              As filed with the Securities and Exchange Commission
                                on July 31, 2006
                      Registration No. 333-89661; 811-09645

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM N-1A

                    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  [ ]

                        Post-Effective Amendment No. 46                      [X]

            REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [ ]

                               Amendment No. 47                              [X]

                        (Check appropriate box or boxes)

                                   ----------

                           COLUMBIA FUNDS SERIES TRUST
               (Exact Name of Registrant as specified in Charter)
                              One Financial Center
                                Boston, MA 02111
          (Address of Principal Executive Offices, including Zip Code)

                                   ----------

       Registrant's Telephone Number, including Area Code: (800) 321-7854
                                 James Bordewick
                          c/o Columbia Management Group
                               100 Federal Street
                                Boston, MA 02110
                     (Name and Address of Agent for Service)

                                 With copies to:

Marco E. Adelfio, Esq.                                  Burton M. Leibert, Esq.
Morrison & Foerster LLP                                 Willkie Farr & Gallagher
2000 Pennsylvania Ave., N.W.                            787 Seventh Avenue
Washington, D.C. 20006                                  New York, New York 10019

It is proposed that this filing will become effective (check appropriate box):

[X]  Immediately upon filing pursuant           [ ]  on (date) pursuant
     to Rule 485(b), or                              to Rule 485(b), or

[ ]  60 days after filing pursuant              [ ]  on (date) pursuant
     to Rule 485(a), or                              to Rule 485(a).

[ ]  75 days after filing pursuant to           [ ]  on (date) pursuant to
     paragraph (a)(2)                                paragraph(a)(2) of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

                                EXPLANATORY NOTE

     The Registrant is filing this Post-Effective Amendment No. 46 under the 1933 Act and Post-Effective Amendment No. 47 under the 1940 Act to Columbia Funds Series Trust's (the "Trust") Registration Statement on Form N-1A in order to provide updated financial information for the Trust's Funds and to effect certain non-material changes.

COLUMBIA MANAGEMENT

Money Market Funds
Prospectus - Class A Shares
August 1, 2006

Columbia Cash Reserves
Columbia Treasury Reserves
Columbia Government Reserves
Columbia Tax-Exempt Reserves

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NOT FDIC-INSURED           NOT BANK ISSUED

NO BANK GUARANTEE          MAY LOSE VALUE

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE COLUMBIA FUNDS FAMILY (COLUMBIA FUNDS OR COLUMBIA FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 43.

YOUR INVESTMENT IN A FUND IS NOT A BANK DEPOSIT OR OTHER OBLIGATION OF, OR ISSUED OR ENDORSED OR GUARANTEED BY, BANK OF AMERICA, N.A. (BANK OF AMERICA) OR ANY OF ITS AFFILIATES. YOUR INVESTMENT IN A FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUNDS AND MAY BE COMPENSATED OR INCENTED IN CONNECTION WITH THE SALE OF THE FUNDS.

YOUR INVESTMENT IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL INVESTED. YOUR INVESTMENT MAY LOSE MONEY.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about some Columbia Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

ABOUT THE FUNDS

The Money Market Funds seek to provide income while protecting the principal of your original investment by investing in money market instruments.

Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

ARE THESE FUNDS RIGHT FOR YOU?

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Money Market Funds may be suitable for you if:

  - you're looking for a relatively low risk investment with stability of principal

  - you have short-term income needs

They may not be suitable for you if:

  - you're looking for higher returns and are prepared to assume a higher level of investment risk

  - you're more comfortable with bank deposits that are FDIC-insured

You'll find a discussion of each Fund's investment objective, principal investment strategies and principal risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.345.6611 or contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

COLUMBIA MANAGEMENT ADVISORS, LLC (THE ADVISER) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER STARTING ON PAGE 20.

--------------------------------------------------------------------------------


COLUMBIA CASH RESERVES                                           4
------------------------------------------------------------------
COLUMBIA TREASURY RESERVES                                       8
------------------------------------------------------------------
COLUMBIA GOVERNMENT RESERVES                                    11
------------------------------------------------------------------
COLUMBIA TAX-EXEMPT RESERVES                                    14
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     18
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       20

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                         22
     How orders are processed                                   25
  How selling, servicing and administration agents              32
     are paid
  Distributions and taxes                                       34
  Legal matters                                                 36
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            37
------------------------------------------------------------------
HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION                 40
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   43
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

COLUMBIA CASH RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 20.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - bank obligations, including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches,

  - commercial paper,

  - corporate bonds,

  - extendible commercial notes,

  - asset-backed securities,

  - funding agreements,

  - municipal securities,

  - repurchase agreements and

  - other high quality short-term obligations.

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the portfolio management team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Cash Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - INTEREST RATE RISK -- The yield paid by the Fund will vary with changes in short-term interest rates.

      - CREDIT RISK -- Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. With respect to municipal securities, the ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid.

      - U.S. GOVERNMENT OBLIGATIONS -- Obligations of U.S. government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government would provide financial support to any of these entities if it is not obligated to do so by law.

      - REPURCHASE AGREEMENTS -- Repurchase agreements, while backed by collateral, carry some risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.

      - FOREIGN INVESTMENTS -- Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, potentially high or confiscatory levels of taxation, incomplete financial information about the issuers of securities, and political or economic instability. Foreign securities may be more volatile and less liquid than U.S. securities.

      - SHARE PRICE -- There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.

      - SELECTION OF INVESTMENTS -- The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.345.6611. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year.


               2003     2004     2005
               ----     ----     ----
               0.64%    0.80%    2.64%



              *Year-to-date return as of June 30, 2006: 2.06%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2005:                  0.85%
         WORST: 2ND QUARTER 2004:                 0.12%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         CLASS A SHARES                                            2.64%     1.33%

      *THE INCEPTION DATE OF CLASS A SHARES IS MAY 13, 2002.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class A shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              Class A
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.25%



         Distribution (12b-1), shareholder servicing and shareholder
         administration fees                                            0.45%



         Other expenses                                                 0.02%
                                                                         -----



         Total annual Fund operating expenses                           0.72%



         Fee waivers and/or reimbursements                             (0.07)%
                                                                         -----



         Total net expenses(3)                                          0.65%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $66      $223      $394       $888

COLUMBIA TREASURY RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 20.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - U.S. Treasury obligations

  - repurchase agreements and reverse repurchase agreements secured by U.S. Treasury obligations and U.S. government obligations

  - obligations whose principal and interest are backed by the U.S. government

The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Treasury Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income and alternative minimum taxes and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.345.6611. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year.


               2003     2004     2005
               ----     ----     ----
               0.57%    0.69%    2.50%



              *Year-to-date return as of June 30, 2006: 2.00%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 2005:                  0.83%
         WORST: 2ND QUARTER 2004:                 0.10%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005


                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         CLASS A SHARES                                            2.50%     1.23%

      *THE INCEPTION DATE OF CLASS A SHARES IS MAY 13, 2002.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fee and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class A shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              Class A
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.25%



         Distribution (12b-1), shareholder servicing and shareholder
         administration fees                                            0.45%



         Other expenses                                                 0.01%
                                                                         -----



         Total annual Fund operating expenses                           0.71%



         Fee waivers and/or reimbursements                             (0.06)%
                                                                         -----



         Total net expenses(3)                                          0.65%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $66      $221      $389       $877

COLUMBIA GOVERNMENT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 20.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S.
                   government obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily U.S. government obligations and U.S. Treasury obligations.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Government Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income and alternative minimum taxes and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.345.6611. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year.




               2003     2004     2005
               ----     ----     ----
               0.58%    0.75%    2.55%



              *Year-to-date return as of June 30, 2006: 2.02%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 2005:          0.83%
         WORST: 2ND QUARTER 2004:         0.11%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005


                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         CLASS A SHARES                                            2.55%     1.26%

      *THE INCEPTION DATE OF CLASS A SHARES IS MAY 13, 2002.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class A shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              Class A
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.25%



         Distribution (12b-1), shareholder servicing and shareholder
         administration fees                                            0.45%



         Other expenses                                                 0.02%
                                                                         -----



         Total annual Fund operating expenses                           0.72%



         Fee waivers and/or reimbursements                             (0.07)%
                                                                         -----



         Total net expenses(3)                                          0.65%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $66      $223      $394       $888

COLUMBIA TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 20.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. The Fund normally invests all of its assets in municipal securities which pay interest that is free from federal income and alternative minimum taxes. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on municipal obligations, which generally are free from federal income and alternative minimum taxes, but may be subject to state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes; however, such opinions are not binding on tax authorities. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.345.6611. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year.


               1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               3.06%    3.22%    2.93%    2.73%    3.58%    2.22%    0.85%    0.46%    0.58%    1.77%



              *Year-to-date return as of June 30, 2006: 1.33%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:                     0.94%
         WORST: 1ST QUARTER 2004:                    0.08%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                         1 YEAR   5 YEARS   10 YEARS
         CLASS A SHARES                                  1.77%     1.17%     2.13%

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class A shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              Class A
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.25%



         Distribution (12b-1), shareholder servicing and shareholder
         administration fees                                            0.45%



         Other expenses                                                 0.02%
                                                                         -----



         Total annual Fund operating expenses                           0.72%



         Fee waivers and/or reimbursements                             (0.07)%
                                                                         -----



         Total net expenses(3)                                          0.65%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $66      $223      $394       $888

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Fund's investment objective, principal investment strategies and risks in the descriptions starting on page
4. The following are some other risks and information you should consider before you invest:

      - SPECIAL RULES FOR MONEY MARKET FUNDS -- Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

           - may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

           - must maintain an average dollar-weighted maturity of 90 days or less

             Also, the Funds:

           - may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days

           - may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier or second-tier securities

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. The 80% Policy of certain Funds may be changed without shareholder approval by giving shareholders at least 60 days' notice. The 80% Policy of certain other Funds and other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund it will have the additional risks of investing in a master portfolio.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons may not earn income.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, distribution, administration, shareholder servicing, transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Columbia Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Columbia Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI and on the Columbia Funds' website at www.columbiafunds.com under Fund Portfolio Data. In addition, a complete list of each Fund's portfolio holdings for each calendar month will be available upon request 5 business days following each month-end.

      - INFORMATION FOR FEDERALLY CHARTERED CREDIT UNIONS -- Shares of Columbia Treasury Reserves and Columbia Government Reserves are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration Rules and Regulations and the National Credit Union Administration Letter Number 155.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- Each Fund may incur significant transaction costs that are in addition to the total annual Fund operating expenses disclosed in the fee tables. These transaction costs are made up of all the costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Fund's transaction costs are not.

How the Funds are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER (COLUMBIA MANAGEMENT ADVISORS, LLC) AND COLUMBIA WANGER ASSET MANAGER, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 100 mutual fund portfolios in the Columbia Funds Family, including the Money Market Funds described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities and money market instruments. The Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions.

Columbia Management currently has approximately $312 billion in assets under management, which consists of assets under the discretionary management of both the Adviser and Columbia Wanger Asset Management, L.P.

Columbia Funds pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with the Adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

The Adviser has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2007. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that the Adviser will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees the Adviser can receive, along with the actual advisory fees the Adviser and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  COLUMBIA CASH RESERVES                                      0.15%        0.12%



  COLUMBIA TREASURY RESERVES                                  0.15%        0.12%



  COLUMBIA GOVERNMENT RESERVES                                0.15%        0.12%



  COLUMBIA TAX-EXEMPT RESERVES                                0.15%        0.12%

INVESTMENT SUB-ADVISER

Columbia Funds and the Adviser may engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. the Adviser and the Funds have applied for relief from the SEC to permit the Funds to act on many of the Adviser's recommendations with approval only by the Board and not by Fund shareholders. The Adviser or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

A discussion regarding the basis for the Board of Trustees approving the investment sub-advisory agreement with each sub-adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

OTHER SERVICE PROVIDERS

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02111-2621

--------------------------------------------------------------------------------

The Funds are distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer and an indirect, wholly-owned subsidiary of Bank of America Corporation. The Distributor may pay distribution (12b-1) and shareholder servicing fees and/or other compensation to companies for selling shares and providing services to investors.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------

Columbia Management Advisors, LLC is the administrator of the Funds (Administrator) and is responsible for overseeing the administrative operations of the Funds. The Funds pay the Administrator a fee of 0.10% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------

Columbia Management Services, Inc. is the transfer agent for the Funds' shares (Transfer Agent), and is an indirect, wholly-owned subsidiary of Bank of America Corporation. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares

(BUYING, SELLING, TRANSFERRING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WE'VE USED THE TERM INVESTMENT PROFESSIONAL TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING SHARES OF THE COLUMBIA FUNDS. SELLING AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


You can invest in the Funds through your selling agent or directly through Columbia Funds. You don't pay any sales charges when you buy, sell or exchange Class A shares of the Funds.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You'll find more information about buying, selling and exchanging Class A shares on the pages that follow. You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs and services.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.345.6611 if you have any questions or you need help placing an order.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

Frequent purchases and sales of Fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the Funds) and disrupting portfolio management strategies. However, money market funds are designed to offer investors a liquid cash option that they may purchase and sell as often as they wish. Accordingly, Columbia Funds' Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares and the Funds accommodate frequent trading.

Except as expressly described in this prospectus (such as minimum purchase amounts), the Funds have no limits on purchase or exchange transactions. The Funds reserve the right, but have no obligation, to reject any purchase or exchange transaction at any time. In addition, Columbia Funds reserves the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

                   Ways to buy, sell
                      or exchange        How much you can buy, sell or exchange              Other things to know
                  -------------------    ---------------------------------------    ---------------------------------------
Buying shares     In a lump sum          MINIMUM INITIAL INVESTMENT:                There is no limit to the amount you can
                                         - $1,000 for regular accounts              invest in Class A shares.
                                         - $25 for traditional and Roth IRAs,
                                         and Coverdell Education Savings
                                           Accounts
                                         - no minimum for certain fee-based
                                           accounts and certain retirement plan
                                           accounts
                                         MINIMUM ADDITIONAL INVESTMENT:
                                         - $25 for traditional and Roth IRAs,
                                         and Coverdell Education Savings
                                           Accounts
                                         - $50 for all other accounts

                  Using our              minimum initial investment:                You can buy shares any day of the month
                  Systematic             - $50                                      on a monthly or quarterly schedule.
                  Investment Plan        minimum additional investment:
                                         - $50
                  By wire                                                           You may purchase shares of a Fund by
                                                                                    wiring money from your bank account to
                                                                                    your Fund account. To wire funds to
                                                                                    your account, call 1.800.422.3737 for
                                                                                    wiring instructions.

                  By electronic funds                                               You may purchase shares of a Fund by
                  transfer                                                          electronically transferring money from
                                                                                    your bank account to your Fund account
                                                                                    by calling 1.800.422.3737. An
                                                                                    electronic funds transfer may take up
                                                                                    to two business days to settle and be
                                                                                    considered in "good form." You must set
                                                                                    up this feature prior to your request.

Selling shares    In a lump sum          - shares sold by check via the             A Fund will generally send proceeds
                                         telephone or through the internet are      from the sale to you as soon as
                                           limited to an aggregate of $100,000      practicable following the determination
                                           in a 30-day period                       of the Fund's net asset value
                                         - restrictions may apply to withdrawals    applicable to your order. However, if
                                         from retirement plan accounts              you purchased your shares by check, a
                                                                                    Fund may delay sending the proceeds
                                                                                    from the sale of your shares for up to
                                                                                    10 days after your purchase to protect
                                                                                    against checks that are returned.

                  Using our free         - minimum $250 per check                   You can write checks for free. You can
                  checkwriting                                                      only use checks to make partial
                  service                                                           withdrawals from a Fund. You can't use
                                                                                    a check to make a full withdrawal from
                                                                                    a Fund.

                  Using our Automatic    - no minimum per withdrawal                Your account balance must be at least
                  Withdrawal Plan        - $5,000 requirement waived for certain    $5,000 to set up the plan. You can make
                                         fee based accounts                         withdrawals any day of the month on a
                                                                                    monthly, quarterly or semi-annual
                                                                                    basis. We'll send your money by check
                                                                                    or deposit it directly to your bank
                                                                                    account.

                  By wire                                                           You may sell shares of a Fund and
                                                                                    request that the proceeds be wired to
                                                                                    your bank account. You must set up this
                                                                                    feature prior to your request.

                   Ways to buy, sell
                      or exchange        How much you can buy, sell or exchange              Other things to know
                  -------------------    ---------------------------------------    ---------------------------------------
                  By electronic funds                                               You may sell shares of a Fund and
                  transfer                                                          request that the proceeds be
                                                                                    electronically transferred to your bank
                                                                                    account. Proceeds may take up to two
                                                                                    business days to be received by your
                                                                                    bank. You must set up this feature
                                                                                    prior to your request.

Exchanging        In a lump sum          - new account minimums apply to            You can generally exchange Class A
  shares                                   exchanges                                shares of a Money Market Fund for Class
                                                                                    A shares of any other Fund distributed
                                                                                    by the Distributor. Some exceptions
                                                                                    apply. A sales charge may apply when
                                                                                    exchanging from a Money Market Fund to
                                                                                    Funds with front-end sales charges.

                  Using our Automatic    - minimum $100 per exchange                You can make exchanges any day of the
                  Exchange Feature                                                  month.

                  By dividend                                                       You may automatically invest dividends
                  diversification                                                   distributed by a Fund into the same
                                                                                    class of shares (and, in some cases,
                                                                                    certain other classes) of the Fund at
                                                                                    no additional sales charge. Additional
                                                                                    sales charges may apply if you are
                                                                                    exchanging from a Money Market Fund. To
                                                                                    reinvest your dividends, call
                                                                                    1.800.345.6611.

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A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW
YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE MONEY MARKET FUNDS RESERVE THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

IN ADDITION TO WEEKENDS, EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------

HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  - 9:45 a.m., 11:00 a.m., 2:30 p.m. and 5:00 p.m. Eastern time each business day for each share class of Columbia Cash Reserves and Columbia Treasury Reserves

  - 9:45 a.m., 11:00 a.m. and 2:30 p.m. Eastern time each business day for each share class of Columbia Government Reserves

  - 12:00 noon Eastern time each business day for each share class of Columbia Tax-Exempt Reserves

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN A FUND

The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders to buy, sell or exchange shares may be delivered to the Transfer Agent by phone, in writing, or through the internet. For more information on account and trading restrictions and special sign-up procedures for internet transactions, please call us at 1.800.353.0828 for institutional investors or 1.800.345.6611 for individual investors. The Transfer Agent has procedures in place to authenticate electronic instructions. You will be asked to accept the terms of an online agreement(s) and utilize a password for internet services. Orders received in good order by the Fund, Distributor, Transfer Agent or their agents by the following times on a business day (unless the Fund closes early) will be processed as follows:

  - If your order for Columbia Cash Reserves or Columbia Treasury Reserves is received in good form by the Transfer Agent by 5:00 p.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and you'll receive that day's dividends).

  - If your order for Columbia Government Reserves is received in good form by the Transfer Agent by 2:30 p.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and you'll receive that day's dividends).

  - If your order for Columbia Tax-Exempt Reserves is received in good form by the Transfer Agent by 12:00 noon Eastern time, you will receive that day's net asset value per share (and in the case of purchases you'll receive that day's dividends).

The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - Call 1.800.345.6611 to place telephone orders.

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. We will not be liable for following telephone instructions that we reasonably believe are genuine.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.
--------------------------------------------------------------------------------



(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Class A shares at net asset value per share.

        - For purchases via Fedwire, we must receive payment by the close of the Federal Reserve wire transfer system (typically 6 p.m. Eastern time) on the business day the Fund, Distributor, Transfer Agent or their agents receive the order (unless the Fund closes early).

             If we receive payment after this time, we'll cancel the order. We'll return any payment received for orders that we cancel. We can change this time under certain circumstances, for example, when there's more wiring activity than normal.

        - If we do not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal fund rate. We have the right to redeem all or part of your holding of shares in any Fund in order to meet these costs.

        - Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We don't issue certificates.

        - You may purchase shares of a Fund by electronically transferring money from your bank account to your Fund account by calling 1.800.422.3737. An electronic funds transfer may take up to two business days to settle and be considered in "good form." You must set up this feature prior to your request.

      MINIMUM INITIAL INVESTMENT

      The minimum initial amount you can buy is usually $1,000.

      If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

        - $50 using our Systematic Investment Plan

        - $25 for traditional and Roth Individual Retirement Accounts (IRAs), and Coverdell Education Savings Accounts

        - There is no minimum for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts, other managed accounts and certain retirement plans.

      MINIMUM ADDITIONAL INVESTMENT

      You can make additional purchases of as little as $50, or $25 for traditional and Roth IRAs, and Coverdell Education Savings Accounts.

SYSTEMATIC INVESTMENT PLAN
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:
  - You can buy shares any day of the month on a monthly or quarterly basis.
  - Some exceptions may apply to employees of Bank of America and its affiliates. For details, please contact your investment professional.

--------------------------------------------------------------------------------

"GOOD FORM" MEANS THAT THE MONEY USED TO PURCHASE YOUR SHARES IS FULLY COLLECTED. WHEN SELLING SHARES BY LETTER OF INSTRUCTION, "GOOD FORM" ALSO MEANS
(I) YOUR LETTER HAS COMPLETE INSTRUCTIONS, THE PROPER SIGNATURES AND MEDALLION SIGNATURE GUARANTEES AND (II) ANY OTHER REQUIRED DOCUMENTS ARE ATTACHED. FOR ADDITIONAL DOCUMENTS REQUIRED FOR SALES BY CORPORATIONS, AGENTS, FIDUCIARIES, SURVIVING JOINT OWNERS AND OTHER LEGAL ENTITIES PLEASE CALL 1.800.345.6611. NO INTEREST WILL BE PAID ON UNCASHED REDEMPTION CHECKS.




 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------



(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - We normally send the sale proceeds of Columbia Cash Reserves, Columbia Treasury Reserves, Columbia Government Reserves or Columbia Tax-Exempt Reserves by Fedwire as soon as practicable following the net asset value determination time applicable to your order. For more information please refer to HOW ORDERS ARE PROCESSED or contact the Transfer Agent.

        - If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after the Distributor, Transfer Agent or their agents receive your order in good order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

        - If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Fund receives your order in good order.

        - You can sell up to an aggregate of $100,000 of shares by check via the telephone or through the internet to the address of record or via ACH to your bank in a 30-day period if you qualify for telephone orders.

        - If you paid for your shares by check, we'll hold the sale proceeds when you sell those shares for at least 10 days after the trade date of the purchase.

        - If you hold any shares in certificate form, you will not be able to sell those shares until you return the certificates to the Transfer Agent.

        - You may sell shares of a Fund and request that the proceeds be electronically transferred to your bank account. Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your request.

        - Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares (except shares of Columbia Treasury Reserves).

        - We can delay payment of the sale proceeds of Columbia Cash Reserves, Columbia Treasury Reserves or Columbia Government Reserves for one day, or longer than one day if there is a non- routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or
          (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

        - We can delay payment of the sale proceeds of Columbia Tax-Exempt Reserves for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), or your account may be subject to an annual fee of $10. The Transfer Agent will send you written notification of such action and provide details on how you can add money to your account to avoid this penalty.

        - if your selling agent tells us to sell your shares under arrangements made between the selling agent and you.

        - under certain other circumstances allowed under the 1940 Act.

CHECKWRITING SERVICE
You can withdraw money from the Funds using our free checkwriting service. You can contact your investment professional or us to set up the service.

Here's how the service works:

  - Each check you write must be for a minimum of $250.

  - You can only use checks to make partial withdrawals. You can't use a check to make a full withdrawal of the shares you hold in a Fund.

  - Shares you sell by writing a check are eligible to receive distributions up to the day our custodian receives the check for payment.

  - We can change or cancel the service by giving you 30 days notice in writing.

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw funds any day of the month on a monthly, quarterly or semi-annual basis. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - Your account balance must be at least $5,000 to set up the plan. Certain fee based accounts are not subject to the $5,000 requirement.

  - If you set up the plan after you've opened your account, your signature must be Medallion Guaranteed.

  - We'll send you a check or deposit the money directly to your bank account.

  - You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.
--------------------------------------------------------------------------------



(EXCHANGING SHARES EXCHANGING SHARES
  GRAPHIC)

      You can generally sell shares of a Fund to buy shares of another Fund distributed by the Distributor. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - You can generally exchange Class A shares of a Money Market Fund for Class A shares of any other Fund distributed by the Distributor. Some exceptions apply.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - We may limit the number of exchanges you can make within a specified period of time.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until the Transfer Agent has received the certificate and deposited the shares to your account.

      You may exchange your shares for shares of the same share class (and in some cases, certain other classes) of another Fund distributed by the Distributor, at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original Fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or loss for tax purposes. The Fund may terminate your exchange privilege if the Advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See SHORT-TERM TRADING ACTIVITY AND MARKET TIMING. To exchange by telephone, call 800.422.3737. Please have your account and taxpayer identification numbers available when calling.

      For example, if you exchange into Class A shares of the Money Market Funds by exchanging Class A shares that were bought without an initial sales charge in certain circumstances a CDSC may apply. Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1% CDSC if the shares are sold within 12 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million (but less than $25 million) are subject to a CDSC if redeemed within 12 months of the date of purchase. The 12 months begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee based program.

AUTOMATIC EXCHANGE FEATURE
The Automatic Exchange Feature lets you exchange $100 or more of Class A shares any day of the month. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to the Transfer Agent in writing or call 1.800.345.6611.

  - If you set up your plan to exchange more than $100,000 you must have your signature Medallion Guaranteed.

  - You can choose to have us transfer your money on any day of the month.

  - The rules for making exchanges apply to automatic exchanges.

How selling, servicing and administration agents are paid
(PERCENT GRAPHIC)


--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 OF THE 1940 ACT.

YOUR SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------


Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

DISTRIBUTION (12B-1), SHAREHOLDER SERVICING AND SHAREHOLDER ADMINISTRATION FEES

The Distributor, Adviser and selling and servicing agents are compensated for selling shares and providing services to investors under distribution, shareholder servicing and shareholder administration plans.

The Distributor may receive a maximum annual distribution (12b-1) fee of 0.10% of the average daily net assets of Class A shares of the Funds, some or all of which may be paid to selling agents.

Servicing agents may receive a maximum annual shareholder servicing fee of up to 0.25% of the average daily net assets of Class A shares of the Funds.

The Adviser, its affiliates and/or other financial institutions and intermediaries may receive a maximum annual shareholder administration fee of up to 0.10% of the average daily net assets of the Funds.

Fees are calculated daily and paid to the Distributor periodically. Because these fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment, and may cost you more than any sales charges you may pay.

The Funds pay these fees to the Distributor and/or to eligible selling and servicing agents and financial institutions, including the Adviser or other affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.


Other compensation -- financial intermediary payments

In addition, the Distributor or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor or one of its affiliates. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by the Distributor attributable to that financial intermediary, gross sales of the mutual funds distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the support payments to any one financial intermediary are generally expected to be between 0.02% and 0.10% (between 0.03% and 0.12% in the case of the Columbia Money Market Funds) on an annual basis for payments based on average net assets of the Funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds (other than the Columbia Money Market

Funds) attributable to the financial intermediary. The Distributor or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in the Fund.


Payments may also be made to certain financial intermediaries, including other Bank of America affiliates, that provide investor services to retirement plans and other investment programs to compensate financial intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.30% of the total Fund assets in the program on an annual basis. The Board has authorized the Funds to reimburse the Transfer Agent for amounts paid to financial intermediaries that maintain assets in omnibus accounts, subject to an annual cap of 0.11% of net assets maintained in such accounts. The amounts in excess of that reimbursed by a Fund will be borne by the Distributor or its affiliates.


The Distributor or its affiliates may make other payments or allow promotional incentives to financial intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.


Amounts paid by the Distributor or its affiliates are paid out of the Distributor's or its affiliates' own revenue and do not increase the amount paid by you or your Fund. You can find further details about the payments made by the Distributor or its affiliates and the services provided by financial intermediaries as well as a list of the financial intermediaries to which the Distributor or its affiliates has agreed to make marketing support payments in the SAI, which can be obtained at www.columbiafunds.com or by calling
1.800.345.6611. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from the Distributor and its affiliates and any services it provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular Fund or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.

Distributions and taxes
(TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, the gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain, if any, to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares and is called a distribution.

Although the Funds do not expect to realize any capital gain, any capital gain realized by a Fund will be distributed at least once a year. The Funds declare distributions of net investment income each business day, and pay them on the first business day of each month. Normally, each Fund will declare and pay distributions of net investment income as indicated above. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily distribution Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Funds) or trade date (all other Funds), and realized net capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts because each class has different expenses.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at
1.800.345.6611. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the same Fund.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Fund's ordinary income and any net realized short-term capital gain, if any, generally are taxable to you as ordinary income. Although the Funds do not expect to realize significant capital gain, any distributions of net realized long-term capital gain, if any, generally are taxable to you as long-term capital gain.

In general, corporate shareholders will not be able to deduct any distributions when determining their taxable income. Fund distributions also will not qualify for reductions in federal income taxation of dividends payable to individuals from certain domestic and foreign corporations.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. State and local taxes may also apply to distributions.

COLUMBIA TAX-EXEMPT RESERVES

In general, you will not be subject to federal income or alternative minimum tax on distributions from Columbia Tax-Exempt Reserves of its net tax-exempt interest income. These distributions, however, may be subject to state, local and other taxes, including corporate taxes.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is exempt from state and local individual income taxes. Distributions you receive that come from interest each Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult your tax adviser about your specific tax situation.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you're otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied as a credit against your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

Legal matters

On February 9, 2005, the Adviser and Distributor entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, the Adviser and Distributor have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. The Adviser and Distributor are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Columbia Funds Series Trust (formerly known as Nations Funds Trust), its Board of Trustees, Bank of America Corporation and certain of its affiliates, including the Adviser and Distributor (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and other cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Funds Series Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds Series Trust against BAC and others that asserts claims under the federal securities laws and state common law. Columbia Funds Series Trust is a nominal defendant in this action.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of these actions. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Columbia Funds shareholders and/or the Columbia Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for preliminary approval.

Separately, several putative class actions have been filed against Columbia Funds Series Trust, Bank of America Corporation and certain of its affiliates, and others, in various federal courts relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. (George Siepel, et al. v. Bank of America, Columbia Funds Series Trust, et al., instituted December 28, 2005, U.S. District Court, E.D. Mo.; Luleff v. Bank of America, Columbia Funds Series Trust, William Carmichael, et al., instituted February 22, 2006, U.S. District Court, S.D. NY.) The suits allege various claims including state law claims for breach of fiduciary duty, breach of contract, unjust enrichment and violations of federal securities laws and seek damages and other remedies.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights tables are designed to help you understand how the Funds have performed for the period of operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the Funds' financial statements, is included in the Funds' annual report. The independent registered public accounting firm's report and the Funds' financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

COLUMBIA CASH RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                 YEAR ENDED               YEAR ENDED               YEAR ENDED
  CLASS A SHARES#                                 03/31/06                 03/31/05                 03/31/04
  Net asset value, beginning of period             $1.00                    $1.00                    $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     0.0311                   0.0113                   0.0055
  LESS DISTRIBUTIONS:
  Dividends from net investment income            (0.0311)                 (0.0113)                 (0.0055)
  Net asset value, end of period                   $1.00                    $1.00                    $1.00
  TOTAL RETURN++                                   3.15%                    1.13%                    0.56%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $251,431                 $256,503                 $285,257
  Ratio of operating expenses to average
    net assets(a)                                  0.65%                    0.65%                   0.65%(c)
  Ratio of net investment income/(loss)
    to average net assets                          3.11%                    1.10%                    0.56%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                      0.72%                    0.72%                    0.71%

                                                 PERIOD ENDED
  CLASS A SHARES#                                03/31/03*+++
  Net asset value, beginning of period              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                      0.0117
  LESS DISTRIBUTIONS:
  Dividends from net investment income             (0.0117)
  Net asset value, end of period                    $1.00
  TOTAL RETURN++                                   1.18%**
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)             $378,382
  Ratio of operating expenses to average
    net assets(a)                                 0.65%+(b)
  Ratio of net investment income/(loss)
    to average net assets                           1.17%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                       0.71%+

# On August 22, 2005 the Fund's Investor A shares were redesignated Class A shares.
* Columbia Cash Reserves Class A shares commenced operations on May 13, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
+++ The total return for the period ended March 31, 2003 reflects the historical return information for Nations Prime Fund Class A shares, which were reorganized into Columbia Cash Reserves Class A shares on May 10, 2002.
** Not annualized.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The reimbursement from the Fund's investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

COLUMBIA TREASURY RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                 YEAR ENDED               YEAR ENDED               YEAR ENDED
  CLASS A SHARES#                                 03/31/06                 03/31/05                 03/31/04
  Net asset value, beginning of period             $1.00                    $1.00                    $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     0.0300                   0.0099                   0.0048
  LESS DISTRIBUTIONS:
  Dividends from net investment income            (0.0300)                 (0.0099)                 (0.0048)
  Net asset value, end of period                   $1.00                    $1.00                    $1.00
  TOTAL RETURN++                                   3.04%                    1.00%                    0.48%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $707,503                 $632,569                 $702,673
  Ratio of operating expenses to average
    net assets(a)                                  0.65%                    0.65%                    0.65%
  Ratio of net investment income/(loss)
    to average net assets                          3.05%                    0.95%                    0.49%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                      0.71%                    0.72%                    0.71%

                                                 PERIOD ENDED
  CLASS A SHARES#                                03/31/03*+++
  Net asset value, beginning of period              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                      0.0107
  LESS DISTRIBUTIONS:
  Dividends from net investment income             (0.0107)
  Net asset value, end of period                    $1.00
  TOTAL RETURN++                                    1.07%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)             $850,729
  Ratio of operating expenses to average
    net assets(a)                                   0.65%+
  Ratio of net investment income/(loss)
    to average net assets                           1.07%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                       0.71%+

# On August 22, 2005 the Fund's Investor A shares were redesignated Class A shares.
* Columbia Treasury Reserves Class A shares commenced operations on May 13,
2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
+++ The total return for the period ended March 31, 2003 reflects the historical return information for Nations Treasury Fund Class A shares, which were reorganized into Columbia Treasury Reserves Class A shares on May 10, 2002.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

COLUMBIA GOVERNMENT RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                 YEAR ENDED               YEAR ENDED               YEAR ENDED
  CLASS A SHARES#                                 03/31/06                 03/31/05                 03/31/04
  Net asset value, beginning of period             $1.00                    $1.00                    $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     0.0303                   0.0107                   0.0050
  LESS DISTRIBUTIONS:
  Dividends from net investment income            (0.0303)                 (0.0107)                 (0.0050)
  Net asset value, end of period                   $1.00                    $1.00                    $1.00
  TOTAL RETURN++                                   3.07%                    1.08%                    0.50%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $16,903                  $31,654                  $11,263
  Ratio of operating expenses to average
    net assets(a)                                  0.65%                    0.65%                    0.65%
  Ratio of net investment income/(loss)
    to average net assets                          2.98%                    1.13%                    0.51%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                      0.72%                    0.72%                    0.71%

                                                 PERIOD ENDED
  CLASS A SHARES#                                03/31/03*+++
  Net asset value, beginning of period              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                      0.0108
  LESS DISTRIBUTIONS:
  Dividends from net investment income             (0.0108)
  Net asset value, end of period                    $1.00
  TOTAL RETURN++                                   1.08%**
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)              $6,069
  Ratio of operating expenses to average
    net assets(a)                                   0.65%+
  Ratio of net investment income/(loss)
    to average net assets                           1.03%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                       0.72%+

# On August 22, 2005 the Fund's Investor A shares were redesignated Class A shares.
* Columbia Government Reserves Class A shares commenced operations on May 13, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
+++ The total return for the period ended March 31, 2003 reflects the historical return information for Nations Government Money Market Fund Class A shares, which were reorganized into Columbia Government Reserves Class A shares on May 10, 2002.
** Not annualized.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

COLUMBIA TAX-EXEMPT RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED          YEAR ENDED           YEAR ENDED
  CLASS A SHARES#                              03/31/06             03/31/05            03/31/04             03/31/03
  Net asset value, beginning of year             $1.00                $1.00               $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0206               0.0080              0.0041               0.0079
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0206)             (0.0080)            (0.0041)             (0.0079)
  Net asset value, end of year                   $1.00                $1.00               $1.00                $1.00
  TOTAL RETURN++                                 2.08%                0.80%               0.41%                0.79%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $25,572              $28,934             $50,803              $87,141
  Ratio of operating expenses to average
    net assets                                 0.65%(a)               0.65%               0.65%                0.65%
  Ratio of net investment income/(loss)
    to average net assets                        2.06%                0.75%               0.39%                0.68%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.72%(a)               0.73%               0.72%                0.73%

                                               YEAR ENDED
  CLASS A SHARES#                               03/31/02
  Net asset value, beginning of year              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0169
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0169)
  Net asset value, end of year                    $1.00
  TOTAL RETURN++                                  1.70%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $80,108
  Ratio of operating expenses to average
    net assets                                    0.65%
  Ratio of net investment income/(loss)
    to average net assets                         1.65%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.68%

# On August 22, 2005 the Fund's Investor A shares were redesignated Class A shares.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

Hypothetical investment and expense information

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Funds, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in each class of the Funds assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the Funds, which are the same as those stated in the Annual Fund Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables shown below reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charges, if any, which may be payable on redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

COLUMBIA CASH RESERVES -- CLASS A SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              0.65%                4.35%             $10,435.00       $66.41
       2           10.25%              0.72%                8.82%             $10,881.62       $76.74
       3           15.76%              0.72%               13.47%             $11,347.35       $80.02
       4           21.55%              0.72%               18.33%             $11,833.02       $83.45
       5           27.63%              0.72%               23.39%             $12,339.47       $87.02
       6           34.01%              0.72%               28.68%             $12,867.60       $90.75
       7           40.71%              0.72%               34.18%             $13,418.33       $94.63
       8           47.75%              0.72%               39.93%             $13,992.64       $98.68
       9           55.13%              0.72%               45.92%             $14,591.62      $102.90
      10           62.89%              0.72%               52.16%             $15,216.04      $107.31
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $5,216.04
  TOTAL ANNUAL FEES & EXPENSES                                                                $887.91

COLUMBIA TREASURY RESERVES -- CLASS A SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              0.65%                4.35%             $10,435.00       $66.41
       2           10.25%              0.71%                8.83%             $10,882.66       $75.68
       3           15.76%              0.71%               13.50%             $11,349.53       $78.92
       4           21.55%              0.71%               18.36%             $11,836.42       $82.31
       5           27.63%              0.71%               23.44%             $12,344.20       $85.84
       6           34.01%              0.71%               28.74%             $12,873.77       $89.52
       7           40.71%              0.71%               34.26%             $13,426.06       $93.36
       8           47.75%              0.71%               40.02%             $14,002.03       $97.37
       9           55.13%              0.71%               46.03%             $14,602.72      $101.55
      10           62.89%              0.71%               52.29%             $15,229.18      $105.90
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $5,229.18
  TOTAL ANNUAL FEES & EXPENSES                                                                $876.88

COLUMBIA GOVERNMENT RESERVES -- CLASS A SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSES       AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              0.65%                4.35%             $10,435.00       $66.41
       2           10.25%              0.72%                8.82%             $10,881.62       $76.74
       3           15.76%              0.72%               13.47%             $11,347.35       $80.02
       4           21.55%              0.72%               18.33%             $11,833.02       $83.45
       5           27.63%              0.72%               23.39%             $12,339.47       $87.02
       6           34.01%              0.72%               28.68%             $12,867.60       $90.75
       7           40.71%              0.72%               34.18%             $13,418.33       $94.63
       8           47.75%              0.72%               39.93%             $13,992.64       $98.68
       9           55.13%              0.72%               45.92%             $14,591.52      $102.90
      10           62.89%              0.72%               52.16%             $15,216.04      $107.31
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $5,216.04
  TOTAL ANNUAL FEES & EXPENSES                                                                $887.91

COLUMBIA TAX-EXEMPT RESERVES -- CLASS A SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              0.65%                4.35%             $10,435.00       $66.41
       2           10.25%              0.72%                8.82%             $10,881.62       $76.74
       3           15.76%              0.72%               13.47%             $11,347.35       $80.02
       4           21.55%              0.72%               18.33%             $11,833.02       $83.45
       5           27.63%              0.72%               23.39%             $12,339.47       $87.02
       6           34.01%              0.72%               28.68%             $12,867.60       $90.75
       7           40.71%              0.72%               34.18%             $13,418.33       $94.63
       8           47.75%              0.72%               39.93%             $13,992.64       $98.68
       9           55.13%              0.72%               45.92%             $14,591.52      $102.90
      10           62.89%              0.72%               52.16%             $15,216.04      $107.31
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $5,216.04
  TOTAL ANNUAL FEES & EXPENSES                                                                $887.91

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO COLUMBIA FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------


Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of the Fund's assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 under the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

DEBT SECURITY -- when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has received a rating in the highest short-term rating category from two, or in some circumstances one, nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

GUARANTEED INVESTMENT CONTRACT -- an investment instrument issued by a rated insurance company in return for a payment by an investor.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as Standard & Poor's Corporation or Moody's Investors Service, Inc. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board. Please see the SAI for more information about credit ratings.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MONEY MARKET INSTRUMENT -- a high quality, short-term debt security that pays interest based on a fixed, variable or floating rate and is considered to mature in 13 months or less. Money market instruments include, but are not limited to, U.S. Treasury obligations, U.S. government obligations, certificates of deposit and time deposits, bankers' acceptances, commercial paper, corporate bonds, extendible commercial notes, asset backed securities, funding agreements, repurchase agreements and certain municipal securities.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large affect on the fund.

PARTICIPATION -- a pass-through certificate representing a share in a pool of debt obligations or other instruments.

PASS-THROUGH CERTIFICATE -- securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

PRIVATE ACTIVITY BOND -- a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SPECIAL PURPOSE ISSUER -- an entity organized solely to issue asset-backed securities on a pool of assets it owns.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

COLUMBIA MANAGEMENT.

Where to find more information

You'll find more information about Columbia Money Market Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Columbia Funds:

By telephone:
1.800.345.6611

By mail:
COLUMBIA FUNDS
C/O COLUMBIA FUNDS SERVICES
P.O. BOX 8081
BOSTON, MA 02266-8081

On the internet:
WWW.COLUMBIAFUNDS.COM

Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number: 811-09645
Columbia Funds Series Trust

INT-36/111183-0606

COLUMBIA MANAGEMENT.

Money Market Funds
Prospectus -- Class B and C Shares
August 1, 2006

Columbia Cash Reserves
Columbia Money Market Reserves
Columbia Treasury Reserves
Columbia Government Reserves
Columbia Municipal Reserves
Columbia Tax-Exempt Reserves
Columbia California Tax-Exempt Reserves
Columbia New York Tax-Exempt Reserves

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NOT FDIC-INSURED          NOT BANK ISSUED

NO BANK GUARANTEE         MAY LOSE VALUE

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE COLUMBIA FUNDS FAMILY (COLUMBIA FUNDS OR COLUMBIA FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 88.

YOUR INVESTMENT IN A FUND IS NOT A BANK DEPOSIT OR OTHER OBLIGATION OF, OR ISSUED OR ENDORSED OR GUARANTEED BY, BANK OF AMERICA, N.A. (BANK OF AMERICA) OR ANY OF ITS AFFILIATES. YOUR INVESTMENT IN A FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUNDS AND MAY BE COMPENSATED OR INCENTED IN CONNECTION WITH THE SALE OF THE FUNDS.

YOUR INVESTMENT IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL INVESTED. YOUR INVESTMENT MAY LOSE MONEY.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about some Columbia Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

This prospectus offers Class B and Class C shares of the Funds. These classes of shares are designed primarily as exchange classes for holders of Columbia Funds non-money market funds. In addition, they may be used in connection with Columbia Funds Automated Dollar Cost Averaging Feature. Please turn to BUYING, SELLING AND EXCHANGING SHARES for more information about buying, selling and exchanging these classes of shares.

ABOUT THE FUNDS

The Money Market Funds seek to provide income while protecting the principal of your original investment by investing in money market instruments.

Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

ARE THESE FUNDS RIGHT FOR YOU?

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Money Market Funds may be suitable for you if:

  - you're looking for a relatively low risk investment with stability of principal

  - you have short-term income needs

They may not be suitable for you if:

  - you're looking for higher returns and are prepared to assume a higher level of investment risk

  - you're more comfortable with bank deposits that are FDIC-insured

You'll find a discussion of each Fund's investment objective, principal investment strategies and principal risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.345.6611 or contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

COLUMBIA MANAGEMENT ADVISORS, LLC (THE ADVISER) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER STARTING ON PAGE 46.

--------------------------------------------------------------------------------


COLUMBIA CASH RESERVES                                           4
------------------------------------------------------------------
COLUMBIA MONEY MARKET RESERVES                                   9
------------------------------------------------------------------
COLUMBIA TREASURY RESERVES                                      14
------------------------------------------------------------------
COLUMBIA GOVERNMENT RESERVES                                    19
------------------------------------------------------------------
COLUMBIA MUNICIPAL RESERVES                                     24
------------------------------------------------------------------
COLUMBIA TAX-EXEMPT RESERVES                                    29
------------------------------------------------------------------
COLUMBIA CALIFORNIA TAX-EXEMPT RESERVES                         34
------------------------------------------------------------------
COLUMBIA NEW YORK TAX-EXEMPT RESERVES                           39
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     44
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       46

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Choosing a share class                                        48
     About Class B shares                                       49
        Contingent deferred sales charge                        49
     About Class C shares                                       50
        Contingent deferred sales charge                        50
     When you might not have to pay a CDSC                      51
  Buying, selling and exchanging shares                         53
     How orders are processed                                   56
  How selling and servicing agents are paid                     64
  Distributions and taxes                                       67
  Legal matters                                                 70
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            71
------------------------------------------------------------------
HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION                 79
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   88
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

COLUMBIA CASH RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 46.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - bank obligations, including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches,

  - commercial paper,

  - corporate bonds,

  - extendible commercial notes,

  - asset-backed securities,

  - funding agreements,

  - municipal securities,

  - repurchase agreements and

  - other high quality short-term obligations.

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the portfolio management team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Cash Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - INTEREST RATE RISK -- The yield paid by the Fund will vary with changes in short-term interest rates.

      - CREDIT RISK -- Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. With respect to municipal securities, the ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid.

      - U.S. GOVERNMENT OBLIGATIONS -- Obligations of U.S. government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government would provide financial support to any of these entities if it is not obligated to do so by law.

      - REPURCHASE AGREEMENTS -- Repurchase agreements, while backed by collateral, carry some risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.

      - FOREIGN INVESTMENTS -- Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, potentially high or confiscatory levels of taxation, incomplete financial information about the issuers of securities, and political or economic instability. Foreign securities may be more volatile and less liquid than U.S. securities.

      - SHARE PRICE -- There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.

      - SELECTION OF INVESTMENTS -- The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.345.6611. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class B shares has varied from year to year.

               2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----
               5.31%    3.08%    0.70%    0.25%    0.37%    1.97%



              *Year-to-date return as of June 30, 2006: 1.73%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 3RD QUARTER 2000:          1.38%
         WORST: 2ND QUARTER 2004:         0.06%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         CLASS B SHARES                                    1.97%     1.27%     2.03%



         CLASS C SHARES                                    1.97%     1.27%     2.03%

      *THE INCEPTION DATES OF CLASS B SHARES AND CLASS C SHARES ARE OCTOBER 4,
       1999 AND OCTOBER 5, 1999, RESPECTIVELY.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class B and C shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                        Class B   Class C
         (Fees paid directly from your investment)               Shares    Shares
         Maximum sales charge (load) imposed on purchases          N/A       N/A



         Maximum deferred sales charge (load) as a % of the
         lower of the original purchase price or net asset
         value                                                     5.00%(1)   1.00%(2)



         ANNUAL FUND OPERATING EXPENSES(3)
         (Expenses that are deducted from the Fund's assets)



         Management fees(4)                                        0.25%     0.25%



         Distribution (12b-1) and shareholder servicing and
         administration fees                                       1.10%     1.10%



         Other expenses                                            0.02%     0.02%
                                                                    ----      ----



         Total annual Fund operating expenses                      1.37%     1.37%



         Fee waivers and/or reimbursements                       (0.07)%   (0.07)%
                                                                   -----     -----



         Total net expenses(5)                                     1.30%     1.30%
                                                                    ====      ====

      (1)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (4)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (5)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $632     $727      $943      $1,462



         CLASS C SHARES                          $232     $427      $743      $1,640

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $132     $427      $743      $1,462



         CLASS C SHARES                          $132     $427      $743      $1,640

COLUMBIA MONEY MARKET RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 46.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - bank obligations, including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches,

  - commercial paper,

  - corporate bonds,

  - extendible commercial notes,

  - asset-backed securities,

  - funding agreements,

  - municipal securities,

  - repurchase agreements and

  - other high quality short-term obligations.

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the portfolio management team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Money Market Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - INTEREST RATE RISK -- The yield paid by the Fund will vary with changes in short-term interest rates.

      - CREDIT RISK -- Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. With respect to municipal securities, the ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid.

      - U.S. GOVERNMENT OBLIGATIONS -- Obligations of U.S. government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government would provide financial support to any of these entities if it is not obligated to do so by law.

      - REPURCHASE AGREEMENTS -- Repurchase agreements, while backed by collateral, carry some risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.

      - FOREIGN INVESTMENTS -- Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, potentially high or confiscatory levels of taxation, incomplete financial information about the issuers of securities, and political or economic instability. Foreign securities may be more volatile and less liquid than U.S. securities.

      - SHARE PRICE -- There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.

      - SELECTION OF INVESTMENTS -- The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.345.6611. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class B shares has varied from year to year.

               2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----
               5.30%    3.01%    0.63%    0.25%    0.37%    1.98%



              *Year-to-date return as of June 30, 2006: 1.73%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:                     1.37%
         WORST: 2ND QUARTER 2004:                    0.06%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         CLASS B SHARES                                    1.98%     1.24%     2.01%



         CLASS C SHARES                                    1.97%     1.24%     1.38%

      *THE INCEPTION DATE OF CLASS B SHARES AND CLASS C SHARES ARE OCTOBER 5,
       1999 AND JANUARY 6, 2000, RESPECTIVELY.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class B and C shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEE                                         Class B   Class C
         (Fees paid directly from your investment)               Shares    Shares
         Maximum sales charge (load) imposed on purchases          N/A       N/A



         Maximum deferred sales charge (load) as a % of the
         lower of the original purchase price or net asset
         value                                                     5.00%(1)   1.00%(2)



         ANNUAL FUND OPERATING EXPENSES(3)
         (Expenses that are deducted from the Fund's assets)



         Management fees(4)                                        0.25%     0.25%



         Distribution (12b-1) and shareholder servicing and
         administration fees                                       1.10%     1.10%



         Other expenses                                            0.01%     0.01%
                                                                    ----      ----



         Total annual Fund operating expenses                      1.36%     1.36%



         Fee waivers and/or reimbursements                       (0.06)%   (0.06)%
                                                                   -----     -----



         Total net expenses(5)                                     1.30%     1.30%
                                                                    ====      ====

      (1)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (4)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (5)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $632     $725      $939      $1,452



         CLASS C SHARES                          $232     $425      $739      $1,630

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $132     $425      $739      $1,452



         CLASS C SHARES                          $132     $425      $739      $1,630

COLUMBIA TREASURY RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 46.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - U.S. Treasury obligations

  - repurchase agreements and reverse repurchase agreements secured by U.S. Treasury obligations and U.S. government obligations

  - obligations whose principal and interest are backed by the U.S. government

The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Treasury Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income and alternative minimum taxes and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.345.6611. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class B shares has varied from year to year.

               2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----
               5.04%    2.85%    0.61%    0.25%    0.33%    1.84%



              *Year-to-date return as of June 30, 2006: 1.67%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:          1.33%
         WORST: 3RD QUARTER 2004:         0.06%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         CLASS B SHARES                                    1.84%    1.17%     1.88%
         CLASS C SHARES                                      N/A*     N/A*      N/A*

      *THE INCEPTION DATES OF CLASS B SHARES AND CLASS C SHARES ARE OCTOBER 15,
       1999 AND JULY 16, 2002, RESPECTIVELY. FROM JULY 23, 2003 TO DECEMBER 31, 2005 PERFORMANCE COULD NOT BE CALCULATED FOR CLASS C SHARES DUE TO NOMINAL ASSET LEVELS.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class B and C shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                        Class B   Class C
         (Fees paid directly from your investment)               Shares    Shares
         Maximum sales charge (load) imposed on purchases          N/A       N/A



         Maximum deferred sales charge (load)                      5.00%(1)   1.00%(2)



         ANNUAL FUND OPERATING EXPENSES(3)



         (Expenses that are deducted from the Fund's assets)



         Management fees(4)                                        0.25%     0.25%



         Distribution (12b-1) and shareholder servicing and
         administration fees                                       1.10%     1.10%



         Other expenses                                            0.01%     0.01%
                                                                    ----      ----



         Total annual Fund operating expenses                      1.36%     1.36%



         Fee waivers and/or reimbursements                       (0.06)%   (0.06)%
                                                                   -----     -----



         Total net expenses(5)                                     1.30%     1.30%
                                                                    ====      ====

      (1)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (4)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (5)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $632     $725      $939      $1,452



         CLASS C SHARES                          $232     $425      $739      $1,630

      If you bought Class B or Class C Shares, you would pay the following expenses if you didn't sell your Shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $132     $425      $739      $1,452



         CLASS C SHARES                          $132     $425      $739      $1,630

COLUMBIA GOVERNMENT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 46.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S.
                   government obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily U.S. government obligations and U.S. Treasury obligations.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH)       PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
                   Columbia Government Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income and alternative minimum taxes and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.345.6611. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class B shares has varied from year to year.

               2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----
               5.17%    2.93%    0.56%    0.25%    0.35%    1.89%



              *Year-to-date return as of June 30, 2006: 1.69%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:                1.34%
         WORST: 2ND QUARTER 2004:               0.06%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                                             LIFE OF
                                                          1 YEAR   5 YEARS    FUND*
         CLASS B SHARES                                   1.89%     1.19%     1.91%
         CLASS C SHARES                                     N/A*      N/A*      N/A*

      *THE INCEPTION DATES OF CLASS B SHARES AND CLASS C SHARES ARE NOVEMBER 2,
       1999 AND DECEMBER 21, 1999, RESPECTIVELY. FROM JANUARY 6, 2003 TO DECEMBER 31, 2005 PERFORMANCE COULD NOT BE CALCULATED FOR CLASS C SHARES DUE TO NOMINAL ASSET LEVELS.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class B and C shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                        Class B   Class C
         (Fees paid directly from your investment)               Shares    Shares
         Maximum sales charge (load) imposed on purchases          N/A       N/A



         Maximum deferred sales charge (load)                      5.00%(1)   1.00%(2)



         ANNUAL FUND OPERATING EXPENSES(3)



         (Expenses that are deducted from the Fund's assets)



         Management fees(4)                                        0.25%     0.25%



         Distribution (12b-1) and shareholder servicing and
         administration fees                                       1.10%     1.10%



         Other expenses                                            0.02%     0.02%
                                                                    ----      ----



         Total annual Fund operating expenses                      1.37%     1.37%



         Fee waivers and/or reimbursements                       (0.07)%   (0.07)%
                                                                   -----     -----



         Total net expenses(5)                                     1.30%     1.30%
                                                                    ====      ====

      (1)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (4)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (5)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $632     $727      $943      $1,462



         CLASS C SHARES                          $232     $427      $743      $1,640

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $132     $427      $743      $1,462



         CLASS C SHARES                          $132     $427      $743      $1,640

COLUMBIA MUNICIPAL RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 46.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may invest all or any portion of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Municipal Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on municipal obligations, which generally are free from federal income tax, but may be subject to the federal alternative minimum tax and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes; however, such opinions are not binding on tax authorities. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.345.6611. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

BECAUSE CLASS B SHARES OF THE FUND HAVE NOT BEEN IN OPERATION FOR A FULL CALENDAR YEAR AND CLASS C SHARES OF THE FUND DID NOT HAVE ANY ASSETS AS OF DECEMBER 31, 2005, THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS. THE DAILY CLASS SHARES HAVE SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES AND DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Daily Class shares has varied from year to year.

               2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----
               3.41%    2.06%    0.75%    0.36%    0.46%    1.66%



              *Year-to-date return as of June 30, 2006: 1.28%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:             0.90%
         WORST: 1ST QUARTER 2004:            0.05%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         DAILY SHARES                                      1.66%     1.06%    1.58%




      *THE INCEPTION DATE OF DAILY CLASS SHARES IS APRIL 12, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class B and C shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                        Class B   Class C
         (Fees paid directly from your investment)               Shares    Shares
         Maximum sales charge (load) imposed on purchases          N/A       N/A



         Maximum deferred sales charge (load)                     5.00%(1)  1.00%(2)



         ANNUAL FUND OPERATING EXPENSES(3)



         (Expenses that are deducted from the Fund's assets)



         Management fees(4)                                       0.25%     0.25%



         Distribution (12b-1) and shareholder servicing and
         administration fees                                      1.10%     1.10%



         Other expenses                                           0.01%     0.01%
                                                                   -----     -----



         Total annual Fund operating expenses                     1.36%     1.36%



         Fee waivers and/or reimbursements                       (0.06)%   (0.06)%
                                                                 -------   -------



                                                                  1.30%     1.30%
         Total net expenses(5)                                     =====     =====

      (1)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (4)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (5)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $632     $725      $939      $1,452



         CLASS C SHARES                          $232     $425      $739      $1,630

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $132     $425      $739      $1,452



         CLASS C SHARES                          $132     $425      $739      $1,630

COLUMBIA TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 46.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. The Fund normally invests all of its assets in municipal securities which pay interest that is free from federal income and alternative minimum taxes. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on municipal obligations, which generally are free from federal income and alternative minimum taxes, but may be subject to state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes; however, such opinions are not binding on tax authorities. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

BECAUSE CLASS B SHARES AND CLASS C SHARES OF THE FUND DID NOT HAVE ANY ASSETS AS OF DECEMBER 31, 2005, THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS. THE DAILY CLASS SHARES HAVE SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES AND DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.345.6611. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
      The bar chart shows you how the performance of the Fund's Daily Class Shares has varied from year to year.

               1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               2.72%    2.97%    2.77%    2.58%    3.42%    2.06%    0.70%    0.33%    0.43%    1.62%



              *Year-to-date return as of June 30, 2006: 1.26%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:                  0.91%
         WORST: 1ST QUARTER 2004:                 0.05%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                         1 YEAR   5 YEARS   10 YEARS
         DAILY SHARES                                    1.62%     1.03%     1.95%

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class B and C shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                        Class B   Class C
         (Fees paid directly from your investment)               Shares    Shares
         Maximum sales charge (load) imposed on purchases          N/A       N/A



         Maximum deferred sales charge (load)                      5.00%(1)   1.00%(2)



         ANNUAL FUND OPERATING EXPENSES(3)
         (Expenses that are deducted from the Fund's assets)



         Management fees(4)                                        0.25%     0.25%



         Distribution (12b-1) and shareholder servicing and
         administration fees                                       1.10%     1.10%



         Other expenses                                            0.02%     0.02%
                                                                    ----      ----



         Total annual Fund operating expenses                      1.37%     1.37%



         Fee waivers and/or reimbursements                       (0.07)%   (0.07)%
                                                                   -----     -----



         Total net expenses(5)                                     1.30%     1.30%
                                                                    ====      ====

      (1)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (4)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (5)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figures shown here are after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $632     $727      $943      $1,462



         CLASS C SHARES                          $232     $427      $743      $1,640

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $132     $427      $743      $1,462



         CLASS C SHARES                          $132     $427      $743      $1,640

COLUMBIA CALIFORNIA TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 46.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from California state individual income tax and federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in municipal securities that pay interest exempt from federal income tax and California state individual income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia California Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from individual income tax in one state. The value of the Fund and the amount of interest it pays could be affected by the financial conditions of the state, and its local governments and public authorities. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on California municipal obligations, which generally are free from federal income tax and California state individual income tax, but may be subject to alternative minimum taxes and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes; however, such opinions are not binding on tax authorities. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by California and its municipalities, is more vulnerable to unfavorable developments in California than funds that invest in municipal bonds of many different states. Following an economic recession in 2001, the California economy began to improve in 2004 and continued to grow at a solid pace through 2005, resulting in higher-than-anticipated revenue growth. Most of the revenue growth, however, resulted from volatile sources such as business earnings and investment income, which could subside quickly should the California economy experience a more severe slowing than is currently anticipated in 2006 and 2007. In addition, California will likely encounter budget shortfalls following the 2006-07 fiscal year as it faces a number of economic risks and budgetary pressures, including a steeper-than-expected decline in California's real estate market and a sharper-than-expected rise in energy prices. It is unclear how the current economic conditions may affect the Fund. Adverse conditions affecting California generally could have an impact on the State and California municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.345.6611. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class B shares has varied from year to year.

               2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----
               0.72%    0.16%    0.22%    0.20%    1.09%



              *Year-to-date return as of June 30, 2006: 0.96%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2005:                     0.39%
         WORST: 2ND QUARTER 2002:                    0.00%*

       AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         CLASS B SHARES                                    1.09%     0.48%     0.48%
         CLASS C SHARES                                      N/A*      N/A*      N/A*

      *THE INCEPTION DATE OF CLASS B SHARES AND CLASS C SHARES ARE DECEMBER 29,
       2000 AND AUGUST 1, 2003, RESPECTIVELY, HOWEVER, DURING THE PERIOD REFLECTED FOR CERTAIN DISCLOSURES FOR CLASS B SHARES, STATIC PERFORMANCE WAS EXPERIENCED DUE TO A NOMINAL ASSET LEVEL. FROM APRIL 29, 2004 TO DECEMBER 31, 2005 PERFORMANCE COULD NOT BE CALCULATED FOR CLASS C SHARES DUE TO NOMINAL ASSET LEVELS.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class B and C shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                        Class B   Class C
         (Fees paid directly from your investment)               Shares    Shares
         Maximum sales charge (load) imposed on purchases          N/A       N/A



         Maximum deferred sales charge (load)                      5.00%(1)   1.00%(2)



         ANNUAL FUND OPERATING EXPENSES(3)
         (Expenses that are deducted from the Fund's assets)



         Management fees(4)                                        0.25%     0.25%



         Distribution (12b-1) and shareholder servicing and
         administration fees                                       1.10%     1.10%



         Other expenses                                            0.01%     0.01%
                                                                    ----      ----



         Total annual Fund operating expenses                      1.36%     1.36%



         Fee waivers and/or reimbursements                       (0.06)%   (0.06)%
                                                                   -----     -----



         Total net expenses(5)                                     1.30%     1.30%
                                                                    ====      ====

      (1)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (4)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (5)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $632     $725      $939      $1,452



         CLASS C SHARES                          $232     $425      $739      $1,630

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $132     $425      $739      $1,452



         CLASS C SHARES                          $132     $425      $739      $1,630

COLUMBIA NEW YORK TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 46.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from New York state individual income tax and federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in municipal securities that pay interest that is free from federal income tax and New York state individual income tax. These securities are issued by or on behalf of the State of New York, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------



 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia New York Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from individual income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local government. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on New York municipal obligations, which generally are free from federal income tax and New York State and New York City individual income tax, but may be subject to alternative minimum taxes and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be a suitable investment for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes; however, such opinions are not binding on tax authorities. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by New York State, New York City and New York's other municipalities, is more vulnerable to unfavorable developments in New York than funds that invest in municipal bonds of many different states. Although New York's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment and a very small share of the nation's farming and mining activity, adverse conditions affecting any one of these industries could have a negative impact on New York municipal securities. Travel and tourism also constitute an important part of the New York State and City economies. The September 11, 2001 terrorist attack on the World Trade Center in New York City had an adverse effect on all areas of the New York economy. In addition, State costs for employee pensions have increased dramatically, while costs associated with debt services, Medicaid, welfare and other entitlement programs have also risen. However, New York's economy has been growing since September 2003.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

BECAUSE CLASS B SHARES AND CLASS C SHARES OF THE FUND DID NOT HAVE ANY ASSETS AS OF DECEMBER 31, 2005, THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS. THE TRUST CLASS SHARES HAVE SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES AND DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.345.6611. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Trust Class Shares has varied from year to year.

               2003     2004     2005
               ----     ----     ----
               0.84%    0.96%    2.12%



              *Year-to-date return as of June 30, 2006: 1.51%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2005:           0.65%
         WORST: 3RD QUARTER 2003:          0.18%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         TRUST CLASS SHARES                                        2.12%     1.27%




      *THE INCEPTION DATE OF TRUST CLASS SHARES IS FEBRUARY 15, 2002.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class B and C shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                        Class B   Class C
         (Fees paid directly from your investment)               Shares    Shares
         Maximum sales charge (load) imposed on purchases          N/A       N/A



         Maximum deferred sales charge (load)                      5.00%(1)   1.00%(2)



         ANNUAL FUND OPERATING EXPENSES(3)
         (Expenses that are deducted from the Fund's assets)



         Management fees(4)                                        0.25%     0.25%



         Distribution (12b-1) and shareholder servicing and
         administration fees                                       1.10%     1.10%



         Other expenses                                            0.09%     0.09%
                                                                    ----      ----



         Total annual Fund operating expenses                      1.44%     1.44%



         Fee waivers and/or reimbursements                       (0.14)%   (0.14)%
                                                                   -----     -----



         Total net expenses(5)                                     1.30%     1.30%
                                                                    ====      ====

      (1)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (4)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (5)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $632     $742      $974      $1,535



         CLASS C SHARES                          $232     $442      $774      $1,712

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $132     $442      $774      $1,535



         CLASS C SHARES                          $132     $442      $774      $1,712

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Fund's investment objective, principal investment strategies and risks in the descriptions starting on page
4. The following are some other risks and information you should consider before you invest:

      - SPECIAL RULES FOR MONEY MARKET FUNDS -- Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

            - may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

            - must maintain an average dollar-weighted maturity of 90 days or less

              Also, the Funds:

            - may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days (except for Columbia California Tax-Exempt Reserves and Columbia New York Tax-Exempt Reserves, which are subject to less restrictive diversification standards)

            - may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier securities (except for Columbia California Tax-Exempt Reserves and Columbia New York Tax-Exempt Reserves, each of which may invest up to 5% of its assets in second-tier securities)

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. The 80% Policy of certain Funds may be changed without shareholder approval by giving shareholders at least 60 days' notice. The 80% Policy of certain other Funds and other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio". Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons may not earn income.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, distribution, administration, shareholder servicing, transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Columbia Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Columbia Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI and on the Columbia Funds' website at www.columbiafunds.com under Fund Portfolio Data. In addition, a complete list of each Fund's portfolio holdings for each calendar month will be available upon request 5 business days following each month-end.

      - INFORMATION FOR FEDERALLY CHARTERED CREDIT UNIONS -- Shares of Columbia Treasury Reserves and Columbia Government Reserves are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration Rules and Regulations and the National Credit Union Administration Letter Number 155.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- Each Fund may incur significant transaction costs that are in addition to the total annual Fund operating expenses disclosed in the fee tables. These transaction costs are made up of all the costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Fund's transaction costs are not.

How the Funds are managed
(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER (COLUMBIA MANAGEMENT ADVISORS, LLC) AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 100 mutual fund portfolios in the Columbia Funds Family, including the Money Market Funds described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities and money market instruments. The Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions.

Columbia Management currently has approximately $312 billion in assets under management, which consists of assets under the discretionary management of both the Adviser and Columbia Wanger Asset Management, L.P.

Columbia Funds pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with the Adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

The Adviser has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2007. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that the Adviser will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees the Adviser can receive, along with the actual advisory fees the Adviser and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  COLUMBIA CASH RESERVES                                      0.15%        0.12%



  COLUMBIA MONEY MARKET RESERVES                              0.15%        0.12%



  COLUMBIA TREASURY RESERVES                                  0.15%        0.12%



  COLUMBIA GOVERNMENT RESERVES                                0.15%        0.12%



  COLUMBIA MUNICIPAL RESERVES                                 0.15%        0.12%



  COLUMBIA TAX-EXEMPT RESERVES                                0.15%        0.12%



  COLUMBIA CALIFORNIA TAX-EXEMPT RESERVES                     0.15%        0.12%



  COLUMBIA NEW YORK TAX-EXEMPT RESERVES                       0.15%        0.15%

INVESTMENT SUB-ADVISER

Columbia Funds and the Adviser may engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and the Funds have applied for relief from the SEC to permit the Funds to act on many of the Adviser's recommendations with approval only by the Board and not by Fund shareholders. The Adviser or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

A discussion regarding the basis for the Board of Trustees approving the investment sub-advisory agreement with each sub-adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

OTHER SERVICE PROVIDERS

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02111-2621

--------------------------------------------------------------------------------

The Funds are distributed by Columbia Management Distributors, LLC (Distributor), a registered broker/dealer and an indirect, wholly-owned subsidiary of Bank of America Corporation. The Distributor may pay distribution (12b-1) and shareholder servicing fees and/or other compensation to companies for selling shares and providing services to investors.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------

Columbia Management Advisors, LLC is the administrator of the Funds (Administrator), and is responsible for overseeing the administrative operations of the Funds. The Funds pay the Administrator a fee of 0.10% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------

Columbia Management Services, Inc. is the transfer agent for the Funds' shares (Transfer Agent), and is an indirect, wholly-owned subsidiary of Bank of America Corporation. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Choosing a share class

(ABC GRAPHIC)

--------------------------------------------------------------------------------

WE'VE USED THE TERM INVESTMENT PROFESSIONAL TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING SHARES OF THE COLUMBIA FUNDS. SELLING AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.




 FOR MORE INFORMATION ABOUT HOW TO CHOOSE A SHARE CLASS, CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL US AT 1.800.345.6611.

FOR MORE INFORMATION ABOUT DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES, SEE HOW SELLING AND SERVICING AGENTS ARE PAID.

--------------------------------------------------------------------------------


Before you can invest in the Funds, you'll need to choose a share class. There are two classes of shares for each Fund offered by this prospectus. Each class has its own sales charges and fees. In certain circumstances, these sales charges and fees may be reduced or waived, as described below and in the Statement of Additional Information. The table below compares the charges and fees and other features of the share classes.

                                                   CLASS B              CLASS C
                                                    SHARES               SHARES
  MAXIMUM AMOUNT YOU CAN BUY                    UP TO $50,000       UP TO $1 MILLION



  MAXIMUM FRONT-END SALES CHARGE                     NONE                 NONE



  MAXIMUM DEFERRED SALES CHARGE                    5.00%(1)             1.00%(2)



  REDEMPTION FEE                                     NONE                 NONE



  MAXIMUM ANNUAL DISTRIBUTION                       0.75%                0.75%
    (12B-1) AND SHAREHOLDER                      DISTRIBUTION         DISTRIBUTION
    SERVICING AND ADMINISTRATION                 (12B-1) FEE,         (12B-1) FEE,
    FEES                                      0.25% SERVICE FEE    0.25% SERVICE FEE
                                                  AND 0.10%            AND 0.10%
                                              ADMINISTRATION FEE   ADMINISTRATION FEE



  CONVERSION FEATURE                                 YES                  NONE

(1)This charge decreases over time. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(2)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge, if any. Because these classes of shares are primarily designed as exchange classes, you should also consider which classes of shares of the Columbia Funds non-money market funds you may presently hold or wish to buy.

The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing and administration fees, as well as by the amount of any contingent deferred sales charge (CDSC) that applies, and when you're required to pay the charge.

Certain investments in Class B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

--------------------------------------------------------------------------------

CLASS B SHARES ARE NOT INTENDED FOR PURCHASE OF $50,000 OR MORE. YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR ENSURING THAT YOUR INVESTMENT IN CLASS B SHARES DOES NOT REACH THE $50,000 MAXIMUM, AND COLUMBIA FUNDS CANNOT ENSURE THAT IT WILL IDENTIFY PURCHASE ORDERS THAT WOULD CAUSE YOUR INVESTMENT IN CLASS B SHARES TO REACH THE MAXIMUM ALLOWED AMOUNT.

--------------------------------------------------------------------------------



(B GRAPHIC)        ABOUT CLASS B SHARES

      Purchases up to $50,000 are allowed in Class B shares assuming the combined value of the customer's total assets in the Columbia Funds does not reach $50,000. Purchases in Class B shares that bring the combined value of a customer's total assets to $50,000 or more will be rejected. A customer's total assets may include accounts for immediate family members. Group Plan accounts are valued at the plan level.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC when you sell your Class B shares, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A CDSC

        - you hold them for a specified time

      The CDSC you pay depends on how long you held your shares. If you originally bought shares of a Columbia Fund not offered by this prospectus and exchanged those shares for Class B shares of the Funds, please refer to the CDSC schedule applicable to the original shares purchased. If you buy Class B shares of the Funds, the CDSC that you may pay is shown below.

         IF YOU SELL YOUR SHARES DURING THE FOLLOWING YEAR:   YOU'LL PAY A CDSC OF:
         THE FIRST YEAR YOU OWN THEM                              5.0%



         THE SECOND YEAR YOU OWN THEM                             4.0%



         THE THIRD YEAR YOU OWN THEM                              3.0%



         THE FOURTH YEAR YOU OWN THEM                             3.0%



         THE FIFTH YEAR YOU OWN THEM                              2.0%



         THE SIXTH YEAR YOU OWN THEM                              1.0%



         AFTER SIX YEARS OF OWNING THEM                           ZERO

      Certain investments in Class B shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

      Your selling agent receives compensation when you buy Class B shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      ABOUT THE CONVERSION FEATURE



      Class B shares generally convert automatically to Market Class Shares. If you originally bought Class B shares of a Columbia Fund not offered by this prospectus and exchanged those shares for Class B shares of the Funds, please refer to the conversion schedule applicable to the original shares purchased. If you buy Class B shares of the Funds, your Class B shares will convert to Market Class Shares after eight years.

      The conversion feature allows you to benefit from the lower operating costs of Market Class Shares, which can help increase total returns.

      Here's how the conversion works:

        - Shares are converted on or about the 15th day of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares generally will convert to Market Class Shares at the same time.

        - You'll receive the same dollar value of Market Class Shares as the Class B shares that were converted. No sales charge or other charges will apply.

        - Conversions are free from federal income tax.


(C GRAPHIC)        ABOUT CLASS C SHARES

      There is a $1 million limit to the amount you can purchase in Class C shares. You don't pay a sales charge when you buy Class C shares, but you may pay a CDSC when you sell them. Purchases of $1 million or more will be rejected.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC of 1.00% when you sell Class C shares within one year of buying them, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A CDSC

      Certain investments in Class C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

      Your selling agent receives compensation when you buy Class C shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

--------------------------------------------------------------------------------

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT WAIVERS OF THE CDSC.

YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR NOTIFYING COLUMBIA FUNDS THAT YOU MAY QUALIFY FOR A WAIVER BEFORE SELLING SHARES.

WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

--------------------------------------------------------------------------------


      WHEN YOU MIGHT NOT HAVE TO PAY A CDSC



      You won't pay a CDSC on the following transactions:

      DEATH: CDSCs may be waived on redemptions following the death of:

        - the sole shareholder on an individual account

        - a joint tenant where the surviving joint tenant is the deceased's spouse

        - the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfer to Minors Act (UTMA) or other custodial account.

      If the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

      AUTOMATIC WITHDRAWAL PLAN (AWP): CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual AWP established with the Transfer Agent, to the extent that the redemptions do not exceed, on an annual basis, 12% of the account's value at the time that the AWP is established. Otherwise a CDSC will be charged on AWP redemptions until this requirement is met; this requirement does not apply if the AWP is set up at the time the account is established, and distributions are being reinvested.

      DISABILITY: CDSCs may be waived on redemptions after the sole shareholder on an individual account or a joint tenant on a joint tenant spousal account becomes disabled (as defined by Section 72(m)(7) of the Internal Revenue Code). To be eligible for such a waiver:

        - the disability must arise after the purchase of shares,

        - the disabled shareholder must have been under the age of 65 at the time of the initial determination of disability and

        - a letter from a physician must be signed under penalty of perjury stating the nature of the disability.

      If the account is transferred to a new registration and then shares are redeemed, the applicable CDSC will be charged.

      DEATH OF A TRUSTEE: CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where:

        - the grantor of the trust is the sole trustee and the sole life beneficiary,

        - death occurs following the purchase and

        - the trust document provides for the dissolution of the trust upon the trustee's death.

      If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

      RETURNS OF EXCESS CONTRIBUTIONS: CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the Financial Services Firm
      (FSF) agrees to return the applicable portion of any commission paid by the Distributor.

      QUALIFIED RETIREMENT PLANS: CDSCs may be waived on shares sold by employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must be a participant in an alliance program that has signed an agreement with Columbia Funds or the Distributor.

      RETURN OF COMMISSION: CDSCs may be waived on shares sold by intermediaries that are part of the Columbia Funds selling group where the intermediary has entered into an agreement with Columbia Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

      NON-US INVESTORS: CDSCs may be waived on shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-US investors.

      IRS SECTION 401 AND 457: CDSCs may be waived on shares sold by certain pension, profit-sharing or other employee benefit plans established under
      Section 401 or 457 of the tax code.

      MEDICAL PAYMENTS: CDSC may be waived on shares redeemed for medical payments that exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

      SHARES LIQUIDATED BY TRANSFER AGENT: CDSC may be waived for shares sold under the Distributor's right to liquidate a shareholder's account, including but not limited to, instances where the aggregate net asset value of Class A, Class B or Class C shares held in the account is less than the minimum account size.

      PLANS OF REORGANIZATION: At the Funds' discretion, CDSC may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party.

      CDSC may be waived on the sale of Class C shares sold by a non-profit organization qualified under Section 501(c)(3) of the tax code in connection with the BANC OF AMERICA CAPITAL MANAGEMENT CHARITABLE GIVING PROGRAM.

Buying, selling and exchanging shares
(DOLLAR SIGN GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


You can invest in the Funds through your selling agent as an exchange vehicle for clients invested in Columbia Funds non-money market funds.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related services and programs.

The table on the next page summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in CHOOSING A SHARE CLASS.

Please contact your investment professional, or call us at 1.800.345.6611 if you have questions about buying, selling or exchanging, or you need help placing an order.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

Frequent purchases and sales of Fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the Funds) and disrupting portfolio management strategies. However, money market funds are designed to offer investors a liquid cash option that they may purchase and sell as often as they wish. Accordingly, Columbia Funds' Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares and the Funds accommodate frequent trading.

Except as expressly described in this prospectus (such as minimum purchase amounts), the Funds have no limits on purchase or exchange transactions. The Funds reserve the right, but have no obligation, to reject any purchase or exchange transaction at any time. In addition, Columbia Funds reserves the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

                      Ways to buy, sell
                         or exchange       How much you can buy, sell or exchange              Other things to know
                      -----------------    --------------------------------------    ----------------------------------------
Buying shares         In a lump sum        MINIMUM INITIAL INVESTMENT:               You can invest up to $50,000 in Class B
                                           - $1,000 for regular accounts             shares at a time. Class C share
                                           - $25 for traditional and Roth IRAs,      purchases are limited to $1 million.
                                           and Coverdell Education Savings
                                             Accounts
                                           - no minimum for certain fee-based
                                             accounts and certain retirement plan
                                             accounts
                                           MINIMUM ADDITIONAL INVESTMENT:
                                           - $25 for traditional Roth IRAs, and
                                             Coverdell Education Savings Accounts
                                           - $50 for all other accounts

                      Using our            minimum initial investment:               You can buy shares any day of the month
                      Systematic           - $50                                     on a monthly or quarterly schedule.
                      Investment Plan      minimum additional investment:
                                           - $50
                      By wire                                                        You may purchase shares of a Fund by
                                                                                     wiring money from your bank account to
                                                                                     your Fund account. To wire funds to your
                                                                                     account, call 1.800.422.3737 for wiring
                                                                                     instructions.

                      By electronic                                                  You may purchase shares of a Fund by
                      funds transfer                                                 electronically transferring money from
                                                                                     your bank account to your Fund account
                                                                                     by calling 1.800.422.3737. An electronic
                                                                                     funds transfer may take up to two
                                                                                     business days to settle and be
                                                                                     considered in "good form." You must set
                                                                                     up this feature prior to your request.
Selling shares        In a lump sum        - shares sold by check via the            A Fund will generally send proceeds from
                                           telephone or through the internet are     the sale to you as soon as practicable
                                             limited to an aggregate of $100,000     following the determination of the
                                             in a 30-day period                      Fund's net asset value applicable to
                                           - restrictions may apply to               your order. However, if you purchased
                                           withdrawals from retirement plan          your shares by check, a Fund may delay
                                             accounts                                sending the proceeds from the sale of
                                                                                     your shares for up to 10 days after your
                                                                                     purchase to protect against checks that
                                                                                     are returned.

                      Using our free       - minimum $250 per check                  You can write checks for free. You can
                      checkwriting                                                   only use checks to make partial
                      service                                                        withdrawals from a Fund. You can't use a
                                                                                     check to make a full withdrawal from a
                                                                                     Fund.

                      Using our            - no minimum per withdrawal               Your account balance must be at least
                      Automatic            - $5,000 requirement waived for           $5,000 to set up the plan. You can make
                      Withdrawal Plan      certain fee based accounts                withdrawals any day of the month on a
                                                                                     monthly, quarterly or semi-annual basis.
                                                                                     We'll send your money by check or
                                                                                     deposit it directly to your bank
                                                                                     account. No CDSC is deducted if you
                                                                                     withdraw 12% or less of the value of
                                                                                     your shares in a class.

                      By wire                                                        You may sell shares of a Fund and
                                                                                     request that the proceeds be wired to
                                                                                     your bank account. You must set up this
                                                                                     feature prior to your request.
                      By electronic                                                  You may sell shares of a Fund and
                      funds transfer                                                 request that the proceeds be
                                                                                     electronically transferred to your bank
                                                                                     account. Proceeds may take up to two
                                                                                     business days to be received by your
                                                                                     bank. You must set up this feature prior
                                                                                     to your request.


                      Ways to buy, sell
                         or exchange       How much you can buy, sell or exchange              Other things to know
                      -----------------    --------------------------------------    ----------------------------------------
Exchanging shares     In a lump sum        - new account minimums apply to           You can generally exchange your Class B
                                             exchanges                               or Class C shares for Class B or Class C
                                                                                     shares, respectively, of any other Fund
                                                                                     distributed by the Distributor. You
                                                                                     won't pay a CDSC on the shares you're
                                                                                     exchanging. Some exceptions apply.

                      Using our            - minimum $100 per exchange               You can make exchanges any day of the
                      Automatic                                                      month.
                      Exchange Feature

                      Using our            - minimum $100 per exchange               You can exchange your Class B shares
                      Automated Dollar                                               for:
                      Cost Averaging                                                 - Class B shares of up to 5 other
                      Feature                                                        Columbia Funds except Columbia Reserves
                                                                                       Money Market Funds every month or
                                                                                       quarter.

                                                                                     You won't pay a CDSC on the shares
                                                                                     you're exchanging.

                                                                                     You can exchange your Investor C Shares
                                                                                     for:
                                                                                     - Class C shares of up to ten other
                                                                                     Columbia Funds except Columbia Reserves
                                                                                       Money Market Funds every month or
                                                                                       quarter.
                                                                                     You won't pay a CDSC on the shares
                                                                                     you're exchanging. An exchange generally
                                                                                     will incur a sales charge if the
                                                                                     original purchase was not assessed a
                                                                                     sales charge.
                      By dividend                                                    You may automatically invest dividends
                      diversification                                                distributed by a Fund into the same
                                                                                     class of shares (and, in some cases,
                                                                                     certain other classes) of the Fund at no
                                                                                     additional sales charge. Additional
                                                                                     sales charges may apply if you are
                                                                                     exchanging from a Money Market Fund. To
                                                                                     reinvest your dividends, call
                                                                                     1.800.345.6611.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE MONEY MARKET FUNDS RESERVE THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

IN ADDITION TO WEEKENDS, EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  - 9:45 a.m., 11:00 a.m., 2:30 p.m. and 5:00 p.m. Eastern time each business day for each share class of Columbia Cash Reserves, Columbia Money Market Reserves and Columbia Treasury Reserves

  - 9:45 a.m., 11:00 a.m. and 2:30 p.m. Eastern time each business day for each share class of Columbia Government Reserves

  - 12:00 noon Eastern time each business day for each share class of Columbia Municipal Reserves and Columbia Tax-Exempt Reserves

  - 11:30 a.m. Eastern time each business day for each share class of Columbia California Tax-Exempt Reserves and Columbia New York Tax-Exempt Reserves

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN A FUND

The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders to buy, sell or exchange shares may be delivered to the Transfer Agent by phone, in writing, or through the internet. For more information on account and trading restrictions and special sign-up procedures for internet transactions, please call us at 1.800.353.0828 for institutional investors or 1.800.345.6611 for individual investors. The Transfer Agent has procedures in place to authenticate electronic instructions. You will be asked to accept the terms of an online agreement(s) and utilize a password for internet services. Orders received in good order by the Fund, Distributor, Transfer Agent or their agents by the following times on a business day (unless the Fund closes early) will be processed as follows:

  - If your order for Columbia Cash Reserves, Columbia Money Market Reserves or Columbia Treasury Reserves is received in good form by the Transfer Agent by 5:00 p.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you'll receive that day's dividends).

  - If your order for Columbia Government Reserves is received in good form by the Transfer Agent by 2:30 p.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you'll receive that day's dividends).

  - If your order for Columbia Municipal Reserves or Columbia Tax-Exempt Reserves is received in good form by the Transfer Agent by 12:00 noon Eastern time, you will receive that day's net asset value per share (and in the case of purchases you'll receive that day's dividends).

  - If your order for Columbia California Tax-Exempt Reserves or Columbia New York Tax-Exempt Reserves is received in good form by the Transfer Agent by 11:30 a.m. Eastern time, you will receive that day's net asset value per share (and in the case of purchases you'll receive that day's dividends).

Investors are encouraged to place orders to sell as early in the day as possible. The business day that applies to an order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. We will not be liable for following telephone instructions that we reasonably believe are genuine.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(PLUS SIGN DOLLAR  BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Class B and Class C shares at net asset value per share.

        - For purchases via Fedwire, we must receive payment by the close of the Federal Reserve wire transfer system (typically 6 p.m. Eastern time) on the business day that the Fund, Distributor, Transfer Agent or their agents receive the order (unless the Fund closes early).
            If we receive payment after this time, we'll cancel the order. We'll return any payment we receive for orders that we cancel. We can change this time under certain circumstances, for example, when there's more wiring activity than normal.

        - If we do not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal fund rate. We have the right to redeem all or part of your holding of shares in any Fund in order to meet these costs.

        - Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We don't issue certificates.

        - You may purchase shares of a Fund by electronically transferring money from your bank account to your Fund account by calling 1.800.422.3737. An electronic funds transfer may take up to two business days to settle and be considered in "good form." You must set up this feature prior to your request.

MINIMUM INITIAL INVESTMENT

      The minimum initial amount you can buy is usually $1,000.

      If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

        - $50 using our Systematic Investment Plan

        - $25 for traditional and Roth IRAs, and Coverdell Education Savings Accounts

        - There is no minimum for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts, other managed accounts and certain retirement plans.

      MINIMUM ADDITIONAL INVESTMENT



      You can make additional purchases of $50 or $25 for traditional and Roth IRAs, and Coverdell Education Savings Accounts.

SYSTEMATIC INVESTMENT PLAN
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - You can buy shares any day of the month on a monthly or quarterly basis.

  - Some exceptions may apply to employees of Bank of America and its affiliates. For details, please contact your investment professional.

--------------------------------------------------------------------------------

"GOOD FORM" MEANS THAT THE MONEY USED TO PURCHASE YOUR SHARES IS FULLY COLLECTED. WHEN SELLING SHARES BY LETTER OF INSTRUCTION, "GOOD FORM" ALSO MEANS
(I) YOUR LETTER HAS COMPLETE INSTRUCTIONS, THE PROPER SIGNATURES AND MEDALLION SIGNATURE GUARANTEES AND (II) ANY OTHER REQUIRED DOCUMENTS ARE ATTACHED. FOR ADDITIONAL DOCUMENTS REQUIRED FOR SALES BY CORPORATIONS, AGENTS, FIDUCIARIES, SURVIVING JOINT OWNERS AND OTHER LEGAL ENTITIES PLEASE CALL 1.800.345.6611. NO INTEREST WILL BE PAID ON UNCASHED REDEMPTION CHECKS.

--------------------------------------------------------------------------------



(MINUS SIGN DOLLAR SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - We'll deduct any CDSC from the amount you're selling and send you the balance.

        - We normally send the sale proceeds of Columbia Cash Reserves, Columbia Money Market Reserves, Columbia Treasury Reserves or Columbia Government Reserves by Fedwire as soon as practicable following the net asset value determination time applicable to your order. For more information please refer to HOW ORDERS ARE PROCESSED or contact the Transfer Agent.

        - If you're selling your shares of Columbia Municipal Reserves, Columbia Tax-Exempt Reserves, Columbia California Tax-Exempt Reserves or Columbia New York Tax-Exempt Reserves through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after the Distributor, Transfer Agent or their agents receive your order in good form. Your selling agent is responsible for depositing the sale proceeds to your account on time.

--------------------------------------------------------------------------------






 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS,
 SEE HOW ORDERS ARE
 PROCESSED.

--------------------------------------------------------------------------------


        - If you're selling your shares of Columbia Municipal Reserves, Columbia Tax-Exempt Reserves, Columbia California Tax-Exempt Reserves or Columbia New York Tax-Exempt Reserves directly through us, we'll normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Fund receives your order in good form.

        - You can sell an aggregate of $100,000 of shares by check via the telephone or through the internet to the address of record or via ACH to your bank in a 30-day period if you qualify for telephone orders.

        - If you paid for your shares by check, we'll hold the sale proceeds when you sell those shares for at least 10 days after the trade date of the purchase.

        - If you hold any shares in certificate form, you will not be able to sell those shares until you have returned the certificates to the Transfer Agent.

        - You may sell shares of a Fund and request that the proceeds be electronically transferred to your bank account. Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your request.

        - Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares (except shares of Columbia Treasury Reserves).

        - We can delay payment of the sale proceeds of Columbia Cash Reserves, Columbia Money Market Reserves, Columbia Treasury Reserves or Columbia Government Reserves for one day, or longer than one day if there is a non-routine closure of the Fedwire or the Federal Reserve Banks or under the extraordinary circumstances described in Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when:
          (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or

          (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

        - We can delay payment of the sale proceeds of Columbia Municipal Reserves, Columbia Tax-Exempt Reserves, Nations California Tax-Exempt Reserves or Columbia New York Tax-Exempt Reserves for up to seven days.

        - Other restrictions may apply to retirement accounts. For more information about these restrictions please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), or your account may be subject to an annual fee of $10. The Transfer Agent will send you written notification of such action and provide details on how you can add money to your account to avoid this penalty.

        - if your selling agent tells us to sell your shares under arrangements made between the selling agent and you.

        - under certain other circumstances allowed under the 1940 Act.

CHECKWRITING SERVICE
You can withdraw money from the Funds using our free checkwriting service. You can contact your investment professional or us to set up the service.

Here's how the service works:

  - Each check you write must be for a minimum of $250.

  - You can only use checks to make partial withdrawals. You can't use a check to make a full withdrawal of the shares you hold in a Fund.

  - Shares you sell by writing a check are eligible to receive distributions up to the day our custodian receives the check for payment.

  - We can change or cancel the service by giving you 30 days notice in writing.

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw funds any day of the month on a monthly, quarterly or semi-annual basis. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - Your account balance must be at least $5,000 to set up the plan. Certain fee based accounts are not subject to the $5,000 requirement.

  - If you set up the plan after you've opened your account, your signature must be Medallion Guaranteed.

  - You won't pay a CDSC if you withdraw 12% or less of the value of your shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

  - We'll send you a check or deposit the money directly to your bank account.

  - You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------



(ARROWS GRAPHIC)   EXCHANGING SHARES

      You can generally sell shares of a Fund to buy shares of another Fund distributed by the Distributor. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - You can generally exchange Class B shares of a Fund for Class B shares of any other Fund distributed by the Distributor. Some exceptions apply.

        - You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - We may limit the number of exchanges you can make within a specified period of time.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until the Transfer Agent has received the certificate and deposited the shares to your account.

      You may exchange your shares for shares of the same share class (and in some cases, certain other classes) of another Fund distributed by the Distributor, at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original Fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or loss for tax purposes. The Fund may terminate your exchange privilege if the Advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See "SHORT TERM TRADING ACTIVITY AND MARKET TIMING." To exchange by telephone, call 1.800.345.6611. Please have your account and taxpayer identification numbers available when calling.

AUTOMATIC EXCHANGE FEATURE
The Automatic Exchange Feature lets you exchange $100 or more of Class B or Class C shares any day of the month. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to the Transfer Agent in writing or call 1.800.345.6611.

  - If you set up your plan to exchange more than $100,000 you must have your signature Medallion Guaranteed.

  - You can choose to have us transfer your money on any day of the month.

  - The rules for making exchanges apply to automatic exchanges.

AUTOMATED DOLLAR COST AVERAGING FEATURE
The Automated Dollar Cost Averaging Feature lets you systematically exchange $100 or more of Class B or Class C shares for shares of the same class of up to 5 other Columbia Funds non-money market funds, every month or quarter. You can contact your investment professional or us to set up the plan.

Here's how automated dollar cost averaging works:

  - Send your request to the Transfer Agent in writing or call 1.800.345.6611.

  - You need not have an investment in the Funds you want to exchange into.

  - If you set up your plan to exchange more than $100,000 you must have your signature Medallion Guaranteed.

  - You can choose to have us transfer your money on any day of the month.

  - The rules for making exchanges apply to dollar cost averaging exchanges, except that the minimum investment requirements of the Columbia Funds non-money market funds do not apply to these exchanges.

How selling and servicing agents are paid
(PERCENT GRAPHIC)


Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

COMMISSIONS

Your selling agent may receive an up-front commission (reallowance) when you buy a Fund. The amount of this commission depends on which share class you choose:

  - up to 4.00% of the offering price per share of Class B shares. The commission is not deducted from your purchase -- we pay your selling agent directly.

  - up to 1.00% of the net asset value per share of Class C shares. The commission is not deducted from your purchase -- we pay your selling agent directly.

If you buy or hold Class B or Class C shares you will be subject to distribution (12b-1), shareholder servicing and shareholder administration fees and may be subject to a CDSC when you sell your shares.

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 OF THE 1940 ACT.

THE SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------


DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING AND ADMINISTRATION FEES

The Distributor and selling and servicing agents are compensated for selling shares and providing services to investors under distribution, shareholder servicing and shareholder administration plans.

The Distributor may receive a maximum annual distribution (12b-1) fee of 0.75% of the average daily net assets of Class B and Class C shares of the Funds, some or all of which may be paid to selling agents.

Servicing agents may receive a maximum annual shareholder servicing fee of 0.25% of the average daily net assets of Class B and Class C shares of the Funds.

The Adviser and/or financial institutions may receive a maximum annual shareholder administration fee of up to 0.10% of the average daily net assets of the Class B and Class C shares of the Funds.

Fees are calculated daily and paid to the Distributor periodically. Because these fees are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment, and may cost you more than any sales charges you may pay.

The Funds pay these fees to the Distributor and/or to eligible selling and servicing agents and financial institutions, including the Adviser or other affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION -- FINANCIAL INTERMEDIARY PAYMENTS

In addition, the Distributor or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor or one of its affiliates. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by the Distributor attributable to that financial intermediary, gross sales of the mutual funds distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the support payments to any one financial intermediary are generally expected to be between 0.02% and 0.10% (between 0.03% and 0.12% in the case of the Columbia Money Market Funds) on an annual basis for payments based on average net assets of the Funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds (other than the Columbia Money Market Funds) attributable to the financial intermediary. The Distributor or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in the Fund.

Payments may also be made to certain financial intermediaries, including other Bank of America affiliates, that provide investor services to retirement plans and other investment programs to compensate financial intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.30% of the total Fund assets in the program on an annual basis. The Board has authorized the Funds to reimburse the Transfer Agent for amounts paid to financial intermediaries that maintain assets in omnibus accounts, subject to an annual cap of 0.11% of net assets maintained in such accounts. The amounts in excess of that reimbursed by a Fund will be borne by the Distributor or its affiliates.

The Distributor or its affiliates may make other payments or allow promotional incentives to financial intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

Amounts paid by the Distributor or its affiliates are paid out of the Distributor's or its affiliates' own revenue and do not increase the amount paid by you or your Fund. You can find further details about the payments made by the Distributor or its affiliates and the services provided by financial intermediaries as well as a list of the financial intermediaries to which the Distributor or its affiliates has agreed to make marketing support payments in the SAI, which can be obtained at www.columbiafunds.com or by calling
1.800.345.6611. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from the Distributor and its affiliates and any services it provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular Fund or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.

Distributions and taxes
(TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, the gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain, if any, to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares and is called a distribution.

Although the Funds do not expect to realize any capital gain, any capital gain realized by a Fund will be distributed at least once a year. The Funds declare distributions of net investment income each business day, and pay them on the first business day of each month. Normally, each Fund will declare and pay distributions of net investment income as indicated above. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily distribution Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Funds) or trade date (all other Funds), and realized net capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts because each class has different expenses.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at
1.800.345.6611. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the same Fund.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Fund's ordinary income and any net realized short-term capital gain, if any, generally are taxable to you as ordinary income. Although the Funds do not expect to realize significant capital gain, any distributions of net realized long-term capital gain, if any, generally are taxable to you as long-term capital gain.

In general, corporate shareholders will not be able to deduct any distributions when determining their taxable income. Fund distributions also will not qualify for reductions in federal income taxation of dividends payable to individuals from certain domestic and foreign corporations.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. State and local taxes may also apply to distributions.

COLUMBIA MUNICIPAL RESERVES, COLUMBIA TAX-EXEMPT RESERVES, COLUMBIA CALIFORNIA TAX-EXEMPT RESERVES, COLUMBIA NEW YORK TAX-EXEMPT RESERVES

In general, you will not be subject to federal income tax on distributions from Columbia Municipal Reserves, Columbia Tax-Exempt Reserves, Columbia California Tax-Exempt Reserves and Columbia New York Tax-Exempt Reserves of their net tax-exempt interest income. Distributions from Columbia California Tax-Exempt Reserves of its net interest income from California municipal securities will not be subject to California state individual income tax. Distributions from Columbia New York Tax-Exempt Reserves of its net interest income from New York municipal securities will not be subject to New York State and New York City individual income tax. Distributions from these Funds, however, may be subject to state, local and other taxes, including corporate taxes.

A portion of the distributions from Columbia Municipal Reserves, Columbia California Tax-Exempt Reserves and Columbia New York Tax-Exempt Reserves may also be subject to alternative minimum taxes.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is exempt from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult your tax adviser about your specific tax situation.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records
  - the IRS informs us that you're otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied as a credit against your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

Legal matters

On February 9, 2005, the Adviser and Distributor entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, the Adviser and Distributor have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. The Adviser and Distributor are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Columbia Funds Series Trust (formerly known as Nations Funds Trust), its Board of Trustees, Bank of America Corporation and certain of its affiliates, including the Adviser and Distributor (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and other cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Funds Series Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds Series Trust against BAC and others that asserts claims under the federal securities laws and state common law. Columbia Funds Series Trust is a nominal defendant in this action.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of these actions. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Columbia Funds shareholders and/or the Columbia Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for preliminary approval.

Separately, several putative class actions have been filed against Columbia Funds Series Trust, Bank of America Corporation and certain of its affiliates, and others, in various federal courts relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds (George Siepel, et al. v. Bank of America, Columbia Funds Series Trust, et al., instituted December 28, 2005, U.S. District Court, E.D. Mo.; Luleff v. Bank of America, Columbia Funds Series Trust, William Carmichael, et al., instituted February 22, 2006, U.S. District Court, S.D. NY.) The suits allege various claims including state law claims for breach of fiduciary duty, breach of contract, unjust enrichment and violations of federal securities laws and seek damages and other remedies.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights tables are designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested. Financial highlights for Class B shares and Class C shares of Columbia Tax-Exempt Reserves are not provided because these classes of shares for that Fund had not yet commenced operations during the period indicated.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the Funds' financial statements, is included in the Funds' annual report. The independent registered public accounting firm's report and the Funds' financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

COLUMBIA CASH RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES+                              03/31/06             03/31/05             03/31/04             03/31/03
  Net asset value, beginning of year             $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0246               0.0060               0.0025               0.0053
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0246)             (0.0060)             (0.0025)             (0.0053)
  Net asset value, end of year                   $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 2.49%                0.60%                0.25%                0.54%
                                          ===================  ===================  ===================  ===================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $57,242              $22,076              $30,554              $54,493
  Ratio of operating expenses to average
    net assets(a)                                1.30%                1.16%              0.97%(c)             1.28%(b)
  Ratio of net investment income/(loss)
    to average net assets                        2.73%                0.56%                0.24%                0.54%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    1.37%                1.37%                1.36%                1.36%

                                               YEAR ENDED
  CLASS B SHARES+                               03/31/02
  Net asset value, beginning of year              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0210
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0210)
  Net asset value, end of year                    $1.00
  TOTAL RETURN++                                  2.12%
                                           ===================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $37,408
  Ratio of operating expenses to average
    net assets(a)                               1.30%(b)
  Ratio of net investment income/(loss)
    to average net assets                         1.82%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     1.37%

+ On August 22, 2005, the Fund's Investor B shares were redesignated Class B shares.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The reimbursement from the Fund's investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

COLUMBIA CASH RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES+                              03/31/06             03/31/05             03/31/04             03/31/03
  Net asset value, beginning of year             $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0246               0.0060               0.0025               0.0053
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0246)             (0.0060)             (0.0025)             (0.0053)
  Net asset value, end of year                   $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 2.49%                0.60%                0.25%                0.54%
                                          ===================  ===================  ===================  ===================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $2,915               $1,543               $1,508               $4,811
  Ratio of operating expenses to average
    net assets(a)                                1.30%                1.18%              0.98%(c)             1.28%(b)
  Ratio of net investment income/(loss)
    to average net assets                        2.59%                0.55%                0.23%                0.54%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    1.37%                1.37%                1.36%                1.36%

                                               YEAR ENDED
  CLASS C SHARES+                               03/31/02
  Net asset value, beginning of year              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0210
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0210)
  Net asset value, end of year                    $1.00
  TOTAL RETURN++                                  2.12%
                                           ===================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $1,357
  Ratio of operating expenses to average
    net assets(a)                               1.30%(b)
  Ratio of net investment income/(loss)
    to average net assets                         1.82%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     1.37%

+ On August 22, 2005, the Fund's Investor C shares were redesignated Class C shares.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The reimbursement from the Fund's investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

COLUMBIA MONEY MARKET RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES+                              03/31/06             03/31/05             03/31/04             03/31/03
  Net asset value, beginning of year             $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0247               0.0060               0.0025               0.0049
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.247)             (0.0060)             (0.0025)             (0.0049)
  Net asset value, end of year                   $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 2.50%                0.60%                0.25%                0.49%
                                          ===================  ===================  ===================  ===================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $4,625               $6,470               $8,955               $15,512
  Ratio of operating expenses to average
    net assets(a)                                1.30%                1.16%                0.94%              1.26%(b)
  Ratio of net investment income/(loss)
    to average net assets                        2.41%                0.56%                0.24%                0.48%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    1.36%                1.37%                1.36%                1.36%

                                               YEAR ENDED
  CLASS B SHARES+                               03/31/02
  Net asset value, beginning of year              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0201
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0201)
  Net asset value, end of year                    $1.00
  TOTAL RETURN++                                  2.03%
                                           ===================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $9,407
  Ratio of operating expenses to average
    net assets(a)                                 1.30%
  Ratio of net investment income/(loss)
    to average net assets                         1.75%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     1.38%

+ On August 22, 2005, the Fund's Investor B shares were redesignated Class B shares.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA MONEY MARKET RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES+                              03/31/06             03/31/05             03/31/04             03/31/03
  Net asset value, beginning of year             $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0246               0.0060               0.0025               0.0049
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0246)             (0.0060)             (0.0025)             (0.0049)
  Net asset value, end of year                   $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 2.49%                0.60%                0.25%                0.49%
                                          ===================  ===================  ===================  ===================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $128                 $988                 $754                $1,072
  Ratio of operating expenses to average
    net assets(a)                                1.30%                1.13%                0.93%              1.27%(b)
  Ratio of net investment income/(loss)
    to average net assets                        2.27%                0.49%                0.25%                0.47%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    1.36%                1.37%                1.36%                1.36%

                                               YEAR ENDED
  CLASS C SHARES+                               03/31/02
  Net asset value, beginning of year              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0201
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0201)
  Net asset value, end of year                    $1.00
  TOTAL RETURN++                                  2.03%
                                           ===================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)              $408
  Ratio of operating expenses to average
    net assets(a)                                 1.30%
  Ratio of net investment income/(loss)
    to average net assets                         1.75%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     1.38%

+ On August 22, 2005, the Fund's Investor C shares were redesignated Class C shares.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA TREASURY RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
  CLASS B SHARES+                              03/31/06            03/31/05            03/31/04            03/31/03
  Net asset value, beginning of year            $1.00               $1.00               $1.00               $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0235              0.0051              0.0025              0.0047
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0235)            (0.0051)            (0.0025)            (0.0047)
  Net asset value, end of year                  $1.00               $1.00               $1.00               $1.00
  TOTAL RETURN++                                2.37%               0.51%               0.25%               0.47%
                                          ==================  ==================  ==================  ==================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $267                $238                $359                $535
  Ratio of operating expenses to average
    net assets(a)                               1.30%               1.12%               0.90%               1.22%
  Ratio of net investment income/(loss)
    to average net assets                       2.37%               0.47%               0.24%               0.50%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                   1.36%               1.37%               1.36%               1.36%

                                               YEAR ENDED
  CLASS B SHARES+                               03/31/02
  Net asset value, beginning of year             $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0192
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0192)
  Net asset value, end of year                   $1.00
  TOTAL RETURN++                                 1.93%
                                           ==================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)              $180
  Ratio of operating expenses to average
    net assets(a)                                1.30%
  Ratio of net investment income/(loss)
    to average net assets                        1.71%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    1.37%

+ On August 22, 2005, the Fund's Investor B shares were redesignated Class B shares.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

COLUMBIA TREASURY RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                           PERIOD ENDED
  CLASS C SHARES*                                           07/23/03**
  Net asset value, beginning of period                         $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                0.0008
  LESS DISTRIBUTIONS:
  Dividends from net investment income                       (0.0008)
  Net asset value, end of period                               $1.00
  TOTAL RETURN++                                             0.08%+++
                                          ===============================================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                          $--
  Ratio of operating expenses to average
    net assets(a)                                             1.05%+
  Ratio of net investment income/(loss)
    to average net assets                                     0.09%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                                 1.37%+

                                                            PERIOD ENDED
  CLASS C SHARES*                                            03/31/03***
  Net asset value, beginning of period                          $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                 0.0017
  LESS DISTRIBUTIONS:
  Dividends from net investment income                        (0.0017)
  Net asset value, end of period                                $1.00
  TOTAL RETURN++                                              0.15%+++
                                           ===============================================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                           $5
  Ratio of operating expenses to average
    net assets(a)                                              1.26%+
  Ratio of net investment income/(loss)
    to average net assets                                      0.46%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                                  1.36%+

* On August 22, 2005, the Fund's Investor C shares were redesignated Class C shares.
** Columbia Treasury Reserves Class C shares were fully redeemed on July 23,
2003.
*** Columbia Treasury Reserves Class C shares commenced operations on July 16, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
+++ Not annualized.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

COLUMBIA GOVERNMENT RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
  CLASS B SHARES*                              03/31/06            03/31/05            03/31/04            03/31/03
  Net asset value, beginning of year            $1.00               $1.00               $1.00               $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0238              0.0056              0.0025              0.0045
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0238)            (0.0056)            (0.0025)            (0.0045)
  Net asset value, end of year                  $1.00               $1.00               $1.00               $1.00
  TOTAL RETURN++                                2.40%               0.57%               0.25%               0.45%
                                          ==================  ==================  ==================  ==================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $236                $704                $917               $1,804
  Ratio of operating expenses to average
    net assets(a)                               1.30%               1.15%               0.92%               1.26%
  Ratio of net investment income/(loss)
    to average net assets                       2.27%               0.55%               0.24%               0.42%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                   1.37%               1.37%               1.36%               1.37%

                                               YEAR ENDED
  CLASS B SHARES*                               03/31/02
  Net asset value, beginning of year             $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0193
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0193)
  Net asset value, end of year                   $1.00
  TOTAL RETURN++                                 1.94%
                                           ==================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $2,105
  Ratio of operating expenses to average
    net assets(a)                                1.30%
  Ratio of net investment income/(loss)
    to average net assets                        1.60%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    1.38%

* On August 22, 2005, the Fund's Investor B shares were redesignated Class B shares.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

COLUMBIA GOVERNMENT RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                           PERIOD ENDED
  CLASS C SHARES*                                           01/06/03**
  Net asset value, beginning of period                         $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                0.0037
  LESS DISTRIBUTIONS:
  Dividends from net investment income                       (0.0037)
  Net asset value, end of period                               $1.00
  TOTAL RETURN++                                             0.37%+++
                                          ===============================================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                          $--
  Ratio of operating expenses to average
    net assets(a)                                             1.30%+
  Ratio of net investment income/(loss)
    to average net assets                                     0.57%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                                 1.37%+

                                                             YEAR ENDED
  CLASS C SHARES*                                             03/31/02
  Net asset value, beginning of period                          $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                 0.0193
  LESS DISTRIBUTIONS:
  Dividends from net investment income                        (0.0193)
  Net asset value, end of period                                $1.00
  TOTAL RETURN++                                                1.95%
                                           ===============================================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                          $982
  Ratio of operating expenses to average
    net assets(a)                                               1.30%
  Ratio of net investment income/(loss)
    to average net assets                                       1.60%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                                   1.38%

* On August 22, 2005, the Fund's Investor C shares were redesignated Class C shares.
** Columbia Government Reserves Class C shares were fully redeemed on January 6, 2003.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
+++ Not annualized.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

COLUMBIA MUNICIPAL RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                            YEAR ENDED      PERIOD ENDED      YEAR ENDED       YEAR ENDED       YEAR ENDED
  CLASS B SHARES*                            03/31/06#        10/12/05#        03/31/05         03/31/04         03/31/03
  Net asset value, beginning of period         $1.00            $1.00            $1.00            $1.00            $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                0.0066           0.0063           0.0032           0.0019           0.0045
  LESS DISTRIBUTIONS:
  Dividends from net investment income       (0.0066)         (0.0063)         (0.0032)         (0.0019)         (0.0045)
  Net asset value, end of period               $1.00            $1.00            $1.00            $1.00            $1.00
  TOTAL RETURN++                             0.67%(a)          0.64(a)           0.32%            0.19%            0.45%
                                          ===============  ===============  ===============  ===============  ===============
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $132              --               $46              $47              $59
  Ratio of operating expenses to average
    net assets                              1.30%(b)(c)      1.30%(b)(c)         1.11%            0.90%            1.03%
  Ratio of net investment income/(loss)
    to average net assets                    1.85%(c)         1.21%(c)           0.31%            0.18%            0.40%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                  1.36%(b)(c)      1.36%(b)(c)         1.38%            1.37%            1.38%

                                             YEAR ENDED
  CLASS B SHARES*                             03/31/02
  Net asset value, beginning of period          $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                 0.0113
  LESS DISTRIBUTIONS:
  Dividends from net investment income        (0.0113)
  Net asset value, end of period                $1.00
  TOTAL RETURN++                                1.14%
                                           ===============
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $71
  Ratio of operating expenses to average
    net assets                                  1.22%
  Ratio of net investment income/(loss)
    to average net assets                       0.93%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      1.40%

* On August 22, 2005, the Fund's Investor B shares were redesignated Class B shares.
# Municipal Reserves Class B Shares was fully redeemed on October 12, 2005 and re-commenced operations on November 21, 2005.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) Not annualized.
(b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(c) Annualized.

COLUMBIA MUNICIPAL RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                 YEAR ENDED                YEAR ENDED                YEAR ENDED
  CLASS C SHARES*                                02/03/05**                 03/31/04                  03/31/03
  Net asset value, beginning of period             $1.00                     $1.00                     $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     0.0022                    0.0019                    0.0044
  LESS DISTRIBUTIONS:
  Dividends from net investment income            (0.0022)                  (0.0019)                  (0.0044)
  Net asset value, end of period                   $1.00                     $1.00                     $1.00
  TOTAL RETURN++                                  0.22%(a)                   0.19%                     0.45%
                                          ========================  ========================  ========================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)              $--                      $2,503                    $2,525
  Ratio of operating expenses to average
    net assets                                     1.04%                     0.90%                     1.01%
  Ratio of net investment income/(loss)
    to average net assets                         0.21%(b)                   0.18%                     0.42%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.38%(b)                   1.37%                     1.38%

                                                 PERIOD ENDED
  CLASS C SHARES*                                03/31/02***
  Net asset value, beginning of period              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     0.0000#
  LESS DISTRIBUTIONS:
  Dividends from net investment income            (0.0000)#
  Net asset value, end of period                    $1.00
  TOTAL RETURN++                                  0.00%#(a)
                                           ========================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)               $95
  Ratio of operating expenses to average
    net assets                                     1.30%(b)
  Ratio of net investment income/(loss)
    to average net assets                          0.93%(b)
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                         1.40%(b)

* On August 22, 2005, the Fund's Investor C shares were redesignated Class C shares.
** Columbia Municipal Reserves Class C shares were fully redeemed on February 3, 2005.
*** Columbia Municipal Reserves Class C shares commenced operations on March 28, 2002.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Amount represents less than $0.0001 or 0.01%, as applicable.
(a) Not annualized.
(b) Annualized.

COLUMBIA CALIFORNIA TAX-EXEMPT
RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
  CLASS B SHARES*                              03/31/06            03/31/05            03/31/04            03/31/03
  Net asset value, beginning of year            $1.00               $1.00               $1.00               $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0138              0.0029              0.0019              0.0022
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0138)            (0.0029)            (0.0019)            (0.0022)
  Net asset value, end of year                  $1.00               $1.00               $1.00               $1.00
  TOTAL RETURN++                                1.39%               0.29%               0.19%               0.22%
                                          ==================  ==================  ==================  ==================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)              $7                  $7                  $7                  $7
  Ratio of operating expenses to average
    net assets                                 1.30%(a)             1.14%               0.86%               0.97%
  Ratio of net investment income/(loss)
    to average net assets                       1.40%               0.31%               0.17%               0.40%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.36%(a)             1.38%               1.37%               1.37%

                                               YEAR ENDED
  CLASS B SHARES*                              03/31/02**
  Net asset value, beginning of year             $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0037
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0037)
  Net asset value, end of year                   $1.00
  TOTAL RETURN++                                 0.37%
                                           ==================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)              $--
  Ratio of operating expenses to average
    net assets                                   1.30%
  Ratio of net investment income/(loss)
    to average net assets                        0.28%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.38%

* On August 22, 2005, the Fund's Investor B shares were redesignated Class B shares.
** Columbia California Tax-Exempt Reserves Class B shares commenced operations on December 29, 2000.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements was less than 0.01%.

COLUMBIA CALIFORNIA TAX-EXEMPT
RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                           PERIOD ENDED
  CLASS C SHARES*                                           4/29/2004**
  Net asset value, beginning of period                         $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                0.0001
  LESS DISTRIBUTIONS:
  Dividends from net investment income                       (0.0001)
  Net asset value, end of period                               $1.00
  TOTAL RETURN++                                             0.01%+++
                                          ===============================================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                          $--
  Ratio of operating expenses to average
    net assets                                                0.96%+
  Ratio of net investment income/(loss)
    to average net assets                                     0.16%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                    1.38%+

                                                            PERIOD ENDED
  CLASS C SHARES*                                            03/31/04***
  Net asset value, beginning of period                          $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                 0.0011
  LESS DISTRIBUTIONS:
  Dividends from net investment income                        (0.0011)
  Net asset value, end of period                                $1.00
  TOTAL RETURN++                                              0.11%+++
                                           ===============================================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                          $199
  Ratio of operating expenses to average
    net assets                                                 0.84%+
  Ratio of net investment income/(loss)
    to average net assets                                      0.19%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                     1.37%+

* On August 22, 2005, the Fund's Investor C shares were redesignated Class C shares.
** Columbia California Tax-Exempt Reserves Class C shares were fully redeemed on April 29, 2004.
*** Columbia California Tax-Exempt Reserves Class C shares commenced operations on August 1, 2003.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
+++ Not annualized.

COLUMBIA NEW YORK TAX-EXEMPT
RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                           PERIOD ENDED
  CLASS B SHARES*                                           12/22/02**
  Net asset value, beginning of period                        $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                0.0018
  LESS DISTRIBUTIONS:
  Dividends from net investment income                       (0.0018)
  Net asset value, end of period                              $1.00
  TOTAL RETURN++                                             0.18%+++
                                          ==============================================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, of period (in 000's)                             $--
  Ratio of operating expenses to average
    net assets                                                1.23%+
  Ratio of net investment income/(loss)
    to average net assets                                     0.17%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                    1.88%+

                                                            PERIOD ENDED
  CLASS B SHARES*                                           03/31/02***
  Net asset value, beginning of period                         $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                0.0000#
  LESS DISTRIBUTIONS:
  Dividends from net investment income                       (0.0000)#
  Net asset value, end of period                               $1.00
  TOTAL RETURN++                                             0.00%#+++
                                           ==============================================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, of period (in 000's)                               $1
  Ratio of operating expenses to average
    net assets                                                 1.30%+
  Ratio of net investment income/(loss)
    to average net assets                                     (0.07)%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                     5.61%+

* On August 22, 2005, the Fund's Investor B shares were redesignated Class B shares.
** Columbia New York Tax-Exempt Reserves Class B shares were fully redeemed on December 22, 2002.
*** Columbia New York Tax-Exempt Reserves Class B shares commenced operations on February 15, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
+++ Not annualized.
# Amount represents less than $0.0001 or 0.01%, as applicable.

COLUMBIA NEW YORK TAX-EXEMPT
RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                           PERIOD ENDED
  CLASS C SHARES*                                           12/22/02**
  Net asset value, beginning of period                        $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                0.0018
  LESS DISTRIBUTIONS:
  Dividends from net investment income                       (0.0018)
  Net asset value, end of period                              $1.00
  TOTAL RETURN++                                              0.18%+
                                          ==============================================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                         $--
  Ratio of operating expenses to average
    net assets                                               1.23%+++
  Ratio of net investment income/(loss)
    to average net assets                                    0.17%+++
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                   1.88%+++

                                                            PERIOD ENDED
  CLASS C SHARES*                                           03/31/02***
  Net asset value, beginning of period                         $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                0.0000#
  LESS DISTRIBUTIONS:
  Dividends from net investment income                       (0.0000)#
  Net asset value, end of period                               $1.00
  TOTAL RETURN++                                              0.00%#+
                                           ==============================================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                           $1
  Ratio of operating expenses to average
    net assets                                                1.30%+++
  Ratio of net investment income/(loss)
    to average net assets                                    (0.07)%+++
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                    5.61%+++

* On August 22, 2005, the Fund's Investor C shares were redesignated Class C shares.
** Columbia New York Tax-Exempt Reserves Class C shares were fully redeemed on December 22, 2002.
*** Columbia New York Tax-Exempt Reserves Class C shares commenced operations on February 15, 2002.
+ Not annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
+++ Annualized.
# Amount represents less than $0.0001 or 0.01%, as applicable.

Hypothetical investment and
expense information

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Funds, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in each class of the Funds assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the Funds, which are the same as those stated in the Annual Fund Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables shown below reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charges, if any, which may be payable on redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

COLUMBIA CASH RESERVES -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              1.30%                            $10,000.00                             5%
              CUMULATIVE RETURN     ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE          AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO             EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%            1.30%                3.70%              $10,370.00        $132.41
       2           10.25%            1.37%                7.46%              $10,746.43        $144.65
       3           15.76%            1.37%               11.37%              $11,136.53        $149.90
       4           21.55%            1.37%               15.41%              $11,540.78        $155.34
       5           27.63%            1.37%               19.60%              $11,959.71        $160.98
       6           34.01%            1.37%               23.94%              $12,393.85        $166.82
       7           40.71%            1.37%               28.44%              $12,843.75        $172.88
       8           47.75%            1.37%               33.10%              $13,309.98        $179.15
       9           55.13%            0.72%               38.80%              $13,879.64         $97.88
      10           62.89%            0.72%               44.74%              $14,473.69        $102.07
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $4,473.69
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $1,462.08

COLUMBIA CASH RESERVES -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              1.30%                            $10,000.00                             5%
              CUMULATIVE RETURN     ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE          AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO             EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%            1.30%                3.70%              $10,370.00        $132.41
       2           10.25%            1.37%                7.46%              $10,746.43        $144.65
       3           15.76%            1.37%               11.37%              $11,136.53        $149.90
       4           21.55%            1.37%               15.41%              $11,540.78        $155.34
       5           27.63%            1.37%               19.60%              $11,959.71        $160.98
       6           34.01%            1.37%               23.94%              $12,393.85        $166.82
       7           40.71%            1.37%               28.44%              $12,843.75        $172.88
       8           47.75%            1.37%               33.10%              $13,309.98        $179.15
       9           55.13%            1.37%               37.93%              $13,793.13        $185.66
      10           62.89%            1.37%               42.94%              $14,293.82        $192.40
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $4,293.82
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $1,640.17

COLUMBIA MONEY MARKET RESERVES -- CLASS B SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              1.30%                3.70%             $10,370.00        $132.41
       2           10.25%              1.36%                7.47%             $10,747.47        $143.60
       3           15.76%              1.36%               11.39%             $11,138.68        $148.83
       4           21.55%              1.36%               15.44%             $11,544.12        $154.24
       5           27.63%              1.36%               19.64%             $11,964.33        $159.86
       6           34.01%              1.36%               24.00%             $12,399.83        $165.68
       7           40.71%              1.36%               28.51%             $12,851.19        $171.71
       8           47.75%              1.36%               33.19%             $13,318.97        $177.96
       9           55.13%              0.71%               38.90%             $13,890.35         $96.59
      10           62.89%              0.71%               44.86%             $14,486.25        $100.74
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $4,486.25
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,451.60

COLUMBIA MONEY MARKET RESERVES -- CLASS C SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              1.30%                3.70%             $10,370.00        $132.41
       2           10.25%              1.36%                7.47%             $10,747.47        $143.60
       3           15.76%              1.36%               11.39%             $11,138.68        $148.83
       4           21.55%              1.36%               15.44%             $11,544.12        $154.24
       5           27.63%              1.36%               19.64%             $11,964.33        $159.86
       6           34.01%              1.36%               24.00%             $12,399.83        $165.68
       7           40.71%              1.36%               28.51%             $12,851.19        $171.71
       8           47.75%              1.36%               33.19%             $13,318.97        $177.96
       9           55.13%              1.36%               38.04%             $13,803.78        $184.43
      10           62.89%              1.36%               43.06%             $14,306.24        $191.15
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $4,306.24
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,629.85

COLUMBIA TREASURY RESERVES -- CLASS B SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              1.30%                3.70%             $10,370.00        $132.41
       2           10.25%              1.36%                7.47%             $10,747.47        $143.60
       3           15.76%              1.36%               11.39%             $11,138.68        $148.83
       4           21.55%              1.36%               15.44%             $11,544.12        $154.24
       5           27.63%              1.36%               19.64%             $11,964.33        $159.86
       6           34.01%              1.36%               24.00%             $12,399.83        $165.68
       7           40.71%              1.36%               28.51%             $12,851.19        $171.71
       8           47.75%              1.36%               33.19%             $13,318.97        $177.96
       9           55.13%              0.71%               38.90%             $13,890.35         $96.59
      10           62.89%              0.71%               44.86%             $14,486.25        $100.74
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $4,486.25
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,451.60

COLUMBIA TREASURY RESERVES -- CLASS C SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              1.30%                3.70%             $10,370.00        $132.41
       2           10.25%              1.36%                7.47%             $10,747.47        $143.60
       3           15.76%              1.36%               11.39%             $11,138.68        $148.83
       4           21.55%              1.36%               15.44%             $11,544.12        $154.24
       5           27.63%              1.36%               19.64%             $11,964.33        $159.86
       6           34.01%              1.36%               24.00%             $12,399.83        $165.68
       7           40.71%              1.36%               28.51%             $12,851.19        $171.71
       8           47.75%              1.36%               33.19%             $13,318.97        $177.96
       9           55.13%              1.36%               38.04%             $13,803.78        $184.43
      10           62.89%              1.36%               43.06%             $14,306.24        $191.15
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $4,306.24
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,629.85

COLUMBIA GOVERNMENT RESERVES -- CLASS B SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              1.30%                3.70%             $10,370.00        $132.41
       2           10.25%              1.37%                7.46%             $10,746.43        $144.65
       3           15.76%              1.37%               11.37%             $11,136.53        $149.90
       4           21.55%              1.37%               15.41%             $11,540.78        $155.34
       5           27.63%              1.37%               19.60%             $11,959.71        $160.98
       6           34.01%              1.37%               23.94%             $12,393.85        $166.82
       7           40.71%              1.37%               28.44%             $12,843.75        $172.88
       8           47.75%              1.37%               33.10%             $13,309.98        $179.15
       9           55.13%              0.72%               38.80%             $13,879.64         $97.88
      10           62.89%              0.72%               44.74%             $14,473.69        $102.07
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $4,473.69
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,462.08

COLUMBIA GOVERNMENT RESERVES -- CLASS C SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              1.30%                3.70%             $10,370.00        $132.41
       2           10.25%              1.37%                7.46%             $10,746.43        $144.65
       3           15.76%              1.37%               11.37%             $11,136.53        $149.90
       4           21.55%              1.37%               15.41%             $11,540.78        $155.34
       5           27.63%              1.37%               19.60%             $11,959.71        $160.98
       6           34.01%              1.37%               23.94%             $12,393.85        $166.82
       7           40.71%              1.37%               28.44%             $12,843.75        $172.88
       8           47.75%              1.37%               33.10%             $13,309.98        $179.15
       9           55.13%              1.37%               37.93%             $13,793.13        $185.66
      10           62.89%              1.37%               42.94%             $14,293.82        $192.40
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $4,293.82
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,640.17

COLUMBIA MUNICIPAL RESERVES -- CLASS B SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATIO OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              1.30%                3.70%             $10,370.00        $132.41
       2           10.25%              1.36%                7.47%             $10,747.47        $143.60
       3           15.76%              1.36%               11.39%             $11,138.68        $148.83
       4           21.55%              1.36%               15.44%             $11,544.12        $154.24
       5           27.63%              1.36%               19.64%             $11,964.33        $159.86
       6           34.01%              1.36%               24.00%             $12,399.83        $165.68
       7           40.71%              1.36%               28.51%             $12,851.19        $171.71
       8           47.75%              1.36%               33.19%             $13,318.97        $177.96
       9           55.13%              0.71%               38.90%             $13,890.35         $96.59
      10           62.89%              0.71%               44.86%             $14,486.25        $100.74
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $4,486.25
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,451.60

COLUMBIA MUNICIPAL RESERVES -- CLASS C SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATIO OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              1.30%                3.70%             $10,370.00        $132.41
       2           10.25%              1.36%                7.47%             $10,747.47        $143.60
       3           15.76%              1.36%               11.39%             $11,138.68        $148.83
       4           21.55%              1.36%               15.44%             $11,544.12        $154.24
       5           27.63%              1.36%               19.64%             $11,964.33        $159.86
       6           34.01%              1.36%               24.00%             $12,399.83        $165.68
       7           40.71%              1.36%               28.51%             $12,851.19        $171.71
       8           47.75%              1.36%               33.19%             $13,318.97        $177.96
       9           55.13%              1.36%               38.04%             $13,803.78        $184.43
      10           62.89%              1.36%               43.06%             $14,306.24        $191.15
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $4,306.24
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,629.85

COLUMBIA TAX-EXEMPT RESERVES -- CLASS B SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              1.30%                3.70%             $10,370.00        $132.41
       2           10.25%              1.37%                7.46%             $10,746.43        $144.65
       3           15.76%              1.37%               11.37%             $11,136.53        $149.90
       4           21.55%              1.37%               15.41%             $11,540.78        $155.34
       5           27.63%              1.37%               19.60%             $11,959.71        $160.98
       6           34.01%              1.37%               23.94%             $12,393.85        $166.82
       7           40.71%              1.37%               28.44%             $12,843.75        $172.88
       8           47.75%              1.37%               33.10%             $13,309.98        $179.15
       9           55.13%              0.72%               38.80%             $13,879.64         $97.88
      10           62.89%              0.72%               44.74%             $14,473.69        $102.07
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $4,473.69
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,462.08

COLUMBIA TAX-EXEMPT RESERVES -- CLASS C SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              1.30%                3.70%             $10,370.00        $132.41
       2           10.25%              1.37%                7.46%             $10,746.43        $144.65
       3           15.76%              1.37%               11.37%             $11,136.53        $149.90
       4           21.55%              1.37%               15.41%             $11,540.78        $155.34
       5           27.63%              1.37%               19.60%             $11,959.71        $160.98
       6           34.01%              1.37%               23.94%             $12,393.85        $166.82
       7           40.71%              1.37%               28.44%             $12,843.75        $172.88
       8           47.75%              1.37%               33.10%             $13,309.98        $179.15
       9           55.13%              1.37%               37.93%             $13,793.13        $185.66
      10           62.89%              1.37%               42.94%             $14,293.82        $192.40
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $4,293.82
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,640.17

COLUMBIA CALIFORNIA TAX-EXEMPT RESERVES -- CLASS B SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%             1.30%                 3.70%             $10,370.00        $132.41
       2           10.25%             1.36%                 7.47%             $10,747.47        $143.60
       3           15.76%             1.36%                11.39%             $11,138.68        $148.83
       4           21.55%             1.36%                15.44%             $11,544.12        $154.24
       5           27.63%             1.36%                19.64%             $11,964.33        $159.86
       6           34.01%             1.36%                24.00%             $12,399.83        $165.68
       7           40.71%             1.36%                28.51%             $12,851.19        $171.71
       8           47.75%             1.36%                33.19%             $13,318.97        $177.96
       9           55.13%             0.71%                38.90%             $13,890.35         $96.59
      10           62.89%             0.71%                44.86%             $14,486.25        $100.74
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $4,486.25
  TOTAL ANNUAL FEES & EXPENSES                                                                $1,451.60

COLUMBIA CALIFORNIA TAX-EXEMPT RESERVES -- CLASS C SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%             1.30%                 3.70%             $10,370.00        $132.41
       2           10.25%             1.36%                 7.47%             $10,747.47        $143.60
       3           15.76%             1.36%                11.39%             $11,138.68        $148.83
       4           21.55%             1.36%                15.44%             $11,544.12        $154.24
       5           27.63%             1.36%                19.64%             $11,964.33        $159.86
       6           34.01%             1.36%                24.00%             $12,399.83        $165.68
       7           40.71%             1.36%                28.51%             $12,851.19        $171.71
       8           47.75%             1.36%                33.19%             $13,318.97        $177.96
       9           55.13%             1.36%                38.04%             $13,803.78        $184.43
      10           62.89%             1.36%                43.06%             $14,306.24        $191.15
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $4,306.24
  TOTAL ANNUAL FEES & EXPENSES                                                                $1,629.85

COLUMBIA NEW YORK TAX-EXEMPT RESERVES -- CLASS B SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              1.30%                3.70%             $10,370.00        $132.41
       2           10.25%              1.44%                7.39%             $10,739.17        $151.99
       3           15.76%              1.44%               11.21%             $11,121.49        $157.40
       4           21.55%              1.44%               15.17%             $11,517.41        $163.00
       5           27.63%              1.44%               19.27%             $11,927.43        $168.80
       6           34.01%              1.44%               23.52%             $12,352.05        $174.81
       7           40.71%              1.44%               27.92%             $12,791.78        $181.04
       8           47.75%              1.44%               32.47%             $13,247.17        $187.48
       9           55.13%              0.79%               38.05%             $13,804.87        $106.86
      10           62.89%              0.79%               43.86%             $14,386.06        $111.35
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $4,386.06
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,535.13

COLUMBIA NEW YORK TAX-EXEMPT RESERVES -- CLASS C SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              1.30%                3.70%             $10,370.00        $132.41
       2           10.25%              1.44%                7.39%             $10,739.17        $151.99
       3           15.76%              1.44%               11.21%             $11,121.49        $157.40
       4           21.55%              1.44%               15.17%             $11,517.41        $163.00
       5           27.63%              1.44%               19.27%             $11,927.43        $168.80
       6           34.01%              1.44%               23.52%             $12,352.05        $174.81
       7           40.71%              1.44%               27.92%             $12,791.78        $181.04
       8           47.75%              1.44%               32.47%             $13,247.17        $187.48
       9           55.13%              1.44%               37.19%             $13,718.77        $194.15
      10           62.89%              1.44%               42.07%             $14,207.16        $201.07
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $4,207.16
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,712.14

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO COLUMBIA FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------


Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of the Fund's assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 under the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

DEBT SECURITY -- when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has received a rating in the highest short-term rating category from two, or in some circumstances one, nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

GUARANTEED INVESTMENT CONTRACT -- an investment instrument issued by a rated insurance company in return for a payment by an investor.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as Standard & Poor's Corporation or Moody's Investors Service, Inc. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board. Please see the SAI for more information about credit ratings.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MONEY MARKET INSTRUMENT -- a high quality, short-term debt security that pays interest based on a fixed, variable or floating rate and is considered to mature in 13 months or less. Money market instruments include, but are not limited to, U.S. Treasury obligations, U.S. government obligations, certificates of deposit and time deposits, bankers' acceptances, commercial paper, corporate bonds, extendible commercial notes, asset backed securities, funding agreements, repurchase agreements and certain municipal securities.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

PARTICIPATION -- a pass-through certificate representing a share in a pool of debt obligations or other instruments.

PASS-THROUGH CERTIFICATE -- securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

PRIVATE ACTIVITY BOND -- a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SPECIAL PURPOSE ISSUER -- an entity organized solely to issue asset-backed securities on a pool of assets it owns.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

COLUMBIA MANAGEMENT.

Where to find more information

You'll find more information about Columbia Money Market Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Columbia Funds:

By telephone:
1.800.345.6611

By mail:
COLUMBIA FUNDS
C/O COLUMBIA FUNDS SERVICES
P.O. BOX 8081
BOSTON, MA 02266-8081

On the Internet:
WWW.COLUMBIAFUNDS.COM

Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number: 811-09645
Columbia Funds Series Trust

CSH-36/111184-0606

--------------------------------------------------------------------------------

    COLUMBIA MANAGEMENT--Registered Trademark--












                                  --------------------------------------

                                    Money Market Funds

                                    Prospectus -- Market Class Shares

                                    August 1, 2006

                                  --------------------------------------


                                    Columbia Cash Reserves

                                    Columbia Money Market Reserves

                                    Columbia Treasury Reserves

                                    Columbia Government Reserves

                                    Columbia Municipal Reserves

                                    Columbia Tax-Exempt Reserves

                                    Columbia California Tax-Exempt Reserves

                                    Columbia New York Tax-Exempt Reserves








                                    THE SECURITIES AND EXCHANGE COMMISSION (SEC)
                                    HAS NOT APPROVED OR DISAPPROVED THESE
                                    SECURITIES OR DETERMINED IF THIS PROSPECTUS
                                    IS TRUTHFUL OR COMPLETE.

                                    ANY REPRESENTATION TO THE CONTRARY IS A
                                    CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

  NOT FDIC-INSURED

  NOT BANK ISSUED

  NO BANK GUARANTEE

  MAY LOSE VALUE

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE COLUMBIA FUNDS FAMILY (COLUMBIA FUNDS OR COLUMBIA FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 62.

YOUR INVESTMENT IN A FUND IS NOT A BANK DEPOSIT OR OTHER OBLIGATION OF, OR ISSUED OR ENDORSED OR GUARANTEED BY, BANK OF AMERICA, N.A. (BANK OF AMERICA) OR ANY OF ITS AFFILIATES. YOUR INVESTMENT IN A FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUNDS AND MAY BE COMPENSATED OR INCENTED IN CONNECTION WITH THE SALE OF THE FUNDS.

YOUR INVESTMENT IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL INVESTED. YOUR INVESTMENT MAY LOSE MONEY.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about some Columbia Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

This prospectus offers Market Class Shares of the Funds. This class of shares is designed primarily for financial institutions and intermediaries for their own accounts, and for certain of their client accounts. Please turn to BUYING, SELLING AND EXCHANGING SHARES for more information about who is eligible to buy this class of shares.

ABOUT THE FUNDS

The Money Market Funds seek to provide income while protecting the principal of your original investment by investing in money market instruments.

Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

ARE THESE FUNDS RIGHT FOR YOU?

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Money Market Funds may be suitable for you if:

  - you're looking for a relatively low risk investment with stability of principal

  - you have short-term income needs

They may not be suitable for you if:

  - you're looking for higher returns and are prepared to assume a higher level of investment risk

  - you're more comfortable with bank deposits that are FDIC-insured

You'll find a discussion of each Fund's investment objective, principal investment strategies and principal risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.353.0828 if you're an institutional investor, or 1.800.345.6611 if you're an individual investor. You can also contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds

(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

COLUMBIA MANAGEMENT ADVISORS, LLC (THE ADVISER) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER STARTING ON PAGE 38.

--------------------------------------------------------------------------------


COLUMBIA CASH RESERVES                                           4
------------------------------------------------------------------
COLUMBIA MONEY MARKET RESERVES                                   8
------------------------------------------------------------------
COLUMBIA TREASURY RESERVES                                      12
------------------------------------------------------------------
COLUMBIA GOVERNMENT RESERVES                                    16
------------------------------------------------------------------
COLUMBIA MUNICIPAL RESERVES                                     20
------------------------------------------------------------------
COLUMBIA TAX-EXEMPT RESERVES                                    24
------------------------------------------------------------------
COLUMBIA CALIFORNIA TAX-EXEMPT RESERVES                         28
------------------------------------------------------------------
COLUMBIA NEW YORK TAX-EXEMPT RESERVES                           32
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     36
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       38

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                         40
     How orders are processed                                   41
  How selling and servicing agents are paid                     46
  Distributions and taxes                                       48
  Legal matters                                                 51
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            52
------------------------------------------------------------------
HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION                 57
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   62
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

COLUMBIA CASH RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 38.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - bank obligations, including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches,

  - commercial paper,

  - corporate bonds,

  - extendible commercial notes,

  - asset-backed securities,

  - funding agreements,

  - municipal securities,

  - repurchase agreements and

  - other high quality short-term obligations.

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the portfolio management team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Cash Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - INTEREST RATE RISK -- The yield paid by the Fund will vary with changes in short-term interest rates.

      - CREDIT RISK -- Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. With respect to municipal securities, the ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid.

      - U.S. GOVERNMENT OBLIGATIONS -- Obligations of U.S. government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government would provide financial support to any of these entities if it is not obligated to do so by law.

      - REPURCHASE AGREEMENTS -- Repurchase agreements, while backed by collateral, carry some risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.

      - FOREIGN INVESTMENTS -- Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, potentially high or confiscatory levels of taxation, incomplete financial information about the issuers of securities, and political or economic instability. Foreign securities may be more volatile and less liquid than U.S. securities.

      - SHARE PRICE -- There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.

      - SELECTION OF INVESTMENTS -- The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluation will prove to be inaccurate.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Market Class Shares has varied from year to year.

               1997     1998     1999     2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----     ----     ----     ----
               5.25%    5.19%    4.75%    5.99%    3.75%    1.36%    0.63%    0.79%    2.63%



              *Year-to-date return as of June 30, 2006: 2.06%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:                1.54%
         WORST: 2ND QUARTER 2004:               0.12%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         MARKET CLASS SHARES                               2.63%     1.83%     3.47%

      *THE INCEPTION DATE OF MARKET CLASS SHARES IS MAY 3, 1996.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Market Class Shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                            Market Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.25%



         Distribution (12b-1) and shareholder servicing fees            0.45%



                                                                        0.02%
         Other expenses                                                  --------



         Total annual Fund operating expenses                           0.72%



                                                                       (0.07)%
         Fee waivers and/or reimbursements                               --------



                                                                        0.65%
         Total net expenses(3)                                           ========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Market Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         MARKET CLASS SHARES                     $66      $223      $394       $888

COLUMBIA MONEY MARKET RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 38.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - bank obligations, including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches,

  - commercial paper,

  - corporate bonds,

  - extendible commercial notes,

  - asset-backed securities,

  - funding agreements,

  - municipal securities,

  - repurchase agreements and

  - other high quality short-term obligations.

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the portfolio management team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Money Market Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - INTEREST RATE RISK -- The yield paid by the Fund will vary with changes in short-term interest rates.

      - CREDIT RISK -- Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. With respect to municipal securities, the ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid.

      - U.S. GOVERNMENT OBLIGATIONS -- Obligations of U.S. government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government would provide financial support to any of these entities if it is not obligated to do so by law.

      - REPURCHASE AGREEMENTS -- Repurchase agreements, while backed by collateral, carry some risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.

      - FOREIGN INVESTMENTS -- Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, potentially high or confiscatory levels of taxation, incomplete financial information about the issuers of securities, and political or economic instability. foreign securities may be more volatile and less liquid than U.S. securities.

      - SHARE PRICE -- There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.

      - SELECTION OF INVESTMENTS -- The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

BECAUSE MARKET CLASS SHARES HAVE NOT BEEN OFFERED FOR A FULL CALENDAR YEAR, THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS. THE INVESTOR CLASS SHARES HAVE SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES AND DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Investor Class Shares has varied from year to year.

               2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----
               3.78%    1.38%    0.70%    0.89%    2.75%



              *Year-to-date return as of June 30, 2006: 2.11%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 2001:          1.35%
         WORST: 2ND QUARTER 2004:         0.14%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         INVESTOR CLASS SHARES                             2.75%     1.89%     2.34%

      *THE INCEPTION DATE OF INVESTOR CLASS SHARES IS MARCH 3, 2000.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Market Class Shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                            Market Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.25%



         Distribution (12b-1) and shareholder servicing fees            0.45%



                                                                        0.01%
         Other expenses                                                  --------



         Total annual Fund operating expenses                           0.71%



                                                                       (0.06)%
         Fee waivers and/or reimbursements                               --------



                                                                        0.65%
         Total net expenses(3)                                           ========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Market Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         MARKET CLASS SHARES                     $66      $221      $389       $877

COLUMBIA TREASURY RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 38.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - U.S. Treasury obligations

  - repurchase agreements and reverse repurchase agreements secured by U.S. Treasury obligations and U.S. government obligations

  - obligations whose principal and interest are backed by the U.S. government

The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Treasury Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income and alternative minimum taxes and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

BECAUSE MARKET CLASS SHARES HAVE NOT BEEN OFFERED FOR A FULL CALENDAR YEAR, THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS. THE CLASS A SHARES HAVE SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES AND DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A Shares has varied from year to year.


(Bar Chart)

               2003     2004     2005
               ----     ----     ----
               0.57%    0.69%    2.50%



              *Year-to-date return as of June 30, 2006 : 2.00%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 2005:                  0.83%
         WORST: 2ND QUARTER 2004:                 0.10%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005


                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         CLASS A SHARES                                            2.50%     1.23%

      *THE INCEPTION DATE OF CLASS A SHARES IS MAY 13, 2002.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Market Class Shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                            Market Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.25%



         Distribution (12b-1) and shareholder servicing fees            0.45%



                                                                        0.01%
         Other expenses                                                  --------



         Total annual Fund operating expenses                           0.71%



                                                                       (0.06)%
         Fee waivers and/or reimbursements                               --------



                                                                        0.65%
         Total net expenses(3)                                           ========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Market Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         MARKET CLASS SHARES                     $66      $221      $389       $877

COLUMBIA GOVERNMENT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 38.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S.
                   government obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily U.S. government obligations and U.S. Treasury obligations.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Government Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income and alternative minimum taxes and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

BECAUSE MARKET CLASS SHARES HAVE NOT BEEN OFFERED FOR A FULL CALENDAR YEAR, THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS. THE CLASS A SHARES HAVE SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES AND DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year.




               2003     2004     2005
               ----     ----     ----
               0.58%    0.75%    2.55%



              *Year-to-date return as of June 30, 2006: 2.02%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 2005:          0.83%
         WORST: 2ND QUARTER 2004:         0.11%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005


                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         CLASS A SHARES                                            2.55%     1.26%

      *THE INCEPTION DATE OF CLASS A SHARES IS MAY 13, 2002.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Market Class Shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                            Market Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.25%



         Distribution (12b-1) and shareholder servicing fees            0.45%



         Other expenses                                                 0.02%
                                                                         --------



         Total annual Fund operating expenses                           0.72%



         Fee waivers and/or reimbursements                             (0.07)%
                                                                         --------



         Total net expenses(3)                                          0.65%
                                                                         ========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Market Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         MARKET CLASS SHARES                     $66      $223      $394       $888

COLUMBIA MUNICIPAL RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 38.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than federal alternative minimum tax. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may invest all or any portion of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Municipal Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on municipal obligations, which generally are free from federal income tax, but may be subject to the federal alternative minimum tax and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes; however, such opinions are not binding on tax authorities. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

BECAUSE MARKET CLASS SHARES HAVE NOT BEEN OFFERED FOR A FULL CALENDAR YEAR, THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS. THE INVESTOR CLASS SHARES HAVE SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES AND DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Investor Class Shares has varied from year to year.

               2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----
               3.67%    2.31%    1.00%    0.60%    0.71%    1.91%



              *Year-to-date return as of June 30, 2006: 1.41%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:                0.97%
         WORST: 3RD QUARTER 2003:               0.11%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         INVESTOR CLASS SHARES                             1.91%     1.31%     1.83%

      *THE INCEPTION DATE OF INVESTOR CLASS SHARES IS APRIL 12, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Market Class Shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                            Market Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.25%



         Distribution (12b-1) and shareholder servicing fees            0.45%



                                                                        0.01%
         Other expenses                                                  --------



         Total annual Fund operating expenses                           0.71%



                                                                       (0.06)%
         Fee waivers and/or reimbursements                               --------



                                                                        0.65%
         Total net expenses(3)                                           ========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Market Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         MARKET CLASS SHARES                      $66      $221      $389      $877

COLUMBIA TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 38.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. The Fund normally invests all of its assets in municipal securities which pay interest that is free from federal income and alternative minimum taxes. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on municipal obligations, which generally are free from federal income and alternative minimum taxes, but may be subject to state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes; however, such opinions are not binding on tax authorities. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

BECAUSE MARKET CLASS SHARES OF THE FUND HAVE NOT BEEN OFFERED FOR A FULL CALENDAR YEAR, THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS. THE CLASS A SHARES HAVE SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES AND DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year.

               1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               3.06%    3.22%    2.93%    2.73%    3.58%    2.22%    0.85%    0.46%    0.58%    1.77%



              *Year-to-date return as of June 30, 2006: 1.33%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:                  0.94%
         WORST: 1ST QUARTER 2004:                 0.08%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                         1 YEAR   5 YEARS   10 YEARS
         CLASS A SHARES                                  1.77%     1.17%     2.13%

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Market Class Shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                            Market Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.25%



         Distribution (12b-1) and Shareholder servicing fees            0.45%



                                                                        0.02%
         Other expenses                                                  --------



         Total annual Fund operating expenses                           0.72%



                                                                       (0.07)%
         Fee waivers and/or reimbursements                               --------



                                                                        0.65%
         Total net expenses(3)                                           ========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE




      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Market Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         MARKET CLASS SHARES                     $66      $223      $394       $888

COLUMBIA CALIFORNIA TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 38.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from California state individual income tax and federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in municipal securities that pay interest exempt from federal income tax and California state individual income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia California Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from individual income tax in one state. The value of the Fund and the amount of interest it pays could be affected by the financial conditions of the state, and its local governments and public authorities. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on California municipal obligations, which generally are free from federal income tax and California state individual income tax, but may be subject to alternative minimum taxes and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes; however, such opinions are not binding on tax authorities. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by California and its municipalities, is more vulnerable to unfavorable developments in California than funds that invest in municipal bonds of many different states. Following an economic recession in 2001, the California economy began to improve in 2004 and continued to grow at a solid pace through 2005, resulting in higher-than-anticipated revenue growth. Most of the revenue growth, however, resulted from volatile sources such as business earnings and investment income, which could subside quickly should the California economy experience a more severe slowing than is currently anticipated in 2006 and 2007. In addition, California will likely encounter budget shortfalls following the 2006-07 fiscal year as it faces a number of economic risks and budgetary pressures, including a steeper-than-expected decline in California's real estate market and a sharper-than-expected rise in energy prices. It is unclear how the current economic conditions may affect the Fund. Adverse conditions affecting California generally could have an impact on the State and California municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

BECAUSE MARKET CLASS SHARES HAVE NOT BEEN OFFERED FOR A FULL CALENDAR YEAR, THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS. THE INVESTOR CLASS SHARES HAVE SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES AND DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BARCHART GRAPHIC) A LOOK AT THE FUND'S PERFORMANCE
                   The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Investor Class Shares has varied from year to year.

               1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               2.88%    3.07%    2.74%    2.51%    3.10%    1.97%    0.91%    0.52%    0.67%    1.85%



              *Year-to-date return as of June 30, 2006: 1.37%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:          0.83%
         WORST: 3RD QUARTER 2003:         0.09%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                         1 YEAR   5 YEARS   10 YEARS
         INVESTOR CLASS SHARES                           1.85%     1.18%     2.02%

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Market Class Shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                            Market Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.25%



         Distribution (12b-1) and shareholder servicing fees            0.45%



         Other expenses                                                 0.01%
                                                                         --------



         Total annual Fund operating expenses                           0.71%



         Fee waivers and/or reimbursements                             (0.06)%
                                                                         --------



         Total net expenses(3)                                          0.65%
                                                                         ========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Market Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         MARKET CLASS SHARES                     $66      $221      $389       $877

COLUMBIA NEW YORK TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 38.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from New York state individual income tax and federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in municipal securities that pay interest that is free from federal income tax and New York state individual income tax. These securities are issued by or on behalf of the State of New York, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND
 IN OTHER IMPORTANT INFORMATION
 AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia New York Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from individual income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund come generally from interest on New York municipal obligations, which generally are free from federal income tax and New York State and New York City individual income tax, but may be subject to alternative minimum taxes and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be a suitable investment for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes; however, such opinions are not binding on tax authorities. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by New York State, New York City and New York's other municipalities, is more vulnerable to unfavorable developments in New York than funds that invest in municipal bonds of many different states. Although New York's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment and a very small share of the nation's farming and mining activity, adverse conditions affecting any one of these industries could have a negative impact on New York municipal securities. Travel and tourism also constitute an important part of the New York State and City economies. The September 11, 2001 terrorist attack on the World Trade Center in New York City had an adverse effect on all areas of the New York economy. In addition, State costs for employee pensions have increased dramatically, while costs associated with debt services, Medicaid, welfare and other entitlement programs have also risen. However, New York's economy has been growing since September 2003.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Market Class Shares has varied from year to year.

               2003     2004     2005
               ----     ----     ----
               n/a*     0.61%    1.77%



              *Year-to-date return as of June 30, 2006: 1.33%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2005:           0.56%
         WORST: 1ST QUARTER 2004:          0.11%

      AVERAGE ANNUAL RETURN AS OF DECEMBER 31, 2005




                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         MARKET CLASS SHARES                                       1.77%     1.07%




      *THE INCEPTION DATE OF MARKET CLASS SHARES IS FEBRUARY 15, 2002. FROM
       DECEMBER 22, 2002 TO AUGUST 25, 2003 PERFORMANCE COULD NOT BE CALCULATED FOR THIS CLASS DUE TO NOMINAL ASSET LEVELS.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Market Class Shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                            Market Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.25%



         Distribution (12b-1) and shareholder servicing fees            0.45%



         Other expenses                                                 0.09%
                                                                         --------



         Total annual Fund operating expenses                           0.79%



         Fee waivers and/or reimbursements                             (0.14)%
                                                                         --------



         Total net expenses(3)                                          0.65%
                                                                         ========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE




      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Market Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         MARKET CLASS SHARES                     $66      $238      $425       $965

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Fund's investment objective, principal investment strategies and risks in the descriptions starting on page
4. The following are some other risks and information you should consider before you invest:

      - SPECIAL RULES FOR MONEY MARKET FUNDS -- Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

         - may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

         - must maintain an average dollar-weighted maturity of 90 days or less

         Also, the Funds:

         - may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days (except for Columbia California Tax-Exempt Reserves and Columbia New York Tax-Exempt Reserves, which are subject to less restrictive diversification standards)

         - may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier securities (except for Columbia California Tax-Exempt Reserves and Columbia New York Tax-Exempt Reserves, each of which may invest up to 5% of its total assets in second-tier securities)

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. The 80% Policy of certain Funds may be changed without shareholder approval by giving shareholders at least 60 days' notice. The 80% Policy of certain other Funds and other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons may not earn income.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, distribution, administration, shareholder servicing, transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Columbia Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Columbia Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI and on the Columbia Funds' website at www.columbiafunds.com under Fund Portfolio Data. In addition, a complete list of each Fund's portfolio holdings for each calendar month will be available upon request 5 business days following each month-end.

      - INFORMATION FOR FEDERALLY CHARTERED CREDIT UNIONS -- Shares of Columbia Treasury Reserves and Columbia Government Reserves are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration Rules and Regulations and the National Credit Union Administration Letter Number 155.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- Each Fund may incur significant transaction costs that are in addition to the total annual Fund operating expenses disclosed in the fee tables. These transaction costs are made up of all the costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Fund's transaction costs are not.

How the Funds are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER (COLUMBIA MANAGEMENT ADVISORS, LLC) AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 100 mutual fund portfolios in the Columbia Funds Family, including the Money Market Funds described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities and money market instruments. The Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions.

Columbia Management currently has approximately $312 billion in assets under management, which consists of assets under the discretionary management of both the Adviser and Columbia Wanger Asset Management, L.P.

Columbia Funds pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with the Adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

The Adviser has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2007. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that the Adviser will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees the Adviser can receive, along with the actual advisory fees the Adviser and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  COLUMBIA CASH RESERVES                                      0.15%        0.12%



  COLUMBIA MONEY MARKET RESERVES                              0.15%        0.12%



  COLUMBIA TREASURY RESERVES                                  0.15%        0.12%



  COLUMBIA GOVERNMENT RESERVES                                0.15%        0.12%



  COLUMBIA MUNICIPAL RESERVES                                 0.15%        0.12%



  COLUMBIA TAX-EXEMPT RESERVES                                0.15%        0.12%



  COLUMBIA CALIFORNIA TAX-EXEMPT RESERVES                     0.15%        0.12%



  COLUMBIA NEW YORK TAX-EXEMPT RESERVES                       0.15%        0.15%

INVESTMENT SUB-ADVISER

Columbia Funds and the Adviser may engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and the Funds have applied for relief from the SEC to permit the Funds to act on many of the Adviser's recommendations with approval only by the Board and not by Fund shareholders. The Adviser or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

A discussion regarding the basis for the Board of Trustees approving the investment sub-advisory agreement with each sub-adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

OTHER SERVICE PROVIDERS

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02111-2621

--------------------------------------------------------------------------------

The Funds are distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer and an indirect, wholly-owned subsidiary of Bank of America Corporation. The Distributor may pay distribution (12b-1) and shareholder servicing fees and/or other compensation to companies for selling shares and providing services to investors.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------

Columbia Management Advisors, LLC is the administrator of the Funds (Administrator), and is responsible for overseeing the administrative operations of the Funds. The Funds pay the Administrator a fee of 0.10% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------

Columbia Management Services, Inc. is the transfer agent for the Funds' shares (Transfer Agent), and is an indirect, wholly-owned subsidiary of Bank of America Corporation. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares

(BUYING, SELLING AND EXCHANGING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


This prospectus offers Market Class Shares of the Funds. Here are some general rules about this class of shares:

  - Market Class Shares are available through certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they may provide automated cash management or other similar services (Cash Management Services). This share class is primarily intended for use in connection with specific Cash Management Services programs. This class of shares may be offered by:

    - Bank of America and certain of its affiliates

    - certain other financial institutions and intermediaries.

  - The minimum initial investment is $10,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Market Class Shares.

  - There is no minimum for additional investments.

  - There are no sales charges for buying, selling or exchanging these shares.

  - Please contact your investment professional for more information about the availability of this share class.

You'll find more information about buying, selling and exchanging Market Class Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related services and programs.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. If you have questions about buying, selling or exchanging, or you need help placing an order, please call us at 1.800.353.0828 if you're an institutional investor, or 1.800.345.6611 if you're an individual investor. You can also contact your investment professional.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

Frequent purchases and sales of Fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the Funds) and disrupting portfolio management strategies. However, money market funds are designed to offer investors a liquid cash option that they may purchase and sell as often as they wish. Accordingly, Columbia Funds' Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares and the Funds accommodate frequent trading.

Except as expressly described in this prospectus (such as minimum purchase amounts), the Funds have no limits on purchase or exchange transactions. The Funds reserve the right, but have no obligation, to reject any purchase or exchange transaction at any time. In addition, Columbia Funds reserves the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE MONEY MARKET FUNDS RESERVE THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

IN ADDITION TO WEEKENDS, EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  - 9:45 a.m., 11:00 a.m., 2:30 p.m. and 5:00 p.m. Eastern time each business day for each share class of Columbia Cash Reserves, Columbia Money Market Reserves and Columbia Treasury Reserves

  - 9:45 a.m., 11:00 a.m. and 2:30 p.m. Eastern time each business day for each share class of Columbia Government Reserves

  - 12:00 noon Eastern time each business day for each share class of Columbia Municipal Reserves and Columbia Tax-Exempt Reserves

  - 11:30 a.m. Eastern time each business day for each share class of Columbia California Tax-Exempt Reserves and Columbia New York Tax-Exempt Reserves

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN A FUND

The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders to buy, sell or exchange shares may be delivered to the Transfer Agent by phone, in writing, or through the internet. For more information on account and trading restrictions and special sign-up procedures for internet transactions, please call us at 1.800.353.0828 for institutional investors or 1.800.345.6611 for individual investors. The Transfer Agent has procedures in place to authenticate electronic instructions. You will be asked to accept the terms of an online agreement(s) and utilize a password for internet services. Orders received in good order by the Fund, Distributor, Transfer Agent or their agents by the following times on a business day (unless the Fund closes early) will be processed as follows:

  - If your order for Columbia Cash Reserves, Columbia Money Market Reserves or Columbia Treasury Reserves is received in good form by the Transfer Agent by 5:00 p.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you'll receive that day's dividends).

  - If your order for Columbia Government Reserves is received in good form by the Transfer Agent by 2:30 p.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you'll receive that day's dividends).

  - If your order for Columbia Municipal Reserves or Columbia Tax-Exempt Reserves is received in good form by the Transfer Agent by 12:00 noon Eastern time, you will receive that day's net asset value per share (and in the case of purchases you'll receive that day's dividends).

  - If your order for Columbia California Tax-Exempt Reserves or Columbia New York Tax-Exempt Reserves is received in good form by the Transfer Agent by 11:30 a.m. Eastern time, you will receive that day's net asset value per share (and in the case of purchases you'll receive that day's dividends).

Investors are encouraged to place orders to sell as early in the day as possible. The business day that applies to an order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. We will not be liable for following telephone instructions that we reasonably believe are genuine.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Market Class Shares at net asset value per share.

        - For purchases via Fedwire, we must receive payment by the close of the Federal Reserve wire transfer system (typically 6 p.m. Eastern time) on the business day the Fund, Distributor, Transfer Agent or their agents receive the order (unless the Fund closes early).

             If we receive payment after this time, we'll cancel the order. We'll return any payment received for orders that we cancel. We can change this time under certain circumstances, for example, when there's more wiring activity than normal.

        - If we do not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal fund rate. We have the right to redeem all or part of your holding of shares in any Fund in order to meet these costs.

        - Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We don't issue certificates.

        - You may purchase shares of a Fund by electronically transferring money from your bank account to your Fund account by calling 1.800.422.3737. An electronic funds transfer may take up to two business days to settle and be considered in "good form." You must set up this feature prior to your request.

--------------------------------------------------------------------------------

"GOOD FORM" MEANS THAT THE MONEY USED TO PURCHASE YOUR SHARES IS FULLY COLLECTED. WHEN SELLING SHARES BY LETTER OF INSTRUCTION, "GOOD FORM" ALSO MEANS
(I) YOUR LETTER HAS COMPLETE INSTRUCTIONS, THE PROPER SIGNATURES AND MEDALLION SIGNATURE GUARANTEES IF NECESSARY AND (II) ANY OTHER REQUIRED DOCUMENTS ARE ATTACHED. SIGNATURES MUST BE GUARANTEED BY EITHER A BANK, A MEMBER FIRM OF A NATIONAL STOCK EXCHANGE OR ANOTHER ELIGIBLE GUARANTOR THAT PARTICIPATES IN THE MEDALLION SIGNATURE GUARANTEE PROGRAM FOR REDEMPTIONS OVER $100,000, ALTERNATE PAYEE OR MAILING INSTRUCTIONS. FOR ADDITIONAL DOCUMENTS REQUIRED FOR SALES BY CORPORATIONS, AGENTS, FIDUCIARIES, SURVIVING JOINT OWNERS AND OTHER LEGAL ENTITIES PLEASE CALL 1.800.353.0828 (INSTITUTIONAL INVESTORS) OR 1.800.345.6611 (INDIVIDUAL INVESTORS). NO INTEREST WILL BE PAID ON UNCASHED REDEMPTION CHECKS.

 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------



(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - For redemptions via Fedwire, we normally send the sale proceeds by Fedwire as soon as practicable following the determination time applicable to your order. For more information please refer to HOW ORDERS ARE PROCESSED or contact the Transfer Agent.

        - You can sell up to an aggregate of $100,000 of shares by check via the telephone or through the internet to the address of record or via ACH to your bank in a 30-day period if you qualify for telephone orders.

        - If you paid for your shares by check, we'll hold the sale proceeds when you sell those shares for at least 10 days after the trade date of the purchase.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - If you hold any shares in certificate form, you will not be able to sell those shares until you return the certificates to the Transfer Agent.

        - You may sell shares of a Fund and request that the proceeds be electronically transferred to your bank account. Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your request.

        - Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares (except shares of Columbia Treasury Reserves).

        - We can delay payment of the sale proceeds of Columbia Cash Reserves, Columbia Money Market Reserves, Columbia Treasury Reserves or Columbia Government Reserves for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

        - We can delay payment of the sale proceeds of Columbia Municipal Reserves, Columbia Tax-Exempt Reserves, Columbia California Tax-Exempt Reserves or Columbia New York Tax-Exempt Reserves for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), or your account may be subject to an annual fee of $10. The Transfer Agent will send you written notification of such action and provide details on how you can add money to your account to avoid this penalty.

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you.

        - under certain other circumstances allowed under the 1940 Act.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.
--------------------------------------------------------------------------------



(EXCHANGING SHARES      EXCHANGING SHARES
  GRAPHIC)

      You can generally sell shares of a Fund to buy shares of another Fund distributed by the Distributor. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - You can generally exchange Market Class Shares of a Fund for Market Class Shares of any other Fund distributed by the Distributor. Some exceptions apply.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - We may limit the number of exchanges you can make within a specified period of time.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until the Transfer Agent has received the certificate and deposited the shares to your account.

How selling and servicing agents are paid
(PERCENT GRAPHIC)

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 OF THE 1940 ACT.

THE SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------


Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES

The Distributor and selling and servicing agents are compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

The Distributor may receive a maximum annual distribution (12b-1) fee of 0.20% of the average daily net assets of Market Class Shares of the Funds, some or all of which may be paid to selling agents.

Servicing agents may receive a maximum annual shareholder servicing fee of 0.25% of the average daily net assets of Market Class Shares of the Funds.

Fees are calculated daily and paid to the Distributor periodically. Because these fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment, and may cost you more than any sales charges you may pay.

The Funds pay these fees to the Distributor and/or to eligible selling and servicing agents and financial institutions, including the Adviser or other affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION -- FINANCIAL INTERMEDIARY PAYMENTS

In addition, the Distributor or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor or one of its affiliates. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by the Distributor attributable to that financial intermediary, gross sales of the mutual funds distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the support payments to any one financial intermediary are generally expected to be between 0.02% and 0.10% (between 0.03% and 0.12% in the case of the Columbia Money Market Funds) on an annual basis for payments based on average net assets of the Funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds (other than the Columbia Money Market Funds) attributable to the financial intermediary. The Distributor or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in the Fund.

Payments may also be made to certain financial intermediaries, including other Bank of America affiliates, that provide investor services to retirement plans and other investment programs to compensate financial intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.30% of the total Fund assets in the program on an annual basis. The Board has authorized the Funds to reimburse the Transfer Agent for amounts paid to financial intermediaries that maintain assets in omnibus accounts, subject to an annual cap of 0.11% of net assets maintained in such accounts. The amounts in excess of that reimbursed by a Fund will be borne by the Distributor or its affiliates.

The Distributor or its affiliates may make other payments or allow promotional incentives to financial intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

Amounts paid by the Distributor or its affiliates are paid out of the Distributor's or its affiliates' own revenue and do not increase the amount paid by you or your Fund. You can find further details about the payments made by the Distributor or its affiliates and the services provided by financial intermediaries as well as a list of the financial intermediaries to which the Distributor or its affiliates has agreed to make marketing support payments in the SAI, which can be obtained at www.columbiafunds.com or by calling
1.800.345.6611. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from the Distributor and its affiliates and any services it provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular Fund or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.

Distributions and taxes
($-HAT GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, the gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain, if any, to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares and is called a distribution.

Although the Funds do not expect to realize any capital gain, any capital gain realized by a Fund will be distributed at least once a year. The Funds declare distributions of net investment income each business day, and pay them on the first business day of each month. Normally, each Fund will declare and pay distributions of net investment income as indicated above. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily distribution Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Funds) or trade date (all other Funds), and realized net capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts because each class has different expenses.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at
1.800.353.0828 if you're an institutional investor, or 1.800.345.6611 if you're an individual investor. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the same Fund.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Fund's ordinary income and any net realized short-term capital gain, if any, generally are taxable to you as ordinary income. Although the Funds do not expect to realize significant capital gain, any distributions of net realized long-term capital gain, if any, generally are taxable to you as long-term capital gain.

In general, corporate shareholders will not be able to deduct any distributions when determining their taxable income. Fund distributions also will not qualify for reductions in federal income taxation of dividends payable to individuals from certain domestic and foreign corporations.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. State and local taxes may also apply to distributions.

COLUMBIA MUNICIPAL RESERVES, COLUMBIA TAX-EXEMPT RESERVES, COLUMBIA CALIFORNIA TAX-EXEMPT RESERVES, COLUMBIA NEW YORK TAX-EXEMPT RESERVES

In general, you will not be subject to federal income tax on distributions from Columbia Municipal Reserves, Columbia Tax-Exempt Reserves, Columbia California Tax-Exempt Reserves and Columbia New York Tax-Exempt Reserves of their net tax-exempt interest income. Distributions from Columbia California Tax-Exempt Reserves of its net interest income from California municipal securities will not be subject to California state individual income tax. Distributions from Columbia New York Tax-Exempt Reserves of its net interest income from New York municipal securities will not be subject to New York State and New York City individual income tax. Distributions from these Funds, however, may be subject to state, local and other taxes, including corporate taxes.

A portion of the distributions from Columbia Municipal Reserves, Columbia California Tax-Exempt Reserves and Columbia New York Tax-Exempt Reserves may also be subject to alternative minimum taxes.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is exempt from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult your tax adviser about your specific tax situation.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied as a credit against your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

Legal matters

On February 9, 2005, the Adviser and Distributor entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, the Adviser and Distributor have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. The Adviser and Distributor are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Columbia Funds Series Trust (formerly known as Nations Funds Trust), its Board of Trustees, Bank of America Corporation and certain of its affiliates, including the Adviser and Distributor (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and other cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Funds Series Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds Series Trust against BAC and others that asserts claims under the federal securities laws and state common law. Columbia Funds Series Trust is a nominal defendant in this action.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of these actions. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Columbia Funds shareholders and/or the Columbia Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for preliminary approval.

Separately, several putative class actions have been filed against Columbia Funds Series Trust, Bank of America Corporation and certain of its affiliates, and others, in various federal courts relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. (George Siepel, et al. v. Bank of America, Columbia Funds Series Trust, et al., instituted December 28, 2005, U.S. District Court, E.D. Mo.; Luleff v. Bank of America, Columbia Funds Series Trust, William Carmichael, et al., instituted February 22, 2006, U.S. District Court, S.D. NY.) The suits allege various claims including state law claims for breach of fiduciary duty, breach of contract, unjust enrichment and violations of federal securities laws and seek damages and other remedies.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights tables are designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested. Financial highlights for Market Class Shares of Columbia Tax-Exempt Reserves are not provided because this class of shares for these Funds had not yet commenced operations during the period indicated.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the Funds' financial statements, is included in the Funds' annual report. The independent registered public accounting firm's report and the Funds' financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

COLUMBIA CASH RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  MARKET CLASS SHARES                          03/31/06             03/31/05             03/31/04             03/31/03
  Net asset value, beginning of year             $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0311               0.0113               0.0055               0.0116
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0311)             (0.0113)             (0.0055)             (0.0116)
  Net asset value, end of year                   $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 3.15%                1.13%                0.55%                1.17%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $2,989                 $13                  $32              $3,774,034
  Ratio of operating expenses to average
    net assets(a)                                0.65%                0.65%              0.65%(c)             0.65%(b)
  Ratio of net investment income/(loss)
    to average net assets                        3.75%                0.90%                0.56%                1.17%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.72%                0.72%                0.71%                0.71%

                                               YEAR ENDED
  MARKET CLASS SHARES                           03/31/02
  Net asset value, beginning of year              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0275
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0275)
  Net asset value, end of year                    $1.00
  TOTAL RETURN++                                  2.78%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $3,844,641
  Ratio of operating expenses to average
    net assets(a)                               0.65%(b)
  Ratio of net investment income/(loss)
    to average net assets                         2.47%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.72%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The reimbursement from the Fund's investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

COLUMBIA MONEY MARKET RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED              PERIOD ENDED              YEAR ENDED
  MARKET CLASS SHARES                            03/31/06*                09/25/03*                03/31/03
  Net asset value, beginning of period             $1.00                    $1.00                    $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.0160                   0.0028                   0.0109
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.0160)                 (0.0028)                 (0.0109)
  Net asset value, end of period                   $1.00                    $1.00                    $1.00
  TOTAL RETURN++                                 1.62%(d)                 0.28%(d)                   1.11%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)             $318                      $--                  $1,235,160
  Ratio of operating expenses to average
    net assets(a)                                0.65%(c)                 0.65%(c)                 0.65%(b)
  Ratio of net investment income/(loss)
    to average net assets                        3.77%(c)                 0.53%(c)                   1.09%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.71%(c)                 0.72%(c)                   0.71%

                                                 YEAR ENDED
  MARKET CLASS SHARES                             03/31/02
  Net asset value, beginning of period              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     0.0266
  LESS DISTRIBUTIONS:
  Dividends from net investment income            (0.0266)
  Net asset value, end of period                    $1.00
  TOTAL RETURN++                                    2.69%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $1,422,125
  Ratio of operating expenses to average
    net assets(a)                                   0.65%
  Ratio of net investment income/(loss)
    to average net assets                           2.40%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                       0.73%

* Money Market Reserves Market Class Shares were fully redeemed on September 25, 2003 and re-commenced operations on October 25, 2005.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) Annualized
(d) Not annualized

COLUMBIA TREASURY RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                               PERIOD ENDED             PERIOD ENDED              YEAR ENDED
  MARKET CLASS SHARES                            03/31/06*                09/25/03*                03/31/03
  Net asset value, beginning of period             $1.00                    $1.00                    $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.0155                   0.0027                   0.0106
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.0155)                 (0.0027)                 (0.0106)
  Net asset value, end of period                   $1.00                    $1.00                    $1.00
  TOTAL RETURN++                                 1.56%(d)                 0.27%(d)                   1.06%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)              $10                      $--                  $1,334,965
  Ratio of operating expenses to average
    net assets(a)                                0.65%(c)                 0.65%(c)                   0.65%
  Ratio of net investment income/(loss)
    to average net assets                        3.61%(c)                 0.49%(c)                   1.07%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.71%(c)                 0.72%(c)                   0.71%

                                                 YEAR ENDED
  MARKET CLASS SHARES                             03/31/02
  Net asset value, beginning of period              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     0.0257
  LESS DISTRIBUTIONS:
  Dividends from net investment income            (0.0257)
  Net asset value, end of period                    $1.00
  TOTAL RETURN++                                    2.60%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $1,381,945
  Ratio of operating expenses to average
    net assets(a)                                   0.65%
  Ratio of net investment income/(loss)
    to average net assets                           2.36%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                       0.72%

* Treasury Reserves Market Class Shares were fully redeemed on September 25, 2003 and re-commenced operations on October 25, 2005.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) Annualized
(d) Not annualized

COLUMBIA GOVERNMENT RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                               PERIOD ENDED             PERIOD ENDED              YEAR ENDED
  MARKET CLASS SHARES                            03/31/06*                09/25/03*                03/31/03
  Net asset value, beginning of period             $1.00                    $1.00                    $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.0164                   0.0028                   0.0106
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.0164)                 (0.0028)                 (0.0106)
  Net asset value, end of period                   $1.00                    $1.00                    $1.00
  TOTAL RETURN++                                 1.65%(d)                 0.28%(d)                   1.07%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)              $33                      $--                   $502,090
  Ratio of operating expenses to average
    net assets(a)                                0.65%(c)                 0.65%(c)                   0.65%
  Ratio of net investment income/(loss)
    to average net assets                        3.83%(c)                 0.51%(c)                   1.08%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.72%(c)                 0.72%(c)                   0.72%

                                                 YEAR ENDED
  MARKET CLASS SHARES                             03/31/02
  Net asset value, beginning of period              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     0.0258
  LESS DISTRIBUTIONS:
  Dividends from net investment income            (0.0258)
  Net asset value, end of period                    $1.00
  TOTAL RETURN++                                    2.61%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $561,082
  Ratio of operating expenses to average
    net assets(a)                                   0.65%
  Ratio of net investment income/(loss)
    to average net assets                           2.25%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                       0.73%

* Government Reserves Market Class Shares were fully redeemed on September 25, 2003 and re-commenced operations on October 25, 2005.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) Annualized
(d) Not annualized

COLUMBIA MUNICIPAL RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                               PERIOD ENDED             PERIOD ENDED              YEAR ENDED
  MARKET CLASS SHARES                            03/31/06*                09/25/03*                03/31/03
  Net asset value, beginning of period             $1.00                    $1.00                    $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.0104                   0.0023                   0.0083
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.0104)                 (0.0023)                 (0.0083)
  Net asset value, end of period                   $1.00                    $1.00                    $1.00
  TOTAL RETURN++                                 1.04%(b)                 0.23%(b)                   0.83%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)              $11                      $--                   $150,014
  Ratio of operating expenses to average
    net assets                                  0.65%(a)(c)               0.65%(c)                   0.65%
  Ratio of net investment income/(loss)
    to average net assets                        2.38%(c)                 0.43%(c)                   0.78%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      0.71%(a)(c)               0.73%(c)                   0.73%

                                                 YEAR ENDED
  MARKET CLASS SHARES                             03/31/02
  Net asset value, beginning of period              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     0.0170
  LESS DISTRIBUTIONS:
  Dividends from net investment income            (0.0170)
  Net asset value, end of period                    $1.00
  TOTAL RETURN++                                    1.72%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $223,008
  Ratio of operating expenses to average
    net assets                                      0.65%
  Ratio of net investment income/(loss)
    to average net assets                           1.58%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                          0.75%

* Municipal Reserves Market Class Shares were fully redeemed on September 25, 2003 and re-commenced operations on October 25, 2005.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) Not annualized
(c) Annualized

COLUMBIA CALIFORNIA TAX-EXEMPT

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
RESERVES


                                                                  PERIOD ENDED
  MARKET CLASS SHARES                                              03/31/06*
  Net asset value, beginning of period                               $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                       0.0106
  LESS DISTRIBUTIONS:
  Dividends from net investment income                              (0.0106)
  Net asset value, end of period                                     $1.00
  TOTAL RETURN++                                                    1.07%(a)
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                                $10
  Ratio of operating expenses to average
    net assets                                                    0.65%(b)(c)
  Ratio of net investment income/(loss)
    to average net assets                                           2.46%(c)
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                        0.71%(b)(c)

* California Tax-Exempt Reserves Market Class Shares commenced operations on October 25, 2005.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) Not annualized
(b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(c) Annualized

COLUMBIA NEW YORK

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
TAX-EXEMPT RESERVES

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED          PERIOD ENDED
  MARKET CLASS SHARES                          03/31/06             03/31/05            03/31/04***          12/22/02**
  Net asset value, beginning of period           $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0206               0.0080               0.0025               0.0068
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0206)             (0.0080)             (0.0025)             (0.0068)
  Net asset value, end of period                 $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN+++                                2.07%                0.80%               0.25%++              0.68%++
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $29,726              $11,469              $12,970                $--
  Ratio of operating expenses to average
    net assets                                 0.65%(a)               0.65%               0.65%+               0.58%+
  Ratio of net investment income/(loss)
    to average net assets                        2.07%                0.82%               0.48%+               0.82%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.79%(a)               0.98%               0.78%+               1.23%+

                                              PERIOD ENDED
  MARKET CLASS SHARES                           03/31/02*
  Net asset value, beginning of period            $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0008
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0008)
  Net asset value, end of period                  $1.00
  TOTAL RETURN+++                               0.08% ++
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)             $1
  Ratio of operating expenses to average
    net assets                                   0.65%+
  Ratio of net investment income/(loss)
    to average net assets                        0.58%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       4.96%+

* Columbia New York Tax-Exempt Reserves Market Class Shares commenced operations on February 15, 2002.
** Columbia New York Tax-Exempt Reserves Market Class Shares were fully redeemed on December 22, 2002.
*** Columbia New York Tax-Exempt Reserves Market Class re-commenced operations on August 25, 2003.
+ Annualized.
++ Not annualized
+++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements was less than 0.01%.

Hypothetical investment and expense information

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Funds, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in each class of the Funds assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the Funds, which are the same as those stated in the Annual Fund Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables shown below reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charges, if any, which may be payable on redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

COLUMBIA CASH RESERVES -- MARKET SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              0.65%                4.35%             $10,435.00       $66.41
       2           10.25%              0.72%                8.82%             $10,881.62       $76.74
       3           15.76%              0.72%               13.47%             $11,347.35       $80.02
       4           21.55%              0.72%               18.33%             $11,833.02       $83.45
       5           27.63%              0.72%               23.39%             $12,339.47       $87.02
       6           34.01%              0.72%               28.68%             $12,867.60       $90.75
       7           40.71%              0.72%               34.18%             $13,418.33       $94.63
       8           47.75%              0.72%               39.93%             $13.992.64       $98.68
       9           55.13%              0.72%               45.92%             $14,591.52      $102.90
      10           62.89%              0.72%               52.16%             $15,216.04      $107.31
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $5,216.04
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $887.91

COLUMBIA MONEY MARKET RESERVES -- MARKET SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              0.65%                4.35%             $10,435.00       $66.41
       2           10.25%              0.71%                8.83%             $10,882.66       $75.68
       3           15.76%              0.71%               13.50%             $11,349.53       $78.92
       4           21.55%              0.71%               18.36%             $11,836.42       $82.31
       5           27.63%              0.71%               23.44%             $12,344.20       $85.84
       6           34.01%              0.71%               28.74%             $12,873.77       $89.52
       7           40.71%              0.71%               34.26%             $13,426.06       $93.36
       8           47.75%              0.71%               40.02%             $14,002.03       $97.37
       9           55.13%              0.71%               46.03%             $14,602.72      $101.55
      10           62.89%              0.71%               52.29%             $15,229.18      $105.90
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $5,229.18
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $876.88

COLUMBIA TREASURY RESERVES -- MARKET SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              0.65%                4.35%             $10,435.00       $66.41
       2           10.25%              0.71%                8.83%             $10,882.66       $75.68
       3           15.76%              0.71%               13.50%             $11,349.53       $78.92
       4           21.55%              0.71%               18.36%             $11,836.42       $82.31
       5           27.63%              0.71%               23.44%             $12,344.20       $85.84
       6           34.01%              0.71%               28.74%             $12,873.77       $89.52
       7           40.71%              0.71%               34.26%             $13,426.06       $93.36
       8           47.75%              0.71%               40.02%             $14,002.03       $97.37
       9           55.13%              0.71%               46.03%             $14,602.72      $101.55
      10           62.89%              0.71%               52.29%             $15,229.18      $105.90
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $5,229.18
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $876.88

COLUMBIA GOVERNMENT RESERVES -- MARKET SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              0.65%                4.35%             $10,435.00       $66.41
       2           10.25%              0.72%                8.82%             $10,881.62       $76.74
       3           15.76%              0.72%               13.47%             $11,347.35       $80.02
       4           21.55%              0.72%               18.33%             $11,833.02       $83.45
       5           27.63%              0.72%               23.39%             $12,339.47       $87.02
       6           34.01%              0.72%               28.68%             $12,867.60       $90.75
       7           40.71%              0.72%               34.18%             $13,418.33       $94.63
       8           47.75%              0.72%               39.93%             $13,992.64       $98.68
       9           55.13%              0.72%               45.92%             $14,591.52      $102.90
      10           62.89%              0.72%               52.16%             $15,216.04      $107.31
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $5,216.04
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $887.91

COLUMBIA MUNICIPAL RESERVES -- MARKET SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              0.65%                4.35%             $10,435.00       $66.41
       2           10.25%              0.71%                8.83%             $10,882.66       $75.68
       3           15.76%              0.71%               13.50%             $11,349.53       $78.92
       4           21.55%              0.71%               18.36%             $11,836.42       $82.31
       5           27.63%              0.71%               23.44%             $12,344.20       $85.84
       6           34.01%              0.71%               28.74%             $12,873.77       $89.52
       7           40.71%              0.71%               34.26%             $13,426.06       $93.36
       8           47.75%              0.71%               40.02%             $14,002.03       $97.37
       9           55.13%              0.71%               46.03%             $14,602.72      $101.55
      10           62.89%              0.71%               52.29%             $15,229.18      $105.90
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $5,229.18
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $876.88

COLUMBIA TAX-EXEMPT RESERVES -- MARKET SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE       AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO             EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%                 0.65%             4.35%            $10,435.00       $66.41
       2           10.25%                 0.72%             8.82%            $10,881.62       $76.74
       3           15.76%                 0.72%            13.47%            $11,347.35       $80.02
       4           21.55%                 0.72%            18.33%            $11,833.02       $83.45
       5           27.63%                 0.72%            23.39%            $12,339.47       $87.02
       6           34.01%                 0.72%            28.68%            $12,867.60       $90.75
       7           40.71%                 0.72%            34.18%            $13,418.33       $94.63
       8           47.75%                 0.72%            39.93%            $13,992.64       $98.68
       9           55.13%                 0.72%            45.92%            $14,591.52      $102.90
      10           62.89%                 0.72%            52.16%            $15,216.04      $107.31
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $5,216.04
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $887.91

COLUMBIA CALIFORNIA TAX-EXEMPT RESERVES -- MARKET SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT       ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                               5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN     HYPOTHETICAL YEAR-     ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &        END BALANCE AFTER     FEES &
     YEAR         EXPENSES             RATIO              EXPENSES           FEES & EXPENSES     EXPENSES
       1            5.00%              0.65%                4.35%              $10,435.00         $66.41
       2           10.25%              0.71%                8.83%              $10,882.66         $75.68
       3           15.76%              0.71%               13.50%              $11,349.53         $78.92
       4           21.55%              0.71%               18.36%              $11,836.42         $82.31
       5           27.63%              0.71%               23.44%              $12,344.20         $85.84
       6           34.01%              0.71%               28.74%              $12,873.77         $89.52
       7           40.71%              0.71%               34.26%              $13,426.06         $93.36
       8           47.75%              0.71%               40.02%              $14,002.03         $97.37
       9           55.13%              0.71%               46.03%              $14,602.72        $101.55
      10           62.89%              0.71%               52.29%              $15,229.18        $105.90
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                           $5,229.18
  TOTAL ANNUAL FEES & EXPENSES                                                                   $876.88

COLUMBIA NEW YORK TAX-EXEMPT RESERVES -- MARKET SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              0.65%                4.35%             $10,435.00       $66.41
       2           10.25%              0.79%                8.74%             $10,874.31       $84.17
       3           15.76%              0.79%               13.32%             $11,332.12       $87.72
       4           21.55%              0.79%               18.09%             $11,809.20       $91.41
       5           27.63%              0.79%               23.06%             $12,306.37       $95.26
       6           34.01%              0.79%               28.24%             $12,824.47       $99.27
       7           40.71%              0.79%               33.64%             $13,364.38      $103.45
       8           47.75%              0.79%               39.27%             $13,927.02      $107.80
       9           55.13%              0.79%               45.13%             $14,513.35      $112.34
      10           62.89%              0.79%               51.24%             $15,124.36      $117.07
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $5,124.36
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $964.89

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO COLUMBIA FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------


Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of the Fund's assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 under the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

DEBT SECURITY -- when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has received a rating in the highest short-term rating category from two, or in some circumstances one, nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

GUARANTEED INVESTMENT CONTRACT -- an investment instrument issued by a rated insurance company in return for a payment by an investor.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as Standard & Poor's Corporation or Moody's Investors Service, Inc. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board. Please see the SAI for more information about credit ratings.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MONEY MARKET INSTRUMENT -- a high quality, short-term debt security that pays interest based on a fixed, variable or floating rate and is considered to mature in 13 months or less. Money market instruments include, but are not limited to, U.S. Treasury obligations, U.S. government obligations, certificates of deposit and time deposits, bankers' acceptances, commercial paper, corporate bonds, extendible commercial notes, asset backed securities, funding agreements, repurchase agreements and certain municipal securities.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

PARTICIPATION -- a pass-through certificate representing a share in a pool of debt obligations or other instruments.

PASS-THROUGH CERTIFICATE -- securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

PRIVATE ACTIVITY BOND -- a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SPECIAL PURPOSE ISSUER -- an entity organized solely to issue asset-backed securities on a pool of assets it owns.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

--------------------------------------------------------------------------------

  COLUMBIA MANAGEMENT--Registered Trademark--






  Where to find more information

  You'll find more information about Columbia Money Market Funds in the following documents:



  Annual and semi-annual reports             Information about the Funds can be
                                             reviewed and copied at the SEC's
  The annual and semi-annual reports         Public Reference Room in
  contain information about Fund             Washington, D.C. Information on the
  investments and performance, the           operation of the Public Reference
  financial statements and the               Room may be obtained by calling the
  independent registered public              SEC at 1-202-942-8090. The reports
  accounting firm's reports. The             and other information about the
  annual report also includes a              Funds are available on the EDGAR
  discussion about the market                Database on the SEC's Internet site
  conditions and investment                  at http://www.sec.gov, and copies
  strategies that had a significant          of this information may be
  effect on each Fund's performance          obtained, after paying a
  during the period covered.                 duplicating fee, by electronic
                                             request at the following E-mail
  Statement of Additional Information        address: publicinfo@sec.gov, or by
                                             writing the SEC's Public Reference
  The SAI contains additional                Section, Washington, D.C.
  information about the Funds and            20549-0102.
  their policies. The SAI is legally
  part of this prospectus (it's
  incorporated by reference). A copy
  has been filed with the SEC.

  You can obtain a free copy of these
  documents, request other
  information about the Funds and
  make shareholder inquiries by
  contacting Columbia Funds:

  By telephone:
  1.800.353.0828 (Institutional Investors)

  1.800.345.6611 (Individual Investors)

  By mail:
  COLUMBIA FUNDS
  C/O COLUMBIA FUNDS SERVICES
  P.O. BOX 8081
  BOSTON, MA 02266-8081

  On the Internet:
  www.columbiafunds.com

--------------------------------------------------------------------------------

  SEC file number: 811-09645
  Columbia Funds Series Trust

  CSH-36/111185-0606

COLUMBIA MANAGEMENT.



_______________________________________________

     Money Market Funds

     Prospectus - Daily Class Shares

     August 1, 2006
_______________________________________________




     Columbia Cash Reserves

     Columbia Money Market Reserves

     Columbia Treasury Reserves

     Columbia Government Reserves

     Columbia Municipal Reserves

     Columbia Tax-Exempt Reserves

     Columbia California Tax-Exempt Reserves

     Columbia New York Tax-Exempt Reserves





     THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED
     OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

     ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



__________________  ________________

NOT FDIC-INSURED     NOT BANK ISSUED
__________________  ________________

    NO BANK
   GUARANTEE         MAY LOSE VALUE
__________________  ________________

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE COLUMBIA FUNDS FAMILY (COLUMBIA FUNDS OR COLUMBIA FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 65.

YOUR INVESTMENT IN A FUND IS NOT A BANK DEPOSIT OR OTHER OBLIGATION OF, OR ISSUED OR ENDORSED OR GUARANTEED BY, BANK OF AMERICA, N.A. (BANK OF AMERICA) OR ANY OF ITS AFFILIATES. YOUR INVESTMENT IN A FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUNDS AND MAY BE COMPENSATED OR INCENTED IN CONNECTION WITH THE SALE OF THE FUNDS.

YOUR INVESTMENT IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL INVESTED. YOUR INVESTMENT MAY LOSE MONEY.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about some Columbia Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

This prospectus offers Daily Class Shares of the Funds. This class of shares is designed primarily for financial institutions and intermediaries for their own accounts, and for certain of their client accounts. Please turn to BUYING, SELLING AND EXCHANGING SHARES for more information about who is eligible to buy this class of shares.

ABOUT THE FUNDS

The Money Market Funds seek to provide income while protecting the principal of your original investment by investing in money market instruments.

Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

ARE THESE FUNDS RIGHT FOR YOU?

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Money Market Funds may be suitable for you if:

  - you're looking for a relatively low risk investment with stability of principal

  - you have short-term income needs

They may not be suitable for you if:

  - you're looking for higher returns and are prepared to assume a higher level of investment risk

  - you're more comfortable with bank deposits that are FDIC-insured

You'll find a discussion of each Fund's investment objective, principal investment strategies and principal risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.353.0828 if you're an institutional investor, or 1.800.345.6611 if you're an individual investor. You can also contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

COLUMBIA MANAGEMENT ADVISORS, LLC (THE ADVISER) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER STARTING ON PAGE 37.

--------------------------------------------------------------------------------


COLUMBIA CASH RESERVES                                           4
------------------------------------------------------------------
COLUMBIA MONEY MARKET RESERVES                                   8
------------------------------------------------------------------
COLUMBIA TREASURY RESERVES                                      12
------------------------------------------------------------------
COLUMBIA GOVERNMENT RESERVES                                    15
------------------------------------------------------------------
COLUMBIA MUNICIPAL RESERVES                                     19
------------------------------------------------------------------
COLUMBIA TAX-EXEMPT RESERVES                                    23
------------------------------------------------------------------
COLUMBIA CALIFORNIA TAX-EXEMPT RESERVES                         27
------------------------------------------------------------------
COLUMBIA NEW YORK TAX-EXEMPT RESERVES                           31
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     35
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       37

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                         39
     How orders are processed                                   43
  How selling and servicing agents are paid                     49
  Distributions and taxes                                       51
  Legal matters                                                 54
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            55
------------------------------------------------------------------
HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION                 60
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   65
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

COLUMBIA CASH RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 37.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - bank obligations, including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches,

  - commercial paper,

  - corporate bonds,

  - extendible commercial notes,

  - asset-backed securities,

  - funding agreements,

  - municipal securities,

  - repurchase agreements and

  - other high quality short-term obligations.

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the portfolio management team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------



 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Cash Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - INTEREST RATE RISK -- The yield paid by the Fund will vary with changes in short-term interest rates.

      - CREDIT RISK -- Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. With respect to municipal securities, the ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid.

      - U.S. GOVERNMENT OBLIGATIONS -- Obligations of U.S. government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government would provide financial support to any of these entities if it is not obligated to do so by law.

      - REPURCHASE AGREEMENTS -- Repurchase agreements, while backed by collateral, carry some risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.

      - FOREIGN INVESTMENTS -- Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, potentially high or confiscatory levels of taxation, incomplete financial information about the issuers of securities, and political or economic instability. Foreign securities may be more volatile and less liquid than U.S. securities.

      - SHARE PRICE -- There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.

      - SELECTION OF INVESTMENTS -- The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Daily Class Shares has varied from year to year.

               2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----
               5.84%    3.60%    1.21%    0.48%    0.65%    2.48%



              *Year-to-date return as of June 30, 2006: 1.98%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:                1.50%
         WORST: 2ND QUARTER 2004:               0.08%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         DAILY CLASS SHARES                                2.48%     1.68%     2.60%




      *THE INCEPTION DATE OF DAILY CLASS SHARES IS APRIL 12, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Daily Class Shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              Daily Class
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                                0.25%



         Distribution (12b-1) and shareholder servicing fees               0.60%



         Other expenses                                                    0.02%
                                                                         -------



         Total annual Fund operating expenses                              0.87%



         Fee waivers and/or reimbursements                               (0.07)%
                                                                         -------



         Total net expenses(3)                                             0.80%
                                                                         =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Daily Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         DAILY CLASS SHARES                      $82      $271      $475      $1,066

COLUMBIA MONEY MARKET RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 37.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - bank obligations, including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches,

  - commercial paper,

  - corporate bonds,

  - extendible commercial notes,

  - asset-backed securities,

  - funding agreements,

  - municipal securities,

  - repurchase agreements and

  - other high quality short-term obligations.

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the portfolio management team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.


The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.


  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Money Market Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - INTEREST RATE RISK -- The yield paid by the Fund will vary with changes in short-term interest rates.

      - CREDIT RISK -- Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. With respect to municipal securities, the ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid.

      - U.S. GOVERNMENT OBLIGATIONS -- Obligations of U.S. government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government would provide financial support to any of these entities if it is not obligated to do so by law.

      - REPURCHASE AGREEMENTS -- Repurchase agreements, while backed by collateral, carry some risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.

      - FOREIGN INVESTMENTS -- Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, potentially high or confiscatory levels of taxation, incomplete financial information about the issuers of securities, and political or economic instability. Foreign securities may be more volatile and less liquid than U.S. securities.

      - SHARE PRICE -- There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.

      - SELECTION OF INVESTMENTS -- The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Daily Class Shares has varied from year to year.

               2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----
               5.83%    3.53%    1.12%    0.45%    0.63%    2.49%



              *Year-to-date return as of June 30, 2006: 1.98%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 3RD QUARTER 2000:           1.50%
         WORST: 2ND QUARTER 2004:          0.08%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         DAILY CLASS SHARES                                2.49%     1.64%     2.50%




      *THE INCEPTION DATE OF DAILY CLASS SHARES IS JULY 21, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Daily Class Shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              Daily Class
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases                  N/A



         Maximum deferred sales charge (load)                              N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                               0.25%



         Distribution (12b-1) and shareholder servicing fees              0.60%



         Other expenses                                                   0.01%
                                                                         -------



         Total annual Fund operating expenses                             0.86%



         Fee waivers and/or reimbursements                               (0.06)%
                                                                         -------



         Total net expenses(3)                                            0.80%
                                                                         =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Daily Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         DAILY CLASS SHARES                      $82      $268      $471      $1,055

COLUMBIA TREASURY RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 37.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - U.S. Treasury obligations

  - repurchase agreements and reverse repurchase agreements secured by U.S. Treasury obligations and U.S. government obligations

  - obligations whose principal and interest are backed by the U.S. government

The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Treasury Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income and alternative minimum taxes and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Daily Class Shares has varied from year to year.

               2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----
               5.56%    3.36%    1.08%    0.42%    0.55%    2.35%



              *Year-to-date return as of June 30, 2006: 1.92%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:          1.45%
         WORST: 2ND QUARTER 2004:         0.06%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         DAILY CLASS SHARES                                2.35%     1.55%     2.44%

      *THE INCEPTION DATE OF DAILY CLASS SHARES IS APRIL 12, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Daily Class Shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              Daily Class
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases                  N/A



         Maximum deferred sales charge (load)                              N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                               0.25%



         Distribution (12b-1) and shareholder servicing fees              0.60%



         Other expenses                                                   0.01%
                                                                         -------



         Total annual Fund operating expenses                             0.86%



         Fee waivers and/or reimbursements                               (0.06)%
                                                                         -------



         Total net expenses(3)                                            0.80%
                                                                         =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Daily Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         DAILY CLASS SHARES                      $82      $268      $471      $1,055

COLUMBIA GOVERNMENT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 37.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S.
                   government obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily U.S. government obligations and U.S. Treasury obligations.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Government Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income and alternative minimum taxes and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Daily Class Shares has varied from year to year.

               2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----
               5.70%    3.44%    1.06%    0.43%    0.60%    2.40%



              *Year-to-date return as of June 30, 2006: 1.95%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:                1.47%
         WORST: 2ND QUARTER 2004:               0.07%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         DAILY CLASS SHARES                                2.40%     1.58%     2.49%

      *THE INCEPTION DATE OF DAILY CLASS SHARES IS APRIL 12, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Daily Class Shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              Daily Class
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases                  N/A



         Maximum deferred sales charge (load)                              N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                               0.25%



         Distribution (12b-1) and shareholder servicing fees              0.60%



         Other expenses                                                   0.02%
                                                                         -------



         Total annual Fund operating expenses                             0.87%



         Fee waivers and/or reimbursements                               (0.07)%
                                                                         -------



         Total net expenses(3)                                            0.80%
                                                                         =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this agreement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Daily Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         DAILY CLASS SHARES                      $82      $271      $475      $1,066




COLUMBIA MUNICIPAL RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 37.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may invest all or any portion of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Municipal Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on municipal obligations, which generally are free from federal income tax, but may be subject to the federal alternative minimum tax and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes; however, such opinions are not binding on tax authorities. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR GRAPH         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Daily Class Shares has varied from year to year.

               2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----
               3.41%    2.06%    0.75%    0.36%    0.46%    1.66%



              *Year-to-date return as of June 30, 2006: 1.28%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:                0.90%
         WORST: 1ST QUARTER 2004:               0.05%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         DAILY CLASS SHARES                                1.66%     1.06%     1.58%

      *THE INCEPTION DATE OF DAILY CLASS SHARES IS APRIL 12, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Daily Class Shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              Daily Class
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases                  N/A



         Maximum deferred sales charge (load)                              N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                               0.25%



         Distribution (12b-1) and shareholder servicing fees              0.60%



         Other expenses                                                   0.01%
                                                                         -------



         Total annual Fund operating expenses                             0.86%



         Fee waivers and/or reimbursements                               (0.06)%
                                                                         -------



         Total net expenses(3)                                            0.80%
                                                                         =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Daily Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         DAILY CLASS SHARES                      $82      $268      $471      $1,055

COLUMBIA TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 37.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. The Fund normally invests all of its assets in municipal securities which pay interest that is free from federal income and alternative minimum taxes. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on municipal obligations, which generally are free from federal income and alternative minimum taxes, but may be subject to state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes; however, such opinions are not binding on tax authorities. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Daily Class Shares has varied from year to year.

               1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               2.72%    2.97%    2.77%    2.58%    3.42%    2.06%    0.70%    0.33%    0.43%    1.62%



              *Year-to-date return as of June 30, 2006: 1.26%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:                  0.91%
         WORST: 1ST QUARTER 2004:                 0.05%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                         1 YEAR   5 YEARS   10 YEARS
         DAILY SHARES                                    1.62%     1.03%     1.95%

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Daily Class Shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              Daily Class
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases                  N/A



         Maximum deferred sales charge (load)                              N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                               0.25%



         Distribution (12b-1) and shareholder servicing fees              0.60%



         Other expenses                                                   0.02%
                                                                         -------



         Total annual Fund operating expenses                             0.87%



         Fee waivers and/or reimbursements                               (0.07)%
                                                                         -------



         Total net expenses(3)                                            0.80%
                                                                         =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Daily Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         DAILY CLASS SHARES                      $82      $271      $475      $1,066

COLUMBIA CALIFORNIA TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 37.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from California state individual income tax and federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in municipal securities that pay interest exempt from federal income tax and California state individual income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia California Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from individual income tax in one state. The value of the Fund and the amount of interest it pays could be affected by the financial conditions of the state, and its local governments and public authorities. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on California municipal obligations, which generally are free from federal income tax and California state individual income tax, but may be subject to alternative minimum taxes and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes; however, such opinions are not binding on tax authorities. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by California and its municipalities, is more vulnerable to unfavorable developments in California than funds that invest in municipal bonds of many different states. Following an economic recession in 2001, the California economy began to improve in 2004 and continued to grow at a solid pace through 2005, resulting in higher-than-anticipated revenue growth. Most of the revenue growth, however, resulted from volatile sources such as business earnings and investment income, which could subside quickly should the California economy experience a more severe slowing than is currently anticipated in 2006 and 2007. In addition, California will likely encounter budget shortfalls following the 2006-07 fiscal year as it faces a number of economic risks and budgetary pressures, including a steeper-than-expected decline in California's real estate market and a sharper-than-expected rise in energy prices. It is unclear how the current economic conditions may affect the Fund. Adverse conditions affecting California generally could have an impact on the State and California municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Daily Class Shares has varied from year to year.

               1997     1998     1999     2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----     ----     ----     ----
               2.84%    2.51%    2.26%    2.84%    1.71%    0.66%    0.30%    0.42%    1.60%



              *Year-to-date return as of June 30, 2006: 1.25%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:           0.77%
         WORST: 1ST QUARTER 2004:          0.04%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         DAILY CLASS SHARES                                1.60%     0.94%     1.71%

      *THE INCEPTION DATE OF DAILY CLASS SHARES IS OCTOBER 2, 1996.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Daily Class Shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              Daily Class
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases                  N/A



         Maximum deferred sales charge (load)                              N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                               0.25%



         Distribution (12b-1) and shareholder servicing fees              0.60%



         Other expenses                                                   0.01%
                                                                         -------



         Total annual Fund operating expenses                             0.86%



         Fee waivers and/or reimbursements                               (0.06)%
                                                                         -------



         Total net expenses(3)                                            0.80%
                                                                         =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Daily Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         DAILY CLASS SHARES                      $82      $268      $471      $1,055

COLUMBIA NEW YORK TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 37.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from New York state individual income tax and federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in municipal securities that pay interest that is free from federal income tax and New York state individual income tax. These securities are issued by or on behalf of the State of New York, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia New York Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from individual income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on New York municipal obligations, which generally are free from federal income tax and New York State and New York City individual income tax, but may be subject to alternative minimum taxes and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be a suitable investment for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes; however, such opinions are not binding on tax authorities. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by New York State, New York City and New York's other municipalities, is more vulnerable to unfavorable developments in New York than funds that invest in municipal bonds of many different states. Although New York's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment and a very small share of the nation's farming and mining activity, adverse conditions affecting any one of these industries could have a negative impact on New York municipal securities. Travel and tourism also constitute an important part of the New York State and City economies. The September 11, 2001 terrorist attack on the World Trade Center in New York City had an adverse effect on all areas of the New York economy. In addition, State costs for employee pensions have increased dramatically, while costs associated with debt services, Medicaid, welfare and other entitlement programs have also risen. However, New York's economy has been growing since September 2003.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

BECAUSE DAILY CLASS SHARES OF THE FUND DID NOT HAVE ANY ASSETS AS OF DECEMBER 31, 2005, THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS. THE TRUST CLASS SHARES HAVE SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES AND DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Trust Class Shares has varied from year to year.

               2003     2004     2005
               ----     ----     ----
               0.84%    0.96%    2.12%



              *Year-to-date return as of June 30, 2006: 1.51%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2005:           0.65%
         WORST: 3RD QUARTER 2003:          0.18%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         TRUST CLASS SHARES                                        2.12%     1.27%




      *THE INCEPTION DATE OF TRUST CLASS SHARES IS FEBRUARY 15, 2002.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Daily Class Shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              Daily Class
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases                  N/A



         Maximum deferred sales charge (load)                              N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                               0.25%



         Distribution (12b-1) and shareholder servicing fees              0.60%



         Other expenses                                                   0.09%
                                                                         -------



         Total annual Fund operating expenses                             0.94%



         Fee waivers and/or reimbursements                               (0.14)%
                                                                         -------



         Total net expenses(3)                                            0.80%
                                                                         =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Daily Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         DAILY CLASS SHARES                      $82      $286      $506      $1,142

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Fund's investment objective, principal investment strategies and risks in the descriptions starting on page
4. The following are some other risks and information you should consider before you invest:

      - SPECIAL RULES FOR MONEY MARKET FUNDS -- Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

            - may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

            - must maintain an average dollar-weighted maturity of 90 days or less

              Also, the Funds:

            - may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days (except for Columbia California Tax-Exempt Reserves and Columbia New York Tax-Exempt Reserves, which are subject to less restrictive diversification standards)

            - may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier securities (except for Columbia California Tax-Exempt Reserves and Columbia New York Tax-Exempt Reserves, each of which may invest up to 5% of its total assets in second-tier securities)

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. The 80% Policy of certain Funds may be changed without shareholder approval by giving shareholders at least 60 days' notice. The 80% Policy of certain other Funds and other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons may not earn income.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, distribution, administration, shareholder servicing, transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Columbia Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Columbia Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI and on the Columbia Funds' website at www.columbiafunds.com under Fund Portfolio Data. In addition, a complete list of each Fund's portfolio holdings for each calendar month will be available upon request 5 business days following each month-end.

      - INFORMATION FOR FEDERALLY CHARTERED CREDIT UNIONS -- Shares of Columbia Treasury Reserves and Columbia Government Reserves are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration Rules and Regulations and the National Credit Union Administration Letter Number 155.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- Each Fund may incur significant transaction costs that are in addition to the total annual Fund operating expenses disclosed in the fee tables. These transaction costs are made up of all the costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Fund's transaction costs are not.

How the Funds are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER (COLUMBIA MANAGEMENT ADVISORS, LLC) AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 100 mutual fund portfolios in the Columbia Funds Family, including the Money Market Funds described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities and money market instruments. The Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions.

Columbia Management currently has approximately $312 billion in assets under management, which consists of assets under the discretionary management of both the Adviser and Columbia Wanger Asset Management, L.P.

Columbia Funds pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with the Adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

The Adviser has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2007. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that the Adviser will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees the Adviser can receive, along with the actual advisory fees the Adviser and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  COLUMBIA CASH RESERVES                                      0.15%        0.12%



  COLUMBIA MONEY MARKET RESERVES                              0.15%        0.12%



  COLUMBIA TREASURY RESERVES                                  0.15%        0.12%



  COLUMBIA GOVERNMENT RESERVES                                0.15%        0.12%



  COLUMBIA MUNICIPAL RESERVES                                 0.15%        0.12%



  COLUMBIA TAX-EXEMPT RESERVES                                0.15%        0.12%



  COLUMBIA CALIFORNIA TAX-EXEMPT RESERVES                     0.15%        0.12%



  COLUMBIA NEW YORK TAX-EXEMPT RESERVES                       0.15%        0.15%

INVESTMENT SUB-ADVISER

Columbia Funds and the Adviser may engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and the Funds have applied for relief from the SEC to permit the Funds to act on many of the Adviser's recommendations with approval only by the Board and not by Fund shareholders. The Adviser or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

A discussion regarding the basis for the Board of Trustees approving the investment sub-advisory agreement with each sub-adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02111-2621

--------------------------------------------------------------------------------


OTHER SERVICE PROVIDERS

The Funds are distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer and an indirect, wholly-owned subsidiary of Bank of America Corporation. The Distributor may pay distribution (12b-1) and shareholder servicing fees and/or other compensation to companies for selling shares and providing services to investors.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------


Columbia Management Advisors, LLC is the administrator of the Funds (Administrator), and is responsible for overseeing the administrative operations of the Funds. The Funds pay the Administrator a fee of 0.10% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc. is the transfer agent for the Funds' shares (Transfer Agent), and is an indirect, wholly-owned subsidiary of Bank of America Corporation. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares
(BUYING, SELLING, TRANSFERRING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


This prospectus offers Daily Class Shares of the Funds. Here are some general rules about this class of shares:

  - Daily Class Shares are available on a direct basis or through certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they may provide automated cash management or other similar services (Cash Management Services). This share class is primarily intended for use in connection with specific Cash Management Services programs. This class of shares may be offered by:

     - certain Bank of America affiliates

     - certain other financial intermediaries.

  - There are no sales charges for buying, selling or exchanging these shares.

  - Please contact your investment professional for more information about the availability of this share class.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You'll find more information about buying, selling and exchanging Daily Class Shares on the pages that follow. You should also ask your financial institution, intermediary or selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related services and programs.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. If you have questions about buying, selling or exchanging, or you need help placing an order, please call us at 1.800.353.0828 if you're an institutional investor, or 1.800.345.6611 if you're an individual investor. You can also contact your investment professional.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

Frequent purchases and sales of Fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the Funds) and disrupting portfolio management strategies. However, money market funds are designed to offer investors a liquid cash option that they may purchase and sell as often as they wish. Accordingly, Columbia Funds' Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares and the Funds accommodate frequent trading.

Except as expressly described in this prospectus (such as minimum purchase amounts), the Funds have no limits on purchase or exchange transactions. The Funds reserve the right, but have no obligation, to reject any purchase or exchange transaction at any time. In addition, Columbia Funds reserves the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

                      Ways to buy, sell or
                            exchange          How much you can buy, sell or exchange             Other things to know
                      --------------------    --------------------------------------    --------------------------------------
Buying shares         In a lump sum           MINIMUM INITIAL INVESTMENT:               There is no limit to the amount you
                                              - $1,000 for regular accounts             can invest in Daily Class Shares.
                                              - $25 for traditional and Roth IRAs,
                                              and Coverdell Education Savings
                                                Accounts
                                              - no minimum for certain fee-based
                                                accounts and certain retirement plan
                                                accounts like 401(k) plans and SEP
                                                accounts, but other restrictions
                                                apply
                                              MINIMUM ADDITIONAL INVESTMENT:
                                              - none

                      Using our Systematic    minimum initial investment:               You can buy shares any day of the
                      Investment Plan         - $50                                     month on a monthly or quarterly
                                              minimum additional investment:            schedule.
                                              - $50

                      By wire                                                           You may purchase shares of a Fund by
                                                                                        wiring money from your bank account to
                                                                                        your Fund account. To wire funds to
                                                                                        your account, call 1.800.422.3737 for
                                                                                        wiring instructions.

                      By electronic funds                                               You may purchase shares of a Fund by
                      transfer                                                          electronically transferring money from
                                                                                        your bank account to your Fund account
                                                                                        by calling 1.800.422.3737. An
                                                                                        electronic funds transfer may take up
                                                                                        to two business days to settle and be
                                                                                        considered in "good form." You must
                                                                                        set up this feature prior to your
                                                                                        request.

Selling shares        In a lump sum           - shares sold by check via the            A Fund will generally send proceeds
                                              telephone or through the internet are     from the sale to you as soon as
                                                limited to an aggregate of $100,000     practicable following the
                                                in a 30-day period                      determination of the Fund's net asset
                                                                                        value applicable to your order.
                                              - restrictions may apply to               However, if you purchased your shares
                                              withdrawals from retirement plan          by check, a Fund may delay sending the
                                                accounts                                proceeds from the sale of your shares
                                                                                        for up to 10 days after your purchase
                                                                                        to protect against checks that are
                                                                                        returned.

                      Using our free          - minimum $250 per check                  You can write checks for free. You can
                      checkwriting service                                              only use checks to make partial
                                                                                        withdrawals from a Fund. You can't use
                                                                                        a check to make a full withdrawal from
                                                                                        a Fund.

                      Using our Automatic     - no minimum per withdrawal               Your account balance must be at least
                      Withdrawal Plan                                                   $5,000 to set up the plan. You can
                                              - $5,000 requirement waived for           make withdrawals any day of the month
                                              certain fee based accounts                on a monthly, quarterly or semi-annual
                                                                                        basis. We'll send your money by check
                                                                                        or deposit it directly to your bank
                                                                                        account.

                      Ways to buy, sell or
                            exchange          How much you can buy, sell or exchange             Other things to know
                      --------------------    --------------------------------------    --------------------------------------

                      By wire                                                           You may sell shares of a Fund and
                                                                                        request that the proceeds be wired to
                                                                                        your bank account. You must set up
                                                                                        this feature prior to your request.

                      By electronic funds                                               You may sell shares of a Fund and
                      transfer                                                          request that the proceeds be
                                                                                        electronically transferred to your
                                                                                        bank account. Proceeds may take up to
                                                                                        two business days to be received by
                                                                                        your bank. You must set up this
                                                                                        feature prior to your request.

Exchanging            In a lump sum           - new account minimums apply to           You can generally exchange Daily Class
  shares                                        exchanges                               shares of a Fund for Daily Class
                                                                                        Shares of any other Fund distributed
                                                                                        by the Distributor. Some exceptions
                                                                                        apply.
                                                                                        If you received Daily Class Shares of
                                                                                        a Money Market Fund from an exchange
                                                                                        of Class A shares of an Index Fund,
                                                                                        you can exchange these shares for
                                                                                        Class A shares of an Index Fund.

                      Using our Automatic     - minimum $100 per exchange               You can make exchanges any day of the
                      Exchange Feature                                                  month.

                      By dividend                                                       You may automatically invest dividends
                      diversification                                                   distributed by a Fund into the same
                                                                                        class of shares (and, in some cases,
                                                                                        certain other classes) of the Fund at
                                                                                        no additional sales charge. Additional
                                                                                        sales charges may apply if you are
                                                                                        exchanging from a Money Market Fund.
                                                                                        To reinvest your dividends, call
                                                                                        1.800.345.6611.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE MONEY MARKET FUNDS RESERVE THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

IN ADDITION TO WEEKENDS, EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  - 9:45 a.m., 11:00 a.m., 2:30 p.m. and 5:00 p.m. Eastern time each business day for each share class of Columbia Cash Reserves, Columbia Money Market Reserves and Columbia Treasury Reserves

  - 9:45 a.m., 11:00 a.m. and 2:30 p.m. Eastern time each business day for each share class of Columbia Government Reserves

  - 12:00 noon Eastern time each business day for each share class of Columbia Municipal Reserves and Columbia Tax-Exempt Reserves

  - 11:30 a.m. Eastern time each business day for each share class of Columbia California Tax-Exempt Reserves and Columbia New York Tax-Exempt Reserves

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN A FUND

The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders to buy, sell or exchange shares may be delivered to the Transfer Agent by phone, in writing, or through the internet. For more information on account and trading restrictions and special sign-up procedures for internet transactions, please call us at 1.800.353.0828 for institutional investors or 1.800.345.6611 for individual investors. The Transfer Agent has procedures in place to authenticate electronic instructions. You will be asked to accept the terms of an online agreement(s) and utilize a password for internet services. Orders received in good order by the Fund, Distributor, Transfer Agent or their agents by the following times on a business day (unless the Fund closes early) will be processed as follows:

  - If your order for Columbia Cash Reserves, Columbia Money Market Reserves or Columbia Treasury Reserves is received in good form by the Transfer Agent by 5:00 p.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you'll receive that day's dividends).

  - If your order for Columbia Government Reserves is received in good form by the Transfer Agent by 2:30 p.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you'll receive that day's dividends).

  - If your order for Columbia Municipal Reserves or Columbia Tax-Exempt Reserves is received in good form by the Transfer Agent by 12:00 noon Eastern time, you will receive that day's net asset value per share (and in the case of purchases you'll receive that day's dividends).

  - If your order for Columbia California Tax-Exempt Reserves or Columbia New York Tax-Exempt Reserves is received in good form by the Transfer Agent by 11:30 a.m. Eastern time, you will receive that day's net asset value per share (and in the case of purchases you'll receive that day's dividends).

Investors are encouraged to place orders to sell as early in the day as possible. The business day that applies to an order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. We will not be liable for following telephone instructions that we reasonably believe are genuine.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------


(BUY SHARES        BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Daily Class Shares at net asset value per share.

        - For purchases via Fedwire, we must receive payment by the close of the Federal Reserve wire transfer system (typically 6 p.m. Eastern time) on the business day the Fund, Distributor, Transfer Agent or their agents receive the order (unless the Fund closes early).

          If we receive payment after this time, we'll cancel the order. We'll return any payment received for orders that we cancel. We can change this time under certain circumstances, for example, when there's more wiring activity than normal.

        - If we do not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal fund rate. We have the right to redeem all or part of your holding of shares in any Fund in order to meet these costs.

        - Financial institutions, intermediaries and selling agents are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We don't issue certificates.

        - You may purchase shares of a Fund by electronically transferring money from your bank account to your Fund account by calling 1.800.422.3737. An electronic funds transfer may take up to two business days to settle and be considered in "good form." You must set up this feature prior to your request.

      MINIMUM INITIAL INVESTMENT
      The minimum initial amount you can buy is usually $1,000.

      If you're buying shares through one of the following accounts or plan the minimum initial amount you can buy is:

        - $50 using our Systematic Investment Plan

        - $25 for traditional and Roth Individual Retirement Accounts (IRAs), and Coverdell Education Savings Accounts

        - There is no minimum for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts, other managed accounts and certain retirement plans.

      MINIMUM ADDITIONAL INVESTMENT
      You can make additional purchases of $50 or, $25 for Traditional and Roth IRAs, and Coverdell Education Savings Accounts.

SYSTEMATIC INVESTMENT PLAN
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your financial adviser or us to set up the plan.

Here's how the plan works:

  - You can buy shares any day of the month on a monthly or quarterly basis.

  - Some exceptions may apply to employees of Bank of America and its affiliates. For details, please contact your financial adviser.

--------------------------------------------------------------------------------

"GOOD FORM" MEANS THAT THE MONEY USED TO PURCHASE YOUR SHARES IS FULLY COLLECTED. WHEN SELLING SHARES BY LETTER OF INSTRUCTION, "GOOD FORM" ALSO MEANS
(I) YOUR LETTER HAS COMPLETE INSTRUCTIONS, THE PROPER SIGNATURES AND MEDALLION SIGNATURE GUARANTEES AND (II) ANY OTHER REQUIRED DOCUMENTS ARE ATTACHED. FOR ADDITIONAL DOCUMENTS REQUIRED FOR SALES BY CORPORATIONS, AGENTS, FIDUCIARIES, SURVIVING JOINT OWNERS AND OTHER LEGAL ENTITIES PLEASE CALL 1.800.353.0828 (INSTITUTIONAL INVESTORS) OR 1.800.345.6611 (INDIVIDUAL INVESTORS). NO INTEREST WILL BE PAID ON UNCASHED REDEMPTION CHECKS.







 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------


(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - If you're selling shares through a selling agent, financial institution or intermediary, we normally send the sale proceeds by Fedwire as soon as practicable following the net asset value determination time applicable to your order. For more information please refer to HOW ORDERS ARE PROCESSED or contact the Transfer Agent.

        - If you're selling your shares directly through us, we normally send the sale proceeds by mail or electronically transfer to your bank account on the same business day that the Fund receives your order in good form.

        - You can sell up to an aggregate of $100,000 of shares by check via the telephone or through the internet to the address of record or via ACH to your bank in a 30-day period if you qualify for telephone orders.

        - If you paid for your shares by check, we'll hold the sale proceeds when you sell those shares for at least 10 days after the trade date of the purchase.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - If you hold any shares in certificate form, you will not be able to sell those shares until you return the certificates to the Transfer Agent.

        - You may sell shares of a Fund and request that the proceeds be electronically transferred to you bank account. Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your request.

        - Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares (except shares of Columbia Treasury Reserves).

        - We can delay payment of the sale proceeds of Columbia Cash Reserves, Columbia Money Market Reserves, Columbia Treasury Reserves or Columbia Government Reserves for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

        - We can delay payment of the sale proceeds of Columbia Municipal Reserves, Columbia Tax-Exempt Reserves, Columbia California Tax-Exempt Reserves or Columbia New York Tax-Exempt Reserves for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), or your account may be subject to an annual fee of $10. The Transfer Agent will send you written notification of such action and provide details on how you can add money to your account to avoid this penalty.

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you.

        - under certain other circumstances allowed under the 1940 Act.

CHECKWRITING SERVICE
You can withdraw money from the Funds using our free checkwriting service. You can contact your financial adviser or us to set up the service.

Here's how the service works:

  - Each check you write must be for a minimum of $250.

  - You can only use checks to make partial withdrawals. You can't use a check to make a full withdrawal of the shares you hold in a Fund.

  - Shares you sell by writing a check are eligible to receive distributions up to the day our custodian receives the check for payment.

  - We can change or cancel the service by giving you 30 days notice in writing.

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw funds any day of the month on a monthly, quarterly or semi-annual basis. You can contact your financial adviser or us to set up the plan.

Here's how the plan works:

  - Your account balance must be at least $5,000 to set up the plan. Certain fee based accounts are not subject to the $5,000 requirement.

  - If you set up the plan after you've opened your account, your signature must be Medallion Guaranteed.

  - We'll send you a check or deposit the money directly to your bank account.

  - You can cancel the plan by giving your financial adviser or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------



(EXCHANGING SHARES       EXCHANGING SHARES
  GRAPHIC)

      You can generally sell shares of a Fund to buy shares of another Fund distributed by the Distributor. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

        - Here's how exchanges work:

        - You can generally exchange Daily Class Shares of a Fund for Daily Class Shares of any other Fund distributed by the Distributor. Some exception apply.

        - If you received shares of a Fund from an exchange of Class A shares of an Index Fund (including Columbia Large Cap Enhanced Core Fund), you can exchange these shares for Class A shares of an Index Fund (including Columbia Large Cap Enhanced Core Fund).

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - We may limit the number of exchanges you can make within a specified period of time.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until the Transfer Agent has received the certificate and deposited the shares to your account.

AUTOMATIC EXCHANGE FEATURE
The Automatic Exchange Feature lets you exchange $100 or more of Daily Class Shares any day of the month. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to the Transfer Agent in writing or call 1.800.345.6611.

  - If you set up your plan to exchange more than $100,000 you must have your signature Medallion Guaranteed.

  - You can choose to have us transfer your money on any day of the month.

  - The rules for making exchanges apply to automatic exchanges.

How selling and servicing agents are paid
(PERCENT GRAPHIC)

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 OF THE 1940 ACT.

THE SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------


Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES

The Distributors and selling and servicing agents are compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

The Distributors may receive a maximum annual distribution (12b-1) fee of 0.35% of the average daily net assets of Daily Class Shares of the Funds, some or all of which may be paid to selling agents.

Servicing agents may receive a maximum annual shareholder servicing fee of 0.25% of the average daily net assets of Daily Class Shares of the Funds.

Fees are calculated daily and paid to the Distributor periodically. Because these fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment, and may cost you more than any sales charges you may pay.

The Funds pay these fees to the Distributor and/or to eligible selling and servicing agents and financial institutions, including the Adviser or other affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION -- FINANCIAL INTERMEDIARY PAYMENTS

In addition, the Distributor or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor or one of its affiliates. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by the Distributor attributable to that financial intermediary, gross sales of the mutual funds distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the support payments to any one financial intermediary are generally expected to be between 0.02% and 0.10% (between 0.03% and 0.12% in the case of the Columbia Money Market Funds) on an annual basis for payments based on average net assets of the Funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds (other than the Columbia Money Market Funds) attributable to the financial intermediary. The Distributor or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in the Fund.

Payments may also be made to certain financial intermediaries, including other Bank of America affiliates, that provide investor services to retirement plans and other investment programs to compensate financial intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.30% of the total Fund assets in the program on an annual basis. The Board has authorized the Funds to reimburse the Transfer Agent for amounts paid to financial intermediaries that maintain assets in omnibus accounts, subject to an annual cap of 0.11% of net assets maintained in such accounts. The amounts in excess of that reimbursed by a Fund will be borne by the Distributor or its affiliates.

The Distributor or its affiliates may make other payments or allow promotional incentives to financial intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

Amounts paid by the Distributor or its affiliates are paid out of the Distributor's or its affiliates' own revenue and do not increase the amount paid by you or your Fund. You can find further details about the payments made by the Distributor or its affiliates and the services provided by financial intermediaries as well as a list of the financial intermediaries to which the Distributor or its affiliates has agreed to make marketing support payments in the SAI, which can be obtained at www.columbiafunds.com or by calling
1.800.345.6611. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from the Distributor and its affiliates and any services it provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular Fund or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.

Distributions and taxes
(TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, the gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain, if any, to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares and is called a distribution.

Although the Funds do not expect to realize any capital gain, any capital gain realized by a Fund will be distributed at least once a year. The Funds declare distributions of net investment income each business day, and pay them on the first business day of each month. Normally, each Fund will declare and pay distributions of net investment income as indicated above. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily distribution Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Funds) or trade date (all other Funds), and realized net capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts because each class has different expenses.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at
1.800.353.0828 if you're an institutional investor, or 1.800.345.6611 if you're an individual investor. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the same Fund.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Fund's ordinary income and any net realized short-term capital gain, if any, generally are taxable to you as ordinary income. Although the Funds do not expect to realize significant capital gain, any distributions of realized net realized long-term capital gain, if any, generally are taxable to you as long-term capital gain.

In general, corporate shareholders will not be able to deduct any distributions when determining their taxable income. Fund distributions also will not qualify for reductions in federal income taxation of dividends payable to individuals from certain domestic and foreign corporations.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. State and local taxes may also apply to distributions.

COLUMBIA MUNICIPAL RESERVES, COLUMBIA TAX-EXEMPT RESERVES, COLUMBIA CALIFORNIA TAX-EXEMPT RESERVES, COLUMBIA NEW YORK TAX-EXEMPT RESERVES

In general, you will not be subject to federal income tax on distributions from Columbia Municipal Reserves, Columbia Tax-Exempt Reserves, Columbia California Tax-Exempt Reserves and Columbia New York Tax-Exempt Reserves of their net tax-exempt interest income. Distributions from Columbia California Tax-Exempt Reserves of its net interest income from California municipal securities will not be subject to California state individual income tax. Distributions from Columbia New York Tax-Exempt Reserves of its net interest income from New York municipal securities will not be subject to New York State and New York City individual income tax. Distributions from these Funds, however, may be subject to state, local and other taxes, including corporate taxes.

A portion of the distributions from Columbia Municipal Reserves, Columbia California Tax-Exempt Reserves and Columbia New York Tax-Exempt Reserves may also be subject to alternative minimum taxes.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is exempt from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult your tax adviser about your specific tax situation.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied as a credit against your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

Legal matters

On February 9, 2005, the Adviser and Distributor entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, the Adviser and Distributor have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. The Adviser and Distributor are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Columbia Funds Series Trust (formerly known as Nations Funds Trust), its Board of Trustees, Bank of America Corporation and certain of its affiliates, including the Adviser and Distributor (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and other cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Funds Series Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds Series Trust against BAC and others that asserts claims under the federal securities laws and state common law. Columbia Funds Series Trust is a nominal defendant in this action.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of these actions. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Columbia Funds shareholders and/or the Columbia Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for preliminary approval.

Separately, several putative class actions have been filed against Columbia Funds Series Trust, Bank of America Corporation and certain of its affiliates, and others, in various federal courts relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. (George Siepel, et al. v. Bank of America, Columbia Funds Series Trust, et al., instituted December 28, 2005, U.S. District Court, E.D. Mo.; Luleff v. Bank of America, Columbia Funds Series Trust, William Carmichael, et al., instituted February 22, 2006, U.S. District Court, S.D. NY.) The suits allege various claims including state law claims for breach of fiduciary duty, breach of contract, unjust enrichment and violations of federal securities laws and seek damages and other remedies.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights tables are designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the Funds' financial statements, is included in the Funds' annual report. The independent registered public accounting firm's report and the Funds' financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

COLUMBIA CASH RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  DAILY CLASS SHARES                           03/31/06             03/31/05             03/31/04             03/31/03
  Net asset value, beginning of year             $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0296               0.0098               0.0040               0.0102
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0296)             (0.0098)             (0.0040)             (0.0102)
  Net asset value, end of year                   $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 3.00%                0.98%                0.40%                1.02%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $16,936,455          $9,560,013           $8,746,651           $11,635,944
  Ratio of operating expenses to average
    net assets(a)                                0.80%                0.80%              0.80%(c)             0.80%(b)
  Ratio of net investment income/(loss)
    to average net assets                        3.07%                1.00%                0.41%                1.02%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.87%                0.87%                0.86%                0.86%

                                               YEAR ENDED
  DAILY CLASS SHARES                            03/31/02
  Net asset value, beginning of year              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0260
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0260)
  Net asset value, end of year                    $1.00
  TOTAL RETURN++                                  2.63%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $14,018,697
  Ratio of operating expenses to average
    net assets(a)                               0.80%(b)
  Ratio of net investment income/(loss)
    to average net assets                         2.32%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.87%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The reimbursement from the Fund's investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

COLUMBIA MONEY MARKET RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  DAILY CLASS SHARES                           03/31/06             03/31/05             03/31/04             03/31/03
  Net asset value, beginning of year             $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0297               0.0097               0.0038               0.0095
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0297)             (0.0097)             (0.0038)             (0.0095)
  Net asset value, end of year                   $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 3.01%                0.97%                0.38%                0.95%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $3,795               $3,588               $3,778               $4,756
  Ratio of operating expenses to average
    net assets(a)                                0.80%                0.80%                0.80%              0.80%(b)
  Ratio of net investment income/(loss)
    to average net assets                        3.08%                0.95%                0.38%                0.94%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.86%                0.87%                0.86%                0.86%

                                               YEAR ENDED
  DAILY CLASS SHARES                            03/31/02
  Net asset value, beginning of year              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0251
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0251)
  Net asset value, end of year                    $1.00
  TOTAL RETURN++                                  2.54%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $4,501
  Ratio of operating expenses to average
    net assets(a)                                 0.80%
  Ratio of net investment income/(loss)
    to average net assets                         2.25%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.88%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA TREASURY RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  DAILY CLASS SHARES                           03/31/06             03/31/05             03/31/04             03/31/03
  Net asset value, beginning of year             $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0285               0.0085               0.0033               0.0090
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0285)             (0.0085)             (0.0033)             (0.0090)
  Net asset value, end of year                   $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 2.88%                0.85%                0.33%                0.91%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $710,078             $256,064             $291,341            $1,159,050
  Ratio of operating expenses to average
    net assets(a)                                0.80%                0.80%                0.80%                0.80%
  Ratio of net investment income/(loss)
    to average net assets                        3.06%                0.83%                0.34%                0.92%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.86%                0.87%                0.86%                0.86%

                                               YEAR ENDED
  DAILY CLASS SHARES                            03/31/02
  Net asset value, beginning of year              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0242
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0242)
  Net asset value, end of year                    $1.00
  TOTAL RETURN++                                  2.44%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $1,301,678
  Ratio of operating expenses to average
    net assets(a)                                 0.80%
  Ratio of net investment income/(loss)
    to average net assets                         2.21%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.87%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA GOVERNMENT RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  DAILY CLASS SHARES                           03/31/06             03/31/05             03/31/04             03/31/03
  Net asset value, beginning of year             $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0288               0.0092               0.0035               0.0091
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0288)             (0.0092)             (0.0035)             (0.0091)
  Net asset value, end of year                   $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 2.92%                0.93%                0.35%                0.92%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $591,846             $304,322             $352,046             $312,836
  Ratio of operating expenses to average
    net assets(a)                                0.80%                0.80%                0.80%                0.80%
  Ratio of net investment income/(loss)
    to average net assets                        3.06%                0.94%                0.36%                0.88%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.87%                0.87%                0.86%                0.87%

                                               YEAR ENDED
  DAILY CLASS SHARES                            03/31/02
  Net asset value, beginning of year              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0243
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0243)
  Net asset value, end of year                    $1.00
  TOTAL RETURN++                                  2.45%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $317,287
  Ratio of operating expenses to average
    net assets(a)                                 0.80%
  Ratio of net investment income/(loss)
    to average net assets                         2.10%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.88%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA MUNICIPAL RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  DAILY CLASS SHARES                           03/31/06             03/31/05             03/31/04             03/31/03
  Net asset value, beginning of year             $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0196               0.0068               0.0031               0.0067
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0196)             (0.0068)             (0.0031)             (0.0067)
  Net asset value, end of year                   $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 1.97%                0.68%                0.31%                0.68%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $1,368,604            $591,206             $605,118             $526,658
  Ratio of operating expenses to average
    net assets                                 0.08%(a)               0.80%                0.78%                0.80%
  Ratio of net investment income/(loss)
    to average net assets                        2.02%                0.67%                0.30%                0.63%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.86%(a)               0.88%                0.87%                0.88%

                                               YEAR ENDED
  DAILY CLASS SHARES                            03/31/02
  Net asset value, beginning of year              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0155
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0155)
  Net asset value, end of year                    $1.00
  TOTAL RETURN++                                  1.56%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $637,172
  Ratio of operating expenses to average
    net assets                                    0.80%
  Ratio of net investment income/(loss)
    to average net assets                         1.43%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.90%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

COLUMBIA TAX-EXEMPT RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  DAILY CLASS SHARES                           03/31/06             03/31/05             03/31/04             03/31/03
  Net asset value, beginning of year             $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0191               0.0065               0.0028               0.0063
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0191)             (0.0065)             (0.0028)             (0.0063)
  Net asset value, end of year                   $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 1.93%                0.65%                0.28%                0.64%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $28,871              $36,441              $49,784              $64,516
  Ratio of operating expenses to average
    net assets                                 0.80%(a)               0.80%                0.78%                0.80%
  Ratio of net investment income/(loss)
    to average net assets                        1.88%                0.63%                0.26%                0.53%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.87%(a)               0.88%                0.87%                0.88%

                                               YEAR ENDED
  DAILY CLASS SHARES                            03/31/02
  Net asset value, beginning of year              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0154
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0154)
  Net asset value, end of year                    $1.00
  TOTAL RETURN++                                  1.55%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $96,175
  Ratio of operating expenses to average
    net assets                                    0.80%
  Ratio of net investment income/(loss)
    to average net assets                         1.50%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.03%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

COLUMBIA CALIFORNIA TAX-EXEMPT RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  DAILY CLASS SHARES                           03/31/06             03/31/05             03/31/04             03/31/03
  Net asset value, beginning of year             $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0190               0.0063               0.0026               0.0056
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0190)             (0.0063)             (0.0026)             (0.0056)
  Net asset value, end of year                   $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 1.91%                0.63%                0.26%                0.56%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $1,357,176            $742,981             $726,888             $792,206
  Ratio of operating expenses to average
    net assets                                 0.80%(a)               0.80%                0.77%                0.80%
  Ratio of net investment income/(loss)
    to average net assets                        1.94%                0.63%                0.26%                0.55%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.86%(a)               0.88%                0.87%                0.87%

                                               YEAR ENDED
  DAILY CLASS SHARES                            03/31/02
  Net asset value, beginning of year              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0139
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0139)
  Net asset value, end of year                    $1.00
  TOTAL RETURN++                                  1.40%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $814,077
  Ratio of operating expenses to average
    net assets                                    0.80%
  Ratio of net investment income/(loss)
    to average net assets                         0.78%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.88%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

COLUMBIA NEW YORK TAX-EXEMPT
RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    YEAR ENDED                      PERIOD ENDED
  DAILY CLASS SHARES                                 03/31/06                        12/22/02**
  Net asset value, beginning of period                 $1.00                            $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                        0.0043                           0.0043
  LESS DISTRIBUTIONS:
  Dividends from net investment income               (0.0043)                         (0.0043)
  Net asset value, end of period                       $1.00                            $1.00
  TOTAL RETURN++                                     0.43%+++                         0.43%+++
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                  $--                              $--
  Ratio of operating expenses to average
    net assets                                        0.73%+                           0.73%+
  Ratio of net investment income/(loss)
    to average net assets                             0.67%+                           0.67%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                            1.38%+                           1.38%+

                                                    PERIOD ENDED
  DAILY CLASS SHARES                                  03/31/02*
  Net asset value, beginning of period                  $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                         0.0004
  LESS DISTRIBUTIONS:
  Dividends from net investment income                (0.0004)
  Net asset value, end of period                        $1.00
  TOTAL RETURN++                                      0.04%+++
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                   $1
  Ratio of operating expenses to average
    net assets                                         0.80%+
  Ratio of net investment income/(loss)
    to average net assets                              0.43%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                             5.11%+

* Columbia New York Tax-Exempt Reserves Daily Class Shares commenced operations on February 15, 2002.
** Columbia New York Tax-Exempt Reserves Daily Class Shares were fully redeemed on December 22, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
+++ Not annualized.

Hypothetical investment and expense information

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Funds, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in each class of the Funds assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the Funds, which are the same as those stated in the Annual Fund Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables shown below reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charges, if any, which may be payable on redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

COLUMBIA CASH RESERVES -- DAILY SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              0.80%                4.20%             $10,420.00         $81.68
       2           10.25%              0.87%                8.50%             $10,850.35         $92.53
       3           15.76%              0.87%               12.98%             $11,298.47         $96.35
       4           21.55%              0.87%               17.65%             $11,765.09        $100.33
       5           27.63%              0.87%               22.51%             $12,250.99        $104.47
       6           34.01%              0.87%               27.57%             $12,756.96        $108.78
       7           40.71%              0.87%               32.84%             $13,283.82        $113.28
       8           47.75%              0.87%               38.32%             $13,832.44        $117.96
       9           55.13%              0.87%               44.04%             $14,403.72        $122.83
      10           62.89%              0.87%               49.99%             $14,998.59        $127.90
  TOTAL GAIN AFTER FEES &
    EXPENSES                                                                   $4,998.59
  TOTAL ANNUAL FEES & EXPENSES                                                                $1,066.09

COLUMBIA MONEY MARKET RESERVES -- DAILY SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              0.80%                4.20%             $10,420.00         $81.68
       2           10.25%              0.86%                8.51%             $10,851.39         $91.47
       3           15.76%              0.86%               13.01%             $11,300.64         $95.25
       4           21.55%              0.86%               17.68%             $11,768.48         $99.20
       5           27.63%              0.86%               22.56%             $12,255.70        $103.30
       6           34.01%              0.86%               27.63%             $12,763.08        $107.58
       7           40.71%              0.86%               32.91%             $13,291.47        $112.03
       8           47.75%              0.86%               38.42%             $13,841.74        $116.67
       9           55.13%              0.86%               44.15%             $14,414.79        $121.50
      10           62.89%              0.86%               50.12%             $15,011.56        $126.53
  TOTAL GAIN AFTER FEES &
    EXPENSES                                                                   $5,011.56
  TOTAL ANNUAL FEES & EXPENSES                                                                $1,055.23

COLUMBIA TREASURY RESERVES -- DAILY SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%
              CUMULATIVE RETURN                       CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &      ANNUAL EXPENSE       AFTER FEES &     END BALANCE AFTER    FEES &
     YEAR         EXPENSES              RATIO             EXPENSES        FEES & EXPENSES    EXPENSES
       1            5.00%               0.80%               4.20%            $10,420.00         $81.68
       2           10.25%               0.86%               8.51%            $10,851.39         $91.47
       3           15.76%               0.86%              13.01%            $11,300.64         $95.25
       4           21.55%               0.86%              17.68%            $11,768.48         $99.20
       5           27.63%               0.86%              22.56%            $12,255.70        $103.30
       6           34.01%               0.86%              27.63%            $12,763.08        $107.58
       7           40.71%               0.86%              32.91%            $13,291.47        $112.03
       8           47.75%               0.86%              38.42%            $13,841.74        $116.67
       9           55.13%               0.86%              44.15%            $14,414.79        $121.50
      10           62.89%               0.86%              50.12%            $15,011.56        $126.53
  TOTAL GAIN AFTER FEES &
    EXPENSES                                                                  $5,011.56
  TOTAL ANNUAL FEES & EXPENSES                                                               $1,055.23

COLUMBIA GOVERNMENT RESERVES -- DAILY SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                       CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &      ANNUAL EXPENSE        AFTER FEES &     END BALANCE AFTER    FEES &
     YEAR         EXPENSES              RATIO              EXPENSES        FEES & EXPENSES    EXPENSES
       1            5.00%               0.80%                4.20%            $10,420.00         $81.68
       2           10.25%               0.87%                8.50%            $10,850.35         $92.53
       3           15.76%               0.87%               12.98%            $11,298.47         $96.35
       4           21.55%               0.87%               17.65%            $11,765.09        $100.33
       5           27.63%               0.87%               22.51%            $12,250.99        $104.47
       6           34.01%               0.87%               27.57%            $12,756.96        $108.78
       7           40.71%               0.87%               32.84%            $13,283.82        $113.28
       8           47.75%               0.87%               38.32%            $13,832.44        $117.96
       9           55.13%               0.87%               44.04%            $14,403.72        $122.83
      10           62.89%               0.87%               49.99%            $14,998.59        $127.90
  TOTAL GAIN AFTER FEES &
    EXPENSES                                                                   $4,998.59
  TOTAL ANNUAL FEES & EXPENSES                                                                $1,066.09

COLUMBIA MUNICIPAL RESERVES -- DAILY SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              0.80%                4.20%             $10,420.00         $81.68
       2           10.25%              0.86%                8.51%             $10,851.39         $91.47
       3           15.76%              0.86%               13.01%             $11,300.64         $95.25
       4           21.55%              0.86%               17.68%             $11,768.48         $99.20
       5           27.63%              0.86%               22.56%             $12,255.70        $103.30
       6           34.01%              0.86%               27.63%             $12,763.08        $107.58
       7           40.71%              0.86%               32.91%             $13,291.47        $112.03
       8           47.75%              0.86%               38.42%             $13,841.74        $116.67
       9           55.13%              0.86%               44.15%             $14,414.79        $121.50
      10           62.89%              0.86%               50.12%             $15,011.56        $126.53
  TOTAL GAIN AFTER FEES &
    EXPENSES                                                                   $5,011.56
  TOTAL ANNUAL FEES & EXPENSES                                                                $1,055.23

COLUMBIA TAX-EXEMPT RESERVES -- DAILY SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              0.80%                4.20%             $10,420.00         $81.68
       2           10.25%              0.87%                8.50%             $10,850.35         $92.53
       3           15.76%              0.87%               12.98%             $11,298.47         $96.35
       4           21.55%              0.87%               17.65%             $11,765.09        $100.33
       5           27.63%              0.87%               22.51%             $12,250.99        $104.47
       6           34.01%              0.87%               27.57%             $12,756.96        $108.78
       7           40.71%              0.87%               32.84%             $13,283.82        $113.28
       8           47.75%              0.87%               38.32%             $13,832.44        $117.96
       9           55.13%              0.87%               44.04%             $14,403.72        $122.83
      10           62.89%              0.87%               49.99%             $14,998.59        $127.90
  TOTAL GAIN AFTER FEES &
    EXPENSES                                                                   $4,998.59
  TOTAL ANNUAL FEES & EXPENSES                                                                $1,066.09

COLUMBIA CALIFORNIA TAX-EXEMPT RESERVES -- DAILY SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              0.80%                4.20%             $10,420.00         $81.68
       2           10.25%              0.86%                8.51%             $10,851.39         $91.47
       3           15.76%              0.86%               13.01%             $11,300.64         $95.25
       4           21.55%              0.86%               17.68%             $11,768.48         $99.20
       5           27.63%              0.86%               22.56%             $12,255.70        $103.30
       6           34.01%              0.86%               27.63%             $12,763.08        $107.58
       7           40.71%              0.86%               32.91%             $13,291.47        $112.03
       8           47.75%              0.86%               38.42%             $13,841.74        $116.67
       9           55.13%              0.86%               44.15%             $14,414.79        $121.50
      10           62.89%              0.86%               50.12%             $15,011.56        $126.53
  TOTAL GAIN AFTER FEES &
    EXPENSES                                                                   $5,011.56
  TOTAL ANNUAL FEES & EXPENSES                                                                $1,055.23

COLUMBIA NEW YORK TAX-EXEMPT RESERVES -- DAILY SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              0.80%                4.20%             $10,420.00         $81.68
       2           10.25%              0.94%                8.43%             $10,843.05         $99.94
       3           15.76%              0.94%               12.83%             $11,283.28        $103.99
       4           21.55%              0.94%               17.41%             $11,741.38        $108.22
       5           27.63%              0.94%               22.18%             $12,218.08        $112.61
       6           34.01%              0.94%               27.14%             $12,714.14        $117.18
       7           40.71%              0.94%               32.30%             $13,230.33        $121.94
       8           47.75%              0.94%               37.67%             $13,767.48        $126.89
       9           55.13%              0.94%               43.26%             $14,326.44        $132.04
      10           62.89%              0.94%               49.08%             $14,908.09        $137.40
  TOTAL GAIN AFTER FEES &
    EXPENSES                                                                   $4,908.09
  TOTAL ANNUAL FEES & EXPENSES                                                                $1,141.89

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO COLUMBIA FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------


Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of the Fund's assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 under the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

DEBT SECURITY -- when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has received a rating in the highest short-term rating category from two, or in some circumstances one, nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

GUARANTEED INVESTMENT CONTRACT -- an investment instrument issued by a rated insurance company in return for a payment by an investor.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as Standard & Poor's Corporation or Moody's Investors Service, Inc. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board. Please see the SAI for more information about credit ratings.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MONEY MARKET INSTRUMENT -- a high quality, short-term debt security that pays interest based on a fixed, variable or floating rate and is considered to mature in 13 months or less. Money market instruments include, but are not limited to, U.S. Treasury obligations, U.S. government obligations, certificates of deposit and time deposits, bankers' acceptances, commercial paper, corporate bonds, extendible commercial notes, asset backed securities, funding agreements, repurchase agreements and certain municipal securities.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

PARTICIPATION -- a pass-through certificate representing a share in a pool of debt obligations or other instruments.

PASS-THROUGH CERTIFICATE -- securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

PRIVATE ACTIVITY BOND -- a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SPECIAL PURPOSE ISSUER -- an entity organized solely to issue asset-backed securities on a pool of assets it owns.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

COLUMBIA MANAGEMENT.





Where to find more information

You'll find more information about Columbia Money Market Funds in the following documents:



ANNUAL AND SEMI-ANNUAL REPORTS

The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Columbia Funds:

By telephone:
1.800.353.0828 (Institutional Investors)
1.800.345.6611 (Individual Investors)

By mail:
COLUMBIA FUNDS
c/o COLUMBIA FUNDS SERVICES
P.O. Box 8081
BOSTON, MA 02266-8081

On the Internet:
www.columbiafunds.com



Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.



SEC file number: 811-09645
Columbia Funds Series Trust

INT-36/111274-0606

COLUMBIA MANAGEMENT.



_______________________________________________

     Money Market Funds

     Prospectus - Investor Class Shares

     August 1, 2006
_______________________________________________




     Columbia Cash Reserves

     Columbia Money Market Reserves

     Columbia Treasury Reserves

     Columbia Government Reserves

     Columbia Municipal Reserves

     Columbia Tax-Exempt Reserves

     Columbia California Tax-Exempt Reserves

     Columbia New York Tax-Exempt Reserves





     THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED
     OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

     ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



__________________  ________________

NOT FDIC-INSURED     NOT BANK ISSUED
__________________  ________________

    NO BANK
   GUARANTEE         MAY LOSE VALUE
__________________  ________________

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE COLUMBIA FUNDS FAMILY (COLUMBIA FUNDS OR COLUMBIA FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 74.

YOUR INVESTMENT IN A FUND IS NOT A BANK DEPOSIT OR OTHER OBLIGATION OF, OR ISSUED OR ENDORSED OR GUARANTEED BY, BANK OF AMERICA, N.A. (BANK OF AMERICA) OR ANY OF ITS AFFILIATES. YOUR INVESTMENT IN A FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUNDS AND MAY BE COMPENSATED OR INCENTED IN CONNECTION WITH THE SALE OF THE FUNDS.

YOUR INVESTMENT IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL INVESTED. YOUR INVESTMENT MAY LOSE MONEY.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about some Columbia Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

This prospectus offers Investor Class Shares of the Funds. This class of shares is designed primarily for financial institutions and intermediaries for their own accounts, and for certain of their client accounts. Please turn to BUYING, SELLING AND EXCHANGING SHARES for more information about who is eligible to buy this class of shares.

ABOUT THE FUNDS

The Money Market Funds seek to provide income while protecting the principal of your original investment by investing in money market instruments.

Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

ARE THESE FUNDS RIGHT FOR YOU?

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Money Market Funds may be suitable for you if:

  - you're looking for a relatively low risk investment with stability of principal

  - you have short-term income needs

They may not be suitable for you if:

  - you're looking for higher returns and are prepared to assume a higher level of investment risk

  - you're more comfortable with bank deposits that are FDIC-insured

You'll find a discussion of each Fund's investment objective, principal investment strategies and principal risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.353.0828 if you're an institutional investor, or 1.800.345.6611 if you're an individual investor. You can also contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

COLUMBIA MANAGEMENT ADVISORS, LLC (THE ADVISER) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER STARTING ON PAGE 46.

--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

COLUMBIA CASH RESERVES                                           4
------------------------------------------------------------------
COLUMBIA MONEY MARKET RESERVES                                   9
------------------------------------------------------------------
COLUMBIA TREASURY RESERVES                                      14
------------------------------------------------------------------
COLUMBIA GOVERNMENT RESERVES                                    19
------------------------------------------------------------------
COLUMBIA MUNICIPAL RESERVES                                     24
------------------------------------------------------------------
COLUMBIA TAX-EXEMPT RESERVES                                    29
------------------------------------------------------------------
COLUMBIA CALIFORNIA TAX-EXEMPT RESERVES                         34
------------------------------------------------------------------
COLUMBIA NEW YORK TAX-EXEMPT RESERVES                           39
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     44
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       46

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                         48
     How orders are processed                                   52
  How selling and servicing agents are paid                     58
  Distributions and taxes                                       60
  Legal matters                                                 63
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            64
------------------------------------------------------------------
HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION                 69
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   74
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

COLUMBIA CASH RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 46.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - bank obligations, including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches,

  - commercial paper,

  - corporate bonds,

  - extendible commercial notes,

  - asset-backed securities,

  - funding agreements,

  - municipal securities,

  - repurchase agreements and

  - other high quality short-term obligations.

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the portfolio management team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Cash Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - INTEREST RATE RISK -- The yield paid by the Fund will vary with changes in short-term interest rates.

      - CREDIT RISK -- Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. With respect to municipal securities, the ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid.

      - U.S. GOVERNMENT OBLIGATIONS -- Obligations of U.S. government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government would provide financial support to any of these entities if it is not obligated to do so by law.

      - REPURCHASE AGREEMENTS -- Repurchase agreements, while backed by collateral, carry some risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.

      - FOREIGN INVESTMENTS -- Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, potentially high or confiscatory levels of taxation, incomplete financial information about the issuers of securities, and political or economic instability. Foreign securities may be more volatile and less liquid than U.S. securities.

      - SHARE PRICE -- There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.

      - SELECTION OF INVESTMENTS -- The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Investor Class Shares has varied from year to year.

               2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----
               6.10%    3.86%    1.46%    0.74%    0.90%    2.74%



              *Year-to-date return as of June 30, 2006: 2.11%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 3RD QUARTER 2000:          1.57%
         WORST: 2ND QUARTER 2004:         0.15%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         INVESTOR CLASS SHARES                             2.74%     1.93%    2.86%

      *THE INCEPTION DATE OF INVESTOR CLASS SHARES IS APRIL 12, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Investor Class Shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                           Investor Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.25%



         Distribution (12b-1) and shareholder servicing fees            0.35%



         Other expenses                                                 0.02%
                                                                       -------



         Total annual Fund operating expenses                           0.62%



         Fee waivers and/or reimbursements                             (0.07)%
                                                                       -------



         Total net expenses(3)                                          0.55%
                                                                       =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR CLASS SHARES                   $56      $191      $339       $768

COLUMBIA MONEY MARKET RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 46.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - bank obligations, including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches,

  - commercial paper,

  - corporate bonds,

  - extendible commercial notes,

  - asset-backed securities,

  - funding agreements,

  - municipal securities,

  - repurchase agreements and

  - other high quality short-term obligations.

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the portfolio management team believes market conditions warrant it, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Money Market Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - INTEREST RATE RISK -- The yield paid by the Fund will vary with changes in short-term interest rates.

      - CREDIT RISK -- Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. With respect to municipal securities, the ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid.

      - U.S. GOVERNMENT OBLIGATIONS -- Obligations of U.S. government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government would provide financial support to any of these entities if it is not obligated to do so by law.

      - REPURCHASE AGREEMENTS -- Repurchase agreements, while backed by collateral, carry some risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.

      - FOREIGN INVESTMENTS -- Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, potentially high or confiscatory levels of taxation, incomplete financial information about the issuers of securities, and political or economic instability. Foreign securities may be more volatile and less liquid than U.S. securities.

      - SHARE PRICE -- There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.

      - SELECTION OF INVESTMENTS -- The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Investor Class Shares has varied from year to year.

               2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----
               3.78%    1.38%    0.70%    0.89%    2.75%



              *Year-to-date return as of June 30, 2006: 2.11%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 2001:          1.35%
         WORST: 2ND QUARTER 2004:         0.14%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                                             LIFE OF
                                                           1 YEAR   5 YEAR    FUND*
         INVESTOR CLASS SHARES                             2.75%    1.89%     2.34%

      *THE INCEPTION DATE OF INVESTOR CLASS SHARES IS MARCH 3, 2000.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Investor Class Shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                           Investor Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.25%



         Distribution (12b-1) and shareholder servicing fees            0.35%



         Other expenses                                                 0.01%
                                                                       -------



         Total annual Fund operating expenses                           0.61%



         Fee waivers and/or reimbursements                             (0.06)%
                                                                       -------



         Total net expenses(3)                                          0.55%
                                                                       =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

         - you invest $10,000 in Investor Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         - you reinvest all distributions in the Fund

         - your investment has a 5% return each year

         - the Fund's operating expenses remain the same as shown in the table above

         - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR CLASS SHARES                   $56      $189      $334       $756

COLUMBIA TREASURY RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 46.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - U.S. Treasury obligations

  - repurchase agreements and reverse repurchase agreements secured by U.S. Treasury obligations and U.S. government obligations

  - obligations whose principal and interest are backed by the U.S. government

The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Treasury Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income and alternative minimum taxes and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Investor Class Shares has varied from year to year.

               2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----
               5.82%    3.62%    1.34%    0.67%    0.80%    2.60%



              *Year-to-date return as of June 30, 2006: 2.05%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:          1.52%
         WORST: 2ND QUARTER 2004:         0.12%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         INVESTOR CLASS SHARES                             2.60%     1.80%     2.69%

      *THE INCEPTION DATE OF INVESTOR CLASS SHARES IS APRIL 12, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Investor Class Shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                           Investor Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.25%



         Distribution (12b-1) and shareholder servicing fees            0.35%



         Other expenses                                                 0.01%
                                                                       -------



         Total annual Fund operating expenses                           0.61%



         Fee waivers and/or reimbursements                             (0.06)%
                                                                       -------



         Total net expenses(3)                                          0.55%
                                                                       =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR CLASS SHARES                   $56      $189      $334       $756

COLUMBIA GOVERNMENT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 46.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S.
                   government obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily U.S. government obligations and U.S. Treasury obligations.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Government Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income and alternative minimum taxes and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Investor Class Shares has varied from year to year.

               2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----
               5.96%    3.69%    1.31%    0.68%    0.85%    2.65%



              *Year-to-date return as of June 30, 2006: 2.07%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:                     1.53%
         WORST: 1ST QUARTER 2004:                    0.13%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         INVESTOR CLASS SHARES                             2.65%     1.83%     2.75%

      *THE INCEPTION DATE OF INVESTOR CLASS SHARES IS APRIL 12, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Investor Class Shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                           Investor Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.25%



         Distribution (12b-1) and shareholder servicing fees            0.35%



         Other expenses                                                 0.02%
                                                                       -------



         Total annual Fund operating expenses                           0.62%



         Fee waivers and/or reimbursements                             (0.07)%
                                                                       -------



         Total net expenses(3)                                          0.55%
                                                                       =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR CLASS SHARES                   $56      $191      $339       $768

COLUMBIA MUNICIPAL RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S
ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 46.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may invest all or any portion of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Municipal Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on municipal obligations, which generally are free from federal income tax, but may be subject to the federal alternative minimum tax and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes; however, such opinions are not binding on tax authorities. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Investor Class Shares has varied from year to year.

               2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----
               3.67%    2.31%    1.00%    0.60%    0.71%    1.91%



              *Year-to-date return as of June 30, 2006: 1.41%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:                0.97%
         WORST: 3RD QUARTER 2003:               0.11%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         INVESTOR CLASS SHARES                             1.91%     1.31%     1.83%

      *THE INCEPTION DATE OF INVESTOR CLASS SHARES IS APRIL 12, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Investor Class Shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                           Investor Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.25%



         Distribution (12b-1) and shareholder servicing fees            0.35%



         Other expenses                                                 0.01%
                                                                       -------



         Total annual Fund operating expenses                           0.61%



         Fee waivers and/or reimbursements                             (0.06%)
                                                                       -------



         Total net expenses(3)                                          0.55%
                                                                       =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR CLASS SHARES                   $56      $189      $334       $756

COLUMBIA TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 46.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. The Fund normally invests all of its assets in municipal securities which pay interest that is free from federal income and alternative minimum taxes. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPHIC)     PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
                   Columbia Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on municipal obligations, which generally are free from federal income and alternative minimum taxes, but may be subject to state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes; however, such opinions are not binding on tax authorities. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Investor Class Shares has varied from year to year.

               1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               3.18%    3.29%    3.03%    2.83%    3.68%    2.32%    0.95%    0.56%    0.68%    1.87%



              *Year-to-date return as of June 30, 2006: 1.38%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:                0.97%
         WORST: 3RD QUARTER 2003:               0.10%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                         1 YEAR   5 YEARS   10 YEARS
         INVESTOR CLASS SHARES                           1.87%     1.28%     2.23%

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Investor Class Shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                           Investor Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.25%



         Distribution (12b-1) and shareholder servicing fees            0.35%



         Other expenses                                                 0.02%
                                                                         ---------



         Total annual Fund operating expenses                           0.62%



         Fee waivers and/or reimbursements                             (0.07%)
                                                                         ---------



         Total net expenses(3)                                          0.55%
                                                                         =========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR CLASS SHARES                   $56      $191      $339       $768

COLUMBIA CALIFORNIA TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 46.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from California state individual income tax and federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in municipal securities that pay interest exempt from federal income tax and California state individual income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia California Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from individual income tax in one state. The value of the Fund and the amount of interest it pays could be affected by the financial conditions of the state, and its local governments and public authorities. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on California municipal obligations, which generally are free from federal income tax and California state individual income tax, but may be subject to alternative minimum taxes and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes; however, such opinions are not binding on tax authorities. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by California and its municipalities, is more vulnerable to unfavorable developments in California than funds that invest in municipal bonds of many different states. Following an economic recession in 2001, the California economy began to improve in 2004 and continued to grow at a solid pace through 2005, resulting in higher-than anticipated revenue growth. Most of the revenue growth, however, resulted from volatile sources such as business earnings and investment income, which could subside quickly should the California economy experience a more severe slowing than is currently anticipated in 2006 and 2007. In addition, California will likely encounter budget shortfalls following the 2006-07 fiscal year as it faces a number of economic risks and budgetary pressures, including a steeper-than-expected decline in California's real estate market and a sharper-than-expected rise in energy prices. It is unclear how the current economic conditions may affect the Fund. Adverse conditions affecting California generally could have an impact on the State and California municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Investor Class Shares has varied from year to year.

               1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               2.88%    3.07%    2.74%    2.51%    3.10%    1.97%    0.91%    0.52%    0.67%    1.85%



              *Year-to-date return as of June 30, 2006: 1.37%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:          0.83%
         WORST: 3RD QUARTER 2003:         0.09%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                     1 YEAR    5 YEARS    10 YEARS
         INVESTOR CLASS SHARES                       1.85%      1.18%      2.02%

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Investor Class Shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                           Investor Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.25%



         Distribution (12b-1) and shareholder servicing fees            0.35%



         Other expenses                                                 0.01%
                                                                       -------



         Total annual Fund operating expenses                           0.61%



         Fee waivers and/or reimbursements                             (0.06)%
                                                                       -------



         Total net expenses(3)                                          0.55%
                                                                       =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR CLASS SHARES                   $56      $189      $334       $756

COLUMBIA NEW YORK TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 46.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from New York state individual income tax and federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in municipal securities that pay interest that is free from federal income tax and New York state individual income tax. These securities are issued by or on behalf of the State of New York, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia New York Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from individual income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on New York municipal obligations, which generally are free from federal income tax and New York State and New York City individual income tax, but may be subject to alternative minimum taxes and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be a suitable investment for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes; however, such opinions are not binding on tax authorities. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by New York State, New York City and New York's other municipalities, is more vulnerable to unfavorable developments in New York than funds that invest in municipal bonds of many different states. Although New York's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment and a very small share of the nation's farming and mining activity, adverse conditions affecting any one of these industries could have a negative impact on New York municipal securities. Travel and tourism also constitute an important part of the New York State and City economies. The September 11, 2001 terrorist attack on the World Trade Center in New York City had an adverse effect on all areas of the New York economy. In addition, State costs for employee pensions have increased dramatically, while costs associated with debt services, Medicaid, welfare and other entitlement programs have also risen. However, New York's economy has been growing since September 2003.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

BECAUSE INVESTOR CLASS SHARES OF THE FUND DID NOT HAVE ANY ASSETS AS OF DECEMBER 31, 2005, THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS. THE TRUST CLASS SHARES HAVE SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES AND DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Trust Class Shares has varied from year to year.

               2003     2004     2005
               ----     ----     ----
               0.84%    0.96%    2.12%



              *Year-to-date return as of June 30, 2006: 1.51%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2005:           0.65%
         WORST: 3RD QUARTER 2003:          0.18%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         TRUST CLASS SHARES                                        2.12%     1.27%




      *THE INCEPTION DATE OF TRUST CLASS SHARES IS FEBRUARY 15, 2002.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Investor Class Shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                           Investor Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.25%



         Distribution (12b-1) and shareholder servicing fees            0.35%



         Other expenses                                                 0.09%
                                                                       -------



         Total annual Fund operating expenses                           0.69%



         Fee waivers and/or reimbursements                             (0.14%)
                                                                       -------



         Total net expenses(3)                                          0.55%
                                                                       =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR CLASS SHARES                   $56      $207      $370       $845

Other important information
[LINE GRAPH GRAPHIC]

You'll find specific information about each Fund's investment objective, principal investment strategies and risks in the descriptions starting on page
4. The following are some other risks and information you should consider before you invest:

      - SPECIAL RULES FOR MONEY MARKET FUNDS -- Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

           - may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

           - must maintain an average dollar-weighted maturity of 90 days or less

             Also, the Funds:

           - may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days (except for Columbia California Tax-Exempt Reserves and Columbia New York Tax-Exempt Reserves, which are subject to less restrictive diversification standards)

           - may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier securities (except for Columbia California Tax-Exempt Reserves and Columbia New York Tax-Exempt Reserves, each of which may invest up to 5% of its total assets in second-tier securities)

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. The 80% Policy of certain Funds may be changed without shareholder approval by giving shareholders at least 60 days' notice. The 80% Policy of certain other Funds and other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons may not earn income.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, distribution, administration, shareholder servicing, transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Columbia Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Columbia Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI and on the Columbia Funds' website at www.columbiafunds.com under Fund Portfolio Data. In addition, a complete list of each Fund's portfolio holdings for each calendar month will be available upon request 5 business days following each month-end.

      - INFORMATION FOR FEDERALLY CHARTERED CREDIT UNIONS -- Shares of Columbia Treasury Reserves and Columbia Government Reserves are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration Rules and Regulations and the National Credit Union Administration Letter Number 155.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- Each Fund may incur significant transaction costs that are in addition to the total annual Fund operating expenses disclosed in the fee tables. These transaction costs are made up of all the costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Fund's transaction costs are not.

How the Funds are managed
(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER (COLUMBIA MANAGEMENT ADVISORS, LLC) AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 100 mutual fund portfolios in the Columbia Funds Family, including the Money Market Funds described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities and money market instruments. The Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions.

Columbia Management currently has approximately $312 billion in assets under management, which consists of assets under the discretionary management of both the Adviser and Columbia Wanger Asset Management, L.P.

Columbia Funds pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with the Adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

The Adviser has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2007. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that the Adviser will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees the Adviser can receive, along with the actual advisory fees the Adviser and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  COLUMBIA CASH RESERVES                                      0.15%      0.12%



  COLUMBIA MONEY MARKET RESERVES                              0.15%      0.12%



  COLUMBIA TREASURY RESERVES                                  0.15%      0.12%



  COLUMBIA GOVERNMENT RESERVES                                0.15%      0.12%



  COLUMBIA MUNICIPAL RESERVES                                 0.15%      0.12%



  COLUMBIA TAX-EXEMPT RESERVES                                0.15%      0.12%



  COLUMBIA CALIFORNIA TAX-EXEMPT RESERVES                     0.15%      0.12%



  COLUMBIA NEW YORK TAX-EXEMPT RESERVES                       0.15%      0.15%

INVESTMENT SUB-ADVISER

Columbia Funds and the Adviser may engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and the Funds have applied for relief from the SEC to permit the Funds to act on many of The Adviser's recommendations with approval only by the Board and not by Fund shareholders. The Adviser or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

A discussion regarding the basis for the Board of Trustees approving the investment sub-advisory agreement with each sub-adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT DISTRIBUTORS, INC.

ONE FINANCILA CENTER
BOSTON, MA 02111-2621

--------------------------------------------------------------------------------


OTHER SERVICE PROVIDERS

The Funds are distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer and an indirect, wholly-owned subsidiary of Bank of America Corporation. The Distributor may pay distribution (12b-1) and shareholder servicing fees and/or other compensation to companies for selling shares and providing services to investors.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------

Columbia Management Advisors, LLC is the administrator of the Funds (Administrator), and is responsible for overseeing the administrative operations of the Funds. The Funds pay the Administrator a fee of 0.10% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT SERVICES, LLC

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------

Columbia Management Services, Inc. is the transfer agent for the Funds' shares (Transfer Agent), and is an indirect, wholly-owned subsidiary of Bank of America Corporation. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares
[DOLLAR GRAPHIC]

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


This prospectus offers Investor Class Shares of the Funds. Here are some general rules about this class of shares:

  - Investor Class Shares are available on a direct basis or through certain financial institutions and intermediaries for their own accounts, and for certain client accounts. This class of shares may be offered by:

     - Bank of America and certain of its affiliates

     - certain other financial institutions and intermediaries.

  - The minimum initial investment is $25,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to come up with the minimum initial investment. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Investor Class Shares.

  - There is no minimum for additional investments.

  - The minimum initial investment is $10,000 using the Systematic Investment Plan. The minimum for additional investments under this plan is $1,000.

  - There are no sales charges for buying, selling or exchanging these shares.

  - Please contact your investment professional for more information about the availability of this share class.

You'll find more information about buying, selling and exchanging Investor Class Shares on the pages that follow. You should also ask your financial institution, intermediary or selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related services and programs.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. If you have questions about buying, selling or exchanging, or you need help placing an order, please call us at 1.800.353.0828 if you're an institutional investor, or 1.800.345.6611 if you're an individual investor. You can also contact your investment professional.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

Frequent purchases and sales of Fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the Funds) and disrupting portfolio management strategies. However, money market funds are designed to offer investors a liquid cash option that they may purchase and sell as often as they wish. Accordingly, Columbia Funds' Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares and the Funds accommodate frequent trading.

Except as expressly described in this prospectus (such as minimum purchase amounts), the Funds have no limits on purchase or exchange transactions. The Funds reserve the right, but have no obligation, to reject any purchase or exchange transaction at any time. In addition, Columbia Funds reserves the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

                        Ways to buy, sell
                           or exchange        How much you can buy, sell or exchange            Other things to know
                       -------------------    --------------------------------------    -------------------------------------
Buying shares          In a lump sum          MINIMUM INITIAL INVESTMENT:               There is no limit to the amount you
                                              - $25,000                                 can invest in Investor Class Shares.
                                              MINIMUM ADDITIONAL INVESTMENT:
                                              - none

                       Using our              minimum initial investment:               You can buy shares any day of the
                       Systematic             - $10,000                                 month on a monthly or quarterly
                       Investment Plan        minimum additional investment:            schedule.
                                              - $1,000

                       By wire                                                          You may purchase shares of a Fund by
                                                                                        wiring money from your bank account
                                                                                        to your Fund account. To wire funds
                                                                                        to your account, call 1.800.422.3737
                                                                                        for wiring instructions.

                       By electronic funds                                              You may purchase shares of a Fund by
                       transfer                                                         electronically transferring money
                                                                                        from your bank account to your Fund
                                                                                        account by calling 1.800.422.3737. An
                                                                                        electronic funds transfer may take up
                                                                                        to two business days to settle and be
                                                                                        considered in "good form." You must
                                                                                        set up this feature prior to your
                                                                                        request.

Selling shares         In a lump sum          - shares sold by check via the            A Fund will generally send proceeds
                                                telephone or through the internet       from the sale to you as soon as
                                                are limited to an aggregate of          practicable following the
                                                $100,000 in a 30-day period             determination of the Fund's net asset
                                              - restrictions may apply to               value applicable to your order.
                                                withdrawals from retirement plan        However, if you purchased your shares
                                                accounts                                by check, a Fund may delay sending
                                                                                        the proceeds from the sale of your
                                                                                        shares for up to 15 days after your
                                                                                        purchase to protect against checks
                                                                                        that are returned.

                       Using our free         - minimum $250 per check                  You can write checks for free. You
                       checkwriting                                                     can only use checks to make partial
                       service                                                          withdrawals from a Fund. You can't
                                                                                        use a check to make a full withdrawal
                                                                                        from a Fund.

                       Using our Automatic    - no minimum per withdrawal               Your account balance must be at least
                       Withdrawal Plan        - $5,000 requirement waived for           $5,000 to set up the plan. You can
                                                certain fee based accounts              make withdrawals any day of the month
                                                                                        on a monthly, quarterly or
                                                                                        semi-annual basis. We'll send your
                                                                                        money by check or deposit it directly
                                                                                        to your bank account.

                       By wire                                                          You may sell shares of a Fund and
                                                                                        request that the proceeds be wired to
                                                                                        your bank account. You must set up
                                                                                        this feature prior to your request.

                        Ways to buy, sell
                           or exchange        How much you can buy, sell or exchange            Other things to know
                       -------------------    --------------------------------------    -------------------------------------
                       By electronic funds                                              You may sell shares of a Fund and
                       transfer                                                         request that the proceeds be
                                                                                        electronically transferred to your
                                                                                        bank account. Proceeds may take up to
                                                                                        two business days to be received by
                                                                                        your bank. You must set up this
                                                                                        feature prior to your request.

Exchanging shares      In a lump sum          - new account minimums apply to           You can generally exchange Investor
                                                exchanges                               Class shares of a Fund for Investor
                                                                                        Class Shares of any other Fund
                                                                                        distributed by the Distributor. Some
                                                                                        exceptions apply.

                       Using our Automatic    - minimum $100 per exchange               You can make exchanges any day of the
                       Exchange Feature                                                 month.

                       By dividend                                                      You may automatically invest
                       diversification                                                  dividends distributed by a Fund into
                                                                                        the same class of shares (and, in
                                                                                        some cases, certain other classes) of
                                                                                        the Fund at no additional sales
                                                                                        charge. Additional sales charges may
                                                                                        apply if you are exchanging from a
                                                                                        Money Market Fund. To reinvest your
                                                                                        dividends, call 1.800.345.6611.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE MONEY MARKET FUNDS RESERVE THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

IN ADDITION TO WEEKENDS, EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------

HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  - 9:45 a.m., 11:00 a.m., 2:30 p.m. and 5:00 p.m. Eastern time each business day for each share class of Columbia Cash Reserves, Columbia Money Market Reserves and Columbia Treasury Reserves

  - 9:45 a.m., 11:00 a.m. and 2:30 p.m. Eastern time each business day for each share class of Columbia Government Reserves

  - 12:00 noon Eastern time each business day for each share class of Columbia Municipal Reserves and Columbia Tax-Exempt Reserves

  - 11:30 a.m. Eastern time each business day for each share class of Columbia California Tax-Exempt Reserves and Columbia New York Tax-Exempt Reserves

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN A FUND

The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders to buy, sell or exchange shares may be delivered to the Transfer Agent by phone, in writing, or through the internet. For more information on account and trading restrictions and special sign-up procedures for internet transactions, please call us at 1.800.353.0828 for institutional investors or 1.800.345.6611 for individual investors. The Transfer Agent has procedures in place to authenticate electronic instructions. You will be asked to accept the terms of an online agreement(s) and utilize a password for internet services. Orders received in good order by the Fund, Distributor, Transfer Agent or their agents by the following times on a business day (unless the Fund closes early) will be processed as follows:

  - If your order for Columbia Cash Reserves, Columbia Money Market Reserves or Columbia Treasury Reserves is received in good form by the Transfer Agent by 5:00 p.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you'll receive that day's dividends).

  - If your order for Columbia Government Reserves is received in good form by the Transfer Agent by 2:30 p.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you'll receive that day's dividends).

  - If your order for Columbia Municipal Reserves or Columbia Tax-Exempt Reserves is received in good form by the Transfer Agent by 12:00 noon Eastern time, you will receive that day's net asset value per share (and in the case of purchases you'll receive that day's dividends).

  - If your order for Columbia California Tax-Exempt Reserves or Columbia New York Tax-Exempt Reserves is received in good order by the Transfer Agent by 11:30 a.m. Eastern time, you will receive that day's net asset value per share (and in the case of purchases you'll receive that day's dividends).

Investors are encouraged to place orders to sell as early in the day as possible. The business day that applies to an order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. We will not be liable for following telephone instructions that we reasonably believe are genuine.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(PLUS DOLLAR SIGN  BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Investor Class Shares at net asset value per share.

        - For purchases via Fedwire, we must receive payment by the close of the Federal Reserve wire transfer system (typically 6 p.m. Eastern time) on the business day the Fund, Distributor, Transfer Agent or their agents receive the order (unless the Fund closes early).

          If we receive payment after this time, we'll cancel the order. We'll return any payment received for orders that we cancel. We can change this time under certain circumstances, for example, when there's more wiring activity than normal.

        - If we do not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal fund rate. We have the right to redeem all or part of your holding of shares in any Fund in order to meet these costs.

        - Financial institutions, intermediaries and selling agents are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We don't issue certificates.

        - You may purchase shares of a Fund by electronically transferring money from your bank account to your Fund account by calling 1.800.422.3737. An electronic funds transfer may take up to two business days to settle and be considered in "good form." You must set up this feature prior to your request.

SYSTEMATIC INVESTMENT PLAN
You can make regular purchases of $1,000 or more using automatic transfers from your bank account to the Funds you choose. You can contact your financial adviser or us to set up the plan.

Here's how the plan works:

  - You can buy shares any day of the month on a monthly, quarterly or semi-annual basis.

  - Some exceptions may apply to employees of Bank of America and its affiliates. For details, please contact your financial adviser.

--------------------------------------------------------------------------------

"GOOD FORM" MEANS THAT THE MONEY USED TO PURCHASE YOUR SHARES IS FULLY COLLECTED. WHEN SELLING SHARES BY LETTER OF INSTRUCTION, "GOOD FORM" ALSO MEANS
(I) YOUR LETTER HAS COMPLETE INSTRUCTIONS, THE PROPER SIGNATURES AND MEDALLION SIGNATURE GUARANTEES AND (II) ANY OTHER REQUIRED DOCUMENTS ARE ATTACHED. FOR ADDITIONAL DOCUMENTS REQUIRED FOR SALES BY CORPORATIONS, AGENTS, FIDUCIARIES, SURVIVING JOINT OWNERS AND OTHER LEGAL ENTITIES PLEASE CALL 1.800.353.0828 (INSTITUTIONAL INVESTORS) OR 1.800.345.6611 (INDIVIDUAL INVESTORS). NO INTEREST WILL BE PAID ON UNCASHED REDEMPTION CHECKS.




 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------



(MINUS DOLLAR SIGN SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - If you're selling shares through a selling agent, financial institution or intermediary, we normally send the sale proceeds by Fedwire as soon as practicable following the net asset value determination time applicable to your order. For more information please refer to HOW ORDERS ARE PROCESSED or contact the Transfer Agent.

        - If you're selling your shares directly through us, we normally send the sale proceeds by mail or electronically transfer to your bank account on the same business day that the Fund receives your order.

        - For shares sold by Fedwire there is generally a $500 minimum transaction amount and a fee of $7.50. The receiving bank may charge additional fees.

        - You can sell up to an aggregate of $100,000 of shares by check via the telephone or through the internet to the address of record or via ACH to your bank in a 30-day period if you qualify for telephone orders.

        - If you paid for your shares by check, we'll hold the sale proceeds when you sell those shares for at least 10 days after the trade date of the purchase.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - If you hold any shares in certificate form, you will not be able to sell those shares until you return the certificates to the Transfer Agent.

        - You may sell shares of a Fund and request that the proceeds be electronically transferred to you bank account. Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your request.

        - Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares (except shares of Columbia Treasury Reserves).

        - We can delay payment of the sale proceeds of Columbia Cash Reserves, Columbia Money Market Reserves, Columbia Treasury Reserves or Columbia Government Reserves for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

        - We can delay payment of the sale proceeds of Columbia Municipal Reserves, Columbia Tax-Exempt Reserves, Columbia California Tax-Exempt Reserves or Columbia New York Tax-Exempt Reserves for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation of share value), or your account may be subject to an annual fee of $10. The Transfer Agent will send you written notification of such action and provide details on how you can add money to your account to avoid this penalty.

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you.

        - under certain other circumstances allowed under the 1940 Act.

CHECKWRITING SERVICE
You can withdraw money from the Funds using our free checkwriting service. You can contact your financial adviser or us to set up the service.

Here's how the service works:

  - Each check you write must be for a minimum of $250.

  - You can only use checks to make partial withdrawals. You can't use a check to make a full withdrawal of the shares you hold in a Fund.

  - Shares you sell by writing a check are eligible to receive distributions up to the day our custodian receives the check for payment.

  - We can change or cancel the service by giving you 30 days notice in writing.

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw funds any day of the month on a monthly, quarterly or semi-annual basis. You can contact your financial adviser or us to set up the plan.

Here's how the plan works:

  - Your account balance must be at least $5,000 to set up the plan. Certain fee based accounts are not subject to the $5,000 requirement.

  - If you set up the plan after you've opened your account, your signature must be Medallion Guaranteed.

  - We'll send you a check or deposit the money directly to your bank account.

  - You can cancel the plan by giving your financial adviser or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------



(ARROWS GRAPHIC)   EXCHANGING SHARES

      You can generally sell shares of a Fund to buy shares of another Fund distributed by the Distributor. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - You can generally exchange Investor Class Shares of a Fund for Investor Class Shares of any other Fund distributed by the Distributor. Some exceptions apply.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - We may limit the number of exchanges you can make within a specified period of time.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until the Transfer Agent has received the certificate and deposited the shares to your account.

AUTOMATIC EXCHANGE FEATURE

The Automatic Exchange Feature lets you exchange $100 or more of Investor Class Shares any day of the month. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to the Transfer Agent in writing or call 1.800.345.6611.

  - If you set up your plan to exchange more than $100,000 you must have your signature Medallion Guaranteed.

  - You can choose to have us transfer your money on any day of the month.

  - The rules for making exchanges apply to automatic exchanges.

How selling and servicing agents are paid
(PERCENT GRAPHIC)

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 OF THE 1940 ACT.

THE SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------

Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES

The Distributor and selling and servicing agents are compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

The Distributor may leave a maximum annual distribution (12b-1) fee of 0.10% of the average daily net assets of Investor Class Shares of the Funds, some or all of which may be paid to selling agents.

Servicing agents may receive a maximum annual shareholder servicing fee of 0.25% of the average daily net assets of Investor Class Shares of the Funds.

Fees are calculated daily and paid to the Distributor periodically. Because these fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment, and may cost you more than any sales charges you may pay.

The Funds pay these fees to the Distributor and/or to eligible selling and servicing agents and financial institutions, including the Adviser or other affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION -- FINANCIAL INTERMEDIARY PAYMENTS

In addition, the Distributor or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor or one of its affiliates. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by the Distributor attributable to that financial intermediary, gross sales of the mutual funds distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the support payments to any one financial intermediary are generally expected to be between 0.02% and 0.10% (between 0.03% and 0.12% in the case of the Columbia Money Market Funds) on an annual basis for payments based on average net assets of the Funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds (other than the Columbia Money Market Funds) attributable to the financial intermediary. The Distributor or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in the Fund.

Payments may also be made to certain financial intermediaries, including other Bank of America affiliates, that provide investor services to retirement plans and other investment programs to compensate financial intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.30% of the total Fund assets in the program on an annual basis. The Board has authorized the Funds to reimburse the Transfer Agent for amounts paid to financial intermediaries that maintain assets in omnibus accounts, subject to an annual cap of 0.11% of net assets maintained in such accounts. The amounts in excess of that reimbursed by a Fund will be borne by the Distributor or its affiliates.

The Distributor or its affiliates may make other payments or allow promotional incentives to financial intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

Amounts paid by the Distributor or its affiliates are paid out of the Distributor's or its affiliates' own revenue and do not increase the amount paid by you or your Fund. You can find further details about the payments made by the Distributor or its affiliates and the services provided by financial intermediaries as well as a list of the financial intermediaries to which the Distributor or its affiliates has agreed to make marketing support payments in the SAI, which can be obtained at www.columbiafunds.com or by calling
1.800.345.6611. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from the Distributor and its affiliates and any services it provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular Fund or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.

Distributions and taxes
(TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------

ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, the gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain, if any, to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares and is called a distribution.

Although the Funds do not expect to realize any capital gain, any capital gain realized by a Fund will be distributed at least once a year. The Funds declare distributions of net investment income each business day, and pay them on the first business day of each month. Normally, each Fund will declare and pay distributions of net investment income as indicated above. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily distribution Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Funds) or trade date (all other Funds), and realized net capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts because each class has different expenses.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at
1.800.353.0828 if you're an institutional investor, or 1.800.345.6611 if you're an individual investor. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the same Fund.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------

HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Fund's ordinary income and any net realized short-term capital gain, if any, generally are taxable to you as ordinary income. Although the Funds do not expect to realize significant capital gain any distributions of net realized long-term capital gain, if any, generally are taxable to you as long-term capital gain.

In general, corporate shareholders will not be able to deduct any distributions when determining their taxable income. Fund distributions also will not qualify for reductions in federal income taxation of dividends payable to individuals from certain domestic and foreign corporations.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. State and local taxes may also apply to distributions.

COLUMBIA MUNICIPAL RESERVES, COLUMBIA TAX-EXEMPT RESERVES,
COLUMBIA CALIFORNIA TAX-EXEMPT RESERVES, COLUMBIA NEW YORK
TAX-EXEMPT RESERVES


In general, you will not be subject to federal income tax on distributions from Columbia Municipal Reserves, Columbia Tax-Exempt Reserves, Columbia California Tax-Exempt Reserves and Columbia New York Tax-Exempt Reserves of their net tax-exempt interest income. Distributions from Columbia California Tax-Exempt Reserves of its net interest income from California municipal securities will not be subject to California state individual income tax. Distributions from Columbia New York Tax-Exempt Reserves of its net interest income from New York municipal securities will not be subject to New York State and New York City individual income tax. Distributions from these Funds, however, may be subject to state, local and other taxes, including corporate taxes.

A portion of the distributions from Columbia Municipal Reserves, Columbia California Tax-Exempt Reserves and Columbia New York Tax-Exempt Reserves may also be subject to alternative minimum taxes.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is exempt from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult your tax adviser about your specific tax situation.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied as a credit against your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

Legal matters

On February 9, 2005, the Adviser and Distributor entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, the Adviser and Distributor have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. The Adviser and Distributor are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Columbia Funds Series Trust (formerly known as Nations Funds Trust), its Board of Trustees, Bank of America Corporation and certain of its affiliates, including the Adviser and Distributor (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and other cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Funds Series Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds Series Trust against BAC and others that asserts claims under the federal securities laws and state common law. Columbia Funds Series Trust is a nominal defendant in this action.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of these actions. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Columbia Funds shareholders and/or the Columbia Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for preliminary approval.

Separately, several putative class actions have been filed against Columbia Funds Series Trust, Bank of America Corporation and certain of its affiliates, and others, in various federal courts relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. (George Siepel, et al. v. Bank of America, Columbia Funds Series Trust, et al., instituted December 28, 2005, U.S. District Court, E.D. Mo.; Luleff v. Bank of America, Columbia Funds Series Trust, William Carmichael, et al., instituted February 22, 2006, U.S. District Court, S.D. NY.) The suits allege various claims including state law claims for breach of fiduciary duty, breach of contract, unjust enrichment and violations of federal securities laws and seek damages and other remedies.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights tables are designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the Funds' financial statements, is included in the Funds' annual report. The independent registered public accounting firm's report and the Funds' financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

COLUMBIA CASH RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR CLASS SHARES                        03/31/06             03/31/05             03/31/04             03/31/03
  Net asset value, beginning of year             $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0321               0.0123               0.0065               0.0126
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0321)             (0.0123)             (0.0065)             (0.0126)
  Net asset value, end of year                   $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 3.26%                1.23%                0.66%                1.27%
                                          ===================  ===================  ===================  ===================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $1,659,521           $1,814,403           $2,321,369           $3,621,418
  Ratio of operating expenses to average
    net assets(a)                                0.55%                0.55%              0.55%(c)             0.55%(b)
  Ratio of net investment income/(loss)
    to average net assets                        3.18%                1.18%                0.66%                1.27%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.62%                0.62%                0.61%                0.61%

                                               YEAR ENDED
  INVESTOR CLASS SHARES                         03/31/02
  Net asset value, beginning of year              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0285
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0285)
  Net asset value, end of year                    $1.00
  TOTAL RETURN++                                  2.89%
                                           ===================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $4,966,158
  Ratio of operating expenses to average
    net assets(a)                               0.55%(b)
  Ratio of net investment income/(loss)
    to average net assets                         2.57%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.62%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The reimbursement from the Fund's investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

COLUMBIA MONEY MARKET RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR CLASS SHARES                        03/31/06             03/31/05             03/31/04             03/31/03
  Net asset value, beginning of year             $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0322               0.0122               0.0063               0.0119
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0322)             (0.0122)             (0.0063)             (0.0119)
  Net asset value, end of year                   $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 3.27%                1.22%                0.63%                1.21%
                                          ===================  ===================  ===================  ===================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $107,221              $85,981              $89,996              $61,153
  Ratio of operating expenses to average
    net assets(a)                                0.55%                0.55%                0.55%              0.55%(b)
  Ratio of net investment income/(loss)
    to average net assets                        3.26%                1.20%                0.63%                1.19%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.61%                0.62%                0.61%                0.61%

                                               YEAR ENDED
  INVESTOR CLASS SHARES                         03/31/02
  Net asset value, beginning of year              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0276
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0276)
  Net asset value, end of year                    $1.00
  TOTAL RETURN++                                  2.80%
                                           ===================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $44,170
  Ratio of operating expenses to average
    net assets(a)                                 0.55%
  Ratio of net investment income/(loss)
    to average net assets                         2.50%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.63%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA TREASURY RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR CLASS SHARES                        03/31/06             03/31/05             03/31/04             03/31/03
  Net asset value, beginning of year             $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0310               0.0109               0.0058               0.0116
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0310)             (0.0109)             (0.0058)             (0.0116)
  Net asset value, end of year                   $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 3.14%                1.10%                0.58%                1.16%
                                          ===================  ===================  ===================  ===================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $230,999             $368,396             $450,784             $673,332
  Ratio of operating expenses to average
    net assets(a)                                0.55%                0.55%                0.55%                0.55%
  Ratio of net investment income/(loss)
    to average net assets                        3.05%                1.02%                0.59%                1.17%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.61%                0.62%                0.61%                0.61%

                                               YEAR ENDED
  INVESTOR CLASS SHARES                         03/31/02
  Net asset value, beginning of year              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0267
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0267)
  Net asset value, end of year                    $1.00
  TOTAL RETURN++                                  2.70%
                                           ===================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $688,990
  Ratio of operating expenses to average
    net assets(a)                                 0.55%
  Ratio of net investment income/(loss)
    to average net assets                         2.46%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.62%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

COLUMBIA GOVERNMENT RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR CLASS SHARES                        03/31/06             03/31/05             03/31/04             03/31/03
  Net asset value, beginning of year             $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0313               0.0117               0.0060               0.0116
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0313)             (0.0117)             (0.0060)             (0.0116)
  Net asset value, end of year                   $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 3.17%                1.18%                0.60%                1.17%
                                          ===================  ===================  ===================  ===================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $364,023             $460,841             $792,634             $578,548
  Ratio of operating expenses to average
    net assets(a)                                0.55%                0.55%                0.55%                0.55%
  Ratio of net investment income/(loss)
    to average net assets                        3.11%                1.10%                0.61%                1.13%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.62%                0.62%                0.61%                0.62%

                                               YEAR ENDED
  INVESTOR CLASS SHARES                         03/31/02
  Net asset value, beginning of year              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0268
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0268)
  Net asset value, end of year                    $1.00
  TOTAL RETURN++                                  2.71%
                                           ===================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $1,001,552
  Ratio of operating expenses to average
    net assets(a)                                 0.55%
  Ratio of net investment income/(loss)
    to average net assets                         2.35%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.63%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

COLUMBIA MUNICIPAL RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR CLASS SHARES                        03/31/06             03/31/05             03/31/04             03/31/03
  Net asset value, beginning of year             $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0221               0.0093               0.0054               0.0093
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0221)             (0.0093)             (0.0054)             (0.0093)
  Net asset value, end of year                   $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 2.23%                0.93%                0.54%                0.93%
                                          ===================  ===================  ===================  ===================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $66,136              $84,348             $147,189              $89,289
  Ratio of operating expenses to average
    net assets                                 0.55%(a)               0.55%                0.55%                0.55%
  Ratio of net investment income/(loss)
    to average net assets                        2.19%                0.88%                0.53%                0.88%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.61%(a)               0.63%                0.62%                0.63%

                                               YEAR ENDED
  INVESTOR CLASS SHARES                         03/31/02
  Net asset value, beginning of year              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0180
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0180)
  Net asset value, end of year                    $1.00
  TOTAL RETURN++                                  1.82%
                                           ===================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $48,022
  Ratio of operating expenses to average
    net assets                                    0.55%
  Ratio of net investment income/(loss)
    to average net assets                         1.68%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.65%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

COLUMBIA TAX-EXEMPT RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR CLASS SHARES                        03/31/06             03/31/05             03/31/04             03/31/03
  Net asset value, beginning of year             $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0216               0.0090               0.0051               0.0089
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0216)             (0.0090)             (0.0051)             (0.0089)
  Net asset value, end of year                   $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 2.18%                0.90%                0.51%                0.89%
                                          ===================  ===================  ===================  ===================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $7,567               $11,280              $22,071             $138,285
  Ratio of operating expenses to average
    net assets                                 0.55%(a)               0.55%                0.55%                0.55%
  Ratio of net investment income/(loss)
    to average net assets                        2.12%                0.82%                0.49%                0.78%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.62%(a)               0.63%                0.62%                0.63%

                                               YEAR ENDED
  INVESTOR CLASS SHARES                         03/31/02
  Net asset value, beginning of year              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0179
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0179)
  Net asset value, end of year                    $1.00
  TOTAL RETURN++                                  1.81%
                                           ===================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $210,389
  Ratio of operating expenses to average
    net assets                                    0.55%
  Ratio of net investment income/(loss)
    to average net assets                         1.75%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.68%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

COLUMBIA CALIFORNIA TAX-EXEMPT
RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR CLASS SHARES                        03/31/06             03/31/05             03/31/04             03/31/03
  Net asset value, beginning of year             $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0215               0.0088               0.0048               0.0081
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0215)             (0.0088)             (0.0048)             (0.0081)
  Net asset value, end of year                   $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 2.17%                0.88%                0.48%                0.81%
                                          ===================  ===================  ===================  ===================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $225,846             $244,229             $369,440             $360,205
  Ratio of operating expenses to average
    net assets                                 0.55%(a)               0.55%                0.55%                0.55%
  Ratio of net investment income/(loss)
    to average net assets                        2.13%                0.85%                0.48%                0.80%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.61%(a)               0.63%                0.62%                0.62%

                                               YEAR ENDED
  INVESTOR CLASS SHARES                         03/31/02
  Net asset value, beginning of year              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0164
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0164)
  Net asset value, end of year                    $1.00
  TOTAL RETURN++                                  1.65%
                                           ===================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $240,724
  Ratio of operating expenses to average
    net assets                                    0.55%
  Ratio of net investment income/(loss)
    to average net assets                         1.03%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.63%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

COLUMBIA NEW YORK TAX-EXEMPT
RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                           PERIOD ENDED
  INVESTOR CLASS SHARES                                     12/22/02**
  Net asset value, beginning of period                         $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                0.0069
  LESS DISTRIBUTIONS:
  Dividends from net investment income                       (0.0069)
  Net asset value, end of period                               $1.00
  TOTAL RETURN+++                                              0.69%
                                          ===============================================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                          $--
  Ratio of operating expenses to average
    net assets                                                0.48%+
  Ratio of net investment income/(loss)
    to average net assets                                     0.92%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                    1.13%+

                                                            PERIOD ENDED
  INVESTOR CLASS SHARES                                       03/31/02*
  Net asset value, beginning of period                          $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                 0.0008
  LESS DISTRIBUTIONS:
  Dividends from net investment income                        (0.0008)
  Net asset value, end of period                                $1.00
  TOTAL RETURN+++                                              0.08%++
                                           ===============================================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                           $1
  Ratio of operating expenses to average
    net assets                                                 0.55%+
  Ratio of net investment income/(loss)
    to average net assets                                      0.68%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                     4.86%+

* Columbia New York Tax-Exempt Reserves Investor Class Shares commenced operations on February 15, 2002.
** Columbia New York Tax-Exempt Reserves Investor Class Shares were fully redeemed on December 22, 2002.
+ Annualized.
++ Not annualized.
+++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

Hypothetical investment and expense information

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Funds, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in each class of the Funds assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the Funds, which are the same as those stated in the Annual Fund Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables shown below reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charges, if any, which may be payable on redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

COLUMBIA CASH RESERVES -- INVESTOR SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%
              CUMULATIVE RETURN     ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE          AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO             EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%            0.55%                4.45%              $10,445.00       $56.22
       2           10.25%            0.62%                9.02%              $10,902.49       $66.18
       3           15.76%            0.62%               13.80%              $11,380.02       $69.08
       4           21.55%            0.62%               18.78%              $11,878.46       $72.10
       5           27.63%            0.62%               23.99%              $12,398.74       $75.26
       6           34.01%            0.62%               29.42%              $12,941.81       $78.56
       7           40.71%            0.62%               35.09%              $13,508.66       $82.00
       8           47.75%            0.62%               41.00%              $14,100.34       $85.59
       9           55.13%            0.62%               47.18%              $14,717.93       $89.34
      10           62.89%            0.62%               53.63%              $15,362.58       $93.25
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $5,362.58
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $767.56

COLUMBIA MONEY MARKET RESERVES -- INVESTOR SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%
              CUMULATIVE RETURN     ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE          AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO             EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%            0.55%                4.45%              $10,445.00       $56.22
       2           10.25%            0.61%                9.04%              $10,903.54       $65.11
       3           15.76%            0.61%               13.82%              $11,382.20       $67.97
       4           21.55%            0.61%               18.82%              $11,881.88       $70.96
       5           27.63%            0.61%               24.03%              $12,403.49       $74.07
       6           34.01%            0.61%               29.48%              $12,948.01       $77.32
       7           40.71%            0.61%               35.16%              $13,516.42       $80.72
       8           47.75%            0.61%               41.10%              $14,109.80       $84.26
       9           55.13%            0.61%               47.29%              $14,729.22       $87.96
      10           62.89%            0.61%               53.76%              $15,375.83       $91.82
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $5,375.83
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $756.41

COLUMBIA TREASURY RESERVES -- INVESTOR SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%
              CUMULATIVE RETURN     ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE          AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO             EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%            0.55%                4.45%              $10,445.00       $56.22
       2           10.25%            0.61%                9.04%              $10,903.54       $65.11
       3           15.76%            0.61%               13.82%              $11,382.20       $67.97
       4           21.55%            0.61%               18.82%              $11,881.88       $70.96
       5           27.63%            0.61%               24.03%              $12,403.49       $74.07
       6           34.01%            0.61%               29.48%              $12,948.01       $77.32
       7           40.71%            0.61%               35.16%              $13,516.42       $80.72
       8           47.75%            0.61%               41.10%              $14,109.80       $84.26
       9           55.13%            0.61%               47.29%              $14,729.22       $87.96
      10           62.89%            0.61%               53.76%              $15,375.83       $91.82
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $5,375.83
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $756.41

COLUMBIA GOVERNMENT RESERVES -- INVESTOR SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%
              CUMULATIVE RETURN     ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE          AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO             EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%            0.55%                4.45%              $10,445.00       $56.22
       2           10.25%            0.62%                9.02%              $10,902.49       $66.18
       3           15.76%            0.62%               13.80%              $11,380.02       $69.08
       4           21.55%            0.62%               18.78%              $11,878.46       $72.10
       5           27.63%            0.62%               23.99%              $12,398.74       $75.26
       6           34.01%            0.62%               29.42%              $12,941.81       $78.56
       7           40.71%            0.62%               35.09%              $13,508.66       $82.00
       8           47.75%            0.62%               41.00%              $14,100.34       $85.59
       9           55.13%            0.62%               47.18%              $14,717.93       $89.34
      10           62.89%            0.62%               53.63%              $15,362.58       $93.25
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $5,362.58
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $767.56

COLUMBIA MUNICIPAL RESERVES -- INVESTOR SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%
              CUMULATIVE RETURN     ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE          AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO             EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%            0.55%                4.45%              $10,445.00       $56.22
       2           10.25%            0.61%                9.04%              $10,903.54       $65.11
       3           15.76%            0.61%               13.82%              $11.382.20       $67.97
       4           21.55%            0.61%               18.82%              $11,881.88       $70.96
       5           27.63%            0.61%               24.03%              $12,403.49       $74.07
       6           34.01%            0.61%               29.48%              $12,948.01       $77.32
       7           40.71%            0.61%               35.16%              $13,516.42       $80.72
       8           47.75%            0.61%               41.10%              $14,109.80       $84.26
       9           55.13%            0.61%               47.29%              $14.729.22       $87.96
      10           62.89%            0.61%               53.76%              $15,375.83       $91.82
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $5,375.83
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $756.41

COLUMBIA TAX-EXEMPT RESERVES -- INVESTOR SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%
              CUMULATIVE RETURN     ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE          AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO             EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%            0.55%                4.45%              $10,445.00       $56.22
       2           10.25%            0.62%                9.02%              $10,902.49       $66.18
       3           15.76%            0.62%               13.80%              $11,380.02       $69.08
       4           21.55%            0.62%               18.78%              $11,878.46       $72.10
       5           27.63%            0.62%               23.99%              $12,398.74       $75.26
       6           34.01%            0.62%               29.42%              $12,941.81       $78.56
       7           40.71%            0.62%               35.09%              $13,508.66       $82.00
       8           47.75%            0.62%               41.00%              $14,100.34       $85.59
       9           55.13%            0.62%               47.18%              $14,717.93       $89.34
      10           62.89%            0.62%               53.63%              $15,362.58       $93.25
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $5,362.58
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $767.56

COLUMBIA CALIFORNIA TAX-EXEMPT RESERVES -- INVESTOR SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%
              CUMULATIVE RETURN     ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE          AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO             EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%            0.55%                4.45%              $10,445.00       $56.22
       2           10.25%            0.61%                9.04%              $10,903.54       $65.11
       3           15.76%            0.61%               13.82%              $11,382.20       $67.97
       4           21.55%            0.61%               18.82%              $11,881.88       $70.96
       5           27.63%            0.61%               24.03%              $12,403.49       $74.07
       6           34.01%            0.61%               29.48%              $12,948.01       $77.32
       7           40.71%            0.61%               35.16%              $13,516.42       $80.72
       8           47.75%            0.61%               41.10%              $14,109.80       $84.26
       9           55.13%            0.61%               47.29%              $14,729.22       $87.26
      10           62.89%            0.61%               53.76%              $15,375.83       $91.82
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $5,375.83
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $756.41

COLUMBIA NEW YORK TAX-EXEMPT RESERVES -- INVESTOR SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%
              CUMULATIVE RETURN     ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE          AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO             EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%            0.55%                4.45%              $10,445.00       $56.22
       2           10.25%            0.69%                8.95%              $10,895.18       $73.62
       3           15.76%            0.69%               13.65%              $11,364.76       $76.80
       4           21.55%            0.69%               18.55%              $11,854.58       $80.11
       5           27.63%            0.69%               23.66%              $12,365.52       $83.56
       6           34.01%            0.69%               28.98%              $12,898.47       $87.16
       7           40.71%            0.69%               34.54%              $13,454.39       $90.92
       8           47.75%            0.69%               40.34%              $14,034.28       $94.84
       9           55.13%            0.69%               46.39%              $14,639.15       $98.92
      10           62.89%            0.69%               52.70%              $15,270.10      $103.19
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $5,270.10
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $845.33

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO COLUMBIA FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------


Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of the Fund's assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 under the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

DEBT SECURITY -- when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has received a rating in the highest short-term rating category from two, or in some circumstances one, nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

GUARANTEED INVESTMENT CONTRACT -- an investment instrument issued by a rated insurance company in return for a payment by an investor.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as Standard & Poor's Corporation or Moody's Investors Service, Inc. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board. Please see the SAI for more information about credit ratings.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MONEY MARKET INSTRUMENT -- a high quality, short-term debt security that pays interest based on a fixed, variable or floating rate and is considered to mature in 13 months or less. Money market instruments include, but are not limited to, U.S. Treasury obligations, U.S. government obligations, certificates of deposit and time deposits, bankers' acceptances, commercial paper, corporate bonds, extendible commercial notes, asset backed securities, funding agreements, repurchase agreements and certain municipal securities.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

PARTICIPATION -- a pass-through certificate representing a share in a pool of debt obligations or other instruments.

PASS-THROUGH CERTIFICATE -- securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

PRIVATE ACTIVITY BOND -- a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SPECIAL PURPOSE ISSUER -- an entity organized solely to issue asset-backed securities on a pool of assets it owns.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

COLUMBIA MANAGEMENT.





Where to find more information

You'll find more information about Columbia Money Market Funds in the following documents:



ANNUAL AND SEMI-ANNUAL REPORTS

The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Columbia Funds:

By telephone:
1.800.353.0828 (Institutional Investors)
1.800.345.6611 (Individual Investors)

By mail:
COLUMBIA FUNDS
c/o COLUMBIA FUNDS SERVICES
P.O. BOX 8081
BOSTON, MA 02266-8081

On the Internet:
www.columbiafunds.com



Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.



SEC file number: 811-09645
Columbia Funds Series Trust

CSH-36/111186-0606

--------------------------------------------------------------------------------

  COLUMBIA MANAGEMENT--Registered Trademark--












                                  --------------------------------------


                                    Money Market Funds

                                    Prospectus - Service Class Shares

                                    August 1, 2006

                                  --------------------------------------


                                    Columbia Cash Reserves

                                    Columbia Money Market Reserves

                                    Columbia Treasury Reserves

                                    Columbia Government Reserves

                                    Columbia Municipal Reserves

                                    Columbia Tax-Exempt Reserves

                                    Columbia California Tax-Exempt Reserves

                                    Columbia New York Tax-Exempt Reserves




                                    THE SECURITIES AND EXCHANGE COMMISSION (SEC)
                                    HAS NOT APPROVED OR DISAPPROVED THESE
                                    SECURITIES OR DETERMINED IF THIS PROSPECTUS
                                    IS TRUTHFUL OR COMPLETE.

                                    ANY REPRESENTATION TO THE CONTRARY IS A
                                    CRIMINAL OFFENSE.


--------------------------------------------------------------------------------

  NOT FDIC-INSURED

  NOT BANK ISSUED

  NO BANK GUARANTEE

  MAY LOSE VALUE

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE COLUMBIA FUNDS FAMILY (COLUMBIA FUNDS OR COLUMBIA FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 71.

YOUR INVESTMENT IN A FUND IS NOT A BANK DEPOSIT OR OTHER OBLIGATION OF, OR ISSUED OR ENDORSED OR GUARANTEED BY, BANK OF AMERICA, N.A. (BANK OF AMERICA) OR ANY OF ITS AFFILIATES. YOUR INVESTMENT IN A FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUNDS AND MAY BE COMPENSATED OR INCENTED IN CONNECTION WITH THE SALE OF THE FUNDS.

YOUR INVESTMENT IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL INVESTED. YOUR INVESTMENT MAY LOSE MONEY.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about some Columbia Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

This prospectus offers Service Class Shares of the Funds. This class of shares is designed primarily for financial institutions and intermediaries for their own accounts, and for certain of their client accounts. Please turn to BUYING, SELLING AND EXCHANGING SHARES for more information about who is eligible to buy this class of shares.

ABOUT THE FUNDS

The Money Market Funds seek to provide income while protecting the principal of your original investment by investing in money market instruments.

Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

ARE THESE FUNDS RIGHT FOR YOU?

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Money Market Funds may be suitable for you if:

  - you're looking for a relatively low risk investment with stability of principal

  - you have short-term income needs

They may not be suitable for you if:

  - you're looking for higher returns and are prepared to assume a higher level of investment risk

  - you're more comfortable with bank deposits that are FDIC-insured

You'll find a discussion of each Fund's investment objective, principal investment strategies and principal risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.353.0828 if you're an institutional investor, or 1.800.345.6611 if you're an individual investor. You can also contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
[FILE FOLDER GRAPHIC]

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

COLUMBIA MANAGEMENT ADVISORS, LLC (THE ADVISER) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER STARTING ON PAGE 44.

--------------------------------------------------------------------------------


COLUMBIA CASH RESERVES                                           4
------------------------------------------------------------------
COLUMBIA MONEY MARKET RESERVES                                   9
------------------------------------------------------------------
COLUMBIA TREASURY RESERVES                                      14
------------------------------------------------------------------
COLUMBIA GOVERNMENT RESERVES                                    18
------------------------------------------------------------------
COLUMBIA MUNICIPAL RESERVES                                     22
------------------------------------------------------------------
COLUMBIA TAX-EXEMPT RESERVES                                    27
------------------------------------------------------------------
COLUMBIA CALIFORNIA TAX-EXEMPT RESERVES                         32
------------------------------------------------------------------
COLUMBIA NEW YORK TAX-EXEMPT RESERVES                           37
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     42
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       44

About your investment
[DOLLAR SIGN GRAPHIC]

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                         46
     How orders are processed                                   50
  How selling and servicing agents are paid                     56
  Distributions and taxes                                       58
  Legal matters                                                 61
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            62
------------------------------------------------------------------
HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION                 66
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   71
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

COLUMBIA CASH RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 44.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - bank obligations, including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches,

  - commercial paper,

  - corporate bonds,

  - extendible commercial notes,

  - asset-backed securities,

  - funding agreements,

  - municipal securities,

  - repurchase agreements and

  - other high quality short-term obligations.

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the portfolio management team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Cash Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - INTEREST RATE RISK -- The yield paid by the Fund will vary with changes in short-term interest rates.

      - CREDIT RISK -- Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. With respect to municipal securities, the ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid.

      - U.S. GOVERNMENT OBLIGATIONS -- Obligations of U.S. government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government would provide financial support to any of these entities if it is not obligated to do so by law.

      - REPURCHASE AGREEMENTS -- Repurchase agreements, while backed by collateral, carry some risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.

      - FOREIGN INVESTMENTS -- Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, potentially high or confiscatory levels of taxation, incomplete financial information about the issuers of securities, and political or economic instability. Foreign securities may be more volatile and less liquid than U.S. securities.

      - SHARE PRICE -- There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.

      - SELECTION OF INVESTMENTS -- The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

BECAUSE SERVICE CLASS SHARES OF THE FUND DID NOT HAVE ANY ASSETS AS OF DECEMBER 31, 2005, THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS. THE CLASS B SHARES HAVE SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES AND DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class B shares has varied from year to year.

               2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----
               5.31%    3.08%    0.70%    0.25%    0.37%    1.97%



              *Year-to-date return as of June 30, 2006: 1.73%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 3RD QUARTER 2000:          1.38%
         WORST: 2ND QUARTER 2004:         0.06%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         CLASS B SHARES                                    1.97%     1.27%     2.03%




      *THE INCEPTION DATE OF CLASS B SHARES IS OCTOBER 4, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Service Class Shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                            Service Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.25%



         Distribution (12b-1) and shareholder servicing fees             0.80%



         Other expenses                                                  0.02%
                                                                          --------



         Total annual Fund operating expenses                            1.07%



         Fee waivers and/or reimbursements                              (0.07)%
                                                                          --------



         Total net expenses(3)                                           1.00%
                                                                          ========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Service Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         SERVICE CLASS SHARES                    $102     $333      $583      $1,299

COLUMBIA MONEY MARKET RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 44.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - bank obligations, including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches,

  - commercial paper,

  - corporate bonds,

  - extendible commercial notes,

  - asset-backed securities,

  - funding agreements,

  - municipal securities,

  - repurchase agreements and

  - other high quality short-term obligations.

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the portfolio management team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Money Market Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - INTEREST RATE RISK -- The yield paid by the Fund will vary with changes in short-term interest rates.

      - CREDIT RISK -- Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. With respect to municipal securities, the ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid.

      - U.S. GOVERNMENT OBLIGATIONS -- Obligations of U.S. government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government would provide financial support to any of these entities if it is not obligated to do so by law.

      - REPURCHASE AGREEMENTS -- Repurchase agreements, while backed by collateral, carry some risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.

      - FOREIGN INVESTMENTS -- Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, potentially high or confiscatory levels of taxation, incomplete financial information about the issuers of securities, and political or economic instability. Foreign securities may be more volatile and less liquid than U.S. securities.

      - SHARE PRICE -- There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.

      - SELECTION OF INVESTMENTS -- The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Service Class Shares has varied from year to year.

               2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----
               5.41%    3.11%    0.72%    0.25%    0.50%    2.31%



              *Year-to-date return as of June 30, 2006 is not shown because Columbia Money Market Reserves
               Service Class Shares were fully redeemed on March 15, 2006.

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 3RD QUARTER 2000:          1.40%
         WORST: 2ND QUARTER 2004:         0.06%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         SERVICE CLASS SHARES                              2.31%     1.37%     2.25%




      *THE INCEPTION DATE OF SERVICE CLASS SHARES IS MAY 18, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Service Class Shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                            Service Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.25%



         Distribution (12b-1) and shareholder servicing fees             0.80%



         Other expenses                                                  0.01%
                                                                          --------



         Total annual Fund operating expenses                            1.06%



         Fee waivers and/or reimbursements                              (0.06)%
                                                                          --------



         Total net expenses(3)                                           1.00%
                                                                          ========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these limitations will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Service Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         SERVICE CLASS SHARES                    $102     $331      $579      $1,289

COLUMBIA TREASURY RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 44.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - U.S. Treasury obligations

  - repurchase agreements and reverse repurchase agreements secured by U.S. Treasury obligations and U.S. government obligations

  - obligations whose principal and interest are backed by the U.S. government

The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Treasury Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income and alternative minimum taxes and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

BECAUSE SERVICE CLASS SHARES OF THE FUND DID NOT HAVE ANY ASSETS AS OF DECEMBER 31, 2005, THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS. THE CLASS B SHARES HAVE SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES AND DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class B shares has varied from year to year.

               2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----
               5.04%    2.85%    0.61%    0.25%    0.33%    1.84%



              *Year-to-date return as of June 30, 2006: 1.67%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:          1.33%
         WORST: 3RD QUARTER 2004:         0.06%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         CLASS B SHARES                                    1.84%    1.17%     1.88%

      *THE INCEPTION DATE OF CLASS B SHARES IS OCTOBER 15, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Service Class Shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                            Service Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.25%



         Distribution (12b-1) and shareholder servicing fees             0.80%



         Other expenses                                                  0.01%
                                                                          --------



         Total annual Fund operating expenses                            1.06%



         Fee waivers and/or reimbursements                              (0.06)%
                                                                          --------



         Total net expenses(3)                                           1.00%
                                                                          ========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Service Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         SERVICE CLASS SHARES                    $102     $331      $579      $1,289

COLUMBIA GOVERNMENT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 44.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S.
                   government obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily U.S. government obligations and U.S. Treasury obligations.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Government Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income and alternative minimum taxes and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

BECAUSE SERVICE CLASS SHARES OF THE FUND DID NOT HAVE ANY ASSETS AS OF DECEMBER 31, 2005, THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS. THE CLASS B SHARES HAVE SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES AND DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class B shares has varied from year to year.

               2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----
               5.17%    2.93%    0.56%    0.25%    0.35%    1.89%



              *Year-to-date return as of June 30, 2006: 1.69%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:                1.34%
         WORST: 2ND QUARTER 2004:               0.06%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                                             LIFE OF
                                                          1 YEAR   5 YEARS    FUND*
         CLASS B SHARES                                   1.89%     1.19%     1.91%

      *THE INCEPTION DATE OF CLASS B SHARES IS NOVEMBER 2, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Service Class Shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                            Service Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.25%



         Distribution (12b-1) and shareholder servicing fees             0.80%



         Other expenses                                                  0.02%
                                                                          --------



         Total annual Fund operating expenses                            1.07%



         Fee waivers and/or reimbursements                              (0.07)%
                                                                          --------



         Total net expenses(3)                                           1.00%
                                                                          ========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Service Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         SERVICE CLASS SHARES                    $102     $333      $583      $1,299

COLUMBIA MUNICIPAL RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 44.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may invest all or any portion of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Municipal Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on municipal obligations, which generally are free from federal income tax, but may be subject to the federal alternative minimum tax and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes; however, such opinions are not binding on tax authorities. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

BECAUSE SERVICE CLASS SHARES OF THE FUND DID NOT HAVE ANY ASSETS AS OF DECEMBER 31, 2005, THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS. THE DAILY CLASS SHARES HAVE SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES AND DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Daily Class shares has varied from year to year.

               2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----
               3.41%    2.06%    0.75%    0.36%    0.46%    1.66%



              *Year-to-date return as of June 30, 2006: 1.28%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:             0.90%
         WORST: 1ST QUARTER 2004:            0.05%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         DAILY CLASS SHARES                                1.66%     1.06%    1.58%

      *THE INCEPTION DATE OF DAILY CLASS SHARES IS APRIL 12, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Service Class Shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                            Service Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                               0.25%



         Distribution (12b-1) and shareholder servicing fees              0.80%



         Other expenses                                                   0.01%
                                                                           -------



         Total annual Fund operating expenses                             1.06%



         Fee waivers and/or reimbursements                               (0.06)%
                                                                           -------



         Total net expenses(3)                                            1.00%
                                                                           =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Service Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         SERVICE CLASS SHARES                    $102     $331      $579      $1,289

COLUMBIA TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 44.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. The Fund normally invests all of its assets in municipal securities which pay interest that is free from federal income and alternative minimum taxes. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on municipal obligations, which generally are free from federal income and alternative minimum taxes, but may be subject to state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes; however, such opinions are not binding on tax authorities. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

BECAUSE SERVICE CLASS SHARES OF THE FUND DID NOT HAVE ANY ASSETS AS OF DECEMBER 31, 2005, THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS. THE DAILY CLASS SHARES HAVE SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES AND DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Daily Class Shares has varied from year to year.

               1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               2.72%    2.97%    2.77%    2.58%    3.42%    2.06%    0.70%    0.33%    0.43%    1.62%



              *Year-to-date return as of June 30, 2006: 1.26%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:                  0.91%
         WORST: 1ST QUARTER 2004:                 0.05%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                         1 YEAR   5 YEARS   10 YEARS
         DAILY SHARES                                    1.62%     1.03%     1.95%

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Service Class Shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                            Service Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.25%



         Distribution (12b-1) and shareholder servicing fees             0.80%



         Other expenses                                                  0.02%
                                                                          --------



         Total annual Fund operating expenses                            1.07%



         Fee waivers and/or reimbursements                              (0.07)%
                                                                          --------



         Total net expenses(3)                                           1.00%
                                                                          ========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Service Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         SERVICE CLASS SHARES                    $102     $333      $583      $1,299

COLUMBIA CALIFORNIA TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 44.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from California state individual income tax and federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in municipal securities that pay interest exempt from federal income tax and California state individual income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia California Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from individual income tax in one state. The value of the Fund and the amount of interest it pays could be affected by the financial conditions of the state, and its local government and public authorities. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on California municipal obligations, which generally are free from federal income tax and California state individual income tax, but may be subject to alternative minimum taxes and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes; however, such opinions are not binding on tax authorities. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by California and its municipalities, is more vulnerable to unfavorable developments in California than funds that invest in municipal bonds of many different states. Following an economic recession in 2001, the California economy began to improve in 2004 and continued to grow at a solid pace through 2005, resulting in higher-than-anticipated revenue growth. Most of the revenue growth, however, resulted from volatile sources such as business earnings and investment income, which could subside quickly should the California economy experience a more severe slowing than is currently anticipated in 2006 and 2007. In addition, California will likely encounter budget shortfalls following the 2006-07 fiscal year as it faces a number of economic risks and budgetary pressures, including a steeper-than-expected decline in California's real estate market and a sharper-than-expected rise in energy prices. It is unclear how the current economic conditions may affect the Fund. Adverse conditions affecting California generally could have an impact on the State and California municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

BECAUSE SERVICE CLASS SHARES OF THE FUND DID NOT HAVE ANY ASSETS AS OF DECEMBER 31, 2005, THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS. THE CLASS B SHARES HAVE SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES AND DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class B shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----
               0.72%    0.16%    0.22%    0.20%    1.09%



              *Year-to-date return as of June 30, 2006: 0.96%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2005:                     0.39%
         WORST: 2ND QUARTER 2002:                    0.00%*

       AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         CLASS B SHARES                                    1.09%    0.48%     0.48%

      *THE INCEPTION DATE OF CLASS B SHARES IS DECEMBER 29, 2000, HOWEVER,
       DURING THE PERIOD REFLECTED IN CERTAIN DISCLOSURES THE FUND EXPERIENCED STATIC PERFORMANCE DUE TO NOMINAL ASSET LEVEL.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Service Class Shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                            Service Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                               0.25%



         Distribution (12b-1) and shareholder servicing fees              0.80%



         Other expenses                                                   0.01%
                                                                           -------



         Total annual Fund operating expenses                             1.06%



         Fee waivers and/or reimbursements                               (0.06)%
                                                                           -------



         Total net expenses(3)                                            1.00%
                                                                           =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Service Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         SERVICE CLASS SHARES                    $102     $331      $579      $1,289

COLUMBIA NEW YORK TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 44.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from New York state individual income tax and federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in municipal securities that pay interest that is free from federal income tax and New York state individual income tax. These securities are issued by or on behalf of the State of New York, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia New York Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from individual income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on New York municipal obligations, which generally are free from federal income tax and New York State and New York City individual income tax, but may be subject to alternative minimum taxes and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be a suitable investment for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes; however, such opinions are not binding on tax authorities. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by New York State, New York City and New York's other municipalities, is more vulnerable to unfavorable developments in New York than funds that invest in municipal bonds of many different states. Although New York's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment and a very small share of the nation's farming and mining activity, adverse conditions affecting any one of these industries could have a negative impact on New York municipal securities. Travel and tourism also constitute an important part of the New York State and City economies. The September 11, 2001 terrorist attack on the World Trade Center in New York City had an adverse effect on all areas of the New York economy. In addition, State costs for employee pensions have increased dramatically, while costs associated with debt services, Medicaid, welfare and other entitlement programs have also risen. However, New York's economy has been growing since September 2003.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

BECAUSE SERVICE CLASS SHARES OF THE FUND DID NOT HAVE ANY ASSETS AS OF DECEMBER 31, 2005, THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS. THE TRUST CLASS SHARES HAVE SIMILAR RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES AND DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Trust Class Shares has varied from year to year.

               2003     2004     2005
               ----     ----     ----
               0.84%    0.96%    2.12%



              *Year-to-date return as of June 30, 2006: 1.51%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2005:           0.65%
         WORST: 3RD QUARTER 2003:          0.18%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         TRUST CLASS SHARES                                        2.12%     1.27%




      *THE INCEPTION DATE OF TRUST CLASS SHARES IS FEBRUARY 15, 2002.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Service Class Shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                            Service Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.25%



         Distribution (12b-1) and shareholder servicing fees             0.80%



         Other expenses                                                  0.09%
                                                                          --------



         Total annual Fund operating expenses                            1.14%



         Fee waivers and/or reimbursements                              (0.14)%
                                                                          --------



         Total net expenses(3)                                           1.00%
                                                                          ========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Service Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         SERVICE CLASS SHARES                    $102     $348      $614      $1,374

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Fund's investment objective, principal investment strategies and risks in the descriptions starting on page
4. The following are some other risks and information you should consider before you invest:

      - SPECIAL RULES FOR MONEY MARKET FUNDS -- Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

            - may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

            - must maintain an average dollar-weighted maturity of 90 days or less

              Also, the Funds:

            - may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days (except for Columbia California Tax-Exempt Reserves and Columbia New York Tax-Exempt Reserves, which are subject to less restrictive diversification standards)

            - may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier securities (except for Columbia California Tax-Exempt Reserves and Columbia New York Tax-Exempt Reserves, each of which may invest up to 5% of its total assets in second-tier securities)

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. The 80% Policy of certain Funds may be changed without shareholder approval by giving shareholders at least 60 days' notice. The 80% Policy of certain other Funds and other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.



        Each Fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons may not earn income.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, distribution, administration, shareholder servicing, transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Columbia Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Columbia Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI and on the Columbia Funds' website at www.columbiafunds.com under Fund Portfolio Data. In addition, a complete list of each Fund's portfolio holdings for each calendar month will be available upon request 5 business days following each month-end.

      - INFORMATION FOR FEDERALLY CHARTERED CREDIT UNIONS -- Shares of Columbia Treasury Reserves and Columbia Government Reserves are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration Rules and Regulations and the National Credit Union Administration Letter Number 155.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- Each Fund may incur significant transaction costs that are in addition to the total annual Fund operating expenses disclosed in the fee tables. These transaction costs are made up of all the costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Fund's transaction costs are not.

How the Funds are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER (COLUMBIA MANAGEMENT ADVISORS, LLC) AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 100 mutual fund portfolios in the Columbia Funds Family including the Money Market Funds described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities and money market instruments. The Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions.

Columbia Management currently has approximately $312 billion in assets under management, which consists of assets under the discretionary management of both the Adviser and Columbia Wanger Asset Management, L.P.

Columbia Funds pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with the Adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

The Adviser has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2007. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that the Adviser will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees the Adviser can receive, along with the actual advisory fees the Adviser and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  COLUMBIA CASH RESERVES                                      0.15%        0.12%



  COLUMBIA MONEY MARKET RESERVES                              0.15%        0.12%



  COLUMBIA TREASURY RESERVES                                  0.15%        0.12%



  COLUMBIA GOVERNMENT RESERVES                                0.15%        0.12%



  COLUMBIA MUNICIPAL RESERVES                                 0.15%        0.12%



  COLUMBIA TAX-EXEMPT RESERVES                                0.15%        0.12%



  COLUMBIA CALIFORNIA TAX-EXEMPT RESERVES                     0.15%        0.12%



  COLUMBIA NEW YORK TAX-EXEMPT RESERVES                       0.15%        0.15%

INVESTMENT SUB-ADVISER

Columbia Funds and the Adviser may engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and the Funds have applied for relief from the SEC to permit the Funds to act on many of the Adviser's recommendations with approval only by the Board and not by Fund shareholders. The Adviser or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

A discussion regarding the basis for the Board of Trustees approving the investment sub-advisory agreement with each sub-adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02111-2621

--------------------------------------------------------------------------------


OTHER SERVICE PROVIDERS

The Funds are distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer and an indirect, wholly-owned subsidiary of Bank of America Corporation. The Distributor may pay distribution (12b-1) and shareholder servicing fees and/or other compensation to companies for selling shares and providing services to investors.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------


Columbia Management Advisors, LLC is the administrator of the Funds (Administrator), and is responsible for overseeing the administrative operations of the Funds. The Funds pay the Administrator a fee of 0.10% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc. is the transfer agent for the Funds' shares (Transfer Agent), and is an indirect, wholly-owned subsidiary of Bank of America Corporation. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares

(BUYING, SELLING, TRANSFERRING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


This prospectus offers Service Class Shares of the Funds. Here are some general rules about this class of shares:

  - Service Class Shares are available through certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they may provide automated cash management or other similar services (Cash Management Services). This share class is primarily intended for use in connection with specific Cash Management Services programs. This class of shares may be offered by:

    - Bank of America and certain of its affiliates

    - certain other financial intermediaries.

  - The minimum initial investment is $1,000. There is no minimum for additional investments.

  - The minimum initial investment is $50 using the Systematic Investment Plan. The minimum for additional investments under this plan is $50.

  - There are no sales charges for buying, selling or exchanging these shares.

  - Please contact your investment professional for more information about the availability of this share class.

You'll find more information about buying, selling and exchanging Service Class Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related services and programs.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. If you have questions about buying, selling or exchanging, or you need help placing an order, please call us at 1.800.353.0828 if you're an institutional investor, or 1.800.345.6611 if you're an individual investor. You can also contact your investment professional.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

Frequent purchases and sales of Fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the Funds) and disrupting portfolio management strategies. However, money market funds are designed to offer investors a liquid cash option that they may purchase and sell as often as they wish. Accordingly, Columbia Funds' Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares and the Funds accommodate frequent trading.

Except as expressly described in this prospectus (such as minimum purchase amounts), the Funds have no limits on purchase or exchange transactions. The Funds reserve the right, but have no obligation, to reject any purchase or exchange transaction at any time. In addition, Columbia Funds reserves the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

                   Ways to buy, sell
                      or exchange        How much you can buy, sell or exchange              Other things to know
                  -------------------    ---------------------------------------    ---------------------------------------
Buying shares     In a lump sum          MINIMUM INITIAL INVESTMENT:                There is no limit to the amount you can
                                         - $1,000                                   invest in Service Class Shares.
                                         MINIMUM ADDITIONAL INVESTMENT:
                                         - none

                  Using our              minimum initial investment:                You can buy shares any day of the month
                  Systematic             - $50                                      on a monthly or quarterly basis.
                  Investment Plan        minimum additional investment:
                                         - $50
                  By wire                                                           You may purchase shares of a Fund by
                                                                                    wiring money from your bank account to
                                                                                    your Fund account. To wire funds to
                                                                                    your account, call 1.800.422.3737 for
                                                                                    wiring instructions.

                  By electronic funds                                               You may purchase shares of a Fund by
                  transfer                                                          electronically transferring money from
                                                                                    your bank account to your Fund account
                                                                                    by calling 1.800.422.3737. An
                                                                                    electronic funds transfer may take up
                                                                                    to two business days to settle and be
                                                                                    considered in "good form." You must set
                                                                                    up this feature prior to your request.

Selling shares    In a lump sum          - shares sold by check via the             A Fund will generally send proceeds
                                           telephone and through the internet       from the sale to you as soon as
                                           are limited to an aggregate of           practicable following the determination
                                           $100,000 in a 30-day period              of the Fund's net asset value
                                         - restrictions may apply to withdrawals    applicable to your order. However, if
                                           from retirement plan accounts            you purchased your shares by check, a
                                                                                    Fund may delay sending the proceeds
                                                                                    from the sale of your shares for up to
                                                                                    15 days after your purchase to protect
                                                                                    against checks that are returned.

                  Using our free         - minimum $250 per check                   You can write checks for free. You can
                  checkwriting                                                      only use checks to make partial
                  service                                                           withdrawals from a Fund. You can't use
                                                                                    a check to make a full withdrawal from
                                                                                    a Fund.
                  Using our Automatic    - no minimum per withdrawal                Your account balance must be at least
                  Withdrawal Plan        - $5,000 requirement waived for certain    $5,000 to set up the plan. You can make
                                           fee based accounts                       withdrawals any day of the month on a
                                                                                    monthly, quarterly or semi-annual
                                                                                    basis. We'll send your money by check
                                                                                    or deposit it directly to your bank
                                                                                    account.
                  By wire                                                           You may sell shares of a Fund and
                                                                                    request that the proceeds be wired to
                                                                                    your bank account. You must set up this
                                                                                    feature prior to your request.
                  By electronic funds                                               You may sell shares of a Fund and
                  transfer                                                          request that the proceeds be
                                                                                    electronically transferred to your bank
                                                                                    account. Proceeds may take up to two
                                                                                    business days to be received by your
                                                                                    bank. You must set up this feature
                                                                                    prior to your request.

                   Ways to buy, sell
                      or exchange        How much you can buy, sell or exchange              Other things to know
                  -------------------    ---------------------------------------    ---------------------------------------
Exchanging        In a lump sum          - new account minimums apply to            You can generally exchange Service
  shares                                   exchanges                                Class shares of a Fund for Service
                                                                                    Class Shares of any other Fund
                                                                                    distributed by the Distributor. Some
                                                                                    exceptions apply.
                  By dividend                                                       You may automatically invest dividends
                  diversification                                                   distributed by a Fund into the same
                                                                                    class of shares (and, in some cases,
                                                                                    certain other classes) of the Fund at
                                                                                    no additional sales charge. Additional
                                                                                    sales charges may apply if you are
                                                                                    exchanging from a Money Market Fund. To
                                                                                    reinvest your dividends, call
                                                                                    1.800.345.6611.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE MONEY MARKET FUNDS RESERVE THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

IN ADDITION TO WEEKENDS, EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  - 9:45 a.m., 11:00 a.m., 2:30 p.m. and 5:00 p.m. Eastern time each business day for each share class of Columbia Cash Reserves, Columbia Money Market Reserves and Columbia Treasury Reserves

  - 9:45 a.m., 11:00 a.m. and 2:30 p.m. Eastern time each business day for each share class of Columbia Government Reserves

  - 12:00 noon Eastern time each business day for each share class of Columbia Municipal Reserves and Columbia Tax-Exempt Reserves

  - 11:30 a.m. Eastern time each business day for each share class of Columbia California Tax-Exempt Reserves and class of Columbia New York Tax-Exempt Reserves

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN A FUND

The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders to buy, sell or exchange shares may be delivered to the Transfer Agent by phone, in writing, or through the internet. For more information on account and trading restrictions and special sign-up procedures for internet transactions, please call us at 1.800.353.0828 for institutional investors or 1.800.345.6611 for individual investors. The Transfer Agent has procedures in place to authenticate electronic instructions. You will be asked to accept the terms of an online agreement(s) and utilize a password for internet services. Orders received in good order by the Fund, Distributor, Transfer Agent or their agents by the following times on a business day (unless the Fund closes early) will be processed as follows:

  - If your order for Columbia Cash Reserves, Columbia Money Market Reserves or Columbia Treasury Reserves is received in good form by the Transfer Agent by 5:00 p.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you'll receive that day's dividends).

  - If your order for Columbia Government Reserves is received in good form by the Transfer Agent by 2:30 p.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you'll receive that day's dividends).

  - If your order for Columbia Municipal Reserves or Columbia Tax-Exempt Reserves is received in good form by the Transfer Agent by 12:00 noon Eastern time, you will receive that day's net asset value per share.

  - If your order for Columbia California Tax-Exempt Reserves or Columbia New York Tax-Exempt Reserves is received in good form by the Transfer Agent by 11:30 a.m. Eastern time, you will receive that day's net asset value per share.

Investors are encouraged to place orders to sell as early in the day as possible. The business day that applies to an order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. We will not be liable for following telephone instructions that we reasonably believe are genuine.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Service Class Shares at net asset value per share.

        - For purchases via Fedwire, we must receive payment by the close of the Federal Reserve wire transfer system (typically 6 p.m. Eastern time) on the business day the Fund, Distributor, Transfer Agent or their agents receive the order (unless the Fund closes early).

             If we receive payment after this time, we'll cancel the order. We'll return any payment received for orders that we cancel. We can change this time under certain circumstances, for example, when there's more wiring activity than normal.

        - If we do not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal fund rate. We have the right to redeem all or part of your holding of shares in any Fund in order to meet these costs.

        - Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We don't issue certificates.

        - You may purchase shares of a Fund by electronically transferring money from your bank account to your Fund account by calling 1.800.422.3737. An electronic funds transfer may take up to two business days to settle and be considered in "good form." You must set up this feature prior to your request.

SYSTEMATIC INVESTMENT PLAN
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your financial adviser or us to set up the plan.

Here's how the plan works:

  - You can buy shares any day of the month on a monthly, quarterly or semi-annual basis.

  - Some exceptions may apply to employees of Bank of America and its affiliates. For details, please contact your financial adviser.

--------------------------------------------------------------------------------

"GOOD FORM" MEANS THAT THE MONEY USED TO PURCHASE YOUR SHARES IS FULLY COLLECTED. WHEN SELLING SHARES BY LETTER OF INSTRUCTION, "GOOD FORM" ALSO MEANS
(I) YOUR LETTER HAS COMPLETE INSTRUCTIONS, THE PROPER SIGNATURES AND MEDALLION SIGNATURE GUARANTEES IF NECESSARY AND (II) ANY OTHER REQUIRED DOCUMENTS ARE ATTACHED. SIGNATURES MUST BE GUARANTEED BY EITHER A BANK, A MEMBER FIRM OF A NATIONAL STOCK EXCHANGE OR ANOTHER ELIGIBLE GUARANTOR THAT PARTICIPATES IN THE MEDALLION SIGNATURE GUARANTEE PROGRAM FOR REDEMPTIONS OVER $100,000, ALTERNATE PAYEE OR MAILING INSTRUCTIONS. FOR ADDITIONAL DOCUMENTS REQUIRED FOR SALES BY CORPORATIONS, AGENTS, FIDUCIARIES, SURVIVING JOINT OWNERS AND OTHER LEGAL ENTITIES PLEASE CALL 1.800.353.0828 (INSTITUTIONAL INVESTORS) OR 1.800.345.6611 (INDIVIDUAL INVESTORS). NO INTEREST WILL BE PAID ON UNCASHED REDEMPTION CHECKS.







 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------



(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - For redemptions via Fedwire, we normally send the sale proceeds by Fedwire as soon as practicable following the determination time applicable to your order. For more information please refer to HOW ORDERS ARE PROCESSED or contact the Transfer Agent.

        - You can sell up to an aggregate of $100,000 of shares by check via the telephone or through the internet to the address of record or via ACH to your bank in a 30-day period if you qualify for telephone orders.

        - If you paid for your shares by check, we'll hold the sale proceeds when you sell those shares for at least 10 days after the trade date of the purchase.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - You may sell shares of a Fund and request that the proceeds be electronically transferred to you bank account. Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your request.

        - If you hold any shares in certificate form, you will not be able to sell those shares until you return the certificates to the Transfer Agent.

        - Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares (except shares of Columbia Treasury Reserves).

        - We can delay payment of the sale proceeds of Columbia Cash Reserves, Columbia Money Market Reserves, Columbia Treasury Reserves or Columbia Government Reserves for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

        - We can delay payment of the sale proceeds of Columbia Municipal Reserves, Columbia Tax-Exempt Reserves, Nations California Tax-Exempt Reserves or Columbia New York Tax-Exempt Reserves for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), or your account may be subject to an annual fee of $10. The Transfer Agent will send you written notification of such action and provide details on how you can add money to your account to avoid this penalty.

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you.

        - under certain other circumstances allowed under the 1940 Act.

CHECKWRITING SERVICE
You can withdraw money from the Funds using our free checkwriting service. You can contact your financial adviser or us to set up the service.

Here's how the service works:

  - Each check you write must be for a minimum of $250.

  - You can only use checks to make partial withdrawals. You can't use a check to make a full withdrawal of the shares you hold in a Fund.

  - Shares you sell by writing a check are eligible to receive distributions up to the day our custodian receives the check for payment.

  - We can change or cancel the service by giving you 30 days notice in writing.

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw funds any day of the month on a monthly, quarterly or semi-annual basis. You can contact your financial adviser or us to set up the plan.

Here's how the plan works:

  - Your account balance must be at least $5,000 to set up the plan. Certain fee-based accounts are not subject to the $5,000 requirement.

  - If you set up the plan after you've opened your account, your signature must be Medallion Guaranteed.

  - We'll send you a check or deposit the money directly to your bank account.

  - You can cancel the plan by giving your financial adviser or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------



(EXCHANGING SHARES GRAPHIC)    EXCHANGING SHARES

      You can generally sell shares of a Fund to buy shares of another Fund distributed by the Distributor. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - You can generally exchange Service Class Shares of a Fund for Service Class Shares of any other Fund distributed by the Distributor. Some exceptions apply.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - We may limit the number of exchanges you can make within a specified period of time.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until the Transfer Agent has received the certificate and deposited the shares to your account.

How selling and servicing agents are paid
[PERCENT GRAPHIC]

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 OF THE 1940 ACT.

THE SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------


Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES

The Distributor and selling and servicing agents are compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

The Distributor may receive a maximum annual distribution (12b-1) fee of 0.55% of the average daily net assets of Service Class Shares of the Funds, some or all of which may be paid to selling agents.

Servicing agents may receive a maximum annual shareholder servicing fee of 0.25% of the average daily net assets of Service Class Shares of the Funds.

Fees are calculated daily and paid to the Distributor periodically. Because these fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment, and may cost you more than any sales charges you may pay.

The Funds pay these fees to the Distributor and/or to eligible selling and servicing agents and financial institutions, including the Adviser or other affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION -- FINANCIAL INTERMEDIARY PAYMENTS

In addition, the Distributor or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor or one of its affiliates. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by the Distributor attributable to that financial intermediary, gross sales of the mutual funds distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the support payments to any one financial intermediary are generally expected to be between 0.02% and 0.10% (between 0.03% and 0.12% in the case of the Columbia Money Market Funds) on an annual basis for payments based on average net assets of the Funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds (other than the Columbia Money Market Funds) attributable to the financial intermediary. The Distributor or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in the Fund.

Payments may also be made to certain financial intermediaries, including other Bank of America affiliates, that provide investor services to retirement plans and other investment programs to compensate financial intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.30% of the total Fund assets in the program on an annual basis. The Board has authorized the Funds to reimburse the Transfer Agent for amounts paid to financial intermediaries that maintain assets in omnibus accounts, subject to an annual cap of 0.11% of net assets maintained in such accounts. The amounts in excess of that reimbursed by a Fund will be borne by the Distributor or its affiliates.

The Distributor or its affiliates may make other payments or allow promotional incentives to financial intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

Amounts paid by the Distributor or its affiliates are paid out of the Distributor's or its affiliates' own revenue and do not increase the amount paid by you or your Fund. You can find further details about the payments made by the Distributor or its affiliates and the services provided by financial intermediaries as well as a list of the financial intermediaries to which the Distributor or its affiliates has agreed to make marketing support payments in the SAI, which can be obtained at www.columbiafunds.com or by calling
1.800.345.6611. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from the Distributor and its affiliates and any services it provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular Fund or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.

Distributions and taxes
[TAXES GRAPHIC]

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, the gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain, if any, to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares and is called a distribution.

Although the Funds do not expect to realize any capital gain, any capital gain realized by a Fund will be distributed at least once a year. The Funds declare distributions of net investment income each business day, and pay them on the first business day of each month. Normally, each Fund will declare and pay distributions of net investment income as indicated above. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily distributions Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily distributions Funds) or trade date (all other Funds), and realized net capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts because each class has different expenses.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at
1.800.353.0828 if you're an institutional investor, or 1.800.345.6611 if you're an individual investor. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the same Fund.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Fund's ordinary income and any net realized short-term capital gain, if any, generally are taxable to you as ordinary income. Although the Funds do not expect to realize significant capital gain, any distributions of net realized long-term capital gain, if any, generally are taxable to you as long-term capital gain.

In general, corporate shareholders will not be able to deduct any distributions when determining their taxable income. Fund distributions also will not qualify for reductions in federal income taxation of dividends payable to individuals from certain domestic and foreign corporations.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. State and local taxes may also apply to distributions.

COLUMBIA MUNICIPAL RESERVES, COLUMBIA TAX-EXEMPT RESERVES, COLUMBIA CALIFORNIA TAX-EXEMPT RESERVES, COLUMBIA NEW YORK TAX-EXEMPT RESERVES

In general, you will not be subject to federal income tax on distributions from Columbia Municipal Reserves, Columbia Tax-Exempt Reserves, Columbia California Tax-Exempt Reserves and Columbia New York Tax-Exempt Reserves of their net tax-exempt interest income. Distributions from Columbia California Tax-Exempt Reserves of its net interest income from California municipal securities will not be subject to California state individual income tax. Distributions from Columbia New York Tax-Exempt Reserves of its net interest income from New York municipal securities will not be subject to New York State and New York City individual income tax. Distributions from these Funds, however, may be subject to state, local and other taxes, including corporate taxes.

A portion of the distributions from Columbia Municipal Reserves, Columbia California Tax-Exempt Reserves and Columbia New York Tax-Exempt Reserves may also be subject to alternative minimum taxes.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is exempt from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult your tax adviser about your specific tax situation.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records
  - the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied as a credit against your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

Legal matters

On February 9, 2005, the Adviser and Distributor entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, the Adviser and Distributor have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. The Adviser and Distributor are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Columbia Funds Series Trust (formerly known as Nations Funds Trust), its Board of Trustees, Bank of America Corporation and certain of its affiliates, including the Adviser and Distributor (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and other cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Funds Series Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds Series Trust against BAC and others that asserts claims under the federal securities laws and state common law. Columbia Funds Series Trust is a nominal defendant in this action.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of these actions. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Columbia Funds shareholders and/or the Columbia Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for preliminary approval.

Separately, several putative class actions have been filed against Columbia Funds Series Trust, Bank of America Corporation and certain of its affiliates, and others, in various federal courts relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. (George Siepel, et al. v. Bank of America, Columbia Funds Series Trust, et al., instituted December 28, 2005, U.S. District Court, E.D. Mo.; Luleff v. Bank of America, Columbia Funds Series Trust, William Carmichael, et al., instituted February 22, 2006, U.S. District Court, S.D. NY.) The suits allege various claims including state law claims for breach of fiduciary duty, breach of contract, unjust enrichment and violations of federal securities laws and seek damages and other remedies.

Financial highlights
[DOLLAR SIGN GRAPHIC]

The financial highlights tables are designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested. Financial highlights for Service Class Shares of Columbia Tax-Exempt Reserves and Columbia California Tax-Exempt Reserves are not provided because this class of shares for these Funds had not yet commenced operations during the period indicated.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the Funds' financial statements, is included in the Funds' annual report. The independent registered public accounting firm's report and the Funds' financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

COLUMBIA CASH RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                   PERIOD ENDED                      YEAR ENDED
  SERVICE CLASS SHARES                              10/30/03**                        03/31/03
  Net asset value, beginning of period                 $1.00                            $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                        0.0015                           0.0061
  LESS DISTRIBUTIONS:
  Dividends from net investment income               (0.0015)                         (0.0061)
  Net asset value, end of period                       $1.00                            $1.00
  TOTAL RETURN++                                      0.15%*                            0.62%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                 $--#                           $761,802
  Ratio of operating expenses to average
    net assets(a)                                   (1.01)%+(c)                       1.20%(b)
  Ratio of net investment income/(loss)
    to average net assets                             0.20%+                            0.62%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                         1.27%+                            1.26%

                                                     YEAR ENDED
  SERVICE CLASS SHARES                                03/31/02
  Net asset value, beginning of period                  $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                         0.0220
  LESS DISTRIBUTIONS:
  Dividends from net investment income                (0.0220)
  Net asset value, end of period                        $1.00
  TOTAL RETURN++                                        2.22%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)               $1,037,281
  Ratio of operating expenses to average
    net assets(a)                                     1.20%(b)
  Ratio of net investment income/(loss)
    to average net assets                               1.92%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                           1.27%

* Not annualized.
** Columbia Cash Reserves Service Class Shares were fully redeemed on October 30, 2003.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Amount represents less than $500.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The reimbursement from the Fund's investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

COLUMBIA MONEY MARKET RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             PERIOD ENDED          YEAR ENDED           YEAR ENDED           YEAR ENDED
  SERVICE CLASS SHARES                         03/31/06+            03/31/05             03/31/04             03/31/03
  Net asset value, beginning of period           $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0263               0.0080               0.0025               0.0056
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0263)             (0.0080)             (0.0025)             (0.0056)
  Net asset value, end of period                 $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                              2.66%(c)(d)             0.80%                0.25%                0.56%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $--                $1,762               $75,965             $118,713
  Ratio of operating expenses to average
    net assets(a)                              1.00%(e)               0.95%                0.95%              1.19%(b)
  Ratio of net investment income/(loss)
    to average net assets                      2.91%(e)               0.53%                0.23%                0.55%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  1.06%(e)               1.07%                1.22%                1.26%

                                               YEAR ENDED
  SERVICE CLASS SHARES                          03/31/02
  Net asset value, beginning of period            $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0211
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0211)
  Net asset value, end of period                  $1.00
  TOTAL RETURN++                                  2.13%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $139,024
  Ratio of operating expenses to average
    net assets(a)                                 1.20%
  Ratio of net investment income/(loss)
    to average net assets                         1.85%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     1.28%

+ Columbia Money Market Reserves Service Class Shares were fully redeemed on March 15, 2006.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) Performance includes return from August 31, 2005 to September 6, 2005 during which period service class shares were fully redeemed.
(d) Not annualized.
(e) Annualized.

COLUMBIA TREASURY RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                   PERIOD ENDED                      YEAR ENDED
  SERVICE CLASS SHARES                              10/30/03**                        03/31/03
  Net asset value, beginning of period                 $1.00                            $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                        0.0015                           0.0051
  LESS DISTRIBUTIONS:
  Dividends from net investment income               (0.0015)                         (0.0051)
  Net asset value, end of period                       $1.00                            $1.00
  TOTAL RETURN++                                       0.15%                            0.52%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                  $--                           $292,215
  Ratio of operating expenses to average
    net assets(a)                                     0.95%+                            1.19%
  Ratio of net investment income/(loss)
    to average net assets                             0.19%+                            0.53%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                         1.26%+                            1.26%

                                                     YEAR ENDED
  SERVICE CLASS SHARES                                03/31/02
  Net asset value, beginning of period                  $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                         0.0202
  LESS DISTRIBUTIONS:
  Dividends from net investment income                (0.0202)
  Net asset value, end of period                        $1.00
  TOTAL RETURN++                                        2.04%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                $330,420
  Ratio of operating expenses to average
    net assets(a)                                       1.20%
  Ratio of net investment income/(loss)
    to average net assets                               1.81%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                           1.27%

* Columbia Treasury Reserves Service Class Shares commenced operations on May 17, 1999.
** Columbia Treasury Reserves Service Class Shares were fully redeemed on October 30, 2003.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA GOVERNMENT RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                   PERIOD ENDED                      YEAR ENDED
  SERVICE CLASS SHARES                              09/25/03**                        03/31/03
  Net asset value, beginning of period                 $1.00                            $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                        0.0012                           0.0052
  LESS DISTRIBUTIONS:
  Dividends from net investment income               (0.0012)                         (0.0052)
  Net asset value, end of period                       $1.00                            $1.00
  TOTAL RETURN++                                      0.12%#                            0.52%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                  $--                            $36,006
  Ratio of operating expenses to average
    net assets(a)                                     0.97%+                            1.19%
  Ratio of net investment income/(loss)
    to average net assets                             0.19%+                            0.49%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                         1.27%+                            1.27%

                                                     YEAR ENDED
  SERVICE CLASS SHARES                                03/31/02
  Net asset value, beginning of period                  $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                         0.0203
  LESS DISTRIBUTIONS:
  Dividends from net investment income                (0.0203)
  Net asset value, end of period                        $1.00
  TOTAL RETURN++                                        2.05%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                 $36,505
  Ratio of operating expenses to average
    net assets(a)                                       1.20%
  Ratio of net investment income/(loss)
    to average net assets                               1.70%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                           1.28%

* Columbia Government Reserves Service Class Shares commenced operations on June 8, 1999.
** Columbia Government Reserves Service Class Shares were fully redeemed on September 25, 2003.
# Not annualized.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

COLUMBIA MUNICIPAL RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                   PERIOD ENDED                      YEAR ENDED
  SERVICE CLASS SHARES                              09/25/03**                        03/31/03
  Net asset value, beginning of period                 $1.00                            $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                        0.0012                           0.0052
  LESS DISTRIBUTIONS:
  Dividends from net investment income               (0.0012)                         (0.0052)
  Net asset value, end of period                       $1.00                            $1.00
  TOTAL RETURN++                                      0.12%#                            0.52%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                  $--                            $14,001
  Ratio of operating expenses to average
    net assets                                        0.91%+                            0.96%
  Ratio of net investment income/(loss)
    to average net assets                             0.17%+                            0.47%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                            1.27%+                            1.28%

                                                     YEAR ENDED
  SERVICE CLASS SHARES                                03/31/02
  Net asset value, beginning of period                  $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                         0.0123
  LESS DISTRIBUTIONS:
  Dividends from net investment income                (0.0123)
  Net asset value, end of period                        $1.00
  TOTAL RETURN++                                        1.24%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                 $15,001
  Ratio of operating expenses to average
    net assets                                          1.16%
  Ratio of net investment income/(loss)
    to average net assets                               1.03%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                              1.30%

* Columbia Municipal Reserves Service Class Shares commenced operations on January 21, 2000.
** Columbia Municipal Reserves Service Class Shares were fully redeemed on September 25, 2003.
# Not annualized.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

COLUMBIA NEW YORK TAX-EXEMPT
RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                           PERIOD ENDED
  SERVICE CLASS SHARES                                      12/22/02**
  Net asset value, beginning of period                         $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                0.0018
  LESS DISTRIBUTIONS:
  Dividends from net investment income                       (0.0018)
  Net asset value, end of period                               $1.00
  TOTAL RETURN+++                                             0.18%++
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                          $--
  Ratio of operating expenses to average
    net assets                                                1.13%+
  Ratio of net investment income/(loss)
    to average net assets                                     0.27%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                    1.78%+

                                                            PERIOD ENDED
  SERVICE CLASS SHARES                                        03/31/02*
  Net asset value, beginning of period                          $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                 0.0000#
  LESS DISTRIBUTIONS:
  Dividends from net investment income                        (0.0000)#
  Net asset value, end of period                                $1.00
  TOTAL RETURN+++                                              0.00%#
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                           $1
  Ratio of operating expenses to average
    net assets                                                 1.20%+
  Ratio of net investment income/(loss)
    to average net assets                                      0.03%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                     5.51%+

* Columbia New York Tax-Exempt Reserves Service Class Shares commenced operations on February 15, 2002.
** Columbia New York Tax-Exempt Reserves Service Class Shares were fully redeemed on December 22, 2002.
+ Annualized.
++ Not annualized.
+++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Amount represents less than $0.0001 or 0.01%, as applicable.

Hypothetical investment and expense information

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Funds, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in each class of the Funds assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the Funds, which are the same as those stated in the Annual Fund Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables shown below reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charges, if any, which may be payable on redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

COLUMBIA CASH RESERVES -- SERVICE SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%
              CUMULATIVE RETURN     ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE          AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO             EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%            1.00%                4.00%              $10,400.00        $102.00
       2           10.25%            1.07%                8.09%              $10,808.72        $113.47
       3           15.76%            1.07%               12.34%              $11,233.50        $117.93
       4           21.55%            1.07%               16.75%              $11,674.98        $122.56
       5           27.63%            1.07%               21.34%              $12,133.81        $127.38
       6           34.01%            1.07%               26.11%              $12,610.66        $132.38
       7           40.71%            1.07%               31.06%              $13,106.26        $137.59
       8           47.75%            1.07%               36.21%              $13,621.34        $142.99
       9           55.13%            1.07%               41.57%              $14,156.66        $148.61
      10           62.89%            1.07%               47.13%              $14,713.02        $154.45
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $4,713.02
  TOTAL ANNUAL FEES & EXPENSES                                                               $1,299.36

COLUMBIA MONEY MARKET RESERVES -- SERVICE SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%
              CUMULATIVE RETURN     ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE          AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO             EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%            1.00%                4.00%              $10,400.00        $102.00
       2           10.25%            1.06%                8.10%              $10,809.76        $112.41
       3           15.76%            1.06%               12.36%              $11,235.66        $116.84
       4           21.55%            1.06%               16.78%              $11,678.35        $121.44
       5           27.63%            1.06%               21.38%              $12,138.48        $126.23
       6           34.01%            1.06%               26.17%              $12,616.73        $131.20
       7           40.71%            1.06%               31.14%              $13,113.83        $136.37
       8           47.75%            1.06%               36.31%              $13,630.52        $141.75
       9           55.13%            1.06%               41.68%              $14,167.56        $147.33
      10           62.89%            1.06%               47.26%              $14,725.76        $153.13
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $4,725.76
  TOTAL ANNUAL FEES & EXPENSES                                                               $1,288.71

COLUMBIA TREASURY RESERVES -- SERVICE SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%
              CUMULATIVE RETURN     ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE          AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO             EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%            1.00%                4.00%              $10,400.00        $102.00
       2           10.25%            1.06%                8.10%              $10,809.76        $112.41
       3           15.76%            1.06%               12.36%              $11,235.66        $116.84
       4           21.55%            1.06%               16.78%              $11,678.35        $121.44
       5           27.63%            1.06%               21.38%              $12,138.48        $126.23
       6           34.01%            1.06%               26.17%              $12,616.73        $131.20
       7           40.71%            1.06%               31.14%              $13,113.83        $136.37
       8           47.75%            1.06%               36.31%              $13,630.52        $141.75
       9           55.13%            1.06%               41.68%              $14,167.56        $147.33
      10           62.89%            1.06%               47.26%              $14,725.76        $153.13
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $4,725.76
  TOTAL ANNUAL FEES & EXPENSES                                                               $1,288.71

COLUMBIA GOVERNMENT RESERVES -- SERVICE SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%
              CUMULATIVE RETURN     ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE          AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO             EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%            1.00%                4.00%              $10,400.00        $102.00
       2           10.25%            1.07%                8.09%              $10,808.72        $113.47
       3           15.76%            1.07%               12.34%              $11,233.50        $117.93
       4           21.55%            1.07%               16.75%              $11,674.98        $122.56
       5           27.63%            1.07%               21.34%              $12,133.81        $127.38
       6           34.01%            1.07%               26.11%              $12,610.66        $132.38
       7           40.71%            1.07%               31.06%              $13,106.26        $137.59
       8           47.75%            1.07%               36.21%              $13,621.34        $142.99
       9           55.13%            1.07%               41.57%              $14,156.66        $148.61
      10           62.89%            1.07%               47.13%              $14,713.02        $154.45
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $4,713.02
  TOTAL ANNUAL FEES & EXPENSES                                                               $1,299.36

COLUMBIA MUNICIPAL RESERVES -- SERVICE SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%
              CUMULATIVE RETURN     ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE          AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO             EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%            1.00%                4.00%              $10,400.00        $102.00
       2           10.25%            1.06%                8.10%              $10,809.76        $112.41
       3           15.76%            1.06%               12.36%              $11,235.66        $116.84
       4           21.55%            1.06%               16.78%              $11,678.35        $121.44
       5           27.63%            1.06%               21.38%              $12,138.48        $126.23
       6           34.01%            1.06%               26.17%              $12,616.73        $131.20
       7           40.71%            1.06%               31.14%              $13,113.83        $136.37
       8           47.75%            1.06%               36.31%              $13,630.52        $141.75
       9           55.13%            1.06%               41.68%              $14,167.56        $147.33
      10           62.89%            1.06%               47.26%              $14,725.76        $153.13
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $4,725.76
  TOTAL ANNUAL FEES & EXPENSES                                                               $1,288.71

COLUMBIA TAX-EXEMPT RESERVES -- SERVICE SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%
              CUMULATIVE RETURN     ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE          AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO             EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%            1.00%                4.00%              $10,400.00        $102.00
       2           10.25%            1.07%                8.09%              $10,808.72        $113.47
       3           15.76%            1.07%               12.34%              $11,233.50        $117.93
       4           21.55%            1.07%               16.75%              $11,674.98        $122.56
       5           27.63%            1.07%               21.34%              $12,133.81        $127.38
       6           34.01%            1.07%               26.11%              $12,610.66        $132.38
       7           40.71%            1.07%               31.06%              $13,106.26        $137.59
       8           47.75%            1.07%               36.21%              $13,621.34        $142.99
       9           55.13%            1.07%               41.57%              $14,156.66        $148.61
      10           62.89%            1.07%               47.13%              $14,713.02        $154.45
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $4,713.02
  TOTAL ANNUAL FEES & EXPENSES                                                               $1,299.36

COLUMBIA CALIFORNIA TAX-EXEMPT RESERVES -- SERVICE SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%
              CUMULATIVE RETURN     ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE          AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO             EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%            1.00%                4.00%              $10,400.00        $102.00
       2           10.25%            1.06%                8.10%              $10,809.76        $112.41
       3           15.76%            1.06%               12.36%              $11,235.66        $116.84
       4           21.55%            1.06%               16.78%              $11,678.35        $121.44
       5           27.63%            1.06%               21.38%              $12,138.48        $126.23
       6           34.01%            1.06%               26.17%              $12,616.73        $131.20
       7           40.71%            1.06%               31.14%              $13,113.83        $136.37
       8           47.75%            1.06%               36.31%              $13,630.52        $141.75
       9           55.13%            1.06%               41.68%              $14,167.56        $147.33
      10           62.89%            1.06%               47.26%              $14,725.76        $153.13
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $4,725.76
  TOTAL ANNUAL FEES & EXPENSES                                                               $1,288.71

COLUMBIA NEW YORK TAX-EXEMPT RESERVES -- SERVICE SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%
              CUMULATIVE RETURN     ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE          AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO             EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%            1.00%                4.00%              $10,400.00        $102.00
       2           10.25%            1.14%                8.01%              $10,801.44        $120.85
       3           15.76%            1.14%               12.18%              $11,218.38        $125.51
       4           21.55%            1.14%               16.51%              $11,651.40        $130.36
       5           27.63%            1.14%               21.01%              $12,101.15        $135.39
       6           34.01%            1.14%               25.68%              $12,568.25        $140.62
       7           40.71%            1.14%               30.53%              $13,053.39        $146.04
       8           47.75%            1.14%               35.57%              $13,557.25        $151.68
       9           55.13%            1.14%               40.81%              $14,080.56        $157.54
      10           62.89%            1.14%               46.24%              $14,624.07        $163.62
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $4,624.07
  TOTAL ANNUAL FEES & EXPENSES                                                               $1,373.60

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO COLUMBIA FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------


Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of the Fund's assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 under the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

DEBT SECURITY -- when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has received a rating in the highest short-term rating category from two, or in some circumstances one, nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.
GUARANTEED INVESTMENT CONTRACT -- an investment instrument issued by a rated insurance company in return for a payment by an investor.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as Standard & Poor's Corporation or Moody's Investors Service, Inc. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board. Please see the SAI for more information about credit ratings.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MONEY MARKET INSTRUMENT -- a high quality, short-term debt security that pays interest based on a fixed, variable or floating rate and is considered to mature in 13 months or less. Money market instruments include, but are not limited to, U.S. Treasury obligations, U.S. government obligations, certificates of deposit and time deposits, bankers' acceptances, commercial paper, corporate bonds, extendible commercial notes, asset backed securities, funding agreements, repurchase agreements and certain municipal securities.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

PARTICIPATION -- a pass-through certificate representing a share in a pool of debt obligations or other instruments.

PASS-THROUGH CERTIFICATE -- securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

PRIVATE ACTIVITY BOND -- a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SPECIAL PURPOSE ISSUER -- an entity organized solely to issue asset-backed securities on a pool of assets it owns.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

--------------------------------------------------------------------------------

  COLUMBIA MANAGEMENT--Registered Trademark--






  Where to find more information

  You'll find more information about Columbia Money Market Funds in the following documents:



  Annual and semi-annual reports             Information about the Funds can be
                                             reviewed and copied at the SEC's
  The annual and semi-annual reports         Public Reference Room in
  contain information about Fund             Washington, D.C. Information on the
  investments and performance, the           operation of the Public Reference
  financial statements and the               Room may be obtained by calling the
  independent registered public              SEC at 1-202-942-8090. The reports
  accounting firm's reports. The             and other information about the
  annual report also includes a              Funds are available on the EDGAR
  discussion about the market                Database on the SEC's Internet site
  conditions and investment                  at http://www.sec.gov, and copies
  strategies that had a significant          of this information may be
  effect on each Fund's performance          obtained, after paying a
  during the period covered.                 duplicating fee, by electronic
                                             request at the following E-mail
  Statement of Additional Information        address: publicinfo@sec.gov, or by
                                             writing the SEC's Public Reference
  The SAI contains additional                Section, Washington, D.C.
  information about the Funds and            20549-0102.
  their policies. The SAI is legally
  part of this prospectus (it's
  incorporated by reference). A copy
  has been filed with the SEC.

  You can obtain a free copy of these
  documents, request other
  information about the Funds and
  make shareholder inquiries by
  contacting Columbia Funds:

  By telephone:
  1.800.353.0828 (Institutional Investors)

  1.800.345.6611 (Individual Investors)

  By mail:
  COLUMBIA FUNDS
  C/O COLUMBIA FUNDS SERVICES
  P.O. BOX 8081
  BOSTON, MA 02266-8081

  On the Internet:
  www.columbiafunds.com

--------------------------------------------------------------------------------

  SEC file number: 811-09645
  Columbia Funds Series Trust

  CSH-36/111188-0606

--------------------------------------------------------------------------------

  COLUMBIA MANAGEMENT--Registered Trademark--












                                  --------------------------------------


                                    Money Market Funds

                                    Prospectus - Trust Class Shares

                                    August 1, 2006

                                  --------------------------------------


                                    Columbia Cash Reserves

                                    Columbia Money Market Reserves

                                    Columbia Treasury Reserves

                                    Columbia Government Reserves

                                    Columbia Municipal Reserves

                                    Columbia Tax-Exempt Reserves

                                    Columbia California Tax-Exempt Reserves

                                    Columbia New York Tax-Exempt Reserves


                                    THE SECURITIES AND EXCHANGE COMMISSION (SEC)
                                    HAS NOT APPROVED OR DISAPPROVED THESE
                                    SECURITIES OR DETERMINED IF THIS PROSPECTUS
                                    IS TRUTHFUL OR COMPLETE.

                                    ANY REPRESENTATION TO THE CONTRARY IS A
                                    CRIMINAL OFFENSE.


--------------------------------------------------------------------------------

  NOT FDIC-INSURED

  NOT BANK ISSUED

  NO BANK GUARANTEE

  MAY LOSE VALUE

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE COLUMBIA FUNDS FAMILY (COLUMBIA FUNDS OR COLUMBIA FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 67.

YOUR INVESTMENT IN A FUND IS NOT A BANK DEPOSIT OR OTHER OBLIGATION OF, OR ISSUED OR ENDORSED OR GUARANTEED BY, BANK OF AMERICA, N.A. (BANK OF AMERICA) OR ANY OF ITS AFFILIATES. YOUR INVESTMENT IN A FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUNDS AND MAY BE COMPENSATED OR INCENTED IN CONNECTION WITH THE SALE OF THE FUNDS.

YOUR INVESTMENT IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL INVESTED. YOUR INVESTMENT MAY LOSE MONEY.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about some Columbia Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

This prospectus offers Trust Class Shares of the Funds. This class of shares is designed primarily for financial institutions and intermediaries for their own accounts, and for certain of their client accounts for which they act as fiduciary, agent or custodian. Please turn to BUYING, SELLING AND EXCHANGING SHARES for more information about who is eligible to buy this class of shares.

ABOUT THE FUNDS

The Money Market Funds seek to provide income while protecting the principal of your original investment by investing in money market instruments.

Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

ARE THESE FUNDS RIGHT FOR YOU?

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Money Market Funds may be suitable for you if:

  - you're looking for a relatively low risk investment with stability of principal

  - you have short-term income needs

They may not be suitable for you if:

  - you're looking for higher returns and are prepared to assume a higher level of investment risk

  - you're more comfortable with bank deposits that are FDIC-insured

You'll find a discussion of each Fund's investment objective, principal investment strategies and principal risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.353.0828 if you're an institutional investor, or 1.800.345.6611 if you're an individual investor. You can also contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

COLUMBIA MANAGEMENT ADVISORS, LLC (THE ADVISER) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER STARTING ON PAGE 43.

--------------------------------------------------------------------------------


COLUMBIA CASH RESERVES                                           4
------------------------------------------------------------------
COLUMBIA MONEY MARKET RESERVES                                   9
------------------------------------------------------------------
COLUMBIA TREASURY RESERVES                                      14
------------------------------------------------------------------
COLUMBIA GOVERNMENT RESERVES                                    18
------------------------------------------------------------------
COLUMBIA MUNICIPAL RESERVES                                     22
------------------------------------------------------------------
COLUMBIA TAX-EXEMPT RESERVES                                    27
------------------------------------------------------------------
COLUMBIA CALIFORNIA TAX-EXEMPT RESERVES                         31
------------------------------------------------------------------
COLUMBIA NEW YORK TAX-EXEMPT RESERVES                           36
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     41
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       43

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                         45
      How orders are processed                                  46
  Shareholder administration fees and
     financial intermediary payments                            51
  Distributions and taxes                                       53
  Legal matters                                                 56
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            57
------------------------------------------------------------------
HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION                 62
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   67
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

COLUMBIA CASH RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 43.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


[TARGET GRAPHIC]   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

[COMPASS GRAPHIC]  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - bank obligations, including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches,

  - commercial paper,

  - corporate bonds,

  - extendible commercial notes,

  - asset-backed securities,

  - funding agreements,

  - municipal securities,

  - repurchase agreements and

  - other high quality short-term obligations.

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the portfolio management team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Cash Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - INTEREST RATE RISK -- The yield paid by the Fund will vary with changes in short-term interest rates.

      - CREDIT RISK -- Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. With respect to municipal securities, the ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid.

      - U.S. GOVERNMENT OBLIGATIONS -- Obligations of U.S. government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government would provide financial support to any of these entities if it is not obligated to do so by law.

      - REPURCHASE AGREEMENTS -- Repurchase agreements, while backed by collateral, carry some risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.

      - FOREIGN INVESTMENTS -- Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, potentially high or confiscatory levels of taxation, incomplete financial information about the issuers of securities, and political or economic instability. Foreign securities may be more volatile and less liquid than U.S. securities.

      - SHARE PRICE -- There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.

      - SELECTION OF INVESTMENTS -- The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Trust Class Shares has varied from year to year.

               2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----
               6.36%    4.12%    1.71%    0.99%    1.15%    2.99%



              *Year-to-date return as of June 30, 2006: 2.24%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:                1.63%
         WORST: 2ND QUARTER 2004:               0.21%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         TRUST CLASS SHARES                                2.99%     2.19%     4.00%

      *THE INCEPTION DATE OF TRUST CLASS SHARES IS MAY 17, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Trust Class Shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              Trust Class
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases                  N/A



         Maximum deferred sales charge (load)                              N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                                0.25%



         Shareholder administration fees                                   0.10%



         Other expenses                                                    0.02%
                                                                            ------



         Total annual Fund operating expenses                              0.37%



         Fee waivers and/or reimbursements                                (0.07)%
                                                                            ------



         Total net expenses(3)                                             0.30%
                                                                            ======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Trust Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         TRUST CLASS SHARES                      $31      $112      $201       $461

COLUMBIA MONEY MARKET RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 43.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - bank obligations, including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches,

  - commercial paper,

  - corporate bonds,

  - extendible commercial notes,

  - asset-backed securities,

  - funding agreements,

  - municipal securities,

  - repurchase agreements and

  - other high quality short-term obligations.

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the portfolio management team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Money Market Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - INTEREST RATE RISK -- The yield paid by the Fund will vary with changes in short-term interest rates.

      - CREDIT RISK -- Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. With respect to municipal securities, the ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid.

      - U.S. GOVERNMENT OBLIGATIONS -- Obligations of U.S. government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government would provide financial support to any of these entities if it is not obligated to do so by law.

      - REPURCHASE AGREEMENTS -- Repurchase agreements, while backed by collateral, carry some risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.

      - FOREIGN INVESTMENTS -- Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, potentially high or confiscatory levels of taxation, incomplete financial information about the issuers of securities, and political or economic instability. Foreign securities may be more volatile and less liquid than U.S. securities.

      - SHARE PRICE -- There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.

      - SELECTION OF INVESTMENTS -- The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Trust Class Shares has varied from year to year.

               2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----
               4.04%    1.63%    0.95%    1.14%    3.00%



              *Year-to-date return as of June 30, 2006: 2.23%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 2001:          1.41%
         WORST: 1ST QUARTER 2004:         0.20%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         TRUST CLASS SHARES                                3.00%     2.15%     3.26%

      *THE INCEPTION DATE OF TRUST CLASS SHARES IS MARCH 22, 2000.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Trust Class Shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              Trust Class
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases                  N/A



         Maximum deferred sales charge (load)                              N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                               0.25%



         Shareholder administration fees                                  0.10%



         Other expenses                                                   0.01%
                                                                       -------



         Total annual Fund operating expenses                             0.36%



         Fee waivers and/or reimbursements                               (0.06)%
                                                                       -------



         Total net expenses(3)                                            0.30%
                                                                       =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Trust Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         TRUST CLASS SHARES                      $31      $110      $196       $450

COLUMBIA TREASURY RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 43.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONER'S APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - U.S. Treasury obligations

  - repurchase agreements and reverse repurchase agreements secured by U.S. Treasury obligations and U.S. government obligations

  - obligations whose principal and interest are backed by the U.S. government

The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Treasury Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income and alternative minimum taxes and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*




      The bar chart shows you how the performance of the Fund's Trust Class Shares has varied from year to year.

               2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----
               6.09%    3.88%    1.59%    0.92%    1.05%    2.86%



              *Year-to-date return as of June 30, 2006: 2.17%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:          1.58%
         WORST: 2ND QUARTER 2004:         0.19%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                                             LIFE OF
                                                          1 YEAR   5 YEARS    FUND*
         TRUST CLASS SHARES                               2.86%     2.05%     3.83%

      *THE INCEPTION DATE OF TRUST CLASS SHARES IS MAY 17, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Trust Class Shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              Trust Class
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases                  N/A



         Maximum deferred sales charge (load)                              N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                                0.25%



         Shareholder administration fees                                   0.10%



         Other expenses                                                    0.01%
                                                                         ------



         Total annual Fund operating expenses                              0.36%



         Fee waivers and/or reimbursements                                (0.06)%
                                                                          ------



         Total net expenses(3)                                             0.30%
                                                                         ======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Trust Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         TRUST CLASS SHARES                      $31      $110      $196       $450

COLUMBIA GOVERNMENT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 43.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S.
                   government obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily U.S. government obligations and U.S. Treasury obligations.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Government Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income and alternative minimum taxes and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*




      The bar chart shows you how the performance of the Fund's Trust Class Shares has varied from year to year.

               2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----
               6.23%    3.95%    1.57%    0.93%    1.10%    2.91%



              *Year-to-date return as of June 30, 2006: 2.20%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:                     1.60%
         WORST: 2ND QUARTER 2004:                    0.20%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         TRUST CLASS SHARES                                2.91%     2.09%     3.87%

      *THE INCEPTION DATE OF TRUST CLASS SHARES IS MAY 17, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Trust Class Shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              Trust Class
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases                  N/A



         Maximum deferred sales charge (load)                              N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                               0.25%



         Shareholder administration fees                                  0.10%



         Other expenses                                                   0.02%
                                                                       -------



         Total annual Fund operating expenses                             0.37%



         Fee waivers and/or reimbursements                               (0.07)%
                                                                       -------



         Total net expenses(3)                                            0.30%
                                                                       =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Trust Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         TRUST CLASS SHARES                      $31      $112      $201       $461

COLUMBIA MUNICIPAL RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 43.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may invest all or any portion of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Municipal Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on municipal obligations, which generally are free from federal income tax, but may be subject to the federal alternative minimum tax and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes; however, such opinions are not binding on tax authorities. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Trust Class Shares has varied from year to year.

               2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----
               3.93%    2.57%    1.26%    0.85%    0.96%    2.17%



              *Year-to-date return as of June 30, 2006: 1.54%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:                1.03%
         WORST: 3RD QUARTER 2003:               0.17%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         TRUST CLASS SHARES                                2.17%     1.56%     2.73%

      *THE INCEPTION DATE OF TRUST CLASS SHARES IS MAY 17, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Trust Class Shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              Trust Class
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases                  N/A



         Maximum deferred sales charge (load)                              N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                               0.25%



         Shareholder administration fees                                  0.10%



         Other expenses                                                   0.01%
                                                                       -------



         Total annual Fund operating expenses                             0.36%



         Fee waivers and/or reimbursements                               (0.06)%
                                                                       -------



         Total net expenses(3)                                            0.30%
                                                                       =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Trust Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         TRUST CLASS SHARES                      $31      $110      $196       $450

COLUMBIA TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 43.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. The Fund normally invests all of its assets in municipal securities which pay interest that is free from federal income and alternative minimum taxes. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on municipal obligations, which generally are free from federal income and alternative minimum taxes, but may be subject to state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes; however, such opinions are not binding on tax authorities. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*




      The bar chart shows you how the performance of the Fund's Trust Class Shares has varied from year to year.

               1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               3.31%    3.49%    3.29%    3.09%    3.94%    2.57%    1.20%    0.81%    0.94%    2.13%



              *Year-to-date return as of June 30, 2006: 1.51%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:                   1.03%
         WORST: 1ST QUARTER 2004:                  0.17%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                         1 YEAR   5 YEARS   10 YEARS
         TRUST CLASS SHARES                              2.13%     1.53%     2.47%




--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Trust Class Shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              Trust Class
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases                  N/A



         Maximum deferred sales charge (load)                              N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                               0.25%



         Shareholder administration fees                                  0.10%



         Other expenses                                                   0.02%
                                                                        -------



         Total annual Fund operating expenses                             0.37%



         Fee waivers and/or reimbursements                               (0.07)%
                                                                         -------



         Total net expenses(3)                                            0.30%
                                                                        =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

         - you invest $10,000 in Trust Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         - you reinvest all distributions in the Fund

         - your investment has a 5% return each year

         - the Fund's operating expenses remain the same as shown in the table above

         - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         TRUST CLASS SHARES                      $31      $112      $201       $461

COLUMBIA CALIFORNIA TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 43.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from California state individual income tax and federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in municipal securities that pay interest exempt from federal income tax and California state individual income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia California Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from individual income tax in one state. The value of the Fund and the amount of interest it pays could be affected by the financial conditions of the state, and its local governments and public authorities. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund, generally come from interest on California municipal obligations, which generally are free from federal income tax and California state individual income tax, but may be subject to alternative minimum taxes and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes; however, such opinions are not binding on tax authorities. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by California and its municipalities, is more vulnerable to unfavorable developments in California than funds that invest in municipal bonds of many different states. Following an economic recession in 2001, the California economy began to improve in 2004 and continued to grow at a solid pace through 2005, resulting in higher-than-anticipated revenue growth. Most of the revenue growth, however, resulted from volatile sources such as business earnings and investment income, which could subside quickly should the California economy experience a more severe slowing than is currently anticipated in 2006 and 2007. In addition, California will likely encounter budget shortfalls following the 2006-07 fiscal year as it faces a number of economic risks and budgetary pressures, including a steeper-than-expected decline in California's real estate market and a sharper-than-expected rise in energy prices. It is unclear how the current economic conditions may affect the Fund. Adverse conditions affecting California generally could have an impact on the State and California municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Trust Class Shares has varied from year to year.

               2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----
               3.35%    2.22%    1.16%    0.77%    0.92%    2.11%



              *Year-to-date return as of June 30, 2006: 1.50%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:                0.89%
         WORST: 3RD QUARTER 2003:               0.15%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         TRUST CLASS SHARES                                2.11%     1.43%     1.85%




      *THE INCEPTION DATE OF TRUST CLASS SHARES IS MAY 24, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Trust Class Shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              Trust Class
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases                  N/A



         Maximum deferred sales charge (load)                              N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                               0.25%



         Shareholder administration fees                                  0.10%



         Other expenses                                                   0.01%
                                                                           -------



         Total annual Fund operating expenses                             0.36%



         Fee waivers and/or reimbursements                               (0.06)%
                                                                           -------



         Total net expenses(3)                                            0.30%
                                                                           =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Trust Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         TRUST CLASS SHARES                      $31      $110      $196       $450

COLUMBIA NEW YORK TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 43.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from New York state individual income tax and federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in municipal securities that pay interest that is free from federal income tax and New York state individual income tax. These securities are issued by or on behalf of the State of New York, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia New York Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from individual income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on New York municipal obligations, which generally are free from federal income tax and New York State and New York City individual income tax, but may be subject to alternative minimum taxes and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be a suitable investment for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes; however, such opinions are not binding on tax authorities. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by New York State, New York City and New York's other municipalities, is more vulnerable to unfavorable developments in New York than funds that invest in municipal bonds of many different states. Although New York's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment and a very small share of the nation's farming and mining activity, adverse conditions affecting any one of these industries could have a negative impact on New York municipal securities. Travel and tourism also constitute an important part of the New York State and City economies. The September 11, 2001 terrorist attack on the World Trade Center in New York City had an adverse effect on all areas of the New York economy. In addition, State costs for employee pensions have increased dramatically, while costs associated with debt services, Medicaid, welfare and other entitlement programs have also risen. However, New York's economy has been growing since September 2003.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Trust Class Shares has varied from year to year.

               2003     2004     2005
               ----     ----     ----
               0.84%    0.96%    2.12%



              *Year-to-date return as of June 30, 2006: 1.51%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2005:           0.65%
         WORST: 3RD QUARTER 2003:          0.18%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         TRUST CLASS SHARES                                        2.12%     1.27%




      *THE INCEPTION DATE OF TRUST CLASS SHARES IS FEBRUARY 15, 2002.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Trust Class Shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              Trust Class
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases                  N/A



         Maximum deferred sales charge (load)                              N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                               0.25%



         Shareholder administration fees                                  0.10%



         Other expenses                                                   0.09%
                                                                         -------



         Total annual Fund operating expenses                             0.44%



         Fee waivers and/or reimbursements                               (0.14)%
                                                                         -------



         Total net expenses(3)                                            0.30%
                                                                         =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Trust Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         TRUST CLASS SHARES                      $31      $127      $232       $541

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Fund's investment objective, principal investment strategies and risks in the descriptions starting on page
4. The following are some other risks and information you should consider before you invest:

      - SPECIAL RULES FOR MONEY MARKET FUNDS -- Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

            - may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

            - must maintain an average dollar-weighted maturity of 90
              days or less

                  Also, the Funds:

            - may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days (except for Columbia California Tax-Exempt Reserves and Columbia New York Tax-Exempt Reserves, which are subject to less restrictive diversification standards)

            - may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier securities (except for Columbia California Tax-Exempt Reserves and Columbia New York Tax-Exempt Reserves, each of which may invest up to 5% of its total assets in second-tier securities)

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. The 80% Policy of certain Funds may be changed without shareholder approval by giving shareholders at least 60 days' notice. The 80% Policy of certain other Funds and other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons may not earn income.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, distribution, administration, shareholder servicing, transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Columbia Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Columbia Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI and on the Columbia Funds' website at www.columbiafunds.com under Fund Portfolio Data. In addition, a complete list of each Fund's portfolio holdings for each calendar month will be available upon request 5 business days following each month-end.

      - INFORMATION FOR FEDERALLY CHARTERED CREDIT UNIONS -- Shares of Columbia Treasury Reserves and Columbia Government Reserves are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration Rules and Regulations and the National Credit Union Administration Letter Number 155.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- Each Fund may incur significant transaction costs that are in addition to the total annual Fund operating expenses disclosed in the fee tables. These transaction costs are made up of all the costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Fund's transaction costs are not.

How the Funds are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER (COLUMBIA MANAGEMENT ADVISORS, LLC) AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 100 mutual fund portfolios in the Columbia Funds Family, including the Money Market Funds described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities and money market instruments. The Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions.

Columbia Management currently has approximately $312 billion in assets under management, which consists of assets under the discretionary management of both the Adviser and Columbia Wanger Asset Management, L.P.

Columbia Funds pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with the Adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

The Adviser has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2007. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that the Adviser will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees the Adviser can receive, along with the actual advisory fees the Adviser and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  COLUMBIA CASH RESERVES                                      0.15%        0.12%



  COLUMBIA MONEY MARKET RESERVES                              0.15%        0.12%



  COLUMBIA TREASURY RESERVES                                  0.15%        0.12%



  COLUMBIA GOVERNMENT RESERVES                                0.15%        0.12%



  COLUMBIA MUNICIPAL RESERVES                                 0.15%        0.12%



  COLUMBIA TAX-EXEMPT RESERVES                                0.15%        0.12%



  COLUMBIA CALIFORNIA TAX-EXEMPT RESERVES                     0.15%        0.12%



  COLUMBIA NEW YORK TAX-EXEMPT RESERVES                       0.15%        0.15%

INVESTMENT SUB-ADVISER

Columbia Funds and the Adviser may engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and the Funds have applied for relief from the SEC to permit the Funds to act on many of the Adviser's recommendations with approval only by the Board and not by Fund shareholders. The Adviser or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

A discussion regarding the basis for the Board of Trustees approving the investment sub-advisory agreement with each sub-adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02111-2621

--------------------------------------------------------------------------------


OTHER SERVICE PROVIDERS

The Funds are distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer and an indirect, wholly-owned subsidiary of Bank of America Corporation.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------

Columbia Management Advisors, LLC is the administrator of the Funds (Administrator), and is responsible for overseeing the administrative operations of the Funds. The Funds pay the Administrator a fee of 0.10% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly. The Funds also pay shareholder administration fees to the Administrator or financial institutions for providing services to investors.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------

Columbia Management Services, Inc. is the transfer agent for the Funds' shares (Transfer Agent), and is an indirect, wholly-owned subsidiary of Bank of America Corporation. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares

(BUYING, SELLING, TRANSFERRING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


This prospectus offers Trust Class Shares of the Funds. Here are some general rules about this class of shares:

  - Trust Class Shares are available to certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they act as a fiduciary, agent or custodian. These include:

     - Bank of America and certain of its affiliates

     - certain other financial institutions and intermediaries, including financial planners and investment advisers

     - institutional investors

     - charitable foundations

     - endowments

     - other funds in the Columbia Funds Family.

  - The minimum initial investment is $250,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Trust Class Shares.

  - There is no minimum amount for additional investments.

  - There are no sales charges for buying, selling or exchanging these shares.

   You'll find more information about buying, selling and exchanging Trust Class Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related services and programs.

   The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. If you have questions about buying, selling or exchanging, or you need help placing an order, please call us at 1.800.353.0828 if you're an institutional investor, or 1.800.345.6611 if you're an individual investor. You can also contact your investment professional.

   Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

Frequent purchases and sales of Fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the Funds) and disrupting portfolio management strategies. However, money market funds are designed to offer investors a liquid cash option that they may purchase and sell as often as they wish. Accordingly, Columbia Funds' Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares and the Funds accommodate frequent trading.

Except as expressly described in this prospectus (such as minimum purchase amounts), the Funds have no limits on purchase or exchange transactions. The Funds reserve the right, but have no obligation, to reject any purchase or exchange transaction at any time. In addition, Columbia Funds reserves the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE MONEY MARKET FUNDS RESERVE THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

IN ADDITION TO WEEKENDS, EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  - 9:45 a.m., 11:00 a.m., 2:30 p.m. and 5:00 p.m. Eastern time each business day for each share class of Columbia Cash Reserves, Columbia Money Market Reserves and Columbia Treasury Reserves

  - 9:45 a.m., 11:00 a.m. and 2:30 p.m. Eastern time each business day for each share class of Columbia Government Reserves

  - 12:00 noon Eastern time each business day for each share class of Columbia Municipal Reserves and Columbia Tax-Exempt Reserves

  - 11:30 a.m. Eastern time each business day for each share class of Columbia California Tax-Exempt Reserves and Columbia New York Tax-Exempt Reserves

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN A FUND

The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders to buy, sell or exchange shares may be delivered to the Transfer Agent by phone, in writing, or through the internet. For more information on account and trading restrictions and special sign-up procedures for internet transactions, please call us at 1.800.353.0828 for institutional investors or 1.800.345.6611 for individual investors. The Transfer Agent has procedures in place to authenticate electronic instructions. You will be asked to accept the terms of an online agreement(s) and utilize a password for internet services. Orders received in good order by the Fund, Distributors Transfer Agent or their agents by the following times on a business day (unless the Fund closes early) will be processed as follows:

  - If your order for Columbia Cash Reserves, Columbia Money Market Reserves or Columbia Treasury Reserves is received in good form by the Transfer Agent by 5:00 p.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you'll receive that day's dividends).

  - If your order for Columbia Government Reserves is received in good form by the Transfer Agent by 2:30 p.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you'll receive that day's dividends).

  - If your order for Columbia Municipal Reserves or Columbia Tax-Exempt Reserves is received in good form by the Transfer Agent by 12:00 noon Eastern time, you will receive that day's net asset value per share (and in the case of purchases you'll receive that day's dividends).

  - If your order for Columbia California Tax-Exempt Reserves or Columbia New York Tax-Exempt Reserves is received in good form by the Transfer Agent by 11:30 a.m. Eastern time, you will receive that day's net asset value per share (and in the case of purchases you'll receive that day's dividends).

Investors are encouraged to place orders to sell as early in the day as possible. The business day that applies to an order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. We will not be liable for following telephone instructions that we reasonably believe are genuine.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Trust Class Shares at net asset value per share.

        - For purchases via Fedwire, we must receive payment by the close of the Federal Reserve wire transfer system (typically 6 p.m. Eastern time) on the business day the Fund, Distributor, Transfer Agent or their agents receive the order (unless the Fund closes early).

          If we receive payment after this time, we'll cancel the order. We'll return any payment received for orders that we cancel. We can change this time under certain circumstances, for example, when there's more wiring activity than normal.

        - If we do not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal fund rate. We have the right to redeem all or part of your holding of shares in any Fund in order to meet these costs.

        - Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We don't issue certificates.

        - You may purchase shares of a Fund by electronically transferring money from your bank account to your Fund account by calling 1.800.422.3737. An electronic funds transfer may take up to two business days to settle and be considered in "good form." You must set up this feature prior to your request.

--------------------------------------------------------------------------------

"GOOD FORM" MEANS THAT THE MONEY USED TO PURCHASE YOUR SHARES IS FULLY COLLECTED. WHEN SELLING SHARES BY LETTER OF INSTRUCTION, "GOOD FORM" ALSO MEANS
(I) YOUR LETTER HAS COMPLETE INSTRUCTIONS, THE PROPER SIGNATURES AND MEDALLION SIGNATURE GUARANTEES AND (II) ANY OTHER REQUIRED DOCUMENTS ARE ATTACHED. FOR ADDITIONAL DOCUMENTS REQUIRED FOR SALES BY CORPORATIONS, AGENTS, FIDUCIARIES, SURVIVING JOINT OWNERS AND OTHER LEGAL ENTITIES PLEASE CALL 1.800.353.0828 (INSTITUTIONAL INVESTORS) OR 1.800.345.6611 (INDIVIDUAL INVESTORS). NO INTEREST WILL BE PAID ON UNCASHED REDEMPTION CHECKS.







 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------



(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - For redemptions via Fedwire, we normally send the sale proceeds by Fedwire as soon as practicable following the net asset value determination time applicable to your order. For more information please refer to HOW ORDERS ARE PROCESSED or contact the Transfer Agent.

        - You can sell up to an aggregate of $100,000 of shares by check via the telephone or through the internet to the address of record or via ACH to your bank in a 30-day period if you qualify for telephone orders.

        - If you paid for your shares by check, we'll hold the sale proceeds when you sell those shares for at least 10 days after the trade date of the purchase.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - You may sell shares of a Fund and request that the proceeds be electronically transferred to you bank account. Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your request.

        - Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares (except shares of Columbia Treasury Reserves).

        - We can delay payment of the sale proceeds of Columbia Cash Reserves, Columbia Money Market Reserves, Columbia Treasury Reserves or Columbia Government Reserves for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

        - We can delay payment of the sale proceeds of Columbia Municipal Reserves, Columbia Tax-Exempt Reserves, Columbia California Tax-Exempt Reserves or Columbia New York Tax-Exempt Reserves for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), or your account may be subject to an annual fee of $10. The Transfer Agent will send you written notification of such action and provide details on how you can add money to your account to avoid this penalty.

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you.

        - under certain other circumstances allowed under the 1940 Act.


--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------



(EXCHANGING SHARES     EXCHANGING SHARES
  GRAPHIC)

      You can generally sell shares of a Fund to buy shares of another Fund distributed by the Distributor. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - You can generally exchange Trust Class Shares of a Fund (some exceptions apply) for:

              - Class Z shares of all other Funds distributed by the
                Distributor, except Money Market Funds

              - Trust Class Shares of Money Market Funds distributed by the
                Distributor.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - We may limit the number of exchanges you can make within a specified period of time.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

Shareholder administration fees
          and financial intermediary payments
(PERCENT GRAPHIC)

--------------------------------------------------------------------------------

FINANCIAL INSTITUTIONS AND INTERMEDIARIES MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------


SHAREHOLDER ADMINISTRATION FEES

The Adviser, its affiliates and/or other financial institutions and intermediaries may receive a maximum annual shareholder administration fee of 0.10% of the average daily net assets of Trust Class Shares of the Funds under a shareholder administration plan.

Fees are calculated daily and paid monthly. Because these fees are paid out of the Fund's assets on an ongoing basis, over time, they will increase the cost of your investment, and may cost you more than any sales charges you may pay.

The Funds pay these fees to eligible financial institutions and intermediaries for as long as the plan continues. We may reduce or discontinue payments at any time.

OTHER COMPENSATION -- FINANCIAL INTERMEDIARY PAYMENTS

In addition, the Distributor or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor or one of its affiliates. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by the Distributor attributable to that financial intermediary, gross sales of the mutual funds distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the support payments to any one financial intermediary are generally expected to be between 0.02% and 0.10% (between 0.03% and 0.12% in the case of the Columbia Money Market Funds) on an annual basis for payments based on average net assets of the Funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds (other than the Columbia Money Market Funds) attributable to the financial intermediary. The Distributor or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in the Fund.

Payments may also be made to certain financial intermediaries, including other Bank of America affiliates, that provide investor services to retirement plans and other investment programs to compensate financial intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.30% of the total Fund assets in the program on an annual basis. The Board has authorized the Funds to reimburse the Transfer Agent for amounts paid to financial intermediaries that maintain assets in omnibus accounts, subject to an annual cap of 0.11% of net assets maintained in such accounts. The amounts in excess of that reimbursed by a Fund will be borne by the Distributor or its affiliates.

The Distributor or its affiliates may make other payments or allow promotional incentives to financial intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

Amounts paid by the Distributor or its affiliates are paid out of the Distributor's or its affiliates' own revenue and do not increase the amount paid by you or your Fund. You can find further details about the payments made by the Distributor or its affiliates and the services provided by financial intermediaries as well as a list of the financial intermediaries to which the Distributor or its affiliates has agreed to make marketing support payments in the SAI, which can be obtained at www.columbiafunds.com or by calling
1.800.345.6611. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from the Distributor and its affiliates and any services it provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular Fund or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.

Distributions and taxes
(DISTRIBUTIONS AND TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, the gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain, if any, to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares and is called a distribution.

Although the Funds do not expect to realize any capital gain, any capital gain realized by a Fund will be distributed at least once a year. The Funds declare distributions of net investment income each business day, and pay them on the first business day of each month. Normally, each Fund will declare and pay distributions of net investment income as indicated above. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily distribution Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Funds) or trade date (all other Funds), and realized net capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts because each class has different expenses.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at
1.800.353.0828 if you're an institutional investor, or 1.800.345.6611 if you're an individual investor. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the same Fund.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Fund's ordinary income and any net realized short-term capital gain, if any, generally are taxable to you as ordinary income. Although the Funds do not expect to realize significant capital gain, any distributions of net realized long-term capital gain, if any, generally are taxable to you as long-term capital gain.

In general, corporate shareholders will not be able to deduct any distributions when determining their taxable income. Fund distributions also will not qualify for reductions in federal income taxation of dividends payable to individuals from certain domestic and foreign corporations.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. State and local taxes may also apply to distributions.

COLUMBIA MUNICIPAL RESERVES, COLUMBIA TAX-EXEMPT RESERVES, COLUMBIA CALIFORNIA TAX-EXEMPT RESERVES, COLUMBIA NEW YORK TAX-EXEMPT RESERVES

In general, you will not be subject to federal income tax on distributions from Columbia Municipal Reserves, Columbia Tax-Exempt Reserves, Columbia California Tax-Exempt Reserves and Columbia New York Tax-Exempt Reserves of their net tax-exempt interest income. Distributions from Columbia California Tax-Exempt Reserves of its net interest income from California municipal securities will not be subject to California state individual income tax. Distributions from Columbia New York Tax-Exempt Reserves of its net interest income from New York municipal securities will not be subject to New York State and New York City individual income tax. Distributions from these Funds, however, may be subject to state, local and other taxes, including corporate taxes.

A portion of the distributions from Columbia Municipal Reserves, Columbia California Tax-Exempt Reserves and Columbia New York Tax-Exempt Reserves may also be subject to alternative minimum taxes.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is exempt from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult your tax adviser about your specific tax situation.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records


  - the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied as a credit against your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

Legal matters

On February 9, 2005, the Adviser and Distributor entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, the Adviser and Distributor have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. The Adviser and Distributor are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Columbia Funds Series Trust (formerly known as Nations Funds Trust), its Board of Trustees, Bank of America Corporation and certain of its affiliates, including the Adviser and Distributor (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and other cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Funds Series Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds Series Trust against BAC and others that asserts claims under the federal securities laws and state common law. Columbia Funds Series Trust is a nominal defendant in this action.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of these actions. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Columbia Funds shareholders and/or the Columbia Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for preliminary approval.

Separately, several putative class actions have been filed against Columbia Funds Series Trust, Bank of America Corporation and certain of its affiliates, and others, in various federal courts relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. (George Siepel, et al. v. Bank of America, Columbia Funds Series Trust, et al., instituted December 28, 2005, U.S. District Court, E.D. Mo.; Luleff v. Bank of America, Columbia Funds Series Trust, William Carmichael, et al., instituted February 22, 2006, U.S. District Court, S.D. NY.) The suits allege various claims including state law claims for breach of fiduciary duty, breach of contract, unjust enrichment and violations of federal securities laws and seek damages and other remedies.

Financial highlights
(FINANCIAL HIGHLIGHTS GRAPHIC)

The financial highlights tables are designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the Funds' financial statements, is included in the Funds' annual report. The independent registered public accounting firm's report and the Funds' financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

COLUMBIA CASH RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  TRUST CLASS SHARES                           03/31/06             03/31/05             03/31/04             03/31/03
  Net asset value, beginning of year             $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0346               0.0148               0.0090               0.0151
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0346)             (0.0148)             (0.0090)             (0.0151)
  Net asset value, end of year                   $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 3.52%                1.49%                0.91%                1.53%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $3,711,063           $3,456,700           $4,080,552           $5,005,841
  Ratio of operating expenses to average
    net assets(a)                                0.30%                0.30%              0.30%(c)             0.30%(b)
  Ratio of net investment income/(loss)
    to average net assets                        3.48%                1.47%                0.91%                1.52%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.37%                0.37%                0.36%                0.36%

                                               YEAR ENDED
  TRUST CLASS SHARES                            03/31/02
  Net asset value, beginning of year              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0310
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0310)
  Net asset value, end of year                    $1.00
  TOTAL RETURN++                                  3.14%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $2,686,258
  Ratio of operating expenses to average
    net assets(a)                               0.30%(b)
  Ratio of net investment income/(loss)
    to average net assets                         2.82%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.37%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The reimbursement from the Fund's investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

COLUMBIA MONEY MARKET RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  TRUST CLASS SHARES                           03/31/06             03/31/05             03/31/04             03/31/03
  Net asset value, beginning of year             $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0347               0.0147               0.0088               0.0145
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0347)             (0.0147)             (0.0088)             (0.0145)
  Net asset value, end of year                   $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 3.52%                1.48%                0.88%                1.46%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $15,325              $10,933              $9,344               $60,342
  Ratio of operating expenses to average
    net assets(a)                                0.30%                0.30%                0.30%              0.30%(b)
  Ratio of net investment income/(loss)
    to average net assets                        3.71%                1.32%                0.88%                1.44%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.36%                0.37%                0.36%                0.36%

                                               YEAR ENDED
  TRUST CLASS SHARES                            03/31/02
  Net asset value, beginning of year              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0301
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0301)
  Net asset value, end of year                    $1.00
  TOTAL RETURN++                                  3.05%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $1,311,771
  Ratio of operating expenses to average
    net assets(a)                                 0.30%
  Ratio of net investment income/(loss)
    to average net assets                         2.75%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.38%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA TREASURY RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  TRUST CLASS SHARES                           03/31/06             03/31/05             03/31/04             03/31/03
  Net asset value, beginning of year             $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0335               0.0134               0.0083               0.0140
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0335)             (0.0134)             (0.0083)             (0.0140)
  Net asset value, end of year                   $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 3.40%                1.35%                0.84%                1.41%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $658,693             $656,083             $808,567             $908,826
  Ratio of operating expenses to average
    net assets(a)                                0.30%                0.30%                0.30%                0.30%
  Ratio of net investment income/(loss)
    to average net assets                        3.35%                1.31%                0.84%                1.42%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.36%                0.37%                0.36%                0.36%

                                               YEAR ENDED
  TRUST CLASS SHARES                            03/31/02
  Net asset value, beginning of year              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0292
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0292)
  Net asset value, end of year                    $1.00
  TOTAL RETURN++                                  2.96%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $399,582
  Ratio of operating expenses to average
    net assets(a)                                 0.30%
  Ratio of net investment income/(loss)
    to average net assets                         2.71%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.37%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA GOVERNMENT RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  TRUST CLASS SHARES                           03/31/06             03/31/05             03/31/04             03/31/03
  Net asset value, beginning of year             $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0338               0.0142               0.0085               0.0141
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0338)             (0.0142)             (0.0085)             (0.0141)
  Net asset value, end of year                   $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 3.43%                1.43%                0.86%                1.42%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $387,210             $250,281             $292,272             $380,478
  Ratio of operating expenses to average
    net assets(a)                                0.30%                0.30%                0.30%                0.30%
  Ratio of net investment income/(loss)
    to average net assets                        3.44%                1.50%                0.86%                1.38%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.37%                0.37%                0.36%                0.37%

                                               YEAR ENDED
  TRUST CLASS SHARES                            03/31/02
  Net asset value, beginning of year              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0293
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0293)
  Net asset value, end of year                    $1.00
  TOTAL RETURN++                                  2.97%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $289,252
  Ratio of operating expenses to average
    net assets(a)                                 0.30%
  Ratio of net investment income/(loss)
    to average net assets                         2.60%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.38%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA MUNICIPAL RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  TRUST CLASS SHARES                           03/31/06             03/31/05             03/31/04             03/31/03
  Net asset value, beginning of year             $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0246               0.0118               0.0079               0.0117
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0246)             (0.0118)             (0.0079)             (0.0117)
  Net asset value, end of year                   $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 2.49%                1.18%                0.80%                1.18%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $520,422             $407,159             $477,139             $505,903
  Ratio of operating expenses to average
    net assets                                  0.30%#                0.30%                0.30%                0.30%
  Ratio of net investment income/(loss)
    to average net assets                        2.49%                1.16%                0.78%                1.13%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      0.36%#                0.38%                0.37%                0.38%

                                               YEAR ENDED
  TRUST CLASS SHARES                            03/31/02
  Net asset value, beginning of year              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0205
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0205)
  Net asset value, end of year                    $1.00
  TOTAL RETURN++                                  2.07%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $491,711
  Ratio of operating expenses to average
    net assets                                    0.30%
  Ratio of net investment income/(loss)
    to average net assets                         1.93%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.40%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

COLUMBIA TAX-EXEMPT RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  TRUST CLASS SHARES                           03/31/06             03/31/05             03/31/04             03/31/03
  Net asset value, beginning of year             $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0241               0.0115               0.0076               0.0113
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0241)             (0.0115)             (0.0076)             (0.0113)
  Net asset value, end of year                   $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 2.44%                1.15%                0.76%                1.14%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $2,475,660           $2,052,864           $2,028,564           $2,411,508
  Ratio of operating expenses to average
    net assets                                  0.30%#                0.30%                0.30%                0.30%
  Ratio of net investment income/(loss)
    to average net assets                        2.43%                1.15%                0.74%                1.03%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      0.37%#                0.38%                0.37%                0.38%

                                               YEAR ENDED
  TRUST CLASS SHARES                            03/31/02*
  Net asset value, beginning of year              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0204
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0204)
  Net asset value, end of year                    $1.00
  TOTAL RETURN++                                  2.06%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $2,606,052
  Ratio of operating expenses to average
    net assets                                    0.30%
  Ratio of net investment income/(loss)
    to average net assets                         2.00%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.33%

* The financial information for the fiscal periods reflect the financial information for Columbia Tax Exempt Fund Class Z shares which were reorganized into Columbia Tax-Exempt Reserves Trust Class Shares as of May 10, 2002.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

COLUMBIA CALIFORNIA TAX-EXEMPT
RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  TRUST CLASS SHARES                           03/31/06             03/31/05             03/31/04             03/31/03
  Net asset value, beginning of year             $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0240               0.0113               0.0073               0.0105
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0240)             (0.0113)             (0.0073)             (0.0105)
  Net asset value, end of year                   $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 2.42%                1.14%                0.74%                1.07%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $470,430             $339,137             $294,225             $435,253
  Ratio of operating expenses to average
    net assets                                  0.30%#                0.30%                0.30%                0.30%
  Ratio of net investment income/(loss)
    to average net assets                        2.41%                1.15%                0.73%                1.05%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      0.36%#                0.38%                0.37%                0.37%

                                               YEAR ENDED
  TRUST CLASS SHARES                            03/31/02
  Net asset value, beginning of year              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0189
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0189)
  Net asset value, end of year                    $1.00
  TOTAL RETURN++                                  1.91%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $360,892
  Ratio of operating expenses to average
    net assets                                    0.30%
  Ratio of net investment income/(loss)
    to average net assets                         1.27%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.38%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

COLUMBIA NEW YORK TAX-EXEMPT
RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  TRUST CLASS SHARES                           03/31/06             03/31/05             03/31/04             03/31/03
  Net asset value, beginning of period           $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0241               0.0115               0.0080               0.0112
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0241)             (0.0115)             (0.0080)             (0.0112)
  Net asset value, end of period                 $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 2.43%                1.16%                0.81%                1.13%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets at end of period (in 000's)        $27,216              $12,627              $15,931              $17,021
  Ratio of operating expenses to average
    net assets                                  0.30%#                0.30%                0.30%                0.23%
  Ratio of net investment income/(loss)
    to average net assets                        2.46%                1.23%                0.83%                1.17%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      0.44%#                0.63%                0.57%                0.88%

                                              PERIOD ENDED
  TRUST CLASS SHARES                            03/31/02*
  Net asset value, beginning of period            $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0012
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0012)
  Net asset value, end of period                  $1.00
  TOTAL RETURN++                                0.12%+++
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets at end of period (in 000's)          $826
  Ratio of operating expenses to average
    net assets                                   0.30%+
  Ratio of net investment income/(loss)
    to average net assets                        0.93%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       4.61%+

* Columbia New York Tax-Exempt Reserves Trust Class Shares commenced operations on February 15, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
+++ Not annualized.
# The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

Hypothetical investment and expense information

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Funds, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in each class of the Funds assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the Funds, which are the same as those stated in the Annual Fund Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables shown below reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charges, if any, which may be payable on redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

COLUMBIA CASH RESERVES -- TRUST SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%
              CUMULATIVE RETURN     ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE          AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO             EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%            0.30%                4.70%              $10,470.00       $30.71
       2           10.25%            0.37%                9.55%              $10,954.76       $39.64
       3           15.76%            0.37%               14.62%              $11,461.97       $41.47
       4           21.55%            0.37%               19.93%              $11,992.66       $43.39
       5           27.63%            0.37%               25.48%              $12,547.92       $45.40
       6           34.01%            0.37%               31.29%              $13,128.88       $47.50
       7           40.71%            0.37%               37.37%              $13,736.75       $49.70
       8           47.75%            0.37%               43.73%              $14,372.76       $52.00
       9           55.13%            0.37%               50.38%              $15,038.22       $54.41
      10           62.89%            0.37%               57.34%              $15,734.49       $56.93
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $5,734.49
  TOTAL ANNUAL FEES & EXPENSES                                                               $461.15

COLUMBIA MONEY MARKET RESERVES -- TRUST SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%
              CUMULATIVE RETURN     ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE          AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO             EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%            0.30%                4.70%              $10,470.00       $30.71
       2           10.25%            0.36%                9.56%              $10,955.81       $38.57
       3           15.76%            0.36%               14.64%              $11,464.16       $40.36
       4           21.55%            0.36%               19.96%              $11,996.09       $42.23
       5           27.63%            0.36%               25.53%              $12,552.71       $44.19
       6           34.01%            0.36%               31.35%              $13,135.16       $46.24
       7           40.71%            0.36%               37.45%              $13,744.63       $48.38
       8           47.75%            0.36%               43.82%              $14,382.38       $50.63
       9           55.13%            0.36%               50.50%              $15,049.72       $52.98
      10           62.89%            0.36%               57.48%              $15,748.03       $55.44
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $5,748.03
  TOTAL ANNUAL FEES & EXPENSES                                                               $449.71

COLUMBIA TREASURY RESERVES -- TRUST SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%
              CUMULATIVE RETURN     ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE          AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO             EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%            0.30%                4.70%              $10,470.00       $30.71
       2           10.25%            0.36%                9.56%              $10,955.81       $38.57
       3           15.76%            0.36%               14.64%              $11,464.16       $40.38
       4           21.55%            0.36%               19.96%              $11,996.09       $42.23
       5           27.63%            0.36%               25.53%              $12,552.71       $44.19
       6           34.01%            0.36%               31.35%              $13,135.16       $46.24
       7           40.71%            0.36%               37.45%              $13,744.63       $48.38
       8           47.75%            0.36%               43.82%              $14,382.38       $50.63
       9           55.13%            0.36%               50.50%              $15,049.72       $52.98
      10           62.89%            0.36%               57.48%              $15,748.03       $55.44
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $5,748.03
  TOTAL ANNUAL FEES & EXPENSES                                                               $449.71

COLUMBIA GOVERNMENT RESERVES -- TRUST SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%
              CUMULATIVE RETURN     ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE          AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO             EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%            0.30%                4.70%              $10,470.00       $30.71
       2           10.25%            0.37%                9.55%              $10,954.76       $39.64
       3           15.76%            0.37%               14.62%              $11,461.97       $41.47
       4           21.55%            0.37%               19.93%              $11,992.66       $43.39
       5           27.63%            0.37%               25.48%              $12,547.92       $45.40
       6           34.01%            0.37%               31.29%              $13,128.88       $47.50
       7           40.71%            0.37%               37.37%              $13,736.75       $49.70
       8           47.75%            0.37%               43.73%              $14,372.76       $52.00
       9           55.13%            0.37%               50.38%              $15,038.22       $54.41
      10           62.89%            0.37%               57.34%              $15,734.49       $56.93
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $5,734.49
  TOTAL ANNUAL FEES & EXPENSES                                                               $461.15

COLUMBIA MUNICIPAL RESERVES -- TRUST SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%
              CUMULATIVE RETURN     ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE          AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO             EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%            0.30%                4.70%              $10,470.00       $30.71
       2           10.25%            0.36%                9.56%              $10,955.81       $38.57
       3           15.76%            0.36%               14.64%              $11,464.16       $40.36
       4           21.55%            0.36%               19.96%              $11,996.09       $42.23
       5           27.63%            0.36%               25.53%              $12,552.71       $44.19
       6           34.01%            0.36%               31.35%              $13,135.16       $46.24
       7           40.71%            0.36%               37.45%              $13,744.63       $48.38
       8           47.75%            0.36%               43.82%              $14,382.38       $50.63
       9           55.13%            0.36%               50.50%              $15,049.72       $52.98
      10           62.89%            0.36%               57.48%              $15,748.03       $55.44
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $5,748.03
  TOTAL ANNUAL FEES & EXPENSES                                                               $449.71

COLUMBIA TAX-EXEMPT RESERVES -- TRUST SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%
              CUMULATIVE RETURN     ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE          AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO             EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%            0.30%                4.70%              $10,470.00       $30.71
       2           10.25%            0.37%                9.55%              $10,954.76       $39.64
       3           15.76%            0.37%               14.62%              $11,461.97       $41.47
       4           21.55%            0.37%               19.93%              $11,992.66       $43.39
       5           27.63%            0.37%               25.48%              $12,547.92       $45.40
       6           34.01%            0.37%               31.29%              $13,128.88       $47.50
       7           40.71%            0.37%               37.37%              $13,736.75       $49.70
       8           47.75%            0.37%               43.73%              $14,372.76       $52.00
       9           55.13%            0.37%               50.38%              $15,038.22       $54.41
      10           62.89%            0.37%               57.34%              $15,734.49       $56.93
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $5,734.49
  TOTAL ANNUAL FEES & EXPENSES                                                               $461.15

COLUMBIA CALIFORNIA TAX-EXEMPT RESERVES -- TRUST SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%
              CUMULATIVE RETURN     ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE          AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO             EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%            0.30%                4.70%              $10,470.00       $30.71
       2           10.25%            0.36%                9.56%              $10,955.81       $38.57
       3           15.76%            0.36%               14.64%              $11,464.16       $40.36
       4           21.55%            0.36%               19.96%              $11,996.09       $42.23
       5           27.63%            0.36%               25.53%              $12,552.71       $44.19
       6           34.01%            0.36%               31.35%              $13,135.16       $46.24
       7           40.71%            0.36%               37.45%              $13,744.63       $48.38
       8           47.75%            0.36%               43.82%              $14,382.38       $50.63
       9           55.13%            0.36%               50.50%              $15,049.72       $52.98
      10           62.89%            0.36%               57.48%              $15,748.03       $55.44
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $5,748.03
  TOTAL ANNUAL FEES & EXPENSES                                                               $449.71

COLUMBIA NEW YORK TAX-EXEMPT RESERVES -- TRUST SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%
              CUMULATIVE RETURN     ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE          AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO             EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%            0.30%                4.70%              $10,470.00       $30.71
       2           10.25%            0.44%                9.47%              $10,947.43       $47.12
       3           15.76%            0.44%               14.47%              $11,446.63       $49.27
       4           21.55%            0.44%               19.69%              $11,968.60       $51.51
       5           27.63%            0.44%               25.14%              $12,514.37       $53.86
       6           34.01%            0.44%               30.85%              $13,085.02       $56.32
       7           40.71%            0.44%               36.82%              $13,681.70       $58.89
       8           47.75%            0.44%               43.06%              $14,305.59       $61.57
       9           55.13%            0.44%               49.58%              $14,957.92       $64.38
      10           62.89%            0.44%               56.40%              $15,640.00       $67.32
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $5,640.00
  TOTAL ANNUAL FEES & EXPENSES                                                               $540.94

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO COLUMBIA FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------

Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of the Fund's assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 under the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

DEBT SECURITY -- when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.


FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has received a rating in the highest short-term rating category from two, or in some circumstances one, nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.
FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

GUARANTEED INVESTMENT CONTRACT -- an investment instrument issued by a rated insurance company in return for a payment by an investor.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as Standard & Poor's Corporation or Moody's Investors Service, Inc. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board. Please see the SAI for more information about credit ratings.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MONEY MARKET INSTRUMENT -- a high quality, short-term debt security that pays interest based on a fixed, variable or floating rate and is considered to mature in 13 months or less. Money market instruments include, but are not limited to, U.S. Treasury obligations, U.S. government obligations, certificates of deposit and time deposits, bankers' acceptances, commercial paper, corporate bonds, extendible commercial notes, asset backed securities, funding agreements, repurchase agreements and certain municipal securities.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

PARTICIPATION -- a pass-through certificate representing a share in a pool of debt obligations or other instruments.

PASS-THROUGH CERTIFICATE -- securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

PRIVATE ACTIVITY BOND -- a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SPECIAL PURPOSE ISSUER -- an entity organized solely to issue asset-backed securities on a pool of assets it owns.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

--------------------------------------------------------------------------------

  COLUMBIA MANAGEMENT--Registered Trademark--






  Where to find more information

  You'll find more information about Columbia Money Market Funds in the following documents:



  Annual and semi-annual reports             Information about the Funds can be
                                             reviewed and copied at the SEC's
  The annual and semi-annual reports         Public Reference Room in
  contain information about Fund             Washington, D.C. Information on the
  investments and performance, the           operation of the Public Reference
  financial statements and the               Room may be obtained by calling the
  independent registered public              SEC at 1-202-942-8090. The reports
  accounting firm's reports. The             and other information about the
  annual report also includes a              Funds are available on the EDGAR
  discussion about the market                Database on the SEC's Internet site
  conditions and investment                  at http://www.sec.gov, and copies
  strategies that had a significant          of this information may be
  effect on each Fund's performance          obtained, after paying a
  during the period covered.                 duplicating fee, by electronic
                                             request at the following E-mail
  Statement of Additional Information        address: publicinfo@sec.gov, or by
                                             writing the SEC's Public Reference
  The SAI contains additional                Section, Washington, D.C.
  information about the Funds and            20549-0102.
  their policies. The SAI is legally
  part of this prospectus (it's
  incorporated by reference). A copy
  has been filed with the SEC.

  You can obtain a free copy of these
  documents, request other
  information about the Funds and
  make shareholder inquiries by
  contacting Columbia Funds:

  By telephone:
  1.800.353.0828 (Institutional Investors)

  1.800.345.6611 (Individual Investors)

  By mail:
  COLUMBIA FUNDS
  C/O COLUMBIA FUNDS SERVICES
  P.O. BOX 8081
  BOSTON, MA 02266-8081

  On the Internet:
  www.columbiafunds.com

--------------------------------------------------------------------------------

  SEC file number: 811-09645
  Columbia Funds Series Trust

  CSH-36/111385-0606

--------------------------------------------------------------------------------

    COLUMBIA MANAGEMENT--Registered Trademark--












                                  --------------------------------------

                                    Money Market Funds

                                    Prospectus -- Liquidity Class Shares

                                    August 1, 2006

                                  --------------------------------------


                                    Columbia Cash Reserves

                                    Columbia Money Market Reserves

                                    Columbia Treasury Reserves

                                    Columbia Government Reserves

                                    Columbia Municipal Reserves

                                    Columbia Tax-Exempt Reserves

                                    Columbia California Tax-Exempt Reserves

                                    Columbia New York Tax-Exempt Reserves








                                    THE SECURITIES AND EXCHANGE COMMISSION (SEC)
                                    HAS NOT APPROVED OR DISAPPROVED THESE
                                    SECURITIES OR DETERMINED IF THIS PROSPECTUS
                                    IS TRUTHFUL OR COMPLETE.

                                    ANY REPRESENTATION TO THE CONTRARY IS A
                                    CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

  NOT FDIC-INSURED

  NOT BANK ISSUED

  NO BANK GUARANTEE

  MAY LOSE VALUE

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE COLUMBIA FUNDS FAMILY (COLUMBIA FUNDS OR COLUMBIA FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 70.

YOUR INVESTMENT IN A FUND IS NOT A BANK DEPOSIT OR OTHER OBLIGATION OF, OR ISSUED OR ENDORSED OR GUARANTEED BY, BANK OF AMERICA, N.A. (BANK OF AMERICA) OR ANY OF ITS AFFILIATES. YOUR INVESTMENT IN A FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUNDS AND MAY BE COMPENSATED OR INCENTED IN CONNECTION WITH THE SALE OF THE FUNDS.

YOUR INVESTMENT IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL INVESTED. YOUR INVESTMENT MAY LOSE MONEY.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about some Columbia Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

This prospectus offers Liquidity Class Shares of the Funds. This class of shares is designed primarily for financial institutions and intermediaries for their own accounts, and for certain of their client accounts. Please turn to BUYING, SELLING AND EXCHANGING SHARES for more information about who is eligible to buy this class of shares.

ABOUT THE FUNDS

The Money Market Funds seek to provide income while protecting the principal of your original investment by investing in money market instruments.

Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

ARE THESE FUNDS RIGHT FOR YOU?

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Money Market Funds may be suitable for you if:

  - you're looking for a relatively low risk investment with stability of principal

  - you have short-term income needs

They may not be suitable for you if:

  - you're looking for higher returns and are prepared to assume a higher level of investment risk

  - you're more comfortable with bank deposits that are FDIC-insured

You'll find a discussion of each Fund's investment objective, principal investment strategies and principal risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.353.0828 if you're an institutional investor, or 1.800.345.6611 if you're an individual investor. You can also contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

COLUMBIA MANAGEMENT ADVISORS, LLC (THE ADVISER) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER STARTING ON PAGE 46.

--------------------------------------------------------------------------------


COLUMBIA CASH RESERVES                                           4
------------------------------------------------------------------
COLUMBIA MONEY MARKET RESERVES                                   9
------------------------------------------------------------------
COLUMBIA TREASURY RESERVES                                      14
------------------------------------------------------------------
COLUMBIA GOVERNMENT RESERVES                                    19
------------------------------------------------------------------
COLUMBIA MUNICIPAL RESERVES                                     24
------------------------------------------------------------------
COLUMBIA TAX-EXEMPT RESERVES                                    29
------------------------------------------------------------------
COLUMBIA CALIFORNIA TAX-EXEMPT RESERVES                         34
------------------------------------------------------------------
COLUMBIA NEW YORK TAX-EXEMPT RESERVES                           39
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     44
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       46

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                         48
     How orders are processed                                   50
  How selling and servicing agents are paid                     54
  Distributions and taxes                                       56
  Legal matters                                                 59
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            60
------------------------------------------------------------------
HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION                 65
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   70
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

COLUMBIA CASH RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 46.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - bank obligations, including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches,

  - commercial paper,

  - corporate bonds,

  - extendible commercial notes,

  - asset-backed securities,

  - funding agreements,

  - municipal securities,

  - repurchase agreements and

  - other high quality short-term obligations.

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the portfolio management team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPHC       PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Cash Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - INTEREST RATE RISK -- The yield paid by the Fund will vary with changes in short-term interest rates.

      - CREDIT RISK -- Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. With respect to municipal securities, the ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid.

      - U.S. GOVERNMENT OBLIGATIONS -- Obligations of U.S. government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government would provide financial support to any of these entities if it is not obligated to do so by law.

      - REPURCHASE AGREEMENTS -- Repurchase agreements, while backed by collateral, carry some risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.

      - FOREIGN INVESTMENTS -- Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, potentially high or confiscatory levels of taxation, incomplete financial information about the issuers of securities, and political or economic instability. Foreign securities may be more volatile and less liquid than U.S. securities.

      - SHARE PRICE -- There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.

      - SELECTION OF INVESTMENTS -- The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Liquidity Class Shares has varied from year to year.

         1996   1997     1998     1999     2000     2001     2002     2003     2004     2005
         ----   ----     ----     ----     ----     ----     ----     ----     ----     ----
                5.29%    5.46%    5.42%    5.06%    6.31%    4.06%    1.66%    0.94%    1.10%    2.94%



               *Year-to-date return as of June 30, 2006: 2.21%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:                     1.62%
         WORST: 2ND QUARTER 2004:                    0.20%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                         1 YEAR   5 YEARS   10 YEARS
         LIQUIDITY CLASS SHARES                          2.94%     2.13%     3.81%

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Liquidity Class Shares can be found in the section HYPOTHETICAL INVESTMENT
                   AND EXPENSE INFORMATION.

         SHAREHOLDER FEES                                           Liquidity Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.25%



         Distribution (12b-1) and shareholder servicing fees             0.25%



                                                                         0.02%
         Other expenses                                                   ---------



         Total annual Fund operating expenses                            0.52%



                                                                        (0.17)%
         Fee waivers and/or reimbursements                                ---------



                                                                         0.35%
         Total net expenses(3)                                            =========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Liquidity Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         LIQUIDITY CLASS SHARES                  $36      $150      $274        $636

COLUMBIA MONEY MARKET RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 46.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - bank obligations, including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches,

  - commercial paper,

  - corporate bonds,

  - extendible commercial notes,

  - asset-backed securities,

  - funding agreements,

  - municipal securities,

  - repurchase agreements and

  - other high quality short-term obligations.

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the portfolio management team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Money Market Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - INTEREST RATE RISK -- The yield paid by the Fund will vary with changes in short-term interest rates.

      - CREDIT RISK -- Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. With respect to municipal securities, the ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid.

      - U.S. GOVERNMENT OBLIGATIONS -- Obligations of U.S. government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government would provide financial support to any of these entities if it is not obligated to do so by law.

      - REPURCHASE AGREEMENTS -- Repurchase agreements, while backed by collateral, carry some risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.

      - FOREIGN INVESTMENTS -- Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, potentially high or confiscatory levels of taxation, incomplete financial information about the issuers of securities, and political or economic instability. Foreign securities may be more volatile and less liquid than U.S. securities.

      - SHARE PRICE -- There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.

      - SELECTION OF INVESTMENTS -- The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Liquidity Class Shares has varied from year to year.

               1999     2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----    -------
               5.05%    6.30%    3.99%    1.59%    0.90%    1.09%    2.95%



              *Year-to-date return as of June 30, 2006: 2.21%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:                     1.61%
         WORST: 2ND QUARTER 2004:                    0.19%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         LIQUIDITY CLASS SHARES                            2.95%     2.10%     3.22%

      *THE INCEPTION DATE OF LIQUIDITY CLASS SHARES IS AUGUST 7, 1998.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Liquidity Class Shares can be found in the section HYPOTHETICAL INVESTMENT
                   AND EXPENSE INFORMATION.

         SHAREHOLDER FEES                                           Liquidity Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.25%



         Distribution (12b-1) and shareholder servicing fees             0.25%



         Other expenses                                                  0.01%
                                                                          ---------



         Total annual Fund operating expenses                            0.51%



         Fee waivers and/or reimbursements                              (0.16)%
                                                                          ---------



         Total net expenses(3)                                           0.35%
                                                                          =========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Liquidity Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         LIQUIDITY CLASS SHARES                  $36      $147      $269       $625

COLUMBIA TREASURY RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 46.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - U.S. Treasury obligations

  - repurchase agreements and reverse repurchase agreements secured by U.S. Treasury obligations and U.S. government obligations

  - obligations whose principal and interest are backed by the U.S. government

The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Treasury Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income and alternative minimum taxes and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Liquidity Class Shares has varied from year to year.

               1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               5.17%    5.32%    5.23%    4.77%    6.03%    3.83%    1.54%    0.87%    1.00%    2.81%



              *Year-to-date return as of June 30, 2006: 2.15%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:          1.57%
         WORST: 2ND QUARTER 2004:         0.17%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                         1 YEAR   5 YEARS   10 YEARS
         LIQUIDITY CLASS SHARES                          2.81%     2.00%     3.64%

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Liquidity Class Shares can be found in the section HYPOTHETICAL INVESTMENT
                   AND EXPENSE INFORMATION.

         SHAREHOLDER FEES                                           Liquidity Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.25%



         Distribution (12b-1) and shareholder servicing fees             0.25%



         Other expenses                                                  0.01%
                                                                          ---------



         Total annual Fund operating expenses                            0.51%



         Fee waivers and/or reimbursements                              (0.16)%
                                                                          ---------



         Total net expenses(3)                                           0.35%
                                                                          =========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Liquidity Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         LIQUIDITY CLASS SHARES                  $36      $147      $269       $625




COLUMBIA GOVERNMENT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 46.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S.
                   government obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily U.S. government obligations and U.S. Treasury obligations.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Government Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income and alternative minimum taxes and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Liquidity Class Shares has varied from year to year.

               1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               5.19%    5.34%    5.27%    4.87%    6.17%    3.90%    1.51%    0.88%    1.05%    2.86%



              *Year-to-date return as of June 30, 2006: 2.17%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 3RD QUARTER 2000:          1.59%
         WORST: 1ST QUARTER 2004:         0.18%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                         1 YEAR   5 YEARS   10 YEARS
         LIQUIDITY CLASS SHARES                          2.86%     2.04%     3.69%

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Liquidity Class Shares can be found in the section HYPOTHETICAL INVESTMENT
                   AND EXPENSE INFORMATION.

         SHAREHOLDER FEES                                           Liquidity Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.25%



         Distribution (12b-1) and shareholder servicing fees             0.25%



         Other expenses                                                  0.02%
                                                                          ---------



         Total annual Fund operating expenses                            0.52%



         Fee waivers and/or reimbursements                              (0.17)%
                                                                          ---------



         Total net expenses(3)                                           0.35%
                                                                          =========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Liquidity Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         LIQUIDITY CLASS SHARES                  $36      $150      $274       $636

COLUMBIA MUNICIPAL RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 46.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may invest all or any portion of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Municipal Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on municipal obligations, which generally are free from federal income tax, but may be subject to the federal alternative minimum tax and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes; however, such opinions are not binding on tax authorities. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Liquidity Class Shares has varied from year to year.

               1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               3.27%    3.42%    3.24%    3.00%    3.88%    2.52%    1.21%    0.80%    0.91%    2.12%



              *Year-to-date return as of June 30, 2006: 1.51%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:                   1.02%
         WORST: 3RD QUARTER 2003:                  0.16%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                         1 YEAR   5 YEARS   10 YEARS
         LIQUIDITY CLASS SHARES                          2.12%     1.51%     2.43%

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Liquidity Class Shares can be found in the section HYPOTHETICAL INVESTMENT
                   AND EXPENSE INFORMATION.

         SHAREHOLDER FEES                                           Liquidity Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.25%



         Distribution (12b-1) and shareholder servicing fees             0.25%



         Other expenses                                                  0.01%
                                                                          ---------



         Total annual Fund operating expenses                            0.51%



         Fee waivers and/or reimbursements                              (0.16)%
                                                                          ---------



         Total net expenses(3)                                           0.35%
                                                                          =========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Liquidity Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         LIQUIDITY CLASS SHARES                  $36      $147      $269       $625

COLUMBIA TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 46.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. The Fund normally invests all of its assets in municipal securities which pay interest that is free from federal income and alternative minimum taxes. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on municipal obligations, which generally are free from federal income and alternative minimum taxes, but may be subject to state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes; however, such opinions are not binding on tax authorities. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Liquidity Class Shares has varied from year to year.

               2003     2004     2005
               ----     ----     ----
               0.76%    0.89%    2.08%



              *Year-to-date return as of June 30, 2006: 1.48%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2005:           0.64%
         WORST: 3RD QUARTER 2003:          0.15%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         LIQUIDITY CLASS SHARES                                    2.08%    1.23%

      *THE INCEPTION DATE OF LIQUIDITY CLASS SHARES IS SEPTEMBER 3, 2002.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Liquidity Class Shares can be found in the section HYPOTHETICAL INVESTMENT
                   AND EXPENSE INFORMATION.

         SHAREHOLDER FEES                                          Liquidity Class
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.25%



         Distribution (12b-1) and shareholder servicing fees            0.25%



         Other expenses                                                 0.02%
                                                                         ---------



         Total annual Fund operating expenses                           0.52%



         Fee waivers and/or reimbursements                             (0.17)%
                                                                         ---------



         Total net expenses(3)                                          0.35%
                                                                         =========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this information will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Liquidity Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         LIQUIDITY CLASS SHARES                  $36      $150      $274       $636

COLUMBIA CALIFORNIA TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 46.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from California state individual income tax and federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in municipal securities that pay interest exempt from federal income tax and California state individual income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia California Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from individual income tax in one state. The value of the Fund and the amount of interest it pays could be affected by the financial conditions of the state, and its local governments and public authorities. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on California municipal obligations, which generally are free from federal income tax and California state individual income tax, but may be subject to alternative minimum taxes and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes; however, such opinions are not binding on tax authorities. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by California and its municipalities, is more vulnerable to unfavorable developments in California than funds that invest in municipal bonds of many different states. Following an economic recession in 2001, the California economy began to improve in 2004 and continued to grow at a solid pace through 2005, resulting in higher-than-anticipated revenue growth. Most of the revenue growth, however, resulted from volatile sources such as business earnings and investment income, which could subside quickly should the California economy experience a more severe slowing than is currently anticipated in 2006 and 2007. In addition, California will likely encounter budget shortfalls following the 2006-07 fiscal year as it faces a number of economic risks and budgetary pressures, including a steeper-than-expected decline in California's real estate market and a sharper-than-expected rise in energy prices. It is unclear how the current economic conditions may affect the Fund. Adverse conditions affecting California generally could have an impact on the State and California municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Liquidity Class Shares has varied from year to year.

               2002     2003     2004     2005
               ----     ----     ----     ----
               1.11%    0.72%    0.87%    2.06%



              *Year-to-date return as of June 30, 2006: 1.47%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2005:          0.63%
         WORST: 3RD QUARTER 2003:         0.14%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         LIQUIDITY CLASS SHARES                                    2.06%     1.23%

      *THE INCEPTION DATE OF LIQUIDITY CLASS SHARES IS AUGUST 10, 2001.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Liquidity Class Shares can be found in the section HYPOTHETICAL INVESTMENT
                   AND EXPENSE INFORMATION.

         SHAREHOLDER FEES                                           Liquidity Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.25%



         Distribution (12b-1) and shareholder servicing fees             0.25%



         Other expenses                                                  0.01%
                                                                          ---------



         Total annual Fund operating expenses                            0.51%



         Fee waivers and/or reimbursements                              (0.16)%
                                                                          ---------



         Total net expenses(3)                                           0.35%
                                                                          =========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Liquidity Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         LIQUIDITY CLASS SHARES                  $36      $147      $269       $625

COLUMBIA NEW YORK TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 46.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from New York state individual income tax and federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in municipal securities that pay interest that is free from federal income tax and New York state individual income tax. These securities are issued by or on behalf of the State of New York, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------







 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia New York Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from individual income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on New York municipal obligations, which generally are free from federal income tax and New York State and New York City individual income tax, but may be subject to alternative minimum taxes and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be a suitable investment for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes; however, such opinions are not binding on tax authorities. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by New York State, New York City and New York's other municipalities, is more vulnerable to unfavorable developments in New York than funds that invest in municipal bonds of many different states. Although New York's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment and a very small share of the nation's farming and mining activity, adverse conditions affecting any one of these industries could have a negative impact on New York municipal securities. Travel and tourism also constitute an important part of the New York State and City economies. The September 11, 2001 terrorist attack on the World Trade Center in New York City had an adverse effect on all areas of the New York economy. In addition, State costs for employee pensions have increased dramatically, while costs associated with debt services, Medicaid, welfare and other entitlement programs have also risen. However, New York's economy has been growing since September 2003.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

BECAUSE LIQUIDITY CLASS SHARES OF THE FUND DID NOT HAVE ANY ASSETS AS OF DECEMBER 31, 2005, THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS. THE TRUST CLASS SHARES HAVE SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES AND DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Trust Class Shares has varied from year to year.

               2003     2004     2005
               ----     ----     ----
               0.84%    0.96%    2.12%



              *Year-to-date return as of June 30, 2006: 1.51%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2005:           0.65%
         WORST: 3RD QUARTER 2003:          0.18%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         TRUST CLASS SHARES                                        2.12%     1.27%




      *THE INCEPTION DATE OF TRUST CLASS SHARES IS FEBRUARY 15, 2002.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Liquidity Class Shares can be found in the section HYPOTHETICAL INVESTMENT
                   AND EXPENSE INFORMATION.

         SHAREHOLDER FEES                                           Liquidity Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.25%



         Distribution (12b-1) and shareholder servicing fees             0.25%



         Other expenses                                                  0.09%
                                                                          ---------



         Total annual Fund operating expenses                            0.59%



         Fee waivers and/or reimbursements                              (0.24)%
                                                                          ---------



         Total net expenses(3)                                           0.35%
                                                                          =========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Liquidity Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         LIQUIDITY CLASS SHARES                  $36      $165      $305        $715

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Fund's investment objective, principal investment strategies and risks in the descriptions starting on page
4. The following are some other risks and information you should consider before you invest:

      - SPECIAL RULES FOR MONEY MARKET FUNDS -- Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

           - may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

           - must maintain an average dollar-weighted maturity of 90 days or less

           Also, the Funds:

           - may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days (except for Columbia California Tax-Exempt Reserves and Columbia New York Tax-Exempt Reserves, which are subject to less restrictive diversification standards)

           - may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier securities (except for Columbia California Tax-Exempt Reserves and Columbia New York Tax-Exempt Reserves, each of which may invest up to 5% of its total assets in second-tier securities)

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. The 80% Policy of certain Funds may be changed without shareholder approval by giving shareholders at least 60 days' notice. The 80% Policy of certain other Funds and other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons may not earn income.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, distribution, administration, shareholder servicing, transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Columbia Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Columbia Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI and on the Columbia Funds' website at www.columbiafunds.com under Fund Portfolio Data. In addition, a complete list of each Fund's portfolio holdings for each calendar month will be available upon request 5 business days following each month-end.

      - INFORMATION FOR FEDERALLY CHARTERED CREDIT UNIONS -- Shares of Columbia Treasury Reserves and Columbia Government Reserves are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration Rules and Regulations and the National Credit Union Administration Letter Number 155.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- Each Fund may incur significant transaction costs that are in addition to the total annual Fund operating expenses disclosed in the fee tables. These transaction costs are made up of all the costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Fund's transaction costs are not.

How the Funds are managed
(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER (COLUMBIA MANAGEMENT ADVISORS, LLC) AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 100 mutual fund portfolios in the Columbia Funds Family, including the Money Market Funds described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities and money market instruments. The Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions.

Columbia Management currently has approximately $312 billion in assets under management, which consists of assets under the discretionary management of both the Adviser and Columbia Wanger Asset Management, L.P.

Columbia Funds pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with the Adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

The Adviser has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2007. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that the Adviser will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees the Adviser can receive, along with the actual advisory fees the Adviser and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                            MAXIMUM    ACTUAL FEE
                                                            ADVISORY    PAID LAST
                                                              FEE      FISCAL YEAR
  COLUMBIA CASH RESERVES                                     0.15%        0.12%



  COLUMBIA MONEY MARKET RESERVES                             0.15%        0.12%



  COLUMBIA TREASURY RESERVES                                 0.15%        0.12%



  COLUMBIA GOVERNMENT RESERVES                               0.15%        0.12%



  COLUMBIA MUNICIPAL RESERVES                                0.15%        0.12%



  COLUMBIA TAX-EXEMPT RESERVES                               0.15%        0.12%



  COLUMBIA CALIFORNIA TAX-EXEMPT RESERVES                    0.15%        0.12%



  COLUMBIA NEW YORK TAX-EXEMPT RESERVES                      0.15%        0.15%

INVESTMENT SUB-ADVISER

Columbia Funds and the Adviser may engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and the Funds have applied for relief from the SEC to permit the Funds to act on many of the Adviser's recommendations with approval only by the Board and not by Fund shareholders. The Adviser or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

A discussion regarding the basis for the Board of Trustees approving the investment sub-advisory agreement with each sub-adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02111-2621

--------------------------------------------------------------------------------


OTHER SERVICE PROVIDERS

The Funds are distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer and an indirect, wholly-owned subsidiary of Bank of America Corporation. The Distributor may pay distribution (12b-1) and shareholder servicing fees and/or other compensation to companies for selling shares and providing services to investors.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------


Columbia Management Advisors LLC is the administrator of the Funds (Administrator), and is responsible for overseeing the administrative operations of the Funds. The Funds pay the Administrator a fee of 0.10% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc. is the transfer agent for the Funds' shares (Transfer Agent), and is an indirect, wholly-owned subsidiary of Bank of America Corporation. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares

(BUYING, SELLING, TRANSFERRING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


This prospectus offers Liquidity Class Shares of the Funds. Here are some general rules about this class of shares:

  - Liquidity Class Shares are available on a direct basis or through certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they may provide automated cash management or other similar services (Cash Management Services). This share class may be used in connection with specific Cash Management Services programs, including programs designed for certain sweep account customers of Bank of America. This class of shares may be offered by:

     - Bank of America and certain of its affiliates

     - certain other financial institutions and intermediaries.

  - The minimum initial investment is $500,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Liquidity Class Shares.

  - There is no minimum for additional investments.

  - There are no sales charges for buying, selling or exchanging these shares.

  - Please contact your investment professional for more information about the availability of this share class.

You'll find more information about buying, selling and exchanging Liquidity Class Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related services and programs.

Investors that purchase shares through financial institutions in connection with Cash Management Services programs may incur account-level fees in addition to the fees disclosed in this prospectus. These investors should review their Cash Management Services program disclosure documents for information regarding additional fees.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. If you have questions about buying, selling or exchanging, or you need help placing an order, please call us at 1.800.353.0828 if you're an institutional investor, or 1.800.345.6611 if you're an individual investor. You can also contact your investment professional.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

Frequent purchases and sales of Fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the Funds) and disrupting portfolio management strategies. However, money market funds are designed to offer investors a liquid cash option that they may purchase and sell as often as they wish. Accordingly, Columbia Funds' Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares and the Funds accommodate frequent trading.

Except as expressly described in this prospectus (such as minimum purchase amounts), the Funds have no limits on purchase or exchange transactions. The Funds reserve the right, but have no obligation, to reject any purchase or exchange transaction at any time. In addition, Columbia Funds reserves the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE MONEY MARKET FUNDS RESERVE THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

IN ADDITION TO WEEKENDS, EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  - 9:45 a.m., 11:00 a.m., 2:30 p.m. and 5:00 p.m. Eastern time each business day for each share class of Columbia Cash Reserves, Columbia Money Market Reserves and Columbia Treasury Reserves

  - 9:45 a.m., 11:00 a.m. and 2:30 p.m. Eastern time each business day for each share class of Columbia Government Reserves

  - 12:00 noon Eastern time each business day for each share class of Columbia Municipal Reserves and Columbia Tax-Exempt Reserves

  - 11:30 a.m. Eastern time each business day for each share class of Columbia California Tax-Exempt Reserves and Columbia New York Tax-Exempt Reserves

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN A FUND

The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders to buy, sell or exchange shares may be delivered to the Transfer Agent by phone, in writing, or through the internet. For more information on account and trading restrictions and special sign-up procedures for internet transactions, please call us at 1.800.353.0828 for institutional investors or 1.800.345.6611 for individual investors. The Transfer Agent has procedures in place to authenticate electronic instructions. You will be asked to accept the terms of an online agreement(s) and utilize a password for internet services. Orders received in good order by the Fund, Distributor, Transfer Agent or their agents by the following times on a business day (unless the Fund closes early) will be processed as follows:

  - If your order for Columbia Cash Reserves, Columbia Money Market Reserves or Columbia Treasury Reserves is received in good form by the Transfer Agent by 5:00 p.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you'll receive that day's dividends).

  - If your order for Columbia Government Reserves is received in good form by the Transfer Agent by 2:30 p.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you'll receive that day's dividends).

  - If your order for Columbia Municipal Reserves of Columbia Tax-Exempt Reserves is received in good form by the Transfer Agent by 12:00 noon Eastern time, you will receive that day's net asset value per share (and in the case of purchases you'll receive that day's dividends).

  - If your order for Columbia California Tax-Exempt Reserves or Columbia New York Tax-Exempt Reserves is received in good form by the Transfer Agent by 11:30 a.m. Eastern time, you will receive that day's net asset value per share (and in the case of purchases you'll receive that day's dividends).

Investors are encouraged to place orders to sell as early in the day as possible. The business day that applies to an order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. We will not be liable for following telephone instructions that we reasonably believe are genuine.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

      - You buy Liquidity Class Shares at net asset value per share.

        - For purchases via Fedwire, we must receive payment by the close of the Federal Reserve wire transfer system (typically 6 p.m. Eastern time) on the business day the Fund, Distributor, Transfer Agent or their agents receive the order (unless the Fund closes early).

          If we receive payment after this time, we'll cancel the order. We'll return any payment received for orders that we cancel. We can change this time under certain circumstances, for example, when there's more wiring activity than normal.

        - If we do not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal fund rate. We have the right to redeem all or part of your holding of shares in any Fund in order to meet these costs.

        - Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We don't issue certificates.

        - You may purchase shares of a Fund by electronically transferring money from your bank account to your Fund account by calling 1.800.422.3737. An electronic funds transfer may take up to two business days to settle and be considered in "good form." You must set up this feature prior to your request.

--------------------------------------------------------------------------------

"GOOD FORM" MEANS THAT THE MONEY USED TO PURCHASE YOUR SHARES IS FULLY COLLECTED. WHEN SELLING SHARES BY LETTER OF INSTRUCTION, "GOOD FORM" ALSO MEANS
(I) YOUR LETTER HAS COMPLETE INSTRUCTIONS, THE PROPER SIGNATURES AND MEDALLION SIGNATURE GUARANTEES AND (II) ANY OTHER REQUIRED DOCUMENTS ARE ATTACHED. FOR ADDITIONAL DOCUMENTS REQUIRED FOR SALES BY CORPORATIONS, AGENTS, FIDUCIARIES, SURVIVING JOINT OWNERS AND OTHER LEGAL ENTITIES PLEASE CALL 1.800.353.0828 (INSTITUTIONAL INVESTORS) OR 1.800.345.6611 (INDIVIDUAL INVESTORS). NO INTEREST WILL BE PAID ON UNCASHED REDEMPTION CHECKS.

--------------------------------------------------------------------------------



(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

      - For redemptions via Fedwire, we normally send the sale proceeds by Fedwire as soon as practicable following the net asset value determination time applicable to your order. For more information please refer to HOW ORDERS ARE PROCESSED or contact the Transfer Agent.

      - You can sell up to an aggregate of $100,000 of shares by check via the telephone or through the internet to the address of record or via ACH to your bank in a 30-day period if you qualify for telephone orders.

       - If you paid for your shares by check, we'll hold the sale proceeds when you sell those shares for at least 10 days after the trade date of the purchase.

      - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

       - If you hold any shares in certificate form, you will not be able to sell those shares until you return the certificates to the Transfer Agent.

       - You may sell shares of a Fund and request that the proceeds be electronically transferred to your bank account. Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your request.

       - Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares (except shares of Columbia Treasury Reserves).

       - We can delay payment of the sale proceeds of Columbia Cash Reserves, Columbia Money Market Reserves, Columbia Treasury Reserves or Columbia Government Reserves for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

       - We can delay payment of the sale proceeds of Columbia Municipal Reserves, Columbia Tax-Exempt Reserves, Columbia California Tax-Exempt Reserves or Columbia New York Tax-Exempt Reserves for up to seven days.

       - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

       - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), or your account may be subject to an annual fee of $10. The Transfer Agent will send you written notification of such action and provide details on how you can add money to your account to avoid this penalty.

       - if a financial institution or intermediary tells us to sell your shares under arrangements made with you.

       - under certain other circumstances allowed under the 1940 Act.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------



(EXCHANGING SHARES EXCHANGING SHARES
  GRAPHIC)

      You can generally sell shares of a Fund to buy shares of another Fund distributed by the Distributor. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - You can generally exchange Liquidity Class Shares of a Fund for Liquidity Class Shares of any other Fund distributed by the Distributor. Some exceptions apply.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - We may limit the number of exchanges you can make within a specified period of time.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until Transfer Agent has received the certificate and deposited the shares to your account.

How selling and servicing agents are paid
(PERCENT GRAPHIC)

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 OF THE 1940 ACT.

THE SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------


Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES

The Distributor and selling and servicing agents are compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

The Distributor may receive a maximum annual distribution (12b-1) fee of 0.25% of the average daily net assets of Liquidity Class Shares of each Fund, some or all of which may be paid to selling agents.

Servicing agents may receive a maximum annual shareholder servicing fee of 0.25% of the average daily net assets of Liquidity Class Shares of each Fund.

Under the distribution and shareholder servicing plans the Funds make payments up to the maximums discussed above, however, the total of such payments may not exceed, on an annual basis, 0.25% of the average daily net assets of each Fund's Liquidity Class Shares.

Fees are calculated daily and paid to the Distributor periodically. Because these fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment, and may cost you more than any sales charges you may pay.

The Funds pay these fees to the Distributor and/or to eligible selling and servicing agents and financial institutions, including the Adviser or other affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

Other compensation -- financial intermediary payments

In addition, the Distributor or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor or one of its affiliates. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by the Distributor attributable to that financial intermediary, gross sales of the mutual funds distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the support payments to any one financial intermediary are generally expected to be between 0.02% and 0.10% (between 0.03% and 0.12% in the case of the Columbia Money Market Funds) on an annual basis for payments based on average net assets of the Funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds (other than the Columbia Money Market Funds) attributable to the financial intermediary. The Distributor or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in the Fund.

Payments may also be made to certain financial intermediaries, including other Bank of America affiliates, that provide investor services to retirement plans and other investment programs to compensate financial intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.30% of the total Fund assets in the program on an annual basis. The Board has authorized the Funds to reimburse the Transfer Agent for amounts paid to financial intermediaries that maintain assets in omnibus accounts, subject to an annual cap of 0.11% of net assets maintained in such accounts. The amounts in excess of that reimbursed by a Fund will be borne by the Distributor or its affiliates.

The Distributor or its affiliates may make other payments or allow promotional incentives to financial intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

Amounts paid by the Distributor or its affiliates are paid out of the Distributor's or its affiliates' own revenue and do not increase the amount paid by you or your Fund. You can find further details about the payments made by the Distributor or its affiliates and the services provided by financial intermediaries as well as a list of the financial intermediaries to which the Distributor or its affiliates has agreed to make marketing support payments in the SAI, which can be obtained at www.columbiafunds.com or by calling
1.800.345.6611. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from the Distributor and its affiliates and any services it provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular Fund or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.

Distributions and taxes
(TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, the gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain, if any, to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares and is called a distribution.

Although the Funds do not expect to realize any capital gain, any capital gain realized by a Fund will be distributed at least once a year. The Funds declare distributions of net investment income each business day, and pay them on the first business day of each month. Normally, each Fund will declare and pay distributions of net investment income as indicated above. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily distribution Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Funds) or trade date (all other Funds), and realized net capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts because each class has different expenses.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at
1.800.353.0828 if you're an institutional investor, or 1.800.345.6611 if you're an individual investor. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the same Fund.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUND. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Fund's ordinary income and any net realized short-term capital gain, if any, generally are taxable to you as ordinary income. Although the Funds do not expect to realize significant capital gain, any distributions of net realized long-term capital gain, if any, generally are taxable to you as long-term capital gain.

In general, corporate shareholders will not be able to deduct any distributions when determining their taxable income. Fund distributions also will not qualify for reductions in federal income taxation of dividends payable to individuals from certain domestic and foreign corporations.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. State and local taxes may also apply to distributions.

COLUMBIA MUNICIPAL RESERVES, COLUMBIA TAX-EXEMPT RESERVES, COLUMBIA CALIFORNIA TAX-EXEMPT RESERVES, COLUMBIA NEW YORK TAX-EXEMPT RESERVES

In general, you will not be subject to federal income tax on distributions from Columbia Municipal Reserves, Columbia Tax-Exempt Reserves, Columbia California Tax-Exempt Reserves and Columbia New York Tax-Exempt Reserves of their net tax-exempt interest income. Distributions from Columbia California Tax-Exempt Reserves of its net interest income from California municipal securities will not be subject to California state individual income tax. Distributions from Columbia New York Tax-Exempt Reserves of its net interest income from New York municipal securities will not be subject to New York State and New York City individual income tax. Distributions from these Funds, however, may be subject to state, local and other taxes, including corporate taxes.

A portion of the distributions from Columbia Municipal Reserves, Columbia California Tax-Exempt Reserves and Columbia New York Tax-Exempt Reserves may also be subject to alternative minimum taxes.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is except from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult your tax adviser about your specific tax situation.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied as a credit against your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

Legal matters

On February 9, 2005, the Adviser and Distributor entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, the Adviser and Distributor have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. The Adviser and Distributor are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Columbia Funds Series Trust (formerly known as Nations Funds Trust), its Board of Trustees, Bank of America Corporation and certain of its affiliates, including the Adviser and Distributor (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and other cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Funds Series Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds Series Trust against BAC and others that asserts claims under the federal securities laws and state common law. Columbia Funds Series Trust is a nominal defendant in this action.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of these actions. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Columbia Funds shareholders and/or the Columbia Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for preliminary approval.

Separately, several putative class actions have been filed against Columbia Funds Series Trust, Bank of America Corporation and certain of its affiliates, and others, in various federal courts relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. (George Siepel, et al. v. Bank of America, Columbia Funds Series Trust, et al., instituted December 28, 2005, U.S. District Court, E.D. Mo.; Luleff v. Bank of America, Columbia Funds Series Trust, William Carmichael, et al., instituted February 22, 2006, U.S. District Court, S.D. NY.) The suits allege various claims including state law claims for breach of fiduciary duty, breach of contract, unjust enrichment and violations of federal securities laws and seek damages and other remedies.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights tables are designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the Funds' financial statements, is included in the Funds' annual report. The independent registered public accounting firm's report and the Funds' financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

COLUMBIA CASH RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  LIQUIDITY CLASS SHARES                       03/31/06             03/31/05             03/31/04             03/31/03
  Net asset value, beginning of year             $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0341               0.0143               0.0085               0.0146
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0341)             (0.0143)             (0.0085)             (0.0146)
  Net asset value, end of year                   $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 3.46%                1.44%                0.86%                1.47%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $1,041,913           $1,206,319           $1,343,416           $1,572,140
  Ratio of operating expenses to average
    net assets(a)                                0.35%                0.35%              0.35%(c)             0.35%(b)
  Ratio of net investment income/(loss)
    to average net assets                        3.40%                1.39%                0.86%                1.47%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.52%                0.52%                0.99%                1.11%

                                               YEAR ENDED
  LIQUIDITY CLASS SHARES                        03/31/02
  Net asset value, beginning of year              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0305
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0305)
  Net asset value, end of year                    $1.00
  TOTAL RETURN++                                  3.09%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $1,742,687
  Ratio of operating expenses to average
    net assets(a)                               0.35%(b)
  Ratio of net investment income/(loss)
    to average net assets                         2.77%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     1.12%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The reimbursement from the Fund's investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) is less than 0.01%.

COLUMBIA MONEY MARKET RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  LIQUIDITY CLASS SHARES                       03/31/06             03/31/05             03/31/04             03/31/03
  Net asset value, beginning of year             $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0342               0.0142               0.0083               0.0139
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0342)             (0.0142)             (0.0083)             (0.0139)
  Net asset value, end of year                   $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 3.47%                1.42%                0.83%                1.41%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $1,214,883            $492,232             $437,371             $497,339
  Ratio of operating expenses to average
    net assets(a)                                0.35%                0.35%                0.35%              0.35%(b)
  Ratio of net investment income/(loss)
    to average net assets                        3.56%                1.44%                0.83%                1.39%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.51%                0.52%                1.00%                1.11%

                                               YEAR ENDED
  LIQUIDITY CLASS SHARES                        03/31/02
  Net asset value, beginning of year              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0296
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0296)
  Net asset value, end of year                    $1.00
  TOTAL RETURN++                                  3.00%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $566,000
  Ratio of operating expenses to average
    net assets(a)                                 0.35%
  Ratio of net investment income/(loss)
    to average net assets                         2.70%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     1.13%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA TREASURY RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  LIQUIDITY CLASS SHARES                       03/31/06             03/31/05             03/31/04             03/31/03
  Net asset value, beginning of year             $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0330               0.0129               0.0078               0.0136
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0330)             (0.0129)             (0.0078)             (0.0136)
  Net asset value, end of year                   $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 3.35%                1.30%                0.79%                1.36%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $428,929             $413,480             $347,723             $384,984
  Ratio of operating expenses to average
    net assets(a)                                0.35%                0.35%                0.35%                0.35%
  Ratio of net investment income/(loss)
    to average net assets                        3.31%                1.32%                0.79%                1.37%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.51%                0.52%                1.03%                1.16%

                                               YEAR ENDED
  LIQUIDITY CLASS SHARES                        03/31/02
  Net asset value, beginning of year              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0287
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0287)
  Net asset value, end of year                    $1.00
  TOTAL RETURN++                                  2.90%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $370,139
  Ratio of operating expenses to average
    net assets(a)                                 0.35%
  Ratio of net investment income/(loss)
    to average net assets                         2.66%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     1.17%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

COLUMBIA GOVERNMENT RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  LIQUIDITY CLASS SHARES                       03/31/06             03/31/05             03/31/04             03/31/03
  Net asset value, beginning of year             $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0333               0.0137               0.0080               0.0136
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0333)             (0.0137)             (0.0080)             (0.0136)
  Net asset value, end of year                   $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 3.38%                1.38%                0.81%                1.37%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $687,275             $410,737             $300,885             $175,562
  Ratio of operating expenses to average
    net assets(a)                                0.35%                0.35%                0.35%                0.35%
  Ratio of net investment income/(loss)
    to average net assets                        3.40%                1.41%                0.81%                1.33%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.52%                0.52%                0.99%                1.12%

                                               YEAR ENDED
  LIQUIDITY CLASS SHARES                        03/31/02
  Net asset value, beginning of year              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0286
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0286)
  Net asset value, end of year                    $1.00
  TOTAL RETURN++                                  2.91%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $164,296
  Ratio of operating expenses to average
    net assets(a)                                 0.35%
  Ratio of net investment income/(loss)
    to average net assets                         2.55%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     1.13%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

COLUMBIA MUNICIPAL RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  LIQUIDITY CLASS SHARES                       03/31/06             03/31/05             03/31/04             03/31/03
  Net asset value, beginning of year             $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0241               0.0113               0.0074               0.0113
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0241)             (0.0113)             (0.0074)             (0.0113)
  Net asset value, end of year                   $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 2.43%                1.13%                0.74%                1.13%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $315,658             $345,842             $149,812             $120,637
  Ratio of operating expenses to average
    net assets                                 0.35%(a)               0.35%                0.35%                0.35%
  Ratio of net investment income/(loss)
    to average net assets                        2.39%                1.17%                0.73%                1.08%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.51%(a)               0.53%                0.96%                1.13%

                                               YEAR ENDED
  LIQUIDITY CLASS SHARES                        03/31/02
  Net asset value, beginning of year              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0200
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0200)
  Net asset value, end of year                    $1.00
  TOTAL RETURN++                                  2.02%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $45,728
  Ratio of operating expenses to average
    net assets                                    0.35%
  Ratio of net investment income/(loss)
    to average net assets                         1.88%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.15%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

COLUMBIA TAX-EXEMPT RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                               YEAR ENDED            YEAR ENDED            YEAR ENDED           PERIOD ENDED
  LIQUIDITY CLASS SHARES                        03/31/06              03/31/05              03/31/04             03/31/03*
  Net asset value, beginning of period           $1.00                 $1.00                 $1.00                 $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0236                0.0110                0.0071                0.0059
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0236)              (0.0110)              (0.0071)              (0.0059)
  Net asset value, end of period                 $1.00                 $1.00                 $1.00                 $1.00
  TOTAL RETURN+++                                2.39%                 1.10%                 0.71%                0.59%++
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $5,292                $3,392                $5,792                $1,918
  Ratio of operating expenses to average
    net assets                                  0.35%(a)               0.35%                 0.35%                 0.35%+
  Ratio of net investment income/(loss)
    to average net assets                        2.32%                 0.92%                 0.69%                 0.98%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      0.52%(a)               0.53%                 0.99%                 1.13%+

* Columbia Tax-Exempt Reserves Liquidity Class Shares commenced operations on September 3, 2002.
+ Annualized.
++ Not annualized.
+++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

COLUMBIA CALIFORNIA TAX-EXEMPT
RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                               YEAR ENDED            YEAR ENDED            YEAR ENDED            YEAR ENDED
  LIQUIDITY CLASS SHARES                        03/31/06              03/31/05              03/31/04              03/31/03
  Net asset value, beginning of period           $1.00                 $1.00                 $1.00                 $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0235                0.0108                0.0068                0.0101
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0235)              (0.0108)              (0.0068)              (0.0101)
  Net asset value, end of period                 $1.00                 $1.00                 $1.00                 $1.00
  TOTAL RETURN+++                                2.37%                 1.09%                 0.69%                 1.01%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $35,797               $16,585                $1,095                $2,998
  Ratio of operating expenses to average
    net assets                                  0.35%(a)               0.35%                 0.35%                 0.35%
  Ratio of net investment income/(loss)
    to average net assets                        2.39%                 1.37%                 0.68%                 1.00%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      0.51%(a)               0.53%                 1.07%                 1.12%

                                           PERIOD ENDED
  LIQUIDITY CLASS SHARES                    03/31/02*
  Net asset value, beginning of period        $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                0.0095
  LESS DISTRIBUTIONS:
  Dividends from net investment income       (0.0095)
  Net asset value, end of period              $1.00
  TOTAL RETURN+++                            0.95%++
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)        $1,150
  Ratio of operating expenses to average
    net assets                                0.35%+
  Ratio of net investment income/(loss)
    to average net assets                     1.23%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                    1.13%+

* Columbia California Tax-Exempt Reserves Liquidity Class Shares commenced operations on August 10, 2001.
+ Annualized.
++ Not annualized.
+++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

COLUMBIA NEW YORK TAX-EXEMPT
RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                              PERIOD ENDED          PERIOD ENDED
  LIQUIDITY CLASS SHARES                       12/22/02**            03/31/02*
  Net asset value, beginning of period           $1.00                 $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0094                0.0013
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0094)              (0.0013)
  Net asset value, at end of period              $1.00                 $1.00
  TOTAL RETURN++                                 0.94%                 0.13%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $--                    $1
  Ratio of operating expenses to average
    net assets                                   0.28%+                0.35%+
  Ratio of net investment income/(loss)
    to average net assets                        1.12%+                0.88%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.63%+                5.36%+

* Columbia New York Tax-Exempt Reserves Liquidity Class Shares commenced operations on February 15, 2002.
** Columbia New York Tax-Exempt Reserves Liquidity Class Shares were fully redeemed on December 22, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

Hypothetical investment and expense information


The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Funds, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in each class of the Funds assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the Funds, which are the same as those stated in the Annual Fund Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables shown below reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charges, if any, which may be payable on redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

COLUMBIA CASH RESERVES -- LIQUIDITY SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              0.35%                4.65%             $10,465.00       $35.81
       2           10.25%              0.52%                9.34%             $10,933.83       $55.64
       3           15.76%              0.52%               14.24%             $11,423.67       $58.13
       4           21.55%              0.52%               19.35%             $11,935.45       $60.73
       5           27.63%              0.52%               24.70%             $12,470.16       $63.45
       6           34.01%              0.52%               30.29%             $13,028.82       $66.30
       7           40.71%              0.52%               36.13%             $13,612.51       $69.27
       8           47.75%              0.52%               42.22%             $14,222.35       $72.37
       9           55.13%              0.52%               48.60%             $14,859.51       $75.61
      10           62.89%              0.52%               55.25%             $15,525.22       $79.00
  TOTAL GAIN AFTER FEES &
    EXPENSES                                                                   $5,525.22
  TOTAL ANNUAL FEES & EXPENSES                                                                $636.32

COLUMBIA MONEY MARKET RESERVES -- LIQUIDITY SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              0.35%                4.65%             $10,465.00       $35.81
       2           10.25%              0.51%                9.35%             $10,934.88       $54.57
       3           15.76%              0.51%               14.26%             $11,425.85       $57.02
       4           21.55%              0.51%               19.39%             $11,938.88       $59.58
       5           27.63%              0.51%               24.75%             $12,474.93       $62.26
       6           34.01%              0.51%               30.35%             $13,035.06       $65.05
       7           40.71%              0.51%               36.20%             $13,620.33       $67.97
       8           47.75%              0.51%               42.32%             $14,231.88       $71.02
       9           55.13%              0.51%               48.71%             $14,870.89       $74.21
      10           62.89%              0.51%               55.39%             $15,538.60       $77.54
  TOTAL GAIN AFTER FEES &
    EXPENSES                                                                   $5,538.60
  TOTAL ANNUAL FEES & EXPENSES                                                                $625.04

COLUMBIA TREASURY RESERVES -- LIQUIDITY SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              0.35%                4.65%             $10,465.00       $35.81
       2           10.25%              0.51%                9.35%             $10,934.88       $54.57
       3           15.76%              0.51%               14.26%             $11,425.85       $57.02
       4           21.55%              0.51%               19.39%             $11,938.88       $59.58
       5           27.63%              0.51%               24.75%             $12,474.93       $62.26
       6           34.01%              0.51%               30.35%             $13,035.06       $65.05
       7           40.71%              0.51%               36.20%             $13,620.33       $67.97
       8           47.75%              0.51%               42.32%             $14,231.88       $71.02
       9           55.13%              0.51%               48.71%             $14,870.89       $74.21
      10           62.89%              0.51%               55.39%             $15,538.60       $77.54
  TOTAL GAIN AFTER FEES &
    EXPENSES                                                                   $5,538.60
  TOTAL ANNUAL FEES & EXPENSES                                                                $625.04

COLUMBIA GOVERNMENT RESERVES -- LIQUIDITY SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-    ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &       END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES          FEES & EXPENSES    EXPENSES
       1            5.00%              0.35%                4.65%             $10,465.00        $35.81
       2           10.25%              0.52%                9.34%             $10,933.83        $55.64
       3           15.76%              0.52%               14.24%             $11,423.67        $58.13
       4           21.55%              0.52%               19.35%             $11,935.45        $60.73
       5           27.63%              0.52%               24.70%             $12,470.16        $63.45
       6           34.01%              0.52%               30.29%             $13,028.82        $66.30
       7           40.71%              0.52%               36.13%             $13,612.51        $69.27
       8           47.75%              0.52%               42.22%             $14,222.35        $72.37
       9           55.13%              0.52%               48.60%             $14,859.51        $75.61
      10           62.89%              0.52%               55.25%             $15,525.22        $79.00
  TOTAL GAIN AFTER FEES &
    EXPENSES                                                                   $5,525.22
  TOTAL ANNUAL FEES & EXPENSES                                                                 $636.32

COLUMBIA MUNICIPAL RESERVES -- LIQUIDITY SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              0.35%                4.65%             $10,465.00       $35.81
       2           10.25%              0.51%                9.35%             $10,934.88       $54.57
       3           15.76%              0.51%               14.26%             $11,425.85       $57.02
       4           21.55%              0.51%               19.39%             $11,938.88       $59.58
       5           27.63%              0.51%               24.75%             $12,474.93       $62.26
       6           34.01%              0.51%               30.35%             $13,035.06       $65.05
       7           40.71%              0.51%               36.20%             $13,620.33       $67.97
       8           47.75%              0.51%               42.32%             $14,231.88       $71.02
       9           55.13%              0.51%               48.71%             $14,870.89       $74.21
      10           62.89%              0.51%               55.39%             $15,538.60       $77.54
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $5,538.60
  TOTAL ANNUAL FEES & EXPENSES                                                                $625.04

COLUMBIA TAX-EXEMPT RESERVES -- LIQUIDITY SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              0.35%                4.65%             $10,465.00       $35.81
       2           10.25%              0.52%                9.34%             $10.933.83       $55.64
       3           15.76%              0.52%               14.24%             $11,423.67       $58.13
       4           21.55%              0.52%               19.35%             $11,935.45       $60.73
       5           27.63%              0.52%               24.70%             $12,470.16       $63.45
       6           34.01%              0.52%               30.29%             $13,028.82       $66.30
       7           40.71%              0.52%               36.13%             $13,612.51       $69.27
       8           47.75%              0.52%               42.22%             $14,222.35       $72.37
       9           55.13%              0.52%               48.60%             $14,859.51       $75.61
      10           62.89%              0.52%               55.25%             $15,525.22       $79.00
  TOTAL GAIN AFTER FEES &
    EXPENSES                                                                   $5,525.22
  TOTAL ANNUAL FEES & EXPENSES                                                                $636.32

COLUMBIA CALIFORNIA TAX-EXEMPT RESERVES -- LIQUIDITY SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              0.35%                4.65%             $10,465.00       $35.81
       2           10.25%              0.51%                9.35%             $10,934.88       $54.57
       3           15.76%              0.51%               14.26%             $11,425.85       $57.02
       4           21.55%              0.51%               19.39%             $11,938.88       $59.58
       5           27.63%              0.51%               24.75%             $12,474.93       $62.26
       6           34.01%              0.51%               30.35%             $13,035.06       $65.05
       7           40.71%              0.51%               36.20%             $13,620.33       $67.97
       8           47.75%              0.51%               42.32%             $14,231.88       $71.02
       9           55.13%              0.51%               48.71%             $14,870.89       $74.21
      10           62.89%              0.51%               55.39%             $15,538.60       $77.54
  TOTAL GAIN AFTER FEES &
    EXPENSES                                                                   $5,538.60
  TOTAL ANNUAL FEES & EXPENSES
    PAID                                                                                      $625.04

COLUMBIA NEW YORK TAX-EXEMPT RESERVES -- LIQUIDITY SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              0.35%                4.65%             $10,465.00       $35.81
       2           10.25%              0.59%                9.27%             $10,926.51       $63.10
       3           15.76%              0.59%               14.08%             $11,408.37       $65.89
       4           21.55%              0.59%               19.11%             $11,911.47       $68.79
       5           27.63%              0.59%               24.37%             $12,436.77       $71.83
       6           34.01%              0.59%               29.85%             $12,985.23       $74.99
       7           40.71%              0.59%               35.58%             $13,557.88       $78.30
       8           47.75%              0.59%               41.56%             $14,155.78       $81.76
       9           55.13%              0.59%               47.80%             $14,780.05       $85.36
      10           62.89%              0.59%               54.32%             $15,431.85       $89.13
  TOTAL GAIN AFTER FEES &
    EXPENSES                                                                   $5,431.85
  TOTAL ANNUAL FEES & EXPENSES                                                                $714.97

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO COLUMBIA FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------

Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of the Fund's assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 under the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

DEBT SECURITY -- when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has received a rating in the highest short-term rating category from two, or in some circumstances one, nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

GUARANTEED INVESTMENT CONTRACT -- an investment instrument issued by a rated insurance company in return for a payment by an investor.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as Standard & Poor's Corporation or Moody's Investors Service, Inc. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board. Please see the SAI for more information about credit ratings.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MONEY MARKET INSTRUMENT -- a high quality, short-term debt security that pays interest based on a fixed, variable or floating rate and is considered to mature in 13 months or less. Money market instruments include, but are not limited to, U.S. Treasury obligations, U.S. government obligations, certificates of deposit and time deposits, bankers' acceptances, commercial paper, corporate bonds, extendible commercial notes, asset backed securities, funding agreements, repurchase agreements and certain municipal securities.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

PARTICIPATION -- a pass-through certificate representing a share in a pool of debt obligations or other instruments.

PASS-THROUGH CERTIFICATE -- securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

PRIVATE ACTIVITY BOND -- a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SPECIAL PURPOSE ISSUER -- an entity organized solely to issue asset-backed securities on a pool of assets it owns.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATIONS -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

--------------------------------------------------------------------------------

  COLUMBIA MANAGEMENT--Registered Trademark--






  Where to find more information

  You'll find more information about Columbia Money Market Funds in the following documents:



  Annual and semi-annual reports             Information about the Funds can be
                                             reviewed and copied at the SEC's
  The annual and semi-annual reports         Public Reference Room in
  contain information about Fund             Washington, D.C. Information on the
  investments and performance, the           operation of the Public Reference
  financial statements and the               Room may be obtained by calling the
  independent registered public              SEC at 1-202-942-8090. The reports
  accounting firm's reports. The             and other information about the
  annual report also includes a              Funds are available on the EDGAR
  discussion about the market                Database on the SEC's Internet site
  conditions and investment                  at http://www.sec.gov, and copies
  strategies that had a significant          of this information may be
  effect on each Fund's performance          obtained, after paying a
  during the period covered.                 duplicating fee, by electronic
                                             request at the following E-mail
  Statement of Additional Information        address: publicinfo@sec.gov, or by
                                             writing the SEC's Public Reference
  The SAI contains additional                Section, Washington, D.C.
  information about the Funds and            20549-0102.
  their policies. The SAI is legally
  part of this prospectus (it's
  incorporated by reference). A copy
  has been filed with the SEC.

  You can obtain a free copy of these
  documents, request other
  information about the Funds and
  make shareholder inquiries by
  contacting Columbia Funds:

  By telephone:
  1.800.353.0828 (Institutional Investors)

  1.800.345.6611 (Individual Investors)

  By mail:
  COLUMBIA FUNDS
  C/O COLUMBIA FUNDS SERVICES
  P.O. BOX 8081
  BOSTON, MA 02266-8081

  On the Internet:
  www.columbiafunds.com

--------------------------------------------------------------------------------

  SEC file number: 811-09645                                         AD-AD-0143B
  Columbia Funds Series Trust

  CSH-36/111386-0606

--------------------------------------------------------------------------------

    COLUMBIA MANAGEMENT--Registered Trademark--












                                  --------------------------------------

                                    Money Market Funds

                                    Prospectus -- Capital Class Shares

                                    August 1, 2006

                                  --------------------------------------


                                    Columbia Cash Reserves

                                    Columbia Money Market Reserves

                                    Columbia Treasury Reserves

                                    Columbia Government Reserves

                                    Columbia Municipal Reserves

                                    Columbia Tax-Exempt Reserves

                                    Columbia California Tax-Exempt Reserves

                                    Columbia New York Tax-Exempt Reserves








                                    THE SECURITIES AND EXCHANGE COMMISSION (SEC)
                                    HAS NOT APPROVED OR DISAPPROVED THESE
                                    SECURITIES OR DETERMINED IF THIS PROSPECTUS
                                    IS TRUTHFUL OR COMPLETE.

                                    ANY REPRESENTATION TO THE CONTRARY IS A
                                    CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

  NOT FDIC-INSURED

  NOT BANK ISSUED

  NO BANK GUARANTEE

  MAY LOSE VALUE

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE COLUMBIA FUNDS FAMILY (COLUMBIA FUNDS OR COLUMBIA FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 71.

YOUR INVESTMENT IN A FUND IS NOT A BANK DEPOSIT OR OTHER OBLIGATION OF, OR ISSUED OR ENDORSED OR GUARANTEED BY, BANK OF AMERICA, N.A. (BANK OF AMERICA) OR ANY OF ITS AFFILIATES. YOUR INVESTMENT IN A FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUNDS AND MAY BE COMPENSATED OR INCENTED IN CONNECTION WITH THE SALE OF THE FUNDS.

YOUR INVESTMENT IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL INVESTED. YOUR INVESTMENT MAY LOSE MONEY.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about some Columbia Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

This prospectus offers Capital Class Shares of the Funds. This class of shares is designed primarily for eligible institutional and individual investors on a direct basis or through certain financial institutions or intermediaries. Please turn to BUYING, SELLING AND EXCHANGING SHARES for more information about who is eligible to buy this class of shares.

ABOUT THE FUNDS

The Money Market Funds seek to provide income while protecting the principal of your original investment by investing in money market instruments.

Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

ARE THESE FUNDS RIGHT FOR YOU?

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Money Market Funds may be suitable for you if:

  - you're looking for a relatively low risk investment with stability of principal

  - you have short-term income needs

They may not be suitable for you if:

  - you're looking for higher returns and are prepared to assume a higher level of investment risk

  - you're more comfortable with bank deposits that are FDIC-insured

You'll find a discussion of each Fund's investment objective, principal investment strategies and principal risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.353.0828 if you're an institutional investor, or 1.800.345.6611 if you're an individual investor. You can also contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

COLUMBIA MANAGEMENT ADVISORS, LLC (THE ADVISER) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER STARTING ON PAGE 46.

--------------------------------------------------------------------------------


COLUMBIA CASH RESERVES                                           4
------------------------------------------------------------------
COLUMBIA MONEY MARKET RESERVES                                   9
------------------------------------------------------------------
COLUMBIA TREASURY RESERVES                                      14
------------------------------------------------------------------
COLUMBIA GOVERNMENT RESERVES                                    19
------------------------------------------------------------------
COLUMBIA MUNICIPAL RESERVES                                     24
------------------------------------------------------------------
COLUMBIA TAX-EXEMPT RESERVES                                    29
------------------------------------------------------------------
COLUMBIA CALIFORNIA TAX-EXEMPT RESERVES                         34
------------------------------------------------------------------
COLUMBIA NEW YORK TAX-EXEMPT RESERVES                           39
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     44
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       46

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                         49
      How orders are processed                                  50
  Financial intermediary payments                               55
  Distributions and taxes                                       57
  Legal matters                                                 60
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            61
------------------------------------------------------------------
HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION                 66
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   71
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

COLUMBIA CASH RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 46.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - bank obligations, including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches,

  - commercial paper,

  - corporate bonds,

  - extendible commercial notes,

  - asset-backed securities,

  - funding agreements,

  - municipal securities,

  - repurchase agreements and

  - other high quality short-term obligations.

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the portfolio management team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Cash Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - INTEREST RATE RISK -- The yield paid by the Fund will vary with changes in short-term interest rates.

      - CREDIT RISK -- Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. With respect to municipal securities, the ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid.

      - U.S. GOVERNMENT OBLIGATIONS -- Obligations of U.S. government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government would provide financial support to any of these entities if it is not obligated to do so by law.

      - REPURCHASE AGREEMENTS -- Repurchase agreements, while backed by collateral, carry some risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.

      - FOREIGN INVESTMENTS -- Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, potentially high or confiscatory levels of taxation, incomplete financial information about the issuers of securities, and political or economic instability. Foreign securities may be more volatile and less liquid than U.S. securities.

      - SHARE PRICE -- There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.

      - SELECTION OF INVESTMENTS -- The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Capital Class Shares has varied from year to year.

               1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               5.44%    5.62%    5.58%    5.22%    6.47%    4.22%    1.81%    1.09%    1.25%    3.10%



              *Year-to-date return as of June 30, 2006: 2.29%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 3RD QUARTER 2000:          1.66%
         WORST: 2ND QUARTER 2004:         0.23%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                         1 YEAR   5 YEARS   10 YEARS
         CAPITAL CLASS SHARES                            3.10%     2.29%     3.96%

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Capital Class Shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                            Capital Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.25%



         Other expenses                                                  0.02%
                                                                          --------



         Total annual Fund operating expenses                            0.27%



         Fee waivers and/or reimbursements                              (0.07)%
                                                                          --------



         Total net expenses(3)                                           0.20%
                                                                          ========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Capital Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CAPITAL CLASS SHARES                    $20       $80      $145       $336

COLUMBIA MONEY MARKET RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 46.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - bank obligations, including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches,

  - commercial paper,

  - corporate bonds,

  - extendible commercial notes,

  - asset-backed securities,

  - funding agreements,

  - municipal securities,

  - repurchase agreements and

  - other high quality short-term obligations.

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the portfolio management team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Money Market Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - INTEREST RATE RISK -- The yield paid by the Fund will vary with changes in short-term interest rates.

      - CREDIT RISK -- Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. With respect to municipal securities, the ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid.

      - U.S. GOVERNMENT OBLIGATIONS -- Obligations of U.S. government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government would provide financial support to any of these entities if it is not obligated to do so by law.

      - REPURCHASE AGREEMENTS -- Repurchase agreements, while backed by collateral, carry some risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.

      - FOREIGN INVESTMENTS -- Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, potentially high or confiscatory levels of taxation, incomplete financial information about the issuers of securities, and political or economic instability. Foreign securities may be more volatile and less liquid than U.S. securities.

      - SHARE PRICE -- There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.

      - SELECTION OF INVESTMENTS -- The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Capital Class Shares has varied from year to year.

               1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               5.28%    5.62%    5.55%    5.21%    6.46%    4.15%    1.73%    1.05%    1.24%    3.11%



              *Year-to-date return as of June 30, 2006: 2.28%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:                     1.65%
         WORST: 2ND QUARTER 2004:                    0.23%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                         1 YEAR   5 YEARS   10 YEARS
         CAPITAL CLASS SHARES                            3.11%    2.25%      3.92%

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Capital Class Shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                            Capital Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.25%



         Other expenses                                                  0.01%
                                                                          --------



         Total annual Fund operating expenses                            0.26%



         Fee waivers and/or reimbursements                              (0.06)%
                                                                          --------



         Total net expenses(3)                                           0.20%
                                                                          ========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Capital Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CAPITAL CLASS SHARES                    $20       $78      $140       $325

COLUMBIA TREASURY RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 46.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - U.S. Treasury obligations

  - repurchase agreements and reverse repurchase agreements secured by U.S. Treasury obligations and U.S. government obligations

  - obligations whose principal and interest are backed by the U.S. government

The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Treasury Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income and alternative minimum taxes and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Capital Class Shares has varied from year to year.

               1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               5.33%    5.47%    5.39%    4.93%    6.19%    3.98%    1.69%    1.02%    1.15%    2.96%



              *Year-to-date return as of June 30, 2006: 2.22%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:          1.61%
         WORST: 2ND QUARTER 2004:         0.21%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                         1 YEAR   5 YEARS   10 YEARS
         CAPITAL CLASS SHARES                            2.96%     2.15%     3.79%

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Capital Class Shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                            Capital Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.25%



         Other expenses                                                  0.01%
                                                                          --------



         Total annual Fund operating expenses                            0.26%



         Fee waivers and/or reimbursements                              (0.06)%
                                                                          --------



         Total net expenses(3)                                           0.20%
                                                                          ========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Capital Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CAPITAL CLASS SHARES                    $20       $78      $140       $325

COLUMBIA GOVERNMENT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 46.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S.
                   government obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily U.S. government obligations and U.S. Treasury obligations.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Government Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income and alternative minimum taxes and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Capital Class Shares has varied from year to year.

               1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               5.33%    5.50%    5.42%    5.03%    6.33%    4.06%    1.67%    1.04%    1.20%    3.01%



              *Year-to-date return as of June 30, 2006: 2.25%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:                     1.62%
         WORST: 2ND QUARTER 2004:                    0.22%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                         1 YEAR   5 YEARS   10 YEARS
         CAPITAL CLASS SHARES                            3.01%     2.19%     3.84%

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Capital Class Shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                            Capital Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.25%



         Other expenses                                                  0.02%
                                                                          --------



         Total annual Fund operating expenses                            0.27%



         Fee waivers and/or reimbursements                              (0.07)%
                                                                          --------



         Total net expenses(3)                                           0.20%
                                                                          ========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's Investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Capital Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CAPITAL CLASS SHARES                    $20       $80      $145       $336

COLUMBIA MUNICIPAL RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 46.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may invest all or any portion of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Municipal Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on municipal obligations, which generally are free from federal income tax, but may be subject to the federal alternative minimum tax and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes; however, such opinions are not binding on tax authorities. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Capital Class Shares has varied from year to year.

               1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               3.44%    3.60%    3.39%    3.16%    4.03%    2.67%    1.36%    0.95%    1.07%    2.27%



              *Year-to-date return as of June 30, 2006: 1.59%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:                  1.06%
         WORST: 1ST QUARTER 2004:                 0.20%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                         1 YEAR   5 YEARS   10 YEARS
         CAPITAL CLASS SHARES                            2.27%     1.66%     2.59%

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Capital Class Shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                            Capital Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.25%



         Other expenses                                                  0.01%
                                                                          --------



         Total annual Fund operating expenses                            0.26%



         Fee waivers and/or reimbursements                              (0.06)%
                                                                          --------



         Total net expenses(3)                                           0.20%
                                                                          ========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Capital Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CAPITAL CLASS SHARES                    $20       $78      $140       $325

COLUMBIA TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 46.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. The Fund normally invests all of its assets in municipal securities which pay interest that is free from federal income and alternative minimum taxes. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on municipal obligations, which generally are free from federal income and alternative minimum taxes, but may be subject to state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes; however, such opinions are not binding on tax authorities. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Capital Class Shares has varied from year to year.

               2003     2004     2005
               ----     ----     ----
               0.91%    1.04%    2.23%



              *Year-to-date return as of June 30, 2006: 1.56%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2005:                     0.68%
         WORST: 3RD QUARTER 2003:                    0.19%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         CAPITAL CLASS SHARES                                      2.23%     1.38%

      *THE INCEPTION DATE OF CAPITAL CLASS SHARES IS JUNE 13, 2002.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Capital Class Shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                            Capital Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.25%



         Other expenses                                                  0.02%
                                                                          --------



         Total annual Fund operating expenses                            0.27%



         Fee waivers and/or reimbursements                              (0.07)%
                                                                          --------



         Total net expenses(3)                                           0.20%
                                                                          ========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Capital Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CAPITAL CLASS SHARES                    $20       $80      $145       $336

COLUMBIA CALIFORNIA TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 46.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from California state individual income tax and federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in municipal securities that pay interest exempt from federal income tax and California state individual income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia California Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from individual income tax in one state. The value of the Fund and the amount of interest it pays could be affected by the financial conditions of the state, and its local governments and public authorities. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on California municipal obligations, which generally are free from federal income tax and California state individual income tax, but may be subject to alternative minimum taxes and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes; however, such opinions are not binding on tax authorities. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by California and its municipalities, is more vulnerable to unfavorable developments in California than funds that invest in municipal bonds of many different states. Following an economic recession in 2001, the California economy began to improve in 2004 and continued to grow at a solid pace through 2005, resulting in higher-than-anticipated revenue growth. Most of the revenue growth, however, resulted from volatile sources such as business earnings and investment income, which could subside quickly should the California economy experience a more severe slowing than is currently anticipated in 2006 and 2007. In addition, California will likely encounter budget shortfalls following the 2006-07 fiscal year as it faces a number of economic risks and budgetary pressures, including a steeper-than-expected decline in California's real estate market and a sharper-than-expected rise in energy prices. It is unclear how the current economic conditions may affect the Fund. Adverse conditions affecting California generally could have an impact on the State and California municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Capital Class Shares has varied from year to year.

               2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----
               2.33%    1.26%    0.87%    1.02%    2.21%



              *Year-to-date return as of June 30, 2006: 1.55%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2001:          0.73%
         WORST: 3RD QUARTER 2003:         0.18%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         CAPITAL CLASS SHARES                              2.21%    1.54%     1.64%

      *THE INCEPTION DATE OF CAPITAL CLASS SHARES IS OCTOBER 3, 2000.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Capital Class Shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                            Capital Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.25%



         Other expenses                                                  0.01%
                                                                          --------



         Total annual Fund operating expenses                            0.26%



         Fee waivers and/or reimbursements                              (0.06)%
                                                                          --------



         Total net expenses(3)                                           0.20%
                                                                          ========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Capital Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CAPITAL CLASS SHARES                    $20       $78      $140       $325

COLUMBIA NEW YORK TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 46.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from New York state individual income tax and federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in municipal securities that pay interest that is free from federal income tax and New York state individual income tax. These securities are issued by or on behalf of the State of New York, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia New York Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from individual income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on New York municipal obligations, which generally are free from federal income tax and New York State and New York City individual income tax, but may be subject to alternative minimum taxes and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be a suitable investment for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes; however, such opinions are not binding on tax authorities. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by New York State, New York City and New York's other municipalities, is more vulnerable to unfavorable developments in New York than funds that invest in municipal bonds of many different states. Although New York's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment and a very small share of the nation's farming and mining activity, adverse conditions affecting any one of these industries could have a negative impact on New York municipal securities. Travel and tourism also constitute an important part of the New York State and City economies. The September 11, 2001 terrorist attack on the World Trade Center in New York City had an adverse effect on all areas of the New York economy. In addition, State costs for employee pensions have increased dramatically, while costs associated with debt services, Medicaid, welfare and other entitlement programs have also risen. However, New York's economy has been growing since September 2003.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Capital Class Shares has varied from year to year.

               2003     2004     2005
               ----     ----     ----
               0.94%    1.06%    2.22%



              *Year-to-date return as of June 30, 2006: 1.56%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2005:                     0.68%
         WORST: 3RD QUARTER 2003:                    0.20%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         CAPITAL CLASS SHARES                                      2.22%     1.37%

      *THE INCEPTION DATE OF CAPITAL CLASS SHARES IS FEBRUARY 15, 2002.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Capital Class Shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                            Capital Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.25%



         Other expenses                                                  0.09%
                                                                          --------



         Total annual Fund operating expenses                            0.34%



         Fee waivers and/or reimbursements                              (0.14)%
                                                                          --------



         Total net expenses(3)                                           0.20%
                                                                          ========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Capital Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CAPITAL CLASS SHARES                    $20       $95      $177       $417

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Fund's investment objective, principal investment strategies and risks in the descriptions starting on page
4. The following are some other risks and information you should consider before you invest:

      - SPECIAL RULES FOR MONEY MARKET FUNDS -- Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

        - may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

        - must maintain an average dollar-weighted maturity of 90 days or less

        Also, the Funds:

        - may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days (except for Columbia California Tax-Exempt Reserves and Columbia New York Tax-Exempt Reserves, which are subject to less restrictive diversification standards)

        - may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier securities (except for Columbia California Tax-Exempt Reserves and Columbia New York Tax-Exempt Reserves, each of which may invest up to 5% of its total assets in second-tier securities)

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. The 80% Policy of certain Funds may be changed without shareholder approval by giving shareholders at least 60 days' notice. The 80% Policy of certain other Funds and other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons may not earn income.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, distribution, administration, shareholder servicing, transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Columbia Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Columbia Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI and on the Columbia Funds' website at www.columbiafunds.com under Fund Portfolio Data. In addition, a complete list of each Fund's portfolio holdings for each calendar month will be available upon request 5 business days following each month-end.

      - INFORMATION FOR FEDERALLY CHARTERED CREDIT UNIONS -- Shares of Columbia Treasury Reserves and Columbia Government Reserves are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration Rules and Regulations and the National Credit Union Administration Letter Number 155.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- Each Fund may incur significant transaction costs that are in addition to the total annual Fund operating expenses disclosed in the fee tables. These transaction costs are made up of all the costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Fund's transaction costs are not.

How the Funds are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER (COLUMBIA MANAGEMENT ADVISORS, LLC) AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 100 mutual fund portfolios in the Columbia Funds Family, including the Money Market Funds described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities and money market instruments. The Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions.

Columbia Management currently has approximately $312 billion in assets under management, which consists of assets under the discretionary management of both the Adviser and Columbia Wanger Asset Management, L.P.

Columbia Funds pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with the Adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

The Adviser has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2007. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that the Adviser will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees the Adviser can receive, along with the actual advisory fees the Adviser and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  COLUMBIA CASH RESERVES                                      0.15%       0.12%



  COLUMBIA MONEY MARKET RESERVES                              0.15%       0.12%



  COLUMBIA TREASURY RESERVES                                  0.15%       0.12%



  COLUMBIA GOVERNMENT RESERVES                                0.15%       0.12%



  COLUMBIA MUNICIPAL RESERVES                                 0.15%       0.12%



  COLUMBIA TAX-EXEMPT RESERVES                                0.15%       0.12%



  COLUMBIA CALIFORNIA TAX-EXEMPT RESERVES                     0.15%       0.12%



  COLUMBIA NEW YORK TAX-EXEMPT RESERVES                       0.15%       0.15%

INVESTMENT SUB-ADVISER

Columbia Funds and the Adviser may engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and the Funds have applied for relief from the SEC to permit the Funds to act on many of the Adviser's recommendations with approval only by the Board and not by Fund shareholders. The Adviser or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

A discussion regarding the basis for the Board of Trustees approving the investment sub-advisory agreement with each sub-adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

OTHER SERVICE PROVIDERS

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02111-2621

--------------------------------------------------------------------------------


The Funds are distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer and an indirect, wholly-owned subsidiary of Bank of America Corporation.

The Adviser and the Distributor may pay significant amounts from their own assets to selling or servicing agents of the Funds for distribution-related activities or other services they provide. These amounts, which are in addition to any sales charges, distribution (12b-1) and shareholder servicing fees paid by the Funds, may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of marketing related services or access-advantages to the Funds, including, for example, presenting Funds on "preferred" or "select" lists, in return for the payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.


In addition, the Adviser and the Distributor may pay significant amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by the Funds' transfer agent. The Columbia Funds also may pay significant amounts to third party intermediaries, including selling and servicing agents, for providing these types of services or incurring these types of costs.

These and other payments, and the difference between payments made with respect to the Funds and those made with respect to other mutual funds available through the agent, may give rise to conflicts of interest between the agent and its clients. You should be aware of these potential conflicts of interest and discuss these matters with your selling or servicing agent.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------


Columbia Management Advisors, LLC is the administrator of the Funds (Administrator), and is responsible for overseeing the administrative operations of the Funds. The Funds pay the Administrator a fee of 0.10% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc. is the transfer agent for the Funds' shares (Transfer Agent), and is an indirect, wholly-owned subsidiary of Bank of America Corporation. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares
(DOLLAR SIGN GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


This prospectus offers Capital Class Shares of the Funds. Here are some general rules about this class of shares:

  - Capital Class Shares are available to eligible institutions and individuals on a direct basis or through certain financial institutions or intermediaries.

  - The minimum initial investment is $1,000,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary agent or custodian may no longer be eligible to purchase or hold Capital Class Shares.

  - There is no minimum for additional investments.

  - There are no sales charges for buying, selling or exchanging these shares.

You'll find more information about buying, selling and exchanging Capital Class Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs and services.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. If you have questions about buying, selling or exchanging, or you need help placing an order, please call us at 1.800.353.0828 if you're an institutional investor, or 1.800.345.6611 if you're an individual investor. You can also contact your investment professional.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

Frequent purchases and sales of Fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the Funds) and disrupting portfolio management strategies. However, money market funds are designed to offer investors a liquid cash option that they may purchase and sell as often as they wish. Accordingly, Columbia Funds' Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares and the Funds accommodate frequent trading.

Except as expressly described in this prospectus (such as minimum purchase amounts), the Funds have no limits on purchase or exchange transactions. The Funds reserve the right, but have no obligation, to reject any purchase or exchange transaction at any time. In addition, Columbia Funds reserves the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE MONEY MARKET FUNDS RESERVE THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

IN ADDITION TO WEEKENDS, EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  - 9:45 a.m., 11:00 a.m., 2:30 p.m. and 5:00 p.m. Eastern time each business day for each share class of Columbia Cash Reserves, Columbia Money Market Reserves and Columbia Treasury Reserves

  - 9:45 a.m., 11:00 a.m. and 2:30 p.m. Eastern time each business day for each share class of Columbia Government Reserves

  - 12:00 noon Eastern time each business day for each share class of Columbia Municipal Reserves and Columbia Tax-Exempt Reserves

  - 11:30 a.m. Eastern time each business day for each share class of Columbia California Tax-Exempt Reserves and Columbia New York Tax-Exempt Reserves

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN A FUND

The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders to buy, sell or exchange shares may be delivered to the Transfer Agent by phone, in writing, or through the internet. For more information on account and trading restrictions and special sign-up procedures for internet transactions, please call us at 1.800.353.0828 for institutional investors or 1.800.345.6611 for individual investors. The Transfer Agent has procedures in place to authenticate electronic instructions. You will be asked to accept the terms of an online agreement(s) and utilize a password for internet services. Orders received in good order by the Fund, Distributor, Transfer Agent or their agents by the following times on a business day (unless the Fund closes early) will be processed as follows:

  - If your order for Columbia Cash Reserves, Columbia Money Market Reserves or Columbia Treasury Reserves is received in good form by the Transfer Agent by 5:00 p.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you'll receive that day's dividends).

  - If your order for Columbia Government Reserves is received in good form by the Transfer Agent by 2:30 p.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you'll receive that day's dividends).

  - If your order for Columbia Municipal Reserves or Columbia Tax-Exempt Reserves is received in good form by the Transfer Agent by 12:00 noon Eastern time, you will receive that day's net asset value per share (and in the case of purchases you'll receive that day's dividends).

  - If your order for Columbia California Tax-Exempt Reserves or Columbia New York Tax-Exempt Reserves is received in good form by the Transfer Agent by 11:30 a.m. Eastern time you will receive that day's net asset value per share (and in the case of purchases you'll receive that day's dividends).

Investors are encouraged to place orders to sell as early in the day as possible. The business day that applies to an order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. We will not be liable for following telephone instructions that we reasonably believe are genuine.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------


(PLUS SIGN DOLLAR         BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Capital Class Shares at net asset value per share.

        - For purchases via Fedwire, we must receive payment by the close of the Federal Reserve wire transfer system (typically 6 p.m. Eastern time) on the business day the Fund, Distributor, Transfer Agent or their agents receive the order (unless the Fund closes early).

            If we receive payment after this time, we'll cancel the order. We'll return any payment received for orders that we cancel. We can change this time under certain circumstances, for example, when there's more wiring activity than normal.

        - If we do not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal fund rate. We have the right to redeem all or part of your holding of shares in any Fund in order to meet these costs.

        - Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We don't issue certificates.

        - You may purchase shares of a Fund by electronically transferring money from your bank account to your Fund account by calling 1.800.422.3737. An electronic funds transfer may take up to two business days to settle and be considered in "good form." You must set up this feature prior to your request.

--------------------------------------------------------------------------------

"GOOD FORM" MEANS THAT THE MONEY USED TO PURCHASE YOUR SHARES IS FULLY COLLECTED. WHEN SELLING SHARES BY LETTER OF INSTRUCTION, "GOOD FORM" ALSO MEANS
(I) YOUR LETTER HAS COMPLETE INSTRUCTIONS, THE PROPER SIGNATURES AND MEDALLION SIGNATURE GUARANTEES IF NECESSARY AND (II) ANY OTHER REQUIRED DOCUMENTS ARE ATTACHED. SIGNATURES MUST BE GUARANTEED BY EITHER A BANK, A MEMBER FIRM OF A NATIONAL STOCK EXCHANGE OR ANOTHER ELIGIBLE GUARANTOR THAT PARTICIPATES IN THE MEDALLION SIGNATURE GUARANTEE PROGRAM FOR REDEMPTIONS OVER $100,000, ALTERNATE PAYEE OR MAILING INSTRUCTIONS. FOR ADDITIONAL DOCUMENTS REQUIRED FOR SALES BY CORPORATIONS, AGENTS, FIDUCIARIES, SURVIVING JOINT OWNERS AND OTHER LEGAL ENTITIES PLEASE CALL 1.800.353.0828 (INSTITUTIONAL INVESTORS) OR 1.800.345.6611 (INDIVIDUAL INVESTORS). NO INTEREST WILL BE PAID ON UNCASHED REDEMPTION CHECKS.







 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------



(MINUS SIGN DOLLAR        SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - For redemptions via Fedwire, we normally send the sale proceeds by Fedwire as soon as practicable following the determination time applicable to your order. For more information please refer to HOW ORDERS ARE PROCESSED or contact the Transfer Agent.

        - You can sell up to an aggregate of $100,000 of shares by check via the telephone or through the internet to the address of record or via ACH to your bank in a 30-day period if you qualify for telephone orders.

        - If you paid for your shares by check, we'll hold the sale proceeds when you sell those shares for at least 10 days after the trade date of the purchase.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - If you hold any shares in certificate form, you will not be able to sell those shares until you return the certificates to the Transfer Agent.

        - You may sell shares of a Fund and request that the proceeds be electronically transferred to you bank account. Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your request.

        - Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares (except shares of Columbia Treasury Reserves).

        - We can delay payment of the sale proceeds of Columbia Cash Reserves, Columbia Money Market Reserves, Columbia Treasury Reserves or Columbia Government Reserves for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

        - We can delay payment of the sale proceeds of Columbia Municipal Reserves, Columbia Tax-Exempt Reserves, Columbia California Tax-Exempt Reserves or Columbia New York Tax-Exempt Reserves for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), or your account may be subject to an annual fee of $10. The Transfer Agent will send you written notification of such action and provide details on how you can add money to your account to avoid this penalty.

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you.

        - under certain other circumstances allowed under the 1940 Act.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.
--------------------------------------------------------------------------------


       EXCHANGING SHARES

       (ARROWS GRAPHIC)

      You can generally sell shares of a Fund to buy shares of another Fund distributed by the Distributor. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - You can generally exchange Capital Class Shares of a Fund for Capital Class Shares of any other Fund distributed by the Distributor. Some exceptions apply.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - We may limit the number of exchanges you can make within a specified period of time.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until the Transfer Agent has received the certificate and deposited the shares to your account.

Financial intermediary payments
[PERCENT GRAPHIC]

The Distributor or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor or one of its affiliates. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by the Distributor attributable to that financial intermediary, gross sales of the mutual funds distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the support payments to any one financial intermediary are generally expected to be between 0.02% and 0.10% (between 0.03% and 0.12% in the case of the Columbia Money Market Funds) on an annual basis for payments based on average net assets of the Funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds (other than the Columbia Money Market Funds) attributable to the financial intermediary. The Distributor or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in the Fund.

Payments may also be made to certain financial intermediaries, including other Bank of America affiliates, that provide investor services to retirement plans and other investment programs to compensate financial intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.30% of the total Fund assets in the program on an annual basis. The Board has authorized the Funds to reimburse the Transfer Agent for amounts paid to financial intermediaries that maintain assets in omnibus accounts, subject to an annual cap of 0.11% of net assets maintained in such accounts. The amounts in excess of that reimbursed by a Fund will be borne by the Distributor or its affiliates.

The Distributor or its affiliates may make other payments or allow promotional incentives to financial intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

Amounts paid by the Distributor or its affiliates are paid out of the Distributor's or its affiliates' own revenue and do not increase the amount paid by you or your Fund. You can find further details about the payments made by the Distributor or its affiliates and the services provided by financial intermediaries as well as a list of the financial intermediaries to which the

Distributor or its affiliates has agreed to make marketing support payments in the SAI, which can be obtained at www.columbiafunds.com or by calling
1.800.345.6611. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from the Distributor and its affiliates and any services it provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular Fund or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.

Distributions and taxes
(TAX DOLLAR GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, the gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain, if any, to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares and is called a distribution.

Although the Funds do not expect to realize any capital gain, any capital gain realized by a Fund will be distributed at least once a year. The Funds declare distributions of net investment income each business day, and pay them on the first business day of each month. Normally, each Fund will declare and pay distributions of net investment income as indicated above. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily distribution Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Funds) or trade date (all other Funds), and realized net capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts because each class has different expenses.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at
1.800.353.0828 if you're an institutional investor, or 1.800.345.6611 if you're an individual investor. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the same Fund.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Fund's ordinary income and any net realized short-term capital gain, if any, generally are taxable to you as ordinary income. Although the Funds do not expect to realize significant capital gain, any distributions of net realized long-term capital gain, if any, generally are taxable to you as long-term capital gain.

In general, corporate shareholders will not be able to deduct any distributions when determining their taxable income. Fund distributions also will not qualify for reductions in federal income taxation of dividends payable to individuals from certain domestic and foreign corporations.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. State and local taxes may also apply to distributions.

COLUMBIA MUNICIPAL RESERVES, COLUMBIA TAX-EXEMPT RESERVES, COLUMBIA CALIFORNIA TAX-EXEMPT RESERVES, COLUMBIA NEW YORK TAX-EXEMPT RESERVES

In general, you will not be subject to federal income tax on distributions from Columbia Municipal Reserves, Columbia Tax-Exempt Reserves, Columbia California Tax-Exempt Reserves and Columbia New York Tax-Exempt Reserves of their net tax-exempt interest income. Distributions from Columbia California Tax-Exempt Reserves of its net interest income from California municipal securities will not be subject to California state individual income tax. Distributions from Columbia New York Tax-Exempt Reserves of its net interest income from New York municipal securities will not be subject to New York State and New York City individual income tax. Distributions from these Funds, however, may be subject to state, local and other taxes, including corporate taxes.

A portion of the distributions from Columbia Municipal Reserves, Columbia California Tax-Exempt Reserves and Columbia New York Tax-Exempt Reserves may also be subject to alternative minimum taxes.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is exempt from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult your tax adviser about your specific tax situation.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied as a credit against your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

Legal matters

On February 9, 2005, the Adviser and Distributor entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, the Adviser and Distributor have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. The Adviser and Distributor are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Columbia Funds Series Trust (formerly known as Nations Funds Trust), its Board of Trustees, Bank of America Corporation and certain of its affiliates, including the Adviser and Distributor (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and other cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Funds Series Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds Series Trust against BAC and others that asserts claims under the federal securities laws and state common law. Columbia Funds Series Trust is a nominal defendant in this action.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of these actions. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Columbia Funds shareholders and/or the Columbia Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for preliminary approval.

Separately, several putative class actions have been filed against Columbia Funds Series Trust, Bank of America Corporation and certain of its affiliates, and others, in various federal courts relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. (George Siepel, et al. v. Bank of America, Columbia Funds Series Trust, et al., instituted December 28, 2005, U.S. District Court, E.D. Mo.; Luleff v. Bank of America, Columbia Funds Series Trust, William Carmichael, et al., instituted February 22, 2006, U.S. District Court, S.D. NY.) The suits allege various claims including state law claims for breach of fiduciary duty, breach of contract, unjust enrichment and violations of federal securities laws and seek damages and other remedies.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights tables are designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the Funds' financial statements, is included in the Funds' annual report. The independent registered public accounting firm's report and the Funds' financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

COLUMBIA CASH RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CAPITAL CLASS SHARES                         03/31/06             03/31/05             03/31/04             03/31/03
  Net asset value, beginning of year             $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0356               0.0158               0.0100               0.0161
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0356)             (0.0158)             (0.0100)             (0.0161)
  Net asset value, end of year                   $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 3.62%                1.59%                1.01%                1.63%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $17,884,676          $18,286,171          $24,767,958          $33,084,072
  Ratio of operating expenses to average
    net assets(a)                                0.20%                0.20%              0.20%(c)             0.20%(b)
  Ratio of net investment income/(loss)
    to average net assets                        3.58%                1.53%                1.01%                1.62%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.27%                0.27%                0.26%                0.26%

                                               YEAR ENDED
  CAPITAL CLASS SHARES                          03/31/02
  Net asset value, beginning of year              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0320
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0320)
  Net asset value, end of year                    $1.00
  TOTAL RETURN++                                  3.25%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $39,231,604
  Ratio of operating expenses to average
    net assets(a)                               0.20%(b)
  Ratio of net investment income/(loss)
    to average net assets                         2.92%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.27%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The reimbursement from the Fund's investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

COLUMBIA MONEY MARKET RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CAPITAL CLASS SHARES                         03/31/06             03/31/05             03/31/04             03/31/03
  Net asset value, beginning of year             $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0357               0.0157               0.0098               0.0155
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0357)             (0.0157)             (0.0098)             (0.0155)
  Net asset value, end of year                   $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 3.63%                1.58%                0.98%                1.56%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $6,401,492           $7,148,040           $9,064,090           $10,092,837
  Ratio of operating expenses to average
    net assets(a)                                0.20%                0.20%                0.20%              0.20%(b)
  Ratio of net investment income/(loss)
    to average net assets                        3.60%                1.50%                0.98%                1.54%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.26%                0.27%                0.26%                0.26%

                                               YEAR ENDED
  CAPITAL CLASS SHARES                          03/31/02
  Net asset value, beginning of year              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0311
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0311)
  Net asset value, end of year                    $1.00
  TOTAL RETURN++                                  3.16%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $11,084,336
  Ratio of operating expenses to average
    net assets(a)                                 0.20%
  Ratio of net investment income/(loss)
    to average net assets                         2.85%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.28%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA TREASURY RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CAPITAL CLASS SHARES                         03/31/06             03/31/05             03/31/04             03/31/03
  Net asset value, beginning of year             $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0345               0.0144               0.0093               0.0150
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0345)             (0.0144)             (0.0093)             (0.0150)
  Net asset value, end of year                   $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 3.50%                1.45%                0.94%                1.51%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $2,283,858           $1,570,292           $2,120,480           $2,560,626
  Ratio of operating expenses to average
    net assets(a)                                0.20%                0.20%                0.20%                0.20%
  Ratio of net investment income/(loss)
    to average net assets                        3.51%                1.41%                0.94%                1.52%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.26%                0.27%                0.26%                0.26%

                                               YEAR ENDED
  CAPITAL CLASS SHARES                          03/31/02
  Net asset value, beginning of year              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0302
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0302)
  Net asset value, end of year                    $1.00
  TOTAL RETURN++                                  3.06%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $3,715,126
  Ratio of operating expenses to average
    net assets(a)                                 0.20%
  Ratio of net investment income/(loss)
    to average net assets                         2.81%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.27%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA GOVERNMENT RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CAPITAL CLASS SHARES                         03/31/06             03/31/05             03/31/04             03/31/03
  Net asset value, beginning of year             $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0348               0.0152               0.0095               0.0151
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0348)             (0.0152)             (0.0095)             (0.0151)
  Net asset value, end of year                   $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 3.53%                1.53%                0.96%                1.52%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $1,306,727           $1,132,047           $1,289,052           $1,772,133
  Ratio of operating expenses to average
    net assets(a)                                0.20%                0.20%                0.20%                0.20%
  Ratio of net investment income/(loss)
    to average net assets                        3.50%                1.51%                0.96%                1.48%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.27%                0.27%                0.26%                0.27%

                                               YEAR ENDED
  CAPITAL CLASS SHARES                          03/31/02
  Net asset value, beginning of year              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0303
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0303)
  Net asset value, end of year                    $1.00
  TOTAL RETURN++                                  3.07%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $1,818,554
  Ratio of operating expenses to average
    net assets(a)                                 0.20%
  Ratio of net investment income/(loss)
    to average net assets                         2.70%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.28%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA MUNICIPAL RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CAPITAL CLASS SHARES                         03/31/06             03/31/05             03/31/04             03/31/03
  Net asset value, beginning of year             $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0256               0.0128               0.0089               0.0127
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0256)             (0.0128)             (0.0089)             (0.0127)
  Net asset value, end of year                   $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 2.59%                1.28%                0.90%                1.28%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $3,537,820           $3,338,133           $1,988,042           $1,379,684
  Ratio of operating expenses to average
    net assets                                 0.20%(a)               0.20%                0.20%                0.20%
  Ratio of net investment income/(loss)
    to average net assets                        2.60%                1.33%                0.88%                1.23%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.26%(a)               0.28%                0.27%                0.28%

                                               YEAR ENDED
  CAPITAL CLASS SHARES                          03/31/02
  Net asset value, beginning of year              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0215
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0215)
  Net asset value, end of year                    $1.00
  TOTAL RETURN++                                  2.18%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $456,528
  Ratio of operating expenses to average
    net assets                                    0.20%
  Ratio of net investment income/(loss)
    to average net assets                         2.03%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.30%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

COLUMBIA TAX-EXEMPT RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                 YEAR ENDED                YEAR ENDED                YEAR ENDED
  CAPITAL CLASS SHARES                            03/31/06                  03/31/05                  03/31/04
  Net asset value, beginning of period             $1.00                     $1.00                     $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     0.0251                    0.0125                    0.0086
  LESS DISTRIBUTIONS:
  Dividends from net investment income            (0.0251)                  (0.0125)                  (0.0086)
  Net asset value, end of period                   $1.00                     $1.00                     $1.00
  TOTAL RETURN+++                                  2.54%                     1.26%                     0.87%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $975,386                 $1,049,210                 $542,057
  Ratio of operating expenses to average
    net assets                                    0.20%(a)                   0.20%                     0.20%
  Ratio of net investment income/(loss)
    to average net assets                          2.58%                     1.31%                     0.84%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.27%(a)                   0.28%                     0.27%

                                                 PERIOD ENDED
  CAPITAL CLASS SHARES                            03/31/03*
  Net asset value, beginning of period              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                      0.0095
  LESS DISTRIBUTIONS:
  Dividends from net investment income             (0.0095)
  Net asset value, end of period                    $1.00
  TOTAL RETURN+++                                  0.96%++
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)             $275,095
  Ratio of operating expenses to average
    net assets                                      0.20%+
  Ratio of net investment income/(loss)
    to average net assets                           1.13%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                          0.28%+

* Columbia Tax-Exempt Reserves Capital Class Shares commenced operations on June 13, 2002.
+ Annualized.
++ Not annualized.
+++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

COLUMBIA CALIFORNIA TAX-EXEMPT
RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
  CAPITAL CLASS SHARES                         03/31/06            03/31/05            03/31/04            03/31/03
  Net asset value, beginning of year            $1.00               $1.00               $1.00               $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0250              0.0123              0.0083              0.0115
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0250)            (0.0123)            (0.0083)            (0.0115)
  Net asset value, end of year                  $1.00               $1.00               $1.00               $1.00
  TOTAL RETURN++                                2.53%               1.24%               0.84%               1.17%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $431,530            $105,823            $169,317            $172,261
  Ratio of operating expenses to average
    net assets                                 0.20%(a)             0.20%               0.20%               0.20%
  Ratio of net investment income/(loss)
    to average net assets                       2.59%               1.21%               0.83%               1.15%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.26%(a)             0.28%               0.27%               0.27%

                                               YEAR ENDED
  CAPITAL CLASS SHARES                          03/31/02
  Net asset value, beginning of year             $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0199
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0199)
  Net asset value, end of year                   $1.00
  TOTAL RETURN++                                 2.01%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $102,040
  Ratio of operating expenses to average
    net assets                                   0.20%
  Ratio of net investment income/(loss)
    to average net assets                        1.38%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.28%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

COLUMBIA NEW YORK TAX-EXEMPT
RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CAPITAL CLASS SHARES                         03/31/06             03/31/05             03/31/04             03/31/03
  Net asset value, beginning of period           $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0251               0.0125               0.0090               0.0122
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0251)             (0.0125)             (0.0090)             (0.0122)
  Net asset value, end of period                 $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN+++                                2.53%                1.26%                0.91%                1.23%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $24,804              $2,852               $1,862               $9,483
  Ratio of operating expenses to average
    net assets                                 0.20%(a)               0.20%                0.20%                0.13%
  Ratio of net investment income/(loss)
    to average net assets                        2.66%                1.20%                0.93%                1.27%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.34%(a)               0.53%                0.47%                0.78%

                                              PERIOD ENDED
  CAPITAL CLASS SHARES                          03/31/02*
  Net asset value, beginning of period            $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0013
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0013)
  Net asset value, end of period                  $1.00
  TOTAL RETURN+++                                0.13%++
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $20,015
  Ratio of operating expenses to average
    net assets                                   0.20%+
  Ratio of net investment income/(loss)
    to average net assets                        1.03%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       4.51%+

* Columbia New York Tax-Exempt Reserves Capital Class Shares commenced operations on February 15, 2002.
+ Annualized.
++ Not annualized.
+++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

Hypothetical investment and expense information

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Funds, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in each class of the Funds assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the Funds, which are the same as those stated in the Annual Fund Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables shown below reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charges, if any, which may be payable on redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

COLUMBIA CASH RESERVES -- CAPITAL SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%
              CUMULATIVE RETURN     ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE          AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO             EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%             0.20%               4.80%              $10,480.00       $20.48
       2           10.25%             0.27%               9.76%              $10,975.70       $28.97
       3           15.76%             0.27%              14.95%              $11,494.85       $30.34
       4           21.55%             0.27%              20.39%              $12,038.56       $31.77
       5           27.63%             0.27%              26.08%              $12,607.99       $33.27
       6           34.01%             0.27%              32.04%              $13,204.34       $34.85
       7           40.71%             0.27%              38.29%              $13,828.91       $36.49
       8           47.75%             0.27%              44.83%              $14,483.02       $38.22
       9           55.13%             0.27%              51.68%              $15,168.06       $40.03
      10           62.89%             0.27%              58.86%              $15,885.51       $41.92
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $5,885.51
  TOTAL ANNUAL FEES & EXPENSES                                                               $336.34

COLUMBIA MONEY MARKET RESERVES -- CAPITAL SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%
              CUMULATIVE RETURN     ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE          AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO             EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%             0.20%               4.80%              $10,480.00       $20.48
       2           10.25%             0.26%               9.77%              $10,976.75       $27.89
       3           15.76%             0.26%              14.97%              $11,497.05       $29.22
       4           21.55%             0.26%              20.42%              $12,042.01       $30.60
       5           27.63%             0.26%              26.13%              $12,612.80       $32.05
       6           34.01%             0.26%              32.11%              $13,210.65       $33.57
       7           40.71%             0.26%              38.37%              $13,836.83       $35.16
       8           47.75%             0.26%              44.93%              $14,492.70       $36.83
       9           55.13%             0.26%              51.80%              $15,179.65       $38.57
      10           62.89%             0.26%              58.99%              $15,899.17       $40.40
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $5,899.17
  TOTAL ANNUAL FEES & EXPENSES                                                               $324.78

COLUMBIA TREASURY RESERVES -- CAPITAL SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              0.20%                4.80%             $10,480.00       $20.48
       2           10.25%              0.26%                9.77%             $10,976.75       $27.89
       3           15.76%              0.26%               14.97%             $11,497.05       $29.22
       4           21.55%              0.26%               20.42%             $12,042.01       $30.60
       5           27.63%              0.26%               26.13%             $12,612.80       $32.05
       6           34.01%              0.26%               32.11%             $13,210.65       $33.57
       7           40.71%              0.26%               38.37%             $13,836.83       $35.16
       8           47.75%              0.26%               44.93%             $14,492.70       $36.83
       9           55.13%              0.26%               51.80%             $15,179.65       $38.57
      10           62.89%              0.26%               58.99%             $15,899.17       $40.40
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $5,899.17
  TOTAL ANNUAL FEES & EXPENSES                                                                $324.78

COLUMBIA GOVERNMENT RESERVES -- CAPITAL SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              0.20%                4.80%             $10,480.00       $20.48
       2           10.25%              0.27%                9.76%             $10,975.70       $28.97
       3           15.76%              0.27%               14.95%             $11,494.85       $30.34
       4           21.55%              0.27%               20.39%             $12,038.56       $31.77
       5           27.63%              0.27%               26.08%             $12,607.99       $33.27
       6           34.01%              0.27%               32.04%             $13,204.34       $34.85
       7           40.71%              0.27%               38.29%             $13,828.91       $36.49
       8           47.75%              0.27%               44.83%             $14,483.02       $38.22
       9           55.13%              0.27%               51.68%             $15,168.06       $40.03
      10           62.89%              0.27%               58.86%             $15,885.51       $41.92
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $5,885.51
  TOTAL ANNUAL FEES & EXPENSES                                                                $336.34

COLUMBIA MUNICIPAL RESERVES -- CAPITAL SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%
              CUMULATIVE RETURN     ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE          AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO             EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%            0.20%                4.80%              $10,480.00       $20.48
       2           10.25%            0.26%                9.77%              $10,976.75       $27.89
       3           15.76%            0.26%               14.97%              $11,497.05       $29.22
       4           21.55%            0.26%               20.42%              $12,042.01       $30.60
       5           27.63%            0.26%               26.13%              $12,612.80       $32.05
       6           34.01%            0.26%               32.11%              $13,210.65       $33.57
       7           40.71%            0.26%               38.37%              $13,836.83       $35.16
       8           47.75%            0.26%               44.93%              $14,492.70       $36.83
       9           55.13%            0.26%               51.80%              $15,179.65       $38.57
      10           62.89%            0.26%               58.99%              $15,899.17       $40.40
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $5,899.17
  TOTAL ANNUAL FEES & EXPENSES                                                               $324.78

COLUMBIA TAX-EXEMPT RESERVES -- CAPITAL SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%
              CUMULATIVE RETURN     ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE          AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO             EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%            0.20%                4.80%              $10,480.00       $20.48
       2           10.25%            0.27%                9.76%              $10,975.70       $28.97
       3           15.76%            0.27%               14.95%              $11,494.85       $30.34
       4           21.55%            0.27%               20.39%              $12,038.56       $31.77
       5           27.63%            0.27%               26.08%              $12,607.99       $33.27
       6           34.01%            0.27%               32.04%              $13,204.34       $34.85
       7           40.71%            0.27%               38.29%              $13,828.91       $36.49
       8           47.75%            0.27%               44.83%              $14,483.02       $38.22
       9           55.13%            0.27%               51.68%              $15,168.06       $40.03
      10           62.89%            0.27%               58.86%              $15,885.51       $41.92
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $5,885.51
  TOTAL ANNUAL FEES & EXPENSES                                                               $336.34

COLUMBIA CALIFORNIA TAX-EXEMPT RESERVES -- CAPITAL SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%
              CUMULATIVE RETURN     ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE          AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO             EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%            0.20%                4.80%              $10,480.00       $20.48
       2           10.25%            0.26%                9.77%              $10,976.75       $27.89
       3           15.76%            0.26%               14.97%              $11,497.05       $29.22
       4           21.55%            0.26%               20.42%              $12,042.01       $30.60
       5           27.63%            0.26%               26.13%              $12,612.80       $32.05
       6           34.01%            0.26%               32.11%              $13,210.65       $33.57
       7           40.71%            0.26%               38.37%              $13,836.83       $35.16
       8           47.75%            0.26%               44.93%              $14,492.70       $36.83
       9           55.13%            0.26%               51.80%              $15,179.65       $38.57
      10           62.89%            0.26%               58.99%              $15,899.17       $40.40
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $5,899.17
  TOTAL ANNUAL FEES & EXPENSES                                                               $324.78

COLUMBIA NEW YORK TAX-EXEMPT RESERVES -- CAPITAL SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%
              CUMULATIVE RETURN     ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE          AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO             EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%            0.20%                4.80%              $10,480.00       $20.48
       2           10.25%            0.34%                9.68%              $10,968.37       $36.46
       3           15.76%            0.34%               14.79%              $11,479.49       $38.16
       4           21.55%            0.34%               20.14%              $12,014.44       $39.94
       5           27.63%            0.34%               25.74%              $12,574.31       $41.80
       6           34.01%            0.34%               31.60%              $13,160.27       $43.75
       7           40.71%            0.34%               37.74%              $13,773.54       $45.79
       8           47.75%            0.34%               44.15%              $14,415.39       $47.92
       9           55.13%            0.34%               50.87%              $15,087.15       $50.15
      10           62.89%            0.34%               57.90%              $15,790.21       $52.49
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $5,790.21
  TOTAL ANNUAL FEES & EXPENSES                                                               $416.95

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO COLUMBIA FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------

Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of the Fund's assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 under the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

DEBT SECURITY -- when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has received a rating in the highest short-term rating category from two, or in some circumstances one, nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

GUARANTEED INVESTMENT CONTRACT -- an investment instrument issued by a rated insurance company in return for a payment by an investor.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as Standard & Poor's Corporation or Moody's Investors Service, Inc. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board. Please see the SAI for more information about credit ratings.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MONEY MARKET INSTRUMENT -- a high quality, short-term debt security that pays interest based on a fixed, variable or floating rate and is considered to mature in 13 months or less. Money market instruments include, but are not limited to, U.S. Treasury obligations, U.S. government obligations, certificates of deposit and time deposits, bankers' acceptances, commercial paper, corporate bonds, extendible commercial notes, asset backed securities, funding agreements, repurchase agreements and certain municipal securities.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

PARTICIPATION -- a pass-through certificate representing a share in a pool of debt obligations or other instruments.

PASS-THROUGH CERTIFICATE -- securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

PRIVATE ACTIVITY BOND -- a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SPECIAL PURPOSE ISSUER -- an entity organized solely to issue asset-backed securities on a pool of assets it owns.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

--------------------------------------------------------------------------------

  COLUMBIA MANAGEMENT--Registered Trademark--






  Where to find more information

  You'll find more information about Columbia Money Market Funds in the following documents:



  Annual and semi-annual reports             Information about the Funds can be
                                             reviewed and copied at the SEC's
  The annual and semi-annual reports         Public Reference Room in
  contain information about Fund             Washington, D.C. Information on the
  investments and performance, the           operation of the Public Reference
  financial statements and the               Room may be obtained by calling the
  independent registered public              SEC at 1-202-942-8090. The reports
  accounting firm's reports. The             and other information about the
  annual report also includes a              Funds are available on the EDGAR
  discussion about the market                Database on the SEC's Internet site
  conditions and investment                  at http://www.sec.gov, and copies
  strategies that had a significant          of this information may be
  effect on each Fund's performance          obtained, after paying a
  during the period covered.                 duplicating fee, by electronic
                                             request at the following E-mail
  Statement of Additional Information        address: publicinfo@sec.gov, or by
                                             writing the SEC's Public Reference
  The SAI contains additional                Section, Washington, D.C.
  information about the Funds and            20549-0102.
  their policies. The SAI is legally
  part of this prospectus (it's
  incorporated by reference). A copy
  has been filed with the SEC.

  You can obtain a free copy of these
  documents, request other
  information about the Funds and
  make shareholder inquiries by
  contacting Columbia Funds:

  By telephone:
  1.800.353.0828 (Institutional Investors)

  1.800.345.6611 (Individual Investors)

  By mail:
  COLUMBIA FUNDS
  C/O COLUMBIA FUNDS SERVICES
  P.O. BOX 8081
  BOSTON, MA 02266-8081

  On the Internet:
  www.columbiafunds.com

--------------------------------------------------------------------------------

  SEC file number: 811-09645
  Columbia Funds Series Trust

  CSH-36/111190-0606

COLUMBIA MANAGEMENT.



_______________________________________________

     Money Market Funds

     Prospectus - Institutional Class Shares

     August 1, 2006
_______________________________________________




     Columbia Cash Reserves

     Columbia Money Market Reserves

     Columbia Treasury Reserves

     Columbia Government Reserves

     Columbia Municipal Reserves

     Columbia Tax-Exempt Reserves

     Columbia California Tax-Exempt Reserves

     Columbia New York Tax-Exempt Reserves





     THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED
     OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

     ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



__________________  ________________

NOT FDIC-INSURED     NOT BANK ISSUED
__________________  ________________

    NO BANK
   GUARANTEE         MAY LOSE VALUE
__________________  ________________

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE COLUMBIA FUNDS FAMILY (COLUMBIA FUNDS OR COLUMBIA FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 70.

YOUR INVESTMENT IN A FUND IS NOT A BANK DEPOSIT OR OTHER OBLIGATION OF, OR ISSUED OR ENDORSED OR GUARANTEED BY, BANK OF AMERICA, N.A. (BANK OF AMERICA) OR ANY OF ITS AFFILIATES. YOUR INVESTMENT IN A FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUNDS AND MAY BE COMPENSATED OR INCENTED IN CONNECTION WITH THE SALE OF THE FUNDS.

YOUR INVESTMENT IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL INVESTED. YOUR INVESTMENT MAY LOSE MONEY.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about some Columbia Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

This prospectus offers Institutional Class Shares of the Funds. This class of shares is designed primarily for financial institutions and intermediaries for their own accounts, and for certain of their client accounts. Please turn to BUYING, SELLING AND EXCHANGING SHARES for more information about who is eligible to buy this class of shares.

ABOUT THE FUNDS

The Money Market Funds seek to provide income while protecting the principal of your original investment by investing in money market instruments.

Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

ARE THESE FUNDS RIGHT FOR YOU?

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Money Market Funds may be suitable for you if:

  - you're looking for a relatively low risk investment with stability of principal

  - you have short-term income needs

They may not be suitable for you if:

  - you're looking for higher returns and are prepared to assume a higher level of investment risk

  - you're more comfortable with bank deposits that are FDIC-insured

You'll find a discussion of each Fund's investment objective, principal investment strategies and principal risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.353.0828 if you're an institutional investor. You can also contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

COLUMBIA MANAGEMENT ADVISORS, LLC (THE ADVISER) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER STARTING ON PAGE 46.

--------------------------------------------------------------------------------


COLUMBIA CASH RESERVES                                           4
------------------------------------------------------------------
COLUMBIA MONEY MARKET RESERVES                                   9
------------------------------------------------------------------
COLUMBIA TREASURY RESERVES                                      14
------------------------------------------------------------------
COLUMBIA GOVERNMENT RESERVES                                    19
------------------------------------------------------------------
COLUMBIA MUNICIPAL RESERVES                                     24
------------------------------------------------------------------
COLUMBIA TAX-EXEMPT RESERVES                                    29
------------------------------------------------------------------
COLUMBIA CALIFORNIA TAX-EXEMPT RESERVES                         34
------------------------------------------------------------------
COLUMBIA NEW YORK TAX-EXEMPT RESERVES                           39
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     44
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       46

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                         48
     How orders are processed                                   50
  Shareholder administration fees and
     financial intermediary payments                            54
  Distributions and taxes                                       56
  Legal matters                                                 59
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            60
------------------------------------------------------------------
HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION                 65
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   70
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

COLUMBIA CASH RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 46.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - bank obligations, including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches,

  - commercial paper,

  - corporate bonds,

  - extendible commercial notes,

  - asset-backed securities,

  - funding agreements,

  - municipal securities,

  - repurchase agreements and

  - other high quality short-term obligations.

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the portfolio management team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Cash Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - INTEREST RATE RISK -- The yield paid by the Fund will vary with changes in short-term interest rates.

      - CREDIT RISK -- Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. With respect to municipal securities, the ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid.

      - U.S. GOVERNMENT OBLIGATIONS -- Obligations of U.S. government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government would provide financial support to any of these entities if it is not obligated to do so by law.

      - REPURCHASE AGREEMENTS -- Repurchase agreements, while backed by collateral, carry some risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.

      - FOREIGN INVESTMENTS -- Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, potentially high or confiscatory levels of taxation, incomplete financial information about the issuers of securities, and political or economic instability. Foreign securities may be more volatile and less liquid than U.S. securities.

      - SHARE PRICE -- There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.

      - SELECTION OF INVESTMENTS -- The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Institutional Class Shares has varied from year to year.

               2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----
               4.18%    1.77%    1.05%    1.21%    3.06%



              *Year-to-date return as of June 30, 2006: 2.27%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 2001:          1.43%
         WORST: 2ND QUARTER 2004:         0.22%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                                                   LIFE OF
                                                     1 YEAR         5 YEAR          FUND*
         INSTITUTIONAL CLASS SHARES                  3.06%          2.25%          2.31%




      *THE INCEPTION DATE OF INSTITUTIONAL CLASS SHARES IS NOVEMBER 30, 2000.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Institutional Class Shares can be found in the section HYPOTHETICAL
                   INVESTMENT AND EXPENSE INFORMATION.

         SHAREHOLDER FEES                                        Institutional Class
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.25%



         Shareholder administration fees                                0.04%



         Other expenses                                                 0.02%
                                                                       -------



         Total annual Fund operating expenses                           0.31%



         Fee waivers and/or reimbursements                             (0.07)%
                                                                       -------



         Total net expenses(3)                                          0.24%
                                                                       =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Institutional Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INSTITUTIONAL CLASS SHARES              $25       $93      $167       $386

COLUMBIA MONEY MARKET RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 46.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - bank obligations, including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches,

  - commercial paper,

  - corporate bonds,

  - extendible commercial notes,

  - asset-backed securities,

  - funding agreements,

  - municipal securities,

  - repurchase agreements and

  - other high quality short-term obligations.

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the portfolio management team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Money Market Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - INTEREST RATE RISK -- The yield paid by the Fund will vary with changes in short-term interest rates.

      - CREDIT RISK -- Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. With respect to municipal securities, the ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid.

      - U.S. GOVERNMENT OBLIGATIONS -- Obligations of U.S. government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government would provide financial support to any of these entities if it is not obligated to do so by law.

      - REPURCHASE AGREEMENTS -- Repurchase agreements, while backed by collateral, carry some risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.

      - FOREIGN INVESTMENTS -- Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, potentially high or confiscatory levels of taxation, incomplete financial information about the issuers of securities, and political or economic instability. Foreign securities may be more volatile and less liquid than U.S. securities.

      - SHARE PRICE -- There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.

      - SELECTION OF INVESTMENTS -- The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Institutional Class Shares has varied from year to year.

               2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----
               4.11%    1.69%    1.01%    1.20%    3.06%



              *Year-to-date return as of June 30, 2006: 2.26%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 2001:          1.42%
         WORST: 2ND QUARTER 2004:         0.22%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                                                  LIFE OF
                                                    1 YEAR         5 YEAR         FUND*
         INSTITUTIONAL CLASS SHARES                 3.06%          2.21%           2.32%




      *THE INCEPTION DATE OF INSTITUTIONAL CLASS SHARES IS NOVEMBER 17, 2000.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Institutional Class Shares can be found in the section HYPOTHETICAL
                   INVESTMENT AND EXPENSE INFORMATION.

         SHAREHOLDER FEES                                        Institutional Class
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.25%



         Shareholder administration fees                                0.04%



         Other expenses                                                 0.01%
                                                                       -------



         Total annual Fund operating expenses                           0.31%



         Fee waivers and/or reimbursements                             (0.06)%
                                                                       -------



         Total net expenses(3)                                          0.24%
                                                                       =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Institutional Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INSTITUTIONAL CLASS SHARES              $25       $90      $163       $375

COLUMBIA TREASURY RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 46.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - U.S. Treasury obligations

  - repurchase agreements and reverse repurchase agreements secured by U.S. Treasury obligations and U.S. government obligations

  - obligations whose principal and interest are backed by the U.S. government

The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Treasury Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income and alternative minimum taxes and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Institutional Class Shares has varied from year to year.

               2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----
               3.94%    1.65%    0.98%    1.11%    2.92%



              *Year-to-date return as of June 30, 2006: 2.20%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 2001:          1.36%
         WORST: 2ND QUARTER 2004:         0.20%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                                              LIFE OF
                                                            1 YEAR   5 YEAR    FUND*
         INSTITUTIONAL CLASS SHARES                         2.92%    2.11%     2.21%

      *THE INCEPTION DATE OF INSTITUTIONAL CLASS SHARES IS NOVEMBER 21, 2000.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Institutional Class Shares can be found in the section HYPOTHETICAL
                   INVESTMENT AND EXPENSE INFORMATION.

         SHAREHOLDER FEES                                        Institutional Class
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.25%



         Shareholder administration fees                                0.04%



         Other expenses                                                 0.01%
                                                                       -------



         Total annual Fund operating expenses                           0.30%



         Fee waivers and/or reimbursements                             (0.06)%
                                                                       -------



         Total net expenses(3)                                          0.24%
                                                                       =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Institutional Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INSTITUTIONAL CLASS SHARES              $25       $90      $163       $375

COLUMBIA GOVERNMENT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 46.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S.
                   government obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily U.S. government obligations and U.S. Treasury obligations.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Government Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income and alternative minimum taxes and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Institutional Class Shares has varied from year to year.

               2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----
               4.02%    1.63%    1.00%    1.16%    2.97%



              *Year-to-date return as of June 30, 2006: 2.23%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 2001:           1.39%
         WORST: 2ND QUARTER 2004:          0.21%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                                              LIFE OF
                                                            1 YEAR   5 YEAR    FUND*
         INSTITUTIONAL CLASS SHARES                         2.97%    2.15%    2.24%

      *THE INCEPTION DATE OF INSTITUTIONAL CLASS SHARES IS NOVEMBER 21, 2000.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Institutional Class Shares can be found in the section HYPOTHETICAL
                   INVESTMENT AND EXPENSE INFORMATION.

         SHAREHOLDER FEES                                        Institutional Class
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.25%



         Shareholder administration fees                                0.04%



         Other expenses                                                 0.02%
                                                                       -------



         Total annual Fund operating expenses                           0.31%



         Fee waivers and/or reimbursements                             (0.07)%
                                                                       -------



         Total net expenses(3)                                          0.24%
                                                                       =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Institutional Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INSTITUTIONAL CLASS SHARES              $25       $93      $167       $386

COLUMBIA MUNICIPAL RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 46.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may invest all or any portion of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Municipal Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on municipal obligations, which generally are free from federal income tax, but may be subject to the federal alternative minimum tax and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes; however, such opinions are not binding on tax authorities. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Institutional Class Shares has varied from year to year.

               2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----
               1.97%    1.32%    0.91%    1.03%    2.23%



              *Year-to-date return as of June 30, 2006: 1.57%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2005:          0.68%



         WORST: 1ST QUARTER 2004:         0.19%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                                             LIFE OF
                                                           1 YEAR   5 YEAR    FUND*
         INSTITUTIONAL CLASS SHARES                        2.23%    1.49%     1.55%

      *THE INCEPTION DATE OF INSTITUTIONAL CLASS SHARES IS NOVEMBER 21, 2000.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Institutional Class Shares can be found in the section HYPOTHETICAL
                   INVESTMENT AND EXPENSE INFORMATION.

         SHAREHOLDER FEES                                        Institutional Class
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.25%



         Shareholder administration fees                                0.04%



         Other expenses                                                 0.01%
                                                                       -------



         Total annual Fund operating expenses                           0.30%



         Fee waivers and/or reimbursements                             (0.06)%
                                                                       -------



         Total net expenses(3)                                          0.24%
                                                                       =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Institutional Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007, and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INSTITUTIONAL CLASS SHARES              $25       $90      $163       $375

COLUMBIA TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 46.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. The Fund normally invests all of its assets in municipal securities which pay interest that is free from federal income and alternative minimum taxes. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on municipal obligations, which generally are free from federal income and alternative minimum taxes, but may be subject to state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes; however, such opinions are not binding on tax authorities. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Institutional Class Shares has varied from year to year.

               2003     2004     2005
               ----     ----     ----
               0.87%    1.00%    2.19%



              *Year-to-date return as of June 30, 2006: 1.54%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2005:          0.67%
         WORST: 3RD QUARTER 2003:         0.18%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         INSTITUTIONAL CLASS SHARES                                2.19%     1.34%

      *THE INCEPTION DATE OF INSTITUTIONAL CLASS SHARES IS JUNE 18, 2002.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Institutional Class Shares can be found in the section HYPOTHETICAL
                   INVESTMENT AND EXPENSE INFORMATION.

         SHAREHOLDER FEES                                       Institutional Class
         (Fees paid directly from your investment)                    Shares
         Maximum sales charge (load) imposed on purchases               N/A



         Maximum deferred sales charge (load)                           N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                            0.25%



         Shareholder administration fees                               0.04%



         Other expenses                                                0.02%
                                                                      -------



         Total annual Fund operating expenses                          0.31%



         Fee waivers and/or reimbursements                            (0.07)%
                                                                      -------



         Total net expenses(3)                                         0.24%
                                                                      =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Institutional Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INSTITUTIONAL CLASS SHARES              $25       $93      $167       $386

COLUMBIA CALIFORNIA TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 46.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from California state individual income tax and federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in municipal securities that pay interest exempt from federal income tax and California state individual income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia California Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from individual income tax in one state. The value of the Fund and the amount of interest it pays could be affected by the financial conditions of the state, and its local governments and public authorities. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on California municipal obligations, which generally are free from federal income tax and California state individual income tax, but may be subject to alternative minimum taxes and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes; however, such opinions are not binding on tax authorities. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by California and its municipalities, is more vulnerable to unfavorable developments in California than funds that invest in municipal bonds of many different states. Following an economic recession in 2001, the California economy began to improve in 2004 and continued to grow at a solid pace through 2005, resulting in higher-than-anticipated revenue growth. Most of the revenue growth, however, resulted from volatile sources such as business earnings and investment income, which could subside quickly should the California economy experience a more severe slowing than is currently anticipated in 2006 and 2007. In addition, California will likely encounter budget shortfalls following the 2006-07 fiscal year as it faces a number of economic risks and budgetary pressures, including a steeper-than-expected decline in California's real estate market and a sharper-than-expected rise in energy prices. It is unclear how the current economic conditions may affect the Fund. Adverse conditions affecting California generally could have an impact on the State and California municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Institutional Class Shares has varied from year to year.

               2002     2003     2004     2005
               ----     ----     ----     ----
               0.86%    0.83%    0.98%    2.17%



              *Year-to-date return as of June 30, 2006: 1.53%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2005:          0.66%
         WORST: 1ST QUARTER 2002:         0.00%*

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         INSTITUTIONAL CLASS SHARES                                2.17%     1.15%

      *THE INCEPTION DATE OF INSTITUTIONAL CLASS SHARES IS MARCH 28, 2001,
       HOWEVER, DURING THE PERIOD REFLECTED IN THE WORST QUARTERLY RETURN DISCLOSURE THE FUND EXPERIENCED STATIC PERFORMANCE DUE TO A NOMINAL ASSET LEVEL.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Institutional Class Shares can be found in the section HYPOTHETICAL
                   INVESTMENT AND EXPENSE INFORMATION.

         SHAREHOLDER FEES                                        Institutional Class
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.25%



         Shareholder administration fees                                0.04%



         Other expenses                                                 0.01%
                                                                       -------



         Total annual Fund operating expenses                           0.30%



         Fee waivers and/or reimbursements                             (0.06)%
                                                                       -------



         Total net expenses(3)                                          0.24%
                                                                       =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Institutional Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INSTITUTIONAL CLASS SHARES              $25       $90      $163       $375

COLUMBIA NEW YORK TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 46.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from New York state individual income tax and federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in municipal securities that pay interest that is free from federal income tax and New York state individual income tax. These securities are issued by or on behalf of the State of New York, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia New York Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from individual income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on New York municipal obligations, which generally are free from federal income tax and New York State and New York City individual income tax, but may be subject to alternative minimum taxes and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be a suitable investment for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes; however, such opinions generally are not binding on tax authorities. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by New York State, New York City and New York's other municipalities, is more vulnerable to unfavorable developments in New York than funds that invest in municipal bonds of many different states. Although New York's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment and a very small share of the nation's farming and mining activity, adverse conditions affecting any one of these industries could have a negative impact on New York municipal securities. Travel and tourism also constitute an important part of the New York State and City economies. The September 11, 2001 terrorist attack on the World Trade Center in New York City had an adverse effect on all areas of the New York economy. In addition, State costs for employee pensions have increased dramatically, while costs associated with debt services, Medicaid, welfare and other entitlement programs have also risen. However, New York's economy has been growing since September 2003.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.
--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Institutional Class Shares has varied from year to year.

               2003     2004     2005
               ----     ----     ----
               n/a*     1.02%    2.18%



              *Year-to-date return as of June 30, 2006: 1.54%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2005:           0.67%
         WORST: 1ST QUARTER 2004:          0.21%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                                           LIFE OF
                                                                  1 YEAR    FUND*
         INSTITUTIONAL CLASS SHARES                               2.18%    1.49%




      *THE INCEPTION DATE OF INSTITUTIONAL CLASS SHARES IS FEBRUARY 15, 2002.
       FROM DECEMBER 22, 2002 TO AUGUST 25, 2003 PERFORMANCE COULD NOT BE CALCULATED FOR THIS CLASS DUE TO NOMINAL ASSET LEVELS.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Institutional Class Shares can be found in the section HYPOTHETICAL
                   INVESTMENT AND EXPENSE INFORMATION.

         SHAREHOLDER FEES                                      Institutional Class
         (Fees paid directly from your investment)                    Shares
         Maximum sales charge (load) imposed on purchases              N/A



         Maximum deferred sales charge (load)                          N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                           0.25%



         Shareholder administration fees                              0.04%



         Other expenses                                               0.09%
                                                                     -------



         Total annual Fund operating expenses                         0.38%



         Fee waivers and/or reimbursements                           (0.14)%
                                                                     -------



         Total net expenses(3)                                        0.24%
                                                                     =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Institutional Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INSTITUTIONAL CLASS SHARES              $25      $108      $199       $467

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Fund's investment objective, principal investment strategies and risks in the descriptions starting on page
4. The following are some other risks and information you should consider before you invest:

      - SPECIAL RULES FOR MONEY MARKET FUNDS -- Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

          - may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

          - must maintain an average dollar-weighted maturity of 90 days or less

          Also, the Funds:

          - may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days (except for Columbia California Tax-Exempt Reserves and Columbia New York Tax-Exempt Reserves, which are subject to less restrictive diversification standards)

          - may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier securities (except for Columbia California Tax-Exempt Reserves and Columbia New York Tax-Exempt Reserves, each of which may invest up to 5% of its total assets in second-tier securities)

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. The 80% Policy of certain Funds may be changed without shareholder approval by giving shareholders at least 60 days' notice. The 80% Policy of certain other Funds and other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons may not earn income.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, distribution, administration, shareholder servicing, transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Columbia Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Columbia Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI and on the Columbia Funds' website at www.columbiafunds.com under Fund Portfolio Data. In addition, a complete list of each Fund's portfolio holdings for each calendar month will be available upon request 5 business days following each month-end.

      - INFORMATION FOR FEDERALLY CHARTERED CREDIT UNIONS -- Shares of Columbia Treasury Reserves and Columbia Government Reserves are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration Rules and Regulations and the National Credit Union Administration Letter Number 155.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- Each Fund may incur significant transaction costs that are in addition to the total annual Fund operating expenses disclosed in the fee tables. These transaction costs are made up of all the costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Fund's transaction costs are not.

How the Funds are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER (COLUMBIA MANAGEMENT ADVISORS, LLC) AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 100 mutual fund portfolios in the Columbia Funds Family, including the Money Market Funds described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities and money market instruments. The Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions.

Columbia Management currently has approximately $312 billion in assets under management, which consists of assets under the discretionary management of both the Adviser and Columbia Wanger Asset Management, L.P.

Columbia Funds pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with the Adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

The Adviser has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2007. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that the Adviser will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees the Adviser can receive, along with the actual advisory fees the Adviser and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  COLUMBIA CASH RESERVES                                      0.15%        0.12%



  COLUMBIA MONEY MARKET RESERVES                              0.15%        0.12%



  COLUMBIA TREASURY RESERVES                                  0.15%        0.12%



  COLUMBIA GOVERNMENT RESERVES                                0.15%        0.12%



  COLUMBIA MUNICIPAL RESERVES                                 0.15%        0.12%



  COLUMBIA TAX-EXEMPT RESERVES                                0.15%        0.12%



  COLUMBIA CALIFORNIA TAX-EXEMPT RESERVES                     0.15%        0.12%



  COLUMBIA NEW YORK TAX-EXEMPT RESERVES                       0.15%        0.15%

INVESTMENT SUB-ADVISER

Columbia Funds and the Adviser may engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and the Funds have applied for relief from the SEC to permit the Funds to act on many of the Adviser's recommendations with approval only by the Board and not by Fund shareholders. The Adviser or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

A discussion regarding the basis for the Board of Trustees approving the investment sub-advisory agreement with each sub-adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02111-2621

--------------------------------------------------------------------------------

OTHER SERVICE PROVIDERS

The Funds are distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer and an indirect, wholly-owned subsidiary of Bank of America Corporation.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------


Columbia Management Advisors, LLC is the administrator of the Funds (Administrator), and is responsible for overseeing the administrative operations of the Funds. The Funds pay the Administrator a fee of 0.10% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly. The Funds also pay shareholder administration fees to the Administrator, its affiliates and/or other financial institutions and intermediaries for providing services to investors.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc. is the transfer agent for the Funds' shares (Transfer Agent), and is an indirect, wholly-owned subsidiary of Bank of America Corporation. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares

(DOLLAR SIGN GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------

This prospectus offers Institutional Class Shares of the Funds. Here are some general rules about this class of shares:

  - Institutional Class Shares are available on a direct basis or through certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they may provide automated cash management or other similar services (Cash Management Services). This share class may be used in connection with specific Cash Management Services programs, including programs designed for certain sweep account customers of Bank of America. This class of shares may be offered by:

    - Bank of America and certain of its affiliates

    - certain other financial institutions and intermediaries, including financial planners and investment advisers.

  - The minimum initial investment is $750,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Institutional Class Shares.

  - There is no minimum amount for additional investments.

  - There are no sales charges for buying, selling or exchanging these shares.

  - Please contact your investment professional for more information about the availability of this share class.

You'll find more information about buying, selling and exchanging Institutional Class Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related services and programs.

Investors that purchase shares through financial institutions in connection with Cash Management Services programs may incur account-level fees in addition to the fees disclosed in this prospectus. These investors should review their Cash Management Services program disclosure documents for information regarding additional fees.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. If you have questions about buying, selling or exchanging, or you need help placing an order, please call us at 1.800.353.0828 if you're an institutional investor. You can also contact your investment professional.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

Frequent purchases and sales of Fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the Fund) and disrupting portfolio management strategies. However, money market funds are designed to offer investors a liquid cash option that they may purchase and sell as often as they wish. Accordingly, Columbia Funds' Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares and the Fund accommodates frequent trading.

Except as expressly described in this prospectus (such as minimum purchase amounts), the Fund has no limits on purchase or exchange transactions. The Fund reserves the right, but has no obligation, to reject any purchase or exchange transaction at any time. In addition, Columbia Funds reserves the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE MONEY MARKET FUNDS RESERVE THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

IN ADDITION TO WEEKENDS, EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  - 9:45 a.m., 11:00 a.m., 2:30 p.m. and 5:00 p.m. Eastern time each business day for each share class of Columbia Cash Reserves, Columbia Money Market Reserves and Columbia Treasury Reserves

  - 9:45 a.m., 11:00 a.m. and 2:30 p.m. Eastern time each business day for each share class of Columbia Government Reserves

  - 12:00 noon Eastern time each business day for each share class of Columbia Municipal Reserves and Columbia Tax-Exempt Reserves

  - 11:30 a.m. Eastern time each business day for each share class of Columbia California Tax-Exempt Reserves and Columbia New York Tax-Exempt Reserves

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN A FUND

The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders to buy, sell or exchange shares may be delivered to the Transfer Agent by phone, in writing, or through the internet. For more information on account and trading restrictions and special sign-up procedures for internet transactions, please call us at 1.800.353.0828 for institutional investors or 1.800.345.6611 for individual investors. The Transfer Agent has procedures in place to authenticate electronic instructions. You will be asked to accept the terms of an online agreement(s) and utilize a password for internet services. Orders received in good order by the Fund, Distributor, Transfer Agent or their agents by the following times on a business day (unless the Fund closes early) will be processed as follows:

  - If your order for Columbia Cash Reserves, Columbia Money Market Reserves or Columbia Treasury Reserves is received in good form by the Transfer Agent by 5:00 p.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you'll receive that day's dividends).

  - If your order for Columbia Government Reserves is received in good form by the Transfer Agent by 2:30 p.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you'll receive that day's dividends).

  - If your order for Columbia Municipal Reserves or Columbia Tax-Exempt Reserves is received in good form by the Transfer Agent by 12:00 noon Eastern time, you will receive that day's net asset value per share (and in the case of purchases you'll receive that day's dividends).

  - If your order for Columbia California Tax-Exempt Reserves or Columbia New York Tax-Exempt Reserves is received in good form by the Transfer Agent by 11:30 a.m. Eastern time, you will receive that day's net asset value per share (and in the case of purchases you'll receive that day's dividends).

Investors are encouraged to place orders to sell as early in the day as possible. The business day that applies to an order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. We will not be liable for following telephone instructions that we reasonably believe are genuine.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------


(PLUS DOLLAR SIGN  BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Institutional Class Shares at net asset value per share.

        - For purchases via Fedwire, we must receive payment by the close of the Federal Reserve wire transfer system (typically 6 p.m. Eastern time) on the business day the Fund, Distributor, Transfer Agent or their agents receive the order (unless the Fund closes early).

          If we receive payment after this time, we'll cancel the order. We'll return any payment received for orders that we cancel. We can change this time under certain circumstances, for example, when there's more wiring activity than normal.

        - If we do not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal fund rate. We have the right to redeem all or part of your holding of shares in any Fund in order to meet these costs.

        - Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We don't issue certificates.

        - You may purchase shares of a Fund by electronically transferring money from your bank account to your Fund account by calling 1.800.422.3737. An electronic fund's transfer may take up to two business days to settle and be considered in "good form." You must set up this feature prior to your request.

--------------------------------------------------------------------------------

"GOOD FORM" MEANS THAT THE MONEY USED TO PURCHASE YOUR SHARES IS FULLY COLLECTED. WHEN SELLING SHARES BY LETTER OF INSTRUCTION, "GOOD FORM" ALSO MEANS
(I) YOUR LETTER HAS COMPLETE INSTRUCTIONS, THE PROPER SIGNATURES AND MEDALLION SIGNATURE GUARANTEES IF NECESSARY AND (II) ANY OTHER REQUIRED DOCUMENTS ARE ATTACHED. SIGNATURES MUST BE GUARANTEED BY EITHER A BANK, A MEMBER FIRM OF A NATIONAL STOCK EXCHANGE OR ANOTHER ELIGIBLE GUARANTOR THAT PARTICIPATES IN THE MEDALLION SIGNATURE GUARANTEE PROGRAM FOR REDEMPTIONS OVER $100,000, ALTERNATE PAYEE OR MAILING INSTRUCTIONS. FOR ADDITIONAL DOCUMENTS REQUIRED FOR SALES BY CORPORATIONS, AGENTS, FIDUCIARIES, SURVIVING JOINT OWNERS AND OTHER LEGAL ENTITIES PLEASE CALL 1.800.353.0828. NO INTEREST WILL BE PAID ON UNCASHED REDEMPTION CHECKS.




 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------



(MINUS DOLLAR SIGN GRAPHIC)              SELLING SHARES

      Here are some general rules for selling shares:

        - For redemptions via Fedwire, we normally send the sale proceeds by Fedwire as soon as practicable following the net value determination time applicable to your order. For more information please refer to HOW ORDERS ARE PROCESSED or contact the Transfer Agent.

        - You can sell up to an aggregate of $100,000 of shares by check via the telephone or through the internet to the address of record or via ACH to your bank in a 30-day period if you qualify for telephone orders.

        - If you paid for your shares by check, we'll hold the sale proceeds when you sell those shares for at least 10 days after the trade date of the purchase.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - You may sell shares of a Fund and request that the proceeds be electronically transferred to you bank account. Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your request.

        - Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares (except shares of Columbia Treasury Reserves).

        - We can delay payment of the sale proceeds of Columbia Cash Reserves, Columbia Money Market Reserves, Columbia Treasury Reserves or Columbia Government Reserves for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

        - We can delay payment of the sale proceeds of Columbia Municipal Reserves, Columbia Tax-Exempt Reserves, Columbia California Tax-Exempt Reserves or Columbia New York Tax-Exempt Reserves for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), or your account may be subject to an annual fee of $10. The Transfer Agent will send you written notification of such action and provide details on how you can add money to your account to avoid this penalty.

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you.

        - under certain other circumstances allowed under the 1940 Act.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.
--------------------------------------------------------------------------------



(ARROWS GRAPHIC)   EXCHANGING SHARES

      You can generally sell shares of a Fund to buy shares of another Fund distributed by the Distributor. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - You can generally exchange Institutional Class Shares of a Fund for Institutional Class Shares of any other Fund distributed by the Distributor. Some exceptions apply.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - We may limit the number of exchanges you can make within a specified period of time.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until the Transfer Agent has received the certificate and deposited the shares to your account.

Shareholder administration fees and financial intermediary payments (PERCENT GRAPHIC)

--------------------------------------------------------------------------------

FINANCIAL INSTITUTIONS AND INTERMEDIARIES MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.
--------------------------------------------------------------------------------


SHAREHOLDER ADMINISTRATION FEES

The Adviser, its affiliates and/or other financial institutions and intermediaries may receive a maximum annual shareholder administration fee of 0.04% of the average daily net assets of Institutional Class Shares of the Funds under a shareholder administration plan.

Fees are calculated daily and paid monthly. Because these fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment, and may cost you more than any sales charges you may pay.

The Funds pay these fees to eligible financial institutions and intermediaries for as long as the plan continues. We may reduce or discontinue payments at any time.

OTHER COMPENSATION--FINANCIAL INTERMEDIARY PAYMENTS

In addition, the Distributor or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor or one of its affiliates. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by the Distributor attributable to that financial intermediary, gross sales of the mutual funds distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the support payments to any one financial intermediary are generally expected to be between 0.02% and 0.10% (between 0.03% and 0.12% in the case of the Columbia Money Market Funds) on an annual basis for payments based on average net assets of the Funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds (other than the Columbia Money Market Funds) attributable to the financial intermediary. The Distributor or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in the Fund.

Payments may also be made to certain financial intermediaries, including other Bank of America affiliates, that provide investor services to retirement plans and other investment programs to compensate financial intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.30% of the total Fund assets in the program on an annual basis. The Board has authorized the Funds to reimburse the Transfer Agent for amounts paid to financial intermediaries that maintain assets in omnibus accounts, subject to an annual cap of 0.11% of net assets maintained in such accounts. The amounts in excess of that reimbursed by a Fund will be borne by the Distributor or its affiliates.

The Distributor or its affiliates may make other payments or allow promotional incentives to financial intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

Amounts paid by the Distributor or its affiliates are paid out of the Distributor's or its affiliates' own revenue and do not increase the amount paid by you or your Fund. You can find further details about the payments made by the Distributor or its affiliates and the services provided by financial intermediaries as well as a list of the financial intermediaries to which the Distributor or its affiliates has agreed to make marketing support payments in the SAI, which can be obtained at www.columbiafunds.com or by calling
1.800.345.6611. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from the Distributor and its affiliates and any services it provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular Fund or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.

Distributions and taxes
(TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU
REINVEST YOUR DISTRIBUTIONS.
--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, the gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain, if any, to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares and is called a distribution.

Although the Funds do not expect to realize any capital gain, any capital gain realized by a Fund will be distributed at least once a year. The Funds declare distributions of net investment income each business day, and pay them on the first business day of each month. Normally, each Fund will declare and pay distributions of net investment income as indicated above. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily distribution Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Funds) or trade date (all other Funds), and realized net capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts because each class has different expenses.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at
1.800.353.0828 if you're an institutional investor. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the same Fund.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Fund's ordinary income and any net realized short-term capital gain, if any, generally are taxable to you as ordinary income. Although the Funds do not expect to realize significant capital gain, any distributions of net realized long-term capital gain, if any, generally are taxable to you as long-term capital gain.

In general, corporate shareholders will not be able to deduct any distributions when determining their taxable income. Fund distributions also will not qualify for reductions in federal income taxation of dividends payable to individuals from certain domestic and foreign corporations.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. State and local taxes may also apply to distributions.

COLUMBIA MUNICIPAL RESERVES, COLUMBIA TAX-EXEMPT RESERVES, COLUMBIA CALIFORNIA TAX-EXEMPT RESERVES, COLUMBIA NEW YORK TAX-EXEMPT RESERVES

In general, you will not be subject to federal income tax on distributions from Columbia Municipal Reserves, Columbia Tax-Exempt Reserves, Columbia California Tax-Exempt Reserves and Columbia New York Tax-Exempt Reserves of their net tax-exempt interest income. Distributions from Columbia California Tax-Exempt Reserves of its net interest income from California municipal securities will not be subject to California state individual income tax. Distributions from Columbia New York Tax-Exempt Reserves of its net interest income from New York municipal securities will not be subject to New York State and New York City individual income tax. Distributions from these Funds, however, may be subject to state, local and other taxes, including corporate taxes.

A portion of the distributions from Columbia Municipal Reserves, Columbia California Tax-Exempt Reserves and Columbia New York Tax-Exempt Reserves may also be subject to alternative minimum taxes.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is exempt from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult your tax adviser about your specific tax situation.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied as a credit against your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

Legal matters

On February 9, 2005, the Adviser and Distributor entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, the Adviser and Distributor have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. The Adviser and Distributor are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Columbia Funds Series Trust (formerly known as Nations Funds Trust), its Board of Trustees, Bank of America Corporation and certain of its affiliates, including the Adviser and Distributor (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and other cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Funds Series Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds Series Trust against BAC and others that asserts claims under the federal securities laws and state common law. Columbia Funds Series Trust is a nominal defendant in this action.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of these actions. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Columbia Funds shareholders and/or the Columbia Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for preliminary approval.

Separately, several putative class actions have been filed against Columbia Funds Series Trust, Bank of America Corporation and certain of its affiliates, and others, in various federal courts relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. (George Siepel, et al. v. Bank of America, Columbia Funds Series Trust, et al., instituted December 28, 2005, U.S. District Court, E.D. Mo.; Luleff v. Bank of America, Columbia Funds Series Trust, William Carmichael, et al., instituted February 22, 2006, U.S. District Court, S.D. NY.) The suits allege various claims including state law claims for breach of fiduciary duty, breach of contract, unjust enrichment and violations of federal securities laws and seek damages and other remedies.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights tables are designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the Funds' financial statements, is included in the Funds' annual report. The independent registered public accounting firm's report and the Funds' financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

COLUMBIA CASH RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
  INSTITUTIONAL CLASS SHARES                   03/31/06            03/31/05            03/31/04            03/31/03
  Net asset value, beginning of year            $1.00               $1.00               $1.00               $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0352              0.0154              0.0096              0.0158
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0352)            (0.0154)            (0.0096)            (0.0158)
  Net asset value, end of year                  $1.00               $1.00               $1.00               $1.00
  TOTAL RETURN++                                3.58%               1.55%               0.97%               1.59%
  ======================================================================================================================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $5,988,544          $4,869,930          $5,350,799          $4,541,350
  Ratio of operating expenses to average
    net assets(a)                               0.24%               0.24%              0.24%(c)            0.24%(b)
  Ratio of net investment income/(loss)
    to average net assets                       3.55%               1.52%               0.97%               1.58%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                   0.31%               0.31%               0.30%               0.30%

                                               YEAR ENDED
  INSTITUTIONAL CLASS SHARES                    03/31/02
  Net asset value, beginning of year             $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0316
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0316)
  Net asset value, end of year                   $1.00
  TOTAL RETURN++                                 3.21%
  =======================================================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $3,257,737
  Ratio of operating expenses to average
    net assets(a)                               0.24%(b)
  Ratio of net investment income/(loss)
    to average net assets                        2.88%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.31%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The reimbursement from the Fund's investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

COLUMBIA MONEY MARKET RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
  INSTITUTIONAL CLASS SHARES                   03/31/06            03/31/05            03/31/04            03/31/03
  Net asset value, beginning of year            $1.00               $1.00               $1.00               $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0353              0.0153              0.0094              0.0151
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0353)            (0.0153)            (0.0094)            (0.0151)
  Net asset value, end of year                  $1.00               $1.00               $1.00               $1.00
  TOTAL RETURN++                                3.59%               1.54%               0.94%               1.52%
  ======================================================================================================================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $2,361,622          $1,915,745           $937,474            $721,023
  Ratio of operating expenses to average
    net assets(a)                               0.24%               0.24%               0.24%              0.24%(b)
  Ratio of net investment income/(loss)
    to average net assets                       3.59%               1.59%               0.94%               1.50%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                   0.30%               0.31%               0.30%               0.30%

                                               YEAR ENDED
  INSTITUTIONAL CLASS SHARES                    03/31/02
  Net asset value, beginning of year             $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0307
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0307)
  Net asset value, end of year                   $1.00
  TOTAL RETURN++                                 3.12%
  =======================================================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $535,650
  Ratio of operating expenses to average
    net assets(a)                                0.24%
  Ratio of net investment income/(loss)
    to average net assets                        2.81%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.32%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA TREASURY RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
  INSTITUTIONAL CLASS SHARES                   03/31/06            03/31/05            03/31/04            03/31/03
  Net asset value, beginning of year            $1.00               $1.00               $1.00               $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0341              0.0140              0.0089              0.0146
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0341)            (0.0140)            (0.0089)            (0.0146)
  Net asset value, end of year                  $1.00               $1.00               $1.00               $1.00
  TOTAL RETURN++                                3.46%               1.41%               0.90%               1.47%
  ======================================================================================================================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $1,036,381           $439,022            $498,188            $538,719
  Ratio of operating expenses to average
    net assets(a)                               0.24%               0.24%               0.24%               0.24%
  Ratio of net investment income/(loss)
    to average net assets                       3.51%               1.42%               0.90%               1.48%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                   0.30%               0.31%               0.30%               0.30%

                                               YEAR ENDED
  INSTITUTIONAL CLASS SHARES                    03/31/02
  Net asset value, beginning of year             $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0298
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0298)
  Net asset value, end of year                   $1.00
  TOTAL RETURN++                                 3.02%
  =======================================================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $383,265
  Ratio of operating expenses to average
    net assets(a)                                0.24%
  Ratio of net investment income/(loss)
    to average net assets                        2.77%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.31%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

COLUMBIA GOVERNMENT RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
  INSTITUTIONAL CLASS SHARES                   03/31/06            03/31/05            03/31/04            03/31/03
  Net asset value, beginning of year            $1.00               $1.00               $1.00               $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0344              0.0148              0.0091              0.0147
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0344)            (0.0148)            (0.0091)            (0.0147)
  Net asset value, end of year                  $1.00               $1.00               $1.00               $1.00
  TOTAL RETURN++                                3.49%               1.49%               0.92%               1.48%
  ======================================================================================================================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $186,164            $186,374            $438,059            $81,814
  Ratio of operating expenses to average
    net assets(a)                               0.24%               0.24%               0.24%               0.24%
  Ratio of net investment income/(loss)
    to average net assets                       3.56%               1.45%               0.92%               1.44%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                   0.31%               0.31%               0.30%               0.31%

                                               YEAR ENDED
  INSTITUTIONAL CLASS SHARES                    03/31/02
  Net asset value, beginning of year             $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0299
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0299)
  Net asset value, end of year                   $1.00
  TOTAL RETURN++                                 3.03%
  =======================================================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $86,551
  Ratio of operating expenses to average
    net assets(a)                                0.24%
  Ratio of net investment income/(loss)
    to average net assets                        2.66%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.32%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

COLUMBIA MUNICIPAL RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
  INSTITUTIONAL CLASS SHARES                   03/31/06            03/31/05            03/31/04            03/31/03
  Net asset value, beginning of year            $1.00               $1.00               $1.00               $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0252              0.0124              0.0085              0.0123
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0252)            (0.0124)            (0.0085)            (0.0123)
  Net asset value, end of year                  $1.00               $1.00               $1.00               $1.00
  TOTAL RETURN++                                2.55%               1.24%               0.86%               1.24%
  ======================================================================================================================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $578,505            $871,984            $479,770            $204,206
  Ratio of operating expenses to average
    net assets                                 0.24%(a)             0.24%               0.24%               0.24%
  Ratio of net investment income/(loss)
    to average net assets                       2.49%               1.33%               0.84%               1.19%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.30%(a)             0.32%               0.31%               0.32%

                                               YEAR ENDED
  INSTITUTIONAL CLASS SHARES                    03/31/02
  Net asset value, beginning of year             $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0163
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0163)
  Net asset value, end of year                   $1.00
  TOTAL RETURN++                                 1.64%
  =======================================================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $85,432
  Ratio of operating expenses to average
    net assets                                   0.24%
  Ratio of net investment income/(loss)
    to average net assets                        1.99%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.34%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

COLUMBIA TAX-EXEMPT RESERVES
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED              YEAR ENDED              YEAR ENDED
  INSTITUTIONAL CLASS SHARES                     03/31/06                03/31/05                03/31/04
  Net asset value, beginning of period            $1.00                   $1.00                   $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.0247                  0.0121                  0.0082
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.0247)                (0.0121)                (0.0082)
  Net asset value, end of period                  $1.00                   $1.00                   $1.00
  TOTAL RETURN+++                                 2.50%                   1.22%                   0.82%
  ==============================================================================================================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $123,606                $89,811                 $68,512
  Ratio of operating expenses to average
    net assets                                   0.24%(a)                 0.24%                   0.24%
  Ratio of net investment income/(loss)
    to average net assets                         2.44%                   1.23%                   0.80%
  Ratio of expenses to average net assets
    without waivers and/or expense
    reimbursements                               0.31%(a)                 0.32%                   0.31%

                                                PERIOD ENDED
  INSTITUTIONAL CLASS SHARES                     03/31/03*
  Net asset value, beginning of period             $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     0.0090
  LESS DISTRIBUTIONS:
  Dividends from net investment income            (0.0090)
  Net asset value, end of period                   $1.00
  TOTAL RETURN+++                                 0.91%++
  ==========================================================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $23,348
  Ratio of operating expenses to average
    net assets                                     0.24%+
  Ratio of net investment income/(loss)
    to average net assets                          1.09%+
  Ratio of expenses to average net assets
    without waivers and/or expense
    reimbursements                                 0.32%+

* Columbia Tax-Exempt Reserves Institutional Class Shares commenced operations on June 18, 2002.
+ Annualized.
++ Not annualized.
+++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

COLUMBIA CALIFORNIA TAX-EXEMPT
RESERVES
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INSTITUTIONAL CLASS SHARES                   03/31/06             03/31/05             03/31/04             03/31/03
  Net asset value, beginning of year             $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0246               0.0119               0.0079               0.0106
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0246)             (0.0119)             (0.0079)             (0.0106)
  Net asset value, end of year                   $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 2.49%                1.20%                0.80%                1.08%
  ==========================================================================================================================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $660,513              $83,596             $126,531              $1,537
  Ratio of operating expenses to average
    net assets                                 0.24%(a)               0.24%                0.24%                0.24%
  Ratio of net investment income/(loss)
    to average net assets                        2.63%                1.16%                0.79%                1.11%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.30%(a)               0.32%                0.31%                0.31%

                                               YEAR ENDED
  INSTITUTIONAL CLASS SHARES                    03/31/02
  Net asset value, beginning of year              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0061
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0061)
  Net asset value, end of year                    $1.00
  TOTAL RETURN++                                  0.63%
  =======================================================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)               $--
  Ratio of operating expenses to average
    net assets                                    0.24%
  Ratio of net investment income/(loss)
    to average net assets                         1.34%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.32%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

COLUMBIA NEW YORK TAX-EXEMPT
RESERVES
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED          PERIOD ENDED
  INSTITUTIONAL CLASS SHARES                   03/31/06             03/31/05            03/31/04***          12/22/02**
  Net asset value, beginning of period           $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0247               0.0121               0.0050               0.0091
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0247)             (0.0121)             (0.0050)             (0.0091)
  Net asset value, end of period                 $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN+++                                2.49%                2.49%                0.50%                0.91%
  ==========================================================================================================================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $208,614              $74,101              $48,222                $--
  Ratio of operating expenses to average
    net assets                                 0.24%(a)              0.24%++               0.24%               0.17%+
  Ratio of net investment income/(loss)
    to average net assets                        2.53%               1.30%++               0.89%               1.23%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.38%(a)              0.57%++               0.53%               0.82%+

                                              PERIOD ENDED
  INSTITUTIONAL CLASS SHARES                    3/31/02*
  Net asset value, beginning of period            $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0013
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0013)
  Net asset value, end of period                  $1.00
  TOTAL RETURN+++                                1.16%++
  ========================================================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)             $1
  Ratio of operating expenses to average
    net assets                                   0.24%+
  Ratio of net investment income/(loss)
    to average net assets                        0.99%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       4.55%+

* Columbia New York Tax-Exempt Reserves Institutional Class Shares commenced on February 15, 2002.
** Columbia New York Tax-Exempt Reserves Institutional Class Shares were fully redeemed on December 22, 2002.
*** Columbia New York Tax-Exempt Reserves Institutional Class Shares recommenced operations on August 25, 2003.
+ Annualized.
++ Not annualized.
+++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

Hypothetical investment and expense information

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Funds, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in each class of the Funds assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the Funds, which are the same as those stated in the Annual Fund Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables shown below reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charges, if any, which may be payable on redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

COLUMBIA CASH RESERVES -- INSTITUTIONAL CLASS SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%                0.24%              4.76%             $10,476.00       $24.57
       2           10.25%                0.31%              9.67%             $10.967.32       $33.24
       3           15.76%                0.31%             14.82%             $11,481.69       $34.80
       4           21.55%                0.31%             20.20%             $12,020.18       $36.43
       5           27.63%                0.31%             25.84%             $12,583.93       $38.14
       6           34.01%                0.31%             31.74%             $13,174.12       $39.92
       7           40.71%                0.31%             37.92%             $13,791.98       $41.80
       8           47.75%                0.31%             44.39%             $14,438.83       $43.76
       9           55.13%                0.31%             51.16%             $15,116.01       $45.81
      10           62.89%                0.31%             58.25%             $15,824.95       $47.96
  TOTAL GAIN AFTER FEES & EXPENSES                                             $5,824.95
  TOTAL ANNUAL FEES & EXPENSES PAID                                                           $386.42

COLUMBIA MONEY MARKET RESERVES -- INSTITUTIONAL CLASS SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%                0.24%              4.76%             $10,476.00       $24.57
       2           10.25%                0.30%              9.68%             $10,968.37       $32.17
       3           15.76%                0.30%             14.84%             $11,483.89       $33.68
       4           21.55%                0.30%             20.24%             $12,023.63       $35.26
       5           27.63%                0.30%             25.89%             $12,588.74       $36.92
       6           34.01%                0.30%             31.80%             $13,180.41       $38.65
       7           40.71%                0.30%             38.00%             $13,799.89       $40.47
       8           47.75%                0.30%             44.48%             $14,448.48       $42.37
       9           55.13%                0.30%             51.28%             $15,127.56       $44.36
      10           62.89%                0.30%             58.39%             $15,838.56       $46.45
  TOTAL GAIN AFTER FEES & EXPENSES                                             $5,838.56
  TOTAL ANNUAL FEES & EXPENSES PAID                                                           $374.91

COLUMBIA TREASURY RESERVES -- INSTITUTIONAL SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%                0.24%              4.76%             $10,476.00       $24.57
       2           10.25%                0.30%              9.68%             $10,968.37       $32.17
       3           15.76%                0.30%             14.84%             $11,483.89       $33.68
       4           21.55%                0.30%             20.24%             $12,023.63       $35.26
       5           27.63%                0.30%             25.89%             $12,588.74       $36.92
       6           34.01%                0.30%             31.80%             $13,180.41       $38.65
       7           40.71%                0.30%             38.00%             $13,799.89       $40.47
       8           47.75%                0.30%             44.48%             $14,448.48       $42.37
       9           55.13%                0.30%             51.28%             $15,127.56       $44.36
      10           62.89%                0.30%             58.39%             $15,838.56       $46.45
  TOTAL GAIN AFTER FEES & EXPENSES                                             $5,838.56
  TOTAL ANNUAL FEES & EXPENSES PAID                                                           $374.91

COLUMBIA GOVERNMENT RESERVES -- INSTITUTIONAL SHARES

       MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                             $10,000.00                              5%
                  CUMULATIVE                          CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
              RETURN BEFORE FEES   ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         & EXPENSES            RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1             5.00%                0.24%              4.76%             $10,476.00       $24.57
       2            10.25%                0.31%              9.67%             $10,967.32       $33.24
       3            15.76%                0.31%             14.82%             $11,481.69       $34.80
       4            21.55%                0.31%             20.20%             $12,020.18       $36.43
       5            27.63%                0.31%             25.84%             $12,583.93       $38.14
       6            34.01%                0.31%             31.74%             $13,174.12       $39.92
       7            40.71%                0.31%             37.92%             $13,791.98       $41.80
       8            47.75%                0.31%             44.39%             $14,438.83       $43.76
       9            55.13%                0.31%             51.16%             $15,116.01       $45.81
      10            62.89%                0.31%             58.25%             $15,824.95       $47.96
  TOTAL GAIN AFTER FEES & EXPENSES                                              $5,824.95
  TOTAL ANNUAL FEES & EXPENSES PAID                                                            $386.42

COLUMBIA MUNICIPAL RESERVES -- INSTITUTIONAL SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              0.24%                4.76%             $10,476.00       $24.57
       2           10.25%              0.30%                9.68%             $10,968.37       $32.17
       3           15.76%              0.30%               14.84%             $11,483.89       $33.68
       4           21.55%              0.30%               20.24%             $12,023.63       $35.26
       5           27.63%              0.30%               25.89%             $12,588.74       $36.92
       6           34.01%              0.30%               31.80%             $13,180.41       $38.65
       7           40.71%              0.30%               38.00%             $13,799.89       $40.47
       8           47.75%              0.30%               44.48%             $14,448.48       $42.37
       9           55.13%              0.30%               51.28%             $15,127.56       $44.36
      10           62.89%              0.30%               58.39%             $15,838.56       $46.45
  TOTAL GAIN AFTER FEES & EXPENSES                                             $5,838.56
  TOTAL ANNUAL FEES & EXPENSES PAID                                                           $374.91

COLUMBIA TAX-EXEMPT RESERVES -- INSTITUTIONAL SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              0.24%                4.76%             $10,476.00       $24.57
       2           10.25%              0.31%                9.67%             $10,967.32       $33.24
       3           15.76%              0.31%               14.82%             $11,481.69       $34.80
       4           21.55%              0.31%               20.20%             $12,020.18       $36.43
       5           27.63%              0.31%               25.84%             $12,583.93       $38.14
       6           34.01%              0.31%               31.74%             $13,174.12       $39.92
       7           40.71%              0.31%               37.92%             $13,791.98       $41.80
       8           47.75%              0.31%               44.39%             $14,438.83       $43.76
       9           55.13%              0.31%               51.16%             $15,116.01       $45.81
      10           62.89%              0.31%               58.25%             $15,824.95       $47.96
  TOTAL GAIN AFTER FEES & EXPENSES                                             $5,824.95
  TOTAL ANNUAL FEES & EXPENSES PAID                                                           $386.42

COLUMBIA CALIFORNIA TAX-EXEMPT RESERVES -- INSTITUTIONAL SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              0.24%                4.76%             $10,476.00       $24.57
       2           10.25%              0.30%                9.68%             $10,968.37       $32.17
       3           15.76%              0.30%               14.84%             $11,483.89       $33.68
       4           21.55%              0.30%               20.24%             $12,023.63       $35.26
       5           27.63%              0.30%               25.89%             $12,588.74       $36.92
       6           34.01%              0.30%               31.80%             $13,180.41       $38.65
       7           40.71%              0.30%               38.00%             $13,799.89       $40.47
       8           47.75%              0.30%               44.48%             $14,448.48       $42.37
       9           55.13%              0.30%               51.28%             $15,127.56       $44.36
      10           62.89%              0.30%               58.39%             $15,838.56       $46.45
  TOTAL GAIN AFTER FEES & EXPENSES                                             $5,838.56
  TOTAL ANNUAL FEES & EXPENSES                                                                $374.91

COLUMBIA NEW YORK TAX-EXEMPT RESERVES -- INSTITUTIONAL SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              0.24%                4.76%             $10,476.00       $24.57
       2           10.25%              0.38%                9.60%             $10,959.99       $40.73
       3           15.76%              0.38%               14.66%             $11,466.34       $42.61
       4           21.55%              0.38%               19.96%             $11,996.09       $44.58
       5           27.63%              0.38%               25.50%             $12,550.31       $46.64
       6           34.01%              0.38%               31.30%             $13,130.13       $48.79
       7           40.71%              0.38%               37.37%             $13,736.74       $51.05
       8           47.75%              0.38%               43.71%             $14,371.38       $53.41
       9           55.13%              0.38%               50.35%             $15,035.34       $55.87
      10           62.89%              0.38%               57.30%             $15,729.97       $58.45
  TOTAL GAIN AFTER FEES & EXPENSES                                             $5,729.97
  TOTAL ANNUAL FEES & EXPENSES PAID                                                           $466.70

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO COLUMBIA FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------


Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of the Fund's assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 under the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

DEBT SECURITY -- when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

EQUITY SECURITY -- an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has received a rating in the highest short-term rating category from two, or in some circumstances one, nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as Standard & Poor's Corporation or Moody's Investors Service, Inc. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board. Please see the SAI for more information about credit ratings.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MONEY MARKET INSTRUMENT -- a high quality, short-term debt security that pays interest based on a fixed, variable or floating rate and is considered to mature in 13 months or less. Money market instruments include, but are not limited to, U.S. Treasury obligations, U.S. government obligations, certificates of deposit and time deposits, bankers' acceptances, commercial paper, corporate bonds, extendible commercial notes, asset backed securities, funding agreements, repurchase agreements and certain municipal securities.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

PARTICIPATION -- a pass-through certificate representing a share in a pool of debt obligations or other instruments.

PASS-THROUGH CERTIFICATE -- securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

PRIVATE ACTIVITY BOND -- a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SPECIAL PURPOSE ISSUER -- an entity organized solely to issue asset-backed securities on a pool of assets it owns.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

COLUMBIA MANAGEMENT.





Where to find more information

You'll find more information about Columbia Money Market Funds in the following documents:



ANNUAL AND SEMI-ANNUAL REPORTS

The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Columbia Funds:

By telephone:
1.800.353.0828

By mail:
COLUMBIA FUNDS
c/o COLUMBIA FUNDS SERVICES
P.O. BOX 8081
BOSTON, MA 02266-8081

On the Internet:
www.columbiafunds.com



Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.



SEC file number: 811-09645                                          AD-AD-0145B
Columbia Funds Series Trust

CSH-36/111276-0606

--------------------------------------------------------------------------------

    COLUMBIA MANAGEMENT--Registered Trademark--












                                  --------------------------------------

                                    Money Market Funds

                                    Prospectus -- Adviser Class Shares

                                    August 1, 2006

                                  --------------------------------------


                                    Columbia Cash Reserves

                                    Columbia Money Market Reserves

                                    Columbia Treasury Reserves

                                    Columbia Government Reserves

                                    Columbia Municipal Reserves

                                    Columbia Tax-Exempt Reserves

                                    Columbia California Tax-Exempt Reserves

                                    Columbia New York Tax-Exempt Reserves








                                    THE SECURITIES AND EXCHANGE COMMISSION (SEC)
                                    HAS NOT APPROVED OR DISAPPROVED THESE
                                    SECURITIES OR DETERMINED IF THIS PROSPECTUS
                                    IS TRUTHFUL OR COMPLETE.

                                    ANY REPRESENTATION TO THE CONTRARY IS A
                                    CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

  NOT FDIC-INSURED

  NOT BANK ISSUED

  NO BANK GUARANTEE

  MAY LOSE VALUE

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE COLUMBIA FUNDS FAMILY (COLUMBIA FUNDS OR COLUMBIA FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 69.

YOUR INVESTMENT IN A FUND IS NOT A BANK DEPOSIT OR OTHER OBLIGATION OF, OR ISSUED OR ENDORSED OR GUARANTEED BY, BANK OF AMERICA, N.A. (BANK OF AMERICA) OR ANY OF ITS AFFILIATES. YOUR INVESTMENT IN A FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUNDS AND MAY BE COMPENSATED OR INCENTED IN CONNECTION WITH THE SALE OF THE FUNDS.

YOUR INVESTMENT IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL INVESTED. YOUR INVESTMENT MAY LOSE MONEY.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about some Columbia Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

This prospectus offers Adviser Class Shares of the Funds. This class of shares is designed primarily for financial institutions and intermediaries for their own accounts, and for certain of their client accounts. Please turn to BUYING, SELLING AND EXCHANGING SHARES for more information about who is eligible to buy this class of shares.

ABOUT THE FUNDS

The Money Market Funds seek to provide income while protecting the principal of your original investment by investing in money market instruments.

Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

ARE THESE FUNDS RIGHT FOR YOU?

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Money Market Funds may be suitable for you if:

  - you're looking for a relatively low risk investment with stability of principal

  - you have short-term income needs

They may not be suitable for you if:

  - you're looking for higher returns and are prepared to assume a higher level of investment risk

  - you're more comfortable with bank deposits that are FDIC-insured

You'll find a discussion of each Fund's investment objective, principal investment strategies and principal risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.353.0828 if you're an institutional investor, or 1.800.345.6611 if you're an individual investor. You can also contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

COLUMBIA MANAGEMENT ADVISORS, LLC (THE ADVISER) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER STARTING ON PAGE 45.

--------------------------------------------------------------------------------


COLUMBIA CASH RESERVES                                           4
------------------------------------------------------------------
COLUMBIA MONEY MARKET RESERVES                                   9
------------------------------------------------------------------
COLUMBIA TREASURY RESERVES                                      14
------------------------------------------------------------------
COLUMBIA GOVERNMENT RESERVES                                    18
------------------------------------------------------------------
COLUMBIA MUNICIPAL RESERVES                                     23
------------------------------------------------------------------
COLUMBIA TAX-EXEMPT RESERVES                                    28
------------------------------------------------------------------
COLUMBIA CALIFORNIA TAX-EXEMPT RESERVES                         33
------------------------------------------------------------------
COLUMBIA NEW YORK TAX-EXEMPT RESERVES                           38
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     43
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       45

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                         47
     How orders are processed                                   49
  How selling and servicing agents are paid                     53
  Distributions and taxes                                       55
  Legal matters                                                 58
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            59
------------------------------------------------------------------
HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION                 64
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   69
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

COLUMBIA CASH RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 45.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.


(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - bank obligations, including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches,

  - commercial paper,

  - corporate bonds,

  - extendible commercial notes,

  - asset-backed securities,

  - funding agreements,

  - municipal securities,

  - repurchase agreements and

  - other high quality short-term obligations.

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the portfolio management team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPHIC)     PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
                   Columbia Cash Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - INTEREST RATE RISK -- The yield paid by the Fund will vary with changes in short-term interest rates.

      - CREDIT RISK -- Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. With respect to municipal securities, the ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid.

      - U.S. GOVERNMENT OBLIGATIONS -- Obligations of U.S. government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government would provide financial support to any of these entities if it is not obligated to do so by law.

      - REPURCHASE AGREEMENTS -- Repurchase agreements, while backed by collateral, carry some risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.

      - FOREIGN INVESTMENTS -- Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, potentially high or confiscatory levels of taxation, incomplete financial information about the issuers of securities, and political or economic instability. Foreign securities may be more volatile and less liquid than U.S. securities.

      - SHARE PRICE -- There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.

      - SELECTION OF INVESTMENTS -- The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Adviser Class Shares has varied from year to year.

               1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               5.19%    5.36%    5.32%    4.96%    6.21%    3.96%    1.56%    0.84%    1.00%    2.84%



              *Year-to-date return as of June 30, 2006: 2.16%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:                     1.59%
         WORST: 2ND QUARTER 2004:                    0.17%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                       1 YEAR   5 YEARS   10 YEARS
         ADVISER CLASS SHARES                          2.84%     2.03%     3.70%

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Adviser Class Shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                            Adviser Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.25%



         Shareholder servicing fees                                      0.25%



                                                                         0.02%
         Other expenses                                                   --------



         Total annual Fund operating expenses                            0.52%



                                                                        (0.07)%
         Fee waivers and/or reimbursements                                --------



                                                                         0.45%
         Total net expenses(3)                                            ========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Adviser Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         ADVISER CLASS SHARES                    $46      $160      $284       $646

COLUMBIA MONEY MARKET RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 45.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.


(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - bank obligations, including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches,

  - commercial paper,

  - corporate bonds,

  - extendible commercial notes,

  - asset-backed securities,

  - funding agreements,

  - municipal securities,

  - repurchase agreements and

  - other high quality short-term obligations.

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the portfolio management team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPHIC)     PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
                   Columbia Money Market Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - INTEREST RATE RISK -- The yield paid by the Fund will vary with changes in short-term interest rates.

      - CREDIT RISK -- Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. With respect to municipal securities, the ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid.

      - U.S. GOVERNMENT OBLIGATIONS -- Obligations of U.S. government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government would provide financial support to any of these entities if it is not obligated to do so by law.

      - REPURCHASE AGREEMENTS -- Repurchase agreements, while backed by collateral, carry some risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.

      - FOREIGN INVESTMENTS -- Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, potentially high or confiscatory levels of taxation, incomplete financial information about the issuers of securities, and political or economic instability. Foreign securities may be more volatile and less liquid than U.S. securities.

      - SHARE PRICE -- There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.

      - SELECTION OF INVESTMENTS -- The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Adviser Class Shares has varied from year to year.

               1999     2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----     ----
              4.95%**   6.20%    3.89%    1.48%    0.80%    0.99%    2.85%



              *Year-to-date return as of June 30, 2006: 2.16%



              **The return disclosed has been revised from the 5.35% return disclosed in prior years'
                prospectuses.

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 3RD QUARTER 2000:          1.59%
         WORST: 2ND QUARTER 2004:         0.17%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         ADVISER CLASS SHARES                              2.35%     1.99%     3.14%

      *THE INCEPTION DATE OF ADVISER CLASS SHARES IS JULY 2, 1998.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Adviser Class Shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

                              SHAREHOLDER FEES                       Adviser Class
                 (Fees paid directly from your investment)              Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.25%



         Shareholder servicing fees                                      0.25%



                                                                         0.01%
         Other expenses                                                   --------



         Total annual Fund operating expenses                            0.51%



                                                                        (0.06)%
         Fee waivers and/or reimbursements                                --------



                                                                         0.45%
         Total net expenses(3)                                            ========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE
      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Adviser Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         ADVISER CLASS SHARES                    $46      $158      $279       $635

COLUMBIA TREASURY RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 45.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - U.S. Treasury obligations

  - repurchase agreements and reverse repurchase agreements secured by U.S. Treasury obligations and U.S. government obligations

  - obligations whose principal and interest are backed by the U.S. government

The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPHIC)     PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
                   Columbia Treasury Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income and alternative minimum taxes and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

                   YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
                   The bar chart shows you how the performance of the Fund's Adviser Class Shares has varied from year to year.

               1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               5.07%    5.22%    5.12%    4.67%    5.93%    3.72%    1.44%    0.77%    0.90%    2.71%



              *Year-to-date return as of June 30, 2006: 2.10%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:          1.54%
         WORST: 2ND QUARTER 2004:         0.15%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                       1 YEAR   5 YEARS   10 YEARS
         ADVISER CLASS SHARES                          2.71%     1.90%     3.54%

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Adviser Class Shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                            Adviser Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.25%



         Shareholder servicing fees                                      0.25%



                                                                         0.01%
         Other expenses                                                   --------



         Total annual Fund operating expenses                            0.51%



                                                                        (0.06)%
         Fee waivers and/or reimbursements                                --------



                                                                         0.45%
         Total net expenses(3)                                            ========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Adviser Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         ADVISER CLASS SHARES                    $46      $158      $279       $635

COLUMBIA GOVERNMENT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 45.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   This Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   This Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.
                   Under normal circumstances, the Fund will invest at least 80% of its assets in
                   U.S. government obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily U.S. government obligations and U.S. Treasury obligations.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPHIC)     PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
                   Columbia Government Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income and alternative minimum taxes and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Adviser Class Shares has varied from year to year.

               1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               5.06%    5.24%    5.16%    4.77%    6.07%    3.80%    1.41%    0.78%    0.95%    2.76%



              *Year-to-date return as of June 30, 2006: 2.12%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:                1.56%
         WORST: 2ND QUARTER 2004:               0.16%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                         1 YEAR   5 YEARS   10 YEARS
         ADVISER CLASS SHARES                            2.76%     1.93%     3.58%

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT)          WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Adviser Class Shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                            Adviser Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.25%



         Shareholder servicing fees                                      0.25%



                                                                         0.02%
         Other expenses                                                   --------



         Total annual Fund operating expenses                            0.52%



                                                                        (0.07)%
         Fee waivers and/or reimbursements                                --------



                                                                         0.45%
         Total net expenses(3)                                            ========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Adviser Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         ADVISER CLASS SHARES                    $46      $160      $284       $646

COLUMBIA MUNICIPAL RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 45.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may invest all or any portion of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPHIC)     PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
                   Columbia Municipal Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on municipal obligations, which generally are free from federal income tax, but may be subject to the federal alternative minimum tax and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes; however, such opinions are not binding on tax authorities. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Adviser Class Shares has varied from year to year.

               1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               3.18%    3.34%    3.15%    2.90%    3.77%    2.41%    1.11%    0.70%    0.81%    2.02%



              *Year-to-date return as of June 30, 2006: 1.46%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:                     0.99%
         WORST: 3RD QUARTER 2003:                    0.13%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                         1 YEAR   5 YEARS   10 YEARS
         ADVISER CLASS SHARES                            2.02%     1.41%     2.33%

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Adviser Class Shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                            Adviser Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.25%



         Shareholder servicing fees                                      0.25%



         Other expenses                                                  0.01%
                                                                          --------



         Total annual Fund operating expenses                            0.51%



         Fee waivers and/or reimbursements                              (0.06)%
                                                                          --------



         Total net expenses(3)                                           0.45%
                                                                          ========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Adviser Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         ADVISER CLASS SHARES                    $46      $158      $279       $635

COLUMBIA TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 45.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. The Fund normally invests all of its assets in municipal securities which pay interest that is free from federal income and alternative minimum taxes. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPHIC)     PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
                   Columbia Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on municipal obligations, which generally are free from federal income and alternative minimum taxes, but may be subject to state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes; however, such opinions are not binding on tax authorities. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART)        A LOOK AT THE FUND'S PERFORMANCE
                   The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Adviser Class Shares has varied from year to year.

               2003     2004     2005
               ----     ----     ----
               0.66%    0.79%    1.97%



              *Year-to-date return as of June 30, 2006: 1.43%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2005:                   0.62%
         WORST: 1ST QUARTER 2004:                  0.13%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                                              LIFE OF
                                                                     1 YEAR    FUND*
         ADVISER CLASS SHARES                                        1.97%     1.13%

      *THE INCEPTION DATE OF ADVISER CLASS SHARES IS AUGUST 9, 2002.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER THAT FEES YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Adviser Class Shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                            Adviser Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.25%



         Shareholder servicing fees                                      0.25%



                                                                         0.02%
         Other expenses                                                   --------



         Total annual Fund operating expenses                            0.52%



                                                                        (0.07)%
         Fee waivers and/or reimbursements                                --------



                                                                         0.45%
         Total net expenses(3)                                            ========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Adviser Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         ADVISER CLASS SHARES                    $46      $160      $284       $646

COLUMBIA CALIFORNIA TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 45.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from California state individual income tax and federal income taxes.


(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in municipal securities that pay interest exempt from federal income tax and California state individual income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPHIC)     PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
                   Columbia California Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from individual income tax in one state. The value of the Fund and the amount of interest it pays could be affected by the financial conditions of the state, and its local governments and public authorities. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on California municipal obligations, which generally are free from federal income tax and California state individual income tax, but may be subject to alternative minimum taxes and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes; however, such opinions are not binding on tax authorities. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by California and its municipalities, is more vulnerable to unfavorable developments in California than funds that invest in municipal bonds of many different states. Following an economic recession in 2001, the California economy began to improve in 2004 and continued to grow at a solid pace through 2005, resulting in higher-than-anticipated revenue growth. Most of the revenue growth, however, resulted from volatile sources such as business earnings and investment income, which could subside quickly should the California economy experience a more severe slowing than is currently anticipated in 2006 and 2007. In addition, California will likely encounter budget shortfalls following the 2006-07 fiscal year as it faces a number of economic risks and budgetary pressures, including a steeper-than-expected decline in California's real estate market and a sharper-than-expected rise in energy prices. It is unclear how the current economic conditions may affect the Fund. Adverse conditions affecting California generally could have an impact on the State and California municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART)        A LOOK AT THE FUND'S PERFORMANCE
                   The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Adviser Class Shares has varied from year to year.

               1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               2.96%    3.14%    2.82%    2.60%    3.20%    2.07%    1.01%    0.62%    0.77%    1.96%



              *Year-to-date return as of June 30, 2006: 1.42%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:          0.86%
         WORST: 3RD QUARTER 2003:         0.12%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                         1 YEAR   5 YEARS   10 YEARS
         ADVISER CLASS SHARES                            1.96%     1.28%     2.11%

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER THAT FEES YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Adviser Class Shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                            Adviser Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.25%



         Shareholder servicing fees                                      0.25%



                                                                         0.01%
         Other expenses                                                   --------



         Total annual Fund operating expenses                            0.51%



                                                                         0.06%
         Fee waivers and/or reimbursements                                --------



                                                                         0.45%
         Total net expenses(3)                                            ========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Adviser Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         ADVISER CLASS SHARES                    $46      $158      $279       $635

COLUMBIA NEW YORK TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 45.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from New York state individual income tax and federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in municipal securities that pay interest that is free from federal income tax and New York state individual income tax. These securities are issued by or on behalf of the State of New York, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia New York Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from individual income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on New York municipal obligations, which generally are free from federal income tax and New York State and New York City individual income tax, but may be subject to alternative minimum taxes and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be a suitable investment for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes; however, such opinions are not binding on tax authorities. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by New York State, New York City and New York's other municipalities, is more vulnerable to unfavorable developments in New York than funds that invest in municipal bonds of many different states. Although New York's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment and a very small share of the nation's farming and mining activity, adverse conditions affecting any one of these industries could have a negative impact on New York municipal securities. Travel and tourism also constitute an important part of the New York State and City economies. The September 11, 2001 terrorist attack on the World Trade Center in New York City had an adverse effect on all areas of the New York economy. In addition, State costs for employee pensions have increased dramatically, while costs associated with debt services, Medicaid, welfare and other entitlement programs have also risen. However, New York's economy has been growing since September 2003.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

BECAUSE ADVISER CLASS SHARES HAVE NOT BEEN OFFERED FOR A FULL CALENDAR YEAR, THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS. THE TRUST CLASS SHARES HAVE SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES AND DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART)        A LOOK AT THE FUND'S PERFORMANCE
                   The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Trust Class Shares has varied from year to year.

               2003     2004     2005
               ----     ----     ----
               0.84%    0.96%    2.12%



              *Year-to-date return as of June 30, 2006: 1.51%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2005:           0.65%
         WORST: 3RD QUARTER 2003:          0.18%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         TRUST CLASS SHARES                                        2.12%     1.27%




      *THE INCEPTION DATE OF TRUST CLASS SHARES IS FEBRUARY 15, 2002.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Adviser Class Shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                            Adviser Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.25%



         Shareholder servicing fees                                      0.25%



                                                                         0.09%
         Other expenses                                                   --------



         Total annual Fund operating expenses                            0.59%



                                                                        (0.14)%
         Fee waivers and/or reimbursements                                --------



                                                                         0.45%
         Total net expenses(3)                                            ========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------

      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Adviser Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         ADVISER CLASS SHARES                    $46      $175      $315       $725

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Fund's investment objective, principal investment strategies and risks in the descriptions starting on page
4. The following are some other risks and information you should consider before you invest:

      - SPECIAL RULES FOR MONEY MARKET FUNDS -- Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

        - may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

        - must maintain an average dollar-weighted maturity of 90 days or less

          Also, the Funds

        - may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days (except for Columbia California Tax-Exempt Reserves and Columbia New York Tax-Exempt Reserves, which are subject to less restrictive diversification standards)

        - may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier securities (except for Columbia California Tax-Exempt Reserves and Columbia New York Tax-Exempt Reserves, each of which may invest up to 5% of its total assets in second-tier securities)

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. The 80% Policy of certain Funds may be changed without shareholder approval by giving shareholders at least 60 days' notice. The 80% Policy of certain other Funds and other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons may not earn income.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, distribution, administration, shareholder servicing, transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Columbia Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Columbia Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI and on the Columbia Funds' website at www.columbiafunds.com under Fund Portfolio Data. In addition, a complete list of each Fund's portfolio holdings for each calendar month will be available upon request 5 business days following each month-end.

      - INFORMATION FOR FEDERALLY CHARTERED CREDIT UNIONS -- Shares of Columbia Treasury Reserves and Columbia Government Reserves are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration Rules and Regulations and the National Credit Union Administration Letter Number 155.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- Each Fund may incur significant transaction costs that are in addition to the total annual Fund operating expenses disclosed in the fee tables. These transaction costs are made up of all the costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Fund's transaction costs are not.

How the Funds are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER (COLUMBIA MANAGEMENT ADVISORS, LLC) AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 100 mutual fund portfolios in the Columbia Funds Family, including the Money Market Funds described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities and money market instruments. The Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions.

Columbia Management currently has approximately $312 billion in assets under management, which consists of assets under the discretionary management of both the Adviser and Columbia Wanger Asset Management, L.P.

Columbia Funds pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with the Adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

The Adviser has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2007. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that the Adviser will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees the Adviser can receive, along with the actual advisory fees the Adviser and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  COLUMBIA CASH RESERVES                                      0.15%        0.12%



  COLUMBIA MONEY MARKET RESERVES                              0.15%        0.12%



  COLUMBIA TREASURY RESERVES                                  0.15%        0.12%



  COLUMBIA GOVERNMENT RESERVES                                0.15%        0.12%



  COLUMBIA MUNICIPAL RESERVES                                 0.15%        0.12%



  COLUMBIA TAX-EXEMPT RESERVES                                0.15%        0.12%



  COLUMBIA CALIFORNIA TAX-EXEMPT RESERVES                     0.15%        0.12%



  COLUMBIA NEW YORK TAX-EXEMPT RESERVES                       0.15%        0.15%

INVESTMENT SUB-ADVISER

Columbia Funds and the Adviser may engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and the Funds have applied for relief from the SEC to permit the Funds to act on many of the Adviser's recommendations with approval only by the Board and not by Fund shareholders. The Adviser or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

A discussion regarding the basis for the Board of Trustees approving the investment sub-advisory agreement with each sub-adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02111-2621

COLUMBIA MANAGEMENT
ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------


OTHER SERVICE PROVIDERS

The Funds are distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer and an indirect, wholly-owned subsidiary of Bank of America Corporation. The Distributor may pay shareholder servicing fees and/or other compensation to companies for providing services to investors.

Columbia Management Advisers, LLC is the administrator of the Funds (Administrator), and is responsible for overseeing the administrative operations of the Funds. The Funds pay the Administrator a fee of 0.10% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc. is the transfer agent for the Funds' shares (Transfer Agent), and is an indirect, wholly-owned subsidiary of Bank of America Corporation. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares

(DOLLAR SIGN GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


This prospectus offers Adviser Class Shares of the Funds. Here are some general rules about this class of shares:

  - Adviser Class Shares are available on a direct basis or through certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they may provide automated cash management or other similar services (Cash Management Services). This share class may be used in connection with specific Cash Management Services programs, including programs designed for certain sweep account customers of Bank of America. This class of shares may be offered by:

     - Bank of America and certain of its affiliates

     - certain other financial institutions and intermediaries.

  - The minimum initial investment is $100,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Adviser Class Shares.

  - There is no minimum for additional investments.

  - There are no sales charges for buying, selling or exchanging these shares.

  - Please contact your investment professional for more information about the availability of this share class.

You'll find more information about buying, selling and exchanging Adviser Class Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related services and programs.

Investors that purchase shares through financial institutions in connection with Cash Management Services programs may incur account-level fees in addition to the fees disclosed in this prospectus. These investors should review their Cash Management Services program disclosure documents for information regarding additional fees.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. If you have questions about buying, selling or exchanging, or you need help placing an order, please call us at 1.800.353.0828 if you're an institutional investor, or 1.800.345.6611 if you're an individual investor. You can also contact your investment professional.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

Frequent purchases and sales of Fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the Funds) and disrupting portfolio management strategies. However, money market funds are designed to offer investors a liquid cash option that they may purchase and sell as often as they wish. Accordingly, Columbia Funds' Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares and the Funds accommodate frequent trading.

Except as expressly described in this prospectus (such as minimum purchase amounts), the Funds have no limits on purchase or exchange transactions. The Funds reserve the right, but have no obligation, to reject any purchase or exchange transaction at any time. In addition, Columbia Funds reserves the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE MONEY MARKET FUNDS RESERVE THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

IN ADDITION TO WEEKENDS, EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  - 9:45 a.m., 11:00 a.m., 2:30 p.m. and 5:00 p.m. Eastern time each business day for each share class of Columbia Cash Reserves, Columbia Money Market Reserves and Columbia Treasury Reserves

  - 9:45 a.m., 11:00 a.m. and 2:30 p.m. Eastern time each business day for each share class of Columbia Government Reserves

  - 12:00 noon Eastern time each business day for each share class of Columbia Municipal Reserves and Columbia Tax-Exempt Reserves

  - 11:30 a.m. Eastern time each business day for each share class of Columbia California Tax-Exempt Reserves and Columbia New York Tax-Exempt Reserves

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN A FUND

The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders to buy, sell or exchange shares may be delivered to the Transfer Agent by phone, in writing, or through the internet. For more information on account and trading restrictions and special sign-up procedures for internet transactions, please call us at 1.800.353.0828 for institutional investors or 1.800.345.6611 for individual investors. The Transfer Agent has procedures in place to authenticate electronic instructions. You will be asked to accept the terms of an online agreement(s) and utilize a password for internet services. Orders received in good order by the Fund, Distributor, Transfer Agent or their agents by the following times on a business day (unless the Fund closes early) will be processed as follows:

  - If your order for Columbia Cash Reserves, Columbia Money Market Reserves or Columbia Treasury Reserves is received in good form by the Transfer Agent by 5:00 p.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you'll receive that day's dividends).

  - If your order for Columbia Government Reserves is received in good form by the Transfer Agent by 2:30 p.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you'll receive that day's dividends).

  - If your order for Columbia Municipal Reserves or Columbia Tax-Exempt Reserves is received in good form by the Transfer Agent by 12:00 noon Eastern time, you will receive that day's net asset value per share (and in the case of purchases you'll receive that day's dividends).

  - If your order for Columbia California Tax-Exempt Reserves or Columbia New York Tax-Exempt Reserves is received in good form by the Transfer Agent by 11:30 a.m. Eastern time, you will receive that day's net asset value per share (and in the case of purchases you'll receive that day's dividends).

Investors are encouraged to place orders to sell as early in the day as possible. The business day that applies to an order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. We will not be liable for following telephone instructions that we reasonably believe are genuine.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(DOLLAR SIGN       BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Adviser Class Shares at net asset value per share.

        - For purchases via Fedwire, we must receive payment by the close of the Federal Reserve wire transfer system (typically 6 p.m. Eastern time) on the business day the Fund, Distributor, Transfer Agent or their agents receive the order (unless the Fund closes early).

          If we receive payment after this time, we'll cancel the order. We'll return any payment received for orders that we cancel. We can change this time under certain circumstances, for example, when there's more wiring activity than normal.

        - If we do not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal fund rate. We have the right to redeem all or part of your holding of shares in any Fund in order to meet these costs.

        - Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We don't issue certificates.

        - You may purchase shares of a Fund by electronically transferring money from your bank account to your Fund account by calling 1.800.422.3737. An electronic funds transfer may take up to two business days to settle and be considered in "good form." You must set up this feature prior to your request.

--------------------------------------------------------------------------------

"GOOD FORM" MEANS THAT THE MONEY USED TO PURCHASE YOUR SHARES IS FULLY COLLECTED. WHEN SELLING SHARES BY LETTER OF INSTRUCTION, "GOOD FORM" ALSO MEANS
(I) YOUR LETTER HAS COMPLETE INSTRUCTIONS, THE PROPER SIGNATURES AND MEDALLION SIGNATURE GUARANTEES IF NECESSARY AND (II) ANY OTHER REQUIRED DOCUMENTS ARE ATTACHED. SIGNATURES MUST BE GUARANTEED BY EITHER A BANK, A MEMBER FIRM OF A NATIONAL STOCK EXCHANGE OR ANOTHER ELIGIBLE GUARANTOR THAT PARTICIPATES IN THE MEDALLION SIGNATURE GUARANTEE PROGRAM FOR REDEMPTIONS OVER $100,000, ALTERNATE PAYEE OR MAILING INSTRUCTIONS. FOR ADDITIONAL DOCUMENTS REQUIRED FOR SALES BY CORPORATIONS, AGENTS, FIDUCIARIES, SURVIVING JOINT OWNERS AND OTHER LEGAL ENTITIES PLEASE CALL 1.800.353.0828 (INSTITUTIONAL INVESTORS) OR 1.800.345.6611 (INDIVIDUAL INVESTORS). NO INTEREST WILL BE PAID ON UNCASHED REDEMPTION CHECKS.







 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------



(DOLLAR SIGN       SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - For redemptions via Fedwire, we normally send the sale proceeds by Fedwire as soon as practicable following the determination time applicable to your order. For more information please refer to HOW ORDERS ARE PROCESSED or contact the Transfer Agent.

        - You can sell up to an aggregate of $100,000 of shares by check via the telephone or through the internet to the address of record or via ACH to your bank in a 30-day period if you qualify for telephone orders.

        - If you paid for shares by check, we'll hold the sale proceeds when you sell those shares for at least 10 days after the trade date of the purchase.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - If you hold any shares in certificate form, you will not be able to sell those shares until you return the certificates to the Transfer Agent.

        - You may sell shares of a Fund and request that the proceeds be electronically transferred to your bank account. Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your request.

        - Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares (except shares of Columbia Treasury Reserves).

        - We can delay payment of the sale proceeds of Columbia Cash Reserves, Columbia Money Market Reserves, Columbia Treasury Reserves or Columbia Government Reserves for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

        - We can delay payment of the sale proceeds of Columbia Municipal Reserves, Columbia Tax-Exempt Reserves, Columbia California Tax-Exempt Reserves or Columbia New York Tax-Exempt Reserves for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), or your account may be subject to an annual fee of $10. The Transfer Agent will send you written notification of such action and provide details on how you can add money to your account to avoid this penalty.

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you.

        - under certain other circumstances allowed under the 1940 Act.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------



(ARROW GRAPHIC)    EXCHANGING SHARES

      You can generally sell shares of a Fund to buy shares of another Fund distributed by the Distributor. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - You can generally exchange Adviser Class Shares of a Fund for Adviser Class Shares of any other Fund distributed by the Distributor. Some exceptions apply.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - We may limit the number of exchanges you can make within a specified period of time.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until Transfer Agent has received the certificate and deposited the shares to your account.

How selling and servicing agents are paid
(PERCENT GRAPHIC)

--------------------------------------------------------------------------------

THE SERVICING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS SOMETIMES REFERRED TO AS A SELLING AGENT.
--------------------------------------------------------------------------------


Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

SHAREHOLDER SERVICING FEES

Servicing agents are compensated for providing services to investors under a shareholder servicing plan.

Servicing agents may receive a maximum annual shareholder servicing fee of 0.25% of the average daily net assets of Adviser Class Shares of the Funds.

Fees are calculated daily and paid to the Distributor periodically. Because these fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment, and may cost you more than any sales charges you may pay.

The Funds pay these fees to eligible servicing agents for as long as the plan continues. We may reduce or discontinue payments at any time.

OTHER COMPENSATION -- FINANCIAL INTERMEDIARY PAYMENTS

In addition, the Distributor or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor or one of its affiliates. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by the Distributor attributable to that financial intermediary, gross sales of the mutual funds distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the support payments to any one financial intermediary are generally expected to be between 0.02% and 0.10% (between 0.03% and 0.12% in the case of the Columbia Money Market Funds) on an annual basis for payments based on average net assets of the Funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds (other than the Columbia Money Market Funds) attributable to the financial intermediary. The Distributor or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in the Fund.

Payments may also be made to certain financial intermediaries, including other Bank of America affiliates, that provide investor services to retirement plans and other investment programs to compensate financial intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.30% of the total Fund assets in the program on an annual basis. The Board has authorized the Funds to reimburse the Transfer Agent for amounts paid to financial intermediaries that maintain assets in omnibus accounts, subject to an annual cap of 0.11% of net assets maintained in such accounts. The amounts in excess of that reimbursed by a Fund will be borne by the Distributor or its affiliates.

The Distributor or its affiliates may make other payments or allow promotional incentives to financial intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

Amounts paid by the Distributor or its affiliates are paid out of the Distributor's or its affiliates' own revenue and do not increase the amount paid by you or your Fund. You can find further details about the payments made by the Distributor or its affiliates and the services provided by financial intermediaries as well as a list of the financial intermediaries to which the Distributor or its affiliates has agreed to make marketing support payments in the SAI, which can be obtained at www.columbiafunds.com or by calling
1.800.345.6611. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from the Distributor and its affiliates and any services it provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular Fund or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.

Distributions and taxes
(TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------

ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, the gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain, if any, to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares and is called a distribution.

Although the Funds do not expect to realize any capital gain, any capital gain realized by a Fund will be distributed at least once a year. The Funds declare distributions of net investment income each business day, and pay them on the first business day of each month. Normally, each Fund will declare and pay distributions of net investment income as indicated above. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily distribution Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Funds) or trade date (all other Funds), and realized net capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts because each class has different expenses.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at
1.800.353.0828 if you're an institutional investor, or 1.800.345.6611 if you're an individual investor. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the same Fund.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Fund's ordinary income and any net realized short-term capital gain, if any, generally are taxable to you as ordinary income. Although the Funds do not expect to realize significant capital gain, any distributions of net realized long-term capital gain, if any, generally are taxable to you as long-term capital gain.

In general, corporate shareholders will not be able to deduct any distributions when determining their taxable income. Fund distributions also will not qualify for reductions in federal income taxation of dividends payable to individuals from certain domestic and foreign corporations.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. State and local taxes may also apply to distributions.

COLUMBIA MUNICIPAL RESERVES, COLUMBIA TAX-EXEMPT RESERVES,
COLUMBIA CALIFORNIA TAX-EXEMPT RESERVES, COLUMBIA NEW YORK
TAX-EXEMPT RESERVES

In general, you will not be subject to federal income tax on distributions from Columbia Municipal Reserves, Columbia Tax-Exempt Reserves, Columbia California Tax-Exempt Reserves and Columbia New York Tax-Exempt Reserves of their net tax-exempt interest income. Distributions from Columbia California Tax-Exempt Reserves of its net interest income from California municipal securities will not be subject to California state individual income tax. Distributions from Columbia New York Tax-Exempt Reserves of its net interest income from New York municipal securities will not be subject to New York State and New York City individual income tax. Distributions from these Funds, however, may be subject to state, local and other taxes, including corporate taxes.

A portion of the distributions from Columbia Municipal Reserves, Columbia California Tax-Exempt Reserves and Columbia New York Tax-Exempt Reserves may also be subject to alternative minimum taxes.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is exempt from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult your tax adviser about your specific tax situation.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities redemptions and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied as a credit against your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

Legal matters

On February 9, 2005, the Adviser and Distributor entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, the Adviser and Distributor have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. The Adviser and Distributor are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Columbia Funds Series Trust (formerly known as Nations Funds Trust), its Board of Trustees, Bank of America Corporation and certain of its affiliates, including the Adviser and Distributor (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and other cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Funds Series Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds Series Trust against BAC and others that asserts claims under the federal securities laws and state common law. Columbia Funds Series Trust is a nominal defendant in this action.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of these actions. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Columbia Funds shareholders and/or the Columbia Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for preliminary approval.

Separately, several putative class actions have been filed against Columbia Funds Series Trust, Bank of America Corporation and certain of its affiliates, and others, in various federal courts relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. (George Siepel, et al. v. Bank of America, Columbia Funds Series Trust, et al., instituted December 28, 2005, U.S. District Court, E.D. Mo.; Luleff v. Bank of America, Columbia Funds Series Trust, William Carmichael, et al., instituted February 22, 2006, U.S. District Court, S.D. NY.) The suits allege various claims including state law claims for breach of fiduciary duty, breach of contract, unjust enrichment and violations of federal securities laws and seek damages and other remedies.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights tables are designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the Funds' financial statements, is included in the Funds' annual report. The independent registered public accounting firm's report and the Funds' financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

COLUMBIA CASH RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  ADVISER CLASS SHARES                         03/31/06             03/31/05             03/31/04             03/31/03
  Net asset value, beginning of year             $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0331               0.0133               0.0075               0.0136
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0331)             (0.0133)             (0.0075)             (0.0136)
  Net asset value, end of year                   $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 3.36%                1.34%                0.76%                1.37%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $14,216,339          $11,085,234          $12,093,316          $6,834,801
  Ratio of operating expenses to average
    net assets(a)                                0.45%                0.45%              0.45%(c)             0.45%(b)
  Ratio of net investment income/(loss)
    to average net assets                        3.36%                1.33%                0.76%                1.37%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.52%                0.52%                0.51%                0.51%

                                               YEAR ENDED
  ADVISER CLASS SHARES                          03/31/02
  Net asset value, beginning of year              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0295
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0295)
  Net asset value, end of year                    $1.00
  TOTAL RETURN++                                  2.99%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $7,873,470
  Ratio of operating expenses to average
    net assets(a)                               0.45%(b)
  Ratio of net investment income/(loss)
    to average net assets                         2.67%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.52%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The reimbursement from the Fund's investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

COLUMBIA MONEY MARKET RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  ADVISER CLASS SHARES                         03/31/06             03/31/05             03/31/04             03/31/03
  Net asset value, beginning of year             $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0332               0.0132               0.0073               0.0129
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0332)             (0.0132)             (0.0073)             (0.0129)
  Net asset value, end of year                   $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 3.37%                1.32%                0.73%                1.31%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $4,730,117           $1,740,828           $1,791,613            $640,364
  Ratio of operating expenses to average
    net assets(a)                                0.45%                0.45%                0.45%              0.45%(b)
  Ratio of net investment income/(loss)
    to average net assets                        3.47%                1.34%                0.73%                1.29%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.51%                0.52%                0.51%                0.51%

                                               YEAR ENDED
  ADVISER CLASS SHARES                          03/31/02
  Net asset value, beginning of year              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0286
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0286)
  Net asset value, end of year                    $1.00
  TOTAL RETURN++                                  2.90%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $967,747
  Ratio of operating expenses to average
    net assets(a)                                 0.45%
  Ratio of net investment income/(loss)
    to average net assets                         2.60%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.53%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA TREASURY RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  ADVISER CLASS SHARES                         03/31/06             03/31/05             03/31/04             03/31/03
  Net asset value, beginning of year             $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0320               0.0119               0.0068               0.0126
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0320)             (0.0119)             (0.0068)             (0.0126)
  Net asset value, end of year                   $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 3.24%                1.20%                0.68%                1.26%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $7,418,032           $4,608,621           $4,019,140           $2,723,279
  Ratio of operating expenses to average
    net assets(a)                                0.45%                0.45%                0.45%                0.45%
  Ratio of net investment income/(loss)
    to average net assets                        3.30%                1.20%                0.69%                1.27%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.51%                0.52%                0.51%                0.51%

                                               YEAR ENDED
  ADVISER CLASS SHARES                          03/31/02
  Net asset value, beginning of year              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0277
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0277)
  Net asset value, end of year                    $1.00
  TOTAL RETURN++                                  2.80%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $2,568,691
  Ratio of operating expenses to average
    net assets(a)                                 0.45%
  Ratio of net investment income/(loss)
    to average net assets                         2.56%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.52%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

COLUMBIA GOVERNMENT RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  ADVISER CLASS SHARES                         03/31/06             03/31/05             03/31/04             03/31/03
  Net asset value, beginning of year             $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0323               0.0127               0.0070               0.0126
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0323)             (0.0127)             (0.0070)             (0.0126)
  Net asset value, end of year                   $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 3.28%                1.28%                0.70%                1.27%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $1,026,932            $804,271            $1,104,735            $586,412
  Ratio of operating expenses to average
    net assets(a)                                0.45%                0.45%                0.45%                0.45%
  Ratio of net investment income/(loss)
    to average net assets                        3.28%                1.23%                0.71%                1.23%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.52%                0.52%                0.51%                0.52%

                                               YEAR ENDED
  ADVISER CLASS SHARES                          03/31/02
  Net asset value, beginning of year              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0278
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0278)
  Net asset value, end of year                    $1.00
  TOTAL RETURN++                                  2.81%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $794,855
  Ratio of operating expenses to average
    net assets(a)                                 0.45%
  Ratio of net investment income/(loss)
    to average net assets                         2.45%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.53%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

COLUMBIA MUNICIPAL RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  ADVISER CLASS SHARES                         03/31/06             03/31/05             03/31/04             03/31/03
  Net asset value, beginning of year             $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0231               0.0103               0.0064               0.0103
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0231)             (0.0103)             (0.0064)             (0.0103)
  Net asset value, end of year                   $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 2.33%                1.03%                0.64%                1.03%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $527,961             $474,653             $506,550             $284,866
  Ratio of operating expenses to average
    net assets                                 0.45%(a)               0.45%                0.45%                0.45%
  Ratio of net investment income/(loss)
    to average net assets                        2.33%                1.01%                0.63%                0.98%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.51%(a)               0.53%                0.52%                0.53%

                                               YEAR ENDED
  ADVISER CLASS SHARES                          03/31/02
  Net asset value, beginning of year              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0190
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0190)
  Net asset value, end of year                    $1.00
  TOTAL RETURN++                                  1.92%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $158,556
  Ratio of operating expenses to average
    net assets                                    0.45%
  Ratio of net investment income/(loss)
    to average net assets                         1.78%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.55%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

COLUMBIA TAX-EXEMPT RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                 YEAR ENDED                YEAR ENDED                YEAR ENDED
  ADVISER CLASS SHARES                            03/31/06                  03/31/05                  03/31/04
  Net asset value, beginning of period             $1.00                     $1.00                     $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     0.0226                    0.0100                    0.0061
  LESS DISTRIBUTIONS:
  Dividends from net investment income            (0.0226)                  (0.0100)                  (0.0061)
  Net asset value, end of period                   $1.00                     $1.00                     $1.00
  TOTAL RETURN+++                                  2.28%                     1.00%                     0.61%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $20,757                   $11,183                   $10,264
  Ratio of operating expenses to average
    net assets                                    0.45%(a)                   0.45%                     0.45%
  Ratio of net investment income/(loss)
    to average net assets                          2.29%                     0.98%                     0.59%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.52%(a)                   0.53%                     0.52%

                                                 PERIOD ENDED
  ADVISER CLASS SHARES                            03/31/03*
  Net asset value, beginning of period              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                      0.0060
  LESS DISTRIBUTIONS:
  Dividends from net investment income             (0.0060)
  Net asset value, end of period                    $1.00
  TOTAL RETURN+++                                  0.60%++
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)              $9,661
  Ratio of operating expenses to average
    net assets                                      0.45%+
  Ratio of net investment income/(loss)
    to average net assets                           0.88%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                          0.53%+

* Columbia Tax-Exempt Reserves Adviser Class Shares commenced operations on August 9, 2002.
+ Annualized.
++ Not annualized.
+++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

COLUMBIA CALIFORNIA TAX-EXEMPT
RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  ADVISER CLASS SHARES                         03/31/06             03/31/05             03/31/04             03/31/03
  Net asset value, beginning of year             $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0225               0.0098               0.0058               0.0091
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0225)             (0.0098)             (0.0058)             (0.0091)
  Net asset value, end of year                   $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 2.27%                0.98%                0.59%                0.91%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $260,633             $593,136             $475,799             $502,135
  Ratio of operating expenses to average
    net assets                                 0.45%(a)               0.45%                0.45%                0.45%
  Ratio of net investment income/(loss)
    to average net assets                        2.19%                1.01%                0.58%                0.90%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.51%(a)               0.53%                0.52%                0.52%

                                               YEAR ENDED
  ADVISER CLASS SHARES                          03/31/02
  Net asset value, beginning of year              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0174
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0174)
  Net asset value, end of year                    $1.00
  TOTAL RETURN++                                  1.75%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $298,268
  Ratio of operating expenses to average
    net assets                                    0.45%
  Ratio of net investment income/(loss)
    to average net assets                         1.13%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.53%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

COLUMBIA NEW YORK TAX-EXEMPT
RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                 YEAR ENDED               PERIOD ENDED              PERIOD ENDED
  ADVISER CLASS SHARES                          03/31/06***               08/24/03***                12/22/02**
  Net asset value, beginning of period             $1.00                     $1.00                     $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     0.0220                    0.0025                    0.0070
  LESS DISTRIBUTIONS:
  Dividends from net investment income            (0.0220)                  (0.0025)                  (0.0070)
  Net asset value, end of period                   $1.00                     $1.00                     $1.00
  TOTAL RETURN++                                  2.22%+++                  0.25%+++                  0.70%+++
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)             $3,262                     $--                       $--
  Ratio of operating expenses to average
    net assets                                   0.45%+(a)                   0.45%+                    0.38%+
  Ratio of net investment income/(loss)
    to average net assets                          2.44%+                    0.68%+                    1.02%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.59%+(a)                   1.23%+                    1.03%+

                                                 PERIOD ENDED
  ADVISER CLASS SHARES                            03/31/02*
  Net asset value, beginning of period              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                      0.0008
  LESS DISTRIBUTIONS:
  Dividends from net investment income             (0.0008)
  Net asset value, end of period                    $1.00
  TOTAL RETURN++                                   0.08%+++
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                $1
  Ratio of operating expenses to average
    net assets                                      0.45%+
  Ratio of net investment income/(loss)
    to average net assets                           0.78%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                          4.76%+

* Columbia New York Tax-Exempt Reserves Adviser Class Shares commenced operations on February 15, 2002.
** Columbia New York Tax-Exempt Reserves Adviser Class Shares were fully redeemed on December 22, 2002.
*** Columbia New York Tax-Exempt Reserves Adviser Class Shares recommenced operations on April 14, 2003 and was fully redeemed on August 24, 2003.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
+++ Not annualized.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

Hypothetical investment and expense information

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Funds, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in each class of the Funds assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the Funds, which are the same as those stated in the Annual Fund Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables shown below reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charges, if any, which may be payable on redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

COLUMBIA CASH RESERVES -- ADVISER SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%
              CUMULATIVE RETURN     ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE          AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO             EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%            0.45%                4.55%              $10,455.00       $46.02
       2           10.25%            0.52%                9.23%              $10,923.38       $55.58
       3           15.76%            0.52%               14.13%              $11,412.75       $58.07
       4           21.55%            0.52%               19.24%              $11,924.04       $60.68
       5           27.63%            0.52%               24.58%              $12,458.24       $63.39
       6           34.01%            0.52%               30.16%              $13,016.37       $66.23
       7           40.71%            0.52%               36.00%              $13,599.50       $69.20
       8           47.75%            0.52%               42.09%              $14,208.76       $72.30
       9           55.13%            0.52%               48.45%              $14,845.31       $75.54
      10           62.89%            0.52%               55.10%              $15,510.38       $78.92
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $5,510.38
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $645.95

COLUMBIA MONEY MARKET RESERVES -- ADVISER SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%
              CUMULATIVE RETURN     ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND      EXPENSE          AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO             EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%             0.45%               4.55%              $10,455.00       $46.02
       2           10.25%             0.51%               9.24%              $10,924.43       $54.52
       3           15.76%             0.51%              14.15%              $11,414.94       $56.97
       4           21.55%             0.51%              19.27%              $11,927.47       $59.52
       5           27.63%             0.51%              24.63%              $12,463.01       $62.20
       6           34.01%             0.51%              30.23%              $13,022.60       $64.99
       7           40.71%             0.51%              36.07%              $13,607.31       $67.91
       8           47.75%             0.51%              42.18%              $14,218.28       $70.96
       9           55.13%             0.51%              48.57%              $14,856.68       $74.14
      10           62.89%             0.51%              55.24%              $15,523.75       $77.47
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $5,523.75
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $634.69

COLUMBIA TREASURY RESERVES -- ADVISER SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%
              CUMULATIVE RETURN     ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE          AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO             EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%            0.45%                4.55%              $10,455.00       $46.02
       2           10.25%            0.51%                9.24%              $10,924.43       $54.52
       3           15.76%            0.51%               14.15%              $11,414.94       $56.97
       4           21.55%            0.51%               19.27%              $11,927.47       $59.52
       5           27.63%            0.51%               24.63%              $12,463.01       $62.20
       6           34.01%            0.51%               30.23%              $13,022.60       $64.99
       7           40.71%            0.51%               36.07%              $13,607.31       $67.91
       8           47.75%            0.51%               42.18%              $14,218.28       $70.96
       9           55.13%            0.51%               48.57%              $14,856.68       $74.14
      10           62.89%            0.51%               55.24%              $15,523.75       $77.47
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $5,523.75
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $634.69

COLUMBIA GOVERNMENT RESERVES -- ADVISER SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%
              CUMULATIVE RETURN     ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE          AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO             EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%            0.45%                4.55%              $10,455.00       $46.02
       2           10.25%            0.52%                9.23%              $10,923.38       $55.58
       3           15.76%            0.52%               14.13%              $11,412.75       $58.07
       4           21.55%            0.52%               19.24%              $11,924.04       $60.68
       5           27.63%            0.52%               24.58%              $12,458.24       $63.39
       6           34.01%            0.52%               30.16%              $13,016.37       $66.23
       7           40.71%            0.52%               36.00%              $13,599.50       $69.20
       8           47.75%            0.52%               42.09%              $14,208.76       $72.30
       9           55.13%            0.52%               48.45%              $14,845.31       $75.54
      10           62.89%            0.52%               55.10%              $15,510.38       $78.92
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $5,510.38
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $645.95

COLUMBIA MUNICIPAL RESERVES -- ADVISER SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%
              CUMULATIVE RETURN     ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE          AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO             EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%            0.45%                4.55%              $10,455.00       $46.02
       2           10.25%            0.51%                9.24%              $10,924.43       $54.52
       3           15.76%            0.51%               14.15%              $11,414.94       $56.97
       4           21.55%            0.51%               19.27%              $11,927.47       $59.52
       5           27.63%            0.51%               24.63%              $12,463.01       $62.20
       6           34.01%            0.51%               30.23%              $13,022.60       $64.99
       7           40.71%            0.51%               36.07%              $13,607.31       $67.91
       8           47.75%            0.51%               42.18%              $14,218.28       $70.96
       9           55.13%            0.51%               48.57%              $14,856.68       $74.14
      10           62.89%            0.51%               55.24%              $15,523.75       $77.47
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $5,523.75
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $634.69

COLUMBIA TAX-EXEMPT RESERVES -- ADVISER SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%
              CUMULATIVE RETURN     ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE          AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO             EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%            0.45%                4.55%              $10,455.00       $46.02
       2           10.25%            0.52%                9.23%              $10,923.38       $55.58
       3           15.76%            0.52%               14.13%              $11,412.75       $58.07
       4           21.55%            0.52%               19.24%              $11,924.04       $60.68
       5           27.63%            0.52%               24.58%              $12,458.24       $63.39
       6           34.01%            0.52%               30.16%              $13,016.37       $66.23
       7           40.71%            0.52%               36.00%              $13,599.50       $69.20
       8           47.75%            0.52%               42.09%              $14,208.76       $72.30
       9           55.13%            0.52%               48.45%              $14,845.31       $75.54
      10           62.89%            0.52%               55.10%              $15,510.38       $78.92
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $5,510.38
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $645.95

COLUMBIA CALIFORNIA TAX-EXEMPT RESERVES -- ADVISER CLASS SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%
              CUMULATIVE RETURN     ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE          AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO             EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%            0.45%                4.55%              $10,455.00       $46.02
       2           10.25%            0.51%                9.24%              $10,924.43       $54.52
       3           15.76%            0.51%               14.15%              $11,414.94       $56.97
       4           21.55%            0.51%               19.27%              $11,927.47       $59.52
       5           27.63%            0.51%               24.63%              $12,463.01       $62.20
       6           34.01%            0.51%               30.23%              $13,022.60       $64.99
       7           40.71%            0.51%               36.07%              $13,607.31       $67.91
       8           47.75%            0.51%               42.18%              $14,218.28       $70.96
       9           55.13%            0.51%               48.57%              $14,856.68       $74.14
      10           62.89%            0.51%               55.24%              $15,523.75       $77.47
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $5,523.75
  TOTAL ANNUAL FEES & EXPENSES                                                               $634.69

COLUMBIA NEW YORK TAX-EXEMPT RESERVES -- ADVISER CLASS SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%
              CUMULATIVE RETURN     ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE          AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO             EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%            0.45%                4.55%              $10,455.00       $46.02
       2           10.25%            0.59%                9.16%              $10,916.07       $63.04
       3           15.76%            0.59%               13.97%              $11,397.46       $65.82
       4           21.55%            0.59%               19.00%              $11,900.09       $68.73
       5           27.63%            0.59%               24.25%              $12,424.89       $71.76
       6           34.01%            0.59%               29.73%              $12,972.82       $74.92
       7           40.71%            0.59%               35.45%              $13,544.93       $78.23
       8           47.75%            0.59%               41.42%              $14,142.26       $81.68
       9           55.13%            0.59%               47.66%              $14,765.93       $85.28
      10           62.89%            0.59%               54.17%              $15,417.11       $89.04
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $5,417.11
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $724.53

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO COLUMBIA FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------


Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of the Fund's assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 under the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

DEBT SECURITY -- when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has received a rating in the highest short-term rating category from two, or in some circumstances one, nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

GUARANTEED INVESTMENT CONTRACT -- an investment instrument issued by a rated insurance company in return for a payment by an investor.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as Standard & Poor's Corporation or Moody's Investors Service, Inc. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board. Please see the SAI for more information about credit ratings.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MONEY MARKET INSTRUMENT -- a high quality, short-term debt security that pays interest based on a fixed, variable or floating rate and is considered to mature in 13 months or less. Money market instruments include, but are not limited to, U.S. Treasury obligations, U.S. government obligations, certificates of deposit and time deposits, bankers' acceptances, commercial paper, corporate bonds, extendible commercial notes, asset backed securities, funding agreements, repurchase agreements and certain municipal securities.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

PARTICIPATION -- a pass-through certificate representing a share in a pool of debt obligations or other instruments.

PASS-THROUGH CERTIFICATE -- securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

PRIVATE ACTIVITY BOND -- a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SPECIAL PURPOSE ISSUER -- an entity organized solely to issue asset-backed securities on a pool of assets it owns.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

--------------------------------------------------------------------------------

  COLUMBIA MANAGEMENT--Registered Trademark--






  Where to find more information

  You'll find more information about Columbia Money Market Funds in the following documents:



  Annual and semi-annual reports             Information about the Funds can be
                                             reviewed and copied at the SEC's
  The annual and semi-annual reports         Public Reference Room in
  contain information about Fund             Washington, D.C. Information on the
  investments and performance, the           operation of the Public Reference
  financial statements and the               Room may be obtained by calling the
  independent registered public              SEC at 1-202-942-8090. The reports
  accounting firm's reports. The             and other information about the
  annual report also includes a              Funds are available on the EDGAR
  discussion about the market                Database on the SEC's Internet site
  conditions and investment                  at http://www.sec.gov, and copies
  strategies that had a significant          of this information may be
  effect on each Fund's performance          obtained, after paying a
  during the period covered.                 duplicating fee, by electronic
                                             request at the following E-mail
  Statement of Additional Information        address: publicinfo@sec.gov, or by
                                             writing the SEC's Public Reference
  The SAI contains additional                Section, Washington, D.C.
  information about the Funds and            20549-0102.
  their policies. The SAI is legally
  part of this prospectus (it's
  incorporated by reference). A copy
  has been filed with the SEC.

  You can obtain a free copy of these
  documents, request other
  information about the Funds and
  make shareholder inquiries by
  contacting Columbia Funds:

  By telephone:
  1.800.353.0828 (Institutional Investors)

  1.800.345.6611 (Individual Investors)

  By mail:
  COLUMBIA FUNDS
  C/O COLUMBIA FUNDS SERVICES
  P.O. BOX 8081
  BOSTON, MA 02266-8081

  On the Internet:
  www.columbiafunds.com

--------------------------------------------------------------------------------

  SEC file number: 811-09645                                         AD-AD-0144B
  Columbia Funds Series Trust

  CSH-36/111192-0606

--------------------------------------------------------------------------------

    COLUMBIA MANAGEMENT--Registered Trademark--












                                  --------------------------------------

                                    Columbia Cash Reserves

                                    Prospectus -- Marsico Shares

                                    August 1, 2006

                                  --------------------------------------








                                    THE SECURITIES AND EXCHANGE COMMISSION (SEC)
                                    HAS NOT APPROVED OR DISAPPROVED THESE
                                    SECURITIES OR DETERMINED IF THIS PROSPECTUS
                                    IS TRUTHFUL OR COMPLETE.

                                    ANY REPRESENTATION TO THE CONTRARY IS A
                                    CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

  NOT FDIC-INSURED

  NOT BANK ISSUED

  NO BANK GUARANTEE

  MAY LOSE VALUE

AN OVERVIEW OF THE FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE COLUMBIA FUNDS FAMILY (COLUMBIA FUNDS OR COLUMBIA FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 39.

YOUR INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT OR OTHER OBLIGATION OF, OR ISSUED OR ENDORSED OR GUARANTEED BY, BANK OF AMERICA, N.A. (BANK OF AMERICA) OR ANY OF ITS AFFILIATES. YOUR INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUND AND MAY BE COMPENSATED OR INCENTED IN CONNECTION WITH THE SALE OF THE FUND.

YOUR INVESTMENT IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL INVESTED. YOUR INVESTMENT MAY LOSE MONEY.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about one of the Columbia Money Market Funds -- Columbia Cash Reserves. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

This prospectus offers Marsico Class Shares of Columbia Cash Reserves. This class of shares is designed for investors in the Marsico Focus Fund, the Marsico Growth Fund, the Marsico 21st Century Fund, and the Marsico International Opportunities Fund. Please turn to BUYING, SELLING AND EXCHANGING SHARES for more information about who is eligible to buy this class of shares.

ABOUT THE FUND

This Fund seeks to provide income while protecting the principal of your original investment by investing in money market instruments.

Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

IS THIS FUND RIGHT FOR YOU?

Not every fund is right for every investor. When you're choosing a fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

This Fund may be suitable for you if:

  - you're looking for a relatively low risk investment with stability of principal

  - you have short-term income needs

It may not be suitable for you if:

  - you're looking for higher returns and are prepared to assume a higher level of investment risk

  - you're more comfortable with bank deposits that are FDIC-insured

You'll find a discussion of the Fund's investment objective, principal investment strategies and principal risks in the Fund description that starts on page 5.

FOR MORE INFORMATION

If you have any questions about the Fund, please call us at 1.888.860.8686 or contact your investment professional.

You'll find more information about the Fund in the Statement of Additional Information (SAI). The SAI includes more detailed information about the Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Fund
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

COLUMBIA MANAGEMENT ADVISORS, LLC (THE ADVISER) IS THE INVESTMENT ADVISER TO THE FUND. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER STARTING ON PAGE 14.

--------------------------------------------------------------------------------


COLUMBIA CASH RESERVES                                                           5
----------------------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                                     11
----------------------------------------------------------------------------------
HOW THE FUND IS MANAGED                                                         14

About your investment
(DOLLAR GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                                    17
    How orders are processed                                               20
  Shareholder servicing and administration fees and financial
    intermediary payments                                                  26
  Distributions and taxes                                                  30
  Legal matters                                                            33
-----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                                       35
-----------------------------------------------------------------------------
HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION                            37
-----------------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                              39
-----------------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                                     BACK COVER

COLUMBIA CASH RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 14.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - bank obligations, including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches,

  - commercial paper,

  - corporate bonds,

  - extendible commercial notes,

  - asset-backed securities,

  - funding agreements,

  - municipal securities,

  - repurchase agreements and

  - other high quality short-term obligations.

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the portfolio management team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

--------------------------------------------------------------------------------

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.


--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Cash Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - INTEREST RATE RISK -- The yield paid by the Fund will vary with changes in short-term interest rates.

      - CREDIT RISK -- Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. With respect to municipal securities, the ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid.

      - U.S. GOVERNMENT OBLIGATIONS -- Obligations of U.S. government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government would provide financial support to any of these entities if it is not obligated to do so by law.

      - REPURCHASE AGREEMENTS -- Repurchase agreements, while backed by collateral, carry some risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.

      - FOREIGN INVESTMENTS -- Foreign investments may be riskier than U.S. investments because the factors such as foreign government restrictions, potentially high or confiscatory levels of taxation, incomplete financial information about the issuers of securities, and political or economic instability. Foreign securities may be more volatile and less liquid than U.S. securities.

      - SHARE PRICE -- There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.

      - SELECTION OF INVESTMENTS -- The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.888.860.8686 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT 7-DAY YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

       YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

       The bar chart shows you how the performance of the Fund's Marsico Shares has varied from year to year.

               2003     2004     2005
               ----     ----     ----
               0.74%    0.90%    2.74%



         *Year-to-date return as of June 30, 2006: 2.11%

BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


  BEST: 4TH QUARTER 2005:               0.88%
  WORST: 2ND QUARTER 2004:              0.15%

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005


                                                    LIFE OF
                                           1 YEAR    FUND*
  MARSICO SHARES                           2.74%     1.44%

*THE INCEPTION DATE OF MARSICO SHARES IS MAY 13, 2002.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Marsico Shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                           Marsico
         (Fees paid directly from your investment)  Shares
         Maximum sales charge (load) imposed on
           purchases                                  N/A



         Maximum deferred sales charge (load)         N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                          0.25%



         Shareholder servicing and administration
           fees                                      0.35%



         Other expenses                              0.02%
                                                      -----



         Total annual Fund operating expenses        0.62%



         Fee waivers and/or reimbursements          (0.07)%
                                                      -----



         Total net expenses(3)                       0.55%
                                                      =====

       (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

       (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

       (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/ or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


       EXAMPLE

       This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

       This example assumes:

         - you invest $10,000 in Marsico Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         - you reinvest all distributions in the Fund

         - your investment has a 5% return each year

         - the Fund's operating expenses remain the same as shown in the table above

         - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

       Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
          MARSICO SHARES         $56      $191      $339       $768

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about the Fund's investment objective, principal investment strategies and risks in the description starting on page 5. The following are some other risks and information you should consider before you invest:

    - SPECIAL RULES FOR MONEY MARKET FUNDS -- Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Fund, like all money market funds:

           - may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

           - must maintain an average dollar-weighted maturity of 90 days or less

           Also, the Fund:

           - may normally invest no more than 5% of its total assets in securities of the same issuer, other than U.S. government securities; however, it may invest up to 25% of its total assets in first-tier securities of a single issuer for up to three business days

           - may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier

    - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of the Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

    - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

      The Fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If the Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

    - INVESTING DEFENSIVELY -- The Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. The Fund may not achieve its investment objective while it is investing defensively. Any cash the Fund holds for defensive or other reasons may not earn income.

    - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to the Fund, including investment advisory, distribution, administration, shareholder servicing, transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Fund. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Columbia Funds where permitted by law or regulation, and may receive compensation in that capacity.

    - PORTFOLIO SECURITIES DISCLOSURE -- A description of Columbia Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI and on the Columbia Funds' website at www.columbiafunds.com under Fund Portfolio Data. In addition, a complete list of each Fund's portfolio holdings for each calendar month will be available upon request 5 business days following each month-end.

    - PORTFOLIO TRANSACTION COSTS -- The Fund may incur significant transaction costs that are in addition to the total annual Fund operating expenses disclosed in the fee table. These transaction costs are made up of all the costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Fund's transaction costs are not.

How the Fund is managed
(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER (COLUMBIA MANAGEMENT ADVISORS, LLC) AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 100 mutual fund portfolios in the Columbia Funds Family, including the Money Market Fund described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities and money market instruments. The Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions.

Columbia Management currently has approximately $312 billion in assets under management, which consists of assets under the discretionary management of both the Adviser and Columbia Wanger Asset Management, L.P.

The Fund pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund and is paid monthly.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with the Adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

The Adviser has agreed to waive fees and/or reimburse expenses for the Fund until July 31, 2006. You'll find a discussion of any waiver and/or reimbursement in the Fund description. There is no assurance that the Adviser will continue to waive and/or reimburse any fees and/or expenses after this date.

The Adviser can receive a maximum annual investment advisory fee of 0.15%, calculated as a percentage of average daily net assets of the Fund. The Adviser and/or an affiliate received an actual investment advisory fee of 0.12% during the Fund's last fiscal year, after waivers and/or reimbursements.

INVESTMENT SUB-ADVISER

Columbia Funds and the Adviser may engage one or more investment sub-advisers for the Fund to make day-to-day investment decisions for the Fund. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Fund's needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that the Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires the Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and the Fund have applied for relief from the SEC to permit the Fund to act on many of the Adviser's recommendations with approval only by the Board and not by Fund shareholders. The Adviser or the Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Fund obtain the relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

A discussion regarding the basis for the Board of Trustees approving the investment sub-advisory agreement with each sub-adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

OTHER SERVICE PROVIDERS

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02111-2621

--------------------------------------------------------------------------------

The Fund is distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer and an indirect, wholly-owned subsidiary of Bank of America Corporation. The Fund may pay a shareholder servicing fee and/or other compensation to companies for providing services to investors.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------


Columbia Management Advisors, LLC is the administrator of the Fund (Administrator), and is responsible for overseeing the administrative operations of the Fund. The Fund pays the Administrator a fee of 0.10% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Fund, and is paid monthly.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc. is the transfer agent for the Fund's shares (Transfer Agent), and is an indirect, wholly-owned subsidiary of Bank of America Corporation. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares
(BUYING, SELLING AND EXCHANGING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WE'VE USED THE TERM, INVESTMENT PROFESSIONAL, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING SHARES OF THE COLUMBIA FUNDS.

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

MARSICO FUNDS

MARSICO FUNDS
C/O UMB FUND SERVICES, INC.
P.O. BOX 3210
MILWAUKEE, WI 53202

--------------------------------------------------------------------------------


This prospectus offers Marsico Shares of Columbia Cash Reserves. Marsico Shares are available only to investors in the Marsico Focused Equities Fund, the Marsico Growth Fund, the Marsico 21st Century Fund, and the Marsico International Opportunities Fund (Marsico Funds). You don't pay any sales charges when you buy or sell Marsico Shares of the Fund.
You can invest in the Fund only through the Fund's servicing agent, UMB Fund Services, Inc. Please call the servicing agent at 1.888.860.8686 for information about its procedures and account requirements, which may be different from those described here.
We encourage you to consult with an investment professional who can open an account for you through the servicing agent and help you with your investment decisions. Once you have an account, you can buy and sell shares by contacting your investment professional or the servicing agent. They will look after any paperwork that's needed to complete a transaction and send your order to us. Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.
Frequent purchases and sales of Fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the Fund) and disrupting portfolio management strategies. However, money market funds are designed to offer investors a liquid cash option that they may purchase and sell as often as they wish. Accordingly, Columbia Funds' Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares and the Fund accommodates frequent trading.

Except as expressly described in this prospectus (such as minimum purchase amounts), the Fund has no limits on purchase or exchange transactions. The Fund reserves the right, but has no obligation, to reject any purchase or exchange transaction at any time. In addition, Columbia Funds reserves the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

The table on the next page summarizes some key information about buying and selling shares. This information applies only to transactions by the servicing agent and other authorized agents. Please contact your investment professional or call the servicing agent if you have questions or you need help placing an order.

                    Ways to buy, sell          How much you can buy,
                       or exchange                sell or exchange                Other things to know
                    -----------------  --------------------------------------  ---------------------------
Buying shares       In a lump sum      MINIMUM INITIAL INVESTMENT:
                                       - $2,500 for regular accounts
                                       - $1,000 for traditional and Roth IRAs
                                       - $500 for spousal IRA accounts
                                       - $500 for SEP IRA accounts
                                       - $500 for transfers to minor accounts
                                       MINIMUM ADDITIONAL INVESTMENT:
                                       - $100 for all accounts

                    Using our          minimum initial investment:             You can buy shares on the
                    Automatic          - $1,000                                5(th), 10(th), 15(th) or
                    Investment Plan    minimum additional investment:          20(th) day of the month on
                                       - $50                                   a monthly, quarterly or
                                                                               semi-annual schedule.

Selling shares      In a lump sum      - shares sold by check via the          We usually send you or your
                                         telephone or through the internet,    investment professional the
                                         or via ACH are limited to an          sale proceeds on the same
                                         aggregate of $100,000 in a 30-day     day that we receive your
                                         period                                order.
                                       - restrictions may apply to
                                         withdrawals from retirement plan      If you paid for your shares
                                         accounts                              with a check that wasn't
                                                                               certified, we'll hold the
                                                                               sale proceeds when you sell
                                                                               those shares for at least
                                                                               10 days after the trade
                                                                               date of the purchase, or
                                                                               until the check has
                                                                               cleared, whichever is
                                                                               later.

                    Using our          - no minimum per withdrawal             Your account balance must
                    Systematic         - $5,000 requirement waived for         be at least $5,000 to set
                    Withdrawal Plan      certain fee based accounts            up the plan. You can make
                                                                               withdrawals on the 5(th),
                                                                               10(th), 15(th) or 20(th)
                                                                               day of the month on a
                                                                               monthly, quarterly or
                                                                               semi-annual basis. We'll
                                                                               send your money by check or
                                                                               deposit it directly to your
                                                                               bank account.

Exchanging shares   In a lump sum      - new account minimums apply to         You can generally exchange
                                         exchanges                             Marsico Shares of the Fund
                                                                               for shares of Marsico
                                                                               Funds.

                    Using our          - minimum $50 per exchange              You must already have an
                    Automatic                                                  investment in the Funds
                    Exchange Feature                                           into which you want to
                                                                               exchange. You can make
                                                                               exchanges on the 5(th),
                                                                               10(th), 15(th) or 20(th)
                                                                               day of the month.


--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE FUND RESERVES THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

IN ADDITION TO WEEKENDS, EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of the Fund's shares -- or its net asset value per share. We calculate net asset value per share of each share class of Columbia Cash Reserves at 9:45 a.m., 11:00 a.m., 2:30 p.m. and 5:00 p.m. Eastern time each business day (unless the Fund closes early).

First, we calculate the net asset value for each class of the Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Fund, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN THE FUND

The value of the Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Fund.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders to buy, sell or exchange shares may be delivered to the Transfer Agent by phone, in writing, or through the internet. For more information on account and trading restrictions and special sign-up procedures for internet transactions, please call us at 1.888.860.8686 for institutional investors or 1.888.860.8686 for individual investors. The Transfer Agent has procedures in place to authenticate electronic instructions. You will be asked to accept the terms of an online agreement(s) and utilize a password for internet services. Orders received in good order by the Fund, Distributor, Transfer Agent or their agents (unless the Fund closes early) will be processed as follows:

  - If your order for Columbia Cash Reserves is received in good form by the Transfer Agent by 5:00 p.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you'll receive that day's dividends).

The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to the servicing agent.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. We will not be liable for following telephone instructions that we reasonably believe are genuine.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

(BUYING SHARES     BUYING SHARES
  GRAPHIC)

       Here are some general rules for buying shares:

         - If we do not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal fund rate. We have the right to redeem all or part of your holding of shares in any Fund in order to meet these costs.

         - The servicing agent is responsible for sending orders to us and ensuring that we receive your money on time.

         - Shares you buy are recorded on the books of the Fund. We don't issue certificates.

         - All purchases must be made in U.S. dollars and checks drawn on U.S. banks. No cash, credit cards or third party checks will be accepted.

       MINIMUM INITIAL INVESTMENT


       The minimum initial amount you can buy is usually $2,500.

       If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

         - $1,000 for traditional and Roth Individual Retirement Accounts (IRAs)

         - $500 for spousal IRA accounts

         - $500 for simplified employee pension plans (SEP) IRA accounts

         - $500 for transfers to minor accounts

         - $1,000 using our Automatic Investment Plan

       MINIMUM ADDITIONAL INVESTMENT


       You can make additional purchases of $100, or $50 if you use our Automatic Investment Plan.

AUTOMATIC INVESTMENT PLAN

You can make regular purchases of $50 or more using automatic transfers from your bank account to the Fund. You can contact your investment professional or the servicing agent to set up the plan.

Here's how the plan works:

  - You can buy shares on the 5th, 10th, 15th or 20th day of the month on a monthly, quarterly or semi-annual basis.

--------------------------------------------------------------------------------

"GOOD FORM" MEANS THAT THE MONEY USED TO PURCHASE YOUR SHARES IS FULLY COLLECTED. WHEN SELLING SHARES BY LETTER OF INSTRUCTION, "GOOD FORM" ALSO MEANS
(I) YOUR LETTER HAS COMPLETE INSTRUCTIONS, THE PROPER SIGNATURES AND MEDALLION SIGNATURE GUARANTEES AND (II) ANY OTHER REQUIRED DOCUMENTS ARE ATTACHED. FOR ADDITIONAL DOCUMENTS REQUIRED FOR SALES BY CORPORATIONS, AGENTS, FIDUCIARIES, SURVIVING JOINT OWNERS AND OTHER LEGAL ENTITIES PLEASE CALL 1.888.860.8686. NO INTEREST WILL BE PAID ON UNCASHED REDEMPTION CHECKS.




 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------


(SELLING SHARES    SELLING SHARES
  GRAPHIC)

       Here are some general rules for selling shares:

         - If you're selling your shares through the servicing agent, we normally send the sale proceeds by Fedwire as soon as practicable following the net asset value determination time applicable to your order. For more information please refer to HOW ORDERS ARE PROCESSED or contact the Transfer Agent.

         - If you're selling your shares directly through us, we normally send the sale proceeds by mail or electronically transfer to your bank account on the same business day that the Fund receives your order in good form.

         - If you paid for your shares by check, we'll hold the sale proceeds when you sell those shares for at least 10 days after the trade date of the purchase.

         - Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares.

         - We can delay payment of the sale proceeds for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in
           Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

         - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

       We may sell your shares:

         - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), or your account may be subject to an annual fee of $10. The Transfer Agent will send you written notification of such action and provide details on how you can add money to your account to avoid this penalty.

         - if the servicing agent tells us to sell your shares under arrangements made between the servicing agent and you.

         - under certain other circumstances allowed under the 1940 Act.

SYSTEMATIC WITHDRAWAL PLAN
The Systematic Withdrawal Plan lets you withdraw $100 or more on the 5th, 10th, 15th or 20th day of the month on a monthly, quarterly or semi-annual basis. You can contact your investment professional or the servicing agent to set up the plan.

Here's how the plan works:

  - Your account balance must be at least $5,000 to set up the plan.

  - If you set up the plan after you've opened your account, your signature must be Medallion Guaranteed.

  - We'll send you a check or deposit the money directly to your bank account.

  - You can cancel the plan by giving the servicing agent 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND STRATEGIES OF THE MARSICO FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY BEFORE YOU INVEST.
--------------------------------------------------------------------------------


(EXCHANGING SHARES EXCHANGING SHARES
  GRAPHIC)

       You can generally sell shares of the Fund to buy shares of another Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

       Here's how exchanges work:

         - You can exchange Marsico Shares of the Fund for shares of Marsico Funds.

         - The rules for buying shares of a Fund, including any minimum investment requirements and sales charges, apply to exchanges into that Fund.

         - You may only make exchanges into a Fund that is legally sold in your state of residence.

         - You generally may only make an exchange into a Fund that is accepting investments.

         - We or Marsico Funds may limit the number of exchanges you can make within a specified period of time.

         - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

         - You cannot exchange any shares you own in certificate form until the Transfer Agent has received the certificate and deposited the shares to your account.

AUTOMATIC EXCHANGE FEATURE
The Automatic Exchange Feature lets you exchange $50 or more of Marsico Shares of the Fund for shares of Marsico Funds on the 5th, 10th, 15th or 20th day of the month. You can contact your investment professional or the servicing agent to set up the plan.

Here's how automatic exchanges work:

  - Send your request to the servicing agent in writing or call 1.888.860.8686.

  - If you set up your plan to exchange more than $100,000 you must have your signature Medallion Guaranteed.

  - You must already have an investment in the Funds you want to exchange.

  - The rules for making exchanges apply to automatic exchanges.

Shareholder servicing and administration fees and financial intermediary payments
(PERCENT GRAPHIC)

--------------------------------------------------------------------------------

THE SERVICING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.
--------------------------------------------------------------------------------


Shareholder servicing and administration fees

The servicing agent is compensated for providing services to investors under a shareholder servicing plan.

The servicing agent may receive a maximum annual shareholder servicing fee of 0.25% of the average daily net assets of Marsico Shares of the Fund.

Administration agents are compensated for providing services to investors under a shareholder administration plan.

Administration agents may receive a maximum annual shareholder administration fee of 0.10% of the average daily net assets of Marsico Shares of the Fund.

Fees are calculated daily and paid monthly. Over time, these fees will increase the cost of your investment. Because these fees are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment, and may cost you more than any sales charges you may pay.

The Fund pays these fees to the servicing agent or administration agents for as long as the plan continues. We may reduce or discontinue payments at any time.

The Adviser and Distributor may pay significant amounts from their own assets to selling or servicing agents of the Fund for distribution-related activities or other services they provide. These amounts, which are in addition to any sales charges, distribution (12b-1) and shareholder servicing fees paid by the Fund, may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of marketing related services or access-advantages to the Fund, including, for example, presenting the Fund on "preferred" or "select" lists, in return for the payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.

In addition, the Adviser and Distributor may pay significant amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by the Transfer Agent. The Columbia Funds also may pay significant amounts to third party intermediaries, including selling and servicing agents, for providing these types of services or incurring these types of costs.

These and other payments, and the difference between payments made with respect to the Fund and those made with respect to other mutual funds available through the agent, may give rise to conflicts of interest between the agent and its clients. You should be aware of these potential conflicts of interest and discuss these matters with your selling or servicing agent.

Other compensation--financial intermediary payments

The Distributor or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor or one of its affiliates. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by the Distributor attributable to that financial intermediary, gross sales of the mutual funds distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the support payments to any one financial intermediary are generally expected to be between 0.02% and 0.10% (between 0.03% and 0.12% in the case of the Columbia Money Market Funds) on an annual basis for payments based on average net assets of the Funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds (other than the Columbia Money Market Funds) attributable to the financial intermediary. The Distributor or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in the Fund.

Payments may also be made to certain financial intermediaries, including other Bank of America affiliates, that provide investor services to retirement plans and other investment programs to compensate financial intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.30% of the total Fund assets in the program on an annual basis. The Board has authorized the Funds to reimburse the Transfer Agent for amounts paid to financial intermediaries that maintain assets in omnibus accounts, subject to an annual cap of 0.11% of net assets maintained in such accounts. The amounts in excess of that reimbursed by a Fund will be borne by the Distributor or its affiliates.

The Distributor or its affiliates may make other payments or allow promotional incentives to financial intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

Amounts paid by the Distributor or its affiliates are paid out of the Distributor's or its affiliates' own revenue and do not increase the amount paid by you or your Fund. You can find further details about the payments made by the Distributor or its affiliates and the services provided by financial intermediaries as well as a list of the financial intermediaries to which the Distributor or its affiliates has agreed to make marketing support payments in the SAI, which can be obtained at www.columbiafunds.com or by calling
1.800.345.6611. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from the Distributor and its affiliates and any services it provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular Fund or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.

Distributions and taxes
(TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF THE FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.
--------------------------------------------------------------------------------

ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, the gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain, if any, to its shareholders. The Fund intends to pay out a sufficient amount of its income and capital gain to shareholders so the Fund won't have to pay any federal income tax. When the Fund makes this kind of a payment, it's split among all shares and is called a distribution.

Although the Fund does not expect to realize any capital gain, any capital gain realized by the Fund will be distributed at least once a year. The Fund declares distributions of net investment income each business day, and pays these distributions monthly. Normally, the Fund will declare and pay distributions of net investment income as indicated above. The Fund may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared. Shares are eligible to receive net investment income distributions from the settlement date of the purchase up to and including the day before the shares are sold.

Different share classes of the Fund usually pay different net investment income distribution amounts because each class has different expenses.

We'll automatically reinvest distributions in additional shares of the Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover or by calling us at
1.888.860.8686. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the same Fund.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUND. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.

FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.
--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of the Fund's ordinary income and any net realized short-term capital gain, if any, generally are taxable to you as ordinary income. Although the Fund does not expect to realize significant capital gain, any distributions of net realized long-term capital gain, if any, generally are taxable to you as long-term capital gain.

In general, corporate shareholders will not be able to deduct any distributions when determining their taxable income. Fund distributions also will not qualify for reductions in federal income taxation of dividends payable to individuals from certain domestic and foreign corporations.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. State and local taxes may also apply to distributions.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is exempt from state and local individual income taxes. Distributions you receive that come from interest the Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult your tax adviser about your specific tax situation.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records
  - the IRS informs us that you're otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied as a credit against your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

As long as the Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

Legal matters

On February 9, 2005, the Adviser and Distributor entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, the Adviser and Distributor have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. The Adviser and Distributor are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Columbia Funds Series Trust (formerly known as Nations Funds Trust), its Board of Trustees, Bank of America Corporation and certain of its affiliates, including the Adviser and Distributor (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and other cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Funds Series Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds Series Trust against BAC and others that asserts claims under the federal securities laws and state common law. Columbia Funds Series Trust is a nominal defendant in this action.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of these actions. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Columbia Funds shareholders and/or the Columbia Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for preliminary approval.

Separately, several putative class actions have been filed against Columbia Funds Series Trust, Bank of America Corporation and certain of its affiliates, and others, in various federal courts relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. (George Siepel, et al. v. Bank of America, Columbia Funds Series Trust, et al., instituted December 28, 2005, U.S. District Court, E.D. Mo.; Luleff v. Bank of America, Columbia Funds Series Trust, William Carmichael, et al., instituted February 22, 2006, U.S. District Court, S.D. NY.) The suits allege various claims including state law claims for breach of fiduciary duty, breach of contract, unjust enrichment and violations of federal securities laws and seek damages and other remedies.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Fund has performed for the past five years or, if shorter, the period of operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the Fund's financial statements, is included in the Fund's annual report. The independent registered public accounting firm's report and the Fund's financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

COLUMBIA CASH RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                 YEAR      YEAR      YEAR       PERIOD
                                ENDED     ENDED     ENDED       ENDED
  MARSICO SHARES               03/31/06  03/31/05  03/31/04  03/31/03*+++
  Net asset value, beginning
    of period                   $1.00     $1.00     $1.00      $1.00
  INCOME FROM INVESTMENT
    OPERATIONS:
  Net investment income/(loss) $0.0321    0.0123   $0.0065     0.0127
  LESS DISTRIBUTIONS:
  Dividends from net
    investment income          $(0.0321) (0.0123)  $(0.0065)  (0.0127)
  Net asset value, end of
    period                      $1.00     $1.00     $1.00      $1.00
  TOTAL RETURN++                3.26%     1.23%     0.66%      1.28%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (in 000's)                 $10,385   $11,005   $13,944    $20,755
  Ratio of operating expenses
    to average net assets(a)    0.55%     0.55%    0.55%(c)  0.55%+(b)
  Ratio of net investment
    income/(loss) to average
    net assets                  3.19%     1.19%     0.66%      1.27%+
  Ratio of operating expenses
    to average net assets
    without waivers and/or
    expense reimbursements(a)   0.62%     0.62%     0.61%      0.61%+

* Columbia Cash Reserves Marsico Shares commenced operations on May 13, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
+++ The total return for the period ended March 31, 2003 reflects the historical return information for Nations Prime Fund Marsico Shares, which was reorganized into Columbia Cash Reserves Marsico Shares on May 10, 2002.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The reimbursement from the Fund's investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

Hypothetical investment and expense information

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Funds, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in each class of the Funds assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the Funds, which are the same as those stated in the Annual Fund Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables shown below reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charges, if any, which may be payable on redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

COLUMBIA CASH RESERVES -- MARSICO SHARES

                                    INITIAL HYPOTHETICAL
      MAXIMUM SALES CHARGE           INVESTMENT AMOUNT          ASSUMED RATE OF RETURN
              0.00%                      $10,000.00                       5%
              CUMULATIVE RETURN  ANNUAL   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &    EXPENSE    AFTER FEES &     END BALANCE AFTER    FEES &
     YEAR         EXPENSES        RATIO       EXPENSES        FEES & EXPENSES    EXPENSES
       1            5.00%         0.55%         4.45%            $10,445.00       $56.22
       2           10.25%         0.62%         9.02%            $10,902.49       $66.18
       3           15.76%         0.62%        13.80%            $11,380.02       $69.08
       4           21.55%         0.62%        18.78%            $11,878.46       $72.10
       5           27.63%         0.62%        23.99%            $12,398.74       $75.26
       6           34.01%         0.62%        29.42%            $12,941.81       $78.56
       7           40.71%         0.62%        35.09%            $13,508.66       $82.00
       8           47.75%         0.62%        41.00%            $14,100.34       $85.59
       9           55.13%         0.62%        47.18%            $14,717.93       $89.34
      10           62.89%         0.62%        53.63%            $15,362.58       $93.25
  TOTAL GAIN AFTER FEES &
   EXPENSES                                                       $5,362.58
  TOTAL ANNUAL FEES & EXPENSES
   PAID                                                                          $767.56

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO COLUMBIA FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------


Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of the Fund's assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 under the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.
DEBT SECURITY -- when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has received a rating in the highest short-term rating category from two, or in some circumstances one, nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

GUARANTEED INVESTMENT CONTRACT -- an investment instrument issued by a rated insurance company in return for a payment by an investor.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as Standard & Poor's Corporation or Moody's Investors Service, Inc. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board. Please see the SAI for more information about credit ratings.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.


MONEY MARKET INSTRUMENT -- a high quality, short-term debt security that pays interest based on a fixed, variable or floating rate and is considered to mature in 13 months or less. Money market instruments include, but are not limited to, U.S. Treasury obligations, U.S. government obligations, certificates of deposit and time deposits, bankers' acceptances, commercial paper, corporate bonds, extendible commercial notes, asset backed securities, funding agreements, repurchase agreements and certain municipal securities.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

PARTICIPATION -- a pass-through certificate representing a share in a pool of debt obligations or other instruments.

PASS-THROUGH CERTIFICATE -- securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

PRIVATE ACTIVITY BOND -- a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SPECIAL PURPOSE ISSUER -- an entity organized solely to issue asset-backed securities on a pool of assets it owns.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

--------------------------------------------------------------------------------

  COLUMBIA MANAGEMENT--Registered Trademark--






  Where to find more information

  You'll find more information about Columbia Cash Reserves in the following documents:



  Annual and semi-annual reports             Information about the Funds can be
                                             reviewed and copied at the SEC's
  The annual and semi-annual reports         Public Reference Room in
  contain information about Fund             Washington, D.C. Information on the
  investments and performance, the           operation of the Public Reference
  financial statements and the               Room may be obtained by calling the
  independent registered public              SEC at 1-202-942-8090. The reports
  accounting firm's reports. The             and other information about the
  annual report also includes a              Funds are available on the EDGAR
  discussion about the market                Database on the SEC's Internet site
  conditions and investment                  at http://www.sec.gov, and copies
  strategies that had a significant          of this information may be
  effect on each Fund's performance          obtained, after paying a
  during the period covered.                 duplicating fee, by electronic
                                             request at the following E-mail
  Statement of Additional Information        address: publicinfo@sec.gov, or by
                                             writing the SEC's Public Reference
  The SAI contains additional                Section, Washington, D.C.
  information about the Funds and            20549-0102.
  their policies. The SAI is legally
  part of this prospectus (it's
  incorporated by reference). A copy
  has been filed with the SEC.

  You can obtain a free copy of these
  documents, request other
  information about the Funds and
  make shareholder inquiries by
  contacting Columbia Funds:

  By telephone:
  1.800.321.7854

  By mail:
  MARSICO FUNDS
  C/O UMB FUND SERVICES, INC
  P.O. BOX 3210
  MILWAUKEE, WI 53202

  On the Internet:
  www.columbiafunds.com

--------------------------------------------------------------------------------

  SEC file number: 811-09645
  Columbia Funds Series Trust

  CSH-36/111277-0606

--------------------------------------------------------------------------------

    COLUMBIA MANAGEMENT--Registered Trademark--












                                  --------------------------------------

                                    Money Market Funds

                                    Prospectus -- Class Z Shares

                                    August 1, 2006

                                  --------------------------------------


                                    Columbia Cash Reserves

                                    Columbia Municipal Reserves







                                    THE SECURITIES AND EXCHANGE COMMISSION (SEC)
                                    HAS NOT APPROVED OR DISAPPROVED THESE
                                    SECURITIES OR DETERMINED IF THIS PROSPECTUS
                                    IS TRUTHFUL OR COMPLETE.

                                    ANY REPRESENTATION TO THE CONTRARY IS A
                                    CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

  NOT FDIC-INSURED

  NOT BANK ISSUED

  NO BANK GUARANTEE

  MAY LOSE VALUE

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE COLUMBIA FUNDS FAMILY (COLUMBIA FUNDS OR COLUMBIA FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 35.

YOUR INVESTMENT IN A FUND IS NOT A BANK DEPOSIT OR OTHER OBLIGATION OF, OR ISSUED OR ENDORSED OR GUARANTEED BY, BANK OF AMERICA, N.A. (BANK OF AMERICA) OR ANY OF ITS AFFILIATES. YOUR INVESTMENT IN A FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUNDS AND MAY BE COMPENSATED OR INCENTED IN CONNECTION WITH THE SALE OF THE FUNDS.

YOUR INVESTMENT IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL INVESTED. YOUR INVESTMENT MAY LOSE MONEY.
--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about some Columbia Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

This prospectus offers Class Z Shares of the Funds. Please turn to BUYING, SELLING AND EXCHANGING SHARES for more information about who is eligible to buy this class of shares.

ABOUT THE FUNDS

The Money Market Funds seek to provide income while protecting the principal of your original investment by investing in money market instruments.

Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

ARE THESE FUNDS RIGHT FOR YOU?

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Money Market Funds may be suitable for you if:

  - you're looking for a relatively low risk investment with stability of principal

  - you have short-term income needs

They may not be suitable for you if:

  - you're looking for higher returns and are prepared to assume a higher level of investment risk

  - you're more comfortable with bank deposits that are FDIC-insured

You'll find a discussion of each Fund's investment objective, principal investment strategies and principal risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.345.6611 or contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

COLUMBIA MANAGEMENT ADVISORS, LLC (THE ADVISER) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER STARTING ON PAGE 16.

--------------------------------------------------------------------------------


COLUMBIA CASH RESERVES                                           4
------------------------------------------------------------------
COLUMBIA MUNICIPAL RESERVES                                      9
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     14
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       16

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                         19
  Financial intermediary payments                               26
  Distributions and taxes                                       28
  Legal matters                                                 30
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            31
------------------------------------------------------------------
HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION                 33
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   35
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

COLUMBIA CASH RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 16.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - bank obligations, including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches,

  - commercial paper,

  - corporate bonds,

  - extendible commercial notes,

  - asset-backed securities,

  - funding agreements,

  - municipal securities,

  - repurchase agreements and

  - other high quality short-term obligations.

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the portfolio management team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPHIC      PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Cash Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - INTEREST RATE RISK -- The yield paid by the Fund will vary with changes in short-term interest rates.

      - CREDIT RISK -- Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. With respect to municipal securities, the ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid.

      - U.S. GOVERNMENT OBLIGATIONS -- Obligations of U.S. government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government would provide financial support to any of these entities if it is not obligated to do so by law.

      - REPURCHASE AGREEMENTS -- Repurchase agreements, while backed by collateral, carry some risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.

      - FOREIGN INVESTMENTS -- Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, potentially high or confiscatory levels of taxation, incomplete financial information about the issuers of securities, and political or economic instability. Foreign securities may be more volatile and less liquid than U.S. securities.

      - SHARE PRICE -- There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.

      - SELECTION OF INVESTMENTS -- The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL.

BECAUSE CLASS Z SHARES HAVE NOT BEEN OFFERED FOR A FULL CALENDAR YEAR, THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS. THE CAPITAL CLASS SHARES HAVE SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Capital Class Shares has varied from year to year.

               1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               5.44%    5.62%    5.58%    5.22%    6.47%    4.22%    1.81%    1.09%    1.25%    3.10%



              *Year-to-date return as of June 30, 2006: 2.29%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 3RD QUARTER 2000:          1.66%
         WORST: 2ND QUARTER 2004:         0.23%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                         1 YEAR   5 YEARS   10 YEARS
         CAPITAL CLASS SHARES                            3.10%     2.29%     3.96%

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class Z Shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES
         (Expenses that are deducted from the Fund's assets)



         Management fees(1)                                             0.25%



                                                                        0.02%
         Other expenses(2)                                               -----



         Total annual Fund operating expenses                           0.27%



                                                                       (0.07)%
         Fee waivers and/or reimbursements                               -----



                                                                        0.20%
         Total net expenses(3)                                           =====

      (1)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (2)Other expenses are based on estimated amounts for the current fiscal year.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $20       $80      $145       $336

COLUMBIA MUNICIPAL RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 16.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may invest all or any portion of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Municipal Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on municipal obligations, which generally are free from federal income tax, but may be subject to the federal alternative minimum tax and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes; however, such opinions are not binding on tax authorities. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL.

BECAUSE CLASS Z SHARES HAVE NOT BEEN OFFERED FOR A CALENDAR YEAR, THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS. THE LIQUIDITY CLASS SHARES HAVE SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Liquidity Class Shares has varied from year to year.

               1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               3.27%    3.42%    3.24%    3.00%    3.88%    2.52%    1.21%    0.80%    0.91%    2.12%



              *Year-to-date return as of June 30, 2006: 1.51%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:                  1.02%
         WORST: 3RD QUARTER 2003:                 0.16%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                         1 YEAR   5 YEARS   10 YEARS
         LIQUIDITY CLASS SHARES                          2.12%     1.51%     2.43%

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class Z Shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES
         (Expenses that are deducted from the Fund's assets)



         Management fees(1)                                             0.25%



         Other expenses(2)                                              0.01%
                                                                         -----



         Total annual Fund operating expenses                           0.26%



         Fee waivers and/or reimbursements                             (0.06)%
                                                                         -----



         Total net expenses(3)                                          0.20%
                                                                         =====

      (1)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (2)Other expenses are based on estimated amounts for the current fiscal year.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $20       $78      $140       $325

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Fund's investment objective, principal investment strategies and risks in the descriptions starting on page
4. The following are some other risks and information you should consider before you invest:

      - SPECIAL RULES FOR MONEY MARKET FUNDS -- Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

           - may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

           - must maintain an average dollar-weighted maturity of 90 days or less

            Also, the Funds:

           - may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days

           - may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier securities

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. The 80% Policy of certain Funds may be changed without shareholder approval by giving shareholders at least 60 days' notice. The 80% Policy of certain other Funds and other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons may not earn income.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, distribution, administration, shareholder servicing, transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Columbia Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Columbia Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI and on the Columbia Funds' website at www.columbiafunds.com under Fund Portfolio Data. In addition, a complete list of each Fund's portfolio holdings for each calendar month will be available upon request 5 business days following each month-end.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- Each Fund may incur significant transaction costs that are in addition to the total annual Fund operating expenses disclosed in the fee tables. These transaction costs are made up of all the costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Fund's transaction costs are not.

How the Funds are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER (COLUMBIA MANAGEMENT ADVISORS, LLC) AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 100 mutual fund portfolios in the Columbia Funds Family, including the Funds described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities and money market instruments. The Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions.

Columbia Management currently has approximately $312 billion in assets under management, which consists of assets under the discretionary management of both the Adviser and Columbia Wanger Asset Management, L.P.

Columbia Funds pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with the Adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

The Adviser has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2007. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that the Adviser will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees the Adviser can receive, along with the actual advisory fees the Adviser and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  COLUMBIA CASH RESERVES                                      0.15%        0.12%



  COLUMBIA MUNICIPAL RESERVES                                 0.15%        0.12%

INVESTMENT SUB-ADVISERS

Columbia Funds and the Adviser engage one or more investment sub-advisers for certain Funds to make day-to-day investment decisions for the Fund. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and the Funds have applied for relief from the SEC to permit the Funds to act on many of the Adviser's recommendations with approval only by the Board and not by Fund shareholders. The Adviser or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

A discussion regarding the basis for the Board of Trustees approving the investment sub-advisory agreement with each sub-adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02111-2621

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO REFERRED TO AS A SELLING OR SERVICING AGENT. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.

--------------------------------------------------------------------------------


OTHER SERVICE PROVIDERS

The Funds are distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer and an indirect, wholly-owned subsidiary of Bank of America Corporation.

The Adviser and the Distributor may pay significant amounts from their own assets to selling or servicing agents of the Funds for distribution-related activities or other services they provide. These amounts may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of marketing related services or access-advantages to the Funds, including, for example, presenting Funds on "preferred" or "select" lists, in return for the payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.

In addition, the Adviser and the Distributor may pay significant amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by the Funds' transfer agent. The Columbia Funds also may pay significant amounts to third party intermediaries, including selling and servicing agents, for providing these types of services or incurring these types of costs.

These and other payments, and the difference between payments made with respect to the Funds and those made with respect to other mutual funds available through the agent, may give rise to conflicts of interest between the agent and its clients. You should be aware of these potential conflicts of interest and discuss these matters with your selling or servicing agent.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------


Columbia Management Advisors, LLC is the administrator of the Funds (Administrator), and is responsible for overseeing the administrative operations of the Funds. The Funds pay the Administrator a fee of 0.10% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds and is paid monthly.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc., is the transfer agent for the Funds' shares (Transfer Agent), and is an indirect, wholly-owned subsidiary of Bank of America Corporation. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares
(DOLLAR SIGN GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


This prospectus offers Class Z Shares of the Funds. Here are some general rules about this class of shares:

THE FUNDS ARE NO LONGER ACCEPTING NEW INVESTMENTS FROM PROSPECTIVE INVESTORS IN CLASS Z SHARES OF THE FUNDS. CLASS Z SHARES OF THE FUNDS CURRENTLY MAY ONLY BE PURCHASED BY CURRENT SHAREHOLDERS AND BY INVESTORS WHO PURCHASE SHARES THROUGH EXCHANGES OF CLASS Z SHARES OF OTHER FUNDS.

  - Class Z Shares are available to certain eligible investors. The eligible investors described below are subject to different minimum initial investment requirements. Eligible investors and their applicable investment minimums are as follows:

NO MINIMUM INITIAL INVESTMENT


     - Any client of Bank of America Corporation or a subsidiary purchasing shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America Corporation or the subsidiary;

     - Any group retirement plan, including defined benefit and defined contribution plans such as: 401(k), 403(b), and 457(b) plans (but excluding individual retirement accounts (IRAs)), for which an intermediary or other entity provides services and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent;

     - Any investor purchasing through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code; or

     - Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

$1,000 MINIMUM INITIAL INVESTMENT


     - Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares;
       (ii) who held Primary A Shares prior to the share class re-titling on August 22, 2005 (iii) who holds Class A shares that were obtained by exchange of Class Z shares; or (iv) who purchased certain no-load shares of a fund merged with a fund distributed by the Distributor;

     - Any trustee or director (or family member of a trustee or director) of any fund distributed by the Distributor;

     - Any employee (or family member of an employee) of Bank of America Corporation or a subsidiary;

     - Any investor participating in an account offered by an intermediary or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor purchasing through an intermediary must independently satisfy the $1,000 minimum investment requirement);

     - Any institutional investor which is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization; which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933; or

     - Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, purchasing shares for its own account, including Bank of America Corporation, its affiliates, or subsidiaries.

The Funds reserve the right to change the criteria for eligible investors and the investment minimums. No minimum investment applies to accounts participating in the automatic investment plan; however, each investment requires a $50 minimum purchase. The Funds also reserve the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

You'll find more information about buying, selling and exchanging Class Z Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.345.6611 if you have any questions or you need help placing an order.

Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Class Z shares. Certain financial institutions and intermediaries that offer Class Z shares may have policies that clients holding Class Z shares through the financial institution or intermediary will automatically have their holdings converted to Class A shares at the time that they move their relationship away from the financial institution or intermediary. Generally, no sales charges or other charges will apply to such a conversion, however an investor should contact their financial institution or intermediary to learn the details of any such policy and also should talk to their tax adviser about the tax consequences of any such automatic conversion. In addition, Class A shares have higher operating costs which can reduce total returns.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

Frequent purchases and sales of Fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the Funds) and disrupting portfolio management strategies. However, money market funds are designed to offer investors a liquid cash option that they may purchase and sell as often as they wish. Accordingly, Columbia Funds' Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares and the Funds accommodate frequent trading.

Except as expressly described in this prospectus (such as minimum purchase amounts), the Funds have no limits on purchase or exchange transactions. The Funds reserve the right, but have no obligation, to reject any purchase or exchange transaction at any time. In addition, Columbia Funds reserves the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE MONEY MARKET FUNDS RESERVE THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

IN ADDITION TO WEEKENDS, EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  - 9:45 a.m., 11:00 a.m., 2:30 p.m. and 5:00 p.m. Eastern time each business day for each share class of Columbia Cash Reserves

  - 12:00 noon Eastern time each business day for each share class of Columbia Municipal Reserves

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN A FUND

The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders to buy, sell or exchange shares may be delivered to the Transfer Agent by phone, in writing, or through the internet. For more information on account and trading restrictions and special sign-up procedures for internet transactions, please call us at 1.800.353.0828 for Institutional Investors or 1.800.345.6611 for individual investors. The Transfer Agent has procedures in place to authenticate electronic instructions. You will be asked to accept the terms of an online agreement(s) and utilize a password for internet services. Orders received in good order by the Fund, Distributor, Transfer Agent or their agents by the following times on a business day (unless the Fund closes early) will be processed as follows:

  - If your order for Columbia Cash Reserves is received in good form by the Transfer Agent by 5:00 p.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and you'll receive that day's dividends).

  - If your order for Columbia Municipal Reserves is received in good form by the Transfer Agent by 12:00 noon Eastern time, you will receive that day's net asset value per share.

Investors are encouraged to place orders to sell as early in the day as possible. The business day that applies to an order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. We will not be liable for following telephone instructions that we reasonably believe are genuine.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.


--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(DOLLAR SIGN       BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Class Z Shares at net asset value per share.

        - For purchases via Fedwire, we must receive payment by the close of the Federal Reserve wire transfer system (typically 6 p.m. Eastern time) on the business day that the Fund, Distributor, Transfer Agent or their agents receive the order (unless the Fund closes early).

            If we receive payment after this time, we'll cancel the order. We'll return any payment we receive for orders that we cancel. We can change this time under certain circumstances, for example, when there's more wiring activity than normal.

        - If we do not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal fund rate. We have the right to redeem all or part of your holding of shares in any Fund in order to meet these costs.

        - Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We don't issue certificates.

        - Financial institutions and intermediaries are responsible for recording the beneficial ownership of the shares of their clients, and for reporting this ownership on account statements they send to their clients.

        - You may purchase shares of a Fund by electronically transferring money from your bank account to your Fund account by calling 1.800.422.3737. An electronic funds transfer may take up to two business days to settle and be considered in "good form." You must set up this feature prior to your request.

SYSTEMATIC INVESTMENT PLAN
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - You can buy shares any day of the month or quarterly basis.

  - Some exceptions may apply to employees of Bank of America and its affiliates. For details, please contact your investment professional.


(DOLLAR SIGN       SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - If you paid for your shares by check, we'll hold the sale proceeds when you sell those shares for at least 10 days after the trade date of the purchase.

        - You can sell up to an aggregate of $100,000 of shares by check via the telephone or through the internet to the address of record or via ACH to your bank in a 30-day period if you qualify for telephone orders.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - You may sell shares of a Fund and request that the proceeds be electronically transferred to your bank account. Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your request.

        - If you hold any shares in certificate form, you will not be able to sell those shares until you return those certificates to the Transfer Agent.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds of Columbia Cash Reserves for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or
          (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

        - We can delay payment of the sale proceeds of Columbia Municipal Reserves for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), or your account may be subject to an annual fee of $10. The Funds' transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty.

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you.

        - under certain other circumstances allowed under the 1940 Act.

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw funds any day of the month on a monthly, quarterly or semi-annual basis. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - Your account balance must be at least $5,000 to set up the plan. Certain fee based accounts are not subject to the $5,000 requirement.

  - If you set up the plan after you've opened your account, your signature must be Medallion Guaranteed.

  - We'll send you a check or deposit the money directly to your bank account.

  - You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------



(ARROW GRAPHIC)      EXCHANGING SHARES

      You can generally sell shares of a Fund to buy shares of another Columbia Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - You can exchange Class Z shares of a Fund for Class Z shares of any other Fund distributed by the Distributor. Some exceptions apply.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

AUTOMATIC EXCHANGE FEATURE
The Automatic Exchange Feature lets you exchange $100 or more of Class Z shares any day of the month. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to the Transfer Agent in writing or call 1.800.345.6611.

  - If you set up your plan to exchange more than $100,000 you must have your signature Medallion Guaranteed.

  - You can choose to have us transfer your money on any day of the month.

  - The rules for making exchanges apply to automatic exchanges.

Financial intermediary payments
[PERCENT GRAPHIC]

The Distributor or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor or one of its affiliates. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by the Distributor attributable to that financial intermediary, gross sales of the mutual funds distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the support payments to any one financial intermediary are generally expected to be between 0.02% and 0.10% (between 0.03% and 0.12% in the case of the Columbia Money Market Funds) on an annual basis for payments based on average net assets of the Funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds (other than the Columbia Money Market Funds) attributable to the financial intermediary. The Distributor or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in the Fund.

Payments may also be made to certain financial intermediaries, including other Bank of America affiliates, that provide investor services to retirement plans and other investment programs to compensate financial intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.40% of the total Fund assets in the program on an annual basis. The Board has authorized the Funds to reimburse the Transfer Agent for amounts paid to financial intermediaries that maintain assets in omnibus accounts, subject to an annual cap of 0.11% of net assets maintained in such accounts. The amounts in excess of that reimbursed by a Fund will be borne by the Distributor or its affiliates.

The Distributor or its affiliates may make other payments or allow promotional incentives to financial intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

Amounts paid by the Distributor or its affiliates are paid out of the Distributor's or its affiliates' own revenue and do not increase the amount paid by you or your Fund. You can find further details about the payments made by the Distributor or its affiliates and the services provided by financial intermediaries as well as a list of the financial intermediaries to which the

Distributor or its affiliates has agreed to make marketing support payments in the SAI, which can be obtained at www.columbiafunds.com or by calling
1.800.345.6611. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from the Distributor and its affiliates and any services it provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular Fund or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.

Distributions and taxes
(TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------

ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, the gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain, if any, to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares and is called a distribution.

Although the Funds do not expect to realize any capital gain, any capital gain realized by a Fund will be distributed at least once a year. The Funds declare distributions of net investment income each business day, and pay them on the first business day of each month. Normally, each Fund will declare and pay distributions of net investment income as indicated above. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily distribution Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Funds) or trade date (all other Funds), and realized net capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts because each class has different expenses.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at
1.800.345.6611. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the same Fund.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUND. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT


Distributions of a Fund's ordinary income and any net realized short-term capital gain, if any, generally are taxable to you as ordinary income. Although the Funds do not expect to realize significant capital gain, any distributions of net realized long-term capital gain, if any, generally are taxable to you as long-term capital gain.

In general, corporate shareholders will not be able to deduct any distributions when determining their taxable income. Fund distributions also will not qualify for reductions in federal income taxation of dividends payable to individuals from certain domestic and foreign corporations.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. State and local taxes may also apply to distributions.

COLUMBIA MUNICIPAL RESERVES

In general, you will not be subject to federal income tax on distributions from Columbia Municipal Reserves of its net tax-exempt interest income. Distributions from this Fund, however, may be subject to state, local and other taxes, including corporate taxes.

A portion of the distributions from Columbia Municipal Reserves may also be subject to alternative minimum taxes.

U.S. GOVERNMENT OBLIGATIONS


If you invest in U.S. government obligations directly, interest on those obligations is exempt from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult your tax adviser about your specific tax situation.

WITHHOLDING TAX


We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied as a credit against your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES


As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

Legal matters

On February 9, 2005, the Adviser and Distributor entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, the Adviser and Distributor have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. The Adviser and Distributor are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Columbia Funds Series Trust (formerly known as Nations Funds Trust), its Board of Trustees, Bank of America Corporation and certain of its affiliates, including the Adviser and Distributor (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and other cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Funds Series Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds Series Trust against BAC and others that asserts claims under the federal securities laws and state common law. Columbia Funds Series Trust is a nominal defendant in this action.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of these actions. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Columbia Funds shareholders and/or the Columbia Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for preliminary approval.

Separately, several putative class actions have been filed against Columbia Funds Series Trust, Bank of America Corporation and certain of its affiliates, and others, in various federal courts relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds (George Siepel, et al. v. Bank of America, Columbia Funds Series Trust, et al., instituted December 28, 2005, U.S. District Court, E.D. Mo.; Luleff v. Bank of America, Columbia Funds Series Trust, William Carmichael, et al., instituted February 22, 2006, U.S. District Court, S.D. NY). The suits allege various claims including state law claims for breach of fiduciary duty, breach of contract, unjust enrichment and violations of federal securities laws and seek damages and other remedies.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights tables are designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the Funds' financial statements, is included in the Funds' annual report. The independent registered public accounting firm's report and the Funds' financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

  COLUMBIA CASH RESERVES                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                  PERIOD ENDED
  CLASS Z SHARES                                                   03/31/06+
  Net asset value, beginning of period                               $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                      $0.0156
  LESS DISTRIBUTIONS:
  Dividends from net investment income                             $(0.0156)
  Net asset value, end of period                                     $1.00
  TOTAL RETURN++                                                    1.57%(b)
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                              $753,395
  Ratio of operating expenses to average
    net assets(a)                                                   0.20%(c)
  Ratio of net investment income/(loss)
    to average net assets                                           4.29%(c)
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                                       0.27%(c)

+ Cash Reserves Class Z commenced operations on November 18, 2005.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) Not annualized.
(c) Annualized.

  COLUMBIA MUNICIPAL RESERVES             FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                  PERIOD ENDED
  CLASS Z SHARES                                                   03/31/06+
  Net asset value, beginning of period                               $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                      $0.0109
  LESS DISTRIBUTIONS:
  Dividends from net investment income                             $(0.0109)
  Net asset value, end of period                                     $1.00
  TOTAL RETURN++                                                    1.09%(b)
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                              $54,158
  Ratio of operating expenses to average
    net assets(a)                                                 0.20%(a)(d)
  Ratio of net investment income/(loss)
    to average net assets                                           2.96%(d)
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                                     0.26%(a)(d)

+ Municipal Reserves Class Z Shares commenced operations on November 18, 2005. ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) Not annualized.
(c) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(d) Annualized.

Hypothetical investment and expense information

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Funds, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in each class of the Funds assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the Funds, which are the same as those stated in the Annual Fund Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables shown below reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charges, if any, which may be payable on redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

COLUMBIA CASH RESERVES -- CLASS Z SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%
              CUMULATIVE RETURN     ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE          AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO             EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%            0.20%                4.80%              $10,480.00       $20.48
       2           10.25%            0.27%                9.76%              $10,975.70       $28.97
       3           15.76%            0.27%               14.95%              $11,494.85       $30.34
       4           21.55%            0.27%               20.39%              $12,038.56       $31.77
       5           27.63%            0.27%               26.08%              $12,607.99       $33.27
       6           34.01%            0.27%               32.04%              $13,204.34       $34.85
       7           40.71%            0.27%               38.29%              $13,828.91       $36.49
       8           47.75%            0.27%               44.83%              $14,483.02       $38.22
       9           55.13%            0.27%               51.68%              $15,168.06       $40.03
      10           62.89%            0.27%               58.86%              $15,885.51       $41.92
  TOTAL GAIN AFTER FEES &
    EXPENSES                                                                  $5,885.51
  TOTAL ANNUAL FEES & EXPENSES
    PAID                                                                                     $336.34

COLUMBIA MUNICIPAL RESERVES -- CLASS Z SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%
              CUMULATIVE RETURN     ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE          AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO             EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%             0.20%               4.80%              $10,480.00       $20.48
       2           10.25%             0.26%               9.77%              $10,976.75       $27.89
       3           15.76%             0.26%              14.97%              $11,497.05       $29.22
       4           21.55%             0.26%              20.42%              $12,042.01       $30.60
       5           27.63%             0.26%              26.13%              $12,612.80       $32.05
       6           34.01%             0.26%              32.11%              $13,210.65       $33.57
       7           40.71%             0.26%              38.37%              $13,836.83       $35.16
       8           47.75%             0.26%              44.93%              $14,492.70       $36.83
       9           55.13%             0.26%              51.80%              $15,179.65       $38.57
      10           62.89%             0.26%              58.99%              $15,899.17       $40.40
  TOTAL GAIN AFTER FEES &
    EXPENSES                                                                  $5,899.17
  TOTAL ANNUAL FEES & EXPENSES
    PAID                                                                                     $324.78

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO COLUMBIA FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------


Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of the Fund's assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 under the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

DEBT SECURITY -- when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has received a rating in the highest short-term rating category from two, or in some circumstances one, nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.
GUARANTEED INVESTMENT CONTRACT -- an investment instrument issued by a rated insurance company in return for a payment by an investor.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as Standard & Poor's Corporation or Moody's Investors Service, Inc. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board. Please see the SAI for more information about credit ratings.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MONEY MARKET INSTRUMENT -- a high quality, short-term debt security that pays interest based on a fixed, variable or floating rate and is considered to mature in 13 months or less. Money market instruments include, but are not limited to, U.S. Treasury obligations, U.S. government obligations, certificates of deposit and time deposits, bankers' acceptances, commercial paper, corporate bonds, extendible commercial notes, asset backed securities, funding agreements, repurchase agreements and certain municipal securities.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

PARTICIPATION -- a pass-through certificate representing a share in a pool of debt obligations or other instruments.

PASS-THROUGH CERTIFICATE -- securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

PRIVATE ACTIVITY BOND -- a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SPECIAL PURPOSE ISSUER -- an entity organized solely to issue asset-backed securities on a pool of assets it owns.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATIONS -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

--------------------------------------------------------------------------------

  COLUMBIA MANAGEMENT--Registered Trademark--






  Where to find more information

  You'll find more information about Columbia Money Market Funds in the following documents:



  Annual and semi-annual reports             Information about the Funds can be
                                             reviewed and copied at the SEC's
  The annual and semi-annual reports         Public Reference Room in
  contain information about Fund             Washington, D.C. Information on the
  investments and performance, the           operation of the Public Reference
  financial statements and the               Room may be obtained by calling the
  independent registered public              SEC at 1-202-942-8090. The reports
  accounting firm's reports. The             and other information about the
  annual report also includes a              Funds are available on the EDGAR
  discussion about the market                Database on the SEC's Internet site
  conditions and investment                  at http://www.sec.gov, and copies
  strategies that had a significant          of this information may be
  effect on each Fund's performance          obtained, after paying a
  during the period covered.                 duplicating fee, by electronic
                                             request at the following E-mail
  Statement of Additional Information        address: publicinfo@sec.gov, or by
                                             writing the SEC's Public Reference
  The SAI contains additional                Section, Washington, D.C.
  information about the Funds and            20549-0102.
  their policies. The SAI is legally
  part of this prospectus (it's
  incorporated by reference). A copy
  has been filed with the SEC.

  You can obtain a free copy of these
  documents, request other
  information about the Funds and
  make shareholder inquiries by
  contacting Columbia Funds:

  By telephone:
  1.800.345.6611

  By mail:
  COLUMBIA FUNDS
  C/O COLUMBIA FUNDS SERVICES
  P.O. BOX 8081
  BOSTON, MA 02266-8081

  On the Internet:
  www.columbiafunds.com

--------------------------------------------------------------------------------

  SEC file number: 811-09645
  Columbia Funds Series Trust

  CSH-36/111389-0606

--------------------------------------------------------------------------------

  COLUMBIA MANAGEMENT--Registered Trademark--












                                  --------------------------------------


                                    Money Market Funds

                                    Prospectus - Retail A Shares

                                    August 1, 2006

                                  --------------------------------------


                                    Columbia Money Market Reserves

                                    Columbia Government Reserves

                                    Columbia Tax-Exempt Reserves

                                    Columbia New York Tax-Exempt Reserves







                                    THE SECURITIES AND EXCHANGE COMMISSION (SEC)
                                    HAS NOT APPROVED OR DISAPPROVED THESE
                                    SECURITIES OR DETERMINED IF THIS PROSPECTUS
                                    IS TRUTHFUL OR COMPLETE.

                                    ANY REPRESENTATION TO THE CONTRARY IS A
                                    CRIMINAL OFFENSE.


--------------------------------------------------------------------------------

  NOT FDIC-INSURED

  NOT BANK ISSUED

  NO BANK GUARANTEE

  MAY LOSE VALUE

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE COLUMBIA FUNDS FAMILY (COLUMBIA FUNDS OR COLUMBIA FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 44.

YOUR INVESTMENT IN A FUND IS NOT A BANK DEPOSIT OR OTHER OBLIGATION OF, OR ISSUED OR ENDORSED OR GUARANTEED BY, BANK OF AMERICA, N.A. (BANK OF AMERICA) OR ANY OF ITS AFFILIATES. YOUR INVESTMENT IN A FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUNDS AND MAY BE COMPENSATED OR INCENTED IN CONNECTION WITH THE SALE OF THE FUNDS.

YOUR INVESTMENT IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL INVESTED. YOUR INVESTMENT MAY LOSE MONEY.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about some Columbia Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions. SUBJECT TO CERTAIN LIMITED EXCEPTIONS, COLUMBIA MONEY MARKET RESERVES, COLUMBIA GOVERNMENT RESERVES, COLUMBIA TAX-EXEMPT RESERVES AND COLUMBIA NEW YORK TAX-EXEMPT RESERVES ARE NO LONGER ACCEPTING NEW INVESTMENTS FROM PROSPECTIVE INVESTORS IN RETAIL A SHARES. PLEASE SEE EACH FUND'S DESCRIPTION FOR MORE INFORMATION.

This prospectus offers Retail A Shares of the Funds. Please turn to BUYING, SELLING AND EXCHANGING SHARES for more information about who is eligible to buy this class of shares.

ABOUT THE FUNDS

The Money Market Funds seek to provide income while protecting the principal of your original investment by investing in money market instruments.

Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

ARE THESE FUNDS RIGHT FOR YOU?

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Money Market Funds may be suitable for you if:

  - you're looking for a relatively low risk investment with stability of principal

  - you have short-term income needs

They may not be suitable for you if:

  - you're looking for higher returns and are prepared to assume a higher level of investment risk

  - you're more comfortable with bank deposits that are FDIC-insured

You'll find a discussion of each Fund's investment objective, principal investment strategies and principal risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.353.0828 if you're an institutional investor, or 1.800.345.6611 if you're an individual investor. You can also contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

COLUMBIA MANAGEMENT ADVISORS, LLC (THE ADVISER) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER STARTING ON PAGE 25.

--------------------------------------------------------------------------------


------------------------------------------------------------------
COLUMBIA MONEY MARKET RESERVES                                   4
------------------------------------------------------------------
COLUMBIA GOVERNMENT RESERVES                                     8
------------------------------------------------------------------
COLUMBIA TAX-EXEMPT RESERVES                                    13
------------------------------------------------------------------
COLUMBIA NEW YORK TAX-EXEMPT RESERVES                           18
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     22
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       25

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                         27
     How orders are processed                                   28
  How selling and servicing agents are paid                     32
  Distributions and taxes                                       34
  Legal matters                                                 37
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            38
------------------------------------------------------------------
HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION                 41
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   44
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

COLUMBIA MONEY MARKET RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 25.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.


(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - bank obligations, including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches,

  - commercial paper,

  - corporate bonds,

  - extendible commercial notes,

  - asset-backed securities,

  - funding agreements,

  - municipal securities,

  - repurchase agreements and

  - other high quality short-term obligations.

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the portfolio management team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPHIC)     PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
                   SUBJECT TO CERTAIN LIMITED EXCEPTIONS DISCUSSED BELOW, THE FUND IS NO LONGER
                   ACCEPTING NEW INVESTMENTS FROM PROSPECTIVE INVESTORS IN RETAIL A SHARES. SHARES
                   OF THE FUND CURRENTLY MAY ONLY BE PURCHASED BY CURRENT SHAREHOLDERS AND BY
                   INVESTORS WHO PURCHASE SHARES THROUGH EXCHANGES OF RETAIL A SHARES OF OTHER
                   FUNDS.

Columbia Money Market Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

BECAUSE RETAIL A SHARES HAVE NOT BEEN OFFERED FOR A FULL CALENDAR YEAR, THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS. THE CAPITAL CLASS SHARES HAVE SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*




      The bar chart shows you how the performance of the Fund's Capital Class Shares has varied from year to year.

               1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               5.28%    5.62%    5.55%    5.21%    6.46%    4.15%    1.73%    1.05%    1.24%    3.11%



              *Year-to-date return as of June 30, 2006: 2.28%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:                   1.65%
         WORST: 2ND QUARTER 2004:                  0.23%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                         1 YEAR   5 YEARS   10 YEARS
         CAPITAL CLASS SHARES                            3.11%     2.25%     3.92%

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Retail A Shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              Retail A
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES
         (EXPENSES THAT ARE DEDUCTED FROM THE FUND'S ASSETS)



         MANAGEMENT FEES(1)                                             0.25%



         Shareholder servicing fees                                     0.07%



                                                                        0.01%
         Other expenses(2)                                               ------



         Total annual Fund operating expenses                           0.33%



                                                                       (0.06)%
         Fee waivers and/or reimbursements                               ------



                                                                        0.27%
         Total net expenses(3)                                           ======

      (1)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (2)Other expenses are based on estimated amounts for the current fiscal year.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE
      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Retail A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         RETAIL A SHARES                         $28      $100      $179       $412

COLUMBIA GOVERNMENT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 25.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   This Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   This Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.
                   Under normal circumstances, the Fund will invest at least 80% of its assets in
                   U.S. government obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily U.S. government obligations and U.S. Treasury obligations.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPHIC)     PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
                   SUBJECT TO CERTAIN LIMITED EXCEPTIONS DISCUSSED BELOW, THE FUND IS NO LONGER
                   ACCEPTING NEW INVESTMENTS FROM PROSPECTIVE INVESTORS IN RETAIL A SHARES. SHARES
                   OF THE FUND CURRENTLY MAY ONLY BE PURCHASED BY CURRENT SHAREHOLDERS AND BY
                   INVESTORS WHO PURCHASE SHARES THROUGH EXCHANGES OF RETAIL A SHARES OF OTHER
                   FUNDS.

Columbia Government Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income and alternative minimum taxes and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

BECAUSE RETAIL A CLASS SHARES HAVE NOT BEEN OFFERED FOR A FULL CALENDAR YEAR, THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS. THE LIQUIDITY CLASS SHARES HAVE SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Liquidity Class Shares has varied from year to year.

               1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               5.19%    5.34%    5.27%    4.87%    6.17%    3.90%    1.51%    0.88%    1.05%    2.86%



              *Year-to-date return as of June 30, 2006: 2.17%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 3RD QUARTER 2000:                1.59%
         WORST: 1ST QUARTER 2004:               0.18%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                         1 YEAR   5 YEARS   10 YEARS
         LIQUIDITY CLASS SHARES                          2.86%     2.04%     3.69%

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Retail A Shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              Retail A
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES
         (Expenses that are deducted from the Fund's assets)



         Management fees(1)                                             0.25%



         Shareholder servicing fees                                     0.09%



                                                                        0.02%
         Other expenses(2)                                               ------



         Total annual Fund operating expenses                           0.36%



                                                                       (0.07)%
         Fee waivers and/or reimbursements                               ------



                                                                        0.29%
         Total net expenses(3)                                           ======

      (1)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (2)Other expenses are based on estimated amounts for the current fiscal year.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Retail A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         RETAIL A SHARES                         $30      $109      $195       $449

COLUMBIA TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 25.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. The Fund normally invests all of its assets in municipal securities which pay interest that is free from federal income and alternative minimum taxes. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPHIC)     PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
                   SUBJECT TO CERTAIN LIMITED EXCEPTIONS DISCUSSED BELOW, THE FUND IS NO LONGER
                   ACCEPTING NEW INVESTMENTS FROM PROSPECTIVE INVESTORS IN RETAIL A SHARES. SHARES
                   OF THE FUND CURRENTLY MAY ONLY BE PURCHASED BY CURRENT SHAREHOLDERS AND BY
                   INVESTORS WHO PURCHASE SHARES THROUGH EXCHANGES OF RETAIL A SHARES OF OTHER
                   FUNDS.

Columbia Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on municipal obligations, which generally are free from federal income and alternative minimum taxes, but may be subject to state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes; however, such opinions are not binding on tax authorities. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

BECAUSE RETAIL A CLASS SHARES HAVE NOT BEEN OFFERED FOR A FULL CALENDAR YEAR, THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS. THE TRUST CLASS SHARES HAVE SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Trust Class Shares has varied from year to year.

               1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               3.31%    3.49%    3.29%    3.09%    3.94%    2.57%    1.20%    0.81%    0.94%    2.13%



              *Year-to-date return as of June 30, 2006: 1.51%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:                   1.03%
         WORST: 1ST QUARTER 2004:                  0.17%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                         1 YEAR   5 YEARS   10 YEARS
         TRUST CLASS SHARES                              2.13%     1.53%      2.47%

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER THAT FEES YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Retail A Shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              Retail A
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES
         (EXPENSES THAT ARE DEDUCTED FROM THE FUND'S ASSETS)



         MANAGEMENT FEES(1)                                             0.25%



         Shareholder servicing fees                                     0.09%



                                                                        0.02%
         Other expenses(2)                                               ------



         Total annual Fund operating expenses                           0.36%



                                                                       (0.07)%
         Fee waivers and/or reimbursements                               ------



                                                                        0.29%
         Total net expenses(3)                                           ======

      (1)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (2)Other expenses are based on estimated amounts for the current fiscal year.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Retail A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         RETAIL A SHARES                         $30      $110      $197       $452

COLUMBIA NEW YORK TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 25.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from New York state individual income tax and federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in municipal securities that pay interest that is free from federal income tax and New York state individual income tax. These securities are issued by or on behalf of the State of New York, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         SUBJECT TO CERTAIN LIMITED EXCEPTIONS DISCUSSED BELOW, THE FUND IS NO LONGER
                   ACCEPTING NEW INVESTMENTS FROM PROSPECTIVE INVESTORS IN RETAIL A SHARES. SHARES
                   OF THE FUND CURRENTLY MAY ONLY BE PURCHASED BY CURRENT SHAREHOLDERS AND BY
                   INVESTORS WHO PURCHASE SHARES THROUGH EXCHANGES OF RETAIL A SHARES OF OTHER
                   FUNDS.

Columbia New York Tax-Exempt Reserves has the following risks:
      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from individual income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on New York municipal obligations, which generally are free from federal income tax and New York State and New York City individual income tax, but may be subject to alternative minimum taxes and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be a suitable investment for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes; however, such opinions are not binding on tax authorities. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by New York State, New York City and New York's other municipalities, is more vulnerable to unfavorable developments in New York than funds that invest in municipal bonds of many different states. Although New York's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment and a very small share of the nation's farming and mining activity, adverse conditions affecting any one of these industries could have a negative impact on New York municipal securities. Travel and tourism also constitute an important part of the New York State and City economies. The September 11, 2001 terrorist attack on the World Trade Center in New York City had an adverse effect on all areas of the New York economy. In addition, State costs for employee pensions have increased dramatically, while costs associated with debt services, Medicaid, welfare and other entitlement programs have also risen. However, New York's economy has been growing since September 2003.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

BECAUSE RETAIL A SHARES HAVE NOT BEEN OFFERED FOR A FULL CALENDAR YEAR, THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS. THE CAPITAL CLASS SHARES HAVE SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Capital Class Shares has varied from year to year.

               2003     2004     2005
               ----     ----     ----
               0.94%    1.06%    2.22%



              *Year-to-date return as of June 30, 2006: 1.56%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2005:           0.68%
         WORST: 3RD QUARTER 2003:          0.20%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         CAPITAL CLASS SHARES                                      2.22%     1.37%




      *THE INCEPTION DATE OF CAPITAL CLASS SHARES IS FEBRUARY 15, 2002.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Retail A Shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              Retail A
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES
         (EXPENSES THAT ARE DEDUCTED FROM THE FUND'S ASSETS)



         MANAGEMENT FEES(1)                                             0.25%



         Shareholder servicing fees                                     0.10%



                                                                        0.09%
         Other expenses(2)                                               ------



         Total annual Fund operating expenses                           0.44%



                                                                       (0.14)%
         Fee waivers and/or reimbursements                               ------



                                                                        0.30%
         Total net expenses(3)                                           ======

      (1)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (2)Other expenses are based on estimated amounts for the current fiscal year.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------

      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Retail A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         RETAIL A SHARES                         $31      $127      $232       $541

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Fund's investment objective, principal investment strategies and risks in the descriptions starting on page
4. The following are some other risks and information you should consider before you invest:

      - SPECIAL RULES FOR MONEY MARKET FUNDS -- Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

          - may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

          - must maintain an average dollar-weighted maturity of 90 days or less

             Also, the Funds:

          - may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days (except for Columbia New York Tax-Exempt Reserves, which is subject to less restrictive diversification standards)

          - may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier securities (except for Columbia New York Tax-Exempt Reserves, which may invest up to 5% of its total assets in second-tier securities)

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. The 80% Policy of certain Funds may be changed without shareholder approval by giving shareholders at least 60 days' notice. The 80% Policy of certain other Funds and other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons may not earn income.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, distribution, administration, shareholder servicing, transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Columbia Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Columbia Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI and on the Columbia Funds' website at www.columbiafunds.com under Fund Portfolio Data. In addition, a complete list of each Fund's portfolio holdings for each calendar month will be available upon request 5 business days following each month-end.

      - INFORMATION FOR FEDERALLY CHARTERED CREDIT UNIONS -- Shares of Columbia Government Reserves are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration Rules and Regulations and the National Credit Union Administration Letter Number 155.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- Each Fund may incur significant transaction costs that are in addition to the total annual Fund operating expenses disclosed in the fee tables. These transaction costs are made up of all the costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Fund's transaction costs are not.

      - MUNICIPAL SECURITIES -- State and local governments issue municipal securities to raise money to finance public works, to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions. Some municipal securities, known as private activity bonds, are issued to finance projects for private companies. Municipal securities, which can be issued as bonds, notes or commercial paper, usually have fixed interest rates, although some have interest rates that change from time to time. There are several types of municipal securities. General obligation securities are secured by the issuer's full faith, credit and taxing power. Revenue securities are usually payable only from revenues derived from specific facilities or revenue sources. Private activity bonds are usually revenue securities since they are typically payable by the private user of the facilities financed by the bonds.

      - REPURCHASE AGREEMENTS -- Repurchase agreements are transactions in which a Fund buys securities from a seller (usually a bank or broker-dealer) who agrees to buy them back from the Fund on a certain date and at a certain price. Repurchase agreements, while backed by collateral, carry some risk that the other party may not fulfill its obligations under the agreement.

      - OTHER TYPES OF INVESTMENTS -- This prospectus describes each Fund's main investment strategies and the particular types of securities in which each Fund mainly invests. Each Fund may, from time to time, pursue other investment strategies and make other types of investments in support of its overall investment goal. These supplemental investment strategies, which are not considered to be main investment strategies of the Funds -- and the risks involved -- are described in detail in the SAI, which is referred to on the back cover of this prospectus.

How the Funds are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

COLUMBIA MANAGEMENT GROUP, LLC (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER (COLUMBIA MANAGEMENT ADVISORS, LLC) AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 100 mutual fund portfolios in the Columbia Funds Family, including the Money Market Funds described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities and money market instruments. The Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions.

Columbia Management currently has approximately $312 billion in assets under management, which consists of assets under the discretionary management of both the Adviser and Columbia Wanger Asset Management, L.P.

Columbia Funds pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with the Adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

The Adviser has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2007. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that the Adviser will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees the Adviser can receive, along with the actual advisory fees the Adviser and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  COLUMBIA MONEY MARKET RESERVES                              0.15%        0.12%



  COLUMBIA GOVERNMENT RESERVES                                0.15%        0.12%



  COLUMBIA TAX-EXEMPT RESERVES                                0.15%        0.12%



  COLUMBIA NEW YORK TAX-EXEMPT RESERVES                       0.15%        0.15%

INVESTMENT SUB-ADVISER

Columbia Funds and the Adviser may engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and the Funds have applied for relief from the SEC to permit the Funds to act on many of the Adviser's recommendations with approval only by the Board and not by Fund shareholders. The Adviser or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

A discussion regarding the basis for the Board of Trustees approving the investment sub-advisory agreement with each sub-adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02111-2621

--------------------------------------------------------------------------------


OTHER SERVICE PROVIDERS

The Funds are distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer and an indirect, wholly-owned subsidiary of Bank of America Corporation. The Distributor may pay shareholder servicing fees and/or other compensation to companies for providing services to investors.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------


Columbia Management Advisors, LLC is the administrator of the Funds (Administrator), and is responsible for overseeing the administrative operations of the Funds. The Funds pay the Administrator a fee of 0.10% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
SERVICES, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02111-2621

--------------------------------------------------------------------------------


Columbia Management Services, Inc. is the transfer agent for the Funds' shares (Transfer Agent), and is an indirect, wholly-owned subsidiary of Bank of America Corporation. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares
(DOLLAR SIGN GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


This prospectus offers Retail A Shares of the Funds. Here are some general rules about this class of shares:

  - Retail A Shares are only available to existing shareholders of Retail A Shares.

You'll find more information about buying, selling and exchanging Retail A Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related services and programs.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. If you have questions about buying, selling or exchanging, or you need help placing an order, please call us at 1.800.353.0828 if you're an institutional investor, or 1.800.345.6611 if you're an individual investor. You can also contact your investment professional.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

Frequent purchases and sales of Fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the Funds) and disrupting portfolio management strategies. However, money market funds are designed to offer investors a liquid cash option that they may purchase and sell as often as they wish. Accordingly, Columbia Funds' Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares and the Funds accommodate frequent trading.

Except as expressly described in this prospectus (such as minimum purchase amounts), the Funds have no limits on purchase or exchange transactions. The Funds reserve the right, but have no obligation, to reject any purchase or exchange transaction at any time. In addition, Columbia Funds reserves the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE MONEY MARKET FUNDS RESERVE THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

IN ADDITION TO WEEKENDS, EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  - 9:45 a.m., 11:00 a.m., 2:30 p.m. and 5:00 p.m. Eastern time each business day for each share class of Columbia Money Market Reserves

  - 9:45 a.m., 11:00 a.m. and 2:30 p.m. Eastern time each business day for each share class of Columbia Government Reserves

  - 12:00 noon Eastern time each business day for each share class of Columbia Tax-Exempt Reserves

  - 11:30 a.m. Eastern time each business day for each share class of Columbia New York Tax-Exempt Reserves

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN A FUND

The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders to buy, sell or exchange shares may be delivered to the Transfer Agent by phone, in writing, or through the internet. For more information on account and trading restrictions and special sign-up procedures for internet transactions, please call us at 1.800.353.0828 for institutional investors or 1.800.345.6611 for individual investors. The Transfer Agent has procedures in place to authenticate electronic instructions. You will be asked to accept the terms of an online agreement(s) and utilize a password for internet services. Orders received in good order by the Fund, Distributor, Transfer Agent or their agents by the following times on a business day (unless the Fund closes early) will be processed as follows:

  - If your order for Columbia Money Market Reserves is received in good form by the Transfer Agent by 5:00 p.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you'll receive that day's dividends).

  - If your order for Columbia Government Reserves is received in good form by the Transfer Agent by 2:30 p.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you'll receive that day's dividends).

  - If your order for Columbia Tax-Exempt Reserves is received and accepted by the Transfer Agent by 12:00 noon Eastern Time, you will receive that day's net asset value per share (and in the case of purchases you'll receive that day's dividends).

  - If your order for Columbia New Your Tax-Exempt Reserves is received and accepted by the Transfer Agent by 11:30 a.m. Eastern time, you will receive that day's net asset value per share (and in the case of purchases you'll receive that day's dividends).

Investors are encouraged to place orders to sell as early in the day as possible. The business day that applies to an order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. We will not be liable for following telephone instructions that we reasonably believe are genuine.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------


(DOLLAR SIGN       BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Retail A Shares at net asset value per share.

        - For purchases via Fedwire, we must receive payment by the close of the Federal Reserve wire transfer system (typically 6 p.m. Eastern time) on the business day that the Fund, Distributor, Transfer Agent or their agents receive the order (unless the Fund closes early).

        If we receive payment after this time, we'll cancel the order. We'll return any payment we receive for orders that we cancel. We can change this time under certain circumstances, for example, when there's more wiring activity than normal.

        - If we do not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal fund rate. We have the right to redeem all or part of your holding of shares in any Fund in order to meet these costs.

        - Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We don't issue certificates.

        - You may purchase shares of a Fund by electronically transferring money from your bank account to your Fund account by calling 1.800.422.3737. An electronic funds transfer may take up to two business days to settle and be considered in "good form." You must set up this feature prior to your request.

--------------------------------------------------------------------------------

"GOOD FORM" MEANS THAT THE MONEY USED TO PURCHASE YOUR SHARES IS FULLY COLLECTED. WHEN SELLING SHARES BY LETTER OF INSTRUCTION, "GOOD FORM" ALSO MEANS
(I) YOUR LETTER HAS COMPLETE INSTRUCTIONS, THE PROPER SIGNATURES AND MEDALLION SIGNATURE GUARANTEES IF NECESSARY AND (II) ANY OTHER REQUIRED DOCUMENTS ARE ATTACHED. SIGNATURES MUST BE GUARANTEED BY EITHER A BANK, A MEMBER FIRM OF A NATIONAL STOCK EXCHANGE OR ANOTHER ELIGIBLE GUARANTOR THAT PARTICIPATES IN THE MEDALLION SIGNATURE GUARANTEE PROGRAM FOR REDEMPTIONS OVER $100,000, ALTERNATE PAYEE OR MAILING INSTRUCTIONS. FOR ADDITIONAL DOCUMENTS REQUIRED FOR SALES BY CORPORATIONS, AGENTS, FIDUCIARIES, SURVIVING JOINT OWNERS AND OTHER LEGAL ENTITIES PLEASE CALL 1.800.353.0828 (INSTITUTIONAL INVESTORS) OR 1.800.345.6611 (INDIVIDUAL INVESTORS). NO INTEREST WILL BE PAID ON UNCASHED REDEMPTION CHECKS.







 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------



(DOLLAR SIGN       SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - For redemptions via Fedwire, we normally send the sale proceeds by Fedwire as soon as practicable following the determination time applicable to your order. For more information please refer to HOW ORDERS ARE PROCESSED or contact the Transfer Agent.

        - You can sell up to an aggregate of $100,000 of shares by check via the telephone or through the internet to the address of record or via ACH to your bank in a 30-day period if you qualify for telephone orders.

        - If you paid for shares by check, we'll hold the sale proceeds when you sell those shares for at least 10 days after the trade date of the purchase.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - If you hold any shares in certificate form, you will not be able to sell those shares until you return the certificate to the Transfer Agent.

        - You may sell shares of a Fund and request that the proceeds be electronically transferred to your bank account. Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your request.

        - Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds of Columbia Money Market Reserves or Columbia Government Reserves for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in
          Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

        - We can delay payment of the sale proceeds of Columbia Tax-Exempt Reserves or Columbia New York Tax-Exempt Reserves for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $250 (other than as a result of depreciation in share value). The Transfer Agent will send you 60 days' written notification of such action and provide details on how you can add money to your account to avoid this penalty.

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you.

        - under certain other circumstances allowed under the 1940 Act.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------



(ARROW GRAPHIC)    EXCHANGING SHARES

      You can generally sell shares of a Fund to buy shares of another Fund distributed by the Distributor. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - You can generally exchange Retail A Shares of a Fund for Retail A Shares of any other Fund distributed by the Distributor. Some exceptions apply.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - We may limit the number of exchanges you can make within a specified period of time.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until Transfer Agent has received the certificate and deposited the shares to your account.

How selling and servicing agents are paid
(PERCENT GRAPHIC)

--------------------------------------------------------------------------------

THE SERVICING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS SOMETIMES REFERRED TO AS A SELLING AGENT.

--------------------------------------------------------------------------------


Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

SHAREHOLDER SERVICING FEES

Servicing agents are compensated for providing services to investors under a shareholder servicing plan.

Servicing agents may receive a maximum annual shareholder servicing fee as follows of the average daily net assets of Retail A Shares of the Funds.

  - 0.10% of Columbia New York Tax-Exempt Reserves

  - 0.09% of Columbia Tax-Exempt Reserves

  - 0.07% of Columbia Money Market Reserves

  - 0.09% of Columbia Government Reserves

Fees are calculated daily and paid monthly. Because these fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment, and may cost you more than any sales charges you may pay.

The Funds pay these fees to eligible servicing agents for as long as the plan continues. We may reduce or discontinue payments at any time.

OTHER COMPENSATION -- FINANCIAL INTERMEDIARY PAYMENTS

In addition, the Distributor or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor or one of its affiliates. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by the Distributor attributable to that financial intermediary, gross sales of the mutual funds distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the support payments to any one financial intermediary are generally expected to be between 0.02% and 0.10% (between 0.03% and 0.12% in the case of the Columbia Money Market Funds) on an annual basis for payments based on average net assets of the Funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds (other than the Columbia Money Market Funds) attributable to the financial intermediary. The Distributor or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in the Fund.

Payments may also be made to certain financial intermediaries, including other Bank of America affiliates, that provide investor services to retirement plans and other investment programs to compensate financial intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.30% of the total Fund assets in the program on an annual basis. The Board has authorized the Funds to reimburse the Transfer Agent for amounts paid to financial intermediaries that maintain assets in omnibus accounts, subject to an annual cap of 0.11% of net assets maintained in such accounts. The amounts in excess of that paid by a Fund will be borne by the Distributor or its affiliates.

The Distributor or its affiliates may make other payments or allow promotional incentives to financial intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

Amounts paid by the Distributor or its affiliates are paid out of the Distributor's or its affiliates' own revenue and do not increase the amount paid by you or your Fund. You can find further details about the payments made by the Distributor or its affiliates and the services provided by financial intermediaries as well as a list of the financial intermediaries to which the Distributor or its affiliates has agreed to make marketing support payments in the SAI, which can be obtained at www.columbiafunds.com or by calling
1.800.345.6611. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from the Distributor and its affiliates and any services it provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular Fund or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.

Distributions and taxes
(TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------

ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, the gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain, if any, to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares and is called a distribution.

Although the Funds do not expect to realize any capital gain, any capital gain realized by a Fund will be distributed at least once a year. The Funds declare distributions of net investment income each business day, and pay them on the first business day of each month. Normally, each Fund will declare and pay distributions of net investment income as indicated above. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily distribution Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Funds) or trade date (all other Funds), and realized net capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts because each class has different expenses.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at
1.800.353.0828 if you're an institutional investor, or 1.800.345.6611 if you're an individual investor. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the same Fund.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Fund's ordinary income and any net realized short-term capital gain, if any, generally are taxable to you as ordinary income. Although the Funds do not expect to realize significant capital gain, any distributions of net realized long-term capital gain, if any, generally are taxable to you as long-term capital gain.

In general, corporate shareholders will not be able to deduct any distributions when determining their taxable income. Fund distributions also will not qualify for reductions in federal income taxation of dividends payable to individuals from certain domestic and foreign corporations.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. State and local taxes may also apply to distributions.

COLUMBIA TAX-EXEMPT RESERVES AND COLUMBIA NEW YORK TAX-EXEMPT RESERVES

In general, you will not be subject to federal income tax on distributions from Columbia Tax-Exempt Reserves and Columbia New York Tax-Exempt Reserves of their net tax-exempt interest income. Distributions from Columbia New York Tax-Exempt Reserves of its net interest income from New York municipal securities will not be subject to New York State and New York City individual income tax. Distributions from these Funds, however, may be subject to state, local and other taxes, including corporate taxes.

A portion of the distributions from Columbia New York Tax-Exempt Reserves may also be subject to alternative minimum taxes.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is exempt from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult your tax adviser about your specific tax situation.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities redemptions and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied as a credit against your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

Legal matters

On February 9, 2005, the Adviser and Distributor entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, the Adviser and Distributor have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. The Adviser and Distributor are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Columbia Funds Series Trust (formerly known as Nations Funds Trust), its Board of Trustees, Bank of America Corporation and certain of its affiliates, including the Adviser and Distributor (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and other cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Funds Series Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds Series Trust against BAC and others that asserts claims under the federal securities laws and state common law. Columbia Funds Series Trust is a nominal defendant in this action.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of these actions. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Columbia Funds shareholders and/or the Columbia Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for preliminary approval.

Separately, several putative class actions have been filed against Columbia Funds Series Trust, Bank of America Corporation and certain of its affiliates, and others, in various federal courts relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. (George Siepel, et al. v. Bank of America, Columbia Funds Series Trust, et al., instituted December 28, 2005, U.S. District Court, E.D. Mo.; Luleff v. Bank of America, Columbia Funds Series Trust, William Carmichael, et al., instituted February 22, 2006, U.S. District Court, S.D. NY.) The suits allege various claims including state law claims for breach of fiduciary duty, breach of contract, unjust enrichment and violations of federal securities laws and seek damages and other remedies.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights tables are designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the Funds' financial statements, is included in the Funds' annual report. The independent registered public accounting firm's report and the Funds' financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

COLUMBIA MONEY MARKET RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                  PERIOD ENDED
  RETAIL A SHARES                                                  03/31/06*
  Net asset value, beginning of period                               $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                       0.0149
  LESS DISTRIBUTIONS:
  Dividends from net investment income                              (0.0149)
  Net asset value, end of period                                     $1.00
  TOTAL RETURN++                                                    1.50%(c)
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                              $110,828
  Ratio of operating expenses to average
    net assets(a)                                                   0.27%(d)
  Ratio of net investment income/(loss)
    to average net assets                                           4.15%(d)
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                                       0.33%(d)

* Columbia Money Market Reserves Retail A Shares commenced operations on November 21, 2005.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) Not annualized.
(d) Annualized.

COLUMBIA GOVERNMENT RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                  PERIOD ENDED
  RETAIL A SHARES                                                  03/31/06*
  Net asset value, beginning of period                               $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                       0.0146
  LESS DISTRIBUTIONS:
  Dividends from net investment income                              (0.0146)
  Net asset value, end of period                                     $1.00
  TOTAL RETURN++                                                    1.47%(b)
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                              $68,003
  Ratio of operating expenses to average
    net assets(a)                                                   0.29%(c)
  Ratio of net investment income/(loss)
    to average net assets                                           4.06%(c)
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                                       0.36%(c)

* Government Reserves Retail A Shares commenced operations on November 21, 2005. ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) Not annualized.
(c) Annualized.

COLUMBIA TAX-EXEMPT RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                  PERIOD ENDED
  RETAIL A SHARES                                                  03/31/06*
  Net asset value, beginning of period                               $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                       0.0101
  LESS DISTRIBUTIONS:
  Dividends from net investment income                              (0.0101)
  Net asset value, end of period                                     $1.00
  TOTAL RETURN++                                                    1.01%(b)
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                              $19,200
  Ratio of operating expenses to average
    net assets                                                    0.29%(a)(c)
  Ratio of net investment income/(loss)
    to average net assets                                           2.77%(c)
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                        0.36%(a)(c)

* Tax-Exempt Reserves Retail A Shares commenced operations on November 21, 2005. ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) Not annualized.
(c) Annualized.

COLUMBIA NEW YORK

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
TAX-EXEMPT RESERVES


                                                                  PERIOD ENDED
  RETAIL A SHARES                                                  03/31/06*
  Net asset value, beginning of period                               $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                       0.0100
  LESS DISTRIBUTIONS:
  Dividends from net investment income                              (0.0100)
  Net asset value, end of period                                     $1.00
  TOTAL RETURN++                                                    1.01%(a)
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                                $74
  Ratio of operating expenses to average
    net assets                                                    0.30%(b)(c)
  Ratio of net investment income/(loss)
    to average net assets                                           2.77%(c)
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                        0.44%(b)(c)

* New York Tax-Exempt Reserves Retail A Shares commenced operations on November 21, 2005.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) Not annualized.
(b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(c) Annualized.

Hypothetical investment and expense information

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Funds, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in each class of the Funds assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the Funds, which are the same as those stated in the Annual Fund Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables shown below reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charges, if any, which may be payable on redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

COLUMBIA MONEY MARKET RESERVES -- RETAIL A SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT        ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                                5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER   ANNUAL FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES      EXPENSES
       1            5.00%              0.27%                4.73%             $10,473.00          $27.64
       2           10.25%              0.33%                9.62%             $10,962.09          $35.37
       3           15.76%              0.33%               14.74%             $11,474.02          $37.02
       4           21.55%              0.33%               20.10%             $12,009.86          $38.75
       5           27.63%              0.33%               25.71%             $12,570.72          $40.56
       6           34.01%              0.33%               31.58%             $13,157.77          $42.45
       7           40.71%              0.33%               37.72%             $13,772.24          $44.43
       8           47.75%              0.33%               44.15%             $14,415.40          $46.51
       9           55.13%              0.33%               50.89%             $15,088.60          $48.68
      10           62.89%              0.33%               57.93%             $15,793.24          $50.96
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $5,793.24
  TOTAL ANNUAL FEES & EXPENSES                                                                   $412.37

COLUMBIA GOVERNMENT RESERVES -- RETAIL A SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT        ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                                5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER   ANNUAL FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES      EXPENSES
       1            5.00%              0.29%                4.71%             $10,471.00          $29.68
       2           10.25%              0.36%                9.57%             $10,956.85          $38.57
       3           15.76%              0.36%               14.65%             $11,465.25          $40.36
       4           21.55%              0.36%               19.97%             $11,997.24          $42.23
       5           27.63%              0.36%               25.54%             $12,553.91          $44.19
       6           34.01%              0.36%               31.36%             $13,136.41          $46.24
       7           40.71%              0.36%               37.46%             $13,745.94          $48.39
       8           47.75%              0.36%               43.84%             $14,383.75          $50.63
       9           55.13%              0.36%               50.51%             $15,051.16          $52.98
      10           62.89%              0.36%               57.50%             $15,749.54          $55.44
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $5,749.54
  TOTAL ANNUAL FEES & EXPENSES                                                                   $448.73

COLUMBIA TAX-EXEMPT RESERVES -- RETAIL A SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT        ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                                5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER   ANNUAL FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES      EXPENSES
       1            5.00%              0.29%                4.71%             $10,470.70          $29.99
       2           10.25%              0.36%                9.56%             $10,956.23          $38.89
       3           15.76%              0.36%               14.64%             $11,464.27          $40.69
       4           21.55%              0.36%               19.96%             $11,995.86          $42.58
       5           27.63%              0.36%               25.52%             $12,552.11          $44.55
       6           34.01%              0.36%               31.34%             $13,134.15          $46.62
       7           40.71%              0.36%               37.43%             $13,743.19          $48.78
       8           47.75%              0.36%               43.80%             $14,380.46          $51.04
       9           55.13%              0.36%               50.47%             $15,047.28          $53.41
      10           62.89%              0.36%               57.45%             $15,745.02          $55.89
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $5,745.02
  TOTAL ANNUAL FEES & EXPENSES                                                                   $452.45

COLUMBIA NEW YORK TAX-EXEMPT RESERVES -- RETAIL A SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT        ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                                5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER   ANNUAL FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES      EXPENSES
       1            5.00%              0.30%                4.70%             $10,470.00          $30.71
       2           10.25%              0.44%                9.47%             $10,947.43          $47.12
       3           15.76%              0.44%               14.47%             $11,446.63          $49.27
       4           21.55%              0.44%               19.69%             $11,968.60          $51.51
       5           27.63%              0.44%               25.14%             $12,514.37          $53.86
       6           34.01%              0.44%               30.85%             $13,085.02          $56.32
       7           40.71%              0.44%               36.82%             $13,681.70          $58.89
       8           47.75%              0.44%               43.06%             $14,305.59          $61.57
       9           55.13%              0.44%               49.58%             $14,957.92          $64.38
      10           62.89%              0.44%               56.40%             $15,640.00          $67.32
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $5,640.00
  TOTAL ANNUAL FEES & EXPENSES                                                                   $540.94

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO COLUMBIA FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------


Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of the Fund's assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 under the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

DEBT SECURITY -- when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has received a rating in the highest short-term rating category from two, or in some circumstances one, nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

GUARANTEED INVESTMENT CONTRACT -- an investment instrument issued by a rated insurance company in return for a payment by an investor.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as Standard & Poor's Corporation or Moody's Investors Service, Inc. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board. Please see the SAI for more information about credit ratings.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MONEY MARKET INSTRUMENT -- a high quality, short-term debt security that pays interest based on a fixed, variable or floating rate and is considered to mature in 13 months or less. Money market instruments include, but are not limited to, U.S. Treasury obligations, U.S. government obligations, certificates of deposit and time deposits, bankers' acceptances, commercial paper, corporate bonds, extendible commercial notes, asset backed securities, funding agreements, repurchase agreements and certain municipal securities.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

PARTICIPATION -- a pass-through certificate representing a share in a pool of debt obligations or other instruments.

PASS-THROUGH CERTIFICATE -- securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

PRIVATE ACTIVITY BOND -- a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SPECIAL PURPOSE ISSUER -- an entity organized solely to issue asset-backed securities on a pool of assets it owns.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

--------------------------------------------------------------------------------

  COLUMBIA MANAGEMENT--Registered Trademark--






  Where to find more information

  You'll find more information about Columbia Money Market Funds in the following documents:



  Annual and semi-annual reports             Information about the Funds can be
                                             reviewed and copied at the SEC's
  The annual and semi-annual reports         Public Reference Room in
  contain information about Fund             Washington, D.C. Information on the
  investments and performance, the           operation of the Public Reference
  financial statements and the               Room may be obtained by calling the
  independent registered public              SEC at 1-202-942-8090. The reports
  accounting firm's reports. The             and other information about the
  annual report also includes a              Funds are available on the EDGAR
  discussion about the market                Database on the SEC's Internet site
  conditions and investment                  at http://www.sec.gov, and copies
  strategies that had a significant          of this information may be
  effect on each Fund's performance          obtained, after paying a
  during the period covered.                 duplicating fee, by electronic
                                             request at the following E-mail
  Statement of Additional Information        address: publicinfo@sec.gov, or by
                                             writing the SEC's Public Reference
  The SAI contains additional                Section, Washington, D.C.
  information about the Funds and            20549-0102.
  their policies. The SAI is legally
  part of this prospectus (it's
  incorporated by reference). A copy
  has been filed with the SEC.

  You can obtain a free copy of these
  documents, request other
  information about the Funds and
  make shareholder inquiries by
  contacting Columbia Funds:

  By telephone:
  1.800.353.0828 (Institutional Investors)

  1.800.345.6611 (Individual Investors)

  By mail:
  COLUMBIA FUNDS
  C/O COLUMBIA FUNDS SERVICES
  P.O. BOX 8081
  BOSTON, MA 02266-8081

  On the Internet:
  www.columbiafunds.com

--------------------------------------------------------------------------------

  SEC file number: 811-09645
  Columbia Funds Series Trust

  INT-36/111193-0606

COLUMBIA MANAGEMENT.



_______________________________________________

     Money Market Funds

     Prospectus - G-Trust Shares

     August 1, 2006
_______________________________________________




     Columbia Money Market Reserves

     Columbia Government Reserves

     Columbia Tax-Exempt Reserves

     Columbia New York Tax-Exempt Reserves





     THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED
     OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

     ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



__________________  ________________

NOT FDIC-INSURED     NOT BANK ISSUED
__________________  ________________

    NO BANK
   GUARANTEE         MAY LOSE VALUE
__________________  ________________

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE COLUMBIA FUNDS FAMILY (COLUMBIA FUNDS OR COLUMBIA FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 49.

YOUR INVESTMENT IN A FUND IS NOT A BANK DEPOSIT OR OTHER OBLIGATION OF, OR ISSUED OR ENDORSED OR GUARANTEED BY, BANK OF AMERICA, N.A. (BANK OF AMERICA) OR ANY OF ITS AFFILIATES. YOUR INVESTMENT IN A FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUNDS AND MAY BE COMPENSATED OR INCENTED IN CONNECTION WITH THE SALE OF THE FUNDS.

YOUR INVESTMENT IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL INVESTED. YOUR INVESTMENT MAY LOSE MONEY.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about some Columbia Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions. SUBJECT TO CERTAIN LIMITED EXCEPTIONS, COLUMBIA MONEY MARKET RESERVES, COLUMBIA GOVERNMENT RESERVES, COLUMBIA TAX-EXEMPT RESERVES AND COLUMBIA NEW YORK TAX-EXEMPT RESERVES ARE NO LONGER ACCEPTING NEW INVESTMENTS FROM PROSPECTIVE INVESTORS IN G-TRUST SHARES. PLEASE SEE EACH FUND'S DESCRIPTION FOR MORE INFORMATION.

This prospectus offers G-Trust Shares of the Funds. Please turn to BUYING, SELLING AND EXCHANGING SHARES for more information about who is eligible to buy this class of shares.

ABOUT THE FUNDS

The Money Market Funds seek to provide income while protecting the principal of your original investment by investing in money market instruments.

Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

ARE THESE FUNDS RIGHT FOR YOU?

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Money Market Funds may be suitable for you if:

  - you're looking for a relatively low risk investment with stability of principal

  - you have short-term income needs

They may not be suitable for you if:

  - you're looking for higher returns and are prepared to assume a higher level of investment risk

  - you're more comfortable with bank deposits that are FDIC-insured

You'll find a discussion of each Fund's investment objective, principal investment strategies and principal risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.353.0828 if you're an institutional investor, or 1.800.345.6611 if you're an individual investor. You can also contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

COLUMBIA MANAGEMENT ADVISORS, LLC (THE ADVISER) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER STARTING ON PAGE 27.

--------------------------------------------------------------------------------


COLUMBIA MONEY MARKET RESERVES                                   4
------------------------------------------------------------------
COLUMBIA GOVERNMENT RESERVES                                     9
------------------------------------------------------------------
COLUMBIA TAX-EXEMPT RESERVES                                    14
------------------------------------------------------------------
COLUMBIA NEW YORK TAX-EXEMPT RESERVES                           19
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     24
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       27

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                         30
      How orders are processed                                  32
  Financial intermediary payments                               37
  Distributions and taxes                                       39
  Legal matters                                                 42
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            43
------------------------------------------------------------------
HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION                 46
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   49
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

COLUMBIA MONEY MARKET RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 27.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - bank obligations, including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches,

  - commercial paper,

  - corporate bonds,

  - extendible commercial notes,

  - asset-backed securities,

  - funding agreements,

  - municipal securities,

  - repurchase agreements and

  - other high quality short-term obligations.

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the portfolio management team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         SUBJECT TO CERTAIN LIMITED EXCEPTIONS DISCUSSED BELOW, THE FUND IS NO LONGER
                   ACCEPTING NEW INVESTMENTS FROM PROSPECTIVE INVESTORS IN G-TRUST SHARES. SHARES
                   OF THE FUND CURRENTLY MAY ONLY BE PURCHASED BY CURRENT SHAREHOLDERS AND BY
                   INVESTORS WHO PURCHASE SHARES THROUGH EXCHANGES OF G-TRUST SHARES OF OTHER
                   FUNDS.

      Columbia Money Market Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - INTEREST RATE RISK -- The yield paid by the Fund will vary with changes in short-term interest rates.

      - CREDIT RISK -- Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. With respect to municipal securities, the ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid.

      - U.S. GOVERNMENT OBLIGATIONS -- Obligations of U.S. government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government would provide financial support to any of these entities if it is not obligated to do so by law.

      - REPURCHASE AGREEMENTS -- Repurchase agreements, while backed by collateral, carry some risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.

      - FOREIGN INVESTMENTS -- Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, potentially high or confiscatory levels of taxation, incomplete financial information about the issuers of securities, and political or economic instability. Foreign securities may be more volatile and less liquid than U.S. securities.

      - SHARE PRICE -- There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.

      - SELECTION OF INVESTMENTS -- The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

BECAUSE G-TRUST CLASS SHARES HAVE NOT BEEN OFFERED FOR A FULL CALENDAR YEAR, THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS. THE CAPITAL CLASS SHARES HAVE SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Capital Class Shares has varied from year to year.

               1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               5.28%    5.62%    5.55%    5.21%    6.46%    4.15%    1.73%    1.05%    1.24%    3.11%



              *Year-to-date return as of June 30, 2006: 2.28%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:                     1.65%
         WORST: 2ND QUARTER 2004:                    0.23%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                         1 YEAR   5 YEARS   10 YEARS
         CAPITAL CLASS SHARES                            3.11%    2.25%      3.92%

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to G-Trust Shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              G-Trust
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES
         (Expenses that are deducted from the Fund's assets)



         Management fees(1)                                             0.25%



         Other expenses(2)                                              0.01%
                                                                         -----



         Total annual Fund operating expenses                           0.26%



         Fee waivers and/or reimbursements                             (0.06)%
                                                                         -----



         Total net expenses(3)                                          0.20%
                                                                         =====

      (1)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (2)Other expenses are based on estimated amounts for the current fiscal year.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in G-Trust Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         G-TRUST SHARES                          $20       $78      $140       $325

COLUMBIA GOVERNMENT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 27.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S.
                   government obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily U.S. government obligations and U.S. Treasury obligations.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         SUBJECT TO CERTAIN LIMITED EXCEPTIONS DISCUSSED BELOW, THE FUND IS NO LONGER
                   ACCEPTING NEW INVESTMENTS FROM PROSPECTIVE INVESTORS IN G-TRUST SHARES. SHARES
                   OF THE FUND CURRENTLY MAY ONLY BE PURCHASED BY CURRENT SHAREHOLDERS AND BY
                   INVESTORS WHO PURCHASE SHARES THROUGH EXCHANGES OF G-TRUST SHARES OF OTHER
                   FUNDS.

      Columbia Government Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income and alternative minimum taxes and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

BECAUSE G-TRUST CLASS SHARES HAVE NOT BEEN OFFERED FOR A FULL CALENDAR YEAR, THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS. THE LIQUIDITY CLASS SHARES HAVE SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Liquidity Class Shares has varied from year to year.

               1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               5.19%    5.34%    5.27%    4.87%    6.17%    3.90%    1.51%    0.88%    1.05%    2.86%



              *Year-to-date return as of June 30, 2006: 2.17%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 3RD QUARTER 2000:                     1.59%
         WORST: 1ST QUARTER 2004:                    0.18%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                         1 YEAR   5 YEARS   10 YEARS
         LIQUIDITY CLASS SHARES                          2.86%     2.04%     3.69%

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to G-Trust Shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              G-Trust
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES
         (Expenses that are deducted from the Fund's assets)



         Management fees(1)                                             0.25%



         Other expenses(2)                                              0.02%
                                                                         -----



         Total annual Fund operating expenses                           0.27%



         Fee waivers and/or reimbursements                             (0.07)%
                                                                         -----



         Total net expenses(3)                                          0.20%
                                                                         =====

      (1)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (2)Other expenses are based on estimated amounts for the current fiscal year.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in G-Trust Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         G-TRUST SHARES                          $20       $80      $145       $336

COLUMBIA TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 27.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. The Fund normally invests all of its assets in municipal securities which pay interest that is free from federal income and alternative minimum taxes. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         SUBJECT TO CERTAIN LIMITED EXCEPTIONS DISCUSSED BELOW, THE FUND IS NO LONGER
                   ACCEPTING NEW INVESTMENTS FROM PROSPECTIVE INVESTORS IN G-TRUST SHARES. SHARES
                   OF THE FUND CURRENTLY MAY ONLY BE PURCHASED BY CURRENT SHAREHOLDERS AND BY
                   INVESTORS WHO PURCHASE SHARES THROUGH EXCHANGES OF G-TRUST SHARES OF OTHER
                   FUNDS.

      Columbia Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on municipal obligations, which generally are free from federal income and alternative minimum taxes, but may be subject to state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes; however, such opinions are not binding on tax authorities. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

BECAUSE G-TRUST CLASS SHARES HAVE NOT BEEN OFFERED FOR A FULL CALENDAR YEAR, THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS. THE TRUST CLASS SHARES HAVE SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Trust Class Shares has varied from year to year.

               1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               3.31%    3.49%    3.29%    3.09%    3.94%    2.57%    1.20%    0.81%    0.94%    2.13%



              *Year-to-date return as of June 30, 2006: 1.51%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:                     1.03%
         WORST: 1ST QUARTER 2004:                    0.17%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                         1 YEAR   5 YEARS   10 YEARS
         TRUST CLASS SHARES                              2.13%     1.53%     2.47%

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to G-Trust Shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              G-Trust
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES
         (Expenses that are deducted from the Fund's assets)



         Management fees(1)                                             0.25%



         Other expenses(2)                                              0.02%
                                                                         -----



         Total annual Fund operating expenses                           0.27%



         Fee waivers and/or reimbursements                             (0.07)%
                                                                         -----



         Total net expenses(3)                                          0.20%
                                                                         =====

      (1)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (2)Other expenses are based on estimated amounts for the current fiscal year.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in G-Trust Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         G-TRUST SHARES                          $20       $80      $145       $336

COLUMBIA NEW YORK TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 27.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from New York state individual income tax and federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in municipal securities that pay interest that is free from federal income tax and New York state individual income tax. These securities are issued by or on behalf of the State of New York, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         SUBJECT TO CERTAIN LIMITED EXCEPTIONS DISCUSSED BELOW, THE FUND IS NO LONGER
                   ACCEPTING NEW INVESTMENTS FROM PROSPECTIVE INVESTORS IN G-TRUST SHARES. SHARES
                   OF THE FUND CURRENTLY MAY ONLY BE PURCHASED BY CURRENT SHAREHOLDERS AND BY
                   INVESTORS WHO PURCHASE SHARES THROUGH EXCHANGES OF G-TRUST SHARES OF OTHER
                   FUNDS.

      Columbia New York Tax-Exempt Reserves has the following risks:
      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from individual income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on New York municipal obligations, which generally are free from federal income tax and New York State and New York City individual income tax, but may be subject to alternative minimum taxes and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be a suitable investment for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes; however, such opinions are not binding on tax authorities. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by New York State, New York City and New York's other municipalities, is more vulnerable to unfavorable developments in New York than funds that invest in municipal bonds of many different states. Although New York's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment and a very small share of the nation's farming and mining activity, adverse conditions affecting any one of these industries could have a negative impact on New York municipal securities. Travel and tourism also constitute an important part of the New York State and City economies. The September 11, 2001 terrorist attack on the World Trade Center in New York City had an adverse effect on all areas of the New York economy. In addition, State costs for employee pensions have increased dramatically, while costs associated with debt services, Medicaid, welfare and other entitlement programs have also risen. However, New York's economy has been growing since September 2003.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

BECAUSE G-TRUST CLASS SHARES HAVE NOT BEEN OFFERED FOR A FULL CALENDAR YEAR, THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS. THE CAPITAL CLASS SHARES HAVE SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Capital Class Shares has varied from year to year.

               2003     2004     2005
               ----     ----     ----
               0.94%    1.06%    2.22%



              *Year-to-date return as of June 30, 2006: 1.56%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2005:                     0.68%
         WORST: 3RD QUARTER 2003:                    0.20%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         CAPITAL CLASS SHARES                                      2.22%     1.37%

      *THE INCEPTION DATE OF CAPITAL CLASS SHARES IS FEBRUARY 15, 2002.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to G-Trust Shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              G-Trust
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES
         (Expenses that are deducted from the Fund's assets)



         Management fees(1)                                              0.25%



         Other expenses(2)                                               0.09%
                                                                       -------



                                                                         0.34%
         Total annual Fund operating expenses



         Fee waivers and/or reimbursements                             (0.14)%
                                                                       -------



         Total net expenses(3)                                           0.20%
                                                                       =======

      (1)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (2)Other expenses are based on estimated amounts for the current fiscal year.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in G-Trust Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         G-TRUST SHARES                          $20       $95      $177       $417

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Fund's investment objective, principal investment strategies and risks in the descriptions starting on page
4. The following are some other risks and information you should consider before you invest:

      - SPECIAL RULES FOR MONEY MARKET FUNDS -- Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

            - may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

            - must maintain an average dollar-weighted maturity of 90 days or less

            Also, the Funds:

            - may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days (except for Columbia New York Tax-Exempt Reserves, which is subject to less restrictive diversification standards)

            - may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier securities (except for Columbia New York Tax-Exempt Reserves, which may invest up to 5% of its total assets in second-tier securities)

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. The 80% Policy of certain Funds may be changed without shareholder approval by giving shareholders at least 60 days' notice. The 80% Policy of certain other Funds and other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons may not earn income.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, distribution, administration, shareholder servicing, transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Columbia Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Columbia Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI and on the Columbia Funds' website at www.columbiafunds.com under Fund Portfolio Data. In addition, a complete list of each Fund's portfolio holdings for each calendar month will be available upon request 5 business days following each month-end.

      - INFORMATION FOR FEDERALLY CHARTERED CREDIT UNIONS -- Shares of Columbia Government Reserves are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration Rules and Regulations and the National Credit Union Administration Letter Number 155.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- Each Fund may incur significant transaction costs that are in addition to the total annual Fund operating expenses disclosed in the fee tables. These transaction costs are made up of all the costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Fund's transaction costs are not.

      - MUNICIPAL SECURITIES -- State and local governments issue municipal securities to raise money to finance public works, to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions. Some municipal securities, known as private activity bonds, are issued to finance projects for private companies. Municipal securities, which can be issued as bonds, notes or commercial paper, usually have fixed interest rates, although some have interest rates that change from time to time. There are several types of municipal securities. General obligation securities are secured by the issuer's full faith, credit and taxing power. Revenue securities are usually payable only from revenues derived from specific facilities or revenue sources. Private activity bonds are usually revenue securities since they are typically payable by the private user of the facilities financed by the bonds.

      - REPURCHASE AGREEMENTS -- Repurchase agreements are transactions in which a Fund buys securities from a seller (usually a bank or broker-dealer) who agrees to buy them back from the Fund on a certain date and at a certain price. Repurchase agreements, while backed by collateral, carry some risk that the other party may not fulfill its obligations under the agreement.

      - OTHER TYPES OF INVESTMENTS -- This prospectus describes each Fund's main investment strategies and the particular types of securities in which each Fund mainly invests. Each Fund may, from time to time, pursue other investment strategies and make other types of investments in support of its overall investment goal. These supplemental investment strategies, which are not considered to be main investment strategies of the Funds -- and the risks involved -- are described in detail in the SAI, which is referred to on the back cover of this prospectus.

How the Funds are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

COLUMBIA MANAGEMENT GROUP, LLC (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER (COLUMBIA MANAGEMENT ADVISORS, LLC) AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 100 mutual fund portfolios in the Columbia Funds Family, including the Money Market Funds described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities and money market instruments. The Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions.

Columbia Management currently has approximately $312 billion in assets under management, which consists of assets under the discretionary management of both the Adviser and Columbia Wanger Asset Management, L.P.

Columbia Funds pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with the Adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

The Adviser has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2007. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that the Adviser will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees the Adviser can receive, along with the actual advisory fees the Adviser and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  COLUMBIA MONEY MARKET RESERVES                              0.15%       0.12%



  COLUMBIA GOVERNMENT RESERVES                                0.15%       0.12%



  COLUMBIA TAX-EXEMPT RESERVES                                0.15%       0.12%



  COLUMBIA NEW YORK TAX-EXEMPT RESERVES                       0.15%       0.15%

INVESTMENT SUB-ADVISER

Columbia Funds and the Adviser may engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and the Funds have applied for relief from the SEC to permit the Funds to act on many of the Adviser's recommendations with approval only by the Board and not by Fund shareholders. The Adviser or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

A discussion regarding the basis for the Board of Trustees approving the investment sub-advisory agreement with each sub-adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02111-2621

--------------------------------------------------------------------------------


OTHER SERVICE PROVIDERS

The Funds are distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer, and an indirect, wholly-owned subsidiary of Bank of America Corporation.

The Adviser and the Distributor may pay significant amounts from their own assets to selling or servicing agents of the Funds for distribution-related activities or other services they provide. These amounts, which are in addition to any sales charges, distribution (12b-1) and shareholder servicing fees paid by the Funds, may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of marketing related services or access-advantages to the Funds, including, for example, presenting Funds on "preferred" or "select" lists, in return for the payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.


In addition, the Adviser and the Distributor may pay significant amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by the Funds' transfer agent. The Columbia Funds also may pay significant amounts to third party intermediaries, including selling and servicing agents, for providing these types of services or incurring these types of costs.

These and other payments, and the difference between payments made with respect to the Funds and those made with respect to other mutual funds available through the agent, may give rise to conflicts of interest between the agent and its clients. You should be aware of these potential conflicts of interest and discuss these matters with your selling or servicing agent.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------


Columbia Management Advisors, LLC is the administrator of the Funds (Administrator), and is responsible for overseeing the administrative operations of the Funds. The Funds pay the Administrator a fee of 0.10% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
SERVICES, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02111-2621

--------------------------------------------------------------------------------


Columbia Management Services, Inc. is the transfer agent for the Funds' shares (Transfer Agent), and is an indirect, wholly-owned subsidiary of Bank of America Corporation. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares
(DOLLAR SIGN GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


This prospectus offers G-Trust Shares of the Funds. Here are some general rules about this class of shares:

SUBJECT TO CERTAIN LIMITED EXCEPTIONS DISCUSSED BELOW, THE FUNDS ARE NO LONGER ACCEPTING NEW INVESTMENTS FROM PROSPECTIVE INVESTORS IN G-TRUST SHARES. G-TRUST SHARES OF THE FUNDS CURRENTLY MAY ONLY BE PURCHASED BY CURRENT SHAREHOLDERS AND BY INVESTORS WHO PURCHASE SHARES THROUGH EXCHANGES OF G-TRUST SHARES OF OTHER FUNDS.

G-Trust Shares of the Funds are available for purchase by investors maintaining a qualified account at a bank or trust institution, including subsidiaries of Bank of America Corporation. Qualified accounts include discretionary investment management accounts, custodial accounts, agency accounts and different types of tax-advantaged accounts. Your institution can provide more information about which types of accounts are eligible.

You'll find more information about buying, selling and exchanging G-Trust Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs and services.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. If you have questions about buying, selling or exchanging, or you need help placing an order, please call us at 1.800.353.0828 if you're an institutional investor, or 1.800.345.6611 if you're an individual investor. You can also contact your investment professional.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

Frequent purchases and sales of Fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the Funds) and disrupting portfolio management strategies. However, money market funds are designed to offer investors a liquid cash option that they may purchase and sell as often as they wish. Accordingly, Columbia Funds' Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares and the Funds accommodate frequent trading.

Except as expressly described in this prospectus (such as minimum purchase amounts), the Funds have no limits on purchase or exchange transactions. The Funds reserve the right, but have no obligation, to reject any purchase or exchange transaction at any time. In addition, Columbia Funds reserves the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE MONEY MARKET FUNDS RESERVE THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

IN ADDITION TO WEEKENDS, EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  - 9:45 a.m., 11:00 a.m., 2:30 p.m. and 5:00 p.m. Eastern time each business day for each share class of Columbia Money Market Reserves

  - 9:45 a.m., 11:00 a.m., and 2:30 p.m. Eastern time each business day for each share class of Columbia Government Reserves

  - 12:00 noon Eastern time each business day for each share class of Columbia Tax-Exempt Reserves

  - 11:30 a.m. Eastern time each business day for each share class of Columbia New York Tax-Exempt Reserves

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN A FUND

The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders to buy, sell or exchange shares may be delivered to the Transfer Agent by phone, in writing, or through the internet. For more information on account and trading restrictions and special sign-up procedures for internet transactions, please call us at 1.800.353.0828 for Institutional Investors or 1.800.345.6611 for individual investors. The Transfer Agent has procedures in place to authenticate electronic instructions. You will be asked to accept the terms of an online agreement(s) and utilize a password for internet services. Orders received in good order by the Fund, Distributor, Transfer Agent or their agents by the following times on a business day (unless the Fund closes early) will be processed as follows:

  - If your order for Columbia Money Market Reserves is received in good form by the Transfer Agent by 5:00 p.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you'll receive that day's dividends).

  - If your order for Columbia Government Reserves is received in good form by the Transfer Agent by 2:30 p.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you'll receive that day's dividends).

  - If your order for Columbia Tax-Exempt Reserves is received in good form by the Transfer Agent by 12:00 noon Eastern time, you will receive that day's net asset value per share (and in the case of purchases you'll receive that day's dividends).

  - If your order for Columbia New York Tax-Exempt Reserves is received in good form by the Transfer Agent by 11:30 a.m. Eastern time, you will receive that day's net asset value per share (and in the case of purchases you'll receive that day's dividends).

Investors are encouraged to place orders to sell as early in the day as possible. The business day that applies to an order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. We will not be liable for following telephone instructions that we reasonably believe are genuine.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------


(PLUS SIGN DOLLAR         BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy G-Trust Shares at net asset value per share.

        - For purchases via Fedwire, we must receive payment by the close of the Federal Reserve wire transfer system (typically 6 p.m. Eastern time) on the business day the Fund, Distributor, Transfer Agent or their agents receive the order (unless the Fund closes early).

          If we receive payment after this time, we'll cancel the order. We'll return any payment received for orders that we cancel. We can change this time under certain circumstances, for example, when there's more wiring activity than normal.

        - If we do not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal fund rate. We have the right to redeem all or part of your holding of shares in any Fund in order to meet these costs.

        - Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We don't issue certificates.

        - You may purchase shares of a Fund by electronically transferring money from your bank account to your Fund account by calling 1.800.422.3737. An electronic funds transfer may take up to two business days to settle and be considered in "good form." You must set up this feature prior to your request.

--------------------------------------------------------------------------------

"GOOD FORM" MEANS THAT THE MONEY USED TO PURCHASE YOUR SHARES IS FULLY COLLECTED. WHEN SELLING SHARES BY LETTER OF INSTRUCTION, "GOOD FORM" ALSO MEANS
(I) YOUR LETTER HAS COMPLETE INSTRUCTIONS, THE PROPER SIGNATURES AND MEDALLION SIGNATURE GUARANTEES IF NECESSARY AND (II) ANY OTHER REQUIRED DOCUMENTS ARE ATTACHED. SIGNATURES MUST BE GUARANTEED BY EITHER A BANK, A MEMBER FIRM OF A NATIONAL STOCK EXCHANGE OR ANOTHER ELIGIBLE GUARANTOR THAT PARTICIPATES IN THE MEDALLION SIGNATURE GUARANTEE PROGRAM FOR REDEMPTIONS OVER $100,000, ALTERNATE PAYEE OR MAILING INSTRUCTIONS. FOR ADDITIONAL DOCUMENTS REQUIRED FOR SALES BY CORPORATIONS, AGENTS, FIDUCIARIES, SURVIVING JOINT OWNERS AND OTHER LEGAL ENTITIES PLEASE CALL 1.800.353.0828 (INSTITUTIONAL INVESTORS) OR 1.800.345.6611 (INDIVIDUAL INVESTORS). NO INTEREST WILL BE PAID ON UNCASHED REDEMPTION CHECKS.







 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------



(MINUS SIGN DOLLAR        SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - For redemptions via Fedwire, we normally send the sale proceeds by Fedwire as soon as practicable following the determination time applicable to your order. For more information please refer to HOW ORDERS ARE PROCESSED or contact the Transfer Agent.

        - You can sell up to an aggregate of $100,000 of shares by check via the telephone or through the internet to the address of record or via ACH to your bank in a 30-day period if you qualify for telephone orders. Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your request.

        - If you paid for your shares by check, we'll hold the sale proceeds when you sell those shares for at least 10 days after the trade date of the purchase.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - If you hold any shares in certificate form, you will not be able to sell those shares until you return the certificate to the Transfer Agent.

        - You may sell shares of a Fund and request that the proceeds be electronically transferred to your bank account. Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your request.

        - Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds of Columbia Money Market Reserves or Columbia Government Reserves for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in
          Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

        - We can delay payment of the sale proceeds of Columbia Tax-Exempt Reserves or Columbia New York Tax-Exempt Reserves for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), or your account may be subject to an annual fee of $10. The Transfer Agent will send you written notification of such action and provide details on how you can add money to your account to avoid this penalty.

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you.

        - under certain other circumstances allowed under the 1940 Act.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.
--------------------------------------------------------------------------------


       EXCHANGING SHARES

       (ARROWS GRAPHIC)

      You can generally sell shares of a Fund to buy shares of another Fund distributed by the Distributor. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - You can generally exchange G-Trust Shares of a Fund for G-Trust Shares of any other Fund distributed by the Distributor. Some exceptions apply.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - We may limit the number of exchanges you can make within a specified period of time.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until the Transfer Agent has received the certificate and deposited the shares to your account.

Financial intermediary payments
[PERCENT GRAPHIC]

The Distributor or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor or one of its affiliates. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by the Distributor attributable to that financial intermediary, gross sales of the mutual funds distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the support payments to any one financial intermediary are generally expected to be between 0.02% and 0.10% (between 0.03% and 0.12% in the case of the Columbia Money Market Funds) on an annual basis for payments based on average net assets of the Funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds (other than the Columbia Money Market Funds) attributable to the financial intermediary. The Distributor or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in the Fund.

Payments may also be made to certain financial intermediaries, including other Bank of America affiliates, that provide investor services to retirement plans and other investment programs to compensate financial intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.30% of the total Fund assets in the program on an annual basis. The Board has authorized the Funds to reimburse the Transfer Agent for amounts paid to financial intermediaries that maintain assets in omnibus accounts, subject to an annual cap of 0.11% of net assets maintained in such accounts. The amounts in excess of that reimbursed by a Fund will be borne by the Distributor or its affiliates.

The Distributor or its affiliates may make other payments or allow promotional incentives to financial intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

Amounts paid by the Distributor or its affiliates are paid out of the Distributor's or its affiliates' own revenue and do not increase the amount paid by you or your Fund. You can find further details about the payments made by the Distributor or its affiliates and the services provided by financial intermediaries as well as a list of the financial intermediaries to which the Distributor or its affiliates has agreed to make marketing support payments in the SAI, which can be obtained at www.columbiafunds.com or by calling
1.800.345.6611. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from the Distributor and its affiliates and any services it provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular Fund or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.

Distributions and taxes
(TAX DOLLAR GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, the gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain, if any, to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares and is called a distribution.

Although the Funds do not expect to realize any capital gain, any capital gain realized by a Fund will be distributed at least once a year. The Funds declare distributions of net investment income each business day, and pay them on the first business day of each month. Normally, each Fund will declare and pay distributions of net investment income as indicated above. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily distribution Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Funds) or trade date (all other Funds), and realized net capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts because each class has different expenses.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at
1.800.353.0828 if you're an institutional investor, or 1.800.345.6611 if you're an individual investor. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the same Fund.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Fund's ordinary income and any net realized short-term capital gain, if any, generally are taxable to you as ordinary income. Although the Funds do not expect to realize significant capital gain, any distributions of net realized long-term capital gain, if any, generally are taxable to you as long-term capital gain.

In general, corporate shareholders will not be able to deduct any distributions when determining their taxable income. Fund distributions also will not qualify for reductions in federal income taxation of dividends payable to individuals from certain domestic and foreign corporations.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. State and local taxes may also apply to distributions.

COLUMBIA TAX-EXEMPT RESERVES AND COLUMBIA NEW YORK TAX-EXEMPT RESERVES

In general, you will not be subject to federal income tax on distributions from Columbia Tax-Exempt Reserves and Columbia New York Tax-Exempt Reserves of their net tax-exempt interest income. Distributions from Columbia New York Tax-Exempt Reserves of its net interest income from New York municipal securities will not be subject to New York State and New York City individual income tax. Distributions from these Funds, however, may be subject to state, local and other taxes, including corporate taxes.

A portion of the distributions from Columbia New York Tax-Exempt Reserves may also be subject to alternative minimum taxes.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is exempt from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult your tax adviser about your specific tax situation.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied as a credit against your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

Legal matters

On February 9, 2005, the Adviser and Distributor entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, the Adviser and Distributor have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. The Adviser and Distributor are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Columbia Funds Series Trust (formerly known as Nations Funds Trust), its Board of Trustees, Bank of America Corporation and certain of its affiliates, including the Adviser and Distributor (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and other cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Funds Series Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds Series Trust against BAC and others that asserts claims under the federal securities laws and state common law. Columbia Funds Series Trust is a nominal defendant in this action.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of these actions. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Columbia Funds shareholders and/or the Columbia Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for preliminary approval.

Separately, several putative class actions have been filed against Columbia Funds Series Trust, Bank of America Corporation and certain of its affiliates, and others, in various federal courts relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. (George Siepel, et al. v. Bank of America, Columbia Funds Series Trust, et al., instituted December 28, 2005, U.S. District Court, E.D. Mo.; Luleff v. Bank of America, Columbia Funds Series Trust, William Carmichael, et al., instituted February 22, 2006, U.S. District Court, S.D. NY.) The suits allege various claims including state law claims for breach of fiduciary duty, breach of contract, unjust enrichment and violations of federal securities laws and seek damages and other remedies.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights tables are designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the Funds' financial statements, is included in the Funds' annual report. The independent registered public accounting firm's report and the Funds' financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

COLUMBIA MONEY MARKET RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


  G-TRUST SHARES                                             PERIOD ENDED 03/31/06*
  Net asset value, beginning of period                               $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                       0.0152
  LESS DISTRIBUTIONS:
  Dividends from net investment income                              (0.0152)
  Net asset value, end of period                                     $1.00
  TOTAL RETURN++                                                    1.53%(b)
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                              $780,544
  Ratio of operating expenses to average
    net assets(a)                                                   0.20%(c)
  Ratio of net investment income/(loss)
    to average net assets                                           4.22%(c)
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                                       0.26%(c)

* Columbia Money Market Reserves G-Trust Shares commenced operations on November 21, 2005.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) Not annualized.
(c) Annualized.

COLUMBIA GOVERNMENT RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


  G-TRUST SHARES                                             PERIOD ENDED 03/31/06*
  Net asset value, beginning of period                               $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                       0.0149
  LESS DISTRIBUTIONS:
  Dividends from net investment income                              (0.0149)
  Net asset value, end of period                                     $1.00
  TOTAL RETURN++                                                    1.50%(b)
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                              $246,188
  Ratio of operating expenses to average
    net assets(a)                                                   0.20%(c)
  Ratio of net investment income/(loss)
    to average net assets                                           4.14%(c)
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                                       0.27%(c)

* Columbia Government Reserves G-Trust Shares commenced operations on November 21, 2005.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) Not annualized.
(c) Annualized.

COLUMBIA TAX-EXEMPT RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


  G-TRUST SHARES                                             PERIOD ENDED 03/31/06*
  Net asset value, beginning of period                               $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                       0.0104
  LESS DISTRIBUTIONS:
  Dividends from net investment income                              (0.0104)
  Net asset value, end of period                                     $1.00
  TOTAL RETURN++                                                    1.04%(a)
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                              $802,458
  Ratio of operating expenses to average
    net assets                                                    0.20%(b)(c)
  Ratio of net investment income/(loss)
    to average net assets                                           2.85%(c)
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                        0.27%(b)(c)

* Columbia Tax-Exempt Reserves G-Trust Shares commenced operations on November 21, 2005.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) Not annualized.
(b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(c) Annualized.

COLUMBIA NEW YORK TAX-EXEMPT
RESERVES
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


  G-TRUST SHARES                                             PERIOD ENDED 03/31/06*
  Net asset value, beginning of period                               $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                       0.0104
  LESS DISTRIBUTIONS:
  Dividends from net investment income                              (0.0104)
  Net asset value, end of period                                     $1.00
  TOTAL RETURN++                                                    1.04%(a)
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                              $17,664
  Ratio of operating expenses to average
    net assets                                                    0.20%(b)(c)
  Ratio of net investment income/(loss)
    to average net assets                                           2.89%(c)
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                        0.34%(b)(c)

* Columbia New York Tax-Exempt Reserves G-Trust Shares commenced operations on November 21, 2005.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) Not annualized.
(b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(c) Annualized.

Hypothetical investment and expense information

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Funds, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in each class of the Funds assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the Funds, which are the same as those stated in the Annual Fund Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables shown below reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charges, if any, which may be payable on redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

COLUMBIA MONEY MARKET RESERVES -- G-TRUST SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%
              CUMULATIVE RETURN     ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE          AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO             EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%            0.20%                4.80%              $10,480.00       $20.48
       2           10.25%            0.26%                9.77%              $10,976.75       $27.89
       3           15.76%            0.26%               14.97%              $11,497.05       $29.22
       4           21.55%            0.26%               20.42%              $12,042.01       $30.60
       5           27.63%            0.26%               26.13%              $12,612.80       $32.05
       6           34.01%            0.26%               32.11%              $13,210.65       $33.57
       7           40.71%            0.26%               38.37%              $13,836.83       $35.16
       8           47.75%            0.26%               44.93%              $14,492.70       $36.83
       9           55.13%            0.26%               51.80%              $15,179.65       $38.57
      10           62.89%            0.26%               58.99%              $15,899.17       $40.40
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $5,899.17
  TOTAL ANNUAL FEES & EXPENSES                                                               $324.78

COLUMBIA GOVERNMENT RESERVES -- G-TRUST SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%
              CUMULATIVE RETURN     ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE          AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO             EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%            0.20%                4.80%              $10,480.00       $20.48
       2           10.25%            0.27%                9.76%              $10,975.70       $28.97
       3           15.76%            0.27%               14.95%              $11,494.85       $30.34
       4           21.55%            0.27%               20.39%              $12,038.56       $31.77
       5           27.63%            0.27%               26.08%              $12,607.99       $33.27
       6           34.01%            0.27%               32.04%              $13,204.34       $34.85
       7           40.71%            0.27%               38.29%              $13,828.91       $36.49
       8           47.75%            0.27%               44.83%              $14,483.02       $38.22
       9           55.13%            0.27%               51.68%              $15,168.06       $40.03
      10           62.89%            0.27%               58.86%              $15,885.51       $41.92
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $5,885.51
  TOTAL ANNUAL FEES & EXPENSES                                                               $336.34

COLUMBIA TAX-EXEMPT RESERVES -- G-TRUST SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%
              CUMULATIVE RETURN     ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE          AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO             EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%            0.20%                4.80%              $10,480.00       $20.48
       2           10.25%            0.27%                9.76%              $10,975.70       $28.97
       3           15.76%            0.27%               14.95%              $11,494.85       $30.34
       4           21.55%            0.27%               20.39%              $12,038.56       $31.77
       5           27.63%            0.27%               26.08%              $12,607.99       $33.27
       6           34.01%            0.27%               32.04%              $13,204.34       $34.85
       7           40.71%            0.27%               38.29%              $13,828.91       $36.49
       8           47.75%            0.27%               44.83%              $14,483.02       $38.22
       9           55.13%            0.27%               51.68%              $15,168.06       $40.03
      10           62.89%            0.27%               58.86%              $15,885.51       $41.92
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $5,885.51
  TOTAL ANNUAL FEES & EXPENSES                                                               $336.34

COLUMBIA NEW YORK TAX-EXEMPT RESERVES -- G-TRUST SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%
              CUMULATIVE RETURN     ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE          AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO             EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%            0.20%                4.80%              $10,480.00       $20.48
       2           10.25%            0.34%                9.68%              $10,968.37       $36.46
       3           15.76%            0.34%               14.79%              $11,479.49       $38.16
       4           21.55%            0.34%               20.14%              $12,014.44       $39.94
       5           27.63%            0.34%               25.74%              $12,574.31       $41.80
       6           34.01%            0.34%               31.60%              $13,160.27       $43.75
       7           40.71%            0.34%               37.74%              $13,773.54       $45.79
       8           47.75%            0.34%               44.15%              $14,415.39       $47.92
       9           55.13%            0.34%               50.87%              $15,087.15       $50.15
      10           62.89%            0.34%               57.90%              $15,790.21       $52.49
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $5,790.21
  TOTAL ANNUAL FEES & EXPENSES                                                               $416.95

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO COLUMBIA FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------

Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of the Fund's assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 under the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

DEBT SECURITY -- when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has received a rating in the highest short-term rating category from two, or in some circumstances one, nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

GUARANTEED INVESTMENT CONTRACT -- an investment instrument issued by a rated insurance company in return for a payment by an investor.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as Standard & Poor's Corporation or Moody's Investors Service, Inc. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board. Please see the SAI for more information about credit ratings.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MONEY MARKET INSTRUMENT -- a high quality, short-term debt security that pays interest based on a fixed, variable or floating rate and is considered to mature in 13 months or less. Money market instruments include, but are not limited to, U.S. Treasury obligations, U.S. government obligations, certificates of deposit and time deposits, bankers' acceptances, commercial paper, corporate bonds, extendible commercial notes, asset backed securities, funding agreements, repurchase agreements and certain municipal securities.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

PARTICIPATION -- a pass-through certificate representing a share in a pool of debt obligations or other instruments.

PASS-THROUGH CERTIFICATE -- securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

PRIVATE ACTIVITY BOND -- a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SPECIAL PURPOSE ISSUER -- an entity organized solely to issue asset-backed securities on a pool of assets it owns.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

COLUMBIA MANAGEMENT.





Where to find more information

You'll find more information about Columbia Money Market Funds in the following documents:



ANNUAL AND SEMI-ANNUAL REPORTS

The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Columbia Funds:

By telephone:
1.800.353.0828 (Institutional Investors)
1.800.345.6611 (Individual Investors)

By mail:
COLUMBIA FUNDS
c/o COLUMBIA MANAGEMENT SERVICES, INC.
ONE FINANCIAL CENTER
BOSTON, MA 02111-2621

On the Internet:
www.columbiafunds.com



Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.



SEC file number: 811-09645
Columbia Funds Series Trust

PVB-36/111390-0606

                  Money Market Funds

                  Prospectus -- Institutional Class Shares

                  August 1, 2006





                  Columbia Cash Reserves

                  Columbia Treasury Reserves








                  THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

                  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




NOT FDIC-INSURED     NOT BANK ISSUED
   NO BANK
  GUARANTEE          MAY LOSE VALUE

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE COLUMBIA FUNDS FAMILY (COLUMBIA FUNDS OR COLUMBIA FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 33.

YOUR INVESTMENT IN A FUND IS NOT A BANK DEPOSIT OR OTHER OBLIGATION OF, OR ISSUED OR ENDORSED OR GUARANTEED BY, BANK OF AMERICA, N.A. (BANK OF AMERICA) OR ANY OF ITS AFFILIATES. YOUR INVESTMENT IN A FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUNDS AND MAY BE COMPENSATED OR INCENTED IN CONNECTION WITH THE SALE OF THE FUNDS.

YOUR INVESTMENT IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL INVESTED. YOUR INVESTMENT MAY LOSE MONEY.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about some Columbia Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

This prospectus offers Institutional Class Shares of the Funds. This class of shares is designed primarily for financial institutions and intermediaries for their own accounts, and for certain of their client accounts. Please turn to BUYING, SELLING AND EXCHANGING SHARES for more information about who is eligible to buy this class of shares.

ABOUT THE FUNDS

The Money Market Funds seek to provide income while protecting the principal of your original investment by investing in money market instruments.

Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

ARE THESE FUNDS RIGHT FOR YOU?

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Money Market Funds may be suitable for you if:

  - you're looking for a relatively low risk investment with stability of principal

  - you have short-term income needs

They may not be suitable for you if:

  - you're looking for higher returns and are prepared to assume a higher level of investment risk

  - you're more comfortable with bank deposits that are FDIC-insured

You'll find a discussion of each Fund's investment objective, principal investment strategies and principal risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.353.0828 if you're an institutional investor. You can also contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

COLUMBIA MANAGEMENT ADVISORS, LLC (THE ADVISER) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER STARTING ON PAGE 16.

--------------------------------------------------------------------------------


COLUMBIA CASH RESERVES                                           4
------------------------------------------------------------------
COLUMBIA TREASURY RESERVES                                       9
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     14
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       16

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                         18
     How orders are processed                                   20
  Shareholder administration fees and
     financial intermediary payments                            24
  Distributions and taxes                                       26
  Legal matters                                                 28
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            29
------------------------------------------------------------------
HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION                 31
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   33
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

COLUMBIA CASH RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 16.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - bank obligations, including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches,

  - commercial paper,

  - corporate bonds,

  - extendible commercial notes,

  - asset-backed securities,

  - funding agreements,

  - municipal securities,

  - repurchase agreements and

  - other high quality short-term obligations.

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the portfolio management team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Cash Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - INTEREST RATE RISK -- The yield paid by the Fund will vary with changes in short-term interest rates.

      - CREDIT RISK -- Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. With respect to municipal securities, the ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid.

      - U.S. GOVERNMENT OBLIGATIONS -- Obligations of U.S. government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government would provide financial support to any of these entities if it is not obligated to do so by law.

      - REPURCHASE AGREEMENTS -- Repurchase agreements, while backed by collateral, carry some risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.

      - FOREIGN INVESTMENTS -- Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, potentially high or confiscatory levels of taxation, incomplete financial information about the issuers of securities, and political or economic instability. Foreign securities may be more volatile and less liquid than U.S. securities.

      - SHARE PRICE -- There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.

      - SELECTION OF INVESTMENTS -- The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Institutional Class Shares has varied from year to year.

               2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----
               4.18%    1.77%    1.05%    1.21%    3.06%



              *Year-to-date return as of June 30, 2006: 2.27%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 2001:          1.43%
         WORST: 2ND QUARTER 2004:         0.22%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                                                   LIFE OF
                                                     1 YEAR         5 YEAR          FUND*
         INSTITUTIONAL CLASS SHARES                  3.06%          2.25%          2.31%




      *THE INCEPTION DATE OF INSTITUTIONAL CLASS SHARES IS NOVEMBER 30, 2000.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Institutional Class Shares can be found in the section HYPOTHETICAL
                   INVESTMENT AND EXPENSE INFORMATION.

         SHAREHOLDER FEES                                        Institutional Class
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.25%



         Shareholder administration fees                                0.04%



         Other expenses                                                 0.02%
                                                                        -----



         Total annual Fund operating expenses                           0.31%



         Fee waivers and/or reimbursements                             (0.07)%
                                                                       -------



         Total net expenses(3)                                          0.24%
                                                                        =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Institutional Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INSTITUTIONAL CLASS SHARES              $25       $93      $167       $386

COLUMBIA TREASURY RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 16.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - U.S. Treasury obligations

  - repurchase agreements and reverse repurchase agreements secured by U.S. Treasury obligations and U.S. government obligations

  - obligations whose principal and interest are backed by the U.S. government

The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(GRAPH GRAPHIC)    PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
                   Columbia Treasury Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income and alternative minimum taxes and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Institutional Class Shares has varied from year to year.

               2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----
               3.94%    1.65%    0.98%    1.11%    2.92%



              *Year-to-date return as of June 30, 2006: 2.20%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 2001:          1.36%
         WORST: 2ND QUARTER 2004:         0.20%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                                              LIFE OF
                                                            1 YEAR   5 YEAR    FUND*
         INSTITUTIONAL CLASS SHARES                         2.92%    2.11%     2.21%

      *THE INCEPTION DATE OF INSTITUTIONAL CLASS SHARES IS NOVEMBER 21, 2000.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Institutional Class Shares can be found in the section HYPOTHETICAL
                   INVESTMENT AND EXPENSE INFORMATION.

         SHAREHOLDER FEES                                        Institutional Class
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.25%



         Shareholder administration fees                                0.04%



         Other expenses                                                 0.01%
                                                                        -----



         Total annual Fund operating expenses                           0.30%



         Fee waivers and/or reimbursements                             (0.06)%
                                                                       -------



         Total net expenses(3)                                          0.24%
                                                                        =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Institutional Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INSTITUTIONAL CLASS SHARES              $25       $90      $163       $375

Other important information
(GRAPH GRAPHIC)

You'll find specific information about each Fund's investment objective, principal investment strategies and risks in the descriptions starting on page
4. The following are some other risks and information you should consider before you invest:

      - SPECIAL RULES FOR MONEY MARKET FUNDS -- Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

          - may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

          - must maintain an average dollar-weighted maturity of 90 days or less

          Also, the Funds:

          - may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days

          - may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier securities

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. The 80% Policy of certain Funds may be changed without shareholder approval by giving shareholders at least 60 days' notice. The 80% Policy of certain other Funds and other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons may not earn income.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, distribution, administration, shareholder servicing, transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Columbia Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Columbia Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI and on the Columbia Funds' website at www.columbiafunds.com under Fund Portfolio Data. In addition, a complete list of each Fund's portfolio holdings for each calendar month will be available upon request 5 business days following each month-end.

      - INFORMATION FOR FEDERALLY CHARTERED CREDIT UNIONS -- Shares of Columbia Treasury Reserves are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration Rules and Regulations and the National Credit Union Administration Letter Number 155.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- Each Fund may incur significant transaction costs that are in addition to the total annual Fund operating expenses disclosed in the fee tables. These transaction costs are made up of all the costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Fund's transaction costs are not.

How the Funds are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER (COLUMBIA MANAGEMENT ADVISORS, LLC) AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 100 mutual fund portfolios in the Columbia Funds Family, including the Money Market Funds described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities and money market instruments. The Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions.

Columbia Management currently has approximately $312 billion in assets under management, which consists of assets under the discretionary management of both the Adviser and Columbia Wanger Asset Management, L.P.

Columbia Funds pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with the Adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

The Adviser has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2007. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that the Adviser will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees the Adviser can receive, along with the actual advisory fees the Adviser and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  COLUMBIA CASH RESERVES                                      0.15%        0.12%



  COLUMBIA TREASURY RESERVES                                  0.15%        0.12%

INVESTMENT SUB-ADVISER

Columbia Funds and the Adviser may engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and the Funds have applied for relief from the SEC to permit the Funds to act on many of the Adviser's recommendations with approval only by the Board and not by Fund shareholders. The Adviser or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

A discussion regarding the basis for the Board of Trustees approving the investment sub-advisory agreement with each sub-adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02111-2621

--------------------------------------------------------------------------------

OTHER SERVICE PROVIDERS

The Funds are distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer and an indirect, wholly-owned subsidiary of Bank of America Corporation.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------


Columbia Management Advisors, LLC is the administrator of the Funds (Administrator), and is responsible for overseeing the administrative operations of the Funds. The Funds pay the Administrator a fee of 0.10% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly. The Funds also pay shareholder administration fees to the Administrator, its affiliates and/or other financial institutions and intermediaries for providing services to investors.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc. is the transfer agent for the Funds' shares (Transfer Agent), and is an indirect, wholly-owned subsidiary of Bank of America Corporation. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares

(DOLLAR SIGN GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------

This prospectus offers Institutional Class Shares of the Funds. Here are some general rules about this class of shares:

  - Institutional Class Shares are available on a direct basis or through certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they may provide automated cash management or other similar services (Cash Management Services). This share class may be used in connection with specific Cash Management Services programs, including programs designed for certain sweep account customers of Bank of America. This class of shares may be offered by:

    - Bank of America and certain of its affiliates

    - certain other financial institutions and intermediaries, including financial planners and investment advisers.

  - The minimum initial investment is $750,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Institutional Class Shares.

  - There is no minimum amount for additional investments.

  - There are no sales charges for buying, selling or exchanging these shares.

  - Please contact your investment professional for more information about the availability of this share class.

You'll find more information about buying, selling and exchanging Institutional Class Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related services and programs.

Investors that purchase shares through financial institutions in connection with Cash Management Services programs may incur account-level fees in addition to the fees disclosed in this prospectus. These investors should review their Cash Management Services program disclosure documents for information regarding additional fees.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. If you have questions about buying, selling or exchanging, or you need help placing an order, please call us at 1.800.353.0828 if you're an institutional investor. You can also contact your investment professional.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

Frequent purchases and sales of Fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the Fund) and disrupting portfolio management strategies. However, money market funds are designed to offer investors a liquid cash option that they may purchase and sell as often as they wish. Accordingly, Columbia Funds' Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares and the Fund accommodates frequent trading.

Except as expressly described in this prospectus (such as minimum purchase amounts), the Fund has no limits on purchase or exchange transactions. The Fund reserves the right, but has no obligation, to reject any purchase or exchange transaction at any time. In addition, Columbia Funds reserves the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE MONEY MARKET FUNDS RESERVE THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

IN ADDITION TO WEEKENDS, EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  - 9:45 a.m., 11:00 a.m., 2:30 p.m. and 5:00 p.m. Eastern time each business day for each share class of Columbia Cash Reserves and Columbia Treasury Reserves

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN A FUND

The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders to buy, sell or exchange shares may be delivered to the Transfer Agent by phone, in writing, or through the internet. For more information on account and trading restrictions and special sign-up procedures for internet transactions, please call us at 1.800.353.0828 for institutional investors or 1.800.345.6611 for individual investors. The Transfer Agent has procedures in place to authenticate electronic instructions. You will be asked to accept the terms of an online agreement(s) and utilize a password for internet services. Orders received in good order by the Fund, Distributor, Transfer Agent or their agents by the following times on a business day (unless the Fund closes early) will be processed as follows:

  - If your order for Columbia Cash Reserves or Columbia Treasury Reserves is received in good form by the Transfer Agent by 5:00 p.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you'll receive that day's dividends).

Investors are encouraged to place orders to sell as early in the day as possible. The business day that applies to an order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. We will not be liable for following telephone instructions that we reasonably believe are genuine.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(PLUS DOLLAR SIGN  BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Institutional Class Shares at net asset value per share.

        - For purchases via Fedwire, we must receive payment by the close of the Federal Reserve wire transfer system (typically 6 p.m. Eastern time) on the business day the Fund, Distributor, Transfer Agent or their agents receive the order (unless the Fund closes early).

             If we receive payment after this time, we'll cancel the order. We'll return any payment received for orders that we cancel. We can change this time under certain circumstances, for example, when there's more wiring activity than normal.

        - If we do not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal fund rate. We have the right to redeem all or part of your holding of shares in any Fund in order to meet these costs.

        - Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We don't issue certificates.

        - You may purchase shares of a Fund by electronically transferring money from your bank account to your Fund account by calling 1.800.422.3737. An electronic fund's transfer may take up to two business days to settle and be considered in "good form." You must set up this feature prior to your request.

--------------------------------------------------------------------------------

"GOOD FORM" MEANS THAT THE MONEY USED TO PURCHASE YOUR SHARES IS FULLY COLLECTED. WHEN SELLING SHARES BY LETTER OF INSTRUCTION, "GOOD FORM" ALSO MEANS
(I) YOUR LETTER HAS COMPLETE INSTRUCTIONS, THE PROPER SIGNATURES AND MEDALLION SIGNATURE GUARANTEES IF NECESSARY AND (II) ANY OTHER REQUIRED DOCUMENTS ARE ATTACHED. SIGNATURES MUST BE GUARANTEED BY EITHER A BANK, A MEMBER FIRM OF A NATIONAL STOCK EXCHANGE OR ANOTHER ELIGIBLE GUARANTOR THAT PARTICIPATES IN THE MEDALLION SIGNATURE GUARANTEE PROGRAM FOR REDEMPTIONS OVER $100,000, ALTERNATE PAYEE OR MAILING INSTRUCTIONS. FOR ADDITIONAL DOCUMENTS REQUIRED FOR SALES BY CORPORATIONS, AGENTS, FIDUCIARIES, SURVIVING JOINT OWNERS AND OTHER LEGAL ENTITIES PLEASE CALL 1.800.353.0828. NO INTEREST WILL BE PAID ON UNCASHED REDEMPTION CHECKS.




 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------



(MINUS DOLLAR SIGN GRAPHIC)              SELLING SHARES

      Here are some general rules for selling shares:

        - For redemptions via Fedwire, we normally send the sale proceeds by Fedwire as soon as practicable following the net value determination time applicable to your order. For more information please refer to HOW ORDERS ARE PROCESSED or contact the Transfer Agent.

        - You can sell up to an aggregate of $100,000 of shares by check via the telephone or through the internet to the address of record or via ACH to your bank in a 30-day period if you qualify for telephone orders.

        - If you paid for your shares by check, we'll hold the sale proceeds when you sell those shares for at least 10 days after the trade date of the purchase.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - You may sell shares of a Fund and request that the proceeds be electronically transferred to you bank account. Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your request.

        - Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares (except shares of Columbia Treasury Reserves).

        - We can delay payment of the sale proceeds of Columbia Cash Reserves or Columbia Treasury Reserves for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when:
          (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), or your account may be subject to an annual fee of $10. The Transfer Agent will send you written notification of such action and provide details on how you can add money to your account to avoid this penalty.

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you.

        - under certain other circumstances allowed under the 1940 Act.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.
--------------------------------------------------------------------------------



(ARROWS GRAPHIC)   EXCHANGING SHARES

      You can generally sell shares of a Fund to buy shares of another Fund distributed by the Distributor. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - You can generally exchange Institutional Class Shares of a Fund for Institutional Class Shares of any other Fund distributed by the Distributor. Some exceptions apply.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - We may limit the number of exchanges you can make within a specified period of time.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until the Transfer Agent has received the certificate and deposited the shares to your account.

Shareholder administration fees and financial intermediary payments (PERCENT GRAPHIC)

--------------------------------------------------------------------------------

FINANCIAL INSTITUTIONS AND INTERMEDIARIES MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.
--------------------------------------------------------------------------------


SHAREHOLDER ADMINISTRATION FEES

The Adviser, its affiliates and/or other financial institutions and intermediaries may receive a maximum annual shareholder administration fee of 0.04% of the average daily net assets of Institutional Class Shares of the Funds under a shareholder administration plan.

Fees are calculated daily and paid monthly. Because these fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment, and may cost you more than any sales charges you may pay.

The Funds pay these fees to eligible financial institutions and intermediaries for as long as the plan continues. We may reduce or discontinue payments at any time.

OTHER COMPENSATION -- FINANCIAL INTERMEDIARY PAYMENTS

In addition, the Distributor or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor or one of its affiliates. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by the Distributor attributable to that financial intermediary, gross sales of the mutual funds distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the support payments to any one financial intermediary are generally expected to be between 0.02% and 0.10% (between 0.03% and 0.12% in the case of the Columbia Money Market Funds) on an annual basis for payments based on average net assets of the Funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds (other than the Columbia Money Market Funds) attributable to the financial intermediary. The Distributor or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in the Fund.

Payments may also be made to certain financial intermediaries, including other Bank of America affiliates, that provide investor services to retirement plans and other investment programs to compensate financial intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.30% of the total Fund assets in the program on an annual basis. The Board has authorized the Funds to reimburse the Transfer Agent for amounts paid to financial intermediaries that maintain assets in omnibus accounts, subject to an annual cap of 0.11% of net assets maintained in such accounts. The amounts in excess of that reimbursed by a Fund will be borne by the Distributor or its affiliates.

The Distributor or its affiliates may make other payments or allow promotional incentives to financial intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

Amounts paid by the Distributor or its affiliates are paid out of the Distributor's or its affiliates' own revenue and do not increase the amount paid by you or your Fund. You can find further details about the payments made by the Distributor or its affiliates and the services provided by financial intermediaries as well as a list of the financial intermediaries to which the Distributor or its affiliates has agreed to make marketing support payments in the SAI, which can be obtained at www.columbiafunds.com or by calling
1.800.345.6611. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from the Distributor and its affiliates and any services it provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular Fund or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.

Distributions and taxes
(TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU
REINVEST YOUR DISTRIBUTIONS.
--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, the gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain, if any, to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares and is called a distribution.

Although the Funds do not expect to realize any capital gain, any capital gain realized by a Fund will be distributed at least once a year. The Funds declare distributions of net investment income each business day, and pay them on the first business day of each month. Normally, each Fund will declare and pay distributions of net investment income as indicated above. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily distribution Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Funds) or trade date (all other Funds), and realized net capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts because each class has different expenses.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at
1.800.353.0828 if you're an institutional investor. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the same Fund.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Fund's ordinary income and any net realized short-term capital gain, if any, generally are taxable to you as ordinary income. Although the Funds do not expect to realize significant capital gain, any distributions of net realized long-term capital gain, if any, generally are taxable to you as long-term capital gain.

In general, corporate shareholders will not be able to deduct any distributions when determining their taxable income. Fund distributions also will not qualify for reductions in federal income taxation of dividends payable to individuals from certain domestic and foreign corporations.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. State and local taxes may also apply to distributions.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is exempt from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult your tax adviser about your specific tax situation.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you are otherwise subject to backup withholding


The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied as a credit against your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

Legal matters

On February 9, 2005, the Adviser and Distributor entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, the Adviser and Distributor have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. The Adviser and Distributor are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Columbia Funds Series Trust (formerly known as Nations Funds Trust), its Board of Trustees, Bank of America Corporation and certain of its affiliates, including the Adviser and Distributor (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and other cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Funds Series Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds Series Trust against BAC and others that asserts claims under the federal securities laws and state common law. Columbia Funds Series Trust is a nominal defendant in this action.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of these actions. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Columbia Funds shareholders and/or the Columbia Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for preliminary approval.

Separately, several putative class actions have been filed against Columbia Funds Series Trust, Bank of America Corporation and certain of its affiliates, and others, in various federal courts relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. (George Siepel, et al. v. Bank of America, Columbia Funds Series Trust, et al., instituted December 28, 2005, U.S. District Court, E.D. Mo.; Luleff v. Bank of America, Columbia Funds Series Trust, William Carmichael, et al., instituted February 22, 2006, U.S. District Court, S.D. NY.) The suits allege various claims including state law claims for breach of fiduciary duty, breach of contract, unjust enrichment and violations of federal securities laws and seek damages and other remedies.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights tables are designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the Funds' financial statements, is included in the Funds' annual report. The independent registered public accounting firm's report and the Funds' financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

COLUMBIA CASH RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
  INSTITUTIONAL CLASS SHARES                   03/31/06            03/31/05            03/31/04            03/31/03
  Net asset value, beginning of year            $1.00               $1.00               $1.00               $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0352              0.0154              0.0096              0.0158
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0352)            (0.0154)            (0.0096)            (0.0158)
  Net asset value, end of year                  $1.00               $1.00               $1.00               $1.00
  TOTAL RETURN++                                3.58%               1.55%               0.97%               1.59%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $5,988,544          $4,869,930          $5,350,799          $4,541,350
  Ratio of operating expenses to average
    net assets(a)                               0.24%               0.24%              0.24%(c)            0.24%(b)
  Ratio of net investment income/(loss)
    to average net assets                       3.55%               1.52%               0.97%               1.58%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                   0.31%               0.31%               0.30%               0.30%

                                               YEAR ENDED
  INSTITUTIONAL CLASS SHARES                    03/31/02
  Net asset value, beginning of year             $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0316
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0316)
  Net asset value, end of year                   $1.00
  TOTAL RETURN++                                 3.21%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $3,257,737
  Ratio of operating expenses to average
    net assets(a)                               0.24%(b)
  Ratio of net investment income/(loss)
    to average net assets                        2.88%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.31%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The reimbursement from the Fund's investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

COLUMBIA TREASURY RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
  INSTITUTIONAL CLASS SHARES                   03/31/06            03/31/05            03/31/04            03/31/03
  Net asset value, beginning of year            $1.00               $1.00               $1.00               $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0341              0.0140              0.0089              0.0146
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0341)            (0.0140)            (0.0089)            (0.0146)
  Net asset value, end of year                  $1.00               $1.00               $1.00               $1.00
  TOTAL RETURN++                                3.46%               1.41%               0.90%               1.47%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $1,036,381           $439,022            $498,188            $538,719
  Ratio of operating expenses to average
    net assets(a)                               0.24%               0.24%               0.24%               0.24%
  Ratio of net investment income/(loss)
    to average net assets                       3.51%               1.42%               0.90%               1.48%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                   0.30%               0.31%               0.30%               0.30%

                                               YEAR ENDED
  INSTITUTIONAL CLASS SHARES                    03/31/02
  Net asset value, beginning of year             $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0298
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0298)
  Net asset value, end of year                   $1.00
  TOTAL RETURN++                                 3.02%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $383,265
  Ratio of operating expenses to average
    net assets(a)                                0.24%
  Ratio of net investment income/(loss)
    to average net assets                        2.77%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.31%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

Hypothetical investment and expense information

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Funds, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in each class of the Funds assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the Funds, which are the same as those stated in the Annual Fund Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables shown below reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charges, if any, which may be payable on redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

COLUMBIA CASH RESERVES -- INSTITUTIONAL CLASS SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%                0.24%              4.76%             $10,476.00       $24.57
       2           10.25%                0.31%              9.67%             $10.967.32       $33.24
       3           15.76%                0.31%             14.82%             $11,481.69       $34.80
       4           21.55%                0.31%             20.20%             $12,020.18       $36.43
       5           27.63%                0.31%             25.84%             $12,583.93       $38.14
       6           34.01%                0.31%             31.74%             $13,174.12       $39.92
       7           40.71%                0.31%             37.92%             $13,791.98       $41.80
       8           47.75%                0.31%             44.39%             $14,438.83       $43.76
       9           55.13%                0.31%             51.16%             $15,116.01       $45.81
      10           62.89%                0.31%             58.25%             $15,824.95       $47.96
  TOTAL GAIN AFTER FEES & EXPENSES                                             $5,824.95
  TOTAL ANNUAL FEES & EXPENSES PAID                                                           $386.42

COLUMBIA TREASURY RESERVES -- INSTITUTIONAL SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%                0.24%              4.76%             $10,476.00       $24.57
       2           10.25%                0.30%              9.68%             $10,968.37       $32.17
       3           15.76%                0.30%             14.84%             $11,483.89       $33.68
       4           21.55%                0.30%             20.24%             $12,023.63       $35.26
       5           27.63%                0.30%             25.89%             $12,588.74       $36.92
       6           34.01%                0.30%             31.80%             $13,180.41       $38.65
       7           40.71%                0.30%             38.00%             $13,799.89       $40.47
       8           47.75%                0.30%             44.48%             $14,448.48       $42.37
       9           55.13%                0.30%             51.28%             $15,127.56       $44.36
      10           62.89%                0.30%             58.39%             $15,838.56       $46.45
  TOTAL GAIN AFTER FEES & EXPENSES                                             $5,838.56
  TOTAL ANNUAL FEES & EXPENSES PAID                                                           $374.91

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO COLUMBIA FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------


Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of the Fund's assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 under the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

DEBT SECURITY -- when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

EQUITY SECURITY -- an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has received a rating in the highest short-term rating category from two, or in some circumstances one, nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as Standard & Poor's Corporation or Moody's Investors Service, Inc. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board. Please see the SAI for more information about credit ratings.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MONEY MARKET INSTRUMENT -- a high quality, short-term debt security that pays interest based on a fixed, variable or floating rate and is considered to mature in 13 months or less. Money market instruments include, but are not limited to, U.S. Treasury obligations, U.S. government obligations, certificates of deposit and time deposits, bankers' acceptances, commercial paper, corporate bonds, extendible commercial notes, asset backed securities, funding agreements, repurchase agreements and certain municipal securities.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

PARTICIPATION -- a pass-through certificate representing a share in a pool of debt obligations or other instruments.

PASS-THROUGH CERTIFICATE -- securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

PRIVATE ACTIVITY BOND -- a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SPECIAL PURPOSE ISSUER -- an entity organized solely to issue asset-backed securities on a pool of assets it owns.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

COLUMBIA MANAGEMENT.

WHERE TO FIND MORE INFORMATION

You'll find more information about Columbia Money Market Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Columbia Funds:

By telephone: 1.800.353.0828

BY MAIL:
COLUMBIA FUNDS
C/O COLUMBIA FUNDS SERVICES
P.O. BOX 8081
BOSTON, MA 02266-8081

On the Internet:
www.columbiafunds.com

Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


SEC file number: 811-09645                                           AD-AD-0145B
Columbia Funds Series Trust

CSH-36/112211-0706

                        Money Market Funds

                        Prospectus -- Capital Class Shares

                        August 1, 2006





                        Columbia Cash Reserves

                        Columbia Treasury Reserves

                        THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

                        ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                        OFFENSE.

NOT FDIC-INSURED        NOT BANK ISSUED
    NO BANK
   GUARANTEE            MAY LOSE VALUE

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE COLUMBIA FUNDS FAMILY (COLUMBIA FUNDS OR COLUMBIA FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 32.

YOUR INVESTMENT IN A FUND IS NOT A BANK DEPOSIT OR OTHER OBLIGATION OF, OR ISSUED OR ENDORSED OR GUARANTEED BY, BANK OF AMERICA, N.A. (BANK OF AMERICA) OR ANY OF ITS AFFILIATES. YOUR INVESTMENT IN A FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUNDS AND MAY BE COMPENSATED OR INCENTED IN CONNECTION WITH THE SALE OF THE FUNDS.

YOUR INVESTMENT IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL INVESTED. YOUR INVESTMENT MAY LOSE MONEY.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about some Columbia Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

This prospectus offers Capital Class Shares of the Funds. This class of shares is designed primarily for eligible institutional and individual investors on a direct basis or through certain financial institutions or intermediaries. Please turn to BUYING, SELLING AND EXCHANGING SHARES for more information about who is eligible to buy this class of shares.

ABOUT THE FUNDS

The Money Market Funds seek to provide income while protecting the principal of your original investment by investing in money market instruments.

Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

ARE THESE FUNDS RIGHT FOR YOU?

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Money Market Funds may be suitable for you if:

  - you're looking for a relatively low risk investment with stability of principal

  - you have short-term income needs

They may not be suitable for you if:

  - you're looking for higher returns and are prepared to assume a higher level of investment risk

  - you're more comfortable with bank deposits that are FDIC-insured

You'll find a discussion of each Fund's investment objective, principal investment strategies and principal risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.353.0828 if you're an institutional investor, or 1.800.345.6611 if you're an individual investor. You can also contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

COLUMBIA MANAGEMENT ADVISORS, LLC (THE ADVISER) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER STARTING ON PAGE 16.

--------------------------------------------------------------------------------


COLUMBIA CASH RESERVES                                           4
------------------------------------------------------------------
COLUMBIA TREASURY RESERVES                                       9
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     14
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       16

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                         18
      How orders are processed                                  19
  Financial intermediary payments                               23
  Distributions and taxes                                       25
  Legal matters                                                 27
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            28
------------------------------------------------------------------
HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION                 30
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   32
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

COLUMBIA CASH RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 16.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - bank obligations, including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches,

  - commercial paper,

  - corporate bonds,

  - extendible commercial notes,

  - asset-backed securities,

  - funding agreements,

  - municipal securities,

  - repurchase agreements and

  - other high quality short-term obligations.

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the portfolio management team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Cash Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - INTEREST RATE RISK -- The yield paid by the Fund will vary with changes in short-term interest rates.

      - CREDIT RISK -- Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. With respect to municipal securities, the ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid.

      - U.S. GOVERNMENT OBLIGATIONS -- Obligations of U.S. government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government would provide financial support to any of these entities if it is not obligated to do so by law.

      - REPURCHASE AGREEMENTS -- Repurchase agreements, while backed by collateral, carry some risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.

      - FOREIGN INVESTMENTS -- Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, potentially high or confiscatory levels of taxation, incomplete financial information about the issuers of securities, and political or economic instability. Foreign securities may be more volatile and less liquid than U.S. securities.

      - SHARE PRICE -- There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.

      - SELECTION OF INVESTMENTS -- The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Capital Class Shares has varied from year to year.

               1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               5.44%    5.62%    5.58%    5.22%    6.47%    4.22%    1.81%    1.09%    1.25%    3.10%



              *Year-to-date return as of June 30, 2006: 2.29%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 3RD QUARTER 2000:          1.66%
         WORST: 2ND QUARTER 2004:         0.23%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                         1 YEAR   5 YEARS   10 YEARS
         CAPITAL CLASS SHARES                            3.10%     2.29%     3.96%

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Capital Class Shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                            Capital Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                   N/A



         Maximum deferred sales charge (load)                               N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                               0.25%



         Other expenses                                                   0.02%
                                                                        -------



                                                                          0.27%
         Total annual Fund operating expenses



         Fee waivers and/or reimbursements                              (0.07)%
                                                                        -------



         Total net expenses(3)                                            0.20%
                                                                        =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Capital Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CAPITAL CLASS SHARES                    $20       $80      $145       $336

COLUMBIA TREASURY RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 16.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - U.S. Treasury obligations

  - repurchase agreements and reverse repurchase agreements secured by U.S. Treasury obligations and U.S. government obligations

  - obligations whose principal and interest are backed by the U.S. government

The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Treasury Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income and alternative minimum taxes and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Capital Class Shares has varied from year to year.

               1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               5.33%    5.47%    5.39%    4.93%    6.19%    3.98%    1.69%    1.02%    1.15%    2.96%



              *Year-to-date return as of June 30, 2006: 2.22%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:          1.61%
         WORST: 2ND QUARTER 2004:         0.21%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                         1 YEAR   5 YEARS   10 YEARS
         CAPITAL CLASS SHARES                            2.96%     2.15%     3.79%

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Capital Class Shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                            Capital Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                   N/A



         Maximum deferred sales charge (load)                               N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                               0.25%



         Other expenses                                                   0.01%
                                                                        -------



                                                                          0.26%
         Total annual Fund operating expenses



         Fee waivers and/or reimbursements                              (0.06)%
                                                                        -------



         Total net expenses(3)                                            0.20%
                                                                        =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Capital Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CAPITAL CLASS SHARES                    $20       $78      $140       $325

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Fund's investment objective, principal investment strategies and risks in the descriptions starting on page
4. The following are some other risks and information you should consider before you invest:

      - SPECIAL RULES FOR MONEY MARKET FUNDS -- Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

        - may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

        - must maintain an average dollar-weighted maturity of 90 days or less

        Also, the Funds:

        - may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days

        - may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier securities

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. The 80% Policy of certain Funds may be changed without shareholder approval by giving shareholders at least 60 days' notice. The 80% Policy of certain other Funds and other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons may not earn income.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, distribution, administration, shareholder servicing, transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Columbia Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Columbia Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI and on the Columbia Funds' website at www.columbiafunds.com under Fund Portfolio Data. In addition, a complete list of each Fund's portfolio holdings for each calendar month will be available upon request 5 business days following each month-end.

      - INFORMATION FOR FEDERALLY CHARTERED CREDIT UNIONS -- Shares of Columbia Treasury Reserves are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration Rules and Regulations and the National Credit Union Administration Letter Number 155.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- Each Fund may incur significant transaction costs that are in addition to the total annual Fund operating expenses disclosed in the fee tables. These transaction costs are made up of all the costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Fund's transaction costs are not.

How the Funds are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER (COLUMBIA MANAGEMENT ADVISORS, LLC) AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 100 mutual fund portfolios in the Columbia Funds Family, including the Money Market Funds described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities and money market instruments. The Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions.

Columbia Management currently has approximately $312 billion in assets under management, which consists of assets under the discretionary management of both the Adviser and Columbia Wanger Asset Management, L.P.

Columbia Funds pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with the Adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

The Adviser has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2007. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that the Adviser will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees the Adviser can receive, along with the actual advisory fees the Adviser and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  COLUMBIA CASH RESERVES                                      0.15%       0.12%



  COLUMBIA TREASURY RESERVES                                  0.15%       0.12%

INVESTMENT SUB-ADVISER

Columbia Funds and the Adviser may engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and the Funds have applied for relief from the SEC to permit the Funds to act on many of the Adviser's recommendations with approval only by the Board and not by Fund shareholders. The Adviser or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

A discussion regarding the basis for the Board of Trustees approving the investment sub-advisory agreement with each sub-adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

OTHER SERVICE PROVIDERS

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02111-2621

--------------------------------------------------------------------------------


The Funds are distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer and an indirect, wholly-owned subsidiary of Bank of America Corporation.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------


Columbia Management Advisors, LLC is the administrator of the Funds (Administrator), and is responsible for overseeing the administrative operations of the Funds. The Funds pay the Administrator a fee of 0.10% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc. is the transfer agent for the Funds' shares (Transfer Agent), and is an indirect, wholly-owned subsidiary of Bank of America Corporation. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares
(DOLLAR SIGN GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


This prospectus offers Capital Class Shares of the Funds. Here are some general rules about this class of shares:

  - Capital Class Shares are available to eligible institutions and individuals on a direct basis or through certain financial institutions or intermediaries.

  - The minimum initial investment is $1,000,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary agent or custodian may no longer be eligible to purchase or hold Capital Class Shares.

  - There is no minimum for additional investments.

  - There are no sales charges for buying, selling or exchanging these shares.

You'll find more information about buying, selling and exchanging Capital Class Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs and services.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. If you have questions about buying, selling or exchanging, or you need help placing an order, please call us at 1.800.353.0828 if you're an institutional investor, or 1.800.345.6611 if you're an individual investor. You can also contact your investment professional.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

Frequent purchases and sales of Fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the Funds) and disrupting portfolio management strategies. However, money market funds are designed to offer investors a liquid cash option that they may purchase and sell as often as they wish. Accordingly, Columbia Funds' Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares and the Funds accommodate frequent trading.

Except as expressly described in this prospectus (such as minimum purchase amounts), the Funds have no limits on purchase or exchange transactions. The Funds reserve the right, but have no obligation, to reject any purchase or exchange transaction at any time. In addition, Columbia Funds reserves the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE MONEY MARKET FUNDS RESERVE THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

IN ADDITION TO WEEKENDS, EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  - 9:45 a.m., 11:00 a.m., 2:30 p.m. and 5:00 p.m. Eastern time each business day for each share class of Columbia Cash Reserves and Columbia Treasury Reserves

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN A FUND

The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders to buy, sell or exchange shares may be delivered to the Transfer Agent by phone, in writing, or through the internet. For more information on account and trading restrictions and special sign-up procedures for internet transactions, please call us at 1.800.353.0828 for institutional investors or 1.800.345.6611 for individual investors. The Transfer Agent has procedures in place to authenticate electronic instructions. You will be asked to accept the terms of an online agreement(s) and utilize a password for internet services. Orders received in good order by the Fund, Distributor, Transfer Agent or their agents by the following times on a business day (unless the Fund closes early) will be processed as follows:

  - If your order for Columbia Cash Reserves or Columbia Treasury Reserves is received in good form by the Transfer Agent by 5:00 p.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you'll receive that day's dividends).

Investors are encouraged to place orders to sell as early in the day as possible. The business day that applies to an order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. We will not be liable for following telephone instructions that we reasonably believe are genuine.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------


(PLUS SIGN DOLLAR         BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Capital Class Shares at net asset value per share.

        - For purchases via Fedwire, we must receive payment by the close of the Federal Reserve wire transfer system (typically 6 p.m. Eastern time) on the business day the Fund, Distributor, Transfer Agent or their agents receive the order (unless the Fund closes early).

          If we receive payment after this time, we'll cancel the order. We'll return any payment received for orders that we cancel. We can change this time under certain circumstances, for example, when there's more wiring activity than normal.

        - If we do not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal fund rate. We have the right to redeem all or part of your holding of shares in any Fund in order to meet these costs.

        - Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We don't issue certificates.

        - You may purchase shares of a Fund by electronically transferring money from your bank account to your Fund account by calling 1.800.422.3737. An electronic funds transfer may take up to two business days to settle and be considered in "good form." You must set up this feature prior to your request.

--------------------------------------------------------------------------------

"GOOD FORM" MEANS THAT THE MONEY USED TO PURCHASE YOUR SHARES IS FULLY COLLECTED. WHEN SELLING SHARES BY LETTER OF INSTRUCTION, "GOOD FORM" ALSO MEANS
(I) YOUR LETTER HAS COMPLETE INSTRUCTIONS, THE PROPER SIGNATURES AND MEDALLION SIGNATURE GUARANTEES IF NECESSARY AND (II) ANY OTHER REQUIRED DOCUMENTS ARE ATTACHED. SIGNATURES MUST BE GUARANTEED BY EITHER A BANK, A MEMBER FIRM OF A NATIONAL STOCK EXCHANGE OR ANOTHER ELIGIBLE GUARANTOR THAT PARTICIPATES IN THE MEDALLION SIGNATURE GUARANTEE PROGRAM FOR REDEMPTIONS OVER $100,000, ALTERNATE PAYEE OR MAILING INSTRUCTIONS. FOR ADDITIONAL DOCUMENTS REQUIRED FOR SALES BY CORPORATIONS, AGENTS, FIDUCIARIES, SURVIVING JOINT OWNERS AND OTHER LEGAL ENTITIES PLEASE CALL 1.800.353.0828 (INSTITUTIONAL INVESTORS) OR 1.800.345.6611 (INDIVIDUAL INVESTORS). NO INTEREST WILL BE PAID ON UNCASHED REDEMPTION CHECKS.







 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------



(MINUS SIGN DOLLAR        SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - For redemptions via Fedwire, we normally send the sale proceeds by Fedwire as soon as practicable following the determination time applicable to your order. For more information please refer to HOW ORDERS ARE PROCESSED or contact the Transfer Agent.

        - You can sell up to an aggregate of $100,000 of shares by check via the telephone or through the internet to the address of record or via ACH to your bank in a 30-day period if you qualify for telephone orders.

        - If you paid for your shares by check, we'll hold the sale proceeds when you sell those shares for at least 10 days after the trade date of the purchase.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - If you hold any shares in certificate form, you will not be able to sell those shares until you return the certificates to the Transfer Agent.

        - You may sell shares of a Fund and request that the proceeds be electronically transferred to you bank account. Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your request.

        - Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares (except shares of Columbia Treasury Reserves).

        - We can delay payment of the sale proceeds of Columbia Cash Reserves or Columbia Treasury Reserves for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when:
          (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), or your account may be subject to an annual fee of $10. The Transfer Agent will send you written notification of such action and provide details on how you can add money to your account to avoid this penalty.

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you.

        - under certain other circumstances allowed under the 1940 Act.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.
--------------------------------------------------------------------------------


       EXCHANGING SHARES

       (ARROWS GRAPHIC)

      You can generally sell shares of a Fund to buy shares of another Fund distributed by the Distributor. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - You can generally exchange Capital Class Shares of a Fund for Capital Class Shares of any other Fund distributed by the Distributor. Some exceptions apply.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - We may limit the number of exchanges you can make within a specified period of time.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until the Transfer Agent has received the certificate and deposited the shares to your account.

Financial intermediary payments
[PERCENT GRAPHIC]

The Distributor or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor or one of its affiliates. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by the Distributor attributable to that financial intermediary, gross sales of the mutual funds distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the support payments to any one financial intermediary are generally expected to be between 0.02% and 0.10% (between 0.03% and 0.12% in the case of the Columbia Money Market Funds) on an annual basis for payments based on average net assets of the Funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds (other than the Columbia Money Market Funds) attributable to the financial intermediary. The Distributor or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in the Fund.

Payments may also be made to certain financial intermediaries, including other Bank of America affiliates, that provide investor services to retirement plans and other investment programs to compensate financial intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.30% of the total Fund assets in the program on an annual basis. The Board has authorized the Funds to reimburse the Transfer Agent for amounts paid to financial intermediaries that maintain assets in omnibus accounts, subject to an annual cap of 0.11% of net assets maintained in such accounts. The amounts in excess of that reimbursed by a Fund will be borne by the Distributor or its affiliates.

The Distributor or its affiliates may make other payments or allow promotional incentives to financial intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

Amounts paid by the Distributor or its affiliates are paid out of the Distributor's or its affiliates' own revenue and do not increase the amount paid by you or your Fund. You can find further details about the payments made by the Distributor or its affiliates and the services provided by financial intermediaries as well as a list of the financial intermediaries to which the Distributor or its affiliates has agreed to make marketing support payments in the SAI, which can be obtained at www.columbiafunds.com or by calling
1.800.345.6611. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from the Distributor and its affiliates and any services it provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular Fund or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.

Distributions and taxes
(TAX DOLLAR GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, the gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain, if any, to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares and is called a distribution.

Although the Funds do not expect to realize any capital gain, any capital gain realized by a Fund will be distributed at least once a year. The Funds declare distributions of net investment income each business day, and pay them on the first business day of each month. Normally, each Fund will declare and pay distributions of net investment income as indicated above. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily distribution Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Funds) or trade date (all other Funds), and realized net capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts because each class has different expenses.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at
1.800.353.0828 if you're an institutional investor, or 1.800.345.6611 if you're an individual investor. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the same Fund.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Fund's ordinary income and any net realized short-term capital gain, if any, generally are taxable to you as ordinary income. Although the Funds do not expect to realize significant capital gain, any distributions of net realized long-term capital gain, if any, generally are taxable to you as long-term capital gain.

In general, corporate shareholders will not be able to deduct any distributions when determining their taxable income. Fund distributions also will not qualify for reductions in federal income taxation of dividends payable to individuals from certain domestic and foreign corporations.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. State and local taxes may also apply to distributions.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is exempt from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult your tax adviser about your specific tax situation.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied as a credit against your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

Legal matters

On February 9, 2005, the Adviser and Distributor entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, the Adviser and Distributor have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. The Adviser and Distributor are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Columbia Funds Series Trust (formerly known as Nations Funds Trust), its Board of Trustees, Bank of America Corporation and certain of its affiliates, including the Adviser and Distributor (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and other cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Funds Series Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds Series Trust against BAC and others that asserts claims under the federal securities laws and state common law. Columbia Funds Series Trust is a nominal defendant in this action.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of these actions. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Columbia Funds shareholders and/or the Columbia Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for preliminary approval.

Separately, several putative class actions have been filed against Columbia Funds Series Trust, Bank of America Corporation and certain of its affiliates, and others, in various federal courts relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. (George Siepel, et al. v. Bank of America, Columbia Funds Series Trust, et al., instituted December 28, 2005, U.S. District Court, E.D. Mo.; Luleff v. Bank of America, Columbia Funds Series Trust, William Carmichael, et al., instituted February 22, 2006, U.S. District Court, S.D. NY.) The suits allege various claims including state law claims for breach of fiduciary duty, breach of contract, unjust enrichment and violations of federal securities laws and seek damages and other remedies.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights tables are designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the Funds' financial statements, is included in the Funds' annual report. The independent registered public accounting firm's report and the Funds' financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

COLUMBIA CASH RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CAPITAL CLASS SHARES                         03/31/06             03/31/05             03/31/04             03/31/03
  Net asset value, beginning of year             $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0356               0.0158               0.0100               0.0161
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0356)             (0.0158)             (0.0100)             (0.0161)
  Net asset value, end of year                   $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 3.62%                1.59%                1.01%                1.63%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $17,884,676          $18,286,171          $24,767,958          $33,084,072
  Ratio of operating expenses to average
    net assets(a)                                0.20%                0.20%              0.20%(c)             0.20%(b)
  Ratio of net investment income/(loss)
    to average net assets                        3.58%                1.53%                1.01%                1.62%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.27%                0.27%                0.26%                0.26%

                                               YEAR ENDED
  CAPITAL CLASS SHARES                          03/31/02
  Net asset value, beginning of year              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0320
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0320)
  Net asset value, end of year                    $1.00
  TOTAL RETURN++                                  3.25%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $39,231,604
  Ratio of operating expenses to average
    net assets(a)                               0.20%(b)
  Ratio of net investment income/(loss)
    to average net assets                         2.92%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.27%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The reimbursement from the Fund's investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

COLUMBIA TREASURY RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CAPITAL CLASS SHARES                         03/31/06             03/31/05             03/31/04             03/31/03
  Net asset value, beginning of year             $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0345               0.0144               0.0093               0.0150
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0345)             (0.0144)             (0.0093)             (0.0150)
  Net asset value, end of year                   $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 3.50%                1.45%                0.94%                1.51%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $2,283,858           $1,570,292           $2,120,480           $2,560,626
  Ratio of operating expenses to average
    net assets(a)                                0.20%                0.20%                0.20%                0.20%
  Ratio of net investment income/(loss)
    to average net assets                        3.51%                1.41%                0.94%                1.52%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.26%                0.27%                0.26%                0.26%

                                               YEAR ENDED
  CAPITAL CLASS SHARES                          03/31/02
  Net asset value, beginning of year              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0302
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0302)
  Net asset value, end of year                    $1.00
  TOTAL RETURN++                                  3.06%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $3,715,126
  Ratio of operating expenses to average
    net assets(a)                                 0.20%
  Ratio of net investment income/(loss)
    to average net assets                         2.81%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.27%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Hypothetical investment and expense information

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Funds, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in each class of the Funds assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the Funds, which are the same as those stated in the Annual Fund Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables shown below reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charges, if any, which may be payable on redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

COLUMBIA CASH RESERVES -- CAPITAL SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%
              CUMULATIVE RETURN     ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE          AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO             EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%             0.20%               4.80%              $10,480.00       $20.48
       2           10.25%             0.27%               9.76%              $10,975.70       $28.97
       3           15.76%             0.27%              14.95%              $11,494.85       $30.34
       4           21.55%             0.27%              20.39%              $12,038.56       $31.77
       5           27.63%             0.27%              26.08%              $12,607.99       $33.27
       6           34.01%             0.27%              32.04%              $13,204.34       $34.85
       7           40.71%             0.27%              38.29%              $13,828.91       $36.49
       8           47.75%             0.27%              44.83%              $14,483.02       $38.22
       9           55.13%             0.27%              51.68%              $15,168.06       $40.03
      10           62.89%             0.27%              58.86%              $15,885.51       $41.92
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $5,885.51
  TOTAL ANNUAL FEES & EXPENSES                                                               $336.34

COLUMBIA TREASURY RESERVES -- CAPITAL SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              0.20%                4.80%             $10,480.00       $20.48
       2           10.25%              0.26%                9.77%             $10,976.75       $27.89
       3           15.76%              0.26%               14.97%             $11,497.05       $29.22
       4           21.55%              0.26%               20.42%             $12,042.01       $30.60
       5           27.63%              0.26%               26.13%             $12,612.80       $32.05
       6           34.01%              0.26%               32.11%             $13,210.65       $33.57
       7           40.71%              0.26%               38.37%             $13,836.83       $35.16
       8           47.75%              0.26%               44.93%             $14,492.70       $36.83
       9           55.13%              0.26%               51.80%             $15,179.65       $38.57
      10           62.89%              0.26%               58.99%             $15,899.17       $40.40
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $5,899.17
  TOTAL ANNUAL FEES & EXPENSES                                                                $324.78

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO COLUMBIA FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------

Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of the Fund's assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 under the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

DEBT SECURITY -- when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has received a rating in the highest short-term rating category from two, or in some circumstances one, nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

GUARANTEED INVESTMENT CONTRACT -- an investment instrument issued by a rated insurance company in return for a payment by an investor.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as Standard & Poor's Corporation or Moody's Investors Service, Inc. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board. Please see the SAI for more information about credit ratings.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MONEY MARKET INSTRUMENT -- a high quality, short-term debt security that pays interest based on a fixed, variable or floating rate and is considered to mature in 13 months or less. Money market instruments include, but are not limited to, U.S. Treasury obligations, U.S. government obligations, certificates of deposit and time deposits, bankers' acceptances, commercial paper, corporate bonds, extendible commercial notes, asset backed securities, funding agreements, repurchase agreements and certain municipal securities.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

PARTICIPATION -- a pass-through certificate representing a share in a pool of debt obligations or other instruments.

PASS-THROUGH CERTIFICATE -- securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

PRIVATE ACTIVITY BOND -- a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SPECIAL PURPOSE ISSUER -- an entity organized solely to issue asset-backed securities on a pool of assets it owns.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

COLUMBIA MANAGEMENT.

Where to find more information

You'll find more information about Columbia Money Market Funds in the following documents:

Annual and semi-annual reports

The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

Statement of Additional Information

The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Columbia Funds:

By telephone:
1.800.353.0828 (Institutional Investors)
1.800.345.6611 (Individual Investors)

By mail:
COLUMBIA FUNDS
C/O COLUMBIA FUNDS SERVICES
P.O. BOX 8081
BOSTON, MA 02266-8081

On the Internet:
www.columbiafunds.com

Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


SEC file number: 811-09645
Columbia Funds Series Trust

CSH-36/112133-0706

                        Money Market Funds

                        Prospectus -- Investor Class Shares
                        August 1, 2006





                        Columbia Cash Reserves
                        Columbia Treasury Reserves

                        THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.


                        ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                        OFFENSE.




NOT FDIC-INSURED       NOT BANK ISSUED
   NO BANK
  GUARANTEE            MAY LOSE VALUE

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE COLUMBIA FUNDS FAMILY (COLUMBIA FUNDS OR COLUMBIA FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 37.

YOUR INVESTMENT IN A FUND IS NOT A BANK DEPOSIT OR OTHER OBLIGATION OF, OR ISSUED OR ENDORSED OR GUARANTEED BY, BANK OF AMERICA, N.A. (BANK OF AMERICA) OR ANY OF ITS AFFILIATES. YOUR INVESTMENT IN A FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUNDS AND MAY BE COMPENSATED OR INCENTED IN CONNECTION WITH THE SALE OF THE FUNDS.

YOUR INVESTMENT IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL INVESTED. YOUR INVESTMENT MAY LOSE MONEY.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about some Columbia Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

This prospectus offers Investor Class Shares of the Funds. This class of shares is designed primarily for financial institutions and intermediaries for their own accounts, and for certain of their client accounts. Please turn to BUYING, SELLING AND EXCHANGING SHARES for more information about who is eligible to buy this class of shares.

ABOUT THE FUNDS

The Money Market Funds seek to provide income while protecting the principal of your original investment by investing in money market instruments.

Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

ARE THESE FUNDS RIGHT FOR YOU?

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Money Market Funds may be suitable for you if:

  - you're looking for a relatively low risk investment with stability of principal

  - you have short-term income needs

They may not be suitable for you if:

  - you're looking for higher returns and are prepared to assume a higher level of investment risk

  - you're more comfortable with bank deposits that are FDIC-insured

You'll find a discussion of each Fund's investment objective, principal investment strategies and principal risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.353.0828 if you're an institutional investor, or 1.800.345.6611 if you're an individual investor. You can also contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

COLUMBIA MANAGEMENT ADVISORS, LLC (THE ADVISER) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER STARTING ON PAGE 16.

--------------------------------------------------------------------------------


COLUMBIA CASH RESERVES                                           4
------------------------------------------------------------------
COLUMBIA TREASURY RESERVES                                       9
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     14
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       16

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                         18
     How orders are processed                                   22
  How selling and servicing agents are paid                     28
  Distributions and taxes                                       30
  Legal matters                                                 32
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            33
------------------------------------------------------------------
HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION                 35
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   37
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

COLUMBIA CASH RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 16.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - bank obligations, including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches,

  - commercial paper,

  - corporate bonds,

  - extendible commercial notes,

  - asset-backed securities,

  - funding agreements,

  - municipal securities,

  - repurchase agreements and

  - other high quality short-term obligations.

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the portfolio management team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Cash Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - INTEREST RATE RISK -- The yield paid by the Fund will vary with changes in short-term interest rates.

      - CREDIT RISK -- Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. With respect to municipal securities, the ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid.

      - U.S. GOVERNMENT OBLIGATIONS -- Obligations of U.S. government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government would provide financial support to any of these entities if it is not obligated to do so by law.

      - REPURCHASE AGREEMENTS -- Repurchase agreements, while backed by collateral, carry some risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.

      - FOREIGN INVESTMENTS -- Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, potentially high or confiscatory levels of taxation, incomplete financial information about the issuers of securities, and political or economic instability. Foreign securities may be more volatile and less liquid than U.S. securities.

      - SHARE PRICE -- There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.

      - SELECTION OF INVESTMENTS -- The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Investor Class Shares has varied from year to year.

               2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----
               6.10%    3.86%    1.46%    0.74%    0.90%    2.74%



              *Year-to-date return as of June 30, 2006: 2.11%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 3RD QUARTER 2000:          1.57%
         WORST: 2ND QUARTER 2004:         0.15%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         INVESTOR CLASS SHARES                             2.74%     1.93%    2.86%

      *THE INCEPTION DATE OF INVESTOR CLASS SHARES IS APRIL 12, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Investor Class Shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                           Investor Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.25%



         Distribution (12b-1) and shareholder servicing fees            0.35%



         Other expenses                                                 0.02%
                                                                       -------



         Total annual Fund operating expenses                           0.62%



         Fee waivers and/or reimbursements                             (0.07)%
                                                                       -------



         Total net expenses(3)                                          0.55%
                                                                       =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR CLASS SHARES                   $56      $191      $339       $768

COLUMBIA TREASURY RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 16.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY TWO, OR IN SOME CIRCUMSTANCES ONE, NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - U.S. Treasury obligations

  - repurchase agreements and reverse repurchase agreements secured by U.S. Treasury obligations and U.S. government obligations

  - obligations whose principal and interest are backed by the U.S. government

The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Treasury Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income and alternative minimum taxes and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Investor Class Shares has varied from year to year.

               2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----
               5.82%    3.62%    1.34%    0.67%    0.80%    2.60%



              *Year-to-date return as of June 30, 2006: 2.05%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:          1.52%
         WORST: 2ND QUARTER 2004:         0.12%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005




                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         INVESTOR CLASS SHARES                             2.60%     1.80%     2.69%

      *THE INCEPTION DATE OF INVESTOR CLASS SHARES IS APRIL 12, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Investor Class Shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                           Investor Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.25%



         Distribution (12b-1) and shareholder servicing fees            0.35%



         Other expenses                                                 0.01%
                                                                       -------



         Total annual Fund operating expenses                           0.61%



         Fee waivers and/or reimbursements                             (0.06)%
                                                                       -------



         Total net expenses(3)                                          0.55%
                                                                       =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR CLASS SHARES                   $56      $189      $334       $756

Other important information
[LINE GRAPH GRAPHIC]

You'll find specific information about each Fund's investment objective, principal investment strategies and risks in the descriptions starting on page
4. The following are some other risks and information you should consider before you invest:

      - SPECIAL RULES FOR MONEY MARKET FUNDS -- Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

           - may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

           - must maintain an average dollar-weighted maturity of 90 days or less

             Also, the Funds:

           - may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days

           - may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier securities

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. The 80% Policy of certain Funds may be changed without shareholder approval by giving shareholders at least 60 days' notice. The 80% Policy of certain other Funds and other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons may not earn income.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, distribution, administration, shareholder servicing, transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Columbia Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Columbia Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI and on the Columbia Funds' website at www.columbiafunds.com under Fund Portfolio Data. In addition, a complete list of each Fund's portfolio holdings for each calendar month will be available upon request 5 business days following each month-end.

      - INFORMATION FOR FEDERALLY CHARTERED CREDIT UNIONS -- Shares of Columbia Treasury Reserves are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration Rules and Regulations and the National Credit Union Administration Letter Number 155.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- Each Fund may incur significant transaction costs that are in addition to the total annual Fund operating expenses disclosed in the fee tables. These transaction costs are made up of all the costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Fund's transaction costs are not.

How the Funds are managed
(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER (COLUMBIA MANAGEMENT ADVISORS, LLC) AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 100 mutual fund portfolios in the Columbia Funds Family, including the Money Market Funds described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities and money market instruments. The Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions.

Columbia Management currently has approximately $312 billion in assets under management, which consists of assets under the discretionary management of both the Adviser and Columbia Wanger Asset Management, L.P.

Columbia Funds pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with the Adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

The Adviser has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2007. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that the Adviser will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees the Adviser can receive, along with the actual advisory fees the Adviser and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  COLUMBIA CASH RESERVES                                      0.15%      0.12%



  COLUMBIA TREASURY RESERVES                                  0.15%      0.12%

INVESTMENT SUB-ADVISER

Columbia Funds and the Adviser may engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and the Funds have applied for relief from the SEC to permit the Funds to act on many of The Adviser's recommendations with approval only by the Board and not by Fund shareholders. The Adviser or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

A discussion regarding the basis for the Board of Trustees approving the investment sub-advisory agreement with each sub-adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT DISTRIBUTORS, INC.

ONE FINANCILA CENTER
BOSTON, MA 02111-2621

--------------------------------------------------------------------------------


OTHER SERVICE PROVIDERS

The Funds are distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer and an indirect, wholly-owned subsidiary of Bank of America Corporation. The Distributor may pay distribution (12b-1) and shareholder servicing fees and/or other compensation to companies for selling shares and providing services to investors.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------

Columbia Management Advisors, LLC is the administrator of the Funds (Administrator), and is responsible for overseeing the administrative operations of the Funds. The Funds pay the Administrator a fee of 0.10% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT SERVICES, LLC

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------

Columbia Management Services, Inc. is the transfer agent for the Funds' shares (Transfer Agent), and is an indirect, wholly-owned subsidiary of Bank of America Corporation. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares
[DOLLAR GRAPHIC]

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


This prospectus offers Investor Class Shares of the Funds. Here are some general rules about this class of shares:

  - Investor Class Shares are available on a direct basis or through certain financial institutions and intermediaries for their own accounts, and for certain client accounts. This class of shares may be offered by:

     - Bank of America and certain of its affiliates

     - certain other financial institutions and intermediaries.

  - The minimum initial investment is $25,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to come up with the minimum initial investment. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Investor Class Shares.

  - There is no minimum for additional investments.

  - The minimum initial investment is $10,000 using the Systematic Investment Plan. The minimum for additional investments under this plan is $1,000.

  - There are no sales charges for buying, selling or exchanging these shares.

  - Please contact your investment professional for more information about the availability of this share class.

You'll find more information about buying, selling and exchanging Investor Class Shares on the pages that follow. You should also ask your financial institution, intermediary or selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related services and programs.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. If you have questions about buying, selling or exchanging, or you need help placing an order, please call us at 1.800.353.0828 if you're an institutional investor, or 1.800.345.6611 if you're an individual investor. You can also contact your investment professional.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

Frequent purchases and sales of Fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the Funds) and disrupting portfolio management strategies. However, money market funds are designed to offer investors a liquid cash option that they may purchase and sell as often as they wish. Accordingly, Columbia Funds' Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares and the Funds accommodate frequent trading.

Except as expressly described in this prospectus (such as minimum purchase amounts), the Funds have no limits on purchase or exchange transactions. The Funds reserve the right, but have no obligation, to reject any purchase or exchange transaction at any time. In addition, Columbia Funds reserves the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

                        Ways to buy, sell
                           or exchange        How much you can buy, sell or exchange            Other things to know
                       -------------------    --------------------------------------    -------------------------------------
Buying shares          In a lump sum          MINIMUM INITIAL INVESTMENT:               There is no limit to the amount you
                                              - $25,000                                 can invest in Investor Class Shares.
                                              MINIMUM ADDITIONAL INVESTMENT:
                                              - none

                       Using our              minimum initial investment:               You can buy shares any day of the
                       Systematic             - $10,000                                 month on a monthly or quarterly
                       Investment Plan        minimum additional investment:            schedule.
                                              - $1,000

                       By wire                                                          You may purchase shares of a Fund by
                                                                                        wiring money from your bank account
                                                                                        to your Fund account. To wire funds
                                                                                        to your account, call 1.800.422.3737
                                                                                        for wiring instructions.

                       By electronic funds                                              You may purchase shares of a Fund by
                       transfer                                                         electronically transferring money
                                                                                        from your bank account to your Fund
                                                                                        account by calling 1.800.422.3737. An
                                                                                        electronic funds transfer may take up
                                                                                        to two business days to settle and be
                                                                                        considered in "good form." You must
                                                                                        set up this feature prior to your
                                                                                        request.

Selling shares         In a lump sum          - shares sold by check via the            A Fund will generally send proceeds
                                              telephone or through the internet are     from the sale to you as soon as
                                                limited to an aggregate of $100,000     practicable following the
                                                in a 30-day period                      determination of the Fund's net asset
                                              - restrictions may apply to               value applicable to your order.
                                              withdrawals from retirement plan          However, if you purchased your shares
                                                accounts                                by check, a Fund may delay sending
                                                                                        the proceeds from the sale of your
                                                                                        shares for up to 15 days after your
                                                                                        purchase to protect against checks
                                                                                        that are returned.

                       Using our free         - minimum $250 per check                  You can write checks for free. You
                       checkwriting                                                     can only use checks to make partial
                       service                                                          withdrawals from a Fund. You can't
                                                                                        use a check to make a full withdrawal
                                                                                        from a Fund.

                       Using our Automatic    - no minimum per withdrawal               Your account balance must be at least
                       Withdrawal Plan        - $5,000 requirement waived for           $5,000 to set up the plan. You can
                                              certain fee based accounts                make withdrawals any day of the month
                                                                                        on a monthly, quarterly or
                                                                                        semi-annual basis. We'll send your
                                                                                        money by check or deposit it directly
                                                                                        to your bank account.

                       By wire                                                          You may sell shares of a Fund and
                                                                                        request that the proceeds be wired to
                                                                                        your bank account. You must set up
                                                                                        this feature prior to your request.

                        Ways to buy, sell
                           or exchange        How much you can buy, sell or exchange            Other things to know
                       -------------------    --------------------------------------    -------------------------------------
                       By electronic funds                                              You may sell shares of a Fund and
                       transfer                                                         request that the proceeds be
                                                                                        electronically transferred to your
                                                                                        bank account. Proceeds may take up to
                                                                                        two business days to be received by
                                                                                        your bank. You must set up this
                                                                                        feature prior to your request.

Exchanging shares      In a lump sum          - new account minimums apply to           You can generally exchange Investor
                                                exchanges                               Class shares of a Fund for Investor
                                                                                        Class Shares of any other Fund
                                                                                        distributed by the Distributor. Some
                                                                                        exceptions apply.

                       Using our Automatic    - minimum $100 per exchange               You can make exchanges any day of the
                       Exchange Feature                                                 month.

                       By dividend                                                      You may automatically invest
                       diversification                                                  dividends distributed by a Fund into
                                                                                        the same class of shares (and, in
                                                                                        some cases, certain other classes) of
                                                                                        the Fund at no additional sales
                                                                                        charge. Additional sales charges may
                                                                                        apply if you are exchanging from a
                                                                                        Money Market Fund. To reinvest your
                                                                                        dividends, call 1.800.345.6611.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE MONEY MARKET FUNDS RESERVE THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

IN ADDITION TO WEEKENDS, EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------

HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  - 9:45 a.m., 11:00 a.m., 2:30 p.m. and 5:00 p.m. Eastern time each business day for each share class of Columbia Cash Reserves and Columbia Treasury Reserves

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN A FUND

The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders to buy, sell or exchange shares may be delivered to the Transfer Agent by phone, in writing, or through the internet. For more information on account and trading restrictions and special sign-up procedures for internet transactions, please call us at 1.800.353.0828 for institutional investors or 1.800.345.6611 for individual investors. The Transfer Agent has procedures in place to authenticate electronic instructions. You will be asked to accept the terms of an online agreement(s) and utilize a password for internet services. Orders received in good order by the Fund, Distributor, Transfer Agent or their agents by the following times on a business day (unless the Fund closes early) will be processed as follows:

  - If your order for Columbia Cash Reserves or Columbia Treasury Reserves is received in good form by the Transfer Agent by 5:00 p.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you'll receive that day's dividends).

Investors are encouraged to place orders to sell as early in the day as possible. The business day that applies to an order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. We will not be liable for following telephone instructions that we reasonably believe are genuine.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(PLUS DOLLAR SIGN  BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Investor Class Shares at net asset value per share.

        - For purchases via Fedwire, we must receive payment by the close of the Federal Reserve wire transfer system (typically 6 p.m. Eastern time) on the business day the Fund, Distributor, Transfer Agent or their agents receive the order (unless the Fund closes early).

          If we receive payment after this time, we'll cancel the order. We'll return any payment received for orders that we cancel. We can change this time under certain circumstances, for example, when there's more wiring activity than normal.

        - If we do not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal fund rate. We have the right to redeem all or part of your holding of shares in any Fund in order to meet these costs.

        - Financial institutions, intermediaries and selling agents are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We don't issue certificates.

        - You may purchase shares of a Fund by electronically transferring money from your bank account to your Fund account by calling 1.800.422.3737. An electronic funds transfer may take up to two business days to settle and be considered in "good form." You must set up this feature prior to your request.

SYSTEMATIC INVESTMENT PLAN
You can make regular purchases of $1,000 or more using automatic transfers from your bank account to the Funds you choose. You can contact your financial adviser or us to set up the plan.

Here's how the plan works:

  - You can buy shares any day of the month on a monthly, quarterly or semi-annual basis.

  - Some exceptions may apply to employees of Bank of America and its affiliates. For details, please contact your financial adviser.

--------------------------------------------------------------------------------

"GOOD FORM" MEANS THAT THE MONEY USED TO PURCHASE YOUR SHARES IS FULLY COLLECTED. WHEN SELLING SHARES BY LETTER OF INSTRUCTION, "GOOD FORM" ALSO MEANS
(I) YOUR LETTER HAS COMPLETE INSTRUCTIONS, THE PROPER SIGNATURES AND MEDALLION SIGNATURE GUARANTEES AND (II) ANY OTHER REQUIRED DOCUMENTS ARE ATTACHED. FOR ADDITIONAL DOCUMENTS REQUIRED FOR SALES BY CORPORATIONS, AGENTS, FIDUCIARIES, SURVIVING JOINT OWNERS AND OTHER LEGAL ENTITIES PLEASE CALL 1.800.353.0828 (INSTITUTIONAL INVESTORS) OR 1.800.345.6611 (INDIVIDUAL INVESTORS). NO INTEREST WILL BE PAID ON UNCASHED REDEMPTION CHECKS.




 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------



(MINUS DOLLAR SIGN SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - If you're selling shares through a selling agent, financial institution or intermediary, we normally send the sale proceeds by Fedwire as soon as practicable following the net asset value determination time applicable to your order. For more information please refer to HOW ORDERS ARE PROCESSED or contact the Transfer Agent.

        - If you're selling your shares directly through us, we normally send the sale proceeds by mail or electronically transfer to your bank account on the same business day that the Fund receives your order.

        - For shares sold by Fedwire there is generally a $500 minimum transaction amount and a fee of $7.50. The receiving bank may charge additional fees.

        - You can sell up to an aggregate of $100,000 of shares by check via the telephone or through the internet to the address of record or via ACH to your bank in a 30-day period if you qualify for telephone orders.

        - If you paid for your shares by check, we'll hold the sale proceeds when you sell those shares for at least 10 days after the trade date of the purchase.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - If you hold any shares in certificate form, you will not be able to sell those shares until you return the certificates to the Transfer Agent.

        - You may sell shares of a Fund and request that the proceeds be electronically transferred to you bank account. Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your request.

        - Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares (except shares of Columbia Treasury Reserves).

        - We can delay payment of the sale proceeds of Columbia Cash Reserves or Columbia Treasury Reserves for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when:
          (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation of share value), or your account may be subject to an annual fee of $10. The Transfer Agent will send you written notification of such action and provide details on how you can add money to your account to avoid this penalty.

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you.

        - under certain other circumstances allowed under the 1940 Act.

CHECKWRITING SERVICE
You can withdraw money from the Funds using our free checkwriting service. You can contact your financial adviser or us to set up the service.

Here's how the service works:

  - Each check you write must be for a minimum of $250.

  - You can only use checks to make partial withdrawals. You can't use a check to make a full withdrawal of the shares you hold in a Fund.

  - Shares you sell by writing a check are eligible to receive distributions up to the day our custodian receives the check for payment.

  - We can change or cancel the service by giving you 30 days notice in writing.

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw funds any day of the month on a monthly, quarterly or semi-annual basis. You can contact your financial adviser or us to set up the plan.

Here's how the plan works:

  - Your account balance must be at least $5,000 to set up the plan. Certain fee based accounts are not subject to the $5,000 requirement.

  - If you set up the plan after you've opened your account, your signature must be Medallion Guaranteed.

  - We'll send you a check or deposit the money directly to your bank account.

  - You can cancel the plan by giving your financial adviser or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------



(ARROWS GRAPHIC)   EXCHANGING SHARES

      You can generally sell shares of a Fund to buy shares of another Fund distributed by the Distributor. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - You can generally exchange Investor Class Shares of a Fund for Investor Class Shares of any other Fund distributed by the Distributor. Some exceptions apply.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - We may limit the number of exchanges you can make within a specified period of time.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until the Transfer Agent has received the certificate and deposited the shares to your account.

AUTOMATIC EXCHANGE FEATURE

The Automatic Exchange Feature lets you exchange $100 or more of Investor Class Shares any day of the month. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to the Transfer Agent in writing or call 1.800.345.6611.

  - If you set up your plan to exchange more than $100,000 you must have your signature Medallion Guaranteed.

  - You can choose to have us transfer your money on any day of the month.

  - The rules for making exchanges apply to automatic exchanges.

How selling and servicing agents are paid
(PERCENT GRAPHIC)

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 OF THE 1940 ACT.

THE SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------

Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES

The Distributor and selling and servicing agents are compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

The Distributor may leave a maximum annual distribution (12b-1) fee of 0.10% of the average daily net assets of Investor Class Shares of the Funds, some or all of which may be paid to selling agents.

Servicing agents may receive a maximum annual shareholder servicing fee of 0.25% of the average daily net assets of Investor Class Shares of the Funds.

Fees are calculated daily and paid to the Distributor periodically. Because these fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment, and may cost you more than any sales charges you may pay.

The Funds pay these fees to the Distributor and/or to eligible selling and servicing agents and financial institutions, including the Adviser or other affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION -- FINANCIAL INTERMEDIARY PAYMENTS

In addition, the Distributor or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor or one of its affiliates. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by the Distributor attributable to that financial intermediary, gross sales of the mutual funds distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the support payments to any one financial intermediary are generally expected to be between 0.02% and 0.10% (between 0.03% and 0.12% in the case of the Columbia Money Market Funds) on an annual basis for payments based on average net assets of the Funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds (other than the Columbia Money Market Funds) attributable to the financial intermediary. The Distributor or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in the Fund.

Payments may also be made to certain financial intermediaries, including other Bank of America affiliates, that provide investor services to retirement plans and other investment programs to compensate financial intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.30% of the total Fund assets in the program on an annual basis. The Board has authorized the Funds to reimburse the Transfer Agent for amounts paid to financial intermediaries that maintain assets in omnibus accounts, subject to an annual cap of 0.11% of net assets maintained in such accounts. The amounts in excess of that paid by a Fund will be borne by the Distributor or its affiliates.

The Distributor or its affiliates may make other payments or allow promotional incentives to financial intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

Amounts paid by the Distributor or its affiliates are paid out of the Distributor's or its affiliates' own revenue and do not increase the amount paid by you or your Fund. You can find further details about the payments made by the Distributor or its affiliates and the services provided by financial intermediaries as well as a list of the financial intermediaries to which the Distributor or its affiliates has agreed to make marketing support payments in the SAI, which can be obtained at www.columbiafunds.com or by calling
1.800.345.6611. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from the Distributor and its affiliates and any services it provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular Fund or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.

Distributions and taxes
(TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------

ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, the gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain, if any, to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares and is called a distribution.

Although the Funds do not expect to realize any capital gain, any capital gain realized by a Fund will be distributed at least once a year. The Funds declare distributions of net investment income each business day, and pay them on the first business day of each month. Normally, each Fund will declare and pay distributions of net investment income as indicated above. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily distribution Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Funds) or trade date (all other Funds), and realized net capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts because each class has different expenses.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at
1.800.353.0828 if you're an institutional investor, or 1.800.345.6611 if you're an individual investor. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the same Fund.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------

HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Fund's ordinary income and any net realized short-term capital gain, if any, generally are taxable to you as ordinary income. Although the Funds do not expect to realize significant capital gain any distributions of net realized long-term capital gain, if any, generally are taxable to you as long-term capital gain.

In general, corporate shareholders will not be able to deduct any distributions when determining their taxable income. Fund distributions also will not qualify for reductions in federal income taxation of dividends payable to individuals from certain domestic and foreign corporations.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. State and local taxes may also apply to distributions.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is exempt from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult your tax adviser about your specific tax situation.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied as a credit against your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

Legal matters

On February 9, 2005, the Adviser and Distributor entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, the Adviser and Distributor have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. The Adviser and Distributor are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Columbia Funds Series Trust (formerly known as Nations Funds Trust), its Board of Trustees, Bank of America Corporation and certain of its affiliates, including the Adviser and Distributor (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and other cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Funds Series Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds Series Trust against BAC and others that asserts claims under the federal securities laws and state common law. Columbia Funds Series Trust is a nominal defendant in this action.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of these actions. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Columbia Funds shareholders and/or the Columbia Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for preliminary approval.

Separately, several putative class actions have been filed against Columbia Funds Series Trust, Bank of America Corporation and certain of its affiliates, and others, in various federal courts relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. (George Siepel, et al. v. Bank of America, Columbia Funds Series Trust, et al., instituted December 28, 2005, U.S. District Court, E.D. Mo.; Luleff v. Bank of America, Columbia Funds Series Trust, William Carmichael, et al., instituted February 22, 2006, U.S. District Court, S.D. NY.) The suits allege various claims including state law claims for breach of fiduciary duty, breach of contract, unjust enrichment and violations of federal securities laws and seek damages and other remedies.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights tables are designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the Funds' financial statements, is included in the Funds' annual report. The independent registered public accounting firm's report and the Funds' financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

COLUMBIA CASH RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR CLASS SHARES                        03/31/06             03/31/05             03/31/04             03/31/03
  Net asset value, beginning of year             $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0321               0.0123               0.0065               0.0126
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0321)             (0.0123)             (0.0065)             (0.0126)
  Net asset value, end of year                   $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 3.26%                1.23%                0.66%                1.27%
                                          ===================  ===================  ===================  ===================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $1,659,521           $1,814,403           $2,321,369           $3,621,418
  Ratio of operating expenses to average
    net assets(a)                                0.55%                0.55%              0.55%(c)             0.55%(b)
  Ratio of net investment income/(loss)
    to average net assets                        3.18%                1.18%                0.66%                1.27%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.62%                0.62%                0.61%                0.61%

                                               YEAR ENDED
  INVESTOR CLASS SHARES                         03/31/02
  Net asset value, beginning of year              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0285
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0285)
  Net asset value, end of year                    $1.00
  TOTAL RETURN++                                  2.89%
                                           ===================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $4,966,158
  Ratio of operating expenses to average
    net assets(a)                               0.55%(b)
  Ratio of net investment income/(loss)
    to average net assets                         2.57%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.62%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The reimbursement from the Fund's investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

COLUMBIA TREASURY RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR CLASS SHARES                        03/31/06             03/31/05             03/31/04             03/31/03
  Net asset value, beginning of year             $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0310               0.0109               0.0058               0.0116
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0310)             (0.0109)             (0.0058)             (0.0116)
  Net asset value, end of year                   $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 3.14%                1.10%                0.58%                1.16%
                                          ===================  ===================  ===================  ===================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $230,999             $368,396             $450,784             $673,332
  Ratio of operating expenses to average
    net assets(a)                                0.55%                0.55%                0.55%                0.55%
  Ratio of net investment income/(loss)
    to average net assets                        3.05%                1.02%                0.59%                1.17%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.61%                0.62%                0.61%                0.61%

                                               YEAR ENDED
  INVESTOR CLASS SHARES                         03/31/02
  Net asset value, beginning of year              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0267
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0267)
  Net asset value, end of year                    $1.00
  TOTAL RETURN++                                  2.70%
                                           ===================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $688,990
  Ratio of operating expenses to average
    net assets(a)                                 0.55%
  Ratio of net investment income/(loss)
    to average net assets                         2.46%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.62%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

Hypothetical investment and expense information

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Funds, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in each class of the Funds assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the Funds, which are the same as those stated in the Annual Fund Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables shown below reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charges, if any, which may be payable on redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

COLUMBIA CASH RESERVES -- INVESTOR SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%
              CUMULATIVE RETURN     ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE          AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO             EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%            0.55%                4.45%              $10,445.00       $56.22
       2           10.25%            0.62%                9.02%              $10,902.49       $66.18
       3           15.76%            0.62%               13.80%              $11,380.02       $69.08
       4           21.55%            0.62%               18.78%              $11,878.46       $72.10
       5           27.63%            0.62%               23.99%              $12,398.74       $75.26
       6           34.01%            0.62%               29.42%              $12,941.81       $78.56
       7           40.71%            0.62%               35.09%              $13,508.66       $82.00
       8           47.75%            0.62%               41.00%              $14,100.34       $85.59
       9           55.13%            0.62%               47.18%              $14,717.93       $89.34
      10           62.89%            0.62%               53.63%              $15,362.58       $93.25
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $5,362.58
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $767.56

COLUMBIA TREASURY RESERVES -- INVESTOR SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%
              CUMULATIVE RETURN     ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE          AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO             EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%            0.55%                4.45%              $10,445.00       $56.22
       2           10.25%            0.61%                9.04%              $10,903.54       $65.11
       3           15.76%            0.61%               13.82%              $11,382.20       $67.97
       4           21.55%            0.61%               18.82%              $11,881.88       $70.96
       5           27.63%            0.61%               24.03%              $12,403.49       $74.07
       6           34.01%            0.61%               29.48%              $12,948.01       $77.32
       7           40.71%            0.61%               35.16%              $13,516.42       $80.72
       8           47.75%            0.61%               41.10%              $14,109.80       $84.26
       9           55.13%            0.61%               47.29%              $14,729.22       $87.96
      10           62.89%            0.61%               53.76%              $15,375.83       $91.82
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $5,375.83
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $756.41

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO COLUMBIA FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------


Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of the Fund's assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 under the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

DEBT SECURITY -- when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has received a rating in the highest short-term rating category from two, or in some circumstances one, nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

GUARANTEED INVESTMENT CONTRACT -- an investment instrument issued by a rated insurance company in return for a payment by an investor.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as Standard & Poor's Corporation or Moody's Investors Service, Inc. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board. Please see the SAI for more information about credit ratings.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MONEY MARKET INSTRUMENT -- a high quality, short-term debt security that pays interest based on a fixed, variable or floating rate and is considered to mature in 13 months or less. Money market instruments include, but are not limited to, U.S. Treasury obligations, U.S. government obligations, certificates of deposit and time deposits, bankers' acceptances, commercial paper, corporate bonds, extendible commercial notes, asset backed securities, funding agreements, repurchase agreements and certain municipal securities.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

PARTICIPATION -- a pass-through certificate representing a share in a pool of debt obligations or other instruments.

PASS-THROUGH CERTIFICATE -- securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

PRIVATE ACTIVITY BOND -- a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SPECIAL PURPOSE ISSUER -- an entity organized solely to issue asset-backed securities on a pool of assets it owns.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

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

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

COLUMBIA MANAGEMENT.

Where to find more information

You'll find more information about Columbia Money Market Funds in the following documents:

Annual and semi-annual reports

The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

Statement of Additional Information

The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Columbia Funds:

By telephone:
1.800.353.0828 (Institutional Investors)
1.800.345.6611 (Individual Investors)

By mail:
COLUMBIA FUNDS
C/O COLUMBIA FUNDS SERVICES
P.O. BOX 8081
BOSTON, MA 02266-8081

On the Internet:
www.columbiafunds.com

Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number: 811-09645
Columbia Funds Series Trust

CSH-36/112072-0706

COLUMBIA MANAGEMENT.





                                       Municipal Bond Funds

                                       Prospectus -- Class A, B and C Shares

                                       August 1, 2006





                                       Columbia Short Term Municipal Bond Fund

                                       Columbia Municipal Income Fund












                                       THE SECURITIES AND EXCHANGE COMMISSION
                                       (SEC) HAS NOT APPROVED OR DISAPPROVED
                                       THESE SECURITIES OR DETERMINED IF THIS
                                       PROSPECTUS IS TRUTHFUL OR COMPLETE.

                                       ANY REPRESENTATION TO THE CONTRARY IS A
                                       CRIMINAL OFFENSE.


----------------------------------
NOT FDIC-INSURED   NOT BANK ISSUED
----------------------------------
   NO BANK
  GUARANTEE        MAY LOSE VALUE
----------------------------------

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE COLUMBIA FUNDS FAMILY (COLUMBIA FUNDS OR COLUMBIA FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 62.

YOUR INVESTMENT IN A FUND IS NOT A BANK DEPOSIT OR OTHER OBLIGATION OF, OR ISSUED OR ENDORSED OR GUARANTEED BY, BANK OF AMERICA, N.A. (BANK OF AMERICA) OR ANY OF ITS AFFILIATES. YOUR INVESTMENT IN A FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUNDS AND MAY BE COMPENSATED OR INCENTED IN CONNECTION WITH THE SALE OF THE FUNDS.

YOUR INVESTMENT IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL INVESTED. YOUR INVESTMENT MAY LOSE MONEY.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about Columbia Funds Municipal Bond Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

ABOUT THE FUNDS

These Funds focus on the potential to earn income that is generally free from federal income tax by investing primarily in municipal securities.

Municipal securities have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of fixed income securities and municipal securities. There's always a risk that you'll lose money or that you may not earn as much as you expect.

CHOOSING THE RIGHT FUNDS FOR YOU

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Municipal Bond Funds focus on the potential to earn income. They may be suitable for you if:

  - you're looking for income

  - you have longer-term investment goals

  - you want to reduce taxes on your investment income

They may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with fixed income securities

You'll find a discussion of each Fund's investment objective, principal investment strategies and risks in the Fund descriptions that start on page 5.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.345.6611 or contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

ON APRIL 4, 2006, THE BOARD OF COLUMBIA FUNDS SERIES TRUST, ON BEHALF OF THE FUNDS, APPROVED THE REORGANIZATION OF CERTAIN OF THE FUNDS INTO CORRESPONDING SERIES OF COLUMBIA FUNDS SERIES TRUST I. SPECIFICALLY, THE BOARD APPROVED THE REORGANIZATION OF COLUMBIA MUNICIPAL INCOME FUND INTO COLUMBIA TAX-EXEMPT FUND. THE PRINCIPAL EFFECT OF THE REORGANIZATION WOULD BE TO CONVERT AN INVESTMENT IN A FUND THAT IS A SERIES OF COLUMBIA FUNDS SERIES TRUST INTO AN INVESTMENT IN A FUND THAT IS A SERIES OF COLUMBIA FUNDS SERIES TRUST I.

SHAREHOLDERS OF EACH FUND INVOLVED IN THE REORGANIZATION WILL BE ASKED TO CONSIDER AND VOTE ON AN AGREEMENT AND PLAN OF REORGANIZATION AT A SPECIAL SHAREHOLDER MEETING WHICH IS EXPECTED TO BE HELD IN EARLY SEPTEMBER 2006. IF SHAREHOLDER APPROVAL IS OBTAINED AND THE OTHER CONDITIONS TO THE REORGANIZATION ARE SATISFIED, IT IS ANTICIPATED THAT THE REORGANIZATION WILL TAKE PLACE IN MID TO LATE SEPTEMBER 2006. AT THAT TIME, CLASS A SHARES, CLASS B SHARES, CLASS C SHARES AND CLASS Z SHARES OF COLUMBIA MUNICIPAL INCOME FUND WOULD BE EXCHANGED FOR SHARES OF EQUAL DOLLAR VALUE IN AN IDENTICAL SHARE CLASS OF COLUMBIA TAX-EXEMPT FUND.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

COLUMBIA MANAGEMENT ADVISORS, LLC (THE ADVISER) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER STARTING ON PAGE 20.

--------------------------------------------------------------------------------


COLUMBIA SHORT TERM MUNICIPAL BOND FUND                          5
------------------------------------------------------------------
COLUMBIA MUNICIPAL INCOME FUND                                  11
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     18
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       20

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Choosing a share class                                        23
     About Class A shares                                       25
        Front-end sales charge                                  25
        Contingent deferred sales charge                        26
     About Class B shares                                       27
        Contingent deferred sales charge                        27
     About Class C shares                                       28
        Contingent deferred sales charge                        28
     When you might not have to pay a sales charge              29
  Buying, selling and exchanging shares                         34
     How orders are processed                                   38
  How selling and servicing agents are paid                     45
  Distributions and taxes                                       48
  Legal matters                                                 50
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            51
------------------------------------------------------------------
HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION                 58
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   62
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. KELLY MAINELLI OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT
 THE ADVISER AND THE
 PORTFOLIO MANAGER ON
 PAGE 20.

LOWEST RISK, LOWEST INCOME POTENTIAL

THIS FUND HAS THE LOWEST RISK OF THE COLUMBIA FUNDS MUNICIPAL BOND FUNDS.

THE FUND'S VALUE TENDS TO CHANGE LESS WHEN INTEREST RATES CHANGE, BUT IT COULD ALSO EARN LESS INCOME THAN FUNDS WITH LONGER DURATIONS.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal income tax consistent with minimal fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be less than three years.

When selecting individual investments, the portfolio manager looks at a security's potential to generate both income and price appreciation. The portfolio manager:

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if he believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to manage risk by diversifying the Fund's investments in securities of many different issuers

The portfolio manager also considers other factors. He reviews public policy issues that may affect the municipal bond market.

The portfolio manager may sell a security when he believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Short Term Municipal Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the portfolio manager chooses will not rise as high as the portfolio manager expects, or will fall.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer maturities tend to fall more in value when interest rates rise than fixed income securities with shorter maturities.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio manager believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on municipal obligations, which generally is free from federal income tax, but may be subject to the federal alternative minimum tax and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes; however, such opinions are not binding on tax authorities. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               3.97%    4.54%    4.53%    2.31%    5.37%    5.00%    4.55%    2.12%    1.05%    1.10%



              *Year-to-date return as of June 30, 2006: 0.87%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 2001:           1.93%
         WORST: 2ND QUARTER 2004:         -1.05%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Merrill Lynch 1-3 Year Municipal Index, an unmanaged index that tracks the performance of investment grade U.S. tax exempt bonds with remaining terms to final maturities of at least one year and less than three years. Prior to March 1, 2006, the Fund compared its performance to the Lehman Brothers 3-Year Municipal Bond Index, a broad-based, unmanaged index of investment grade bonds with maturities of greater than two years but less than four years. The Fund changed the indices which it compares its performance to because the Merrill Lynch 1-3 Year Municipal Index's characteristics are more closely aligned with the management of the Fund. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                        1 YEAR   5 YEARS   10 YEARS
         CLASS A SHARES RETURNS BEFORE TAXES             0.13%    2.55%     3.34%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                 0.13%    2.55%     3.34%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES         0.91%    2.54%     3.33%



         CLASS B SHARES RETURNS BEFORE TAXES             0.35%    1.99%     2.91%



         CLASS C SHARES RETURNS BEFORE TAXES            -0.64%    1.98%     2.86%



         MERRILL LYNCH 1-3 YEAR MUNICIPAL INDEX          1.41%    3.13%     3.76%



         LEHMAN BROTHERS 3-YEAR MUNICIPAL INDEX          0.87%    3.70%     4.18%



         BLENDED LEHMAN BROTHERS 1-YEAR MUNICIPAL BOND
           AND LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND
           INDICES                                       1.17%    3.24%     3.89%

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION-- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

CLASS B SHARES OF THIS FUND ARE ONLY AVAILABLE TO EXISTING SHAREHOLDERS FOR INVESTMENT.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class A, B and C shares can be found in the section HYPOTHETICAL INVESTMENT
                   AND EXPENSE INFORMATION.

         SHAREHOLDER FEES                               Class A   Class B   Class C
         (Fees paid directly from your investment)      Shares    Shares    Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price             1.00%      N/A       N/A



         Maximum deferred sales charge (load) as a %
         of the lower of the original purchase price
         or net asset value                             1.00%(1)    N/A     1.00%(2)



         ANNUAL FUND OPERATING EXPENSES(3)
         (Expenses that are deducted from the Fund's assets)



         Management fees(4)                              0.43%     0.43%     0.43%



         Distribution (12b-1) and shareholder
         servicing fees                                  0.25%     1.00%     1.00%



         Other expenses                                  0.05%     0.05%     0.05%
                                                        -------   -------   -------



         Total annual Fund operating expenses            0.73%     1.48%     1.48%



         Fee waivers and/or reimbursements              (0.08)%   (0.08)%   (0.08)%
                                                        -------   -------   -------



         Total net expenses(5)                           0.65%     1.40%     1.40%
                                                        =======   =======   =======

      (1)This charge applies to investors who buy $1 million or more of Class A Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (4)The Fund pays an investment advisory fee of 0.28% and an administration fee of 0.15%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.30% for assets up to $500 million; and 0.25% for assets in excess of $500 million.

      (5)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

        - Class B shares convert to Class A shares after you've owned them for eight years

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $166     $323      $494        $990



         CLASS B SHARES                          $143     $460      $800      $1,762



         CLASS C SHARES                          $243     $460      $800      $1,762

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $143     $460      $800      $1,762



         CLASS C SHARES                          $143     $460      $800      $1,762

COLUMBIA MUNICIPAL INCOME FUND

--------------------------------------------------------------------------------

YOU'LL FIND IMPORTANT INFORMATION REGARDING THE PROPOSED REORGANIZATION OF THE FUND ON PAGE 3.

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. KIMBERLY CAMPBELL OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT
 THE ADVISER AND THE
 PORTFOLIO MANAGER ON
 PAGE 20.

HIGHEST RISK, HIGHEST INCOME POTENTIAL

THIS FUND HAS THE RELATIVELY HIGHEST RISK OF THE COLUMBIA FUNDS MUNICIPAL BOND FUNDS.

THE FUND'S VALUE TENDS TO CHANGE MORE WHEN INTEREST RATES CHANGE, BUT IT COULD ALSO EARN MORE INCOME THAN THE TWO FUNDS WITH SHORTER DURATIONS.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal income tax with the potential for principal fluctuation associated with investments in long-term municipal securities.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be more than seven years.

When selecting individual investments, the portfolio manager looks at a security's potential to generate both income and price appreciation. The portfolio manager:

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if he believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to manage risk by diversifying the Fund's investments in securities of many different issuers

The portfolio manager also considers other factors. He reviews public policy issues that may affect the municipal bond market.

The portfolio manager may sell a security when he believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Municipal Income Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the portfolio manager chooses will not rise as high as the portfolio manager expects, or will fall.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer maturities tend to fall more in value when interest rates rise than fixed income securities with shorter maturities.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio manager believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on municipal obligations, which generally is free from federal income tax, but may be subject to the federal alternative minimum tax and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes; however, such opinions are not binding on tax authorities. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
                ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                4.50%    9.34%    5.78%   -4.28%    9.79%    3.55%    6.65%    4.91%    3.36%    2.67%



               *Year-to-date return as of June 30, 2006: 0.00%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 1997:           3.50%
         WORST: 2ND QUARTER 2004:         -2.16%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged index of investment grade bonds with at least one year to maturity. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                        1 YEAR   5 YEARS   10 YEARS
         CLASS A SHARES RETURNS BEFORE TAXES            -2.21%    3.21%     4.05%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                -2.21%    3.21%     4.03%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES        -0.05%    3.38%     4.11%



         CLASS B SHARES RETURNS BEFORE TAXES            -3.02%    3.09%     3.83%



         CLASS C SHARES RETURNS BEFORE TAXES             0.92%    3.44%     3.88%



         LEHMAN BROTHERS MUNICIPAL BOND INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES
           OR TAXES)                                     3.51%    5.59%     5.71%

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class A, B and C shares can be found in the section HYPOTHETICAL INVESTMENT
                   AND EXPENSE INFORMATION.

         SHAREHOLDER FEES                               Class A   Class B   Class C
         (Fees paid directly from your investment)      Shares    Shares    Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price             4.75%      N/A       N/A



         Maximum deferred sales charge (load) as a %
         of the lower of the original purchase price
         or net asset value                             1.00%(1)  5.00%(2)  1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees(5)                              0.54%     0.54%     0.54%



         Distribution (12b-1) and shareholder
         servicing fees                                  0.25%     1.00%     1.00%



         Other expenses                                  0.06%     0.06%     0.06%
                                                        -------   -------   -------



         Total annual Fund operating expenses            0.85%     1.60%     1.60%



         Fee waivers and/or reimbursements              (0.00)%   (0.00)%   (0.00)%
                                                        -------   -------   -------



         Total net expenses(6)                           0.85%     1.60%     1.60%
                                                        =======   =======   =======




      (1)This charge applies to investors who buy $1 million or more of Class A shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund pays an investment advisory fee of 0.40% and an administration fee of 0.14%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.41% for assets up to $500 million; 0.36% for assets in excess of $500 million and up to $1 billion; 0.33% for assets in excess of $1 billion and up to $1.5 billion; 0.30% for assets in excess of $1.5 billion and up to $3 billion; 0.29% for assets in excess of $3 billion and up to $6 billion; and 0.28% in excess of $6 billion.

      (6)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figures shown here are after waivers and reimbursements. There is no guarantee that these limitations will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

        - Class B shares convert to Class A shares after you've owned them for eight years

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $558     $733       $924     $1,474



         CLASS B SHARES                          $663     $805     $1,071     $1,699



         CLASS C SHARES                          $263     $505       $871     $1,900

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $163     $505      $871      $1,699



         CLASS C SHARES                          $163     $505      $871      $1,900

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Fund's investment objective, principal investment strategies and risks in the descriptions starting on page
5. The following are some other risks and information you should consider before you invest:

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. The 80% Policy and other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund that is not already a feeder fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund it will have the additional risks of investing in a master portfolio.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio manager or portfolio management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      - INVESTMENT IN COLUMBIA MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Funds may invest their assets in the Columbia Money Market Funds. The Adviser and its affiliates are entitled to receive fees from the Columbia Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. The Adviser may waive fees which it is entitled to receive from either the Columbia Money Market Funds or the Funds.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

      - SECURITIES LENDING PROGRAM -- A Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned. It is possible that some of the approved broker-dealers or other financial institutions involved in the loans may be affiliates of Bank of America.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, distribution, administration, shareholder servicing, transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Columbia Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Columbia Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI and on the Columbia Funds' website. In addition, a complete list of each Fund's portfolio holdings for each calendar quarter will be available on the Columbia Funds website at www.columbiafunds.com under Fund Portfolio Data, 60 calendar days following each quarter-end and will remain posted on the website until the Fund files its next Form N-CSR or Form N-Q.

      - PORTFOLIO TURNOVER -- A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxable to individual shareholders at higher rates than long-term capital gains for federal income tax purposes. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. You'll find the portfolio turnover rates for each Fund in FINANCIAL HIGHLIGHTS.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- Each Fund may incur significant transaction costs that are in addition to the total annual Fund operating expenses disclosed in the fee tables. These transaction costs are made up of all the costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Fund's transaction costs are not.

How the Funds are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER (COLUMBIA MANAGEMENT ADVISORS, LLC) AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 100 mutual fund portfolios in the Columbia Funds Family, including the Funds described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities and money market instruments. The Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions.

Columbia Management currently has approximately $312 billion in assets under management, which consists of assets under the discretionary management of both the Adviser and Columbia Wanger Asset Management, L.P.

The table below tells you which portfolio managers are responsible for making the day-to-day investment decisions for each Fund. The professional biographies of the portfolio managers follow the table. The SAI provides additional information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

  FUND                            PORTFOLIO MANAGERS
  COLUMBIA SHORT TERM MUNICIPAL   KELLY MAINELLI
  BOND FUND






  COLUMBIA MUNICIPAL INCOME FUND  KIMBERLY CAMPBELL

                                                    BUSINESS EXPERIENCE
  PORTFOLIO MANAGER    LENGTH OF SERVICE WITH FUND  DURING PAST FIVE YEARS
  KELLY MAINELLI       COLUMBIA SHORT TERM          COLUMBIA MANAGEMENT --
                       MUNICIPAL BOND FUND SINCE    PORTFOLIO MANAGER SINCE 2002
                       FEBRUARY 2006                MONTGOMERY ASSET MANAGEMENT
                                                    PORTFOLIO MANAGER FROM
                                                    2000-2002



  KIMBERLY CAMPBELL    COLUMBIA MUNICIPAL INCOME    COLUMBIA MANAGEMENT --
                       FUND SINCE JANUARY 2006      PORTFOLIO MANAGER SINCE 1995

Columbia Funds pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with the Adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

The Adviser has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2007. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that the Adviser will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees the Adviser can receive, along with the actual advisory fees the Adviser and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements. Certain Funds have a breakpoint schedule for their advisory fees. Please refer to the fee tables of the Funds for the specifics of any applicable breakpoint schedule.

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  COLUMBIA SHORT TERM MUNICIPAL BOND FUND                     0.30%        0.28%



  COLUMBIA MUNICIPAL INCOME FUND                              0.41%        0.40%

INVESTMENT SUB-ADVISER

Columbia Funds and the Adviser may engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and the Funds have applied for relief from the SEC to permit the Funds to act on many of the Adviser's recommendations with approval only by the Board and not by Fund shareholders. The Adviser or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02111-2621

--------------------------------------------------------------------------------


OTHER SERVICE PROVIDERS

The Funds are distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer and an indirect, wholly-owned subsidiary of Bank of America Corporation. The Distributor may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------


Columbia Management Advisors, LLC is the administrator of the Funds (Administrator), and is responsible for overseeing the administrative operations of the Funds. Columbia Short Term Municipal Bond Fund pays the Administrator a fee of 0.15% for its services, plus certain out-of-pocket expenses. Columbia Municipal Income Fund pays the Administrator a fee of 0.14% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds and is paid monthly.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc. is the transfer agent for the Funds' shares (Transfer Agent), and is an indirect, wholly-owned subsidiary of Bank of America Corporation. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Choosing a share class

(ABC SHARE GRAPHIC)

--------------------------------------------------------------------------------

WE'VE USED THE TERM INVESTMENT PROFESSIONAL TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING SHARES OF THE COLUMBIA FUNDS. SELLING AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.




 FOR MORE INFORMATION ABOUT HOW TO CHOOSE A SHARE CLASS, CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL US AT 1.800.345.6611.




 BEFORE YOU INVEST, PLEASE NOTE THAT, OVER TIME, DISTRIBUTION (12b-1) AND SHAREHOLDER SERVICING FEES WILL INCREASE THE COST OF YOUR INVESTMENT, AND MAY COST YOU MORE THAN ANY SALES CHARGES YOU MAY PAY.
 FOR MORE INFORMATION, SEE HOW SELLING AND SERVICING AGENTS ARE PAID.

--------------------------------------------------------------------------------


Before you can invest in the Funds, you'll need to choose a share class. There are three classes of shares of both Funds offered by this prospectus, except Columbia Short Term Municipal Bond Fund doesn't offer Class B shares to new investors. Each class has its own sales charges and fees. In certain circumstances, these sales charges and fees may be reduced or waived, as described below and in the SAI. The table below compares the charges and fees and other features of the share classes.

                                                  COLUMBIA
                                                 SHORT TERM           COLUMBIA
                                                 MUNICIPAL           MUNICIPAL
  CLASS A SHARES                                 BOND FUND          INCOME FUND
  MAXIMUM AMOUNT YOU CAN BUY                      NO LIMIT            NO LIMIT



  MAXIMUM FRONT-END SALES CHARGE                   1.00%               4.75%



  MAXIMUM DEFERRED SALES CHARGE                   1.00%(1)            1.00%(1)



                                             0.25% DISTRIBUTION  0.25% DISTRIBUTION
  MAXIMUM ANNUAL DISTRIBUTION AND                 (12b-1)/            (12b-1)/
  SHAREHOLDER SERVICING FEES                   SERVICE FEE(2)       SERVICE FEE



  CONVERSION FEATURE                                NONE                NONE

(1)This charge applies to investors who buy $1 million or more of Class A shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(2)This Fund pays this fee under a separate servicing plan.

                                                  COLUMBIA
                                                 SHORT TERM           COLUMBIA
                                                 MUNICIPAL           MUNICIPAL
  CLASS B SHARES                                 BOND FUND          INCOME FUND
  MAXIMUM AMOUNT YOU CAN BUY                   UP TO $50,000       UP TO $50,000



  MAXIMUM FRONT-END SALES CHARGE                    NONE                NONE



  MAXIMUM DEFERRED SALES CHARGE                     NONE              5.00%(1)



  REDEMPTION FEE                                    NONE                NONE



                                             0.75% DISTRIBUTION  0.75% DISTRIBUTION
  MAXIMUM ANNUAL DISTRIBUTION AND             (12b-1) FEE AND     (12b-1) FEE AND
  SHAREHOLDER SERVICING FEES                 0.25% SERVICE FEE   0.25% SERVICE FEE



  CONVERSION FEATURE                                NONE                YES

(1)This charge decreases over time. Please see CHOOSING A SHARE CLASS -- CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

                                                  COLUMBIA
                                                 SHORT TERM           COLUMBIA
                                                 MUNICIPAL           MUNICIPAL
  CLASS C SHARES                                 BOND FUND          INCOME FUND
  MAXIMUM AMOUNT YOU CAN BUY                  UP TO $1 MILLION    UP TO $1 MILLION



  MAXIMUM FRONT-END SALES CHARGE                    NONE                NONE



  MAXIMUM DEFERRED SALES CHARGE(1)                 1.00%               1.00%



  REDEMPTION FEE                                    NONE                NONE



  MAXIMUM ANNUAL DISTRIBUTION                0.75% DISTRIBUTION  0.75% DISTRIBUTION
  AND SHAREHOLDER                             (12b-1) FEE AND     (12b-1) FEE AND
  SERVICING FEES                             0.25% SERVICE FEE   0.25% SERVICE FEE



  CONVERSION FEATURE                                NONE                NONE

(1)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- CLASS C
   SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge, if any.

The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies, and when you're required to pay the charge. You should think about these things carefully before you invest.

Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

Class A shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Funds, unless you qualify for a waiver or reduction of the sales charge. However, Class A shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Class B and Class C shares. This means that Class A shares can be expected to pay relatively higher distributions per share.

Class B shares have limits on how much you can invest. When you buy Class B or Class C shares, the full amount is invested in the Funds. However, you may pay a CDSC when you sell your shares. Over time, Class B and Class C shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Class A shares. Although the full amount of your purchase is invested in the Funds, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Class B and Class C shares. You should also consider the conversion feature for Class B shares, which is described in ABOUT CLASS B SHARES.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(A SHARES GRAPHIC) ABOUT CLASS A SHARES

      There is no limit to the amount you can invest in Class A shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. Shares you purchase with reinvested distributions are not subject to a sales charge. To determine the sales charge you pay on additional investments in Class A shares, we will add the amount of your additional investment to the current value of your account and base the sales charge on that total amount.

      FRONT-END SALES CHARGE



      You'll pay a front-end sales charge when you buy Class A shares, unless:

        - you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section, WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- FRONT-END SALES CHARGES

        - you received the shares from reinvested distributions

      The sales charge you'll pay depends on the Fund you're buying and the amount you're investing -- generally, the larger the investment, the smaller the percentage sales charge.

           COLUMBIA SHORT TERM MUNICIPAL BOND FUND
                                                        SALES CHARGE(1)    AMOUNT RETAINED
                                      SALES CHARGE(1)    AS A % OF THE    BY SELLING AGENTS
                                       AS A % OF THE      NET AMOUNT        AS A % OF THE
           AMOUNT YOU BOUGHT          OFFERING PRICE       INVESTED        OFFERING PRICE
           $0 -- $99,999                   1.00%             1.01%              0.75%



           $100,000 -- $249,999            0.75%             0.76%              0.50%



           $250,000 -- $999,999            0.50%             0.50%              0.40%



           $1,000,000 OR MORE              0.00%             0.00%              1.00%(2)

           COLUMBIA MUNICIPAL INCOME FUND
                                                        SALES CHARGE(1)    AMOUNT RETAINED
                                      SALES CHARGE(1)    AS A % OF THE    BY SELLING AGENTS
                                       AS A % OF THE      NET AMOUNT        AS A % OF THE
           AMOUNT YOU BOUGHT          OFFERING PRICE       INVESTED        OFFERING PRICE
           $0 -- $49,999                   4.75%             4.99%              4.25%



           $50,000 -- $99,999              4.50%             4.71%              4.00%



           $100,000 -- $249,999            3.50%             3.63%              3.00%



           $250,000 -- $499,999            2.50%             2.56%              2.25%



           $500,000 -- $999,999            2.00%             2.04%              1.75%



           $1,000,000 OR MORE              0.00%             0.00%              1.00%(2)

      (1)The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge in the table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and of your net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

      (2)1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25% on amounts over $50,000,000. The Distributor pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within twelve months from the time they were bought. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      CONTINGENT DEFERRED SALES CHARGE



      Class A shares bought without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1% CDSC if the shares are sold within 12 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million (but less than $50 million) are subject to a CDSC if redeemed within 12 months of the date of purchase. The 12 months begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee based program.

      You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

--------------------------------------------------------------------------------

CLASS B SHARES ARE NOT INTENDED FOR PURCHASE OF $50,000 OR MORE. YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR ENSURING THAT YOUR INVESTMENT IN CLASS B SHARES DOES NOT REACH THE $50,000 MAXIMUM, AND COLUMBIA FUNDS CANNOT ENSURE THAT IT WILL IDENTIFY PURCHASE ORDERS THAT WOULD CAUSE YOUR INVESTMENT IN CLASS B SHARES TO REACH THE MAXIMUM ALLOWED AMOUNT.

--------------------------------------------------------------------------------



(B SHARES GRAPHIC) ABOUT CLASS B SHARES

      Purchases up to $50,000 are allowed in Class B shares assuming the combined value of the customer's total assets in the Columbia Funds does not reach $50,000. Purchases in Class B shares that bring the combined value of a customer's total assets to $50,000 or above will be rejected. A customer's total assets may include accounts for immediate family members. Group Plan accounts are valued at the plan level.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC when you sell your Class B shares, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section, WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- CONTINGENT DEFERRED SALES CHARGES

      The CDSC you pay depends on how long you held your shares.

         IF YOU SELL YOUR SHARES
         DURING THE FOLLOWING YEAR:                                    YOU'LL PAY A CDSC OF:
         THE FIRST YEAR YOU OWN THEM                                            5.0%



         THE SECOND YEAR YOU OWN THEM                                           4.0%



         THE THIRD YEAR YOU OWN THEM                                            3.0%



         THE FOURTH YEAR YOU OWN THEM                                           3.0%



         THE FIFTH YEAR YOU OWN THEM                                            2.0%



         THE SIXTH YEAR YOU OWN THEM                                            1.0%



         AFTER SIX YEARS OF OWNING THEM                                         NONE

      Certain investments in Class B shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

      Your selling agent receives compensation when you buy Class B shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      ABOUT THE CONVERSION FEATURE



      Class B shares convert automatically to Class A shares after you've owned them for eight years.

      The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase total returns.

      Here's how the conversion works:

        - Shares are converted on or about the 15th day of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

        - You'll receive the same dollar value of Class A shares as the Class B shares that were converted. No sales charge or other charges apply.

        - Class B shares that you received from an exchange of Class B shares of another Columbia Fund will convert based on the day you bought the original shares.

        - Conversions are free from federal income tax.


(C SHARES GRAPHIC) ABOUT CLASS C SHARES

      There is a $1 million limit to the amount you can purchase in Class C shares. You don't pay a sales charge when you buy Class C shares, but you may pay a CDSC when you sell them. Purchases of $1 million or more will be rejected.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC of 1.00% when you sell Class C shares within one year of buying them, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section, WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- CONTINGENT DEFERRED SALES CHARGES

      Certain investments in Class C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purchases of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

      Your selling agent receives compensation when you buy Class C shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

--------------------------------------------------------------------------------

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF SALES CHARGES.

YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR NOTIFYING COLUMBIA FUNDS THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE BUYING OR SELLING SHARES.

WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

--------------------------------------------------------------------------------


WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE

You may be eligible for a waived or reduced front-end sales charge (often referred to as a "breakpoint discount") or CDSC. Restrictions may apply to certain accounts and certain transactions. Information about these reductions and waivers is provided below and may also be discussed in the SAI, which is available at www.columbiafunds.com. Please contact your investment professional or contact Columbia Funds at 1.800.345.6611 to determine whether you qualify for a reduction or waiver of these charges.

The types of accounts that may be aggregated to obtain one of the breakpoint discounts described below include individual accounts, joint accounts, certain IRA accounts, certain trusts and UTMA/UGMA accounts. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own shares of Columbia Funds.

The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Columbia Funds Family. To obtain a breakpoint, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisor's failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Fund's Transfer Agent, you will need to provide the foregoing information to a Transfer Agent representative at the time you purchase shares.

--------------------------------------------------------------------------------

FOR PURPOSES OF OBTAINING A BREAKPOINT DISCOUNT, MEMBERS OF YOUR "IMMEDIATE FAMILY" INCLUDE YOUR SPOUSE, PARENT, STEP-PARENT, LEGAL GUARDIAN, CHILD, STEP-CHILD, FATHER-IN-LAW AND MOTHER-IN-LAW.

--------------------------------------------------------------------------------


      FRONT-END SALES CHARGES



      (Class A shares)

      There are two ways you can lower the front-end sales charge you pay on Class A shares:

         - RIGHTS OF ACCUMULATION
           The value of eligible accounts (regardless of class) maintained by you and each member of your immediate family may be combined with the value of your current purchase to reach a sales charge discount level (according to the chart of Class A sales charges, above) and to obtain the lower sales charge for your current purchase. To calculate the combined value of the accounts, the Fund will use the shares' current public offering price.

         - STATEMENT OF INTENT
           You also may pay a lower sales charge when purchasing Class A shares by signing a letter of intent. By doing so, you would be able to pay the lower sales charge on all purchases made under the letter of intent within 13 months. As described in the chart in the section ABOUT CLASS A SHARES -- FRONT-END SALES CHARGE, the first breakpoint discount will be applied when total purchases reach $50,000. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. To calculate the total value of your Statement of Intent purchases, a Fund will use the historic cost (i.e. dollars invested) of the shares held in each eligible account. You must retain all records necessary to substantiate historic costs because the Fund and your financial intermediary may not maintain this information.

         - WHAT ACCOUNTS ARE ELIGIBLE FOR BREAKPOINT DISCOUNTS?
           The types of eligible accounts that may be aggregated to obtain one or both of the breakpoint discounts described above include:

           - individual accounts

           - joint accounts

           - certain IRA accounts

           - certain trusts

           - UTMA/UGMA accounts

            For the purposes of obtaining a breakpoint discount, members of your "immediate family" include your spouse, parent, step parent, legal guardian, child, step child, father in-law and mother in-law. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own Columbia Fund shares. The value of your investment in certain Money Market Funds held in an eligible account may be aggregated with your investments in other funds in the Columbia Funds family of funds to obtain a breakpoint discount through a Right of Accumulation. Certain Money Market Funds may also be included in the aggregation for a Statement of Intent for shares that have been charged a commission for purposes of obtaining a breakpoint discount.

         - HOW DO I OBTAIN A BREAKPOINT DISCOUNT?
           The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Columbia Funds family of funds. To obtain any of the above breakpoint discounts, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisor's failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Fund's Transfer Agent, you will need to provide the foregoing information to a Transfer Agent representative at the time you purchase shares.

         - HOW CAN I OBTAIN MORE INFORMATION ABOUT BREAKPOINT DISCOUNTS?
           Certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. Restrictions may apply to certain accounts and certain transactions. Further information regarding these discounts may be found in the Fund's SAI and at www.columbiafunds.com.

      The following investors can buy Class A shares without paying a front-end sales charge:

        - full-time employees and retired employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

        - banks, trust companies and thrift institutions acting as fiduciaries

        - individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the Funds within 90 days of the date of distribution

        - Columbia Funds' Trustees, Directors and employees of its investment sub-advisers

        - registered broker/dealer firms that have entered into a Columbia Funds dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only

        - registered personnel and employees of these broker/dealers and their family members may buy Class A shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

        - employees or partners of any service provider to the Funds

        - investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

        - shareholders of certain Funds that reorganized into the Columbia Funds who were entitled to buy shares at net asset value

        - certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

      You can also buy Class A shares without paying a sales charge if you buy the shares within 365 days of selling Class A, Class B or Class C shares of the same Fund. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. The Transfer Agent, Distributor or their agents must receive your written request within 365 days after you sell your shares.

      CONTINGENT DEFERRED SALES CHARGES
      (Class A, Class B and Class C shares)

      You won't pay a CDSC in the following circumstances:

      DEATH: CDSCs may be waived on redemptions following the death of:

        - the sole shareholder on an individual account

        - a joint tenant where the surviving joint tenant is the deceased's spouse

        - the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfer to Minors Act (UTMA) or other custodial account.

      If the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

      AUTOMATIC WITHDRAWAL PLAN (AWP): CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual AWP established with the Transfer Agent, to the extent that the redemptions do not exceed, on an annual basis, 12% of the account's value at the time that the AWP is established. Otherwise a CDSC will be charged on AWP redemptions until this requirement is met; this requirement does not apply if the AWP is set up at the time the account is established, and distributions are being reinvested.

      DISABILITY: CDSCs may be waived on redemptions after the sole shareholder on an individual account or a joint tenant on a joint tenant spousal account becomes disabled (as defined by Section 72(m)(7) of the Internal Revenue Code). To be eligible for such a waiver:

        - the disability must arise after the purchase of shares,

        - the disabled shareholder must have been under the age of 65 at the time of the initial determination of disability and

        - a letter from a physician must be signed under penalty of perjury stating the nature of the disability.

      If the account is transferred to a new registration and then shares are redeemed, the applicable CDSC will be charged.

      DEATH OF A TRUSTEE: CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where:

        - the grantor of the trust is the sole trustee and the sole life beneficiary,

        - death occurs following the purchase and

        - the trust document provides for the dissolution of the trust upon the trustee's death.

      If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

      RETURNS OF EXCESS CONTRIBUTIONS: CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the Financial Services Firm
      (FSF) agrees to return the applicable portion of any commission paid by the Distributor.

      QUALIFIED RETIREMENT PLANS: CDSCs may be waived on shares sold by employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must be a participant in an alliance program that has signed an agreement with Columbia Funds or the Distributor.

      RETURN OF COMMISSION: CDSCs may be waived on shares sold by intermediaries that are part of the Columbia Funds selling group where the intermediary has entered into an agreement with Columbia Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

      NON-US INVESTORS: CDSCs may be waived on shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-US investors.

      IRS SECTION 401 AND 457: CDSCs may be waived on shares sold by certain pension, profit-sharing or other employee benefit plans established under
      Section 401 or 457 of the tax code.

      MEDICAL PAYMENTS: CDSCs may be waived on shares redeemed for medical payments that exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

      SHARES LIQUIDATED BY TRANSFER AGENT: CDSCs may be waived for shares sold under the Distributor's right to liquidate a shareholder's account, including but not limited to, instances where the aggregate net asset value of Class A, Class B or Class C shares held in the account is less than the minimum account size.

      PLANS OF REORGANIZATION: At the Funds' discretion, CDSCs may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party.

      CDSCs may be waived on the sale of Class C shares sold by a non-profit organization qualified under Section 501(c)(3) of the tax code in connection with the BANC OF AMERICA CAPITAL MANAGEMENT CHARITABLE GIVING PROGRAM.

Buying, selling and exchanging shares
(BUYING, SELLING AND EXCHANGING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


You can invest in the Funds through your selling agent.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The table starting on page 37 summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in CHOOSING A SHARE CLASS.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Specifically, certain Funds offer Class Z shares which have lower expense levels and limited service features and are only available to certain eligible investors that meet specific criteria, including investing through an eligible financial institution or intermediary. Please contact your investment professional, or call us at
1.800.345.6611 if you have any questions or you need help placing an order.

Certain financial institutions and intermediaries that offer Class Z shares may in certain circumstances determine that a shareholder invested in Class A, Class B or Class C shares is eligible for Class Z shares and will have their shares automatically converted to Class Z shares. No sales charges or other charges will apply to such a conversion, however, an investor should contact their financial institution or intermediary to learn the details of any such policy and also should talk to their tax adviser about the tax consequences of any such automatic conversion.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identify after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any lost resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of a Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing." The Funds are not intended as vehicles for market timing. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Funds to implement their market timing strategies. Columbia Funds' Board has adopted policies and procedures with respect to market timing activity as discussed below.

Market timing may negatively impact long-term performance of a Fund by requiring it to maintain a larger percentage of assets in cash or to liquidate portfolio holdings at a disadvantageous time. Market timing could increase a Fund's expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, and large asset fluctuations that could diminish a Fund's ability to provide the maximum investment return to all participants. Certain Funds may be more susceptible to these negative effects of market timing. For example, Funds that invest principally in foreign securities may be more susceptible to arbitrage opportunities resulting from mispricing due to time zone differences among international financial markets. Market timers seek potential price differentials that may occur with securities that trade in a different time zone. The Funds that invest principally in small- and mid-capitalization securities may be more susceptible to arbitrage opportunities due to the less liquid nature of smaller company securities. Fair value pricing may reduce these arbitrage opportunities.

Columbia Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if Columbia Funds detects that a shareholder has conducted two "round trips" (as defined below) in a Fund (other than a Columbia Money Market Fund, Columbia Short Term Bond Fund or Columbia Short Term Municipal Bond Fund) that are deemed material by Columbia Funds in any 28-day period, Columbia Funds will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a Columbia Money Market Fund, Columbia Short Term Bond Fund or Columbia Short Term Municipal Bond Fund). In addition, if Columbia Funds determines that any person, group or account has engaged in any type of market timing activity (independent of the two round trip limit) Columbia Funds may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund. In any event, Columbia Funds also retains the right to reject any order to buy or exchange shares as discussed in the section BUYING, SELLING AND EXCHANGING SHARES - HOW ORDERS ARE PROCESSED and also retains the right to modify these market timing policies at any time without prior notice to shareholders.

The rights of shareholders to redeem shares of a Fund are not affected by any of these limits. However, certain Funds impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 60 days of their purchase. Please refer to the section ABOUT YOUR INVESTMENT - INFORMATION FOR
INVESTORS - REDEMPTION FEES in the prospectus for your Fund to determine if a redemption fee might be applicable to your shares.

For these purposes, a "round trip" is a purchase by any means into a Fund followed by a redemption, of any amount, by any means out of the same Fund. Under this definition, an exchange into a Fund followed by an exchange out of the same Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Systematic Investment Plan, Automatic Withdrawal Plan, Automatic Exchange Feature or similar automated plans generally are not subject to the two round trip limit. The two round trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Columbia Funds. However, there can be no assurance that these policies and procedures, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. Columbia Funds typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Columbia Funds practices discussed above. Consequently, there is the risk that Columbia Funds may not be able to do anything in response to market timing that occurs in a Fund which may result in certain shareholders being able to market time a Fund while the shareholders in that Fund bear the burden of such activities.

Columbia Funds seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither Columbia Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or transfers.

                   Ways to buy, sell
                      or exchange        How much you can buy, sell or exchange              Other things to know
                  -------------------    ---------------------------------------    ---------------------------------------
Buying shares     In a lump sum          MINIMUM INITIAL INVESTMENT:                There is no limit to the amount you can
                                         - $1,000 for regular accounts              invest in Class A shares. You can
                                         - no minimum for certain fee-based         invest up to $50,000 in Class B shares.
                                           accounts                                 Class C shares purchases are limited to
                                         MINIMUM ADDITIONAL INVESTMENT:             $1 million.
                                         - $50 for all accounts
                                                                                    Class B shares are only available to
                                                                                    existing shareholders of Columbia Short
                                                                                    Term Bond Fund and Columbia Short Term
                                                                                    Municipal Bond Fund.

                  Using our              minimum initial investment:                You can buy shares any day of the month
                  Systematic             - $50                                      on a monthly, quarterly or semi-annual
                  Investment Plan        minimum additional investment:             schedule.
                                         - $50

Selling shares    In a lump sum          - shares sold by check via the             A Fund will generally send proceeds
                                         telephone or through the internet are      from the sale to you within seven days
                                           limited to an aggregate of $100,000      (usually on the next business day after
                                           in a 30-day period if you qualify for    your request is received in "good
                                           telephone or internet orders             form"). However, if you purchased your
                                         - other restrictions may apply to          shares by check, a Fund may delay
                                           withdrawals from retirement plan         sending the proceeds from the sale of
                                           accounts                                 your shares for up to 10 days after
                                                                                    your purchase to protect against checks
                                                                                    that are returned.

                  Using our Automatic    - no minimum per withdrawal                Your account balance must be at least
                  Withdrawal Plan        - $5,000 requirement waived for certain    $5,000 to set up the plan. You can make
                                         fee based accounts                         withdrawals any day of the month on a
                                                                                    monthly, quarterly, or semi-annual
                                                                                    basis. We'll send your money by check
                                                                                    or deposit it directly to your bank
                                                                                    account. No CDSC is deducted if you
                                                                                    withdraw 12% or less of the value of
                                                                                    your shares in a given class in a year.

Exchanging        In a lump sum          - new account minimums apply to            You can generally exchange your Class
shares                                     exchanges                                A, Class B or Class C shares for Class
                                                                                    A, Class B or Class C shares,
                                                                                    respectively, of any other Fund
                                                                                    distributed by the Distributor. Some
                                                                                    exceptions apply.
                                                                                    You generally won't pay a front-end
                                                                                    sales charge, CDSC or redemption fee on
                                                                                    the shares you're exchanging. An
                                                                                    exchange generally will incur a sales
                                                                                    charge if the original purchase was not
                                                                                    assessed a sales charge. Redemption
                                                                                    fees may apply.

                  Using our Automatic    - minimum $100 per exchange                You can make exchanges any day of the
                  Exchange Feature                                                  month.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on a Fund's net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN A FUND

The value of a Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in a Fund. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. For example, securities which may be subject to fair valuation include, but are not limited to: (1) restricted securities for which a pricing service is unable to provide a market price; (2) securities whose trading has been formally suspended; (3) debt securities that have gone into default and for which there is no current market quotation; and
(4) a security whose market price is not available from a pre-established pricing service. In addition, the Funds may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which a Fund's share price is calculated. Foreign exchanges typically close before the time as of which Fund share prices are calculated, and may be closed altogether on some days a Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when a Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Columbia Funds has retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international equity securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by a Fund could change on days when Fund shares cannot be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders to buy, sell or exchange shares may be delivered to the Transfer Agent by telephone, in writing or through the internet. For more information on account and trading restrictions and special sign-up procedures for internet transactions, please call us at 1.800.345.6611. The Transfer Agent has procedures in place to authenticate electronic instructions. You will be asked to accept the terms of an online agreement and utilize a password for internet services.

Orders received in good order by the Fund, Distributor, Transfer Agent or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. We will not be liable for following telephone instructions that we reasonably believe are genuine.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Class A shares at the offering price per share. You buy Class B and Class C shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we reserve the right to cancel your order. We'll return any payment received for orders that have been cancelled.

        - Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We don't issue certificates.

      MINIMUM INITIAL INVESTMENT



      The minimum initial amount of Class A, Class B and Class C shares you can buy is usually $1,000.

      If you're buying Class A, Class B or Class C shares through one of the following accounts or plans, the minimum initial amount you can buy is:

        - $50 using our Systematic Investment Plan.

        - $25 for traditional and Roth IRAs and Coverdell Education Savings Accounts.

        - There is no minimum for accounts set up some fee-based investment advisers or financial planners, including wrap fee accounts, other managed accounts and certain retirement plans.

      MINIMUM ADDITIONAL INVESTMENT



      You can make additional purchases of $50.

SYSTEMATIC INVESTMENT PLAN
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - You can buy shares any day of the month on a monthly, quarterly or semi-annual basis.

  - Some exceptions may apply to employees of Bank of America and its affiliates. For details, please contact your investment professional.

--------------------------------------------------------------------------------

"GOOD FORM" MEANS THAT THE MONEY USED TO PURCHASE YOUR SHARES IS FULLY COLLECTED. WHEN SELLING SHARES BY LETTER OF INSTRUCTION, "GOOD FORM" ALSO MEANS
(I) YOUR LETTER HAS COMPLETE INSTRUCTIONS, THE PROPER SIGNATURES AND MEDALLION SIGNATURE GUARANTEES AND (II) ANY OTHER REQUIRED DOCUMENTS ARE ATTACHED. FOR ADDITIONAL DOCUMENTS REQUIRED FOR SALES BY CORPORATIONS, AGENTS, FIDUCIARIES, SURVIVING JOINT OWNERS AND OTHER LEGAL ENTITIES PLEASE CALL 1.800.345.6611. NO INTEREST WILL BE PAID ON UNCASHED REDEMPTION CHECKS.

--------------------------------------------------------------------------------



(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - We'll deduct any CDSC from the amount you're selling and send you the balance.

        - If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after the Fund, Distributor, Transfer Agent or their agents receive your order in good form. Your selling agent is responsible for depositing the sale proceeds to your account on time.

        - For shares sold by Fedwire there is generally a $500 minimum transaction amount and a fee of $7.50. The receiving bank may charge additional fees.

        - If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Fund receives your order in good form.

        - You can sell up to an aggregate of $100,000 of shares by check via the telephone or through the internet in a 30-day period if you qualify for telephone or internet orders.

        - If you paid for your shares by check, we'll hold the sale proceeds when you sell those shares for at least 10 days after the trade date of the purchase.

--------------------------------------------------------------------------------




 FOR MORE INFORMATION
 ABOUT TELEPHONE ORDERS,
 SEE HOW ORDERS ARE
 PROCESSED.

--------------------------------------------------------------------------------


        - If you hold any shares in certificate form, you will not be able to sell those shares until you have returned the certificates to the Transfer Agent.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), or your account may be subject to an annual fee of $10. The Transfer Agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty.

        - if your selling agent tells us to sell your shares under arrangements made between the selling agent and you.

        - under certain other circumstances allowed under the 1940 Act.

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw funds any day of the month on a monthly, quarterly or semi-annual basis. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - Your account balance must be at least $5,000 to set up the plan. Certain fee based accounts are not subject to the $5,000 requirement.

  - If you set up the plan after you've opened your account, your signature must be Medallion Guaranteed.

  - You won't pay a CDSC on Class A, Class B or Class C shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

  - We'll send you a check or deposit the money directly to your bank account.

  - You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------



(EXCHANGING SHARES EXCHANGING SHARES
  GRAPHIC)

      You can generally sell shares of a Fund to buy shares of another Fund distributed by the Distributor. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - A sales charge may apply when exchanging from a Money Market Fund to a Fund with a front-end sales charge.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until the Transfer Agent has received the certificate and deposited the shares to your account.

      You may exchange your shares for shares of the same share class (and in some cases, certain other classes) of another Fund distributed by the Distributor, at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original Fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or loss for tax purposes. The Fund may terminate your exchange privilege if the Adviser determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See SHORT TERM TRADING ACTIVITY AND MARKET TIMING. To exchange by telephone, call 1.800.345.6611. Please have your account and taxpayer identification numbers available when calling.

      EXCHANGING CLASS A SHARES



      You can generally exchange Class A shares of a Fund for Class A shares of any other Fund distributed by the Distributor. Some exceptions apply.

      Here are some rules for exchanging Class A shares:

        - You won't pay a front-end sales charge on the shares of the Fund you're exchanging (unless your initial purchase of a Class A shares was of a Columbia Money Market Fund).

        - You won't pay a CDSC, if applicable, on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until when you sold the shares you received from the exchange.

      EXCHANGING CLASS B SHARES



      You can generally exchange Class B shares of a Fund for Class B shares of any other Fund distributed by the Distributor. Some exceptions apply.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

      EXCHANGING CLASS C SHARES



      You can generally exchange Class C shares of a Fund for Class C shares of any other Columbia Fund distributed by the Distributor. Some exceptions apply.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

AUTOMATIC EXCHANGE FEATURE
The Automatic Exchange Feature lets you exchange $100 or more of Class A, Class B or Class C shares any day of the month. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to the Transfer Agent in writing or call 1.800.345.6611.

  - If you set up your plan to exchange more than $100,000 you must have your signature Medallion Guaranteed.

  - You can choose to have us transfer your money on any day of the month.

  - The rules for making exchanges apply to automatic exchanges.

How selling and servicing agents are paid
(PERCENT GRAPHIC)

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

--------------------------------------------------------------------------------


Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

COMMISSIONS

CLASS A SHARES

Your selling and/or servicing agent may receive an up-front commission from the Distributor when you buy Class A shares of a Fund, in accordance with the following table:

                                                               COMMISSION
                                                             (AS A % OF THE
                                                             NET ASSET VALUE
AMOUNT PURCHASED                                               PER SHARE)
----------------                                             ---------------
$1 million to less than $3 million........................        1.00%
$3 million to less than $50 million.......................        0.50%
$50 million or more.......................................        0.25%

For group retirement plans, financial advisors are eligible to receive a 1.00% commission from the Distributor on purchases, including those in amounts less than $1 million, that are coded as commission eligible trades.

Purchase amounts are aggregated among all Columbia Funds for purposes of the above table.

CLASS A, CLASS B AND CLASS C SHARES

Your selling agent may receive an up-front commission (reallowance) when you buy shares of a Fund. The amount of this commission depends on which share class you choose:

  - up to 4.25% of the offering price per share of Class A shares. The commission is paid from the sales charge we deduct when you buy your shares

  - up to 4.00% of the net asset value per share of Class B shares. The commission is not deducted from your purchase -- we pay your selling agent directly

  - up to 1.00% of the net asset value per share of Class C shares. The commission is not deducted from your purchase -- we pay your selling agent directly

If you buy Class B or Class C shares you will be subject to higher distribution (12b-1) and shareholder servicing fees and may be subject to a CDSC when you sell your shares.

--------------------------------------------------------------------------------

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 UNDER THE 1940 ACT.

YOUR SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------


DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES

The Distributor and selling and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

The amount of the fee depends on the class of shares you own:

                              MAXIMUM ANNUAL DISTRIBUTION (12B-1)
                                 AND SHAREHOLDER SERVICING FEES
                          (AS AN ANNUAL % OF AVERAGE DAILY NET ASSETS)
  CLASS A SHARES  0.25% COMBINED DISTRIBUTION (12B-1) AND SHAREHOLDER
                  SERVICING FEE



  CLASS B SHARES  0.75% DISTRIBUTION (12B-1) FEE, 0.25% SHAREHOLDER SERVICING
                  FEE



  CLASS C SHARES  0.75% DISTRIBUTION (12B-1) FEE, 0.25% SHAREHOLDER SERVICING
                  FEE

Fees are calculated daily and paid to the Distributor periodically. Because these fees are paid out of the Funds' assets on an ongoing basis, they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

The Funds pay these fees to the Distributor and/or to eligible selling and servicing agents and financial institutions, including the Adviser or other affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION -- FINANCIAL INTERMEDIARY PAYMENTS

In addition, the Distributor or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor or one of its affiliates. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by the Distributor attributable to that financial intermediary, gross sales of the mutual funds distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the support payments to any one financial intermediary are generally expected to be between 0.02% and 0.10% (between 0.03% and 0.12% in the case of the Columbia Money Market Funds) on an annual basis for payments based on average net assets of the Funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds (other than the Columbia Money Market Funds) attributable to the financial intermediary. The Distributor or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in the Fund.
Payments may also be made to certain financial intermediaries, including other Bank of America affiliates, that provide investor services to retirement plans and other investment programs to compensate financial intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.30% of the total Fund assets in the program on an annual basis. The Board has authorized the Funds to reimburse the Transfer Agent for amounts paid to financial intermediaries that maintain assets in omnibus accounts, subject to an annual cap of 0.11% of net assets maintained in such accounts. The amounts in excess of that reimbursed by a Fund will be borne by the Distributor or its affiliates.

The Distributor or its affiliates may make other payments or allow promotional incentives to financial intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

Amounts paid by the Distributor or its affiliates are paid out of the Distributor's or its affiliates' own revenue and do not increase the amount paid by you or your Fund. You can find further details about the payments made by the Distributor or its affiliates and the services provided by financial intermediaries as well as a list of the financial intermediaries to which the Distributor or its affiliates has agreed to make marketing support payments in the SAI, which can be obtained at www.columbiafunds.com or by calling
1.800.345.6611. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from the Distributor and its affiliates and any services it provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular Fund or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.

Distributions and taxes
(DISTRIBUTIONS AND TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, the gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain, if any, to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares and is called a distribution.

All of the Funds distribute any net realized capital gain, at least once a year. The Funds normally declare distributions of net investment income daily and pay them monthly. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily distribution Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Funds) or trade date (all other Funds), and net realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at
1.800.345.6611. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the same Fund.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Fund shares shortly before the Fund makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the realized gain. This distribution is also subject to tax. The Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions that come from a Municipal Bond Fund's tax-exempt interest income are generally free from federal income tax, but may be subject to state, local and other taxes. All or a portion of these distributions may also be subject to alternative minimum taxes.

Any distributions that come from taxable income or net realized capital gain are generally subject to tax. Distributions that come from any taxable interest income and net realized short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions that come from net long-term capital gain, if any, generally are taxable to you as long-term capital gain. An individual's net long-term capital gain is taxed at a maximum 15% rate of tax. A Fund's long-term capital gain distributed to individual shareholders, if any, generally will qualify for the reduced rate of tax if attributable to the Fund's sales and exchanges. Absent further legislation, those reduced rates of tax will expire after December 31, 2010. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

No other Fund distributions are expected to qualify for reduced taxation under the Internal Revenue Code. Corporate shareholders generally will not be able to deduct any distributions from these Funds when determining their taxable income.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and your federal tax status. Foreign, state and local taxes may also apply to distributions.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied as a credit against your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

Your redemptions (including redemptions paid in securities) and exchanges of Fund shares usually will result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held such Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

Legal matters

On February 9, 2005, the Adviser and Distributor entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, the Adviser and Distributor have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. The Adviser and Distributor are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Columbia Funds Series Trust (formerly known as Nations Funds Trust), its Board of Trustees, Bank of America Corporation and certain of its affiliates, including the Adviser and Distributor (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and other cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Funds Series Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds Series Trust against BAC and others that asserts claims under the federal securities laws and state common law. Columbia Funds Series Trust is a nominal defendant in this action.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of these actions. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Columbia Funds shareholders and/or the Columbia Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for preliminary approval.

Separately, several putative class actions have been filed against Columbia Funds Series Trust, Bank of America Corporation and certain of its affiliates, and others, in various federal courts relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. (George Siepel, et al. v. Bank of America, Columbia Funds Series Trust, et al., instituted December 28, 2005, U.S. District Court, E.D. Mo.; Luleff v. Bank of America, Columbia Funds Series Trust, William Carmichael, et al., instituted February 22, 2006, U.S. District Court, S.D. NY.) The suits allege various claims including state law claims for breach of fiduciary duty, breach of contract, unjust enrichment and violations of federal securities laws and seek damages and other remedies.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights tables are designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the Funds' financial statements, is included in the Funds' annual report. The independent registered public accounting firm's report and the Funds' financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

COLUMBIA SHORT TERM MUNICIPAL
BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.21               $10.42               $10.40               $10.13
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)**                 0.22                 0.22                 0.20                 0.23
  Net realized and unrealized gain/(loss)
    on investments                              (0.04)               (0.21)                0.02                 0.27
  Net increase/(decrease) in net asset
    value from operations                        0.18                 0.01                 0.22                 0.50
  LESS DISTRIBUTIONS:                           (0.25)
  Dividends from net investment income                               (0.22)               (0.20)               (0.23)
  Net asset value, end of year                  $10.14               $10.21               $10.42               $10.40
  TOTAL RETURN++#                                1.80%                0.07%                2.09%                5.00%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $52,003              $88,601             $181,802             $210,556
  Ratio of operating expenses to average
    net assets(a)                              0.65%(b)               0.65%                0.65%                0.65%
  Ratio of net investment income/(loss)
    to average net assets                      2.47%(b)               2.10%                1.87%                2.21%
  Portfolio turnover rate                         13%                  17%                  20%                  11%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.73%(b)               0.80%                0.83%                0.84%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.14
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)**                  0.30
  Net realized and unrealized gain/(loss)
    on investments                                0.03
  Net increase/(decrease) in net asset
    value from operations                         0.33
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.34)
  Net asset value, end of year                   $10.13
  TOTAL RETURN++#                                 3.27%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $125,262
  Ratio of operating expenses to average
    net assets(a)                                 0.65%
  Ratio of net investment income/(loss)
    to average net assets                         3.12%
  Portfolio turnover rate                          12%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.88%

* Effective April 1, 2001, Columbia Short Term Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class A shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.08% to 3.12%.
** Per share net investment income/(loss) has been calculated using the monthly average shares method.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# If the Fund's investment adviser had not reimbursed a portion of the expenses, total return would have been reduced.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

COLUMBIA SHORT TERM MUNICIPAL
BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.21               $10.42               $10.40               $10.13
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)**                 0.16                 0.14                 0.12                 0.16
  Net realized and unrealized gain/(loss)
    on investments                              (0.05)               (0.21)                0.02                 0.27
  Net increase/(decrease) in net asset
    value from operations                        0.11                (0.07)                0.14                 0.43
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.18)               (0.14)               (0.12)               (0.16)
  Net asset value, end of year                  $10.14               $10.21               $10.42               $10.40
  TOTAL RETURN++#                                1.04%               (0.68)%               1.33%                4.22%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $904                $1,186               $1,356               $1,771
  Ratio of operating expenses to average
    net assets(a)                              1.40%(b)               1.40%                1.40%                1.40%
  Ratio of net investment income/(loss)
    to average net assets                      1.72%(b)               1.35%                1.12%                1.46%
  Portfolio turnover rate                         13%                  17%                  20%                  11%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.48%(b)               1.55%                1.58%                1.59%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.14
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)**                  0.27
  Net realized and unrealized gain/(loss)
    on investments                               (0.02)
  Net increase/(decrease) in net asset
    value from operations                         0.25
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.26)
  Net asset value, end of year                   $10.13
  TOTAL RETURN++#                                 2.51%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $1,884
  Ratio of operating expenses to average
    net assets(a)                                 1.40%
  Ratio of net investment income/(loss)
    to average net assets                         2.37%
  Portfolio turnover rate                          12%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.63%

* Effective April 1, 2001, Columbia Short Term Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class B shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 2.33% to 2.37%.
** Per share net investment income/(loss) has been calculated using the monthly average shares method.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# If the Fund's investment adviser had not reimbursed a portion of the expenses, total return would have been reduced.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

COLUMBIA SHORT TERM MUNICIPAL
BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.21               $10.42               $10.40               $10.13
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)**                 0.16                 0.14                 0.12                 0.15
  Net realized and unrealized gain/(loss)
    on investments                              (0.05)               (0.21)                0.02                 0.28
  Net increase/(decrease) in net asset
    value from operations                        0.11                (0.07)                0.14                 0.43
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.18)               (0.14)               (0.12)               (0.16)
  Net asset value, end of year                  $10.14               $10.21               $10.42               $10.40
  TOTAL RETURN++#                                1.04%               (0.68)%               1.33%                4.21%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $22,848              $32,123              $56,551              $82,563
  Ratio of operating expenses to average
    net assets(a)                              1.40%(b)               1.40%                1.40%                1.40%
  Ratio of net investment income/(loss)
    to average net assets                      1.72%(b)               1.34%                1.12%                1.46%
  Portfolio turnover rate                         13%                  17%                  20%                  11%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.48%(b)               1.55%                1.58%                1.59%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.14
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)**                  0.19
  Net realized and unrealized gain/(loss)
    on investments                                0.06
  Net increase/(decrease) in net asset
    value from operations                         0.25
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.26)
  Net asset value, end of year                   $10.13
  TOTAL RETURN++#                                 2.47%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $41,822
  Ratio of operating expenses to average
    net assets(a)                                 1.40%
  Ratio of net investment income/(loss)
    to average net assets                         2.37%
  Portfolio turnover rate                          12%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.63%

* Effective April 1, 2001, Columbia Short Term Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class C shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 2.33% to 2.37%.
** Per share net investment income/(loss) has been calculated using the monthly average shares method.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# If the Fund's investment adviser had not reimbursed a portion of the expenses, total return would have been reduced.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

COLUMBIA MUNICIPAL INCOME FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.86               $11.16               $11.06               $10.83
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)**                 0.45                 0.47                 0.47                 0.50
  Net realized and unrealized gain/(loss)
    on investments                              (0.09)               (0.30)                0.10                 0.23
  Net increase/(decrease) in net asset
    value from operations                        0.36                 0.17                 0.57                 0.73
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.45)               (0.47)               (0.47)               (0.50)
  Distributions from net realized gains           --                   --                   --                   --
  Total dividends and distributions             (0.45)               (0.47)               (0.47)               (0.50)
  Net asset value, end of year                  $10.77               $10.86               $11.16               $11.06
  TOTAL RETURN++#                                3.31%                1.57%                5.28%                6.83%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $30,336              $29,228              $33,557              $44,823
  Ratio of operating expenses to average
    net assets(a)                              0.85%(b)               0.85%              0.84%(f)               0.85%
  Ratio of net investment income/(loss)
    to average net assets                      4.12%(b)               4.27%                4.25%                4.52%
  Portfolio turnover rate                         13%                  16%                  8%                   25%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                    0.91%(b)(c)           1.02%(d)             1.06%(e)               1.04%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $11.14
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)**                  0.53
  Net realized and unrealized gain/(loss)
    on investments                               (0.31)
  Net increase/(decrease) in net asset
    value from operations                         0.22
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.53)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.53)
  Net asset value, end of year                   $10.83
  TOTAL RETURN++#                                 1.95%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $50,765
  Ratio of operating expenses to average
    net assets(a)                                 0.85%
  Ratio of net investment income/(loss)
    to average net assets                         4.76%
  Portfolio turnover rate                          13%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.04%

* Effective April 1, 2001, Columbia Municipal Income Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class A shares was to increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.70% to 4.76%.
** Per share net investment income/(loss) has been calculated using the monthly average shares method.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# If the Fund's investment adviser had not reimbursed a portion of the expenses, total return would have been reduced.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(c) The effect of the non-recurring costs assumed by Columbia Management Advisors, LLC is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.85% for Class A shares.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.99% for Class A shares.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.03% for Class A shares.
(f) The reimbursement from the Fund's investment adviser is included in the ratio of operating expenses to average net assets (with waivers). Absent this reimbursement, the ratio of operating expenses to average net assets would have been 0.85% for Class A shares.

COLUMBIA MUNICIPAL INCOME FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.86               $11.16               $11.06               $10.83
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)**                 0.37                 0.39                 0.39                 0.42
  Net realized and unrealized gain/(loss)
    on investments                              (0.09)               (0.30)                0.10                 0.23
  Net increase/(decrease) in net asset
    value from operations                        0.28                 0.09                 0.49                 0.65
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.37)               (0.39)               (0.39)               (0.42)
  Distributions from net realized gains           --                   --                   --                   --
  Total dividends and distributions             (0.37)               (0.39)               (0.39)               (0.42)
  Net asset value, end of year                  $10.77               $10.86               $11.16               $11.06
  TOTAL RETURN++#                                2.54%                0.81%                4.49%                6.04%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $4,278               $6,680               $8,117               $9,263
  Ratio of operating expenses to average
    net assets(a)                              1.60%(b)               1.60%              1.59%(f)               1.60%
  Ratio of net investment income/(loss)
    to average net assets                      3.37%(b)               3.52%                3.50%                3.77%
  Portfolio turnover rate                         13%                  16%                  8%                   25%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                    1.66%(b)(c)           1.77%(d)             1.81%(e)               1.79%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $11.13
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)**                  0.44
  Net realized and unrealized gain/(loss)
    on investments                               (0.30)
  Net increase/(decrease) in net asset
    value from operations                         0.14
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.44)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.44)
  Net asset value, end of year                   $10.83
  TOTAL RETURN++#                                 1.28%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $9,116
  Ratio of operating expenses to average
    net assets(a)                                 1.60%
  Ratio of net investment income/(loss)
    to average net assets                         4.01%
  Portfolio turnover rate                          13%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.79%

* Effective April 1, 2001, Columbia Municipal Income Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class B shares was to increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.95% to 4.01%.
** Per share net investment income/(loss) has been calculated using the monthly average shares method.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# If the Fund's investment adviser had not reimbursed a portion of the expenses, total return would have been reduced.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(c) The effect of the non-recurring costs assumed by Columbia Management Advisors, LLC is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.60% for Class B shares.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.74% for Class B shares.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.78% for Class B shares.
(f) The reimbursement from the Fund's investment adviser is included in the ratio of operating expenses to average net assets (with waivers). Absent this reimbursement, the ratio of operating expenses to average net assets would have been 1.60% for Class B shares.

COLUMBIA MUNICIPAL INCOME FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.86               $11.16               $11.07               $10.84
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)**                 0.37                 0.39                 0.39                 0.42
  Net realized and unrealized gain/(loss)
    on investments                              (0.09)               (0.30)                0.09                 0.23
  Net increase/(decrease) in net asset
    value from operations                        0.28                (0.09)                0.48                 0.65
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.37)               (0.39)               (0.39)               (0.42)
  Distributions from net realized gains           --                   --                   --                   --
  Total dividends and distributions             (0.37)               (0.39)               (0.39)               (0.42)
  Net asset value, end of year                  $10.77               $10.86               $11.16               $11.07
  TOTAL RETURN++#                                2.54%                0.82%                4.40%                6.03%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $842                 $707                $1,372               $1,591
  Ratio of operating expenses to average
    net assets(a)                              1.60%(b)               1.60%              1.59%(f)               1.60%
  Ratio of net investment income/(loss)
    to average net assets                      3.37%(b)               3.52%                3.50%                3.77%
  Portfolio turnover rate                         13%                  16%                  8%                   25%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                    1.66%(b)(c)           1.77%(d)             1.81%(e)               1.79%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $11.14
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)**                  0.44
  Net realized and unrealized gain/(loss)
    on investments                               (0.30)
  Net increase/(decrease) in net asset
    value from operations                         0.14
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.44)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.44)
  Net asset value, end of year                   $10.84
  TOTAL RETURN++#                                 1.28%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $1,294
  Ratio of operating expenses to average
    net assets(a)                                 1.60%
  Ratio of net investment income/(loss)
    to average net assets                         4.01%
  Portfolio turnover rate                          13%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.79%

* Effective April 1, 2001, Columbia Municipal Income Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class C shares was to increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.95% to 4.01%.
** Per share net investment income/(loss) has been calculated using the monthly average shares method.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# If the Fund's investment adviser had not reimbursed a portion of the expenses, total return would have been reduced.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(c) The effect of the non-recurring costs assumed by Columbia Management Advisors, LLC is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.60% for Class C shares.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.74% for Class C shares.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.78% for Class C shares.
(f) The reimbursement from the Fund's investment adviser is included in the ratio of operating expenses to average net assets (with waivers). Absent this reimbursement, the ratio of operating expenses to average net assets would have been 1.60% for Class C shares.

Hypothetical investment and expense information

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Funds, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in each class of the Funds assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the Funds, which are the same as those stated in the Annual Fund Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables shown below reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charges, if any, which may be payable on redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

COLUMBIA SHORT TERM MUNICIPAL BOND FUND -- CLASS A SHARES

      MAXIMUM SALES CHARGE                                                     ASSUMED RATE OF RETURN
              1.00%              INITIAL HYPOTHETICAL INVESTMENT AMOUNT                  5%
              CUMULATIVE RETURN                $10,000.00                 HYPOTHETICAL YEAR-
                BEFORE FEES &    ANNUAL EXPENSE     CUMULATIVE RETURN     END BALANCE AFTER   ANNUAL FEES &
     YEAR         EXPENSES            RATIO       AFTER FEES & EXPENSES    FEES & EXPENSES      EXPENSES
       1            5.00%             0.65%                3.31%              $10,330.65         $165.75
       2           10.25%             0.73%                7.72%              $10,771.77          $77.02
       3           15.76%             0.73%               12.32%              $11,231.72          $80.31
       4           21.55%             0.73%               17.11%              $11,711.32          $83.74
       5           27.63%             0.73%               22.11%              $12,211.39          $87.32
       6           34.01%             0.73%               27.33%              $12,732.82          $91.05
       7           40.71%             0.73%               32.77%              $13,276.51          $94.93
       8           47.75%             0.73%               38.43%              $13,843.42          $98.99
       9           55.13%             0.73%               44.35%              $14,434.53         $103.21
      10           62.89%             0.73%               50.51%              $15,050.88         $107.62
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $5,050.88
  TOTAL ANNUAL FEES & EXPENSES                                                                   $989.95

COLUMBIA SHORT TERM MUNICIPAL BOND FUND -- CLASS B SHARES

      MAXIMUM SALES CHARGE                                                     ASSUMED RATE OF RETURN
              0.00%              INITIAL HYPOTHETICAL INVESTMENT AMOUNT                  5%
              CUMULATIVE RETURN                $10,000.00                 HYPOTHETICAL YEAR-
                BEFORE FEES &    ANNUAL EXPENSE     CUMULATIVE RETURN     END BALANCE AFTER   ANNUAL FEES &
     YEAR         EXPENSES            RATIO       AFTER FEES & EXPENSES    FEES & EXPENSES      EXPENSES
       1            5.00%             1.40%                3.60%              $10,360.00          $142.52
       2           10.25%             1.48%                7.25%              $10,724.67          $156.03
       3           15.76%             1.48%               11.02%              $11,102.18          $161.52
       4           21.55%             1.48%               14.93%              $11,492.98          $167.20
       5           27.63%             1.48%               18.98%              $11,897.53          $173.09
       6           34.01%             1.48%               23.16%              $12,316.32          $179.18
       7           40.71%             1.48%               27.50%              $12,749.86          $185.49
       8           47.75%             1.48%               31.99%              $13,198.65          $192.02
       9           55.13%             1.48%               36.63%              $13,663.25          $198.78
      10           62.89%             1.48%               41.44%              $14,144.19          $205.78
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $4,144.19
  TOTAL ANNUAL FEES & EXPENSES                                                                  $1,761.60

COLUMBIA SHORT TERM MUNICIPAL BOND FUND -- CLASS C SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%
              CUMULATIVE RETURN     ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE          AFTER FEES &        END BALANCE BEFORE   FEES &
     YEAR         EXPENSES           RATIO             EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%            1.40%                3.60%              $10,360.00        $142.52
       2           10.25%            1.48%                7.25%              $10,724.67        $156.03
       3           15.76%            1.48%               11.02%              $11,102.18        $161.52
       4           21.55%            1.48%               14.93%              $11,492.98        $167.20
       5           27.63%            1.48%               18.98%              $11,897.53        $173.09
       6           34.01%            1.48%               23.16%              $12,316.32        $179.18
       7           40.71%            1.48%               27.50%              $12,749.86        $185.49
       8           47.75%            1.48%               31.99%              $13,198.55        $192.02
       9           55.13%            1.48%               36.63%              $13,636.25        $198.78
      10           62.89%            1.48%               41.44%              $14,144.19        $205.78
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $4,144.19
  TOTAL ANNUAL FEES & EXPENSES                                                               $1,761.60

COLUMBIA MUNICIPAL INCOME FUND -- CLASS A SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              4.75%                            $10,000.00                             5%
              CUMULATIVE RETURN     ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE          AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO             EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%            0.85%               -0.80%               $9,920.29        $557.64
       2           10.25%            0.85%                3.32%              $10,331.98         $86.07
       3           15.76%            0.85%                7.61%              $10,760.76         $89.64
       4           21.55%            0.85%               12.07%              $11,207.33         $93.36
       5           27.63%            0.85%               16.72%              $11,672.43         $97.24
       6           34.01%            0.85%               21.57%              $12,156.84        $101.27
       7           40.71%            0.85%               26.61%              $12,661.35        $105.48
       8           47.75%            0.85%               31.87%              $13,186.79        $109.85
       9           55.13%            0.85%               37.34%              $13,734.04        $114.41
      10           62.89%            0.85%               43.04%              $14,304.01        $119.16
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $4,304.01
  TOTAL ANNUAL FEES & EXPENSES                                                               $1,474.14

COLUMBIA MUNICIPAL INCOME FUND -- CLASS B SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN      ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE           AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO              EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%             1.60%                3.40%              $10,340.00        $162.72
       2           10.25%             1.60%                6.92%              $10,691.56        $168.25
       3           15.76%             1.60%               10.55%              $11,055.07        $173.97
       4           21.55%             1.60%               14.31%              $11,430.95        $179.89
       5           27.63%             1.60%               18.20%              $11,819.60        $186.00
       6           34.01%             1.60%               22.21%              $12,221.46        $192.33
       7           40.71%             1.60%               26.37%              $12,636.99        $198.87
       8           47.75%             1.60%               30.67%              $13,066.65        $205.63
       9           55.13%             0.85%               36.09%              $13,608.92        $113.37
      10           62.89%             0.85%               41.74%              $14,173.69        $118.08
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $4,173.69
  TOTAL ANNUAL FEES & EXPENSES                                                                $1,699.11

COLUMBIA MUNICIPAL INCOME FUND -- CLASS C SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN      ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE           AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO              EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%             1.60%                3.40%              $10,340.00        $162.72
       2           10.25%             1.60%                6.92%              $10,691.56        $168.25
       3           15.76%             1.60%               10.55%              $11,055.07        $173.97
       4           21.55%             1.60%               14.31%              $11,430.95        $179.89
       5           27.63%             1.60%               18.20%              $11,819.60        $186.00
       6           34.01%             1.60%               22.21%              $12,221.46        $192.33
       7           40.71%             1.60%               26.37%              $12,636.99        $198.87
       8           47.75%             1.60%               30.67%              $13,066.65        $205.63
       9           55.13%             1.60%               35.11%              $13,510.92        $212.62
      10           62.89%             1.60%               39.70%              $13,970.29        $219.85
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $3,970.29
  TOTAL ANNUAL FEES & EXPENSES                                                                $1,900.13

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO COLUMBIA FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------


Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of the Fund's assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 under the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

BOND -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

CITIGROUP ALL BB&B-RATED HIGH YIELD MARKET INDEX -- an unmanaged index that measures the performance of below investment-grade debt securities rated

"BB" or "B" by Standard & Poor's Corporation and issued by corporations domiciled in the U.S. or Canada. All bonds in the index are publicly placed, have fixed coupons and are non-convertible. It is unavailable for investment and does not reflect fees, brokerage commissions and other expenses of investing.

COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CROSSING NETWORKS -- an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB HIGH YIELD INDEX -- an unmanaged trader-priced portfolio constructed to mirror the investable universe of the dollar-denominated high yield debt market. Issues must be publicly registered in the U.S. or issued under Rule 144A with registration rights. The index includes below investment grade, cash pay, zero-coupon, stepped-rate and pay-in-kind bonds with at least one year remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DEPOSITARY RECEIPTS -- evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVERSIFIED -- A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

DURATION -- a measure used to estimate how much a Fund's net asset value will fluctuate in response to a change in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The securities issued by the FHLMC are guaranteed as to timely payment of interest and the ultimate collection of principal only by the FHLMC and are not insured or guaranteed by the U.S. government.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. FNMA is a congressionally chartered company, although neither its common stock not the securities it issues are insured or guaranteed by the U.S. government. The securities issued by FNMA are guaranteed as to timely payment of both principal and interest only by FNMA.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from two, or in some circumstances one, nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

FORWARD FOREIGN CURRENCY CONTRACTS -- a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUNDAMENTAL ANALYSIS -- a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- a government-owned corporation that is considered an agency of the U.S. government. It guarantees, with the full faith and credit of the U.S. government, full and timely payment of all principal and interest on its mortgage-backed securities.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

HIGH YIELD DEBT SECURITY -- a debt security (also known as a "junk" bond) that, at the time of purchase, is either rated by an NRSRO to be below investment-grade (e.g., rated "BB" or lower by S&P) or is unrated but believed by a Fund's portfolio manager(s) or portfolio management team to be of comparable quality.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

J.P. MORGAN EMERGING MARKET BOND GLOBAL INDEX -- an unmanaged index that covers 27 emerging market countries. Included in the index are U.S. dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by sovereign and quasi-sovereign entities. The index will only consider for inclusion emerging markets issues denominated in U.S. dollars, with a minimum current face outstanding of $500 million and at least 2 1/2 years to maturity (at the time each is added to the index). All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS 1-YEAR MUNICIPAL BOND INDEX -- an unmanaged index of state and local general obligation bonds, revenue bonds, insured bonds and pre-funded bonds with one to two years remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX -- an unmanaged index of state and local general obligation bonds, revenue bonds, insured bonds and pre-funded bonds with two to four years remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.
LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX -- an unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX -- an unmanaged index of all publicly issued investment grade corporate, U.S. Treasury, and U.S. government and agency securities with remaining maturities of one to ten years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX -- an unmanaged index of fixed rate mortgage pass-through securities issued by the Government National Mortgage Association (Ginnie Mae), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac). It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS MUNICIPAL BOND INDEX -- an unmanaged index of state and local general obligation bonds, revenue bonds, insured bonds and pre-funded bonds with remaining maturities of one year or more. It is not available for investment and does not reflect fees, brokerage commissions, or other expenses of investing.

LEHMAN BROTHERS QUALITY INTERMEDIATE MUNICIPAL INDEX -- an unmanaged index consisting of tax free bonds with a minimum quality rating of "A3" from Moody's and having a maturity range between two and eleven years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. AGGREGATE INDEX -- an unmanaged index made up of U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities and asset-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. AGGREGATE 1-3 YEARS INDEX -- an unmanaged index that measures yield, price and total return for government, Treasury, agency, corporate, mortgage and Yankee bonds with 1-3 years in average life. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. GOVERNMENT INDEX -- an unmanaged index of U.S. government agency and U.S. Treasury securities with remaining maturities of at least one year. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. GOVERNMENT INTERMEDIATE INDEX -- an unmanaged index of U.S. government agency and U.S. Treasury securities with remaining maturities between one and ten years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. HIGH YIELD INDEX -- an unmanaged index that measures yield, price and total return for corporate and non-corporate fixed rate, non-investment grade debt. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MERRILL LYNCH 1-3 YEAR MUNICIPAL INDEX -- an unmanaged index that tracks the performance of investment grade U.S. tax exempt bonds with remaining terms to final maturities of at least one year and less than three years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MERRILL LYNCH 1-3 YEAR TREASURY INDEX -- an unmanaged index of short-term U.S. Treasury bonds with maturities of one to three years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MONEY MARKET INSTRUMENT -- a high quality, short-term debt security that pays interest based on a fixed, variable or floating rate and is considered to mature in 13 months or less. Money market instruments include, but are not limited to, U.S. Treasury obligations, U.S. government obligations, certificates of deposit and time deposits, bankers' acceptances, commercial paper, corporate bonds, extendible commercial notes, asset backed securities, funding agreements, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MORTGAGE DOLLAR ROLLS -- transactions in which a Fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase those or similar securities at a mutually agreed-upon future date and lower price. The difference between the sale price and the repurchase price is known as the "drop."

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

OVER-THE-COUNTER MARKET -- a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

PRE-REFUNDED BOND -- a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

PRICE-TO-EARNINGS RATIO (P/E RATIO) -- the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

PRIVATE PLACEMENT -- a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

QUANTITATIVE ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

REAL ESTATE INVESTMENT TRUST (REIT) -- a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests. A REIT is a tax-advantaged entity with a special election under the Internal Revenue Code whose assets are composed primarily of such investments.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

RIGHT -- a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SENIOR SECURITY -- a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SHORT-SELLING -- the practice of borrowing a security (or commodity futures contract) from a broker and selling it, with the understanding that it must later be repurchased and returned to the broker. Short-selling (or "selling short") is a technique used by investors who try to profit from the falling price of a stock.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

ZERO-COUPON BOND -- a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.



69
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70

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71

COLUMBIA MANAGEMENT


Where to find more information

You'll find more information about Columbia Funds Municipal Bond Funds in the following documents:



Annual and semi-annual reports

The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

Statement of Additional Information

The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Columbia Funds:

By telephone:
1.800.345.6611

By mail:
COLUMBIA FUNDS
C/O COLUMBIA FUNDS SERVICES
P.O. BOX 8081
BOSTON, MA 02266-8081

On the Internet:

WWW.COLUMBIAFUNDS.COM

Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.



SEC file number: 811-09645
Columbia Funds Series Trust

INT-36/111271-0606

COLUMBIA MANAGEMENT.

State Municipal Bond Funds
Prospectus -- Class A, B and C Shares
August 1, 2006

Columbia California Intermediate Municipal Bond Fund
Columbia Florida Intermediate Municipal Bond Fund
Columbia Georgia Intermediate Municipal Bond Fund
Columbia Maryland Intermediate Municipal Bond Fund
Columbia North Carolina Intermediate Municipal Bond Fund
Columbia South Carolina Intermediate Municipal Bond Fund
Columbia Texas Intermediate Municipal Bond Fund
Columbia Virginia Intermediate Municipal Bond Fund

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NOT FDIC-INSURED    NOT BANK ISSUED

   NO BANK
  GUARANTEE         MAY LOSE VALUE

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE COLUMBIA FUNDS FAMILY (COLUMBIA FUNDS OR COLUMBIA FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 122.

YOUR INVESTMENT IN A FUND IS NOT A BANK DEPOSIT OR OTHER OBLIGATION OF, OR ISSUED OR ENDORSED OR GUARANTEED BY, BANK OF AMERICA, N.A. (BANK OF AMERICA) OR ANY OF ITS AFFILIATES. YOUR INVESTMENT IN A FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUNDS AND MAY BE COMPENSATED OR INCENTED IN CONNECTION WITH THE SALE OF THE FUNDS.

YOUR INVESTMENT IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL INVESTED. YOUR INVESTMENT MAY LOSE MONEY.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about Columbia Funds State Municipal Bond Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

ABOUT THE FUNDS

These Funds invest most of their assets in securities issued by one state and its public authorities and local governments, and are generally intended for residents of that state.

Each Fund focuses on the potential to earn income that is generally free from federal and state income tax by investing primarily in municipal securities.

Municipal securities have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of municipal securities. There's always a risk that you'll lose money, or that you may not earn as much as you expect.

Because they invest primarily in securities issued by one state and its public authorities and local governments, the Funds are considered to be non-diversified. This means the value of a Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

CHOOSING THE RIGHT FUNDS FOR YOU

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The State Municipal Bond Funds may be suitable for you if:

  - you're looking for income

  - you want to reduce taxes on your investment

  - you have longer-term investment goals

They may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with fixed income securities

You'll find a discussion of each Fund's investment objective, principal investment strategies and risks in the Fund descriptions that start on page 5.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.345.6611 or contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

ON APRIL 4, 2006, THE BOARD OF COLUMBIA FUNDS SERIES TRUST, ON BEHALF OF THE FUNDS, APPROVED THE REORGANIZATION OF CERTAIN OF THE FUNDS INTO CORRESPONDING SERIES OF COLUMBIA FUNDS SERIES TRUST I. SPECIFICALLY, THE BOARD APPROVED THE REORGANIZATION OF COLUMBIA FLORIDA INTERMEDIATE MUNICIPAL BOND FUND AND COLUMBIA TEXAS INTERMEDIATE MUNICIPAL BOND FUND INTO COLUMBIA INTERMEDIATE MUNICIPAL BOND FUND. THE PRINCIPAL EFFECT OF EACH REORGANIZATION WOULD BE TO CONVERT AN INVESTMENT IN A FUND THAT IS A SERIES OF COLUMBIA FUNDS SERIES TRUST INTO AN INVESTMENT IN A FUND THAT IS A SERIES OF COLUMBIA FUNDS SERIES TRUST I.

SHAREHOLDERS OF EACH FUND INVOLVED IN THE REORGANIZATIONS WILL BE ASKED TO CONSIDER AND VOTE ON AN AGREEMENT AND PLAN OF REORGANIZATION AT A SPECIAL SHAREHOLDER MEETING WHICH IS EXPECTED TO BE HELD IN EARLY SEPTEMBER 2006. IF SHAREHOLDER APPROVAL IS OBTAINED AND THE OTHER CONDITIONS TO THE REORGANIZATIONS ARE SATISFIED, IT IS ANTICIPATED THAT THE REORGANIZATIONS WILL TAKE PLACE IN MID TO LATE SEPTEMBER 2006. AT THAT TIME, CLASS A SHARES, CLASS B SHARES, CLASS C SHARES AND CLASS Z SHARES OF COLUMBIA FLORIDA INTERMEDIATE MUNICIPAL BOND FUND AND COLUMBIA TEXAS INTERMEDIATE MUNICIPAL BOND FUND WOULD BE EXCHANGED FOR SHARES OF EQUAL DOLLAR VALUE IN AN IDENTICAL SHARE CLASS OF COLUMBIA INTERMEDIATE MUNICIPAL BOND FUND.

ON APRIL 4, 2006, THE BOARD OF COLUMBIA FUNDS SERIES TRUST, ON BEHALF OF THE FUNDS, ALSO APPROVED A WAIVER, EFFECTIVE JULY 3, 2006, OF THE CDSC THAT WOULD OTHERWISE BE IMPOSED ON REDEMPTIONS OF SHARES OF COLUMBIA FLORIDA INTERMEDIATE MUNICIPAL BOND FUND AND COLUMBIA TEXAS INTERMEDIATE MUNICIPAL BOND FUND MADE PRIOR TO THE REORGANIZATIONS. THE WAIVER WILL APPLY ONLY TO REDEMPTIONS, NOT EXCHANGES, AND WILL APPLY ONLY SHARES PURCHASED PRIOR TO JULY 3, 2006 AND REDEEMED PRIOR TO THE REORGANIZATIONS.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

COLUMBIA MANAGEMENT ADVISORS, LLC (THE ADVISER) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND.







 YOU'LL FIND MORE ABOUT THE ADVISER STARTING ON PAGE 56.

--------------------------------------------------------------------------------


COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND             5
------------------------------------------------------------------
COLUMBIA FLORIDA INTERMEDIATE MUNICIPAL BOND FUND               11
------------------------------------------------------------------
COLUMBIA GEORGIA INTERMEDIATE MUNICIPAL BOND FUND               17
------------------------------------------------------------------
COLUMBIA MARYLAND INTERMEDIATE MUNICIPAL BOND FUND              23
------------------------------------------------------------------
COLUMBIA NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND        29
------------------------------------------------------------------
COLUMBIA SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND        36
------------------------------------------------------------------
COLUMBIA TEXAS INTERMEDIATE MUNICIPAL BOND FUND                 42
------------------------------------------------------------------
COLUMBIA VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND              48
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     54
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       56

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Choosing a share class                                        59
     About Class A shares                                       60
        Front-end sales charge                                  61
        Contingent deferred sales charge                        61
     About Class B shares                                       62
        Contingent deferred sales charge                        62
     About Class C shares                                       63
        Contingent deferred sales charge                        63
     When you might not have to pay a sales charge              64
  Buying, selling and exchanging shares                         69
     How orders are processed                                   73
  How selling and servicing agents are paid                     79
  Distributions and taxes                                       82
  Legal matters                                                 84
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            85
------------------------------------------------------------------
HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION                109
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                  122
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. WENDY NORMAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 56.

THIS FUND AT A GLANCE

THIS INFORMATION IS DESIGNED TO HELP YOU COMPARE THE TWO CALIFORNIA STATE MUNICIPAL BOND FUNDS.

  - WHO SHOULD CONSIDER INVESTING: RESIDENTS OF CALIFORNIA

  - INCOME POTENTIAL: MODERATE

  - RISK POTENTIAL: MODERATE

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal and California state individual income taxes consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and California individual income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of the securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years.

When selecting individual investments, the portfolio manager:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if she believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

The portfolio manager also considers other factors. She reviews public policy issues that may affect the municipal bond market.

The portfolio manager may sell a security when she believes the security is overvalued, when there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia California Intermediate Municipal Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could be affected by the financial conditions of the state, and is local governments and public authorities.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer maturities tend to fall more in value when interest rates rise than fixed income securities with shorter maturities.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. Government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio manager believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on California municipal obligations, which generally are free from federal income tax and California state individual income tax, but may be subject to alternative minimum taxes and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes; however, such opinions are not binding on tax authorities. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by California and its municipalities, is more vulnerable to unfavorable developments in California than funds that invest in municipal bonds of many different states. Following an economic recession in 2001, the California economy began to improve in 2004 and continued to grow at a solid pace through 2005, resulting in higher-than-anticipated revenue growth. Most of the revenue growth, however, resulted from volatile sources such as business earnings and investment income, which could subside quickly should the California economy experience a more severe slowing than is currently anticipated in 2006 and 2007. In addition, California will likely encounter budget shortfalls following the 2006-07 fiscal year as it faces a number of economic risks and budgetary pressures, including a steeper-than-expected decline in California's real estate market and a sharper-than-expected rise in energy prices. It is unclear how the current economic conditions may affect the Fund. Adverse conditions affecting California generally could have an impact on the State and California municipal securities.

(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2003     2004     2005
               ----     ----     ----
               3.15%    2.33%    1.47%



              *Year-to-date return as of June 30, 2006: -0.42%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 3RD QUARTER 2004:           3.07%
         WORST: 2ND QUARTER 2004:         -2.41%


--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the Lehman Brothers Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                                  1 YEAR    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES                      -1.83%    1.38%



         CLASS A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS      -1.91%    1.24%



         CLASS A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS AND
           SALE OF FUND SHARES                                     0.00%    1.63%



         CLASS B SHARES RETURNS BEFORE TAXES                      -2.12%    1.65%



         CLASS C SHARES RETURNS BEFORE TAXES                      -0.16%    1.66%



         LEHMAN BROTHERS QUALITY INTERMEDIATE MUNICIPAL INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES OR TAXES)    1.66%    3.40%

      *THE INCEPTION DATES OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       ARE SEPTEMBER 9, 2002, AUGUST 29, 2002 AND SEPTEMBER 11, 2002, RESPECTIVELY. THE RETURN FOR THE INDEX SHOWN IS FROM AUGUST 31, 2002.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class A, B and C shares can be found in the section HYPOTHETICAL INVESTMENT
                   AND EXPENSE INFORMATION.

         SHAREHOLDER FEES                            Class A      Class B      Class C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          3.25%         N/A          N/A



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                     1.00%(1)     3.00%(2)     1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees(5)                           0.55%        0.55%        0.55%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%



         Other expenses(6)                            0.12%        0.12%        0.12%
                                                       -------      -------      -------



         Total annual Fund operating expenses         0.92%        1.67%        1.67%



         Fee waivers and/or reimbursements           (0.17)%      (0.17)%      (0.17)%
                                                       -------      -------      -------



         Total net expenses(7)                        0.75%        1.50%        1.50%
                                                       =======      =======      =======

      (1)This charge applies to investors who buy $1 million or more of Class A Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund pays an investment advisory fee of 0.40% and an administration fee of 0.15%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.40% for assets up to $500 million; 0.35% for assets in excess of $500 million and up to $1 billion; 0.32% for assets in excess of $1 billion and up to $1.5 billion; 0.29% for assets in excess of $1.5 billion and up to $3 billion; 0.28% for assets in excess of $3 billion and up to $6 billion; and 0.27% in excess of $6 billion.

      (6)Other expenses have been restated to reflect contractual changes to the fees paid by the Fund for transfer agency services effective April 1, 2006.

      (7)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

        - Class B shares convert to Class A shares after you've owned them for eight years

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $399     $592      $802      $1,404



         CLASS B SHARES                          $453     $710      $891      $1,762



         CLASS C SHARES                          $253     $510      $891      $1,962

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $153     $510      $891      $1,762



         CLASS C SHARES                          $153     $510      $891      $1,962

COLUMBIA FLORIDA INTERMEDIATE MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

YOU'LL FIND IMPORTANT INFORMATION REGARDING THE PROPOSED REORGANIZATION OF THE FUND ON PAGE 3.

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. SUSAN A. SANDERSON OF THE ADVISER IS THE PORTFOLIO MANGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 56.

THIS FUND AT A GLANCE

THIS INFORMATION IS DESIGNED TO HELP YOU COMPARE THE TWO FLORIDA STATE MUNICIPAL BOND FUNDS.

  - WHO SHOULD CONSIDER INVESTING: RESIDENTS OF FLORIDA

  - INCOME POTENTIAL: MODERATE

  - RISK POTENTIAL: MODERATE

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal income and the Florida state intangibles taxes consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and Florida state intangibles tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years.

When selecting individual investments, the portfolio manager:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if he believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

The portfolio manager also considers other factors. She reviews public policy issues that may affect the municipal bond market.

The portfolio manager may sell a security when she believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Florida Intermediate Municipal Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities of the state of Florida, its public authorities and local governments. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer maturities tend to fall more in value when interest rates rise than fixed income securities with shorter maturities.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio manager believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on Florida municipal obligations, which generally is free from federal income tax and Florida state intangibles tax, but may be subject to alternative minimum taxes and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes; however, such opinions are not binding on tax authorities. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by Florida and its municipalities, is more vulnerable to unfavorable developments in Florida than funds that invest in municipal bonds of many different states. For example, the state's economy relies on various industries including retirement migration, tourism and agriculture, which have historically driven the economy, as well as high technology jobs, service sector jobs and international trade which complement the three traditional industries. Adverse conditions affecting these industries could have an impact on Florida municipal securities. In addition, unfunded State of Florida mandates, including, but not limited to, classroom size limits and increased security measures may have an adverse effect on the credit quality of certain of the issuers of Florida municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               3.53%    6.99%    5.16%   -0.90%    8.01%    4.52%    6.51%    3.60%    2.17%    1.53%



              *Year-to-date return as of June 30, 2006: -0.69%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:           3.11%
         WORST: 2ND QUARTER 2004:         -2.31%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A Shares of the Fund. The table also shows the returns for each period for the Lehman Brothers Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                        1 YEAR   5 YEARS   10 YEARS
         CLASS A SHARES RETURNS BEFORE TAXES            -1.79%    2.96%     3.74%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                -1.83%    2.94%     3.73%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES         0.03%    3.08%     3.79%



         CLASS B SHARES RETURNS BEFORE TAXES            -2.17%    2.85%     3.41%



         CLASS C SHARES RETURNS BEFORE TAXES            -0.28%    2.82%     3.40%



         LEHMAN BROTHERS QUALITY INTERMEDIATE
           MUNICIPAL INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                      1.66%    4.78%     5.02%

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class A, B and C shares can be found in the section HYPOTHETICAL INVESTMENT
                   AND EXPENSE INFORMATION.

         SHAREHOLDER FEES                            Class A      Class B       Class C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price           3.25%        N/A           N/A



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                     1.00%(1)     3.00%(2)      1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees(5)                            0.55%        0.55%        0.55%



         Distribution (12b-1) and shareholder
         servicing fees                                0.25%        1.00%        1.00%



         Other expenses                                0.09%        0.09%        0.09%
                                                        ------       ------       -------



         Total annual Fund operating expenses          0.89%        1.64%        1.64%



         Fee waivers and/or reimbursements            (0.14)%      (0.14)%      (0.14)%
                                                        ------       ------       -------



         Total net expenses(6)                         0.75%        1.50%        1.50%
                                                        ======       ======       =======

      (1)This charge applies to investors who buy $1 million or more of Class A shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund pays an investment advisory fee of 0.40% and an administration fee of 0.15%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.40% for assets up to $500 million; 0.35% for assets in excess of $500 million and up to $1 billion; 0.32% for assets in excess of $1 billion and up to $1.5 billion; 0.29% for assets in excess of $1.5 billion and up to $3 billion; 0.28% for assets in excess of $3 billion and up to $6 billion; and 0.27% in excess of $6 billion.

      (6)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

        - Class B shares convert to Class A shares after you've owned them for eight years

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $399     $586      $789      $1,373



         CLASS B SHARES                          $453     $704      $879      $1,731



         CLASS C SHARES                          $253     $504      $879      $1,932

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $153     $504      $879      $1,731



         CLASS C SHARES                          $153     $504      $879      $1,932

COLUMBIA GEORGIA INTERMEDIATE MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. WENDY NORMAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 56.

THIS FUND AT A GLANCE

- WHO SHOULD CONSIDER INVESTING: RESIDENTS OF GEORGIA

- INCOME POTENTIAL: MODERATE

- RISK POTENTIAL: MODERATE

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal and Georgia state income taxes consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and Georgia individual income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years.

When selecting individual investments, the portfolio manager:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if he believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

The portfolio manager also considers other factors. She reviews public policy issues that may affect the municipal bond market.

The portfolio manager may sell a security when she believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Georgia Intermediate Municipal Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer maturities tend to fall more in value when interest rates rise than fixed income securities with shorter maturities.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio manager believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on Georgia municipal obligations, which generally is free from federal income tax and Georgia state individual income tax, but may be subject to alternative minimum taxes and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes; however, such opinions are not binding on tax authorities. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by Georgia and its municipalities, is more vulnerable to unfavorable developments in Georgia than funds that invest in municipal bonds of many different states. For example, the state's economy relies on various industries such as textiles, apparel, automobile production, real estate, tourism and construction. Adverse conditions affecting these industries could have an impact on Georgia municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               3.45%    6.97%    5.38%   -1.55%    8.03%    5.29%    6.03%    4.09%    2.88%    1.60%



              *Year-to-date return as of June 30, 2006: -0.16%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 3RD QUARTER 2004:           3.23%
         WORST: 2ND QUARTER 2004:         -2.16%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the Lehman Brothers Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                     1 YEAR    5 YEARS   10 YEARS
         CLASS A SHARES RETURNS BEFORE TAXES          -1.67%    3.28%     3.84%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                              -1.67%    3.28%     3.82%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES       0.19%    3.39%     3.89%



         CLASS B SHARES RETURNS BEFORE TAXES          -2.10%    3.21%     3.52%



         CLASS C SHARES RETURNS BEFORE TAXES          -0.14%    3.20%     3.51%



         LEHMAN BROTHERS QUALITY INTERMEDIATE
           MUNICIPAL INDEX (REFLECTS NO DEDUCTIONS
           FOR FEES, EXPENSES OR TAXES)                1.66%    4.78%     5.02%

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class A, B and C shares can be found in the section HYPOTHETICAL INVESTMENT
                   AND EXPENSE INFORMATION.

         SHAREHOLDER FEES                            Class A      Class B      Class C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          3.25%         N/A          N/A



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                     1.00%(1)     3.00%(2)     1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees(5)                           0.55%        0.55%        0.55%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%



         Other expenses(6)                            0.13%        0.13%        0.13%
                                                       -------      -------      -------



         Total annual Fund operating expenses         0.93%        1.68%        1.68%



         Fee waivers and/or reimbursements           (0.18)%      (0.18)%      (0.18)%
                                                       -------      -------      -------



         Total net expenses(7)                        0.75%        1.50%        1.50%
                                                       =======      =======      =======

      (1)This charge applies to investors who buy $1 million or more of Class A shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund pays an investment advisory fee of 0.40% and an administration fee of 0.15%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.40% for assets up to $500 million; 0.35% for assets in excess of $500 million and up to $1 billion; 0.32% for assets in excess of $1 billion and up to $1.5 billion; 0.29% for assets in excess of $1.5 billion and up to $3 billion; 0.28% for assets in excess of $3 billion and up to $6 billion; and 0.27% in excess of $6 billion.

      (6)Other expenses have been restated to reflect contractual changes to the fees paid by the Fund for transfer agency services effective April 1, 2006.

      (7)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

        - Class B shares convert to Class A shares after you've owned them for eight years

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                       $399     $594      $806      $1,415



         CLASS B SHARES                       $453     $712      $896      $1,772



         CLASS C SHARES                       $253     $512      $896      $1,972

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                       $153     $512      $896      $1,772



         CLASS C SHARES                       $153     $512      $896      $1,972

COLUMBIA MARYLAND INTERMEDIATE MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. WENDY NORMAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 56.

THIS FUND AT A GLANCE

- WHO SHOULD CONSIDER INVESTING: RESIDENTS OF MARYLAND

- INCOME POTENTIAL: MODERATE

- RISK POTENTIAL: MODERATE

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal and Maryland state income taxes consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and Maryland individual income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years.

When selecting individual investments, the portfolio manager:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if he believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

The portfolio manager also considers other factors. She reviews public policy issues that may affect the municipal bond market.

The portfolio manager may sell a security when she believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Maryland Intermediate Municipal Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer maturities tend to fall more in value when interest rates rise than fixed income securities with shorter maturities.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio manager believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on Maryland municipal obligations, which generally is free from federal income tax and Maryland state individual income tax, but may be subject to alternative minimum taxes and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes; however, such opinions are not binding on tax authorities. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by Maryland and its municipalities, is more vulnerable to unfavorable developments in Maryland than funds that invest in municipal bonds of many different states. For example, Maryland's economy is more reliant on the government and service sectors than other states throughout the United States, and is particularly sensitive to changes in federal employment and spending. Adverse conditions affecting these sectors could have an impact on Maryland municipal securities. In addition, a slowing of the national economy, along with domestic and international developments, could have an adverse effect on Maryland's economy and fiscal integrity. Maryland enacted a balanced budget for fiscal year 2007. However, Maryland faces a structural deficit of approximately $200 million in fiscal year 2007, growing up to $1.5 billion in 2011, which may require the State to increase taxes or further cut spending.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               3.43%    6.55%    5.09%   -1.04%    8.28%    4.40%    7.48%    3.33%    1.49%    0.89%



              *Year-to-date return as of June 30, 2006: -0.33%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 3RD QUARTER 2002:           3.74%
         WORST: 2ND QUARTER 2004:         -2.24%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the Lehman Brothers Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                       1 YEAR   5 YEARS   10 YEARS
         CLASS A SHARES RETURNS BEFORE TAXES           -2.40%    2.80%     3.61%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                               -2.40%    2.80%     3.61%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES       -0.35%    2.96%     3.68%



         CLASS B SHARES RETURNS BEFORE TAXES           -2.79%    2.72%     3.28%



         CLASS C SHARES RETURNS BEFORE TAXES           -0.84%    2.72%     3.27%



         LEHMAN BROTHERS QUALITY INTERMEDIATE
           MUNICIPAL INDEX (REFLECTS NO DEDUCTIONS
           FOR FEES, EXPENSES OR TAXES)                 1.66%    4.78%     5.02%

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class A, B and C shares can be found in the section HYPOTHETICAL INVESTMENT
                   AND EXPENSE INFORMATION.

         SHAREHOLDER FEES                            Class A      Class B      Class C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          3.25%         N/A          N/A



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                     1.00%(1)     3.00%(2)     1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees(5)                           0.55%         0.55%        0.55%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%         1.00%        1.00%



         Other expenses                               0.11%         0.11%        0.11%
                                                       -------       ------       ------



         Total annual Fund operating expenses         0.91%         1.66%        1.66%



         Fee waivers and/or reimbursements           (0.16)%       (0.16)%      (0.16)%
                                                       -------       ------       ------



         Total net expenses(6)                        0.75%         1.50%        1.50%
                                                       =======       ======       ======

      (1)This charge applies to investors who buy $1 million or more of Class A shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund pays an investment advisory fee of 0.40% and an administration fee of 0.15%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.40% for assets up to $500 million; 0.35% for assets in excess of $500 million and up to $1 billion; 0.32% for assets in excess of $1 billion and up to $1.5 billion; 0.29% for assets in excess of $1.5 billion and up to $3 billion; 0.28% for assets in excess of $3 billion and up to $6 billion; and 0.27% in excess of $6 billion.

      (6)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

        - Class B shares convert to Class A shares after you've owned them for eight years

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $399     $590      $797      $1,394



         CLASS B SHARES                          $453     $708      $887      $1,752



         CLASS C SHARES                          $253     $508      $887      $1,952

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $153     $508      $887      $1,752



         CLASS C SHARES                          $153     $508      $887      $1,952

COLUMBIA NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. WENDY NORMAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 56.

THIS FUND AT A GLANCE

- WHO SHOULD CONSIDER INVESTING: RESIDENTS OF NORTH CAROLINA

- INCOME POTENTIAL: MODERATE

- RISK POTENTIAL: MODERATE

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal and North Carolina state income taxes consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and North Carolina individual income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years.

When selecting individual investments, the portfolio manager:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if he believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

The portfolio manager also considers other factors. She reviews public policy issues that may affect the municipal bond market.

The portfolio manager may sell a security when she believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia North Carolina Intermediate Municipal Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer maturities tend to fall more in value when interest rates rise than fixed income securities with shorter maturities.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio manager believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on North Carolina municipal obligations, which generally is free from federal income tax and North Carolina state individual income tax, but may be subject to alternative minimum taxes and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes; however, such opinions are not binding on tax authorities. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE SPECIFIC RISK -- State specific risk is the chance that the Fund, because it invests primarily in securities issued by North Carolina and its municipalities, is more vulnerable to unfavorable developments in North Carolina than funds that invest in municipal bonds of many different states. The economic profile of the State consists of a combination of services, trade, agriculture, manufacturing and tourism. In recent years, the services and trade (wholesale and retail) industries have continued to grow while agriculture and manufacturing have declined. While a portion of these declines is attributable to general economic conditions, much is related to increased competition from cheap foreign labor. In April 2006, the unemployment rate in North Carolina was 4.3%, less than the national average of 4.7%. The State and its municipalities are constitutionally required to enact and maintain a balanced budget. North Carolina and many of its municipalities have been able to maintain balanced budgets for fiscal year 2006 due to increased revenue collections. At the end of the 2005-2006 fiscal year (June 30, 2006), the State's tax revenues are expected to be $1.95 billion more than originally projected. This surplus revenue has helped North Carolina fund the rising Medicaid and school enrollment costs that have plagued the State's budget in the recent years. No significant tax increases are expected in fiscal year 2007, and the budgets passed by each chamber of the General Assembly by June 15, 2006 both include a decrease in the State sales tax of 0.25% and a decrease in the tax rate for the State's top income tax bracket. North Carolina's bonds continue to receive a AAA rating from two major rating services, and an Aa1 from a third, with a positive outlook. During the 2005-2006 fiscal year, the State issued $370 million in general obligation bonds (excluding refunding issues). At the end of fiscal year 2005, the State had general obligation bond debt of $5.69 billion. The State's total long-term debt outstanding of $6.43 billion is a 16.9% increase from the previous fiscal year end. These factors could have an impact on North Carolina state and municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               3.64%    7.01%    5.16%   -1.58%    8.32%    4.46%    7.86%    3.81%    2.91%    1.59%



              *Year-to-date return as of June 30, 2006: -0.20%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 3RD QUARTER 2002:           3.36%
         WORST: 2ND QUARTER 2004:         -2.30%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the Lehman Brothers Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                       1 YEAR   5 YEARS   10 YEARS
         CLASS A SHARES RETURNS BEFORE TAXES           -1.70%    3.42%     3.94%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                               -1.70%    3.42%     3.93%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES        0.20%    3.51%     3.97%



         CLASS B SHARES RETURNS BEFORE TAXES           -2.10%    3.31%     3.60%



         CLASS C SHARES RETURNS BEFORE TAXES           -0.15%    3.32%     3.59%



         LEHMAN BROTHERS QUALITY INTERMEDIATE
           MUNICIPAL INDEX (REFLECTS NO DEDUCTION FOR
           FEES, EXPENSES OR TAXES)                     1.66%    4.78%     5.02%

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class A, B and C shares can be found in the section HYPOTHETICAL INVESTMENT
                   AND EXPENSE INFORMATION.

         SHAREHOLDER FEES                            Class A      Class B      Class C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          3.25%         N/A          N/A



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                     1.00%(1)     3.00%(2)     1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees(5)                           0.55%        0.55%        0.55%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%



         Other expenses                               0.12%        0.12%        0.12%
                                                       -------      -------      -------



         Total annual Fund operating expenses         0.92%        1.67%        1.67%



         Fee waivers and/or reimbursements           (0.17)%      (0.17)%      (0.17)%
                                                       -------      -------      -------



         Total net expenses(6)                        0.75%        1.50%        1.50%
                                                       =======      =======      =======

      (1)This charge applies to investors who buy $1 million or more of Class A shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund pays an investment advisory fee of 0.40% and an administration fee of 0.15%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.40% for assets up to $500 million; 0.35% for assets in excess of $500 million and up to $1 billion; 0.32% for assets in excess of $1 billion and up to $1.5 billion; 0.29% for assets in excess of $1.5 billion and up to $3 billion; 0.28% for assets in excess of $3 billion and up to $6 billion; and 0.27% in excess of $6 billion.

      (6)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

        - Class B shares convert to Class A shares after you've owned them for eight years

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $399     $592      $802      $1,404



         CLASS B SHARES                          $453     $710      $891      $1,762



         CLASS C SHARES                          $253     $510      $891      $1,962

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $153     $510      $891      $1,762



         CLASS C SHARES                          $153     $510      $891      $1,962

COLUMBIA SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. WENDY NORMAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 56.

THIS FUND AT A GLANCE

- WHO SHOULD CONSIDER INVESTING: RESIDENTS OF SOUTH CAROLINA

- INCOME POTENTIAL: MODERATE

- RISK POTENTIAL: MODERATE

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal and South Carolina state income taxes consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and South Carolina individual income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years.

When selecting individual investments, the portfolio manager:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if he believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

The portfolio manager also considers other factors. She reviews public policy issues that may affect the municipal bond market.

The portfolio manager may sell a security when she believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia South Carolina Intermediate Municipal Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer maturities tend to fall more in value when interest rates rise than fixed income securities with shorter maturities.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio manager believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on South Carolina municipal obligations, which generally is free from federal income tax and South Carolina state individual income tax, but may be subject to alternative minimum taxes and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes; however, such opinions are not binding on tax authorities. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by South Carolina and its municipalities, is more vulnerable to unfavorable developments in South Carolina than funds that invest in municipal bonds of many different states. In recent years, South Carolina's economy, which has tended to depend upon the national economy, has primarily relied upon agriculture, manufacturing and related industries, tourism, business services, international trade industries, health care and durable goods manufacturing. Adverse conditions affecting any of these industries could have an impact on South Carolina municipal securities. The unemployment rate in South Carolina during 2005 was 1.7% higher than the national unemployment rate. General Fund Revenues for the fiscal year ended June 30, 2001 were $6.010 billion; for the fiscal year ended June 30, 2002 were $5.763 billion; for the fiscal year ended June 30, 2003 were $5.846 billion; for the fiscal year ending June 30, 2004 were $6.131 billion; and for the fiscal year ended June 30, 2005 were $6.673 billion.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               3.76%    6.62%    5.33%   -1.33%    8.44%    4.76%    6.59%    5.01%    3.06%    1.79%



              *Year-to-date return as of June 30, 2006: -0.11

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 3RD QUARTER 2004:           3.36%
         WORST: 2ND QUARTER 2004:         -2.30%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the Lehman Brothers Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                        1 YEAR   5 YEARS   10 YEARS
         CLASS A SHARES RETURNS BEFORE TAXES            -1.54%    3.55%     4.03%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                -1.64%    3.49%     3.98%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES         0.41%    3.64%     4.07%



         CLASS B SHARES RETURNS BEFORE TAXES            -1.80%    3.47%     3.71%



         CLASS C SHARES RETURNS BEFORE TAXES             0.15%    3.47%     3.69%



         LEHMAN BROTHERS QUALITY INTERMEDIATE
           MUNICIPAL INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                      1.66%    4.78%     5.02%

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class A, B and C shares can be found in the section HYPOTHETICAL INVESTMENT
                   AND EXPENSE INFORMATION.

         SHAREHOLDER FEES                            Class A      Class B       Class C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          3.25%         N/A           N/A



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                     1.00%(1)     3.00%(2)      1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees(5)                           0.55%         0.55%        0.55%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%         1.00%        1.00%



         Other expenses                               0.09%         0.09%        0.09%
                                                       -------       ------       -------



         Total annual Fund operating expenses         0.89%         1.64%        1.64%



         Fee waivers and/or reimbursements           (0.14)%       (0.14)%      (0.14)%
                                                       -------       ------       -------



         Total net expenses(6)                        0.75%         1.50%        1.50%
                                                       =======       ======       =======

      (1)This charge applies to investors who buy $1 million or more of Class A shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund pays an investment advisory fee of 0.40% and an administration fee of 0.15%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.40% for assets up to $500 million; 0.35% for assets in excess of $500 million and up to $1 billion; 0.32% for assets in excess of $1 billion and up to $1.5 billion; 0.29% for assets in excess of $1.5 billion and up to $3 billion; 0.28% for assets in excess of $3 billion and up to $6 billion; and 0.27% in excess of $6 billion.

      (6)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

        - Class B shares convert to Class A shares after you've owned them for eight years

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $399     $586      $789      $1,373



         CLASS B SHARES                          $453     $704      $879      $1,731



         CLASS C SHARES                          $253     $504      $879      $1,932

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $153     $504      $879      $1,731



         CLASS C SHARES                          $153     $504      $879      $1,932

COLUMBIA TEXAS INTERMEDIATE MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

YOU'LL FIND IMPORTANT INFORMATION REGARDING THE PROPOSED REORGANIZATION OF THE FUND ON PAGE 3.

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. WENDY NORMAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 56.

THIS FUND AT A GLANCE

- WHO SHOULD CONSIDER INVESTING: RESIDENTS OF TEXAS

- INCOME POTENTIAL: MODERATE

- RISK POTENTIAL: MODERATE

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal income tax consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years.

When selecting individual investments, the portfolio manager:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if she believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

The portfolio manager also considers other factors. She reviews public policy issues that may affect the municipal bond market.

The portfolio manager may sell a security when she believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Texas Intermediate Municipal Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities of the state of Texas, its public authorities and local governments. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer maturities tend to fall more in value when interest rates rise than fixed income securities with shorter maturities.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio manager believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on Texas municipal securities, which generally is free from federal income tax, but may be subject to the federal alternative minimum tax, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes; however, such opinions are not binding on tax authorities. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by Texas and its municipalities, is more vulnerable to unfavorable developments in Texas than funds that invest in municipal bonds of many different states. For example, important sectors of the State's economy include the oil and gas industry (including drilling, production, refining, chemicals and energy-related manufacturing) and high technology manufacturing (including computers, electronics and telecommunications equipment), along with an increasing emphasis on international trade. Each of these sectors has from time to time suffered from economic downturns. Adverse conditions in one or more of these sectors could have an adverse impact on Texas municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               3.44%    6.91%    5.20%   -1.40%    8.26%    4.72%    7.06%    4.58%    2.87%    1.77%



              *Year-to-date return as of June 30, 2006: -0.36%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 3RD QUARTER 2002:           3.25%
         WORST: 2ND QUARTER 2004:         -1.95%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class A shares' average total returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the Lehman Brothers Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                        1 YEAR   5 YEARS   10 YEARS
         CLASS A SHARES RETURNS BEFORE TAXES            -1.53%    3.51%     3.96%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                -1.69%    3.45%     3.92%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES         0.44%    3.58%     4.00%



         CLASS B SHARES RETURNS BEFORE TAXES            -1.98%    3.41%     3.64%



         CLASS C SHARES RETURNS BEFORE TAXES            -0.04%    3.41%     3.61%



         LEHMAN BROTHERS QUALITY INTERMEDIATE
           MUNICIPAL INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                      1.66%    4.78%     5.02%

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class A, B and C shares can be found in the section HYPOTHETICAL INVESTMENT
                   AND EXPENSE INFORMATION.

         SHAREHOLDER FEES                            Class A      Class B      Class C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          3.25%         N/A          N/A



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                     1.00%(1)     3.00%(2)     1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees(5)                           0.55%        0.55%        0.55%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%



         Other expenses                               0.08%        0.08%        0.08%
                                                       -------      -------      -------



         Total annual Fund operating expenses         0.88%        1.63%        1.63%



         Fee waivers and/or reimbursements           (0.13)%      (0.13)%      (0.13)%
                                                       -------      -------      -------



         Total net expenses(6)                        0.75%        1.50%        1.50%
                                                       =======      =======      =======

      (1)This charge applies to investors who buy $1 million or more of Class A shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund pays an investment advisory fee of 0.40% and an administration fee of 0.15%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.40% for assets up to $500 million; 0.35% for assets in excess of $500 million and up to $1 billion; 0.32% for assets in excess of $1 billion and up to $1.5 billion; 0.29% for assets in excess of $1.5 billion and up to $3 billion; 0.28% for assets in excess of $3 billion and up to $6 billion; and 0.27% in excess of $6 billion.

      (6)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

        - Class B shares convert to Class A shares after you've owned them for eight years

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $399     $584      $784      $1,362



         CLASS B SHARES                          $453     $702      $874      $1,721



         CLASS C SHARES                          $253     $502      $874      $1,922

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $153     $502      $874      $1,721



         CLASS C SHARES                          $153     $502      $874      $1,922

COLUMBIA VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. WENDY NORMAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 56.

THIS FUND AT A GLANCE

- WHO SHOULD CONSIDER INVESTING: RESIDENTS OF VIRGINIA

- INCOME POTENTIAL: MODERATE

- RISK POTENTIAL: MODERATE

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal and Virginia state income taxes consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and Virginia individual income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years.

When selecting individual investments, the portfolio manager:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if he believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

The portfolio manager also considers other factors. She reviews public policy issues that may affect the municipal bond market.

The portfolio manager may sell a security when she believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Virginia Intermediate Municipal Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer maturities tend to fall more in value when interest rates rise than fixed income securities with shorter maturities.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio manager believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on Virginia municipal obligations, which, generally is free from federal income tax and Virginia state individual income tax, but may be subject to alternative minimum taxes and state, local and other taxes. Any portion of a distribution that comes from income from other sources such as income from other kinds of securities or from realized capital gains, including from the sale of municipal obligations, generally is subject to federal income tax and may be subject to Virginia state and local income taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by Virginia and its municipalities, is more vulnerable to unfavorable developments in Virginia than funds that invest in municipal bonds of many different states. Governmental revenue collections for Virginia's fiscal year ended June 30, 2005 increased by approximately 17.4% over the fiscal year 2004, producing a revenue surplus for fiscal year 2005, and a 175% general fund balance increase of approximately $783 million (on a GAAP basis) compared to the general fund balance at the end of the 2004 fiscal year. The 2006-2008 budget passed by the Virginia legislature would fully fund the state's Revenue Stabilization Fund at $1.3 billion in 2008. Virginia has experienced annual non-farm employment increases since 2003, with a slight reduction in the rate of increase in employment in the first four months of 2006. The Virginia unemployment rate was reported at 3% in May 2006. Virginia has a diversified economy, with significant concentrations in professional services, government-related employment, trade and transportation, and recent growth in tourism and high-technology. Adverse conditions affecting these industries could have a significant impact on Virginia municipal securities.


--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               3.62%    6.63%   5.25%**  -1.23%    8.43%    4.73%    7.52%    4.00%    2.75%    1.25%



              *Year-to-date return as of June 30, 2006: -0.38%
              **The return disclosed has been revised from the 5.62% return disclosed in prior years'
                prospectuses.

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 3RD QUARTER 2002:           3.43%
         WORST: 2ND QUARTER 2004:         -1.94%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the Lehman Brothers Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                        1 YEAR   5 YEARS   10 YEARS
         CLASS A SHARES RETURNS BEFORE TAXES            -2.03%    3.35%     3.91%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                -2.04%    3.34%     3.91%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES        -0.10%    3.44%     3.95%



         CLASS B SHARES RETURNS BEFORE TAXES            -2.43%    3.27%     3.59%



         CLASS C SHARES RETURNS BEFORE TAXES            -0.48%    3.27%     3.57%



         LEHMAN BROTHERS QUALITY INTERMEDIATE
           MUNICIPAL INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                      1.66%    4.78%     5.02%

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class A, B and C shares can be found in the section HYPOTHETICAL INVESTMENT
                   AND EXPENSE INFORMATION.

         SHAREHOLDER FEES                            Class A      Class B      Class C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          3.25%         N/A          N/A



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                     1.00%(1)     3.00%(2)     1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees(5)                           0.55%        0.55%        0.55%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%



         Other expenses                               0.07%        0.07%        0.07%
                                                       -------      -------      -------



         Total annual Fund operating expenses         0.87%        1.62%        1.62%



         Fee waivers and/or reimbursements           (0.12)%      (0.12)%      (0.12)%
                                                       -------      -------      -------



         Total net expenses(6)                        0.75%        1.50%        1.50%
                                                       =======      =======      =======

      (1)This charge applies to investors who buy $1 million or more of Class A shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund pays an investment advisory fee of 0.40% and an administration fee of 0.15%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.40% for assets up to $500 million; 0.35% for assets in excess of $500 million and up to $1 billion; 0.32% for assets in excess of $1 billion and up to $1.5 billion; 0.29% for assets in excess of $1.5 billion and up to $3 billion; 0.28% for assets in excess of $3 billion and up to $6 billion; and 0.27% in excess of $6 billion.

      (6)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

        - Class B shares convert to Class A shares after you've owned them for eight years

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $399     $582      $780      $1,352



         CLASS B SHARES                          $453     $699      $870      $1,711



         CLASS C SHARES                          $253     $499      $870      $1,912

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $153     $499      $870      $1,711



         CLASS C SHARES                          $153     $499      $870      $1,912

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Fund's investment objective, principal investments strategies and risks in the descriptions starting on page
5. The following are some other risks and information you should consider before you invest:

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. The 80% Policy and other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund that is not already a feeder fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio manager or portfolio management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      - INVESTMENT IN COLUMBIA MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Funds may invest their assets in the Columbia Money Market Funds. The Adviser and its affiliates are entitled to receive fees from the Columbia Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. The Adviser may waive fees which it is entitled to receive from either the Columbia Money Market Funds or the Funds.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, distribution, administration, shareholder servicing, transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Columbia Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Columbia Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI and on the Columbia Funds' website. In addition, a complete list of each Fund's portfolio holdings for each calendar quarter will be available on the Columbia Funds website at www.columbiafunds.com under Fund Portfolio Data, 60 calendar days following each quarter-end, and will remain posted on the website until the Fund files its next Form N-CSR or Form N-Q.

      - PORTFOLIO TURNOVER -- A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxable to individual shareholders at higher rates than long-term capital gains for federal income tax purposes. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. You'll find the portfolio turnover rates for each Fund in FINANCIAL HIGHLIGHTS.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- Each Fund may incur significant transaction costs that are in addition to the total annual Fund operating expenses disclosed in the fee tables. These transaction costs are made up of all the costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Fund's transaction costs are not.

How the Funds are managed
(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER (COLUMBIA MANAGEMENT ADVISORS, LLC) AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 100 mutual fund portfolios in the Columbia Funds Family, including the Funds described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities and money market instruments. The Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions.

Columbia Management currently has approximately $312 billion in assets under management, which consists of assets under the discretionary management of both the Adviser and Columbia Wanger Asset Management, L.P.

The table below tells you which portfolio managers are responsible for making the day-to-day investment decisions for each Fund. The professional biographies of the portfolio managers follow the table. The SAI provides additional information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

  FUND                                                       PORTFOLIO MANAGERS
  COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND       WENDY NORMAN



  COLUMBIA FLORIDA INTERMEDIATE MUNICIPAL BOND FUND          SUSAN A. SANDERSON



  COLUMBIA GEORGIA INTERMEDIATE MUNICIPAL BOND FUND          WENDY NORMAN



  COLUMBIA MARYLAND INTERMEDIATE MUNICIPAL BOND FUND         WENDY NORMAN



  COLUMBIA NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND   WENDY NORMAN



  COLUMBIA SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND   WENDY NORMAN



  COLUMBIA TEXAS INTERMEDIATE MUNICIPAL BOND FUND            WENDY NORMAN



  COLUMBIA VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND         WENDY NORMAN

                                                     BUSINESS EXPERIENCE
  PORTFOLIO MANAGER   LENGTH OF SERVICE WITH FUND    DURING PAST FIVE YEARS
  ------------------  -----------------------------  ----------------------------
  SUSAN A. SANDERSON  COLUMBIA FLORIDA INTERMEDIATE  COLUMBIA MANAGEMENT --
                      MUNICIPAL BOND FUND SINCE      ASSOCIATED SINCE 1985
                      SEPTEMBER 2005



  WENDY NORMAN        COLUMBIA CALIFORNIA            COLUMBIA MANAGEMENT --
                      INTERMEDIATE MUNICIPAL BOND    PORTFOLIO MANAGER SINCE 1993
                      FUND SINCE NOVEMBER 2004



                      COLUMBIA GEORGIA INTERMEDIATE  COLUMBIA NORTH CAROLINA
                      MUNICIPAL BOND FUND SINCE      INTERMEDIATE MUNICIPAL BOND
                      JANUARY 2006                   FUND SINCE JANUARY 2006



                      COLUMBIA MARYLAND              COLUMBIA SOUTH CAROLINA
                      INTERMEDIATE MUNICIPAL BOND    INTERMEDIATE MUNICIPAL BOND
                      FUND SINCE JANUARY 2006        FUND SINCE JANUARY 2006



                                                     COLUMBIA TEXAS INTERMEDIATE
                                                     MUNICIPAL BOND FUND SINCE
                                                     2000



                                                     COLUMBIA VIRGINIA
                                                     INTERMEDIATE MUNICIPAL BOND
                                                     FUND SINCE FEBRUARY 2006

Columbia Funds pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with the Adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

The Adviser has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2007. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that the Adviser will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees the Adviser can receive, along with the actual advisory fees the Adviser and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements. Certain Funds have a breakpoint schedule for their advisory fees. Please refer to the fee tables of the Funds for the specifics of any applicable breakpoint schedule.

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND        0.40%        0.40%



  COLUMBIA FLORIDA INTERMEDIATE MUNICIPAL BOND FUND           0.40%        0.40%



  COLUMBIA GEORGIA INTERMEDIATE MUNICIPAL BOND FUND           0.40%        0.40%



  COLUMBIA MARYLAND INTERMEDIATE MUNICIPAL BOND FUND          0.40%        0.40%



  COLUMBIA NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND    0.40%        0.40%



  COLUMBIA SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND    0.40%        0.40%



  COLUMBIA TEXAS INTERMEDIATE MUNICIPAL BOND FUND             0.40%        0.40%



  COLUMBIA VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND          0.40%        0.40%

INVESTMENT SUB-ADVISER

Columbia Funds and the Adviser may engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and the Funds have applied for relief from the SEC to permit the Funds to act on many of the Adviser's recommendations with approval only by the Board and not by Fund shareholders. The Adviser or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

OTHER SERVICE PROVIDERS

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02111-2621

--------------------------------------------------------------------------------


The Funds are distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer and an indirect, wholly-owned subsidiary of Bank of America Corporation. The Distributor may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS LLC

100 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------


Columbia Management Advisors LLC is the administrator of the Funds (Administrator), and is responsible for overseeing the administrative operations of the Funds. The Funds pay the Administrator a fee of 0.15% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc. is the transfer agent for the Funds' shares (Transfer Agent), and is an indirect, wholly-owned subsidiary of Bank of America Corporation. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Choosing a share class

(ABC SHARE GRAPHIC)

--------------------------------------------------------------------------------

WE'VE USED THE TERM INVESTMENT PROFESSIONAL TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING SHARES OF THE COLUMBIA FUNDS. SELLING AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.




 FOR MORE INFORMATION ABOUT HOW TO CHOOSE A SHARE CLASS, CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL US AT 1.800.345.6611.




 BEFORE YOU INVEST, PLEASE NOTE THAT OVER TIME, DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES WILL INCREASE THE COST OF YOUR INVESTMENT, AND MAY COST YOU MORE THAN ANY SALES CHARGES YOU MAY PAY. FOR MORE INFORMATION, SEE HOW SELLING AND SERVICING AGENTS ARE PAID.

--------------------------------------------------------------------------------


Before you can invest in the Funds, you'll need to choose a share class. There are three classes of shares of each Fund offered by this prospectus. Each class has its own sales charges and fees. In certain circumstances, these sales charges and fees may be reduced or waived, as described below and in the SAI. The table below compares the charges and fees and other features of the share classes.

                                              INTERMEDIATE            LONG-TERM
                                             MUNICIPAL BOND        MUNICIPAL BOND
  CLASS A SHARES                                  FUNDS                 FUNDS
  MAXIMUM AMOUNT YOU CAN BUY                    NO LIMIT              NO LIMIT



  MAXIMUM FRONT-END SALES CHARGE                  3.25%                 4.75%



  MAXIMUM DEFERRED SALES CHARGE                  100%(1)               100%(1)



  MAXIMUM ANNUAL DISTRIBUTION              0.25% DISTRIBUTION    0.25% DISTRIBUTION
    AND SHAREHOLDER SERVICING FEES         (12B-1)/SERVICE FEE   (12B-1)/SERVICE FEE



  CONVERSION FEATURE                              NONE                  NONE

(1)This sales charge applies to investors who buy $1 million or more of Class A shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

                                               INTERMEDIATE          LONG-TERM
                                              MUNICIPAL BOND       MUNICIPAL BOND
  CLASS B SHARES                                  FUNDS                FUNDS
  MAXIMUM AMOUNT YOU CAN BUY                  UP TO $50,000        UP TO $50,000



  MAXIMUM FRONT-END SALES CHARGE                   NONE                 NONE



  MAXIMUM DEFERRED SALES CHARGE                  3.00%(1)             5.00%(1)



  REDEMPTION FEE                                   NONE                 NONE



  MAXIMUM ANNUAL DISTRIBUTION AND           0.75% DISTRIBUTION   0.75% DISTRIBUTION
    SHAREHOLDER SERVICING FEES               (12B-1) FEE AND      (12B-1) FEE AND
                                            0.25% SERVICE FEE    0.25% SERVICE FEE



  CONVERSION FEATURE                               YES                  YES

(1)This charge decreases over time. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

                                               INTERMEDIATE          LONG-TERM
                                              MUNICIPAL BOND       MUNICIPAL BOND
  CLASS C SHARES                                  FUNDS                FUNDS
  MAXIMUM AMOUNT YOU CAN BUY                 UP TO $1 MILLION     UP TO $1 MILLION



  MAXIMUM FRONT-END SALES CHARGE                   NONE                 NONE



  MAXIMUM DEFERRED SALES CHARGE                  1.00%(1)             1.00%(1)



  REDEMPTION FEE                                   NONE                 NONE



  MAXIMUM ANNUAL DISTRIBUTION               0.75% DISTRIBUTION   0.75% DISTRIBUTION
    AND SHAREHOLDER SERVICING FEES           (12B-1) FEE AND      (12B-1) FEE AND
                                            0.25% SERVICE FEE    0.25% SERVICE FEE



  CONVERSION FEATURE                               NONE                 NONE

(1)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge, if any.

The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies and when you're required to pay the charge. You should think about these things carefully before you invest.

Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

Class A shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Funds, unless you qualify for a waiver or reduction of the sales charge. However, Class A shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Class B and Class C shares. This means that Class A shares can be expected to pay relatively higher distributions per share.

Class B shares have limits on how much you can invest. When you buy Class B or Class C shares, the full amount is invested in the Funds. However, you may pay a CDSC when you sell your shares. Over time, Class B and Class C shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Class A shares. Although the full amount of your purchase is invested in the Funds, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Class B and Class C shares. You should also consider the conversion feature for Class B shares, which is described in ABOUT CLASS B SHARES.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(A SHARES GRAPHIC) ABOUT CLASS A SHARES

      There is no limit to the amount you can invest in Class A shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. Shares you purchase with reinvested distributions are not subject to a sales charge. To determine the sales charge you pay on additional investments in Class A shares, we will add the amount of your additional investment to the current value of your account and base the sales charge on that total amount.

      FRONT-END SALES CHARGE



      You'll pay a front-end sales charge when you buy Class A shares, unless:

        - you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section, WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE - FRONT END SALES CHARGES

        - you received the shares from reinvested distributions

      The sales charge you'll pay depends on the Fund you're buying, and the amount you're investing -- generally, the larger the investment, the smaller the percentage sales charge.

                                                                     SALES CHARGE(1)    AMOUNT RETAINED
                                                   SALES CHARGE(1)    AS A % OF THE    BY SELLING AGENTS
                                                    AS A % OF THE      NET AMOUNT        AS A % OF THE
         AMOUNT YOU BOUGHT                         OFFERING PRICE       INVESTED        OFFERING PRICE
         -----------------                         ---------------   ---------------   -----------------
         INTERMEDIATE MUNICIPAL BOND FUNDS



         $0 - $99,999                                   3.25%             3.36%              3.00%



         $100,000 - $249,999                            2.50%             2.56%              2.25%



         $250,000 - $499,999                            2.00%             2.04%              1.75%



         $500,000 - $999,999                            1.50%             1.53%              1.25%



         $1,000,000 OR MORE                             0.00%             0.00%              1.00%(2)



         LONG-TERM MUNICIPAL BOND FUNDS



         $0 - $49,999                                   4.75%             4.99%              4.25%



         $50,000 - $99,999                              4.50%             4.71%              4.00%



         $100,000 - $249,999                            3.50%             3.63%              3.00%



         $250,000 - $499,999                            2.50%             2.56%              2.25%



         $500,000 - $999,999                            2.00%             2.04%              1.75%



         $1,000,000 OR MORE                             0.00%             0.00%              1.00%(2)

      (1)The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge in the table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and of your net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

      (2)1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25% on amounts over $50,000,000. The Distributor pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within twelve months from the time they were bought. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      CONTINGENT DEFERRED SALES CHARGE



      Class A shares bought without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1% CDSC if the shares are sold within 12 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million (but less than $50 million) are subject to a CDSC if redeemed within 12 months of the date of purchase. The 12 months begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee based program.

      You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

--------------------------------------------------------------------------------

CLASS B SHARES ARE NOT INTENDED FOR PURCHASE OF $50,000 OR MORE. YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR ENSURING THAT YOUR INVESTMENT IN CLASS B SHARES DOES NOT REACH THE $50,000 MAXIMUM, AND COLUMBIA FUNDS CANNOT ENSURE THAT IT WILL IDENTIFY PURCHASE ORDERS THAT WOULD CAUSE YOUR INVESTMENT IN CLASS B SHARES TO REACH THE MAXIMUM ALLOWED AMOUNT.

--------------------------------------------------------------------------------



(B SHARES GRAPHIC) ABOUT CLASS B SHARES

      Purchases up to $50,000 are allowed in Class B shares assuming the combined value of the customer's total assets in the Columbia Funds does not reach $50,000. Purchases in Class B shares that bring the combined value of a customer's total assets to $50,000 or above will be rejected. A customer's total assets may include accounts for immediate family members. Group Plan accounts are valued at the plan level.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC when you sell your Class B shares, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE - CONTINGENT DEFERRED SALES CHARGES

      The CDSC you pay depends on how long you held your shares.

      INTERMEDIATE MUNICIPAL BOND FUNDS




         IF YOU SELL YOUR SHARES
         DURING THE FOLLOWING YEAR:                                      YOU'LL PAY A CDSC OF:
         THE FIRST YEAR YOU OWN THEM                                              3.0%



         THE SECOND YEAR YOU OWN THEM                                             3.0%



         THE THIRD YEAR YOU OWN THEM                                              2.0%



         THE FOURTH YEAR YOU OWN THEM                                             1.0%



         AFTER FOUR YEARS OF OWNING THEM                                          NONE

      LONG-TERM MUNICIPAL BOND FUNDS




         IF YOU SELL YOUR SHARES
         DURING THE FOLLOWING YEAR:                                      YOU'LL PAY A CDSC OF:
         THE FIRST YEAR YOU OWN THEM                                              5.0%



         THE SECOND YEAR YOU OWN THEM                                             4.0%



         THE THIRD YEAR YOU OWN THEM                                              3.0%



         THE FOURTH YEAR YOU OWN THEM                                             3.0%



         THE FIFTH YEAR YOU OWN THEM                                              2.0%



         THE SIXTH YEAR YOU OWN THEM                                              1.0%



         AFTER SIX YEARS OF OWNING THEM                                           NONE

      Certain investments in Class B shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

      Your selling agent receives compensation when you buy Class B shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      ABOUT THE CONVERSION FEATURE



      Class B shares convert automatically to Class A shares after you've owned them for eight years.

      The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase total returns.

      Here's how the conversion works:

        - Shares are converted on or about the 15th day of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

        - You'll receive the same dollar value of Class A shares as the Class B shares that were converted. No sales charge or other charges apply.

        - Class B shares that you received from an exchange of Class B shares of another Columbia Fund will convert based on the day you bought the original shares.

        - Conversions are free from federal income tax.


(C SHARES GRAPHIC) ABOUT CLASS C SHARES

      There is a $1 million limit to the amount you can purchase in Class C shares. You don't pay a sales charge when you buy Class C shares, but you may pay a CDSC when you sell them. Purchases of $1 million or more will be rejected.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC of 1.00% when you sell Class C shares within one year of buying them, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE - CONTINGENT DEFERRED SALES CHARGES

      Certain investments in Class C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

      Your selling agent receives compensation when you buy Class C shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

--------------------------------------------------------------------------------

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF SALES CHARGES.

YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR NOTIFYING COLUMBIA FUNDS THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE BUYING OR SELLING SHARES.

WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

--------------------------------------------------------------------------------


WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE

You may be eligible for a waived or reduced front-end sales charge (often referred to as a "breakpoint discount") or CDSC. Restrictions may apply to certain accounts and certain transactions. Information about these reductions and waivers is provided below and may also be discussed in the SAI, which is available at www.columbiafunds.com. Please contact your investment professional or contact Columbia Funds at 1.800.345.6611 to determine whether you qualify for a reduction or waiver of these charges.

The types of accounts that may be aggregated to obtain one of the breakpoint discounts described below include individual accounts, joint accounts, certain IRA accounts, certain trusts and UTMA/UGMA accounts. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own shares of Columbia Funds.

The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Columbia Funds Family. To obtain a breakpoint, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisor's failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Fund's Transfer Agent, you will need to provide the foregoing information to a Transfer Agent representative at the time you purchase shares.

--------------------------------------------------------------------------------

FOR PURPOSES OF OBTAINING A BREAKPOINT DISCOUNT, MEMBERS OF YOUR "IMMEDIATE FAMILY" INCLUDE YOUR SPOUSE, PARENT, STEP-PARENT, LEGAL GUARDIAN, CHILD, STEP-CHILD, FATHER-IN-LAW AND MOTHER-IN-LAW.

--------------------------------------------------------------------------------


      FRONT-END SALES CHARGES
      (Class A shares)




      There are two ways you can lower the front-end sales charge you pay on Class A shares:

        - RIGHTS OF ACCUMULATION
         The value of eligible accounts (regardless of class) maintained by you and each member of your immediate family may be combined with the value of your current purchase to reach a sales charge discount level (according to the chart of Class A sales charges, above) and to obtain the lower sales charge for your current purchase. To calculate the combined value of the accounts, the Fund will use the shares' current public offering price.

        - STATEMENT OF INTENT
         You also may pay a lower sales charge when purchasing Class A shares by signing a letter of intent. By doing so, you would be able to pay the lower sales charge on all purchases made under the letter of intent within 13 months. As described in the chart in the section ABOUT CLASS A SHARES -- FRONT-END SALES CHARGE, the first breakpoint discount will be applied when total purchases reach $50,000. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. To calculate the total value of your Statement of Intent purchases, a Fund will use the historic cost (i.e. dollars invested) of the shares held in each eligible account. You must retain all records necessary to substantiate historic costs because the Fund and your financial intermediary may not maintain this information.

         - WHAT ACCOUNTS ARE ELIGIBLE FOR BREAKPOINT DISCOUNTS?
          The types of eligible accounts that may be aggregated to obtain one or both of the breakpoint discounts described above include:

           - individual accounts

           - joint accounts

           - certain IRA accounts

           - certain trusts

           - UTMA/UGMA accounts

            For the purposes of obtaining a breakpoint discount, members of your "immediate family" include your spouse, parent, step parent, legal guardian, child, step child, father in-law and mother in-law. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own Columbia Fund shares. The value of your investment in certain Money Market Funds held in an eligible account may be aggregated with your investments in other funds in the Columbia Funds family of funds to obtain a breakpoint discount through a Right of Accumulation. Certain Money Market Funds may also be included in the aggregation for a Statement of Intent for shares that have been charged a commission for purposes of obtaining a breakpoint discount.

         - HOW DO I OBTAIN A BREAKPOINT DISCOUNT?
          The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Columbia Funds family of funds. To obtain any of the above breakpoint discounts, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisor's failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Fund's Transfer Agent, you will need to provide the foregoing information to a Transfer Agent representative at the time you purchase shares.

         - HOW CAN I OBTAIN MORE INFORMATION ABOUT BREAKPOINT DISCOUNTS?
          Certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. Restrictions may apply to certain accounts and certain transactions. Further information regarding these discounts may be found in the Fund's SAI and at www.columbiafunds.com.

      The following investors can buy Class A shares without paying a front-end sales charge:

        - full-time employees and retired employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

        - banks, trust companies and thrift institutions, acting as fiduciaries

        - individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the Funds within 90 days of the date of distribution

        - Columbia Funds' Trustees, Directors and employees of its investment sub-advisers

        - registered broker/dealer firms that have entered into a Columbia Funds dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only

        - registered personnel and employees of these broker/dealers and their family members may buy Class A shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

        - employees or partners of any service provider to the Funds

        - investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

        - shareholders of certain funds that reorganized into the Columbia Funds who were entitled to buy shares at net asset value

        - certain pension, profit sharing or other employee benefit plans offered to non-U.S. investors

      You can also buy Class A shares without paying a sales charge if you buy the shares within 365 days of selling Class A, Class B or Class C shares of the same Fund. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. The Transfer Agent, Distributor or their agents must receive your written request within 365 days after you sell your shares.

      CONTINGENT DEFERRED SALES CHARGES



      (Class A, Class B and Class C shares)

      You won't pay a CDSC in the following circumstances:

      DEATH: CDSCs may be waived on redemptions following the death of:

        - the sole shareholder on an individual account

        - a joint tenant where the surviving joint tenant is the deceased's spouse

        - the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfer to Minors Act (UTMA) or other custodial account.

      If the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

      AUTOMATIC WITHDRAWAL PLAN (AWP): CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual AWP established with the Transfer Agent, to the extent that the redemptions do not exceed, on an annual basis, 12% of the account's value at the time that the AWP is established. Otherwise a CDSC will be charged on AWP redemptions until this requirement is met; this requirement does not apply if the AWP is set up at the time the account is established, and distributions are being reinvested.

      DISABILITY: CDSCs may be waived on redemptions after the sole shareholder on an individual account or a joint tenant on a joint tenant spousal account becomes disabled (as defined by Section 72(m)(7) of the Internal Revenue Code). To be eligible for such a waiver:

        - the disability must arise after the purchase of shares

        - the disabled shareholder must have been under the age of 65 at the time of the initial determination of disability and

        - a letter from a physician must be signed under penalty of perjury stating the nature of the disability.

      If the account is transferred to a new registration and then shares are redeemed, the applicable CDSC will be charged.

      DEATH OF A TRUSTEE: CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where:

        - the grantor of the trust is the sole trustee and the sole life beneficiary,

        - death occurs following the purchase and

        - the trust document provides for the dissolution of the trust upon the trustee's death.

      If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

      RETURNS OF EXCESS CONTRIBUTIONS: CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the Financial Services Firm
      (FSF) agrees to return the applicable portion of any commission paid by the Distributor.

      QUALIFIED RETIREMENT PLANS: CDSCs may be waived on shares sold by employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must be a participant in an alliance program that has signed an agreement with Columbia Funds or the Distributor.

      RETURN OF COMMISSION: CDSCs may be waived on shares sold by intermediaries that are part of the Columbia Funds selling group where the intermediary has entered into an agreement with Columbia Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

      NON-US INVESTORS: CDSCs may be waived on shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-US investors.

      IRS SECTION 401 AND 457: CDSCs may be waived on shares sold by certain pension, profit-sharing or other employee benefit plans established under
      Section 401 or 457 of the tax code.

      MEDICAL PAYMENTS: CDSCs may be waived on shares redeemed for medical payments that exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

      SHARES LIQUIDATED BY TRANSFER AGENT: CDSCs may be waived for shares sold under the Distributor's right to liquidate a shareholder's account, including but not limited to, instances where the aggregate net asset value of Class A, Class B or Class C shares held in the account is less than the minimum account size.

      PLANS OF REORGANIZATION: At the Funds' discretion, CDSCs may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party.

      CDSCs may be waived on the sale of Class C shares sold by a non-profit organization qualified under Section 501(c)(3) of the tax code in connection with the BANC OF AMERICA CAPITAL MANAGEMENT CHARITABLE GIVING PROGRAM.

Buying, selling and exchanging shares

(BUYING, SELLING AND EXCHANGING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY BUYING THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


You can invest in the Funds through your selling agent.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The table starting on page 72 summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in CHOOSING A SHARE CLASS.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Specifically, certain Funds offer Class Z shares which have lower expense levels and limited service features and are only available to certain eligible investors that meet specific criteria, including investing through an eligible financial institution or intermediary. Please contact your investment professional, or call us at
1.800.345.6611 if you have any questions or you need help placing an order.

Certain financial institutions and intermediaries that offer Class Z shares may in certain circumstances determine that a shareholder invested in Class A, Class B or Class C shares is eligible for Class Z shares and will have their shares automatically converted to Class Z shares. No sales charges or other charges will apply to such a conversion, however, an investor should contact their financial institution or intermediary to learn the details of any such policy and also should talk to their tax adviser about the tax consequences of any such automatic conversion.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of a Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing." The Funds are not intended as vehicles for market timing. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Funds to implement their market timing strategies. Columbia

Funds' Board has adopted policies and procedures with respect to market timing activity as discussed below.

Market timing may negatively impact long-term performance of a Fund by requiring it to maintain a larger percentage of assets in cash or to liquidate portfolio holdings at a disadvantageous time. Market timing could increase a Fund's expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, and large asset fluctuations that could diminish a Fund's ability to provide the maximum investment return to all participants. Certain Funds may be more susceptible to these negative effects of market timing. For example, Funds that invest principally in foreign securities may be more susceptible to arbitrage opportunities resulting from mispricing due to time zone differences among international financial markets. Market timers seek potential price differentials that may occur with securities that trade in a different time zone. The Funds that invest principally in small- and mid-capitalization securities may be more susceptible to arbitrage opportunities due to the less liquid nature of smaller company securities. Fair value pricing may reduce these arbitrage opportunities.

Columbia Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if Columbia Funds detects that a shareholder has conducted two "round trips" (as defined below) in a Fund (other than a Columbia Money Market Fund, Columbia Short Term Bond Fund or Columbia Short Term Municipal Bond Fund) that are deemed material by Columbia Funds in any 28-day period, Columbia Funds will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a Columbia Money Market Fund, Columbia Short Term Bond Fund or Columbia Short Term Municipal Bond Fund). In addition, if Columbia Funds determines that any person, group or account has engaged in any type of market timing activity (independent of the two round trip limit) Columbia Funds may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund. In any event, Columbia Funds also retains the right to reject any order to buy or exchange shares as discussed in the section BUYING, SELLING AND EXCHANGING SHARES -- HOW ORDERS ARE PROCESSED and also retains the right to modify these market timing policies at any time without prior notice to shareholders.

The rights of shareholders to redeem shares of a Fund are not affected by any of these limits. However, certain Funds impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 60 days of their purchase. Please refer to the section ABOUT YOUR INVESTMENT -- INFORMATION FOR
INVESTORS -- REDEMPTION FEES in the prospectus for your Fund to determine if a redemption fee might be applicable to your shares.

For these purposes, a "round trip" is a purchase by any means into a Fund followed by a redemption, of any amount, by any means out of the same Fund. Under this definition, an exchange into a Fund followed by an exchange out of the same Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Systematic Investment Plan, Automatic Withdrawal Plan, Automatic Exchange Feature or similar automated plans generally are not subject to the two round trip limit. The two round trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Columbia Funds. However, there can be no assurance that these policies and procedures, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. Columbia Funds typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Columbia Funds practices discussed above. Consequently, there is the risk that Columbia Funds may not be able to do anything in response to market timing that occurs in a Fund which may result in certain shareholders being able to market time a Fund while the shareholders in that Fund bear the burden of such activities.

Columbia Funds seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither Columbia Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or transfers.

                   Ways to buy, sell
                      or exchange        How much you can buy, sell or exchange              Other things to know
                  -------------------    ---------------------------------------    ---------------------------------------
Buying shares     In a lump sum          MINIMUM INITIAL INVESTMENT:                There is no limit to the amount you can
                                         - $1,000 for regular accounts              invest in Class A shares. You can
                                         - no minimum for certain fee-based         invest up to $50,000 in Class B shares.
                                           accounts                                 Class C share purchases are limited to
                                         MINIMUM ADDITIONAL INVESTMENT:             $1 million.
                                         - $50 for all accounts

                  Using our              minimum initial investment:                You can buy shares any day of the month
                  Systematic             - $50                                      on a monthly, quarterly or semi-annual
                  Investment Plan        minimum additional investment:             schedule.
                                         - $50

Selling shares    In a lump sum          - shares sold by check via the             A Fund will generally send proceeds
                                         telephone or through the internet are      from the sale to you within seven days
                                           limited to an aggregate of $100,000      (usually on the next business day after
                                           in a 30-day period if you qualify for    your request is received in "good
                                           telephone or internet orders             form"). However, if you purchased your
                                         - other restrictions may apply to          shares by check, a Fund may delay
                                           withdrawals from retirement plan         sending the proceeds from the sale of
                                           accounts                                 your shares for up to 10 days after
                                                                                    your purchase to protect against checks
                                                                                    that are returned.

                  Using our Automatic    - no minimum per withdrawal                Your account balance must be at least
                  Withdrawal Plan        - $5,000 requirement waived for certain    $5,000 to set up the plan. You can make
                                         fee based accounts                         withdrawals any day of the month on a
                                                                                    monthly, quarterly or semi-annual
                                                                                    basis. We'll send your money by check
                                                                                    or deposit it directly to your bank
                                                                                    account. No CDSC is deducted if you
                                                                                    withdraw 12% or less of the value of
                                                                                    your shares in a given class in a year.

Exchanging        In a lump sum          - new account minimums apply to            You can generally exchange your Class
  shares                                   exchanges                                A, Class B or Class C shares for Class
                                                                                    A, Class B or Class C shares,
                                                                                    respectively, of any other Fund
                                                                                    distributed by the Distributor. Some
                                                                                    exceptions apply.
                                                                                    You generally won't pay a front-end
                                                                                    sales charge or CDSC on the shares
                                                                                    you're exchanging. An exchange
                                                                                    generally will incur a sales charge if
                                                                                    the original purchase was not assessed
                                                                                    a sales charge. Redemption fees may
                                                                                    apply.

                  Using our Automatic    - minimum $100 per exchange                You can make exchanges any day of the
                  Exchange Feature                                                  month.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on a Fund's net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN A FUND

The value of a Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in a Fund. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. For example, securities which may be subject to fair valuation include, but are not limited to: (1) restricted securities for which a pricing service is unable to provide a market price; (2) securities whose trading has been formally suspended; (3) debt securities that have gone into default and for which there is no current market quotation; and
(4) a security whose market price is not available from a pre-established pricing service. In addition, the Funds may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which a Fund's share price is calculated. Foreign exchanges typically close before the time as of which Fund share prices are calculated, and may be closed altogether on some days a Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when a Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Columbia Funds has retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international equity securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by a Fund could change on days when Fund shares cannot be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders to buy, sell or exchange shares may be delivered to the Transfer Agent by telephone, in writing or through the internet. For more information on account and trading restrictions and special sign-up procedures for internet transactions, please call us at 1.800.345.6611. The Transfer Agent has procedures in place to authenticate electronic instructions. You will be asked to accept the terms of an online agreement and utilize a password for internet services.

Orders received in good order by the Fund, Distributor, Transfer Agent or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. We will not be liable for following telephone instructions that we reasonably believe are genuine.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Class A shares at the offering price per share. You buy Class B and Class C shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we reserve the right to cancel your order. We'll return any payment received for orders that have been cancelled.

        - Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We don't issue certificates.

      MINIMUM INITIAL INVESTMENT



      The minimum initial amount of Class A, Class B and Class C shares you can buy is usually $1,000.

      If you're buying Class A, Class B or Class C shares through one of the following accounts or plans, the minimum initial amount you can buy is:

        - $50 using our Systematic Investment Plan.

        - $25 for traditional and Roth IRAs and Coverdell Education Savings Accounts.

        - There is no minimum for accounts set up some fee-based investment advisers or financial planners, including wrap fee accounts, other managed accounts and certain retirement plans.

      MINIMUM ADDITIONAL INVESTMENT



      You can make additional purchases of $50.

SYSTEMATIC INVESTMENT PLAN
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - You can buy shares any day of the month on a monthly, quarterly or semi-annual basis.

  - Some exceptions may apply to employees of Bank of America and its affiliates. For details, please contact your investment professional.

--------------------------------------------------------------------------------

"GOOD FORM" MEANS THAT THE MONEY USED TO PURCHASE YOUR SHARES IS FULLY COLLECTED. WHEN SELLING SHARES BY LETTER OF INSTRUCTION, "GOOD FORM" ALSO MEANS
(I) YOUR LETTER HAS COMPLETE INSTRUCTIONS, THE PROPER SIGNATURES AND MEDALLION SIGNATURE GUARANTEES AND (II) ANY OTHER REQUIRED DOCUMENTS ARE ATTACHED. FOR ADDITIONAL DOCUMENTS REQUIRED FOR SALES BY CORPORATIONS, AGENTS, FIDUCIARIES, SURVIVING JOINT OWNERS AND OTHER LEGAL ENTITIES PLEASE CALL 1.800.345.6611. NO INTEREST WILL BE PAID ON UNCASHED REDEMPTION CHECKS.

--------------------------------------------------------------------------------



(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - We'll deduct any CDSC from the amount you're selling and send you the balance.

        - If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after the Fund, Distributor, Transfer Agent or their agents receive your order in good form. Your selling agent is responsible for depositing the sale proceeds to your account on time.
        - For shares sold by Fedwire there is generally a $500 minimum transaction amount and a fee of $7.50. The receiving bank may charge additional fees.

        - If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Fund receives your order.

        - You can sell up to an aggregate of $100,000 of shares by check via the telephone or though the internet in a 30-day period if you qualify for telephone or internet orders.

        - If you paid for your shares by check, we'll hold the sale proceeds when you sell those shares for at least 10 days after the trade date of the purchase.

--------------------------------------------------------------------------------




 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------


        - If you hold any shares in certificate form, you will not be able to sell those shares until you have returned the certificates to the Transfer Agent.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), or your account may be subject to an annual fee of $10. The Transfer Agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty.

        - if your selling agent tells us to sell your shares under arrangements made between the selling agent and you.

        - under certain other circumstances allowed under the 1940 Act.

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw funds any day of the month on a monthly, quarterly or semi-annual basis. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - Your account balance must be at least $5,000 to set up the plan. Certain fee based accounts are not subject to the $5,000 requirements.

  - If you set up the plan after you've opened your account, your signature must be Medallion Guaranteed.

  - You won't pay a CDSC on Class A, Class B or Class C shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

  - We'll send you a check or deposit the money directly to your bank account.

  - You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------



(EXCHANGING SHARES GRAPHIC)         EXCHANGING SHARES

      You can generally sell shares of a Fund to buy shares of another Fund distributed by the Distributor. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - A sales charge may apply when exchanging from a Money Market Fund to a Fund with a front-end sales charge.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until the Transfer Agent has received the certificate and deposited the shares to your account.

      You may exchange your shares for shares of the same share class (and in some cases, certain other classes) of another Fund distributed by the Distributor, at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original Fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or loss for tax purposes. The Fund may terminate your exchange privilege if the Advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See SHORT TERM TRADING ACTIVITY AND MARKET TIMING. To exchange by telephone, call 1.800.345.6611. Please have your account and taxpayer identification numbers available when calling.

      EXCHANGING CLASS A SHARES



      You can generally exchange Class A shares of a Fund for Class A shares of any other Fund distributed by the Distributor. Some exceptions apply.

      Here are some rules for exchanging Class A shares:

        - You won't pay a front-end sales charge on the shares of the Fund you're exchanging (unless your initial purchase of Class A share was of a Columbia Money Market Fund).

        - You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until when you sold the shares you received from the exchange.

      EXCHANGING CLASS B SHARES



      You can generally exchange Class B shares of a Fund for Class B shares of any other Columbia Fund distributed by the Distributor. Some exceptions apply.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

      EXCHANGING CLASS C SHARES



      You can generally exchange Class C shares of a Fund for Class C shares of any other Columbia Fund distributed by the Distributor. Some exceptions apply.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

AUTOMATIC EXCHANGE FEATURE
The Automatic Exchange Feature lets you exchange $100 or more of Class A, Class B or Class C shares any day of the month. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to the Transfer Agent in writing or call 1.800.345.6611.

  - If you set up your plan to exchange more than $100,000 you must have your signature Medallion Guaranteed.

  - You can choose to have us transfer your money on any day of the month.

  - The rules for making exchanges apply to automatic exchanges.

How selling and servicing agents are paid
(PERCENT GRAPHIC)

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

--------------------------------------------------------------------------------


Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

COMMISSIONS


CLASS A SHARES

Your selling and/or servicing agent may receive an up-front commission from the Distributor when you buy Class A shares of a Fund, in accordance with the following table:

                                                               COMMISSION
                                                             (AS A % OF THE
                                                             NET ASSET VALUE
AMOUNT PURCHASED                                               PER SHARE)
----------------                                             ---------------
$1 million to less than $3 million........................        1.00%
$3 million to less than $50 million.......................        0.50%
$50 million or more.......................................        0.25%

For group retirement plans, financial advisors are eligible to receive a 1.00% commission from the Distributor on purchases, including those in amounts less than $1 million, that are coded as commission eligible trades.

Purchase amounts are aggregated among all Columbia Funds for purposes of the above table.

CLASS A, CLASS B AND CLASS C SHARES

Your selling agent may receive an up-front commission (reallowance) when you buy shares of a Fund. The amount of this commission depends on which share class you choose:

  - up to 4.25% of the offering price per share of Class A shares. The commission is paid from the sales charge we deduct when you buy your shares

  - up to 4.00% of the net asset value per share of Class B shares. The commission is not deducted from your purchase -- we pay your selling agent directly

  - up to 1.00% of the net asset value per share of Class C shares. The commission is not deducted from your purchase -- we pay your selling agent directly

If you buy Class B or Class C shares you will be subject to higher distribution (12b-1) and shareholder servicing fees and may be subject to a CDSC when you sell your shares.

--------------------------------------------------------------------------------

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 UNDER THE 1940 ACT.

YOUR SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------


DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES

The Distributor and selling and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder and servicing plans.

The amount of the fee depends on the class of shares you own:

                              MAXIMUM ANNUAL DISTRIBUTION (12B-1)
                                 AND SHAREHOLDER SERVICING FEES
                          (AS AN ANNUAL % OF AVERAGE DAILY NET ASSETS)
  CLASS A SHARES  0.25% COMBINED DISTRIBUTION (12B-1) AND SHAREHOLDER
                  SERVICING FEE



  CLASS B SHARES  0.75% DISTRIBUTION (12B-1) FEE, 0.25% SHAREHOLDER SERVICING
                  FEE



  CLASS C SHARES  0.75% DISTRIBUTION (12B-1) FEE, 0.25% SHAREHOLDER SERVICING
                  FEE

Fees are calculated daily and paid to the Distributor periodically. Because these fees are paid out of the Funds' assets on an ongoing basis, they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

The Funds pay these fees to the Distributor and/or to eligible selling and servicing agents and financial institutions, including the Adviser or other affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION -- FINANCIAL INTERMEDIARY PAYMENTS

In addition, the Distributor or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor or one of its affiliates. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by the Distributor attributable to that financial intermediary, gross sales of the mutual funds distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the support payments to any one financial intermediary are generally expected to be between 0.02% and 0.10% (between 0.03% and 0.12% in the case of the Columbia Money Market Funds) on an annual basis for payments based on average net assets of the Funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds (other than the Columbia Money Market Funds) attributable to the financial intermediary. The Distributor or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in the Fund.
Payments may also be made to certain financial intermediaries, including other Bank of America affiliates, that provide investor services to retirement plans and other investment programs to compensate financial intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.30% of the total Fund assets in the program on an annual basis. The Board has authorized the Funds to reimburse the Transfer Agent for amounts paid to financial intermediaries that maintain assets in omnibus accounts, subject to an annual cap of 0.11% of net assets maintained in such accounts. The amounts in excess of that reimbursed by a Fund will be borne by the Distributor or its affiliates.

The Distributor or its affiliates may make other payments or allow promotional incentives to financial intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

Amounts paid by the Distributor or its affiliates are paid out of the Distributor's or its affiliates' own revenue and do not increase the amount paid by you or your Fund. You can find further details about the payments made by the Distributor or its affiliates and the services provided by financial intermediaries as well as a list of the financial intermediaries to which the Distributor or its affiliates has agreed to make marketing support payments in the SAI, which can be obtained at www.columbiafunds.com or by calling
1.800.345.6611. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from the Distributor and its affiliates and any services it provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular Fund or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.

Distributions and taxes
(TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS


A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, the gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain, if any, to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares and is called a distribution.

All of the Funds distribute any net realized capital gain at least once a year. The Funds normally declare distributions of net investment income daily and pay them monthly. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily distribution Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Funds) or trade date (all other Funds), and net realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover or by calling us at
1.800.345.6611. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the same Fund.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Fund shares shortly before the Fund makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which may be subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the realized gain. This distribution is subject to tax. The Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT


Distributions that come from a Fund's tax-exempt interest income generally are free from federal income tax. These distributions are generally not subject to state individual income tax if a Fund primarily invests in securities from that state or its subdivisions. For example, you generally won't be subject to California state individual income tax on distributions that come from Columbia California Municipal Bond Fund's investments in California state and local municipal obligations. You may, however, be subject to other state and local taxes on these distributions. A portion of these distributions may also be subject to alternative minimum taxes. Texas doesn't impose state income tax.

Any distributions that come from taxable income or net realized capital gain are generally subject to tax. Distributions that come from any taxable interest income and net realized short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of net long-term capital gain, if any, generally are taxable to you as long-term capital gain. An individual's net long-term capital gain is taxed at a maximum 15% rate of tax. A Fund's long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund's sales and exchanges. Absent further legislation, those reduced rates of tax will expire after December 31, 2010.

No other Fund distributions are expected to qualify for reduced taxation under the Internal Revenue Code. Corporate shareholders generally will not be able to deduct any distributions from a Fund when determining their taxable income.

In general, any taxable distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and your federal tax status. Foreign, state and local taxes may also apply to distributions.

WITHHOLDING TAX


We're required by federal law to withhold tax on any taxable distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you're otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied as a credit against your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES


Your redemptions (including redemptions paid in securities) and exchanges of Fund shares usually will result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held such Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

Legal matters

On February 9, 2005, the Adviser and Distributor entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, the Adviser and Distributor have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. The Adviser and Distributor are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Columbia Funds Series Trust (formerly known as Nations Funds Trust), its Board of Trustees, Bank of America Corporation and certain of its affiliates, including the Adviser and Distributor (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and other cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Funds Series Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds Series Trust against BAC and others that asserts claims under the federal securities laws and state common law. Columbia Funds Series Trust is a nominal defendant in this action.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of these actions. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Columbia Funds shareholders and/or the Columbia Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for preliminary approval.

Separately, several putative class actions have been filed against Columbia Funds Series Trust, Bank of America Corporation and certain of its affiliates, and others, in various federal courts relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. (George Siepel, et al. v. Bank of America, Columbia Funds Series Trust, et al., instituted December 28, 2005, U.S. District Court, E.D. Mo.; Luleff v. Bank of America, Columbia Funds Series Trust, William Carmichael, et al., instituted February 22, 2006, U.S. District Court, S.D. NY.) The suits allege various claims including state law claims for breach of fiduciary duty, breach of contract, unjust enrichment and violations of federal securities laws and seek damages and other remedies.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights tables are designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the Funds' financial statements, is included in the Funds' annual report. The independent registered public accounting firm's report and the Funds' financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                 YEAR ENDED                YEAR ENDED                YEAR ENDED
  CLASS A SHARES*                                 03/31/06                  03/31/05                  03/31/04
  OPERATING PERFORMANCE:
  Net asset value, beginning of period             $9.63                     $10.01                    $10.02
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)(a)                   0.31                      0.30                      0.32
  Net realized and unrealized gain/(loss)
    on investments                                 (0.08)                    (0.27)                     0.05
  Net increase/(decrease) in net asset
    value from operations                           0.23                      0.03                      0.37
  LESS DISTRIBUTIONS:
  Dividends from net investment income             (0.32)                    (0.30)                    (0.32)
  Distributions from net realized gains            (0.05)                    (0.11)                    (0.06)
  Total dividends and distributions                (0.37)                    (0.41)                    (0.38)
  Net asset value, end of period                   $9.49                     $9.63                     $10.01
  TOTAL RETURN++#                                  2.37%                     0.34%                     3.72%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)             $7,145                    $5,427                   $10,151
  Ratio of operating expenses to average
    net assets(b)                                 0.75%(c)                   0.75%                     0.75%
  Ratio of net investment income to
    average net assets                            3.30%(c)                   3.10%                     3.15%
  Portfolio turnover rate                           35%                       26%                       12%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.93%(c)                   1.03%                     0.99%

                                                 PERIOD ENDED
  CLASS A SHARES*                                  03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of period              $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)(a)                    0.18
  Net realized and unrealized gain/(loss)
    on investments                                   0.09
  Net increase/(decrease) in net asset
    value from operations                            0.27
  LESS DISTRIBUTIONS:
  Dividends from net investment income              (0.18)
  Distributions from net realized gains             (0.07)
  Total dividends and distributions                 (0.25)
  Net asset value, end of period                    $10.02
  TOTAL RETURN++#                                   1.42%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)              $7,884
  Ratio of operating expenses to average
    net assets(b)                                   0.75%+
  Ratio of net investment income to
    average net assets                              3.36%+
  Portfolio turnover rate                            19%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                          1.02%+

* Columbia California Intermediate Municipal Bond Fund Class A shares commenced operations on September 9, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# If the Fund's investment adviser had not reimbursed a portion of expenses, total return would have been reduced.
(a) Per share net investment income/(loss) has been calculated using the monthly average shares method.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                 YEAR ENDED                YEAR ENDED                YEAR ENDED
  CLASS B SHARES*                                 03/31/06                  03/31/05                  03/31/04
  OPERATING PERFORMANCE:
  Net asset value, beginning of period             $9.62                     $10.00                    $10.01
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)(a)                   0.24                      0.23                      0.24
  Net realized and unrealized gain/(loss)
    on investments                                 (0.08)                    (0.27)                     0.05
  Net increase/(decrease) in net asset
    value from operations                           0.16                     (0.04)                     0.29
  LESS DISTRIBUTIONS:
  Dividends from net investment income             (0.25)                    (0.23)                    (0.24)
  Distributions from net realized gains            (0.05)                    (0.11)                    (0.06)
  Total dividends and distributions                (0.30)                    (0.34)                    (0.30)
  Net asset value, end of period                   $9.48                     $9.62                     $10.00
  TOTAL RETURN++#                                  1.61%                    (0.41)%                    2.95%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)             $1,258                    $1,163                    $1,281
  Ratio of operating expenses to average
    net assets(b)                                 1.50%(c)                   1.50%                     1.50%
  Ratio of net investment income to
    average net assets                            2.55%(c)                   2.33%                     2.40%
  Portfolio turnover rate                           35%                       26%                       12%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.68%(c)                   1.78%                     1.74%

                                                 PERIOD ENDED
  CLASS B SHARES*                                  03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of period              $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)(a)                    0.15
  Net realized and unrealized gain/(loss)
    on investments                                   0.08
  Net increase/(decrease) in net asset
    value from operations                            0.23
  LESS DISTRIBUTIONS:
  Dividends from net investment income              (0.15)
  Distributions from net realized gains             (0.07)
  Total dividends and distributions                 (0.22)
  Net asset value, end of period                    $10.01
  TOTAL RETURN++#                                   1.91%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)               $945
  Ratio of operating expenses to average
    net assets(b)                                   1.50%+
  Ratio of net investment income to
    average net assets                              2.61%+
  Portfolio turnover rate                            19%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                          1.77%+

* Columbia California Intermediate Municipal Bond Fund Class B shares commenced operations on August 29, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# If the Fund's investment adviser had not reimbursed a portion of expenses, total return would have been reduced.
(a) Per share net investment income/(loss) has been calculated using the monthly average shares method.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                 YEAR ENDED                YEAR ENDED                YEAR ENDED
  CLASS C SHARES*                                 03/31/06                  03/31/05                  03/31/04
  OPERATING PERFORMANCE:
  Net asset value, beginning of period             $9.63                     $10.01                    $10.02
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)(a)                   0.25                      0.23                      0.24
  Net realized and unrealized gain/(loss)
    on investments                                 (0.09)                    (0.27)                     0.05
  Net increase/(decrease) in net asset
    value from operations                           0.16                     (0.04)                     0.29
  LESS DISTRIBUTIONS:
  Dividends from net investment income             (0.25)                    (0.23)                    (0.24)
  Distributions from net realized gains            (0.05)                    (0.11)                    (0.06)
  Total dividends and distributions                (0.30)                    (0.34)                    (0.30)
  Net asset value, end of period                   $9.49                     $9.63                     $10.01
  TOTAL RETURN++#                                  1.61%                    (0.40)%                    2.95%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)             $1,339                    $2,797                    $4,075
  Ratio of operating expenses to average
    net assets(b)                                 1.50%(c)                   1.50%                     1.50%
  Ratio of net investment income/(loss)
    to average net assets                         2.55%(c)                   2.33%                     2.40%
  Portfolio turnover rate                           35%                       26%                       12%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.68%(c)                   1.78%                     1.74%

                                                 PERIOD ENDED
  CLASS C SHARES*                                  03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of period              $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)(a)                    0.14
  Net realized and unrealized gain/(loss)
    on investments                                   0.09
  Net increase/(decrease) in net asset
    value from operations                            0.23
  LESS DISTRIBUTIONS:
  Dividends from net investment income              (0.14)
  Distributions from net realized gains             (0.07)
  Total dividends and distributions                 (0.21)
  Net asset value, end of period                    $10.02
  TOTAL RETURN++#                                   0.96%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)              $3,017
  Ratio of operating expenses to average
    net assets(b)                                   1.50%+
  Ratio of net investment income/(loss)
    to average net assets                           2.61%+
  Portfolio turnover rate                            19%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                          1.77%+

* Columbia California Intermediate Municipal Bond Fund Class C shares commenced operations on September 11, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# If the Fund's investment adviser had not reimbursed a portion of expenses, total return would have been reduced.
(a) Per share net investment income/(loss) has been calculated using the monthly average shares method.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

COLUMBIA FLORIDA INTERMEDIATE
MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.46               $10.86               $10.80               $10.54
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.37                 0.35                 0.38                 0.43
  Net realized and unrealized gain/(loss)
    on investments                              (0.13)               (0.37)                0.06                 0.26
  Net increase/(decrease) in net asset
    value from operations                        0.24                (0.02)                0.44                 0.69
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.36)               (0.35)               (0.38)               (0.43)
  Distributions from net realized gains         (0.03)               (0.03)                 --                   --
  Total dividends and distributions             (0.39)               (0.38)               (0.38)               (0.43)
  Net asset value, end of year                  $10.31               $10.46               $10.86               $10.80
  TOTAL RETURN++(A)                              2.30%               (0.18)%               4.17%                6.68%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $46,351              $16,980              $18,854              $18,358
  Ratio of operating expenses to average
    net assets(b)                              0.75%(c)               0.75%                0.75%                0.75%
  Ratio of net investment income/(loss)
    to average net assets                      3.48%(c)               3.32%                3.53%                4.04%
  Portfolio turnover rate                         13%                  5%                   25%                  20%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.89%(c)               0.97%                0.96%                0.97%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.69
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.47
  Net realized and unrealized gain/(loss)
    on investments                               (0.15)
  Net increase/(decrease) in net asset
    value from operations                         0.32
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.47)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.47)
  Net asset value, end of year                   $10.54
  TOTAL RETURN++(A)                               3.03%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $8,530
  Ratio of operating expenses to average
    net assets(b)                                 0.75%
  Ratio of net investment income/(loss)
    to average net assets                         4.40%
  Portfolio turnover rate                          15%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.98%

* Effective April 1, 2001, Columbia Florida Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class A shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.36% to 4.40%.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) If the Fund's investment advisor and/or distributor had not reimbursed a portion of expenses, total return would have been reduced.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

COLUMBIA FLORIDA INTERMEDIATE
MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.47               $10.87               $10.81               $10.55
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.29                 0.27                 0.30                 0.35
  Net realized and unrealized gain/(loss)
    on investments                              (0.13)               (0.37)                0.06                 0.26
  Net increase/(decrease) in net asset
    value from operations                        0.16                (0.10)                0.36                 0.61
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.28)               (0.27)               (0.30)               (0.35)
  Distributions from net realized gains         (0.03)               (0.03)                 --                   --
  Total dividends and distributions             (0.31)               (0.30)               (0.30)               (0.35)
  Net asset value, end of year                  $10.32               $10.47               $10.87               $10.81
  TOTAL RETURN++(A)                              1.54%               (0.92)%               3.39%                5.87%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $8,222               $6,764               $8,885               $9,700
  Ratio of operating expenses to average
    net assets(b)                              1.50%(c)               1.50%                1.50%                1.50%
  Ratio of net investment income/(loss)
    to average net assets                      2.73%(c)               2.57%                2.78%                3.29%
  Portfolio turnover rate                         13%                  5%                   25%                  20%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.64%(c)               1.72%                1.71%                1.72%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.70
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.39
  Net realized and unrealized gain/(loss)
    on investments                               (0.15)
  Net increase/(decrease) in net asset
    value from operations                         0.24
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.39)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.39)
  Net asset value, end of year                   $10.55
  TOTAL RETURN++(A)                               2.26%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $5,700
  Ratio of operating expenses to average
    net assets(b)                                 1.50%
  Ratio of net investment income/(loss)
    to average net assets                         3.65%
  Portfolio turnover rate                          15%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.73%

* Effective April 1, 2001, Columbia Florida Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class B shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.61% to 3.65%.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) If the Fund's investment advisor and/or distributor had not reimbursed a portion of expenses, total return would have been reduced.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

COLUMBIA FLORIDA INTERMEDIATE
MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.48               $10.88               $10.82               $10.56
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.29                 0.27                 0.30                 0.35
  Net realized and unrealized gain/(loss)
    on investments                              (0.12)               (0.37)                0.06                 0.26
  Net increase/(decrease) in net asset
    value from operations                        0.17                (0.10)                0.36                 0.61
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.29)               (0.27)               (0.30)               (0.35)
  Distributions from net realized gains         (0.03)               (0.03)                 --                   --
  Total dividends and distributions             (0.32)               (0.30)               (0.30)               (0.35)
  Net asset value, end of year                  $10.33               $10.48               $10.88               $10.82
  TOTAL RETURN++(A)                              1.57%               (0.92)%               3.38%                5.85%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $6,708               $8,243               $10,246              $9,160
  Ratio of operating expenses to average
    net assets(b)                              1.45%(c)               1.50%                1.50%                1.50%
  Ratio of net investment income/(loss)
    to average net assets                      2.73%(c)               2.57%                2.78%                3.29%
  Portfolio turnover rate                         13%                  5%                   25%                  20%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.64%(c)               1.72%                1.71%                1.72%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.72
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.31
  Net realized and unrealized gain/(loss)
    on investments                               (0.08)
  Net increase/(decrease) in net asset
    value from operations                         0.23
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.39)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.39)
  Net asset value, end of year                   $10.56
  TOTAL RETURN++(A)                               2.12%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $2,116
  Ratio of operating expenses to average
    net assets(b)                                 1.50%
  Ratio of net investment income/(loss)
    to average net assets                         3.65%
  Portfolio turnover rate                          15%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.73%

* Effective April 1, 2001, Columbia Florida Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class C shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.61% to 3.65%.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) If the Fund's investment advisor and/or distributor had not reimbursed a portion of expenses, total return would have been reduced.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

COLUMBIA GEORGIA INTERMEDIATE
MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.66               $10.98               $10.92               $10.69
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.40                 0.41                 0.42                 0.46
  Net realized and unrealized gain/(loss)
    on investments                              (0.15)               (0.32)                0.06                 0.23
  Net increase/(decrease) in net asset
    value from operations                        0.25                 0.09                 0.48                 0.69
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.40)               (0.41)               (0.42)               (0.46)
  Distributions from net realized gains           --                   --                   --                   --
  Total dividends and distributions             (0.40)               (0.41)               (0.42)               (0.46)
  Net asset value, end of year                  $10.51               $10.66               $10.98               $10.92
  TOTAL RETURN++(A)                              2.38%                0.80%                4.47%                6.54%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $17,913              $21,415              $21,887              $18,979
  Ratio of operating expenses to average
    net assets(b)                              0.75%(c)               0.75%                0.75%                0.75%
  Ratio of net investment income/(loss)
    to average net assets                      3.79%(c)               3.76%                3.83%                4.22%
  Portfolio turnover rate                         12%                  8%                   11%                  15%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.94%(c)               1.00%                0.98%                0.98%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.82
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.48
  Net realized and unrealized gain/(loss)
    on investments                               (0.13)
  Net increase/(decrease) in net asset
    value from operations                         0.35
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.48)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.48)
  Net asset value, end of year                   $10.69
  TOTAL RETURN++(A)                               3.24%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $12,791
  Ratio of operating expenses to average
    net assets(b)                                 0.75%
  Ratio of net investment income/(loss)
    to average net assets                         4.40%
  Portfolio turnover rate                          6%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.01%

* Effective April 1, 2001, Columbia Georgia Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class A shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.36% to 4.40%.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) If the Fund's investment adviser had not reimbursed a portion of expenses, total return would have been reduced.
(b) The effect of interest expense on the operating ratio was less than 0.01%.
(c) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

COLUMBIA GEORGIA INTERMEDIATE
MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.67               $10.99               $10.92               $10.69
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.32                 0.32                 0.34                 0.39
  Net realized and unrealized gain/(loss)
    on investments                              (0.15)               (0.32)                0.07                 0.22
  Net increase/(decrease) in net asset
    value from operations                        0.17                 0.00                 0.41                 0.61
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.32)               (0.32)               (0.34)               (0.38)
  Distributions from net realized gains           --                   --                   --                   --
  Total dividends and distributions             (0.32)               (0.32)               (0.34)               (0.38)
  Net asset value, end of year                  $10.52               $10.67               $10.99               $10.92
  TOTAL RETURN++(A)                              1.62%                0.05%                3.79%                5.76%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $2,581               $6,662               $7,462               $9,135
  Ratio of operating expenses to average
    net assets(b)                              1.50%(c)               1.50%                1.50%                1.50%
  Ratio of net investment income/(loss)
    to average net assets                      3.04%(c)               3.01%                3.08%                3.47%
  Portfolio turnover rate                         12%                  8%                   11%                  15%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.69%(c)               1.75%                1.73%                1.73%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.82
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.39
  Net realized and unrealized gain/(loss)
    on investments                               (0.12)
  Net increase/(decrease) in net asset
    value from operations                         0.27
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.40)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.40)
  Net asset value, end of year                   $10.69
  TOTAL RETURN++(A)                               2.47%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $6,865
  Ratio of operating expenses to average
    net assets(b)                                 1.50%
  Ratio of net investment income/(loss)
    to average net assets                         3.65%
  Portfolio turnover rate                          6%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.76%

* Effective April 1, 2001, Columbia Georgia Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class B shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.61% to 3.65%.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares methods.
(a) If the Fund's investment adviser had not reimbursed a portion of expenses, total return would have been reduced.
(b) The effect of interest expense on the operating ratio was less than 0.01%.
(c) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

COLUMBIA GEORGIA INTERMEDIATE
MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.66               $10.98               $10.92               $10.69
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.32                 0.33                 0.34                 0.37
  Net realized and unrealized gain/(loss)
    on investments                              (0.15)               (0.33)                0.06                 0.24
  Net increase/(decrease) in net asset
    value from operations                        0.17                  --                  0.40                 0.61
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.32)               (0.32)               (0.34)               (0.38)
  Distributions from net realized gains           --                   --                   --                   --
  Total dividends and distributions             (0.32)               (0.32)               (0.34)               (0.38)
  Net asset value, end of year                  $10.51               $10.66               $10.98               $10.92
  TOTAL RETURN++(A)                              1.62%                0.05%                3.69%                5.74%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $2,189               $3,254               $4,769               $5,190
  Ratio of operating expenses to average
    net assets(b)                              1.50%(c)               1.50%                1.50%                1.50%
  Ratio of net investment income/(loss)
    to average net assets                      3.04%(c)               3.01%                3.08%                3.47%
  Portfolio turnover rate                         12%                  8%                   11%                  15%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.69%(c)               1.75%                1.73%                1.73%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.82
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.39
  Net realized and unrealized gain/(loss)
    on investments                               (0.12)
  Net increase/(decrease) in net asset
    value from operations                         0.27
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.40)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.40)
  Net asset value, end of year                   $10.69
  TOTAL RETURN++(A)                               2.46%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $1,400
  Ratio of operating expenses to average
    net assets(b)                                 1.50%
  Ratio of net investment income/(loss)
    to average net assets                         3.65%
  Portfolio turnover rate                          6%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.76%

* Effective April 1, 2001, Columbia Georgia Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class C shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.61% to 3.65%.
++Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) If the Fund's investment adviser had not reimbursed a portion of expenses, total return would have been reduced.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

COLUMBIA MARYLAND INTERMEDIATE
MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.78               $11.22               $11.22               $10.84
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.39                 0.39                 0.41                 0.44
  Net realized and unrealized gain/(loss)
    on investments                              (0.22)               (0.44)                --##                 0.38
  Net increase/(decrease) in net asset
    value from operations                        0.17                (0.05)                0.41                 0.82
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.38)               (0.39)               (0.41)               (0.44)
  Distributions from net realized gains           --                   --                   --                   --
  Total dividends and distributions             (0.38)               (0.39)               (0.41)               (0.44)
  Net asset value, end of year                  $10.57               $10.78               $11.22               $11.22
  TOTAL RETURN++(A)                              1.59%               (0.43)%               3.70%                7.69%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $28,877              $30,400              $34,458              $32,174
  Ratio of operating expenses to average
    net assets(b)                              0.75%(c)               0.75%                0.75%                0.75%
  Ratio of net investment income/(loss)
    to average net assets                      3.59%(c)               3.54%                3.64%                3.97%
  Portfolio turnover rate                         24%                  2%                   19%                  15%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.91%(c)               0.98%                0.97%                0.97%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $11.01
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.47
  Net realized and unrealized gain/(loss)
    on investments                               (0.17)
  Net increase/(decrease) in net asset
    value from operations                         0.30
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.47)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.47)
  Net asset value, end of year                   $10.84
  TOTAL RETURN++(A)                               2.76%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $20,760
  Ratio of operating expenses to average
    net assets(b)                                 0.75%
  Ratio of net investment income/(loss)
    to average net assets                         4.29%
  Portfolio turnover rate                          16%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.99%

* Effective April 1, 2001, Columbia Maryland Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class A shares was to increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.24% to 4.29%.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) If the Fund's investment adviser had not reimbursed a portion of expenses, total return would have been reduced.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

COLUMBIA MARYLAND INTERMEDIATE
MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.78               $11.23               $11.22               $10.84
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.30                 0.31                 0.33                 0.37
  Net realized and unrealized gain/(loss)
    on investments                              (0.21)               (0.45)                --##                 0.37
  Net increase/(decrease) in net asset
    value from operations                        0.09                (0.14)                0.33                 0.74
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.30)               (0.31)               (0.32)               (0.36)
  Distributions from net realized gains           --                   --                   --                   --
  Total dividends and distributions             (0.30)               (0.31)               (0.32)               (0.36)
  Net asset value, end of year                  $10.57               $10.78               $11.23               $11.22
  TOTAL RETURN++(A)                              0.83%               (1.26)%               3.02%                6.89%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $7,825               $13,119              $17,955              $20,565
  Ratio of operating expenses to average
    net assets(b)                              1.50%(c)               1.50%                1.50%                1.50%
  Ratio of net investment income/(loss)
    to average net assets                      2.84%(c)               2.79%                2.89%                3.22%
  Portfolio turnover rate                         24%                  2%                   19%                  15%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.66%(c)               1.73%                1.72%                1.72%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $11.01
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.38
  Net realized and unrealized gain/(loss)
    on investments                               (0.16)
  Net increase/(decrease) in net asset
    value from operations                         0.22
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.39)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.39)
  Net asset value, end of year                   $10.84
  TOTAL RETURN++(A)                               1.99%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $6,318
  Ratio of operating expenses to average
    net assets(b)                                 1.50%
  Ratio of net investment income/(loss)
    to average net assets                         3.54%
  Portfolio turnover rate                          16%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.74%

* Effective April 1, 2001, Columbia Maryland Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class B shares was to increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.49% to 3.54%.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) If the Fund's investment adviser had not reimbursed a portion of expenses, total return would have been reduced.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

COLUMBIA MARYLAND INTERMEDIATE
MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.78               $11.23               $11.22               $10.84
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.30                 0.31                 0.33                 0.36
  Net realized and unrealized gain/(loss)
    on investments                              (0.21)               (0.45)                --##                 0.38
  Net increase/(decrease) in net asset
    value from operations                        0.09                (0.14)                0.33                 0.74
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.30)               (0.31)               (0.32)               (0.36)
  Distributions from net realized gains           --                   --                   --                   --
  Total dividends and distributions             (0.30)               (0.31)               (0.32)               (0.36)
  Net asset value, end of year                  $10.57               $10.78               $11.23               $11.22
  TOTAL RETURN++(A)                              0.83%               (1.26)%               3.02%                6.88%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $1,979               $2,628               $2,825               $2,776
  Ratio of operating expenses to average
    net assets(b)                              1.50%(c)               1.50%                1.50%                1.50%
  Ratio of net investment income/(loss)
    to average net assets                      2.84%(c)               2.79%                2.89%                3.22%
  Portfolio turnover rate                         24%                  2%                   19%                  15%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.66%(c)               1.73%                1.72%                1.72%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $11.01
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.35
  Net realized and unrealized gain/(loss)
    on investments                               (0.13)
  Net increase/(decrease) in net asset
    value from operations                         0.22
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.39)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.39)
  Net asset value, end of year                   $10.84
  TOTAL RETURN++(A)                               1.98%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $1,454
  Ratio of operating expenses to average
    net assets(b)                                 1.50%
  Ratio of net investment income/(loss)
    to average net assets                         3.54%
  Portfolio turnover rate                          16%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.74%

* Effective April 1, 2001, Columbia Maryland Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class C shares was to increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.49% to 3.54%.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) If the Fund's investment adviser had not reimbursed a portion of expenses, total return would have been reduced.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

COLUMBIA NORTH CAROLINA
INTERMEDIATE MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.56               $10.87               $10.85               $10.44
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.41                 0.41                 0.41                 0.44
  Net realized and unrealized gain/(loss)
    on investments                              (0.16)               (0.31)                0.02                 0.41
  Net increase/(decrease) in net asset
    value from operations                        0.25                 0.10                 0.43                 0.85
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.41)               (0.41)               (0.41)               (0.44)
  Distributions from net realized gains           --                   --                   --                   --
  Total dividends and distributions             (0.41)               (0.41)               (0.41)               (0.44)
  Net asset value, end of year                  $10.40               $10.56               $10.87               $10.85
  TOTAL RETURN++(A)                              2.37%                0.93%                4.03%                8.21%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $19,155              $19,082              $25,608              $23,677
  Ratio of operating expenses to average
    net assets                                 0.75%(b)             0.75%(c)             0.75%(c)               0.75%
  Ratio of net investment income/(loss)
    to average net assets                      3.89%(b)               3.83%                3.77%                4.05%
  Portfolio turnover rate                         16%                  6%                   20%                  9%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.92%(b)               0.98%                0.97%                0.97%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.58
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.46
  Net realized and unrealized gain/(loss)
    on investments                               (0.14)
  Net increase/(decrease) in net asset
    value from operations                         0.32
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.46)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.46)
  Net asset value, end of year                   $10.44
  TOTAL RETURN++(A)                               3.04%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $11,975
  Ratio of operating expenses to average
    net assets                                  0.75%(c)
  Ratio of net investment income/(loss)
    to average net assets                         4.33%
  Portfolio turnover rate                          13%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.99%

* Effective April 1, 2001, Columbia North Carolina Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class A shares was to increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.23% to 4.33%.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) If the Fund's investment adviser had not reimbursed a portion of expenses, total return would have been reduced.
(b) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA NORTH CAROLINA
INTERMEDIATE MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.56               $10.87               $10.85               $10.43
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.33                 0.33                 0.33                 0.36
  Net realized and unrealized gain/(loss)
    on investments                              (0.17)               (0.31)                0.02                 0.42
  Net increase/(decrease) in net asset
    value from operations                        0.16                 0.02                 0.35                 0.78
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.33)               (0.33)               (0.33)               (0.36)
  Distributions from net realized gains           --                   --                   --                   --
  Total dividends and distributions             (0.33)               (0.33)               (0.33)               (0.36)
  Net asset value, end of year                  $10.39               $10.56               $10.87               $10.85
  TOTAL RETURN++(A)                              1.51%                0.18%                3.25%                7.51%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $4,478               $13,403              $16,228              $18,414
  Ratio of operating expenses to average
    net assets                                 1.50%(b)             1.50%(c)             1.50%(c)               1.50%
  Ratio of net investment income/(loss)
    to average net assets                      3.14%(b)               3.08%                3.02%                3.30%
  Portfolio turnover rate                         16%                  6%                   20%                  9%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.67%(b)               1.73%                1.72%                1.72%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.58
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.38
  Net realized and unrealized gain/(loss)
    on investments                               (0.15)
  Net increase/(decrease) in net asset
    value from operations                         0.23
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.38)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.38)
  Net asset value, end of year                   $10.43
  TOTAL RETURN++(A)                               2.17%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $5,917
  Ratio of operating expenses to average
    net assets                                  1.50%(c)
  Ratio of net investment income/(loss)
    to average net assets                         3.58%
  Portfolio turnover rate                          13%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.74%

* Effective April 1, 2001, Columbia North Carolina Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class B shares was to increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.48% to 3.58%.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) If the Fund's investment adviser had not reimbursed a portion of expenses, total return would have been reduced.
(b) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA NORTH CAROLINA
INTERMEDIATE MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.56               $10.87               $10.85               $10.44
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.33                 0.33                 0.33                 0.36
  Net realized and unrealized gain/(loss)
    on investments                              (0.16)               (0.31)                0.02                 0.41
  Net increase/(decrease) in net asset
    value from operations                        0.17                 0.02                 0.35                 0.77
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.33)               (0.33)               (0.33)               (0.36)
  Distributions from net realized gains           --                   --                   --                   --
  Total dividends and distributions             (0.33)               (0.33)               (0.33)               (0.36)
  Net asset value, end of year                  $10.40               $10.56               $10.87               $10.85
  TOTAL RETURN++(A)                              1.60%                0.17%                3.25%                7.40%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $4,650               $4,037               $1,942               $1,585
  Ratio of operating expenses to average
    net assets                                 1.50%(b)             1.50%(c)             1.50%(c)               1.50%
  Ratio of net investment income/(loss)
    to average net assets                      3.14%(b)               3.08%                3.02%                3.30%
  Portfolio turnover rate                         16%                  6%                   20%                  9%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.67%(b)               1.73%                1.72%                1.72%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.58
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.34
  Net realized and unrealized gain/(loss)
    on investments                               (0.10)
  Net increase/(decrease) in net asset
    value from operations                         0.24
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.38)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.38)
  Net asset value, end of year                   $10.44
  TOTAL RETURN++(A)                               2.25%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)              $734
  Ratio of operating expenses to average
    net assets                                  1.50%(c)
  Ratio of net investment income/(loss)
    to average net assets                         3.58%
  Portfolio turnover rate                          13%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.74%

* Effective April 1, 2001, Columbia North Carolina Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class C shares was to increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.48% to 3.58%.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) If the Fund's investment adviser had not reimbursed a portion of expenses, total return would have been reduced.
(b) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA SOUTH CAROLINA
INTERMEDIATE MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.46               $10.79               $10.73               $10.50
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.43                 0.41                 0.42                 0.46
  Net realized and unrealized gain/(loss)
    on investments                              (0.17)               (0.29)                0.14                 0.24
  Net increase/(decrease) in net asset
    value from operations                        0.26                 0.12                 0.56                 0.70
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.40)               (0.41)               (0.42)               (0.47)
  Distributions from net realized gains         (0.07)               (0.04)               (0.08)                --##
  Total dividends and distributions             (0.47)               (0.45)               (0.50)               (0.47)
  Net asset value, end of year                  $10.25               $10.46               $10.79               $10.73
  TOTAL RETURN++(A)                              2.46%                1.11%                5.41%                6.79%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $18,855              $23,303              $27,956              $29,186
  Ratio of operating expenses to average
    net assets(b)                              0.75%(c)               0.75%                0.75%                0.75%
  Ratio of net investment income/(loss)
    to average net assets                      3.78%(c)               3.80%                3.94%                4.39%
  Portfolio turnover rate                         11%                  9%                   15%                  24%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.89%(c)               0.96%                0.96%                0.96%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.64
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.50
  Net realized and unrealized gain/(loss)
    on investments                               (0.14)
  Net increase/(decrease) in net asset
    value from operations                         0.36
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.50)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.50)
  Net asset value, end of year                   $10.50
  TOTAL RETURN++(A)                               3.39%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $17,791
  Ratio of operating expenses to average
    net assets(b)                                 0.75%
  Ratio of net investment income/(loss)
    to average net assets                         4.67%
  Portfolio turnover rate                          8%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.98%

* Effective April 1, 2001, Columbia South Carolina Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class A shares was to increase net investment income per share by $0.02, decrease net realized and unrealized gains or losses per share by $0.02 and increase the ratio of net investment income to average net assets from 4.53% to 4.67%.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the average shares method.
## Amount represents less than $0.01 per share.
(a) If the Fund's investment adviser had not reimbursed a portion of expenses, total return would have been reduced.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

COLUMBIA SOUTH CAROLINA
INTERMEDIATE MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.46               $10.79               $10.73               $10.50
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.34                 0.33                 0.34                 0.40
  Net realized and unrealized gain/(loss)
    on investments                              (0.16)               (0.29)                0.14                 0.22
  Net increase/(decrease) in net asset
    value from operations                        0.18                 0.04                 0.48                 0.62
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.32)               (0.33)               (0.34)               (0.39)
  Distributions from net realized gains         (0.07)               (0.04)               (0.08)                --##
  Total dividends and distributions             (0.39)               (0.37)               (0.42)               (0.39)
  Net asset value, end of year                  $10.25               $10.46               $10.79               $10.73
  TOTAL RETURN++(A)                              1.70%                0.35%                4.62%                6.00%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $4,135               $8,170               $10,524              $11,892
  Ratio of operating expenses to average
    net assets(b)                              1.50%(c)               1.50%                1.50%                1.50%
  Ratio of net investment income/(loss)
    to average net assets                      3.03%(c)               3.06%                3.19%                3.64%
  Portfolio turnover rate                         11%                  9%                   15%                  24%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.64%(c)               1.72%                1.71%                1.71%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.64
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.42
  Net realized and unrealized gain/(loss)
    on investments                               (0.14)
  Net increase/(decrease) in net asset
    value from operations                         0.28
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.42)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.42)
  Net asset value, end of year                   $10.50
  TOTAL RETURN++(A)                               2.62%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $7,797
  Ratio of operating expenses to average
    net assets(b)                                 1.50%
  Ratio of net investment income/(loss)
    to average net assets                         3.92%
  Portfolio turnover rate                          8%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.73%

* Effective April 1, 2001, Columbia South Carolina Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class B shares was to increase net investment income per share by $0.02, decrease net realized and unrealized gains or losses per share by $0.02 and increase the ratio of net investment income to average net assets from 3.78% to 3.92%.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the average shares method.
## Amount represents less than $0.01 per share.
(a) If the Fund's investment adviser had not reimbursed a portion of expenses, total return would have been reduced.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

COLUMBIA SOUTH CAROLINA
INTERMEDIATE MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.47               $10.80               $10.74               $10.51
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.34                 0.33                 0.34                 0.38
  Net realized and unrealized gain/(loss)
    on investments                              (0.16)               (0.29)                0.14                 0.24
  Net increase/(decrease) in net asset
    value from operations                        0.18                 0.04                 0.48                 0.62
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.32)               (0.33)               (0.34)               (0.39)
  Distributions from net realized gains         (0.07)               (0.04)               (0.08)                --##
  Total dividends and distributions             (0.39)               (0.37)               (0.42)               (0.39)
  Net asset value, end of year                  $10.26               $10.47               $10.80               $10.74
  TOTAL RETURN++(A)                              1.70%                0.36%                4.62%                5.98%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $7,060               $7,944               $9,103               $9,997
  Ratio of operating expenses to average
    net assets(b)                              1.50%(c)               1.50%                1.50%                1.50%
  Ratio of net investment income/(loss)
    to average net assets                      3.03%(c)               3.06%                3.19%                3.64%
  Portfolio turnover rate                         11%                  9%                   15%                  24%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.64%(c)               1.72%                1.71%                1.71%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.64
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.41
  Net realized and unrealized gain/(loss)
    on investments                               (0.12)
  Net increase/(decrease) in net asset
    value from operations                         0.29
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.42)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.42)
  Net asset value, end of year                   $10.51
  TOTAL RETURN++(A)                               2.71%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $3,713
  Ratio of operating expenses to average
    net assets(b)                                 1.50%
  Ratio of net investment income/(loss)
    to average net assets                         3.92%
  Portfolio turnover rate                          8%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.73%

* Effective April 1, 2001, Columbia South Carolina Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class C shares increase net investment income per share by $0.02, decrease net realized and unrealized gains or losses per share by $0.02 and increase the ratio of net investment income to average net assets from 3.78% to 3.92%.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the average shares method.
## Amount represents less than $0.01 per share.
(a) If the Fund's investment adviser had not reimbursed a portion of expenses, total return would have been reduced.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

COLUMBIA TEXAS INTERMEDIATE
MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.25               $10.61               $10.50               $10.19
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.38                 0.37                 0.39                 0.45
  Net realized and unrealized gain/(loss)
    on investments                              (0.12)               (0.30)                0.11                 0.31
  Net increase/(decrease) in net asset
    value from operations                        0.26                 0.07                 0.50                 0.76
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.38)               (0.37)               (0.39)               (0.45)
  Distributions from net realized gains         (0.11)               (0.06)                 --                   --
  Total dividends and distributions             (0.49)               (0.43)               (0.39)               (0.45)
  Net asset value, end of year                  $10.02               $10.25               $10.61               $10.50
  TOTAL RETURN++(A)                              2.50%                0.70%                4.83%                7.55%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $7,252               $5,708               $7,277               $8,665
  Ratio of operating expenses to average
    net assets(b)                              0.75%(c)               0.75%                0.75%                0.75%
  Ratio of net investment income/(loss)
    to average net assets                      3.65%(c)               3.55%                3.68%                4.29%
  Portfolio turnover rate                         31%                  15%                  16%                  29%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.88%(c)               0.96%                0.96%                0.96%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.35
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.48
  Net realized and unrealized gain/(loss)
    on investments                               (0.16)
  Net increase/(decrease) in net asset
    value from operations                         0.32
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.48)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.48)
  Net asset value, end of year                   $10.19
  TOTAL RETURN++(A)                               3.10%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $4,813
  Ratio of operating expenses to average
    net assets(b)                                 0.75%
  Ratio of net investment income/(loss)
    to average net assets                         4.62%
  Portfolio turnover rate                          5%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.97%

* Effective April 1, 2001, Columbia Texas Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class A shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.59% to 4.62%.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) If the Fund's investment adviser had not reimbursed a portion of expenses, total return would have been reduced.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

COLUMBIA TEXAS INTERMEDIATE
MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.25               $10.62               $10.51               $10.19
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.29                 0.29                 0.31                 0.37
  Net realized and unrealized gain/(loss)
    on investments                              (0.10)               (0.31)                0.11                 0.32
  Net increase/(decrease) in net asset
    value from operations                        0.19                (0.02)                0.42                 0.69
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.30)               (0.29)               (0.31)               (0.37)
  Distributions from net realized gains         (0.11)               (0.06)                 --                   --
  Total dividends and distributions             (0.41)               (0.35)               (0.31)               (0.37)
  Net asset value, end of year                  $10.03               $10.25               $10.62               $10.51
  TOTAL RETURN++(A)                              1.87%               (0.14)%               4.05%                6.85%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $392                $3,449               $4,393               $5,166
  Ratio of operating expenses to average
    net assets(b)                              1.50%(c)               1.50%                1.50%                1.50%
  Ratio of net investment income/(loss)
    to average net assets                      2.90%(c)               2.80%                2.93%                3.54%
  Portfolio turnover rate                         31%                  15%                  16%                  29%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.63%(c)               1.71%                1.71%                1.71%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.35
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.40
  Net realized and unrealized gain/(loss)
    on investments                               (0.16)
  Net increase/(decrease) in net asset
    value from operations                         0.24
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.40)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.40)
  Net asset value, end of year                   $10.19
  TOTAL RETURN++(A)                               2.33%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $2,021
  Ratio of operating expenses to average
    net assets(b)                                 1.50%
  Ratio of net investment income/(loss)
    to average net assets                         3.87%
  Portfolio turnover rate                          5%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.72%

* Effective April 1, 2001, Columbia Texas Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class B shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.84% to 3.87%.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) If the Fund's investment adviser had not reimbursed a portion of expenses, total return would have been reduced.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

COLUMBIA TEXAS INTERMEDIATE
MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.26               $10.62               $10.50               $10.18
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.29                 0.30                 0.31                 0.37
  Net realized and unrealized gain/(loss)
    on investments                              (0.11)               (0.31)                0.12                 0.32
  Net increase/(decrease) in net asset
    value from operations                        0.18                (0.01)                0.43                 0.69
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.30)               (0.29)               (0.31)               (0.37)
  Distributions from net realized gains         (0.11)               (0.06)                 --                   --
  Total dividends and distributions             (0.41)               (0.35)               (0.31)               (0.37)
  Net asset value, end of year                  $10.03               $10.26               $10.62               $10.50
  TOTAL RETURN++(A)                              1.76%               (0.05)%               4.17%                6.84%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $254                 $362                 $466                  $85
  Ratio of operating expenses to average
    net assets(b)                              1.50%(c)               1.50%                1.50%                1.50%
  Ratio of net investment income/(loss)
    to average net assets                      2.90%(c)               2.80%                2.93%                3.54%
  Portfolio turnover rate                         31%                  15%                  16%                  29%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.63%(c)               1.71%                1.71%                1.71%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.35
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.24
  Net realized and unrealized gain/(loss)
    on investments                               (0.02)
  Net increase/(decrease) in net asset
    value from operations                         0.22
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.39)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.39)
  Net asset value, end of year                   $10.18
  TOTAL RETURN++(A)                               2.16%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)               $58
  Ratio of operating expenses to average
    net assets(b)                                 1.50%
  Ratio of net investment income/(loss)
    to average net assets                         3.87%
  Portfolio turnover rate                          5%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.72%

* Effective April 1, 2001, Columbia Texas Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class C shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.84% to 3.87%.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) If the Fund's investment adviser had not reimbursed a portion of expenses, total return would have been reduced.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

COLUMBIA VIRGINIA INTERMEDIATE
MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.86               $11.21               $11.18               $10.79
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.38                 0.40                 0.43                 0.46
  Net realized and unrealized gain/(loss)
    on investments                              (0.18)               (0.33)                0.03                 0.38
  Net increase/(decrease) in net asset
    value from operations                        0.20                (0.07)                0.46                 0.84
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.38)               (0.40)               (0.43)               (0.45)
  Distributions from net realized gains         (0.01)               (0.02)                --##                  --
  Total dividends and distributions             (0.39)               (0.42)               (0.43)               (0.45)
  Net asset value, end of year                  $10.67               $10.86               $11.21               $11.18
  TOTAL RETURN++(A)                              1.88%                0.69%                4.21%                7.95%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $53,054              $48,476              $57,288              $57,088
  Ratio of operating expenses to average
    net assets(b)                              0.75%(c)               0.75%                0.75%                0.75%
  Ratio of net investment income/(loss)
    to average net assets                      3.54%(c)               3.70%                3.85%                4.11%
  Portfolio turnover rate                         30%                  14%                  17%                  7%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.87%(c)               0.94%                0.95%                0.95%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.92
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.47
  Net realized and unrealized gain/(loss)
    on investments                               (0.13)
  Net increase/(decrease) in net asset
    value from operations                         0.34
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.47)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.47)
  Net asset value, end of year                   $10.79
  TOTAL RETURN++(A)                               3.18%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $45,678
  Ratio of operating expenses to average
    net assets(b)                                 0.75%
  Ratio of net investment income/(loss)
    to average net assets                         4.33%
  Portfolio turnover rate                          10%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.97%

* Effective April 1, 2001, Columbia Virginia intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class A shares was to increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.24% to 4.33%.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) If the Fund's investment adviser had not reimbursed a portion of expenses, total return would have been reduced.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

COLUMBIA VIRGINIA INTERMEDIATE
MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.86               $11.22               $11.18               $10.79
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.30                 0.32                 0.35                 0.37
  Net realized and unrealized gain/(loss)
    on investments                              (0.18)               (0.34)                0.04                 0.39
  Net increase/(decrease) in net asset
    value from operations                        0.12                (0.02)                0.39                 0.76
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.30)               (0.32)               (0.35)               (0.37)
  Distributions from net realized gains         (0.01)               (0.02)                --##                  --
  Total dividends and distributions             (0.31)               (0.34)               (0.35)               (0.37)
  Net asset value, end of year                  $10.67               $10.86               $11.22               $11.18
  TOTAL RETURN++(A)                              1.12%               (0.15)%               3.52%                7.14%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $4,360               $13,563              $15,907              $17,337
  Ratio of operating expenses to average
    net assets(b)                              1.50%(c)               1.50%                1.50%                1.50%
  Ratio of net investment income/(loss)
    to average net assets                      2.79%(c)               2.95%                3.10%                3.36%
  Portfolio turnover rate                         30%                  14%                  17%                  7%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.62%(c)               1.69%                1.70%                1.70%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.92
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.39
  Net realized and unrealized gain/(loss)
    on investments                               (0.13)
  Net increase/(decrease) in net asset
    value from operations                         0.26
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.39)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.39)
  Net asset value, end of year                   $10.79
  TOTAL RETURN++(A)                               2.40%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $8,987
  Ratio of operating expenses to average
    net assets(b)                                 1.50%
  Ratio of net investment income/(loss)
    to average net assets                         3.58%
  Portfolio turnover rate                          10%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.72%

* Effective April 1, 2001, Columbia Virginia Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class B shares was to increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.49% to 3.58%.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) If the Fund's investment adviser had not reimbursed a portion of expenses, total return would have been reduced.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The benefits derived from custody credit and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

COLUMBIA VIRGINIA INTERMEDIATE
MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.86               $11.21               $11.18               $10.79
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.30                 0.32                 0.35                 0.37
  Net realized and unrealized gain/(loss)
    on investments                              (0.18)               (0.33)                0.03                 0.39
  Net increase/(decrease) in net asset
    value from operations                        0.12                (0.01)                0.38                 0.76
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.30)               (0.32)               (0.35)               (0.37)
  Distributions from net realized gains         (0.01)               (0.02)                --##                  --
  Total dividends and distributions             (0.31)               (0.34)               (0.35)               (0.37)
  Net asset value, end of year                  $10.67               $10.86               $11.21               $11.18
  TOTAL RETURN++(A)                              1.12%               (0.06)%               3.43%                7.14%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $1,450               $1,860               $2,303               $1,680
  Ratio of operating expenses to average
    net assets(b)                              1.50%(c)               1.50%                1.50%                1.50%
  Ratio of net investment income/(loss)
    to average net assets                      2.79%(c)               2.95%                3.10%                3.36%
  Portfolio turnover rate                         30%                  14%                  17%                  7%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.62%(c)               1.69%                1.70%                1.70%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.92
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.39
  Net realized and unrealized gain/(loss)
    on investments                               (0.13)
  Net increase/(decrease) in net asset
    value from operations                         0.26
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.39)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.39)
  Net asset value, end of year                   $10.79
  TOTAL RETURN++(A)                               2.41%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)              $869
  Ratio of operating expenses to average
    net assets(b)                                 1.50%
  Ratio of net investment income/(loss)
    to average net assets                         3.58%
  Portfolio turnover rate                          10%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.72%

* Effective April 1, 2001, Columbia Virginia Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class C shares was to increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.49% to 3.58%.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) If the Fund's investment adviser had not reimbursed a portion of expenses, total would have been reduced.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

Hypothetical investment and expense information

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Funds, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in each class of the Funds assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the Funds, which are the same as those stated in the Annual Fund Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables shown below reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charges, if any, which may be payable on redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND -- CLASS A SHARES

      MAXIMUM SALES CHARGE                                                     ASSUMED RATE OF RETURN
              3.25%              INITIAL HYPOTHETICAL INVESTMENT AMOUNT                  5%
              CUMULATIVE RETURN                $10,000.00                 HYPOTHETICAL YEAR-
                BEFORE FEES &    ANNUAL EXPENSE     CUMULATIVE RETURN     END BALANCE AFTER   ANNUAL FEES &
     YEAR         EXPENSES            RATIO       AFTER FEES & EXPENSES    FEES & EXPENSES      EXPENSES
       1            5.00%             0.75%                0.86%              $10,086.19          $399.10
       2           10.25%             0.92%                4.98%              $10,497.70           $94.69
       3           15.76%             0.92%                9.26%              $10,926.01           $98.55
       4           21.55%             0.92%               13.72%              $11,371.79          $102.57
       5           27.63%             0.92%               18.36%              $11,835.76          $106.75
       6           34.01%             0.92%               23.19%              $12,318.66          $111.11
       7           40.71%             0.92%               28.21%              $12,821.26          $115.64
       8           47.75%             0.92%               33.44%              $13,344.37          $120.36
       9           55.13%             0.92%               38.89%              $13,888.82          $125.27
      10           62.89%             0.92%               44.55%              $14,455.48          $130.38
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $4,455.48
  TOTAL ANNUAL FEES & EXPENSES                                                                  $1,404.44

COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND -- CLASS B SHARES

      MAXIMUM SALES CHARGE                                                     ASSUMED RATE OF RETURN
              0.00%              INITIAL HYPOTHETICAL INVESTMENT AMOUNT                  5%
              CUMULATIVE RETURN                $10,000.00                 HYPOTHETICAL YEAR-
                BEFORE FEES &    ANNUAL EXPENSE     CUMULATIVE RETURN     END BALANCE AFTER   ANNUAL FEES &
     YEAR         EXPENSES            RATIO       AFTER FEES & EXPENSES    FEES & EXPENSES      EXPENSES
       1            5.00%             1.50%                3.50%              $10,350.00          $152.63
       2           10.25%             1.67%                6.95%              $10,694.66          $175.72
       3           15.76%             1.67%               10.51%              $11,050.79          $181.57
       4           21.55%             1.67%               14.19%              $11,418.78          $187.62
       5           27.63%             1.67%               17.99%              $11,799.02          $193.87
       6           34.01%             1.67%               21.92%              $12,191.93          $200.32
       7           40.71%             1.67%               25.98%              $12,597.92          $207.00
       8           47.75%             1.67%               30.17%              $13,017.43          $213.89
       9           55.13%             0.92%               35.49%              $13,548.54          $122.20
      10           62.89%             0.92%               41.01%              $14,101.33          $127.19
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $4,101.33
  TOTAL ANNUAL FEES & EXPENSES                                                                  $1,762.01

COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND -- CLASS C SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              1.50%                3.50%             $10,350.00        $152.63
       2           10.25%              1.67%                6.95%             $10,694.66        $175.72
       3           15.76%              1.67%               10.51%             $11,050.79        $181.57
       4           21.55%              1.67%               14.19%             $11,418.78        $187.62
       5           27.63%              1.67%               17.99%             $11,799.02        $193.87
       6           34.01%              1.67%               21.92%             $12,191.93        $200.32
       7           40.71%              1.67%               25.98%             $12,597.92        $207.00
       8           47.75%              1.67%               30.17%             $13,017.43        $213.89
       9           55.13%              1.67%               34.51%             $13,450.91        $221.01
      10           62.89%              1.67%               38.99%             $13,898.83        $228.37
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $3,898.83
  TOTAL ANNUAL FEES & EXPENSES                                                                $1,962.00

COLUMBIA FLORIDA INTERMEDIATE MUNICIPAL BOND FUND -- CLASS A SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              3.25%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              0.75%                0.86%             $10,086.19        $399.10
       2           10.25%              0.89%                5.01%             $10,500.73         $91.61
       3           15.76%              0.89%                9.32%             $10,932.31         $95.38
       4           21.55%              0.89%               13.82%             $11,381.63         $99.30
       5           27.63%              0.89%               18.49%             $11,849.41        $103.38
       6           34.01%              0.89%               23.36%             $12,336.42        $107.63
       7           40.71%              0.89%               28.43%             $12,843.45        $112.05
       8           47.75%              0.89%               33.71%             $13,371.32        $116.66
       9           55.13%              0.89%               39.21%             $13,920.88        $121.45
      10           62.89%              0.89%               44.93%             $14,493.03        $126.44
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $4,493.03
  TOTAL ANNUAL FEES & EXPENSES                                                                $1,372.99

COLUMBIA FLORIDA INTERMEDIATE MUNICIPAL BOND FUND -- CLASS B SHARES

      MAXIMUM SALES CHARGE                                                     ASSUMED RATE OF RETURN
              0.00%              INITIAL HYPOTHETICAL INVESTMENT AMOUNT                  5%
              CUMULATIVE RETURN                $10,000.00                 HYPOTHETICAL YEAR-
                BEFORE FEES &    ANNUAL EXPENSE     CUMULATIVE RETURN     END BALANCE AFTER   ANNUAL FEES &
     YEAR         EXPENSES            RATIO       AFTER FEES & EXPENSES    FEES & EXPENSES      EXPENSES
       1            5.00%             1.50%                3.50%              $10,350.00          $152.63
       2           10.25%             1.64%                6.98%              $10,697.76          $172.59
       3           15.76%             1.64%               10.57%              $11,057.20          $178.39
       4           21.55%             1.64%               14.29%              $11,428.73          $184.38
       5           27.63%             1.64%               18.13%              $11,812.73          $190.58
       6           34.01%             1.64%               22.10%              $12,209.64          $196.98
       7           40.71%             1.64%               26.20%              $12,619.88          $203.60
       8           47.75%             1.64%               30.44%              $13,043.91          $210.44
       9           55.13%             0.89%               35.80%              $13,580.02          $118.48
      10           62.89%             0.89%               41.38%              $14,138.16          $123.35
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $4,138.16
  TOTAL ANNUAL FEES & EXPENSES                                                                  $1,731.42

COLUMBIA FLORIDA INTERMEDIATE MUNICIPAL BOND FUND -- CLASS C SHARES

      MAXIMUM SALES CHARGE                                                     ASSUMED RATE OF RETURN
              0.00%              INITIAL HYPOTHETICAL INVESTMENT AMOUNT                  5%
              CUMULATIVE RETURN                $10,000.00                 HYPOTHETICAL YEAR-
                BEFORE FEES &    ANNUAL EXPENSE     CUMULATIVE RETURN     END BALANCE AFTER   ANNUAL FEES &
     YEAR         EXPENSES            RATIO       AFTER FEES & EXPENSES    FEES & EXPENSES      EXPENSES
       1            5.00%             1.50%                3.50%              $10,350.00          $152.63
       2           10.25%             1.64%                6.98%              $10,697.76          $172.59
       3           15.76%             1.64%               10.57%              $11,057.20          $178.39
       4           21.55%             1.64%               14.29%              $11,428.73          $184.38
       5           27.63%             1.64%               18.13%              $11,812.73          $190.58
       6           34.01%             1.64%               22.10%              $12,209.64          $196.98
       7           40.71%             1.64%               26.20%              $12,619.88          $203.60
       8           47.75%             1.64%               30.44%              $13,043.91          $210.44
       9           55.13%             1.64%               34.82%              $13,482.19          $217.51
      10           62.89%             1.64%               39.35%              $13,935.19          $224.82
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $3,935.19
  TOTAL ANNUAL FEES & EXPENSES                                                                  $1,931.94

COLUMBIA GEORGIA INTERMEDIATE MUNICIPAL BOND FUND -- CLASS A SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              3.25%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              0.75%                0.86%             $10,086.19        $399.10
       2           10.25%              0.93%                4.97%             $10,496.70         $95.71
       3           15.76%              0.93%                9.24%             $10,923.91         $99.61
       4           21.55%              0.93%               13.69%             $11,368.51        $103.66
       5           27.63%              0.93%               18.31%             $11,831.21        $107.88
       6           34.01%              0.93%               23.13%             $12,312.74        $112.27
       7           40.71%              0.93%               28.14%             $12,813.87        $116.84
       8           47.75%              0.93%               33.35%             $13,335.40        $121.59
       9           55.13%              0.93%               38.78%             $13,878.15        $126.54
      10           62.89%              0.93%               44.43%             $14,442.99        $131.69
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $4,442.99
  TOTAL ANNUAL FEES & EXPENSES                                                                $1,414.90

COLUMBIA GEORGIA INTERMEDIATE MUNICIPAL BOND FUND -- CLASS B SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              1.50%                3.50%             $10,350.00        $152.63
       2           10.25%              1.68%                6.94%             $10,693.62        $176.77
       3           15.76%              1.68%               10.49%             $11,048.65        $182.64
       4           21.55%              1.68%               14.15%             $11,415.46        $188.70
       5           27.63%              1.68%               17.94%             $11,794.46        $194.96
       6           34.01%              1.68%               21.86%             $12,186.03        $201.44
       7           40.71%              1.68%               25.91%             $12,590.61        $208.12
       8           47.75%              1.68%               30.09%             $13,008.62        $215.03
       9           55.13%              0.93%               35.38%             $13,538.07        $123.44
      10           62.89%              0.93%               40.89%             $14,089.07        $128.47
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $4,089.07
  TOTAL ANNUAL FEES & EXPENSES                                                                $1,772.19

COLUMBIA GEORGIA INTERMEDIATE MUNICIPAL BOND FUND -- CLASS C SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%
              CUMULATIVE RETURN     ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE          AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO             EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%            1.50%                3.50%              $10,350.00        $152.63
       2           10.25%            1.68%                6.94%              $10,693.62        $176.77
       3           15.76%            1.68%               10.49%              $11,048.65        $182.64
       4           21.55%            1.68%               14.15%              $11,415.46        $188.70
       5           27.63%            1.68%               17.94%              $11,794.46        $194.96
       6           34.01%            1.68%               21.86%              $12,186.03        $201.44
       7           40.71%            1.68%               25.91%              $12,590.61        $208.12
       8           47.75%            1.68%               30.09%              $13,008.62        $215.03
       9           55.13%            1.68%               34.41%              $13,440.50        $222.17
      10           62.89%            1.68%               38.87%              $13,886.73        $229.55
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $3,886.73
  TOTAL ANNUAL FEES & EXPENSES                                                               $1,972.00

COLUMBIA MARYLAND INTERMEDIATE MUNICIPAL BOND FUND -- CLASS A SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              3.25%                            $10,000.00                             5%
              CUMULATIVE RETURN     ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE          AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO             EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%            0.75%                0.86%              $10,086.19        $399.10
       2           10.25%            0.91%                4.99%              $10,498.71         $93.66
       3           15.76%            0.91%                9.28%              $10,928.11         $97.49
       4           21.55%            0.91%               13.75%              $11,375.07        $101.48
       5           27.63%            0.91%               18.40%              $11,840.31        $105.63
       6           34.01%            0.91%               23.25%              $12,324.58        $109.95
       7           40.71%            0.91%               28.29%              $12,828.65        $114.45
       8           47.75%            0.91%               33.53%              $13,353.35        $119.13
       9           55.13%            0.91%               38.99%              $13,899.50        $124.00
      10           62.89%            0.91%               44.68%              $14,467.99        $129.07
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $4,467.99
  TOTAL ANNUAL FEES & EXPENSES                                                               $1,393.97

COLUMBIA MARYLAND INTERMEDIATE MUNICIPAL BOND FUND -- CLASS B SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              1.50%                3.50%             $10,350.00        $152.63
       2           10.25%              1.66%                6.96%             $10,695.69        $174.68
       3           15.76%              1.66%               10.53%             $11,052.93        $180.51
       4           21.55%              1.66%               14.22%             $11,422.09        $186.54
       5           27.63%              1.66%               18.04%             $11,803.59        $192.77
       6           34.01%              1.66%               21.98%             $12,197.83        $199.21
       7           40.71%              1.66%               26.05%             $12,605.24        $205.87
       8           47.75%              1.66%               30.26%             $13,026.25        $212.74
       9           55.13%              0.91%               35.59%             $13,559.03        $120.96
      10           62.89%              0.91%               41.14%             $14,113.59        $125.91
  TOTAL GAIN AFTER FEES &
    EXPENSES                                                                   $4,113.59
  TOTAL ANNUAL FEES & EXPENSES                                                                $1,751.83

COLUMBIA MARYLAND INTERMEDIATE MUNICIPAL BOND FUND -- CLASS C SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              1.50%                3.50%             $10,350.00        $152.63
       2           10.25%              1.66%                6.96%             $10,695.69        $174.68
       3           15.76%              1.66%               10.53%             $11,052.93        $180.51
       4           21.55%              1.66%               14.22%             $11,422.09        $186.54
       5           27.63%              1.66%               18.04%             $11,803.59        $192.77
       6           34.01%              1.66%               21.98%             $12,197.83        $199.21
       7           40.71%              1.66%               26.05%             $12,605.24        $205.87
       8           47.75%              1.66%               30.26%             $13,026.25        $212.74
       9           55.13%              1.66%               34.61%             $13,461.33        $219.85
      10           62.89%              1.66%               39.11%             $13,910.94        $227.19
  TOTAL GAIN AFTER FEES &
    EXPENSES                                                                   $3,910.94
  TOTAL ANNUAL FEES & EXPENSES                                                                $1,951.99

COLUMBIA NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND -- CLASS A SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              3.25%                            $10,000.00                             5%
              CUMULATIVE RETURN     ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE          AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO             EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%            0.75%                0.86%              $10,086.19        $399.10
       2           10.25%            0.92%                4.98%              $10,497.70         $94.69
       3           15.76%            0.92%                9.26%              $10,926.01         $98.55
       4           21.55%            0.92%               13.72%              $11,371.79        $102.57
       5           27.63%            0.92%               18.36%              $11,835.76        $106.75
       6           34.01%            0.92%               23.19%              $12,318.66        $111.11
       7           40.71%            0.92%               28.21%              $12,821.26        $115.64
       8           47.75%            0.92%               33.44%              $13,344.37        $120.36
       9           55.13%            0.92%               38.89%              $13,888.82        $125.27
      10           62.89%            0.92%               44.55%              $14,455.48        $130.38
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $4,455.48
  TOTAL ANNUAL FEES & EXPENSES                                                               $1,404.44

COLUMBIA NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND -- CLASS B SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%
              CUMULATIVE RETURN     ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE          AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO             EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%            1.50%                3.50%              $10,350.00        $152.63
       2           10.25%            1.67%                6.95%              $10,694.66        $175.72
       3           15.76%            1.67%               10.51%              $11,050.79        $181.57
       4           21.55%            1.67%               14.19%              $11,418.78        $187.62
       5           27.63%            1.67%               17.99%              $11,799.02        $193.87
       6           34.01%            1.67%               21.92%              $12,191.93        $200.32
       7           40.71%            1.67%               25.98%              $12,597.92        $207.00
       8           47.75%            1.67%               30.17%              $13,017.43        $213.89
       9           55.13%            0.92%               35.49%              $13,548.54        $122.20
      10           62.89%            0.92%               41.01%              $14,101.33        $127.19
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $4,101.33
  TOTAL ANNUAL FEES & EXPENSES                                                               $1,762.01

COLUMBIA NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND -- CLASS C SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              1.50%                3.50%             $10,350.00        $152.63
       2           10.25%              1.67%                6.95%             $10,694.66        $175.72
       3           15.76%              1.67%               10.51%             $11,050.79        $181.57
       4           21.55%              1.67%               14.19%             $11,418.78        $187.62
       5           27.63%              1.67%               17.99%             $11,799.02        $193.87
       6           34.01%              1.67%               21.92%             $12,191.93        $200.32
       7           40.71%              1.67%               25.98%             $12,597.92        $207.00
       8           47.75%              1.67%               30.17%             $13,017.43        $213.89
       9           55.13%              1.67%               34.51%             $13,450.91        $221.01
      10           62.89%              1.67%               38.99%             $13,898.83        $228.37
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $3,898.83
  TOTAL ANNUAL FEES & EXPENSES                                                                $1,962.00

COLUMBIA SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND -- CLASS A SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              3.25%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              0.75%                0.86%             $10,086.19        $399.10
       2           10.25%              0.89%                5.01%             $10,500.73         $91.61
       3           15.76%              0.89%                9.32%             $10,932.31         $95.38
       4           21.55%              0.89%               13.82%             $11,381.63         $99.30
       5           27.63%              0.89%               18.49%             $11,849.41        $103.38
       6           34.01%              0.89%               23.36%             $12,336.42        $107.63
       7           40.71%              0.89%               28.43%             $12,843.45        $112.05
       8           47.75%              0.89%               33.71%             $13,371.32        $116.66
       9           55.13%              0.89%               39.21%             $13,920.88        $121.45
      10           62.89%              0.89%               44.93%             $14,493.03        $126.44
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $4,493.03
  TOTAL ANNUAL FEES & EXPENSES                                                                $1,372.99

COLUMBIA SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND -- CLASS B SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%
              CUMULATIVE RETURN     ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE          AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO             EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%            1.50%                3.50%              $10,350.00        $152.63
       2           10.25%            1.64%                6.98%              $10,697.76        $172.59
       3           15.76%            1.64%               10.57%              $11,057.20        $178.39
       4           21.55%            1.64%               14.29%              $11,428.73        $184.38
       5           27.63%            1.64%               18.13%              $11,812.73        $190.58
       6           34.01%            1.64%               22.10%              $12,209.64        $196.98
       7           40.71%            1.64%               26.20%              $12,619.88        $203.60
       8           47.75%            1.64%               30.44%              $13,043.91        $210.44
       9           55.13%            0.89%               35.80%              $13,580.02        $118.48
      10           62.89%            0.89%               41.38%              $14,138.16        $123.35
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $4,138.16
  TOTAL ANNUAL FEES & EXPENSES                                                               $1,731.42

COLUMBIA SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND -- CLASS C SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%
              CUMULATIVE RETURN     ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE          AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO             EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%            1.50%                3.50%              $10,350.00        $152.63
       2           10.25%            1.64%                6.98%              $10,697.76        $172.59
       3           15.76%            1.64%               10.57%              $11,057.20        $178.39
       4           21.55%            1.64%               14.29%              $11,428.73        $184.38
       5           27.63%            1.64%               18.13%              $11,812.73        $190.58
       6           34.01%            1.64%               22.10%              $12,209.64        $196.98
       7           40.71%            1.64%               26.20%              $12,619.88        $203.60
       8           47.75%            1.64%               30.44%              $13,043.91        $210.44
       9           55.13%            1.64%               34.82%              $13,482.19        $217.51
      10           62.89%            1.64%               39.35%              $13,935.19        $224.82
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $3,935.19
  TOTAL ANNUAL FEES & EXPENSES                                                               $1,931.94

COLUMBIA TEXAS INTERMEDIATE MUNICIPAL BOND FUND -- CLASS A SHARES

      MAXIMUM SALES CHARGE                                                     ASSUMED RATE OF RETURN
              3.25%              INITIAL HYPOTHETICAL INVESTMENT AMOUNT                  5%
              CUMULATIVE RETURN                $10,000.00                 HYPOTHETICAL YEAR-
                BEFORE FEES &    ANNUAL EXPENSE     CUMULATIVE RETURN     END BALANCE AFTER   ANNUAL FEES &
     YEAR         EXPENSES            RATIO       AFTER FEES & EXPENSES    FEES & EXPENSES      EXPENSES
       1            5.00%             0.75%                0.86%              $10,086.19          $399.10
       2           10.25%             0.88%                5.02%              $10,501.74           $90.59
       3           15.76%             0.88%                9.34%              $10,934.41           $94.32
       4           21.55%             0.88%               13.85%              $11,384.91           $98.20
       5           27.63%             0.88%               18.54%              $11,853.97          $102.25
       6           34.01%             0.88%               23.42%              $12,342.35          $106.46
       7           40.71%             0.88%               28.51%              $12,850.85          $110.85
       8           47.75%             0.88%               33.80%              $13,380.31          $115.42
       9           55.13%             0.88%               39.32%              $13,931.58          $120.17
      10           62.89%             0.88%               45.06%              $14,505.56          $125.12
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $4,505.56
  TOTAL ANNUAL FEES & EXPENSES                                                                  $1,362.49

COLUMBIA TEXAS INTERMEDIATE MUNICIPAL BOND FUND -- CLASS B SHARES

      MAXIMUM SALES CHARGE                                                     ASSUMED RATE OF RETURN
              0.00%              INITIAL HYPOTHETICAL INVESTMENT AMOUNT                  5%
              CUMULATIVE RETURN                $10,000.00                 HYPOTHETICAL YEAR-
                BEFORE FEES &    ANNUAL EXPENSE     CUMULATIVE RETURN     END BALANCE AFTER   ANNUAL FEES &
     YEAR         EXPENSES            RATIO       AFTER FEES & EXPENSES    FEES & EXPENSES      EXPENSES
       1            5.00%             1.50%                3.50%              $10,350.00          $152.63
       2           10.25%             1.63%                6.99%              $10,698.80          $171.55
       3           15.76%             1.63%               10.59%              $11,059.34          $177.33
       4           21.55%             1.63%               14.32%              $11,432.04          $183.30
       5           27.63%             1.63%               18.17%              $11,817.30          $189.48
       6           34.01%             1.63%               22.16%              $12,215.55          $195.87
       7           40.71%             1.63%               26.27%              $12,627.21          $202.47
       8           47.75%             1.63%               30.53%              $13,052.75          $209.29
       9           55.13%             0.88%               35.91%              $13,590.52          $117.23
      10           62.89%             0.88%               41.50%              $14,150.45          $122.06
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $4,150.45
  TOTAL ANNUAL FEES & EXPENSES                                                                  $1,721.21

COLUMBIA TEXAS INTERMEDIATE MUNICIPAL BOND FUND -- CLASS C SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT        ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                                5%
              CUMULATIVE RETURN                     CUMULATIVE RETURN     HYPOTHETICAL YEAR-
                BEFORE FEES &    ANNUAL EXPENSE        AFTER FEES &       END BALANCE AFTER   ANNUAL FEES &
     YEAR         EXPENSES            RATIO              EXPENSES          FEES & EXPENSES      EXPENSES
       1            5.00%             1.50%                3.50%              $10,350.00          $152.63
       2           10.25%             1.63%                6.99%              $10,698.80          $171.55
       3           15.76%             1.63%               10.59%              $11,059.34          $177.33
       4           21.55%             1.63%               14.32%              $11,432.04          $183.30
       5           27.63%             1.63%               18.17%              $11,817.30          $189.48
       6           34.01%             1.63%               22.16%              $12,215.55          $195.87
       7           40.71%             1.63%               26.27%              $12,627.21          $202.47
       8           47.75%             1.63%               30.53%              $13,052.75          $209.29
       9           55.13%             1.63%               34.93%              $13,492.63          $216.34
      10           62.89%             1.63%               39.47%              $13,947.33          $223.64
  TOTAL GAIN AFTER FEES &
    EXPENSES                                                                   $3,947.33
  TOTAL ANNUAL FEES & EXPENSES                                                                  $1,921.90

COLUMBIA VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND -- CLASS A SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT        ASSUMED RATE OF RETURN
              3.25%                            $10,000.00                                5%
              CUMULATIVE RETURN                     CUMULATIVE RETURN     HYPOTHETICAL YEAR-
                BEFORE FEES &    ANNUAL EXPENSE        AFTER FEES &       END BALANCE AFTER   ANNUAL FEES &
     YEAR         EXPENSES            RATIO              EXPENSES          FEES & EXPENSES      EXPENSES
       1            5.00%             0.75%                0.86%              $10,086.19          $399.10
       2           10.25%             0.87%                5.03%              $10,502.75           $89.56
       3           15.76%             0.87%                9.37%              $10,936.51           $93.26
       4           21.55%             0.87%               13.88%              $11,388.19           $97.11
       5           27.63%             0.87%               18.59%              $11,858.52          $101.12
       6           34.01%             0.87%               23.48%              $12,348.28          $105.30
       7           40.71%             0.87%               28.58%              $12,858.26          $109.65
       8           47.75%             0.87%               33.89%              $13,389.31          $114.18
       9           55.13%             0.87%               39.42%              $13,942.29          $118.89
      10           62.89%             0.87%               45.18%              $14,518.10          $123.80
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $4,518.10
  TOTAL ANNUAL FEES & EXPENSES                                                                  $1,351.98

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

COLUMBIA VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND -- CLASS B SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              1.50%                3.50%             $10,350.00        $152.63
       2           10.25%              1.62%                7.00%             $10,699.83        $170.50
       3           15.76%              1.62%               10.61%             $11,061.48        $176.27
       4           21.55%              1.62%               14.35%             $11,435.36        $182.22
       5           27.63%              1.62%               18.22%             $11,821.88        $188.38
       6           34.01%              1.62%               22.21%             $12,221.46        $194.75
       7           40.71%              1.62%               26.35%             $12,634.54        $201.33
       8           47.75%              1.62%               30.62%             $13,061.59        $208.14
       9           55.13%              0.87%               36.01%             $13,601.03        $115.98
      10           62.89%              0.87%               41.63%             $14,162.76        $120.77
  TOTAL GAIN AFTER FEES &
    EXPENSES                                                                   $4,162.76
  TOTAL ANNUAL FEES & EXPENSES                                                                $1,710.98

COLUMBIA VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND -- CLASS C SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              1.50%                3.50%             $10,350.00        $152.63
       2           10.25%              1.62%                7.00%             $10,699.83        $170.50
       3           15.76%              1.62%               10.61%             $11,061.48        $176.27
       4           21.55%              1.62%               14.35%             $11,435.36        $182.22
       5           27.63%              1.62%               18.22%             $11,821.88        $188.38
       6           34.01%              1.62%               22.21%             $12,221.46        $194.75
       7           40.71%              1.62%               26.35%             $12,634.54        $201.33
       8           47.75%              1.62%               30.62%             $13,061.59        $208.14
       9           55.13%              1.62%               35.03%             $13,503.07        $215.17
      10           62.89%              1.62%               39.59%             $13,959.48        $222.45
  TOTAL GAIN AFTER FEES &
    EXPENSES                                                                   $3,959.48
  TOTAL ANNUAL FEES & EXPENSES                                                                $1,911.85

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

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO COLUMBIA FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------

Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of the Fund's assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 under the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

BOND -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

CITIGROUP ALL BB&B-RATED HIGH YIELD MARKET INDEX -- an unmanaged index that measures the performance of below investment-grade debt securities rated "BB" or "B" by Standard & Poor's Corporation and issued by corporations



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domiciled in the U.S. or Canada. All bonds in the index are publicly placed, have fixed coupons and are non-convertible. It is unavailable for investment and does not reflect fees, brokerage commissions and other expenses of investing.

COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CROSSING NETWORKS -- an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB HIGH YIELD INDEX -- an unmanaged trader-priced portfolio constructed to mirror the investable universe of the dollar-denominated high yield debt market. Issues must be publicly registered in the U.S. or issued under Rule 144A with registration rights. The index includes below investment grade, cash pay, zero-coupon, stepped-rate and pay-in-kind bonds with at least one year remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DEPOSITARY RECEIPTS -- evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVERSIFIED -- A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities,



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

securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

DURATION -- a measure used to estimate how much a Fund's net asset value will fluctuate in response to a change in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The securities issued by the FHLMC are guaranteed as to timely payment of interest and the ultimate collection of principal only by the FHLMC and are not insured or guaranteed by the U.S. government.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. FNMA is a congressionally chartered company, although neither its common stock nor the securities it issues are insured or guaranteed by the U.S. government. The securities issued by FNMA are guaranteed as to timely payment of both principal and interest only by FNMA.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from two, or in some circumstances one, nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

FORWARD FOREIGN CURRENCY CONTRACTS -- a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUNDAMENTAL ANALYSIS -- a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- a government-owned corporation that is considered an agency of the U.S. government. It guarantees, with the full faith and credit of the U.S. government, full and timely payment of all principal and interest on its mortgage-backed securities.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

HIGH YIELD DEBT SECURITY -- a debt security (also known as a "junk" bond) that, at the time of purchase, is either rated by an NRSRO to be below investment-grade (e.g., rated "BB" or lower by S&P) or is unrated but believed by a Fund's portfolio manager(s) or portfolio management team to be of comparable quality.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

J.P. MORGAN EMERGING MARKET BOND GLOBAL INDEX -- an unmanaged index that covers 27 emerging market countries. Included in the index are U.S. dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by sovereign and quasi-sovereign entities. The index will only consider for inclusion emerging markets issues denominated in U.S. dollars, with a minimum current face outstanding of $500 million and at least 2 1/2 years to maturity (at the time each is added to the index). All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS 1-YEAR MUNICIPAL BOND INDEX -- an unmanaged index of state and local general obligation bonds, revenue bonds, insured bonds and pre-funded bonds with one to two years remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX -- an unmanaged index of state and local general obligation bonds, revenue bonds, insured bonds and pre-funded bonds with two to four years remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.
LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX -- an unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends



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

are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX -- an unmanaged index of all publicly issued investment grade corporate, U.S. Treasury, and U.S. government and agency securities with remaining maturities of one to ten years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX -- an unmanaged index of fixed rate mortgage pass-through securities issued by the Government National Mortgage Association (Ginnie Mae), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac). It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS MUNICIPAL BOND INDEX -- an unmanaged index of state and local general obligation bonds, revenue bonds, insured bonds and pre-funded bonds with remaining maturities of one year or more. It is not available for investment and does not reflect fees, brokerage commissions, or other expenses of investing.

LEHMAN BROTHERS QUALITY INTERMEDIATE MUNICIPAL INDEX -- an unmanaged index consisting of tax free bonds with a minimum quality rating of "A3" from Moody's and having a maturity range between two and eleven years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. AGGREGATE INDEX -- an unmanaged index made up of U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities and asset-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. AGGREGATE 1-3 YEARS INDEX -- an unmanaged index that measures yield, price and total return for government, Treasury, agency, corporate, mortgage and Yankee bonds with 1-3 years in average life. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. GOVERNMENT INDEX -- an unmanaged index of U.S. government agency and U.S. Treasury securities with remaining maturities of at least one year. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. GOVERNMENT INTERMEDIATE INDEX -- an unmanaged index of U.S. government agency and U.S. Treasury securities with remaining maturities between one and ten years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. HIGH YIELD INDEX -- an unmanaged index that measures yield, price and total return for corporate and non-corporate fixed rate, non-investment grade debt. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.
MERRILL LYNCH 1-3 YEAR MUNICIPAL INDEX -- an unmanaged index that tracks the performance of investment grade U.S. tax exempt bonds with remaining terms to final maturities of at least one year and less than three years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MERRILL LYNCH 1-3 YEAR TREASURY INDEX -- an unmanaged index of short-term U.S. Treasury bonds with maturities of one to three years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MONEY MARKET INSTRUMENT -- a high quality, short-term debt security that pays interest based on a fixed, variable or floating rate and is considered to mature in 13 months or less. Money market instruments include, but are not limited to, U.S. Treasury obligations, U.S. government obligations, certificates of deposit and time deposits, bankers' acceptances, commercial paper, corporate bonds, extendible commercial notes, asset backed securities, funding agreements, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MORTGAGE DOLLAR ROLLS -- transactions in which a Fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase those or similar securities at a mutually agreed-upon future date and lower price. The difference between the sale price and the repurchase price is known as the "drop."

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

OVER-THE-COUNTER MARKET -- a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

PRE-REFUNDED BOND -- a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

PRICE-TO-EARNINGS RATIO (P/E RATIO) -- the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

PRIVATE PLACEMENT -- a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

QUANTITATIVE ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

REAL ESTATE INVESTMENT TRUST (REIT) -- a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests. A REIT is a tax-advantaged entity with a special election under the Internal Revenue Code whose assets are composed primarily of such investments.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

RIGHT -- a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SENIOR SECURITY -- a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SHORT-SELLING -- the practice of borrowing a security (or commodity futures contract) from a broker and selling it, with the understanding that it must later be repurchased and returned to the broker. Short-selling (or "selling short") is a technique used by investors who try to profit from the falling price of a stock.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

ZERO-COUPON BOND -- a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.



129
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COLUMBIA MANAGEMENT.

Where to find more information

You'll find more information about Columbia Funds State Municipal Bond Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Columbia Funds:

By telephone:
1.800.345.6611

By mail:
COLUMBIA FUNDS
C/O COLUMBIA FUNDS SERVICES
P.O. BOX 8081
BOSTON, MA 02266-8081

On the Internet:
WWW.COLUMBIAFUNDS.COM

Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.



SEC file number: 811-09645
Columbia Funds Series Trust

INT-36/111178-0606

COLUMBIA MANAGEMENT.







                            International/Global Stock Funds

                            Prospectus -- Class A, B, C and R Shares

                            August 1, 2006




                            GLOBAL STOCK FUND
                            Columbia Global Value Fund

                            INTERNATIONAL STOCK FUNDS
                            Columbia International Value Fund

                            Columbia Multi-Advisor International Equity Fund

                            Columbia Marsico International Opportunities Fund

                            The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete.

                            Any representation to the contrary is a criminal offense.




NOT FDIC-INSURED  NOT BANK ISSUED

   NO BANK
  GUARANTEE       MAY LOSE VALUE

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE COLUMBIA FUNDS FAMILY (COLUMBIA FUNDS OR COLUMBIA FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 98.

YOUR INVESTMENT IN A FUND IS NOT A BANK DEPOSIT OR OTHER OBLIGATION OF, OR ISSUED OR ENDORSED OR GUARANTEED BY, BANK OF AMERICA, N.A. (BANK OF AMERICA) OR ANY OF ITS AFFILIATES. YOUR INVESTMENT IN A FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUNDS AND MAY BE COMPENSATED OR INCENTED IN CONNECTION WITH THE SALE OF THE FUNDS.

YOUR INVESTMENT IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL INVESTED. YOUR INVESTMENT MAY LOSE MONEY.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about Columbia Funds International/Global Stock Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions. SUBJECT TO CERTAIN LIMITED EXCEPTIONS, COLUMBIA GLOBAL VALUE FUND AND COLUMBIA INTERNATIONAL VALUE FUND ARE NO LONGER ACCEPTING NEW INVESTMENTS FROM CURRENT OR PROSPECTIVE INVESTORS. PLEASE SEE EACH FUND'S DESCRIPTION FOR MORE INFORMATION.

ABOUT THE FUNDS

The International Stock Funds invest primarily in equity securities of companies outside the U.S.

The Global Stock Fund invests primarily in equity securities of U.S. and non-U.S. companies.

Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have the highest risk. Foreign securities also involve special risks not associated with investing in the U.S. stock market, which you need to be aware of before you invest. There's always the risk that you'll lose money or that you may not earn as much as you expect.

CHOOSING THE RIGHT FUNDS FOR YOU

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The International/Global Stock Funds generally focus on long-term growth. They may be suitable for you if:

  - you have longer-term investment goals

  - they're part of a balanced portfolio

  - you want to try to protect your portfolio against a loss of buying power that inflation can cause over time

They may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with foreign securities

  - you have short-term investment goals

  - you're looking for a regular stream of income

You'll find a discussion of each Fund's investment objective, principal investment strategies and risks in the Fund descriptions that start on page 5.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.345.6611 or contact your investment professional. For more information regarding the purchase, sale and exchange of Class R shares of the Funds, please contact your retirement plan administrator.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

AT BOARD MEETINGS SCHEDULED FOR MID-AUGUST 2006, THE BOARD OF TRUSTEES OF COLUMBIA FUNDS SERIES TRUST WILL BE ASKED TO TAKE VARIOUS ACTIONS TO ENABLE COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND AND COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND TO OPERATE AS STAND-ALONE FUNDS. THIS PROSPECTUS DESCRIBES THESE FUNDS AS FEEDER FUNDS THAT INVEST ALL OF THEIR ASSETS IN A CORRESPONDING MASTER PORTFOLIO THAT, IN TURN, INVESTS IN INDIVIDUAL PORTFOLIO SECURITIES. IF THE BOARD DECIDES TO TAKE THESE ACTIONS, THE FUNDS WILL INVEST DIRECTLY IN INDIVIDUAL PORTFOLIO SECURITIES RATHER THAN IN CORRESPONDING MASTER PORTFOLIOS.

SPECIFICALLY, THE BOARD WILL BE ASKED TO ADOPT/APPROVE AN ADVISORY AGREEMENT WITH THE ADVISER, AND SUB-ADVISORY AGREEMENTS WITH THE SUB-ADVISERS, FOR THESE FUNDS ON THE SAME TERMS AS ARE DESCRIBED HEREIN FOR THE MASTER PORTFOLIOS, AS WELL AS A SINGLE INTEGRATED ADMINISTRATION AGREEMENT COMBINING THE FUND-LEVEL ADMINISTRATIVE DUTIES AND FEES WITH THOSE AT THE CORRESPONDING MASTER PORTFOLIO-LEVEL. THESE ACTIONS WILL NOT RESULT IN ANY CHANGE IN TOTAL FEES OR THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES AS THEY ARE DESCRIBED IN THIS PROSPECTUS. NOR WILL THEY RESULT IN A CHANGE IN THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS, EXCEPT THAT THE DISCLOSED RISKS OF INVESTING IN A MASTER-FEEDER STRUCTURE WILL NO LONGER APPLY. THERE WILL BE NO TRANSACTION OR OTHER COSTS CHARGED TO FUND SHAREHOLDERS AND NO FEDERAL INCOME TAX CONSEQUENCES AS A RESULT OF THE ACTIONS.

SHAREHOLDER APPROVAL IS NOT REQUIRED TO IMPLEMENT THESE ACTIONS AND, ACCORDINGLY, WILL NOT BE REQUESTED. THIS PROSPECTUS WILL BE SUPPLEMENTED BY THE END OF AUGUST IF THE ACTIONS ARE not APPROVED BY THE BOARD OR ARE not IMPLEMENTED AS DESCRIBED.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

COLUMBIA MANAGEMENT ADVISORS, LLC (THE ADVISER) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND. THE ADVISER AND COLUMBIA FUNDS HAVE ENGAGED SUB-ADVISERS WHICH ARE RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR EACH OF THE FUNDS.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE SUB-ADVISERS STARTING ON PAGE 34.

--------------------------------------------------------------------------------


COLUMBIA GLOBAL VALUE FUND                                       5
Sub-adviser: Brandes Investment Partners, L.P.
------------------------------------------------------------------
COLUMBIA INTERNATIONAL VALUE FUND                               11
Sub-adviser: Brandes Investment Partners, L.P.
------------------------------------------------------------------
COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND                17
Sub-advisers: Marsico Capital Management, LLC and Causeway
Capital Management LLC
------------------------------------------------------------------
COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND               23
Sub-adviser: Marsico Capital Management, LLC
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     31
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       34

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Choosing a share class                                        42
     About Class A shares                                       43
        Front-end sales charge                                  43
        Contingent deferred sales charge                        44
     About Class B shares                                       45
        Contingent deferred sales charge                        45
     About Class C shares                                       46
        Contingent deferred sales charge                        46
     About Class R shares                                       47
     Redemption fees                                            47
     When you might not have to pay a sales charge
        or redemption fee                                       48
  Buying, selling and exchanging shares                         55
     How orders are processed                                   60
  How selling and servicing agents are paid                     67
  Distributions and taxes                                       71
  Legal matters                                                 74
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            75
------------------------------------------------------------------
HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION                 90
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   98
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

COLUMBIA GLOBAL VALUE FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

BRANDES INVESTMENT PARTNERS, L.P. (BRANDES) IS THIS FUND'S SUB-ADVISER. BRANDES' LARGE CAP INVESTMENT COMMITTEE MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BRANDES STARTING ON PAGE 35.

WHAT IS THE GRAHAM AND DODD APPROACH TO INVESTING?

BENJAMIN GRAHAM IS WIDELY REGARDED AS THE FOUNDER OF THIS CLASSIC VALUE APPROACH TO INVESTING AND A PIONEER IN MODERN SECURITY ANALYSIS. IN HIS 1934 BOOK, SECURITY ANALYSIS, CO-WRITTEN BY DAVID DODD, GRAHAM INTRODUCED THE IDEA THAT STOCKS SHOULD BE CHOSEN BY IDENTIFYING THE "TRUE" LONG-TERM -- OR
INTRINSIC -- VALUE OF A COMPANY BASED ON MEASURABLE DATA. BENJAMIN GRAHAM AND DAVID DODD HAVE NEVER HAD ANY AFFILIATION WITH THE FUND.

THE SUB-ADVISER FOLLOWS THIS APPROACH, LOOKING AT EACH STOCK AS THOUGH IT'S A BUSINESS THAT'S FOR SALE. BY BUYING STOCKS AT WHAT IT BELIEVES ARE FAVORABLE PRICES, THE TEAM LOOKS FOR THE POTENTIAL FOR APPRECIATION OVER THE BUSINESS CYCLE, AND FOR A MARGIN OF SAFETY AGAINST PRICE DECLINES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term capital appreciation by investing primarily in equity securities of domestic and foreign issuers, including issuers in emerging markets countries.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund normally invests at least 80% of its assets in equity securities of domestic and foreign companies that have a market capitalization of more than $1 billion at the time of investment and that are believed to be undervalued. The
                   Fund typically invests in at least three countries, including the United States, at any one time.

The Fund primarily invests in equity securities and may, with respect to its foreign investments, invest in the foregoing and/or depositary receipts.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The Fund's sub-adviser's Large Cap Investment Committee uses the "Graham and Dodd" value approach to selecting securities and managing the Fund. The sub-adviser invests in a company when its current price appears to be below its "true" long-term -- or intrinsic -- value.

The sub-adviser uses fundamental analysis to determine intrinsic value, and will look at a company's earnings, book value, cash flow, capital structure, and management record, as well as its industry and its position in the industry. This analysis includes a review of company reports, filings with the SEC, computer databases, industry publications, general and business publications, brokerage firm research reports and other information sources, as well as interviews with company management.

The sub-adviser may sell a security when its price reaches a target set by the sub-adviser, when the sub-adviser believes other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------






 LIMITS ON INVESTMENTS

TO HELP MANAGE RISK, THE FUND HAS CERTAIN LIMITS ON ITS INVESTMENTS. THESE LIMITS APPLY AT THE TIME AN INVESTMENT IS MADE:

  - THE FUND WILL NORMALLY INVEST NO MORE THAN 5% OF ITS ASSETS IN A SINGLE SECURITY.

  - IT MAY NOT INVEST MORE THAN THE GREATER OF:

     - 20% OF ITS ASSETS IN A SINGLE COUNTRY OR INDUSTRY, OR
     - 150% OF THE WEIGHTING OF A SINGLE COUNTRY OR INDUSTRY IN THE MSCI WORLD INDEX (LIMITED TO LESS THAN 25% OF ITS ASSETS IN A SINGLE INDUSTRY, OTHER THAN U.S. GOVERNMENT SECURITIES).

  - IT GENERALLY MAY NOT INVEST MORE THAN 20% OF ITS ASSETS IN EMERGING MARKETS OR DEVELOPING COUNTRIES.




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


[LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC]         SUBJECT TO CERTAIN LIMITED EXCEPTIONS DISCUSSED BELOW, COLUMBIA GLOBAL VALUE
                   FUND IS NO LONGER ACCEPTING NEW INVESTMENTS FROM CURRENT OR PROSPECTIVE
                   INVESTORS. SHARES OF COLUMBIA GLOBAL VALUE FUND CURRENTLY MAY ONLY BE PURCHASED
                   THROUGH REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS, BY CERTAIN QUALIFIED
                   RETIREMENT PLANS ON BEHALF OF PLAN PARTICIPANTS AND BY INVESTORS WHO PURCHASE
                   SHARES THROUGH ACCOUNTS ESTABLISHED WITH CERTAIN INVESTMENT ADVISERS OR
                   FINANCIAL PLANNERS, INCLUDING CERTAIN WRAP FEE ACCOUNTS. THE FUND IS ALSO OPEN
                   TO INVESTMENTS BY CERTAIN INSTITUTIONAL AND SEPARATELY MANAGED ACCOUNT (SMA)
                   INVESTORS THAT ARE PRE-EXISTING CLIENTS OF BRANDES; THE FUND IS OPEN TO THESE
                   INVESTORS TO THE EXTENT THAT THEY MAY REINVEST THE PROCEEDS OF THEIR EXISTING
                   ACCOUNTS IN SHARES OF THE FUND, AND THEN EXISTING FUND CLOSURE RULES APPLY. IN
                   ADDITION, THE FUND IS OPEN TO INVESTMENTS BY THE TRUSTEES OF COLUMBIA FUNDS
                   SERIES TRUST; EMPLOYEES OF THE ADVISER, BRANDES OR THEIR AFFILIATES, INCLUDING
                   THEIR IMMEDIATE FAMILY MEMBERS; AND BANK OF AMERICA AND BRANDES RETIREMENT
                   PLANS.


      Columbia Global Value Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The sub-adviser chooses stocks it believes are undervalued or out of favor with the expectation that these stocks will eventually rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the sub-adviser expects, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FOREIGN INVESTMENT RISK -- Because the Fund invests in foreign securities, it can be affected by the risks of foreign investing. Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - EMERGING MARKETS RISK -- Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Middle East, Asia or Africa, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic downturns in other countries. Some emerging countries have a higher risk of currency devaluations, and some countries may experience long periods of high inflation or rapid changes in inflation rates.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                2002     2003     2004     2005
                ----     ----     ----     ----
               -20.42%  47.67%   16.73%    5.76%



               *Year-to-date return as of June 30, 2006: 8.09%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:           29.11%
         WORST: 3RD QUARTER 2002:         -24.15%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the MSCI World Index, an unmanaged index consisting of securities listed on exchanges in the major European and Asian countries, Australia and the U.S. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                                  1 YEAR    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES                      -0.36%    7.37%



         CLASS A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS      -1.70%    6.34%



         CLASS A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS AND
           SALE OF FUND SHARES                                     1.84%    6.03%



         CLASS B SHARES RETURNS BEFORE TAXES                       0.26%    7.61%



         CLASS C SHARES RETURNS BEFORE TAXES                       4.06%    7.93%



         MSCI WORLD INDEX (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                                      9.49%    4.90%

      *THE INCEPTION DATE OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       IS APRIL 16, 2001. THE RETURN FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


[PERCENT GRAPHIC]  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class A, B and C shares can be found in the section HYPOTHETICAL INVESTMENT
                   AND EXPENSE INFORMATION.

         SHAREHOLDER FEES                            Class A      Class B      Class C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          5.75%         N/A          N/A



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                     1.00%(1)     5.00%(2)     1.00%(3)



         Redemption fee (as a percentage of total
         redemption proceeds)(4)                      2.00%        2.00%        2.00%






         ANNUAL FUND OPERATING EXPENSES(5)
         (Expenses that are deducted from the Fund's assets)



         Management fees(6)                           1.07%        1.07%        1.07%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%



         Other expenses(7,8)                          0.16%        0.16%        0.16%
                                                       -------      -------      -------



         Total annual Fund operating expenses(9)      1.48%        2.23%        2.23%
                                                       =======      =======      =======

      (1)This charge applies to investors who buy $1 million or more of Class A shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The redemption fee may apply to shares that are redeemed (either by selling your shares or exchanging into another Fund) within 60 days of purchase. Please see CHOOSING A SHARE CLASS -- REDEMPTION FEES for details.

      (5)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (6)The Fund pays an investment advisory fee of 0.90% and an administration fee of 0.17%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.90% for assets up to $500 million; 0.85% for assets in excess of $500 million and up to $1 billion; 0.80% for assets in excess of $1 billion and up to $1.5 billion; 0.75% for assets in excess of $1.5 billion and up to $3 billion; 0.73% for assets in excess of $3 billion and up to $6 billion; and 0.71% in excess of $6 billion.

      (7)Other expenses have been restated to reflect contractual changes to the fees paid by the Fund for transfer agency services effective April 1, 2006.

      (8)The Fund's transfer agent has voluntarily agreed to waive a portion of its fees (which are included in other expenses), for accounts other than omnibus accounts, so that transfer agent fees (exclusive of out-of-pocket expenses) will not exceed 0.02% annually. If this fee waiver were reflected in this table, other expenses would be 0.14% for all share classes, and total annual Fund operating expenses would be 1.46%, 2.21% and 2.21% for Class A, Class B and Class C shares, respectively. The Fund's transfer agent, at its discretion, may revise or discontinue this arrangement at any time.

      (9)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 1.65%, 2.40% and 2.40%, respectively, for Class A, Class B and Class C shares until July 31, 2007. There is no guarantee that these limitations will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - Class B shares convert to Class A shares after you've owned them for eight years

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $717    $1,016    $1,336     $2,242



         CLASS B SHARES                          $726      $997    $1,395     $2,376



         CLASS C SHARES                          $326      $697    $1,195     $2,565

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $226     $697     $1,195     $2,376



         CLASS C SHARES                          $226     $697     $1,195     $2,565

COLUMBIA INTERNATIONAL VALUE FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND BRANDES IS ITS SUB-ADVISER. BRANDES' LARGE CAP INVESTMENT COMMITTEE MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT BRANDES STARTING ON PAGE 35.

WHAT IS THE GRAHAM AND DODD APPROACH TO INVESTING?

BENJAMIN GRAHAM IS WIDELY REGARDED AS THE FOUNDER OF THIS CLASSIC VALUE APPROACH TO INVESTING AND A PIONEER IN MODERN SECURITY ANALYSIS. IN HIS 1934 BOOK, SECURITY ANALYSIS, CO-WRITTEN BY DAVID DODD, GRAHAM INTRODUCED THE IDEA THAT STOCKS SHOULD BE CHOSEN BY IDENTIFYING THE "TRUE" LONG-TERM -- OR
INTRINSIC -- VALUE OF A COMPANY BASED ON MEASURABLE DATA. BENJAMIN GRAHAM AND DAVID DODD HAVE NEVER HAD ANY AFFILIATION WITH THE FUND.

THE SUB-ADVISER FOLLOWS THIS APPROACH, LOOKING AT EACH STOCK AS THOUGH IT'S A BUSINESS THAT'S FOR SALE. BY BUYING STOCKS AT WHAT IT BELIEVES ARE FAVORABLE PRICES, THE TEAM LOOKS FOR THE POTENTIAL FOR APPRECIATION OVER THE BUSINESS CYCLE, AND FOR A MARGIN OF SAFETY AGAINST PRICE DECLINES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term capital appreciation by investing primarily in equity securities of foreign issuers, including emerging markets countries.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Columbia International Value Master
                   Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

The Master Portfolio normally invests at least 65% of its assets in foreign companies anywhere in the world that have a market capitalization of more than $1 billion at the time of investment. The Master Portfolio typically invests in at least three countries other than the United States at any one time.

The Master Portfolio primarily invests in equity securities either directly or indirectly through closed-end investment companies and depositary receipts.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The Fund's sub-adviser's Large Cap Investment Committee uses the "Graham and Dodd" value approach to selecting securities and managing the Master Portfolio. The sub-adviser invests in a company when its current price appears to be below its true long-term -- or intrinsic -- value.

The sub-adviser uses fundamental analysis to determine intrinsic value, and will look at a company's book value, cash flow, capital structure, and management record, as well as its industry and its position in the industry. This analysis includes a review of company reports, filings with the SEC, computer databases, industry publications, general and business publications, brokerage firm research reports and other information sources, as well as interviews with company management.

The sub-adviser may sell a security when its price reaches a target set by the sub-adviser, when the sub-adviser believes other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------

LIMITS ON INVESTMENTS

TO HELP MANAGE RISK, THE FUND HAS CERTAIN LIMITS ON ITS INVESTMENTS. THESE LIMITS APPLY AT THE TIME AN INVESTMENT IS MADE:

  - THE FUND WILL NORMALLY INVEST NO MORE THAN 5% OF ITS ASSETS IN A SINGLE SECURITY.

  - IT MAY NOT INVEST MORE THAN THE GREATER OF:

     - 20% OF ITS ASSETS IN A SINGLE COUNTRY OR INDUSTRY, OR

     - 150% OF THE WEIGHTING OF A SINGLE COUNTRY OR INDUSTRY IN THE MSCI EAFE INDEX (LIMITED TO LESS THAN 25% OF ITS ASSETS IN A SINGLE INDUSTRY, OTHER THAN U.S. GOVERNMENT SECURITIES).

  - IT GENERALLY MAY NOT INVEST MORE THAN 20% OF ITS ASSETS IN EMERGING MARKETS OR DEVELOPING COUNTRIES.




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         SUBJECT TO CERTAIN LIMITED EXCEPTIONS DISCUSSED BELOW, COLUMBIA INTERNATIONAL
                   VALUE FUND IS NO LONGER ACCEPTING NEW INVESTMENTS FROM CURRENT OR PROSPECTIVE
                   INVESTORS. SHARES OF COLUMBIA INTERNATIONAL VALUE FUND CURRENTLY MAY ONLY BE
                   PURCHASED THROUGH REINVESTMENT OF DISTRIBUTIONS, BY CERTAIN QUALIFIED RETIREMENT
                   PLANS ON BEHALF OF PLAN PARTICIPANTS, BY INVESTORS WHO PURCHASE SHARES THROUGH
                   ACCOUNTS ESTABLISHED WITH CERTAIN INVESTMENT ADVISERS OR FINANCIAL PLANNERS,
                   INCLUDING CERTAIN WRAP FEE ACCOUNTS, AND BY INVESTORS WHO PURCHASE SHARES
                   THROUGH AN ACCOUNT ESTABLISHED WITH A SELLING AGENT THAT HAS AVAILABLE
                   PURCHASING CAPACITY BASED ON POLICIES ESTABLISHED BY THE FUND. THE FUND IS ALSO
                   OPEN TO INVESTMENTS BY CERTAIN INSTITUTIONAL AND SEPARATELY MANAGED ACCOUNT
                   (SMA) INVESTORS THAT ARE PRE-EXISTING CLIENTS OF BRANDES; THE FUND IS OPEN TO
                   THESE INVESTORS TO THE EXTENT THAT THEY MAY REINVEST THE PROCEEDS OF THEIR
                   EXISTING ACCOUNTS IN SHARES OF THE FUND, AND THEN EXISTING FUND CLOSURE RULES
                   APPLY. IN ADDITION, THE FUND IS OPEN TO INVESTMENTS BY THE TRUSTEES OF COLUMBIA
                   FUNDS SERIES TRUST; EMPLOYEES OF THE ADVISER, BRANDES OR THEIR AFFILIATES,
                   INCLUDING THEIR IMMEDIATE FAMILY MEMBERS; AND BANK OF AMERICA AND BRANDES
                   RETIREMENT PLANS.

      Columbia International Value Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The sub-adviser chooses stocks it believes are undervalued or out of favor with the expectation that these stocks will eventually rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the sub-adviser expects, or will fall.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - EMERGING MARKETS RISK -- Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Middle East, Asia or Africa, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic downturns in other countries. Some emerging countries have a higher risk of currency devaluations, and some countries may experience long periods of high inflation or rapid changes in inflation rates.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
                ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               15.32%   20.41%   11.82%   52.43%    2.94%   -11.99%  -17.80%  50.45%   24.17%   10.16%



               *Year-to-date return as of June 30, 2006: 11.04%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:           26.68%
         WORST: 3RD QUARTER 2002:         -21.66%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the MSCI EAFE Index, an unmanaged, capitalization-weighted index consisting of securities listed on exchanges in European, Australasian and Far Eastern markets. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                         10 YEARS/
                                                                          LIFE OF
                                                      1 YEAR   5 YEARS     FUND*
         CLASS A SHARES RETURNS BEFORE TAXES           3.82%    7.01%     13.08%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                               2.20%    6.18%     11.71%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES       4.46%    5.81%     10.96%



         CLASS B SHARES RETURNS BEFORE TAXES           4.41%    7.16%     10.55%*



         CLASS C SHARES RETURNS BEFORE TAXES           8.33%    7.46%     12.02%*



         MSCI EAFE INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                   13.54%    4.55%      5.84%

      *THE INCEPTION DATES OF CLASS B SHARES AND CLASS C SHARES ARE MAY 22, 1998
       AND JUNE 15, 1998, RESPECTIVELY. THE RETURNS FOR THESE CLASSES ARE SHOWN FROM THEIR INCEPTION DATES. THE RETURN FOR THE INDEX SHOWN IS FROM DECEMBER 31, 1995.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class A, B and C shares can be found in the section HYPOTHETICAL INVESTMENT
                   AND EXPENSE INFORMATION.

         SHAREHOLDER FEES                                Class A   Class B   Class C
         (Fees paid directly from your investment)       Shares    Shares    Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price              5.75%      N/A       N/A



         Maximum deferred sales charge (load) as a % of
         the lower of the original purchase price or
         net asset value                                  1.00%(1)  5.00%(2)  1.00%(3)



         Redemption fee (as a percentage of total
         redemption proceeds)(4)                          2.00%     2.00%     2.00%



         ANNUAL FUND OPERATING EXPENSES(5)
         (Expenses that are deducted from the Fund's assets)(6)



         Management fees(7)                               0.95%     0.95%     0.95%



         Distribution (12b-1) and shareholder servicing
         fees                                             0.25%     1.00%     1.00%



         Other expenses                                   0.07%     0.07%     0.07%
                                                           -----     -----     -----



         Total annual Fund operating expenses             1.27%     2.02%     2.02%
                                                           =====     =====     =====

      (1)This charge applies to investors who buy $1 million or more of Class A shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The redemption fee may apply to shares that are redeemed (either by selling your shares or exchanging into another Fund) within 60 days of purchase. Please see CHOOSING A SHARE CLASS -- REDEMPTION FEES for details.

      (5)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (6)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (7)The Fund pays an investment advisory fee of 0.73% and an administration fee of 0.22%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.85% for assets up to $500 million; 0.80% for assets in excess of $500 million and up to $1 billion; 0.75% for assets in excess of $1 billion and up to $1.5 billion; 0.70% for assets in excess of $1.5 billion and up to $3 billion; 0.68% for assets in excess of $3 billion and up to $6 billion; and 0.66% in excess of $6 billion.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - Class B shares convert to Class A shares after you've owned them for eight years

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $697     $955     $1,232     $2,021



         CLASS B SHARES                          $705     $934     $1,288     $2,155



         CLASS C SHARES                          $305     $634     $1,088     $2,348

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $205     $634     $1,088     $2,155



         CLASS C SHARES                          $205     $634     $1,088     $2,348

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISERS

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER. THE MASTER PORTFOLIO IS A "MULTI-MANAGER" FUND, WHICH MEANS THAT IT'S MANAGED BY MORE THAN ONE SUB-ADVISER. MARSICO CAPITAL MANAGEMENT, LLC (MARSICO CAPITAL) AND CAUSEWAY CAPITAL MANAGEMENT LLC (CAUSEWAY) EACH MANAGES APPROXIMATELY ONE-HALF OF THE ASSETS OF THE MASTER PORTFOLIO. JAMES G. GENDELMAN OF MARSICO CAPITAL AND CAUSEWAY'S PORTFOLIO MANAGEMENT TEAM MAKE THE DAY-TO-DAY INVESTMENT DECISIONS FOR THEIR PORTIONS OF THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL, MR. GENDELMAN AND CAUSEWAY STARTING ON PAGE 39.

WHY INVEST IN AN INTERNATIONAL STOCK FUND?

INTERNATIONAL STOCK FUNDS INVEST IN A DIVERSIFIED PORTFOLIO OF COMPANIES LOCATED IN MARKETS THROUGHOUT THE WORLD. THESE COMPANIES CAN OFFER INVESTMENT OPPORTUNITIES THAT ARE NOT AVAILABLE IN THE UNITED STATES. INVESTING INTERNATIONALLY ALSO INVOLVES SPECIAL RISKS NOT ASSOCIATED WITH INVESTING IN THE U.S. STOCK MARKET.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term capital growth by investing primarily in equity securities of non-United States companies in Europe, Australia, the Far East and other regions, including developing countries.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Columbia Multi-Advisor International
                   Equity Master Portfolio (the Master Portfolio). The Master Portfolio has the
                   same investment objective as the Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in equity securities of established companies located in at least three countries other than the United States. The investment managers select countries, including emerging market or developing countries, and companies they believe have the potential for growth.

The Master Portfolio primarily invests in equity securities which may include equity interests in foreign investment funds or trusts, convertible securities, real estate investment trust securities and depositary receipts.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The Master Portfolio may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

The Master Portfolio is a "multi-manager" fund. It has two different investment managers. Each is responsible for managing approximately one-half of the Master Portfolio's assets. The managers each have different, but complementary, investment styles:

  - Marsico Capital combines "top-down" macroeconomic analysis with a "bottom-up" stock selection that focuses primarily on investing in securities with earnings growth potential that may not be realized by other investors.

  - Causeway uses a "bottom-up" analysis and a disciplined value approach. Causeway seeks to invest in companies that it believes are currently undervalued by the market. Causeway makes investment decisions based on the following factors: low price-to-earnings ratios relative to the sector; high yields in dividends or share repurchases, low price-to-book value ratios and low price-to-cash flow ratios relative to the market; and financial strength.

The multi-manager strategy is based on the belief that having more than one manager may result in better performance and more stable returns over time.

A manager may sell a security when its price reaches a target set by the manager, if the company's growth prospects are deteriorating, when the manager believes other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Multi-Advisor International Equity Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The managers choose stocks they believe have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as expected, or will fall. There is also a risk that the Fund's multi-manager strategy may not result in better performance or more stable returns.

      - EMERGING MARKETS RISK -- Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Middle East, Asia or Africa, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic downturns in other countries. Some emerging countries have a higher risk of currency devaluation, and some countries may experience long periods of high inflation or rapid changes in inflation rates.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If the Master Portfolio invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FUTURES RISK -- This Master Portfolio may use futures contracts to convert currencies and to hedge against changes in foreign currency exchange rates. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
                ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                8.14%    1.04%   16.40%   39.13%   -15.33%  -20.84%  -13.99%  34.08%   17.62%   13.82%



               *Year-to-date return as of June 30, 2006: 8.70%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1999:           28.40%
         WORST: 3RD QUARTER 2002:         -19.15%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

BECAUSE CLASS R SHARES HAVE NOT BEEN OFFERED FOR A FULL CALENDAR YEAR, NO PERFORMANCE IS SHOWN FOR CLASS R SHARES.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the MSCI EAFE Index, an unmanaged, capitalization-weighted index consisting of securities listed on exchanges in European, Australasian and Far Eastern markets. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                       1 YEAR   5 YEARS   10 YEARS
         CLASS A SHARES RETURNS BEFORE TAXES            7.28%    2.88%     5.61%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                7.01%    2.80%     4.37%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES        5.24%    2.48%     4.21%



         CLASS B SHARES RETURNS BEFORE TAXES            8.06%    2.79%     5.31%



         CLASS C SHARES RETURNS BEFORE TAXES           12.10%    3.45%     5.53%



         MSCI EAFE INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                    13.54%    4.55%     5.84%

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class A, B, C and R shares can be found in the section HYPOTHETICAL
                   INVESTMENT AND EXPENSE INFORMATION.

         SHAREHOLDER FEES
         (Fees paid directly from your   Class A      Class B      Class C      Class R
         investment)                      Shares       Shares       Shares       Shares
         Maximum sales charge (load)
         imposed on purchases, as a %
         of offering price                5.75%         N/A          N/A          N/A



         Maximum deferred sales charge
         (load) as a % of the lower of
         the original purchase price
         or net asset value               1.00%(1)     5.00%(2)     1.00%(3)      N/A



         Redemption fee (as a
         percentage of total
         redemption proceeds)(4)          2.00%        2.00%        2.00%        2.00%



         ANNUAL FUND OPERATING EXPENSES(5)
         (Expenses that are deducted from the Fund's assets)(6)



         Management fees(7)               0.82%        0.82%        0.82%        0.82%



         Distribution (12b-1) and
         shareholder servicing fees       0.25%        1.00%        1.00%        0.50%



         Other expenses                   0.07%        0.07%        0.07%        0.07%
                                           -------      -------      -------      -------



         Total annual Fund operating
           expenses                       1.14%        1.89%        1.89%        1.39%
                                           =======      =======      =======      =======

      (1)This charge applies to investors who buy $1 million or more of Class A shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The redemption fee may apply to shares that are redeemed (either by selling your shares or exchanging into another Fund) within 60 days of purchase. Please see CHOOSING A SHARE CLASS -- REDEMPTION FEES for details.

      (5)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (6)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (7)The Fund pays an investment advisory fee of 0.65% and an administration fee of 0.17%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.70% for assets up to $500 million; 0.65% for assets in excess of $500 million and up to $1 billion; 0.60% for assets in excess of $1 billion and up to $ 1.5 billion; 0.55% for assets in excess of $1.5 billion and up to $3 billion; 0.53% for assets in excess of $3 billion and up to $6 billion; and 0.51% in excess of $6 billion.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B, Class C or Class R shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - Class B shares convert to Class A shares after you've owned them for eight years

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $685     $916     $1,167     $1,881



         CLASS B SHARES                          $692     $894     $1,221     $2,016



         CLASS C SHARES                          $292     $594     $1,021     $2,212



         CLASS R SHARES                          $142     $440       $761     $1,669

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $192     $594     $1,021     $2,016



         CLASS C SHARES                          $192     $594     $1,021     $2,212

COLUMBIA MARSICO INTERNATIONAL
OPPORTUNITIES FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MARSICO CAPITAL IS ITS SUB-ADVISER. JAMES G. GENDELMAN IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL AND MR. GENDELMAN STARTING ON PAGE
 39.

WHAT IS AN INTERNATIONAL FUND?

INTERNATIONAL STOCK FUNDS INVEST IN A DIVERSIFIED PORTFOLIO OF COMPANIES LOCATED IN MARKETS THROUGHOUT THE WORLD. THESE COMPANIES CAN OFFER INVESTMENT OPPORTUNITIES THAT ARE NOT AVAILABLE IN THE UNITED STATES. INVESTING INTERNATIONALLY ALSO INVOLVES SPECIAL RISKS NOT ASSOCIATED WITH INVESTING IN THE U.S. STOCK MARKET.

WHILE THIS FUND INVESTS IN A WIDE RANGE OF COMPANIES AND INDUSTRIES, IT HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF FUNDS. THIS MEANS IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED FUNDS. IT ALSO MEANS IT MAY HAVE RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Columbia Marsico International
                   Opportunities Master Portfolio (the Master Portfolio). The Master Portfolio has
                   the same investment objective as the Fund.

The Master Portfolio normally invests at least 65% of its assets in common stocks of foreign companies. While the Master Portfolio may invest in companies of any size, it focuses on large companies. These companies are selected for their long-term growth potential. The Master Portfolio normally invests in issuers from at least three different countries not including the United States and generally holds a core position of 35 to 50 common stocks. The Master Portfolio may invest in common stocks of companies operating in emerging markets.

The Master Portfolio may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

The Master Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

In selecting investments for the Master Portfolio, Marsico Capital uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macroeconomic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico Capital may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico Capital seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico Capital has observed.

Marsico Capital then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico Capital may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management, as well as with its customers, and (as relevant) suppliers, distributors and competitors. Marsico Capital also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico Capital in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico Capital may reduce or sell investments in portfolio companies if, in the opinion of Marsico Capital, a company's fundamentals change substantially, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The Master Portfolio's core investments generally are comprised of established companies and securities that exhibit growth characteristics. However, the Master Portfolio also may typically include companies with more aggressive growth characteristics, and companies undergoing significant changes: e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Marsico International Opportunities Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

      - EMERGING MARKETS RISK -- Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Middle East, Asia or Africa, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic downturns in other countries. Some emerging countries have a higher risk of currency devaluation, and some countries may experience long periods of high inflation or rapid changes in inflation rates.

      - STOCK MARKET RISK -- The value of any stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If the Master Portfolio invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - FUTURES RISK -- The Master Portfolio may use futures contracts to convert currencies and to hedge against changes in foreign currency exchange rates. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Master Portfolio's volatility.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                2001     2002     2003     2004     2005
                ----     ----     ----     ----     ----
               -14.74%  -7.77%   40.24%   16.76%   19.74%



               *Year-to-date return as of June 30, 2006: 6.54%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:           20.20%
         WORST: 3RD QUARTER 2001:         -18.23%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

BECAUSE CLASS R SHARES HAVE NOT BEEN OFFERED FOR A FULL CALENDAR YEAR, NO PERFORMANCE IS SHOWN FOR CLASS R SHARES.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the MSCI EAFE Index, an unmanaged, capitalization-weighted index consisting of securities listed on exchanges in European, Australasian and Far Eastern markets. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                                         1 YEAR   5 YEARS    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES             12.81%    7.76%     5.84%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                 11.90%    7.42%     5.53%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES          9.09%    6.56%     4.89%



         CLASS B SHARES RETURNS BEFORE TAXES             13.85%    7.94%     6.06%



         CLASS C SHARES RETURNS BEFORE TAXES             17.85%    8.21%     6.20%



         MSCI EAFE INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                      13.54%    4.55%     2.89%

      *THE INCEPTION DATE OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       IS AUGUST 1, 2000. THE RETURN FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class A, B, C and R shares can be found in the section HYPOTHETICAL
                   INVESTMENT AND EXPENSE INFORMATION.

         SHAREHOLDER FEES
         (Fees paid directly from your       Class A   Class B   Class C    Class R
         investment)                         Shares    Shares     Shares     Shares
         Maximum sales charge (load)
         imposed on purchases, as a % of
         offering price                       5.75%      N/A       N/A        N/A



         Maximum deferred sales charge
         (load) as a % of the lower of the
         original purchase price or net
         asset value                         1.00%(1)  5.00%(2)  1.00%(3)     N/A



         Redemption fee (as a percentage of
         total redemption proceeds)(4)        2.00%     2.00%      2.00%      2.00%



         ANNUAL FUND OPERATING EXPENSES(5)
         (Expenses that are deducted from the Fund's assets)(6)



         Management fees(7)                   1.02%     1.02%      1.02%      1.02%



         Distribution (12b-1) and
         shareholder servicing fees           0.25%     1.00%      1.00%      0.50%



         Other expenses                       0.07%     0.07%      0.07%      0.07%
                                               -----     -----      -----      -----



         Total annual Fund operating
         expenses(8)                          1.34%     2.09%      2.09%      1.59%
                                               =====     =====      =====      =====

      (1)This charge applies to investors who buy $1 million or more of Class A shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The redemption fee may apply to shares that are redeemed (either by selling your shares or exchanging into another Fund) within 60 days of purchase. Please see CHOOSING A SHARE CLASS -- REDEMPTION FEES for details.

      (5)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (6)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (7)The Fund pays an investment advisory fee of 0.80% and an administration fee of 0.22%.

      (8)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 1.75%, 2.50%, 2.50% and 2.00%, respectively, for Class A, Class B, Class C and Class R shares until July 31, 2007. There is no guarantee that these limitations will continue after July 31, 2007.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B, Class C or Class R shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - Class B shares convert to Class A shares after you've owned them for eight years

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $704     $975     $1,267     $2,095



         CLASS B SHARES                          $712     $955     $1,324     $2,229



         CLASS C SHARES                          $312     $655     $1,124     $2,421



         CLASS R SHARES                          $162     $502       $866     $1,889

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $212     $655     $1,124     $2,229



         CLASS C SHARES                          $212     $655     $1,124     $2,421

Other important information
[LINE GRAPH GRAPHIC]

You'll find specific information about each Fund's investment objective, principal investment strategies and risks in the descriptions starting on page
5. The following are some other risks and information you should consider before you invest:

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Any Fund with an 80% Policy may change it without shareholder approval by giving shareholders at least 60 days' notice. Other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund that is not already a feeder fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund it will have the additional risks of investing in a master portfolio.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio manager or portfolio management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      - INVESTMENT IN COLUMBIA MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Funds may invest their assets in the Columbia Money Market Funds. The Adviser and its affiliates are entitled to receive fees from the Columbia Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. The Adviser may waive fees which it is entitled to receive from either the Columbia Money Market Funds or the Funds.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

      - SECURITIES LENDING PROGRAM -- A Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned. It is possible that some of the approved broker-dealers or other financial institutions involved in the loans may be affiliates of Bank of America.

      - EMERGING MARKETS RISK -- Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Middle East, Asia or Africa, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic downturns in other countries. Some emerging countries have a higher risk of currency devaluation, and some countries may experience long periods of high inflation or rapid changes in inflation rates.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, distribution, administration, shareholder servicing, transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Columbia Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Columbia Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI and on the Columbia Funds' website. In addition, a complete list of each Fund's portfolio holdings for each calendar month will be available on the Columbia Funds website at www.columbiafunds.com under Fund Portfolio Data, 30 calendar days following each month-end and will remain posted on the website for three months.

      - PORTFOLIO TURNOVER -- A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxable to individual shareholders at higher rates than long-term capital gains for federal income tax purposes. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. You'll find the portfolio turnover rates for each other Fund in FINANCIAL HIGHLIGHTS or in the Funds' annual report.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- Each Fund may incur significant transaction costs that are in addition to the total annual Fund operating expenses disclosed in the fee tables. These transaction costs are made up of all the costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Fund's transaction costs are not.

How the Funds are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER (COLUMBIA MANAGEMENT ADVISORS, LLC) AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 100 mutual fund portfolios in the Columbia Funds Family, including the International/Global Stock Funds described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities and money market instruments. The Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions.

Columbia Management currently has approximately $312 billion in assets under management, which consists of assets under the discretionary management of both the Adviser and Columbia Wanger Asset Management, L.P.

Columbia Funds pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. The Adviser uses part of this money to pay investment sub-advisers for the services they provide to the Funds.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with the Adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

The Adviser has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2007. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that the Adviser will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees the Adviser can receive, along with the actual advisory fees the Adviser and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements. Certain Funds have a breakpoint schedule for their advisory fees. Please refer to the fee tables of the Funds for the specifics of any applicable breakpoint schedule.

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                                         ACTUAL FEE
                                                            MAXIMUM       PAID LAST
                                                          ADVISORY FEE   FISCAL YEAR
  COLUMBIA GLOBAL VALUE FUND                                 0.90%          0.90%



  COLUMBIA INTERNATIONAL VALUE FUND(1)                       0.85%          0.73%



  COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND(1)        0.70%          0.65%



  COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND(1)       0.80%          0.80%

(1)THESE FUNDS DON'T HAVE THEIR OWN INVESTMENT ADVISER BECAUSE THEY INVEST IN COLUMBIA INTERNATIONAL VALUE MASTER PORTFOLIO, COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY MASTER PORTFOLIO AND COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES MASTER PORTFOLIO, RESPECTIVELY. THE ADVISER EARNS ITS FEE AS THE INVESTMENT ADVISER TO EACH MASTER PORTFOLIO.

INVESTMENT SUB-ADVISERS


Columbia Funds and the Adviser engage one or more investment sub-advisers for the Funds to make day-to-day investment decisions for the Fund. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and the Funds have applied for relief from the SEC to permit the Funds to act on many of the Adviser's recommendations with approval only by the Board and not by Fund shareholders. The Adviser or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

A discussion regarding the basis for the Board of Trustees approving the investment sub-advisory agreement with each sub-adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

Columbia Funds and the Adviser have engaged the following investment sub-advisers to provide day-to-day portfolio management for certain Funds. These sub-advisers function under the supervision of the Adviser and the Board of Columbia Funds.

Information about the sub-advisers and the portfolio managers and/or team members of the sub-advisers that are responsible for the day-to-day investment decisions for the Funds is provided below. The SAI provides additional information about the compensation of these portfolio managers/team members, other accounts managed by the portfolio managers/team members and the portfolio managers'/team members' ownership of securities in the Funds.

--------------------------------------------------------------------------------

BRANDES INVESTMENT
PARTNERS, L.P.

11988 EL CAMINO REAL
SUITE 500
SAN DIEGO, CALIFORNIA 92130

--------------------------------------------------------------------------------


BRANDES INVESTMENT PARTNERS, L.P.

Founded in 1974, Brandes is an investment advisory firm with 74 investment professionals. As of June 30, 2006, Brandes managed more than $85 billion in assets. Brandes uses a value-oriented approach to managing global investments, seeking to build wealth by buying high quality, undervalued stocks.

Brandes is the investment sub-adviser to Columbia Global Value Fund and Columbia International Value Master Portfolio. The following are the eight voting members of Brandes' Large Cap Investment Committee who are jointly responsible for making the day-to-day investment decisions for the Fund and the Master
Portfolio:

                                             LENGTH OF SERVICE
          NAME AND TITLE               WITH THE FUND/MASTER PORTFOLIO
  -------------------------------  --------------------------------------
  GLENN R. CARLSON                 THE FUND SINCE INCEPTION
  CHIEF EXECUTIVE OFFICER          THE MASTER PORTFOLIO SINCE 1996



  BRENT V. WOODS                   THE FUND SINCE INCEPTION
  MANAGING DIRECTOR - INVESTMENTS  THE MASTER PORTFOLIO SINCE 1996



  WILLIAM PICKERING                THE FUND SINCE INCEPTION
  DIRECTOR - INVESTMENTS           THE MASTER PORTFOLIO SINCE 1996



  AMELIA MACCOUN MORRIS            THE FUND SINCE INCEPTION
  DIRECTOR-INVESTMENTS             THE MASTER PORTFOLIO SINCE 1998



  KEITH COLESTOCK                  THE FUND SINCE INCEPTION
  DIRECTOR-INVESTMENTS             THE MASTER PORTFOLIO SINCE 1996



  DOUGLAS C. EDMAN                 THE FUND SINCE INCEPTION
  DIRECTOR-INVESTMENTS             THE MASTER PORTFOLIO SINCE 1996



  W. JAMES BROWN                   THE FUND SINCE INCEPTION
  DIRECTOR-INVESTMENTS             THE MASTER PORTFOLIO SINCE 1996



  BRENT FREDBERG                   THE FUND SINCE 2005
  SENIOR RESEARCH ANALYST          THE MASTER PORTFOLIO SINCE 2005

GLENN R. CARLSON, CFA has served as Chief Executive Officer of Brandes since 2004 and is a member of the firm's Executive Committee. Prior to 2004 Mr. Carlson served as Co-Chief Executive Officer of Brandes, and from 1996 to 2002 he served as a Managing Partner at Brandes. Mr. Carlson contributes to the investment process as a member of Brandes' Investment Oversight Committee and as a voting member of the Large Cap Investment Committee. Mr. Carlson also serves as a senior institutional portfolio manager for a limited number of client relationships and oversees Brandes' Portfolio Management/Client Services department. Mr. Carlson earned his BA from the University of California, San Diego. He is a member of the Financial Analysts Society of San Diego and has 23 years of investment experience.

BRENT V. WOODS, CFA has served as Managing Director of Investments at Brandes since 2002 and is a member of the firm's Executive Committee. From 1998 to 2002 Mr. Woods served as a Managing Partner at Brandes. As Managing Director of Investments, Mr. Woods has responsibility for the securities research efforts of the firm and oversight of the product investment committees. Mr. Woods is also a member of Brandes' Investment Oversight Committee and a voting member of the Large Cap Investment Committee. Prior to joining Brandes, Mr. Woods worked as an attorney with a Wall Street law firm, specializing in public and private securities offerings, as well as mergers and acquisitions. Mr. Woods earned his AB, Phi Beta Kappa, from Princeton University, a master's degree in international studies from St. John's College at Cambridge University, England, and a JD, cum laude, from Harvard Law School. He has 11 years of investment experience.

WILLIAM PICKERING, CFA has served as a Director of Investments at Brandes since 1998. Mr. Pickering is a member of Brandes' Investment Oversight Committee and is also a voting member of three of the firm's investment committees (Large Cap, Small Cap, and Emerging Markets). Before joining Brandes as a portfolio manager in 1991, Mr. Pickering worked as a registered representative at various financial service companies. Mr. Pickering earned his BA and MBA degrees in finance from San Diego State University. He is a member of the Financial Analysts Society of San Diego, and has 23 years of investment experience.

KEITH COLESTOCK, CFA has served as a Director of Investment at Brandes since 2004, and from 2001 to 2004 served as a Senior Research Analyst at Brandes. Mr. Colestock is also a voting member of Brandes' Large Cap and Mid Cap Investment Committees. Prior to joining Brandes as a portfolio manager in 1995, Mr. Colestock served as senior equity analyst and director of research for an investment research firm in San Diego. Before that, Mr. Colestock was an independent demographic consultant to retail real estate developers. Mr. Colestock earned his BA in business administration from California State University, Fullerton and is a current member and past president of the Financial Analysts Society of San Diego. Mr. Colestock has 16 years of investment experience.

AMELIA MACCOUN MORRIS, CFA has served as a Director of Investments at Brandes since 2004. From 1998 to 2004 Ms. Maccoun Morris served as a Senior Research Analyst at Brandes. As a Director of Investments, Ms. Maccoun Morris is responsible for overseeing and directing equity research activities in the telecommunications, media, and consumer sectors. In addition, Ms. Maccoun Morris contributes to the investment process as a member of Brandes' Investment Oversight Committee and is a voting member of the firm's Large Cap and Emerging Markets Investment Committees. Prior to joining Brandes, Ms. Maccoun Morris worked in corporate finance, specializing in non-U.S. equity offerings, and as a senior equity analyst with an international investment bank. Ms. Maccoun Morris holds an MBA from the University of Chicago, and graduated Phi Beta Kappa, cum laude, with a degree in economics from the University of California, Davis. She has 18 years of investment experience.

DOUGLAS C. EDMAN, CFA has served as a Director of Investments at Brandes since 2004. From 2000 to 2004 Mr. Edman served as a Senior Research Analyst at Brandes. Mr. Edman is a voting member of the Large Cap Investment Committee and leads Brandes' research efforts in the basic materials sector and performs research in the oil and gas sectors. Before joining Brandes as a portfolio manager in 1995, Mr. Edman worked for a major securities firm as a credit analyst where he managed the credit rating agency relationships and commercial paper programs for clients in the energy and telecommunications industries. Mr. Edman also worked for a large oil company as a project engineer and was responsible for the design and construction of oil field processing facilities. Mr. Edman graduated from the University of Southern California with a BS in chemical engineering. He earned his MBA in finance from The Wharton Business School at the University of Pennsylvania. Mr. Edman is a member of the Financial Analysts Society of San Diego and has 16 years of investment experience.

W. JAMES BROWN, CFA has served a Director of Investments at Brandes since 2004. Prior to 2004 Mr. Brown served a Senior Research Analyst at Brandes. Mr. Brown is a voting member of the Large Cap Investment Committee and also leads the firm's research efforts in the financial institutions and utilities sectors. Prior to joining Brandes in 1996, Mr. Brown was a senior vice president with a major national banking organization where he served in various capacities, including senior portfolio manager, regional director of investments, and head of Texas private banking. Mr. Brown's prior professional experience includes 10 years as an Air Force pilot and 10 years as an investment consultant with a large Wall Street firm. Mr. Brown earned a BS degree from the United States Air Force Academy and an MBA from Harvard Business School. He has 22 years of investment experience.

BRENT FREDBERG has served as a Senior Research Analyst at Brandes since 2003, and served as an Analyst at Brandes from 1999 to 2003. Mr. Fredberg is responsible for research in the technology and household durables area and is a voting member of the firm's Large Cap Investment Committee. Prior to joining Brandes, Mr. Fredberg worked for a major U.S. consumer products company as a financial analyst and controller. Mr. Fredberg earned his MBA with distinction from Northwestern University's Kellogg Graduate School of Management and his BS in finance, with distinction, from the University of Iowa. Mr. Fredberg is a CPA and CMA, with 12 years of finance and investment experience.

--------------------------------------------------------------------------------

MARSICO CAPITAL MANAGEMENT, LLC

1200 17TH STREET
SUITE 1600
DENVER, COLORADO 80202

--------------------------------------------------------------------------------


MARSICO CAPITAL MANAGEMENT, LLC

Marsico Capital was organized in 1997 as a registered investment adviser and is an indirect, wholly-owned subsidiary of Bank of America. Marsico Capital provides investment services to mutual funds and private accounts, and as of December 31, 2005, had approximately $63 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of Marsico Capital.

Marsico Capital is the investment sub-adviser to:

  - Columbia Marsico International Opportunities Master Portfolio

Marsico Capital is a co-investment sub-adviser to:

  - Columbia Multi-Advisor International Equity Master Portfolio

JAMES G. GENDELMAN has been the portfolio manager of Columbia Marsico International Opportunities Master Portfolio since August 2000 and has been the portfolio manager of Marsico Capital's portion of Columbia Multi-Advisor International Equity Master Portfolio since July 2000. Prior to joining Marsico Capital in May 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs & Co. He holds a Bachelor's degree in Accounting from Michigan State University and an MBA in Finance from the University of Chicago. Mr. Gendelman was a certified public accountant for Ernst & Young from 1983 to 1985.

--------------------------------------------------------------------------------

CAUSEWAY CAPITAL
MANAGEMENT LLC

11111 SANTA MONICA BOULEVARD
SUITE 1550
LOS ANGELES, CALIFORNIA 90025

--------------------------------------------------------------------------------


CAUSEWAY CAPITAL MANAGEMENT LLC

Founded in June 2001, Causeway is a registered investment adviser and is majority-owned by its employees. As of May 31, 2006, Causeway had $16.2 billion in assets under management.

Causeway is one of the two investment sub-advisers to Columbia Multi-Advisor International Equity Master Portfolio. Causeway's portfolio management team is responsible for making the day-to-day investment decisions for its portion of the Master Portfolio. Sarah H. Ketterer, Harry W. Hartford, James A. Doyle, Jonathan P. Eng and Kevin V. Durkin are the members of the team. Information about the team members follows.


                                   LENGTH OF SERVICE
        NAME AND TITLE         WITH THE MASTER PORTFOLIO
  ---------------------------  -------------------------
  SARAH H. KETTERER            SINCE MAY 2004
  CHIEF EXECUTIVE OFFICER



  HARRY W. HARTFORD            SINCE MAY 2004
  PRESIDENT



  JAMES A. DOYLE               SINCE MAY 2004
  DIRECTOR



  JONATHAN P. ENG              SINCE MAY 2004
  VICE PRESIDENT



  KEVIN V. DURKIN              SINCE MAY 2006
  VICE PRESIDENT

SARAH H. KETTERER is the Chief Executive Officer of Causeway and is responsible for research in the global financials and healthcare sectors. Ms. Ketterer co-founded Causeway in June 2001. Prior to that, she was with the Hotchkis and Wiley division of Merrill Lynch Investment Managers, L.P. ("MLIM") since 1996, where she was a Managing Director and co-head of the International and Global Value Equity Team in Los Angeles. Ms. Ketterer has a BA from Stanford University and an MBA from the Amos Tuck School, Dartmouth College.


HARRY W. HARTFORD is the President of Causeway and is responsible for research in the global financials and materials sectors. Mr. Hartford co-founded Causeway in June 2001. Prior to that, he was with the Hotchkis and Wiley division of MLIM since 1996, where he was a Managing Director and co-head of the International and Global Value Equity Team in Los Angeles. Mr. Hartford has a BA, with honors, from the University of Dublin, Trinity College, and an MSc in Economics from Oklahoma State University.


JAMES A. DOYLE is a Director of Causeway and is responsible for research in the global consumer discretionary, financials and information technology sectors. He joined Causeway in June 2001. Previously, Mr. Doyle was with the Hotchkis and Wiley division of MLIM since 1997, where he was a Vice President and the head of investment research for the International and Global Value Equity Team in Los Angeles. Mr. Doyle has a BA from Northwestern University and an MBA in Finance from the Wharton School, University of Pennsylvania.


JONATHAN P. ENG is a Vice President of Causeway and is responsible for research in the consumer discretionary, industrials and materials sectors. Mr. Eng joined the firm in July 2001. From 1997 to July 2001, Mr. Eng was with the Hotchkis and Wiley division of MLIM in Los Angeles and London, where he was an equity research associate for the International and Global Value Equity Team. Mr. Eng has a BA from Brandeis University and an MBA from the Anderson Graduate School of Management at UCLA.


KEVIN V. DURKIN is a Vice President of Causeway and is responsible for research in the global consumer staples, industrials and energy sectors. Mr. Durkin joined the firm in June 2001. From 1999 to June 2001, Mr. Durkin was with the Hotchkis and Wiley division of MLIM in Los Angeles, where he was an equity research associate for the International and Global Value Equity Team. Mr. Durkin has a BS, cum laude, from Boston College and an MBA from the University of Chicago.

OTHER SERVICE PROVIDERS

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02111-2621

--------------------------------------------------------------------------------


The Funds are distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer and an indirect, wholly-owned subsidiary of Bank of America Corporation. The Distributor may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------


Columbia Management Advisors, LLC is the administrator of the Funds (Administrator), and is responsible for overseeing the administrative operations of the Funds. Columbia Global Value Fund pays the Administrator a fee of 0.17% for its services, plus certain out-of-pocket expenses. Columbia International Value Fund and Columbia Marsico International Opportunities Fund pay the Administrator a fee of 0.22%* for its services, plus certain out-of-pocket expenses. Columbia Multi-Advisor International Equity Fund pays the Administrator a fee of 0.17%* for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.

* This amount represents the combined administration fees paid by the Funds and their respective Master Portfolios.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc. is the transfer agent for the Funds' shares (Transfer Agent), and an indirect, wholly-owned subsidiary of Bank of America Corporation. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Choosing a share class

[ABC GRAPHIC]

--------------------------------------------------------------------------------

WE'VE USED THE TERM INVESTMENT PROFESSIONAL TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING CLASS A, CLASS B AND CLASS C SHARES OF THE COLUMBIA FUNDS. SELLING AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.

WE'VE USED THE TERM RETIREMENT PLAN ADMINISTRATOR TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING CLASS R SHARES OF THE FUNDS.




 FOR MORE INFORMATION ABOUT HOW TO CHOOSE A SHARE CLASS, CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL US AT 1.800.345.6611.




 BEFORE YOU INVEST, PLEASE NOTE THAT, OVER TIME, DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES WILL INCREASE THE COST OF YOUR INVESTMENT, AND MAY COST YOU MORE THAN ANY SALES CHARGES YOU MAY PAY. FOR MORE INFORMATION, SEE HOW SELLING AND SERVICING AGENTS ARE PAID.

--------------------------------------------------------------------------------


Before you can invest in the Funds, you'll need to choose a share class. There are four classes of shares of each Fund offered by this prospectus. Each class has its own sales charges and fees. In certain circumstances, these sales charges and fees may be reduced or waived, as described below and in the SAI. The table below compares the charges and fees and other features of the share classes.

                               CLASS A              CLASS B             CLASS C             CLASS R
                               SHARES               SHARES              SHARES              SHARES
  MAXIMUM AMOUNT YOU
  CAN BUY                     NO LIMIT           UP TO $50,000     UP TO $1 MILLION        NO LIMIT



  MAXIMUM FRONT-END
  SALES CHARGE                  5.75%                NONE                NONE                NONE



  MAXIMUM DEFERRED
  SALES CHARGE                1.00%(1)             5.00%(2)            1.00%(3)              NONE



  REDEMPTION FEE(4)             2.00%                2.00%               2.00%               2.00%



  MAXIMUM ANNUAL                                     0.75%               0.75%
  DISTRIBUTION AND              0.25%            DISTRIBUTION        DISTRIBUTION            0.50%
  SHAREHOLDER SERVICING     DISTRIBUTION        (12B-1) FEE AND     (12B-1) FEE AND      DISTRIBUTION
  FEES                   (12B-1)/SERVICE FEE   0.25% SERVICE FEE   0.25% SERVICE FEE      (12B-1) FEE



  CONVERSION FEATURE            NONE                  YES                NONE                NONE

(1)This charge applies to investors who buy $1 million or more of Class A shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(2)This charge decreases over time. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(4)The redemption fee may apply to shares purchased after August 1, 2002 that are redeemed (either by selling your shares or exchanging into another Fund) within 60 days of purchase. Please see CHOOSING A SHARE CLASS -- REDEMPTION FEES for details.

The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge, if any.

The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies and when you're required to pay the charge. You should think about these things carefully before you invest.

Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made.

Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

Class A shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Funds, unless you qualify for a waiver or reduction of the sales charge. However, Class A shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Class B and Class C shares. This means that Class A shares can be expected to pay relatively higher distributions per share.

Class B shares have limits on how much you can invest. When you buy Class B or Class C shares, the full amount is invested in the Funds. However, you may pay a CDSC when you sell your shares. Over time, Class B and Class C shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Class A shares. Although the full amount of your purchase is invested in the Funds, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Class B and Class C shares. You should also consider the conversion feature for Class B shares, which is described in ABOUT CLASS B SHARES.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



[A SHARES GRAPHIC] ABOUT CLASS A SHARES

      There is no limit to the amount you can invest in Class A shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. Shares you purchase with reinvested distributions are not subject to a sales charge. To determine the sales charge you pay on additional investments in Class A shares, we will add the amount of your additional investment to the current value of your account and base the sales charge on that total amount.

      FRONT-END SALES CHARGE

      You'll pay a front-end sales charge when you buy Class A shares, unless:

        - you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section, WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE OR REDEMPTION FEE -- FRONT END SALES CHARGES

        - you received the shares from reinvested distributions

      The sales charge you'll pay depends on the Fund you're buying and the amount you're investing -- generally, the larger the investment, the smaller the percentage sales charge.

                                                                           AMOUNT RETAINED
                                   SALES CHARGE       SALES CHARGE AS     BY SELLING AGENTS
                                   AS A % OF THE       A % OF THE NET       AS A % OF THE
         AMOUNT YOU BOUGHT       OFFERING PRICE(1)   AMOUNT INVESTED(1)    OFFERING PRICE
         $0 - $49,999                  5.75%               6.10%                5.00%



         $50,000 - $99,999             4.50%               4.71%                3.75%



         $100,000 - $249,999           3.50%               3.63%                2.75%



         $250,000 - $499,999           2.50%               2.56%                2.00%



         $500,000 - $999,999           2.00%               2.04%                1.75%



         $1,000,000 OR MORE            0.00%               0.00%                1.00%(2)

      (1)The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge in the table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and of your net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

      (2)1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25% on amounts over $50,000,000. The Distributor pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within twelve months from the time they were bought. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      CONTINGENT DEFERRED SALES CHARGE



      Class A shares bought without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1% CDSC if the shares are sold within 12 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million (but less than $50 million) are subject to a CDSC if redeemed within 12 months of the date of purchase. The 12 months begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee based program.

      You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.


[B SHARES GRAPHIC] ABOUT CLASS B SHARES


--------------------------------------------------------------------------------

CLASS B SHARES ARE NOT INTENDED FOR PURCHASE OF $50,000 OR MORE. YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR ENSURING THAT YOUR INVESTMENT IN CLASS B SHARES DOES NOT REACH THE $50,000 MAXIMUM, AND COLUMBIA FUNDS CANNOT ENSURE THAT IT WILL IDENTIFY PURCHASE ORDERS THAT WOULD CAUSE YOUR INVESTMENT IN CLASS B SHARES TO REACH THE MAXIMUM ALLOWED AMOUNT.

--------------------------------------------------------------------------------


Purchases up to $50,000 are allowed in Class B shares assuming the combined value of the customer's total assets in the Columbia Funds does not reach $50,000. Purchases in Class B shares that bring the combined value of a customer's total assets to $50,000 or above will be rejected. A customer's total assets may include accounts for immediate family members. Group Plan accounts are valued at the plan level.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC when you sell your Class B shares, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE OR REDEMPTION FEE -- CONTINGENT DEFERRED SALES CHARGES.

      The CDSC you pay depends on how long you held your shares.

         IF YOU SELL YOUR SHARES
         DURING THE FOLLOWING YEAR:                                    YOU'LL PAY A CDSC OF:
         -----------------------------------------------------------------------------------
                                                                         SHARES YOU BOUGHT
                                                                         AFTER 11/15/1998
                                                                       ---------------------
         THE FIRST YEAR YOU OWN THEM                                           5.0%



         THE SECOND YEAR YOU OWN THEM                                          4.0%



         THE THIRD YEAR YOU OWN THEM                                           3.0%



         THE FOURTH YEAR YOU OWN THEM                                          3.0%



         THE FIFTH YEAR YOU OWN THEM                                           2.0%



         THE SIXTH YEAR YOU OWN THEM                                           1.0%



         AFTER SIX YEARS OF OWNING THEM                                        NONE

      Certain investments in Class B shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

      Your selling agent receives compensation when you buy Class B shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      ABOUT THE CONVERSION FEATURE



      Class B shares generally convert automatically to Class A shares after you've owned them for eight years.

      The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase total returns.

      Here's how the conversion works:

        - Shares are converted on or about the 15th day of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

        - You'll receive the same dollar value of Class A shares as the Class B shares that were converted. No sales charge or other charges apply.

        - Class B shares that you received from an exchange of Class B shares of another Columbia Fund will convert based on the day you bought the original shares.

        - Conversions are free from federal income tax.


[C SHARES GRAPHIC] ABOUT CLASS C SHARES

      There is a $1 million limit to the amount you can purchase in Class C shares. You don't pay a sales charge when you buy Class C shares, but you may pay a CDSC when you sell them. Purchases of $1 million or more will be rejected.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC of 1.00% when you sell Class C shares within one year of buying them, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE OR REDEMPTION FEE -- CONTINGENT DEFERRED SALES CHARGES.

      Certain investments in Class C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

      Your selling agent receives compensation when you buy Class C shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.


[R SHARES GRAPHIC] ABOUT CLASS R SHARES

      ELIGIBLE INVESTORS



      Class R shares are available to certain eligible investors and must be purchased through eligible retirement plans. Eligible investors are as follows:

        - 401(k) plans;

        - 457 plans;

        - employer-Sponsored 403(b) plans;

        - profit sharing and money purchase pension plans;

        - defined benefit plans; and

        - non-qualified deferred compensation plans ("eligible retirement plans").

      Class R shares will not be available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs, individual 403(b) plans or 529 tuition programs.

      The Funds reserve the right to change the criteria for eligible investors. The Funds also reserve the right to refuse a purchase order for any reason, including if they believe that doing so would be in the best interest of the Funds and their shareholders.

REDEMPTION FEES

(Class A, Class B, Class C and Class R shares)

The International/Global Stock Funds assess, subject to limited exceptions, a 2.00% redemption fee on the proceeds of Fund shares that are redeemed (either by selling shares or exchanging into another Fund) within 60 days of their purchase. The redemption fee is paid to the Fund from which you are redeeming shares (including redemptions by exchange).

The redemption fee is imposed on Fund shares redeemed (including redemptions by exchange) within 60 days of purchase. In determining which shares are being redeemed, we generally apply a first-in, first-out approach. For Fund shares acquired by exchange, the holding period prior to the exchange will not be considered in determining whether to apply the redemption fee.

The redemption fee will not be imposed if you qualify for a waiver and the Fund has received proper notification. We'll redeem any shares that are eligible for a waiver first. You can find out if you qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE OR REDEMPTION FEE -- REDEMPTION FEES. For a discussion of the effects of market timing please see the section BUYING, SELLING AND EXCHANGING SHARES -- SHORT-TERM TRADING ACTIVITY AND MARKET TIMING.

--------------------------------------------------------------------------------

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR YOUR RETIREMENT PLAN ADMINISTRATOR FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF SALES CHARGES AND REDEMPTION FEES.

YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR NOTIFYING COLUMBIA FUNDS THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE BUYING OR SELLING SHARES.

WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

--------------------------------------------------------------------------------


WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE OR REDEMPTION FEE

You may be eligible for a waived or reduced front-end sales charge (often referred to as a "breakpoint discount"), CDSC or redemption fee. Restrictions may apply to certain accounts and certain transactions. Information about these reductions and waivers is provided below and may also be discussed in the SAI, which is available at www.columbiafunds.com. Please contact your investment professional or your retirement plan administrator, or contact Columbia Funds at
1.800.345.6611 to determine whether you qualify for a reduction or waiver of these charges.

The types of accounts that may be aggregated to obtain one of the breakpoint discounts described below include individual accounts, joint accounts, certain IRA accounts, certain trusts and UTMA/UGMA accounts. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own shares of Columbia Funds.

The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Columbia Funds Family. To obtain a breakpoint, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisor's failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Fund's Transfer Agent, you will need to provide the foregoing information to a Transfer Agent representative at the time you purchase shares.

--------------------------------------------------------------------------------

FOR PURPOSES OF OBTAINING A BREAKPOINT DISCOUNT, MEMBERS OF YOUR "IMMEDIATE FAMILY" INCLUDE YOUR SPOUSE, PARENT, STEP-PARENT, LEGAL GUARDIAN, CHILD, STEP-CHILD, FATHER-IN-LAW AND MOTHER-IN-LAW.

--------------------------------------------------------------------------------


      FRONT-END SALES CHARGES
      (Class A shares)



      There are two ways you can lower the front-end sales charge you pay on Class A shares:

        - RIGHTS OF ACCUMULATION
          The value of eligible accounts (regardless of class) maintained by you and each member of your immediate family may be combined with the value of your current purchase to reach a sales charge discount level (according to the chart of Class A sales charges, above) and to obtain the lower sales charge for your current purchase. To calculate the combined value of the accounts, the Fund will use the shares' current public offering price.

        - STATEMENT OF INTENT
          You also may pay a lower sales charge when purchasing Class A shares by signing a letter of intent. By doing so, you would be able to pay the lower sales charge on all purchases made under the letter of intent within 13 months.

          As described in the chart in the section ABOUT CLASS A SHARES -- FRONT-END SALES CHARGE, the first breakpoint discount will be applied when total purchases reach $50,000. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. To calculate the total value of your Statement of Intent purchases, a Fund will use the historic cost (i.e. dollars invested) of the shares held in each eligible account. You must retain all records necessary to substantiate historic costs because the Fund and your financial intermediary may not maintain this information.

         - WHAT ACCOUNTS ARE ELIGIBLE FOR BREAKPOINT DISCOUNTS?
           The types of eligible accounts that may be aggregated to obtain one or both of the breakpoint discounts described above include:

           - individual accounts

           - joint accounts

           - certain IRA accounts

           - certain trusts

           - UTMA/UGMA accounts

           For the purposes of obtaining a breakpoint discount, members of your "immediate family" include your spouse, parent, step parent, legal guardian, child, step child, father in-law and mother in-law. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own Columbia Fund shares. The value of your investment in certain Money Market Funds held in an eligible account may be aggregated with your investments in other funds in the Columbia Funds family of funds to obtain a breakpoint discount through a Right of Accumulation. Certain Money Market Funds may also be included in the aggregation for a Statement of Intent for shares that have been charged a commission for purposes of obtaining a breakpoint discount.

         - HOW DO I OBTAIN A BREAKPOINT DISCOUNT?
           The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Columbia Funds family of funds. To obtain any of the above breakpoint discounts, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisor's failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Fund's Transfer Agent, you will need to provide the foregoing information to a Transfer Agent representative at the time you purchase shares.

         - HOW CAN I OBTAIN MORE INFORMATION ABOUT BREAKPOINT DISCOUNTS?
           Certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. Restrictions may apply to certain accounts and certain transactions. Further information regarding these discounts may be found in the Fund's SAI and at www.columbiafunds.com.

      The following investors can buy Class A shares without paying a front-end sales charge:

        - full-time employees and retired employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

        - banks, trust companies and thrift institutions, acting as fiduciaries

        - individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the Funds within 90 days of the date of distribution

        - Columbia Funds' Trustees, Directors and employees of its investment sub-advisers

        - registered broker/dealer firms that have entered into a Columbia Funds dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only

        - registered personnel and employees of these broker/dealers and their family members may buy Class A shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

        - employees or partners of any service provider to the Funds

        - investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

        - shareholders of certain Funds that reorganized into the Columbia Funds who were entitled to buy shares at net asset value

      The following plans can buy Class A shares without paying a front-end sales charge:

        - pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the Internal Revenue Code

        - employee benefit plans created according to Section 403(b) of the Internal Revenue Code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the Internal Revenue Code. To qualify for the waiver, the plan must:

          - have at least $500,000 invested in Class A shares of Columbia Funds (except Money Market Funds), or

          - sign a letter of intent to buy at least $500,000 of Class A shares of Columbia Funds (except Money Market Funds), or

          - be an employer-sponsored plan with at least 100 eligible participants, or

          - be a participant in an alliance program that has signed an agreement with the Fund or a selling agent

        - certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

      You can also buy Class A shares without paying a sales charge if you buy the shares within 365 days of selling Class A, Class B, Class C or Class R shares of the same Fund. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. The Transfer Agent, Distributor or their agents must receive your written request within 365 days after you sell your shares.

      CONTINGENT DEFERRED SALES CHARGES
      (Class A, Class B and Class C shares)

      You won't pay a CDSC in the following circumstances:

      DEATH: CDSCs may be waived on redemptions following the death of:

        - the sole shareholder on an individual account

        - a joint tenant where the surviving joint tenant is the deceased's spouse

        - the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfer to Minors Act (UTMA) or other custodial account.

      If the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

      AUTOMATIC WITHDRAWAL PLAN (AWP): CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual AWP established with the Transfer Agent, to the extent that the redemptions do not exceed, on an annual basis, 12% of the account's value at the time that the AWP is established. Otherwise a CDSC will be charged on AWP redemptions until this requirement is met; this requirement does not apply if the AWP is set up at the time the account is established, and distributions are being reinvested.

      DISABILITY: CDSCs may be waived on redemptions after the sole shareholder on an individual account or a joint tenant on a joint tenant spousal account becomes disabled (as defined by Section 72(m)(7) of the Internal Revenue Code). To be eligible for such a waiver:

        - the disability must arise after the purchase of shares,

        - the disabled shareholder must have been under the age of 65 at the time of the initial determination of disability and

        - a letter from a physician must be signed under penalty of perjury stating the nature of the disability.

      If the account is transferred to a new registration and then shares are redeemed, the applicable CDSC will be charged.

      DEATH OF A TRUSTEE: CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where:

        - the grantor of the trust is the sole trustee and the sole life beneficiary,

        - death occurs following the purchase and

        - the trust document provides for the dissolution of the trust upon the trustee's death.

      If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

      RETURNS OF EXCESS CONTRIBUTIONS: CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the Financial Services Firm
      (FSF) agrees to return the applicable portion of any commission paid by the Distributor.

      QUALIFIED RETIREMENT PLANS: CDSCs may be waived on shares sold by employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must be a participant in an alliance program that has signed an agreement with Columbia Funds or the Distributor.

      RETURN OF COMMISSION: CDSCs may be waived on shares sold by intermediaries that are part of the Columbia Funds selling group where the intermediary has entered into an agreement with Columbia Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

      NON-US INVESTORS: CDSCs may be waived on shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-US investors.

      IRS SECTION 401 AND 457: CDSCs may be waived on shares sold by certain pension, profit-sharing or other employee benefit plans established under
      Section 401 or 457 of the tax code.

      MEDICAL PAYMENTS: CDSCs may be waived on shares redeemed for medical payments that exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

      SHARES LIQUIDATED BY TRANSFER AGENT: CDSCs may be waived for shares sold under the Distributor's right to liquidate a shareholder's account, including but not limited to, instances where the aggregate net asset value of Class A, Class B or Class C shares held in the account is less than the minimum account size.

      PLANS OF REORGANIZATION: At the Funds' discretion, CDSCs may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party.

      CDSCs may be waived on the sale of Class C shares sold by a non-profit organization qualified under Section 501(c)(3) of the tax code in connection with the BANC OF AMERICA CAPITAL MANAGEMENT CHARITABLE GIVING PROGRAM.

      REDEMPTION FEES



      (Class A, Class B, Class C and Class R shares)

      You won't pay an otherwise applicable redemption fee on the following categories of transactions:

        - shares sold following the death or disability (as defined in the Internal Revenue Code) of the shareholder, including a registered joint owner

        - shares sold by or distributions from participant-directed retirement plans, such as 401(k), 403(b), 457, Keogh, profit sharing and money purchase pension plans, where Columbia Funds does not have access to information about the individual participant account activity, except where Columbia Funds has received an indication that the plan administrator is able to assess the redemption fee on the appropriate accounts

        - shares sold by certain investment funds (e.g., Columbia LifeGoal Portfolios and Future Scholar) that have provided assurances reasonably satisfactory to the Adviser that the investment fund is not a vehicle for market timing. The Adviser or its affiliates may manage certain of the approved investment funds

        - shares sold in certain transactions in connection with certain asset allocation or wrap programs where the program sponsor has provided assurances reasonably satisfactory to the Adviser that the program is not designed to be a vehicle for market timing

        - shares sold by accounts where Columbia Funds has received information reasonably satisfactory to the Adviser indicating that financial institutions or intermediaries maintaining the accounts are currently unable for administrative reasons to assess the redemption fee on underlying shareholders

        - shares sold by an account which has demonstrated a severe hardship, such as a medical emergency, as determined in the absolute discretion of the Adviser

        - shares that were purchased by reinvested distributions

        - shares that are redeemed or exchanged through Columbia Funds' Automatic Withdrawal Plan or Automatic Exchange Feature or similar affiliated or unaffiliated automated plans

        - the following retirement plan distributions:

           - lump-sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy" plan)

           - distributions from an individual retirement account (IRA) or Custodial Account under Section 403(b)(7) of the Internal Revenue Code, following attainment of age 59 1/2

      Columbia Funds also has the discretion to waive the 2% redemption fee if a Fund is in jeopardy of failing the 90% income test proscribed by the Internal Revenue Code which must be met to maintain its registered investment company (RIC) status or otherwise losing its RIC qualification for tax purposes.

      Certain financial institutions or intermediaries may not assess redemption fees on certain categories of redemptions that they believe do not present significant market timing concerns (such as automatic withdrawal plan redemptions). Conversely, certain financial institutions or intermediaries may assess redemption fees on certain redemptions by accounts maintained with them that would be exempt from the redemption fee if the accounts were maintained directly with the Transfer Agent or with a different financial institution or intermediary. Columbia Funds and its agents reserve the right to permit imposition of the redemption fee under these circumstances. Columbia Funds' ability to assess redemption fees or apply waivers is generally limited by the policies of these financial institutions and intermediaries. Accordingly, the parameters of the exemption categories described above are subject to the different policies of the various financial institutions and intermediaries that maintain accounts. You should check with your financial institution or intermediary about its redemption fee and waiver policies before investing or submitting a redemption order within the specified time periods.

      Columbia Funds reserves the right to impose the redemption fee in the future if it determines that a financial institution or intermediary that previously did not or was not able to assess the redemption fee on underlying shareholders has developed the policy or capability to assess the fee on some or all of its underlying shareholders, however, Columbia Funds may determine not to impose the redemption fee under certain circumstances. From time to time, as circumstances change, Columbia Funds may modify or eliminate certain exemption categories without advance notice to shareholders.

Buying, selling and exchanging shares
(BUYING, SELLING, TRANSFERRING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


You can invest in Class A, Class B and Class C shares of the Funds through your selling agent. We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions regarding Class A, Class B and Class C shares. Once you have an account, you can buy, sell and exchange Class A, Class B and Class C shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us. You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs and services.

You can invest in Class R shares of the Funds through your eligible retirement plan. Please contact your retirement plan administrator directly for more information.

The table starting on page 58 summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in CHOOSING A SHARE CLASS.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Specifically, certain Funds offer Class Z shares which have lower expense levels and limited service features and are only available to certain eligible investors that meet specific criteria, including investing through an eligible financial institution or intermediary. Please contact your investment professional, or call us at
1.800.345.6611 if you have any questions or you need help placing an order.

Certain financial institutions and intermediaries that offer Class Z shares may in certain circumstances determine that a shareholder invested in Class A, Class B, Class C or Class R shares is eligible for Class Z shares and will have their shares automatically converted to Class Z shares. No sales charges or other charges will apply to such a conversion, however, an investor should contact their financial institution or intermediary to learn the details of any such policy and also should talk to their tax adviser about the tax consequences of any such automatic conversion.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of a Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing." The Funds are not intended as vehicles for market timing. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Funds to implement their market timing strategies. Columbia Funds' Board has adopted policies and procedures with respect to market timing activity as discussed below.

Market timing may negatively impact long-term performance of a Fund by requiring it to maintain a larger percentage of assets in cash or to liquidate portfolio holdings at a disadvantageous time. Market timing could increase a Fund's expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, and large asset fluctuations that could diminish a Fund's ability to provide the maximum investment return to all participants. Certain Funds may be more susceptible to these negative effects of market timing. For example, Funds that invest principally in foreign securities may be more susceptible to arbitrage opportunities resulting from mispricing due to time zone differences among international financial markets. Market timers seek potential price differentials that may occur with securities that trade in a different time zone. The Funds that invest principally in small- and mid-capitalization securities may be more susceptible to arbitrage opportunities due to the less liquid nature of smaller company securities. Fair value pricing may reduce these arbitrage opportunities.

Columbia Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if Columbia Funds detects that a shareholder has conducted two "round trips" (as defined below) in a Fund (other than a Columbia Money Market Fund, Columbia Short Term Bond Fund or Columbia Short Term Municipal Bond Fund) that are deemed material by Columbia Funds in any 28-day period, Columbia Funds will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a Columbia Money Market Fund, Columbia Short Term Bond Fund or Columbia Short Term Municipal Bond Fund). In addition, if Columbia Funds determines that any person, group or account has engaged in any type of market timing activity (independent of the two round trip limit) Columbia Funds may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund. In any event, Columbia Funds also retains the right to reject any order to buy or exchange shares as discussed in the section BUYING, SELLING AND EXCHANGING SHARES - HOW ORDERS ARE PROCESSED and also retains the right to modify these market timing policies at any time without prior notice to shareholders.

The rights of shareholders to redeem shares of a Fund are not affected by any of these limits. However, certain Funds impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 60 days of their purchase. Please refer to the section ABOUT YOUR INVESTMENT - INFORMATION FOR
INVESTORS - REDEMPTION FEES in the prospectus for your Fund to determine if a redemption fee might be applicable to your shares.

For these purposes, a "round trip" is a purchase by any means into a Fund followed by a redemption, of any amount, by any means out of the same Fund. Under this definition, an exchange into a Fund followed by an exchange out of the same Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Systematic Investment Plan, Automatic Withdrawal Plan, Automatic Exchange Feature or similar automated plans generally are not subject to the two round trip limit. The two round trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Columbia Funds. However, there can be no assurance that these policies and procedures, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. Columbia Funds typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Columbia Funds practices discussed above. Consequently, there is the risk that Columbia Funds may not be able to do anything in response to market timing that occurs in a Fund which may result in certain shareholders being able to market time a Fund while the shareholders in that Fund bear the burden of such activities.

Columbia Funds seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither Columbia Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or transfers.

                   Ways to buy, sell
                      or exchange        How much you can buy, sell or exchange              Other things to know
                  -------------------    ---------------------------------------    ---------------------------------------
Buying shares     In a lump sum          MINIMUM INITIAL INVESTMENT FOR CLASS A,    There is no limit to the amount you can
                                         CLASS B AND CLASS C SHARES:                invest in Class A shares or Class R
                                         - $1,000 for regular accounts              shares. You can invest up to $50,000 in
                                         - $25 for traditional and Roth IRAs,       Class B shares. Class C share purchases
                                           and Coverdell Education Savings          are limited to $1 million.
                                           Accounts
                                         - no minimum for certain fee-based         Class R shares may only be purchased
                                           accounts and certain retirement plan     through eligible retirement plan
                                           accounts                                 accounts.
                                         MINIMUM ADDITIONAL INVESTMENT FOR CLASS
                                         A, CLASS B AND CLASS C SHARES:
                                         - $25 for traditional and Roth IRAs,
                                           and Coverdell Education Savings
                                           Accounts
                                         - $50 for all other accounts
                                         THERE IS NO MINIMUM INITIAL INVESTMENT
                                         REQUIREMENT FOR CLASS R SHARES

                  Using our              minimum initial investment:                You can buy shares any day of the month
                  Systematic             - $50                                      on a monthly, quarterly or semi-annual
                  Investment Plan        minimum additional investment:             schedule.
                  (Class A, Class B      - $50
                  and Class C shares)

Selling shares    In a lump sum          Class A, Class B and Class C shares:       Class R shares may be sold through
                                         - shares sold by check via the             eligible retirement plan accounts.
                                           telephone or through the internet are
                                           limited to an aggregate of $100,000      A Fund will generally send proceeds
                                           in a 30-day period if you qualify for    from the sale to you within seven days
                                           telephone or internet orders             (usually on the next business day after
                                         - other restrictions may apply to          your request is received in "good
                                           withdrawals from retirement plan         form"). However, if you purchased your
                                           accounts                                 shares by check, a Fund may delay
                                                                                    sending the proceeds from the sale of
                                                                                    your shares for up to 10 days after
                                                                                    your purchase to protect against checks
                                                                                    that are returned.

                                                                                    The International/Global Stock Funds
                                                                                    assess, subject to limited exceptions,
                                                                                    a 2.00% redemption fee on the proceeds
                                                                                    of Fund shares that are redeemed
                                                                                    (either by selling shares or exchanging
                                                                                    into another Fund) within 60 days of
                                                                                    their purchase. Please see CHOOSING A
                                                                                    SHARE CLASS -- REDEMPTION FEES for
                                                                                    details.

                  Using our Automatic    - no minimum per withdrawal                Your account balance must be at least
                  Withdrawal Plan        - $5,000 requirement waived for certain    $5,000 to set up the plan. You can make
                  (Class A, Class B        fee based accounts                       withdrawals any day of the month on a
                  and Class C shares)                                               monthly, quarterly, or semi-annual
                                                                                    basis. We'll send your money by check
                                                                                    or deposit it directly to your bank
                                                                                    account. No CDSC is deducted if you
                                                                                    withdraw 12% or less of the value of
                                                                                    your shares in a given class in a year.


                   Ways to buy, sell
                      or exchange        How much you can buy, sell or exchange              Other things to know
                  -------------------    ---------------------------------------    ---------------------------------------
Exchanging        In a lump sum          - new account minimums apply to            You can generally exchange your Class
  shares                                   exchanges                                A, Class B, Class C or Class R shares
                                                                                    for Class A, Class B, Class C or Class
                                                                                    R shares, respectively, of any other
                                                                                    Fund distributed by the Distributor.
                                                                                    Some exceptions apply.

                                                                                    You generally won't pay a front-end
                                                                                    sales charge or CDSC on the shares
                                                                                    you're exchanging. An exchange
                                                                                    generally will incur a sales charge if
                                                                                    the original purchase was not assessed
                                                                                    a sales charge. Redemption fees may
                                                                                    apply.

                                                                                    The International/Global Stock Funds
                                                                                    assess, subject to limited exceptions,
                                                                                    a 2.00% redemption fee on the proceeds
                                                                                    of Fund shares that are redeemed
                                                                                    (either by selling shares or exchanging
                                                                                    into another Fund) within 60 days of
                                                                                    their purchase. Please see CHOOSING A
                                                                                    SHARE CLASS -- REDEMPTION FEES for
                                                                                    details.

                  Using our Automatic    - no minimum per exchange                  You can make exchanges any day of the
                  Exchange Feature                                                  month.
                  (Class A, Class B
                  and Class C shares)

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on a Fund's net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN A FUND

The value of a Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in a Fund. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. For example, securities which may be subject to fair valuation include, but are not limited to: (1) restricted securities for which a pricing service is unable to provide a market price; (2) securities whose trading has been formally suspended; (3) debt securities that have gone into default and for which there is no current market quotation; and
(4) a security whose market price is not available from a pre-established pricing service. In addition, the Funds may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which a Fund's share price is calculated. Foreign exchanges typically close before the time as of which Fund share prices are calculated, and may be closed altogether on some days a Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when a Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Columbia Funds has retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international equity securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by a Fund could change on days when Fund shares cannot be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders to buy, sell or exchange shares may be delivered to the Transfer Agent by telephone, in writing or through the internet. For more information on account and trading restrictions and special sign-up procedures for internet transactions, please call us at 1.800.345.6611. The Transfer Agent has procedures in place to authenticate electronic instructions. You will be asked to accept the terms of an online agreement and utilize a password for internet services.

Orders received in good order by the Fund, Distributor, Transfer Agent or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

TELEPHONE ORDERS

(Class A, Class B and Class C Shares)
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. We will not be liable for following telephone instructions that we reasonably believe are genuine.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------


(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying Class A, Class B and Class C shares:

        - You buy Class A shares at the offering price per share. You buy Class B and Class C shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we reserve the right to cancel your order. We'll return any payment received for orders that have been cancelled.

        - Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We don't issue certificates.

      All orders for the purchase of Class R shares must be made through your eligible retirement plan. Here are some general rules for buying Class R shares:

        - You buy Class R shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we reserve the right to cancel your order. We'll return any payment received for orders that have been cancelled.

        - Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Funds. We don't issue certificates.

        - Financial institutions and intermediaries are responsible for recording the beneficial ownership of the shares of their clients, and for reporting this ownership on account statements they send to their clients.

      MINIMUM INITIAL INVESTMENT
      The minimum initial amount of Class A, Class B and Class C shares you can buy is usually $1,000.

      There is no minimum initial investment requirements for Class R shares.

      If you're buying Class A, Class B or Class C shares through one of the following accounts or plans, the minimum initial amount you can buy is:

        - $50 using our Systematic Investment Plan

        - $25 for traditional and Roth IRAs, and Coverdell Education Savings Accounts

        - There is no minimum for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts, other managed accounts and certain retirement plans

      MINIMUM ADDITIONAL INVESTMENT
      You can make additional purchases of Class A, Class B and Class C shares in the amount of $50, or $25 for traditional and Roth IRAs, and Coverdell Education Savings Accounts.

SYSTEMATIC INVESTMENT PLAN
(Class A, Class B and Class C shares)

You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - You can buy shares any day of the month on a monthly, quarterly or semi-annual basis.

  - You can choose to have us transfer your money on or about the 15th or the last day of the month.

  - Some exceptions may apply to employees of Bank of America and its affiliates. For details, please contact your investment professional.

--------------------------------------------------------------------------------

"GOOD FORM" MEANS THAT THE MONEY USED TO PURCHASE YOUR SHARES IS FULLY COLLECTED. WHEN SELLING SHARES BY LETTER OF INSTRUCTION, "GOOD FORM" ALSO MEANS
(I) YOUR LETTER HAS COMPLETE INSTRUCTIONS, THE PROPER SIGNATURES AND MEDALLION SIGNATURE GUARANTEES AND (II) ANY OTHER REQUIRED DOCUMENTS ARE ATTACHED. FOR ADDITIONAL DOCUMENTS REQUIRED FOR SALES BY CORPORATIONS, AGENTS, FIDUCIARIES, SURVIVING JOINT OWNERS AND OTHER LEGAL ENTITIES PLEASE CALL 1.800.345.6611. NO INTEREST WILL BE PAID ON UNCASHED REDEMPTION CHECKS.




 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------


(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling Class A, Class B and Class C shares:




        - We'll deduct any CDSC from the amount you're selling and send you the balance.

        - If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after the Fund, Distributor, Transfer Agent or their agents receive your order in good form. Your selling agent is responsible for depositing the sale proceeds to your account on time.

        - For shares sold by Fedwire there is generally a $500 minimum transaction amount and a fee of $7.50. The receiving bank may charge additional fees.

        - If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Fund receives your order in good form.

        - You can sell up to an aggregate of $100,000 of shares by check via the telephone or through the internet in a 30-day period if you qualify for telephone or internet orders.

        - If you paid for your shares by check, we'll hold the sale proceeds when you sell those shares for at least 10 days after the trade date of the purchase.

        - If you hold any shares in certificate form, you will not be able to sell those shares until you have returned the certificates to the Transfer Agent.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

        - The International/Global Stock Funds assess, subject to limited exceptions, a 2.00% redemption fee on the proceeds of Fund shares that are redeemed (either by selling shares or exchanging into another
          Fund) within 60 days of their purchase. Please see CHOOSING A SHARE CLASS -- REDEMPTION FEES for details.

      For information about how to sell Class R shares through your eligible retirement plan, please contact your plan administrator. Here are some general rules for selling shares:

        - If you paid for your shares by check, we'll hold the sale proceeds when you sell those shares for at least 10 days after the trade date of the purchase.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.

        - The International/Global Stock Funds assess, subject to limited exceptions, a 2.00% redemption fee on the proceeds of Fund shares that are redeemed (either by selling shares or exchanging into another
          Fund) within 60 days of their purchase. Please see CHOOSING A SHARE CLASS -- REDEMPTION FEES for details.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), or your account may be subject to an annual fee of $10. The Transfer Agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty.

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you.

        - under certain other circumstances allowed under the 1940 Act.

AUTOMATIC WITHDRAWAL PLAN
(Class A, Class B and Class C shares)

The Automatic Withdrawal Plan lets you withdraw funds any day of the month on a monthly, quarterly or semi-annual basis. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - Your account balance must be at least $5,000 to set up the plan. Certain fee based accounts are not subject to the $5,000 requirement.

  - If you set up the plan after you've opened your account, your signature must be Medallion Guaranteed.

  - You won't pay a CDSC on Class A, Class B or Class C shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

  - We'll send you a check or deposit the money directly to your bank account.

  - You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------



(EXCHANGING SHARES EXCHANGING SHARES
  GRAPHIC)

      You can generally sell Class A, Class B, Class C or Class R shares of a Fund to buy, respectively, Class A shares, Class B, Class C or Class R shares of another Fund distributed by the Distributor. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - A sales charge may apply when exchanging from a Money Market Fund to a Fund with a front-end sales charge.

        - The International/Global Stock Funds assess, subject to limited exceptions, a 2.00% redemption fee on the proceeds of Fund shares that are redeemed (either by selling shares or exchanging into another
          Fund) within 60 days of their purchase. Please see CHOOSING A SHARE CLASS -- REDEMPTION FEES for details.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until the Transfer Agent has received the certificate and deposited the shares to your account.

      You may exchange your shares for shares of the same share class (and in some cases, certain other classes) of another Fund distributed by the Distributor, at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original Fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or loss for tax purposes. The Fund may terminate your exchange privilege if the Advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See SHORT TERM TRADING ACTIVITY AND MARKET TIMING. To exchange by telephone, call 1.800.345.6611. Please have your account and taxpayer identification numbers available when calling.

      EXCHANGING CLASS A SHARES
      You can generally exchange Class A shares of a Fund for Class A shares of any other Columbia Fund distributed by the Distributor. Some exceptions apply.

      Here are some rules for exchanging Class A shares:

        - You won't pay a front-end sales charge on the shares of the Fund you're exchanging (unless your initial purchase of Class A shares was of a Columbia Money Market Fund).

        - You won't pay a CDSC, if applicable, on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until when you sold the shares you received from the exchange.

      EXCHANGING CLASS B SHARES
      You can generally exchange Class B shares of a Fund for Class B shares of any other Columbia Fund distributed by the Distributor. Some exceptions apply.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

      EXCHANGING CLASS C SHARES
      You can generally exchange Class C shares of a Fund for Class C shares of any other Fund. Some exceptions apply.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

      EXCHANGING CLASS R SHARES
      You can generally exchange Class R shares of the Funds for Class R shares of any other Fund distributed by the Distributor. Some exceptions apply.

AUTOMATIC EXCHANGE FEATURE

(Class A, Class B and Class C shares)

The Automatic Exchange Feature lets you exchange $100 or more of Class A, Class B or Class C shares any day of the month. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to the Transfer Agent in writing or call 1.800.345.6611.

  - If you set up your plan to exchange more than $100,000 you must have your signature Medallion Guaranteed.

  - You can choose to have us transfer your money on any day of the month.
  - The rules for making exchanges apply to automatic exchanges.

How selling and servicing agents are paid
(PERCENT GRAPHIC)

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

--------------------------------------------------------------------------------


Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

COMMISSIONS


CLASS A SHARES

Your selling and/or servicing agent may receive an up-front commission from the Distributor when you buy Class A shares of a Fund, in accordance with the following table:

                                                                 COMMISSION
                                                               (AS A % OF THE
AMOUNT PURCHASED                                               NET ASSET VALUE
----------------                                                 PER SHARE)
$1 million to less than $3 million                                  1.00%
$3 million to less than $50 million                                 0.50%
$50 million or more                                                 0.25%

For group retirement plans, financial advisors are eligible to receive a 1.00% commission from the Distributor on purchases, including those in amounts less than $1 million, that are coded as commission eligible trades.

Purchase amounts are aggregated among all Columbia Funds for purposes of the above table.

CLASS A, CLASS B AND CLASS C SHARES

Your selling agent may receive an up-front commission (reallowance) when you buy Class A, Class B or Class C shares of a Fund. The amount of this commission depends on which share class you choose:

  - up to 5.00% of the offering price per share of Class A shares. The commission is paid from the sales charge we deduct when you buy your shares

  - up to 4.00% of the net asset value per share of Class B shares. The commission is not deducted from your purchase -- we pay your selling agent directly

  - up to 1.00% of the net asset value per share of Class C shares. The commission is not deducted from your purchase -- we pay your selling agent directly

If you buy Class B or Class C shares you will be subject to higher distribution (12b-1) and shareholder servicing fees and may be subject to a CDSC when you sell your shares.

CLASS R SHARES

Your selling and/or servicing agent may receive an up-front commission from the Distributor when you buy Class R shares of a Portfolio, in accordance with the following table:

                                                                   COMMISSION
                                                                 (AS A % OF THE
                                                                NET ASSET VALUE
  AMOUNT PURCHASED                                                 PER SHARE)
  ----------------                                              ----------------
  FIRST $50 MILLION                                                  0.50%
  OVER $50 MILLION                                                   0.25%


--------------------------------------------------------------------------------

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12b-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12b-1 UNDER THE 1940 ACT.

YOUR SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------


DISTRIBUTION (12b-1) AND SHAREHOLDER SERVICING FEES

The Distributor and selling and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

The amount of the fee depends on the class of shares you own:

                                        MAXIMUM ANNUAL DISTRIBUTION (12b-1)
                                          AND SHAREHOLDER SERVICING FEES
                                   (AS AN ANNUAL % OF AVERAGE DAILY NET ASSETS)
  CLASS A SHARES         0.25% COMBINED DISTRIBUTION (12b-1) AND SHAREHOLDER SERVICING FEE



  CLASS B SHARES         0.75% DISTRIBUTION (12b-1) FEE, 0.25% SHAREHOLDER SERVICING FEE



  CLASS C SHARES         0.75% DISTRIBUTION (12b-1) FEE, 0.25% SHAREHOLDER SERVICING FEE



  CLASS R SHARES         0.50% DISTRIBUTION (12b-1) FEE

Fees are calculated daily and paid to the Distributor periodically. Because these fees are paid out of the Funds' assets on an ongoing basis, they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

The Funds pay these fees to the Distributor and/or to eligible selling and servicing agents and financial institutions, including the Adviser or other affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION -- FINANCIAL INTERMEDIARY PAYMENTS

In addition, the Distributor or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor or one of its affiliates. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by the Distributor attributable to that financial intermediary, gross sales of the mutual funds distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the support payments to any one financial intermediary are generally expected to be between 0.02% and 0.10% (between 0.03% and 0.12% in the case of the Columbia Money Market Funds) on an annual basis for payments based on average net assets of the Funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds (other than the Columbia Money Market Funds) attributable to the financial intermediary. The Distributor or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in the Fund.

Payments may also be made to certain financial intermediaries, including other Bank of America affiliates, that provide investor services to retirement plans and other investment programs to compensate financial intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.30% of the total Fund assets in the program on an annual basis. The Board has authorized the Funds to reimburse the Transfer Agent for amounts paid to financial intermediaries that maintain assets in omnibus accounts, subject to an annual cap of 0.11% of net assets maintained in such accounts. The amounts in excess of that reimbursed by a Fund will be borne by the Distributor or its affiliates.

The Distributor or its affiliates may make other payments or allow promotional incentives to financial intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

Amounts paid by the Distributor or its affiliates are paid out of the Distributor's or its affiliates' own revenue and do not increase the amount paid by you or your Fund. You can find further details about the payments made by the Distributor or its affiliates and the services provided by financial intermediaries as well as a list of the financial intermediaries to which the Distributor or its affiliates has agreed to make marketing support payments in the SAI, which can be obtained at www.columbiafunds.com or by calling
1.800.345.6611. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from the Distributor and its affiliates and any services it provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular Fund or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.

Distributions and taxes
[TAXES GRAPHIC]

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS


A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, the gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain, if any, to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares and is called a distribution.

All of the Funds distribute any net realized capital gain at least once a year. The Funds normally declare and pay distributions of net investment income annually. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily distribution Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Funds) or trade date (all other Funds), and net realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover or by calling us at
1.800.345.6611. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the same Fund.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Fund shares shortly before the Fund makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the realized gain. This distribution is also subject to tax. The Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Fund's ordinary income and net realized short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions that come from net realized long-term capital gain, if any, generally are taxable to you as long-term capital gain.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund's long-term capital gain distributed to individual shareholders, if any, generally will qualify for the reduced rate of tax if attributable to the Fund's sales and exchanges. Also, if you're an individual Fund shareholder, the portion of your distributions attributable to dividends received by the Fund from its direct investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% rate of tax as long as certain holding period requirements are met by you for your Fund shares and the Fund for its investment in stock producing such dividends. Absent further legislation, those reduced rates of tax will expire after December 31, 2010. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year we'll send you a notice that tells you how much you've received in distributions during the year and your federal tax status. Foreign, state and local taxes may also apply to distributions.

FOREIGN TAXES

Mutual funds that maintain most of their portfolio in foreign securities -- like the International/Global Stock Funds -- have special tax considerations. If more than half of the Fund's assets consist of foreign securities for a taxable year and the Fund makes a special election for the taxable year, you'll generally be required to:

  - include in your gross income your proportionate amount of foreign income taxes paid by the Fund

  - treat this amount as foreign income taxes paid directly by you

  - either deduct this amount when calculating your income, or subject to certain conditions and limitations, claim this amount as a foreign tax credit against your federal income tax liability

We cannot assure you that a Fund will make this special election for a taxable year, even if it is eligible to.

In general, if you are an individual, each year you can claim up to $300 ($600 if you're filing jointly) of foreign income taxes paid (or deemed paid) by you as a foreign tax credit against your federal income tax liability.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply
  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you're otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied as a credit against your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

Your redemptions (including redemptions paid in securities) and exchanges of Fund shares usually will result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held such Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

Legal matters

On February 9, 2005, the Adviser and Distributor entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, the Adviser and Distributor have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. The Adviser and Distributor are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Columbia Funds Series Trust (formerly known as Nations Funds Trust), its Board of Trustees, Bank of America Corporation and certain of its affiliates, including the Adviser and Distributor (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and other cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Funds Series Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds Series Trust against BAC and others that asserts claims under the federal securities laws and state common law. Columbia Funds Series Trust is a nominal defendant in this action.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of these actions. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Columbia Funds shareholders and/or the Columbia Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for preliminary approval.

Separately, several putative class actions have been filed against Columbia Funds Series Trust, Bank of America Corporation and certain of its affiliates, and others, in various federal courts relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. (George Siepel, et al. v. Bank of America, Columbia Funds Series Trust, et al., instituted December 28, 2005, U.S. District Court, E.D. Mo.; Luleff v. Bank of America, Columbia Funds Series Trust, William Carmichael, et al., instituted February 22, 2006, U.S. District Court, S.D. NY.) The suits allege various claims including state law claims for breach of fiduciary duty, breach of contract, unjust enrichment and violations of federal securities laws and seek damages and other remedies.

Financial highlights
[DOLLAR SIGN GRAPHIC]

The financial highlights tables are designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information, except as noted below, has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the Funds' financial statements, is included in the Funds' annual report. The independent registered public accounting firm's report and the Funds' financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

COLUMBIA GLOBAL VALUE FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/06             03/31/05              3/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $11.98               $12.04                $7.18               $10.47
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.16                 0.11                 0.05                 0.05
  Net realized and unrealized gain/(loss)
    on investments                               1.76                 0.85                 4.96                (3.15)
  Net increase/(decrease) in net asset
    value from operations                        1.92                 0.96                 5.01                (3.10)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.17)               (0.11)               (0.04)               (0.03)
  Distributions from net realized gains         (1.09)               (0.91)               (0.11)               (0.16)
  Total dividends and distributions             (1.26)               (1.02)               (0.15)               (0.19)
  Net increase in net asset value from
    redemption fees                              --##                 --##                 --##                  --
  Net asset value, end of period                $12.64               $11.98               $12.04                $7.18
  TOTAL RETURN++                                16.97%                8.64%               70.00%              (29.98)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $119,611             $126,679             $127,609              $47,111
  Ratio of operating expenses to average
    net assets                                1.45%(a)(b)           1.52%(a)             1.55%(a)               1.65%
  Ratio of net investment income/(loss)
    to average net assets                        1.32%                0.94%                0.44%                0.62%
  Portfolio turnover rate                         16%                  18%                  28%                  15%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.45%(a)             1.52%(a)             1.55%(a)               1.65%

                                              PERIOD ENDED
  CLASS A SHARES                                03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.04
  Net realized and unrealized gain/(loss)
    on investments                                0.45
  Net increase/(decrease) in net asset
    value from operations                         0.49
  LESS DISTRIBUTIONS:
  Dividends from net investment income            --##
  Distributions from net realized gains          (0.02)
  Total dividends and distributions              (0.02)
  Net increase in net asset value from
    redemption fees                                --
  Net asset value, end of period                 $10.47
  TOTAL RETURN++                                  4.92%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $26,172
  Ratio of operating expenses to average
    net assets                                  1.65%+(a)
  Ratio of net investment income/(loss)
    to average net assets                        0.41%+
  Portfolio turnover rate                          19%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      1.88%+(a)

* Columbia Global Value Fund Class A shares commenced operations on April 16, 2001.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA GLOBAL VALUE FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $11.78               $11.86                $7.11               $10.40
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.07                 0.02                (0.03)               (0.01)
  Net realized and unrealized gain/(loss)
    on investments                               1.71                 0.84                 4.89                (3.12)
  Net increase/(decrease) in net asset
    value from operations                        1.78                 0.86                 4.86                (3.13)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.07)               (0.03)                 --                   --
  Distributions from net realized gains         (1.09)               (0.91)               (0.11)               (0.16)
  Total dividends and distributions             (1.16)               (0.94)               (0.11)               (0.16)
  Net increase in net asset value from
    redemption fees                              --##                  --                  --##                  --
  Net asset value, end of period                $12.40               $11.78               $11.86                $7.11
  TOTAL RETURN++                                16.08%                7.85%               68.56%              (30.41)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $32,564              $34,324              $35,343              $15,310
  Ratio of operating expenses to average
    net assets                                2.20%(a)(b)           2.27%(a)             2.30%(a)               2.40%
  Ratio of net investment income/(loss)
    to average net assets                        0.58%                0.19%               (0.31)%              (0.13)%
  Portfolio turnover rate                         16%                  18%                  28%                  15%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     2.20%(a)             2.27%(a)             2.30%(a)               2.40%

                                              PERIOD ENDED
  CLASS B SHARES                                03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  (0.03)
  Net realized and unrealized gain/(loss)
    on investments                                0.45
  Net increase/(decrease) in net asset
    value from operations                         0.42
  LESS DISTRIBUTIONS:
  Dividends from net investment income             --
  Distributions from net realized gains          (0.02)
  Total dividends and distributions              (0.02)
  Net increase in net asset value from
    redemption fees                                --
  Net asset value, end of period                 $10.40
  TOTAL RETURN++                                  4.18%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $11,804
  Ratio of operating expenses to average
    net assets                                  2.40%+(a)
  Ratio of net investment income/(loss)
    to average net assets                       (0.34)%+
  Portfolio turnover rate                          19%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      2.63%+(a)

* Columbia Global Value Fund Class B shares commenced operations on April 16, 2001.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA GLOBAL VALUE FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $11.78               $11.86                $7.11               $10.40
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.07                 0.02                (0.03)               (0.01)
  Net realized and unrealized gain (loss)
    on investments                               1.72                 0.84                 4.89                (3.12)
  Net increase/(decrease) in net asset
    value from operations                        1.79                 0.86                 4.86                (3.13)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.07)               (0.03)                 --                   --
  Distributions from net realized gains         (1.09)               (0.91)               (0.11)               (0.16)
  Total dividends and distributions             (1.16)               (0.94)               (0.11)               (0.16)
  Net increase in net asset value from
    redemption fees                              --##                  --                  --##                  --
  Net asset value, end of period                $12.41               $11.78               $11.86                $7.11
  TOTAL RETURN++                                16.16%                7.84%               68.56%              (30.41)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $92,558              $98,850             $101,025              $44,758
  Ratio of operating expenses to average
    net assets                                2.20%(a)(b)           2.27%(a)             2.30%(a)               2.40%
  Ratio of net investment income/(loss)
    to average net assets                        0.58%                0.19%               (0.31)%              (0.13)%
  Portfolio turnover rate                         16%                  18%                  28%                  15%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     2.20%(a)             2.27%(a)             2.30%(a)               2.40%

                                              PERIOD ENDED
  CLASS C SHARES                                03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  (0.03)
  Net realized and unrealized gain (loss)
    on investments                                0.45
  Net increase/(decrease) in net asset
    value from operations                         0.42
  LESS DISTRIBUTIONS:
  Dividends from net investment income             --
  Distributions from net realized gains          (0.02)
  Total dividends and distributions              (0.02)
  Net increase in net asset value from
    redemption fees                                --
  Net asset value, end of period                 $10.40
  TOTAL RETURN++                                  4.18%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $30,914
  Ratio of operating expenses to average
    net assets                                  2.40%+(a)
  Ratio of net investment income/(loss)
    to average net assets                       (0.34)%+
  Portfolio turnover rate                          19%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      2.63%+(a)

* Columbia Global Value Fund Class C shares commenced operations on April 16, 2001.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA INTERNATIONAL VALUE FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $22.34               $20.64               $11.62               $16.61
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.31                 0.23                 0.15                 0.15
  Net realized and unrealized gain/(loss)
    on investments                               4.73                 2.51                 9.04                (4.92)
  Net increase/(decrease) in net asset
    value from operations                        5.04                 2.74                 9.19                (4.77)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.35)               (0.25)               (0.17)               (0.13)
  Distributions from net realized gains         (2.06)               (0.79)                 --                 (0.09)
  Total dividends and distributions             (2.41)               (1.04)               (0.17)               (0.22)
  Net increase in net asset value from
    redemption fees                              --##                 --##                 --##                  --
  Net asset value, end of year                  $24.97               $22.34               $20.64               $11.62
  TOTAL RETURN++                                24.28%               13.38%               79.17%              (28.97)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $1,010,361            $906,848             $792,857             $482,196
  Ratio of operating expenses to average
    net assets                                 1.27%(a)               1.33%                1.36%                1.42%
  Ratio of net investment income/(loss)
    to average net assets                        1.38%                1.10%                0.89%                0.91%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.33%(b)             1.40%(c)             1.45%(d)               1.48%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $17.26
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.18
  Net realized and unrealized gain/(loss)
    on investments                               (0.29)
  Net increase/(decrease) in net asset
    value from operations                        (0.11)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.18)
  Distributions from net realized gains          (0.36)
  Total dividends and distributions              (0.54)
  Net increase in net asset value from
    redemption fees                                --
  Net asset value, end of year                   $16.61
  TOTAL RETURN++                                 (0.46)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $798,587
  Ratio of operating expenses to average
    net assets                                    1.44%
  Ratio of net investment income/(loss)
    to average net assets                         1.11%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.48%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia International Value Master Portfolio.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.27% for Class A shares.
(c) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.37% for Class A shares.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.42% for Class A shares.

COLUMBIA INTERNATIONAL VALUE FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $22.00               $20.35               $11.47               $16.39
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.15                 0.08                 0.02                 0.03
  Net realized and unrealized gain/(loss)
    on investments                               4.63                 2.45                 8.91                (4.84)
  Net increase/(decrease) in net asset
    value from operations                        4.78                 2.53                 8.93                (4.81)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.18)               (0.09)               (0.05)               (0.02)
  Distributions from net realized gains         (2.06)               (0.79)                 --                 (0.09)
  Total dividends and distributions             (2.24)               (0.88)               (0.05)               (0.11)
  Net increase in net asset value from
    redemption fees                              --##                 --##                 --##                  --
  Net asset value, end of year                  $24.54               $22.00               $20.35               $11.47
  TOTAL RETURN++                                23.36%               12.54%               77.89%              (29.54)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $114,932             $111,402             $112,798              $73,283
  Ratio of operating expenses to average
    net assets                                 2.02%(a)               2.08%                2.11%                2.17%
  Ratio of net investment income/(loss)
    to average net assets                        0.67%                0.35%                0.14%                0.16%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     2.08%(b)             2.15%(c)             2.20%(d)               2.23%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $17.07
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.07
  Net realized and unrealized gain/(loss)
    on investments                               (0.30)
  Net increase/(decrease) in net asset
    value from operations                        (0.23)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.09)
  Distributions from net realized gains          (0.36)
  Total dividends and distributions              (0.45)
  Net increase in net asset value from
    redemption fees                                --
  Net asset value, end of year                   $16.39
  TOTAL RETURN++                                 (1.16)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $116,374
  Ratio of operating expenses to average
    net assets                                    2.19%
  Ratio of net investment income/(loss)
    to average net assets                         0.36%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        2.23%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia International Value Master Portfolio.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.02% for Class B shares.
(c) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.12% for Class B shares.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.17% for Class B shares.

COLUMBIA INTERNATIONAL VALUE FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/06             03/31/05              3/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $21.98               $20.33               $11.46               $16.39
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.15                 0.08                 0.02                 0.02
  Net realized and unrealized gain/(loss)
    on investments                               4.63                 2.45                 8.90                (4.82)
  Net increase/(decrease) in net asset
    value from operations                        4.78                 2.53                 8.92                (4.80)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.18)               (0.09)               (0.05)               (0.04)
  Distributions from net realized gains         (2.06)               (0.79)                 --                 (0.09)
  Total dividends and distributions             (2.24)               (0.88)               (0.05)               (0.13)
  Net increase in net asset value for
    redemption fees                              --##                 --##                 --##                  --
  Net asset value, end of year                  $24.52               $21.98               $20.33               $11.46
  TOTAL RETURN++                                23.38%               12.54%               77.85%              (29.52)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $168,819             $162,797             $170,702             $113,594
  Ratio of operating expenses to average
    net assets                                 2.02%(a)               2.08%                2.11%                2.17%
  Ratio of net investment income/(loss)
    to average net assets                        0.67%                0.35%                0.14%                0.16%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     2.08%(b)             2.15%(c)             2.20%(d)               2.23%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $17.07
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.04
  Net realized and unrealized gain/(loss)
    on investments                               (0.27)
  Net increase/(decrease) in net asset
    value from operations                        (0.23)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.09)
  Distributions from net realized gains          (0.36)
  Total dividends and distributions              (0.45)
  Net increase in net asset value for
    redemption fees                                --
  Net asset value, end of year                   $16.39
  TOTAL RETURN++                                 (1.16)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $149,979
  Ratio of operating expenses to average
    net assets                                    2.19%
  Ratio of net investment income/(loss)
    to average net assets                         0.36%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        2.23%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia International Value Master Portfolio.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.02% for Class C shares.
(c) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.12% for Class C shares.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.17% for Class C shares.

COLUMBIA MULTI-ADVISOR
INTERNATIONAL EQUITY FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/06             03/31/05             03/31/04             03/31/03*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $13.30               $12.00                $7.93               $10.30
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.21                 0.13                 0.08                 0.08
  Net realized and unrealized gain/(loss)
    on investments                               3.20                 1.18                 4.09                (2.47)
  Net increase/(decrease) in net asset
    value from operations                        3.41                 1.31                 4.17                (2.39)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.27)               (0.01)               (0.10)               (0.04)
  Distributions from net realized gains         (0.05)                 --                   --                   --
  Total dividends and distributions             (0.32)               (0.01)               (0.10)               (0.04)
  Net increase in net asset value from
    redemption fees                              --##                 --##                 --##                 $0.06
  Net asset value, end of year                  $16.39               $13.30               $12.00                $7.93
  TOTAL RETURN++                                25.86%               10.88%               52.71%              (22.71)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $39,330              $28,527              $27,396              $18,870
  Ratio of operating expenses to average
    net assets                                 1.14%(g)            1.26%(a)(c)        1.37%(a)(b)(c)            1.43%
  Ratio of net investment income/(loss)
    to average net assets                        1.43%                1.01%                0.74%                0.85%
  Portfolio turnover rate                         74%                 153%                  86%                100%+++
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                    1.22%(d)(g)          1.38%(a)(e)          1.40%(a)(f)             1.43%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.95
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.06
  Net realized and unrealized gain/(loss)
    on investments                               (0.71)
  Net increase/(decrease) in net asset
    value from operations                        (0.65)
  LESS DISTRIBUTIONS:
  Dividends from net investment income             --
  Distributions from net realized gains            --
  Total dividends and distributions                --
  Net increase in net asset value from
    redemption fees                                --
  Net asset value, end of year                   $10.30
  TOTAL RETURN++                                 (5.94)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $30,067
  Ratio of operating expenses to average
    net assets                                    1.41%
  Ratio of net investment income/(loss)
    to average net assets                         0.63%
  Portfolio turnover rate                        85%+++
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.41%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Multi-Advisor International Equity Master Portfolio.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
+++ Rate represents Columbia Multi-Advisor International Equity Master
Portfolio.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The reimbursement from the Fund's investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.14% for Class A shares.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.35% for Class A shares.
(f) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.38% for Class A shares.
(g) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was 0.01%.

COLUMBIA MULTI-ADVISOR
INTERNATIONAL EQUITY FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/06             03/31/05             03/31/04             03/31/03*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $12.44               $11.30                $7.50                $9.87
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.16                 0.03                 --##                 0.02
  Net realized and unrealized gain/(loss)
    on investments                               2.92                 1.11                 3.85                (2.38)
  Net increase/(decrease) in net asset
    value from operations                        3.08                 1.14                 3.85                (2.36)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.16)                 --                 (0.05)               (0.01)
  Distributions from net realized gains         (0.05)                 --                   --                   --
  Total dividends and distributions             (0.21)                 --                 (0.05)               (0.01)
  Net increase in net asset value from
    redemption fees                              --##                 --##                 --##                 --##
  Net asset value, end of year                  $15.31               $12.44               $11.30                $7.50
  TOTAL RETURN++                                24.96%               10.09%               51.39%              (23.96)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $4,712               $9,976               $9,956               $7,068
  Ratio of operating expenses to average
    net assets                                 1.89%(g)            2.01%(a)(c)        2.12%(a)(b)(c)            2.18%
  Ratio of net investment income/(loss)
    to average net assets                        1.19%                0.26%               (0.01)%               0.10%
  Portfolio turnover rate                         74%                 153%                  86%                100%+++
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                    1.97%(d)(g)          2.13%(a)(e)          2.15%(a)(f)             2.18%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.56
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  (0.01)
  Net realized and unrealized gain/(loss)
    on investments                               (0.68)
  Net increase/(decrease) in net asset
    value from operations                        (0.69)
  LESS DISTRIBUTIONS:
  Dividends from net investment income             --
  Distributions from net realized gains            --
  Total dividends and distributions                --
  Net increase in net asset value from
    redemption fees                                --
  Net asset value, end of year                    $9.87
  TOTAL RETURN++                                 (6.53)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $14,408
  Ratio of operating expenses to average
    net assets                                    2.16%
  Ratio of net investment income/(loss)
    to average net assets                        (0.12)%
  Portfolio turnover rate                        85%+++
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        2.16%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Multi-Advisor International Equity Master Portfolio.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
+++ Rate represents Columbia Multi-Advisor International Equity Master
Portfolio.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The reimbursement from the Fund's investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.89% for Class B shares.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.10% for Class B shares.
(f) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.13% for Class B shares.
(g) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was 0.01%.

COLUMBIA MULTI-ADVISOR
INTERNATIONAL EQUITY FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/06             03/31/05             03/31/04             03/31/03*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $12.32               $11.20                $7.43                $9.63
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.09                 0.03                 --##                 0.01
  Net realized and unrealized gain/(loss)
    on investments                               2.96                 1.09                 3.82                (2.33)
  Net increase/(decrease) in net asset
    value from operations                        3.05                 1.12                 3.82                (2.32)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.16)                 --                 (0.05)               (0.01)
  Distributions from net realized gains         (0.05)                 --                   --                   --
  Total dividends and distributions             (0.21)                 --                 (0.05)               (0.01)
  Net increase in net asset value from
    redemption fees                              --##                 --##                 --##                 0.13
  Net asset value, end of year                  $15.16               $12.32               $11.20                $7.43
  TOTAL RETURN++                                24.96%               10.00%               51.43%              (22.78)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $3,276               $2,563               $1,867               $1,249
  Ratio of operating expenses to average
    net assets                                 1.89%(g)            2.01%(a)(c)        2.12%(a)(b)(c)            2.18%
  Ratio of net investment income/(loss)
    to average net assets                        0.70%                0.26%               (0.01)%               0.10%
  Portfolio turnover rate                         74%                 153%                  86%                100%+++
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                    1.97%(d)(g)          2.13%(a)(e)          2.15%(a)(f)             2.18%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.30
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  (0.01)
  Net realized and unrealized gain/(loss)
    on investments                               (0.66)
  Net increase/(decrease) in net asset
    value from operations                        (0.67)
  LESS DISTRIBUTIONS:
  Dividends from net investment income             --
  Distributions from net realized gains            --
  Total dividends and distributions                --
  Net increase in net asset value from
    redemption fees                                --
  Net asset value, end of year                    $9.63
  TOTAL RETURN++                                 (6.50)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $1,245
  Ratio of operating expenses to average
    net assets                                    2.16%
  Ratio of net investment income/(loss)
    to average net assets                        (0.12)%
  Portfolio turnover rate                        85%+++
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        2.16%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Multi-Advisor International Equity Master Portfolio.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
+++ Rate represents Columbia Multi-Advisor International Equity Master
Portfolio.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The reimbursement from the Fund's investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.89% for Class C shares.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.10% for Class C shares.
(f) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.13% for Class C shares.
(g) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was 0.01%.

COLUMBIA MULTI-ADVISOR
INTERNATIONAL EQUITY FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                  PERIOD ENDED
  CLASS R SHARES                                                   03/31/06*
  Net asset value, beginning of period                               $15.44
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                                       0.03
  Net realized and unrealized gain/(loss)
    on investments                                                    0.91
  Net increase/(decrease) in net asset
    value from operations                                             0.94
  LESS DISTRIBUTIONS:
  Dividends from net investment income                                 --
  Distributions from net realized gains                                --
  Total dividends and distributions                                    --
  Net increase in net asset value from
    redemption fees                                                  --(a)
  Net asset value, end of period                                     $16.38
  TOTAL RETURN++                                                    6.09%(b)
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                                $11
  Ratio of operating expenses to average
    net assets                                                     1.39(c)(d)
  Ratio of net investment income/(loss)
    to average net assets                                           0.85%(c)
  Portfolio turnover rate                                             74%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                       1.47%(c)(d)(e)

# Per share net investment income/(loss) has been calculated using the monthly average shares method.
* Class R shares commenced operations on January 23, 2006.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) Amount represents less than $0.01 per share.
(b) Not annualized.
(c) Annualized.
(d) The effect of the custodial expense ratio, with and without waivers and/or expense reimbursements was 0.01%.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.39% for Class R shares.

COLUMBIA MARSICO INTERNATIONAL
OPPORTUNITIES FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.41               $11.05                $6.93                $8.32
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.09                 0.05                 --##                 0.01
  Net realized and unrealized gain/(loss)
    on investments                               3.74                 0.51                 4.20                (1.40)
  Net increase/(decrease) in net asset
    value from operations                        3.83                 0.56                 4.20                (1.39)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.10)               (0.04)                 --                   --
  Distributions from net realized gains         (0.47)               (0.16)               (0.08)                 --
  Total dividends and distributions             (0.57)               (0.20)               (0.08)                 --
  Net increase in net asset value from
    redemption fees                              --##                 --##                 --##                  --
  Net asset value, end of year                  $14.67               $11.41               $11.05                $6.93
  TOTAL RETURN++                                35.26%                5.24%               60.87%              (16.71)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $150,043              $52,794              $19,785              $2,272
  Ratio of operating expenses to average
    net assets                                 1.34%(b)            1.37%(a)(b)           1.42%(a)             1.73%(a)
  Ratio of net investment income/(loss)
    to average net assets                        0.74%                0.47%               (0.04)%               0.33%
  Portfolio turnover rate                        118%                 165%                 121%                 193%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.34%(a)             1.37%(a)             1.42%(a)             2.05%(a)

                                               YEAR ENDED
  CLASS A SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $8.01
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  (0.01)
  Net realized and unrealized gain/(loss)
    on investments                                0.32
  Net increase/(decrease) in net asset
    value from operations                         0.31
  LESS DISTRIBUTIONS:
  Dividends from net investment income             --
  Distributions from net realized gains            --
  Total dividends and distributions                --
  Net increase in net asset value from
    redemption fees                                --
  Net asset value, end of year                    $8.32
  TOTAL RETURN++                                  3.87%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $1,526
  Ratio of operating expenses to average
    net assets                                 1.67%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                        (0.33)%
  Portfolio turnover rate                         307%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      4.27%(a)

+ Annualized.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA MARSICO INTERNATIONAL
OPPORTUNITIES FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                             YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
  CLASS B SHARES                              03/31/06           03/31/05           03/31/04           03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year           $11.05             $10.75              $6.79              $8.22
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                 0.01              (0.03)             (0.07)             (0.04)
  Net realized and unrealized gain/(loss)
    on investments                              3.59               0.49               4.11              (1.39)
  Net increase/(decrease) in net asset
    value from operations                       3.60               0.46               4.04              (1.43)
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.01)               --                 --                 --
  Distributions from net realized gains        (0.47)             (0.16)             (0.08)               --
  Total dividends and distributions            (0.48)             (0.16)             (0.08)               --
  Net increase in net asset value from
    redemption fees                             --##               --##               --##                --
  Net asset value, end of year                 $14.17             $11.05             $10.75              $6.79
  TOTAL RETURN++                               34.22%              4.45%             59.77%            (17.40)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $28,883            $16,618            $8,905             $2,782
  Ratio of operating expenses to average
    net assets                                2.09%(b)           2.12%(b)           2.17%(b)           2.48%(b)
  Ratio of net investment income/(loss)
    to average net assets                       0.12%             (0.28)%            (0.79)%            (0.42)%
  Portfolio turnover rate                       118%               165%               121%               193%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                    2.09%(a)           2.12%(a)           2.17%(a)           2.80%(a)

                                              YEAR ENDED
  CLASS B SHARES                               03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $7.97
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                 (0.07)
  Net realized and unrealized gain/(loss)
    on investments                               0.32
  Net increase/(decrease) in net asset
    value from operations                        0.25
  LESS DISTRIBUTIONS:
  Dividends from net investment income            --
  Distributions from net realized gains           --
  Total dividends and distributions               --
  Net increase in net asset value from
    redemption fees                               --
  Net asset value, end of year                   $8.22
  TOTAL RETURN++                                 3.14%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $1,951
  Ratio of operating expenses to average
    net assets                                2.42%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                       (1.08)%
  Portfolio turnover rate                        307%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     5.02%(a)

+ Annualized.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA MARSICO INTERNATIONAL
OPPORTUNITIES FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/06              3/31/05              3/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.05               $10.75                $6.80                $8.22
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.01                (0.03)               (0.07)               (0.05)
  Net realized and unrealized gain/(loss)
   on investments                                3.60                 0.49                 4.10                (1.37)
  Net increase/(decrease) in net asset
   value from operations                         3.61                 0.46                 4.03                (1.42)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.01)                 --                   --                   --
  Distributions from net realized gains         (0.47)               (0.16)               (0.08)                 --
  Total dividends and distributions             (0.48)               (0.16)               (0.08)                 --
  Net increase in net asset value from
   redemption fees                               --##                 --##                 --##                  --
  Net asset value, end of year                  $14.18               $11.05               $10.75                $6.80
  TOTAL RETURN++                                34.32%                4.45%               59.53%              (17.27)%
  RATIOS TO AVERAGE NET
   ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $46,365              $19,530              $8,331                $869
  Ratio of operating expenses to average
   net assets                                  2.09%(b)             2.12%(a)             2.17%(a)             2.48%(a)
  Ratio of net investment income/(loss)
   to average net assets                         0.05%               (0.28)%              (0.79)%              (0.42)%
  Portfolio turnover rate                        118%                 165%                 121%                 193%
  Ratio of operating expenses to average
   net assets without waivers and/or
   expense reimbursements                      2.09%(a)             2.12%(a)             2.17%(a)             2.80%(a)

                                               YEAR ENDED
  CLASS C SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $7.97
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  (0.07)
  Net realized and unrealized gain/(loss)
   on investments                                 0.32
  Net increase/(decrease) in net asset
   value from operations                          0.25
  LESS DISTRIBUTIONS:
  Dividends from net investment income             --
  Distributions from net realized gains            --
  Total dividends and distributions                --
  Net increase in net asset value from
   redemption fees                                 --
  Net asset value, end of year                    $8.22
  TOTAL RETURN++                                  3.14%
  RATIOS TO AVERAGE NET
   ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)              $869
  Ratio of operating expenses to average
   net assets                                  2.42%(a)(b)
  Ratio of net investment income/(loss)
   to average net assets                         (1.08)%
  Portfolio turnover rate                         307%
  Ratio of operating expenses to average
   net assets without waivers and/or
   expense reimbursements                       5.02%(a)

+ Annualized.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA MARSICO INTERNATIONAL
OPPORTUNITIES FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                  PERIOD ENDED
  CLASS R SHARES                                                   03/31/06*
  Net asset value, beginning of period                               $13.76
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)**                                     (0.01)
  Net realized and unrealized gain/(loss)
   on investments                                                     0.92
  Net increase/(decrease) in net asset
   value from operations                                              0.91
  LESS DISTRIBUTIONS:
  Dividends from net investment income                                 --
  Distributions from net realized gains                                --
  Total dividends and distributions                                    --
  Net increase in net asset value from
   redemption fees                                                    --#
  Net asset value, end of period                                     $14.67
  TOTAL RETURN++                                                    6.61%(a)
  RATIOS TO AVERAGE NET
   ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                                $11
  Ratio of operating expenses to average
   net assets                                                    1.64%(b)(c)(d)
  Ratio of net investment income/(loss)
   to average net assets                                           (0.30)%(c)
  Portfolio turnover rate                                             118%
  Ratio of operating expenses to average
   net assets without waivers and/or
   expense reimbursements                                         1.64%(b)(c)

*Class R shares commenced operations on January 23, 2006.
** Per share net investment income/(loss) has been calculated using the monthly average shares method.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Amount represents less than $0.01 per share.
(a) Not annualized.
(b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(c) Annualized.
(d) The effect of interest expense on the operating expense ratio was less than 0.01%.

Hypothetical investment and expense information

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Funds, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in each class of the Funds assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the Funds, which are the same as those stated in the Annual Fund Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables shown below reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charges, if any, which may be payable on redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

COLUMBIA GLOBAL VALUE FUND -- CLASS A SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              5.75%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              1.48%               -2.43%              $9,756.76        $716.95
       2           10.25%              1.48%                1.00%             $10,100.20        $146.94
       3           15.76%              1.48%                4.56%             $10,455.72        $152.11
       4           21.55%              1.48%                8.24%             $10,823.77        $157.47
       5           27.63%              1.48%               12.05%             $11,204.76        $163.01
       6           34.01%              1.48%               15.99%             $11,599.17        $168.75
       7           40.71%              1.48%               20.07%             $12,007.46        $174.69
       8           47.75%              1.48%               24.30%             $12,430.12        $180.84
       9           55.13%              1.48%               28.68%             $12,867.66        $187.20
      10           62.89%              1.48%               33.21%             $13,320.61        $193.79
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $3,320.61
  TOTAL ANNUAL FEES & EXPENSES                                                                $2,241.75

COLUMBIA GLOBAL VALUE FUND -- CLASS B SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE       AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO             EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%               2.23%               2.77%            $10,277.00        $226.09
       2           10.25%               2.23%               5.62%            $10,561.67        $232.35
       3           15.76%               2.23%               8.54%            $10,854.23        $238.79
       4           21.55%               2.23%              11.55%            $11,154.89        $245.40
       5           27.63%               2.23%              14.64%            $11,463.88        $252.20
       6           34.01%               2.23%              17.81%            $11,781.43        $259.19
       7           40.71%               2.23%              21.08%            $12,107.78        $266.36
       8           47.75%               2.23%              24.43%            $12,443.16        $273.74
       9           55.13%               1.48%              28.81%            $12,881.16        $187.40
      10           62.89%               1.48%              33.35%            $13,334.58        $194.00
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $3,334.58
  TOTAL ANNUAL FEES & EXPENSES                                                               $2,375.52

COLUMBIA GLOBAL VALUE FUND -- CLASS C SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              2.23%                2.77%             $10,277.00        $226.09
       2           10.25%              2.23%                5.62%             $10,561.67        $232.35
       3           15.76%              2.23%                8.54%             $10,854.23        $238.79
       4           21.55%              2.23%               11.55%             $11,154.89        $245.40
       5           27.63%              2.23%               14.64%             $11,463.88        $252.20
       6           34.01%              2.23%               17.81%             $11,781.43        $259.19
       7           40.71%              2.23%               21.08%             $12,107.78        $266.36
       8           47.75%              2.23%               24.43%             $12,443.16        $273.74
       9           55.13%              2.23%               27.88%             $12,787.84        $281.33
      10           62.89%              2.23%               31.42%             $13,142.06        $289.12
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $3,142.06
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,564.57

COLUMBIA INTERNATIONAL VALUE FUND -- CLASS A SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              5.75%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              1.27%               -2.23%              $9,776.55        $696.93
       2           10.25%              1.27%                1.41%             $10,141.22        $126.48
       3           15.76%              1.27%                5.19%             $10,519.49        $131.20
       4           21.55%              1.27%                9.12%             $10,911.86        $136.09
       5           27.63%              1.27%               13.19%             $11,318.87        $141.17
       6           34.01%              1.27%               17.41%             $11,741.07        $146.43
       7           40.71%              1.27%               21.79%             $12,179.01        $151.89
       8           47.75%              1.27%               26.33%             $12,633.29        $157.56
       9           55.13%              1.27%               31.05%             $13,104.51        $163.44
      10           62.89%              1.27%               35.93%             $13,593.31        $169.53
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $3,593.31
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,020.70

COLUMBIA INTERNATIONAL VALUE FUND -- CLASS B SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%             2.02%                 2.98%             $10,298.00        $205.01
       2           10.25%             2.02%                 6.05%             $10,604.88        $211.12
       3           15.76%             2.02%                 9.21%             $10,920.91        $217.41
       4           21.55%             2.02%                12.46%             $11,246.35        $223.89
       5           27.63%             2.02%                15.81%             $11,581.49        $230.56
       6           34.01%             2.02%                19.27%             $11,926.62        $237.43
       7           40.71%             2.02%                22.82%             $12,282.03        $244.51
       8           47.75%             2.02%                26.48%             $12,648.04        $251.79
       9           55.13%             1.27%                31.20%             $13,119.81        $163.63
      10           62.89%             1.27%                36.09%             $13,609.18        $169.73
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $3,609.18
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,155.08

COLUMBIA INTERNATIONAL VALUE FUND -- CLASS C SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                       CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &      ANNUAL EXPENSE        AFTER FEES &     END BALANCE AFTER    FEES &
     YEAR         EXPENSES              RATIO              EXPENSES        FEES & EXPENSES    EXPENSES
       1            5.00%              2.02%                 2.98%            $10,298.00        $205.01
       2           10.25%              2.02%                 6.05%            $10,604.88        $211.12
       3           15.76%              2.02%                 9.21%            $10,920.91        $217.41
       4           21.55%              2.02%                12.46%            $11,246.35        $223.89
       5           27.63%              2.02%                15.81%            $11,581.49        $230.56
       6           34.01%              2.02%                19.27%            $11,926.62        $237.43
       7           40.71%              2.02%                22.82%            $12,282.03        $244.51
       8           47.75%              2.02%                26.48%            $12,648.04        $251.79
       9           55.13%              2.02%                30.25%            $13,024.95        $259.30
      10           62.89%              2.02%                34.13%            $13,413.09        $267.02
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $3,413.09
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,348.04

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND -- CLASS A SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              5.75%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              1.14%               -2.11%              $9,788.81        $684.52
       2           10.25%              1.14%                1.67%             $10,166.65        $113.75
       3           15.76%              1.14%                5.59%             $10,559.09        $118.14
       4           21.55%              1.14%                9.67%             $10,966.67        $122.70
       5           27.63%              1.14%               13.90%             $11,389.98        $127.43
       6           34.01%              1.14%               18.30%             $11,829.63        $132.35
       7           40.71%              1.14%               22.86%             $12,286.26        $137.46
       8           47.75%              1.14%               27.61%             $12,760.51        $142.77
       9           55.13%              1.14%               32.53%             $13,253.06        $148.28
      10           62.89%              1.14%               37.65%             $13,764.63        $154.00
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $3,764.63
  TOTAL ANNUAL FEES & EXPENSES                                                                $1,881.39

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND -- CLASS B SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              1.89%                3.11%             $10,311.00        $191.94
       2           10.25%              1.89%                6.32%             $10,631.67        $197.91
       3           15.76%              1.89%                9.62%             $10,962.32        $204.06
       4           21.55%              1.89%               13.03%             $11,303.25        $210.41
       5           27.63%              1.89%               16.55%             $11,654.78        $216.95
       6           34.01%              1.89%               20.17%             $12,017.24        $223.70
       7           40.71%              1.89%               23.91%             $12,390.98        $230.66
       8           47.75%              1.89%               27.76%             $12,776.34        $237.83
       9           55.13%              1.14%               32.70%             $13,269.50        $148.46
      10           62.89%              1.14%               37.82%             $13,781.70        $154.19
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $3,781.70
  TOTAL ANNUAL FEES & EXPENSES                                                                $2,016.12

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND -- CLASS C SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              1.89%                3.11%             $10,311.00        $191.94
       2           10.25%              1.89%                6.32%             $10,631.67        $197.91
       3           15.76%              1.89%                9.62%             $10,962.32        $204.06
       4           21.55%              1.89%               13.03%             $11,303.25        $210.41
       5           27.63%              1.89%               16.55%             $11,654.78        $216.95
       6           34.01%              1.89%               20.17%             $12,017.24        $223.70
       7           40.71%              1.89%               23.91%             $12,390.98        $230.66
       8           47.75%              1.89%               27.76%             $12,776.34        $237.83
       9           55.13%              1.89%               31.74%             $13,173.68        $245.23
      10           62.89%              1.89%               35.83%             $13,583.38        $252.85
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $3,583.38
  TOTAL ANNUAL FEES & EXPENSES                                                                $2,211.54

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND -- CLASS R SHARES

              MAXIMUM SALES CHARGE  INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
                     0.00%                        $10,000.00                             5%
               CUMULATIVE RETURN                       CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                 BEFORE FEES &           ANNUAL           AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR           EXPENSES         EXPENSE RATIO          EXPENSES         FEES & EXPENSES    EXPENSES
       1              5.00%              1.39%                3.61%             $10,361.00        $141.51
       2             10.25%              1.39%                7.35%             $10,735.03        $146.62
       3             15.76%              1.39%               11.23%             $11,122.57        $151.91
       4             21.55%              1.39%               15.24%             $11,524.09        $157.39
       5             27.63%              1.39%               19.40%             $11,940.11        $163.08
       6             34.01%              1.39%               23.71%             $12,371.15        $168.96
       7             40.71%              1.39%               28.18%             $12,817.75        $175.06
       8             47.75%              1.39%               32.80%             $13,280.47        $181.38
       9             55.13%              1.39%               37.60%             $13,759.89        $187.93
      10             62.89%              1.39%               42.57%             $14,256.63        $194.71
  TOTAL GAIN AFTER FEES & EXPENSES                                               $4,256.63
    TOTAL ANNUAL FEES & EXPENSES                                                                $1,668.56

COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND -- CLASS A SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              5.75%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              1.34%               -2.30%              $9,769.96        $703.61
       2           10.25%              1.34%                1.28%             $10,127.54        $133.31
       3           15.76%              1.34%                4.98%             $10,498.20        $138.19
       4           21.55%              1.34%                8.82%             $10,882.44        $143.25
       5           27.63%              1.34%               12.81%             $11,280.73        $148.49
       6           34.01%              1.34%               16.94%             $11,693.61        $153.93
       7           40.71%              1.34%               21.22%             $12,121.60        $159.56
       8           47.75%              1.34%               25.65%             $12,565.25        $165.40
       9           55.13%              1.34%               30.25%             $13,025.13        $171.46
      10           62.89%              1.34%               35.02%             $13,501.85        $177.73
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $3,501.85
  TOTAL ANNUAL FEES & EXPENSES                                                                $2,094.93

COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND -- CLASS B SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              2.09%                2.91%             $10,291.00        $212.04
       2           10.25%              2.09%                5.90%             $10,590.47        $218.21
       3           15.76%              2.09%                8.99%             $10,898.65        $224.56
       4           21.55%              2.09%               12.16%             $11,215.80        $231.10
       5           27.63%              2.09%               15.42%             $11,542.18        $237.82
       6           34.01%              2.09%               18.78%             $11,878.06        $244.74
       7           40.71%              2.09%               22.24%             $12,223.71        $251.86
       8           47.75%              2.09%               25.79%             $12,579.42        $259.19
       9           55.13%              1.34%               30.40%             $13,039.83        $171.65
      10           62.89%              1.34%               35.17%             $13,517.08        $177.93
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $3,517.08
  TOTAL ANNUAL FEES & EXPENSES                                                                $2,229.11

COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND -- CLASS C SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              2.09%                2.91%             $10,291.00        $212.04
       2           10.25%              2.09%                5.90%             $10,590.47        $218.21
       3           15.76%              2.09%                8.99%             $10,898.65        $224.56
       4           21.55%              2.09%               12.16%             $11,215.80        $231.10
       5           27.63%              2.09%               15.42%             $11,542.18        $237.82
       6           34.01%              2.09%               18.78%             $11,878.06        $244.74
       7           40.71%              2.09%               22.24%             $12,223.71        $251.86
       8           47.75%              2.09%               25.79%             $12,579.42        $259.19
       9           55.13%              2.09%               29.45%             $12,945.48        $266.74
      10           62.89%              2.09%               33.22%             $13,322.19        $274.50
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $3,322.19
  TOTAL ANNUAL FEES & EXPENSES                                                                $2,420.76

COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND -- CLASS R SHARES

        MAXIMUM SALES CHARGE        INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
               0.00%                              $10,000.00                              5%
               CUMULATIVE RETURN                        CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                 BEFORE FEES &       ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR           EXPENSES              RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1              5.00%               1.59%                3.41%             $10,341.00        $161.71
       2             10.25%               1.59%                6.94%             $10,693.63        $167.23
       3             15.76%               1.59%               10.58%             $11,058.28        $172.93
       4             21.55%               1.59%               14.35%             $11,435.37        $178.82
       5             27.63%               1.59%               18.25%             $11,825.31        $184.92
       6             34.01%               1.59%               22.29%             $12,228.56        $191.23
       7             40.71%               1.59%               26.46%             $12,645.55        $197.75
       8             47.75%               1.59%               30.77%             $13,076.76        $204.49
       9             55.13%               1.59%               35.23%             $13,522.68        $211.47
      10             62.89%               1.59%               39.84%             $13,983.81        $218.68
  TOTAL GAIN AFTER FEES & EXPENSES                                                $3,983.81
    TOTAL ANNUAL FEES & EXPENSES                                                                 $1,889.22

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO COLUMBIA FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------


Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of the Fund's assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 under the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CROSSING NETWORKS -- an electronic system where anonymous parties can match, buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DEPOSITARY RECEIPTS -- evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVERSIFIED -- A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

DURATION -- a measure used to estimate how much a Fund's net asset value will fluctuate in response to a change in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from two, or in some circumstances one, nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

FORWARD FOREIGN CURRENCY CONTRACTS -- a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUNDAMENTAL ANALYSIS -- a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

HIGH YIELD DEBT SECURITY -- a debt security (also known as a "junk" bond) that, at the time of purchase, is either rated by an NRSRO to be below investment-grade (e.g., rated "BB" or lower by S&P) or is unrated but believed by a Fund's portfolio manager(s) or portfolio management team to be of comparable quality.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

LEHMAN BROTHERS U.S. AGGREGATE INDEX -- an unmanaged index made up of U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities and asset-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MERRILL LYNCH ALL CONVERTIBLES ALL QUALITIES INDEX -- an unmanaged index that measures the performance of all U.S. dollar-denominated convertible securities of issuers not currently in bankruptcy. Securities in the index have total market values greater than $50 million at issuance. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MERRILL LYNCH 1-3 YEAR MUNICIPAL INDEX -- an unmanaged index that tracks the performance of investment grade U.S. tax exempt bonds with remaining terms to final maturities of at least one year and less than three years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MONEY MARKET INSTRUMENT -- a high quality, short-term debt security that pays interest based on a fixed, variable or floating rate and is considered to mature in 13 months or less. Money market instruments include, but are not limited to, U.S. Treasury obligations, U.S. government obligations, certificates of deposit and time deposits, bankers' acceptances, commercial paper, corporate bonds, extendible commercial notes, asset backed securities, funding agreements, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MORTGAGE DOLLAR ROLLS -- transactions in which a Fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase those or similar securities at a mutually agreed-upon future date and lower price. The difference between the sale price and the repurchase price is known as the "drop."

MSCI EAFE INDEX -- an unmanaged free float-adjusted market capitalization index that measures developed market equity performance, excluding the U.S. and Canada. The index includes Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MSCI WORLD INDEX -- an unmanaged free float-adjusted market capitalization index that measures global developed market equity performance. The index includes Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

OVER-THE-COUNTER MARKET -- a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

PRE-REFUNDED BOND -- a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

PRICE-TO-EARNINGS RATIO (P/E RATIO) -- the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

PRIVATE PLACEMENT -- a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

QUANTITATIVE ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

REAL ESTATE INVESTMENT TRUST (REIT) -- a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests. A REIT is a tax-advantaged entity with a special election under the Internal Revenue Code whose assets are composed primarily of such investments.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

RIGHT -- a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

RUSSELL 1000(R) GROWTH INDEX -- an unmanaged index that measures the performance of the largest U.S. companies based on total market capitalization, with higher price-to-book ratios and higher forecasted growth rates relative to the Russell 1000(R) Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 1000(R) INDEX -- an unmanaged index that measures the performance of the largest 1,000 U.S. companies and represents approximately 90% of the U.S. equity market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 1000(R) VALUE INDEX -- an unmanaged index that measures the performance of those securities in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) GROWTH INDEX -- an unmanaged index that measures the performance of those securities in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) INDEX -- an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index and represents approximately 8% of the U.S. equity market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) VALUE INDEX -- an unmanaged index that measures the performance of those securities in the Russell 2000(R) Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 3000(R) GROWTH INDEX -- an unmanaged index comprised of securities in the Russell 3000(R) Index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, with a greater than average growth orientation. Companies in the Russell 3000(R) Growth Index tend to exhibit higher price to book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 3000(R) INDEX -- an unmanaged index that measures the performance of the 3,000 largest U.S. securities based on total market capitalization, and represents approximately 98% of the investable U.S. equity market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) GROWTH INDEX -- an unmanaged index that measures the performance of those securities in the Russell Midcap(R) Index with higher price-to-book ratios and higher forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) INDEX -- an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index and represents approximately 24% of the U.S. equity market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.


RUSSELL MIDCAP(R) VALUE INDEX -- an unmanaged index that measures the performance of those securities in the Russell Midcap(R) Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P 500 (1) INDEX -- an unmanaged index of 500 widely held common stocks. The S&P 500 covers 80% of the U.S. market and encompasses more than 100 different industry groups. It is not available for investment and does not reflect fees, brokerage commissions to other expenses of investing.

S&P MIDCAP 400 (1) INDEX -- an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. It represents about 7% of the U.S. market capitalization. The index is weighted by market value, is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P SMALLCAP 600 (1) INDEX -- an unmanaged index of 600 common stocks, weighted by market capitalization. The S&P SmallCap 600 represents 3% of U.S. market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SENIOR SECURITY -- a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SHORT-SELLING -- the practice of borrowing a security (or commodity futures contract) from a broker and selling it, with the understanding that it must later be repurchased and returned to the broker. Short-selling (or "selling short") is a technique used by investors who try to profit from the falling price of a stock.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

ZERO-COUPON BOND -- a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

(1)"Standard & Poor's", "S&P", "S&P 500", "Standard & Poor's 500", "500",
   "Standard & Poor's MidCap 400", "S&P MidCap 400", "Standard & Poor's SmallCap 600" and "S&P SmallCap 600" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Funds.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

COLUMBIA MANAGEMENT.




Where to find more information

You'll find more information about Columbia Funds International/Global Stock Funds in the following documents:


Annual and semi-annual reports

The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

Statement of Additional Information

The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Columbia Funds:

By telephone:
1.800.345.6611

By mail:
COLUMBIA FUNDS
C/O COLUMBIA FUNDS SERVICES
P.O. BOX 8081
BOSTON, MA 02266-8081

On the Internet:
WWW.COLUMBIAFUNDS.COM

Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


SEC file number: 811-09645
Columbia Funds Series Trust

INT-36/111179-0606

COLUMBIA MANAGEMENT(R)

                          Stock Funds
                          Prospectus -- Class A, B, C and R Shares
                          August 1, 2006

                          Columbia Convertible Securities Fund
                          Columbia Asset Allocation Fund II
                          Columbia Large Cap Value Fund
                          Columbia Mid Cap Value Fund
                          Columbia Large Cap Core Fund
                          Columbia Marsico Growth Fund
                          Columbia Marsico Focused Equities Fund
                          Columbia Marsico Mid Cap Growth Fund
                          Columbia Marsico 21st Century Fund
                          Columbia Small Cap Value Fund II
                          Columbia Small Cap Growth Fund II


                          THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

                          ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NOT FDIC-INSURED     NOT BANK ISSUED
    NO BANK
   GUARANTEE         MAY LOSE VALUE

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE COLUMBIA FUNDS FAMILY (COLUMBIA FUNDS OR COLUMBIA FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 167.

YOUR INVESTMENT IN A FUND IS NOT A BANK DEPOSIT OR OTHER OBLIGATION OF, OR ISSUED OR ENDORSED OR GUARANTEED BY, BANK OF AMERICA, N.A. (BANK OF AMERICA) OR ANY OF ITS AFFILIATES. YOUR INVESTMENT IN A FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUNDS AND MAY BE COMPENSATED OR INCENTED IN CONNECTION WITH THE SALE OF THE FUNDS.

YOUR INVESTMENT IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL INVESTED. YOUR INVESTMENT MAY LOSE MONEY.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about Columbia Funds Stock Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

ABOUT THE FUNDS

Stock Funds invest primarily in equity securities of U.S. companies. Within the Stock Funds category is Columbia Asset Allocation Fund II. This Fund invests in a mix of equity and fixed income securities, as well as money market instruments.

The Funds also have different risk/return characteristics because they invest in different kinds of securities and have varying investments strategies.

Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have the highest risk.

Fixed income securities have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of fixed income securities.

Money market instruments include short-term debt securities that are government issued or guaranteed or have relatively low risk. Over time, the return on these investments may be lower than the return on other kinds of investments.

In every case, there's a risk that you'll lose money or that you may not earn as much as you expect.

CHOOSING THE RIGHT FUNDS FOR YOU

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Stock Funds generally focus on long-term growth. They may be suitable for you if:

  - you have longer-term investment goals

  - they're part of a balanced portfolio

  - you want to try to protect your portfolio against a loss of buying power that inflation can cause over time

They may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with equity securities

  - you have short-term investment goals

  - you're looking for a regular stream of income

Columbia Asset Allocation Fund II invests in a mix of equity and fixed income securities, as well as money market instruments. It may be suitable for you if:

  - you're looking for both long-term growth and income

  - you want a diversified portfolio in a single mutual fund

It may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with equity and fixed income securities

  - you have short-term investment goals

  - you're looking for a regular stream of income

You'll find a discussion of each Fund's investment objective, principal investment strategies and risks in the Fund descriptions that start on page 7.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.345.6611 or contact your investment professional. For information regarding the purchase, sale and exchange of Class R shares of the Funds please contact your retirement plan administrator.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

PROPOSED REORGANIZATIONS

On April 4, 2006, the Board of Columbia Funds Series Trust, on behalf of the Funds, approved the reorganization of certain of the Funds into corresponding series of Columbia Funds Series Trust I. Specifically, the Board approved the reorganization of Columbia Marsico Mid Cap Growth Fund into Columbia Mid Cap Growth Fund. The principal effect of the reorganization would be to convert an investment in a Fund that is a series of Columbia Funds Series Trust into an investment in a Fund that is a series of Columbia Funds Series Trust I.

Shareholders of each Fund involved in the reorganization will be asked to consider and vote on an Agreement and Plan of Reorganization at a special shareholder meeting which is expected to be held in early September 2006. If shareholder approval is obtained and the other conditions to the reorganization are satisfied, it is anticipated that the reorganization will take place in mid to late September 2006. At that time, Class A shares, Class B shares, Class C shares and Class Z shares of Columbia Marsico Mid Cap Growth Fund would be exchanged for shares of equal dollar value in an identical share class of Columbia Mid Cap Growth Fund.

PROPOSED BOARD ACTIVITIES

At Board meetings scheduled for mid-August 2006, the Board of Trustees of Columbia Funds Series Trust will be asked to take various actions to enable Columbia Marsico 21st Century Fund and Columbia Small Cap Value Fund II to operate as stand-alone funds. This Prospectus describes these Funds as Feeder Funds that invest all of their assets in a corresponding Master Portfolio that, in turn, invests in individual portfolio securities. If the Board decides to take these actions, the Funds will invest directly in individual portfolio securities rather than in corresponding Master Portfolios.

Specifically, the Board will be asked to adopt/approve an advisory agreement with the Adviser, and sub-advisory agreements with the Sub-Advisers, if any, for these Funds, on the same terms as are described herein for the Master Portfolios, as well as a single integrated administration agreement combining the Fund-level administrative duties and fees with those at the corresponding Master Portfolio-level. These actions will not result in any change in total fees or the investment objective and principal investment strategies as they are described in this prospectus. Nor will they result in a change in the principal risks of investing in the Funds, except that the disclosed risks of investing in a master-feeder structure will no longer apply. There will be no transaction or other costs charged to Fund shareholders and no federal income tax consequences as a result of the actions.

Shareholder approval is not required to implement these actions and, accordingly, will not be requested. This prospectus will be supplemented by the end of August if the actions are not approved by the Board or are not implemented as described.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

COLUMBIA MANAGEMENT ADVISORS, LLC (THE ADVISER) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND. THE ADVISER AND COLUMBIA FUNDS HAVE ENGAGED A SUB-ADVISER WHICH IS RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR CERTAIN FUNDS.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE SUB-ADVISER STARTING ON PAGE 77.

--------------------------------------------------------------------------------


COLUMBIA CONVERTIBLE SECURITIES FUND                             7
------------------------------------------------------------------
COLUMBIA ASSET ALLOCATION FUND II                               13
------------------------------------------------------------------
COLUMBIA LARGE CAP VALUE FUND                                   20
------------------------------------------------------------------
COLUMBIA MID CAP VALUE FUND                                     26
------------------------------------------------------------------
COLUMBIA LARGE CAP CORE FUND                                    32
------------------------------------------------------------------
COLUMBIA MARSICO GROWTH FUND                                    38
Sub-adviser: Marsico Capital Management, LLC
------------------------------------------------------------------
COLUMBIA MARSICO FOCUSED EQUITIES FUND                          44
Sub-adviser: Marsico Capital Management, LLC
------------------------------------------------------------------
COLUMBIA MARSICO MID CAP GROWTH FUND                            50
Sub-adviser: Marsico Capital Management, LLC
------------------------------------------------------------------
COLUMBIA MARSICO 21ST CENTURY FUND                              56
Sub-adviser: Marsico Capital Management, LLC
------------------------------------------------------------------
COLUMBIA SMALL CAP VALUE FUND II                                62
------------------------------------------------------------------
COLUMBIA SMALL CAP GROWTH FUND II                               68
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     74
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       77

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Choosing a share class                                        83
     About Class A shares                                       84
        Front-end sales charge                                  84
        Contingent deferred sales charge                        85
     About Class B shares                                       86
        Contingent deferred sales charge                        86
     About Class C shares                                       87
        Contingent deferred sales charge                        87
     About Class R shares                                       88
     When you might not have to pay a sales charge              88
  Buying, selling and exchanging shares                         94
     How orders are processed                                   98
  How selling and servicing agents are paid                    105
  Distributions and taxes                                      108
  Legal matters                                                111
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                           112
------------------------------------------------------------------
HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION                147
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                  167
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

COLUMBIA CONVERTIBLE SECURITIES FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. THE ADVISER'S INCOME STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 77.

WHAT ARE CONVERTIBLE SECURITIES?

CONVERTIBLE SECURITIES, WHICH INCLUDE CONVERTIBLE BONDS AND CONVERTIBLE PREFERRED STOCKS, CAN BE EXCHANGED FOR COMMON STOCK AT A SPECIFIED RATE. THE COMMON STOCK IT CONVERTS TO IS CALLED THE "UNDERLYING" COMMON STOCK.

CONVERTIBLE SECURITIES TYPICALLY:

  - HAVE HIGHER INCOME POTENTIAL THAN THE UNDERLYING COMMON STOCK

  - ARE AFFECTED LESS BY CHANGES IN THE STOCK MARKET THAN THE UNDERLYING COMMON STOCK

  - HAVE THE POTENTIAL TO INCREASE IN VALUE IF THE VALUE OF THE UNDERLYING COMMON STOCK INCREASES

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to provide investors with a total investment return, comprised of current income and capital appreciation, consistent with prudent investment risk.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in convertible securities. The Fund may also invest in common stocks. Most convertible securities are issued by U.S. issuers. The Fund may invest up to 15%
                   of its assets in Eurodollar convertible securities.

The Fund may invest up to 20% of its assets in foreign securities.

The team generally chooses convertible securities that are rated at least "B" by a nationally recognized statistical rating organization (NRSRO). The team may choose unrated securities if it believes they are of comparable quality at the time of investment.

The Fund also may invest in other equity securities. The Fund may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The team looks for opportunities to participate in the growth potential of the underlying common stocks, while earning income that is generally higher than the income these stocks earn. The Fund may sell common stocks short (short-selling) against positions in which the Fund has directly invested in convertible securities with no more than 10% of its assets.

When identifying individual investments, the team evaluates a number of factors, including:

  - the issuer's financial strength and revenue outlook

  - earnings trends, including changes in earnings estimates

  - the security's conversion feature and other characteristics

The team tries to limit conversion costs and generally sells securities when they take on the trading characteristics of the underlying common stock. The team also may convert securities to common shares when it believes it's appropriate to do so.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         WITH LIMITED EXCEPTIONS, THE FUND WILL NO LONGER ACCEPT NEW INVESTORS AT THE
                   TIME THAT THE FUND'S TOTAL ASSETS UNDER MANAGEMENT REACH $2 BILLION. FOLLOWING
                   THE CLOSING DATE, ANY INVESTORS THAT MAINTAIN AN INVESTMENT IN THE FUND WILL
                   CONTINUE TO BE ABLE TO PURCHASE ADDITIONAL SHARES OF THE FUND; HOWEVER, IN THE
                   EVENT THAT AN ORDER TO PURCHASE SHARES IS RECEIVED AFTER THE CLOSING DATE FROM A
                   POTENTIAL INVESTOR THAT DOES NOT ALREADY HOLD SHARES OF THE FUND, THE ORDER WILL
                   BE REFUSED AND ANY MONEY THAT THE FUND HAS RECEIVED WILL BE RETURNED TO THE
                   INVESTOR OR THEIR SELLING AGENT, AS APPROPRIATE. RETIREMENT PLANS AND CERTAIN
                   INVESTMENT FUNDS MANAGED BY THE ADVISER INCLUDING THE COLUMBIA LIFEGOAL
                   PORTFOLIOS AND FUTURE SCHOLAR PROGRAM, THAT CURRENTLY OFFER OR EMPLOY THE FUND
                   AS AN INVESTMENT OPTION WILL CONTINUE TO BE ABLE TO PURCHASE OR OFFER SHARES OF
                   THE FUND AFTER THE CLOSING DATE.
                   Columbia Convertible Securities Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team chooses convertible securities that it believes have the potential for long-term growth in value. There is a risk that the value of these investments will not rise as high as the team expects, or will fall. The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the Fund's ability to meet its objective.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - INTEREST RATE RISK -- Certain of the convertible securities in which the Fund invests are fixed income securities. The prices of the Fund's fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer maturities tend to fall more in value when interest rates rise than fixed income securities with shorter maturities.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Fixed income securities with the lowest investment grade rating or that aren't investment grade are more speculative in nature than securities with higher ratings, and they tend to be more sensitive to credit risk, particularly during a downturn in the economy.

      - SHORT SELLING RISK -- In order to short sell a common stock, the Fund must borrow, buy or already hold the security to make delivery to the counterparty. If the Fund borrows the security, it then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Therefore, the Fund bears the risk that the price of the security at the time of replacement has not moved in the direction that was originally predicted. There also is a risk that the Fund may experience difficulty purchasing the security necessary for replacement if the security does not have a liquid market at the time that the replacement must occur or that an event may occur to the security underlying the short position that makes the short position worthless or lose value.

  - FOREIGN INVESTMENT RISK -- Because the Fund may invest up to 20% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
                ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               19.45%   21.96%    6.58%   26.76%   14.86%   -7.90%   -9.63%   25.95%   10.85%    3.22%



               *Year-to-date return as of June 30, 2006: 3.10%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1999:           17.39%
         WORST: 3RD QUARTER 2002:         -10.59%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the Merrill Lynch All Convertibles All Qualities Index, a widely used unmanaged index that measures the performance of convertible securities. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                          10 YEARS/
                                                      1 YEAR   5 YEARS   LIFE OF FUND
         CLASS A SHARES RETURNS BEFORE TAXES          -2.70%    2.48%       9.84%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                              -4.46%    1.22%       6.74%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES      -0.68%    1.47%       6.72%



         CLASS B SHARES RETURNS BEFORE TAXES          -2.29%    2.57%       6.90%*



         CLASS C SHARES RETURNS BEFORE TAXES           1.52%    2.92%       8.94%*



         MERRILL LYNCH ALL CONVERTIBLES ALL
           QUALITIES INDEX (REFLECTS NO DEDUCTIONS
           FOR FEES, EXPENSES OR TAXES)                1.01%    4.22%       8.84%




      *THE INCEPTION DATES OF CLASS B SHARES AND CLASS C SHARES ARE JULY 15,
       1998 AND OCTOBER 21, 1996, RESPECTIVELY. THE RETURNS FOR THESE CLASSES ARE SHOWN FROM THEIR INCEPTION DATES. THE RETURN FOR THE INDEX SHOWN IS FROM DECEMBER 31, 1995.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class A, B and C shares can be found in the section HYPOTHETICAL INVESTMENT
                   AND EXPENSE INFORMATION.

         SHAREHOLDER FEES                                Class A   Class B   Class C
         (Fees paid directly from your investment)       Shares    Shares    Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price              5.75%      N/A       N/A



         Maximum deferred sales charge (load) as a % of
         the lower of the original purchase price or
         net asset value                                 1.00% (1)  5.00%(2)  1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees(5)                               0.77%     0.77%     0.77%



         Distribution (12b-1) and shareholder servicing
         fees                                             0.25%     1.00%     1.00%



         Other expenses(6,7)                              0.08%     0.08%     0.08%
                                                           -----     -----     -----



         Total annual Fund operating expenses             1.10%     1.85%     1.85%
                                                           =====     =====     =====

      (1)This charge applies to investors who buy $1 million or more of Class A shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund pays an investment advisory fee of 0.60% and an administration fee of 0.17%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.65% for assets up to $500 million; 0.60% for assets in excess of $500 million and up to $1 billion; 0.55% for assets in excess of $1 billion and up to $1.5 billion; and 0.50% for assets in excess of $1.5 billion.

      (6)Other expenses have been restated to reflect contractual changes to the fees paid by the Fund for transfer agency services effective April 1, 2006.

      (7)The Fund's transfer agent has voluntarily agreed to waive a portion of its fees (which are included in other expenses), for accounts other than omnibus accounts so that transfer agency fees (exclusive of out-of-pocket expenses) will not exceed 0.02% annually. If this fee waiver were reflected in this table, other expenses would be 0.07% for all share classes and total annual Fund operating expenses would be 1.09%, 1.84% and 1.84% for Class A, Class B and Class C shares, respectively. The Fund's transfer agent, at its discretion, may revise or discontinue this arrangement at any time.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - Class B shares convert to Class A shares after you've owned them for eight years

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $681     $904     $1,146     $1,837



         CLASS B SHARES                          $688     $881     $1,200     $1,972



         CLASS C SHARES                          $288     $581     $1,000     $2,168

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $188     $581     $1,000     $1,972



         CLASS C SHARES                          $188     $581     $1,000     $2,168

COLUMBIA ASSET ALLOCATION FUND II

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. VIKRAM KURIYAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE EQUITY PORTION OF THE FUND. LEONARD APLET AND RICHARD CUTTS OF THE ADVISER MAKE THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FIXED INCOME AND MONEY MARKET PORTIONS OF THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGERS STARTING ON PAGE 77.

WHAT IS AN ASSET ALLOCATION FUND?

THIS ASSET ALLOCATION FUND INVESTS IN A MIX OF EQUITY AND FIXED INCOME SECURITIES, AND CASH EQUIVALENTS.

EACH OF THESE "ASSET CLASSES" HAS DIFFERENT RISK/RETURN CHARACTERISTICS. THE PORTFOLIO MANAGERS CHANGES THE MIX BASED ON THEIR ASSESSMENT OF THE EXPECTED RISKS AND RETURNS OF EACH CLASS.

ASSET ALLOCATION FUNDS LIKE THIS ONE CAN PROVIDE A DIVERSIFIED ASSET MIX FOR YOU IN A SINGLE INVESTMENT.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to obtain long-term growth from capital appreciation, and dividend and interest income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests in a mix of equity and fixed income securities, as well as cash equivalents, including U.S. government obligations, commercial paper and other short-term, interest-bearing instruments.

The portfolio managers use asset allocation and active security selection as its principal investment approach. The portfolio managers actively allocate assets among the three asset classes based on its assessment of the expected risks and returns of each class.

The equity securities the Fund invests in are primarily common stocks of medium and large-sized companies whose market capitalizations typically are at least $1 billion and that are believed to have potential for long-term growth.

In selecting investments for the equity portion of the Fund, the portfolio managers use quantitative analysis to evaluate the attractiveness of each potential investment generally selected from the universe of companies included in the Russell 1000 Index. The portfolio managers may examine a wide variety of factors classified as value measures (forward price-to-earnings, trailing price-to-earnings, book value-to-price, price-to-cash flow, etc.), growth measures (earnings growth, revenue growth, etc.), price momentum and earnings momentum (earnings change, estimate revision, earnings surprise, etc.), among others.

The fixed income securities the Fund invests in are primarily investment grade bonds and notes. The Fund may invest up to 10% of its total assets in high yield debt securities which are often referred to as "junk bonds". The Fund normally invests at least 25% of its assets in senior securities. The Fund may also invest up to 35% of its assets in mortgage-backed and asset-backed securities.

In the fixed income portion of its portfolio, the Fund may also engage in repurchase, reverse purchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options, and other derivative instruments to seek to enhance returns, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in an underlying asset.

The Fund may also participate in mortgage dollar rolls up to the amount of allowable investments in mortgage-backed securities and limited to the Fund's current position in mortgage-backed securities. The Fund may roll all, a portion or none of the Fund's current position in mortgage-backed securities.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The portfolio managers may sell a security when the Fund's asset allocation changes, if there is a deterioration in the issuer's financial situation, when the portfolio managers believe other investments are more attractive, or for other reasons.

The portfolio managers may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the portfolio managers:

  - may try to sell shares of a security with the highest cost for tax purposes first, before selling other shares of the same security. The portfolio managers will only use this strategy when it is believed to be in the best interest of the Fund to do so and may sell other shares when appropriate

While the Fund may try to manage capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Asset Allocation Fund II has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The portfolio managers use an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns the portfolio managers expects, or will fall in value.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - INTEREST RATE RISK -- The prices of the Fund's fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer maturities tend to fall more in value when interest rates rise than fixed income securities with shorter maturities.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not rated investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio managers use derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio managers are not required to utilize derivatives to reduce risks.

      - MORTGAGE DOLLAR ROLLS -- Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase those or similar securities at a mutually agreed-upon future date and lower price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase the Fund's portfolio turnover rate.

      - MORTGAGE-BACKED OR MORTGAGE-RELATED SECURITIES -- The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields. Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association, Federal National Mortgage Association or Federal Home Loan Mortgage Corporation, but may also be issued or guaranteed by other private issuers. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.

      - ASSET-BACKED SECURITIES RISK -- Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

      - INVESTMENT IN ANOTHER COLUMBIA FUND -- The Fund may pursue its fixed income securities strategy by investing in Columbia Total Return Bond Fund. The Adviser and its affiliates are entitled to receive fees from Columbia Total Return Bond Fund for providing advisory and other services, in addition to the fees which they are entitled to receive from Columbia Asset Allocation Fund II for services provided directly. Accordingly, shareholders may pay additional fees, unless such fees are waived, because of the Fund's investment in another Fund. The Adviser and its affiliates may waive fees which they are entitled to receive from Columbia Total Return Bond Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BARCHART GRAPHIC) A LOOK AT THE FUND'S PERFORMANCE
                   The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
                ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               15.66%   21.37%   21.09%   11.11%   -0.75%   -6.57%   -15.15%  19.68%    8.27%    4.42%



               *Year-to-date return as of June 30, 2006: 1.23%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1998:           12.77%
         WORST: 2ND QUARTER 2002:          -8.69%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the Russell 1000 Index and the Lehman Brothers U.S. Aggregate Index. The Russell 1000 Index is an unmanaged index comprised of the 1,000 largest stocks in the Russell 3000 Index. The Lehman Brothers U.S. Aggregate Index is an unmanaged index made up of the Lehman Brothers U.S. Government/ Credit Index, Lehman Brothers Mortgage-Backed Securities Index, Lehman Brothers Asset-Backed Securities Index and Lehman Brothers Commercial Mortgage-Backed Securities Index. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                         10 YEARS/
                                                     1 YEAR   5 YEARS   LIFE OF FUND
         CLASS A SHARES RETURNS BEFORE TAXES         -1.60%    0.22%        6.60%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                             -2.05%   -0.27%        5.15%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES     -1.04%   -0.08%        4.95%



         CLASS B SHARES RETURNS BEFORE TAXES         -1.38%    0.24%        2.20%*



         CLASS C SHARES RETURNS BEFORE TAXES          2.63%    0.62%        5.61%*



         RUSSELL 1000 INDEX (REFLECTS NO DEDUCTIONS
           FOR FEES, EXPENSES OR TAXES)               6.27%    1.07%        9.29%



         LEHMAN BROTHERS U.S. AGGREGATE INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                         2.43%    5.87%        6.16%




      *THE INCEPTION DATES OF CLASS B SHARES AND CLASS C SHARES ARE JULY 15,
       1998 AND NOVEMBER 11, 1996, RESPECTIVELY. THE RETURNS FOR THESE CLASSES ARE SHOWN FROM THEIR INCEPTION DATES. THE RETURN FOR THE INDEX SHOWN IS FROM DECEMBER 31, 1995.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class A, B and C shares can be found in the section HYPOTHETICAL INVESTMENT
                   AND EXPENSE INFORMATION.

         SHAREHOLDER FEES                                Class A   Class B   Class C
         (Fees paid directly from your investment)       Shares    Shares    Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price              5.75%      N/A       N/A



         Maximum deferred sales charge (load) as a % of
         the lower of the original purchase price or
         net asset value                                 1.00% (1)  5.00%(2)  1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees(5)                               0.72%     0.72%     0.72%



         Distribution (12b-1) and shareholder servicing
         fees                                             0.25%     1.00%     1.00%



         Other expenses(6, 7)                             0.25%     0.25%     0.25%
                                                           -----     -----     -----



         Total annual Fund operating expenses             1.22%     1.97%     1.97%
                                                           -----     -----     -----




      (1)This charge applies to investors who buy $1 million or more of Class A shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund pays an investment advisory fee of 0.60% and an administration fee of 0.12%.

      (6)Other expenses have been restated to reflect contractual changes to the fees paid by the Fund for transfer agency services effective April 1, 2006.

      (7)The Fund's transfer agent has voluntarily agreed to waive a portion of its fees (which are included in other expenses), for accounts other than omnibus accounts, so that transfer agent fees (exclusive of out-of-pocket expenses) will not exceed 0.02% annually. If this fee waiver were reflected in this table, other expenses would be 0.17% for all share classes, and total annual Fund operating expenses would be 1.14%, 1.89% and 1.89% for Class A, Class B and Class C shares, respectively. The Fund's transfer agent, at its discretion, may revise or discontinue this arrangement at any time.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - Class B shares convert to Class A shares after you've owned them for eight years

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $692     $940     $1,207     $1,967



         CLASS B SHARES                          $700     $918     $1,262     $2,102



         CLASS C SHARES                          $300     $618     $1,062     $2,296

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $200     $618     $1,062     $2,102



         CLASS C SHARES                          $200     $618     $1,062     $2,296

COLUMBIA LARGE CAP VALUE FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. THE ADVISER'S VALUE STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 77.

WHAT IS VALUE INVESTING?

VALUE INVESTING MEANS LOOKING FOR "UNDERVALUED" COMPANIES -- QUALITY COMPANIES THAT MAY BE CURRENTLY OUT OF FAVOR AND SELLING AT REDUCED PRICES, BUT THAT HAVE GOOD POTENTIAL TO INCREASE IN VALUE.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks growth of capital by investing in companies that are believed to be undervalued.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in large capitalization companies whose market capitalizations are within the range of the companies within the Russell 1000 Value Index (currently between $859 million and $367.5 billion) at the time of purchase. It generally invests in companies in a broad range of industries with market capitalizations of at least
                   $1 billion and daily trading volumes of at least $3 million. The Fund may also invest up to 20% of its assets in foreign securities. The Fund may also invest in real estate investment trusts.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The management team uses a three-pronged approach, combining fundamental and quantitative analysis with risk management to identify value opportunities and construct the portfolio. The management team looks at, among other things:

  - mature, fundamentally sound businesses that are believed to be attractively priced due to investor indifference or unpopularity

  - various measures of relative valuation, including price to cash flow and relative dividend yield. The team believes that companies with lower relative valuation are generally more likely to provide better opportunities for capital appreciation

  - a company's current operating margins relative to its historic range

  - indicators of potential stock price appreciation. These could take the form of anticipated earnings growth, company restructuring, changes in management, new product opportunities, business model changes, or other anticipated improvements in micro and macroeconomic factors

Additionally, the management team uses analytical tools to actively monitor the risk profile of the portfolio.

The team may sell a security when its price reaches a target set by the team, if there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  - may limit the number of buy and sell transactions it makes

  - may try to sell shares in a manner that would create the lowest tax burden on shareholders

  - may offset capital gains by selling securities to realize a capital loss

While the Fund may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Large Cap Value Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks that it believes are undervalued, with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FOREIGN INVESTMENT RISK -- Because the Fund may invest up to 20% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - REAL ESTATE INVESTMENT TRUST RISK -- Changes in real estate values or economic downturns can have a significant negative effect on issuers in the real estate industry.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
                ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               20.85%   26.30%   17.14%    0.99%    3.66%   -7.45%   -19.32%  31.22%   13.37%    8.89%



               *Year-to-date return as of June 30, 2006: 5.33%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1998:           19.39%
         WORST: 3RD QUARTER 2002:         -20.50%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

BECAUSE CLASS R SHARES HAVE NOT BEEN OFFERED FOR A FULL CALENDAR YEAR, NO PERFORMANCE IS SHOWN FOR CLASS R SHARES.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the Russell 1000 Value Index, an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                         1 YEAR   5 YEARS   10 YEARS
         CLASS A SHARES RETURNS BEFORE TAXES             2.65%     2.66%      7.87%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                 2.02%     1.90%      5.60%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES         1.95%     1.94%      5.85%



         CLASS B SHARES RETURNS BEFORE TAXES             3.07%     2.73%      7.73%



         CLASS C SHARES RETURNS BEFORE TAXES             7.08%     3.09%      7.82%



         RUSSELL 1000 VALUE INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR TAXES)       7.05%     5.28%     10.94%

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class A, B, C and R shares can be found in the section HYPOTHETICAL
                   INVESTMENT AND EXPENSE INFORMATION.

         SHAREHOLDER FEES
         (Fees paid directly from your         Class A   Class B   Class C   Class R
         investment)                           Shares    Shares    Shares    Shares
         Maximum sales charge (load) imposed
         on purchases, as a % of offering
         price                                  5.75%      N/A       N/A       N/A



         Maximum deferred sales charge (load)
         as a % of the lower of the original
         purchase price or net asset value     1.00%(1)  5.00%(2)  1.00%(3)    N/A



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees(5)                     0.66%     0.66%     0.66%     0.66%



         Distribution (12b-1) and shareholder
         servicing fees                         0.25%     1.00%     1.00%     0.50%



         Other expenses(6, 8)                   0.10%     0.10%     0.10%     0.10%
                                                 -----     -----     -----     -----



         Total annual Fund operating expenses   1.01%     1.76%     1.76%     1.26%
                                                 -----     -----     -----     -----



         Fee waivers(7)                        (0.01)%   (0.01)%   (0.01)%   (0.01)%
                                                 -----     -----     -----     -----



         Total net expenses(8)                  1.00%     1.75%     1.75%     1.25%
                                                 =====     =====     =====     =====

      (1)This charge applies to investors who buy $1 million or more of Class A shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund pays an investment advisory fee of 0.49% and an administration fee of 0.17%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows; 0.60% for assets up to $500 million; 0.55% for assets in excess of $500 million and up to $1 billion; 0.43% for assets in excess of $1 billion and up to $6 billion; and 0.41% in excess of $6 billion.

      (6)Other expenses have been restated to reflect contractual changes to the fees paid by the Fund for transfer agency services effective April 1, 2006.

      (7)The Fund's administrator has agreed to waive a specified portion (0.04% of net assets) of the administration fees payable to it up to $500 million. Fees will not be waived on assets in excess of $500 million.

      (8)The Fund's transfer agent has voluntarily agreed to waive a portion of its fees (which are included in other expenses), for accounts other than omnibus accounts, so that transfer agent fees (exclusive of out-of-pocket expenses) will not exceed 0.02% annually. If this fee waiver were reflected in this table, other expenses would be 0.07% for all share classes, and total annual Fund operating expenses would be 0.97%, 1.72%, 1.72% and 1.22% for Class A, Class B, Class C and Class R shares, respectively. The Fund's transfer agent, at its discretion, may revise or discontinue this arrangement at any time.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B, Class C or Class R shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

        - Class B shares convert to Class A shares after you've owned them for eight years

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $671     $875     $1,098     $1,737



         CLASS B SHARES                          $678     $851     $1,151     $1,873



         CLASS C SHARES                          $278     $551       $951     $2,071



         CLASS R SHARES                          $127     $397       $689     $1,520

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $178     $551      $951      $1,873



         CLASS C SHARES                          $178     $551      $951      $2,071

COLUMBIA MID CAP VALUE FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. THE ADVISER'S VALUE STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 77.

WHAT IS VALUE INVESTING?

VALUE INVESTING MEANS LOOKING FOR "UNDERVALUED" COMPANIES -- QUALITY COMPANIES THAT MAY BE CURRENTLY OUT OF FAVOR AND SELLING AT A REDUCED PRICE, BUT THAT HAVE GOOD POTENTIAL TO INCREASE IN VALUE.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital with income as a secondary consideration.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities of U.S. companies whose market capitalizations are within the range of the companies within the Russell Midcap Value Index (currently between
                   $1.4 billion and $13.4 billion) and that are believed to have the potential for long-term growth. The Fund may also invest up to 20% of its assets in foreign securities. The Fund may also invest in real estate investment trusts.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The management team uses a three prong approach, combining fundamental and quantitative analysis with risk management to identify value opportunities and construct the portfolio. The management team looks at, among other things:

  - mature, fundamentally sound businesses that are believed to be attractively priced due to investor indifference or unpopularity

  - various measures of relative valuation, including price to cash flow and relative dividend yield. The team believes that companies with lower relative valuation are generally more likely to provide better opportunities for capital appreciation

  - a company's current operating margins relative to its historic range

  - indicators of potential stock price appreciation. These could take the form of anticipated earnings growth, company restructuring, changes in management, new product opportunities, business model changes, or other anticipated improvements in micro and macroeconomic factors.

Additionally, the management team uses analytical tools to actively monitor the risk profile of the portfolio.

The team may sell a security when its price reaches a target set by the team, if there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  - may limit the number of buy and sell transactions it makes

  - may try to sell shares in a manner that would create the lowest tax burden on shareholders

  - may offset capital gains by selling securities to realize a capital loss

While the Fund may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Mid Cap Value Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks it believes are undervalued with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the team expects, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FOREIGN INVESTMENT RISK -- Because the Fund may invest up to 20% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - REAL ESTATE INVESTMENT TRUST RISK -- Changes in real estate values or economic downturns can have a significant negative effect on issuers in the real estate industry.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                2002     2003     2004     2005
                ----     ----     ----     ----
               -13.24%  36.53%   20.64%   15.02%



               *Year-to-date return as of June 30, 2006: 6.02%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:           17.14%
         WORST: 3RD QUARTER 2002:         -17.90%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

BECAUSE CLASS R SHARES HAVE NOT BEEN OFFERED FOR A FULL CALENDAR YEAR, NO PERFORMANCE IS SHOWN FOR CLASS R SHARES.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the Russell Midcap Value Index, an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Value Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                         LIFE OF
                                                               1 YEAR     FUND*
         CLASS A SHARES RETURNS BEFORE TAXES                     8.41%    12.81%



         CLASS A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS     5.76%    11.54%



         CLASS A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS
           AND SALE OF FUND SHARES                               6.80%    10.64%



         CLASS B SHARES RETURNS BEFORE TAXES                     9.13%    13.25%



         CLASS C SHARES RETURNS BEFORE TAXES                    13.09%    13.59%



         RUSSELL MIDCAP VALUE INDEX (REFLECTS NO DEDUCTIONS
           FOR FEES, EXPENSES OR TAXES)                         12.65%    15.62%

      *THE INCEPTION DATE OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       IS NOVEMBER 20, 2001. THE RETURN FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class A, B, C and R shares can be found in the section HYPOTHETICAL
                   INVESTMENT AND EXPENSE INFORMATION.

         SHAREHOLDER FEES                           Class A   Class B   Class C   Class R
         (Fees paid directly from your investment)  Shares    Shares    Shares    Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price        5.75%       N/A       N/A       N/A



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                   1.00%(1)  5.00%(2)  1.00%(3)    N/A



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees(5)                         0.75%     0.75%     0.75%     0.75%



         Distribution (12b-1) and shareholder
         servicing fees                             0.24%     0.99%     0.99%     0.50%



         Other expenses(6)                          0.12%     0.12%     0.12%     0.12%
                                                     ------    ------    ------



         Total annual Fund operating expenses(7)    1.11%     1.86%     1.86%     1.37%
                                                     ======    ======    ======    ======

      (1)This charge applies to investors who buy $1 million or more of Class A shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund pays an investment advisory fee of 0.58% and an administration fee of 0.17%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.65% for assets up to $500 million; 0.60% for assets in excess of $500 million and up to $1 billion; 0.55% for assets in excess of $1 billion and up to $1.5 billion; and 0.50% for assets in excess of $1.5 billion.

      (6)Other expenses have been restated to reflect contractual changes to the fees paid by the Fund for transfer agency services effective April 1, 2006.

      (7)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. There is no guarantee that these limitations will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B, Class C and Class R shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - Class B shares convert to Class A shares after you've owned them for eight years

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
         CLASS A SHARES                    $682      $908      $1,151      $1,849



         CLASS B SHARES                    $689      $885      $1,206      $1,984



         CLASS C SHARES                    $289      $585      $1,006      $2,180



         CLASS R SHARES                    $139      $434        $750      $1,646

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
         CLASS B SHARES                    $189      $585      $1,006      $1,984



         CLASS C SHARES                    $189      $585      $1,006      $2,180

COLUMBIA LARGE CAP CORE FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S ADVISER. THE ADVISER'S CORE STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 77.

MINIMIZING TAXES

THE MASTER PORTFOLIO'S PROACTIVE TAX MANAGEMENT STRATEGY MAY HELP REDUCE CAPITAL GAINS DISTRIBUTIONS. THE TAX MANAGEMENT STRATEGY SEEKS TO LIMIT PORTFOLIO TURNOVER, OFFSET CAPITAL GAINS WITH CAPITAL LOSSES AND SELL SECURITIES THAT HAVE THE LOWEST TAX BURDEN ON SHAREHOLDERS.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Columbia Large Cap Core Master Portfolio
                   (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

The Master Portfolio normally invests at least 80% of its assets in large capitalization companies whose market capitalizations are within the range of the companies within the S&P 500 Index (currently between $535.3 million and $367.5 billion) at the time of purchase. The securities the Master Portfolio normally holds include common stocks, preferred stocks and convertible securities like warrants and rights. It may hold up to 20% of its assets in foreign securities.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The team identifies stocks using a disciplined analytical process. Starting with a universe of companies with market capitalizations of at least $1 billion, the team assesses the investment potential of these companies and their industries by evaluating:

  - the growth prospects of the company's industry

  - the company's relative competitive position in the industry

The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.

The team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued.

In actively managing the portfolio, the team considers the characteristics of the S&P 500 Index as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings.

The team may sell a security when it believes that the profitability of the company's industry is beginning to decline, there is a meaningful deterioration in the company's competitive position, the company's management fails to execute its business strategy, when the team considers the security's price to be overvalued, or for other reasons.

The team may use various strategies, consistent with the Master Portfolio's investment objective, to try to reduce the amount of capital gains and income distributed to shareholders. For example, the team:

  - will focus on long-term investments to try to limit the number of buy and sell transactions

  - may try to sell securities in a manner that would create the lowest tax burden on shareholders
  - may offset capital gains by selling securities to realize a capital loss
  - may use options, instead of selling securities

While the Master Portfolio may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Large Cap Core Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks that are believed to have the potential for long-term growth. There is a risk that the value of these investments will not rise as expected, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - TECHNOLOGY AND TECHNOLOGY-RELATED RISK -- The Master Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio may invest up to 20% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                2000     2001     2002     2003     2004     2005
                ----     ----     ----     ----     ----     ----
               -12.55%  -12.42%  -27.67%  27.30%    8.07%    5.90%



               *Year-to-date return as of June 30, 2006: 4.64%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:           14.16%
         WORST: 3RD QUARTER 2001:         -16.05%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the S&P 500 Index, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                                         1 YEAR   5 YEARS    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES             -0.17%   -2.74%    -1.75%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                 -0.46%   -2.86%    -1.86%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES         -0.11%   -2.37%    -1.52%



         CLASS B SHARES RETURNS BEFORE TAXES              0.15%   -2.76%    -1.49%



         CLASS C SHARES RETURNS BEFORE TAXES              4.15%   -2.38%    -1.97%



         S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                       4.91%    0.54%     0.60%

      *THE INCEPTION DATE OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       IS AUGUST 2, 1999. THE RETURN FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class A, B and C shares can be found in the section HYPOTHETICAL INVESTMENT
                   AND EXPENSE INFORMATION.

         SHAREHOLDER FEES                                Class A   Class B   Class C
         (Fees paid directly from your investment)       Shares    Shares    Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price              5.75%      N/A       N/A



         Maximum deferred sales charge (load) as a % of
         the lower of the original purchase price or
         net asset value                                 1.00% (1)  5.00%(2)  1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)(5)



         Management fees(6)                               0.72%     0.72%     0.72%



         Distribution (12b-1) and shareholder servicing
         fees                                             0.25%     1.00%     1.00%



         Other expenses(7)                                0.06%     0.06%     0.06%
                                                           -----     -----     -----



         Total annual Fund operating expenses             1.03%     1.78%     1.78%
                                                           =====     =====     =====

      (1)This charge applies to investors who buy $1 million or more of Class A shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (6)The Fund pays an investment advisory fee of 0.55% and an administration fee of 0.17%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.60% for assets up to $500 million; 0.55% for assets in excess of $500 million and up to $1 billion; 0.50% for assets in excess of $1 billion and up to $1.5 billion; 0.45% for assets in excess of $1.5 billion and up to $3 billion; 0.43% for assets in excess of $3 billion and up to $6 billion; and 0.41% in excess of $6 billion.

      (7)The Fund's transfer agent has voluntarily agreed to waive a portion of its fees, for accounts other than omnibus accounts, so that transfer agent fees (exclusive of out-of-pocket expenses) will not exceed 0.02% annually. The Fund's transfer agent, at its discretion, may revise or discontinue this arrangement at any time.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - Class B shares convert to Class A shares after you've owned them for eight years

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $674     $884     $1,111     $1,762



         CLASS B SHARES                          $681     $860     $1,164     $1,897



         CLASS C SHARES                          $281     $560       $964     $2,095

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $181     $560       $964     $1,897



         CLASS C SHARES                          $181     $560       $964     $2,095

COLUMBIA MARSICO GROWTH FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MARSICO CAPITAL MANAGEMENT, LLC (MARSICO CAPITAL) IS ITS SUB-ADVISER. THOMAS F. MARSICO IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL AND MR. MARSICO STARTING ON PAGE 81.

WHY INVEST IN A GROWTH FUND?

GROWTH FUNDS INVEST IN COMPANIES THAT HAVE THE POTENTIAL FOR SIGNIFICANT INCREASES IN REVENUE OR EARNINGS. THESE ARE TYPICALLY COMPANIES THAT ARE DEVELOPING OR APPLYING NEW TECHNOLOGIES, PRODUCTS OR SERVICES IN GROWING INDUSTRY SECTORS.

WHILE THIS FUND INVESTS IN A WIDE RANGE OF COMPANIES AND INDUSTRIES, IT HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF FUNDS. THIS MEANS IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED FUNDS. IT ALSO MEANS IT MAY HAVE RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Columbia Marsico Growth Master Portfolio
                   (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

The Master Portfolio invests primarily in equity securities of large-capitalization companies with a market capitalization of $4 billion or more that are selected for their growth potential. It generally holds a core position of between 35 and 50 common stocks. It may hold up to 25% of its assets in foreign securities.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

In selecting investments for the Master Portfolio, Marsico Capital uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macroeconomic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico Capital may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico Capital seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico Capital has observed.

Marsico Capital then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico Capital may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management, as well as with its customers and (as relevant) suppliers, distributors and competitors. Marsico Capital also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico Capital in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico Capital may reduce or sell investments in portfolio companies if, in the opinion of Marsico Capital, a company's fundamentals change substantially, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The Master Portfolio's core investments generally are comprised of established companies and securities that exhibit growth characteristics. However, the Master Portfolio also may typically include companies with more aggressive growth characteristics and companies undergoing significant changes: e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Marsico Growth Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- Marsico Capital uses an investment strategy that tries to identify equities with growth potential. There is a risk that the value of these investments will not rise as high as Marsico Capital expects, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1998     1999     2000     2001     2002     2003     2004     2005
                ----     ----     ----     ----     ----     ----     ----     ----
               38.62%   52.11%   -15.47%  -19.76%  -15.29%  28.65%   15.39%    5.85%



               *Year-to-date return as of June 30, 2006: -0.85%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1999:           35.19%
         WORST: 3RD QUARTER 2001:         -17.33%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSION, TAXES OR OTHER EXPENSES OF INVESTING.

BECAUSE CLASS R SHARES HAVE NOT BEEN OFFERED FOR A FULL CALENDAR YEAR, NO PERFORMANCE IS SHOWN FOR CLASS R SHARES.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the S&P 500 Index, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                             LIFE OF
                                                          1 YEAR   5 YEARS    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES              -0.21%    0.14%     7.58%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                  -0.21%    0.14%     7.53%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES          -0.14%    0.12%     6.63%



         CLASS B SHARES RETURNS BEFORE TAXES               0.09%    0.18%     7.61%



         CLASS C SHARES RETURNS BEFORE TAXES               4.08%    0.57%     7.62%



         S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                              4.91%    0.54%     4.79%

      *THE INCEPTION DATE OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       IS DECEMBER 31, 1997. THE RETURN FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class A, B, C and R shares can be found in the section HYPOTHETICAL
                   INVESTMENT AND EXPENSE INFORMATION.

         SHAREHOLDER FEES                           Class A   Class B   Class C   Class R
         (Fees paid directly from your investment)  Shares    Shares    Shares    Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price         5.75%      N/A       N/A       N/A



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                   1.00%(1)  5.00%(2)  1.00%(3)    N/A



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)(5)



         Management fees(6)                          0.86%     0.86%     0.86%     0.86%



         Distribution (12b-1) and shareholder
         servicing fees                              0.25%     1.00%     1.00%     0.50%



         Other expenses(7, 8)                        0.13%     0.13%     0.13%     0.13%
                                                      -----     -----     -----     -----



         Total annual Fund operating expenses        1.24%     1.99%     1.99%     1.49%
                                                      =====     =====     =====     =====

      (1)This charge applies to investors who buy $1 million or more of Class A shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (6)The Fund pays an investment advisory fee of 0.64% and an administration fee of 0.22%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.75% for assets up to $500 million; 0.70% for assets in excess of $500 million and up to $1 billion; 0.65% for assets in excess of $1 billion and up to $1.5 billion; 0.60% for assets in excess of $1.5 billion and up to $3 billion; 0.58% for assets in excess of $3 billion and up to $6 billion; and 0.56% in excess of $6 billion.

      (7)Other expenses have been restated to reflect contractual changes to the fees paid by the Fund for transfer agency services effective April 1, 2006.

      (8)The Fund's transfer agent has voluntarily agreed to waive a portion of its fees (which are included in other expenses), for accounts other than omnibus accounts, so that transfer agent fees (exclusive of out-of-pocket expenses) will not exceed 0.02% annually. If this fee waiver were reflected in this table, other expenses would be 0.12% for all share classes; and total annual Fund operating expenses would by 1.23%, 1.98%, 1.98% and 1.48% for Class A, Class B, Class C and Class R shares, respectively. The Fund's transfer agent, at its discretion, may revise or discontinue this arrangement at any time.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B, Class C or Class R shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - Class B shares convert to Class A shares after you've owned them for eight years

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $694     $946     $1,217     $1,989



         CLASS B SHARES                          $702     $924     $1,273     $2,123



         CLASS C SHARES                          $302     $624     $1,073     $2,317



         CLASS R SHARES                          $152     $471       $813     $1,779

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $202     $624     $1,073     $2,123



         CLASS C SHARES                          $202     $624     $1,073     $2,317

COLUMBIA MARSICO FOCUSED EQUITIES FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MARSICO CAPITAL IS ITS SUB-ADVISER. THOMAS F. MARSICO IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL AND MR. MARSICO STARTING ON PAGE 81.

WHAT IS A FOCUSED FUND?

A FOCUSED FUND INVESTS IN A SMALL NUMBER OF COMPANIES. THIS FUND FOCUSES ON LARGE, ESTABLISHED AND WELL-KNOWN U.S. COMPANIES.

BECAUSE A FOCUSED FUND HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF FUNDS, IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED FUNDS. IT MAY EARN RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Columbia Marsico Focused Equities Master
                   Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in equity securities. The investments will mostly consist of equity securities of large-capitalization companies with a market capitalization of $4 billion or more. The Master Portfolio, which is non-diversified, generally holds a core position of 20 to 30 common stocks that are selected for their long-term growth potential. It may invest up to 25% of its assets in foreign securities.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

In selecting investments for the Master Portfolio, Marsico Capital uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macroeconomic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico Capital may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico Capital seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico Capital has observed.

Marsico Capital then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico Capital may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management, as well as with its customers and (as relevant) suppliers, distributors and competitors. Marsico Capital also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico Capital in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico Capital may reduce or sell investments in portfolio companies if, in the opinion of Marsico Capital, a company's fundamentals change substantially, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The Master Portfolio's core investments generally are comprised of established companies and securities that exhibit growth characteristics. However, the Master Portfolio also may typically include companies with more aggressive growth characteristics and companies undergoing significant changes: e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition.


--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Marsico Focused Equities Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

      - HOLDING FEWER INVESTMENTS -- The Master Portfolio is considered to be non-diversified because it may hold fewer investments than other kinds of equity funds. This increases the risk that its value could go down significantly if even only one of its investments performs poorly. The value of the Master Portfolio will tend to have greater price swings than the value of more diversified equity funds. The Master Portfolio may become a diversified fund by limiting the investments in which more than 5% of its total assets are invested.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.
        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1998     1999     2000     2001     2002     2003     2004     2005
                ----     ----     ----     ----     ----     ----     ----     ----
               50.14%   52.85%   -17.32%  -19.11%  -15.73%  31.34%   10.67%    9.59%



               *Year-to-date return as of June 30, 2006: -0.59%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1999:           33.11%
         WORST: 1ST QUARTER 2001:         -17.82%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the S&P 500 Index, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                                         1 YEAR   5 YEARS    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES              3.27%    0.46%     8.65%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                  3.27%    0.46%     8.56%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES          2.12%    0.39%     7.57%



         CLASS B SHARES RETURNS BEFORE TAXES              3.82%    0.51%     8.70%



         CLASS C SHARES RETURNS BEFORE TAXES              7.73%    0.90%     8.73%



         S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES,
           EXPENSES OR TAXES)                             4.91%    0.54%     4.79%

      *THE INCEPTION DATE OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       IS DECEMBER 31, 1997. THE RETURN FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class A, B and C shares can be found in the section HYPOTHETICAL INVESTMENT
                   AND EXPENSE INFORMATION.

         SHAREHOLDER FEES                                Class A   Class B   Class C
         (Fees paid directly from your investment)       Shares    Shares    Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price              5.75%      N/A       N/A



         Maximum deferred sales charge (load) as a % of
         the lower of the original purchase price or
         net asset value                                 1.00%(1)   5.00%(2)  1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)(5)



         Management fees(6)                               0.86%     0.86%     0.86%



         Distribution (12b-1) and shareholder servicing
         fees                                             0.25%     1.00%     1.00%



         Other expenses(7,8)                              0.16%     0.16%     0.16%
                                                           -----     -----     -----



         Total annual Fund operating expenses             1.27%     2.02%     2.02%
                                                           =====     =====     =====

      (1)This charge applies to investors who buy $1 million or more of Class A shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio Fund and Master Portfolio are sometimes used interchangeably in this table.

      (6)The Fund pays an investment advisory fee of 0.64% and an administration fee of 0.22%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.75% for assets up to $500 million; 0.70% for assets in excess of $500 million and up to $1 billion; 0.65% for assets in excess of $1 billion and up to $1.5 billion; 0.60% for assets in excess of $1.5 billion and up to $3 billion; 0.58% for assets in excess of $3 billion and up to $6 billion; and 0.56% in excess of $6 billion.

      (7)Other expenses have been restated to reflect contractual changes to the fees paid by the Fund for transfer agency services effective April 1, 2006.

      (8)The Fund's transfer agent has voluntarily agreed to waive a portion of its fees (which are included in other expenses), for accounts other than omnibus accounts, so that transfer agent fees (exclusive of out-of-pocket expenses) will not exceed 0.02% annually. If this fee waiver were reflected in this table, other expenses would be 0.12% for all share classes, and total annual Fund operating expenses would be 1.23%, 1.98% and 1.98% for Class A, Class B and Class C shares, respectively. The Fund's transfer agent, at its discretion, may revise or discontinue this arrangement at any time.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - Class B shares convert to Class A shares after you've owned them for eight years

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $697     $955     $1,232     $2,021



         CLASS B SHARES                          $705     $934     $1,288     $2,155



         CLASS C SHARES                          $305     $634     $1,088     $2,348

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $205     $634     $1,088     $2,155



         CLASS C SHARES                          $205     $634     $1,088     $2,348

COLUMBIA MARSICO MID CAP GROWTH FUND

--------------------------------------------------------------------------------

YOU'LL FIND IMPORTANT INFORMATION REGARDING THE PROPOSED REORGANIZATION OF THE FUND ON PAGE 3.

ABOUT THE SUB-ADVISER

THE ADVISER IS THIS FUND'S ADVISER, AND MARSICO CAPITAL IS ITS SUB-ADVISER. CORYDON J. GILCHRIST IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL AND MR. GILCHRIST STARTING ON PAGE
 81.

WHAT IS A MIDCAP GROWTH FUND?

A MIDCAP GROWTH FUND INVESTS IN MEDIUM-SIZED COMPANIES WHOSE EARNINGS ARE EXPECTED TO GROW OR TO CONTINUE GROWING. THESE COMPANIES MAY BE EXPANDING IN EXISTING MARKETS, ENTERING INTO NEW MARKETS, DEVELOPING NEW PRODUCTS OR INCREASING THEIR PROFIT MARGINS BY GAINING MARKET SHARE OR STREAMLINING THEIR OPERATIONS.

THESE COMPANIES CAN HAVE BETTER POTENTIAL FOR RAPID EARNINGS THAN LARGER COMPANIES. THEY MAY, HOWEVER, HAVE A HARDER TIME SECURING FINANCING AND MAY BE MORE SENSITIVE TO A SETBACK IN SALES THAN LARGER, MORE ESTABLISHED COMPANIES.

WHILE THIS FUND INVESTS IN A WIDE RANGE OF COMPANIES AND INDUSTRIES, IT HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF FUNDS. THIS MEANS IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED FUNDS. IT ALSO MEANS IT MAY HAVE RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term capital growth by investing primarily in equity securities.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in
                   U.S. companies whose market capitalizations are within the range of companies within the Russell Midcap Growth Index at the time of initial purchase
                   (currently between $37.9 billion and $46.6 million, but subject to change due to market fluctuations) and that are believed to have the potential for long-term growth. The Fund usually holds a core position of between 35 and 50 equity securities. The Fund may hold up to 15% of its assets in foreign securities.

The Fund may also invest in non-equity securities (which aren't part of its principal investment strategies), but it won't hold more than 10% of its assets in any one type of these non-equity securities. These securities are described in the SAI.

In selecting investments for the Fund, Marsico Capital uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macroeconomic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico Capital may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico Capital seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico Capital has observed.

Marsico Capital then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico Capital may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management, as well as with its customers and (as relevant) suppliers, distributors and competitors. Marsico Capital also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico Capital in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico Capital may reduce or sell investments in portfolio companies if, in the opinion of Marsico Capital, a company's fundamentals change substantially, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The Fund's core investments generally are comprised of established companies and securities that exhibit growth characteristics. However, the Fund also may typically include companies with more aggressive growth characteristics and companies undergoing significant changes: e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Marsico Mid Cap Growth Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks that it believes have the potential for superior long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - MID-CAPITALIZATION COMPANY RISK -- Medium-sized, or mid-capitalization, companies may be more vulnerable to adverse business or economic events than larger, more established companies because they may have more limited financial resources and markets than larger companies. The stocks of mid-capitalization companies may trade less frequently and in more limited volume than those of larger companies. Additionally, mid-capitalization stocks may be more volatile than those of larger companies.

      - FOREIGN INVESTMENT RISK -- Because the Fund may invest up to 15% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
                ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               18.32%   20.48%    3.30%   43.45%   14.30%   -20.18%  -36.55%  29.21%   14.10%    4.83%



               *Year-to-date return as of June 30, 2006: 12.02%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1999:           32.63%
         WORST: 3RD QUARTER 2001:         -30.72%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the Russell Midcap Growth Index, an unmanaged index which measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and forecasted higher growth values. The index is weighted by market value, is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                       1 YEAR   5 YEARS   10 YEARS
         CLASS A SHARES RETURNS BEFORE TAXES           -1.19%   -5.90%      5.94%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                               -1.19%   -5.90%      4.48%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES       -0.78%   -4.92%      4.61%



         CLASS B SHARES RETURNS BEFORE TAXES           -1.24%   -5.93%      5.74%



         CLASS C SHARES RETURNS BEFORE TAXES            2.83%   -5.55%      5.83%



         RUSSELL MIDCAP GROWTH INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR TAXES)     12.10%    1.38%      9.27%

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class A, B and C shares can be found in the section HYPOTHETICAL INVESTMENT
                   AND EXPENSE INFORMATION.

         SHAREHOLDER FEES                                Class A   Class B   Class C
         (Fees paid directly from your investment)       Shares    Shares    Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price              5.75%      N/A       N/A



         Maximum deferred sales charge (load) as a % of
         the lower of the original purchase price or
         net asset value                                 1.00%(1)   5.00%(2)  1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees(5)                               0.88%     0.88%     0.88%



         Distribution (12b-1) and shareholder servicing
         fees                                             0.25%     1.00%     1.00%



         Other expenses(6)                                0.08%     0.08%     0.08%
                                                           -----     -----     -----



         Total annual Fund operating expenses             1.21%     1.96%     1.96%
                                                           =====     =====     =====

      (1)This charge applies to investors who buy $1 million or more of Class A shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund pays an investment advisory fee of 0.65% and an administration fee of 0.23%.

      (6)Other expenses have been restated to reflect contractual changes to the fees paid by the Fund for transfer agency services effective April 1, 2006.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - Class B shares convert to Class A shares after you've owned them for eight years

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $691     $937     $1,202     $1,957



         CLASS B SHARES                          $699     $915     $1,257     $2,091



         CLASS C SHARES                          $299     $615     $1,057     $2,285

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $199     $615     $1,057     $2,091



         CLASS C SHARES                          $199     $615     $1,057     $2,285

COLUMBIA MARSICO 21ST CENTURY FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MARSICO CAPITAL IS ITS SUB-ADVISER. CORYDON J. GILCHRIST IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL AND MR. GILCHRIST STARTING ON PAGE
 81.

WHAT IS A MULTI-CAP FUND?

A MULTI-CAP FUND INVESTS IN COMPANIES ACROSS THE CAPITALIZATION
SPECTRUM -- SMALL, MEDIUM-SIZED AND LARGE COMPANIES. AS A MULTI-CAP FUND, THIS FUND MAY INVEST IN LARGE, ESTABLISHED AND WELL-KNOWN U.S. AND FOREIGN COMPANIES, AS WELL AS SMALL, NEW AND RELATIVELY UNKNOWN COMPANIES THAT ARE BELIEVED TO HAVE THE POTENTIAL TO GROW SIGNIFICANTLY.

WHILE THIS FUND INVESTS IN A WIDE RANGE OF COMPANIES AND INDUSTRIES, IT HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF FUNDS. THIS MEANS IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED FUNDS. IT ALSO MEANS IT MAY HAVE RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Columbia Marsico 21st Century Master
                   Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

The Master Portfolio is an aggressive growth fund that primarily invests in equity securities of companies of any capitalization size and will generally hold a core position of between 35 and 50 common stocks. The Master Portfolio may invest without limit in foreign securities.

The Master Portfolio may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

The Master Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

In selecting investments for the Master Portfolio, Marsico Capital uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macroeconomic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico Capital may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico Capital seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico Capital has observed.

Marsico Capital then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico Capital may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management, as well as with its customers and (as relevant) suppliers, distributors and competitors. Marsico Capital also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico Capital in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico Capital may reduce or sell investments in portfolio companies if, in the opinion of Marsico Capital, a company's fundamentals change substantially, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The Master Portfolio's core investments generally are comprised of established companies and securities that exhibit growth characteristics. However, the Master Portfolio also may typically include companies with more aggressive growth characteristics and companies undergoing significant changes: e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Marsico 21st Century Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

      - STOCK MARKET RISK -- The value of any stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - SMALL COMPANY RISK -- Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio may invest without limitation in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                2001     2002     2003     2004     2005
                ----     ----     ----     ----     ----
               -18.64%  -9.80%   48.56%   21.94%    7.98%



               *Year-to-date return as of June 30, 2006: 7.96%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:           22.13%
         WORST: 3RD QUARTER 2001:         -18.96%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

BECAUSE CLASS R SHARES HAVE NOT BEEN OFFERED FOR A FULL CALENDAR YEAR, NO PERFORMANCE IS SHOWN FOR CLASS R SHARES.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class A shares' average annual returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the Russell 3000 Index, an unmanaged index of the 3,000 largest U.S. companies ranked by market capitalization. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                                         1 YEAR   5 YEARS    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES              1.78%    6.23%     2.53%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                  1.77%    6.23%     2.53%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES          1.16%    5.39%     2.17%



         CLASS B SHARES RETURNS BEFORE TAXES              2.22%    6.39%     2.67%



         CLASS C SHARES RETURNS BEFORE TAXES              6.22%    6.70%     2.83%



         RUSSELL 3000 INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                       6.12%    1.58%    -0.66%

      *THE INCEPTION DATE OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       IS APRIL 10, 2000. THE RETURN FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class A, B, C and R shares can be found in the section HYPOTHETICAL
                   INVESTMENT AND EXPENSE INFORMATION.

         SHAREHOLDER FEES                           Class A   Class B   Class C   Class R
         (Fees paid directly from your investment)  Shares    Shares    Shares    Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price         5.75%      N/A       N/A       N/A



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                    1.00%(1)  5.00%(2)  1.00%(3)   N/A



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)(5)



         Management fees(6)                          0.96%     0.96%     0.96%     0.96%



         Distribution (12b-1) and shareholder
         servicing fees                              0.25%     1.00%     1.00%     0.50%



         Other expenses(7, 8)                        0.16%     0.16%     0.16%     0.16%
                                                      -----     -----     -----     -----



         Total annual Fund operating expenses        1.37%     2.12%     2.12%     1.62%
                                                      =====     =====     =====     =====

      (1)This charge applies to investors who buy $1 million or more of Class A shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted as necessary, to reflect current service provider fees.

      (5)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (6)The Fund pays an investment advisory fee of 0.74% and an administration fee of 0.22%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.75% for assets up to $500 million; 0.70% for assets in excess of $500 million and up to $1 billion; 0.65% for assets in excess of $1 billion and up to $1.5 billion; 0.60% for assets in excess of $1.5 billion and up to $3 billion; 0.58% for assets in excess of $3 billion and up to $6 billion; and 0.56% in excess of $6 billion.

      (7)Other expenses have been restated to reflect contractual changes to the fees paid by the Fund for transfer agency services effective April 1, 2006.

      (8)The Fund's transfer agent has voluntarily agreed to waive a portion of its fees (which are included in other expenses), for accounts other than omnibus accounts, so that transfer agent fees (exclusive of out-of-pocket expenses) will not exceed 0.02% annually. If this fee waiver were reflected in this table, other expenses would be 0.13% for all share classes, and total annual Fund operating expenses would be 1.34%, 2.09%, 2.09% and 1.59% for Class A, Class B, Class C and Class R shares, respectively. The Fund's transfer agent, at its discretion, may revise or discontinue this arrangement at any time.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B, Class C and Class R shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - Class B shares convert to Class A shares after you've owned them for eight years

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $706      $984    $1,282     $2,127



         CLASS B SHARES                          $715      $964    $1,339     $2,261



         CLASS C SHARES                          $315      $664    $1,139     $2,452



         CLASS R SHARES                          $165      $511      $881     $1,922

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $215     $664     $1,139     $2,261



         CLASS C SHARES                          $215     $664     $1,139     $2,452

COLUMBIA SMALL CAP VALUE FUND II

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER. THE ADVISER'S VALUE STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 77.

WHAT IS VALUE INVESTING?

VALUE INVESTING MEANS LOOKING FOR "UNDERVALUED' COMPANIES -- QUALITY COMPANIES THAT MAY BE CURRENTLY OUT OF FAVOR AND SELLING AT A REDUCED PRICE, BUT THAT HAVE GOOD POTENTIAL TO INCREASE IN VALUE.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital by investing in companies believed to be undervalued.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Columbia Small Cap Value Master Portfolio
                   (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in equity securities of U.S. companies whose market capitalizations are within the range of the companies within the Russell 2000 Value Index (currently between $142 million and $1.8 billion) and that are believed to have the potential for long-term growth. The Master Portfolio may also invest in real estate investment trusts.

The Master Portfolio may invest up to 20% of its assets in foreign securities.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The management team uses a three prong approach, combining fundamental and quantitative analysis with risk management to identify value opportunities and construct the portfolio. The management team looks at, among other things:

  - fundamentally sound businesses that are believed to be attractively priced due to investor indifference or unpopularity
  - various measures of relative valuation, including price to cash flow, price to earnings, price to sales and price to book. The team believes that companies with lower relative valuation are generally more likely to provide better opportunities for capital appreciation
  - a company's current operating margins relative to its historic range
  - indicators of potential stock price appreciation. These could take the form of anticipated earnings growth, company restructuring, changes in management, new product opportunities, business model changes, or other anticipated improvements in micro and macroeconomic factors

Additionally, the management team uses analytical tools to actively monitor the risk profile of the portfolio.

The team may sell a security when its price reaches a target set by the team, if there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

The team may use various strategies, consistent with the Master Portfolio's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  - may limit the number of buy and sell transactions it makes
  - may try to sell shares in a manner that would create the lowest tax burden on shareholders
  - may offset capital gains by selling securities to realize a capital loss

While the Fund may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Small Cap Value Fund II has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks it believes are undervalued with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the team expects, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - SMALL COMPANY RISK -- Stocks of small companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

      - REAL ESTATE INVESTMENT TRUST RISK -- Changes in real estate values or economic downturns can have a significant negative effect on issuers in the real estate industry.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund can withdraw its entire investment from the Master Portfolio if it believes it's in the best interest of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2003     2004     2005
               ----     ----     ----
              41.65%   23.86%    8.63%



              *Year-to-date return as of June 30, 2006: 9.34%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:           19.20%
         WORST: 3RD QUARTER 2002:         -17.40%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

BECAUSE CLASS R SHARES HAVE NOT BEEN OFFERED FOR A FULL CALENDAR YEAR, NO PERFORMANCE IS SHOWN FOR CLASS R SHARES.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the Russell 2000 Value Index, an index comprised of securities in the Russell 2000 Index, which is a measure of small company performance. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                          LIFE OF
                                                                 1 YEAR    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES                      2.35%   11.30%



         CLASS A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS     -0.07%    9.74%



         CLASS A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS
           AND SALE OF FUND SHARES                                2.88%    9.12%



         CLASS B SHARES RETURNS BEFORE TAXES                      3.04%   11.67%



         CLASS C SHARES RETURNS BEFORE TAXES                      6.91%   12.26%



         RUSSELL 2000 VALUE INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                               4.71%   10.85%

      *THE INCEPTION DATE OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       IS MAY 1, 2002. THE RETURN FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class A, B, C and R shares can be found in the section HYPOTHETICAL
                   INVESTMENT AND EXPENSE INFORMATION.

         SHAREHOLDER FEES
         (Fees paid directly from your         Class A   Class B   Class C   Class R
         investment)                           Shares    Shares    Shares    Shares
         Maximum sales charge (load) imposed
         on purchases, as a % of offering
         price                                  5.75%      N/A       N/A       N/A



         Maximum deferred sales charge (load)
         as a % of the lower of the original
         purchase price or net asset value     1.00%(1)  5.00%(2)  1.00%(3)    N/A



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)(5)



         Management fees(6)                     0.87%     0.87%     0.87%     0.87%



         Distribution (12b-1) and shareholder
         servicing fees                         0.25%     1.00%     1.00%     0.50%



         Other expenses(7)                      0.10%     0.10%     0.10%     0.10%
                                                 -----     -----     -----     -----



         Total annual Fund operating
           expenses(8)                          1.22%     1.97%     1.97%     1.47%
                                                 =====     =====     =====     =====

      (1)This charge applies to investors who buy $1 million or more of Class A shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)These fees and expenses and the examples below include the Fund's portion of the fees and expenses deducted from the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (6)The Fund pays an investment advisory fee of 0.70% and an administration fee of 0.17%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.70% for assets up to $500 million; 0.65% for assets in excess of $500 million and up to $1 billion; and 0.60% for assets in excess of $1 billion.

      (7)Other expenses have been restated to reflect contractual changes to the fees paid by the Fund for transfer agency services effective April 1, 2006.

      (8)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. There is no guarantee that these limitations will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B, Class C and Class R shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - Class B shares convert to Class A shares after you've owned them for eight years

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $692     $940     $1,207     $1,967



         CLASS B SHARES                          $700     $918     $1,262     $2,102



         CLASS C SHARES                          $300     $618     $1,062     $2,296



         CLASS R SHARES                          $150     $465       $803     $1,757

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $200     $618     $1,062     $2,102



         CLASS C SHARES                          $200     $618     $1,062     $2,296

COLUMBIA SMALL CAP GROWTH FUND II

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER. THE ADVISER'S SMALL CAP GROWTH STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 77.

WHY INVEST IN A SMALL COMPANY FUND?

A SMALL COMPANY FUND INVESTS IN SMALLER COMPANIES WITH PROMISING PRODUCTS OR THAT ARE OPERATING IN A DYNAMIC FIELD. THESE COMPANIES CAN HAVE STRONGER POTENTIAL FOR RAPID EARNINGS GROWTH THAN LARGER COMPANIES. THEY MAY, HOWEVER, HAVE A HARDER TIME SECURING FINANCING AND MAY BE MORE SENSITIVE TO A SETBACK THAN LARGER, MORE ESTABLISHED COMPANIES.

THE TEAM LOOKS FOR COMPANIES WHOSE EARNINGS ARE GROWING QUICKLY, AND WHOSE SHARE PRICES ARE REASONABLY VALUED.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term capital growth by investing primarily in equity securities.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Columbia Small Cap Growth Master Portfolio
                   (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its net assets in companies whose market capitalizations are within the range of companies within the Russell 2000 Growth Index at the time of purchase. As of April 28, 2006, the market capitalization of companies within the Russell 2000 Growth Index ranged from $33 million to $5 billion.

The Master Portfolio may invest up to 20% of its net assets in foreign securities.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The team identifies stocks using a disciplined process based on the fundamental analysis of the overall economy, industry conditions, and the financial situation and management of each company. It generates ideas from:

  - company meetings/conferences

  - independent industry analysis

  - systematic analysis

  - Wall Street (brokerage) research

The team then conducts a rigorous qualitative analysis of each company being considered for investment. This involves, among other things:

  - gaining an in-depth understanding of the company's business

  - evaluating the company's growth potential, risks and competitive strengths

  - discussing its growth strategy with company management

  - validating the growth strategy with external research

The team will only invest in a company when its stock price is believed to be attractive relative to its forecasted growth.

The team may sell a security when its price reaches a target set by the team, if the company's growth prospects are deteriorating, when the team believes other investments are more attractive, or for other reasons.

The team may use various strategies, consistent with the Master Portfolio's and Fund's investment objectives, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  - may limit the number of buy and sell transactions it makes

  - may try to sell shares in a manner that would create the lowest tax burden on shareholders
  - may offset capital gains by selling securities to realize a capital loss

While the Master Portfolio may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Small Cap Growth Fund II has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks that it believes have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

      - SMALL COMPANY RISK -- Stocks of small companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - TECHNOLOGY AND TECHNOLOGY-RELATED RISK -- The Master Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio may invest up to 20% of its net assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
                ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               19.92%   19.47%    1.22%   54.51%   -1.83%   -12.22%  -27.97%  37.12%    9.94%    6.41%



               *Year-to-date return as of June 30, 2006: 9.70%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1999:           43.14%
         WORST: 3RD QUARTER 1998:         -25.80%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the Russell 2000 Growth Index, an index comprised of securities in the Russell 2000 Index, which is a measure of small company performance. The index is unmanaged, weighted by market capitalization, is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                         10 YEARS/
                                                     1 YEAR   5 YEARS   LIFE OF FUND
         CLASS A SHARES RETURNS BEFORE TAXES          0.30%   -0.90%       7.72%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                             -1.34%   -1.22%       6.86%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES      2.44%   -0.75%       6.50%



         CLASS B SHARES RETURNS BEFORE TAXES          1.02%   -0.80%       7.44%



         CLASS C SHARES RETURNS BEFORE TAXES          4.67%   -0.47%       3.80%*



         RUSSELL 2000 GROWTH INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR TAXES)    4.15%    2.28%       4.69%

      *THE INCEPTION DATE OF CLASS C SHARES IS SEPTEMBER 22, 1997. THE RETURN
       FOR CLASS C SHARES IS SHOWN FROM THE INCEPTION DATE. THE RETURN FOR THE INDEX SHOWN IS FROM DECEMBER 31, 1995.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class A, B and C shares can be found in the section HYPOTHETICAL INVESTMENT
                   AND EXPENSE INFORMATION.

         SHAREHOLDER FEES                               Class A   Class B   Class C
         (Fees paid directly from your investment)      Shares    Shares    Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price             5.75%      N/A       N/A



         Maximum deferred sales charge (load) as a %
         of the lower of the original purchase price
         or net asset value                             1.00%(1)  5.00%(2)  1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)(5)



         Management fees(6)                              0.87%     0.87%     0.87%



         Distribution (12b-1) and shareholder
         servicing fees                                  0.25%     1.00%     1.00%



         Other expenses(7, 8)                            0.14%     0.14%     0.14%
                                                          -----     -----     -----



         Total annual Fund operating expenses(9)         1.26%     2.01%     2.01%
                                                        =======   =======   =======

      (1)This charge applies to investors who buy $1 million or more of Class A shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)These fees and expenses and the examples below include the Fund's portion of the fees and expenses deducted from the Master Portfolio Fund and Master Portfolio are sometimes used interchangeably in this table.

      (6)The Fund pays an investment advisory fee of 0.70% and an administration fee of 0.17%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.70% for assets up to $500 million; 0.65% for assets in excess of $500 million and up to 1 billion; and 0.60% for assets in excess of $1 billion.

      (7)Other expenses have been restated to reflect contractual changes to the fees paid by the fund for transfer agency services effective April 1, 2006.

      (8)The Fund's transfer agent has voluntarily agreed to waive a portion of its fees (which are included in other expenses), for accounts other than omnibus accounts, so that transfer agent fees (exclusive of out-of-pocket expenses) will not exceed 0.02% annually. If this fee waiver were reflected in this table, other expenses would be 0.12% for all share classes, and total annual fund operating expenses would be 1.24%, 1.99% and 1.99% for Class A, Class B and Class C shares respectively. The Fund's transfer agent, at its discretion, may revise or discontinue this arrangement at any time.

      (9)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 1.40%, 2.15% and 2.15%, respectively, for Class A, Class B and Class C shares until July 31, 2007. There is no guarantee that these limitations will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - Class B shares convert to Class A shares after you've owned them for eight years

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $696     $952     $1,227     $2,010



         CLASS B SHARES                          $704     $930     $1,283     $2,144



         CLASS C SHARES                          $304     $630     $1,083     $2,338

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $204     $630     $1,083     $2,144



         CLASS C SHARES                          $204     $630     $1,083     $2,338

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Fund's investment objective, principal investment strategies and risks in the descriptions starting on page
7. The following are some other risks and information you should consider before you invest:

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Any Fund with an 80% Policy may change it without shareholder approval by giving shareholders at least 60 days' notice. Other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund that is not already a feeder fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund it will have the additional risks of investing in a master portfolio.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio manager or portfolio management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      - INVESTMENT IN COLUMBIA MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Funds may invest their assets in the Columbia Money Market Funds. The Adviser and its affiliates are entitled to receive fees from the Columbia Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. The Adviser may waive fees which it is entitled to receive from either the Columbia Money Market Funds or the Funds.

      - FOREIGN INVESTMENT RISK -- Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments, which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If a

        Fund invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to foreign investments.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

      - SECURITIES LENDING PROGRAM -- A Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned. It is possible that some of the approved broker-dealers or other financial institutions involved in the loans may be affiliates of Bank of America.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, distribution, administration, shareholder servicing, transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Columbia Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Columbia Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI and on the Columbia Funds' website. In addition, a complete list of Columbia Asset Allocation Fund II's portfolio holdings for each calendar quarter will be available on the Columbia Funds website at www.columbiafunds.com under Fund Portfolio Data, 30 calendar days following each quarter-end and will remain posted on the website for three months. Lastly, a complete list of each Fund's portfolio holdings for each calendar month will be available on the Columbia Funds website at www.columbiafunds.com under Fund Portfolio Data, 30 calendar days following each month-end and will remain posted on the website for three months.

      - PORTFOLIO TURNOVER -- A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed these gains are taxable to shareholders as ordinary income, which generally are taxable to individual shareholders at higher rates than long-term capital gains for federal income tax purposes. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. You'll find the portfolio turnover rates for the Funds in FINANCIAL HIGHLIGHTS or in the Funds' annual report.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- Each Fund may incur significant transaction costs that are in addition to the total annual Fund operating expenses disclosed in the fee tables. These transaction costs are made up of all the costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Fund's transaction costs are not.

How the Funds are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER (COLUMBIA MANAGEMENT ADVISORS, LLC) AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 100 mutual fund portfolios in the Columbia Funds Family, including the Funds described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities and money market instruments. The Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions.

Columbia Management currently has approximately $312 billion in assets under management, which consists of assets under the discretionary management of both the Adviser and Columbia Wanger Asset Management, L.P.

The table below tells you which asset management team or portfolio managers are responsible for making the day-to-day investment decisions for each Fund for which the Adviser has not engaged an investment sub-adviser. In addition, the table tells you the individual members that make up the teams. The professional biographies of the portfolio managers and team members follow the table. The SAI provides additional information about the compensation of the portfolio managers/team members, other accounts managed by the portfolio managers/team members and the portfolio managers'/team members' ownership of securities in the Portfolios.

FUND                   TEAM/PORTFOLIO MANAGERS         TEAM MEMBERS
COLUMBIA CONVERTIBLE   INCOME STRATEGIES TEAM          RICHARD DAHLBERG,
  SECURITIES FUND                                      EDWARD PAIK, YANFANG
                                                       (EMMA) YAN, YAN JIN

COLUMBIA ASSET         VIKRAM KURIYAN (EQUITY          NOT TEAM MANAGED
  ALLOCATION FUND II   PORTION) LEONARD APLET,
                       RICHARD CUTTS (FIXED INCOME,
                       MONEY MARKET PORTIONS)

COLUMBIA LARGE CAP     VALUE STRATEGIES TEAM           LORI ENSINGER, DAVID
  VALUE FUND                                           HOFFMAN, NOAH
                                                       PETRUCCI, DIANE SOBIN

COLUMBIA MID CAP       VALUE STRATEGIES TEAM           LORI ENSINGER, DAVID
  VALUE FUND                                           HOFFMAN, NOAH
                                                       PETRUCCI, DIANE SOBIN

COLUMBIA LARGE CAP     CORE STRATEGIES TEAM            BRIAN CONDON, CRAIG
  CORE FUND(1)                                         LEOPOLD, GEORGE
                                                       MARIS, ROBERT
                                                       MCCONNAUGHEY, COLIN
                                                       MOORE, PETER SANTORO

COLUMBIA SMALL CAP     VALUE STRATEGIES TEAM           JARL GINSBERG,
  VALUE FUND II(1)                                     CHRISTIAN STADLINGER

COLUMBIA SMALL CAP     SMALL CAP GROWTH STRATEGIES     DANIEL COLE, PAUL
  GROWTH FUND II(1)    TEAM                            BERLINGUET, DANIEL
                                                       DONAHOE, JON MICHAEL
                                                       MORGAN, CLIFFORD
                                                       SIVERD


(1)THESE FUNDS DON'T HAVE THEIR OWN INVESTMENT ADVISER BECAUSE THEY INVEST IN COLUMBIA LARGE CAP CORE MASTER PORTFOLIO, COLUMBIA SMALL CAP VALUE MASTER PORTFOLIO AND COLUMBIA SMALL CAP GROWTH MASTER PORTFOLIO, RESPECTIVELY. THE ADVISER IS THE INVESTMENT ADVISER TO EACH MASTER PORTFOLIO.

                                                       BUSINESS EXPERIENCE
  PORTFOLIO MANAGER    LENGTH OF SERVICE WITH FUND     DURING PAST FIVE YEARS
  LEONARD APLET        COLUMBIA ASSET ALLOCATION FUND  COLUMBIA MANAGEMENT --
                       II SINCE OCTOBER 2004           PORTFOLIO MANAGER SINCE 1987



  PAUL BERLINGUET      COLUMBIA SMALL CAP GROWTH FUND  COLUMBIA MANAGEMENT --
                       II SINCE DECEMBER 2005          HEAD OF SMALL CAP GROWTH TEAM
                                                       AND LARGE CAP GROWTH TEAM
                                                       SINCE 2003
                                                       JOHN HANCOCK FUNDS -- HEAD OF
                                                       LARGE-MID CAP EQUITY GROUP
                                                       AND PORTFOLIO MANAGER SINCE
                                                       2001



  DANIEL COLE          COLUMBIA SMALL CAP GROWTH FUND  COLUMBIA MANAGEMENT --
                       II SINCE SEPTEMBER 2001         PORTFOLIO MANAGER SINCE 2001



  BRIAN CONDON         COLUMBIA LARGE CAP CORE FUND    COLUMBIA MANAGEMENT --
                       SINCE NOVEMBER 2004             PORTFOLIO MANAGER SINCE 1999



  RICHARD CUTTS        COLUMBIA ASSET ALLOCATION FUND  COLUMBIA MANAGEMENT --
                       II SINCE FEBRUARY 2005          PORTFOLIO MANAGER SINCE 1994



  RICHARD DAHLBERG     COLUMBIA CONVERTIBLE            COLUMBIA MANAGEMENT --
                       SECURITIES FUND SINCE MAY 2004  PORTFOLIO MANAGER SINCE 2003
                                                       GRANTHAM, MAYO & VAN
                                                       OTTERLOO -- PORTFOLIO MANAGER
                                                       FROM 2001-2002
                                                       PIONEER INVESTMENT
                                                       MANAGEMENT -- HEAD OF VALUE
                                                       STRATEGIES FROM 1998-2001



  DANIELE DONAHOE      COLUMBIA SMALL CAP GROWTH FUND  COLUMBIA MANAGEMENT --
                       II SINCE DECEMBER 2005          ASSOCIATED SINCE 2002
                                                       CITIGROUP -- ASSOCIATE IN
                                                       EQUITY RESEARCH DEPARTMENT



  LORI ENSINGER        COLUMBIA LARGE CAP VALUE FUND   COLUMBIA MANAGEMENT --
                       SINCE AUGUST 2001               PORTFOLIO MANAGER SINCE 2001
                                                       ZURICH SCUDDER INVESTMENTS --
                       COLUMBIA MID CAP VALUE FUND     DIRECTED INVESTMENT STRATEGY
                       SINCE NOVEMBER 2001             FOR ALL INSTITUTIONAL ASSETS
                                                       FROM 1999-2001



  JARL GINSBERG        COLUMBIA SMALL CAP VALUE FUND   COLUMBIA MANAGEMENT --
                       II SINCE FEBRUARY 2003          PORTFOLIO MANAGER SINCE 2003
                                                       BLACKROCK INC. -- CO-MANAGER
                                                       AND ANALYST FROM 1998-2002



  DAVID HOFFMAN        COLUMBIA LARGE CAP VALUE FUND   COLUMBIA MANAGEMENT --
                       SINCE APRIL 2004                PORTFOLIO MANAGER SINCE 2001
                                                       ZURICH SCUDDER INVESTMENTS --
                       COLUMBIA MID CAP VALUE FUND     VICE PRESIDENT SINCE
                       SINCE APRIL 2004                1999-2001



  YAN JIN              COLUMBIA CONVERTIBLE            COLUMBIA MANAGEMENT --
                       SECURITIES FUND SINCE MARCH     ASSOCIATED SINCE 2002
                       2006                            LINCOLN INVESTMENT
                                                       MANAGEMENT, INC. -- ASSISTANT
                                                       VICE PRESIDENT AND RISK
                                                       ANALYST FROM 1998-2002



  VIKRAM KURIYAN       COLUMBIA ASSET ALLOCATION FUND  COLUMBIA MANAGEMENT --
                       II SINCE FEBRUARY 2005          PORTFOLIO MANAGER SINCE 2000



  CRAIG LEOPOLD        COLUMBIA LARGE CAP CORE FUND    COLUMBIA MANAGEMENT --
                       SINCE JUNE 2005                 PORTFOLIO MANAGER SINCE 2003
                                                       ROCKEFELLER & COMPANY --
                                                       PORTFOLIO MANAGER FROM 2000-
                                                       2003




                                                       BUSINESS EXPERIENCE
  PORTFOLIO MANAGER    LENGTH OF SERVICE WITH FUND     DURING PAST FIVE YEARS
  GEORGE MARIS         COLUMBIA LARGE CAP CORE FUND    COLUMBIA MANAGEMENT --
                       SINCE JUNE 2005                 PORTFOLIO MANAGER SINCE 2004
                                                       PUTNAM
                                                       INVESTMENTS -- PORTFOLIO
                                                       MANAGER FROM 2000-2004



  ROBERT MCCONNAUGHEY  COLUMBIA LARGE CAP CORE FUND    COLUMBIA MANAGEMENT --
                       SINCE JUNE 2005                 PORTFOLIO MANAGER SINCE 2002
                                                       CITIGROUP ASSET MANAGEMENT --
                                                       ASSOCIATE DIRECTOR OF
                                                       RESEARCH FROM 2000-2002



  COLIN MOORE          COLUMBIA LARGE CAP CORE FUND    COLUMBIA MANAGEMENT --
                       SINCE JULY 2004                 PORTFOLIO MANAGER SINCE 2002
                                                       PUTNAM
                                                       INVESTMENTS -- PORTFOLIO
                                                       MANAGER FROM 2000-2001



  JON MICHAEL MORGAN   COLUMBIA SMALL CAP GROWTH FUND  COLUMBIA MANAGEMENT --
                       II SINCE DECEMBER 2005          ASSOCIATED SINCE 2000



  EDWARD PAIK          COLUMBIA CONVERTIBLE            COLUMBIA MANAGEMENT --
                       SECURITIES FUND SINCE JUNE      PORTFOLIO MANAGER SINCE 2000
                       2004



  NOAH PETRUCCI        COLUMBIA LARGE CAP VALUE FUND   COLUMBIA MANAGEMENT --
                       SINCE FEBRUARY 2002             PORTFOLIO MANAGER SINCE 2002
                                                       ZURICH SCUDDER INVESTMENTS --
                       COLUMBIA MID CAP VALUE FUND     ASSOCIATE PRODUCT
                       SINCE FEBRUARY 2002             SPECIALIST/PORTFOLIO MANAGER
                                                       FROM 2000-2001



  CHRIS PINENO         COLUMBIA SMALL CAP GROWTH FUND  COLUMBIA MANAGEMENT --
                       II SINCE JANUARY 1997           PORTFOLIO MANAGER SINCE 1998



  PETER SANTORO        COLUMBIA LARGE CAP CORE FUND    COLUMBIA MANAGEMENT --
                       SINCE JUNE 2005                 PORTFOLIO MANAGER SINCE 2003
                                                       ROCKEFELLER & COMPANY --
                                                       PORTFOLIO MANAGER FROM 2000-
                                                       2003



  CLIFFORD SIVERD      COLUMBIA SMALL CAP GROWTH FUND  COLUMBIA MANAGEMENT --
                       II SINCE DECEMBER 2005          ASSOCIATED SINCE 2001



  DIANE SOBIN          COLUMBIA LARGE CAP VALUE FUND   COLUMBIA MANAGEMENT --
                       SINCE AUGUST 2001               PORTFOLIO MANAGER SINCE 2001
                                                       ZURICH SCUDDER INVESTMENTS --
                       COLUMBIA MID CAP VALUE FUND     SENIOR PORTFOLIO MANAGER FROM
                       SINCE NOVEMBER 2001             1999-2001



  CHRISTIAN            COLUMBIA SMALL CAP VALUE FUND   COLUMBIA MANAGEMENT --
  STADLINGER           II SINCE APRIL 2002             PORTFOLIO MANAGER SINCE 2002
                                                       BLACKROCK INC. -- PORTFOLIO
                                                       MANAGER FROM 1996-2002



  YANFANG (EMMA) YAN   COLUMBIA CONVERTIBLE            COLUMBIA MANAGEMENT --
                       SECURITIES FUND SINCE JULY      PORTFOLIO MANAGER SINCE 2001
                       2001                            (INCOME STRATEGIES LEAD
                                                       PORTFOLIO MANAGER SINCE MARCH
                                                       2006)
                                                       PUTNAM INVESTMENTS -- VICE
                                                       PRESIDENT FROM 1998-2001




Columbia Funds pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. The Adviser uses part of this money to pay investment sub-advisers for the services they provide to certain Funds.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with the Adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

The Adviser has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2007. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that the Adviser will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees the Adviser can receive, along with the actual advisory fees the Adviser and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements. Certain Funds have a breakpoint schedule for their advisory fees. Please refer to the fee tables of the Funds for the specifics of any applicable breakpoint schedule.

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                                         ACTUAL FEE
                                                            MAXIMUM       PAID LAST
                                                          ADVISORY FEE   FISCAL YEAR
  COLUMBIA CONVERTIBLE SECURITIES FUND                       0.65%          0.60%



  COLUMBIA ASSET ALLOCATION FUND II                          0.60%          0.60%



  COLUMBIA LARGE CAP VALUE FUND                              0.60%          0.49%



  COLUMBIA MID CAP VALUE FUND                                0.65%          0.58%



  COLUMBIA LARGE CAP CORE FUND(1)                            0.60%          0.55%



  COLUMBIA MARSICO GROWTH FUND(1)                            0.75%          0.64%



  COLUMBIA MARSICO FOCUSED EQUITIES FUND(1)                  0.75%          0.64%



  COLUMBIA MARSICO MID CAP GROWTH FUND                       0.65%          0.65%



  COLUMBIA MARSICO 21ST CENTURY FUND(1)                      0.75%          0.74%



  COLUMBIA SMALL CAP VALUE FUND II(1)                        0.70%          0.70%



  COLUMBIA SMALL CAP GROWTH FUND II(1)                       0.70%          0.70%




(1)THESE FUNDS DON'T HAVE THEIR OWN INVESTMENT ADVISER BECAUSE THEY INVEST IN COLUMBIA LARGE CAP CORE MASTER PORTFOLIO, COLUMBIA MARSICO GROWTH MASTER PORTFOLIO, COLUMBIA MARSICO FOCUSED EQUITIES MASTER PORTFOLIO, COLUMBIA MARSICO 21ST CENTURY MASTER PORTFOLIO, COLUMBIA SMALL CAP VALUE MASTER PORTFOLIO AND COLUMBIA SMALL CAP GROWTH MASTER PORTFOLIO, RESPECTIVELY. THE ADVISER EARNS ITS FEE AS THE INVESTMENT ADVISER TO EACH MASTER PORTFOLIO.

INVESTMENT SUB-ADVISERS

Columbia Funds and the Adviser engage one or more investment sub-advisers for certain Funds to make day-to-day investment decisions for the Fund. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and the Funds have applied for relief from the SEC to permit the Funds to act on many of the Adviser's recommendations with approval only by the Board and not by Fund shareholders. The Adviser or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

A discussion regarding the basis for the Board of Trustees approving the investment sub-advisory agreement with each sub-adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

Columbia Funds and the Adviser have engaged the following investment sub-adviser to provide day-to-day portfolio management for certain Funds. This sub-adviser functions under the supervision of the Adviser and the Board of Columbia Funds.

Information about the sub-advisers and the portfolio managers and/or team members of the sub-advisers that are responsible for the day-to-day investment decisions for the Funds is provided below. The SAI provides additional information about the compensation of these portfolio managers/team members, other accounts managed by the portfolio managers/team members and the portfolio managers'/team members' ownership of securities in the Funds.

--------------------------------------------------------------------------------

MARSICO CAPITAL
MANAGEMENT, LLC

1200 17TH STREET
SUITE 1600
DENVER, COLORADO 80202

--------------------------------------------------------------------------------


MARSICO CAPITAL MANAGEMENT, LLC

Marsico Capital was organized in 1997 as a registered investment adviser and is an indirect, wholly-owned subsidiary of Bank of America. Marsico Capital provides investment services to mutual funds and private accounts, and as of December 31, 2005, had approximately $63 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of Marsico Capital.

Marsico Capital is the investment sub-adviser to:

  - Columbia Marsico Growth Master Portfolio

  - Columbia Marsico Focused Equities Master Portfolio

  - Columbia Marsico Mid Cap Growth Fund
  - Columbia Marsico 21st Century Master Portfolio

THOMAS F. MARSICO is the Chief Investment Officer of Marsico Capital, and has managed the investment program of Columbia Marsico Focused Equities Master Portfolio and Columbia Marsico Growth Master Portfolio since December 1997. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager.

CORYDON J. GILCHRIST, CFA has been the portfolio manager of Columbia Marsico 21st Century Master Portfolio since February 2003 and has been the portfolio manager of Columbia Marsico Mid Cap Growth Fund since November 2004. Prior to joining Marsico Capital in May of 2000, Mr. Gilchrist spent four years as an international portfolio manager and analyst at Invista Capital Management, where he served on a committee that managed several international equity funds. He holds BBA and MBA degrees from the University of Iowa, and holds a CFA charter.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02111-2621

--------------------------------------------------------------------------------


OTHER SERVICE PROVIDERS

The Funds are distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer and an indirect, wholly-owned subsidiary of Bank of America Corporation. The Distributor may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------


Columbia Management Advisors, LLC is the administrator of the Funds (Administrator), and is responsible for overseeing the administrative operations of the Funds. Columbia Convertible Securities Fund, Columbia Large Cap Value Fund and Columbia Mid Cap Value Fund pay the Administrator a fee of 0.17% for its services, plus certain out-of-pocket expenses. Columbia Marsico Mid Cap Growth Fund pays the Administrator a fee of 0.23%* for its services, plus certain out-of-pocket expenses. Columbia Marsico Growth Fund, Columbia Marsico Focused Equities Fund, and Columbia Marsico 21st Century Fund pay the Administrator a fee of 0.22%* for its services, plus certain out of pocket expenses. Columbia Asset Allocation Fund II pays the Administrator a fee of 0.12% for its services, plus certain out-of-pocket expenses. Columbia Large Cap Core Fund, Columbia Small Cap Value Fund II and Columbia Small Cap Growth Fund II pay the Administrator a fee of 0.17%* for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.

*This amount represents the combined administration fees paid by the Funds and their respective Master Portfolios.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc. is the transfer agent for the Funds' shares (Transfer Agent), and is an indirect, wholly-owned subsidiary of Bank of America Corporation. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Choosing a share class

[ABC GRAPHIC]

--------------------------------------------------------------------------------

WE'VE USED THE TERM INVESTMENT PROFESSIONAL TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING CLASS A, CLASS B AND CLASS C SHARES OF THE COLUMBIA FUNDS. SELLING AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.

WE'VE USED THE TERM RETIREMENT PLAN ADMINISTRATOR TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING CLASS R SHARES OF THE FUNDS.




 FOR MORE INFORMATION ABOUT HOW TO CHOOSE A SHARE CLASS, CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL US AT 1.800.345.6611.




 BEFORE YOU INVEST, PLEASE NOTE THAT, OVER TIME, DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES WILL INCREASE THE COST OF YOUR INVESTMENT, AND MAY COST YOU MORE THAN ANY SALES CHARGES YOU MAY PAY. FOR MORE INFORMATION, SEE HOW SELLING AND SERVICING AGENTS ARE PAID.

--------------------------------------------------------------------------------


Before you can invest in the Funds, you'll need to choose a share class. There are four classes of shares of each Fund offered by this prospectus. Each class has its own sales charges and fees. In certain circumstances, these sales charges and fees may be reduced or waived, as described below and in the SAI. The table below compares the charges and fees and other features of the share classes.

                            CLASS A         CLASS B          CLASS C          CLASS R
                             SHARES         SHARES            SHARES           SHARES
  MAXIMUM AMOUNT YOU
    CAN BUY                 NO LIMIT     UP TO $50,000   UP TO $1 MILLION     NO LIMIT



  MAXIMUM FRONT-END
    SALES CHARGE             5.75%           NONE              NONE             NONE



  MAXIMUM DEFERRED
    SALES CHARGE            1.00%(1)       5.00%(2)          1.00%(3)           NONE



                                             0.75%            0.75%
  MAXIMUM ANNUAL             0.25%       DISTRIBUTION      DISTRIBUTION
    DISTRIBUTION AND      DISTRIBUTION    (12B-1) FEE      (12B-1) FEE         0.50%
    SHAREHOLDER             (12B-1)/       AND 0.25%        AND 0.25%       DISTRIBUTION
    SERVICING FEES        SERVICE FEE     SERVICE FEE      SERVICE FEE      (12B-1) FEE



  CONVERSION FEATURE          NONE            YES              NONE             NONE

(1)This sales charge applies to investors who buy $1 million or more of Class A shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(2)This charge decreases over time. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge, if any.

The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies, and when you're required to pay the charge. You should think about these things carefully before you invest.

Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

Class A shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Funds, unless you qualify for a waiver or reduction of the sales charge. However, Class A shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Class B and Class C shares. This means that Class A shares can be expected to pay relatively higher distributions per share.

Class B shares have limits on how much you can invest. When you buy Class B or Class C shares, the full amount is invested in the Funds. However, you may pay a CDSC when you sell your shares. Over time, Class B and Class C shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Class A shares. Although the full amount of your purchase is invested in the Funds, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Class B and Class C shares. You should also consider the conversion feature for Class B shares, which is described in ABOUT CLASS B SHARES.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



[A SHARES GRAPHIC] ABOUT CLASS A SHARES

      There is no limit to the amount you can invest in Class A shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. Shares you purchase with reinvested distributions are not subject to a sales charge. To determine the sales charge you pay on additional investments in Class A shares, we will add the amount of your additional investment to the current value of your account and base the sales charge on that total amount.

      FRONT-END SALES CHARGE



      You'll pay a front-end sales charge when you buy Class A shares, unless:

        - you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section, WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- FRONT END SALES CHARGES

        - you received shares from reinvested distributions

      The sales charge you'll pay depends on the amount you're investing -- generally, the larger the investment, the smaller the percentage sales charge.

                                                        SALES CHARGE(1)    AMOUNT RETAINED
                                      SALES CHARGE(1)    AS A % OF THE    BY SELLING AGENTS
                                       AS A % OF THE      NET AMOUNT        AS A % OF THE
           AMOUNT YOU BOUGHT          OFFERING PRICE       INVESTED        OFFERING PRICE
           $0 - $49,999                    5.75%             6.10%              5.00%



           $50,000 - $99,999               4.50%             4.71%              3.75%



           $100,000 - $249,999             3.50%             3.63%              2.75%



           $250,000 - $499,999             2.50%             2.56%              2.00%



           $500,000 - $999,999             2.00%             2.04%              1.75%



           $1,000,000 OR MORE              0.00%             0.00%           1.00%(2)

      (1)The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge in the table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and of your net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

      (2)1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25% on amounts over $50,000,000. The Distributor pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within twelve months from the time they were bought. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      CONTINGENT DEFERRED SALES CHARGE



      Class A shares bought without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1% CDSC if the shares are sold within 12 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million (but less than $50 million) are subject to a CDSC if redeemed within 12 months of the date of purchase. The 12 months begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee based program.

      You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

--------------------------------------------------------------------------------

CLASS B SHARES ARE NOT INTENDED FOR PURCHASE OF $50,000 OR MORE. YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR ENSURING THAT YOUR INVESTMENT IN CLASS B SHARES DOES NOT REACH THE $50,000 MAXIMUM, AND COLUMBIA FUNDS CANNOT ENSURE THAT IT WILL IDENTIFY PURCHASE ORDERS THAT WOULD CAUSE YOUR INVESTMENT IN CLASS B SHARES TO REACH THE MAXIMUM ALLOWED AMOUNT.

--------------------------------------------------------------------------------



[B SHARES GRAPHIC] ABOUT CLASS B SHARES

      Purchases up to $50,000 are allowed in Class B shares assuming the combined value of the customer's total assets in the Columbia Funds does not reach $50,000. Purchases in Class B shares that bring the combined value of a customer's total assets to $50,000 or above will be rejected. A customer's total assets may include accounts for immediate family members. Group Plan accounts are valued at the plan level.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC when you sell your Class B shares, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- CONTINGENT DEFERRED SALES CHARGES

      The CDSC you pay depends on how long you held your shares.

         IF YOU SELL YOUR SHARES                                       YOU'LL PAY A
         DURING THE FOLLOWING YEAR:                                      CDSC OF:
         --------------------------------------------------------------------------

         THE FIRST YEAR YOU OWN THEM                                       5.0%



         THE SECOND YEAR YOU OWN THEM                                      4.0%



         THE THIRD YEAR YOU OWN THEM                                       3.0%



         THE FOURTH YEAR YOU OWN THEM                                      3.0%



         THE FIFTH YEAR YOU OWN THEM                                       2.0%



         THE SIXTH YEAR YOU OWN THEM                                       1.0%



         AFTER SIX YEARS OF OWNING THEM                                    NONE

      Certain investments in Class B shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

      Your selling agent receives compensation when you buy Class B shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      ABOUT THE CONVERSION FEATURE



      Class B shares convert automatically to Class A shares after you've owned them for eight years.

      The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase total returns.

      Here's how the conversion works:

        - Shares are converted on or about the 15(th) day of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

        - You'll receive the same dollar value of Class A shares as the Class B shares that were converted. No sales charge or other charges apply.

        - Class B shares that you received from an exchange of Class B shares of another Columbia Fund will convert based on the day you bought the original shares.

        - Conversions are free from federal income tax.


[C SHARES GRAPHIC] ABOUT CLASS C SHARES

      There is a $1 million limit to the amount you can purchase in Class C shares. You don't pay a sales charge when you buy Class C shares, but you may pay a CDSC when you sell them. Purchases of $1 million or more will be rejected.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC of 1.00% when you sell Class C shares within one year of buying them, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- CONTINGENT DEFERRED SALES CHARGES

      Certain investments in Class C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

      Your selling agent receives compensation when you buy Class C shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.


[R SHARES GRAPHIC] ABOUT CLASS R SHARES

      ELIGIBLE INVESTORS



      Class R shares are available to certain eligible investors and must be purchased through eligible retirement plans. Eligible investors are as follows:

      - 401(k) plans;
      - 457 plans;
      - employer-sponsored 403(b) plans;
      - profit sharing and money purchase pension plans;
      - defined benefit plans; and
      - non-qualified deferred compensation plans ("eligible retirement plans").

      Class R shares will not be available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs, individual 403(b) plans or 529 tuition programs.

      The Funds reserve the right to change the criteria for eligible investors. The Funds also reserve the right to refuse a purchase order for any reason, including if they believe that doing so would be in the best interest of the Funds and their shareholders.

--------------------------------------------------------------------------------

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR YOUR RETIREMENT PLAN ADMINISTRATOR FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF CLASS A, B AND C SALES CHARGES.

YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR NOTIFYING COLUMBIA FUNDS THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE BUYING OR SELLING SHARES.

WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

--------------------------------------------------------------------------------


WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE

(Class A, Class B and Class C shares)

You may be eligible for a waived or reduced front-end sales charge (often referred to as a "breakpoint discount") or CDSC. Restrictions may apply to certain accounts and certain transactions. Information about these reductions and waivers is provided below and may also be discussed in the SAI, which is available at www.columbiafunds.com. Please contact your investment professional or your retirement plan administrator, or contact Columbia Funds at
1.800.345.6611 to determine whether you qualify for a reduction or waiver of these charges.

The types of accounts that may be aggregated to obtain one of the breakpoint discounts described below include individual accounts, joint accounts, certain IRA accounts, certain trusts and UTMA/UGMA accounts. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own shares of Columbia Funds.

The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Columbia Funds Family. To obtain a breakpoint, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisor's failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Fund's Transfer Agent, you will need to provide the foregoing information to a Transfer Agent representative at the time you purchase shares.

--------------------------------------------------------------------------------

FOR PURPOSES OF OBTAINING A BREAKPOINT DISCOUNT, MEMBERS OF YOUR "IMMEDIATE FAMILY" INCLUDE YOUR SPOUSE, PARENT, STEP-PARENT, LEGAL GUARDIAN, CHILD, STEP-CHILD, FATHER-IN-LAW AND MOTHER-IN-LAW.

--------------------------------------------------------------------------------


      FRONT-END SALES CHARGES
      (Class A shares)

      There are two ways you can lower the front-end sales charge you pay on Class A shares:

         - RIGHTS OF ACCUMULATION
            The value of eligible accounts (regardless of class) maintained by you and each member of your immediate family may be combined with the value of your current purchase to reach a sales charge discount level (according to the chart of Class A sales charges, above) and to obtain the lower sales charge for your current purchase. To calculate the combined value of the accounts, the Fund will use the shares' current public offering price.

         - STATEMENT OF INTENT
            You also may pay a lower sales charge when purchasing Class A shares by signing a letter of intent. By doing so, you would be able to pay the lower sales charge on all purchases made under the letter of intent within 13 months. As described in the chart in the section ABOUT CLASS A SHARES -- FRONT-END SALES CHARGE, the first breakpoint discount will be applied when total purchases reach $50,000. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. To calculate the total value of your Statement of Intent purchases, a Fund will use the historic cost (i.e. dollars invested) of the shares held in each eligible account. You must retain all records necessary to substantiate historic costs because the Fund and your financial intermediary may not maintain this information.

         - WHAT ACCOUNTS ARE ELIGIBLE FOR BREAKPOINT DISCOUNTS?
          The types of eligible accounts that may be aggregated to obtain one or both of the breakpoint discounts described above include:

           - individual accounts

           - joint accounts

           - certain IRA accounts

           - certain trusts

           - UTMA/UGMA accounts

            For the purposes of obtaining a breakpoint discount, members of your "immediate family" include your spouse, parent, step parent, legal guardian, child, step child, father in-law and mother in-law. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own Columbia Fund shares. The value of your investment in certain Money Market Funds held in an eligible account may be aggregated with your investments in other funds in the Columbia Funds family of funds to obtain a breakpoint discount through a Right of Accumulation. Certain Money Market Funds may also be included in the aggregation for a Statement of Intent for shares that have been charged a commission for purposes of obtaining a breakpoint discount.

         - HOW DO I OBTAIN A BREAKPOINT DISCOUNT?
          The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Columbia Funds family of funds. To obtain any of the above breakpoint discounts, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisor's failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Fund's Transfer Agent, you will need to provide the foregoing information to a Transfer Agent representative at the time you purchase shares.

         - HOW CAN I OBTAIN MORE INFORMATION ABOUT BREAKPOINT DISCOUNTS?
          Certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. Restrictions may apply to certain accounts and certain transactions. Further information regarding these discounts may be found in the Fund's SAI and at www.columbiafunds.com.

      The following investors can buy Class A shares without paying a front-end sales charge:

         - full-time employees and retired employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

         - banks, trust companies and thrift institutions acting as fiduciaries

         - individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the Funds within 90 days of the date of distribution

         - Columbia Funds' Trustees, Directors and employees of its investment sub-advisers

         - registered broker/dealer firms that have entered into a Columbia Funds dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only

         - registered personnel and employees of these broker/dealers and their family members may buy Class A shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

         - employees or partners of any service provider to the Funds

         - investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

         - shareholders of certain Funds that reorganized into the Columbia Funds who were entitled to buy shares at net asset value

      The following plans can buy Class A shares without paying a front-end sales charge:

         - pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the Internal Revenue Code

         - employee benefit plans created according to Section 403(b) of the Internal Revenue Code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the Internal Revenue Code. To qualify for the waiver, the plan must:

           - have at least $500,000 invested in Class A shares of Columbia Funds (except Money Market Funds), or

           - sign a letter of intent to buy at least $500,000 of Class A shares of Columbia Funds (except Money Market Funds), or

           - be an employer-sponsored plan with at least 100 eligible participants, or

           - be a participant in an alliance program that has signed an agreement with the Fund or a selling agent

         - certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

      You can also buy Class A shares without paying a sales charge if you buy the shares within 365 days of selling Class A, Class B, Class C or Class R shares of the same Fund. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. The Transfer Agent, Distributor or their agents must receive your written request within 365 days after you sell your shares.

      CONTINGENT DEFERRED SALES CHARGES



      (Class A, Class B and Class C shares)

      You won't pay a CDSC in the following circumstances:

      DEATH: CDSCs may be waived on redemptions following the death of:

        - the sole shareholder on an individual account

        - a joint tenant where the surviving joint tenant is the deceased's spouse

        - the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfer to Minors Act (UTMA) or other custodial account.

      If the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

      AUTOMATIC WITHDRAWAL PLAN (AWP): CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual AWP established with the Transfer Agent, to the extent that the redemptions do not exceed, on an annual basis, 12% of the account's value at the time that the AWP is established. Otherwise a CDSC will be charged on AWP redemptions until this requirement is met; this requirement does not apply if the AWP is set up at the time the account is established, and distributions are being reinvested.

      DISABILITY: CDSCs may be waived on redemptions after the sole shareholder on an individual account or a joint tenant on a joint tenant spousal account becomes disabled (as defined by Section 72(m)(7) of the Internal Revenue Code). To be eligible for such a waiver:

        - the disability must arise after the purchase of shares,

        - the disabled shareholder must have been under the age of 65 at the time of the initial determination of disability and

        - a letter from a physician must be signed under penalty of perjury stating the nature of the disability.

      If the account is transferred to a new registration and then shares are redeemed, the applicable CDSC will be charged.

      DEATH OF A TRUSTEE: CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where:

        - the grantor of the trust is the sole trustee and the sole life beneficiary,

        - death occurs following the purchase and

        - the trust document provides for the dissolution of the trust upon the trustee's death.

      If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

      RETURNS OF EXCESS CONTRIBUTIONS: CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the Financial Services Firm
      (FSF) agrees to return the applicable portion of any commission paid by the Distributor.

      QUALIFIED RETIREMENT PLANS: CDSCs may be waived on shares sold by employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must be a participant in an alliance program that has signed an agreement with Columbia Funds or the Distributor.

      RETURN OF COMMISSION: CDSCs may be waived on shares sold by intermediaries that are part of the Columbia Funds selling group where the intermediary has entered into an agreement with Columbia Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

      NON-US INVESTORS: CDSCs may be waived on shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-US investors.

      IRS SECTION 401 AND 457: CDSCs may be waived on shares sold by certain pension, profit-sharing or other employee benefit plans established under
      Section 401 or 457 of the tax code.

      MEDICAL PAYMENTS: CDSCs may be waived on shares redeemed for medical payments that exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

      SHARES LIQUIDATED BY TRANSFER AGENT: CDSCs may be waived for shares sold under the Distributor's right to liquidate a shareholder's account, including but not limited to, instances where the aggregate net asset value of Class A, Class B or Class C shares held in the account is less than the minimum account size.

      PLANS OF REORGANIZATION: At the Funds' discretion, CDSCs may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party.

      CDSCs may be waived on the sale of Class C shares sold by a non-profit organization qualified under Section 501(c)(3) of the tax code in connection with the BANC OF AMERICA CAPITAL MANAGEMENT CHARITABLE GIVING PROGRAM.

Buying, selling and exchanging shares
(BUYING, SELLING AND TRANSFERRING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


You can invest in Class A, Class B and Class C shares of the Funds through your selling agent. We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions regarding Class A, Class B and Class C shares. Once you have an account, you can buy, sell and exchange Class A, Class B and Class C shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us. You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

You can invest in Class R shares of the Funds through your eligible retirement plan. Please contact your retirement plan administrator directly for more information.

The table starting on page 97 summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in CHOOSING A SHARE CLASS.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Specifically, certain Funds offer Class Z shares which have lower expense levels and limited service features and are only available to certain eligible investors that meet specific criteria, including investing through an eligible financial institution or intermediary. Please contact your investment professional, or call us at
1.800.345.6611 if you have any questions or you need help placing an order.

Certain financial institutions and intermediaries that offer Class Z shares may in certain circumstances determine that a shareholder invested in Class A, Class B, Class C or Class R shares is eligible for Class Z shares and will have their shares automatically converted to Class Z shares. No sales charges or other charges will apply to such a conversion, however, an investor should contact their financial institution or intermediary to learn the details of any such policy and also should talk to their tax adviser about the tax consequences of any such automatic conversion.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of a Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing." The Funds are not intended as vehicles for market timing. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Funds to implement their market timing strategies. Columbia Funds' Board has adopted policies and procedures with respect to market timing activity as discussed below.

Market timing may negatively impact long-term performance of a Fund by requiring it to maintain a larger percentage of assets in cash or to liquidate portfolio holdings at a disadvantageous time. Market timing could increase a Fund's expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, and large asset fluctuations that could diminish a Fund's ability to provide the maximum investment return to all participants. Certain Funds may be more susceptible to these negative effects of market timing. For example, Funds that invest principally in foreign securities may be more susceptible to arbitrage opportunities resulting from mispricing due to time zone differences among international financial markets. Market timers seek potential price differentials that may occur with securities that trade in a different time zone. The Funds that invest principally in small- and mid-capitalization securities may be more susceptible to arbitrage opportunities due to the less liquid nature of smaller company securities. Fair value pricing may reduce these arbitrage opportunities.

Columbia Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if Columbia Funds detects that a shareholder has conducted two "round trips" (as defined below) in a Fund (other than a Columbia Money Market Fund, Columbia Short Term Bond Fund or Columbia Short Term Municipal Bond Fund) that are deemed material by Columbia Funds in any 28-day period, Columbia Funds will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a Columbia Money Market Fund, Columbia Short Term Bond Fund or Columbia Short Term Municipal Bond Fund). In addition, if Columbia Funds determines that any person, group or account has engaged in any type of market timing activity (independent of the two round trip limit) Columbia Funds may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund. In any event, Columbia Funds also retains the right to reject any order to buy or exchange shares as discussed in the section BUYING, SELLING AND EXCHANGING SHARES - HOW ORDERS ARE PROCESSED and also retains the right to modify these market timing policies at any time without prior notice to shareholders.

The rights of shareholders to redeem shares of a Fund are not affected by any of these limits. However, certain Funds impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 60 days of their purchase. Please refer to the section ABOUT YOUR INVESTMENT - INFORMATION FOR
INVESTORS - REDEMPTION FEES in the prospectus for your Fund to determine if a redemption fee might be applicable to your shares.

For these purposes, a "round trip" is a purchase by any means into a Fund followed by a redemption, of any amount, by any means out of the same Fund. Under this definition, an exchange into a Fund followed by an exchange out of the same Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Systematic Investment Plan, Automatic Withdrawal Plan, Automatic Exchange Feature or similar automated plans generally are not subject to the two round trip limit. The two round trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Columbia Funds. However, there can be no assurance that these policies and procedures, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. Columbia Funds typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Columbia Funds practices discussed above. Consequently, there is the risk that Columbia Funds may not be able to do anything in response to market timing that occurs in a Fund which may result in certain shareholders being able to market time a Fund while the shareholders in that Fund bear the burden of such activities.

Columbia Funds seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither Columbia Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or transfers.

                   Ways to buy, sell
                      or exchange        How much you can buy, sell or exchange              Other things to know
                  -------------------    ---------------------------------------    ---------------------------------------

Buying shares     In a lump sum          MINIMUM INITIAL INVESTMENT FOR CLASS A,    There is no limit to the amount you can
                                         CLASS B AND CLASS C SHARES:                invest in Class A shares and Class R
                                         - $1,000 for regular accounts              shares. You can invest up to $50,000 in
                                         - $25 for traditional and Roth IRAs,       Class B shares. Class C share purchases
                                         and Coverdell Education Savings            are limited to $1 million.
                                           Accounts
                                         - no minimum for certain fee-based
                                           accounts and certain retirement plan
                                           accounts
                                         MINIMUM ADDITIONAL INVESTMENT FOR CLASS
                                         A, CLASS B AND CLASS C SHARES:
                                         - $25 for traditional and Roth IRAs,
                                         and Coverdell Education Savings
                                           Accounts
                                         - $50 for all other accounts
                                         THERE IS NO MINIMUM INVESTMENT
                                         REQUIREMENT FOR CLASS R SHARES

Class R shares
may only be
purchased
through eligible
retirement plan
accounts.


                  Using our              minimum initial investment:                You can buy shares any day of a month
                  Systematic             - $50                                      on a monthly, quarterly or semi-annual
                  Investment Plan        minimum additional investment:             schedule.
                  (Class A, Class B      - $50
                  and Class C shares)


Selling shares    In a lump sum          Class A, Class B and Class C shares:       Class R shares may be sold through
                                         - shares sold by check via the             eligible retirement plan accounts. A
                                         telephone or through the internet are      Fund will generally send proceeds from
                                           limited to an aggregate of $100,000      the sale to you within seven days
                                           in a 30-day period if you qualify for    (usually on the next business day after
                                           telephone or internet orders             your request is received in "good
                                         - other restrictions may apply to          form"). However, if you purchased your
                                           withdrawals from retirement plan         shares by check, a Fund may delay
                                           accounts                                 sending the proceeds from the sale of
                                                                                    your shares for up to 10 days after
                                                                                    your purchase to protect against checks
                                                                                    that are returned.


                  Using our Automatic    - no minimum per withdrawal                Your account balance must be at least
                  Withdrawal Plan        - $5,000 requirement waived for certain    $5,000 to set up the plan. You can make
                  (Class A, Class B      fee based accounts                         withdrawals any day of the month on a
                  and Class C shares)                                               monthly, quarterly or semi-annual
                                                                                    basis. We'll send your money by check
                                                                                    or deposit it directly to your bank
                                                                                    account. No CDSC is deducted if you
                                                                                    withdraw 12% or less of the value of
                                                                                    your shares in a given class in a year.


Exchanging        In a lump sum          - new account minimums apply to            You can generally exchange your Class
  shares                                   exchanges                                A, Class B, Class C or Class R shares
                                                                                    for Class A, Class B, Class C or Class
                                                                                    R shares, respectively, of any other
                                                                                    Fund distributed by the Distributor.
                                                                                    Some exceptions apply.

                                                                                    You generally won't pay a front-end
                                                                                    sales charge or CDSC on the shares
                                                                                    you're exchanging. An exchange
                                                                                    generally will incur a sales charge if
                                                                                    the original purchase was not assessed
                                                                                    a sales charge. Redemption fees may
                                                                                    apply.


                  Using our Automatic    - minimum $100 per exchange                You can make exchanges any day of the
                  Exchange Feature                                                  month.
                  (Class A, Class B
                  and Class C shares)



--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on a Fund's net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN A FUND

The value of a Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in a Fund. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. For example, securities which may be subject to fair valuation include, but are not limited to: (1) restricted securities for which a pricing service is unable to provide a market price; (2) securities whose trading has been formally suspended; (3) debt securities that have gone into default and for which there is no current market quotation; and
(4) a security whose market price is not available from a pre-established pricing service. In addition, the Funds may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which a Fund's share price is calculated. Foreign exchanges typically close before the time as of which Fund share prices are calculated, and may be closed altogether on some days a Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when a Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Columbia Funds has retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international equity securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by a Fund could change on days when Fund shares cannot be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders to buy, sell or exchange shares may be delivered to the Transfer Agent by telephone, in writing or through the internet. For more information on account and trading restrictions and special sign-up procedures for internet transactions, please call us at 1.800.345.6611. The Transfer Agent has procedures in place to authenticate electronic instructions. You will be asked to accept the terms of an online agreement and utilize a password for internet services.

Orders received in good order by the Fund, Distributor, Transfer Agent or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

TELEPHONE ORDERS
(Class A, Class B and Class C shares)

You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. We will not be liable for following telephone instructions that we reasonably believe are genuine.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying Class A, Class B and Class C shares:

        - You buy Class A shares at the offering price per share. You buy Class B and Class C shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we reserve the right to cancel your order. We'll return any payment received for orders that have been cancelled.

        - Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We don't issue certificates.

      All orders for the purchase of Class R shares must be made through your eligible retirement plan. Here are some general rules for buying Class R shares:

        - You buy Class R shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we reserve the right to cancel your order. We'll return any payment received for orders that have been cancelled.

        - Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Funds. We don't issue certificates.

        - Financial institutions and intermediaries are responsible for recording the beneficial ownership of the shares of their clients, and for reporting this ownership on account statements they send to their clients.

      MINIMUM INITIAL INVESTMENT




      The minimum initial amount of Class A, Class B and Class C shares you can buy is usually $1,000.

      There is no minimum initial investment requirement for Class R shares.

      If you're buying Class A, Class B or Class C shares through one of the following accounts or plans, the minimum initial amount you can buy is:

        - $50 using our Systematic Investment Plan

        - $25 for traditional and Roth IRAs, and Coverdell Education Savings Accounts

        - There is no minimum for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts, other managed accounts and certain retirement plans.

      MINIMUM ADDITIONAL INVESTMENT



      You can make additional purchases of Class A, Class B and Class C shares in the amount of $50, or $25 for traditional and Roth IRAs, and Coverdell Education Savings Accounts.

SYSTEMATIC INVESTMENT PLAN
(Class A, Class B and Class C shares)

You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - You can buy shares any day of the month on a monthly, quarterly or semi-annual basis.

  - Some exceptions may apply to employees of Bank of America and its affiliates. For details, please contact your investment professional.

--------------------------------------------------------------------------------

"GOOD FORM" MEANS THAT THE MONEY USED TO PURCHASE YOUR SHARES IS FULLY COLLECTED. WHEN SELLING SHARES BY LETTER OF INSTRUCTION, "GOOD FORM" ALSO MEANS
(I) YOUR LETTER HAS COMPLETE INSTRUCTIONS, THE PROPER SIGNATURES AND MEDALLION SIGNATURE GUARANTEES AND (II) ANY OTHER REQUIRED DOCUMENTS ARE ATTACHED. FOR ADDITIONAL DOCUMENTS REQUIRED FOR SALES BY CORPORATIONS, AGENTS, FIDUCIARIES, SURVIVING JOINT OWNERS AND OTHER LEGAL ENTITIES PLEASE CALL 1.800.345.6611. NO INTEREST WILL BE PAID ON UNCASHED REDEMPTION CHECKS.

--------------------------------------------------------------------------------



(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling Class A, Class B and Class C shares:

        - We'll deduct any CDSC from the amount you're selling and send you the balance.

        - If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after the Fund, Distributor, Transfer Agent or their agents receive your order in good form. Your selling agent is responsible for depositing the sale proceeds to your account on time.

        - For shares sold by Fedwire there is generally a $500 minimum transaction amount and a fee of $7.50. The receiving bank may charge additional fees.

        - If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Fund receives your order in good form.

        - You can sell up to an aggregate of $100,000 of shares by check via the telephone or through the internet in a 30-day period if you qualify for telephone or internet orders.

        - If you paid for your shares by check, we'll hold the sale proceeds when you sell those shares for at least 10 days after the trade date of the purchase.

--------------------------------------------------------------------------------




 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------


        - If you hold any shares in certificate form, you will not be able to sell those shares until you have returned the certificates to the Transfer Agent.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      For information about how to sell Class R shares through your eligible retirement plan, please contact your plan administrator. Here are some general rules for selling shares:

        - If you paid for your shares by check, we'll hold the sale proceeds when you sell those shares for at least 10 days after the trade date of the purchase.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell shares.

        - We can delay payment of the sale proceeds for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about the restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), or your account may be subject to an annual fee of $10. The Transfer Agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty.

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you.

        - under certain other circumstances allowed under the 1940 Act.

AUTOMATIC WITHDRAWAL PLAN
(Class A, Class B and Class C shares)

The Automatic Withdrawal Plan lets you withdraw funds any day of the month on a monthly, quarterly or semi-annual basis. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - Your account balance must be at least $5,000 to set up the plan. Certain fee based accounts are not subject to the $5,000 requirement.

  - If you set up the plan after you've opened your account, your signature must be Medallion Guaranteed.

  - You won't pay a CDSC on Class A, Class B or Class C shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

  - We'll send you a check or deposit the money directly to your bank account.

  - You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------



(EXCHANGING SHARES EXCHANGING SHARES
  GRAPHIC)

      You can generally sell Class A, Class B, Class C or Class R shares of a Fund to buy, respectively, Class A, Class B, Class C or Class R shares of another Fund distributed by the Distributor. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - A sales charge may apply when exchanging from a Money Market Fund to a Fund with a front-end sales charge.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until the Transfer Agent has received the certificate and deposited the shares to your account.

      You may exchange your shares for shares of the same share class (and in some cases, certain other classes) of another Fund distributed by the Distributor, at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original Fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or loss for tax purposes. The Fund may terminate your exchange privilege if the Advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See SHORT TERM TRADING ACTIVITY AND MARKET TIMING. To exchange by telephone, call 1.800.345.6611. Please have your account and taxpayer identification numbers available when calling.

      EXCHANGING CLASS A SHARES



      You can generally exchange Class A shares of a Fund for Class A shares of any other Fund distributed by the Distributor. Some exceptions apply.

      Here are some rules for exchanging Class A shares:

        - You won't pay a front-end sales charge on the shares of the Fund you're exchanging (unless your initial purchase of Class A shares was of a Columbia Money Market Fund).

        - You won't pay a CDSC, if applicable, on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until when you sold the shares you received from the exchange.

      EXCHANGING CLASS B SHARES



      You can generally exchange Class B shares of a Fund for Class B shares of any other Fund distributed by the Distributor. Some exceptions apply.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

      EXCHANGING CLASS C SHARES



      You can generally exchange Class C shares of a Fund for Class C shares of any other Fund distributed by the Distributor. Some exceptions apply.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

      EXCHANGING CLASS R SHARES



      You can generally exchange Class R shares of a Fund for Class R shares of any other Fund distributed by the Distributor. Some exceptions apply.

AUTOMATIC EXCHANGE FEATURE
(Class A, Class B and Class C shares)

The Automatic Exchange Feature lets you exchange $100 or more of Class A, Class B or Class C shares any day of the month. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to the Transfer Agent in writing or call 1.800.345.6611.

  - If you set up your plan to exchange more than $100,000 you must have your signature Medallion Guaranteed.

  - You can choose to have us transfer your money on any day of the month.

  - The rules for making exchanges apply to automatic exchanges.

How selling and servicing agents are paid
(PERCENT GRAPHIC)

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

--------------------------------------------------------------------------------


Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

COMMISSIONS


CLASS A SHARES

Your selling and/or servicing agent may receive an up-front commission from the Distributor when you buy Class A shares of a Fund, in accordance with the following table:

                                                                 COMMISSION
                                                               (AS A % OF THE
                                                               NET ASSET VALUE
AMOUNT PURCHASED                                                 PER SHARE)
----------------                                               ---------------
$1 million to less than $3 million                                  1.00%
$3 million to less than $50 million                                 0.50%
$50 million or more                                                 0.25%

For group retirement plans, financial advisors are eligible to receive a 1.00% commission from the Distributor on purchases, including those in amounts less than $1 million, that are coded as commission eligible trades.

Purchase amounts are aggregated among all Columbia Funds for purposes of the above table.

CLASS A, CLASS B AND CLASS C SHARES

Your selling agent may receive an up-front commission (reallowance) when you buy Class A, Class B or Class C shares of a Fund. The amount of this commission depends on which share class you choose:

  - up to 5.00% of the offering price per share of Class A shares. The commission is paid from the sales charge we deduct when you buy your shares

  - up to 4.00% of the net asset value per share of Class B shares. The commission is not deducted from your purchase -- we pay your selling agent directly

  - up to 1.00% of the net asset value per share of Class C shares. The commission is not deducted from your purchase -- we pay your selling agent directly

If you buy Class B or Class C shares you will be subject to higher distribution (12b-1) and shareholder servicing fees and may be subject to a CDSC when you sell your shares.

CLASS R SHARES

Your selling and/or servicing agent may receive an up-front commission from the Distributor when you buy Class R shares of a Fund, in accordance with the following table.

                                                                COMMISSION
                                                              (AS A % OF THE
                                                              NET ASSET VALUE
AMOUNT PURCHASED                                                PER SHARE)
----------------                                              ---------------
first $50 million                                                  0.50%
over $50 million                                                   0.25%

--------------------------------------------------------------------------------

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 UNDER THE 1940 ACT.

YOUR SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------


DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES

The Distributor and selling and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

The amount of the fee depends on the class of shares you own:

                                        MAXIMUM ANNUAL DISTRIBUTION (12B-1)
                                           AND SHAREHOLDER SERVICING FEES
                                    (AS AN ANNUAL % OF AVERAGE DAILY NET ASSETS)
  CLASS A SHARES         0.25% COMBINED DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEE



  CLASS B SHARES         0.75% DISTRIBUTION (12B-1) FEE, 0.25% SHAREHOLDER SERVICING FEE



  CLASS C SHARES         0.75% DISTRIBUTION (12B-1) FEE, 0.25% SHAREHOLDER SERVICING FEE



  CLASS R SHARES         0.50% DISTRIBUTION (12B-1) FEE

Fees are calculated daily and paid to the Distributor periodically. Because these fees are paid out of the Funds' assets on an ongoing basis, they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

The Funds pay these fees to the Distributor and/or to eligible selling and servicing agents and financial institutions, including the Adviser or other affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION -- FINANCIAL INTERMEDIARY PAYMENTS

In addition, the Distributor or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor or one of its affiliates. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by the Distributor attributable to that financial intermediary, gross sales of the mutual funds distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the support payments to any one financial intermediary are generally expected to be between 0.02% and 0.10% (between 0.03% and 0.12% in the case of the Columbia Money Market Funds) on an annual basis for payments based on average net assets of the Funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds (other than the Columbia Money Market Funds) attributable to the financial intermediary. The Distributor or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in the Fund.

Payments may also be made to certain financial intermediaries, including other Bank of America affiliates, that provide investor services to retirement plans and other investment programs to compensate financial intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.30% of the total Fund assets in the program on an annual basis. The Board has authorized the Funds to reimburse the Transfer Agent for amounts paid to financial intermediaries that maintain assets in omnibus accounts, subject to an annual cap of 0.11% of net assets maintained in such accounts. The amounts in excess of that reimbursed by a Fund will be borne by the Distributor or its affiliates.

The Distributor or its affiliates may make other payments or allow promotional incentives to financial intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

Amounts paid by the Distributor or its affiliates are paid out of the Distributor's or its affiliates' own revenue and do not increase the amount paid by you or your Fund. You can find further details about the payments made by the Distributor or its affiliates and the services provided by financial intermediaries as well as a list of the financial intermediaries to which the Distributor or its affiliates has agreed to make marketing support payments in the SAI, which can be obtained at www.columbiafunds.com or by calling
1.800.345.6611. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from the Distributor and its affiliates and any services it provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular Fund or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.

Distributions and taxes

(DISTRIBUTIONS AND TAXES)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, the gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain, if any, to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares and is called a distribution.

All of the Funds distribute any net realized capital gain at least once a year. Normally, each Fund will declare and pay distributions of net investment income as indicated in the table below. The Funds may, however, declare and pay distributions of net investment income more frequently.

                                                          FREQUENCY OF DECLARATION
                                                               AND PAYMENT OF
                           FUND                             INCOME DISTRIBUTIONS
  COLUMBIA CONVERTIBLE SECURITIES FUND                           QUARTERLY



  COLUMBIA ASSET ALLOCATION FUND II                              QUARTERLY



  COLUMBIA LARGE CAP VALUE FUND                                  QUARTERLY



  COLUMBIA MID CAP VALUE FUND                                    QUARTERLY



  COLUMBIA LARGE CAP CORE FUND                                    ANNUALLY



  COLUMBIA MARSICO GROWTH FUND                                    ANNUALLY



  COLUMBIA MARSICO FOCUSED EQUITIES FUND                          ANNUALLY



  COLUMBIA MARSICO MID CAP GROWTH FUND                            ANNUALLY



  COLUMBIA MARSICO 21ST CENTURY FUND                              ANNUALLY



  COLUMBIA SMALL CAP VALUE FUND II                                ANNUALLY



  COLUMBIA SMALL CAP GROWTH FUND II                               ANNUALLY




Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily distribution Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Funds) or trade date (all other Funds), and net realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at
1.800.345.6611. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the same Fund.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Fund shares shortly before the Fund makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the realized gain. This distribution is also subject to tax. Some Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT


Distributions of a Fund's ordinary income and net realized short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions that come from net realized long-term capital gain, if any, generally are taxable to you as long-term capital gain.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund's long-term capital gain distributed to individual shareholders, if any, generally will qualify for the reduced rate of tax if attributable to the Fund's sales and exchanges. Also, if you're an individual Fund shareholder, the portion of your distributions attributable to dividends received by the Fund from its direct investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% rate of tax, as long as certain holding period requirements are met by you for your Fund shares and the Fund for its investment in stock producing such dividends. Absent further legislation, those reduced rates of tax will expire after December 31, 2010. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and your federal tax status. Foreign, state and local taxes may also apply to distributions.

--------------------------------------------------------------------------------




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply
  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records
  - the IRS informs us that you're otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied as a credit against your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

Your redemptions (including redemptions paid in securities) and exchanges of Fund shares usually will result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held such Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

Legal matters

On February 9, 2005, the Adviser and Distributor entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, the Adviser and Distributor have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. The Adviser and Distributor are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Columbia Funds Series Trust (formerly known as Nations Funds Trust), its Board of Trustees, Bank of America Corporation and certain of its affiliates, including the Adviser and Distributor (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and other cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Funds Series Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds Series Trust against BAC and others that asserts claims under the federal securities laws and state common law. Columbia Funds Series Trust is a nominal defendant in this action.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of these actions. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Columbia Funds shareholders and/or the Columbia Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for preliminary approval.

Separately, several putative class actions have been filed against Columbia Funds Series Trust, Bank of America Corporation and certain of its affiliates, and others, in various federal courts relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. (George Siepel, et al. v. Bank of America, Columbia Funds Series Trust, et al., instituted December 28, 2005, U.S. District Court, E.D. Mo.; Luleff v. Bank of America, Columbia Funds Series Trust, William Carmichael, et al., instituted February 22, 2006, U.S. District Court, S.D. NY.) The suits allege various claims including state law claims for breach of fiduciary duty, breach of contract, unjust enrichment and violations of federal securities laws and seek damages and other remedies.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights tables are designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the Funds' financial statements, is included in the Funds' annual report. The independent registered public accounting firm's report and the Funds' financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

COLUMBIA CONVERTIBLE SECURITIES FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
  CLASS A SHARES                               03/31/06            03/31/05            03/31/04            03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $17.35              $17.33              $13.77              $16.02
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.41                0.43                0.47                0.47
  Net realized and unrealized gain/(loss)
    on investments                               1.32                0.24                3.53               (2.25)
  Net increase/(decrease) in net asset
    value from operations                        1.73                0.67                4.00               (1.78)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.42)              (0.50)              (0.44)              (0.47)
  Distributions from net realized gains         (1.07)              (0.15)                --                  --
  Total dividends and distributions             (1.49)              (0.65)              (0.44)              (0.47)
  Net asset value, end of year                  $17.59              $17.35              $17.33              $13.77
  TOTAL RETURN++                                10.54%              3.87%               29.32%             (11.18)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $352,010            $373,390            $398,485            $292,622
  Ratio of operating expenses to average
    net assets(a)(d)                            1.09%               1.16%              1.19%(e)             1.22%
  Ratio of net investment income/(loss)
    to average net assets                       2.39%               2.50%               2.94%               3.34%
  Portfolio turnover rate                        40%                 37%                 91%                 57%
  Ratio of operating expenses to average
    net assets with waivers and/or
    expense reimbursements(a)                  1.15%(b)            1.19%(c)            1.22%(f)             1.22%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $16.04
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.59
  Net realized and unrealized gain/(loss)
    on investments                               (0.04)
  Net increase/(decrease) in net asset
    value from operations                         0.55
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.52)
  Distributions from net realized gains          (0.05)
  Total dividends and distributions              (0.57)
  Net asset value, end of year                   $16.02
  TOTAL RETURN++                                 3.48%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $321,858
  Ratio of operating expenses to average
    net assets(a)(d)                             1.25%
  Ratio of net investment income/(loss)
    to average net assets                        3.53%
  Portfolio turnover rate                         50%
  Ratio of operating expenses to average
    net assets with waivers and/or
    expense reimbursements(a)                    1.25%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.09% for Class A shares.
(c) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.16% for Class A shares.
(d) The effect of interest expense on the operating expense ratio was less than 0.01%.
(e) The reimbursement from the Fund's investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(f) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.20% for Class A shares.

COLUMBIA CONVERTIBLE SECURITIES FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $17.16               $17.15               $13.64               $15.88
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.28                 0.30                 0.35                 0.36
  Net realized and unrealized gain/(loss)
    on investments                               1.30                 0.23                 3.48                (2.24)
  Net increase/(decrease) in net asset
    value from operations                        1.58                 0.53                 3.83                (1.88)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.29)               (0.37)               (0.32)               (0.36)
  Distributions from net realized gains         (1.07)               (0.15)                 --                   --
  Total dividends and distributions             (1.36)               (0.52)               (0.32)               (0.36)
  Net asset value, end of year                  $17.38               $17.16               $17.15               $13.64
  TOTAL RETURN++                                 9.72%                3.08%               28.30%              (11.83)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $116.566             $143,194             $154,322             $111,468
  Ratio of operating expenses to average
    net assets(a)(b)                             1.84%                1.91%              1.94%(e)               1.97%
  Ratio of net investment income/(loss)
    to average net assets                        1.64%                1.75%                2.19%                2.59%
  Portfolio turnover rate                         40%                  37%                  91%                  57%
  Ratio of operating expenses to average
    net assets with waivers and/or
    expense reimbursements(a)                  1.90%(c)             1.91%(d)             1.97%(f)               1.97%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $15.92
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.45
  Net realized and unrealized gain/(loss)
    on investments                               (0.03)
  Net increase/(decrease) in net asset
    value from operations                         0.42
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.41)
  Distributions from net realized gains          (0.05)
  Total dividends and distributions              (0.46)
  Net asset value, end of year                   $15.88
  TOTAL RETURN++                                  2.68%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $90,408
  Ratio of operating expenses to average
    net assets(a)(b)                              2.00%
  Ratio of net investment income/(loss)
    to average net assets                         2.78%
  Portfolio turnover rate                          50%
  Ratio of operating expenses to average
    net assets with waivers and/or
    expense reimbursements(a)                     2.00%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to Average net assets without waivers and/or expense reimbursements would have been 1.84% for Class B shares.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.91% for Class B shares.
(e) The reimbursement from the Fund's investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(f) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.95% for Class B shares.

COLUMBIA CONVERTIBLE SECURITIES FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $17.34               $17.31               $13.77               $16.04
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.28                 0.30                 0.35                 0.36
  Net realized and unrealized gain/(loss)
    on investments                               1.31                 0.25                 3.52                (2.26)
  Net increase/(decrease) in net asset
    value from operations                        1.59                 0.55                 3.87                (1.90)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.29)               (0.37)               (0.33)               (0.37)
  Distributions from net realized gains         (1.07)               (0.15)                 --                   --
  Total dividends and distributions             (1.36)               (0.52)               (0.33)               (0.37)
  Net asset value, end of year                  $17.57               $17.34               $17.31               $13.77
  TOTAL RETURN++                                 9.68%                3.16%               28.31%              (11.89)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $57,193              $66,844              $71,205              $30,293
  Ratio of operating expenses to average
    net assets(a)(b)                             1.84%                1.91%              1.94%(e)               1.97%
  Ratio of net investment income/(loss)
    to average net assets                        1.64%                1.75%                2.19%                2.59%
  Portfolio turnover rate                         40%                  37%                  91%                  57%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  1.90%(b)             1.94%(d)             1.97%(f)               1.97%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $16.08
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.45
  Net realized and unrealized gain/(loss)
    on investments                               (0.03)
  Net increase/(decrease) in net asset
    value from operations                         0.42
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.41)
  Distributions from net realized gains          (0.05)
  Total dividends and distributions              (0.46)
  Net asset value, end of year                   $16.04
  TOTAL RETURN++                                  2.66%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $20,370
  Ratio of operating expenses to average
    net assets(a)(b)                              2.00%
  Ratio of net investment income/(loss)
    to average net assets                         2.78%
  Portfolio turnover rate                          50%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     2.00%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.84% for Class C shares.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.91% for Class C shares.
(e) The reimbursement from the Fund's investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(f) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.95% for Class C shares.

COLUMBIA ASSET ALLOCATION FUND II

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $20.84               $20.20               $16.44               $19.92
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.32                0.31(b)               0.25                 0.29
  Net realized and unrealized gain/(loss)
    on investments                               1.37                0.65(c)               3.80                (3.48)
  Net increase/(decrease) in net asset
    value from operations                        1.69                 0.96                 4.05                (3.19)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.31)               (0.32)               (0.29)               (0.29)
  Distributions from net realized gains           --                   --                   --                   --
  Total dividends and distributions             (0.31)               (0.32)               (0.29)               (0.29)
  Net asset value, end of year                  $22.22               $20.84               $20.20               $16.44
  TOTAL RETURN++                                 8.17%              4.80%(d)              24.73%              (16.05)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $119,408             $109,409             $106,642              $88,011
  Ratio of operating expenses to average
    net assets(a)                              1.13%(e)             1.25%(e)             1.29%(e)             1.29%(e)
  Ratio of net investment income/(loss)
    to average net assets                        1.49%                1.50%                1.33%                1.58%
  Portfolio turnover rate                        102%                 136%                 189%                 315%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    1.17%                1.32%                1.32%                1.29%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $20.32
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.39
  Net realized and unrealized gain/(loss)
    on investments                               (0.40)
  Net increase/(decrease) in net asset
    value from operations                        (0.01)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.36)
  Distributions from net realized gains          (0.03)
  Total dividends and distributions              (0.39)
  Net asset value, end of year                   $19.92
  TOTAL RETURN++                                 (0.05)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $223,579
  Ratio of operating expenses to average
    net assets(a)                                 1.28%
  Ratio of net investment income/(loss)
    to average net assets                         1.85%
  Portfolio turnover rate                         226%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     1.28%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) Net dividend income per share reflects a special dividend. The effect of this dividend amounted to $0.03 per share.
(c) The effect of the Fund's investment adviser's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain/(loss) on investments (per share). The effect of this reimbursement for the year ended March 31, 2005 was to increase net realized and unrealized gain/(loss) on investments by $0.01 for Class A shares.
(d) Without the effect of the Fund's investment adviser's reimbursement for the Fund exceeding certain investment restrictions total return would have been 4.73% for Class A shares.
(e) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA ASSET ALLOCATION FUND II

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $20.67               $20.04               $16.31               $19.81
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.14                0.15(b)               0.11                 0.15
  Net realized and unrealized gain/(loss)
    on investments                               1.38                0.64(c)               3.76                (3.47)
  Net increase/(decrease) in net asset
    value from operations                        1.52                 0.79                 3.87                (3.32)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.15)               (0.16)               (0.14)               (0.18)
  Distributions from net realized gains           --                   --                   --                   --
  Total dividends and distributions             (0.15)               (0.16)               (0.14)               (0.18)
  Net asset value, end of year                  $22.04               $20.67               $20.04               $16.31
  TOTAL RETURN++                                 7.38%              3.97%(d)              23.79%              (16.80)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $22,247              $43,962              $64,122              $72,344
  Ratio of operating expenses to average
    net assets(a)                              1.88%(e)             2.00%(e)             2.04%(e)             2.04%(e)
  Ratio of net investment income/(loss)
    to average net assets                        0.68%                0.75%                0.58%                0.83%
  Portfolio turnover rate                        102%                 136%                 189%                 315%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    1.92%                2.07%                2.07%                2.04%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $20.22
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.23
  Net realized and unrealized gain/(loss)
    on investments                               (0.39)
  Net increase/(decrease) in net asset
    value from operations                        (0.16)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.22)
  Distributions from net realized gains          (0.03)
  Total dividends and distributions              (0.25)
  Net asset value, end of year                   $19.81
  TOTAL RETURN++                                 (0.77)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $124,983
  Ratio of operating expenses to average
    net assets(a)                                 2.03%
  Ratio of net investment income/(loss)
    to average net assets                         1.10%
  Portfolio turnover rate                         226%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     2.03%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) Net dividend income per share reflects a special dividend. The effect of this dividend amounted to $0.03 per share.
(c) The effect of the Investment Advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain/(loss) on investments (per share). The effect of this reimbursement for the year ended March 31, 2005 was to increase net realized/unrealized gain/(loss) on investments by $0.01 for Class B shares.
(d) Without the effect of the Investment Advisor's reimbursement for the Fund exceeding certain investment restrictions total return would have been 3.92% for Class B shares.
(e) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA ASSET ALLOCATION FUND II

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $20.65               $20.02               $16.31               $19.84
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.15                0.15(b)               0.11                 0.15
  Net realized and unrealized gain/(loss)
    on investments                               1.37                0.65(c)               3.75                (3.48)
  Net increase/(decrease) in net asset
    value from operations                        1.52                 0.80                 3.86                (3.33)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.15)               (0.17)               (0.15)               (0.20)
  Distributions from net realized gains           --                   --                   --                   --
  Total dividends and distributions             (0.15)               (0.17)               (0.15)               (0.20)
  Net asset value, end of year                  $22.02               $20.65               $20.02               $16.31
  TOTAL RETURN++                                 7.39%              4.02%(d)              23.73%              (16.80)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $2,468               $2,628               $2,372               $1,992
  Ratio of operating expenses to average
    net assets(a)                              1.88%(e)             2.00%(e)             2.04%(e)             2.04%(e)
  Ratio of net investment income/(loss)
    to average net assets                        0.73%                0.75%                0.58%                0.83%
  Portfolio turnover rate                        102%                 136%                 189%                 315%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    1.92%                2.07%                2.07%                2.04%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $20.24
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.24
  Net realized and unrealized gain/(loss)
    on investments                               (0.40)
  Net increase/(decrease) in net asset
    value from operations                        (0.16)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.21)
  Distributions from net realized gains          (0.03)
  Total dividends and distributions              (0.24)
  Net asset value, end of year                   $19.84
  TOTAL RETURN++                                 (0.78)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $3,220
  Ratio of operating expenses to average
    net assets(a)                                 2.03%
  Ratio of net investment income/(loss)
    to average net assets                         1.10%
  Portfolio turnover rate                         226%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     2.03%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) Net dividend income per share reflects a special dividend. The effect of this dividend amounted to $0.03 per share.
(c) The effect of the Fund's investment adviser's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain/(loss) on investments (per share). The effect of this reimbursement for the year ended March 31, 2005 was to increase net realized/unrealized gain/(loss) on investments by $0.01 for Class C shares.
(d) Without the effect of the Investment Advisor's reimbursement for the Fund exceeding certain investment restrictions total return would have been 3.95% for Class C shares.
(e) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA LARGE CAP VALUE FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $13.10               $11.84                $8.46               $11.94
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.19                 0.17                 0.14                 0.11
  Net realized and unrealized gain/(loss)
    on investments                               1.64                 1.26                 3.36                (3.31)
  Net increase/(decrease) in net asset
    value from operations                        1.83                 1.43                 3.50                (3.20)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.16)               (0.17)               (0.12)               (0.10)
  Distributions from net realized gains         (0.17)                 --                   --                 (0.18)
  Total dividends and distributions             (0.33)               (0.17)               (0.12)               (0.28)
  Net asset value, end of year                  $14.60               $13.10               $11.84                $8.46
  TOTAL RETURN++                                14.15%               12.16%               41.51%              (27.17)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $1,066,456            $292,037             $211,227              $43,364
  Ratio of operating expenses to average
    net assets(a)                                0.96%                1.02%             1.14%(d)(e)             1.22%
  Ratio of net investment income/(loss)
    to average net assets                        1.36%                1.41%                1.24%                1.18%
  Portfolio turnover rate                         59%                  52%                  69%                  75%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  1.05%(b)             1.15%(c)             1.21%(f)               1.22%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $12.38
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.09
  Net realized and unrealized gain/(loss)
    on investments                                0.58
  Net increase/(decrease) in net asset
    value from operations                         0.67
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.08)
  Distributions from net realized gains          (1.03)
  Total dividends and distributions              (1.11)
  Net asset value, end of year                   $11.94
  TOTAL RETURN++                                  5.33%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $58,144
  Ratio of operating expenses to average
    net assets(a)                               1.20%(d)
  Ratio of net investment income/(loss)
    to average net assets                         0.77%
  Portfolio turnover rate                         135%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     1.20%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.99% for Class A shares.
(c) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.12% for Class A shares.
(d) The effect of interest expense on the operating expense ratio was less than 0.01%.
(e) The reimbursement from the Fund's investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(f) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.18% for Class A shares.

COLUMBIA LARGE CAP VALUE FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $12.75               $11.53                $8.25               $11.66
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.08                 0.08                 0.05                 0.03
  Net realized and unrealized gain/(loss)
    on investments                               1.59                 1.22                 3.27                (3.22)
  Net increase/(decrease) in net asset
    value from operations                        1.67                 1.30                 3.32                (3.19)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.06)               (0.08)               (0.04)               (0.04)
  Distributions from net realized gains         (0.17)                 --                   --                 (0.18)
  Total dividends and distributions             (0.23)               (0.08)               (0.04)               (0.22)
  Net asset value, end of year                  $14.19               $12.75               $11.53                $8.25
  TOTAL RETURN++                                13.22%               11.31%               40.30%              (27.72)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $693,558              $84,756              $87,314              $37,399
  Ratio of operating expenses to average
    net assets(a)                                1.71%                1.77%             1.89%(d)(e)             1.97%
  Ratio of net investment income/(loss)
    to average net assets                        0.60%                0.66%                0.49%                0.43%
  Portfolio turnover rate                         59%                  52%                  69%                  75%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  1.80%(b)             1.90%(c)             1.96%(f)               1.97%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $12.13
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   --##
  Net realized and unrealized gain/(loss)
    on investments                                0.59
  Net increase/(decrease) in net asset
    value from operations                         0.59
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.03)
  Distributions from net realized gains          (1.03)
  Total dividends and distributions              (1.06)
  Net asset value, end of year                   $11.66
  TOTAL RETURN++                                  4.66%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $80,162
  Ratio of operating expenses to average
    net assets(a)                               1.95%(d)
  Ratio of net investment income/(loss)
    to average net assets                         0.02%
  Portfolio turnover rate                         135%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     1.95%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been, 1.74% for Class B shares.
(c) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.87% for Class B shares.
(d) The effect of interest expense on the operating expense ratio was less than 0.01%.
(e) The reimbursement from the Fund's investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(f) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.93% for Class B shares.

COLUMBIA LARGE CAP VALUE FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $12.75               $11.52                $8.24               $11.65
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.08                 0.08                 0.05                 0.04
  Net realized and unrealized gain/(loss)
    on investments                               1.59                 1.22                 3.27                (3.22)
  Net increase/(decrease) in net asset
    value from operations                        1.67                 1.30                 3.32                (3.18)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.06)               (0.07)               (0.04)               (0.05)
  Distributions from net realized gains         (0.17)                 --                   --                 (0.18)
  Total dividends and distributions             (0.23)               (0.07)               (0.04)               (0.23)
  Net asset value, end of year                  $14.19               $12.75               $11.52                $8.24
  TOTAL RETURN++                                13.22%               11.36%               40.29%              (27.72)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $98,884              $17,210              $28,832              $4,694
  Ratio of operating expenses to average
    net assets(a)                                1.71%                1.77%             1.89%(d)(e)             1.97%
  Ratio of net investment income/(loss)
    to average net assets                        0.60%                0.66%                0.49%                0.43%
  Portfolio turnover rate                         59%                  52%                  69%                  75%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  1.80%(b)             1.90%(c)             1.96%(f)               1.97%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $12.13
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   --##
  Net realized and unrealized gain/(loss)
    on investments                                0.58
  Net increase/(decrease) in net asset
    value from operations                         0.58
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.03)
  Distributions from net realized gains          (1.03)
  Total dividends and distributions              (1.06)
  Net asset value, end of year                   $11.65
  TOTAL RETURN++                                  4.58%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $7,496
  Ratio of operating expenses to average
    net assets(a)                               1.95%(d)
  Ratio of net investment income/(loss)
    to average net assets                         0.02%
  Portfolio turnover rate                         135%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     1.95%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.74% for Class C shares.
(c) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.87% for Class C shares.
(d) The effect of interest expense on the operating expense ratio was less than 0.01%.
(e) The reimbursement from the Fund's investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(f) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.93% for Class C shares.

COLUMBIA LARGE CAP VALUE FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                  PERIOD ENDED
  CLASS R SHARES                                                   03/31/06*
  Net asset value, beginning of period                               $14.05
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                                       0.04
  Net realized and unrealized gain/(loss)
    on investments                                                    0.53
  Net increase/(decrease) in net asset
    value from operations                                             0.57
  LESS DISTRIBUTIONS:
  Dividends from net investment income                               (0.03)
  Distributions from net realized gains                                --
  Total dividends and distributions                                  (0.03)
  Net asset value, end of period                                     $14.59
  TOTAL RETURN+                                                     4.05%(a)
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                                $10
  Ratio of operating expenses to average
    net assets++                                                    1.25%(b)
  Ratio of investment income/(loss) to
    average net assets                                              1.33%(b)
  Portfolio turnover rate                                             59%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                                     1.41%(b)(c)

* Class R shares commenced operations on January 23, 2006.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
+ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
++ The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less that 0.01%.
(a) Not annualized
(b) Annualized
(c) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.35% for Class R shares.

COLUMBIA MID CAP VALUE FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $14.02               $12.77                $8.71               $11.30
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.11                 0.13                 0.09                 0.08
  Net realized and unrealized gain/(loss)
    on investments                               2.47                2.23(b)               4.06                (2.60)
  Net increase/(decrease) in net asset
    value from operations                        2.58                 2.36                 4.15                (2.52)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.07)               (0.12)               (0.09)               (0.05)
  Distributions from net realized gains         (1.52)               (1.00)                 --                 (0.02)
  Total dividends and distributions             (1.59)               (1.12)               (0.09)               (0.07)
  Increase due to capital contributions           --                  0.01                  --                   --
  Net asset value, end of period                $15.01               $14.02               $12.77                $8.71
  TOTAL RETURN++                                20.24%              19.90%(c)             47.80%              (22.36)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $874,429              $10,258              $8,121               $3,270
  Ratio of net operating expenses to
    average net assets(a)                        1.08%              1.20%(d)               1.28%                1.41%
  Ratio of net investment income/(loss)
    to average net assets                        0.80%                0.99%                0.79%                0.86%
  Portfolio turnover rate                         41%                  61%                  79%                  98%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    1.08%                1.20%                1.28%                1.41%

                                              PERIOD ENDED
  CLASS A SHARES                                03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.04
  Net realized and unrealized gain/(loss)
    on investments                                1.30
  Net increase/(decrease) in net asset
    value from operations                         1.34
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.04)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.04)
  Increase due to capital contributions            --
  Net asset value, end of period                 $11.30
  TOTAL RETURN++                                 13.37%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $573
  Ratio of net operating expenses to
    average net assets(a)                        1.50%+
  Ratio of net investment income/(loss)
    to average net assets                        0.39%+
  Portfolio turnover rate                          19%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    2.28%+

* Columbia Mid Cap Value Fund Class A shares commenced operations on November 20, 2001.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the Fund's investment adviser's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain/(loss) on investments (per share). The effect of this reimbursement for the year ended March 31, 2005 was to increase net realized/unrealized gain/(loss) on investments by $0.01 for Class A shares.
(c) Without the effect of the Fund's investment adviser's reimbursement for the Fund exceeding certain investment restrictions total return would have been 19.81% for Class A shares.
(d) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA MID CAP VALUE FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $13.89               $12.70                $8.67               $11.29
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.01                 0.03                 --##                 0.01
  Net realized and unrealized gain/(loss)
    on investments                               2.43                2.20(b)               4.05                (2.59)
  Net increase/(decrease) in net asset
    value from operations                        2.44                 2.23                 4.05                (2.58)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.01)               (0.05)               (0.02)               (0.02)
  Distributions from net realized gains         (1.52)               (1.00)                 --                 (0.02)
  Total dividends and distributions             (1.53)               (1.05)               (0.02)               (0.04)
  Increase due to capital contributions           --                  0.01                  --                   --
  Net asset value, end of period                $14.80               $13.89               $12.70                $8.67
  TOTAL RETURN++                                19.32%              18.91%(c)             46.56%              (22.93)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $312,587              $4,447               $3,650               $1,961
  Ratio of net operating expenses to
    average net assets(a)                        1.84%              1.95%(d)               2.03%                2.16%
  Ratio of net investment income/(loss)
    to average net assets                        0.05%                0.24%                0.04%                0.11%
  Portfolio turnover rate                         41%                  61%                  79%                  98%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    1.84%                1.95%                2.03%                2.16%

                                              PERIOD ENDED
  CLASS B SHARES                                03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  (0.04)
  Net realized and unrealized gain/(loss)
    on investments                                1.35
  Net increase/(decrease) in net asset
    value from operations                         1.31
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.02)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.02)
  Increase due to capital contributions            --
  Net asset value, end of period                 $11.29
  TOTAL RETURN++                                 13.14%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $524
  Ratio of net operating expenses to
    average net assets(a)                        2.25%+
  Ratio of net investment income/(loss)
    to average net assets                       (0.36)%+
  Portfolio turnover rate                          19%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    3.03%+

* Columbia Mid Cap Value Fund Class B shares commenced operations on November 20, 2001.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the Fund's investment adviser's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain/(loss) on investments (per share). The effect of this reimbursement for the year ended March 31, 2005 was to increase net realized/unrealized gain/(loss) on investments by $0.01 for Class B shares.
(c) Without the effect of the Fund's investment adviser's reimbursement for the Fund exceeding certain investment restrictions total return would have been 18.82% for Class B shares.
(d) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA MID CAP VALUE FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $13.93               $12.73                $8.69               $11.31
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.01                 0.05                 --##                 0.01
  Net realized and unrealized gain/(loss)
    on investments                               2.43                2.19(b)               4.05                (2.59)
  Net increase/(decrease) in net asset
    value from operations                        2.44                 2.24                 4.05                (2.58)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.01)               (0.05)               (0.01)               (0.02)
  Distributions from net realized gains         (1.52)               (1.00)                 --                 (0.02)
  Total dividends and distributions             (1.53)               (1.05)               (0.01)               (0.04)
  Increase due to capital contributions           --                  0.01                  --                   --
  Net asset value, end of period                $14.84               $13.93               $12.73                $8.69
  TOTAL RETURN++                                19.25%              18.97%(c)             46.66%              (22.89)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $123,789               $944                 $684                 $362
  Ratio of net operating expenses to
    average net assets(a)                        1.84%              1.95%(d)               2.03%                2.16%
  Ratio of net investment income/(loss)
    to average net assets                        0.05%                0.36%                0.04%                0.11%
  Portfolio turnover rate                         41%                  61%                  79%                  98%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    1.84%                1.95%                2.03%                2.16%

                                              PERIOD ENDED
  CLASS C SHARES                                03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  (0.05)
  Net realized and unrealized gain/(loss)
    on investments                                1.36
  Net increase/(decrease) in net asset
    value from operations                         1.31
  LESS DISTRIBUTIONS:
  Dividends from net investment income            --##
  Distributions from net realized gains            --
  Total dividends and distributions               --##
  Increase due to capital contributions            --
  Net asset value, end of period                 $11.31
  TOTAL RETURN++                                 13.10%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)             $93
  Ratio of net operating expenses to
    average net assets(a)                        2.25%+
  Ratio of net investment income/(loss)
    to average net assets                       (0.36)%+
  Portfolio turnover rate                          19%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    3.03%+

* Columbia Mid Cap Value Fund Class C shares commenced operations on November 20, 2001.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the Fund's investment adviser's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain/(loss) on investments (per share). The effect of this reimbursement for the year ended March 31, 2005 was to increase net realized/unrealized gain/(loss) on investments by $0.01 for Class C shares.
(c) Without the effect of the Fund's investment adviser's reimbursement for the Fund exceeding certain investment restrictions total return would have been 18.88% for Class C shares.
(d) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA MID CAP VALUE FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                  PERIOD ENDED
  CLASS R SHARES                                                   03/31/06*
  Net asset value, beginning of period                               $14.25
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                                       0.01
  Net realized and unrealized gain/(loss)
    on investments                                                    0.75
  Net increase/(decrease) in net asset
    value from operations                                             0.76
  LESS DISTRIBUTIONS:
  Dividends from net investment income                               --(a)
  Distributions from net realized gains                                --
  Total dividends and distributions                                  --(a)
  Increase due to capital contributions                                --
  Net asset value, end of period                                     $15.01
  TOTAL RETURN++                                                    5.36%(b)
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                                $10
  Ratio of net operating expenses to
    average net assets(c)                                           1.44%(d)
  Ratio of operating expenses including
    interest expense to average net
    assets
  Ratio of net investment income/(loss)
    to average net assets                                           0.44%(d)
  Portfolio turnover rate                                             41%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                          1.44%(d)

* Class R shares commenced operations on January 23, 2006.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) Amount represents less than $0.01 per share.
(b) Not annualized.
(c) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(d) Annualized.

COLUMBIA LARGE CAP CORE FUND**

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $12.00               $11.55                $8.76               $12.31
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.11                 0.10                 0.03                 0.04
  Net realized and unrealized gain/(loss)
    on investments                               1.35                0.45(a)               2.79                (3.56)
  Net increase/(decrease) in net asset
    value from operations                        1.46                 0.55                 2.82                (3.52)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.11)               (0.10)               (0.03)               (0.03)
  Distributions from net realized gains           --                   --                   --                   --
  Total dividends and distributions             (0.11)               (0.10)               (0.03)               (0.03)
  Net asset value, end of year                  $13.35               $12.00               $11.55                $8.76
  TOTAL RETURN++                                12.19%              4.71%(b)              32.21%              (28.61)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $201,359             $213,513             $245,616             $213,691
  Ratio of operating expenses to average
    net assets                                   1.03%             1.12%(g)(f)           1.18%(g)               1.19%
  Ratio of net investment income/(loss)
    to average net assets                        0.86                 0.89%                0.27%                0.44%
  Portfolio turnover rate                         --                   --                   --                  15%##
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      1.09(c)             1.15%(d)             1.21%(h)               1.19%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $12.44
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  (0.01)
  Net realized and unrealized gain/(loss)
    on investments                               (0.11)
  Net increase/(decrease) in net asset
    value from operations                        (0.12)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.01)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.01)
  Net asset value, end of year                   $12.31
  TOTAL RETURN++                                 (0.97)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $26,742
  Ratio of operating expenses to average
    net assets                                  1.19%(e)
  Ratio of net investment income/(loss)
    to average net assets                        (0.05)%
  Portfolio turnover rate                          71%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      1.19%(e)

** The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Large Cap Core Master Portfolio.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents results prior to conversion to a Master-feeder structure on May 13, 2002.
(a) The effect of the Fund's investment adviser's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain/(loss) on investments (per share). The effect of this reimbursement for the year ended March 31, 2005 was less than $0.01 for Class A shares.
(b) Without the effect of the Fund's investment adviser's reimbursement for the Fund exceeding certain investment restrictions total return would have been 4.70% for Class A shares.
(c) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursement would have been 1.03% for Class A shares.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursement would have been 1.13% for Class A shares.
(e) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(f) The effect of interest expense on the operating expense ratio was less than 0.01%.
(g) The reimbursement from the Fund's investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01% for the years ended March 31, 2004 and March 31, 2005.
(h) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.18% for Class A shares.

COLUMBIA LARGE CAP CORE FUND**

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.65               $11.21                $8.54               $12.07
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.01                 0.02                (0.05)               (0.03)
  Net realized and unrealized gain/(loss)
    on investments                               1.31                0.42(a)               2.72                (3.50)
  Net increase/(decrease) in net asset
    value from operations                        1.32                 0.44                 2.67                (3.53)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.02)                --##                  --                  --##
  Distributions from net realized gains           --                   --                   --                   --
  Total dividends and distributions             (0.02)                --##                  --                  --##
  Net asset value, end of year                  $12.95               $11.65               $11.21                $8.54
  TOTAL RETURN++                                11.33%              3.93%(b)              31.26%              (29.23)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $31,542              $37,140              $44,571              $38,972
  Ratio of operating expenses to average
    net assets                                   1.78%             1.87%(g)(f)           1.93%(g)               1.94%
  Ratio of net investment income/(loss)
    to average net assets                        0.11%                0.14%               (0.48)%              (0.31)%
  Portfolio turnover rate                         --                   --                   --                 15%###
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.84%(c)             1.90%(d)             1.96%(h)               1.94%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $12.29
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  (0.10)
  Net realized and unrealized gain/(loss)
    on investments                               (0.12)
  Net increase/(decrease) in net asset
    value from operations                        (0.22)
  LESS DISTRIBUTIONS:
  Dividends from net investment income            --##
  Distributions from net realized gains            --
  Total dividends and distributions               --##
  Net asset value, end of year                   $12.07
  TOTAL RETURN++                                 (1.78)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $8,358
  Ratio of operating expenses to average
    net assets                                  1.94%(e)
  Ratio of net investment income/(loss)
    to average net assets                        (0.80)%
  Portfolio turnover rate                          71%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      1.94%(e)

** The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Large Cap Core Master Portfolio.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
### Amount represents results prior to conversion to a Master-feeder structure on May 13, 2002.
(a) The effect of the Fund's investment adviser's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain/(loss) on investments (per share). The effect of this reimbursement for the year ended March 31, 2005 was less than $0.01 for Class B shares.
(b) Without the effect of the Fund's investment adviser's reimbursement for the Fund exceeding certain investment restrictions total return would have been 3.92% for Class B shares.
(c) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.78% for Class B shares.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.88% for Class B shares.
(e) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(f) The effect of interest expense on the operating expense ratio was less than 0.01%.
(g) The reimbursement from the Fund's investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(h) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.93% for Class B shares.

COLUMBIA LARGE CAP CORE FUND**

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.64               $11.21                $8.54               $12.08
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.01                 0.02                (0.05)               (0.03)
  Net realized and unrealized gain/(loss)
    on investments                               1.31                0.42(a)               2.72                (3.51)
  Net increase/(decrease) in net asset
    value from operations                        1.32                 0.44                 2.67                (3.54)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.02)               (0.01)                 --                   --
  Distributions from net realized gains           --                   --                   --                   --
  Total dividends and distributions             (0.02)               (0.01)                 --                   --
  Net asset value, end of year                  $12.94               $11.64               $11.21                $8.54
  TOTAL RETURN++                                11.34%              3.91%(b)              31.26%              (29.30)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $14,026              $14,899              $16,702              $12,857
  Ratio of operating expenses to average
    net assets                                   1.78%             1.87%(f)(g)           1.93%(g)               1.94%
  Ratio of net investment income/(loss)
    to average net assets                        0.11%                0.14%               (0.48)%              (0.31)%
  Portfolio turnover rate                         --                   --                   --                 15%###
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      1.84(c)             1.90%(d)             1.96%(h)               1.94%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $12.30
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  (0.10)
  Net realized and unrealized gain/(loss)
    on investments                               (0.12)
  Net increase/(decrease) in net asset
    value from operations                        (0.22)
  LESS DISTRIBUTIONS:
  Dividends from net investment income            --##
  Distributions from net realized gains            --
  Total dividends and distributions               --##
  Net asset value, end of year                   $12.08
  TOTAL RETURN++                                 (1.78)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $2,645
  Ratio of operating expenses to average
    net assets                                  1.94%(d)
  Ratio of net investment income/(loss)
    to average net assets                        (0.80)%
  Portfolio turnover rate                          71%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      1.94%(e)

** The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Large Cap Core Master Portfolio.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
### Amount represents results prior to conversion to a Master-feeder structure on May 13, 2002.
(a) The effect of the Fund's investment adviser's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain/(loss) on investments (per share). The effect of this reimbursement for the year ended March 31, 2005 was less than $0.01 for Class C shares.
(b) Without the effect of the Fund's investment adviser's reimbursement for the Fund exceeding certain investment restrictions total return would have been 3.90% for Class C shares.
(c) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.78% for Class C shares.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.88% for Class C shares.
(e) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(f) The effect of interest expense on the operating expense ratio was less than 0.01%.
(g) The reimbursement from the Fund's investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01% for the year ended March 31, 2004 and March 31, 2005.
(h) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.93% for Class C shares.

COLUMBIA MARSICO GROWTH FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $17.04               $15.80               $11.86               $14.72
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                 (0.03)               (0.03)               (0.06)               (0.08)
  Net realized and unrealized gain/(loss)
    on investments                               2.52                 1.27                 4.00                (2.78)
  Net increase/(decrease) in net asset
    value from operations                        2.49                 1.24                 3.94                (2.86)
  Net asset value, end of the year              $19.53               $17.04               $15.80               $11.86
  TOTAL RETURN++                                14.61%                7.85%               33.22%              (19.43)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $1,956,822            $988,948             $546,537             $279,840
  Ratio of operating expenses to average
    net assets                                   1.21%                1.30%                1.37%                1.42%
  Ratio of investment income/(loss) to
    average assets                              (0.15)%              (0.21)%              (0.42)%              (0.62)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.27%(a)             1.33%(b)             1.39%(c)               1.42%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $14.87
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  (0.09)
  Net realized and unrealized gain/(loss)
    on investments                               (0.06)
  Net increase/(decrease) in net asset
    value from operations                        (0.15)
  Net asset value, end of the year               $14.72
  TOTAL RETURN++                                 (1.01)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $217,963
  Ratio of operating expenses to average
    net assets                                    1.39%
  Ratio of investment income/(loss) to
    average assets                               (0.64)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.39%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Growth Master Portfolio.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.21% for Class A shares.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.30% for Class A shares.
(c) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.37% for Class A shares.

COLUMBIA MARSICO GROWTH FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $16.18               $15.12               $11.43               $14.29
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                 (0.15)               (0.15)               (0.16)               (0.17)
  Net realized and unrealized gain/(loss)
    on investments                               2.37                 1.21                 3.85                (2.69)
  Net increase/(decrease) in net asset
    value from operations                        2.22                 1.06                 3.69                (2.86)
  Net asset value, end of year                  $18.40               $16.18               $15.12               $11.43
  TOTAL RETURN++                                13.72%                7.01%               32.28%              (20.01)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $198,749             $194,668             $200,270             $137,432
  Ratio of operating expenses to average
    net assets                                   1.96%                2.05%                2.12%                2.17%
  Ratio of investment income/(loss) to
    average assets                              (0.85)%              (0.96)%              (1.17)%              (1.37)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     2.02%(a)             2.08%(b)             2.14%(c)               2.17%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $14.55
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  (0.20)
  Net realized and unrealized gain/(loss)
    on investments                               (0.06)
  Net increase/(decrease) in net asset
    value from operations                        (0.26)
  Net asset value, end of year                   $14.29
  TOTAL RETURN++                                 (1.79)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $209,503
  Ratio of operating expenses to average
    net assets                                    2.14%
  Ratio of investment income/(loss) to
    average assets                               (1.39)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        2.14%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Growth Master Portfolio.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.96% for Class B shares.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.05% for Class B shares.
(c) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.12% for Class B shares.

COLUMBIA MARSICO GROWTH FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $16.20               $15.14               $11.44               $14.31
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                 (0.15)               (0.15)               (0.17)               (0.17)
  Net realized and unrealized gain/(loss)
    on investments                               2.38                 1.21                 3.87                (2.70)
  Net increase/(decrease) in net asset
    value from operations                        2.23                 1.06                 3.70                (2.87)
  Net asset value, end of year                  $18.43               $16.20               $15.14               $11.44
  TOTAL RETURN++                                13.77%                7.00%               32.34%              (20.06)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $679,735             $352,016             $177,599              $55,913
  Ratio of operating expenses to average
    net assets                                   1.96%                2.05%                2.12%                2.17%
  Ratio of investment income/(loss) to
    average assets                              (0.89)%              (0.96)%              (1.17)%              (1.37)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     2.02%(a)             2.08%(b)             2.14%(c)               2.17%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $14.57
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  (0.20)
  Net realized and unrealized gain/(loss)
    on investments                               (0.06)
  Net increase/(decrease) in net asset
    value from operations                        (0.26)
  Net asset value, end of year                   $14.31
  TOTAL RETURN++                                 (1.78)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $31,886
  Ratio of operating expenses to average
    net assets                                    2.14%
  Ratio of investment income/(loss) to
    average assets                               (1.39)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        2.14%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Growth Master Portfolio.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.96% for Class C shares.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.05% for Class C shares.
(c) The effect of the non-recurring costs assumed by the Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.12% for Class C shares.

COLUMBIA MARSICO GROWTH FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                  PERIOD ENDED
  CLASS R SHARES                                                   03/31/06*
  Net asset value, beginning of period                               $18.89
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                                      (0.01)
  Net realized and unrealized gain/(loss)
    on investments                                                    0.61
  Net increase/(decrease) in net asset
    value from operations                                             0.60
  Net asset value, end of period                                     $19.49
  TOTAL RETURN++                                                    3.18%(a)
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                                $10
  Ratio of operating expenses to average
    net assets                                                      1.54%(b)
  Ratio of investment income/(loss) to
    average assets                                                 (0.35)%(b)
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                        1.61%(b)(c)

* Class R shares commenced operations on January 23, 2006.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income (loss) has been calculated using the monthly average shares method.
(a) Not annualized.
(b) Annualized.
(c) The effect of the non-recurring costs assumed by the Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.55% for Class R shares.

COLUMBIA MARSICO FOCUSED EQUITIES FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $17.67               $16.79               $12.70               $15.77
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                 (0.05)               (0.06)               (0.08)               (0.08)
  Net realized and unrealized gain/(loss)
    on investments                               3.48                 0.94                 4.17                (2.99)
  Net increase/(decrease) in net asset
    value from operations                        3.43                 0.88                 4.09                (3.07)
  Net asset value, end of year                  $21.10               $17.67               $16.79               $12.70
  TOTAL RETURN++                                19.41%                5.24%               32.20%              (19.47)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $2,061,076           $1,256,948           $1,030,985            $537,958
  Ratio of operating expenses to average
    net assets                                   1.22%                1.30%                1.34%                1.37%
  Ratio of net investment income/(loss)
    to average net assets                       (0.27)%              (0.37)%              (0.49)%              (0.60)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.30%(a)             1.33%(b)             1.37%(c)               1.37%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $15.31
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  (0.09)
  Net realized and unrealized gain/(loss)
    on investments                                0.55
  Net increase/(decrease) in net asset
    value from operations                         0.46
  Net asset value, end of year                   $15.77
  TOTAL RETURN++                                  3.00%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $507,590
  Ratio of operating expenses to average
    net assets                                    1.36%
  Ratio of net investment income/(loss)
    to average net assets                        (0.58)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.36%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Focused Equities Master Portfolio.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.24% for Class A shares.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.30% for Class A shares.
(c) The effect of the non-recurring costs assumed by the Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.34% for Class A shares.

COLUMBIA MARSICO FOCUSED EQUITIES FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $16.80               $16.08               $12.25               $15.33
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                 (0.18)               (0.18)               (0.19)               (0.18)
  Net realized and unrealized gain/(loss)
    on investments                               3.29                 0.90                 4.02                (2.90)
  Net increase/(decrease) in net asset
    value from operations                        3.11                 0.72                 3.83                (3.08)
  Net asset value, end of year                  $19.91               $16.80               $16.08               $12.25
  TOTAL RETURN++                                18.51%                4.48%               31.27%              (20.09)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $509,933             $517,489             $576,884             $462,082
  Ratio of operating expenses to average
    net assets                                   1.97%                2.05%                2.09%                2.12%
  Ratio of net investment income/(loss)
    to average net assets                       (1.01)%              (1.12)%              (1.24)%              (1.35)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     2.05%(c)             2.08%(a)             2.12%(b)               2.12%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $15.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  (0.20)
  Net realized and unrealized gain/(loss)
    on investments                                0.53
  Net increase/(decrease) in net asset
    value from operations                         0.33
  Net asset value, end of year                   $15.33
  TOTAL RETURN++                                  2.20%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $679,688
  Ratio of operating expenses to average
    net assets                                    2.11%
  Ratio of net investment income/(loss)
    to average net assets                        (1.33)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        2.11%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Focused Equities Master Portfolio.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.05% for Class B shares.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.09% for Class B shares.
(c) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.99% for Class B.

COLUMBIA MARSICO FOCUSED EQUITIES FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $16.85               $16.13               $12.29               $15.38
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                 (0.19)               (0.18)               (0.19)               (0.18)
  Net realized and unrealized gain/(loss)
    on investments                               3.31                 0.90                 4.03                (2.91)
  Net increase/(decrease) in net asset
    value from operations                        3.12                 0.72                 3.84                (3.09)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains           --                   --                   --                   --
  Net asset value, end of year                  $19.97               $16.85               $16.13               $12.29
  TOTAL RETURN++                                18.52%                4.46%               31.24%              (20.09)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $532,250             $382,989             $342,885             $175,032
  Ratio of operating expenses to average
    net assets                                   1.97%                2.05%                2.09%                2.12%
  Ratio of net investment income/(loss)
    to average net assets                       (1.01)%              (1.12)%              (1.24)%              (1.35)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     2.05%(c)             2.08%(a)             2.12%(b)               2.12%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $15.05
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  (0.20)
  Net realized and unrealized gain/(loss)
    on investments                                0.53
  Net increase/(decrease) in net asset
    value from operations                         0.33
  LESS DISTRIBUTIONS:
  Distributions from net realized gains            --
  Net asset value, end of year                   $15.38
  TOTAL RETURN++                                  2.19%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $188,842
  Ratio of operating expenses to average
    net assets                                    2.11%
  Ratio of net investment income/(loss)
    to average net assets                        (1.33)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        2.11%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Focused Equities Master Portfolio.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.05% for Class C shares.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.09% for Class C shares.
(c) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.99% for Class C shares.

COLUMBIA MARSICO MID CAP
GROWTH FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.80               $11.26                $8.33               $12.73
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                 (0.04)               (0.08)               (0.07)               (0.07)
  Net realized and unrealized gain/(loss)
    on investments                               3.23                0.62(b)               3.00                (4.33)
  Net increase/(decrease) in net asset
    value from operations                        3.19                 0.54                 2.93                (4.40)
  Net asset value, end of year                  $14.99               $11.80               $11.26                $8.33
  TOTAL RETURN++                                27.03%              4.80%(c)              35.17%              (34.56)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $31,920              $21,287              $22,673              $18,120
  Ratio of operating expenses to average
    net assets(a)                                1.20%              1.22%(d)             1.21%(d)             1.22%(d)
  Ratio of net investment income/(loss)
    to average net assets                       (0.31)%              (0.67)%              (0.71)%              (0.70)%
  Portfolio turnover rate                        146%                 148%                  65%                  58%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    1.20%                1.23%                1.21%                1.22%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $14.14
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  (0.09)
  Net realized and unrealized gain/(loss)
    on investments                               (1.32)
  Net increase/(decrease) in net asset
    value from operations                        (1.41)
  Net asset value, end of year                   $12.73
  TOTAL RETURN++                                 (9.97)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $32,138
  Ratio of operating expenses to average
    net assets(a)                               1.22%(d)
  Ratio of net investment income/(loss)
    to average net assets                        (0.64)%
  Portfolio turnover rate                          39%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     1.22%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%, except for the year ended March 31, 2006 which was 0.06%.
(b) The effect of the Fund's investment adviser's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain/(loss) on investments (per share). The effect of this reimbursement for the year ended March 31, 2005 was to increase net realized and unrealized gain/(loss) on investments by $0.02 for Class A shares.
(c) Without the effect of the Fund's investment adviser's reimbursement for the Fund exceeding certain investment restrictions total return would have been 4.58% for Class A shares.
(d) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA MARSICO MID CAP
GROWTH FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.42               $10.02                $7.46               $11.51
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                 (0.12)               (0.14)               (0.13)               (0.12)
  Net realized and unrealized gain/(loss)
    on investments                               2.80                0.54(b)               2.69                (3.93)
  Net increase/(decrease) in net asset
    value from operations                        2.68                 0.40                 2.56                (4.05)
  Net asset value, end of year                  $13.10               $10.42               $10.02                $7.46
  TOTAL RETURN++                                25.72%              3.99%(c)              34.32%              (35.19)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $16,240              $22,986              $26,662              $21,990
  Ratio of operating expenses to average
    net assets(a)                                1.95%              1.97%(d)             1.96%(d)             1.97%(d)
  Ratio of net investment income/(loss)
    to average net assets                       (1.09)%              (1.42)%              (1.46)%              (1.45)%
  Portfolio turnover rate                        146%                 148%                  65%                  58%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    1.95%                1.98%                1.96%                1.97%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $12.87
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  (0.17)
  Net realized and unrealized gain/(loss)
    on investments                               (1.19)
  Net increase/(decrease) in net asset
    value from operations                        (1.36)
  Net asset value, end of year                   $11.51
  TOTAL RETURN++                                (10.57)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $45,368
  Ratio of operating expenses to average
    net assets(a)                               1.97%(d)
  Ratio of net investment income/(loss)
    to average net assets                        (1.39)%
  Portfolio turnover rate                          39%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     1.97%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%, except for the year ended March 31, 2006 which was 0.06%.
(b) The effect of the Fund's investment adviser's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain/(loss) on investments (per share). The effect of this reimbursement for the year ended March 31, 2005 was to increase net realized and unrealized gain/(loss) on investments by $0.02 for Class B shares.
(c) Without the effect of the Fund's investment adviser's reimbursement for the Fund exceeding certain investment restrictions total return would have been 3.78% for Class B shares.
(d) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA MARSICO MID CAP
GROWTH FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.48               $10.08                $7.51               $11.57
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                 (0.12)               (0.14)               (0.13)               (0.12)
  Net realized and unrealized gain/(loss)
    on investments                               2.82                0.54(b)               2.70                (3.94)
  Net increase/(decrease) in net asset
    value from operations                        2.70                 0.40                 2.57                (4.06)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains           --                   --                   --                   --
  Net asset value, end of year                  $13.18               $10.48               $10.08                $7.51
  TOTAL RETURN++                                25.76%              3.97%(c)              34.22%              (35.09)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $2,060               $1,495               $1,816               $1,709
  Ratio of operating expenses to average
    net assets(a)                                1.95%             1.97(d)(e)            1.96%(d)             1.97%(d)
  Ratio of net investment income/(loss)
    to average net assets                       (1.06)%              (1.42)%              (1.46)%              (1.45)%
  Portfolio turnover rate                        146%                 148%                  65%                  58%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    1.95%                1.98%                1.96%                1.97%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $12.95
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  (0.17)
  Net realized and unrealized gain/(loss)
    on investments                               (1.21)
  Net increase/(decrease) in net asset
    value from operations                        (1.38)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains            --
  Net asset value, end of year                   $11.57
  TOTAL RETURN++                                (10.66)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $3,024
  Ratio of operating expenses to average
    net assets(a)                               1.97%(d)
  Ratio of net investment income/(loss)
    to average net assets                        (1.39)%
  Portfolio turnover rate                          39%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     1.97%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%, except for the year ended March 31, 2006 which was 0.06%.
(b) The effect of the Fund's investment adviser's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain/(loss) on investments (per share). The effect of this reimbursement for the year ended March 31, 2005 was to increase net realized and unrealized gain/(loss) on investments by $0.02 for Class C shares.
(c) Without the effect of the Fund's investment adviser's reimbursement for the Fund exceeding certain investment restrictions total return would have been 3.77% for Class C shares.
(d) The effect of interest expense on the operating expense ratio was less than 0.01%.
(e) The reimbursement from the Fund's investment adviser is included in the ratio of operating expenses to average net assets (with waivers).

COLUMBIA MARSICO 21ST CENTURY FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.61                $9.70                $6.19                $7.06
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                 (0.03)               (0.05)               (0.05)               (0.07)
  Net realized and unrealized gain/(loss)
    on investments                               3.00                 0.96                 3.56                (0.80)
  Net increase/(decrease) in net asset
    value from operations                        2.97                 0.91                 3.51                (0.87)
  LESS DISTRIBUTIONS
  Distributions from net realized gains           --                   --                   --                   --
  Net asset value, end of year                  $13.58               $10.61                $9.70                $6.19
  TOTAL RETURN++                                28.04%                9.38%               56.70%              (12.32)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $675,287             $187,094              $48,630              $10,853
  Ratio of operating expenses to average
    net assets(a)                                1.31%              1.40%(b)             1.49%(b)             1.70%(b)
  Ratio of net investment income/(loss)
    to average net assets                       (0.22)%              (0.50)%             (0.59)%*              (1.06)%
  Portfolio turnover rate                        141%                 130%                 204%                 308%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    1.32%                1.40%                1.49%                1.71%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $6.97
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  (0.07)
  Net realized and unrealized gain/(loss)
    on investments                                0.16
  Net increase/(decrease) in net asset
    value from operations                         0.09
  LESS DISTRIBUTIONS
  Distributions from net realized gains            --
  Net asset value, end of year                    $7.06
  TOTAL RETURN++                                  1.29%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $14,741
  Ratio of operating expenses to average
    net assets(a)                                 1.62%
  Ratio of net investment income/(loss)
    to average net assets                        (0.97)%
  Portfolio turnover rate                         419%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     1.62%

* Reflects overall Fund ratios for investment income.
+ Annualized.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%, except for the year ended March 31, 2006 which was 0.08%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA MARSICO 21ST CENTURY FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.22                $9.42                $6.05                $6.96
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                 (0.11)               (0.12)               (0.13)               (0.12)
  Net realized and unrealized gain/(loss)
    on investments                               2.88                 0.92                 3.50                (0.79)
  Net increase/(decrease) in net asset
    value from operations                        2.77                 0.80                 3.37                (0.91)
  Net asset value, end of year                  $12.99               $10.22                $9.42                $6.05
  TOTAL RETURN++                                27.10%                8.49%               55.70%              (13.07)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $97,006              $60,495              $48,277              $29,562
  Ratio of operating expenses to average
    net assets(a)                                2.06%              2.15%(b)             2.24%(b)             2.45%(b)
  Ratio of net investment income/(loss)
    to average net assets                       (0.96)%              (1.25)%             (1.34)%*              (1.81)%
  Portfolio turnover rate                        141%                 130%                 204%                 308%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    2.07%                2.15%                2.24%                2.46%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $6.92
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  (0.12)
  Net realized and unrealized gain/(loss)
    on investments                                0.16
  Net increase/(decrease) in net asset
    value from operations                         0.04
  Net asset value, end of year                    $6.96
  TOTAL RETURN++                                  0.58%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $43,187
  Ratio of operating expenses to average
    net assets(a)                                 2.37%
  Ratio of net investment income/(loss)
    to average net assets                        (1.72)%
  Portfolio turnover rate                         419%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     2.37%

* Reflects overall Fund ratios for investment income.
+ Annualized.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%, except for the year ended March 31, 2006 which was 0.08%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA MARSICO 21ST CENTURY FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.22                $9.42                $6.05                $6.96
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                 (0.11)               (0.12)               (0.13)               (0.12)
  Net realized and unrealized gain/(loss)
    on investments                               2.88                 0.92                 3.50                (0.79)
  Net increase/(decrease) in net asset
    value from operations                        2.77                 0.80                 3.37                (0.91)
  Net asset value, end of year                  $12.99               $10.22                $9.42                $6.05
  TOTAL RETURN++                                27.10%                8.49%               55.70%              (13.07)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $157,286              $38,460              $14,700              $3,517
  Ratio of operating expenses to average
    net assets(a)                                2.06%              2.15%(b)             2.24%(b)             2.45%(b)
  Ratio of net investment income/(loss)
    to average net assets                       (0.96)%              (1.25)%             (1.34)%*              (1.81)%
  Portfolio turnover rate                        141%                 130%                 204%                 308%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    2.07%                2.15%                2.24%                2.46%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $6.92
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  (0.12)
  Net realized and unrealized gain/(loss)
    on investments                                0.16
  Net increase/(decrease) in net asset
    value from operations                         0.04
  Net asset value, end of year                    $6.96
  TOTAL RETURN++                                  0.58%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $4,660
  Ratio of operating expenses to average
    net assets(a)                                 2.37%
  Ratio of net investment income/(loss)
    to average net assets                        (1.72)%
  Portfolio turnover rate                         419%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     2.37%

* Reflects overall Fund ratios for investment income.
+ Annualized.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%, except for the year ended March 31, 2006 which was 0.08%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA MARSICO 21ST CENTURY FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                  PERIOD ENDED
  CLASS R SHARES                                                   03/31/06*
  Net asset value, beginning of period                               $12.53
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                                      (0.02)
  Net realized and unrealized gain/(loss)
    on investments                                                    1.07
  Net increase/(decrease) in net asset
    value from operations                                             1.05
  Net asset value, end of period                                     $13.58
  TOTAL RETURN++                                                    8.38%(a)
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                                $11
  Ratio of operating expenses to average
    net assets(b)                                                   1.63%(c)
  Ratio of net investment income/(loss)
    to average net assets                                          (0.91)%(c)
  Portfolio turnover rate                                             141%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                          1.66%(c)

* Class R shares commenced operations on January 23, 2006.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) Not annualized.
(b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%, except for the year ended March 31, 2006 which was 0.08%.
(c) Annualized.

COLUMBIA SMALL CAP VALUE FUND II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED               YEAR ENDED               YEAR ENDED
  CLASS A SHARES                                 03/31/06                 03/31/05                 03/31/04
  OPERATING PERFORMANCE:
  Net asset value, beginning of period            $12.52                   $12.26                    $7.71
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                    0.04                    (0.04)                   (0.01)
  Net realized and unrealized gain/(loss)
    on investments                                 2.98                     1.47                     4.67
  Net increase/(decrease) in net asset
    value from operations                          3.02                     1.43                     4.66
  LESS DISTRIBUTIONS:
  Dividends from net investment income            (0.03)                     --                     (0.02)
  Distributions from net realized gains           (1.39)                   (1.17)                   (0.09)
  Total dividends and distributions               (1.42)                   (1.17)                   (0.11)
  Net asset value, end of period                  $14.12                   $12.52                   $12.26
  TOTAL RETURN++                                  26.14%                   13.42%                   60.64%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $8,646                   $4,868                   $3,840
  Ratio of operating expenses to average
    net assets(a)                                  1.23%                  1.47%(b)                   1.55%
  Ratio of net investment income/(loss)
    to average net assets                          0.33%                   (0.30)%                  (0.10)%
  Portfolio turnover rate                           80%                      61%                     111%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                      1.23%                    1.49%                    1.60%

                                                PERIOD ENDED
  CLASS A SHARES                                  03/31/03*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period             $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                     0.01
  Net realized and unrealized gain/(loss)
    on investments                                 (2.28)
  Net increase/(decrease) in net asset
    value from operations                          (2.27)
  LESS DISTRIBUTIONS:
  Dividends from net investment income             (0.02)
  Distributions from net realized gains              --
  Total dividends and distributions                (0.02)
  Net asset value, end of period                    $7.71
  TOTAL RETURN++                                  (22.75)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)             $1,122
  Ratio of operating expenses to average
    net assets(a)                                  1.55%+
  Ratio of net investment income/(loss)
    to average net assets                          0.20%+
  Portfolio turnover rate                            89%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                      1.82%+

* Columbia Small Cap Value Fund II Class A shares commenced operations on May 1, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA SMALL CAP VALUE FUND II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED               YEAR ENDED               YEAR ENDED
  CLASS B SHARES                                 03/31/06                 03/31/05                 03/31/04
  OPERATING PERFORMANCE:
  Net asset value, beginning of period            $12.28                   $12.13                    $7.68
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   (0.05)                   (0.12)                   (0.09)
  Net realized and unrealized gain/(loss)
    on investments                                 2.90                     1.44                     4.63
  Net increase/(decrease) in net asset
    value from operations                          2.85                     1.32                     4.54
  LESS DISTRIBUTIONS:
  Dividends from net investment income              --                       --                       --
  Distributions from net realized gains           (1.37)                   (1.17)                   (0.09)
  Total dividends and distributions               (1.37)                   (1.17)                   (0.09)
  Net asset value, end of period                  $13.76                   $12.28                   $12.13
  TOTAL RETURN++                                  25.12%                   12.59%                   59.34%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $2,158                   $1,569                   $1,395
  Ratio of operating expenses to average
    net assets(a)                                  1.98%                  2.22%(b)                   2.30%
  Ratio of net investment income/(loss)
    to average net assets                         (0.43)%                  (1.05)%                  (0.85)%
  Portfolio turnover rate                           80%                      61%                     111%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                      1.98%                    2.24%                    2.35%

                                                PERIOD ENDED
  CLASS B SHARES                                  03/31/03*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period             $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                    (0.04)
  Net realized and unrealized gain/(loss)
    on investments                                 (2.28)
  Net increase/(decrease) in net asset
    value from operations                          (2.32)
  LESS DISTRIBUTIONS:
  Dividends from net investment income              --##
  Distributions from net realized gains              --
  Total dividends and distributions                 --##
  Net asset value, end of period                    $7.68
  TOTAL RETURN++                                  (23.20)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)              $341
  Ratio of operating expenses to average
    net assets(a)                                  2.30%+
  Ratio of net investment income/(loss)
    to average net assets                         (0.55)%+
  Portfolio turnover rate                            89%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                      2.57%+

* Columbia Small Cap Value Fund II Class B shares commenced operations on May 1, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA SMALL CAP VALUE FUND II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                 YEAR ENDED                YEAR ENDED                YEAR ENDED
  CLASS C SHARES                                  03/31/06                  03/31/05                  03/31/04
  OPERATING PERFORMANCE:
  Net asset value, beginning of period             $12.27                    $12.13                    $7.67
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                    (0.04)                    (0.12)                    (0.09)
  Net realized and unrealized gain/(loss)
    on investments                                  2.89                      1.43                      4.64
  Net increase/(decrease) in net asset
    value from operations                           2.85                      1.31                      4.55
  LESS DISTRIBUTIONS:
  Dividends from net investment income               --                        --                        --
  Distributions from net realized gains            (1.37)                    (1.17)                    (0.09)
  Total dividends and distributions                (1.37)                    (1.17)                    (0.09)
  Net asset value, end of period                   $13.75                    $12.27                    $12.13
  TOTAL RETURN++                                   25.14%                    12.51%                    59.54%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)             $1,671                     $370                      $278
  Ratio of operating expenses to average
    net assets(a)                                  1.98%                    2.22%(b)                   2.30%
  Ratio of net investment income/(loss)
    to average net assets                         (0.32)%                   (1.05)%                   (0.85)%
  Portfolio turnover rate                           80%                       61%                       111%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                      1.98%                     2.24%                     2.35%

                                                 PERIOD ENDED
  CLASS C SHARES                                  03/31/03*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period              $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                     (0.04)
  Net realized and unrealized gain/(loss)
    on investments                                  (2.29)
  Net increase/(decrease) in net asset
    value from operations                           (2.33)
  LESS DISTRIBUTIONS:
  Dividends from net investment income               --##
  Distributions from net realized gains               --
  Total dividends and distributions                  --##
  Net asset value, end of period                    $7.67
  TOTAL RETURN++                                   (23.29)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)               $56
  Ratio of operating expenses to average
    net assets(a)                                   2.30%+
  Ratio of net investment income/(loss)
    to average net assets                          (0.55)%+
  Portfolio turnover rate                            89%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                       2.57%+

* Columbia Small Cap Value Fund II Class C shares commenced operations on May 1, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA SMALL CAP VALUE FUND II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                  PERIOD ENDED
  CLASS R SHARES                                                   03/31/06*
  Net asset value, beginning of period                               $12.93
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                                        --
  Net realized and unrealized gain/(loss)
    on investments                                                    1.18
  Net increase/(decrease) in net asset
    value from operations                                             1.18
  LESS DISTRIBUTIONS:
  Dividends from net investment income                                 --
  Distributions from net realized gains                                --
  Total dividends and distributions                                    --
  Net asset value, end of period                                     $14.11
  TOTAL RETURN++                                                    9.13%(a)
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                                $11
  Ratio of operating expenses to average
    net assets(b)                                                   1.36%(c)
  Ratio of operating expenses including
    interest expense to average net
    assets
  Ratio of net investment income/(loss)
    to average net assets                                           0.03%(c)
  Portfolio turnover rate                                             80%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(b)                                       1.36%(c)

* Class R shares commenced operations on January 23, 2006.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) Not annualized.
(b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(c) Annualized.

COLUMBIA SMALL CAP GROWTH
FUND II***

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $15.06               $15.04                $9.96               $14.84
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                 (0.13)               (0.14)               (0.13)               (0.10)
  Net realized and unrealized gain/(loss)
    on investments                               4.51                 0.16                 5.21                (4.78)
  Net increase/(decrease) in net asset
    value from operations                        4.38                 0.02                 5.08                (4.88)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains         (1.88)                 --                   --                   --
  Net asset value, end of year                  $17.56               $15.06               $15.04                $9.96
  TOTAL RETURN++                                30.90%                0.13%               51.00%              (32.88)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $150,761             $132,400             $212,854             $128,620
  Ratio of operating expenses to average
    net assets                                   1.24%                1.32%             1.38%(b)(c)           1.40%(b)
  Ratio of net investment income/(loss)
    to average net assets                       (0.84)%              (0.96)%              (1.00)%              (0.86)%
  Portfolio turnover rate                         --                   --                   40%                  44%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.31%(e)             1.40%(a)             1.50%(d)               1.48%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $13.52
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  (0.10)
  Net realized and unrealized gain/(loss)
    on investments                                1.42
  Net increase/(decrease) in net asset
    value from operations                         1.32
  LESS DISTRIBUTIONS:
  Distributions from net realized gains            --
  Net asset value, end of year                   $14.84
  TOTAL RETURN++                                  9.76%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $157,759
  Ratio of operating expenses to average
    net assets                                  1.40%(b)
  Ratio of net investment income/(loss)
    to average net assets                        (0.73)%
  Portfolio turnover rate                          35%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.46%

*** The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Small Cap Growth Master Portfolio.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.37% for Class A shares.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The reimbursement from the Fund's investment adviser is included in the ratio of operating expenses to average net assets (with waivers). Absent this reimbursement, the ratio of operating expenses to average net assets would have been 1.40% for Class A shares.
(d) The effect of the non-recurring costs assumed by the Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.47% for Class A shares.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.25% for Class A shares.

COLUMBIA SMALL CAP GROWTH
FUND II***

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $14.13               $14.22                $9.49               $14.25
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                 (0.24)               (0.24)               (0.22)               (0.18)
  Net realized and unrealized gain/(loss)
    on investments                               4.20                 0.15                 4.95                (4.58)
  Net increase/(decrease) in net asset
    value from operations                        3.96                (0.09)                4.73                (4.76)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains         (1.88)                 --                   --                   --
  Net asset value, end of year                  $16.21               $14.13               $14.22                $9.49
  TOTAL RETURN++                                29.92%               (0.63)%              49.84%              (33.40)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $16,229              $16,131              $19,367              $12,567
  Ratio of operating expenses to average
    net assets                                   1.99%                2.07%             2.13%(b)(c)           2.15%(b)
  Ratio of net investment income/(loss)
    to average net assets                       (1.59)%              (1.73)%              (1.75)%              (1.61)%
  Portfolio turnover rate                         --                   --                   40%                  44%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     2.06%(e)             2.15%(a)             2.25%(d)               2.23%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $13.08
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  (0.20)
  Net realized and unrealized gain/(loss)
    on investments                                1.37
  Net increase/(decrease) in net asset
    value from operations                         1.17
  LESS DISTRIBUTIONS:
  Distributions from net realized gains            --
  Net asset value, end of year                   $14.25
  TOTAL RETURN++                                  8.94%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $17,484
  Ratio of operating expenses to average
    net assets                                  2.15%(b)
  Ratio of net investment income/(loss)
    to average net assets                        (1.48)%
  Portfolio turnover rate                          35%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        2.21%

*** The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Small Cap Growth Master Portfolio.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have 2.12% for Class B shares.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The reimbursement from the Fund's investment adviser is included in the ratio of operating expenses to average net assets (with waivers). Absent this reimbursement, the ratio of operating expenses to average net assets would have been 2.15% for Class B shares.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.22% for Class B shares.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.00% for Class B shares.

COLUMBIA SMALL CAP GROWTH
FUND II***

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $14.33               $14.42                $9.62               $14.45
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                 (0.24)               (0.24)               (0.22)               (0.18)
  Net realized and unrealized gain/(loss)
    on investments                               4.26                 0.15                 5.02                (4.65)
  Net increase/(decrease) in net asset
    value from operations                        4.02                (0.09)                4.80                (4.83)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains         (1.88)                 --                   --                   --
  Net asset value, end of year                  $16.47               $14.33               $14.42                $9.62
  TOTAL RETURN++                                29.93%               (0.62)%              49.90%              (33.43)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $4,452               $3,651               $5,454               $3,644
  Ratio of operating expenses to average
    net assets                                   1.99%                2.07%             2.13%(b)(c)           2.15%(b)
  Ratio of net investment income/(loss)
    to average net assets                       (1.59)%              (1.73)%              (1.75)%              (1.61)%
  Portfolio turnover rate                         --                   --                   40%                  44%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     2.06%(e)             2.15%(a)             2.25%(d)               2.23%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $13.26
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  (0.20)
  Net realized and unrealized gain/(loss)
    on investments                                1.39
  Net increase/(decrease) in net asset
    value from operations                         1.19
  LESS DISTRIBUTIONS:
  Distributions from net realized gains            --
  Net asset value, end of year                   $14.45
  TOTAL RETURN++                                  8.97%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $3,871
  Ratio of operating expenses to average
    net assets                                  2.15%(d)
  Ratio of net investment income/(loss)
    to average net assets                        (1.48)%
  Portfolio turnover rate                          35%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        2.21%

*** The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Small Cap Growth Master Portfolio.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.12% for Class C shares.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The reimbursement from the Fund's investment adviser is included in the ratio of operating expenses to average net assets (with waivers). Absent this reimbursement, the ratio of operating expenses to average net assets would have been 2.15% for Class C shares.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.22% for Class C shares.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.00% for Class C shares.

Hypothetical investment and expense information

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Funds, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in each class of the Funds assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the Funds, which are the same as those stated in the Annual Fund Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables shown below reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charges, if any, which may be payable on redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

COLUMBIA CONVERTIBLE SECURITIES FUND -- CLASS A SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT        ASSUMED RATE OF RETURN
              5.75%                            $10,000.00                                5%
              CUMULATIVE RETURN                     CUMULATIVE RETURN     HYPOTHETICAL YEAR-     ANNUAL
                BEFORE FEES &    ANNUAL EXPENSE        AFTER FEES &       END BALANCE AFTER      FEES &
     YEAR         EXPENSES            RATIO              EXPENSES          FEES & EXPENSES      EXPENSES
       1            5.00%            1.10%                -2.07%               $9,792.67          $680.60
       2           10.25%            1.10%                 1.75%              $10,174.68          $109.72
       3           15.76%            1.10%                 5.72%              $10,571.60          $114.00
       4           21.55%            1.10%                 9.84%              $10,983.99          $118.45
       5           27.63%            1.10%                14.12%              $11,412.48          $123.07
       6           34.01%            1.10%                18.58%              $11,857.68          $127.87
       7           40.71%            1.10%                23.20%              $12,320.25          $132.86
       8           47.75%            1.10%                28.01%              $12,800.86          $138.04
       9           55.13%            1.10%                33.00%              $13,300.22          $143.43
      10           62.89%            1.10%                38.19%              $13,819.06          $149.02
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $3,819.06
  TOTAL ANNUAL FEES & EXPENSES                                                                  $1,837.05

COLUMBIA CONVERTIBLE SECURITIES FUND -- CLASS B SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT        ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                                5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER   ANNUAL FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES      EXPENSES
       1            5.00%             1.85%                 3.15%             $10,315.10          $187.81
       2           10.25%             1.85%                 6.40%             $10,640.13          $193.73
       3           15.76%             1.85%                 9.75%             $10,975.40          $199.84
       4           21.55%             1.85%                13.21%             $11,321.23          $206.13
       5           27.63%             1.85%                16.78%             $11,677.97          $212.63
       6           34.01%             1.85%                20.46%             $12,045.94          $219.33
       7           40.71%             1.85%                24.26%             $12,425.51          $226.24
       8           47.75%             1.85%                28.17%             $12,817.03          $233.37
       9           55.13%             1.10%                33.17%             $13,317.03          $143.61
      10           62.89%             1.10%                38.37%             $13,836.52          $149.21
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $3,836.52
  TOTAL ANNUAL FEES & EXPENSES                                                                  $1,971.89

COLUMBIA CONVERTIBLE SECURITIES FUND -- CLASS C SHARES

                MAXIMUM SALES
                   CHARGE                                                      ASSUMED RATE OF RETURN
                    0.00%        INITIAL HYPOTHETICAL INVESTMENT AMOUNT                  5%
              CUMULATIVE RETURN                $10,000.00                 HYPOTHETICAL YEAR-
                BEFORE FEES &    ANNUAL EXPENSE     CUMULATIVE RETURN     END BALANCE AFTER   ANNUAL FEES &
     YEAR         EXPENSES            RATIO       AFTER FEES & EXPENSES    FEES & EXPENSES      EXPENSES
       1            5.00%            1.85%                 3.15%              $10,315.10          $187.81
       2           10.25%            1.85%                 6.40%              $10,640.13          $193.73
       3           15.76%            1.85%                 9.75%              $10,975.40          $199.84
       4           21.55%            1.85%                13.21%              $11,321.23          $206.13
       5           27.63%            1.85%                16.78%              $11,677.97          $212.63
       6           34.01%            1.85%                20.46%              $12,045.94          $219.33
       7           40.71%            1.85%                24.26%              $12,425.51          $226.24
       8           47.75%            1.85%                28.17%              $12,817.03          $233.37
       9           55.13%            1.85%                32.21%              $13,220.90          $240.72
      10           62.89%            1.85%                36.37%              $13,637.49          $248.31
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $3,637.49
  TOTAL ANNUAL FEES & EXPENSES                                                                  $2,168.10

COLUMBIA ASSET ALLOCATION FUND II -- CLASS A SHARES

                MAXIMUM SALES
                   CHARGE                                                      ASSUMED RATE OF RETURN
                    5.75%        INITIAL HYPOTHETICAL INVESTMENT AMOUNT                  5%
              CUMULATIVE RETURN                $10,000.00                 HYPOTHETICAL YEAR-
                BEFORE FEES &    ANNUAL EXPENSE     CUMULATIVE RETURN     END BALANCE AFTER   ANNUAL FEES &
     YEAR         EXPENSES            RATIO       AFTER FEES & EXPENSES    FEES & EXPENSES      EXPENSES
       1            5.00%            1.22%                -2.19%               $9,781.27          $692.16
       2           10.25%            1.22%                 1.51%              $10,151.00          $121.59
       3           15.76%            1.22%                 5.35%              $10,534.70          $126.18
       4           21.55%            1.22%                 9.33%              $10,932.92          $130.95
       5           27.63%            1.22%                13.46%              $11,346.18          $135.90
       6           34.01%            1.22%                17.75%              $11,775.07          $141.04
       7           40.71%            1.22%                22.20%              $12,220.16          $146.37
       8           47.75%            1.22%                26.82%              $12,682.09          $151.90
       9           55.13%            1.22%                31.61%              $13,161.47          $157.65
      10           62.89%            1.22%                36.59%              $13,658.97          $163.60
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $3,658.97
  TOTAL ANNUAL FEES & EXPENSES                                                                  $1,967.35

COLUMBIA ASSET ALLOCATION FUND II -- CLASS B SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN       ANNUAL         CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &         EXPENSE           AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              1.97%                3.03%             $10,303.00        $199.98
       2           10.25%              1.97%                6.15%             $10,615.18        $206.04
       3           15.76%              1.97%                9.37%             $10,936.82        $212.29
       4           21.55%              1.97%               12.68%             $11,268.21        $218.72
       5           27.63%              1.97%               16.10%             $11,609.63        $225.35
       6           34.01%              1.97%               19.61%             $11,961.41        $232.17
       7           40.71%              1.97%               23.24%             $12,323.84        $239.21
       8           47.75%              1.97%               26.97%             $12,697.25        $246.46
       9           55.13%              1.22%               31.77%             $13,177.20        $157.83
      10           62.89%              1.22%               36.75%             $13,675.30        $163.80
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $3,675.30
  TOTAL ANNUAL FEES & EXPENSES                                                                $2,101.86

COLUMBIA ASSET ALLOCATION FUND II -- CLASS C SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN       ANNUAL         CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &         EXPENSE           AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              1.97%                3.03%             $10,303.00        $199.98
       2           10.25%              1.97%                6.15%             $10,615.18        $206.04
       3           15.76%              1.97%                9.37%             $10,936.82        $212.29
       4           21.55%              1.97%               12.68%             $11,268.21        $218.72
       5           27.63%              1.97%               16.10%             $11,609.63        $225.35
       6           34.01%              1.97%               19.61%             $11,961.41        $232.17
       7           40.71%              1.97%               23.24%             $12,323.84        $239.21
       8           47.75%              1.97%               26.97%             $12,697.25        $246.46
       9           55.13%              1.97%               30.82%             $13,081.97        $253.93
      10           62.89%              1.97%               34.78%             $13,478.36        $261.62
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $3,478.36
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,295.77

COLUMBIA LARGE CAP VALUE FUND -- CLASS A SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              5.75%                            $10,000.00                             5%
              CUMULATIVE RETURN                     CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &         ANNUAL           AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES        EXPENSE RATIO          EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%             1.00%               -1.98%              $9,802.00        $671.14
       2           10.25%             1.00%                1.94%             $10,194.08         $99.98
       3           15.76%             1.00%                6.02%             $10,601.84        $103.98
       4           21.55%             1.01%               10.25%             $11,024.86        $109.21
       5           27.63%             1.01%               14.65%             $11,464.75        $113.57
       6           34.01%             1.01%               19.22%             $11,922.19        $118.10
       7           40.71%             1.01%               23.98%             $12,397.89        $122.82
       8           47.75%             1.01%               28.93%             $12,892.56        $127.72
       9           55.13%             1.01%               34.07%             $13,406.98        $132.81
      10           62.89%             1.01%               39.42%             $13,941.91        $138.11
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $3,941.91
  TOTAL ANNUAL FEES & EXPENSES                                                               $1,737.44

COLUMBIA LARGE CAP VALUE FUND -- CLASS B SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%
              CUMULATIVE RETURN                     CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &         ANNUAL           AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES        EXPENSE RATIO          EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%             1.75%                3.25%             $10,325.00        $177.84
       2           10.25%             1.75%                6.61%             $10,680.56        $183.62
       3           15.76%             1.75%               10.07%             $11,007.03        $189.59
       4           21.55%             1.76%               13.64%             $11,363.66        $196.86
       5           27.63%             1.76%               17.32%             $11,731.84        $203.24
       6           34.01%             1.76%               21.12%             $12,111.95        $209.83
       7           40.71%             1.76%               25.04%             $12,504.38        $216.62
       8           47.75%             1.76%               29.10%             $12,909.52        $223.64
       9           55.13%             1.01%               34.25%             $13,424.61        $132.99
      10           62.89%             1.01%               39.60%             $13,960.25        $138.29
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $3,960.25
  TOTAL ANNUAL FEES & EXPENSES                                                               $1,872.53

COLUMBIA LARGE CAP VALUE FUND -- CLASS C SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%
              CUMULATIVE RETURN                     CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &         ANNUAL           AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES        EXPENSE RATIO          EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%             1.75%                3.25%             $10,325.00        $177.84
       2           10.25%             1.75%                6.61%             $10,660.56        $183.62
       3           15.76%             1.75%               10.07%             $11,007.03        $189.59
       4           21.55%             1.76%               13.64%             $11,363.66        $196.86
       5           27.63%             1.76%               17.32%             $11,731.84        $203.24
       6           34.01%             1.76%               21.12%             $12,111.95        $209.83
       7           40.71%             1.76%               25.04%             $12,504.38        $216.62
       8           47.75%             1.76%               29.10%             $12,909.52        $223.64
       9           55.13%             1.76%               33.28%             $13,327.79        $230.89
      10           62.89%             1.76%               37.60%             $13,759.61        $238.37
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $3,759.61
  TOTAL ANNUAL FEES & EXPENSES                                                               $2,070.51

COLUMBIA LARGE CAP VALUE FUND -- CLASS R SHARES

              MAXIMUM SALES CHARGE  INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
                     0.00%                        $10,000.00                             5%
               CUMULATIVE RETURN                       CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                 BEFORE FEES &           ANNUAL           AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR           EXPENSES         EXPENSE RATIO          EXPENSES         FEES & EXPENSES    EXPENSES
       1              5.00%              1.25%                3.75%             $10,375.00        $127.34
       2             10.25%              1.25%                7.64%             $10,764.06        $132.12
       3             15.76%              1.25%               11.68%             $11,167.71        $137.07
       4             21.55%              1.26%               15.85%             $11,585.39        $143.34
       5             27.63%              1.26%               20.19%             $12,018.68        $148.71
       6             34.01%              1.26%               24.68%             $12,468.18        $154.27
       7             40.71%              1.26%               29.34%             $12,934.49        $160.04
       8             47.75%              1.26%               34.18%             $13,418.24        $166.02
       9             55.13%              1.26%               39.20%             $13,920.08        $172.23
      10             62.89%              1.26%               44.41%             $14,440.69        $178.67
  TOTAL GAIN AFTER FEES & EXPENSES                                               $4,440.69
    TOTAL ANNUAL FEES & EXPENSES                                                                $1,519.82

COLUMBIA MID CAP VALUE FUND -- CLASS A SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              5.75%                            $10,000.00                             5%
              CUMULATIVE RETURN                     CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &         ANNUAL           AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES        EXPENSE RATIO          EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%             1.11%               -2.08%              $9,791.63        $681.65
       2           10.25%             1.11%                1.73%             $10,172.53        $110.80
       3           15.76%             1.11%                5.68%             $10,568.24        $115.11
       4           21.55%             1.11%                9.79%             $10,979.34        $119.59
       5           27.63%             1.11%               14.06%             $11,406.44        $124.24
       6           34.01%             1.11%               18.50%             $11,850.15        $129.07
       7           40.71%             1.11%               23.11%             $12,311.12        $134.10
       8           47.75%             1.11%               27.90%             $12,790.02        $139.31
       9           55.13%             1.11%               32.88%             $13,287.56        $144.73
      10           62.89%             1.11%               38.04%             $13,804.44        $150.36
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $3,804.44
  TOTAL ANNUAL FEES & EXPENSES                                                               $1,848.97

 COLUMBIA MID CAP VALUE FUND -- CLASS B SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%
              CUMULATIVE RETURN                     CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &         ANNUAL           AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES        EXPENSE RATIO          EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%             1.86%                3.14%             $10,314.00        $188.92
       2           10.25%             1.86%                6.38%             $10,637.86        $194.85
       3           15.76%             1.86%                9.72%             $10,971.89        $200.97
       4           21.55%             1.86%               13.16%             $11,316.41        $207.28
       5           27.63%             1.86%               16.72%             $11,671.74        $213.79
       6           34.01%             1.86%               20.38%             $12,038.23        $220.50
       7           40.71%             1.86%               24.16%             $12,416.23        $227.43
       8           47.75%             1.86%               28.06%             $12,806.10        $234.57
       9           55.13%             1.11%               33.04%             $13,304.26        $144.91
      10           62.89%             1.11%               38.22%             $13,821.80        $150.55
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $3,821.80
  TOTAL ANNUAL FEES & EXPENSES                                                               $1,983.77

COLUMBIA MID CAP VALUE FUND -- CLASS C SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%
              CUMULATIVE RETURN                     CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &         ANNUAL           AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES        EXPENSE RATIO          EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%             1.86%                3.14%             $10,314.00        $188.92
       2           10.25%             1.86%                6.38%             $10,637.86        $194.85
       3           15.76%             1.86%                9.72%             $10,971.89        $200.97
       4           21.55%             1.86%               13.16%             $11,316.41        $207.28
       5           27.63%             1.86%               16.72%             $11,671.74        $213.79
       6           34.01%             1.86%               20.38%             $12,038.23        $220.50
       7           40.71%             1.86%               24.16%             $12,416.23        $227.43
       8           47.75%             1.86%               28.06%             $12,806.10        $234.57
       9           55.13%             1.86%               32.08%             $13,208.22        $241.93
      10           62.89%             1.86%               36.23%             $13,622.95        $249.53
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $3,622.95
  TOTAL ANNUAL FEES & EXPENSES                                                               $2,179.77

COLUMBIA MID CAP VALUE FUND -- CLASS R SHARES

              MAXIMUM SALES CHARGE  INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
                     0.00%                        $10,000.00                             5%
               CUMULATIVE RETURN                       CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                 BEFORE FEES &           ANNUAL           AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR           EXPENSES         EXPENSE RATIO          EXPENSES         FEES & EXPENSES    EXPENSES
       1              5.00%              1.37%                3.63%             $10,363.00        $139.49
       2             10.25%              1.37%                7.39%             $10,739.18        $144.55
       3             15.76%              1.37%               11.29%             $11,129.01        $149.80
       4             21.55%              1.37%               15.33%             $11,532.99        $155.23
       5             27.63%              1.37%               19.52%             $11,951.64        $160.87
       6             34.01%              1.37%               23.85%             $12,385.48        $166.71
       7             40.71%              1.37%               28.35%             $12,835.08        $172.76
       8             47.75%              1.37%               33.01%             $13,300.99        $179.03
       9             55.13%              1.37%               37.84%             $13,783.82        $185.53
      10             62.89%              1.37%               42.84%             $14,284.17        $192.27
  TOTAL GAIN AFTER FEES & EXPENSES                                               $4,284.17
    TOTAL ANNUAL FEES & EXPENSES                                                                $1,646.24

COLUMBIA LARGE CAP CORE FUND -- CLASS A SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              5.75%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              1.03%               -2.01%              $9,799.17        $674.00
       2           10.25%              1.03%                1.88%             $10,188.20        $102.93
       3           15.76%              1.03%                5.93%             $10,592.67        $107.02
       4           21.55%              1.03%               10.13%             $11,013.20        $111.27
       5           27.63%              1.03%               14.50%             $11,450.42        $115.69
       6           34.01%              1.03%               19.05%             $11,905.01        $120.28
       7           40.71%              1.03%               23.78%             $12,377.63        $125.06
       8           47.75%              1.03%               28.69%             $12,869.03        $130.02
       9           55.13%              1.03%               33.80%             $13,379.93        $135.18
      10           62.89%              1.03%               39.11%             $13,911.11        $140.55
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $3,911.11
  TOTAL ANNUAL FEES & EXPENSES                                                                $1,762.01

 COLUMBIA LARGE CAP CORE FUND -- CLASS B SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              1.78%                3.22%             $10,322.00        $180.87
       2           10.25%              1.78%                6.54%             $10,654.37        $186.69
       3           15.76%              1.78%                9.97%             $10,997.44        $192.70
       4           21.55%              1.78%               13.52%             $11,351.56        $198.91
       5           27.63%              1.78%               17.17%             $11,717.08        $205.31
       6           34.01%              1.78%               20.94%             $12,094.37        $211.92
       7           40.71%              1.78%               24.84%             $12,483.81        $218.75
       8           47.75%              1.78%               28.86%             $12,885.78        $225.79
       9           55.13%              1.03%               33.97%             $13,397.35        $135.36
      10           62.89%              1.03%               39.29%             $13,929.22        $140.73
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $3,929.22
  TOTAL ANNUAL FEES & EXPENSES                                                                $1,897.02

COLUMBIA LARGE CAP CORE FUND -- CLASS C SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              1.78%                3.22%             $10,322.00        $180.87
       2           10.25%              1.78%                6.54%             $10,654.37        $186.69
       3           15.76%              1.78%                9.97%             $10,997.44        $192.70
       4           21.55%              1.78%               13.52%             $11,351.56        $198.91
       5           27.63%              1.78%               17.17%             $11,717.08        $205.31
       6           34.01%              1.78%               20.94%             $12,094.37        $211.92
       7           40.71%              1.78%               24.84%             $12,483.81        $218.75
       8           47.75%              1.78%               28.86%             $12,885.78        $225.79
       9           55.13%              1.78%               33.01%             $13,300.71        $233.06
      10           62.89%              1.78%               37.29%             $13,728.99        $240.56
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $3,728.99
  TOTAL ANNUAL FEES & EXPENSES                                                                $2,094.55

COLUMBIA MARSICO GROWTH FUND -- CLASS A SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              5.75%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              1.24%               -2.21%              $9,779.38        $694.07
       2           10.25%              1.24%                1.47%             $10,147.08        $123.54
       3           15.76%              1.24%                5.29%             $10,528.62        $128.19
       4           21.55%              1.24%                9.24%             $10,924.49        $133.01
       5           27.63%              1.24%               13.35%             $11,335.25        $138.01
       6           34.01%              1.24%               17.61%             $11,761.46        $143.20
       7           40.71%              1.24%               22.04%             $12,203.69        $148.58
       8           47.75%              1.24%               26.63%             $12,662.55        $154.17
       9           55.13%              1.24%               31.39%             $13,138.66        $159.97
      10           62.89%              1.24%               36.33%             $13,632.67        $165.98
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $3,632.67
  TOTAL ANNUAL FEES & EXPENSES                                                                $1,988.72

COLUMBIA MARSICO GROWTH FUND -- CLASS B SHARES

              MAXIMUM SALES CHARGE  INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
                     0.00%                        $10,000.00                             5%
               CUMULATIVE RETURN                       CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                 BEFORE FEES &           ANNUAL           AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR           EXPENSES         EXPENSE RATIO          EXPENSES         FEES & EXPENSES    EXPENSES
       1              5.00%              1.99%                3.01%             $10,301.00        $201.99
       2             10.25%              1.99%                6.11%             $10,611.06        $208.07
       3             15.76%              1.99%                9.30%             $10,930.45        $214.34
       4             21.55%              1.99%               12.59%             $11,259.46        $220.79
       5             27.63%              1.99%               15.98%             $11,598.37        $227.44
       6             34.01%              1.99%               19.47%             $11,947.48        $234.28
       7             40.71%              1.99%               23.07%             $12,307.10        $241.33
       8             47.75%              1.99%               26.78%             $12,677.54        $248.60
       9             55.13%              1.24%               31.54%             $13,154.22        $160.16
      10             62.89%              1.24%               36.49%             $13,648.82        $166.18
  TOTAL GAIN AFTER FEES & EXPENSES                                               $3,648.82
    TOTAL ANNUAL FEES & EXPENSES                                                                $2,123.18

COLUMBIA MARSICO GROWTH FUND -- CLASS C SHARES

              MAXIMUM SALES CHARGE  INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
                     0.00%                        $10,000.00                             5%
               CUMULATIVE RETURN                       CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                 BEFORE FEES &           ANNUAL           AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR           EXPENSES         EXPENSE RATIO          EXPENSES         FEES & EXPENSES    EXPENSES
       1              5.00%              1.99%                3.01%             $10,301.00        $201.99
       2             10.25%              1.99%                6.11%             $10,611.06        $208.07
       3             15.76%              1.99%                9.30%             $10,930.45        $214.34
       4             21.55%              1.99%               12.59%             $11,259.46        $220.79
       5             27.63%              1.99%               15.98%             $11,598.37        $227.44
       6             34.01%              1.99%               19.47%             $11,947.48        $234.28
       7             40.71%              1.99%               23.07%             $12,307.10        $241.33
       8             47.75%              1.99%               26.78%             $12,677.54        $248.60
       9             55.13%              1.99%               30.59%             $13,059.14        $256.08
      10             62.89%              1.99%               34.52%             $13,452.22        $263.79
  TOTAL GAIN AFTER FEES & EXPENSES                                               $3,452.22
    TOTAL ANNUAL FEES & EXPENSES                                                                $2,316.71

COLUMBIA MARSICO GROWTH FUND -- CLASS R SHARES

               MAXIMUM SALES CHARINITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
                       0.00%                   $10,000.00                             5%
              CUMULATIVE RETURN                     CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &         ANNUAL           AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES        EXPENSE RATIO          EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%             1.49%                3.51%             $10,351.00        $151.61
       2           10.25%             1.49%                7.14%             $10,714.32        $156.94
       3           15.76%             1.49%               10.90%             $11,090.39        $162.45
       4           21.55%             1.49%               14.80%             $11,479.67        $168.15
       5           27.63%             1.49%               18.83%             $11,882.60        $174.05
       6           34.01%             1.49%               23.00%             $12,299.68        $180.16
       7           40.71%             1.49%               27.31%             $12,731.40        $186.48
       8           47.75%             1.49%               31.78%             $13,178.28        $193.03
       9           55.13%             1.49%               36.41%             $13,640.83        $199.80
      10           62.89%             1.49%               41.20%             $14,119.62        $206.82
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $4,119.62
  TOTAL ANNUAL FEES & EXPENSES                                                               $1,779.48

COLUMBIA MARSICO FOCUSED EQUITIES FUND -- CLASS A SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              5.75%                            $10,000.00                             5%
              CUMULATIVE RETURN                     CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &         ANNUAL           AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES        EXPENSE RATIO          EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%             1.27%               -2.23%              $9,776.55        $696.93
       2           10.25%             1.27%                1.41%             $10,141.22        $126.48
       3           15.76%             1.27%                5.19%             $10,519.49        $131.20
       4           21.55%             1.27%                9.12%             $10,911.86        $136.09
       5           27.63%             1.27%               13.19%             $11,318.87        $141.17
       6           34.01%             1.27%               17.41%             $11,741.07        $146.43
       7           40.71%             1.27%               21.79%             $12,179.01        $151.89
       8           47.75%             1.27%               26.33%             $12,633.29        $157.56
       9           55.13%             1.27%               31.05%             $13,104.51        $163.44
      10           62.89%             1.27%               35.93%             $13,593.31        $169.53
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $3,593.31
  TOTAL ANNUAL FEES & EXPENSES                                                               $2,020.70

COLUMBIA MARSICO FOCUSED EQUITIES FUND -- CLASS B SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              2.02%                2.98%             $10,298.00        $205.01
       2           10.25%              2.02%                6.05%             $10,604.88        $211.12
       3           15.76%              2.02%                9.21%             $10,920.91        $217.41
       4           21.55%              2.02%               12.46%             $11,246.35        $223.89
       5           27.63%              2.02%               15.81%             $11,581.49        $230.56
       6           34.01%              2.02%               19.27%             $11,926.62        $237.43
       7           40.71%              2.02%               22.82%             $12,282.03        $244.51
       8           47.75%              2.02%               26.48%             $12,648.04        $251.79
       9           55.13%              1.27%               31.20%             $13,119.81        $163.63
      10           62.89%              1.27%               36.09%             $13,609.18        $169.73
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $3,609.18
  TOTAL ANNUAL FEES & EXPENSES                                                                $2,155.08

COLUMBIA MARSICO FOCUSED EQUITIES FUND -- CLASS C SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              2.02%                2.98%             $10,298.00        $205.01
       2           10.25%              2.02%                6.05%             $10,604.88        $211.12
       3           15.76%              2.02%                9.21%             $10,920.91        $217.41
       4           21.55%              2.02%               12.46%             $11,246.35        $223.89
       5           27.63%              2.02%               15.81%             $11,581.49        $230.56
       6           34.01%              2.02%               19.27%             $11,926.62        $237.43
       7           40.71%              2.02%               22.82%             $12,282.03        $244.51
       8           47.75%              2.02%               26.48%             $12,648.04        $251.79
       9           55.13%              2.02%               30.25%             $13,024.95        $259.30
      10           62.89%              2.02%               34.13%             $13,413.09        $267.02
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $3,413.09
  TOTAL ANNUAL FEES & EXPENSES                                                                $2,348.04

COLUMBIA MARSICO MID CAP GROWTH FUND -- CLASS A SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              5.75%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              1.21%               -2.18%              $9,782.21        $691.20
       2           10.25%              1.21%                1.53%             $10,152.95        $120.61
       3           15.76%              1.21%                5.38%             $10,537.75        $125.18
       4           21.55%              1.21%                9.37%             $10,937.13        $129.92
       5           27.63%              1.21%               13.52%             $11,351.65        $134.85
       6           34.01%              1.21%               17.82%             $11,781.88        $139.96
       7           40.71%              1.21%               22.28%             $12,228.41        $145.26
       8           47.75%              1.21%               26.92%             $12,691.87        $150.77
       9           55.13%              1.21%               31.73%             $13,172.89        $156.48
      10           62.89%              1.21%               36.72%             $13,672.14        $162.41
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $3,672.14
  TOTAL ANNUAL FEES & EXPENSES                                                                $1,956.64

COLUMBIA MARSICO MID CAP GROWTH FUND -- CLASS B SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              1.96%                3.04%             $10,304.00        $198.98
       2           10.25%              1.96%                6.17%             $10,617.24        $205.03
       3           15.76%              1.96%                9.40%             $10,940.01        $211.26
       4           21.55%              1.96%               12.73%             $11,272.58        $217.68
       5           27.63%              1.96%               16.15%             $11,615.27        $224.30
       6           34.01%              1.96%               19.68%             $11,968.37        $231.12
       7           40.71%              1.96%               23.32%             $12,332.21        $238.15
       8           47.75%              1.96%               27.07%             $12,707.11        $245.39
       9           55.13%              1.21%               31.89%             $13,188.71        $156.67
      10           62.89%              1.21%               36.89%             $13,688.56        $162.61
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $3,688.56
  TOTAL ANNUAL FEES & EXPENSES                                                                $2,091.18

COLUMBIA MARSICO MID CAP GROWTH FUND -- CLASS C SHARES

      MAXIMUM SALES CHARGE                                                     ASSUMED RATE OF RETURN
              0.00%              INITIAL HYPOTHETICAL INVESTMENT AMOUNT                  5%
              CUMULATIVE RETURN                $10,000.00                 HYPOTHETICAL YEAR-
                BEFORE FEES &    ANNUAL EXPENSE     CUMULATIVE RETURN     END BALANCE AFTER   ANNUAL FEES &
     YEAR         EXPENSES            RATIO       AFTER FEES & EXPENSES    FEES & EXPENSES      EXPENSES
       1            5.00%             1.96%                3.04%              $10,304.00          $198.98
       2           10.25%             1.96%                6.17%              $10,617.24          $205.03
       3           15.76%             1.96%                9.40%              $10,940.01          $211.26
       4           21.55%             1.96%               12.73%              $11,272.58          $217.68
       5           27.63%             1.96%               16.15%              $11,615.27          $224.30
       6           34.01%             1.96%               19.68%              $11,968.37          $231.12
       7           40.71%             1.96%               23.32%              $12,332.21          $238.15
       8           47.75%             1.96%               27.07%              $12,707.11          $245.39
       9           55.13%             1.96%               30.93%              $13,093.41          $252.85
      10           62.89%             1.96%               34.91%              $13,491.45          $260.53
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $3,491.45
  TOTAL ANNUAL FEES & EXPENSES                                                                  $2,285.28

COLUMBIA MARSICO 21ST CENTURY FUND -- CLASS A SHARES

      MAXIMUM SALES CHARGE                                                     ASSUMED RATE OF RETURN
              5.75%              INITIAL HYPOTHETICAL INVESTMENT AMOUNT                  5%
              CUMULATIVE RETURN                $10,000.00                 HYPOTHETICAL YEAR-
                BEFORE FEES &    ANNUAL EXPENSE     CUMULATIVE RETURN     END BALANCE AFTER   ANNUAL FEES &
     YEAR         EXPENSES            RATIO       AFTER FEES & EXPENSES    FEES & EXPENSES      EXPENSES
       1            5.00%             1.37%               -2.33%               $9,767.13          $706.47
       2           10.25%             1.37%                1.22%              $10,121.67          $136.24
       3           15.76%             1.37%                4.89%              $10,489.09          $141.18
       4           21.55%             1.37%                8.70%              $10,869.85          $146.31
       5           27.63%             1.37%               12.64%              $11,264.42          $151.62
       6           34.01%             1.37%               16.73%              $11,673.32          $157.12
       7           40.71%             1.37%               20.97%              $12,097.06          $162.83
       8           47.75%             1.37%               25.36%              $12,536.18          $168.74
       9           55.13%             1.37%               29.91%              $12,991.25          $174.86
      10           62.89%             1.37%               34.63%              $13,462.83          $181.21
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $3,462.83
  TOTAL ANNUAL FEES & EXPENSES                                                                  $2,126.58

COLUMBIA MARSICO 21ST CENTURY FUND -- CLASS B SHARES

              MAXIMUM SALES CHARGE  INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
                     0.00%                        $10,000.00                              5%
               CUMULATIVE RETURN                         CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
                 BEFORE FEES &            ANNUAL            AFTER FEES &     END BALANCE AFTER    FEES &
     YEAR           EXPENSES           EXPENSE RATIO          EXPENSES        FEES & EXPENSES    EXPENSES
       1              5.00%                2.12%                2.88%            $10,288.00        $215.05
       2             10.25%                2.12%                5.84%            $10,584.29        $221.25
       3             15.76%                2.12%                8.89%            $10,889.12        $227.62
       4             21.55%                2.12%               12.03%            $11,202.73        $234.17
       5             27.63%                2.12%               15.25%            $11,525.37        $240.92
       6             34.01%                2.12%               18.57%            $11,857.30        $247.86
       7             40.71%                2.12%               21.99%            $12,198.79        $254.99
       8             47.75%                2.12%               25.50%            $12,550.11        $262.34
       9             55.13%                1.37%               30.06%            $13,005.68        $175.06
      10             62.89%                1.37%               34.78%            $13,477.79        $181.41
  TOTAL GAIN AFTER FEES & EXPENSES                                                $3,477.79
    TOTAL ANNUAL FEES & EXPENSES                                                                 $2,260.67

COLUMBIA MARSICO 21ST CENTURY FUND -- CLASS C SHARES

              MAXIMUM SALES CHARGE  INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
                     0.00%                        $10,000.00                              5%
               CUMULATIVE RETURN                         CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
                 BEFORE FEES &            ANNUAL            AFTER FEES &     END BALANCE AFTER    FEES &
     YEAR           EXPENSES           EXPENSE RATIO          EXPENSES        FEES & EXPENSES    EXPENSES
       1              5.00%                2.12%                2.88%            $10,288.00        $215.05
       2             10.25%                2.12%                5.84%            $10,584.29        $221.25
       3             15.76%                2.12%                8.89%            $10,889.12        $227.62
       4             21.55%                2.12%               12.03%            $11,202.73        $234.17
       5             27.63%                2.12%               15.25%            $11,525.37        $240.92
       6             34.01%                2.12%               18.57%            $11,857.30        $247.86
       7             40.71%                2.12%               21.99%            $12,198.79        $254.99
       8             47.75%                2.12%               25.50%            $12,550.11        $262.34
       9             55.13%                2.12%               29.12%            $12,911.56        $269.89
      10             62.89%                2.12%               32.83%            $13,283.41        $277.67
  TOTAL GAIN AFTER FEES & EXPENSES                                                $3,283.41
    TOTAL ANNUAL FEES & EXPENSES                                                                 $2,451.76

COLUMBIA MARSICO 21ST CENTURY FUND -- CLASS R SHARES

              MAXIMUM SALES CHARGE  INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
                     0.00%                        $10,000.00                             5%
               CUMULATIVE RETURN                       CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                 BEFORE FEES &           ANNUAL           AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR           EXPENSES         EXPENSE RATIO          EXPENSES         FEES & EXPENSES    EXPENSES
       1              5.00%              1.62%                3.38%             $10,338.00        $164.74
       2             10.25%              1.62%                6.87%             $10,687.42        $170.31
       3             15.76%              1.62%               10.49%             $11,048.66        $176.06
       4             21.55%              1.62%               14.22%             $11,422.10        $182.01
       5             27.63%              1.62%               18.08%             $11,808.17        $188.17
       6             34.01%              1.62%               22.07%             $12,207.29        $194.53
       7             40.71%              1.62%               26.20%             $12,619.89        $201.10
       8             47.75%              1.62%               30.46%             $13,046.45        $207.90
       9             55.13%              1.62%               34.87%             $13,487.42        $214.92
      10             62.89%              1.62%               39.43%             $13,943.29        $222.29
  TOTAL GAIN AFTER FEES & EXPENSES                                               $3,943.29
    TOTAL ANNUAL FEES & EXPENSES                                                                $1,921.92

COLUMBIA SMALL CAP VALUE FUND II -- CLASS A SHARES

              MAXIMUM SALES CHARGE  INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
                     5.75%                        $10,000.00                             5%
               CUMULATIVE RETURN                       CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                 BEFORE FEES &           ANNUAL           AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR           EXPENSES         EXPENSE RATIO          EXPENSES         FEES & EXPENSES    EXPENSES
       1              5.00%              1.22%               -2.19%              $9,781.27        $692.16
       2             10.25%              1.22%                1.51%             $10,151.00        $121.59
       3             15.76%              1.22%                5.35%             $10,534.70        $126.18
       4             21.55%              1.22%                9.33%             $10,932.92        $130.95
       5             27.63%              1.22%               13.46%             $11,346.18        $135.90
       6             34.01%              1.22%               17.75%             $11,775.07        $141.04
       7             40.71%              1.22%               22.20%             $12,220.16        $146.37
       8             47.75%              1.22%               26.82%             $12,682.09        $151.90
       9             55.13%              1.22%               31.61%             $13,161.47        $157.65
      10             62.89%              1.22%               36.59%             $13,658.97        $163.60
  TOTAL GAIN AFTER FEES & EXPENSES                                               $3,658.97
    TOTAL ANNUAL FEES & EXPENSES                                                                $1,967.35

COLUMBIA SMALL CAP VALUE FUND II -- CLASS B SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%
              CUMULATIVE RETURN                     CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &         ANNUAL           AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES        EXPENSE RATIO          EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%             1.97%                3.03%             $10,303.00        $199.98
       2           10.25%             1.97%                6.15%             $10,615.18        $206.04
       3           15.76%             1.97%                9.37%             $10,936.82        $212.29
       4           21.55%             1.97%               12.68%             $11,268.21        $218.72
       5           27.63%             1.97%               16.10%             $11,609.63        $225.35
       6           34.01%             1.97%               19.61%             $11,961.41        $232.17
       7           40.71%             1.97%               23.24%             $12,323.84        $239.21
       8           47.75%             1.97%               26.97%             $12,697.25        $246.46
       9           55.13%             1.22%               31.77%             $13,177.20        $157.83
      10           62.89%             1.22%               36.75%             $13,675.30        $163.80
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $3,675.30
  TOTAL ANNUAL FEES & EXPENSES                                                               $2,101.86

COLUMBIA SMALL CAP VALUE FUND II -- CLASS C SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%
              CUMULATIVE RETURN                     CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &         ANNUAL           AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES        EXPENSE RATIO          EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%             1.97%                3.03%             $10,303.00        $199.98
       2           10.25%             1.97%                6.15%             $10,615.18        $206.04
       3           15.76%             1.97%                9.37%             $10,936.82        $212.29
       4           21.55%             1.97%               12.68%             $11,268.21        $218.72
       5           27.63%             1.97%               16.10%             $11,609.63        $225.35
       6           34.01%             1.97%               19.61%             $11,961.41        $232.17
       7           40.71%             1.97%               23.24%             $12,323.84        $239.21
       8           47.75%             1.97%               26.97%             $12,697.25        $246.46
       9           55.13%             1.97%               30.82%             $13,081.97        $253.93
      10           62.89%             1.97%               34.78%             $13,478.36        $261.62
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $3,478.36
  TOTAL ANNUAL FEES & EXPENSES                                                               $2,295.77

COLUMBIA SMALL CAP VALUE FUND II -- CLASS R SHARES

              MAXIMUM SALES CHARGE  INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
                     0.00%                        $10,000.00                             5%
               CUMULATIVE RETURN                       CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                 BEFORE FEES &           ANNUAL           AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR           EXPENSES         EXPENSE RATIO          EXPENSES         FEES & EXPENSES    EXPENSES
       1              5.00%               1.47%               3.53%             $10,353.00        $149.59
       2             10.25%               1.47%               7.18%             $10,718.46        $154.88
       3             15.76%               1.47%              10.97%             $11,096.82        $160.34
       4             21.55%               1.47%              14.89%             $11,488.54        $166.00
       5             27.63%               1.47%              18.94%             $11,894.09        $171.86
       6             34.01%               1.47%              23.14%             $12,313.95        $177.93
       7             40.71%               1.47%              27.49%             $12,748.63        $184.21
       8             47.75%               1.47%              31.99%             $13,198.66        $190.71
       9             55.13%               1.47%              36.65%             $13,664.57        $197.44
      10             62.89%               1.47%              41.47%             $14,146.93        $204.41
  TOTAL GAIN AFTER FEES & EXPENSES                                               $4,146.93
    TOTAL ANNUAL FEES & EXPENSES                                                                $1,757.39

COLUMBIA SMALL CAP GROWTH FUND II -- CLASS A SHARES

              MAXIMUM SALES CHARGE  INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
                     5.75%                        $10,000.00                             5%
               CUMULATIVE RETURN                       CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                 BEFORE FEES &           ANNUAL           AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR           EXPENSES         EXPENSE RATIO          EXPENSES         FEES & EXPENSES    EXPENSES
       1              5.00%              1.26%               -2.23%              $9,777.50        $695.98
       2             10.25%              1.26%                1.43%             $10,143.17        $125.50
       3             15.76%              1.26%                5.23%             $10,522.53        $130.19
       4             21.55%              1.26%                9.16%             $10,916.07        $135.06
       5             27.63%              1.26%               13.24%             $11,324.33        $140.11
       6             34.01%              1.26%               17.48%             $11,747.86        $145.35
       7             40.71%              1.26%               21.87%             $12,187.23        $150.79
       8             47.75%              1.26%               26.43%             $12,643.03        $156.43
       9             55.13%              1.26%               31.16%             $13,115.88        $162.28
      10             62.89%              1.26%               36.06%             $13,606.42        $168.35
  TOTAL GAIN AFTER FEES & EXPENSES                                               $3,606.42
    TOTAL ANNUAL FEES & EXPENSES
                 PAID                                                                           $2,010.06

COLUMBIA SMALL CAP GROWTH FUND II -- CLASS B SHARES

        MAXIMUM SALES CHARGE        INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
               0.00%                              $10,000.00                             5%
               CUMULATIVE RETURN                       CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                 BEFORE FEES &           ANNUAL           AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR           EXPENSES         EXPENSE RATIO          EXPENSES         FEES & EXPENSES    EXPENSES
       1              5.00%              2.01%                2.99%             $10,299.00        $204.00
       2             10.25%              2.01%                6.07%             $10,606.94        $210.10
       3             15.76%              2.01%                9.24%             $10,924.09        $216.39
       4             21.55%              2.01%               12.51%             $11,250.72        $222.86
       5             27.63%              2.01%               15.87%             $11,587.11        $229.52
       6             34.01%              2.01%               19.34%             $11,933.57        $236.38
       7             40.71%              2.01%               22.90%             $12,290.38        $243.45
       8             47.75%              2.01%               26.58%             $12,657.87        $250.73
       9             55.13%              1.26%               31.31%             $13,131.27        $162.47
      10             62.89%              1.26%               36.22%             $13,622.38        $168.55
  TOTAL GAIN AFTER FEES & EXPENSES                                               $3,622.38
    TOTAL ANNUAL FEES & EXPENSES                                                                $2,144.46

COLUMBIA SMALL CAP GROWTH FUND II -- CLASS C SHARES

        MAXIMUM SALES CHARGE        INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
               0.00%                              $10,000.00                             5%
               CUMULATIVE RETURN                       CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                 BEFORE FEES &           ANNUAL           AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR           EXPENSES         EXPENSE RATIO          EXPENSES         FEES & EXPENSES    EXPENSES
       1              5.00%              2.01%                2.99%             $10,299.00        $204.00
       2             10.25%              2.01%                6.07%             $10,606.94        $210.10
       3             15.76%              2.01%                9.24%             $10,924.09        $216.39
       4             21.55%              2.01%               12.51%             $11,250.72        $222.86
       5             27.63%              2.01%               15.87%             $11,587.11        $229.52
       6             34.01%              2.01%               19.34%             $11,933.57        $236.38
       7             40.71%              2.01%               22.90%             $12,290.38        $243.45
       8             47.75%              2.01%               26.58%             $12,657.87        $250.73
       9             55.13%              2.01%               30.36%             $13,036.34        $258.23
      10             62.89%              2.01%               34.26%             $13,426.12        $265.95
  TOTAL GAIN AFTER FEES & EXPENSES                                               $3,426.12
    TOTAL ANNUAL FEES & EXPENSES                                                                $2,337.61

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO COLUMBIA FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------


Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of the Fund's assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 under the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CROSSING NETWORKS -- an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DEPOSITARY RECEIPTS -- evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVERSIFIED -- A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

DURATION -- a measure used to estimate how much a Fund's net asset value will fluctuate in response to a change in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The securities issued by the FHLMC are guaranteed as to timely payment of interest and the ultimate collection of principal only by the FHLMC and are not insured or guaranteed by the U.S. government.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. FNMA is a congressionally chartered company, although neither its common stock nor the securities it issues are insured or guaranteed by the U.S. government. The securities issued by FNMA are guaranteed as to timely payment of both principal and interest only by FNMA.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from two, or in some circumstances one, nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

FORWARD FOREIGN CURRENCY CONTRACTS -- a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUNDAMENTAL ANALYSIS -- a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- a government-owned corporation that is considered an agency of the U.S. government. It guarantees, with the full faith and credit of the U.S. government, full and timely payment of all principal and interest on its mortgage-backed securities.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

HIGH YIELD DEBT SECURITY -- a debt security (also known as a "junk" bond) that, at the time of purchase, is either rated by an NRSRO to be below investment-grade (e.g., rated "BB" or lower by S&P) or is unrated but believed by a Fund's portfolio manager(s) or portfolio management team to be of comparable quality.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

LEHMAN BROTHERS U.S. AGGREGATE INDEX -- an unmanaged index made up of U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities and asset-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MERRILL LYNCH ALL CONVERTIBLES ALL QUALITIES INDEX -- an unmanaged index that measures the performance of all U.S. dollar-denominated convertible securities of issuers not currently in bankruptcy. Securities in the index have total market values greater than $50 million at issuance. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MERRILL LYNCH 1-3 YEAR MUNICIPAL INDEX -- an unmanaged index that tracks the performance of investment grade U.S. tax exempt bonds with remaining terms to final maturities of at least one year and less than three years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MONEY MARKET INSTRUMENT -- a high quality, short-term debt security that pays interest based on a fixed, variable or floating rate and is considered to mature in 13 months or less. Money market instruments include, but are not limited to, U.S. Treasury obligations, U.S. government obligations, certificates of deposit and time deposits, bankers' acceptances, commercial paper, corporate bonds, extendible commercial notes, asset backed securities, funding agreements, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MORTGAGE DOLLAR ROLLS -- transactions in which a Fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase those or similar securities at a mutually agreed-upon future date and lower price. The difference between the sale price and the repurchase price is known as the "drop."

MSCI EAFE INDEX -- an unmanaged free float-adjusted market capitalization index that measures developed market equity performance, excluding the U.S. and Canada. The index includes Australia, Austria, Belgium, Denmark, Finland,

France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MSCI WORLD INDEX -- an unmanaged free float-adjusted market capitalization index that measures global developed market equity performance. The index includes Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

OVER-THE-COUNTER MARKET -- a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

PRE-REFUNDED BOND -- a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

PRICE-TO-EARNINGS RATIO (P/E RATIO) -- the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

PRIVATE PLACEMENT -- a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities.

Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

QUANTITATIVE ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

REAL ESTATE INVESTMENT TRUST (REIT) -- a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests. A REIT is a tax-advantaged entity with a special election under the Internal Revenue Code whose assets are composed primarily of such investments.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

RIGHT -- a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

RUSSELL 1000(R) GROWTH INDEX -- an unmanaged index that measures the performance of the largest U.S. companies based on total market capitalization, with higher price-to-book ratios and higher forecasted growth rates relative to the Russell 1000(R) Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 1000(R) INDEX -- an unmanaged index that measures the performance of the largest 1,000 U.S. companies and represents approximately 90% of the U.S. equity market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 1000(R) VALUE INDEX -- an unmanaged index that measures the performance of those securities in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) GROWTH INDEX -- an unmanaged index that measures the performance of those securities in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) INDEX -- an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index and represents approximately 8% of the U.S. equity market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) VALUE INDEX -- an unmanaged index that measures the performance of those securities in the Russell 2000(R) Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 3000(R) GROWTH INDEX -- an unmanaged index comprised of securities in the Russell 3000(R) Index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, with a greater than average growth orientation. Companies in the Russell 3000(R) Growth Index tend to exhibit higher price to book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 3000(R) INDEX -- an unmanaged index that measures the performance of the 3,000 largest U.S. securities based on total market capitalization, and represents approximately 98% of the investable U.S. equity market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) GROWTH INDEX -- an unmanaged index that measures the performance of those securities in the Russell Midcap(R) Index with higher price-to-book ratios and higher forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) INDEX -- an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index and represents approximately 24% of the U.S. equity market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) VALUE INDEX -- an unmanaged index that measures the performance of those securities in the Russell Midcap(R) Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P 500 (1) INDEX -- an unmanaged index of 500 widely held common stocks. The S&P 500 covers 80% of the U.S. market and encompasses more than 100 different industry groups. It is not available for investment and does not reflect fees, brokerage commissions to other expenses of investing.

S&P MIDCAP 400 (1) INDEX -- an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. It represents about 7% of the U.S. market capitalization. The index is weighted by market value, is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P SMALLCAP 600 (1) INDEX -- an unmanaged index of 600 common stocks, weighted by market capitalization. The S&P SmallCap 600 represents 3% of U.S. market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SENIOR SECURITY -- a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.
SHORT-SELLING -- the practice of borrowing a security for commodity futures contract) from a broker and selling it, with the understanding that it must later be repurchased and returned to the broker. Short-selling (or "selling short") is a technique used by investors who try to profit from the falling price of a stock.

SYSTEMATIC ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.


U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

ZERO-COUPON BOND -- a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

(1)"Standard & Poor's", "S&P", "S&P 500", "Standard & Poor's 500", "500",
   "Standard & Poor's MidCap 400", "S&P MidCap 400", "Standard & Poor's SmallCap 600" and "S&P SmallCap 600" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Funds.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

COLUMBIA MANAGEMENT(R)

Where to find more information

You'll find more information about Columbia Funds Stock Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Columbia Funds:

By telephone:
1.800.345.6611

By mail:
COLUMBIA FUNDS
C/O COLUMBIA FUNDS SERVICES
P.O. BOX 8081
BOSTON, MA 02266-8081

On the Internet:
WWW.COLUMBIAFUNDS.COM

Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number: 811-09645
Columbia Funds Series Trust

INT-36/111272-0606

COLUMBIA MANAGEMENT.





                                    Government & Corporate
                                    Bond Funds
                                    Prospectus-- Class A, B and C Shares
                                    August 1, 2006



                                    Columbia Short Term Bond Fund

                                    Columbia Intermediate Core Bond Fund

                                    Columbia Total Return Bond Fund

                                    Columbia High Income Fund










                                    THE SECURITIES AND EXCHANGE COMMISSION (SEC)
                                    HAS NOT APPROVED OR DISAPPROVED THESE
                                    SECURITIES OR DETERMINED IF THIS PROSPECTUS
                                    IS TRUTHFUL OR COMPLETE.

                                    ANY REPRESENTATION TO THE CONTRARY IS A
                                    CRIMINAL OFFENSE.


-------------------------------------
NOT FDIC-INSURED      NOT BANK ISSUED
-------------------------------------
   NO BANK
  GUARANTEE           MAY LOSE VALUE
-------------------------------------

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE COLUMBIA FUNDS FAMILY (COLUMBIA FUNDS OR COLUMBIA FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 88.

YOUR INVESTMENT IN A FUND IS NOT A BANK DEPOSIT OR OTHER OBLIGATION OF, OR ISSUED OR ENDORSED OR GUARANTEED BY, BANK OF AMERICA, N.A. (BANK OF AMERICA) OR ANY OF ITS AFFILIATES. YOUR INVESTMENT IN A FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUNDS AND MAY BE COMPENSATED OR INCENTED IN CONNECTION WITH THE SALE OF THE FUNDS.

YOUR INVESTMENT IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL INVESTED. YOUR INVESTMENT MAY LOSE MONEY.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about Columbia Funds Government & Corporate Bond Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

ABOUT THE FUNDS

The Government & Corporate Bond Funds focus on the potential to earn income by investing primarily in fixed income securities.

Fixed income securities have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of fixed income securities. There's always a risk that you'll lose money or that you may not earn as much as you expect.

CHOOSING THE RIGHT FUNDS FOR YOU

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Government & Corporate Bond Funds may be suitable for you if:

  - you're looking for income

  - you have longer-term investment goals

They may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with fixed income securities

You'll find a discussion of each Fund's investment objective, principal investment strategies and risks in the Fund descriptions that start on page 5.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.345.6611 or contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

ON APRIL 4, 2006, THE BOARD OF COLUMBIA FUNDS SERIES TRUST, ON BEHALF OF THE FUNDS, APPROVED THE REORGANIZATION OF CERTAIN OF THE FUNDS INTO CORRESPONDING SERIES OF COLUMBIA FUNDS SERIES TRUST I. SPECIFICALLY, THE BOARD APPROVED THE REORGANIZATION OF COLUMBIA INTERMEDIATE CORE BOND FUND INTO COLUMBIA CORE BOND FUND. THE PRINCIPAL EFFECT OF THE REORGANIZATION WOULD BE TO CONVERT AN INVESTMENT IN A FUND THAT IS A SERIES OF COLUMBIA FUNDS SERIES TRUST INTO AN INVESTMENT IN A FUND THAT IS A SERIES OF COLUMBIA FUNDS SERIES TRUST I.

SHAREHOLDERS OF EACH FUND INVOLVED IN THE REORGANIZATION WILL BE ASKED TO CONSIDER AND VOTE ON AN AGREEMENT AND PLAN OF REORGANIZATION AT A SPECIAL SHAREHOLDER MEETING WHICH IS EXPECTED TO BE HELD IN EARLY SEPTEMBER 2006. IF SHAREHOLDER APPROVAL IS OBTAINED AND THE OTHER CONDITIONS TO THE REORGANIZATION ARE SATISFIED, IT IS ANTICIPATED THAT THE REORGANIZATION WILL TAKE PLACE IN MID TO LATE SEPTEMBER 2006. AT THAT TIME, CLASS A SHARES, CLASS B SHARES, CLASS C SHARES AND CLASS Z SHARES OF COLUMBIA INTERMEDIATE CORE BOND FUND WOULD BE EXCHANGED FOR SHARES OF EQUAL DOLLAR VALUE IN AN IDENTICAL SHARE CLASS OF COLUMBIA CORE BOND FUND.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

COLUMBIA MANAGEMENT ADVISORS, LLC (THE ADVISER) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND. THE ADVISER AND COLUMBIA FUNDS HAVE ENGAGED SUB-ADVISERS WHICH ARE RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR CERTAIN FUNDS.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE SUB-ADVISERS STARTING ON PAGE 35.

--------------------------------------------------------------------------------


COLUMBIA SHORT TERM BOND FUND                                    5
------------------------------------------------------------------
COLUMBIA INTERMEDIATE CORE BOND FUND                            12
------------------------------------------------------------------
COLUMBIA TOTAL RETURN BOND FUND                                 19
------------------------------------------------------------------
COLUMBIA HIGH INCOME FUND                                       26
Sub-adviser: MacKay Shields LLC
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     32
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       35

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Choosing a share class                                        39
     About Class A shares                                       42
        Front-end sales charge                                  42
        Contingent deferred sales charge                        43
     About Class B shares                                       44
        Contingent deferred sales charge                        44
     About Class C shares                                       46
        Contingent deferred sales charge                        46
     When you might not have to pay a sales charge              46
  Buying, selling and exchanging shares                         52
     How orders are processed                                   56
  How selling and servicing agents are paid                     62
  Distributions and taxes                                       65
  Legal matters                                                 68
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            69
------------------------------------------------------------------
HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION                 81
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   88
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

COLUMBIA SHORT TERM BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. LEONARD APLET AND RICHARD CUTTS OF THE ADVISER ARE THE PORTFOLIO MANAGERS THAT MAKE THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGERS ON PAGE 35.

WHAT ARE CORPORATE FIXED INCOME SECURITIES?

THIS FUND FOCUSES ON FIXED INCOME SECURITIES ISSUED BY CORPORATIONS. CORPORATE FIXED INCOME SECURITIES HAVE THE POTENTIAL TO PAY HIGHER INCOME THAN U.S. TREASURY SECURITIES WITH SIMILAR MATURITIES.

DURATION

DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income consistent with minimal fluctuations of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in bonds. The Fund normally invests at least 65% of its total assets in investment grade fixed income securities. A portfolio manager may choose unrated securities if the portfolio manager believes they are of comparable quality to investment grade securities at the time of investment.

The Fund may invest in:

  - corporate debt securities, including bonds, notes and debentures

  - mortgage-related securities issued by governments, their agencies or instrumentalities, or corporations

  - asset-backed securities

  - U.S. government obligations

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. The Fund may invest in private placements to seek to enhance its yield.

The Fund may also participate in mortgage dollar rolls up to the amount of allowable investments in mortgage-backed securities and limited to the Fund's current position in mortgage-backed securities. The Fund may roll all, a portion or none of its current position in mortgage-backed securities.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be three years or less, and its duration will be three years or less.

When selecting individual investments, the portfolio managers:

  - look at a fixed income security's potential to generate both income and price appreciation

  - allocate assets among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S. Treasury securities; asset-backed securities; and corporate securities, based on how they are expected to perform under current market conditions, and on how they have performed in the past. The portfolio managers may change the allocations when market conditions change

  - select securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio managers may invest in securities with lower credit ratings if they believe that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - try to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

  - try to manage risk by diversifying the Fund's investments in securities of many different issuers

The portfolio managers may sell a security when they believe the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Short Term Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the portfolio managers choose will not rise as high as they expect, or will fall.

      - U.S. GOVERNMENT OBLIGATIONS -- U.S. government obligations include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

      - MORTGAGE DOLLAR ROLLS -- Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase those or similar securities at a mutually agreed-upon future date and lower price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase the Fund's portfolio turnover rate.

      - MORTGAGE-BACKED OR MORTGAGE-RELATED SECURITIES -- The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields. Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association, Federal National Mortgage Association or Federal Home Loan Mortgage Corporation, but may also be issued or guaranteed by other private issuers. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer maturities tend to fall more in value when interest rates rise than fixed income securities with shorter maturities.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio managers use derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio managers are not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - ASSET-BACKED SECURITIES RISK -- Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               4.68%    5.82%    6.08%    3.00%    6.90%    8.45%    5.14%    1.86%    1.03%    1.74%



              *Year-to-date return as of June 30, 2006: 1.10%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 3RD QUARTER 2001:           3.32%
         WORST: 2ND QUARTER 2004:         -1.11%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the Merrill Lynch 1-3 Year Treasury Index, an index of U.S. Treasury bonds with maturities of one to three years. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                        1 YEAR   5 YEARS   10 YEARS
         CLASS A SHARES RETURNS BEFORE TAXES             0.72%    3.40%     4.34%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                -0.27%    2.19%     2.58%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES         0.46%    2.18%     2.60%



         CLASS B SHARES RETURNS BEFORE TAXES            -1.98%    2.82%     3.90%



         CLASS C SHARES RETURNS BEFORE TAXES            -0.01%    2.84%     3.86%



         MERRILL LYNCH 1-3 TREASURY INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR TAXES)       1.67%    3.67%     4.79%

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

CLASS B SHARES OF THIS FUND ARE ONLY AVAILABLE TO EXISTING SHAREHOLDERS FOR INVESTMENT.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class A, B and C shares can be found in the section HYPOTHETICAL INVESTMENT
                   AND EXPENSE INFORMATION.

         SHAREHOLDER FEES                            Class A      Class B      Class C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          1.00%         N/A          N/A



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                     1.00%(1)     3.00%(2)     1.00%(2)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees(5)                           0.44%        0.44%        0.44%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%(8)



         Other expenses(6)                            0.04%        0.04%        0.04%
                                                       -------      -------      -------



         Total annual Fund operating expenses         0.73%        1.48%        1.48%



         Fee waivers(7)                              (0.02)%      (0.02)%      (0.02)%
                                                       -------      -------      -------



         Total net expenses                           0.71%(8)     1.46%        1.46%(8)
                                                       =======      =======      =======

      (1)This charge applies to investors who buy $1 million or more of Class A shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge applies to investors who buy Class B shares on or after October 17, 2005 and decreases over time. This charge does not apply to any purchases made by shareholders that held Class B shares of the Fund prior to September 19, 2005. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund pays an investment advisory fee of 0.30% and an administration fee of 0.14%.

      (6)Other expenses have been restated to reflect contractual changes to the fees paid by the Fund for transfer agency services effective April 1, 2006.

      (7)The Fund's administrator shall waive a specified portion (0.02% of net assets) of the administration fees payable to it under the Administration Agreement.

      (8)Effective September 26, 2005 through September 25, 2006, the Fund's distributor has contractually agreed to waive 0.44% of distribution fees on Class C shares. If these fee waivers were reflected in the table, the distribution (12b-1) and shareholder servicing fees would be 0.56% for Class C shares and the total annual Fund operating expenses would be 1.02% for Class C shares. After September 25, 2006, these fee waivers may be removed or eliminated by the Fund's distributor at any time.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

        - Class B shares convert to Class A shares after you've owned them for eight years

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $172     $325      $496        $992



         CLASS B SHARES                          $449     $662      $802      $1,560



         CLASS C SHARES                          $249     $462      $802      $1,763

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $149     $462      $802      $1,560



         CLASS C SHARES                          $149     $462      $802      $1,763

COLUMBIA INTERMEDIATE CORE BOND FUND

--------------------------------------------------------------------------------

YOU'LL FIND IMPORTANT INFORMATION REGARDING THE PROPOSED REORGANIZATION OF THE FUND ON PAGE 3.

ABOUT THE ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER. BRIAN DRAINVILLE OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 35.

INTERMEDIATE-TERM SECURITIES

THE PORTFOLIO MANAGER FOCUSES ON FIXED INCOME SECURITIES WITH INTERMEDIATE TERMS. WHILE THESE SECURITIES GENERALLY WON'T EARN AS MUCH INCOME AS SECURITIES WITH LONGER TERMS, THEY TEND TO BE LESS SENSITIVE TO CHANGES IN INTEREST RATES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to obtain interest income and capital appreciation.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Columbia Intermediate Core Bond Master
                   Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in bonds. The Master Portfolio normally invests at least 65% of its assets in intermediate and longer-term fixed income securities that are rated investment grade. The Master Portfolio can invest up to 35% of its assets in mortgage-backed securities, including collateralized mortgage obligations
(CMOs), that are backed by the U.S. government, its agencies or instrumentalities, or corporations.

The Master Portfolio may also invest up to 10% of its assets in high yield debt securities and up to 20% of its assets in asset-backed securities.

The Master Portfolio may engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Master Portfolio may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. The Master Portfolio may invest in private placements to seek to enhance its yield.

The Master Portfolio may also participate in mortgage dollar rolls up to the amount of allowable investments in mortgage-backed securities and limited to the Master Portfolio's current position in mortgage-backed securities. The Master Portfolio may roll all, a portion or none of the Master Portfolio's current position in mortgage-backed securities.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Master Portfolio's average dollar-weighted maturity will be between three and six years.

When selecting individual investments, the portfolio manager:

  - looks at a fixed income security's potential to generate both income and price appreciation

  - allocates assets among U.S. corporate securities and mortgage-backed securities, based on how they are expected to perform under current market conditions, and on how they have performed in the past. The portfolio manager may change the allocations when market conditions change

  - selects securities using structure analysis, which evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

The portfolio manager may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Intermediate Core Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the portfolio manager chooses for the Master Portfolio will not rise as high as the portfolio manager expects, or will fall.

      - MORTGAGE DOLLAR ROLLS -- Mortgage dollar rolls are transactions in which the Master Portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase those or similar securities at a mutually agreed-upon future date and lower price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Master Portfolio's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities the Master Portfolio is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase the Master Portfolio's portfolio turnover rate.

      - MORTGAGE-BACKED OR MORTGAGE-RELATED SECURITIES -- The value of the Master Portfolio's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Master Portfolio may have to reinvest this money in mortgage-backed or other securities that have lower yields. Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association, Federal National Mortgage Association or Federal Home Loan Mortgage Corporation, but may also be issued or guaranteed by other private issuers. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.

      - ASSET-BACKED SECURITIES RISK -- Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Master Portfolio's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer maturities tend to fall more in value when interest rates rise than fixed income securities with shorter maturities.

--------------------------------------------------------------------------------



 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


      - CREDIT RISK -- The Master Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. The Master Portfolio may invest in some securities that are not rated investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Master Portfolio's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Master Portfolio. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               3.14%    6.54%    7.32%    0.38%    7.96%    8.23%    8.35%    3.03%    2.27%    0.95%



              *Year-to-date return as of June 30, 2006: -0.47%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 3RD QUARTER 2002:           4.28%
         WORST: 2ND QUARTER 2004:         -2.73%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the Lehman Brothers Intermediate Government/Credit Index (formerly called the Lehman Intermediate Government Credit Index), an unmanaged index of all publicly issued investment grade corporate, U.S. Treasury, and U.S. government and agency securities with maturities of 1 to 10 years. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                         10 YEARS/
                                                     1 YEAR   5 YEARS   LIFE OF FUND
         CLASS A SHARES RETURNS BEFORE TAXES         -2.28%    3.84%       4.43%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                             -3.42%    2.33%       2.46%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES     -1.49%    2.40%       2.56%



         CLASS B SHARES RETURNS BEFORE TAXES         -2.70%    3.75%       4.28%



         CLASS C SHARES RETURNS BEFORE TAXES         -0.68%    3.75%       4.99%*



         LEHMAN BROTHERS INTERMEDIATE
           GOVERNMENT/CREDIT INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR TAXES)    1.58%    5.50%       5.80%

      *THE INCEPTION DATES OF CLASS B SHARES AND CLASS C SHARES ARE OCTOBER 20,
       1999 AND NOVEMBER 20, 1996, RESPECTIVELY. THE RETURNS FOR THESE CLASSES ARE SHOWN FROM THEIR INCEPTION DATES. THE RETURN FOR THE INDEX SHOWN IS FROM DECEMBER 31, 1995.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class A, B and C shares can be found in the section HYPOTHETICAL INVESTMENT
                   AND EXPENSE INFORMATION.

         SHAREHOLDER FEES                            Class A      Class B      Class C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          3.25%         N/A          N/A



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                     1.00%(1)     3.00%(2)     1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)(5)



         Management fees(6)                           0.51%        0.51%        0.51%



         Distribution (12b-1) and shareholder
         servicing fees(7)                            0.25%        1.00%        1.00%



         Other expenses                               0.07%        0.07%        0.07%
                                                       -------      -------      -------



         Total annual Fund operating expenses(8)      0.83%        1.58%        1.58%
                                                       =======      =======      =======

      (1)This charge applies to investors who buy $1 million or more of Class A shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (6)The Fund pays an investment advisory fee of 0.38% and an administration fee of 0.13%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.40% for assets up to $500 million; 0.35% for assets in excess of $500 million and up to $1 billion; 0.32% for assets in excess of $1 billion and up to $1.5 billion; 0.29% for assets in excess of $1.5 billion and up to $3 billion; 0.28% for assets in excess of $3 billion and up to $6 billion; and 0.27% in excess of $6 billion.

      (7)Effective October 10, 2005 through October 9, 2006, the Fund's distributor has contractually agreed to waive 0.01% of shareholder servicing fees on Class A shares, and 0.06% of distribution fees on Class C shares. If these fee waivers were reflected in the table, the distribution (12b-1) and shareholder servicing fees would be 0.24% for Class A shares and 0.94% for Class C shares and the total annual Fund operating expenses would be 0.82% for Class A shares and 1.52% for Class C shares. After October 9, 2006, these fee waivers may be removed or eliminated by the Fund's distributor at any time.

      (8)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 1.06%, 1.81% and 1.81%, respectively, for Class A, Class B and Class C shares until July 31, 2007. There is no guarantee that these waivers or limitations will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed under the limitations for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - Class B shares convert to Class A shares after you've owned them for eight years

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $407     $581      $771      $1,317



         CLASS B SHARES                          $461     $699      $860      $1,677



         CLASS C SHARES                          $261     $499      $860      $1,878

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $161     $499      $860      $1,677



         CLASS C SHARES                          $161     $499      $860      $1,878

COLUMBIA TOTAL RETURN BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. LEONARD APLET, KEVIN CRONK, BRIAN DRAINVILLE, THOMAS LAPOINTE, LAURA OSTRANDER AND MARIE SCHOFIELD OF THE ADVISER ARE THE PORTFOLIO MANAGERS THAT MAKE THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGERS ON PAGE 35.

MORE INVESTMENT OPPORTUNITIES

THIS FUND CAN INVEST IN A WIDE RANGE OF FIXED INCOME SECURITIES. THIS ALLOWS THE PORTFOLIO MANAGERS TO FOCUS ON SECURITIES THAT OFFER THE POTENTIAL FOR HIGHER RETURNS.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks total return by investing in investment grade fixed income securities.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in bonds. The Fund normally invests at least 65% of its assets in investment grade fixed income securities. A portfolio manager may choose unrated securities if the portfolio manager believes they are of comparable quality to investment grade securities at the time of investment.

The Fund may invest in:

  - corporate debt securities, including bonds, notes and debentures

  - U.S. government obligations

  - foreign debt securities denominated in U.S. dollars

  - mortgage-related securities issued by governments, their agencies or instrumentalities, or corporations

  - asset-backed securities

  - municipal securities

The Fund may invest up to 10% of its total assets in high yield debt securities. The Fund also may invest up to 10% of its total assets in non-US dollar denominated foreign debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. The Fund may invest in private placements to seek to enhance its yield.

The Fund may also participate in mortgage dollar rolls up to the amount of allowable investments in mortgage-backed securities and limited to the Fund's current position in mortgage-backed securities. The Fund may roll all, a portion or none of the Fund's current position in mortgage-backed securities.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be 10 years or less and will never be more than 15 years.

When selecting individual investments, the portfolio managers:

  - look at a fixed income security's potential to generate both income and price appreciation

  - allocate assets primarily among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S. Treasury securities; and corporate securities, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio managers may change the allocations when market conditions change

  - select securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio managers may invest in securities with lower credit ratings if they believe that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - try to manage risk by diversifying the Fund's investments in securities of many different issuers

The portfolio managers may sell a security when they believe the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Total Return Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the portfolio managers choose will not rise as high as they expect, or will fall.

      - U.S. GOVERNMENT OBLIGATIONS -- U.S. government obligations include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

      - MORTGAGE DOLLAR ROLLS -- Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase those or similar securities at a mutually agreed-upon future date and lower price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase the Fund's portfolio turnover rate.

      - MORTGAGE-BACKED OR MORTGAGE-RELATED SECURITIES -- The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields. Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association, Federal National Mortgage Association or Federal Home Loan Mortgage Corporation, but may also be issued or guaranteed by other private issuers. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer maturities tend to fall more in value when interest rates rise than fixed income securities with shorter maturities.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio managers use derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio managers are not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - ASSET-BACKED SECURITIES RISK -- Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds or other credit enhancements.

      - INVESTMENT IN ANOTHER COLUMBIA FUND -- The Fund may invest in Columbia Convertible Securities Fund. The Adviser and its affiliates are entitled to receive fees from Columbia Convertible Securities Fund for providing advisory and other services, in addition to the fees which they are entitled to receive from Columbia Total Return Bond Fund for services provided directly. Accordingly, shareholders may pay additional fees, unless such fees are waived because of the Fund's investment in another Fund. The Adviser and its affiliates may waive fees which they are entitled to receive from Columbia Convertible Securities Fund, or also Columbia Total Return Bond Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               1.92%    8.26%    6.94%   -1.45%    9.83%    7.60%    7.10%    4.64%    4.62%    1.68%



              *Year-to-date return as of June 30, 2006: -0.75%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 3RD QUARTER 2001:           3.80%
         WORST: 2ND QUARTER 2004:         -2.51%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period of the Lehman Brothers U.S. Aggregate Index, an unmanaged index made up of the Lehman Brothers U.S. Government/Credit Index, Lehman Brothers Mortgage-Backed Securities Index, Lehman Brothers Asset-Backed Securities Index and Lehman Brothers Commercial Mortgage-Backed Securities Index. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                        1 YEAR   5 YEARS   10 YEARS
         CLASS A SHARES RETURNS BEFORE TAXES            -1.58%    4.42%     4.71%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                -2.94%    2.62%     2.56%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES        -0.99%    2.69%     2.67%



         CLASS B SHARES RETURNS BEFORE TAXES            -1.90%    4.34%     4.37%



         CLASS C SHARES RETURNS BEFORE TAXES            -0.05%    4.32%     4.38%



         LEHMAN BROTHERS U.S. AGGREGATE INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES
           OR TAXES)                                     2.43%    5.87%     6.16%

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class A, B and C shares can be found in the section HYPOTHETICAL INVESTMENT
                   AND EXPENSE INFORMATION.

         SHAREHOLDER FEES                            Class A      Class B      Class C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price           3.25%        N/A          N/A



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                     1.00%(1)      3.00%(2)     1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees(5)                            0.49%        0.49%        0.49%



         Distribution (12b-1) and shareholder
         servicing fees                                0.25%        1.00%        1.00%



         Other expenses(6)                             0.04%        0.04%        0.04%
                                                      ------       ------       ------



         Total annual Fund operating expenses(7)       0.78%        1.53%        1.53%
                                                      ======       ======       ======

      (1)This charge applies to investors who buy $1 million or more of Class A shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund pays an investment advisory fee of 0.34% and an administration fee of 0.15%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.40% for assets up to $500 million; 0.35% for assets in excess of $500 million and up to $1 billion; 0.32% for assets in excess of $1 billion and up to $1.5 billion; and 0.29% for assets in excess of $1.5 billion and up to $3 billion; 0.28% for assets in excess of $3 billion and up to $6 billion; and 0.27% in excess of $6 billion.

      (6)Other expenses have been restated to reflect contractual changes to the fees paid by the Fund for transfer agency services effective April 1, 2006.

      (7)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 0.85%, 1.60% and 1.60%, respectively, for Class A, Class B and Class C shares until July 31, 2007. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - Class B shares convert to Class A shares after you've owned them for eight years

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $402     $566      $744      $1,260



         CLASS B SHARES                          $456     $683      $834      $1,621



         CLASS C SHARES                          $256     $483      $834      $1,824

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $156     $483      $834      $1,621



         CLASS C SHARES                          $156     $483      $834      $1,824

COLUMBIA HIGH INCOME FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MACKAY SHIELDS LLC (MACKAY SHIELDS) IS ITS SUB-ADVISER. MACKAY SHIELDS' HIGH YIELD PORTFOLIO MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MACKAY SHIELDS AND ITS HIGH YIELD PORTFOLIO MANAGEMENT TEAM ON PAGE 37.

HIGH YIELD DEBT SECURITIES

THIS FUND INVESTS PRIMARILY IN HIGH YIELD DEBT SECURITIES, WHICH ARE OFTEN REFERRED TO AS "JUNK BONDS." HIGH YIELD DEBT SECURITIES OFFER THE POTENTIAL FOR HIGHER INCOME THAN OTHER KINDS OF DEBT SECURITIES WITH SIMILAR MATURITIES, BUT THEY ALSO HAVE HIGHER CREDIT RISK.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks maximum income by investing in a diversified portfolio of high yield debt securities.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Columbia High Income Master Portfolio (the
                   Master Portfolio). The Master Portfolio has the same investment objective as the
                   Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in domestic and foreign corporate high yield debt securities. These securities are not rated investment grade, but generally will be rated "BB" or "B" by Standard & Poor's Corporation. The team may choose unrated securities if it believes they are of comparable quality at the time of investment. The portfolio is not managed to a specific duration. Its duration will generally track the CSFB High Yield Index.

The Master Portfolio invests primarily in:

  - domestic corporate high yield debt securities, including private placements

  - U.S. dollar-denominated foreign corporate high yield debt securities, including private placements

  - zero-coupon bonds

  - U.S. government obligations

  - equity securities (up to 20% of its assets), which may include convertible securities

The Master Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

When selecting investments for the portfolio, the team:

  - focuses on individual security selection ("bottom-up" analysis)

  - uses fundamental credit analysis

  - emphasizes current income while attempting to minimize risk to principal

  - seeks to identify a catalyst for capital appreciation such as an operational or financial restructuring

  - tries to manage risk by diversifying the Master Portfolio's investments across securities of many different issuers

The team may sell a security when its market price rises above the target price the team has set, if it believes there has been a deterioration in an issuer's fundamentals, such as earnings, sales or management, or an issuer's credit quality, or to maintain portfolio diversification, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia High Income Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

      - CREDIT RISK -- The types of securities in which the Master Portfolio typically invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer maturities tend to fall more in value when interest rates rise than fixed income securities with shorter maturities.

      - LIQUIDITY RISK -- There is a risk that a security held by the Master Portfolio cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

      - FOREIGN INVESTMENT RISK -- Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interest of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----
               8.28%    1.92%   31.14%   11.80%    1.66%



              *Year-to-date return as of June 30, 2006: 3.28%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:          10.32%
         WORST: 3RD QUARTER 2002:         -5.90%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the CSFB High Yield Index, an unmanaged index that mirrors the high yield debt market. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                             LIFE OF
                                                          1 YEAR   5 YEARS    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES              -3.17%    9.39%     7.59%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                  -6.11%    5.64%     3.80%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES          -1.61%    5.82%     4.17%



         CLASS B SHARES RETURNS BEFORE TAXES              -3.68%    9.40%     7.60%



         CLASS C SHARES RETURNS BEFORE TAXES               0.10%    9.66%     7.72%



         CSFB HIGH YIELD INDEX (REFLECTS NO DEDUCTIONS
           FOR FEES, EXPENSES OR TAXES)                    2.26%    9.83%     7.34%

      *THE INCEPTION DATES OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       ARE FEBRUARY 14, 2000, FEBRUARY 17, 2000 AND MARCH 8, 2000, RESPECTIVELY. THE RETURN FOR THE INDEX SHOWN IS FROM JANUARY 31, 2000.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class A, B and C shares can be found in the section HYPOTHETICAL INVESTMENT
                   AND EXPENSE INFORMATION.

         SHAREHOLDER FEES                                Class A   Class B   Class C
         (Fees paid directly from your investment)       Shares    Shares    Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price              4.75%      N/A       N/A



         Maximum deferred sales charge (load) as a % of
         the lower of the original purchase price or
         net asset value                                 1.00%(1)  5.00%(2)  1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)(5)



         Management fees(6)                               0.76%     0.76%     0.76%



         Distribution (12b-1) and shareholder servicing
         fees                                             0.25%     1.00%     1.00%



         Other expenses(7)                                0.07%     0.07%     0.07%
                                                           -----     -----     -----



         Total annual Fund operating expenses(8)          1.08%     1.83%     1.83%
                                                           =====     =====     =====

      (1)This charge applies to investors who buy $1 million or more of Class A shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (6)The Fund pays an investment advisory fee of 0.53% and an administration fee of 0.23%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.55% for assets up to $500 million; 0.52% for assets in excess of $500 million and up to $1 billion; 0.49% for assets in excess of $1 billion and up to $1.5 billion; and 0.46% for assets in excess of $1.5 billion.

      (7)The Fund's transfer agent has voluntarily agreed to waive a portion of its fees for accounts other than omnibus accounts, so that transfer agent fees (exclusive of out-of-pocket expenses) will not exceed 0.02% annually. The Fund's transfer agent, at its discretion, may revise or discontinue this arrangement at any time.

      (8)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 1.18%, 1.93% and 1.93%, respectively, for Class A, Class B and Class C shares until July 31, 2007. There is no guarantee that these limitations will continue after July 31, 2007.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - Class B shares convert to Class A shares after you've owned them for eight years

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $580     $802     $1,042     $1,730



         CLASS B SHARES                          $686     $876     $1,190     $1,951



         CLASS C SHARES                          $286     $576       $990     $2,148

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $186     $576       $990     $1,951



         CLASS C SHARES                          $186     $576       $990     $2,148

Other important information

(LINE GRAPH GRAPHIC)

You'll find specific information about each Fund's investment objective, principal investment strategies and risks in the descriptions starting on page
5. The following are some other risks and information you should consider before you invest:

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Any Fund with an 80% Policy may change it without shareholder approval by giving shareholders at least 60 days' notice. Other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund that is not already in feeder fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund it will have the additional risks of investing in a master portfolio.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio manager or portfolio management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      - INVESTMENT IN COLUMBIA MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Funds may invest their assets in the Columbia Money Market Funds. The Adviser and its affiliates are entitled to receive fees from the Columbia Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. The Adviser may waive fees which it is entitled to receive from either the Columbia Money Market Funds or the Funds.

      - FOREIGN INVESTMENT RISK -- Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If a

        Fund invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to foreign investments.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

      - SECURITIES LENDING PROGRAM -- A Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned. It is possible that some of the approved broker-dealers or other financial institutions involved in the loans may be affiliates of Bank of America.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, distribution, administration, shareholder servicing, transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Columbia Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Columbia Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI and on the Columbia Funds' website. In addition, a complete list of each Fund's portfolio holdings for each calendar quarter will be available on the Columbia Funds website at www.columbiafunds.com under Fund Portfolio Data, 60 calendar days following each quarter-end and will remain posted on the website until the Fund files its next Form N-CSR or Form N-Q.

      - PORTFOLIO TURNOVER -- A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxable to individual shareholders at higher rates than long-term capital gains for federal income tax purposes. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. You'll find the portfolio turnover rates for each Fund in FINANCIAL HIGHLIGHTS or in the Funds' annual report.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- Each Fund may incur significant transaction costs that are in addition to the total annual Fund operating expenses disclosed in the fee tables. These transaction costs are made up of all the costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Fund's transaction costs are not.

How the Funds are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER (COLUMBIA MANAGEMENT ADVISORS, LLC) AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 100 mutual fund portfolios in the Columbia Funds Family, including the Funds described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities and money market instruments. The Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions.

Columbia Management currently has approximately $312 billion in assets under management, which consists of assets under the discretionary management of both the Adviser and Columbia Wanger Asset Management, L.P.

The table below tells you which portfolio managers are responsible for making the day-to-day investment decisions for each Fund. The professional biographies of the portfolio managers follow the table. The SAI provides additional information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

FUND                                   PORTFOLIO MANAGERS
COLUMBIA SHORT TERM BOND FUND          LEONARD APLET, RICHARD CUTTS

COLUMBIA INTERMEDIATE CORE BOND        BRIAN DRAINVILLE
  FUND(1)

COLUMBIA TOTAL RETURN BOND FUND        LEONARD APLET, KEVIN CRONK, BRIAN
                                       DRAINVILLE, THOMAS LAPOINTE, LAURA
                                       OSTRANDER, MARIE SCHOFIELD

(1)COLUMBIA INTERMEDIATE CORE BOND FUND DOESN'T HAVE ITS OWN INVESTMENT ADVISER BECAUSE IT INVESTS IN COLUMBIA INTERMEDIATE CORE BOND MASTER PORTFOLIO. THE ADVISER IS THE INVESTMENT ADVISER TO THE MASTER PORTFOLIO.

                                                    BUSINESS EXPERIENCE
  PORTFOLIO MANAGER    LENGTH OF SERVICE WITH FUND  DURING PAST FIVE YEARS
  LEONARD APLET        COLUMBIA SHORT TERM BOND     COLUMBIA MANAGEMENT --
                       FUND SINCE OCTOBER 2004      PORTFOLIO MANAGER SINCE 1987
                       COLUMBIA TOTAL RETURN BOND
                       FUND SINCE OCTOBER 2004



  KEVIN CRONK          COLUMBIA TOTAL RETURN BOND   COLUMBIA MANAGEMENT --
                       FUND SINCE NOVEMBER 2004     PORTFOLIO MANAGER SINCE 1999



  RICHARD CUTTS        COLUMBIA SHORT TERM BOND     COLUMBIA MANAGEMENT --
                       FUND SINCE NOVEMBER 2004     PORTFOLIO MANAGER SINCE 1994



  BRIAN DRAINVILLE     COLUMBIA INTERMEDIATE CORE   COLUMBIA MANAGEMENT --
                       BOND FUND SINCE NOVEMBER     PORTFOLIO MANAGER SINCE 1996
                       2004
                       COLUMBIA TOTAL RETURN BOND
                       FUND SINCE MARCH 2005



  THOMAS LAPOINTE      COLUMBIA TOTAL RETURN BOND   COLUMBIA MANAGEMENT --
                       FUND SINCE MARCH 2005        PORTFOLIO MANAGER SINCE 1999



  LAURA OSTRANDER      COLUMBIA TOTAL RETURN BOND   COLUMBIA MANAGEMENT --
                       FUND SINCE NOVEMBER 2004     PORTFOLIO MANAGER SINCE 1996



  MARIE SCHOFIELD      COLUMBIA TOTAL RETURN BOND   COLUMBIA MANAGEMENT --
                       FUND SINCE NOVEMBER 2004     PORTFOLIO MANAGER SINCE 1990




Columbia Funds pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. The Adviser uses part of this money to pay the investment sub-adviser for the services it provides to certain Funds.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with the Adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

The Adviser has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2007. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that the Adviser will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees the Adviser can receive, along with the actual advisory fees the Adviser and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements. Certain Funds have a breakpoint schedule for their advisory fees. Please refer to the fee tables of the Funds for the specifics of any applicable breakpoint schedule.

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  COLUMBIA SHORT TERM BOND FUND                               0.30%        0.30%



  COLUMBIA INTERMEDIATE CORE BOND FUND(1)                     0.40%        0.38%



  COLUMBIA TOTAL RETURN BOND FUND                             0.40%        0.34%



  COLUMBIA HIGH INCOME FUND(1)                                0.55%        0.53%

(1)THESE FUNDS DON'T HAVE THEIR OWN INVESTMENT ADVISER BECAUSE THEY INVEST IN COLUMBIA INTERMEDIATE CORE BOND MASTER PORTFOLIO AND COLUMBIA HIGH INCOME MASTER PORTFOLIO, RESPECTIVELY. THE ADVISER EARNS ITS FEE AS THE INVESTMENT ADVISER TO THE MASTER PORTFOLIOS.

INVESTMENT SUB-ADVISERS

Columbia Funds and the Adviser engage one or more investment sub-advisers for certain Funds to make day-to-day investment decisions for the Fund. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and the Funds have applied for relief from the SEC to permit the Funds to act on many of the Adviser's recommendations with approval only by the Board and not by Fund shareholders. The Adviser or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

A discussion regarding the basis for the Board of Trustees approving the investment sub-advisory agreement with each sub-adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

Columbia Funds and the Adviser have engaged the following investment sub-adviser to provide day-to-day portfolio management for certain Funds. This sub-adviser functions under the supervision of the Adviser and the Board of Columbia Funds.

Information about the sub-adviser and the team members of the sub-adviser that are responsible for the day-to-day investment decisions for the Funds is provided below. The SAI provides additional information about the compensation of these team members, other accounts managed by the team members and the team members' ownership of securities in the Funds.

--------------------------------------------------------------------------------

MACKAY SHIELDS LLC

9 WEST 57TH STREET
NEW YORK, NEW YORK 10019

--------------------------------------------------------------------------------


MACKAY SHIELDS LLC


Founded in 1938, MacKay Shields is an independently-managed, wholly-owned subsidiary of New York Life Insurance Company. MacKay Shields currently has approximately $38 billion in assets under management.


MacKay Shields' High Yield Portfolio Management Team is responsible for making the day-to-day decisions for Columbia High Income Fund. J. Matthew Philo is the lead portfolio manager responsible for making the day-to-day investment decisions for the Fund and has been a portfolio manager for the Fund since its inception.

J. MATTHEW PHILO, CFA is a Senior Managing Director of MacKay Shields and is a Portfolio Manager/Research Analyst on the High Yield Portfolio Management Team. Mr. Philo was promoted to Senior Managing Director in the fourth quarter of 2004 and promoted to Managing Director in the first quarter of 2000. Mr. Philo joined MacKay Shields in 1996 from Thorsell, Parker Partners Inc., where he was an analyst and portfolio manager focusing on mid-cap companies. He was previously with Moran Asset Management as an equity portfolio manager and analyst. Mr. Philo became a holder of the Chartered Financial Analyst designation in 1993. He received a BA in Economics from the State University of New York at Albany and a MBA in Finance from New York University. Mr. Philo has been in the investment management and research industry since 1984.

OTHER SERVICE PROVIDERS

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02111-2621

--------------------------------------------------------------------------------


The Funds are distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer and an indirect, wholly-owned subsidiary of Bank of America Corporation. The Distributor may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------


Columbia Management Advisors, LLC is the administrator of the Funds (Administrator), and is responsible for overseeing the administrative operations of the Funds. Columbia Short Term Bond Fund pays the Administrator a fee of 0.14% for its services, plus certain out-of-pocket expenses. Columbia Total Return Bond Fund pays the Administrator a fee of 0.15% for its services, plus certain out-of-pocket expenses, Columbia Intermediate Core Bond Fund pays the Administrator a fee of 0.13% for its services, plus certain out-of-pocket expenses. Columbia High Income Fund pays the Administrator a fee of 0.23%(*) for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.

(*)This amount represents the combined administration fee paid by the Fund and its Master Portfolio.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc. is the transfer agent for the Funds' shares (Transfer Agent), and is an indirect, wholly-owned subsidiary of Bank of America Corporation. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Choosing a share class

(ABC SHARES GRAPHIC)

--------------------------------------------------------------------------------

WE'VE USED THE TERM INVESTMENT PROFESSIONAL TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING SHARES OF THE COLUMBIA FUNDS. SELLING AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.




 FOR MORE INFORMATION ABOUT HOW TO CHOOSE A SHARE CLASS, CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL US AT 1.800.345.6611.




 BEFORE YOU INVEST, PLEASE NOTE THAT OVER TIME, DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES WILL INCREASE THE COST OF YOUR INVESTMENT, AND MAY COST YOU MORE THAN ANY SALES CHARGES YOU MAY PAY. FOR MORE INFORMATION, SEE HOW SELLING AND SERVICING AGENTS ARE PAID.

--------------------------------------------------------------------------------


Before you can invest in the Funds, you'll need to choose a share class. There are three classes of shares of each Fund offered by this prospectus except Columbia Short Term Bond Fund, which doesn't offer Class B shares to new investors. Each class has its own sales charges and fees. In certain circumstances, these sales charges and fees may be reduced or waived, as described below and in the SAI. The table below compares the charges and fees and other features of the share classes.

                                            COLUMBIA INTERMEDIATE
                               COLUMBIA        CORE BOND FUND,         COLUMBIA
                              SHORT TERM    COLUMBIA TOTAL RETURN     HIGH INCOME
 CLASS A SHARES               BOND FUND           BOND FUND              FUND
 MAXIMUM AMOUNT YOU CAN
 BUY                           NO LIMIT            NO LIMIT            NO LIMIT



 MAXIMUM FRONT-END SALES
 CHARGE                         1.00%               3.25%                4.75%



 MAXIMUM DEFERRED SALES
 CHARGE                        1.00%(1)              NONE                NONE



 MAXIMUM ANNUAL                 0.25%               0.25%                0.25%
 DISTRIBUTION AND            DISTRIBUTION        DISTRIBUTION        DISTRIBUTION
 SHAREHOLDER SERVICING FEES    (12B-1)/            (12B-1)/            (12B-1)/
                               SERVICE           SERVICE FEE          SERVICE FEE
                                FEE(2)



 CONVERSION FEATURE              NONE                NONE                NONE

(1)This charge applies to investors who buy $1 million or more of Class A shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(2)Columbia Short Term Bond Fund pays this fee under a separate servicing plan.

                                            COLUMBIA INTERMEDIATE
                            COLUMBIA           CORE BOND FUND,           COLUMBIA
                           SHORT TERM       COLUMBIA TOTAL RETURN       HIGH INCOME
 CLASS B SHARES             BOND FUND             BOND FUND                FUND
 MAXIMUM AMOUNT YOU
 CAN BUY                  UP TO $50,000         UP TO $50,000          UP TO $50,000



 MAXIMUM FRONT-END
 SALES CHARGE                 NONE                   NONE                  NONE



 MAXIMUM DEFERRED
 SALES CHARGE               3.00%(1)               3.00%(1)              5.00%(1)



 REDEMPTION FEE               NONE                   NONE                  NONE



 MAXIMUM ANNUAL               0.75%                 0.75%                  0.75%
 DISTRIBUTION AND         DISTRIBUTION           DISTRIBUTION          DISTRIBUTION
 SHAREHOLDER SERVICING   (12B-1) FEE AND       (12B-1) FEE AND        (12B-1) FEE AND
 FEES                   0.25% SERVICE FEE     0.25% SERVICE FEE      0.25% SERVICE FEE



 CONVERSION FEATURE            YES                   YES                    YES

(1)This charge decreases over time. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

                                            COLUMBIA INTERMEDIATE
                            COLUMBIA           CORE BOND FUND,           COLUMBIA
                           SHORT TERM       COLUMBIA TOTAL RETURN       HIGH INCOME
 CLASS C SHARES             BOND FUND             BOND FUND                FUND
 MAXIMUM AMOUNT YOU
 CAN BUY                UP TO $1 MILLION       UP TO $1 MILLION      UP TO $1 MILLION



 MAXIMUM FRONT-END
 SALES CHARGE                 NONE                   NONE                  NONE



 MAXIMUM DEFERRED
 SALES CHARGE(1)              1.00%                 1.00%                  1.00%



 REDEMPTION FEE               NONE                   NONE                  NONE



 MAXIMUM ANNUAL               0.75%                 0.75%                  0.75%
 DISTRIBUTION AND         DISTRIBUTION           DISTRIBUTION          DISTRIBUTION
 SHAREHOLDER SERVICING   (12B-1) FEE AND       (12B-1) FEE AND        (12B-1) FEE AND
 FEES                   0.25% SERVICE FEE     0.25% SERVICE FEE      0.25% SERVICE FEE



 CONVERSION FEATURE           NONE                   NONE                  NONE

(1)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge, if any.

The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies, and when you're required to pay the charge. You should think about these things carefully before you invest.

Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made.

Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

Class A shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Funds, unless you qualify for a waiver or reduction of the sales charge. However, Class A shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Class B and Class C shares. This means that Class A shares can be expected to pay relatively higher distributions per share.

Class B shares have limits on how much you can invest. When you buy Class B or Class C shares, the full amount is invested in the Funds. However, you may pay a CDSC when you sell your shares. Over time, Class B and Class C shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Class A shares. Although the full amount of your purchase is invested in the Funds, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Class B and Class C shares. You should also consider the conversion feature for Class B shares, which is described in ABOUT CLASS B SHARES.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(A SHARE GRAPHIC)  ABOUT CLASS A SHARES

      There is no limit to the amount you can invest in Class A shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. Shares you purchase with reinvested distributions are not subject to a sales charge. To determine the sales charge you pay on additional investments in Class A shares, we will add the amount of your additional investment to the current value of your account and base the sales charge on that total amount.

      FRONT-END SALES CHARGE



      You'll pay a front-end sales charge when you buy Class A shares, unless:

        - you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section, WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- FRONT END SALES CHARGES

        - you received the shares from reinvested distributions

      The sales charge you'll pay depends on the Fund you're buying and the amount you're investing -- generally, the larger the investment, the smaller the percentage sales charge.

      COLUMBIA SHORT TERM BOND FUND




                                                                              AMOUNT
                                                                             RETAINED
                                                        SALES CHARGE(1)     BY SELLING
                                      SALES CHARGE(1)    AS A % OF THE        AGENTS
                                       AS A % OF THE      NET AMOUNT      AS A % OF THE
           AMOUNT YOU BOUGHT          OFFERING PRICE       INVESTED       OFFERING PRICE
           $0 - $99,999                   1.00%             1.01%             0.75%



           $100,000 - $249,999            0.75%             0.76%             0.50%



           $250,000 - $999,999            0.50%             0.50%             0.40%



           $1,000,000 OR MORE             0.00%             0.00%           1.00%(2)

      COLUMBIA INTERMEDIATE CORE BOND FUND
      COLUMBIA TOTAL RETURN BOND FUND




                                                                              AMOUNT
                                                                             RETAINED
                                                        SALES CHARGE(1)     BY SELLING
                                      SALES CHARGE(1)    AS A % OF THE        AGENTS
                                       AS A % OF THE      NET AMOUNT      AS A % OF THE
           AMOUNT YOU BOUGHT          OFFERING PRICE       INVESTED       OFFERING PRICE
           $0 - $99,999                   3.25%             3.36%             3.00%



           $100,000 - $249,999            2.50%             2.56%             2.25%



           $250,000 - $499,999            2.00%             2.04%             1.75%



           $500,000 - $999,999            1.50%             1.53%             1.25%



           $1,000,000 OR MORE             0.00%             0.00%           1.00%(2)

      COLUMBIA HIGH INCOME FUND




                                                                              AMOUNT
                                                                             RETAINED
                                                        SALES CHARGE(1)     BY SELLING
                                      SALES CHARGE(1)    AS A % OF THE        AGENTS
                                       AS A % OF THE      NET AMOUNT      AS A % OF THE
           AMOUNT YOU BOUGHT          OFFERING PRICE       INVESTED       OFFERING PRICE
           $0 - $49,999                   4.75%             4.99%             4.25%



           $50,000 - $99,999              4.50%             4.71%             4.00%



           $100,000 - $249,999            3.50%             3.63%             3.00%



           $250,000 - $499,999            2.50%             2.56%             2.25%



           $500,000 - $999,999            2.00%             2.04%             1.75%



           $1,000,000 OR MORE             0.00%             0.00%           1.00%(2)

      (1)The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge in the table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and of your net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

      (2)1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25% on amounts over $50,000,000. The Distributor pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within twelve months from the time they were bought. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      CONTINGENT DEFERRED SALES CHARGE



      Class A shares bought without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1% CDSC if the shares are sold within 12 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million (but less than $50 million) are subject to a CDSC if redeemed within 12 months of the date of purchase. The 12 months begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee based program.

      You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

--------------------------------------------------------------------------------

CLASS B SHARES ARE NOT INTENDED FOR PURCHASE OF $50,000 OR MORE. YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR ENSURING THAT YOUR INVESTMENT IN CLASS B SHARES DOES NOT REACH THE $50,000 MAXIMUM, AND COLUMBIA FUNDS CANNOT ENSURE THAT IT WILL IDENTIFY PURCHASE ORDERS THAT WOULD CAUSE YOUR INVESTMENT IN CLASS B SHARES TO REACH THE MAXIMUM ALLOWED AMOUNT.

--------------------------------------------------------------------------------


(B SHARES GRAPHIC) ABOUT CLASS B SHARES

      Purchases up to $50,000 are allowed in Class B shares assuming the combined value of the customer's total assets in the Columbia Funds does not reach $50,000. Purchases in Class B shares that bring the combined value of a customer's total assets to $50,000 or above will be rejected. A customer's total assets may include accounts for immediate family members. Group Plan accounts are valued at the plan level.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC when you sell your Class B shares, unless:

        - you held shares of Columbia Short Term Bond Fund prior to September 19, 2005

        - you became a shareholder of Columbia Short Term Bond Fund on or after September 19, 2005 but purchased your shares prior to October 17, 2005

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- CONTINGENT DEFERRED SALES CHARGES

      The CDSC you pay depends on how long you held your shares.

      COLUMBIA SHORT TERM BOND FUND
      COLUMBIA INTERMEDIATE CORE BOND FUND
      COLUMBIA TOTAL RETURN BOND FUND




         IF YOU SELL YOUR SHARES
         DURING THE FOLLOWING YEAR:                                    YOU'LL PAY A CDSC OF:
         THE FIRST YEAR YOU OWN THEM                                            3.0%



         THE SECOND YEAR YOU OWN THEM                                           3.0%



         THE THIRD YEAR YOU OWN THEM                                            2.0%



         THE FOURTH YEAR YOU OWN THEM                                           1.0%



         AFTER FOUR YEARS OF OWNING THEM                                        NONE

      COLUMBIA HIGH INCOME FUND




         IF YOU SELL YOUR SHARES
         DURING THE FOLLOWING YEAR:                                    YOU'LL PAY A CDSC OF:
         THE FIRST YEAR YOU OWN THEM                                            5.0%



         THE SECOND YEAR YOU OWN THEM                                           4.0%



         THE THIRD YEAR YOU OWN THEM                                            3.0%



         THE FOURTH YEAR YOU OWN THEM                                           3.0%



         THE FIFTH YEAR YOU OWN THEM                                            2.0%



         THE SIXTH YEAR YOU OWN THEM                                            1.0%



         AFTER SIX YEARS OF OWNING THEM                                         NONE

      Certain investments in Class B shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

      Your selling agent receives compensation when you buy Class B shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      ABOUT THE CONVERSION FEATURE



      Class B shares convert automatically to Class A shares after you've owned them for eight years.

      The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase total returns.

      Here's how the conversion works:

        - Shares are converted on or about the 15(th) day of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

        - You'll receive the same dollar value of Class A shares as the Class B shares that were converted. No sales charge or other charges apply.

        - Class B shares that you received from an exchange of Class B shares of another Columbia Fund will convert based on the day you bought the original shares.

        - Conversions are free from federal income tax.


(C SHARES GRAPHIC) ABOUT CLASS C SHARES

      There is a $1 million limit to the amount you can purchase in Class C shares. You don't pay a sales charge when you buy Class C shares, but you may pay a CDSC when you sell them. Purchases of $1 million or more will be rejected.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC of 1.00% when you sell Class C shares within one year of buying them, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- CONTINGENT DEFERRED SALES CHARGES

      Certain investments in Class C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

      Your selling agent receives compensation when you buy Class C shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

--------------------------------------------------------------------------------

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF SALES CHARGES.

YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR NOTIFYING COLUMBIA FUNDS THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE BUYING OR SELLING SHARES.

WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

--------------------------------------------------------------------------------


WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE

You may be eligible for a waived or reduced front-end sales charge (often referred to as a "breakpoint discount"), or CDSC. Restrictions may apply to certain accounts and certain transactions. Information about these reductions and waivers is provided below and may also be discussed in the SAI, which is available at www.columbiafunds.com. Please contact your investment professional or contact Columbia Funds at 1.800.345.6611 to determine whether you qualify for a reduction or waiver of these charges.

The types of accounts that may be aggregated to obtain one of the breakpoint discounts described below include individual accounts, joint accounts, certain IRA accounts, certain trusts and UTMA/UGMA accounts. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own shares of Columbia Funds.

The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Columbia Funds Family. To obtain a breakpoint, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisor's failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Fund's Transfer Agent, you will need to provide the foregoing information to a Transfer Agent representative at the time you purchase shares.

--------------------------------------------------------------------------------

FOR PURPOSES OF OBTAINING A BREAKPOINT DISCOUNT, MEMBERS OF YOUR "IMMEDIATE FAMILY" INCLUDE YOUR SPOUSE, PARENT, STEP-PARENT, LEGAL GUARDIAN, CHILD, STEP-CHILD, FATHER-IN-LAW AND MOTHER-IN-LAW.

--------------------------------------------------------------------------------


      FRONT-END SALES CHARGES



      (Class A shares)

      There are two ways you can lower the front-end sales charge you pay on Class A shares:

        - RIGHTS OF ACCUMULATION
            The value of eligible accounts (regardless of class) maintained by you and each member of your immediate family may be combined with the value of your current purchase to reach a sales charge discount level (according to the chart of Class A sales charges, above) and to obtain the lower sales charge for your current purchase. To calculate the combined value of the accounts, the Fund will use the shares' current public offering price.

        - STATEMENT OF INTENT
            You also may pay a lower sales charge when purchasing Class A shares by signing a letter of intent. By doing so, you would be able to pay the lower sales charge on all purchases made under the letter of intent within 13 months. As described in the chart in the section ABOUT CLASS A SHARES -- FRONT-END SALES CHARGE, the first breakpoint discount will be applied when total purchases reach $50,000. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. To calculate the total value of your Statement of Intent purchases, a Fund will use the historic cost (i.e. dollars invested) of the shares held in each eligible account. You must retain all records necessary to substantiate historic costs because the Fund and your financial intermediary may not maintain this information.

         - WHAT ACCOUNTS ARE ELIGIBLE FOR BREAKPOINT DISCOUNTS?
          The types of eligible accounts that may be aggregated to obtain one or both of the breakpoint discounts described above include:

           - individual accounts

           - joint accounts

           - certain IRA accounts

           - certain trusts

           - UTMA/UGMA accounts

            For the purposes of obtaining a breakpoint discount, members of your "immediate family" include your spouse, parent, step parent, legal guardian, child, step child, father in-law and mother in-law. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own Columbia Fund shares. The value of your investment in certain Money Market Funds held in an eligible account may be aggregated with your investments in other funds in the Columbia Funds family of funds to obtain a breakpoint discount through a Right of Accumulation. Certain Money Market Funds may also be included in the aggregation for a Statement of Intent for shares that have been charged a commission for purposes of obtaining a breakpoint discount.

           - HOW DO I OBTAIN A BREAKPOINT DISCOUNT?
               The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Columbia Funds family of funds. To obtain any of the above breakpoint discounts, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisor's failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Fund's Transfer Agent, you will need to provide the foregoing information to a Transfer Agent representative at the time you purchase shares.

           - HOW CAN I OBTAIN MORE INFORMATION ABOUT BREAKPOINT DISCOUNTS? Certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. Restrictions may apply to certain accounts and certain transactions. Further information regarding these discounts may be found in the Fund's SAI and at www.columbiafunds.com.

      The following investors can buy Class A shares without paying a front-end sales charge:

        - full-time employees and retired employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

        - banks, trust companies and thrift institutions, acting as fiduciaries

        - individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the Funds within 90 days of the date of distribution

        - Columbia Funds' Trustees, Directors and employees of its investment sub-advisers

        - registered broker/dealer firms that have entered into a Columbia Funds dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only

        - registered personnel and employees of these broker/dealers and their family members may buy Class A shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

        - employees or partners of any service provider to the Funds

        - investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

        - shareholders of certain Funds that reorganized into the Columbia Funds who were entitled to buy shares at net asset value

      The following plans can buy Class A shares without paying a front-end sales charge:

        - pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the Internal Revenue Code

        - employee benefit plans created according to Section 403(b) of the Internal Revenue Code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the Internal Revenue Code. To qualify for the waiver, the plan must:

          - have at least $500,000 invested in Class A shares of Columbia Funds (except Money Market Funds), or

          - sign a letter of intent to buy at least $500,000 of Class A shares of Columbia Funds (except Money Market Funds), or

          - be an employer-sponsored plan with at least 100 eligible participants, or

          - be a participant in an alliance program that has signed an agreement with the Fund or a selling agent

        - certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

      You can also buy Class A shares without paying a sales charge if you buy the shares within 365 days of selling Class A, Class B or Class C shares of the same Fund. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. The Transfer Agent, Distributor or their agents must receive your written request within 365 days after you sell your shares.

      CONTINGENT DEFERRED SALES CHARGES



      (Class A, Class B and Class C shares)

      You won't pay a CDSC in the following circumstances:

      DEATH: CDSCs may be waived on redemptions following the death of:

        - the sole shareholder on an individual account

        - a joint tenant where the surviving joint tenant is the deceased's spouse

        - the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfer to Minors Act (UTMA) or other custodial account.

      If the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

      AUTOMATIC WITHDRAWAL PLAN (AWP): CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual AWP established with the Transfer Agent, to the extent that the redemptions do not exceed, on an annual basis, 12% of the account's value at the time that the AWP is established. Otherwise a CDSC will be charged on AWP redemptions until this requirement is met; this requirement does not apply if the AWP is set up at the time the account is established, and distributions are being reinvested.

      DISABILITY: CDSCs may be waived on redemptions after the sole shareholder on an individual account or a joint tenant on a joint tenant spousal account becomes disabled (as defined by Section 72(m)(7) of the Internal Revenue Code). To be eligible for such a waiver:

        - the disability must arise after the purchase of shares,

        - the disabled shareholder must have been under the age of 65 at the time of the initial determination of disability and

        - a letter from a physician must be signed under penalty of perjury stating the nature of the disability

      If the account is transferred to a new registration and then shares are redeemed, the applicable CDSC will be charged.

      DEATH OF A TRUSTEE: CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where:

        - the grantor of the trust is the sole trustee and the sole life beneficiary,

        - death occurs following the purchase and

        - the trust document provides for the dissolution of the trust upon the trustee's death.

      If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

      RETURNS OF EXCESS CONTRIBUTIONS: CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the Financial Services Firm
      (FSF) agrees to return the applicable portion of any commission paid by the Distributor.

      QUALIFIED RETIREMENT PLANS: CDSCs may be waived on shares sold by employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must be a participant in an alliance program that has signed an agreement with Columbia Funds or the Distributor.

      RETURN OF COMMISSION: CDSCs may be waived on shares sold by intermediaries that are part of the Columbia Funds selling group where the intermediary has entered into an agreement with Columbia Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

      NON-US INVESTORS: CDSCs may be waived on shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-US investors.

      IRS SECTION 401 AND 457: CDSCs may be waived on shares sold by certain pension, profit-sharing or other employee benefit plans established under
      Section 401 or 457 of the tax code.

      MEDICAL PAYMENTS: CDSC may be waived on shares redeemed for medical payments that exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

      SHARES LIQUIDATED BY TRANSFER AGENT: CDSC may be waived for shares sold under the Distributor's right to liquidate a shareholder's account, including but not limited to, instances where the aggregate net asset value of Class A, Class B or Class C shares held in the account is less than the minimum account size.

      PLANS OF REORGANIZATION: At the Funds' discretion, CDSC may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party.

      CDSC may be waived on the sale of Class C shares sold by a non-profit organization qualified under Section 501(c)(3) of the tax code in connection with the BANC OF AMERICA CAPITAL MANAGEMENT CHARITABLE GIVING PROGRAM.

Buying, selling and exchanging shares
(BUYING, SELLING, TRANSFERRING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


You can invest in the Funds through your selling agent.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The table starting on page 55 summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in CHOOSING A SHARE CLASS.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Specifically, certain Funds offer Class Z shares which have lower expense levels and limited service features and are only available to certain eligible investors that meet specific criteria, including investing through an eligible financial institution or intermediary. Please contact your investment professional, or call us at
1.800.345.6611 if you have any questions or you need help placing an order.

Certain financial institutions and intermediaries that offer Class Z shares may in certain circumstances determine that a shareholder invested in Class A, Class B or Class C shares is eligible for Class Z shares and will have their shares automatically converted to Class Z shares. No sales charges or other charges will apply to such a conversion, however, an investor should contact their financial institution or intermediary to learn the details of any such policy and also should talk to their tax adviser about the tax consequences of any such automatic conversion.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of a Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing." The Funds are not intended as vehicles for market timing. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Funds to implement their market timing strategies. Columbia

Funds' Board has adopted policies and procedures with respect to market timing activity as discussed below.

Market timing may negatively impact long-term performance of a Fund by requiring it to maintain a larger percentage of assets in cash or to liquidate portfolio holdings at a disadvantageous time. Market timing could increase a Fund's expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, and large asset fluctuations that could diminish a Fund's ability to provide the maximum investment return to all participants. Certain Funds may be more susceptible to these negative effects of market timing. For example, Funds that invest principally in foreign securities may be more susceptible to arbitrage opportunities resulting from mispricing due to time zone differences among international financial markets. Market timers seek potential price differentials that may occur with securities that trade in a different time zone. The Funds that invest principally in small- and mid-capitalization securities may be more susceptible to arbitrage opportunities due to the less liquid nature of smaller company securities. Fair value pricing may reduce these arbitrage opportunities.

Columbia Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if Columbia Funds detects that a shareholder has conducted two "round trips" (as defined below) in a Fund (other than a Columbia Money Market Fund, Columbia Short Term Bond Fund or Columbia Short Term Municipal Bond Fund) that are deemed material by Columbia Funds in any 28-day period, Columbia Funds will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a Columbia Money Market Fund, Columbia Short Term Bond Fund or Columbia Short Term Municipal Bond Fund). In addition, if Columbia Funds determines that any person, group or account has engaged in any type of market timing activity (independent of the two round trip limit) Columbia Funds may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund. In any event, Columbia Funds also retains the right to reject any order to buy or exchange shares as discussed in the section BUYING, SELLING AND EXCHANGING SHARES - HOW ORDERS ARE PROCESSED and also retains the right to modify these market timing policies at any time without prior notice to shareholders.

The rights of shareholders to redeem shares of a Fund are not affected by any of these limits. However, certain Funds impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 60 days of their purchase. Please refer to the section ABOUT YOUR INVESTMENT - INFORMATION FOR
INVESTORS - REDEMPTION FEES in the prospectus for your Fund to determine if a redemption fee might be applicable to your shares.

For these purposes, a "round trip" is a purchase by any means into a Fund followed by a redemption, of any amount, by any means out of the same Fund. Under this definition, an exchange into a Fund followed by an exchange out of the same Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Systematic Investment Plan, Automatic Withdrawal Plan, Automatic Exchange Feature or similar automated plans generally are not subject to the two round trip limit. The two round trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Columbia Funds. However, there can be no assurance that these policies and procedures, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. Columbia Funds typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Columbia Funds practices discussed above. Consequently, there is the risk that Columbia Funds may not be able to do anything in response to market timing that occurs in a Fund which may result in certain shareholders being able to market time a Fund while the shareholders in that Fund bear the burden of such activities.

Columbia Funds seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither Columbia Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or transfers.

                   Ways to buy, sell
                      or exchange        How much you can buy, sell or exchange              Other things to know
                  -------------------    ---------------------------------------    ---------------------------------------
Buying shares     In a lump sum          MINIMUM INITIAL INVESTMENT:                There is no limit to the amount you can
                                         - $1,000 for regular accounts              invest in Class A shares. You can
                                         - $25 for traditional and Roth IRAs,       invest up to $50,000 in Class B shares.
                                           and Coverdell Education Savings          Class C shares purchases are limited to
                                           Accounts                                 $1 million.
                                         - no minimum for certain fee-based
                                           accounts and certain retirement plan     Class B shares are only available to
                                           accounts                                 existing shareholders of Columbia Short
                                         MINIMUM ADDITIONAL INVESTMENT:             Term Bond Fund.
                                         - $25 for traditional and Roth IRAs,
                                           and Coverdell Education Savings
                                           Accounts
                                         - $50 for all other accounts

                  Using our              minimum initial investment:                You can buy shares any day of the month
                  Systematic             - $50                                      on a monthly, quarterly or semi-annual
                  Investment Plan        minimum additional investment:             schedule.
                                         - $50

Selling shares    In a lump sum          - shares sold by check via the             A Fund will generally send proceeds
                                           telephone or through the internet are    from the sale to you within seven days
                                           limited to an aggregate of $100,000      (usually on the next business day after
                                           in a 30-day period if you qualify for    your request is received in "good
                                           telephone or internet orders             form"). However, if you purchased your
                                         - other restrictions may apply to          shares by check, a Fund may delay
                                           withdrawals from retirement plan         sending the proceeds from the sale of
                                           accounts                                 your shares for up to 10 days after
                                                                                    your purchase to protect against checks
                                                                                    that are returned.

                  Using our Automatic    - no minimum per withdrawal                Your account balance must be at least
                  Withdrawal Plan        - $5,000 requirement waived for certain    $5,000 to set up the plan. You can make
                                           fee based accounts                       withdrawals any day of the month on a
                                                                                    monthly, quarterly, or a semi-annual
                                                                                    basis. We'll send your money by check
                                                                                    or deposit it directly to your bank
                                                                                    account. No CDSC is deducted if you
                                                                                    withdraw 12% or less of the value of
                                                                                    your shares in a given class in a year.

Exchanging        In a lump sum          - new account minimums apply to            You can generally exchange your Class
  shares                                   exchanges                                A, Class B or Class C shares for Class
                                                                                    A, Class B or Class C shares of any
                                                                                    other Fund distributed by the
                                                                                    Distributor. Some exceptions apply.
                                                                                    You generally won't pay a front-end
                                                                                    sales charge or CDSC on the shares
                                                                                    you're exchanging. An exchange
                                                                                    generally will incur a sales charge if
                                                                                    the original purchase was not assessed
                                                                                    a sales charge. Redemption fees may
                                                                                    apply.

                  Using our Automatic    minimum $100 per exchange                  You can make exchanges any day of the
                  Exchange Feature                                                  month.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on a Fund's net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN A FUND

The value of a Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in a Fund. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. For example, securities which may be subject to fair valuation include, but are not limited to: (1) restricted securities for which a pricing service is unable to provide a market price; (2) securities whose trading has been formally suspended; (3) debt securities that have gone into default and for which there is no current market quotation; and
(4) a security whose market price is not available from a pre-established pricing service. In addition, the Funds may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which a Fund's share price is calculated. Foreign exchanges typically close before the time as of which Fund share prices are calculated, and may be closed altogether on some days a Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when a Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Columbia Funds has retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international equity securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by a Fund could change on days when Fund shares cannot be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders to buy, sell or exchange shares may be delivered to the Transfer Agent by telephone, in writing or through the internet. For more information on account and trading restrictions and special sign-up procedures for internet transactions, please call us at 1.800.345.6611. The Transfer Agent has procedures in place to authenticate electronic instructions. You will be asked to accept the terms of an online agreement and utilize a password for internet services. Orders received in good order by the Fund, Distributor, Transfer Agent or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. We will not be liable for following telephone instructions that we reasonably believe are genuine.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Class A shares at the offering price per share. You buy Class B and Class C shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we reserve the right to cancel your order. We'll return any payment received for orders that have been cancelled.

        - Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We don't issue certificates.

      MINIMUM INITIAL INVESTMENT




      The minimum initial amount you can buy is usually $1,000.

      If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

        - $50 using our Systematic Investment Plan

        - $25 for traditional and Roth IRAs, and Coverdell Education Savings Accounts

        - There is no minimum for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts, other managed accounts and certain retirement plans.

      MINIMUM ADDITIONAL INVESTMENT



      You can make additional purchases of $50, or $25 for traditional and Roth IRAs, and Coverdell Education Savings Accounts.

SYSTEMATIC INVESTMENT PLAN
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - You can buy shares any day of the month on a monthly, quarterly or semi-annual basis.

  - Some exceptions may apply to employees of Bank of America and its affiliates. For details, please contact your investment professional.

--------------------------------------------------------------------------------

"GOOD FORM" MEANS THAT THE MONEY USED TO PURCHASE YOUR SHARES IS FULLY COLLECTED. WHEN SELLING SHARES BY LETTER OF INSTRUCTION, "GOOD FORM" ALSO MEANS
(I) YOUR LETTER HAS COMPLETE INSTRUCTIONS, THE PROPER SIGNATURES AND MEDALLION SIGNATURE GUARANTEES AND (II) ANY OTHER REQUIRED DOCUMENTS ARE ATTACHED. FOR ADDITIONAL DOCUMENTS REQUIRED FOR SALES BY CORPORATIONS, AGENTS, FIDUCIARIES, SURVIVING JOINT OWNERS AND OTHER LEGAL ENTITIES PLEASE CALL 1.800.345.6611. NO INTEREST WILL BE PAID ON UNCASHED REDEMPTION CHECKS.




 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------



(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - We'll deduct any CDSC from the amount you're selling and send you the balance.

        - If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after the Fund, Distributor, Transfer Agent or their agents receive your order in good form. Your selling agent is responsible for depositing the sale proceeds to your account on time.

        - For shares sold by Fedwire there is generally a $500 minimum transaction amount and a fee of $7.50. The receiving bank may charge additional fees.

        - If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Fund receives your order in good form.

        - You can sell up to an aggregate of $100,000 of shares by check via the telephone or through the internet in a 30-day period if you qualify for telephone or internet orders.

        - If you paid for your shares by check, we'll hold the sale proceeds when you sell those shares for at least 10 days after the trade date of the purchase.

        - If you hold any shares in certificate form, you will not be able to sell those shares until you have returned the certificates to the Transfer Agent.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), or your account may be subject to an annual fee of $10. The Transfer Agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty.

        - if your selling agent tells us to sell your shares under arrangements made between the selling agent and you.

        - under certain other circumstances allowed under the 1940 Act.

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw funds any day of the month on a monthly, quarterly or semi-annual basis. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - Your account balance must be at least $5,000 to set up the plan. Certain fee based accounts are not subject to the $5,000 requirements.

  - If you set up the plan after you've opened your account, your signature must be Medallion Guaranteed.

  - You won't pay a CDSC on Class A, Class B or Class C shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

  - We'll send you a check or deposit the money directly to your bank account.

  - You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------



(EXCHANGING SHARES         EXCHANGING SHARES
  GRAPHIC)

      You can generally sell shares of one Fund to buy shares of another Fund distributed by the Distributor. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - A sales charge may apply when exchanging from a Money Market Fund to a Fund with a front-end sales charge.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until the Transfer Agent has received the certificate and deposited the shares to your account.

      You may exchange your shares for shares of the same share class (and in some cases, certain other classes) of another Fund distributed by the Distributor, at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original Fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or loss for tax purposes. The Fund may terminate your exchange privilege if the Advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See SHORT TERM TRADING ACTIVITY AND MARKET TIMING. To exchange by telephone, call 1.800.345.6611. Please have your account and taxpayer identification numbers available when calling.

      EXCHANGING CLASS A SHARES



      You can generally exchange Class A shares of a Fund for Class A shares of any other Columbia Fund distributed by the Distributor. Some exceptions apply.

      Here are some rules for exchanging Class A shares:

        - You won't pay a front-end sales charge on the shares of the Fund you're exchanging (unless your initial purchase of Class A shares was of a Columbia Money Market Fund).

        - You won't pay a CDSC, if applicable, on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until when you sold the shares you received from the exchange.

      EXCHANGING CLASS B SHARES



      You can generally exchange Class B shares of a Fund for Class B shares of any other Columbia Fund distributed by the Distributor. Some exceptions apply.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

      EXCHANGING CLASS C SHARES



      You can generally exchange Class C shares of a Fund for Class C shares of any other Columbia Fund distributed by the Distributor. Some exceptions apply.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

AUTOMATIC EXCHANGE FEATURE
The Automatic Exchange Feature lets you exchange $100 or more of Class A, Class B or Class C shares any day of the month. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to the Transfer Agent in writing or call 1.800.345.6611.

  - If you set up your plan to exchange more than $100,000 you must have your signature Medallion Guaranteed.

  - You can choose to have us transfer your money on any day of the month.

  - The rules for making exchanges apply to automatic exchanges.

How selling and servicing agents are paid
(PERCENT SIGN GRAPHIC)

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

--------------------------------------------------------------------------------


Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

COMMISSIONS


CLASS A SHARES

Your selling and/or servicing agent may receive an up-front commission from the Distributor when you buy Class A shares of a Fund, in accordance with the following table:

                                                               COMMISSION
                                                             (AS A % OF THE
                                                             NET ASSET VALUE
AMOUNT PURCHASED                                               PER SHARE)
----------------                                             ---------------
$1 million to less than $3 million........................        1.00%
$3 million to less than $50 million.......................        0.50%
$50 million or more.......................................        0.25%

For group retirement plans, financial advisors are eligible to receive a 1.00% commission from the Distributor on purchases, including those in amounts less than $1 million, that are coded as commission eligible trades.

Purchase amounts are aggregated among all Columbia Funds for purposes of the above table.

CLASS A, CLASS B AND CLASS C SHARES

Your selling agent may receive an up-front commission (reallowance) when you buy shares of a Fund. The amount of this commission depends on which share class you choose:

  - up to 4.25% of the offering price per share of Class A shares. The commission is paid from the sales charge we deduct when you buy your shares

  - up to 4.00% of the net asset value per share of Class B shares. The commission is not deducted from your purchase -- we pay your selling agent directly

  - up to 1.00% of the net asset value per share of Class C shares. The commission is not deducted from your purchase -- we pay your selling agent directly

If you buy Class B or Class C shares you will be subject to higher distribution (12b-1) and shareholder servicing fees and may be subject to a CDSC when you sell your shares.

--------------------------------------------------------------------------------

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 UNDER THE 1940 ACT.

YOUR SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------


DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES

The Distributor and selling and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

The amount of the fee depends on the class of shares you own:

                               MAXIMUM ANNUAL DISTRIBUTION (12B-1)
                                  AND SHAREHOLDER SERVICING FEES
                           (AS AN ANNUAL % OF AVERAGE DAILY NET ASSETS)
CLASS A SHARES     0.25% COMBINED DISTRIBUTION (12B-1) AND SHAREHOLDER
                   SERVICING FEE

CLASS B SHARES     0.75% DISTRIBUTION (12B-1) FEE, 0.25% SHAREHOLDER SERVICING
                   FEE

CLASS C SHARES     0.75% DISTRIBUTION (12B-1) FEE, 0.25% SHAREHOLDER SERVICING
                   FEE

Fees are calculated daily and paid to the Distributor periodically. Because these fees are paid out of the Funds' assets on an ongoing basis, they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

The Funds pay these fees to the Distributor and/or to eligible selling and servicing agents and financial institutions, including the Adviser or other affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION -- FINANCIAL INTERMEDIARY PAYMENTS

In addition, the Distributor or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor or one of its affiliates. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by the Distributor attributable to that financial intermediary, gross sales of the mutual funds distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the support payments to any one financial intermediary are generally expected to be between 0.02% and 0.10% (between 0.03% and 0.12% in the case of the Columbia Money Market Funds) on an annual basis for payments based on average net assets of the Funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds (other than the Columbia Money Market Funds) attributable to the financial intermediary. The Distributor or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in the Fund.

Payments may also be made to certain financial intermediaries, including other Bank of America affiliates, that provide investor services to retirement plans and other investment programs to compensate financial intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.30% of the total Fund assets in the program on an annual basis. The Board has authorized the Funds to reimburse the Transfer Agent for amounts paid to financial intermediaries that maintain assets in omnibus accounts, subject to an annual cap of 0.11% of net assets maintained in such accounts. The amounts in excess of that reimbursed by a Fund will be borne by the Distributor or its affiliates.

The Distributor or its affiliates may make other payments or allow promotional incentives to financial intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

Amounts paid by the Distributor or its affiliates are paid out of the Distributor's or its affiliates' own revenue and do not increase the amount paid by you or your Fund. You can find further details about the payments made by the Distributor or its affiliates and the services provided by financial intermediaries as well as a list of the financial intermediaries to which the Distributor or its affiliates has agreed to make marketing support payments in the SAI, which can be obtained at www.columbiafunds.com or by calling
1.800.345.6611. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from the Distributor and its affiliates and any services it provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular Fund or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.

Distributions and taxes
(TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, the gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain, if any, to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares and is called a distribution.

All of the Funds distribute any net realized capital gain at least once a year. Normally, all of the Funds, except Columbia Intermediate Core Bond Fund and Columbia High Income Fund, declare distributions of net investment income daily and pay them monthly. Columbia Intermediate Core Bond Fund and Columbia High Income Fund normally declare and pay distributions of net investment income monthly. The Funds may, however, declare and pay distributions of net investment income more frequently. If a Fund purchases bonds at a price less than a bond's principal amount, the Fund generally will be required to include a portion of the difference or discount in its annual ordinary income, and make distributions to shareholders representing such discount, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. The Fund may be required to sell securities held by the Fund to obtain the cash required to pay such distributions.

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily distribution Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Funds) or trade date (all other Funds), and net realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at
1.800.345.6611. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the same Fund.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Fund shares shortly before the Fund makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the realized gain. This distribution is also subject to tax. The Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Fund's ordinary income and net realized short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions that come from net realized long-term capital gain, if any, generally are taxable to you as long-term capital gain.

An individual's net realized long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund's long-term capital gain distributed to individual shareholders, if any, generally will qualify for the reduced rate of tax if attributable to the Fund's sales and exchanges. Absent further legislation, those reduced rates of tax will expire after December 31, 2010.

No other Fund distributions were expected to qualify for reduced taxation under the Internal Revenue Code. Corporate shareholders generally won't be able to deduct any distributions from a Fund when determining their taxable income.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year, your federal tax status and how much of the income from zero coupon bonds has been allocated to you. Foreign, state and local taxes may also apply to distributions.

--------------------------------------------------------------------------------



 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is exempt from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult your tax adviser about your specific tax situation.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you're otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied as a credit against your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

Your redemptions (including redemptions paid in securities) and exchanges of Fund shares usually will result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held such Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

Legal matters

On February 9, 2005, the Adviser and Distributor entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, the Adviser and Distributor have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. The Adviser and Distributor are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Columbia Funds Series Trust (formerly known as Nations Funds Trust), its Board of Trustees, Bank of America Corporation and certain of its affiliates, including the Adviser and Distributor (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and other cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Funds Series Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds Series Trust against BAC and others that asserts claims under the federal securities laws and state common law. Columbia Funds Series Trust is a nominal defendant in this action.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of these actions. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Columbia Funds shareholders and/or the Columbia Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for preliminary approval.

Separately, several putative class actions have been filed against Columbia Funds Series Trust, Bank of America Corporation and certain of its affiliates, and others, in various federal courts relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. (George Siepel, et al. v. Bank of America, Columbia Funds Series Trust, et al., instituted December 28, 2005, U.S. District Court, E.D. Mo.; Luleff v. Bank of America, Columbia Funds Series Trust, William Carmichael, et al., instituted February 22, 2006, U.S. District Court, S.D. NY.) The suits allege various claims including state law claims for breach of fiduciary duty, breach of contract, unjust enrichment and violations of federal securities laws and seek damages and other remedies.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights tables are designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information, except as noted below, has been audited by PricewaterhouseCoopers LLP, an independent public registered accounting firm whose report, along with the Funds' financial statements, is included in the Funds' annual report. The independent registered public accounting firm's report and the Funds' financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

COLUMBIA SHORT TERM BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $9.82               $10.07               $10.10                $9.83
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.31                 0.21                 0.20                 0.28
  Net realized and unrealized gain/(loss)
    on investments                              (0.07)               (0.23)                0.02                 0.30
  Net increase/(decrease) in net asset
    value from operations                        0.24                (0.02)                0.22                 0.58
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.31)               (0.21)               (0.20)               (0.28)
  Distributions from net realized gains           --                 (0.02)               (0.05)               (0.03)
  Total dividends and distributions             (0.31)               (0.23)               (0.25)               (0.31)
  Net asset value, end of year                   $9.75                $9.82               $10.07               $10.10
  TOTAL RETURN++                                 2.47%               (0.19)%               2.23%                6.01%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $83,675              $38,130             $122,202             $130,036
  Ratio of operating expenses to average
    net assets(a)                                0.72%                0.73%              0.72%(c)               0.75%
  Ratio of net investment income/(loss)
    to average net assets                        3.27%                2.10%                1.99%                2.74%
  Portfolio turnover rate                         80%                 128%                 164%                  54%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  0.80%(e)             0.83%(b)             0.85%(d)               0.85%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $9.81
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.45
  Net realized and unrealized gain/(loss)
    on investments                                0.02
  Net increase/(decrease) in net asset
    value from operations                         0.47
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.45)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.45)
  Net asset value, end of year                    $9.83
  TOTAL RETURN++                                  4.91%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $99,453
  Ratio of operating expenses to average
    net assets(a)                                 0.77%
  Ratio of net investment income/(loss)
    to average net assets                         4.54%
  Portfolio turnover rate                          80%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.87%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.81% for Class A shares.
(c) The reimbursement from the Fund's investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.82% for Class A shares.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.74% for Class A shares.

COLUMBIA SHORT TERM BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $9.81               $10.07               $10.09                $9.83
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.25                 0.14                 0.13                 0.21
  Net realized and unrealized gain/(loss)
    on investments                              (0.08)               (0.24)                0.03                 0.29
  Net increase/(decrease) in net asset
    value from operations                        0.17                (0.10)                0.16                 0.50
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.24)               (0.14)               (0.13)               (0.21)
  Distributions from net realized gains           --                 (0.02)               (0.05)               (0.03)
  Total dividends and distributions             (0.24)               (0.16)               (0.18)               (0.24)
  Net asset value, end of year                   $9.74                $9.81               $10.07               $10.09
  TOTAL RETURN++                                 1.71%               (1.03)%               1.58%                5.12%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $28,061              $1,477               $1,775               $2,170
  Ratio of operating expenses to average
    net assets(a)                                1.47%                1.48%              1.47%(c)               1.50%
  Ratio of net investment income/(loss)
    to average net assets                        2.69%                1.37%                1.24%                1.99%
  Portfolio turnover rate                         80%                 128%                 164%                  54%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  1.55%(e)             1.58%(b)             1.60%(d)               1.60%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $9.80
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.38
  Net realized and unrealized gain/(loss)
    on investments                                0.03
  Net increase/(decrease) in net asset
    value from operations                         0.41
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.38)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.38)
  Net asset value, end of year                    $9.83
  TOTAL RETURN++                                  4.25%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $2,511
  Ratio of operating expenses to average
    net assets(a)                                 1.52%
  Ratio of net investment income/(loss)
    to average net assets                         3.79%
  Portfolio turnover rate                          80%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     1.62%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.56% for Class B shares.
(c) The reimbursement from the Fund's investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.57% for Class B shares.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.49% for Class B shares.

COLUMBIA SHORT TERM BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $9.81               $10.07               $10.09                $9.83
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.26                 0.13                 0.13                 0.21
  Net realized and unrealized gain/(loss)
    on investments                              (0.07)               (0.23)                0.03                 0.29
  Net increase/(decrease) in net asset
    value from operations                        0.19                (0.10)                0.16                 0.50
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.26)               (0.14)               (0.13)               (0.21)
  Distributions from net realized gains           --                 (0.02)               (0.05)               (0.03)
  Total dividends and distributions             (0.26)               (0.16)               (0.18)               (0.24)
  Net asset value, end of year                   $9.74                $9.81               $10.07               $10.09
  TOTAL RETURN++                                 1.94%               (1.03)%               1.58%                5.12%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $22,091              $17,980              $32,267              $54,350
  Ratio of operating expenses to average
    net assets                                   1.20%                1.48%              1.47%(c)               1.50%
  Ratio of net investment income/(loss)
    to average net assets(a)                     2.69%                1.36%                1.24%                1.99%
  Portfolio turnover rate                         80%                 128%                 164%                  54%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  1.28%(e)             1.58%(b)             1.60%(d)               1.60%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $9.80
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.38
  Net realized and unrealized gain/(loss)
    on investments                                0.03
  Net increase/(decrease) in net asset
    value from operations                         0.41
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.38)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.38)
  Net asset value, end of year                    $9.83
  TOTAL RETURN++                                  4.23%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $39,515
  Ratio of operating expenses to average
    net assets                                    1.52%
  Ratio of net investment income/(loss)
    to average net assets(a)                      3.79%
  Portfolio turnover rate                          80%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     1.62%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.56% for Class C shares.
(c) The reimbursement from the Fund's investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.57% for Class C shares.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.22% for Class C shares.

COLUMBIA INTERMEDIATE CORE
BOND FUND+++

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $9.50                $9.97                $9.96                $9.43
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.36                 0.28                 0.26                 0.32
  Net realized and unrealized gain/(loss)
    on investments                              (0.21)               (0.38)                0.15                 0.65
  Net increase/(decrease) in net asset
    value from operations                        0.15                (0.10)                0.41                 0.97
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.34)               (0.28)               (0.28)               (0.32)
  Distributions from net realized gains           --                 (0.09)               (0.12)               (0.12)
  Total dividends and distributions             (0.34)               (0.37)               (0.40)               (0.44)
  Net asset value, end of year                   $9.31                $9.50                $9.97                $9.96
  TOTAL RETURN++                                 1.54%               (0.99)%               4.17%               10.43%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $46,566              $21,279              $28,403              $31,915
  Ratio of operating expenses to average
    net assets                                   0.83%                0.89%                0.93%                0.95%
  Ratio of net investment income/(loss)
    to average net assets                        3.70%                2.92%                2.69%                3.21%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.84%                0.93%                0.94%                0.95%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $9.55
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.47
  Net realized and unrealized gain/(loss)
    on investments                               (0.12)
  Net increase/(decrease) in net asset
    value from operations                         0.35
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.47)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.47)
  Net asset value, end of year                    $9.43
  TOTAL RETURN++                                  3.66%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $58,167
  Ratio of operating expenses to average
    net assets                                    1.03%
  Ratio of net investment income/(loss)
    to average net assets                         4.55%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.11%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
+++ The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Intermediate Core Bond Master Portfolio.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.

COLUMBIA INTERMEDIATE CORE
BOND FUND+++

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $9.45                $9.92                $9.91                $9.39
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.27                 0.21                 0.19                 0.25
  Net realized and unrealized gain/(loss)
    on investments                              (0.19)               (0.38)                0.14                 0.64
  Net increase/(decrease) in net asset
    value from operations                        0.08                (0.17)                0.33                 0.89
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.27)               (0.21)               (0.20)               (0.25)
  Distributions from net realized gains           --                 (0.09)               (0.12)               (0.12)
  Total dividends and distributions             (0.27)               (0.30)               (0.32)               (0.37)
  Net asset value, end of year                   $9.26                $9.45                $9.92                $9.91
  TOTAL RETURN++                                 0.79%               (1.73)%               3.41%                9.59%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $9,224               $8,565               $11,883              $13,739
  Ratio of operating expenses to average
    net assets                                   1.59%                1.64%                1.68%                1.70%
  Ratio of net investment income/(loss)
    to average net assets                        2.86%                2.17%                1.94%                2.46%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.59%                1.68%                1.69%                1.70%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $9.51
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.40
  Net realized and unrealized gain/(loss)
    on investments                               (0.12)
  Net increase/(decrease) in net asset
    value from operations                         0.28
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.40)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.40)
  Net asset value, end of year                    $9.39
  TOTAL RETURN++                                  2.94%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $7,003
  Ratio of operating expenses to average
    net assets                                    1.78%
  Ratio of net investment income/(loss)
    to average net assets                         3.80%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.86%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
+++ The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Intermediate Core Bond Master Portfolio.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.

COLUMBIA INTERMEDIATE CORE
BOND FUND+++

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.58               $11.07               $11.02               $10.39
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.31                 0.23                 0.20                 0.23
  Net realized and unrealized gain/(loss)
    on Investments                              (0.22)               (0.42)                0.17                 0.75
  Net increase/(decrease) in net asset
    value from operations                        0.09                (0.19)                0.37                 0.98
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.27)               (0.21)               (0.20)               (0.23)
  Distributions from net realized gains           --                 (0.09)               (0.12)               (0.12)
  Total dividends and distributions             (0.27)               (0.30)               (0.32)               (0.35)
  Net asset value, end of year                  $10.40               $10.58               $11.07               $11.02
  TOTAL RETURN++                                 0.81%               (1.74)%               3.42%                9.59%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $3,435               $3,473               $5,222               $5,605
  Ratio of operating expenses to average
    net assets                                   1.56%                1.64%                1.68%                1.70%
  Ratio of net investment income/(loss)
    to average net assets                        2.89%                2.17%                1.94%                2.46%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.59%                1.68%                1.69%                1.70%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.47
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.39
  Net realized and unrealized gain/(loss)
    on Investments                               (0.08)
  Net increase/(decrease) in net asset
    value from operations                         0.31
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.39)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.39)
  Net asset value, end of year                   $10.39
  TOTAL RETURN++                                  2.94%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $2,586
  Ratio of operating expenses to average
    net assets                                    1.78%
  Ratio of net investment income/(loss)
    to average net assets                         3.80%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.86%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
+++ The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Columbia Intermediate Core Bond Master Portfolio.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.

COLUMBIA TOTAL RETURN BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $9.80               $10.17                $9.99                $9.65
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.35                 0.31                 0.34                 0.33
  Net realized and unrealized gain/(loss)
    on investments                              (0.17)               (0.19)                0.24                 0.53
  Net increase/(decrease) in net asset
    value from operations                        0.18                 0.12                 0.58                 0.86
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.39)               (0.34)               (0.34)               (0.35)
  Distributions from net realized gains         (0.03)               (0.15)               (0.06)               (0.17)
  Total dividends and distributions             (0.42)               (0.49)               (0.40)               (0.52)
  Net asset value, end of year                   $9.56                $9.80               $10.17                $9.99
  TOTAL RETURN++                                 1.84%                1.21%                5.92%                9.05%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $35,849              $30,409              $38,114              $43,828
  Ratio of operating expenses to average
    net assets(a)                                0.79%                0.83%                0.90%                0.92%
  Ratio of net investment income/(loss)
    to average net assets                        3.91%                3.08%                3.36%                3.25%
  Portfolio turnover rate                        199%                 402%                 398%                 488%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  0.85%(e)             0.91%(b)             0.93%(d)               0.92%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $9.78
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.50
  Net realized and unrealized gain/(loss)
    on investments                               (0.12)
  Net increase/(decrease) in net asset
    value from operations                         0.38
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.51)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.51)
  Net asset value, end of year                    $9.65
  TOTAL RETURN++                                  3.96%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $40,902
  Ratio of operating expenses to average
    net assets(a)                               0.93%(c)
  Ratio of net investment income/(loss)
    to average net assets                         5.03%
  Portfolio turnover rate                         314%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.93%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.89% for Class A shares.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.91% for Class A shares.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.79% for Class A shares.

COLUMBIA TOTAL RETURN BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $9.81               $10.17                $9.99                $9.66
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.28                 0.23                 0.26                 0.25
  Net realized and unrealized gain/(loss)
    on investments                              (0.17)               (0.18)                0.24                 0.52
  Net increase/(decrease) in net asset
    value from operations                        0.11                 0.05                 0.50                 0.77
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.32)               (0.26)               (0.26)               (0.27)
  Distributions from net realized gains         (0.03)               (0.15)               (0.06)               (0.17)
  Total dividends and distributions             (0.35)               (0.41)               (0.32)               (0.44)
  Net asset value, end of year                   $9.57                $9.81               $10.17                $9.99
  TOTAL RETURN++                                 1.09%                0.55%                5.13%                8.13%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $10,108              $9,707               $13,518              $18,783
  Ratio of operating expenses to average
    net assets(a)                                1.54%                1.58%                1.65%                1.67%
  Ratio of net investment income/(loss)
    to average net assets                        3.14%                2.32%                2.61%                2.50%
  Portfolio turnover rate                        199%                 402%                 398%                 488%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  1.60%(e)             1.66%(b)             1.68%(d)               1.67%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $9.78
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.43
  Net realized and unrealized gain/(loss)
    on investments                               (0.11)
  Net increase/(decrease) in net asset
    value from operations                         0.32
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.44)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.44)
  Net asset value, end of year                    $9.66
  TOTAL RETURN++                                  3.29%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $16,877
  Ratio of operating expenses to average
    net assets(a)                               1.68%(c)
  Ratio of net investment income/(loss)
    to average net assets                         4.28%
  Portfolio turnover rate                         314%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     1.68%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.64% for Class B shares.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.66% for Class B shares.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.54% for Class B shares.

COLUMBIA TOTAL RETURN BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $9.80               $10.17                $9.99                $9.65
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.28                 0.23                 0.26                 0.25
  Net realized and unrealized gain/(loss)
    on investments                              (0.17)               (0.19)                0.24                 0.53
  Net increase/(decrease) in net asset
    value from operations                        0.11                 0.04                 0.50                 0.78
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.32)               (0.26)               (0.26)               (0.27)
  Distributions from net realized gains         (0.03)               (0.15)               (0.06)               (0.17)
  Total dividends and distributions             (0.35)               (0.41)               (0.32)               (0.44)
  Net asset value, end of year                   $9.56                $9.80               $10.17                $9.99
  TOTAL RETURN++                                 1.08%                0.45%                5.13%                8.24%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $2,956               $1,470               $1,823               $2,823
  Ratio of operating expenses to average
    net assets(a)                                1.54%                1.58%                1.65%                1.67%
  Ratio of net investment income/(loss)
    to average net assets                        3.20%                2.32%                2.61%                2.50%
  Portfolio turnover rate                        199%                 402%                 398%                 488%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  1.60%(e)             1.66%(b)             1.68%(d)               1.67%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $9.78
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.43
  Net realized and unrealized gain/(loss)
    on investments                               (0.12)
  Net increase/(decrease) in net asset
    value from operations                         0.31
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.44)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.44)
  Net asset value, end of year                    $9.65
  TOTAL RETURN++                                  3.18%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $2,387
  Ratio of operating expenses to average
    net assets(a)                               1.68%(c)
  Ratio of net investment income/(loss)
    to average net assets                         4.28%
  Portfolio turnover rate                         314%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     1.68%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.64% for Class C shares.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.66% for Class C shares.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.54% for Class C shares.

COLUMBIA HIGH INCOME FUND+++

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $9.31                $9.79                $8.52                $8.80
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.63                 0.66                 0.70                 0.75
  Net realized and unrealized gain/(loss)
    on investments                              (0.10)                0.03                 1.36                (0.28)
  Net increase/(decrease) in net asset
    value from operations                        0.53                 0.69                 2.06                 0.47
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.66)               (0.65)               (0.70)               (0.75)
  Distributions from net realized gains         (0.27)               (0.52)               (0.09)                 --
  Total dividends and distributions             (0.93)               (1.17)               (0.79)               (0.75)
  Net asset value, end of year                   $8.91                $9.31                $9.79                $8.52
  TOTAL RETURN++                                 6.03%                7.64%               24.88%                6.07%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $109,029             $134,980             $163,916              $97,154
  Ratio of operating expenses to average
    net assets                                   1.08%                1.09%                1.09%                1.15%
  Ratio of net investment income/(loss)
    to average net assets                        6.90%                6.90%                7.37%                9.22%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.08%                1.09%                1.09%                1.15%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $9.22
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.80
  Net realized and unrealized gain/(loss)
    on investments                               (0.32)
  Net increase/(decrease) in net asset
    value from operations                         0.48
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.85)
  Distributions from net realized gains          (0.05)
  Total dividends and distributions              (0.90)
  Net asset value, end of year                    $8.80
  TOTAL RETURN++                                  5.69%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $31,551
  Ratio of operating expenses to average
    net assets                                    1.18%
  Ratio of net investment income/(loss)
    to average net assets                         9.50%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.25%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
+++ The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia High Income Master Portfolio.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.

COLUMBIA HIGH INCOME FUND+++

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $9.29                $9.77                $8.51                $8.80
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.56                 0.58                 0.64                 0.69
  Net realized and unrealized gain/(loss)
    on investments                              (0.10)                0.04                 1.35                (0.29)
  Net increase/(decrease) in net asset
    value from operations                        0.46                 0.62                 1.99                 0.40
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.59)               (0.58)               (0.64)               (0.69)
  Distributions from net realized gains         (0.27)               (0.52)               (0.09)                 --
  Total dividends and distributions             (0.86)               (1.10)               (0.73)               (0.69)
  Net asset value, end of year                   $8.89                $9.29                $9.77                $8.51
  TOTAL RETURN++                                 5.25%                6.89%               23.91%                5.20%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $102,085             $130,088             $144,762              $95,110
  Ratio of operating expenses to average
    net assets                                   1.83%                1.84%                1.84%                1.90%
  Ratio of net investment income/(loss)
    to average net assets                        6.22%                6.17%                6.62%                8.47%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.83%                1.84%                1.84%                1.90%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $9.21
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.76
  Net realized and unrealized gain/(loss)
    on investments                               (0.33)
  Net increase/(decrease) in net asset
    value from operations                         0.43
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.79)
  Distributions from net realized gains          (0.05)
  Total dividends and distributions              (0.84)
  Net asset value, end of year                    $8.80
  TOTAL RETURN++                                  5.06%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $64,091
  Ratio of operating expenses to average
    net assets                                    1.93%
  Ratio of net investment income/(loss)
    to average net assets                         8.75%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        2.00%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
+++ The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia High Income Master Portfolio.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.

COLUMBIA HIGH INCOME FUND+++

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $9.25                $9.74                $8.47                $8.77
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.56                 0.58                 0.64                 0.69
  Net realized and unrealized gain/(loss)
    on investments                              (0.09)                0.03                 1.36                (0.30)
  Net increase/(decrease) in net asset
    value from operations                        0.47                 0.61                 2.00                 0.39
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.59)               (0.58)               (0.64)               (0.69)
  Distributions from net realized gains         (0.27)               (0.52)               (0.09)                 --
  Total dividends and distributions             (0.86)               (1.10)               (0.73)               (0.69)
  Net asset value, end of year                   $8.86                $9.25                $9.74                $8.47
  TOTAL RETURN++                                 5.39%                6.80%               24.15%                5.09%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $39,547              $49,066              $63,005              $32,453
  Ratio of operating expenses to average
    net assets                                   1.83%                1.84%                1.84%                1.90%
  Ratio of net investment income/(loss)
    to average net assets                        6.23%                6.21%                6.62%                8.47%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.83%                1.84%                1.84%                1.90%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $9.19
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.76
  Net realized and unrealized gain/(loss)
    on investments                               (0.34)
  Net increase/(decrease) in net asset
    value from operations                         0.42
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.79)
  Distributions from net realized gains          (0.05)
  Total dividends and distributions              (0.84)
  Net asset value, end of year                    $8.77
  TOTAL RETURN++                                  4.96%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $15,213
  Ratio of operating expenses to average
    net assets                                    1.93%
  Ratio of net investment income/(loss)
    to average net assets                         8.75%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        2.00%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
+++ The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia High Income Master Portfolio.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.

Hypothetical investment and expense information

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Funds, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in each class of the Funds assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the Funds, which are the same as those stated in the Annual Fund Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables shown below reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charges, if any, which may be payable on redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

COLUMBIA SHORT TERM BOND FUND -- CLASS A SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              0.71%                3.25%             $10,324.71      $171.80
       2           10.25%              0.71%                7.68%             $10,767.64       $74.88
       3           15.76%              0.71%               12.30%             $11,229.57       $78.09
       4           21.55%              0.73%               17.09%             $11,709.07       $83.73
       5           27.63%              0.73%               22.09%             $12,209.05       $87.30
       6           34.01%              0.73%               27.30%             $12,730.38       $91.03
       7           40.71%              0.73%               32.74%             $13,273.97       $94.92
       8           47.75%              0.73%               38.41%             $13,840.76       $98.97
       9           55.13%              0.73%               44.32%             $14,431.76      $103.19
      10           62.89%              0.73%               50.48%             $15,048.00      $107.60
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $5,048.00
  TOTAL ANNUAL FEES & EXPENSES                                                                $991.50

COLUMBIA SHORT TERM BOND FUND -- CLASS B SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              1.46%                3.54%             $10,354.00        $148.58
       2           10.25%              1.46%                7.21%             $10,720.53        $153.84
       3           15.76%              1.46%               11.00%             $11,100.04        $159.29
       4           21.55%              1.48%               14.91%             $11,490.76        $167.17
       5           27.63%              1.48%               18.95%             $11,895.23        $173.06
       6           34.01%              1.48%               23.14%             $12,313.95        $179.15
       7           40.71%              1.48%               27.47%             $12,747.40        $185.45
       8           47.75%              1.48%               31.96%             $13,196.11        $191.98
       9           55.13%              0.73%               37.60%             $13,759.58         $98.39
      10           62.89%              0.73%               43.47%             $14,347.11        $102.59
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $4,347.11
  TOTAL ANNUAL FEES & EXPENSES                                                                $1,559.51

COLUMBIA SHORT TERM BOND FUND -- CLASS C SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              1.46%                3.54%             $10,354.00        $148.58
       2           10.25%              1.46%                7.21%             $10,720.53        $153.84
       3           15.76%              1.46%               11.00%             $11,100.04        $159.29
       4           21.55%              1.48%               14.91%             $11,490.76        $167.17
       5           27.63%              1.48%               18.95%             $11,895.23        $173.06
       6           34.01%              1.48%               23.14%             $12,313.95        $179.15
       7           40.71%              1.48%               27.47%             $12,747.40        $185.45
       8           47.75%              1.48%               31.96%             $13,196.11        $191.98
       9           55.13%              1.48%               36.61%             $13,660.61        $198.74
      10           62.89%              1.48%               41.41%             $14,141.46        $205.74
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $4,141.46
  TOTAL ANNUAL FEES & EXPENSES                                                                $1,763.01

COLUMBIA INTERMEDIATE CORE BOND FUND -- CLASS A SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              3.25%                            $10,000.00                             5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE       AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO             EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              0.83%                0.78%            $10,078.45        $406.98
       2           10.25%              0.83%                4.99%            $10,498.72         $85.40
       3           15.76%              0.83%                9.37%            $10,936.52         $88.96
       4           21.55%              0.83%               13.93%            $11,392.57         $92.67
       5           27.63%              0.83%               18.68%            $11,867.64         $96.53
       6           34.01%              0.83%               23.63%            $12,362.52        $100.56
       7           40.71%              0.83%               28.78%            $12,878.04        $104.75
       8           47.75%              0.83%               34.15%            $13,415.05        $109.12
       9           55.13%              0.83%               39.74%            $13,974.46        $113.67
      10           62.89%              0.83%               45.57%            $14,557.19        $118.41
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $4,557.19
  TOTAL ANNUAL FEES & EXPENSES                                                               $1,317.02

COLUMBIA INTERMEDIATE CORE BOND FUND -- CLASS B SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              1.58%                3.42%             $10,342.00        $160.70
       2           10.25%              1.58%                6.96%             $10,695.70        $166.20
       3           15.76%              1.58%               10.61%             $11,061.49        $171.88
       4           21.55%              1.58%               14.40%             $11,439.79        $177.76
       5           27.63%              1.58%               18.31%             $11,831.03        $183.84
       6           34.01%              1.58%               22.36%             $12,235.65        $190.13
       7           40.71%              1.58%               26.54%             $12,654.11        $196.63
       8           47.75%              1.58%               30.87%             $13,086.88        $203.35
       9           55.13%              0.83%               36.33%             $13,632.61        $110.89
      10           62.89%              0.83%               42.01%             $14,201.09        $115.51
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $4,201.09
  TOTAL ANNUAL FEES & EXPENSES                                                                $1,676.89

COLUMBIA INTERMEDIATE CORE BOND FUND -- CLASS C SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              1.58%                3.42%             $10,342.00        $160.70
       2           10.25%              1.58%                6.96%             $10,695.70        $166.20
       3           15.76%              1.58%               10.61%             $11,061.49        $171.88
       4           21.55%              1.58%               14.40%             $11,439.79        $177.76
       5           27.63%              1.58%               18.31%             $11,831.03        $183.84
       6           34.01%              1.58%               22.36%             $12,235.65        $190.13
       7           40.71%              1.58%               26.54%             $12,654.11        $196.63
       8           47.75%              1.58%               30.87%             $13,086.88        $203.35
       9           55.13%              1.58%               35.34%             $13,534.46        $210.31
      10           62.89%              1.58%               39.97%             $13,997.33        $217.50
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $3,997.33
  TOTAL ANNUAL FEES & EXPENSES                                                                $1,878.30

COLUMBIA TOTAL RETURN BOND FUND -- CLASS A SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              3.25%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              0.78%                0.83%             $10,083.29        $402.06
       2           10.25%              0.78%                5.09%             $10,508.80         $80.31
       3           15.76%              0.78%                9.52%             $10,952.27         $83.70
       4           21.55%              0.78%               14.14%             $11,414.46         $87.23
       5           27.63%              0.78%               18.96%             $11,896.15         $90.91
       6           34.01%              0.78%               23.98%             $12,398.16         $94.75
       7           40.71%              0.78%               29.21%             $12,921.37         $98.75
       8           47.75%              0.78%               34.67%             $13,466.65        $102.91
       9           55.13%              0.78%               40.35%             $14,034.94        $107.26
      10           62.89%              0.78%               46.27%             $14,627.22        $111.78
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $4,627.22
  TOTAL ANNUAL FEES & EXPENSES                                                                $1,259.65

COLUMBIA TOTAL RETURN BOND FUND -- CLASS B SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              1.53%                3.47%             $10,347.00        $155.65
       2           10.25%              1.53%                7.06%             $10,706.04        $161.06
       3           15.76%              1.53%               10.78%             $11,077.54        $166.64
       4           21.55%              1.53%               14.62%             $11,461.93        $172.43
       5           27.63%              1.53%               18.60%             $11,859.66        $178.41
       6           34.01%              1.53%               22.71%             $12,271.19        $184.60
       7           40.71%              1.53%               26.97%             $12,697.00        $191.01
       8           47.75%              1.53%               31.38%             $13,137.59        $197.63
       9           55.13%              0.78%               36.92%             $13,691.99        $104.64
      10           62.89%              0.78%               42.70%             $14,269.79        $109.05
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $4,269.79
  TOTAL ANNUAL FEES & EXPENSES                                                                $1,621.12

COLUMBIA TOTAL RETURN BOND FUND -- CLASS C SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              1.53%                3.47%             $10,347.00        $155.65
       2           10.25%              1.53%                7.06%             $10,706.04        $161.06
       3           15.76%              1.53%               10.78%             $11,077.54        $166.64
       4           21.55%              1.53%               14.62%             $11,461.93        $172.43
       5           27.63%              1.53%               18.60%             $11,859.66        $178.41
       6           34.01%              1.53%               22.71%             $12,271.19        $184.60
       7           40.71%              1.53%               26.97%             $12,697.00        $191.01
       8           47.75%              1.53%               31.38%             $13,137.59        $197.63
       9           55.13%              1.53%               35.93%             $13,593.46        $204.49
      10           62.89%              1.53%               40.65%             $14,065.15        $211.59
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $4,065.15
  TOTAL ANNUAL FEES & EXPENSES                                                                $1,823.52

COLUMBIA HIGH INCOME FUND -- CLASS A SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              4.75%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              1.08%               -1.02%              $9,898.38        $579.89
       2           10.25%              1.08%                2.86%             $10,286.40        $109.00
       3           15.76%              1.08%                6.90%             $10,689.62        $113.27
       4           21.55%              1.08%               11.09%             $11,108.66        $117.71
       5           27.63%              1.08%               15.44%             $11,544.12        $122.32
       6           34.01%              1.08%               19.97%             $11,996.65        $127.12
       7           40.71%              1.08%               24.67%             $12,466.91        $132.10
       8           47.75%              1.08%               29.56%             $12,955.62        $137.28
       9           55.13%              1.08%               34.63%             $13,463.48        $142.66
      10           62.89%              1.08%               39.91%             $13,991.25        $148.26
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $3,991.25
  TOTAL ANNUAL FEES & EXPENSES                                                                $1,729.61

COLUMBIA HIGH INCOME FUND -- CLASS B SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE       AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO             EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              1.83%                3.17%            $10,317.00        $185.90
       2           10.25%              1.83%                6.44%            $10,644.05        $191.79
       3           15.76%              1.83%                9.81%            $10,981.47        $197.87
       4           21.55%              1.83%               13.30%            $11,329.58        $204.15
       5           27.63%              1.83%               16.89%            $11,688.73        $210.62
       6           34.01%              1.83%               20.59%            $12,059.26        $217.29
       7           40.71%              1.83%               24.42%            $12,441.54        $224.18
       8           47.75%              1.83%               28.36%            $12,835.93        $231.29
       9           55.13%              1.08%               33.39%            $13,339.10        $141.35
      10           62.89%              1.08%               38.62%            $13,861.99        $146.89
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $3,861.99
  TOTAL ANNUAL FEES & EXPENSES                                                               $1,951.33

COLUMBIA HIGH INCOME FUND -- CLASS C SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              1.83%                3.17%             $10,317.00        $185.90
       2           10.25%              1.83%                6.44%             $10,644.05        $191.79
       3           15.76%              1.83%                9.81%             $10,981.47        $197.87
       4           21.55%              1.83%               13.30%             $11,329.58        $204.15
       5           27.63%              1.83%               16.89%             $11,688.73        $210.62
       6           34.01%              1.83%               20.59%             $12,059.26        $217.29
       7           40.71%              1.83%               24.42%             $12,441.54        $224.18
       8           47.75%              1.83%               28.36%             $12,835.93        $231.29
       9           55.13%              1.83%               32.43%             $13,242.83        $238.62
      10           62.89%              1.83%               36.63%             $13,662.63        $246.18
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $3,662.63
  TOTAL ANNUAL FEES & EXPENSES                                                                $2,147.90

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO COLUMBIA FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------


Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of the Fund's assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 under the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

BOND -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

CITIGROUP ALL BB&B-RATED HIGH YIELD MARKET INDEX -- an unmanaged index that measures the performance of below investment-grade debt securities rated

"BB" or "B" by Standard & Poor's Corporation and issued by corporations domiciled in the U.S. or Canada. All bonds in the index are publicly placed, have fixed coupons and are non-convertible. It is unavailable for investment and does not reflect fees, brokerage commissions and other expenses of investing.

COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CROSSING NETWORKS -- an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB HIGH YIELD INDEX -- an unmanaged trader-priced portfolio constructed to mirror the investable universe of the dollar-denominated high yield debt market. Issues must be publicly registered in the U.S. or issued under Rule 144A with registration rights. The index includes below investment grade, cash pay, zero-coupon, stepped-rate and pay-in-kind bonds with at least one year remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DEPOSITARY RECEIPTS -- evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVERSIFIED -- A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

DURATION -- a measure used to estimate how much a Fund's net asset value will fluctuate in response to a change in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The securities issued by the FHLMC are guaranteed as to timely payment of interest and the ultimate collection of principal only by the FHLMC and are not insured or guaranteed by the U.S. government.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. FNMA is a congressionally chartered company, although neither its common stock nor the securities it issues are insured or guaranteed by the U.S. government. The securities issued by FNMA are guaranteed as to timely payment of both principal and interest only by FNMA.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from one, or in some circumstances two, nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

FORWARD FOREIGN CURRENCY CONTRACTS -- a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUNDAMENTAL ANALYSIS -- a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- a government-owned corporation that is considered an agency of the U.S. government. It guarantees, with the full faith and credit of the U.S. government, full and timely payment of all principal and interest on its mortgage-backed securities.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

HIGH YIELD DEBT SECURITY -- a debt security (also known as a "junk" bond) that, at the time of purchase, is either rated by an NRSRO to be below investment-grade (e.g., rated "BB" or lower by S&P) or is unrated but believed by a Fund's portfolio manager(s) or portfolio management team to be of comparable quality.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

J.P. MORGAN EMERGING MARKET BOND GLOBAL INDEX -- an unmanaged index that covers 27 emerging market countries. Included in the index are U.S. dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by sovereign and quasi-sovereign entities. The index will only consider for inclusion emerging markets issues denominated in U.S. dollars, with a minimum current face outstanding of $500 million and at least 2 1/2 years to maturity (at the time each is added to the index). All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS 1-YEAR MUNICIPAL BOND INDEX -- an unmanaged index of state and local general obligation bonds, revenue bonds, insured bonds and pre-funded bonds with one to two years remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX -- an unmanaged index of state and local general obligation bonds, revenue bonds, insured bonds and pre-funded bonds with two to four years remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.
LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX -- an unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX -- an unmanaged index of all publicly issued investment grade corporate, U.S. Treasury, and U.S. government and agency securities with remaining maturities of one to ten years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX -- an unmanaged index of fixed rate mortgage pass-through securities issued by the Government National Mortgage Association (Ginnie Mae), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac). It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS MUNICIPAL BOND INDEX -- an unmanaged index of state and local general obligation bonds, revenue bonds, insured bonds and pre-funded bonds with remaining maturities of one year or more. It is not available for investment and does not reflect fees, brokerage commissions, or other expenses of investing.

LEHMAN BROTHERS QUALITY INTERMEDIATE MUNICIPAL INDEX -- an unmanaged index consisting of tax free bonds with a minimum quality rating of "A3" from Moody's and having a maturity range between two and eleven years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. AGGREGATE INDEX -- an unmanaged index made up of U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities and asset-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. AGGREGATE 1-3 YEARS INDEX -- an unmanaged index that measures yield, price and total return for government, Treasury, agency, corporate, mortgage and Yankee bonds with 1-3 years in average life. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. GOVERNMENT INDEX -- an unmanaged index of U.S. government agency and U.S. Treasury securities with remaining maturities of at least one year. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. GOVERNMENT INTERMEDIATE INDEX -- an unmanaged index of U.S. government agency and U.S. Treasury securities with remaining maturities between one and ten years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. HIGH YIELD INDEX -- an unmanaged index that measures yield, price and total return for corporate and non-corporate fixed rate, non-investment grade debt. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MERRILL LYNCH 1-3 YEAR MUNICIPAL INDEX -- an unmanaged index that tracks the performance of investment grade U.S. tax exempt bonds with remaining terms to final maturities of at least one year and less than three years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MERRILL LYNCH 1-3 YEAR TREASURY INDEX -- an unmanaged index of short-term U.S. Treasury bonds with maturities of one to three years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MONEY MARKET INSTRUMENT -- a high quality, short-term debt security that pays interest based on a fixed, variable or floating rate and is considered to mature in 13 months or less. Money market instruments include, but are not limited to, U.S. Treasury obligations, U.S. government obligations, certificates of deposit and time deposits, bankers' acceptances, commercial paper, corporate bonds, extendible commercial notes, asset backed securities, funding agreements, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MORTGAGE DOLLAR ROLLS -- transactions in which a Fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase those or similar securities at a mutually agreed-upon future date and lower price. The difference between the sale price and the repurchase price is known as the "drop."

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

OVER-THE-COUNTER MARKET -- a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

PRE-REFUNDED BOND -- a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

PRICE-TO-EARNINGS RATIO (P/E RATIO) -- the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

PRIVATE PLACEMENT -- a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

QUANTITATIVE ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

REAL ESTATE INVESTMENT TRUST (REIT) -- a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests. A REIT is a tax-advantaged entity with a special election under the Internal Revenue Code whose assets are composed primarily of such investments.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

RIGHT -- a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SENIOR SECURITY -- a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument. TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

ZERO-COUPON BOND -- a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

COLUMBIA MANAGEMENT.



Where to find more information

You'll find more information about Columbia Funds Government & Corporate Bond Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.


You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Columbia Funds:

Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

By telephone:
1.800.345.6611

By mail:
COLUMBIA FUNDS
C/O COLUMBIA FUNDS SERVICES
P.O. BOX 8081
BOSTON, MA 02266-8081

On the Internet:
WWW.COLUMBIAFUNDS.COM








SEC file number: 811-09645
Columbia Funds Series Trust

INT-36/111380--0606

COLUMBIA MANAGEMENT(R)


                               Columbia Marsico Funds
                               Prospectus -- Class A, B, C and R Shares
                               August 1, 2006



                               Columbia Marsico Growth Fund
                               Columbia Marsico Focused Equities Fund
                               Columbia Marsico 21st Century Fund
                               Columbia Marsico International Opportunities Fund



                               THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

                               ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


NOT FDIC-INSURED            NOT BANK ISSUED
    NO BANK
   GUARANTEE                MAY LOSE VALUE

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE COLUMBIA FUNDS FAMILY (COLUMBIA FUNDS OR COLUMBIA FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 85.

YOUR INVESTMENT IN A FUND IS NOT A BANK DEPOSIT OR OTHER OBLIGATION OF, OR ISSUED OR ENDORSED OR GUARANTEED BY, BANK OF AMERICA, N.A. (BANK OF AMERICA) OR ANY OF ITS AFFILIATES. YOUR INVESTMENT IN A FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUNDS AND MAY BE COMPENSATED OR INCENTED IN CONNECTION WITH THE SALE OF THE FUNDS.

YOUR INVESTMENT IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL INVESTED. YOUR INVESTMENT MAY LOSE MONEY.

--------------------------------------------------------------------------------


This booklet, which is called a prospectus, tells you about some Columbia Funds Stock Funds -- Columbia Marsico Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

ABOUT THE FUNDS

Columbia Marsico Funds invest primarily in equity securities. Columbia Marsico Focused Equities Fund and Columbia Marsico Growth Fund invest primarily in securities of large capitalization U.S. companies. Columbia Marsico 21st Century Fund invests primarily in securities of U.S. or foreign companies of any size. Columbia Marsico International Opportunities Fund invests primarily in equity securities of companies outside the U.S.

The Funds have different risk/return characteristics because they invest in different kinds of securities and have varying investment strategies.

Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have the highest risk. There's always a risk that you'll lose money or that you may not earn as much as you expect.

Foreign securities have the potential to provide you with higher returns than many other kinds of investments, but they also involve special risks not associated with investing in the U.S. stock market, which you need to be aware of before you invest. There's always the risk that you'll lose money or you may not earn as much as you expect.

CHOOSING THE RIGHT FUNDS FOR YOU

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

Columbia Marsico Funds generally focus on long-term growth. They may be suitable for you if:
  - you have longer-term investment goals
  - they're part of a balanced portfolio
  - you want to try to protect your portfolio against a loss of buying power that inflation can cause over time
They may not be suitable for you if:
  - you're not prepared to accept or are unable to bear the risks associated with equity securities or foreign securities
  - you have short-term investment goals
  - you're looking for a regular stream of income

You'll find a discussion of each Fund's investment objective, principal investment strategies and risks in the Fund descriptions that start on page 5.

FOR MORE INFORMATION


If you have any questions about the Funds, please call us at 1.800.345.6611 or contact your investment professional. For information regarding the purchase, sale and exchange of Class R shares of the Funds please contact your retirement plan administrator.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

AT BOARD MEETINGS SCHEDULED FOR MID-AUGUST 2006, THE BOARD OF TRUSTEES OF COLUMBIA FUNDS SERIES TRUST WILL BE ASKED TO TAKE VARIOUS ACTIONS TO ENABLE COLUMBIA MARSICO 21ST CENTURY FUND AND COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND TO OPERATE AS STAND-ALONE FUNDS. THIS PROSPECTUS DESCRIBES THESE FUNDS AS FEEDER FUNDS THAT INVEST ALL OF THEIR ASSETS IN A CORRESPONDING MASTER PORTFOLIO THAT, IN TURN, INVESTS IN INDIVIDUAL PORTFOLIO SECURITIES. IF THE BOARD DECIDES TO TAKE THESE ACTIONS, THE FUNDS WILL INVEST DIRECTLY IN INDIVIDUAL PORTFOLIO SECURITIES RATHER THAN IN CORRESPONDING MASTER PORTFOLIOS.

SPECIFICALLY, THE BOARD WILL BE ASKED TO ADOPT/APPROVE AN ADVISORY AGREEMENT WITH THE ADVISER, AND A SUB-ADVISORY AGREEMENT WITH THE SUB-ADVISER FOR THESE FUNDS, ON THE SAME TERMS AS ARE DESCRIBED HEREIN FOR THE MASTER PORTFOLIOS, AS WELL AS A SINGLE INTEGRATED ADMINISTRATION AGREEMENT COMBINING THE FUND-LEVEL ADMINISTRATIVE DUTIES AND FEES WITH THOSE AT THE CORRESPONDING MASTER PORTFOLIO-LEVEL. THESE ACTIONS WILL NOT RESULT IN ANY CHANGE IN TOTAL FEES OR THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES AS THEY ARE DESCRIBED IN THIS PROSPECTUS. NOR WILL THEY RESULT IN A CHANGE IN THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS, EXCEPT THAT THE DISCLOSED RISKS OF INVESTING IN A MASTER-FEEDER STRUCTURE WILL NO LONGER APPLY. THERE WILL BE NO TRANSACTION OR OTHER COSTS CHARGED TO FUND SHAREHOLDERS AND NO FEDERAL INCOME TAX CONSEQUENCES AS A RESULT OF THE ACTIONS.

SHAREHOLDER APPROVAL IS NOT REQUIRED TO IMPLEMENT THESE ACTIONS AND, ACCORDINGLY, WILL NOT BE REQUESTED. THIS PROSPECTUS WILL BE SUPPLEMENTED BY THE END OF AUGUST IF THE ACTIONS ARE NOT APPROVED BY THE BOARD OR ARE NOT IMPLEMENTED AS DESCRIBED.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

COLUMBIA MANAGEMENT ADVISORS, LLC (THE ADVISER) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND. THE ADVISER AND COLUMBIA FUNDS HAVE ENGAGED A SUB-ADVISER WHICH IS RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR EACH OF THE FUNDS.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE SUB-ADVISER STARTING ON PAGE 32.

--------------------------------------------------------------------------------


COLUMBIA MARSICO GROWTH FUND                                     5
Sub-adviser: Marsico Capital Management, LLC
------------------------------------------------------------------
COLUMBIA MARSICO FOCUSED EQUITIES FUND                          11
Sub-adviser: Marsico Capital Management, LLC
------------------------------------------------------------------
COLUMBIA MARSICO 21ST CENTURY FUND                              17
Sub-adviser: Marsico Capital Management, LLC
------------------------------------------------------------------
COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND               23
Sub-adviser: Marsico Capital Management, LLC
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     30
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       32

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Choosing a share class                                        35
     About Class A shares                                       36
        Front-end sales charge                                  36
        Contingent deferred sales charge                        37
     About Class B shares                                       38
        Contingent deferred sales charge                        38
     About Class C shares                                       39
        Contingent deferred sales charge                        39
     About Class R shares                                       40
     Redemption fees                                            40
     When you might not have to pay a sales charge
        or redemption fee                                       41
  Buying, selling and exchanging shares                         48
     How orders are processed                                   53
  How selling and servicing agents are paid                     60
  Distributions and taxes                                       63
  Legal matters                                                 66
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            67
------------------------------------------------------------------
HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION                 77
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   85
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

COLUMBIA MARSICO GROWTH FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MARSICO CAPITAL MANAGEMENT, LLC (MARSICO CAPITAL) IS ITS SUB-ADVISER. THOMAS F. MARSICO IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL AND MR. MARSICO STARTING ON PAGE 33.

WHY INVEST IN A GROWTH FUND?

GROWTH FUNDS INVEST IN COMPANIES THAT HAVE THE POTENTIAL FOR SIGNIFICANT INCREASES IN REVENUE OR EARNINGS. THESE ARE TYPICALLY COMPANIES THAT ARE DEVELOPING OR APPLYING NEW TECHNOLOGIES, PRODUCTS OR SERVICES IN GROWING INDUSTRY SECTORS.

WHILE THIS FUND INVESTS IN A WIDE RANGE OF COMPANIES AND INDUSTRIES, IT HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF FUNDS. THIS MEANS IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED FUNDS. IT ALSO MEANS IT MAY HAVE RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Columbia Marsico Growth Master Portfolio
                   (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

The Master Portfolio invests primarily in equity securities of large-capitalization companies with a market capitalization of $4 billion or more that are selected for their growth potential. It generally holds a core position of between 35 and 50 common stocks. It may hold up to 25% of its assets in foreign securities.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

In selecting investments for the Master Portfolio, Marsico Capital uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macroeconomic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico Capital may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico Capital seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico Capital has observed.

Marsico Capital then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico Capital may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management, as well as with its customers and (as relevant) suppliers, distributors and competitors. Marsico Capital also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico Capital in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico Capital may reduce or sell investments in portfolio companies if, in the opinion of Marsico Capital, a company's fundamentals change substantially, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The Master Portfolio's core investments generally are comprised of established companies and securities that exhibit growth characteristics. However, the Master Portfolio also may typically include companies with more aggressive growth characteristics and companies undergoing significant changes: e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Marsico Growth Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- Marsico Capital uses an investment strategy that tries to identify equities with growth potential. There is a risk that the value of these investments will not rise as high as Marsico Capital expects, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1998     1999     2000     2001     2002     2003     2004     2005
                ----     ----     ----     ----     ----     ----     ----     ----
               38.62%   52.11%   -15.47%  -19.76%  -15.29%  28.65%   15.39%    5.85%



               *Year-to-date return as of June 30, 2006: -0.85%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1999:           35.19%
         WORST: 3RD QUARTER 2001:         -17.33%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

BECAUSE CLASS R SHARES HAVE NOT BEEN OFFERED FOR A FULL CALENDAR YEAR, NO PERFORMANCE IS SHOWN FOR CLASS R SHARES.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the S&P 500 Index, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                                         1 YEAR   5 YEARS    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES             -0.21%    0.14%     7.58%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                 -0.21%    0.14%     7.53%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES         -0.14%    0.12%     6.63%



         CLASS B SHARES RETURNS BEFORE TAXES              0.09%    0.18%     7.61%



         CLASS C SHARES RETURNS BEFORE TAXES              4.08%    0.57%     7.62%



         S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                       4.91%    0.54%     4.79%

      *THE INCEPTION DATE OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       IS DECEMBER 31, 1997. THE RETURN FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STAGE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class A, B, C and R shares can be found in the section HYPOTHETICAL
                   INVESTMENT AND EXPENSE INFORMATION.

         SHAREHOLDER FEES
         (Fees paid directly from your        Class A   Class B   Class C   Class R
         investment)                          Shares    Shares    Shares    Shares
         Maximum sales charge (load) imposed
         on purchases, as a % of offering
         price                                 5.75%      N/A       N/A       N/A



         Maximum deferred sales charge
         (load) as a % of the lower of the
         original purchase price or net
         asset value                           1.00%(1)  5.00%(2)  1.00%(3)   N/A



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from
         the Fund's assets)(5)



         Management fees(6)                    0.86%     0.86%     0.86%     0.86%



         Distribution (12b-1) and
         shareholder servicing fees            0.25%     1.00%     1.00%     0.50%



         Other expenses(7,8)                   0.13%     0.13%     0.13%     0.13%
                                              ------    ------    ------    ------



         Total annual Fund operating
           expenses                            1.24%     1.99%     1.99%     1.49%
                                              ======    ======    ======    ======

      (1)This charge applies to investors who buy $1 million or more of Class A shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (6)The Fund pays an investment advisory fee of 0.64% and an administration fee of 0.22%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.75% for assets up to $500 million; 0.70% for assets in excess of $500 million and up to $1 billion; 0.65% for assets in excess of $1 billion and up to $1.5 billion; 0.60% for assets in excess of $1.5 billion and up to $3 billion; 0.58% for assets in excess of $3 billion and up to $6 billion; and 0.56% in excess of $6 billion.

      (7)Other expenses have been restated to reflect contractual changes to the fees paid by the Fund for transfer agency services effective April 1, 2006.

      (8)The Fund's transfer agent has voluntarily agreed to waive a portion of its fees (which are included in other expenses), for accounts other than omnibus accounts, so that transfer agent fees (exclusive of out-of-pocket expenses) will not exceed 0.02% annually. If this fee waiver were reflected in this table, other expenses would be 0.12% for all share classes, and total annual Fund operating expenses would be 1.23%, 1.98%, 1.98% and 1.48% for Class A, Class B, Class C and Class R shares respectively. The Fund's transfer agent, at its discretion, may revise or discontinue this arrangement at any time.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B, Class C or Class R shares of the Fund for the time periods indicated then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - Class B shares convert to Class A shares after you've owned them for eight years

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $694     $946     $1,217     $1,989



         CLASS B SHARES                          $702     $924     $1,273     $2,123



         CLASS C SHARES                          $302     $624     $1,073     $2,317



         CLASS R SHARES                          $152     $471     $  813     $1,779

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $202     $624     $1,073     $2,123



         CLASS C SHARES                          $202     $624     $1,073     $2,317

COLUMBIA MARSICO FOCUSED EQUITIES FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MARSICO CAPITAL IS ITS SUB-ADVISER. THOMAS F. MARSICO IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL AND MR. MARSICO STARTING ON PAGE 33.

WHAT IS A FOCUSED FUND?

A FOCUSED FUND INVESTS IN A SMALL NUMBER OF COMPANIES. THIS FUND FOCUSES ON LARGE, ESTABLISHED AND WELL-KNOWN U.S. COMPANIES.

BECAUSE A FOCUSED FUND HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF FUNDS, IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED FUNDS. IT MAY EARN RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Columbia Marsico Focused Equities Master
                   Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in equity securities. The investments will mostly consist of equity securities of large-capitalization companies with a market capitalization of $4 billion or more. The Master Portfolio, which is non-diversified, generally holds a core position of 20 to 30 common stocks that are selected for their long-term growth potential. It may invest up to 25% of its assets in foreign securities.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

In selecting investments for the Master Portfolio, Marsico Capital uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macroeconomic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico Capital may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico Capital seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico Capital has observed.

Marsico Capital then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico Capital may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management, as well as with its customers and (as relevant) suppliers, distributors and competitors. Marsico Capital also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico Capital in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico Capital may reduce or sell investments in portfolio companies if, in the opinion of Marsico Capital, a company's fundamentals change substantially, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The Master Portfolio's core investments generally are comprised of established companies and securities that exhibit growth characteristics. However, the Master Portfolio also may typically include companies with more aggressive growth characteristics and companies undergoing significant changes: e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition.


--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Marsico Focused Equities Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

      - HOLDING FEWER INVESTMENTS -- The Master Portfolio is considered to be non-diversified because it may hold fewer investments than other kinds of equity funds. This increases the risk that its value could go down significantly if even only one of its investments performs poorly. The value of the Master Portfolio will tend to have greater price swings than the value of more diversified equity funds. The Master Portfolio may become a diversified fund by limiting the investments in which more than 5% of its total assets are invested.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1998     1999     2000     2001     2002     2003     2004     2005
                ----     ----     ----     ----     ----     ----     ----     ----
               50.14%   52.85%   -17.32%  -19.11%  -15.73%  31.34%   10.67%    9.59%



               *Year-to-date return as of June 30, 2006: -0.59%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1999:           33.11%
         WORST: 1ST QUARTER 2001:         -17.82%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the S&P 500 Index, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 Index is not available for investments and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                                         1 YEAR   5 YEARS    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES              3.27%    0.46%     8.65%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                  3.27%    0.46%     8.56%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES          2.12%    0.39%     7.57%



         CLASS B SHARES RETURNS BEFORE TAXES              3.82%    0.51%     8.70%



         CLASS C SHARES RETURNS BEFORE TAXES              7.73%    0.90%     8.73%



         S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                       4.91%    0.54%     4.79%

      *THE INCEPTION DATE OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       IS DECEMBER 31, 1997. THE RETURN FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STAGE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class A, B and C shares can be found in the section HYPOTHETICAL INVESTMENT
                   AND EXPENSE INFORMATION.

         SHAREHOLDER FEES                            Class A      Class B      Class C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          5.75%      N/A          N/A



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                     1.00%(1)     5.00%(2)     1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)(5)



         Management fees(6)                           0.86%        0.86%        0.86%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%



         Other expenses(7,8)                          0.16%        0.16%        0.16%
                                                       -------      -------      -------



         Total annual Fund operating expenses         1.27%        2.02%        2.02%
                                                       =======      =======      =======

      (1)This charge applies to investors who buy $1 million or more of Class A shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (6)The Fund pays an investment advisory fee of 0.64% and an administration fee of 0.22%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.75% for assets up to $500 million; 0.70% for assets in excess of $500 million and up to $1 billion; 0.65% for assets in excess of $1 billion and up to $1.5 billion; 0.60% for assets in excess of $1.5 billion and up to $3 billion; 0.58% for assets in excess of $3 billion and up to $6 billion; and 0.56% in excess of $6 billion.

      (7)Other expenses have been restated to reflect contractual changes to the fees paid by the Fund for transfer agency services effective April 1, 2006.

      (8)The Fund's transfer agent has voluntarily agreed to waive a portion of its fees (which are included in other expenses), for accounts other than omnibus accounts, so that transfer agent fees (exclusive of out-of-pocket expenses) will not exceed 0.02% annually. If this fee waiver were reflected in this table, other expenses would be 0.12% for all share classes, and total annual Fund operating expenses would be 1.23%, 1.98% and 1.98% for Class A, Class B and Class C shares respectively. The Fund's transfer agent, at its discretion, may revise or discontinue this arrangement at any time.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - Class B shares convert to Class A shares after you've owned them for eight years

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $697     $955     $1,232     $2,021



         CLASS B SHARES                          $705     $934     $1,288     $2,155



         CLASS C SHARES                          $305     $634     $1,088     $2,348

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $205     $634     $1,088     $2,155



         CLASS C SHARES                          $205     $634     $1,088     $2,348

COLUMBIA MARSICO 21ST CENTURY FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOME-TIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MARSICO CAPITAL IS ITS SUB-ADVISER. CORYDON J. GILCHRIST IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL AND MR. GILCHRIST STARTING ON PAGE
 33.

WHAT IS A MULTI-CAP FUND?

A MULTI-CAP FUND INVESTS IN COMPANIES ACROSS THE CAPITALIZATION SPECTRUM -- SMALL, MID AND LARGE COMPANIES. AS A MULTI-CAP FUND, THIS FUND MAY INVEST IN LARGE, ESTABLISHED AND WELL-KNOWN U.S. AND FOREIGN COMPANIES, AS WELL AS SMALL, NEW AND RELATIVELY UNKNOWN COMPANIES THAT ARE BELIEVED TO HAVE THE POTENTIAL TO GROW SIGNIFICANTLY.

WHILE THIS FUND INVESTS IN A WIDE RANGE OF COMPANIES AND INDUSTRIES, IT HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF FUNDS. THIS MEANS IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED FUNDS. IT ALSO MEANS IT MAY HAVE RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Columbia Marsico 21st Century Master
                   Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

The Master Portfolio is an aggressive growth fund that primarily invests in equity securities of companies of any capitalization size and will generally hold a core position of between 35 and 50 common stocks. The Master Portfolio may invest without limit in foreign securities.

The Master Portfolio may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

The Master Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

In selecting investments for the Master Portfolio, Marsico Capital uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macroeconomic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico Capital may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico Capital seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico Capital has observed.

Marsico Capital then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico Capital may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management, as well as with its customers and (as relevant) suppliers, distributors and competitors. Marsico Capital also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico Capital in projecting potential earnings growth and other important company financial characteristics under different scenarios.

Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico Capital may reduce or sell investments in portfolio companies if, in the opinion of Marsico Capital, a company's fundamentals change substantially, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The Master Portfolio's core investments generally are comprised of established companies and securities that exhibit growth characteristics. However, the Master Portfolio also may typically include companies with more aggressive growth characteristics and companies undergoing significant changes: e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Marsico 21st Century Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

      - STOCK MARKET RISK -- The value of any stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - SMALL COMPANY RISK -- Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio may invest without limitation in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                2001     2002     2003     2004     2005
                ----     ----     ----     ----     ----
               -18.64%  -9.80%   48.56%   21.94%    7.98%



               *Year-to-date return as of June 30, 2006: 7.96%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:           22.13%
         WORST: 3RD QUARTER 2001:         -18.96%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

BECAUSE CLASS R SHARES HAVE NOT BEEN OFFERED FOR A FULL CALENDAR YEAR, NO PERFORMANCE IS SHOWN FOR CLASS R SHARES.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the Russell 3000 Index, an unmanaged index of the 3,000 largest U.S. companies ranked by market capitalization. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                        1 YEAR   5 YEARS    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES             1.78%    6.23%     2.53%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                 1.77%    6.23%     2.53%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES         1.16%    5.39%     2.17%



         CLASS B SHARES RETURNS BEFORE TAXES             2.22%    6.39%     2.67%



         CLASS C SHARES RETURNS BEFORE TAXES             6.22%    6.70%     2.83%



         RUSSELL 3000 INDEX (REFLECTS NO DEDUCTIONS
           FOR FEES, EXPENSES OR TAXES)                  6.12%    1.58%    -0.66%

      *THE INCEPTION DATE OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       IS APRIL 10, 2000. THE RETURN FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STAGE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class A, B, C and R shares can be found in the section HYPOTHETICAL
                   INVESTMENT AND EXPENSE INFORMATION.

         SHAREHOLDER FEES
         (Fees paid directly from your   Class A      Class B      Class C      Class R
         investment)                      Shares       Shares       Shares       Shares
         Maximum sales charge (load)
         imposed on purchases, as a %
         of offering price                5.75%      N/A          N/A          N/A



         Maximum deferred sales charge
         (load) as a % of the lower of
         the original purchase price
         or net asset value               1.00%(1)     5.00%(2)     1.00%(3)   N/A



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)(5)



         Management fees(6)               0.96%        0.96%        0.96%        0.96%



         Distribution (12b-1) and
         shareholder servicing fees       0.25%        1.00%        1.00%        0.50%



         Other expenses(7,8)              0.16%        0.16%        0.16%        0.16%
                                           -------      -------      -------      -------



         Total annual Fund operating
           expenses                       1.37%        2.12%        2.12%        1.62%
                                           =======      =======      =======      =======

      (1)This charge applies to investors who buy $1 million or more of Class A shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (6)The Fund pays an investment advisory fee of 0.74% and an administration fee of 0.22%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.75% for assets up to $500 million; 0.70% for assets in excess of $500 million and up to $1 billion; 0.65% for assets in excess of $1 billion and up to $1.5 billion; 0.60% for assets in excess of $1.5 billion and up to $3 billion; 0.58% for assets in excess of $3 billion and up to $6 billion; and 0.56% in excess of $6 billion.

      (7)Other expenses have been restated to reflect contractual changes to the fees paid by the Fund for transfer agency services effective April 1, 2006.

      (8)The Fund's transfer agent has voluntarily agreed to waive a portion of its fees (which are included in other expenses), for accounts other than omnibus accounts, so that transfer agent fees (exclusive of out-of-pocket expenses) will not exceed 0.02% annually. If this fee waiver were reflected in this table, other expenses would be 0.13% for all share classes, and total annual Fund operating expenses would be 1.34%, 2.09%, 2.09% and 1.59% for Class A, Class B, Class C and Class R shares, respectively. The Fund's transfer agent, at its discretion, may revise or discontinue this arrangement at any time.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B, Class C or Class R shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - Class B shares convert to Class A shares after you've owned them for eight years

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $706     $984     $1,282     $2,127



         CLASS B SHARES                          $715     $964     $1,339     $2,261



         CLASS C SHARES                          $315     $664     $1,139     $2,452



         CLASS R SHARES                          $165     $511     $  881     $1,922

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $215     $664     $1,139     $2,261



         CLASS C SHARES                          $215     $664     $1,139     $2,452

COLUMBIA MARSICO INTERNATIONAL
OPPORTUNITIES FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MARSICO CAPITAL IS ITS SUB-ADVISER. JAMES G. GENDELMAN IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL AND MR. GENDELMAN STARTING ON PAGE
 33.

WHAT IS AN INTERNATIONAL FUND?

INTERNATIONAL STOCK FUNDS INVEST IN A DIVERSIFIED PORTFOLIO OF COMPANIES LOCATED IN MARKETS THROUGHOUT THE WORLD. THESE COMPANIES CAN OFFER INVESTMENT OPPORTUNITIES THAT ARE NOT AVAILABLE IN THE UNITED STATES. INVESTING INTERNATIONALLY ALSO INVOLVES SPECIAL RISKS NOT ASSOCIATED WITH INVESTING IN THE U.S. STOCK MARKET.

WHILE THIS FUND INVESTS IN A WIDE RANGE OF COMPANIES AND INDUSTRIES, IT HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF FUNDS. THIS MEANS IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED FUNDS. IT ALSO MEANS IT MAY HAVE RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Columbia Marsico International
                   Opportunities Master Portfolio (the Master Portfolio). The Master Portfolio has
                   the same investment objective as the Fund.

The Master Portfolio normally invests at least 65% of its assets in common stocks of foreign companies. While the Master Portfolio may invest in companies of any size, it focuses on large companies. These companies are selected for their long-term growth potential. The Master Portfolio normally invests in issuers from at least three different countries not including the United States and generally holds a core position of 35 to 50 common stocks. The Master Portfolio may invest in common stocks of companies operating in emerging markets.

The Master Portfolio may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

The Master Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

In selecting investments for the Master Portfolio, Marsico Capital uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macroeconomic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico Capital may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico Capital seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico Capital has observed.

Marsico Capital then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico Capital may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management, as well as with its customers and (as relevant) suppliers, distributors and competitors. Marsico Capital also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico Capital in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico Capital may reduce or sell investments in portfolio companies if, in the opinion of Marsico Capital, a company's fundamentals change substantially, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The Master Portfolio's core investments generally are comprised of established companies and securities that exhibit growth characteristics. However, the Master Portfolio also may typically include companies with more aggressive growth characteristics and companies undergoing significant changes: e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition.


--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Marsico International Opportunities Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

      - STOCK MARKET RISK -- The value of any stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If the Master Portfolio invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - EMERGING MARKETS RISK -- Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Middle East, Asia or Africa, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic downturns in other countries. Some emerging countries have a higher risk of currency devaluations, and some countries may experience long periods of high inflation or rapid changes in inflation rates.

      - FUTURES RISK -- The Master Portfolio may use futures contracts to convert currencies and to hedge against changes in foreign currency exchange rates. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Master Portfolio's volatility.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                2001     2002     2003     2004     2005
                ----     ----     ----     ----     ----
               -14.74%  -7.77%   40.24%   16.76%   19.74%



               *Year-to-date return as of June 30, 2006: 6.54%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:           20.20%
         WORST: 3RD QUARTER 2001:         -18.23%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, TAXES, FEES, BROKERAGE COMMISSIONS OR OTHER EXPENSES OF INVESTING.

BECAUSE CLASS R SHARES HAVE NOT BEEN OFFERED FOR A FULL CALENDAR YEAR, NO PERFORMANCE IS SHOWN FOR CLASS R SHARES.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the MSCI EAFE Index, an unmanaged, capitalization-weighted index consisting of securities listed on exchanges in European, Australasian and Far Eastern markets. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                                         1 YEAR   5 YEARS    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES             12.81%    7.76%     5.84%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                 11.90%    7.42%     5.53%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES          9.09%    6.56%     4.89%



         CLASS B SHARES RETURNS BEFORE TAXES             13.85%    7.94%     6.06%



         CLASS C SHARES RETURNS BEFORE TAXES             17.85%    8.21%     6.20%



         MSCI EAFE INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                      13.54%    4.55%     2.89%

      *THE INCEPTION DATE OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       IS AUGUST 1, 2000. THE RETURN FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STAGE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class A, B, C and R shares can be found in the section HYPOTHETICAL
                   INVESTMENT AND EXPENSE INFORMATION.

         SHAREHOLDER FEES
         (Fees paid directly from your         Class A   Class B   Class C   Class R
         investment)                           Shares    Shares    Shares    Shares
         Maximum sales charge (load) imposed
         on purchases, as a % of offering
         price                                  5.75%      N/A       N/A       N/A



         Maximum deferred sales charge (load)
         as a % of the lower of the original
         purchase price or net asset value     1.00%(1)  5.00%(2)  1.00%(3)    N/A



         Redemption fee (as a percentage of
         total redemption proceeds)(4)          2.00%     2.00%     2.00%     2.00%






         ANNUAL FUND OPERATING EXPENSES(5)
         (Expenses that are deducted from the Fund's assets)(6)



         Management fees(7)                     1.02%     1.02%     1.02%     1.02%



         Distribution (12b-1) and shareholder
         servicing fees                         0.25%     1.00%     1.00%     0.50%



         Other expenses                         0.07%     0.07%     0.07%     0.07%
                                                 -----     -----     -----     -----



         Total annual Fund operating
           expenses(8)                          1.34%     2.09%     2.09%     1.59%

      (1)This charge applies to investors who buy $1 million or more of Class A shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The redemption fee may apply to shares that are redeemed (either by selling your shares or exchanging into another Fund) within 60 days of purchase. Please see CHOOSING A SHARE CLASS -- REDEMPTION FEES for details.

      (5)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (6)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (7)The Fund pays an investment advisory fee of 0.80% and an administration fee of 0.22%.

      (8)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 1.75%, 2.50%, 2.50% and 2.00%, respectively, for Class A, Class B, Class C and Class R shares until July 31, 2007. There is no guarantee that these limitations will continue after July 31, 2007.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B, Class C or Class R Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - Class B shares convert to Class A shares after you've owned them for eight years

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $704     $975     $1,267     $2,095



         CLASS B SHARES                          $712     $955     $1,324     $2,229



         CLASS C SHARES                          $312     $655     $1,124     $2,421



         CLASS R SHARES                          $162     $502     $  866     $1,889

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $212     $655     $1,124     $2,229



         CLASS C SHARES                          $212     $655     $1,124     $2,421

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Fund's investment objective, principal investment strategies and risks in the descriptions starting on page
5. The following are some other risks and information you should consider before you invest:

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Any Fund with an 80% Policy may change it without shareholder approval by giving shareholders at least 60 days' notice. Other investment policies of any Fund may be changed only with shareholder approval.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Master Portfolios may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio manager or portfolio management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      - INVESTMENT IN COLUMBIA MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Master Portfolios may invest their assets in the Columbia Money Market Funds. The Adviser and its affiliates are entitled to receive fees from the Columbia Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Master Portfolios for services provided directly. The Adviser may waive fees which it is entitled to receive from either the Columbia Money Market Funds or the Master Portfolios.

      - FOREIGN INVESTMENT RISK -- Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments, which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If a Fund invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to foreign investments.

      - INVESTING DEFENSIVELY -- A Master Portfolio may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

      - SECURITIES LENDING PROGRAM -- A Master Portfolio may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned. It is possible that some of the approved broker-dealers or other financial institutions involved in the loans may be affiliates of Bank of America.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, distribution, administration, shareholder servicing, transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Columbia Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Columbia Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI and on the Columbia Funds' website. In addition, a complete list of each Fund's portfolio holdings for each calendar month will be available on the Columbia Funds website at www.columbiafunds.com under Fund Portfolio Data, 30 calendar days following each month-end and will remain posted on the website for three months.

      - PORTFOLIO TURNOVER -- A Master Portfolio that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxable to individual shareholders at higher rates than long-term capital gains for federal income tax purposes. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. You'll find the portfolio turnover rates for the Master Portfolios in FINANCIAL HIGHLIGHTS or in the Funds' annual report.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- Each Fund may incur significant transaction costs that are in addition to the total annual Fund operating expenses disclosed in the fee tables. These transaction costs are made up of all the costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Fund's transaction costs are not.

How the Funds are managed
(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER (COLUMBIA MANAGEMENT ADVISORS, LLC) AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 100 mutual fund portfolios in the Columbia Funds Family, including the Stock Funds described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities and money market instruments. The Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions.

Columbia Management currently has approximately $312 billion in assets under management, which consists of assets under the discretionary management of both the Adviser and Columbia Wanger Asset Management, L.P.

Columbia Funds pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. The Adviser uses part of this money to pay the investment sub-adviser for the services it provides to the Funds.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with the Adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

The Adviser has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2007. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that the Adviser will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees the Adviser can receive, along with the actual advisory fees the Adviser and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements. Certain Funds have a breakpoint schedule for their advisory fees. Please refer to the fee tables of the Funds for the specifics of any applicable breakpoint schedule.

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  COLUMBIA MARSICO GROWTH FUND(1)                             0.75%        0.64%



  COLUMBIA MARSICO FOCUSED EQUITIES FUND(1)                   0.75%        0.64%



  COLUMBIA MARSICO 21ST CENTURY FUND(1)                       0.75%        0.74%



  COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND(1)        0.80%        0.80%

(1)These Funds don't have their own investment adviser because they invest in Columbia Marsico Growth Master Portfolio, Columbia Marsico Focused Equities Master Portfolio, Columbia Marsico 21st Century Master Portfolio, and Columbia Marsico International Opportunities Master Portfolio, respectively. The Adviser earns its fee as the investment adviser to the Master Portfolios.

INVESTMENT SUB-ADVISER

Columbia Funds and the Adviser engage one or more investment sub-advisers for the Master Portfolios to make day-to-day investment decisions for the Master Portfolio. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Master Portfolios' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Master Portfolio:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and the Master Portfolios have applied for relief from the SEC to permit the Master Portfolios to act on many of the Adviser's recommendations with approval only by the Board and not by Fund shareholders. The Adviser or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Master Portfolios obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

A discussion regarding the basis for the Board of Trustees approving the investment sub-advisory agreement with each sub-adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

Columbia Funds and the Adviser have engaged the following investment sub-adviser to provide day-to-day portfolio management for the Funds. This sub-adviser functions under the supervision of the Adviser and the Board of Columbia Funds.

Information about the sub-adviser and the portfolio managers of the sub-adviser that are responsible for the day-to-day investment decisions for the Funds is provided below. The SAI provides additional information about the compensation of these portfolio managers, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

--------------------------------------------------------------------------------

MARSICO CAPITAL MANAGEMENT, LLC

1200 17TH STREET
SUITE 1600
DENVER, COLORADO 80202

--------------------------------------------------------------------------------


MARSICO CAPITAL MANAGEMENT, LLC

Marsico Capital was organized in 1997 as a registered investment adviser and is an indirect, wholly-owned subsidiary of Bank of America. Marsico Capital provides investment services to mutual funds and private accounts and as of December 31, 2005, had approximately $63 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of Marsico Capital.

Marsico Capital is the investment sub-adviser to:

  - Columbia Marsico Growth Master Portfolio

  - Columbia Marsico Focused Equities Master Portfolio

  - Columbia Marsico 21st Century Master Portfolio

  - Columbia Marsico International Opportunities Master Portfolio

THOMAS F. MARSICO is the Chief Investment Officer of Marsico Capital, and has managed the investment program of Columbia Marsico Focused Equities Master Portfolio and Columbia Marsico Growth Master Portfolio since December 1997. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager.

CORYDON J. GILCHRIST, CFA has been the portfolio manager of Columbia Marsico 21st Century Master Portfolio since February 2003 and has been the portfolio manager of Columbia Marsico MidCap Growth Fund since November 2004. Prior to joining Marsico Capital in May of 2000, Mr. Gilchrist spent four years as an international portfolio manager and analyst at Invista Capital Management, where he served on a committee that managed several international equity funds. He holds BBA and MBA degrees from the University of Iowa, and holds a CFA charter.

JAMES G. GENDELMAN has been the portfolio manager of Columbia Marsico International Opportunities Master Portfolio since August 2000. Prior to joining Marsico Capital in May 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs & Co. He holds a Bachelor's degree in Accounting from Michigan State University and an MBA in Finance from the University of Chicago. Mr. Gendelman was a certified public accountant for Ernst & Young from 1983 to 1985.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02111-2621

--------------------------------------------------------------------------------


OTHER SERVICE PROVIDERS

The Funds are distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer and an indirect, wholly-owned subsidiary of Bank of America Corporation. The Distributor may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------


Columbia Management Advisors, LLC is the administrator of the Funds (Administrator), and is responsible for overseeing the administrative operations of the Funds. The Funds pay the Administrator a fee of 0.22%* for its services, plus certain out-of-pocket expenses.

*This amount represents the combined administration fees paid by the Funds and their respective Master Portfolios.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc. is the transfer agent for the Funds' shares (Transfer Agent), and is an indirect, wholly-owned subsidiary of Bank of America Corporation. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

WE'VE USED THE TERM INVESTMENT PROFESSIONAL TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING CLASS A, CLASS B AND CLASS C SHARES OF THE COLUMBIA FUNDS. SELLING AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.

WE'VE USED THE TERM RETIREMENT PLAN ADMINISTRATOR TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING CLASS R SHARES OF THE FUNDS.




 FOR MORE INFORMATION ABOUT HOW TO CHOOSE A SHARE CLASS, CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL US AT 1.800.345.6611.




 BEFORE YOU INVEST, PLEASE NOTE THAT, OVER TIME, DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES WILL INCREASE THE COST OF YOUR INVESTMENT, AND MAY COST YOU MORE THAN ANY SALES CHARGES YOU MAY PAY. FOR MORE INFORMATION, SEE HOW SELLING AND SERVICING AGENTS ARE PAID.

--------------------------------------------------------------------------------

Choosing a share class
(ABC SHARE GRAPHIC)

Before you can invest in the Funds, you'll need to choose a share class. There are four classes of shares of each Fund offered by this prospectus. Each class has its own sales charges and fees. In certain circumstances, these sales charges and fees may be reduced or waived, as described below and in the SAI. The table below compares the charges and fees and other features of the share classes.

                             CLASS A              CLASS B              CLASS C              CLASS R
                              SHARES               SHARES               SHARES               SHARES
 MAXIMUM AMOUNT
 YOU CAN BUY                 NO LIMIT          UP TO $50,000       UP TO $1 MILLION         NO LIMIT



 MAXIMUM FRONT-END
 SALES CHARGE                 5.75%                 NONE                 NONE                 NONE



 MAXIMUM DEFERRED
 SALES CHARGE                1.00%(1)             5.00%(2)             1.00%(3)               NONE



 REDEMPTION FEE(4)            2.00%                2.00%                2.00%                2.00%



 MAXIMUM ANNUAL         0.25% DISTRIBUTION   0.75% DISTRIBUTION   0.75% DISTRIBUTION   0.50% DISTRIBUTION
 DISTRIBUTION AND        (12B-1)/SERVICE      (12B-1) FEE AND      (12B-1) FEE AND        (12B-1) FEE
 SHAREHOLDER                   FEE           0.25% SERVICE FEE    0.25% SERVICE FEE
 SERVICING FEES



 CONVERSION FEATURE            NONE                 YES                  NONE                 NONE

(1)This charge applies to investors who buy $1 million or more of Class A shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(2)This charge decreases over time. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(4)The redemption fee may apply to shares of Columbia Marsico International Opportunities Fund purchased after August 1, 2002 that are redeemed (either by selling your shares or exchanging into another Fund) within 60 days of purchase. Please see CHOOSING A SHARE CLASS -- REDEMPTION FEES for details.

The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge, if any.

The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies, and when you're required to pay the charge. You should think about these things carefully before you invest.

Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

Class A shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Funds, unless you qualify for a waiver or reduction of the sales charge. However, Class A shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Investor B and Class C shares. This means that Class A shares can be expected to pay relatively higher distributions per share.

Class B shares have limits on how much you can invest. When you buy Investor B or Class C shares, the full amount is invested in the Funds. However, you may pay a CDSC when you sell your shares. Over time, Investor B and Class C shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Class A shares. Although the full amount of your purchase is invested in the Funds, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Class B and Class C shares. You should also consider the conversion feature for Class B shares, which is described in ABOUT CLASS B SHARES.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(A SHARES GRAPHIC) ABOUT CLASS A SHARES
                   There is no limit to the amount you can invest in Class A shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a
                   CDSC when you sell your shares. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. Shares you purchase with reinvested distributions are not subject to a sales charge. To determine the sales charge you pay on additional investments in Class A shares, we will add the amount of your additional investment to the current value of your account and base the sales charge on that total amount.

      FRONT-END SALES CHARGE



      You'll pay a front-end sales charge when you buy Class A shares, unless:

        - you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section, WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE OR REDEMPTION FEE -- FRONT END SALES CHARGES

        - you received shares from reinvested distributions

      The sales charge you'll pay depends on the amount you're investing -- generally, the larger the investment, the smaller the percentage sales charge.

                                                      SALES CHARGE(1)    AMOUNT RETAINED
                                    SALES CHARGE(1)    AS A % OF THE    BY SELLING AGENTS
                                     AS A % OF THE      NET AMOUNT        AS A % OF THE
         AMOUNT YOU BOUGHT          OFFERING PRICE       INVESTED        OFFERING PRICE
         $0 - $49,999                    5.75%             6.10%              5.00%



         $50,000 - $99,999               4.50%             4.71%              3.75%



         $100,000 - $249,999             3.50%             3.63%              2.75%



         $250,000 - $499,999             2.50%             2.56%              2.00%



         $500,000 - $999,999             2.00%             2.04%              1.75%



         $1,000,000 OR MORE              0.00%             0.00%              1.00%(2)

      (1)The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge in the table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and of your net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

      (2)1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25% on amounts over $50,000,000. The Distributor pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within twelve months from the time they were bought. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      CONTINGENT DEFERRED SALES CHARGE



      Class A shares bought without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1% CDSC if the shares are sold within 12 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million (but less than $50 million) are subject to a CDSC if redeemed within 12 months of the date of purchase. The 12 months begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee based program.

      You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

--------------------------------------------------------------------------------

CLASS B SHARES ARE NOT INTENDED FOR PURCHASE OF $50,000 OR MORE. YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR ENSURING THAT YOUR INVESTMENT IN CLASS B SHARES DOES NOT REACH THE $50,000 MAXIMUM, AND COLUMBIA FUNDS CANNOT ENSURE THAT IT WILL IDENTIFY PURCHASE ORDERS THAT WOULD CAUSE YOUR INVESTMENT IN CLASS B SHARES TO REACH THE MAXIMUM ALLOWED AMOUNT.
--------------------------------------------------------------------------------



(B SHARES GRAPHIC) ABOUT CLASS B SHARES

      Purchases up to $50,000 are allowed in Class B shares assuming the combined value of the customer's total assets in the Columbia Funds does not reach $50,000. Purchases in Class B shares that bring the combined value of a customer's total assets to $50,000 or above will be rejected. A customer's total assets may include accounts for immediate family members. Group Plan accounts are valued at the plan level.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC when you sell your Class B shares, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE OR REDEMPTION FEE -- CONTINGENT DEFERRED SALES CHARGES

      The CDSC you pay depends on how long you held your shares.


         IF YOU SELL YOUR SHARES
         DURING THE FOLLOWING YEAR:                                    YOU'LL PAY A CDSC OF:
         ------------------------------------------------------------------------------------
         THE FIRST YEAR YOU OWN THEM                                            5.0%



         THE SECOND YEAR YOU OWN THEM                                           4.0%



         THE THIRD YEAR YOU OWN THEM                                            3.0%



         THE FOURTH YEAR YOU OWN THEM                                           3.0%



         THE FIFTH YEAR YOU OWN THEM                                            2.0%



         THE SIXTH YEAR YOU OWN THEM                                            1.0%



         AFTER SIX YEARS OF OWNING THEM                                         NONE

      Certain investments in Class B shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

      Your selling agent receives compensation when you buy Class B shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      ABOUT THE CONVERSION FEATURE



      Class B shares convert automatically to Class A shares after you've owned them for eight years.

      The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase total returns.

      Here's how the conversion works:

        - Shares are converted on or about the 15th day of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

        - You'll receive the same dollar value of Class A shares as the Class B shares that were converted. No sales charge or other charges apply.

        - Class B shares that you received from an exchange of Class B shares of another Columbia Fund will convert based on the day you bought the original shares.

        - Conversions are free from federal income tax.

(C SHARES GRAPHIC) ABOUT CLASS C SHARES
                   There is a $1 million limit to the amount you can purchase in Class C shares.
                   You don't pay a sales charge when you buy Class C shares, but you may pay a CDSC when you sell them. Purchases of $1 million or more will be rejected.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC of 1.00% when you sell Class C shares within one year of buying them, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE OR REDEMPTION FEE -- CONTINGENT DEFERRED SALES CHARGES

      Certain investments in Class C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

      Your selling agent receives compensation when you buy Class C shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.


(R SHARE GRAPHIC)  ABOUT CLASS R SHARES
                   ELIGIBLE INVESTORS


      Class R shares are available to certain eligible investors and must be purchased through eligible retirement plans. Eligible investors are as follows:

      - 401(k) plans;

      - 457 plans;

      - employer-sponsored 403(b) plans;

      - profit sharing and money purchase pension plans;

      - defined benefit plans; and

      - non-qualified deferred compensation plans ("eligible retirement plans").

      Class R shares will not be available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs, individual 403(b) plans or 529 tuition programs.

      The Funds reserve the right to change the criteria for eligible investors. The Funds also reserve the right to refuse a purchase order for any reason, including if they believe that doing so would be in the best interest of the Funds and their shareholders.

REDEMPTION FEES

(Class A, Class B, Class C and Class R shares)

Columbia Marsico International Opportunities Fund assesses, subject to limited exceptions, a 2.00% redemption fee on the proceeds of Fund shares that are redeemed (either by selling shares or exchanging into another Fund) within 60 days of their purchase. The redemption fee is paid to the Fund from which you are redeeming shares (including redemptions by exchange).

The redemption fee is imposed on Fund shares redeemed (including redemptions by exchange) within 60 days of purchase. In determining which shares are being redeemed, we generally apply a first-in, first-out approach. For Fund shares acquired by exchange, the holding period prior to the exchange will not be considered in determining whether to apply the redemption fee.

The redemption fee will not be imposed if you qualify for a waiver and the Fund has received proper notification. We'll redeem any shares that are eligible for a waiver first. You can find out if you qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE OR REDEMPTION FEE -- REDEMPTION FEES. For a discussion of the effects of market timing please see the section BUYING, SELLING AND EXCHANGING SHARES -- SHORT-TERM TRADING ACTIVITY AND MARKET TIMING.

--------------------------------------------------------------------------------

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR YOUR RETIREMENT PLAN ADMINISTRATOR FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF SALES CHARGES AND REDEMPTION FEES.

YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR NOTIFYING COLUMBIA FUNDS THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE BUYING OR SELLING SHARES.

WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

--------------------------------------------------------------------------------


WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE OR REDEMPTION FEE

You may be eligible for a waived or reduced front-end sales charge (often referred to as a "breakpoint discount"), CDSC or redemption fee. Restrictions may apply to certain accounts and certain transactions. Information about these reductions and waivers is provided below and may also be discussed in the SAI, which is available at www.columbiafunds.com. Please contact your investment professional or your retirement plan administrator, or contact Columbia Funds at
1.800.345.6611 to determine whether you qualify for a reduction or waiver of these charges.

The types of accounts that may be aggregated to obtain one of the breakpoint discounts described below include individual accounts, joint accounts, certain IRA accounts, certain trusts and UTMA/UGMA accounts. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own shares of Columbia Funds.

The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Columbia Funds Family. To obtain a breakpoint, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisor's failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Fund's Transfer Agent, you will need to provide the foregoing information to a Transfer Agent representative at the time you purchase shares.

--------------------------------------------------------------------------------

FOR PURPOSES OF OBTAINING A BREAKPOINT DISCOUNT, MEMBERS OF YOUR "IMMEDIATE FAMILY" INCLUDE YOUR SPOUSE, PARENT, STEP-PARENT, LEGAL GUARDIAN, CHILD, STEP-CHILD, FATHER-IN-LAW AND MOTHER-IN-LAW.

--------------------------------------------------------------------------------


      FRONT-END SALES CHARGES



      (Class A shares)

      There are two ways you can lower the front-end sales charge you pay on Class A shares:

         - RIGHTS OF ACCUMULATION
          The value of eligible accounts (regardless of class) maintained by you and each member of your immediate family may be combined with the value of your current purchase to reach a sales charge discount level (according to the chart of Class A sales charges, above) and to obtain the lower sales charge for your current purchase. To calculate the combined value of the accounts, the Fund will use the shares' current public offering price.

         - STATEMENT OF INTENT
          You also may pay a lower sales charge when purchasing Class A shares by signing a letter of intent. By doing so, you would be able to pay the lower sales charge on all purchases made under the letter of intent within 13 months. As described in the chart in the section ABOUT CLASS A SHARES -- FRONT-END SALES CHARGE, the first breakpoint discount will be applied when total purchases reach $50,000. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. To calculate the total value of your Statement of Intent purchases, a Fund will use the historic cost (i.e. dollars invested) of the shares held in each eligible account. You must retain all records necessary to substantiate historic costs because the Fund and your financial intermediary may not maintain this information.

         - WHAT ACCOUNTS ARE ELIGIBLE FOR BREAKPOINT DISCOUNTS?
          The types of eligible accounts that may be aggregated to obtain one or both of the breakpoint discounts described above include:

           - individual accounts

           - joint accounts

           - certain IRA accounts

           - certain trusts

           - UTMA/UGMA accounts

            For the purposes of obtaining a breakpoint discount, members of your "immediate family" include your spouse, parent, step parent, legal guardian, child, step child, father in-law and mother in-law. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own Columbia Fund shares. The value of your investment in certain Money Market Funds held in an eligible account may be aggregated with your investments in other funds in the Columbia Funds family of funds to obtain a breakpoint discount through a Right of Accumulation. Certain Money Market Funds may also be included in the aggregation for a Statement of Intent for shares that have been charged a commission for purposes of obtaining a breakpoint discount.

         - HOW DO I OBTAIN A BREAKPOINT DISCOUNT?
          The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Columbia Funds family of funds. To obtain any of the above breakpoint discounts, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisor's failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Fund's Transfer Agent, you will need to provide the foregoing information to a Transfer Agent representative at the time you purchase shares.

         - HOW CAN I OBTAIN MORE INFORMATION ABOUT BREAKPOINT DISCOUNTS?
          Certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. Restrictions may apply to certain accounts and certain transactions. Further information regarding these discounts may be found in the Fund's SAI and at www.columbiafunds.com.

      The following investors can buy Class A shares without paying a front-end sales charge:

        - full-time employees and retired employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

        - banks, trust companies and thrift institutions acting as fiduciaries

        - individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the Funds within 90 days of the date of distribution

        - Columbia Funds' Trustees, Directors and employees of its investment sub-advisers

        - registered broker/dealer firms that have entered into a Columbia Funds dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only

        - registered personnel and employees of these broker/dealers and their family members may buy Class A shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

        - employees or partners of any service provider to the Funds

        - investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

        - shareholders of certain Funds that reorganized into the Columbia Funds who were entitled to buy shares at net asset value

      The following plans can buy Class A shares without paying a front-end sales charge:

        - pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the Internal Revenue Code

        - employee benefit plans created according to Section 403(b) of the Internal Revenue Code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the Internal Revenue Code. To qualify for the waiver, the plan must:

          - have at least $500,000 invested in Class A shares of Columbia Funds (except Money Market Funds), or

          - sign a letter of intent to buy at least $500,000 of Class A shares of Columbia Funds (except Money Market Funds), or

          - be an employer-sponsored plan with at least 100 eligible participants, or

          - be a participant in an alliance program that has signed an agreement with the Fund or a selling agent

        - certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

      You can also buy Class A shares without paying a sales charge if you buy the shares within 365 days of selling Class A, Class B, Class C or Class R shares of the same Fund. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. The Transfer Agent, the Distributor or their agents must receive your written request within 365 days after you sell your shares.

      CONTINGENT DEFERRED SALES CHARGES



      (Class A, Class B and Class C shares)

      You won't pay a CDSC in the following circumstances:

      DEATH: CDSCs may be waived on redemptions following the death of:

        - the sole shareholder on an individual account

        - a joint tenant where the surviving joint tenant is the deceased's spouse

        - the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfer to Minors Act (UTMA) or other custodial account.

      If the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

      AUTOMATIC WITHDRAWAL PLAN (AWP): CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual AWP established with the Transfer Agent, to the extent that the redemptions do not exceed, on an annual basis, 12% of the account's value at the time that the AWP is established. Otherwise a CDSC will be charged on AWP redemptions until this requirement is met; this requirement does not apply if the AWP is set up at the time the account is established, and distributions are being reinvested.

      DISABILITY: CDSCs may be waived on redemptions after the sole shareholder on an individual account or a joint tenant on a joint tenant spousal account becomes disabled (as defined by Section 72(m)(7) of the Internal Revenue Code). To be eligible for such a waiver:

        - the disability must arise after the purchase of shares,

        - the disabled shareholder must have been under the age of 65 at the time of the initial determination of disability and

        - a letter from a physician must be signed under penalty of perjury stating the nature of the disability.

      If the account is transferred to a new registration and then shares are redeemed, the applicable CDSC will be charged.

      DEATH OF A TRUSTEE: CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where:

        - the grantor of the trust is the sole trustee and the sole life beneficiary,

        - death occurs following the purchase and

        - the trust document provides for the dissolution of the trust upon the trustee's death.

      If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

      RETURNS OF EXCESS CONTRIBUTIONS: CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the Financial Services Firm
      (FSF) agrees to return the applicable portion of any commission paid by the Distributor.

      QUALIFIED RETIREMENT PLANS: CDSCs may be waived on shares sold by employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must be a participant in an alliance program that has signed an agreement with Columbia Funds or the Distributor.

      RETURN OF COMMISSION: CDSCs may be waived on shares sold by intermediaries that are part of the Columbia Funds selling group where the intermediary has entered into an agreement with Columbia Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

      NON-US INVESTORS: CDSCs may be waived on shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-US investors.

      IRS SECTION 401 AND 457: CDSCs may be waived on shares sold by certain pension, profit-sharing or other employee benefit plans established under
      Section 401 or 457 of the tax code.

      MEDICAL PAYMENTS: CDSCs may be waived on shares redeemed for medical payments that exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

      SHARES LIQUIDATED BY TRANSFER AGENT: CDSCs may be waived for shares sold under the Distributor's right to liquidate a shareholder's account, including but not limited to, instances where the aggregate net asset value of Class A, Class B or Class C shares held in the account is less than the minimum account size.

      PLANS OF REORGANIZATION: At the Funds' discretion, CDSCs may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party.

      CDSCs may be waived on the sale of Class C shares sold by a non-profit organization qualified under Section 501(c)(3) of the tax code in connection with the BANC OF AMERICA CAPITAL MANAGEMENT CHARITABLE GIVING PROGRAM.

      REDEMPTION FEES



      (Class A, Class B, Class C and Class R shares)

      You won't pay an otherwise applicable redemption fee on the following categories of transactions:

        - shares sold following the death or disability (as defined in the Internal Revenue Code) of the shareholder, including a registered joint owner

        - shares sold by or distributions from participant-directed retirement plans, such as 401(k), 403(b), 457, Keogh, profit sharing and money purchase pension plans, where Columbia Funds does not have access to information about the individual participant account activity, except where Columbia Funds has received an indication that the plan administrator is able to assess the redemption fee on the appropriate accounts

        - shares sold by certain investment funds (e.g., Columbia LifeGoal Portfolios and Future Scholar) that have provided assurances reasonably satisfactory to the Adviser that the investment fund is not a vehicle for market timing. The Adviser or its affiliates may manage certain of the approved investment funds

        - shares sold in certain transactions in connection with certain asset allocation or wrap programs where the program sponsor has provided assurances reasonably satisfactory to the Adviser that the program is not designed to be a vehicle for market timing

        - shares sold by accounts where Columbia Funds has received information reasonably satisfactory to the Adviser indicating that financial institutions or intermediaries maintaining the accounts are currently unable for administrative reasons to assess the redemption fee on underlying shareholders

        - shares sold by an account which has demonstrated a severe hardship, such as a medical emergency, as determined in the absolute discretion of the Adviser

        - shares that were purchased by reinvested distributions

        - shares that are redeemed or exchanged through Columbia Funds' Automatic Withdrawal Plan or Automatic Exchange Feature or similar affiliated or unaffiliated automated plans

        - the following retirement plan distributions:

           - lump-sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy" plan)

           - distributions from an individual retirement account (IRA) or Custodial Account under Section 403(b)(7) of the Internal Revenue Code, following attainment of age 59 1/2

      Columbia Funds also has the discretion to waive the 2% redemption fee if a Fund is in jeopardy of failing the 90% income test proscribed by the Internal Revenue Code which must be met to maintain its registered investment company (RIC) status or otherwise losing its RIC qualification for tax purposes.

      Certain financial institutions or intermediaries may not assess redemption fees on certain categories of redemptions that they believe do not present significant market timing concerns (such as automatic withdrawal plan redemptions). Conversely, certain financial institutions or intermediaries may assess redemption fees on certain redemptions by accounts maintained with them that would be exempt from the redemption fee if the accounts were maintained directly with the Transfer Agent or with a different financial institution or intermediary. Columbia Funds and its agents reserve the right to permit imposition of the redemption fee under these circumstances. Columbia Funds' ability to assess redemption fees or apply waivers is generally limited by the policies of these financial institutions and intermediaries. Accordingly, the parameters of the exemption categories described above are subject to the different policies of the various financial institutions and intermediaries that maintain accounts. You should check with your financial institution or intermediary about its redemption fee and waiver policies before investing or submitting a redemption order within the specified time periods.

      Columbia Funds reserves the right to impose the redemption fee in the future if it determines that a financial institution or intermediary that previously did not or was not able to assess the redemption fee on underlying shareholders has developed the policy or capability to assess the fee on some or all of its underlying shareholders, however, Columbia Funds may determine not to impose the redemption fee under certain circumstances. From time to time, as circumstances change, Columbia Funds may modify or eliminate certain exemption categories without advance notice to shareholders.

Buying, selling and exchanging shares
(BUYING, SELLING, EXCHANGING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


You can invest in Class A, Class B and Class C shares of the Funds through your selling agent. We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions regarding Class A, Class B and Class C shares. Once you have an account, you can buy, sell and exchange Class A, Class B and Class C shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us. You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

You can invest in Class R shares of the Funds through your eligible retirement plan. Please contact your retirement plan administrator directly for more information.

The table starting on page 51 summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in CHOOSING A SHARE CLASS.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Specifically, certain Funds offer Class Z shares which have lower expense levels and limited service features and are only available to certain eligible investors that meet specific criteria, including investing through an eligible financial institution or intermediary. Please contact your investment professional, or call us at
1.800.345.6611 if you have any questions or you need help placing an order.

Certain financial institutions and intermediaries that offer Class Z shares may in certain circumstances determine that a shareholder invested in Class A, Class B, Class C or Class R shares is eligible for Class Z shares and will have their shares automatically converted to Class Z shares. No sales charges or other charges will apply to such a conversion, however, an investor should contact their financial institution or intermediary to learn the details of any such policy and also should talk to their tax adviser about the tax consequences of any such automatic conversion.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of a Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing." The Funds are not intended as vehicles for market timing. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Funds to implement their market timing strategies. Columbia Funds' Board has adopted policies and procedures with respect to market timing activity as discussed below.

Market timing may negatively impact long-term performance of a Fund by requiring it to maintain a larger percentage of assets in cash or to liquidate portfolio holdings at a disadvantageous time. Market timing could increase a Fund's expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, and large asset fluctuations that could diminish a Fund's ability to provide the maximum investment return to all participants. Certain Funds may be more susceptible to these negative effects of market timing. For example, Funds that invest principally in foreign securities may be more susceptible to arbitrage opportunities resulting from mispricing due to time zone differences among international financial markets. Market timers seek potential price differentials that may occur with securities that trade in a different time zone. The Funds that invest principally in small- and mid-capitalization securities may be more susceptible to arbitrage opportunities due to the less liquid nature of smaller company securities. Fair value pricing may reduce these arbitrage opportunities.

Columbia Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if Columbia Funds detects that a shareholder has conducted two "round trips" (as defined below) in a Fund (other than a Columbia Money Market Fund, Columbia Short Term Bond Fund or Columbia Short Term Municipal Bond Fund) that are deemed material by Columbia Funds in any 28-day period, Columbia Funds will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a Columbia Money Market Fund, Columbia Short Term Bond Fund or Columbia Short Term Municipal Bond Fund). In addition, if Columbia Funds determines that any person, group or account has engaged in any type of market timing activity (independent of the two round trip limit) Columbia Funds may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund. In any event, Columbia Funds also retains the right to reject any order to buy or exchange shares as discussed in the section BUYING, SELLING AND EXCHANGING SHARES - HOW ORDERS ARE PROCESSED and also retains the right to modify these market timing policies at any time without prior notice to shareholders.

The rights of shareholders to redeem shares of a Fund are not affected by any of these limits. However, certain Funds impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 60 days of their purchase. Please refer to the section ABOUT YOUR INVESTMENT - INFORMATION FOR
INVESTORS - REDEMPTION FEES in the prospectus for your Fund to determine if a redemption fee might be applicable to your shares.

For these purposes, a "round trip" is a purchase by any means into a Fund followed by a redemption, of any amount, by any means out of the same Fund. Under this definition, an exchange into a Fund followed by an exchange out of the same Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Systematic Investment Plan, Automatic Withdrawal Plan, Automatic Exchange Feature or similar automated plans generally are not subject to the two round trip limit. The two round trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Columbia Funds. However, there can be no assurance that these policies and procedures, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. Columbia Funds typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Columbia Funds practices discussed above. Consequently, there is the risk that Columbia Funds may not be able to do anything in response to market timing that occurs in a Fund which may result in certain shareholders being able to market time a Fund while the shareholders in that Fund bear the burden of such activities.

Columbia Funds seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither Columbia Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or transfers.

                  Ways to buy, sell or
                        exchange          How much you can buy, sell or exchange              Other things to know
                  --------------------    ---------------------------------------    ---------------------------------------
Buying shares     In a lump sum           MINIMUM INITIAL INVESTMENT FOR CLASS A,    There is no limit to the amount you can
                                          CLASS B AND CLASS C SHARES:                invest in Class A shares or Class R
                                          - $1,000 for regular accounts              shares. You can invest up to $50,000 in
                                          - $25 for traditional and Roth IRAs,       Class B shares. Class C share purchases
                                            and Coverdell Education Savings          are limited to $1 million.
                                            Accounts                                 Class R shares may only be purchased
                                          - no minimum for certain fee-based         through eligible retirement plan
                                            accounts and certain retirement plan     accounts.
                                            accounts
                                          MINIMUM ADDITIONAL INVESTMENT FOR CLASS
                                          A, CLASS B AND CLASS C SHARES:
                                          - $25 for traditional and Roth IRAs,
                                            and Coverdell Education Savings
                                            Accounts
                                          - $50 for all other accounts
                                          THERE IS NO MINIMUM INITIAL INVESTMENT
                                          REQUIREMENT FOR CLASS R SHARES

                  Using our Systematic    minimum initial investment:                You can buy shares any day of the month
                  Investment Plan         - $50                                      on a monthly, quarterly, or semi-annual
                  (Class A, Class B       minimum additional investment:             schedule.
                  and Class C shares)     - $50

Selling shares    In a lump sum           Class A, Class B and Class C shares:       Class R shares may be sold through
                                          - shares sold by check via the             eligible retirement plan accounts.
                                          telephone or through the internet are      A Fund will generally send proceeds
                                            limited   up to an aggregate of          from the sale to you within seven days
                                            $100,000 in a 30-day period if you       (usually on the next business day after
                                            qualify for telephone or internet        your request is received in "good
                                            orders                                   form"). However, if you purchased your
                                          - other restrictions may apply to          shares by check, a Fund may delay
                                            withdrawals from retirement plan         sending the proceeds from the sale of
                                            accounts                                 your shares for up to 10 days after
                                                                                     your purchase to protect against checks
                                                                                     that are returned.

                                                                                     Columbia Marsico International
                                                                                     Opportunities Fund assesses, subject to
                                                                                     limited exceptions, a 2.00% redemption
                                                                                     fee on the proceeds of Fund shares that
                                                                                     are redeemed (either by selling shares
                                                                                     or exchanging into another Fund) within
                                                                                     60 days of their purchase. Please see
                                                                                     CHOOSING A SHARE CLASS -- REDEMPTION
                                                                                     FEES for details.

                  Using our Automatic     - no minimum per withdrawal                Your account balance must be at least
                  Withdrawal Plan         - $5000 requirement waived for certain     $5,000 to set up the plan. You can make
                  (Class A, Class B         fee based accounts                       withdrawals any day of the month on a
                  and Class C shares)                                                monthly, quarterly or semi-annual
                                                                                     basis. We'll send your money by check
                                                                                     or deposit it directly to your bank
                                                                                     account. No CDSC is deducted if you
                                                                                     withdraw 12% or less of the value of
                                                                                     your shares in a given class in a year.


                  Ways to buy, sell or
                        exchange          How much you can buy, sell or exchange              Other things to know
                  --------------------    ---------------------------------------    ---------------------------------------
Exchanging        In a lump sum           - new account minimums apply to            You can generally exchange your Class
  shares                                    exchanges                                A, Class B, Class C or Class R shares
                                                                                     for Class A, Class B, Class C or Class
                                                                                     R shares, respectively, of any other
                                                                                     Fund distributed by the Distributor.
                                                                                     Some exceptions apply.

                                                                                     You generally won't pay a front-end
                                                                                     sales charge or CDSC on the shares
                                                                                     you're exchanging. An exchange
                                                                                     generally will incur a sales charge if
                                                                                     the original purchase was not assessed
                                                                                     a sales charge. Redemption fees may
                                                                                     apply.
                                                                                     Columbia Marsico International
                                                                                     Opportunities Fund assesses, subject to
                                                                                     limited exceptions, a 2.00% redemption
                                                                                     fee on the proceeds of Fund shares that
                                                                                     are redeemed (either by selling shares
                                                                                     or exchanging into another Fund) within
                                                                                     60 days of their purchase. Please see
                                                                                     CHOOSING A SHARE CLASS -- REDEMPTION
                                                                                     FEES for details.

                  Using our Automatic     - minimum $100 per exchange                You can make exchanges any day of the
                  Exchange Feature                                                   month.
                  (Class A, Class B
                  and Class C shares)

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------

HOW SHARES ARE PRICED

All transactions are based on a Fund's net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN A FUND

The value of a Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in a Fund. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. For example, securities which may be subject to fair valuation include, but are not limited to: (1) restricted securities for which a pricing service is unable to provide a market price; (2) securities whose trading has been formally suspended; (3) debt securities that have gone into default and for which there is no current market quotation; and
(4) a security whose market price is not available from a pre-established pricing service. In addition, the Funds may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which a Fund's share price is calculated. Foreign exchanges typically close before the time as of which Fund share prices are calculated, and may be closed altogether on some days a Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when a Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Columbia Funds has retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international equity securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by a Fund could change on days when Fund shares cannot be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders to buy, sell or exchange shares may be delivered to the Transfer Agent by telephone, in writing or through the internet. For more information on account and trading restrictions and special sign-up procedures for internet transactions, please call us at 1.800.345.6611. The Transfer Agent has procedures in place to authenticate electronic instructions. You will be asked to accept the terms of an online agreement and utilize a password for internet services.

Orders received in good order by the Fund, Distributor, Transfer Agent or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

TELEPHONE ORDERS
(Class A, Class B and Class C shares)
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. We will not be liable for following telephone instructions that we reasonably believe are genuine.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying Class A, Class B and Class C shares:

        - You buy Class A shares at the offering price per share. You buy Class B and Class C shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we reserve the right to cancel your order. We'll return any payment received for orders that have been cancelled.

        - Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We don't issue certificates.

      All orders for the purchase of Class R shares must be made through your eligible retirement plan. Here are some general rules for buying Class R shares:

        - You buy Class R shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we reserve the right to cancel your order. We'll return any payment received for orders that have been cancelled.

        - Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Funds. We don't issue certificates.

        - Financial institutions and intermediaries are responsible for recording the beneficial ownership of the shares of their clients, and for reporting this ownership on account statements they send to their clients.

      MINIMUM INITIAL INVESTMENT



      The minimum initial amount of Class A, Class B and Class C shares you can buy is usually $1,000.

      There is no minimum initial investment requirement for Class R shares.

      If you're buying Class A, Class B or Class C shares through one of the following accounts or plans, the minimum initial amount you can buy is:

        - $50 using our Systematic Investment Plan

        - $25 for traditional and Roth IRAs, and Coverdell Education Savings Accounts

        - There is no minimum for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts, other managed accounts and certain retirement plans.

      MINIMUM ADDITIONAL INVESTMENT



      You can make additional purchases of Class A, Class B and Class C shares in the amount of $50, or $25 for traditional and Roth IRAs, and Coverdell Education Savings Accounts.

SYSTEMATIC INVESTMENT PLAN
(Class A, Class B and Class C shares)

You can make regular purchases of Class A, Class B and Class C shares in the amount of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - You can buy shares any day of the month on a monthly, quarterly or semi-annual basis.

  - Some exceptions may apply to employees of Bank of America and its affiliates. For details, please contact your investment professional.

--------------------------------------------------------------------------------

"GOOD FORM" MEANS THAT THE MONEY USED TO PURCHASE YOUR SHARES IS FULLY COLLECT. WHEN SELLING SHARES BY LETTER OF INSTRUCTION, "GOOD FORM" ALSO MEANS (I) YOUR LETTER HAS COMPLETE INSTRUCTIONS, THE PROPER SIGNATURES AND MEDALLION SIGNATURE GUARANTEES AND (II) ANY OTHER REQUIRED DOCUMENTS ARE ATTACHED. FOR ADDITIONAL DOCUMENTS REQUIRED FOR SALES BY CORPORATION, AGENTS, FIDUCIARIES, SURVIVING JOINT OWNERS AND OTHER LEGAL ENTITIES PLEASE CALL 1.800.345.6611. NO INTEREST WILL BE PAID ON UNCASHED REDEMPTION CHECKS.

--------------------------------------------------------------------------------



(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling Class A, Class B and Class C shares:

        - We'll deduct any CDSC from the amount you're selling and send you the balance.

        - If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after the Fund, Distributor, Transfer Agent or their agents receive your order in good form. Your selling agent is responsible for depositing the sale proceeds to your account on time.

        - For shares sold by Fedwire there is generally a $500 minimum transaction amount and a fee of $7.50. The receiving bank may charge additional fees.

        - If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Fund receives your order in good form.

        - You can sell up to an aggregate of $100,000 of shares by check via the telephone or through the internet in a 30-day period if you qualify for telephone or internet orders.

        - If you paid for your shares by check, we'll hold the sale proceeds when you sell those shares for at least 10 days after the trade date of the purchase.

--------------------------------------------------------------------------------

 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------


        - If you hold any shares in certificate form, you will not be able to sell those shares until you have returned the certificates to the Transfer Agent.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

        - Columbia Marsico International Opportunities Fund assesses, subject to limited exceptions, a 2.00% redemption fee on the proceeds of Fund shares that are redeemed (either by selling shares or exchanging into another Fund) within 60 days of their purchase. Please see CHOOSING A SHARE CLASS -- REDEMPTION FEES for details.

      For information about how to sell Class R shares through your eligible retirement plan, please contact your plan administrator. Here are some general rules for selling shares:

        - If you paid for your shares by check, we'll hold the sale proceeds when you sell those shares for at least 10 days after the trade date of the purchase.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell shares.

        - We can delay payment of the sale proceeds for up to seven days.

        - Columbia Marsico International Opportunities Fund assesses, subject to limited exceptions, a 2.00% redemption fee on the proceeds of Funds shares that are redeemed (either by selling shares or exchanging into another Fund) within 60 days of their purchase. Please see CHOOSING A SHARE CLASS -- REDEMPTION FEES for details.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), or your account may be subject to an annual fee of $10. The Transfer Agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty.

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you.

        - under certain other circumstances allowed under the 1940 Act.

AUTOMATIC WITHDRAWAL PLAN
(Class A, Class B and Class C shares)

The Automatic Withdrawal Plan lets you withdraw funds any day of the month on a monthly, quarterly or semi-annual basis.

Here's how the plan works:

  - Your account balance must be at least $5,000 to set up the plan. Certain fee based accounts are not subject to the $5,000 requirements.

  - If you set up the plan after you've opened your account, your signature must be Medallion Guaranteed.

  - You won't pay a CDSC on Class A, Class B or Class C shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

  - We'll send you a check or deposit the money directly to your bank account.

  - You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.
--------------------------------------------------------------------------------



(EXCHANGING SHARES     EXCHANGING SHARES
  GRAPHIC)

      You can generally sell Class A, Class B, Class C or Class R shares of a Fund to buy, respectively, Class A, Class B, Class C or Class R shares of another Fund distributed to the Distributor. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - A sales charge may apply when exchanging from a Money Market Fund to a Fund with a front-end sales charge.

        - Columbia Marsico International Opportunities Fund assesses, subject to limited exceptions, a 2.00% redemption fee on the proceeds of Fund shares that are redeemed (either by selling shares or exchanging into another Fund) within 60 days of their purchase. Please see CHOOSING A SHARE CLASS -- REDEMPTION FEES for details.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until the Transfer Agent has received the certificate and deposited the shares to your account.

      You may exchange your shares for shares of the same share class (and in some cases, certain other classes) of another Fund distributed by the Distributor, at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original Fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or loss for tax purposes. The Fund may terminate your exchange privilege if the Advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See SHORT TERM TRADING ACTIVITY AND MARKET TIMING. To exchange by telephone, call 1.800.345.6611. Please have your account and taxpayer identification numbers available when calling.

      EXCHANGING CLASS A SHARES
      You can generally exchange Class A shares of a Fund for Class A shares of any other Columbia Fund distributed by the Distributor. Some exceptions apply.

      Here are some rules for exchanging Class A shares:

        - You won't pay a front-end sales charge on the shares of the Fund you're exchanging (unless your initial purchase of Class A shares was of a Columbia Money Market Fund).

        - You won't pay a CDSC, if applicable, on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until when you sold the shares you received from the exchange.

      EXCHANGING CLASS B SHARES
      You can generally exchange Class B shares of a Fund for Class B shares of any other Columbia Fund distributed by the Distributor. Some exceptions apply.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

      EXCHANGING CLASS C SHARES
      You can generally exchange Class C shares of a Fund for Class C shares of any other Columbia Fund distributed by the Distributor. Some exceptions apply.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

      EXCHANGING CLASS R SHARES
      You can generally exchange Class R shares of the Funds for Class R shares of any other Fund distributed by the Distributor. Some exceptions apply.

AUTOMATIC EXCHANGE FEATURE
(Class A, Class B and Class C shares)

The Automatic Exchange Feature lets you exchange $25 or more of Class A, Class B or Class C shares any day of the month. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to the Transfer Agent in writing or call 1.800.345.6611.

  - If you set up your plan to exchange more than $100,000 you must have your signature Medallion Guaranteed.
  - You can choose to have us transfer your money on any day of the month.
  - The rules for making exchanges apply to automatic exchanges.

How selling and servicing agents are paid
(PERCENT GRAPHIC)

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

--------------------------------------------------------------------------------


Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

COMMISSIONS
CLASS A SHARES

Your selling and/or servicing agent may receive an up-front commission from the Distributor when you buy Class A shares of a Fund, in accordance with the following table:

                                                                 COMMISSION
                                                               (AS A % OF THE
                                                               NET ASSET VALUE
AMOUNT PURCHASED                                                 PER SHARE)
----------------                                               ---------------
$1 million to less than $3 million..........................        1.00%
$3 million to less than $50 million.........................        0.50%
$50 million or more.........................................        0.25%

For group retirement plans, financial advisors are eligible to receive a 1.00% commission from the Distributor on purchases, including those in amounts less than $1 million, that are coded as commission eligible trades.

Purchase amounts are aggregated among all Columbia Funds for purposes of the above table.

CLASS A, CLASS B AND CLASS C SHARES

Your selling agent may receive an up-front commission (reallowance) when you buy Class A, Class B or Class C shares of a Fund. The amount of this commission depends on which share class you choose:

  - up to 5.00% of the offering price per share of Class A shares. The commission is paid from the sales charge we deduct when you buy your shares

  - up to 4.00% of the net asset value per share of Class B shares. The commission is not deducted from your purchase -- we pay your selling agent directly

  - up to 1.00% of the net asset value per share of Class C shares. The commission is not deducted from your purchase -- we pay your selling agent directly

If you buy Class B or Class C shares you will be subject to higher distribution (12b-1) and shareholder servicing fees and may be subject to a CDSC when you sell your shares.

CLASS R SHARES

Your selling and/or servicing agent may receive an up-front commission from the Distributor when you buy Class R shares of a Portfolio, in accordance with the following table.

                                                                COMMISSION
                                                              (AS A % OF THE
                                                              NET ASSET VALUE
AMOUNT PURCHASED                                                PER SHARE)
----------------                                              ---------------
first $50 million...........................................       0.50%
over $50 million............................................       0.25%

--------------------------------------------------------------------------------

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 UNDER THE 1940 ACT.

YOUR SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------


DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES

The Distributor and selling and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

The amount of the fee depends on the class of shares you own:

                                MAXIMUM ANNUAL DISTRIBUTION (12B-1)
                                   AND SHAREHOLDER SERVICING FEES
                            (AS AN ANNUAL % OF AVERAGE DAILY NET ASSETS)
 CLASS A SHARES     0.25% COMBINED DISTRIBUTION (12B-1) AND SHAREHOLDER
                    SERVICING FEE



 CLASS B SHARES     0.75% DISTRIBUTION (12B-1) FEE, 0.25% SHAREHOLDER SERVICING
                    FEE



 CLASS C SHARES     0.75% DISTRIBUTION (12B-1) FEE, 0.25% SHAREHOLDER SERVICING
                    FEE



 CLASS R SHARES     0.50% DISTRIBUTION (12B-1) FEE

Fees are calculated daily and paid to the Distributor periodically. Because these fees are paid out of the Funds' assets on an ongoing basis, they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

The Funds pay these fees to the Distributor and/or to eligible selling and servicing agents and financial institutions, including the Adviser or other affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION -- FINANCIAL INTERMEDIARY PAYMENTS

In addition, the Distributor or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor or one of its affiliates. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by the Distributor attributable to that financial intermediary, gross sales of the mutual funds distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the support payments to any one financial intermediary are generally expected to be between 0.02% and 0.10% (between 0.03% and 0.12% in the case of the Columbia Money Market Funds) on an annual basis for payments based on average net assets of the Funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds (other than the Columbia Money Market Funds) attributable to the financial intermediary. The Distributor or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in the Fund.
Payments may also be made to certain financial intermediaries, including other Bank of America affiliates, that provide investor services to retirement plans and other investment programs to compensate financial intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.30% of the total Fund assets in the program on an annual basis. The Board has authorized the Funds to reimburse the Transfer Agent for amounts paid to financial intermediaries that maintain assets in omnibus accounts, subject to an annual cap of 0.11% of net assets maintained in such accounts. The amounts in excess of that reimbursed by a Fund will be borne by the Distributor or its affiliates.

The Distributor or its affiliates may make other payments or allow promotional incentives to financial intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

Amounts paid by the Distributor or its affiliates are paid out of the Distributor's or its affiliates' own revenue and do not increase the amount paid by you or your Fund. You can find further details about the payments made by the Distributor or its affiliates and the services provided by financial intermediaries as well as a list of the financial intermediaries to which the Distributor or its affiliates has agreed to make marketing support payments in the SAI, which can be obtained at www.columbiafunds.com or by calling
1.800.345.6611. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from the Distributor and its affiliates and any services it provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular Fund or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.

Distributions and taxes

(TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, the gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain, if any, to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares and is called a distribution.

All of the Funds distribute any net realized capital gain at least once a year. The Funds normally declare and pay distributions of net investment income annually. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily distribution Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Funds) or trade date (all other Funds), and net realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at
1.800.345.6611. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the same Fund.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Fund shares shortly before the Fund makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the realized gain. This distribution is also subject to tax. The Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Fund's ordinary income and net realized short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions that come from net realized long-term capital gain, if any, generally are taxable to you as long-term capital gain.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund's long-term capital gain distributed to individual shareholders, if any, generally will qualify for the reduced rate of tax if attributable to the Fund's sales and exchanges. Also, if you're an individual Fund shareholder, the portion of your distributions attributable to dividends received by the Fund from its direct investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% rate of tax as long as certain holding period requirements are met by you for your Fund shares and the Fund for its investment in stock producing such dividends. Absent further legislation, those reduced rates of tax will expire after December 31, 2010. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and your federal tax status. Foreign, state and local taxes may also apply to distributions.

FOREIGN TAXES

Mutual funds that maintain most of their portfolio in foreign securities -- like Columbia Marsico International Opportunities Fund -- have special tax considerations. If more than half of the Fund's assets consist of foreign securities for a taxable year and the Fund makes a special election for the taxable year, you'll generally be required to:

  - include in your gross income your proportionate amount of foreign income taxes paid by the Fund

  - treat this amount as foreign income taxes paid directly by you

  - either deduct this amount when calculating your income, or subject to certain conditions and limitations, claim this amount as a foreign tax credit against your federal income tax liability

We cannot assure you that a Fund will make this special election for a taxable year, even if it is eligible to.

In general, if you are an individual, each year you can claim up to $300 ($600 if you're filing jointly) of foreign income taxes paid (or deemed paid) by you as a foreign tax credit against your federal income tax liability.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records


  - the IRS informs us that you're otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied as a credit against your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

Your redemptions (including redemptions paid in securities) and exchanges of Fund shares usually will result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held such Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

Legal matters

On February 9, 2005, the Adviser and Distributor entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, the Adviser and Distributor have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. The Adviser and Distributor are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Columbia Funds Series Trust (formerly known as Nations Funds Trust), its Board of Trustees, Bank of America Corporation and certain of its affiliates, including the Adviser and Distributor (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and other cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Funds Series Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds Series Trust against BAC and others that asserts claims under the federal securities laws and state common law. Columbia Funds Series Trust is a nominal defendant in this action.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of these actions. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Columbia Funds shareholders and/or the Columbia Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for preliminary approval.

Separately, several putative class actions have been filed against Columbia Funds Series Trust, Bank of America Corporation and certain of its affiliates, and others, in various federal courts relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. (George Siepel, et al. v. Bank of America, Columbia Funds Series Trust, et al., instituted December 28, 2005, U.S. District Court, E.D. Mo.; Luleff v. Bank of America, Columbia Funds Series Trust, William Carmichael, et al., instituted February 22, 2006, U.S. District Court, S.D. NY.) The suits allege various claims including state law claims for breach of fiduciary duty, breach of contract, unjust enrichment and violations of federal securities laws and seek damages and other remedies.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights tables are designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the Funds' financial statements, is included in the Funds' annual report. The independent registered public accounting firm's report and Funds' financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

COLUMBIA MARSICO GROWTH FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $17.04               $15.80               $11.86               $14.72
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                 (0.03)               (0.03)               (0.06)               (0.08)
  Net realized and unrealized gain/(loss)
    on investments                               2.52                 1.27                 4.00                (2.78)
  Net increase/(decrease) in net asset
    value from operations                        2.49                 1.24                 3.94                (2.86)
  Net asset value, end of the year              $19.53               $17.04               $15.80               $11.86
  TOTAL RETURN++                                14.61%                7.85%               33.22%              (19.43)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $1,956,822            $988,948             $546,537             $279,840
  Ratio of operating expenses to average
    net assets                                   1.21%                1.30%                1.37%                1.42%
  Ratio of investment income/(loss) to
    average assets                              (0.15)%              (0.21)%              (0.42)%              (0.62)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.27%(a)             1.33%(b)             1.39%(c)               1.42%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $14.87
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  (0.09)
  Net realized and unrealized gain/(loss)
    on investments                               (0.06)
  Net increase/(decrease) in net asset
    value from operations                        (0.15)
  Net asset value, end of the year               $14.72
  TOTAL RETURN++                                 (1.01)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $217,963
  Ratio of operating expenses to average
    net assets                                    1.39%
  Ratio of investment income/(loss) to
    average assets                               (0.64)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.39%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Growth Master Portfolio.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.21% for Class A shares.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.30% for Class A shares.
(c) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.37% for Class A shares.

COLUMBIA MARSICO GROWTH FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $16.18               $15.12               $11.43               $14.29
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                 (0.15)               (0.15)               (0.16)               (0.17)
  Net realized and unrealized gain/(loss)
    on investments                               2.37                 1.21                 3.85                (2.69)
  Net increase/(decrease) in net asset
    value from operations                        2.22                 1.06                 3.69                (2.86)
  Net asset value, end of year                  $18.40               $16.18               $15.12               $11.43
  TOTAL RETURN++                                13.72%                7.01%               32.28%              (20.01)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $198,749             $194,668             $200,270             $137,432
  Ratio of operating expenses to average
    net assets                                   1.96%                2.05%                2.12%                2.17%
  Ratio of investment income/(loss) to
    average assets                              (0.85)%              (0.96)%              (1.17)%              (1.37)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     2.02%(a)             2.08%(b)             2.14%(c)               2.17%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $14.55
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  (0.20)
  Net realized and unrealized gain/(loss)
    on investments                               (0.06)
  Net increase/(decrease) in net asset
    value from operations                        (0.26)
  Net asset value, end of year                   $14.29
  TOTAL RETURN++                                 (1.79)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $209,503
  Ratio of operating expenses to average
    net assets                                    2.14%
  Ratio of investment income/(loss) to
    average assets                               (1.39)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        2.14%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Growth Master Portfolio.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.96% for Class B shares.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.05% for Class B shares.
(c) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.12% for Class B shares.

COLUMBIA MARSICO GROWTH FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $16.20               $15.14               $11.44               $14.31
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                 (0.15)               (0.15)               (0.17)               (0.17)
  Net realized and unrealized gain/(loss)
    on investments                               2.38                 1.21                 3.87                (2.70)
  Net increase/(decrease) in net asset
    value from operations                        2.23                 1.06                 3.70                (2.87)
  Net asset value, end of year                  $18.43               $16.20               $15.14               $11.44
  TOTAL RETURN++                                13.77%                7.00%               32.34%              (20.06)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $679,735             $352,016             $177,599              $55,913
  Ratio of operating expenses to average
    net assets                                   1.96%                2.05%                2.12%                2.17%
  Ratio of investment income/(loss) to
    average assets                              (0.89)%              (0.96)%              (1.17)%              (1.37)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     2.02%(a)             2.08%(b)             2.14%(c)               2.17%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $14.57
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  (0.20)
  Net realized and unrealized gain/(loss)
    on investments                               (0.06)
  Net increase/(decrease) in net asset
    value from operations                        (0.26)
  Net asset value, end of year                   $14.31
  TOTAL RETURN++                                 (1.78)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $31,886
  Ratio of operating expenses to average
    net assets                                    2.14%
  Ratio of investment income/(loss) to
    average assets                               (1.39)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        2.14%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Growth Master Portfolio.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.96% for Class C shares.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.05% for Class C shares.
(c) The effect of the non-recurring costs assumed by the Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.12% for Class C shares.

COLUMBIA MARSICO GROWTH FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                  PERIOD ENDED
  CLASS R SHARES                                                   03/31/06*
  Net asset value, beginning of period                               $18.89
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                                      (0.01)
  Net realized and unrealized gain/(loss)
    on investments                                                    0.61
  Net increase/(decrease) in net asset
    value from operations                                             0.60
  Net asset value, end of period                                     $19.49
  TOTAL RETURN++                                                    3.18%(a)
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                                $10
  Ratio of operating expenses to average
    net assets                                                      1.54%(b)
  Ratio of investment income/(loss) to
    average assets                                                 (0.35)%(b)
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                        1.61%(b)(c)

* Class R shares commenced operations on January 23, 2006.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income (loss) has been calculated using the monthly average shares method.
(a) Not annualized.
(b) Annualized.
(c) The effect of the non-recurring costs assumed by the Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.55% for Class R shares.

COLUMBIA MARSICO FOCUSED EQUITIES FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $17.67               $16.79               $12.70               $15.77
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                 (0.05)               (0.06)               (0.08)               (0.08)
  Net realized and unrealized gain/(loss)
    on investments                               3.48                 0.94                 4.17                (2.99)
  Net increase/(decrease) in net asset
    value from operations                        3.43                 0.88                 4.09                (3.07)
  Net asset value, end of year                  $21.10               $17.67               $16.79               $12.70
  TOTAL RETURN++                                19.41%                5.24%               32.20%              (19.47)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $2,061,076           $1,256,948           $1,030,985            $537,958
  Ratio of operating expenses to average
    net assets                                   1.22%                1.30%                1.34%                1.37%
  Ratio of net investment income/(loss)
    to average net assets                       (0.27)%              (0.37)%              (0.49)%              (0.60)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.30%(a)             1.33%(b)             1.37%(c)               1.37%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $15.31
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  (0.09)
  Net realized and unrealized gain/(loss)
    on investments                                0.55
  Net increase/(decrease) in net asset
    value from operations                         0.46
  Net asset value, end of year                   $15.77
  TOTAL RETURN++                                  3.00%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $507,590
  Ratio of operating expenses to average
    net assets                                    1.36%
  Ratio of net investment income/(loss)
    to average net assets                        (0.58)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.36%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Focused Equities Master Portfolio.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.24% for Class A shares.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.30% for Class A shares.
(c) The effect of the non-recurring costs assumed by the Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.34% for Class A shares.

COLUMBIA MARSICO FOCUSED EQUITIES FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $16.80               $16.08               $12.25               $15.33
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                 (0.18)               (0.18)               (0.19)               (0.18)
  Net realized and unrealized gain/(loss)
    on investments                               3.29                 0.90                 4.02                (2.90)
  Net increase/(decrease) in net asset
    value from operations                        3.11                 0.72                 3.83                (3.08)
  Net asset value, end of year                  $19.91               $16.80               $16.08               $12.25
  TOTAL RETURN++                                18.51%                4.48%               31.27%              (20.09)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $509,933             $517,489             $576,884             $462,082
  Ratio of operating expenses to average
    net assets                                   1.97%                2.05%                2.09%                2.12%
  Ratio of net investment income/(loss)
    to average net assets                       (1.01)%              (1.12)%              (1.24)%              (1.35)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     2.05%(c)             2.08%(a)             2.12%(b)               2.12%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $15.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  (0.20)
  Net realized and unrealized gain/(loss)
    on investments                                0.53
  Net increase/(decrease) in net asset
    value from operations                         0.33
  Net asset value, end of year                   $15.33
  TOTAL RETURN++                                  2.20%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $679,688
  Ratio of operating expenses to average
    net assets                                    2.11%
  Ratio of net investment income/(loss)
    to average net assets                        (1.33)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        2.11%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Focused Equities Master Portfolio.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.05% for Class B shares.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.09% for Class B shares.
(c) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.99% for Class B.

COLUMBIA MARSICO FOCUSED EQUITIES FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $16.85               $16.13               $12.29               $15.38
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                 (0.19)               (0.18)               (0.19)               (0.18)
  Net realized and unrealized gain/(loss)
    on investments                               3.31                 0.90                 4.03                (2.91)
  Net increase/(decrease) in net asset
    value from operations                        3.12                 0.72                 3.84                (3.09)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains           --                   --                   --                   --
  Net asset value, end of year                  $19.97               $16.85               $16.13               $12.29
  TOTAL RETURN++                                18.52%                4.46%               31.24%              (20.09)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $532,250             $382,989             $342,885             $175,032
  Ratio of operating expenses to average
    net assets                                   1.97%                2.05%                2.09%                2.12%
  Ratio of net investment income/(loss)
    to average net assets                       (1.01)%              (1.12)%              (1.24)%              (1.35)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     2.05%(c)             2.08%(a)             2.12%(b)               2.12%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $15.05
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  (0.20)
  Net realized and unrealized gain/(loss)
    on investments                                0.53
  Net increase/(decrease) in net asset
    value from operations                         0.33
  LESS DISTRIBUTIONS:
  Distributions from net realized gains            --
  Net asset value, end of year                   $15.38
  TOTAL RETURN++                                  2.19%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $188,842
  Ratio of operating expenses to average
    net assets                                    2.11%
  Ratio of net investment income/(loss)
    to average net assets                        (1.33)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        2.11%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Focused Equities Master Portfolio.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.05% for Class C shares.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.09% for Class C shares.
(c) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.99% for Class C shares.

COLUMBIA MARSICO 21ST CENTURY FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.61                $9.70                $6.19                $7.06
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                 (0.03)               (0.05)               (0.05)               (0.07)
  Net realized and unrealized gain/(loss)
    on investments                               3.00                 0.96                 3.56                (0.80)
  Net increase/(decrease) in net asset
    value from operations                        2.97                 0.91                 3.51                (0.87)
  LESS DISTRIBUTIONS
  Distributions from net investment
    income                                        --                   --                   --                   --
  Net asset value, end of year                  $13.58               $10.61                $9.70                $6.19
  TOTAL RETURN++                                28.04%                9.38%               56.70%              (12.32)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $675,287             $187,094              $48,630              $10,853
  Ratio of operating expenses to average
    net assets(a)                                1.31%              1.40%(b)             1.49%(b)             1.70%(b)
  Ratio of net investment income/(loss)
    to average net assets                       (0.22)%              (0.50)%             (0.59)%*              (1.06)%
  Portfolio turnover rate                        141%                 130%                 204%                 308%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    1.32%                1.40%                1.49%                1.71%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $6.97
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  (0.07)
  Net realized and unrealized gain/(loss)
    on investments                                0.16
  Net increase/(decrease) in net asset
    value from operations                         0.09
  LESS DISTRIBUTIONS
  Distributions from net investment
    income                                         --
  Net asset value, end of year                    $7.06
  TOTAL RETURN++                                  1.29%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $14,741
  Ratio of operating expenses to average
    net assets(a)                                 1.62%
  Ratio of net investment income/(loss)
    to average net assets                        (0.97)%
  Portfolio turnover rate                         419%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     1.62%

* Reflects overall Fund ratios for investment income.
+ Annualized.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%, except for the year ended March 31, 2006 which was 0.08%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA MARSICO 21ST CENTURY FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.22                $9.42                $6.05                $6.96
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                 (0.11)               (0.12)               (0.13)               (0.12)
  Net realized and unrealized gain/(loss)
    on investments                               2.88                 0.92                 3.50                (0.79)
  Net increase/(decrease) in net asset
    value from operations                        2.77                 0.80                 3.37                (0.91)
  Net asset value, end of year                  $12.99               $10.22                $9.42                $6.05
  TOTAL RETURN++                                27.10%                8.49%               55.70%              (13.07)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $97,006              $60,495              $48,277              $29,562
  Ratio of operating expenses to average
    net assets(a)                                2.06%              2.15%(b)             2.24%(b)             2.45%(b)
  Ratio of net investment income/(loss)
    to average net assets                       (0.96)%              (1.25)%             (1.34)%*              (1.81)%
  Portfolio turnover rate                        141%                 130%                 204%                 308%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    2.07%                2.15%                2.24%                2.46%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $6.92
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  (0.12)
  Net realized and unrealized gain/(loss)
    on investments                                0.16
  Net increase/(decrease) in net asset
    value from operations                         0.04
  Net asset value, end of year                    $6.96
  TOTAL RETURN++                                  0.58%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $43,187
  Ratio of operating expenses to average
    net assets(a)                                 2.37%
  Ratio of net investment income/(loss)
    to average net assets                        (1.72)%
  Portfolio turnover rate                         419%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     2.37%

* Reflects overall Fund ratios for investment income.
+ Annualized.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%, except for the year ended March 31, 2006 which was 0.08%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA MARSICO 21ST CENTURY FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.22                $9.42                $6.05                $6.96
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                 (0.11)               (0.12)               (0.13)               (0.12)
  Net realized and unrealized gain/(loss)
    on investments                               2.88                 0.92                 3.50                (0.79)
  Net increase/(decrease) in net asset
    value from operations                        2.77                 0.80                 3.37                (0.91)
  Net asset value, end of year                  $12.99               $10.22                $9.42                $6.05
  TOTAL RETURN++                                27.10%                8.49%               55.70%              (13.07)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $157,286              $38,460              $14,700              $3,517
  Ratio of operating expenses to average
    net assets(a)                                2.06%              2.15%(b)             2.24%(b)             2.45%(b)
  Ratio of net investment income/(loss)
    to average net assets                       (0.96)%              (1.25)%             (1.34)%*              (1.81)%
  Portfolio turnover rate                        141%                 130%                 204%                 308%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    2.07%                2.15%                2.24%                2.46%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $6.92
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  (0.12)
  Net realized and unrealized gain/(loss)
    on investments                                0.16
  Net increase/(decrease) in net asset
    value from operations                         0.04
  Net asset value, end of year                    $6.96
  TOTAL RETURN++                                  0.58%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $4,660
  Ratio of operating expenses to average
    net assets(a)                                 2.37%
  Ratio of net investment income/(loss)
    to average net assets                        (1.72)%
  Portfolio turnover rate                         419%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     2.37%

* Reflects overall Fund ratios for investment income.
+ Annualized.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%, except for the year ended March 31, 2006 which was 0.08%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA MARSICO 21ST CENTURY FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                  PERIOD ENDED
  CLASS R SHARES                                                   03/31/06*
  Net asset value, beginning of period                               $12.53
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                                      (0.02)
  Net realized and unrealized gain/(loss)
    on investments                                                    1.07
  Net increase/(decrease) in net asset
    value from operations                                             1.05
  Net asset value, end of period                                     $13.58
  TOTAL RETURN++                                                    8.38%(a)
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                                $11
  Ratio of operating expenses to average
    net assets                                                      1.63%(b)
  Ratio of net investment income/(loss)
    to average net assets                                          (0.91)%(b)
  Portfolio turnover rate                                             141%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(c)                                       1.66%(b)

* Class R shares commenced operations on January 23, 2006.
# Per share net investment income/(loss) has been calculated using the monthly shares method.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) Not annualized.
(b) Annualized.
(c) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%, except for the year ended March 31, 2006 which was 0.08%.

COLUMBIA MARSICO INTERNATIONAL
OPPORTUNITIES FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.41               $11.05                $6.93                $8.32
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.09                 0.05                 --##                 0.01
  Net realized and unrealized gain/(loss)
    on investments                               3.74                 0.51                 4.20                (1.40)
  Net increase/(decrease) in net asset
    value from operations                        3.83                 0.56                 4.20                (1.39)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.10)               (0.04)                 --                   --
  Distributions from net realized gains         (0.47)               (0.16)               (0.08)                 --
  Total dividends and distributions             (0.57)               (0.20)               (0.08)                 --
  Net increase in net asset value from
    redemption fees                              --##                 --##                 --##                  --
  Net asset value, end of year                  $14.67               $11.41               $11.05                $6.93
  TOTAL RETURN++                                35.26%                5.24%               60.87%              (16.71)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $150,043              $52,794              $19,785              $2,272
  Ratio of operating expenses to average
    net assets                                 1.34%(b)             1.37%(a)             1.42%(a)             1.73%(a)
  Ratio of net investment income/(loss)
    to average net assets                        0.74%                0.47%               (0.04)%               0.33%
  Portfolio turnover rate                        118%                 165%                 121%                 193%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.34%(a)             1.37%(a)             1.42%(a)             2.05%(a)

                                               YEAR ENDED
  CLASS A SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $8.01
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  (0.01)
  Net realized and unrealized gain/(loss)
    on investments                                0.32
  Net increase/(decrease) in net asset
    value from operations                         0.31
  LESS DISTRIBUTIONS:
  Dividends from net investment income             --
  Distributions from net realized gains            --
  Total dividends and distributions                --
  Net increase in net asset value from
    redemption fees                                --
  Net asset value, end of year                    $8.32
  TOTAL RETURN++                                  3.87%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $1,526
  Ratio of operating expenses to average
    net assets                                 1.67%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                        (0.33)%
  Portfolio turnover rate                         307%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      4.27%(a)

+ Annualized.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA MARSICO INTERNATIONAL
OPPORTUNITIES FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                             YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
  CLASS B SHARES                              03/31/06           03/31/05           03/31/04           03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year           $11.05             $10.75              $6.79              $8.22
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                 0.01              (0.03)             (0.07)             (0.04)
  Net realized and unrealized gain/(loss)
    on investments                              3.59               0.49               4.11              (1.39)
  Net increase/(decrease) in net asset
    value from operations                       3.60               0.46               4.04              (1.43)
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.01)               --                 --                 --
  Distributions from net realized gains        (0.47)             (0.16)             (0.08)               --
  Total dividends and distributions            (0.48)             (0.16)             (0.08)               --
  Net increase in net asset value from
    redemption fees                             --##               --##               --##                --
  Net asset value, end of year                 $14.17             $11.05             $10.75              $6.79
  TOTAL RETURN++                               34.22%              4.45%             59.77%            (17.40)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $28,883            $16,618            $8,905             $2,782
  Ratio of operating expenses to average
    net assets                                2.09%(b)           2.12%(a)           2.17%(a)           2.48%(a)
  Ratio of net investment income/(loss)
    to average net assets                       0.12%             (0.28)%            (0.79)%            (0.42)%
  Portfolio turnover rate                       118%               165%               121%               193%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                    2.09%(a)           2.12%(a)           2.17%(a)           2.80%(a)

                                              YEAR ENDED
  CLASS B SHARES                               03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $7.97
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                 (0.07)
  Net realized and unrealized gain/(loss)
    on investments                               0.32
  Net increase/(decrease) in net asset
    value from operations                        0.25
  LESS DISTRIBUTIONS:
  Dividends from net investment income            --
  Distributions from net realized gains           --
  Total dividends and distributions               --
  Net increase in net asset value from
    redemption fees                               --
  Net asset value, end of year                   $8.22
  TOTAL RETURN++                                 3.14%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $1,951
  Ratio of operating expenses to average
    net assets                                2.42%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                       (1.08)%
  Portfolio turnover rate                        307%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     5.02%(a)

+ Annualized.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA MARSICO INTERNATIONAL
OPPORTUNITIES FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/06              3/31/05              3/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.05               $10.75                $6.80                $8.22
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.01                (0.03)               (0.07)               (0.05)
  Net realized and unrealized gain/(loss)
   on investments                                3.60                 0.49                 4.10                (1.37)
  Net increase/(decrease) in net asset
   value from operations                         3.61                 0.46                 4.03                (1.42)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.01)                 --                   --                   --
  Distributions from net realized gains         (0.47)               (0.16)               (0.08)                 --
  Total dividends and distributions             (0.48)               (0.16)               (0.08)                 --
  Net increase in net asset value from
   redemption fees                               --##                 --##                 --##                  --
  Net asset value, end of year                  $14.18               $11.05               $10.75                $6.80
  TOTAL RETURN++                                34.32%                4.45%               59.53%              (17.27)%
  RATIOS TO AVERAGE NET
   ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $46,365              $19,530              $8,331                $869
  Ratio of operating expenses to average
   net assets                                  2.09%(b)             2.12%(a)             2.17%(a)             2.48%(a)
  Ratio of net investment income/(loss)
   to average net assets                         0.05%               (0.28)%              (0.79)%              (0.42)%
  Portfolio turnover rate                        118%                 165%                 121%                 193%
  Ratio of operating expenses to average
   net assets without waivers and/or
   expense reimbursements                      2.09%(a)             2.12%(a)             2.17%(a)             2.80%(a)

                                               YEAR ENDED
  CLASS C SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $7.97
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  (0.07)
  Net realized and unrealized gain/(loss)
   on investments                                 0.32
  Net increase/(decrease) in net asset
   value from operations                          0.25
  LESS DISTRIBUTIONS:
  Dividends from net investment income             --
  Distributions from net realized gains            --
  Total dividends and distributions                --
  Net increase in net asset value from
   redemption fees                                 --
  Net asset value, end of year                    $8.22
  TOTAL RETURN++                                  3.14%
  RATIOS TO AVERAGE NET
   ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)              $869
  Ratio of operating expenses to average
   net assets                                  2.42%(a)(b)
  Ratio of net investment income/(loss)
   to average net assets                         (1.08)%
  Portfolio turnover rate                         307%
  Ratio of operating expenses to average
   net assets without waivers and/or
   expense reimbursements                       5.02%(a)

+ Annualized.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA MARSICO INTERNATIONAL
OPPORTUNITIES FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                  PERIOD ENDED
  CLASS R SHARES                                                   03/31/06*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                               $13.76
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                                      (0.01)
  Net realized and unrealized gain/(loss)
   on investments                                                     0.92
  Net increase/(decrease) in net asset
   value from operations                                              0.91
  LESS DISTRIBUTIONS:
  Dividends from net investment income                                 --
  Distributions from net realized gains                                --
  Total dividends and distributions                                    --
  Net increase in net asset value from
   redemption fees                                                    --##
  Net asset value, end of period                                     $14.67
  TOTAL RETURN++                                                     6.61%
  RATIOS TO AVERAGE NET
   ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                               $11.00
  Ratio of operating expenses to average
   net assets                                                     1.64%(a)(b)+
  Ratio of net investment income/(loss)
   to average net assets                                            (0.30)%+
  Portfolio turnover rate                                             118%
  Ratio of operating expenses to average
   net assets without waivers and/or
   expense reimbursements                                          1.64%(a)+

* Class R shares commenced operations on January 23, 2006.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Hypothetical investment and expense information

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Funds, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in each class of the Funds assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the Funds, which are the same as those stated in the Annual Fund Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables shown below reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charges, if any, which may be payable on redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

COLUMBIA MARSICO GROWTH FUND -- CLASS A SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              5.75%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              1.24%               -2.21%              $9,779.38        $694.07
       2           10.25%              1.24%                1.47%             $10,147.08        $123.54
       3           15.76%              1.24%                5.29%             $10,528.62        $128.19
       4           21.55%              1.24%                9.24%             $10,924.49        $133.01
       5           27.63%              1.24%               13.35%             $11,335.25        $138.01
       6           34.01%              1.24%               17.61%             $11,761.46        $143.20
       7           40.71%              1.24%               22.04%             $12,203.69        $148.58
       8           47.75%              1.24%               26.63%             $12,662.55        $154.17
       9           55.13%              1.24%               31.39%             $13,138.66        $159.97
      10           62.89%              1.24%               36.33%             $13,632.67        $165.98
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $3,632.67
  TOTAL ANNUAL FEES & EXPENSES                                                                $1,988.72

COLUMBIA MARSICO GROWTH FUND -- CLASS B SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                       CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &      ANNUAL EXPENSE        AFTER FEES &     END BALANCE AFTER    FEES &
     YEAR         EXPENSES              RATIO              EXPENSES        FEES & EXPENSES    EXPENSES
       1            5.00%                 1.99%              3.01%            $10,301.00        $201.99
       2           10.25%                 1.99%              6.11%            $10,611.06        $208.07
       3           15.76%                 1.99%              9.30%            $10,930.45        $214.34
       4           21.55%                 1.99%             12.59%            $11,259.46        $220.79
       5           27.63%                 1.99%             15.98%            $11,598.37        $227.44
       6           34.01%                 1.99%             19.47%            $11,947.48        $234.28
       7           40.71%                 1.99%             23.07%            $12,307.10        $241.33
       8           47.75%                 1.99%             26.78%            $12,677.54        $248.60
       9           55.13%                 1.24%             31.54%            $13,154.22        $160.16
      10           62.89%                 1.24%             36.49%            $13,648.82        $166.18
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $3,648.82
  TOTAL ANNUAL FEES & EXPENSES                                                                $2,123.18

COLUMBIA MARSICO GROWTH FUND -- CLASS C SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              1.99%                3.01%             $10,301.00        $201.99
       2           10.25%              1.99%                6.11%             $10,611.06        $208.07
       3           15.76%              1.99%                9.30%             $10,930.45        $214.34
       4           21.55%              1.99%               12.59%             $11,259.46        $220.79
       5           27.63%              1.99%               15.98%             $11,598.37        $227.44
       6           34.01%              1.99%               19.47%             $11,947.48        $234.28
       7           40.71%              1.99%               23.07%             $12,307.10        $241.33
       8           47.75%              1.99%               26.78%             $12,677.54        $248.60
       9           55.13%              1.99%               30.59%             $13,059.14        $256.08
      10           62.89%              1.99%               34.52%             $13,452.22        $263.79
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $3,452.22
  TOTAL ANNUAL FEES & EXPENSES                                                                $2,316.71

COLUMBIA MARSICO GROWTH FUND -- CLASS R SHARES

        MAXIMUM SALES CHARGE        INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
               0.00%                              $10,000.00                              5%
               CUMULATIVE RETURN                        CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                 BEFORE FEES &       ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR           EXPENSES              RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1              5.00%               1.49%                3.51%             $10,351.00        $151.61
       2             10.25%               1.49%                7.14%             $10,714.32        $156.94
       3             15.76%               1.49%               10.90%             $11,090.39        $162.45
       4             21.55%               1.49%               14.80%             $11,479.67        $168.15
       5             27.63%               1.49%               18.83%             $11,882.60        $174.05
       6             34.01%               1.49%               23.00%             $12,299.68        $180.16
       7             40.71%               1.49%               27.31%             $12,731.40        $186.48
       8             47.75%               1.49%               31.78%             $13,178.27        $193.03
       9             55.13%               1.49%               36.41%             $13,640.83        $199.80
      10             62.89%               1.49%               41.20%             $14,119.62        $206.82
  TOTAL GAIN AFTER FEES & EXPENSES                                                $4,119.62
    TOTAL ANNUAL FEES & EXPENSES                                                                 $1,779.48

COLUMBIA MARSICO FOCUSED EQUITIES FUND -- CLASS A SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              5.75%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              1.27%               -2.23%              $9,776.55        $696.93
       2           10.25%              1.27%                1.41%             $10,141.22        $126.48
       3           15.76%              1.27%                5.19%             $10,519.49        $131.20
       4           21.55%              1.27%                9.12%             $10,911.86        $136.09
       5           27.63%              1.27%               13.19%             $11,318.87        $141.17
       6           34.01%              1.27%               17.41%             $11,741.07        $146.43
       7           40.71%              1.27%               21.79%             $12,179.01        $151.89
       8           47.75%              1.27%               26.33%             $12,633.29        $157.56
       9           55.13%              1.27%               31.05%             $13,104.51        $163.44
      10           62.89%              1.27%               35.93%             $13,593.31        $169.53
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $3,593.31
  TOTAL ANNUAL FEES & EXPENSES                                                                $2,020.70

COLUMBIA MARSICO FOCUSED EQUITIES FUND -- CLASS B SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              2.02%                2.98%             $10,298.00        $205.01
       2           10.25%              2.02%                6.05%             $10,604.88        $211.12
       3           15.76%              2.02%                9.21%             $10,920.91        $217.41
       4           21.55%              2.02%               12.46%             $11,246.35        $223.89
       5           27.63%              2.02%               15.81%             $11,581.49        $230.56
       6           34.01%              2.02%               19.27%             $11,926.62        $237.43
       7           40.71%              2.02%               22.82%             $12,282.03        $244.51
       8           47.75%              2.02%               26.48%             $12,648.04        $251.79
       9           55.13%              1.27%               31.20%             $13,119.81        $163.63
      10           62.89%              1.27%               36.09%             $13,609.18        $169.73
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $3,609.18
  TOTAL ANNUAL FEES & EXPENSES                                                                $2,155.08

COLUMBIA MARSICO FOCUSED EQUITIES FUND -- CLASS C SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              2.02%                2.98%             $10,298.00        $205.01
       2           10.25%              2.02%                6.05%             $10,604.88        $211.12
       3           15.76%              2.02%                9.21%             $10,920.91        $217.41
       4           21.55%              2.02%               12.46%             $11,246.35        $223.89
       5           27.63%              2.02%               15.81%             $11,581.49        $230.56
       6           34.01%              2.02%               19.27%             $11,926.62        $237.43
       7           40.71%              2.02%               22.82%             $12,282.03        $244.51
       8           47.75%              2.02%               26.48%             $12,648.04        $251.79
       9           55.13%              2.02%               30.25%             $13,024.95        $259.30
      10           62.89%              2.02%               34.13%             $13,413.09        $267.02
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $3,413.09
  TOTAL ANNUAL FEES & EXPENSES                                                                $2,348.04

COLUMBIA MARSICO 21ST CENTURY FUND -- CLASS A SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATIO OF RETURN
              5.75%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              1.37%               -2.33%              $9,767.13        $706.47
       2           10.25%              1.37%                1.22%             $10,121.67        $136.24
       3           15.76%              1.37%                4.89%             $10,489.09        $141.18
       4           21.55%              1.37%                8.70%             $10,869.85        $146.31
       5           27.63%              1.37%               12.64%             $11,264.42        $151.62
       6           34.01%              1.37%               16.73%             $11,673.32        $157.12
       7           40.71%              1.37%               20.97%             $12,097.06        $162.83
       8           47.75%              1.37%               25.36%             $12,536.18        $168.74
       9           55.13%              1.37%               29.91%             $12,991.25        $174.86
      10           62.89%              1.37%               34.63%             $13,462.83        $181.21
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $3,462.83
  TOTAL ANNUAL FEES & EXPENSES                                                                $2,126.58

COLUMBIA MARSICO 21ST CENTURY FUND -- CLASS B SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATIO OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              2.12%                2.88%             $10,288.00        $215.05
       2           10.25%              2.12%                5.84%             $10,584.29        $221.25
       3           15.76%              2.12%                8.89%             $10,889.12        $227.62
       4           21.55%              2.12%               12.03%             $11,202.73        $234.17
       5           27.63%              2.12%               15.25%             $11,525.37        $240.92
       6           34.01%              2.12%               18.57%             $11,857.30        $247.86
       7           40.71%              2.12%               21.99%             $12,198.79        $254.99
       8           47.75%              2.12%               25.50%             $12,550.11        $262.34
       9           55.13%              1.37%               30.06%             $13,005.68        $175.06
      10           62.89%              1.37%               34.78%             $13,477.79        $181.41
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $3,477.79
  TOTAL ANNUAL FEES & EXPENSES                                                                $2,260.67

COLUMBIA MARSICO 21ST CENTURY FUND -- CLASS C SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATIO OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              2.12%                2.88%             $10,288.00        $215.05
       2           10.25%              2.12%                5.84%             $10,584.29        $221.25
       3           15.76%              2.12%                8.89%             $10,889.12        $227.62
       4           21.55%              2.12%               12.03%             $11,202.73        $234.17
       5           27.63%              2.12%               15.25%             $11,525.37        $240.92
       6           34.01%              2.12%               18.57%             $11,857.30        $247.86
       7           40.71%              2.12%               21.99%             $12,198.79        $254.99
       8           47.75%              2.12%               25.50%             $12,550.11        $262.34
       9           55.13%              2.12%               29.12%             $12,911.56        $269.89
      10           62.89%              2.12%               32.83%             $13,283.41        $277.67
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $3,283.41
  TOTAL ANNUAL FEES & EXPENSES                                                                $2,451.76

COLUMBIA MARSICO 21ST CENTURY FUND -- CLASS R SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATIO OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              1.62%                3.38%             $10,338.00        $164.74
       2           10.25%              1.62%                6.87%             $10,687.42        $170.31
       3           15.76%              1.62%               10.49%             $11,048.66        $176.06
       4           21.55%              1.62%               14.22%             $11,422.10        $182.01
       5           27.63%              1.62%               18.08%             $11,808.17        $188.17
       6           34.01%              1.62%               22.07%             $12,207.29        $194.53
       7           40.71%              1.62%               26.20%             $12,619.89        $201.10
       8           47.75%              1.62%               30.46%             $13,046.45        $207.90
       9           55.13%              1.62%               34.87%             $13,487.42        $214.92
      10           62.89%              1.62%               39.43%             $13,943.29        $222.19
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $3,943.29
  TOTAL ANNUAL FEES & EXPENSES                                                                $1,921.92

COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND -- CLASS A SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATIO OF RETURN
              5.75%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              1.34%               -2.30%              $9,769.96        $703.61
       2           10.25%              1.34%                1.28%             $10,127.54        $133.31
       3           15.76%              1.34%                4.98%             $10,498.20        $138.19
       4           21.55%              1.34%                8.82%             $10,882.44        $143.25
       5           27.63%              1.34%               12.81%             $11,280.73        $148.49
       6           34.01%              1.34%               16.94%             $11,693.61        $153.93
       7           40.71%              1.34%               21.22%             $12,121.60        $159.56
       8           47.75%              1.34%               25.65%             $12,565.25        $165.40
       9           55.13%              1.34%               30.25%             $13,025.13        $171.46
      10           62.89%              1.34%               35.02%             $13,501.85        $177.73
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $3,501.85
  TOTAL ANNUAL FEES & EXPENSES                                                                $2,094.93

COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND -- CLASS B SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATIO OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              2.09%                2.91%             $10,291.00        $212.04
       2           10.25%              2.09%                5.90%             $10,590.47        $218.21
       3           15.76%              2.09%                8.99%             $10,898.65        $224.56
       4           21.55%              2.09%               12.16%             $11,215.80        $231.10
       5           27.63%              2.09%               15.42%             $11,542.18        $237.82
       6           34.01%              2.09%               18.78%             $11,878.06        $244.74
       7           40.71%              2.09%               22.24%             $12,223.71        $251.86
       8           47.75%              2.09%               25.79%             $12,579.42        $259.19
       9           55.13%              1.34%               30.40%             $13,039.83        $171.65
      10           62.89%              1.34%               35.17%             $13,517.08        $177.93
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $3,517.08
  TOTAL ANNUAL FEES & EXPENSES                                                                $2,229.11

COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND -- CLASS C SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATIO OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              2.09%                2.91%             $10,291.00        $212.04
       2           10.25%              2.09%                5.90%             $10,590.47        $218.21
       3           15.76%              2.09%                8.99%             $10,898.65        $224.56
       4           21.55%              2.09%               12.16%             $11,215.80        $231.10
       5           27.63%              2.09%               15.42%             $11,542.18        $237.82
       6           34.01%              2.09%               18.78%             $11,878.06        $244.74
       7           40.71%              2.09%               22.24%             $12,223.71        $251.86
       8           47.75%              2.09%               25.79%             $12,579.42        $259.19
       9           55.13%              2.09%               29.45%             $12,945.48        $266.74
      10           62.89%              2.09%               33.22%             $13,322.19        $274.50
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $3,322.19
  TOTAL ANNUAL FEES & EXPENSES                                                                $2,420.76

COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND -- CLASS R SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATIO OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              1.59%                3.41%             $10,341.00        $161.71
       2           10.25%              1.59%                6.94%             $10,693.63        $167.23
       3           15.76%              1.59%               10.58%             $11,058.28        $172.93
       4           21.55%              1.59%               14.35%             $11,435.37        $178.82
       5           27.63%              1.59%               18.25%             $11,825.31        $184.92
       6           34.01%              1.59%               22.29%             $12,228.56        $191.23
       7           40.71%              1.59%               26.46%             $12,645.55        $197.75
       8           47.75%              1.59%               30.77%             $13,076.76        $204.49
       9           55.13%              1.59%               35.23%             $13,522.68        $211.47
      10           62.89%              1.59%               39.84%             $13,983.81        $218.68
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $3,983.81
  TOTAL ANNUAL FEES & EXPENSES                                                                $1,889.22

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO COLUMBIA FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------

Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of the Fund's assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 under the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

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

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CROSSING NETWORKS -- an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DEPOSITARY RECEIPTS -- evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity-and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVERSIFIED -- A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

DURATION -- a measure used to estimate how much a Fund's net asset value will fluctuate in response to a change in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The securities issued by the FHLMC are guaranteed as to timely payment of interest and the ultimate collection of

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

principal only by the FHLMC and are not insured or guaranteed by the U.S. government.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. FNMA is a congressionally chartered company, although neither its common stock nor the securities it issues are insured or guaranteed by the U.S. government. The securities issued by FNMA are guaranteed as to timely payment of both principal and interest only by FNMA.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from two, or in some circumstances one, nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

FORWARD FOREIGN CURRENCY CONTRACTS -- a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUNDAMENTAL ANALYSIS -- a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- a government-owned corporation that is considered an agency of the U.S. government. It guarantees, with the full faith and credit of the U.S. government, full and timely payment of all principal and interest on its mortgage-backed securities.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

HIGH YIELD DEBT SECURITY -- a debt security (also known as a "junk" bond) that, at the time of purchase, is either rated by an NRSRO to be below investment-grade (e.g., rated "BB" or lower by S&P) or is unrated but believed by a Fund's portfolio manager(s) or portfolio management team to be of comparable quality.

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

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

LEHMAN BROTHERS U.S. AGGREGATE INDEX -- an unmanaged index made up of U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities and asset-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MERRILL LYNCH ALL CONVERTIBLES ALL QUALITIES INDEX -- an unmanaged index that measures the performance of all U.S. dollar-denominated convertible securities of issuers not currently in bankruptcy. Securities in the index have total market values greater than $50 million at issuance. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MERRILL LYNCH 1-3 YEAR MUNICIPAL INDEX -- an unmanaged index that tracks the performance of investment grade U.S. tax exempt bonds with remaining terms to final maturities of at least one year and less than three years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MONEY MARKET INSTRUMENT -- a high quality, short-term debt security that pays interest based on a fixed, variable or floating rate and is considered to mature in 13 months or less. Money market instruments include, but are not limited to, U.S. Treasury obligations, U.S. government obligations, certificates of deposit and time deposits, bankers' acceptances, commercial paper, corporate bonds, extendible commercial notes, asset backed securities, funding agreements, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MORTGAGE DOLLAR ROLLS -- transactions in which a Fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase those or similar securities at a mutually agreed-upon future date and lower price. The difference between the sale price and the repurchase price is known as the "drop."

MSCI EAFE INDEX -- an unmanaged free float-adjusted market capitalization index that measures developed market equity performance, excluding the U.S. and Canada. The index includes Australia, Austria, Belgium, Denmark, Finland,

France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MSCI WORLD INDEX -- an unmanaged free float-adjusted market capitalization index that measures global developed market equity performance. The index includes Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

OVER-THE-COUNTER MARKET -- a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

PRE-REFUNDED BOND -- a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

PRICE-TO-EARNINGS RATIO (P/E RATIO) -- the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

PRIVATE PLACEMENT -- a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities.

Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

QUANTITATIVE ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

REAL ESTATE INVESTMENT TRUST (REIT) -- a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests. A REIT is a tax-advantaged entity with a special election under the Internal Revenue Code whose assets are composed primarily of such investments.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

RIGHT -- a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

RUSSELL 1000(R) GROWTH INDEX -- an unmanaged index that measures the performance of the largest U.S. companies based on total market capitalization, with higher price-to-book ratios and higher forecasted growth rates relative to the Russell 1000(R) Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 1000(R) INDEX -- an unmanaged index that measures the performance of the largest 1,000 U.S. companies and represents approximately 90% of the U.S. equity market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 1000(R) VALUE INDEX -- an unmanaged index that measures the performance of those securities in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) GROWTH INDEX -- an unmanaged index that measures the performance of those securities in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) INDEX -- an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index and represents approximately 8% of the U.S. equity market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) VALUE INDEX -- an unmanaged index that measures the performance of those securities in the Russell 2000(R) Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 3000(R) GROWTH INDEX -- an unmanaged index comprised of securities in the Russell 3000(R) Index, that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, with a greater than average growth orientation. Companies in the Russell 3000(R) Growth Index tend to exhibit higher price to book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 3000(R) INDEX -- an unmanaged index that measures the performance of the 3,000 largest U.S. securities based on total market capitalization, and represents approximately 98% of the investable U.S. equity market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) GROWTH INDEX -- an unmanaged index that measures the performance of those securities in the Russell Midcap(R) Index with higher price-to-book ratios and higher forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) INDEX -- an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index and represents approximately 24% of the U.S. equity market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) VALUE INDEX -- an unmanaged index that measures the performance of those securities in the Russell Midcap(R) Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P 500(1) INDEX -- an unmanaged index of 500 widely held common stocks. The S&P 500 covers 80% of the U.S. market and encompasses more than 100 different industry groups. It is not available for investment and does not reflect fees, brokerage commissions to other expenses of investing.

S&P MIDCAP 400(1) INDEX -- an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. It represents about 7% of the U.S. market capitalization. The index is weighted by market value, is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P SMALLCAP 600(1) INDEX -- an unmanaged index of 600 common stocks, weighted by market capitalization. The S&P SmallCap 600 represents 3% of U.S. market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SENIOR SECURITY -- a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

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

SHORT-SELLING -- the practice of borrowing a security (or commodity futures contract) from a broker and selling it, with the understanding that it must later be repurchased and returned to the broker. Short-selling (or "selling short") is a technique used by investors who try to profit from the falling price of a stock.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

ZERO-COUPON BOND -- a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

(1)"Standard & Poor's", "S&P", "S&P 500", "Standard & Poor's 500", "500",
   "Standard & Poor's MidCap 400", "S&P MidCap 400", "Standard & Poor's SmallCap 600" and S&P SmallCap 600" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Funds.

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COLUMBIA MANAGEMENT(R)


Where to find more information

You'll find more information about Columbia Marsico Funds in the following documents:


ANNUAL AND SEMI-ANNUAL REPORTS

The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.


STATEMENT OF ADDITIONAL INFORMATION

The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Columbia Funds:


By telephone:
1.800.345.6611

By mail:
COLUMBIA FUNDS
C/O COLUMBIA FUNDS SERVICES
P.O. BOX 8081
BOSTON, MA 02266-8081

On the Internet:
WWW.COLUMBIAFUNDS.COM


Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


SEC file number: 811-09645
Columbia Funds Series Trust

INT-36/11387-0606

COLUMBIA MANAGEMENT.





                                Columbia LifeGoal(R) Portfolios
                                Prospectus -- Class A, B, C, and R Shares
                                August 1, 2006

                                Columbia LifeGoal(R) Growth Portfolio
                                Columbia LifeGoal(R) Balanced Growth Portfolio Columbia LifeGoal(R) Income and Growth Portfolio


                                THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

                                ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


-----------------------------------
NOT FDIC-INSURED   NOT BANK ISSUED
-----------------------------------
    NO BANK
   GUARANTEE       MAY LOSE VALUE
-----------------------------------

AN OVERVIEW OF THE PORTFOLIOS
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TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE COLUMBIA FUNDS FAMILY (COLUMBIA FUNDS OR COLUMBIA FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 80.

YOUR INVESTMENT IN A PORTFOLIO IS NOT A BANK DEPOSIT OR OTHER OBLIGATION OF, OR ISSUED OR ENDORSED OR GUARANTEED BY, BANK OF AMERICA, N.A. (BANK OF AMERICA) OR ANY OF ITS AFFILIATES. YOUR INVESTMENT IN A PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION
(FDIC) OR ANY OTHER GOVERNMENT AGENCY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE PORTFOLIOS AND MAY BE COMPENSATED OR INCENTED IN CONNECTION WITH THE SALE OF THE PORTFOLIOS.

YOUR INVESTMENT IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL INVESTED. YOUR INVESTMENT MAY LOSE MONEY.

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This booklet, which is called a prospectus, tells you about Columbia LifeGoal
Portfolios. Please read it carefully because it contains information that's designed to help you make informed investment decisions.

Unlike traditional mutual funds, which invest in individual securities, the Portfolios invest in a mix of Stock, International/Global Stock, Government & Corporate Bond Funds and Money Market Funds using an asset allocation approach. These kinds of mutual funds are sometimes called "funds of funds."

ABOUT ASSET ALLOCATION

Asset allocation is the process of creating a diversified portfolio by investing in different asset classes -- for example, equity securities, fixed income securities and money market instruments -- in varying proportions.

The mix of asset classes and how much is invested in each may be the most important factor in how a Portfolio performs and the amount of risk involved. Each asset class, and market segments within a class, like large-, mid- and small-capitalization stocks, have different return and risk characteristics, and react in different ways to changes in the economy. An investment approach that combines asset classes and market segments may help to reduce overall Portfolio volatility.

ABOUT THE PORTFOLIOS

Each Portfolio has its own asset allocation strategy, which gives it distinctive risk/return characteristics. The performance of each Portfolio depends on many factors, including its allocation strategy and the performance of the Underlying Funds it invests in. In general, the more a Columbia LifeGoal Portfolio allocates to Stock and International/Global Stock Funds, the greater the potential return and the greater the risk of a decline in share price. The more a Columbia LifeGoal Portfolio allocates to Government & Corporate Bond Funds and Money Market Funds, the greater the potential for price stability and the lower the potential return. There's always a risk, however, that you'll lose money or that you may not earn as much as you expect.

Columbia LifeGoal Growth Portfolio focuses on long-term growth by normally allocating all of its assets to a mix of Underlying Funds which invest primarily in equity securities. Equities have the potential to provide higher returns than many other kinds of investments, but they also tend to have the highest risk.

Columbia LifeGoal Balanced Growth Portfolio focuses on long-term growth by normally allocating its assets to a balanced mix of Underlying Funds which invest in equity and fixed income securities. Fixed income securities have the potential to increase in value, because, when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of fixed income securities.

Columbia LifeGoal Income and Growth Portfolio focuses on current income and modest growth. It normally allocates most of its assets to Underlying Funds which invest in fixed income securities, but may also allocate some assets to Underlying Funds that invest in equity securities. Over time, the return on this Portfolio may be lower than the return on the other Portfolios.

IS LIFEGOAL RIGHT FOR YOU?

When you're choosing a Portfolio to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

Columbia LifeGoal Portfolios may be suitable for you if:

  - you have longer-term investment goals

  - they're part of a balanced portfolio

They may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with equity and fixed income securities

  - you have short-term investment goals

  - you're looking for a regular stream of income

You'll find a discussion of each Portfolio's investment objective, principal investment strategies and risks in the Portfolio descriptions that start on page 5.

FOR MORE INFORMATION

If you have any questions about the Portfolios, please call us at 1.800.345.6611 or contact your investment professional. For information regarding the purchase, sale and exchange of Class R shares of the Portfolios please contact your retirement plan administrator.

You'll find more information about the Portfolios in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Portfolio's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

AT BOARD MEETINGS SCHEDULED FOR MID-AUGUST 2006, THE BOARD OF TRUSTEES OF COLUMBIA FUNDS SERIES TRUST WILL BE ASKED TO TAKE VARIOUS ACTIONS TO ENABLE THREE OF THE PORTFOLIOS' UNDERLYING FUNDS (COLUMBIA SMALL CAP VALUE FUND II, COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND AND COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND) TO OPERATE AS STAND-ALONE FUNDS. THIS PROSPECTUS DESCRIBES THESE FUNDS AS FEEDER FUNDS THAT INVEST ALL OF THEIR ASSETS IN A CORRESPONDING MASTER PORTFOLIO THAT, IN TURN, INVESTS IN INDIVIDUAL PORTFOLIO SECURITIES. IF THE BOARD DECIDES TO TAKE THESE ACTIONS, THE FUNDS WILL INVEST DIRECTLY IN INDIVIDUAL PORTFOLIO SECURITIES RATHER THAN IN CORRESPONDING MASTER PORTFOLIOS.

SPECIFICALLY, THE BOARD WILL BE ASKED TO ADOPT/APPROVE AN ADVISORY AGREEMENT WITH THE ADVISER, AND SUB-ADVISORY AGREEMENTS WITH THE SUB-ADVISERS FOR THESE FUNDS, ON THE SAME TERMS AS THOSE FOR THE MASTER PORTFOLIOS, AS WELL AS A SINGLE INTEGRATED ADMINISTRATION AGREEMENT COMBINING THE FUND-LEVEL ADMINISTRATIVE DUTIES AND FEES WITH THOSE AT THE CORRESPONDING MASTER PORTFOLIO-LEVEL. THESE ACTIONS WILL NOT RESULT IN ANY CHANGE IN TOTAL FEES OR THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES AS THEY ARE DESCRIBED IN THIS PROSPECTUS. NOR WILL THEY RESULT IN A CHANGE IN THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS, EXCEPT THAT THE RISKS OF INVESTING IN A MASTER-FEEDER STRUCTURE, DISCLOSED IN EACH FUND'S PROSPECTUS, WILL NO LONGER APPLY. THERE WILL BE NO TRANSACTION OR OTHER COSTS CHARGED TO FUND SHAREHOLDERS AND NO FEDERAL INCOME TAX CONSEQUENCES AS A RESULT OF THE ACTIONS.

SHAREHOLDER APPROVAL IS NOT REQUIRED TO IMPLEMENT THESE ACTIONS AND, ACCORDINGLY, WILL NOT BE REQUESTED. THIS PROSPECTUS WILL BE SUPPLEMENTED BY THE END OF AUGUST IF THE ACTIONS ARE NOT APPROVED BY THE BOARD OR ARE NOT IMPLEMENTED AS DESCRIBED.

WHAT'S INSIDE
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About the Portfolios
(FILE FOLDER GRAPHIC)

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COLUMBIA MANAGEMENT
ADVISORS, LLC

COLUMBIA MANAGEMENT ADVISORS, LLC (THE ADVISER) IS THE INVESTMENT ADVISER TO EACH OF THE PORTFOLIOS. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH PORTFOLIO.




 YOU'LL FIND MORE ABOUT THE ADVISER STARTING ON PAGE 36.

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
COLUMBIA LIFEGOAL GROWTH PORTFOLIO                               5
------------------------------------------------------------------
COLUMBIA LIFEGOAL BALANCED GROWTH PORTFOLIO                     12
------------------------------------------------------------------
COLUMBIA LIFEGOAL INCOME AND GROWTH PORTFOLIO                   20
------------------------------------------------------------------
ABOUT THE UNDERLYING FUNDS                                      28
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OTHER IMPORTANT INFORMATION                                     33
------------------------------------------------------------------
HOW THE PORTFOLIOS ARE MANAGED                                  36

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Choosing a share class                                        38
     About Class A shares                                       39
        Front-end sales charge                                  39
        Contingent deferred sales charge                        40
     About Class B shares                                       41
        Contingent deferred sales charge                        41
     About Class C shares                                       42
        Contingent deferred sales charge                        42
     About Class R shares                                       43
     When you might not have to pay a sales charge              43
  Buying, selling and exchanging shares                         49
     How orders are processed                                   54
  How selling and servicing agents are paid                     60
  Distributions and taxes                                       63
  Legal matters                                                 65
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FINANCIAL HIGHLIGHTS                                            66
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HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION                 73
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   80
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WHERE TO FIND MORE INFORMATION                          BACK COVER

COLUMBIA LIFEGOAL GROWTH PORTFOLIO

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ABOUT THE ADVISER

THE ADVISER IS THIS PORTFOLIO'S ADVISER. VIKRAM KURIYAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 36.

ABOUT THE UNDERLYING FUNDS

YOU'LL FIND MORE INFORMATION ABOUT THE UNDERLYING FUNDS IN WHICH THE PORTFOLIO INVESTS, INCLUDING THEIR OBJECTIVES AND STRATEGIES, IN ABOUT THE UNDERLYING FUNDS AND IN THE SAI.

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
(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks capital appreciation through exposure to a variety of equity market segments.

(COMPASS GRAPHIC)  INVESTMENT STRATEGIES
                   The Portfolio normally invests most of its assets in Class Z shares of Stock and
                   International/Global Stock Funds.

The portfolio manager uses asset allocation as its principal investment approach and:

  - allocates assets among Underlying Fund categories, within the target allocations set for the Portfolio. The portfolio manager bases allocations on the Portfolio's investment objective, historical returns for each asset class and on the outlook for the economy

  - chooses individual Underlying Funds within each category and the amount that will be allocated to each, looking at each Underlying Fund's historical returns, as well as the expected performance of the mix of Underlying Funds

  - reviews the allocations to Underlying Fund categories and individual Underlying Funds at least monthly, and may change these allocations when it believes it's appropriate to do so

The actual amount in each Underlying Fund or category of Underlying Funds may vary from the allocations set by the team, depending on how the Underlying Funds perform, and for other reasons. The portfolio manager may use various strategies to try to manage how much the actual amount varies, and for how long. For example:

  - if there are more assets in an Underlying Fund category than in the target allocation, the portfolio manager may allocate money coming into the Portfolio to the other Underlying Fund categories

  - if there are fewer assets in an Underlying Fund category than in the target allocation, the portfolio manager may allocate money coming into the Portfolio to that Underlying Fund category

The Portfolio normally sells a proportionate amount of the shares it owns in each Underlying Fund to meet its redemption requests.

  COLUMBIA LIFEGOAL GROWTH PORTFOLIO                     TARGET ALLOCATION FOR EACH
  CAN INVEST IN:                                         UNDERLYING FUND CATEGORY:
  LARGE-CAPITALIZATION STOCK FUNDS                                 30-70%
    COLUMBIA LARGE CAP VALUE FUND
    COLUMBIA LARGE CAP CORE FUND
    COLUMBIA MARSICO FOCUSED EQUITIES FUND



  MID-CAPITALIZATION STOCK FUNDS                                   10-30%
    COLUMBIA MID CAP VALUE FUND
    COLUMBIA MARSICO MID CAP GROWTH FUND



  SMALL-CAPITALIZATION STOCK FUNDS                                  5-20%
    COLUMBIA SMALL CAP VALUE FUND II
    COLUMBIA SMALL CAP GROWTH FUND II
    COLUMBIA ACORN USA



  INTERNATIONAL/GLOBAL STOCK FUNDS                                 10-30%
    COLUMBIA INTERNATIONAL VALUE FUND*
    COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND
    COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND
    COLUMBIA ACORN INTERNATIONAL



  CONVERTIBLE SECURITIES FUND                                       0-20%
    COLUMBIA CONVERTIBLE SECURITIES FUND

*BECAUSE THIS FUND IS CLOSED TO NEW INVESTMENTS, THE PORTFOLIO WILL NOT INVEST
 ADDITIONAL ASSETS IN THIS FUND. HOWEVER, THE PORTFOLIO MANAGER INTENDS TO KEEP EXISTING INVESTMENTS IN THE FUND, SUBJECT TO NORMAL ALLOCATION DECISIONS.

The portfolio manager can substitute or add other Funds to this list at any time, including Funds introduced after the date of this prospectus.

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YOU'LL FIND DETAILED INFORMATION ABOUT EACH UNDERLYING FUND'S INVESTMENT
STRATEGIES AND RISKS IN ITS PROSPECTUS, AND IN ITS SAI. PLEASE CALL US AT
1.800.345.6611 FOR A COPY.




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS PORTFOLIO IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

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
(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia LifeGoal Growth Portfolio has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The portfolio manager uses an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns the portfolio manager expects, or that the Portfolio will fall in value. There is also the risk that the Underlying Funds the Portfolio invests in will not produce the returns the team expects, or will fall in value.

      - STOCK MARKET RISK -- The Portfolio allocates assets to Underlying Funds that invest in stocks. The value of the stocks an Underlying Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - SMALL COMPANY RISK -- The Portfolio allocates assets to Underlying Funds that may invest in smaller companies. Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains, but also carry more risk.

      - FOREIGN INVESTMENT RISK -- The Portfolio allocates assets to Underlying Funds that invest in foreign securities. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

      - TECHNOLOGY AND TECHNOLOGY-RELATED RISK -- The Portfolio allocates assets to Underlying Funds that may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      - CONVERTIBLE SECURITIES RISK -- The Portfolio allocates assets to Underlying Funds that invest in convertible securities. The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the Underlying Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the Underlying Fund's ability to meet its objective.

      - INTEREST RATE RISK -- The Portfolio allocates assets to Underlying Funds that may invest in fixed income securities. The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer maturities tend to fall more in value when interest rates rise than fixed income securities with shorter maturities.

      - CREDIT RISK -- An Underlying Fund that invests in fixed income securities could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Fixed income securities with the lowest investment grade rating or that aren't investment grade are more speculative in nature than securities with higher ratings, and they tend to be more sensitive to credit risk, particularly during a downturn in the economy.

      - REBALANCING POLICY -- The actual amount in each Underlying Fund or category of Underlying Funds may vary from the allocations set by the portfolio manager. This could continue for some time.

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MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE
COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

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
(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A
                   PORTFOLIO'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT
                   WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Portfolio's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1997     1998     1999     2000     2001     2002     2003     2004     2005
                ----     ----     ----     ----     ----     ----     ----     ----     ----
               14.57%   12.64%   25.61%    4.60%   -14.35%  -20.80%  34.03%   14.27%    9.50%






               *Year-to-date return as of June 30, 2006: 5.73%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1998:           23.55%
         WORST: 3RD QUARTER 2002:         -18.78%

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THE PORTFOLIO'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS
RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

BECAUSE CLASS R SHARES HAVE NOT BEEN OFFERED FOR A FULL CALENDAR YEAR, NO PERFORMANCE IS SHOWN FOR CLASS R SHARES.

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      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Portfolio's Class A shares' average annual total returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Portfolio shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Portfolio, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Portfolio. The table also shows the returns for each period for the S&P 500 Index, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                                        1 YEAR   5 YEARS   PORTFOLIO*
         CLASS A SHARES RETURNS BEFORE TAXES            3.18%     1.40%      7.11%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                2.26%     1.14%      5.63%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF PORTFOLIO SHARES   2.90%     1.11%      5.39%



         CLASS B SHARES RETURNS BEFORE TAXES            3.66%     1.47%      5.31%



         CLASS C SHARES RETURNS BEFORE TAXES            7.71%     1.83%      7.02%



         S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                     4.91%     0.54%      8.12%

      *THE INCEPTION DATES OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       ARE OCTOBER 15, 1996, AUGUST 12, 1997 AND OCTOBER 15, 1996, RESPECTIVELY. THE RETURN FOR THE INDEX SHOWN IS FROM INCEPTION OF CLASS A SHARES.

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THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL
PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM THE PORTFOLIO'S ASSETS AND FROM THE ASSETS OF THE UNDERLYING FUNDS THE PORTFOLIO INVESTS IN.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF PORTFOLIO DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE PORTFOLIO'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

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
(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE PORTFOLIO
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Additional hypothetical fee and expense information relating to Class A, B, C and R shares can be found in the section HYPOTHETICAL
                   INVESTMENT AND EXPENSE INFORMATION.

         SHAREHOLDER FEES
         (Fees paid directly from your       Class A      Class B      Class C      Class R
         investment)                          Shares       Shares       Shares       Shares
         Maximum sales charge (load)
         imposed on purchases, as a % of
         offering price                       5.75%         N/A          N/A          N/A



         Maximum deferred sales charge
         (load) as a % of the lower of the
         original purchase price or net
         asset value                          1.00%(1)     5.00%(2)     1.00%(3)      N/A



         ANNUAL PORTFOLIO OPERATING EXPENSES(4)
         (Expenses that are deducted from the Portfolio's assets)



         Management fees                      0.25%        0.25%        0.25%        0.25%



         Distribution (12b-1) and
         shareholder servicing fees           0.25%        1.00%        1.00%        0.50%
                                               -------      -------      -------      -------



         Total annual Portfolio operating
           expenses                           0.50%        1.25%        1.25%        0.75%
                                               =======      =======      =======      =======




         Expense ratio of Underlying Funds    0.88%        0.88%        0.88%        0.88%

         Net expense ratio including
         expenses of Underlying Funds(5)      1.38%        2.13%        2.13%        1.63%



         Gross expense ratio including
         expenses of Underlying Funds         1.38%        2.13%        2.13%        1.63%

      (1)This charge applies to investors who buy $1 million or more of Class A shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Portfolio's most recent fiscal year.

      (5)Includes the fees and expenses incurred by the Portfolio directly and indirectly from the Underlying Funds in which the Portfolio invests. The ratios shown above are based on the target allocation. Based on this allocation, the Portfolio's estimated indirect annual expenses would have been 0.88%. Such expense ratios ranged from 0.71% to 1.09%. The indirect expense ratio of the Portfolio may be higher or lower depending on the portion of the Portfolio's assets allocated to each Underlying Fund from time to time.

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THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING
ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND
PERFORMANCE.

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      EXAMPLE



      This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B, Class C or Class R shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

        - Class B shares convert to Class A shares after you've owned them for eight years

        - you reinvest all distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

        - the Portfolio's indirect expenses remain at the amount shown above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $707     $987     $1,287     $2,137



         CLASS B SHARES                          $716     $967     $1,344     $2,271



         CLASS C SHARES                          $316     $667     $1,144     $2,462



         CLASS R SHARES                          $166     $514       $887     $1,933

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $216     $667     $1,144     $2,271



         CLASS C SHARES                          $216     $667     $1,144     $2,462

COLUMBIA LIFEGOAL BALANCED GROWTH PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS PORTFOLIO'S ADVISER. VIKRAM KURIYAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 36.

ABOUT THE UNDERLYING FUNDS

YOU'LL FIND MORE INFORMATION ABOUT THE UNDERLYING FUNDS IN WHICH THE PORTFOLIO INVESTS, INCLUDING THEIR OBJECTIVES AND STRATEGIES, IN ABOUT THE UNDERLYING FUNDS AND IN THE SAI.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks total return through a balanced portfolio of equity and fixed income securities.

(COMPASS GRAPHIC)  INVESTMENT STRATEGIES
                   The Portfolio normally invests all of its assets in Class Z shares of a balanced mix of Stock, International/Global Stock and Government & Corporate Bond Funds.

The portfolio manager uses asset allocation as its principal investment approach and:

  - allocates assets among Underlying Fund categories, within the target allocations set for the Portfolio. The portfolio manager bases allocations on the Portfolio's investment objective, historical returns for each asset class and on the outlook for the economy

  - chooses individual Underlying Funds within each category and the amount that will be allocated to each, looking at each Underlying Fund's historical returns, as well as the expected performance of the mix of Underlying Funds

  - reviews the allocations to Underlying Fund categories and individual Underlying Funds at least monthly, and may change these allocations when it believes it's appropriate to do so

The actual amount in each Underlying Fund or category of Underlying Funds may vary from the allocations set by the portfolio manager, depending on how the Underlying Funds perform, and for other reasons. The portfolio manager may use various strategies to try to manage how much the actual amount varies, and for how long. For example:

  - if there are more assets in an Underlying Fund category than in the target allocation, the portfolio manager may allocate money coming into the Portfolio to the other Underlying Fund categories

  - if there are fewer assets in an Underlying Fund category than in the target allocation, the portfolio manager may allocate money coming into the Portfolio to that Underlying Fund category

The Portfolio normally sells a proportionate amount of the shares it owns in each Underlying Fund to meet its redemption requests.

  COLUMBIA LIFEGOAL BALANCED GROWTH PORTFOLIO            TARGET ALLOCATION FOR EACH
  CAN INVEST IN:                                         UNDERLYING FUND CATEGORY:
  LARGE-CAPITALIZATION STOCK FUNDS                                 15-40%
    COLUMBIA LARGE CAP VALUE FUND
    COLUMBIA LARGE CAP CORE FUND
    COLUMBIA MARSICO FOCUSED EQUITIES FUND



  MID-CAPITALIZATION STOCK FUNDS                                    5-15%
    COLUMBIA MID CAP VALUE FUND
    COLUMBIA MARSICO MID CAP GROWTH FUND



  SMALL-CAPITALIZATION STOCK FUNDS                                  5-15%
    COLUMBIA SMALL CAP VALUE FUND II
    COLUMBIA SMALL CAP GROWTH FUND II
    COLUMBIA ACORN USA



  INTERNATIONAL/GLOBAL STOCK FUNDS                                  5-15%
    COLUMBIA INTERNATIONAL VALUE FUND*
    COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND
    COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND
    COLUMBIA ACORN INTERNATIONAL



  GOVERNMENT & CORPORATE BOND FUNDS                                25-65%
    COLUMBIA SHORT TERM BOND FUND
    COLUMBIA TOTAL RETURN BOND FUND



  CONVERTIBLE SECURITIES FUND                                       0-10%
    COLUMBIA CONVERTIBLE SECURITIES FUND



  HIGH YIELD BOND FUND                                              0-10%
    COLUMBIA HIGH INCOME FUND

*BECAUSE THIS FUND IS CLOSED TO NEW INVESTMENTS, THE PORTFOLIO WILL NOT INVEST
 ADDITIONAL ASSETS IN THIS FUND. HOWEVER, THE PORTFOLIO MANAGER INTENDS TO KEEP EXISTING INVESTMENTS IN THE FUND, SUBJECT TO NORMAL ALLOCATION DECISIONS.

The portfolio manager can substitute or add other Funds to this list at any time, including Funds introduced after the date of this prospectus.

--------------------------------------------------------------------------------

YOU'LL FIND DETAILED INFORMATION ABOUT EACH UNDERLYING FUND'S INVESTMENT STRATEGIES AND RISKS IN ITS PROSPECTUS, AND IN ITS SAI. PLEASE CALL US AT
1.800.345.6611 FOR A COPY.




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS PORTFOLIO IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia LifeGoal Balanced Growth Portfolio has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The portfolio manager uses an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns the portfolio manager expects, or that the Portfolio will fall in value. There is also the risk that the Underlying Funds the Portfolio invests in will not produce the returns the team expects, or will fall in value.

      - STOCK MARKET RISK -- The Portfolio allocates assets to Underlying Funds that invest in stocks. The value of the stocks an Underlying Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - SMALL COMPANY RISK -- The Portfolio allocates assets to Underlying Funds that may invest in smaller companies. Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains, but also carry more risk.

      - FOREIGN INVESTMENT RISK -- The Portfolio allocates assets to Underlying Funds that invest in foreign securities. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments. Underlying Funds that invest in securities of companies in emerging markets have high growth potential, but can be more volatile than securities in more developed markets.

      - INTEREST RATE RISK -- The Portfolio allocates assets to Underlying Funds that may invest in fixed income securities. The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer maturities tend to fall more in value when interest rates rise than fixed income securities with shorter maturities.

      - CREDIT RISK -- An Underlying Fund that invests in fixed income securities could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but generally is not a factor for U.S. government obligations. The Portfolio allocates assets to Underlying Funds that typically invest in securities that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The Portfolio allocates assets to Underlying Funds that may use derivative instruments. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Portfolio's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Portfolio. The success of the portfolio manager's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CONVERTIBLE SECURITIES RISK -- The Portfolio allocates assets to Underlying Funds that invest in convertible securities. The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the Underlying Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the Underlying Fund's ability to meet its objective.

      - TECHNOLOGY AND TECHNOLOGY-RELATED RISK -- The Portfolio allocates assets to Underlying Funds that may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      - REBALANCING POLICY -- The actual amount in each Underlying Fund or category of Underlying Funds may vary from the allocations set by the portfolio manager. This could continue for some time.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A
                   PORTFOLIO'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT
                   WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*




      The bar chart shows you how the performance of the Portfolio's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1997     1998     1999     2000     2001     2002     2003     2004     2005
                ----     ----     ----     ----     ----     ----     ----     ----     ----
               11.20%   11.66%   14.38%    6.96%   -3.18%   -10.32%  24.10%   10.17%    5.73%



               *Year-to-date return as of June 30, 2006:  3.08%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:           12.44%
         WORST: 3RD QUARTER 2002:         -10.48%

--------------------------------------------------------------------------------

THE PORTFOLIO'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

BECAUSE CLASS R SHARES HAVE BEEN OFFERED FOR A FULL CALENDAR YEAR, NO PERFORMANCE IS SHOWN FOR CLASS R SHARES.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Portfolio's Class A shares' average annual total returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Portfolio shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total returns before taxes for Class B shares and Class C shares of the Portfolio, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Portfolio. The table also shows the returns for each period for the S&P 500 Index and the Lehman Brothers U.S. Aggregate Index. The S&P 500 Index is an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The Lehman Brothers U.S. Aggregate Index is an unmanaged index made up of the Lehman Brothers U.S. Government/Credit Index, Lehman Brothers Mortgage-Backed Securities Index, Lehman Brothers Asset-Backed Securities Index and Lehman Brothers Commercial Mortgage-Backed Securities Index. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                      1 YEAR    5 YEARS   PORTFOLIO*
         CLASS A SHARES RETURNS BEFORE TAXES           -0.32%    3.42%      6.86%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                               -1.86%    2.34%      4.86%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF PORTFOLIO
           SHARES                                       0.88%    2.38%      4.75%



         CLASS B SHARES RETURNS BEFORE TAXES            0.09%    3.53%      6.15%



         CLASS C SHARES RETURNS BEFORE TAXES            3.96%    3.87%      6.88%



         S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                     4.91%    0.54%      8.12%



         LEHMAN BROTHERS U.S. AGGREGATE INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                           2.43%    5.87%      6.53%

      *THE INCEPTION DATES OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       ARE OCTOBER 15, 1996, AUGUST 13, 1997 AND OCTOBER 15, 1996, RESPECTIVELY. THE RETURNS FOR THE INDICES SHOWN ARE FROM INCEPTION OF CLASS A SHARES.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM THE PORTFOLIO'S ASSETS AND FROM THE ASSETS OF THE UNDERLYING FUNDS THE PORTFOLIO INVESTS IN.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF PORTFOLIO DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE PORTFOLIO'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE PORTFOLIO
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Additional hypothetical fee and expense information relating to Class A, B, C and R shares can be found in the section HYPOTHETICAL
                   INVESTMENT AND EXPENSE INFORMATION.

         SHAREHOLDER FEES
         (Fees paid directly from your      Class A      Class B      Class C      Class R
         investment)                         Shares       Shares       Shares       Shares
         Maximum sales charge (load)
         imposed on purchases, as a % of
         offering price                      5.75%         N/A          N/A          N/A



         Maximum deferred sales charge
         (load) as a % of the lower of
         the original purchase price or
         net asset value                     1.00%(1)     5.00%(2)     1.00%(3)      N/A



         ANNUAL PORTFOLIO OPERATING EXPENSES(4)
         (Expenses that are deducted from the Portfolio's assets)



         Management fees                     0.25%        0.25%        0.25%        0.25%



         Distribution (12b-1) and
         shareholder servicing fees          0.25%        1.00%        1.00%        0.50%
                                              -------      -------      -------      -------



         Total annual Portfolio operating
           expenses                          0.50%        1.25%        1.25%        0.75%
                                              =======      =======      =======      =======
         Expense ratio of Underlying
         Funds                               0.75%        0.75%        0.75%        0.75%



         Net expense ratio including
         expenses of Underlying Funds(5)     1.25%        2.00%        2.00%        1.50%



         Gross expense ratio including
         expenses of Underlying Funds        1.25%        2.00%        2.00%        1.50%

      (1)This charge applies to investors who buy $1 million or more of Class A shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Portfolio's most recent fiscal year.

      (5)Includes the fees and expenses incurred by the Portfolio directly and indirectly from the Underlying Funds in which the Portfolio invests. The ratios shown above are based on the target allocation. Based on this allocation, the Portfolio's estimated indirect annual expenses would have been 0.75%. Such expense ratios ranged from 0.20% to 1.09%. The indirect expense ratio of the Portfolio may be higher or lower depending on the portion of the Portfolio's assets allocated to each Underlying Fund from time to time.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B, Class C or Class R shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

        - Class B shares convert to Class A shares after you've owned them for eight years

        - you reinvest all distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

        - the Portfolio's indirect expenses remain at the amount shown above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $695     $949     $1,222     $1,999



         CLASS B SHARES                          $703     $927     $1,278     $2,134



         CLASS C SHARES                          $303     $627     $1,078     $2,327



         CLASS R SHARES                          $153     $474       $818     $1,791

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $203     $627     $1,078     $2,134



         CLASS C SHARES                          $203     $627     $1,078     $2,327

COLUMBIA LIFEGOAL INCOME AND GROWTH PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS PORTFOLIO'S ADVISER. VIKRAM KURIYAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 36.

ABOUT THE UNDERLYING FUNDS

YOU'LL FIND MORE INFORMATION ABOUT THE UNDERLYING FUNDS IN WHICH THE PORTFOLIO INVESTS, INCLUDING THEIR OBJECTIVES AND STRATEGIES, IN ABOUT THE UNDERLYING FUNDS AND IN THE SAI.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks current income and modest growth to protect against inflation and to preserve purchasing power.

(COMPASS GRAPHIC)  INVESTMENT STRATEGIES
                   The Portfolio normally invests most of its assets in Class Z shares of
                   Government & Corporate Bond Funds, but may also invest in Columbia Funds Stock,
                   International/Global Stock and Money Market Funds.

The portfolio manager uses asset allocation as its principal investment approach and:

  - allocates assets among Underlying Fund categories, within the target allocations set for the Portfolio. The portfolio manager bases allocations on the Portfolio's investment objective, historical returns for each asset class and on the outlook for the economy

  - chooses individual Underlying Funds within each category and the amount that will be allocated to each, looking at each Underlying Fund's historical returns, as well as the expected performance of the mix of Underlying Funds

  - reviews the allocations to Underlying Fund categories and individual Underlying Funds at least monthly, and may change these allocations when it believes it's appropriate to do so

The actual amount in each Underlying Fund or category of Underlying Funds may vary from the allocations set by the portfolio manager, depending on how the Underlying Funds perform, and for other reasons. The portfolio manager may use various strategies to try to manage how much the actual amount varies, and for how long. For example:

  - if there are more assets in an Underlying Fund category than in the target allocation, the portfolio manager may allocate money coming into the Portfolio to the other Underlying Fund categories

  - if there are fewer assets in an Underlying Fund category than in the target allocation, the portfolio manager may allocate money coming into the Portfolio to that Underlying Fund category

The Portfolio normally sells a proportionate amount of the shares it owns in each Underlying Fund to meet its redemption requests.

  COLUMBIA LIFEGOAL INCOME AND GROWTH PORTFOLIO          TARGET ALLOCATION FOR EACH
  CAN INVEST IN:                                         UNDERLYING FUND CATEGORY:
  LARGE-CAPITALIZATION STOCK FUNDS                                 10-30%
    COLUMBIA LARGE CAP VALUE FUND
    COLUMBIA LARGE CAP CORE FUND
    COLUMBIA MARSICO FOCUSED EQUITIES FUND



  MID-CAPITALIZATION STOCK FUNDS                                    0-10%
    COLUMBIA MID CAP VALUE FUND
    COLUMBIA MARSICO MID CAP GROWTH FUND



  SMALL-CAPITALIZATION STOCK FUNDS                                  0-10%
    COLUMBIA SMALL CAP VALUE FUND II
    COLUMBIA SMALL CAP GROWTH FUND II
    COLUMBIA ACORN USA



  INTERNATIONAL/GLOBAL STOCK FUNDS                                  0-10%
    COLUMBIA INTERNATIONAL VALUE FUND*
    COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND
    COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND
    COLUMBIA ACORN INTERNATIONAL



  GOVERNMENT & CORPORATE BOND FUNDS                                50-90%
    COLUMBIA SHORT TERM BOND FUND
    COLUMBIA TOTAL RETURN BOND FUND



  CONVERTIBLE SECURITIES FUND                                       0-10%
    COLUMBIA CONVERTIBLE SECURITIES FUND



  HIGH YIELD BOND FUND                                              0-15%
    COLUMBIA HIGH INCOME FUND



  MONEY MARKET FUND                                                 0-20%
    COLUMBIA CASH RESERVES

*BECAUSE THIS FUND IS CLOSED TO NEW INVESTMENTS, THE PORTFOLIO WILL NOT INVEST
 ADDITIONAL ASSETS IN THIS FUND. HOWEVER, THE PORTFOLIO MANAGER INTENDS TO KEEP EXISTING INVESTMENTS IN THE FUND, SUBJECT TO NORMAL ALLOCATION DECISIONS.

Columbia LifeGoal Income and Growth Portfolio's target allocation for total investments in stock and international/global stock funds is 30%. The portfolio manager can substitute or add other Funds to this list at any time, including Funds introduced after the date of this prospectus.

--------------------------------------------------------------------------------

YOU'LL FIND DETAILED INFORMATION ABOUT EACH UNDERLYING FUND'S INVESTMENT STRATEGIES AND RISKS IN ITS PROSPECTUS, AND IN ITS SAI. PLEASE CALL US AT
1.800.345.6611 FOR A COPY.




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS PORTFOLIO IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia LifeGoal Income and Growth Portfolio has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The portfolio manager uses an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns the portfolio manager expects, or that the Portfolio will fall in value. There is also the risk that the Underlying Funds the Portfolio invests in will not produce the returns the portfolio manager expects, or will fall in value.

      - STOCK MARKET RISK -- The Portfolio allocates assets to Underlying Funds that invest in stocks. The value of the stocks an Underlying Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - SMALL COMPANY RISK -- The Portfolio allocates assets to Underlying Funds that may invest in smaller companies. Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains, but also carry more risk.

      - FOREIGN INVESTMENT RISK -- The Portfolio allocates assets to Underlying Funds that invest in foreign securities. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments. Underlying Funds that invest in securities of companies in emerging markets have high growth potential, but can be more volatile than securities in more developed markets.

      - INTEREST RATE RISK -- The Portfolio allocates assets to Underlying Funds that may invest in fixed income securities. The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer maturities tend to fall more in value when interest rates rise than fixed income securities with shorter maturities.

      - CREDIT RISK -- An Underlying Fund that invests in fixed income securities could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but generally is not a factor for U.S. government obligations. The Portfolio allocates assets to Underlying Funds that typically invest in securities that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The Portfolio allocates assets to Underlying Funds that may use derivative instruments. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Portfolio's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Portfolio. The success of the portfolio manager's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CONVERTIBLE SECURITIES RISK -- The Portfolio allocates assets to Underlying Funds that invest in convertible securities. The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the Underlying Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the Underlying Fund's ability to meet its objective.

      - REBALANCING POLICY -- The actual amount in each Underlying Fund or category of Underlying Funds may vary from the allocations set by the portfolio manager. This could continue for some time.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A
                   PORTFOLIO'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT
                   WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*




      The bar chart shows you how the performance of the Portfolio's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1997     1998     1999     2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----     ----     ----     ----
               8.50%   10.12%    6.15%    5.72%    2.38%   -3.68%   14.94%    6.38%    4.16%



              *Year-to-date return as of June 30, 2006: 2.33%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:           7.28%
         WORST: 3RD QUARTER 2002:         -4.35%

--------------------------------------------------------------------------------

THE PORTFOLIO'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

BECAUSE CLASS R SHARES HAVE NOT BEEN OFFERED FOR A FULL CALENDAR YEAR, NO PERFORMANCE IS SHOWN FOR CLASS R SHARES.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Portfolio's Class A shares' average annual total returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Portfolio shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Portfolio, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Portfolio. The table also shows the returns for each period for the S&P 500 Index and the Lehman Brothers U.S. Aggregate Index. The S&P 500 Index is an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The Lehman Brothers U.S. Aggregate Index is an unmanaged index made up of the Lehman Brothers U.S. Government/Credit Index, Lehman Brothers Mortgage-Backed Securities Index, Lehman Brothers Asset-Backed Securities Index and Lehman Brothers Commercial Mortgage-Backed Securities Index. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                       1 YEAR   5 YEARS   PORTFOLIO*
         CLASS A SHARES RETURNS BEFORE TAXES           -1.81%    3.44%      5.38%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                               -3.69%    2.13%      3.55%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF PORTFOLIO SHARES   0.07%    2.29%      3.55%



         CLASS B SHARES RETURNS BEFORE TAXES           -1.44%    3.54%      4.70%



         CLASS C SHARES RETURNS BEFORE TAXES            2.37%    3.89%      5.31%



         S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                     4.91%    0.54%      8.12%



         LEHMAN BROTHERS U.S. AGGREGATE INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES
           OR TAXES)                                    2.43%    5.87%      6.53%

      *THE INCEPTION DATES OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       ARE OCTOBER 15, 1996, AUGUST 7, 1997 AND OCTOBER 15, 1996, RESPECTIVELY. THE RETURNS FOR THE INDICES SHOWN ARE FROM INCEPTION OF CLASS A SHARES.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM THE PORTFOLIO'S ASSETS AND FROM THE ASSETS OF THE UNDERLYING FUNDS THE PORTFOLIO INVESTS IN.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF PORTFOLIO DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE PORTFOLIO'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE PORTFOLIO
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Additional hypothetical fee and expense information relating to Class A, B, C and R shares can be found in the section HYPOTHETICAL
                   INVESTMENT AND EXPENSE INFORMATION.

         SHAREHOLDER FEES
         (Fees paid directly from your     Class A      Class B      Class C     Class R
         investment)                        Shares       Shares       Shares     Shares
         Maximum sales charge (load)
         imposed on purchases, as a % of
         offering price                     5.75%         N/A          N/A        N/A



         Maximum deferred sales charge
         (load) as a % of the lower of
         the original purchase price or
         net asset value                   1.00%(1)      5.00%(2)     1.00%(3)    N/A



         ANNUAL PORTFOLIO OPERATING EXPENSES(4)
         (Expenses that are deducted from the Portfolio's assets)



         Management fees                    0.25%        0.25%        0.25%       0.25%



         Distribution (12b-1) and
         shareholder servicing fees         0.25%        1.00%        1.00%       0.50%
                                          -------      -------      -------       -----



         Total annual Portfolio
           operating expenses               0.50%        1.25%        1.25%       0.75%
                                          =======      =======      =======       =====




         Expense ratio of Underlying
         Funds                              0.65%        0.65%        0.65%       0.65%

         Net expense ratio including
         expenses of Underlying Funds(5)    1.15%        1.90%        1.90%       1.40%



         Gross expense ratio including
         expenses of Underlying Funds       1.15%        1.90%        1.90%       1.40%

      (1)This charge applies to investors who buy $1 million or more of Class A shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Portfolio's most recent fiscal year.

      (5)Includes the fees and expenses incurred by the Portfolio directly and indirectly from the Underlying Funds in which the Portfolio invests. The ratios shown above are based on the target allocation. Based on this allocation, the Portfolio's estimated indirect annual expenses would have been 0.65%. Such expense ratios ranged from 0.20% to 1.09%. The indirect expense ratio of the Portfolio may be higher or lower depending on the portion of the Portfolio's assets allocated to each Underlying Fund from time to time.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B, Class C or Class R shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

        - Class B shares convert to Class A shares after you've owned them for eight years

        - you reinvest all distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

        - the Portfolio's indirect expenses remain at the amount shown above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $685     $919     $1,172     $1,892



         CLASS B SHARES                          $693     $897     $1,226     $2,027



         CLASS C SHARES                          $293     $597     $1,026     $2,222



         CLASS R SHARES                          $143     $443       $766     $1,680

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $193     $597     $1,026     $2,027



         CLASS C SHARES                          $193     $597     $1,026     $2,222

About the Underlying Funds

The table starting on the next page is a brief overview of the objectives and principal investments of the Underlying Funds in which the Columbia LifeGoal Portfolios invest. Each Portfolio invests in a different mix of Underlying Funds. You'll find the mix of Underlying Funds and target allocations for each Portfolio starting on page 5.

The portfolio manager can substitute or add other Underlying Funds to this table at any time, including Underlying Funds introduced after the date of this prospectus.

FOR MORE INFORMATION

You'll find more detailed information about each Underlying Fund's investment strategies and risks in its prospectus and in its SAI. Please call us at
1.800.345.6611 for copies.

                                      The Underlying Fund's investment objective:           The Underlying Fund invests:
                                      -------------------------------------------    ------------------------------------------
STOCK FUNDS
Columbia Large Cap Value Fund         - growth of capital by investing in            - at least 80% of its assets in large
                                        companies that are believed to be              capitalization companies whose market
                                        undervalued                                    capitalizations are within the range of
                                                                                       the companies within the Russell 1000
                                                                                       Value Index (currently between $859
                                                                                       million and $367.5 billion) at the time
                                                                                       of purchase. The Fund generally invests
                                                                                       in companies in a broad range of
                                                                                       industries with market capitalizations
                                                                                       of at least $1 billion and daily trading
                                                                                       volumes of at least $3 million
                                                                                     - up to 20% of its assets in foreign
                                                                                     securities
                                                                                     - in real estate investment trusts

Columbia Large Cap Core Fund          - long-term growth of capital                  in Columbia Large Cap Core Master
                                                                                     Portfolio, which invests:
                                                                                     - at least 80% of its assets in large
                                                                                       capitalization companies whose market
                                                                                       capitalizations are within the range of
                                                                                       the companies within the S&P 500 Index.
                                                                                       The securities the Master Portfolio
                                                                                       normally holds include common stocks,
                                                                                       preferred stocks and convertible
                                                                                       securities
                                                                                     - up to 20% of its assets in foreign
                                                                                     securities

Columbia Marsico Focused Equities     - long-term growth of capital                  in Columbia Marsico Focused Equities
  Fund                                                                               Master Portfolio, which invests:
                                                                                     - at least 80% of its assets in equity
                                                                                     securities. The investments mostly consist
                                                                                       of equity securities of large
                                                                                       capitalization companies with a market
                                                                                       capitalization of $4 billion or more.
                                                                                       The Master Portfolio, which is non-
                                                                                       diversified, generally holds a core
                                                                                       position of 20 to 30 common stocks that
                                                                                       are selected for their long-term growth
                                                                                       potential
                                                                                     - up to 25% of its assets in foreign
                                                                                     securities

Columbia Mid Cap Value Fund           - long-term growth of capital with income      - at least 80% of its assets in equity
                                        as a secondary consideration                 securities of U.S. companies whose market
                                                                                       capitalizations are within the range of
                                                                                       the companies within the Russell MidCap
                                                                                       Value Index and that are believed to
                                                                                       have the potential for long-term growth
                                                                                     - up to 20% of its assets in foreign
                                                                                     securities
                                                                                     - in real estate investment trusts

Columbia Marsico Mid Cap Growth       - long-term growth of capital by investing     - at least 80% of its assets in U.S.
  Fund                                  primarily in equity securities               companies whose market capitalizations are
                                                                                       within the range of companies within the
                                                                                       Russell MidCap Growth Index and that are
                                                                                       believed to have the potential for
                                                                                       long-term growth. The Fund usually holds
                                                                                       35 to 50 equity securities
                                                                                     - up to 15% of its assets in foreign
                                                                                     securities


                                      The Underlying Fund's investment objective:           The Underlying Fund invests:
                                      -------------------------------------------    ------------------------------------------

Columbia Small Cap Value Fund II      - long-term growth of capital by investing     in Columbia Small Cap Value Master
                                        in companies believed to be undervalued      Portfolio, which invests:
                                                                                     - at least 80% of its assets in equity
                                                                                     securities of U.S. companies whose market
                                                                                       capitalizations are within the range of
                                                                                       the companies within the Russell 2000
                                                                                       Value Index and that are believed to
                                                                                       have the potential for long-term growth
                                                                                     - up to 20% of its assets in foreign
                                                                                     securities

Columbia Small Cap Growth Fund II     - long-term capital growth by investing        in Columbia Small Cap Master Portfolio,
                                        primarily in equity securities               which invests:
                                                                                     - at least 80% of its assets in companies
                                                                                       whose market capitalizations are within
                                                                                       the range of companies within the
                                                                                       Russell 2000 Growth Index at the time of
                                                                                       purchase. As of April 28, 2006, the
                                                                                       market capitalization of companies
                                                                                       within the Russell 2000 Growth Index
                                                                                       ranged from $33 million to $5 billion

Columbia Acorn USA                    - long term growth of capital                  - at least 80% of its net assets in U.S.
                                                                                       companies with market capitalizations of
                                                                                       less than $5 billion at the time of
                                                                                       initial purchase.

INTERNATIONAL/GLOBAL STOCK FUNDS
Columbia International Value Fund     - long-term capital appreciation by            in Columbia International Value Master
  (closed to new investments)           investing primarily in equity securities     Portfolio, which invests:
                                        of foreign issuers, including emerging       - at least 65% of its assets in foreign
                                        markets countries                              companies anywhere in the world that
                                                                                       have a market capitalization of more
                                                                                       than $1 billion at the time of
                                                                                       investment. The Master Portfolio
                                                                                       typically invests in at least three
                                                                                       countries other than the United States
                                                                                       at any one time

Columbia Multi-Advisor                - long-term capital growth by investing        in Columbia Multi-Advisor International
  International Equity Fund             primarily in equity securities of non-       Equity Master Portfolio, which invests:
                                        U.S. companies in Europe, Australia, the     - at least 80% of its assets in equity
                                        Far East and other regions, including        securities of established companies
                                        developing countries                           located in at least three countries
                                                                                       other than the United States. The
                                                                                       investment managers select countries,
                                                                                       including emerging market or developing
                                                                                       countries, and companies they believe
                                                                                       have the potential for growth
                                                                                     - primarily in equity securities which may
                                                                                       include equity interests in foreign
                                                                                       investment funds or trusts, convertible
                                                                                       securities, real estate investment trust
                                                                                       securities and depositary receipts

Columbia Marsico International        - long-term growth of capital                  in Columbia Marsico International
  Opportunities Fund                                                                 Opportunities Master Portfolio, which
                                                                                     invests:
                                                                                     - at least 65% of its assets in common
                                                                                     stocks of foreign companies selected for
                                                                                       their long-term growth potential. While
                                                                                       the Master Portfolio may invest in
                                                                                       companies of any size, it focuses on
                                                                                       large companies. The Master Portfolio
                                                                                       normally invests in issuers from at
                                                                                       least three countries other than the
                                                                                       United States and generally holds a core
                                                                                       position of 35 to 50 common stocks


                                      The Underlying Fund's investment objective:           The Underlying Fund invests:
                                      -------------------------------------------    ------------------------------------------

Columbia Acorn International          - long-term growth of capital                  - in the stocks of non-U.S. small- and
                                                                                     medium-sized companies
                                                                                     - the majority (under normal market
                                                                                     conditions, at least 75%) of its assets in
                                                                                       the stocks of foreign companies based in
                                                                                       developed markets
                                                                                     - in the stocks of companies based outside
                                                                                     the U.S. with market capitalizations of
                                                                                       less than $5 billion at the time of
                                                                                       initial purchase

CONVERTIBLE SECURITIES FUND
Columbia Convertible Securities       - total investment return, comprised of        - at least 80% of its assets in
  Fund                                  current income and capital appreciation,     convertible securities. Most convertible
                                        consistent with prudent investment risk        securities are issued by U.S. issuers.
                                                                                       The Fund's portfolio management team
                                                                                       generally chooses convertible securities
                                                                                       that are rated at least "B" by a
                                                                                       nationally recognized statistical rating
                                                                                       organization (NRSRO), but may choose
                                                                                       unrated securities if it believes they
                                                                                       are of comparable quality at the time of
                                                                                       investment
                                                                                     - in common stocks
                                                                                     - up to 15% of its assets in Eurodollar
                                                                                       convertible securities
                                                                                     - up to 20% of its assets in foreign
                                                                                     securities

GOVERNMENT & CORPORATE BOND FUNDS
Columbia Short Term Bond Fund         - high current income consistent with          - at least 80% of its assets in bonds. The
                                        minimal fluctuations of principal              Fund's portfolio management team may
                                                                                       choose unrated securities if it believes
                                                                                       they are of comparable quality to
                                                                                       investment grade securities at the time
                                                                                       of investment
                                                                                     - in corporate debt securities, including
                                                                                     bonds, notes and debentures,
                                                                                       mortgage-related securities issued by
                                                                                       governments, asset-backed securities or
                                                                                       U.S. government obligations
                                                                                     The Fund may participate in mortgage
                                                                                     dollar rolls up to the amount of allowable
                                                                                     investments in mortgage-backed securities
                                                                                     and limited to the Fund's current position
                                                                                     in mortgage-backed securities. The Fund
                                                                                     may roll all, a portion, or none of its
                                                                                     current position in mortgage-backed
                                                                                     securities


                                      The Underlying Fund's investment objective:           The Underlying Fund invests:
                                      -------------------------------------------    ------------------------------------------

Columbia Total Return Bond Fund       - total return by investing in investment      - at least 80% of its assets in bonds
                                      grade fixed income securities                  - at least 65% of its assets in investment
                                                                                     grade fixed income securities. The Fund's
                                                                                       portfolio managers may choose unrated
                                                                                       securities if they believe they are of
                                                                                       comparable quality to investment grade
                                                                                       securities at the time of investment
                                                                                     - in corporate debt securities, including
                                                                                     bonds, notes and debentures, U.S.
                                                                                       government obligations, foreign debt
                                                                                       securities denominated in U.S. dollars,
                                                                                       mortgage-related securities,
                                                                                       asset-backed securities or municipal
                                                                                       securities
                                                                                     The Fund may participate in mortgage
                                                                                     dollar rolls up to the amount of allowable
                                                                                     investments in mortgage-backed securities
                                                                                     and limited to the Fund's current position
                                                                                     in mortgage-backed securities. The Fund
                                                                                     may roll all, a portion, or none of its
                                                                                     current position in mortgage-backed
                                                                                     securities.

HIGH YIELD BOND FUND
Columbia High Income Fund             - maximum income by investing in a             in Columbia High Income Master Portfolio,
                                        diversified portfolio of high yield debt     which invests:
                                        securities                                   - at least 80% of its assets in domestic
                                                                                     and foreign corporate high yield debt
                                                                                       securities which are not rated
                                                                                       investment grade but generally will be
                                                                                       rated "BB" or "B" by Standard & Poor's
                                                                                       Corporation
                                                                                     - primarily in U.S. government
                                                                                     obligations, zero-coupon bonds, as well as
                                                                                       domestic corporate high yield debt
                                                                                       securities and U.S. dollar-denominated
                                                                                       foreign corporate high yield debt
                                                                                       securities, both of which include
                                                                                       private placements
                                                                                     - up to 20% of its assets in equity
                                                                                     securities which may include convertible
                                                                                       securities

MONEY MARKET FUND
Columbia Cash Reserves                - preservation of principal value and          - in bank obligations, including
                                        maintenance of a high degree of liquidity    certificates of deposit and time deposits
                                        while providing current income                 issued by domestic or foreign banks or
                                                                                       their subsidiaries or branches;
                                                                                       commercial paper; corporate bonds;
                                                                                       extendible commercial notes; asset-
                                                                                       backed securities; funding agreements;
                                                                                       municipal securities; repurchase
                                                                                       agreements; and other high quality
                                                                                       short-term debt obligations.


--------------------------------------------------------------------------------

YOU'LL FIND SPECIFIC INFORMATION ABOUT EACH PORTFOLIO'S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS IN THE DESCRIPTIONS STARTING ON PAGE 5.

--------------------------------------------------------------------------------

Other important information
(LINE GRAPH GRAPHIC)
The following are some other risks and information you should consider before you invest:

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Portfolio or Underlying Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Portfolio that is not already a feeder fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Portfolio becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Portfolios or any Underlying Fund may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio manager can also choose not to invest in specific securities described in this prospectus and in the SAI.

      - INVESTMENT IN COLUMBIA MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Underlying Funds and the Portfolios may invest their assets in the Columbia Money Market Funds. The Adviser and its affiliates are entitled to receive fees from the Columbia Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Underlying Funds and the Portfolios for services provided directly. The Adviser may waive fees which it is entitled to receive from either the Columbia Money Market Funds, the Portfolios or the Underlying Funds.

      - FOREIGN INVESTMENT RISK -- Underlying Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulties selling some investments, which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If an Underlying Fund invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to foreign investments.

      - INVESTING DEFENSIVELY -- A Portfolio may temporarily hold up to 100% of its assets in the Columbia Money Market Funds to try to protect it during a market or economic downturn or because of political or other conditions. A Portfolio may not achieve its investment objective while it is investing defensively.

      - SECURITIES LENDING PROGRAM -- An Underlying Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned. It is possible that some of the approved broker-dealers or other financial institutions involved in the loans may be affiliates of Bank of America.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to the Portfolios and the Underlying Funds, including investment advisory, distribution, administration, shareholder servicing, transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Portfolios and the Underlying Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Columbia Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - INVESTMENT IN AFFILIATED FUNDS -- The Adviser has the authority to select Underlying Funds. The Adviser or one of its affiliates is the investment adviser to each of the Underlying Funds. The Adviser may be subject to a conflict of interest in selecting Underlying Funds because the fees paid to it or its affiliates are higher than the fees paid to other Underlying Funds. However, as a fiduciary to each Portfolio, the Adviser has a duty to act in the best interest of the Portfolio in selecting Underlying Funds.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Columbia Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Portfolios' SAI and on the Columbia Funds' website. In addition, a complete list of each Portfolio's portfolio holdings for each calendar month will be available on the Columbia Funds website at www.columbiafunds.com under Fund Portfolio Data, 30 calendar days following each month-end and will remain posted on the website for three months.

      - PORTFOLIO TURNOVER -- A Portfolio or Underlying Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxable to individual shareholders at higher rates than long-term capital gains for federal income tax purposes. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Portfolio's returns. You'll find the portfolio turnover rates for each Portfolio in FINANCIAL HIGHLIGHTS.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Portfolio's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

How the Portfolios are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER (COLUMBIA MANAGEMENT ADVISORS, LLC) AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 100 mutual fund portfolios in the Columbia Funds Family, including the Portfolios described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities and money market instruments. The Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions.

Columbia Management currently has approximately $312 billion in assets under management, which consists of assets under the discretionary management of both the Adviser and Columbia Wanger Asset Management, L.P.

Vikram Kuriyan, head of the Adviser's Quantitative Strategies Group, is the portfolio manager primarily responsible for making the day-to-day investment decisions for each Portfolio and is also responsible for determining and implementing asset allocation decisions for the Portfolios. Dr. Kuriyan's professional biography is provided below. The SAI provides additional information about the compensation of the portfolio manager, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolios.

      PORTFOLIO              LENGTH OF SERVICE               BUSINESS EXPERIENCE
       MANAGER              WITH THE PORTFOLIOS          DURING THE PAST FIVE YEARS
  VIKRAM KURIYAN       SINCE AUGUST 2004                COLUMBIA MANAGEMENT--
                                                        PORTFOLIO MANAGER SINCE 2000

Columbia Funds pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Portfolio and is paid monthly. The Adviser has also agreed to pay all other Portfolio expenses, except taxes, brokerage fees and commissions, extraordinary expenses, and any distribution (12b-1), shareholder servicing or shareholder administration fees.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with the Adviser is available in the Portfolios' annual report to shareholders for the fiscal year ended March 31.


The following chart shows the maximum advisory fee the Adviser can receive, along with the actual advisory fees the Adviser and/or an affiliate received during the Portfolios' last fiscal year.

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  COLUMBIA LIFEGOAL GROWTH PORTFOLIO                          0.25%        0.25%



  COLUMBIA LIFEGOAL BALANCED GROWTH PORTFOLIO                 0.25%        0.25%



  COLUMBIA LIFEGOAL INCOME AND GROWTH PORTFOLIO               0.25%        0.25%

INVESTMENT SUB-ADVISERS

Columbia Funds and the Adviser may engage one or more investment sub-advisers for each Portfolio to make day-to-day investment decisions for the Portfolio. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Portfolios' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Portfolio:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Portfolio to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and Columbia Funds have applied for relief from the SEC to permit the Portfolios to act on many of the Adviser's recommendations with approval only by the Board and not by Portfolio shareholders. The Adviser or a Portfolio would inform the Portfolio's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Portfolios obtain the relief, each Portfolio will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02111-2621

--------------------------------------------------------------------------------


OTHER SERVICE PROVIDERS

The Portfolios are distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer and an indirect, wholly-owned subsidiary of Bank of America Corporation. The Distributor may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------


Columbia Management Advisors, LLC is the administrator of the Portfolios (Administrator), and is responsible for overseeing the administrative operations of the Portfolios. The Administrator does not receive any fees for the administrative services it provides to the Portfolios.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc., is the transfer agent for the Portfolios' shares (Transfer Agent), and is an indirect, wholly-owned subsidiary of Bank of America Corporation. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Choosing a share class

(CHOOSING A SHARE CLASS GRAPHIC)

--------------------------------------------------------------------------------

WE'VE USED THE TERM INVESTMENT PROFESSIONAL TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING CLASS A, CLASS B AND CLASS C SHARES OF THE PORTFOLIOS. SELLING AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.

WE'VE USED THE TERM RETIREMENT PLAN ADMINISTRATOR TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING CLASS R SHARES OF THE PORTFOLIOS.




 FOR MORE INFORMATION ABOUT HOW TO CHOOSE A SHARE CLASS, CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL US AT 1.800.345.6611.




 BEFORE YOU INVEST, PLEASE NOTE THAT OVER TIME, DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES WILL INCREASE THE COST OF YOUR INVESTMENT, AND MAY COST YOU MORE THAN ANY SALES CHARGES YOU MAY PAY. FOR MORE INFORMATION, SEE HOW SELLING AND SERVICING AGENTS ARE PAID.

--------------------------------------------------------------------------------


Before you can invest in the Portfolios, you'll need to choose a share class. There are four classes of shares of each Portfolio offered by this prospectus. Each class has its own sales charges and fees. In certain circumstances, these sales charges and fees may be reduced or waived, as described below and in the SAI. The table below compares the charges and fees and other features of the share classes.

                             CLASS A             CLASS B             CLASS C             CLASS R
                              SHARES              SHARES              SHARES              SHARES
  MAXIMUM AMOUNT YOU
  CAN BUY                    NO LIMIT         UP TO $50,000      UP TO $1 MILLION        NO LIMIT



  MAXIMUM FRONT-END
  SALES CHARGE                5.75%                NONE                NONE                NONE



  MAXIMUM DEFERRED
  SALES CHARGE               1.00%(1)            5.00%(2)            1.00%(3)              NONE



  MAXIMUM ANNUAL                            0.75% DISTRIBUTION  0.75% DISTRIBUTION
  DISTRIBUTION AND      0.25% DISTRIBUTION   (12B-1) FEE AND     (12B-1) FEE AND
  SHAREHOLDER SERVICING  (12B-1)/SERVICE          0.25%               0.25%         0.50% DISTRIBUTION
  FEES                         FEE             SERVICE FEE         SERVICE FEE         (12B-1) FEE



  CONVERSION FEATURE           NONE                YES                 NONE                NONE

(1)This charge applies to investors who buy $1 million or more of Class A shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(2)This charge decreases over time. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(3)This charge applies to investors who buy Class C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge, if any.

The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies, and when you're required to pay the charge. You should think about these things carefully before you invest.

Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Portfolio will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

Class A shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Portfolios, unless you qualify for a waiver or reduction of the sales charge. However, Class A shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Class B and Class C shares. This means that Class A shares can be expected to pay relatively higher distributions per share.

Class B shares have limits on how much you can invest. When you buy Class B or Class C shares, the full amount is invested in the Portfolios. However, you may pay a CDSC when you sell your shares. Over time, Class B and Class C shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Class A shares. Although the full amount of your purchase is invested in the Portfolios, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Class B and Class C Shares. You should also consider the conversion feature for Class B shares, which is described in ABOUT CLASS B SHARES.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A PORTFOLIO EVERY BUSINESS DAY.
--------------------------------------------------------------------------------



(ABOUT CLASS A     ABOUT CLASS A SHARES
  SHARES GRAPHIC)

      There is no limit to the amount you can invest in Class A shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. Shares you purchase with reinvested distributions are not subject to a sales charge. To determine the sales charge you pay on additional investments in Class A shares, we will add the amount of your additional investment to the current value of your account and base the sales charge on that total amount.

      FRONT-END SALES CHARGE



      You'll pay a front-end sales charge when you buy Class A shares, unless:

        - you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- FRONT END SALES CHARGES

        - you received shares from reinvested distributions

      The sales charge you'll pay depends on the amount you're investing -- generally, the larger the investment, the smaller the percentage sales charge.

                                                      SALES CHARGE(1)    AMOUNT RETAINED
                                    SALES CHARGE(1)    AS A % OF THE    BY SELLING AGENTS
                                     AS A % OF THE      NET AMOUNT        AS A % OF THE
         AMOUNT YOU BOUGHT          OFFERING PRICE       INVESTED        OFFERING PRICE
         $0 - $49,999                    5.75%             6.10%              5.00%



         $50,000 - $99,999               4.50%             4.71%              3.75%



         $100,000 - $249,999             3.50%             3.63%              2.75%



         $250,000 - $499,999             2.50%             2.56%              2.00%



         $500,000 - $999,999             2.00%             2.04%              1.75%



         $1,000,000 OR MORE              0.00%             0.00%              1.00%(2)

      (1)The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge in the table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and of your net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

      (2)1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25% on amounts over $50,000,000. The Distributor pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within twelve months from the time they were bought. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      CONTINGENT DEFERRED SALES CHARGE



      Class A shares bought without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1% CDSC if the shares are sold within 12 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million (but less than $50 million) are subject to a CDSC if redeemed within 12 months of the date of purchase. The 12 months begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee based program.

      You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

--------------------------------------------------------------------------------

CLASS B SHARES ARE NOT INTENDED FOR PURCHASE OF $50,000 OR MORE. YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR ENSURING THAT YOUR INVESTMENT IN CLASS B SHARES DOES NOT REACH THE $50,000 MAXIMUM, AND COLUMBIA FUNDS CANNOT ENSURE THAT IT WILL IDENTIFY PURCHASE ORDERS THAT WOULD CAUSE YOUR INVESTMENT IN CLASS B SHARES TO REACH THE MAXIMUM ALLOWED AMOUNT.

--------------------------------------------------------------------------------


(About Class B     ABOUT CLASS B SHARES
  Shares GRAPHIC)

      Purchases up to $50,000 are allowed in Class B shares assuming the combined value of the customer's total assets in the Columbia Funds does not reach $50,000. Purchases in Class B shares that bring the combined value of a customer's total assets to $50,000 or above will be rejected. A customer's total assets may include accounts for immediate family members. Group Plan accounts are valued at the plan level.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC when you sell your Class B shares, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- CONTINGENT DEFERRED SALES CHARGES

      The CDSC you pay depends on how long you held your shares.


         IF YOU SELL YOUR SHARES                                       YOU'LL PAY A
         DURING THE FOLLOWING YEAR:                                      CDSC OF:
         --------------------------------------------------------------------------
         THE FIRST YEAR YOU OWN THEM                                       5.0%



         THE SECOND YEAR YOU OWN THEM                                      4.0%



         THE THIRD YEAR YOU OWN THEM                                       3.0%



         THE FOURTH YEAR YOU OWN THEM                                      3.0%



         THE FIFTH YEAR YOU OWN THEM                                       2.0%



         THE SIXTH YEAR YOU OWN THEM                                       1.0%



         AFTER SIX YEARS OF OWNING THEM                                    NONE

      Certain investments in Class B shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Portfolio will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

      Your selling agent receives compensation when you buy Class B shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      ABOUT THE CONVERSION FEATURE



      Class B shares convert automatically to Class A shares after you've owned them for eight years.

      The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase total returns.

      Here's how the conversion works:

        - Shares are converted on or about the 15th day of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

        - You'll receive the same dollar value of Class A shares as the Class B shares that were converted. No sales charge or other charges apply.

        - Class B shares that you received from an exchange of Class B shares of another Columbia Fund will convert based on the day you bought the original shares.

        - Conversions are free from federal income tax.


(About Class C     ABOUT CLASS C SHARES
  shares GRAPHIC)

      There is a $1 million limit to the amount you can purchase in Class C shares. You don't pay a sales charge when you buy Class C shares, but you may pay a CDSC when you sell them. PURCHASES OF $1 MILLION OR MORE WILL BE REJECTED.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC of 1.00% when you sell Class C shares within one year of buying them, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- CONTINGENT DEFERRED SALES CHARGES

      Certain investments in Class C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Portfolio will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

      Your selling agent receives compensation when you buy Class C shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.


(ABOUT CLASS R     ABOUT CLASS R SHARES
  SHARES GRAPHIC)

      ELIGIBLE INVESTORS



      Class R shares are available to certain eligible investors and must be purchased through eligible retirement plans. Eligible investors are as follows:

        - 401(k) plans;

        - 457 plans;

        - employer-Sponsored 403(b) plans;

        - profit sharing and money purchase pension plans;

        - defined benefit plans; and

        - non-qualified deferred compensation plans ("eligible retirement plans").

      Class R shares will not be available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs, individual 403(b) plans or 529 tuition programs.

      The Portfolios reserve the right to change the criteria for eligible investors. The Portfolios also reserve the right to refuse a purchase order for any reason, including if they believe that doing so would be in the best interest of the Portfolios and their shareholders.

--------------------------------------------------------------------------------

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF THE CLASS A, B AND C SALES CHARGES.

YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR NOTIFYING COLUMBIA FUNDS THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE BUYING OR SELLING SHARES.

WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

--------------------------------------------------------------------------------


WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE

(Class A, Class B and Class C shares)

You may be eligible for a waived or reduced front-end sales charge (often referred to as a "breakpoint discount"), or CDSC. Restrictions may apply to certain accounts and certain transactions. Information about these reductions and waivers is provided below and may also be discussed in the SAI, which is available at www.columbiafunds.com. Please contact your investment professional or your retirement plan administrator or contact Columbia Funds at
1.800.345.6611 to determine whether you qualify for a reduction or waiver of these charges.

The types of accounts that may be aggregated to obtain one of the breakpoint discounts described below include individual accounts, joint accounts, certain IRA accounts, certain trusts and UTMA/UGMA accounts. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own shares of Columbia Funds.

The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Columbia Funds Family. To obtain a breakpoint, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Portfolio is not responsible for a financial advisor's failure to apply the eligible discount to your account. You may be asked by the Portfolio or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Portfolios' Transfer Agent, you will need to provide the foregoing information to a Transfer Agent representative at the time you purchase shares.

--------------------------------------------------------------------------------

FOR PURPOSES OF OBTAINING A BREAKPOINT DISCOUNT, MEMBERS OF YOUR "IMMEDIATE FAMILY" INCLUDE YOUR SPOUSE, PARENT, STEP-PARENT, LEGAL GUARDIAN, CHILD, STEP-CHILD, FATHER-IN-LAW AND MOTHER-IN-LAW.

--------------------------------------------------------------------------------


      FRONT-END SALES CHARGES



      (Class A shares)

      There are two ways you can lower the front-end sales charge you pay on Class A shares:

        - RIGHTS OF ACCUMULATION
        The value of eligible accounts (regardless of class) maintained by you and each member of your immediate family may be combined with the value of your current purchase to reach a sales charge discount level (according to the chart of Class A sales charges, above) and to obtain the lower sales charge for your current purchase. To calculate the combined value of the accounts, the Portfolio will use the shares' current public offering price.

        - STATEMENT OF INTENT
        You also may pay a lower sales charge when purchasing Class A shares by signing a letter of intent. By doing so, you would be able to pay the lower sales charge on all purchases made under the letter of intent within 13 months. As described in the chart in the section ABOUT CLASS A SHARES -- FRONT-END SALES CHARGE, the first breakpoint discount will be applied when total purchases reach $50,000. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. To calculate the total value of your Statement of Intent purchases, a Portfolio will use the historic cost (i.e. dollars invested) of the shares held in each eligible account. You must retain all records necessary to substantiate historic costs because the Portfolio and your financial intermediary may not maintain this information.

         - WHAT ACCOUNTS ARE ELIGIBLE FOR BREAKPOINT DISCOUNTS?
          The types of eligible accounts that may be aggregated to obtain one or both of the breakpoint discounts described above include:

           - individual accounts

           - joint accounts

           - certain IRA accounts

           - certain trusts

           - UTMA/UGMA accounts

            For the purposes of obtaining a breakpoint discount, members of your "immediate family" include your spouse, parent, step parent, legal guardian, child, step child, father in-law and mother in-law. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own Columbia Fund shares. The value of your investment in certain Money Market Funds held in an eligible account may be aggregated with your investments in other funds in the Columbia Funds family of funds to obtain a breakpoint discount through a Right of Accumulation. Certain Money Market Funds may also be included in the aggregation for a Statement of Intent for shares that have been charged a commission for purposes of obtaining a breakpoint discount.

         - HOW DO I OBTAIN A BREAKPOINT DISCOUNT?
          The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Columbia Funds family of funds. To obtain any of the above breakpoint discounts, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Portfolios are not responsible for a financial advisor's failure to apply the eligible discount to your account. You may be asked by the Portfolios or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Portfolios' Transfer Agent, you will need to provide the foregoing information to a Transfer Agent representative at the time you purchase shares.

         - HOW CAN I OBTAIN MORE INFORMATION ABOUT BREAKPOINT DISCOUNTS?
          Certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. Restrictions may apply to certain accounts and certain transactions. Further information regarding these discounts may be found in the Portfolios' SAI and at www.columbiafunds.com.

      The following investors can buy Class A shares without paying a front-end sales charge:

        - full-time employees and retired employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

        - banks, trust companies and thrift institutions, acting as fiduciaries

        - individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the Portfolios within 90 days of the date of distribution

        - Columbia Funds' Trustees, Directors and employees of its investment sub-advisers

        - registered broker/dealer firms that have entered into a Columbia Funds dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only

        - registered personnel and employees of these broker/dealers and their family members may buy Class A shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

        - employees or partners of any service provider to the Portfolios

        - investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

        - shareholders of certain Funds that reorganized into the Columbia Funds who were entitled to buy shares at net asset value

      The following plans can buy Class A shares without paying a front-end sales charge:

        - pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the Internal Revenue Code

        - employee benefit plans created according to Section 403(b) of the Internal Revenue Code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the Internal Revenue Code. To qualify for the waiver, the plan must:

            - have at least $500,000 invested in Class A shares of Columbia
              Funds (except Money Market Funds), or

            - sign a letter of intent to buy at least $500,000 of Class A shares of Columbia Funds (except Money Market Funds), or

            - be an employer-sponsored plan with at least 100 eligible participants, or

            - be a participant in an alliance program that has signed an agreement with the Portfolio or a selling agent

        - certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

      You can also buy Class A shares without paying a sales charge if you buy the shares within 365 days of selling Class A, Class B, Class C or Class R shares of the same Portfolio. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. The Transfer Agent, Distributor or their agents must receive your written request within 365 days after you sell your shares.

      CONTINGENT DEFERRED SALES CHARGES
      (Class A, Class B and Class C shares)

      You won't pay a CDSC in the following circumstances:

      DEATH:  CDSCs may be waived on redemptions following the death of:

        - the sole shareholder on an individual account

        - a joint tenant where the surviving joint tenant is the deceased's spouse

        - the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfer to Minors Act (UTMA) or other custodial account.

      If the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

      AUTOMATIC WITHDRAWAL PLAN (AWP): CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual AWP established with the Transfer Agent, to the extent that the redemptions do not exceed, on an annual basis, 12% of the account's value at the time that the AWP is established. Otherwise a CDSC will be charged on AWP redemptions until this requirement is met; this requirement does not apply if the AWP is set up at the time the account is established, and distributions are being reinvested.

      DISABILITY: CDSCs may be waived on redemptions after the sole shareholder on an individual account or a joint tenant on a joint tenant spousal account becomes disabled (as defined by Section 72(m)(7) of the Internal Revenue Code). To be eligible for such a waiver:

        - the disability must arise after the purchase of shares,

        - the disabled shareholder must have been under the age of 65 at the time of the initial determination of disability and

        - a letter from a physician must be signed under penalty of perjury stating the nature of the disability.

      If the account is transferred to a new registration and then shares are redeemed, the applicable CDSC will be charged.

      DEATH OF A TRUSTEE: CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where:

        - the grantor of the trust is the sole trustee and the sole life beneficiary,

        - death occurs following the purchase and

        - the trust document provides for the dissolution of the trust upon the trustee's death.

      If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

      RETURNS OF EXCESS CONTRIBUTIONS: CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the Financial Services Firm
      (FSF) agrees to return the applicable portion of any commission paid by the Distributor.

      QUALIFIED RETIREMENT PLANS: CDSCs may be waived on shares sold by employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must be a participant in an alliance program that has signed an agreement with Columbia Funds or the Distributor.

      RETURN OF COMMISSION: CDSCs may be waived on shares sold by intermediaries that are part of the Columbia Funds selling group where the intermediary has entered into an agreement with Columbia Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

      NON-US INVESTORS: CDSCs may be waived on shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-US investors.

      IRS SECTION 401 AND 457: CDSCs may be waived on shares sold by certain pension, profit-sharing or other employee benefit plans established under
      Section 401 or 457 of the tax code.

      MEDICAL PAYMENTS: CDSCs may be waived on shares redeemed for medical payments that exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

      SHARES LIQUIDATED BY TRANSFER AGENT: CDSCs may be waived for shares sold under the Distributor's right to liquidate a shareholder's account, including but not limited to, instances where the aggregate net asset value of Class A, Class B or Class C shares held in the account is less than the minimum account size.

      PLANS OF REORGANIZATION: At the Portfolios' discretion, CDSCs may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party.

      CDSCs may be waived on the sale of Class C shares sold by a non-profit organization qualified under Section 501(c)(3) of the tax code in connection with the BANC OF AMERICA CAPITAL MANAGEMENT CHARITABLE GIVING PROGRAM.

Buying, selling and exchanging shares
(Buying, selling and exchanging shares GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


You can invest in Class A, Class B and Class C shares of the Portfolios through your selling agent. We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions regarding Class A, Class B and Class C shares. Once you have an account, you can buy, sell and exchange Class A, Class B and Class C shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us. You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

You can invest in Class R shares of the Portfolios through your eligible retirement plan. Please contact your retirement plan administrator for more information.

The table starting on page 52 summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in CHOOSING A SHARE CLASS.

The Portfolios also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Specifically, certain Portfolios offer Class Z shares which have lower expense levels and limited service features and are only available to certain eligible investors that meet specific criteria, including investing through an eligible financial institution or intermediary. Please contact your investment professional, or call us at
1.800.345.6611 if you have any questions or you need help placing an order.

Certain financial institutions and intermediaries that offer Class Z shares may in certain circumstances determine that a shareholder invested in Class A, Class B, Class C or Class R shares is eligible for Class Z shares and will have their shares automatically converted to Class Z shares. No sales charges or other charges will apply to such a conversion, however, an investor should contact their financial institution or intermediary to learn the details of any such policy and also should talk to their tax adviser about the tax consequences of any such automatic conversion.

Federal law requires the Portfolios to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Portfolios may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Portfolios are unable to verify your identity after your account is open, the Portfolios reserve the right to close your account or take other steps as deemed reasonable. The Portfolios shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of a Portfolio's or Underlying Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Portfolio or Underlying Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Portfolio shares held by long-term shareholders and have other adverse effects on the Portfolio. This type of excessive short-term trading activity is referred to herein as "market timing." The Portfolios are not intended as vehicles for market timing. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Portfolios to implement their market timing strategies. Columbia Funds' Board has adopted policies and procedures with respect to market timing activity as discussed below.

Market timing may negatively impact long-term performance of a Portfolio by requiring it to maintain a larger percentage of assets in cash or to liquidate portfolio holdings at a disadvantageous time. Market timing could increase a Portfolio's expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, and large asset fluctuations that could diminish a Portfolio's ability to provide the maximum investment return to all participants. Certain Portfolios or Underlying Funds may be more susceptible to these negative effects of market timing. For example, Underlying Funds that invest principally in foreign securities may be more susceptible to arbitrage opportunities resulting from mispricing due to time zone differences among international financial markets. Market timers seek potential price differentials that may occur with securities that trade in a different time zone. Underlying Funds that invest principally in small- and mid-capitalization securities may be more susceptible to arbitrage opportunities due to the less liquid nature of smaller company securities. Fair value pricing may reduce these arbitrage opportunities.

Columbia Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if Columbia Funds detects that a shareholder has conducted two "round trips" (as defined below) in a Portfolio or Underlying Fund (other than a Columbia Money Market Fund, Columbia Short Term Bond Fund or Columbia Short Term Municipal Bond Fund) that are deemed material by Columbia Funds in any 28-day period, Columbia Funds will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a Columbia Money Market Fund, Columbia Short Term Bond Fund or Columbia Short Term Municipal Bond Fund). In addition, if Columbia Funds determines that any person, group or account has engaged in any type of market timing activity (independent of the two round trip limit) Columbia Funds may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund. In any event, Columbia Funds also retains the right to reject any order to buy or exchange shares as discussed in the section BUYING, SELLING AND EXCHANGING SHARES - HOW ORDERS ARE PROCESSED and also retains the right to modify these market timing policies at any time without prior notice to shareholders.

The rights of shareholders to redeem shares of a Portfolio are not affected by any of these limits. For these purposes, a "round trip" is a purchase by any means into a Portfolio or Fund followed by a redemption, of any amount, by any means out of the same Portfolio or Underlying Fund. Under this definition, an exchange into a Portfolio or Underlying Fund followed by an exchange out of the same Portfolio or Underlying Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Systematic Investment Plan, Automatic Withdrawal Plan, Automatic Exchange Feature or similar automated plans generally are not subject to the two round trip limit. The two round trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Columbia Funds. However, there can be no assurance that these policies and procedures, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. Columbia Funds typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Columbia Funds practices discussed above. Consequently, there is the risk that Columbia Funds may not be able to do anything in response to market timing that occurs in a Portfolio or Underlying Fund which may result in certain shareholders being able to market time a Portfolio or Underlying Fund while the shareholders in that Portfolio or Underlying Fund bear the burden of such activities.

Columbia Funds seeks to act in a manner that it believes is consistent with the best interests of Portfolio shareholders in making any judgments regarding market timing. Neither Columbia Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or transfers.

                   Ways to buy, sell
                      or exchange        How much you can buy, sell or exchange              Other things to know
                  -------------------    ---------------------------------------    ---------------------------------------
Buying shares     In a lump sum          MINIMUM INITIAL INVESTMENT FOR CLASS A,    There is no limit to the amount you can
                                         CLASS B AND CLASS C SHARES:                invest in Class A shares and Class R
                                         - $1,000 for regular accounts              shares. You can invest up to $50,000 in
                                         - $25 for traditional and Roth IRAs,       Class B shares. Class C share purchases
                                         and Coverdell Education Savings            are limited to $1 million.
                                           Accounts
                                         - no minimum for certain fee-based         Class R shares may be purchased through
                                           accounts and certain retirement plan     eligible retirement plan accounts.
                                           accounts
                                         MINIMUM ADDITIONAL INVESTMENT FOR CLASS
                                         A, CLASS B AND CLASS C SHARES:
                                         - $25 for traditional and Roth IRAs,
                                         and Coverdell Education Savings
                                           Accounts
                                         - $50 for all other accounts
                                         THERE IS NO MINIMUM INITIAL INVESTMENT
                                         REQUIREMENT FOR CLASS R SHARES

                  Using our              minimum initial investment:                You can buy shares any day of the month
                  Systematic             - $50                                      on a monthly, quarterly or semi-annual
                  Investment Plan        minimum additional investment:             schedule.
                  (Class A, Class B      - $50
                  and Class C shares)

Selling shares    In a lump sum          Class A, Class B and Class C shares:       Class R shares may be sold through
                                         - shares sold by check via the             eligible retirement plan accounts.
                                         telephone or through the internet are      A Portfolio will generally send
                                           limited to an aggregate of $100,000      proceeds from the sale to you within
                                           in a 30-day period if you qualify for    seven days (usually on the next
                                           telephone or internet orders             business day after your request is
                                         - other restrictions may apply to          received in "good form"). However, if
                                           withdrawals from retirement plan         you purchased your shares by check, a
                                           accounts                                 Portfolio may delay sending the
                                                                                    proceeds from the sale of your shares
                                                                                    for up to 10 days after your purchase
                                                                                    to protect against checks that are
                                                                                    returned.

                  Using our Automatic    - no minimum per withdrawal                Your account balance must be at least
                  Withdrawal Plan        - $5,000 requirement waived for certain    $5,000 to set up the plan. You can make
                  (Class A, Class B      fee based accounts                         withdrawals any day of the month on a
                  and Class C shares)                                               monthly, quarterly or semi-annual
                                                                                    basis. We'll send your money by check
                                                                                    or deposit it directly to your bank
                                                                                    account. No CDSC is deducted if you
                                                                                    withdraw 12% or less of the value of
                                                                                    your shares in a given class in a year.

Exchanging        In a lump sum          - new account minimums apply to            You can generally exchange your Class
  shares                                   exchanges                                A, Class B, Class C or Class R shares
                                                                                    for Class A, Class B, Class C or Class
                                                                                    R shares, respectively, of any other
                                                                                    Portfolio or Fund distributed by the
                                                                                    Distributor. Some exceptions apply.
                                                                                    You generally won't pay a front-end
                                                                                    sales charge or CDSC on the shares
                                                                                    you're exchanging. An exchange
                                                                                    generally will incur a sales charge if
                                                                                    the original purchase was not assessed
                                                                                    a sales charge. Redemption fees may
                                                                                    apply.

                  Using our Automatic    - minimum $100 per exchange                You can make exchanges any day of the
                  Exchange Feature                                                  month.
                  (Class A, Class B
                  and Class C shares)

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on a Portfolio's net asset value per share. We calculate net asset value per share for each class of each Portfolio at the end of each business day. The net asset value per share of a Portfolio is based on the net asset value per share of the Underlying Funds the Portfolio invests in.

We calculate the net asset value for each class of a Portfolio by determining the value of the Portfolio's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN AN UNDERLYING FUND

The value of an Underlying Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in an Underlying Fund. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. For example, securities which may be subject to fair valuation include, but are not limited to: (1) restricted securities for which a pricing service is unable to provide a market price; (2) securities whose trading has been formally suspended; (3) debt securities that have gone into default and for which there is no current market quotation; and (4) a security whose market price is not available from a pre-established pricing service. In addition, Underlying Funds may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which an Underlying Fund's share price is calculated. Foreign exchanges typically close before the time as of which Underlying Fund share prices are calculated, and may be closed altogether on some days an Underlying Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Underlying Fund shares. However, when an Underlying Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Columbia Funds has retained an independent fair value pricing service to assist in the fair valuation process for Underlying Funds that primarily invest in international equity securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by an Underlying Fund could change on days when Underlying Fund shares cannot be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders to buy, sell or exchange shares may be delivered to the Transfer Agent by telephone, in writing or through the internet. For more information on account and trading restrictions and special sign-up procedures for internet transactions, please call us at 1.800.345.6611. The Transfer Agent has procedures in place to authenticate electronic instructions. You will be asked to accept the terms of an online agreement and utilize a password for internet services.

Orders received in good order by the Portfolios, Distributor, Transfer Agent or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

TELEPHONE ORDERS
(Class A, Class B and Class C shares)

You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. We will not be liable for following telephone instructions that we reasonably believe are genuine.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A PORTFOLIO EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying Class A, Class B and Class C shares:

        - You buy Class A shares at the offering price per share. You buy Class B and Class C shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we reserve the right to cancel your order. We'll return any payment received for orders that have been cancelled.

        - Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Portfolio. We don't issue certificates.

      All orders for the purchase of Class R shares must be made through your eligible retirement plan. Here are some general rules for buying Class R shares:

        - You buy Class R shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we reserve the right to cancel your order. We'll return any payment received for orders that have been cancelled.

        - Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Portfolios. We don't issue certificates.

        - Financial institutions and intermediaries are responsible for recording the beneficial ownership of the shares of their clients, and for reporting this ownership on account statements they send to their clients.

      MINIMUM INITIAL INVESTMENT



      The minimum initial amount of Class A, Class B and Class C shares you can buy is usually $1,000.

      There is no minimum initial investment requirement for Class R shares.

      If you're buying Class A, Class B or Class C shares through one of the following accounts or plans, the minimum initial amount you can buy is:

        - $50 using our Systematic Investment Plan

        - $25 for traditional and Roth IRAs, and Coverdell Education Savings Accounts

        - There is no minimum for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts, other managed accounts and certain retirement plans.

      MINIMUM ADDITIONAL INVESTMENT



      You can make additional purchases of Class A, Class B and Class C shares in the amount of $50, or $25 for traditional and Roth IRAs, and Coverdell Education Savings Accounts.

SYSTEMATIC INVESTMENT PLAN
(Class A, Class B and Class C Shares)
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Portfolios you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - You can buy shares any day of the month on a monthly, quarterly or semi-annual basis.

  - Some exceptions may apply to employees of Bank of America and its affiliates. For details, please contact your investment professional.

--------------------------------------------------------------------------------

"GOOD FORM" MEANS THAT THE MONEY USED TO PURCHASE YOUR SHARES IS FULLY COLLECTED. WHEN SELLING SHARES BY LETTER OF INSTRUCTION, "GOOD FORM" ALSO MEANS
(I) YOUR LETTER HAS COMPLETE INSTRUCTIONS, THE PROPER SIGNATURES AND MEDALLION SIGNATURE GUARANTEES AND (II) ANY OTHER REQUIRED DOCUMENTS ARE ATTACHED. FOR ADDITIONAL DOCUMENTS REQUIRED FOR SALES BY CORPORATIONS, AGENTS, FIDUCIARIES, SURVIVING JOINT OWNERS AND OTHER LEGAL ENTITIES PLEASE CALL 1.800.345.6611. NO INTEREST WILL BE PAID ON UNCASHED REDEMPTION CHECKS.




 FOR MORE INFORMATION
 ABOUT TELEPHONE ORDERS,
 SEE HOW ORDERS ARE
 PROCESSED.

--------------------------------------------------------------------------------



(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling Class A, Class B and Class C shares:

        - We'll deduct any CDSC from the amount you're selling and send you the balance.

        - If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after the Portfolios, Distributor, Transfer Agent or their agents receive your order in good form. Your selling agent is responsible for depositing the sale proceeds to your account on time.

        - For shares sold by Fedwire there is generally a $500 minimum transaction amount and a fee of $7.50. The receiving bank may charge additional fees.

        - If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Portfolio receives your order in good form.

        - You can sell up to an aggregate of $100,000 of shares by check via the telephone or through the internet in a 30-day period if you qualify for telephone or internet orders.

        - If you paid for your shares by check, we'll hold the sale proceeds when you sell those shares for at least 10 days after the trade date of the purchase.

        - If you hold any shares in certificate form, you will not be able to sell those shares until you have returned the certificates to the Transfer Agent.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      For information about how to sell Class R shares through your eligible retirement plan, please contact your plan administrator. Here are some general rules for selling shares:

        - If you paid for your shares by check, we'll hold the sale proceeds when you sell those shares for at least 10 days after the trade date of the purchase.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell shares.

        - We can delay payment of the sale proceeds for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), or your account may be subject to an annual fee of $10. The Transfer Agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty.

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you.

        - under certain other circumstances allowed under the 1940 Act.

AUTOMATIC WITHDRAWAL PLAN
(Class A, Class B and Class C shares)

The Automatic Withdrawal Plan lets you withdraw funds any day of the month on a monthly, quarterly or semi-annual basis.

Here's how the plan works:

  - Your account balance must be at least $5,000 to set up the plan. Certain fee based accounts are not subject to the $5,000 requirement.

  - If you set up the plan after you've opened your account, your signature must be Medallion Guaranteed.

  - You won't pay a CDSC on Class A, Class B or Class C shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

  - We'll send you a check or deposit the money directly to your bank account.

  - You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Portfolio is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE PORTFOLIO OR FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------



(EXCHANGING SHARES       EXCHANGING SHARES
  GRAPHIC)

      You can generally sell Class A, Class B, Class C or Class R shares of a Portfolio to buy, respectively, Class A, Class B, Class C or Class R shares of another Portfolio or Fund distributed by the Distributor. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - The rules for buying shares of a Portfolio or Fund, including any minimum investment requirements, apply to exchanges into that Portfolio or Fund.

        - You may only make exchanges into a Portfolio or Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Portfolio or Fund that is accepting investments.

        - A sales charge may apply when exchanging from a Money Market Fund to a Fund with a front-end sales charge.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until the Transfer Agent has received the certificate and deposited the shares to your account.

      You may exchange your shares for shares of the same share class (and in some cases, certain other classes) of another Fund distributed by the Distributor, at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original Fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or loss for tax purposes. The Fund may terminate your exchange privilege if the Advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See SHORT TERM TRADING ACTIVITY AND MARKET TIMING. To exchange by telephone, call 1.800.345.6611. Please have your account and taxpayer identification numbers available when calling.

      EXCHANGING CLASS A SHARES



      You can generally exchange Class A shares of a Portfolio for Class A shares of any other Portfolio or Fund distributed by the Distributor. Some exceptions apply.

      Here are some rules for exchanging Class A shares:

        - You won't pay a front-end sales charge on the shares of the Portfolio or Fund you're exchanging (unless your initial purchase of Class A shares was of a Columbia Money Market Fund).

        - You won't pay a CDSC, if applicable, on the shares you're exchanging. Any CDSC will be deducted later on when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until when you sold the shares you received from the exchange.

      EXCHANGING CLASS B SHARES



      You can generally exchange Class B shares of a Portfolio for Class B shares of any other Portfolio or Fund distributed by the Distributor. Some exceptions apply.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

      EXCHANGING CLASS C SHARES



      You can generally exchange Class C shares of a Portfolio for Class C shares of any other Portfolio or Fund distributed by the Distributor. Some exceptions apply.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted later on when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

      EXCHANGING CLASS R SHARES



      You can generally exchange Class R shares of a Portfolio for Class R shares of any other Portfolio distributed by the Distributor. Some exceptions apply.

AUTOMATIC EXCHANGE FEATURE
(Class A, Class B and Class C shares)
The Automatic Exchange Feature lets you exchange $100 or more of Class A, Class B or Class C shares any day of the month. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to the Transfer Agent in writing or call 1.800.345.6611.

  - If you set up your plan to exchange more than $100,000 you must have your signature Medallion Guaranteed.

  - You can choose to have us transfer your money on any day of the month.

  - The rules for making exchanges apply to automatic exchanges.

How selling and servicing agents are paid
(PERCENT GRAPHIC)

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

--------------------------------------------------------------------------------


Your selling and servicing agents usually receive compensation based on your investment in the Portfolios. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

COMMISSIONS

CLASS A SHARES


Your selling and/or servicing agent may receive an up-front commission from the Distributor when you buy Class A shares of a Portfolio, in accordance with the following table:

                                                              COMMISSION
                                                            (AS A % OF THE
                                                            NET ASSET VALUE
                     AMOUNT PURCHASED                         PER SHARE)
                     ----------------                       ---------------
$1 million to less than $3 million........................       1.00%
$3 million to less than $50 million.......................       0.50%
$50 million or more.......................................       0.25%

For group retirement plans, financial advisors are eligible to receive a 1.00% commission from the Distributor on purchases, including those in amounts less than $1 million, that are coded as commission eligible trades.

Purchase amounts are aggregated among all Columbia Funds for purposes of the above table.

CLASS A, CLASS B AND CLASS C SHARES


Your selling agent may receive an up-front commission (reallowance) when you buy shares of a Portfolio. The amount of this commission depends on which share class you choose:

  - up to 5.00% of the offering price per share of Class A shares. The commission is paid from the sales charge we deduct when you buy your shares

  - up to 4.00% of the net asset value per share of Class B shares. The commission is not deducted from your purchase -- we pay your selling agent directly

  - up to 1.00% of the net asset value per share of Class C shares. The commission is not deducted from your purchase -- we pay your selling agent directly

If you buy Class B or Class C shares you will be subject to higher distribution (12b-1) and shareholder servicing fees and may be subject to a CDSC when you sell your shares.

CLASS R SHARES


Your selling and/or servicing agent may receive an up-front commission from the Distributor when you buy Class R shares of a Portfolio, in accordance with the following table:

                                                              COMMISSION
                                                            (AS A % OF THE
                                                            NET ASSET VALUE
                     AMOUNT PURCHASED                         PER SHARE)
                     ----------------                       ---------------
first $50 million.........................................       0.50%
over $50 million..........................................       0.25%

--------------------------------------------------------------------------------

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 UNDER THE 1940 ACT.

YOUR SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------


DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES

The Distributor and selling and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

The amount of the fee depends on the class of shares you own:

                                 MAXIMUM ANNUAL DISTRIBUTION (12B-1)
                                    AND SHAREHOLDER SERVICING FEES
                             (AS AN ANNUAL % OF AVERAGE DAILY NET ASSETS)
  CLASS A SHARES     0.25% COMBINED DISTRIBUTION (12B-1) AND SHAREHOLDER
                     SERVICING FEE



  CLASS B SHARES     0.75% DISTRIBUTION (12B-1) FEE, 0.25% SHAREHOLDER SERVICING
                     FEE



  CLASS C SHARES     0.75% DISTRIBUTION (12B-1) FEE, 0.25% SHAREHOLDER SERVICING
                     FEE



  CLASS R SHARES     0.50% DISTRIBUTION (12B-1) FEE

Fees are calculated daily and paid to the Distributor periodically. Because these fees are paid out of the Portfolios' assets on an ongoing basis, they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

The Portfolios pay these fees to the Distributor and/or to eligible selling and servicing agents and financial institutions, including the Adviser or other affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION -- FINANCIAL INTERMEDIARY PAYMENTS

In addition, the Distributor or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor or one of its affiliates. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by the Distributor attributable to that financial intermediary, gross sales of the mutual funds distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the support payments to any one financial intermediary are generally expected to be between 0.02% and 0.10% (between 0.03% and 0.12% in the case of the Columbia Money Market Funds) on an annual basis for payments based on average net assets of a Columbia Fund attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of a Columbia Fund (other than the Columbia Money Market Funds) attributable to the financial intermediary. The Distributor or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in a Columbia Fund.
Payments may also be made to certain financial intermediaries, including other Bank of America affiliates, that provide investor services to retirement plans and other investment programs to compensate financial intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.30% of the total Columbia Fund assets in the program on an annual basis. The Board has authorized the Funds to reimburse the Transfer Agent for amounts paid to financial intermediaries that maintain assets in omnibus accounts, subject to an annual cap of 0.11% of net assets maintained in such accounts. The amounts in excess of that reimbursed by a Portfolio will be borne by the Distributor or its affiliates.

The Distributor or its affiliates may make other payments or allow promotional incentives to financial intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

Amounts paid by the Distributor or its affiliates are paid out of the Distributor's or its affiliates' own revenue and do not increase the amount paid by you or your Portfolio. You can find further details about the payments made by the Distributor or its affiliates and the services provided by financial intermediaries as well as a list of the financial intermediaries to which the Distributor or its affiliates has agreed to make marketing support payments in the SAI, which can be obtained at www.columbiafunds.com or by calling
1.800.345.6611. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from the Distributor and its affiliates and any services it provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular Portfolio or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.

Distributions and taxes
(DISTRIBUTION AND TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A PORTFOLIO -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------

ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, the gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain, if any, to its shareholders. The Portfolios intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Portfolios won't have to pay any federal income tax. When a Portfolio makes this kind of a payment, it's split among all shares and is called a distribution.

All of the Portfolios normally declare and pay distributions of net investment income quarterly, and distribute any net realized capital gain at least once a year. The Portfolios may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day before the distribution is declared. Shares are eligible to receive net investment income distributions from the trade date and net realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Portfolio usually pay different net investment income distribution amounts because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Portfolio unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover or by calling us at 1.800.345.6611. Distributions of $10 or less will automatically be reinvested in additional Portfolio shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the same Portfolio.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Portfolio shares shortly before the Portfolio makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Portfolio that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Portfolio sells those securities and distributes the realized gain. This distribution is also subject to tax. The Portfolios have built up, or have the potential to build up, high levels of unrealized capital gain.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE PORTFOLIOS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING PORTFOLIO SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Portfolio's ordinary income and net realized short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions that come from net realized long-term capital gain, if any, generally are taxable to you as long-term capital gain.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Portfolio's long-term capital gain distributed to individual shareholders, if any, generally will qualify for the reduced rate of tax if attributable to the Portfolio's sales and exchanges. Also, if you're an individual Portfolio shareholder, the portion of your distributions attributable to dividends received by the Portfolio from certain U.S. and foreign corporations generally will be taxed at a maximum 15% rate of tax as long as certain holding period requirements are met. Absent further legislation, those reduced rates of tax will expire after December 31, 2010. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Portfolio. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and your federal tax status. Foreign, state and local taxes may also apply to distributions.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is exempt from state and local individual income taxes. Distributions you receive that come from interest a Portfolio earns from U.S. government obligations may not be exempt from these taxes. Please consult your tax adviser about your specific tax situation.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied as a credit against your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

Your redemptions (including redemptions paid in securities) and exchanges of Portfolio shares usually will result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held such Portfolio shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

Legal matters

On February 9, 2005, the Adviser and Distributor entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, the Adviser and Distributor have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. The Adviser and Distributor are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Columbia Funds Series Trust (formerly known as Nations Funds Trust), its Board of Trustees, Bank of America Corporation and certain of its affiliates, including the Adviser and Distributor (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and other cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Funds Series Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds Series Trust against BAC and others that asserts claims under the federal securities laws and state common law. Columbia Funds Series Trust is a nominal defendant in this action.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of these actions. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Columbia Funds shareholders and/or the Columbia Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for preliminary approval.

Separately, several putative class actions have been filed against Columbia Funds Series Trust, Bank of America Corporation and certain of its affiliates, and others, in various federal courts relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. (George Siepel, et al. v. Bank of America, Columbia Funds Series Trust, et al., instituted December 28, 2005, U.S. District Court, E.D. Mo.; Luleff v. Bank of America, Columbia Funds Series Trust, William Carmichael, et al., instituted February 22, 2006, U.S. District Court, S.D. NY.) The suits allege various claims including state law claims for breach of fiduciary duty, breach of contract, unjust enrichment and violations of federal securities laws and seek damages and other remedies.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights tables are designed to help you understand how the Portfolios have performed for the past five years or, if shorter, the period of operations. Certain information reflects financial results for a single Portfolio share. The total investment return line indicates how much an investment in the Portfolio would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the Portfolios' financial statements, is included in the Portfolios' annual report. The independent registered public accounting firm's report and the Portfolios' financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

COLUMBIA LIFEGOAL GROWTH PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $12.19               $11.28                $7.82               $10.68
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.05                 0.04                 0.02                 0.02
  Net realized and unrealized gain/(loss)
    on investments                               2.34                 0.95                 3.46                (2.87)
  Net increase/(decrease) in net assets
    resulting from investment operations         2.39                 0.99                 3.48                (2.85)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.09)               (0.08)               (0.02)               (0.01)
  Distributions from net realized gains         (0.57)                 --                   --                   --
  Total distributions                           (0.66)               (0.08)               (0.02)               (0.01)
  Net asset value, end of year                  $13.92               $12.19               $11.28                $7.82
  TOTAL RETURN++                                20.01%                8.76%               44.51%              (26.68)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $142,967              $93,070              $64,267              $21,559
  Ratio of operating expenses to average
    net assets+++                                0.50%                0.50%                0.50%                0.50%
  Ratio of net investment income/(loss)
    to average net assets                        0.37%                0.37%                0.20%                0.20%
  Portfolio turnover rate                         30%                  13%                  6%                   13%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                    0.50%                0.50%                0.50%                0.50%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.39
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   --##
  Net realized and unrealized gain/(loss)
    on investments                                0.32
  Net increase/(decrease) in net assets
    resulting from investment operations          0.32
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.03)
  Distributions from net realized gains            --
  Total distributions                            (0.03)
  Net asset value, end of year                   $10.68
  TOTAL RETURN++                                  3.04%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $16,967
  Ratio of operating expenses to average
    net assets+++                                 0.50%
  Ratio of net investment income/(loss)
    to average net assets                         0.00%
  Portfolio turnover rate                          33%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                     0.50%

++ Total return represents aggregate total return for the year indicated and does not reflect the deduction of any applicable sales charges.
+++ The Portfolio's expenses do not include the expenses of the Underlying
Funds.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.

COLUMBIA LIFEGOAL GROWTH PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.72               $10.91                $7.61               $10.46
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                 (0.05)               (0.04)               (0.05)               (0.04)
  Net realized and unrealized gain/(loss)
    on investments                               2.25                 0.91                 3.35                (2.81)
  Net increase/(decrease) in net assets
    resulting from investment operations         2.20                 0.87                 3.30                (2.85)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.07)               (0.06)                --##                  --
  Distributions from net realized gains         (0.57)                 --                   --                   --
  Total distributions                           (0.64)               (0.06)                --##                  --
  Net asset value, end of year                  $13.28               $11.72               $10.91                $7.61
  TOTAL RETURN++                                19.13%                7.95%               43.39%              (27.25)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $153,920             $119,995              $88,969              $35,069
  Ratio of operating expenses to average
    net assets+++                                1.25%                1.25%                1.25%                1.25%
  Ratio of net investment income/(loss)
    to average net assets                       (0.38)%              (0.38)%              (0.55)%              (0.55)%
  Portfolio turnover rate                         30%                  13%                  6%                   13%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                    1.25%                1.25%                1.25%                1.25%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.23
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  (0.07)
  Net realized and unrealized gain/(loss)
    on investments                                0.30
  Net increase/(decrease) in net assets
    resulting from investment operations          0.23
  LESS DISTRIBUTIONS:
  Dividends from net investment income            --##
  Distributions from net realized gains            --
  Total distributions                             --##
  Net asset value, end of year                   $10.46
  TOTAL RETURN++                                  2.25%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $29,079
  Ratio of operating expenses to average
    net assets+++                                 1.25%
  Ratio of net investment income/(loss)
    to average net assets                        (0.75)%
  Portfolio turnover rate                          33%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                     1.25%

++ Total return represents aggregate total return for the year indicated and does not reflect the deduction of any applicable sales charges.
+++ The Portfolio's expenses do not include the expenses of the Underlying
Funds.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.

COLUMBIA LIFEGOAL GROWTH PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.66               $10.85                $7.57               $10.40
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                 (0.05)               (0.04)               (0.04)               (0.04)
  Net realized and unrealized gain/(loss)
    on investments                               2.23                 0.91                 3.32                (2.79)
  Net increase/(decrease) in net assets
    resulting from investment operations         2.18                 0.87                 3.28                (2.83)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.07)               (0.06)                --##                  --
  Distributions from net realized gains         (0.57)                 --                   --                   --
  Total distributions                           (0.64)               (0.06)                --##                  --
  Net asset value, end of year                  $13.20               $11.66               $10.85                $7.57
  TOTAL RETURN++                                19.06%                8.00%               43.38%              (27.21)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $66,261              $36,008              $19,340              $4,559
  Ratio of operating expenses to average
    net assets+++                                1.25%                1.25%                1.25%                1.25%
  Ratio of net investment income/(loss)
    to average net assets                       (0.38)%              (0.38)%              (0.55)%              (0.55)%
  Portfolio turnover rate                         30%                  13%                  6%                   13%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                    1.25%                1.25%                1.25%                1.25%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.18
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  (0.07)
  Net realized and unrealized gain/(loss)
    on investments                                0.29
  Net increase/(decrease) in net assets
    resulting from investment operations          0.22
  LESS DISTRIBUTIONS:
  Dividends from net investment income            --##
  Distributions from net realized gains            --
  Total distributions                             --##
  Net asset value, end of year                   $10.40
  TOTAL RETURN++                                  2.16%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $3,436
  Ratio of operating expenses to average
    net assets+++                                 1.25%
  Ratio of net investment income/(loss)
    to average net assets                        (0.75)%
  Portfolio turnover rate                          33%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                     1.25%

++ Total return represents aggregate total return for the year indicated and does not reflect the deduction of any applicable sales charges.
+++ The Portfolio's expenses do not include the expenses of the Underlying
Funds.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.

COLUMBIA LIFEGOAL GROWTH PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                  PERIOD ENDED
  CLASS R SHARES                                                  03/31/06(A)
  Net asset value, beginning of period                               $13.19
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                                      (0.03)
  Net realized and unrealized gain/(loss)
    on investments                                                    0.76
  Net increase/(decrease) in net asset
    value from operations                                             0.73
  LESS DISTRIBUTIONS:
  Dividends from net investment income                                 --
  Distributions from net realized gains                                --
  Total dividends and distributions                                    --
  Net asset value, end of period                                     $13.92
  TOTAL RETURN++                                                     5.53%*
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                                $10
  Ratio of operating expenses to average
    net assets(b)                                                   0.75%**
  Ratio of net investment income/(loss)
    to average net assets                                          (1.15)%**
  Portfolio turnover rate                                             30%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(b)                                       0.75%**

++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
* Not annualized.
** Annualized.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The Portfolio's Class R shares commenced operations on January 23, 2006.
(b) The Portfolio's expenses do not include the expenses of the Underlying funds.

COLUMBIA LIFEGOAL BALANCED
GROWTH PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.50               $11.20                $8.79               $10.41
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.22                 0.16                 0.15                 0.16
  Net realized and unrealized gain/(loss)
    on investments                               1.08                 0.47                 2.44                (1.59)
  Net increase/(decrease) in net assets
    resulting from investment operations         1.30                 0.63                 2.59                (1.43)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.27)               (0.22)               (0.17)               (0.19)
  Distributions from net realized gains         (0.67)               (0.11)               (0.01)                 --
  Total distributions                           (0.94)               (0.33)               (0.18)               (0.19)
  Net asset value, end of year                  $11.86               $11.50               $11.20                $8.79
  TOTAL RETURN++                                11.75%                5.75%               29.60%              (13.77)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $219,302             $156,938             $111,325              $37,750
  Ratio of operating expenses to average
    net assets+++                                0.50%                0.50%                0.50%                0.50%
  Ratio of net investment income/(loss)
    to average net assets                        1.89%                1.45%                1.38%                1.72%
  Portfolio turnover rate                         46%                  17%                  24%                  26%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                    0.50%                0.50%                0.50%                0.50%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.35
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.27
  Net realized and unrealized gain/(loss)
    on investments                                0.19
  Net increase/(decrease) in net assets
    resulting from investment operations          0.46
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.29)
  Distributions from net realized gains          (0.11)
  Total distributions                            (0.40)
  Net asset value, end of year                   $10.41
  TOTAL RETURN++                                  4.52%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $11,343
  Ratio of operating expenses to average
    net assets+++                                 0.50%
  Ratio of net investment income/(loss)
    to average net assets                         2.77%
  Portfolio turnover rate                         117%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                     0.50%

++ Total return represents aggregate total return for the year indicated and does not reflect the deduction of any applicable sales charges.
+++ The Portfolio's expenses do not include the expenses of the Underlying
Funds.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.

COLUMBIA LIFEGOAL BALANCED
GROWTH PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.45               $11.16                $8.77               $10.39
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.13                 0.08                 0.07                 0.09
  Net realized and unrealized gain/(loss)
    on investments                               1.08                 0.46                 2.43                (1.57)
  Net increase/(decrease) in net assets
    resulting from investment operations         1.21                 0.54                 2.50                (1.48)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.18)               (0.14)               (0.10)               (0.14)
  Distributions from net realized gains         (0.67)               (0.11)               (0.01)                 --
  Total distributions                           (0.85)               (0.25)               (0.11)               (0.14)
  Net asset value, end of year                  $11.81               $11.45               $11.16                $8.77
  TOTAL RETURN++                                10.99%                4.94%               28.63%              (14.33)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $318,564             $271,691             $208,372              $87,911
  Ratio of operating expenses to average
    net assets+++                                1.25%                1.25%                1.25%                1.25%
  Ratio of net investment income/(loss)
    to average net assets                        1.14%                0.70%                0.63%                0.97%
  Portfolio turnover rate                         46%                  17%                  24%                  26%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                    1.25%                1.25%                1.25%                1.25%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.35
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.20
  Net realized and unrealized gain/(loss)
    on investments                                0.17
  Net increase/(decrease) in net assets
    resulting from investment operations          0.37
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.22)
  Distributions from net realized gains          (0.11)
  Total distributions                            (0.33)
  Net asset value, end of year                   $10.39
  TOTAL RETURN++                                  3.62%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $33,519
  Ratio of operating expenses to average
    net assets+++                                 1.25%
  Ratio of net investment income/(loss)
    to average net assets                         2.02%
  Portfolio turnover rate                         117%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                     1.25%

++ Total return represents aggregate total return for the year indicated and does not reflect the deduction of any applicable sales charges.
+++ The Portfolio's expenses do not include the expenses of the Underlying
Funds.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.

COLUMBIA LIFEGOAL BALANCED
GROWTH PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.56               $11.26                $8.85               $10.49
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.14                 0.08                 0.08                 0.09
  Net realized and unrealized gain/(loss)
    on investments                               1.07                 0.47                 2.45                (1.60)
  Net increase/(decrease) in net assets
    resulting from investment operations         1.21                 0.55                 2.53                (1.51)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.18)               (0.14)               (0.11)               (0.13)
  Distributions from net realized gains         (0.67)               (0.11)               (0.01)                 --
  Total distributions                           (0.85)               (0.25)               (0.12)               (0.13)
  Net asset value, end of year                  $11.92               $11.56               $11.26                $8.85
  TOTAL RETURN++                                10.88%                4.99%               28.67%              (14.41)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $98,160              $62,615              $39,204              $7,620
  Ratio of operating expenses to average
    net assets+++                                1.25%                1.25%                1.25%                1.25%
  Ratio of net investment income/(loss)
    to average net assets                        1.14%                0.70%                0.63%                0.97%
  Portfolio turnover rate                         46%                  17%                  24%                  26%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                    1.25%                1.25%                1.25%                1.25%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.44
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.20
  Net realized and unrealized gain/(loss)
    on investments                                0.18
  Net increase/(decrease) in net assets
    resulting from investment operations          0.38
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.22)
  Distributions from net realized gains          (0.11)
  Total distributions                            (0.33)
  Net asset value, end of year                   $10.49
  TOTAL RETURN++                                  3.66%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $3,655
  Ratio of operating expenses to average
    net assets+++                                 1.25%
  Ratio of net investment income/(loss)
    to average net assets                         2.02%
  Portfolio turnover rate                         117%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                     1.25%

++ Total return represents aggregate total return for the year indicated and does not reflect the deduction of any applicable sales charges.
+++ The Portfolio's expenses do not include the expenses of the Underlying
Funds.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.

COLUMBIA LIFEGOAL BALANCED
GROWTH PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                  PERIOD ENDED
  CLASS R SHARES                                                  03/31/06(A)
  Net asset value, beginning of period                               $11.59
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                                       0.03
  Net realized and unrealized gain/(loss)
    on investments                                                    0.28
  Net increase/(decrease) in net asset
    value from operations                                             0.31
  LESS DISTRIBUTIONS:
  Dividends from net investment income                               (0.04)
  Distributions from net realized gains                                --
  Total dividends and distributions                                  (0.04)
  Net asset value, end of period                                     $11.86
  TOTAL RETURN++                                                     2.68%*
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                                $10
  Ratio of operating expenses to average
    net assets(b)                                                   0.75%**
  Ratio of net investment income/(loss)
    to average net assets                                           1.13%**
  Portfolio turnover rate                                             46%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(b)                                       0.75%**

++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(a) The Portfolio's Class R shares commenced operations on January 23, 2006.
(b) The Portfolio's expenses do not include the expenses of the Underlying funds.
* Not annualized.
** Annualized.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.

COLUMBIA LIFEGOAL INCOME AND
GROWTH PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.04               $11.11                $9.67               $10.41
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.28                 0.23                 0.22                 0.24
  Net realized and unrealized gain/(loss)
    on investments                               0.54                 0.10                 1.50                (0.71)
  Net increase/(decrease) in net assets
    resulting from investment operations         0.82                 0.33                 1.72                (0.47)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.32)               (0.28)               (0.22)               (0.24)
  Distributions from net realized gains         (0.74)               (0.12)               (0.06)               (0.03)
  Total distributions                           (1.06)               (0.40)               (0.28)               (0.27)
  Net asset value, end of year                  $10.80               $11.04               $11.11                $9.67
  TOTAL RETURN++                                 7.91%                3.05%               17.93%               (4.49)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $48,112              $42,816              $33,141              $11,027
  Ratio of operating expenses to average
    net assets+++                                0.50%                0.50%                0.50%                0.50%
  Ratio of net investment income/(loss)
    to average net assets                        2.61%                2.03%                1.95%                2.47%
  Portfolio turnover rate                         30%                  34%                  14%                  34%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                    0.50%                0.50%                0.50%                0.50%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.43
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.36
  Net realized and unrealized gain/(loss)
    on investments                                0.01
  Net increase/(decrease) in net assets
    resulting from investment operations          0.37
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.34)
  Distributions from net realized gains          (0.05)
  Total distributions                            (0.39)
  Net asset value, end of year                   $10.41
  TOTAL RETURN++                                  3.56%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $4,241
  Ratio of operating expenses to average
    net assets+++                                 0.50%
  Ratio of net investment income/(loss)
    to average net assets                         3.56%
  Portfolio turnover rate                          37%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                     0.50%

++ Total return represents aggregate total return for the year indicated and does not reflect the deduction of any applicable sales charges.
+++ The Portfolio's expenses do not include the expenses of the Underlying
Funds.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.

COLUMBIA LIFEGOAL INCOME AND
GROWTH PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.01               $11.08                $9.66               $10.41
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.20                 0.14                 0.13                 0.17
  Net realized and unrealized gain/(loss)
    on investments                               0.54                 0.11                 1.50                (0.71)
  Net increase/(decrease) in net assets
    resulting from investment operations         0.74                 0.25                 1.63                (0.54)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.24)               (0.20)               (0.15)               (0.18)
  Distributions from net realized gains         (0.74)               (0.12)               (0.06)               (0.03)
  Total distributions                           (0.98)               (0.32)               (0.21)               (0.21)
  Net asset value, end of year                  $10.77               $11.01               $11.08                $9.66
  TOTAL RETURN++                                 7.12%                2.30%               16.94%               (5.20)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $82,098              $85,762              $80,486              $43,905
  Ratio of operating expenses to average
    net assets+++                                1.25%                1.25%                1.25%                1.25%
  Ratio of net investment income/(loss)
    to average net assets                        1.86%                1.28%                1.20%                1.72%
  Portfolio turnover rate                         30%                  34%                  14%                  34%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                    1.25%                1.25%                1.25%                1.25%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.44
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.29
  Net realized and unrealized gain/(loss)
    on investments                                 --
  Net increase/(decrease) in net assets
    resulting from investment operations          0.29
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.27)
  Distributions from net realized gains          (0.05)
  Total distributions                            (0.32)
  Net asset value, end of year                   $10.41
  TOTAL RETURN++                                  2.77%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $13,926
  Ratio of operating expenses to average
    net assets+++                                 1.25%
  Ratio of net investment income/(loss)
    to average net assets                         2.81%
  Portfolio turnover rate                          37%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                     1.25%

++ Total return represents aggregate total return for the year indicated and does not reflect the deduction of any applicable sales charges.
+++ The Portfolio's expenses do not include the expenses of the Underlying
Funds.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.

COLUMBIA LIFEGOAL INCOME AND
GROWTH PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.96               $11.03                $9.62               $10.37
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.20                 0.14                 0.13                 0.17
  Net realized and unrealized gain/(loss)
    on investments                               0.53                 0.11                 1.49                (0.71)
  Net increase/(decrease) in net assets
    resulting from investment operations         0.73                 0.25                 1.62                (0.54)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.24)               (0.20)               (0.15)               (0.18)
  Distributions from net realized gains         (0.74)               (0.12)               (0.06)               (0.03)
  Total distributions                           (0.98)               (0.32)               (0.21)               (0.21)
  Net asset value, end of year                  $10.71               $10.96               $11.03                $9.62
  TOTAL RETURN++                                 7.06%                2.32%               16.95%               (5.23)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $21,104              $17,708              $17,469              $5,066
  Ratio of operating expenses to average
    net assets+++                                1.25%                1.25%                1.25%                1.25%
  Ratio of net investment income/(loss)
    to average net assets                        1.86%                1.28%                1.20%                1.72%
  Portfolio turnover rate                         30%                  34%                  14%                  34%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                    1.25%                1.25%                1.25%                1.25%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.40
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.29
  Net realized and unrealized gain/(loss)
    on investments                                 --
  Net increase/(decrease) in net assets
    resulting from investment operations          0.29
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.27)
  Distributions from net realized gains          (0.05)
  Total distributions                            (0.32)
  Net asset value, end of year                   $10.37
  TOTAL RETURN++                                  2.77%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $1,829
  Ratio of operating expenses to average
    net assets+++                                 1.25%
  Ratio of net investment income/(loss)
    to average net assets                         2.81%
  Portfolio turnover rate                          37%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                     1.25%

++ Total return represents aggregate total return for the year indicated and does not reflect the deduction of any applicable sales charges.
+++ The Portfolio's expenses do not include the expenses of the Underlying
Funds.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.

COLUMBIA LIFEGOAL INCOME AND
GROWTH PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                PERIOD ENDED(A)
  CLASS R SHARES                                                    03/31/06
  Net asset value, beginning of period                               $10.69
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                                       0.05
  Net realized and unrealized gain/(loss)
    on investments                                                    0.12
  Net increase/(decrease) in net asset
    value from operations                                             0.17
  LESS DISTRIBUTIONS:
  Dividends from net investment income                               (0.06)
  Distributions from net realized gains                                --
  Total dividends and distributions                                  (0.06)
  Net asset value, end of period                                     $10.80
  TOTAL RETURN++                                                    1.62%**
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                                $10
  Ratio of operating expenses to average
    net assets(b)                                                    0.75%*
  Ratio of net investment income/(loss)
    to average net assets                                            2.61%*
  Portfolio turnover rate                                             30%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(b)                                        0.75%*

++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
* Annualized
** Not annualized
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The Portfolio's Class R shares commenced operations on January 23, 2006.
(b) The Portfolio's expenses do not include the expenses of the Underlying funds.

Hypothetical investment and expense information

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Portfolios, including investment advisory fees and other Portfolio costs, on the Portfolios' returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in each class of the Portfolios assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the Portfolios, which are the same as those stated in the Annual Portfolio Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables shown below reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charges, if any, which may be payable on redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

COLUMBIA LIFEGOAL GROWTH PORTFOLIO -- CLASS A SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              5.75%                            $10,000.00                             5%
              CUMULATIVE RETURN     ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE          AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO             EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%            1.38%               -2.34%               $9,766.19        $707.42
       2           10.25%            1.38%                1.20%              $10,119.72        $137.21
       3           15.76%            1.38%                4.86%              $10,486.05        $142.18
       4           21.55%            1.38%                8.66%              $10,865.65        $147.33
       5           27.63%            1.38%               12.59%              $11,258.99        $152.66
       6           34.01%            1.38%               16.67%              $11,666.56        $158.19
       7           40.71%            1.38%               20.89%              $12,088.89        $163.91
       8           47.75%            1.38%               25.27%              $12,526.51        $169.85
       9           55.13%            1.38%               29.80%              $12,979.97        $175.99
      10           62.89%            1.38%               34.50%              $13,449.84        $182.37
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $3,449.84
  TOTAL ANNUAL FEES & EXPENSES                                                               $2,137.10

COLUMBIA LIFEGOAL GROWTH PORTFOLIO -- CLASS B SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%
              CUMULATIVE RETURN     ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE          AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO             EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%            2.13%                2.87%              $10,287.00        $216.06
       2           10.25%            2.13%                5.82%              $10,582.24        $222.26
       3           15.76%            2.13%                8.86%              $10,885.95        $228.64
       4           21.55%            2.13%               11.98%              $11,198.37        $235.20
       5           27.63%            2.13%               15.20%              $11,519.77        $241.95
       6           34.01%            2.13%               18.50%              $11,850.38        $248.89
       7           40.71%            2.13%               21.90%              $12,190.49        $256.04
       8           47.75%            2.13%               25.40%              $12,540.36        $263.38
       9           55.13%            1.38%               29.94%              $12,994.32        $176.19
      10           62.89%            1.38%               34.65%              $13,464.71        $182.57
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $3,464.71
  TOTAL ANNUAL FEES & EXPENSES                                                               $2,271.16

COLUMBIA LIFEGOAL GROWTH PORTFOLIO -- CLASS C SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%
              CUMULATIVE RETURN     ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE          AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO             EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%            2.13%                2.87%              $10,287.00        $216.06
       2           10.25%            2.13%                5.82%              $10,582.24        $222.26
       3           15.76%            2.13%                8.86%              $10,885.95        $228.64
       4           21.55%            2.13%               11.98%              $11,198.37        $235.20
       5           27.63%            2.13%               15.20%              $11,519.77        $241.95
       6           34.01%            2.13%               18.50%              $11,850.38        $248.89
       7           40.71%            2.13%               21.90%              $12,190.49        $256.04
       8           47.75%            2.13%               25.40%              $12,540.36        $263.38
       9           55.13%            2.13%               29.00%              $12,900.27        $270.94
      10           62.89%            2.13%               32.71%              $13,270.50        $278.72
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $3,270.50
  TOTAL ANNUAL FEES & EXPENSES                                                               $2,462.07

COLUMBIA LIFEGOAL GROWTH PORTFOLIO -- CLASS R SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%
              CUMULATIVE RETURN     ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE          AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO             EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%            1.63%                3.37%              $10,337.00        $165.75
       2           10.25%            1.63%                6.85%              $10,685.36        $171.33
       3           15.76%            1.63%               10.45%              $11,045.45        $177.11
       4           21.55%            1.63%               14.18%              $11,417.69        $183.07
       5           27.63%            1.63%               18.02%              $11,802.46        $189.24
       6           34.01%            1.63%               22.00%              $12,200.20        $195.62
       7           40.71%            1.63%               26.11%              $12,611.35        $202.21
       8           47.75%            1.63%               30.36%              $13,036.35        $209.03
       9           55.13%            1.63%               34.76%              $13,475.68        $216.07
      10           62.89%            1.63%               39.30%              $13,929.81        $223.35
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $3,929.81
  TOTAL ANNUAL FEES & EXPENSES                                                               $1,932.80

COLUMBIA LIFEGOAL BALANCED GROWTH PORTFOLIO -- CLASS A SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              5.75%                            $10,000.00                             5%
              CUMULATIVE RETURN     ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE          AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO             EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%            1.25%               -2.22%               $9,778.44        $695.02
       2           10.25%            1.25%                1.45%              $10,145.13        $124.52
       3           15.76%            1.25%                5.26%              $10,525.57        $129.19
       4           21.55%            1.25%                9.20%              $10,920.28        $134.04
       5           27.63%            1.25%               13.30%              $11,329.79        $139.06
       6           34.01%            1.25%               17.55%              $11,754.66        $144.28
       7           40.71%            1.25%               21.95%              $12,195.46        $149.69
       8           47.75%            1.25%               26.53%              $12,652.79        $155.30
       9           55.13%            1.25%               31.27%              $13,127.27        $161.13
      10           62.89%            1.25%               36.20%              $13,619.54        $167.17
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $3,619.54
  TOTAL ANNUAL FEES & EXPENSES                                                               $1,999.40

COLUMBIA LIFEGOAL BALANCED GROWTH PORTFOLIO -- CLASS B SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%
              CUMULATIVE RETURN     ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE          AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO             EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%            2.00%                3.00%              $10,300.00        $203.00
       2           10.25%            2.00%                6.09%              $10,609.00        $209.09
       3           15.76%            2.00%                9.27%              $10,927.27        $215.36
       4           21.55%            2.00%               12.55%              $11,255.09        $221.82
       5           27.63%            2.00%               15.93%              $11,592.74        $228.48
       6           34.01%            2.00%               19.41%              $11,940.52        $235.33
       7           40.71%            2.00%               22.99%              $12,298.74        $242.39
       8           47.75%            2.00%               26.68%              $12,667.70        $249.66
       9           55.13%            1.25%               31.43%              $13,142.74        $161.32
      10           62.89%            1.25%               36.36%              $13,635.59        $167.36
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $3,635.59
  TOTAL ANNUAL FEES & EXPENSES                                                               $2,133.82

COLUMBIA LIFEGOAL BALANCED GROWTH PORTFOLIO -- CLASS C SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%
              CUMULATIVE RETURN     ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE          AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO             EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%            2.00%                3.00%              $10,300.00        $203.00
       2           10.25%            2.00%                6.09%              $10,609.00        $209.09
       3           15.76%            2.00%                9.27%              $10,927.27        $215.36
       4           21.55%            2.00%               12.55%              $11,255.09        $221.82
       5           27.63%            2.00%               15.93%              $11,592.74        $228.48
       6           34.01%            2.00%               19.41%              $11,940.52        $235.33
       7           40.71%            2.00%               22.99%              $12,298.74        $242.39
       8           47.75%            2.00%               26.68%              $12,667.70        $249.66
       9           55.13%            2.00%               30.48%              $13,047.73        $257.15
      10           62.89%            2.00%               34.39%              $13,439.16        $264.87
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $3,439.16
  TOTAL ANNUAL FEES & EXPENSES                                                               $2,327.17

COLUMBIA LIFEGOAL BALANCED GROWTH PORTFOLIO -- CLASS R SHARES

              MAXIMUM SALES CHARGE  INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
                     0.00%                        $10,000.00                              5%
               CUMULATIVE RETURN         ANNUAL         CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                 BEFORE FEES &           EXPENSE           AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR           EXPENSES              RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1              5.00%               1.50%                3.50%             $10,350.00        $152.63
       2             10.25%               1.50%                7.12%             $10,712.25        $157.97
       3             15.76%               1.50%               10.87%             $11,087.18        $163.50
       4             21.55%               1.50%               14.75%             $11,475.23        $169.22
       5             27.63%               1.50%               18.77%             $11,876.86        $175.14
       6             34.01%               1.50%               22.93%             $12,292.55        $181.27
       7             40.71%               1.50%               27.23%             $12,722.79        $187.62
       8             47.75%               1.50%               31.68%             $13,168.09        $194.18
       9             55.13%               1.50%               36.29%             $13,628.97        $200.98
      10             62.89%               1.50%               41.06%             $14,105.99        $208.01
  TOTAL GAIN AFTER FEES & EXPENSES                                                $4,105.99
    TOTAL ANNUAL FEES & EXPENSES                                                                 $1,790.50

COLUMBIA LIFEGOAL INCOME AND GROWTH PORTFOLIO -- CLASS A SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              5.75%                            $10,000.00                             5%
              CUMULATIVE RETURN     ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE          AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO             EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%            1.15%               -2.12%               $9,787.86        $685.47
       2           10.25%            1.15%                1.65%              $10,164.70        $114.73
       3           15.76%            1.15%                5.56%              $10,556.04        $119.14
       4           21.55%            1.15%                9.62%              $10,962.44        $123.73
       5           27.63%            1.15%               13.84%              $11,384.50        $128.49
       6           34.01%            1.15%               18.23%              $11,822.80        $133.44
       7           40.71%            1.15%               22.78%              $12,277.98        $138.58
       8           47.75%            1.15%               27.51%              $12,750.68        $143.91
       9           55.13%            1.15%               32.42%              $13,241.58        $149.46
      10           62.89%            1.15%               37.51%              $13,751.38        $155.21
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $3,751.38
  TOTAL ANNUAL FEES & EXPENSES                                                               $1,892.17

COLUMBIA LIFEGOAL INCOME AND GROWTH PORTFOLIO -- CLASS B SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%
              CUMULATIVE RETURN     ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE          AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO             EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%            1.90%                3.10%              $10,310.00        $192.95
       2           10.25%            1.90%                6.30%              $10,629.61        $198.93
       3           15.76%            1.90%                9.59%              $10,959.13        $205.09
       4           21.55%            1.90%               12.99%              $11,298.86        $211.45
       5           27.63%            1.90%               16.49%              $11,649.13        $218.01
       6           34.01%            1.90%               20.10%              $12,010.25        $224.76
       7           40.71%            1.90%               23.83%              $12,382.57        $231.73
       8           47.75%            1.90%               27.66%              $12,766.43        $238.92
       9           55.13%            1.15%               32.58%              $13,257.93        $149.64
      10           62.89%            1.15%               37.68%              $13,768.36        $155.40
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $3,768.36
  TOTAL ANNUAL FEES & EXPENSES                                                               $2,026.87

COLUMBIA LIFEGOAL INCOME AND GROWTH PORTFOLIO -- CLASS C SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%
              CUMULATIVE RETURN     ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE          AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO             EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%            1.90%                3.10%              $10,310.00        $192.95
       2           10.25%            1.90%                6.30%              $10,629.61        $198.93
       3           15.76%            1.90%                9.59%              $10,959.13        $205.09
       4           21.55%            1.90%               12.99%              $11,298.86        $211.45
       5           27.63%            1.90%               16.49%              $11,649.13        $218.01
       6           34.01%            1.90%               20.10%              $12,010.25        $224.76
       7           40.71%            1.90%               23.83%              $12,382.57        $231.73
       8           47.75%            1.90%               27.66%              $12,766.43        $238.92
       9           55.13%            1.90%               31.62%              $13,162.18        $246.32
      10           62.89%            1.90%               35.70%              $13,570.21        $253.96
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $3,570.21
  TOTAL ANNUAL FEES & EXPENSES                                                               $2,222.11

COLUMBIA LIFEGOAL INCOME AND GROWTH PORTFOLIO -- CLASS R SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%
              CUMULATIVE RETURN     ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE          AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO             EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%            1.40%                3.60%              $10,360.00        $142.52
       2           10.25%            1.40%                7.33%              $10,732.96        $147.65
       3           15.76%            1.40%               11.19%              $11,119.35        $152.97
       4           21.55%            1.40%               15.20%              $11,519.64        $158.47
       5           27.63%            1.40%               19.34%              $11,934.35        $164.18
       6           34.01%            1.40%               23.64%              $12,363.99        $170.09
       7           40.71%            1.40%               28.09%              $12,809.09        $176.21
       8           47.75%            1.40%               32.70%              $13,270.22        $182.56
       9           55.13%            1.40%               37.48%              $13,747.95        $189.13
      10           62.89%            1.40%               42.43%              $14,242.87        $195.94
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $4,242.87
  TOTAL ANNUAL FEES & EXPENSES                                                               $1,679.71

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO COLUMBIA FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------

Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of the Fund's assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 under the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

BOND -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).


CITIGROUP ALL BB&B-RATED HIGH YIELD MARKET INDEX -- an unmanaged index that measures the performance of below investment-grade debt securities rated "BB" or "B" by Standard & Poor's Corporation and issued by corporations domiciled in the U.S. or Canada. All bonds in the index are publicly placed, have fixed coupons and are non-convertible. It is unavailable for investment and does not reflect fees, brokerage commissions and other expenses of investing.

COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CROSSING NETWORKS -- an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB HIGH YIELD INDEX -- an unmanaged trader-priced portfolio constructed to mirror the investable universe of the dollar-denominated high yield debt market. Issues must be publicly registered in the U.S. or issued under Rule 144A with registration rights. The index includes below investment grade, cash pay, zero-coupon, stepped-rate and pay-in-kind bonds with at least one year remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DEPOSITARY RECEIPTS -- evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVERSIFIED -- A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

DURATION -- a measure used to estimate how much a Fund's net asset value will fluctuate in response to a change in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The securities issued by the FHLMC are guaranteed as to timely payment of interest and the ultimate collection of principal only by the FHLMC and are not insured or guaranteed by the U.S. government.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. FNMA is a congressionally chartered company, although neither its common stock nor the securities it issues are insured or guaranteed by the U.S. government. The securities issued by FNMA are guaranteed as to timely payment of both principal and interest only by FNMA.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from two, or in some circumstances one, nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

FORWARD FOREIGN CURRENCY CONTRACTS -- a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUNDAMENTAL ANALYSIS -- a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- a government-owned corporation that is considered an agency of the U.S. government. It guarantees, with the full faith and credit of the U.S. government, full and timely payment of all principal and interest on its mortgage-backed securities.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

HIGH YIELD DEBT SECURITY -- a debt security (also known as a "junk" bond) that, at the time of purchase, is either rated by an NRSRO to be below investment-grade (e.g., rated "BB" or lower by S&P) or is unrated but believed by a Fund's portfolio manager(s) or portfolio management team to be of comparable quality.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

LEHMAN BROTHERS U.S. AGGREGATE INDEX -- an unmanaged index made up of U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities and asset-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. AGGREGATE 1-3 YEARS INDEX -- an unmanaged index that measures yield, price and total return for government, Treasury, agency, corporate, mortgage and Yankee bonds with 1-3 years in average life. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. HIGH YIELD INDEX -- an unmanaged index that measures yield, price and total return for corporate and non-corporate fixed rate, non-investment grade debt. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MERRILL LYNCH ALL CONVERTIBLES ALL QUALITIES INDEX -- an unmanaged index that measures the performance of all U.S. dollar-denominated convertible securities of issuers not currently in bankruptcy. Securities in the index have total market values greater than $50 million at issuance. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MERRILL LYNCH 1-3 YEAR MUNICIPAL INDEX -- an unmanaged index that tracks the performance of investment grade U.S. tax exempt bonds with remaining terms to final maturities of at least one year and less than three years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MERRILL LYNCH 1-3 YEAR TREASURY INDEX -- an unmanaged index of short-term U.S. Treasury bonds with maturities of one to three years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MONEY MARKET INSTRUMENT -- a high quality, short-term debt security that pays interest based on a fixed, variable or floating rate and is considered to mature in 13 months or less. Money market instruments include, but are not limited to, U.S. Treasury obligations, U.S. government obligations, certificates of deposit and time deposits, bankers' acceptances, commercial paper, corporate bonds, extendible commercial notes, asset backed securities, funding agreements, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MORTGAGE DOLLAR ROLLS -- transactions in which a Fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase those or similar securities at a mutually agreed-upon future date and lower price. The difference between the sale price and the repurchase price is known as the "drop."

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

OVER-THE-COUNTER MARKET -- a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

PRE-REFUNDED BOND -- a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

PRICE-TO-EARNINGS RATIO (P/E RATIO) -- the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

PRIVATE PLACEMENT -- a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

QUANTITATIVE ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

REAL ESTATE INVESTMENT TRUST (REIT) -- a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests. A REIT is a tax-advantaged entity with a special election under the Internal Revenue Code whose assets are composed primarily of such investments.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

RIGHT -- a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

S&P 500(1) INDEX -- an unmanaged index of 500 widely held common stocks. The S&P 500 covers 80% of the U.S. market and encompasses more than 100 different industry groups. It is not available for investment and does not reflect fees, brokerage commissions to other expenses of investing.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SENIOR SECURITY -- a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SHORT-SELLING -- the practice of borrowing a security (or commodity futures contract) from a broker and selling it, with the understanding that it must later be repurchased and returned to the broker. Short-selling (or "selling short") is a technique used by investors who try to profit from the falling price of a stock.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

ZERO-COUPON BOND -- a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

(1)"Standard & Poor's", "S&P", "S&P 500", "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser. The Portfolios are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolios.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

COLUMBIA MANAGEMENT.


Where to find more information

You'll find more information about Columbia LifeGoal Portfolios in the following documents:

Annual and semi-annual reports

The annual and semi-annual reports contain information about Portfolio investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Portfolio's performance during the period covered.

Statement of Additional Information

The SAI contains additional information about the Portfolios and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

You can obtain a free copy of these documents, request other information about the Portfolios and make shareholder inquiries by contacting Columbia Funds:

By telephone:
1.800.345.6611

By mail:
COLUMBIA FUNDS
C/O COLUMBIA FUNDS SERVICES
P.O. BOX 8081
BOSTON, MA 02266-8081

On the Internet:
WWW.COLUMBIAFUNDS.COM

Information about the Portfolios can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Portfolios are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


SEC file number: 811-09645
Columbia Funds Series Trust

INT-36/111180-0606

COLUMBIA MANAGEMENT.




__________________________________________

     Columbia LifeGoal(R) Income
     Portfolio

     Prospectus - Class A, B and C Shares

     August 1, 2006
__________________________________________









     THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED
     OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

     ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




_______________________________________

 NOT FDIC-INSURED     NOT BANK ISSUED
_______________________________________

     NO BANK          MAY LOSE VALUE
    GUARANTEE
_______________________________________

AN OVERVIEW OF THE PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE COLUMBIA FUNDS FAMILY (COLUMBIA FUNDS OR COLUMBIA FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 52.

YOUR INVESTMENT IN THE PORTFOLIO IS NOT A BANK DEPOSIT OR OTHER OBLIGATION OF, OR ISSUED OR ENDORSED OR GUARANTEED BY, BANK OF AMERICA, N.A. (BANK OF AMERICA) OR ANY OF ITS AFFILIATES. YOUR INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION
(FDIC) OR ANY OTHER GOVERNMENT AGENCY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE PORTFOLIO AND MAY BE COMPENSATED OR INCENTED IN CONNECTION WITH THE SALE OF THE PORTFOLIO.

YOUR INVESTMENT IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL INVESTED. YOUR INVESTMENT MAY LOSE MONEY.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about Columbia LifeGoal Income Portfolio. Please read it carefully because it contains information that's designed to help you make informed investment decisions.

The Portfolio invests in a mix of Money Market Funds, Government & Corporate Bond Funds, Stock Funds, Fixed Income Sector Portfolios and other individual securities like money market instruments, bonds and equities using an asset allocation approach.

ABOUT ASSET ALLOCATION

Asset allocation is the process of creating a diversified portfolio by investing in different asset classes -- for example, money market instruments, fixed income securities and equity securities -- in varying proportions.

The mix of asset classes and how much is invested in each may be the most important factor in how the Portfolio performs and the amount of risk involved. Each asset class, and market segments within a class, like high yield and investment grade bonds, have different return and risk characteristics, and react in different ways to changes in the economy. An investment approach that combines asset classes and market segments may help to reduce overall Portfolio volatility.

ABOUT THE PORTFOLIO

The Portfolio has its own asset allocation strategy, which gives it distinctive risk/return characteristics. The performance of the Portfolio depends on many factors, including its allocation strategy and the performance of the Underlying Funds and other securities it invests in. In general, the more the Portfolio allocates to Stock Funds and equity securities, the greater the potential return and the greater the risk of a decline in share price. The more the Portfolio allocates to Government & Corporate Bond Funds, fixed income securities, Money Market Funds and money market instruments, generally the greater the potential for price stability and the lower the potential return. There's always a risk, however, that you'll lose money or that you may not earn as much as you expect.

The Portfolio focuses on current income. It normally allocates a majority of its assets to Underlying Funds which invest in fixed income securities, but may also allocate some assets to Underlying Funds that invest in equities, money market instruments and individual securities.

IS LIFEGOAL RIGHT FOR YOU?

When you're choosing a mutual fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

Columbia LifeGoal Income Portfolio may be suitable for you if:

  - you have longer-term investment goals

  - it is part of a balanced portfolio

  - you're looking for a regular stream of income

It may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with equity and fixed income securities

  - you have short-term investment goals

You'll find a discussion of the Portfolio's investment objective, principal investment strategies and risks in the Portfolio description that starts on page 5.

FOR MORE INFORMATION

If you have any questions about the Portfolio, please call us at 1.800.345.6611 or contact your investment professional.

You'll find more information about the Portfolio in the Statement of Additional Information (SAI). The SAI includes more detailed information about the Portfolio's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

AT BOARD MEETINGS SCHEDULED FOR MID-AUGUST 2006, THE BOARD OF TRUSTEES OF COLUMBIA FUNDS SERIES TRUST WILL BE ASKED TO TAKE VARIOUS ACTIONS TO ENABLE ONE OF THE PORTFOLIO'S UNDERLYING FUNDS, COLUMBIA SMALL CAP VALUE FUND II, TO OPERATE AS A STAND-ALONE FUND. THIS PROSPECTUS DESCRIBES THIS FUND AS A FEEDER FUND THAT INVESTS ALL OF ITS ASSETS IN A CORRESPONDING MASTER PORTFOLIO THAT, IN TURN, INVESTS IN INDIVIDUAL PORTFOLIO SECURITIES. IF THE BOARD DECIDES TO TAKE THESE ACTIONS, THE FUND WILL INVEST DIRECTLY IN INDIVIDUAL PORTFOLIO SECURITIES RATHER THAN IN A CORRESPONDING MASTER PORTFOLIO.

SPECIFICALLY, THE BOARD WILL BE ASKED TO ADOPT/APPROVE AN ADVISORY AGREEMENT WITH THE ADVISER FOR THIS FUND ON THE SAME TERMS AS THOSE FOR THE MASTER PORTFOLIO, AS WELL AS A SINGLE INTEGRATED ADMINISTRATION AGREEMENT COMBINING THE FUND-LEVEL ADMINISTRATIVE DUTIES AND FEES WITH THOSE AT THE CORRESPONDING MASTER PORTFOLIO-LEVEL. THESE ACTIONS WILL NOT RESULT IN ANY CHANGE IN TOTAL FEES OR THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES AS THEY ARE DESCRIBED IN THIS PROSPECTUS. NOR WILL THEY RESULT IN A CHANGE IN THE PRINCIPAL RISKS OF INVESTING IN THE FUND, EXCEPT THAT THE RISKS OF INVESTING IN A MASTER-FEEDER STRUCTURE, DISCLOSED IN THE FUND'S PROSPECTUS, WILL NO LONGER APPLY. THERE WILL BE NO TRANSACTION OR OTHER COSTS CHARGED TO FUND SHAREHOLDERS AND NO FEDERAL INCOME TAX CONSEQUENCES AS A RESULT OF THE ACTIONS.

SHAREHOLDER APPROVAL IS NOT REQUIRED TO IMPLEMENT THESE ACTIONS AND, ACCORDINGLY, WILL NOT BE REQUESTED. THIS PROSPECTUS WILL BE SUPPLEMENTED BY THE END OF AUGUST IF THE ACTIONS ARE NOT APPROVED BY THE BOARD OR ARE NOT IMPLEMENTED AS DESCRIBED.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Portfolio
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

COLUMBIA MANAGEMENT ADVISORS, LLC (THE ADVISER) IS THE INVESTMENT ADVISER TO THE PORTFOLIO. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT THE ADVISER STARTING ON PAGE 18.

--------------------------------------------------------------------------------


COLUMBIA LIFEGOAL INCOME PORTFOLIO                               5
------------------------------------------------------------------
ABOUT THE UNDERLYING FUNDS                                      12
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     16
------------------------------------------------------------------
HOW THE PORTFOLIO IS MANAGED                                    18

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Choosing a share class                                        20
     About Class A shares                                       21
        Front-end sales charge                                  21
        Contingent deferred sales charge                        22
     About Class B shares                                       23
        Contingent deferred sales charge                        23
     About Class C shares                                       24
        Contingent deferred sales charge                        24
     When you might not have to pay a sales charge              24
  Buying, selling and exchanging shares                         30
     How orders are processed                                   34
  How selling and servicing agents are paid                     40
  Distributions and taxes                                       43
  Legal matters                                                 45
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            46
------------------------------------------------------------------
HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION                 49
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   52
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

COLUMBIA LIFEGOAL INCOME PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS PORTFOLIO'S ADVISER. VIKRAM KURIYAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 18.

ABOUT THE UNDERLYING FUNDS

YOU'LL FIND MORE INFORMATION ABOUT THE UNDERLYING FUNDS IN WHICH THE PORTFOLIO INVESTS, INCLUDING THEIR OBJECTIVES AND STRATEGIES, IN ABOUT THE UNDERLYING FUNDS AND IN THE SAI.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks current income through investments primarily in fixed income and income-oriented equity securities consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  INVESTMENT STRATEGIES
                   The Portfolio normally invests a majority of its assets in Class Z shares of
                   Government & Corporate Bond Funds, but may also invest in Stock and Money Market
                   Funds, Fixed Income Sector Portfolios advised by the Adviser and individual securities.

The portfolio manager uses asset allocation as a primary investment approach and:

  - allocates assets among Underlying Fund and individual security categories, within the target allocations set for the Portfolio. The portfolio manager bases allocations on the Portfolio's investment objective, historical returns for each asset class and on the outlook for the economy

  - chooses Underlying Funds and individual securities within each category and the amount that will be allocated to each, looking at each Underlying Fund's (or individual security's) historical returns, as well as the expected performance of the mix of Underlying Funds (or individual securities)

  - reviews the allocations to Underlying Funds and individual securities on an ongoing basis, and may change these allocations when it believes it's appropriate to do so

The actual amount invested in each Underlying Fund (or individual security) or category of Underlying Funds (or category of individual securities) may vary from the allocations set by the portfolio manager, depending on how the Underlying Funds or individual securities perform, and for other reasons. The portfolio manager may use various strategies to try to manage how much the actual amount varies, and for how long. For example:

  - if there are more assets in an Underlying Fund or individual security category than in the target allocation, the portfolio manager may allocate money coming into the Portfolio to the other Underlying Fund or individual security categories

  - if there are fewer assets in an Underlying Fund or individual security category than in the target allocation, the portfolio manager may allocate money coming into the Portfolio to that Underlying Fund or security category

The Portfolio normally sells securities or a proportionate amount of the shares it owns in each Underlying Fund to meet its redemption requests.

In addition to the individual securities identified on the next page, the Portfolio may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Portfolio may invest in futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. The Portfolio may invest in private placements to seek to enhance its yield. The Portfolio may gain additional exposure to these types of instruments through the Underlying Funds in which it may invest.

The Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

  COLUMBIA LIFEGOAL INCOME PORTFOLIO
  CAN INVEST IN THE FOLLOWING UNDERLYING                  TARGET ALLOCATION FOR EACH
  FUNDS OR INDIVIDUAL SECURITIES                                  CATEGORY:



  GOVERNMENT & CORPORATE BOND FUNDS                                 0-100%
    COLUMBIA SHORT TERM BOND FUND
    COLUMBIA INTERMEDIATE CORE BOND FUND
    COLUMBIA TOTAL RETURN BOND FUND
    CORPORATE BOND PORTFOLIO
    MORTGAGE- & ASSET-BACKED PORTFOLIO



  HIGH YIELD BOND FUND                                               0-35%
    COLUMBIA HIGH INCOME FUND



  MONEY MARKET FUND                                                  0-35%
    COLUMBIA CASH RESERVES



  CONVERTIBLE SECURITIES FUND                                        0-20%
    COLUMBIA CONVERTIBLE SECURITIES FUND



  STOCK FUNDS                                                        0-20%
    COLUMBIA LARGE CAP VALUE FUND
    COLUMBIA MID CAP VALUE FUND
    COLUMBIA SMALL CAP VALUE FUND II



  INDIVIDUAL SECURITIES*                                            0-100%

*INDIVIDUAL SECURITIES INCLUDE, WITHOUT LIMITATION, THE FOLLOWING CATEGORIES:
 MONEY MARKET INSTRUMENTS, INVESTMENT GRADE BONDS AND NOTES, MORTGAGE-BACKED AND ASSET-BACKED SECURITIES, HIGH YIELD DEBT SECURITIES, INTERNATIONAL BONDS, INCOME-ORIENTED EQUITIES, CONVERTIBLE SECURITIES AND REAL ESTATE INVESTMENT TRUSTS (OR REITS).

The portfolio manager will invest a minimum of 50% of the Portfolio's investable assets in investment grade fixed income securities (either through an Underlying Fund or through individual securities). The portfolio manager will invest no more than 30% of the Portfolio's investable assets in a combination of income-oriented equity securities and REITs, but will not invest more than 20% of the Portfolio's investable assets in REITs. The portfolio manager may substitute or add other Funds to this list at any time, including Funds introduced after the date of this prospectus.

--------------------------------------------------------------------------------

YOU'LL FIND DETAILED INFORMATION ABOUT EACH UNDERLYING FUND'S INVESTMENT STRATEGIES AND RISKS IN ITS PROSPECTUS, AND IN ITS SAI. PLEASE CALL US AT
1.800.345.6611 FOR A COPY.




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THE PORTFOLIO IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia LifeGoal Income Portfolio has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The portfolio manager uses an asset allocation strategy to try to achieve current income. There is a risk that the mix of investments will not produce the returns the portfolio manager expects, or that the Portfolio will fall in value. There is also the risk that the Underlying Funds or individual securities the Portfolio invests in will not produce the returns the team expects, or will fall in value.

      - INTEREST RATE RISK -- The Portfolio may allocate assets to fixed income securities or to Underlying Funds that may invest in fixed income securities. The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer maturities tend to fall more in value when interest rates rise than fixed income securities with shorter maturities.

      - CREDIT RISK -- The Portfolio may allocate assets to fixed income securities or to Underlying Funds that may invest in fixed income securities, which could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but generally is not a factor for U.S. government obligations. The Portfolio may allocate assets to non-investment grade securities or to Underlying Funds that typically invest in securities that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The Portfolio may allocate assets to derivatives or to Underlying Funds that use derivative instruments. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Portfolio's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Portfolio. The success of the portfolio manager's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CONVERTIBLE SECURITIES RISK -- The Portfolio may allocate assets to convertible securities or to Underlying Funds that invest in convertible securities. The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the Underlying Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the Underlying Fund's ability to meet its objective.

      - REBALANCING POLICY -- The actual amount in each Underlying Fund (or security) or category of Underlying Funds (or category of security) may vary from the target allocations set by the portfolio manager. This could continue for some time.

      - STOCK MARKET RISK -- The Portfolio may allocate assets to income-oriented equities or to Underlying Funds that invest in income-oriented equities. The value of the income-oriented equities the Portfolio invests in directly and the stocks an Underlying Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FOREIGN INVESTMENT RISK -- The Portfolio may allocate assets to foreign securities or to Underlying Funds that invest in foreign securities. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments. Underlying Funds that invest in securities of companies in emerging markets have high growth potential, but can be more volatile than securities in more developed markets.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A
                   PORTFOLIO'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT
                   WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Portfolio's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2004     2005
               ----     ----
               4.59%    1.36%



              *Year-to-date return as of June 30, 2006: 1.15%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2004:           2.22%
         WORST: 2ND QUARTER 2004:         -1.04%

--------------------------------------------------------------------------------

THE PORTFOLIO'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Portfolio's Class A shares' average annual total returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Portfolio shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total returns before taxes for Class B shares and Class C shares of the Portfolio, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Portfolio. The table also shows the returns for each period for the Lehman Brothers U.S. Aggregate 1-3 Years Index, an unmanaged index which measures yield, price and total return for government, Treasury, agency, corporate, mortgage and Yankee bonds with 1-3 years in average life, and the Blended 80% Lehman Brothers U.S. Aggregate 1-3 Years Index/20% Lehman Brothers U.S. High Yield Index. The Lehman Brothers U.S. High Yield Index is an unmanaged index which measures yield, price and total return for corporate and non-corporate fixed rate, non-investment grade debt. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                         LIFE OF
                                                              1 YEAR    PORTFOLIO*
         CLASS A SHARES RETURNS BEFORE TAXES                   -1.90%     2.68%



         CLASS A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS   -3.19%     1.24%



         CLASS A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS
           AND SALE OF PORTFOLIO SHARES                        -1.20%     1.46%



         CLASS B SHARES RETURNS BEFORE TAXES                   -2.33%     2.54%



         CLASS C SHARES RETURNS BEFORE TAXES                   -0.38%     3.33%



         LEHMAN BROTHERS U.S. AGGREGATE 1-3 YEARS INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES OR
           TAXES)                                               1.82%     1.99%



         BLENDED 80% LEHMAN BROTHERS U.S. AGGREGATE 1-3
           YEARS INDEX/20% LEHMAN BROTHERS U.S. HIGH YIELD
           INDEX (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES
           OR TAXES)                                            2.02%     3.51%

      *THE INCEPTION DATES OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       ARE SEPTEMBER 4, 2003, SEPTEMBER 4, 2003 AND SEPTEMBER 5, 2003, RESPECTIVELY. THE RETURNS FOR THE INDICES SHOWN ARE FROM AUGUST 31, 2003.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM THE PORTFOLIO'S ASSETS AND FROM THE ASSETS OF THE UNDERLYING FUNDS THE PORTFOLIO INVESTS IN.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE PORTFOLIO AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF PORTFOLIO DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE PORTFOLIO'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE PORTFOLIO MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE PORTFOLIO
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Additional hypothetical fee and expense information relating to Class A, B and C shares can be found in the section HYPOTHETICAL
                   INVESTMENT AND EXPENSE INFORMATION.

         SHAREHOLDER FEES                               Class A   Class B   Class C
         (Fees paid directly from your investment)      Shares    Shares    Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price              3.25%     N/A       N/A



         Maximum deferred sales charge (load) as a %
         of the lower of the original purchase price
         or net asset value                             1.00%(1)  3.00%(2)  1.00%(3)



         ANNUAL PORTFOLIO OPERATING EXPENSES(4)
         (Expenses that are deducted from the Portfolio's assets)



         Management fees(5,6)                             0.31%     0.31%     0.31%



         Distribution (12b-1) and shareholder
         servicing fees                                   0.25%     1.00%     1.00%



         Other expenses(7)                                0.50%     0.50%     0.50%
                                                           ----      ----      ----



         Total annual Portfolio operating expenses(8)     1.06%     1.81%     1.81%



         Fee waivers and/or reimbursements(9)           (0.39)%   (0.39)%   (0.39)%
                                                          -----     -----     -----



         Total net expenses(10)                           0.67%     1.42%     1.42%
                                                           ====      ====      ====






         Expense ratio of Underlying Funds                0.48%     0.48%     0.48%



         Net expense ratio including expenses of
         Underlying Funds(11)                             1.15%     1.90%     1.90%



         Gross expense ratio including expenses of
         Underlying Funds                                 1.54%     2.29%     2.29%




       (1)This charge applies to investors who buy $1 million or more of Class A shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

       (2)This charge decreases over time. Please see CHOOSING A SHARE
          CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

       (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
          CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

       (4)The figures contained in the table are based on amounts incurred during the Portfolio's most recent fiscal year.

       (5)Actual management fees will be charged to the Portfolio based on a weighted average of the underlying assets of the Portfolio. No management fee will be charged to the Portfolio on assets invested in Class Z shares of Columbia Funds Government & Corporate Bond, Stock and Money Market Funds. Management fees on assets invested in individual securities and the Corporate Bond and the Mortgage- and Asset-Backed Securities Portfolios of the Fixed Income Sector Portfolios will be charged at rates of 0.50%, less a 0.10% waiver.

       (6)The Portfolio pays an investment advisory fee of 0.08% and an administration fee of 0.23%.

       (7)Other expenses have been restated to reflect contractual changes to the fees paid by the Portfolio for transfer agency services effective April 1, 2006.

       (8)The total annual Portfolio operating expenses are based on an asset allocation of 85% to Underlying Funds and 15% to Fixed Income Sector Portfolios, which is the allocation expected as of the date of this prospectus. This allocation, however, will change over time. Depending upon the allocation, the lowest and highest total annual operating expense ratio for the Portfolio's Class A shares could be 0.98% and 1.48%, respectively, and could be 1.78% and 2.28%, respectively, for each of the Portfolio's Class B and Class C shares.

       (9)The Portfolio's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after July 31, 2007.

      (10)The Portfolio's investment adviser has contractually agreed to bear a portion of the Fund's expenses so that the ordinary operating expenses (excluding any distribution and service fees, interest, and fees on borrowings and expenses associated with the Fund's investment in other investment companies) do not exceed 0.42% annually through July 31, 2007.

      (11)Includes the fees and expenses incurred by the Portfolio directly and indirectly from the Underlying Funds in which the Portfolio invests. The ratios shown above are based on the target allocation. Based on this allocation, the Portfolio's estimated indirect annual expenses would have been 0.48%. Such expense ratios ranged from 0.20% to 0.84%. The indirect expense ratio of the Portfolio may be higher or lower depending on the portion of the Portfolio's assets allocated to each Underlying Fund from time to time. The Portfolio will not incur these indirect expenses on the portion of its assets invested in individual securities.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

        - Class B shares convert to Class A shares after you've owned them for eight years

        - you reinvest all distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

        - the Portfolio's indirect expenses remain at the amount shown above

        - the waivers and/or reimbursements shown above expire on July 31, 2007 and are not reflected in the 3, 5 and 10 year examples.

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $438     $759     $1,101     $2,068



         CLASS B SHARES                          $493     $878     $1,190     $2,407



         CLASS C SHARES                          $293     $678     $1,190     $2,595

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $193     $678     $1,190     $2,407



         CLASS C SHARES                          $193     $678     $1,190     $2,595

About the Underlying Funds

The table starting on the next page is a brief overview of the objectives and principal investments of the Underlying Funds in which Columbia LifeGoal Income Portfolio may invest. The Portfolio may invest in a different mix of Underlying Funds. You'll find the mix of Underlying Funds and target allocations for the Portfolio starting on page 5.

The portfolio manager can substitute or add other Underlying Funds to this table at any time, including Funds introduced after the date of this prospectus.

FOR MORE INFORMATION

You'll find more detailed information about each Underlying Fund's investment strategies and risks in its prospectus and in its SAI. Please call us at
1.800.345.6611 for copies.

                                      The Underlying Fund's/Portfolio's investment objective:
                                      -------------------------------------------------------
GOVERNMENT & CORPORATE BOND FUNDS
Columbia Short Term Bond Fund         - high current income consistent with minimal
                                        fluctuations of principal

Columbia Intermediate Core Bond       - obtain interest income and capital appreciation
  Fund

Columbia Total Return Bond Fund       - total return by investing in investment grade fixed
                                        income securities


                                      The Underlying Fund/Portfolio invests:
                                    ------------------------------------------
GOVERNMENT & CORPORATE BOND FUNDS
Columbia Short Term Bond Fund       - at least 80% of its assets in bonds. The
                                      Fund's portfolio management team may
                                      choose unrated securities if it believes
                                      they are of comparable quality to
                                      investment grade securities at the time
                                      of investment
                                    - in corporate debt securities, including
                                      bonds, notes and debentures,
                                      mortgage-related securities issued by
                                      governments, asset-backed securities or
                                      U.S. government obligations
                                    The Fund may participate in mortgage
                                    dollar rolls up to the amount of allowable
                                    investments in mortgage-backed securities
                                    and limited to the Fund's current position
                                    in mortgage-backed securities. The Fund
                                    may roll all, a portion, or none of its
                                    current position in mortgage-backed
                                    securities

Columbia Intermediate Core Bond     in Columbia Intermediate Core Bond Fund
  Fund                              Master Portfolio, which invests:
                                    - at least 80% of its assets in bonds. The
                                      Master Portfolio normally invests at
                                      least 65% of its assets in intermediate
                                      and longer-term fixed income securities
                                      that are rated investment grade. The
                                      Master Portfolio can invest up to 35% of
                                      its assets in mortgage-backed
                                      securities, including collateralized
                                      mortgage obligations (CMOs), that are
                                      backed by the U.S. government, its
                                      agencies or instrumentalities, or
                                      corporations
                                    - up to 10% of its assets in high yield
                                      debt securities and up to 20% of its
                                      assets in asset-backed securities
                                    The Master Portfolio may participate in
                                    mortgage dollar rolls up to the amount of
                                    allowable investments in mortgage-backed
                                    securities and limited to the Master
                                    Portfolio's current position in
                                    mortgage-backed securities. The Master
                                    Portfolio may roll all, a portion or none
                                    of its current position in mortgage-backed
                                    securities

Columbia Total Return Bond Fund     - at least 80% of its assets in bonds
                                    - at least 65% of its assets in investment
                                      grade fixed income securities. The Fund's
                                      portfolio managers may choose unrated
                                      securities if they believe they are of
                                      comparable quality to investment grade
                                      securities at the time of investment
                                    - in corporate debt securities, including
                                      bonds, notes and debentures, U.S.
                                      government obligations, foreign debt
                                      securities denominated in U.S. dollars,
                                      mortgage-related securities,
                                      asset-backed securities or municipal
                                      securities
                                    The Fund may participate in mortgage
                                    dollar rolls up to the amount of allowable
                                    investments in mortgage-backed securities
                                    and limited to the Fund's current position
                                    in mortgage-backed securities. The Fund
                                    may roll all, a portion, or none of its
                                    current position in mortgage-backed
                                    securities


                                      The Underlying Fund's/Portfolio's investment objective:
                                      -------------------------------------------------------

Corporate Bond Portfolio              - maximize total return consistent with investing at
                                        least 80% of its assets in a diversified portfolio of
                                        corporate bonds

Mortgage- & Asset-Backed Portfolio    - maximize total return consistent with investing at
                                        least 80% of its assets in a diversified portfolio of
                                        mortgage- and other asset-backed securities

HIGH YIELD BOND FUND
Columbia High Income Fund             - maximum income by investing in a diversified
                                        portfolio of high yield debt securities


                                      The Underlying Fund/Portfolio invests:
                                    ------------------------------------------

Corporate Bond Portfolio            - at least 80% of its assets in corporate
                                      debt securities (rated BBB or better)
                                      including foreign debt securities
                                      denominated in U.S. dollars and
                                      asset-backed securities. Normally, the
                                      Portfolio's average dollar-weighted
                                      maturity will be between five and
                                      fifteen years and its duration will be
                                      between four and seven years

Mortgage- & Asset-Backed Portfolio  - at least 80% of its assets in mortgage-related securities or other
                                      asset-backed securities.
                                      Mortgage-related securities may include
                                      U.S. government obligations, or
                                      securities that are issued or guaranteed by private issuers, including collateralized mortgage obligations, commercial mortgage-backed securities, and mortgage-backed securities that are traded on a to-be-announced basis.
                                      Asset-backed securities may include
                                      bonds backed by automobile or credit
                                      card receivables, equipment leases, home equity loans, manufactured housing loans, stranded utility costs, collateralized debt obligations, and other types of consumer loan or lease receivables. All investments in mortgage-backed and other asset-backed securities will normally be rated investment grade by one or more nationally recognized statistical rating agencies. The portfolio manager may choose unrated securities it believes are of comparable quality at the time of investment. Normally, the Portfolio's average dollar-weighted maturity will be between two and eight years and its duration will be between one and five years

HIGH YIELD BOND FUND
Columbia High Income Fund           in Columbia High Income Master Portfolio,
                                    which invests:
                                    - at least 80% of its assets in domestic
                                      and foreign corporate high yield debt
                                      securities which are not rated
                                      investment grade but generally will be
                                      rated "BB" or "B" by Standard & Poor's
                                      Corporation
                                    - primarily in U.S. government
                                      obligations, zero-coupon bonds, as well as
                                      domestic corporate high yield debt
                                      securities and U.S. dollar-denominated
                                      foreign corporate high yield debt
                                      securities, both of which include
                                      private placements
                                    - up to 20% of its assets in equity
                                      securities which may include convertible
                                      securities


                                      The Underlying Fund's/Portfolio's investment objective:
                                      -------------------------------------------------------

MONEY MARKET FUND
Columbia Cash Reserves                - preservation of principal value and maintenance of a
                                        high degree of liquidity while providing current
                                        income

CONVERTIBLE SECURITIES FUND
Columbia Convertible Securities       - total investment return, comprised of current income
  Fund                                  and capital appreciation, consistent with prudent
                                        investment risk

STOCK FUNDS
Columbia Large Cap Value Fund         - growth of capital by investing in companies that are
                                        believed to be undervalued

Columbia Mid Cap Value Fund           - long-term growth of capital with income as a
                                        secondary consideration

Columbia Small Cap Value Fund II      - long-term growth of capital by investing in companies
                                        believed to be undervalued


                                      The Underlying Fund/Portfolio invests:
                                    ------------------------------------------

MONEY MARKET FUND
Columbia Cash Reserves              - bank obligations, including certificates
                                      of deposit and time deposits issued by
                                      domestic or foreign banks or their
                                      subsidiaries or branches; commercial
                                      paper; corporate bonds; extendible
                                      commercial notes; asset-backed
                                      securities; funding agreements;
                                      municipal securities; repurchase
                                      agreements; and other high quality
                                      short-term obligations

CONVERTIBLE SECURITIES FUND
Columbia Convertible Securities     - at least 80% of its assets in
  Fund                                convertible securities. Most convertible
                                      securities are issued by U.S. issuers.
                                      The Fund's portfolio management team
                                      generally chooses convertible securities
                                      that are rated at least "B" by a
                                      nationally recognized statistical rating
                                      organization (NRSRO) but may choose
                                      unrated securities if it believes they
                                      are of comparable quality at the time of
                                      investment
                                    - in common stocks
                                    - up to 15% of its assets in Eurodollar
                                      convertible securities
                                    - up to 20% of its assets in foreign
                                      securities

STOCK FUNDS
Columbia Large Cap Value Fund       - at least 80% of its assets in large
                                      capitalization companies whose market
                                      capitalizations are within the range of
                                      the companies within the Russell 1000
                                      Value Index (currently between $859
                                      million and $367.5 billion) at the time
                                      of purchase. The Fund generally invests
                                      in companies in a broad range of
                                      industries with market capitalizations
                                      of at least $1 billion and daily trading
                                      volumes of at least $3 million
                                    - up to 20% of its assets in foreign
                                      securities
                                    - in real estate investment trusts

Columbia Mid Cap Value Fund         - at least 80% of its assets in equity
                                      securities of U.S. companies whose market
                                      capitalizations are within the range of
                                      the companies within the Russell MidCap
                                      Value Index and that are believed to
                                      have the potential for long-term growth
                                    - up to 20% of its assets in foreign
                                      securities
                                    - in real estate investment trusts

Columbia Small Cap Value Fund II    in Columbia Small Cap Value Master
                                    Portfolio, which invests:
                                    - at least 80% of its assets in equity
                                      securities of U.S. companies whose market
                                      capitalizations are within the range of
                                      the companies within the Russell 2000
                                      Value Index and that are believed to
                                      have the potential for long-term growth
                                    - up to 20% of its assets in foreign
                                      securities


--------------------------------------------------------------------------------

YOU'LL FIND SPECIFIC INFORMATION ABOUT THE PORTFOLIO'S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS IN THE DESCRIPTIONS STARTING ON PAGE 5.

--------------------------------------------------------------------------------

Other important information
(LINE GRAPH GRAPHIC)
The following are some other risks and information you should consider before you invest:

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of the Portfolio or Underlying Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        The Portfolio may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If the Portfolio becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Portfolio or any Underlying Fund may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio manager can also choose not to invest in specific securities described in this prospectus and in the SAI.

      - INVESTMENT IN COLUMBIA MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Underlying Funds and the Portfolio may invest their assets in the Columbia Money Market Funds. The Adviser and its affiliates are entitled to receive fees from the Columbia Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Underlying Funds and the Portfolio for services provided directly. The Adviser may waive fees which it is entitled to receive from either the Columbia Money Market Funds, the Portfolio or the Underlying Funds.

      - INVESTING DEFENSIVELY -- The Portfolio may temporarily hold up to 100% of its assets in the Columbia Money Market Funds to try to protect it during a market or economic downturn or because of political or other conditions. The Portfolio may not achieve its investment objective while it is investing defensively.

      - SECURITIES LENDING PROGRAM -- A Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned. It is possible that some of the approved broker-dealers or other financial institutions involved in the loans may be affiliates of Bank of America.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to the Portfolio and the Underlying Funds, including investment advisory, distribution, administration, shareholder servicing, transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Portfolio and the Underlying Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Columbia Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - INVESTMENT IN AFFILIATED FUNDS -- The Adviser has the authority to select Underlying Funds. The Adviser or one of its affiliates is the investment adviser to each of the Underlying Funds. The Adviser may be subject to a conflict of interest in selecting Underlying Funds because the fees paid to it or its affiliates are higher than the fees paid to other Underlying Funds. However, as a fiduciary to each Portfolio, the Adviser has a duty to act in the best interest of the Portfolio in selecting Underlying Funds.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Columbia Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Portfolio's SAI and on the Columbia Funds' website. In addition, a complete list of the Portfolio's holdings for each calendar month will be available on the Columbia Funds website at www.columbiafunds.com under Fund Portfolio Data, 30 calendar days following each month-end, and will remain posted on the website for three months.

      - PORTFOLIO TURNOVER -- A Portfolio or Underlying Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxable to individual shareholders at higher rates than long-term capital gains for federal income tax purposes. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Portfolio's returns. You'll find the portfolio turnover rates for the Portfolio in FINANCIAL HIGHLIGHTS.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Portfolio's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- The Portfolio may incur significant transaction costs that are in addition to the total annual Portfolio operating expenses disclosed in the fee tables when the Portfolio invests in individual securities. These transaction costs are made up of all the costs that are associated with trading securities for the Portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Portfolio's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Portfolio's transaction costs are not.

How the Portfolio is managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER (COLUMBIA MANAGEMENT ADVISORS, LLC) AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER


The Adviser is the investment adviser to over 100 mutual fund portfolios in the Columbia Funds Family, including the Portfolio described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities and money market instruments. The Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions.

Columbia Management currently has approximately $312 billion in assets under management, which consists of assets under the discretionary management of both the Adviser and Columbia Wanger Asset Management, L.P.

Vikram Kuriyan, head of the Adviser's Quantitative Strategies Group, is the portfolio manager primarily responsible for making the day-to-day investment decisions for the Portfolio and is also responsible for determining and implementing asset allocation decisions for the Portfolio. Dr. Kuriyan's professional biography is provided below. The SAI provides additional information about the compensation of the portfolio manager, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

                      LENGTH OF SERVICE       BUSINESS EXPERIENCE
  PORTFOLIO MANAGER     WITH THE FUND     DURING THE PAST FIVE YEARS
  VIKRAM KURIYAN      SINCE AUGUST 2004  COLUMBIA MANAGEMENT--
                                         PORTFOLIO MANAGER SINCE 2000

Columbia Funds pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Portfolio and is paid monthly.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with the Adviser is available in the Portfolio's annual report to shareholders for the fiscal year ended March 31.


The Adviser has agreed to waive fees and/or reimburse expenses until July 31, 2007. You'll find a discussion of any waivers and/or expense reimbursements in the Portfolio description. There is no assurance that the Adviser will waive fees and/or reimburse expenses after this date.

The following chart shows the maximum advisory fee the Adviser can receive along with the actual advisory fees the Adviser and/or an affiliate received during the Portfolio's last fiscal year.

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  COLUMBIA LIFEGOAL INCOME PORTFOLIO                          0.50%*       0.08%

*Actual management fees will be charged to the Portfolio based on a weighted average of the underlying assets of the Portfolio. No management fee will be charged on assets invested in Class Z shares of Columbia Funds Government & Corporate Bond, Stock and Money Market Funds. Management fees on assets invested in individual securities and the Corporate Bond and the Mortgage- and Asset-Backed Securities Portfolios of the Fixed Income Sector Portfolios will be charged at a rate of 0.50%, less a 0.10% waiver.

INVESTMENT SUB-ADVISERS

Columbia Funds and the Adviser may engage one or more investment sub-advisers for the Portfolio to make day-to-day investment decisions for the Portfolio. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Portfolio's needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that the Portfolio:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires the Portfolio to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and Columbia Funds have applied for relief from the SEC to permit the Portfolio to act on many of the Adviser's recommendations with approval only by the Board and not by Portfolio shareholders. The Adviser or a Portfolio would inform the Portfolio's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Portfolio obtains the relief, each Portfolio will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02111-2621

--------------------------------------------------------------------------------


OTHER SERVICE PROVIDERS

The Portfolio is distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer and an indirect, wholly-owned subsidiary of Bank of America Corporation. The Distributor may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------


Columbia Management Advisors, LLC is the administrator of the Portfolio (Administrator), and is responsible for overseeing the administrative operations of the Portfolio. The Portfolio pays the Administrator a maximum fee of 0.23% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Portfolio, and is paid monthly.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc. is the transfer agent for the Portfolio's shares (Transfer Agent), and is an indirect, wholly-owned subsidiary of Bank of America Corporation. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Choosing a share class

(ABC GRAPHIC)

--------------------------------------------------------------------------------

WE'VE USED THE TERM INVESTMENT PROFESSIONAL TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING SHARES OF THE PORTFOLIO. SELLING AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.




 FOR MORE INFORMATION ABOUT HOW TO CHOOSE A SHARE CLASS, CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL US AT 1.800.345.6611.




 BEFORE YOU INVEST, PLEASE NOTE THAT OVER TIME, DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES WILL INCREASE THE COST OF YOUR INVESTMENT, AND MAY COST YOU MORE THAN ANY SALES CHARGES YOU MAY PAY. FOR MORE INFORMATION, SEE HOW SELLING AND SERVICING AGENTS ARE PAID.

--------------------------------------------------------------------------------


Before you can invest in the Portfolio, you'll need to choose a share class. There are three classes of shares of the Portfolio offered by this prospectus. Each class has its own sales charges and fees. In certain circumstances, these sales charges and fees may be reduced or waived, as described below and in the SAI. The table below compares the changes and fees and other features of the share classes.

                                CLASS A             CLASS B             CLASS C
                                 SHARES              SHARES              SHARES
  MAXIMUM AMOUNT YOU CAN
  BUY                           NO LIMIT         UP TO $50,000      UP TO $1 MILLION



  MAXIMUM FRONT-END SALES
  CHARGE                         3.25%                NONE                NONE



  MAXIMUM DEFERRED SALES
  CHARGE                        1.00%(1)            3.00%(2)            1.00%(3)



  MAXIMUM ANNUAL                               0.75% DISTRIBUTION  0.75% DISTRIBUTION
  DISTRIBUTION AND         0.25% DISTRIBUTION   (12B-1) FEE AND     (12B-1) FEE AND
  SHAREHOLDER SERVICING     (12B-1)/SERVICE          0.25%               0.25%
  FEES                            FEE             SERVICE FEE         SERVICE FEE



  CONVERSION FEATURE              NONE                YES                 NONE

(1)This charge applies to investors who buy $1 million or more of Class A shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(2)This charge decreases over time. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge, if any.

The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies, and when you're required to pay the charge. You should think about these things carefully before you invest.

Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Portfolio will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

Class A shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Portfolio, unless you qualify for a waiver or reduction of the sales charge. However, Class A shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Class B and Class C shares. This means that Class A shares can be expected to pay relatively higher distributions per share.

Class B shares have limits on how much you can invest. When you buy Class B or Class C shares, the full amount is invested in the Portfolio. However, you may pay a CDSC when you sell your shares. Over time, Class B and Class C shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Class A shares. Although the full amount of your purchase is invested in the Portfolio, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Class B and Class C shares. You should also consider the conversion feature for Class B shares, which is described in ABOUT CLASS B SHARES.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY THE PORTFOLIO EVERY BUSINESS DAY.
--------------------------------------------------------------------------------



(A SHARES GRAPHIC) ABOUT CLASS A SHARES

      There is no limit to the amount you can invest in Class A shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. Shares you purchase with reinvested distributions are not subject to a sales charge. To determine the sales charge you pay on additional investments in Class A shares, we will add the amount of your additional investment to the current value of your account and base the sales charge on that total amount.

      FRONT-END SALES CHARGE



      You'll pay a front-end sales charge when you buy Class A shares, unless:

        - you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- FRONT END SALES CHARGES

        - you received the shares from reinvested distributions

      The sales charge you'll pay depends on the amount you're investing -- generally, the larger the investment, the smaller the percentage sales charge.

                                                       SALES CHARGE(1)    AMOUNT RETAINED
                                     SALES CHARGE(1)    AS A % OF THE    BY SELLING AGENTS
                                      AS A % OF THE      NET AMOUNT        AS A % OF THE
         AMOUNT YOU BOUGHT           OFFERING PRICE       INVESTED        OFFERING PRICE
         $0 -- $99,999                    3.25%             3.36%              3.00%



         $100,000 -- $249,999             2.50%             2.56%              2.25%



         $250,000 -- $499,999             2.00%             2.04%              1.75%



         $500,000 -- $999,999             1.50%             1.53%              1.25%



         $1,000,000 OR MORE               0.00%             0.00%              1.00%(2)

      (1)The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge in the table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and of your net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

      (2)1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25% on amounts over $50,000,000. The Distributor pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within twelve months from the time they were bought. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      CONTINGENT DEFERRED SALES CHARGE



      Class A shares bought without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1% CDSC if the shares are sold within 12 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million (but less than $50 million) are subject to a CDSC if redeemed within 12 months of the date of purchase. The 12 months begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee based program.

      You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

--------------------------------------------------------------------------------

CLASS B SHARES ARE NOT INTENDED FOR PURCHASE OF $50,000 OR MORE. YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR ENSURING THAT YOUR INVESTMENT IN CLASS B SHARES DOES NOT REACH THE $50,000 MAXIMUM, AND COLUMBIA FUNDS CANNOT ENSURE THAT IT WILL IDENTIFY PURCHASE ORDERS THAT WOULD CAUSE YOUR INVESTMENT IN CLASS B SHARES TO REACH THE MAXIMUM ALLOWED AMOUNT.
--------------------------------------------------------------------------------



(About Class B     ABOUT CLASS B SHARES
  Shares GRAPHIC)

      Purchases up to $50,000 are allowed in Class B shares assuming the combined value of the customer's total assets in the Columbia Funds does not reach $50,000. Purchases in Class B shares that bring the combined value of a customer's total assets to $50,000 or above will be rejected. A customer's total assets may include accounts for immediate family members. Group Plan accounts are valued at the plan level.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC when you sell your Class B shares, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- CONTINGENT DEFERRED SALES CHARGES

      The CDSC you pay depends on how long you held your shares.

         IF YOU SELL YOUR SHARES
         DURING THE FOLLOWING YEAR:                                    YOU'LL PAY A CDSC OF:
         THE FIRST YEAR YOU OWN THEM                                           3.0%



         THE SECOND YEAR YOU OWN THEM                                          3.0%



         THE THIRD YEAR YOU OWN THEM                                           2.0%



         THE FOURTH YEAR YOU OWN THEM                                          1.0%



         AFTER FOUR YEARS OF OWNING THEM                                       NONE

      Certain investments in Class B shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Portfolio will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

      Your selling agent receives compensation when you buy Class B shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      ABOUT THE CONVERSION FEATURE



      Class B shares convert automatically to Class A shares after you've owned them for eight years.

      The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase total returns.

      Here's how the conversion works:

        - Shares are converted on or about the 15th day of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

        - You'll receive the same dollar value of Class A shares as the Class B shares that were converted. No sales charge or other charges apply.

        - Class B shares that you received from an exchange of Class B shares of another Columbia Fund will convert based on the day you bought the original shares.

        - Conversions are free from federal income tax.


(About Class C     ABOUT CLASS C SHARES
  Shares GRAPHIC)

      There is a $1 million limit to the amount you can purchase in Class C shares. You don't pay a sales charge when you buy Class C shares, but you may pay a CDSC when you sell them. Purchases of $1 million or more will be rejected.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC of 1.00% when you sell Class C shares within one year of buying them, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- CONTINGENT DEFERRED SALES CHARGES

--------------------------------------------------------------------------------

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF SALES CHARGES.

YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR NOTIFYING COLUMBIA FUNDS THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE BUYING OR SELLING SHARES.

WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

--------------------------------------------------------------------------------


      Certain investments in Class C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Portfolio will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

      Your selling agent receives compensation when you buy Class C shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE

You may be eligible for a waived or reduced front-end sales charge (often referred to as a "breakpoint discount"), or CDSC. Restrictions may apply to certain accounts and certain transactions. Information about these reductions and waivers is provided below and may also be discussed in the SAI, which is available at www.columbiafunds.com. Please contact your investment professional or contact Columbia Funds at 1.800.345.6611 to determine whether you qualify for a reduction or waiver of these charges.

The types of accounts that may be aggregated to obtain one of the breakpoint discounts described below include individual accounts, joint accounts, certain IRA accounts, certain trusts and UTMA/UGMA accounts. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own shares of Columbia Funds.

The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Columbia Funds Family. To obtain a breakpoint, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Portfolio is not responsible for a financial advisor's failure to apply the eligible discount to your account. You may be asked by the Portfolio or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Portfolio's Transfer Agent, you will need to provide the foregoing information to a Transfer Agent representative at the time you purchase shares.

--------------------------------------------------------------------------------

FOR PURPOSES OF OBTAINING A BREAKPOINT DISCOUNT, MEMBERS OF YOUR "IMMEDIATE FAMILY" INCLUDE YOUR SPOUSE, PARENT, STEP-PARENT, LEGAL GUARDIAN, CHILD, STEP-CHILD, FATHER-IN-LAW AND MOTHER-IN-LAW.

--------------------------------------------------------------------------------


      FRONT-END SALES CHARGES



      (Class A shares)

      There are two ways you can lower the front-end sales charge you pay on Class A shares:

        - RIGHTS OF ACCUMULATION
          The value of eligible accounts (regardless of class) maintained by you and each member of your immediate family may be combined with the value of your current purchase to reach a sales charge discount level (according to the chart of Class A sales charges, above) and to obtain the lower sales charge for your current purchase. To calculate the combined value of the accounts, the Portfolio will use the shares' current public offering price.

        - STATEMENT OF INTENT
          You also may pay a lower sales charge when purchasing Class A shares by signing a letter of intent. By doing so, you would be able to pay the lower sales charge on all purchases made under the letter of intent within 13 months. As described in the chart in the section ABOUT CLASS A SHARES -- FRONT-END SALES CHARGE, the first breakpoint discount will be applied when total purchases reach $50,000. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. To calculate the total value of your Statement of Intent purchases, a Portfolio will use the historic cost (i.e. dollars invested) of the shares held in each eligible account. You must retain all records necessary to substantiate historic costs because the Portfolio and your financial intermediary may not maintain this information.

      WHAT ACCOUNTS ARE ELIGIBLE FOR BREAKPOINT DISCOUNTS?

      The types of eligible accounts that may be aggregated to obtain one or both of the breakpoint discounts described above include:

        - individual accounts

        - joint accounts

        - certain IRA accounts

        - certain trusts

        - UTMA/UGMA accounts

      For the purposes of obtaining a breakpoint discount, members of your "immediate family" include your spouse, parent, step parent, legal guardian, child, step child, father in-law and mother in-law. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own Columbia Fund shares. The value of your investment in certain Money Market Funds held in an eligible account may be aggregated with your investments in other funds in the Columbia Funds family of funds to obtain a breakpoint discount through a Right of Accumulation. Certain Money Market Funds may also be included in the aggregation for a Statement of Intent for shares that have been charged a commission for purposes of obtaining a breakpoint discount.

      - HOW DO I OBTAIN A BREAKPOINT DISCOUNT?

        The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Columbia Funds family of funds. To obtain any of the above breakpoint discounts, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Portfolio is not responsible for a financial advisor's failure to apply the eligible discount to your account. You may be asked by the Portfolio or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Portfolio's Transfer Agent, you will need to provide the foregoing information to a Transfer Agent representative at the time you purchase shares.

      - HOW CAN I OBTAIN MORE INFORMATION ABOUT BREAKPOINT DISCOUNTS?

        Certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. Restrictions may apply to certain accounts and certain transactions. Further information regarding these discounts may be found in the Portfolio's SAI and at www.columbiafunds.com.

      The following investors can buy Class A shares without paying a front-end sales charge:

        - full-time employees and retired employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

        - banks, trust companies and thrift institutions, acting as fiduciaries

        - individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the Portfolio within 90 days of the date of distribution

        - Columbia Funds' Trustees, Directors and employees of its investment sub-advisers

        - registered broker/dealer firms that have entered into a Columbia Funds dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only

        - registered personnel and employees of these broker/dealers and their family members may buy Class A shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

        - employees or partners of any service provider to the Portfolio

        - investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

        - shareholders of certain Funds that reorganized into the Columbia Funds who were entitled to buy shares at net asset value

      The following plans can buy Class A shares without paying a front-end sales charge:

        - pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the Internal Revenue Code

        - employee benefit plans created according to Section 403(b) of the Internal Revenue Code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the Internal Revenue Code. To qualify for the waiver, the plan must:

            - have at least $500,000 invested in Class A shares of Columbia
              Funds (except Money Market Funds), or

            - sign a letter of intent to buy at least $500,000 of Class A shares of Columbia Funds (except Money Market Funds), or

            - be an employer-sponsored plan with at least 100 eligible participants, or

            - be a participant in an alliance program that has signed an agreement with the Portfolio or a selling agent

        - certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

      You can also buy Class A shares without paying a sales charge if you buy the shares within 365 days of selling Class A, Class B or Class C shares of the same Portfolio. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. The Transfer Agent, the Distributor or their agents must receive your written request within 365 days after you sell your shares.

      CONTINGENT DEFERRED SALES CHARGES
      (Class A, Class B and Class C shares)

      You won't pay a CDSC in the following circumstances:

      DEATH: CDSCs may be waived on redemptions following the death of:

        - the sole shareholder on an individual account

        - a joint tenant where the surviving joint tenant is the deceased's spouse

        - the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfer to Minors Act (UTMA) or other custodial account.

      If the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

      AUTOMATIC WITHDRAWAL PLAN (AWP): CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual AWP established with the Transfer Agent, to the extent that the redemptions do not exceed, on an annual basis, 12% of the account's value at the time that the AWP is established. Otherwise a CDSC will be charged on AWP redemptions until this requirement is met; this requirement does not apply if the AWP is set up at the time the account is established, and distributions are being reinvested.

      DISABILITY: CDSCs may be waived on redemptions after the sole shareholder on an individual account or a joint tenant on a joint tenant spousal account becomes disabled (as defined by Section 72(m)(7) of the Internal Revenue Code). To be eligible for such a waiver:

        - the disability must arise after the purchase of shares,

        - the disabled shareholder must have been under the age of 65 at the time of the initial determination of disability and

        - a letter from a physician must be signed under penalty of perjury stating the nature of the disability.

      If the account is transferred to a new registration and then shares are redeemed, the applicable CDSC will be charged.

      DEATH OF A TRUSTEE: CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where:

        - the grantor of the trust is the sole trustee and the sole life beneficiary,

        - death occurs following the purchase and

        - the trust document provides for the dissolution of the trust upon the trustee's death.

      If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

      RETURNS OF EXCESS CONTRIBUTIONS: CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the Financial Services Firm
      (FSF) agrees to return the applicable portion of any commission paid by the Distributor.

      QUALIFIED RETIREMENT PLANS: CDSCs may be waived on shares sold by employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must be a participant in an alliance program that has signed an agreement with Columbia Funds or the Distributor.

      RETURN OF COMMISSION: CDSCs may be waived on shares sold by intermediaries that are part of the Columbia Funds selling group where the intermediary has entered into an agreement with Columbia Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

      NON-US INVESTORS: CDSCs may be waived on shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-US investors.

      IRS SECTION 401 AND 457: CDSCs may be waived on shares sold by certain pension, profit-sharing or other employee benefit plans established under
      Section 401 or 457 of the tax code.

      MEDICAL PAYMENTS: CDSCs may be waived on shares redeemed for medical payments that exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

      SHARES LIQUIDATED BY TRANSFER AGENT: CDSCs may be waived for shares sold under the Distributor's right to liquidate a shareholder's account, including but not limited to, instances where the aggregate net asset value of Class A, Class B or Class C shares held in the account is less than the minimum account size.

      PLANS OF REORGANIZATION: At the Portfolio's discretion, CDSCs may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party.

      CDSCs may be waived on the sale of Class C shares sold by a non-profit organization qualified under Section 501(c)(3) of the tax code in connection with the BANC OF AMERICA CAPITAL MANAGEMENT CHARITABLE GIVING PROGRAM.

Buying, selling and exchanging shares
(Buying, selling and exchanging shares GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


You can invest in the Portfolio through your selling agent.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The table starting on page 33 summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in CHOOSING A SHARE CLASS.

The Portfolio also offers other classes of shares, with different features and expense levels, which you may be eligible to buy. Specifically, the Portfolio offers Class Z Shares which have lower expense levels and limited service features and are only available to certain eligible investors that meet specific criteria, including investing through an eligible financial institution or intermediary. Please contact your investment professional, or call us at
1.800.345.6611 if you have any questions or you need help placing an order.

Certain financial institutions and intermediaries that offer Class Z shares may in certain circumstances determine that a shareholder invested in Class A, Class B or Class C shares is eligible for Class Z shares and will have their shares automatically converted to Class Z shares. No sales charges or other charges will apply to such a conversion, however, an investor should contact their financial institution or intermediary to learn the details of any such policy and also should talk to their tax adviser about the tax consequences of any such automatic conversion.

Federal law requires the Portfolio to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Portfolio may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Portfolio is unable to verify your identity after your account is open, the Portfolio reserves the right to close your account or take other steps as deemed reasonable. The Portfolio shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of the Portfolio's or an Underlying Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Portfolio or Underlying Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Portfolio shares held by long-term shareholders and have other adverse effects on the Portfolio. This type of excessive short-term trading activity is referred to herein as "market timing." The Portfolio is not intended as a vehicle for market timing. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Portfolio to implement their market timing strategies. Columbia Funds' Board has adopted policies and procedures with respect to market timing activity as discussed below.

Market timing may negatively impact long-term performance of the Portfolio by requiring it to maintain a larger percentage of assets in cash or to liquidate portfolio holdings at a disadvantageous time. Market timing could increase the Portfolio's expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, and large asset fluctuations that could diminish the Portfolio's ability to provide the maximum investment return to all participants. Certain Portfolios or Underlying Funds may be more susceptible to these negative effects of market timing. For example, Underlying Funds that invest principally in foreign securities may be more susceptible to arbitrage opportunities resulting from mispricing due to time zone differences among international financial markets. Market timers seek potential price differentials that may occur with securities that trade in a different time zone. Underlying Funds that invest principally in small- and mid-capitalization securities may be more susceptible to arbitrage opportunities due to the less liquid nature of smaller company securities. Fair value pricing may reduce these arbitrage opportunities.

Columbia Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if Columbia Funds detects that a shareholder has conducted two "round trips" (as defined below) in the Portfolio or an Underlying Fund (other than a Columbia Money Market Fund, Columbia Short Term Bond Fund or Columbia Short Term Municipal Bond Fund) that are deemed material by Columbia Funds in any 28-day period, Columbia Funds will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a Columbia Money Market Fund, Columbia Short Term Bond Fund or Columbia Short Term Municipal Bond Fund). In addition, if Columbia Funds determines that any person, group or account has engaged in any type of market timing activity (independent of the two round trip limit) Columbia Funds may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund. In any event, Columbia Funds also retains the right to reject any order to buy or exchange shares as discussed in the section BUYING, SELLING AND EXCHANGING SHARES - HOW ORDERS ARE PROCESSED and also retains the right to modify these market timing policies at any time without prior notice to shareholders.

The rights of shareholders to redeem shares of the Portfolio are not affected by any of these limits. For these purposes, a "round trip" is a purchase by any means into the Portfolio or a Fund followed by a redemption, of any amount, by any means out of the Portfolio or same Fund. Under this definition, an exchange into the Portfolio or an Underlying Fund followed by an exchange out of the Portfolio or same Underlying Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Systematic Investment Plan, Automatic Withdrawal Plan, Automatic Exchange Feature or similar automated plans generally are not subject to the two round trip limit. The two round trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Columbia Funds. However, there can be no assurance that these policies and procedures, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. Columbia Funds typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Columbia Funds practices discussed above. Consequently, there is the risk that Columbia Funds may not be able to do anything in response to market timing that occurs in the Portfolio or an Underlying Fund which may result in certain shareholders being able to market time the Portfolio or an Underlying Fund while the shareholders in that Portfolio or Underlying Fund bear the burden of such activities.

Columbia Funds seeks to act in a manner that it believes is consistent with the best interests of Portfolio shareholders in making any judgments regarding market timing. Neither Columbia Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or transfers.

                   Ways to buy, sell
                      or exchange        How much you can buy, sell or exchange              Other things to know
                  -------------------    ---------------------------------------    ---------------------------------------
Buying shares     In a lump sum          MINIMUM INITIAL INVESTMENT:                There is no limit to the amount you can
                                         - $1,000 for regular accounts              invest in Class A shares. You can
                                         - $25 for traditional and Roth IRAs,       invest up to $50,000 in Class B shares.
                                           and Coverdell Education Savings          Class C share purchases are limited to
                                           Accounts                                 $1 million.
                                         - no minimum for certain fee-based
                                           accounts and certain retirement plan
                                           accounts
                                         MINIMUM ADDITIONAL INVESTMENT:
                                         - $25 for traditional and Roth IRAs,
                                           and Coverdell Education Savings
                                           Accounts
                                         - $50 for all other accounts


                  Using our              minimum initial investment:                You can buy shares any day of a month
                  Systematic             - $50                                      on a monthly, quarterly or semi-annual
                  Investment Plan        minimum additional investment:             schedule.
                                         - $50


Selling shares    In a lump sum          - shares sold by check via the             The Portfolio will generally send
                                           telephone or through the internet are    proceeds from the sale to you within
                                           limited to an aggregate of $100,000      seven days (usually on the next
                                           in a 30-day period if you qualify for    business day after your request is
                                           telephone or internet orders             received in "good form"). However, if
                                         - other restrictions may apply to          you purchased your shares by check, the
                                           withdrawals from retirement plan         Portfolio may delay sending the
                                           accounts                                 proceeds from the sale of your shares
                                                                                    for up to 10 days after your purchase
                                                                                    to protect against checks that are
                                                                                    returned


                  Using our Automatic    - no minimum per withdrawal                Your account balance must be at least
                  Withdrawal Plan        - $5,000 requirement waived for certain    $5,000 to set up the plan. You can make
                                           fee based accounts                       withdrawals any day of the month on a
                                                                                    monthly, quarterly, or semi-annual
                                                                                    basis. We'll send your money by check
                                                                                    or deposit it directly to your bank
                                                                                    account. No CDSC is deducted if you
                                                                                    withdraw 12% or less of the value of
                                                                                    your shares in a given class in a year.


Exchanging        In a lump sum          - new account minimums apply to            You can generally exchange your Class
  shares                                   exchanges                                A, Class B or Class C shares for Class
                                                                                    A, Class B or Class C shares,
                                                                                    respectively, of any other Portfolio or
                                                                                    Fund distributed by the Distributor.
                                                                                    Some exceptions apply.

                                                                                    You generally won't pay a front-end
                                                                                    sales charge or CDSC on the shares
                                                                                    you're exchanging. An exchange
                                                                                    generally will incur a sales charge if
                                                                                    the original purchase was not assessed
                                                                                    a sales charge. Redemption fees may
                                                                                    apply.


                  Using our Automatic    - minimum $100 per exchange                You can make exchanges any day of the
                  Exchange Feature                                                  month.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the Portfolio's net asset value per share. We calculate net asset value per share for each class of the Portfolio at the end of each business day. The net asset value per share of the Portfolio is based on the net asset value per share of the Underlying Funds the Portfolio invests in.

We calculate the net asset value for each class of the Portfolio by determining the value of the Portfolio's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN AN UNDERLYING FUND

The value of an Underlying Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in an Underlying Fund. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. For example, securities which may be subject to fair valuation include, but are not limited to: (1) restricted securities for which a pricing service is unable to provide a market price; (2) securities whose trading has been formally suspended; (3) debt securities that have gone into default and for which there is no current market quotation; and (4) a security whose market price is not available from a pre-established pricing service. In addition, the Underlying Funds may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which an Underlying Fund's share price is calculated. Foreign exchanges typically close before the time as of which Underlying Fund share prices are calculated, and may be closed altogether on some days an Underlying Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Underlying Fund shares. However, when an Underlying Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Columbia Funds has retained an independent fair value pricing service to assist in the fair valuation process for Underlying Funds that primarily invest in international equity securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by an Underlying Fund could change on days when Underlying Fund shares cannot be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders to buy, sell or exchange shares may be delivered to the Transfer Agent by telephone, in writing or through the internet. For more information on account and trading restrictions and special sign-up procedures for internet transactions, please call us at 1.800.345.6611. The Transfer Agent has procedures in place to authenticate electronic instructions. You will be asked to accept the terms of an online agreement and utilize a password for internet services.

Orders received in good order by the Portfolio, the Distributor, the Transfer Agent or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. We will not be liable for following telephone instructions that we reasonably believe are genuine.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations.


  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY THE PORTFOLIO EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Class A shares at the offering price per share. You buy Class B and Class C shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we reserve the right to cancel your order. We'll return any payment received for orders that have been cancelled.

        - Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Portfolio. We don't issue certificates.

      MINIMUM INITIAL INVESTMENT



      The minimum initial amount you can buy is usually $1,000.

      If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

        - $50 using our Systematic Investment Plan

        - $25 for traditional and Roth IRAs, and Coverdell Education Savings Accounts

        - There is no minimum for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts, other managed accounts and certain retirement plans.

      MINIMUM ADDITIONAL INVESTMENT



      You can make additional purchases of $50, or $25 for traditional and Roth IRAs, and Coverdell Education Savings Accounts.

SYSTEMATIC INVESTMENT PLAN
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Portfolios you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - You can buy shares any day of the month on a monthly, quarterly or semi-annual basis.

  - Some exceptions may apply to employees of Bank of America and its affiliates. For details, please contact your investment professional.

--------------------------------------------------------------------------------

"GOOD FORM" MEANS THAT THE MONEY USED TO PURCHASE YOUR SHARES IS FULLY COLLECTED. WHEN SELLING SHARES BY LETTER OF INSTRUCTION, "GOOD FORM" ALSO MEANS
(I) YOUR LETTER HAS COMPLETE INSTRUCTIONS, THE PROPER SIGNATURES AND MEDALLION SIGNATURE GUARANTEES AND (II) ANY OTHER REQUIRED DOCUMENTS ARE ATTACHED. FOR ADDITIONAL DOCUMENTS REQUIRED FOR SALES BY CORPORATIONS, AGENTS, FIDUCIARIES, SURVIVING JOINT OWNERS AND OTHER LEGAL ENTITIES PLEASE CALL 1.800.345.6611. NO INTEREST WILL BE PAID ON UNCASHED REDEMPTION CHECKS.

--------------------------------------------------------------------------------



(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - We'll deduct any CDSC from the amount you're selling and send you the balance.

        - If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after the Portfolio, Distributor, Transfer Agent or their agents receive your order in good form. Your selling agent is responsible for depositing the sale proceeds to your account on time.

        - For shares sold by Fedwire there is generally a $500 minimum transaction amount and a fee of $7.50. The receiving bank may charge additional fees.

        - If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Portfolio receives your order in good form.

        - You can sell up to an aggregate of $100,000 of shares by telephone or through the internet in a 30-day period if you qualify for telephone or internet orders.

--------------------------------------------------------------------------------



      FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------


        - If you paid for your shares by check, we'll hold the sale proceeds when you sell those shares for at least 10 days after the trade date of the purchase.

        - If you hold any shares in certificate form, you will not be able to sell those shares until you have returned the certificates to the Transfer Agent.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), or your account may be subject to an annual fee of $10. The Transfer Agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty.

        - if your selling agent tells us to sell your shares under arrangements made between the selling agent and you.

        - under certain other circumstances allowed under the 1940 Act.

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw funds any day of the month on a monthly, quarterly or semi-annual basis.

Here's how the plan works:

  - Your account balance must be at least $5,000 to set up the plan. Certain fee based accounts are not subject to the $5,000 requirement.

  - If you set up the plan after you've opened your account, your signature must be Medallion Guaranteed.

  - You won't pay a CDSC on Class A, Class B or Class C shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

  - We'll send you a check or deposit the money directly to your bank account.

  - You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Portfolio is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE PORTFOLIO OR FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------



(ARROWS GRAPHIC)   EXCHANGING SHARES

      You can generally sell shares of the Portfolio to buy shares of another Portfolio or Fund distributed by the Distributor. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - The rules for buying shares of a Portfolio or Fund, including any minimum investment requirements, apply to exchanges into that Portfolio or Fund.

        - You may only make exchanges into a Portfolio or Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Portfolio or Fund that is accepting investments.

        - A sales charge may apply when exchanging from a Money Market Fund to a Fund with a front-end sales charge.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until the Transfer Agent has received the certificate and deposited the shares to your account.

      You may exchange your shares for shares of the same share class (and in some cases, certain other classes) of another Fund distributed by the Distributor, at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original Fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or loss for tax purposes. The Fund may terminate your exchange privilege if the Advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See SHORT TERM TRADING ACTIVITY AND MARKET TIMING. To exchange by telephone, call 1.800.345.6611. Please have your account and taxpayer identification numbers available when calling.

      EXCHANGING CLASS A SHARES



      You can generally exchange Class A shares of the Portfolio for Class A shares of any other Portfolio or Fund distributed by the Distributor. Some exceptions apply.

      Here are some rules for exchanging Class A shares:

        - You won't pay a front-end sales charge on the shares of the Portfolio or Fund you're exchanging (unless your initial purchase of Class A shares was of a Columbia Money Market Fund).

        - You won't pay a CDSC, if applicable, on the shares you're exchanging. Any CDSC will be deducted later on when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until when you sold the shares you received from the exchange.

      EXCHANGING CLASS B SHARES



      You can generally exchange Class B shares of the Portfolio for Class B shares of any other Portfolio or Fund distributed by the Distributor. Some exceptions apply.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

      EXCHANGING CLASS C SHARES



      You can generally exchange Class C shares of the Portfolio for Class C shares of any other Portfolio or Fund distributed by the Distributor. Some exceptions apply.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted later on when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

AUTOMATIC EXCHANGE FEATURE
The Automatic Exchange Feature lets you exchange $100 or more of Class A, Class B or Class C shares any day of the month. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to the Transfer Agent in writing or call 1.800.345.6611.

  - If you set up your plan to exchange more than $100,000 you must have your signature Medallion Guaranteed.

  - You can choose to have us transfer your money on any day of the month.

  - The rules for making exchanges apply to automatic exchanges.

How selling and servicing agents are paid
(PERCENT GRAPHIC)

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

--------------------------------------------------------------------------------


Your selling and servicing agents usually receive compensation based on your investment in the Portfolio. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

COMMISSIONS

CLASS A SHARES

Your selling and/or servicing agent may receive an up-front commission from the Distributor when you buy Class A shares of a Portfolio, in accordance with the following table:

                                                               COMMISSION
                                                             (AS A % OF THE
                                                             NET ASSET VALUE
AMOUNT PURCHASED                                                PER SHARE
----------------                                             ---------------
$1 million to less than $3 million........................        1.00%
$3 million to less than $50 million.......................        0.50%
$50 million or more.......................................        0.25%

For group retirement plans, financial advisors are eligible to receive a 1.00% commission from the Distributor on purchases, including those in amounts less than $1 million, that are coded as commission eligible trades.

Purchase amounts are aggregated among all Columbia Funds for purposes of the above table.

CLASS A, CLASS B AND CLASS C SHARES

Your selling agent may receive an up-front commission (reallowance) when you buy shares of the Portfolio. The amount of this commission depends on which share class you choose:

  - up to 3.00% of the offering price per share of Class A shares. The commission is paid from the sales charge we deduct when you buy your shares

  - up to 2.75% of the net asset value per share of Class B shares. The commission is not deducted from your purchase -- we pay your selling agent directly

  - up to 1.00% of the net asset value per share of Class C shares. The commission is not deducted from your purchase -- we pay your selling agent directly

If you buy Class B or Class C shares you will be subject to higher distribution (12b-1) and shareholder servicing fees and may be subject to a CDSC when you sell your shares.

--------------------------------------------------------------------------------

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 UNDER THE 1940 ACT.

YOUR SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------


DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES

The Distributor and selling and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

The amount of the fee depends on the class of shares you own:

                              MAXIMUM ANNUAL DISTRIBUTION (12B-1)
                                 AND SHAREHOLDER SERVICING FEES
                          (AS AN ANNUAL % OF AVERAGE DAILY NET ASSETS)
  CLASS A SHARES  0.25% COMBINED DISTRIBUTION (12B-1) AND SHAREHOLDER
                  SERVICING FEE



  CLASS B SHARES  0.75% DISTRIBUTION (12B-1) FEE, 0.25% SHAREHOLDER SERVICING
                  FEE



  CLASS C SHARES  0.75% DISTRIBUTION (12B-1) FEE, 0.25% SHAREHOLDER SERVICING
                  FEE

Fees are calculated daily and paid to the Distributor periodically. Because these fees are paid out of the Portfolio's assets on an ongoing basis, they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

The Portfolio pays these fees to the Distributor and/or to eligible selling and servicing agents and financial institutions, including the Adviser or other affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION -- FINANCIAL INTERMEDIARY PAYMENTS

In addition, the Distributor or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor or one of its affiliates. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by the Distributor attributable to that financial intermediary, gross sales of the mutual funds distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the support payments to any one financial intermediary are generally expected to be between 0.02% and 0.10% (between 0.03% and 0.12% in the case of the Columbia Money Market Funds) on an annual basis for payments based on average net assets of a Columbia Fund attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of a Columbia Fund (other than the Columbia Money Market Funds) attributable to the financial intermediary. The Distributor or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in a Columbia Fund.

Payments may also be made to certain financial intermediaries, including other Bank of America affiliates, that provide investor services to retirement plans and other investment programs to compensate financial intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.30% of the total Columbia Fund assets in the program on an annual basis. The Board has authorized the Funds to reimburse the Transfer Agent for amounts paid to financial intermediaries that maintain assets in omnibus accounts, subject to an annual cap of 0.11% of net assets maintained in such accounts. The amounts in excess of that reimbursed by a Portfolio will be borne by the Distributor or its affiliates.

The Distributor or its affiliates may make other payments or allow promotional incentives to financial intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

Amounts paid by the Distributor or its affiliates are paid out of the Distributor's or its affiliates' own revenue and do not increase the amount paid by you or your Portfolio. You can find further details about the payments made by the Distributor or its affiliates and the services provided by financial intermediaries as well as a list of the financial intermediaries to which the Distributor or its affiliates has agreed to make marketing support payments in the SAI, which can be obtained at www.columbiafunds.com or by calling
1.800.345.6611. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from the Distributor and its affiliates and any services it provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular Portfolio or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.

Distributions and taxes
(DISTRIBUTION AND TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF THE PORTFOLIO -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------

ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, the gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain, if any, to its shareholders. The Portfolio intends to pay out a sufficient amount of its income and capital gain to its shareholders so the Portfolio won't have to pay any federal income tax. When the Portfolio makes this kind of a payment, it's split among all shares and is called a distribution.

The Portfolio normally declares and pays distributions of net investment income quarterly, and distributes any net realized capital gain at least once a year. The Portfolio may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared. Shares are eligible to receive net investment income distributions from the trade date and net realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of the Portfolio usually pay different net investment income distribution amounts because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the Portfolio unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover or by calling us at
1.800.345.6611. Distributions of $10 or less will automatically be reinvested in additional Portfolio shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the same Portfolio.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Portfolio shares shortly before the Portfolio makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Portfolio that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Portfolio sells those securities and distributes the realized gain. This distribution is also subject to tax. The Portfolio has built up, or has the potential to build up, high levels of unrealized capital gain.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE PORTFOLIO. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING PORTFOLIO SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of the Portfolio's ordinary income and net realized short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions that come from net realized long-term capital gain, if any, generally are taxable to you as long-term capital gain.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. The Portfolio's long-term capital gain distributed to individual shareholders, if any, generally will qualify for the reduced rate of tax if attributable to the Portfolio's sales and exchanges. Also, if you're an individual Portfolio shareholder, the portion of your distributions attributable to dividends received by the Portfolio from its direct investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% rate of tax as long as certain holding period requirements are met. Absent further legislation, those reduced rates of tax will expire after December 31, 2010. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Portfolio. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and your federal tax status. Foreign, state and local taxes may also apply to distributions.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is exempt from state and local individual income taxes. Distributions you receive that come from interest the Portfolio earns from U.S. government obligations may not be exempt from these taxes. Please consult your tax adviser about your specific tax situation.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold as a credit against your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

Your redemptions (including redemptions paid in securities) and exchanges of Portfolio shares usually will result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held such Portfolio shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

Legal matters

On February 9, 2005, the Adviser and Distributor entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, the Adviser and Distributor have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. The Adviser and Distributor are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Columbia Funds Series Trust (formerly known as Nations Funds Trust), its Board of Trustees, Bank of America Corporation and certain of its affiliates, including the Adviser and Distributor (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and other cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Funds Series Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds Series Trust against BAC and others that asserts claims under the federal securities laws and state common law. Columbia Funds Series Trust is a nominal defendant in this action.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of these actions. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Columbia Funds shareholders and/or the Columbia Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for preliminary approval.

Separately, several putative class actions have been filed against Columbia Funds Series Trust, Bank of America Corporation and certain of its affiliates, and others, in various federal courts relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. (George Siepel, et al. v. Bank of America, Columbia Funds Series Trust, et al., instituted December 28, 2005, U.S. District Court, E.D. Mo.; Luleff v. Bank of America, Columbia Funds Series Trust, William Carmichael, et al., instituted February 22, 2006, U.S. District Court, S.D. NY.) The suits allege various claims including state law claims for breach of fiduciary duty, breach of contract, unjust enrichment and violations of federal securities laws and seek damages and other remedies.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights tables are designed to help you understand how the Portfolio has performed for the past five years or, if shorter, the period of operations. Certain information reflects financial results for a single Portfolio share. The total investment return line indicates how much an investment in the Portfolio would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the Portfolio's financial statements, is included in the Portfolio's annual report. The independent registered public accounting firm's report and the Portfolio's financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

COLUMBIA LIFEGOAL INCOME PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                    YEAR ENDED                      YEAR ENDED
  CLASS A SHARES                                     03/31/06                        03/31/05
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                $10.07                          $10.31
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                        0.38                            0.31
  Net realized and unrealized gain/(loss)
    on investments                                    (0.06)                          (0.09)
  Net increase/(decrease) in net asset
    value from investment operations                   0.32                            0.22
  LESS DISTRIBUTIONS:
  Dividends from net investment income                (0.38)                          (0.42)
  Distributions from net realized gains               (0.02)                          (0.04)
  Total distributions                                 (0.40)                          (0.46)
  Net asset value, end of period                      $9.99                           $10.07
  TOTAL RETURN++                                      3.22%                           2.12%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)               $15,687                         $25,211
  Ratio of operating expenses to average
    net assets+++                                     0.67%                           0.67%
  Ratio of net investment income/(loss)
    to average net assets                             3.60%                           3.01%
  Portfolio turnover rate                              19%                             48%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                         1.04%                           1.12%

                                                    PERIOD ENDED
  CLASS A SHARES                                     03/31/04*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                 $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                         0.21
  Net realized and unrealized gain/(loss)
    on investments                                      0.30
  Net increase/(decrease) in net asset
    value from investment operations                    0.51
  LESS DISTRIBUTIONS:
  Dividends from net investment income                 (0.20)
  Distributions from net realized gains                  --
  Total distributions                                  (0.20)
  Net asset value, end of period                       $10.31
  TOTAL RETURN++                                       5.18%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                $35,964
  Ratio of operating expenses to average
    net assets+++                                      0.67%+
  Ratio of net investment income/(loss)
    to average net assets                              3.14%+
  Portfolio turnover rate                                5%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                          1.17%+

* Columbia LifeGoal Income Portfolio Class A shares commenced operations on September 4, 2003.
+ Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ The Portfolio's expenses do not include the expenses of the Underlying
Funds.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.

COLUMBIA LIFEGOAL INCOME PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                    YEAR ENDED                      YEAR ENDED
  CLASS B SHARES                                     03/31/06                        03/31/05
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                $10.06                          $10.30
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                        0.29                            0.24
  Net realized and unrealized gain/(loss)
    on investments                                    (0.05)                          (0.10)
  Net increase/(decrease) in net asset
    value from investment operations                   0.24                            0.14
  LESS DISTRIBUTIONS:
  Dividends from net investment income                (0.30)                          (0.34)
  Distributions from net realized gains               (0.02)                          (0.04)
  Total distributions                                 (0.32)                          (0.38)
  Net asset value, end of period                      $9.98                           $10.06
  TOTAL RETURN++                                      2.44%                           1.35%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)               $10,946                         $12,740
  Ratio of operating expenses to average
    net assets+++                                     1.42%                           1.42%
  Ratio of net investment income/(loss)
    to average net assets                             2.85%                           2.36%
  Portfolio turnover rate                              19%                             48%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                         1.79%                           1.87%

                                                    PERIOD ENDED
  CLASS B SHARES                                     03/31/04*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                 $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                         0.16
  Net realized and unrealized gain/(loss)
    on investments                                      0.31
  Net increase/(decrease) in net asset
    value from investment operations                    0.47
  LESS DISTRIBUTIONS:
  Dividends from net investment income                 (0.17)
  Distributions from net realized gains                  --
  Total distributions                                  (0.17)
  Net asset value, end of period                       $10.30
  TOTAL RETURN++                                       4.70%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                 $9,269
  Ratio of operating expenses to average
    net assets+++                                      1.42%+
  Ratio of net investment income/(loss)
    to average net assets                              2.39%+
  Portfolio turnover rate                                5%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                          1.92%+

* Columbia LifeGoal Income Portfolio Class B shares commenced operations on September 4, 2003.
+ Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ The Portfolio's expenses do not include the expenses of the Underlying
Funds.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.

COLUMBIA LIFEGOAL INCOME PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                    YEAR ENDED                       YEAR ENDED
  CLASS C SHARES                                     03/31/06                         03/31/05
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                $10.05                           $10.28
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                        0.30                             0.24
  Net realized and unrealized gain/(loss)
    on investments                                    (0.06)                           (0.09)
  Net increase/(decrease) in net asset
    value from investment operations                   0.24                             0.15
  LESS DISTRIBUTIONS:
  Dividends from net investment income                (0.30)                           (0.34)
  Distributions from net realized gains               (0.02)                           (0.04)
  Total distributions                                 (0.32)                           (0.38)
  Net asset value, end of period                       $9.97                           $10.05
  TOTAL RETURN++                                       2.45%                            1.46%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                $6,082                           $9,881
  Ratio of operating expenses to average
    net assets+++                                      1.42                             1.42%
  Ratio of net investment income/(loss)
    to average net assets                              2.85%                            2.36%
  Portfolio turnover rate                               19%                              48%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                          1.79%                            1.87%

                                                    PERIOD ENDED
  CLASS C SHARES                                      03/31/04*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                 $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                         0.16
  Net realized and unrealized gain/(loss)
    on investments                                      0.29
  Net increase/(decrease) in net asset
    value from investment operations                    0.45
  LESS DISTRIBUTIONS:
  Dividends from net investment income                 (0.17)
  Distributions from net realized gains                  --
  Total distributions                                  (0.17)
  Net asset value, end of period                       $10.28
  TOTAL RETURN++                                        4.49%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                 $8,340
  Ratio of operating expenses to average
    net assets+++                                      1.42%+
  Ratio of net investment income/(loss)
    to average net assets                              2.39%+
  Portfolio turnover rate                                5%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                          1.92%+

* Columbia LifeGoal Income Portfolio Class C shares commenced operations on September 5, 2003.
+ Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ The Portfolio's expenses do not include the expenses of the Underlying
Funds.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.

Hypothetical investment and expense information

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Portfolio, including investment advisory fees and other Portfolio costs, on the Portfolio's returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in each class of the Portfolio assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the Portfolio, which are the same as those stated in the Annual Portfolio Operating Expenses table, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables shown below reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charges, if any, which may be payable on redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

COLUMBIA LIFEGOAL INCOME PORTFOLIO -- CLASS A SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              3.25%                            $10,000.00                              5%


              CUMULATIVE RETURN                  CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &    ANNUAL EXPENSE    AFTER FEES &     END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO           EXPENSES        FEES & EXPENSES    EXPENSES
       1            5.00%             1.15%            0.47%            $10,047.49        $438.40
       2           10.25%             1.54%            3.95%            $10,395.13        $157.41
       3           15.76%             1.54%            7.55%            $10,754.80        $162.85
       4           21.55%             1.54%           11.27%            $11,126.92        $168.49
       5           27.63%             1.54%           15.12%            $11,511.91        $174.32
       6           34.01%             1.54%           19.10%            $11,910.22        $180.35
       7           40.71%             1.54%           23.22%            $12,322.32        $186.59
       8           47.75%             1.54%           27.49%            $12,748.67        $193.05
       9           55.13%             1.54%           31.90%            $13,189.77        $199.73
      10           62.89%             1.54%           36.46%            $13,646.14        $206.64
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                    $3,646.14
  TOTAL ANNUAL FEES & EXPENSES                                                          $2,067.83

COLUMBIA LIFEGOAL INCOME PORTFOLIO -- CLASS B SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%


              CUMULATIVE RETURN                   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &    ANNUAL EXPENSE     AFTER FEES &     END BALANCE AFTER    FEES &
     YEAR         EXPENSES            RATIO           EXPENSES        FEES & EXPENSES    EXPENSES
       1            5.00%             1.90%             3.10%            $10,310.00        $192.95
       2           10.25%             2.29%             5.89%            $10,589.40        $239.30
       3           15.76%             2.29%             8.76%            $10,876.37        $245.78
       4           21.55%             2.29%            11.71%            $11,171.12        $252.44
       5           27.63%             2.29%            14.74%            $11,473.86        $259.29
       6           34.01%             2.29%            17.85%            $11,784.80        $266.31
       7           40.71%             2.29%            21.04%            $12,104.17        $273.53
       8           47.75%             2.29%            24.32%            $12,432.19        $280.94
       9           55.13%             1.54%            28.62%            $12,862.35        $194.77
      10           62.89%             1.54%            33.07%            $13,307.38        $201.51
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                     $3,307.38
  TOTAL ANNUAL FEES & EXPENSES                                                           $2,406.81

COLUMBIA LIFEGOAL INCOME PORTFOLIO -- CLASS C SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%


              CUMULATIVE RETURN                   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &    ANNUAL EXPENSE     AFTER FEES &     END BALANCE AFTER    FEES &
     YEAR         EXPENSES            RATIO           EXPENSES        FEES & EXPENSES    EXPENSES
       1            5.00%            1.90%              3.10%            $10,310.00        $192.95
       2           10.25%            2.29%              5.89%            $10,589.40        $239.30
       3           15.76%            2.29%              8.76%            $10,876.37        $254.78
       4           21.55%            2.29%             11.71%            $11,171.12        $252.44
       5           27.63%            2.29%             14.74%            $11,473.86        $259.29
       6           34.01%            2.29%             17.85%            $11,784.80        $266.31
       7           40.71%            2.29%             21.04%            $12,104.17        $273.53
       8           47.75%            2.29%             24.32%            $12,432.19        $280.94
       9           55.13%            2.29%             27.69%            $12,769.11        $288.55
      10           62.89%            2.29%             31.15%            $13,115.15        $296.37
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                     $3,115.15
  TOTAL ANNUAL FEES & EXPENSES                                                           $2,595.47

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO COLUMBIA FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------

Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of the Fund's assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 under the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

BOND -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).


CITIGROUP ALL BB&B-RATED HIGH YIELD MARKET INDEX -- an unmanaged index that measures the performance of below investment-grade debt securities rated "BB" or "B" by Standard & Poor's Corporation and issued by corporations domiciled in the U.S. or Canada. All bonds in the index are publicly placed, have fixed coupons and are non-convertible. It is unavailable for investment and does not reflect fees, brokerage commissions and other expenses of investing.

COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CROSSING NETWORKS -- an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB HIGH YIELD INDEX -- an unmanaged trader-priced portfolio constructed to mirror the investable universe of the dollar-denominated high yield debt market. Issues must be publicly registered in the U.S. or issued under Rule 144A with registration rights. The index includes below investment grade, cash pay, zero-coupon, stepped-rate and pay-in-kind bonds with at least one year remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DEPOSITARY RECEIPTS -- evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVERSIFIED -- A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

DURATION -- a measure used to estimate how much a Fund's net asset value will fluctuate in response to a change in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The securities issued by the FHLMC are guaranteed as to timely payment of interest and the ultimate collection of principal only by the FHLMC and are not insured or guaranteed by the U.S. government.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. FNMA is a congressionally chartered company, although neither its common stock nor the securities it issues are insured or guaranteed by the U.S. government. The securities issued by FNMA are guaranteed as to timely payment of both principal and interest only by FNMA.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from two, or in some circumstances one, nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

FORWARD FOREIGN CURRENCY CONTRACTS -- a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUNDAMENTAL ANALYSIS -- a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- a government-owned corporation that is considered an agency of the U.S. government. It guarantees, with the full faith and credit of the U.S. government, full and timely payment of all principal and interest on its mortgage-backed securities.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

HIGH YIELD DEBT SECURITY -- a debt security (also known as a "junk" bond) that, at the time of purchase, is either rated by an NRSRO to be below investment-grade (e.g., rated "BB" or lower by S&P) or is unrated but believed by a Fund's portfolio manager(s) or portfolio management team to be of comparable quality.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

LEHMAN BROTHERS U.S. AGGREGATE INDEX -- an unmanaged index made up of U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities and asset-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. AGGREGATE 1-3 YEARS INDEX -- an unmanaged index that measures yield, price and total return for government, Treasury, agency, corporate, mortgage and Yankee bonds with 1-3 years in average life. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. HIGH YIELD INDEX -- an unmanaged index that measures yield, price and total return for corporate and non-corporate fixed rate, non-investment grade debt. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MERRILL LYNCH ALL CONVERTIBLES ALL QUALITIES INDEX -- an unmanaged index that measures the performance of all U.S. dollar-denominated convertible securities of issuers not currently in bankruptcy. Securities in the index have total market values greater than $50 million at issuance. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MERRILL LYNCH 1-3 YEAR MUNICIPAL INDEX -- an unmanaged index that tracks the performance of investment grade U.S. tax exempt bonds with remaining terms to final maturities of at least one year and less than three years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MERRILL LYNCH 1-3 YEAR TREASURY INDEX -- an unmanaged index of short-term U.S. Treasury bonds with maturities of one to three years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MONEY MARKET INSTRUMENT -- a high quality, short-term debt security that pays interest based on a fixed, variable or floating rate and is considered to mature in 13 months or less. Money market instruments include, but are not limited to, U.S. Treasury obligations, U.S. government obligations, certificates of deposit and time deposits, bankers' acceptances, commercial paper, corporate bonds, extendible commercial notes, asset backed securities, funding agreements, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MORTGAGE DOLLAR ROLLS -- transactions in which a Fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase those or similar securities at a mutually agreed-upon future date and lower price. The difference between the sale price and the repurchase price is known as the "drop."

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

OVER-THE-COUNTER MARKET -- a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

PRE-REFUNDED BOND -- a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

PRICE-TO-EARNINGS RATIO (P/E RATIO) -- the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

PRIVATE PLACEMENT -- a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities.

Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

QUANTITATIVE ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

REAL ESTATE INVESTMENT TRUST (REIT) -- a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests. A REIT is a tax-advantaged entity with a special election under the Internal Revenue Code whose assets are composed primarily of such investments.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

RIGHT -- a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

S&P 500 (1) INDEX -- an unmanaged index of 500 widely held common stocks. The S&P 500 covers 80% of the U.S. market and encompasses more than 100 different industry groups. It is not available for investment and does not reflect fees, brokerage commissions to other expenses of investing.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SENIOR SECURITY -- a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SHORT-SELLING -- the practice of borrowing a security (or commodity futures contract) from a broker and selling it, with the understanding that it must later be repurchased and returned to the broker. Short-selling (or "selling short") is a technique used by investors who try to profit from the falling price of a stock.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

ZERO-COUPON BOND -- a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

(1)"Standard & Poor's", "S&P", "S&P 500", "Standard and Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

COLUMBIA MANAGEMENT.



Where to find more information

You'll find more information about Columbia LifeGoal Income Portfolio in the following documents:



ANNUAL AND SEMI-ANNUAL REPORTS

The annual and semi-annual reports contain information about Portfolio investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on the Portfolio's performance during the period covered.


STATEMENT OF ADDITIONAL INFORMATION

The SAI contains additional information about the Portfolio and its policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

You can obtain a free copy of these documents, request other information about the Portfolio and make shareholder inquiries by contacting Columbia Funds:

By telephone:
1.800.345.6611

By mail:
COLUMBIA FUNDS
c/o COLUMBIA FUNDS SERVICES
P.O. BOX 8081
BOSTON, MA 02266-8081

On the Internet:
www.columbiafunds.com



Information about the Portfolio can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Portfolio are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.




SEC file number: 811-09645
Columbia Funds Series Trust

INT-36/111382-0606

COLUMBIA MANAGEMENT.

                        Prospectus

                        August 1, 2006

                        Fixed Income Sector Portfolios
                        Corporate Bond Portfolio

                        Mortgage- and Asset-Backed Portfolio









                        THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

                        ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                        OFFENSE.



NOT FDIC-INSURED        NOT BANK ISSUED
   NO BANK
  GUARANTEE             MAY LOSE VALUE

AN OVERVIEW OF THE PORTFOLIOS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE FIXED INCOME SECTOR PORTFOLIOS. SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 30.

YOUR INVESTMENT IN A PORTFOLIO IS NOT A BANK DEPOSIT OR OTHER OBLIGATION OF, OR ISSUED OR ENDORSED OR GUARANTEED BY, BANK OF AMERICA, N.A. (BANK OF AMERICA) OR ANY OF ITS AFFILIATES. YOUR INVESTMENT IN A PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION
(FDIC) OR ANY OTHER GOVERNMENT AGENCY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE PORTFOLIOS AND MAY BE COMPENSATED OR INCENTED IN CONNECTION WITH THE SALE OF THE PORTFOLIOS.

YOUR INVESTMENT IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL INVESTED. YOUR INVESTMENT MAY LOSE MONEY.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about the Fixed Income Sector Portfolios. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

ABOUT THE PORTFOLIOS

Fixed Income Sector Portfolios focus on the potential to earn income by investing primarily in fixed income securities.

Fixed income securities have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of all fixed income securities and for high yield debt securities credit risk can have a significant impact because high yield debt securities are generally more sensitive to credit risk than other types of fixed income securities.

In every case, there's a risk that you'll lose money or that you may not earn as much as you expect.

You'll find a discussion of each Portfolio's investment objective, principal investment strategies and risks in the Portfolio descriptions that start on page 4.

FOR MORE INFORMATION

The Portfolios are only available through certain wrap fee programs, certain other managed accounts and certain registered investment companies, including those sponsored or managed by Bank of America and its affiliates.

You'll find more information about the Portfolios in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Portfolio's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Portfolios
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

COLUMBIA MANAGEMENT ADVISORS, LLC (THE ADVISER) IS THE INVESTMENT ADVISER TO EACH OF THE PORTFOLIOS. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH PORTFOLIO.




 YOU'LL FIND MORE ABOUT THE ADVISER STARTING ON PAGE 15.

--------------------------------------------------------------------------------


CORPORATE BOND PORTFOLIO                                         4
------------------------------------------------------------------
MORTGAGE- AND ASSET-BACKED PORTFOLIO                             8
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     13
------------------------------------------------------------------
HOW THE PORTFOLIOS ARE MANAGED                                  15

About an investment in the Portfolios
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying and selling shares                                     17
  Financial intermediary payments                               21
  Distributions and taxes                                       23
  Legal matters                                                 25
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            26
------------------------------------------------------------------
HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION                 28
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   30
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

CORPORATE BOND PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS PORTFOLIO'S ADVISER. BRIAN DRAINVILLE OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 15.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks to maximize total return consistent with investing at least
                   80% of its assets in a diversified portfolio of corporate bonds.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Portfolio will invest at least 80% of its assets in corporate debt securities (rated BBB or better) including foreign debt securities denominated in U.S. dollars and asset-backed securities.

Normally, the Portfolio's average dollar-weighted maturity will be between five and fifteen years and its duration will be between four and seven years.

When selecting individual investments, the portfolio manager:

  - looks at a fixed income security's potential to generate both income and price appreciation

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - manages risk by diversifying the Portfolio's investments among securities of many different issuers

The portfolio manager may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

The Portfolio may also invest in cash equivalents and other short duration investments.

The Portfolio may invest up to 20% of its assets in U.S. Treasury obligations or other U.S. government obligations, preferred stocks and convertible securities. The Portfolio may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Portfolio may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS PORTFOLIO IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Corporate Bond Portfolio has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the portfolio manager chooses will not rise as high as the portfolio manager expects, or will fall.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer maturities tend to fall more in value when interest rates rise than fixed income securities with shorter maturities.

      - CREDIT RISK -- The Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Portfolio depends on the amount of income paid by the securities the Portfolio holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - ASSET-BACKED SECURITIES RISK -- Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Portfolio's asset-backed securities may also be affected by various factors, including changes in interest rates, default rates on the underlying assets, the availability of information concerning the assets represented by these securities, the structure of these securities, and the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

      - FOREIGN INVESTMENT RISK -- Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

      - CONVERTIBLE SECURITIES RISK -- The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the Portfolio may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Portfolio's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Portfolio. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

--------------------------------------------------------------------------------

MANY THINGS AFFECT THE PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio.
                   THE PORTFOLIO'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW
                   IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Portfolio's Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, or wrap fees, and would be lower if they did.

               2003     2004     2005
               ----     ----     ----
               6.81%    5.32%    2.39%



              *Year-to-date return as of June 30, 2006: -1.45%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:           4.15%
         WORST: 2ND QUARTER 2004:         -3.31%


--------------------------------------------------------------------------------

THE PORTFOLIO'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Portfolio's Shares' average annual total returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Portfolio shares. These returns do not reflect deductions of wrap fees, and would be lower if they did. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman Brothers U.S. Credit Index. The Lehman Brothers U.S. Credit Index is an unmanaged index of investment grade securities and debentures. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         SHARES RETURNS BEFORE TAXES                               2.39%     5.80%



         SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS               0.70%     3.88%



         SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF
           FUND SHARES                                             1.56%     3.82%



         LEHMAN BROTHERS U.S. CREDIT INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR TAXES)                 1.96%     6.04%

      *THE INCEPTION DATE OF THE PORTFOLIO SHARES IS AUGUST 30, 2002. THE RETURN
       FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THIS TABLE REFLECTS THE FACT THAT NO FEES OR EXPENSES ARE CHARGED TO THE PORTFOLIO. PARTICIPANTS IN THE WRAP FEE PROGRAMS ELIGIBLE TO INVEST IN THE PORTFOLIO PAY AN ASSET-BASED FEE, WHICH IS NEGOTIABLE, FOR INVESTMENT SERVICES, BROKERAGE SERVICES AND INVESTMENT CONSULTATION. PLEASE READ THE WRAP PROGRAM DOCUMENTS FOR INFORMATION REGARDING FEES CHARGED.

THE PORTFOLIO MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE WRAP FEES PAID TO THE PROGRAM SPONSOR DISCUSSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT SIGN      WHAT IT COSTS TO INVEST IN THE PORTFOLIO
  GRAPHIC)         This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Additional hypothetical fee and expense information relating to shares of the Portfolio can be found in the section HYPOTHETICAL
                   INVESTMENT AND EXPENSE INFORMATION.

         SHAREHOLDER FEES
         (Fees paid directly from your investment)
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL PORTFOLIO OPERATING EXPENSES(1)
         (Expenses that are deducted from the Portfolio's assets)



         Management fees                                                0.00%



         Other expenses                                                 0.00%
                                                                         -----



         Total annual Portfolio operating expenses                      0.00%
                                                                         =====

      (1)The table shows the fees and expenses of the Portfolio as 0% because the Portfolio does not charge any fees or expenses. Participants in the wrap fee programs eligible to invest in the Portfolio are required to pay fees to the program sponsor and should review the wrap program disclosure document that is provided for a discussion of fees and expenses charged.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Shares of the Portfolio for the time periods indicated and then sell all of your Shares at the end of those periods

        - you reinvest all distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                   $0         $0        $0         $0

MORTGAGE- AND ASSET-BACKED PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS PORTFOLIO'S ADVISER. RICHARD CUTTS AND LEONARD APLET OF THE ADVISER ARE THE PORTFOLIO MANAGERS THAT MAKE THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGERS ON PAGE 15.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks to maximize total return consistent with investing at least
                   80% of its assets in a diversified portfolio of mortgage- and other asset-backed securities.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances the Portfolio will invest at least 80% of its assets in mortgage-related securities or other asset-backed securities.
                   Mortgage-related securities may include U.S. government obligations, or securities that are issued or guaranteed by private issuers, including collateralized mortgage obligations, commercial mortgage-backed securities, and mortgage-backed securities that are traded on a to-be-announced basis.
                   Asset-backed securities may include bonds backed by automobile or credit card receivables, equipment leases, home equity loans, manufactured housing loans, stranded utility costs, collateralized debt obligations, and other types of consumer loan or lease receivables. All investments in mortgage-backed and other asset-backed securities will normally be rated investment grade by one or more nationally recognized statistical rating agencies. The portfolio manager may choose unrated securities it believes are of comparable quality at the time of investment.

The Portfolio may also invest up to 20% of its assets in U.S. Treasury obligations or other U.S. government obligations. Normally, the Portfolio's average dollar-weighted maturity will be between two and eight years and its duration will be between one and five years.

When selecting individual investments, the portfolio manager:

  - looks at a fixed income security's potential to generate both income and price appreciation

  - allocates assets among mortgage-backed securities and asset-backed securities, based on how they are expected to perform under current market conditions, and on how they have performed in the past. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to manage risk by diversifying the Portfolio's investments in securities of many different issuers

The portfolio manager may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

The Portfolio may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Portfolio may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS PORTFOLIO IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Mortgage- and Asset-Backed Portfolio has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the portfolio manager chooses will not rise as high as the portfolio manager expects, or will fall.

      - MORTGAGE-RELATED SECURITIES -- The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields. Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association, Federal National Mortgage Association or Federal Home Loan Mortgage Corporation, but may also be issued or guaranteed by other private issuers. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.

      - ASSET-BACKED SECURITIES RISK -- Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Portfolio's asset-backed securities may also be affected by various factors, including changes in interest rates, default rates on the underlying assets, the availability of information concerning the assets represented by these securities, the structure of these securities, and the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer maturities tend to fall more in value when interest rates rise than fixed income securities with shorter maturities.

      - CREDIT RISK -- The Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Portfolio depends on the amount of income paid by the securities the Portfolio holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Portfolio's return or as a substitute for a position or security, rather than solely to hedge

        (or offset) the risk of a position or security held by the Portfolio. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

--------------------------------------------------------------------------------

MANY THINGS AFFECT THE PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio.
                   THE PORTFOLIO'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW
                   IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Portfolio's Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, or wrap fees, and would be lower if they did.

               2003     2004     2005
               ----     ----     ----
               2.64%    4.55%    2.64%



              *Year-to-date return as of June 30, 2006: 0.08%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 3RD QUARTER 2004:           2.54%
         WORST: 2ND QUARTER 2004:         -1.05%

--------------------------------------------------------------------------------

THE PORTFOLIO'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Portfolio's Shares' average annual total returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Portfolio shares. These returns do not reflect deductions of wrap fees, and would be lower if they did. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman Brothers Mortgage-Backed Securities Index. The Lehman Brothers Mortgage-Backed Securities Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         SHARES RETURNS BEFORE TAXES                               2.64%     3.60%



         SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS               1.18%     2.26%



         SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF
           FUND SHARES                                             1.71%     2.29%



         LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES OR TAXES)    2.61%     3.73%

      *THE INCEPTION DATE OF THE PORTFOLIO SHARES IS AUGUST 30, 2002. THE RETURN
       FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THIS TABLE REFLECTS THE FACT THAT NO FEES OR EXPENSES ARE CHARGED TO THE PORTFOLIO. PARTICIPANTS IN THE WRAP FEE PROGRAMS ELIGIBLE TO INVEST IN THE PORTFOLIO PAY AN ASSET-BASED FEE, WHICH IS NEGOTIABLE, FOR INVESTMENT SERVICES, BROKERAGE SERVICES AND INVESTMENT CONSULTATION. PLEASE READ THE WRAP PROGRAM DOCUMENTS FOR INFORMATION REGARDING FEES CHARGED.

THE PORTFOLIO MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE WRAP FEES PAID TO THE PROGRAM SPONSOR DISCUSSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE PORTFOLIO
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Additional hypothetical fee and expense information relating to shares of the Portfolio can be found in the section HYPOTHETICAL
                   INVESTMENT AND EXPENSE INFORMATION.

         SHAREHOLDER FEES
         (Fees paid directly from your investment)
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL PORTFOLIO OPERATING EXPENSES(1)
         (Expenses that are deducted from the Portfolio's assets)



         Management fees                                                0.00%



         Other expenses                                                 0.00%
                                                                         -----



         Total annual Portfolio operating expenses                      0.00%
                                                                         =====

      (1)The table shows the fees and expenses of the Portfolio as 0% because the Portfolio does not charge any fees or expenses. Participants in the wrap fee programs eligible to invest in the Portfolio are required to pay fees to the program sponsor and should review the wrap program disclosure document that is provided for a discussion of fees and expenses charged.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Shares of the Portfolio for the time periods indicated and then sell all of your Shares at the end of those periods

        - you reinvest all distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                   $0         $0        $0         $0

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Portfolio's investment objective, principal investment strategies and risks in the descriptions starting on page
4. The following are some other risks and information you should consider before you invest:

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Portfolio can be changed without shareholder approval. Any Portfolio with an 80% Policy may change it without shareholder approval by giving shareholders at least 60 days' notice. Other investment policies of any Portfolio may be changed only with shareholder approval.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Portfolios may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio manager or portfolio management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      - INVESTMENT IN COLUMBIA MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Portfolios may invest in the Columbia Money Market Funds. The Adviser and its affiliates are entitled to receive fees from the Columbia Money Market Funds for providing advisory and other services. The Adviser may waive fees which it is entitled to receive from the Columbia Money Market Funds.

      - FOREIGN INVESTMENT RISK -- Portfolios that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If a Portfolio invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to foreign investments.

      - INVESTING DEFENSIVELY -- A Portfolio may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Portfolio may not achieve its investment objective while it is investing defensively.

      - SECURITIES LENDING PROGRAM -- A Portfolio may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned. It is possible that some of the approved broker-dealers or other financial institutions involved in the loans may be affiliates of Bank of America.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Portfolios, including investment advisory, investment sub-advisory, distribution, administration, transfer agency and brokerage services, and are paid through the wrap fee programs and other managed accounts eligible to invest in the Portfolios for providing these services. Bank of America and its affiliates also may, at times, provide other services and be directly or indirectly compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Portfolios. Finally, Bank of America or its affiliates may serve as counterparties in transactions with the Portfolios where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Columbia Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Portfolios' SAI and on the Columbia Funds' website. In addition, a complete list of each Portfolio's portfolio holdings for each calendar quarter will be available on the Columbia Funds website at www.columbiafunds.com under Fund Portfolio Data, 60 calendar days following each quarter-end and will remain posted on the website until the Portfolio files its next Form N-CSR or Form N-Q.

      - PORTFOLIO TURNOVER -- A Portfolio that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxable to individual shareholders at higher rates than long-term capital gains for federal income tax purposes. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Portfolio's returns. You'll find the portfolio turnover rates for each Portfolio in FINANCIAL HIGHLIGHTS.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Portfolio's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- Each Portfolio may incur significant transaction costs that are in addition to the wrap fees paid to the program sponsor discussed in the fee tables. These transaction costs are made up of all the costs that are associated with trading securities for the Portfolio's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Portfolio's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Portfolio's transaction costs are not.

How the Portfolios are managed
(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER (COLUMBIA MANAGEMENT ADVISORS, LLC) AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 100 mutual fund portfolios, including the Portfolios described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities and money market instruments. The Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions.

Columbia Management currently has approximately $312 billion in assets under management, which consists of assets under the discretionary management of both the Adviser and Columbia Wanger Asset Management, L.P.

The table below tells you which portfolio manager is responsible for making the day-to-day investment decisions for each Portfolio. The professional biographies of the portfolio managers follow the table. The SAI provides additional information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolios.

  PORTFOLIO                                       PORTFOLIO MANAGERS
  CORPORATE BOND PORTFOLIO                        BRIAN DRAINVILLE



  MORTGAGE- AND ASSET-BACKED PORTFOLIO            RICHARD CUTTS, LEONARD APLET

The Adviser does not receive any fee for its investment advisory services. A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with the Adviser is available in the Portfolios' annual report to shareholders for the fiscal year ended March 31.

  PORTFOLIO          LENGTH OF SERVICE                BUSINESS EXPERIENCE
  MANAGER            WITH PORTFOLIO                   DURING PAST FIVE YEARS
  BRIAN              CORPORATE BOND PORTFOLIO         COLUMBIA MANAGEMENT--
  DRAINVILLE         SINCE MARCH 2005                 PORTFOLIO MANAGER SINCE 1996
  RICHARD CUTTS      MORTGAGE AND ASSET-BACKED        COLUMBIA MANAGEMENT--
                     PORTFOLIO SINCE OCTOBER 2004     PORTFOLIO MANAGER SINCE 1995



  LEONARD APLET      MORTGAGE AND ASSET-BACKED        COLUMBIA MANAGEMENT--
                     PORTFOLIO SINCE OCTOBER 2004     PORTFOLIO MANAGER SINCE 1987

INVESTMENT SUB-ADVISERS

Columbia Funds and the Adviser may engage one or more investment sub-advisers for each Portfolio to make day-to-day investment decisions for the Portfolio. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Portfolios' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Portfolio:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Portfolio to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and the Portfolios have applied for relief from the SEC to permit the Portfolios to act on many of the Adviser's recommendations with approval only by the Board and not by Portfolio shareholders. The Adviser or a Portfolio would inform the Portfolio's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Portfolios obtain the relief, each Portfolio will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

OTHER SERVICE PROVIDERS

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02111-2621

--------------------------------------------------------------------------------

The Portfolios are distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer and an indirect, wholly-owned subsidiary of Bank of America Corporation.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------


Columbia Management Advisors, LLC is the administrator of the Portfolios (Administrator), and is responsible for overseeing the administrative operations of the Portfolios. The Administrator does not receive any fee for its services.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc. is the transfer agent for the Portfolios' shares (Transfer Agent), and is an indirect, wholly-owned subsidiary of Bank of America Corporation. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT AN INVESTMENT IN THE PORTFOLIOS
--------------------------------------------------------------------------------

Buying and selling shares
(BUYING AND SELLING SHARES GRAPHIC)

This prospectus offers Shares of the Portfolios. Here are some general rules about the Shares:

  - Shares are available only through certain wrap fee programs, certain other managed accounts and certain registered investment companies, including those sponsored or managed by Bank of America and certain of its affiliates.

  - There are no sales charges for buying or selling these Shares.

You'll find more information about buying and selling Shares on the pages that follow.

Federal law requires the Portfolios to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Portfolios may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Portfolios are unable to verify your identity after your account is open, the Portfolios reserve the right to close your account or take other steps as deemed reasonable. The Portfolios shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of a Portfolio's long-term shareholders may be adversely affected by certain short-term trading activity by Portfolio shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Portfolio shares held by long-term shareholders and have other adverse effects on the Portfolio. This type of excessive short-term trading activity is referred to herein as "market timing." The Portfolios are not intended as vehicles for market timing. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Portfolios to implement their market timing strategies. Columbia Funds' Board has adopted policies and procedures with respect to market timing activity as discussed below.

Market timing may negatively impact long-term performance of a Portfolio by requiring it to maintain a larger percentage of assets in cash or to liquidate portfolio holdings at a disadvantageous time. Market timing could increase a Portfolio's expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, and large asset fluctuations that could diminish a Portfolio's ability to provide the maximum investment return to all participants. Certain Portfolios may be more susceptible to these negative effects of market timing. For example, Portfolios that invest principally in foreign securities may be more susceptible to arbitrage opportunities resulting from mispricing due to time zone differences among international financial markets. Market timers seek potential price differentials that may occur with securities that trade in a different time zone. The Portfolios that invest principally in small- and mid-capitalization securities may be more susceptible to arbitrage opportunities due to the less liquid nature of smaller company securities. Fair value pricing may reduce these arbitrage opportunities.

Columbia Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if Columbia Funds detects that a shareholder has conducted two "round trips" (as defined below) in a Portfolio that are deemed material by Columbia Funds in any 28-day period, Columbia Funds will generally reject the shareholder's future purchase orders involving any Columbia Fund. In addition, if Columbia Funds determines that any person, group or account has engaged in any type of market timing activity (independent of the two round trip limit) Columbia Funds may, in its discretion, reject future purchase orders by the person, group or account involving the same or any other Columbia Fund. In any event, Columbia Funds also retains the right to reject any order to buy shares as discussed in the section BUYING AND SELLING SHARES - HOW ORDERS ARE PROCESSED and also retains the right to modify these market timing policies at any time without prior notice to shareholders.

The rights of shareholders to redeem shares of a Portfolio are not affected by any of these limits. For these purposes, a "round trip" is a purchase by any means into a Portfolio followed by a redemption, of any amount, by any means out of the same Portfolio. For these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

The two round trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Columbia Funds. However, there can be no assurance that these policies and procedures, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase and redemption orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. Columbia Funds typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Columbia Funds practices discussed above. Consequently, there is the risk that Columbia Funds may not be able to do anything in response to market timing that occurs in a Portfolio which may result in certain shareholders being able to market time a Portfolio while the shareholders in that Portfolio bear the burden of such activities.

Columbia Funds seeks to act in a manner that it believes is consistent with the best interests of Portfolio shareholders in making any judgments regarding market timing. Neither Columbia Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or transfers.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on a Portfolio's net asset value per share. We calculate net asset value per Share for each class of each Portfolio at the end of each business day. First, we calculate the net asset value for each class of a Portfolio by determining the value of the Portfolio's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of Shares that investors are holding in the class.

VALUING SECURITIES IN A PORTFOLIO

The value of a Portfolio's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in a Portfolio. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. For example, securities which may be subject to fair valuation include, but are not limited to: (1) restricted securities for which a pricing service is unable to provide a market price; (2) securities whose trading has been formally suspended; (3) debt securities that have gone into default and for which there is no current market quotation; and
(4) a security whose market price is not available from a pre-established pricing service. In addition, the Portfolios may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which a Portfolio's share price is calculated. Foreign exchanges typically close before the time as of which Portfolio share prices are calculated, and may be closed altogether on some days a Portfolio is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Portfolio shares. However, when a Portfolio uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Columbia Funds has retained an independent fair value pricing service to assist in the fair valuation process for Portfolios that primarily invest in international equity securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by a Portfolio could change on days when Portfolio shares cannot be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange Shares are processed on business days. Orders to buy, sell or exchange Shares may be delivered to the Transfer Agent by telephone, in writing or through the internet. For more information on account and trading restrictions and special sign-up procedures for internet transactions, please call us at 1.800.345.6611. The Transfer Agent has procedures in place to authenticate electronic instructions. You will be asked to accept the terms of an online agreement and utilize a password for internet services.

Orders received in good order before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange Shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. We will not be liable for following telephone instructions that we reasonably believe are genuine.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.


--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A PORTFOLIO EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying Shares:

        - Investors buy Shares at net asset value per Share.

        - Shares purchased are recorded on the books of the Portfolio. We don't issue certificates.


(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling Shares:

        - We normally send the sale proceeds by Fedwire within three business days after receiving a redemption order.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay an investor in securities or other property when the investor sells Shares.

        - We can delay payment of the sale proceeds for up to seven days.

        - You can sell up to an aggregate of $100,000 of shares by check via the telephone or through the internet in a 30-day period if you qualify for telephone or internet orders.

Financial intermediary payments
[PERCENT GRAPHIC]

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

--------------------------------------------------------------------------------


The Distributor or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor or one of its affiliates. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by the Distributor attributable to that financial intermediary, gross sales of the mutual funds distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the support payments to any one financial intermediary are generally expected to be between 0.02% and 0.10% (between 0.03% and 0.12% in the case of the Columbia Money Market Funds) on an annual basis for payments based on average net assets of a Columbia Fund attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of a Columbia Fund (other than the Columbia Money Market Funds) attributable to the financial intermediary. The Distributor or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in a Columbia Fund.

Payments may also be made to certain financial intermediaries, including other Bank of America affiliates, that provide investor services to retirement plans and other investment programs to compensate financial intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.30% of the total Columbia Fund assets in the program on an annual basis. The Board has authorized the Funds to reimburse the Transfer Agent for amounts paid to financial intermediaries that maintain assets in omnibus accounts, subject to an annual cap of 0.11% of net assets maintained in such accounts. The amounts in excess of that reimbursed by a Portfolio will be borne by the Distributor or its affiliates.

The Distributor or its affiliates may make other payments or allow promotional incentives to financial intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

Amounts paid by the Distributor or its affiliates are paid out of the Distributor's or its affiliates' own revenue and do not increase the amount paid by you or your Portfolio. You can find further details about the payments made by the Distributor or its affiliates and the services provided by financial intermediaries as well as a list of the financial intermediaries to which the

Distributor or its affiliates has agreed to make marketing support payments in the SAI, which can be obtained at www.columbiafunds.com or by calling
1.800.345.6611. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from the Distributor and its affiliates and any services it provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular Portfolio or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.

Distributions and taxes
(DISTRIBUTIONS AND TAXES GRAPHIC)

ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, the gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain, if any, to its shareholders. The Portfolios intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Portfolios won't have to pay any federal income tax. When a Portfolio makes this kind of a payment, it's split among all Shares and is called a distribution.

The Portfolios normally declare and pay distributions of net investment income monthly, and distribute any capital gain at least once a year. The Portfolios may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is based on the number of Shares you hold on the record date, which is usually the day the distribution is declared (daily distribution Portfolios) or the day before the distribution is declared (all other Portfolios). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Portfolios) or trade date (all other Portfolios), and net realized net capital gain from the trade date of the purchase up to and including the day before the Shares are sold.

Each time a distribution is made, the net asset value per Share is reduced by the amount of the distribution.

We'll generally pay distributions in cash. Distributions of $10 or less will automatically be reinvested in additional Portfolio shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the same Portfolio.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If an investor sells all of your Shares, we'll normally pay any distribution that applies to those Shares in cash within five business days after the sale was made.

If you buy Portfolio Shares shortly before the Portfolio makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy Shares of a Portfolio that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Portfolio sells those securities and distributes the realized gain. This distribution is also subject to tax. The Portfolios have built up, or have the potential to build up, high levels of unrealized capital gain.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE PORTFOLIO. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING PORTFOLIO SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Portfolio's ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions that come from net realized long-term capital gain, if any, generally are taxable to you as long-term capital gain.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Portfolio's long-term capital gain distributed to individual shareholders, if any, generally will qualify for the reduced rate of tax if attributable to the Portfolio's sales and exchanges. Also, if you're an individual Portfolio shareholder, the portion of your distributions attributable to dividends received by the Portfolio from its direct investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% rate of tax, as long as certain holding period requirements are met by you for your Portfolio shares and the Portfolio for its investment in stock producing such dividends. Absent further legislation, those reduced rates of tax will expire after December 31, 2010. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

In general, all distributions are taxable when paid, whether they are paid in cash or automatically reinvested in additional Shares of the Portfolio. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and your federal tax status. Foreign, state and local taxes may also apply to distributions.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is exempt from state and local individual income taxes. Distributions you receive that come from interest each Portfolio earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser about your specific tax situation.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on the investor's account is incorrect according to its records

  - the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied as a credit against your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

Redemptions (including redemptions paid in securities) and exchanges of Portfolio Shares usually will result in a taxable capital gain or loss to you, depending on the amount you receive for your Shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held Portfolio Shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

Legal matters

On February 9, 2005, the Adviser and Distributor entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, the Adviser and Distributor have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. The Adviser and Distributor are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Columbia Funds Series Trust (formerly known as Nations Funds Trust), its Board of Trustees, Bank of America Corporation and certain of its affiliates, including the Adviser and Distributor (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and other cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Funds Series Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds Series Trust against BAC and others that asserts claims under the federal securities laws and state common law. Columbia Funds Series Trust is a nominal defendant in this action. The MDL is ongoing.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of these actions. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Columbia Funds shareholders and/or the Columbia Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for preliminary approval.

Separately, several putative class actions have been filed against Columbia Funds Series Trust, Bank of America Corporation and certain of its affiliates, and others, in various federal courts relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. (George Siepel, et al. v. Bank of America, Columbia Funds Series Trust, et al., instituted December 28, 2005, U.S. District Court, E.D. Mo.; Luleff v. Bank of America, Columbia Funds Series Trust, William Carmichael, et al., instituted February 22, 2006, U.S. District Court, S.D. NY.) The suits allege various claims including state law claims for breach of fiduciary duty, breach of contract, unjust enrichment and violations of federal securities laws and seek damages and other remedies.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights tables are designed to help you understand how the Portfolios have performed for the past five years or, if shorter, the period of operations. Certain information reflects financial results for a single Portfolio share. The total investment return line indicates how much an investment in the Portfolios would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the Portfolios' financial statements, is included in the Portfolios' annual report. The independent registered public accounting firm's report and the Portfolios' financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

CORPORATE BOND PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                 YEAR ENDED            YEAR ENDED            YEAR ENDED           PERIOD ENDED
                                                  03/31/06              03/31/05              03/31/04             03/31/03*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period             $10.19                $10.58                $10.33                $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                     0.49                  0.48                  0.46                  0.41
  Net realized and unrealized gain/(loss)
    on investments and futures contracts           (0.25)                (0.36)                 0.33                  0.27
  Net increase/(decrease) in net assets
    resulting from investment operations            0.24                  0.12                  0.79                  0.68
  LESS DISTRIBUTIONS:
  Dividends from net investment income             (0.49)                (0.48)                (0.47)                (0.26)
  Distributions from net realized gains            (0.01)                (0.03)                (0.07)                (0.09)
  Total dividends and distributions                (0.50)                (0.51)                (0.54)                (0.35)
  Net asset value, end of period                   $9.93                 $10.19                $10.58                $10.33
  TOTAL RETURN++                                   2.34%                 1.25%                 7.83%                 6.99%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $64,597               $52,698               $61,193               $14,772
  Expenses(a)                                        --                    --                    --                    --
  Ratio of net investment income/(loss) to
    average net assets                             4.83%                 4.69%                 4.40%                 4.33%+
  Portfolio turnover rate                           62%                   39%                   126%                  183%

* Corporate Bond Portfolio commenced operations on August 30, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The net investment income and expense ratios exclude expenses charged directly to shareholders.

MORTGAGE- AND ASSET-BACKED
PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                 YEAR ENDED            YEAR ENDED            YEAR ENDED           PERIOD ENDED
                                                  03/31/06              03/31/05              03/31/04             03/31/03*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period             $10.01                $10.19                $10.15                $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                     0.40                  0.26                  0.22                  0.17
  Net realized and unrealized gain/(loss)
    on investments and futures contracts           (0.12)                (0.01)                 0.13                  0.14
  Net increase/(decrease) in net assets
    resulting from investment operations            0.28                  0.25                  0.35                  0.31
  LESS DISTRIBUTIONS:
  Dividends from net investment income             (0.40)                (0.26)                (0.22)                (0.10)
  Distributions from net realized gains            (0.04)                (0.17)                (0.09)                (0.06)
  Total dividends and distributions                (0.44)                (0.43)                (0.31)                (0.16)
  Net asset value, end of period                   $9.85                 $10.01                $10.19                $10.15
  TOTAL RETURN++                                   2.85%                 2.57%                 3.53%                 3.08%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $89,569               $78,216               $86,411                $9,205
  Expenses(a)                                        --                    --                    --                    --
  Ratio of net investment income/(loss) to
    average net assets                             4.00%                 2.61%                 2.26%                 1.82%+
  Portfolio turnover rate                           561%                  765%                  941%                  688%

* Mortgage- and Asset-Backed Portfolio commenced operations on August 30, 2002. + Annualized.
++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The net investment income and expense ratios exclude expenses charged directly to shareholders.

Hypothetical investment and expense information

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Portfolios, including investment advisory fees and other Portfolio costs, on the Portfolios' returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in each class of the Portfolios assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the Portfolios, which are the same as those stated in the Annual Portfolio Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables shown below reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charges, if any, which may be payable on redemption. If contingent deferred sales charges were reflected for any class of the Portfolios that assesses them, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

CORPORATE BOND PORTFOLIO

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT        ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                                5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER   ANNUAL FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES      EXPENSES
       1            5.00%              0.00%                5.00%             $10,500.00          $0.00
       2           10.25%              0.00%               10.25%             $11,025.00          $0.00
       3           15.76%              0.00%               15.76%             $11,576.25          $0.00
       4           21.55%              0.00%               21.55%             $12,155.06          $0.00
       5           27.63%              0.00%               27.63%             $12,762.82          $0.00
       6           34.01%              0.00%               34.01%             $13,400.96          $0.00
       7           40.71%              0.00%               40.71%             $14,071.00          $0.00
       8           47.75%              0.00%               47.75%             $14,774.55          $0.00
       9           55.13%              0.00%               55.13%             $15,513.28          $0.00
      10           62.89%              0.00%               62.89%             $16,288.95          $0.00
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $6,288.95
  TOTAL ANNUAL FEES & EXPENSES                                                                    $0.00

MORTGAGE- AND ASSET-BACKED PORTFOLIO

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT        ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                                5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER   ANNUAL FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES      EXPENSES
       1            5.00%              0.00%                5.00%             $10,500.00          $0.00
       2           10.25%              0.00%               10.25%             $11,025.00          $0.00
       3           15.76%              0.00%               15.76%             $11,576.25          $0.00
       4           21.55%              0.00%               21.55%             $12,155.06          $0.00
       5           27.63%              0.00%               27.63%             $12,762.82          $0.00
       6           34.01%              0.00%               34.01%             $13,400.96          $0.00
       7           40.71%              0.00%               40.71%             $14,071.00          $0.00
       8           47.75%              0.00%               47.75%             $14,774.55          $0.00
       9           55.13%              0.00%               55.13%             $15,513.28          $0.00
      10           62.89%              0.00%               62.89%             $16,288.95          $0.00
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $6,288.95
  TOTAL ANNUAL FEES & EXPENSES                                                                    $0.00

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------


Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of the Fund's assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 under the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

CITIGROUP ALL BB&B-RATED HIGH YIELD MARKET INDEX -- an unmanaged index that measures the performance of below investment-grade debt securities rated "BB" or "B" by Standard & Poor's Corporation and issued by corporations domiciled in the U.S. or Canada. All bonds in the index are publicly placed, have fixed coupons and are non-convertible. It is unavailable for investment and does not reflect fees, brokerage commissions and other expenses of investing.

COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL MORTGAGE-BACKED SECURITIES -- securities that reflect an interest in and are secured by mortgage loans on commercial real estate.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CSFB HIGH YIELD INDEX -- an unmanaged trader-priced portfolio constructed to mirror the investable universe of the dollar-denominated high yield debt market. Issues must be publicly registered in the U.S. or issued under Rule 144A with registration rights. The index includes below investment grade, cash pay, zero-coupon, stepped-rate and pay-in-kind bonds with at least one year remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

DURATION -- a measure used to estimate how much a Fund's net asset value will fluctuate in response to a change in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The securities issued by the FHLMC are guaranteed as to timely payment of interest and the ultimate collection of principal only by the FHLMC and are not insured or guaranteed by the U.S. government.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. FNMA is a congressionally chartered company, although neither its common stock nor the securities it issues are insured or guaranteed by the U.S. government. The securities issued by FNMA are guaranteed as to timely payment of both principal and interest only by FNMA.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- a government-owned corporation that is considered an agency of the U.S. government. It guarantees, with the full faith and credit of the U.S. government, full and timely payment of all principal and interest on its mortgage-backed securities.

HIGH YIELD DEBT SECURITY -- a debt security (also known as a "junk" bond) that, at the time of purchase, is either rated by an NRSRO to be below investment-grade (e.g., rated "BB" or lower by S&P) or is unrated but believed by a Fund's portfolio manager(s) or portfolio management team to be of comparable quality.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

JP MORGAN GLOBAL HIGH YIELD INDEX -- an unmanaged index that is designed to mirror the investable universe of the U.S. dollar global high yield corporate debt market, including domestic and international issues. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX -- an unmanaged index of fixed rate mortgage pass-through securities issued by the Government National Mortgage Association (Ginnie Mae), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac). It is not available for investment and does not reflect fees, brokerage commissions, or other expenses of investing.

LEHMAN BROTHERS U.S. CREDIT INDEX -- an unmanaged index of publicly issued investment grade corporate, securities and dollar-denominated SEC registered global debentures. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MONEY MARKET INSTRUMENT -- a high quality, short-term debt security that pays interest based on a fixed, variable or floating rate and is considered to mature in 13 months or less. Money market instruments include, but are not limited to,

U.S. Treasury obligations, U.S. government obligations, certificates of deposit and time deposits, bankers' acceptances, commercial paper, corporate bonds, extendible commercial notes, asset backed securities, funding agreements, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MORTGAGE DOLLAR ROLLS -- transactions in which a Fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase those or similar securities at a mutually agreed-upon future date and lower price. The difference between the sale price and the repurchase price is known as the "drop."

OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SHORT-SELLING -- the practice of borrowing a security (or commodity futures contract) from a broker and selling it, with the understanding that it must later be repurchased and returned to the broker. Short-selling (or "selling short") is a technique used by investors who try to profit from the falling price of a stock.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

COLUMBIA MANAGEMENT.

Where to find more information

You'll find more information about the Portfolios in the following documents:

Annual and semi-annual reports

The annual and semi-annual reports contain information about Portfolio investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Portfolio's performance during the period covered.

Statement of Additional Information

The SAI contains additional information about the Portfolios and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

You can obtain a free copy of these documents, request other information about the Portfolios and make shareholder inquiries by contacting us:

By telephone:
1.800.345.6611

By mail:
COLUMBIA FUNDS
C/O COLUMBIA FUNDS SERVICES
P.O. BOX 8081
BOSTON, MA 02266-8081

Information about the Portfolios can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Portfolio's are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number: 811-09645
Columbia Funds Series Trust

INT-36/111181-0606

COLUMBIA MANAGEMENT.

Index Funds

Prospectus -- Class A and R Shares
August 1, 2006


Columbia Large Cap Index Fund

Columbia Large Cap Enhanced Core Fund

Columbia Mid Cap Index Fund

Columbia Small Cap Index Fund

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

NOT FDIC-INSURED   NOT BANK ISSUED

   NO BANK
  GUARANTEE        MAY LOSE VALUE

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE COLUMBIA FUNDS FAMILY (COLUMBIA FUNDS OR COLUMBIA FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 54.

YOUR INVESTMENT IN A FUND IS NOT A BANK DEPOSIT OR OTHER OBLIGATION OF, OR ISSUED OR ENDORSED OR GUARANTEED BY, BANK OF AMERICA, N.A. (BANK OF AMERICA) OR ANY OF ITS AFFILIATES. YOUR INVESTMENT IN A FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUNDS AND MAY BE COMPENSATED OR INCENTED IN CONNECTION WITH THE SALE OF THE FUNDS.

YOUR INVESTMENT IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL INVESTED. YOUR INVESTMENT MAY LOSE MONEY.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about Columbia Funds Index Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

ABOUT THE FUNDS

The Index Funds focus on long-term growth. Except for Columbia Large Cap Enhanced Core Fund, they all seek to match the industry and risk characteristics of a specific stock market index, like the S&P 500, by investing primarily in the equity securities that are included in the index. While maintaining the characteristics of the index, Columbia Large Cap Enhanced Core Fund varies the number, type and weighting of its holdings from those of the index to try to provide higher returns.

Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have the highest risk. There's always the risk that you'll lose money, or that you may not earn as much as you expect.

CHOOSING THE RIGHT FUNDS FOR YOU

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Index Funds may be suitable for you if:

  - you have longer-term investment goals

  - they're part of a balanced portfolio

  - you want to try to protect your portfolio against a loss of buying power that inflation can cause over time

They may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with equity securities

  - you have short-term investment goals

  - you're looking for a regular stream of income

You'll find a discussion of each Fund's investment objective, principal investment strategies and risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.345.6611 or contact your investment professional. For more information regarding the purchase, sale and exchange of Class R shares of Columbia Large Cap Enhanced Core Fund, please contact your retirement plan administrator.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

COLUMBIA MANAGEMENT ADVISORS, LLC (THE ADVISER) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER STARTING ON PAGE 26.

--------------------------------------------------------------------------------


COLUMBIA LARGE CAP INDEX FUND                                    4
------------------------------------------------------------------
COLUMBIA LARGE CAP ENHANCED CORE FUND                            9
------------------------------------------------------------------
COLUMBIA MID CAP INDEX FUND                                     14
------------------------------------------------------------------
COLUMBIA SMALL CAP INDEX FUND                                   19
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     24
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       26

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                         29
     How orders are processed                                   33
  How selling and servicing agents are paid                     39
  Distributions and taxes                                       41
  Legal matters                                                 43
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            44
------------------------------------------------------------------
HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION                 50
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   54
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

COLUMBIA LARGE CAP INDEX FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. VIKRAM KURIYAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 26.

WHAT IS AN INDEX FUND?

INDEX FUNDS USE A "PASSIVE" OR "INDEXING" INVESTMENT APPROACH, WHICH ATTEMPTS TO DUPLICATE THE PERFORMANCE OF A SPECIFIC MARKET INDEX.

CORRELATION MEASURES HOW CLOSELY A FUND'S RETURNS MATCH THOSE OF AN INDEX. A PERFECT CORRELATION OF 1.0 MEANS THAT THE NET ASSET VALUE OF THE FUND INCREASES OR DECREASES IN EXACT PROPORTION TO CHANGES IN THE INDEX.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks investment results that (before fees and expenses) correspond to the total return of the S&P 500 Index.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in common stocks that are included in the S&P 500 Index. The S&P 500 Index is an unmanaged index of 500 widely held common stocks, and is not available for investment.

The Fund may buy stock index futures and financial futures as substitutes for the underlying securities in the S&P 500 Index.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Different common stocks have different weightings in the S&P 500 Index, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P 500 Index, the portfolio manager will try to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P 500 Index, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P 500 Index. The Fund may buy shares of Bank of America Corporation, which is currently included in the S&P 500 Index, subject to certain restrictions.

The Fund tries to achieve a correlation of at least 0.95 with the S&P 500 Index on an annual basis (before fees and expenses). The Fund's ability to track the S&P 500 Index is affected by transaction costs and other expenses, changes in the composition of the S&P 500 Index, changes in the number of shares issued by the companies represented in the S&P 500 Index, and by the timing and amount of shareholder purchases and redemptions, among other things.

Equity mutual funds, like other investors in equity securities, incur transaction costs, such as brokerage costs, when they buy and sell securities. The portfolio manager tries to minimize these costs for the Fund by using program trades and crossing networks.

The portfolio manager may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Large Cap Index Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund tries to match (before fees and expenses) the returns of the S&P 500 Index, and is not actively managed. There is no assurance that the returns of the Fund will match the returns of the S&P 500 Index. The value of the Fund will rise and fall with the performance of the S&P 500 Index.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FUTURES RISK -- This Fund may use futures contracts as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
                ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               22.22%   32.04%   28.06%   20.34%   -9.60%   -12.45%  -22.57%  27.98%   10.45%    4.51%



               *Year-to-date return as of June 30, 2006: 2.52%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1998:           21.12%
         WORST: 3RD QUARTER 2002:         -17.41%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500 Index, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                      1 YEAR    5 YEARS   10 YEARS
         CLASS A SHARES RETURNS BEFORE TAXES            4.51%    0.03%       8.45%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                4.14%   -0.33%       7.79%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES        2.94%   -0.18%       7.09%



         S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                     4.91%    0.54%       9.07%

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class A shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                               Class A
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.20%



         Distribution (12b-1) and shareholder servicing fees             0.25%



         Other expenses                                                  0.02%
                                                                          -------



         Total annual Fund operating expenses                            0.47%



         Fee waivers and/or reimbursements                              (0.08)%
                                                                          -------



         Total net expenses(3)                                           0.39%
                                                                          =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.10% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $40      $143      $255       $584

COLUMBIA LARGE CAP ENHANCED CORE FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. VIKRAM KURIYAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 26.

WHAT IS AN ENHANCED CORE FUND?

AN ENHANCED CORE FUND IS DESIGNED TO DELIVER THE INDUSTRY AND RISK CHARACTERISTICS OF ITS BENCHMARK WITH THE BENEFITS OF RELATIVELY LOW COSTS AND ACTIVE INVESTMENT MANAGEMENT.

WITH AN ENHANCED CORE FUND, THE PORTFOLIO MANAGER MAY TAKE ADVANTAGE OF INDIVIDUAL ASSET SELECTION FROM A VARIETY OF INSTRUMENTS THAT ARE EXPECTED TO GENERATE RETURNS IN EXCESS OF THE S&P 500 INDEX.

THERE IS NO ASSURANCE THAT ACTIVE MANAGEMENT WILL RESULT IN A HIGHER RETURN THAN THE INDEX.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks, over the long term, to provide a total return that (before fees and expenses) exceeds the total return of the S&P 500 Index.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in a portfolio consisting of common stocks that are included in the S&P 500 Index, convertible securities that are convertible into stocks included in that index, and other derivatives whose economic returns are, by design, closely equivalent to the returns of the S&P 500 Index or its components. The S&P 500 Index is an unmanaged index of 500 widely held common stocks, and is not available for investment.

The portfolio manager tries to maintain a portfolio that matches the risk characteristics of the S&P 500 Index. The portfolio manager will, from time to time, vary the number and percentages of the Fund's holdings to try to provide higher returns than the S&P 500 Index and to reduce the risk of underperforming the index over time. The Fund generally holds fewer stocks than the index and may hold securities that are not in the index.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

In selecting investments for the Fund, the portfolio manager uses quantitative analysis to evaluate the attractiveness of each potential investment. The portfolio manager may examine a wide variety of factors classified as value measures (forward price-to-earnings, trailing price-to-earnings, book value-to-price, price-to-cash flow, etc.), growth measures (earnings growth, revenue growth, etc.), price momentum and earnings momentum (earnings change, estimate revision, earnings surprise, etc.), among others.

The Fund seeks to hold a higher percentage of attractive investments than the index and a lesser percentage, or none, of less attractive investments. In all cases, investments are selected with the intention of increasing return relative to the S&P 500 Index and/or reducing portfolio volatility relative to the S&P 500 Index.

In addition, the portfolio manager believes capital market inefficiencies may exist and may sometimes be exploited by using a variety of derivative instruments.

The portfolio manager tries to control costs when it buys and sells securities for the Fund by using computerized systems called crossing networks that allow it to try to make trades at better prices and reduced commission rates.

The portfolio manager may sell a stock when it believes other stocks in the index are more attractive investments, when the stock is removed from the index, or for other reasons.

The portfolio manager may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the portfolio manager:

  - may try to sell shares of a security with the highest cost for tax purposes first, before selling other shares of the same security. The portfolio manager will only use this strategy when it is believed to be in the best interest of the Fund to do so and may sell other shares when appropriate

While the Fund may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies may also be affected by changes in tax laws and regulations, or by court decisions.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Large Cap Enhanced Core Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The portfolio manager chooses stocks that it believes have the potential for higher total returns than the S&P 500 Index. There is a risk that the returns of these investments will not exceed those of the S&P 500 Index, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FUTURES RISK -- This Fund may use futures contracts periodically to manage liquidity. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1997     1998     1999     2000     2001     2002     2003     2004     2005
                ----     ----     ----     ----     ----     ----     ----     ----     ----
               33.19%   26.33%   17.41%   -11.14%  -9.56%   -21.86%  29.43%   10.23%    6.47%



               *Year-to-date return as of June 30, 2006: 2.22%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1998:           20.91%
         WORST: 3RD QUARTER 2002:         -17.77%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

BECAUSE CLASS R SHARES HAVE NOT BEEN OFFERED FOR A FULL CALENDAR YEAR, NO PERFORMANCE IS SHOWN FOR CLASS R SHARES.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500 Index, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                             LIFE OF
                                                          1 YEAR   5 YEARS    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES              6.47%     1.43%     8.75%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                  4.37%    -0.09%     7.31%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES          4.41%     0.49%     7.07%



         S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                             4.91%     0.54%     9.07%

      *THE INCEPTION DATE OF CLASS A SHARES IS JULY 31, 1996. THE RETURN FOR THE
       INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class A and Class R shares can be found in the section HYPOTHETICAL
                   INVESTMENT AND EXPENSE INFORMATION.

         SHAREHOLDER FEES                                     Class A      Class R
         (Fees paid directly from your investment)             Shares       Shares
         Maximum sales charge (load) imposed on purchases      N/A          N/A
         Maximum deferred sales charge (load)                  N/A          N/A

         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)
         Management fees(2)                                     0.52%        0.52%
         Distribution (12b-1) and shareholder servicing         0.25%        0.50%
           fees
         Other expenses                                         0.07%        0.07%
                                                             ---------    ---------
         Total annual Fund operating expenses                   0.84%        1.09%
         Fee waivers and/or reimbursements                     (0.09)%      (0.09)%
                                                             ----------   ----------
         Total net expenses(3)                                  0.75%        1.00%
                                                             ---------    ---------
                                                             ---------    ---------

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.
      (2)The Fund pays an investment advisory fee of 0.35% and an administration fee of 0.17%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.35% for assets up to $500 million; 0.30% for assets in excess of $500 million and up to $1 billion; 0.25% for assets in excess of $1 billion and up to $1.5 billion; 0.20% for assets in excess of $1.5 billion and up to $3 billion; 0.18% for assets in excess of $3 billion and up to $6 billion; and 0.16% in excess of $6 billion.
      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.
      This example assumes:
        - you invest $10,000 in Class A or Class R shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods
        - you reinvest all distributions in the Fund
        - your investment has a 5% return each year
        - the Fund's operating expenses remain the same as shown in the table above
        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples
      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $77      $259      $457      $1,029
         CLASS R SHARES                         $102      $338      $592      $1,321

COLUMBIA MID CAP INDEX FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. VIKRAM KURIYAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 26.

WHAT IS AN INDEX FUND?

INDEX FUNDS USE A "PASSIVE" OR "INDEXING" INVESTMENT APPROACH, WHICH ATTEMPTS TO DUPLICATE THE PERFORMANCE OF A SPECIFIC MARKET INDEX.

CORRELATION MEASURES HOW CLOSELY A FUND'S RETURNS MATCH THOSE OF AN INDEX. A PERFECT CORRELATION OF 1.0 MEANS THAT THE NET ASSET VALUE OF THE FUND INCREASES OR DECREASES IN EXACT PROPORTION TO CHANGES IN THE INDEX.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks investment results that (before fees and expenses) correspond to the total return of the S&P MidCap 400 Index.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in common stocks that are included in the S&P MidCap 400 Index. The S&P MidCap 400
                   Index is an unmanaged index of 400 domestic stocks chosen for their market size, liquidity and industry representation. The index is not available for investment.

The Fund may buy stock index futures and other financial futures as substitutes for the underlying securities in the S&P MidCap 400 Index.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Different common stocks have different weightings in the S&P MidCap 400 Index, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P MidCap 400 Index, the portfolio manager will try to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P MidCap 400 Index, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P MidCap 400 Index.

The Fund tries to achieve a correlation of at least 0.95 with the return of the S&P MidCap 400 Index on an annual basis (before fees and expenses). The Fund's ability to track the S&P MidCap 400 Index may be adversely affected by transaction costs and other expenses, changes in the composition of the S&P MidCap 400 Index, changes in the number of shares issued by the companies represented in the S&P MidCap 400 Index, and by the timing and amount of shareholder purchases and redemptions, among other things.

Equity mutual funds, like other investors in equity securities, incur transaction costs, such as brokerage costs, when they buy and sell securities. The portfolio manager tries to minimize these costs for the Fund by using electronic trading systems such as crossing networks and other trading strategies.

The portfolio manager may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, when the portfolio manager believes the stock is not liquid enough, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Mid Cap Index Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund tries to match (before fees and expenses) the returns of the S&P MidCap 400 Index, and is not actively managed. There is no assurance that the returns of the Fund will match the returns of the S&P MidCap 400 Index. The value of the Fund will rise and fall with the performance of the S&P MidCap 400 Index.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FUTURES RISK -- This Fund may use futures contracts as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                2001     2002     2003     2004     2005
                ----     ----     ----     ----     ----
               -1.21%   -15.18%  34.79%   15.96%   12.31%



               *Year-to-date return as of June 30, 2006: 4.12%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2001:           17.83%
         WORST: 3RD QUARTER 2002:         -16.73%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P MidCap 400 Index, an unmanaged index of 400 common stocks, weighted by market value. The S&P MidCap 400 Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                       1 YEAR    5 YEARS    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES            12.31%    8.02%     8.83%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                11.01%    7.21%     7.60%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES         8.96%    6.64%     7.10%



         S&P MIDCAP 400 INDEX (REFLECTS NO DEDUCTIONS
           FOR FEES, EXPENSES OR TAXES)                 12.56%    8.60%     9.42%

      *THE INCEPTION DATE OF CLASS A SHARES IS MAY 31, 2000. THE RETURN FOR THE
       INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class A shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                               Class A
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases               N/A



         Maximum deferred sales charge (load)                           N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.20%



         Distribution (12b-1) and shareholder servicing fees             0.25%



         Other expenses(3)                                               0.02%
                                                                          -------



         Total annual Fund operating expenses                            0.47%



         Fee waivers and/or reimbursements                              (0.08)%
                                                                          -------



         Total net expenses(4)                                           0.39%
                                                                          =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.10% and an administration fee of 0.10%.

      (3)Other expenses have been restated to reflect contractual changes to the fees paid by the Fund for transfer agency services effective April 1, 2006.

      (4)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $40      $143      $255       $584

COLUMBIA SMALL CAP INDEX FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. VIKRAM KURIYAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 26.

WHAT IS AN INDEX FUND?

INDEX FUNDS USE A "PASSIVE" OR "INDEXING" INVESTMENT APPROACH, WHICH ATTEMPTS TO DUPLICATE THE PERFORMANCE OF A SPECIFIC MARKET INDEX.

CORRELATION MEASURES HOW CLOSELY A FUND'S RETURNS MATCH THOSE OF AN INDEX. A PERFECT CORRELATION OF 1.0 MEANS THAT THE NET ASSET VALUE OF THE FUND INCREASES OR DECREASES IN EXACT PROPORTION TO CHANGES IN THE INDEX.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks investment results that (before fees and expenses) correspond to the total return of the S&P SmallCap 600 Index.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in common stocks that are included in the S&P SmallCap 600 Index. The S&P SmallCap
                   600 Index is an unmanaged market capitalization index consisting of 600 common stocks with market capitalizations ranging from $500 million to $3 billion that capture the economic and industry characteristics of small company stock performance. It is not available for investment.

The Fund may buy stock index futures and other financial futures as substitutes for the underlying securities in the S&P SmallCap 600 Index.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Different common stocks have different weightings in the S&P SmallCap 600 Index, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P SmallCap 600 Index, the portfolio manager will try to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P SmallCap 600 Index, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P SmallCap 600 Index.

The Fund tries to achieve a correlation of at least 0.95 with the S&P SmallCap 600 Index on an annual basis (before fees and expenses). The Fund's ability to track the S&P SmallCap 600 Index is affected by transaction costs and other expenses, changes in the composition of the S&P SmallCap 600 Index, changes in the number of shares issued by the companies represented in the S&P SmallCap 600 Index, and by the timing and amount of shareholder purchases and redemptions, among other things.

Equity mutual funds, like other investors in equity securities, incur transaction costs, such as brokerage costs, when they buy and sell securities. The portfolio manager tries to minimize these costs for the Fund by using program trades and crossing networks.

The portfolio manager may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPHIC)     PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
                   Columbia Small Cap Index Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund tries to match (before fees and expenses) the returns of the S&P SmallCap 600 Index, and is not actively managed. There is no assurance that the returns of the Fund will match the returns of the S&P SmallCap 600 Index. The value of the Fund will rise and fall with the performance of the S&P SmallCap 600 Index.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - SMALL COMPANY RISK -- Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

      - FUTURES RISK -- This Fund may use futures contracts as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1997     1998     1999     2000     2001     2002     2003     2004     2005
                ----     ----     ----     ----     ----     ----     ----     ----     ----
               27.55%   -1.89%    5.27%    9.20%    5.66%   -15.37%  37.94%   22.08%    7.14%



               *Year-to-date return as of June 30, 2006: 7.44%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2001:           20.49%
         WORST: 3RD QUARTER 1998:         -20.89%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P SmallCap 600 Index, an unmanaged index of 600 common stocks, weighted by market capitalization. The S&P SmallCap 600 Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                        1 YEAR   5 YEARS    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES             7.14%   10.04%     9.94%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                 6.73%    9.58%     9.49%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES         4.89%    8.58%     8.60%



         S&P SMALLCAP 600 INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR TAXES)       7.68%   10.76%    11.40%

      *THE INCEPTION DATE OF CLASS A SHARES IS OCTOBER 15, 1996. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class A shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              Class A
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.20%



         Distribution (12b-1) and shareholder servicing fees            0.25%



         Other expenses                                                 0.02%
                                                                         -----



         Total annual Fund operating expenses                           0.47%



         Fee waivers and/or reimbursements                             (0.01)%
                                                                         -----



         Total net expenses(3)                                          0.46%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.10% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE




      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $47      $150      $262       $590

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Fund's investment objective, principal investment strategies and risks in the descriptions starting on page
4. The following are some other risks and information you should consider before you invest:

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Any Fund with an 80% Policy may change it without shareholder approval by giving shareholders at least 60 days' notice. Other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund that is not already a feeder fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund it will have the additional risks of investing in a master portfolio.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio manager or portfolio management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      - INVESTMENT IN COLUMBIA MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Funds may invest their assets in the Columbia Money Market Funds. The Adviser and its affiliates are entitled to receive fees from the Columbia Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. The Adviser may waive fees which it is entitled to receive from either the Columbia Money Market Funds or the Funds.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

      - SECURITIES LENDING PROGRAM -- A Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned. It is possible that some of the approved broker-dealers or other financial institutions involved in the loans may be affiliates of Bank of America.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, distribution, administration, shareholder servicing, transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Columbia Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Columbia Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI and on the Columbia Funds' website. In addition, a complete list of each Fund's portfolio holdings for each calendar month will be available on the Columbia Funds website at www.columbiafunds.com under Fund Portfolio Data, 30 calendar days following each month-end, and will remain posted on the website for three months.

      - PORTFOLIO TURNOVER -- A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxable to individual shareholders at higher rates than long-term capital gains for federal income tax purposes. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. You'll find the portfolio turnover rates for each Fund in FINANCIAL HIGHLIGHTS.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- Each Fund may incur significant transaction costs that are in addition to the total annual Fund operating expenses disclosed in the fee tables. These transaction costs are made up of all the costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Fund's transaction costs are not.

How the Funds are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER (COLUMBIA MANAGEMENT ADVISORS, LLC) AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 100 mutual fund portfolios in the Columbia Funds Family, including the Funds described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities and money market instruments. The Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions.

Columbia Management currently has approximately $312 billion in assets under management, which consists of assets under the discretionary management of both the Adviser and Columbia Wanger Asset Management, L.P.

The table below tells you which portfolio managers are responsible for making the day-to-day investment decisions for each Portfolio. The professional biographies of the portfolio managers follow the table. The SAI provides additional information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolios.

  FUND                                    PORTFOLIO MANAGER
  COLUMBIA LARGE CAP INDEX FUND           VIKRAM KURIYAN



  COLUMBIA LARGE CAP ENHANCED CORE FUND   VIKRAM KURIYAN



  COLUMBIA MID CAP INDEX FUND             VIKRAM KURIYAN



  COLUMBIA SMALL CAP INDEX FUND           VIKRAM KURIYAN

                                                    BUSINESS EXPERIENCE
  PORTFOLIO MANAGER    LENGTH OF SERVICE WITH FUND  DURING PAST FIVE YEARS
  VIKRAM KURIYAN       COLUMBIA LARGE CAP INDEX     COLUMBIA MANAGEMENT --
                       FUND SINCE JANUARY 2000      PORTFOLIO MANAGER SINCE 2000
                       COLUMBIA LARGE CAP ENHANCED
                       CORE FUND SINCE JANUARY
                       2000
                       COLUMBIA MID CAP INDEX FUND
                       SINCE JANUARY 2000
                       COLUMBIA SMALL CAP INDEX
                       FUND SINCE JANUARY 2000

Columbia Funds pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with the Adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

The Adviser has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2007. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that the Adviser will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees the Adviser can receive, along with the actual advisory fees the Adviser and/or an affiliate received during the Funds' last fiscal year after waivers and/or reimbursements. Certain Funds have a breakpoint schedule for their advisory fees. Please refer to the fee tables of the Funds for the specifics of any applicable breakpoint schedule.

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                           MAXIMUM     ACTUAL FEE
                                                           ADVISORY     PAID LAST
                                                             FEE       FISCAL YEAR
  COLUMBIA LARGE CAP INDEX FUND                             0.10%         0.10%



  COLUMBIA LARGE CAP ENHANCED CORE FUND                     0.35%         0.35%



  COLUMBIA MID CAP INDEX FUND                               0.10%         0.10%



  COLUMBIA SMALL CAP INDEX FUND                             0.10%         0.10%

INVESTMENT SUB-ADVISER

Columbia Funds and the Adviser may engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;


  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or


  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and the Funds have applied for relief from the SEC to permit the Funds to act on many of the Adviser's recommendations with approval only by the Board and not by Fund shareholders. The Adviser or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02111-2621

--------------------------------------------------------------------------------


OTHER SERVICE PROVIDERS

The Funds are distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer and an indirect, wholly-owned subsidiary of Bank of America Corporation. The Distributor may pay distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------


Columbia Management Advisors, LLC is the administrator of the Funds (Administrator), and is responsible for overseeing the administrative operations of the Funds. The Funds (excluding Columbia Large Cap Enhanced Core Fund) pay the Administrator a fee of 0.10% for its services, plus certain out-of-pocket expenses. Columbia Large Cap Enhanced Core Fund pays the Administrator a fee of 0.17% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds and is paid monthly.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc., is the transfer agent for the Funds' shares (Transfer Agent), and is an indirect, wholly-owned subsidiary of Bank of America Corporation. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares
(DOLLAR SIGN GRAPHIC)

--------------------------------------------------------------------------------

WE'VE USED THE TERM INVESTMENT PROFESSIONAL TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING CLASS A SHARES OF THE COLUMBIA FUNDS. SELLING AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.

WE'VE USED THE TERM RETIREMENT PLAN ADMINISTRATOR TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING CLASS R SHARES OF COLUMBIA LARGE CAP ENHANCED CORE FUND.

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


You can invest in Class A shares of the Funds through your selling agent. You don't pay any sales charges when you buy, sell or exchange Class A shares of the Index Funds. We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions regarding Class A shares. Once you have an account, you can buy, sell and exchange Class A shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us. You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

You can invest in Class R shares of Columbia Large Cap Enhanced Core Fund through your eligible retirement plan. Please contact your retirement plan administrator directly for more information.
Class R shares are available to certain eligible investors and must be purchased through eligible retirement plans. Eligible investors are as follows:

  - 401(k) plans;

  - 457 plans;

  - employer-Sponsored 403(b) plans;

  - profit sharing and money purchase pension plans;

  - defined benefit plans; and

  - non-qualified deferred compensation plans ("eligible retirement plans")

Class R shares will not be available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs, individual 403(b) plans or 529 tuition programs.

Columbia Large Cap Enhanced Core Fund reserves the right to change the criteria for eligible investors. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

The table starting on page 32 summarizes some key information about buying, selling and exchanging shares. The Funds also offer another class of shares, with different features and expense levels, which you may be eligible to buy. Specifically, the Funds offer Class Z shares which have lower expense levels and limited service features and are only available to certain eligible investors that meet specific criteria, including investing through an eligible financial institution or intermediary. Please contact your investment professional, or call us at 1.800.345.6611 if you have any questions or you need help placing an order.

Certain financial institutions and intermediaries that offer Class Z shares may in certain circumstances determine that a shareholder invested in Class A or Class R shares is eligible for Class Z shares and will have their shares automatically converted to Class Z shares. No sales charges or other charges will apply to such a conversion, however, an investor should contact their financial institution or intermediary to learn the details of any such policy and also should talk to their tax adviser about the tax consequences of any such automatic conversion.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.


SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of a Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing." The Funds are not intended as vehicles for market timing. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Funds to implement their market timing strategies. Columbia Funds' Board has adopted policies and procedures with respect to market timing activity as discussed below.

Market timing may negatively impact long-term performance of a Fund by requiring it to maintain a larger percentage of assets in cash or to liquidate portfolio holdings at a disadvantageous time. Market timing could increase a Fund's expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, and large asset fluctuations that could diminish a Fund's ability to provide the maximum investment return to all participants. Certain Funds may be more susceptible to these negative effects of market timing. For example, Funds that invest principally in foreign securities may be more susceptible to arbitrage opportunities resulting from mispricing due to time zone differences among international financial markets. Market timers seek potential price differentials that may occur with securities that trade in a different time zone. The Funds that invest principally in small- and mid-capitalization securities may be more susceptible to arbitrage opportunities due to the less liquid nature of smaller company securities. Fair value pricing may reduce these arbitrage opportunities.

Columbia Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if Columbia Funds detects that a shareholder has conducted two "round trips" (as defined below) in a Fund (other than a Columbia Money Market Fund, Columbia Short Term Bond Fund or Columbia Short Term Municipal Bond Fund) that are deemed material by Columbia Funds in any 28-day period, Columbia Funds will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a Columbia Money Market Fund, Columbia Short Term Bond Fund or Columbia Short Term Municipal Bond Fund). In addition, if Columbia Funds determines that any person, group or account has engaged in any type of market timing activity (independent of the two round trip limit) Columbia Funds may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund. In any event, Columbia Funds also retains the right to reject any order to buy or exchange shares as discussed in the section BUYING, SELLING AND EXCHANGING SHARES - HOW ORDERS ARE PROCESSED and also retains the right to modify these market timing policies at any time without prior notice to shareholders.

The rights of shareholders to redeem shares of a Fund are not affected by any of these limits. However, certain Funds impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 60 days of their purchase. Please refer to the section ABOUT YOUR INVESTMENT - INFORMATION FOR
INVESTORS - REDEMPTION FEES in the prospectus for your Fund to determine if a redemption fee might be applicable to your shares.

For these purposes, a "round trip" is a purchase by any means into a Fund followed by a redemption, of any amount, by any means out of the same Fund. Under this definition, an exchange into a Fund followed by an exchange out of the same Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Systematic Investment Plan, Automatic Withdrawal Plan, Automatic Exchange Feature or similar automated plans generally are not subject to the two round trip limit. The two round trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Columbia Funds. However, there can be no assurance that these policies and procedures, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. Columbia Funds typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Columbia Funds practices discussed above. Consequently, there is the risk that Columbia Funds may not be able to do anything in response to market timing that occurs in a Fund which may result in certain shareholders being able to market time a Fund while the shareholders in that Fund bear the burden of such activities.

Columbia Funds seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither Columbia Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or transfers.

                        Ways to buy, sell
                           or exchange        How much you can buy, sell or exchange            Other things to know
                       -------------------    --------------------------------------    -------------------------------------
Buying shares          In a lump sum          MINIMUM INITIAL INVESTMENT FOR CLASS A    There is no limit to the amount you
                                              SHARES:                                   can invest in Class A shares or Class
                                              - $1,000 for regular accounts             R shares.
                                              - $25 for traditional and Roth IRAs,      Class R shares may only be purchased
                                              and Coverdell Education Savings           through eligible retirement plan
                                                Accounts                                accounts.
                                              - no minimum for certain fee-based
                                                accounts and certain retirement plan
                                                accounts
                                              MINIMUM ADDITIONAL INVESTMENT:
                                              - $25 for traditional and Roth IRAs,
                                              and Coverdell Education Savings
                                                Accounts
                                              - $50 for all other accounts
                                              THERE IS NO MINIMUM INITIAL INVESTMENT
                                              REQUIREMENT PER CLASS R SHARES

                       Using our              minimum initial investment:               You can buy shares any day of the
                       Systematic             - $50                                     month on a monthly, quarterly or
                       Investment Plan        minimum additional investment:            semi-annual schedule.
                       (Class A shares)       - $50

Selling shares         In a lump sum          Class A shares:                           Class R shares may only be sold
                                              - shares sold by check via the            through eligible retirement plan
                                              telephone or through the internet are     accounts.
                                                limited to an aggregate of $100,000     A Fund will generally send proceeds
                                                in a 30-day period if you qualify       from the sale to you within seven
                                                for telephone or internet orders        days (usually on the next business
                                              - other restrictions may apply to         day after your request is received in
                                                withdrawals from retirement plan        "good form"). However, if you
                                                accounts                                purchased your shares by check, a
                                                                                        Fund may delay sending the proceeds
                                                                                        from the sale of your shares for up
                                                                                        to 10 days after your purchase to
                                                                                        protect against checks that are
                                                                                        returned.

                       Using our Automatic    - no minimum per withdrawal               Your account balance must be at least
                       Withdrawal Plan        - $5,000 requirement waived for           $5,000 to set up the plan. You can
                       (Class A shares)       certain fee based accounts                make withdrawals any day of the month
                                                                                        on a monthly, quarterly or
                                                                                        semi-annual basis. We'll send your
                                                                                        money by check or deposit it directly
                                                                                        to your bank account.

Exchanging shares      In a lump sum          - new account minimums apply to           You can generally exchange Class A or
                                                exchanges                               Class R shares of an Index Fund for
                                                                                        Class A or Class R shares,
                                                                                        respectively, of any other Index Fund
                                                                                        distributed by the Distributor. Some
                                                                                        exceptions apply. You generally won't
                                                                                        pay a front-end sales charge on the
                                                                                        shares you're exchanging. An exchange
                                                                                        generally will incur a sales charge
                                                                                        if the original purchase was not
                                                                                        assessed a sales charge. Redemption
                                                                                        fees may apply.

                       Using our Automatic    - minimum $100 per exchange               You can make exchanges any day of the
                       Exchange Feature                                                 month.
                       (Class A shares)

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on a Fund's net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN A FUND

The value of a Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in a Fund. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. For example, securities which may be subject to fair valuation include, but are not limited to: (1) restricted securities for which a pricing service is unable to provide a market price; (2) securities whose trading has been formally suspended; (3) debt securities that have gone into default and for which there is no current market quotation; and
(4) a security whose market price is not available from a pre-established pricing service. In addition, the Funds may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which a Fund's share price is calculated. Foreign exchanges typically close before the time as of which Fund share prices are calculated, and may be closed altogether on some days a Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when a Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Columbia Funds has retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international equity securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by a Fund could change on days when Fund shares cannot be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders to buy, sell or exchange shares may be delivered to the Transfer Agent by telephone, in writing or through the internet. For more information on account and trading restrictions and special sign-up procedures for internet transactions, please call us at 1.800.345.6611. The Transfer Agent has procedures in place to authenticate electronic instructions. You will be asked to accept the terms of an online agreement and utilize a password for internet services.

Orders received in good order by the Fund, Distributor, Transfer Agent or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

TELEPHONE ORDERS
(Class A shares)
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. We will not be liable for following telephone instructions that we reasonably believe are genuine.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.


(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying Class A shares:

        - You buy Class A shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we reserve the right to cancel your order. We'll return any payment received for orders that have been cancelled.

        - Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We don't issue certificates.

      All orders for the purchase of Class R shares must be made through your eligible retirement plan. Here are some general rules for buying Class R shares:

        - You buy Class R shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we reserve the right to cancel your order. We'll return any payment received for orders that have been cancelled.

        - Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Funds. We don't issue certificates.

        - Financial institutions and intermediaries are responsible for recording the beneficial ownership of the shares of their clients, and for reporting this ownership on account statements they send to their clients.

      MINIMUM INITIAL INVESTMENT



      The minimum initial amount of Class A shares you can buy is usually
      $1,000.

      There is no minimum initial investment requirement for Class R shares. If you're buying Class A shares through one of the following accounts or plans, the minimum initial amount you can buy is:

        - $50 using our Systematic Investment Plan

        - $25 for traditional and Roth Individual Retirement Accounts (IRAs), and Coverdell Education Savings Accounts

        - There is no minimum for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts, other managed accounts and certain retirement plans

      MINIMUM ADDITIONAL INVESTMENT



      You can make additional purchases of Class A shares in the amount of $50, or $25 for traditional and Roth IRAs, and Coverdell Education Savings Accounts.

SYSTEMATIC INVESTMENT PLAN
(Class A shares)
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - You can buy shares any day of the month on a monthly, quarterly or semi-annual basis.

  - Some exceptions may apply to employees of Bank of America and its affiliates. For details, please contact your investment professional.

--------------------------------------------------------------------------------

"GOOD FORM" MEANS THAT THE MONEY USED TO PURCHASE YOUR SHARES IS FULLY COLLECTED. WHEN SELLING SHARES BY LETTER OF INSTRUCTION, "GOOD FORM" ALSO MEANS
(I) YOUR LETTER HAS COMPLETE INSTRUCTIONS, THE PROPER SIGNATURES AND MEDALLION SIGNATURE GUARANTEES AND (II) ANY OTHER REQUIRED DOCUMENTS ARE ATTACHED. FOR ADDITIONAL DOCUMENTS REQUIRED FOR SALES BY CORPORATIONS, AGENTS, FIDUCIARIES, SURVIVING JOINT OWNERS AND OTHER LEGAL ENTITIES PLEASE CALL 1.800.345.6611. NO INTEREST WILL BE PAID ON UNCASHED REDEMPTION CHECKS.




 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE
 PROCESSED.

--------------------------------------------------------------------------------



(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling Class A shares:

        - If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after the Fund, Distributor, Transfer Agent or their agents receive your order in good form. Your selling agent is responsible for depositing the sale proceeds to your account on time.

        - For shares sold by Fedwire there is generally a $500 minimum transaction amount and a fee of $7.50. The receiving bank may charge additional fees.

        - If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Fund receives your order in good form.

        - You can sell up to an aggregate of $100,000 of shares by check via the telephone or through the internet in a 30-day period if you qualify for telephone or internet orders.

        - If you paid for your shares by check, we'll hold the sale proceeds when you sell those shares for at least 10 days after the trade date of the purchase.

        - If you hold any shares in certificate form, you will not be able to sell those shares until you have returned the certificates to the Transfer Agent.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      For information about how to sell Class R shares through your eligible retirement plan, please contact your plan administrator. Here are some general rules for selling shares:

        - If you paid for your shares by check, we'll hold the sale proceeds when you sell those shares for at least 10 days after the trade date of the purchase.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), or your account may be subject to an annual fee of $10. The Transfer Agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty.

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you.

        - under certain other circumstances allowed under the 1940 Act.

AUTOMATIC WITHDRAWAL PLAN
(Class A shares)
The Automatic Withdrawal Plan lets you withdraw funds any day of the month on a monthly, quarterly or semi-annual basis. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

        - Your account balance must be at least $5,000 to set up the plan. Certain fee based accounts are not subject to the $5,000 requirement.

        - If you set up the plan after you've opened your account, your signature must be Medallion Guaranteed.

        - We'll send you a check or deposit the money directly to your bank account.

        - You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------



(EXCHANGING SHARES EXCHANGING SHARES
  GRAPHIC)

      You can generally sell Class A or Class R shares of a Fund to buy, respectively, Class A or Class R shares of another Fund distributed by the Distributor. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - A sales charge may apply when exchanging from a Money Market Fund to a Fund with a front-end sales charge.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until the Transfer Agent has received the certificate and deposited the shares to your account.

AUTOMATIC EXCHANGE FEATURE
(Class A shares)
The Automatic Exchange Feature lets you exchange $100 or more of Class A shares any day of the month. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to the Transfer Agent in writing or call 1.800.345.6611.

  - If you set up your plan to exchange more than $100,000 you must have your signature Medallion Guaranteed.

  - You can choose to have us transfer your money on any day of the month.

  - The rules for making exchanges apply to automatic exchanges.

How selling and servicing agents are paid
(PERCENT GRAPHIC)

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

--------------------------------------------------------------------------------


Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

COMMISSIONS


CLASS R SHARES

Your selling and/or servicing agent may receive an up-front commission from the Distributor when you buy Class R shares of a Fund, in accordance with the following table:

                                                               COMMISSION
                                                             (AS A % OF THE
                                                             NET ASSET VALUE
AMOUNT PURCHASED                                               PER SHARE)
----------------                                             ---------------
first $50 million.........................................        0.50%
over $50 million..........................................        0.25%


--------------------------------------------------------------------------------

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12b-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12b-1 UNDER THE 1940 ACT.

YOUR SELLING AGENT MAY CHARGE OTHER FEES RELATED TO SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------


DISTRIBUTION (12b-1) AND SHAREHOLDER SERVICING FEES

The Distributor and selling and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

The amount of the fee depends on the class of shares you own:

                               MAXIMUM ANNUAL DISTRIBUTION (12B-1) FEE
                             (AS AN ANNUAL % OF AVERAGE DAILY NET ASSETS)
  CLASS A SHARES     0.25% COMBINED SHAREHOLDER SERVICING AND DISTRIBUTION
                     (12b-1) FEE



  CLASS R SHARES     0.50% DISTRIBUTION (12b-1) FEE

Fees are calculated daily and paid to the Distributor periodically. Because these fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment over time and may cost you more than any sales charges you may pay.

The Funds pay these fees to the Distributor and/or to eligible selling and servicing agents and financial institutions, including the Adviser or other affiliates, for as long as the plan continues. We may reduce or discontinue payments at any time.

OTHER COMPENSATION -- FINANCIAL INTERMEDIARY PAYMENTS

In addition, the Distributor or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor or one of its affiliates. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by the Distributor attributable to that financial intermediary, gross sales of the mutual funds distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the support payments to any one financial intermediary are generally expected to be between 0.02% and 0.10% (between 0.03% and 0.12% in the case of the

Columbia Money Market Funds) on an annual basis for payments based on average net assets of the Funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds (other than the Columbia Money Market Funds) attributable to the financial intermediary. The Distributor or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in the Fund.

Payments may also be made to certain financial intermediaries, including other Bank of America affiliates, that provide investor services to retirement plans and other investment programs to compensate financial intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.30% of the total Fund assets in the program on an annual basis. The Board has authorized the Funds to reimburse the Transfer Agent for amounts paid to financial intermediaries that maintain assets in omnibus accounts, subject to an annual cap of 0.11% of net assets maintained in such accounts. The amounts in excess of that reimbursed by a Fund will be borne by the Distributor or its affiliates.

The Distributor or its affiliates may make other payments or allow promotional incentives to financial intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

Amounts paid by the Distributor or its affiliates are paid out of the Distributor's or its affiliates' own revenue and do not increase the amount paid by you or your Fund. You can find further details about the payments made by the Distributor or its affiliates and the services provided by financial intermediaries as well as a list of the financial intermediaries to which the Distributor or its affiliates has agreed to make marketing support payments in the SAI, which can be obtained at www.columbiafunds.com or by calling
1.800.345.6611. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from the Distributor and its affiliates and any services it provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular Fund or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.

Distributions and taxes

(TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, the gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain, if any, to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares and is called a distribution.

All of the Funds distribute any net realized capital gain at least once a year. The Funds normally declare and pay distributions of net investment income annually. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily distribution Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Funds) or trade date (all other Funds), and net realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover or by calling us at
1.800.345.6611. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the same Fund.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Fund shares shortly before the Fund makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the realized gain. This distribution is also subject to tax. The Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(k) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Fund's ordinary income and net realized short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions that come from net realized long-term capital gain, if any, generally are taxable to you as long-term capital gain.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund's long-term capital gain distributed to individual shareholders, if any, generally will qualify for the reduced rate of tax if attributable to the Fund's sales and exchanges. Also, if you're an individual Fund shareholder, the portion of your distributions attributable to dividends received by the Fund from its direct investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% rate of tax as long as certain holding period requirements are met by you for your Fund shares and the Fund for its investment in stock producing such dividends. Absent further legislation, those reduced rates of tax will expire after December 31, 2010. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and your federal tax status. Foreign, state and local taxes may also apply to distributions.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you're otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied as a credit against your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

Your redemptions (including redemptions paid in securities) and exchanges of Fund shares usually will result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held such Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

Legal matters

On February 9, 2005, the Adviser and Distributor entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, the Adviser and Distributor have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. The Adviser and Distributor are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Columbia Funds Series Trust (formerly known as Nations Funds Trust), its Board of Trustees, Bank of America Corporation and certain of its affiliates, including the Adviser and Distributor (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and other cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Funds Series Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds Series Trust against BAC and others that asserts claims under the federal securities laws and state common law. Columbia Funds Series Trust is a nominal defendant in this action.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of these actions. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Columbia Funds shareholders and/or the Columbia Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for preliminary approval.

Separately, several putative class actions have been filed against Columbia Funds Series Trust, Bank of America Corporation and certain of its affiliates, and others, in various federal courts relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. (George Siepel, et al. v. Bank of America, Columbia Funds Series Trust, et al., instituted December 28, 2005, U.S. District Court, E.D. Mo.; Luleff v. Bank of America, Columbia Funds Series Trust, William Carmichael, et al., instituted February 22, 2006, U.S. District Court, S.D. NY.) The suits allege various claims including state law claims for breach of fiduciary duty, breach of contract, unjust enrichment and violations of federal securities laws and seek damages and other remedies.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights tables are designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the Funds' financial statements, is included in the Funds' annual report. The independent registered public accounting firm's report and the Funds' financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

COLUMBIA LARGE CAP INDEX FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $22.67               $21.65               $16.27               $21.98
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.36                0.37###               0.24                 0.20
  Net realized and unrealized gain/(loss)
    on investments                               2.19                 1.01                 5.37                (5.75)
  Net increase/(decrease) in net asset
    value from operations                        2.55                 1.38                 5.61                (5.55)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.25)               (0.36)               (0.23)               (0.16)
  Distributions from net realized gains           --                   --                   --                   --
  Total dividends and distributions             (0.25)               (0.36)               (0.23)               (0.16)
  Net asset value, end of year                  $24.97               $22.67               $21.65               $16.27
  TOTAL RETURN++                                11.27%                6.33%               34.50%              (25.28)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $70,808              $37,088              $33,188              $23,660
  Ratio of operating expenses to average
    net assets(a)                              0.39%(c)               0.39%              0.51%(d)             0.60%(c)
  Ratio of net investment income/(loss)
    to average net assets                        1.53%                1.67%                1.23%                1.14%
  Portfolio turnover rate                         12%                  4%                   1%                   6%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  0.53%(f)             0.53%(b)             0.75%(e)               0.94%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $22.24
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.18
  Net realized and unrealized gain/(loss)
    on investments                               (0.26)
  Net increase/(decrease) in net asset
    value from operations                        (0.08)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.18)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.18)
  Net asset value, end of year                   $21.98
  TOTAL RETURN++                                 (0.30)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $33,238
  Ratio of operating expenses to average
    net assets(a)                               0.60%(c)
  Ratio of net investment income/(loss)
    to average net assets                         0.80%
  Portfolio turnover rate                          7%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.93%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
### Net investment income per share reflects a special dividend which amounted to $0.07 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.50% for Class A shares.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.
(d) The reimbursement from the Fund's investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.72% for Class A shares.
(f) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.47% for Class A shares.

COLUMBIA LARGE CAP ENHANCED CORE FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $13.41               $13.56                $9.98               $13.99
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.17                0.17###               0.11                 0.10
  Net realized and unrealized gain/(loss)
    on investments                               1.42                 0.66                 3.59                (3.51)
  Net increase/(decrease) in net asset
    value from operations                        1.59                 0.83                 3.70                (3.41)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.15)               (0.21)               (0.12)               (0.06)
  Distributions from net realized gains         (0.72)               (0.77)                 --                 (0.54)
  Total dividends and distributions             (0.87)               (0.98)               (0.12)               (0.60)
  Net asset value, end of year                  $14.13               $13.41               $13.56                $9.98
  TOTAL RETURN++                                12.35%                6.59%               37.08%              (25.24)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $18,508              $17,653              $18,734              $15,663
  Ratio of operating expenses to average
    net assets(a)                                0.75%                0.75%             0.75%(c)(d)           0.75%(c)
  Ratio of net investment income/(loss)
    to average net assets                        1.23%                1.27%                0.98%                1.01%
  Portfolio turnover rate                        269%                 218%                 307%                 366%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  0.90%(f)             1.00%(b)             1.01%(e)               1.05%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $14.89
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.09
  Net realized and unrealized gain/(loss)
    on investments                                0.39
  Net increase/(decrease) in net asset
    value from operations                         0.48
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.09)
  Distributions from net realized gains          (1.29)
  Total dividends and distributions              (1.38)
  Net asset value, end of year                   $13.99
  TOTAL RETURN++                                  2.55%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $25,420
  Ratio of operating expenses to average
    net assets(a)                               0.75%(c)
  Ratio of net investment income/(loss)
    to average net assets                         0.64%
  Portfolio turnover rate                         345%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     1.00%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
### Net investment income per share reflects a special dividend which amounted to $0.04 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.97% for Class A shares.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.
(d) The reimbursement from the Fund's investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.98% for Class A shares.
(f) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.84% for Class A shares.

COLUMBIA LARGE CAP ENHANCED
CORE FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                  PERIOD ENDED
  CLASS R SHARES                                                   03/31/06*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                               $13.68
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)(a)                                     0.03
  Net realized and unrealized gain/(loss)
    on investments                                                    0.42
  Net increase/(decrease) in net asset
    value from operations                                             0.45
  LESS DISTRIBUTIONS:
  Dividends from net investment income                                 --
  Total dividends and distributions                                    --
  Net asset value, end of period                                     $14.13
  TOTAL RETURN++                                                    3.29%(b)
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                                $10
  Ratio of operating expenses to average
    net assets(c)                                                   1.00%(d)
  Ratio of net investment income/(loss)
    to average net assets                                           0.91%(d)
  Portfolio turnover rate                                             269%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(c)                                     1.09%(d)(f)

* The Fund's Class R Shares commenced operations on January 23, 2006.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) Per share net investment income/(loss) has been calculated using the monthly average shares method.
(b) Not annualized.
(c) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%
(d) Annualized.
(e) The effect of interest expense on the operating expense ratio was less than 0.01%.
(f) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.03% for Class R Shares.

COLUMBIA MID CAP INDEX FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
  CLASS A SHARES                               03/31/06           03/31/05           03/31/04           03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.92             $10.26             $6.96              $9.33
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.12               0.10               0.06               0.05
  Net realized and unrealized gain/(loss)
    on investments                               2.15               0.91               3.30              (2.26)
  Net increase/(decrease) in net asset
    value from operations                        2.27               1.01               3.36              (2.21)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.12)             (0.08)             (0.06)             (0.04)
  Distributions from net realized gains         (0.58)             (0.27)              --**              (0.12)
  Total dividends and distributions             (0.70)             (0.35)             (0.06)             (0.16)
  Net asset value, end of year                  $12.49             $10.92             $10.26             $6.96
  TOTAL RETURN++                                21.37%             10.03%             48.31%            (23.98)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $18,115             $9,606             $7,385             $2,189
  Ratio of operating expenses to average
    net assets                               0.39%(a)(b)        0.39%(a)(b)       0.50%(a)(b)(d)        0.60%(a)
  Ratio of operating expenses including
    interest expense to average net
    assets                                   0.39%(a)(b)          0.39%(b)        0.50%(a)(b)(d)        0.60%(a)
  Ratio of net investment income/(loss)
    to average net assets                       1.00%              0.96%              0.70%              0.59%
  Portfolio turnover rate                        24%                18%                 9%                15%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                   0.54%(a)(c)          0.53%(c)         0.75%(a)(e)          0.95%(a)

                                               YEAR ENDED
  CLASS A SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $8.41
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.05
  Net realized and unrealized gain/(loss)
    on investments                                1.46
  Net increase/(decrease) in net asset
    value from operations                         1.51
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.04)
  Distributions from net realized gains          (0.55)
  Total dividends and distributions              (0.59)
  Net asset value, end of year                   $9.33
  TOTAL RETURN++                                 17.99%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $1,123
  Ratio of operating expenses to average
    net assets                                  0.60%(a)
  Ratio of operating expenses including
    interest expense to average net
    assets                                      0.60%(a)
  Ratio of net investment income/(loss)
    to average net assets                        0.57%
  Portfolio turnover rate                         16%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      0.97%(a)

* Columbia Mid Cap Index Fund Class A shares commenced operations on May 31,
2000.
** Amount represents less than $0.01 per share.
+ Annualized.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.48% for Class A shares.
(d) The reimbursement from the Fund's investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.72% for Class A Shares.

COLUMBIA SMALL CAP INDEX FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $19.16               $17.88               $11.57               $15.60
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.13                 0.12                 0.05                 0.03
  Net realized and unrealized gain/(loss)
    on investments                               4.32                 2.03                 6.39                (3.99)
  Net increase/(decrease) in net asset
    value from operations                        4.45                 2.15                 6.44                (3.96)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.09)               (0.10)               (0.08)               (0.01)
  Distributions from net realized gains         (0.28)               (0.77)               (0.05)               (0.06)
  Total dividends and distributions             (0.37)               (0.87)               (0.13)               (0.07)
  Net asset value, end of year                  $23.24               $19.16               $17.88               $11.57
  TOTAL RETURN++                                23.46%               12.58%               55.73%              (25.46)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $45,365              $14,337              $12,534              $7,814
  Ratio of operating expenses to average
    net assets(a)                              0.46%(b)               0.46%              0.56%(d)               0.65%
  Ratio of operating expenses including
    interest expense to average net
    assets(a)                                  0.46%(b)             0.46%(c)            0.56%(c)(d)             0.65%
  Ratio of net investment income/(loss)
    to average net assets                        0.62%                0.64%                0.32%                0.26%
  Portfolio turnover rate                         20%                  16%                  16%                  26%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  0.53%(f)             0.57%(c)             0.78%(e)               1.01%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $13.22
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.03
  Net realized and unrealized gain/(loss)
    on investments                                2.72
  Net increase/(decrease) in net asset
    value from operations                         2.75
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.04)
  Distributions from net realized gains          (0.33)
  Total dividends and distributions              (0.37)
  Net asset value, end of year                   $15.60
  TOTAL RETURN++                                 20.97%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $8,724
  Ratio of operating expenses to average
    net assets(a)                                 0.65%
  Ratio of operating expenses including
    interest expense to average net
    assets(a)                                     0.65%
  Ratio of net investment income/(loss)
    to average net assets                         0.21%
  Portfolio turnover rate                          18%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     1.01%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.50% for Class A shares.
(d) The reimbursement from the Fund's investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.76% for Class A shares.
(f) The effect of the non-recurring costs assumed by Bank of America is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.47% for Class A shares.

Hypothetical investment and expense information

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Funds, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in each class of the Funds assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the Funds, which are the same as those stated in the Annual Fund Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables shown below reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charges, if any, which may be payable on redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

COLUMBIA LARGE CAP INDEX FUND -- CLASS A SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              0.39%                4.61%             $10,461.00       $39.90
       2           10.25%              0.47%                9.35%             $10,934.88       $50.28
       3           15.76%              0.47%               14.30%             $11,430.23       $52.56
       4           21.55%              0.47%               19.48%             $11,948.02       $54.94
       5           27.63%              0.47%               24.89%             $12,489.27       $57.43
       6           34.01%              0.47%               30.55%             $13,055.03       $60.03
       7           40.71%              0.47%               36.46%             $13,646.43       $62.75
       8           47.75%              0.47%               42.65%             $14,264.61       $65.59
       9           55.13%              0.47%               49.11%             $14,910.80       $68.56
      10           62.89%              0.47%               55.86%             $15,586.25       $71.67
  TOTAL GAIN AFTER FEES &
    EXPENSES                                                                   $5,586.25
  TOTAL ANNUAL FEES & EXPENSES                                                                $583.70

COLUMBIA LARGE CAP ENHANCED CORE FUND -- CLASS A SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              0.75%                4.25%             $10,425.00         $76.59
       2           10.25%              0.84%                8.59%             $10,858.68         $89.39
       3           15.76%              0.84%               13.10%             $11,310.40         $93.11
       4           21.55%              0.84%               17.81%             $11,780.91         $96.98
       5           27.63%              0.84%               22.71%             $12,271.00        $101.02
       6           34.01%              0.84%               27.81%             $12,781.47        $105.22
       7           40.71%              0.84%               33.13%             $13,313.18        $109.60
       8           47.75%              0.84%               38.67%             $13,867.01        $114.16
       9           55.13%              0.84%               44.44%             $14,443.88        $118.91
      10           62.89%              0.84%               50.45%             $15,044.74        $123.85
  TOTAL GAIN AFTER FEES &
    EXPENSES                                                                   $5,044.74
  TOTAL ANNUAL FEES & EXPENSES                                                                $1,028.83

COLUMBIA LARGE CAP ENHANCED CORE FUND -- CLASS R SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              1.00%                4.00%             $10,400.00        $102.00
       2           10.25%              1.09%                8.07%             $10,806.64        $115.58
       3           15.76%              1.09%               12.29%             $11,229.18        $120.10
       4           21.55%              1.09%               16.68%             $11,668.24        $124.79
       5           27.63%              1.09%               21.24%             $12,124.47        $129.67
       6           34.01%              1.09%               25.99%             $12,598.54        $134.74
       7           40.71%              1.09%               30.91%             $13,091.14        $140.01
       8           47.75%              1.09%               36.03%             $13,603.00        $145.48
       9           55.13%              1.09%               41.35%             $14,134.88        $151.17
      10           62.89%              1.09%               46.88%             $14.687.55        $157.08
  TOTAL GAIN AFTER FEES &
    EXPENSES                                                                   $4,687.55
  TOTAL ANNUAL FEES & EXPENSES                                                                $1,320.62

COLUMBIA MID CAP INDEX FUND -- CLASS A SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              0.39%                4.61%             $10,461.00       $39.90
       2           10.25%              0.47%                9.35%             $10,934.88       $50.28
       3           15.76%              0.47%               14.30%             $11,430.23       $52.56
       4           21.55%              0.47%               19.48%             $11,948.02       $54.94
       5           27.63%              0.47%               24.89%             $12,489.27       $57.43
       6           34.01%              0.47%               30.55%             $13,055.03       $60.03
       7           40.71%              0.47%               36.46%             $13,646.43       $62.75
       8           47.75%              0.47%               42.65%             $14,264.61       $65.59
       9           55.13%              0.47%               49.11%             $14,910.80       $68.56
      10           62.89%              0.47%               55.86%             $15,586.25       $71.67
  TOTAL GAIN AFTER FEES &
    EXPENSES                                                                   $5,586.25
  TOTAL ANNUAL FEES & EXPENSES                                                                $583.70

COLUMBIA SMALL CAP INDEX FUND -- CLASS A SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              0.46%                4.54%             $10,454.00       $47.04
       2           10.25%              0.47%                9.28%             $10,927.57       $50.25
       3           15.76%              0.47%               14.23%             $11,422.58       $52.52
       4           21.55%              0.47%               19.40%             $11,940.03       $54.90
       5           27.63%              0.47%               24.81%             $12,480.91       $57.39
       6           34.01%              0.47%               30.46%             $13,046.30       $59.99
       7           40.71%              0.47%               36.37%             $13,637.29       $62.71
       8           47.75%              0.47%               42.55%             $14,255.06       $65.55
       9           55.13%              0.47%               49.01%             $14,900.82       $68.52
      10           62.89%              0.47%               55.76%             $15,575.82       $71.62
  TOTAL GAIN AFTER FEES &
    EXPENSES                                                                   $5,575.82
  TOTAL ANNUAL FEES & EXPENSES                                                                $590.48

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO COLUMBIA FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------

Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of the Fund's assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 under the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CROSSING NETWORKS -- an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DEPOSITARY RECEIPTS -- evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVERSIFIED -- A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

DURATION -- a measure used to estimate how much a Fund's net asset value will fluctuate in response to a change in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from two, or in some circumstances one, nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

FORWARD FOREIGN CURRENCY CONTRACTS -- a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUNDAMENTAL ANALYSIS -- a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

HIGH YIELD DEBT SECURITY -- a debt security (also known as a "junk" bond) that, at the time of purchase, is either rated by an NRSRO to be below investment-grade (e.g., rated "BB" or lower by S&P) or is unrated but believed by a Fund's portfolio manager(s) or portfolio management team to be of comparable quality.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

LEHMAN BROTHERS U.S. AGGREGATE INDEX -- an unmanaged index made up of U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities and asset-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MERRILL LYNCH ALL CONVERTIBLES ALL QUALITIES INDEX -- an unmanaged index that measures the performance of all U.S. dollar-denominated convertible securities of issuers not currently in bankruptcy. Securities in the index have total market values greater than $50 million at issuance. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MERRILL LYNCH 1-3 YEAR MUNICIPAL INDEX -- an unmanaged index that tracks the performance of investment grade U.S. tax exempt bonds with remaining terms to final maturities of at least one year and less than three years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MONEY MARKET INSTRUMENT -- a high quality, short-term debt security that pays interest based on a fixed, variable or floating rate and is considered to mature in 13 months or less. Money market instruments include, but are not limited to, U.S. Treasury obligations, U.S. government obligations, certificates of deposit and time deposits, bankers' acceptances, commercial paper, corporate bonds, extendible commercial notes, asset backed securities, funding agreements, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MORTGAGE DOLLAR ROLLS -- transactions in which a Fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase those or similar securities at a mutually agreed-upon future date and lower price. The difference between the sale price and the repurchase price is known as the "drop."

MSCI EAFE INDEX -- an unmanaged free float-adjusted market capitalization index that measures developed market equity performance, excluding the U.S. and Canada. The index includes Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MSCI WORLD INDEX -- an unmanaged free float-adjusted market capitalization index that measures global developed market equity performance. The index includes Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

OVER-THE-COUNTER MARKET -- a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

PRE-REFUNDED BOND -- a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

PRICE-TO-EARNINGS RATIO (P/E RATIO) -- the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

PRIVATE PLACEMENT -- a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

QUANTITATIVE ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

REAL ESTATE INVESTMENT TRUST (REIT) -- a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests. A REIT is a tax-advantaged entity with a special election under the Internal Revenue Code whose assets are composed primarily of such investments.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

RIGHT -- a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

RUSSELL 1000(R) GROWTH INDEX -- an unmanaged index that measures the performance of the largest U.S. companies based on total market capitalization, with higher price-to-book ratios and higher forecasted growth rates relative to the Russell 1000(R) Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 1000(R) INDEX -- an unmanaged index that measures the performance of the largest 1,000 U.S. companies and represents approximately 90% of the U.S. equity market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 1000(R) VALUE INDEX -- an unmanaged index that measures the performance of those securities in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) GROWTH INDEX -- an unmanaged index that measures the performance of those securities in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) INDEX -- an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index and represents approximately 8% of the U.S. equity market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) VALUE INDEX -- an unmanaged index that measures the performance of those securities in the Russell 2000(R) Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 3000(R) GROWTH INDEX -- an unmanaged index comprised of securities in the Russell 3000(R) Index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, with a greater than average growth orientation. Companies in the Russell 3000(R) Growth Index tend to exhibit higher price to book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 3000(R) INDEX -- an unmanaged index that measures the performance of the 3,000 largest U.S. securities based on total market capitalization, and represents approximately 98% of the investable U.S. equity market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) GROWTH INDEX -- an unmanaged index that measures the performance of those securities in the Russell Midcap(R) Index with higher price-to-book ratios and higher forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) INDEX -- an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index and represents approximately 24% of the U.S. equity market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) VALUE INDEX -- an unmanaged index that measures the performance of those securities in the Russell Midcap(R) Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P 500(1) INDEX -- an unmanaged index of 500 widely held common stocks. The S&P 500 covers 80% of the U.S. market and encompasses more than 100 different industry groups. It is not available for investment and does not reflect fees, brokerage commissions to other expenses of investing.

S&P MIDCAP 400(1) INDEX -- an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. It represents about 7% of the U.S. market capitalization. The index is weighted by market value, is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P SMALLCAP 600(1) INDEX -- an unmanaged index of 600 common stocks, weighted by market capitalization. The S&P SmallCap 600 represents 3% of U.S. market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SENIOR SECURITY -- a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SHORT-SELLING -- the practice of borrowing a security (or commodity futures contract) from a broker and selling it, with the understanding that it must later be repurchased and returned to the broker. Short-selling (or "selling short") is a technique used by investors who try to profit from the falling price of a stock.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

ZERO-COUPON BOND -- a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

(1)"Standard & Poor's", "S&P", "S&P 500", "Standard & Poor's 500", "500",
   "Standard & Poor's MidCap 400", "S&P MidCap 400", "Standard & Poor's SmallCap 600" and "S&P SmallCap 600" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Funds.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

COLUMBIA MANAGEMENT.

Where to find more information

You'll find more information about Columbia Funds Index Funds in the following documents:

Annual and semi-annual reports
The annual and semi-annual reports
contain information about Fund investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

Statement of Additional Information

The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Columbia Funds:

By telephone:
1.800.345.6611

By mail:
COLUMBIA FUNDS
C/O COLUMBIA FUNDS SERVICES
P.O. BOX 8081
BOSTON, MA 02266-8081

On the Internet:
WWW.COLUMBIAFUNDS.COM

Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number: 811-09645
Columbia Funds Series Trust
INT-36/111273-0606

COLUMBIA MANAGEMENT.

                                             Index Fund

                                             Prospectus -- Class B Shares

                                             August 1, 2006



                                             Columbia Large Cap Index Fund










                                             THE SECURITIES AND EXCHANGE
                                             COMMISSION (SEC) HAS NOT APPROVED
                                             OR DISAPPROVED THESE SECURITIES OR
                                             DETERMINED IF THIS PROSPECTUS IS
                                             TRUTHFUL OR COMPLETE.

                                             ANY REPRESENTATION TO THE CONTRARY
                                             IS A CRIMINAL OFFENSE.



 NOT FDIC-INSURED         NOT BANK ISSUED
 ----------------------------------------
      NO BANK
     GUARANTEE            MAY LOSE VALUE

AN OVERVIEW OF THE FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE COLUMBIA FUNDS FAMILY (COLUMBIA FUNDS OR COLUMBIA FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 37.

YOUR INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT OR OTHER OBLIGATION OF, OR ISSUED OR ENDORSED OR GUARANTEED BY, BANK OF AMERICA, N.A. (BANK OF AMERICA) OR ANY OF ITS AFFILIATES. YOUR INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUND AND MAY BE COMPENSATED OR INCENTED IN CONNECTION WITH THE SALE OF THE FUND.

YOUR INVESTMENT IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL INVESTED. YOUR INVESTMENT MAY LOSE MONEY.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about Columbia Large Cap Index Fund. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

ABOUT THE FUND

Columbia Large Cap Index Fund focuses on long-term growth. It seeks to match the industry and risk characteristics of a specific stock market index, like the S&P 500, by investing primarily in the equity securities that are included in the index.

Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have the highest risk. There's always the risk that you'll lose money, or that you may not earn as much as you expect.

CHOOSING THE RIGHT FUND FOR YOU

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

Columbia Large Cap Index Fund may be suitable for you if:

  - you have longer-term investment goals

  - it's part of a balanced portfolio

  - you want to try to protect your portfolio against a loss of buying power that inflation can cause over time

It may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with equity securities

  - you have short-term investment goals

  - you're looking for a regular stream of income

You'll find a discussion of the Fund's investment objective, principal investment strategies and risks in the Fund description that starts on page 4.

FOR MORE INFORMATION

If you have any questions about the Fund, please call us at 1.800.345.6611 or contact your investment professional.

You'll find more information about the Fund in the Statement of Additional Information (SAI). The SAI includes more detailed information about the Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Fund
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

COLUMBIA MANAGEMENT ADVISORS, LLC (THE ADVISER) IS THE INVESTMENT ADVISER TO THE FUND. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER STARTING ON PAGE 12.

--------------------------------------------------------------------------------


COLUMBIA LARGE CAP INDEX FUND                                    4
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     10
------------------------------------------------------------------
HOW THE FUND IS MANAGED                                         12

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                         18
     How orders are processed                                   22
  How selling and servicing agents are paid                     28
  Distributions and taxes                                       30
  Legal matters                                                 32
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            33
------------------------------------------------------------------
HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION                 35
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   37
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

COLUMBIA LARGE CAP INDEX FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THE FUND'S ADVISER. VIKRAM KURIYAN IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 12.

WHAT IS AN INDEX FUND?

INDEX FUNDS USE A "PASSIVE" OR "INDEXING" INVESTMENT APPROACH, WHICH ATTEMPTS TO DUPLICATE THE PERFORMANCE OF A SPECIFIC MARKET INDEX.

CORRELATION MEASURES HOW CLOSELY A FUND'S RETURNS MATCH THOSE OF AN INDEX. A PERFECT CORRELATION OF 1.0 MEANS THAT THE NET ASSET VALUE OF THE FUND INCREASES OR DECREASES IN EXACT PROPORTION TO CHANGES IN THE INDEX.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks investment results that (before fees and expenses) correspond to the total return of the S&P 500 Index.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in common stocks that are included in the S&P 500 Index. The S&P 500 Index is an unmanaged index of 500 widely held common stocks, and is not available for investment.

The Fund may buy stock index futures and financial futures as substitutes for the underlying securities in the S&P 500 Index.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Different common stocks have different weightings in the S&P 500 Index, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P 500 Index, the portfolio manager will try to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P 500 Index, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P 500 Index. The Fund may buy shares of Bank of America Corporation, which is currently included in the S&P 500 Index, subject to certain restrictions.

The Fund tries to achieve a correlation of at least 0.95 with the S&P 500 Index on an annual basis (before fees and expenses). The Fund's ability to track the S&P 500 Index is affected by transaction costs and other expenses, changes in the composition of the S&P 500 Index, changes in the number of shares issued by the companies represented in the S&P 500 Index, and by the timing and amount of shareholder purchases and redemptions, among other things.

Equity mutual funds, like other investors in equity securities, incur transaction costs, such as brokerage costs, when they buy and sell securities. The portfolio manager tries to minimize these costs for the Fund by using program trades and crossing networks.

The portfolio manager may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------



(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         SUBJECT TO THE LIMITED EXCEPTION DISCUSSED BELOW, THE FUND IS NO LONGER
                   ACCEPTING NEW INVESTMENTS FROM PROSPECTIVE INVESTORS IN CLASS B SHARES. SHARES
                   OF THE FUND CURRENTLY MAY ONLY BE PURCHASED BY CURRENT SHAREHOLDERS.
                   Columbia Large Cap Index Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund tries to match (before fees and expenses) the returns of the S&P 500 Index, and is not actively managed. There is no assurance that the returns of the Fund will match the returns of the S&P 500 Index. The value of the Fund will rise and fall with the performance of the S&P 500 Index.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FUTURES RISK -- This Fund may use futures contracts as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS THAT HAS SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
                ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               22.22%   32.04%   28.06%   20.34%   -9.60%   -12.45%  -22.57%  27.98%   10.45%    4.51%



               *Year-to-date return as of June 30, 2006: 2.52%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1998:           21.12%
         WORST: 3RD QUARTER 2002:         -17.41%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500 Index, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                       1 YEAR   5 YEARS   10 YEARS
         CLASS A SHARES RETURNS BEFORE TAXES            4.51%    0.03%      8.45%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                4.14%   -0.33%      7.79%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES        2.94%   -0.18%      7.09%



         S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                     4.91%    0.54%      9.07%

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class B shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                               Class B
         (Fees paid directly from your investment)                       shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                            5.00%(1)



         ANNUAL FUND OPERATING EXPENSES(2)
         (Expenses that are deducted from the Fund's assets)



         Management fees(3)                                              0.20%



         Distribution (12b-1) and shareholder servicing fees             1.00%



         Other expenses                                                  0.02%
                                                                          -------



         Total annual Fund operating expenses                            1.22%



         Fee waivers and expense reimbursements                         (0.08)%
                                                                          -------



         Total net expenses(4)                                           1.14%

      (1)This charge decreases over time. Please see ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (3)The Fund pays an investment advisory fee of 0.10% and an administration fee of 0.10%.

      (4)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class B shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

        - Class B shares convert to Class A shares after you've owned them for eight years

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $616     $679      $863      $1,261

      If you bought Class B shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $116     $379      $663      $1,261

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about the Fund's investment objective, principal investment strategies and risks in the descriptions starting on page
4. The following are some other risks and information you should consider before you invest:

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of the Fund can be changed without shareholder approval. The Fund's 80% Policy may be changed without shareholder approval by giving shareholders at least 60 days' notice. Other investment policies of the Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        The Fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If the Fund becomes a feeder fund it will have the additional risks of investing in a master portfolio.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Fund may hold investments that aren't part of its principal investment strategies. Please refer to the SAI for more information. The portfolio manager or portfolio management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      - INVESTMENT IN COLUMBIA MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Fund may invest its assets in the Columbia Money Market Funds. The Adviser and its affiliates are entitled to receive fees from the Columbia Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Fund for services provided directly. The Adviser may waive fees which it is entitled to receive from either the Columbia Money Market Funds or the Fund.

      - INVESTING DEFENSIVELY -- The Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. The Fund may not achieve its investment objective while it is investing defensively.

      - SECURITIES LENDING PROGRAM -- The Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned. It is possible that some of the approved broker-dealers or other financial institutions involved in the loans may be affiliates of Bank of America.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to the Fund, including investment advisory, distribution, administration, shareholder servicing, transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Fund. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Columbia Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Columbia Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI and on the Columbia Funds' website. In addition, a complete list of each Fund's portfolio holdings for each calendar month will be available on the Columbia Funds website at www.columbiafunds.com under Fund Portfolio Data, 30 calendar days following each month-end, and shall remain posted on the website for three months.

      - PORTFOLIO TURNOVER -- A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxable to individual shareholders at higher rates than long-term capital gains for federal income tax purposes. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Fund's portfolio turnover rate is not expected to exceed 100%.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of the Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- The Fund may incur significant transaction costs that are in addition to the total annual Fund operating expenses disclosed in the fee table. These transaction costs are made up of all the costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Fund's transaction costs are not.

How the Fund is managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER (COLUMBIA MANAGEMENT ADVISORS, LLC) AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 100 mutual fund portfolios in the Columbia Funds Family, including the Fund described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities and money market instruments. The Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions.

Columbia Management currently has approximately $312 billion in assets under management, which consists of assets under the discretionary management of both the Adviser and Columbia Wanger Asset Management, L.P.

The table below tells you about the portfolio manager that is responsible for making the day-to-day investment decisions for the Fund. The professional biography of the portfolio manager follows the table. The SAI provides additional information about the compensation of the portfolio manager, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund.

  FUND                                 PORTFOLIO MANAGER
  COLUMBIA LARGE CAP INDEX FUND        VIKRAM KURIYAN

                       LENGTH OF SERVICE
  PORTFOLIO MANAGER        WITH FUND        BUSINESS EXPERIENCE DURING PAST FIVE YEARS
  VIKRAM KURIYAN       SINCE JANUARY 2000   COLUMBIA MANAGEMENT - PORTFOLIO MANAGER
                                            SINCE 2000

Columbia Funds pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund and is paid monthly.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with the Adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

The Adviser has agreed to waive fees and/or reimburse expenses for the Fund until July 31, 2007. You'll find a discussion of the waiver and/or reimbursement in the Fund description. There is no assurance that the Adviser will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fee the Adviser can receive, along with the actual advisory fee the Adviser and/or an affiliate received during the Fund's last fiscal year after waivers and/or reimbursements.

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                           MAXIMUM     ACTUAL FEE
                                                           ADVISORY     PAID LAST
                                                             FEE       FISCAL YEAR
  COLUMBIA LARGE CAP INDEX FUND                             0.10%         0.10%

INVESTMENT SUB-ADVISER

Columbia Funds and the Adviser may engage one or more investment sub-advisers for the Fund to make day-to-day investment decisions for the Fund. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Fund's needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that the Fund:

  - change, add or terminate one or more sub-advisers;


  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or


  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and the Fund have applied for relief from the SEC to permit the Fund to act on many of the Adviser's recommendations with approval only by the Board and not by Fund shareholders. The Adviser or the Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Fund obtain the relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02111-2621

--------------------------------------------------------------------------------


OTHER SERVICE PROVIDERS


The Fund is distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer and an indirect, wholly-owned subsidiary of Bank of America Corporation. The Distributor may pay distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------


Columbia Management Advisors, LLC is the administrator of the Fund (Administrator), and is responsible for overseeing the administrative operations of the Fund. The Fund pays the Administrator a fee of 0.10% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Fund and is paid monthly.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc. is the transfer agent for the Fund's shares (Transfer Agent), and is an indirect, wholly-owned subsidiary of Bank of America Corporation. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

WE'VE USED THE TERM INVESTMENT PROFESSIONAL TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING SHARES OF THE COLUMBIA FUNDS. SELLING AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.




 FOR MORE INFORMATION ABOUT CLASS B SHARES, CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL US AT 1.800.345.6611.




 BEFORE YOU INVEST, PLEASE NOTE THAT, OVER TIME, DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES WILL INCREASE THE COST OF YOUR INVESTMENT, AND MAY COST YOU MORE THAN ANY SALES CHARGES YOU MAY PAY. FOR MORE INFORMATION, SEE HOW SELLING AND SERVICING AGENTS ARE PAID.

--------------------------------------------------------------------------------


There is one class of shares of the Fund offered by this prospectus, which has its own sales charges and fees. In certain circumstances, these sales charges and fees may be reduced or waived, as described below and in the Statement of Additional Information. The table below identifies the charges and fees and other features of the share class.

                                                                     CLASS B
                                                                     SHARES
  MAXIMUM AMOUNT YOU CAN BUY                                      UP TO $50,000



  MAXIMUM FRONT-END SALES CHARGE                                      NONE



  MAXIMUM DEFERRED SALES CHARGE                                     5.00%(1)



                                                                      0.75%
                                                                  DISTRIBUTION
                                                                 (12B-1) FEE AND
  MAXIMUM ANNUAL DISTRIBUTION AND SHAREHOLDER SERVICING FEES    0.25% SERVICE FEE



  CONVERSION FEATURE                                                   YES

(1)This charge decreases over time. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any contingent deferred sales charge (CDSC) that applies, and when you're required to pay the charge. You should think about these things carefully before you invest.

Certain investments in Class B shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

Class B shares have limits on how much you can invest. When you buy Class B shares, the full amount is invested in the Funds. However, you may pay a CDSC when you sell your shares. Over time, Class B shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for another class of shares. Although the full amount of your purchase is invested in the Funds, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Class B shares. You should also consider the conversion feature for Class B shares, which is described below.

--------------------------------------------------------------------------------

CLASS B SHARES ARE NOT INTENDED FOR PURCHASE OF $50,000 OR MORE. YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR ENSURING THAT YOUR INVESTMENT IN CLASS B SHARES DOES NOT REACH THE $50,000 MAXIMUM, AND COLUMBIA FUNDS CANNOT ENSURE THAT IT WILL IDENTIFY PURCHASE ORDERS THAT WOULD CAUSE YOUR INVESTMENT IN CLASS B SHARES TO REACH THE MAXIMUM ALLOWED AMOUNT.

--------------------------------------------------------------------------------



[B SHARES GRAPHIC] ABOUT CLASS B SHARES

      Purchases up to $50,000 are allowed in Class B shares assuming the combined value of the customer's total assets in the Columbia Funds does not reach $50,000. Purchases in Class B shares that bring the combined value of a customer's total assets to $50,000 or above will be rejected. A customer's total assets may include accounts for immediate family members. Group Plan accounts are valued at the plan level.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC when you sell your Class B shares, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE - CONTINGENT DEFERRED SALES CHARGES

      The CDSC you pay depends on how long you held your shares.

         IF YOU SELL YOUR SHARES
         DURING THE FOLLOWING YEAR:                                    YOU'LL PAY A CDSC OF:
         THE FIRST YEAR YOU OWN THEM                                           5.0%



         THE SECOND YEAR YOU OWN THEM                                          4.0%



         THE THIRD YEAR YOU OWN THEM                                           3.0%



         THE FOURTH YEAR YOU OWN THEM                                          3.0%



         THE FIFTH YEAR YOU OWN THEM                                           2.0%



         THE SIXTH YEAR YOU OWN THEM                                           1.0%



         AFTER SIX YEARS OF OWNING THEM                                        NONE

      Certain investments in Class B shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

      Your selling agent receives compensation when you buy Class B shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      ABOUT THE CONVERSION FEATURE



      Class B shares convert automatically to Class A shares after you've owned them for eight years.

      The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase total returns.

      Here's how the conversion works:

        - Shares are converted on or about the 15(th) day of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

        - You'll receive the same dollar value of Class A shares as the Class B shares that were converted. No sales charge or other charges apply.

        - Class B shares that you received from an exchange of Class B shares of another Columbia Fund will convert based on the day you bought the original shares.

        - Conversions are free from federal income tax.

--------------------------------------------------------------------------------

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF SALES CHARGES.

YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR NOTIFYING COLUMBIA FUNDS THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE BUYING OR SELLING SHARES.

WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

--------------------------------------------------------------------------------


WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE

You may be eligible for a waived or reduced CDSC. Restrictions may apply to certain accounts and certain transactions. Information about these reductions and waivers is provided below and may also be discussed in the SAI, which is available at www.columbiafunds.com. Please contact your investment professional or contact Columbia Funds at 1.800.345.6611 to determine whether you qualify for a reduction or waiver of these charges.

      CONTINGENT DEFERRED SALES CHARGES



      You won't pay a CDSC in the following circumstances:

      DEATH: CDSCs may be waived on redemptions following the death of:

        - the sole shareholder on an individual account

        - a joint tenant where the surviving joint tenant is the deceased's spouse

        - the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfer to Minors Act (UTMA) or other custodial account.

      If the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

      AUTOMATIC WITHDRAWAL PLAN (AWP): CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual AWP established with the Transfer Agent, to the extent that the redemptions do not exceed, on an annual basis, 12% of the account's value at the time that the AWP is established. Otherwise a CDSC will be charged on AWP redemptions until this requirement is met; this requirement does not apply if the AWP is set up at the time the account is established, and distributions are being reinvested.

      DISABILITY: CDSCs may be waived on redemptions after the sole shareholder on an individual account or a joint tenant on a joint tenant spousal account becomes disabled (as defined by Section 72(m)(7) of the Internal Revenue Code). To be eligible for such a waiver:

        - the disability must arise after the purchase of shares,

        - the disabled shareholder must have been under the age of 65 at the time of the initial determination of disability and

        - a letter from a physician must be signed under penalty of perjury stating the nature of the disability.

      If the account is transferred to a new registration and then shares are redeemed, the applicable CDSC will be charged.

      DEATH OF A TRUSTEE: CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where:

        - the grantor of the trust is the sole trustee and the sole life beneficiary,

        - death occurs following the purchase and

        - the trust document provides for the dissolution of the trust upon the trustee's death.

      If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

      RETURNS OF EXCESS CONTRIBUTIONS: CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the Financial Services Firm
      (FSF) agrees to return the applicable portion of any commission paid by the Distributor.

      QUALIFIED RETIREMENT PLANS: CDSCs may be waived on shares sold by employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must be a participant in an alliance program that has signed an agreement with Columbia Funds or the Distributor.

      RETURN OF COMMISSION: CDSCs may be waived on shares sold by intermediaries that are part of the Columbia Funds selling group where the intermediary has entered into an agreement with Columbia Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

      NON-US INVESTORS: CDSCs may be waived on shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-US investors.

      IRS SECTION 401 AND 457: CDSCs may be waived on shares sold by certain pension, profit-sharing or other employee benefit plans established under
      Section 401 or 457 of the tax code.

      MEDICAL PAYMENTS: CDSCs may be waived on shares redeemed for medical payments that exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

      SHARES LIQUIDATED BY TRANSFER AGENT: CDSCs may be waived for shares sold under the Distributor's right to liquidate a shareholder's account, including but not limited to, instances where the aggregate net asset value of Class A, Class B or Class C shares held in the account is less than the minimum account size.

      PLANS OF REORGANIZATION: At the Fund's discretion, CDSCs may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party.

      CDSCs may be waived on the sale of Class C shares sold by a non-profit organization qualified under Section 501(c)(3) of the tax code in connection with the BANC OF AMERICA CAPITAL MANAGEMENT CHARITABLE GIVING PROGRAM.

Buying, selling and exchanging shares
(DOLLAR SIGN GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


You can invest in the Fund through your selling agent. You don't pay any sales charges when you buy, sell or exchange Class B shares of Columbia Large Cap Index Fund.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The table starting on page 21 summarizes some key information about buying, selling and exchanging shares. The Fund also offers other classes of shares, with different features and expense levels, which you may be eligible to buy. Specifically, the Fund offers Class Z shares which have lower expense levels and limited service features and are only available to certain eligible investors that meet specific criteria, including investing through an eligible financial institution or intermediary. Please contact your investment professional, or call us at 1.800.345.6611 if you have any questions or you need help placing an order.

Certain financial institutions and intermediaries that offer Class Z shares may in certain circumstances determine that a shareholder invested in Class B shares is eligible for Class Z shares and will have their shares automatically converted to Class Z shares. No sales charges or other charges will apply to such a conversion, however, an investor should contact their financial institution or intermediary to learn the details of any such policy and also should talk to their tax adviser about the tax consequences of any such automatic conversion.

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.


SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of a Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing." The Fund is not intended as a vehicle for market timing. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Fund to implement their market timing strategies. Columbia

Funds' Board has adopted policies and procedures with respect to market timing activity as discussed below.

Market timing may negatively impact long-term performance of the Fund by requiring it to maintain a larger percentage of assets in cash or to liquidate portfolio holdings at a disadvantageous time. Market timing could increase the Fund's expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, and large asset fluctuations that could diminish the Fund's ability to provide the maximum investment return to all participants. Certain Funds may be more susceptible to these negative effects of market timing. For example, Funds that invest principally in foreign securities may be more susceptible to arbitrage opportunities resulting from mispricing due to time zone differences among international financial markets. Market timers seek potential price differentials that may occur with securities that trade in a different time zone. Fair value pricing may reduce these arbitrage opportunities.

Columbia Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if Columbia Funds detects that a shareholder has conducted two "round trips" (as defined below) in a Fund (other than a Columbia Money Market Fund, Columbia Short Term Bond Fund or Columbia Short Term Municipal Bond Fund) that are deemed material by Columbia Funds in any 28-day period, Columbia Funds will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a Columbia Money Market Fund, Columbia Short Term Bond Fund or Columbia Short Term Municipal Bond Fund). In addition, if Columbia Funds determines that any person, group or account has engaged in any type of market timing activity (independent of the two round trip limit) Columbia Funds may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund. In any event, Columbia Funds also retains the right to reject any order to buy or exchange shares as discussed in the section BUYING, SELLING AND EXCHANGING SHARES - HOW ORDERS ARE PROCESSED and also retains the right to modify these market timing policies at any time without prior notice to shareholders.

The rights of shareholders to redeem shares of the Fund are not affected by any of these limits. However, certain Funds impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 60 days of their purchase. Please refer to the section ABOUT YOUR INVESTMENT - INFORMATION FOR
INVESTORS - REDEMPTION FEES in the prospectus for your Fund to determine if a redemption fee might be applicable to your shares.

For these purposes, a "round trip" is a purchase by any means into a Fund followed by a redemption, of any amount, by any means out of the same Fund. Under this definition, an exchange into a Fund followed by an exchange out of the same Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Systematic Investment Plan, Automatic Withdrawal Plan, Automatic Exchange Feature or similar automated plans generally are not subject to the two round trip limit. The two round trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of

1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Columbia Funds. However, there can be no assurance that these policies and procedures, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. Columbia Funds typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Columbia Funds practices discussed above. Consequently, there is the risk that Columbia Funds may not be able to do anything in response to market timing that occurs in the Fund which may result in certain shareholders being able to market time the Fund while the shareholders in the Fund bear the burden of such activities.

Columbia Funds seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither Columbia Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or transfers.

                   Ways to buy, sell
                      or exchange        How much you can buy, sell or exchange              Other things to know
                  -------------------    ---------------------------------------    ---------------------------------------
Buying shares     In a lump sum          MINIMUM INITIAL INVESTMENT:                You can invest up to $50,000 in Class B
                                         - $1,000 for regular accounts              shares.
                                         - $25 for traditional and Roth IRAs,
                                         and Coverdell Education Savings
                                           Accounts
                                         - no minimum for certain fee-based
                                           accounts and certain retirement plan
                                           accounts
                                         MINIMUM ADDITIONAL INVESTMENT:
                                         - $25 for traditional and Roth IRAs,
                                         and Coverdell Education Savings
                                           Accounts
                                         - $50 for all other accounts

                  Using our              minimum initial investment:                You can buy shares any day of the month
                  Systematic             - $50                                      on a monthly, quarterly or semi-annual
                  Investment Plan        minimum additional investment:             schedule.
                                         - $50

Selling shares    In a lump sum          - shares sold by check via the             The Fund will generally send proceeds
                                           telephone or through the internet are    from the sale to you within seven days
                                           limited to an aggregate of $100,000      (usually on the next business day after
                                           in a 30-day period if you qualify for    your request is received in "good
                                           telephone or internet orders             form"). However, if you purchased your
                                         - other restrictions may apply to          shares by check, the Fund may delay
                                           withdrawals from retirement plan         sending the proceeds from the sale of
                                           accounts                                 your shares for up to 10 days after
                                                                                    your purchase to protect against checks
                                                                                    that are returned.

                  Using our Automatic    - no minimum per withdrawal                Your account balance must be at least
                  Withdrawal Plan        - $5,000 requirement waived for certain    $5,000 to set up the plan. You can make
                                            fee based accounts                      withdrawals any day of the month on a
                                                                                    monthly, quarterly or semi-annual
                                                                                    basis. We'll send your money by check
                                                                                    or deposit it directly to your bank
                                                                                    account.

Exchanging        In a lump sum          - new account minimums apply to            You can generally exchange your Class B
  shares                                   exchanges                                shares for Class B shares of any other
                                                                                    Columbia Fund distributed by the
                                                                                    Distributor. Some exceptions apply.

                                                                                    You generally won't pay a CDSC on the
                                                                                    shares you're exchanging. An exchange
                                                                                    generally will incur a sales charge if
                                                                                    the original purchase was not assessed
                                                                                    a sales charge.

                  Using our Automatic    - minimum $100 per exchange                You can make exchanges any day of the
                  Exchange Feature                                                  month.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on a Fund's net asset value per share. We calculate net asset value per share for each class of the Fund at the end of each business day. First, we calculate the net asset value for each class of the Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN THE FUND

The value of the Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in the Fund. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. For example, securities which may be subject to fair valuation include, but are not limited to: (1) restricted securities for which a pricing service is unable to provide a market price; (2) securities whose trading has been formally suspended; (3) debt securities that have gone into default and for which there is no current market quotation; and
(4) a security whose market price is not available from a pre-established pricing service. In addition, the Fund may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which the Fund's share price is calculated. Foreign exchanges typically close before the time as of which Fund share prices are calculated, and may be closed altogether on some days the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Columbia Funds has retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international equity securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by the Fund could change on days when Fund shares cannot be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders to buy, sell or exchange shares may be delivered to the Transfer Agent by telephone, in writing or through the internet. For more information on account and trading restrictions and special sign-up procedures for internet transactions, please call us at 1.800.345.6611. The Transfer Agent has procedures in place to authenticate electronic instructions. You will be asked to accept the terms of an online agreement and utilize a password for internet services.

Orders received in good order by the Fund, Distributor, Transfer Agent or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. We will not be liable for following telephone instructions that we reasonably believe are genuine.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.


(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Class B shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we reserve the right to cancel your order. We'll return any payment received for orders that have been cancelled.

        - Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

      MINIMUM INITIAL INVESTMENT



      The minimum initial amount you can buy is usually $1,000.

      If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

        - $50 using our Systematic Investment Plan

        - $25 for traditional and Roth Individual Retirement Accounts (IRAs), and Coverdell Education Savings Accounts

        - There is no minimum for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts, other managed accounts and certain retirement plans.

      MINIMUM ADDITIONAL INVESTMENT



      You can make additional purchases of $50, or $25 for traditional and Roth IRAs, and Coverdell Education Savings Accounts.

SYSTEMATIC INVESTMENT PLAN

You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - You can buy shares any day of the month on a monthly, quarterly or semi-annual basis.

  - Some exceptions may apply to employees of Bank of America and its affiliates. For details, please contact your investment professional.

--------------------------------------------------------------------------------

"GOOD FORM" MEANS THAT THE MONEY USED TO PURCHASE YOUR SHARES IS FULLY COLLECTED. WHEN SELLING SHARES BY LETTER OF INSTRUCTION, "GOOD FORM" ALSO MEANS
(I) YOUR LETTER HAS COMPLETE INSTRUCTIONS, THE PROPER SIGNATURES AND MEDALLION SIGNATURE GUARANTEES AND (II) ANY OTHER REQUIRED DOCUMENTS ARE ATTACHED. FOR ADDITIONAL DOCUMENTS REQUIRED FOR SALES BY CORPORATIONS, AGENTS, FIDUCIARIES, SURVIVING JOINT OWNERS AND OTHER LEGAL ENTITIES PLEASE CALL 1.800.345.6611. NO INTEREST WILL BE PAID ON UNCASHED REDEMPTION CHECKS.

--------------------------------------------------------------------------------



(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after the Fund, Distributor, Transfer Agent or their agents receive your order in good form. Your selling agent is responsible for depositing the sale proceeds to your account on time.

--------------------------------------------------------------------------------






 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------


        - For shares sold by Fedwire there is generally a $500 minimum transaction amount and a fee of $7.50. The receiving bank may charge additional fees.

        - If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Fund receives your order in good form.

        - You can sell up to an aggregate of $100,000 of shares by telephone or through the internet in a 30-day period if you qualify for telephone or internet orders.

        - If you paid for your shares by check, we'll hold the sale proceeds when you sell those shares for at least 10 days after the trade date of the purchase.

        - If you hold any shares in certificate form, will not be able to sell those shares until you have returned the Certificates to the Transfer Agent.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), or your account may be subject to an annual fee of $10. The Transfer Agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty.

        - if your selling agent tells us to sell your shares under arrangements made between the selling agent and you.

        - under certain other circumstances allowed under the 1940 Act.

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw funds any day of the month on a monthly, quarterly or semi-annual basis. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

        - Your account balance must be at least $5,000 to set up the plan. Certain fee based accounts are not subject to the $5,000 requirement.

        - If you set up the plan after you've opened your account, your signature must be Medallion Guaranteed.

        - We'll send you a check or deposit the money directly to your bank account.

        - You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------



(EXCHANGING SHARES         EXCHANGING SHARES
  GRAPHIC)

      You can generally sell shares of the Fund to buy shares of another Columbia Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - You can generally exchange Class B shares of a Fund for Class B shares of any other Fund distributed by the Distributor. Some exceptions apply.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - A sales charge may apply when exchanging from a Money Market Fund to a Fund with a front-end sales charge.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until the Transfer Agent has received the certificate and deposited the shares to your account.

AUTOMATIC EXCHANGE FEATURE
The Automatic Exchange Feature lets you exchange $100 or more of Class B shares any day of the month. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to the Transfer Agent in writing or call 1.800.345.6611.

  - If you set up your plan to exchange more than $100,000 you must have your signature Medallion Guaranteed.

  - You must already have an investment in the Funds you want to exchange.

  - You can choose to have us transfer your money on any day of the month.

  - The rules for making exchanges apply to automatic exchanges.

How selling and servicing agents are paid
(PERCENT GRAPHIC)

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12b-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12b-1 UNDER THE 1940 ACT.

YOUR SELLING AGENT MAY CHARGE OTHER FEES RELATED TO SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------


Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

COMMISSIONS

CLASS A SHARES

Your selling and/or servicing agent may receive an up-front commission from the Distributor when you buy Class A shares of a Fund, in accordance with the following table:

                                                               COMMISSION
                                                             (AS A % OF THE
                                                             NET ASSET VALUE
AMOUNT PURCHASED                                               PER SHARE)
----------------                                             ---------------
$1 million to less than $3 million........................        1.00%
$3 million to less than $50 million.......................        0.50%
$50 million or more.......................................        0.25%

For group retirement plans, financial advisors are eligible to receive a 1.00% commission from the Distributor on purchases, including those in amounts less than $1 million, that are coded as commission eligible trades.

Purchase amounts are aggregated among all Columbia Funds for purposes of the above table.

DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES

The Distributor and selling and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

The Distributor and selling and servicing agents may receive a maximum annual distribution (12b-1) fee of 0.75% and a maximum annual shareholder servicing fee of 0.25% for selling shares and providing services to investors.

Fees are calculated daily and paid to the Distributor periodically. Because these fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

The Fund pays these fees to the Distributor and/or to eligible selling and servicing agents and financial institutions, including the Adviser or other affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION -- FINANCIAL INTERMEDIARY PAYMENTS

In addition, the Distributor or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor or one of its affiliates. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by the Distributor attributable to that financial intermediary, gross sales of the mutual funds distributed by the

Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the support payments to any one financial intermediary are generally expected to be between 0.02% and 0.10% (between 0.03% and 0.12% in the case of the Columbia Money Market Funds) on an annual basis for payments based on average net assets of the Funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds (other than the Columbia Money Market Funds) attributable to the financial intermediary. The Distributor or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in the Fund.

Payments may also be made to certain financial intermediaries, including other Bank of America affiliates, that provide investor services to retirement plans and other investment programs to compensate financial intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.30% of the total Fund assets in the program on an annual basis. The Board has authorized the Funds to reimburse the Transfer Agent for amounts paid to financial intermediaries that maintain assets in omnibus accounts, subject to an annual cap of 0.11% of net assets maintained in such accounts. The amounts in excess of that reimbursed by a Fund will be borne by the Distributor or its affiliates.

The Distributor or its affiliates may make other payments or allow promotional incentives to financial intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

Amounts paid by the Distributor or its affiliates are paid out of the Distributor's or its affiliates' own revenue and do not increase the amount paid by you or your Fund. You can find further details about the payments made by the Distributor or its affiliates and the services provided by financial intermediaries as well as a list of the financial intermediaries to which the Distributor or its affiliates has agreed to make marketing support payments in the SAI, which can be obtained at www.columbiafunds.com or by calling
1.800.345.6611. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from the Distributor and its affiliates and any services it provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular Fund or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.

Distributions and taxes

(TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF THE FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, the gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain to its shareholders. The Fund intends to pay out a sufficient amount of its income and capital gain, if any, to its shareholders so the Fund won't have to pay any federal income tax. When the Fund makes this kind of a payment, it's split among all shares and is called a distribution.

The Fund distributes any net realized capital gain at least once a year. The Fund normally declares and pays distributions of net investment income annually. The Fund may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily distribution Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Funds) or trade date (all other Funds), and net realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of the Fund usually pay different net investment income distribution amounts because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover or by calling us at
1.800.345.6611. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the same Fund.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Fund shares shortly before the Fund makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of the Fund and it holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the realized gain. This distribution is also subject to tax. The Fund has built up, or has the potential to build up, high levels of unrealized capital gain.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUND. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(k) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of the Fund's ordinary income and net realized short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions that come from net realized long-term capital gain, if any, generally are taxable to you as long-term capital gain.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. The Fund's long-term capital gain distributed to individual shareholders, if any, generally will qualify for the reduced rate of tax if attributable to the Fund's sales and exchanges. Also, if you're an individual Fund shareholder, the portion of your distributions attributable to dividends received by the Fund from its direct investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% rate of tax as long as certain holding period requirements are met by you for your Fund shares and the Fund for its investment in stock producing such dividends. Absent further legislation, these reduced rates of tax will expire after December 31, 2010. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and your federal tax status. Foreign, state and local taxes may also apply to distributions.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you're otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied as a credit against your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

Your redemptions (including redemptions paid in securities) and exchanges of Fund shares usually will result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held such Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

Legal matters

On February 9, 2005, the Adviser and Distributor entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, the Adviser and Distributor have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. The Adviser and Distributor are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Columbia Funds Series Trust (formerly known as Nations Funds Trust), its Board of Trustees, Bank of America Corporation and certain of its affiliates, including the Adviser and Distributor (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and other cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Funds Series Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds Series Trust against BAC and others that asserts claims under the federal securities laws and state common law. Columbia Funds Series Trust is a nominal defendant in this action.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of these actions. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Columbia Funds shareholders and/or the Columbia Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for preliminary approval.

Separately, several putative class actions have been filed against Columbia Funds Series Trust, Bank of America Corporation and certain of its affiliates, and others, in various federal courts relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. (George Siepel, et al. v. Bank of America, Columbia Funds Series Trust, et al., instituted December 28, 2005, U.S. District Court, E.D. Mo.; Luleff v. Bank of America, Columbia Funds Series Trust, William Carmichael, et al., instituted February 22, 2006, U.S. District Court, S.D. NY.) The suits allege various claims including state law claims for breach of fiduciary duty, breach of contract, unjust enrichment and violations of federal securities laws and seek damages and other remedies.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Fund's Class B shares have performed since they were first offered. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in Class B shares would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the Fund's financial statements, is included in the Fund's annual report. The independent registered public accounting firm's report and the Fund's financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

COLUMBIA LARGE CAP INDEX FUND

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                                  PERIOD ENDED
  CLASS B SHARES                                                   03/31/06*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                               $23.49
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)(a)                                     0.10
  Net realized and unrealized gain/(loss)
    on investments                                                    1.55
  Net increase/(decrease) in net asset
    value from operations                                             1.65
  LESS DISTRIBUTIONS:
  Dividends from net investment income                               (0.08)
  Total dividends and distributions                                  (0.08)
  Net asset value, end of period                                     $25.06
  TOTAL RETURN++                                                    7.01%(b)
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                              $12,071
  Ratio of operating expenses to average
    net assets(c)                                                 1.14%(d)(e)
  Ratio of net investment income/(loss)
    to average net assets                                           0.85%(d)
  Portfolio turnover rate                                             12%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(c)                                     1.26%(d)(f)

* The Fund's Class B Shares commenced operations on September 23, 2005.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) Per share net investment income/(loss) has been calculated using the monthly average shares method.
(b) Not annualized.
(c) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%
(d) Annualized.
(e) The effect of interest expense on the operating expense ratio was less than 0.01%.
(f) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.20% for Class B Shares.

Hypothetical investment and expense information

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class B shares of the Fund assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The chart also assumes that all dividends and distributions are reinvested. The annual expense ratios used for the Fund, which are the same as those stated in the Annual Fund Operating Expenses table, are presented in the chart, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The table shown below reflects the maximum initial sales charge, if any, but does not reflect any contingent deferred sales charges, if any, which may be payable on redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

COLUMBIA LARGE CAP INDEX FUND -- CLASS B SHARES

                                                                            ASSUMED RATE OF RETURN
      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT               5%
              0.00%                            $10,000.00                  HYPOTHETICAL
              CUMULATIVE RETURN     ANNUAL         CUMULATIVE RETURN           YEAR-         ANNUAL
                BEFORE FEES &       EXPENSE          AFTER FEES &        END BALANCE AFTER   FEES &
     YEAR         EXPENSES           RATIO             EXPENSES           FEES & EXPENSES   EXPENSES
       1            5.00%            1.14%                3.86%             $10,386.00        $116.20
       2           10.25%            1.22%                7.79%             $10,778.59        $129.10
       3           15.76%            1.22%               11.86%             $11,186.02        $133.98
       4           21.55%            1.22%               16.09%             $11,608.85        $139.05
       5           27.63%            1.22%               20.48%             $12,047.67        $144.30
       6           34.01%            1.22%               25.03%             $12,503.07        $149.76
       7           40.71%            1.22%               29.76%             $12,975.69        $155.42
       8           47.75%            1.22%               34.66%             $13,466.17        $161.30
       9           55.13%            0.47%               40.76%             $14,076.18         $64.72
      10           62.89%            0.47%               47.14%             $14,713.84         $67.66
  TOTAL GAIN AFTER FEES &
    EXPENSES                                                                 $4,713.84
  TOTAL ANNUAL FEES & EXPENSES
    PAID                                                                                    $1,261.50

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO COLUMBIA FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------

Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of the Fund's assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 under the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CROSSING NETWORKS -- an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DEPOSITARY RECEIPTS -- evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVERSIFIED -- A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

DURATION -- a measure used to estimate how much a Fund's net asset value will fluctuate in response to a change in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from two, or in some circumstances one, nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

FORWARD FOREIGN CURRENCY CONTRACTS -- a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUNDAMENTAL ANALYSIS -- a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

HIGH YIELD DEBT SECURITY -- a debt security (also known as a "junk" bond) that, at the time of purchase, is either rated by an NRSRO to be below investment-grade (e.g., rated "BB" or lower by S&P) or is unrated but believed by a Fund's portfolio manager(s) or portfolio management team to be of comparable quality.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

LEHMAN BROTHERS U.S. AGGREGATE INDEX -- an unmanaged index of U.S. government agency and U.S. Treasury securities, investment grade corporate bonds and asset-, mortgage-, and commercial mortgage-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.


LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MERRILL LYNCH ALL CONVERTIBLES ALL QUALITIES INDEX -- an unmanaged index that measures the performance of all U.S. dollar-denominated convertible securities of issuers not currently in bankruptcy. Securities in the index have total market values greater than $50 million at issuance. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MERRILL LYNCH 1-3 YEAR MUNICIPAL INDEX -- an unmanaged index that tracks the performance of investment grade U.S. tax exempt bonds with remaining terms to final maturities of at least one year and less than three years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MONEY MARKET INSTRUMENT -- a high quality, short-term debt security that pays interest based on a fixed, variable or floating rate and is considered to mature in 13 months or less. Money market instruments include, but are not limited to, U.S. Treasury obligations, U.S. government obligations, certificates of deposit and time deposits, bankers' acceptances, commercial paper, corporate bonds, extendible commercial notes, asset backed securities, funding agreements, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MORTGAGE DOLLAR ROLLS -- transactions in which a Fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase those or similar securities at a mutually agreed-upon future date and lower price. The difference between the sale price and the repurchase price is known as the "drop."

MSCI EAFE INDEX -- an unmanaged free float-adjusted market capitalization index that measures developed market equity performance, excluding the U.S. and Canada. The index includes Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MSCI WORLD INDEX -- an unmanaged free float-adjusted market capitalization index that measures global developed market equity performance. The index includes Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

OVER-THE-COUNTER MARKET -- a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

PRE-REFUNDED BOND -- a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

PRICE-TO-EARNINGS RATIO (P/E RATIO) -- the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

PRIVATE PLACEMENT -- a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

QUANTITATIVE ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

REAL ESTATE INVESTMENT TRUST (REIT) -- a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests. A REIT is a tax-advantaged entity with a special election under the Internal Revenue Code whose assets are composed primarily of such investments.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

RIGHT -- a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

RUSSELL 1000(R) GROWTH INDEX -- an unmanaged index that measures the performance of the largest U.S. companies based on total market capitalization, with higher price-to-book ratios and higher forecasted growth rates relative to the Russell 1000(R) Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 1000(R) INDEX -- an unmanaged index that measures the performance of the largest 1,000 U.S. companies and represents approximately 90% of the U.S. equity market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 1000(R) VALUE INDEX -- an unmanaged index that measures the performance of those securities in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) GROWTH INDEX -- an unmanaged index that measures the performance of those securities in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) INDEX -- an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index and represents approximately 8% of the U.S. equity market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) VALUE INDEX -- an unmanaged index that measures the performance of those securities in the Russell 2000(R) Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 3000(R) GROWTH INDEX -- an unmanaged index comprised of securities in the Russell 3000(R) Index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, with a greater than average growth orientation. Companies in the Russell 3000(R) Growth Index tend to exhibit higher price to book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 3000(R) INDEX -- an unmanaged index that measures the performance of the 3,000 largest U.S. securities based on total market capitalization, and represents approximately 98% of the investable U.S. equity market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) GROWTH INDEX -- an unmanaged index that measures the performance of those securities in the Russell Midcap(R) Index with higher price-to-book ratios and higher forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) INDEX -- an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index and represents approximately 24% of the U.S. equity market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) VALUE INDEX -- an unmanaged index that measures the performance of those securities in the Russell Midcap(R) Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P 500(1) INDEX -- an unmanaged index of 500 widely held common stocks. The S&P 500 covers 80% of the U.S. market and encompasses more than 100 different industry groups. It is not available for investment and does not reflect fees, brokerage commissions to other expenses of investing.

S&P MIDCAP 400(1) INDEX -- an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. It represents about 7% of the U.S. market capitalization. The index is weighted by market value, is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P SMALLCAP 600(1) INDEX -- an unmanaged index of 600 common stocks, weighted by market capitalization. The S&P SmallCap 600 represents 3% of U.S. market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SENIOR SECURITY -- a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SHORT-SELLING -- the practice of borrowing a security (or commodity futures contract) from a broker and selling it, with the understanding that it must later be repurchased and returned to the broker. Short-selling (or "selling short") is a technique used by investors who try to profit from the falling price of a stock.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

ZERO-COUPON BOND -- a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

(1)"Standard & Poor's", "S&P", "S&P 500", "Standard & Poor's 500", "500",
   "Standard & Poor's MidCap 400", "S&P MidCap 400", "Standard & Poor's SmallCap 600" and "S&P SmallCap 600" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Funds.

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

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

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

COLUMBIA MANAGEMENT.


Where to find more information

You'll find more information about Columbia Large Cap Index Fund in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains additional information about the Fund and its policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

You can obtain a free copy of these documents, request other information about the Fund and make shareholder inquiries by contacting Columbia Funds:

By telephone:
1.800.345.6611

By mail:
COLUMBIA FUNDS
C/O COLUMBIA FUNDS SERVICES
P.O. BOX 8081
BOSTON, MA 02266-8081

On the Internet:
WWW.COLUMBIAFUNDS.COM

Information about the Fund can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number: 811-09645
Columbia Funds Series Trust

INT-36/111182-0606

--------------------------------------------------------------------------------


                              COLUMBIA MANAGEMENT.

                            Columbia Masters Global
                                Equity Portfolio

                     Prospectus -- Class A, B, and C Shares
                                 August 1, 2006



THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED
OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


NOT FDIC-INSURED
NOT BANK ISSUED
NO BANK GUARANTEE
MAY LOSE VALUE


--------------------------------------------------------------------------------

AN OVERVIEW OF THE PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE COLUMBIA FUNDS FAMILY (COLUMBIA FUNDS OR COLUMBIA FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 51.

YOUR INVESTMENT IN THE PORTFOLIO IS NOT A BANK DEPOSIT OR OTHER OBLIGATION OF, OR ISSUED OR ENDORSED OR GUARANTEED BY, BANK OF AMERICA, N.A. (BANK OF AMERICA) OR ANY OF ITS AFFILIATES. YOUR INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION
(FDIC) OR ANY OTHER GOVERNMENT AGENCY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE PORTFOLIO AND MAY BE COMPENSATED OR INCENTED IN CONNECTION WITH THE SALE OF THE PORTFOLIO.

YOUR INVESTMENT IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL INVESTED. YOUR INVESTMENT MAY LOSE MONEY.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about Columbia Masters Global Equity Portfolio. Please read it carefully because it contains information that is designed to help you make informed investment decisions.

Unlike traditional mutual funds, which invest in individual securities, the Portfolio invests in a mix of Columbia Funds using an asset allocation approach. These kinds of mutual funds are sometimes called "funds of funds."

ABOUT ASSET ALLOCATION

Asset allocation is the process of creating a portfolio by investing in different asset classes -- for example, domestic equity securities, foreign equity securities and fixed income securities -- in varying proportions.

The mix of asset classes and how much is invested in each may be the most important factor in how the Portfolio performs and the amount of risk involved. Each asset class, and market segments within a class, like large-, mid- and small-capitalization stocks, have different return and risk characteristics, and react in different ways to changes in the economy. An investment approach that combines asset classes and market segments may help to reduce overall volatility of an asset allocation fund.

ABOUT THE PORTFOLIO

The Portfolio has its own asset allocation strategy, which gives it distinctive risk/return characteristics. The Portfolio is not designed to provide comprehensive asset allocation. The performance of the Portfolio depends on many factors, including its allocation strategy and the performance of the Underlying Funds it invests in. In general, the more the Portfolio allocates to Underlying Funds that invest in equity securities, the greater the potential return and the greater the risk of a decline in share price. The more the Portfolio allocates to Underlying Funds that invest in fixed income securities, the greater the potential for price stability and the lower the potential for return.

Columbia Masters Global Equity Portfolio seeks capital appreciation by allocating its assets in a fixed percentage to Underlying Funds which invest primarily in U.S. and foreign equity securities. Equity securities have the potential to provide higher returns than many other kinds of investments, but they also tend to have the highest risk. Foreign securities also involve special risks not associated with investing in the U.S. stock market, which you need to be aware of before you invest. There's always a risk that you'll lose money or that you may not earn as much as you expect.

IS THE COLUMBIA MASTERS GLOBAL EQUITY PORTFOLIO RIGHT FOR YOU?

When you're choosing a Portfolio to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

Columbia Masters Global Equity Portfolio may be suitable for you if:

  - you have longer-term investment goals

  - it is part of a balanced portfolio

It may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with equity and fixed income securities

  - you have short-term investment goals

  - you're looking for a regular stream of income

You'll find a discussion of the Portfolio's investment objective, principal investment strategies and risks in the Portfolio description that starts on page 5.

FOR MORE INFORMATION

If you have any questions about the Portfolio, please call us at 1.800.345.6611 or contact your investment professional.

You'll find more information about the Portfolio in the Statement of Additional Information (SAI). The SAI includes more detailed information about the Portfolio's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

AT BOARD MEETINGS SCHEDULED FOR MID-AUGUST 2006, THE BOARD OF TRUSTEES OF COLUMBIA FUNDS SERIES TRUST WILL BE ASKED TO TAKE VARIOUS ACTIONS TO ENABLE TWO OF THE PORTFOLIO'S UNDERLYING FUNDS (COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND AND COLUMBIA MARSICO 21ST CENTURY FUND) TO OPERATE AS STAND-ALONE FUNDS. THIS PROSPECTUS DESCRIBES THESE FUNDS AS FEEDER FUNDS THAT INVEST ALL OF THEIR ASSETS IN A CORRESPONDING MASTER PORTFOLIO THAT, IN TURN, INVESTS IN INDIVIDUAL PORTFOLIO SECURITIES. IF THE BOARD DECIDES TO TAKE THESE ACTIONS, THE FUNDS WILL INVEST DIRECTLY IN INDIVIDUAL PORTFOLIO SECURITIES RATHER THAN IN CORRESPONDING MASTER PORTFOLIOS.

SPECIFICALLY, THE BOARD WILL BE ASKED TO ADOPT/APPROVE AN ADVISORY AGREEMENT WITH THE ADVISER, AND SUB-ADVISORY AGREEMENTS WITH THE SUB-ADVISERS FOR THESE FUNDS, ON THE SAME TERMS AS THOSE FOR THE MASTER PORTFOLIOS, AS WELL AS A SINGLE INTEGRATED ADMINISTRATION AGREEMENT COMBINING THE FUND-LEVEL ADMINISTRATIVE DUTIES AND FEES WITH THOSE AT THE CORRESPONDING MASTER PORTFOLIO-LEVEL. THESE ACTIONS WILL NOT RESULT IN ANY CHANGE IN TOTAL FEES OR THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES AS THEY ARE DESCRIBED IN THIS PROSPECTUS. NOR WILL THEY RESULT IN A CHANGE IN THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS, EXCEPT THAT THE RISKS OF INVESTING IN A MASTER-FEEDER STRUCTURE, DISCLOSED IN EACH FUND'S PROSPECTUS, WILL NO LONGER APPLY. THERE WILL BE NO TRANSACTION OR OTHER COSTS CHARGED TO FUND SHAREHOLDERS AND NO FEDERAL INCOME TAX CONSEQUENCES AS A RESULT OF THE ACTIONS.

SHAREHOLDER APPROVAL IS NOT REQUIRED TO IMPLEMENT THESE ACTIONS AND, ACCORDINGLY, WILL NOT BE REQUESTED. THIS PROSPECTUS WILL BE SUPPLEMENTED BY THE END OF AUGUST IF THE ACTIONS ARE NOT APPROVED BY THE BOARD OR ARE NOT IMPLEMENTED AS DESCRIBED.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Portfolio
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

COLUMBIA MANAGEMENT ADVISORS, LLC (THE ADVISER) IS THE INVESTMENT ADVISER TO THE PORTFOLIO. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH PORTFOLIO.




 YOU'LL FIND MORE ABOUT THE ADVISER STARTING ON PAGE 14.

--------------------------------------------------------------------------------


COLUMBIA MASTERS GLOBAL EQUITY PORTFOLIO                         5
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     11
------------------------------------------------------------------
HOW THE PORTFOLIO IS MANAGED                                    14

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Choosing a share class                                        16
     About Class A shares                                       17
        Front-end sales charge                                  17
        Contingent deferred sales charge                        18
     About Class B shares                                       19
        Contingent deferred sales charge                        19
     About Class C shares                                       20
        Contingent deferred sales charge                        20
     Redemption fees                                            21
     When you might not have to pay a                           21
        sales charge or redemption fee
  Buying, selling and exchanging shares                         28
     How orders are processed                                   33
  How selling and servicing agents are paid                     39
  Distributions and taxes                                       43
  Legal matters                                                 45
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            46
------------------------------------------------------------------
HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION                 49
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   51
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

COLUMBIA MASTERS GLOBAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE UNDERLYING FUNDS

YOU'LL FIND MORE INFORMATION ABOUT THE UNDERLYING FUNDS IN WHICH THE PORTFOLIO INVESTS, INCLUDING THEIR OBJECTIVES AND STRATEGIES, IN ABOUT THE UNDERLYING FUNDS AND IN THE SAI.

THE UNDERLYING FUNDS ARE EXPECTED TO REMAIN CONSTANT, HOWEVER, THE ADVISER HAS THE AUTHORITY TO ADD OR REMOVE UNDERLYING FUNDS IN WHICH THE PORTFOLIO INVESTS (INCLUDING FUNDS INTRODUCED AFTER THE DATE OF THIS PROSPECTUS) AT ANY TIME, AT ITS DISCRETION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks capital appreciation.

(COMPASS GRAPHIC)  INVESTMENT STRATEGIES
                   The Portfolio's assets are invested in Class Z shares of a combination of
                   Columbia Funds (Underlying Funds) on a fixed percentage basis. These Underlying
                   Funds, in turn, invest primarily in U.S. and foreign equity securities. Under normal circumstances, the Portfolio will invest in Underlying Funds so that at least 80% of its assets are invested indirectly through such Underlying Funds in equity securities.

The Portfolio makes allocations of its assets to four Underlying Funds as follows:

  - 25% in Columbia Strategic Investor Fund, which seeks long-term growth of capital by using a "value" approach to invest primarily in common stocks. Using this approach, Columbia Strategic Investor Fund:

     - invests primarily in companies that the Adviser believes are undervalued relative to their intrinsic worth or prior history. Columbia Strategic Investor Fund devotes more attention to the growth and earnings of companies than is normally associated with a fund using a strict value approach

     - may invest in companies of any size and may also invest a significant percentage of its assets in small- and mid-cap sized companies. Columbia Strategic Investor Fund may also invest in securities convertible into or exercisable for stock (including preferred stock, warrants and debentures), certain options and financial futures contracts (derivatives)

     - may also invest up to 33% of its assets in foreign securities, including American Depositary Receipts

  - 25% in Columbia Marsico 21st Century Fund, which seeks long term growth of capital by investing in Columbia Marsico 21st Century Master Portfolio. The Columbia Marsico 21st Century Master Portfolio invests:

     - in equity securities of companies of any capitalization size and will generally hold a core position of between 35 and 50 common stocks

     - without limit in foreign securities

  - 40% in Columbia Multi-Advisor International Equity Fund, which seeks long term capital growth by investing primarily in equity securities of non-U.S. companies in Europe, Australia, the Far East and other regions, including developing countries. The Portfolio invests in Columbia Multi-Advisor International Equity Master Portfolio. The Columbia Multi-Advisor International Equity Master Portfolio invests:

     - at least 80% of its assets in equity securities of established companies located in at least three countries other than the United States. The investment managers select countries, including emerging market or developing countries, that they believe have the potential for growth

     - primarily in equity securities, which may include equity interests in foreign investment funds or trusts, convertible securities, real estate investment trust securities and depositary receipts

  - 10% in Columbia Acorn International Fund, which seeks long-term growth of capital and invests:

     - the majority (under normal market conditions at least 75%) of its total assets in the stocks of foreign companies based in developed markets and emerging markets

     - in the stocks of companies based outside the United States with market capitalizations of less than $5 billion at the time of initial purchase

REBALANCING

The investment results of the Underlying Funds will vary. The portfolio manager monitors the percentage allocations to the Underlying Funds and is responsible for rebalancing the Portfolio's allocations to the Underlying Funds to ensure that the actual allocations do not exceed plus or minus 3% of the pre-determined fixed allocation percentages.


--------------------------------------------------------------------------------

YOU'LL FIND DETAILED INFORMATION ABOUT EACH UNDERLYING FUND'S INVESTMENT STRATEGIES AND RISKS IN ITS PROSPECTUS AND IN ITS SAI. PLEASE CALL US AT
1.800.345.6611 FOR COPIES.




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THE PORTFOLIO IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Masters Global Equity Portfolio has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The Adviser uses an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns they expect, or that the Portfolio will fall in value. There is also the risk that the Underlying Funds the Portfolio invests in will not produce the returns the Adviser expects, or will fall in value. The Portfolio is not designed to provide comprehensive asset allocation.

      - STOCK MARKET RISK -- The Portfolio allocates assets to Underlying Funds that invest in stocks. The value of the stocks an Underlying Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - SMALL COMPANY RISK -- The Portfolio allocates assets to Underlying Funds that may invest in smaller companies. Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains, but also carry more risk.

      - FOREIGN INVESTMENT RISK -- The Portfolio allocates assets to Underlying Funds that invest primarily in foreign securities. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments. Underlying Funds that invest in securities of companies in emerging markets have high growth potential, but can be more volatile than securities in more developed markets.

      - DERIVATIVES RISK -- The Portfolio allocates assets to Underlying Funds that may use derivative instruments. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the Adviser uses derivatives to enhance the Underlying Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Underlying Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The Adviser is not required to utilize derivatives to reduce risks.

      - CONVERTIBLE SECURITIES RISK -- The Portfolio allocates assets to Underlying Funds that invest in convertible securities. The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the Underlying Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the Underlying Fund's ability to meet its objective.

      - INVESTING IN COLUMBIA MARSICO 21ST CENTURY MASTER PORTFOLIO AND COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY MASTER PORTFOLIO -- The Portfolio invests in Columbia Marsico 21st Century Fund and Columbia Multi-Advisor International Equity Fund, which in turn invest, respectively, in Columbia Marsico 21st Century Master Portfolio and Columbia Multi-Advisor International Master Portfolio. Other mutual funds and eligible investors can buy shares in the Master Portfolios. All investors in the Master Portfolios invest under the same terms and conditions as Columbia Marsico 21st Century Fund and Columbia Multi-Advisor International Equity Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolios may have different share prices and returns than Columbia Marsico 21st Century Fund and Columbia Multi-Advisor International Equity Fund because different feeder funds typically have varying sales charges and ongoing administrative and other expenses.

        Columbia Marsico 21st Century Fund and Columbia Multi-Advisor International Equity Fund could withdraw their entire investments from the Master Portfolios if they believe it is in the best interests of the Fund to do so (for example, if the Master Portfolios changed their investment objectives). It is unlikely that this would happen, but if it did, Columbia Marsico 21st Century Fund and Columbia Multi-Advisor International Equity Fund portfolios could be less diversified and therefore less liquid, and expenses could increase. Columbia Marsico 21st Century Fund and Columbia Multi-Advisor International Equity Fund might also have to pay brokerage, tax or other charges.

      - SECTOR RISK -- The Portfolio allocates assets to Underlying Funds that invest in different but closely related industries that are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Underlying Funds do not intend to focus on any particular sector, at times an Underlying Fund may have a significant portion of its assets invested in a particular sector.

      - MARKET TIMERS -- The Portfolio allocates assets to Underlying Funds that invest predominantly in foreign securities, and as such the Portfolio may be particularly susceptible to market timers. Market timers generally attempt to take advantage of the way a fund prices its shares by trading based on market information they expect will lead to a change in the fund's net asset value on the next pricing day. Market timing activity may be disruptive to fund management and, since a market timer's profits are effectively paid directly out of the fund's assets, may negatively impact the investment returns of other shareholders. Although the Portfolio and the Underlying Funds have adopted certain policies and methods intended to identify and to discourage frequent trading based on this strategy, they cannot ensure that all such activity can be identified or terminated.

      - EMERGING MARKETS RISK -- The Portfolio allocates assets to Underlying Funds that invest in emerging markets. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

      - VALUE STOCKS -- The Portfolio allocates assets to Underlying Funds that invest in stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the Adviser's opinion, undervalued. If the Adviser's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the Adviser has placed on it.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         Because the Portfolio has not been in operation for a full calendar year, no performance information is included in the prospectus.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM THE PORTFOLIO'S ASSETS AND FROM THE ASSETS OF THE UNDERLYING COLUMBIA FUNDS THE PORTFOLIO INVESTS IN.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF PORTFOLIO DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE PORTFOLIO'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE PORTFOLIO
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Additional hypothetical fee and expense information relating to Class A, B and C shares can be found in the section HYPOTHETICAL
                   INVESTMENT AND EXPENSE INFORMATION.

         SHAREHOLDER FEES                            Class A      Class B      Class C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          5.75%         N/A          N/A



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                    1.00%(1)      5.00% (2)    1.00% (3)



         ANNUAL PORTFOLIO OPERATING EXPENSES
         (Expenses that are deducted from the Portfolio's assets)



         Management fees                              0.00%        0.00%        0.00%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%
                                                       -------      -------      -------



         Other expenses(4,5)                          0.40%        0.40%        0.40%



         Total annual Portfolio operating expenses    0.65%        1.40%        1.40%
                                                       =======      =======      =======



         Fee waivers and/or reimbursements(6)        (0.40)%      (0.40)%      (0.40)%



         Expense ratio of Underlying Funds(7)         0.97%        0.97%        0.97%



         Gross expense ratio including expenses of
           Underlying Funds                           1.62%        2.37%        2.37%



         Net expense ratio including expenses of
         Underlying Funds(8)                          1.22%        1.97%        1.97%

      (1)This charge applies to investors who buy $1 million or more of Class A shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)Other expenses are based on estimates for the current year, and have been restated to reflect contractual changes to the fees paid by the Portfolio for transfer agency services effective April 1, 2006.

      (5)The Portfolio's investment adviser has contractually agreed to bear the Portfolio's expenses so that the other operating expenses (excluding any management fees, distribution and service fees, interest, fees on borrowings, and extraordinary expenses and expenses associated with the Portfolio's investment in other investment companies) do not exceed 0.00% annually through February 15, 2008.

      (6)The Portfolio's investment adviser has agreed to waive fees and/or reimburse expenses until February 15, 2008. The figure shown here is the amount of expected reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after February 15, 2008.

      (7)The figures contained in the table are based on amounts incurred during the Underlying Fund's most recent fiscal year.

      (8)Includes the fees and expenses incurred by the Portfolio directly and indirectly from the Underlying Funds in which the Portfolio invests. The ratios shown above are based on the fixed allocation.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

        - Class B shares convert to Class A shares after you've owned them for eight years

        - you reinvest all distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

        - the Portfolio's indirect expenses remain at the amount shown above

        - the Portfolio's waivers and/or reimbursements shown above expire February 15, 2008 and are not reflected in the third year of the 3 years example

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  1 YEAR   3 YEARS
         CLASS A SHARES                                            $692     $981



         CLASS B SHARES                                            $700     $961



         CLASS C SHARES                                            $300     $661

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                                  1 YEAR   3 YEARS
         CLASS B SHARES                                            $200     $661



         CLASS C SHARES                                            $200     $661

--------------------------------------------------------------------------------

YOU'LL FIND SPECIFIC INFORMATION ABOUT THE PORTFOLIO'S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS IN THE DESCRIPTION STARTING ON PAGE 5.

--------------------------------------------------------------------------------

Other important information
(LINE GRAPH GRAPHIC)

The following are some other risks and information you should consider before you invest:

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of the Portfolio or the Underlying Funds can be changed without shareholder approval. The 80% Policy of the Portfolio may be changed without shareholder approval by giving shareholders at least 60 days' notice. Other investment policies may be changed only with shareholder approval.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Portfolio and the Underlying Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The Adviser can also choose not to invest in specific securities described in this prospectus and in the SAI.

      - INVESTMENT IN COLUMBIA MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Portfolio and the Underlying Funds may invest their assets in the Columbia Money Market Funds. The Adviser and its affiliates are entitled to receive fees from the Columbia Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Portfolio or the Underlying Funds for services provided directly.

      - FOREIGN INVESTMENT RISK -- The Underlying Funds may invest in foreign securities and may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulties selling some investments, which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If an Underlying Fund invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to foreign investments.

      - INVESTING DEFENSIVELY -- The Portfolio may temporarily hold up to 100% of its assets in the Columbia Money Market Funds to try to protect it during a market or economic downturn or because of political or other conditions. The Portfolio may not achieve its investment objective while it is investing defensively.

      - SECURITIES LENDING PROGRAM -- An Underlying Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned. It is possible that some of the approved broker-dealers or other financial institutions involved in the loans may be affiliates of Bank of America.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to the Portfolio and the Underlying Funds, including investment advisory, sub-advisory, distribution, administration, shareholder servicing, transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Portfolio and the Underlying Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Columbia Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - INVESTMENT IN AFFILIATED FUNDS -- The Adviser has the authority to select Underlying Funds. The Adviser or one of its affiliates is the investment adviser to each of the Underlying Funds. The Adviser may be subject to a conflict of interest in selecting Underlying Funds because the fees paid to it or its affiliates are higher than the fees paid to other Underlying Funds. However, as a fiduciary to each Portfolio, the Adviser has a duty to act in the best interest of the Portfolio in selecting Underlying Funds.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Columbia Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Portfolio's SAI and on the Columbia Funds' website. In addition, a complete list of the Portfolio's portfolio holdings for each calendar month will be available on the Columbia Funds website at www.columbiafunds.com under Fund Portfolio Data, 30 calendar days following each month-end and will remain posted on the website for three months.

      - PORTFOLIO TURNOVER -- A Portfolio or Underlying Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxable to individual shareholders at higher rates than long-term capital gains for federal income tax purposes. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Portfolio's returns.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        The Portfolio may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If the Portfolio becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of the Portfolio's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

How the Portfolio is managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER (COLUMBIA MANAGEMENT ADVISORS, LLC) AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 100 mutual fund portfolios in the Columbia Funds Family, including the Portfolio described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities and money market instruments. The Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions.

Columbia Management currently has approximately $312 billion in assets under management, which consists of assets under the discretionary management of both the Adviser and Columbia Wanger Asset Management, L.P.

Vikram Kuriyan, head of the Adviser's Quantitative Strategies Group, is the portfolio manager responsible for making the day-to-day investment decisions for the Portfolio. Dr. Kuriyan is responsible for monitoring the percentage allocations to the Underlying Funds and rebalancing the Portfolio's allocations to the Underlying Funds to ensure that the actual allocations do not exceed plus or minus 3% of the pre-determined fixed allocation percentages. Dr. Kuriyan's professional biography is provided in the table below. The SAI provides additional information about the compensation of the portfolio manager, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

                               LENGTH OF SERVICE       BUSINESS EXPERIENCE DURING
  PORTFOLIO MANAGER            WITH THE PORTFOLIO         THE PAST FIVE YEARS
  VIKRAM KURIYAN            SINCE FEBRUARY 2006       COLUMBIA MANAGEMENT --
                            (SINCE INCEPTION)         PORTFOLIO MANAGER SINCE 2000

The Adviser does not receive advisory fees directly for the services it provides to the Portfolios. However, the Adviser and its affiliates may receive fees indirectly for the services they provide to the Underlying Funds.

Columbia Multi-Advisor International Equity Fund and Columbia Marsico 21st Century Fund do not have their own investment advisers because they are feeder funds that invest, respectively, in Columbia Multi-Advisor International Equity Master Portfolio and Columbia Marsico 21st Century Master Portfolio.

The Adviser is the investment adviser to the Columbia Multi-Advisor International Equity Master Portfolio. Columbia Funds and the Adviser have engaged Causeway Capital Management LLC, a registered investment adviser, and Marsico Capital Management, LLC, an indirect wholly-owned subsidiary of Bank of America Corporation, as co-investment sub-advisers to the Columbia Multi-Advisor International Equity Master Portfolio.

Columbia Wanger Asset Management, L.P., an indirect wholly-owned subsidiary of Bank of America Corporation, is the investment adviser to the Columbia Acorn International Fund.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with the Adviser is available in the SAI.

The investment adviser and sub-advisers of each of the Underlying Funds are set forth below:

  UNDERLYING FUND               INVESTMENT ADVISER            SUB-ADVISERS
  COLUMBIA STRATEGIC         COLUMBIA MANAGEMENT        N/A
  INVESTOR FUND              ADVISORS, LLC



  COLUMBIA MARSICO 21ST      COLUMBIA MANAGEMENT        MARSICO CAPITAL
  CENTURY MASTER PORTFOLIO   ADVISORS, LLC              MANAGEMENT, LLC



  COLUMBIA ACORN             COLUMBIA WANGER ASSET      N/A
  INTERNATIONAL FUND         MANAGEMENT, L.P.



  COLUMBIA MULTI-ADVISOR     COLUMBIA MANAGEMENT        MARSICO CAPITAL
  INTERNATIONAL EQUITY       ADVISORS, LLC              MANAGEMENT, LLC; CAUSEWAY
  MASTER PORTFOLIO                                      CAPITAL MANAGEMENT LLC


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02111-2621

--------------------------------------------------------------------------------


OTHER SERVICE PROVIDERS

The Portfolio is distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer and an indirect, wholly-owned subsidiary of Bank of America Corporation. The Distributor may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------


Columbia Management Advisors, LLC is the administrator of the Portfolio (Administrator), and is responsible for overseeing the administrative operations of the Portfolio. The Administrator may receive fees for the administrative services it provides to the Portfolio.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc. is the transfer agent for the Portfolio's shares (Transfer Agent) and is an indirect, wholly-owned subsidiary of Bank of America Corporation. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Choosing a share class

(CHOOSING A SHARE CLASS GRAPHIC)

--------------------------------------------------------------------------------

WE'VE USED THE TERM INVESTMENT PROFESSIONAL TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING SHARES OF THE PORTFOLIO. SELLING AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.




 FOR MORE INFORMATION ABOUT HOW TO CHOOSE A SHARE CLASS, CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL US AT 1.800.345.6611.




 BEFORE YOU INVEST, PLEASE NOTE THAT OVER TIME, DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES WILL INCREASE THE COST OF YOUR INVESTMENT, AND MAY COST YOU MORE THAN ANY SALES CHARGES YOU MAY PAY. FOR MORE INFORMATION, SEE HOW SELLING AND SERVICING AGENTS ARE PAID.

--------------------------------------------------------------------------------


Before you can invest in the Portfolio, you'll need to choose a share class. There are three classes of shares of the Portfolio offered by this prospectus. Each class has its own sales charges and fees. In certain circumstances, these sales charges and fees may be reduced or waived, as described below and in the SAI. The table below compares the charges and fees and other features of the share classes.

                                CLASS A             CLASS B             CLASS C
                                 SHARES              SHARES              SHARES
  MAXIMUM AMOUNT YOU CAN
  BUY                           NO LIMIT         UP TO $50,000      UP TO $1 MILLION



  MAXIMUM FRONT-END SALES
  CHARGE                         5.75%                NONE                NONE



  MAXIMUM DEFERRED SALES
  CHARGE                        1.00%(1)            5.00%(2)            1.00%(3)



  REDEMPTION FEE(4)              2.00%               2.00%               2.00%



  MAXIMUM ANNUAL                               0.75% DISTRIBUTION  0.75% DISTRIBUTION
  DISTRIBUTION AND         0.25% DISTRIBUTION   (12B-1) FEE AND     (12B-1) FEE AND
  SHAREHOLDER SERVICING     (12B-1)/SERVICE          0.25%               0.25%
  FEES                            FEE             SERVICE FEE         SERVICE FEE



  CONVERSION FEATURE              NONE                YES                 NONE

(1)This charge applies to investors who buy $1 million or more of Class A shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(2)This charge decreases over time. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(3)This charge applies to investors who buy Class C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(4)The redemption fee may apply to shares purchased that are redeemed (either by selling your shares or exchanging into another Fund) within 60 days of purchase. Please see CHOOSING A SHARE CLASS -- REDEMPTION FEES for details.

The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge, if any.

The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies, and when you're required to pay the charge. You should think about these things carefully before you invest.

Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Portfolio will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

Class A shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Portfolio, unless you qualify for a waiver or reduction of the sales charge. However, Class A shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Class B and Class C shares. This means that Class A shares can be expected to pay relatively higher distributions per share.

Class B shares have limits on how much you can invest. When you buy Class B or Class C shares, the full amount is invested in the Portfolio. However, you may pay a CDSC when you sell your shares. Over time, Class B and Class C shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Class A shares. Although the full amount of your purchase is invested in the Portfolio, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Class B and Class C Shares. You should also consider the conversion feature for Class B shares, which is described in ABOUT CLASS B SHARES.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY THE PORTFOLIO EVERY BUSINESS DAY.
--------------------------------------------------------------------------------



(ABOUT CLASS A     ABOUT CLASS A SHARES
  SHARES GRAPHIC)

      There is no limit to the amount you can invest in Class A shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. Shares you purchase with reinvested distributions are not subject to a sales charge. To determine the sales charge you pay on additional investments in Class A shares, we will add the amount of your additional investment to the current value of your account and base the sales charge on that total amount.

      FRONT-END SALES CHARGE



      You'll pay a front-end sales charge when you buy Class A shares, unless:

        - you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- FRONT END SALES CHARGES

        - you received shares from reinvested distributions

      The sales charge you'll pay depends on the amount you're investing -- generally, the larger the investment, the smaller the percentage sales charge.

                                                      SALES CHARGE(1)    AMOUNT RETAINED
                                    SALES CHARGE(1)    AS A % OF THE    BY SELLING AGENTS
                                     AS A % OF THE      NET AMOUNT        AS A % OF THE
         AMOUNT YOU BOUGHT          OFFERING PRICE       INVESTED        OFFERING PRICE
         $0 - $49,999                    5.75%             6.10%              5.00%



         $50,000 - $99,999               4.50%             4.71%              3.75%



         $100,000 - $249,999             3.50%             3.63%              2.75%



         $250,000 - $499,999             2.50%             2.56%              2.00%



         $500,000 - $999,999             2.00%             2.04%              1.75%



         $1,000,000 OR MORE              0.00%             0.00%              1.00%(2)

      (1)The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge in the table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and of your net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

      (2)1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25% on amounts over $50,000,000. The Distributor pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within twelve months from the time they were bought. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      CONTINGENT DEFERRED SALES CHARGE



      Class A shares bought without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1% CDSC if the shares are sold within 12 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million (but less than $50 million) are subject to a CDSC if redeemed within 12 months of the date of purchase. The 12 months begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee based program.

      You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

--------------------------------------------------------------------------------

CLASS B SHARES ARE NOT INTENDED FOR PURCHASE OF $50,000 OR MORE. YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR ENSURING THAT YOUR INVESTMENT IN CLASS B SHARES DOES NOT REACH THE $50,000 MAXIMUM, AND COLUMBIA FUNDS CANNOT ENSURE THAT IT WILL IDENTIFY PURCHASE ORDERS THAT WOULD CAUSE YOUR INVESTMENT IN CLASS B SHARES TO REACH THE MAXIMUM ALLOWED AMOUNT.

--------------------------------------------------------------------------------



(ABOUT CLASS B     ABOUT CLASS B SHARES
  SHARES GRAPHIC)

      Purchases up to $50,000 are allowed in Class B shares assuming the combined value of the customer's total assets in the Columbia Funds does not reach $50,000. Purchases in Class B shares that bring the combined value of a customer's total assets to $50,000 or above will be rejected. A customer's total assets may include accounts for immediate family members. Group Plan accounts are valued at the plan level.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC when you sell your Class B shares, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- CONTINGENT DEFERRED SALES CHARGES

      The CDSC you pay depends on how long you held your shares.

         IF YOU SELL YOUR SHARES
         DURING THE FOLLOWING YEAR:                                     YOU'LL PAY A CDSC OF:
         ------------------------------------------------------------------------------------
         THE FIRST YEAR YOU OWN THEM                                             5.0%



         THE SECOND YEAR YOU OWN THEM                                            4.0%



         THE THIRD YEAR YOU OWN THEM                                             3.0%



         THE FOURTH YEAR YOU OWN THEM                                            3.0%



         THE FIFTH YEAR YOU OWN THEM                                             2.0%



         THE SIXTH YEAR YOU OWN THEM                                             1.0%



         AFTER SIX YEARS OF OWNING THEM                                          NONE

      Certain investments in Class B shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Portfolio will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

      Your selling agent receives compensation when you buy Class B shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      ABOUT THE CONVERSION FEATURE



      Class B shares convert automatically to Class A shares after you've owned them for eight years.

      The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase total returns.

      Here's how the conversion works:

        - Shares are converted on or about the 15th day of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

        - You'll receive the same dollar value of Class A shares as the Class B shares that were converted. No sales charge or other charges apply.

        - Class B shares that you received from an exchange of Class B shares of another Columbia Fund will convert based on the day you bought the original shares.

        - Conversions are free from federal income tax.


(ABOUT CLASS C     ABOUT CLASS C SHARES
  SHARES GRAPHIC)

      There is a $1 million limit to the amount you can purchase in Class C shares. You don't pay a sales charge when you buy Class C shares, but you may pay a CDSC when you sell them. Purchases of $1 million or more will be rejected.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC of 1.00% when you sell Class C shares within one year of buying them, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- CONTINGENT DEFERRED SALES CHARGES

      Certain investments in Class C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Portfolio will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

      Your selling agent receives compensation when you buy Class C shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

--------------------------------------------------------------------------------

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF SALES CHARGES AND REDEMPTION FEES.

YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR NOTIFYING COLUMBIA FUNDS THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE BUYING OR SELLING SHARES.

WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

FOR PURPOSES OF OBTAINING A BREAKPOINT DISCOUNT, MEMBERS OF YOUR "IMMEDIATE FAMILY" INCLUDE YOUR SPOUSE, PARENT, STEP-PARENT, LEGAL GUARDIAN, CHILD, STEP-CHILD, FATHER-IN-LAW AND MOTHER-IN-LAW.

--------------------------------------------------------------------------------


REDEMPTION FEES

(Class A, Class B and Class C shares)

The Portfolio assesses, subject to limited exceptions, a 2.00% redemption fee on the proceeds of Portfolio shares that are redeemed (either by selling shares or exchanging into another Portfolio or Fund) within 60 days of their purchase. The redemption fee is paid to the Portfolio or Fund from which you are redeeming shares (including redemptions by exchange).

The redemption fee is imposed on Portfolio shares redeemed (including redemptions by exchange) within 60 days of purchase. In determining which shares are being redeemed, we generally apply a first-in, first-out approach. For Portfolio shares acquired by exchange, the holding period prior to the exchange will not be considered in determining whether to apply the redemption fee.

The redemption fee will not be imposed if you qualify for a waiver and the Portfolio has received proper notification. We'll redeem any shares that are eligible for a waiver first. You can find out if you qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE OR REDEMPTION FEE -- REDEMPTION FEES. For a discussion of the effects of market timing, please see the section BUYING, SELLING AND EXCHANGING SHARES -- SHORT-TERM TRADING ACTIVITY AND MARKET TIMING.

WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE OR REDEMPTION FEE

You may be eligible for a waived or reduced front-end sales charge (often referred to as a "breakpoint discount"), CDSC or redemption fee. Restrictions may apply to certain accounts and certain transactions. Information about these reductions and waivers is provided below and may also be discussed in the SAI, which is available at www.columbiafunds.com. Please contact your investment professional or contact Columbia Funds at 1.800.345.6611 to determine whether you qualify for a reduction or waiver of these charges.

The types of accounts that may be aggregated to obtain one of the breakpoint discounts described below include individual accounts, joint accounts, certain IRA accounts, certain trusts and UTMA/UGMA accounts. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own shares of Columbia Funds.

The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Columbia Funds Family. To obtain a breakpoint, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Portfolio is not responsible for a financial advisor's failure to apply the eligible discount to your account. You may be asked by the Portfolio or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Portfolio's Transfer Agent, you will need to provide the foregoing information to a Transfer Agent representative at the time you purchase shares.

FRONT-END SALES CHARGES

(Class A shares)

There are two ways you can lower the front-end sales charge you pay on Class A shares:

        - RIGHTS OF ACCUMULATION
        The value of eligible accounts (regardless of class) maintained by you and each member of your immediate family may be combined with the value of your current purchase to reach a sales charge discount level (according to the chart of Class A sales charges, above) and to obtain the lower sales charge for your current purchase. To calculate the combined value of the accounts, the Portfolio will use the shares' current public offering price.

        - STATEMENT OF INTENT
        You also may pay a lower sales charge when purchasing Class A shares by signing a letter of intent. By doing so, you would be able to pay the lower sales charge on all purchases made under the letter of intent within 13 months. As described in the chart in the section ABOUT CLASS A SHARES -- FRONT-END SALES CHARGE, the first breakpoint discount will be applied when total purchases reach $50,000. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. To calculate the total value of your Statement of Intent purchases, the Portfolio will use the historic cost (i.e. dollars invested) of the shares held in each eligible account. You must retain all records necessary to substantiate historic costs because the Portfolio and your financial intermediary may not maintain this information.

         - WHAT ACCOUNTS ARE ELIGIBLE FOR BREAKPOINT DISCOUNTS?
          The types of eligible accounts that may be aggregated to obtain one or both of the breakpoint discounts described above include:

           - individual accounts

           - joint accounts

           - certain IRA accounts

           - certain trusts

           - UTMA/UGMA accounts

            For the purposes of obtaining a breakpoint discount, members of your "immediate family" include your spouse, parent, step parent, legal guardian, child, step child, father in-law and mother in-law. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own Columbia Fund shares. The value of your investment in certain Money Market Funds held in an eligible account may be aggregated with your investments in other funds in the Columbia Funds family of funds to obtain a breakpoint discount through a Right of Accumulation. Certain Money Market Funds may also be included in the aggregation for a Statement of Intent for shares that have been charged a commission for purposes of obtaining a breakpoint discount.

         - HOW DO I OBTAIN A BREAKPOINT DISCOUNT?
          The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Columbia Funds family of funds. To obtain any of the above breakpoint discounts, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Portfolio is not responsible for a financial advisor's failure to apply the eligible discount to your account. You may be asked by the Portfolio or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Transfer Agent, you will need to provide the foregoing information to a Transfer Agent representative at the time you purchase shares.

         - HOW CAN I OBTAIN MORE INFORMATION ABOUT BREAKPOINT DISCOUNTS?
          Certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. Restrictions may apply to certain accounts and certain transactions. Further information regarding these discounts may be found in the Portfolio's SAI and at www.columbiafunds.com.

      The following investors can buy Class A shares without paying a front-end sales charge:

        - full-time employees and retired employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

        - banks, trust companies and thrift institutions, acting as fiduciaries

        - individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the Portfolio within 90 days of the date of distribution

        - Columbia Funds' Trustees, Directors and employees of its investment sub-advisers

        - registered broker/dealer firms that have entered into a Columbia Funds dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only

        - registered personnel and employees of these broker/dealers and their family members may buy Class A shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

        - employees or partners of any service provider to the Portfolio

        - investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

        - shareholders of certain Funds that reorganized into the Columbia Funds who were entitled to buy shares at net asset value

      The following plans can buy Class A shares without paying a front-end sales charge:

        - pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the Internal Revenue Code

        - employee benefit plans created according to Section 403(b) of the Internal Revenue Code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the Internal Revenue Code. To qualify for the waiver, the plan must:

            - have at least $500,000 invested in Class A shares of Columbia
              Funds (except Money Market Funds), or

            - sign a letter of intent to buy at least $500,000 of Class A shares of Columbia Funds (except Money Market Funds), or

            - be an employer-sponsored plan with at least 100 eligible participants, or

            - be a participant in an alliance program that has signed an agreement with the Portfolio or a selling agent

        - certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

      You can also buy Class A shares without paying a sales charge if you buy the shares within 365 days of selling Class A, Class B or Class C shares of the same Portfolio. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. The Transfer Agent, Distributor or their agents must receive your written request within 365 days after you sell your shares.

      CONTINGENT DEFERRED SALES CHARGES
      (Class A, Class B and Class C shares)

      You won't pay a CDSC in the following circumstances:

      DEATH:  CDSCs may be waived on redemptions following the death of:

        - the sole shareholder on an individual account

        - a joint tenant where the surviving joint tenant is the deceased's spouse

        - the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfer to Minors Act (UTMA) or other custodial account.

      If the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

      AUTOMATIC WITHDRAWAL PLAN (AWP): CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual AWP established with the Transfer Agent, to the extent that the redemptions do not exceed, on an annual basis, 12% of the account's value at the time that the AWP is established. Otherwise a CDSC will be charged on AWP redemptions until this requirement is met; this requirement does not apply if the AWP is set up at the time the account is established, and distributions are being reinvested.

      DISABILITY: CDSCs may be waived on redemptions after the sole shareholder on an individual account or a joint tenant on a joint tenant spousal account becomes disabled (as defined by Section 72(m)(7) of the Internal Revenue Code). To be eligible for such a waiver:

        - the disability must arise after the purchase of shares,

        - the disabled shareholder must have been under the age of 65 at the time of the initial determination of disability and

        - a letter from a physician must be signed under penalty of perjury stating the nature of the disability.

      If the account is transferred to a new registration and then shares are redeemed, the applicable CDSC will be charged.

      DEATH OF A TRUSTEE: CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where:

        - the grantor of the trust is the sole trustee and the sole life beneficiary,

        - death occurs following the purchase and

        - the trust document provides for the dissolution of the trust upon the trustee's death.

      If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

      RETURNS OF EXCESS CONTRIBUTIONS: CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the Financial Services Firm
      (FSF) agrees to return the applicable portion of any commission paid by the Distributor.

      QUALIFIED RETIREMENT PLANS: CDSCs may be waived on shares sold by employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must be a participant in an alliance program that has signed an agreement with Columbia Funds or the Distributor.

      RETURN OF COMMISSION: CDSCs may be waived on shares sold by intermediaries that are part of the Columbia Funds selling group where the intermediary has entered into an agreement with Columbia Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

      NON-US INVESTORS: CDSCs may be waived on shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-US investors.

      IRS SECTION 401 AND 457: CDSCs may be waived on shares sold by certain pension, profit-sharing or other employee benefit plans established under
      Section 401 or 457 of the tax code.

      MEDICAL PAYMENTS: CDSCs may be waived on shares redeemed for medical payments that exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

      SHARES LIQUIDATED BY TRANSFER AGENT: CDSCs may be waived for shares sold under the Distributor's right to liquidate a shareholder's account, including but not limited to, instances where the aggregate net asset value of Class A, Class B or Class C shares held in the account is less than the minimum account size.

      PLANS OF REORGANIZATION: At the Portfolio's discretion, CDSCs may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party.

      CDSCs may be waived on the sale of Class C shares sold by a non-profit organization qualified under Section 501(c)(3) of the tax code in connection with the BANC OF AMERICA CAPITAL MANAGEMENT CHARITABLE GIVING PROGRAM.

      REDEMPTION FEES



      (Class A, Class B and Class C Shares)

      You won't pay an otherwise applicable redemption fee on the following categories of transactions:

        - shares sold following the death or disability (as defined in the Internal Revenue Code) of the shareholder, including a registered joint owner

        - shares sold by or distributions from participant-directed retirement plans, such as 401(k), 403(b), 457, Keogh, profit sharing and money purchase pension plans, where Columbia Funds does not have access to information about the individual participant account activity, except where Columbia Funds has received an indication that the plan administrator is able to assess the redemption fee on the appropriate accounts

        - shares sold by certain investment funds (e.g. the Columbia Masters Portfolios, the Columbia LifeGoal Portfolios and Future Scholar) that have provided assurances reasonably satisfactory to the Adviser that the investment fund is not a vehicle for market timing. The Adviser or its affiliates may manage certain of the approved investment funds

        - shares sold in certain transactions in connection with certain asset allocation or wrap programs where the program sponsor has provided assurances reasonably satisfactory to the Adviser that the program is not designed to be a vehicle for market timing

        - shares sold by accounts where Columbia Funds has received information reasonably satisfactory to the Adviser indicating that financial institutions or intermediaries maintaining the accounts are currently unable for administrative reasons to assess the redemption fee on underlying shareholders

        - shares sold by an account which has demonstrated a severe hardship, such as a medical emergency, as determined in the absolute discretion of the Adviser

        - shares that were purchased by reinvested dividends

        - shares that are redeemed or exchanged through Columbia Funds' Automatic Withdrawal Plan or Automatic Exchange Feature or similar affiliated or unaffiliated automated plans

        - the following retirement plan distributions:

           - lump-sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy" plan)

           - distributions from an individual retirement account (IRA) or Custodial Account under Section 403(b)(7) of the Internal Revenue Code, following attainment of age 59 1/2

      Columbia Funds also has the discretion to waive the 2% redemption fee if a Fund is in jeopardy of failing the 90% income test or losing its RIC qualification for tax purposes.

      Certain financial institutions or intermediaries may not assess redemption fees on certain categories of redemptions that they believe do not present significant market timing concerns (such as automatic withdrawal plan redemptions). Conversely, certain financial institutions or intermediaries may assess redemption fees on certain redemptions by accounts maintained with them that would be exempt from the redemption fee if the accounts were maintained directly with the Transfer Agent or with a different financial institution or intermediary. Columbia Funds and its agents reserve the right to permit imposition of the redemption fee under these circumstances. Columbia Funds' ability to assess redemption fees or apply waivers is generally limited by the policies of these financial institutions and intermediaries. Accordingly, the parameters of the exemption categories described above are subject to the different policies of the various financial institutions and intermediaries that maintain accounts. You should check with your financial institution or intermediary about its redemption fee and waiver policies before investing or submitting a redemption order within the specified time periods.

      Columbia Funds reserves the right to impose the redemption fee in the future if it determines that a financial institution or intermediary that previously did not or was not able to assess the redemption fee on underlying shareholders has developed the policy or capability to assess the fee on some or all of its underlying shareholders, however, Columbia Funds may determine not to impose the redemption fee under certain circumstances. From time to time, as circumstances change, Columbia Funds may modify or eliminate certain exemption categories without advance notice to shareholders.

Buying, selling and exchanging shares
(BUYING, SELLING AND EXCHANGING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


You can invest in the Portfolio through your selling agent.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The table starting on page 31 summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in CHOOSING A SHARE CLASS.

The Portfolio also offers other classes of shares, with different features and expense levels, which you may be eligible to buy. Specifically, the Portfolio offers Class Z shares which have lower expense levels and limited service features and are only available to certain eligible investors that meet specific criteria, such as investing through an eligible financial institution intermediary. Please contact your investment professional, or call us at
1.800.345.6611 if you have any questions or you need help placing an order.

Certain financial institutions and intermediaries that offer Class Z shares may in certain circumstances determine that a shareholder invested in Class A, Class B or Class C shares is eligible for Class Z shares and will have their shares automatically converted to Class Z shares. No sales charges or other charges will apply to such a conversion, however, an investor should contact their financial institution or intermediary to learn the details of any such policy and also should talk to their tax adviser about the tax consequences of any such automatic conversion.

Federal law requires the Portfolio to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Portfolio may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Portfolio is unable to verify your identity after your account is open, the Portfolio reserves the right to close your account or take other steps as deemed reasonable. The Portfolio shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of the Portfolio's long-term shareholders may be adversely affected by certain short-term trading activity by Portfolio shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Portfolio shares held by long-term shareholders and have other adverse effects on the Portfolio. This type of excessive short-term trading activity is referred to herein as "market timing." The Portfolio is not intended as a vehicle for market timing.

Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Portfolio to implement their market timing strategies. Columbia Funds' Board has adopted policies and procedures with respect to market timing activity as discussed below.

Market timing may negatively impact long-term performance of the Portfolio by requiring it to maintain a larger percentage of assets in cash or to liquidate portfolio holdings at a disadvantageous time. Market timing could increase the Portfolio's expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, and large asset fluctuations that could diminish the Portfolio's ability to provide the maximum investment return to all participants. Certain Portfolios or Funds may be more susceptible to these negative effects of market timing. For example, Funds that invest principally in foreign securities may be more susceptible to arbitrage opportunities resulting from mispricing due to time zone differences among international financial markets. Market timers seek potential price differentials that may occur with securities that trade in a different time zone. Funds that invest principally in small- and mid-capitalization securities may be more susceptible to arbitrage opportunities due to the less liquid nature of smaller company securities. Fair value pricing may reduce these arbitrage opportunities.

Columbia Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if Columbia Funds detects that a shareholder has conducted two "round trips" (as defined below) in a Portfolio or Fund (other than a Columbia Money Market Fund, Columbia Short Term Bond Fund or Columbia Short Term Municipal Bond Fund) that are deemed material by Columbia Funds in any 28-day period, Columbia Funds will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a Columbia Money Market Fund, Columbia Short Term Bond Fund or Columbia Short Term Municipal Bond Fund). In addition, if Columbia Funds determines that any person, group or account has engaged in any type of market timing activity (independent of the two round trip limit) Columbia Funds may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund. In any event, Columbia Funds also retains the right to reject any order to buy or exchange shares as discussed in the section BUYING, SELLING AND EXCHANGING SHARES - HOW ORDERS ARE PROCESSED and also retains the right to modify these market timing policies at any time without prior notice to shareholders.

The rights of shareholders to redeem shares of the Portfolio are not affected by any of these limits. However, certain Funds, including the Portfolio, impose a redemption fee on the proceeds of Portfolio shares that are redeemed or exchanged within 60 days of their purchase. Please refer to the section ABOUT YOUR INVESTMENT - INFORMATION FOR INVESTORS - REDEMPTION FEES to determine if a redemption fee might be applicable to your shares. For these purposes, a "round trip" is a purchase by any means into a Portfolio or Fund followed by a redemption, of any amount, by any means out of the same Portfolio or Fund. Under this definition, an exchange into a Portfolio or Fund followed by an exchange out of the same Portfolio or Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Systematic Investment Plan, Automatic Withdrawal Plan, Automatic Exchange Feature or similar automated plans generally are not subject to the two round trip limit. The two round trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Columbia Funds. However, there can be no assurance that these policies and procedures, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. Columbia Funds typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Columbia Funds practices discussed above. Consequently, there is the risk that Columbia Funds may not be able to do anything in response to market timing that occurs in a Portfolio or Fund which may result in certain shareholders being able to market time a Portfolio or Fund while the shareholders in that Fund bear the burden of such activities.

Columbia Funds seeks to act in a manner that it believes is consistent with the best interests of Portfolio shareholders in making any judgments regarding market timing. Neither Columbia Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or transfers.

                   Ways to buy, sell
                      or exchange         How much you can buy, sell or exchange                Other things to know
                  -------------------    -----------------------------------------    -----------------------------------------
Buying shares     In a lump sum          MINIMUM INITIAL INVESTMENT:                  There is no limit to the amount you can
                                         - $1,000 for regular accounts                invest in Class A shares. You can invest
                                         - $25 for traditional and Roth IRAs, and     up to $50,000 in Class B shares. Class C
                                           Coverdell Education Savings Accounts       share purchases are limited to $1
                                         - no minimum for certain fee-based           million.
                                         accounts and certain retirement plan
                                           accounts
                                         MINIMUM ADDITIONAL INVESTMENT:
                                         - $25 for traditional and Roth IRAs, and
                                           Coverdell Education Savings Accounts
                                         - $50 for all other accounts

                  Using our              minimum initial investment:                  You can buy shares any day of the month
                  Systematic             - $50                                        on a monthly, quarterly or semi-annual
                  Investment Plan        minimum additional investment:               schedule.
                                         - $50

Selling shares    In a lump sum          - shares sold by check via the telephone     The Portfolio will generally send
                                         or through the internet are limited to an    proceeds from the sale to you within
                                           aggregate of $100,000 in a 30-day          seven days (usually on the next business
                                           period if you qualify for telephone or     day after your request is received in
                                           internet orders                            "good form"). However, if you purchased
                                         - other restrictions may apply to            your shares by check, the Portfolio may
                                         withdrawals from retirement plan accounts    delay sending the proceeds from the sale
                                                                                      of your shares for up to 10 days after
                                                                                      your purchase to protect against checks
                                                                                      that are returned.
                                                                                      The Portfolio assesses, subject to
                                                                                      limited exceptions, a 2.00% redemption
                                                                                      fee on the proceeds of Portfolio shares
                                                                                      that are redeemed (either by selling
                                                                                      shares or exchanging into another
                                                                                      Portfolio or Fund) within 60 days of
                                                                                      their purchase. Please see CHOOSING A
                                                                                      SHARE CLASS -- REDEMPTION FEES for
                                                                                      details.

                  Using our Automatic    - no minimum per withdrawal                  Your account balance must be at least
                  Withdrawal Plan        - $5,000 requirement waived for certain      $5,000 to set up the plan. You can make
                                         fee based accounts                           withdrawals any day of the month on a
                                                                                      monthly, quarterly or semi-annual basis.
                                                                                      We'll send your money by check or deposit
                                                                                      it directly to your bank account. No CDSC
                                                                                      is deducted if you withdraw 12% or less
                                                                                      of the value of your shares in a given
                                                                                      class in a year.

Exchanging        In a lump sum          - new account minimums apply to exchanges    The Portfolio assesses, subject to
  shares                                                                              limited exceptions, a 2.00% redemption
                                                                                      fee on the proceeds of Portfolio shares
                                                                                      that are redeemed (either by selling
                                                                                      shares or exchanging into another
                                                                                      Portfolio or Fund) within 60 days of
                                                                                      their purchase. Please see CHOOSING A
                                                                                      SHARE CLASS -- REDEMPTION FEES for
                                                                                      details.
                                                                                      You can generally exchange your Class A,
                                                                                      Class B or Class C shares for Class A,
                                                                                      Class B or Class C shares, respectively,
                                                                                      of any other Portfolio or Fund
                                                                                      distributed by the Distributor. Some
                                                                                      exceptions apply.
                                                                                      You generally won't pay a front-end sales
                                                                                      charge or CDSC on the shares you're
                                                                                      exchanging. An exchange generally will
                                                                                      incur a sales charge if the original
                                                                                      purchase was not assessed a sales charge.
                                                                                      Redemption fees may apply.

                  Using our Automatic    - minimum $100 per exchange                  You can make exchanges any day of the
                  Exchange Feature                                                    month.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on a Portfolio's net asset value per share. We calculate net asset value per share for each class of the Portfolio at the end of each business day. The net asset value per share of the Portfolio is based on the net asset value per share of the Underlying Columbia Funds the Portfolio invests in.

We calculate the net asset value for each class of the Portfolio by determining the value of the Portfolio's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN AN UNDERLYING FUND

The value of an Underlying Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in an Underlying Fund. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. For example, securities which may be subject to fair valuation include, but are not limited to: (1) restricted securities for which a pricing service is unable to provide a market price; (2) securities whose trading has been formally suspended; (3) debt securities that have gone into default and for which there is no current market quotation; and (4) a security whose market price is not available from a pre-established pricing service. In addition, an Underlying Fund may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which an Underlying Fund's share price is calculated. Foreign exchanges typically close before the time as of which an Underlying Fund's share prices are calculated, and may be closed altogether on some days an Underlying Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Underlying Fund shares. However, when an Underlying Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Columbia Funds has retained an independent fair value pricing service to assist in the fair valuation process for Underlying Funds that primarily invest in international equity securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by an Underlying Fund could change on days when Underlying Fund shares cannot be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders to buy, sell or exchange shares may be delivered to the Transfer Agent by telephone, in writing or through the internet. For more information on account and trading restrictions and special sign-up procedures for internet transactions, please call us at 1.800.345.6611. The Transfer Agent has procedures in place to authenticate electronic instructions. You will be asked to accept the terms of an online agreement and utilize a password for internet services.

Orders received in good order by the Portfolio, Distributor, Transfer Agent or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. We will not be liable for following telephone instructions that we reasonably believe are genuine.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY THE PORTFOLIO EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Class A shares at the offering price per share. You buy Class B and Class C shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we reserve the right to cancel your order. We'll return any payment received for orders that have been cancelled.

        - Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Portfolio. We don't issue certificates.

      MINIMUM INITIAL INVESTMENT



      The minimum initial amount you can buy is usually $1,000.

      If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

        - $50 using our Systematic Investment Plan

        - $25 for traditional and Roth IRAs, and Coverdell Education Savings Accounts

        - There is no minimum for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts, other managed accounts and certain retirement plans

      MINIMUM ADDITIONAL INVESTMENT



      You can make additional purchases of $50, or $25 for traditional and Roth IRAs, and Coverdell Education Savings Accounts.

SYSTEMATIC INVESTMENT PLAN
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Portfolio. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - You can buy shares any day of the month on a monthly, quarterly or semi-annual basis.

  - Some exceptions may apply to employees of Bank of America and its affiliates. For details, please contact your investment professional.

--------------------------------------------------------------------------------

"GOOD FORM" MEANS THAT THE MONEY USED TO PURCHASE YOUR SHARES IS FULLY COLLECTED. WHEN SELLING SHARES BY LETTER OF INSTRUCTION, "GOOD FORM" ALSO MEANS
(I) YOUR LETTER HAS COMPLETE INSTRUCTIONS, THE PROPER SIGNATURES AND MEDALLION SIGNATURE GUARANTEES AND (II) ANY OTHER REQUIRED DOCUMENTS ARE ATTACHED. FOR ADDITIONAL DOCUMENTS REQUIRED FOR SALES BY CORPORATIONS, AGENTS, FIDUCIARIES, SURVIVING JOINT OWNERS AND OTHER LEGAL ENTITIES PLEASE CALL 1.800.345.6611. NO INTEREST WILL BE PAID ON UNCASHED REDEMPTION CHECKS.




 FOR MORE INFORMATION
 ABOUT TELEPHONE ORDERS,
 SEE HOW ORDERS ARE
 PROCESSED.

--------------------------------------------------------------------------------



(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - We'll deduct any CDSC from the amount you're selling and send you the balance.

        - If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after the Portfolio, Distributor, Transfer Agent or their agents receive your order in good form. Your selling agent is responsible for depositing the sale proceeds to your account on time.

        - For shares sold by Fedwire there is generally a $500 minimum transaction amount and a fee of $7.50. The receiving bank may charge additional fees.

        - If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Portfolio receives your order in good form.

        - You can sell up to an aggregate of $100,000 of shares by check via the telephone or through the internet in a 30-day period if you qualify for telephone or internet orders.

        - If you paid for your shares by check, we'll hold the sale proceeds when you sell those shares for at least 10 days after the trade date of the purchase.

        - If you hold any shares in certificate form, you will not be able to sell those shares until you have returned the certificates to the Transfer Agent.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

        - The Portfolio assesses, subject to limited exceptions, a 2.00% redemption fee on the proceeds of Portfolio shares that are redeemed (either by selling shares or exchanging into another Portfolio or Fund) within 60 days of their purchase. Please see CHOOSING A SHARE CLASS -- REDEMPTION FEES for details.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), or your account may be subject to an annual fee of $10. The Transfer Agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty.

        - if your selling agent tells us to sell your shares under arrangements made between the selling agent and you.

        - under certain other circumstances allowed under the 1940 Act.

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw funds any day of the month on a monthly, quarterly or semi-annual basis. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - Your account balance must be at least $5,000 to set up the plan. Certain fee based accounts are not subject to the $5,000 requirement.

  - If you set up the plan after you've opened your account, your signature must be Medallion Guaranteed.

  - You won't pay a CDSC on Class A, Class B or Class C shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

  - We'll send you a check or deposit the money directly to your bank account.

  - You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Portfolio is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE PORTFOLIO OR FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------



(EXCHANGING SHARES       EXCHANGING SHARES
  GRAPHIC)

      You can generally sell shares of the Portfolio to buy shares of another Portfolio or Fund distributed by the Distributor. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - The rules for buying shares of a Portfolio or Fund, including any minimum investment requirements, apply to exchanges into that Portfolio or Fund.

        - You may only make exchanges into a Portfolio or Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Portfolio or Fund that is accepting investments.

        - A sales charge may apply when exchanging from a Money Market Fund to a Fund with a front-end sales charge.

        - The Portfolio assesses, subject to limited exceptions, a 2.00% redemption fee on the proceeds of Portfolio shares that are redeemed (either by selling shares or exchanging into another Portfolio or Fund) within 60 days of their purchase. Please see CHOOSING A SHARE CLASS -- REDEMPTION FEES for details.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until the Transfer Agent has received the certificate and deposited the shares to your account.

      You may exchange your shares for shares of the same share class (and in some cases, certain other classes) of another Fund distributed by the

      Distributor, at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original Fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or loss for tax purposes. The Fund may terminate your exchange privilege if the Adviser determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See SHORT TERM TRADING ACTIVITY AND MARKET TIMING. To exchange by telephone, call 1.800.345.6611. Please have your account and taxpayer identification numbers available when calling.

      EXCHANGING CLASS A SHARES



      You can generally exchange Class A shares of the Portfolio for Class A shares of any other Portfolio or Fund distributed by the Distributor. Some exceptions apply.

      Here are some rules for exchanging Class A shares:

        - You won't pay a front-end sales charge on the shares of the Portfolio or Fund you're exchanging (unless your initial purchase of Class A shares was of a Columbia Money Market Fund).

        - You won't pay a CDSC, if applicable, on the shares you're exchanging. Any CDSC will be deducted later on when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until when you sold the shares you received from the exchange.

      EXCHANGING CLASS B SHARES



      You can generally exchange Class B shares of the Portfolio for Class B shares of any other Portfolio or Fund distributed by the Distributor. Some exceptions apply.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

      EXCHANGING CLASS C SHARES



      You can generally exchange Class C shares of the Portfolio for Class C shares of any other Portfolio or Fund distributed by the Distributor. Some exceptions apply.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted later on when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

AUTOMATIC EXCHANGE FEATURE
The Automatic Exchange Feature lets you exchange $100 or more of Class A, Class B or Class C shares any day of the month. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to the Transfer Agent in writing or call 1.800.345.6611.

  - If you set up your plan to exchange more than $100,000 you must have your signature Medallion Guaranteed.

  - You can choose to have us transfer your money on any day of the month.

  - The rules for making exchanges apply to automatic exchanges.

How selling and servicing agents are paid
(PERCENT GRAPHIC)

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

--------------------------------------------------------------------------------


Your selling and servicing agents usually receive compensation based on your investment in the Portfolio. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

COMMISSIONS


CLASS A SHARES

Your selling and/or servicing agent may receive an up-front commission from the Distributor when you buy Class A shares of a Portfolio, in accordance with the following table:

                                                               COMMISSION
                                                             (AS A % OF THE
                                                             NET ASSET VALUE
AMOUNT PURCHASED                                               PER SHARE)
----------------                                             ---------------
$1 million to less than $3 million........................        1.00%
$3 million to less than $50 million.......................        0.50%
$50 million or more.......................................        0.25%

For group retirement plans, financial advisors are eligible to receive a 1.00% commission from the Distributor on purchases, including those in amounts less than $1 million, that are coded as commission eligible trades.

Purchase amounts are aggregated among all Columbia Funds for purposes of the above table.

CLASS A, CLASS B AND CLASS C SHARES

Your selling agent may receive an up-front commission (reallowance) when you buy shares of the Portfolio. The amount of this commission depends on which share class you choose:

  - up to 5.00% of the offering price per share of Class A shares. The commission is paid from the sales charge we deduct when you buy your shares

  - up to 4.00% of the net asset value per share of Class B shares. The commission is not deducted from your purchase -- we pay your selling agent directly

  - up to 1.00% of the net asset value per share of Class C shares. The commission is not deducted from your purchase -- we pay your selling agent directly

If you buy Class B or Class C shares you will be subject to higher distribution (12b-1) and shareholder servicing fees and may be subject to a CDSC when you sell your shares.

--------------------------------------------------------------------------------

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 UNDER THE 1940 ACT.

YOUR SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------


DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES

The Distributor and selling and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

The amount of the fee depends on the class of shares you own:

                                 MAXIMUM ANNUAL DISTRIBUTION (12B-1)
                                    AND SHAREHOLDER SERVICING FEES
                             (AS AN ANNUAL % OF AVERAGE DAILY NET ASSETS)
  CLASS A SHARES     0.25% COMBINED DISTRIBUTION (12B-1) AND SHAREHOLDER
                     SERVICING FEE



  CLASS B SHARES     0.75% DISTRIBUTION (12B-1) FEE, 0.25% SHAREHOLDER SERVICING
                     FEE



  CLASS C SHARES     0.75% DISTRIBUTION (12B-1) FEE, 0.25% SHAREHOLDER SERVICING
                     FEE

Fees are calculated daily and paid to the Distributor periodically. Because these fees are paid out of the Portfolio's assets on an ongoing basis, they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

The Portfolio pays these fees to the Distributor and/or to eligible selling and servicing agents and financial institutions, including the Adviser or other affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION -- FINANCIAL INTERMEDIARY PAYMENTS

In addition, the Distributor or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor or one of its affiliates. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by the Distributor attributable to that financial intermediary, gross sales of the mutual funds distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the support payments to any one financial intermediary are generally expected to be between 0.02% and 0.10% (between 0.03% and 0.12% in the case of the Columbia Money Market Funds) on an annual basis for payments based on average net assets of a Columbia Fund attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of a Columbia Fund (other than the Columbia Money Market Funds) attributable to the financial intermediary. The Distributor or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in a Columbia Fund.

Payments may also be made to certain financial intermediaries, including other Bank of America affiliates, that provide investor services to retirement plans and other investment programs to compensate financial intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.30% of the total Columbia Fund assets in the program on an annual basis. The Board has authorized the Funds to reimburse the Transfer Agent for amounts paid to financial intermediaries that maintain assets in omnibus accounts, subject to an annual cap of 0.11% of net assets maintained in such accounts. The amounts in excess of that reimbursed by a Portfolio will be borne by the Distributor or its affiliates.

The Distributor or its affiliates may make other payments or allow promotional incentives to financial intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

Amounts paid by the Distributor or its affiliates are paid out of the Distributor's or its affiliates' own revenue and do not increase the amount paid by you or your Portfolio. You can find further details about the payments made by the Distributor or its affiliates and the services provided by financial intermediaries as well as a list of the financial intermediaries to which the Distributor or its affiliates has agreed to make marketing support payments in the SAI, which can be obtained at www.columbiafunds.com or by calling
1.800.345.6611. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from the Distributor and its affiliates and any services it provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular Portfolio or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.

Distributions and taxes
(DISTRIBUTION AND TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF THE PORTFOLIO -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------

ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, the gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain, if any, to its shareholders. The Portfolio intends to pay out a sufficient amount of its income and capital gain to its shareholders so the Portfolio won't have to pay any federal income tax. When the Portfolio makes this kind of a payment, it's split among all shares and is called a distribution.

The Portfolio normally declares and pays distributions of net investment income annually, and distributes any net realized capital gain at least once a year. The Portfolio may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day before the distribution is declared. Shares are eligible to receive net investment income distributions from the trade date and net realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of the Portfolio usually pay different net investment income distribution amounts because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the Portfolio unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover or by calling us at
1.800.345.6611. Distributions of $10 or less will automatically be reinvested in additional Portfolio shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the same Portfolio.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Portfolio shares shortly before the Portfolio makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Portfolio that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Portfolio sells those securities and distributes the realized gain. This distribution is also subject to tax. The Portfolio has built up, or has the potential to build up, high levels of unrealized capital gain.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE PORTFOLIO. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING PORTFOLIO SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT YOUR TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of the Portfolio's ordinary income and net realized short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of net realized long-term capital gain, if any, generally are taxable to you as long-term capital gain.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. The Portfolio's long-term capital gain distributed to individual shareholders, if any, generally will qualify for the reduced rate of tax if attributable to the Portfolio's sales and exchanges. Also, if you're an individual Portfolio shareholder, the portion of your distributions attributable to dividends received by the Portfolio from certain U.S. and foreign corporations generally will be taxed at a maximum 15% rate of tax as long as certain holding period requirements are met. Absent further legislation, these reduced rates of tax will expire after December 31, 2010. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Portfolio. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and your federal tax status. Foreign, state and local taxes may also apply to distributions.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is exempt from state and local individual income taxes. Distributions you receive that come from interest a Portfolio earns from U.S. government obligations may not be exempt from these taxes. Please consult your tax adviser about your specific tax situation.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities redemptions and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied as a credit against your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

Your redemptions (including redemptions paid in securities) and exchanges of Portfolio shares usually will result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held such Portfolio shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

Legal matters

On February 9, 2005, the Adviser and Distributor entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, the Adviser and Distributor have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. The Adviser and Distributor are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Columbia Funds Series Trust (formerly known as Nations Funds Trust), its Board of Trustees, Bank of America Corporation and certain of its affiliates, including the Adviser and Distributor (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and other cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Funds Series Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds Series Trust against BAC and others that asserts claims under the federal securities laws and state common law. Columbia Funds Series Trust is a nominal defendant in this action.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of these actions. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Columbia Funds shareholders and/or the Columbia Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for preliminary approval.

Separately, several putative class actions have been filed against Columbia Funds Series Trust, Bank of America Corporation and certain of its affiliates, and others, in various federal courts relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. (George Siepel, et al. v. Bank of America, Columbia Funds Series Trust, et al., instituted December 28, 2005, U.S. District Court, E.D. Mo.; Luleff v. Bank of America, Columbia Funds Series Trust, William Carmichael, et al., instituted February 22, 2006, U.S. District Court, S.D. NY.) The suits allege various claims including state law claims for breach of fiduciary duty, breach of contract, unjust enrichment and violations of federal securities laws and seek damages and other remedies.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights tables are designed to help you understand how the Portfolio has performed for the past five years or, if shorter, the period of operations. Certain information reflects financial results for a single Portfolio share. The total investment return line indicates how much an investment in the Portfolio would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the Portfolio's financial statements, is included in the Portfolio's annual report. The independent registered public accounting firm's report and the Portfolio's financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

COLUMBIA MASTERS GLOBAL FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD EQUITY PORTFOLIO


                                                                  PERIOD ENDED
  CLASS A SHARES                                                  03/31/06(A)
  Net asset value, beginning of period                               $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss (b)                                           --(c)(h)
  Net unrealized gain on investments                                  0.29
  Total from investment operations                                    0.29
  Net asset value, end of period                                     $10.29
  TOTAL RETURN (D)(E)(I)                                             2.90%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Expenses (f)                                                    0.25%(g)(h)
  Net investment loss (f)                                          (0.25)%(g)
  Waiver/reimbursement                                             21.19%(g)
  Portfolio turnover rate                                              --
  Net assets, end of period (000's)                                  $3,902

(a) Class A shares were initially offered on February 15, 2006. Per share data and total return reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Rounds to less than $0.01.
(d) Total return at net asset value assuming no initial sales charge.
(e) If the Fund's investment adviser and/or any of its affiliates had not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) The benefit derived from custody credits had an impact of less than 0.01%.
(g) Annualized.
(h) Portfolio expenses do not include expenses of the Underlying Funds.
(j) Not annualized.
COLUMBIA MASTERS GLOBAL FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
EQUITY PORTFOLIO


                                                                  PERIOD ENDED
  CLASS B SHARES                                                  03/31/06(A)
  Net asset value, beginning of period                               $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss (b)                                          (0.01)(g)
  Net unrealized gain on investments                                  0.29
  Total from investment operations                                    0.28
  Net asset value, end of period                                     $10.28
  TOTAL RETURN (C)(D)(H)                                             2.80%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Expenses (e)                                                    1.00%(f)(g)
  Net investment loss (e)                                          (1.00)%(f)
  Waiver/reimbursement                                             21.19%(f)
  Portfolio turnover rate                                              --
  Net assets, end of period (000's)                                  $1,488

(a) Class B shares were initially offered on February 15, 2006. Per share data and total return reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming no contingent deferred sales charge.
(d) If the Fund's investment adviser and/or any of its affiliates had not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) The benefit derived from custody credits had an impact of less than 0.01%.
(f) Annualized.
(g) Portfolio expenses do not include expenses of the Underlying Funds.
(h) Not annualized.

COLUMBIA MASTERS GLOBAL FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD EQUITY PORTFOLIO

                                                           PERIOD ENDED
  CLASS C SHARES                                           03/31/06(A)
  Net asset value, beginning of period                        $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss (b)                                   (0.01)(g)
  Net unrealized gain on investments                           0.30
  Total from investment operations                             0.29
  Net asset value, end of period                              $10.29
  TOTAL RETURN (C)(D)(H)                                      2.90%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Expenses (e)                                             1.00%(f)(g)
  Net investment loss (e)                                   (1.00)%(f)
  Waiver/reimbursement                                      21.19%(f)
  Portfolio turnover rate                                       --
  Net assets, end of period (000's)                            $929


(a) Class C shares were initially offered on February 15, 2006. Per share data and total return reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming no contingent deferred sales charge.
(d) If the Fund's investment adviser and/or any of its affiliates had not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) The benefit derived from custody credits had an impact of less than 0.01%.
(f) Annualized.
(g) Portfolio expenses do not include expenses of the Underlying Funds.
(h) Not annualized.

Hypothetical investment and expense information

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Portfolio, including investment advisory fees and other Portfolio costs, on the Portfolio's returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in each class of the Portfolio assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the Portfolio, which are the same as those stated in the Annual Portfolio Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables shown below reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charges, if any, which may be payable on redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

COLUMBIA MASTERS GLOBAL EQUITY PORTFOLIO -- CLASS A SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT       ASSUMED RATE OF RETURN
              5.75%                            $10,000.00                               5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER   ANNUAL FEES
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    & EXPENSES
       1            5.00%              1.22%               -2.19%              $9,781.27         $692.16
       2           10.25%              1.22%                1.51%             $10,151.00         $121.59
       3           15.76%              1.62%                4.94%             $10,494.10         $167.23
       4           21.55%              1.62%                8.49%             $10,848.80         $172.88
       5           27.63%              1.62%               12.15%             $11,215.49         $178.72
       6           34.01%              1.62%               15.95%             $11,594.57         $184.76
       7           40.71%              1.62%               19.86%             $11,986.47         $191.01
       8           47.75%              1.62%               23.92%             $12,391.61         $197.46
       9           55.13%              1.62%               28.10%             $12,810.45         $204.14
      10           62.89%              1.62%               32.43%             $13,243.44         $211.04
  TOTAL GAIN AFTER FEES &
    EXPENSES                                                                   $3,243.44
  TOTAL ANNUAL FEES & EXPENSES                                                                 $2,320.97

COLUMBIA MASTERS GLOBAL EQUITY PORTFOLIO -- CLASS B SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN   HYPOTHETICAL YEAR-
                BEFORE FEES &     ANNUAL EXPENSE       AFTER FEES &      END BALANCE AFTER   ANNUAL FEES
     YEAR         EXPENSES             RATIO             EXPENSES         FEES & EXPENSES    & EXPENSES
       1            5.00%              1.97%                3.03%            $10,303.00         $199.98
       2           10.25%              1.97%                6.15%            $10,615.18         $206.04
       3           15.76%              2.37%                8.94%            $10,894.36         $254.89
       4           21.55%              2.37%               11.81%            $11,180.88         $261.59
       5           27.63%              2.37%               14.75%            $11,474.94         $268.47
       6           34.01%              2.37%               17.77%            $11,776.73         $275.53
       7           40.71%              2.37%               20.86%            $12,086.46         $282.78
       8           47.75%              2.37%               24.04%            $12,404.33         $290.22
       9           55.13%              1.62%               28.24%            $12,823.60         $204.35
      10           62.89%              1.62%               32.57%            $13,257.04         $211.25
  TOTAL GAIN AFTER FEES &
    EXPENSES                                                                 $ 3,257.04
  TOTAL ANNUAL FEES & EXPENSES                                                                $2,455.11

COLUMBIA MASTERS GLOBAL EQUITY PORTFOLIO -- CLASS C SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT       ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                               5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER   ANNUAL FEES
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    & EXPENSES
       1            5.00%              1.97%                3.03%             $10,303.00         $199.98
       2           10.25%              1.97%                6.15%             $10,615.18         $206.04
       3           15.76%              2.37%                8.94%             $10,894.36         $254.89
       4           21.55%              2.37%               11.81%             $11,180.88         $261.59
       5           27.63%              2.37%               14.75%             $11,474.94         $268.47
       6           34.01%              2.37%               17.77%             $11,776.73         $275.53
       7           40.71%              2.37%               20.86%             $12,086.46         $282.78
       8           47.75%              2.37%               24.04%             $12,404.33         $290.22
       9           55.13%              2.37%               27.31%             $12,730.57         $297.85
      10           62.89%              2.37%               30.65%             $13,065.38         $305.68
  TOTAL GAIN AFTER FEES &
    EXPENSES                                                                   $3,065.38
  TOTAL ANNUAL FEES & EXPENSES                                                                 $2,643.04

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO COLUMBIA FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------

Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of the Fund's assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 under the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

BOND -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

CITIGROUP ALL BB&B-RATED HIGH YIELD MARKET INDEX -- an unmanaged index that measures the performance of below investment-grade debt securities rated "BB" or "B" by Standard & Poor's Corporation and issued by corporations domiciled in the U.S. or Canada. All bonds in the index are publicly placed, have fixed coupons and are non-convertible. It is unavailable for investment and does not reflect fees, brokerage commissions and other expenses of investing.

COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CROSSING NETWORKS -- an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB HIGH YIELD INDEX -- an unmanaged trader-priced portfolio constructed to mirror the investable universe of the dollar-denominated high yield debt market. Issues must be publicly registered in the U.S. or issued under Rule 144A with registration rights. The index includes below investment grade, cash pay, zero-coupon, stepped-rate and pay-in-kind bonds with at least one year remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DEPOSITARY RECEIPTS -- evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVERSIFIED -- A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

DURATION -- a measure used to estimate how much a Fund's net asset value will fluctuate in response to a change in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The securities issued by the FHLMC are guaranteed as to timely payment of interest and the ultimate collection of principal only by the FHLMC and are not insured or guaranteed by the U.S. government.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. FNMA is a congressionally chartered company, although neither its common stock nor the securities it issues are insured or guaranteed by the U.S. government. The securities issued by FNMA are guaranteed as to timely payment of both principal and interest only by FNMA.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from two, or in some circumstances one, nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

FORWARD FOREIGN CURRENCY CONTRACTS -- a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUNDAMENTAL ANALYSIS -- a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- a government-owned corporation that is considered an agency of the U.S. government. It guarantees, with the full faith and credit of the U.S. government, full and timely payment of all principal and interest on its mortgage-backed securities.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

HIGH YIELD DEBT SECURITY -- a debt security (also known as a "junk" bond) that, at the time of purchase, is either rated by an NRSRO to be below investment-grade (e.g., rated "BB" or lower by S&P) or is unrated but believed by a Fund's portfolio manager(s) or portfolio management team to be of comparable quality.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

LEHMAN BROTHERS U.S. AGGREGATE INDEX -- an unmanaged index made up of U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities and asset-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. AGGREGATE 1-3 YEARS INDEX -- an unmanaged index that measures yield, price and total return for government, Treasury, agency, corporate, mortgage and Yankee bonds with 1-3 years in average life. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. HIGH YIELD INDEX -- an unmanaged index that measures yield, price and total return for corporate and non-corporate fixed rate, non-investment grade debt. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MERRILL LYNCH ALL CONVERTIBLES ALL QUALITIES INDEX -- an unmanaged index that measures the performance of all U.S. dollar-denominated convertible securities of issuers not currently in bankruptcy. Securities in the index have total market values greater than $50 million at issuance. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MERRILL LYNCH 1-3 YEAR MUNICIPAL INDEX -- an unmanaged index that tracks the performance of investment grade U.S. tax exempt bonds with remaining terms to final maturities of at least one year and less than three years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MERRILL LYNCH 1-3 YEAR TREASURY INDEX -- an unmanaged index of short-term U.S. Treasury bonds with maturities of one to three years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MONEY MARKET INSTRUMENT -- a high quality, short-term debt security that pays interest based on a fixed, variable or floating rate and is considered to mature in 13 months or less. Money market instruments include, but are not limited to, U.S. Treasury obligations, U.S. government obligations, certificates of deposit and time deposits, bankers' acceptances, commercial paper, corporate bonds, extendible commercial notes, asset backed securities, funding agreements, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MORTGAGE DOLLAR ROLLS -- transactions in which a Fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase those or similar securities at a mutually agreed-upon future date and lower price. The difference between the sale price and the repurchase price is known as the "drop."

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

OVER-THE-COUNTER MARKET -- a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange. PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

PRE-REFUNDED BOND -- a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

PRICE-TO-EARNINGS RATIO (P/E RATIO) -- the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

PRIVATE PLACEMENT -- a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

QUANTITATIVE ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

REAL ESTATE INVESTMENT TRUST (REIT) -- a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests. A REIT is a tax-advantaged entity with a special election under the Internal Revenue Code whose assets are composed primarily of such investments.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

RIGHT -- a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

S&P 500(1) INDEX -- an unmanaged index of 500 widely held common stocks. The S&P 500 covers 80% of the U.S. market and encompasses more than 100 different industry groups. It is not available for investment and does not reflect fees, brokerage commissions to other expenses of investing.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SENIOR SECURITY -- a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SHORT-SELLING -- the practice of borrowing a security (or commodity futures contract) from a broker and selling it, with the understanding that it must later be repurchased and returned to the broker. Short-selling (or "selling short") is a technique used by investors who try to profit from the falling price of a stock.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

ZERO-COUPON BOND -- a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

(1)"Standard & Poor's", "S&P", "S&P 500", "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser. The Portfolios are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

--------------------------------------------------------------------------------

                              COLUMBIA MANAGEMENT.



Where to find more information

You'll find more information about the Portfolio in the following document:


Statement of Additional Information

The SAI contains additional information about the Portfolio and its policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

You can obtain a free copy of this document, request other information about the Portfolio and make share-holder inquiries by contacting Columbia Funds:

By telephone:
1.800.345.6611

By mail:
COLUMBIA FUNDS
C/O COLUMBIA FUNDS SERVICES
P.O. BOX 8081
BOSTON, MA 02266-8081

On the Internet:
www.columbiafunds.com

Information about the Portfolio can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Information about the Portfolio is available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section,
Washington, D.C. 20549-0102.


SEC file number: 811-09645
Columbia Funds Series Trust

INT-36/111278-0606


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT.




                                     Columbia Masters
                                     International Equity Portfolio

                                     Prospectus -- Class A, B, C and R Shares

                                     August 1, 2006




















                                  THE SECURITIES AND EXCHANGE COMMISSION (SEC)
                                  HAS NOT APPROVED OR DISAPPROVED THESE
                                  SECURITIES OR DETERMINED IF THIS PROSPECTUS
                                  IS TRUTHFUL OR COMPLETE.

                                  ANY REPRESENTATION TO THE CONTRARY IS A
                                  CRIMINAL OFFENSE.





     NOT FDIC-INSURED    NOT BANK ISSUED

          NO BANK
         GUARANTEE       MAY LOSE VALUE

AN OVERVIEW OF THE PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE COLUMBIA FUNDS FAMILY (COLUMBIA FUNDS OR COLUMBIA FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 54.

YOUR INVESTMENT IN THE PORTFOLIO IS NOT A BANK DEPOSIT OR OTHER OBLIGATION OF, OR ISSUED OR ENDORSED OR GUARANTEED BY, BANK OF AMERICA, N.A. (BANK OF AMERICA) OR ANY OF ITS AFFILIATES. YOUR INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION
(FDIC) OR ANY OTHER GOVERNMENT AGENCY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE PORTFOLIO AND MAY BE COMPENSATED OR INCENTED IN CONNECTION WITH THE SALE OF THE PORTFOLIO.

YOUR INVESTMENT IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL INVESTED. YOUR INVESTMENT MAY LOSE MONEY.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about Columbia Masters International Equity Portfolio. Please read it carefully because it contains information that is designed to help you make informed investment decisions.

Unlike traditional mutual funds, which invest in individual securities, the Portfolio invests in a mix of Columbia Funds using an asset allocation approach. These kinds of mutual funds are sometimes called "funds of funds."

ABOUT ASSET ALLOCATION

Asset allocation is the process of creating a portfolio by investing in different asset classes -- for example, domestic equity securities, foreign equity securities and fixed income securities -- in varying proportions.

The mix of asset classes and how much is invested in each may be the most important factor in how the Portfolio performs and the amount of risk involved. Each asset class, and market segments within a class, like large-, mid- and small-capitalization stocks, have different return and risk characteristics, and react in different ways to changes in the economy. An investment approach that combines asset classes and market segments may help to reduce overall volatility of an asset allocation fund.

ABOUT THE PORTFOLIO

The Portfolio has its own asset allocation strategy, which gives it distinctive risk/return characteristics. The Portfolio is not designed to provide comprehensive asset allocation. The performance of the Portfolio depends on many factors, including its allocation strategy and the performance of the Underlying Funds it invests in.

Columbia Masters International Equity Portfolio seeks capital appreciation by allocating its assets in a fixed percentage to Underlying Funds which invest primarily in foreign equity securities. Equity securities have the potential to provide higher returns than many other kinds of investments, but they also tend to have the highest risk. Foreign securities also involve special risks not associated with investing in the U.S. stock market, which you need to be aware of before you invest. There's always a risk that you'll lose money or that you may not earn as much as you expect.

IS THE COLUMBIA MASTERS INTERNATIONAL EQUITY PORTFOLIO RIGHT FOR YOU?

When you're choosing a Portfolio to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

Columbia Masters International Equity Portfolio may be suitable for you if:

  - you have longer-term investment goals

  - it is part of a balanced portfolio

It may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with equity securities

  - you have short-term investment goals

  - you're looking for a regular stream of income

You'll find a discussion of the Portfolio's investment objective, principal investment strategies and risks in the Portfolio description that starts on page 5.

FOR MORE INFORMATION

If you have any questions about the Portfolio, please call us at 1.800.345.6611 or contact your investment professional. For information regarding the purchase, sale and exchange of Class R shares of the Portfolio, please contact your retirement plan administrator.

You'll find more information about the Portfolio in the Statement of Additional Information (SAI). The SAI includes more detailed information about the Portfolio's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

AT BOARD MEETINGS SCHEDULED FOR MID-AUGUST 2006, THE BOARD OF TRUSTEES OF COLUMBIA FUNDS SERIES TRUST WILL BE ASKED TO TAKE VARIOUS ACTIONS TO ENABLE ONE OF THE PORTFOLIO'S UNDERLYING FUNDS, COLUMBIA MULTI-ADVISOR INTERNATIONAL FUND, TO OPERATE AS A STAND-ALONE FUND. THIS PROSPECTUS DESCRIBES THIS FUND AS A FEEDER FUND THAT INVESTS ALL OF ITS ASSETS IN A CORRESPONDING MASTER PORTFOLIO THAT, IN TURN, INVESTS IN INDIVIDUAL PORTFOLIO SECURITIES. IF THE BOARD DECIDES TO TAKE THESE ACTIONS, THE FUND WILL INVEST DIRECTLY IN INDIVIDUAL PORTFOLIO SECURITIES RATHER THAN IN A CORRESPONDING MASTER PORTFOLIO.

SPECIFICALLY, THE BOARD WILL BE ASKED TO ADOPT/APPROVE AN ADVISORY AGREEMENT WITH THE ADVISER, AND SUB-ADVISORY AGREEMENTS WITH THE SUB-ADVISERS FOR THIS FUND, ON THE SAME TERMS AS THOSE FOR THE MASTER PORTFOLIO, AS WELL AS A SINGLE INTEGRATED ADMINISTRATION AGREEMENT COMBINING THE FUND-LEVEL ADMINISTRATIVE DUTIES AND FEES WITH THOSE AT THE CORRESPONDING MASTER PORTFOLIO-LEVEL. THESE ACTIONS WILL NOT RESULT IN ANY CHANGE IN TOTAL FEES OR THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES AS THEY ARE DESCRIBED IN THIS PROSPECTUS. NOR WILL THEY RESULT IN A CHANGE IN THE PRINCIPAL RISKS OF INVESTING IN THE FUND, EXCEPT THAT THE RISKS OF INVESTING IN A MASTER-FEEDER STRUCTURE, DISCLOSED IN THE FUND'S PROSPECTUS, WILL NO LONGER APPLY. THERE WILL BE NO TRANSACTION OR OTHER COSTS CHARGED TO FUND SHAREHOLDERS AND NO FEDERAL INCOME TAX CONSEQUENCES AS A RESULT OF THE ACTIONS.

SHAREHOLDER APPROVAL IS NOT REQUIRED TO IMPLEMENT THESE ACTIONS AND, ACCORDINGLY, WILL NOT BE REQUESTED. THIS PROSPECTUS WILL BE SUPPLEMENTED BY THE END OF AUGUST IF THE ACTIONS ARE NOT APPROVED BY THE BOARD OR ARE NOT IMPLEMENTED AS DESCRIBED.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Portfolio
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

COLUMBIA MANAGEMENT ADVISORS, LLC (THE ADVISER) IS THE INVESTMENT ADVISER TO THE PORTFOLIO. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT THE ADVISER STARTING ON PAGE 13.

--------------------------------------------------------------------------------


COLUMBIA MASTERS INTERNATIONAL EQUITY PORTFOLIO                  5
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     10
------------------------------------------------------------------
HOW THE PORTFOLIO IS MANAGED                                    13

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Choosing a share class                                        15
     About Class A shares                                       16
        Front-end sales charge                                  16
        Contingent deferred sales charge                        17
     About Class B shares                                       18
        Contingent deferred sales charge                        18
     About Class C shares                                       19
        Contingent deferred sales charge                        19
     About Class R shares                                       20
     Redemption fees                                            20
     When you might not have to pay a
        sales charge or redemption fee                          21
  Buying, selling and exchanging shares                         28
     How orders are processed                                   34
  How selling and servicing agents are paid                     41
  Distributions and taxes                                       45
  Legal matters                                                 47
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            48
------------------------------------------------------------------
HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION                 51
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   54
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

COLUMBIA MASTERS INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE UNDERLYING FUNDS

YOU'LL FIND MORE INFORMATION ABOUT THE UNDERLYING FUNDS IN WHICH THE PORTFOLIO INVESTS, INCLUDING THEIR OBJECTIVES AND STRATEGIES, IN ABOUT THE UNDERLYING FUNDS AND IN THE SAI.

THE UNDERLYING FUNDS ARE EXPECTED TO REMAIN CONSTANT, HOWEVER, THE ADVISER HAS THE AUTHORITY TO ADD OR REMOVE UNDERLYING FUNDS IN WHICH THE PORTFOLIO INVESTS (INCLUDING FUNDS INTRODUCED AFTER THE DATE OF THIS PROSPECTUS) AT ANY TIME, AT ITS DISCRETION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks capital appreciation.

(COMPASS GRAPHIC)  INVESTMENT STRATEGIES
                   The Portfolio's assets are invested in Class Z shares of a combination of
                   Columbia Funds (Underlying Funds) on a fixed percentage basis. These Underlying
                   Funds, in turn, invest primarily in foreign equity securities. Under normal circumstances, the Portfolio will invest in Underlying Funds so that at least
                   80% of its assets are invested indirectly through such Underlying Funds in equity securities.

The Portfolio makes allocations of its assets to two Underlying Funds as follows:

  - 80% in Columbia Multi-Advisor International Equity Fund, which seeks long term capital growth by investing primarily in equity securities of non-U.S. companies in Europe, Australia, the Far East and other regions, including developing countries. The Portfolio invests in Columbia Multi-Advisor International Equity Master Portfolio. The Columbia Multi-Advisor International Equity Master Portfolio invests:

     - at least 80% of its assets in equity securities of established companies located in at least three countries other than the United States. The investment managers select countries, including emerging market or developing countries, that they believe have the potential for growth

     - primarily in equity securities, which may include equity interests in foreign investment funds or trusts, convertible securities, real estate investment trust securities and depositary receipts

  - 20% in Columbia Acorn International Fund, which seeks long-term growth of capital and invests:

     - the majority (under normal market conditions at least 75%) of its total assets in the stocks of foreign companies based in developed markets and emerging markets

     - in the stocks of companies based outside the United States with market capitalizations of less than $5 billion at the time of initial purchase

REBALANCING

The investment results of the Underlying Funds will vary. The portfolio manager monitors the percentage allocations to the Underlying Funds and is responsible for rebalancing the Portfolio's allocations to the Underlying Funds to ensure that the actual allocations do not exceed plus or minus 3% of the pre-determined fixed allocation percentages.

--------------------------------------------------------------------------------

YOU'LL FIND DETAILED INFORMATION ABOUT EACH UNDERLYING FUND'S INVESTMENT STRATEGIES AND RISKS IN ITS PROSPECTUS AND IN ITS SAI. PLEASE CALL US AT
1.800.345.6611 FOR COPIES.




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THE PORTFOLIO IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Masters International Equity Portfolio has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The Adviser uses an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns they expect, or that the Portfolio will fall in value. There is also the risk that the Underlying Funds the Portfolio invests in will not produce the returns the Adviser expects, or will fall in value. The Portfolio is not designed to provide comprehensive asset allocation.

      - STOCK MARKET RISK -- The Portfolio allocates assets to Underlying Funds that invest in stocks. The value of the stocks an Underlying Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - SMALL COMPANY RISK -- The Portfolio allocates assets to Underlying Funds that may invest in smaller companies. Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains, but also carry more risk.

      - FOREIGN INVESTMENT RISK -- The Portfolio allocates assets to Underlying Funds that invest primarily in foreign securities. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments. Underlying Funds that invest in securities of companies in emerging markets have high growth potential, but can be more volatile than securities in more developed markets.

      - FUTURES RISK -- The Portfolio allocates assets to Underlying Funds that may use futures contracts to convert currencies and to hedge against changes in foreign currency exchange rates. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Portfolio's volatility.

      - INVESTING IN COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY MASTER PORTFOLIO -- The Portfolio invests in Columbia Multi-Advisor International Equity Fund, which in turn invests in Columbia Multi-Advisor International Equity Master Portfolio. Other mutual funds and eligible investors can buy shares in Columbia Multi-Advisor International Equity Master Portfolio. All investors in Columbia Multi-Advisor International Equity Master Portfolio invest under the same terms and conditions as Columbia Multi-Advisor International Equity Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than Columbia Multi-Advisor International Equity Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        Columbia Multi-Advisor International Equity Fund could withdraw its entire investment from the Master Portfolio if it believes it is in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, Columbia Multi-Advisor International Equity Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. Columbia Multi-Advisor International Equity Fund might also have to pay brokerage, tax or other charges.

      - SECTOR RISK -- The Portfolio allocates assets to Underlying Funds that invest in different but closely related industries that are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Underlying Funds do not intend to focus on any particular sector, at times an Underlying Fund may have a significant portion of its assets invested in a particular sector.

      - MARKET TIMERS -- The Portfolio allocates assets to Underlying Funds that invest predominantly in foreign securities, and as such the Portfolio may be particularly susceptible to market timers. Market timers generally attempt to take advantage of the way a fund prices its shares by trading based on market information they expect will lead to a change in the fund's net asset value on the next pricing day. Market timing activity may be disruptive to fund management and, since a market timer's profits are effectively paid directly out of the fund's assets, may negatively impact the investment returns of other shareholders. Although the Portfolio and the Underlying Funds have adopted certain policies and methods intended to identify and to discourage frequent trading based on this strategy, they cannot ensure that all such activity can be identified or terminated.

      - EMERGING MARKETS RISK -- The Portfolio allocates assets to Underlying Funds that invest in emerging markets. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

      - VALUE STOCKS -- The Portfolio allocates assets to Underlying Funds that invest in stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the Adviser's opinion, undervalued. If the Adviser's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the Adviser has placed on it.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         Because the Portfolio has not been in operation for a full calendar year, no performance information is included in the Prospectus.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM THE PORTFOLIO'S ASSETS AND FROM THE ASSETS OF THE UNDERLYING COLUMBIA FUNDS THE PORTFOLIO INVESTS IN.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF PORTFOLIO DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE PORTFOLIO'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE PORTFOLIO
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Additional hypothetical fee and expense information relating to Class A, B, C and R shares can be found in the section HYPOTHETICAL
                   INVESTMENT AND EXPENSE INFORMATION.

         SHAREHOLDER FEES
         (Fees paid directly from your      Class A      Class B      Class C      Class R
         investment)                         Shares       Shares       Shares       Shares
         Maximum sales charge (load)
         imposed on purchases, as a % of
         offering price                      5.75%         N/A          N/A          N/A



         Maximum deferred sales charge
         (load) as a % of the lower of
         the original purchase price or
         net asset value                    1.00%(1)      5.00%(2)     1.00%(3)      N/A



         ANNUAL PORTFOLIO OPERATING EXPENSES
         (Expenses that are deducted from the Portfolio's assets)



         Management fees                     0.00%        0.00%        0.00%        0.00%



         Distribution 12b-1 and/or
         shareholder servicing fees          0.25%        1.00%        1.00%        0.50%
                                              -------      -------      -------      -------



         Other expenses(4,5)                 0.40%        0.40%        0.40%        0.40%
         Total annual Portfolio operating
         expenses                            0.65%        1.40%        1.40%        0.90%
                                              =======      =======      =======      =======



         Fee waivers and/or
           reimbursements(6)                (0.40)%      (0.40)%      (0.40)%      (0.40)%
         Expense ratio of Underlying
         Funds(7)                            0.91%        0.91%        0.91%        0.91%



         Gross expense ratio including
           expenses of Underlying Funds      1.56%        2.31%        2.31%        1.81%
         Net expense ratio including
         expenses of Underlying Funds(8)     1.16%        1.91%        1.91%        1.41%

      (1)This charge applies to investors who buy $1 million or more of Class A shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)Other expenses are based on estimates for the current year, and have been restated to reflect contractual changes to the fees paid by the Portfolio for transfer agency services effective April 1, 2006.

      (5)The Portfolio's investment adviser has contractually agreed to bear a portion of the Portfolio's expenses so that the other operating expenses (excluding distribution and service fees, interest, fees on borrowings, and extraordinary expenses and expenses associated with the Portfolio's investment in other investment companies) do not exceed 0.00% annually through February 15, 2008.

      (6)The Portfolio's investment adviser has agreed to waive fees and/or reimburse expenses until February 15, 2008. The figure shown here is the amount of expected reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after February 15, 2008.

      (7)The figures contained in the table are based on amounts incurred during the Underlying Fund's most recent fiscal year.

      (8)Includes the fees and expenses incurred by the Portfolio directly and indirectly from the Underlying Funds in which the Portfolio invests. The ratios shown above are based on the fixed allocation.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B, Class C or Class R shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

        - Class B shares convert to Class A shares after you've owned them for eight years

        - you reinvest all distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

        - the Portfolio's indirect expenses remain at the amount shown above

        - the Portfolio's waivers and/or reimbursements shown above expire February 15, 2008 and are not reflected in the third year of the 3 years example

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                    1 YEAR   3 YEARS
         CLASS A SHARES                                              $686      $963



         CLASS B SHARES                                              $694      $943



         CLASS C SHARES                                              $294      $643



         CLASS R SHARES                                              $144      $490

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                                    1 YEAR   3 YEARS
         CLASS B SHARES                                              $194      $643



         CLASS C SHARES                                              $194      $643

--------------------------------------------------------------------------------

YOU'LL FIND SPECIFIC INFORMATION ABOUT THE PORTFOLIO'S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS IN THE DESCRIPTION STARTING ON PAGE 5.

--------------------------------------------------------------------------------

Other important information
(LINE GRAPH GRAPHIC)
The following are some other risks and information you should consider before you invest:

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of the Portfolio or the Underlying Funds can be changed without shareholder approval. The 80% Policy of the Portfolio may be changed without shareholder approval by giving shareholders at least 60 days' notice. Other investment policies may be changed only with shareholder approval.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Portfolio and the Underlying Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The Adviser can also choose not to invest in specific securities described in this prospectus and in the SAI.

      - INVESTMENT IN COLUMBIA MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Portfolio and the Underlying Funds may invest their assets in the Columbia Money Market Funds. The Adviser and its affiliates are entitled to receive fees from the Columbia Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Portfolio or the Underlying Funds for services provided directly.

      - FOREIGN INVESTMENT RISK -- The Underlying Funds may invest in foreign securities and may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulties selling some investments, which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If an Underlying Fund invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to foreign investments.

      - INVESTING DEFENSIVELY -- The Portfolio may temporarily hold up to 100% of its assets in the Columbia Money Market Funds to try to protect it during a market or economic downturn or because of political or other conditions. The Portfolio may not achieve its investment objective while it is investing defensively.

      - SECURITIES LENDING PROGRAM -- An Underlying Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned. It is possible that some of the approved broker-dealers or other financial institutions involved in the loans may be affiliates of Bank of America.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to the Portfolio and the Underlying Funds, including investment advisory, sub-advisory, distribution, administration, shareholder servicing, transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Portfolio and the Underlying Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Columbia Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - INVESTMENT IN AFFILIATED FUNDS -- The Adviser has the authority to select Underlying Funds. The Adviser or one of its affiliates is the investment adviser to each of the Underlying Funds. The Adviser may be subject to a conflict of interest in selecting Underlying Funds because the fees paid to it or its affiliates are higher than the fees paid to other Underlying Funds. However, as a fiduciary to each Portfolio, the Adviser has a duty to act in the best interest of the Portfolio in selecting Underlying Funds.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Columbia Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Portfolio's SAI and on the Columbia Funds' website. In addition, a complete list of the Portfolio's portfolio holdings for each calendar month will be available on the Columbia Funds website at www.columbiafunds.com under Fund Portfolio Data, 30 calendar days following each month-end and will remain posted on the website for three months.

      - PORTFOLIO TURNOVER -- A Portfolio or Underlying Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxable to individual shareholders at higher rates than long-term capital gains for federal income tax purposes. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Portfolio's returns.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        The Portfolio may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If the Portfolio becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of the Portfolio's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

How the Portfolio is managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER (COLUMBIA MANAGEMENT ADVISORS, LLC) AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER


The Adviser is the investment adviser to over 100 mutual fund portfolios in the Columbia Funds Family, including the Portfolio described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities and money market instruments. The Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions.

Columbia Management currently has approximately $312 billion in assets under management, which consists of assets under the discretionary management of both the Adviser and Columbia Wanger Asset Management, L.P.

Vikram Kuriyan, head of the Adviser's Quantitative Strategies Group, is the portfolio manager responsible for making the day-to-day investment decisions for the Portfolio. Dr. Kuriyan is responsible for monitoring the percentage allocations to the Underlying Funds and rebalancing the Portfolio's allocations to the Underlying Funds to ensure that the actual allocations do not exceed plus or minus 3% of the pre-determined fixed allocation percentages. Dr. Kuriyan's professional biography is provided in the table below. The SAI provides additional information about the compensation of the portfolio manager, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

                             LENGTH OF SERVICE         BUSINESS EXPERIENCE DURING
PORTFOLIO MANAGER           WITH THE PORTFOLIO             THE PAST FIVE YEARS
VIKRAM KURIYAN          SINCE FEBRUARY 2006            COLUMBIA MANAGEMENT --
                        (SINCE INCEPTION)              PORTFOLIO MANAGER SINCE
                                                       2000


The Adviser does not receive advisory fees directly for the services it provides to the Portfolio. However, the Adviser and its affiliates may receive fees indirectly for the services they provide to the Underlying Funds.

Columbia Multi-Advisor International Equity Fund does not have its own investment adviser because it is a feeder fund that invests in Columbia Multi-Advisor International Equity Master Portfolio.

The Adviser is the investment adviser to the Columbia Multi-Adviser International Equity Master Portfolio. Columbia Funds and the Adviser have engaged Causeway Capital Management, LLC, a registered investment adviser, and Marsico Capital Management, LLC, an indirect wholly-owned subsidiary of Bank of America Corporation, as co-investment sub-advisers to the Columbia Multi-Adviser International Equity Master Portfolio.

Columbia Wanger Asset Management, L.P., an indirect wholly-owned subsidiary of Bank of America Corporation, is the investment adviser to the Columbia Acorn International Fund.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with the Adviser is available in the SAI.

The investment adviser and sub-advisers of each of the Underlying Funds are set forth below:

UNDERLYING FUND                INVESTMENT ADVISER              SUB-ADVISERS
COLUMBIA MULTI-ADVISOR     COLUMBIA MANAGEMENT          MARSICO CAPITAL
INTERNATIONAL EQUITY       ADVISORS, LLC                MANAGEMENT, LLC;
MASTER PORTFOLIO                                        CAUSEWAY CAPITAL
                                                        MANAGEMENT LLC
COLUMBIA ACORN             COLUMBIA WANGER ASSET        N/A
INTERNATIONAL FUND         MANAGEMENT, L.P.



--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02111-2621

--------------------------------------------------------------------------------


OTHER SERVICE PROVIDERS

The Portfolio is distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer and an indirect, wholly-owned subsidiary of Bank of America Corporation. The Distributor may pay commissions, distribution (12b-1) and/or shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------


Columbia Management Advisors, LLC is the administrator of the Portfolio (Administrator), and is responsible for overseeing the administrative operations of the Portfolio. The Administrator may receive fees for the administrative services it provides to the Portfolio.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc. is the transfer agent for the Portfolio's shares (Transfer Agent), and is an indirect, wholly-owned subsidiary of Bank of America Corporation. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Choosing a share class

(CHOOSING A SHARE CLASS GRAPHIC)

--------------------------------------------------------------------------------

WE'VE USED THE TERM INVESTMENT PROFESSIONAL TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING CLASS A, CLASS B AND CLASS C SHARES OF THE PORTFOLIO. SELLING AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.

WE'VE USED THE TERM RETIREMENT PLAN ADMINISTRATOR TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING CLASS R SHARES OF THE PORTFOLIO.




 FOR MORE INFORMATION ABOUT HOW TO CHOOSE A SHARE CLASS, CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL US AT 1.800.345.6611.




 BEFORE YOU INVEST, PLEASE NOTE THAT OVER TIME, DISTRIBUTION (12B-1) AND/OR SHAREHOLDER SERVICING FEES WILL INCREASE THE COST OF YOUR INVESTMENT, AND MAY COST YOU MORE THAN ANY SALES CHARGES YOU MAY PAY. FOR MORE INFORMATION, SEE HOW SELLING AND SERVICING AGENTS ARE PAID.

--------------------------------------------------------------------------------


Before you can invest in the Portfolio, you'll need to choose a share class. There are four classes of shares of the Portfolio offered by this prospectus. Each class has its own sales charges and fees. In certain circumstances, these sales charges and fees may be reduced or waived, as described below and in the SAI. The table below compares the charges and fees and other features of the share classes.

                              CLASS A             CLASS B             CLASS C             CLASS R
                               SHARES              SHARES              SHARES              SHARES
  MAXIMUM AMOUNT YOU
  CAN BUY                     NO LIMIT         UP TO $50,000      UP TO $1 MILLION        NO LIMIT



  MAXIMUM FRONT-END
  SALES CHARGE                 5.75%                NONE                NONE                NONE



  MAXIMUM DEFERRED
  SALES CHARGE                1.00%(1)            5.00%(2)            1.00%(3)              NONE



  REDEMPTION FEE(4)            2.00%               2.00%               2.00%               2.00%



  MAXIMUM ANNUAL                             0.75% DISTRIBUTION
  DISTRIBUTION AND       0.25% DISTRIBUTION   (12B-1) FEE AND    0.75% DISTRIBUTION
  SHAREHOLDER SERVICING   (12B-1)/SERVICE          0.25%          (12B-1) FEE AND    0.50% DISTRIBUTION
  FEES                          FEE             SERVICE FEE      0.25% SERVICE FEE      (12B-1) FEE



  CONVERSION FEATURE            NONE                YES                 NONE                NONE

(1)This charge applies to investors who buy $1 million or more of Class A shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(2)This charge decreases over time. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(3)This charge applies to investors who buy Class C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(4)The redemption fee may apply to shares purchased that are redeemed (either by selling your shares or exchanging into another Fund) within 60 days of purchase. Please see CHOOSING A SHARE CLASS -- REDEMPTION FEES for details.

The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge, if any.

The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and/or shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies, and when you're required to pay the charge. You should think about these things carefully before you invest.

Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Portfolio will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

Class A shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Portfolio, unless you qualify for a waiver or reduction of the sales charge. However, Class A shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Class B and Class C shares. This means that Class A shares can be expected to pay relatively higher distributions per share.

Class B shares have limits on how much you can invest. When you buy Class B or Class C shares, the full amount is invested in the Portfolio. However, you may pay a CDSC when you sell your shares. Over time, Class B and Class C shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Class A shares. Although the full amount of your purchase is invested in the Portfolio, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Class B and Class C Shares. You should also consider the conversion feature for Class B shares, which is described in ABOUT CLASS B SHARES.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY THE PORTFOLIO EVERY BUSINESS DAY.
--------------------------------------------------------------------------------



(ABOUT CLASS A     ABOUT CLASS A SHARES
  SHARES GRAPHIC)

      There is no limit to the amount you can invest in Class A shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. Shares you purchase with reinvested distributions are not subject to a sales charge. To determine the sales charge you pay on additional investments in Class A shares, we will add the amount of your additional investment to the current value of your account and base the sales charge on that total amount.

      FRONT-END SALES CHARGE



      You'll pay a front-end sales charge when you buy Class A shares, unless:

        - you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- FRONT END SALES CHARGES

        - you received shares from reinvested distributions

      The sales charge you'll pay depends on the amount you're investing -- generally, the larger the investment, the smaller the percentage sales charge.

                                                      SALES CHARGE(1)    AMOUNT RETAINED
                                    SALES CHARGE(1)    AS A % OF THE    BY SELLING AGENTS
                                     AS A % OF THE      NET AMOUNT        AS A % OF THE
         AMOUNT YOU BOUGHT          OFFERING PRICE       INVESTED        OFFERING PRICE
         $0 - $49,999                    5.75%             6.10%              5.00%



         $50,000 - $99,999               4.50%             4.71%              3.75%



         $100,000 - $249,999             3.50%             3.63%              2.75%



         $250,000 - $499,999             2.50%             2.56%              2.00%



         $500,000 - $999,999             2.00%             2.04%              1.75%



         $1,000,000 OR MORE              0.00%             0.00%              1.00%(2)

      (1)The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge in the table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and of your net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

      (2)1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25% on amounts over $50,000,000. The Distributor pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within twelve months from the time they were bought. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      CONTINGENT DEFERRED SALES CHARGE



      Class A shares bought without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1% CDSC if the shares are sold within 12 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million (but less than $50 million) are subject to a CDSC if redeemed within 12 months of the date of purchase. The 12 months begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee based program.

      You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

--------------------------------------------------------------------------------

CLASS B SHARES ARE NOT INTENDED FOR PURCHASE OF $50,000 OR MORE. YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR ENSURING THAT YOUR INVESTMENT IN CLASS B SHARES DOES NOT REACH THE $50,000 MAXIMUM, AND COLUMBIA FUNDS CANNOT ENSURE THAT IT WILL IDENTIFY PURCHASE ORDERS THAT WOULD CAUSE YOUR INVESTMENT IN CLASS B SHARES TO REACH THE MAXIMUM ALLOWED AMOUNT.

--------------------------------------------------------------------------------



(About Class B     ABOUT CLASS B SHARES
  Shares GRAPHIC)

      Purchases up to $50,000 are allowed in Class B shares assuming the combined value of the customer's total assets in the Columbia Funds does not reach $50,000. Purchases in Class B shares that bring the combined value of a customer's total assets to $50,000 or above will be rejected. A customer's total assets may include accounts for immediate family members. Group Plan accounts are valued at the plan level.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC when you sell your Class B shares, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- CONTINGENT DEFERRED SALES CHARGES

      The CDSC you pay depends on how long you held your shares.

         IF YOU SELL YOUR SHARES
         DURING THE FOLLOWING YEAR:                                   YOU'LL PAY A CDSC OF:
         ----------------------------------------------------------------------------------
         THE FIRST YEAR YOU OWN THEM                                          5.0%



         THE SECOND YEAR YOU OWN THEM                                         4.0%



         THE THIRD YEAR YOU OWN THEM                                          3.0%



         THE FOURTH YEAR YOU OWN THEM                                         3.0%



         THE FIFTH YEAR YOU OWN THEM                                          2.0%



         THE SIXTH YEAR YOU OWN THEM                                          1.0%



         AFTER SIX YEARS OF OWNING THEM                                       NONE

      Certain investments in Class B shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Portfolio will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

      Your selling agent receives compensation when you buy Class B shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      ABOUT THE CONVERSION FEATURE



      Class B shares convert automatically to Class A shares after you've owned them for eight years.

      The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase total returns.

      Here's how the conversion works:

        - Shares are converted on or about the 15th day of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

        - You'll receive the same dollar value of Class A shares as the Class B shares that were converted. No sales charge or other charges apply.

        - Class B shares that you received from an exchange of Class B shares of another Columbia Fund will convert based on the day you bought the original shares.

        - Conversions are free from federal income tax.


(About Class C     ABOUT CLASS C SHARES
  shares GRAPHIC)

      There is a $1 million limit to the amount you can purchase in Class C shares. You don't pay a sales charge when you buy Class C shares, but you may pay a CDSC when you sell them. Purchases of $1 million or more will be rejected.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC of 1.00% when you sell Class C shares within one year of buying them, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- CONTINGENT DEFERRED SALES CHARGES

      Certain investments in Class C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Portfolio will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

      Your selling agent receives compensation when you buy Class C shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.


(ABOUT CLASS R     ABOUT CLASS R SHARES
  SHARES GRAPHIC)



ELIGIBLE INVESTORS

Class R shares are available to certain eligible investors and must be purchased through eligible retirement plans. Eligible investors are as follows:

  - 401(k) plans;

  - 457 plans;

  - employer-Sponsored 403(b) plans;

  - profit sharing and money purchase pension plans;

  - defined benefit plans; and

  - non-qualified deferred compensation plans ("eligible retirement plans").

Class R shares will not be available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs, individual 403(b) plans or 529 tuition programs.

The Portfolio reserves the right to change the criteria for eligible investors. The Portfolio also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Portfolio and its shareholders.

--------------------------------------------------------------------------------

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR YOUR RETIREMENT PLAN ADMINISTRATOR FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF SALES CHARGES AND REDEMPTION FEES.

YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR NOTIFYING COLUMBIA FUNDS THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE BUYING OR SELLING SHARES.

WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

--------------------------------------------------------------------------------


REDEMPTION FEES

(Class A, Class B, Class C and Class R shares)

The Portfolio assesses, subject to limited exceptions, a 2.00% redemption fee on the proceeds of Portfolio shares that are redeemed (either by selling shares or exchanging into another Portfolio or Fund) within 60 days of their purchase. The redemption fee is paid to the Portfolio or Fund from which you are redeeming shares (including redemptions by exchange).

The redemption fee is imposed on Portfolio shares redeemed (including redemptions by exchange) within 60 days of purchase. In determining which shares are being redeemed, we generally apply a first-in, first-out approach. For Portfolio shares acquired by exchange, the holding period prior to the exchange will not be considered in determining whether to apply the redemption fee.

The redemption fee will not be imposed if you qualify for a waiver and the Portfolio has received proper notification. We'll redeem any shares that are eligible for a waiver first. You can find out if you qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE OR REDEMPTION FEE -- REDEMPTION FEES. For a discussion of the effects of market timing, please see the section BUYING, SELLING AND EXCHANGING SHARES -- SHORT-TERM TRADING ACTIVITY AND MARKET TIMING.

WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE OR REDEMPTION FEE

You may be eligible for a waived or reduced front-end sales charge (often referred to as a "breakpoint discount"), CDSC or redemption fee. Restrictions may apply to certain accounts and certain transactions. Information about these reductions and waivers is provided below and may also be discussed in the SAI, which is available at www.columbiafunds.com. Please contact your investment professional or your retirement plan administrator, or contact Columbia Funds at
1.800.345.6611 to determine whether you qualify for a reduction or waiver of these charges.

--------------------------------------------------------------------------------

FOR PURPOSES OF OBTAINING A BREAKPOINT DISCOUNT, MEMBERS OF YOUR "IMMEDIATE FAMILY" INCLUDE YOUR SPOUSE, PARENT, STEP-PARENT, LEGAL GUARDIAN, CHILD, STEP-CHILD, FATHER-IN-LAW AND MOTHER-IN-LAW.

--------------------------------------------------------------------------------


The types of accounts that may be aggregated to obtain one of the breakpoint discounts described below include individual accounts, joint accounts, certain IRA accounts, certain trusts and UTMA/UGMA accounts. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own shares of Columbia Funds.

The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Columbia Funds Family. To obtain a breakpoint, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Portfolio is not responsible for a financial advisor's failure to apply the eligible discount to your account. You may be asked by the Portfolio or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Portfolio's Transfer Agent, you will need to provide the foregoing information to a Transfer Agent representative at the time you purchase shares.

FRONT-END SALES CHARGES

(Class A shares)

There are two ways you can lower the front-end sales charge you pay on Class A shares:

        - RIGHTS OF ACCUMULATION
        The value of eligible accounts (regardless of class) maintained by you and each member of your immediate family may be combined with the value of your current purchase to reach a sales charge discount level (according to the chart of Class A sales charges, above) and to obtain the lower sales charge for your current purchase. To calculate the combined value of the accounts, the Portfolio will use the shares' current public offering price.

        - STATEMENT OF INTENT
        You also may pay a lower sales charge when purchasing Class A shares by signing a letter of intent. By doing so, you would be able to pay the lower sales charge on all purchases made under the letter of intent within 13 months. As described in the chart in the section ABOUT CLASS A SHARES -- FRONT-END SALES CHARGE, the first breakpoint discount will be applied when total purchases reach $50,000. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. To calculate the total value of your Statement of Intent purchases, the Portfolio will use the historic cost (i.e. dollars invested) of the shares held in each eligible account. You must retain all records necessary to substantiate historic costs because the Portfolio and your financial intermediary may not maintain this information.

         - WHAT ACCOUNTS ARE ELIGIBLE FOR BREAKPOINT DISCOUNTS?
          The types of eligible accounts that may be aggregated to obtain one or both of the breakpoint discounts described above include:

           - individual accounts

           - joint accounts

           - certain IRA accounts

           - certain trusts

           - UTMA/UGMA accounts

            For the purposes of obtaining a breakpoint discount, members of your "immediate family" include your spouse, parent, step parent, legal guardian, child, step child, father in-law and mother in-law. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own Columbia Fund shares. The value of your investment in certain Money Market Funds held in an eligible account may be aggregated with your investments in other funds in the Columbia Funds family of funds to obtain a breakpoint discount through a Right of Accumulation. Certain Money Market Funds may also be included in the aggregation for a Statement of Intent for shares that have been charged a commission for purposes of obtaining a breakpoint discount.

         - HOW DO I OBTAIN A BREAKPOINT DISCOUNT?
          The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Columbia Funds family of funds. To obtain any of the above breakpoint discounts, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Portfolio is not responsible for a financial advisor's failure to apply the eligible discount to your account. You may be asked by the Portfolio or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Transfer Agent, you will need to provide the foregoing information to a Transfer Agent representative at the time you purchase shares.

         - HOW CAN I OBTAIN MORE INFORMATION ABOUT BREAKPOINT DISCOUNTS?
          Certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. Restrictions may apply to certain accounts and certain transactions. Further information regarding these discounts may be found in the Portfolio's SAI and at www.columbiafunds.com.

      The following investors can buy Class A shares without paying a front-end sales charge:

        - full-time employees and retired employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

        - banks, trust companies and thrift institutions, acting as fiduciaries

        - individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the Portfolio within 90 days of the date of distribution

        - Columbia Funds' Trustees, Directors and employees of its investment sub-advisers

        - registered broker/dealer firms that have entered into a Columbia Funds dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only

        - registered personnel and employees of these broker/dealers and their family members may buy Class A shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

        - employees or partners of any service provider to the Portfolio

        - investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

        - shareholders of certain Funds that reorganized into the Columbia Funds who were entitled to buy shares at net asset value

      The following plans can buy Class A shares without paying a front-end sales charge:

        - pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the Internal Revenue Code

        - employee benefit plans created according to Section 403(b) of the Internal Revenue Code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the Internal Revenue Code. To qualify for the waiver, the plan must:

            - have at least $500,000 invested in Class A shares of Columbia
              Funds (except Money Market Funds), or

            - sign a letter of intent to buy at least $500,000 of Class A shares of Columbia Funds (except Money Market Funds), or

            - be an employer-sponsored plan with at least 100 eligible participants, or

            - be a participant in an alliance program that has signed an agreement with the Portfolio or a selling agent

        - certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

      You can also buy Class A shares without paying a sales charge if you buy the shares within 365 days of selling Class A, Class B, Class C or Class R shares of the same Portfolio. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. The Transfer Agent, Distributor or their agents must receive your written request within 365 days after you sell your shares.

      CONTINGENT DEFERRED SALES CHARGES
      (Class A, Class B and Class C shares)

      You won't pay a CDSC in the following circumstances:

      DEATH:  CDSCs may be waived on redemptions following the death of:

        - the sole shareholder on an individual account

        - a joint tenant where the surviving joint tenant is the deceased's spouse

        - the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfer to Minors Act (UTMA) or other custodial account.

      If the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

      AUTOMATIC WITHDRAWAL PLAN (AWP): CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual AWP established with the Transfer Agent, to the extent that the redemptions do not exceed, on an annual basis, 12% of the account's value at the time that the AWP is established. Otherwise a CDSC will be charged on AWP redemptions until this requirement is met; this requirement does not apply if the AWP is set up at the time the account is established, and distributions are being reinvested.

      DISABILITY: CDSCs may be waived on redemptions after the sole shareholder on an individual account or a joint tenant on a joint tenant spousal account becomes disabled (as defined by Section 72(m)(7) of the Internal Revenue Code). To be eligible for such a waiver:

        - the disability must arise after the purchase of shares,

        - the disabled shareholder must have been under the age of 65 at the time of the initial determination of disability and

        - a letter from a physician must be signed under penalty of perjury stating the nature of the disability.

      If the account is transferred to a new registration and then shares are redeemed, the applicable CDSC will be charged.

      DEATH OF A TRUSTEE: CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where:

        - the grantor of the trust is the sole trustee and the sole life beneficiary,

        - death occurs following the purchase and

        - the trust document provides for the dissolution of the trust upon the trustee's death.

      If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

      RETURNS OF EXCESS CONTRIBUTIONS: CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the Financial Services Firm
      (FSF) agrees to return the applicable portion of any commission paid by the Distributor.

      QUALIFIED RETIREMENT PLANS: CDSCs may be waived on shares sold by employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must be a participant in an alliance program that has signed an agreement with Columbia Funds or the Distributor.

      RETURN OF COMMISSION: CDSCs may be waived on shares sold by intermediaries that are part of the Columbia Funds selling group where the intermediary has entered into an agreement with Columbia Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

      NON-US INVESTORS: CDSCs may be waived on shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-US investors.

      IRS SECTION 401 AND 457: CDSCs may be waived on shares sold by certain pension, profit-sharing or other employee benefit plans established under
      Section 401 or 457 of the tax code.

      MEDICAL PAYMENTS: CDSCs may be waived on shares redeemed for medical payments that exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

      SHARES LIQUIDATED BY TRANSFER AGENT: CDSCs may be waived for shares sold under the Distributor's right to liquidate a shareholder's account, including but not limited to, instances where the aggregate net asset value of Class A, Class B or Class C shares held in the account is less than the minimum account size.

      PLANS OF REORGANIZATION: At the Portfolio's discretion, CDSCs may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party.

      CDSCs may be waived on the sale of Class C shares sold by a non-profit organization qualified under Section 501(c)(3) of the tax code in connection with the BANC OF AMERICA CAPITAL MANAGEMENT CHARITABLE GIVING PROGRAM.

      REDEMPTION FEES



      (Class A, Class B, Class C and Class R Shares)

      You won't pay an otherwise applicable redemption fee on the following categories of transactions:

        - shares sold following the death or disability (as defined in the Internal Revenue Code) of the shareholder, including a registered joint owner

        - shares sold by or distributions from participant-directed retirement plans, such as 401(k), 403(b), 457, Keogh, profit sharing and money purchase pension plans, where Columbia Funds does not have access to information about the individual participant account activity, except where Columbia Funds has received an indication that the plan administrator is able to assess the redemption fee on the appropriate accounts

        - shares sold by certain investment funds (e.g. the Columbia Masters Portfolios, the Columbia LifeGoal Portfolios and Future Scholar) that have provided assurances reasonably satisfactory to the Adviser that the investment fund is not a vehicle for market timing. The Adviser or its affiliates may manage certain of the approved investment funds

        - shares sold in certain transactions in connection with certain asset allocation or wrap programs where the program sponsor has provided assurances reasonably satisfactory to the Adviser that the program is not designed to be a vehicle for market timing

        - shares sold by accounts where Columbia Funds has received information reasonably satisfactory to the Adviser indicating that financial institutions or intermediaries maintaining the accounts are currently unable for administrative reasons to assess the redemption fee on underlying shareholders

        - shares sold by an account which has demonstrated a severe hardship, such as a medical emergency, as determined in the absolute discretion of the Adviser

        - shares that were purchased by reinvested dividends

        - shares that are redeemed or exchanged through Columbia Funds' Automatic Withdrawal Plan or Automatic Exchange Feature or similar affiliated or unaffiliated automated plans

        - the following retirement plan distributions:

           - lump-sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy" plan)

           - distributions from an individual retirement account (IRA) or Custodial Account under Section 403(b)(7) of the Internal Revenue Code, following attainment of age 59 1/2

      Columbia Funds also has the discretion to waive the 2% redemption fee if a Fund is in jeopardy of failing the 90% income test or losing its RIC qualification for tax purposes.

      Certain financial institutions or intermediaries may not assess redemption fees on certain categories of redemptions that they believe do not present significant market timing concerns (such as automatic withdrawal plan redemptions). Conversely, certain financial institutions or intermediaries may assess redemption fees on certain redemptions by accounts maintained with them that would be exempt from the redemption fee if the accounts were maintained directly with the Transfer Agent or with a different financial institution or intermediary. Columbia Funds and its agents reserve the right to permit imposition of the redemption fee under these circumstances. Columbia Funds' ability to assess redemption fees or apply waivers is generally limited by the policies of these financial institutions and intermediaries. Accordingly, the parameters of the exemption categories described above are subject to the different policies of the various financial institutions and intermediaries that maintain accounts. You should check with your financial institution or intermediary about its redemption fee and waiver policies before investing or submitting a redemption order within the specified time periods.

      Columbia Funds reserves the right to impose the redemption fee in the future if it determines that a financial institution or intermediary that previously did not or was not able to assess the redemption fee on underlying shareholders has developed the policy or capability to assess the fee on some or all of its underlying shareholders, however, Columbia Funds may determine not to impose the redemption fee under certain circumstances. From time to time, as circumstances change, Columbia Funds may modify or eliminate certain exemption categories without advance notice to shareholders.

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------

Buying, selling and exchanging shares
(Buying, selling and exchanging shares GRAPHIC)


You can invest in Class A, Class B and Class C shares of the Portfolio through your selling agent. We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions regarding Class A, Class B and Class C shares. Once you have an account, you can buy, sell and exchange Class A, Class B and Class C shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us. You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

You can invest in the Class R Shares of the Portfolio through your eligible retirement plan. Please contact your retirement plan administrator directly for more information.

The table starting on page 31 summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in CHOOSING A SHARE CLASS.

The Portfolio also offers other classes of shares, with different features and expense levels, which you may be eligible to buy. Specifically, the Portfolio offers Class Z shares which have lower expense levels and limited service features and are only available to certain eligible investors that meet specific criteria such as investing through an eligible financial institution intermediary. Please contact your investment professional, or call us at
1.800.345.6611 if you have any questions or you need help placing an order.

Certain financial institutions and intermediaries that offer Class Z shares may in certain circumstances determine that a shareholder invested in Class A, Class B, Class C or Class R shares is eligible for Class Z shares and will have their shares automatically converted to Class Z shares. No sales charges or other charges will apply to such a conversion, however, an investor should contact their financial institution or intermediary to learn the details of any such policy and also should talk to their tax adviser about the tax consequences of any such automatic conversion.

Federal law requires the Portfolio to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Portfolio may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Portfolio is unable to verify your identity after your account is open, the Portfolio reserves the right to close your account or take other steps as deemed reasonable. The Portfolio shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of the Portfolio's long-term shareholders may be adversely affected by certain short-term trading activity by Portfolio shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Portfolio shares held by long-term shareholders and have other adverse effects on the Portfolio. This type of excessive short-term trading activity is referred to herein as "market timing." The Portfolio is not intended as a vehicle for market timing. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Portfolio to implement their market timing strategies. Columbia Funds' Board has adopted policies and procedures with respect to market timing activity as discussed below.

Market timing may negatively impact long-term performance of the Portfolio by requiring it to maintain a larger percentage of assets in cash or to liquidate portfolio holdings at a disadvantageous time. Market timing could increase the Portfolio's expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, and large asset fluctuations that could diminish the Portfolio's ability to provide the maximum investment return to all participants. Certain Portfolios or Funds may be more susceptible to these negative effects of market timing. For example, Funds that invest principally in foreign securities may be more susceptible to arbitrage opportunities resulting from mispricing due to time zone differences among international financial markets. Market timers seek potential price differentials that may occur with securities that trade in a different time zone. Funds that invest principally in small- and mid-capitalization securities may be more susceptible to arbitrage opportunities due to the less liquid nature of smaller company securities. Fair value pricing may reduce these arbitrage opportunities.

Columbia Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if Columbia Funds detects that a shareholder has conducted two "round trips" (as defined below) in a Portfolio or Fund (other than a Columbia Money Market Fund, Columbia Short Term Bond Fund or Columbia Short Term Municipal Bond Fund) that are deemed material by Columbia Funds in any 28-day period, Columbia Funds will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a Columbia Money Market Fund, Columbia Short Term Bond Fund or Columbia Short Term Municipal Bond Fund). In addition, if Columbia Funds determines that any person, group or account has engaged in any type of market timing activity (independent of the two round trip limit) Columbia Funds may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund. In any event, Columbia Funds also retains the right to reject any order to buy or exchange shares as discussed in the section BUYING, SELLING AND EXCHANGING SHARES - HOW ORDERS ARE PROCESSED and also retains the right to modify these market timing policies at any time without prior notice to shareholders.

The rights of shareholders to redeem shares of the Portfolio are not affected by any of these limits. However, certain Funds, including the Portfolio, impose a redemption fee on the proceeds of Portfolio shares that are redeemed or exchanged within 60 days of their purchase. Please refer to the section ABOUT YOUR INVESTMENT -- INFORMATION FOR INVESTORS -- REDEMPTION FEES to determine if a redemption fee might be applicable to your shares. For these purposes, a "round trip" is a purchase by any means into a Portfolio or Fund followed by a redemption, of any amount, by any means out of the same Portfolio or Fund. Under this definition, an exchange into a Portfolio or Fund followed by an exchange out of the same Portfolio or Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Systematic Investment Plan, Automatic Withdrawal Plan, Automatic Exchange Feature or similar automated plans generally are not subject to the two round trip limit. The two round trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Columbia Funds. However, there can be no assurance that these policies and procedures, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. Columbia Funds typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Columbia Funds practices discussed above. Consequently, there is the risk that Columbia Funds may not be able to do anything in response to market timing that occurs in a Portfolio or Fund which may result in certain shareholders being able to market time a Portfolio or Fund while the shareholders in that Fund bear the burden of such activities.

Columbia Funds seeks to act in a manner that it believes is consistent with the best interests of Portfolio shareholders in making any judgments regarding market timing. Neither Columbia Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or transfers.

                   Ways to buy, sell
                      or exchange        How much you can buy, sell or exchange              Other things to know
                  -------------------    ---------------------------------------    ---------------------------------------
Buying shares     In a lump sum          MINIMUM INITIAL INVESTMENT FOR CLASS A,    There is no limit to the amount you can
                                         CLASS B AND CLASS C SHARES:                invest in Class A shares or Class R
                                         - $1,000 for regular accounts              shares. You can invest up to $50,000 in
                                         - $25 for traditional and Roth IRAs,       Class B shares. Class C share purchases
                                         and Coverdell Education Savings            are limited to $1 million.
                                           Accounts                                 Class R shares may only be purchased
                                         - no minimum for certain fee-based         through eligible retirement plan
                                           accounts and certain retirement plan     accounts.
                                           accounts
                                         MINIMUM ADDITIONAL INVESTMENT FOR CLASS
                                         A, CLASS B AND CLASS C SHARES:
                                         - $25 for traditional and Roth IRAs,
                                         and Coverdell Education Savings
                                           Accounts
                                         - $50 for all other accounts
                                         THERE IS NO MINIMUM INITIAL INVESTMENT
                                         REQUIREMENT FOR CLASS R SHARES

                  Using our              minimum initial investment:                You can buy shares any day of the month
                  Systematic             - $50                                      on a monthly, quarterly or semi-annual
                  Investment Plan        minimum additional investment:             schedule.
                  (Class A, Class B      - $50
                  and Class C shares)

Selling shares    In a lump sum          Class A, Class B and Class C shares:       Class R shares may be sold through
                                         - shares sold by check via the             eligible retirement plan accounts.
                                         telephone or through the internet are      The Portfolio will generally send
                                           limited to an aggregate of $100,000      proceeds from the sale to you within
                                           in a 30-day period if you qualify for    seven days (usually on the next
                                           telephone or internet orders             business day after your request is
                                         - other restrictions may apply to          received in "good form"). However, if
                                           withdrawals from retirement plan         you purchased your shares by check, the
                                           accounts                                 Portfolio may delay sending the
                                                                                    proceeds from the sale of your shares
                                                                                    for up to 10 days after your purchase
                                                                                    to protect against checks that are
                                                                                    returned.
                                                                                    The Portfolio assesses, subject to
                                                                                    limited exceptions, a 2.00% redemption
                                                                                    fee on the proceeds of Portfolio shares
                                                                                    that are redeemed (either by selling
                                                                                    shares or exchanging into another
                                                                                    Portfolio or Fund) within 60 days of
                                                                                    their purchase. Please see CHOOSING A
                                                                                    SHARE CLASS -- REDEMPTION FEES for
                                                                                    details.

                  Using our Automatic    - no minimum per withdrawal                Your account balance must be at least
                  Withdrawal Plan        - $5,000 requirement waived for certain    $5,000 to set up the plan. You can make
                  (Class A, Class B      fee based accounts                         withdrawals any day of the month on a
                  and Class C shares)                                               monthly, quarterly or semi-annual
                                                                                    basis. We'll send your money by check
                                                                                    or deposit it directly to your bank
                                                                                    account. No CDSC is deducted if you
                                                                                    withdraw 12% or less of the value of
                                                                                    your shares in a given class in a year.


                   Ways to buy, sell
                      or exchange        How much you can buy, sell or exchange              Other things to know
                  -------------------    ---------------------------------------    ---------------------------------------
Exchanging        In a lump sum          - new account minimums apply to            The Portfolio assesses, subject to
  shares                                   exchanges                                limited exceptions, a 2.00% redemption
                                                                                    fee on the proceeds of Portfolio shares
                                                                                    that are redeemed (either by selling
                                                                                    shares or exchanging into another
                                                                                    Portfolio or Fund) within 60 days of
                                                                                    their purchase. Please see CHOOSING A
                                                                                    SHARE CLASS -- REDEMPTION FEES for
                                                                                    details.
                                                                                    You can generally exchange your Class
                                                                                    A, Class B, Class C or Class R shares
                                                                                    for Class A, Class B, Class C or Class
                                                                                    R shares, respectively of any other
                                                                                    Portfolio or Fund distributed by the
                                                                                    Distributor. Some exceptions apply.
                                                                                    You generally won't pay a front-end
                                                                                    sales charge or CDSC on the shares
                                                                                    you're exchanging. An exchange
                                                                                    generally will incur a sales charge if
                                                                                    the original purchase was not assessed
                                                                                    a sales charge. Redemption fees may
                                                                                    apply.

                  Using our Automatic    - minimum $100 per exchange                You can make exchanges any day of the
                  Exchange Feature                                                  month.
                  (Class A, Class B
                  and Class C shares)

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on a Portfolio's net asset value per share. We calculate net asset value per share for each class of the Portfolio at the end of each business day. The net asset value per share of the Portfolio is based on the net asset value per share of the Underlying Columbia Funds the Portfolio invests in.

We calculate the net asset value for each class of the Portfolio by determining the value of the Portfolio's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN AN UNDERLYING FUND

The value of an Underlying Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in an Underlying Fund. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. For example, securities which may be subject to fair valuation include, but are not limited to: (1) restricted securities for which a pricing service is unable to provide a market price; (2) securities whose trading has been formally suspended; (3) debt securities that have gone into default and for which there is no current market quotation; and (4) a security whose market price is not available from a pre-established pricing service. In addition, an Underlying Fund may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which an Underlying Fund's share price is calculated. Foreign exchanges typically close before the time as of which an Underlying Fund's share prices are calculated, and may be closed altogether on some days an Underlying Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Underlying Fund shares. However, when an Underlying Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Columbia Funds has retained an independent fair value pricing service to assist in the fair valuation process for Underlying Funds that primarily invest in international equity securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by an Underlying Fund could change on days when Underlying Fund shares cannot be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders to buy, sell or exchange shares may be delivered to the Transfer Agent by telephone, in writing or through the internet. For more information on account and trading restrictions and special sign-up procedures for internet transactions, please call us at 1.800.345.6611. The Transfer Agent has procedures in place to authenticate electronic instructions. You will be asked to accept the terms of an online agreement and utilize a password for internet services.

Orders received in good order by the Portfolio, Distributor, Transfer Agent or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

TELEPHONE ORDERS
(Class A, Class B and Class C shares)

You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. We will not be liable for following telephone instructions that we reasonably believe are genuine.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY THE PORTFOLIO EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying Class A, Class B and Class C shares:

        - You buy Class A shares at the offering price per share. You buy Class B and Class C shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we reserve the right to cancel your order. We'll return any payment received for orders that have been cancelled.

        - Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Portfolio. We don't issue certificates.

      All orders for the purchase of Class R shares must be made through your eligible retirement plan. Here are some general rules for buying Class R shares:

        - You buy Class R shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we reserve the right to cancel your order. We'll return any payment received for orders that have been cancelled.

        - Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Portfolio. We don't issue certificates.

        - Financial institutions and intermediaries are responsible for recording the beneficial ownership of the shares of their clients, and for reporting this ownership on account statements they send to their clients.

      MINIMUM INITIAL INVESTMENT



      The minimum initial amount of Class A, Class B and Class C shares you can buy is usually $1,000.

      There is no minimum initial investment requirement for Class R shares.

      If you're buying Class A, Class B or Class C shares through one of the following accounts or plans, the minimum initial amount you can buy is:

        - $50 using our Systematic Investment Plan

        - $25 for traditional and Roth IRAs, and Coverdell Education Savings Accounts

        - There is no minimum for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts, other managed accounts and certain retirement plans

      MINIMUM ADDITIONAL INVESTMENT



      You can make additional purchases of Class A, Class B and Class C shares in the amount of $50, or $25 for traditional and Roth IRAs, and Coverdell Education Savings Accounts.

SYSTEMATIC INVESTMENT PLAN
(Class A, Class B and Class C shares)

You can make regular purchases of $50 or more using automatic transfers from your bank account to the Portfolio. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - You can buy shares any day of the month on a monthly, quarterly or semi-annual basis.

  - Some exceptions may apply to employees of Bank of America and its affiliates. For details, please contact your investment professional.

--------------------------------------------------------------------------------

"GOOD FORM" MEANS THAT THE MONEY USED TO PURCHASE YOUR SHARES IS FULLY COLLECTED. WHEN SELLING SHARES BY LETTER OF INSTRUCTION, "GOOD FORM" ALSO MEANS
(I) YOUR LETTER HAS COMPLETE INSTRUCTIONS, THE PROPER SIGNATURES AND MEDALLION SIGNATURE GUARANTEES AND (II) ANY OTHER REQUIRED DOCUMENTS ARE ATTACHED. FOR ADDITIONAL DOCUMENTS REQUIRED FOR SALES BY CORPORATIONS, AGENTS, FIDUCIARIES, SURVIVING JOINT OWNERS AND OTHER LEGAL ENTITIES PLEASE CALL 1.800.345.6611. NO INTEREST WILL BE PAID ON UNCASHED REDEMPTION CHECKS.




 FOR MORE INFORMATION
 ABOUT TELEPHONE ORDERS,
 SEE HOW ORDERS ARE
 PROCESSED.

--------------------------------------------------------------------------------



(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling Class A, Class B and Class C shares:

        - We'll deduct any CDSC from the amount you're selling and send you the balance.

        - If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after the Portfolio, Distributor, Transfer Agent or their agents receive your order in good form. Your selling agent is responsible for depositing the sale proceeds to your account on time.

        - For shares sold by Fedwire there is generally a $500 minimum transaction amount and a fee of $7.50. The receiving bank may charge additional fees.

        - If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Portfolio receives your order in good form.

        - You can sell up to an aggregate of $100,000 of shares by check via the telephone or through the internet in a 30-day period if you qualify for telephone or internet orders.

        - If you paid for your shares by check, we'll hold the sale proceeds when you sell those shares for at least 10 days after the trade date of the purchase.

        - If you hold any shares in certificate form, you will not be able to sell those shares until you have returned the certificates to the Transfer Agent.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

        - The Portfolio assesses, subject to limited exceptions, a 2.00% redemption fee on the proceeds of Portfolio shares that are redeemed (either by selling shares or exchanging into another Portfolio or Fund) within 60 days of their purchase. Please see CHOOSING A SHARE CLASS -- REDEMPTION FEES for details.

      For information about how to sell Class R shares through your eligible retirement plan, please contact your plan administrator. Here are some general rules for selling shares:

        - If you paid for your shares by check, we'll hold the sale proceeds when you sell those shares for at least 10 days after the trade date of the purchase.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.

        - The Portfolio assesses, subject to limited exceptions, a 2.00% redemption fee on the proceeds of Portfolio shares that are redeemed (either by selling shares or exchanging into another Fund or Portfolio) within 60 days of their purchase. Please see CHOOSING A SHARE CLASS -- REDEMPTION FEES for details.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), or your account may be subject to an annual fee of $10. The Transfer Agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty.

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you.

        - under certain other circumstances allowed under the 1940 Act.

AUTOMATIC WITHDRAWAL PLAN
(Class A, Class B and Class C Shares)
The Automatic Withdrawal Plan lets you withdraw funds any day of the month on a monthly, quarterly or semi-annual basis. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - Your account balance must be at least $5,000 to set up the plan. Certain fee based accounts are not subject to the $5,000 requirement.

  - If you set up the plan after you've opened your account, your signature must be Medallion Guaranteed.

  - You won't pay a CDSC on Class A, Class B or Class C shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

  - We'll send you a check or deposit the money directly to your bank account.

  - You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Portfolio is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE PORTFOLIO OR FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------



(EXCHANGING SHARES       EXCHANGING SHARES
  GRAPHIC)

      You can generally sell Class A, Class B, Class C or Class R shares of the Portfolio to buy, respectively, Class A, Class B, Class C or Class R shares of another Portfolio or Fund distributed by the Distributor. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - The rules for buying shares of a Portfolio or Fund, including any minimum investment requirements, apply to exchanges into that Portfolio or Fund.

        - You may only make exchanges into a Portfolio or Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Portfolio or Fund that is accepting investments.

        - A sales charge may apply when exchanging from a Money Market Fund to a Fund with a front-end sales charge.

        - The Portfolio assesses, subject to limited exceptions, a 2.00% redemption fee on the proceeds of Portfolio shares that are redeemed (either by selling shares or exchanging into another Portfolio or Fund) within 60 days of their purchase. Please see CHOOSING A SHARE CLASS -- REDEMPTION FEES for details.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until the Transfer Agent has received the certificate and deposited the shares to your account.

      You may exchange your shares for shares of the same share class (and in some cases, certain other classes) of another Fund distributed by the Distributor, at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original Fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or loss for tax purposes. The Fund may terminate your exchange privilege if the Adviser determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See SHORT TERM TRADING ACTIVITY AND MARKET TIMING. To exchange by telephone, call 1.800.345.6611. Please have your account and taxpayer identification numbers available when calling.

      EXCHANGING CLASS A SHARES



      You can generally exchange Class A shares of the Portfolio for Class A shares of any other Portfolio or Fund distributed by the Distributor. Some exceptions apply.

      Here are some rules for exchanging Class A shares:

        - You won't pay a front-end sales charge on the shares of the Portfolio or Fund you're exchanging (unless your initial purchase of Class A shares was of a Columbia Money Market Fund).

        - You won't pay a CDSC, if applicable, on the shares you're exchanging. Any CDSC will be deducted later on when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until when you sold the shares you received from the exchange.

      EXCHANGING CLASS B SHARES



      You can generally exchange Class B shares of the Portfolio for Class B shares of any other Portfolio or Fund distributed by the Distributor. Some exceptions apply.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

      EXCHANGING CLASS C SHARES



      You can generally exchange Class C shares of the Portfolio for Class C shares of any other Portfolio or Fund distributed by the Distributor. Some exceptions apply.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted later on when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

      EXCHANGING CLASS R SHARES



      You can generally exchange Class R shares of the Portfolio for Class R shares of any other Fund or Portfolio distributed by the Distributor. Some exceptions apply.

AUTOMATIC EXCHANGE FEATURE
(Class A, Class B and Class C Shares)

The Automatic Exchange Feature lets you exchange $100 or more of Class A, Class B or Class C shares any day of the month. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to the Transfer Agent in writing or call 1.800.345.6611.

  - If you set up your plan to exchange more than $100,000 you must have your signature Medallion Guaranteed.

  - You can choose to have us transfer your money on any day of the month.

  - The rules for making exchanges apply to automatic exchanges.

How selling and servicing agents are paid
(PERCENT GRAPHIC)

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

--------------------------------------------------------------------------------


Your selling and servicing agents usually receive compensation based on your investment in the Portfolio. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

COMMISSIONS

CLASS A SHARES

Your selling and/or servicing agent may receive an up-front commission from the Distributor when you buy Class A shares of a Portfolio, in accordance with the following table:

                                                               COMMISSION
                                                             (AS A % OF THE
                                                             NET ASSET VALUE
AMOUNT PURCHASED                                               PER SHARE)
----------------                                             ---------------
$1 million to less than $3 million........................        1.00%
$3 million to less than $50 million.......................        0.50%
$50 million or more.......................................        0.25%

For group retirement plans, financial advisors are eligible to receive a 1.00% commission from the Distributor on purchases, including those in amounts less than $1 million, that are coded as commission eligible trades.

Purchase amounts are aggregated among all Columbia Funds for purposes of the above table.

CLASS A, CLASS B AND CLASS C SHARES

Your selling agent may receive an up-front commission (reallowance) when you buy Class A, Class B or Class C shares of the Portfolio. The amount of this commission depends on which share class you choose:

  - up to 5.00% of the offering price per share of Class A shares. The commission is paid from the sales charge we deduct when you buy your shares

  - up to 4.00% of the net asset value per share of Class B shares. The commission is not deducted from your purchase -- we pay your selling agent directly

  - up to 1.00% of the net asset value per share of Class C shares. The commission is not deducted from your purchase -- we pay your selling agent directly

If you buy Class B or Class C shares you will be subject to higher distribution (12b-1) and shareholder servicing fees and may be subject to a CDSC when you sell your shares.

CLASS R SHARES

Your selling and/or servicing agent may receive an up-front commission from the Distributor when you buy Class R shares of the Portfolio, in accordance with the following table:

                                                               COMMISSION
                                                             (AS A % OF THE
                                                             NET ASSET VALUE
AMOUNT PURCHASED                                               PER SHARE)
----------------                                             ---------------
first $50 million.........................................        0.50%
over $50 million..........................................        0.25%

--------------------------------------------------------------------------------

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 UNDER THE 1940 ACT.

YOUR SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------


DISTRIBUTION (12b-1) AND SHAREHOLDER SERVICING FEES

The Distributor and selling and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

The amount of the fee depends on the class of shares you own:

                                 MAXIMUM ANNUAL DISTRIBUTION (12B-1)
                                    AND SHAREHOLDER SERVICING FEES
                             (AS AN ANNUAL % OF AVERAGE DAILY NET ASSETS)
  CLASS A SHARES     0.25% COMBINED DISTRIBUTION (12b-1) AND SHAREHOLDER
                     SERVICING FEE



  CLASS B SHARES     0.75% DISTRIBUTION (12b-1) FEE, 0.25% SHAREHOLDER SERVICING
                     FEE



  CLASS C SHARES     0.75% DISTRIBUTION (12b-1) FEE, 0.25% SHAREHOLDER SERVICING
                     FEE



  CLASS R SHARES     0.50% DISTRIBUTION (12b-1) FEE

Fees are calculated daily and paid to the Distributor periodically. Because these fees are paid out of the Portfolio's assets on an ongoing basis, they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

The Portfolio pays these fees to the Distributor and/or to eligible selling and servicing agents and financial institutions, including the Adviser or other affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION -- FINANCIAL INTERMEDIARY PAYMENTS

In addition, the Distributor or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor or one of its affiliates. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by the Distributor attributable to that financial intermediary, gross sales of the mutual funds distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the support payments to any one financial intermediary are generally expected to be between 0.02% and 0.10% (between 0.03% and 0.12% in the case of the Columbia Money Market Funds) on an annual basis for payments based on average net assets of a Columbia Fund attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of a Columbia Fund (other than the Columbia Money Market Funds) attributable to the financial intermediary. The Distributor or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in a Columbia Fund.

Payments may also be made to certain financial intermediaries, including other Bank of America affiliates, that provide investor services to retirement plans and other investment programs to compensate financial intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.30% of the total Columbia Fund assets in the program on an annual basis. The Board has authorized the Funds to reimburse the Transfer Agent for amounts paid to financial intermediaries that maintain assets in omnibus accounts, subject to an annual cap of 0.11% of net assets maintained in such accounts. The amounts in excess of that reimbursed by a Portfolio will be borne by the Distributor or its affiliates.

The Distributor or its affiliates may make other payments or allow promotional incentives to financial intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

Amounts paid by the Distributor or its affiliates are paid out of the Distributor's or its affiliates' own revenue and do not increase the amount paid by you or your Portfolio. You can find further details about the payments made by the Distributor or its affiliates and the services provided by financial intermediaries as well as a list of the financial intermediaries to which the Distributor or its affiliates has agreed to make marketing support payments in the SAI, which can be obtained at www.columbiafunds.com or by calling
1.800.345.6611. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from the Distributor and its affiliates and any services it provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular Portfolio or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.

Distributions and taxes
(DISTRIBUTION AND TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF THE PORTFOLIO -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------

ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, the gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain, if any, to its shareholders. The Portfolio intends to pay out a sufficient amount of its income and capital gain to its shareholders so the Portfolio won't have to pay any federal income tax. When the Portfolio makes this kind of a payment, it's split among all shares and is called a distribution.

The Portfolio normally declares and pays distributions of net investment income annually, and distributes any net realized capital gain at least once a year. The Portfolio may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day before the distribution is declared. Shares are eligible to receive net investment income distributions from the trade date and net realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of the Portfolio usually pay different net investment income distribution amounts because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the Portfolio unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover or by calling us at
1.800.345.6611. Distributions of $10 or less will automatically be reinvested in additional Portfolio shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the same Portfolio.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Portfolio shares shortly before the Portfolio makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Portfolio that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Portfolio sells those securities and distributes the realized gain. This distribution is also subject to tax. The Portfolio has built up, or has the potential to build up, high levels of unrealized capital gain.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE PORTFOLIO. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING PORTFOLIO SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(k) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT YOUR TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of the Portfolio's ordinary income and net realized short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of net realized long-term capital gain, if any, generally are taxable to you as long-term capital gain.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. The Portfolio's long-term capital gain distributed to individual shareholders, if any, generally will qualify for the reduced rate of tax if attributable to the Portfolio's sales and exchanges. Also, if you're an individual Portfolio shareholder, the portion of your distributions attributable to dividends received by the Portfolio from certain U.S. and foreign corporations generally will be taxed at a maximum 15% rate of tax as long as certain holding period requirements are met. Absent further legislation, these reduced rates of tax will expire after December 31, 2010. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Portfolio. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and your federal tax status. Foreign, state and local taxes may also apply to distributions.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is exempt from state and local individual income taxes. Distributions you receive that come from interest the Portfolio earns from U.S. government obligations may not be exempt from these taxes. Please consult your tax adviser about your specific tax situation.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities redemptions and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied as a credit against your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

Your redemptions (including redemptions paid in securities) and exchanges of Portfolio shares usually will result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held such Portfolio shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

Legal matters

On February 9, 2005, the Adviser and Distributor entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, the Adviser and Distributor have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. The Adviser and Distributor are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Columbia Funds Series Trust (formerly known as Nations Funds Trust), its Board of Trustees, Bank of America Corporation and certain of its affiliates, including the Adviser and Distributor (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and other cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Funds Series Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds Series Trust against BAC and others that asserts claims under the federal securities laws and state common law. Columbia Funds Series Trust is a nominal defendant in this action.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of these actions. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Columbia Funds shareholders and/or the Columbia Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for preliminary approval.

Separately, several putative class actions have been filed against Columbia Funds Series Trust, Bank of America Corporation and certain of its affiliates, and others, in various federal courts relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. (George Siepel, et al. v. Bank of America, Columbia Funds Series Trust, et al., instituted December 28, 2005, U.S. District Court, E.D. Mo.; Luleff v. Bank of America, Columbia Funds Series Trust, William Carmichael, et al., instituted February 22, 2006, U.S. District Court, S.D. NY.) The suits allege various claims including state law claims for breach of fiduciary duty, breach of contract, unjust enrichment and violations of federal securities laws and seek damages and other remedies.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights tables are designed to help you understand how the Portfolio has performed for the past five years or, if shorter, the period of operations. Certain information reflects financial results for a single Portfolio share. The total investment return line indicates how much an investment in the Portfolio would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited to PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the Portfolio's financial statements, is included in the Portfolio's annual report. The Portfolio's financial statements are incorporated by reference into the SAI. Please see the back cover of the prospectus to find out how you can get a copy of the SAI.

COLUMBIA MASTERS INTERNATIONAL
EQUITY PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                           PERIOD ENDED
  CLASS A SHARES                                           03/31/06(A)
  Net asset value, beginning of period                        $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss(b)                                     --(c)(h)
  Net realized gain on investments                             0.26
  Total from investment operations                             0.26
  Net asset value, end of period                              $10.26
  Total return(d)(e)(i)                                       2.60%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Expenses(f)                                              0.25%(g)(h)
  Net of investment loss(f)                                 (0.25)%(g)
  Waiver/reimbursement                                      13.23%(g)
  Portfolio turnover rate                                       --
  Net assets, end of period (000's)                           $5,846

(a) Class A shares were initially offered on February 15, 2006. Per share data and total return reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Rounds to less than $0.01.
(d) Total return at net asset value assuming an initial sales charge or contingent deferred sales charge.
(e) If the Fund's investment adviser and/or any of its affiliates had not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) The benefits derived from custody credits had an impact of less than 0.01%.
(g) Annualized.
(h) Portfolio expenses do not include expenses of the Underlying Funds.
(i) Not annualized.

COLUMBIA MASTERS INTERNATIONAL
EQUITY PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                           PERIOD ENDED
  CLASS B SHARES                                           03/31/06(A)
  Net asset value, beginning of period                        $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss(b)                                    (0.01)(g)
  Net realized gain on investments                             0.27
  Total from investment operations                             0.26
  Net asset value, end of period                              $10.26
  Total return(c)(d)(h)                                       2.60%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Expenses(e)                                              1.00%(f)(g)
  Net of investment loss(e)                                 (1.00)%(f)
  Waiver/reimbursement                                      13.23%(f)
  Portfolio turnover rate                                       --
  Net assets, end of period (000's)                           $1,176

(a) Class B shares were initially offered on February 15, 2006. Per share data and total return reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value.
(d) If the Fund's investment adviser and/or any of its affiliates had not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) The benefits derived from custody credits had an impact of less than 0.01%.
(f) Annualized.
(g) Portfolio expenses do not include expenses of the Underlying Funds.
(h) Not annualized.

COLUMBIA MASTERS INTERNATIONAL
EQUITY PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                           PERIOD ENDED
  CLASS C SHARES                                           03/31/06(A)
  Net asset value, beginning of period                        $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investments loss(b)                                   (0.01)(g)
  Net unrealized gain on investments                           0.26
  Total from investment operations                             0.25
  Net asset value, end of period                              $10.25
  Total return(c)(d)(h)                                       2.50%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Expenses(e)                                              1.00%(f)(g)
  Net investment loss(e)                                    (1.00)%(f)
  Waiver/reimbursement                                      13.23%(f)
  Portfolio turnover rate                                       --
  Net assets, end of period (000's)                           $3,140

(a) Class C shares were initially offered on February 15, 2006. Per share data and total return reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming no contingent deferred sales charge.
(d) If the Fund's Investment Adviser and/or any of its affiliates had not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) The benefits derived from custody credits had an impact of less than 0.01%.
(f) Annualized.
(g) Portfolio expenses do not include expenses of the Underlying Funds.
(h) Not annualized.

COLUMBIA MASTERS INTERNATIONAL
EQUITY PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                           PERIOD ENDED
  CLASS R SHARES                                           03/31/06(A)
  Net asset value, beginning of period                        $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investments loss(b)                                   (0.01)(g)
  Net unrealized gain on investments                           0.27
  Total from investment operations                             0.26
  Net asset value, end of period                              $10.26
  Total return(c)(d)(h)                                       2.60%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Expenses(e)                                              0.50%(f)(g)
  Net investment loss(e)                                    (0.50)%(f)
  Waiver/reimbursement                                      13.23%(f)
  Portfolio turnover rate                                       --
  Net assets, end of period (000's)                            $10

(a) Class R shares were initially offered on February 15, 2006. Per share data and total return reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value.
(d) If the Fund's Investment Adviser and/or any of its affiliates had not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) The benefits derived from custody credits had an impact of less than 0.01%.
(f) Annualized.
(g) Portfolio expenses do not include expenses of the Underlying Funds.
(h) Not annualized.

Hypothetical investment and expense information

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Portfolio, including investment advisory fees and other Portfolio costs, on the Portfolio's returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in each class of the Portfolio assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the Portfolio, which are the same as those stated in the Annual Portfolio Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables shown below reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charges, if any, which may be payable on redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

COLUMBIA MASTERS INTERNATIONAL EQUITY PORTFOLIO -- CLASS A SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              5.75%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              1.16%               -2.13%              $9,786.92        $686.43
       2           10.25%              1.16%                1.63%             $10,162.74        $115.71
       3           15.76%              1.56%                5.12%             $10,512.34        $161.27
       4           21.55%              1.56%                8.74%             $10,873.96        $166.81
       5           27.63%              1.56%               12.48%             $11,248.02        $172.55
       6           34.01%              1.56%               16.35%             $11,634.96        $178.49
       7           40.71%              1.56%               20.35%             $12,035.20        $184.63
       8           47.75%              1.56%               24.49%             $12,449.21        $190.98
       9           55.13%              1.56%               28.77%             $12,877.46        $197.55
      10           62.89%              1.56%               33.20%             $13,320.45        $204.34
  TOTAL GAIN AFTER FEES &
    EXPENSES                                                                   $3,320.45
  TOTAL ANNUAL FEES & EXPENSES                                                                $2,258.75

COLUMBIA MASTERS INTERNATIONAL EQUITY PORTFOLIO -- CLASS B SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              1.91%                3.09%             $10,309.00        $193.95
       2           10.25%              1.91%                6.28%             $10,627.55        $199.94
       3           15.76%              2.31%                9.13%             $10,913.43        $248.80
       4           21.55%              2.31%               12.07%             $11,207.00        $255.49
       5           27.63%              2.31%               15.08%             $11,508.47        $262.36
       6           34.01%              2.31%               18.18%             $11,818.05        $269.42
       7           40.71%              2.31%               21.36%             $12,135.95        $276.67
       8           47.75%              2.31%               24.62%             $12,462.41        $284.11
       9           55.13%              1.56%               28.91%             $12,891.12        $197.76
      10           62.89%              1.56%               33.35%             $13,334.57        $204.56
  TOTAL GAIN AFTER FEES &
    EXPENSES                                                                   $3,334.57
  TOTAL ANNUAL FEES & EXPENSES                                                                $2,393.07

COLUMBIA MASTERS INTERNATIONAL EQUITY PORTFOLIO -- CLASS C SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              1.91%                3.09%             $10,309.00        $193.95
       2           10.25%              1.91%                6.28%             $10,627.55        $199.94
       3           15.76%              2.31%                9.13%             $10,913.43        $248.80
       4           21.55%              2.31%               12.07%             $11,207.00        $255.49
       5           27.63%              2.31%               15.08%             $11,508.47        $262.36
       6           34.01%              2.31%               18.18%             $11,818.05        $269.42
       7           40.71%              2.31%               21.36%             $12,135.95        $276.67
       8           47.75%              2.31%               24.62%             $12,462.41        $284.11
       9           55.13%              2.31%               27.98%             $12,797.65        $291.75
      10           62.89%              2.31%               31.42%             $13,141.90        $299.60
  TOTAL GAIN AFTER FEES &
    EXPENSES                                                                   $3,141.90
  TOTAL ANNUAL FEES & EXPENSES                                                                $2,582.10

COLUMBIA MASTERS INTERNATIONAL EQUITY PORTFOLIO -- CLASS R SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              1.41%                3.59%             $10,359.00        $143.53
       2           10.25%              1.41%                7.31%             $10,730.89        $148.68
       3           15.76%              1.81%               10.73%             $11,073.20        $197.33
       4           21.55%              1.81%               14.26%             $11,426.44        $203.62
       5           27.63%              1.81%               17.91%             $11,790.94        $210.12
       6           34.01%              1.81%               21.67%             $12,167.07        $216.82
       7           40.71%              1.81%               25.55%             $12,555.20        $223.74
       8           47.75%              1.81%               29.56%             $12,955.71        $230.87
       9           55.13%              1.81%               33.69%             $13,369.00        $238.24
      10           62.89%              1.81%               37.95%             $13,795.47        $245.84
  TOTAL GAIN AFTER FEES &
    EXPENSES                                                                   $3,795.47
  TOTAL ANNUAL FEES & EXPENSES                                                                $2,058.79

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO COLUMBIA FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------

Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of the Fund's assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 under the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

BOND -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

CITIGROUP ALL BB&B-RATED HIGH YIELD MARKET INDEX -- an unmanaged index that measures the performance of below investment-grade debt securities rated "BB" or "B" by Standard & Poor's Corporation and issued by corporations domiciled in the U.S. or Canada. All bonds in the index are publicly placed, have fixed coupons and are non-convertible. It is unavailable for investment and does not reflect fees, brokerage commissions and other expenses of investing.

COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CROSSING NETWORKS -- an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB HIGH YIELD INDEX -- an unmanaged trader-priced portfolio constructed to mirror the investable universe of the dollar-denominated high yield debt market. Issues must be publicly registered in the U.S. or issued under Rule 144A with registration rights. The index includes below investment grade, cash pay, zero-coupon, stepped-rate and pay-in-kind bonds with at least one year remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DEPOSITARY RECEIPTS -- evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVERSIFIED -- A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

DURATION -- a measure used to estimate how much a Fund's net asset value will fluctuate in response to a change in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The securities issued by the FHLMC are guaranteed as to timely payment of interest and the ultimate collection of principal only by the FHLMC and are not insured or guaranteed by the U.S. government.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. FNMA is a congressionally chartered company, although neither its common stock nor the securities it issues are insured or guaranteed by the U.S. government. The securities issued by FNMA are guaranteed as to timely payment of both principal and interest only by FNMA.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from two, or in some circumstances one, nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

FORWARD FOREIGN CURRENCY CONTRACTS -- a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUNDAMENTAL ANALYSIS -- a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- a government-owned corporation that is considered an agency of the U.S. government. It guarantees, with the full faith and credit of the U.S. government, full and timely payment of all principal and interest on its mortgage-backed securities.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

HIGH YIELD DEBT SECURITY -- a debt security (also known as a "junk" bond) that, at the time of purchase, is either rated by an NRSRO to be below investment-grade (e.g., rated "BB" or lower by S&P) or is unrated but believed by a Fund's portfolio manager(s) or portfolio management team to be of comparable quality.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

LEHMAN BROTHERS U.S. AGGREGATE INDEX -- an unmanaged index made up of U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities and asset-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. AGGREGATE 1-3 YEARS INDEX -- an unmanaged index that measures yield, price and total return for government, Treasury, agency, corporate, mortgage and Yankee bonds with 1-3 years in average life. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. HIGH YIELD INDEX -- an unmanaged index that measures yield, price and total return for corporate and non-corporate fixed rate, non-investment grade debt. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MERRILL LYNCH ALL CONVERTIBLES ALL QUALITIES INDEX -- an unmanaged index that measures the performance of all U.S. dollar-denominated convertible securities of issuers not currently in bankruptcy. Securities in the index have total market values greater than $50 million at issuance. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MERRILL LYNCH 1-3 YEAR MUNICIPAL INDEX -- an unmanaged index that tracks the performance of investment grade U.S. tax exempt bonds with remaining terms to final maturities of at least one year and less than three years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MERRILL LYNCH 1-3 YEAR TREASURY INDEX -- an unmanaged index of short-term U.S. Treasury bonds with maturities of one to three years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MONEY MARKET INSTRUMENT -- a high quality, short-term debt security that pays interest based on a fixed, variable or floating rate and is considered to mature in 13 months or less. Money market instruments include, but are not limited to, U.S. Treasury obligations, U.S. government obligations, certificates of deposit and time deposits, bankers' acceptances, commercial paper, corporate bonds, extendible commercial notes, asset backed securities, funding agreements, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MORTGAGE DOLLAR ROLLS -- transactions in which a Fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase those or similar securities at a mutually agreed-upon future date and lower price. The difference between the sale price and the repurchase price is known as the "drop."

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

OVER-THE-COUNTER MARKET -- a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange. PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

PRE-REFUNDED BOND -- a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

PRICE-TO-EARNINGS RATIO (P/E RATIO) -- the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

PRIVATE PLACEMENT -- a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

QUANTITATIVE ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

REAL ESTATE INVESTMENT TRUST (REIT) -- a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests. A REIT is a tax-advantaged entity with a special election under the Internal Revenue Code whose assets are composed primarily of such investments.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

RIGHT -- a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

S&P 500(1) INDEX -- an unmanaged index of 500 widely held common stocks. The S&P 500 covers 80% of the U.S. market and encompasses more than 100 different industry groups. It is not available for investment and does not reflect fees, brokerage commissions to other expenses of investing.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SENIOR SECURITY -- a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SHORT-SELLING -- the practice of borrowing a security (or commodity futures contract) from a broker and selling it, with the understanding that it must later be repurchased and returned to the broker. Short-selling (or "selling short") is a technique used by investors who try to profit from the falling price of a stock.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

ZERO-COUPON BOND -- a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

(1)"Standard & Poor's", "S&P", "S&P 500", "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser. The Portfolios are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.



60
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

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

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

COLUMBIA MANAGEMENT.




Where to find more information

You'll find more information about the Portfolio in the following document:


STATEMENT OF ADDITIONAL INFORMATION

The SAI contains additional information about the Portfolio and its policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

You can obtain a free copy of this document, request other information about the Portfolio and make shareholder inquires by contacting Columbia Funds:

By telephone:
1.800.345.6611

By mail:
COLUMBIA FUNDS
C/O COLUMBIA FUNDS SERVICES
P.O. BOX 8081
BOSTON, MA 02266-8081

On the Internet:
WWW.COLUMBIAFUNDS.COM

Information about the Portfolio can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Information about the Portfolio is available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.








SEC file number:811-09645
Columbia Funds Series Trust

INT-36/111391-0606

--------------------------------------------------------------------------------


                              COLUMBIA MANAGEMENT.

                                Columbia Masters
                               Heritage Portfolio

                     Prospectus -- Class A, B, and C Shares
                                 August 1, 2006



THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED
OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


NOT FDIC-INSURED
NOT BANK ISSUED
NO BANK GUARANTEE
MAY LOSE VALUE


--------------------------------------------------------------------------------

AN OVERVIEW OF THE PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE COLUMBIA FUNDS FAMILY (COLUMBIA FUNDS OR COLUMBIA FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 47.

YOUR INVESTMENT IN THE PORTFOLIO IS NOT A BANK DEPOSIT OR OTHER OBLIGATION OF, OR ISSUED OR ENDORSED OR GUARANTEED BY, BANK OF AMERICA, N.A. (BANK OF AMERICA) OR ANY OF ITS AFFILIATES. YOUR INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION
(FDIC) OR ANY OTHER GOVERNMENT AGENCY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE PORTFOLIO AND MAY BE COMPENSATED OR INCENTED IN CONNECTION WITH THE SALE OF THE PORTFOLIO.

YOUR INVESTMENT IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL INVESTED. YOUR INVESTMENT MAY LOSE MONEY.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about Columbia Masters Heritage Portfolio. Please read it carefully because it contains information that is designed to help you make informed investment decisions.

Unlike traditional mutual funds, which invest in individual securities, the Portfolio invests in a mix of Columbia Funds using an asset allocation approach. These kinds of mutual funds are sometimes called "funds of funds."

ABOUT ASSET ALLOCATION

Asset allocation is the process of creating a portfolio by investing in different asset classes -- for example, domestic equity securities, foreign equity securities and fixed income securities -- in varying proportions.

The mix of asset classes and how much is invested in each may be the most important factor in how the Portfolio performs and the amount of risk involved. Each asset class, and market segments within a class, like large-, mid- and small-capitalization stocks, have different return and risk characteristics, and react in different ways to changes in the economy. An investment approach that combines asset classes and market segments may help to reduce overall volatility of an asset allocation fund.

ABOUT THE PORTFOLIO

The Portfolio has its own asset allocation strategy, which gives it distinctive risk/return characteristics. The Portfolio is not designed to provide comprehensive asset allocation. The performance of the Portfolio depends on many factors, including its allocation strategy and the performance of the Underlying Funds it invests in. In general, the more the Portfolio allocates to Underlying Funds that invest in equity securities, the greater the potential return and the greater the risk of a decline in share price. The more the Portfolio allocates to Underlying Funds that invest in fixed income securities, the greater the potential for price stability and the lower the potential for return. There's always a risk that you'll lose money or that you may not earn as much as you expect.

Columbia Masters Heritage Portfolio seeks capital appreciation by allocating its assets in a fixed percentage to Underlying Funds which invest primarily in U.S. and, to a lesser extent, foreign equity securities and U.S. and foreign fixed income securities. Equity securities have the potential to provide higher returns than many other kinds of investments, but they also tend to have the highest risk. Fixed income securities have the potential to increase in value, because, when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of fixed income securities.

IS THE COLUMBIA MASTERS HERITAGE PORTFOLIO RIGHT FOR YOU?

When you're choosing a Portfolio to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

Columbia Masters Heritage Portfolio may be suitable for you if:

  - you have longer-term investment goals

  - it is part of a balanced portfolio

It may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with equity and fixed income securities

  - you have short-term investment goals

  - you're looking for a regular stream of income

You'll find a discussion of the Portfolio's investment objective, principal investment strategies and risks in the Portfolio description that starts on page 5.

FOR MORE INFORMATION

If you have any questions about the Portfolio, please call us at 1.800.345.6611 or contact your investment professional.

You'll find more information about the Portfolio in the Statement of Additional Information (SAI). The SAI includes more detailed information about the Portfolio's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

AT BOARD MEETINGS SCHEDULED FOR MID-AUGUST 2006, THE BOARD OF TRUSTEES OF COLUMBIA FUNDS SERIES TRUST WILL BE ASKED TO TAKE VARIOUS ACTIONS TO ENABLE ONE OF THE PORTFOLIO'S UNDERLYING FUNDS, COLUMBIA MARSICO 21ST CENTURY FUND, TO OPERATE AS A STAND-ALONE FUND. THIS PROSPECTUS DESCRIBES THIS FUND AS A FEEDER FUND THAT INVESTS ALL OF ITS ASSETS IN A CORRESPONDING MASTER PORTFOLIO THAT, IN TURN, INVESTS IN INDIVIDUAL PORTFOLIO SECURITIES. IF THE BOARD DECIDES TO TAKE THESE ACTIONS, THE FUND WILL INVEST DIRECTLY IN INDIVIDUAL PORTFOLIO SECURITIES RATHER THAN IN A CORRESPONDING MASTER PORTFOLIO.

SPECIFICALLY, THE BOARD WILL BE ASKED TO ADOPT/APPROVE AN ADVISORY AGREEMENT WITH THE ADVISER, AND A SUB-ADVISORY AGREEMENT WITH THE SUB-ADVISER FOR THIS FUND, ON THE SAME TERMS AS THOSE FOR THE MASTER PORTFOLIO, AS WELL AS A SINGLE INTEGRATED ADMINISTRATION AGREEMENT COMBINING THE FUND-LEVEL ADMINISTRATIVE DUTIES AND FEES WITH THOSE AT THE CORRESPONDING MASTER PORTFOLIO-LEVEL. THESE ACTIONS WILL NOT RESULT IN ANY CHANGE IN TOTAL FEES OR THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES AS THEY ARE DESCRIBED IN THIS PROSPECTUS. NOR WILL THEY RESULT IN A CHANGE IN THE PRINCIPAL RISKS OF INVESTING IN THE FUND, EXCEPT THAT THE RISKS OF INVESTING IN A MASTER-FEEDER STRUCTURE, DISCLOSED IN THE FUND'S PROSPECTUS, WILL NO LONGER APPLY. THERE WILL BE NO TRANSACTION OR OTHER COSTS CHARGED TO FUND SHAREHOLDERS AND NO FEDERAL INCOME TAX CONSEQUENCES AS A RESULT OF THE ACTIONS.

SHAREHOLDER APPROVAL IS NOT REQUIRED TO IMPLEMENT THESE ACTIONS AND, ACCORDINGLY, WILL NOT BE REQUESTED. THIS PROSPECTUS WILL BE SUPPLEMENTED BY THE END OF AUGUST IF THE ACTIONS ARE NOT APPROVED BY THE BOARD OR ARE NOT IMPLEMENTED AS DESCRIBED.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Portfolio
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

COLUMBIA MANAGEMENT ADVISORS, LLC (THE ADVISER) IS THE INVESTMENT ADVISER TO THE PORTFOLIO. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH PORTFOLIO.




 YOU'LL FIND MORE ABOUT THE ADVISER STARTING ON PAGE 14.

--------------------------------------------------------------------------------


COLUMBIA MASTERS HERITAGE PORTFOLIO                              5
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     11
------------------------------------------------------------------
HOW THE PORTFOLIO IS MANAGED                                    14

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Choosing a share class                                        16
     About Class A shares                                       17
        Front-end sales charge                                  17
        Contingent deferred sales charge                        18
     About Class B shares                                       19
        Contingent deferred sales charge                        19
     About Class C shares                                       20
        Contingent deferred sales charge                        20
     When you might not have to pay a sales charge              21
  Buying, selling and exchanging shares                         26
     How orders are processed                                   31
  How selling and servicing agents are paid                     36
  Distributions and taxes                                       39
  Legal matters                                                 41
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            42
------------------------------------------------------------------
HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION                 45
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   47
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

COLUMBIA MASTERS HERITAGE PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE UNDERLYING FUNDS

YOU'LL FIND MORE INFORMATION ABOUT THE UNDERLYING FUNDS IN WHICH THE PORTFOLIO INVESTS, INCLUDING THEIR OBJECTIVES AND STRATEGIES, IN ABOUT THE UNDERLYING FUNDS AND IN THE SAI.

THE UNDERLYING FUNDS ARE EXPECTED TO REMAIN CONSTANT, HOWEVER, THE ADVISER HAS THE AUTHORITY TO ADD OR REMOVE UNDERLYING FUNDS IN WHICH THE PORTFOLIO INVESTS (INCLUDING FUNDS INTRODUCED AFTER THE DATE OF THIS PROSPECTUS) AT ANY TIME, AT ITS DISCRETION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks capital appreciation.

(COMPASS GRAPHIC)  INVESTMENT STRATEGIES
                   The Portfolio's assets are invested in Class Z shares of a combination of
                   Columbia Funds (Underlying Funds) on a fixed percentage basis. These Underlying
                   Funds, in turn, invest primarily in U.S., and, to a lesser extent, foreign equity securities and U.S. and foreign fixed income securities.

The Portfolio makes equal allocations of its assets to the following three Underlying Funds:

  - 33 1/3% in Columbia Strategic Investor Fund, which seeks long-term growth of capital by using a "value" approach to invest primarily in common stocks. Using this approach, Columbia Strategic Investor Fund:

     - invests primarily in companies that the Adviser believes are undervalued relative to their intrinsic worth or prior history. Columbia Strategic Investor Fund devotes more attention to the growth and earnings of companies than is normally associated with a fund using a strict value approach

     - may invest in companies of any size and may also invest a significant percentage of its assets in small- and mid-cap sized companies. Columbia Strategic Investor Fund may also invest in securities convertible into or exercisable for stock (including preferred stock, warrants and debentures), certain options and financial futures contracts (derivatives)

     - may also invest up to 33% of its assets in foreign securities, including American Depositary Receipts

  - 33 1/3% in Columbia Marsico 21st Century Fund, which seeks long term growth of capital by investing in Columbia Marsico 21st Century Master Portfolio. The Columbia Marsico 21st Century Master Portfolio invests:

     - in equity securities of companies of any capitalization size and will generally hold a core position of between 35 and 50 common stocks

     - without limit in foreign securities

  - 33 1/3% in Columbia Strategic Income Fund, which seeks current income with prudent risk. The Fund also seeks maximum total return and invests in:

     - debt securities issued by the U.S. government, including mortgage-backed securities issued by U.S. government agencies; the Fund may also participate in mortgage dollar rolls

     - debt securities issued by foreign governments and foreign companies, including securities issued in emerging market countries

     - lower-rated corporate debt securities

REBALANCING


The investment results of the Underlying Funds will vary. The portfolio manager monitors the percentage allocations to the Underlying Funds and is responsible for rebalancing the Portfolio's allocations to the Underlying Funds to ensure that the actual allocations do not exceed plus or minus 3% of the pre-determined fixed allocation percentages.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Masters Heritage Portfolio has the following principal risks:


--------------------------------------------------------------------------------

YOU'LL FIND DETAILED INFORMATION ABOUT EACH UNDERLYING FUND'S INVESTMENT STRATEGIES AND RISKS IN ITS PROSPECTUS AND IN ITS SAI. PLEASE CALL US AT
1.800.345.6611 FOR COPIES.




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THE PORTFOLIO IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


      - INVESTMENT STRATEGY RISK -- The Adviser uses an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns they expect, or that the Portfolio will fall in value. There is also the risk that the Underlying Funds the Portfolio invests in will not produce the returns the Adviser expects, or will fall in value. The Portfolio is not designed to provide comprehensive asset allocation.

      - STOCK MARKET RISK -- The Portfolio allocates assets to Underlying Funds that invest in stocks. The value of the stocks an Underlying Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - SMALL COMPANY RISK -- The Portfolio allocates assets to Underlying Funds that may invest in smaller companies. Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains, but also carry more risk.

      - FOREIGN INVESTMENT RISK -- The Portfolio allocates assets to Underlying Funds that invest in foreign securities. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments. Underlying Funds that invest in securities of companies in emerging markets have high growth potential, but can be more volatile than securities in more developed markets.

      - CONVERTIBLE SECURITIES RISK -- The Portfolio allocates assets to Underlying Funds that invest in convertible securities. The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the Underlying Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the Underlying Fund's ability to meet its objective.

      - INTEREST RATE RISK -- The Portfolio allocates assets to Underlying Funds that may invest in fixed income securities. The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer maturities tend to fall more in value when interest rates rise than fixed income securities with shorter maturities.

      - CREDIT RISK -- An Underlying Fund that invests in fixed income securities could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Fixed income securities with the lowest investment grade rating or that aren't investment grade are more speculative in nature than securities with higher ratings, and they tend to be more sensitive to credit risk, particularly during a downturn in the economy.

      - INVESTING IN COLUMBIA MARSICO 21ST CENTURY MASTER PORTFOLIO -- The Portfolio invests in Columbia Marsico 21st Century Fund, which in turn invests in Columbia Marsico 21st Century Master Portfolio. Other mutual funds and eligible investors can buy shares in Columbia Marsico 21st Century Master Portfolio. All investors in Columbia Marsico 21st Century Master Portfolio invest under the same terms and conditions as Columbia Marsico 21st Century Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than Columbia Marsico 21st Century Fund because different feeder funds typically have varying sales charges and ongoing administrative and other expenses.

        Columbia Marsico 21st Century Fund could withdraw its entire investment from the Master Portfolio if it believes it is in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, Columbia Marsico 21st Century Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. Columbia Marsico 21st Century Fund might also have to pay brokerage, tax or other charges.

      - VALUE STOCKS -- The Portfolio allocates assets to Underlying Funds that invest in stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the Adviser's opinion, undervalued. If the Adviser's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the Adviser has placed on it.

      - MID-CAP COMPANY RISK -- The Portfolio allocates assets to Underlying Funds that invest in securities issued by mid-cap companies that may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

      - EMERGING MARKETS RISK -- The Portfolio allocates assets to Underlying Funds that invest in emerging markets. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

      - DERIVATIVES RISK -- The Portfolio allocates assets to Underlying Funds that invest in stock futures and option contracts, which are traditional types of derivatives. A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Losses (or gains) involving derivatives can sometimes be substantial. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that generally can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risk. The Underlying Funds will not use derivatives for speculative purposes or as leveraged investments that may magnify gains or losses.

      - STRUCTURE RISK -- The Portfolio allocates assets to Underlying Funds that invest in asset-backed and mortgage-backed securities. Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

      - REINVESTMENT RISK -- The Portfolio allocates assets to Underlying Funds that invest in debt securities. Reinvestment risk is the risk that income from the Underlying Fund's debt securities will decline if and when the Underlying Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund's portfolio.

      - LOWER-RATED DEBT SECURITIES -- The Portfolio allocates assets to Underlying Funds that invest in lower-rated debt securities, commonly referred to as "junk bonds," that involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         Because the Portfolio has not been in operation for a full calendar year, no performance information is included in the prospectus.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM THE PORTFOLIO'S ASSETS AND FROM THE ASSETS OF THE UNDERLYING COLUMBIA FUNDS THE PORTFOLIO INVESTS IN.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF PORTFOLIO DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE PORTFOLIO'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE PORTFOLIO
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Additional hypothetical fee and expense information relating to Class A, B and C shares can be found in the section HYPOTHETICAL
                   INVESTMENT AND EXPENSE INFORMATION.

         SHAREHOLDER FEES                            Class A      Class B      Class C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          5.75%         N/A          N/A



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                     1.00%(1)     5.00% (2)    1.00% (3)



         ANNUAL PORTFOLIO OPERATING EXPENSES
         (Expenses that are deducted from the Portfolio's assets)



         Management fees                              0.00%        0.00%        0.00%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%
                                                       -------      -------      -------



         Other expenses(4,5)                          0.32%        0.32%        0.32%



         Total annual Portfolio operating expenses    0.57%        1.32%        1.32%
                                                       =======      =======      =======



         Fee waivers and/or reimbursements(6)        (0.32)%      (0.32)%      (0.32)%



         Expense ratio of Underlying Funds(7)         0.92%        0.92%        0.92%






         Gross expense ratio including expenses of
           Underlying Funds                           1.49%        2.24%        2.24%



         Net expense ratio including expenses of
         Underlying Funds(8)                          1.17%        1.92%        1.92%

      (1)This charge applies to investors who buy $1 million or more of Class A shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)Other expenses are based on estimates for the current year, and have been restated to reflect contractual changes to the fees paid by the Portfolio for transfer agency services effective April 1, 2006.

      (5)The Portfolio's investment adviser has contractually agreed to bear the Portfolio's expenses so that the other operating expenses (excluding any management fees, distribution and service fees, interest, fees on borrowings, and extraordinary expenses and expenses associated with the Portfolio's investment in other investment companies) do not exceed 0.00% annually through February 15, 2008.

      (6)The Portfolio's investment adviser has agreed to waive fees and/or reimburse expenses until February 15, 2008. The figure shown here is the amount of expected reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after February 15, 2008.

      (7)The figures contained in the table are based on amounts incurred during the Underlying Fund's most recent fiscal year.

      (8)Includes the fees and expenses incurred by the Portfolio directly and indirectly from the Underlying Funds in which the Portfolio invests. The ratios shown above are based on the fixed allocation.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

        - Class B shares convert to Class A shares after you've owned them for eight years

        - you reinvest all distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

        - the Portfolio's indirect expenses remain at the amount shown above

        - the Portfolio's waivers and/or reimbursements shown above expire February 15, 2008 and are not reflected in the third year of the 3 years example

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  1 YEAR   3 YEARS
         CLASS A SHARES                                            $687     $958



         CLASS B SHARES                                            $695     $937



         CLASS C SHARES                                            $295     $637

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                                  1 YEAR   3 YEARS
         CLASS B SHARES                                            $195     $637



         CLASS C SHARES                                            $195     $637

--------------------------------------------------------------------------------

YOU'LL FIND SPECIFIC INFORMATION ABOUT THE PORTFOLIO'S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS IN THE DESCRIPTION STARTING ON PAGE 5.

--------------------------------------------------------------------------------

Other important information
(LINE GRAPH GRAPHIC)

The following are some other risks and information you should consider before you invest:

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies the Portfolio or the Underlying Funds can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Portfolio and the Underlying Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The Adviser can also choose not to invest in specific securities described in this prospectus and in the SAI.

      - INVESTMENT IN COLUMBIA MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Portfolio and the Underlying Funds may invest their assets in the Columbia Money Market Funds. The Adviser and its affiliates are entitled to receive fees from the Columbia Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Portfolio or the Underlying Funds for services provided directly.

      - FOREIGN INVESTMENT RISK -- The Underlying Funds may invest in foreign securities and may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulties selling some investments, which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If an Underlying Fund invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to foreign investments.

      - INVESTING DEFENSIVELY -- The Portfolio may temporarily hold up to 100% of its assets in the Columbia Money Market Funds to try to protect it during a market or economic downturn or because of political or other conditions. The Portfolio may not achieve its investment objective while it is investing defensively.

      - SECURITIES LENDING PROGRAM -- An Underlying Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned. It is possible that some of the approved broker-dealers or other financial institutions involved in the loans may be affiliates of Bank of America.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to the Portfolio and the Underlying Funds, including investment advisory, sub-advisory, distribution, administration, shareholder servicing, transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Portfolio and the Underlying Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Columbia Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Columbia Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Portfolio's SAI and on the Columbia Funds' website. In addition, a complete list of the Portfolio's portfolio holdings for each calendar month will be available on the Columbia Funds website at www.columbiafunds.com under Fund Portfolio Data, 30 calendar days following each month-end and will remain posted on the website for three months.

      - INVESTMENT IN AFFILIATED FUNDS -- The Adviser has the authority to select Underlying Funds. The Adviser or one of its affiliates is the investment adviser to each of the Underlying Funds. The Adviser may be subject to a conflict of interest in selecting Underlying Funds because the fees paid to it or its affiliates are higher than the fees paid to other Underlying Funds. However, as a fiduciary to each Portfolio, the Adviser has a duty to act in the best interest of the Portfolio in selecting Underlying Funds.

      - PORTFOLIO TURNOVER -- A Portfolio or Underlying Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxable to individual shareholders at higher rates than long-term capital gains for federal income tax purposes. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Portfolio's returns.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        The Portfolio may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If the Portfolio becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of the Portfolio's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

How the Portfolio is managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER (COLUMBIA MANAGEMENT ADVISORS, LLC) AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 100 mutual fund portfolios in the Columbia Funds Family, including the Portfolio described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities and money market instruments. The Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions.

Columbia Management currently has approximately $312 billion in assets under management, which consists of assets under the discretionary management of both the Adviser and Columbia Wanger Asset Management, L.P.

Vikram Kuriyan, head of the Adviser's Quantitative Strategies Group, is the portfolio manager responsible for making the day-to-day investment decisions for the Portfolio. Dr. Kuriyan is responsible for monitoring the percentage allocations to the Underlying Funds and rebalancing the Portfolio's allocations to the Underlying Funds to ensure that the actual allocations do not exceed plus or minus 3% of the pre-determined fixed allocation percentages. Dr. Kuriyan's professional biography is provided in the table below. The SAI provides additional information about the compensation of the portfolio manager, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

                       LENGTH OF SERVICE            BUSINESS EXPERIENCE
  PORTFOLIO MANAGER    WITH THE PORTFOLIO           DURING THE PAST FIVE YEARS
  VIKRAM KURIYAN       SINCE FEBRUARY 2006          COLUMBIA MANAGEMENT --
                       (SINCE INCEPTION)            PORTFOLIO MANAGER SINCE 2000

The Adviser does not receive advisory fees directly for the services it provides to the Portfolio. However, the Adviser and its affiliates may receive fees indirectly for the services they provide to the Underlying Funds.

Columbia Marsico 21st Century Fund does not have its own investment adviser because it is a feeder fund that invests in Columbia Marsico 21st Century Master Portfolio.

The Adviser is the investment adviser to the Columbia Marsico 21st Century Master Portfolio. Columbia Funds and the Adviser have engaged Marsico Capital Management, LLC, an indirect wholly-owned subsidiary of Bank of America Corporation, as investment sub-adviser to the Columbia Marsico 21st Century Master Portfolio.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with the Adviser is available in the SAI.

The investment adviser and sub-advisers of each of the Underlying Funds are set forth below:

  UNDERLYING FUND             INVESTMENT ADVISER            SUB-ADVISERS
  COLUMBIA STRATEGIC          COLUMBIA MANAGEMENT           N/A
  INVESTOR FUND               ADVISORS, LLC
  COLUMBIA MARSICO 21ST       COLUMBIA MANAGEMENT           MARSICO CAPITAL MANAGEMENT,
  CENTURY MASTER PORTFOLIO    ADVISORS, LLC                 LLC
  COLUMBIA STRATEGIC INCOME   COLUMBIA MANAGEMENT           N/A
  FUND                        ADVISORS, LLC


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02111-2621

--------------------------------------------------------------------------------


OTHER SERVICE PROVIDERS

The Portfolio is distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer and an indirect, wholly-owned subsidiary of Bank of America Corporation. The Distributor may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------


Columbia Management Advisors, LLC is the administrator of the Portfolio (Administrator), and is responsible for overseeing the administrative operations of the Portfolio. The Administrator may receive fees for the administrative services it provides to the Portfolio.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc. is the transfer agent for the Portfolio's shares (Transfer Agent), and is an indirect, wholly-owned subsidiary of Bank of America Corporation. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Choosing a share class

(CHOOSING A SHARE CLASS GRAPHIC)

--------------------------------------------------------------------------------

WE'VE USED THE TERM INVESTMENT PROFESSIONAL TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING SHARES OF THE PORTFOLIO. SELLING AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.




 FOR MORE INFORMATION ABOUT HOW TO CHOOSE A SHARE CLASS, CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL US AT 1.800.345.6611.




 BEFORE YOU INVEST, PLEASE NOTE THAT OVER TIME, DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES WILL INCREASE THE COST OF YOUR INVESTMENT, AND MAY COST YOU MORE THAN ANY SALES CHARGES YOU MAY PAY. FOR MORE INFORMATION, SEE HOW SELLING AND SERVICING AGENTS ARE PAID.

--------------------------------------------------------------------------------


Before you can invest in the Portfolio, you'll need to choose a share class. There are three classes of shares of the Portfolio offered by this prospectus. Each class has its own sales charges and fees. In certain circumstances, these sales charges and fees may be reduced or waived, as described below and in the SAI. The table below compares the charges and fees and other features of the share classes.

                                CLASS A             CLASS B             CLASS C
                                 SHARES              SHARES              SHARES
  MAXIMUM AMOUNT YOU CAN
  BUY                           NO LIMIT         UP TO $50,000      UP TO $1 MILLION



  MAXIMUM FRONT-END SALES
  CHARGE                         5.75%                NONE                NONE



  MAXIMUM DEFERRED SALES
  CHARGE                        1.00%(1)            5.00%(2)            1.00%(3)



  MAXIMUM ANNUAL                               0.75% DISTRIBUTION  0.75% DISTRIBUTION
  DISTRIBUTION AND         0.25% DISTRIBUTION   (12B-1) FEE AND     (12B-1) FEE AND
  SHAREHOLDER SERVICING     (12B-1)/SERVICE          0.25%               0.25%
  FEES                            FEE             SERVICE FEE         SERVICE FEE



  CONVERSION FEATURE              NONE                YES                 NONE

(1)This charge applies to investors who buy $1 million or more of Class A shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(2)This charge decreases over time. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(3)This charge applies to investors who buy Class C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge, if any.

The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies, and when you're required to pay the charge. You should think about these things carefully before you invest.

Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Portfolio will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

Class A shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Portfolio, unless you qualify for a waiver or reduction of the sales charge. However, Class A shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Class B and Class C shares. This means that Class A shares can be expected to pay relatively higher distributions per share.

Class B shares have limits on how much you can invest. When you buy Class B or Class C shares, the full amount is invested in the Portfolio. However, you may pay a CDSC when you sell your shares. Over time, Class B and Class C shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Class A shares. Although the full amount of your purchase is invested in the Portfolio, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Class B and Class C Shares. You should also consider the conversion feature for Class B shares, which is described in ABOUT CLASS B SHARES.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY THE PORTFOLIO EVERY BUSINESS DAY.
--------------------------------------------------------------------------------



(ABOUT CLASS A     ABOUT CLASS A SHARES
  SHARES GRAPHIC)

      There is no limit to the amount you can invest in Class A shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. Shares you purchase with reinvested distributions are not subject to a sales charge. To determine the sales charge you pay on additional investments in Class A shares, we will add the amount of your additional investment to the current value of your account and base the sales charge on that total amount.

      FRONT-END SALES CHARGE



      You'll pay a front-end sales charge when you buy Class A shares, unless:

        - you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- FRONT END SALES CHARGES

        - you received shares from reinvested distributions

      The sales charge you'll pay depends on the amount you're investing -- generally, the larger the investment, the smaller the percentage sales charge.

                                                      SALES CHARGE(1)    AMOUNT RETAINED
                                    SALES CHARGE(1)    AS A % OF THE    BY SELLING AGENTS
                                     AS A % OF THE      NET AMOUNT        AS A % OF THE
         AMOUNT YOU BOUGHT          OFFERING PRICE       INVESTED        OFFERING PRICE
         $0 - $49,999                    5.75%             6.10%              5.00%



         $50,000 - $99,999               4.50%             4.71%              3.75%



         $100,000 - $249,999             3.50%             3.63%              2.75%



         $250,000 - $499,999             2.50%             2.56%              2.00%



         $500,000 - $999,999             2.00%             2.04%              1.75%



         $1,000,000 OR MORE              0.00%             0.00%              1.00%(2)




      (1)The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge in the table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and of your net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

      (2)1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25% on amounts over $50,000,000. The Distributor pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within twelve months from the time they were bought. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      CONTINGENT DEFERRED SALES CHARGE



      Class A shares bought without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1% CDSC if the shares are sold within 12 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million (but less than $50 million) are subject to a CDSC if redeemed within 12 months of the date of purchase. The 12 months begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee based program.

      You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

--------------------------------------------------------------------------------

CLASS B SHARES ARE NOT INTENDED FOR PURCHASE OF $50,000 OR MORE. YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR ENSURING THAT YOUR INVESTMENT IN CLASS B SHARES DOES NOT REACH THE $50,000 MAXIMUM, AND COLUMBIA FUNDS CANNOT ENSURE THAT IT WILL IDENTIFY PURCHASE ORDERS THAT WOULD CAUSE YOUR INVESTMENT IN CLASS B SHARES TO REACH THE MAXIMUM ALLOWED AMOUNT.

--------------------------------------------------------------------------------



(About Class B     ABOUT CLASS B SHARES
  Shares GRAPHIC)

      Purchases up to $50,000 are allowed in Class B shares assuming the combined value of the customer's total assets in the Columbia Funds does not reach $50,000. Purchases in Class B shares that bring the combined value of a customer's total assets to $50,000 or above will be rejected. A customer's total assets may include accounts for immediate family members. Group Plan accounts are valued at the plan level.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC when you sell your Class B shares, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- CONTINGENT DEFERRED SALES CHARGES

      The CDSC you pay depends on how long you held your shares.

         IF YOU SELL YOUR SHARES                                        YOU'LL PAY
         DURING THE FOLLOWING YEAR:                                     A CDSC OF:
         -------------------------------------------------------------------------
         THE FIRST YEAR YOU OWN THEM                                       5.0%



         THE SECOND YEAR YOU OWN THEM                                      4.0%



         THE THIRD YEAR YOU OWN THEM                                       3.0%



         THE FOURTH YEAR YOU OWN THEM                                      3.0%



         THE FIFTH YEAR YOU OWN THEM                                       2.0%



         THE SIXTH YEAR YOU OWN THEM                                       1.0%



         AFTER SIX YEARS OF OWNING THEM                                    NONE

      Certain investments in Class B shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Portfolio will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

      Your selling agent receives compensation when you buy Class B shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      ABOUT THE CONVERSION FEATURE



      Class B shares convert automatically to Class A shares after you've owned them for eight years.

      The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase total returns.

      Here's how the conversion works:

        - Shares are converted on or about the 15th day of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

        - You'll receive the same dollar value of Class A shares as the Class B shares that were converted. No sales charge or other charges apply.

        - Class B shares that you received from an exchange of Class B shares of another Columbia Fund will convert based on the day you bought the original shares.

        - Conversions are free from federal income tax.


(About Class C     ABOUT CLASS C SHARES
  shares GRAPHIC)

      There is a $1 million limit to the amount you can purchase in Class C shares. You don't pay a sales charge when you buy Class C shares, but you may pay a CDSC when you sell them. Purchases of $1 million or more will be rejected.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC of 1.00% when you sell Class C shares within one year of buying them, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- CONTINGENT DEFERRED SALES CHARGES

      Certain investments in Class C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Portfolio will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

      Your selling agent receives compensation when you buy Class C shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

--------------------------------------------------------------------------------

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF SALES CHARGES.

YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR NOTIFYING COLUMBIA FUNDS THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE BUYING OR SELLING SHARES.

WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

FOR PURPOSES OF OBTAINING A BREAKPOINT DISCOUNT, MEMBERS OF YOUR "IMMEDIATE FAMILY" INCLUDE YOUR SPOUSE, PARENT, STEP-PARENT, LEGAL GUARDIAN, CHILD, STEP-CHILD, FATHER-IN-LAW AND MOTHER-IN-LAW.

--------------------------------------------------------------------------------


WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE

You may be eligible for a waived or reduced front-end sales charge (often referred to as a "breakpoint discount"), or CDSC. Restrictions may apply to certain accounts and certain transactions. Information about these reductions and waivers is provided below and may also be discussed in the SAI, which is available at www.columbiafunds.com. Please contact your investment professional or contact Columbia Funds at 1.800.345.6611 to determine whether you qualify for a reduction or waiver of these charges.

The types of accounts that may be aggregated to obtain one of the breakpoint discounts described below include individual accounts, joint accounts, certain IRA accounts, certain trusts and UTMA/UGMA accounts. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own shares of Columbia Funds.

The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Columbia Funds Family. To obtain a breakpoint, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Portfolio is not responsible for a financial advisor's failure to apply the eligible discount to your account. You may be asked by the Portfolio or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Portfolio's Transfer Agent, you will need to provide the foregoing information to a Transfer Agent representative at the time you purchase shares.

      FRONT-END SALES CHARGES



      (Class A shares)

      There are two ways you can lower the front-end sales charge you pay on Class A shares:

        - RIGHTS OF ACCUMULATION
        The value of eligible accounts (regardless of class) maintained by you and each member of your immediate family may be combined with the value of your current purchase to reach a sales charge discount level (according to the chart of Class A sales charges, above) and to obtain the lower sales charge for your current purchase. To calculate the combined value of the accounts, the Portfolio will use the shares' current public offering price.

        - STATEMENT OF INTENT
        You also may pay a lower sales charge when purchasing Class A shares by signing a letter of intent. By doing so, you would be able to pay the lower sales charge on all purchases made under the letter of intent within 13 months. As described in the chart in the section ABOUT CLASS A SHARES -- FRONT-END SALES CHARGE, the first breakpoint discount will be applied when total purchases reach $50,000. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. To calculate the total value of your Statement of Intent purchases, the Portfolio will use the historic cost (i.e. dollars invested) of the shares held in each eligible account. You must retain all records necessary to substantiate historic costs because the Portfolio and your financial intermediary may not maintain this information.

         - WHAT ACCOUNTS ARE ELIGIBLE FOR BREAKPOINT DISCOUNTS?
          The types of eligible accounts that may be aggregated to obtain one or both of the breakpoint discounts described above include:

           - individual accounts

           - joint accounts

           - certain IRA accounts

           - certain trusts

           - UTMA/UGMA accounts

            For the purposes of obtaining a breakpoint discount, members of your "immediate family" include your spouse, parent, step parent, legal guardian, child, step child, father in-law and mother in-law. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own Columbia Fund shares. The value of your investment in certain Money Market Funds held in an eligible account may be aggregated with your investments in other funds in the Columbia Funds family of funds to obtain a breakpoint discount through a Right of Accumulation. Certain Money Market Funds may also be included in the aggregation for a Statement of Intent for shares that have been charged a commission for purposes of obtaining a breakpoint discount.

         - HOW DO I OBTAIN A BREAKPOINT DISCOUNT?
          The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Columbia Funds family of funds. To obtain any of the above breakpoint discounts, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Portfolio is not responsible for a financial advisor's failure to apply the eligible discount to your account. You may be asked by the Portfolio or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Portfolio's Transfer Agent, you will need to provide the foregoing information to a Transfer Agent representative at the time you purchase shares.

         - HOW CAN I OBTAIN MORE INFORMATION ABOUT BREAKPOINT DISCOUNTS?
          Certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. Restrictions may apply to certain accounts and certain transactions. Further information regarding these discounts may be found in the Portfolio's SAI and at www.columbiafunds.com.

      The following investors can buy Class A shares without paying a front-end sales charge:

        - full-time employees and retired employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

        - banks, trust companies and thrift institutions, acting as fiduciaries

        - individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the Portfolio within 90 days of the date of distribution

        - Columbia Funds' Trustees, Directors and employees of its investment sub-advisers

        - registered broker/dealer firms that have entered into a Columbia Funds dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only

        - registered personnel and employees of these broker/dealers and their family members may buy Class A shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

        - employees or partners of any service provider to the Portfolio

        - investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

        - shareholders of certain Funds that reorganized into the Columbia Funds who were entitled to buy shares at net asset value

      The following plans can buy Class A shares without paying a front-end sales charge:

        - pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the Internal Revenue Code

        - employee benefit plans created according to Section 403(b) of the Internal Revenue Code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the Internal Revenue Code. To qualify for the waiver, the plan must:

            - have at least $500,000 invested in Class A shares of Columbia
              Funds (except Money Market Funds), or

            - sign a letter of intent to buy at least $500,000 of Class A shares of Columbia Funds (except Money Market Funds), or

            - be an employer-sponsored plan with at least 100 eligible participants, or

            - be a participant in an alliance program that has signed an agreement with the Portfolio or a selling agent

        - certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

      You can also buy Class A shares without paying a sales charge if you buy the shares within 365 days of selling Class A, Class B or Class C shares of the same Portfolio. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. The Transfer Agent, Distributor or their agents must receive your written request within 365 days after you sell your shares.

      CONTINGENT DEFERRED SALES CHARGES
      (Class A, Class B and Class C shares)

      You won't pay a CDSC in the following circumstances:

      DEATH:  CDSCs may be waived on redemptions following the death of:

        - the sole shareholder on an individual account

        - a joint tenant where the surviving joint tenant is the deceased's spouse

        - the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfer to Minors Act (UTMA) or other custodial account.

      If the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

      AUTOMATIC WITHDRAWAL PLAN (AWP): CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual AWP established with the Transfer Agent, to the extent that the redemptions do not exceed, on an annual basis, 12% of the account's value at the time that the AWP is established. Otherwise a CDSC will be charged on AWP redemptions until this requirement is met; this requirement does not apply if the AWP is set up at the time the account is established, and distributions are being reinvested.

      DISABILITY: CDSCs may be waived on redemptions after the sole shareholder on an individual account or a joint tenant on a joint tenant spousal account becomes disabled (as defined by Section 72(m)(7) of the Internal Revenue Code). To be eligible for such a waiver:

        - the disability must arise after the purchase of shares,

        - the disabled shareholder must have been under the age of 65 at the time of the initial determination of disability and

        - a letter from a physician must be signed under penalty of perjury stating the nature of the disability.

      If the account is transferred to a new registration and then shares are redeemed, the applicable CDSC will be charged.

      DEATH OF A TRUSTEE: CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where:

        - the grantor of the trust is the sole trustee and the sole life beneficiary,

        - death occurs following the purchase and

        - the trust document provides for the dissolution of the trust upon the trustee's death.

      If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

      RETURNS OF EXCESS CONTRIBUTIONS: CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the Financial Services Firm
      (FSF) agrees to return the applicable portion of any commission paid by the Distributor.

      QUALIFIED RETIREMENT PLANS: CDSCs may be waived on shares sold by employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must be a participant in an alliance program that has signed an agreement with Columbia Funds or the Distributor.

      RETURN OF COMMISSION: CDSCs may be waived on shares sold by intermediaries that are part of the Columbia Funds selling group where the intermediary has entered into an agreement with Columbia Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

      NON-US INVESTORS: CDSCs may be waived on shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-US investors.

      IRS SECTION 401 AND 457: CDSCs may be waived on shares sold by certain pension, profit-sharing or other employee benefit plans established under
      Section 401 or 457 of the tax code.

      MEDICAL PAYMENTS: CDSCs may be waived on shares redeemed for medical payments that exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

      SHARES LIQUIDATED BY TRANSFER AGENT: CDSCs may be waived for shares sold under the Distributor's right to liquidate a shareholder's account, including but not limited to, instances where the aggregate net asset value of Class A, Class B or Class C shares held in the account is less than the minimum account size.

      PLANS OF REORGANIZATION: At the Portfolio's discretion, CDSCs may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party.

      CDSCs may be waived on the sale of Class C shares sold by a non-profit organization qualified under Section 501(c)(3) of the tax code in connection with the BANC OF AMERICA CAPITAL MANAGEMENT CHARITABLE GIVING PROGRAM.

Buying, selling and exchanging shares
(Buying, selling and exchanging shares GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


You can invest in the Portfolio through your selling agent.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The table starting on page 29 summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in CHOOSING A SHARE CLASS.

The Portfolio also offers other classes of shares, with different features and expense levels, which you may be eligible to buy. Specifically, the Portfolio offers Class Z shares which have lower expense levels and limited service features and are only available to certain eligible investors that meet specific criteria, such as investing through an eligible financial institution intermediary. Please contact your investment professional, or call us at
800.345.6611 if you have any questions or you need help placing an order.

Certain financial institutions and intermediaries that offer Class Z shares may in certain circumstances determine that a shareholder invested in Class A, Class B or Class C shares is eligible for Class Z shares and will have their shares automatically converted to Class Z shares. No sales charges or other charges will apply to such a conversion, however, an investor should contact their financial institution or intermediary to learn the details of any such policy and also should talk to their tax adviser about the tax consequences of any such automatic conversion.

Federal law requires the Portfolio to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Portfolio may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Portfolio is unable to verify your identity after your account is open, the Portfolio reserves the right to close your account or take other steps as deemed reasonable. The Portfolio shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of the Portfolio's long-term shareholders may be adversely affected by certain short-term trading activity by Portfolio shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Portfolio shares held by long-term shareholders and have other adverse effects on the Portfolio. This type of excessive short-term trading activity is referred to herein as "market timing." The Portfolio is not intended as a vehicle for market timing. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Portfolio to implement their market timing strategies. Columbia Funds' Board has adopted policies and procedures with respect to market timing activity as discussed below.

Market timing may negatively impact long-term performance of the Portfolio by requiring it to maintain a larger percentage of assets in cash or to liquidate portfolio holdings at a disadvantageous time. Market timing could increase the Portfolio's expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, and large asset fluctuations that could diminish the Portfolio's ability to provide the maximum investment return to all participants. Certain Portfolios or Funds may be more susceptible to these negative effects of market timing. For example, Funds that invest principally in foreign securities may be more susceptible to arbitrage opportunities resulting from mispricing due to time zone differences among international financial markets. Market timers seek potential price differentials that may occur with securities that trade in a different time zone. Funds that invest principally in small- and mid-capitalization securities may be more susceptible to arbitrage opportunities due to the less liquid nature of smaller company securities. Fair value pricing may reduce these arbitrage opportunities.

Columbia Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if Columbia Funds detects that a shareholder has conducted two "round trips" (as defined below) in a Portfolio or Fund (other than a Columbia Money Market Fund, Columbia Short Term Bond Fund or Columbia Short Term Municipal Bond Fund) that are deemed material by Columbia Funds in any 28-day period, Columbia Funds will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a Columbia Money Market Fund, Columbia Short Term Bond Fund or Columbia Short Term Municipal Bond Fund). In addition, if Columbia Funds determines that any person, group or account has engaged in any type of market timing activity (independent of the two round trip limit) Columbia Funds may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund. In any event, Columbia Funds also retains the right to reject any order to buy or exchange shares as discussed in the section BUYING, SELLING AND EXCHANGING SHARES - HOW ORDERS ARE PROCESSED and also retains the right to modify these market timing policies at any time without prior notice to shareholders.

The rights of shareholders to redeem shares of the Portfolio are not affected by any of these limits. For these purposes, a "round trip" is a purchase by any means into a Portfolio or Fund followed by a redemption, of any amount, by any means out of the same Portfolio or Fund. Under this definition, an exchange into a Portfolio or Fund followed by an exchange out of the same Portfolio or Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Systematic Investment Plan, Automatic Withdrawal Plan, Automatic Exchange Feature or similar automated plans generally are not subject to the two round trip limit. The two round trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Columbia Funds. However, there can be no assurance that these policies and procedures, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. Columbia Funds typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Columbia Funds practices discussed above. Consequently, there is the risk that Columbia Funds may not be able to do anything in response to market timing that occurs in a Portfolio or Fund which may result in certain shareholders being able to market time a Portfolio or Fund while the shareholders in that Fund bear the burden of such activities.

Columbia Funds seeks to act in a manner that it believes is consistent with the best interests of Portfolio shareholders in making any judgments regarding market timing. Neither Columbia Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or transfers.

                   Ways to buy, sell
                      or exchange        How much you can buy, sell or exchange              Other things to know
                  -------------------    ---------------------------------------    ---------------------------------------
Buying shares     In a lump sum          MINIMUM INITIAL INVESTMENT:                There is no limit to the amount you can
                                         - $1,000 for regular accounts              invest in Class A shares. You can
                                         - $25 for traditional and Roth IRAs,       invest up to $50,000 in Class B shares.
                                         and Coverdell Education Savings            Class C share purchases are limited to
                                           Accounts                                 $1 million.
                                         - no minimum for certain fee-based
                                           accounts and certain retirement plan
                                           accounts
                                         MINIMUM ADDITIONAL INVESTMENT:
                                         - $25 for traditional and Roth IRAs,
                                         and Coverdell Education Savings
                                           Accounts
                                         - $50 for all other accounts

                  Using our              minimum initial investment:                You can buy shares any day of the month
                  Systematic             - $50                                      on a monthly, quarterly or semi-annual
                  Investment Plan        minimum additional investment:             schedule.
                                         - $50

Selling shares    In a lump sum          - shares sold by check via the             The Portfolio will generally send
                                         telephone or through the internet are      proceeds from the sale to you within
                                           limited to an aggregate of $100,000      seven days (usually on the next
                                           in a 30-day period if you qualify for    business day after your request is
                                           telephone or internet orders             received in "good form"). However, if
                                         - other restrictions may apply to          you purchased your shares by check, the
                                           withdrawals from retirement plan         Portfolio may delay sending the
                                           accounts                                 proceeds from the sale of your shares
                                                                                    for up to 10 days after your purchase
                                                                                    to protect against checks that are
                                                                                    returned.

                  Using our Automatic    - no minimum per withdrawal                Your account balance must be at least
                  Withdrawal Plan        - $5,000 requirement waived for certain    $5,000 to set up the plan. You can make
                                         fee based accounts                         withdrawals any day of the month on a
                                                                                    monthly, quarterly or semi-annual
                                                                                    basis. We'll send your money by check
                                                                                    or deposit it directly to your bank
                                                                                    account. No CDSC is deducted if you
                                                                                    withdraw 12% or less of the value of
                                                                                    your shares in a given class in a year.

Exchanging        In a lump sum          - new account minimums apply to            You can generally exchange your Class
  shares                                   exchanges                                A, Class B and Class C shares for Class
                                                                                    A, Class B and Class C shares,
                                                                                    respectively, of any other Portfolio or
                                                                                    Fund distributed by the Distributor.
                                                                                    Some exceptions apply.
                                                                                    You generally won't pay a front-end
                                                                                    sales charge or CDSC on the shares
                                                                                    you're exchanging. An exchange
                                                                                    generally will incur a sales charge if
                                                                                    the original purchase was not assessed
                                                                                    a sales charge. Redemption fees may
                                                                                    apply.

                  Using our Automatic    - minimum $100 per exchange                You can make exchanges any day of the
                  Exchange Feature                                                  month.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on a Portfolio's net asset value per share. We calculate net asset value per share for each class of the Portfolio at the end of each business day. The net asset value per share of the Portfolio is based on the net asset value per share of the Underlying Columbia Funds the Portfolio invests in.

We calculate the net asset value for each class of the Portfolio by determining the value of the Portfolio's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN AN UNDERLYING FUND

The value of an Underlying Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in an Underlying Fund. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. For example, securities which may be subject to fair valuation include, but are not limited to: (1) restricted securities for which a pricing service is unable to provide a market price; (2) securities whose trading has been formally suspended; (3) debt securities that have gone into default and for which there is no current market quotation; and (4) a security whose market price is not available from a pre-established pricing service. In addition, an Underlying Fund may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which an Underlying Fund's share price is calculated. Foreign exchanges typically close before the time as of which an Underlying Fund's share prices are calculated, and may be closed altogether on some days an Underlying Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Underlying Fund shares. However, when an Underlying Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Columbia Funds has retained an independent fair value pricing service to assist in the fair valuation process for Underlying Funds that primarily invest in international equity securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by an Underlying Fund could change on days when Underlying Fund shares cannot be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders to buy, sell or exchange shares may be delivered to the Transfer Agent by telephone, in writing or through the internet. For more information on account and trading restrictions and special sign-up procedures for internet transactions, please call us at 1.800.345.6611. The Transfer Agent has procedures in place to authenticate electronic instructions. You will be asked to accept the terms of an online agreement and utilize a password for internet services.

Orders received in good order by the Portfolio, Distributor, Transfer Agent or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. We will not be liable for following telephone instructions that we reasonably believe are genuine.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY THE PORTFOLIO EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Class A shares at the offering price per share. You buy Class B and Class C shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we reserve the right to cancel your order. We'll return any payment received for orders that have been cancelled.

        - Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Portfolio. We don't issue certificates.

      MINIMUM INITIAL INVESTMENT



      The minimum initial amount you can buy is usually $1,000.

      If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

        - $50 using our Systematic Investment Plan

        - $25 for traditional and Roth IRAs, and Coverdell Education Savings Accounts

        - There is no minimum for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts, other managed accounts and certain retirement plans

      MINIMUM ADDITIONAL INVESTMENT



      You can make additional purchases of $50, or $25 for traditional and Roth IRAs, and Coverdell Education Savings Accounts.

SYSTEMATIC INVESTMENT PLAN
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Portfolio. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - You can buy shares any day of the month on a monthly, quarterly or semi-annual basis.

  - Some exceptions may apply to employees of Bank of America and its affiliates. For details, please contact your investment professional.

--------------------------------------------------------------------------------

"GOOD FORM" MEANS THAT THE MONEY USED TO PURCHASE YOUR SHARES IS FULLY COLLECTED. WHEN SELLING SHARES BY LETTER OF INSTRUCTION, "GOOD FORM" ALSO MEANS
(I) YOUR LETTER HAS COMPLETE INSTRUCTIONS, THE PROPER SIGNATURES AND MEDALLION SIGNATURE GUARANTEES AND (II) ANY OTHER REQUIRED DOCUMENTS ARE ATTACHED. FOR ADDITIONAL DOCUMENTS REQUIRED FOR SALES BY CORPORATIONS, AGENTS, FIDUCIARIES, SURVIVING JOINT OWNERS AND OTHER LEGAL ENTITIES PLEASE CALL 1.800.345.6611. NO INTEREST WILL BE PAID ON UNCASHED REDEMPTION CHECKS.




 FOR MORE INFORMATION
 ABOUT TELEPHONE ORDERS,
 SEE HOW ORDERS ARE
 PROCESSED.

--------------------------------------------------------------------------------



(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - We'll deduct any CDSC from the amount you're selling and send you the balance.

        - If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after the Portfolio, Distributor, Transfer Agent or their agents receive your order in good form. Your selling agent is responsible for depositing the sale proceeds to your account on time.

        - For shares sold by Fedwire there is generally a $500 minimum transaction amount and a fee of $7.50. The receiving bank may charge additional fees.

        - If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Portfolio receives your order in good form.

        - You can sell up to an aggregate of $100,000 of shares by check via the telephone or through the internet in a 30-day period if you qualify for telephone or internet orders.

        - If you paid for your shares by check, we'll hold the sale proceeds when you sell those shares for at least 10 days after the trade date of the purchase.

        - If you hold any shares in certificate form, you will not be able to sell those shares until you have returned the certificates to the Transfer Agent.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), or your account may be subject to an annual fee of $10. The Transfer Agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty.

        - if your selling agent tells us to sell your shares under arrangements made between the selling agent and you.

        - under certain other circumstances allowed under the 1940 Act.

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw funds any day of the month on a monthly, quarterly or semi-annual basis. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - Your account balance must be at least $5,000 to set up the plan. Certain fee based accounts are not subject to the $5,000 requirement.

  - If you set up the plan after you've opened your account, your signature must be Medallion Guaranteed.

  - You won't pay a CDSC on Class A, Class B or Class C shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

  - We'll send you a check or deposit the money directly to your bank account.

  - You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Portfolio is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE PORTFOLIO OR FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------



(EXCHANGING SHARES       EXCHANGING SHARES
  GRAPHIC)

      You can generally sell shares of the Portfolio to buy shares of another Portfolio or Fund distributed by the Distributor. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - The rules for buying shares of a Portfolio or Fund, including any minimum investment requirements, apply to exchanges into that Portfolio or Fund.

        - You may only make exchanges into a Portfolio or Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Portfolio or Fund that is accepting investments.

        - A sales charge may apply when exchanging from a Money Market Fund to a Fund with a front-end sales charge.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until the Transfer Agent has received the certificate and deposited the shares to your account.

      You may exchange your shares for shares of the same share class (and in some cases, certain other classes) of another Fund distributed by the Distributor, at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original Fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or loss for tax purposes. The Fund may terminate your exchange privilege if the Adviser determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See SHORT TERM TRADING ACTIVITY AND MARKET TIMING. To exchange by telephone, call 1.800.345.6611. Please have your account and taxpayer identification numbers available when calling.

      EXCHANGING CLASS A SHARES



      You can generally exchange Class A shares of the Portfolio for Class A shares of any other Portfolio or Fund distributed by the Distributor. Some exceptions apply.

      Here are some rules for exchanging Class A shares:

        - You won't pay a front-end sales charge on the shares of the Portfolio or Fund you're exchanging (unless your initial purchase of Class A shares was of a Columbia Money Market Fund).

        - You won't pay a CDSC, if applicable, on the shares you're exchanging. Any CDSC will be deducted later on when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until when you sold the shares you received from the exchange.

      EXCHANGING CLASS B SHARES



      You can generally exchange Class B shares of the Portfolio for Class B shares of any other Portfolio or Fund distributed by the Distributor. Some exceptions apply.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

      EXCHANGING CLASS C SHARES



      You can generally exchange Class C shares of the Portfolio for Class C shares of any other Portfolio or Fund distributed by the Distributor. Some exceptions apply.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted later on when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

AUTOMATIC EXCHANGE FEATURE
The Automatic Exchange Feature lets you exchange $100 or more of Class A, Class B or Class C shares any day of the month. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to the Transfer Agent in writing or call 1.800.345.6611.

  - If you set up your plan to exchange more than $100,000 you must have your signature Medallion Guaranteed.
  - You can choose to have us transfer your money on any day of the month.
  - The rules for making exchanges apply to automatic exchanges.

How selling and servicing agents are paid
(PERCENT GRAPHIC)

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

--------------------------------------------------------------------------------


Your selling and servicing agents usually receive compensation based on your investment in the Portfolio. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

COMMISSIONS


CLASS A SHARES

Your selling and/or servicing agent may receive an up-front commission from the Distributor when you buy Class A shares of a Portfolio, in accordance with the following table:

                                                               COMMISSION
                                                             (AS A % OF THE
                                                             NET ASSET VALUE
AMOUNT PURCHASED                                               PER SHARE)
----------------                                             ---------------
$1 million to less than $3 million........................        1.00%
$3 million to less than $50 million.......................        0.50%
$50 million or more.......................................        0.25%

For group retirement plans, financial advisors are eligible to receive a 1.00% commission from the Distributor on purchases, including those in amounts less than $1 million, that are coded as commission eligible trades.

Purchase amounts are aggregated among all Columbia Funds for purposes of the above table.

CLASS A, CLASS B AND CLASS C SHARES

Your selling agent may receive an up-front commission (reallowance) when you buy shares of the Portfolio. The amount of this commission depends on which share class you choose:

  - up to 5.00% of the offering price per share of Class A shares. The commission is paid from the sales charge we deduct when you buy your shares

  - up to 4.00% of the net asset value per share of Class B shares. The commission is not deducted from your purchase -- we pay your selling agent directly

  - up to 1.00% of the net asset value per share of Class C shares. The commission is not deducted from your purchase -- we pay your selling agent directly

If you buy Class B or Class C shares you will be subject to higher distribution (12b-1) and shareholder servicing fees and may be subject to a CDSC when you sell your shares.

--------------------------------------------------------------------------------

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 UNDER THE 1940 ACT.

YOUR SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------


DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES

The Distributor and selling and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

The amount of the fee depends on the class of shares you own:

                                 MAXIMUM ANNUAL DISTRIBUTION (12B-1)
                                    AND SHAREHOLDER SERVICING FEES
                             (AS AN ANNUAL % OF AVERAGE DAILY NET ASSETS)
  CLASS A SHARES     0.25% COMBINED DISTRIBUTION (12B-1) AND SHAREHOLDER
                     SERVICING FEE



  CLASS B SHARES     0.75% DISTRIBUTION (12B-1) FEE, 0.25% SHAREHOLDER SERVICING
                     FEE



  CLASS C SHARES     0.75% DISTRIBUTION (12B-1) FEE, 0.25% SHAREHOLDER SERVICING
                     FEE

Fees are calculated daily and paid to the Distributor periodically. Because these fees are paid out of the Portfolio's assets on an ongoing basis, they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

The Portfolio pays these fees to the Distributor and/or to eligible selling and servicing agents and financial institutions, including the Adviser or other affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION -- FINANCIAL INTERMEDIARY PAYMENTS

In addition, the Distributor or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor or one of its affiliates. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by the Distributor attributable to that financial intermediary, gross sales of the mutual funds distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the support payments to any one financial intermediary are generally expected to be between 0.02% and 0.10% (between 0.03% and 0.12% in the case of the Columbia Money Market Funds) on an annual basis for payments based on average net assets of a Columbia Fund attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of a Columbia Fund (other than the Columbia Money Market Funds) attributable to the financial intermediary. The Distributor or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in a Columbia Fund.
Payments may also be made to certain financial intermediaries, including other Bank of America affiliates, that provide investor services to retirement plans and other investment programs to compensate financial intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.30% of the total Columbia Fund assets in the program on an annual basis. The Board has authorized the Funds to reimburse the Transfer Agent for amounts paid to financial intermediaries that maintain assets in omnibus accounts, subject to an annual cap of 0.11% of net assets maintained in such accounts. The amounts in excess of that reimbursed by a Portfolio will be borne by the Distributor or its affiliates.

The Distributor or its affiliates may make other payments or allow promotional incentives to financial intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

Amounts paid by the Distributor or its affiliates are paid out of the Distributor's or its affiliates' own revenue and do not increase the amount paid by you or your Portfolio. You can find further details about the payments made by the Distributor or its affiliates and the services provided by financial intermediaries as well as a list of the financial intermediaries to which the Distributor or its affiliates has agreed to make marketing support payments in the SAI, which can be obtained at www.columbiafunds.com or by calling
1.800.345.6611. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from the Distributor and its affiliates and any services it provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular Portfolio or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.

Distributions and taxes
(DISTRIBUTION AND TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF THE PORTFOLIO -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------

ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, the gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain, if any, to its shareholders. The Portfolio intends to pay out a sufficient amount of its income and capital gain to its shareholders so the Portfolio won't have to pay any federal income tax. When the Portfolio makes this kind of a payment, it's split among all shares and is called a distribution.

The Portfolio normally declares and pays distributions of net investment income quarterly, and distributes any net realized capital gain at least once a year. The Portfolio may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day before the distribution is declared. Shares are eligible to receive net investment income distributions from the trade date and net realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of the Portfolio usually pay different net investment income distribution amounts because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Portfolio unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover or by calling us at 1.800.345.6611. Distributions of $10 or less will automatically be reinvested in additional Portfolio shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the same Portfolio.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Portfolio shares shortly before the Portfolio makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Portfolio that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Portfolio sells those securities and distributes the realized gain. This distribution is also subject to tax. The Portfolio has built up, or has the potential to build up, high levels of unrealized capital gain.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE PORTFOLIO. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING PORTFOLIO SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT YOUR TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of the Portfolio's ordinary income and net realized short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of net realized long-term capital gain, if any, generally are taxable to you as long-term capital gain.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. The Portfolio's long-term capital gain distributed to individual shareholders, if any, generally will qualify for the reduced rate of tax if attributable to the Portfolio's sales and exchanges. Also, if you're an individual Portfolio shareholder, the portion of your distributions attributable to dividends received by the Portfolio from certain U.S. and foreign corporations generally will be taxed at a maximum 15% rate of tax as long as certain holding period requirements are met. Absent further legislation, these reduced rates of tax will expire after December 31, 2010. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Portfolio. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and your federal tax status. Foreign, state and local taxes may also apply to distributions.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is exempt from state and local individual income taxes. Distributions you receive that come from interest the Portfolio earns from U.S. government obligations may not be exempt from these taxes. Please consult your tax adviser about your specific tax situation.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities redemptions and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied as a credit against your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

Your redemptions (including redemptions paid in securities) and exchanges of Portfolio shares usually will result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held such Portfolio shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

Legal matters

On February 9, 2005, the Adviser and Distributor entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, the Adviser and Distributor have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. The Adviser and Distributor are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Columbia Funds Series Trust (formerly known as Nations Funds Trust), its Board of Trustees, Bank of America Corporation and certain of its affiliates, including the Adviser and Distributor (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and other cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Funds Series Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds Series Trust against BAC and others that asserts claims under the federal securities laws and state common law. Columbia Funds Series Trust is a nominal defendant in this action.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of these actions. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Columbia Funds shareholders and/or the Columbia Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for preliminary approval.

Separately, several putative class actions have been filed against Columbia Funds Series Trust, Bank of America Corporation and certain of its affiliates, and others, in various federal courts relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. (George Siepel, et al. v. Bank of America, Columbia Funds Series Trust, et al., instituted December 28, 2005, U.S. District Court, E.D. Mo.; Luleff v. Bank of America, Columbia Funds Series Trust, William Carmichael, et al., instituted February 22, 2006, U.S. District Court, S.D. NY.) The suits allege various claims including state law claims for breach of fiduciary duty, breach of contract, unjust enrichment and violations of federal securities laws and seek damages and other remedies.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights tables are designed to help you understand how the Portfolio has performed for the past five years or, if shorter, the period of operations. Certain information reflects financial results for a single Portfolio share. The total investment return line indicates how much an investment in the Portfolio would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the Portfolio's financial statements, is included in the Portfolio's annual report. The independent registered public accounting firm's report and the Portfolio's financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

COLUMBIA MASTERS HERITAGE PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                  PERIOD ENDED
                                                                   MARCH 31,
 CLASS A SHARES                                                     2006(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income(b)                                           0.03(g)
 Net unrealized gain on investments                                   0.17
                                                                     ------
 Total from investment operations                                     0.20
 LESS DISTRIBUTIONS DECLARED TO
   SHAREHOLDERS:
 From net investment income                                          (0.01)
 NET ASSET VALUE, END OF PERIOD                                      $10.19
 Total return(c)(d)(h)                                               2.01%
 RATIOS TO AVERAGE NET
   ASSETS/SUPPLEMENTAL DATA:
 Expenses(e)                                                      0.25%(f)(g)
 Net investment income(e)                                           2.04%(f)
 Waiver/reimbursement                                               6.51%(f)
 Portfolio turnover rate                                               --
 Net assets, end of period (000's)                                  $13,131

(a) Class A shares were initially offered on February 15, 2006. Per share data and total return reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) If the Fund's investment adviser and/or any of its affiliates had not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) The benefit derived from custody credits had an impact of less than 0.01%.
(f) Annualized.
(g) Portfolio expenses do not include expenses of the Underlying Funds.
(h) Not annualized.

COLUMBIA MASTERS HERITAGE PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                  PERIOD ENDED
                                                                   MARCH 31,
 CLASS B SHARES                                                     2006(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income(b)                                           0.01(h)
 Net unrealized gain on investments                                   0.18
                                                                     ------
 Total from investment operations                                     0.19
 LESS DISTRIBUTIONS DECLARED TO
   SHAREHOLDERS:
 From net investment income                                          --(c)
 NET ASSET VALUE, END OF PERIOD                                      $10.19
 Total return(d)(e)(i)                                               1.91%
 RATIOS TO AVERAGE NET
   ASSETS/SUPPLEMENTAL DATA:
 Expenses(f)                                                      1.00%(g)(h)
 Net investment income(f)                                           0.90%(g)
 Waiver/reimbursement                                               6.51%(g)
 Portfolio turnover rate                                               --
 Net assets, end of period (000's)                                   $4,700

(a) Class B shares were initially offered on February 15, 2006. Per share data and total return reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Rounds to less than $0.01.
(d) Total return at net asset value assuming all distributions reinvested.
(e) If the Fund's investment adviser and/or any of its affiliates had not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) The benefit derived from custody credits had an impact of less than 0.01%.
(g) Annualized.
(h) Portfolio expenses do not include expenses of the Underlying Funds.
(i) Not annualized.

COLUMBIA MASTERS HERITAGE PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                  PERIOD ENDED
                                                                   MARCH 31,
 CLASS C SHARES                                                     2006(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss(b)                                             0.01(h)
 Net unrealized gain on investments                                   0.18
                                                                     ------
 Total from investment operations                                     0.19
 LESS DISTRIBUTIONS DECLARED TO
   SHAREHOLDERS:
 From net investment income                                          --(c)
 NET ASSET VALUE, END OF PERIOD                                      $10.19
 Total return(d)(e)(i)                                               1.91%
 RATIOS TO AVERAGE NET
   ASSETS/SUPPLEMENTAL DATA:
 Expenses(f)                                                      1.00%(g)(h)
 Net investment income(f)                                           0.80%(g)
 Waiver/reimbursement                                               6.51%(g)
 Portfolio turnover rate                                               --
 Net assets, end of period (000's)                                   $2,958

(a) Class C shares were initially offered on February 15, 2006. Per share data and total return reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Rounds to less than $0.01.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) If the Fund's investment adviser and/or any of its affiliates had not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) The benefit derived from custody credits had an impact of less than 0.01%.
(g) Annualized.
(h) Portfolio expenses do not include expenses of the Underlying Funds.
(i) Not annualized.

Hypothetical investment and expense information

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Portfolio, including investment advisory fees and other Portfolio costs, on the Portfolio's returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in each class of the Portfolio assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the Portfolio, which are the same as those stated in the Annual Portfolio Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables shown below reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charges, if any, which may be payable on redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

COLUMBIA MASTERS HERITAGE PORTFOLIO -- CLASS A SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              5.75%                            $10,000.00                             5%
              CUMULATIVE RETURN     ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE          AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO             EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%             1.17%              -2.14%               $9,785.98        $687.38
       2           10.25%             1.17%               1.61%              $10,160.76        $116.69
       3           15.76%             1.49%               5.17%              $10,517.42        $154.05
       4           21.55%             1.49%               8.87%              $10,886.59        $159.46
       5           27.63%             1.49%              12.69%              $11,268.70        $165.06
       6           34.01%             1.49%              16.64%              $11,664.24        $170.85
       7           40.71%             1.49%              20.74%              $12,073.65        $176.85
       8           47.75%             1.49%              24.97%              $12,497.44        $183.05
       9           55.13%             1.49%              29.36%              $12,936.10        $189.48
      10           62.89%             1.49%              33.90%              $13,390.15        $196.13
  TOTAL GAIN AFTER FEES &
    EXPENSES                                                                  $3,390.15
  TOTAL ANNUAL FEES & EXPENSES                                                               $2,199.00

COLUMBIA MASTERS HERITAGE PORTFOLIO -- CLASS B SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%
              CUMULATIVE RETURN     ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE          AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO             EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%             1.92%               3.08%              $10,308.00        $194.96
       2           10.25%             1.92%               6.25%              $10,625.49        $200.96
       3           15.76%             2.24%               9.19%              $10,918.75        $241.30
       4           21.55%             2.24%              12.20%              $11,220.11        $247.96
       5           27.63%             2.24%              15.30%              $11,529.78        $254.80
       6           34.01%             2.24%              18.48%              $11,848.00        $261.83
       7           40.71%             2.24%              21.75%              $12,175.01        $269.06
       8           47.75%             2.24%              25.11%              $12,511.04        $276.48
       9           55.13%             1.49%              29.50%              $12,950.18        $189.69
      10           62.89%             1.49%              34.05%              $13,404.73        $196.34
  TOTAL GAIN AFTER FEES &
    EXPENSES                                                                  $3,404.73
  TOTAL ANNUAL FEES & EXPENSES                                                               $2,333.37

COLUMBIA MASTERS HERITAGE PORTFOLIO -- CLASS C SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%
              CUMULATIVE RETURN     ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE          AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO             EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%             1.92%               3.08%              $10,308.00        $194.96
       2           10.25%             1.92%               6.25%              $10,625.49        $200.96
       3           15.76%             2.24%               9.19%              $10,918.75        $241.30
       4           21.55%             2.24%              12.20%              $11,220.11        $247.96
       5           27.63%             2.24%              15.30%              $11,529.78        $254.80
       6           34.01%             2.24%              18.48%              $11,848.00        $261.83
       7           40.71%             2.24%              21.75%              $12,175.01        $269.06
       8           47.75%             2.24%              25.11%              $12,511.04        $276.48
       9           55.13%             2.24%              28.56%              $12,856.34        $284.11
      10           62.89%             2.24%              32.11%              $13,211.18        $291.96
  TOTAL GAIN AFTER FEES &
    EXPENSES                                                                  $3,211.18
  TOTAL ANNUAL FEES & EXPENSES                                                               $2,523.41

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO COLUMBIA FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------

Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of the Fund's assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 under the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

BOND -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

CITIGROUP ALL BB&B-RATED HIGH YIELD MARKET INDEX -- an unmanaged index that measures the performance of below investment-grade debt securities rated "BB" or "B" by Standard & Poor's Corporation and issued by corporations domiciled in the U.S. or Canada. All bonds in the index are publicly placed, have fixed coupons and are non-convertible. It is unavailable for investment and does not reflect fees, brokerage commissions and other expenses of investing.

COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CROSSING NETWORKS -- an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB HIGH YIELD INDEX -- an unmanaged trader-priced portfolio constructed to mirror the investable universe of the dollar-denominated high yield debt market. Issues must be publicly registered in the U.S. or issued under Rule 144A with registration rights. The index includes below investment grade, cash pay, zero-coupon, stepped-rate and pay-in-kind bonds with at least one year remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DEPOSITARY RECEIPTS -- evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVERSIFIED -- A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

DURATION -- a measure used to estimate how much a Fund's net asset value will fluctuate in response to a change in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The securities issued by the FHLMC are guaranteed as to timely payment of interest and the ultimate collection of principal only by the FHLMC and are not insured or guaranteed by the U.S. government.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. FNMA is a congressionally chartered company, although neither its common stock nor the securities it issues are insured or guaranteed by the U.S. government. The securities issued by FNMA are guaranteed as to timely payment of both principal and interest only by FNMA.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from two, or in some circumstances one, nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

FORWARD FOREIGN CURRENCY CONTRACTS -- a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUNDAMENTAL ANALYSIS -- a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- a government-owned corporation that is considered an agency of the U.S. government. It guarantees, with the full faith and credit of the U.S. government, full and timely payment of all principal and interest on its mortgage-backed securities.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

HIGH YIELD DEBT SECURITY -- a debt security (also known as a "junk" bond) that, at the time of purchase, is either rated by an NRSRO to be below investment-grade (e.g., rated "BB" or lower by S&P) or is unrated but believed by a Fund's portfolio manager(s) or portfolio management team to be of comparable quality.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

LEHMAN BROTHERS U.S. AGGREGATE INDEX -- an unmanaged index made up of U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities and asset-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. AGGREGATE 1-3 YEARS INDEX -- an unmanaged index that measures yield, price and total return for government, Treasury, agency, corporate, mortgage and Yankee bonds with 1-3 years in average life. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. HIGH YIELD INDEX -- an unmanaged index that measures yield, price and total return for corporate and non-corporate fixed rate, non-investment grade debt. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.


MERRILL LYNCH ALL CONVERTIBLES ALL QUALITIES INDEX -- an unmanaged index that measures the performance of all U.S. dollar-denominated convertible securities of issuers not currently in bankruptcy. Securities in the index have total market values greater than $50 million at issuance. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MERRILL LYNCH 1-3 YEAR MUNICIPAL INDEX -- an unmanaged index that tracks the performance of investment grade U.S. tax exempt bonds with remaining terms to final maturities of at least one year and less than three years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MERRILL LYNCH 1-3 YEAR TREASURY INDEX -- an unmanaged index of short-term U.S. Treasury bonds with maturities of one to three years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MONEY MARKET INSTRUMENT -- a high quality, short-term debt security that pays interest based on a fixed, variable or floating rate and is considered to mature in 13 months or less. Money market instruments include, but are not limited to, U.S. Treasury obligations, U.S. government obligations, certificates of deposit and time deposits, bankers' acceptances, commercial paper, corporate bonds, extendible commercial notes, asset backed securities, funding agreements, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MORTGAGE DOLLAR ROLLS -- transactions in which a Fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase those or similar securities at a mutually agreed-upon future date and lower price. The difference between the sale price and the repurchase price is known as the "drop".

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.
OVER-THE-COUNTER MARKET -- a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

PRE-REFUNDED BOND -- a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

PRICE-TO-EARNINGS RATIO (P/E RATIO) -- the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

PRIVATE PLACEMENT -- a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

QUANTITATIVE ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

REAL ESTATE INVESTMENT TRUST (REIT) -- a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests. A REIT is a tax-advantaged entity with a special election under the Internal Revenue Code whose assets are composed primarily of such investments.


REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

RIGHT -- a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

S&P 500(1) INDEX -- an unmanaged index of 500 widely held common stocks. The S&P 500 covers 80% of the U.S. market and encompasses more than 100 different industry groups. It is not available for investment and does not reflect fees, brokerage commissions to other expenses of investing.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SENIOR SECURITY -- a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SHORT-SELLING -- the practice of borrowing a security (or commodity futures contract) from a broker and selling it, with the understanding that it must later be repurchased and returned to the broker. Short-selling (or "selling short") is a technique used by investors who try to profit from the falling price of a stock.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.


U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

ZERO-COUPON BOND -- a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

(1)"Standard & Poor's", "S&P", "S&P 500", "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser. The Portfolios are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

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

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

--------------------------------------------------------------------------------

                              COLUMBIA MANAGEMENT.



Where to find more information

You'll find more information about the Portfolio in the following document:


Statement of Additional Information

The SAI contains additional information about the Portfolio and its policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

You can obtain a free copy of this document, request other information about the Portfolio and make share-holder inquiries by contacting Columbia Funds:

By telephone:
1.800.345.6611

By mail:
COLUMBIA FUNDS
C/O COLUMBIA FUNDS SERVICES
P.O. BOX 8081
BOSTON, MA 02266-8081

On the Internet:
WWW.COLUMBIAFUNDS.COM

Information about the Portfolio can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Information about the Portfolio is available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section,
Washington, D.C. 20549-0102.


SEC file number: 811-09645
Columbia Funds Series Trust

INT-36/111198-0606


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT.




                                     Columbia Masters Global
                                     Equity Portfolio

                                     Prospectus -- Class Z Shares

                                     August 1, 2006




















                                  THE SECURITIES AND EXCHANGE COMMISSION (SEC)
                                  HAS NOT APPROVED OR DISAPPROVED THESE
                                  SECURITIES OR DETERMINED IF THIS PROSPECTUS
                                  IS TRUTHFUL OR COMPLETE.

                                  ANY REPRESENTATION TO THE CONTRARY IS A
                                  CRIMINAL OFFENSE.





     NOT FDIC-INSURED    NOT BANK ISSUED

          NO BANK
         GUARANTEE       MAY LOSE VALUE

AN OVERVIEW OF THE PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE COLUMBIA FUNDS FAMILY (COLUMBIA FUNDS OR COLUMBIA FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 37.

YOUR INVESTMENT IN THE PORTFOLIO IS NOT A BANK DEPOSIT OR OTHER OBLIGATION OF, OR ISSUED OR ENDORSED OR GUARANTEED BY, BANK OF AMERICA, N.A. (BANK OF AMERICA) OR ANY OF ITS AFFILIATES. YOUR INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION
(FDIC) OR ANY OTHER GOVERNMENT AGENCY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE PORTFOLIO AND MAY BE COMPENSATED OR INCENTED IN CONNECTION WITH THE SALE OF THE PORTFOLIO.

YOUR INVESTMENT IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL INVESTED. YOUR INVESTMENT MAY LOSE MONEY.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about Columbia Masters Global Equity Portfolio. Please read it carefully because it contains information that is designed to help you make informed investment decisions.

Unlike traditional mutual funds, which invest in individual securities, the Portfolio invests in a mix of Columbia Funds using an asset allocation approach. These kinds of mutual funds are sometimes called "funds of funds."

ABOUT ASSET ALLOCATION

Asset allocation is the process of creating a portfolio by investing in different asset classes -- for example, domestic equity securities, foreign equity securities and fixed income securities -- in varying proportions.

The mix of asset classes and how much is invested in each may be the most important factor in how the Portfolio performs and the amount of risk involved. Each asset class, and market segments within a class, like large-, mid- and small-capitalization stocks, have different return and risk characteristics, and react in different ways to changes in the economy. An investment approach that combines asset classes and market segments may help to reduce overall volatility of an asset allocation fund.

ABOUT THE PORTFOLIO

The Portfolio has its own asset allocation strategy, which gives it distinctive risk/return characteristics. The Portfolio is not designed to provide comprehensive asset allocation. The performance of the Portfolio depends on many factors, including its allocation strategy and the performance of the Underlying Funds it invests in. In general, the more the Portfolio allocates to Underlying Funds that invest in equity securities, the greater the potential return and the greater the risk of a decline in share price. The more the Portfolio allocates to Underlying Funds that invest in fixed income securities, the greater the potential for price stability and the lower the potential for return.

Columbia Masters Global Equity Portfolio seeks capital appreciation by allocating its assets in a fixed percentage to Underlying Funds which invest primarily in U.S. and foreign equity securities. Equity securities have the potential to provide higher returns than many other kinds of investments, but they also tend to have the highest risk. Foreign securities also involve special risks not associated with investing in the U.S. stock market, which you need to be aware of before you invest. There's always a risk that you'll lose money or that you may not earn as much as you expect.

IS THE COLUMBIA MASTERS GLOBAL EQUITY PORTFOLIO RIGHT FOR YOU?

When you're choosing a Portfolio to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

Columbia Masters Global Equity Portfolio may be suitable for you if:

  - you have longer-term investment goals

  - it is part of a balanced portfolio

It may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with equity and fixed income securities

  - you have short-term investment goals

  - you're looking for a regular stream of income

You'll find a discussion of the Portfolio's investment objective, principal investment strategies and risks in the Portfolio description that starts on page 5.

FOR MORE INFORMATION

If you have any questions about the Portfolio, please call us at 1.800.345.6611 or contact your investment professional.

You'll find more information about the Portfolio in the Statement of Additional Information (SAI). The SAI includes more detailed information about the Portfolio's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

AT BOARD MEETINGS SCHEDULED FOR MID-AUGUST 2006, THE BOARD OF TRUSTEES OF COLUMBIA FUNDS SERIES TRUST WILL BE ASKED TO TAKE VARIOUS ACTIONS TO ENABLE TWO OF THE PORTFOLIO'S UNDERLYING FUNDS (COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND AND COLUMBIA MARSICO 21ST CENTURY FUND) TO OPERATE AS STAND-ALONE FUNDS. THIS PROSPECTUS DESCRIBES THESE FUNDS AS FEEDER FUNDS THAT INVEST ALL OF THEIR ASSETS IN A CORRESPONDING MASTER PORTFOLIO THAT, IN TURN, INVESTS IN INDIVIDUAL PORTFOLIO SECURITIES. IF THE BOARD DECIDES TO TAKE THESE ACTIONS, THE FUNDS WILL INVEST DIRECTLY IN INDIVIDUAL PORTFOLIO SECURITIES RATHER THAN IN CORRESPONDING MASTER PORTFOLIOS.

SPECIFICALLY, THE BOARD WILL BE ASKED TO ADOPT/APPROVE AN ADVISORY AGREEMENT WITH THE ADVISER, AND SUB-ADVISORY AGREEMENTS WITH THE SUB-ADVISERS FOR THESE FUNDS, ON THE SAME TERMS AS THOSE FOR THE MASTER PORTFOLIOS, AS WELL AS A SINGLE INTEGRATED ADMINISTRATION AGREEMENT COMBINING THE FUND-LEVEL ADMINISTRATIVE DUTIES AND FEES WITH THOSE AT THE CORRESPONDING MASTER PORTFOLIO-LEVEL. THESE ACTIONS WILL NOT RESULT IN ANY CHANGE IN TOTAL FEES OR THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES AS THEY ARE DESCRIBED IN THIS PROSPECTUS. NOR WILL THEY RESULT IN A CHANGE IN THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS, EXCEPT THAT THE RISKS OF INVESTING IN A MASTER-FEEDER STRUCTURE, DISCLOSED IN EACH FUND'S PROSPECTUS, WILL NO LONGER APPLY. THERE WILL BE NO TRANSACTION OR OTHER COSTS CHARGED TO FUND SHAREHOLDERS AND NO FEDERAL INCOME TAX CONSEQUENCES AS A RESULT OF THE ACTIONS.

SHAREHOLDER APPROVAL IS NOT REQUIRED TO IMPLEMENT THESE ACTIONS AND, ACCORDINGLY, WILL NOT BE REQUESTED. THIS PROSPECTUS WILL BE SUPPLEMENTED BY THE END OF AUGUST IF THE ACTIONS ARE NOT APPROVED BY THE BOARD OR ARE NOT IMPLEMENTED AS DESCRIBED.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Portfolio
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

COLUMBIA MANAGEMENT ADVISORS, LLC (THE ADVISER) IS THE INVESTMENT ADVISER TO THE PORTFOLIO. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH PORTFOLIO.




 YOU'LL FIND MORE ABOUT THE ADVISER STARTING ON PAGE 14.

--------------------------------------------------------------------------------


COLUMBIA MASTERS GLOBAL EQUITY PORTFOLIO                         5
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     11
------------------------------------------------------------------
HOW THE PORTFOLIO IS MANAGED                                    14

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                         16
     How orders are processed                                   21
     Redemption fees                                            22
  Financial intermediary payments                               28
  Distributions and taxes                                       30
  Legal Matters                                                 32
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            33
------------------------------------------------------------------
HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION                 35
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   37
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

COLUMBIA MASTERS GLOBAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE UNDERLYING FUNDS

YOU'LL FIND MORE INFORMATION ABOUT THE UNDERLYING FUNDS IN WHICH THE PORTFOLIO INVESTS, INCLUDING THEIR OBJECTIVES AND STRATEGIES, IN ABOUT THE UNDERLYING FUNDS AND IN THE SAI.

THE UNDERLYING FUNDS ARE EXPECTED TO REMAIN CONSTANT, HOWEVER, THE ADVISER HAS THE AUTHORITY TO ADD OR REMOVE UNDERLYING FUNDS IN WHICH THE PORTFOLIO INVESTS (INCLUDING FUNDS INTRODUCED AFTER THE DATE OF THIS PROSPECTUS) AT ANY TIME, AT ITS DISCRETION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks capital appreciation.

(COMPASS GRAPHIC)  INVESTMENT STRATEGIES
                   The Portfolio's assets are invested in Class Z shares of a combination of
                   Columbia Funds (Underlying Funds) on a fixed percentage basis. These Underlying
                   Funds, in turn, invest primarily in U.S. and foreign equity securities. Under normal circumstances, the Portfolio will invest in Underlying Funds so that at least 80% of its assets are invested indirectly through such Underlying Funds in equity securities.

The Portfolio makes allocations of its assets to four Underlying Funds as follows:

  - 25% in Columbia Strategic Investor Fund, which seeks long-term growth of capital by using a "value" approach to invest primarily in common stocks. Using this approach, Columbia Strategic Investor Fund:

     - invests primarily in companies that the Adviser believes are undervalued relative to their intrinsic worth or prior history. Columbia Strategic Investor Fund devotes more attention to the growth and earnings of companies than is normally associated with a fund using a strict value approach

     - may invest in companies of any size and may also invest a significant percentage of its assets in small- and mid-cap sized companies. Columbia Strategic Investor Fund may also invest in securities convertible into or exercisable for stock (including preferred stock, warrants and debentures), certain options and financial futures contracts (derivatives)

     - may also invest up to 33% of its assets in foreign securities, including American Depositary Receipts

  - 25% in Columbia Marsico 21st Century Fund, which seeks long term growth of capital by investing in Columbia Marsico 21st Century Master Portfolio. The Columbia Marsico 21st Century Master Portfolio invests:

     - in equity securities of companies of any capitalization size and will generally hold a core position of between 35 and 50 common stocks

     - without limit in foreign securities

  - 40% in Columbia Multi-Advisor International Equity Fund, which seeks long term capital growth by investing primarily in equity securities of non-U.S. companies in Europe, Australia, the Far East and other regions, including developing countries. The Portfolio invests in Columbia Multi-Advisor International Equity Master Portfolio. The Columbia Multi-Advisor International Equity Master Portfolio invests:

     - at least 80% of its assets in equity securities of established companies located in at least three countries other than the United States. The investment managers select countries, including emerging market or developing countries, that they believe have the potential for growth

     - primarily in equity securities, which may include equity interests in foreign investment funds or trusts, convertible securities, real estate investment trust securities and depositary receipts

  - 10% in Columbia Acorn International Fund, which seeks long-term growth of capital and invests:

     - the majority (under normal market conditions at least 75%) of its total assets in the stocks of foreign companies based in developed markets and emerging markets

     - in the stocks of companies based outside the United States with market capitalizations of less than $5 billion at the time of initial purchase

REBALANCING

The investment results of the Underlying Funds will vary. The portfolio manager monitors the percentage allocations to the Underlying Funds and is responsible for rebalancing the Portfolio's allocations to the Underlying Funds to ensure that the actual allocations do not exceed plus or minus 3% of the pre-determined fixed allocation percentages.

--------------------------------------------------------------------------------

YOU'LL FIND DETAILED INFORMATION ABOUT EACH UNDERLYING FUND'S INVESTMENT STRATEGIES AND RISKS IN ITS PROSPECTUS AND IN ITS SAI. PLEASE CALL US AT
1.800.345.6611 FOR COPIES.




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THE PORTFOLIO IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Masters Global Equity Portfolio has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The Adviser uses an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns they expect, or that the Portfolio will fall in value. There is also the risk that the Underlying Funds the Portfolio invests in will not produce the returns the Adviser expects, or will fall in value. The Portfolio is not designed to provide comprehensive asset allocation.

      - STOCK MARKET RISK -- The Portfolio allocates assets to Underlying Funds that invest in stocks. The value of the stocks an Underlying Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - SMALL COMPANY RISK -- The Portfolio allocates assets to Underlying Funds that may invest in smaller companies. Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains, but also carry more risk.

      - FOREIGN INVESTMENT RISK -- The Portfolio allocates assets to Underlying Funds that invest primarily in foreign securities. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments. Underlying Funds that invest in securities of companies in emerging markets have high growth potential, but can be more volatile than securities in more developed markets.

      - DERIVATIVES RISK -- The Portfolio allocates assets to Underlying Funds that may use derivative instruments. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the Adviser uses derivatives to enhance the Underlying Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Underlying Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The Adviser is not required to utilize derivatives to reduce risk.

      - CONVERTIBLE SECURITIES RISK -- The Portfolio allocates assets to Underlying Funds that invest in convertible securities. The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the Underlying Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the Underlying Fund's ability to meet its objective.

      - INVESTING IN COLUMBIA MARSICO 21ST CENTURY MASTER PORTFOLIO AND COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY MASTER PORTFOLIO -- The Portfolio invests in Columbia Marsico 21st Century Fund and Columbia Multi-Advisor International Equity Fund, which in turn invest, respectively, in Columbia Marsico 21st Century Master Portfolio and Columbia Multi-Advisor International Master Portfolio. Other mutual funds and eligible investors can buy shares in the Master Portfolios. All investors in the Master Portfolios invest under the same terms and conditions as Columbia Marsico 21st Century Fund and Columbia Multi-Advisor International Equity Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolios may have different share prices and returns than Columbia Marsico 21st Century Fund and Columbia Multi-Advisor International Equity Fund because different feeder funds typically have varying sales charges and ongoing administrative and other expenses.

        Columbia Marsico 21st Century Fund and Columbia Multi-Advisor International Equity Fund could withdraw their entire investments from the Master Portfolios if they believe it is in the best interests of the Fund to do so (for example, if the Master Portfolios changed their investment objectives). It is unlikely that this would happen, but if it did, Columbia Marsico 21st Century Fund and Columbia Multi-Advisor International Equity Fund could be less diversified and therefore less liquid, and expenses could increase. Columbia Marsico 21st Century Fund and Columbia Multi-Advisor International Equity Fund might also have to pay brokerage, tax or other charges.

      - SECTOR RISK -- The Portfolio allocates assets to Underlying Funds that invest in different but closely related industries that are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Underlying Funds do not intend to focus on any particular sector, at times an Underlying Fund may have a significant portion of its assets invested in a particular sector.

      - MARKET TIMERS -- The Portfolio allocates assets to Underlying Funds that invest predominantly in foreign securities, and as such the Portfolio may be particularly susceptible to market timers. Market timers generally attempt to take advantage of the way a fund prices its shares by trading based on market information they expect will lead to a change in the fund's net asset value on the next pricing day. Market timing activity may be disruptive to fund management and, since a market timer's profits are effectively paid directly out of the fund's assets, may negatively impact the investment returns of other shareholders. Although the Portfolio and the Underlying Funds have adopted certain policies and methods intended to identify and to discourage frequent trading based on this strategy, they cannot ensure that all such activity can be identified or terminated.

      - EMERGING MARKETS RISK -- The Portfolio allocates assets to Underlying Funds that invest in emerging markets. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

      - VALUE STOCKS -- The Portfolio allocates assets to Underlying Funds that invest in stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the Adviser's opinion, undervalued. If the Adviser's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the Adviser has placed on it.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         Because the Portfolio has not been in operation for a full calendar year, no performance information is included in the prospectus.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM THE PORTFOLIO'S ASSETS AND FROM THE ASSETS OF THE UNDERLYING COLUMBIA FUNDS THE PORTFOLIO INVESTS IN.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF PORTFOLIO DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE PORTFOLIO'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE PORTFOLIO
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Additional hypothetical fee and expense information relating to Class Z shares can be found in the section HYPOTHETICAL INVESTMENT
                   AND EXPENSE INFORMATION.

         SHAREHOLDER FEES                                               Class Z
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases, as a % of
         offering price                                                    N/A



         Maximum deferred sales charge (load) as a % of the lower of
         the original purchase price or net asset value                    N/A



         ANNUAL PORTFOLIO OPERATING EXPENSES
         (Expenses that are deducted from the Portfolio's assets)



         Management fees                                                  0.00%



         Other expenses(1,2)                                              0.40%






         Total annual Portfolio operating expenses                        0.40%
                                                                          ====



         Fee waivers and/or reimbursements(3)                           (0.40)%






         Expense ratio of Underlying Funds                                0.97%
                                                                          ====


         Gross expense ratio including expenses of Underlying
         Funds(4)                                                         1.37%
                                                                          ====





         Net expense ratio including expenses of Underlying Funds(5)      0.97%




      (1)The Portfolio's investment adviser has contractually agreed to bear the Portfolio's expenses so that the other operating expenses (excluding any management fees, distribution and service fees, interest, fees on borrowings, and extraordinary expenses and expenses associated with the Portfolio's investment in other investment companies) do not exceed 0.00% annually through February 15, 2008.

      (2)Other expenses are based on estimates for the current year, and have been restated to reflect contractual changes to the fees paid by the Portfolio for transfer agency services effective April 1, 2006.

      (3)The Portfolio's investment adviser has agreed to waive fees and/or reimburse expenses until February 15, 2008. The figure shown here is the amount of expected reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after February 15, 2008.

      (4)The figures contained in the table are based on amounts incurred during the Underlying Fund's most recent fiscal year.

      (5)Includes the fees and expenses incurred by the Portfolio directly and indirectly from the Underlying Funds in which the Portfolio invests. The ratios shown above are based on the fixed allocation.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

        - the Portfolio's indirect expenses remain at the amount shown above

        - the Portfolio's waivers and/or reimbursements shown above expire February 15, 2008 and are not reflected in the third year of the 3 years example

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  1 YEAR   3 YEARS
         CLASS Z SHARES                                            $99      $353

--------------------------------------------------------------------------------

YOU'LL FIND SPECIFIC INFORMATION ABOUT THE PORTFOLIO'S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS IN THE DESCRIPTION STARTING ON PAGE 5.

--------------------------------------------------------------------------------

Other important information
(LINE GRAPH GRAPHIC)

The following are some other risks and information you should consider before you invest:

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of the Portfolio or the Underlying Funds can be changed without shareholder approval. The 80% Policy of the Portfolio may be changed without shareholder approval by giving shareholders at least 60 days' notice. Other investment policies may be changed only with shareholder approval.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Portfolio and the Underlying Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The Adviser can also choose not to invest in specific securities described in this prospectus and in the SAI.

      - INVESTMENT IN COLUMBIA MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Portfolio and the Underlying Funds may invest their assets in the Columbia Money Market Funds. The Adviser and its affiliates are entitled to receive fees from the Columbia Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Portfolio or the Underlying Funds for services provided directly.

      - FOREIGN INVESTMENT RISK -- The Underlying Funds may invest in foreign securities and may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulties selling some investments, which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If an Underlying Fund invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to foreign investments.

      - INVESTING DEFENSIVELY -- The Portfolio may temporarily hold up to 100% of its assets in the Columbia Money Market Funds to try to protect it during a market or economic downturn or because of political or other conditions. The Portfolio may not achieve its investment objective while it is investing defensively.

      - SECURITIES LENDING PROGRAM -- An Underlying Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned. It is possible that some of the approved broker-dealers or other financial institutions involved in the loans may be affiliates of Bank of America.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to the Portfolio and the Underlying Funds, including investment advisory, sub-advisory, distribution, administration, shareholder servicing, transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Portfolio and the Underlying Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Columbia Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - INVESTMENT IN AFFILIATED FUNDS -- The Adviser has the authority to select Underlying Funds. The Adviser or one of its affiliates is the investment adviser to each of the Underlying Funds. The Adviser may be subject to a conflict of interest in selecting Underlying Funds because the fees paid to it or its affiliates are higher than the fees paid to other Underlying Funds. However, as a fiduciary to each Portfolio, the Adviser has a duty to act in the best interest of the Portfolio in selecting Underlying Funds.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Columbia Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Portfolio's SAI and on the Columbia Funds' website. In addition, a complete list of the Portfolio's portfolio holdings for each calendar month will be available on the Columbia Funds website at www.columbiafunds.com under Fund Portfolio Data, 30 calendar days following each month-end and will remain posted on the website for three months.

      - PORTFOLIO TURNOVER -- A Portfolio or Underlying Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxable to individual shareholders at higher rates than long-term capital gains for federal income tax purposes. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Portfolio's returns.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        The Portfolio may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If the Portfolio becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of the Portfolio's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

How the Portfolio is managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER (COLUMBIA MANAGEMENT ADVISORS, LLC) AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 100 mutual fund portfolios in the Columbia Funds Family, including the Portfolio described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities and money market instruments. The Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions.

Columbia Management currently has approximately $312 billion in assets under management, which consists of assets under the discretionary management of both the Adviser and Columbia Wanger Asset Management, L.P.

Vikram Kuriyan, head of the Adviser's Quantitative Strategies Group, is the portfolio manager responsible for making the day-to-day investment decisions for the Portfolio. Dr. Kuriyan is responsible for monitoring the percentage allocations to the Underlying Funds and rebalancing the Portfolio's allocations to the Underlying Funds to ensure that the actual allocations do not exceed plus or minus 3% of the pre-determined fixed allocation percentages. Dr. Kuriyan's professional biography is provided in the table below. The SAI provides additional information about the compensation of the portfolio manager, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

                                                           BUSINESS EXPERIENCE
  PORTFOLIO MANAGER  LENGTH OF SERVICE WITH THE PORTFOLIO  DURING THE PAST FIVE YEARS
  VIKRAM KURIYAN     SINCE FEBRUARY 2006                   COLUMBIA MANAGEMENT --
                     (SINCE INCEPTION)                     PORTFOLIO MANAGER SINCE 2000




The Adviser does not receive advisory fees directly for the services it provides to the Portfolio. However, the Adviser and its affiliates may receive fees indirectly for the services they provide to the Underlying Funds.

Columbia Multi-Advisor International Equity Fund and Columbia Marsico 21st Century Fund do not have their own investment advisers because they are feeder funds that invest, respectively, in Columbia Multi-Advisor International Equity Master Portfolio and Columbia Marsico 21st Century Master Portfolio.

The Adviser is the investment adviser to the Columbia Multi-Advisor International Equity Master Portfolio. Columbia Funds and the Adviser have engaged Causeway Capital Management LLC, a registered investment adviser, and Marsico Capital Management, LLC, an indirect wholly-owned subsidiary of Bank of America Corporation, as co-investment sub-advisers to the Columbia Multi-Advisor International Equity Master Portfolio.

Columbia Wanger Asset Management, L.P., an indirect wholly-owned subsidiary of Bank of America Corporation, is the investment adviser to the Columbia Acorn International Fund.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with the Adviser is available in the SAI.

The investment adviser and sub-advisers of each of the Underlying Funds are set forth below:

  UNDERLYING FUND                 INVESTMENT ADVISER               SUB-ADVISERS
  COLUMBIA STRATEGIC          COLUMBIA MANAGEMENT           N/A
  INVESTOR FUND               ADVISORS, LLC
  COLUMBIA MARSICO 21ST       COLUMBIA MANAGEMENT           MARSICO CAPITAL MANAGEMENT,
  CENTURY MASTER PORTFOLIO    ADVISORS, LLC                 LLC
  COLUMBIA ACORN              COLUMBIA WANGER ASSET         N/A
  INTERNATIONAL FUND          MANAGEMENT, L.P.
  COLUMBIA MULTI-ADVISOR      COLUMBIA MANAGEMENT           MARSICO CAPITAL MANAGEMENT,
  INTERNATIONAL EQUITY        ADVISORS, LLC                 LLC; CAUSEWAY CAPITAL
  MASTER PORTFOLIO                                          MANAGEMENT LLC


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02111-2621

--------------------------------------------------------------------------------


OTHER SERVICE PROVIDERS

The Portfolio is distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer and an indirect, wholly-owned subsidiary of the Bank of America Corporation. The Distributor may receive fees for the distribution services it provides to the Portfolio.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------


Columbia Management Advisors, LLC is the administrator of the Portfolio (Administrator,) and is responsible for overseeing the administrative operations of the Portfolio. The Administrator may receive fees for the administrative services it provides to the Portfolio.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc. is the transfer agent for the Portfolio's shares (Transfer Agent) and is an indirect, wholly-owned subsidiary of Bank of America Corporation. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares

(BUYING, SELLING, TRANSFERRING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


This prospectus offers Class Z shares of the Portfolio. Here are some general rules about this class of shares:

  - Class Z shares are available to certain eligible investors. The eligible investors described below are subject to different minimum initial investment requirements. Eligible investors and their applicable investment minimums are as follows:

 NO MINIMUM INITIAL INVESTMENT


  - Any client of Bank of America Corporation or a subsidiary purchasing shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America Corporation or the subsidiary;

  - Any group retirement plan, including defined benefit and defined contribution plans such as: 401(k), 403(b), and 457(b) plans (but excluding individual retirement accounts (IRAs)), for which an intermediary or other entity provides services and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent;

  - Any investor purchasing through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code; or

  - Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

 $1,000 MINIMUM INITIAL INVESTMENT


  - Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares;
    (ii) who held Primary A shares prior to the share class re-titling on August 22, 2005 (iii) who holds Class A shares that were obtained by exchange of Class Z shares; or (iv) who purchased certain no-load shares of a fund merged with a fund distributed by the Distributor;

  - Any trustee or director (or family member of a trustee or director) of any fund distributed by the Distributor;

  - Any employee (or family member of an employee) of Bank of America Corporation or a subsidiary;

  - Any investor participating in an account offered by an intermediary or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor purchasing through an intermediary must independently satisfy the $1,000 minimum investment requirement);

  - Any institutional investor which is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization; which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933; or

  - Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, purchasing shares for its own account, including Bank of America Corporation, its affiliates, or subsidiaries.

Columbia Funds reserves the right to change the criteria for eligible investors and the investment minimums. No minimum investment applies to accounts participating in the automatic investment plan; however, each investment requires a $50 minimum purchase. Columbia Funds also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Portfolio and its shareholders.

You'll find more information about buying, selling and exchanging Class Z shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs and services.

The Portfolio also offers other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.345.6611 if you have any questions, or you need help placing an order.

Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Class Z shares. Certain financial institutions and intermediaries that offer Class Z shares may have policies that clients holding Class Z shares through the financial institution or intermediary will automatically have their holdings converted to Class A shares at the time that they move their relationship away from the financial institution or intermediary. Generally, no sales charges or other charges will apply to such a conversion, however an investor should contact their financial institution or intermediary to learn the details of any such policy and also should talk to their tax adviser about the tax consequences of any such automatic conversion. In addition, Class A shares have higher operating costs which can reduce total returns.

Federal law requires the Portfolio to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Portfolio may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Portfolio is unable to verify your identity after your account is open, the Portfolio reserves the right to close your account or take other steps as deemed reasonable. The Portfolio shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of the Portfolio's long-term shareholders may be adversely affected by certain short-term trading activity by Portfolio shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Portfolio shares held by long-term shareholders and have other adverse effects on the Portfolio. This type of excessive short-term trading activity is referred to herein as "market timing." The Portfolio is not intended as a vehicle for market timing. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Portfolio to implement their market timing strategies. Columbia Funds' Board has adopted policies and procedures with respect to market timing activity as discussed below.

Market timing may negatively impact long-term performance of the Portfolio by requiring it to maintain a larger percentage of assets in cash or to liquidate portfolio holdings at a disadvantageous time. Market timing could increase the Portfolio's expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, and large asset fluctuations that could diminish the Portfolio's ability to provide the maximum investment return to all participants. Certain Portfolios or Funds may be more susceptible to these negative effects of market timing. For example, Funds that invest principally in foreign securities may be more susceptible to arbitrage opportunities resulting from mispricing due to time zone differences among international financial markets. Market timers seek potential price differentials that may occur with securities that trade in a different time zone. Funds that invest principally in small- and mid-capitalization securities may be more susceptible to arbitrage opportunities due to the less liquid nature of smaller company securities. Fair value pricing may reduce these arbitrage opportunities.

Columbia Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if Columbia Funds detects that a shareholder has conducted two "round trips" (as defined below) in a Portfolio or Fund (other than a Columbia Money Market Fund, Columbia Short Term Bond Fund or Columbia Short Term Municipal Bond Fund) that are deemed material by Columbia Funds in any 28-day period, Columbia Funds will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a Columbia Money Market Fund, Columbia Short Term Bond Fund or Columbia Short Term Municipal Bond Fund). In addition, if Columbia Funds determines that any person, group or account has engaged in any type of market timing activity (independent of the two round trip limit) Columbia Funds may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund. In any event, Columbia Funds also retains the right to reject any order to buy or exchange shares as discussed in the section BUYING, SELLING AND EXCHANGING SHARES -- HOW ORDERS ARE PROCESSED and also retains the right to modify these market timing policies at any time without prior notice to shareholders.

The rights of shareholders to redeem shares of the Portfolio are not affected by any of these limits. However, certain Funds, including the Portfolio, impose a redemption fee on the proceeds of Portfolio shares that are redeemed or exchanged within 60 days of purchase. Please refer to the section ABOUT YOUR INVESTMENT -- INFORMATION FOR INVESTORS -- REDEMPTION FEES to determine if a redemption fee might be applicable to your shares. For these purposes, a "round trip" is a purchase by any means into a Portfolio or Fund followed by a redemption, of any amount, by any means out of the same Portfolio or Fund.

Under this definition, an exchange into a Portfolio or Fund followed by an exchange out of the same Portfolio or Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Systematic Investment Plan, Automatic Withdrawal Plan, Automatic Exchange Feature or similar automated plans generally are not subject to the two round trip limit. The two round trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Columbia Funds. However, there can be no assurance that these policies and procedures, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. Columbia Funds typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Columbia Funds practices discussed above. Consequently, there is the risk that Columbia Funds may not be able to do anything in response to market timing that occurs in a Portfolio or Fund which may result in certain shareholders being able to market time a Portfolio or Fund while the shareholders in that Fund bear the burden of such activities.

Columbia Funds seeks to act in a manner that it believes is consistent with the best interests of Portfolio shareholders in making any judgments regarding market timing. Neither Columbia Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or transfers.

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A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A
BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

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HOW SHARES ARE PRICED

All transactions are based on a Portfolio's net asset value per share. We calculate net asset value per share for each class of the Portfolio at the end of each business day. The net asset value per share of the Portfolio is based on the net asset value per share of the Underlying Columbia Funds the Portfolio invests in.

We calculate the net asset value for each class of the Portfolio by determining the value of the Portfolio's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN AN UNDERLYING FUND

The value of an Underlying Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in an Underlying Fund. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. For example, securities which may be subject to fair valuation include, but are not limited to: (1) restricted securities for which a pricing service is unable to provide a market price; (2) securities whose trading has been formally suspended; (3) debt securities that have gone into default and for which there is no current market quotation; and (4) a security whose market price is not available from a pre-established pricing service. In addition, an Underlying Fund may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which an Underlying Fund's share price is calculated. Foreign exchanges typically close before the time as of which an Underlying Fund's share prices are calculated, and may be closed altogether on some days an Underlying Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Underlying Fund shares. However, when an Underlying Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Columbia Funds has retained an independent fair value pricing service to assist in the fair valuation process for Underlying Funds that primarily invest in international equity securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by an Underlying Fund could change on days when Underlying Fund shares cannot be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders to buy, sell or exchange shares may be delivered to the Transfer Agent by telephone, in writing or through the internet. For more information on account and trading restrictions and special sign-up procedures for internet transactions, please call us at 1.800.345.6611. The Transfer Agent has procedures in place to authenticate electronic instructions. You will be asked to accept the terms of an online agreement and utilize a password for internet services.

Orders received in good order by the Portfolio, Distributor, Transfer Agent or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. We will not be liable for following telephone instructions that we reasonably believe are genuine.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

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PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT
REDUCTIONS AND WAIVERS OF REDEMPTION FEES.

YOU SHOULD TELL YOUR INVESTMENT PROFESSIONAL THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE SELLING SHARES.

WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

--------------------------------------------------------------------------------


REDEMPTION FEES

The Portfolio assesses, subject to limited exceptions, a 2.00% redemption fee on the proceeds of Portfolio shares that are redeemed (either by selling shares or exchanging into another Portfolio or Fund) within 60 days of their purchase. The redemption fee is paid to the Portfolio or Fund from which you are redeeming shares (including redemptions by exchange).

The redemption fee is imposed on Portfolio shares redeemed (including redemptions by exchange) within 60 days of purchase. In determining which shares are being redeemed, we generally apply a first-in, first-out approach. For Portfolio shares acquired by exchange, the holding period prior to the exchange will not be considered in determining whether to apply the redemption fee.

The redemption fee will not be imposed if you qualify for a waiver and the Portfolio has received proper notification. We'll redeem any shares that are eligible for a waiver first. For a discussion of the effects of market timing please see the section BUYING, SELLING AND EXCHANGING SHARES -- SHORT-TERM TRADING ACTIVITY AND MARKET TIMING.

      You won't pay an otherwise applicable redemption fee on the following categories of transactions:

        - shares sold following the death or disability (as defined in the Internal Revenue Code) of the shareholder, including a registered joint owner

        - shares sold by or distributions from participant-directed retirement plans, such as 401(k), 403(b), 457, Keogh, profit sharing and money purchase pension plans, where Columbia Funds does not have access to information about the individual participant account activity, except where Columbia Funds has received an indication that the plan administrator is able to assess the redemption fee on the appropriate accounts

        - shares sold by certain investment funds (e.g. Columbia LifeGoal Portfolios and Future Scholar) that have provided assurances reasonably satisfactory to the Adviser that the investment fund is not a vehicle for market timing. The Adviser or its affiliates may manage certain of the approved investment funds

        - shares sold in certain transactions in connection with certain asset allocation or wrap programs where the program sponsor has provided assurances reasonably satisfactory to the Adviser that the program is not designed to be a vehicle for market timing

        - shares sold by accounts where Columbia Funds has received information reasonably satisfactory to the Adviser indicating that financial institutions or intermediaries maintaining the accounts are currently unable for administrative reasons to assess the redemption fee on underlying shareholders

        - shares sold by an account which has demonstrated a severe hardship, such as a medical emergency, as determined in the absolute discretion of the Adviser

        - shares that were purchased by reinvested dividends

        - shares that are redeemed or exchanged through Columbia Funds' Automatic Withdrawal Plan or Automatic Exchange Feature or similar affiliated or unaffiliated automated plans

        - the following retirement plan distributions:

           - lump-sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy" plan)

           - distributions from an individual retirement account (IRA) or Custodial Account under Section 403(b)(7) of the Internal Revenue Code, following attainment of age 59 1/2

      Columbia Funds also has the discretion to waive the 2% redemption fee if a Fund is in jeopardy of failing the 90% income test or losing its RIC qualification for tax purposes.

      Certain financial institutions or intermediaries may not assess redemption fees on certain categories of redemptions that they believe do not present significant market timing concerns (such as automatic withdrawal plan redemptions). Conversely, certain financial institutions or intermediaries may assess redemption fees on certain redemptions by accounts maintained with them that would be exempt from the redemption fee if the accounts were maintained directly with the Transfer Agent or with a different financial institution or intermediary. Columbia Funds and its agents reserve the right to permit imposition of the redemption fee under these circumstances. Columbia Funds' ability to assess redemption fees or apply waivers is generally limited by the policies of these financial institutions and intermediaries. Accordingly, the parameters of the exemption categories described above are subject to the different policies of the various financial institutions and intermediaries that maintain accounts. You should check with your financial institution or intermediary about its redemption fee and waiver policies before investing or submitting a redemption order within the specified time periods.

      Columbia Funds reserves the right to impose the redemption fee in the future if it determines that a financial institution or intermediary that previously did not or was not able to assess the redemption fee on underlying shareholders has developed the policy or capability to assess the fee on some or all of its underlying shareholders, however, Columbia Funds may determine not to impose the redemption fee under certain circumstances. From time to time, as circumstances change, Columbia Funds may modify or eliminate certain exemption categories without advance notice to shareholders.

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THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY THE
PORTFOLIO EVERY BUSINESS DAY.
--------------------------------------------------------------------------------



(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Class Z shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we reserve the right to cancel your order. We'll return any payment received for orders that have been cancelled.

        - Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Portfolio. We don't issue certificates.

        - Financial institutions and intermediaries are responsible for recording the beneficial ownership of the shares of their clients, and for reporting this ownership on account statements they send to their clients.

SYSTEMATIC INVESTMENT PLAN
You can make regular purchases in the amount of $50 or more using automatic transfers from your bank account to the Portfolios you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - You can buy shares any day of the month on a monthly, quarterly or semi-annual basis.

  - Some exceptions apply to employees of Bank of America and its affiliates. For details, please contact your investment professional.


(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - You can sell up to an aggregate of $100,000 of shares by check via the telephone or through the internet in a 30-day period if you qualify for telephone or internet orders.

        - If you paid for your shares by check, we'll hold the sale proceeds when you sell those shares for at least 10 days after the trade date of the purchase.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell shares.

        - We can delay payment of the sale proceeds for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

        - The Portfolio assesses, subject to limited exceptions, a 2.00% redemption fee on the proceeds of Portfolio shares that are redeemed (either by selling shares or exchanging into another Portfolio or Fund) within 60 days of their purchase. Please see CHOOSING A SHARE CLASS -- REDEMPTION FEES for details.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), or your account may be subject to an annual fee of $10. The Transfer Agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you

        - under certain other circumstances allowed under the 1940 Act

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YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL
INVESTMENT STRATEGIES OF THE PORTFOLIO OR FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.
--------------------------------------------------------------------------------


AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw funds any day of the month on a monthly, quarterly or semi-annual basis.

Here's how the plan works:

  - Your account balance must be at least $5,000 to set up the plan. Certain fee based accounts are not subject to the $5,000 requirement.

  - If you set up the plan after you've opened your account, your signature must be Medallion Guaranteed.

  - We'll send you a check or deposit the money directly in your bank account.

  - You can cancel the plan by giving your selling agent or us 30 days' notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.


(EXCHANGING SHARES      EXCHANGING SHARES
  GRAPHIC)

      You can generally sell shares of the Portfolio to buy shares of another Portfolio or Columbia Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - You can exchange Class Z shares of the Portfolio for Class Z shares of any other Portfolio or Fund distributed by the Distributor. Some exceptions apply.

        - The rules for buying shares of a Portfolio or Fund, including any minimum investment requirements, apply to exchanges into that Portfolio or Fund.

        - You may only make exchanges into a Portfolio or Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Portfolio or Fund that is accepting investments.

        - The Portfolio assesses, subject to certain exceptions, a 2.00% redemption fee on the proceeds of Portfolio shares that are redeemed (either by selling shares or exchanging into another Portfolio or Fund) within 60 days of their purchase. Please see ABOUT YOUR INVESTMENT -- BUYING, SELLING AND EXCHANGING SHARES -- REDEMPTION FEES for details.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

AUTOMATIC EXCHANGE FEATURE
The Automatic Exchange Feature lets you exchange $100 or more of Class Z shares any day of the month. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to the Transfer Agent in writing or call 1.800.345.6611.

  - If you set up your plan to exchange more than $100,000 you must have your signature Medallion Guaranteed.

  - You can choose to have us transfer your money on any day of the month.

  - The rules for making exchanges apply to automatic exchanges.

Financial intermediary payments
(PERCENT GRAPHIC)

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

--------------------------------------------------------------------------------


The Distributor or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor or one of its affiliates. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by the Distributor attributable to that financial intermediary, gross sales of the mutual funds distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the support payments to any one financial intermediary are generally expected to be between 0.02% and 0.10% (between 0.03% and 0.12% in the case of the Columbia Money Market Funds) on an annual basis for payments based on average net assets of a Columbia Fund attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of a Columbia Fund (other than the Columbia Money Market Funds) attributable to the financial intermediary. The Distributor or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in a Columbia Fund.

Payments may also be made to certain financial intermediaries, including other Bank of America affiliates, that provide investor services to retirement plans and other investment programs to compensate financial intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.40% of the total Columbia Fund assets in the program on an annual basis. The Board has authorized the Funds to reimburse the Transfer Agent for amounts paid to financial intermediaries that maintain assets in omnibus accounts, subject to an annual cap of 0.11% of net assets maintained in such accounts. The amounts in excess of that reimbursed by a Portfolio will be borne by the Distributor or its affiliates.

The Distributor or its affiliates may make other payments or allow promotional incentives to financial intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

Amounts paid by the Distributor or its affiliates are paid out of the Distributor's or its affiliates' own revenue and do not increase the amount paid by you or your Portfolio. You can find further details about the payments made by the Distributor or its affiliates and the services provided by financial intermediaries as well as a list of the financial intermediaries to which the

Distributor or its affiliates has agreed to make marketing support payments in the SAI, which can be obtained at www.columbiafunds.com or by calling
1.800.345.6611. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from the Distributor and its affiliates and any services it provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular Portfolio or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.

Distributions and taxes
(TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF THE PORTFOLIO -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, the gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain, if any, to its shareholders. The Portfolio intends to pay out a sufficient amount of its income and capital gain to its shareholders so the Portfolio won't have to pay any federal income tax. When the Portfolio makes this kind of a payment, it's split among all shares and is called a distribution.

The Portfolio normally declares and pays distributions of net investment income annually, and distributes any net realized capital gain at least once a year. The Portfolio may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day before the distribution is declared. Shares are eligible to receive net investment income distributions from the trade date and net realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of the Portfolio usually pay different net investment income distribution amounts because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the Portfolio unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover or by calling us at
1.800.345.6611. Distributions of $10 or less will automatically be reinvested in additional Portfolio shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the same Portfolio.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Portfolio shares shortly before the Portfolio makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Portfolio that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Portfolio sells those securities and distributes the realized gain. This distribution is also subject to tax. The Portfolio has built up, or has the potential to build up, high levels of unrealized capital gain.

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THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR
INVESTMENT IN THE PORTFOLIO. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING PORTFOLIO SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT YOUR TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------

HOW TAXES AFFECT YOUR INVESTMENT

Distributions of the Portfolio's ordinary income and net realized short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of net realized long-term capital gain, if any, generally are taxable to you as long-term capital gain.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. The Portfolio's long-term capital gain distributed to individual shareholders, if any, generally will qualify for the reduced rate of tax if attributable to the Portfolio's sales and exchanges. Also, if you're an individual Portfolio shareholder, the portion of your distributions attributable to dividends received by the Portfolio from certain U.S. and foreign corporations generally will be taxed at a maximum 15% rate of tax as long as certain holding period requirements are met. Absent further legislation, these reduced rates of tax will expire after December 31, 2010. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Portfolio. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is exempt from state and local individual income taxes. Distributions you receive that come from interest a Portfolio earns from U.S. government obligations may not be exempt from these taxes. Please consult your tax adviser about your specific tax situation.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities redemptions and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied as a credit against your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

Your redemptions (including redemptions paid in securities) and exchanges of Portfolio shares usually will result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held such Portfolio shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

Legal matters

On February 9, 2005, the Adviser and Distributor entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, the Adviser and Distributor have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. The Adviser and Distributor are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Columbia Funds Series Trust (formerly known as Nations Funds Trust), its Board of Trustees, Bank of America Corporation and certain of its affiliates, including the Adviser and Distributor (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and other cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Funds Series Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds Series Trust against BAC and others that asserts claims under the federal securities laws and state common law. Columbia Funds Series Trust is a nominal defendant in this action.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of these actions. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Columbia Funds shareholders and/or the Columbia Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for preliminary approval.

Separately, several putative class actions have been filed against Columbia Funds Series Trust, Bank of America Corporation and certain of its affiliates, and others, in various federal courts relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. (George Siepel, et al. v. Bank of America, Columbia Funds Series Trust, et al., instituted December 28, 2005, U.S. District Court, E.D. Mo.; Luleff v. Bank of America, Columbia Funds Series Trust, William Carmichael, et al., instituted February 22, 2006, U.S. District Court, S.D. NY.) The suits allege various claims including state law claims for breach of fiduciary duty, breach of contract, unjust enrichment and violations of federal securities laws and seek damages and other remedies.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Portfolio has performed for the past five years or, if shorter, the period of operations. Certain information reflects financial results for a single Portfolio share. The total investment return line indicates how much an investment in the Portfolio would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the Portfolio's financial statements, is included in the Portfolio's annual report. The independent registered public accounting firm's report and the Portfolio's financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

COLUMBIA MASTERS GLOBAL EQUITY
PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                           PERIOD ENDED
  CLASS Z SHARES                                           03/31/06(A)
  Net asset value, beginning of period                        $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss (b)                                    --(c)(h)
  Net unrealized gain on investments                           0.29
  Total from investment operations                             0.29
  Net asset value, end of period                              $10.29
  TOTAL RETURN (D)(E)(I)                                      2.90%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Expenses (f)                                              --%(g)(h)
  Net investment loss (f)                                     --%(g)
  Waiver/reimbursement                                      21.19%(g)
  Portfolio turnover rate                                       --
  Net assets, end of period (000's)                            $28

(a) Class Z shares were initially offered on February 15, 2006. Per share data and total return reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Rounds to less than $0.01.
(d) Total return at net asset value.
(e) If the Fund's investment adviser and/or any of its affiliates had not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) The benefits derived from custody credits had an impact of less than 0.01%.
(g) Annualized.
(h) Portfolio expenses do not include expenses of the Underlying Funds.
(i) Not annualized.

Hypothetical investment and expense information

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Portfolio, including investment advisory fees and other Portfolio costs, on the Portfolio's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class Z shares of the Portfolio assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The chart also assumes that all dividends and distributions are reinvested. The annual expense ratios used for the Portfolio, which are the same as those stated in the Annual Portfolio Operating Expenses table, are presented in the chart, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The table shown below reflects the maximum initial sales charge, if any, but does not reflect any contingent deferred sales charges, if any, which may be payable on redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

COLUMBIA MASTERS GLOBAL EQUITY PORTFOLIO -- CLASS Z SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                       CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &      ANNUAL EXPENSE        AFTER FEES &     END BALANCE AFTER    FEES &
     YEAR         EXPENSES              RATIO              EXPENSES        FEES & EXPENSES    EXPENSES
       1            5.00%               0.97%                4.03%            $10,403.00         $98.95
       2           10.25%               0.97%                8.22%            $10,822.24        $102.94
       3           15.76%               1.37%               12.15%            $11,215.09        $150.96
       4           21.55%               1.37%               16.22%            $11,622.20        $156.44
       5           27.63%               1.37%               20.44%            $12,044.08        $162.11
       6           34.01%               1.37%               24.81%            $12,481.28        $168.00
       7           40.71%               1.37%               29.34%            $12,934.35        $174.10
       8           47.75%               1.37%               34.04%            $13,403.87        $180.42
       9           55.13%               1.37%               38.90%            $13,890.43        $186.97
      10           62.89%               1.37%               43.95%            $14,394.65        $193.75
  TOTAL GAIN AFTER FEES &
    EXPENSES                                                                   $4,394.65
  TOTAL ANNUAL FEES & EXPENSES                                                                $1,574.63

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO COLUMBIA FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------

Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of the Fund's assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 under the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

BOND -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

CITIGROUP ALL BB&B-RATED HIGH YIELD MARKET INDEX -- an unmanaged index that measures the performance of below investment-grade debt securities rated "BB" or "B" by Standard & Poor's Corporation and issued by corporations domiciled in the U.S. or Canada. All bonds in the index are publicly placed, have fixed coupons and are non-convertible. It is unavailable for investment and does not reflect fees, brokerage commissions and other expenses of investing.

COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CROSSING NETWORKS -- an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB HIGH YIELD INDEX -- an unmanaged trader-priced portfolio constructed to mirror the investable universe of the dollar-denominated high yield debt market. Issues must be publicly registered in the U.S. or issued under Rule 144A with registration rights. The index includes below investment grade, cash pay, zero-coupon, stepped-rate and pay-in-kind bonds with at least one year remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DEPOSITARY RECEIPTS -- evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVERSIFIED -- A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

DURATION -- a measure used to estimate how much a Fund's net asset value will fluctuate in response to a change in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The securities issued by the FHLMC are guaranteed as to timely payment of interest and the ultimate collection of principal only by the FHLMC and are not insured or guaranteed by the U.S. government.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. FNMA is a congressionally chartered company, although neither its common stock nor the securities it issues are insured or guaranteed by the U.S. government. The securities issued by FNMA are guaranteed as to timely payment of both principal and interest only by FNMA.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from two, or in some circumstances one, nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

FORWARD FOREIGN CURRENCY CONTRACTS -- a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUNDAMENTAL ANALYSIS -- a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- a government-owned corporation that is considered an agency of the U.S. government. It guarantees, with the full faith and credit of the U.S. government, full and timely payment of all principal and interest on its mortgage-backed securities.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

HIGH YIELD DEBT SECURITY -- a debt security (also known as a "junk" bond) that, at the time of purchase, is either rated by an NRSRO to be below investment-grade (e.g., rated "BB" or lower by S&P) or is unrated but believed by a Fund's portfolio manager(s) or portfolio management team to be of comparable quality.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

LEHMAN BROTHERS U.S. AGGREGATE INDEX -- an unmanaged index made up of U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities and asset-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. AGGREGATE 1-3 YEARS INDEX -- an unmanaged index that measures yield, price and total return for government, Treasury, agency, corporate, mortgage and Yankee bonds with 1-3 years in average life. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. HIGH YIELD INDEX -- an unmanaged index that measures yield, price and total return for corporate and non-corporate fixed rate, non-investment grade debt. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MERRILL LYNCH ALL CONVERTIBLES ALL QUALITIES INDEX -- an unmanaged index that measures the performance of all U.S. dollar-denominated convertible securities of issuers not currently in bankruptcy. Securities in the index have total market values greater than $50 million at issuance. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MERRILL LYNCH 1-3 YEAR MUNICIPAL INDEX -- an unmanaged index that tracks the performance of investment grade U.S. tax exempt bonds with remaining terms to final maturities of at least one year and less than three years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MERRILL LYNCH 1-3 YEAR TREASURY INDEX -- an unmanaged index of short-term U.S. Treasury bonds with maturities of one to three years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MONEY MARKET INSTRUMENT -- a high quality, short-term debt security that pays interest based on a fixed, variable or floating rate and is considered to mature in 13 months or less. Money market instruments include, but are not limited to, U.S. Treasury obligations, U.S. government obligations, certificates of deposit and time deposits, bankers' acceptances, commercial paper, corporate bonds, extendible commercial notes, asset backed securities, funding agreements, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MORTGAGE DOLLAR ROLLS -- transactions in which a Fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase those or similar securities at a mutually agreed-upon future date and lower price. The difference between the sale price and the repurchase price is known as the "drop."

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

OVER-THE-COUNTER MARKET -- a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

PRE-REFUNDED BOND -- a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

PRICE-TO-EARNINGS RATIO (P/E RATIO) -- the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

PRIVATE PLACEMENT -- a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

QUANTITATIVE ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

REAL ESTATE INVESTMENT TRUST (REIT) -- a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests. A REIT is a tax-advantaged entity with a special election under the Internal Revenue Code whose assets are composed primarily of such investments.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

RIGHT -- a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

S&P 500 (1) INDEX -- an unmanaged index of 500 widely held common stocks. The S&P 500 covers 80% of the U.S. market and encompasses more than 100 different industry groups. It is not available for investment and does not reflect fees, brokerage commissions to other expenses of investing.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SENIOR SECURITY -- a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SHORT-SELLING -- the practice of borrowing a security (or commodity futures contract) from a broker and selling it, with the understanding that it must later be repurchased and returned to the broker. Short-selling (or "selling short") is a technique used by investors who try to profit from the falling price of a stock.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

ZERO-COUPON BOND -- a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

(1)"Standard & Poor's", "S&P", "S&P 500", "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser. The Portfolios are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

COLUMBIA MANAGEMENT.




Where to find more information

You'll find more information about the Portfolio in the following document:


STATEMENT OF ADDITIONAL INFORMATION

The SAI contains additional information about the Portfolio and its policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

You can obtain a free copy of this document, request other information about the Portfolio and make shareholder inquires by contacting Columbia Funds:

By telephone:
1.800.345.6611

By mail:
COLUMBIA FUNDS
C/O COLUMBIA FUNDS SERVICES
P.O. BOX 8081
BOSTON, MA 02266-8081

On the Internet:
WWW.COLUMBIAFUNDS.COM

Information about the Portfolio can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Information about the Portfolio is available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.








SEC file number:811-09645
Columbia Funds Series Trust

INT-36/111196-0606

COLUMBIA MANAGEMENT.




__________________________________________

     Columbia Masters
     International Equity Portfolio

     Prospectus - Class Z Shares

     August 1, 2006
__________________________________________









     THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED
     OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

     ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




_______________________________________

 NOT FDIC-INSURED     NOT BANK ISSUED
_______________________________________

     NO BANK          MAY LOSE VALUE
    GUARANTEE
_______________________________________

AN OVERVIEW OF THE PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE COLUMBIA FUNDS FAMILY (COLUMBIA FUNDS OR COLUMBIA FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 35.

YOUR INVESTMENT IN THE PORTFOLIO IS NOT A BANK DEPOSIT OR OTHER OBLIGATION OF, OR ISSUED OR ENDORSED OR GUARANTEED BY, BANK OF AMERICA, N.A. (BANK OF AMERICA) OR ANY OF ITS AFFILIATES. YOUR INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION
(FDIC) OR ANY OTHER GOVERNMENT AGENCY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE PORTFOLIO AND MAY BE COMPENSATED OR INCENTED IN CONNECTION WITH THE SALE OF THE PORTFOLIO.

YOUR INVESTMENT IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL INVESTED. YOUR INVESTMENT MAY LOSE MONEY.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about Columbia Masters International Equity Portfolio. Please read it carefully because it contains information that is designed to help you make informed investment decisions.

Unlike traditional mutual funds, which invest in individual securities, the Portfolio invests in a mix of Columbia Funds using an asset allocation approach. These kinds of mutual funds are sometimes called "funds of funds."

ABOUT ASSET ALLOCATION

Asset allocation is the process of creating a portfolio by investing in different asset classes -- for example, domestic equity securities, foreign equity securities and fixed income securities -- in varying proportions.

The mix of asset classes and how much is invested in each may be the most important factor in how the Portfolio performs and the amount of risk involved. Each asset class, and market segments within a class, like large-, mid- and small-capitalization stocks, have different return and risk characteristics, and react in different ways to changes in the economy. An investment approach that combines asset classes and market segments may help to reduce overall volatility of an asset allocation fund.

ABOUT THE PORTFOLIO

The Portfolio has its own asset allocation strategy, which gives it distinctive risk/return characteristics. The Portfolio is not designed to provide comprehensive asset allocation. The performance of the Portfolio depends on many factors, including its allocation strategy and the performance of the Underlying Funds it invests in.

Columbia Masters International Equity Portfolio seeks capital appreciation by allocating its assets in a fixed percentage to Underlying Funds which invest primarily in foreign equity securities. Equity securities have the potential to provide higher returns than many other kinds of investments, but they also tend to have the highest risk. Foreign securities also involve special risks not associated with investing in the U.S. stock market, which you need to be aware of before you invest. There's always a risk that you'll lose money or that you may not earn as much as you expect.

IS THE COLUMBIA MASTERS INTERNATIONAL EQUITY PORTFOLIO RIGHT FOR YOU?

When you're choosing a Portfolio to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

Columbia Masters International Equity Portfolio may be suitable for you if:

  - you have longer-term investment goals

  - it is part of a balanced portfolio

It may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with equity securities

  - you have short-term investment goals

  - you're looking for a regular stream of income

You'll find a discussion of the Portfolio's investment objective, principal investment strategies and risks in the Portfolio description that starts on page 5.

FOR MORE INFORMATION

If you have any questions about the Portfolio, please call us at 1.800.345.6611 or contact your investment professional.

You'll find more information about the Portfolio in the Statement of Additional Information (SAI). The SAI includes more detailed information about the Portfolio's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

AT BOARD MEETINGS SCHEDULED FOR MID-AUGUST 2006, THE BOARD OF TRUSTEES OF COLUMBIA FUNDS SERIES TRUST WILL BE ASKED TO TAKE VARIOUS ACTIONS TO ENABLE ONE OF THE PORTFOLIO'S UNDERLYING FUNDS, COLUMBIA MULTI-ADVISOR INTERNATIONAL FUND, TO OPERATE AS A STAND-ALONE FUND. THIS PROSPECTUS DESCRIBES THIS FUND AS A FEEDER FUND THAT INVESTS ALL OF ITS ASSETS IN A CORRESPONDING MASTER PORTFOLIO THAT, IN TURN, INVESTS IN INDIVIDUAL PORTFOLIO SECURITIES. IF THE BOARD DECIDES TO TAKE THESE ACTIONS, THE FUND WILL INVEST DIRECTLY IN INDIVIDUAL PORTFOLIO SECURITIES RATHER THAN IN A CORRESPONDING MASTER PORTFOLIO.

SPECIFICALLY, THE BOARD WILL BE ASKED TO ADOPT/APPROVE AN ADVISORY AGREEMENT WITH THE ADVISER, AND SUB-ADVISORY AGREEMENTS WITH THE SUB-ADVISERS FOR THIS FUND, ON THE SAME TERMS AS THOSE FOR THE MASTER PORTFOLIO, AS WELL AS A SINGLE INTEGRATED ADMINISTRATION AGREEMENT COMBINING THE FUND-LEVEL ADMINISTRATIVE DUTIES AND FEES WITH THOSE AT THE CORRESPONDING MASTER PORTFOLIO-LEVEL. THESE ACTIONS WILL NOT RESULT IN ANY CHANGE IN TOTAL FEES OR THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES AS THEY ARE DESCRIBED IN THIS PROSPECTUS. NOR WILL THEY RESULT IN A CHANGE IN THE PRINCIPAL RISKS OF INVESTING IN THE FUND, EXCEPT THAT THE RISKS OF INVESTING IN A MASTER-FEEDER STRUCTURE, DISCLOSED IN THE FUND'S PROSPECTUS, WILL NO LONGER APPLY. THERE WILL BE NO TRANSACTION OR OTHER COSTS CHARGED TO FUND SHAREHOLDERS AND NO FEDERAL INCOME TAX CONSEQUENCES AS A RESULT OF THE ACTIONS.

SHAREHOLDER APPROVAL IS NOT REQUIRED TO IMPLEMENT THESE ACTIONS AND, ACCORDINGLY, WILL NOT BE REQUESTED. THIS PROSPECTUS WILL BE SUPPLEMENTED BY THE END OF AUGUST IF THE ACTIONS ARE NOT APPROVED BY THE BOARD OR ARE NOT IMPLEMENTED AS DESCRIBED.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Portfolio
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

COLUMBIA MANAGEMENT ADVISORS, LLC (THE ADVISER) IS THE INVESTMENT ADVISER TO THE PORTFOLIO. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH PORTFOLIO.




 YOU'LL FIND MORE ABOUT THE ADVISER STARTING ON PAGE 13.

--------------------------------------------------------------------------------


COLUMBIA MASTERS INTERNATIONAL EQUITY PORTFOLIO                  5
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     10
------------------------------------------------------------------
HOW THE PORTFOLIO IS MANAGED                                    13

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                         15
     How orders are processed                                   20
     Redemption fees                                            21
  Financial intermediary payments                               26
  Distributions and taxes                                       28
  Legal matters                                                 30
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            31
------------------------------------------------------------------
HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION                 33
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   35
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

COLUMBIA MASTERS INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE UNDERLYING FUNDS

YOU'LL FIND MORE INFORMATION ABOUT THE UNDERLYING FUNDS IN WHICH THE PORTFOLIO INVESTS, INCLUDING THEIR OBJECTIVES AND STRATEGIES, IN ABOUT THE UNDERLYING FUNDS AND IN THE SAI.

THE UNDERLYING FUNDS ARE EXPECTED TO REMAIN CONSTANT, HOWEVER, THE ADVISER HAS THE AUTHORITY TO ADD OR REMOVE UNDERLYING FUNDS IN WHICH THE PORTFOLIO INVESTS (INCLUDING FUNDS INTRODUCED AFTER THE DATE OF THIS PROSPECTUS) AT ANY TIME, AT ITS DISCRETION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks capital appreciation.

(COMPASS GRAPHIC)  INVESTMENT STRATEGIES
                   The Portfolio's assets are invested in Class Z shares of a combination of
                   Columbia Funds (Underlying Funds) on a fixed percentage basis. These Underlying
                   Funds, in turn, invest primarily in foreign equity securities. Under normal circumstances, the Portfolio will invest in Underlying Funds so that at least
                   80% of its assets are invested indirectly through such Underlying Funds in equity securities.

The Portfolio makes allocations of its assets to two Underlying Funds as follows:

  - 80% in Columbia Multi-Advisor International Equity Fund, which seeks long term capital growth by investing primarily in equity securities of non-U.S. companies in Europe, Australia, the Far East and other regions, including developing countries. The Portfolio invests in Columbia Multi-Advisor International Equity Master Portfolio. The Columbia Multi-Advisor International Equity Master Portfolio invests:

     - at least 80% of its assets in equity securities of established companies located in at least three countries other than the United States. The investment managers select countries, including emerging market or developing countries, that they believe have the potential for growth

     - primarily in equity securities, which may include equity interests in foreign investment funds or trusts, convertible securities, real estate investment trust securities and depositary receipts

  - 20% in Columbia Acorn International Fund, which seeks long-term growth of capital and invests:

     - the majority (under normal market conditions at least 75%) of its total assets in the stocks of foreign companies based in developed markets and emerging markets

     - in the stocks of companies based outside the United States with market capitalizations of less than $5 billion at the time of initial purchase

REBALANCING


The investment results of the Underlying Funds will vary. The portfolio manager monitors the percentage allocations to the Underlying Funds and is responsible for rebalancing the Portfolio's allocations to the Underlying Funds to ensure that the actual allocations do not exceed plus or minus 3% of the pre-determined fixed allocation percentages.

--------------------------------------------------------------------------------

YOU'LL FIND DETAILED INFORMATION ABOUT EACH UNDERLYING FUND'S INVESTMENT STRATEGIES AND RISKS IN ITS PROSPECTUS AND IN ITS SAI. PLEASE CALL US AT
1.800.345.6611 FOR COPIES.




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THE PORTFOLIO IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Masters International Equity Portfolio has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The Adviser uses an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns they expect, or that the Portfolio will fall in value. There is also the risk that the Underlying Funds the Portfolio invests in will not produce the returns the Adviser expects, or will fall in value. The Portfolio is not designed to provide comprehensive asset allocation.

      - STOCK MARKET RISK -- The Portfolio allocates assets to Underlying Funds that invest in stocks. The value of the stocks an Underlying Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - SMALL COMPANY RISK -- The Portfolio allocates assets to Underlying Funds that may invest in smaller companies. Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains, but also carry more risk.

      - FOREIGN INVESTMENT RISK -- The Portfolio allocates assets to Underlying Funds that invest primarily in foreign securities. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments. Underlying Funds that invest in securities of companies in emerging markets have high growth potential, but can be more volatile than securities in more developed markets.

      - FUTURES RISK -- The Portfolio allocates assets to Underlying Funds that may use futures contracts to convert currencies and to hedge against changes in foreign currency exchange rates. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Portfolio's volatility.

      - INVESTING IN COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY MASTER PORTFOLIO -- The Portfolio invests in Columbia Multi-Advisor International Equity Fund, which in turn invests in Columbia Multi-Advisor International Equity Master Portfolio. Other mutual funds and eligible investors can buy shares in Columbia Multi-Advisor International Equity Master Portfolio. All investors in Columbia Multi-Advisor International Equity Master Portfolio invest under the same terms and conditions as Columbia Multi-Advisor International Equity Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than Columbia Multi-Advisor

        International Equity Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        Columbia Multi-Advisor International Equity Fund could withdraw its entire investment from the Master Portfolio if it believes it is in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, Columbia Multi-Advisor International Equity Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. Columbia Multi-Advisor International Equity Fund might also have to pay brokerage, tax or other charges.

      - SECTOR RISK -- The Portfolio allocates assets to Underlying Funds that invest in different but closely related industries that are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Underlying Funds do not intend to focus on any particular sector, at times an Underlying Fund may have a significant portion of its assets invested in a particular sector.

      - MARKET TIMERS -- The Portfolio allocates assets to Underlying Funds that invest predominantly in foreign securities, and as such the Portfolio may be particularly susceptible to market timers. Market timers generally attempt to take advantage of the way a fund prices its shares by trading based on market information they expect will lead to a change in the fund's net asset value on the next pricing day. Market timing activity may be disruptive to fund management and, since a market timer's profits are effectively paid directly out of the fund's assets, may negatively impact the investment returns of other shareholders. Although the Portfolio and the Underlying Funds have adopted certain policies and methods intended to identify and to discourage frequent trading based on this strategy, they cannot ensure that all such activity can be identified or terminated.

      - EMERGING MARKETS RISK -- The Portfolio allocates assets to Underlying Funds that invest in emerging markets. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

      - VALUE STOCKS -- The Portfolio allocates assets to Underlying Funds that invest in stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor, and, in the Adviser's opinion, undervalued. If the Adviser's assessment of a company's prospectus is wrong, the price of its stock may fall, or may not approach the value the Adviser has put on it.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         Because the Portfolio has not been in operation for a full calendar year, no performance information is included in the Prospectus.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM THE PORTFOLIO'S ASSETS AND FROM THE ASSETS OF THE UNDERLYING COLUMBIA FUNDS THE PORTFOLIO INVESTS IN.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF PORTFOLIO DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE PORTFOLIO'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE PORTFOLIO
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Additional hypothetical fee and expense information relating to Class Z shares can be found in the section HYPOTHETICAL INVESTMENT
                   AND EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases, as a % of
         offering price                                                  N/A



         Maximum deferred sales charge (load) as a % of the lower of
         the original purchase price or net asset value                  N/A



         ANNUAL PORTFOLIO OPERATING EXPENSES
         (Expenses that are deducted from the Portfolio's assets)



         Management fees                                                0.00%



         Other expenses(1,2)                                            0.40%



         Total annual Portfolio operating expenses                      0.40%
                                                                         =====



         Fee waivers and/or reimbursements(3)                          (0.40)%



         Expense ratio of Underlying Funds(4)                           0.91%
                                                                         =====



         Gross expense ratio including expenses of Underlying Funds     1.31%



         Net expense ratio including expenses of Underlying Funds(5)    0.91%
                                                                         =====




      (1)The Portfolio's investment adviser has contractually agreed to bear the Portfolio's expenses so that the other operating expenses (excluding any management fees, distribution and service fees, interest, fees on borrowings, and extraordinary expenses and expenses associated with the Portfolio's investment in other investment companies) do not exceed 0.00% annually through February 15, 2008.

      (2)Other expenses are based on estimates for the current year, and have been restated to reflect contractual changes to the fees paid by the Portfolio for transfer agency services effective April 1, 2006.

      (3)The Portfolio's investment adviser has agreed to waive fees and/or reimburse expenses until February 15, 2008. The figure shown here is the amount of expected reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after February 15, 2008.

      (4)The figures contained in the table are based on amounts incurred during the Underlying Fund's most recent fiscal year.

      (5)Includes the fees and expenses incurred by the Portfolio directly and indirectly from the Underlying Funds in which the Portfolio invests. The ratios shown above are based on the fixed allocation.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

        - the Portfolio's indirect expenses remain at the amount shown above

        - the Portfolio's waivers and/or reimbursements shown above expire February 15, 2008 and are not reflected in the third year of the three years example

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  1 YEAR   3 YEARS
         CLASS Z SHARES                                            $93      $334

--------------------------------------------------------------------------------

YOU'LL FIND SPECIFIC INFORMATION ABOUT THE PORTFOLIO'S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS IN THE DESCRIPTION STARTING ON PAGE 5.

--------------------------------------------------------------------------------

Other important information
(LINE GRAPH GRAPHIC)

The following are some other risks and information you should consider before you invest:

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of the Portfolio or the Underlying Funds can be changed without shareholder approval. The 80% Policy of the Portfolio may be changed without shareholder approval by giving shareholders at least 60 days' notice. Other investment policies may be changed only with shareholder approval.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Portfolio and the Underlying Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The Adviser can also choose not to invest in specific securities described in this prospectus and in the SAI.

      - INVESTMENT IN COLUMBIA MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Portfolio and the Underlying Funds may invest their assets in the Columbia Money Market Funds. The Adviser and its affiliates are entitled to receive fees from the Columbia Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Portfolio or the Underlying Funds services provided directly.

      - FOREIGN INVESTMENT RISK -- The Underlying Funds may invest in foreign securities and may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulties selling some investments, which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If an Underlying Fund invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to foreign investments.

      - INVESTING DEFENSIVELY -- The Portfolio may temporarily hold up to 100% of its assets in the Columbia Money Market Funds to try to protect it during a market or economic downturn or because of political or other conditions. The Portfolio may not achieve its investment objective while it is investing defensively.

      - SECURITIES LENDING PROGRAM -- An Underlying Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned. It is possible that some of the approved broker-dealers or other financial institutions involved in the loans may be affiliates of Bank of America.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to the Portfolio and the Underlying Funds, including investment advisory, sub-advisory, distribution, administration, shareholder servicing, transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Portfolio and the Underlying Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Columbia Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - INVESTMENT IN AFFILIATED FUNDS -- The Adviser has the authority to select Underlying Funds. The Adviser or one of its affiliates is the investment adviser to each of the Underlying Funds. The Adviser may be subject to a conflict of interest in selecting Underlying Funds because the fees paid to it or its affiliates are higher than the fees paid to other Underlying Funds. However, as a fiduciary to each Portfolio, the Adviser has a duty to act in the best interest of the Portfolio in selecting Underlying Funds.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Columbia Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Portfolio's SAI and on the Columbia Funds' website. In addition, a complete list of the Portfolio's portfolio holdings for each calendar month will be available on the Columbia Funds website at www.columbiafunds.com under Fund Portfolio Data, 30 calendar days following each month-end and will remain posted on the website for three months.

      - PORTFOLIO TURNOVER -- A Portfolio or Underlying Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxable to individual shareholders at higher rates than long-term capital gains for federal income tax purposes. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Portfolio's returns.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        The Portfolio may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If the Portfolio becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of the Portfolio's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

How the Portfolio is managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER (COLUMBIA MANAGEMENT ADVISORS, LLC) AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 100 mutual fund portfolios in the Columbia Funds Family, including the Portfolio described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities and money market instruments. The Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions.

Columbia Management currently has approximately $312 billion in assets under management, which consists of assets under the discretionary management of both the Adviser and Columbia Wanger Asset Management, L.P.

Vikram Kuriyan, head of the Adviser's Quantitative Strategies Group, is the portfolio manager responsible for making the day-to-day investment decisions for the Portfolio. Dr. Kuriyan is responsible for monitoring the percentage allocations to the Underlying Funds and rebalancing the Portfolio's allocations to the Underlying Funds to ensure that the actual allocations do not exceed plus or minus 3% of the pre-determined fixed allocation percentages. Dr. Kuriyan's professional biography is provided in the table below. The SAI provides additional information about the compensation of the portfolio manager, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

                                                           BUSINESS EXPERIENCE
  PORTFOLIO MANAGER  LENGTH OF SERVICE WITH THE PORTFOLIO  DURING THE PAST FIVE YEARS
  VIKRAM KURIYAN     SINCE FEBRUARY 2006                   COLUMBIA MANAGEMENT --
                     (SINCE INCEPTION)                     PORTFOLIO MANAGER SINCE 2000

The Adviser does not receive advisory fees directly for the services it provides to the Portfolio. However, the Adviser and its affiliates may receive fees indirectly for the services they provide to the Underlying Funds.

Columbia Multi-Advisor International Equity Fund does not have its own investment adviser because it is a feeder fund that invests in Columbia Multi-Advisor International Equity Master Portfolio.

The Adviser is the investment adviser to the Columbia Multi-Advisor International Equity Master Portfolio. Columbia Funds and the Adviser have engaged Causeway Capital Management LLC, a registered investment adviser, and Marsico Capital Management, LLC, an indirect wholly-owned subsidiary of Bank of America Corporation, as co-investment sub-advisers to the Columbia Multi-Advisor International Equity Master Portfolio.

Columbia Wanger Asset Management, L.P., an indirect wholly-owned subsidiary of Bank of America Corporation, is the investment adviser to the Columbia Acorn International Fund.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with the Adviser is available in the SAI.

The investment adviser and sub-advisers of each of the Underlying Funds are set forth below:

  UNDERLYING FUND               INVESTMENT ADVISER            SUB-ADVISERS
  COLUMBIA MULTI-ADVISOR     COLUMBIA MANAGEMENT        MARSICO CAPITAL
  INTERNATIONAL EQUITY       ADVISORS, LLC              MANAGEMENT, LLC;
  MASTER PORTFOLIO                                      CAUSEWAY CAPITAL
                                                        MANAGEMENT LLC
  COLUMBIA ACORN             COLUMBIA WANGER ASSET      N/A
  INTERNATIONAL FUND         MANAGEMENT, L.P.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02111-2621

--------------------------------------------------------------------------------


OTHER SERVICE PROVIDERS

The Portfolio is distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer and an indirect, wholly-owned subsidiary of Bank of America Corporation. The Distributor may receive fees for the distribution services it provides to the Portfolio.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------


Columbia Management Advisors, LLC is the administrator of the Portfolio (Administrator), and is responsible for overseeing the administrative operations of the Portfolio. The Administrator does not receive any fees for the administrative services it provides to the Portfolio.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc. is the transfer agent for the Portfolio's shares (Transfer Agent), and is an indirect, wholly-owned subsidiary of Bank of America Corporation. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares

(BUYING, SELLING, TRANSFERRING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


This prospectus offers Class Z shares of the Portfolio. Here are some general rules about this class of shares:

  - Class Z shares are available to certain eligible investors. The eligible investors described below are subject to different minimum initial investment requirements. Eligible investors and their applicable investment minimums are as follows:

 NO MINIMUM INITIAL INVESTMENT


  - Any client of Bank of America Corporation or a subsidiary purchasing shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America Corporation or the subsidiary;

  - Any group retirement plan, including defined benefit and defined contribution plans such as: 401(k), 403(b), and 457(b) plans (but excluding individual retirement accounts (IRAs)), for which an intermediary or other entity provides services and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent;

  - Any investor purchasing through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code; or

  - Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

 $1,000 MINIMUM INITIAL INVESTMENT


  - Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares;
    (ii) who held Primary A shares prior to the share class re-titling on August 22, 2005 (iii) who holds Class A shares that were obtained by exchange of Class Z shares; or (iv) who purchased certain no-load shares of a fund merged with a fund distributed by the Distributor;

  - Any trustee or director (or family member of a trustee or director) of any fund distributed by the Distributor;

  - Any employee (or family member of an employee) of Bank of America Corporation or a subsidiary;

  - Any investor participating in an account offered by an intermediary or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor purchasing through an intermediary must independently satisfy the $1,000 minimum investment requirement);

  - Any institutional investor which is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization; which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933; or

  - Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, purchasing shares for its own account, including Bank of America Corporation, its affiliates, or subsidiaries.

Columbia Funds reserves the right to change the criteria for eligible investors and the investment minimums. No minimum investment applies to accounts participating in the automatic investment plan; however, each investment requires a $50 minimum purchase. Columbia Funds also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Portfolio and its shareholders.

You'll find more information about buying, selling and exchanging Class Z shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs and services.

The Portfolio also offers other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.345.6611 if you have any questions, or you need help placing an order.

Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Class Z shares. Certain financial institutions and intermediaries that offer Class Z shares may have policies that clients holding Class Z shares through the financial institution or intermediary will automatically have their holdings converted to Class A shares at the time that they move their relationship away from the financial institution or intermediary. Generally, no sales charges or other charges will apply to such a conversion, however an investor should contact their financial institution or intermediary to learn the details of any such policy and also should talk to their tax adviser about the tax consequences of any such automatic conversion. In addition, Class A shares have higher operating costs which can reduce total returns.

Federal law requires the Portfolio to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Portfolio may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Portfolio is unable to verify your identity after your account is open, the Portfolio reserves the right to close your account or take other steps as deemed reasonable. The Portfolio shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of the Portfolio's long-term shareholders may be adversely affected by certain short-term trading activity by Portfolio shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Portfolio shares held by long-term shareholders and have other adverse effects on the Portfolio. This type of excessive short-term trading activity is referred to herein as "market timing." The Portfolio is not intended as a vehicle for market timing. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Portfolio to implement their market timing strategies. Columbia Funds' Board has adopted policies and procedures with respect to market timing activity as discussed below.

Market timing may negatively impact long-term performance of the Portfolio by requiring it to maintain a larger percentage of assets in cash or to liquidate portfolio holdings at a disadvantageous time. Market timing could increase the Portfolio's expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, and large asset fluctuations that could diminish the Portfolio's ability to provide the maximum investment return to all participants. Certain Portfolios or Funds may be more susceptible to these negative effects of market timing. For example, Funds that invest principally in foreign securities may be more susceptible to arbitrage opportunities resulting from mispricing due to time zone differences among international financial markets. Market timers seek potential price differentials that may occur with securities that trade in a different time zone. Funds that invest principally in small- and mid-capitalization securities may be more susceptible to arbitrage opportunities due to the less liquid nature of smaller company securities. Fair value pricing may reduce these arbitrage opportunities.

Columbia Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if Columbia Funds detects that a shareholder has conducted two "round trips" (as defined below) in a Portfolio or Fund (other than a Columbia Money Market Fund, Columbia Short Term Bond Fund or Columbia Short Term Municipal Bond Fund) that are deemed material by Columbia Funds in any 28-day period, Columbia Funds will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a Columbia Money Market Fund, Columbia Short Term Bond Fund or Columbia Short Term Municipal Bond Fund). In addition, if Columbia Funds determines that any person, group or account has engaged in any type of market timing activity (independent of the two round trip limit) Columbia Funds may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund. In any event, Columbia Funds also retains the right to reject any order to buy or exchange shares as discussed in the section BUYING, SELLING AND EXCHANGING SHARES -- HOW ORDERS ARE PROCESSED and also retains the right to modify these market timing policies at any time without prior notice to shareholders.

The rights of shareholders to redeem shares of the Portfolio are not affected by any of these limits. However, certain Funds, including the Portfolio, impose a redemption fee on the proceeds of Portfolio shares that are redeemed or exchanged within 60 days of purchase. Please refer to the section ABOUT YOUR INVESTMENT -- INFORMATION FOR INVESTORS -- REDEMPTION FEES to determine if a redemption fee might be applicable to your shares. For these purposes, a "round trip" is a purchase by any means into a Portfolio or Fund followed by a redemption, of any amount, by any means out of the same Portfolio or Fund. Under this definition, an exchange into a Portfolio or Fund followed by an exchange out of the same Portfolio or Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Systematic Investment Plan, Automatic Withdrawal Plan, Automatic Exchange Feature or similar automated plans generally are not subject to the two round trip limit. The two round trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Columbia Funds. However, there can be no assurance that these policies and procedures, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. Columbia Funds typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Columbia Funds practices discussed above. Consequently, there is the risk that Columbia Funds may not be able to do anything in response to market timing that occurs in a Portfolio or Fund which may result in certain shareholders being able to market time a Portfolio or Fund while the shareholders in that Fund bear the burden of such activities.

Columbia Funds seeks to act in a manner that it believes is consistent with the best interests of Portfolio shareholders in making any judgments regarding market timing. Neither Columbia Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or transfers.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on a Portfolio's net asset value per share. We calculate net asset value per share for each class of the Portfolio at the end of each business day. The net asset value per share of the Portfolio is based on the net asset value per share of the Underlying Columbia Funds the Portfolio invests in.

We calculate the net asset value for each class of the Portfolio by determining the value of the Portfolio's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN AN UNDERLYING FUND

The value of an Underlying Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in an Underlying Fund. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. For example, securities which may be subject to fair valuation include, but are not limited to: (1) restricted securities for which a pricing service is unable to provide a market price; (2) securities whose trading has been formally suspended; (3) debt securities that have gone into default and for which there is no current market quotation; and (4) a security whose market price is not available from a pre-established pricing service. In addition, an Underlying Fund may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which an Underlying Fund's share price is calculated. Foreign exchanges typically close before the time as of which an Underlying Fund's share prices are calculated, and may be closed altogether on some days an Underlying Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Underlying Fund shares. However, when an Underlying Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Columbia Funds has retained an independent fair value pricing service to assist in the fair valuation process for Underlying Funds that primarily invest in international equity securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by an Underlying Fund could change on days when Underlying Fund shares cannot be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders to buy, sell or exchange shares may be delivered to the Transfer Agent by telephone, in writing or through the internet. For more information on account and trading restrictions and special sign-up procedures for internet transactions, please call us at 1.800.345.6611. The Transfer Agent has procedures in place to authenticate electronic instructions. You will be asked to accept the terms of an online agreement and utilize a password for internet services.

Orders received in good order by the Portfolio, Distributor, Transfer Agent or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. We will not be liable for following telephone instructions that we reasonably believe are genuine.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF REDEMPTION FEES.

YOU SHOULD TELL YOUR INVESTMENT PROFESSIONAL THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE SELLING SHARES.

WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

--------------------------------------------------------------------------------


REDEMPTION FEES

The Portfolio assesses, subject to limited exceptions, a 2.00% redemption fee on the proceeds of Portfolio shares that are redeemed (either by selling shares or exchanging into another Portfolio or Fund) within 60 days of their purchase. The redemption fee is paid to the Portfolio or Fund from which you are redeeming shares (including redemptions by exchange).

The redemption fee is imposed on Portfolio shares redeemed (including redemptions by exchange) within 60 days of purchase. In determining which shares are being redeemed, we generally apply a first-in, first-out approach. For Portfolio shares acquired by exchange, the holding period prior to the exchange will not be considered in determining whether to apply the redemption fee.

The redemption fee will not be imposed if you qualify for a waiver and the Portfolio has received proper notification. We'll redeem any shares that are eligible for a waiver first. For a discussion of the effects of market timing please see the section BUYING, SELLING AND EXCHANGING SHARES -- SHORT-TERM TRADING ACTIVITY AND MARKET TIMING.

      You won't pay an otherwise applicable redemption fee on the following categories of transactions:

        - shares sold following the death or disability (as defined in the Internal Revenue Code) of the shareholder, including a registered joint owner

        - shares sold by or distributions from participant-directed retirement plans, such as 401(k), 403(b), 457, Keogh, profit sharing and money purchase pension plans, where Columbia Funds does not have access to information about the individual participant account activity, except where Columbia Funds has received an indication that the plan administrator is able to assess the redemption fee on the appropriate accounts

        - shares sold by certain investment funds (e.g. Columbia LifeGoal Portfolios and Future Scholar) that have provided assurances reasonably satisfactory to the Adviser that the investment fund is not a vehicle for market timing. The Adviser or its affiliates may manage certain of the approved investment funds

        - shares sold in certain transactions in connection with certain asset allocation or wrap programs where the program sponsor has provided assurances reasonably satisfactory to the Adviser that the program is not designed to be a vehicle for market timing

        - shares sold by accounts where Columbia Funds has received information reasonably satisfactory to the Adviser indicating that financial institutions or intermediaries maintaining the accounts are currently unable for administrative reasons to assess the redemption fee on underlying shareholders

        - shares sold by an account which has demonstrated a severe hardship, such as a medical emergency, as determined in the absolute discretion of the Adviser

        - shares that were purchased by reinvested dividends

        - shares that are redeemed or exchanged through Columbia Funds' Automatic Withdrawal Plan or Automatic Exchange Feature or similar affiliated or unaffiliated automated plans

        - the following retirement plan distributions:

           - lump-sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy" plan)

           - distributions from an individual retirement account (IRA) or Custodial Account under Section 403(b)(7) of the Internal Revenue Code, following attainment of age 59 1/2

      Columbia Funds also has the discretion to waive the 2% redemption fee if a Fund is in jeopardy of failing the 90% income test or losing its RIC qualification for tax purposes.

      Certain financial institutions or intermediaries may not assess redemption fees on certain categories of redemptions that they believe do not present significant market timing concerns (such as automatic withdrawal plan redemptions). Conversely, certain financial institutions or intermediaries may assess redemption fees on certain redemptions by accounts maintained with them that would be exempt from the redemption fee if the accounts were maintained directly with the Transfer Agent or with a different financial institution or intermediary. Columbia Funds and its agents reserve the right to permit imposition of the redemption fee under these circumstances. Columbia Funds' ability to assess redemption fees or apply waivers is generally limited by the policies of these financial institutions and intermediaries. Accordingly, the parameters of the exemption categories described above are subject to the different policies of the various financial institutions and intermediaries that maintain accounts. You should check with your financial institution or intermediary about its redemption fee and waiver policies before investing or submitting a redemption order within the specified time periods.

      Columbia Funds reserves the right to impose the redemption fee in the future if it determines that a financial institution or intermediary that previously did not or was not able to assess the redemption fee on underlying shareholders has developed the policy or capability to assess the fee on some or all of its underlying shareholders, however, Columbia Funds may determine not to impose the redemption fee under certain circumstances. From time to time, as circumstances change, Columbia Funds may modify or eliminate certain exemption categories without advance notice to shareholders.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY THE PORTFOLIO EVERY BUSINESS DAY.
--------------------------------------------------------------------------------



(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Class Z shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we reserve the right to cancel your order. We'll return any payment received for orders that have been cancelled.

        - Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Portfolio. We don't issue certificates.

        - Financial institutions and intermediaries are responsible for recording the beneficial ownership of the shares of their clients, and for reporting this ownership on account statements they send to their clients.

SYSTEMATIC INVESTMENT PLAN
You can make regular purchases in the amount of $50 or more using automatic transfers from your bank account to the Portfolios choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - You can buy shares any day of the month on a monthly, quarterly or semi-annual basis.

  - Some exceptions apply to employees of Bank of America and its affiliates. For details, please contact your investment professional.


(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - You can sell up to an aggregate of $100,000 of shares by check via the telephone or through the internet in a 30-day period if you qualify for telephone or internet orders.

        - If you paid for your shares by check, we'll hold the sale proceeds when you sell those shares for at least 10 days after the trade date of the purchase.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell shares.

        - We can delay payment of the sale proceeds for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

        - The Portfolio assesses, subject to limited exceptions, a 2.00% redemption fee on the proceeds of Portfolio shares that are redeemed (either by selling shares or exchanging into another Portfolio or Fund) within 60 days of their purchase. Please see CHOOSING A SHARE CLASS -- REDEMPTION FEES for details.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), or your account may be subject to an annual fee of $10. The Transfer Agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty.

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you.

        - under certain other circumstances allowed under the 1940 Act.

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw funds any day of the month on a monthly, quarterly or semi-annual basis.

Here's how the plan works:

  - Your account balance must be at least $5,000 to set up the plan. Certain fee based accounts are not subject to the $5,000 requirement.

  - If you set up the plan after you've opened your account, your signature must be Medallion Guaranteed.

  - We'll send you a check or deposit the money directly in your bank account.

  - You can cancel the plan by giving your selling agent or us 30 days' notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE PORTFOLIO OR FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.
--------------------------------------------------------------------------------



(EXCHANGING SHARES      EXCHANGING SHARES
  GRAPHIC)

      You can generally sell shares of the Portfolio to buy shares of another Portfolio or Columbia Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - You can exchange Class Z shares of the Portfolio for Class Z shares of any other Portfolio or Fund distributed by the Distributor. Some exceptions apply.

        - The rules for buying shares of a Portfolio or Fund, including any minimum investment requirements, apply to exchanges into that Portfolio or Fund.

        - You may only make exchanges into a Portfolio or Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Portfolio or Fund that is accepting investments.

        - The Portfolio assesses, subject to certain exceptions, a 2.00% redemption fee on the proceeds of Portfolio shares that are redeemed (either by selling shares or exchanging into another Portfolio or Fund) within 60 days of their purchase. Please see ABOUT YOUR INVESTMENT -- BUYING, SELLING AND EXCHANGING SHARES -- REDEMPTION FEES for details.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

AUTOMATIC EXCHANGE FEATURE
The Automatic Exchange Feature lets you exchange $100 or more of Class Z shares any day of the month. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to the Transfer Agent in writing or call 1.800.345.6611.

  - If you set up your plan to exchange more than $100,000 you must have your signature Medallion Guaranteed.

  - You can choose to have us transfer your money on any day of the month.

  - The rules for making exchanges apply to automatic exchanges.

Financial intermediary payments
(PERCENT GRAPHIC)

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

--------------------------------------------------------------------------------


The Distributor or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor or one of its affiliates. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by the Distributor attributable to that financial intermediary, gross sales of the mutual funds distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the support payments to any one financial intermediary are generally expected to be between 0.02% and 0.10% (between 0.03% and 0.12% in the case of the Columbia Money Market Funds) on an annual basis for payments based on average net assets of a Columbia Fund attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of a Columbia Fund (other than the Columbia Money Market Funds) attributable to the financial intermediary. The Distributor or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in a Columbia Fund.

Payments may also be made to certain financial intermediaries, including other Bank of America affiliates, that provide investor services to retirement plans and other investment programs to compensate financial intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.40% of the total Columbia Fund assets in the program on an annual basis. The Board has authorized the Funds to reimburse the Transfer Agent for amounts paid to financial intermediaries that maintain assets in omnibus accounts, subject to an annual cap of 0.11% of net assets maintained in such accounts. The amounts in excess of that reimbursed by a Portfolio will be borne by the Distributor or its affiliates.

The Distributor or its affiliates may make other payments or allow promotional incentives to financial intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

Amounts paid by the Distributor or its affiliates are paid out of the Distributor's or its affiliates' own revenue and do not increase the amount paid by you or your Portfolio. You can find further details about the payments made by the Distributor or its affiliates and the services provided by financial intermediaries as well as a list of the financial intermediaries to which the

Distributor or its affiliates has agreed to make marketing support payments in the SAI, which can be obtained at www.columbiafunds.com or by calling
1.800.345.6611. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from the Distributor and its affiliates and any services it provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular Portfolio or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.

Distributions and taxes
(TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF THE PORTFOLIO -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, the gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain, if any, to its shareholders. The Portfolio intends to pay out a sufficient amount of its income and capital gain to its shareholders so the Portfolio won't have to pay any federal income tax. When the Portfolio makes this kind of a payment, it's split among all shares and is called a distribution.

The Portfolio normally declares and pays distributions of net investment income annually, and distributes any net realized capital gain at least once a year. The Portfolio may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day before the distribution is declared. Shares are eligible to receive net investment income distributions from the trade date and net realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of the Portfolio usually pay different net investment income distribution amounts because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the Portfolio unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover or by calling us at
1.800.345.6611. Distributions of $10 or less will automatically be reinvested in additional Portfolio shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the same Portfolio.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Portfolio shares shortly before the Portfolio makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Portfolio that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Portfolio sells those securities and distributes the realized gain. This distribution is also subject to tax. The Portfolio has built up, or has the potential to build up, high levels of unrealized capital gain.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE PORTFOLIO. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING PORTFOLIO SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT YOUR TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of the Portfolio's ordinary income and net realized short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of net realized long-term capital gain, if any, generally are taxable to you as long-term capital gain.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. The Portfolio's long-term capital gain distributed to individual shareholders, if any, generally will qualify for the reduced rate of tax if attributable to the Portfolio's sales and exchanges. Also, if you're an individual Portfolio shareholder, the portion of your distributions attributable to dividends received by the Portfolio from certain U.S. and foreign corporations generally will be taxed at a maximum 15% rate of tax as long as certain holding period requirements are met. Absent further legislation, these reduced rates of tax will expire after December 31, 2010. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Portfolio. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is exempt from state and local individual income taxes. Distributions you receive that come from interest the Portfolio earns from U.S. government obligations may not be exempt from these taxes. Please consult your tax adviser about your specific tax situation.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities redemptions and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied as a credit against your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

Your redemptions (including redemptions paid in securities) and exchanges of Portfolio shares usually will result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held such Portfolio shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

Legal matters

On February 9, 2005, the Adviser and Distributor entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, the Adviser and Distributor have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. The Adviser and Distributor are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Columbia Funds Series Trust (formerly known as Nations Funds Trust), its Board of Trustees, Bank of America Corporation and certain of its affiliates, including the Adviser and Distributor (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and other cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Funds Series Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds Series Trust against BAC and others that asserts claims under the federal securities laws and state common law. Columbia Funds Series Trust is a nominal defendant in this action.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of these actions. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Columbia Funds shareholders and/or the Columbia Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for preliminary approval.

Separately, several putative class actions have been filed against Columbia Funds Series Trust, Bank of America Corporation and certain of its affiliates, and others, in various federal courts relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. (George Siepel, et al. v. Bank of America, Columbia Funds Series Trust, et al., instituted December 28, 2005, U.S. District Court, E.D. Mo.; Luleff v. Bank of America, Columbia Funds Series Trust, William Carmichael, et al., instituted February 22, 2006, U.S. District Court, S.D. NY.). The suits allege various claims including state law claims for breach of fiduciary duty, breach of contract, unjust enrichment and violations of federal securities laws and seek damages and other remedies.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Portfolio has performed for the past five years or, if shorter, the period of operations. Certain information reflects financial results for a single Portfolio share. The total investment return line indicates how much an investment in the Portfolio would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited to PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the Portfolio's financial statements, is included in the Portfolio's annual report. The Portfolio's financial statements are incorporated by reference into the SAI. Please see the back cover of the prospectus to find out how you can get a copy of the SAI.

COLUMBIA MASTERS INTERNATIONAL
EQUITY PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                             PERIOD ENDED
  CLASS Z SHARES                             03/31/06(a)
  Net asset value, beginning of period          $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss(b)                       --(c)(i)
  Net unrealized gain on investments             0.26
  Total from investment operations               0.26
  Net asset value, end of period                $10.26
  TOTAL RETURN(D)(E)(J)                         2.60%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Expenses(f)                                --%(g)(h)(i)
  Net of investment loss(f)                   --%(g)(h)
  Waiver/reimbursement                        13.23%(g)
  Portfolio turnover rate                         --
  Net assets, end of period (000's)              $316

(a) Class Z shares were initially offered on February 15, 2006. Per share data and total return reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Rounds to less than $0.01.
(d) Total return at net asset value.
(e) If the Fund's investment adviser and/or any of its affiliates had not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) The benefits derived from custody credits had an impact of less than 0.01%.
(g) Annualized.
(h) Rounds to less than 0.01%
(i) Portfolio expenses do not include expenses of the Underlying Funds.
(j) Not annualized.

Hypothetical investment and expense information

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Portfolio, including investment advisory fees and other Portfolio costs, on the Portfolio's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class Z shares of the Portfolio assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The chart also assumes that all dividends and distributions are reinvested. The annual expense ratios used for the Portfolio, which are the same as those stated in the Annual Portfolio Operating Expenses table, are presented in the chart, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The table shown below reflects the maximum initial sales charge, if any, but does not reflect any contingent deferred sales charges, if any, which may be payable on redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

COLUMBIA MASTERS INTERNATIONAL EQUITY PORTFOLIO -- CLASS Z SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              0.91%                4.09%             $10,409.00         $92.86
       2           10.25%              0.91%                8.35%             $10,834.73         $96.66
       3           15.76%              1.31%               12.35%             $11,234.53        $144.55
       4           21.55%              1.31%               16.49%             $11,649.08        $149.89
       5           27.63%              1.31%               20.79%             $12,078.93        $155.42
       6           34.01%              1.31%               25.25%             $12,524.65        $161.15
       7           40.71%              1.31%               29.87%             $12,986.81        $167.10
       8           47.75%              1.31%               34.66%             $13,466.02        $173.27
       9           55.13%              1.31%               39.63%             $13,962.92        $179.66
      10           62.89%              1.31%               44.78%             $14,478.15        $186.29
  TOTAL GAIN AFTER FEES & EXPENSES                                             $4,478.15
  TOTAL ANNUAL FEES & EXPENSES                                                                $1,506.85

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO COLUMBIA FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------

Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of the Fund's assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 under the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

BOND -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

CITIGROUP ALL BB&B-RATED HIGH YIELD MARKET INDEX -- an unmanaged index that measures the performance of below investment-grade debt securities rated "BB" or "B" by Standard & Poor's Corporation and issued by corporations domiciled in the U.S. or Canada. All bonds in the index are publicly placed, have fixed coupons and are non-convertible. It is unavailable for investment and does not reflect fees, brokerage commissions and other expenses of investing.

COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CROSSING NETWORKS -- an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB HIGH YIELD INDEX -- an unmanaged trader-priced portfolio constructed to mirror the investable universe of the dollar-denominated high yield debt market. Issues must be publicly registered in the U.S. or issued under Rule 144A with registration rights. The index includes below investment grade, cash pay, zero-coupon, stepped-rate and pay-in-kind bonds with at least one year remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DEPOSITARY RECEIPTS -- evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVERSIFIED -- A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

DURATION -- a measure used to estimate how much a Fund's net asset value will fluctuate in response to a change in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The securities issued by the FHLMC are guaranteed as to timely payment of interest and the ultimate collection of principal only by the FHLMC and are not insured or guaranteed by the U.S. government.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. FNMA is a congressionally chartered company, although neither its common stock nor the securities it issues are insured or guaranteed by the U.S. government. The securities issued by FNMA are guaranteed as to timely payment of both principal and interest only by FNMA.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from two, or in some circumstances one, nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

FORWARD FOREIGN CURRENCY CONTRACTS -- a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUNDAMENTAL ANALYSIS -- a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- a government-owned corporation that is considered an agency of the U.S. government. It guarantees, with the full faith and credit of the U.S. government, full and timely payment of all principal and interest on its mortgage-backed securities.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

HIGH YIELD DEBT SECURITY -- a debt security (also known as a "junk" bond) that, at the time of purchase, is either rated by an NRSRO to be below investment-grade (e.g., rated "BB" or lower by S&P) or is unrated but believed by a Fund's portfolio manager(s) or portfolio management team to be of comparable quality.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

LEHMAN BROTHERS U.S. AGGREGATE INDEX -- an unmanaged index made up of U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities and asset-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. AGGREGATE 1-3 YEARS INDEX -- an unmanaged index that measures yield, price and total return for government, Treasury, agency, corporate, mortgage and Yankee bonds with 1-3 years in average life. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. HIGH YIELD INDEX -- an unmanaged index that measures yield, price and total return for corporate and non-corporate fixed rate, non-investment grade debt. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.


MERRILL LYNCH ALL CONVERTIBLES ALL QUALITIES INDEX -- an unmanaged index that measures the performance of all U.S. dollar-denominated convertible securities of issuers not currently in bankruptcy. Securities in the index have total market values greater than $50 million at issuance. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MERRILL LYNCH 1-3 YEAR MUNICIPAL INDEX -- an unmanaged index that tracks the performance of investment grade U.S. tax exempt bonds with remaining terms to final maturities of at least one year and less than three years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MERRILL LYNCH 1-3 YEAR TREASURY INDEX -- an unmanaged index of short-term U.S. Treasury bonds with maturities of one to three years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MONEY MARKET INSTRUMENT -- a high quality, short-term debt security that pays interest based on a fixed, variable or floating rate and is considered to mature in 13 months or less. Money market instruments include, but are not limited to, U.S. Treasury obligations, U.S. government obligations, certificates of deposit and time deposits, bankers' acceptances, commercial paper, corporate bonds, extendible commercial notes, asset backed securities, funding agreements, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MORTGAGE DOLLAR ROLLS -- transactions in which a Fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase those or similar securities at a mutually agreed-upon future date and lower price. The difference between the sale price and the repurchase price is known as the "drop".

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

OVER-THE-COUNTER MARKET -- a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

PRE-REFUNDED BOND -- a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

PRICE-TO-EARNINGS RATIO (P/E RATIO) -- the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

PRIVATE PLACEMENT -- a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

QUANTITATIVE ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

REAL ESTATE INVESTMENT TRUST (REIT) -- a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests. A REIT is a tax-advantaged entity with a special election under the Internal Revenue Code whose assets are composed primarily of such investments.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

RIGHT -- a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

S&P 500(1) INDEX -- an unmanaged index of 500 widely held common stocks. The S&P 500 covers 80% of the U.S. market and encompasses more than 100 different industry groups. It is not available for investment and does not reflect fees, brokerage commissions to other expenses of investing.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SENIOR SECURITY -- a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SHORT-SELLING -- the practice of borrowing a security (or commodity futures contract) from a broker and selling it, with the understanding that it must later be repurchased and returned to the broker. Short-selling (or "selling short") is a technique used by investors who try to profit from the falling price of a stock.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

ZERO-COUPON BOND -- a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

(1)"Standard & Poor's", "S&P", "S&P 500", "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser. The Portfolios are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

COLUMBIA MANAGEMENT.



Where to find more information

You'll find more information about the Portfolio in the following document:



STATEMENT OF ADDITIONAL INFORMATION

The SAI contains additional information about the Portfolio and its policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

You can obtain a free copy of this document, request other information about the Portfolio and make shareholder inquiries by contacting Columbia Funds:

By telephone:
1.800.345.6611

By mail:
COLUMBIA FUNDS
c/o COLUMBIA FUNDS SERVICES
P.O. BOX 8081
BOSTON, MA 02266-8081

On the Internet:
www.columbiafunds.com



Information about the Portfolio can be reviewed and copied at the SEC'S Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Information about the Portfolio is available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.




Sec file number: 811-09645
Columbia Funds Series Trust

INT-36/111197-0606

COLUMBIA MANAGEMENT.




                                     Columbia Masters
                                     Heritage Portfolio

                                     Prospectus -- Class Z Shares

                                     August 1, 2006




















                                   THE SECURITIES AND EXCHANGE COMMISSION (SEC)
                                   HAS NOT APPROVED OR DISAPPROVED THESE
                                   SECURITIES OR DETERMINED IF THIS PROSPECTUS
                                   IS TRUTHFUL OR COMPLETE.

                                   ANY REPRESENTATION TO THE CONTRARY IS A
                                   CRIMINAL OFFENSE.





     NOT FDIC-INSURED    NOT BANK ISSUED

          NO BANK
         GUARANTEE       MAY LOSE VALUE

AN OVERVIEW OF THE PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE COLUMBIA FUNDS FAMILY (COLUMBIA FUNDS OR COLUMBIA FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 33.

YOUR INVESTMENT IN THE PORTFOLIO IS NOT A BANK DEPOSIT OR OTHER OBLIGATION OF, OR ISSUED OR ENDORSED OR GUARANTEED BY, BANK OF AMERICA, N.A. (BANK OF AMERICA) OR ANY OF ITS AFFILIATES. YOUR INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION
(FDIC) OR ANY OTHER GOVERNMENT AGENCY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE PORTFOLIO AND MAY BE COMPENSATED OR INCENTED IN CONNECTION WITH THE SALE OF THE PORTFOLIO.

YOUR INVESTMENT IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL INVESTED. YOUR INVESTMENT MAY LOSE MONEY.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about Columbia Masters Heritage Portfolio. Please read it carefully because it contains information that is designed to help you make informed investment decisions.

Unlike traditional mutual funds, which invest in individual securities, the Portfolio invests in a mix of Columbia Funds using an asset allocation approach. These kinds of mutual funds are sometimes called "funds of funds."

ABOUT ASSET ALLOCATION

Asset allocation is the process of creating a portfolio by investing in different asset classes -- for example, domestic equity securities, foreign equity securities and fixed income securities -- in varying proportions.

The mix of asset classes and how much is invested in each may be the most important factor in how the Portfolio performs and the amount of risk involved. Each asset class, and market segments within a class, like large-, mid- and small-capitalization stocks, have different return and risk characteristics, and react in different ways to changes in the economy. An investment approach that combines asset classes and market segments may help to reduce overall volatility of an asset allocation fund.

ABOUT THE PORTFOLIO

The Portfolio has its own asset allocation strategy, which gives it distinctive risk/return characteristics. The Portfolio is not designed to provide comprehensive asset allocation. The performance of the Portfolio depends on many factors, including its allocation strategy and the performance of the Underlying Funds it invests in. In general, the more the Portfolio allocates to Underlying Funds that invest in equity securities, the greater the potential return and the greater the risk of a decline in share price. The more the Portfolio allocates to Underlying Funds that invest in fixed income securities, the greater the potential for price stability and the lower the potential for return. There's always a risk that you'll lose money or that you may not earn as much as you expect.

Columbia Masters Heritage Portfolio seeks capital appreciation by allocating its assets in a fixed percentage to Underlying Funds which invest primarily in U.S. and, to a lesser extent, foreign equity securities and U.S. and foreign fixed income securities. Equity securities have the potential to provide higher returns than many other kinds of investments, but they also tend to have the highest risk. Fixed income securities have the potential to increase in value, because, when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of fixed income securities.

IS THE COLUMBIA MASTERS HERITAGE PORTFOLIO RIGHT FOR YOU?

When you're choosing a Portfolio to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

Columbia Masters Heritage Portfolio may be suitable for you if:

  - you have longer-term investment goals

  - it is part of a balanced portfolio

It may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with equity and fixed income securities

  - you have short-term investment goals

  - you're looking for a regular stream of income

You'll find a discussion of the Portfolio's investment objective, principal investment strategies and risks in the Portfolio description that starts on page 5.

FOR MORE INFORMATION

If you have any questions about the Portfolio, please call us at 1.800.345.6611 or contact your investment professional.

You'll find more information about the Portfolio in the Statement of Additional Information (SAI). The SAI includes more detailed information about the Portfolio's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

AT BOARD MEETINGS SCHEDULED FOR MID-AUGUST 2006, THE BOARD OF TRUSTEES OF COLUMBIA FUNDS SERIES TRUST WILL BE ASKED TO TAKE VARIOUS ACTIONS TO ENABLE ONE OF THE PORTFOLIO'S UNDERLYING FUNDS, COLUMBIA MARSICO 21ST CENTURY FUND, TO OPERATE AS A STAND-ALONE FUND. THIS PROSPECTUS DESCRIBES THIS FUND AS A FEEDER FUND THAT INVESTS ALL OF ITS ASSETS IN A CORRESPONDING MASTER PORTFOLIO THAT, IN TURN, INVESTS IN INDIVIDUAL PORTFOLIO SECURITIES. IF THE BOARD DECIDES TO TAKE THESE ACTIONS, THE FUND WILL INVEST DIRECTLY IN INDIVIDUAL PORTFOLIO SECURITIES RATHER THAN IN A CORRESPONDING MASTER PORTFOLIO.

SPECIFICALLY, THE BOARD WILL BE ASKED TO ADOPT/APPROVE AN ADVISORY AGREEMENT WITH THE ADVISER, AND A SUB-ADVISORY AGREEMENT WITH THE SUB-ADVISER FOR THIS FUND, ON THE SAME TERMS AS THOSE FOR THE MASTER PORTFOLIO, AS WELL AS A SINGLE INTEGRATED ADMINISTRATION AGREEMENT COMBINING THE FUND-LEVEL ADMINISTRATIVE DUTIES AND FEES WITH THOSE AT THE CORRESPONDING MASTER PORTFOLIO-LEVEL. THESE ACTIONS WILL NOT RESULT IN ANY CHANGE IN TOTAL FEES OR THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES AS THEY ARE DESCRIBED IN THIS PROSPECTUS. NOR WILL THEY RESULT IN A CHANGE IN THE PRINCIPAL RISKS OF INVESTING IN THE FUND, EXCEPT THAT THE RISKS OF INVESTING IN A MASTER-FEEDER STRUCTURE, DISCLOSED IN THE FUND'S PROSPECTUS, WILL NO LONGER APPLY. THERE WILL BE NO TRANSACTION OR OTHER COSTS CHARGED TO FUND SHAREHOLDERS AND NO FEDERAL INCOME TAX CONSEQUENCES AS A RESULT OF THE ACTIONS.

SHAREHOLDER APPROVAL IS NOT REQUIRED TO IMPLEMENT THESE ACTIONS AND, ACCORDINGLY, WILL NOT BE REQUESTED. THIS PROSPECTUS WILL BE SUPPLEMENTED BY THE END OF AUGUST IF THE ACTIONS ARE NOT APPROVED BY THE BOARD OR ARE NOT IMPLEMENTED AS DESCRIBED.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Portfolio
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

COLUMBIA MANAGEMENT ADVISORS, LLC (THE ADVISER) IS THE INVESTMENT ADVISER TO THE PORTFOLIO. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH PORTFOLIO.




 YOU'LL FIND MORE ABOUT THE ADVISER STARTING ON PAGE 14.

--------------------------------------------------------------------------------


COLUMBIA MASTERS HERITAGE PORTFOLIO                              5
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     11
------------------------------------------------------------------
HOW THE PORTFOLIO IS MANAGED                                    14

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                         16
     How orders are processed                                   20
  Financial intermediary payments                               24
  Distributions and taxes                                       26
  Legal matters                                                 28
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            29
------------------------------------------------------------------
HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION                 31
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   33
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

COLUMBIA MASTERS HERITAGE PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE UNDERLYING FUNDS

YOU'LL FIND MORE INFORMATION ABOUT THE UNDERLYING FUNDS IN WHICH THE PORTFOLIO INVESTS, INCLUDING THEIR OBJECTIVES AND STRATEGIES, IN ABOUT THE UNDERLYING FUNDS AND IN THE SAI.

THE UNDERLYING FUNDS ARE EXPECTED TO REMAIN CONSTANT, HOWEVER, THE ADVISER HAS THE AUTHORITY TO ADD OR REMOVE UNDERLYING FUNDS IN WHICH THE PORTFOLIO INVESTS (INCLUDING FUNDS INTRODUCED AFTER THE DATE OF THIS PROSPECTUS) AT ANY TIME, AT ITS DISCRETION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks capital appreciation.

(COMPASS GRAPHIC)  INVESTMENT STRATEGIES
                   The Portfolio's assets are invested in Class Z shares of a combination of
                   Columbia Funds (Underlying Funds) on a fixed percentage basis. These Underlying
                   Funds, in turn, invest primarily in U.S., and, to a lesser extent, foreign equity securities and U.S. and foreign fixed income securities.

The Portfolio makes equal allocations of its assets to the following three Underlying Funds:

  - 33 1/3% in Columbia Strategic Investor Fund, which seeks long-term growth of capital by using a "value" approach to invest primarily in common stocks. Using this approach, Columbia Strategic Investor Fund:

     - invests primarily in companies that the Adviser believes are undervalued relative to their intrinsic worth or prior history. Columbia Strategic Investor Fund devotes more attention to the growth and earnings of companies than is normally associated with a fund using a strict value approach

     - may invest in companies of any size and may also invest a significant percentage of its assets in small- and mid-cap sized companies. Columbia Strategic Investor Fund may also invest in securities that are convertible into or exercisable for stock (including preferred stock, warrants and debentures), certain options and financial futures contracts (derivatives)

     - may also invest up to 33% of its assets in foreign securities, including American Depositary Receipts

  - 33 1/3% in Columbia Marsico 21st Century Fund, which seeks long term growth of capital by investing in Columbia Marsico 21st Century Master Portfolio. The Columbia Marsico 21st Century Master Portfolio invests:

     - in equity securities of companies of any capitalization size and will generally hold a core position of between 35 and 50 common stocks

     - without limit in foreign securities

  - 33 1/3% in Columbia Strategic Income Fund, which seeks current income with prudent risk. The Fund also seeks maximum total return and invests in:

     - debt securities issued by the U.S. government, including mortgage-backed securities issued by U.S. government agencies; the Fund may also participate in mortgage dollar rolls

     - debt securities issued by foreign governments and foreign companies, including securities issued in emerging market countries

     - lower-rated corporate debt securities

REBALANCING

The investment results of the Underlying Funds will vary. The portfolio manager monitors the percentage allocations to the Underlying Funds and is responsible for rebalancing the Portfolio's allocations to the Underlying Funds to ensure that the actual allocations do not exceed plus or minus 3% of the pre-determined fixed allocation percentages.

--------------------------------------------------------------------------------

YOU'LL FIND DETAILED INFORMATION ABOUT EACH UNDERLYING FUND'S INVESTMENT STRATEGIES AND RISKS IN ITS PROSPECTUS AND IN ITS SAI. PLEASE CALL US AT
1.800.345.6611 FOR COPIES.




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THE PORTFOLIO IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Masters Heritage Portfolio has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The Adviser uses an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns they expect, or that the Portfolio will fall in value. There is also the risk that the Underlying Funds the Portfolio invests in will not produce the returns the Adviser expects, or will fall in value. The Portfolio is not designed to provide comprehensive asset allocation.

      - STOCK MARKET RISK -- The Portfolio allocates assets to Underlying Funds that invest in stocks. The value of the stocks an Underlying Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - SMALL COMPANY RISK -- The Portfolio allocates assets to Underlying Funds that may invest in smaller companies. Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains, but also carry more risk.

      - FOREIGN INVESTMENT RISK -- The Portfolio allocates assets to Underlying Funds that invest in foreign securities. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments. Underlying Funds that invest in securities of companies in emerging markets have high growth potential, but can be more volatile than securities in more developed markets.

      - CONVERTIBLE SECURITIES RISK -- The Portfolio allocates assets to Underlying Funds that invest in convertible securities. The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the Underlying Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the Underlying Fund's ability to meet its objective.

      - INTEREST RATE RISK -- The Portfolio allocates assets to Underlying Funds that may invest in fixed income securities. The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer maturities tend to fall more in value when interest rates rise than fixed income securities with shorter maturities.

      - INVESTING IN COLUMBIA MARSICO 21ST CENTURY MASTER PORTFOLIO -- The Portfolio invests in Columbia Marsico 21st Century Fund, which in turn invests in Columbia Marsico 21st Century Master Portfolio. Other mutual funds and eligible investors can buy shares in Columbia Marsico 21st Century Master Portfolio. All investors in Columbia

        Marsico 21st Century Master Portfolio invest under the same terms and conditions as Columbia Marsico 21st Century Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than Columbia Marsico 21st Century Fund because different feeder funds typically have varying sales charges and ongoing administrative and other expenses.

        Columbia Marsico 21st Century Fund could withdraw its entire investment from the Master Portfolio if it believes it is in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, Columbia Marsico 21st Century Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. Columbia Marsico 21st Century Fund might also have to pay brokerage, tax or other charges.

      - VALUE STOCKS -- The Portfolio allocates assets to Underlying Funds that invest in stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the Adviser's opinion, undervalued. If the Adviser's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the Adviser has placed on it.

      - MID-CAP COMPANY RISK -- The Portfolio allocates assets to Underlying Funds that invest in securities issued by mid-cap companies that may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

      - EMERGING MARKETS RISK -- The Portfolio allocates assets to Underlying Funds that invest in emerging markets. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

      - DERIVATIVES RISK -- The Portfolio allocates assets to Underlying Funds that invest in stock futures and option contracts, which are traditional types of derivatives. A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Losses (or gains) involving derivatives can sometimes be substantial. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that generally can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risk. The Underlying Funds will not use derivatives for speculative purposes or as leveraged investments that may magnify gains or losses.

      - STRUCTURE RISK -- The Portfolio allocates assets to Underlying Funds that invest in asset-backed and mortgage-backed securities. Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

      - REINVESTMENT RISK -- The Portfolio allocates assets to Underlying Funds that invest in debt securities. Reinvestment risk is the risk that income from the Underlying Fund's debt securities will decline if and when the Underlying Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund's portfolio.

      - LOWER-RATED DEBT SECURITIES -- The Portfolio allocates assets to Underlying Funds that invest in lower-rated debt securities, commonly referred to as "junk bonds," that involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

      - CREDIT RISK -- An Underlying Fund that invests in fixed income securities could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Fixed income securities with the lowest investment grade rating or that aren't investment grade are more speculative in nature than securities with higher ratings, and they tend to be more sensitive to credit risk, particularly during a downturn in the economy.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         Because the Portfolio has not been in operation for a full calendar year, no performance information is included in the prospectus.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM THE PORTFOLIO'S ASSETS AND FROM THE ASSETS OF THE UNDERLYING COLUMBIA FUNDS THE PORTFOLIO INVESTS IN.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF PORTFOLIO DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE PORTFOLIO'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE PORTFOLIO
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Additional hypothetical fee and expense information relating to Class Z shares can be found in the section HYPOTHETICAL INVESTMENT
                   AND EXPENSE INFORMATION.

         SHAREHOLDER FEES                                               Class Z
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases, as a % of
         offering price                                                   N/A



         Maximum deferred sales charge (load) as a % of the lower of
         the original purchase price or net asset value                   N/A



         ANNUAL PORTFOLIO OPERATING EXPENSES
         (Expenses that are deducted from the Portfolio's assets)



         Management fees                                                  0.00%



         Other expenses(1,2)                                              0.32%

         Total annual Portfolio operating expenses                        0.32%
                                                                           ======



         Fee waiver and/or reimbursement(3)                              (0.32)%



         Expense ratio of Underlying Funds(4)                             0.92%



         Gross expense ratio including expenses of Underlying Funds       1.24%

         Net expense ratio including expenses of Underlying Funds(5)      0.92%




      (1)The Portfolio's investment adviser has contractually agreed to bear the Portfolio's expenses so that the other operating expenses (excluding any management fees, distribution and service fees, interest fees on borrowings, and extraordinary expenses and expenses associated with the Portfolio's investment in other investment companies) do not exceed 0.00% annually through February 15, 2008.

      (2)Other expenses are based on estimates for the current year, and have been restated to reflect contractual changes to the fees paid by the Portfolio for transfer agency services effective April 1, 2006.

      (3)The Portfolio's investment adviser has agreed to waive fees and/or reimburse expenses until February 15, 2008. The figure shown here is the amount of expected reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after February 15, 2008.

      (4)The figures contained in the table are based on amounts incurred during the Underlying Fund's most recent fiscal year.

      (5)Includes the fees and expenses incurred by the Portfolio directly and indirectly from the Underlying Funds in which the Portfolio invests. The ratios shown above are based on the fixed allocation.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

        - the Portfolio's indirect expenses remain at the amount shown above

        - the Portfolio's waivers and/or reimbursements shown above expire February 15, 2008 and are not reflected in the third year of the 3 years example

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  1 YEAR   3 YEARS
         CLASS Z SHARES                                            $94      $328

--------------------------------------------------------------------------------

YOU'LL FIND SPECIFIC INFORMATION ABOUT THE PORTFOLIO'S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS IN THE DESCRIPTION STARTING ON PAGE 5.

--------------------------------------------------------------------------------

Other important information
(LINE GRAPH GRAPHIC)

The following are some other risks and information you should consider before you invest:

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of the Portfolio or the Underlying Funds can be changed without shareholder approval. Other investment or Underlying Fund policies may be changed only with shareholder approval.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Portfolio and the Underlying Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The Adviser can also choose not to invest in specific securities described in this prospectus and in the SAI.

      - INVESTMENT IN COLUMBIA MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Portfolio and the Underlying Funds may invest their assets in the Columbia Money Market Funds. The Adviser and its affiliates are entitled to receive fees from the Columbia Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Portfolio or the Underlying Funds for services provided directly.

      - FOREIGN INVESTMENT RISK -- The Underlying Funds may invest in foreign securities and may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulties selling some investments, which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If an Underlying Fund invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to foreign investments.

      - INVESTING DEFENSIVELY -- The Portfolio may temporarily hold up to 100% of its assets in the Columbia Money Market Funds to try to protect it during a market or economic downturn or because of political or other conditions. The Portfolio may not achieve its investment objective while it is investing defensively.

      - SECURITIES LENDING PROGRAM -- An Underlying Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned. It is possible that some of the approved broker-dealers or other financial institutions involved in the loans may be affiliates of Bank of America.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to the Portfolio and the Underlying Funds, including investment advisory, sub-advisory, distribution, administration, shareholder servicing, transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Portfolio and the Underlying Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Columbia Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - INVESTMENT IN AFFILIATED FUNDS -- The Adviser has the authority to select Underlying Funds. The Adviser or one of its affiliates is the investment adviser to each of the Underlying Funds. The Adviser may be subject to a conflict of interest in selecting Underlying Funds because the fees paid to it or its affiliates are higher than the fees paid to other Underlying Funds. However, as a fiduciary to each Portfolio, the Adviser has a duty to act in the best interest of the Portfolio in selecting Underlying Funds.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Columbia Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Portfolio's SAI and on the Columbia Funds' website. In addition, a complete list of the Portfolio's portfolio holdings for each calendar month will be available on the Columbia Funds website at www.columbiafunds.com under Fund Portfolio Data, 30 calendar days following each month-end and will remain posted on the website for three months.

      - PORTFOLIO TURNOVER -- A Portfolio or Underlying Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxable to individual shareholders at higher rates than long-term capital gains for federal income tax purposes. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Portfolio's returns.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        The Portfolio may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If the Portfolio becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of the Portfolio's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

How the Portfolio is managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER (COLUMBIA MANAGEMENT ADVISORS, LLC) ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER


The Adviser is the investment adviser to over 100 mutual fund portfolios in the Columbia Funds Family, including the Portfolio described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities and money market instruments. The Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions.

Columbia Management currently has approximately $312 billion in assets under management, which consists of assets under the discretionary management of both the Adviser and Columbia Wanger Asset Management, L.P.

Vikram Kuriyan, head of the Adviser's Quantitative Strategies Group, is the portfolio manager responsible for making the day-to-day investment decisions for the Portfolio. Dr. Kuriyan is responsible for monitoring the percentage allocations to the Underlying Funds and rebalancing the Portfolio's allocations to the Underlying Funds to ensure that the actual allocations do not exceed plus or minus 3% of the pre-determined fixed allocation percentages. Dr. Kuriyan's professional biography is provided in the table below. The SAI provides additional information about the compensation of the portfolio manager, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

                      LENGTH OF SERVICE             BUSINESS EXPERIENCE
  PORTFOLIO MANAGER   WITH THE PORTFOLIO            DURING THE PAST FIVE YEARS
  VIKRAM KURIYAN      SINCE FEBRUARY 2006           COLUMBIA MANAGEMENT --
                      (SINCE INCEPTION)             PORTFOLIO MANAGER SINCE 2000

The Adviser does not receive advisory fees directly for the services it provides to the Portfolio. However, the Adviser and its affiliates may receive fees indirectly for the services they provide to the Underlying Funds.

Columbia Marsico 21st Century Fund does not have its own investment adviser because it is a feeder fund that invests in Columbia Marsico 21st Century Master Portfolio.

The Adviser is the investment adviser to the Columbia Marsico 21st Century Master Portfolio. Columbia Funds and the Adviser have engaged Marsico Capital Management, LLC, an indirect wholly-owned subsidiary of Bank of America Corporation, as investment sub-adviser to the Columbia Marsico 21st Century Master Portfolio.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with the Adviser is available in the SAI.


The investment adviser and sub-advisers of each of the Underlying Funds are set forth below:

  UNDERLYING FUND                  INVESTMENT ADVISER            SUB-ADVISERS
  COLUMBIA STRATEGIC               COLUMBIA MANAGEMENT           N/A
  INVESTOR FUND                    ADVISORS, LLC
  COLUMBIA MARSICO 21ST            COLUMBIA MANAGEMENT           MARSICO CAPITAL
  CENTURY MASTER PORTFOLIO         ADVISORS, LLC                 MANAGEMENT, LLC
  COLUMBIA STRATEGIC               COLUMBIA MANAGEMENT           N/A
  INCOME FUND                      ADVISORS, LLC

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02111-2621

--------------------------------------------------------------------------------


OTHER SERVICE PROVIDERS

The Portfolio is distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer and an indirect, wholly-owned subsidiary of Bank of America Corporation. The Distributor may receive fees for the distribution services it provides to the Portfolio.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------


Columbia Management Advisors, LLC is the administrator of the Portfolio (Administrator), and is responsible for overseeing the administrative operations of the Portfolio. The Administrator does not receive any fees for the administrative services it provides to the Portfolio.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc. is the transfer agent for the Portfolio's shares (Transfer Agent), and is an indirect, wholly-owned subsidiary of Bank of America Corporation. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------

(BUYING, SELLING, TRANSFERRING SHARES GRAPHIC)

Buying, selling and exchanging shares

--------------------------------------------------------------------------------


This prospectus offers Class Z shares of the Portfolio. Here are some general rules about this class of shares:

 - Class Z shares are available to certain eligible investors. The eligible investors described below are subject to different minimum initial investment requirements. Eligible investors and their applicable investment minimums are as follows:

 NO MINIMUM INITIAL INVESTMENT


 - Any client of Bank of America Corporation or a subsidiary purchasing shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America Corporation or the subsidiary;

 - Any group retirement plan, including defined benefit and defined contribution plans such as: 401(k), 403(b), and 457(b) plans (but excluding individual retirement accounts (IRAs)), for which an intermediary or other entity provides services and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent;

 - Any investor purchasing through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code; or

 - Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

 $1,000 MINIMUM INITIAL INVESTMENT


 - Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares;
    (ii) who held Primary A shares prior to the share class re-titling on August 22, 2005 (iii) who holds Class A shares that were obtained by exchange of Class Z shares; or (iv) who purchased certain no-load shares of a fund merged with a fund distributed by the Distributor;

 - Any trustee or director (or family member of a trustee or director) of any fund distributed by the Distributor;

 - Any employee (or family member of an employee) of Bank of America Corporation or a subsidiary;

 - Any investor participating in an account offered by an intermediary or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor purchasing through an intermediary must independently satisfy the $1,000 minimum investment requirement);

  - Any institutional investor which is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization; which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933; or

  - Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, purchasing shares for its own account, including Bank of America Corporation, its affiliates, or subsidiaries.

Columbia Funds reserves the right to change the criteria for eligible investors and the investment minimums. No minimum investment applies to accounts participating in the automatic investment plan; however, each investment requires a $50 minimum purchase. Columbia Funds also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Portfolio and its shareholders.

You'll find more information about buying, selling and exchanging Class Z shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs and services.

The Portfolio also offers other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.345.6611 if you have any questions, or you need help placing an order.

Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Class Z shares. Certain financial institutions and intermediaries that offer Class Z shares may have policies that clients holding Class Z shares through the financial institution or intermediary will automatically have their holdings converted to Class A shares at the time that they move their relationship away from the financial institution or intermediary. Generally, no sales charges or other charges will apply to such a conversion, however an investor should contact their financial institution or intermediary to learn the details of any such policy and also should talk to their tax adviser about the tax consequences of any such automatic conversion. In addition, Class A shares have higher operating costs which can reduce total returns.

Federal law requires the Portfolio to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Portfolio may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Portfolio is unable to verify your identity after your account is open, the Portfolio reserves the right to close your account or take other steps as deemed reasonable. The Portfolio shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of the Portfolio's long-term shareholders may be adversely affected by certain short-term trading activity by Portfolio shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Portfolio shares held by long-term shareholders and have other adverse effects on the Portfolio. This type of excessive short-term trading activity is referred to herein as "market timing." The Portfolio is not intended as a vehicle for market timing. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Portfolio to implement their market timing strategies. Columbia Funds' Board has adopted policies and procedures with respect to market timing activity as discussed below.

Market timing may negatively impact long-term performance of the Portfolio by requiring it to maintain a larger percentage of assets in cash or to liquidate portfolio holdings at a disadvantageous time. Market timing could increase the Portfolio's expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, and large asset fluctuations that could diminish the Portfolio's ability to provide the maximum investment return to all participants. Certain Portfolios or Funds may be more susceptible to these negative effects of market timing. For example, Funds that invest principally in foreign securities may be more susceptible to arbitrage opportunities resulting from mispricing due to time zone differences among international financial markets. Market timers seek potential price differentials that may occur with securities that trade in a different time zone. Funds that invest principally in small- and mid-capitalization securities may be more susceptible to arbitrage opportunities due to the less liquid nature of smaller company securities. Fair value pricing may reduce these arbitrage opportunities.

Columbia Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if Columbia Funds detects that a shareholder has conducted two "round trips" (as defined below) in a Portfolio or Fund (other than a Columbia Money Market Fund, Columbia Short Term Bond Fund or Columbia Short Term Municipal Bond Fund) that are deemed material by Columbia Funds in any 28-day period, Columbia Funds will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a Columbia Money Market Fund, Columbia Short Term Bond Fund or Columbia Short Term Municipal Bond Fund). In addition, if Columbia Funds determines that any person, group or account has engaged in any type of market timing activity (independent of two round trip limit) Columbia Funds may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund. In any event, Columbia Funds also retains the right to reject any order to buy or exchange shares as discussed in the section BUYING, SELLING AND EXCHANGING SHARES -- HOW ORDERS ARE PROCESSED and also retains the right to modify these market timing policies at any time without prior notice to shareholders.

The rights of shareholders to redeem shares of the Portfolio are not affected by any of these limits. For these purposes, a "round trip" is a purchase by any means into a Portfolio or Fund followed by a redemption, of any amount, by any means out of the same Portfolio or Fund. Under this definition, an exchange into a Portfolio or Fund followed by an exchange out of the same Portfolio or Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Systematic Investment Plan, Automatic Withdrawal Plan, Automatic Exchange Feature or similar automated plans generally are not subject to the two round trip limit. The two round trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Columbia Funds. However, there can be no assurance that these policies and procedures, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. Columbia Funds typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Columbia Funds practices discussed above. Consequently, there is the risk that Columbia Funds may not be able to do anything in response to market timing that occurs in a Portfolio or Fund which may result in certain shareholders being able to market time a Portfolio or Fund while the shareholders in that Fund bear the burden of such activities.

Columbia Funds seeks to act in a manner that it believes is consistent with the best interests of Portfolio shareholders in making any judgments regarding market timing. Neither Columbia Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or transfers.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on a Portfolio's net asset value per share. We calculate net asset value per share for each class of the Portfolio at the end of each business day. The net asset value per share of the Portfolio is based on the net asset value per share of the Underlying Columbia Funds the Portfolio invests in.

We calculate the net asset value for each class of the Portfolio by determining the value of the Portfolio's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN AN UNDERLYING FUND

The value of an Underlying Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in an Underlying Fund. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. For example, securities which may be subject to fair valuation include, but are not limited to: (1) restricted securities for which a pricing service is unable to provide a market price; (2) securities whose trading has been formally suspended; (3) debt securities that have gone into default and for which there is no current market quotation; and (4) a security whose market price is not available from a pre-established pricing service. In addition, an Underlying Fund may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which an Underlying Fund's share price is calculated. Foreign exchanges typically close before the time as of which an Underlying Fund's share prices are calculated, and may be closed altogether on some days an Underlying Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Underlying Fund shares. However, when an Underlying Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Columbia Funds has retained an independent fair value pricing service to assist in the fair valuation process for Underlying Funds that primarily invest in international equity securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by an Underlying Fund could change on days when Underlying Fund shares cannot be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders to buy, sell or exchange shares may be delivered to the Transfer Agent by telephone, in writing or through the internet. For more information on account and trading restrictions and special sign-up procedures for internet transactions, please call us at 1.800.345.6611. The Transfer Agent has procedures in place to authenticate electronic instructions. You will be asked to accept the terms of an online agreement and utilize a password for internet services.

Orders received in good order by the Portfolio, Distributor, Transfer Agent or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. We will not be liable for following telephone instructions that we reasonably believe are genuine.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY THE PORTFOLIO EVERY BUSINESS DAY.
--------------------------------------------------------------------------------


(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Class Z shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we reserve the right to cancel your order. We'll return any payment received for orders that have been cancelled.

        - Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Portfolio. We don't issue certificates.

        - Financial institutions and intermediaries are responsible for recording the beneficial ownership of the shares of their clients, and for reporting this ownership on account statements they send to their clients.

SYSTEMATIC INVESTMENT PLAN
You can make regular purchases in the amount of $50 or more using automatic transfers from your bank account to the Portfolios you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - You can buy shares any day of the month on a monthly, quarterly or semi-annual basis.

  - Some exceptions apply to employees of Bank of America and its affiliates. For details, please contact your investment professional.

(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - You can sell up to an aggregate of $100,000 of shares by check via the telephone or through the internet in a 30-day period if you qualify for telephone or internet orders.

        - If you paid for your shares by check, we'll hold the sale proceeds when you sell those shares for at least 10 days after the trade date of the purchase.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell shares.

        - We can delay payment of the sale proceeds for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), or your account may be subject to an annual fee of $10. The Transfer Agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty.

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you.

        - under certain other circumstances allowed under the 1940 Act.

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw funds any day of the month on a monthly, quarterly or semi-annual basis.

Here's how the plan works:

  - Your account balance must be at least $5,000 to set up the plan. Certain fee based accounts are not subject to the $5,000 requirement.

  - If you set up the plan after you've opened your account, your signature must be Medallion Guaranteed.

  - We'll send you a check or deposit the money directly in your bank account.

  - You can cancel the plan by giving your selling agent or us 30 days' notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE PORTFOLIO OR FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.
--------------------------------------------------------------------------------


(EXCHANGING SHARES      EXCHANGING SHARES
  GRAPHIC)

      You can generally sell shares of the Portfolio to buy shares of another Portfolio or Columbia Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - You can exchange Class Z shares of the Portfolio for Class Z shares of any other Portfolio or Fund distributed by the Distributor. Some exceptions apply.

        - The rules for buying shares of a Portfolio or Fund, including any minimum investment requirements, apply to exchanges into that Portfolio or Fund.

        - You may only make exchanges into a Portfolio or Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Portfolio or Fund that is accepting investments.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

AUTOMATIC EXCHANGE FEATURE
The Automatic Exchange Feature lets you exchange $100 or more of Class Z shares any day of the month. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to the Transfer Agent in writing or call 1.800.345.6611.

  - If you set up your plan to exchange more than $100,000 you must have your signature Medallion Guaranteed.

  - You can choose to have us transfer your money on any day of the month.

  - The rules for making exchanges apply to automatic exchanges.

Financial intermediary payments
(PERCENT GRAPHIC)

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

--------------------------------------------------------------------------------


The Distributor or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor or one of its affiliates. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by the Distributor attributable to that financial intermediary, gross sales of the mutual funds distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the support payments to any one financial intermediary are generally expected to be between 0.02% and 0.10% (between 0.03% and 0.12% in the case of the Columbia Money Market Funds) on an annual basis for payments based on average net assets of a Columbia Fund attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of a Columbia Fund (other than the Columbia Money Market Funds) attributable to the financial intermediary. The Distributor or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in a Columbia Fund.

Payments may also be made to certain financial intermediaries, including other Bank of America affiliates, that provide investor services to retirement plans and other investment programs to compensate financial intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.40% of the total Columbia Fund assets in the program on an annual basis. The Board has authorized the Funds to reimburse the Transfer Agent for amounts paid to financial intermediaries that maintain assets in omnibus accounts, subject to an annual cap of 0.11% of net assets maintained in such accounts. The amounts in excess of that reimbursed by a Portfolio will be borne by the Distributor or its affiliates.

The Distributor or its affiliates may make other payments or allow promotional incentives to financial intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

Amounts paid by the Distributor or its affiliates are paid out of the Distributor's or its affiliates' own revenue and do not increase the amount paid by you or your Portfolio. You can find further details about the payments made by the Distributor or its affiliates and the services provided by financial intermediaries as well as a list of the financial intermediaries to which the Distributor or its affiliates has agreed to make marketing support payments in the SAI, which can be obtained at www.columbiafunds.com or by calling

1.800.345.6611. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from the Distributor and its affiliates and any services it provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular Portfolio or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.

Distributions and taxes
(TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF THE PORTFOLIO -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, the gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain, if any, to its shareholders. The Portfolio intends to pay out a sufficient amount of its income and capital gain to its shareholders so the Portfolio won't have to pay any federal income tax. When the Portfolio makes this kind of a payment, it's split among all shares and is called a distribution.

The Portfolio normally declares and pays distributions of net investment income quarterly, and distributes any net realized capital gain at least once a year. The Portfolio may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day before the distribution is declared. Shares are eligible to receive net investment income distributions from the trade date and net realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of the Portfolio usually pay different net investment income distribution amounts because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the Portfolio unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover or by calling us at
1.800.345.6611. Distributions of $10 or less will automatically be reinvested in additional Portfolio shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the same Portfolio.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Portfolio shares shortly before the Portfolio makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Portfolio that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Portfolio sells those securities and distributes the realized gain. This distribution is also subject to tax. The Portfolio has built up, or has the potential to build up, high levels of unrealized capital gain.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE PORTFOLIO. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING PORTFOLIO SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT YOUR TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------

HOW TAXES AFFECT YOUR INVESTMENT

Distributions of the Portfolio's ordinary income and net realized short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of net realized long-term capital gain, if any, generally are taxable to you as long-term capital gain.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. The Portfolio's long-term capital gain distributed to individual shareholders, if any, generally will qualify for the reduced rate of tax if attributable to the Portfolio's sales and exchanges. Also, if you're an individual Portfolio shareholder, the portion of your distributions attributable to dividends received by the Portfolio from certain U.S. and foreign corporations generally will be taxed at a maximum 15% rate of tax as long as certain holding period requirements are met. Absent further legislation, these reduced rates of tax will expire after December 31, 2010. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Portfolio. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is exempt from state and local individual income taxes. Distributions you receive that come from interest the Portfolio earns from U.S. government obligations may not be exempt from these taxes. Please consult your tax adviser about your specific tax situation.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities redemption and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied as a credit against your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

Your redemptions (including redemptions paid in securities) and exchanges of Portfolio shares usually will result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held such Portfolio shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

Legal matters

On February 9, 2005, the Adviser and Distributor entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, the Adviser and Distributor have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. The Adviser and Distributor are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Columbia Funds Series Trust (formerly known as Nations Funds Trust), its Board of Trustees, Bank of America Corporation and certain of its affiliates, including the Adviser and Distributor (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and other cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Funds Series Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds Series Trust against BAC and others that asserts claims under the federal securities laws and state common law. Columbia Funds Series Trust is a nominal defendant in this action.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of these actions. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Columbia Funds shareholders and/or the Columbia Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for preliminary approval.

Separately, several putative class actions have been filed against Columbia Funds Series Trust, Bank of America Corporation and certain of its affiliates, and others, in various federal courts relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. (George Siepel, et al. v. Bank of America, Columbia Funds Series Trust, et al., instituted December 28, 2005, U.S. District Court, E.D. Mo.; Luleff v. Bank of America, Columbia Funds Series Trust, William Carmichael, et al., instituted February 22, 2006, U.S. District Court, S.D. NY.). The suits allege various claims including state law claims for breach of fiduciary duty, breach of contract, unjust enrichment and violations of federal securities laws and seek damages and other remedies.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Portfolio has performed for the past five years or, if shorter, the period of operations. Certain information reflects financial results for a single Portfolio share. The total investment return line indicates how much an investment in the Portfolio would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the Portfolio's financial statements, is included in the Portfolio's annual report. The independent registered public accounting firm's report and the Portfolio's financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

COLUMBIA MASTERS HERITAGE PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                          PERIOD ENDED
                                           MARCH 31,
 CLASS Z SHARES                             2006(a)
 NET ASSET VALUE, BEGINNING OF PERIOD       $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income(b)                   0.02(h)
 Net unrealized gain on investments          0.17
                                            -------
 Total from investment operations            0.19
 LESS DISTRIBUTIONS DECLARED TO
   SHAREHOLDERS:
 From net investment income                 (0.01)
 NET ASSET VALUE, END OF PERIOD             $10.18
 Total return(c)(d)(i)                       1.94%
 RATIOS TO AVERAGE NET
   ASSETS/SUPPLEMENTAL DATA:
 Expenses(e)                              --%(f)(g)(h)
 Net investment income(e)                  1.48%(f)
 Waiver/reimbursement                      6.51%(f)
 Portfolio turnover rate                      --
 Net assets, end of period (000's)            $92

(a) Class Z shares were initially offered on February 15, 2006. Per share data and total return reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested.
(d) If the Fund's investment adviser and/or any of its affiliates had not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) The benefit derived from custody credits had an impact of less than 0.01%.
(f) Annualized.
(g) Rounds to less than 0.01%.
(h) Portfolio expenses do not include expenses of the Underlying Funds.
(i) Not annualized.

Hypothetical investment and expense information

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Portfolio, including investment advisory fees and other Portfolio costs, on the Portfolio's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class Z shares of the Portfolio assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The chart also assumes that all dividends and distributions are reinvested. The annual expense ratios used for the Portfolio, which are the same as those stated in the Annual Portfolio Operating Expenses table, are presented in the chart, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The table shown below reflects the maximum initial sales charge, if any, but does not reflect any contingent deferred sales charges, if any, which may be payable on redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

COLUMBIA MASTERS HERITAGE PORTFOLIO -- CLASS Z SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%
              CUMULATIVE RETURN     ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE          AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO             EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%            0.92%                4.08%              $10,408.00         $93.88
       2           10.25%            0.92%                8.33%              $10,832.65         $97.71
       3           15.76%            1.24%               12.40%              $11,239.95        $136.85
       4           21.55%            1.24%               16.63%              $11,662.58        $142.00
       5           27.63%            1.24%               21.01%              $12,101.09        $147.33
       6           34.01%            1.24%               25.56%              $12,556.09        $152.87
       7           40.71%            1.24%               30.28%              $13,028.20        $158.62
       8           47.75%            1.24%               35.18%              $13,518.06        $164.59
       9           55.13%            1.24%               40.26%              $14,026.34        $170.78
      10           62.89%            1.24%               45.54%              $14,553.73        $177.20
  TOTAL GAIN AFTER FEES &
    EXPENSES                                                                  $4,553.73
  TOTAL ANNUAL FEES & EXPENSES                                                               $1,441.82

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO COLUMBIA FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------

Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of the Fund's assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 under the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

BOND -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).


CITIGROUP ALL BB&B-RATED HIGH YIELD MARKET INDEX -- an unmanaged index that measures the performance of below investment-grade debt securities rated "BB" or "B" by Standard & Poor's Corporation and issued by corporations domiciled in the U.S. or Canada. All bonds in the index are publicly placed, have fixed coupons and are non-convertible. It is unavailable for investment and does not reflect fees, brokerage commissions and other expenses of investing.

COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CROSSING NETWORKS -- an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB HIGH YIELD INDEX -- an unmanaged trader-priced portfolio constructed to mirror the investable universe of the dollar-denominated high yield debt market. Issues must be publicly registered in the U.S. or issued under Rule 144A with registration rights. The index includes below investment grade, cash pay, zero-coupon, stepped-rate and pay-in-kind bonds with at least one year remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DEPOSITARY RECEIPTS -- evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVERSIFIED -- A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

DURATION -- a measure used to estimate how much a Fund's net asset value will fluctuate in response to a change in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The securities issued by the FHLMC are guaranteed as to timely payment of interest and the ultimate collection of principal only by the FHLMC and are not insured or guaranteed by the U.S. government.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. FNMA is a congressionally chartered company, although neither its common stock nor the securities it issues are insured or guaranteed by the U.S. government. The securities issued by FNMA are guaranteed as to timely payment of both principal and interest only by FNMA.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from two, or in some circumstances one, nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

FORWARD FOREIGN CURRENCY CONTRACTS -- a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUNDAMENTAL ANALYSIS -- a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- a government-owned corporation that is considered an agency of the U.S. government. It guarantees, with the full faith and credit of the U.S. government, full and timely payment of all principal and interest on its mortgage-backed securities.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

HIGH YIELD DEBT SECURITY -- a debt security (also known as a "junk" bond) that, at the time of purchase, is either rated by an NRSRO to be below investment-grade (e.g., rated "BB" or lower by S&P) or is unrated but believed by a Fund's portfolio manager(s) or portfolio management team to be of comparable quality.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

LEHMAN BROTHERS U.S. AGGREGATE INDEX -- an unmanaged index made up of U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities and asset-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. AGGREGATE 1-3 YEARS INDEX -- an unmanaged index that measures yield, price and total return for government, Treasury, agency, corporate, mortgage and Yankee bonds with 1-3 years in average life. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. HIGH YIELD INDEX -- an unmanaged index that measures yield, price and total return for corporate and non-corporate fixed rate, non-investment grade debt. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MERRILL LYNCH ALL CONVERTIBLES ALL QUALITIES INDEX -- an unmanaged index that measures the performance of all U.S. dollar-denominated convertible securities of issuers not currently in bankruptcy. Securities in the index have total market values greater than $50 million at issuance. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MERRILL LYNCH 1-3 YEAR MUNICIPAL INDEX -- an unmanaged index that tracks the performance of investment grade U.S. tax exempt bonds with remaining terms to final maturities of at least one year and less than three years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MERRILL LYNCH 1-3 YEAR TREASURY INDEX -- an unmanaged index of short-term U.S. Treasury bonds with maturities of one to three years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MONEY MARKET INSTRUMENT -- a high quality, short-term debt security that pays interest based on a fixed, variable or floating rate and is considered to mature in 13 months or less. Money market instruments include, but are not limited to, U.S. Treasury obligations, U.S. government obligations, certificates of deposit and time deposits, bankers' acceptances, commercial paper, corporate bonds, extendible commercial notes, asset backed securities, funding agreements, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MORTGAGE DOLLAR ROLLS -- transactions in which a Fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase those or similar securities at a mutually agreed-upon future date and lower price. The difference between the sale price and the repurchase price is known as the "drop."

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

OVER-THE-COUNTER MARKET -- a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

PRE-REFUNDED BOND -- a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

PRICE-TO-EARNINGS RATIO (P/E RATIO) -- the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

PRIVATE PLACEMENT -- a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

QUANTITATIVE ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

REAL ESTATE INVESTMENT TRUST (REIT) -- a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests. A REIT is a tax-advantaged entity with a special election under the Internal Revenue Code whose assets are composed primarily of such investments.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

RIGHT -- a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

S&P 500 (1) INDEX -- an unmanaged index of 500 widely held common stocks. The S&P 500 covers 80% of the U.S. market and encompasses more than 100 different industry groups. It is not available for investment and does not reflect fees, brokerage commissions to other expenses of investing.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SENIOR SECURITY -- a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SHORT-SELLING -- the practice of borrowing a security (or commodity futures contract) from a broker and selling it, with the understanding that it must later be repurchased and returned to the broker. Short-selling (or "selling short") is a technique used by investors who try to profit from the falling price of a stock.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

ZERO-COUPON BOND -- a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

(1)"Standard & Poor's", "S&P", "S&P 500", "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser. The Portfolios are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

COLUMBIA MANAGEMENT.




Where to find more information

You'll find more information about the Portfolio in the following document:


STATEMENT OF ADDITIONAL INFORMATION

The SAI contains additional information about the Portfolio and its policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

You can obtain a free copy of this document, request other information about the Portfolio and make shareholder inquires by contacting Columbia Funds:

By telephone:
1.800.345.6611

By mail:
COLUMBIA FUNDS
C/O COLUMBIA FUNDS SERVICES
P.O. BOX 8081
BOSTON, MA 02266-8081

On the Internet:
WWW.COLUMBIAFUNDS.COM

Information about the Portfolio can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Information about the Portfolio is available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.








SEC file number:811-09645
Columbia Funds Series Trust

INT-36/111393-0606

COLUMBIA MANAGEMENT.




                                        Prospectus

                                        Class Z Shares

                                        August 1, 2006

STOCK FUNDS

Columbia Convertible Securities Fund
Columbia Asset Allocation Fund II
Columbia Large Cap Value Fund
Columbia Mid Cap Value Fund
Columbia Large Cap Core Fund
Columbia Marsico Growth Fund
Columbia Marsico Focused Equities Fund
Columbia Marsico Mid Cap Growth Fund
Columbia Marsico 21st Century Fund
Columbia Small Cap Value Fund II
Columbia Small Cap Growth Fund II

INTERNATIONAL/GLOBAL STOCK FUNDS

Columbia Global Value Fund
Columbia International Value Fund
Columbia Multi-Advisor International Equity Fund
Columbia Marsico International Opportunities Fund

INDEX FUNDS

Columbia Large Cap Index Fund
Columbia Mid Cap Index Fund
Columbia Small Cap Index Fund
Columbia Large Cap Enhanced Core Fund

GOVERNMENT & CORPORATE BOND FUNDS

Columbia Short Term Bond Fund
Columbia Intermediate Core Bond Fund
Columbia Total Return Bond Fund
Columbia High Income Fund

MUNICIPAL BOND FUNDS

Columbia Short Term Municipal Bond Fund
Columbia Municipal Income Fund








                                        THE SECURITIES AND EXCHANGE COMMISSION
                                        (SEC) HAS NOT APPROVED OR DISAPPROVED
                                        THESE SECURITIES OR DETERMINED IF THIS
                                        PROSPECTUS IS TRUTHFUL OR COMPLETE.

                                        ANY REPRESENTATION TO THE CONTRARY IS A
                                        CRIMINAL OFFENSE.





     NOT FDIC-INSURED    NOT BANK ISSUED

         NO BANK
        GUARANTEE        MAY LOSE VALUE

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE COLUMBIA FUNDS FAMILY (COLUMBIA FUNDS OR COLUMBIA FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 215.

YOUR INVESTMENT IN A FUND IS NOT A BANK DEPOSIT OR OTHER OBLIGATION OF, OR ISSUED OR ENDORSED OR GUARANTEED BY, BANK OF AMERICA, N.A. (BANK OF AMERICA) OR ANY OF ITS AFFILIATES. YOUR INVESTMENT IN A FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUNDS AND MAY BE COMPENSATED OR INCENTED IN CONNECTION WITH THE SALE OF THE FUNDS.

YOUR INVESTMENT IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL INVESTED. YOUR INVESTMENT MAY LOSE MONEY.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about Columbia Funds Stock, International/Global Stock, Index, Government & Corporate Bond and Municipal Bond Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions. SUBJECT TO CERTAIN LIMITED EXCEPTIONS, COLUMBIA GLOBAL VALUE FUND AND COLUMBIA INTERNATIONAL VALUE FUND ARE NO LONGER ACCEPTING NEW INVESTMENTS FROM CURRENT OR PROSPECTIVE INVESTORS. PLEASE SEE EACH FUND'S DESCRIPTION FOR MORE INFORMATION.

ABOUT THE FUNDS

Each type of Fund has a different investment focus:

  - Stock Funds invest primarily in equity securities of U.S. companies. Within the Stock Funds category is Columbia Asset Allocation Fund II. This Fund invests in a mix of equity and fixed income securities, as well as money market instruments.

  - International Stock Funds invest primarily in equity securities of companies outside the U.S.

  - The Global Stock Fund invests primarily in equity securities of U.S. and non-U.S. companies.

  - Index Funds focus on long-term growth. Except for Columbia Large Cap Enhanced Core Fund, they all seek to match the industry and risk characteristics of a specific stock market index, like the S&P 500, by investing primarily in the equity securities that are included in the index. While maintaining the characteristics of the index, Columbia Large Cap Enhanced Core Fund varies the number, type and weighting of its holdings from those of the index to try to provide higher returns.

  - Government & Corporate Bond Funds focus on the potential to earn income by investing primarily in fixed income securities.

  - Municipal Bond Funds focus on the potential to earn income that is generally free from federal income tax by investing primarily in municipal securities.

The Funds also have different risk/return characteristics because they invest in different kinds of securities and have varying investment strategies.

Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have the highest risk. Foreign securities also involve special risks not associated with investing in the U.S. stock market, which you need to be aware of before you invest.

Fixed income securities and municipal securities have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of fixed income securities and municipal securities.

In every case, there's a risk that you'll lose money or that you may not earn as much as you expect.

CHOOSING THE RIGHT FUNDS FOR YOU

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Stock, International/Global Stock and Index Funds generally focus on long-term growth. They may be suitable for you if:

  - you have longer-term investment goals

  - they're part of a balanced portfolio

  - you want to try to protect your portfolio against a loss of buying power that inflation can cause over time

They may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with equity securities, including foreign securities

  - you have short-term investment goals

  - you're looking for a regular stream of income

The Government & Corporate Bond and Municipal Bond Funds focus on the potential to earn income. They may be suitable for you if:

  - you're looking for income

  - you have longer-term investment goals

The Municipal Bond Funds may be suitable if you also want to reduce taxes on your investment income.

The Government & Corporate Bond and Municipal Bond Funds may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with fixed income securities

You'll find a discussion of each Fund's investment objective, principal investment strategies and risks in the Fund descriptions that start on page 7.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.345.6611 or contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

PROPOSED REORGANIZATIONS

On April 4, 2006, the Board of Columbia Funds Series Trust, on behalf of the Funds, approved the reorganization of certain of the Funds into corresponding series of Columbia Funds Series Trust I. Specifically, the Board approved the reorganization of Columbia Marsico Mid Cap Growth Fund, Columbia Intermediate Core Bond Fund and Columbia Municipal Income Fund into, respectively, Columbia Mid Cap Growth Fund, Columbia Core Bond Fund and Columbia Tax-Exempt Fund. The principal effect of each reorganization would be to convert an investment in a Fund that is a series of Columbia Funds Series Trust into an investment in a Fund that is a series of Columbia Funds Series Trust I.

Shareholders of each Fund involved in the reorganizations will be asked to consider and vote on an Agreement and Plan of Reorganization at a special shareholder meeting which is expected to be held in early September 2006. If shareholder approval is obtained and the other conditions to the reorganizations are satisfied, it is anticipated that the reorganizations will take place in mid to late September 2006. At that time, Class A shares, Class B shares, Class C shares and Class Z shares of Columbia Marsico Mid Cap Growth Fund, Columbia Intermediate Core Bond Fund and Columbia Municipal Income Fund would be exchanged for shares of equal dollar value in an identical share class of, respectively, Columbia Mid Cap Growth Fund, Columbia Core Bond Fund and Columbia Tax-Exempt Fund.

PROPOSED BOARD ACTIVITIES

At Board meetings scheduled for mid-August 2006, the Board of Trustees of Columbia Funds Series Trust will be asked to take various actions to enable Columbia Marsico 21st Century Fund, Columbia Small Cap Value Fund II, Columbia Multi-Advisor International Equity Fund and Columbia Marsico International Opportunities Fund to operate as stand-alone funds. This Prospectus describes these Funds as Feeder Funds that invest all of their assets in a corresponding Master Portfolio that, in turn, invests in individual portfolio securities. If the Board decides to take these actions, the Funds will invest directly in individual portfolio securities rather than in corresponding Master Portfolios.

Specifically, the Board will be asked to adopt/approve an advisory agreement with the Adviser, and sub-advisory agreements with the Sub-Advisers, for these Funds on the same terms as are described herein for the Master Portfolios, as well as a single integrated administration agreement combining the Fund-level administrative duties and fees with those at the corresponding Master Portfolio-level. These actions will not result in any change in total fees or the investment objective and principal investment strategies as they are described in this prospectus. Nor will they result in a change in the principal risks of investing in the Funds, except that the disclosed risks of investing in a master-feeder structure will no longer apply. There will be no transaction or other costs charged to Fund shareholders and no federal income tax consequences as a result of the actions.

Shareholder approval is not required to implement these actions and, accordingly, will not be requested. This prospectus will be supplemented by the end of August if the actions are not approved by the Board or are not implemented as described.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds

(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

COLUMBIA MANAGEMENT ADVISORS, LLC (THE ADVISER) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND. THE ADVISER AND COLUMBIA FUNDS HAVE ENGAGED SUB-ADVISERS WHICH ARE RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR CERTAIN FUNDS.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE SUB-ADVISERS STARTING ON PAGE
 145.

--------------------------------------------------------------------------------


COLUMBIA CONVERTIBLE SECURITIES FUND                            7
-----------------------------------------------------------------
COLUMBIA ASSET ALLOCATION FUND II                              12
-----------------------------------------------------------------
COLUMBIA LARGE CAP VALUE FUND                                  18
-----------------------------------------------------------------
COLUMBIA MID CAP VALUE FUND                                    23
-----------------------------------------------------------------
COLUMBIA LARGE CAP CORE FUND                                   27
-----------------------------------------------------------------
COLUMBIA MARSICO GROWTH FUND                                   32
Sub-adviser: Marsico Capital Management, LLC
-----------------------------------------------------------------
COLUMBIA MARSICO FOCUSED EQUITIES FUND                         37
Sub-adviser: Marsico Capital Management, LLC
-----------------------------------------------------------------
COLUMBIA MARSICO MID CAP GROWTH FUND                           44
Sub-adviser: Marsico Capital Management, LLC
-----------------------------------------------------------------
COLUMBIA MARSICO 21ST CENTURY FUND                             49
Sub-adviser: Marsico Capital Management, LLC
-----------------------------------------------------------------
COLUMBIA SMALL CAP VALUE FUND II                               56
-----------------------------------------------------------------
COLUMBIA SMALL CAP GROWTH FUND II                              60
-----------------------------------------------------------------
COLUMBIA GLOBAL VALUE FUND                                     66
Sub-adviser: Brandes Investment Partners, L.P.
-----------------------------------------------------------------
COLUMBIA INTERNATIONAL VALUE FUND                              72
Sub-adviser: Brandes Investment Partners, L.P.
-----------------------------------------------------------------
COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND               78
Sub-advisers: Marsico Capital Management, LLC and Causeway
Capital Management LLC
-----------------------------------------------------------------
COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND              83
Sub-adviser: Marsico Capital Management, LLC
-----------------------------------------------------------------
COLUMBIA LARGE CAP INDEX FUND                                  89
-----------------------------------------------------------------
COLUMBIA MID CAP INDEX FUND                                    94
-----------------------------------------------------------------
COLUMBIA SMALL CAP INDEX FUND                                  99
-----------------------------------------------------------------
COLUMBIA LARGE CAP ENHANCED CORE FUND                         104
-----------------------------------------------------------------
COLUMBIA SHORT TERM BOND FUND                                 110
-----------------------------------------------------------------
COLUMBIA INTERMEDIATE CORE BOND FUND                          115

-----------------------------------------------------------------
COLUMBIA TOTAL RETURN BOND FUND                               121
-----------------------------------------------------------------
COLUMBIA HIGH INCOME FUND                                     127
Sub-adviser: MacKay Shields LLC
-----------------------------------------------------------------
COLUMBIA SHORT TERM MUNICIPAL BOND FUND                       131
-----------------------------------------------------------------
COLUMBIA MUNICIPAL INCOME FUND                                136
-----------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                   142
-----------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                     145

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                        157
     How orders are processed                                  161
     Redemption fees                                           163
  Financial intermediary payments                              168
  Distributions and taxes                                      170
  Legal matters                                                174
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                           175
------------------------------------------------------------------
HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION                201
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                  215
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

COLUMBIA CONVERTIBLE SECURITIES FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. THE ADVISER'S INCOME STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE TEAM MEMBERS ON PAGE 145.

WHAT ARE CONVERTIBLE SECURITIES?

CONVERTIBLE SECURITIES, WHICH INCLUDE CONVERTIBLE BONDS AND CONVERTIBLE PREFERRED STOCKS, CAN BE EXCHANGED FOR COMMON STOCK AT A SPECIFIED RATE. THE COMMON STOCK IT CONVERTS TO IS CALLED THE "UNDERLYING" COMMON STOCK.

CONVERTIBLE SECURITIES TYPICALLY:

  - HAVE HIGHER INCOME POTENTIAL THAN THE UNDERLYING COMMON STOCK

  - ARE AFFECTED LESS BY CHANGES IN THE STOCK MARKET THAN THE UNDERLYING COMMON STOCK

  - HAVE THE POTENTIAL TO INCREASE IN VALUE IF THE VALUE OF THE UNDERLYING COMMON STOCK INCREASES

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to provide investors with a total investment return, comprised of current income and capital appreciation, consistent with prudent investment risk.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in convertible securities. The Fund may also invest in common stocks. Most convertible securities are issued by U.S. issuers. The Fund may invest up to 15%
                   of its assets in Eurodollar convertible securities.

The Fund may invest up to 20% of its assets in foreign securities.

The team generally chooses convertible securities that are rated at least "B" by a nationally recognized statistical rating organization (NRSRO). The team may choose unrated securities if it believes they are of comparable quality at the time of investment.

The Fund also may invest in other equity securities. The Fund may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The team looks for opportunities to participate in the growth potential of the underlying common stocks, while earning income that is generally higher than the income these stocks earn. The Fund may sell common stocks short (short-selling) against positions in which the Fund has directly invested in convertible securities with no more than 10% of its assets.

When identifying individual investments, the team evaluates a number of factors, including:

  - the issuer's financial strength and revenue outlook

  - earnings trends, including changes in earnings estimates

  - the security's conversion feature and other characteristics

The team tries to limit conversion costs and generally sells securities when they take on the trading characteristics of the underlying common stock. The team also may convert securities to common shares when it believes it's appropriate to do so.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         WITH LIMITED EXCEPTIONS, THE FUND WILL NOT LONGER ACCEPT NEW INVESTORS AT THE
                   TIME THAT THE FUND'S TOTAL ASSETS UNDER MANAGEMENT REACH $2 BILLION. FOLLOWING
                   THE CLOSING DATE, ANY INVESTORS THAT MAINTAIN AN INVESTMENT IN THE FUND WILL
                   CONTINUE TO BE ABLE TO PURCHASE ADDITIONAL SHARES OF THE FUND; HOWEVER, IN THE
                   EVENT THAT AN ORDER TO PURCHASE SHARES IS RECEIVED AFTER THE CLOSING DATE FROM A
                   POTENTIAL INVESTOR THAT DOES NOT ALREADY HOLD SHARES OF THE FUND, THE ORDER WILL
                   BE REFUSED AND ANY MONEY THAT THE FUND HAS RECEIVED WILL BE RETURNED TO THE
                   INVESTOR OR THEIR INVESTMENT PROFESSIONAL, AS APPROPRIATE. RETIREMENT PLANS AND
                   CERTAIN INVESTMENT FUNDS MANAGED BY THE ADVISER, INCLUDING THE COLUMBIA LIFEGOAL
                   PORTFOLIOS AND FUTURE SCHOLAR PROGRAM THAT CURRENTLY OFFER OR EMPLOY THE FUND AS
                   AN INVESTMENT OPTION, WILL CONTINUE TO BE ABLE TO PURCHASE OR OFFER SHARES OF
                   THE FUND AFTER THE CLOSING DATE.

       Columbia Convertible Securities Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team chooses convertible securities that it believes have the potential for long-term growth in value. There is a risk that the value of these investments will not rise as high as the team expects, or will fall. The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the Fund's ability to meet its objective.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - INTEREST RATE RISK -- Certain of the convertible securities in which the Fund invests are fixed income securities. The prices of the Fund's fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer maturities tend to fall more in value when interest rates rise than fixed income securities with shorter maturities.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Fixed income securities with the lowest investment grade rating or that aren't investment grade are more speculative in nature than securities with higher ratings, and they tend to be more sensitive to credit risk, particularly during a downturn in the economy.

      - SHORT SELLING RISK -- In order to short sell a common stock, the Fund must borrow, buy or already hold the security to make delivery to the counterparty. If the Fund borrows the security, it then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Therefore, the Fund bears the risk that the price of the security at the time of replacement has not moved in the direction that was originally predicted. There also is a risk that the Fund may experience difficulty purchasing the security necessary for replacement if the security does not have a liquid market at the time that the replacement must occur or that an event may occur to the security underlying the short position that makes the short position worthless or lose value.

      - FOREIGN INVESTMENT RISK -- Because the Fund may invest up to 20% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                2000     2001     2002     2003     2004     2005
                ----     ----     ----     ----     ----     ----
               15.21%   -7.66%   -9.40%   26.15%   11.11%    3.48%



               *Year-to-date return as of June 30, 2006: 3.16%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 2000:           13.55%
         WORST: 3RD QUARTER 2002:         -10.52%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Merrill Lynch All Convertibles All Qualities Index, a widely used unmanaged index that measures the performance of convertible securities. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                        1 YEAR   5 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES             3.48%    3.94%     8.01%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                 1.52%    2.58%     5.20%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES         3.40%    2.66%     5.32%



         MERRILL LYNCH ALL CONVERTIBLES ALL QUALITIES
           INDEX (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                            1.01%    4.22%     5.41%

      *THE INCEPTION DATE OF CLASS Z SHARES IS MAY 21, 1999. THE RETURN FOR THE
       INDEX SHOWN IS FROM THAT MAY 31, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION - PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class Z shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases               N/A



         Maximum deferred sales charge (load)                           N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.77%



         Other expenses(3,4)                                            0.08%
                                                                        -----



         Total annual Fund operating expenses(4)                        0.85%
                                                                        =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.60% and an administration fee of 0.17%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.65% for assets up to $500 million; 0.60% for assets in excess of $500 million and up to $1 billion; 0.55% for assets in excess of $1 billion and up to $1.5 billion; and 0.50% for assets in excess of $1.5 billion.

      (3)Other expenses have been restated to reflect contractual changes to the fees paid by the Fund for transfer agency services effective April 1, 2006.

      (4)The Fund's transfer agent has voluntarily agreed to waive a portion of its fees (which are included in other expenses), for accounts other than omnibus accounts, so that transfer agent fees (exclusive of out-of-pocket expenses) will not exceed 0.02% annually. If this fee waiver were reflected in this table, other expenses would be 0.07%, and total annual Fund operating expenses would be 0.84%. The Fund's transfer agent, at its discretion, may revise or discontinue this arrangement at any time.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $87      $271      $471      $1,048

COLUMBIA ASSET ALLOCATION FUND II

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. VIKRAM KURIYAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE EQUITY PORTION OF THE FUND. LEONARD APLET AND RICHARD CUTTS OF THE ADVISER MAKE THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FIXED INCOME AND MONEY MARKET PORTIONS OF THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGERS STARTING ON PAGE 145.

WHAT IS AN ASSET ALLOCATION FUND?

THIS ASSET ALLOCATION FUND INVESTS IN A MIX OF EQUITY AND FIXED INCOME SECURITIES, AND CASH EQUIVALENTS.

EACH OF THESE "ASSET CLASSES" HAS DIFFERENT RISK/RETURN CHARACTERISTICS. THE PORTFOLIO MANAGERS CHANGE THE MIX BASED ON THEIR ASSESSMENT OF THE EXPECTED RISKS AND RETURNS OF EACH CLASS.

ASSET ALLOCATION FUNDS LIKE THIS ONE CAN PROVIDE A DIVERSIFIED ASSET MIX FOR YOU IN A SINGLE INVESTMENT.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to obtain long-term growth from capital appreciation, and dividend and interest income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests in a mix of equity and fixed income securities, as well as cash equivalents, including U.S. government obligations, commercial paper and other short-term, interest-bearing instruments.

The portfolio managers use asset allocation and active security selection as its principal investment approach. The portfolio managers allocate assets among the three asset classes based on its assessment of the expected risks and returns of each class.

The equity securities the Fund invests in are primarily common stocks of medium and large-sized companies whose market capitalizations typically are at least $1 billion and that are believed to have potential for long-term growth.

In selecting investments for the equity portion of the Fund, the portfolio managers use quantitative analysis to evaluate the attractiveness of each potential investment generally selected from the universe of companies included in the Russell 1000 Index. The portfolio managers may examine a wide variety of factors classified as value measures (forward price-to-earnings, trailing price-to-earnings, book value-to-price, price-to-cash flow, etc.), growth measures (earnings growth, revenue growth, etc.), price momentum and earnings momentum (earnings change, estimate revision, earnings surprise, etc.), among others.

The fixed income securities the Fund invests in are primarily investment grade bonds and notes. The Fund may invest up to 10% of its total assets in high yield debt securities which are often referred to as "junk bonds". The Fund normally invests at least 25% of its assets in senior securities. The Fund may also invest up to 35% of its assets in mortgage-backed and asset-backed securities.

In the fixed income portion of its portfolio, the Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options, and other derivative instruments to seek to enhance returns, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in an underlying asset.

The Fund may also participate in mortgage dollar rolls up to the amount of allowable investments in mortgage-backed securities and limited to the Fund's current position in mortgage-backed securities. The Fund may roll all, a portion or none of the Fund's current position in mortgage-backed securities.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The portfolio managers may sell a security when the Fund's asset allocation changes, if there is a deterioration in the issuer's financial situation, when the portfolio managers believe other investments are more attractive, or for other reasons.

The portfolio managers may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the portfolio managers:

  - may try to sell shares of a security with the highest cost for tax purposes first, before selling other shares of the same security. The portfolio managers will only use this strategy when it is believed to be in the best interest of the Fund to do so and may sell other shares when appropriate

While the Fund may try to manage capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Asset Allocation Fund II has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The portfolio managers use an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns the team expects, or will fall in value.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - INTEREST RATE RISK -- The prices of the Fund's fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer maturities tend to fall more in value when interest rates rise than fixed income securities with shorter maturities.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not rated investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio managers use derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio managers are not required to utilize derivatives to reduce risks.

      - MORTGAGE DOLLAR ROLLS -- Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase those or similar securities at a mutually agreed-upon future date and lower price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase the Fund's portfolio turnover rate.

      - MORTGAGE-BACKED OR MORTGAGE-RELATED SECURITIES -- The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields. Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association, Federal National Mortgage Association or Federal Home Loan Mortgage Corporation, but may also be issued or guaranteed by other private issuers. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.

      - ASSET-BACKED SECURITIES RISK -- Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

      - INVESTMENT IN ANOTHER COLUMBIA FUND -- The Fund may pursue its fixed income securities strategy by investing in Columbia Total Return Bond Fund. The Adviser and its affiliates are entitled to receive fees from Columbia Total Return Bond Fund for providing advisory and other services, in addition to the fees which they are entitled to receive from Columbia Asset Allocation Fund II for services provided directly. Accordingly, shareholders may pay additional fees, unless such fees are waived, because of the Fund's investment in another Fund. The Adviser and its affiliates may waive fees which they are entitled to receive from Columbia Total Return Bond Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                2000     2001     2002     2003     2004     2005
                ----     ----     ----     ----     ----     ----
               -0.50%   -6.33%   -14.91%  19.74%    8.55%    4.59%



               *Year-to-date return as of June 30, 2006: 1.41%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:          10.24%
         WORST: 2ND QUARTER 2002:         -8.62%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Russell 1000 Index and the Lehman Brothers U.S. Aggregate Index. The Russell 1000 Index is an unmanaged index composed of the 1,000 largest stocks in the Russell 3000 Index. The Lehman Brothers U.S. Aggregate Index is an unmanaged index made up of the Lehman Brothers U.S. Government/Credit Index, Lehman Brothers Mortgage-Backed Securities Index, Lehman Brothers Asset-Backed Index and Lehman Brothers Commercial Mortgage-Backed Securities Index. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES               4.59%     1.62%     2.38%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                   4.01%     1.04%     1.42%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES           2.97%     1.06%     1.54%



         RUSSELL 1000 INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                        6.27%     1.07%     1.05%



         LEHMAN BROTHERS U.S. AGGREGATE INDEX (REFLECTS
           NO DEDUCTIONS FOR FEES, EXPENSES OR TAXES)      2.43%     5.87%     5.33%




      *THE INCEPTION DATE OF CLASS Z SHARES IS MAY 21, 1999. THE RETURNS FOR THE
       INDICES SHOWN ARE FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class Z shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases               N/A



         Maximum deferred sales charge (load)                           N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.72%



         Other expenses(3)                                              0.25%
                                                                        -----



                                                                        0.97%
         Total annual Fund operating expenses

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.60% and an administration fee of 0.12%.

      (3)Other expenses have been restated to reflect contractual changes to the fees paid by the Fund for transfer agency services effective April 11, 2006.

      (4)The Fund's transfer agent has voluntarily agreed to waive a portion of its fees (which are included in other expenses), for accounts other than omnibus accounts, so that transfer agent fees (exclusive of out-of-pocket expenses) will not exceed 0.02% annually. If this fee waiver were reflected in this table, other expenses would be 0.17%, and total annual Fund operating expenses would be 0.89%. The Fund's transfer agent, at its discretion, may revise or discontinue this arrangement at any time.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                       $99      $309      $536      $1,190

COLUMBIA LARGE CAP VALUE FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. THE ADVISER'S VALUE STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE TEAM MEMBERS ON PAGE 145.

WHAT IS VALUE INVESTING?

VALUE INVESTING MEANS LOOKING FOR "UNDERVALUED" COMPANIES -- QUALITY COMPANIES THAT MAY BE CURRENTLY OUT OF FAVOR AND SELLING AT REDUCED PRICES, BUT THAT HAVE GOOD POTENTIAL TO INCREASE IN VALUE.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks growth of capital by investing in companies that are believed to be undervalued.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in large capitalization companies whose market capitalizations are within the range of the companies within the Russell 1000 Value Index (currently between $859 million and $367.5 billion) at the time of purchase. It generally invests in companies in a broad range of industries with market capitalizations of at least
                   $1 billion and daily trading volumes of at least $3 million. The Fund may also invest up to 20% of its assets in foreign securities. The Fund may also invest in real estate investment trusts.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The management team uses a three-pronged approach, combining fundamental and quantitative analysis with risk management to identify value opportunities and construct the portfolio. The management team looks at, among other things:

  - mature, fundamentally sound businesses that are believed to be attractively priced due to investor indifference or unpopularity

  - various measures of relative valuation, including price to cash flow and relative dividend yield. The team believes that companies with lower relative valuation are generally more likely to provide better opportunities for capital appreciation

  - a company's current operating margins relative to its historic range

  - indicators of potential stock price appreciation. These could take the form of anticipated earnings growth, company restructuring, changes in management, new product opportunities, business model changes, or other anticipated improvements in micro and macroeconomic factors

Additionally, the management team uses analytical tools to actively monitor the risk profile of the portfolio.

The team may sell a security when its price reaches a target set by the team, if there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  - may limit the number of buy and sell transactions it makes

  - may try to sell shares in a manner that would create the lowest tax burden on shareholders

  - may offset capital gains by selling securities to realize a capital loss

While the Fund may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Large Cap Value Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks that it believes are undervalued, with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.
      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
      - FOREIGN INVESTMENT RISK -- Because the Fund may invest up to 20% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.
      - REAL ESTATE INVESTMENT TRUST RISK -- Changes in real estate values or economic downturns can have a significant negative effect on issuers in the real estate industry.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
                ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               21.12%   26.66%   17.34%    1.25%    3.94%   -7.09%   -19.20%  31.62%   13.62%    9.15%



               *Year-to-date return as of June 30, 2006: 5.45%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1998:           19.69%
         WORST: 3RD QUARTER 2002:         -20.49%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Russell 1000 Value Index, an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                         1 YEAR   5 YEARS   10 YEARS
         CLASS Z SHARES RETURNS BEFORE TAXES             9.15%     4.15%      8.79%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                 8.38%     3.31%      6.41%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES         6.19%     3.18%      6.60%



         RUSSELL 1000 VALUE INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR TAXES)       7.05%     5.28%     10.94%




--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class Z shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                               Class Z
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.66%



         Other expenses(3,4)                                             0.10%
                                                                          ------



         Total annual Fund operating expenses                            0.76%



         Fee waivers(5)                                                 (0.01)%
                                                                          ------



         Total net expenses(4)                                           0.75%
                                                                          ======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.49% and an administration fee of 0.17%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.60% for assets up to $500 million; 0.55% for assets in excess of $500 million and up to $1 billion; 0.43% for assets in excess of $1 billion and up to $6 billion; and 0.41% in excess of $6 billion.

      (3)Other expenses have been restated to reflect contractual changes to the fees paid by the Fund for transfer agency services effective April 1, 2006.

      (4)The Fund's transfer agent has agreed to waive a portion of its fees (which are included in other expenses), for accounts other than omnibus accounts, so that transfer agent fees (exclusive of out-of-pocket expenses) will not exceed 0.02% annually. If this fee waiver were reflected in this table, other expenses would be 0.07%, and total annual Fund operating expenses would be 0.72%. The Fund's Transfer Agent, at its discretion, may revise or discontinue this arrangement at any time.

      (5)The Fund's administrator has agreed to waive a specified portion (0.04% of net assets) of the administration fees payable to it up to $500 million. Fees will not be waived on assets in excess of $500 million.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE




      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $77      $240      $419       $939

COLUMBIA MID CAP VALUE FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. THE ADVISER'S VALUE STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE TEAM MEMBERS ON PAGE 145.

WHAT IS VALUE INVESTING?

VALUE INVESTING MEANS LOOKING FOR "UNDERVALUED" COMPANIES -- QUALITY COMPANIES THAT MAY BE CURRENTLY OUT OF FAVOR AND SELLING AT A REDUCED PRICE, BUT THAT HAVE GOOD POTENTIAL TO INCREASE IN VALUE.

--------------------------------------------------------------------------------


[TARGET GRAPHIC]   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital with income as a secondary consideration.

[COMPASS GRAPHIC]  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities of U.S. companies whose market capitalizations are within the range of the companies within the Russell Midcap Value Index (currently between
                   $1.4 billion and $13.4 billion) and that are believed to have the potential for long-term growth. The Fund may also invest up to 20% of its assets in foreign securities. The Fund may also invest in real estate investment trusts.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The management team uses a three prong approach, combining fundamental and quantitative analysis with risk management to identify value opportunities and construct the portfolio. The management team looks at, among other things:

  - mature, fundamentally sound businesses that are believed to be attractively priced due to investor indifference or unpopularity

  - various measures of relative valuation, including price to cash flow and relative dividend yield. The team believes that companies with lower relative valuation are generally more likely to provide better opportunities for capital appreciation

  - a company's current operating margins relative to its historic range

  - indicators of potential stock price appreciation. These could take the form of anticipated earnings growth, company restructuring, changes in management, new product opportunities, business model changes, or other anticipated improvements in micro and macroeconomic factors.

Additionally, the management team uses analytical tools to actively monitor the risk profile of the portfolio.

The team may sell a security when its price reaches a target set by the team, if there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  - may limit the number of buy and sell transactions it makes

  - may try to sell shares in a manner that would create the lowest tax burden on shareholders

  - may offset capital gains by selling securities to realize a capital loss

While the Fund may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


[LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
GRAPHIC]           Columbia Mid Cap Value Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks it believes are undervalued with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the team expects, or will fall.
      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
      - FOREIGN INVESTMENT RISK -- Because the Fund may invest up to 20% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.
      - REAL ESTATE INVESTMENT TRUST RISK -- Changes in real estate values or economic downturns can have a significant negative effect on issuers in the real estate industry.


--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                2002     2003     2004     2005
                ----     ----     ----     ----
               -13.09%  36.89%   20.89%   15.27%



               *Year-to-date return as of June 30, 2006: 6.22%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:           17.18%
         WORST: 3RD QUARTER 2002:         -17.89%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Russell Midcap Value Index, an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Value Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                          LIFE OF
                                                                 1 YEAR    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES                     15.27%   14.72%



         CLASS Z SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS     12.37%   13.36%



         CLASS Z SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS
           AND SALE OF FUND SHARES                               11.34%   12.29%



         RUSSELL MIDCAP VALUE INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                              12.65%   15.62%

      *THE INCEPTION DATE OF CLASS Z SHARES IS NOVEMBER 20, 2001. THE RETURN FOR
       THE INDEX SHOWN IS FROM NOVEMBER 20, 2001.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


[PERCENT GRAPHIC]  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class Z shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.75%



         Other expenses(3)                                              0.12%
                                                                         -----



         Total annual Fund operating expenses(4)                        0.87%
                                                                         =====




      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.58% and an administration fee of 0.17%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.65% for assets up to $500 million; 0.60% for assets in excess of $500 million and up to $1 billion; 0.55% for assets in excess of $1 billion and up to $1.5 billion; and 0.50% for assets in excess of $1.5 billion.

      (3)Other expenses have been restated to reflect contractual changes to the fees paid by the Fund for transfer agency services effective April 1, 2006.

      (4)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $89      $278      $482      $1,073




COLUMBIA LARGE CAP CORE FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S ADVISER. THE ADVISER'S CORE STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE TEAM MEMBERS ON PAGE 145.

MINIMIZING TAXES

THE MASTER PORTFOLIO'S PROACTIVE TAX MANAGEMENT STRATEGY MAY HELP REDUCE CAPITAL GAINS DISTRIBUTIONS. THE TAX MANAGEMENT STRATEGY SEEKS TO LIMIT PORTFOLIO TURNOVER, OFFSET CAPITAL GAINS WITH CAPITAL LOSSES AND SELL SECURITIES THAT HAVE THE LOWEST TAX BURDEN ON SHAREHOLDERS.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Columbia Large Cap Core Master Portfolio
                   (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in large capitalization companies whose market capitalizations are within the range of the companies within the S&P 500 Index (currently between $535.3 million and $367.5 billion) at the time of purchase. The securities the Master Portfolio normally holds include common stocks, preferred stocks and convertible securities like warrants and rights. It may hold up to 20% of its assets in foreign securities.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The team identifies stocks using a disciplined analytical process. Starting with a universe of companies with market capitalizations of at least $1 billion, the team assesses the investment potential of these companies and their industries by evaluating:

  - the growth prospects of the company's industry

  - the company's relative competitive position in the industry

The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.

The team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued.

In actively managing the portfolio, the team considers the characteristics of the S&P 500 Index as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings.

The team may sell a security when it believes that the profitability of the company's industry is beginning to decline, if there is a meaningful deterioration in the company's competitive position, the company's management fails to execute its business strategy, when the manager considers the security's price to be overvalued, or for other reasons.

The team may use various strategies, consistent with the Master Portfolio's investment objective, to try to reduce the amount of capital gains and income distributed to shareholders. For example, the team:

  - will focus on long-term investments to try to limit the number of buy and sell transactions

  - may try to sell securities in a manner that would create the lowest tax burden on shareholders

  - may offset capital gains by selling securities to realize a capital loss

  - may use options, instead of selling securities

While the Master Portfolio may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Large Cap Core Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks that are believed to have the potential for long-term growth. There is a risk that the value of these investments will not rise as expected, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - TECHNOLOGY AND TECHNOLOGY-RELATED RISK -- The Master Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio may invest up to 20% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1999     2000     2001     2002     2003     2004     2005
                ----     ----     ----     ----     ----     ----     ----
               28.08%   -12.52%  -12.26%  -27.43%  27.27%    8.34%    6.22%



               *Year-to-date return as of June 30, 2006: 4.73%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1999:           20.52%
         WORST: 3RD QUARTER 2001:         -15.93%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500 Index, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES               6.22%    -1.39%     4.18%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                   5.82%    -1.56%     4.01%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES           4.04%    -1.25%     3.55%



         S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                              4.91%     0.54%     4.66%

      *THE INCEPTION DATE OF CLASS Z SHARES IS OCTOBER 2, 1998. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class Z shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)(2)



         Management fees(3)                                             0.72%



         Other expenses(4)                                              0.06%
                                                                         -----



         Total annual Fund operating expenses                           0.78%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (3)The Fund pays an investment advisory fee of 0.55% and an administration fee of 0.17%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.60% for assets up to $500 million; 0.55% for assets in excess of $500 million and up to $1 billion; 0.50% for assets in excess of $1 billion and up to $1.5 billion; 0.45% for assets in excess of $1.5 billion and up to $3 billion; 0.43% for assets in excess of $3 billion and up to $6 billion; and 0.41% in excess of $6 billion.

      (4)The Fund's transfer agent has voluntarily agreed to waive a portion of its fees for accounts other than omnibus accounts, so that transfer agent fees (exclusive of out-of-pocket expenses) will not exceed 0.02% annually. The Fund's transfer agent, at its discretion, may revise or discontinue this arrangement at any time.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $80      $249      $433       $966

COLUMBIA MARSICO GROWTH FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER AND MARSICO CAPITAL MANAGEMENT, LLC (MARSICO CAPITAL) IS ITS SUB-ADVISER. THOMAS F. MARSICO IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL AND MR. MARSICO STARTING ON PAGE 150.

WHY INVEST IN A GROWTH FUND?

GROWTH FUNDS INVEST IN COMPANIES THAT HAVE THE POTENTIAL FOR SIGNIFICANT INCREASES IN REVENUE OR EARNINGS. THESE ARE TYPICALLY COMPANIES THAT ARE DEVELOPING OR APPLYING NEW TECHNOLOGIES, PRODUCTS OR SERVICES IN GROWING INDUSTRY SECTORS.

WHILE THIS FUND INVESTS IN A WIDE RANGE OF COMPANIES AND INDUSTRIES, IT HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF FUNDS. THIS MEANS IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED FUNDS. IT ALSO MEANS IT MAY HAVE RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Columbia Marsico Growth Master Portfolio
                   (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

The Master Portfolio invests primarily in equity securities of large-capitalization companies with a market capitalization of $4 billion or more that are selected for their growth potential. It generally holds a core position of between 35 and 50 common stocks. It may hold up to 25% of its assets in foreign securities.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

In selecting investments for the Master Portfolio, Marsico Capital uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macroeconomic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico Capital may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico Capital seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico Capital has observed.

Marsico Capital then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico Capital may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management, as well as with its customers and (as relevant) suppliers, distributors and competitors. Marsico Capital also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico Capital in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico Capital may reduce or sell investments in portfolio companies if, in the opinion of Marsico Capital, a company's fundamentals change substantially, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The Master Portfolio's core investments generally are comprised of established companies and securities that exhibit growth characteristics. However, the Master Portfolio also may typically include companies with more aggressive growth characteristics and companies undergoing significant changes; e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition.

--------------------------------------------------------------------------------



 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Marsico Growth Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- Marsico Capital uses an investment strategy that tries to identify equities with growth potential. There is a risk that the value of these investments will not rise as high as Marsico Capital expects, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1998     1999     2000     2001     2002     2003     2004     2005
                ----     ----     ----     ----     ----     ----     ----     ----
               38.22%   52.48%   -15.23%  -19.60%  -15.08%  29.05%   15.63%    6.12%



               *Year-to-date return as of June 30, 2006: -0.73%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1999:           35.30%
         WORST: 3RD QUARTER 2001:         -17.27%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500 Index, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES               6.12%     1.57%     8.57%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                   6.12%     1.57%     8.52%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES           3.98%     1.34%     7.53%



         S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                              4.91%     0.54%     4.79%

      *THE INCEPTION DATE OF CLASS Z SHARES IS DECEMBER 31, 1997. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class Z shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)(2)



         Management fees(3)                                             0.86%



         Other expenses(4,5)                                            0.13%
                                                                         -----



         Total annual Fund operating expenses                           0.99%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (3)The Fund pays an investment advisory fee of 0.64% and an administration fee of 0.22%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.75% for assets up to $500 million; 0.70% for assets in excess of $500 million and up to $1 billion; 0.65% for assets in excess of $1 billion and up to $1.5 billion; 0.60% for assets in excess of $1.5 billion and up to $3 billion; 0.58% for assets in excess of $3 billion and up to $6 billion; and 0.56% in excess of $6 billion.

      (4)Other expenses have been restated to reflect contractual changes to the fees paid by the Fund for transfer agency services effective April 1, 2006.

      (5)The Fund's transfer agent has voluntarily agreed to waive a portion of its fees (which are included in other expenses), for accounts other than omnibus accounts, so that transfer agent fees (exclusive of out-of-pocket expenses) will not exceed 0.02% annually. If this fee waiver were reflected in this table, other expenses would be 0.12%, and total annual Fund operating expenses would be 0.98%. The Fund's transfer agent, at its discretion, may revise or discontinue this arrangement at any time.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $101     $315      $547      $1,213

COLUMBIA MARSICO FOCUSED EQUITIES FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MARSICO CAPITAL IS ITS SUB-ADVISER. THOMAS F. MARSICO IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL AND MR. MARSICO STARTING ON PAGE 150.

WHAT IS A FOCUSED FUND?

A FOCUSED FUND INVESTS IN A SMALL NUMBER OF COMPANIES. THIS FUND FOCUSES ON LARGE, ESTABLISHED AND WELL-KNOWN U.S. COMPANIES.

BECAUSE A FOCUSED FUND HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF FUNDS, IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED FUNDS. IT MAY EARN RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Columbia Marsico Focused Equities Master
                   Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in equity securities. The investments will mostly consist of equity securities of large capitalization companies with a market capitalization of $4 billion or more. The Master Portfolio, which is non-diversified, generally holds a core position of 20 to 30 common stocks that are selected for their long-term growth potential. It may invest up to 25% of its assets in foreign securities.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

In selecting investments for the Master Portfolio, Marsico Capital uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macroeconomic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico Capital may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico Capital seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico Capital has observed.

Marsico Capital then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico Capital may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management, as well as with its customers and (as relevant) suppliers, distributors and competitors. Marsico Capital also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico Capital in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico Capital may reduce or sell investments in portfolio companies if, in the opinion of Marsico Capital, a company's fundamentals change substantially, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The Master Portfolio's core investments generally are comprised of established companies and securities that exhibit growth characteristics. However, the Master Portfolio also may typically include companies with more aggressive growth characteristics and companies undergoing significant changes; e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Marsico Focused Equities Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

      - HOLDING FEWER INVESTMENTS -- The Master Portfolio is considered to be non-diversified because it may hold fewer investments than other kinds of equity funds. This increases the risk that its value could go down significantly if even only one of its investments performs poorly. The value of the Master Portfolio will tend to have greater price swings than the value of more diversified equity funds. The Master Portfolio may become a diversified fund by limiting the investments in which more than 5% of its total assets are invested.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


                                  (BAR CHART)

                1998     1999     2000     2001     2002     2003     2004     2005
                ----     ----     ----     ----     ----     ----     ----     ----
               49.64%   53.43%   -17.09%  -18.89%  -15.50%  31.62%   10.97%    9.83%



               *Year-to-date return as of June 30, 2006: -0.49%

BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 1999:           33.16%
         WORST: 1ST QUARTER 2001:         -17.76%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500 Index, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                             LIFE OF
                                                          1 YEAR   5 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES              9.83%     1.92%     9.67%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                  9.83%     1.92%     9.58%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES          6.39%     1.64%     8.50%



         S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                             4.91%     0.54%     4.79%

      *THE INCEPTION DATE OF CLASS Z SHARES IS DECEMBER 31, 1997. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class Z shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)(2)



         Management fees(3)                                            0.86%



         Other expenses(4,5)                                           0.16%
                                                                       -----



         Total annual Fund operating expenses                          1.02%
                                                                       =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (3)The Fund pays an investment advisory fee of 0.64% and an administration fee of 0.22%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.75% for assets up to $500 million; 0.70% for assets in excess of $500 million and up to $1 billion; 0.65% for assets in excess of $1 billion and up to $1.5 billion; 0.60% for assets in excess of $1.5 billion and up to $3 billion; 0.58% for assets in excess of $3 billion and up to $6 billion; and 0.56% in excess of $6 billion.

      (4)Other expenses have been restated to reflect contractual changes to the fees paid by the Fund for transfer agency services effective April 1, 2006.

      (5)The Fund's transfer agent has voluntarily agreed to waive a portion of its fees (which are included in other expenses), for accounts other than omnibus accounts, so that transfer agent fees (exclusive of out-of-pocket expenses) will not exceed 0.02% annually. If this fee waiver were reflected in this table, other expenses would be 0.12%, and total annual Fund operating expenses would be 0.98%. The Fund's transfer agent, at its discretion, may revise or discontinue this arrangement at any time.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $104     $325      $563      $1,248

COLUMBIA MARSICO MID CAP GROWTH FUND

--------------------------------------------------------------------------------

YOU'LL FIND IMPORTANT INFORMATION REGARDING THE PROPOSED REORGANIZATION OF THE FUND ON PAGE 4.

ABOUT THE SUB-ADVISER

THE ADVISER IS THIS FUND'S ADVISER, AND MARSICO CAPITAL IS ITS SUB-ADVISER. CORYDON J. GILCHRIST IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL AND MR. GILCHRIST STARTING ON PAGE
 150.

WHAT IS A MIDCAP GROWTH FUND?

A MIDCAP GROWTH FUND INVESTS IN MEDIUM-SIZED COMPANIES WHOSE EARNINGS ARE EXPECTED TO GROW OR TO CONTINUE GROWING. THESE COMPANIES MAY BE EXPANDING IN EXISTING MARKETS, ENTERING INTO NEW MARKETS, DEVELOPING NEW PRODUCTS OR INCREASING THEIR PROFIT MARGINS BY GAINING MARKET SHARE OR STREAMLINING THEIR OPERATIONS.

THESE COMPANIES CAN HAVE BETTER POTENTIAL FOR RAPID EARNINGS THAN LARGER COMPANIES. THEY MAY, HOWEVER, HAVE A HARDER TIME SECURING FINANCING AND MAY BE MORE SENSITIVE TO A SETBACK IN SALES THAN LARGER, MORE ESTABLISHED COMPANIES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term capital growth by investing primarily in equity securities.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in
                   U.S. companies whose market capitalizations are within the range of companies within the Russell Midcap Growth Index at the time of initial purchase
                   (currently between $37.9 billion and $466 million, but subject to change due to market fluctuations) and that are believed to have the potential for long-term growth. The Fund usually holds a core position of between 35 and 50 equity securities. The Fund may hold up to 15% of its assets in foreign securities.

The Fund may also invest in non-equity securities (which aren't part of its principal investment strategies), but it won't hold more than 10% of its assets in any one type of these non-equity securities. These securities are described in the SAI.

In selecting investments for the Fund, Marsico Capital uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macroeconomic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico Capital may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico Capital seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico Capital has observed.

Marsico Capital then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico Capital may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of project growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management, as well as with its customers and (as relevant) suppliers, distributors and competitors. Marsico Capital also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico Capital in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

--------------------------------------------------------------------------------



 WHILE THIS FUND INVESTS IN A WIDE RANGE OF COMPANIES AND INDUSTRIES, IT HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF FUNDS. THIS MEANS IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED FUNDS. IT ALSO MEANS IT MAY HAVE RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.

--------------------------------------------------------------------------------


Marsico Capital may reduce or sell investments in portfolio companies if, in the opinion of Marsico Capital, a company's fundamentals change substantially, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The Fund's core investments generally are comprised of established companies and securities that exhibit growth characteristics. However, the Fund also may typically include companies with more aggressive growth characteristics and companies undergoing significant changes; e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition.

--------------------------------------------------------------------------------



 YOU'LL FIND MORE ABOUT OTHER
 RISKS OF INVESTING IN THIS FUND
 IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Marsico Mid Cap Growth Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- Marsico Capital chooses stocks that it believes have the potential for superior long-term growth. There is a risk that the value of these investments will not rise as high as the Marsico Capital expects, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - MID-CAPITALIZATION COMPANY RISK -- Medium-sized, or mid-capitalization, companies may be more vulnerable to adverse business of economic events than larger, more established companies because they may have more limited financial resources and markets than larger companies. The stocks of mid-capitalization companies may trade less frequently and in more limited volume than those of larger companies. Additionally, mid-capitalization stocks may be more volatile than those of larger companies.

      - FOREIGN INVESTMENT RISK -- Because the Fund may invest up to 15% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                  (BAR CHART)

                1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
                ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               18.63%   20.66%    3.47%   43.89%   14.76%   -19.92%  -36.38%  29.44%   14.41%    5.16%



               *Year-to-date return as of June 30, 2006: 12.12%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1999:           32.77%
         WORST: 3RD QUARTER 2001:         -30.71%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Russell Midcap Growth Index, an unmanaged index which measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The index is weighted by market value, is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                       1 YEAR   5 YEARS   10 YEARS
         CLASS Z SHARES RETURNS BEFORE TAXES            5.16%   -4.52%     6.85%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                5.16%   -4.52%     5.40%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES        3.35%   -3.79%     5.42%



         RUSSELL MIDCAP GROWTH INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR TAXES)     12.10%    1.38%     9.27%

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class Z shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases               N/A



         Maximum deferred sales charge (load)                           N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.88%



         Other expenses(3)                                              0.08%
                                                                       ------



         Total annual Fund operating expenses                           0.96%
                                                                       ======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.65% and an administration fee of 0.23%.

      (3)Other expenses have been restated to reflect contractual changes to the fees paid by the Fund for transfer agency services effective April 1, 2006.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                               1 YEAR    3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $98      $306      $531      $1,178

COLUMBIA MARSICO 21ST CENTURY FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MARSICO CAPITAL IS ITS SUB-ADVISER. CORYDON J. GILCHRIST IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL AND MR. GILCHRIST STARTING ON PAGE
 150.

WHAT IS A MULTI-CAP FUND?

A MULTI-CAP FUND INVESTS IN COMPANIES ACROSS THE CAPITALIZATION
SPECTRUM -- SMALL, MEDIUM-SIZED AND LARGE COMPANIES. AS A MULTI-CAP FUND, THIS FUND MAY INVEST IN LARGE, ESTABLISHED AND WELL-KNOWN U.S. AND FOREIGN COMPANIES, AS WELL AS SMALL, NEW AND RELATIVELY UNKNOWN COMPANIES THAT ARE BELIEVED TO HAVE THE POTENTIAL TO GROW SIGNIFICANTLY.

WHILE THIS FUND INVESTS IN A WIDE RANGE OF COMPANIES AND INDUSTRIES, IT HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF FUNDS. THIS MEANS IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED FUNDS. IT ALSO MEANS IT MAY HAVE RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.

--------------------------------------------------------------------------------


[TARGET GRAPHIC]   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital.

[COMPASS GRAPHIC]  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Columbia Marsico 21st Century Master
                   Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

The Master Portfolio is an aggressive growth fund that primarily invests in equity securities of companies of any capitalization size and will generally hold a core position of between 35 and 50 common stocks. The Master Portfolio may invest without limit in foreign securities.

The Master Portfolio may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

The Master Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

In selecting investments for the Master Portfolio, Marsico Capital uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macroeconomic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico Capital may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico Capital seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico Capital has observed.

Marsico Capital then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico Capital may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management, as well as with its customers and (as relevant) suppliers, distributors and competitors. Marsico Capital also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico Capital in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico Capital may reduce or sell investments in portfolio companies if, in the opinion of Marsico Capital, a company's fundamentals change substantially, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The Master Portfolio's core investments generally are comprised of established companies and securities that exhibit growth characteristics. However, the Master Portfolio also may typically include companies with more aggressive growth characteristics and companies undergoing significant changes; e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


[LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
GRAPHIC]           Columbia Marsico 21st Century Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

      - STOCK MARKET RISK -- The value of any stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - SMALL COMPANY RISK -- Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio may invest without limitation in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


[BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
GRAPHIC]           The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                2001     2002     2003     2004     2005
                ----     ----     ----     ----     ----
               -18.48%  -9.47%   48.81%   22.26%    8.21%



               *Year-to-date return as of June 30, 2006: 8.10%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:           22.28%
         WORST: 3RD QUARTER 2001:         -18.91%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class Z shares' average annual returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Russell 3000 Index, an unmanaged index of the 3,000 largest U.S. companies ranked by market capitalization. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                                         1 YEAR   5 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES              8.21%    7.76%     3.86%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                  8.11%    7.74%     3.84%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES          5.33%    6.72%     3.31%



         RUSSELL 3000 INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                       6.12%    1.58%    -0.66%

      *THE INCEPTION DATE OF CLASS Z SHARES IS APRIL 10, 2000. THE RETURNS FOR
       THE INDICES SHOWN ARE FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


[PERCENT GRAPHIC]  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class Z shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)(2)



         Management fees(3)                                             0.96%



         Other expenses(1,4,5)                                          0.16%
                                                                         -----



         Total annual Fund operating expenses                           1.12%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (3)The Fund pays an investment advisory fee of 0.74% and an administration fee of 0.22%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.75% for assets up to $500 million; 0.70% for assets in excess of $500 million and up to $1 billion; 0.65% for assets in excess of $1 billion and up to $1.5 billion; 0.60% for assets in excess of $1.5 billion and up to $3 billion; 0.58% for assets in excess of $3 billion and up to $6 billion; and 0.56% in excess of $6 billion.

      (4)Other expenses have been restated to reflect contractual changes to the fees paid by the Fund for transfer agency services effective April 1, 2006.

      (5)The Fund's transfer agent has voluntarily agreed to waive a portion of its fees (which are included in other expenses), for accounts other than omnibus accounts, so that transfer agent fees (exclusive of out-of-pocket expenses) will not exceed 0.02% annually. If this fee waiver were reflected in this table, other expenses would be 0.13%, and total annual Fund operating expenses would be 1.09%. The Fund's transfer agent, at its discretion, may revise or discontinue this arrangement at any time.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $114     $356      $617      $1,363

COLUMBIA SMALL CAP VALUE FUND II

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER. THE ADVISER'S VALUE STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE TEAM MEMBERS ON PAGE 145.

WHAT IS VALUE INVESTING?

VALUE INVESTING MEANS LOOKING FOR "UNDERVALUED" COMPANIES -- QUALITY COMPANIES THAT MAY BE CURRENTLY OUT OF FAVOR AND SELLING AT A REDUCED PRICE, BUT THAT HAVE GOOD POTENTIAL TO INCREASE IN VALUE.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital by investing in companies believed to be undervalued.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Columbia Small Cap Value Master Portfolio
                   (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in equity securities of U.S. companies whose market capitalizations are within the range of the companies within the Russell 2000 Value Index (currently between $142 million and $1.8 billion) and that are believed to have the potential for long-term growth. The Master Portfolio may also invest in real estate investment trusts.

The Master Portfolio may invest up to 20% of its assets in foreign securities.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The management team uses a three prong approach, combining fundamental and quantitative analysis with risk management to identify value opportunities and construct the portfolio. The management team looks at, among other things:

  - fundamentally sound businesses that are believed to be attractively priced due to investor indifference or unpopularity

  - various measures of relative valuation, including price to cash flow, price to earnings, price to sales and price to book. The team believes that companies with lower relative valuation are generally more likely to provide better opportunities for capital appreciation

  - a company's current operating margins relative to its historic range

  - indicators of potential stock price appreciation. These could take the form of anticipated earnings growth, company restructuring, changes in management, new product opportunities, business model changes, or other anticipated improvements in micro and macroeconomic factors

Additionally, the management team uses analytical tools to actively monitor the risk profile of the portfolio.

The team may sell a security when its price reaches a target set by the team, if there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

The team may use various strategies, consistent with the Master Portfolio's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  - may limit the number of buy and sell transactions it makes

  - may try to sell shares in a manner that would create the lowest tax burden on shareholders

  - may offset capital gains by selling securities to realize a capital loss

While the Fund may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Small Cap Value Fund II has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks it believes are undervalued with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the team expects, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - SMALL COMPANY RISK -- Stocks of small companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

      - REAL ESTATE INVESTMENT TRUST RISK -- Changes in real estate values or economic downturns can have a significant negative effect on issuers in the real estate industry.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund can withdraw its entire investment from the Master Portfolio if it believes it's in the best interest of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2003     2004     2005
               ----     ----     ----
              42.04%   24.16%    8.98%



              *Year-to-date return as of June 30, 2006: 4.47%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:           19.15%
         WORST: 3RD QUARTER 2002:         -17.38%


--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class Z shares' average annual returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Russell 2000 Value Index, an index comprised of securities in the Russell 2000 Index, which is a measure of small company performance. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                          LIFE OF
                                                                 1 YEAR    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES                      8.98%   13.42%



         CLASS Z SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS      6.32%   11.80%



         CLASS Z SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS
           AND SALE OF FUND SHARES                                7.27%   10.95%



         RUSSELL 2000 VALUE INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                               4.71%   10.85%

      *THE INCEPTION DATE OF CLASS Z SHARES IS MAY 1, 2002. THE RETURN FOR THE
       INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class Z shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)(2)



         Management fees(3)                                             0.87%



         Other expenses(4)                                              0.10%
                                                                         -----



         Total annual Fund operating expenses(5)                        0.97%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (3)The Fund pays an investment advisory fee of 0.70% and an administration fee of 0.17%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.70% for assets up to $500 million; 0.65% for assets in excess of $500 million and up to $1 billion; and 0.60% for assets in excess of $1 billion and up to $3 billion.

      (4)Other expenses have been restated to reflect contractual changes to the fees paid by the Fund for transfer agency services effective April 1, 2006.

      (5)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
         CLASS Z SHARES                    $99       $309       $536       $1,190

COLUMBIA SMALL CAP GROWTH FUND II

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER. THE ADVISER'S SMALL CAP GROWTH STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE TEAM MEMBERS ON PAGE 145.

WHY INVEST IN A SMALL COMPANY FUND?

A SMALL COMPANY FUND INVESTS IN SMALLER COMPANIES WITH PROMISING PRODUCTS OR THAT ARE OPERATING IN A DYNAMIC FIELD. THESE COMPANIES CAN HAVE STRONGER POTENTIAL FOR RAPID EARNINGS GROWTH THAN LARGER COMPANIES. THEY MAY, HOWEVER, HAVE A HARDER TIME SECURING FINANCING AND MAY BE MORE SENSITIVE TO A SETBACK THAN LARGER, MORE ESTABLISHED COMPANIES.

THE TEAM LOOKS FOR COMPANIES WHOSE EARNINGS ARE GROWING QUICKLY, AND WHOSE SHARE PRICES ARE REASONABLY VALUED.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term capital growth by investing primarily in equity securities.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Columbia Small Cap Growth Master Portfolio
                   (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its net assets in companies whose market capitalizations are within the range of companies within the Russell 2000 Growth Index at the time of purchase. As of April 28, 2006, the market capitalization of companies within the Russell 2000 Growth Index ranged from $33 million to $5 billion.

The Master Portfolio may invest up to 20% of its net assets in foreign securities.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The team identifies stocks using a disciplined process based on the fundamental analysis of the overall economy, industry conditions, and the financial situation and management of each company. It generates ideas from:

  - company meetings/conferences

  - independent industry analysis

  - systematic analysis

  - Wall Street (brokerage) research

The team then conducts a rigorous qualitative analysis of each company being considered for investment. This involves, among other things:

  - gaining an in-depth understanding of the company's business

  - evaluating the company's growth potential, risks and competitive strengths

  - discussing its growth strategy with company management

  - validating the growth strategy with external research

The team will only invest in a company when its stock price is believed to be attractive relative to its forecasted growth.

The team may sell a security when its price reaches a target set by the team, if the company's growth prospects are deteriorating, when the team believes other investments are more attractive, or for other reasons.

The team may use various strategies, consistent with the Master Portfolio's and Fund's investment objectives, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  - may limit the number of buy and sell transactions it makes

  - may try to sell shares in a manner that would create the lowest tax burden on shareholders

  - may offset capital gains by selling securities to realize a capital loss

While the Master Portfolio may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Small Cap Growth Fund II has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks that it believes have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

      - SMALL COMPANY RISK -- Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - TECHNOLOGY AND TECHNOLOGY-RELATED RISK -- The Master Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio may invest up to 20% of its net assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.



        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
                ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               20.59%   19.84%    1.53%   54.88%   -1.60%   -12.00%  -27.76%  37.40%   10.22%    6.70%



               *Year-to-date return as of June 30, 2006: 9.78%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1999:           43.13%
         WORST: 3RD QUARTER 1998:         -25.76%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Russell 2000 Growth Index, an index comprised of securities in the Russell 2000 Index, which is a measure of small company performance. The index is unmanaged, weighted by market capitalization, is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                       1 YEAR    5 YEARS   10 YEARS
         CLASS Z SHARES RETURNS BEFORE TAXES             6.70%    0.54%      8.67%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                 5.00%    0.22%      7.80%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES         6.69%    0.47%      7.36%



         RUSSELL 2000 GROWTH INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR TAXES)       4.15%    2.28%      4.69%

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class Z shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                               Class Z
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases              N/A



         Maximum deferred sales charge (load)                          N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)(2)



         Management fees(3)                                              0.87%



         Other expenses(4,5)                                             0.14%
                                                                          ------



         Total annual Fund operating expenses(6)                         1.01%
                                                                          ======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)These fees and expenses and the examples below include the Fund's portion of the fees and expenses deducted from the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (3)The Fund pays an investment advisory fee of 0.70% and an administration fee of 0.17%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.70% for assets up to $500 million; 0.65% for assets in excess of $500 million and up to $1 billion; and 0.60% for assets in excess of $1 billion.

      (4)Other expenses have been restated to reflect contractual changes to the fees paid by the Fund for transfer agency services effective April 1, 2006.

      (5)The Fund's transfer agent has voluntarily agreed to waive a portion of its fees (which are included in other expenses), for accounts other than omnibus accounts, so that transfer agent fees (exclusive of out-of-pocket expenses) will not exceed 0.02% annually if this fee waiver were reflected in this table, other expenses would be 0.12%, and total annual Fund operating expenses would be 0.99%. The Fund's transfer agent, at its discretion, may revise or discontinue this arrangement at any time.

      (6)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 1.15% for Class Z shares until July 31, 2007. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $103     $322      $558      $1,236

COLUMBIA GLOBAL VALUE FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

BRANDES INVESTMENT PARTNERS, L.P. (BRANDES) IS THIS FUND'S SUB-ADVISER. BRANDES' LARGE CAP INVESTMENT COMMITTEE MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BRANDES STARTING ON PAGE 151.

WHAT IS THE GRAHAM AND DODD APPROACH TO INVESTING?

BENJAMIN GRAHAM IS WIDELY REGARDED AS THE FOUNDER OF THIS CLASSIC VALUE APPROACH TO INVESTING AND A PIONEER IN MODERN SECURITY ANALYSIS. IN HIS 1934 BOOK, SECURITY ANALYSIS, CO-WRITTEN BY DAVID DODD, GRAHAM INTRODUCED THE IDEA THAT STOCKS SHOULD BE CHOSEN BY IDENTIFYING THE "TRUE" LONG-TERM -- OR
INTRINSIC -- VALUE OF A COMPANY BASED ON MEASURABLE DATA. BENJAMIN GRAHAM AND DAVID DODD HAVE NEVER HAD ANY AFFILIATION WITH THE FUND.

THE SUB-ADVISER FOLLOWS THIS APPROACH, LOOKING AT EACH STOCK AS THOUGH IT'S A BUSINESS THAT'S FOR SALE. BY BUYING STOCKS AT WHAT IT BELIEVES ARE FAVORABLE PRICES, THE TEAM LOOKS FOR THE POTENTIAL FOR APPRECIATION OVER THE BUSINESS CYCLE, AND FOR A MARGIN OF SAFETY AGAINST PRICE DECLINES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term capital appreciation by investing primarily in equity securities of domestic and foreign issuers, including issuers in emerging markets countries.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund normally invests at least 80% of its assets in equity securities of domestic and foreign companies that have a market capitalization of more than $1 billion at the time of investment and that are believed to be undervalued. The
                   Fund typically invests in at least three countries, including the United States, at any one time.

The Fund primarily invests in equity securities and may, with respect to its foreign investments, invest in the foregoing and/or depositary receipts.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The Fund's sub-adviser's Large Cap Investment Committee uses the "Graham and Dodd" value approach to selecting securities and managing the Fund. The sub-adviser invests in a company when its current price appears to be below its "true" long-term -- or intrinsic -- value.

The sub-adviser uses fundamental analysis to determine intrinsic value, and will look at a company's earnings, book value, cash flow, capital structure, and management record, as well as its industry and its position in the industry. This analysis includes a review of company reports, filings with the SEC, computer databases, industry publications, general and business publications, brokerage firm research reports and other information sources, as well as interviews with company management.

The sub-adviser may sell a security when its price reaches a target set by the sub-adviser when the sub-adviser believes other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------



 LIMITS ON INVESTMENTS

TO HELP MANAGE RISK, THE FUND HAS CERTAIN LIMITS ON ITS INVESTMENTS. THESE LIMITS APPLY AT THE TIME AN INVESTMENT IS MADE:

  - THE FUND WILL NORMALLY INVEST NO MORE THAN 5% OF ITS ASSETS IN A SINGLE SECURITY.

  - IT MAY NOT INVEST MORE THAN THE GREATER OF:

    - 20% OF ITS ASSETS IN A SINGLE COUNTRY OR INDUSTRY, OR

    - 150% OF THE WEIGHTING OF A SINGLE COUNTRY OR INDUSTRY IN THE MSCI WORLD INDEX (LIMITED TO LESS THAN 25% OF ITS ASSETS IN A SINGLE INDUSTRY, OTHER THAN U.S. GOVERNMENT SECURITIES).

  - IT GENERALLY MAY NOT INVEST MORE THAN 20% OF ITS ASSETS IN EMERGING MARKETS OR DEVELOPING COUNTRIES.




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------



(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         SUBJECT TO CERTAIN LIMITED EXCEPTIONS DISCUSSED BELOW, COLUMBIA GLOBAL VALUE
                   FUND IS NO LONGER ACCEPTING NEW INVESTMENTS FROM CURRENT OR PROSPECTIVE
                   INVESTORS. SHARES OF COLUMBIA GLOBAL VALUE FUND CURRENTLY MAY ONLY BE PURCHASED
                   THROUGH REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS, BY CERTAIN QUALIFIED
                   RETIREMENT PLANS ON BEHALF OF PLAN PARTICIPANTS AND BY INVESTORS WHO PURCHASE
                   SHARES THROUGH ACCOUNTS ESTABLISHED WITH CERTAIN INVESTMENT ADVISERS OR
                   FINANCIAL PLANNERS, INCLUDING CERTAIN WRAP FEE ACCOUNTS. THE FUND IS ALSO OPEN
                   TO INVESTMENTS BY CERTAIN INSTITUTIONAL AND SEPARATELY MANAGED ACCOUNT (SMA)
                   INVESTORS THAT ARE PRE-EXISTING CLIENTS OF BRANDES; THE FUND IS OPEN TO THESE
                   INVESTORS TO THE EXTENT THAT THEY MAY REINVEST THE PROCEEDS OF THEIR EXISTING
                   ACCOUNTS IN SHARES OF THE FUND, AND THEN EXISTING FUND CLOSURE RULES APPLY. IN
                   ADDITION, THE FUND IS OPEN TO INVESTMENTS BY THE TRUSTEES OF COLUMBIA FUNDS
                   SERIES TRUST; EMPLOYEES OF THE ADVISER, BRANDES OR THEIR AFFILIATES, INCLUDING
                   THEIR IMMEDIATE FAMILY MEMBERS; AND BANK OF AMERICA AND BRANDES RETIREMENT
                   PLANS.
                   Columbia Global Value Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The sub-adviser chooses stocks it believes are undervalued or out of favor with the expectation that these stocks will eventually rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the sub-adviser expects, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FOREIGN INVESTMENT RISK -- Because the Fund invests in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - EMERGING MARKETS RISK -- Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Middle East, Asia or Africa, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic downturns in other countries. Some emerging countries have a higher risk of currency devaluations, and some countries may experience long periods of high inflation or rapid changes in inflation rates.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                2002     2003     2004     2005
                ----     ----     ----     ----
               -20.24%  48.14%   17.00%    6.06%



               *Year-to-date return as of June 30, 2006: 8.15%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:           29.13%
         WORST: 3RD QUARTER 2002:         -24.07%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the MSCI World Index, an unmanaged index consisting of securities listed on exchanges in the major European and Asian countries, Australia and the U.S. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                         LIFE OF
                                                               1 YEAR     FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES                     6.06%     9.02%



         CLASS Z SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS     4.61%     7.94%



         CLASS Z SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS
           AND SALE OF FUND SHARES                               6.18%     7.46%



         MSCI WORLD INDEX (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                                    9.49%     4.90%

      *THE INCEPTION DATE OF CLASS Z SHARES IS APRIL 16, 2001. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class Z shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge                                    N/A



         Redemption fee (as a percentage of total redemption
           proceeds)(1)                                                 2.00%






         ANNUAL FUND OPERATING EXPENSES(2)
         (Expenses that are deducted from the Fund's assets)



         Management fees(3)                                             1.07%



         Other expenses(4,5)                                            0.16%
                                                                        -----



         Total annual Fund operating expenses(5,6)                      1.23%
                                                                        =====

      (1)The redemption fee may apply to shares that are redeemed (either by selling your shares or exchanging into another Fund) within 60 days of purchase. Please see ABOUT YOUR INVESTMENT -- BUYING, SELLING AND EXCHANGING SHARES -- REDEMPTION FEES for details.

      (2)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (3)The Fund pays an investment advisory fee of 0.90% and an administration fee of 0.17%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.90% for assets up to $500 million; 0.85% for assets in excess of $500 million and up to $1 billion; 0.80% for assets in excess of $1 billion and up to $1.5 billion; 0.75% for assets in excess of $1.5 billion and up to $3 billion; 0.73% for assets in excess of $3 billion and up to $6 billion; and 0.71% in excess of $6 billion.

      (4)Other expenses have been restated to reflect contractual changes to the fees paid by the Fund for transfer agency services effective April 1, 2006.

      (5)The Fund's transfer agent has voluntarily agreed to waive a portion of its fees (which are included in other expenses), for accounts other than omnibus accounts so that transfer agent fees (exclusive of out-of-pocket expenses) will not exceed 0.02% annually. If this fee waiver were reflected in this table, other expenses would be 0.14%, and total annual Fund operating expenses would be 1.21%. The Fund's transfer agent, at its discretion, may revise or discontinue this arrangement of any time.

      (6)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 1.40% for Class Z shares until July 31, 2007. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $125     $390      $676      $1,489

COLUMBIA INTERNATIONAL VALUE FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND BRANDES IS ITS SUB-ADVISER. BRANDES' LARGE CAP INVESTMENT COMMITTEE MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT BRANDES STARTING ON PAGE 151.

WHAT IS THE GRAHAM AND DODD APPROACH TO INVESTING?

BENJAMIN GRAHAM IS WIDELY REGARDED AS THE FOUNDER OF THIS CLASSIC VALUE APPROACH TO INVESTING AND A PIONEER IN MODERN SECURITY ANALYSIS. IN HIS 1934 BOOK, SECURITY ANALYSIS, CO-WRITTEN BY DAVID DODD, GRAHAM INTRODUCED THE IDEA THAT STOCKS SHOULD BE CHOSEN BY IDENTIFYING THE "TRUE" LONG-TERM -- OR
INTRINSIC -- VALUE OF A COMPANY BASED ON MEASURABLE DATA. BENJAMIN GRAHAM AND DAVID DODD HAVE NEVER HAD ANY AFFILIATION WITH THE FUND.

THE SUB-ADVISER FOLLOWS THIS APPROACH, LOOKING AT EACH STOCK AS THOUGH IT'S A BUSINESS THAT'S FOR SALE. BY BUYING STOCKS AT WHAT IT BELIEVES ARE FAVORABLE PRICES, THE TEAM LOOKS FOR THE POTENTIAL FOR APPRECIATION OVER THE BUSINESS CYCLE, AND FOR A MARGIN OF SAFETY AGAINST PRICE DECLINES.

--------------------------------------------------------------------------------


[TARGET GRAPHIC]   INVESTMENT OBJECTIVE
                   The Fund seeks long-term capital appreciation by investing primarily in equity securities of foreign issuers, including emerging markets countries.

[COMPASS GRAPHIC]  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Columbia International Value Master
                   Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

The Master Portfolio normally invests at least 65% of its assets in foreign companies anywhere in the world that have a market capitalization of more than $1 billion at the time of investment. The Master Portfolio typically invests in at least three countries other than the United States at any one time.

The Master Portfolio primarily invests in equity securities, either directly or indirectly through closed-end investment companies and depositary receipts.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The Fund's sub-adviser's Large Cap Investment Committee uses the "Graham and Dodd" value approach to selecting securities and managing the Master Portfolio. The sub-adviser invests in a company when its current price appears to be below its true long-term -- or intrinsic -- value.

The sub-adviser uses fundamental analysis to determine intrinsic value, and will look at a company's book value, cash flow, capital structure, and management record, as well as its industry and its position in the industry. This analysis includes a review of company reports, filings with the SEC, computer databases, industry publications, general and business publications, brokerage firm research reports and other information sources, as well as interviews with company management.

The sub-adviser may sell a security when its price reaches a target set by the sub-adviser, when the sub-adviser believes other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------

LIMITS ON INVESTMENTS

TO HELP MANAGE RISK, THE FUND HAS CERTAIN LIMITS ON ITS INVESTMENTS. THESE LIMITS APPLY AT THE TIME AN INVESTMENT IS MADE:

  - THE FUND WILL NORMALLY INVEST NO MORE THAN 5% OF ITS ASSETS IN A SINGLE SECURITY.

  - IT MAY NOT INVEST MORE THAN THE GREATER OF:

     - 20% OF ITS ASSETS IN A SINGLE COUNTRY OR INDUSTRY, OR
     - 150% OF THE WEIGHTING OF A SINGLE COUNTRY OR INDUSTRY IN THE MSCI EAFE INDEX (LIMITED TO LESS THAN 25% OF ITS ASSETS IN A SINGLE INDUSTRY, OTHER THAN U.S. GOVERNMENT SECURITIES).
  - IT GENERALLY MAY NOT INVEST MORE THAN 20% OF ITS ASSETS IN EMERGING MARKETS OR DEVELOPING COUNTRIES.




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


[LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
GRAPHIC]           SUBJECT TO CERTAIN LIMITED EXCEPTIONS DISCUSSED BELOW, COLUMBIA INTERNATIONAL
                   VALUE FUND IS NO LONGER ACCEPTING NEW INVESTMENTS FROM CURRENT OR PROSPECTIVE
                   INVESTORS. SHARES OF COLUMBIA INTERNATIONAL VALUE FUND CURRENTLY MAY ONLY BE
                   PURCHASED THROUGH REINVESTMENT OF DISTRIBUTIONS, BY CERTAIN QUALIFIED RETIREMENT
                   PLANS ON BEHALF OF PLAN PARTICIPANTS, BY INVESTORS WHO PURCHASE SHARES THROUGH
                   ACCOUNTS ESTABLISHED WITH CERTAIN INVESTMENT ADVISERS OR FINANCIAL PLANNERS,
                   INCLUDING CERTAIN WRAP FEE ACCOUNTS, AND BY INVESTORS WHO PURCHASE SHARES
                   THROUGH AN ACCOUNT ESTABLISHED WITH A SELLING AGENT THAT HAS AVAILABLE
                   PURCHASING CAPACITY BASED ON POLICIES ESTABLISHED BY THE FUND. THE FUND IS ALSO
                   OPEN TO INVESTMENTS BY CERTAIN INSTITUTIONAL AND SEPARATELY MANAGED ACCOUNT
                   (SMA) INVESTORS THAT ARE PRE-EXISTING CLIENTS OF BRANDES; THE FUND IS OPEN TO
                   THESE INVESTORS TO THE EXTENT THAT THEY MAY REINVEST THE PROCEEDS OF THEIR
                   EXISTING ACCOUNTS IN SHARES OF THE FUND, AND THEN EXISTING FUND CLOSURE RULES
                   APPLY. IN ADDITION, THE FUND IS OPEN TO INVESTMENTS BY THE TRUSTEES OF COLUMBIA
                   FUNDS SERIES TRUST; EMPLOYEES OF THE ADVISER, BRANDES OR THEIR AFFILIATES,
                   INCLUDING THEIR IMMEDIATE FAMILY MEMBERS; AND BANK OF AMERICA AND BRANDES
                   RETIREMENT PLANS.

      Columbia International Value Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The sub-adviser chooses stocks it believes are undervalued or out of favor with the expectation that these stocks will eventually rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the sub-adviser expects, or will fall.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - EMERGING MARKETS RISK -- Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Middle East, Asia or Africa, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic downturns in other countries. Some emerging countries have a higher risk of currency devaluations, and some countries may experience long periods of high inflation or rapid changes in inflation rates.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses.

        Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


[BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC]         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
                ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               15.35%   21.04%   11.60%   52.65%    3.20%   -11.77%  -17.60%  50.78%   24.47%   10.42%



               *Year-to-date return as of June 30, 2006: 11.22%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:           26.78%
         WORST: 3RD QUARTER 2002:         -21.58%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the MSCI EAFE Index, an unmanaged, capitalization-weighted index consisting of securities listed on exchanges in European, Australasian and Far Eastern markets. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                       1 YEAR   5 YEARS   10 YEARS
         CLASS Z SHARES RETURNS BEFORE TAXES           10.42%    8.54%     13.97%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                2.20%    6.18%     12.53%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES        4.46%    5.81%     11.75%



         MSCI EAFE INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                    13.54%    4.55%      5.84%

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


[PERCENT GRAPHIC]  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class Z shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         Redemption fee (as a percentage of total redemption
           proceeds)(1)                                                 2.00%



         ANNUAL FUND OPERATING EXPENSES(2)
         (Expenses that are deducted from the Fund's assets)(3)



         Management fees(4)                                             0.95%



         Other expenses                                                 0.07%
                                                                         -----



         Total annual Fund operating expenses                           1.02%
                                                                         =====

      (1)The redemption fee may apply to shares that are redeemed (either by selling your shares or exchanging into another Fund) within 60 days of purchase. Please see ABOUT YOUR INVESTMENT -- BUYING, SELLING AND EXCHANGING SHARES -- REDEMPTION FEES for details.

      (2)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (3)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (4)The Fund pays an investment advisory fee of 0.73% and an administration fee of 0.22%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.85% for assets up to $500 million; 0.80% for assets in excess of $500 million and up to $1 billion; 0.75% for assets in excess of $1 billion and up to $1.5 billion; 0.70% for assets in excess of $1.5 billion and up to $3 billion; 0.68% for assets in excess of $3 billion and up to $6 billion; and 0.66% in excess of $6 billion.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $104     $325      $563      $1,248

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISERS

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER. THE MASTER PORTFOLIO IS A "MULTI-MANAGER" FUND, WHICH MEANS THAT IT'S MANAGED BY MORE THAN ONE SUB-ADVISER. MARSICO CAPITAL AND CAUSEWAY CAPITAL MANAGEMENT LLC (CAUSEWAY) EACH MANAGES APPROXIMATELY ONE-HALF OF THE ASSETS OF THE MASTER PORTFOLIO. JAMES G. GENDELMAN OF MARSICO CAPITAL AND CAUSEWAY'S PORTFOLIO MANAGEMENT TEAM MAKE THE DAY-TO-DAY INVESTMENT DECISIONS FOR THEIR PORTIONS OF THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL, MR. GENDELMAN AND CAUSEWAY STARTING ON PAGE 150.

WHY INVEST IN AN INTERNATIONAL STOCK FUND?

INTERNATIONAL STOCK FUNDS INVEST IN A DIVERSIFIED PORTFOLIO OF COMPANIES LOCATED IN MARKETS THROUGHOUT THE WORLD. THESE COMPANIES CAN OFFER INVESTMENT OPPORTUNITIES THAT ARE NOT AVAILABLE IN THE UNITED STATES. INVESTING INTERNATIONALLY ALSO INVOLVES SPECIAL RISKS NOT ASSOCIATED WITH INVESTING IN THE U.S. STOCK MARKET.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term capital growth by investing primarily in equity securities of non-United States companies in Europe, Australia, the Far East and other regions, including developing countries.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Columbia Multi-Advisor International
                   Equity Master Portfolio (the Master Portfolio). The Master Portfolio has the
                   same investment objective as the Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in equity securities of established companies located in at least three countries other than the United States. The investment managers select countries, including emerging market or developing countries, and companies they believe have the potential for growth.

The Master Portfolio primarily invests in equity securities which may include equity interests in foreign investment funds or trusts, convertible securities, real estate investment trust securities and depositary receipts.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The Master Portfolio may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

The Master Portfolio is a "multi-manager" fund. It has two different investment managers. Each is responsible for managing approximately one-half of the Master Portfolio's assets. The managers each have different, but complementary, investment styles:

  - Marsico Capital combines "top-down" macroeconomic analysis with "bottom-up" stock selection that focuses primarily on investing in securities with earnings growth potential that may not be realized by other investors.

  - Causeway uses a "bottom-up" analysis and a disciplined value approach. Causeway seeks to invest in companies that it believes are currently undervalued by the market. Causeway makes investment decisions based on the following factors: low price-to-earnings ratios relative to the sector, high yields in dividends or share repurchases, low price-to-book value ratios and low price-to-cash flow ratios relative to the market; and financial strength.

The multi-manager strategy is based on the belief that having more than one manager may result in better performance and more stable returns over time.

A manager may sell a security when its price reaches a target set by the manager, when the company's growth prospects are deteriorating, when the manager believes other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Multi-Advisor International Equity Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The managers choose stocks they believe have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as expected, or will fall. There is also a risk that the Fund's multi-manager strategy may not result in better performance or more stable returns.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - EMERGING MARKETS RISK -- Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Middle East, Asia or Africa, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic downturns in other countries. Some emerging countries have a higher risk of currency devaluation, and some countries may experience long periods of high inflation or rapid changes in inflation rates.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FUTURES RISK -- This Master Portfolio may use futures contracts to convert currencies and to hedge against changes in foreign currency exchange rates. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
                ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                8.47%    1.27%   16.46%   39.49%   -15.13%  -20.66%  -14.53%  34.34%   17.98%   14.08%



               *Year-to-date return as of June 30, 2006: 8.86%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1999:           28.59%
         WORST: 3RD QUARTER 2002:         -19.49%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the MSCI EAFE Index, an unmanaged capitalization-weighted index consisting of securities listed on exchanges in European, Australasian and Far Eastern markets. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                       1 YEAR    5 YEARS   10 YEARS
         CLASS Z SHARES RETURNS BEFORE TAXES           14.08%     4.16%     6.39%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                               13.75%     4.05%     5.11%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES        9.73%     3.58%     4.89%



         MSCI EAFE INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                    13.54%     4.55%     5.84%

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class Z shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases               N/A



         Maximum deferred sales charge (load)                           N/A



         Redemption fee (as a percentage of total redemption
           proceeds)(1)                                                2.00%






         ANNUAL FUND OPERATING EXPENSES(2)
         (Expenses that are deducted from the Fund's assets)(3)



         Management fees(4)                                            0.82%



         Other expenses                                                0.07%
                                                                       ------



         Total annual Fund operating expenses                          0.89%
                                                                       ======

      (1)The redemption fee may apply to shares that are redeemed (either by selling your shares or exchanging into another Fund) within 60 days of purchase. Please see ABOUT YOUR INVESTMENT -- BUYING, SELLING AND EXCHANGING SHARES -- REDEMPTION FEES for details.

      (2)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (3)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (4)The Fund pays an investment advisory fee of 0.65% and an administration fee of 0.17%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.70% for assets up to $500 million; 0.65% for assets in excess of $500 million and up to $1 billion; 0.60% for assets in excess of $1 billion and up to $1.5 billion; 0.55% for assets in excess of $1.5 billion and up to $3 billion; 0.53% for assets in excess of $3 billion and up to $6 billion; and 0.51% in excess of $6 billion.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                               1 YEAR    3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $91      $284      $493      $1,096

COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MARSICO CAPITAL IS ITS SUB-ADVISER. JAMES G. GENDELMAN IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL AND MR. GENDELMAN STARTING ON PAGE
 150.

WHAT IS AN INTERNATIONAL FUND?

INTERNATIONAL STOCK FUNDS INVEST IN A DIVERSIFIED PORTFOLIO OF COMPANIES LOCATED IN MARKETS THROUGHOUT THE WORLD. THESE COMPANIES CAN OFFER INVESTMENT OPPORTUNITIES THAT ARE NOT AVAILABLE IN THE UNITED STATES. INVESTING INTERNATIONALLY ALSO INVOLVES SPECIAL RISKS NOT ASSOCIATED WITH INVESTING IN THE U.S. STOCK MARKET.

WHILE THIS FUND INVESTS IN A WIDE RANGE OF COMPANIES AND INDUSTRIES, IT HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF FUNDS. THIS MEANS IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED FUNDS. IT ALSO MEANS IT MAY HAVE RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Columbia Marsico International
                   Opportunities Master Portfolio (the Master Portfolio). The Master Portfolio has
                   the same investment objective as the Fund.

The Master Portfolio normally invests at least 65% of its assets in common stocks of foreign companies. While the Master Portfolio may invest in companies of any size, it focuses on large companies. These companies are selected for their long-term growth potential. The Master Portfolio normally invests in issuers from at least three different countries not including the United States and generally holds a core position of 35 to 50 common stocks. The Master Portfolio may invest in common stocks of companies operating in emerging markets.

The Master Portfolio may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

The Master Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

In selecting investments for the Master Portfolio, Marsico Capital uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macroeconomic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico Capital may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico Capital seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico Capital has observed.

Marsico Capital then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico Capital may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management, as well as with its customers and (as relevant) suppliers, distributors and competitors. Marsico Capital also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico Capital in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico Capital may reduce or sell investments in portfolio companies if, in the opinion of Marsico Capital, a company's fundamentals change substantially, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The Master Portfolio's core investments generally are comprised of established companies and securities that exhibit growth characteristics. However, the Master Portfolio also may typically include companies with more aggressive growth characteristics and companies undergoing significant changes; e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Marsico International Opportunities Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

      - STOCK MARKET RISK -- The value of any stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. If the Master Portfolio invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - EMERGING MARKETS RISK -- Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Middle East, Asia or Africa, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic downturns in other countries. Some emerging countries have a higher risk of currency devaluations, and some countries may experience long periods of high inflation or rapid changes in inflation rates.

      - FUTURES RISK -- The Master Portfolio may use futures contracts to convert currencies and to hedge against changes in foreign currency exchange rates. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Master Portfolio's volatility.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                2001     2002     2003     2004     2005
                ----     ----     ----     ----     ----
               -14.51%  -7.49%   40.59%   17.01%   20.07%



               *Year-to-date return as of June 30, 2006: 6.70%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:           20.20%
         WORST: 3RD QUARTER 2001:         -18.18%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the MSCI EAFE Index, an unmanaged, capitalization-weighted index consisting of securities listed on exchanges in European, Australasian and Far Eastern markets. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                                         1 YEAR   5 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES             20.07%    9.33%     7.28%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                 19.06%    8.96%     6.94%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES         13.88%    7.94%     6.15%



         MSCI EAFE INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                      13.54%    4.55%     2.89%

      *THE INCEPTION DATE OF CLASS Z SHARES IS AUGUST 1, 2000. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class Z shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         Redemption fee (as a percentage of total redemption
           proceeds)(1)                                                 2.00%



         ANNUAL FUND OPERATING EXPENSES(2)
         (Expenses that are deducted from the Fund's assets)(3)



         Management fees(4)                                             1.02%



         Other expenses                                                 0.07%
                                                                         -----



         Total annual Fund operating expenses(5)                        1.09%
                                                                         =====

      (1)The redemption fee may apply to shares that are redeemed (either by selling your shares or exchanging into another Fund) within 60 days of purchase. Please see ABOUT YOUR INVESTMENT -- BUYING, SELLING AND EXCHANGING SHARES -- REDEMPTION FEES for details.

      (2)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (3)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (4)The Fund pays an investment advisory fee of 0.80% and an administration fee of 0.22%.

      (5)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 1.50% for Class Z shares until July 31, 2007. There is no guarantee that this limitation will continue after July 31, 2007.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $111     $347      $601      $1,329

COLUMBIA LARGE CAP INDEX FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. VIKRAM KURIYAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 145.

WHAT IS AN INDEX FUND?

INDEX FUNDS USE A "PASSIVE" OR "INDEXING" INVESTMENT APPROACH, WHICH ATTEMPTS TO DUPLICATE THE PERFORMANCE OF A SPECIFIC MARKET INDEX.

CORRELATION MEASURES HOW CLOSELY A FUND'S RETURNS MATCH THOSE OF AN INDEX. A PERFECT CORRELATION OF 1.0 MEANS THAT THE NET ASSET VALUE OF THE FUND INCREASES OR DECREASES IN EXACT PROPORTION TO CHANGES IN THE INDEX.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks investment results that (before fees and expenses) correspond to the total return of the S&P 500 Index.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in common stocks that are included in the S&P 500 Index. The S&P 500 Index is an unmanaged index of 500 widely held common stocks, and is not available for investment.

The Fund may buy stock index futures and financial futures as substitutes for the underlying securities in the S&P 500 Index.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Different common stocks have different weightings in the S&P 500 Index, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P 500 Index, the portfolio manager will try to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P 500 Index, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P 500 Index. The Fund may buy shares of Bank of America Corporation, which is currently included in the S&P 500 Index, subject to certain restrictions.

The Fund tries to achieve a correlation of at least 0.95 with the S&P 500 Index on an annual basis (before fees and expenses). The Fund's ability to track the S&P 500 Index is affected by transaction costs and other expenses, changes in the composition of the S&P 500 Index, changes in the number of shares issued by the companies represented in the S&P 500 Index, and by the timing and amount of shareholder purchases and redemptions, among other things.

Equity mutual funds, like other investors in equity securities, incur transaction costs, such as brokerage costs, when they buy and sell securities. The portfolio manager tries to minimize these costs for the Fund by using program trades and crossing networks.

The portfolio manager may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Large Cap Index Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund tries to match (before fees and expenses) the returns of the S&P 500 Index, and is not actively managed. There is no assurance that the returns of the Fund will match the returns of the S&P 500 Index. The value of the Fund will rise and fall with the performance of the S&P 500 Index.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FUTURES RISK -- This Fund may use futures contracts as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
                ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               22.63%   32.70%   28.39%   20.66%   -9.37%   -12.20%  -22.39%  28.28%   10.73%    4.82%



               *Year-to-date return as of June 30, 2006: 2.63%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1998:           21.13%
         WORST: 3RD QUARTER 2002:         -17.37%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500 Index, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                         1 YEAR   5 YEARS   10 YEARS
         CLASS Z SHARES RETURNS BEFORE TAXES             4.82%     0.29%     8.77%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                 4.36%    -0.15%     8.02%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES         3.14%     0.00%     7.32%



         S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                      4.91%     0.54%     9.07%

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class Z shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases              N/A



         Maximum deferred sales charge (load)                          N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.20%



         Other expenses                                                 0.02%
                                                                         -----



         Total annual Fund operating expenses                           0.22%



         Fee waivers and/or reimbursements                             (0.08)%
                                                                         -----



         Total net expenses(3)                                          0.14%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.10% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $14       $63      $116       $272

COLUMBIA MID CAP INDEX FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. VIKRAM KURIYAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 145.

WHAT IS AN INDEX FUND?

INDEX FUNDS USE A "PASSIVE" OR "INDEXING" INVESTMENT APPROACH, WHICH ATTEMPTS TO DUPLICATE THE PERFORMANCE OF A SPECIFIC MARKET INDEX.

CORRELATION MEASURES HOW CLOSELY A FUND'S RETURNS MATCH THOSE OF AN INDEX. A PERFECT CORRELATION OF 1.0 MEANS THAT THE NET ASSET VALUE OF THE FUND INCREASES OR DECREASES IN EXACT PROPORTION TO CHANGES IN THE INDEX.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks investment results that (before fees and expenses) correspond to the total return of the S&P MidCap 400 Index.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in common stocks that are included in the S&P MidCap Index 400. The S&P MidCap
                   Index 400 is an unmanaged index of 400 domestic stocks chosen for their market size, liquidity and industry representation. The index is not available for investment.

The Fund may buy stock index futures and other financial futures as substitutes for the underlying securities in the S&P MidCap 400 Index.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Different common stocks have different weightings in the S&P MidCap 400 Index, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P MidCap 400 Index, the portfolio manager will try to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P MidCap 400 Index, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P MidCap 400 Index.

The Fund tries to achieve a correlation of at least 0.95 with the return of the S&P MidCap 400 Index on an annual basis (before fees and expenses). The Fund's ability to track the S&P MidCap 400 Index may be adversely affected by transaction costs and other expenses, changes in the composition of the S&P MidCap 400 Index, changes in the number of shares issued by the companies represented in the S&P MidCap 400 Index, and by the timing and amount of shareholder purchases and redemptions, among other things.

Equity mutual funds, like other investors in equity securities, incur transaction costs, such as brokerage costs, when they buy and sell securities. The portfolio manager tries to minimize these costs for the Fund by using electronic trading systems such as crossing networks and other trading strategies.

The portfolio manager may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, when the portfolio manager believes the stock is not liquid enough, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Mid Cap Index Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund tries to match (before fees and expenses) the returns of the S&P MidCap 400 Index, and is not actively managed. There is no assurance that the returns of the Fund will match the returns of the S&P MidCap 400 Index. The value of the Fund will rise and fall with the performance of the S&P MidCap 400 Index.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FUTURES RISK -- This Fund may use futures contracts as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                2001     2002     2003     2004     2005
                ----     ----     ----     ----     ----
               -0.92%   -15.01%  35.17%   16.38%   12.45%



               *Year-to-date return as of June 30, 2006: 4.29%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2001:           17.96%
         WORST: 3RD QUARTER 2001:         -16.69%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P MidCap 400 Index, an unmanaged index of 400 common stocks, weighted by market value. The S&P MidCap 400 Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                                         1 YEAR   5 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES             12.45%    8.29%     7.90%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                 11.06%    7.42%     6.65%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES          9.05%    6.84%     6.26%



         S&P MIDCAP 400 INDEX (REFLECTS NO DEDUCTIONS
           FOR FEES, EXPENSES OR TAXES)                  12.56%    8.60%     8.22%

      *THE INCEPTION DATE OF CLASS Z SHARES IS MARCH 31, 2000. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class Z shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases              N/A



         Maximum deferred sales charge (load)                          N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.20%



         Other expenses(3)                                              0.02%
                                                                         -----



         Total annual Fund operating expenses                           0.22%



         Fee waivers and/or reimbursements                             (0.08)%
                                                                         -----



         Total net expenses(4)                                          0.14%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.10% and an administration fee of 0.10%.

      (3)Other expenses have been restated to reflect contractual changes to the fees paid by the Fund for transfer agency services effective April 1, 2006.

      (4)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE




      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $14       $63      $116       $272

COLUMBIA SMALL CAP INDEX FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. VIKRAM KURIYAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 145.

WHAT IS AN INDEX FUND?

INDEX FUNDS USE A "PASSIVE" OR "INDEXING" INVESTMENT APPROACH, WHICH ATTEMPTS TO DUPLICATE THE PERFORMANCE OF A SPECIFIC MARKET INDEX.

CORRELATION MEASURES HOW CLOSELY A FUND'S RETURNS MATCH THOSE OF AN INDEX. A PERFECT CORRELATION OF 1.0 MEANS THAT THE NET ASSET VALUE OF THE FUND INCREASES OR DECREASES IN EXACT PROPORTION TO CHANGES IN THE INDEX.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks investment results that (before fees and expenses) correspond to the total return of the S&P SmallCap 600 Index.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in common stocks that are included in the S&P SmallCap 600 Index. The S&P SmallCap
                   600 Index is an unmanaged market capitalization index consisting of 600 common stocks with market capitalizations ranging from $500 million to $3 billion that capture the economic and industry characteristics of small company stock performance. It is not available for investment.

The Fund may buy stock index futures and other financial futures as substitutes for the underlying securities in the S&P SmallCap 600 Index.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Different common stocks have different weightings in the S&P SmallCap 600 Index, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P SmallCap 600 Index, the portfolio manager will try to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P SmallCap 600 Index, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P SmallCap 600 Index.

The Fund tries to achieve a correlation of at least 0.95 with the S&P SmallCap 600 Index on an annual basis (before fees and expenses). The Fund's ability to track the S&P SmallCap 600 Index is affected by transaction costs and other expenses, changes in the composition of the S&P SmallCap 600 Index, changes in the number of shares issued by the companies represented in the S&P SmallCap 600 Index, and by the timing and amount of shareholder purchases and redemptions, among other things.

Equity mutual funds, like other investors in equity securities, incur transaction costs, such as brokerage costs, when they buy and sell securities. The portfolio manager tries to minimize these costs for the Fund by using program trades and crossing networks.

The portfolio manager may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Small Cap Index Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund tries to match (before fees and expenses) the returns of the S&P SmallCap 600 Index, and is not actively managed. There is no assurance that the returns of the Fund will match the returns of the S&P SmallCap 600 Index. The value of the Fund will rise and fall with the performance of the S&P SmallCap 600 Index.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - SMALL COMPANY RISK -- Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

      - FUTURES RISK -- This Fund may use futures contracts as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1997     1998     1999     2000     2001     2002     2003     2004     2005
                ----     ----     ----     ----     ----     ----     ----     ----     ----
               27.97%   -1.65%    5.47%    9.47%    6.06%   -15.18%  38.35%   22.33%    7.46%



               *Year-to-date return as of June 30, 2006: 7.58%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2001:           20.60%
         WORST: 3RD QUARTER 1998:         -20.83%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P SmallCap 600 Index, an unmanaged index of 600 common stocks, weighted by market capitalization. The S&P SmallCap 600 Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                        1 YEAR   5 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES             7.46%   10.35%    10.23%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                 6.97%    9.80%     9.68%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES         5.10%    8.79%     8.79%



         S&P SMALLCAP 600 INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR TAXES)       7.68%   10.76%    11.40%

      *THE INCEPTION DATE OF CLASS Z SHARES IS OCTOBER 15, 1996. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class Z shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.20%



         Other expenses                                                 0.02%
                                                                         -----



         Total annual Fund operating expenses                           0.22%



         Fee waivers and/or reimbursements                             (0.01)%
                                                                         -----



         Total net expenses(3)                                          0.21%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.10% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $22       $70      $123       $279

COLUMBIA LARGE CAP ENHANCED CORE FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. VIKRAM KURIYAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 145.

WHAT IS AN ENHANCED CORE FUND?

AN ENHANCED CORE FUND IS DESIGNED TO DELIVER THE INDUSTRY AND RISK CHARACTERISTICS OF ITS BENCHMARK WITH THE BENEFITS OF RELATIVELY LOW COSTS AND ACTIVE INVESTMENT MANAGEMENT.

WITH AN ENHANCED CORE FUND, THE PORTFOLIO MANAGER MAY TAKE ADVANTAGE OF INDIVIDUAL ASSET SELECTION FROM A VARIETY OF INSTRUMENTS THAT ARE EXPECTED TO GENERATE RETURNS IN EXCESS OF THE S&P 500 INDEX.

THERE IS NO ASSURANCE THAT ACTIVE MANAGEMENT WILL RESULT IN A HIGHER RETURN THAN THE INDEX.

--------------------------------------------------------------------------------


[TARGET GRAPHIC]   INVESTMENT OBJECTIVE
                   The Fund seeks, over the long term, to provide a total return that (before fees and expenses) exceeds the total return of the S&P 500 Index.

[COMPASS GRAPHIC]  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in a portfolio consisting of common stocks that are included in the S&P 500 Index, convertible securities that are convertible into stocks included in that index, and other derivatives whose economic returns are, by design, closely equivalent to the returns of the S&P 500 Index or its components. The S&P 500 Index is an unmanaged index of 500 widely held common stocks, and is not available for investment.

The portfolio manager tries to maintain a portfolio that matches the risk characteristics of the S&P 500 Index. The portfolio manager will, from time to time, vary the number and percentages of the Fund's holdings to try to provide higher returns than the S&P 500 Index and to reduce the risk of underperforming the index over time. The Fund generally holds fewer stocks than the index, and may hold securities that are not in the index.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

In selecting investments for the Fund, the portfolio manager uses quantitative analysis to evaluate the attractiveness of each potential investment. The portfolio manager may examine a wide variety of factors classified as value measures (forward price-to-earnings, trailing price-to-earnings, book value-to-price, price-to-cash flow, etc.), growth measures (earnings growth, revenue growth, etc.), price momentum and earnings momentum (earnings change, estimate revision, earnings surprise, etc.), among others.

The Fund seeks to hold a higher percentage of attractive investments than the index and a lesser percentage, or none, of less attractive investments. In all cases, investments are selected with the intention of increasing return relative to the S&P 500 Index and/or reducing portfolio volatility relative to the S&P 500 Index.

In addition, the portfolio manager believes capital market inefficiencies may exist and may sometimes be exploited by using a variety of derivative instruments.

The portfolio manager tries to control costs when it buys and sells securities for the Fund by using computerized systems called crossing networks that allow it to try to make trades at better prices and reduced commission rates.

The portfolio manager may sell a stock when it believes other stocks in the index are more attractive investments, when the stock is removed from the index, or for other reasons.

The portfolio manager may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the portfolio manager:

  - may try to sell shares of a security with the highest cost for tax purposes first, before selling other shares of the same security. The portfolio manager will only use this strategy when it is believed to be in the best interest of the Fund to do so and may sell other shares when appropriate

While the Fund may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies may also be affected by changes in tax laws and regulations, or by court decisions.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


[LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC]         Columbia Large Cap Enhanced Core Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The portfolio manager chooses stocks that it believes have the potential for higher total returns than the S&P 500 Index. There is a risk that the returns of these investments will not exceed those of the S&P 500 Index, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FUTURES RISK -- This Fund may use futures contracts periodically to manage liquidity. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


[BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC]         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1997     1998     1999     2000     2001     2002     2003     2004     2005
                ----     ----     ----     ----     ----     ----     ----     ----     ----
               33.46%   26.64%   17.70%   -10.86%  -9.33%   -21.59%  29.66%   10.54%    6.70%



               *Year-to-date return as of June 30, 2006: 2.40%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1998:           20.98%
         WORST: 3RD QUARTER 2002:         -17.65%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500 Index, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                                         1 YEAR   5 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES              6.70%    1.69%     9.02%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                  4.52%    0.09%     7.49%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES          4.56%    0.66%     7.25%



         S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                       4.91%    0.54%     9.07%

      *THE INCEPTION DATE OF CLASS Z SHARES IS JULY 31, 1996. THE RETURN FOR THE
       INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


[PERCENT GRAPHIC]  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class Z shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases              N/A



         Maximum deferred sales charge (load)                          N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.52%



         Other expenses                                                 0.07%
                                                                         -----



         Total annual Fund operating expenses                           0.59%



         Fee waivers and/or reimbursements                             (0.09)%
                                                                         -----



         Total net expenses(3)                                          0.50%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.35% and an administration fee of 0.17%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.35% for assets up to $500 million; 0.30% for assets in excess of $500 million and up to $1 billion; 0.25% for assets in excess of $1 billion and up to $1.5 billion; 0.20% for assets in excess of $1.5 billion and up to $3 billion; 0.18% for assets in excess of $3 billion and up to $6 billion; and 0.16% in excess of $6 billion.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

      - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      - you reinvest all distributions in the Fund

      - your investment has a 5% return each year

      - the Fund's operating expenses remain the same as shown in the table above

      - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $51      $180      $320       $729

COLUMBIA SHORT TERM BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. LEONARD APLET AND RICHARD CUTTS OF THE ADVISER ARE THE PORTFOLIO MANAGERS THAT MAKE THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGERS ON PAGE 145.

WHAT ARE CORPORATE FIXED-INCOME SECURITIES?

THIS FUND FOCUSES ON FIXED INCOME SECURITIES ISSUED BY CORPORATIONS. CORPORATE FIXED INCOME SECURITIES HAVE THE POTENTIAL TO PAY HIGHER INCOME THAN U.S. TREASURY SECURITIES WITH SIMILAR MATURITIES.

DURATION

DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income consistent with minimal fluctuations of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in bonds. The Fund normally invests at least 65% of its total assets in investment grade fixed income securities. A portfolio manager may choose unrated securities if the portfolio manager believes they are of comparable quality to investment grade securities at the time of investment.

The Fund may invest in:

  - corporate debt securities, including bonds, notes and debentures

  - mortgage-related securities issued by governments, their agencies or instrumentalities, or corporations

  - asset-backed securities

  - U.S. government obligations

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. The Fund may invest in private placements to seek to enhance its yield.

The Fund may also participate in mortgage dollar rolls up to the amount of allowable investments in mortgage-backed securities and limited to the Fund's current position in mortgage-backed securities. The Fund may roll all, a portion or none of its current position in mortgage-backed securities.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be three years or less, and its duration will be three years or less.

When selecting individual investments, the portfolio managers:

  - look at a fixed income security's potential to generate both income and price appreciation

  - allocate assets among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S. Treasury securities; asset-backed securities; and corporate securities, based on how they are expected to perform under current market conditions, and on how they have performed in the past. The portfolio managers may change the allocations when market conditions change

  - select securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio managers may invest in securities with lower credit ratings if they believe that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - try to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

  - try to manage risk by diversifying the Fund's investments in securities of many different issuers

The portfolio managers may sell a security when they believe the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------



 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Short Term Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the portfolio managers choose will not rise as high as they expect, or will fall.

      - U.S. GOVERNMENT OBLIGATIONS -- U.S. government obligations include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

      - MORTGAGE DOLLAR ROLLS -- Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase those or similar securities at a mutually agreed upon future date and lower price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase the Fund's portfolio turnover rate.

      - MORTGAGE-BACKED OR MORTGAGE-RELATED SECURITIES -- The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields. Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association, Federal National Mortgage Association or Federal Home Loan Mortgage Corporation, but may also be issued or guaranteed by other private issuers. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer maturities tend to fall more in value when interest rates rise than fixed income securities with shorter maturities.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio managers use derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio managers are not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - ASSET-BACKED SECURITIES RISK -- Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


[BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC]         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               4.89%    6.03%    6.30%    3.22%    7.17%    8.62%    5.31%    2.12%    1.39%    1.89%



              *Year-to-date return as of June 30, 2006: 1.22%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 3RD QUARTER 2001:           3.39%
         WORST: 2ND QUARTER 2004:         -1.15%


--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Merrill Lynch 1-3 Year Treasury Index, an index of U.S. Treasury bonds with maturities of one to three years. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                         1 YEAR   5 YEARS   10 YEARS
         CLASS Z SHARES RETURNS BEFORE TAXES             1.89%     3.83%     4.67%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                 0.79%     2.52%     2.81%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES         1.22%     2.49%     2.82%



         MERRILL LYNCH 1-3 TREASURY INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR TAXES)       1.67%     3.67%     4.79%

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class Z shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.44%



         Other expenses(3)                                              0.04%
                                                                         -----



         Total annual Fund operating expenses                           0.48%



         Fee waivers(4)                                                (0.02)%
                                                                         -----



         Total net expenses                                             0.46%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.30% and an administration fee of 0.14%.

      (3)Other expenses have been restated to reflect contractual changes to the fees paid by the Fund for transfer agency services effective April 1, 2006.

      (4)The Fund's administrator shall waive a specified portion (0.02% of net assets) of the administration fees payable to it under the Administration Agreement.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE




      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $47      $148      $262       $598

COLUMBIA INTERMEDIATE CORE BOND FUND

--------------------------------------------------------------------------------

YOU'LL FIND IMPORTANT INFORMATION REGARDING THE PROPOSED REORGANIZATION OF THE FUND ON PAGE 4.

ABOUT THE ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER. BRIAN DRAINVILLE OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 145.

INTERMEDIATE-TERM SECURITIES

THE PORTFOLIO MANAGER FOCUSES ON FIXED INCOME SECURITIES WITH INTERMEDIATE TERMS. WHILE THESE SECURITIES GENERALLY WON'T EARN AS MUCH INCOME AS SECURITIES WITH LONGER TERMS, THEY TEND TO BE LESS SENSITIVE TO CHANGES IN INTEREST RATES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to obtain interest income and capital appreciation.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Columbia Intermediate Core Bond Master
                   Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in bonds. The Master Portfolio normally invests at least 65% of its assets in intermediate and longer-term fixed income securities that are rated investment grade. The Master Portfolio can invest up to 35% of its assets in mortgage-backed securities, including collateralized mortgage obligations
(CMOs), that are backed by the U.S. government, its agencies or instrumentalities, or corporations.

The Master Portfolio may also invest up to 10% of its assets in high yield debt securities and up to 20% of its assets in asset-backed securities.

The Master Portfolio may engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Master Portfolio may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. The Master Portfolio may invest in private placements to seek to enhance its yield.

The Master Portfolio may also participate in mortgage dollar rolls up to the amount of allowable investments in mortgage-backed securities and limited to the Master Portfolio's current position in mortgage-backed securities. The Master Portfolio may roll all, a portion or none of the Master Portfolio's current position in mortgage-backed securities.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Master Portfolio's average dollar-weighted maturity will be between three and six years.

When selecting individual investments, the portfolio manager:

  - looks at a fixed income security's potential to generate both income and price appreciation

  - allocates assets among U.S. corporate securities and mortgage-backed securities, based on how they are expected to perform under current market conditions, and on how they have performed in the past. The portfolio manager may change the allocations when market conditions change

  - selects securities using structure analysis, which evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

The portfolio manager may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Intermediate Core Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the portfolio manager chooses for the Master Portfolio will not rise as high as the portfolio manager expects, or will fall.

      - MORTGAGE DOLLAR ROLLS -- Mortgage dollar rolls are transactions in which the Master Portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase those or similar securities at a mutually agreed-upon future date and lower price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Master Portfolio's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities the Master Portfolio is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase the Master Portfolio's portfolio turnover rate.

      - MORTGAGE-BACKED OR MORTGAGE-RELATED SECURITIES -- The value of the Master Portfolio's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Master Portfolio may have to reinvest this money in mortgage-backed or other securities that have lower yields. Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association, Federal National Mortgage Association or Federal Home Loan Mortgage Corporation, but may also be issued or guaranteed by other private issuers. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.

      - ASSET-BACKED SECURITIES RISK -- Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Master Portfolio's asset-backed securities may also be affected by change in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer maturities tend to fall more in value when interest rates rise than fixed income securities with shorter maturities.

      - CREDIT RISK -- The Master Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. The Master Portfolio may invest in some securities that are not rated investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Master Portfolio's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Master Portfolio. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds (directly or through the Master Portfolio). It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----
               8.18%    8.41%(**)  8.65%  3.29%    2.44%    1.33%



              *Year-to-date return as of June 30, 2006: -0.46%
              **The return disclosed has been revised from the 8.48% return disclosed in prior years'
              prospectuses.

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 3RD QUARTER 2002:           4.36%
         WORST: 2ND QUARTER 2004:         -2.67%


--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman Brothers Intermediate Government/Credit Index (formerly called the Lehman Intermediate Government Credit Index), an unmanaged index of all publicly issued investment grade corporate, U.S. Treasury, and U.S. government and agency securities with maturities of 1 to 10 years. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES               1.33%     4.78%     4.89%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                   0.05%     3.16%     3.02%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES           0.86%     3.14%     3.05%



         LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT
           INDEX (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                              1.58%     5.50%     5.76%

      *THE INCEPTION DATE OF CLASS Z SHARES IS MAY 21, 1999. THE RETURN FOR THE
       INDEX SHOWN IS FROM MAY 31, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class Z shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)(2)



         Management fees(3)                                             0.51%



         Other expenses                                                 0.07%
                                                                         -----



         Total annual Fund operating expenses(4)                        0.58%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (3)The Fund pays an investment advisory fee of 0.38% and an administration fee of 0.13%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.40% for assets up to $500 million; 0.35% for assets in excess of $500 million and up to $1 billion; 0.32% for assets in excess of $1 billion and up to $1.5 billion; 0.29% for assets in excess of $1.5 billion and up to $3 billion; 0.28% for assets in excess of $3 billion and up to $6 billion; and 0.27% in excess of $6 billion.

      (4)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 0.81% for Class Z shares until July 31, 2007. There is no guarantee that this waiver or the limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed under the limitation for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $59      $186      $324       $726

COLUMBIA TOTAL RETURN BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. LEONARD APLET, KEVIN CRONK, BRIAN DRAINVILLE, THOMAS LAPOINTE, LAURA OSTRANDER AND MARIE SCHOFIELD OF THE ADVISER ARE THE PORTFOLIO MANAGERS THAT MAKE THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGERS STARTING ON PAGE 145.

MORE INVESTMENT OPPORTUNITIES

THIS FUND CAN INVEST IN A WIDE RANGE OF FIXED INCOME SECURITIES. THIS ALLOWS THE PORTFOLIO MANAGER TO FOCUS ON SECURITIES THAT OFFER THE POTENTIAL FOR HIGHER RETURNS.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks total return by investing in investment grade fixed income securities.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in bonds. The Fund normally invests at least 65% of its assets in investment grade fixed income securities. A portfolio manager may choose unrated securities if the portfolio manager believes they are of comparable quality to investment grade securities at the time of investment.

The Fund may invest in:

  - corporate debt securities, including bonds, notes and debentures

  - U.S. government obligations

  - foreign debt securities denominated in U.S. dollars

  - mortgage-related securities issued by governments, their agencies or instrumentalities, or corporations

  - asset-backed securities

  - municipal securities

The Fund may invest up to 10% of its total assets in high yield debt securities. The Fund also may invest up to 10% of its total assets in non-US dollar denominated foreign debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. The Fund may invest in private placements to seek to enhance its yield.

The Fund may also participate in mortgage dollar rolls up to the amount of allowable investments in mortgage-backed securities and limited to the Fund's current position in mortgage-backed securities. The Fund may roll all, a portion or none of the Fund's current position in mortgage-backed securities.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be 10 years or less and will never be more than 15 years.

When selecting individual investments, the portfolio managers:

  - look at a fixed income security's potential to generate both income and price appreciation

  - allocate assets primarily among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S. Treasury securities; and corporate securities, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio managers may change the allocations when market conditions change

  - select securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio managers may invest in securities with lower credit ratings if they believe that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - try to manage risk by diversifying the Fund's investments in securities of many different issuers

The portfolio managers may sell a security when they believe the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Total Return Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the portfolio managers choose will not rise as high as they expect, or will fall.

      - U.S. GOVERNMENT OBLIGATIONS -- U.S. government obligations include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

      - MORTGAGE DOLLAR ROLLS -- Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase those or similar securities at a mutually agreed-upon future date and lower price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase the Fund's portfolio turnover rate.

      - MORTGAGE-BACKED OR MORTGAGE-RELATED SECURITIES -- The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields. Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association, Federal National Mortgage Association or Federal Home Loan Mortgage Corporation, but may also be issued or guaranteed by other private issuers. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer maturities tend to fall more in value when interest rates rise than fixed income securities with shorter maturities.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio managers use derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio managers are not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - ASSET-BACKED SECURITIES RISK -- Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

      - INVESTMENT IN ANOTHER COLUMBIA FUND -- The Fund may invest in Columbia Convertible Securities Fund. The Adviser and its affiliates are entitled to receive fees from Columbia Convertible Securities Fund for providing advisory and other services, in addition to the fees which they are entitled to receive from Columbia Total Return Bond Fund for services provided directly. Accordingly, shareholders may pay additional fees, unless such fees are waived, because of the Fund's investment in another Fund. The Adviser and its affiliates may waive fees which they are entitled to receive from Columbia Convertible Securities Fund, or also Columbia Total Return Bond Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               2.12%    8.48%    7.16%   -1.24%   10.10%    7.87%    7.47%    4.90%    4.77%    2.04%



              *Year-to-date return as of June 30, 2006: -0.63%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 3RD QUARTER 2001:           3.87%
         WORST: 1ST QUARTER 1996:         -2.46%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period of the Lehman Brothers U.S. Aggregate Index, an unmanaged index made up of the Lehman Brothers U.S. Government/Credit Index, Lehman Brothers Mortgage-Backed Securities Index, Lehman Brothers Asset-Backed Securities Index and Lehman Brothers Commercial Mortgage-Backed Securities Index. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                         1 YEAR   5 YEARS   10 YEARS
         CLASS Z SHARES RETURNS BEFORE TAXES             2.04%     5.39%     5.31%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                 0.54%     3.48%     3.06%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES         1.36%     3.46%     3.13%



         LEHMAN BROTHERS U.S. AGGREGATE INDEX (REFLECTS
           NO DEDUCTIONS FOR FEES, EXPENSES OR TAXES)    2.43%     5.87%     6.16%

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class Z shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.49%



         Other expenses(3)                                              0.04%
                                                                         -----



         Total annual Fund operating expenses(4)                        0.53%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.34% and an administration fee of 0.15%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.40% for assets up to $500 million; 0.35% for assets in excess of $500 million and up to $1 billion; 0.32% for assets in excess of $1 billion and up to $1.5 billion; 0.29% for assets in excess of $1.5 billion and up to $3 billion; 0.28% for assets in excess of $3 billion and up to $6 billion; and 0.27% in excess of $6 billion.

      (3)Other expenses have been restated to reflect contractual changes to the fees paid by the Fund for transfer agency services effective April 1, 2006.

      (4)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 0.60% for Class Z shares until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $54      $170      $296       $665

COLUMBIA HIGH INCOME FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MACKAY SHIELDS LLC (MACKAY SHIELDS) IS ITS SUB-ADVISER. MACKAY SHIELDS' HIGH YIELD PORTFOLIO MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MACKAY SHIELDS AND ITS HIGH YIELD PORTFOLIO MANAGEMENT TEAM ON PAGE 155.

HIGH YIELD DEBT SECURITIES

THIS FUND INVESTS PRIMARILY IN HIGH YIELD DEBT SECURITIES, WHICH ARE OFTEN REFERRED TO AS "JUNK BONDS." HIGH YIELD DEBT SECURITIES OFFER THE POTENTIAL FOR HIGHER INCOME THAN OTHER KINDS OF DEBT SECURITIES WITH SIMILAR MATURITIES, BUT THEY ALSO HAVE HIGHER CREDIT RISK.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks maximum income by investing in a diversified portfolio of high yield debt securities.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Columbia High Income Master Portfolio (the
                   Master Portfolio). The Master Portfolio has the same investment objective as the
                   Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in domestic and foreign corporate high yield debt securities. These securities are not rated investment grade, but generally will be rated "BB" or "B" by Standard & Poor's Corporation. The team may choose unrated securities if it believes they are of comparable quality at the time of investment. The portfolio is not managed to a specific duration. Its duration will generally track the CSFB High Yield Index.

The Master Portfolio invests primarily in:

  - domestic corporate high yield debt securities, including private placements

  - U.S. dollar-denominated foreign corporate high yield debt securities, including private placements

  - zero-coupon bonds

  - U.S. government obligations

  - equity securities (up to 20% of its assets), which may include convertible securities

The Master Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

When selecting investments for the portfolio, the team:

  - focuses on individual security selection ("bottom-up" analysis)

  - uses fundamental credit analysis

  - emphasizes current income while attempting to minimize risk to principal

  - seeks to identify a catalyst for capital appreciation such as an operational or financial restructuring

  - tries to manage risk by diversifying the Master Portfolio's investments across securities of many different issuers

The team may sell a security when its market price rises above a target price the team has set, if it believes there has been a deterioration in an issuer's fundamentals, such as earnings, sales or management, or an issuer's credit quality, or to maintain portfolio diversification, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia High Income Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

      - CREDIT RISK -- The types of securities in which the Master Portfolio typically invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer maturities tend to fall more in value when interest rates rise than fixed income securities with shorter maturities.

      - LIQUIDITY RISK -- There is a risk that a security held by the Master Portfolio cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

      - FOREIGN INVESTMENT RISK -- Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interest of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS THE DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----
               8.75%    2.16%   31.41%   12.00%    1.92%



              *Year-to-date return as of June 30, 2006: 3.39%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:          10.46%
         WORST: 3RD QUARTER 2002:         -5.80%


--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the CSFB High Yield Index, an unmanaged index that mirrors the high yield debt market. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                        1 YEAR   5 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES             1.92%   10.75%     8.83%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                -1.24%    6.88%     4.93%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES         1.72%    6.94%     5.18%



         CSFB HIGH YIELD INDEX (REFLECTS NO DEDUCTIONS
           FOR FEES, EXPENSES OR TAXES)                  2.26%    9.83%     7.34%

      *THE INCEPTION DATE OF CLASS Z SHARES IS FEBRUARY 14, 2000. THE RETURN FOR
       THE INDEX SHOWN IS FROM JANUARY 31, 2000.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class Z shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)(2)



         Management fees(3)                                             0.76%



         Other expenses(4)                                              0.07%
                                                                         -----



         Total annual Fund operating expenses(5)                        0.83%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (3)The Fund pays an investment advisory fee of 0.53% and an administration fee of 0.23%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.55% for assets up to $500 million; 0.52% for assets in excess of $500 million and up to $1 billion; 0.49% for assets in excess of $1 billion and up to $1.5 billion; and 0.46% for assets in excess of $1.5 billion.

      (4)The Fund's transfer agent has voluntarily agreed to waive a portion of its fees for accounts other than omnibus accounts, so that transfer agent fees (exclusive of out-of-pocket expenses) will not exceed 0.02% annually. The Fund's transfer agent, at its discretion, may revise or discontinue this arrangement at any time.

      (5)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 0.93% for Class Z shares until July 31, 2007. There is no guarantee that this limitation will continue after July 31, 2007.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.
--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $85      $265      $460      $1,025

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. KELLY MAINELLI OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 145.

LOWEST RISK, LOWEST INCOME POTENTIAL

THIS FUND HAS THE LOWEST RISK OF THE COLUMBIA FUNDS MUNICIPAL BOND FUNDS.

THE FUND'S VALUE TENDS TO CHANGE LESS WHEN INTEREST RATES CHANGE, BUT IT COULD ALSO EARN LESS INCOME THAN THE TWO COLUMBIA FUNDS MUNICIPAL BOND FUNDS WITH LONGER DURATIONS.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal income tax consistent with minimal fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be less than three years.

When selecting individual investments, the portfolio manager looks at a security's potential to generate both income and price appreciation. The portfolio manager:

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if he believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to manage risk by diversifying the Fund's investments in securities of many different issuers

The portfolio manager also considers other factors. He reviews public policy issues that may affect the municipal bond market.

The portfolio manager may sell a security when he believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Short Term Municipal Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the portfolio manager chooses will not rise as high as the portfolio manager expects, or will fall.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer maturities tend to fall more in value when interest rates rise than fixed income securities with shorter maturities.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio manager believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on municipal obligations, which generally is free from federal income tax, but may be subject to the federal alternative minimum tax and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes; however, such opinions are not binding on tax authorities. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               4.18%    4.73%    4.74%    2.43%    5.74%    5.27%    4.81%    2.37%    1.30%    1.35%



              *Year-to-date return as of June 30, 2006: 1.00%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2002:           1.99%
         WORST: 2ND QUARTER 2004:         -0.99%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Merrill Lynch 1-3 Year Municipal Index, an unmanaged index that tracks the performance of investment grade U.S. tax exempt bonds with remaining terms to final maturities of at least one year and less than three years. Prior to March 1, 2006, the Fund compared its performance to the Lehman Brothers 3-Year Municipal Bond Index, a broad-based, unmanaged index of investment grade bonds with maturities of greater than two years but less than four years. The Fund changed the indices which it compares its performance to because the Merrill Lynch 1-3 Year Municipal Index's characteristics are more closely aligned with the management of the Fund. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                         1 YEAR   5 YEARS   10 YEARS
         CLASS Z SHARES RETURNS BEFORE TAXES             1.35%     3.01%     3.68%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                 1.35%     3.01%     3.68%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES         1.80%     2.98%     3.66%



         MERRILL LYNCH 1-3 YEAR MUNICIPAL INDEX          1.41%     3.13%     3.76%



         LEHMAN BROTHERS 3-YEAR MUNICIPAL INDEX          0.87%     3.70%     4.18%



         BLENDED LEHMAN BROTHERS 1-YEAR MUNICIPAL BOND
           AND LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND
           INDICES                                       1.17%     3.24%     3.89%

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class Z shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.43%



         Other expenses(3)                                              0.05%
                                                                         -----



         Total annual Fund operating expenses                           0.48%



         Fee waivers and/or reimbursements                             (0.08)%
                                                                         -----



         Total net expenses(4)                                          0.40%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.28% and an administration fee of 0.15%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.30% for assets up to $500 million; and 0.25% for assets in excess of $500 million.

      (3)Other expenses have been restated to reflect contractual changes to the fees paid by the Fund for transfer agency services effective April 1, 2006.

      (4)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.
      This example assumes:
        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods
        - you reinvest all distributions in the Fund
        - your investment has a 5% return each year
        - the Fund's operating expenses remain the same as shown in the table above
        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples
      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $41      $146      $261       $596

COLUMBIA MUNICIPAL INCOME FUND

--------------------------------------------------------------------------------

YOU'LL FIND IMPORTANT INFORMATION REGARDING THE PROPOSED REORGANIZATION OF THE FUND ON PAGE 4.

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. KIMBERLY CAMPBELL OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 145.

HIGHEST RISK, HIGHEST INCOME POTENTIAL

THIS FUND HAS THE RELATIVELY HIGHEST RISK OF THE COLUMBIA FUNDS MUNICIPAL BOND FUNDS.

THE FUND'S VALUE TENDS TO CHANGE MORE WHEN INTEREST RATES CHANGE, BUT IT COULD ALSO EARN MORE INCOME THAN THE TWO COLUMBIA FUNDS MUNICIPAL BOND FUNDS WITH SHORTER DURATIONS.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal income tax with the potential for principal fluctuation associated with investments in long-term municipal securities.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be more than seven years.

When selecting individual investments, the portfolio manager looks at a security's potential to generate both income and price appreciation. The portfolio manager:

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if he believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to manage risk by diversifying the Fund's investments in securities of many different issuers

The portfolio manager also considers other factors. He reviews public policy issues that may affect the municipal bond market.

The portfolio manager may sell a security when he believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Municipal Income Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the portfolio manager chooses will not rise as high as the portfolio manager expects, or will fall.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer maturities tend to fall more in value when interest rates rise than fixed income securities with shorter maturities.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio manager believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on municipal obligations, which generally is free from federal income tax, but may be subject to the federal alternative minimum tax and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes; however, such opinions are not binding on tax authorities. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
                ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                4.71%    9.56%    6.00%   -4.09%   10.03%    3.90%    6.91%    5.07%    3.62%    2.93%



               *Year-to-date return as of June 30, 2006: 0.22%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 1997:           3.55%
         WORST: 2ND QUARTER 2004:         -2.01%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged index of investment grade bonds with at least one year to maturity. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                         1 YEAR   5 YEARS   10 YEARS
         CLASS Z SHARES RETURNS BEFORE TAXES             2.93%     4.48%     4.79%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                 2.93%     4.48%     4.77%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES         3.45%     4.52%     4.81%



         LEHMAN BROTHERS MUNICIPAL BOND INDEX (REFLECTS
           NO DEDUCTIONS FOR FEES, EXPENSES OR TAXES)    3.51%     5.59%     5.71%

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class Z shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.54%



         Other expenses                                                 0.06%
                                                                         -----



         Total annual Fund operating expenses                           0.60%



         Fee waivers and/or reimbursements                             (0.00)%
                                                                         -----



         Total net expenses(3)                                          0.60%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.40% and an administration fee of 0.14%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.41% for assets up to $500 million; 0.36% for assets in excess of $500 million and up to $1 billion; 0.33% for assets in excess of $1 billion and up to $1.5 billion; 0.30% for assets in excess of $1.5 billion and up to $3 billion; 0.29% for assets in excess of $3 billion and up to $6 billion; and 0.28% in excess of $6 billion.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $61      $192      $335       $750

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Fund's investment objective, principal investment strategies and risks in the descriptions starting on page
7. The following are some other risks and information you should consider before you invest:

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. The 80% Policy of certain Funds may be changed without shareholder approval by giving shareholders at least 60 days' notice. The 80% Policy of certain other Funds and other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund that is not already a feeder fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund it will have the additional risks of investing in a master portfolio.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio manager or portfolio management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      - INVESTMENT IN COLUMBIA MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Funds may invest their assets in the Columbia Money Market Funds. The Adviser and its affiliates are entitled to receive fees from the Columbia Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. The Adviser may waive fees which it is entitled to receive from either the Columbia Money Market Funds or the Funds.

      - FOREIGN INVESTMENT RISK -- Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If a Fund invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to foreign investments.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

      - SECURITIES LENDING PROGRAM -- A Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned. It is possible that some of the approved broker-dealers or other financial institutions involved in the loans may be affiliates of Bank of America.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, distribution, administration, shareholder servicing, transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Columbia Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Columbia Funds' policies and procedures with respect to the disclosure of portfolio securities in available in the Funds' SAI and on the Columbia Funds' website. A complete list of each Stock, International/Global Stock and Index Fund's portfolio holdings for each calendar month will be available on the Columbia Funds website at www.columbiafunds.com under Fund Portfolio Data, 30 calendar days following each month-end and will remain posted on the website for three months. In addition, a complete list of each Government & Corporate and Municipal Bond Fund's portfolio holdings for each calendar quarter will be available on the Columbia Funds website at www.columbiafunds.com under Fund Portfolio Data, 60 calendar days following each quarter-end and will remain posted on the website until the Fund files it next Form N-CSR or Form N-Q. Lastly, a complete list of Columbia Asset Allocation Fund II's portfolio holdings for each calendar quarter will be available on the Columbia Funds website at www.columbiafunds.com under Fund Portfolio Data, 30 calendar days following each quarter-end and will remain posted on the website for three months.

      - PORTFOLIO TURNOVER -- A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxable to individual shareholders at higher rates than long-term capital gains for federal income tax purposes. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. You'll find the portfolio turnover rates for the Funds in FINANCIAL HIGHLIGHTS or in the Funds' annual report.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- Each Fund may incur significant transaction costs that are in addition to the total annual Fund operating expenses disclosed in the fee tables. These transaction costs are made up of all the costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Fund's transaction costs are not.

How the Funds are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER (COLUMBIA MANAGEMENT ADVISORS, LLC) AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 100 mutual fund portfolios in the Columbia Funds Family, including the Funds described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities and money market instruments. The Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions.

Columbia Management currently has approximately $312 billion in assets under management, which consists of assets under the discretionary management of both the Adviser and Columbia Wanger Asset Management, L.P.

The table below tells you which asset management team or portfolio managers are responsible for making the day-to-day investment decisions for each Fund for which the Adviser has not engaged an investment sub-adviser. In addition, the table tells you the individual members that make up the teams. The professional biographies of the portfolio managers and team members follow the table. The SAI provides additional information about the compensation of the portfolio managers/team members, other accounts managed by the portfolio managers/team members and the portfolio managers'/team members' ownership of securities in the Portfolios.

FUND                   TEAM/PORTFOLIO MANAGERS         TEAM MEMBERS
COLUMBIA CONVERTIBLE   INCOME STRATEGIES TEAM          RICHARD DAHLBERG,
  SECURITIES FUND                                      EDWARD PAIK, YANFANG
                                                       (EMMA) YAN, YAN JIN

COLUMBIA ASSET         VIKRAM KURIYAN (EQUITY          NOT TEAM MANAGED
  ALLOCATION FUND II   PORTION) LEONARD APLET,
                       RICHARD CUTTS (FIXED INCOME,
                       MONEY MARKET PORTIONS)

COLUMBIA LARGE CAP     VALUE STRATEGIES TEAM           LORI ENSINGER, DAVID
  VALUE FUND                                           HOFFMAN, NOAH
                                                       PETRUCCI, DIANE SOBIN

COLUMBIA MID CAP       VALUE STRATEGIES TEAM           LORI ENSINGER, DAVID
  VALUE FUND                                           HOFFMAN, NOAH
                                                       PETRUCCI, DIANE SOBIN

COLUMBIA LARGE CAP     CORE STRATEGIES TEAM            BRIAN CONDON, CRAIG
  CORE FUND(1)                                         LEOPOLD, GEORGE
                                                       MARIS, ROBERT
                                                       MCCONNAUGHEY, COLIN
                                                       MOORE, PETER SANTORO

COLUMBIA SMALL CAP     VALUE STRATEGIES TEAM           JARL GINSBERG,
  VALUE FUND II(1)                                     CHRISTIAN STADLINGER

COLUMBIA SMALL CAP     SMALL CAP GROWTH STRATEGIES     DANIEL COLE, PAUL
  GROWTH FUND II(1)    TEAM                            BERLINGUET, DANIELE
                                                       DONAHOE, JON MICHAEL
                                                       MORGAN, CLIFFORD
                                                       SIVERD

COLUMBIA LARGE CAP     VIKRAM KURIYAN                  NOT TEAM MANAGED
  INDEX FUND

FUND                   TEAM/PORTFOLIO MANAGERS         TEAM MEMBERS

COLUMBIA MID CAP       VIKRAM KURIYAN                  NOT TEAM MANAGED
  INDEX FUND

COLUMBIA SMALL CAP     VIKRAM KURIYAN                  NOT TEAM MANAGED
  INDEX FUND

COLUMBIA LARGE CAP     VIKRAM KURIYAN                  NOT TEAM MANAGED
  ENHANCED CORE FUND

COLUMBIA SHORT TERM    LEONARD APLET, RICHARD CUTTS    NOT TEAM MANAGED
  BOND FUND

COLUMBIA INTERMEDIATE  BRIAN DRAINVILLE                NOT TEAM MANAGED
  CORE BOND FUND(1)

COLUMBIA TOTAL RETURN  LEONARD APLET, KEVIN CRONK,     NOT TEAM MANAGED
  BOND FUND            BRIAN DRAINVILLE, THOMAS
                       LAPOINTE, LAURA OSTRANDER,
                       MARIE SCHOFIELD

COLUMBIA SHORT TERM    KELLY MAINELLI                  NOT TEAM MANAGED
  MUNICIPAL BOND FUND

COLUMBIA MUNICIPAL     KIMBERLY CAMPBELL               NOT TEAM MANAGED
  INCOME FUND


(1)THESE FUNDS DON'T HAVE THEIR OWN INVESTMENT ADVISER BECAUSE THEY INVEST IN COLUMBIA LARGE CAP CORE MASTER PORTFOLIO, COLUMBIA SMALL CAP MASTER PORTFOLIO, COLUMBIA SMALL CAP VALUE II MASTER PORTFOLIO AND COLUMBIA INTERMEDIATE CORE BOND MASTER PORTFOLIO, RESPECTIVELY. THE ADVISER IS THE INVESTMENT ADVISER TO EACH MASTER PORTFOLIO.

                                                    BUSINESS EXPERIENCE
  PORTFOLIO MANAGER    LENGTH OF SERVICE WITH FUND  DURING PAST FIVE YEARS
  LEONARD APLET        COLUMBIA ASSET ALLOCATION    COLUMBIA MANAGEMENT --
                       FUND II SINCE OCTOBER 2004   PORTFOLIO MANAGER SINCE 1987
                       COLUMBIA SHORT TERM BOND
                       FUND SINCE OCTOBER 2004
                       COLUMBIA TOTAL RETURN BOND
                       FUND SINCE OCTOBER 2004



  PAUL BERLINGUET      COLUMBIA SMALL CAP GROWTH    COLUMBIA MANAGEMENT -- HEAD
                       FUND II SINCE DECEMBER 2005  OF SMALL CAP GROWTH TEAM AND
                                                    LARGE CAP GROWTH TEAM SINCE
                                                    2003
                                                    JOHN HANCOCK FUNDS -- HEAD
                                                    OF LARGE-MID CAP EQUITY
                                                    GROUP AND PORTFOLIO MANAGER
                                                    SINCE 2001



  KIMBERLY CAMPBELL    COLUMBIA MUNICIPAL INCOME    COLUMBIA MANAGEMENT --
                       FUND SINCE JANUARY 2006      PORTFOLIO MANAGER SINCE 1995



  DANIEL COLE          COLUMBIA SMALL CAP GROWTH    COLUMBIA MANAGEMENT --
                       FUND II SINCE SEPTEMBER      PORTFOLIO MANAGER SINCE 2001
                       2001



  BRIAN CONDON         COLUMBIA LARGE CAP CORE      COLUMBIA MANAGEMENT --
                       FUND SINCE NOVEMBER 2004     PORTFOLIO MANAGER SINCE 1999



  KEVIN CRONK          COLUMBIA TOTAL RETURN BOND   COLUMBIA MANAGEMENT --
                       FUND SINCE NOVEMBER 2004     PORTFOLIO MANAGER SINCE 1999



  RICHARD CUTTS        COLUMBIA ASSET ALLOCATION    COLUMBIA MANAGEMENT --
                       FUND II SINCE FEBRUARY 2005  PORTFOLIO MANAGER SINCE 1994
                       COLUMBIA SHORT TERM BOND
                       FUND SINCE NOVEMBER 2004




                                                    BUSINESS EXPERIENCE
  PORTFOLIO MANAGER    LENGTH OF SERVICE WITH FUND  DURING PAST FIVE YEARS
  RICHARD DAHLBERG     COLUMBIA CONVERTIBLE         COLUMBIA MANAGEMENT --
                       SECURITIES FUND SINCE MAY    PORTFOLIO MANAGER SINCE 2003
                       2004                         GRANTHAM, MAYO & VAN
                                                    OTTERLOO -- PORTFOLIO
                                                    MANAGER FROM 2001-2002
                                                    PIONEER INVESTMENT
                                                    MANAGEMENT -- HEAD OF VALUE
                                                    STRATEGIES FROM 1998-2001



  DANIELE DONAHOE      COLUMBIA SMALL CAP GROWTH    COLUMBIA MANAGEMENT --
                       FUND II SINCE DECEMBER 2005  ASSOCIATED SINCE 2002
                                                    CITIGROUP -- ASSOCIATE IN
                                                    EQUITY RESEARCH DEPARTMENT



  BRIAN DRAINVILLE     COLUMBIA INTERMEDIATE CORE   COLUMBIA MANAGEMENT --
                       BOND FUND SINCE NOVEMBER     PORTFOLIO MANAGER SINCE 1996
                       2004
                       COLUMBIA TOTAL RETURN BOND
                       FUND SINCE MARCH 2005



  LORI ENSINGER        COLUMBIA LARGE CAP VALUE     COLUMBIA MANAGEMENT --
                       FUND SINCE AUGUST 2001       PORTFOLIO MANAGER SINCE 2001
                                                    ZURICH SCUDDER
                       COLUMBIA MID CAP VALUE FUND  INVESTMENTS -- DIRECTED
                       SINCE NOVEMBER 2001          INVESTMENT STRATEGY FOR ALL
                                                    INSTITUTIONAL ASSETS FROM
                                                    1999-2001



  JARL GINSBERG        COLUMBIA SMALL CAP VALUE     COLUMBIA MANAGEMENT --
                       FUND II SINCE FEBRUARY 2003  PORTFOLIO MANAGER SINCE 2003
                                                    BLACKROCK INC. -- CO-MANAGER
                                                    AND ANALYST FROM 1998-2002



  DAVID HOFFMAN        COLUMBIA LARGE CAP VALUE     COLUMBIA MANAGEMENT --
                       FUND SINCE APRIL 2004        PORTFOLIO MANAGER SINCE 2001
                                                    ZURICH SCUDDER
                       COLUMBIA MID CAP VALUE FUND  INVESTMENTS -- VICE
                       SINCE APRIL 2004             PRESIDENT SINCE 1999-2001



  YAN JIN              COLUMBIA CONVERTIBLE         COLUMBIA MANAGEMENT --
                       SECURITIES FUND SINCE MARCH  ASSOCIATED SINCE 2002
                       2006                         LINCOLN INVESTMENT
                                                    MANAGEMENT, INC. --
                                                    ASSISTANT VICE PRESIDENT AND
                                                    RISK ANALYST FROM 1998-2002



  VIKRAM KURIYAN       COLUMBIA ASSET ALLOCATION    COLUMBIA MANAGEMENT --
                       FUND II SINCE FEBRUARY 2005  PORTFOLIO MANAGER SINCE 2000
                       COLUMBIA LARGE CAP INDEX
                       FUND SINCE JANUARY 2000
                       COLUMBIA MID CAP INDEX FUND
                       SINCE JANUARY 2000
                       COLUMBIA SMALL CAP INDEX
                       FUND SINCE JANUARY 2000
                       COLUMBIA LARGE CAP ENHANCED
                       CORE FUND SINCE JANUARY
                       2000



  THOMAS LAPOINTE      COLUMBIA TOTAL RETURN BOND   COLUMBIA MANAGEMENT --
                       FUND SINCE MARCH 2005        PORTFOLIO MANAGER SINCE 1999



  CRAIG LEOPOLD        COLUMBIA LARGE CAP CORE      COLUMBIA MANAGEMENT --
                       FUND SINCE JUNE 2005         PORTFOLIO MANAGER SINCE 2003
                                                    ROCKEFELLER & COMPANY --
                                                    PORTFOLIO MANAGER
                                                    FROM 2000-2003



  KELLY MAINELLI       COLUMBIA SHORT TERM          COLUMBIA MANAGEMENT --
                       MUNICIPAL BOND FUND SINCE    PORTFOLIO MANAGER SINCE 2002
                       FEBRUARY 2006                MONTGOMERY ASSET MANAGEMENT
                                                    PORTFOLIO MANAGER FROM
                                                    2000-2002




                                                    BUSINESS EXPERIENCE
  PORTFOLIO MANAGER    LENGTH OF SERVICE WITH FUND  DURING PAST FIVE YEARS
  GEORGE MARIS         COLUMBIA LARGE CAP CORE      COLUMBIA MANAGEMENT --
                       FUND SINCE JUNE 2005         PORTFOLIO MANAGER SINCE 2004
                                                    PUTMAN INVESTMENTS --
                                                    PORTFOLIO MANAGER
                                                    FROM 2000-2004



  ROBERT MCCONNAUGHEY  COLUMBIA LARGE CAP CORE      COLUMBIA MANAGEMENT --
                       FUND SINCE JUNE 2005         PORTFOLIO MANAGER SINCE 2002
                                                    CITIGROUP ASSET MANAGEMENT --
                                                    ASSOCIATE DIRECTOR OF
                                                    RESEARCH FROM 2000-2002



  COLIN MOORE          COLUMBIA LARGE CAP CORE      COLUMBIA MANAGEMENT --
                       FUND SINCE JULY 2004         PORTFOLIO MANAGER SINCE 2002
                                                    PUTNAM INVESTMENTS --
                                                    PORTFOLIO MANAGER FROM
                                                    2000-2001



  JON MICHAEL MORGAN   COLUMBIA SMALL CAP GROWTH    COLUMBIA MANAGEMENT --
                       FUND II SINCE DECEMBER 2005  ASSOCIATED SINCE 2000



  LAURA OSTRANDER      COLUMBIA TOTAL RETURN BOND   COLUMBIA MANAGEMENT --
                       FUND SINCE NOVEMBER 2004     PORTFOLIO MANAGER SINCE 1996



  EDWARD PAIK          COLUMBIA CONVERTIBLE         COLUMBIA MANAGEMENT --
                       SECURITIES FUND SINCE JUNE   PORTFOLIO MANAGER SINCE 2000
                       2004



  NOAH PETRUCCI        COLUMBIA LARGE CAP VALUE     COLUMBIA MANAGEMENT --
                       FUND SINCE FEBRUARY 2002     PORTFOLIO MANAGER SINCE 2002
                                                    ZURICH SCUDDER
                       COLUMBIA MID CAP VALUE FUND  INVESTMENTS -- ASSOCIATE
                       SINCE FEBRUARY 2002          PRODUCT SPECIALIST/PORTFOLIO
                                                    MANAGER FROM 2000-2001



  PETER SANTORO        COLUMBIA LARGE CAP CORE      COLUMBIA MANAGEMENT --
                       FUND SINCE JUNE 2005         PORTFOLIO MANAGER SINCE 2003
                                                    ROCKEFELLER & COMPANY --
                                                    PORTFOLIO MANAGER
                                                    FROM 2000-2003



  MARIE SCHOFIELD      COLUMBIA TOTAL RETURN BOND   COLUMBIA MANAGEMENT --
                       FUND SINCE NOVEMBER 2004     PORTFOLIO MANAGER SINCE 1990



  CLIFFORD SIVERD      COLUMBIA SMALL CAP GROWTH    COLUMBIA MANAGEMENT --
                       FUND II SINCE DECEMBER 2005  ASSOCIATED SINCE 2001



  DIANE SOBIN          COLUMBIA LARGE CAP VALUE     COLUMBIA MANAGEMENT --
                       FUND SINCE AUGUST 2001       PORTFOLIO MANAGER SINCE 2001
                                                    ZURICH SCUDDER
                       COLUMBIA MID CAP VALUE FUND  INVESTMENTS -- SENIOR
                       SINCE NOVEMBER 2001          PORTFOLIO MANAGER FROM
                                                    1999-2001



  CHRISTIAN            COLUMBIA SMALL CAP VALUE     COLUMBIA MANAGEMENT --
  STADLINGER           FUND II SINCE APRIL 2002     PORTFOLIO MANAGER SINCE 2002
                                                    BLACKROCK INC. -- PORTFOLIO
                                                    MANAGER FROM 1996-2002



  YANFANG (EMMA) YAN   COLUMBIA CONVERTIBLE         COLUMBIA MANAGEMENT --
                       SECURITIES FUND SINCE JULY   PORTFOLIO MANAGER SINCE 2001
                       2001                         (INCOME STRATEGIES LEAD
                                                    PORTFOLIO MANAGER SINCE
                                                    MARCH 2006)
                                                    PUTNAM INVESTMENTS -- VICE
                                                    PRESIDENT FROM 1998-2001

Columbia Funds pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. The Adviser uses part of this money to pay investment sub-advisers for the services they provide to certain Funds.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with the Adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

The Adviser has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2007. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that the Adviser will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees the Adviser can receive, along with the actual advisory fees the Adviser and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements. Certain Funds have a breakpoint schedule for their advisory fees. Please refer to the fee tables of the Funds for the specifics of any applicable breakpoint schedule.

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  COLUMBIA CONVERTIBLE SECURITIES FUND                        0.65%        0.60%



  COLUMBIA ASSET ALLOCATION FUND II                           0.60%        0.60%



  COLUMBIA LARGE CAP VALUE FUND                               0.60%        0.49%



  COLUMBIA MID CAP VALUE FUND                                 0.65%        0.58%



  COLUMBIA LARGE CAP CORE FUND(1)                             0.60%        0.55%



  COLUMBIA MARSICO GROWTH FUND(1)                             0.75%        0.64%



  COLUMBIA MARSICO FOCUSED EQUITIES FUND(1)                   0.75%        0.64%



  COLUMBIA MARSICO MID CAP GROWTH FUND                        0.65%        0.65%



  COLUMBIA MARSICO 21ST CENTURY FUND(1)                       0.75%        0.74%



  COLUMBIA SMALL CAP VALUE FUND II(1)                         0.70%        0.70%



  COLUMBIA SMALL CAP GROWTH FUND II(1)                        0.70%        0.70%



  COLUMBIA GLOBAL VALUE FUND                                  0.90%        0.90%



  COLUMBIA INTERNATIONAL VALUE FUND(1)                        0.85%        0.73%



  COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND(1)         0.70%        0.65%



  COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND(1)        0.80%        0.80%



  COLUMBIA LARGE CAP INDEX FUND                               0.10%        0.10%



  COLUMBIA MID CAP INDEX FUND                                 0.10%        0.10%



  COLUMBIA SMALL CAP INDEX FUND                               0.10%        0.10%



  COLUMBIA LARGE CAP ENHANCED CORE FUND                       0.35%        0.35%



  COLUMBIA SHORT TERM BOND FUND                               0.30%        0.30%



  COLUMBIA INTERMEDIATE CORE BOND FUND(1)                     0.40%        0.38%



  COLUMBIA TOTAL RETURN BOND FUND                             0.40%        0.34%



  COLUMBIA HIGH INCOME FUND(1)                                0.55%        0.53%



  COLUMBIA SHORT TERM MUNICIPAL BOND FUND                     0.30%        0.28%



  COLUMBIA MUNICIPAL INCOME FUND                              0.41%        0.40%




(1)THESE FUNDS DON'T HAVE THEIR OWN INVESTMENT ADVISER BECAUSE THEY INVEST IN COLUMBIA LARGE CAP CORE MASTER PORTFOLIO, COLUMBIA MARSICO GROWTH MASTER PORTFOLIO, COLUMBIA MARSICO FOCUSED EQUITIES MASTER PORTFOLIO, COLUMBIA MARSICO 21(ST) CENTURY MASTER PORTFOLIO, COLUMBIA SMALL CAP VALUE MASTER PORTFOLIO, COLUMBIA SMALL CAP GROWTH MASTER PORTFOLIO, COLUMBIA INTERNATIONAL VALUE MASTER PORTFOLIO, COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY MASTER PORTFOLIO, COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES MASTER PORTFOLIO, COLUMBIA INTERMEDIATE CORE BOND MASTER PORTFOLIO AND COLUMBIA HIGH INCOME MASTER PORTFOLIO. THE ADVISER EARNS ITS FEE AS THE INVESTMENT ADVISER TO EACH MASTER PORTFOLIO.

INVESTMENT SUB-ADVISERS

Columbia Funds and the Adviser engage one or more investment sub-advisers for certain Funds to make day-to-day investment decisions for the Fund. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and the Funds have applied for relief from the SEC to permit the Funds to act on many of Adviser's recommendations with approval only by the Board and not by Fund shareholders. The Adviser or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

A discussion regarding the basis for the Board of Trustees approving the investment sub-advisory agreement with each sub-adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

Columbia Funds and the Adviser have engaged the following sub-advisers to provide day-to-day portfolio management for certain Funds. These sub-advisers function under the supervision of the Adviser and the Board of Columbia Funds.

Information about the sub-advisers and the portfolio managers and/or team members of the sub-advisers that are responsible for the day-to-day investment decisions for the Funds is provided below. The SAI provides additional information about the compensation of these portfolio managers/team members, other accounts managed by the portfolio managers/team members and the portfolio managers'/team members' ownership of securities in the Funds.

--------------------------------------------------------------------------------

MARSICO CAPITAL
MANAGEMENT, LLC

1200 17TH STREET
SUITE 1600
DENVER, COLORADO 80202

--------------------------------------------------------------------------------


MARSICO CAPITAL MANAGEMENT, LLC

Marsico Capital was organized in 1997 as a registered investment adviser and is an indirect, wholly-owned subsidiary of Bank of America. Marsico Capital provides investment services to mutual funds and private accounts, and as of December 31, 2005, had approximately $63 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of Marsico Capital.

Marsico Capital is the investment sub-adviser to:

  - Columbia Marsico Growth Master Portfolio

  - Columbia Marsico Focused Equities Master Portfolio

  - Columbia Marsico 21st Century Master Portfolio

  - Columbia Marsico Mid Cap Growth Fund

  - Columbia Marsico International Opportunities Master Portfolio

Marsico Capital is a co-investment sub-adviser to:

  - Columbia Multi-Advisor International Equity Master Portfolio



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

THOMAS F. MARSICO is the Chief Investment Officer of Marsico Capital, and has managed the investment program of Columbia Marsico Focused Equities Master Portfolio and Columbia Marsico Growth Master Portfolio since December 1997. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager.

CORYDON J. GILCHRIST, CFA has been the portfolio manager of Columbia Marsico 21st Century Master Portfolio since February 2003 and has been the portfolio manager for Columbia Marsico Mid Cap Growth Fund since November 2004. Prior to joining Marsico Capital in May of 2000, Mr. Gilchrist spent four years as an international portfolio manager and analyst at Invista Capital Management, where he served on a committee that managed several international equity funds. He holds BBA and MBA degrees from the University of Iowa, and holds a CFA charter.

JAMES G. GENDELMAN has been the portfolio manager of Columbia Marsico International Opportunities Master Portfolio since August 2000 and has been the portfolio manager for Marsico Capital's portion of Columbia Multi-Advisor International Equity Master Portfolio since July 2000. Prior to joining Marsico Capital in May 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs & Co. He holds a Bachelor's degree in Accounting from Michigan State University and an MBA in Finance from the University of Chicago. Mr. Gendelman was a certified public accountant for Ernst & Young from 1983 to 1985.

--------------------------------------------------------------------------------

BRANDES INVESTMENT
PARTNERS, L.P.

11988 EL CAMINO REAL
SUITE 500
SAN DIEGO, CALIFORNIA 92130

--------------------------------------------------------------------------------


BRANDES INVESTMENT PARTNERS, L.P.

Founded in 1974, Brandes is an investment advisory firm with 74 investment professionals. As of June 30, 2006, Brandes managed more than $85 billion in assets. Brandes uses a value-oriented approach to managing global investments, seeking to build wealth by buying high quality, undervalued stocks.

Brandes is the investment sub-adviser to Columbia Global Value Fund and Columbia International Value Master Portfolio. The following are the eight voting members of Brandes' Large Cap Investment Committee, who are jointly responsible for making the day-to-day investment decisions for the Fund and the Master
Portfolio:

                                          LENGTH OF SERVICE WITH
  NAME AND TITLE                          THE FUND/MASTER PORTFOLIO
  --------------                          -------------------------
  GLENN R. CARLSON                        THE FUND SINCE INCEPTION
  CHIEF EXECUTIVE OFFICER                 THE MASTER PORTFOLIO SINCE 1996



  BRENT V. WOODS                          THE FUND SINCE INCEPTION
  MANAGING DIRECTOR -- INVESTMENTS        THE MASTER PORTFOLIO SINCE 1996



  WILLIAM PICKERING                       THE FUND SINCE INCEPTION
  DIRECTOR -- INVESTMENTS                 THE MASTER PORTFOLIO SINCE 1996



  AMELIA MACCOUN MORRIS                   THE FUND SINCE INCEPTION
  DIRECTOR -- INVESTMENTS                 THE MASTER PORTFOLIO SINCE 1998



  KEITH COLESTOCK                         THE FUND SINCE INCEPTION
  DIRECTOR -- INVESTMENTS                 THE MASTER PORTFOLIO SINCE 1996



  DOUGLAS C. EDMAN                        THE FUND SINCE INCEPTION
  DIRECTOR -- INVESTMENTS                 THE MASTER PORTFOLIO SINCE 1996



  W. JAMES BROWN                          THE FUND SINCE INCEPTION
  DIRECTOR -- INVESTMENTS                 THE MASTER PORTFOLIO SINCE 1996



  BRENT FREDBERG                          THE FUND SINCE 2005
  SENIOR RESEARCH ANALYST                 THE MASTER PORTFOLIO SINCE 2005

GLENN R. CARLSON, CFA has served as Chief Executive Officer of Brandes since 2004 and is a member of the firm's Executive Committee. Prior to 2004 Mr. Carlson served as Co-Chief Executive Officer of Brandes, and from 1996 to 2002 he served as a Managing Partner at Brandes. Mr. Carlson contributes to the investment process as a member of Brandes' Investment Oversight Committee and as a voting member of the Large Cap Investment Committee. Mr. Carlson also serves as a senior institutional portfolio manager for a limited number of client relationships and oversees Brandes' Portfolio Management/ Client Services department. Mr. Carlson earned his BA from the University of California, San Diego. He is a member of the Financial Analysts Society of San Diego and has 23 years of investment experience.

BRENT V. WOODS, CFA has served as Managing Director of Investments at Brandes since 2002 and is a member of the firm's Executive Committee. From 1998 to 2002 Mr. Woods served as a Managing Partner at Brandes. As Managing Director of Investments, Mr. Woods has responsibility for the securities research efforts of the firm and oversight of the product investment committees. Mr. Woods is also a member of Brandes' Investment Oversight Committee and a voting member of the Large Cap Investment Committee. Prior to joining Brandes, Mr. Woods worked as an attorney with a Wall Street law firm, specializing in public and private securities offerings, as well as mergers and acquisitions. Mr. Woods earned his AB, Phi Beta Kappa, from Princeton University, a master's degree in international studies from St. John's College at Cambridge University, England, and a JD, cum laude, from Harvard Law School. He has 11 years of investment experience.

WILLIAM PICKERING, CFA has served as a Director of Investments at Brandes since 1998. Mr. Pickering is a member of Brandes' Investment Oversight Committee and is also a voting member of three of the firm's investment committees (Large Cap, Small Cap, and Emerging Markets). Before joining Brandes as a portfolio manager in 1991, Mr. Pickering worked as a registered representative at various financial service companies. Mr. Pickering earned his BA and MBA degrees in finance from San Diego State University. He is a member of the Financial Analysts Society of San Diego, and has 23 years of investment experience.

AMELIA MACCOUN MORRIS, CFA has served as a Director of Investments at Brandes since 2004. From 1998 to 2004 Ms. Maccoun Morris served as a Senior Research Analyst at Brandes. As a Director of Investments, Ms. Maccoun Morris is responsible for overseeing and directing equity research activities in the telecommunications, media, and consumer sectors. In addition, Ms. Maccoun Morris contributes to the investment process as a member of Brandes' Investment Oversight Committee and is a voting member of the firm's Large Cap and Emerging Markets Investment Committees. Prior to joining Brandes, Ms. Maccoun Morris worked in corporate finance, specializing in non-U.S. equity offerings, and as a senior equity analyst with an international investment bank. Ms. Maccoun Morris holds an MBA from the University of Chicago, and graduated Phi Beta Kappa, cum laude, with a degree in economics from the University of California, Davis. She has 18 years of investment experience.

KEITH COLESTOCK, CFA has served as a Director of Investment at Brandes since 2004, and from 2001 to 2004 served as a Senior Research Analyst at Brandes. Mr. Colestock is also a voting member of Brandes' Large Cap and Mid Cap Investment Committees. Prior to joining Brandes as a portfolio manager in 1995, Mr. Colestock served as senior equity analyst and director of research for an investment research firm in San Diego. Before that, Mr. Colestock was an independent demographic consultant to retail real estate developers. Mr. Colestock earned his BA in business administration from California State University, Fullerton and is a current member and past president of the Financial Analysts Society of San Diego. Mr. Colestock has 16 years of investment experience.

DOUGLAS C. EDMAN, CFA has served as a Director of Investments at Brandes since 2004. From 2000 to 2004 Mr. Edman served as a Senior Research Analyst at Brandes. Mr. Edman is a voting member of the Large Cap Investment Committee and leads Brandes' research efforts in the basic materials sector and performs research in the oil and gas sectors. Before joining Brandes as a portfolio manager in 1995, Mr. Edman worked for a major securities firm as a credit analyst where he managed the credit rating agency relationships and commercial paper programs for clients in the energy and telecommunications industries. Mr. Edman also worked for a large oil company as a project engineer and was responsible for the design and construction of oil field processing facilities. Mr. Edman graduated from the University of Southern California with a BS in chemical engineering. He earned his MBA in finance from The Wharton Business School at the University of Pennsylvania. Mr. Edman is a member of the Financial Analysts Society of San Diego and has 16 years of investment experience.

W. JAMES BROWN, CFA has served a Director of Investments at Brandes since 2004. Prior to 2004 Mr. Brown served a Senior Research Analyst at Brandes. Mr. Brown is a voting member of the Large Cap Investment Committee and also leads the firm's research efforts in the financial institutions and utilities sectors. Prior to joining Brandes in 1996, Mr. Brown was a senior vice president with a major national banking organization where he served in various capacities, including senior portfolio manager, regional director of investments, and head of Texas private banking. Mr. Brown's prior professional experience includes 10 years as an Air Force pilot and 10 years as an investment consultant with a large Wall Street firm. Mr. Brown earned a BS degree from the United States Air Force Academy and an MBA from Harvard Business School. He has 22 years of investment experience.

BRENT FREDBERG has served as a Senior Research Analyst at Brandes since 2003, and served as an Analyst at Brandes from 1999 to 2003. Mr. Fredberg is responsible for research in the technology and household durables area and is a voting member of the firm's Large Cap Investment Committee. Prior to joining Brandes, Mr. Fredberg worked for a major U.S. consumer products company as a financial analyst and controller. Mr. Fredberg earned his MBA with distinction from Northwestern University's Kellogg Graduate School of Management and his BS in finance, with distinction, from the University of Iowa. Mr. Fredberg is a CPA and CMA, with 12 years of finance and investment experience.

--------------------------------------------------------------------------------

CAUSEWAY CAPITAL
MANAGEMENT LLC

1111 SANTA MONICA BOULEVARD
SUITE 1550
LOS ANGELES, CALIFORNIA 90025

--------------------------------------------------------------------------------


CAUSEWAY CAPITAL MANAGEMENT LLC

Founded in June 2001, Causeway is a registered investment adviser and is majority-owned by its employees. As of May 31, 2006, Causeway had $16.2 billion in assets under management.

Causeway is one of the two investment sub-advisers to Columbia Multi-Advisor International Equity Master Portfolio. Causeway's portfolio management team is responsible for making the day-to-day investment decisions for its portion of the Master Portfolio. Information about the team members follows.


                                          LENGTH OF SERVICE
  NAME AND TITLE                          WITH THE MASTER PORTFOLIO
  --------------                          -------------------------
  SARAH H. KETTERER                       SINCE MAY 2004
  CHIEF EXECUTIVE OFFICER



  HARRY W. HARTFORD                       SINCE MAY 2004
  PRESIDENT



  JAMES A. DOYLE                          SINCE MAY 2004
  DIRECTOR



  JONATHAN P. ENG                         SINCE MAY 2004
  VICE PRESIDENT



  KEVIN V. DURKIN                         SINCE MAY 2006
  VICE PRESIDENT

SARAH H. KETTERER is the Chief Executive Officer of Causeway and is responsible for research in the global financials and healthcare sectors. Ms. Ketterer co-founded Causeway in June 2001. Prior to that, she was with the Hotchkis and Wiley division of Merrill Lynch Investment Managers, L.P. ("MLIM") since 1996, where she was a Managing Director and co-head of the International and Global Value Equity Team in Los Angeles. Ms. Ketterer has a BA from Stanford University and an MBA from the Amos Tuck School, Dartmouth College.

HARRY W. HARTFORD is the President of Causeway and is responsible for research in the global financials and materials sectors. Mr. Hartford co-founded Causeway in June 2001. Prior to that, he was with the Hotchkis and Wiley division of MLIM since 1996, where he was a Managing Director and co-head of the International and Global Value Equity Team in Los Angeles. Mr. Hartford has a BA, with honors, from the University of Dublin, Trinity College, and an MSc in Economics from Oklahoma State University.

JAMES A. DOYLE is a Director of Causeway and is responsible for research in the global consumer discretionary, financials and information technology sectors. He joined Causeway in June 2001. Previously, Mr. Doyle was with the Hotchkis and Wiley division of MLIM since 1997, where he was a Vice President and the head of investment research for the International and Global Value Equity Team in Los Angeles. Mr. Doyle has a BA from Northwestern University and an MBA in Finance from the Wharton School, University of Pennsylvania.

JONATHAN P. ENG is a Vice President of Causeway and is responsible for research in the consumer discretionary, industrials and materials sector. Mr. Eng joined the firm in July 2001. From 1997 to July 2001, Mr. Eng was with the Hotchkis and Wiley division of MLIM in Los Angeles and London, where he was an equity research associate for the International and Global Value Equity Team. Mr. Eng has a BA from Brandeis University and an MBA from the Anderson Graduate School of Management at UCLA.

KEVIN V. DURKIN is a Vice President of Causeway and is responsible for research in the global consumer staples, industrials and energy sectors. Mr. Durkin joined the firm in June 2001. From 1999 to June 2001, Mr. Durkin was with the Hotchkis and Wiley division of MLIM in Los Angeles, where he was an equity research associate for the International and Global Value Equity Team. Mr. Durkin has a BS, cum laude, from Boston College and an MBA from the University of Chicago.

--------------------------------------------------------------------------------

MACKAY SHIELDS LLC

9 WEST 57TH STREET
NEW YORK, NEW YORK 10019

--------------------------------------------------------------------------------


MACKAY SHIELDS LLC

Founded in 1938, MacKay Shields is an independently-managed, wholly-owned subsidiary of New York Life Insurance Company. MacKay Shields currently has approximately $38 billion in assets under management.


MacKay Shields' High Yield Portfolio Management Team is responsible for making the day-to-day decisions for Columbia High Income Fund. J. Matthew Philo is the lead portfolio manager responsible for making the day-to-day investment decisions for the Fund and has been a portfolio manager for the Fund since its inception.

J. MATTHEW PHILO, CFA is a Senior Managing Director of MacKay Shields and is a Portfolio Manager/Research Analyst on the High Yield Portfolio Management Team. Mr. Philo was promoted to Senior Managing Director in the fourth quarter of 2004 and promoted to Managing Director in the first quarter of 2000. Mr. Philo joined MacKay Shields in 1996 from Thorsell, Parker Partners Inc., where he was an analyst and portfolio manager focusing on mid-cap companies. He was previously with Moran Asset Management as an equity portfolio manager and analyst. Mr. Philo became a holder of the Chartered Financial Analyst designation in 1993. He received a BA in Economics from the State University of New York at Albany and a MBA in Finance from New York University. Mr. Philo has been in the investment management and research industry since 1984.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02111-2621

--------------------------------------------------------------------------------


OTHER SERVICE PROVIDERS

The Funds are distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer and an indirect, wholly-owned subsidiary of Bank of America Corporation.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------


Columbia Management Advisors, LLC is the administrator of the Funds (Administrator), and is responsible for overseeing the administrative operations of the Funds. The Funds pay the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds and is paid monthly, as follows:

  COLUMBIA CONVERTIBLE SECURITIES FUND, COLUMBIA LARGE CAP
    VALUE FUND, COLUMBIA MID CAP VALUE FUND AND COLUMBIA
    GLOBAL VALUE FUND                                           0.17%



  COLUMBIA LARGE CAP INDEX FUND, COLUMBIA MID CAP INDEX FUND
    AND COLUMBIA SMALL CAP INDEX FUND                           0.10%



  COLUMBIA SHORT TERM BOND FUND                                 0.14%



  COLUMBIA MUNICIPAL INCOME FUND                                0.14%



  COLUMBIA SHORT TERM MUNICIPAL BOND FUND                       0.15%



  COLUMBIA ASSET ALLOCATION FUND II                             0.12%



  COLUMBIA MARSICO MID CAP GROWTH FUND                          0.23%



  COLUMBIA LARGE CAP ENHANCED CORE FUND                         0.17%



  COLUMBIA TOTAL RETURN BOND FUND                               0.15%



  COLUMBIA INTERMEDIATE CORE BOND FUND                          0.13%



  COLUMBIA HIGH INCOME FUND                                     0.23%*



  COLUMBIA MARSICO GROWTH FUND, COLUMBIA MARSICO FOCUSED
    EQUITIES FUND, COLUMBIA MARSICO 21ST CENTURY FUND,
    COLUMBIA INTERNATIONAL VALUE FUND AND COLUMBIA MARSICO
    INTERNATIONAL OPPORTUNITIES FUND                            0.22%*



  COLUMBIA LARGE CAP CORE, COLUMBIA SMALL CAP VALUE FUND II,
    COLUMBIA SMALL CAP GROWTH FUND II AND COLUMBIA
    MULTI-ADVISOR INTERNATIONAL EQUITY FUND                     0.17%*

*THIS AMOUNT REPRESENTS THE COMBINED ADMINISTRATION FEES PAID BY THE FUNDS AND
 THEIR RESPECTIVE MASTER PORTFOLIOS.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc. is the transfer agent for the Funds' shares (Transfer Agent), and an indirect, wholly-owned subsidiary of Bank of America Corporation. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares

(BUYING, SELLING AND EXCHANGING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


This prospectus offers Class Z shares of the Funds. Here are some general rules about this class of shares:

  - Class Z shares are available to certain eligible investors. The eligible investors described below are subject to different minimum initial investment requirements. Eligible investors and their applicable investment minimums are as follows:

NO MINIMUM INITIAL INVESTMENT

  - Any client of Bank of America Corporation or a subsidiary purchasing shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America Corporation or the subsidiary;

  - Any group retirement plan, including defined benefit and defined contribution plans such as: 401(k), 403(b), and 457(b) plans (but excluding individual retirement accounts (IRAs)), for which an intermediary or other entity provides services and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent;

  - Any investor purchasing through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code; or

  - Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

$1,000 MINIMUM INITIAL INVESTMENT

  - Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares;
    (ii) who held Primary A shares prior to the share class re-titling on August 22, 2005 (iii) who holds Class A shares that were obtained by exchange of Class Z shares; or (iv) who purchased certain no-load shares of a fund merged with a fund distributed by the Distributor;

  - Any trustee or director (or family member of a trustee or director) of any fund distributed by the Distributor;

  - Any employee (or family member of an employee) of Bank of America Corporation or a subsidiary;

  - Any investor participating in an account offered by an intermediary or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor purchasing through an intermediary must independently satisfy the $1,000 minimum investment requirement);

  - Any institutional investor which is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization; which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933; or

  - Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, purchasing shares for its own account, including Bank of America Corporation, its affiliates, or subsidiaries.

Columbia Funds reserves the right to change the criteria for eligible investors and the investment minimums. No minimum investment applies to accounts participating in the automatic investment plan; however, each investment requires a $50 minimum purchase. Columbia Funds also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

You'll find more information about buying, selling and exchanging Class Z shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.345.6611 if you have any questions, or you need help placing an order.

Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Class Z shares. Certain financial institutions and intermediaries that offer Class Z shares may have policies that clients holding Class Z shares through the financial institution or intermediary will automatically have their holdings converted to Class A shares at the time that they move their relationship away from the financial institution or intermediary. Generally, no sales charges or other charges will apply to such a conversion, however an investor should contact their financial institution or intermediary to learn the details of any such policy and also should talk to their tax adviser about the tax consequences of any such automatic conversion. In addition, Class A shares have higher operating costs which can reduce total returns.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of a Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing." The Funds are not intended as vehicles for market timing. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Funds to implement their market timing strategies. Columbia Funds' Board has adopted policies and procedures with respect to market timing activity as discussed below.

Market timing may negatively impact long-term performance of a Fund by requiring it to maintain a larger percentage of assets in cash or to liquidate portfolio holdings at a disadvantageous time. Market timing could increase a Fund's expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, and large asset fluctuations that could diminish a Fund's ability to provide the maximum investment return to all participants. Certain Funds may be more susceptible to these negative effects of market timing. For example, Funds that invest principally in foreign securities may be more susceptible to arbitrage opportunities resulting from mispricing due to time zone differences among international financial markets. Market timers seek potential price differentials that may occur with securities that trade in a different time zone. Funds that invest principally in small- and mid-capitalization securities may be more susceptible to arbitrage opportunities due to the less liquid nature of smaller company securities. Fair value pricing may reduce these arbitrage opportunities.

Columbia Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if Columbia Funds detects that a shareholder has conducted two "round trips" (as defined below) in a Fund (other than a Columbia Money Market Fund, Columbia Short Term Bond Fund or Columbia Short Term Municipal Bond Fund) that are deemed material by Columbia Funds in any 28-day period, Columbia Funds will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a Columbia Money Market Fund, Columbia Short Term Bond Fund or Columbia Short Term Municipal Bond Fund). In addition, if Columbia Funds determines that any person, group or account has engaged in any type of market timing activity (independent of the two round trip limit) Columbia Funds may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund. In any event, Columbia Funds also retains the right to reject any order to buy or exchange shares as discussed in the section BUYING, SELLING AND EXCHANGING SHARES -- HOW ORDERS ARE PROCESSED and also retains the right to modify these market timing policies at any time without prior notice to shareholders.

The rights of shareholders to redeem shares of a Fund are not affected by any of these limits. However, certain Funds impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 60 days of their purchase. Please refer to the section ABOUT YOUR INVESTMENT -- INFORMATION FOR
INVESTORS -- REDEMPTION FEES in the prospectus for your Fund to determine if a redemption fee might be applicable to your shares.

For these purposes, a "round trip" is a purchase by any means into a Fund followed by a redemption, of any amount, by any means out of the same Fund. Under this definition, an exchange into a Fund followed by an exchange out of the same Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Systematic Investment Plan, Automatic Withdrawal Plan, Automatic Exchange Feature or similar automated plans generally are not subject to the two round trip limit. The two round trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Columbia Funds. However, there can be no assurance that these policies and procedures, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. Columbia Funds typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Columbia Funds practices discussed above. Consequently, there is the risk that Columbia Funds may not be able to do anything in response to market timing that occurs in a Fund which may result in certain shareholders being able to market time a Fund while the shareholders in that Fund bear the burden of such activities.

Columbia Funds seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither Columbia Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or transfers.

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A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A
BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on a Fund's net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN A FUND

The value of a Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in a Fund. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. For example, securities which may be subject to fair valuation include, but are not limited to: (1) restricted securities for which a pricing service is unable to provide a market price; (2) securities whose trading has been formally suspended; (3) debt securities that have gone into default and for which there is no current market quotation; and
(4) a security whose market price is not available from a pre-established pricing service. In addition, the Funds may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which a Fund's share price is calculated. Foreign exchanges typically close before the time as of which Fund share prices are calculated, and may be closed altogether on some days a Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when a Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Columbia Funds has retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international equity securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by a Fund could change on days when Fund shares cannot be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders to buy, sell or exchange shares may be delivered to the Transfer Agent by telephone, in writing or through the internet. For more information on account and trading restrictions and special sign-up procedures for internet transactions, please call us at 1.800.345.6611. The Transfer Agent has procedures in place to authenticate electronic instructions. You will be asked to accept the terms of an online agreement and utilize a password for internet services.

Orders received in good order by the Fund, Distributor, Transfer Agent or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. We will not be liable for following telephone instructions that we reasonably believe are genuine.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

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PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT
REDUCTIONS AND WAIVERS OF REDEMPTION FEES.

YOU SHOULD TELL YOUR INVESTMENT PROFESSIONAL THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE SELLING SHARES.

WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

--------------------------------------------------------------------------------


REDEMPTION FEES

The International/Global Stock Funds assess, subject to limited exceptions, a 2.00% redemption fee on the proceeds of Fund shares that are redeemed (either by selling shares or exchanging into another Fund) within 60 days of their purchase. The redemption fee is paid to the Fund from which you are redeeming shares (including redemptions by exchange).

The redemption fee is imposed on Fund shares redeemed (including redemptions by exchange) within 60 days of purchase. In determining which shares are being redeemed, we generally apply a first-in, first-out approach. For Fund shares acquired by exchange, the holding period prior to the exchange will not be considered in determining whether to apply the redemption fee.

The redemption fee will not be imposed if you qualify for a waiver and the Fund has received proper notification. We'll redeem any shares that are eligible for a waiver first. For a discussion of the effects of market timing please see the section BUYING, SELLING AND EXCHANGING SHARES -- SHORT-TERM TRADING ACTIVITY AND MARKET TIMING.

      You won't pay an otherwise applicable redemption fee on the following categories of transactions:

        - shares sold following the death or disability (as defined in the Internal Revenue Code) of the shareholder, including a registered joint owner

        - shares sold by or distributions from participant-directed retirement plans, such as 401(k), 403(b), 457, Keogh, profit sharing and money purchase pension plans, where Columbia Funds does not have access to information about the individual participant account activity, except where Columbia Funds has received an indication that the plan administrator is able to assess the redemption fee on the appropriate accounts

        - shares sold by certain investment funds (e.g., Columbia LifeGoal Portfolios and Future Scholar) that have provided assurances reasonably satisfactory to the Adviser that the investment fund is not a vehicle for market timing. The Adviser or its affiliates may manage certain of the approved investment funds

        - shares sold in certain transactions in connection with certain asset allocation or wrap programs where the program sponsor has provided assurances reasonably satisfactory to the Adviser that the program is not designed to be a vehicle for market timing

        - shares sold by accounts where Columbia Funds has received information reasonably satisfactory to the Adviser indicating that financial institutions or intermediaries maintaining the accounts are currently unable for administrative reasons to assess the redemption fee on underlying shareholders

        - shares sold by an account which has demonstrated a severe hardship, such as a medical emergency, as determined in the absolute discretion of the Adviser

        - shares that were purchased by reinvested distributions

        - shares that are redeemed or exchanged through Columbia Funds' Automatic Withdrawal Plan or Automatic Exchange Feature or similar affiliated or unaffiliated automated plans

        - the following retirement plan distributions:

           - lump-sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy" plan)

           - distributions from an individual retirement account (IRA) or Custodial Account under Section 403(b)(7) of the Internal Revenue Code, following attainment of age 59 1/2

      Columbia Funds also has the discretion to waive the 2% redemption fee if a Fund is in jeopardy of failing the 90% income test proscribed by the Internal Revenue Code which must be met to maintain its registered investment company (RIC) status or otherwise losing its RIC qualification for tax purposes.

      Certain financial institutions or intermediaries may not assess redemption fees on certain categories of redemptions that they believe do not present significant market timing concerns (such as automatic withdrawal plan redemptions). Conversely, certain financial institutions or intermediaries may assess redemption fees on certain redemptions by accounts maintained with them that would be exempt from the redemption fee if the accounts were maintained directly with the Transfer Agent or with a different financial institution or intermediary. Columbia Funds and its agents reserve the right to permit imposition of the redemption fee under these circumstances. Columbia Funds' ability to assess redemption fees or apply waivers is generally limited by the policies of these financial institutions and intermediaries. Accordingly, the parameters of the exemption categories described above are subject to the different policies of the various financial institutions and intermediaries that maintain accounts. You should check with your financial institution or intermediary about its redemption fee and waiver policies before investing or submitting a redemption order within the specified time periods.

      Columbia Funds reserves the right to impose the redemption fee in the future if it determines that a financial institution or intermediary that previously did not or was not able to assess the redemption fee on underlying shareholders has developed the policy or capability to assess the fee on some or all of its underlying shareholders, however, Columbia Funds may determine not to impose the redemption fee under certain circumstances. From time to time, as circumstances change, Columbia Funds may modify or eliminate certain exemption categories without advance notice to shareholders.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Class Z shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we reserve the right to cancel your order. We'll return any payment received for orders that have been cancelled.

        - Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We don't issue certificates.

        - Financial institutions and intermediaries are responsible for recording the beneficial ownership of the shares of their clients, and for reporting this ownership on account statements they send to their clients.

SYSTEMATIC INVESTMENT PLAN
You can make regular purchases in the amount of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - You can buy shares any day of the month on a monthly, quarterly or semi-annual basis.

  - Some exceptions apply to employees of Bank of America and its affiliates. For details, please contact your investment professional.


(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - You can sell up to an aggregate of $100,000 of shares by check via the telephone or through the internet in a 30-day period if you qualify for telephone or internet orders.

        - If you paid for your shares by check, we'll hold the sale proceeds when you sell those shares for at least 10 days after the trade date of the purchase.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

        - The International/Global Stock Funds assess, subject to limited exceptions, a 2.00% redemption fee on the proceeds of Fund shares that are redeemed (either by selling shares or exchanging into another
          Fund) within 60 days of their purchase. Please see ABOUT YOUR INVESTMENT -- BUYING, SELLING AND EXCHANGING SHARES -- REDEMPTION FEES for details.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), or your account may be subject to an annual fee of $10. The Transfer Agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty.

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you.

        - under certain other circumstances allowed under the 1940 Act.

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw funds any day of the month on a monthly, quarterly or semi-annual basis.

Here's how the plan works:

  - Your account balance must be at least $5,000 to set up the plan. Certain fee based accounts are not subject to the $5,000 requirement.

  - If you set up the plan after you've opened your account, your signature must be Medallion Guaranteed.

  - We'll send you a check or deposit the money directly in your bank account.

  - You can cancel the plan by giving your selling agent or us 30 days' notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------


(EXCHANGING SHARES EXCHANGING SHARES
  GRAPHIC)

      You can generally sell shares of a Fund to buy shares of another Columbia Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - You can exchange Class Z shares of a Fund for Class Z shares of any other Fund distributed by the Distributor. Some exceptions apply.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - The International/Global Stock Funds assess, subject to certain exceptions, a 2.00% redemption fee on the proceeds of Fund shares that are redeemed (either by selling shares or exchanging into another
          Fund) within 60 days of their purchase. Please see ABOUT YOUR INVESTMENT -- BUYING, SELLING AND EXCHANGING SHARES -- REDEMPTION FEES for details.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

AUTOMATIC EXCHANGE FEATURE
The Automatic Exchange Feature lets you exchange $100 or more of Class Z shares any day of the month. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to the Transfer Agent in writing or call 1.800.345.6611.

  - If you set up your plan to exchange more than $100,000 you must have your signature Medallion Guaranteed.

  - You can choose to have us transfer your money on any day of the month.

  - The rules for making exchanges apply to automatic exchanges.

Financial intermediary payments
(PERCENT GRAPHIC)

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

--------------------------------------------------------------------------------


The Distributor or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor or one of its affiliates. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by the Distributor attributable to that financial intermediary, gross sales of the mutual funds distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the support payments to any one financial intermediary are generally expected to be between 0.02% and 0.10% (between 0.03% and 0.12% in the case of the Columbia Money Market Funds) on an annual basis for payments based on average net assets of the Funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds (other than the Columbia Money Market Funds) attributable to the financial intermediary. The Distributor or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in the Fund.

Payments may also be made to certain financial intermediaries, including other Bank of America affiliates, that provide investor services to retirement plans and other investment programs to compensate financial intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.40% of the total Fund assets in the program on an annual basis. The Board has authorized the Funds to reimburse the Transfer Agent for amounts paid to financial intermediaries that maintain assets in omnibus accounts, subject to an annual cap of 0.11% of net assets maintained in such accounts. The amounts in excess of that reimbursed by a Fund will be borne by the Distributor or its affiliates.

The Distributor or its affiliates may make other payments or allow promotional incentives to financial intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

Amounts paid by the Distributor or its affiliates are paid out of the Distributor's or its affiliates' own revenue and do not increase the amount paid by you or your Fund. You can find further details about the payments made by the Distributor or its affiliates and the services provided by financial intermediaries as well as a list of the financial intermediaries to which the

Distributor or its affiliates has agreed to make marketing support payments in the SAI, which can be obtained at www.columbiafunds.com or by calling
1.800.345.6611. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from the Distributor and its affiliates and any services it provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular Fund or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.

Distributions and taxes

(TAXES GRAPHIC)

--------------------------------------------------------------------------------


REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, the gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain, if any, to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares and is called a distribution.

All of the Funds distribute any net realized capital gain at least once a year. Normally, each Fund will declare and pay distributions of net investment income as indicated in the table below. The Funds may, however, declare and pay distributions of net investment income more frequently.

If a Fund purchases bonds at a price less than a bond's principal amount, the Fund generally will be required to include a portion of the difference or discount in its annual ordinary income, and make distributions to shareholders representing such discount, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. The Fund may be required to sell securities held by the Fund to obtain the cash required to pay such distributions.

                                              FREQUENCY OF           FREQUENCY OF
                                             DECLARATION OF           PAYMENT OF
  FUND                                    INCOME DISTRIBUTIONS   INCOME DISTRIBUTIONS
  COLUMBIA CONVERTIBLE SECURITIES FUND         QUARTERLY              QUARTERLY



  COLUMBIA ASSET ALLOCATION FUND II            QUARTERLY              QUARTERLY



  COLUMBIA LARGE CAP VALUE FUND                QUARTERLY              QUARTERLY



  COLUMBIA MID CAP VALUE FUND                  QUARTERLY              QUARTERLY



  COLUMBIA LARGE CAP CORE FUND                  ANNUALLY               ANNUALLY



  COLUMBIA MARSICO GROWTH FUND                  ANNUALLY               ANNUALLY



  COLUMBIA MARSICO FOCUSED EQUITIES FUND        ANNUALLY               ANNUALLY



  COLUMBIA MARSICO MID CAP GROWTH FUND          ANNUALLY               ANNUALLY



  COLUMBIA MARSICO 21ST CENTURY FUND            ANNUALLY               ANNUALLY



  COLUMBIA SMALL CAP VALUE FUND II              ANNUALLY               ANNUALLY



  COLUMBIA SMALL CAP GROWTH FUND II             ANNUALLY               ANNUALLY



  COLUMBIA GLOBAL VALUE FUND                    ANNUALLY               ANNUALLY



  COLUMBIA INTERNATIONAL VALUE FUND             ANNUALLY               ANNUALLY



  COLUMBIA MULTI-ADVISOR INTERNATIONAL
    EQUITY FUND                                 ANNUALLY               ANNUALLY



  COLUMBIA MARSICO INTERNATIONAL
    OPPORTUNITIES FUND                          ANNUALLY               ANNUALLY



  COLUMBIA LARGE CAP INDEX FUND                 ANNUALLY               ANNUALLY



  COLUMBIA MID CAP INDEX FUND                   ANNUALLY               ANNUALLY



  COLUMBIA SMALL CAP INDEX FUND                 ANNUALLY               ANNUALLY



  COLUMBIA LARGE CAP ENHANCED CORE FUND         ANNUALLY               ANNUALLY



  COLUMBIA SHORT TERM BOND FUND                    DAILY                MONTHLY



  COLUMBIA INTERMEDIATE CORE BOND FUND           MONTHLY                MONTHLY



  COLUMBIA TOTAL RETURN BOND FUND                  DAILY                MONTHLY



  COLUMBIA HIGH INCOME FUND                      MONTHLY                MONTHLY



  COLUMBIA SHORT TERM MUNICIPAL BOND
    FUND                                           DAILY                MONTHLY



  COLUMBIA MUNICIPAL INCOME FUND                   DAILY                MONTHLY




Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily distribution Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Funds) or trade date (all other Funds), and net realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at
1.800.345.6611. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the same Fund.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Fund shares shortly before the Fund makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the realized gain. This distribution is also subject to tax. The Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Fund's ordinary income and net realized short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions that come from net realized long-term capital gain, if any, generally are taxable to you as long-term capital gain.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund's long-term capital gain distributed to individual shareholders, if any, generally will qualify for the reduced rate of tax if attributable to the portion of the Fund's sales and exchanges. Also, if you're an individual Fund shareholder, your distributions attributable to dividends received by the Fund from its direct investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% rate of tax as long as certain holding period requirements are met by you for your Fund shares and the Fund for its investment in stock producing such dividends. Absent further legislation, those reduced rates of tax will expire after December 31, 2010. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and your federal tax status. Foreign, state and local taxes may also apply to distributions.

MUNICIPAL BOND FUNDS

Distributions that come from a Municipal Bond Fund's tax-exempt interest income generally are free from federal income tax, but may be subject to state, local and other taxes. All or a portion of these distributions may also be subject to alternative minimum taxes.

Any distributions that come from taxable income or net realized capital gain are generally subject to tax. Distributions that come from taxable interest income and any net short-term capital gain generally are taxable to you as ordinary income. Distributions of net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Corporate shareholders will not be able to deduct any distributions from these Funds when determining their taxable income.

FOREIGN TAXES

Mutual funds that maintain most of their portfolio in foreign securities -- like the International/Global Stock Funds -- have special tax considerations. If more than half of the Fund's assets consist of foreign securities for a taxable year and the Fund makes a special election for the taxable year, you'll generally be required to:

  - include in your gross income your proportionate amount of foreign income taxes paid by the Fund

  - treat this amount as foreign income taxes paid directly by you

  - either deduct this amount when calculating your income, or subject to certain conditions and limitations, claim this amount as a foreign tax credit against your federal income tax liability

We cannot assure you that a Fund will make this special election for a taxable year, even if it is eligible to.

In general, if you are an individual, each year you can claim up to $300 ($600 if you're filing jointly) of foreign income taxes paid (or deemed paid) by you as a foreign tax credit against your federal income tax liability.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is exempt from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult your tax adviser about your specific tax situation.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied as a credit against your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

Your redemptions (including redemptions paid in securities) and exchanges of Fund shares usually will result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held such Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

Legal matters

On February 9, 2005, the Adviser and Distributor entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, the Adviser and Distributor have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. The Adviser and Distributor are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Columbia Funds Series Trust (formerly known as Nations Funds Trust), its Board of Trustees, Bank of America Corporation and certain of its affiliates, including the Adviser and Distributor (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and other cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Funds Series Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds Series Trust against BAC and others that asserts claims under the federal securities laws and state common law. Columbia Funds Series Trust is a nominal defendant in this action.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of these actions. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Columbia Funds shareholders and/or the Columbia Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for preliminary approval.

Separately, several putative class actions have been filed against Columbia Funds Series Trust, Bank of America Corporation and certain of its affiliates, and others, in various federal courts relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. (George Siepel, et al. v. Bank of America, Columbia Funds Series Trust, et al., instituted December 28, 2005, U.S. District Court, E.D. Mo.; Luleff v. Bank of America, Columbia Funds Series Trust, William Carmichael, et al., instituted February 22, 2006, U.S. District Court, S.D. NY.) The suits allege various claims including state law claims for breach of fiduciary duty, breach of contract, unjust enrichment and violations of federal securities laws and seek damages and other remedies.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights tables are designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information, except as noted below, has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the Funds' financial statements, is included in the Funds' annual report. The independent registered public accounting firm's report and the Funds' financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

COLUMBIA CONVERTIBLE SECURITIES FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $17.35               $17.32               $13.77               $16.03
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.46                 0.48                 0.51                 0.51
  Net realized and unrealized gain/(loss)
    on investments                               1.31                 0.24                 3.52                (2.27)
  Net increase/(decrease) in net asset
    value from operations                        1.77                 0.72                 4.03                (1.76)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.46)               (0.54)               (0.48)               (0.50)
  Distributions from net realized gains         (1.07)               (0.15)                 --                   --
  Total dividends and distributions             (1.53)               (0.69)               (0.48)               (0.50)
  Net asset value, end of year                  $17.59               $17.35               $17.32               $13.77
  TOTAL RETURN++                                10.81%                4.18%               29.54%              (11.01)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $775,758             $924,893             $962,284             $523,271
  Ratio of operating expenses to average
    net assets(c)(d)                             0.84%                0.91%              0.94%(e)               0.97%
  Ratio of net investment income/(loss)
    to average net assets                        2.64%                2.75%                3.19%                3.59%
  Portfolio turnover rate                         40%                  37%                  91%                  57%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(c)                  0.90%(a)             0.91%(b)             0.97%(f)               0.97%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $16.05
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.59
  Net realized and unrealized gain/(loss)
    on investments                                 --
  Net increase/(decrease) in net asset
    value from operations                         0.59
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.56)
  Distributions from net realized gains          (0.05)
  Total dividends and distributions              (0.61)
  Net asset value, end of year                   $16.03
  TOTAL RETURN++                                  3.74%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $236,202
  Ratio of operating expenses to average
    net assets(c)(d)                              1.00%
  Ratio of net investment income/(loss)
    to average net assets                         3.78%
  Portfolio turnover rate                          50%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(c)                     1.00%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.84% for Class Z shares.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.91% for Class Z shares.
(c) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(d) The effect of interest expense on the operating expense ratio was less than 0.01%.
(e) The reimbursement from the Fund's investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(f) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.95% for Class Z shares.

COLUMBIA ASSET ALLOCATION FUND II

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $20.81               $20.18               $16.42               $19.93
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.37                0.36(b)               0.29                 0.32
  Net realized and unrealized gain/(loss)
    on investments                               1.36                0.64(c)               3.81                (3.49)
  Net increase/(decrease) in net asset
    value from operations                        1.73                 1.00                 4.10                (3.17)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.37)               (0.37)               (0.34)               (0.34)
  Distributions from net realized gains           --                   --                   --                   --
  Total dividends and distributions             (0.37)               (0.37)               (0.34)               (0.34)
  Net asset value, end of year                  $22.17               $20.81               $20.18               $16.42
  TOTAL RETURN++                                 8.35%              5.01%(d)              25.07%              (15.96)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $25,236              $26,425              $25,750              $35,514
  Ratio of operating expenses to average
    net assets                                 0.88%(e)             1.00%(e)             1.04%(e)             1.04%(e)
  Ratio of net investment income/(loss)
    to average net assets(a)                     1.72%                1.75%                1.58%                1.83%
  Portfolio turnover rate                        102%                 136%                 189%                 315%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.92%                1.07%                1.07%                1.04%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $20.32
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.44
  Net realized and unrealized gain/(loss)
    on investments                               (0.39)
  Net increase/(decrease) in net asset
    value from operations                         0.05
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.41)
  Distributions from net realized gains          (0.03)
  Total dividends and distributions              (0.44)
  Net asset value, end of year                   $19.93
  TOTAL RETURN++                                  0.26%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $40,287
  Ratio of operating expenses to average
    net assets                                    1.03%
  Ratio of net investment income/(loss)
    to average net assets(a)                      2.10%
  Portfolio turnover rate                         226%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     1.03%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) Net dividend income per share reflects a special dividend. The effect of this dividend amounted to $0.03 per share.
(c) The effect of the Fund's investment adviser's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain/(loss) on investments (per share). The effect of this reimbursement for one year ended March 31, 2005 was to increase net realized and unrealized gain/(loss) on investments by $0.01 for Class Z shares.
(d) Without the effect of the Fund's investment adviser's reimbursement for the Fund exceeding certain investment restrictions total return would have been 4.94% for Class Z shares.
(e) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA LARGE CAP VALUE FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $13.12               $11.85                $8.48               $11.96
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.22                 0.20                 0.16                 0.14
  Net realized and unrealized gain/(loss)
    on investments                               1.63                 1.27                 3.36                (3.31)
  Net increase/(decrease) in net asset
    value from operations                        1.85                 1.47                 3.52                (3.17)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.19)               (0.20)               (0.15)               (0.13)
  Distributions from net realized gains         (0.17)                 --                   --                 (0.18)
  Total dividends and distributions             (0.36)               (0.20)               (0.15)               (0.31)
  Net asset value, end of year                  $14.61               $13.12               $11.85                $8.48
  TOTAL RETURN++                                14.33%               12.51%               41.63%              (26.95)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $2,009,115           $1,376,691           $1,101,872            $451,815
  Ratio of operating expenses to average
    net assets(a)                                0.71%                0.77%             0.89%(b)(c)             0.97%
  Ratio of investment income/(loss) to
    average net assets                           1.60%                1.66%                1.49%                1.43%
  Portfolio turnover rate                         59%                  52%                  69%                  75%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  0.80%(d)             0.96%(e)             0.96%(f)               0.97%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $12.39
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.12
  Net realized and unrealized gain/(loss)
    on investments                                0.58
  Net increase/(decrease) in net asset
    value from operations                         0.70
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.10)
  Distributions from net realized gains          (1.03)
  Total dividends and distributions              (1.13)
  Net asset value, end of year                   $11.96
  TOTAL RETURN++                                  5.64%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $513,206
  Ratio of operating expenses to average
    net assets(a)                               0.95%(b)
  Ratio of investment income/(loss) to
    average net assets                            1.02%
  Portfolio turnover rate                         135%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.95%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The reimbursement from the Fund's investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.74% for Class Z shares.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.87% for Class Z shares.
(f) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.93% for Class Z shares.

COLUMBIA MID CAP VALUE FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              YEAR ENDED          YEAR ENDED          YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/06            03/31/05            03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $14.04              $12.79               $8.72               $11.32
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.13                0.16                0.12                 0.10
  Net realized and unrealized gain/(loss)
    on investments                               2.49               2.23(b)              4.07                (2.61)
  Net increase/(decrease) in net asset
    value from operations                        2.62                2.39                4.19                (2.51)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.11)              (0.15)              (0.12)               (0.07)
  Distributions from net realized gains         (1.52)              (1.00)                --                 (0.02)
  Total dividends and distributions             (1.63)              (1.15)              (0.12)               (0.09)
  Increase due to capital contributions           --                 $0.01                --                   --
  Net asset value, end of period                $15.03              $14.04              $12.79                $8.72
  TOTAL RETURN++                                20.49%             20.16%(c)            48.18%              (22.27)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)        $1,415,664           $591,318            $492,327             $294,087
  Ratio of operating expenses to average
    net assets(a)                                0.84%             0.95%(d)              1.03%                1.16%
  Ratio of net investment income/(loss)
    to average net assets                        0.94%               1.24%               1.04%                1.11%
  Portfolio turnover rate                         41%                 61%                 79%                  98%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.84%               0.95%               1.03%                1.16%

                                              PERIOD ENDED
  CLASS Z SHARES                                03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.06
  Net realized and unrealized gain/(loss)
    on investments                                1.30
  Net increase/(decrease) in net asset
    value from operations                         1.36
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.04)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.04)
  Increase due to capital contributions            --
  Net asset value, end of period                 $11.32
  TOTAL RETURN++                                 13.63%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $98,888
  Ratio of operating expenses to average
    net assets(a)                                1.25%+
  Ratio of net investment income/(loss)
    to average net assets                        0.64%+
  Portfolio turnover rate                          19%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    2.03%+

* Columbia Mid Cap Value Fund Class Z shares commenced operations on November 20, 2001.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the Fund's investment adviser's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain/(loss) on investments (per share). The effect of this reimbursement for the year ended March 31, 2005 was to increase net realized and unrealized gain/(loss) on investments by $0.01 for Class Z shares.
(c) Without the effect of the investment adviser's reimbursement for the Fund exceeding certain investment restrictions total return would have been 20.07% for Class Z shares.
(d) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA LARGE CAP CORE FUND**

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
  CLASS Z SHARES                               03/31/06            03/31/05            03/31/04            03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $12.03              $11.58              $8.78               $12.35
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.14                0.13                0.05                0.07
  Net realized and unrealized gain/(loss)
    on investments                               1.36              0.45(a)               2.81               (3.59)
  Net increase/(decrease) in net asset
    value from operations                        1.50                0.58                2.86               (3.52)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.14)              (0.13)              (0.06)              (0.05)
  Distributions from net realized gains           --                  --                  --                  --
  Total dividends and distributions             (0.14)              (0.13)              (0.06)              (0.05)
  Net asset value, end of year                  $13.39              $12.03              $11.58              $8.78
  TOTAL RETURN++                                12.50%             4.98%(b)             32.58%             (28.55)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $1,347,623          $1,187,622          $1,517,644          $1,393,260
  Ratio of operating expenses to average
    net assets                                  0.78%            0.87%(g)(f)           0.93%(g)             0.94%
  Ratio of net investment income/(loss)
    to average net assets                       1.11%               1.14%               0.52%               0.69%
  Portfolio turnover rate                         --                  --                  --                15%##
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.84%(c)            0.90%(d)            0.96%(h)             0.94%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $12.47
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.02
  Net realized and unrealized gain/(loss)
    on investments                               (0.12)
  Net increase/(decrease) in net asset
    value from operations                        (0.10)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.02)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.02)
  Net asset value, end of year                   $12.35
  TOTAL RETURN++                                (0.83)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $1,230,030
  Ratio of operating expenses to average
    net assets                                  0.94%(e)
  Ratio of net investment income/(loss)
    to average net assets                        0.20%
  Portfolio turnover rate                         71%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      0.94%(e)

** The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Large Cap Core Master Portfolio.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents results prior to conversion to a master-feeder structure on May 13, 2002.
(a) The effect of the Fund's investment adviser's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement for the year ended March 31, 2005 was less than $0.01 for Class Z shares.
(b) Without the effect of the Fund's investment adviser's reimbursement for the Fund exceeding certain investment restrictions total return would have been 4.97% for Class Z shares.
(c) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.78% for Class Z shares.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.88% for Class Z shares.
(e) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(f) The effect of interest expense on the operating expense ratio was less than 0.01%.
(g) The reimbursement from the Fund's investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01% for the year ended March 31, 2004 and for the year ended March 31, 2005.
(h) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.93% for Class Z shares.

COLUMBIA MARSICO GROWTH FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $17.25               $15.96               $11.95               $14.79
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.02                 0.01                (0.02)               (0.05)
  Net realized and unrealized gain/(loss)
    on investments                               2.55                 1.28                 4.03                (2.79)
  Net increase/(decrease) in net asset
    value from operations                        2.57                 1.29                 4.01                (2.84)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains           --                   --                   --                   --
  Net asset value, end of year                  $19.82               $17.25               $15.96               $11.95
  TOTAL RETURN++                                14.90%                8.08%               33.56%              (19.20)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $1,446,667            $774,996             $371,942             $106,436
  Ratio of operating expenses to average
    net assets                                   0.96%                1.05%                1.12%                1.17%
  Ratio of investment income/(loss) to
    average assets                               0.11%                0.04%               (0.17)%              (0.37)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.02%(a)             1.08%(b)             1.14%(c)               1.17%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $14.91
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  (0.06)
  Net realized and unrealized gain/(loss)
    on investments                               (0.06)
  Net increase/(decrease) in net asset
    value from operations                        (0.12)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains            --
  Net asset value, end of year                   $14.79
  TOTAL RETURN++                                 (0.80)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $58,752
  Ratio of operating expenses to average
    net assets                                    1.14%
  Ratio of investment income/(loss) to
    average assets                               (0.39)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.14%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Growth Master Portfolio.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.96% for Class Z shares.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.05% for Class Z shares.
(c) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.12% for Class Z shares.

COLUMBIA MARSICO FOCUSED EQUITIES
FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $17.92               $16.98               $12.81               $15.87
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  --(a)               (0.02)               (0.04)               (0.05)
  Net realized and unrealized gain/(loss)
    on investments                               3.53                 0.96                 4.21                (3.01)
  Net increase/(decrease) in net asset
    value from operations                        3.53                 0.94                 4.17                (3.06)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains           --                   --                   --                   --
  Net asset value, end of year                  $21.45               $17.92               $16.98               $12.81
  TOTAL RETURN++                                19.70%                5.54%               32.55%              (19.28)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $1,022,812            $751,124             $701,306             $384,706
  Ratio of operating expenses to average
    net assets                                   0.97%                1.05%                1.09%                1.12%
  Ratio of net investment income/(loss)
    to average net assets                       (0.01)%              (0.12)%              (0.24)%              (0.35)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.05%(b)             1.08%(c)             1.12%(d)               1.12%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $15.37
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  (0.05)
  Net realized and unrealized gain/(loss)
    on investments                                0.55
  Net increase/(decrease) in net asset
    value from operations                         0.50
  LESS DISTRIBUTIONS:
  Distributions from net realized gains          (0.08)
  Net asset value, end of year                   $15.87
  TOTAL RETURN++                                  3.25%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $346,435
  Ratio of operating expenses to average
    net assets                                    1.11%
  Ratio of net investment income/(loss)
    to average net assets                        (0.33)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.11%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Focused Equities Master Portfolio.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) Amount represents less than $0.01 per share.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net asset without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.99% for Class Z shares.
(c) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.05% for Class Z shares.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.09% for Class Z shares.

COLUMBIA MARSICO MID CAP GROWTH
FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $12.33               $11.74                $8.66               $13.21
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                 (0.01)               (0.05)               (0.05)               (0.04)
  Net realized and unrealized gain/(loss)
    on investments                               3.38                0.64(b)               3.13                (4.51)
  Net increase/(decrease) in net asset
    value from operations                        3.37                 0.59                 3.08                (4.55)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains           --                   --                   --                   --
  Net asset value, end of year                  $15.70               $12.33               $11.74                $8.66
  TOTAL RETURN++                                27.33%              5.03%(c)              35.57%              (34.44)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $562,542             $424,465             $461,304             $402,987
  Ratio of operating expenses to average
    net assets(a)                                0.95%              0.97%(d)             0.96%(d)             0.97%(d)
  Ratio of net investment income/(loss)
    to average net assets                       (0.07)%              (0.42)%              (0.46)%              (0.45)%
  Portfolio turnover rate                        146%                 148%                  65%                  58%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.95%                0.98%                0.96%                0.97%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $14.63
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  (0.05)
  Net realized and unrealized gain/(loss)
    on investments                               (1.37)
  Net increase/(decrease) in net asset
    value from operations                        (1.42)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains            --
  Net asset value, end of year                   $13.21
  TOTAL RETURN++                                 (9.71)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $547,514
  Ratio of operating expenses to average
    net assets(a)                               0.97%(d)
  Ratio of net investment income/(loss)
    to average net assets                        (0.39)%
  Portfolio turnover rate                          39%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.97%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the Fund's investment adviser's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain/(loss) on investments (per share). The effect of this reimbursement for the year ended March 31, 2005 was to increase net realized/unrealized gain/(loss) on investments by $0.02 for Class Z shares.
(c) Without the effect of the Fund's investment adviser's reimbursement for the Fund exceeding certain investment restrictions total return would have been 4.81% for Class Z shares.
(d) The effect of interest expense on the operating expense ratio was less than 0.01%.
(e) The reimbursement from the Fund's investment adviser is included in the ratio of operating expenses to average net assets (with waivers).

COLUMBIA MARSICO 21ST CENTURY
FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
  CLASS Z SHARES                               03/31/06            03/31/05            03/31/04            03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.75              $9.80               $6.24               $7.10
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                 --(d)               (0.03)              (0.03)              (0.05)
  Net realized and unrealized gain/(loss)
    on investments                               3.04                0.98                3.59               (0.81)
  Net increase/(decrease) in net asset
    value from operations                        3.04                0.95                3.56               (0.86)
  Distributions from net investment
    income                                      (0.03)                --                  --                  --
  Net asset value, end of year                  $13.76              $10.75              $9.80               $6.24
  TOTAL RETURN++                                28.33%              9.69%               57.05%             (12.11)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $274,594            $114,896            $37,027              $3,543
  Ratio of operating expenses to average
    net assets                                  1.06%              1.15%(b)            1.24%(b)            1.45%(b)
  Ratio of net investment income/(loss)
    to average net assets(a)                    0.04%              (0.25)%            (0.34)%(c)           (0.81)%
  Portfolio turnover rate                        141%                130%                204%                308%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                   1.07%               1.15%               1.24%               1.46%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $6.99
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  (0.05)
  Net realized and unrealized gain/(loss)
    on investments                                0.16
  Net increase/(decrease) in net asset
    value from operations                         0.11
  Distributions from net investment
    income                                         --
  Net asset value, end of year                   $7.10
  TOTAL RETURN++                                 1.57%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $3,356
  Ratio of operating expenses to average
    net assets                                   1.37%
  Ratio of net investment income/(loss)
    to average net assets(a)                    (0.72)%
  Portfolio turnover rate                         419%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    1.37%

* Columbia Marsico 21st Century Fund Class Z shares commenced operations on April 10, 2000.
+ Annualized.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) Reflects overall Fund ratios for investment income.
(d) Amount represents less than $0.01 per share.

COLUMBIA SMALL CAP VALUE FUND II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                 YEAR ENDED                YEAR ENDED                YEAR ENDED
  CLASS Z SHARES                                  03/31/06                  03/31/05                  03/31/04
  OPERATING PERFORMANCE:
  Net asset value, beginning of period             $12.60                    $12.30                    $7.73
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                     0.07                     (0.01)                     0.02
  Net realized and unrealized gain/(loss)
    on investments                                  3.00                      1.48                      4.67
  Net increase/(decrease) in net asset
    value from operations                           3.07                      1.47                      4.69
  LESS DISTRIBUTIONS:
  Dividends from net investment income             (0.06)                     --++                     (0.03)
  Distributions from net realized gains            (1.40)                    (1.17)                    (0.09)
  Total dividends and distributions                (1.46)                    (1.17)                    (0.12)
  Net asset value, end of period                   $14.21                    $12.60                    $12.30
  TOTAL RETURN+++                                  26.43%                    13.72%                    60.96%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $238,856                  $197,829                  $151,556
  Ratio of operating expenses to average
    net assets(a)                                  0.98%                    1.22%(b)                   1.30%
  Ratio of net investment income/(loss)
    to average net assets                          0.56%                    (0.05)%                    0.15%
  Portfolio turnover rate                           80%                       61%                       111%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                      0.98%                     1.24%                     1.35%

                                                 PERIOD ENDED
  CLASS Z SHARES                                  03/31/03*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period              $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                      0.03
  Net realized and unrealized gain/(loss)
    on investments                                  (2.28)
  Net increase/(decrease) in net asset
    value from operations                           (2.25)
  LESS DISTRIBUTIONS:
  Dividends from net investment income              (0.02)
  Distributions from net realized gains               --
  Total dividends and distributions                 (0.02)
  Net asset value, end of period                    $7.73
  TOTAL RETURN+++                                  (22.50)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)             $70,168
  Ratio of operating expenses to average
    net assets(a)                                   1.30%+
  Ratio of net investment income/(loss)
    to average net assets                           0.45%+
  Portfolio turnover rate                            89%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                       1.57%+

* Columbia Small Cap Value Fund II Class Z shares commenced operations on May 1, 2002.
+ Annualized.
++ Amount represents less than $0.01 per share.
+++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA SMALL CAP GROWTH FUND II*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $15.40               $15.35               $10.14               $15.07
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                 (0.10)               (0.11)               (0.10)               (0.07)
  Net realized and unrealized gain/(loss)
    on investments                               4.64                 0.16                 5.31                (4.86)
  Net increase/(decrease) in net asset
    value from operations                        4.54                 0.05                 5.21                (4.93)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains         (1.88)                 --                   --                   --
  Net asset value, end of year                  $18.06               $15.40               $15.35               $10.14
  TOTAL RETURN++                                31.26%                0.33%               51.38%              (32.71)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $308,930             $360,975             $509,419             $410,198
  Ratio of operating expenses to average
    net assets                                   0.99%                1.07%             1.13%(a)(e)           1.15%(a)
  Ratio of net investment income/(loss)
    to average net assets                       (0.59)%              (0.73)%              (0.75)%              (0.61)%
  Portfolio turnover rate                         --%                  --%                 40%##                 44%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.06%(b)             1.15%(c)             1.25%(f)               1.23%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $13.69
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  (0.07)
  Net realized and unrealized gain/(loss)
    on investments                                1.45
  Net increase/(decrease) in net asset
    value from operations                         1.38
  LESS DISTRIBUTIONS:
  Distributions from net realized gains            --
  Net asset value, end of year                   $15.07
  TOTAL RETURN++                                 10.08%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $572,820
  Ratio of operating expenses to average
    net assets                                  1.15%(a)
  Ratio of net investment income/(loss)
    to average net assets                        (0.48)%
  Portfolio turnover rate                          35%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.21%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Small Cap Growth Master Portfolio.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents results prior to conversion to a master-feeder structure on November 1, 2003.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ration of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.00% for Class Z shares.
(c) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.12% for Class Z shares.
(e) The reimbursement from the Fund's investment adviser is included in the ratio of operating expenses to average net assets (with waivers). Absent this reimbursement, the ratio of operating expenses to average net assets would have been 1.15% for Class Z shares.
(f) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.22% for Class Z shares.

COLUMBIA GLOBAL VALUE FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $12.04               $12.10                $7.21               $10.50
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.20                 0.14                 0.07                 0.07
  Net realized and unrealized gain/(loss)
    on investments                               1.77                 0.85                 4.99                (3.16)
  Net increase/(decrease) in net asset
    value from operations                        1.97                 0.99                 5.06                (3.09)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.20)               (0.14)               (0.06)               (0.04)
  Distributions from net realized gains         (1.09)               (0.91)               (0.11)               (0.16)
  Total dividends and distributions             (1.29)               (1.05)               (0.17)               (0.20)
  Net increase in net asset value from
    redemption fees                              --(a)                --(a)                --(a)                 --
  Net asset value, end of period                $12.72               $12.04               $12.10                $7.21
  TOTAL RETURN++                                17.34%                8.84%               70.38%              (29.77)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $117,072             $134,337             $144,242              $57,373
  Ratio of operating expenses to average
    net assets                                1.20%(b)(c)           1.27%(c)             1.30%(c)               1.40%
  Ratio of net investment income/(loss)
    to average net assets                        1.60%                1.19%                0.69%                0.87%
  Portfolio turnover rate                         16%                  18%                  28%                  15%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.20%(c)             1.27%(e)             1.30%(e)               1.40%

                                              PERIOD ENDED
  CLASS Z SHARES                                03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.06
  Net realized and unrealized gain/(loss)
    on investments                                0.47
  Net increase/(decrease) in net asset
    value from operations                         0.53
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.01)
  Distributions from net realized gains          (0.02)
  Total dividends and distributions              (0.03)
  Net increase in net asset value from
    redemption fees                                --
  Net asset value, end of period                 $10.50
  TOTAL RETURN++                                  5.24%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $49,246
  Ratio of operating expenses to average
    net assets                                 1.40%(c)(b)
  Ratio of net investment income/(loss)
    to average net assets                         0.66%
  Portfolio turnover rate                          19%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      1.63%(e)

* Columbia Global Value Fund Class Z shares commenced operations on April 16, 2001.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) Amount represents less than $0.01 per share.
(b) Annualized.
(c) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(d) The effect of interest expense on the operating expense ratio was less than 0.01%.
(e) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

COLUMBIA INTERNATIONAL VALUE FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $22.42               $20.71               $11.65               $16.67
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.38                 0.29                 0.19                 0.16
  Net realized and unrealized gain/(loss)
    on investments                               4.75                 2.51                 9.07                (4.92)
  Net increase/(decrease) in net asset
    value from operations                        5.13                 2.80                 9.26                (4.76)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.40)               (0.30)               (0.20)               (0.17)
  Distributions from net realized gains         (2.06)               (0.79)                 --                 (0.09)
  Total dividends and distributions             (2.46)               (1.09)               (0.20)               (0.26)
  Net increase in net asset value from
    redemption fees                              --**                 --**                 --**                  --
  Net asset value, end of year                  $25.09               $22.42               $20.71               $11.65
  TOTAL RETURN++                                24.66%               13.63%               79.67%              (28.81)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $2,585,390           $2,577,677           $2,488,701           $1,614,750
  Ratio of operating expenses to average
    net assets                                 1.02%(a)               1.08%                1.11%                1.17%
  Ratio of net investment income/(loss)
    to average net assets                        1.69%                1.35%                1.14%                1.16%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.08%(b)             1.15%(c)             1.20%(d)               1.23%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $17.30
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.22
  Net realized and unrealized gain/(loss)
    on investments                               (0.29)
  Net increase/(decrease) in net asset
    value from operations                        (0.07)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.20)
  Distributions from net realized gains          (0.36)
  Total dividends and distributions              (0.56)
  Net increase in net asset value from
    redemption fees                                --
  Net asset value, end of year                   $16.67
  TOTAL RETURN++                                 (0.18)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $2,059,558
  Ratio of operating expenses to average
    net assets                                    1.19%
  Ratio of net investment income/(loss)
    to average net assets                         1.36%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.23%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia International Value Master Portfolio.
** Amount represents less than $0.01 per share.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.02% for Class Z shares.
(c) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.12% for Class Z shares.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.17% for Class Z shares.

COLUMBIA MULTI-ADVISOR
INTERNATIONAL EQUITY FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/06             03/31/05             03/31/04             03/31/03*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $13.44               $12.13                $8.01               $10.49
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.24                 0.16                 0.13                 0.10
  Net realized and unrealized gain/(loss)
    on investments                               3.25                 1.19                 4.11                (2.53)
  Net increase/(decrease) in net asset
    value from operations                        3.49                 1.35                 4.24                (2.43)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.30)               (0.04)               (0.12)               (0.05)
  Distributions from net realized gains         (0.05)                 --                   --                   --
  Total dividends and distributions             (0.35)               (0.04)               (0.12)               (0.05)
  Net increase in net asset value from
    redemption fees                              --**                 --**                 --**                 --**
  Net asset value, end of year                  $16.58               $13.44               $12.13                $8.01
  TOTAL RETURN++                                26.24%               11.10%               53.06%              (23.19)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $1,841,838           $1,199,712            $917,391             $556,619
  Ratio of operating expenses to average
    net assets                                 0.89%(d)            1.01%(a)(c)        1.12%(a)(b)(c)            1.18%
  Ratio of net investment income/(loss)
    to average net assets                        1.68%                1.26%                0.99%                1.10%
  Portfolio turnover rate                         74%                 153%                  86%                100%+++
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                    0.97%(d)(e)          1.13%(a)(f)          1.15%(a)(g)             1.18%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $11.12
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.09
  Net realized and unrealized gain/(loss)
    on investments                               (0.72)
  Net increase/(decrease) in net asset
    value from operations                        (0.63)
  LESS DISTRIBUTIONS:
  Dividends from net investment income            --**
  Distributions from net realized gains            --
  Total dividends and distributions               --**
  Net increase in net asset value from
    redemption fees                                --
  Net asset value, end of year                   $10.49
  TOTAL RETURN++                                 (5.65)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $474,738
  Ratio of operating expenses to average
    net assets                                    1.16%
  Ratio of net investment income/(loss)
    to average net assets                         0.88%
  Portfolio turnover rate                        85%+++
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.16%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Multi-Advisor International Equity Master Portfolio.
** Amount represents less than $0.01 per share.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
+++ Rate represents Columbia Multi-Advisor International Equity Master
Portfolio.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The reimbursement from the Fund's investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.
(d) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.89% for Class Z shares.
(f) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.10% for Class Z shares.
(g) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.13% for Class Z shares.

COLUMBIA MARSICO INTERNATIONAL
OPPORTUNITIES FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
  CLASS Z SHARES                               03/31/06            03/31/05            03/31/04            03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.53              $11.15               $6.98               $8.36
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.13                0.08                0.02                0.04
  Net realized and unrealized gain/(loss)
    on investments                               3.77                0.52                4.24               (1.42)
  Net increase/(decrease) in net asset
    value from operations                        3.90                0.60                4.26               (1.38)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.13)              (0.06)              (0.01)                --
  Distributions from net realized gains         (0.47)              (0.16)              (0.08)                --
  Total dividends and distributions             (0.60)              (0.22)              (0.09)                --
  Net increase in net asset value from
    redemption fees                               --*                --**                --**                 --
  Net asset value, end of year                  $14.83              $11.53              $11.15               $6.98
  TOTAL RETURN++                                35.53%               5.55%              61.25%             (16.51)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $1,744,737           $991,889            $509,262             $95,093
  Ratio of operating expenses to average
    net assets(a)                              1.09%(b)              1.12%               1.17%               1.48%
  Ratio of net investment income/(loss)
    to average net assets                        1.08%               0.72%               0.21%               0.58%
  Portfolio turnover rate                        118%                165%                121%                193%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    1.09%               1.12%               1.17%               1.80%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $8.03
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  (0.01)
  Net realized and unrealized gain/(loss)
    on investments                                0.34
  Net increase/(decrease) in net asset
    value from operations                         0.33
  LESS DISTRIBUTIONS:
  Dividends from net investment income             --
  Distributions from net realized gains            --
  Total dividends and distributions                --
  Net increase in net asset value from
    redemption fees                                --
  Net asset value, end of year                    $8.36
  TOTAL RETURN++                                  4.11%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $2,700
  Ratio of operating expenses to average
    net assets(a)                               1.42%(b)
  Ratio of net investment income/(loss)
    to average net assets                        (0.08)%
  Portfolio turnover rate                         307%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     4.02%

* Columbia Marsico International Opportunities Fund Class Z shares commenced operations on August 1, 2000.
** Amount represents less than $0.01 per share.
+ Annualized.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA LARGE CAP INDEX FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $22.82               $21.79               $16.37               $22.09
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.42                0.43(b)               0.30                 0.25
  Net realized and unrealized gain/(loss)
    on investments                               2.22                 1.01                 5.39                (5.77)
  Net increase/(decrease) in net asset
    value from operations                        2.64                 1.44                 5.69                (5.52)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.31)               (0.41)               (0.27)               (0.20)
  Distributions from net realized gains           --                   --                   --                   --
  Total dividends and distributions             (0.31)               (0.41)               (0.27)               (0.20)
  Net asset value, end of year                  $25.15               $22.82               $21.79               $16.37
  TOTAL RETURN++                                11.59%                6.57%               34.82%              (25.05)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $2,367,063           $1,486,203           $1,245,378            $918,184
  Ratio of operating expenses to average
    net assets(a)                                0.14%                0.14%              0.26%(d)             0.35%(c)
  Ratio of net investment income/(loss)
    to average net assets                        1.78%                1.92%                1.48%                1.39%
  Portfolio turnover rate                         12%                  4%                   1%                   6%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  0.28%(f)             0.28%(g)             0.50%(h)               0.69%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $22.35
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.24
  Net realized and unrealized gain/(loss)
    on investments                               (0.27)
  Net increase/(decrease) in net asset
    value from operations                        (0.03)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.23)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.23)
  Net asset value, end of year                   $22.09
  TOTAL RETURN++                                 (0.09)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $1,283,450
  Ratio of operating expenses to average
    net assets(a)                               0.35%(c)
  Ratio of net investment income/(loss)
    to average net assets                         1.05%
  Portfolio turnover rate                          7%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.68%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) Net investment income per share reflects a special dividend which amounted to $0.07 per share.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.
(d) The reimbursement from the Fund's investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(e) The effect of interest expense on the operating expense ratio was less than 0.01%.
(f) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.22% for Class Z shares.
(g) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.25% for Class Z shares.
(h) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.47% for Class Z shares.

COLUMBIA MID CAP INDEX FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
  CLASS Z SHARES                               03/31/06            03/31/05            03/31/04            03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.94              $10.27               $6.96               $9.31
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.14                0.13                0.09                0.06
  Net realized and unrealized gain/(loss)
    on investments                               2.17                0.91                3.29               (2.25)
  Net increase/(decrease) in net asset
    value from operations                        2.31                1.04                3.38               (2.19)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.15)              (0.10)              (0.07)              (0.04)
  Distributions from net realized gains         (0.58)              (0.27)               --##               (0.12)
  Total dividends and distributions             (0.73)              (0.37)              (0.07)              (0.16)
  Net asset value, end of year                  $12.52              $10.94              $10.27               $6.96
  TOTAL RETURN++                                21.71%              10.32%              48.67%             (23.77)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $1,996,247          $1,601,005          $1,461,843           $860,997
  Ratio of operating expenses to average
    net assets                                0.14%(a)(b)          0.14%(b)         0.25%(a)(b)(c)         0.35%(a)
  Ratio of operating expenses including
    interest expense to average net
    assets                                    0.14%(a)(b)          0.14%(b)         0.25%(a)(b)(c)         0.35%(a)
  Ratio of net investment income/(loss)
    to average net assets                        1.25%               1.21%               0.95%               0.84%
  Portfolio turnover rate                         24%                 18%                 9%                  15%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                    0.29%(a)(f)          0.28%(d)           0.50%(e)(a)          0.70%(a)

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $8.39
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.07
  Net realized and unrealized gain/(loss)
    on investments                                1.46
  Net increase/(decrease) in net asset
    value from operations                         1.53
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.06)
  Distributions from net realized gains          (0.55)
  Total dividends and distributions              (0.61)
  Net asset value, end of year                    $9.31
  TOTAL RETURN++                                 18.29%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $679,205
  Ratio of operating expenses to average
    net assets                                  0.35%(a)
  Ratio of operating expenses including
    interest expense to average net
    assets                                      0.35%(a)
  Ratio of net investment income/(loss)
    to average net assets                         0.82%
  Portfolio turnover rate                          16%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      0.72%(a)

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The reimbursement from the Fund's investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.23% for Class Z shares.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.47% for Class Z shares.
(f) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.23% for Class Z shares.

COLUMBIA SMALL CAP INDEX FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $19.24               $17.95               $11.59               $15.63
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.18                 0.16                 0.09                 0.07
  Net realized and unrealized gain/(loss)
    on investments                               4.35                 2.04                 6.40                (4.00)
  Net increase/(decrease) in net asset
    value from operations                        4.53                 2.20                 6.49                (3.93)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.14)               (0.14)               (0.08)               (0.05)
  Distributions from net realized gains         (0.28)               (0.77)               (0.05)               (0.06)
  Total dividends and distributions             (0.42)               (0.91)               (0.13)               (0.11)
  Net asset value, end of year                  $23.35               $19.24               $17.95               $11.59
  TOTAL RETURN++                                23.80%               12.84%               56.11%              (25.26)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $1,606,958           $1,072,113            $914,267             $517,680
  Ratio of operating expenses to average
    net assets(a)                              0.21%(b)               0.21%              0.31%(c)               0.40%
  Ratio of operating expenses including
    interest expense to average net
    assets(a)                                  0.21%(b)             0.21%(e)            0.31%(c)(e)             0.40%
  Ratio of net investment income/(loss)
    to average net assets                        0.87%                0.89%                0.57%                0.51%
  Portfolio turnover rate                         20%                  16%                  16%                  26%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  0.28%(f)             0.32%(e)             0.53%(d)               0.76%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $13.24
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.06
  Net realized and unrealized gain/(loss)
    on investments                                2.73
  Net increase/(decrease) in net asset
    value from operations                         2.79
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.07)
  Distributions from net realized gains          (0.33)
  Total dividends and distributions              (0.40)
  Net asset value, end of year                   $15.63
  TOTAL RETURN++                                 21.30%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $499,084
  Ratio of operating expenses to average
    net assets(a)                                 0.40%
  Ratio of operating expenses including
    interest expense to average net
    assets(a)                                     0.40%
  Ratio of net investment income/(loss)
    to average net assets                         0.46%
  Portfolio turnover rate                          18%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.76%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The reimbursement from the Fund's investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.51% for Class Z shares.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.25% for Class Z shares.
(f) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.22% for Class Z shares.

COLUMBIA LARGE CAP ENHANCED CORE
FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $13.45               $13.59               $10.00               $14.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.20                0.20(b)               0.15                 0.14
  Net realized and unrealized gain/(loss)
    on investments                               1.44                 0.67                 3.59                (3.53)
  Net increase/(decrease) in net asset
    value from operations                        1.64                 0.87                 3.74                (3.39)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.19)               (0.24)               (0.15)               (0.07)
  Distributions from net realized gains         (0.72)               (0.77)                 --                 (0.54)
  Total dividends and distributions             (0.91)               (1.01)               (0.15)               (0.61)
  Net asset value, end of year                  $14.18               $13.45               $13.59               $10.00
  TOTAL RETURN++                                12.66%                6.90%               37.41%              (25.03)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $495,099             $325,008             $246,181             $191,535
  Ratio of operating expenses to average
    net assets(a)                                0.50%                0.50%             0.50%(c)(d)           0.50%(c)
  Ratio of net investment income/(loss)
    to average net assets                        1.49%                1.52%                1.23%                1.26%
  Portfolio turnover rate                        269%                 218%                 307%                 366%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  0.65%(e)             0.75%(f)             0.76%(g)               0.80%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $14.90
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.13
  Net realized and unrealized gain/(loss)
    on investments                                0.38
  Net increase/(decrease) in net asset
    value from operations                         0.51
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.12)
  Distributions from net realized gains          (1.29)
  Total dividends and distributions              (1.41)
  Net asset value, end of year                   $14.00
  TOTAL RETURN++                                  2.80%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $190,130
  Ratio of operating expenses to average
    net assets(a)                               0.50%(c)
  Ratio of net investment income/(loss)
    to average net assets                         0.89%
  Portfolio turnover rate                         345%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.75%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) Net investment income per share reflects a special dividend which amounted to $0.04 per share.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.
(d) The reimbursement from the Fund's investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.59% for Class Z shares.
(f) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.72% for Class Z shares.
(g) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.73% for Class Z shares.

COLUMBIA SHORT TERM BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $9.80               $10.06               $10.08                $9.82
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.33                 0.24                 0.22                 0.31
  Net realized and unrealized gain/(loss)
    on investments                              (0.07)               (0.25)                0.04                 0.29
  Net increase/(decrease) in net asset
    value from operations                       (0.26)               (0.01)                0.26                 0.60
  LESS DISTRIBUTIONS:
  Dividends from net investment income           0.33                (0.23)               (0.23)               (0.31)
  Distributions from net realized gains           --                 (0.02)               (0.05)               (0.03)
  Total dividends and distributions             (0.33)               (0.25)               (0.28)               (0.34)
  Net asset value, end of year                   $9.73                $9.80               $10.06               $10.08
  TOTAL RETURN++                                 2.73%               (0.04)%               2.60%                6.18%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $1,130,604            $926,514            $1,099,131            $791,981
  Ratio of operating expenses to average
    net assets(a)                                0.47%                0.48%              0.47%(d)               0.50%
  Ratio of net investment income/(loss)
    to average net assets                        3.40%                2.37%                2.24%                2.99%
  Portfolio turnover rate                         80%                 128%                 164%                  54%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  0.55%(b)             0.58%(c)             0.60%(e)               0.60%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $9.80
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.48
  Net realized and unrealized gain/(loss)
    on investments                                0.02
  Net increase/(decrease) in net asset
    value from operations                         0.50
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.48)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.48)
  Net asset value, end of year                    $9.82
  TOTAL RETURN++                                  5.19%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $493,457
  Ratio of operating expenses to average
    net assets(a)                                 0.52%
  Ratio of net investment income/(loss)
    to average net assets                         4.79%
  Portfolio turnover rate                          80%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.62%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.49% for Class Z shares.
(c) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.56% for Class Z shares.
(d) The reimbursement from the Fund's investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.57% for Class Z shares.

COLUMBIA INTERMEDIATE CORE BOND
FUND+++

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $9.47                $9.94                $9.93                $9.41
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.37%                0.31                 0.29                 0.34
  Net realized and unrealized gain/(loss)
    on investments                              (0.21)               (0.39)                0.14                 0.64
  Net increase/(decrease) in net asset
    value from operations                        0.16                (0.08)                0.43                 0.98
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.36)               (0.30)               (0.30)               (0.34)
  Distributions from net realized gains           --                 (0.09)               (0.12)               (0.12)
  Total dividends and distributions             (0.36)               (0.39)               (0.42)               (0.46)
  Net asset value, end of year                   $9.27                $9.47                $9.94                $9.93
  TOTAL RETURN++                                 1.69%               (0.73)%               4.44%               10.62%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $768,229             $594,657             $680,063             $695,894
  Ratio of operating expenses to average
    net assets                                   0.59%                0.64%                0.68%                0.70%
  Ratio of net investment income/(loss)
    to average net assets                        3.88%                3.17%                2.94%                3.46%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.59%                0.68%                0.69%                0.70%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $9.52
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.49
  Net realized and unrealized gain/(loss)
    on investments                               (0.11)
  Net increase/(decrease) in net asset
    value from operations                         0.38
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.49)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.49)
  Net asset value, end of year                    $9.41
  TOTAL RETURN++                                  4.04%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $261,018
  Ratio of operating expenses to average
    net assets                                    0.78%
  Ratio of net investment income/(loss)
    to average net assets                         4.80%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.86%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
+++ The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Intermediate Core Bond Master Portfolio.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.

COLUMBIA TOTAL RETURN BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $9.81               $10.17               $10.00                $9.66
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.37%                0.33                 0.36                 0.35
  Net realized and unrealized gain/(loss)
    on investments                              (0.16)               (0.18)                0.23                 0.53
  Net increase/(decrease) in net asset
    value from operations                        0.21                 0.15                 0.59                 0.88
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.42)               (0.36)               (0.36)               (0.37)
  Distributions from net realized gains         (0.03)               (0.15)               (0.06)               (0.17)
  Total dividends and distributions             (0.45)               (0.51)               (0.42)               (0.54)
  Net asset value, end of year                   $9.57                $9.81               $10.17               $10.00
  TOTAL RETURN++                                 2.10%                1.56%                6.07%                9.32%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $1,997,046           $1,861,448           $2,260,519           $2,482,229
  Ratio of operating expenses to average
    net assets(a)                                0.54%                0.58%                0.65%                0.67%
  Ratio of net investment income/(loss)
    to average net assets                        4.13%                3.30%                3.61%                3.50%
  Portfolio turnover rate                        199%                 402%                 398%                 488%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  0.60%(b)             0.66%(c)             0.68%(e)               0.67%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $9.78
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.53
  Net realized and unrealized gain/(loss)
    on investments                               (0.11)
  Net increase/(decrease) in net asset
    value from operations                         0.42
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.54)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.54)
  Net asset value, end of year                    $9.66
  TOTAL RETURN++                                  4.33%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $2,256,647
  Ratio of operating expenses to average
    net assets(a)                               0.68%(d)
  Ratio of net investment income/(loss)
    to average net assets                         5.28%
  Portfolio turnover rate                         314%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.68%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.54% for Class Z shares.
(c) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.64% for Class Z shares.
(d) The effect of interest expense on the operating expense ratio was less than 0.01%.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.66% for Class Z shares.

COLUMBIA HIGH INCOME FUND+++

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $9.37                $9.86                $8.57                $8.86
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.66                 0.67                 0.73                 0.77
  Net realized and unrealized gain/(loss)
    on investments                              (0.10)                0.04                 1.38                (0.29)
  Net increase/(decrease) in net asset
    value from operations                        0.56                 0.71                 2.11                 0.48
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.68)               (0.68)               (0.73)               (0.77)
  Distributions from net realized gains         (0.27)               (0.52)               (0.09)                 --
  Total dividends and distributions             (0.95)               (1.20)               (0.82)               (0.77)
  Net asset value, end of year                   $8.98                $9.37                $9.86                $8.57
  TOTAL RETURN++                                 6.37%                7.76%               25.30%                6.19%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $681,752             $707,834             $798,398             $460,639
  Ratio of operating expenses to average
    net assets                                   0.83%                0.84%                0.84%                0.90%
  Ratio of net investment income/(loss)
    to average net assets                        7.19%                7.09%                7.62%                9.47%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.83%                0.84%                0.84%                0.90%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $9.27
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.86
  Net realized and unrealized gain/(loss)
    on investments                               (0.34)
  Net increase/(decrease) in net asset
    value from operations                         0.52
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.88)
  Distributions from net realized gains          (0.05)
  Total dividends and distributions              (0.93)
  Net asset value, end of year                    $8.86
  TOTAL RETURN++                                  6.05%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $194,867
  Ratio of operating expenses to average
    net assets                                    0.93%
  Ratio of net investment income/(loss)
    to average net assets                         9.75%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.00%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
+++ The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia High Income Master Portfolio.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.

COLUMBIA SHORT TERM MUNICIPAL
BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.21               $10.42               $10.40               $10.13
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.25                 0.24                 0.22                 0.26
  Net realized and unrealized gain/(loss)
    on investments                              (0.04)               (0.21)                0.02                 0.27
  Net increase/(decrease) in net asset
    value from operations                        0.21                 0.03                 0.24                 0.53
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.28)               (0.24)               (0.22)               (0.26)
  Net asset value, end of year                  $10.14               $10.21               $10.42               $10.40
  TOTAL RETURN++##                               2.05%                0.31%                2.34%                5.27%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $529,770             $840,910            $1,009,036            $773,148
  Ratio of operating expenses to average
    net assets(a)                              0.40%(b)               0.40%                0.40%                0.40%
  Ratio of net investment income/(loss)
    to average net assets                      2.72%(b)               2.35%                2.12%                2.46%
  Portfolio turnover rate                         13%                  17%                  20%                  11%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.48%(b)               0.55%                0.58%                0.59%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.14
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.34
  Net realized and unrealized gain/(loss)
    on investments                                0.01
  Net increase/(decrease) in net asset
    value from operations                         0.35
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.36)
  Net asset value, end of year                   $10.13
  TOTAL RETURN++##                                3.54%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $364,372
  Ratio of operating expenses to average
    net assets(a)                                 0.40%
  Ratio of net investment income/(loss)
    to average net assets                         3.37%
  Portfolio turnover rate                          12%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.63%

* Effective April 1, 2001, Columbia Short Term Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class Z shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.33% to 3.37%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## If the Fund's investment adviser had not reimbursed a portion of expenses, total return would have been reduced.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact at less than 0.01%.

COLUMBIA MUNICIPAL INCOME FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.86               $11.16               $11.07               $10.83
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.48                 0.49                 0.50                 0.53
  Net realized and unrealized gain/(loss)
    on investments                              (0.10)               (0.29)                0.09                 0.24
  Net increase/(decrease) in net asset
    value from operations                        0.38                 0.20                 0.59                 0.77
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.47)               (0.50)               (0.50)               (0.53)
  Total dividends and distributions             (0.47)               (0.50)               (0.50)               (0.53)
  Net asset value, end of year                  $10.77               $10.86               $11.16               $11.07
  TOTAL RETURN++##                               3.57%                1.82%                5.44%                7.19%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $564,643             $555,155             $662,303             $749,047
  Ratio of operating expenses to average
    net assets(a)                              0.60%(b)               0.60%              0.59%(f)               0.60%
  Ratio of net investment income/(loss)
    to average net assets                      4.37%(b)               4.52%                4.50%                4.77%
  Portfolio turnover rate                         13%                  16%                  8%                   25%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                    0.66%(b)(c)           0.77%(d)             0.81%(e)               0.79%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $11.14
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.55
  Net realized and unrealized gain/(loss)
    on investments                               (0.31)
  Net increase/(decrease) in net asset
    value from operations                         0.24
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.55)
  Total dividends and distributions              (0.55)
  Net asset value, end of year                   $10.83
  TOTAL RETURN++##                                2.21%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $805,149
  Ratio of operating expenses to average
    net assets(a)                                 0.60%
  Ratio of net investment income/(loss)
    to average net assets                         5.01%
  Portfolio turnover rate                          13%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.79%

* Effective April 1, 2001, Columbia Municipal Income Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class Z shares was to increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.95% to 5.01%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## If the Fund's investment advisor had not reimbursed a portion of expenses, total return would have been reduced.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) The benefits derived from custody credits and directed brokerages arrangements, if applicable, had an impact of less than 0.01%.
(c) The effect of the non-recurring costs assumed by Columbia Management Advisors, LLC is included in the ratio of operating expense to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average to average net assets without waivers and/or expense reimbursements would have been 0.60% for Class Z shares.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.74% for Class Z shares.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.78% for Class Z shares.
(f) The reimbursement from the Fund's investment adviser is included in the ratio of operating expenses to average net assets (with waivers). Absent this reimbursement, the ratio of operating expenses to average net assets would have been 0.60% for Class Z shares.

Hypothetical investment and expense information

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Funds, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class Z shares of the Funds assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the Funds, which are the same as those stated in the Annual Fund Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables shown below reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charges, if any, which may be payable on redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

COLUMBIA CONVERTIBLE SECURITIES FUND -- CLASS Z SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT        ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                                5%
              CUMULATIVE RETURN                     CUMULATIVE RETURN    HYPOTHETICAL YEAR-
                BEFORE FEES &     ANNUAL EXPENSE       AFTER FEES &      END BALANCE AFTER       ANNUAL
     YEAR         EXPENSES            RATIO              EXPENSES         FEES & EXPENSES    FEES & EXPENSES
       1            5.00%             0.85%                4.15%             $10,415.10            $86.66
       2           10.25%             0.85%                8.47%             $10,847.43            $90.26
       3           15.76%             0.85%               12.98%             $11,297.71            $94.01
       4           21.55%             0.85%               17.67%             $11,766.68            $97.91
       5           27.63%             0.85%               22.55%             $12,255.11           $101.97
       6           34.01%             0.85%               27.64%             $12,763.82           $106.21
       7           40.71%             0.85%               32.94%             $13,293.65           $110.61
       8           47.75%             0.85%               38.45%             $13,845.47           $115.21
       9           55.13%             0.85%               44.20%             $14,420.19           $119.99
      10           62.89%             0.85%               50.19%             $15,018.77           $124.97
  TOTAL GAIN AFTER FEES & EXPENSES                                            $5,018.77
  TOTAL ANNUAL FEES & EXPENSES                                                                  $1,047.79

COLUMBIA ASSET ALLOCATION FUND II -- CLASS Z SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT        ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                                5%
              CUMULATIVE RETURN                     CUMULATIVE RETURN    HYPOTHETICAL YEAR-
                BEFORE FEES &     ANNUAL EXPENSE       AFTER FEES &      END BALANCE AFTER       ANNUAL
     YEAR         EXPENSES            RATIO              EXPENSES         FEES & EXPENSES    FEES & EXPENSES
       1            5.00%             0.97%                4.03%             $10,403.00            $98.95
       2           10.25%             0.97%                8.22%             $10,822.24           $102.94
       3           15.76%             0.97%               12.58%             $11,258.38           $107.09
       4           21.55%             0.97%               17.12%             $11,712.09           $111.41
       5           27.63%             0.97%               21.84%             $12,184.09           $115.90
       6           34.01%             0.97%               26.75%             $12,675.11           $120.57
       7           40.71%             0.97%               31.86%             $13,185.91           $125.43
       8           47.75%             0.97%               37.17%             $13,717.30           $130.48
       9           55.13%             0.97%               42.70%             $14,270.11           $135.74
      10           62.89%             0.97%               48.45%             $14,845.20           $141.21
  TOTAL GAIN AFTER FEES & EXPENSES                                            $4,845.20
  TOTAL ANNUAL FEES & EXPENSES                                                                  $1,189.71

COLUMBIA LARGE CAP VALUE FUND -- CLASS Z SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              0.75%                4.25%             $10,425.00       $76.59
       2           10.25%              0.75%                8.68%             $10,868.06       $79.85
       3           15.76%              0.75%               13.30%             $11,329.96       $83.24
       4           21.55%              0.76%               18.10%             $11,810.35       $87.93
       5           27.63%              0.76%               23.11%             $12,311.10       $91.66
       6           34.01%              0.76%               28.33%             $12,833.09       $95.55
       7           40.71%              0.76%               33.77%             $13,377.22       $99.60
       8           47.75%              0.76%               39.44%             $13,944.41      $103.82
       9           55.13%              0.76%               45.36%             $14,535.66      $108.22
      10           62.89%              0.76%               51.52%             $15,151.97      $112.81
  TOTAL GAIN AFTER FEES & EXPENSES                                             $5,151.97
  TOTAL ANNUAL FEES & EXPENSES                                                                $939.29

COLUMBIA MID CAP VALUE FUND -- CLASS Z SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              0.87%                4.13%             $10,413.00         $88.80
       2           10.25%              0.87%                8.43%             $10,843.06         $92.46
       3           15.76%              0.87%               12.91%             $11,290.88         $96.28
       4           21.55%              0.87%               17.57%             $11,757.19        $100.26
       5           27.63%              0.87%               22.43%             $12,242.76        $104.40
       6           34.01%              0.87%               27.48%             $12,748.39        $108.71
       7           40.71%              0.87%               32.75%             $13,274.89        $113.20
       8           47.75%              0.87%               38.23%             $13,823.15        $117.88
       9           55.13%              0.87%               43.94%             $14,394.04        $122.74
      10           62.89%              0.87%               49.89%             $14,988.52        $127.81
  TOTAL GAIN AFTER FEES & EXPENSES                                             $4,988.52
  TOTAL ANNUAL FEES & EXPENSES                                                                $1,072.55

COLUMBIA LARGE CAP CORE FUND -- CLASS Z SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              0.78%                4.22%             $10,422.00       $79.65
       2           10.25%              0.78%                8.62%             $10,861.81       $83.01
       3           15.76%              0.78%               13.20%             $11,320.18       $86.51
       4           21.55%              0.78%               17.98%             $11,797.89       $90.16
       5           27.63%              0.78%               22.96%             $12,295.76       $93.97
       6           34.01%              0.78%               28.15%             $12,814.64       $97.93
       7           40.71%              0.78%               33.55%             $13,355.42      $102.06
       8           47.75%              0.78%               39.19%             $13,919.02      $106.37
       9           55.13%              0.78%               45.06%             $14,506.40      $110.86
      10           62.89%              0.78%               51.19%             $15,118.57      $115.54
  TOTAL GAIN AFTER FEES & EXPENSES                                             $5,118.57
  TOTAL ANNUAL FEES & EXPENSES                                                                $966.05

COLUMBIA MARSICO GROWTH FUND -- CLASS Z SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              0.99%                4.01%             $10,401.00        $100.98
       2           10.25%              0.99%                8.18%             $10,818.08        $105.03
       3           15.76%              0.99%               12.52%             $11,251.89        $109.25
       4           21.55%              0.99%               17.03%             $11,703.09        $113.63
       5           27.63%              0.99%               21.72%             $12,172.38        $118.18
       6           34.01%              0.99%               26.60%             $12,660.49        $122.92
       7           40.71%              0.99%               31.68%             $13,168.18        $127.85
       8           47.75%              0.99%               36.96%             $13,696.22        $132.98
       9           55.13%              0.99%               42.45%             $14,245.44        $138.31
      10           62.89%              0.99%               48.17%             $14,816.68        $143.86
  TOTAL GAIN AFTER FEES & EXPENSES                                             $4,816.68
  TOTAL ANNUAL FEES & EXPENSES                                                                $1,213.00

COLUMBIA MARSICO FOCUSED EQUITIES FUND -- CLASS Z SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              1.02%                3.98%             $10,398.00        $104.03
       2           10.25%              1.02%                8.12%             $10,811.84        $108.17
       3           15.76%              1.02%               12.42%             $11,242.15        $112.48
       4           21.55%              1.02%               16.90%             $11,689.59        $116.95
       5           27.63%              1.02%               21.55%             $12,154.83        $121.61
       6           34.01%              1.02%               26.39%             $12,638.60        $126.45
       7           40.71%              1.02%               31.42%             $13,141.61        $131.48
       8           47.75%              1.02%               36.65%             $13,664.65        $136.71
       9           55.13%              1.02%               42.09%             $14,208.50        $142.15
      10           62.89%              1.02%               47.74%             $14,774.00        $147.81
  TOTAL GAIN AFTER FEES & EXPENSES                                             $4,774.00
  TOTAL ANNUAL FEES & EXPENSES                                                                $1,247.84

COLUMBIA MARSICO MID CAP GROWTH FUND -- CLASS Z SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              0.96%                4.04%             $10,404.00         $97.94
       2           10.25%              0.96%                8.24%             $10,824.32        $101.90
       3           15.76%              0.96%               12.62%             $11,261.62        $106.01
       4           21.55%              0.96%               17.17%             $11,716.59        $110.30
       5           27.63%              0.96%               21.90%             $12,189.94        $114.75
       6           34.01%              0.96%               26.82%             $12,682.42        $119.39
       7           40.71%              0.96%               31.95%             $13,194.79        $124.21
       8           47.75%              0.96%               37.28%             $13,727.86        $129.23
       9           55.13%              0.96%               42.82%             $14,282.46        $134.45
      10           62.89%              0.96%               48.59%             $14,859.47        $139.88
  TOTAL GAIN AFTER FEES & EXPENSES                                             $4,859.47
  TOTAL ANNUAL FEES & EXPENSES                                                                $1,178.05

COLUMBIA MARSICO 21ST CENTURY FUND -- CLASS Z SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              1.12%                3.88%             $10,388.00        $114.17
       2           10.25%              1.12%                7.91%             $10,791.05        $118.60
       3           15.76%              1.12%               12.10%             $11,209.75        $123.20
       4           21.55%              1.12%               16.45%             $11,644.69        $127.98
       5           27.63%              1.12%               20.96%             $12,096.50        $132.95
       6           34.01%              1.12%               25.66%             $12,565.84        $138.11
       7           40.71%              1.12%               30.53%             $13,053.40        $143.47
       8           47.75%              1.12%               35.60%             $13,559.87        $149.03
       9           55.13%              1.12%               40.86%             $14,085.99        $154.82
      10           62.89%              1.12%               46.33%             $14,632.53        $160.82
  TOTAL GAIN AFTER FEES & EXPENSES                                             $4,632.53
  TOTAL ANNUAL FEES & EXPENSES                                                                $1,363.17

COLUMBIA SMALL CAP VALUE FUND II -- CLASS Z SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              0.97%                4.03%             $10,403.00         $98.95
       2           10.25%              0.97%                8.22%             $10,822.24        $102.94
       3           15.76%              0.97%               12.58%             $11,258.38        $107.09
       4           21.55%              0.97%               17.12%             $11,712.09        $111.41
       5           27.63%              0.97%               21.84%             $12,184.09        $115.90
       6           34.01%              0.97%               26.75%             $12,675.11        $120.57
       7           40.71%              0.97%               31.86%             $13,185.91        $125.43
       8           47.75%              0.97%               37.17%             $13,717.30        $130.48
       9           55.13%              0.97%               42.70%             $14,270.11        $135.74
      10           62.89%              0.97%               48.45%             $14,845.20        $141.21
  TOTAL GAIN AFTER FEES & EXPENSES                                             $4,845.20
  TOTAL ANNUAL FEES & EXPENSES                                                                $1,189.71

COLUMBIA SMALL CAP GROWTH FUND II -- CLASS Z SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              1.01%                3.99%             $10,399.00        $103.01
       2           10.25%              1.01%                8.14%             $10,813.92        $107.13
       3           15.76%              1.01%               12.45%             $11,245.40        $111.40
       4           21.55%              1.01%               16.94%             $11,694.09        $115.84
       5           27.63%              1.01%               21.61%             $12,160.68        $120.47
       6           34.01%              1.01%               26.46%             $12,645.89        $125.27
       7           40.71%              1.01%               31.50%             $13,150.46        $130.27
       8           47.75%              1.01%               36.75%             $13,675.17        $135.47
       9           55.13%              1.01%               42.21%             $14,220.81        $140.87
      10           62.89%              1.01%               47.88%             $14,788.22        $146.50
  TOTAL GAIN AFTER FEES & EXPENSES                                             $4,788.22
  TOTAL ANNUAL FEES & EXPENSES                                                                $1,236.24

COLUMBIA GLOBAL VALUE FUND -- CLASS Z SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              1.23%                3.77%             $10,377.00        $125.32
       2           10.25%              1.23%                7.68%             $10,768.21        $130.04
       3           15.76%              1.23%               11.74%             $11,174.17        $134.95
       4           21.55%              1.23%               15.95%             $11,595.44        $140.03
       5           27.63%              1.23%               20.33%             $12,032.59        $145.31
       6           34.01%              1.23%               24.86%             $12,486.22        $150.79
       7           40.71%              1.23%               29.57%             $12,956.95        $156.48
       8           47.75%              1.23%               34.45%             $13,445.42        $162.37
       9           55.13%              1.23%               39.52%             $13,952.32        $168.50
      10           62.89%              1.23%               44.78%             $14,478.32        $174.85
  TOTAL GAIN AFTER FEES & EXPENSES                                             $4,478.32
  TOTAL ANNUAL FEES & EXPENSES                                                                $1,488.64

COLUMBIA INTERNATIONAL VALUE FUND -- CLASS Z SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              1.02%                3.98%             $10,398.00        $104.03
       2           10.25%              1.02%                8.12%             $10,811.84        $108.17
       3           15.76%              1.02%               12.42%             $11,242.15        $112.48
       4           21.55%              1.02%               16.90%             $11,689.59        $116.95
       5           27.63%              1.02%               21.55%             $12,154.83        $121.61
       6           34.01%              1.02%               26.39%             $12,638.60        $126.45
       7           40.71%              1.02%               31.42%             $13,141.61        $131.48
       8           47.75%              1.02%               36.65%             $13,664.65        $136.71
       9           55.13%              1.02%               42.09%             $14,208.50        $142.15
      10           62.89%              1.02%               47.74%             $14,774.00        $147.81
  TOTAL GAIN AFTER FEES & EXPENSES                                             $4,774.00
  TOTAL ANNUAL FEES & EXPENSES                                                                $1,247.84

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND -- CLASS Z SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              0.89%                4.11%             $10,411.00         $90.83
       2           10.25%              0.89%                8.39%             $10,838.89         $94.56
       3           15.76%              0.89%               12.84%             $11,284.37         $98.45
       4           21.55%              0.89%               17.48%             $11,748.16        $102.49
       5           27.63%              0.89%               22.31%             $12,231.01        $106.71
       6           34.01%              0.89%               27.34%             $12,733.70        $111.09
       7           40.71%              0.89%               32.57%             $13,257.06        $115.66
       8           47.75%              0.89%               38.02%             $13,801.92        $120.41
       9           55.13%              0.89%               43.69%             $14,369.18        $125.36
      10           62.89%              0.89%               49.60%             $14,959.75        $130.51
  TOTAL GAIN AFTER FEES & EXPENSES                                             $4,959.75
  TOTAL ANNUAL FEES & EXPENSES                                                                $1,096.08

COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND -- CLASS Z SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              1.09%                3.91%             $10,391.00        $111.13
       2           10.25%              1.09%                7.97%             $10,797.29        $115.48
       3           15.76%              1.09%               12.19%             $11,219.46        $119.99
       4           21.55%              1.09%               16.58%             $11,658.14        $124.68
       5           27.63%              1.09%               21.14%             $12,113.98        $129.56
       6           34.01%              1.09%               25.88%             $12,587.63        $134.62
       7           40.71%              1.09%               30.80%             $13,079.81        $139.89
       8           47.75%              1.09%               35.91%             $13,591.23        $145.36
       9           55.13%              1.09%               41.23%             $14,122.65        $151.04
      10           62.89%              1.09%               46.75%             $14,674.84        $156.95
  TOTAL GAIN AFTER FEES & EXPENSES                                             $4,674.84
  TOTAL ANNUAL FEES & EXPENSES                                                                $1,328.69

COLUMBIA LARGE CAP INDEX FUND -- CLASS Z SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              0.14%                4.86%             $10,486.00       $14.34
       2           10.25%              0.22%                9.87%             $10,987.23       $23.62
       3           15.76%              0.22%               15.12%             $11,512.42       $24.75
       4           21.55%              0.22%               20.63%             $12,062.71       $25.93
       5           27.63%              0.22%               26.39%             $12,639.31       $27.17
       6           34.01%              0.22%               32.43%             $13,243.47       $28.47
       7           40.71%              0.22%               38.77%             $13,876.51       $29.83
       8           47.75%              0.22%               45.40%             $14,539.81       $31.26
       9           55.13%              0.22%               52.35%             $15,234.81       $32.75
      10           62.89%              0.22%               59.63%             $15,963.03       $34.32
  TOTAL GAIN AFTER FEES & EXPENSES                                             $5,963.03
  TOTAL ANNUAL FEES & EXPENSES                                                                $272.45

COLUMBIA MID CAP INDEX FUND -- CLASS Z SHARES

       MAXIMUM SALES CHARGE        INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                              $10,000.00                              5%
               CUMULATIVE RETURN                       CUMULATIVE RETURN    HYPOTHETICAL YEAR-    ANNUAL
                 BEFORE FEES &      ANNUAL EXPENSE       AFTER FEES &       END BALANCE AFTER     FEES &
     YEAR          EXPENSES             RATIO              EXPENSES          FEES & EXPENSES     EXPENSES
       1             5.00%               0.14%                4.86%             $10,486.00        $14.34
       2            10.25%               0.22%                9.87%             $10,987.23        $23.62
       3            15.76%               0.22%               15.12%             $11,512.42        $24.75
       4            21.55%               0.22%               20.63%             $12,062.71        $25.93
       5            27.63%               0.22%               26.39%             $12,639.31        $27.17
       6            34.01%               0.22%               32.43%             $13,243.47        $28.47
       7            40.71%               0.22%               38.77%             $13,876.51        $29.83
       8            47.75%               0.22%               45.40%             $14,539.81        $31.26
       9            55.13%               0.22%               52.35%             $15,234.81        $32.75
      10            62.89%               0.22%               59.63%             $15,963.03        $34.32
  TOTAL GAIN AFTER FEES & EXPENSES                                               $5,963.03
  TOTAL ANNUAL FEES & EXPENSES                                                                   $272.45

COLUMBIA SMALL CAP INDEX FUND -- CLASS Z SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%             0.21%                 4.79%             $10,479.00       $21.50
       2           10.25%             0.22%                 9.80%             $10,979.90       $23.60
       3           15.76%             0.22%                15.05%             $11,504.74       $24.73
       4           21.55%             0.22%                20.55%             $12,054.66       $25.92
       5           27.63%             0.22%                26.31%             $12,630.87       $27.15
       6           34.01%             0.22%                32.35%             $13,234.63       $28.45
       7           40.71%             0.22%                38.67%             $13,867.25       $29.81
       8           47.75%             0.22%                45.30%             $14,530.10       $31.24
       9           55.13%             0.22%                52.25%             $15,224.64       $32.73
      10           62.89%             0.22%                59.52%             $15,952.38       $34.29
  TOTAL GAIN AFTER FEES & EXPENSES                                             $5,952.38
  TOTAL ANNUAL FEES & EXPENSES                                                                $279.44

COLUMBIA LARGE CAP ENHANCED CORE FUND -- CLASS Z SHARES

              MAXIMUM SALES CHARGE  INITIAL HYPOTHETICAL INVESTMENT AMOUNT       ASSUMED RATE OF RETURN
                     0.00%                        $10,000.00                               5%
               CUMULATIVE RETURN                        CUMULATIVE RETURN     HYPOTHETICAL YEAR-     ANNUAL
                 BEFORE FEES &       ANNUAL EXPENSE        AFTER FEES &        END BALANCE AFTER     FEES &
     YEAR           EXPENSES              RATIO              EXPENSES           FEES & EXPENSES     EXPENSES
       1              5.00%               0.50%                4.50%              $10,450.00         $51.13
       2             10.25%               0.59%                9.11%              $10,910.85         $63.01
       3             15.76%               0.59%               13.92%              $11,392.01         $65.79
       4             21.55%               0.59%               18.94%              $11,894.40         $68.69
       5             27.63%               0.59%               24.19%              $12,418.94         $71.72
       6             34.01%               0.59%               29.67%              $12,966.62         $74.89
       7             40.71%               0.59%               35.38%              $13,538.45         $78.19
       8             47.75%               0.59%               41.35%              $14,135.49         $81.64
       9             55.13%               0.59%               47.59%              $14,758.87         $85.24
      10             62.89%               0.59%               54.10%              $15,409.73         $89.00
  TOTAL GAIN AFTER FEES & EXPENSES                                                 $5,409.73
    TOTAL ANNUAL FEES & EXPENSES                                                                    $729.30

COLUMBIA SHORT TERM BOND FUND -- CLASS Z SHARES

              MAXIMUM SALES CHARGE  INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
                     0.00%                        $10,000.00                              5%
               CUMULATIVE RETURN                        CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                 BEFORE FEES &       ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR           EXPENSES              RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1              5.00%              0.46%                 4.54%             $10,454.00       $47.04
       2             10.25%              0.46%                 9.29%             $10,928.61       $49.18
       3             15.76%              0.46%                14.25%             $11,424.77       $51.41
       4             21.55%              0.48%                19.41%             $11,941.17       $56.08
       5             27.63%              0.48%                24.81%             $12,480.91       $58.61
       6             34.01%              0.48%                30.45%             $13,045.05       $61.26
       7             40.71%              0.48%                36.35%             $13,634.68       $64.03
       8             47.75%              0.48%                42.51%             $14,250.97       $66.93
       9             55.13%              0.48%                48.95%             $14,895.12       $69.95
      10             62.89%              0.48%                55.68%             $15,568.38       $73.11
  TOTAL GAIN AFTER FEES & EXPENSES                                                $5,568.38
    TOTAL ANNUAL FEES & EXPENSES                                                                 $597.61

COLUMBIA INTERMEDIATE CORE BOND FUND -- CLASS Z SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              0.58%                4.42%             $10,442.00       $59.28
       2           10.25%              0.58%                9.04%             $10,903.54       $61.90
       3           15.76%              0.58%               13.85%             $11,385.47       $64.64
       4           21.55%              0.58%               18.89%             $11,888.71       $67.50
       5           27.63%              0.58%               24.14%             $12,414.19       $70.48
       6           34.01%              0.58%               29.63%             $12,962.90       $73.59
       7           40.71%              0.58%               35.36%             $13,535.86       $76.85
       8           47.75%              0.58%               41.34%             $14,134.14       $80.24
       9           55.13%              0.58%               47.59%             $14,758.87       $83.79
      10           62.89%              0.58%               54.11%             $15,411.22       $87.49
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $5,411.22
  TOTAL ANNUAL FEES & EXPENSES                                                                $725.76

COLUMBIA TOTAL RETURN BOND FUND -- CLASS Z SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              0.53%                4.47%             $10,447.00       $54.18
       2           10.25%              0.53%                9.14%             $10,913.98       $56.61
       3           15.76%              0.53%               14.02%             $11,401.84       $59.14
       4           21.55%              0.53%               19.11%             $11,911.50       $61.78
       5           27.63%              0.53%               24.44%             $12,443.94       $64.54
       6           34.01%              0.53%               30.00%             $13,000.19       $67.43
       7           40.71%              0.53%               35.81%             $13,581.29       $70.44
       8           47.75%              0.53%               41.88%             $14,188.38       $73.59
       9           55.13%              0.53%               48.23%             $14,822.60       $76.88
      10           62.89%              0.53%               54.85%             $15,485.17       $80.32
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $5,485.17
  TOTAL ANNUAL FEES & EXPENSES                                                                $664.90

COLUMBIA HIGH INCOME FUND -- CLASS Z SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              0.83%                4.17%             $10,417.00         $84.73
       2           10.25%              0.83%                8.51%             $10,851.39         $88.26
       3           15.76%              0.83%               13.04%             $11,303.89         $91.94
       4           21.55%              0.83%               17.75%             $11,775.26         $95.78
       5           27.63%              0.83%               22.66%             $12,266.29         $99.77
       6           34.01%              0.83%               27.78%             $12,777.80        $103.93
       7           40.71%              0.83%               33.11%             $13,310.63        $108.27
       8           47.75%              0.83%               38.66%             $13,865.68        $112.78
       9           55.13%              0.83%               44.44%             $14,443.88        $117.48
      10           62.89%              0.83%               50.46%             $15,046.19        $122.38
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $5,046.19
  TOTAL ANNUAL FEES & EXPENSES                                                                $1,025.34

COLUMBIA SHORT TERM MUNICIPAL BOND FUND -- CLASS Z SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              0.40%                4.60%             $10,460.00       $40.92
       2           10.25%              0.48%                9.33%             $10,932.79       $51.34
       3           15.76%              0.48%               14.27%             $11,426.95       $53.66
       4           21.55%              0.48%               19.43%             $11,943.45       $56.09
       5           27.63%              0.48%               24.83%             $12,483.30       $58.62
       6           34.01%              0.48%               30.48%             $13,047.54       $61.27
       7           40.71%              0.48%               36.37%             $13,637.29       $64.04
       8           47.75%              0.48%               42.54%             $14,253.70       $66.94
       9           55.13%              0.48%               48.98%             $14,897.96       $69.96
      10           62.89%              0.48%               55.71%             $15,571.35       $73.13
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $5,571.35
  TOTAL ANNUAL FEES & EXPENSES                                                                $595.99

COLUMBIA MUNICIPAL INCOME FUND -- CLASS Z SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT             ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                                     5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-                  ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER                   FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES                   EXPENSES
       1            5.00%              0.60%                4.40%             $10,440.00                      $61.32
       2           10.25%              0.60%                8.99%             $10,899.36                      $64.02
       3           15.76%              0.60%               13.79%             $11,378.93                      $66.83
       4           21.55%              0.60%               18.80%             $11,879.60                      $69.78
       5           27.63%              0.60%               24.02%             $12,402.31                      $72.85
       6           34.01%              0.60%               29.48%             $12,948.01                      $76.05
       7           40.71%              0.60%               35.18%             $13,517.72                      $79.40
       8           47.75%              0.60%               41.13%             $14,112.50                      $82.89
       9           55.13%              0.60%               47.33%             $14,733.45                      $86.54
      10           62.89%              0.60%               53.82%             $15,381.72                      $90.35
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $5,381.72
  TOTAL ANNUAL FEES & EXPENSES                                                                               $750.02

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO COLUMBIA FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------


Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of the Fund's assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 under the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

BOND -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

CITIGROUP ALL BB&B-RATED HIGH YIELD MARKET INDEX -- an unmanaged index that measures the performance of below investment-grade debt securities rated

"BB" or "B" by Standard & Poor's Corporation and issued by corporations domiciled in the U.S. or Canada. All bonds in the index are publicly placed, have fixed coupons and are non-convertible. It is unavailable for investment and does not reflect fees, brokerage commissions and other expenses of investing.

COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CROSSING NETWORKS -- an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB HIGH YIELD INDEX -- an unmanaged trader-priced portfolio constructed to mirror the investable universe of the dollar-denominated high yield debt market. Issues must be publicly registered in the U.S. or issued under Rule 144A with registration rights. The index includes below investment grade, cash pay, zero-coupon, stepped-rate and pay-in-kind bonds with at least one year remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DEPOSITARY RECEIPTS -- evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVERSIFIED -- A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

DURATION -- a measure used to estimate how much a Fund's net asset value will fluctuate in response to a change in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The securities issued by the FHLMC are guaranteed as to timely payment of interest and the ultimate collection of principal only by the FHLMC and are not insured or guaranteed by the U.S. government.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. FNMA is a congressionally chartered company, although neither its common stock nor the securities it issues are insured or guaranteed by the U.S. government. The securities issued by FNMA are guaranteed as to timely payment of both principal and interest only by FNMA.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from two, or in some circumstances one, nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

FORWARD FOREIGN CURRENCY CONTRACTS -- a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUNDAMENTAL ANALYSIS -- a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- a government-owned corporation that is considered an agency of the U.S. government. It guarantees, with the full faith and credit of the U.S. government, full and timely payment of all principal and interest on its mortgage-backed securities.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

HIGH YIELD DEBT SECURITY -- a debt security (also known as a "junk" bond) that, at the time of purchase, is either rated by an NRSRO to be below investment-grade (e.g., rated "BB" or lower by S&P) or is unrated but believed by a Fund's portfolio manager(s) or portfolio management team to be of comparable quality.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

J.P. MORGAN EMERGING MARKET BOND GLOBAL INDEX -- an unmanaged index that covers 27 emerging market countries. Included in the index are U.S. dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by sovereign and quasi-sovereign entities. The index will only consider for inclusion emerging markets issues denominated in U.S. dollars, with a minimum current face outstanding of $500 million and at least 2 1/2 years to maturity (at the time each is added to the index). All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS 1-YEAR MUNICIPAL BOND INDEX -- an unmanaged index of state and local general obligation bonds, revenue bonds, insured bonds and pre-funded bonds with one to two years remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX -- an unmanaged index of state and local general obligation bonds, revenue bonds, insured bonds and pre-funded bonds with two to four years remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX -- an unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX -- an unmanaged index of all publicly issued investment grade corporate, U.S. Treasury, and U.S. government and agency securities with remaining maturities of one to ten years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX -- an unmanaged index of fixed rate mortgage pass-through securities issued by the Government National Mortgage Association (Ginnie Mae), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac). It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS MUNICIPAL BOND INDEX -- an unmanaged index of state and local general obligation bonds, revenue bonds, insured bonds and pre-funded bonds with remaining maturities of one year or more. It is not available for investment and does not reflect fees, brokerage commissions, or other expenses of investing.

LEHMAN BROTHERS QUALITY INTERMEDIATE MUNICIPAL INDEX -- an unmanaged index consisting of tax free bonds with a minimum quality rating of "A3" from Moody's and having a maturity range between two and eleven years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. AGGREGATE INDEX -- an unmanaged index made up of U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities and asset-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. AGGREGATE 1-3 YEARS INDEX -- an unmanaged index that measures yield, price and total return for government, Treasury, agency, corporate, mortgage and Yankee bonds with 1-3 years in average life. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. GOVERNMENT INDEX -- an unmanaged index of U.S. government agency and U.S. Treasury securities with remaining maturities of at least one year. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. GOVERNMENT INTERMEDIATE INDEX -- an unmanaged index of U.S. government agency and U.S. Treasury securities with remaining maturities between one and ten years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. HIGH YIELD INDEX -- an unmanaged index that measures yield, price and total return for corporate and non-corporate fixed rate, non-investment grade debt. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MERRILL LYNCH ALL CONVERTIBLES ALL QUALITIES INDEX -- an unmanaged index that measures the performance of all U.S. dollar-denominated convertible securities of issuers not currently in bankruptcy. Securities in the index have total market values greater than $50 million at issuance. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MERRILL LYNCH 1-3 YEAR MUNICIPAL INDEX -- an unmanaged index that tracks the performance of investment grade U.S. tax exempt bonds with remaining terms to final maturities of at least one year and less than three years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MERRILL LYNCH 1-3 YEAR TREASURY INDEX -- an unmanaged index of short-term U.S. Treasury bonds with maturities of one to three years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MONEY MARKET INSTRUMENT -- a high quality, short-term debt security that pays interest based on a fixed, variable or floating rate and is considered to mature in 13 months or less. Money market instruments include, but are not limited to, U.S. Treasury obligations, U.S. government obligations, certificates of deposit and time deposits, bankers' acceptances, commercial paper, corporate bonds, extendible commercial notes, asset backed securities, funding agreements, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MORTGAGE DOLLAR ROLLS -- transactions in which a Fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase those or similar securities at a mutually agreed-upon future date and lower price. The difference between the sale price and the repurchase price is known as the "drop."

MSCI EAFE INDEX -- an unmanaged free float-adjusted market capitalization index that measures developed market equity performance, excluding the U.S. and Canada. The index includes Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MSCI WORLD INDEX -- an unmanaged free float-adjusted market capitalization index that measures global developed market equity performance. The index includes Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

OVER-THE-COUNTER MARKET -- a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

PRE-REFUNDED BOND -- a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

PRICE-TO-EARNINGS RATIO (P/E RATIO) -- the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

PRIVATE PLACEMENT -- a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

QUANTITATIVE ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

REAL ESTATE INVESTMENT TRUST (REIT) -- a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests. A REIT is a tax-advantaged entity with a special election under the Internal Revenue Code whose assets are composed primarily of such investments.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

RIGHT -- a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

RUSSELL 1000(R) GROWTH INDEX -- an unmanaged index that measures the performance of the largest U.S. companies based on total market capitalization, with higher price-to-book ratios and higher forecasted growth rates relative to the Russell 1000(R) Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 1000(R) INDEX -- an unmanaged index that measures the performance of the largest 1,000 U.S. companies and represents approximately 90% of the U.S. equity market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 1000(R) VALUE INDEX -- an unmanaged index that measures the performance of those securities in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) GROWTH INDEX -- an unmanaged index that measures the performance of those securities in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) INDEX -- an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index and represents approximately 8% of the U.S. equity market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) VALUE INDEX -- an unmanaged index that measures the performance of those securities in the Russell 2000(R) Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 3000(R) GROWTH INDEX -- an unmanaged index comprised of securities in the Russell 3000(R) Index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, with a greater than average growth orientation. Companies in the Russell 3000(R) Growth Index tend to exhibit higher price to book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 3000(R) INDEX -- an unmanaged index that measures the performance of the 3,000 largest U.S. securities based on total market capitalization, and represents approximately 98% of the investable U.S. equity market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) GROWTH INDEX -- an unmanaged index that measures the performance of those securities in the Russell Midcap(R) Index with higher price-to-book ratios and higher forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) INDEX -- an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index and represents approximately 24% of the U.S. equity market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) VALUE INDEX -- an unmanaged index that measures the performance of those securities in the Russell Midcap(R) Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P 500(1) INDEX -- an unmanaged index of 500 widely held common stocks. The S&P 500 covers 80% of the U.S. market and encompasses more than 100 different industry groups. It is not available for investment and does not reflect fees, brokerage commissions to other expenses of investing.

S&P MIDCAP 400(1) INDEX -- an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. It represents about 7% of the U.S. market capitalization. The index is weighted by market value, is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P SMALLCAP 600(1) INDEX -- an unmanaged index of 600 common stocks, weighted by market capitalization. The S&P SmallCap 600 represents 3% of U.S. market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SENIOR SECURITY -- a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SHORT-SELLING -- the practice of borrowing a security (or commodity futures contract) from a broker and selling it, with the understanding that it must later be repurchased and returned to the broker. Short-selling (or "selling short") is a technique used by investors who try to profit from the falling price of a stock.

SYSTEMATIC ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

ZERO-COUPON BOND -- a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

(1)"Standard & Poor's", "S&P", "S&P 500", "Standard & Poor's 500", "500",
   "Standard & Poor's MidCap 400", "S&P MidCap 400", "Standard & Poor's SmallCap 600" and "S&P SmallCap 600" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Funds.

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

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

COLUMBIA MANAGEMENT.




Where to find more information


You'll find more information about Columbia Funds Stock, International/Global Stock, Index, Government & Corporate Bond and Municipal Bond Funds in the following documents:

Annual and semi-annual reports

The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

Statement of Additional Information

The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Columbia Funds:

By telephone:
1.800.345.6611

By mail:
COLUMBIA FUNDS
C/O  COLUMBIA FUNDS SERVICES
P.O. BOX 8081
BOSTON, MA  02266-8081

On the Internet:
WWW.COLUMBIAFUNDS.COM

Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.




SEC file number:811-09645
Columbia Funds Series Trust

INT-36/111378-0606

COLUMBIA MANAGEMENT.


                      State Municipal Bond Funds
                      Prospectus -- Class Z Shares
                      August 1, 2006


                      Columbia California Intermediate Municipal Bond Fund Columbia Florida Intermediate Municipal Bond Fund Columbia Georgia Intermediate Municipal Bond Fund Columbia Maryland Intermediate Municipal Bond Fund Columbia North Carolina Intermediate Municipal Bond Fund Columbia South Carolina Intermediate Municipal Bond Fund Columbia Texas Intermediate Municipal Bond Fund
                      Columbia Virginia Intermediate Municipal Bond Fund

                      THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

                      ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

----------------------------------------------------
NOT FDIC-INSURED   NOT BANK ISSUED
----------------------------------------------------
NO BANK
GUARANTEE          MAY LOSE VALUE
----------------------------------------------------

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE COLUMBIA FUNDS FAMILY (COLUMBIA FUNDS OR COLUMBIA FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN
 THIS PROSPECTUS ON PAGE 81.

YOUR INVESTMENT IN A FUND IS NOT A BANK DEPOSIT OR OTHER OBLIGATION OF, OR ISSUED OR ENDORSED OR GUARANTEED BY, BANK OF AMERICA, N.A. (BANK OF AMERICA) OR ANY OF ITS AFFILIATES. YOUR INVESTMENT IN A FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUNDS AND MAY BE COMPENSATED OR INCENTED IN CONNECTION WITH THE SALE OF THE FUNDS.

YOUR INVESTMENT IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL INVESTED. YOUR INVESTMENT MAY LOSE MONEY.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about Columbia Funds State Municipal Bond Funds. Please read it carefully because it contains information that's designed to help you make informed investment decisions.

ABOUT THE FUNDS

These Funds invest most of their assets in securities issued by one state and its public authorities and local governments, and are generally intended for residents of that state.

Each Fund focuses on the potential to earn income that is generally free from federal and state income tax by investing primarily in municipal securities.

Municipal securities have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of municipal securities. There's always a risk that you'll lose money, or that you may not earn as much as you expect.

Because they invest primarily in securities issued by one state, and its public authorities and local governments, the Funds are considered to be non-diversified. This means the value of a Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

CHOOSING THE RIGHT FUNDS FOR YOU

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The State Municipal Bond Funds may be suitable for you if:

  - you're looking for income

  - you want to reduce taxes on your investment

  - you have longer-term investment goals

They may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with fixed income securities

You'll find a discussion of each Fund's investment objective, principal investment strategies and risks in the Fund descriptions that start on page 5.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.345.6611 or contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

ON APRIL 4, 2006, THE BOARD OF COLUMBIA FUNDS SERIES TRUST, ON BEHALF OF THE FUNDS, APPROVED THE REORGANIZATION OF CERTAIN OF THE FUNDS INTO CORRESPONDING SERIES OF COLUMBIA FUNDS SERIES TRUST I. SPECIFICALLY, THE BOARD APPROVED THE REORGANIZATION OF COLUMBIA FLORIDA INTERMEDIATE MUNICIPAL BOND FUND AND COLUMBIA TEXAS INTERMEDIATE MUNICIPAL BOND FUND INTO COLUMBIA INTERMEDIATE MUNICIPAL BOND FUND. THE PRINCIPAL EFFECT OF EACH REORGANIZATION WOULD BE TO CONVERT AN INVESTMENT IN A FUND THAT IS A SERIES OF COLUMBIA FUNDS SERIES TRUST INTO AN INVESTMENT IN A FUND THAT IS A SERIES OF COLUMBIA FUNDS SERIES TRUST I.

SHAREHOLDERS OF EACH FUND INVOLVED IN THE REORGANIZATIONS WILL BE ASKED TO CONSIDER AND VOTE ON AN AGREEMENT AND PLAN OF REORGANIZATION AT A SPECIAL SHAREHOLDER MEETING WHICH IS EXPECTED TO BE HELD IN EARLY SEPTEMBER 2006. IF SHAREHOLDER APPROVAL IS OBTAINED AND THE OTHER CONDITIONS TO THE REORGANIZATIONS ARE SATISFIED, IT IS ANTICIPATED THAT THE REORGANIZATIONS WILL TAKE PLACE IN MID TO LATE SEPTEMBER 2006. AT THAT TIME, CLASS A SHARES, CLASS B SHARES, CLASS C SHARES AND CLASS Z SHARES OF COLUMBIA FLORIDA INTERMEDIATE MUNICIPAL BOND FUND AND COLUMBIA TEXAS INTERMEDIATE MUNICIPAL BOND FUND WOULD BE EXCHANGED FOR SHARES OF EQUAL DOLLAR VALUE IN AN IDENTICAL SHARE CLASS OF COLUMBIA INTERMEDIATE MUNICIPAL BOND FUND.

ON APRIL 4, 2006, THE BOARD OF COLUMBIA FUNDS SERIES TRUST, ON BEHALF OF THE FUNDS, ALSO APPROVED A WAIVER, EFFECTIVE JULY 3, 2006, OF THE CDSC THAT WOULD OTHERWISE BE IMPOSED ON REDEMPTIONS OF SHARES OF COLUMBIA FLORIDA INTERMEDIATE MUNICIPAL BOND FUND AND COLUMBIA TEXAS INTERMEDIATE MUNICIPAL BOND FUND MADE PRIOR TO THE REORGANIZATIONS. THE WAIVER WILL APPLY ONLY TO REDEMPTIONS, NOT EXCHANGES, AND WILL APPLY ONLY SHARES PURCHASED PRIOR TO JULY 3, 2006 AND REDEEMED PRIOR TO THE REORGANIZATIONS.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

COLUMBIA MANAGEMENT ADVISORS, LLC (THE ADVISER) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND.




 YOU'LL FIND MORE
 ABOUT THE ADVISER STARTING
 ON PAGE 51.

--------------------------------------------------------------------------------


COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND             5
------------------------------------------------------------------
COLUMBIA FLORIDA INTERMEDIATE MUNICIPAL BOND FUND               11
------------------------------------------------------------------
COLUMBIA GEORGIA INTERMEDIATE MUNICIPAL BOND FUND               16
------------------------------------------------------------------
COLUMBIA MARYLAND INTERMEDIATE MUNICIPAL BOND FUND              21
------------------------------------------------------------------
COLUMBIA NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND        26
------------------------------------------------------------------
COLUMBIA SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND        32
------------------------------------------------------------------
COLUMBIA TEXAS INTERMEDIATE MUNICIPAL BOND FUND                 38
------------------------------------------------------------------
COLUMBIA VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND              44
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     49
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       51

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                         54
     How orders are processed                                   58
  Financial intermediary payments                               62
  Distributions and taxes                                       64
  Legal matters                                                 66
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            67
------------------------------------------------------------------
HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION                 76
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   81
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. WENDY NORMAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 51.

THIS FUND AT A GLANCE

  - WHO SHOULD CONSIDER INVESTING: RESIDENTS OF CALIFORNIA

  - INCOME POTENTIAL: MODERATE

  - RISK POTENTIAL: MODERATE

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal and California state individual income taxes consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and California individual income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of the securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years.

When selecting individual investments, the portfolio manager:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if she believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

The portfolio manager also considers other factors. The portfolio manager reviews public policy issues that may affect the municipal bond market.

The portfolio manager may sell a security when she believes the security is overvalued, when there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia California Intermediate Municipal Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could be affected by the financial conditions of the state, and its local governments and public authorities.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer maturities tend to fall more in value when interest rates rise than fixed income securities with shorter maturities.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. Government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio manager believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on California municipal obligations, which generally are free from federal income tax and California state individual income tax, but may be subject to alternative minimum taxes and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes; however, such opinions are not binding on tax authorities. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by California and its municipalities, is more vulnerable to unfavorable developments in California than funds that invest in municipal bonds of many different states. Following an economic recession in 2001, the California economy began to improve in 2004 and continued to grow at a solid pace through 2005, resulting in higher-than-anticipated revenue growth. Most of the revenue growth, however, resulted from volatile sources such as business earnings and investment income, which could subside quickly should the California economy experience a more severe slowing than is currently anticipated in 2006 and 2007. In addition, California will likely encounter budget shortfalls following the 2006-07 fiscal year as it faces a number of economic risks and budgetary pressures, including a steeper-than-expected decline in California's real estate market and a sharper-than-expected rise in energy prices. It is unclear how the current economic conditions may affect the Fund. Adverse conditions affecting California generally could have an impact on the State and California municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2003     2004     2005
               ----     ----     ----
               3.52%    2.48%    1.83%



              *Year-to-date return as of June 30, 2006: -0.40%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 3RD QUARTER 2004:           3.14%
         WORST: 2ND QUARTER 2004:         -2.35%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman Brothers Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES                       1.83%     3.05%



         CLASS Z SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS       1.75%     2.91%



         CLASS Z SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS AND
           SALE OF FUND SHARES                                     2.51%     3.10%



         LEHMAN BROTHERS QUALITY INTERMEDIATE MUNICIPAL INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES OR TAXES)    1.66%     3.40%

      *THE INCEPTION DATE OF CLASS Z SHARES IS AUGUST 19, 2002. THE RETURN FOR
       THE INDEX SHOWN IS FROM AUGUST 31, 2002.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class Z shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.55%



         Other expenses(3)                                              0.12%
                                                                         -----



         Total annual Fund operating expenses                           0.67%



         Fee waivers and/or reimbursements                             (0.17)%
                                                                         -----



         Total net expenses(4)                                          0.50%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.40% and an administration fee of 0.15%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.40% for assets up to $500 million; 0.35% for assets in excess of $500 million and up to $1 billion; 0.32% for assets in excess of $1 billion and up to $1.5 billion; 0.29% for assets in excess of $1.5 billion and up to $3 billion; 0.28% for assets in excess of $3 billion and up to $6 billion; and 0.27% in excess of $6 billion.

      (3)Other expenses have been restated to reflect contractual changes to the fees paid by the Fund for transfer agency services effective April 1, 2006.

      (4)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figures shown here are after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this agreement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE




      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $51      $197      $356       $818

COLUMBIA FLORIDA INTERMEDIATE MUNICIPAL
BOND FUND

--------------------------------------------------------------------------------

YOU'LL FIND IMPORTANT INFORMATION REGARDING THE PROPOSED REORGANIZATION OF THE FUND ON PAGE 3.

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. SUSAN A. SANDERSON OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 51.

THIS FUND AT A GLANCE

  - WHO SHOULD CONSIDER INVESTING: RESIDENTS OF FLORIDA

  - INCOME POTENTIAL: MODERATE

  - RISK POTENTIAL: MODERATE

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal income and the Florida state intangibles taxes consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and Florida state intangibles tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years.

When selecting individual investments, the portfolio manager:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if he believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

The portfolio manager also considers other factors. He reviews public policy issues that may affect the municipal bond market.

The portfolio manager may sell a security when he believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Florida Intermediate Municipal Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities of the state of Florida, its public authorities and local governments. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer maturities tend to fall more in value when interest rates rise than fixed income securities with shorter maturities.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio manager believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on Florida municipal obligations, which generally is free from federal income tax and Florida state intangibles tax, but may be subject to alternative minimum taxes and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes; however, such opinions are not binding on tax authorities. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by Florida and its municipalities, is more vulnerable to unfavorable developments in Florida than funds that invest in municipal bonds of many different states. For example, the State's economy relies on various industries including retirement migration, tourism and agriculture, which have historically driven the economy, as well as high technology jobs, service sector jobs and international trade which complement the three traditional industries. Adverse conditions affecting these industries could have an impact on Florida municipal securities. In addition, unfunded State of Florida mandates, including, but not limited to, classroom size limits and increased security measures may have an adverse effect on the credit quality of certain of the issuers of Florida municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               3.74%    7.21%    5.38%   -0.59%    8.27%    4.78%    6.77%    3.86%    2.32%    1.78%



              *Year-to-date return as of June 30, 2006: -0.38%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 3RD QUARTER 2002:           3.18%
         WORST: 2ND QUARTER 2004:         -2.25%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman Brothers Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                         1 YEAR   5 YEARS   10 YEARS
         CLASS Z SHARES RETURNS BEFORE TAXES             1.78%     3.89%     4.32%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                 1.74%     3.87%     4.31%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES         2.47%     3.93%     4.34%



         LEHMAN BROTHERS QUALITY INTERMEDIATE MUNICIPAL
           INDEX (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                            1.66%     4.78%     5.02%

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class Z shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.55%



         Other expenses                                                 0.09%
                                                                         -----



         Total annual Fund operating expenses                           0.64%



         Fee waivers and/or reimbursements                             (0.14)%
                                                                         -----



         Total net expenses(3)                                          0.50%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.40% and an administration fee of 0.15%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.40% for assets up to $500 million; 0.35% for assets in excess of $500 million and up to $1 billion; 0.32% for assets in excess of $1 billion and up to $1.5 billion; 0.29% for assets in excess of $1.5 billion and up to $3 billion; 0.28% for assets in excess of $3 billion and up to $6 billion; and 0.27% in excess of $6 billion.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE




      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $51      $191      $343       $785

COLUMBIA GEORGIA INTERMEDIATE MUNICIPAL
BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. WENDY NORMAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 51.

THIS FUND AT A GLANCE

- WHO SHOULD CONSIDER INVESTING: RESIDENTS OF GEORGIA

- INCOME POTENTIAL: MODERATE

- RISK POTENTIAL: MODERATE

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal and Georgia state income taxes consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and Georgia individual income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years.

When selecting individual investments, the portfolio manager:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if he believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

The portfolio manager also considers other factors. The portfolio manager reviews public policy issues that may affect the municipal bond market.

The portfolio manager may sell a security when she believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(GRAPG GRAPHIC)    PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
                   Columbia Georgia Intermediate Municipal Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer maturities tend to fall more in value when interest rates rise than fixed income securities with shorter maturities.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio manager believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on Georgia municipal obligations, which generally is free from federal income tax and Georgia state individual income tax, but may be subject to alternative minimum taxes and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes; however, such opinions are not binding on tax authorities. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by Georgia and its municipalities, is more vulnerable to unfavorable developments in Georgia than funds that invest in municipal bonds of many different states. For example, the State's economy relies on various industries such as textiles, apparel, automobile production, real estate, tourism and construction. Adverse conditions affecting these industries could have an impact on Georgia municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               3.65%    7.19%    5.59%   -1.32%    8.30%    5.55%    6.29%    4.35%    3.13%    1.85%



              *Year-to-date return as of June 30, 2006: -0.04%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 3RD QUARTER 2004:           3.29%
         WORST: 2ND QUARTER 2004          -2.10%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman Brothers Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                         1 YEAR   5 YEARS   10 YEARS
         CLASS Z SHARES RETURNS BEFORE TAXES             1.85%     4.22%     4.42%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                 1.85%     4.22%     4.40%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES         2.60%     4.25%     4.44%



         LEHMAN BROTHERS QUALITY INTERMEDIATE MUNICIPAL
           INDEX (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                            1.66%     4.78%     5.02%

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class Z shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.55%



         Other expenses(3)                                              0.13%
                                                                         -----



         Total annual Fund operating expenses                           0.68%



         Fee waivers and/or reimbursements                             (0.18)%
                                                                         -----



         Total net expenses(4)                                          0.50%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.40% and an administration fee of 0.15%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.40% for assets up to $500 million; 0.35% for assets in excess of $500 million and up to $1 billion; 0.32% for assets in excess of 1 billion and up to $1.5 billion; 0.29% for assets in excess of $1.5 billion and up to $3 billion; 0.28% for assets in excess of $3 billion and up to $6 billion; and 0.27% in excess of $6 billion.

      (3)Other expenses have been restated to reflect contractual changes to the fees paid by the Fund for transfer agency services effective April 1, 2006.

      (4)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE




      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                       $51      $199      $361       $830

COLUMBIA MARYLAND INTERMEDIATE MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. WENDY NORMAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 51.

THIS FUND AT A GLANCE

- WHO SHOULD CONSIDER INVESTING: RESIDENTS OF MARYLAND

- INCOME POTENTIAL: MODERATE

- RISK POTENTIAL: MODERATE

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal and Maryland state income taxes consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and Maryland individual income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years.

When selecting individual investments, the portfolio manager:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if he believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

The portfolio manager also considers other factors. The portfolio manager reviews public policy issues that may affect the municipal bond market.

The portfolio manager may sell a security when she believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT
 OTHER RISKS OF INVESTING IN
 THIS FUND IN OTHER IMPORTANT
 INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Maryland Intermediate Municipal Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer maturities tend to fall more in value when interest rates rise than fixed income securities with shorter maturities.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio manager believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on Maryland municipal obligations, which generally is free from federal income tax and Maryland state individual income tax, but may be subject to alternative minimum taxes and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes; however, such opinions are not binding on tax authorities. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by Maryland and its municipalities, is more vulnerable to unfavorable developments in Maryland than funds that invest in municipal bonds of many different states. For example, Maryland's economy is more reliant on the government and service sectors than other states throughout the United States, and is particularly sensitive to changes in federal employment and spending. Adverse conditions affecting these sectors could have an impact on Maryland municipal securities. In addition, a slowing of the national economy, along with domestic and international developments, could have an adverse effect on Maryland's economy and fiscal integrity. Maryland enacted a balanced budget for fiscal year 2007. However, Maryland faces a structural deficit of approximately $200 million in fiscal 2008, growing up to $1.5 billion in 2011, which may require the State to increase taxes or further cut spending.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               3.64%    6.76%    5.30%   -0.83%    8.55%    4.66%    7.74%    3.59%    1.74%    1.14%



              *Year-to-date return as of June 30, 2006: -0.21%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 3RD QUARTER 2002:           3.80%
         WORST: 2ND QUARTER 2004:         -2.27%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman Brothers Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                         1 YEAR   5 YEARS   10 YEARS
         CLASS Z SHARES RETURNS BEFORE TAXES             1.14%     3.75%     4.19%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                 1.14%     3.75%     4.19%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES         2.08%     3.82%     4.23%



         LEHMAN BROTHERS QUALITY INTERMEDIATE MUNICIPAL
           INDEX (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                            1.66%     4.78%     5.02%

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class Z shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.55%



         Other expenses                                                 0.11%
                                                                         -----



         Total annual Fund operating expenses                           0.66%



         Fee waivers and/or reimbursements                             (0.16)%
                                                                         -----



         Total net expenses(3)                                          0.50%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.40% and an administration fee of 0.15%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.40% for assets up to $500 million; 0.35% for assets in excess of $500 million and up to $1 billion; 0.32% for assets in excess of $1 billion and up to $1.5 billion; 0.29% for assets in excess of $1.5 billion and up to $3 billion; 0.28% for assets in excess of $3 billion and up to $6 billion; and 0.27% in excess of $6 billion.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE




      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $51      $195      $352       $807

COLUMBIA NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. WENDY NORMAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 51.

THIS FUND AT A GLANCE

- WHO SHOULD CONSIDER INVESTING: RESIDENTS OF NORTH CAROLINA

- INCOME POTENTIAL: MODERATE

- RISK POTENTIAL: MODERATE

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal and North Carolina state income taxes consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and North Carolina individual income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years.

When selecting individual investments, the portfolio manager:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if he believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

The portfolio manager also considers other factors. The portfolio manager reviews public policy issues that may affect the municipal bond market.

The portfolio manager may sell a security when she believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia North Carolina Intermediate Municipal Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer maturities tend to fall more in value when interest rates rise than fixed income securities with shorter maturities.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio manager believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on North Carolina municipal obligations, which generally is free from federal income tax and North Carolina state individual income tax, but may be subject to alternative minimum taxes and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes; however, such opinions are not binding on tax authorities. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State specific risk is the chance that the Fund, because it invests primarily in securities issued by North Carolina and its municipalities, is more vulnerable to unfavorable developments in North Carolina than funds that invest in municipal bonds of many different states. The economic profile of the State consists of a combination of services, trade, agriculture, manufacturing and tourism. In recent years, the services and trade (wholesale and retail) industries have continued to grow while agriculture and manufacturing have declined. While a portion of these declines is attributable to general economic conditions, much is related to increased competition from cheap foreign labor. In April 2006, the unemployment rate in North Carolina was 4.3%, less than the average of 4.7%. The State and its municipalities are constitutionally required to enact and maintain a balanced budget. North Carolina and many of its municipalities have been able to maintain balanced budgets for fiscal year 2006 due to increased revenue collections. At the end of the 2005-2006 fiscal year (June 30, 2006), the State's tax revenues are expected to be $1.95 billion more than originally projected. This surplus revenue has helped North Carolina fund the rising Medicaid and school enrollment costs that have plagued the State's budget in the recent years. No significant tax increases are expected in fiscal year 2007, and the budgets passed by each chamber of the General Assembly by June 15, 2006 both include a decrease in the State sales tax of 0.25% and a decrease in the tax rate for the State's top income tax bracket. North Carolina's bonds continue to receive a AAA rating from two major rating services, and an Aa1 from a third, with a positive outlook. During the 2005-2006 fiscal year, the State issued $370 million in general obligation bonds (excluding refunding issues). At the end of fiscal year 2005, the State had general obligation bond debt of $5.69 billion. The State's total long-term debt outstanding of $6.43 billion is a 16.9% increase from the previous fiscal year end. These factors could have an impact on North Carolina state and municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               3.85%    7.22%    5.37%   -1.37%    8.59%    4.72%    8.13%    4.07%    3.07%    1.84%



              *Year-to-date return as of June 30, 2006: 0.02%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 3RD QUARTER 2002:           3.43%
         WORST: 2ND QUARTER 2004:         -2.24%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman Brothers Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                         1 YEAR   5 YEARS   10 YEARS
         CLASS Z SHARES RETURNS BEFORE TAXES             1.84%     4.34%     4.51%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                 1.84%     4.34%     4.50%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES         2.64%     4.35%     4.51%



         LEHMAN BROTHERS QUALITY INTERMEDIATE MUNICIPAL
           INDEX (REFLECTS NO DEDUCTION FOR FEES,
           EXPENSES OR TAXES)                            1.66%     4.78%     5.02%

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class Z shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                               Class Z
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.55%



         Other expenses                                                  0.12%
                                                                          ------



         Total annual Fund operating expenses                            0.67%



         Fee waivers and/or reimbursements                              (0.17)%
                                                                          ------



         Total net expenses(3)                                           0.50%
                                                                          ======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.40% and an administration fee of 0.15%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.40% for assets up to $500 million; 0.35% for assets in excess of $500 million and up to $1 billion; 0.32% for assets in excess of $1 billion and up to $1.5 billion; 0.29% for assets in excess of $1.5 billion and up to $3 billion; 0.28% for assets in excess of $3 billion and up to $6 billion; and 0.27% in excess of $6 billion.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE




      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $51      $197      $356       $818

COLUMBIA SOUTH CAROLINA INTERMEDIATE
MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. WENDY NORMAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 51.

THIS FUND AT A GLANCE

- WHO SHOULD CONSIDER INVESTING: RESIDENTS OF SOUTH CAROLINA

- INCOME POTENTIAL: MODERATE

- RISK POTENTIAL: MODERATE

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal and South Carolina state income taxes consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and South Carolina individual income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years.

When selecting individual investments, the portfolio manager:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if he believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

The portfolio manager also considers other factors. The portfolio manager reviews public policy issues that may affect the municipal bond market.

The portfolio manager may sell a security when she believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia South Carolina Intermediate Municipal Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer maturities tend to fall more in value when interest rates rise than fixed income securities with shorter maturities.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio manager believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on South Carolina municipal obligations, which generally is free from federal income tax and South Carolina state individual income tax, but may be subject to alternative minimum taxes and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes; however, such opinions are not binding on tax authorities. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by South Carolina and its municipalities, is more vulnerable to unfavorable developments in South Carolina than funds that invest in municipal bonds of many different states. In recent years, South Carolina's economy, which has tended to depend upon the national economy, has primarily relied upon agriculture, manufacturing and related industries, tourism, business services, international trade industries, health care and durable goods manufacturing. Adverse conditions affecting any of these industries could have an impact on South Carolina municipal securities. The unemployment rate in South Carolina during 2005 was 1.7 percent higher than the national unemployment rate. General Fund Revenues for the fiscal year ended June 30, 2001 were $6.010 billion; for the fiscal year ended June 30, 2002 were $5.763 billion; for the fiscal year ended June 30, 2003 were $5.846 billion; for the fiscal year ended June 30, 2004 were $6.131 billion; and for the fiscal year ended June 30, 2005 were $6.673 billion.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               3.96%    6.83%    5.54%   -1.12%    8.71%    5.02%    6.85%    5.27%    3.31%    2.14%



              *Year-to-date return as of June 30, 2006: -0.08%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 3RD QUARTER 2004:           3.43%
         WORST: 2ND QUARTER 2004:         -2.24%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman Brothers Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                         1 YEAR   5 YEARS   10 YEARS
         CLASS Z SHARES RETURNS BEFORE TAXES             2.14%     4.51%     4.62%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                 2.04%     4.45%     4.58%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES         2.95%     4.51%     4.63%



         LEHMAN BROTHERS QUALITY INTERMEDIATE MUNICIPAL
           INDEX (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                            1.66%     4.78%     5.02%

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class Z shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.55%



         Other expenses                                                 0.09%
                                                                         -----



         Total annual Fund operating expenses                           0.64%



         Fee waivers and/or reimbursements                             (0.14)%
                                                                         -----



         Total net expenses(3)                                          0.50%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.40% and an administration fee of 0.15%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.40% for assets up to $500 million; 0.35% for assets in excess of $500 million and up to $1 billion; 0.32% for assets in excess of $1 billion and up to $1.5 billion; 0.29% for assets in excess of $1.5 billion and up to $3 billion; 0.28% for assets in excess of $3 billion and up to $6 billion; and 0.27% in excess of $6 billion.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $51      $191      $343       $785

COLUMBIA TEXAS INTERMEDIATE MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

YOU'LL FIND IMPORTANT INFORMATION REGARDING THE PROPOSED REORGANIZATION OF THE FUND ON PAGE 3.

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. WENDY NORMAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 51.

THIS FUND AT A GLANCE

- WHO SHOULD CONSIDER INVESTING: RESIDENTS OF TEXAS

- INCOME POTENTIAL: MODERATE

- RISK POTENTIAL: MODERATE

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal income tax consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years.

When selecting individual investments, the portfolio manager:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if she believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

The portfolio manager also considers other factors. She reviews public policy issues that may affect the municipal bond market.

The portfolio manager may sell a security when she believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Texas Intermediate Municipal Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities of the state of Texas, its public authorities and local governments. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer maturities tend to fall more in value when interest rates rise than fixed income securities with shorter maturities.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio manager believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on Texas municipal securities, which generally is free from federal income tax, but may be subject to the federal alternative minimum tax, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes; however, such opinions are not binding on tax authorities. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by Texas and its municipalities, is more vulnerable to unfavorable developments in Texas than funds that invest in municipal bonds of many different states. For example, important sectors of the State's economy include the oil and gas industry (including drilling, production, refining, chemicals and energy-related manufacturing) and high technology manufacturing (including computers, electronics and telecommunications equipment), along with an increasing emphasis on international trade. Each of these sectors has from time to time suffered from economic downturns. Adverse conditions in one or more of these sectors could have an adverse impact on Texas municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               3.65%    7.12%    5.41%   -1.19%    8.53%    4.98%    7.32%    4.83%    3.22%    1.93%



              *Year-to-date return as of June 30, 2006: -0.14%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 3RD QUARTER 2002:           3.31%
         WORST: 2ND QUARTER 2004:         -1.98%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class Z shares' average total returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman Brothers Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                         1 YEAR   5 YEARS   10 YEARS
         CLASS Z SHARES RETURNS BEFORE TAXES             1.93%     4.44%     4.55%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                 1.76%     4.39%     4.51%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES         2.82%     4.44%     4.55%



         LEHMAN BROTHERS QUALITY INTERMEDIATE MUNICIPAL
           INDEX (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                            1.66%     4.78%     5.02%

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class Z shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.55%



         Other expenses                                                 0.08%
                                                                         -----



         Total annual Fund operating expenses                           0.63%



         Fee waivers and/or reimbursements                             (0.13)%
                                                                         -----



         Total net expenses(3)                                          0.50%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.40% and an administration fee of 0.15%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.40% for assets up to $500 million; 0.35% for assets in excess of $500 million and up to $1 billion; 0.32% for assets in excess of $1 billion and up to $1.5 billion; 0.29% for assets in excess of $1.5 billion and up to $3 billion; 0.28% for assets in excess of $3 billion and up to $6 billion; and 0.27% in excess of $6 billion.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE




      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $51      $189      $338       $774

COLUMBIA VIRGINIA INTERMEDIATE MUNICIPAL
BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. WENDY NORMAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 51.

THIS FUND AT A GLANCE

- WHO SHOULD CONSIDER INVESTING: RESIDENTS OF VIRGINIA

- INCOME POTENTIAL: MODERATE

- RISK POTENTIAL: MODERATE

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal and Virginia state income taxes consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and Virginia individual income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years.

When selecting individual investments, the portfolio manager:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if he believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

The portfolio manager also considers other factors. The portfolio manager reviews public policy issues that may affect the municipal bond market.

The portfolio manager may sell a security when she believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Virginia Intermediate Municipal Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer maturities tend to fall more in value when interest rates rise than fixed income securities with shorter maturities.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio manager believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX-CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on Virginia municipal obligations, which generally is free from federal income tax and Virginia state individual income tax, but may be subject to alternative minimum taxes and other state and local taxes. Any portion of a distribution that comes from income from other sources such as income from other kinds of securities or from realized capital gains, including from the sale of municipal obligations, generally is subject to federal income tax and may be subject to Virginia state and income taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.
      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by Virginia and its municipalities, is more vulnerable to unfavorable developments in Virginia than funds that invest in municipal bonds of many different states. Governmental revenue collections for Virginia's fiscal year ended June 30, 2005 increased by approximately 17.4% over the fiscal year 2004, producing a revenue surplus for fiscal year 2005, and a 175% general fund balance increase of approximately $783 million (on a GAAP basis) compared to the general fund balance at the end of the 2004 fiscal year. The 2006-2008 budget passed by the Virginia legislature would fully fund the state's Revenue Stabilization Fund at $1.3 billion in 2008. Virginia has experienced annual non-farm employment increases since 2003, with a slight reduction in the rate of increase in employment in the first four months of 2006. The Virginia unemployment rate was reported at 3% in May 2006. Virginia has a diversified economy, with significant concentrations in professional services, government-related employment, trade and transportation, and recent growth in tourism and high-technology. Adverse conditions affecting these industries could have a significant impact on Virginia municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               3.82%    6.83%    5.46%   -1.01%    8.70%    4.99%    7.79%    4.25%    3.01%    1.50%



              *Year-to-date return as of June 30, 2006: -0.36%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 3RD QUARTER 2002:           3.49%
         WORST: 2ND QUARTER 2004:         -1.88%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman Brothers Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                     1 YEAR   5 YEARS   10 YEARS
         CLASS Z SHARES RETURNS BEFORE TAXES          1.50%    4.29%     4.50%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                              1.49%    4.28%     4.49%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES      2.32%    4.30%     4.51%



         LEHMAN BROTHERS QUALITY INTERMEDIATE
           MUNICIPAL INDEX (REFLECTS NO DEDUCTIONS
           FOR FEES, EXPENSES OR TAXES)               1.66%    4.78%     5.02%

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class Z shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.55%



         Other expenses                                                 0.07%
                                                                         -----



         Total annual Fund operating expenses                           0.62%



         Fee waivers and/or reimbursements                             (0.12)%
                                                                         -----



         Total net expenses(3)                                          0.50%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.40% and an administration fee of 0.15%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.40% for assets up to $500 million; 0.35% for assets in excess of $500 million and up to $1 billion; 0.32% for assets in excess of $1 billion and up to $1.5 billion; 0.29% for assets in excess of $1.5 billion and up to $3 billion; 0.28% for assets in excess of $3 billion and up to $6 billion; and 0.27% in excess of $6 billion.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE




      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $51      $186      $334       $763

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Fund's investment objective, principal investment strategies and risks in the descriptions starting on page
5. The following are some other risks and information you should consider before you invest:

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. The 80% Policy and other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund that is not already a feeder fund may become a feeder fund if the Board decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio manager or portfolio management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      - INVESTMENT IN COLUMBIA MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Funds may invest their assets in the Columbia Money Market Funds. The Adviser and its affiliates are entitled to receive fees from the Columbia Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. The Adviser may waive fees which it is entitled to receive from either the Columbia Money Market Funds or the Funds.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, distribution, administration, shareholder servicing, transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Columbia Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Columbia Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI and on the Columbia Funds' website. In addition, a complete list of each Fund's portfolio holdings for each calendar quarter will be available on the Columbia Funds website at www.columbiafunds.com under Fund Portfolio Data, 60 calendar days following each quarter-end and will remain posted on the website until the Fund files its next Form N-CSR or Form N-Q.

      - PORTFOLIO TURNOVER -- A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxable to individual shareholders at higher rates than long-term capital gains for federal income tax purposes. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The annual portfolio turnover rate for Columbia California Intermediate Municipal Bond Fund is expected to be no more than 91%. You'll find the portfolio turnover rates for each other Fund in FINANCIAL HIGHLIGHTS.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- Each Fund may incur significant transaction costs that are in addition to the total annual Fund operating expenses disclosed in the fee tables. These transaction costs are made up of all the costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Fund's transaction costs are not.

How the Funds are managed
(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER (COLUMBIA MANAGEMENT ADVISORS, LLC) AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 100 mutual fund portfolios in the Columbia Funds Family, including the Funds described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities and money market instruments. The Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions.

Columbia Management currently has approximately $312 billion in assets under management, which consists of assets under the discretionary management of both the Adviser and Columbia Wanger Asset Management, L.P.

The table below tells you which portfolio managers are responsible for making the day-to-day investment decisions for each Fund. The professional biographies of the portfolio managers follow the table. The SAI provides additional information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

  FUND                                                       PORTFOLIO MANAGERS
  COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND       WENDY NORMAN



  COLUMBIA FLORIDA INTERMEDIATE MUNICIPAL BOND FUND          SUSAN A. SANDERSON



  COLUMBIA GEORGIA INTERMEDIATE MUNICIPAL BOND FUND          WENDY NORMAN



  COLUMBIA MARYLAND INTERMEDIATE MUNICIPAL BOND FUND         WENDY NORMAN



  COLUMBIA NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND   WENDY NORMAN



  COLUMBIA SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND   WENDY NORMAN



  COLUMBIA TEXAS INTERMEDIATE MUNICIPAL BOND FUND            WENDY NORMAN



  COLUMBIA VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND         WENDY NORMAN

                                                      BUSINESS EXPERIENCE
  PORTFOLIO MANAGER  LENGTH OF SERVICE WITH FUND      DURING PAST FIVE YEARS
  -----------------  -------------------------------  ----------------------------
  SUSAN A.           COLUMBIA FLORIDA INTERMEDIATE    COLUMBIA MANAGEMENT -- SINCE
  SANDERSON          MUNICIPAL BOND FUND SINCE        1985
                     SEPTEMBER 2005



  WENDY NORMAN       COLUMBIA CALIFORNIA              COLUMBIA MANAGEMENT --
                     INTERMEDIATE MUNICIPAL BOND      PORTFOLIO MANAGER SINCE 1993
                     FUND SINCE NOVEMBER 2004
                     COLUMBIA GEORGIA INTERMEDIATE
                     MUNICIPAL BOND FUND SINCE
                     JANUARY 2006
                     COLUMBIA MARYLAND INTERMEDIATE
                     MUNICIPAL BOND FUND SINCE
                     JANUARY 2006
                     COLUMBIA NORTH CAROLINA
                     INTERMEDIATE MUNICIPAL BOND
                     FUND SINCE JANUARY 2006
                     COLUMBIA SOUTH CAROLINA
                     INTERMEDIATE MUNICIPAL BOND
                     FUND SINCE JANUARY 2006
                     COLUMBIA TEXAS INTERMEDIATE
                     MUNICIPAL BOND FUND SINCE 2000
                     COLUMBIA VIRGINIA INTERMEDIATE
                     MUNICIPAL BOND FUND SINCE
                     FEBRUARY 2006

Columbia Funds pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with the Adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

The Adviser has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2007. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that the Adviser will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees the Adviser can receive, along with the actual advisory fees the Adviser and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements. Certain Funds have a breakpoint schedule for their advisory fees. Please refer to the fee tables of the Funds for the specifics of any applicable breakpoint schedule.

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND        0.40%        0.40%



  COLUMBIA FLORIDA INTERMEDIATE MUNICIPAL BOND FUND           0.40%        0.40%



  COLUMBIA GEORGIA INTERMEDIATE MUNICIPAL BOND FUND           0.40%        0.40%



  COLUMBIA MARYLAND INTERMEDIATE MUNICIPAL BOND FUND          0.40%        0.40%



  COLUMBIA NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND    0.40%        0.40%



  COLUMBIA SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND    0.40%        0.40%



  COLUMBIA TEXAS INTERMEDIATE MUNICIPAL BOND FUND             0.40%        0.40%



  COLUMBIA VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND          0.40%        0.40%




INVESTMENT SUB-ADVISER

Columbia Funds and the Adviser may engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and the Funds have applied for relief from the SEC to permit the Funds to act on many of the Adviser's recommendations with approval only by the Board and not by Fund shareholders. The Adviser or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Fund obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

OTHER SERVICE PROVIDERS

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02111-2621

--------------------------------------------------------------------------------


The Funds are distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer, and an indirect, wholly-owned subsidiary of Bank of America Corporation.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------


Columbia Management Advisors, LLC is the administrator of the Funds (Administrator), and is responsible for overseeing the administrative operations of the Funds. The Funds pay the Administrator a fee of 0.15% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc. is the transfer agent for the Funds' shares (Transfer Agent), and is an indirect, wholly-owned subsidiary of Bank of America Corporation. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares
(BUYING, SELLING AND TRANSFERRING GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


This prospectus offers Class Z shares of the Funds. Here are some general rules about this class of shares:

  - Class Z shares are available to certain eligible investors. The eligible investors described below are subject to different minimum initial investment requirements. Eligible investors and their applicable investment minimums are as follows:

NO MINIMUM INITIAL INVESTMENT


  - Any client of Bank of America Corporation or a subsidiary purchasing shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America Corporation or the subsidiary;

  - Any group retirement plan, including defined benefit and defined contribution plans such as: 401(k), 403(b), and 457(b) plans (but excluding individual retirement accounts (IRAs)), for which an intermediary or other entity provides services and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent;

  - Any investor purchasing through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code; or

  - Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

$1,000 MINIMUM INITIAL INVESTMENT


  - Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares;
    (ii) who held Primary A shares prior to the share class re-titling on August 22, 2005 (iii) who holds Class A shares that were obtained by exchange of Class Z shares; or (iv) who purchased certain no-load shares of a fund merged with a fund distributed by the Distributor;

  - Any trustee or director (or family member of a trustee or director) of any fund distributed by the Distributor;

  - Any employee (or family member of an employee) of Bank of America Corporation or a subsidiary;

  - Any investor participating in an account offered by an intermediary or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor purchasing through an intermediary must independently satisfy the $1,000 minimum investment requirement);

  - Any institutional investor which is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization; which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933; or

  - Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, purchasing shares for its own account, including Bank of America Corporation, its affiliates, or subsidiaries.

Columbia Funds reserves the right to change the criteria for eligible investors and the investment minimums. No minimum investment applies to accounts participating in the automatic investment plan; however, each investment requires a $50 minimum purchase. Columbia Funds also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

You'll find more information about buying, selling and exchanging Class Z shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.345.6611 if you have any questions, or you need help placing an order.

Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Class Z shares. Certain financial institutions and intermediaries that offer Class Z shares may have policies that clients holding Class Z shares through the financial institution or intermediary will automatically have their holdings converted to Class A shares at the time that they move their relationship away from the financial institution or intermediary. Generally, no sales charges or other charges will apply to such a conversion, however an investor should contact their financial institution or intermediary to learn the details of any such policy and also should talk to their tax adviser about the tax consequences of any such automatic conversion. In addition, Class A shares have higher operating costs which can reduce total returns.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of a Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing." The Funds are not intended as vehicles for market timing. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Funds to implement their market timing strategies. Columbia Funds' Board has adopted policies and procedures with respect to market timing activity as discussed below.

Market timing may negatively impact long-term performance of a Fund by requiring it to maintain a larger percentage of assets in cash or to liquidate portfolio holdings at a disadvantageous time. Market timing could increase a Fund's expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, and large asset fluctuations that could diminish a Fund's ability to provide the maximum investment return to all participants. Certain Funds may be more susceptible to these negative effects of market timing. For example, Funds that invest principally in foreign securities may be more susceptible to arbitrage opportunities resulting from mispricing due to time zone differences among international financial markets. Market timers seek potential price differentials that may occur with securities that trade in a different time zone. Funds that invest principally in small- and mid-capitalization securities may be more susceptible to arbitrage opportunities due to the less liquid nature of smaller company securities. Fair value pricing may reduce these arbitrage opportunities.

Columbia Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if Columbia Funds detects that a shareholder has conducted two "round trips" (as defined below) in a Fund (other than a Columbia Money Market Fund, Columbia Short Term Bond Fund or Columbia Short Term Municipal Bond Fund) that are deemed material by Columbia Funds in any 28-day period, Columbia Funds will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a Columbia Money Market Fund, Columbia Short Term Bond Fund or Columbia Short Term Municipal Bond Fund). In addition, if Columbia Funds determines that any person, group or account has engaged in any type of market timing activity (independent of the two round trip limit) Columbia Funds may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund. In any event, Columbia Funds also retains the right to reject any order to buy or exchange shares as discussed in the section BUYING, SELLING AND EXCHANGING SHARES - HOW ORDERS ARE PROCESSED and also retains the right to modify these market timing policies at any time without prior notice to shareholders.

The rights of shareholders to redeem shares of a Fund are not affected by any of these limits. However, certain Funds impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 60 days of their purchase. Please refer to the section ABOUT YOUR INVESTMENT - INFORMATION FOR
INVESTORS - REDEMPTION FEES in the prospectus for your Fund to determine if a redemption fee might be applicable to your shares.

For these purposes, a "round trip" is a purchase by any means into a Fund followed by a redemption, of any amount, by any means out of the same Fund. Under this definition, an exchange into a Fund followed by an exchange out of the same Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Systematic Investment Plan, Automatic Withdrawal Plan, Automatic Exchange Feature or similar automated plans generally are not subject to the two round trip limit. The two round trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Columbia Funds. However, there can be no assurance that these policies and procedures, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. Columbia Funds typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Columbia Funds practices discussed above. Consequently, there is the risk that Columbia Funds may not be able to do anything in response to market timing that occurs in a Fund which may result in certain shareholders being able to market time a Fund while the shareholders in that Fund bear the burden of such activities.

Columbia Funds seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither Columbia Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or transfers.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED


All transactions are based on a Fund's net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN A FUND


The value of a Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in a Fund. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. For example, securities which may be subject to fair valuation include, but are not limited to: (1) restricted securities for which a pricing service is unable to provide a market price; (2) securities whose trading has been formally suspended; (3) debt securities that have gone into default and for which there is no current market quotation; and
(4) a security whose market price is not available from a pre-established pricing service. In addition, the Funds may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which a Fund's share price is calculated. Foreign exchanges typically close before the time as of which Fund share prices are calculated, and may be closed altogether on some days a Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when a Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Columbia Funds has retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international equity securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by a Fund could change on days when Fund shares cannot be bought or sold.

HOW ORDERS ARE PROCESSED


Orders to buy, sell or exchange shares are processed on business days. Orders to buy, sell or exchange shares may be delivered to the Transfer Agent by telephone, in writing or through the internet. For more information on account and trading restrictions and special sign-up procedures for internet transactions, please call us at 1.800.345.6611. The Transfer Agent has procedures in place to authenticate electronic instructions. You will be asked to accept the terms of an online agreement and utilize a password for internet services.

Orders received in good order by the Fund, Distributor, Transfer Agent or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. We will not be liable for following telephone instructions that we reasonably believe are genuine.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Class Z shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we reserve the right to cancel your order. We'll return any payment received for orders that have been cancelled.

        - Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We don't issue certificates.

        - Financial institutions and intermediaries are responsible for recording the beneficial ownership of the shares of their clients, and for reporting this ownership on account statements they send to their clients.

SYSTEMATIC INVESTMENT PLAN
You can make regular purchases in the amount of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - You can buy shares any day of the month on a monthly, quarterly or semi-annual basis.

  - Some exceptions apply to employees of Bank of America and its affiliates. For details, please contact your investment professional.


(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - You can sell up to an aggregate of $100,000 of shares by check via the telephone or through the internet in a 30-day period if you qualify for telephone or internet orders.

        - If you paid for your shares by check, we'll hold the sale proceeds when you sell those shares for at least 10 days after the trade date of the purchase.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), or your account may be subject to an annual fee of $10. The Transfer Agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty.

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you.

        - under certain other circumstances allowed under the 1940 Act.

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw funds any day of the month on a monthly, quarterly or semi-annual basis.

Here's how the plan works:

  - Your account balance must be at least $5,000 to set up the plan. Certain fee based accounts are not subject to the $5,000 requirement.

  - If you set up the plan after you've opened your account, your signature must be Medallion Guaranteed.

  - We'll send you a check or deposit the money directly in your bank account.

  - You can cancel the plan by giving your selling agent or us 30 days' notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------



(EXCHANGING SHARES EXCHANGING SHARES
  GRAPHIC)

      You can generally sell shares of a Fund to buy shares of another Columbia Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - You can exchange Class Z shares of a Fund for Class Z shares of any other Fund distributed by the Distributor. Some exceptions apply.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

AUTOMATIC EXCHANGE FEATURE
The Automatic Exchange Feature lets you exchange $100 or more of Class Z shares any day of the month. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to the Transfer Agent in writing or call 1.800.345.6611.

  - If you set up your plan to exchange more than $100,000 you must have your signature Medallion Guaranteed.

  - You can choose to have us transfer your money on any day of the month.

  - The rules for making exchanges apply to automatic exchanges.

Financial intermediary payments
(PERCENT GRAPHIC)

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

--------------------------------------------------------------------------------


The Distributor or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor or one of its affiliates. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by the Distributor attributable to that financial intermediary, gross sales of the mutual funds distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the support payments to any one financial intermediary are generally expected to be between 0.02% and 0.10% (between 0.03% and 0.12% in the case of the Columbia Money Market Funds) on an annual basis for payments based on average net assets of the Funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds (other than the Columbia Money Market Funds) attributable to the financial intermediary. The Distributor or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in the Fund.

Payments may also be made to certain financial intermediaries, including other Bank of America affiliates, that provide investor services to retirement plans and other investment programs to compensate financial intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.40% of the total Fund assets in the program on an annual basis. The Board has authorized the Funds to reimburse the Transfer Agent for amounts paid to financial intermediaries that maintain assets in omnibus accounts, subject to an annual cap of 0.11% of net assets maintained in such accounts. The amounts in excess of that reimbursed by a Fund will be borne by the Distributor or its affiliates.

The Distributor or its affiliates may make other payments or allow promotional incentives to financial intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

Amounts paid by the Distributor or its affiliates are paid out of the Distributor's or its affiliates' own revenue and do not increase the amount paid by you or your Fund. You can find further details about the payments made by the Distributor or its affiliates and the services provided by financial intermediaries as well as a list of the financial intermediaries to which the

Distributor or its affiliates has agreed to make marketing support payments in the SAI, which can be obtained at www.columbiafunds.com or by calling
1.800.345.6611. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from the Distributor and its affiliates and any services it provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular Fund or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.

Distributions and taxes

(TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME,
THE POWER OF COMPOUNDING HAS
THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU
REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------

ABOUT DISTRIBUTIONS


A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, the gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain, if any, to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares and is called a distribution.

All of the Funds distribute any net realized capital gain at least once a year. The Funds normally declare distributions of net investment income daily and pay them monthly. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily distribution Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Funds) or trade date (all other Funds), and net realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover or by calling us at
1.800.345.6611. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the same Fund.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Fund shares shortly before the Fund makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which may be subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the realized gain. This distribution is subject to tax. The Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions that come from a Fund's tax-exempt interest income are generally free from federal income tax. These distributions generally are not subject to state individual income tax if a Fund invests primarily in securities from that state or its subdivisions. For example, you generally won't be subject to California state individual income tax on distributions that come from Columbia California Municipal Bond Fund's investments in California state and local municipal obligations. You may, however, be subject to other state and local taxes on these distributions. A portion of these distributions may also be subject to alternative minimum taxes. Texas doesn't impose state income tax.

Any distributions that come from taxable income or net realized capital gain are generally subject to tax. Distributions that come from any taxable interest income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of net long-term capital gain, if any, generally are taxable to you as long-term capital gain. An individual's net long-term capital gain is taxed at a maximum 15% rate of tax. A Fund's long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund's sales and exchanges. Absent further legislation, those reduced rates of tax will expire after December 31, 2010.

No other Fund distributions are expected to qualify for reduced taxation under the Internal Revenue Code. Corporate shareholders generally will not be able to deduct any distributions from a Fund when determining their taxable income.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and your federal tax status. Foreign, state and local taxes may also apply to distributions.

WITHHOLDING TAX

We're required by federal law to withhold tax on any taxable distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you're otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied as a credit against your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

Your redemptions (including redemptions paid in securities) and exchanges of Fund shares usually will result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held such Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

Legal matters

On February 9, 2005, the Adviser and Distributor entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, the Adviser and Distributor have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. The Adviser and Distributor are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Columbia Funds Series Trust (formerly known as Nations Funds Trust), its Board of Trustees, Bank of America Corporation and certain of its affiliates, including the Adviser and Distributor (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and other cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Funds Series Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds Series Trust against BAC and others that asserts claims under the federal securities laws and state common law. Columbia Funds Series Trust is a nominal defendant in this action.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of these actions. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Columbia Funds shareholders and/or the Columbia Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for preliminary approval.

Separately, several putative class actions have been filed against Columbia Funds Series Trust, Bank of America Corporation and certain of its affiliates, and others, in various federal courts relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. (George Siepel, et al. v. Bank of America, Columbia Funds Series Trust, et al., instituted December 28, 2005, U.S. District Court, E.D. Mo.; Luleff v. Bank of America, Columbia Funds Series Trust, William Carmichael, et al., instituted February 22, 2006, U.S. District Court, S.D. NY.) The suits allege various claims including state law claims for breach of fiduciary duty, breach of contract, unjust enrichment and violations of federal securities laws and seek damages and other remedies.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights tables are designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the Funds' financial statements, is included in the Funds' annual report. The independent registered public accounting firm's report and the Funds' financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

COLUMBIA CALIFORNIA INTERMEDIATE
MUNICIPAL BOND FUND
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                 YEAR ENDED                YEAR ENDED                YEAR ENDED
  CLASS Z SHARES*                                 03/31/06                  03/31/05                  03/31/04
  OPERATING PERFORMANCE:
  Net asset value, beginning of period             $9.61                     $9.99                     $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                     0.34                      0.33                      0.34
  Net realized and unrealized gain/(loss)
   on investments                                  (0.09)                    (0.27)                     0.05
  Net increase/(decrease) in net asset
   value from operations                            0.25                      0.06                      0.39
  LESS DISTRIBUTIONS:
  Dividends from net investment income             (0.34)                    (0.33)                    (0.34)
  Distributions from net realized gains            (0.05)                    (0.11)                    (0.06)
  Total dividends and distributions                (0.39)                    (0.44)                    (0.40)
  Net asset value, end of period                   $9.47                     $9.61                     $9.99
  TOTAL RETURN++(C)                                2.63%                     0.59%                     3.99%
  RATIOS TO AVERAGE NET
   ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $122,286                  $116,533                  $128,957
  Ratio of operating expenses to average
   net assets(a)                                  0.50%(b)                   0.50%                     0.50%
  Ratio of net investment income/(loss)
   to average net assets                          3.55%(b)                   3.32%                     3.40%
  Portfolio turnover rate                           35%                       26%                       12%
  Ratio of operating expenses to average
   net assets without waivers and/or
   expense reimbursements                         0.68%(b)                   0.78%                     0.74%

                                                 PERIOD ENDED
  CLASS Z SHARES*                                  03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of period              $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                      0.22
  Net realized and unrealized gain/(loss)
   on investments                                    0.07
  Net increase/(decrease) in net asset
   value from operations                             0.29
  LESS DISTRIBUTIONS:
  Dividends from net investment income              (0.22)
  Distributions from net realized gains             (0.07)
  Total dividends and distributions                 (0.29)
  Net asset value, end of period                    $10.00
  TOTAL RETURN++(C)                                 2.94%
  RATIOS TO AVERAGE NET
   ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)             $124,009
  Ratio of operating expenses to average
   net assets(a)                                    0.50%+
  Ratio of net investment income/(loss)
   to average net assets                            3.61%+
  Portfolio turnover rate                            19%
  Ratio of operating expenses to average
   net assets without waivers and/or
   expense reimbursements                           0.77%+

* Columbia California Intermediate Municipal Bond Fund Class Z shares commenced operations on August 19, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(c) If the Fund's investment adviser had not reimbursed a portion of expenses, total return would have been reduced.

COLUMBIA FLORIDA INTERMEDIATE
MUNICIPAL BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.47               $10.87               $10.81               $10.55
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.39                 0.38                 0.41                 0.46
  Net realized and unrealized gain/(loss)
    on investments                              (0.13)               (0.37)                0.06                 0.26
  Net increase/(decrease) in net asset
    value from operations                        0.26                 0.01                 0.47                 0.72
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.39)               (0.38)               (0.41)               (0.46)
  Distributions from net realized gains         (0.03)               (0.03)                 --                   --
  Total dividends and distributions             (0.42)               (0.41)               (0.41)               (0.46)
  Net asset value, end of year                  $10.31               $10.47               $10.87               $10.81
  TOTAL RETURN++(C)                              2.46%                0.07%                4.43%                6.94%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $202,913             $155,470             $205,937             $216,624
  Ratio of operating expenses to average
    net assets(a)                              0.50%(b)               0.50%                0.50%                0.50%
  Ratio of net investment income/(loss)
    to average net assets                      3.73%(b)               3.57%                3.78%                4.29%
  Portfolio turnover rate                         13%                  5%                   25%                  20%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.64%(b)               0.72%                0.71%                0.72%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.70
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.50
  Net realized and unrealized gain/(loss)
    on investments                               (0.15)
  Net increase/(decrease) in net asset
    value from operations                         0.35
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.50)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.50)
  Net asset value, end of year                   $10.55
  TOTAL RETURN++(C)                               3.28%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $211,928
  Ratio of operating expenses to average
    net assets(a)                                 0.50%
  Ratio of net investment income/(loss)
    to average net assets                         4.65%
  Portfolio turnover rate                          15%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.73%

* Effective April 1, 2001, Columbia Florida Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class Z shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.61% to 4.65%.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(c) If the Fund's investment adviser and/or distributor had not reimbursed a portion of expenses, total return would have been reduced.

COLUMBIA GEORGIA INTERMEDIATE
MUNICIPAL BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.66               $10.98               $10.92               $10.69
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.43                 0.43                 0.45                 0.49
  Net realized and unrealized gain/(loss)
    on investments                              (0.15)               (0.32)                0.06                 0.23
  Net increase/(decrease) in net asset
    value from operations                        0.28                 0.11                 0.51                 0.72
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.43)               (0.43)               (0.45)               (0.49)
  Total dividends and distributions             (0.43)               (0.43)               (0.45)               (0.49)
  Net asset value, end of year                  $10.51               $10.66               $10.98               $10.92
  TOTAL RETURN++(C)                              2.63%                1.05%                4.73%                6.81%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $102,259             $114,652             $133,207             $150,797
  Ratio of operating expenses to average
    net assets(a)                              0.50%(b)               0.50%                0.50%                0.50%
  Ratio of net investment income/(loss)
    to average net assets                      4.04%(b)               4.01%                4.08%                4.47%
  Portfolio turnover rate                         12%                  8%                   11%                  15%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.69%(b)               0.75%                0.73%                0.73%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.82
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.50
  Net realized and unrealized gain/(loss)
    on investments                               (0.13)
  Net increase/(decrease) in net asset
    value from operations                         0.37
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.50)
  Total dividends and distributions              (0.50)
  Net asset value, end of year                   $10.69
  TOTAL RETURN++(C)                               3.50%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $134,638
  Ratio of operating expenses to average
    net assets(a)                                 0.50%
  Ratio of net investment income/(loss)
    to average net assets                         4.65%
  Portfolio turnover rate                          6%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.76%

* Effective April 1, 2001, Columbia Georgia Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class Z shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.61% to 4.65%.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(c) If the Fund's investment adviser had not reimbursed a portion of expenses, total return would have been reduced.

COLUMBIA MARYLAND INTERMEDIATE
MUNICIPAL BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.78               $11.23               $11.22               $10.84
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.41                 0.41                 0.45                 0.47
  Net realized and unrealized gain/(loss)
    on investments                              (0.21)               (0.44)                --##                 0.38
  Net increase/(decrease) in net asset
    value from operations                        0.20                (0.03)                0.45                 0.85
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.41)               (0.42)               (0.44)               (0.47)
  Total dividends and distributions             (0.41)               (0.42)               (0.44)               (0.47)
  Net asset value, end of year                  $10.57               $10.78               $11.23               $11.22
  TOTAL RETURN++(C)                              1.84%               (0.27)%               4.05%                7.95%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $148,553             $153,653             $188,400             $192,668
  Ratio of operating expenses to average
    net assets(a)                              0.50%(b)               0.50%                0.50%                0.50%
  Ratio of net investment income/(loss)
    to average net assets                      3.84%(b)               3.79%                3.89%                4.22%
  Portfolio turnover rate                         24%                  2%                   19%                  15%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.66%(b)               0.73%                0.72%                0.72%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $11.01
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.50
  Net realized and unrealized gain/(loss)
    on investments                               (0.17)
  Net increase/(decrease) in net asset
    value from operations                         0.33
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.50)
  Total dividends and distributions              (0.50)
  Net asset value, end of year                   $10.84
  TOTAL RETURN++(C)                               3.02%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $172,600
  Ratio of operating expenses to average
    net assets(a)                                 0.50%
  Ratio of net investment income/(loss)
    to average net assets                         4.54%
  Portfolio turnover rate                          16%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.74%

* Effective April 1, 2001, Columbia Maryland Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class Z shares was to increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.49% to 4.54%.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(c) If not reimbursed a portion of expenses, total return would have been reduced.

COLUMBIA NORTH CAROLINA
INTERMEDIATE MUNICIPAL BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.56               $10.87               $10.85               $10.43
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.43                 0.43                 0.44                 0.46
  Net realized and unrealized gain/(loss)
    on investments                              (0.16)               (0.30)                0.02                 0.42
  Net increase/(decrease) in net asset
    value from operations                        0.27                 0.13                 0.46                 0.88
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.44)               (0.44)               (0.44)               (0.46)
  Distributions from net realized gains           --                   --                   --                   --
  Total dividends and distributions             (0.44)               (0.44)               (0.44)               (0.46)
  Net asset value, end of year                  $10.39               $10.56               $10.87               $10.85
  TOTAL RETURN++(C)                              2.53%                1.19%                4.29%                8.59%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $138,854             $150,588             $192,537             $203,170
  Ratio of operating expenses to average
    net assets                                 0.50%(b)             0.50%(a)             0.50%(a)               0.50%
  Ratio of net investment income/(loss)
    to average net assets                      4.14%(b)               4.08%                4.02%                4.30%
  Portfolio turnover rate                         16%                  6%                   20%                  9%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.67%(b)               0.73%                0.72%                0.72%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.58
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.49
  Net realized and unrealized gain/(loss)
    on investments                               (0.16)
  Net increase/(decrease) in net asset
    value from operations                         0.33
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.48)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.48)
  Net asset value, end of year                   $10.43
  TOTAL RETURN++(C)                               3.20%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $176,671
  Ratio of operating expenses to average
    net assets                                  0.50%(a)
  Ratio of net investment income/(loss)
    to average net assets                         4.58%
  Portfolio turnover rate                          13%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.74%

* Effective April 1, 2001, Columbia North Carolina Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class Z shares was to increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.48% to 4.58%.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(c) If the Fund's investment adviser had not reimbursed a portion of expenses, total return would have been reduced.

COLUMBIA SOUTH CAROLINA
INTERMEDIATE MUNICIPAL BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.46               $10.79               $10.74               $10.50
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.46                 0.43                 0.45                 0.50
  Net realized and unrealized gain/(loss)
    on investments                              (0.18)               (0.29)                0.13                 0.24
  Net increase/(decrease) in net asset
    value from operations                        0.28                 0.14                 0.58                 0.74
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.42)               (0.43)               (0.45)               (0.50)
  Distributions from net realized gains         (0.07)               (0.04)               (0.08)                --**
  Total dividends and distributions             (0.49)               (0.47)               (0.53)               (0.50)
  Net asset value, end of year                  $10.25               $10.46               $10.79               $10.74
  TOTAL RETURN++(C)                              2.71%                1.36%                5.57%                7.16%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $160,021             $178,468             $220,249             $212,300
  Ratio of operating expenses to average
    net assets(a)                              0.50%(b)               0.50%                0.50%                0.50%
  Ratio of net investment income/(loss)
    to average net assets                      4.03%(b)               4.05%                4.19%                4.64%
  Portfolio turnover rate                         11%                  9%                   15%                  24%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.64%(b)               0.72%                0.71%                0.71%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.64
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.52
  Net realized and unrealized gain/(loss)
    on investments                               (0.14)
  Net increase/(decrease) in net asset
    value from operations                         0.38
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.52)
  Distributions from net realized gains           --**
  Total dividends and distributions              (0.52)
  Net asset value, end of year                   $10.50
  TOTAL RETURN++(C)                               3.65%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $207,645
  Ratio of operating expenses to average
    net assets(a)                                 0.50%
  Ratio of net investment income/(loss)
    to average net assets                         4.92%
  Portfolio turnover rate                          8%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.73%

* Effective April 1, 2001, Columbia South Carolina Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class Z shares was to increase net investment income per share by $0.02, decrease net realized and unrealized gains or losses per share by $0.02 and increase the ratio of net investment income to average net assets from 4.78% to 4.92%.
** Amount represents less than $0.01 per share.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(c) If the Fund's investment adviser had not reimbursed a portion of expenses, total return would have been reduced.

COLUMBIA TEXAS INTERMEDIATE
MUNICIPAL BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.25               $10.62               $10.51               $10.19
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.40                 0.39                 0.41                 0.47
  Net realized and unrealized gain/(loss)
    on investments                              (0.11)               (0.30)                0.11                 0.32
  Net increase/(decrease) in net asset
    value from operations                        0.29                 0.09                 0.52                 0.79
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.40)               (0.40)               (0.41)               (0.47)
  Distributions from net realized gains         (0.11)               (0.06)                 --                   --
  Total dividends and distributions             (0.51)               (0.46)               (0.41)               (0.47)
  Net asset value, end of year                  $10.03               $10.25               $10.62               $10.51
  TOTAL RETURN++(C)                              2.86%                0.86%                5.09%                7.92%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $184,127             $214,002             $248,306             $263,658
  Ratio of operating expenses to average
    net assets(a)                              0.50%(b)               0.50%                0.50%                0.50%
  Ratio of net investment income/(loss)
    to average net assets                      3.90%(b)               3.80%                3.93%                4.54%
  Portfolio turnover rate                         31%                  15%                  16%                  29%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.63%(b)               0.71%                0.71%                0.71%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.35
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.50
  Net realized and unrealized gain/(loss)
    on investments                               (0.16)
  Net increase/(decrease) in net asset
    value from operations                         0.34
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.50)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.50)
  Net asset value, end of year                   $10.19
  TOTAL RETURN++(C)                               3.36%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $265,882
  Ratio of operating expenses to average
    net assets(a)                                 0.50%
  Ratio of net investment income/(loss)
    to average net assets                         4.87%
  Portfolio turnover rate                          5%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.72%

* Effective April 1, 2001, Columbia Texas Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class Z shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.84% to 4.87%.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(c) If the Fund's investment adviser had not reimbursed a portion of expenses, total return would have been reduced.

COLUMBIA VIRGINIA INTERMEDIATE
MUNICIPAL BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.86               $11.21               $11.18               $10.79
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.44                 0.43                 0.46                 0.48
  Net realized and unrealized gain/(loss)
    on investments                              (0.21)               (0.33)                0.03                 0.39
  Net increase/(decrease) in net asset
    value from operations                       (0.23)                0.10                 0.49                 0.87
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.41)               (0.43)               (0.46)               (0.48)
  Distributions from net realized gains         (0.01)               (0.02)                --##                  --
  Total dividends and distributions             (0.42)               (0.45)               (0.46)               (0.48)
  Net asset value, end of year                  $10.67               $10.86               $11.21               $11.18
  TOTAL RETURN++(C)                              2.13%                0.94%                4.47%                8.21%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $266,292             $282,024             $280,515             $287,348
  Ratio of operating expenses to average
    net assets(a)                              0.50%(b)             0.50%(a)             0.50%(a)             0.50%(a)
  Ratio of net investment income/(loss)
    to average net assets                      3.79%(b)               3.94%                4.10%                4.36%
  Portfolio turnover rate                         30%                  14%                  17%                  7%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.62%(b)               0.69%                0.70%                0.70%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.92
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.50
  Net realized and unrealized gain/(loss)
    on investments                               (0.13)
  Net increase/(decrease) in net asset
    value from operations                         0.37
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.50)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.50)
  Net asset value, end of year                   $10.79
  TOTAL RETURN++(C)                               3.44%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $237,459
  Ratio of operating expenses to average
    net assets(a)                                 0.50%
  Ratio of net investment income/(loss)
    to average net assets                         4.58%
  Portfolio turnover rate                          10%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.72%

* Effective April 1, 2001, Columbia Virginia Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class Z shares was to increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.49% to 4.58%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(c) If the Fund's investment adviser had not reimbursed a portion of expenses, total return would have been reduced.

Hypothetical investment and expense information

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Funds, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class Z shares of the Funds assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the Funds, which are the same as those stated in the Annual Fund Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables shown below reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charges, if any, which may be payable on redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND -- CLASS Z SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN      ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE           AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO              EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%             0.50%                4.50%              $10,450.00       $51.13
       2           10.25%             0.67%                9.02%              $10,902.49       $71.53
       3           15.76%             0.67%               13.75%              $11,374.56       $74.63
       4           21.55%             0.67%               18.67%              $11,867.08       $77.86
       5           27.63%             0.67%               23.81%              $12,380.93       $81.23
       6           34.01%             0.67%               29.17%              $12,917.02       $84.75
       7           40.71%             0.67%               34.76%              $13,476.33       $88.42
       8           47.75%             0.67%               40.60%              $14,059.85       $92.25
       9           55.13%             0.67%               46.69%              $14,668.64       $96.24
      10           62.89%             0.67%               53.04%              $15,303.80      $100.41
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $5,303.80
  TOTAL ANNUAL FEES & EXPENSES                                                                $818.43

COLUMBIA FLORIDA INTERMEDIATE MUNICIPAL BOND FUND -- CLASS Z SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                             5%
              CUMULATIVE RETURN     ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &       EXPENSE          AFTER FEES &        END BALANCE AFTER    FEES &
     YEAR         EXPENSES           RATIO             EXPENSES           FEES & EXPENSES    EXPENSES
       1            5.00%            0.50%                4.50%              $10,450.00       $51.13
       2           10.25%            0.64%                9.06%              $10,905.62       $68.34
       3           15.76%            0.64%               13.81%              $11,381.11       $71.32
       4           21.55%            0.64%               18.77%              $11,877.32       $74.43
       5           27.63%            0.64%               23.95%              $12,395.17       $77.67
       6           34.01%            0.64%               29.36%              $12,935.60       $81.06
       7           40.71%            0.64%               35.00%              $13,499.59       $84.59
       8           47.75%            0.64%               40.88%              $14,088.18       $88.28
       9           55.13%            0.64%               47.02%              $14,702.42       $92.13
      10           62.89%            0.64%               53.43%              $15,343.45       $96.15
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $5,343.45
  TOTAL ANNUAL FEES & EXPENSES                                                               $785.09

COLUMBIA GEORGIA INTERMEDIATE MUNICIPAL BOND FUND -- CLASS Z SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN       ANNUAL         CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &         EXPENSE           AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              0.50%                4.50%             $10,450.00       $51.13
       2           10.25%              0.68%                9.01%             $10,901.44       $72.59
       3           15.76%              0.68%               13.72%             $11,372.38       $75.73
       4           21.55%              0.68%               18.64%             $11,863.67       $79.00
       5           27.63%              0.68%               23.76%             $12,376.18       $82.42
       6           34.01%              0.68%               29.11%             $12,910.83       $85.98
       7           40.71%              0.68%               34.69%             $13,468.58       $89.69
       8           47.75%              0.68%               40.50%             $14,050.42       $93.56
       9           55.13%              0.68%               46.57%             $14,657.40       $97.51
      10           62.89%              0.68%               52.91%             $15,290.60      $101.82
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $5,290.60
  TOTAL ANNUAL FEES & EXPENSES                                                                $829.53

COLUMBIA MARYLAND INTERMEDIATE MUNICIPAL BOND FUND -- CLASS Z SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN       ANNUAL         CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &         EXPENSE           AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              0.50%                4.50%             $10,450.00       $51.13
       2           10.25%              0.66%                9.04%             $10,903.53       $70.47
       3           15.76%              0.66%               13.77%             $11,376.74       $73.52
       4           21.55%              0.66%               18.70%             $11,870.49       $76.72
       5           27.63%              0.66%               23.86%             $12,385.67       $80.05
       6           34.01%              0.66%               29.23%             $12,923.21       $83.52
       7           40.71%              0.66%               34.84%             $13,484.06       $87.14
       8           47.75%              0.66%               40.69%             $14,069.29       $90.93
       9           55.13%              0.66%               46.80%             $14,679.90       $94.87
      10           62.89%              0.66%               53.17%             $15,317.00       $98.99
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $5,317.00
  TOTAL ANNUAL FEES & EXPENSES                                                                $807.33

COLUMBIA NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND -- CLASS Z SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN      ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &        EXPENSE           AFTER FEES &       END BALANCE AFTER    FEES &
     YEAR         EXPENSES            RATIO              EXPENSES          FEES & EXPENSES    EXPENSES
       1            5.00%             0.50%                  4.50%            $10,450.00       $51.13
       2           10.25%             0.67%                  9.02%            $10,920.49       $71.53
       3           15.76%             0.67%                 13.75%            $11,374.56       $74.63
       4           21.55%             0.67%                 18.67%            $11,867.08       $77.86
       5           27.63%             0.67%                 23.81%            $12,380.93       $81.23
       6           34.01%             0.67%                 29.17%            $12,917.02       $84.75
       7           40.71%             0.67%                 34.76%            $13,476.33       $88.42
       8           47.75%             0.67%                 40.60%            $14,059.85       $92.25
       9           55.13%             0.67%                 46.69%            $14,668.64       $96.24
      10           62.89%             0.67%                 53.04%            $15,303.80      $100.41
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $5,303.80
  TOTAL ANNUAL FEES & EXPENSES                                                                $818.43

COLUMBIA SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND -- CLASS Z SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN      ANNUAL         CUMULATIVE RETURN     HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &        EXPENSE           AFTER FEES &       END BALANCE AFTER    FEES &
     YEAR         EXPENSES            RATIO              EXPENSES          FEES & EXPENSES    EXPENSES
       1            5.00%             0.50%                  4.50%            $10,450.00       $51.13
       2           10.25%             0.64%                  9.06%            $10,905.62       $68.34
       3           15.76%             0.64%                 13.81%            $11,381.11       $71.32
       4           21.55%             0.64%                 18.77%            $11,877.32       $74.43
       5           27.63%             0.64%                 23.95%            $12,395.17       $77.67
       6           34.01%             0.64%                 29.36%            $12,935.60       $81.06
       7           40.71%             0.64%                 35.00%            $13,499.59       $84.59
       8           47.75%             0.64%                 40.88%            $14,088.18       $88.28
       9           55.13%             0.64%                 47.02%            $14,702.42       $92.13
      10           62.89%             0.64%                 53.43%            $15,343.45       $96.15
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $5,343.45
  TOTAL ANNUAL FEES & EXPENSES                                                                $785.09

COLUMBIA TEXAS INTERMEDIATE MUNICIPAL BOND FUND -- CLASS Z SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN       ANNUAL         CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &         EXPENSE           AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              0.50%                4.50%             $10,450.00       $51.13
       2           10.25%              0.63%                9.07%             $10,906.67       $67.27
       3           15.76%              0.63%               13.83%             $11,383.29       $70.21
       4           21.55%              0.63%               18.81%             $11,880.74       $73.28
       5           27.63%              0.63%               24.00%             $12,399.92       $76.48
       6           34.01%              0.63%               29.42%             $12,941.80       $79.83
       7           40.71%              0.63%               35.07%             $13,507.36       $83.31
       8           47.75%              0.63%               40.98%             $14,097.63       $86.96
       9           55.13%              0.63%               47.14%             $14,713.70       $90.76
      10           62.89%              0.63%               53.57%             $15,356.68       $94.72
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $5,356.68
  TOTAL ANNUAL FEES & EXPENSES                                                                $773.95

COLUMBIA VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND -- CLASS Z SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN       ANNUAL         CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &         EXPENSE           AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              0.50%                4.50%             $10,450.00       $51.13
       2           10.25%              0.62%                9.08%             $10,907.71       $66.21
       3           15.76%              0.62%               13.85%             $11,385.47       $69.11
       4           21.55%              0.62%               18.84%             $11,884.15       $72.14
       5           27.63%              0.62%               24.05%             $12,404.68       $75.30
       6           34.01%              0.62%               29.48%             $12,948.00       $78.59
       7           40.71%              0.62%               35.15%             $13,515.12       $82.04
       8           47.75%              0.62%               41.07%             $14,107.09       $85.63
       9           55.13%              0.62%               47.25%             $14,724.98       $89.38
      10           62.89%              0.62%               53.70%             $15,369.93       $93.29
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                          $5,369.93
  TOTAL ANNUAL FEES & EXPENSES                                                                $762.81

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO COLUMBIA FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------

Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of the Fund's assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 under the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

BOND -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

CITIGROUP ALL BB&B-RATED HIGH YIELD MARKET INDEX -- an unmanaged index that measures the performance of below investment-grade debt securities rated "BB" or "B" by Standard & Poor's Corporation and issued by corporations domiciled in the U.S. or Canada. All bonds in the index are publicly placed,



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have fixed coupons and are non-convertible. It is unavailable for investment and does not reflect fees, brokerage commissions and other expenses of investing.

COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CROSSING NETWORKS -- an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB HIGH YIELD INDEX -- an unmanaged trader-priced portfolio constructed to mirror the investable universe of the dollar-denominated high yield debt market. Issues must be publicly registered in the U.S. or issued under Rule 144A with registration rights. The index includes below investment grade, cash pay, zero-coupon, stepped-rate and pay-in-kind bonds with at least one year remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DEPOSITARY RECEIPTS -- evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVERSIFIED -- A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.



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DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

DURATION -- a measure used to estimate how much a Fund's net asset value will fluctuate in response to a change in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The securities issued by the FHLMC are guaranteed as to timely payment of interest and the ultimate collection of principal only by the FHLMC and are not insured or guaranteed by the U.S. government.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. FNMA is a congressionally chartered company, although neither its common stock nor the securities it issues are insured or guaranteed by the U.S. government. The securities issued by FNMA are guaranteed as to timely payment of both principal and interest only by FNMA.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from two, or in some circumstances one, nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

FORWARD FOREIGN CURRENCY CONTRACTS -- a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUNDAMENTAL ANALYSIS -- a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- a government-owned corporation that is considered an agency of the U.S. government. It guarantees, with the full faith and credit of the U.S. government, full and timely payment of all principal and interest on its mortgage-backed securities.



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HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

HIGH YIELD DEBT SECURITY -- a debt security (also known as a "junk" bond) that, at the time of purchase, is either rated by an NRSRO to be below investment-grade (e.g., rated "BB" or lower by S&P) or is unrated but believed by a Fund's portfolio manager(s) or portfolio management team to be of comparable quality.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

J.P. MORGAN EMERGING MARKET BOND GLOBAL INDEX -- an unmanaged index that covers 27 emerging market countries. Included in the index are U.S. dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by sovereign and quasi-sovereign entities. The index will only consider for inclusion emerging markets issues denominated in U.S. dollars, with a minimum current face outstanding of $500 million and at least 2 1/2 years to maturity (at the time each is added to the index). All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS 1-YEAR MUNICIPAL BOND INDEX -- an unmanaged index of state and local general obligation bonds, revenue bonds, insured bonds and pre-funded bonds with one to two years remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX -- an unmanaged index of state and local general obligation bonds, revenue bonds, insured bonds and pre-funded bonds with two to four years remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX -- an unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX -- an unmanaged index of all publicly issued investment grade corporate, U.S. Treasury, and U.S. government and agency securities with remaining maturities of one to ten years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX -- an unmanaged index of fixed rate mortgage pass-through securities issued by the Government



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National Mortgage Association (Ginnie Mae), Federal National Mortgage
Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie
Mac). It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS MUNICIPAL BOND INDEX -- an unmanaged index of state and local general obligation bonds, revenue bonds, insured bonds and pre-funded bonds with remaining maturities of one year or more. It is not available for investment and does not reflect fees, brokerage commissions, or other expenses of investing.

LEHMAN BROTHERS QUALITY INTERMEDIATE MUNICIPAL INDEX -- an unmanaged index consisting of tax free bonds with a minimum quality rating of "A3" from Moody's and having a maturity range between two and eleven years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. AGGREGATE INDEX -- an unmanaged index made up of U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities and asset-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. AGGREGATE 1-3 YEARS INDEX -- an unmanaged index that measures yield, price and total return for government, Treasury, agency, corporate, mortgage and Yankee bonds with 1-3 years in average life. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. GOVERNMENT INDEX -- an unmanaged index of U.S. government agency and U.S. Treasury securities with remaining maturities of at least one year. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. GOVERNMENT INTERMEDIATE INDEX -- an unmanaged index of U.S. government agency and U.S. Treasury securities with remaining maturities between one and ten years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. HIGH YIELD INDEX -- an unmanaged index that measures yield, price and total return for corporate and non-corporate fixed rate, non-investment grade debt. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MERRILL LYNCH 1-3 YEAR MUNICIPAL INDEX -- an unmanaged index that tracks the performance of investment grade U.S. tax exempt bonds with remaining terms to final maturities of at least one year and less than three years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MERRILL LYNCH 1-3 YEAR TREASURY INDEX -- an unmanaged index of short-term U.S. Treasury bonds with maturities of one to three years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MONEY MARKET INSTRUMENT -- a high quality, short-term debt security that pays interest based on a fixed, variable or floating rate and is considered to mature in 13 months or less. Money market instruments include, but are not limited to, U.S. Treasury obligations, U.S. government obligations, certificates of deposit and time deposits, bankers' acceptances, commercial paper, corporate bonds,



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extendible commercial notes, asset backed securities, funding agreements, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MORTGAGE DOLLAR ROLLS -- transactions in which a Fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase those or similar securities at a mutually agreed-upon future date and lower price. The difference between the sale price and the repurchase price is known as the "drop."

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

OVER-THE-COUNTER MARKET -- a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

PRE-REFUNDED BOND -- a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

PRICE-TO-EARNINGS RATIO (P/E RATIO) -- the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.
PRIVATE PLACEMENT -- a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities.



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Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

QUANTITATIVE ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

REAL ESTATE INVESTMENT TRUST (REIT) -- a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests. A REIT is a tax-advantaged entity with a special election under the Internal Revenue Code whose assets are composed primarily of such investments.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

RIGHT -- a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SENIOR SECURITY -- a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SHORT-SELLING -- the practice of borrowing a security (or commodity futures contract) from a broker and selling it, with the understanding that it must later be repurchased and returned to the broker. Short-selling (or "selling short") is a technique used by investors who try to profit from the falling price of a stock.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.
WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.



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ZERO-COUPON BOND -- a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.



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COLUMBIA MANAGEMENT.


Where to find more information

You'll find more information about Columbia Funds State Municipal Bond Funds in the following documents:

Annual and semi-annual reports

The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

Statement of Additional Information

The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Columbia Funds:

By telephone:
1.800.345.6611

By mail:
COLUMBIA FUNDS
C/O COLUMBIA FUNDS SERVICES
P.O. BOX 8081
BOSTON, MA 02266-8081

On the Internet:
WWW.COLUMBIAFUNDS.COM

Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number: 811-09645
Columbia Funds Series Trust

INT-36/111177-0606

COLUMBIA MANAGEMENT.


                                Columbia LifeGoal(R) Portfolios
                                Prospectus -- Class Z Shares
                                August 1, 2006


                                Columbia LifeGoal(R) Growth Portfolio
                                Columbia LifeGoal(R) Balanced Growth Portfolio Columbia LifeGoal(R) Income and Growth Portfolio Columbia LifeGoal(R) Income Portfolio






                                THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

                                ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

----------------------------------
NOT BANK ISSUED   NOT FDIC-INSURED
----------------------------------
    NO BANK
   GUARANTEE      MAY LOSE VALUE
----------------------------------

AN OVERVIEW OF THE PORTFOLIOS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE COLUMBIA FUNDS FAMILY (COLUMBIA FUNDS OR COLUMBIA FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 63.

YOUR INVESTMENT IN A PORTFOLIO IS NOT A BANK DEPOSIT OR OTHER OBLIGATION OF, OR ISSUED OR ENDORSED OR GUARANTEED BY, BANK OF AMERICA, N.A. (BANK OF AMERICA) OR ANY OF ITS AFFILIATES. YOUR INVESTMENT IN A PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION
(FDIC) OR ANY OTHER GOVERNMENT AGENCY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE PORTFOLIOS AND MAY BE COMPENSATED OR INCENTED IN CONNECTION WITH THE SALE OF THE PORTFOLIOS.

YOUR INVESTMENT IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL INVESTED. YOUR INVESTMENT MAY LOSE MONEY.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about Columbia LifeGoal Portfolios. Please read it carefully because it contains information that's designed to help you make informed investment decisions.

Unlike traditional mutual funds, which invest in individual securities, the Portfolios invest in a mix of Stock, International/Global Stock, Government & Corporate Bond and Money Market Funds using an asset allocation approach. Columbia LifeGoal Income Portfolio also invests in Fixed Income Sector Portfolios and other individual securities like money market instruments, bonds and equities. These kinds of mutual funds are sometimes called "funds of funds."

ABOUT ASSET ALLOCATION

Asset allocation is the process of creating a diversified portfolio by investing in different asset classes -- for example, equity securities, fixed income securities and money market instruments -- in varying proportions.

The mix of asset classes and how much is invested in each may be the most important factor in how a Portfolio performs and the amount of risk involved. Each asset class, and market segments within a class, like large-, mid- and small-capitalization stocks or high yield and investment grade bonds, have different return and risk characteristics, and react in different ways to changes in the economy. An investment approach that combines asset classes and market segments may help to reduce overall Portfolio volatility.

ABOUT THE PORTFOLIOS

Each Portfolio has its own asset allocation strategy, which gives it distinctive risk/return characteristics. The performance of each Portfolio depends on many factors, including its allocation strategy and the performance of the Underlying Funds and other securities it invests in. In general, the more a Columbia LifeGoal Portfolio allocates to Stock, International/Global Stock Funds and equity securities, the greater the potential return and the greater the risk of a decline in share price. The more a Columbia LifeGoal Portfolio allocates to Government & Corporate Bond Funds, fixed income securities, Money Market Funds and money market instruments generally, the greater the potential for price stability and the lower the potential return. There's always a risk, however, that you'll lose money or that you may not earn as much as you expect.

Columbia LifeGoal Growth Portfolio focuses on long-term growth by normally allocating all of its assets to a mix of Underlying Funds which invest primarily in equity securities. Equities have the potential to provide higher returns than many other kinds of investments, but they also tend to have the highest risk.

Columbia LifeGoal Balanced Growth Portfolio focuses on long-term growth by normally allocating its assets to a balanced mix of Underlying Funds which invest in equity and fixed income securities. Fixed income securities have the potential to increase in value, because, when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of fixed income securities.

Columbia LifeGoal Income and Growth Portfolio focuses on current income and modest growth. It normally allocates most of its assets to Underlying Funds which invest in fixed income securities, but may also allocate some assets to Funds that invest in equity securities. Over time, the return on this Portfolio may be lower than the return on the other Portfolios.

Columbia LifeGoal Income Portfolio focuses on current income. It normally allocates a majority of its assets to Underlying Funds which invest in fixed income securities, but may also allocate some assets to Underlying Funds that invest in equities, money market instruments and individual securities.

IS LIFEGOAL RIGHT FOR YOU?

When you're choosing a Portfolio to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

Columbia LifeGoal Portfolios may be suitable for you if:

  - you have longer-term investment goals

  - they're part of a balanced portfolio

They may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with equity and fixed income securities

  - you have short-term investment goals

You'll find a discussion of each Portfolio's investment objective, principal investment strategies and risks in the Portfolio descriptions that start on page 5.

FOR MORE INFORMATION

If you have any questions about the Portfolios, please call us at 1.800.345.6611 or contact your investment professional.

You'll find more information about the Portfolios in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Portfolio's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

AT BOARD MEETINGS SCHEDULED FOR MID-AUGUST 2006, THE BOARD OF TRUSTEES OF COLUMBIA FUNDS SERIES TRUST WILL BE ASKED TO TAKE VARIOUS ACTIONS TO ENABLE THREE OF THE PORTFOLIOS' UNDERLYING FUNDS (COLUMBIA SMALL CAP VALUE FUND II, COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND AND COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND) TO OPERATE AS STAND-ALONE FUNDS. THIS PROSPECTUS DESCRIBES THESE FUNDS AS FEEDER FUNDS THAT INVEST ALL OF THEIR ASSETS IN A CORRESPONDING MASTER PORTFOLIO THAT, IN TURN, INVESTS IN INDIVIDUAL PORTFOLIO SECURITIES. IF THE BOARD DECIDES TO TAKE THESE ACTIONS, THE FUNDS WILL INVEST DIRECTLY IN INDIVIDUAL PORTFOLIO SECURITIES RATHER THAN IN CORRESPONDING MASTER PORTFOLIOS.

SPECIFICALLY, THE BOARD WILL BE ASKED TO ADOPT/APPROVE AN ADVISORY AGREEMENT WITH THE ADVISER, AND SUB-ADVISORY AGREEMENTS WITH THE SUB-ADVISERS FOR THESE FUNDS, ON THE SAME TERMS AS THOSE FOR THE MASTER PORTFOLIOS, AS WELL AS A SINGLE INTEGRATED ADMINISTRATION AGREEMENT COMBINING THE FUND-LEVEL ADMINISTRATIVE DUTIES AND FEES WITH THOSE AT THE CORRESPONDING MASTER PORTFOLIO-LEVEL. THESE ACTIONS WILL NOT RESULT IN ANY CHANGE IN TOTAL FEES OR THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES AS THEY ARE DESCRIBED IN THIS PROSPECTUS. NOR WILL THEY RESULT IN A CHANGE IN THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS, EXCEPT THAT THE RISKS OF INVESTING IN A MASTER-FEEDER STRUCTURE, DISCLOSED IN EACH FUND'S PROSPECTUS, WILL NO LONGER APPLY. THERE WILL BE NO TRANSACTION OR OTHER COSTS CHARGED TO FUND SHAREHOLDERS AND NO FEDERAL INCOME TAX CONSEQUENCES AS A RESULT OF THE ACTIONS.

SHAREHOLDER APPROVAL IS NOT REQUIRED TO IMPLEMENT THESE ACTIONS AND, ACCORDINGLY, WILL NOT BE REQUESTED. THIS PROSPECTUS WILL BE SUPPLEMENTED BY THE END OF AUGUST IF THE ACTIONS ARE NOT APPROVED BY THE BOARD OR ARE NOT IMPLEMENTED AS DESCRIBED.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Portfolios
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

COLUMBIA MANAGEMENT ADVISORS, LLC (THE ADVISER) IS THE INVESTMENT ADVISER TO EACH OF THE PORTFOLIOS. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH PORTFOLIO.




 YOU'LL FIND MORE ABOUT THE ADVISER STARTING ON PAGE 41.

--------------------------------------------------------------------------------


COLUMBIA LIFEGOAL GROWTH PORTFOLIO                               5
------------------------------------------------------------------
COLUMBIA LIFEGOAL BALANCED GROWTH PORTFOLIO                     11
------------------------------------------------------------------
COLUMBIA LIFEGOAL INCOME AND GROWTH PORTFOLIO                   18
------------------------------------------------------------------
COLUMBIA LIFEGOAL INCOME PORTFOLIO                              25
------------------------------------------------------------------
ABOUT THE UNDERLYING FUNDS                                      32
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     38
------------------------------------------------------------------
HOW THE PORTFOLIOS ARE MANAGED                                  41

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                         44
    How orders are processed                                    48
  Financial intermediary payments                               52
  Distributions and taxes                                       54
  Legal matters                                                 56
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            57
------------------------------------------------------------------
HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION                 60
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   63
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

COLUMBIA LIFEGOAL GROWTH PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS PORTFOLIO'S ADVISER. VIKRAM KURIYAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT
 THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 41.

ABOUT THE UNDERLYING FUNDS

YOU'LL FIND MORE INFORMATION ABOUT THE UNDERLYING FUNDS IN WHICH THE PORTFOLIO INVESTS, INCLUDING THEIR OBJECTIVES AND STRATEGIES, IN ABOUT THE UNDERLYING FUNDS AND IN THE SAI.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks capital appreciation through exposure to a variety of equity market segments.

(COMPASS GRAPHIC)  INVESTMENT STRATEGIES
                   The Portfolio normally invests most of its assets in Class Z shares of Stock and
                   International/Global Stock Funds.

The portfolio manager uses asset allocation as its principal investment approach and:

  - allocates assets among Underlying Fund categories, within the target allocations set for the Portfolio. The portfolio manager bases allocations on the Portfolio's investment objective, historical returns for each asset class and on the outlook for the economy

  - chooses individual Underlying Funds within each category and the amount that will be allocated to each, looking at each Underlying Fund's historical returns, as well as the expected performance of the mix of Underlying Funds

  - reviews the allocations to Underlying Fund categories and individual Underlying Funds at least monthly, and may change these allocations when it believes it's appropriate to do so

The actual amount in each Underlying Fund or category of Underlying Funds may vary from the allocations set by the portfolio manager, depending on how the Underlying Funds perform, and for other reasons. The portfolio manager may use various strategies to try to manage how much the actual amount varies, and for how long. For example:

  - if there are more assets in an Underlying Fund category than in the target allocation, the portfolio manager may allocate money coming into the Portfolio to the other Fund categories

  - if there are fewer assets in an Underlying Fund category than in the target allocation, the portfolio manager may allocate money coming into the Portfolio to that Fund category

The Portfolio normally sells a proportionate amount of the shares it owns in each Underlying Fund to meet its redemption requests.

                                                          TARGET ALLOCATION FOR EACH
  COLUMBIA LIFEGOAL GROWTH PORTFOLIO                      UNDERLYING FUND
  CAN INVEST IN:                                          CATEGORY:
  LARGE-CAPITALIZATION STOCK FUNDS                                  30-70%
    COLUMBIA LARGE CAP VALUE FUND
    COLUMBIA LARGE CAP CORE FUND
    COLUMBIA MARSICO FOCUSED EQUITIES FUND



  MID-CAPITALIZATION STOCK FUNDS                                    10-30%
    COLUMBIA MID CAP VALUE FUND
    COLUMBIA MARSICO MIDCAP GROWTH FUND



  SMALL-CAPITALIZATION STOCK FUNDS                                   5-20%
    COLUMBIA SMALL CAP VALUE FUND II
    COLUMBIA SMALL CAP GROWTH FUND II
    COLUMBIA ACORN USA



  INTERNATIONAL/GLOBAL STOCK FUNDS                                  10-30%
    COLUMBIA INTERNATIONAL VALUE FUND*
    COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND
    COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND
    COLUMBIA ACORN INTERNATIONAL



  CONVERTIBLE SECURITIES FUND                                        0-20%
    COLUMBIA CONVERTIBLE SECURITIES FUND

*BECAUSE THIS FUND IS CLOSED TO NEW INVESTMENTS, THE PORTFOLIO WILL NOT INVEST
 ADDITIONAL ASSETS IN THIS FUND. HOWEVER, THE PORTFOLIO MANAGER INTENDS TO KEEP EXISTING INVESTMENTS IN THE FUND, SUBJECT TO NORMAL ALLOCATION DECISIONS.

The portfolio manager can substitute or add other Funds to this list at any time, including Funds introduced after the date of this prospectus.

--------------------------------------------------------------------------------

YOU'LL FIND DETAILED INFORMATION ABOUT EACH UNDERLYING FUND'S INVESTMENT STRATEGIES AND RISKS IN ITS PROSPECTUS, AND IN ITS SAI. PLEASE CALL US AT
1.800.345.6611 FOR A COPY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS PORTFOLIO IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia LifeGoal Growth Portfolio has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The portfolio manager uses an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns the portfolio manager expects, or that the Portfolio will fall in value. There is also the risk that the Underlying Funds the Portfolio invests in will not produce the returns the portfolio manager expects, or will fall in value.

      - STOCK MARKET RISK -- The Portfolio allocates assets to Underlying Funds that invest in stocks. The value of the stocks an Underlying Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - SMALL COMPANY RISK -- The Portfolio allocates assets to Underlying Funds that may invest in smaller companies. Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains, but also carry more risk.

      - FOREIGN INVESTMENT RISK -- The Portfolio allocates assets to Underlying Funds that invest in foreign securities. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

      - TECHNOLOGY AND TECHNOLOGY-RELATED RISK -- The Portfolio allocates assets to Underlying Funds that may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      - CONVERTIBLE SECURITIES RISK -- The Portfolio allocates assets to Underlying Funds that invest in convertible securities. The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the Underlying Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the Underlying Fund's ability to meet its objective.

      - INTEREST RATE RISK -- The Portfolio allocates assets to Underlying Funds that may invest in fixed income securities. The prices of fixed income securities will tend to fall when interest rates rise. It general, fixed income securities with longer maturities tend to fall more in value when interest rates rise than fixed income securities with shorter maturities.

      - CREDIT RISK -- An Underlying Fund that invests in fixed income securities could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Fixed income securities with the lowest investment grade rating or that aren't investment grade are more speculative in nature than securities with higher ratings, and they tend to be more sensitive to credit risk, particularly during a downturn in the economy.

      - REBALANCING POLICY -- The actual amount in each Underlying Fund or category of Underlying Funds may vary from the allocations set by the portfolio manager. This could continue for some time.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A
                   PORTFOLIO'S PAST PERFORMANCE IS (BEFORE AND AFTER TAXES) NO GUARANTEE OF HOW IT
                   WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Portfolio's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1997     1998     1999     2000     2001     2002     2003     2004     2005
                ----     ----     ----     ----     ----     ----     ----     ----     ----
               14.70%   12.74%   25.89%    4.58%   -14.07%  -20.64%  34.35%   14.49%    9.77%



               *Year-to-date return as of June 30, 2006: 5.84%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1998:           23.67%
         WORST: 3RD QUARTER 2002:         -18.76%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Portfolio's Class Z shares' average annual total returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Portfolio shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500 Index, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                      1 YEAR    5 YEARS   PORTFOLIO*
         CLASS Z SHARES RETURNS BEFORE TAXES            9.77%    2.86%       7.98%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                8.77%    2.56%       6.45%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF PORTFOLIO
           SHARES                                       7.23%    2.34%       6.14%



         S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                     4.91%    0.54%       8.12%

      *THE INCEPTION DATE OF CLASS Z SHARES IS OCTOBER 15, 1996. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM THE PORTFOLIO'S ASSETS AND FROM THE ASSETS OF THE UNDERLYING FUNDS THE PORTFOLIO INVESTS IN.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF PORTFOLIO DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE PORTFOLIO'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE PORTFOLIO
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Additional hypothetical fee and expense information relating to Class Z shares can be found in the section HYPOTHETICAL INVESTMENT
                   AND EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL PORTFOLIO OPERATING EXPENSES(1)
         (Expenses that are deducted from the Portfolio's assets)



         Management fees                                                0.25%
                                                                        -----



         Total annual Portfolio operating expenses                      0.25%
                                                                        =====



                                                                        0.88%
         Expense ratio of Underlying Funds






                                                                        1.13%
         Net expense ratio including expenses of Underlying Funds(2)






                                                                        1.13%
         Gross expense ratio including expenses of Underlying Funds







      (1)The figures contained in the table are based on amounts incurred during the Portfolio's most recent fiscal year.

      (2)Includes the fees and expenses incurred by the Portfolio directly and indirectly from the Underlying Funds in which the Portfolio invests. The ratios shown above are based on the target allocation. Based on this allocation, the Portfolio's estimated indirect annual expenses would have been 0.88%. Such expense ratios ranged from 0.71% to 1.09%. The indirect expense ratio of the Portfolio may be higher or lower depending on the portion of the Portfolio's assets allocated to each Underlying Fund from time to time.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

        - the Portfolio's indirect expenses remain at the amount shown above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $115     $359      $622      $1,375

COLUMBIA LIFEGOAL BALANCED GROWTH PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS PORTFOLIO'S ADVISER. VIKRAM KURIYAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT
 THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 41.

ABOUT THE UNDERLYING FUNDS

YOU'LL FIND MORE INFORMATION ABOUT THE UNDERLYING FUNDS IN WHICH THE PORTFOLIO INVESTS, INCLUDING THEIR OBJECTIVES AND STRATEGIES, IN ABOUT THE UNDERLYING FUNDS AND IN THE SAI.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks total return through a balanced portfolio of equity and fixed income securities.

(COMPASS GRAPHIC)  INVESTMENT STRATEGIES
                   The Portfolio normally invests all of its assets in Class Z shares of a balanced mix of Stock, International/Global Stock and Government & Corporate Bond Funds.

The portfolio manager uses asset allocation as its principal investment approach and:

  - allocates assets among Underlying Fund categories, within the target allocations set for the Portfolio. The portfolio manager bases allocations on the Portfolio's investment objective, historical returns for each asset class and on the outlook for the economy

  - chooses individual Underlying Funds within each category and the amount that will be allocated to each, looking at each Fund's historical returns, as well as the expected performance of the mix of Funds

  - reviews the allocations to Underlying Fund categories and individual Underlying Funds at least monthly, and may change these allocations when it believes it's appropriate to do so

The actual amount in each Underlying Fund or category of Underlying Funds may vary from the allocations set by the portfolio manager, depending on how the Underlying Funds perform, and for other reasons. The portfolio manager may use various strategies to try to manage how much the actual amount varies, and for how long. For example:

  - if there are more assets in an Underlying Fund category than in the target allocation, the portfolio manager may allocate money coming into the Portfolio to the other Underlying Fund categories

  - if there are fewer assets in an Underlying Fund category than in the target allocation, the portfolio manager may allocate money coming into the Portfolio to that Underlying Fund category

The Portfolio normally sells a proportionate amount of the shares it owns in each Underlying Fund to meet its redemption requests.

  COLUMBIA LIFEGOAL BALANCED GROWTH PORTFOLIO            TARGET ALLOCATION FOR EACH
  CAN INVEST IN:                                         UNDERLYING FUND CATEGORY:
  LARGE-CAPITALIZATION STOCK FUNDS                                 15-40%
    COLUMBIA LARGE CAP VALUE FUND
    COLUMBIA LARGE CAP CORE FUND
    COLUMBIA MARSICO FOCUSED EQUITIES FUND



  MID-CAPITALIZATION STOCK FUNDS                                    5-15%
    COLUMBIA MID CAP VALUE FUND
    COLUMBIA MARSICO MIDCAP GROWTH FUND




  SMALL-CAPITALIZATION STOCK FUNDS                                  5-15%
    COLUMBIA SMALL CAP VALUE FUND II
    COLUMBIA SMALL CAP GROWTH FUND II
    COLUMBIA ACORN USA



  INTERNATIONAL/GLOBAL STOCK FUNDS                                  5-15%
    COLUMBIA INTERNATIONAL VALUE FUND*
    COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND
    COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND
    COLUMBIA ACORN INTERNATIONAL




  GOVERNMENT & CORPORATE BOND FUNDS                                25-65%
    COLUMBIA SHORT TERM BOND FUND
    COLUMBIA TOTAL RETURN BOND FUND



  CONVERTIBLE SECURITIES FUND                                       0-10%
    COLUMBIA CONVERTIBLE SECURITIES FUND



  HIGH YIELD BOND FUND                                              0-10%
    COLUMBIA HIGH INCOME FUND

*BECAUSE THIS FUND IS CLOSED TO NEW INVESTMENTS, THE PORTFOLIO WILL NOT INVEST
 ADDITIONAL ASSETS IN THIS FUND. HOWEVER, THE PORTFOLIO MANAGER INTENDS TO KEEP EXISTING INVESTMENTS IN THE FUND, SUBJECT TO NORMAL ALLOCATION DECISIONS.

The portfolio manager can substitute or add other Funds to this list at any time, including Funds introduced after the date of this prospectus.

--------------------------------------------------------------------------------

YOU'LL FIND DETAILED INFORMATION ABOUT EACH UNDERLYING FUND'S INVESTMENT STRATEGIES AND RISKS IN ITS PROSPECTUS, AND IN ITS SAI. PLEASE CALL US AT
1.800.345.6611 FOR A COPY.




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS PORTFOLIO IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia LifeGoal Balanced Growth Portfolio has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The portfolio manager uses an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns the portfolio manager expects, or that the Portfolio will fall in value. There is also the risk that the Underlying Funds the Portfolio invests in will not produce the returns the portfolio manager expects, or will fall in value.

      - STOCK MARKET RISK -- The Portfolio allocates assets to Underlying Funds that invest in stocks. The value of the stocks an Underlying Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - SMALL COMPANY RISK -- The Portfolio allocates assets to Underlying Funds that may invest in smaller companies. Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains, but also carry more risk.

      - FOREIGN INVESTMENT RISK -- The Portfolio allocates assets to Underlying Funds that invest in foreign securities. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments. Underlying Funds that invest in securities of companies in emerging markets have high growth potential, but can be more volatile than securities in more developed markets.

      - INTEREST RATE RISK -- The Portfolio allocates assets to Underlying Funds that may invest in fixed income securities. The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer maturities tend to fall more in value when interest rates rise than fixed income securities with shorter maturities.

      - CREDIT RISK -- An Underlying Fund that invests in fixed income securities could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but generally is not a factor for U.S. government obligations. The Portfolio allocates assets to Underlying Funds that typically invest in securities that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The Portfolio allocates assets to Underlying Funds that may use derivative instruments. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Portfolio's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Portfolio. The success of the portfolio manager's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CONVERTIBLE SECURITIES RISK -- The Portfolio allocates assets to Underlying Funds that invest in convertible securities. The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the Underlying Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the Underlying Fund's ability to meet its objective.

      - TECHNOLOGY AND TECHNOLOGY-RELATED RISK -- The Portfolio allocates assets to Underlying Funds that may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      - REBALANCING POLICY -- The actual amount in each Underlying Fund or category of Funds may vary from the allocations set by the portfolio manager. This could continue for some time.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A
                   PORTFOLIO'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT
                   WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Portfolio's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1997     1998     1999     2000     2001     2002     2003     2004     2005
                ----     ----     ----     ----     ----     ----     ----     ----     ----
               11.42%   11.76%   14.56%    7.21%   -2.88%   -10.14%  24.43%   10.44%    6.02%



               *Year-to-date return as of June 30, 2006: 3.22%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:           12.53%
         WORST: 3RD QUARTER 2002:         -10.36%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Portfolio's Class Z shares' average annual total returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Portfolio shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500 Index and the Lehman Brothers U.S. Aggregate Index. The S&P 500 Index is an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The Lehman Brothers U.S. Aggregate Index is an unmanaged index made up of the Lehman Brothers U.S. Government/ Credit Index, Lehman Brothers Mortgage-Backed Securities Index, Lehman Brothers Asset-Backed Securities Index and Lehman Brothers Commercial Mortgage-Backed Securities Index. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                                        1 YEAR   5 YEARS   PORTFOLIO*
         CLASS Z SHARES RETURNS BEFORE TAXES            6.02%     4.92%      7.77%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                4.28%     3.74%      5.67%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF PORTFOLIO SHARES   5.07%     3.62%      5.50%



         S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                     4.91%     0.54%      8.12%



         LEHMAN BROTHERS U.S. AGGREGATE INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES
           OR TAXES)                                    2.43%     5.87%      6.53%

      *THE INCEPTION DATE OF CLASS Z SHARES IS OCTOBER 15, 1996. THE RETURNS FOR
       THE INDICES SHOWN ARE FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM THE PORTFOLIO'S ASSETS AND FROM ASSETS OF THE UNDERLYING FUNDS THE PORTFOLIO INVESTS IN.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF PORTFOLIO DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A THE PORTFOLIO'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE PORTFOLIO
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Additional hypothetical fee and expense information relating to Class Z shares can be found in the section HYPOTHETICAL INVESTMENT
                   AND EXPENSE INFORMATION.

         SHAREHOLDER FEES                                                   Class Z
         (Fees paid directly from your investment)                          Shares
         Maximum sales charge (load) imposed on purchases                    N/A



         Maximum deferred sales charge (load)                                N/A



         ANNUAL PORTFOLIO OPERATING EXPENSES(1)
         (Expenses that are deducted from the Portfolio's assets)



         Management fees                                                     0.25%
                                                                             -----



         Total annual Portfolio operating expenses                           0.25%
                                                                             =====



                                                                             0.75%
         Expense ratio of Underlying Funds



                                                                             1.00%
         Net expense ratio including expenses of Underlying Funds(2)



                                                                             1.00%
         Gross expense ratio including expenses of Underlying Funds




      (1)The figures contained in the table are based on amounts incurred during the Portfolio's most recent fiscal year.

      (2)Includes the fees and expenses incurred by the Portfolio directly and indirectly from the Underlying Funds in which the Portfolio invests. The ratios shown above are based on the target allocation. Based on this allocation, the Portfolio's estimated indirect annual expenses would have been 0.75%. Such expense ratios ranged from 0.20% to 1.09%. The indirect expense ratio of the Portfolio may be higher or lower depending on the portion of the Portfolio's assets allocated to each Underlying Fund from time to time.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

        - the Portfolio's indirect expenses remain at the amount shown above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $102     $318      $552      $1,225

COLUMBIA LIFEGOAL INCOME AND GROWTH PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS PORTFOLIO'S ADVISER. VIKRAM KURIYAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT
 THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 41.

ABOUT THE UNDERLYING FUNDS

YOU'LL FIND MORE INFORMATION ABOUT THE UNDERLYING FUNDS IN WHICH THE PORTFOLIO INVESTS, INCLUDING THEIR OBJECTIVES AND STRATEGIES, IN ABOUT THE UNDERLYING FUNDS AND IN THE SAI.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks current income and modest growth to protect against inflation and to preserve purchasing power.

(COMPASS GRAPHIC)  INVESTMENT STRATEGIES
                   The Portfolio normally invests most of its assets in Class Z shares of
                   Government & Corporate Bond Funds, but may also invest in Columbia Funds Stock,
                   International/Global Stock and Money Market Funds.

The portfolio manager uses asset allocation as its principal investment approach and:

  - allocates assets among Underlying Fund categories, within the target allocations set for the Portfolio. The portfolio manager bases allocations on the Portfolio's investment objective, historical returns for each asset class and on the outlook for the economy

  - chooses individual Underlying Funds within each category and the amount that will be allocated to each, looking at each Underlying Fund's historical returns, as well as the expected performance of the mix of Underlying Funds

  - reviews the allocations to Underlying Fund categories and individual Underlying Funds at least monthly, and may change these allocations when it believes it's appropriate to do so

The actual amount in each Underlying Fund or category of Underlying Funds may vary from the allocations set by the portfolio manager, depending on how the Underlying Funds perform, and for other reasons. The portfolio manager may use various strategies to try to manage how much the actual amount varies, and for how long. For example:

  - if there are more assets in an Underlying Fund category than in the target allocation, the portfolio manager may allocate money coming into the Portfolio to the other Underlying Fund categories

  - if there are fewer assets in an Underlying Fund category than in the target allocation, the portfolio manager may allocate money coming into the Portfolio to that Underlying Fund category

The Portfolio normally sells a proportionate amount of the shares it owns in each Underlying Fund to meet its redemption requests.

  COLUMBIA LIFEGOAL INCOME AND GROWTH PORTFOLIO CAN INVEST   TARGET ALLOCATION FOR EACH
  IN:                                                        UNDERLYING FUND CATEGORY:
  LARGE-CAPITALIZATION STOCK FUNDS                                     10-30%
    COLUMBIA LARGE CAP VALUE FUND
    COLUMBIA LARGE CAP CORE FUND
    COLUMBIA MARSICO FOCUSED EQUITIES FUND



  MID-CAPITALIZATION STOCK FUNDS                                        0-10%
    COLUMBIA MID CAP VALUE FUND
    COLUMBIA MARSICO MIDCAP GROWTH FUND



  SMALL-CAPITALIZATION STOCK FUNDS                                      0-10%
    COLUMBIA SMALL CAP VALUE FUND II
    COLUMBIA SMALL CAP GROWTH FUND II
    COLUMBIA ACORN USA



  INTERNATIONAL/GLOBAL STOCK FUNDS                                      0-10%
    COLUMBIA INTERNATIONAL VALUE FUND*
    COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND
    COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND
    COLUMBIA ACORN INTERNATIONAL



  GOVERNMENT & CORPORATE BOND FUNDS                                    50-90%
    COLUMBIA SHORT TERM BOND FUND
    COLUMBIA TOTAL RETURN BOND FUND



  CONVERTIBLE SECURITIES FUND                                           0-10%
    COLUMBIA CONVERTIBLE SECURITIES FUND



  HIGH YIELD BOND FUND                                                  0-15%
    COLUMBIA HIGH INCOME FUND



  MONEY MARKET FUND                                                     0-20%
    COLUMBIA CASH RESERVES

*BECAUSE THIS FUND IS CLOSED TO NEW INVESTMENTS, THE PORTFOLIO WILL NOT INVEST
 ADDITIONAL ASSETS IN THIS FUND. HOWEVER, THE PORTFOLIO MANAGER INTENDS TO KEEP EXISTING INVESTMENTS IN THE FUND, SUBJECT TO NORMAL ALLOCATION DECISIONS.

Columbia LifeGoal Income and Growth Portfolio's target allocation for total investments in stock and international/global stock funds is 30%. The portfolio manager can substitute or add other Funds to this list at any time, including Funds introduced after the date of this prospectus.

--------------------------------------------------------------------------------

YOU'LL FIND DETAILED INFORMATION ABOUT EACH UNDERLYING FUND'S INVESTMENT STRATEGIES AND RISKS IN ITS PROSPECTUS, AND IN ITS SAI. PLEASE CALL US AT
1.800.345.6611 FOR A COPY.




 YOU'LL FIND MORE ABOUT OTHER
 RISKS OF INVESTING IN THIS PORTFOLIO IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia LifeGoal Income and Growth Portfolio has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The portfolio manager uses an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns the portfolio manager expects, or that the Portfolio will fall in value. There is also the risk that the Underlying Funds the Portfolio invests in will not produce the returns the portfolio manager expects, or will fall in value.

      - STOCK MARKET RISK -- The Portfolio allocates assets to Underlying Funds that invest in stocks. The value of the stocks an Underlying Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - SMALL COMPANY RISK -- The Portfolio allocates assets to Underlying Funds that may invest in smaller companies. Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains, but also carry more risk.

      - FOREIGN INVESTMENT RISK -- The Portfolio allocates assets to Underlying Funds that invest in foreign securities. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments. Underlying Funds that invest in securities of companies in emerging markets have high growth potential, but can be more volatile than securities in more developed markets.

      - INTEREST RATE RISK -- The Portfolio allocates assets to Underlying Funds that may invest in fixed income securities. The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer maturities tend to fall more in value when interest rates rise than fixed income securities with shorter maturities.

      - CREDIT RISK -- An Underlying Fund that invests in fixed income securities could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but generally is not a factor for U.S. government obligations. The Portfolio allocates assets to Underlying Funds that typically invest in securities that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The Portfolio allocates assets to Underlying Funds that may use derivative instruments. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Portfolio's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Portfolio. The success of the portfolio manager's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CONVERTIBLE SECURITIES RISK -- The Portfolio allocates assets to Underlying Funds that invest in convertible securities. The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the Underlying Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the Underlying Fund's ability to meet its objective.

      - REBALANCING POLICY -- The actual amount in each Underlying Fund or category of Underlying Funds may vary from the allocations set by the portfolio manager. This could continue for some time.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A
                   PORTFOLIO'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT
                   WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Portfolio's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1997     1998     1999     2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----     ----     ----     ----
               8.73%   10.17%    6.11%    5.91%    2.63%   -3.41%   15.30%    6.67%    4.34%



              *Year-to-date return as of June 30, 2006: 2.38%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:           7.27%
         WORST: 3RD QUARTER 2002:         -4.32%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Portfolio's Class Z shares' average annual total returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Portfolio shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500 Index and the Lehman Brothers U.S. Aggregate Index. The S&P 500 Index is an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The Lehman Brothers U.S. Aggregate Index is an unmanaged index made up of the Lehman Brothers U.S. Government/ Credit Index, Lehman Brothers Mortgage-Backed Securities Index, Lehman Brothers Asset-Backed Securities Index and Lehman Brothers Commercial Mortgage-Backed Securities Index. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                                        1 YEAR   5 YEARS   PORTFOLIO*
         CLASS Z SHARES RETURNS BEFORE TAXES            4.34%     4.93%      6.25%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                2.25%     3.51%      4.31%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF PORTFOLIO SHARES   4.15%     3.51%      4.25%



         S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                     4.91%     0.54%      8.12%



         LEHMAN BROTHERS U.S. AGGREGATE INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES
           OR TAXES)                                    2.43%     5.87%      6.53%

      *THE INCEPTION DATE OF CLASS Z SHARES IS OCTOBER 15, 1996. THE RETURNS FOR
       THE INDICES SHOWN ARE FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM THE PORTFOLIO'S ASSETS AND FROM THE ASSETS OF THE UNDERLYING FUNDS THE PORTFOLIO INVESTS IN.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF PORTFOLIO DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE PORTFOLIO'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE PORTFOLIO
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Additional hypothetical fee and expense information relating to Class Z shares can be found in the section HYPOTHETICAL INVESTMENT
                   AND EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases               N/A



         Maximum deferred sales charge (load)                           N/A



         ANNUAL PORTFOLIO OPERATING EXPENSES(1)
         (Expenses that are deducted from the Portfolio's assets)



         Management fees                                                0.25%
                                                                        -----



         Total annual Portfolio operating expenses                      0.25%
                                                                        =====



                                                                        0.65%
         Expense ratio of Underlying Funds



                                                                        0.90%
         Net expense ratio including expenses of Underlying Funds(2)



                                                                        0.90%
         Gross expense ratio including expenses of Underlying Funds




      (1)The figures contained in the table are based on amounts incurred during the Portfolio's most recent fiscal year.

      (2)Includes the fees and expenses incurred by the Portfolio directly and indirectly from the Underlying Funds in which the Portfolio invests. The ratios shown above are based on the target allocation. Based on this allocation, the Portfolio's estimated indirect annual expenses would have been 0.65%. Such expense ratios ranged from 0.20% to 1.09%. The indirect expense ratio of the Portfolio may be higher or lower depending on the portion of the Portfolio's assets allocated to each Underlying Fund from time to time.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

        - the Portfolio's indirect expenses remain at the amount shown above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $92      $287      $498      $1,108




COLUMBIA LIFEGOAL INCOME PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS PORTFOLIO'S ADVISER. VIKRAM KURIYAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT
 THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 41.

ABOUT THE UNDERLYING FUNDS

YOU'LL FIND MORE INFORMATION ABOUT THE UNDERLYING FUNDS IN WHICH THE PORTFOLIO INVESTS, INCLUDING THEIR OBJECTIVES AND STRATEGIES, IN ABOUT THE UNDERLYING FUNDS AND IN THE SAI.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks current income through investments primarily in fixed income and income-oriented equity securities consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  INVESTMENT STRATEGIES
                   The Portfolio normally invests a majority of its assets in Class Z shares of
                   Government & Corporate Bond Funds, but may also invest in Stock and Money Market
                   Funds, Fixed Income Sector Portfolios advised by the Adviser and individual securities.

The portfolio manager uses asset allocation as a primary investment approach and:

  - allocates assets among Underlying Fund and individual security categories, within the target allocations set for the Portfolio. The portfolio manager bases allocations on the Portfolio's investment objective, historical returns for each asset class and on the outlook for the economy

  - chooses Underlying Funds and individual securities within each category and the amount that will be allocated to each, looking at each Underlying Fund's (or individual security's) historical returns, as well as the expected performance of the mix of Underlying Funds (or individual securities)

  - reviews the allocations to Underlying Funds and individual securities on an ongoing basis, and may change these allocations when it believes it's appropriate to do so

The actual amount invested in each Underlying Fund (or individual security) or category of Underlying Funds (or category of individual securities) may vary from the allocations set by the team, depending on how the Underlying Funds or individual securities perform, and for other reasons. The portfolio manager may use various strategies to try to manage how much the actual amount varies, and for how long. For example:

  - if there are more assets in an Underlying Fund or individual security category than in the target allocation, the portfolio manager may allocate money coming into the Portfolio to the other Underlying Fund or individual security categories

  - if there are fewer assets in an Underlying Fund or individual security category than in the target allocation, the portfolio manager may allocate money coming into the Portfolio to that Underlying Fund or security category

The Portfolio normally sells securities or a proportionate amount of the shares it owns in each Underlying Fund to meet its redemption requests.

In addition to the individual securities identified on the next page, the Portfolio may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Portfolio may invest in futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. The Portfolio may invest in private placements to seek to enhance its yield. The Portfolio may gain additional exposure to these types of instruments through the Underlying Funds in which it may invest.

The Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

  COLUMBIA LIFEGOAL INCOME PORTFOLIO
  CAN INVEST IN THE FOLLOWING UNDERLYING FUNDS OR         TARGET ALLOCATION FOR EACH
  INDIVIDUAL SECURITIES                                   CATEGORY:



  GOVERNMENT & CORPORATE BOND FUNDS                                 0-100%
    COLUMBIA SHORT TERM BOND FUND
    COLUMBIA INTERMEDIATE CORE BOND FUND
    COLUMBIA TOTAL RETURN BOND FUND
    CORPORATE BOND PORTFOLIO
    MORTGAGE- & ASSET-BACKED PORTFOLIO



  HIGH YIELD BOND FUND                                               0-35%
    COLUMBIA HIGH INCOME FUND



  MONEY MARKET FUND                                                  0-35%
    COLUMBIA CASH RESERVES



  CONVERTIBLE SECURITIES FUND                                        0-20%
    COLUMBIA CONVERTIBLE SECURITIES FUND



  STOCK FUNDS                                                        0-20%
    COLUMBIA LARGE CAP VALUE FUND
    COLUMBIA MID CAP VALUE FUND
    COLUMBIA SMALL CAP VALUE FUND II



  INDIVIDUAL SECURITIES*                                            0-100%

*INDIVIDUAL SECURITIES INCLUDE, WITHOUT LIMITATION, THE FOLLOWING CATEGORIES:
 MONEY MARKET INSTRUMENTS, INVESTMENT GRADE BONDS AND NOTES, MORTGAGE-BACKED AND ASSET-BACKED SECURITIES, HIGH YIELD DEBT SECURITIES, INTERNATIONAL BONDS, INCOME-ORIENTED EQUITIES, CONVERTIBLE SECURITIES AND REAL ESTATE INVESTMENT TRUSTS (OR REITS).

The team will invest a minimum of 50% of the Portfolio's investable assets in investment grade fixed income securities (either through an Underlying Fund or through individual securities). The portfolio manager will invest no more than 30% of the Portfolio's investable assets in a combination of income-oriented equity securities and REITs, but will not invest more than 20% of the Portfolio's investable assets in REITs. The portfolio manager may substitute or add other Funds to this list at any time, including Funds introduced after the date of this prospectus.

--------------------------------------------------------------------------------

YOU'LL FIND DETAILED INFORMATION ABOUT EACH UNDERLYING FUND'S INVESTMENT STRATEGIES AND RISKS IN ITS PROSPECTUS, AND IN ITS SAI. PLEASE CALL US AT
1.800.345.6611 FOR A COPY.




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THE PORTFOLIO IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia LifeGoal Income Portfolio has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The portfolio manager uses an asset allocation strategy to try to achieve current income. There is a risk that the mix of investments will not produce the returns the portfolio manager expects, or that the Portfolio will fall in value. There is also the risk that the Underlying Funds or individual securities the Portfolio invests in will not produce the returns the portfolio manager expects, or will fall in value.

      - INTEREST RATE RISK -- The Portfolio may allocate assets to fixed income securities or to Underlying Funds that may invest in fixed income securities. The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer maturities tend to fall more in value when interest rates rise than fixed income securities with shorter maturities.

      - CREDIT RISK -- The Portfolio may allocate assets to fixed income securities or to Underlying Funds that may invest in fixed income securities, which could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but generally is not a factor for U.S. government obligations. The Portfolio may allocate assets to non-investment grade securities or to Underlying Funds that typically invest in securities that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The Portfolio may allocate assets to derivatives or to Underlying Funds that use derivative instruments. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Portfolio's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Portfolio. The success of the portfolio manager's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CONVERTIBLE SECURITIES RISK -- The Portfolio may allocate assets to convertible securities or to Underlying Funds that invest in convertible securities. The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the Underlying Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the Underlying Fund's ability to meet its objective.

      - REBALANCING POLICY -- The actual amount in each Underlying Fund (or security) or category of Underlying Funds (or category of security) may vary from the target allocations set by the portfolio manager. This could continue for some time.

      - STOCK MARKET RISK -- The Portfolio may allocate assets to income-oriented equities or to Underlying Funds that invest in income-oriented equities. The value of the income-oriented equities the Portfolio invests in directly and the stocks an Underlying Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FOREIGN INVESTMENT RISK -- The Portfolio may allocate assets to foreign securities or to Underlying Funds that invest in foreign securities. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments. Underlying Funds that invest in securities of companies in emerging markets have high growth potential, but can be more volatile than securities in more developed markets.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A
                   PORTFOLIO'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT
                   WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Portfolio's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2004     2005
               ----     ----
               4.95%    1.60%



              *Year-to-date return as of June 30, 2006: 1.28%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2004:           2.39%
         WORST: 2ND QUARTER 2004:         -0.98%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Portfolio's Class Z shares' average annual total returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Portfolio shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman Brothers U.S. Aggregate 1-3 Years Index, an unmanaged index which measures yield, price and total return for government, Treasury, agency, corporate, mortgage and Yankee bonds with 1-3 years in average life, and the Blended 80% Lehman Brothers U.S. Aggregate 1-3 Years Index/ 20% Lehman Brothers U.S. High Yield Index. The Lehman Brothers U.S. High Yield Index is an unmanaged index which measures yield, price and total return for corporate and non-corporate fixed rate, non-investment grade debt. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                         LIFE OF
                                                              1 YEAR    PORTFOLIO*
         CLASS Z SHARES RETURNS BEFORE TAXES                    1.60%     4.46%



         CLASS Z SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS    0.19%     2.91%



         CLASS Z SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS
           AND SALE OF PORTFOLIO SHARES                         1.08%     2.92%



         LEHMAN BROTHERS U.S. AGGREGATE 1-3 YEARS INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES OR
           TAXES)                                               1.82%     1.99%



         BLENDED 80% LEHMAN BROTHERS U.S. AGGREGATE 1-3
           YEARS INDEX/20% LEHMAN BROTHERS U.S. HIGH YIELD
           INDEX                                                2.02%     3.51%

      *THE INCEPTION DATE OF CLASS Z SHARES IS SEPTEMBER 4, 2003. THE RETURNS
       FOR THE INDICES SHOWN ARE FROM AUGUST 31, 2003.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM THE PORTFOLIO'S ASSETS AND FROM THE ASSETS OF THE UNDERLYING FUNDS THE PORTFOLIO INVESTS IN.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE PORTFOLIO AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF PORTFOLIO DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE PORTFOLIO'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE PORTFOLIO MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE PORTFOLIO
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Additional hypothetical fee and expense information relating to Class Z shares can be found in the section HYPOTHETICAL INVESTMENT
                   AND EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases, as a % of
         offering price                                                  N/A



         Maximum deferred sales charge (load) as a % of the lower of
         the original purchase price or net asset value                  N/A



         ANNUAL PORTFOLIO OPERATING EXPENSES(1)
         (Expenses that are deducted from the Portfolio's assets)



         Management fees(2,3)                                           0.31%



         Other expenses(4,5)                                            0.50%
                                                                         -----



         Total annual Portfolio operating expenses(6)                   0.81%



         Fee waivers and/or reimbursements(7)                          (0.39)%
                                                                         -----



         Total net expenses                                             0.42%
                                                                         =====
         Expense ratio of Underlying Funds                              0.48%






         Net expense ratio including expenses of Underlying Funds(8)    0.90%



         Gross expense ratio including expenses of Underlying Funds     1.29%

      (1)The figures contained in the table are based on amounts incurred during the Portfolio's most recent fiscal year.

      (2)Actual management fees will be charged to the Portfolio based on a weighted average of the underlying assets of the Portfolio. No management fee will be charged to the Portfolio on assets invested in Class Z shares of Columbia Funds Government & Corporate Bond, Stock and Money Market Funds. Management fees on assets invested in individual securities and the Corporate Bond and the Mortgage- and Asset-Backed Securities Portfolios of the Fixed Income Sector Portfolios will be charged at rates of 0.50%, less a 0.10% waiver.

      (3)The Portfolio pays an investment advisory fee of 0.08% and an administration fee of 0.23%.

      (4)Other expenses have been restated to reflect contractual changes to the fees paid by the Portfolio for transfer agency services effective April 1, 2006.

      (5)The Portfolio's investment adviser has contractually agreed to bear a portion of the Portfolio's expenses so that the ordinary operating expenses (excluding any distribution and service fees, interest, and fees on borrowings and expenses associated with the Portfolio's investment in other investment companies) do not exceed 0.42% annually through July 31, 2007.

      (6)The total annual Portfolio operating expenses are based on an asset allocation of 85% to Underlying Funds and 15% to Fixed Income Sector Portfolios, which is the allocation expected as of the date of this prospectus. This allocation, however, will change over time. Depending upon the allocation, the lowest and highest total annual operating expense ratio for the Portfolio's Class Z shares could be 0.73% and 1.23%, respectively.

      (7)The Portfolio's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after July 31, 2007.

      (8)Includes the fees and expenses incurred by the Portfolio directly and indirectly from the Underlying Funds in which the Portfolio invests. The ratios shown above are based on the target allocation. Based on this allocation, the Portfolio's estimated indirect annual expenses would have been 0.48%. Such expense ratios ranged from 0.20% to 0.84%. The indirect expense ratio of the Portfolio may be higher or lower depending on the portion of the Portfolio's assets allocated to each Underlying Fund from time to time. The Portfolio will not incur these indirect expenses on the portion of its assets invested in individual securities.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

        - the Portfolio's indirect expenses remain at the amount shown above

        - the waivers and/or reimbursements shown above expire on July 31, 2007 and are not reflected in the 3, 5 and 10 year examples.

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $92      $370      $670      $1,522

About the Underlying Funds


The table starting on the next page is a brief overview of the objectives and principal investments of the Underlying Funds in which the Columbia LifeGoal Portfolios invest. Each Portfolio invests in a different mix of Underlying Funds. You'll find the mix of Underlying Funds and target allocations for each Portfolio starting on page 5.

The portfolio manager can substitute or add other Underlying Funds to this table at any time, including Funds introduced after the date of this prospectus.

FOR MORE INFORMATION

You'll find more detailed information about each Underlying Fund's investment strategies and risks in its prospectus and in its SAI. Please call us at
1.800.345.6611 for copies.

                                      The Underlying Fund's/Portfolio's investment objective:
                                      -------------------------------------------------------
STOCK FUNDS
Columbia Large Cap Value Fund         - growth of capital by investing in companies that are
                                        believed to be undervalued

Columbia Large Cap Core Fund          - long-term growth of capital

Columbia Marsico Focused Equities     - long-term growth of capital
  Fund

Columbia Mid Cap Value Fund           - long-term growth of capital with income as a
                                        secondary consideration

Columbia Marsico Mid Cap Growth       - long-term growth of capital by investing primarily in
  Fund                                  equity securities


                                      The Underlying Fund/Portfolio invests:
                                    ------------------------------------------
STOCK FUNDS
Columbia Large Cap Value Fund       - at least 80% of its assets in large
                                      capitalization companies whose market
                                      capitalizations are within the range of
                                      the companies within the Russell 1000
                                      Value Index (currently between $859
                                      million and $367.5 billion) at the time
                                      of purchase. The Fund generally invests
                                      in companies in a broad range of
                                      industries with market capitalizations
                                      of at least $1 billion and daily trading
                                      volumes of at least $3 million
                                    - up to 20% of its assets in foreign
                                    securities
                                    - in real estate investment trusts

Columbia Large Cap Core Fund        in Columbia Large Cap Core Master
                                    Portfolio, which invests:
                                    - at least 80% of its assets in large
                                      capitalization companies whose market
                                      capitalizations are within the range of
                                      the companies within the S&P 500 Index.
                                      The securities the Master Portfolio
                                      normally holds include common stocks,
                                      preferred stocks and convertible
                                      securities
                                    - up to 20% of its assets in foreign
                                    securities

Columbia Marsico Focused Equities   in Columbia Marsico Focused Equities
  Fund                              Master Portfolio, which invests:
                                    - at least 80% of its assets in equity
                                    securities. The investments mostly consist
                                      of equity securities of large
                                      capitalization companies with a market
                                      capitalization of $4 billion or more.
                                      The Master Portfolio, which is non-
                                      diversified, generally holds a core
                                      position of 20 to 30 common stocks that
                                      are selected for their long-term growth
                                      potential
                                    - up to 25% of its assets in foreign
                                      securities

Columbia Mid Cap Value Fund         - at least 80% of its assets in equity
                                    securities of U.S. companies whose market
                                      capitalizations are within the range of
                                      the companies within the Russell MidCap
                                      Value Index and that are believed to
                                      have the potential for long-term growth
                                    - up to 20% of its assets in foreign
                                    securities
                                    - in real estate investment trusts

Columbia Marsico Mid Cap Growth     - at least 80% of its assets in U.S.
  Fund                              companies whose market capitalizations are
                                      within the range of companies within the
                                      Russell MidCap Growth Index and that are
                                      believed to have the potential for
                                      long-term growth. The Fund usually holds
                                      35 to 50 equity securities
                                    - up to 15% of its assets in foreign
                                      securities


                                      The Underlying Fund's/Portfolio's investment objective:
                                      -------------------------------------------------------

Columbia Small Cap Value Fund II      - long-term growth of capital by investing in companies
                                        believed to be undervalued

Columbia Small Cap Growth Fund II     - long-term capital growth by investing primarily in
                                        equity securities

Columbia Acorn USA                    - long term growth of capital

INTERNATIONAL/GLOBAL STOCK FUNDS
Columbia International Value Fund     - long-term capital appreciation by investing primarily
  (closed to new investments)           in equity securities of foreign issuers, including
                                        emerging markets countries

Columbia Multi-Advisor                - long-term capital growth by investing primarily in
  International Equity Fund             equity securities of non-U.S. companies in Europe,
                                        Australia, the Far East and other regions, including
                                        developing countries

Columbia Marsico International        - long-term growth of capital
  Opportunities Fund


                                      The Underlying Fund/Portfolio invests:
                                    ------------------------------------------

Columbia Small Cap Value Fund II    in Columbia Small Cap Value Master
                                    Portfolio, which invests:
                                    - at least 80% of its assets in equity
                                    securities of U.S. companies whose market
                                      capitalizations are within the range of
                                      the companies within the Russell 2000
                                      Value Index and that are believed to
                                      have the potential for long-term growth
                                    - up to 20% of its assets in foreign
                                      securities

Columbia Small Cap Growth Fund II   in Columbia Small Cap Master Portfolio,
                                    which invests:
                                    - at least 80% of its assets in companies
                                      whose market capitalizations are within
                                      the range of companies within the
                                      Russell 2000 Growth Index at the time of
                                      purchase. As of April 28, 2006, the
                                      market capitalization of companies
                                      within the Russell 2000 Growth Index
                                      ranged from $33 million to $5 billion

Columbia Acorn USA                  - at least 80% of its net assets in U.S.
                                      companies with market capitalizations of
                                      less than $5 billion at the time of
                                      initial purchase

INTERNATIONAL/GLOBAL STOCK FUNDS
Columbia International Value Fund   in Columbia International Value Master
  (closed to new investments)       Portfolio, which invests:
                                    - at least 65% of its assets in foreign
                                      companies anywhere in the world that
                                      have a market capitalization of more
                                      than $1 billion at the time of
                                      investment. The Master Portfolio
                                      typically invests in at least three
                                      countries other than the United States
                                      at any one time

Columbia Multi-Advisor              in Columbia Multi-Advisor International
  International Equity Fund         Equity Master Portfolio, which invests:
                                    - at least 80% of its assets in equity
                                    securities of established companies
                                      located in at least three countries
                                      other than the United States. The
                                      investment managers select countries,
                                      including emerging market or developing
                                      countries, and companies they believe
                                      have the potential for growth
                                    - primarily in equity securities which may
                                      include equity interests in foreign
                                      investment funds or trusts, convertible
                                      securities, real estate investment trust
                                      securities and depositary receipts

Columbia Marsico International      in Columbia Marsico International
  Opportunities Fund                Opportunities Master Portfolio, which
                                    invests:
                                    - at least 65% of its assets in common
                                    stocks of foreign companies selected for
                                      their long-term growth potential. While
                                      the Master Portfolio may invest in
                                      companies of any size, it focuses on
                                      large companies. The Master Portfolio
                                      normally invests in issuers from at
                                      least three countries other than the
                                      United States and generally holds a core
                                      position of 35 to 50 common stocks


                                      The Underlying Fund's/Portfolio's investment objective:
                                      -------------------------------------------------------
Columbia Acorn International          - long-term growth of capital

CONVERTIBLE SECURITIES FUND
Columbia Convertible Securities       - total investment return, comprised of current income
  Fund                                  and capital appreciation, consistent with prudent
                                        investment risk

GOVERNMENT & CORPORATE BOND
  FUNDS
Columbia Short Term Bond Fund         - high current income consistent with minimal
                                        fluctuations of principal


                                      The Underlying Fund/Portfolio invests:
                                    ------------------------------------------
Columbia Acorn International        - in the stocks of non-U.S. small- and
                                    medium-sized companies
                                    - the majority (under normal market
                                    conditions, at least 75%) of its assets in
                                      the stocks of foreign companies based in
                                      developed markets
                                    - in the stocks of companies based outside
                                    the U.S. with market capitalizations of
                                      less than $5 billion at the time of
                                      initial purchase

CONVERTIBLE SECURITIES FUND
Columbia Convertible Securities     - at least 80% of its assets in
  Fund                              convertible securities. Most convertible
                                      securities are issued by U.S. issuers.
                                      The Fund's portfolio manager generally
                                      chooses convertible securities that are
                                      rated at least "B" by a nationally
                                      recognized statistical rating
                                      organization (NRSRO) but may choose
                                      unrated securities if it believes they
                                      are of comparable quality at the time of
                                      investment
                                    - in common stocks
                                    - up to 15% of its assets in Eurodollar
                                      convertible securities
                                    - up to 20% of its assets in foreign
                                    securities

GOVERNMENT & CORPORATE BOND
  FUNDS
Columbia Short Term Bond Fund       - at least 80% of its assets in bonds. The
                                      Fund's portfolio management team may
                                      choose unrated securities if it believes
                                      they are of comparable quality to
                                      investment grade securities at the time
                                      of investment
                                    - in corporate debt securities, including
                                    bonds, notes and debentures,
                                      mortgage-related securities issued by
                                      governments, asset-backed securities or
                                      U.S. government obligations
                                     The Fund may participate in mortgage
                                      dollar rolls up to the amount of
                                      allowable investments in mortgage-backed
                                      securities and limited to the Fund's
                                      current position in mortgage-backed
                                      securities. The Fund may roll all, a
                                      portion, or none of its current position
                                      in mortgage-backed securities


                                      The Underlying Fund's/Portfolio's investment objective:
                                      -------------------------------------------------------

Columbia Intermediate Core Bond       - obtain interest income and capital appreciation
  Fund

Columbia Total Return Bond Fund       - total return by investing in investment grade fixed
                                      income securities

Corporate Bond Portfolio              - maximize total return consistent with investing at
                                        least 80% of its assets in a diversified portfolio of
                                        corporate bonds


                                      The Underlying Fund/Portfolio invests:
                                    ------------------------------------------

Columbia Intermediate Core Bond     in Columbia Intermediate Core Bond Fund
  Fund                              Master Portfolio, which invests:
                                    - at least 80% of its assets in bonds. The
                                      Master Portfolio normally invests at
                                      least 65% of its assets in intermediate
                                      and longer-term fixed income securities
                                      that are rated investment grade. The
                                      Master Portfolio can invest up to 35% of
                                      its assets in mortgage-backed
                                      securities, including collateralized
                                      mortgage obligations (CMOs), that are
                                      backed by the U.S. government, its
                                      agencies or instrumentalities, or
                                      corporations
                                    - up to 10% of its assets in high yield
                                    debt securities and up to 20% of its
                                      assets in asset-backed securities.
                                    - The Master Portfolio may participate in
                                      mortgage dollar rolls up to the amount
                                      of allowable investments in
                                      mortgage-backed securities and limited
                                      to the Master Portfolio's current
                                      position in mortgage-backed securities.
                                      The Master Portfolio may roll all, a
                                      portion or none of its current position
                                      in mortgage-backed securities

Columbia Total Return Bond Fund     - at least 80% of its assets in bonds
                                    - at least 65% of its assets in investment
                                    grade fixed income securities. The Fund's
                                      portfolio managers may choose unrated
                                      securities if they believe they are of
                                      comparable quality to investment grade
                                      securities at the time of investment
                                    - in corporate debt securities, including
                                    bonds, notes and debentures, U.S.
                                      government obligations, foreign debt
                                      securities denominated in U.S. dollars,
                                      mortgage-related securities,
                                      asset-backed securities or municipal
                                      securities
                                     The Fund may participate in mortgage
                                      dollar rolls up to the amount of
                                      allowable investments in mortgage-backed
                                      securities and limited to the Fund's
                                      current position in-mortgage-backed
                                      securities. The Fund may roll all, a
                                      portion, or none of its current position
                                      in mortgage-backed securities

Corporate Bond Portfolio            - at least 80% of its assets in corporate
                                    debt securities (rated BBB or better)
                                      including foreign debt securities
                                      denominated in U.S. dollars and
                                      asset-backed securities. Normally, the
                                      Portfolio's average dollar-weighted
                                      maturity will be between five and
                                      fifteen years and its duration will be
                                      between four and seven years


                                      The Underlying Fund's/Portfolio's investment objective:
                                      -------------------------------------------------------
Mortgage- & Asset-Backed Portfolio    - maximize total return consistent with investing at
                                        least 80% of its assets in a diversified portfolio of
                                        mortgage- and other asset-backed securities

HIGH YIELD BOND FUND
Columbia High Income Fund             - maximum income by investing in a diversified
                                        portfolio of high yield debt securities

MONEY MARKET FUND
Columbia Cash Reserves                - preservation of principal value and maintenance of a
                                        high degree of liquidity while providing current
                                        income


                                      The Underlying Fund/Portfolio invests:
                                    ------------------------------------------
Mortgage- & Asset-Backed Portfolio  - at least 80% of its assets in mortgage-related securities or other
                                      asset-backed securities.
                                      Mortgage-related securities may include
                                      U.S. government obligations, or
                                      securities that are issued or guaranteed
                                      by private issuers, including
                                      collateralized mortgage obligations,
                                      commercial mortgage-backed securities,
                                      and mortgage-backed securities that are
                                      traded on a to-be-announced basis.
                                      Asset-backed securities may include
                                      bonds backed by automobile or credit
                                      card receivables, equipment leases, home
                                      equity loans, manufactured housing
                                      loans, stranded utility costs,
                                      collateralized debt obligations, and
                                      other types of consumer loan or lease
                                      receivables. All investments in
                                      mortgage-backed and other asset-backed
                                      securities will normally be rated
                                      investment grade by one or more
                                      nationally recognized statistical rating
                                      agencies. The portfolio manager may
                                      choose unrated securities it believes
                                      are of comparable quality at the time of
                                      investment. Normally, the Portfolio's
                                      average dollar-weighted maturity will be
                                      between two and eight years and its
                                      duration will be between one and five
                                      years

HIGH YIELD BOND FUND
Columbia High Income Fund           in Columbia High Income Master Portfolio,
                                    which invests:
                                    - at least 80% of its assets in domestic
                                    and foreign corporate high yield debt
                                      securities which are not rated
                                      investment grade but generally will be
                                      rated "BB" or "B" by Standard & Poor's
                                      Corporation
                                    - primarily in U.S. government
                                    obligations, zero-coupon bonds, as well as
                                      domestic corporate high yield debt
                                      securities and U.S. dollar-denominated
                                      foreign corporate high yield debt
                                      securities, both of which include
                                      private placements
                                    - up to 20% of its assets in equity
                                    securities which may include convertible
                                      securities

MONEY MARKET FUND
Columbia Cash Reserves              - in bank obligations, including
                                    certificates of deposit and time deposits
                                      issued by domestic or foreign banks or
                                      their subsidiaries; commercial paper;
                                      corporate bonds; extendible commercial
                                      notes; asset-backed securities; funding
                                      agreements; municipal securities;
                                      repurchase agreements; and other high
                                      quality short-term obligations.


Other important information
(LINE GRAPH GRAPHIC)

--------------------------------------------------------------------------------

YOU'LL FIND SPECIFIC INFORMATION ABOUT EACH PORTFOLIO'S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS IN THE DESCRIPTIONS STARTING ON PAGE 5.

--------------------------------------------------------------------------------


The following are some other risks and information you should consider before you invest:

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Portfolio or Underlying Funds can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Portfolio that is not already a feeder fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Portfolio becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Portfolios or any Underlying Fund may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio manager can also choose not to invest in specific securities described in this prospectus and in the SAI.

      - INVESTMENT IN COLUMBIA MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Underlying Funds and the Portfolios may invest their assets in the Columbia Money Market Funds. The Adviser and its affiliates are entitled to receive fees from the Columbia Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Underlying Funds and the Portfolios for services provided directly. The Adviser may waive fees which it is entitled to receive from either the Columbia Money Market Funds, the Portfolios or the Underlying Funds.

      - FOREIGN INVESTMENT RISK -- Underlying Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulties selling some investments, which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If an Underlying Fund invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to foreign investments.

      - INVESTING DEFENSIVELY -- A Portfolio may temporarily hold up to 100% of its assets in the Columbia Money Market Funds to try to protect it during a market or economic downturn or because of political or other conditions. A Portfolio may not achieve its investment objective while it is investing defensively.

      - SECURITIES LENDING PROGRAM -- An Underlying Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned. It is possible that some of the approved broker-dealers or other financial institutions involved in the loans may be affiliates of Bank of America.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to the Portfolios and the Underlying Funds, including investment advisory, distribution, administration, shareholder servicing, transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Portfolios and the Underlying Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Columbia Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - INVESTMENT IN AFFILIATED FUNDS -- The Adviser has the authority to select Underlying Funds. The Adviser or one of its affiliates is the investment adviser to each of the Underlying Funds. The Adviser may be subject to a conflict of interest in selecting Underlying Funds because the fees paid to it or its affiliates are higher than the fees paid to other Underlying Funds. However, as a fiduciary to each Portfolio, the Adviser has a duty to act in the best interest of the Portfolio in selecting Underlying Funds.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Columbia Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Portfolios' SAI and on the Columbia Funds' website. In addition, a complete list of each Portfolio's portfolio holdings for each calendar month will be available on the Columbia Funds website at www.columbiafunds.com under Fund Portfolio Data, 30 calendar days following each month-end and will remain posted on the website for three months.

      - PORTFOLIO TURNOVER -- A Portfolio or Underlying Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxable to individual shareholders at higher rates than long-term capital gains for federal income tax purposes. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Portfolio's returns. You'll find the portfolio turnover rates for each Portfolio in FINANCIAL HIGHLIGHTS.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Portfolio's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- Columbia LifeGoal Income Portfolio may incur significant transaction costs that are in addition to the total annual Portfolio operating expenses disclosed in the fee tables when the Portfolio invests in individual securities. These transaction costs are made up of all the costs that are associated with trading securities for the Portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Portfolio's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Portfolio's transaction costs are not.

How the Portfolios are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER (COLUMBIA MANAGEMENT ADVISORS, LLC) AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 100 mutual fund portfolios in the Columbia Funds Family, including the Portfolios described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities and money market instruments. The Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions.

Columbia Management currently has approximately $312 billion in assets under management, which consists of assets under the discretionary management of both the Adviser and Columbia Wanger Asset Management, L.P.

Vikram Kuriyan, head of the Adviser's Quantitative Strategies Group, is the portfolio manager primarily responsible for making the day-to-day investment decisions for each Portfolio and is also responsible for determining and implementing asset allocation decisions for the Portfolios. Dr. Kuriyan's professional biography is provided below. The SAI provides additional information about the compensation of the portfolio manager, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolios.

                              LENGTH OF SERVICE               BUSINESS EXPERIENCE
  PORTFOLIO MANAGER          WITH THE PORTFOLIOS           DURING THE PAST FIVE YEARS
  VIKRAM KURIYAN              SINCE AUGUST 2004           COLUMBIA MANAGEMENT --
                                                          PORTFOLIO MANAGER SINCE 2000

The Portfolio pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Portfolio and is paid monthly. The Adviser has also agreed to pay all other Portfolio expenses, except taxes, brokerage fees and commissions, extraordinary expenses, and any distribution (12b-1), shareholder servicing or shareholder administration fees for the Portfolios except Columbia LifeGoal Income Portfolio.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with the Adviser is available in the Portfolios' annual report to shareholders for the fiscal year ended March 31.

The Adviser has agreed to waive fees and/or reimburse expenses for Columbia LifeGoal Income Portfolio until July 31, 2007. You'll find a discussion of any waivers and/or expense reimbursements in the Portfolio descriptions. There is no assurance that the Adviser will waive fees and/or reimburse expenses after this date.

The following chart shows the maximum advisory fee the Adviser can receive, along with the actual advisory fees the Adviser and/or an affiliate received during the Portfolios' last fiscal year.

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  COLUMBIA LIFEGOAL GROWTH PORTFOLIO                          0.25%        0.25%



  COLUMBIA LIFEGOAL BALANCED GROWTH PORTFOLIO                 0.25%        0.25%



  COLUMBIA LIFEGOAL INCOME AND GROWTH PORTFOLIO               0.25%        0.25%



  COLUMBIA LIFEGOAL INCOME PORTFOLIO                          0.50%*       0.08%

*Actual management fees will be charged to the Portfolio based on a weighted average of the underlying assets of the Portfolio. No management fee will be charged on assets invested in Class Z shares of Columbia Funds Government & Corporate Bond, Stock and Money Market Funds. Management fees on assets invested in individual securities and the Corporate Bond and the Mortgage- and Asset-Backed Securities Portfolios of the Fixed Income Sector Portfolios will be charged at a rate of 0.50%, less a 0.10% waiver.

INVESTMENT SUB-ADVISERS

Columbia Funds and the Adviser may engage one or more investment sub-advisers for each Portfolio to make day-to-day investment decisions for the Portfolio. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Portfolios' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Portfolio:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Portfolio to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and Columbia Funds have applied for relief from the SEC to permit the Portfolios to act on many of the Adviser's recommendations with approval only by the Board and not by Portfolio shareholders. The Adviser or a Portfolio would inform the Portfolio's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Portfolios obtain the relief, each Portfolio will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

OTHER SERVICE PROVIDERS

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02111-2621

--------------------------------------------------------------------------------


The Portfolios are distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer and is an indirect, wholly-owned subsidiary of Bank of America Corporation.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------


Columbia Management Advisors, LLC is the administrator of the Portfolios (Administrator), and is responsible for overseeing the administrative operations of the Portfolios. The Administrator does not receive any fees for the administrative services it provides to the Portfolios, except for Columbia LifeGoal Income Portfolio. Columbia LifeGoal Income Portfolio pays the Administrator a maximum fee of 0.23% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc. is the transfer agent for the Portfolios' shares (Transfer Agent), and is an indirect, wholly-owned subsidiary of Bank of America Corporation. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares

(BUYING, SELLING, TRANSFERRING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


This prospectus offers Class Z shares of the Portfolios. Here are some general rules about this class of shares:

  - Class Z shares are available to certain eligible investors. The eligible investors described below are subject to different minimum initial investment requirements. Eligible investors and their applicable investment minimums are as follows:

 NO MINIMUM INITIAL INVESTMENT


  - Any client of Bank of America Corporation or a subsidiary purchasing shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America Corporation or the subsidiary;

  - Any group retirement plan, including defined benefit and defined contribution plans such as: 401(k), 403(b), and 457(b) plans (but excluding individual retirement accounts (IRAs)), for which an intermediary or other entity provides services and is not compensated by the Portfolios for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent;

  - Any investor purchasing through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code; or

  - Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

 $1,000 MINIMUM INITIAL INVESTMENT


  - Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares;
    (ii) who held Primary A shares prior to the share class re-titling on August 22, 2005; (iii) who holds Class A shares that were obtained by exchange of Class Z shares; or (iv) who purchased certain no-load shares of a fund merged with a fund distributed by the Distributor;

  - Any trustee or director (or family member of a trustee or director) of any fund distributed by the Distributor;

  - Any employee (or family member of an employee) of Bank of America Corporation or a subsidiary;

  - Any investor participating in an account offered by an intermediary or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Portfolios Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor purchasing through an intermediary must independently satisfy the $1,000 minimum investment requirement);

  - Any institutional investor which is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization; which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933; or

  - Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, purchasing shares for its own account, including Bank of America Corporation, its affiliates, or subsidiaries.

Columbia Funds reserves the right to change the criteria for eligible investors and the investment minimums. No minimum investment applies to accounts participating in the automatic investment plan; however, each investment requires a $50 minimum purchase. Columbia Funds also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Portfolio and its shareholders.

You'll find more information about buying, selling and exchanging Class Z shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs and services.

The Portfolios also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.345.6611 if you have any questions, or you need help placing an order.

Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Class Z shares. Certain financial institutions and intermediaries that offer Class Z shares may have policies that clients holding Class Z shares through the financial institution or intermediary will automatically have their holdings converted to Class A shares at the time that they move their relationship away from the financial institution or intermediary. Generally, no sales charges or other charges will apply to such a conversion; however, an investor should contact their financial institution or intermediary to learn the details of any such policy and also should talk to their tax adviser about the tax consequences of any such automatic conversion. In addition, Class A shares have higher operating costs which can reduce total returns.

Federal law requires the Portfolios to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Portfolios may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Portfolios are unable to verify your identity after your account is open, the Portfolios reserve the right to close your account or take other steps as deemed reasonable. The Portfolios shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of a Portfolio's or Underlying Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Portfolio or Underlying Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Portfolio shares held by long-term shareholders and have other adverse effects on the Portfolio. This type of excessive short-term trading activity is referred to herein as "market timing." The Portfolios are not intended as vehicles for market timing. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Portfolios to implement their market timing strategies. Columbia Funds' Board has adopted policies and procedures with respect to market timing activity as discussed below.

Market timing may negatively impact long-term performance of a Portfolio by requiring it to maintain a larger percentage of assets in cash or to liquidate portfolio holdings at a disadvantageous time. Market timing could increase a Portfolio's expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, and large asset fluctuations that could diminish a Portfolio's ability to provide the maximum investment return to all participants. Certain Portfolios or Underlying Funds may be more susceptible to these negative effects of market timing. For example, Underlying Funds that invest principally in foreign securities may be more susceptible to arbitrage opportunities resulting from mispricing due to time zone differences among international financial markets. Market timers seek potential price differentials that may occur with securities that trade in a different time zone. Underlying Funds that invest principally in small-and mid-capitalization securities may be more susceptible to arbitrage opportunities due to the less liquid nature of smaller company securities. Fair value pricing may reduce these arbitrage opportunities.

Columbia Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if Columbia Funds detects that a shareholder has conducted two "round trips" (as defined below) in a Portfolio or Underlying Fund (other than a Columbia Money Market Fund, Columbia Short Term Bond Fund or Columbia Short Term Municipal Bond Fund) that are deemed material by Columbia Funds in any 28-day period, Columbia Funds will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a Columbia Money Market Fund, Columbia Short Term Bond Fund or Columbia Short Term Municipal Bond Fund). In addition, if Columbia Funds determines that any person, group or account has engaged in any type of market timing activity (independent of the two round trip limit) Columbia Funds may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund. In any event, Columbia Funds also retains the right to reject any order to buy or exchange shares as discussed in the section BUYING, SELLING AND EXCHANGING SHARES -- HOW ORDERS ARE PROCESSED and also retains the right to modify these market timing policies at any time without prior notice to shareholders.

The rights of shareholders to redeem shares of a Portfolio are not affected by any of these limits. For these purposes, a "round trip" is a purchase by any means into a Portfolio or Underlying Fund followed by a redemption, of any amount, by any means out of the same Portfolio or Underlying Fund. Under this definition, an exchange into a Portfolio or Underlying Fund followed by an exchange out of the same Portfolio or Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Systematic Investment Plan, Automatic Withdrawal Plan, Automatic Exchange Feature or similar automated plans generally are not subject to the two round trip limit. The two round trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Columbia Funds. However, there can be no assurance that these policies and procedures, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. Columbia Funds typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Columbia Funds practices discussed above. Consequently, there is the risk that Columbia Funds may not be able to do anything in response to market timing that occurs in a Portfolio or Underlying Fund which may result in certain shareholders being able to market time a Portfolio or Underlying Fund while the shareholders in that Portfolio or Underlying Fund bear the burden of such activities.

Columbia Funds seeks to act in a manner that it believes is consistent with the best interests of Portfolio shareholders in making any judgments regarding market timing. Neither Columbia Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or transfers.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on a Portfolio's net asset value per share. We calculate net asset value per share for each class of each Portfolio at the end of each business day. The net asset value per share of a Portfolio is based on the net asset value per share of the Underlying Funds the Portfolio invests in.

We calculate the net asset value for each class of a Portfolio by determining the value of the Portfolio's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN AN UNDERLYING FUND

The value of an Underlying Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in an Underlying Fund. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. For example, securities which may be subject to fair valuation include, but are not limited to: (1) restricted securities for which a pricing service is unable to provide a market price; (2) securities whose trading has been formally suspended; (3) debt securities that have gone into default and for which there is no current market quotation; and (4) a security whose market price is not available from a pre-established pricing service. In addition, Underlying Funds may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which an Underlying Fund's share price is calculated. Foreign exchanges typically close before the time as of which Underlying Fund share prices are calculated, and may be closed altogether on some days an Underlying Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Underlying Fund shares. However, when an Underlying Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Columbia Funds has retained an independent fair value pricing service to assist in the fair valuation process for Underlying Funds that primarily invest in international equity securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by an Underlying Fund could change on days when Underlying Fund shares cannot be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders to buy, sell or exchange shares may be delivered to the Transfer Agent by telephone, in writing or through the internet. For more information on account and trading restrictions and special sign-up procedures for internet transactions, please call us at 1.800.345.6611. The Transfer Agent has procedures in place to authenticate electronic instructions. You will be asked to accept the terms of an online agreement and utilize a password for internet services.

Orders received in good order by the Portfolios, Distributor, Transfer Agent or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. We will not be liable for following telephone instructions that we reasonably believe are genuine.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A PORTFOLIO EVERY BUSINESS DAY.
--------------------------------------------------------------------------------



(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Class Z shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we reserve the right to cancel your order. We'll return any payment received for orders that have been cancelled.

        - Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Portfolio. We don't issue certificates.

        - Financial institutions and intermediaries are responsible for recording the beneficial ownership of the shares of their clients, and for reporting this ownership on account statements they send to their clients.

SYSTEMATIC INVESTMENT PLAN
You can make regular purchases in the amount of $50 or more using automatic transfers from your bank account to the Portfolios you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - You can buy shares any day of the month on a monthly, quarterly or semi-annual basis.

  - Some exceptions apply to employees of Bank of America and its affiliates. For details, please contact your investment professional.


(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - You can sell up to an aggregate of $100,000 of shares by check via the telephone or through the internet in a 30-day period if you qualify for telephone or internet orders.

        - If you paid for your shares by check, we'll hold the sale proceeds when you sell those shares for at least 10 days after the trade date of the purchase.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell shares.

        - We can delay payment of the sale proceeds for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), or your account may be subject to an annual fee of $10. The Transfer Agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty.

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you.

        - under certain other circumstances allowed under the 1940 Act.

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw funds any day of the month on a monthly, quarterly or semi-annual basis.

Here's how the plan works:

  - Your account balance must be at least $5,000 to set up the plan. Certain fee based accounts are not subject to the $5,000 requirement.

  - If you set up the plan after you've opened your account, your signature must be Medallion Guaranteed.

  - We'll send you a check or deposit the money directly in your bank account.

  - You can cancel the plan by giving your selling agent or us 30 days' notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE PORTFOLIO OR FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.
--------------------------------------------------------------------------------



(EXCHANGING SHARES      EXCHANGING SHARES
  GRAPHIC)

      You can generally sell shares of a Portfolio to buy shares of another Portfolio or Columbia Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - You can exchange Class Z shares of a Portfolio for Class Z shares of any other Portfolio or Fund distributed by the Distributor. Some exceptions apply.

        - The rules for buying shares of a Portfolio or Fund, including any minimum investment requirements, apply to exchanges into that Portfolio or Fund.

        - You may only make exchanges into a Portfolio or Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Portfolio or Fund that is accepting investments.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

AUTOMATIC EXCHANGE FEATURE
The Automatic Exchange Feature lets you exchange $100 or more of Class Z shares any day of the month. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to the Transfer Agent in writing or call 1.800.345.6611.

  - If you set up your plan to exchange more than $100,000 you must have your signature Medallion Guaranteed.

  - You can choose to have us transfer your money on any day of the month.

  - The rules for making exchanges apply to automatic exchanges.

Financial intermediary payments
(PERCENT GRAPHIC)

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

--------------------------------------------------------------------------------


The Distributor or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor or one of its affiliates. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by the Distributor attributable to that financial intermediary, gross sales of the mutual funds distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the support payments to any one financial intermediary are generally expected to be between 0.02% and 0.10% (between 0.03% and 0.12% in the case of the Columbia Money Market Funds) on an annual basis for payments based on average net assets of a Columbia Fund attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of a Columbia Fund (other than the Columbia Money Market Funds) attributable to the financial intermediary. The Distributor or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in a Columbia Fund.

Payments may also be made to certain financial intermediaries, including other Bank of America affiliates, that provide investor services to retirement plans and other investment programs to compensate financial intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.40% of the total Columbia Fund assets in the program on an annual basis. The Board has authorized the Funds to reimburse the Transfer Agent for amounts paid to financial intermediaries that maintain assets in omnibus accounts, subject to an annual cap of 0.11% of net assets maintained in such accounts. The amounts in excess of that reimbursed by a Portfolio will be borne by the Distributor or its affiliates.

The Distributor or its affiliates may make other payments or allow promotional incentives to financial intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

Amounts paid by the Distributor or its affiliates are paid out of the Distributor's or its affiliates' own revenue and do not increase the amount paid by you or your Portfolio. You can find further details about the payments made by the Distributor or its affiliates and the services provided by financial intermediaries as well as a list of the financial intermediaries to which the

Distributor or its affiliates has agreed to make marketing support payments in the SAI, which can be obtained at www.columbiafunds.com or by calling
1.800.345.6611. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from the Distributor and its affiliates and any services it provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular Portfolio or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.

Distributions and taxes
(TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A PORTFOLIO -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, the gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain, if any, to its shareholders. The Portfolios intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Portfolios won't have to pay any federal income tax. When a Portfolio makes this kind of a payment, it's split among all shares and is called a distribution.

All of the Portfolios normally declare and pay distributions of net investment income quarterly, and distribute any net realized capital gain at least once a year. The Portfolios may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day before the distribution is declared. Shares are eligible to receive net investment income distributions from the trade date and net realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Portfolio usually pay different net investment income distribution amounts because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Portfolio unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover or by calling us at 1.800.345.6611. Distributions of $10 or less will automatically be reinvested in additional Portfolio shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the same Portfolio.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Portfolio shares shortly before the Portfolio makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Portfolio that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Portfolio sells those securities and distributes the realized gain. This distribution is also subject to tax. The Portfolios have built up, or have the potential to build up, high levels of unrealized capital gain.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE PORTFOLIOS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING PORTFOLIO SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------

HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Portfolio's ordinary income and net realized short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions that come from net realized long-term capital gain, if any, generally are taxable to you as long-term capital gain.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Portfolio's long-term capital gain distributed to individual shareholders, if any, generally will qualify for the reduced rate of tax if attributable to the Portfolio's sales and exchanges. Also, if you're an individual Portfolio shareholder, the portion of your distributions attributable to dividends received by the Portfolio from certain U.S. and foreign corporations generally will be taxed at a maximum 15% rate of tax as long as certain holding period requirements are met. Absent further legislation, those reduced rates of tax will expire after December 31, 2010. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Portfolio. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and your federal tax status. Foreign, state and local taxes may also apply to distributions.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is exempt from state and local individual income taxes. Distributions you receive that come from interest a Portfolio earns from U.S. government obligations may not be exempt from these taxes. Please consult your tax adviser about your specific tax situation.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied as a credit against your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

Your redemptions (including redemptions paid in securities) and exchanges of Portfolio shares usually will result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held such Portfolio shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

Legal matters

On February 9, 2005, the Adviser and Distributor entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, the Adviser and Distributor have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. The Adviser and Distributor are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Columbia Funds Series Trust (formerly known as Nations Funds Trust), its Board of Trustees, Bank of America Corporation and certain of its affiliates, including the Adviser and Distributor (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and other cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Funds Series Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds Series Trust against BAC and others that asserts claims under the federal securities laws and state common law. Columbia Funds Series Trust is a nominal defendant in this action.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of these actions. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Columbia Funds shareholders and/or the Columbia Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for preliminary approval.

Separately, several putative class actions have been filed against Columbia Funds Series Trust, Bank of America Corporation and certain of its affiliates, and others, in various federal courts relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. (George Siepel, et al. v. Bank of America, Columbia Funds Series Trust, et al., instituted December 28, 2005, U.S. District Court, E.D. Mo.; Luleff v. Bank of America, Columbia Funds Series Trust, William Carmichael, et al., instituted February 22, 2006, U.S. District Court, S.D. NY.) The suits allege various claims including state law claims for breach of fiduciary duty, breach of contract, unjust enrichment and violations of federal securities laws and seek damages and other remedies.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights tables are designed to help you understand how the Portfolios have performed for the past five years or, if shorter, the period of operations. Certain information reflects financial results for a single Portfolio share. The total investment return line indicates how much an investment in the Portfolio would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the Portfolios' financial statements, is included in the Portfolios' annual report. The independent registered public accounting firm's report and the Portfolios' financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

COLUMBIA LIFEGOAL GROWTH PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $12.24               $11.30                $7.82               $10.68
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.08                 0.07                 0.05                 0.04
  Net realized and unrealized gain/(loss)
    on investments                               2.36                 0.96                 3.46                (2.87)
  Net increase/(decrease) in net assets
    resulting from investment operations         2.44                 1.03                 3.51                (2.83)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.10)               (0.09)               (0.03)               (0.03)
  Distributions from net realized gains         (0.57)                 --                   --                   --
  Total distributions                           (0.67)               (0.09)               (0.03)               (0.03)
  Net asset value, end of year                  $14.01               $12.24               $11.30                $7.82
  TOTAL RETURN++                                20.33%                9.07%               44.84%              (26.53)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $188,132             $132,748             $110,400              $61,985
  Ratio of operating expenses to average
    net assets+++                                0.25%                0.25%                0.25%                0.25%
  Ratio of net investment income/(loss)
    to average net assets                        0.62%                0.62%                0.45%                0.45%
  Portfolio turnover rate                         30%                  13%                  6%                   13%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                    0.25%                0.25%                0.25%                0.25%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.38
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.03
  Net realized and unrealized gain/(loss)
    on investments                                0.31
  Net increase/(decrease) in net assets
    resulting from investment operations          0.34
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.04)
  Distributions from net realized gains            --
  Total distributions                            (0.04)
  Net asset value, end of year                   $10.68
  TOTAL RETURN++                                  3.30%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $75,284
  Ratio of operating expenses to average
    net assets+++                                 0.25%
  Ratio of net investment income/(loss)
    to average net assets                         0.25%
  Portfolio turnover rate                          33%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                     0.25%

++ Total return represents aggregate total return for the year indicated and does not reflect the deduction of any applicable sales charges.
+++ The Portfolio's expenses do not include the expenses of the Underlying
Funds.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.

COLUMBIA LIFEGOAL BALANCED GROWTH PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.48               $11.18                $8.77               $10.38
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.25                 0.19                 0.17                 0.18
  Net realized and unrealized gain/(loss)
    on investments                               1.08                 0.47                 2.44                (1.58)
  Net increase/(decrease) in net assets
    resulting from investment operations         1.33                 0.66                 2.61                (1.40)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.30)               (0.25)               (0.19)               (0.21)
  Distributions from net realized gains         (0.67)               (0.11)               (0.01)                 --
  Total distributions                           (0.97)               (0.36)               (0.20)               (0.21)
  Net asset value, end of year                  $11.84               $11.48               $11.18                $8.77
  TOTAL RETURN++                                12.05%                6.02%               29.95%              (13.51)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $251,980             $220,296             $216,997             $158,377
  Ratio of operating expenses to average
    net assets+++                                0.25%                0.25%                0.25%                0.25%
  Ratio of net investment income/(loss)
    to average net assets                        2.14%                1.70%                1.63%                1.97%
  Portfolio turnover rate                         46%                  17%                  24%                  26%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                    0.25%                0.25%                0.25%                0.25%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.33
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.31
  Net realized and unrealized gain/(loss)
    on investments                                0.16
  Net increase/(decrease) in net assets
    resulting from investment operations          0.47
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.31)
  Distributions from net realized gains          (0.11)
  Total distributions                            (0.42)
  Net asset value, end of year                   $10.38
  TOTAL RETURN++                                  4.65%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $195,436
  Ratio of operating expenses to average
    net assets+++                                 0.25%
  Ratio of net investment income/(loss)
    to average net assets                         3.02%
  Portfolio turnover rate                         117%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                     0.25%

++ Total return represents aggregate total return for the year indicated and does not reflect the deduction of any applicable sales charges.
+++ The Portfolio's expenses do not include the expenses of the Underlying
Funds.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.

COLUMBIA LIFEGOAL INCOME AND GROWTH PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.97               $11.04                $9.62               $10.35
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.31                 0.25                 0.23                 0.27
  Net realized and unrealized gain/(loss)
    on investments                               0.54                 0.11                 1.49                (0.71)
  Net increase/(decrease) in net assets
    resulting from investment operations         0.85                 0.36                 1.72                (0.44)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.35)               (0.31)               (0.24)               (0.26)
  Distributions from net realized gains         (0.74)               (0.12)               (0.06)               (0.03)
  Total distributions                           (1.09)               (0.43)               (0.30)               (0.29)
  Net asset value, end of year                  $10.73               $10.97               $11.04                $9.62
  TOTAL RETURN++                                 8.22%                3.32%               18.08%               (4.22)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $66,806              $56,897              $59,040              $33,316
  Ratio of operating expenses to average
    net assets+++                                0.25%                0.25%                0.25%                0.25%
  Ratio of net investment income/(loss)
    to average net assets                        2.86%                2.28%                2.20%                2.72%
  Portfolio turnover rate                         30%                  34%                  14%                  34%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                    0.25%                0.25%                0.25%                0.25%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.37
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.40
  Net realized and unrealized gain/(loss)
    on investments                               (0.01)
  Net increase/(decrease) in net assets
    resulting from investment operations          0.39
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.36)
  Distributions from net realized gains          (0.05)
  Total distributions                            (0.41)
  Net asset value, end of year                   $10.35
  TOTAL RETURN++                                  3.83%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $25,906
  Ratio of operating expenses to average
    net assets+++                                 0.25%
  Ratio of net investment income/(loss)
    to average net assets                         3.81%
  Portfolio turnover rate                          37%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                     0.25%

++ Total return represents aggregate total return for the year indicated and does not reflect the deduction of any applicable sales charges.
+++ The Portfolio's expenses do not include the expenses of the Underlying
Funds.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.

COLUMBIA LIFEGOAL INCOME PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                    YEAR ENDED                       YEAR ENDED
  CLASS Z SHARES                                     03/31/06                         03/31/05
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                $10.08                           $10.31
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                        0.38                             0.32
  Net realized and unrealized gain/(loss)
    on investments                                    (0.04)                           (0.07)
  Net increase/(decrease) in net asset
    value from operations                              0.34                             0.25
  LESS DISTRIBUTIONS:
  Dividends from net investment income                (0.40)                           (0.44)
  Distributions from net realized gains               (0.02)                           (0.04)
  Total dividends and distributions                   (0.42)                           (0.48)
  Net asset value, end of period                      $10.00                           $10.08
  TOTAL RETURN++                                       3.47%                            2.47%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                 $403                             $667
  Ratio of operating expenses to average
    net assets+++                                      0.42%                            0.42%
  Ratio of net investment income/(loss)
    to average net assets                              3.85%                            3.26%
  Portfolio turnover rate                               19%                              48%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                          0.79%                            0.87%

                                                    PERIOD ENDED
  CLASS Z SHARES                                      03/31/04*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                 $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                         0.23
  Net realized and unrealized gain/(loss)
    on investments                                      0.30
  Net increase/(decrease) in net asset
    value from operations                               0.53
  LESS DISTRIBUTIONS:
  Dividends from net investment income                 (0.22)
  Distributions from net realized gains                  --
  Total dividends and distributions                    (0.22)
  Net asset value, end of period                       $10.31
  TOTAL RETURN++                                        5.31%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                 $2,060
  Ratio of operating expenses to average
    net assets+++                                      0.42%+
  Ratio of net investment income/(loss)
    to average net assets                              3.39%+
  Portfolio turnover rate                                5%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                          0.92%+

* Columbia LifeGoal Income Portfolio Class Z shares commenced operations on September 4, 2003.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
+++ The Portfolio's expenses do not include the expenses of the Underlying
Funds.

Hypothetical investment and expense information

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Portfolios, including investment advisory fees and other Portfolio costs, on the Portfolios' returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class Z shares of the Portfolios assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the Portfolios, which are the same as those stated in the Annual Portfolio Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables shown below reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charges, if any, which may be payable on redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

COLUMBIA LIFEGOAL GROWTH PORTFOLIO -- CLASS Z SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              1.13%                3.87%             $10,387.00      $115.19
       2           10.25%              1.13%                7.89%             $10,788.98      $119.64
       3           15.76%              1.13%               12.07%             $11,206.51      $124.27
       4           21.55%              1.13%               16.40%             $11,640.20      $129.08
       5           27.63%              1.13%               20.91%             $12,090.68      $134.08
       6           34.01%              1.13%               25.59%             $12,558.59      $139.27
       7           40.71%              1.13%               30.45%             $13,044.60      $144.66
       8           47.75%              1.13%               35.49%             $13,549.43      $150.26
       9           55.13%              1.13%               40.74%             $14,073.79      $156.07
      10           62.89%              1.13%               46.18%             $14,618.45      $162.11
  TOTAL GAIN AFTER FEES
    & EXPENSES                                                                 $4,618.45
  TOTAL ANNUAL FEES
    & EXPENSES                                                                                $1,374.63

COLUMBIA LIFEGOAL BALANCED GROWTH PORTFOLIO -- CLASS Z SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              1.00%                4.00%             $10,400.00      $102.00
       2           10.25%              1.00%                8.16%             $10,816.00      $106.08
       3           15.76%              1.00%               12.49%             $11,248.64      $110.32
       4           21.55%              1.00%               16.99%             $11,698.59      $114.74
       5           27.63%              1.00%               21.67%             $12,166.53      $119.33
       6           34.01%              1.00%               26.53%             $12,653.19      $124.10
       7           40.71%              1.00%               31.59%             $13,159.32      $129.06
       8           47.75%              1.00%               36.86%             $13,685.69      $134.23
       9           55.13%              1.00%               42.33%             $14,233.12      $139.59
      10           62.89%              1.00%               48.02%             $14,802.44      $145.18
  TOTAL GAIN AFTER FEES
    & EXPENSES                                                                 $4,802.44
  TOTAL ANNUAL FEES
    & EXPENSES                                                                                $1,224.62

COLUMBIA LIFEGOAL INCOME AND GROWTH PORTFOLIO -- CLASS Z SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              0.90%                4.10%             $10,410.00       $91.85
       2           10.25%              0.90%                8.37%             $10,836.81       $95.61
       3           15.76%              0.90%               12.81%             $11,281.12       $99.53
       4           21.55%              0.90%               17.44%             $11,743.65      $103.61
       5           27.63%              0.90%               22.25%             $12,225.13      $107.86
       6           34.01%              0.90%               27.26%             $12,726.37      $112.28
       7           40.71%              0.90%               32.48%             $13,248.15      $116.89
       8           47.75%              0.90%               37.91%             $13,791.32      $121.68
       9           55.13%              0.90%               43.57%             $14,356.76      $126.67
      10           62.89%              0.90%               49.45%             $14,945.39      $131.86
  TOTAL GAIN AFTER FEES
    & EXPENSES                                                                 $4,945.39
  TOTAL ANNUAL FEES
    & EXPENSES                                                                                $1,107.83

COLUMBIA LIFEGOAL INCOME PORTFOLIO -- CLASS Z SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              0.90%                4.10%             $10,410.00       $91.85
       2           10.25%              1.29%                7.96%             $10,796.21      $136.78
       3           15.76%              1.29%               11.97%             $11,196.75      $141.85
       4           21.55%              1.29%               16.12%             $11,612.15      $147.12
       5           27.63%              1.29%               20.43%             $12,042.96      $152.58
       6           34.01%              1.29%               24.90%             $12,489.75      $158.24
       7           40.71%              1.29%               29.53%             $12,953.12      $164.11
       8           47.75%              1.29%               34.34%             $13,433.69      $170.19
       9           55.13%              1.29%               39.32%             $13,932.07      $176.51
      10           62.89%              1.29%               44.49%             $14,448.95      $183.06
  TOTAL GAIN AFTER FEES
    & EXPENSES                                                                 $4,448.95
  TOTAL ANNUAL FEES
    & EXPENSES                                                                                $1,522.28

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO COLUMBIA FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------

Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of the Fund's assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 under the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

BOND -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

CITIGROUP ALL BB&B-RATED HIGH YIELD MARKET INDEX -- an unmanaged index that measures the performance of below investment-grade debt securities rated "BB" or "B" by Standard & Poor's Corporation and issued by corporations domiciled in the U.S. or Canada. All bonds in the index are publicly placed, have fixed coupons and are non-convertible. It is unavailable for investment and does not reflect fees, brokerage commissions and other expenses of investing.

COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CROSSING NETWORKS -- an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB HIGH YIELD INDEX -- an unmanaged trader-priced portfolio constructed to mirror the investable universe of the dollar-denominated high yield debt market. Issues must be publicly registered in the U.S. or issued under Rule 144A with registration rights. The index includes below investment grade, cash pay, zero-coupon, stepped-rate and pay-in-kind bonds with at least one year remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DEPOSITARY RECEIPTS -- evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVERSIFIED -- A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

DURATION -- a measure used to estimate how much a Fund's net asset value will fluctuate in response to a change in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The securities issued by the FHLMC are guaranteed as to timely payment of interest and the ultimate collection of principal only by the FHLMC and are not insured or guaranteed by the U.S. government.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. FNMA is a congressionally chartered company, although neither its common stock nor the securities it issues are insured or guaranteed by the U.S. government. The securities issued by FNMA are guaranteed as to timely payment of both principal and interest only by FNMA.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from two, or in some circumstances one, nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

FORWARD FOREIGN CURRENCY CONTRACTS -- a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUNDAMENTAL ANALYSIS -- a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- a government-owned corporation that is considered an agency of the U.S. government. It guarantees, with the full faith and credit of the U.S. government, full and timely payment of all principal and interest on its mortgage-backed securities.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

HIGH YIELD DEBT SECURITY -- a debt security (also known as a "junk" bond) that, at the time of purchase, is either rated by an NRSRO to be below investment-grade (e.g., rated "BB" or lower by S&P) or is unrated but believed by a Fund's portfolio manager(s) or portfolio management team to be of comparable quality.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

LEHMAN BROTHERS U.S. AGGREGATE INDEX -- an unmanaged index made up of U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities and asset-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. AGGREGATE 1-3 YEARS INDEX -- an unmanaged index that measures yield, price and total return for government, Treasury, agency, corporate, mortgage and Yankee bonds with 1-3 years in average life. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. HIGH YIELD INDEX -- an unmanaged index that measures yield, price and total return for corporate and non-corporate fixed rate, non-investment grade debt. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MERRILL LYNCH ALL CONVERTIBLES ALL QUALITIES INDEX -- an unmanaged index that measures the performance of all U.S. dollar-denominated convertible securities of issuers not currently in bankruptcy. Securities in the index have total market values greater than $50 million at issuance. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MERRILL LYNCH 1-3 YEAR MUNICIPAL INDEX -- an unmanaged index that tracks the performance of investment grade U.S. tax exempt bonds with remaining terms to final maturities of at least one year and less than three years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MERRILL LYNCH 1-3 YEAR TREASURY INDEX -- an unmanaged index of short-term U.S. Treasury bonds with maturities of one to three years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MONEY MARKET INSTRUMENT -- a high quality, short-term debt security that pays interest based on a fixed, variable or floating rate and is considered to mature in 13 months or less. Money market instruments include, but are not limited to, U.S. Treasury obligations, U.S. government obligations, certificates of deposit and time deposits, bankers' acceptances, commercial paper, corporate bonds, extendible commercial notes, asset backed securities, funding agreements, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MORTGAGE DOLLAR ROLLS -- transactions in which a Fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase those or similar securities at a mutually agreed-upon future date and lower price. The difference between the sale price and the repurchase price is known as the "drop."

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

OVER-THE-COUNTER MARKET -- a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

PRE-REFUNDED BOND -- a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

PRICE-TO-EARNINGS RATIO (P/E RATIO) -- the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

PRIVATE PLACEMENT -- a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

QUANTITATIVE ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

REAL ESTATE INVESTMENT TRUST (REIT) -- a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests. A REIT is a tax-advantaged entity with a special election under the Internal Revenue Code whose assets are composed primarily of such investments.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

RIGHT -- a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

S&P 500 (1) INDEX -- an unmanaged index of 500 widely held common stocks. The S&P 500 covers 80% of the U.S. market and encompasses more than 100 different industry groups. It is not available for investment and does not reflect fees, brokerage commissions to other expenses of investing.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SENIOR SECURITY -- a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SHORT-SELLING -- the practice of borrowing a security (or commodity futures contract) from a broker and selling it, with the understanding that it must later be repurchased and returned to the broker. Short-selling (or "selling short") is a technique used by investors who try to profit from the falling price of a stock.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

ZERO-COUPON BOND -- a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

(1)"Standard & Poor's", "S&P", "S&P 500", "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser. The Portfolios are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolios.



69
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

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

Where to find more information

You'll find more information about Columbia LifeGoal Portfolios in the following documents:

Annual and semi-annual reports

The annual and semi-annual reports contain information about Portfolio investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Portfolio's performance during the period covered.

Statement of Additional Information

The SAI contains additional information about the Portfolios and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

You can obtain a free copy of these documents, request other information about the Portfolios and make shareholder inquiries by contacting Columbia Funds:

By telephone:
1.800.345.6611

By mail:
COLUMBIA FUNDS
C/O COLUMBIA FUNDS SERVICES
P.O. BOX 8081
BOSTON, MA 02266-8081

On the Internet:
WWW.COLUMBIAFUNDS.COM

Information about the Portfolios can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Portfolios are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number: 811-09645
Columbia Funds Series Trust
INT-36/111269-0606

COLUMBIA MANAGEMENT

                           Prospectus

                           Prospectus -- Class Z Shares

                           August 1, 2006

                           Government & Corporate Bond Fund
                           Columbia Total Return Bond Fund
                           Stock Funds
                           Columbia Large Cap Value Fund
                           Columbia Marsico Focused Equities Fund
                           Index Funds
                           Columbia Large Cap Index Fund
                           Columbia Mid Cap Index Fund
                           Columbia Small Cap Index Fund
                           International Stock Fund
                           Columbia Multi-Advisor International Equity Fund

                           THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

                           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


------------------------------------
NOT FDIC-INSURED      NOT BANK ISSUED
------------------------------------
 NO BANK
GUARANTEE             MAY LOSE VALUE
------------------------------------

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE COLUMBIA FUNDS FAMILY (COLUMBIA FUNDS OR COLUMBIA FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 81.

YOUR INVESTMENT IN A FUND IS NOT A BANK DEPOSIT OR OTHER OBLIGATION OF, OR ISSUED OR ENDORSED OR GUARANTEED BY, BANK OF AMERICA, N.A. (BANK OF AMERICA) OR ANY OF ITS AFFILIATES. YOUR INVESTMENT IN A FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUNDS AND MAY BE COMPENSATED OR INCENTED IN CONNECTION WITH THE SALE OF THE FUNDS.

YOUR INVESTMENT IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL INVESTED. YOUR INVESTMENT MAY LOSE MONEY.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about some Columbia Government & Corporate Bond, Stock, Index and International Stock Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

ABOUT THE FUNDS

Each type of Fund has a different investment focus:

  - Government & Corporate Bond Funds focus on the potential to earn income by investing primarily in fixed income securities.

  - Stock Funds invest primarily in equity securities of U.S. companies.

  - Index Funds seek to match the industry and risk characteristics of a specific stock market index, like the S&P 500, by investing primarily in equity securities that are included in the index.

  - International Stock Funds invest primarily in equity securities of companies outside the U.S.

The Funds also have different risk/return characteristics because they invest in different kinds of securities and have varying investment strategies.

Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have the highest risk. Foreign securities also involve special risks not associated with investing in the U.S. stock market, which you need to be aware of before you invest.

Fixed income securities have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of fixed income securities.

In every case, there's a risk that you'll lose money or that you may not earn as much as you expect.

CHOOSING THE RIGHT FUNDS FOR YOU

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Stock, Index and International Stock Funds generally focus on long-term growth. They may be suitable for you if:

  - you have longer-term investment goals

  - they're part of a balanced portfolio

  - you want to try to protect your portfolio against a loss of buying power that inflation can cause over time

They may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with equity securities, including foreign securities

  - you have short-term investment goals

  - you're looking for a regular stream of income

The Government & Corporate Bond Funds focus on the potential to earn income. It may be suitable for you if:

  - you're looking for income

  - you have longer-term investment goals

The Government & Corporate Bond Funds may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with fixed income securities

You'll find a discussion of each Fund's investment objective, principal investment strategies and risks in the Fund descriptions that start on page 5.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.345.6611 or contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

AT BOARD MEETINGS SCHEDULED FOR MID-AUGUST 2006, THE BOARD OF TRUSTEES OF COLUMBIA FUNDS SERIES TRUST WILL BE ASKED TO TAKE VARIOUS ACTIONS TO ENABLE COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND TO OPERATE AS A STAND-ALONE FUND. THIS PROSPECTUS DESCRIBES THIS FUND AS A FEEDER FUND THAT INVESTS ALL OF ITS ASSETS IN A CORRESPONDING MASTER PORTFOLIO THAT, IN TURN, INVESTS IN INDIVIDUAL PORTFOLIO SECURITIES. IF THE BOARD DECIDES TO TAKE THESE ACTIONS, THE FUND WILL INVEST DIRECTLY IN INDIVIDUAL PORTFOLIO SECURITIES RATHER THAN IN A CORRESPONDING MASTER PORTFOLIO.

SPECIFICALLY, THE BOARD WILL BE ASKED TO ADOPT/APPROVE AN ADVISORY AGREEMENT WITH THE ADVISER, AND SUB-ADVISORY AGREEMENTS WITH THE SUB-ADVISERS, FOR THIS FUND ON THE SAME TERMS AS ARE DESCRIBED HEREIN FOR THE MASTER PORTFOLIO, AS WELL AS A SINGLE INTEGRATED ADMINISTRATION AGREEMENT COMBINING THE FUND-LEVEL ADMINISTRATIVE DUTIES AND FEES WITH THOSE AT THE CORRESPONDING MASTER PORTFOLIO-LEVEL. THESE ACTIONS WILL NOT RESULT IN ANY CHANGE IN TOTAL FEES OR THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES AS THEY ARE DESCRIBED IN THIS PROSPECTUS. NOR WILL THEY RESULT IN A CHANGE IN THE PRINCIPAL RISKS OF INVESTING IN THE FUND, EXCEPT THAT THE DISCLOSED RISKS OF INVESTING IN A MASTER-FEEDER STRUCTURE WILL NO LONGER APPLY. THERE WILL BE NO TRANSACTION OR OTHER COSTS CHARGED TO FUND SHAREHOLDERS AND NO FEDERAL INCOME TAX CONSEQUENCES AS A RESULT OF THE ACTIONS.

SHAREHOLDER APPROVAL IS NOT REQUIRED TO IMPLEMENT THESE ACTIONS AND, ACCORDINGLY, WILL NOT BE REQUESTED. THIS PROSPECTUS WILL BE SUPPLEMENTED BY THE END OF AUGUST IF THE ACTIONS ARE NOT APPROVED BY THE BOARD OR ARE NOT IMPLEMENTED AS DESCRIBED.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

COLUMBIA MANAGEMENT ADVISORS, LLC (THE ADVISER) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND. THE ADVISER AND COLUMBIA FUNDS HAVE ENGAGED SUB-ADVISERS WHICH ARE RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR CERTAIN FUNDS.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE SUB-ADVISERS STARTING ON PAGE 45.

--------------------------------------------------------------------------------


COLUMBIA TOTAL RETURN BOND FUND                                  5
------------------------------------------------------------------
COLUMBIA LARGE CAP VALUE FUND                                   11
------------------------------------------------------------------
COLUMBIA MARSICO FOCUSED EQUITIES FUND                          17
Sub-adviser: Marsico Capital Management, LLC
------------------------------------------------------------------
COLUMBIA LARGE CAP INDEX FUND                                   23
------------------------------------------------------------------
COLUMBIA MID CAP INDEX FUND                                     28
------------------------------------------------------------------
COLUMBIA SMALL CAP INDEX FUND                                   32
------------------------------------------------------------------
COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND                37
Sub-advisers: Marsico Capital Management, LLC
and Causeway Capital Management LLC
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     42
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       45

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                         51
     How orders are processed                                   56
     Redemption fees                                            57
  Financial intermediary payments                               62
  Distributions and taxes                                       64
  Legal matters                                                 67
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            68
------------------------------------------------------------------
HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION                 76
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   81
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

COLUMBIA TOTAL RETURN BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. LEONARD APLET, KEVIN CRONK, BRIAN DRAINVILLE, THOMAS LAPOINTE, LAURA OSTRANDER AND MARIE SCHOFIELD OF THE ADVISER ARE THE PORTFOLIO MANAGERS THAT MAKE THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGERS ON PAGE 45.

MORE INVESTMENT OPPORTUNITIES

THIS FUND CAN INVEST IN A WIDE RANGE OF FIXED INCOME SECURITIES. THIS ALLOWS THE TEAM TO FOCUS ON SECURITIES THAT OFFER THE POTENTIAL FOR HIGHER RETURNS.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks total return by investing in investment grade fixed income securities.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in bonds. The Fund normally invests at least 65% of its assets in investment grade fixed income securities. A portfolio manager may choose unrated securities if the portfolio manager believes they are of comparable quality to investment grade securities at the time of investment.

The Fund may invest in:

  - corporate debt securities, including bonds, notes and debentures

  - U.S. government obligations

  - foreign debt securities denominated in U.S. dollars

  - mortgage-related securities issued by governments, their agencies or instrumentalities, or corporations

  - asset-backed securities

  - municipal securities

The Fund may invest up to 10% of its total assets in high yield debt securities. The Fund also may invest up to 10% of its total assets in non-US dollar denominated foreign debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. The Fund may invest in private placements to seek to enhance its yield.

The Fund may also participate in mortgage dollar rolls up to the amount of allowable investments in mortgage-backed securities and limited to the Fund's current position in mortgage-backed securities. The Fund may roll all, a portion or none of the Fund's current position in mortgage-backed securities.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be 10 years or less and will never be more than 15 years.

When selecting individual investments, the portfolio managers:

  - look at a fixed income security's potential to generate both income and price appreciation

  - allocate assets primarily among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S. Treasury securities; and corporate securities, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio managers may change the allocations when market conditions change

  - select securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio managers may invest in securities with lower credit ratings if they believe that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - try to manage risk by diversifying the Fund's investments in securities of many different issuers

The portfolio managers may sell a security when they believe the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Total Return Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the portfolio managers choose will not rise as high as they expect, or will fall.

      - U.S. GOVERNMENT OBLIGATIONS -- U.S. government obligations include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

      - MORTGAGE DOLLAR ROLLS -- Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase those or similar securities at a mutually agreed-upon future date and lower price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase the Fund's portfolio turnover rate.

      - MORTGAGE-BACKED OR MORTGAGE-RELATED SECURITIES -- The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields. Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association, Federal National Mortgage Association or Federal Home Loan Mortgage Corporation, but may also be issued or guaranteed by other private issuers. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer maturities tend to fall more in value when interest rates rise than fixed income securities with shorter maturities.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio managers use derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio managers are not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - ASSET-BACKED SECURITIES RISK -- Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

      - INVESTMENT IN ANOTHER COLUMBIA FUND -- The Fund may invest in Columbia Convertible Securities Fund. The Adviser and its affiliates are entitled to receive fees from Columbia Convertible Securities Fund for providing advisory and other services, in addition to the fees which they are entitled to receive from Columbia Total Return Bond Fund for services provided directly. Accordingly, shareholders may pay additional fees, unless such fees are waived, because of the Fund's investment in another Fund. The Adviser and its affiliates may waive fees which they are entitled to receive from Columbia Convertible Securities Fund, or also Columbia Total Return Bond Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------



(BAR CHART        A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                  PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                  IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               2.12%    8.48%    7.16%   -1.24%   10.10%    7.87%    7.47%    4.90%    4.77%    2.04%



              *Year-to-date return as of June 30, 2006: -0.63%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 3RD QUARTER 2001:           3.87%
         WORST: 1ST QUARTER 1996:         -2.46%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period of the Lehman Brothers U.S. Aggregate Index, an unmanaged index made up of the Lehman Brothers U.S. Government/Credit Index, Lehman Brothers Mortgage-Backed Securities Index, Lehman Brothers Asset-Backed Securities Index and Lehman Brothers Commercial Mortgage-Backed Securities Index. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                       1 YEAR   5 YEARS   10 YEARS
         CLASS Z SHARES RETURNS BEFORE TAXES            2.04%    5.39%     5.31%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                0.54%    3.48%     3.06%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES        1.36%    3.46%     3.13%



         LEHMAN BROTHERS U.S. AGGREGATE INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES
           OR TAXES)                                    2.43%    5.87%     6.16%

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class Z shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases              N/A



         Maximum deferred sales charge (load)                          N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.49%



         Other expenses(3)                                              0.04%
                                                                         -----



         Total annual Fund operating expenses(4)                        0.53%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.34% and an administration fee of 0.15%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.40% for assets up to $500 million; 0.35% for assets in excess of $500 million and up to $1 billion; 0.32% for assets in excess of $1 billion and up to $1.5 billion; 0.29% for assets in excess of $1.5 billion and up to $3 billion; 0.28% for assets in excess of $3 billion and up to $6 billion; and 0.27% in excess of $6 billion.

      (3)Other expenses have been restated to reflect contractual changes to the fees paid by the Fund for transfer agency services effective April 1, 2006.

      (4)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 0.60% for Class Z shares until July 31, 2007. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------

      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $54      $170      $296       $665

COLUMBIA LARGE CAP VALUE FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. THE ADVISER'S VALUE STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE TEAM MEMBERS ON PAGE 45.

WHAT IS VALUE INVESTING?

VALUE INVESTING MEANS LOOKING FOR "UNDERVALUED" COMPANIES -- QUALITY COMPANIES THAT MAY BE CURRENTLY OUT OF FAVOR AND SELLING AT REDUCED PRICES, BUT THAT HAVE GOOD POTENTIAL TO INCREASE IN VALUE.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks growth of capital by investing in companies that are believed to be undervalued.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in large capitalization companies whose market capitalizations are within the range of the companies within the Russell 1000 Value Index (currently between $859 million and $367.5 billion) at the time of purchase. It generally invests in companies in a broad range of industries with market capitalizations of at least
                   $1 billion and daily trading volumes of at least $3 million. The Fund may also invest up to 20% of its assets in foreign securities. The Fund may also invest in real estate investment trusts.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The management team uses a three-pronged approach, combining fundamental and quantitative analysis with risk management to identify value opportunities and construct the portfolio. The management team looks at, among other things:

  - mature, fundamentally sound businesses that are believed to be attractively priced due to investor indifference or unpopularity

  - various measures of relative valuation, including price to cash flow and relative dividend yield. The team believes that companies with lower relative valuation are generally more likely to provide better opportunities for capital appreciation

  - a company's current operating margins relative to its historic range

  - indicators of potential stock price appreciation. These could take the form of anticipated earnings growth, company restructuring, changes in management, new product opportunities, business model changes, or other anticipated improvements in micro and macroeconomic factors

Additionally, the management team uses analytical tools to actively monitor the risk profile of the portfolio.

The team may sell a security when its price reaches a target set by the team, if there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  - may limit the number of buy and sell transactions it makes

  - may try to sell shares in a manner that would create the lowest tax burden on shareholders

  - may offset capital gains by selling securities to realize a capital loss

While the Fund may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Large Cap Value Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks that it believes are undervalued, with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FOREIGN INVESTMENT RISK -- Because the Fund may invest up to 20% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - REAL ESTATE INVESTMENT TRUST RISK -- Changes in real estate values or economic downturns can have a significant negative effect on issuers in the real estate industry.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
                ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               21.12%   26.66%   17.34%    1.25%    3.94%   -7.09%   -19.20%  31.62%   13.62%    9.15%



               *Year-to-date return as of June 30, 2006: 5.45%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1998:           19.69%
         WORST: 3RD QUARTER 2002:         -20.49%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Russell 1000 Value Index, an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                         1 YEAR   5 YEARS   10 YEARS
         CLASS Z SHARES RETURNS BEFORE TAXES             9.15%     4.15%      8.79%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                 8.38%     3.31%      6.41%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES         6.19%     3.18%      6.60%



         RUSSELL 1000 VALUE INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR TAXES)       7.05%     5.28%     10.94%

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class Z shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases               N/A



         Maximum deferred sales charge (load)                           N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                            0.66%



         Other expenses(3, 4)                                          0.10%
                                                                       -----



         Total annual Fund operating expenses                          0.76%



         Fee waivers(5)                                                (0.01)%



         Total net expenses(4)                                         0.75%
                                                                       =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.49% and an administration fee of 0.17%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.60% for assets up to $500 million; 0.55% for assets in excess of $500 million and up to $1 billion; 0.43% for assets in excess of $1 billion and up to $6 billion; and 0.41% for assets in excess of $6 billion.

      (3)Other expenses have been restated to reflect contractual changes to the fees paid by the Fund for transfer agency services effective April 1, 2006.

      (4)The Fund's transfer agent has agreed to waive a portion of its fees (which are included in other expenses), for accounts other than omnibus accounts, so that transfer agent fees (exclusive of out-of-pocket expenses) will not exceed 0.02% annually. If this fee waiver were reflected in this table, other expenses would be 0.07%, and total annual Fund operating expenses would be 0.72%. The Fund's transfer agent, at its discretion, may revise or discontinue this arrangement at any time.

      (5)The Fund's administrator shall waive a specified portion (0.04% of net assets) of the administration fees payable to it under the Administration Agreement on assets up to $500 million. Fees will not be waived on assets in excess of $500 million.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE




      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not included in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $77      $240      $419       $939

COLUMBIA MARSICO FOCUSED EQUITIES FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MARSICO CAPITAL MANAGEMENT, LLC (MARSICO CAPITAL) IS ITS SUB-ADVISER. THOMAS F. MARSICO IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TODAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL AND MR. MARSICO ON PAGE 48.

WHAT IS A FOCUSED FUND?

A FOCUSED FUND INVESTS IN A SMALL NUMBER OF COMPANIES. THIS FUND FOCUSES ON LARGE, ESTABLISHED AND WELL-KNOWN U.S. COMPANIES.

BECAUSE A FOCUSED FUND HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF FUNDS, IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED FUNDS. IT MAY EARN RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Columbia Marsico Focused Equities Master
                   Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in equity securities. The investments will mostly consist of equity securities of large-capitalization companies with a market capitalization of $4 billion or more. The Master Portfolio, which is non-diversified, generally holds a core position of 20 to 30 common stocks that are selected for their long-term growth potential. It may invest up to 25% of its assets in foreign securities.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

In selecting investments for the Master Portfolio, Marsico Capital uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macroeconomic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico Capital may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico Capital seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico Capital has observed.

Marsico Capital then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico Capital may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management, as well as with its customers and (as relevant) suppliers, distributors and competitors. Marsico Capital also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico Capital in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------

Marsico Capital may reduce or sell investments in portfolio companies if, in the opinion of Marsico Capital, a company's fundamentals change substantially, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The Master Portfolio's core investments generally are comprised of established companies and securities that exhibit growth characteristics. However, the Master Portfolio also may typically include companies with more aggressive growth characteristics and companies undergoing significant changes: e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition.

(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Marsico Focused Equities Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

      - HOLDING FEWER INVESTMENTS -- The Master Portfolio is considered to be non-diversified because it may hold fewer investments than other kinds of equity funds. This increases the risk that its value could go down significantly if even only one of its investments performs poorly. The value of the Master Portfolio will tend to have greater price swings than the value of more diversified equity funds. The Master Portfolio may become a diversified fund by limiting the investments in which more than 5% of its total assets are invested.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1998     1999     2000     2001     2002     2003     2004     2005
                ----     ----     ----     ----     ----     ----     ----     ----
               49.64%   53.43%   -17.09%  -18.89%  -15.50%  31.62%   10.97%    9.83%



               *Year-to-date return as of June 30, 2006: -0.49

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1999:           33.16%
         WORST: 1ST QUARTER 2001:         -17.76%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500 Index, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES               9.83%     1.92%     9.67%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                   9.83%     1.92%     9.58%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES           6.39%     1.64%     8.50%



         S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                              4.91%     0.54%     4.79%

      *THE INCEPTION DATE OF CLASS Z SHARES IS DECEMBER 31, 1997. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class Z shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)(2)



         Management fees(3)                                             0.86%



         Other expenses(4, 5)                                           0.16%
                                                                         -----



         Total annual Fund operating expenses                           1.02%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (3)The Fund pays an investment advisory fee of 0.66% and an administration fee of 0.22%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.75% for assets up to $500 million; 0.70% for assets in excess of $500 million and up to $1 billion; 0.65% for assets in excess of $1 billion and up to $1.5 billion; 0.60% for assets in excess of $1.5 billion and up to $3 billion; 0.58% for assets in excess of $3 billion and up to $6 billion; and 0.56% in excess of $6 billion.

      (4)Other expenses have been restated to reflect contractual changes to the fees paid by the Fund for transfer agency services effective April 1, 2006.

      (5)The Fund's transfer agent has voluntarily agreed to waive a portion of its fees (which are included in other expenses), for accounts other than omnibus accounts, so that transfer agent fees (exclusive of out-of-pocket expenses) will not exceed 0.02% annually. If this fee waiver were reflected in this table, other expenses would be 0.12%, and total annual Fund operating expenses would be 0.98%. The Fund's transfer agent, at its discretion, may revise or discontinue this arrangement at any time.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $104     $325      $563      $1,248

COLUMBIA LARGE CAP INDEX FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. VIKRAM KURIYAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 45.

WHAT IS AN INDEX FUND?

INDEX FUNDS USE A "PASSIVE" OR "INDEXING" INVESTMENT APPROACH, WHICH ATTEMPTS TO DUPLICATE THE PERFORMANCE OF A SPECIFIC MARKET INDEX.

CORRELATION MEASURES HOW CLOSELY A FUND'S RETURNS MATCH THOSE OF AN INDEX. A PERFECT CORRELATION OF 1.0 MEANS THAT THE NET ASSET VALUE OF THE FUND INCREASES OR DECREASES IN EXACT PROPORTION TO CHANGES IN THE INDEX.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks investment results that (before fees and expenses) correspond to the total return of the S&P 500 Index.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in common stocks that are included in the S&P 500 Index. The S&P 500 Index is an unmanaged index of 500 widely held common stocks, and is not available for investment.

The Fund may buy stock index futures and financial futures as substitutes for the underlying securities in the S&P 500 Index.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Different common stocks have different weightings in the S&P 500 Index, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P 500 Index, the portfolio manager will try to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P 500 Index, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P 500 Index. The Fund may buy shares of Bank of America Corporation, which is currently included in the S&P 500 Index, subject to certain restrictions.

The Fund tries to achieve a correlation of at least 0.95 with the S&P 500 Index on an annual basis (before fees and expenses). The Fund's ability to track the S&P 500 Index is affected by transaction costs and other expenses, changes in the composition of the S&P 500 Index, changes in the number of shares issued by the companies represented in the S&P 500 Index, and by the timing and amount of shareholder purchases and redemptions, among other things.

Equity mutual funds, like other investors in equity securities, incur transaction costs, such as brokerage costs, when they buy and sell securities. The portfolio manager tries to minimize these costs for the Fund by using program trades and crossing networks.

The portfolio manager may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Large Cap Index Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund tries to match (before fees and expenses) the returns of the S&P 500 Index, and is not actively managed. There is no assurance that the returns of the Fund will match the returns of the S&P 500 Index. The value of the Fund will rise and fall with the performance of the S&P 500 Index.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FUTURES RISK -- This Fund may use futures contracts as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
                ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               22.63%   32.70%   28.39%   20.66%   -9.37%   -12.20%  -22.39%  28.28%   10.73%    4.82%



               *Year-to-date return as of June 30, 2006: 2.63%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1998:           21.13%
         WORST: 3RD QUARTER 2002:         -17.37%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500 Index, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                         1 YEAR   5 YEARS   10 YEARS
         CLASS Z SHARES RETURNS BEFORE TAXES             4.82%     0.29%     8.77%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                 4.36%    -0.15%     8.02%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES         3.14%     0.00%     7.32%



         S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                      4.91%     0.54%     9.07%

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class Z shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                               Class Z
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.20%



         Other expenses                                                  0.02%
                                                                          ------



         Total annual Fund operating expenses                            0.22%



         Fee waivers and/or reimbursements                              (0.08)%
                                                                          ------



         Total net expenses(3)                                           0.14%
                                                                          ======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.10% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $14       $63      $116       $272

COLUMBIA MID CAP INDEX FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. VIKRAM KURIYAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 45.

WHAT IS AN INDEX FUND?

INDEX FUNDS USE A "PASSIVE" OR "INDEXING" INVESTMENT APPROACH, WHICH ATTEMPTS TO DUPLICATE THE PERFORMANCE OF A SPECIFIC MARKET INDEX.

CORRELATION MEASURES HOW CLOSELY A FUND'S RETURNS MATCH THOSE OF AN INDEX. A PERFECT CORRELATION OF 1.0 MEANS THAT THE NET ASSET VALUE OF THE FUND INCREASES OR DECREASES IN EXACT PROPORTION TO CHANGES IN THE INDEX.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks investment results that (before fees and expenses) correspond to the total return of the S&P MidCap 400 Index.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in common stocks that are included in the S&P MidCap 400 Index. The S&P MidCap 400
                   Index is an unmanaged index of 400 domestic stocks chosen for their market size, liquidity and industry representation. The index is not available for investment.

The Fund may buy stock index futures and other financial futures as substitutes for the underlying securities in the S&P MidCap 400 Index.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Different common stocks have different weightings in the S&P MidCap 400 Index, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P MidCap 400 Index, the portfolio manager will try to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P MidCap 400 Index, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P MidCap 400 Index.

The Fund tries to achieve a correlation of at least 0.95 with the return of the S&P MidCap 400 Index on an annual basis (before fees and expenses). The Fund's ability to track the S&P MidCap 400 Index may be adversely affected by transaction costs and other expenses, changes in the composition of the S&P MidCap 400 Index, changes in the number of shares issued by the companies represented in the S&P MidCap 400 Index, and by the timing and amount of shareholder purchases and redemptions, among other things.

Equity mutual funds, like other investors in equity securities, incur transaction costs, such as brokerage costs, when they buy and sell securities. The portfolio manager tries to minimize these costs for the Fund by using electronic trading systems such as crossing networks and other trading strategies.

The portfolio manager may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, when the portfolio manager believes the stock is not liquid enough, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Mid Cap Index Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund tries to match (before fees and expenses) the returns of the S&P MidCap 400 Index, and is not actively managed. There is no assurance that the returns of the Fund will match the returns of the S&P MidCap 400 Index. The value of the Fund will rise and fall with the performance of the S&P MidCap 400 Index.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FUTURES RISK -- This Fund may use futures contracts as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                2001     2002     2003     2004     2005
                ----     ----     ----     ----     ----
                0.92%   -15.01%  35.17%   16.38%   12.45%



               *Year-to-date return as of June 30, 2006: 4.29%

BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 2001:           17.96%
         WORST: 3RD QUARTER 2001:         -16.69%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P MidCap 400 Index, an unmanaged index of 400 common stocks, weighted by market value. The S&P MidCap 400 Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                                         1 YEAR   5 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES             12.45%    8.29%     7.90%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                 11.06%    7.42%     6.65%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES          9.05%    6.84%     6.26%



         S&P MIDCAP 400 INDEX (REFLECTS NO DEDUCTIONS
           FOR FEES, EXPENSES OR TAXES)                  12.56%    8.60%     8.22%

      *THE INCEPTION DATE OF CLASS Z SHARES IS MARCH 31, 2000. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class Z shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.20%



         Other expenses(3)                                              0.02%
                                                                         -----



         Total annual Fund operating expenses                           0.22%



         Fee waivers and/or reimbursements                             (0.08)%
                                                                         -----



         Total net expenses(4)                                          0.14%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.10% and an administration fee of 0.10%.

      (3)Other expenses have been restated to reflect contractual changes to the fees paid by the Fund for transfer agency services effective April 1, 2006.

      (4)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $14       $63      $116       $272

COLUMBIA SMALL CAP INDEX FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. VIKRAM KURIYAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 45.

WHAT IS AN INDEX FUND?

INDEX FUNDS USE A "PASSIVE" OR "INDEXING" INVESTMENT APPROACH, WHICH ATTEMPTS TO DUPLICATE THE PERFORMANCE OF A SPECIFIC MARKET INDEX.

CORRELATION MEASURES HOW CLOSELY A FUND'S RETURNS MATCH THOSE OF AN INDEX. A PERFECT CORRELATION OF 1.0 MEANS THAT THE NET ASSET VALUE OF THE FUND INCREASES OR DECREASES IN EXACT PROPORTION TO CHANGES IN THE INDEX.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks investment results that (before fees and expenses) correspond to the total return of the S&P SmallCap 600 Index.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in common stocks that are included in the S&P SmallCap 600 Index. The S&P SmallCap
                   600 Index is an unmanaged market capitalization index consisting of 600 common stocks with market capitalizations ranging from $500 million to $3 billion that capture the economic and industry characteristics of small company stock performance. It is not available for investment.

The Fund may buy stock index futures and other financial futures as substitutes for the underlying securities in the S&P SmallCap 600 Index.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Different common stocks have different weightings in the S&P SmallCap 600 Index, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P SmallCap 600 Index, the portfolio manager will try to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P SmallCap 600 Index, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P SmallCap 600 Index.

The Fund tries to achieve a correlation of at least 0.95 with the S&P SmallCap 600 Index on an annual basis (before fees and expenses). The Fund's ability to track the S&P SmallCap 600 Index is affected by transaction costs and other expenses, changes in the composition of the S&P SmallCap 600 Index, changes in the number of shares issued by the companies represented in the S&P SmallCap 600 Index, and by the timing and amount of shareholder purchases and redemptions, among other things.

Equity mutual funds, like other investors in equity securities, incur transaction costs, such as brokerage costs, when they buy and sell securities. The portfolio manager tries to minimize these costs for the Fund by using program trades and crossing networks.

The portfolio manager may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Small Cap Index Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund tries to match (before fees and expenses) the returns of the S&P SmallCap 600 Index, and is not actively managed. There is no assurance that the returns of the Fund will match the returns of the S&P SmallCap 600 Index. The value of the Fund will rise and fall with the performance of the S&P SmallCap 600 Index.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - SMALL COMPANY RISK -- Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

      - FUTURES RISK -- This Fund may use futures contracts as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
GRAPHIC)           The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1997     1998     1999     2000     2001     2002     2003     2004     2005
                ----     ----     ----     ----     ----     ----     ----     ----     ----
               27.97%   -1.65%    5.47%    9.47%    6.06%   -15.18%  38.35%   22.33%    7.46%



               *Year-to-date return as of June 30, 2006: 7.58%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2001:           20.60%
         WORST: 3RD QUARTER 1998:         -20.83%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P SmallCap 600 Index, an unmanaged index of 600 common stocks, weighted by market capitalization. The S&P SmallCap 600 Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                        1 YEAR   5 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES            7.46%    10.35%    10.23%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                6.97%     9.80%     9.68%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES        5.10%     8.79%     8.79%



         S&P SMALLCAP 600 INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR TAXES)      7.68%    10.76%    11.40%

      *THE INCEPTION DATE OF CLASS Z SHARES IS OCTOBER 15, 1996. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class Z shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                               Class Z
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.20%



         Other expenses                                                  0.02%
                                                                          ------



         Total annual Fund operating expenses                            0.22%



         Fee waivers and/or reimbursements                              (0.01)%
                                                                          ------



         Total net expenses(3)                                           0.21%
                                                                          ======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.10% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2007. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2007. The Fund's investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2007 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $22       $70      $123       $279

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISERS

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER. THE MASTER PORTFOLIO IS A "MULTI-MANAGER" FUND, WHICH MEANS THAT IT'S MANAGED BY MORE THAN ONE SUB-ADVISER. MARSICO CAPITAL AND CAUSEWAY CAPITAL MANAGEMENT LLC (CAUSEWAY) EACH MANAGES APPROXIMATELY ONE-HALF OF THE ASSETS OF THE MASTER PORTFOLIO. JAMES G. GENDELMAN OF MARSICO CAPITAL AND CAUSEWAY'S PORTFOLIO MANAGEMENT TEAM MAKE THE DAY-TO-DAY INVESTMENT DECISIONS FOR THEIR PORTIONS OF THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL, MR. GENDELMAN AND CAUSEWAY STARTING ON PAGE 48.

WHY INVEST IN AN INTERNATIONAL STOCK FUND

INTERNATIONAL STOCK FUNDS INVEST IN A DIVERSIFIED PORTFOLIO OF COMPANIES LOCATED IN MARKETS THROUGHOUT THE WORLD. THESE COMPANIES CAN OFFER INVESTMENT OPPORTUNITIES THAT ARE NOT AVAILABLE IN THE UNITED STATES. INVESTING INTERNATIONALLY ALSO INVOLVES SPECIAL RISKS NOT ASSOCIATED WITH INVESTING IN THE U.S. STOCK MARKET.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term capital growth by investing primarily in equity securities of non-United States companies in Europe, Australia, the Far East and other regions, including developing countries.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Columbia Multi-Advisor International
                   Equity Master Portfolio (the Master Portfolio). The Master Portfolio has the
                   same investment objective as the Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in equity securities of established companies located in at least three countries other than the United States. The investment managers select countries, including emerging market or developing countries, and companies they believe have the potential for growth.

The Master Portfolio primarily invests in equity securities which may include equity interests in foreign investment funds or trusts, convertible securities, real estate investment trust securities and depositary receipts.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The Master Portfolio may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

The Master Portfolio is a "multi-manager" fund. It has two different investment managers. Each is responsible for managing approximately one-half of the Master Portfolio's assets. The managers each have different, but complementary, investment styles:

  - Marsico Capital combines "top-down" macro economic analysis with "bottom-up" stock selection that focuses primarily on investing in securities with earnings growth potential that may not be realized by other investors.

  - Causeway uses a "bottom-up" analysis and a disciplined value approach. Causeway seeks to invest in companies that it believes are currently undervalued by the market. Causeway makes investment decisions based on the following factors: low price-to-earnings ratios relative to the sector; high yields in dividends or share repurchases, low price-to-book value ratios and low price-to-cash flow ratios relative to the market; and financial strength.

The multi-manager strategy is based on the belief that having more than one manager may result in better performance and more stable returns over time.

A manager may sell a security when its price reaches a target set by the manager, if the company's growth prospects are deteriorating, when the manager believes other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Multi-Advisor International Equity Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The managers choose stocks they believe have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as expected, or will fall. There is also a risk that the Fund's multi-manager strategy may not result in better performance or more stable returns.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. If the Master Portfolio invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - EMERGING MARKETS RISK -- Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Middle East, Asia or Africa, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic downturns in other countries. Some emerging countries have a higher risk of currency devaluation, and some countries may experience long periods of high inflation or rapid changes in inflation rates.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FUTURES RISK -- This Master Portfolio may use futures contracts to convert currencies and to hedge against changes in foreign currency exchange rates. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
                ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                8.47%    1.27%   16.46%   39.49%   -15.13%  -20.66%  -14.53%  34.34%   17.98%   14.08%



               *Year-to-date return as of June 30, 2006: 8.86%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1999:           28.59%
         WORST: 3RD QUARTER 2002:         -19.49%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the MSCI EAFE Index, an unmanaged, capitalization-weighted index consisting of securities listed on exchanges in European, Australasian and Far Eastern markets. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                         1 YEAR   5 YEARS   10 YEARS
         CLASS Z SHARES RETURNS BEFORE TAXES             14.08%    4.16%     6.39%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                 13.75%    4.05%     5.11%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES          9.73%    3.58%     4.89%



         MSCI EAFE INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                      13.54%    4.55%     5.84%

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class Z shares can be found in the section HYPOTHETICAL INVESTMENT AND
                   EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         Redemption fee (as a percentage of total redemption
         proceeds)(1)                                                   2.00%






         ANNUAL FUND OPERATING EXPENSES(2)
         (Expenses that are deducted from the Fund's assets)(3)



         Management fees(4)                                             0.82%



         Other expenses                                                 0.07%
                                                                         -----



         Total annual Fund operating expenses                           0.89%

      (1)The redemption fee may apply to shares that are redeemed (either by selling your shares or exchanging into another Fund) within 60 days of purchase. Please see ABOUT YOUR INVESTMENT -- BUYING, SELLING AND EXCHANGING SHARES -- REDEMPTION FEES for details.

      (2)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (3)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (4)The Fund pays an investment advisory fee of 0.65% and an administration fee of 0.17%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.70% for assets up to $500 million; 0.65% for assets in excess of $500 million and up to $1 billion; 0.60% for assets in excess of $1 billion and up to $1.5 billion; 0.55% for assets in excess of $1.5 billion and up to $3 billion; 0.53% for assets in excess of $3 billion and up to $6 billion; and 0.51% in excess of $6 billion.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $91      $284      $493      $1,096

Other important information
[LINE GRAPH GRAPHIC]

You'll find specific information about each Fund's investment objective, principal investment strategies and risks in the descriptions starting on page
5. The following are some other risks and information you should consider before you invest:

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Any Fund with an 80% Policy may change it without shareholder approval by giving shareholders at least 60 days' notice. Other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund that is not already a feeder fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund it will have the additional risks of investing in a master portfolio.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio manager or portfolio management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      - INVESTMENT IN COLUMBIA MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Funds may invest their assets in the Columbia Money Market Funds. The Adviser and its affiliates are entitled to receive fees from the Columbia Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. The Adviser may waive fees which it is entitled to receive from either the Columbia Money Market Funds or the Funds.

      - FOREIGN INVESTMENT RISK -- Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If a

        Fund invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to foreign investments.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

      - SECURITIES LENDING PROGRAM -- A Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned. It is possible that some of the approved broker-dealers or other financial institutions involved in the loans may be affiliates of Bank of America.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, distribution, administration, shareholder servicing, transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Columbia Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Columbia Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI and on the Columbia Funds' website. In addition, a complete list of Columbia Total Return Bond Fund's portfolio holdings for each calendar quarter will be available on the Columbia Funds website at www.columbiafunds.com under Fund Portfolio Data, 60 calendar days following each quarter-end and will remain posted on the website until the Fund files its next Form N-CSR or Form N-Q. Lastly, a complete list of each other Fund's portfolio holdings for each calendar month will be available on the Columbia Funds website at www.columbiafunds.com under Fund Portfolio Data, 30 calendar days following each month-end and will remain posted on the website for three months.

      - PORTFOLIO TURNOVER -- A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxable to individual shareholders at higher rates than long-term capital gains for federal income tax purposes. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. You'll find the portfolio turnover rates for each Fund in FINANCIAL HIGHLIGHTS or in the Funds' annual report.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- Each Fund may incur significant transaction costs that are in addition to the total annual Fund operating expenses disclosed in the fee tables. These transaction costs are made up of all the costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Fund's transaction costs are not.

How the Funds are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER (COLUMBIA MANAGEMENT ADVISORS, LLC) AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.
--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 100 mutual fund portfolios in the Columbia Funds Family, including the Funds described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities and money market instruments. The Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions.

Columbia Management currently has approximately $312 billion in assets under management, which consists of assets under the discretionary management of both the Adviser and Columbia Wanger Asset Management, L.P.

The table below tells you which asset management team or portfolio managers are responsible for making the day-to-day investment decisions for each Fund for which the Adviser has not engaged an investment sub-adviser. In addition, the table tells you the individual members that make up the teams. The professional biographies of the portfolio managers and team members follow the table. The SAI provides additional information about the compensation of the portfolio managers/team members, other accounts managed by the portfolio managers/team members and the portfolio managers'/team members' ownership of securities in the Portfolios.

                                 ADVISER TEAM/
  FUND                           PORTFOLIO MANAGERS        TEAM MEMBERS
  COLUMBIA TOTAL RETURN BOND
    FUND                         LEONARD APLET, KEVIN      NOT TEAM MANAGED
                                 CRONK, BRIAN DRAINVILLE,
                                 THOMAS LAPOINTE, LAURA
                                 OSTRANDER, MARIE
                                 SCHOFIELD



  COLUMBIA LARGE CAP VALUE FUND  VALUE STRATEGIES TEAM     LORI ENSINGER, DAVID
                                                           HOFFMAN, NOAH
                                                           PETRUCCI, DIANE SOBIN



  COLUMBIA LARGE CAP INDEX FUND  VIKRAM KURIYAN            NOT TEAM MANAGED



  COLUMBIA MID CAP INDEX FUND    VIKRAM KURIYAN            NOT TEAM MANAGED



  COLUMBIA SMALL CAP INDEX FUND  VIKRAM KURIYAN            NOT TEAM MANAGED

  PORTFOLIO                                           BUSINESS EXPERIENCE
  MANAGER            LENGTH OF SERVICE WITH FUND      DURING PAST FIVE YEARS
  LEONARD APLET      COLUMBIA TOTAL RETURN BOND       COLUMBIA MANAGEMENT --
                     FUND SINCE OCTOBER 2004          PORTFOLIO MANAGER SINCE 1987



  KEVIN CRONK        COLUMBIA TOTAL RETURN BOND       COLUMBIA MANAGEMENT --
                     FUND SINCE NOVEMBER 2004         PORTFOLIO MANAGER SINCE 1999



  BRIAN              COLUMBIA TOTAL RETURN BOND       COLUMBIA MANAGEMENT --
  DRAINVILLE         FUND SINCE MARCH 2005            PORTFOLIO MANAGER SINCE 1996



  LORI ENSINGER      COLUMBIA LARGE CAP VALUE FUND    COLUMBIA MANAGEMENT --
                     SINCE AUGUST 2001                PORTFOLIO MANAGER SINCE 2001
                                                      ZURICH SCUDDER INVESTMENTS --
                                                      DIRECTED INVESTMENT STRATEGY
                                                      FOR ALL INSTITUTIONAL ASSETS
                                                      FROM 1999-2001




  PORTFOLIO                                           BUSINESS EXPERIENCE
  MANAGER            LENGTH OF SERVICE WITH FUND      DURING PAST FIVE YEARS
  DAVID HOFFMAN      COLUMBIA LARGE CAP VALUE FUND    COLUMBIA MANAGEMENT --
                     SINCE APRIL 2004                 PORTFOLIO MANAGER SINCE 2001
                                                      ZURICH SCUDDER INVESTMENTS --
                                                      VICE PRESIDENT SINCE
                                                      1999-2001



  VIKRAM KURIYAN     COLUMBIA LARGE CAP INDEX FUND    COLUMBIA MANAGEMENT --
                     SINCE JANUARY 2000               PORTFOLIO MANAGER SINCE 2000
                     COLUMBIA MID CAP INDEX FUND
                     SINCE JANUARY 2000
                     COLUMBIA SMALL CAP INDEX FUND
                     SINCE JANUARY 2000



  THOMAS LAPOINTE    COLUMBIA TOTAL RETURN BOND       COLUMBIA MANAGEMENT --
                     FUND SINCE MARCH 2005            PORTFOLIO MANAGER SINCE 1999



  LAURA OSTRANDER    COLUMBIA TOTAL RETURN BOND       COLUMBIA MANAGEMENT --
                     FUND SINCE NOVEMBER 2004         PORTFOLIO MANAGER SINCE 1996



  NOAH PETRUCCI      COLUMBIA LARGE CAP VALUE FUND    COLUMBIA MANAGEMENT --
                     SINCE FEBRUARY 2002              PORTFOLIO MANAGER SINCE 2002
                                                      ZURICH SCUDDER INVESTMENTS --
                                                      ASSOCIATE PRODUCT
                                                      SPECIALIST/PORTFOLIO MANAGER
                                                      FROM 2000-2001



  MARIE SCHOFIELD    COLUMBIA TOTAL RETURN BOND       COLUMBIA MANAGEMENT --
                     FUND SINCE OCTOBER 2004          PORTFOLIO MANAGER SINCE 1990



  DIANE SOBIN        COLUMBIA LARGE CAP VALUE FUND    COLUMBIA MANAGEMENT --
                     SINCE AUGUST 2001                PORTFOLIO MANAGER SINCE 2001
                                                      ZURICH SCUDDER INVESTMENTS --
                                                      SENIOR PORTFOLIO MANAGER FROM
                                                      1999-2001

Columbia Funds pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. The Adviser uses part of this money to pay investment sub-advisers for the services they provide to certain Funds.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with the Adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

The Adviser has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2007. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that the Adviser will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees the Adviser can receive, along with the actual advisory fees the Adviser and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements. Certain Funds have a breakpoint schedule for their advisory fees. Please refer to the fee tables of the Funds for the specifics of any applicable breakpoint schedule.

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  COLUMBIA TOTAL RETURN BOND FUND                             0.40%        0.34%



  COLUMBIA LARGE CAP VALUE FUND                               0.60%        0.49%



  COLUMBIA MARSICO FOCUSED EQUITIES FUND(1)                   0.75%        0.64%



  COLUMBIA LARGE CAP INDEX FUND                               0.10%        0.10%



  COLUMBIA MID CAP INDEX FUND                                 0.10%        0.10%



  COLUMBIA SMALL CAP INDEX FUND                               0.10%        0.10%



  COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND(1)         0.70%        0.65%

(1)THESE FUNDS DON'T HAVE THEIR OWN INVESTMENT ADVISER BECAUSE THEY INVEST IN COLUMBIA MARSICO FOCUSED EQUITIES MASTER PORTFOLIO AND COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY MASTER PORTFOLIO, RESPECTIVELY. THE ADVISER EARNS ITS FEE AS THE INVESTMENT ADVISER TO EACH MASTER PORTFOLIO.

INVESTMENT SUB-ADVISERS

Columbia Funds and the Adviser engage one or more investment sub-advisers for certain Funds to make day-to-day investment decisions for the Fund. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and the Funds have applied for relief from the SEC to permit the Funds to act on many of the Adviser's recommendations with approval only by the Board and not by Fund shareholders. The Adviser or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

Columbia Funds and the Adviser have engaged the following investment sub-advisers to provide day-to-day portfolio management for certain Funds. These sub-advisers function under the supervision of the Adviser and the Board of Columbia Funds.

A discussion regarding the basis for the Board of Trustees approving the investment sub-advisory agreement with each sub-adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

Information about the sub-advisers and the portfolio managers and/or team members of the sub-advisers that are responsible for the day-to-day investment decisions for the Funds is provided below. The SAI provides additional information about the compensation of these portfolio managers/team members, other accounts managed by the portfolio managers/team members and the portfolio managers'/team members' ownership of securities in the Funds.

--------------------------------------------------------------------------------

MARSICO CAPITAL MANAGEMENT, LLC

1200 17TH STREET
SUITE 1600
DENVER, COLORADO 80202

--------------------------------------------------------------------------------


MARSICO CAPITAL MANAGEMENT, LLC

Marsico Capital was organized in September 1997 as a registered investment adviser and is an indirect, wholly owned indirect subsidiary of Bank of America. Marsico Capital provides investment services to mutual funds and private accounts and as of December 31, 2005, had approximately $63 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of Marsico Capital.

Marsico Capital is the investment sub-adviser to:

  - Columbia Marsico Focused Equities Master Portfolio

Marsico Capital is a co-investment sub-adviser to:

  - Columbia Multi-Advisor International Equity Master Portfolio

THOMAS F. MARSICO is the Chief Investment Officer of Marsico Capital, and has managed the investment program of Columbia Marsico Focused Equities Master Portfolio since December 1997. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager.

JAMES G. GENDELMAN has been the portfolio manager of Marsico Capital's portion of Columbia Multi-Advisor International Equity Master Portfolio since July 2000. Prior to joining Marsico Capital in May 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs & Co. He holds a Bachelor's degree in Accounting from Michigan State University and an MBA in Finance from the University of Chicago. Mr. Gendelman was a certified public accountant for Ernst & Young from 1983 to 1985.

--------------------------------------------------------------------------------

CAUSEWAY CAPITAL
MANAGEMENT LLC

11111 SANTA MONICA BOULEVARD SUITE 1550
LOS ANGELES, CALIFORNIA 90025

--------------------------------------------------------------------------------


CAUSEWAY CAPITAL MANAGEMENT LLC

Founded in June 2001, Causeway is a registered investment adviser and is majority-owned by its employees. As of May 31, 2006, Causeway had $16.2 billion in assets under management.

Causeway is one of the two investment sub-advisers to Columbia Multi-Advisor International Equity Master Portfolio. Causeway's portfolio management team is responsible for making the day-to-day investment decisions for its portion of the Master Portfolio.


                                  LENGTH OF SERVICE
  NAME AND TITLE                  WITH THE MASTER PORTFOLIO
  ------------------------------  -------------------------
  SARAH H. KETTERER               SINCE MAY 2004
  CHIEF EXECUTIVE OFFICER



  HARRY W. HARTFORD               SINCE MAY 2004
  PRESIDENT



  JAMES A. DOYLE                  SINCE MAY 2004
  DIRECTOR



  JONATHAN P. ENG                 SINCE MAY 2004
  VICE PRESIDENT



  KEVIN V. DURKIN                 SINCE MAY 2006
  VICE PRESIDENT

SARAH H. KETTERER is the Chief Executive Officer of Causeway and is responsible for research in the global financials and healthcare sectors. Ms. Ketterer co-founded Causeway in June 2001. Prior to that, she was with the Hotchkis and Wiley division of Merrill Lynch Investment Managers, L.P. ("MLIM") since 1996, where she was a Managing Director and co-head of the International and Global Value Equity Team in Los Angeles. Ms. Ketterer has a

BA from Stanford University and an MBA from the Amos Tuck School, Dartmouth College.

HARRY W. HARTFORD is the President of Causeway and is responsible for research in the global financials and materials sectors. Mr. Hartford co-founded Causeway in June 2001. Prior to that, he was with the Hotchkis and Wiley division of MLIM since 1996, where he was a Managing Director and co-head of the International and Global Value Equity Team in Los Angeles. Mr. Hartford has a BA, with honors, from the University of Dublin, Trinity College, and an MSc in Economics from Oklahoma State University.

JAMES A. DOYLE is a Director of Causeway and is responsible for research in the global consumer discretionary, financials and information technology sectors. He joined Causeway in June 2001. Previously, Mr. Doyle was with the Hotchkis and Wiley division of MLIM since 1997, where he was a Vice President and the head of investment research for the International and Global Value Equity Team in Los Angeles. Mr. Doyle has a BA from Northwestern University and an MBA in Finance from the Wharton School, University of Pennsylvania.

JONATHAN P. ENG is a Vice President of Causeway and is responsible for research in the consumer discretionary, industrials and materials sector. Mr. Eng joined the firm in July 2001. From 1997 to July 2001, Mr. Eng was with the Hotchkis and Wiley division of MLIM in Los Angeles and London, where he was an equity research associate for the International and Global Value Equity Team. Mr. Eng has a BA from Brandeis University and an MBA from the Anderson Graduate School of Management at UCLA.

KEVIN V. DURKIN is a Vice President of Causeway and is responsible for research in the global consumer staples, industrials and energy sectors. Mr. Durkin joined the firm in June 2001. From 1999 to June 2001, Mr. Durkin was with the Hotchkis and Wiley division of MLIM in Los Angeles, where he was an equity research associate for the International and Global Value Equity Team. Mr. Durkin has a BS, cum laude, from Boston College and an MBA from the University of Chicago.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02111-2621

--------------------------------------------------------------------------------


OTHER SERVICE PROVIDERS

The Funds are distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer and an indirect, wholly-owned subsidiary of Bank of America Corporation.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------


Columbia Management Advisors, LLC is the administrator of the Funds (Administrator), and is responsible for overseeing the administrative operations of the Funds. The Funds pay the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds and is paid monthly, as follows:

  COLUMBIA TOTAL RETURN BOND FUND                               0.15%



  COLUMBIA LARGE CAP VALUE FUND                                 0.17%



  COLUMBIA MARSICO FOCUSED EQUITIES FUND                        0.22%*



  COLUMBIA LARGE CAP INDEX FUND, COLUMBIA MID CAP INDEX FUND
    AND COLUMBIA SMALL CAP INDEX FUND                           0.10%



  COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND              0.17%*




(*)This amount represents the combined administration fees paid by the Funds and their respective Master Portfolios.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc. is the transfer agent for the Funds' shares (Transfer Agent) and is an indirect, wholly-owned subsidiary of Bank of America Corporation. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares
(BUYING, SELLING, TRANSFERRING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


This prospectus offers Class Z Shares of the Funds. Here are some general rules about this class of shares:

  - Class Z Shares are available to certain eligible investors. The eligible investors described below are subject to different minimum initial investment requirements. Eligible investors and their applicable investment minimums are as follows:

NO MINIMUM INITIAL INVESTMENT


     - Any client of Bank of America Corporation or a subsidiary purchasing shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America Corporation or the subsidiary;

     - Any group retirement plan, including defined benefit and defined contribution plans such as: 401(k), 403(b), and 457(b) plans (but excluding individual retirement accounts (IRAs)), for which an intermediary or other entity provides services and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent;

     - Any investor purchasing through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code; or

     - Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

$1,000 MINIMUM INITIAL INVESTMENT


     - Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares;
       (ii) who held Primary A shares prior to the share class re-titling on August 22, 2005 (iii) who holds Class A shares that were obtained by exchange of Class Z shares; or (iv) who purchased certain no-load shares of a fund merged with a fund distributed by the Distributor;

     - Any trustee or director (or family member of a trustee or director) of any fund distributed by the Distributor;

     - Any employee (or family member of an employee) of Bank of America Corporation or a subsidiary;

     - Any investor participating in an account offered by an intermediary or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor purchasing through an intermediary must independently satisfy the $1,000 minimum investment requirement);

     - Any institutional investor which is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization; which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933; or

     - Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, purchasing shares for its own account, including Bank of America Corporation, its affiliates, or subsidiaries.

Columbia Funds reserves the right to change the criteria for eligible investors and the investment minimums. No minimum investment applies to accounts participating in the automatic investment plan; however, each investment requires a $50 minimum purchase. Columbia Funds also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

You'll find more information about buying, selling and exchanging Class Z Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.345.6611 if you have any questions or you need help placing an order.

Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Class Z shares. Certain financial institutions and intermediaries that offer Class Z shares may have policies that clients holding Class Z shares through the financial institution or intermediary will automatically have their holdings converted to Class A shares at the time that they move their relationship away from the financial institution or intermediary. Generally, no sales charges or other charges will apply to such a conversion, however an investor should contact their financial institution or intermediary to learn the details of any such policy and also should talk to their tax adviser about the tax consequences of any such automatic conversion. In addition, Class A shares have higher operating costs which can reduce total returns.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of a Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing." The Funds are not intended as vehicles for market timing. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Funds to implement their market timing strategies. Columbia Funds' Board has adopted policies and procedures with respect to market timing activity as discussed below.

Market timing may negatively impact long-term performance of a Fund by requiring it to maintain a larger percentage of assets in cash or to liquidate portfolio holdings at a disadvantageous time. Market timing could increase a Fund's expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, and large asset fluctuations that could diminish a Fund's ability to provide the maximum investment return to all participants. Certain Funds may be more susceptible to these negative effects of market timing. For example, Funds that invest principally in foreign securities may be more susceptible to arbitrage opportunities resulting from mispricing due to time zone differences among international financial markets. Market timers seek potential price differentials that may occur with securities that trade in a different time zone. Funds that invest principally in small- and mid-capitalization securities may be more susceptible to arbitrage opportunities due to the less liquid nature of smaller company securities. Fair value pricing may reduce these arbitrage opportunities.

Columbia Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if Columbia Funds detects that a shareholder has conducted two "round trips" (as defined below) in a Fund (other than a Columbia Money Market Fund, Columbia Short Term Bond Fund or Columbia Short Term Municipal Bond Fund) that are deemed material by Columbia Funds in any 28-day period, Columbia Funds will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a Columbia Money Market Fund, Columbia Short Term Bond Fund or Columbia Short Term Municipal Bond Fund). In addition, if Columbia Funds determines that any person, group or account has engaged in any type of market timing activity (independent of the two round trip limit) Columbia Funds may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund. In any event, Columbia Funds also retains the right to reject any order to buy or exchange shares as discussed in the section BUYING, SELLING AND EXCHANGING SHARES - HOW ORDERS ARE PROCESSED and also retains the right to modify these market timing policies at any time without prior notice to shareholders.

The rights of shareholders to redeem shares of a Fund are not affected by any of these limits. However, certain Funds impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 60 days of their purchase. Please refer to the section ABOUT YOUR INVESTMENT - INFORMATION FOR
INVESTORS - REDEMPTION FEES in the prospectus for your Fund to determine if a redemption fee might be applicable to your shares.

For these purposes, a "round trip" is a purchase by any means into a Fund followed by a redemption, of any amount, by any means out of the same Fund. Under this definition, an exchange into a Fund followed by an exchange out of the same Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Systematic Investment Plan, Automatic Withdrawal Plan, Automatic Exchange Feature or similar automated plans generally are not subject to the two round trip limit. The two round trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Columbia Funds. However, there can be no assurance that these policies and procedures, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. Columbia Funds typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Columbia Funds practices discussed above. Consequently, there is the risk that Columbia Funds may not be able to do anything in response to market timing that occurs in a Fund which may result in certain shareholders being able to market time a Fund while the shareholders in that Fund bear the burden of such activities.

Columbia Funds seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither Columbia Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or transfers.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on a Fund's net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN A FUND

The value of a Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in a Fund. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. For example, securities which may be subject to fair valuation include, but are not limited to: (1) restricted securities for which a pricing service is unable to provide a market price; (2) securities whose trading has been formally suspended; (3) debt securities that have gone into default and for which there is no current market quotation; and
(4) a security whose market price is not available from a pre-established pricing service. In addition, the Funds may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which a Fund's share price is calculated. Foreign exchanges typically close before the time as of which Fund share prices are calculated, and may be closed altogether on some days a Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when a Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Columbia Funds has retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international equity securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by a Fund could change on days when Fund shares cannot be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders to buy, sell or exchange shares may be delivered to the Transfer Agent by telephone, in writing or through the internet. For more information on account and trading restrictions and special sign-up procedures for internet transactions, please call us at 1.800.345.6611. The Transfer Agent has procedures in place to authenticate electronic instructions. You will be asked to accept the terms of an online agreement and utilize a password for internet services.

Orders received in good order by the Fund, Distributor, Transfer Agent or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. We will not be liable for following telephone instructions that we reasonably believe are genuine.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF REDEMPTION FEES.

YOU SHOULD TELL YOUR INVESTMENT PROFESSIONAL THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE SELLING SHARES.

WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

--------------------------------------------------------------------------------


REDEMPTION FEES

Columbia Multi-Advisor International Equity Fund assesses, subject to limited exceptions, a 2.00% redemption fee on the proceeds of Fund shares that are redeemed (either by selling shares or exchanging into another Fund) within 60 days of their purchase. The redemption fee is paid to the Fund from which you are redeeming shares (including redemptions by exchange).

The redemption fee is imposed on Fund shares redeemed (including redemptions by exchange) within 60 days of purchase. In determining which shares are being redeemed, we generally apply a first-in, first-out approach. For Fund shares acquired by exchange, the holding period prior to the exchange will not be considered in determining whether to apply the redemption fee.

The redemption fee will not be imposed if you qualify for a waiver and the Fund has received proper notification. We'll redeem any shares that are eligible for a waiver first. For a discussion of the effects of market timing please see the section BUYING, SELLING AND EXCHANGING SHARES -- SHORT-TERM TRADING ACTIVITY AND MARKET TIMING.

You won't pay an otherwise applicable redemption fee on the following categories of transactions:

  - shares sold following the death or disability (as defined in the Internal Revenue Code) of the shareholder, including a registered joint owner

  - shares sold by or distributions from participant-directed retirement plans, such as 401(k), 403(b), 457, Keogh, profit sharing and money purchase pension plans, where Columbia Funds does not have access to information about the individual participant account activity, except where Columbia Funds has received an indication that the plan administrator is able to assess the redemption fee on the appropriate accounts

  - shares sold by certain investment funds (e.g., Columbia LifeGoal Portfolios and Future Scholar) that have provided assurances reasonably satisfactory to the Adviser that the investment fund is not a vehicle for market timing. The Adviser or its affiliates may manage certain of the approved investment funds

  - shares sold in certain transactions in connection with certain asset allocation or wrap programs where the program sponsor has provided assurances reasonably satisfactory to the Adviser that the program is not designed to be a vehicle for market timing

  - shares sold by accounts where Columbia Funds has received information reasonably satisfactory to the Adviser indicating that financial institutions or intermediaries maintaining the accounts are currently unable for administrative reasons to assess the redemption fee on underlying shareholders

  - shares sold by an account which has demonstrated a severe hardship, such as a medical emergency, as determined in the absolute discretion of the Adviser

  - shares that were purchased by reinvested distributions

  - shares that are redeemed or exchanged through Columbia Funds' Automatic Withdrawal Plan or Automatic Exchange Feature or similar affiliated or unaffiliated automated plans

  - the following retirement plan distributions:

     - lump-sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy"
       plan)

     - distributions from an individual retirement account (IRA) or Custodial Account under Section 403(b)(7) of the Internal Revenue Code, following attainment of age 59 1/2

Columbia Funds also has the discretion to waive the 2% redemption fee if a Fund is in jeopardy of failing the 90% income test proscribed by the Internal Revenue Code which must be met to maintain its registered investment company (RIC) status or otherwise losing its RIC qualification for tax purposes.

Certain financial institutions or intermediaries may not assess redemption fees on certain categories of redemptions that they believe do not present significant market timing concerns (such as automatic withdrawal plan redemptions). Conversely, certain financial institutions or intermediaries may assess redemption fees on certain redemptions by accounts maintained with them that would be exempt from the redemption fee if the accounts were maintained directly with the Transfer Agent or with a different financial institution or intermediary. Columbia Funds and its agents reserve the right to permit imposition of the redemption fee under these circumstances. Columbia Funds' ability to assess redemption fees or apply waivers is generally limited by the policies of these financial institutions and intermediaries. Accordingly, the parameters of the exemption categories described above are subject to the different policies of the various financial institutions and intermediaries that maintain accounts. You should check with your financial institution or intermediary about its redemption fee and waiver policies before investing or submitting a redemption order within the specified time periods.

Columbia Funds reserves the right to impose the redemption fee in the future if it determines that a financial institution or intermediary that previously did not or was not able to assess the redemption fee on underlying shareholders has developed the policy or capability to assess the fee on some or all of its underlying shareholders, however, Columbia Funds may determine not to impose the redemption fee under certain circumstances. From time to time, as circumstances change, Columbia Funds may modify or eliminate certain exemption categories without advance notice to shareholders.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------


(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Class Z Shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we reserve the right to cancel your order. We'll return any payment received for orders that have been cancelled.

        - Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We don't issue certificates.

        - Financial institutions and intermediaries are responsible for recording the beneficial ownership of the shares of their clients, and for reporting this ownership on account statements they send to their clients.

SYSTEMATIC INVESTMENT PLAN
You can make regular purchases in the amount of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - You can buy shares any day of the month on a monthly, quarterly or semi-annual basis.

  - Some exceptions apply to employees of Bank of America and its affiliates. For details, please contact your investment professional.

(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - You can sell up to an aggregate of $100,000 of shares by check via the telephone or through the internet in a 30-day period if you qualify for telephone or internet orders.

        - If you paid for your shares by check, we'll hold the sale proceeds when you sell those shares for at least 10 days after the trade date of the purchase.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

        - Columbia Multi-Advisor International Equity Fund assesses, subject to limited exceptions, a 2.00% redemption fee on the proceeds of Fund shares that are redeemed (either by selling shares or exchanging into another Fund) within 60 days of their purchase. Please see ABOUT YOUR INVESTMENT -- BUYING, SELLING AND EXCHANGING SHARES -- REDEMPTION FEES for details.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), or your account may be subject to an annual fee of $10. The Transfer Agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty.

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you.

        - under certain other circumstances allowed under the 1940 Act.

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw funds any day of the month on a monthly, quarterly or semi-annual basis.

Here's how the plan works:

  - Your account balance must be at least $5,000 to set up the plan. Certain fee based accounts are not subject to the $5,000 requirement.

  - If you set up the plan after you've opened your account, your signature must be Medallion Guaranteed.

  - We'll send you a check or deposit the money directly in your bank account.

  - You can cancel the plan by giving your selling agent or us 30 days' notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------


(EXCHANGING SHARES   EXCHANGING SHARES
  GRAPHIC)

      You can generally sell shares of a Fund to buy shares of another Columbia Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - You can exchange Class Z shares of a Fund for Class Z shares of any other Fund distributed by the Distributor. Some exceptions apply.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - Columbia Multi-Advisor International Equity Fund assesses, with limited exceptions, a 2.00% redemption fee on the proceeds of Fund shares that are redeemed (either by selling shares or exchanging into another Fund) within 60 days of their purchase. Please see ABOUT YOUR INVESTMENT -- BUYING, SELLING AND EXCHANGING SHARES -- REDEMPTION FEES for details.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

AUTOMATIC EXCHANGE FEATURE

The Automatic Exchange Feature lets you exchange $100 or more of Class Z shares any day of the month. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to the Transfer Agent in writing or call 1.800.345.6611.

  - If you set up your plan to exchange more than $100,000 you must have your signature Medallion Guaranteed.

  - You can choose to have us transfer your money on any day of the month.

  - The rules for making exchanges apply to automatic exchanges.

Financial intermediary payments
(PERCENT GRAPHIC)

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

--------------------------------------------------------------------------------


The Distributor or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor or one of its affiliates. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by the Distributor attributable to that financial intermediary, gross sales of the mutual funds distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the support payments to any one financial intermediary are generally expected to be between 0.02% and 0.10% (between 0.03% and 0.12% in the case of the Columbia Money Market Funds) on an annual basis for payments based on average net assets of the Funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds (other than the Columbia Money Market Funds) attributable to the financial intermediary. The Distributor or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in the Fund.

Payments may also be made to certain financial intermediaries, including other Bank of America affiliates, that provide investor services to retirement plans and other investment programs to compensate financial intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.40% of the total Fund assets in the program on an annual basis. The Board has authorized the Funds to reimburse the Transfer Agent for amounts paid to financial intermediaries that maintain assets in omnibus accounts, subject to an annual cap of 0.11% of net assets maintained in such accounts. The amounts in excess of that reimbursed by a Fund will be borne by the Distributor or its affiliates.

The Distributor or its affiliates may make other payments or allow promotional incentives to financial intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

Amounts paid by the Distributor or its affiliates are paid out of the Distributor's or its affiliates' own revenue and do not increase the amount paid by you or your Fund. You can find further details about the payments made by the Distributor or its affiliates and the services provided by financial intermediaries as well as a list of the financial intermediaries to which the

Distributor or its affiliates has agreed to make marketing support payments in the SAI, which can be obtained at www.columbiafunds.com or by calling
1.800.345.6611. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from the Distributor and its affiliates and any services it provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular Fund or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.

Distributions and taxes
(TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------

ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, the gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain, if any, to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares and is called a distribution.

All of the Funds distribute any net realized capital gain at least once a year. Normally, each Fund will declare and pay distributions of net investment income as indicated in the table below. The Funds may, however, declare and pay distributions of net investment income more frequently.

                                                  FREQUENCY OF           FREQUENCY
                                                 DECLARATION OF         OF PAYMENT
                                                     INCOME              OF INCOME
  FUND                                           DISTRIBUTIONS         DISTRIBUTIONS
  COLUMBIA TOTAL RETURN BOND FUND                   DAILY                MONTHLY



  COLUMBIA LARGE CAP VALUE FUND                   QUARTERLY             QUARTERLY



  COLUMBIA MARSICO FOCUSED EQUITIES FUND          ANNUALLY              ANNUALLY



  COLUMBIA LARGE CAP INDEX FUND                   ANNUALLY              ANNUALLY



  COLUMBIA MID CAP INDEX FUND                     ANNUALLY              ANNUALLY



  COLUMBIA SMALL CAP INDEX FUND                   ANNUALLY              ANNUALLY



  COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY
    FUND                                          ANNUALLY              ANNUALLY

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily distribution Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Funds) or trade date (all other Funds), and net realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at
1.800.345.6611. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the same Fund.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Fund shares shortly before the Fund makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the realized gain. This distribution is also subject to tax. The Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT


Distributions of a Fund's ordinary income and net realized short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions that come from net realized long-term capital gain, if any, generally are taxable to you as long-term capital gain.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund's long-term capital gain distributed to individual shareholders, if any, generally will qualify for the reduced rate of tax if attributable to the Fund's sales and exchanges. Also, if you're an individual Fund shareholder, the portion of your distributions attributable to dividends received by the Fund from its direct investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% rate of tax as long as certain holding period requirements are met by you for your Fund shares and the Fund for its investment in stock producing such dividends. Absent further legislation, those reduced rates of tax will expire after December 31, 2010. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and your federal tax status. Foreign, state and local taxes may also apply to distributions.

FOREIGN TAXES

Mutual funds that maintain most of their portfolio in foreign securities -- like the International Stock Fund -- have special tax considerations. If more than half of the Fund's assets consist of foreign securities for a taxable year and the Fund makes a special election for the taxable year, you'll generally be required to:

  - include in your gross income your proportionate amount of foreign income taxes paid by the Fund

  - treat this amount as foreign income taxes paid directly by you

  - either deduct this amount when calculating your income, or subject to certain conditions and limitations, claim this amount as a foreign tax credit against your federal income tax liability


We cannot assure you that a Fund will make this special election for a taxable year, even if it is eligible to.
In general, if you are an individual, each year you can claim up to $300 ($600 if you're filing jointly) of foreign income taxes paid (or deemed paid) by you as a foreign tax credit against your federal income tax liability.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is exempt from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult your tax adviser about your specific tax situation.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied as a credit against your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

Your redemptions (including redemptions paid in securities) and exchanges of Fund shares usually will result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held such Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

Legal matters

On February 9, 2005, the Adviser and Distributor entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, the Adviser and Distributor have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. The Adviser and Distributor are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Columbia Funds Series Trust (formerly known as Nations Funds Trust), its Board of Trustees, Bank of America Corporation and certain of its affiliates, including the Adviser and Distributor (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and other cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Funds Series Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds Series Trust against BAC and others that asserts claims under the federal securities laws and state common law. Columbia Funds Series Trust is a nominal defendant in this action.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of these actions. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Columbia Funds shareholders and/or the Columbia Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for preliminary approval.

Separately, several putative class actions have been filed against Columbia Funds Series Trust, Bank of America Corporation and certain of its affiliates, and others, in various federal courts relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. (George Siepel, et al. v. Bank of America, Columbia Funds Series Trust, et al., instituted December 28, 2005, U.S. District Court, E.D. Mo.; Luleff v. Bank of America, Columbia Funds Series Trust, William Carmichael, et al., instituted February 22, 2006, U.S. District Court, S.D. NY.) The suits allege various claims including state law claims for breach of fiduciary duty, breach of contract, unjust enrichment and violations of federal securities laws and seek damages and other remedies.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights tables are designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the Funds' financial statements, is included in the Funds' annual report. The independent registered public accounting firm's report and the Funds' financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

COLUMBIA TOTAL RETURN BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/06             03/31/05             03/31/04              3/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $9.81               $10.17               $10.00                $9.66
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.37                 0.33                 0.36                 0.35
  Net realized and unrealized gain/(loss)
    on investments                              (0.16)               (0.18)                0.23                 0.53
  Net increase/(decrease) in net asset
    value from operations                        0.21                 0.15                 0.59                 0.88
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.42)               (0.36)               (0.36)               (0.37)
  Distributions from net realized gains         (0.03)               (0.15)               (0.06)               (0.17)
  Total dividends and distributions             (0.45)               (0.51)               (0.42)               (0.54)
  Net asset value, end of year                   $9.57                $9.81               $10.17               $10.00
  TOTAL RETURN++                                 2.10%                1.56%                6.07%                9.32%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $1,997,046           $1,861,448           $2,260,519           $2,482,229
  Ratio of operating expenses to average
    net assets(a)                                0.54%                0.58%                0.65%                0.67%
  Ratio of net investment income/(loss)
    to average net assets                        4.13%                3.30%                3.61%                3.50%
  Portfolio turnover rate                        199%                 402%                 398%                 488%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  0.60%(c)             0.66%(d)             0.68%(e)               0.67%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $9.78
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.53
  Net realized and unrealized gain/(loss)
    on investments                               (0.11)
  Net increase/(decrease) in net asset
    value from operations                         0.42
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.54)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.54)
  Net asset value, end of year                    $9.66
  TOTAL RETURN++                                  4.33%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $2,256,647
  Ratio of operating expenses to average
    net assets(a)                               0.68%(b)
  Ratio of net investment income/(loss)
    to average net assets                         5.28%
  Portfolio turnover rate                         314%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.68%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 9) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.54% for Class Z shares.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.64% for Class Z shares.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.66% for Class Z shares.

COLUMBIA LARGE CAP VALUE FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $13.12               $11.85                $8.48               $11.96
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.22                 0.20                 0.16                 0.14
  Net realized and unrealized gain/(loss)
    on investments                               1.63                 1.27                 3.36                (3.31)
  Net increase/(decrease) in net asset
    value from operations                        1.85                 1.47                 3.52                (3.17)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.19)               (0.20)               (0.15)               (0.13)
  Distributions from net realized gains         (0.17)                 --                   --                 (0.18)
  Total dividends and distributions             (0.36)               (0.20)               (0.15)               (0.31)
  Net asset value, end of year                  $14.61               $13.12               $11.85                $8.48
  TOTAL RETURN++                                14.33%               12.51%               41.63%              (26.95)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $2,009,115           $1,376,691           $1,101,872            $451,815
  Ratio of operating expenses to average
    net assets(a)                                0.71%                0.77%             0.89%(b)(c)             0.97%
  Ratio of investment income/(loss) to
    average net assets                           1.60%                1.66%                1.49%                1.43%
  Portfolio turnover rate                         59%                  52%                  69%                  75%
  Ratio of operating expenses to average
    net asset without waivers and/or
    expense reimbursements(a)                  0.80%(d)             0.96%(e)             0.96%(f)               0.97%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $12.39
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.12
  Net realized and unrealized gain/(loss)
    on investments                                0.58
  Net increase/(decrease) in net asset
    value from operations                         0.70
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.10)
  Distributions from net realized gains          (1.03)
  Total dividends and distributions              (1.13)
  Net asset value, end of year                   $11.96
  TOTAL RETURN++                                  5.64%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $513,206
  Ratio of operating expenses to average
    net assets(a)                               0.95%(b)
  Ratio of investment income/(loss) to
    average net assets                            1.02%
  Portfolio turnover rate                         135%
  Ratio of operating expenses to average
    net asset without waivers and/or
    expense reimbursements(a)                     0.95%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The reimbursement from the Fund's investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 9) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.74% for Class Z shares.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.87% for Class Z shares.
(f) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.93% for Class Z shares.

COLUMBIA MARSICO FOCUSED EQUITIES
FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $17.92               $16.98               $12.81               $15.87
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  --(a)               (0.02)               (0.04)               (0.05)
  Net realized and unrealized gain/(loss)
    on investments                               3.53                 0.96                 4.21                (3.01)
  Net increase/(decrease) in net asset
    value from operations                        3.53                 0.94                 4.17                (3.06)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains           --                   --                   --                   --
  Net asset value, end of year                  $21.45               $17.92               $16.98               $12.81
  TOTAL RETURN++                                19.70%                5.54%               32.55%              (19.28)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $1,022,812            $751,124             $701,306             $384,706
  Ratio of operating expenses to average
    net assets                                   0.97%                1.05%                1.09%                1.12%
  Ratio of net investment income/(loss)
    to average net assets                       (0.01)%              (0.12)%              (0.24)%              (0.35)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.05%(b)             1.08%(c)             1.12%(d)               1.12%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $15.37
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  (0.05)
  Net realized and unrealized gain/(loss)
    on investments                                0.55
  Net increase/(decrease) in net asset
    value from operations                         0.50
  LESS DISTRIBUTIONS:
  Distributions from net realized gains            --
  Net asset value, end of year                   $15.87
  TOTAL RETURN++                                  3.25%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $346,435
  Ratio of operating expenses to average
    net assets                                    1.11%
  Ratio of net investment income/(loss)
    to average net assets                        (0.33)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.11%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Focused Equities Master Portfolio.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) Amount represents less than $0.01 per share.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 9) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.99% for Class Z shares.
(c) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.05% for Class Z shares.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.09% for Class Z shares.

COLUMBIA LARGE CAP INDEX FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $22.82               $21.79               $16.37               $22.09
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.42                 0.43*                0.30                 0.25
  Net realized and unrealized gain/(loss)
    on investments                               2.22                 1.01                 5.39                (5.77)
  Net increase/(decrease) in net asset
    value from operations                        2.64                 1.44                 5.69                (5.52)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.31)               (0.41)               (0.27)               (0.20)
  Distributions from net realized gains           --                   --                   --                   --
  Total dividends and distributions             (0.31)               (0.41)               (0.27)               (0.20)
  Net asset value, end of year                  $22.15               $22.82               $21.79               $16.37
  TOTAL RETURN++                                11.59%                6.57%               34.82%              (25.05)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $2,367,063           $1,486,203           $1,245,378            $918,184
  Ratio of operating expenses to average
    net assets(a)                              0.14%(b)               0.14%              0.26%(c)             0.35%(b)
  Ratio of net investment income/(loss)
    to average net assets                        1.78%                1.92%                1.48%                1.39%
  Portfolio turnover rate                         12%                  4%                   1%                   6%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  0.28%(d)             0.28%(e)             0.50%(f)               0.69%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $22.35
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.24
  Net realized and unrealized gain/(loss)
    on investments                               (0.27)
  Net increase/(decrease) in net asset
    value from operations                        (0.03)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.23)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.23)
  Net asset value, end of year                   $22.09
  TOTAL RETURN++                                 (0.09)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $1,283,450
  Ratio of operating expenses to average
    net assets(a)                               0.35%(b)
  Ratio of net investment income/(loss)
    to average net assets                         1.05%
  Portfolio turnover rate                          7%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.68%

* Net investment income per share reflects a special dividend which amounted to $0.07 per share.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The reimbursement from the Fund's investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.22% for Class Z shares.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.25% for Class Z shares.
(f) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.47% for Class Z shares.

COLUMBIA MID CAP INDEX FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
  CLASS Z SHARES                               03/31/06            03/31/05            03/31/04            03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.94              $10.27              $6.96               $9.31
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.14                0.13                0.09                0.06
  Net realized and unrealized gain/(loss)
    on investments                               2.17                0.91                3.29               (2.25)
  Net increase/(decrease) in net asset
    value from operations                        2.31                1.04                3.38               (2.19)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.15)              (0.10)              (0.07)              (0.04)
  Distributions from net realized gains         (0.58)              (0.27)               --*                (0.12)
  Total dividends and distributions             (0.73)              (0.37)              (0.07)              (0.16)
  Net asset value, end of year                  $12.52              $10.94              $10.27              $6.96
  TOTAL RETURN++                                21.71%              10.32%              48.67%             (23.77)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $1,996,247          $1,601,005          $1,461,843           $860,997
  Ratio of operating expenses to average
    net assets                               0.14%(a)(b)           0.14%(b)         0.25%(a)(b)(c)         0.35%(a)
  Ratio of operating expenses including
    interest expense to average net
    assets                                   0.14%(a)(b)           0.14%(b)         0.25%(a)(b)(c)         0.35%(a)
  Ratio of net investment income/(loss)
    to average net assets                       1.25%               1.21%               0.95%               0.84%
  Portfolio turnover rate                        24%                 18%                  9%                 15%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                   0.29%(a)(d)           0.28%(e)          0.50%(a)(f)           0.70%(a)

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $8.39
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.07
  Net realized and unrealized gain/(loss)
    on investments                                1.46
  Net increase/(decrease) in net asset
    value from operations                         1.53
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.06)
  Distributions from net realized gains          (0.55)
  Total dividends and distributions              (0.61)
  Net asset value, end of year                   $9.31
  TOTAL RETURN++                                 18.29%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $679,205
  Ratio of operating expenses to average
    net assets                                  0.35%(a)
  Ratio of operating expenses including
    interest expense to average net
    assets                                      0.35%(a)
  Ratio of net investment income/(loss)
    to average net assets                        0.82%
  Portfolio turnover rate                         16%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      0.72%(a)

* Amount represents less than $0.01 per share.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The reimbursement from the Fund's investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.23% for Class Z shares.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.23% for Class Z shares.
(f) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.47% for Class Z shares.

COLUMBIA SMALL CAP INDEX FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/30/06             03/31/05             03/31/04             03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $19.24               $17.95               $11.59               $15.63
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.18                 0.16                 0.09                 0.07
  Net realized and unrealized gain/(loss)
    on investments                               4.35                 2.04                 6.40                (4.00)
  Net increase/(decrease) in net asset
    value from operations                        4.53                 2.20                 6.49                (3.93)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.14)               (0.14)               (0.08)               (0.05)
  Distributions from net realized gains         (0.28)               (0.77)               (0.05)               (0.06)
  Total dividends and distributions             (0.42)               (0.91)               (0.13)               (0.11)
  Net asset value, end of year                  $23.35               $19.24               $17.95               $11.59
  TOTAL RETURN++                                23.80%               12.84%               56.11%              (25.26)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $1,606,958           $1,072,113            $914,267             $517,680
  Ratio of operating expenses to average
    net assets(a)                              0.21%(b)               0.21%              0.31%(c)               0.40%
  Ratio of operating expenses including
    interest expense to average net
    assets(a)                                  0.21%(b)             0.21%(e)            0.31%(c)(e)             0.40%
  Ratio of net investment income/(loss)
    to average net assets                        0.87%                0.89%                0.57%                0.51%
  Portfolio turnover rate                         20%                  16%                  16%                  26%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  0.28%(d)             0.32%(e)             0.53%(f)               0.76%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $13.24
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.06
  Net realized and unrealized gain/(loss)
    on investments                                2.73
  Net increase/(decrease) in net asset
    value from operations                         2.79
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.07)
  Distributions from net realized gains          (0.33)
  Total dividends and distributions              (0.40)
  Net asset value, end of year                   $15.63
  TOTAL RETURN++                                 21.30%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $499,084
  Ratio of operating expenses to average
    net assets(a)                                 0.40%
  Ratio of operating expenses including
    interest expense to average net
    assets(a)                                     0.40%
  Ratio of net investment income/(loss)
    to average net assets                         0.46%
  Portfolio turnover rate                          18%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.76%

++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.22% for Class Z shares.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.25% for Class Z shares.
(f) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.51% for Class Z shares.

COLUMBIA MULTI-ADVISOR
INTERNATIONAL EQUITY FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/30/06             03/31/05             03/31/04             03/31/03*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $13.44               $12.13                $8.01               $10.49
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.24                 0.16                 0.13                 0.10
  Net realized and unrealized gain/(loss)
    on investments                               3.25                 1.19                 4.11                (2.53)
  Net increase/(decrease) in net asset
    value from operations                        3.49                 1.35                 4.24                (2.43)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.30)               (0.04)               (0.12)               (0.05)
  Distributions from net realized gains         (0.05)                 --                   --                   --
  Total dividends and distributions             (0.35)               (0.04)               (0.12)               (0.05)
  Net increase in net asset value from
    redemption fees                              --**                 --**                 --**                 --**
  Net asset value, end of year                  $16.58               $13.44               $12.13                $8.01
  TOTAL RETURN++                                26.24%               11.10%               53.06%              (23.19)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $1,841,838           $1,199,712            $917,391             $556,619
  Ratio of operating expenses to average
    net assets                                 0.89%(a)            1.01%(a)(c)        1.12%(a)(b)(c)            1.18%
  Ratio of net investment income/(loss)
    to average net assets                        1.68%                1.26%                0.99%                1.10%
  Portfolio turnover rate                         74%                 153%                  86%                100%+++
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                    0.97%(a)(d)          1.13%(a)(e)          1.15%(a)(f)             1.18%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $11.12
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.09
  Net realized and unrealized gain/(loss)
    on investments                               (0.72)
  Net increase/(decrease) in net asset
    value from operations                        (0.63)
  LESS DISTRIBUTIONS:
  Dividends from net investment income             --
  Distributions from net realized gains            --
  Total dividends and distributions                --
  Net increase in net asset value from
    redemption fees                                --
  Net asset value, end of year                   $10.49
  TOTAL RETURN++                                 (5.65)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $474,738
  Ratio of operating expenses to average
    net assets                                    1.16%
  Ratio of net investment income/(loss)
    to average net assets                         0.88%
  Portfolio turnover rate                        85%+++
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.16%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Multi-Advisor International Equity Master Portfolio.
** Amount represents less than $0.01 per share.
++ Total return represents aggregate total return for the year indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
+++ Rate represents Columbia Multi-Advisor International Equity Master
Portfolio.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The reimbursement from the Fund's investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.89% for Class Z shares.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.10% for Class Z shares.
(f) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.13% for Class Z shares.

                            Hypothetical investment and
                            expense information

                            The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Funds, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class Z shares of the Funds assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the Funds, which are the same as those stated in the Annual Fund Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables shown below reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charges, if any, which may be payable on redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

COLUMBIA TOTAL RETURN BOND FUND -- CLASS Z SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              0.53%                4.47%             $10,447.00       $54.18
       2           10.25%              0.53%                9.14%             $10,913.98       $56.61
       3           15.76%              0.53%               14.02%             $11,401.84       $59.14
       4           21.55%              0.53%               19.11%             $11,911.50       $61.78
       5           27.63%              0.53%               24.44%             $12,443.94       $64.54
       6           34.01%              0.53%               30.00%             $13,000.19       $67.43
       7           40.71%              0.53%               35.81%             $13,581.29       $70.44
       8           47.75%              0.53%               41.88%             $14,188.38       $73.59
       9           55.13%              0.53%               48.23%             $14,822.60       $76.88
      10           62.89%              0.53%               54.85%             $15,485.17       $80.32
  TOTAL GAIN AFTER FEES & EXPENSES                                             $5,485.17
  TOTAL ANNUAL FEES & EXPENSES                                                                $664.90

COLUMBIA LARGE CAP VALUE FUND -- CLASS Z SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              0.75%                4.25%             $10,425.00       $76.59
       2           10.25%              0.75%                8.68%             $10,868.06       $79.85
       3           15.76%              0.75%               13.30%             $11,329.96       $83.24
       4           21.55%              0.76%               18.10%             $11,810.35       $87.93
       5           27.63%              0.76%               23.11%             $12,311.10       $91.66
       6           34.01%              0.76%               28.33%             $12,833.09       $95.55
       7           40.71%              0.76%               33.77%             $13,377.22       $99.60
       8           47.75%              0.76%               39.44%             $13,944.41      $103.82
       9           55.13%              0.76%               45.36%             $14,535.66      $108.22
      10           62.89%              0.76%               51.52%             $15,151.97      $112.81
  TOTAL GAIN AFTER FEES & EXPENSES                                             $5,151.97
  TOTAL ANNUAL FEES & EXPENSES                                                                $939.29

COLUMBIA MARSICO FOCUSED EQUITIES FUND -- CLASS Z SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              1.02%                3.98%             $10,398.00        $104.03
       2           10.25%              1.02%                8.12%             $10,811.84        $108.17
       3           15.76%              1.02%               12.42%             $11,242.15        $112.48
       4           21.55%              1.02%               16.90%             $11,689.59        $116.95
       5           27.63%              1.02%               21.55%             $12,154.83        $121.61
       6           34.01%              1.02%               26.39%             $12,638.60        $126.45
       7           40.71%              1.02%               31.42%             $13,141.61        $131.48
       8           47.75%              1.02%               36.65%             $13,664.65        $136.71
       9           55.13%              1.02%               42.09%             $14,208.50        $142.15
      10           62.89%              1.02%               47.74%             $14,774.00        $147.81
  TOTAL GAIN AFTER FEES &
    EXPENSES                                                                   $4,774.00
  TOTAL ANNUAL FEES & EXPENSES                                                                $1,247.84

COLUMBIA LARGE CAP INDEX FUND -- CLASS Z SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              0.14%                4.86%             $10,486.00       $14.34
       2           10.25%              0.22%                9.87%             $10,987.23       $23.62
       3           15.76%              0.22%               15.12%             $11,512.42       $24.75
       4           21.55%              0.22%               20.63%             $12,062.71       $25.93
       5           27.63%              0.22%               26.39%             $12,639.31       $27.17
       6           34.01%              0.22%               32.43%             $13,243.47       $28.47
       7           40.71%              0.22%               38.77%             $13,876.51       $29.83
       8           47.75%              0.22%               45.40%             $14,539.81       $31.26
       9           55.13%              0.22%               52.35%             $15,234.81       $32.75
      10           62.89%              0.22%               59.63%             $15,963.03       $34.32
  TOTAL GAIN AFTER FEES &
    EXPENSES                                                                   $5,963.03
  TOTAL ANNUAL FEES & EXPENSES                                                                $272.45

COLUMBIA MID CAP INDEX FUND -- CLASS Z SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              0.14%                4.86%             $10,486.00       $14.34
       2           10.25%              0.22%                9.87%             $10,987.23       $23.62
       3           15.76%              0.22%               15.12%             $11,512.42       $24.75
       4           21.55%              0.22%               20.63%             $12,062.71       $25.93
       5           27.63%              0.22%               26.39%             $12,639.31       $27.17
       6           34.01%              0.22%               32.43%             $13,243.47       $28.47
       7           40.71%              0.22%               38.77%             $13,876.51       $29.83
       8           47.75%              0.22%               45.40%             $14,539.81       $31.26
       9           55.13%              0.22%               52.35%             $15,234.81       $32.75
      10           62.89%              0.22%               59.63%             $15,963.03       $34.32
  TOTAL GAIN AFTER FEES &
    EXPENSES                                                                   $5,963.03
  TOTAL ANNUAL FEES & EXPENSES                                                                $272.45

COLUMBIA SMALL CAP INDEX FUND -- CLASS Z SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              0.21%                4.79%             $10,479.00       $21.50
       2           10.25%              0.22%                9.80%             $10,979.90       $23.60
       3           15.76%              0.22%               15.05%             $11,504.74       $24.73
       4           21.55%              0.22%               20.55%             $12,054.66       $25.92
       5           27.63%              0.22%               26.31%             $12,630.87       $27.15
       6           34.01%              0.22%               32.35%             $13,234.63       $28.45
       7           40.71%              0.22%               38.67%             $13,867.25       $29.81
       8           47.75%              0.22%               45.30%             $14,530.10       $31.24
       9           55.13%              0.22%               52.25%             $15,224.64       $32.73
      10           62.89%              0.22%               59.52%             $15,952.38       $34.29
  TOTAL GAIN AFTER FEES &
    EXPENSES                                                                   $5,952.38
  TOTAL ANNUAL FEES & EXPENSES                                                                $279.44

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND -- CLASS Z SHARES

      MAXIMUM SALES CHARGE       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN                      CUMULATIVE RETURN    HYPOTHETICAL YEAR-   ANNUAL
                BEFORE FEES &     ANNUAL EXPENSE        AFTER FEES &      END BALANCE AFTER    FEES &
     YEAR         EXPENSES             RATIO              EXPENSES         FEES & EXPENSES    EXPENSES
       1            5.00%              0.89%                4.11%             $10,411.00         $90.83
       2           10.25%              0.89%                8.39%             $10,838.89         $94.56
       3           15.76%              0.89%               12.84%             $11,284.37         $98.45
       4           21.55%              0.89%               17.48%             $11,748.16        $102.49
       5           27.63%              0.89%               22.31%             $12,231.01        $106.71
       6           34.01%              0.89%               27.34%             $12,733.70        $111.09
       7           40.71%              0.89%               32.57%             $13,257.06        $115.66
       8           47.75%              0.89%               38.02%             $13,801.92        $120.41
       9           55.13%              0.89%               43.69%             $14,369.18        $125.36
      10           62.89%              0.89%               49.60%             $14,959.75        $130.51
  TOTAL GAIN AFTER FEES & EXPENSES                                             $4,959.75
  TOTAL ANNUAL FEES & EXPENSES                                                                $1,096.08

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO COLUMBIA FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------


Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of the Fund's assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 under the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

BOND -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).


CITIGROUP ALL BB&B-RATED HIGH YIELD MARKET INDEX -- an unmanaged index that measures the performance of below investment-grade debt securities rated "BB" or "B" by Standard & Poor's Corporation and issued by corporations domiciled in the U.S. or Canada. All bonds in the index are publicly placed, have fixed coupons and are non-convertible. It is unavailable for investment and does not reflect fees, brokerage commissions and other expenses of investing.

COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CROSSING NETWORKS -- an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB HIGH YIELD INDEX -- an unmanaged trader-priced portfolio constructed to mirror the investable universe of the dollar-denominated high yield debt market. Issues must be publicly registered in the U.S. or issued under Rule 144A with registration rights. The index includes below investment grade, cash pay, zero-coupon, stepped-rate and pay-in-kind bonds with at least one year remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DEPOSITARY RECEIPTS -- evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVERSIFIED -- A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

DURATION -- a measure used to estimate how much a Fund's net asset value will fluctuate in response to a change in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The securities issued by the FHLMC are guaranteed as to timely payment of interest and the ultimate collection of principal only by the FHLMC and are not insured or guaranteed by the U.S. government.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. FNMA is a congressionally chartered company, although neither its common stock nor the securities it issues are insured or guaranteed by the U.S. government. The securities issued by FNMA are guaranteed as to timely payment of both principal and interest only by FNMA.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from two, or in some circumstances one, nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

FORWARD FOREIGN CURRENCY CONTRACTS -- a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUNDAMENTAL ANALYSIS -- a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- a government-owned corporation that is considered an agency of the U.S. government. It guarantees,



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with the full faith and credit of the U.S. government, full and timely payment of all principal and interest on its mortgage-backed securities.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

HIGH YIELD DEBT SECURITY -- a debt security (also known as a "junk" bond) that, at the time of purchase, is either rated by an NRSRO to be below investment-grade (e.g., rated "BB" or lower by S&P) or is unrated but believed by a Fund's portfolio manager(s) or portfolio management team to be of comparable quality.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

J.P. MORGAN EMERGING MARKET BOND GLOBAL INDEX -- an unmanaged index that covers 27 emerging market countries. Included in the index are U.S. dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by sovereign and quasi-sovereign entities. The index will only consider for inclusion emerging markets issues denominated in U.S. dollars, with a minimum current face outstanding of $500 million and at least 2 1/2 years to maturity (at the time each is added to the index). All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS 1-YEAR MUNICIPAL BOND INDEX -- an unmanaged index of state and local general obligation bonds, revenue bonds, insured bonds and pre-funded bonds with one to two years remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX -- an unmanaged index of state and local general obligation bonds, revenue bonds, insured bonds and pre-funded bonds with two to four years remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX -- an unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX -- an unmanaged index of all publicly issued investment grade corporate, U.S. Treasury, and U.S. government and agency securities with remaining maturities of one to ten years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.



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LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX -- an unmanaged index of fixed rate mortgage pass-through securities issued by the Government National Mortgage Association (Ginnie Mae), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac). It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS MUNICIPAL BOND INDEX -- an unmanaged index of state and local general obligation bonds, revenue bonds, insured bonds and pre-funded bonds with remaining maturities of one year or more. It is not available for investment and does not reflect fees, brokerage commissions, or other expenses of investing.

LEHMAN BROTHERS QUALITY INTERMEDIATE MUNICIPAL INDEX -- an unmanaged index consisting of tax free bonds with a minimum quality rating of "A3" from Moody's and having a maturity range between two and eleven years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. AGGREGATE INDEX -- an unmanaged index made up of U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities and asset-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. AGGREGATE 1-3 YEARS INDEX -- an unmanaged index that measures yield, price and total return for government, Treasury, agency, corporate, mortgage and Yankee bonds with 1-3 years in average life. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. GOVERNMENT INDEX -- an unmanaged index of U.S. government agency and U.S. Treasury securities with remaining maturities of at least one year. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. GOVERNMENT INTERMEDIATE INDEX -- an unmanaged index of U.S. government agency and U.S. Treasury securities with remaining maturities between one and ten years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. HIGH YIELD INDEX -- an unmanaged index that measures yield, price and total return for corporate and non-corporate fixed rate, non-investment grade debt. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.


MERRILL LYNCH ALL CONVERTIBLES ALL QUALITIES INDEX -- an unmanaged index that measures the performance of all U.S. dollar-denominated convertible securities of issuers not currently in bankruptcy. Securities in the index have total market values greater than $50 million at issuance. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MERRILL LYNCH 1-3 YEAR MUNICIPAL INDEX -- an unmanaged index that tracks the performance of investment grade U.S. tax exempt bonds with remaining terms to final maturities of at least one year and less than three years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MERRILL LYNCH 1-3 YEAR TREASURY INDEX -- an unmanaged index of short-term U.S. Treasury bonds with maturities of one to three years. It is not available for



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investment and does not reflect fees, brokerage commissions or other expenses of investing.

MONEY MARKET INSTRUMENT -- a high quality, short-term debt security that pays interest based on a fixed, variable or floating rate and is considered to mature in 13 months or less. Money market instruments include, but are not limited to, U.S. Treasury obligations, U.S. government obligations, certificates of deposit and time deposits, bankers' acceptances, commercial paper, corporate bonds, extendible commercial notes, asset backed securities, funding agreements, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MORTGAGE DOLLAR ROLLS -- transactions in which a Fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase those or similar securities at a mutually agreed-upon future date and lower price. The difference between the sale price and the repurchase price is known as the "drop."

MSCI EAFE INDEX -- an unmanaged free float-adjusted market capitalization index that measures developed market equity performance, excluding the U.S. and Canada. The index includes Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MSCI WORLD INDEX -- an unmanaged free float-adjusted market capitalization index that measures global developed market equity performance. The index includes Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.


OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if



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the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

OVER-THE-COUNTER MARKET -- a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

PRE-REFUNDED BOND -- a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

PRICE-TO-EARNINGS RATIO (P/E RATIO) -- the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

PRIVATE PLACEMENT -- a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

QUANTITATIVE ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

REAL ESTATE INVESTMENT TRUST (REIT) -- a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests. A REIT is a tax-advantaged entity with a special election under the Internal Revenue Code whose assets are composed primarily of such investments.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

RIGHT -- a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

RUSSELL 1000(R) GROWTH INDEX -- an unmanaged index that measures the performance of the largest U.S. companies based on total market capitalization, with higher price-to-book ratios and higher forecasted growth rates relative to the Russell 1000(R) Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 1000(R) INDEX -- an unmanaged index that measures the performance of the largest 1,000 U.S. companies and represents approximately 90% of the U.S. equity market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.



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RUSSELL 1000(R) VALUE INDEX -- an unmanaged index that measures the performance of those securities in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) GROWTH INDEX -- an unmanaged index that measures the performance of those securities in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) INDEX -- an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index and represents approximately 8% of the U.S. equity market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) VALUE INDEX -- an unmanaged index that measures the performance of those securities in the Russell 2000(R) Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 3000(R) GROWTH INDEX -- an unmanaged index comprised of securities in the Russell 3000(R) Index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, with a greater than average growth orientation. Companies in the Russell 3000(R) Growth Index tend to exhibit higher price to book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 3000(R) INDEX -- an unmanaged index that measures the performance of the 3,000 largest U.S. securities based on total market capitalization, and represents approximately 98% of the investable U.S. equity market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) GROWTH INDEX -- an unmanaged index that measures the performance of those securities in the Russell Midcap(R) Index with higher price-to-book ratios and higher forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) INDEX -- an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index and represents approximately 24% of the U.S. equity market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) VALUE INDEX -- an unmanaged index that measures the performance of those securities in the Russell Midcap(R) Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.


S&P 500(1) INDEX -- an unmanaged index of 500 widely held common stocks. The S&P 500 covers 80% of the U.S. market and encompasses more than 100 different industry groups. It is not available for investment and does not reflect fees, brokerage commissions to other expenses of investing.

S&P MIDCAP 400(1) INDEX -- an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. It represents about 7% of the U.S. market capitalization. The index is weighted by market value, is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.



88
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S&P SMALLCAP 600(1) INDEX -- an unmanaged index of 600 common stocks, weighted by market capitalization. The S&P SmallCap 600 represents 3% of U.S. market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SENIOR SECURITY -- a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SHORT-SELLING -- the practice of borrowing a security (or commodity futures contract) from a broker and selling it, with the understanding that it must later be repurchased and returned to the broker. Short-selling (or "selling short") is a technique used by investors who try to profit from the falling price of a stock.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

ZERO-COUPON BOND -- a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

(1)"Standard & Poor's", "S&P", "S&P 500", "Standard & Poor's 500", "500",
   "Standard & Poor's MidCap 400", "S&P MidCap 400", "Standard & Poor's SmallCap 600" and "S&P SmallCap 600" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Funds.



89
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

COLUMBIA MANAGEMENT



Where to find more information

You'll find more information about Columbia Funds Government Bond, Stock, Index and International Stock Funds in the following documents:


ANNUAL AND SEMI-ANNUAL REPORTS

The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Columbia Funds:

By telephone:
1.800.345.6611

By mail:
COLUMBIA FUNDS
C/O COLUMBIA FUNDS SERVICES
P.O. BOX 8081
BOSTON, MA 02266-8081

On the Internet:
WWW.COLUMBIAFUNDS.COM

Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number:811-09645
Columbia Funds Series Trust

INT-36/111379-0606

                       STATEMENT OF ADDITIONAL INFORMATION
                           COLUMBIA FUNDS SERIES TRUST

                        INTERNATIONAL/GLOBAL STOCK FUNDS
                           Columbia Global Value Fund
                Columbia Marsico International Opportunities Fund
                        Columbia International Value Fund
                Columbia Multi-Advisor International Equity Fund

                                   STOCK FUNDS
                        Columbia Asset Allocation Fund II
                      Columbia Convertible Securities Fund
                             Columbia Large Cap Core
                          Columbia Large Cap Value Fund
                       Columbia Marsico 21st Century Fund
                     Columbia Marsico Focused Equities Fund
                          Columbia Marsico Growth Fund
                      Columbia Marsico Mid Cap Growth Fund
                           Columbia Mid Cap Value Fund
                        Columbia Small Cap Growth Fund II
                        Columbia Small Cap Value Fund II

                                   INDEX FUNDS
                      Columbia Large Cap Enhanced Core Fund
                          Columbia Large Cap Index Fund
                           Columbia Mid Cap Index Fund
                          Columbia Small Cap Index Fund

                   LIFEGOAL PORTFOLIOS AND MASTERS PORTFOLIOS
                   Columbia LifeGoal Balanced Growth Portfolio
                       Columbia LifeGoal Growth Portfolio
                  Columbia LifeGoal Income and Growth Portfolio
                       Columbia LifeGoal Income Portfolio
                    Columbia Masters Global Equity Portfolio
                       Columbia Masters Heritage Portfolio
                 Columbia Masters International Equity Portfolio

                         FIXED INCOME SECTOR PORTFOLIOS
                            Corporate Bond Portfolio
                      Mortgage- and Asset-Backed Portfolio

                        GOVERNMENT & CORPORATE BOND FUNDS
                            Columbia High Income Fund
                      Columbia Intermediate Core Bond Fund
                          Columbia Short Term Bond Fund
                         Columbia Total Return Bond Fund

                              MUNICIPAL BOND FUNDS
                         Columbia Municipal Income Fund
                     Columbia Short Term Municipal Bond Fund

                           STATE MUNICIPAL BOND FUNDS
              Columbia California Intermediate Municipal Bond Fund
                Columbia Florida Intermediate Municipal Bond Fund
                Columbia Georgia Intermediate Municipal Bond Fund
               Columbia Maryland Intermediate Municipal Bond Fund
            Columbia North Carolina Intermediate Municipal Bond Fund
            Columbia South Carolina Intermediate Municipal Bond Fund
                 Columbia Texas Intermediate Municipal Bond Fund
               Columbia Virginia Intermediate Municipal Bond Fund

                               MONEY MARKET FUNDS
                     Columbia California Tax-Exempt Reserves
                             Columbia Cash Reserves
                          Columbia Government Reserves
                         Columbia Money Market Reserves
                           Columbia Municipal Reserves
                      Columbia New York Tax-Exempt Reserves
                          Columbia Tax-Exempt Reserves
                           Columbia Treasury Reserves

 Adviser Class Shares, Capital Class Shares, Daily Class Shares, Institutional
   Class Shares, Investor Class Shares, Liquidity Class Shares, Market Class Shares, Marsico Shares, Service Class Shares, Trust Class Shares, Class Z Shares, Class A Shares, Class B Shares and Class C Shares, Class R Shares,
                       Retail A Shares and G-Trust Shares

                                 August 1, 2006

     This SAI provides information relating to the classes of shares representing interests in the Funds listed above. This information supplements the information contained in the prospectuses for the Funds and is intended to be read in conjunction with the prospectuses. THE SAI IS NOT A PROSPECTUS FOR THE FUNDS. See "About the SAI" for information on what the SAI is and how it should be used.

     Copies of any of the prospectuses may be obtained without charge by writing Columbia Funds c/o Columbia Management Distributors, Inc., One Financial Center, Boston, MA 02111-2621, or by calling Columbia Funds at (800) 345-6611. The Funds' annual reports to shareholders, including the audited financial statements for the Funds, dated March 31, 2006, are hereby incorporated into this SAI by reference.

     FOR EASE OF USE, CERTAIN TERMS OR NAMES THAT ARE USED IN THIS SAI HAVE BEEN SHORTENED OR ABBREVIATED. A LIST OF THESE TERMS AND THEIR CORRESPONDING FULL NAMES OR DEFINITIONS CAN BE FOUND AT THE END OF THIS SAI IN APPENDIX B. An investor may find it helpful to review the terms and names in Appendix B before reading the SAI.

                                TABLE OF CONTENTS

ABOUT THIS SAI ...........................................................     1
HISTORY OF THE TRUST .....................................................     2
DESCRIPTION OF THE FUNDS' INVESTMENTS AND RISKS ..........................     2
   General ...............................................................     2
   Investment Policies ...................................................     2
      Fundamental Policies ...............................................     3
      Non-Fundamental Policies ...........................................     4
      Exemptive Orders ...................................................     5
   Permissible Fund Investments and Investment Techniques ................     5
      The International/Global Stock Funds ...............................     5
      The Stock Funds ....................................................     6
      The Index Funds ....................................................     7
      LifeGoal Portfolios and Masters Portfolios .........................     7
      Government & Corporate Bond Funds and Fixed Income Sector
         Portfolios ......................................................     7
      Municipal Bond Funds ...............................................     8
      State Municipal Bond Funds .........................................     8
      Money Market Funds .................................................     8
   Descriptions of Permissible Investments ...............................     8
      Asset-Backed Securities ............................................     9
      Bank Obligations (Domestic and Foreign) ............................     9
      Borrowings .........................................................    10
      Common Stock .......................................................    10
      Convertible Securities .............................................    11
      Corporate Debt Securities ..........................................    12
      Derivatives ........................................................    12
      Dollar Roll Transactions ...........................................    13
      Foreign Securities .................................................    13
      Futures and Options ................................................    15
      Guaranteed Investment Contracts and Funding Agreements .............    17
      High Yield/Lower-Rated Debt Securities .............................    18
      Linked Securities and Structured Products ..........................    19
      Money Market Instruments ...........................................    20
      Mortgage-Backed Securities .........................................    20
      Municipal Securities ...............................................    21
      Other Investment Companies .........................................    23
      Pass-Through Securities (Participation Interests and
         Company Receipts) ...............................................    25
      Preferred Stock ....................................................    26
      Private Placement Securities and Other Restricted Securities .......    26
      REITs and Master Limited Partnerships ..............................    27
      Repurchase Agreements ..............................................    28
      Reverse Repurchase Agreements ......................................    28
      Securities Lending .................................................    28
      Short Sales ........................................................    29
      Stripped Securities ................................................    29
      Swap Contracts .....................................................    29
      U.S. Government Obligations ........................................    30
      Variable- and Floating-Rate Instruments ............................    30
      Warrants and Rights ................................................    31
      When-Issued Purchases, Delayed Delivery and Forward Commitments ....    31
      Zero-Coupon, Pay-In-Kind and Step-Coupon Securities ................    32
   Other Considerations ..................................................    32
      Temporary Defensive Purposes .......................................    32

      Portfolio Turnover .................................................    33
      Disclosure of Portfolio Holdings Information .......................    33
MANAGEMENT OF THE TRUST ..................................................    35
   Board Committees ......................................................    37
   Board Compensation ....................................................    38
   Columbia Funds Deferred Compensation Plan .............................    39
   Beneficial Equity Ownership Information ...............................    39
   Codes of Ethics .......................................................    40
PROXY VOTING POLICIES AND PROCEDURES .....................................    40
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES ......................    40
INVESTMENT ADVISORY AND OTHER SERVICES ...................................    41
   Investment Adviser and Sub-Advisers ...................................    41
      Portfolio Managers .................................................    41
      Investment Advisory and Sub-Advisory Agreements ....................    53
      Expense Limitations ................................................    54
      Advisory Fees Paid .................................................    56
      Sub-Advisory Fee Rates .............................................    60
      Sub-Advisory Fees Paid .............................................    61
   Administrator .........................................................    62
      Administration Fees Paid ...........................................    65
      Pricing and Bookkeeping Agent ......................................    68
      Pricing and Bookkeeping Agency Fees Paid ...........................    69
   12b-1 Plans ...........................................................    70
   Expenses ..............................................................    77
   Other Service Providers ...............................................    78
      Transfer Agents and Custodians .....................................    78
      Independent Registered Public Accounting Firm ......................    78
      Counsel ............................................................    78
BROKERAGE ALLOCATION AND OTHER PRACTICES .................................    79
   General Brokerage Policy, Brokerage Transactions and Broker
      Selection ..........................................................    79
   Aggregate Brokerage Commissions .......................................    81
   Brokerage Commissions Paid to Affiliates ..............................    82
   Directed Brokerage ....................................................    83
   Securities of Regular Broker/Dealers ..................................    84
   Additional Investor Servicing Payments ................................    88
   Additional Financial Intermediary Payments ............................    89
      Marketing Support Payments .........................................    89
      Investor Servicing Payments ........................................    90
      Other Payments .....................................................    91
CAPITAL STOCK ............................................................    92
   Description of the Trust's Shares .....................................    92
   About the Trust's Capital Stock .......................................    93
PURCHASE, REDEMPTION AND PRICING OF SHARES ...............................    94
   Purchase, Redemption and Exchange .....................................    94
   Offering Price ........................................................    96
INFORMATION CONCERNING TAXES .............................................    98
   Qualification as a Regulated Investment Company .......................    99
   Excise Tax ............................................................   100
   Capital Loss Carry-Forwards ...........................................   100
   Equalization Accounting ...............................................   100
   Investment through Master Portfolios ..................................   100
   Taxation of Fund Investments ..........................................   101
   Taxation of Distributions .............................................   103
   Sales and Exchanges of Fund Shares ....................................   103
   Foreign Taxes .........................................................   104
   Federal Income Tax Rates ..............................................   105

   Backup Withholding ....................................................   105
   Tax-Deferred Plans ....................................................   105
   Corporate Shareholders ................................................   105
   Foreign Shareholders ..................................................   106
   Special Tax Considerations Pertaining to all the Tax-Exempt Funds .....   107
   Special Tax Considerations Pertaining to the California Funds .........   108
   Special Tax Considerations Pertaining to the Florida
      Intermediate Bond Fund .............................................   108
   Special Tax Considerations Pertaining to the Georgia
      Intermediate Bond Fund .............................................   109
   Special Tax Considerations Pertaining to the Maryland
      Intermediate Bond Fund .............................................   109
   Special Tax Considerations Pertaining to New York Tax-Exempt
      Reserves ...........................................................   109
   Special Tax Considerations Pertaining to the North Carolina
      Intermediate Bond Fund .............................................   110
   Special Tax Considerations Pertaining to the South Carolina
      Intermediate Bond Fund .............................................   110
   Special Tax Considerations Pertaining to the Virginia
      Intermediate Bond Fund .............................................   110
UNDERWRITER COMPENSATION AND PAYMENTS ....................................   110
   Advertising Fund Performance ..........................................   112
APPENDIX A--DESCRIPTION OF SECURITY RATINGS ..............................   A-1
APPENDIX B--GLOSSARY .....................................................   B-1
APPENDIX C--DESCRIPTION OF STATE CONDITIONS ..............................   C-1
APPENDIX D--CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS ...................   D-1
APPENDIX E--PROXY VOTING POLICIES AND PROCEDURES .........................   E-1

                                 ABOUT THIS SAI

     WHAT IS THE SAI?

     The SAI, or statement of additional information, is a section of the registration statement filed with the SEC relating to the Funds. It generally contains information about the Funds that the SEC has concluded is not required to be in the Funds' prospectuses, but that investors may nevertheless find useful. The information generally supplements the discussion of matters set forth in the prospectuses.

     Specifically, the SAI, among other things, provides information about:
Columbia Funds Series Trust, which is the Delaware statutory trust that "houses" the Funds; the investment policies and permissible investments of the Funds; the management of the Funds, including the Board of Trustees; the Funds' investment adviser and sub-advisers; other service providers to the Funds; certain brokerage policies of the Funds; and performance information about the Funds.

     HOW SHOULD I USE THE SAI?

     The SAI is intended to be read in conjunction with the Funds' prospectuses. The SAI is not a prospectus and is not a substitute for reading any prospectus. A copy of any Fund prospectus may be obtained by calling Columbia Funds at (800) 321-7854 or by visiting the Funds online at www.columbiafunds.com.

     WHAT GOVERNS THE TYPE OF INFORMATION THAT IS PUT IN THE SAI?

     The information required to be included in the SAI is governed by a form (called Form N-1A) that all mutual funds must use to register their shares with the SEC and disclose information to investors. Form N-1A generally requires that every mutual fund provide certain information in its SAI (in addition to the information required to be in its prospectus), such as the investment policies and limitations of a fund, the fees that an investment adviser or sub-adviser receives for providing services to the fund and the fees directors or trustees receive from a fund. The SEC generally believes that if all mutual funds are generally required to disclose the same type of information, investors can more easily compare funds and make informed decisions about their investments.

     IS THE SAI AVAILABLE ON THE INTERNET?

     Yes. The SAI is part of the registration statement for the Funds that is filed with the SEC electronically. The registration includes the prospectus, the SAI and other exhibits, such as various agreements and contracts. The SAI, and any supplements to it, can be found by searching the SEC's website at http://www.sec.gov/edgar/searchedgar/companysearch.htm. The "Company Name" that investors should search for is "Columbia Funds Series Trust."

     WHO MAY I CONTACT FOR MORE INFORMATION?

     If you have any questions about the Funds, please call Columbia Funds at
(800) 321-7854 or contact your investment professional. Institutional money market investors should call (800) 626-2275 with any questions about the Funds.

                              HISTORY OF THE TRUST

     The Trust is a registered investment company in the Columbia Funds Family. The Columbia Funds Family currently has more than 100 distinct investment portfolios and total assets in excess of $312 billion.

     The Trust was organized as a Delaware business trust, a form of entity now known as a statutory trust, on October 22, 1999. On September 26, 2005, the Trust changed its name from Nations Funds Trust to Columbia Funds Series Trust. The Trust currently consists of the Funds identified on the cover of this SAI. Each Fund has a fiscal year end of March 31st.

                 DESCRIPTION OF THE FUNDS' INVESTMENTS AND RISKS

     GENERAL

     All of the Funds are open-end management investment companies and are diversified, with the exception of the State Municipal Bond Funds, California Tax-Exempt Reserves, New York Tax-Exempt Reserves and Marsico Focused Equities Fund, which are non-diversified.

     See "Capital Stock" for a listing and description of the classes of shares that each Fund offers, including shareholder rights.

     Certain Funds seek to achieve their respective investment objectives by investing substantially all of their assets in other mutual funds with the same investment objective, principal investment strategies and investment risks. These Funds are called "Feeder Funds" and the mutual funds in which the Feeder Funds invest are called "Master Portfolios." The Feeder Funds include: High Income Fund, Intermediate Core Bond Fund, Multi-Advisor International Equity Fund, International Value Fund, Marsico Focused Equities Fund, Marsico Growth Fund, Marsico 21st Century Fund, Marsico International Opportunities Fund, Small Cap Growth Fund II, Small Cap Value Fund II and Large Cap Core Fund. For more information about the Feeder Funds and the Master Portfolios see "Descriptions of Permissible Investments--Other Investment Companies."

     Some of the Funds seek to achieve their respective investment objectives by investing substantially all of their assets in a mix of the International/Global Stock Funds, Stock Funds, Government & Corporate Bond Funds, Municipal Funds and Money Market Funds in the Columbia Funds Family. These Funds are called "LifeGoal Portfolios" and the "Masters Portfolios."

     Shares of Government Reserves and Treasury Reserves are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration ("NCUA") Rules and Regulations and NCUA Letter Number 155. Shares of Government Reserves and Treasury Reserves, however, may or may not qualify as eligible investments for particular state-chartered credit unions. A state-chartered credit union should consult qualified legal counsel to determine whether investment in the Funds is permissible under the law applicable to it.

     INVESTMENT POLICIES

     The investment objectives and principal investment strategies, and the principal investment risks associated with these strategies for each Fund, are discussed in the Fund's prospectus.

     The following discussion of "fundamental" and "non-fundamental" investment policies and limitations for the Funds supplements the discussion in the prospectuses for the Funds. A fundamental policy may only be changed with shareholder approval. A non-fundamental policy may be changed by the Board and does not require shareholder approval.

     Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding a qualitative investment standard, compliance with such percentage limitation or standard will be determined solely at the time of the Portfolio's acquisition of such security or asset, except for borrowings and other instruments that may give rise to leverage which are monitored on an ongoing basis.

     FUNDAMENTAL POLICIES

1. Each Fund may not underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund's ability to invest in securities issued by other registered management investment companies.

2. Each Fund may not purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

3. Each Fund may not purchase or sell commodities, except that a Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

4. Each Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

5. Each Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

6. Each Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

7. Each Fund may not, except for the State Municipal Bond Funds, California Tax-Exempt Reserves, New York Tax-Exempt Reserves, and Marsico Focused Equities Fund, purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations; and (b) a Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

8.   Under normal circumstances,

     - Florida Intermediate Municipal Bond Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax, and Florida state intangibles tax.

     - Municipal Reserves, Municipal Income Fund, Texas Intermediate Municipal Bond Fund and Short Term Municipal Bond Fund will each invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax.

     - Tax-Exempt Reserves will invest at least 80% of its assets in securities that pay interest exempt from federal income tax.

     - California Tax-Exempt Reserves will invest at least 80% of their assets in securities that pay interest exempt from federal income tax and state individual income tax.

     - California Intermediate Municipal Bond Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax, and California individual income tax.

     - Georgia Intermediate Municipal Bond Fund, Maryland Intermediate Municipal Bond Fund, New York Tax-Exempt Reserves, North Carolina Intermediate Municipal Bond Fund, South Carolina Intermediate Municipal Bond Fund and Virginia Intermediate Municipal Bond Fund, will invest at least 80% of their assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax, and state individual income tax.

     NON-FUNDAMENTAL POLICIES

1. Each Fund may invest in shares of other open-end management investment companies, subject to the limitations of the 1940 Act, the rules thereunder, and any orders obtained thereunder now or in the future. Any Fund that is purchased by another Fund in reliance on Section 12(d)(1)(G) of the 1940 Act or an exemptive order granting relief from Section 12(d)(1)(G) will not purchase shares of a registered open-end investment company in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act. Funds in a master/feeder structure generally invest in the securities of one or more open-end management investment companies pursuant to various provisions of the 1940 Act.

2. Each Fund may not invest or hold more than 15% (10% in the case of a Money Market Fund) of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others: (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale; (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days; and (c) repurchase agreements not terminable within seven days.

3. Each Fund may invest in futures or options contracts regulated by the CFTC for: (i) bona fide hedging purposes within the meaning of the rules of the CFTC; and (ii) for other purposes if, as a result, no more than 5% of a Fund's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

4. Each Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily.

5. Each Fund may not make investments for the purpose of exercising control of management. (Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.)

6. Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box") or the Fund segregates assets in the amount at least equal to the underlying security or asset.

7. The State Municipal Bond Funds, California Tax-Exempt Reserves, New York Tax-Exempt Reserves, and Marsico Focused Equities Fund may not purchase securities of any one issuer (other than U.S. Government Obligations and securities of other investment companies) if, immediately after such purchase, more than 25% of the value of a Fund's total assets would be invested in the securities of one issuer, and with respect to 50% of such Fund's total assets, more than 5% of its assets would be invested in the securities of one issuer.

8. To the extent a Fund is subject to Rule 35d-1 under the 1940 Act (the "Names Rule"), and does not otherwise have a fundamental investment policy in place to comply with the Names Rule, it has adopted the following non-fundamental policy: Shareholders will receive at least 60 days' notice of any change to a Fund's investment objective or principal investment strategies made in order to comply with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type:
     "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

     EXEMPTIVE ORDERS

     In addition to the policies outlined above, the Columbia Funds Family has received the following exemptive orders from the SEC which enable the Funds to participate in certain transactions beyond the investment limitations described above or described in otherwise applicable restrictions:

1. Pursuant to an exemptive order dated October 5, 1993, all current and future Funds advised by CMA may, subject to certain conditions, pool their uninvested cash balances in one or more joint accounts and use the daily balance of such accounts to enter into repurchase agreements, including the condition that such agreements have a maturity of not more than seven days.

2. Pursuant to an exemptive order dated September 5, 2003, a Fund may, subject to certain conditions, borrow money from other Funds in the Columbia Funds Family for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

     PERMISSIBLE FUND INVESTMENTS AND INVESTMENT TECHNIQUES

     A Fund's prospectus identifies and summarizes (1) the types of securities in which a Fund invests as part of its principal investment strategies and (2) the risks associated with such investments. The following provides further information and greater detail about these investments and their key associated risks.

     Subject to its fundamental and non-fundamental investment policies:

     - Each Fund may borrow money, lend its securities (except for the Money Market Funds, which do not lend their securities) and invest in securities issued by other registered management investment companies. See "Descriptions of Permissible Investments--Borrowings," "Descriptions of Permissible Investments--Securities Lending" and "Descriptions of Permissible Investments--Other Investment Companies."

     - Each Fund permitted to use derivatives may do so for hedging purposes or for non-hedging purposes, such as to enhance return. Each Government & Corporate Bond Fund (except the High Income Fund and the fixed-income portion of the Asset Allocation Fund II) may utilize derivatives without limit (subject to certain limits imposed by the 1940 Act and the CFTC), provided that the use of derivatives will not alter the fundamental characteristics of the Fund. See "Descriptions of Permissible Investments--Derivatives."

     - Each Fund may hold cash or money market instruments, which include bank obligations, guaranteed investment contracts, repurchase agreements, U.S. Government obligations and certain corporate debt securities, such as commercial paper. A Fund may invest in these securities without limit, when the Adviser: (i) believes that the market conditions are not favorable for more aggressive investing;
          (ii) is unable to locate favorable investment opportunities; or (iii) determines that a temporary defensive position is advisable or necessary in order to meet anticipated redemption requests or for other reasons. Accordingly, each Fund will not always stay fully invested in equity securities or longer-term debt securities. See "Descriptions of Permissible Investments--Money Market Instruments."

     - Any Fund that invests in a security that could be deemed to create leverage and thus create a senior security under Section 18(f) of the 1940 Act will segregate assets as required by the 1940 Act (or as permitted by law or SEC staff positions) or enter into certain offsetting positions to cover its obligations.

     THE INTERNATIONAL/GLOBAL STOCK FUNDS

     Global Value Fund: In addition to the types of securities described in its prospectus, and consistent with its investment policies, objective and strategies, this Fund may invest in the following types of securities in amounts of less than 10% of its total assets in each case and not in the aggregate: convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; dollar roll transactions; high yield/lower-rated debt securities; pass-through securities; private placement and other illiquid securities; REITs and master limited partnerships; reverse repurchase agreements; variable- and floating-rate instruments; when-issued purchases, delayed delivery and forward commitments; and zero-coupon, pay-in kind and step-coupon securities; provided however, that if any such security type is identified in a Fund's prospectus as a permissible investment, this 10% limitation shall not apply.

     Multi-Advisor International Equity Fund: In addition to the types of securities described in its prospectus, and consistent with its investment policies, objective and strategies, this Fund (through the Master Portfolio in which it invests all of its assets) may invest in the following types of securities in amounts of less than 10% of its total assets in each case and not in the aggregate: convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; foreign securities (other than the types described in the prospectus), including forward foreign currency exchange contracts; high yield/lower-rated debt securities; other investment companies; preferred stocks; private placement and other illiquid securities; when-issued purchases, delayed delivery and forward commitments; and REITs and master limited partnerships; provided however, that if any such security type is identified in a Fund's prospectus as a permissible investment, this 10% limitation shall not apply.

     International Value Fund: In addition to the types of securities described in its prospectus, and consistent with its investment policies, objective and strategies, this Fund (through the Master Portfolio in which it invests all of its assets) may invest in the following types of securities in amounts of less than 10% of its total assets in each case and not in the aggregate: corporate debt securities; derivatives, including futures and options; foreign securities (other than the types described in the prospectus); private placement and other illiquid securities; and REITs and master limited partnerships; provided however, that if any such security type is identified in a Fund's prospectus as a permissible investment, this 10% limitation shall not apply.

     Marsico International Opportunities Fund: In addition to the types of securities described in its prospectus, and consistent with its investment policies, objective and strategies, this Fund (through the Master Portfolio in which it invests all of its assets) may invest in the following types of securities in amounts of less than 10% of its total assets in each case and not in the aggregate: convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; dollar roll transactions; foreign securities (other than the types described in the prospectus), including forward foreign currency exchange contracts; high yield/lower-rated debt securities; securities of other investment companies; pass-through securities; private placement and other illiquid securities; REITs and master limited partnerships; reverse repurchase agreements; variable- and floating-rate instruments; when-issued purchases, delayed delivery and forward commitments; and zero-coupon, pay-in kind and step-coupon securities; provided however, that if any such security type is identified in a Fund's prospectus as a permissible investment, this 10% limitation shall not apply.

     THE STOCK FUNDS

     Asset Allocation Fund II, Convertible Securities Fund, Mid Cap Value Fund, Small Cap Growth Fund II, Small Cap Value Fund II, Large Cap Core Fund and Large Cap Value Fund: In addition to the types of securities described in the prospectus for each of these Funds, and consistent with its investment policies, objective and strategies, each Stock Fund (or the Master Portfolio in which a Feeder Fund invests its assets) may invest in the following types of securities only in amounts of less than 10% of its total assets in each case and not in the aggregate: asset-backed securities; common stock; convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; dollar roll transactions; foreign securities (other than the types described in the prospectus), including forward foreign currency exchange contracts; high yield/lower-rated debt securities; mortgage-backed securities; pass-through securities; preferred stock, private placement and other illiquid securities; REITs and master limited partnerships; reverse repurchase agreements; variable- and floating-rate instruments; when-issued purchases, delayed delivery and forward commitments; and zero-coupon, pay-in kind and step-coupon securities; provided however, that if any such security type is identified in a Fund's prospectus as a permissible investment, this 10% limitation shall not apply.

     Marsico Growth Fund, Marsico Focused Equities Fund, Marsico Mid Cap Growth Fund and Marsico 21st Century Fund: In addition to the types of securities described in the prospectus for each of these Funds, and consistent with its investment policies, objective and strategies, each of these Funds (through the Master Portfolio in which a Feeder Fund invests its assets) may invest in the following types of securities only in amounts of less than 10% of its total assets in each case and not in the aggregate: convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; foreign securities (other than the types described in the prospectus), including forward foreign currency exchange contracts; high yield/lower-rated debt securities; private placements and other illiquid or restricted securities; preferred stock; zero-coupon, pay-in-kind and step-coupon securities; and REITs and master limited partnerships; provided however, that if any such security type is identified in a Fund's prospectus as a permissible investment, this 10% limitation shall not apply.

     THE INDEX FUNDS

     The Large Cap Index Fund, Large Cap Enhanced Core Fund, Mid Cap Index Fund and Small Cap Index Fund: In addition to the types of securities described in the prospectus for each of these Funds, and consistent with its investment policies, objective and strategies, each Fund may invest in the following types of securities only in amounts of less than 10% of its total assets in each case and not in the aggregate: asset-backed securities; common stock; convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; dollar roll transactions; foreign securities; high yield/lower-rated debt securities; mortgage-backed securities; pass-through securities; preferred stock, private placement and other illiquid securities; REITs and master limited partnerships; reverse repurchase agreements; variable- and floating-rate instruments; when-issued purchases, delayed delivery and forward commitments; and zero-coupon, pay-in kind and step-coupon securities; provided however, that if any such security type is identified in a Fund's prospectus as a permissible investment, this 10% limitation shall not apply.

     In addition, when consistent with the Index Funds' respective investment objectives, various techniques may be employed to manage capital gain distributions. These techniques include utilizing a share identification methodology whereby each lot of shares of Fund securities that a Fund holds will be specifically identified, which will allow the sale first of those specific securities with the highest tax basis in order to reduce the amount of realized capital gains as compared with a sale of identical Fund securities, if any, with a lower tax basis. The Adviser will sell first those shares with the highest tax basis only when it believes that it is in the best interest of a Fund to do so, and reserves the right to sell other securities when appropriate. In addition, the Adviser may, at times, sell a Fund's securities in order to realize capital losses. Subject to limitations, such capital losses could be used to offset realized capital gains thereby reducing capital gain distributions. Additionally, the Adviser may, consistent with the Fund construction process discussed above, employ a low Fund turnover strategy designed to defer the realization of capital gains.

     The Large Cap Index Fund, Mid Cap Index Fund and Small Cap Index Fund generally will try to match the composition of the S&P 500, S&P MidCap 400 and S&P SmallCap 600, respectively, as closely as possible. However, a Fund may not always invest in stocks that comprise a relatively small part of an index because it may be correspondingly more difficult and costly to do so. These Funds also may elect not to invest in a stock, or remove a stock from its portfolio, if the stock is not liquid enough, or for other reasons. These Funds also may invest in stocks that are not included in an index, if such stocks have similar characteristics.

     LIFEGOAL PORTFOLIOS AND MASTERS PORTFOLIOS

Columbia LifeGoal Balanced Growth Portfolio, Columbia LifeGoal Growth Portfolio, Columbia LifeGoal Income and Growth Portfolio, Columbia LifeGoal Income Portfolio, Columbia Masters Global Equity Portfolio Columbia Masters Heritage Portfolio and Columbia Masters International Equity Portfolio:

     The LifeGoal Portfolios and Masters Portfolios invest in a mix of the International/Global Stock Funds, Stock Funds, Government & Corporate Bond Funds and Money Market Funds in the Columbia Funds Family.

     The 1940 Act normally prohibits mutual funds from investing in other mutual funds beyond certain limits. Because each LifeGoal Portfolio and Masters Portfolio is a "fund-of-funds," each takes advantage of a rule under the 1940 Act that allows it to exceed those limits subject to certain conditions. Accordingly, each LifeGoal Portfolio and Masters Portfolio may: (i) own more than 3% of the total outstanding stock of a Fund, other than another LifeGoal Portfolio or Masters Portfolio; (ii) invest more than 5% of its assets in any one such Fund; and (iii) invest more than 10% of its assets, collectively, in Fund shares.

     Each LifeGoal Portfolio and Masters Portfolio will concentrate more than 25% of its assets in the mutual fund industry. However, the underlying Funds in which the LifeGoal Portfolios invest will not concentrate 25% or more of their total assets in any one industry unless they are permitted or required to do so in accordance with their own investment objective and principal investment strategies.

     GOVERNMENT & CORPORATE BOND FUNDS AND FIXED INCOME SECTOR PORTFOLIOS

     Total Return Bond Fund, Intermediate Core Bond Fund, Short Term Bond Fund, Corporate Bond Portfolio, and Mortgage- and Asset-Backed Portfolio: In addition to the types of securities described in the prospectus for each of these Funds, and consistent with its investment policies, objective and strategies, each Fund (or Master Portfolio in which a Feeder Fund invests its assets) may invest in the following types of securities only in amounts of less than 10% of its total assets in each case and not in the aggregate: asset-backed securities; common stock; convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; dollar roll transactions; foreign securities; high yield/lower-rated debt securities; mortgage-backed securities; municipal securities; pass-through securities; preferred stock, private placement and other illiquid securities; REITs and master limited partnerships; reverse repurchase agreements; short sales; variable- and floating-rate instruments; when-issued purchases, delayed delivery and forward commitments; and zero-coupon, pay-in kind and step-coupon securities; provided however, that if any such security type is identified in a Fund's prospectus as a permissible investment, this 10% limitation shall not apply.

     High Income Fund: In addition to the types of securities described in its prospectus, and consistent with its investment policies, objective and strategies, this Fund (through the Master Portfolio in which it invests all of its assets) may invest in the following types of securities in amounts of less than 10% of its total assets in each case and not in the aggregate: asset-backed securities, foreign securities and pass-through securities.

     MUNICIPAL BOND FUNDS

     Municipal Income Fund and Short Term Municipal Bond Fund: In addition to the types of securities described in the prospectus for each of these Funds, and consistent with its investment policies, objective and strategies, each Fund may invest in the following types of securities only in amounts of less than 10% of its total assets in each case and not in the aggregate: asset-backed securities; common stock; convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; dollar roll transactions; foreign securities; mortgage-backed securities; pass-through securities; preferred stock, private placement and other illiquid securities; REITs and master limited partnerships; reverse repurchase agreements; variable- and floating-rate instruments; when-issued purchases, delayed delivery and forward commitments; and zero-coupon, pay-in kind and step-coupon securities; provided however, that if any such security type is identified in a Fund's prospectus as a permissible investment, this 10% limitation shall not apply.

     STATE MUNICIPAL BOND FUNDS

     California Intermediate Bond Fund, Florida Intermediate Bond Fund, Georgia Intermediate Bond Fund, Maryland Intermediate Bond Fund, North Carolina Intermediate Bond Fund, South Carolina Intermediate Bond Fund, Texas Intermediate Bond Fund and Virginia Intermediate Bond Fund: In addition to the types of securities described in the prospectus for each of these Funds, and consistent with its investment policies, objective and strategies, each Fund may invest in the following types of securities only in amounts of less than 10% of its total assets in each case and not in the aggregate: asset-backed securities; common stock; convertible securities; corporate debt securities; dollar roll transactions; foreign securities; high yield/lower-rated debt securities; mortgage-backed securities; pass-through securities; preferred stock, private placement and other illiquid securities; REITs and master limited partnerships; reverse repurchase agreements; variable- and floating-rate instruments; and zero-coupon, pay-in kind and step-coupon securities; provided however, that if any such security type is identified in a Fund's prospectus as a permissible investment, this 10% limitation shall not apply.

     MONEY MARKET FUNDS

     California Tax-Exempt Reserves, Cash Reserves, Government Reserves, Money Market Reserves, Municipal Reserves, New York Tax-Exempt Reserves, Tax-Exempt Reserves and Treasury Reserves: In addition to the types of securities described in the prospectus for each of these Funds, and consistent with its investment policies, objective and strategies, each Fund may invest in the following types of securities only in amounts of less than 10% of its total assets: linked securities; funding agreements; repurchase agreements and reverse repurchase agreements; provided however, that if any such security type is identified in a Fund's prospectus as a permissible investment, this 10% limitation shall not apply.

     DESCRIPTIONS OF PERMISSIBLE INVESTMENTS

Additional information about individual types of securities (including key considerations and risks) in which some or all of the Funds may invest is set forth below.

     ASSET-BACKED SECURITIES

     Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables (CARs) and so-called plastic bonds, backed by credit card receivables.

     The value of an asset-backed security is affected by, among other things, changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower's other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security's par value. Value is also affected if any credit enhancement has been exhausted. See also "Descriptions of Permissible Investments--Mortgage-Backed Securities."

     Key Considerations and Risks: The risks of investing in asset-backed securities depend upon payment of the underlying loans by the individual borrowers (i.e., the backing asset). For example, the underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described under "Descriptions of Permissible Investments--Mortgage-Backed Securities" for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities typically do not have the benefit of the same direct security interest in the underlying collateral as do mortgage-backed securities.

     In addition, as purchasers of an asset-backed security, the Funds generally will have no recourse against the entity that originated the loans in the event of default by a borrower. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment.

     BANK OBLIGATIONS (DOMESTIC AND FOREIGN)

     Bank obligations include, for example, certificates of deposit, bankers' acceptances, commercial paper, Yankee dollar certificates of deposit, Eurodollar certificates of deposit, time deposits and promissory notes.

     A certificate of deposit, or so-called CD, is a debt instrument issued by a bank that usually pays interest and which has maturities ranging from a few weeks to several years. A bankers acceptance is a time draft drawn on and accepted by a bank, a customary means of effecting payment for merchandise sold in import-export transactions and a general source of financing. A Yankee dollar certificate of deposit is a negotiable CD issued in the United States by branches and agencies of foreign banks. A Eurodollar certificate of deposit is a CD issued by a foreign (mainly European) bank with interest and principal paid in U.S. dollars. Such CDs typically have maturities of less than two years and have an interest rate which is usually pegged to the London Interbank Offered Rate or LIBOR. A time deposit can be either a savings account or CD that is an obligation of a financial institution for a fixed term. Typically there are penalties for early withdrawal of a time deposit. A promissory note is a written commitment of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.

     A bank obligation may be issued by: (i) a domestic branch of a domestic bank; (ii) a foreign branch of a domestic bank; (iii) a U.S. branch of a foreign bank; or (iv) a foreign branch of a foreign bank.

     As a general matter, obligations of "domestic banks" are not subject to the Funds' fundamental investment policies regarding concentration limits. For this purpose, the SEC staff also takes the position that domestic branches of foreign banks and foreign branches of domestic banks may, if certain conditions are met, be treated as "domestic banks." More specifically, "domestic banks" include: (a) domestic branches of domestic banks; (b) domestic branches of foreign banks, to the extent that they are subject to comparable regulation as domestic banks;

and (c) foreign branches of domestic banks with respect to which the domestic bank would be unconditionally liable in the event that the foreign branch failed to pay on its instruments for any reason.

     Certain Funds may invest in exchange-traded Eurodollar contracts. For information about these types of securities, see "Descriptions of Permissible Investments--Futures and Options."

     Key Considerations and Risks: Certain bank obligations, such as some CDs, are insured by the FDIC. Many other bank obligations, however, are neither guaranteed nor insured by the U.S. Government. These bank obligations are "backed" only by the creditworthiness of the issuing bank or parent financial institution.

     Obligations of foreign banks, including Yankee dollar and Eurodollar obligations, involve somewhat different investment risks than those affecting obligations of domestic banks, including, among others, the possibilities that:
(a) their liquidity could be impaired because of political or economic developments; (b) the obligations may be less marketable than comparable obligations of domestic banks; (c) a foreign jurisdiction might impose withholding and other taxes on amounts realized on those obligations; (d) foreign deposits may be seized or nationalized; (e) foreign governmental restrictions such as exchange controls may be adopted, which might adversely affect the payment of principal or interest on those obligations; and (f) the selection of the obligations may be based on less publicly available information concerning foreign banks or that the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to domestic banks. Foreign banks are not subject to examination by any U.S. Government agency or instrumentality.

     BORROWINGS

     Each Fund has a fundamental policy with respect to borrowing that can be found under the heading "Investment Policies and Limitations."

     The Funds participate in an uncommitted line of credit provided by State Street under an agreement (the "Uncommitted Line"). Any advance under the Uncommitted Line is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the Uncommitted Line, each participating Fund must maintain a ratio of net assets (not including funds borrowed under the Uncommitted Line) to the aggregate amount of indebtedness pursuant to the Uncommitted Line that is no less than 4 to 1. Information about specific borrowings, if any, by any particular Fund under the Uncommitted Line over the last fiscal year, if any, can be found in its Annual Report to Shareholders for the year ended March 31, 2006.

     As noted above, pursuant to an exemptive order from the SEC, a Fund may, subject to certain conditions, borrow money from other Funds in the Columbia Funds Family for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

     A Fund also may borrow money utilizing a reverse repurchase agreement transaction. See "Descriptions of Permissible Investments--Reverse Repurchase Agreements."

     Key Considerations and Risks: The Uncommitted Line is not a "committed" line of credit, which is to say that State Street is not obligated to lend money to a Fund. Accordingly, it is possible that a Fund may wish to borrow money for a temporary or emergency purpose but may not be able to do so.

     COMMON STOCK

     Common stock are units of equity ownership of a public company. Owners are typically entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. However, ownership of common stock does not entitle the owner to involvement in the day-to-day operations of the company. Common stock of domestic and foreign public corporations can be listed, and their shares traded, on domestic stock exchanges, like the NYSE, AMEX or the Nasdaq Stock Market. Domestic and foreign corporations may also choose to list their companies, and have their shares traded, on foreign exchanges, like the London Stock Exchange or Tokyo Stock Exchange.

     Key Considerations and Risks: Investments by a Fund in common stocks are subject to stock market risk, which is the risk that the value of the stocks that the Fund holds, like the broader stock markets, may decline over short or even extended periods. Domestic and foreign stock markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. The value of individual stocks will rise and fall based on factors specific to each company, like changes in earnings or management.

     With respect specifically to "common" stock, in the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and "preferred" stock take precedence over the claims of those who own common stock. On the other hand, common stock tends to have greater potential for appreciation.

     Common stock investments also present the risk inherent in investing in a particular company. For example, stocks of smaller companies tend to have greater price swings than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, are more reliant on singular products or services and are more vulnerable to larger competitors. Common stock of these companies may have a higher potential for gains but also carry more risk. For those Funds that invest primarily in these types of companies, such as the Small Cap Growth Fund II, these risks can have a more acute effect on the value of the Fund's shares.

     Common stock investments also present the risks inherent in investing in a particular industry, such as high technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of common stocks tend to move by industry sector, which is to say that when market conditions favorably affect, or are expected to favorably affect, an industry, the prices of the common stock of those companies in that industry sector tend to go up. Conversely, negative news or a poor outlook for a particular industry can cause the value of those companies' common stock to drop. For those Funds that focus their investments in a particular industry, these industry-related risks can have a significant effect on the value of these Funds' shares.

     CONVERTIBLE SECURITIES

     Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. They also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is redeemed, converted or exchanged.

     The market value of a convertible security generally is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a comparable nonconvertible fixed-income security). The investment value is determined by, among other things, reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock in the sense that its market value will not be influenced greatly by fluctuations in the market price of the underlying security into which it can be converted. Instead, the convertible security's price will tend to move in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is significantly above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying stock. In that case, the convertible security's price may be as volatile as that of the common stock. Because both interest rate and market movements can influence its value, a convertible security is not generally as sensitive to interest rates as a similar fixed-income security, nor is it generally as sensitive to changes in share price as its underlying stock.

     The Funds may invest in convertible securities that are below investment-grade (e.g., rated "B" or below by S&P). See "Descriptions of Permissible Investments--High Yield/Lower-rated Securities" and "Descriptions of Permissible Investments--Warrants and Rights."

     Key Considerations and Risks: A Fund's investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid--that is, a Fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Fund. A Fund's investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. For issues where the conversion of the security is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

     In addition, some convertibles are often rated below investment-grade or are not rated, and therefore may be considered speculative investments. Companies that issue convertible securities are usually small to medium size, and accordingly carry the capitalization risks described in "Descriptions of Permissible Investments--Common Stock." In addition, the credit rating of a company's convertible securities is generally lower than that of its conventional debt securities. Convertibles are normally considered "junior" securities--that is, the company usually must pay interest on its conventional corporate debt before it can make payments on its convertible securities. Some convertibles are particularly sensitive to interest rate changes when their predetermined conversion price is much higher than the issuing company's common stock.

     See also Key Considerations and Risks under "Descriptions of Permissible Investments--Common Stock."

     CORPORATE DEBT SECURITIES

     Corporate debt securities are fixed-income securities usually issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured.

     Extendible commercial notes (ECNs) are very similar to commercial paper except that with ECNs, the issuer has the option to extend maturity to 390 days. ECNs are issued at a discount rate with an initial redemption of not more than 90 days from the date of issue. If ECNs are not redeemed by the issuer on the initial redemption date the issuer will pay a premium (step-up) rate based on the ECN's credit rating at the time.

     The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

     See also "Descriptions of Permissible Investments--Foreign Securities," "Descriptions of Permissible Investments--Variable- and Floating-Rate Instruments" and "Descriptions of Permissible Investments--Money Market Instruments."

     Key Considerations and Risks: Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated by an NRSRO may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

     Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it's due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while making payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

     DERIVATIVES

     A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives afford leverage and, when used properly, can enhance returns and be useful in hedging portfolios. Some common types of derivatives include: futures; options; options on futures; forward foreign currency exchange contracts; linked securities and structured products; collateralized mortgage obligations; stripped securities; warrants and swap contracts. For more information about each type of derivative see those sections in this SAI discussing such securities.

     The Funds may use derivatives for a variety of reasons, including to: enhance a Fund's return, attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); protect the Fund's unrealized gains reflected in the value of its portfolios securities; facilitate the sale of such securities for investment purposes; and/or manage the effective maturity or duration of the Fund's portfolio.

     A Fund may use any or all of these investment techniques and different types of derivative securities may be purchased at any time and in any combination. There is no particular strategy that dictates the use of one technique rather than another, as use of derivatives is a function of numerous variables including market conditions.

     Key Considerations and Risks: The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

     See also "Descriptions of Permissible Investments--Futures and Options," "Descriptions of Permissible Investments--Linked Securities and Structured Products," "Descriptions of Permissible Investments--Stripped Securities," "Descriptions of Permissible Investments--Warrants and Rights" and "Descriptions of Permissible Investments--Swap Contracts."

     DOLLAR ROLL TRANSACTIONS

     Under a mortgage "dollar roll," a Fund sells mortgage-backed securities for delivery in a given month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the "roll" period, a Fund forgoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (the "drop") as well as by the interest earned on the cash proceeds of the initial sale. See also "Descriptions of Permissible Investments--Mortgage-Backed Securities."

     Key Considerations and Risks: Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under an agreement may decline below the repurchase price. Also, these transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event that the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

     FOREIGN SECURITIES

     Foreign securities are debt, equity or derivative securities determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenue or other factors.

     Forward foreign currency exchange contracts -- Forward foreign currency exchange contracts establish an exchange rate at a future date. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security (a "transaction hedge"). In addition, when a foreign currency suffers a substantial decline against the U.S. dollar, a Fund may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. When it is believed that the U.S. dollar may suffer a substantial decline against the foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge").

     A Fund may, however, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount when it is believed that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which the securities are denominated (a "cross-hedge").

     Foreign currency hedging transactions are attempts to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might be realized should the value of the hedged currency increase.

     A Fund also may purchase American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs") and European Depositary Receipts ("EDRs") (collectively "Depositary Receipts"). Depositary Receipts are receipts, typically issued by a bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other Depositary Receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designated for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Fund may invest in Depositary Receipts through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interestholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

     Key Considerations and Risks: Foreign securities may pose risks greater than those typically associated with an equity, debt or derivative security due to: (1) restrictions on foreign investment and repatriation of capital; (2) fluctuations in currency exchange rates, which can significantly affect a Fund's share price; (3) costs of converting foreign currency into U.S. dollars and U.S. dollars into foreign currencies; (4) greater price volatility and less liquidity; (5) settlement practices, including delays, which may differ from those customary in U.S. markets; (6) exposure to political and economic risks, including the risk of nationalization, expropriation of assets and war; (7) possible impositions of foreign taxes potentially at confiscatory rates and exchange control and currency restrictions; (8) lack of uniform accounting, auditing and financial reporting standards; (9) less governmental supervision of securities markets, brokers and issuers of securities; (10) less financial information available to investors; and (11) difficulty in enforcing legal rights outside the United States.

     Certain of the risks associated with investments in foreign securities are heightened with respect to investments in emerging markets countries. Political and economic structures in many emerging market countries, especially those in Eastern Europe, the Pacific Basin, and the Far East, are undergoing significant evolutionary changes and rapid development, and may lack the social, political and economic stability of more developed countries. Investing in emerging markets securities also involves risks beyond the risks inherent in foreign investments. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally and some countries with emerging securities markets have sustained long periods of very high inflation or rapid fluctuation in inflation rates which can have negative effects on a country's economy and securities markets.

     As noted, foreign securities also involve currency risks. The U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the U.S. dollar falls against such currency. A Fund may purchase or sell forward foreign currency exchange contracts in order to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A Fund may also purchase and sell foreign currency futures contracts and related options. See "Descriptions of Permissible Investments--Futures and Options."

     FUTURES AND OPTIONS

     Futures and options contracts are derivative instruments that the Funds may utilize for a variety of reasons including: for hedging purposes, risk reduction, securities exposure, to enhance a Fund's return, to enhance a Fund's liquidity, to reduce transaction costs or other reasons. See generally "Descriptions of Permissible Investments--Derivatives."

     Futures - Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security (including a single stock) or index at a specified future time and at a specified price. Futures contracts, which are standardized as to maturity date and underlying financial instrument, are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the CFTC, a U.S. Government agency. Although many fixed-income futures contracts call for actual delivery or acceptance of the underlying securities at a specified date (stock index futures contracts do not permit delivery of securities), the contracts are normally closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian in order to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimum initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on their margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes (anticipated or potential) in the value of securities currently owned or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and generally use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities. Regulations of the CFTC applicable to the Funds require that all of their futures transactions constitute bona fide hedging transactions except to the extent that the aggregate and initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of the respective Fund's portfolio.

     The Funds may also invest in exchange-traded Eurodollar contracts, which are interest rate futures on the forward level of LIBOR. These contracts are generally considered liquid securities and trade on the Chicago Mercantile Exchange. Such Eurodollar contracts are generally used to "lock-in" or hedge the future level of short-term rates.

     Options - Each Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks.

     A primary difference between stock options and index options becomes evident when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the S&P 500 Index or a narrower market index, such as the S&P 100. Indices may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following exchanges: the Chicago Board Options Exchange, the NYSE, the AMEX, the Pacific Stock Exchange and the Philadelphia Stock Exchange. A Fund's obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected in order to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction.

     Options on Futures - The Funds may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy from (call) or sell to (put) the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

     Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

     Key Considerations and Risks: Futures and options investing are highly specialized activities that entail greater than ordinary investment risks. For example, futures and options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in a future or an option may be subject to greater fluctuation than an investment in the underlying instruments themselves.

     With regard to futures, the risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required and the potential for an extremely high degree of leverage involved in futures contracts. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount posted as initial margin for the contract.

     With regard to options, an option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying instrument, as described below, until the option expires or the optioned instrument is delivered upon exercise. The writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period. If an option purchased by a Fund expires unexercised, the Fund will realize a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If a call option written by a Fund is exercised, the proceeds of the sale of the underlying instrument will be increased by the net premium received when the option was written and the Fund will realize a gain or loss on the sale of the underlying instrument. If a put option written by a Fund is exercised, the Fund's basis in the underlying instrument will be reduced by the net premium received when the option was written.

     With regard to both futures and options contracts, positions may be closed out only on an exchange which provides a secondary market for such contracts. However, there can be no assurance that a liquid secondary market will exist for any particular contract at any specific time. Thus, it may not be possible to close a position. In the case of a futures contract, for example, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments in order to maintain its required margin. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The inability to close the futures position also could have an adverse impact on the ability to hedge effectively. Each Fund generally will minimize the risk that it will be unable to close out a contract by only entering into those contracts which are traded on national exchanges and for which there appears to be a liquid secondary market.

     In addition, there is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option. Most futures exchanges limit the amount of fluctuation permitted in some contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

     The successful use by the Funds of futures and options on stock indices will be subject to the ability of the Adviser to correctly predict movements in the directions of the stock market. This requires different skills and techniques than those required to predict changes in the prices of individual securities. The Funds therefore bear the risk that future market trends will be incorrectly predicted. In addition, a Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in futures or put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. Inasmuch as a Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, each Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices.

     Each Fund will comply with SEC guidelines regarding coverage for these instruments and, if the guidelines so require, maintain cash or liquid securities with its Custodian in the prescribed amount.

     GUARANTEED INVESTMENT CONTRACTS AND FUNDING AGREEMENTS

     Guaranteed investment contracts ("GICs"), investment contracts or funding agreements are debt instruments issued by highly-rated insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company's general or separate accounts.

     Key Considerations and Risks: A Fund will only purchase GICs from issuers which, at the time of purchase, meet certain credit and quality standards. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. In addition, the issuer may not be able to return the principal amount of a GIC to a Fund on seven days' notice or less, at which point the GIC may be considered to be an illiquid investment. Unlike certain types of money market instruments, there is no government guarantee on the payment of principal or interest; only the insurance company backs the GIC.

     HIGH YIELD/LOWER-RATED DEBT SECURITIES

     A high yield/lower-rated debt security (also known as a "junk" bond) is generally rated by an NRSRO to be non investment-grade (e.g., BB or lower by S&P). These types of bonds are issued by companies without long track records of sales and earnings, or by companies or municipalities that have questionable credit strength. High yield/lower-rated debt and comparable unrated securities:
(a) will likely have some quality and protective characteristics that, in the judgment of the NRSRO, are outweighed by large uncertainties or major risk exposures to adverse conditions; and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. See also "Descriptions of Permissible Investments--Corporate Debt Securities" and "Descriptions of Permissible Investments--Municipal Securities."

     The Funds may invest in high yield/lower-rated securities that are also convertible securities. See "Descriptions of Permissible
Investments--Convertible Securities."

     Key Considerations and Risks: The yields on high yield/lower-rated debt and comparable unrated debt securities generally are higher than the yields available on investment-grade debt securities. However, investments in high yield/lower-rated debt and comparable unrated debt generally involve greater volatility of price and risk of loss of income and principal, including the possibility of default by or insolvency of the issuers of such securities. Since the risk of default is higher for high yield/lower-rated debt securities, the Fund will try to minimize the risks inherent in investing in these securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. The Funds will attempt to identify those issuers of high-yielding securities with a financial condition that is adequate to meet future obligations, has improved, or is expected to improve in the future. Accordingly, with respect to these types of securities, a Fund may be more dependent on credit analysis than is the case for higher quality bonds.

     The market values of certain high yield/lower-rated debt and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, issuers of high yield/lower-rated debt and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

     The risk of loss due to default by such issuers is significantly greater because high yield/lower-rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for high yield/lower-rated debt and comparable unrated securities may diminish a Fund's ability to: (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value; and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

     Although the general market for high yield/lower-rated debt and comparable unrated securities is no longer new, the market for such securities has not yet weathered a major sustained economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could severely disrupt the market for such securities and adversely affect the value of such securities. Any such economic downturn also could severely and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

     Because certain high yield/lower-rated debt securities also may be foreign securities, some of which may be considered debt securities from emerging markets countries, there are certain additional risks associated with such investments. See "Descriptions of Permissible Investments--Foreign Securities."

     LINKED SECURITIES AND STRUCTURED PRODUCTS

     Linked securities, such as index-linked, equity-linked, credit-linked, commodity-linked and currency-linked securities, are types of derivative securities. See generally "Descriptions of Permissible
Investments--Derivatives."

     Index-linked, equity-linked, credit-linked and commodity-linked securities can be either equity or debt securities that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments depend on the performance of an underlying stock, index, or a weighted index of commodity futures such as crude oil, gasoline and natural gas. With respect to equity-linked securities, at maturity, the principal amount of the debt is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments that have a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

     One common type of linked security is a "structured" product. Structured products generally are individually negotiated agreements and may be traded over-the-counter. They are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

     Another common type of index-linked security is a S&P Depositary Receipt, or SPDR, which is an interest in a unit investment trust holding a portfolio of securities linked to the S&P 500 Index.

     SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that comprise the S&P 500 Index. As a holder of interests in a unit investment trust, a Fund would indirectly bear its ratable share of that unit investment trust's expenses. At the same time, the Fund would continue to pay its own management and advisory fees and other expenses, as a result of which the Fund and its shareholders in effect would be absorbing duplicate levels of fees with respect to investments in such unit investment trusts.

     Key Considerations and Risks: Like all derivatives, a Fund's investments in "linked" securities can lead to large losses because of unexpected movements in the underlying financial asset, index, currency or other investment. The ability of the Fund to utilize linked-securities successfully will depend on its ability to correctly predict pertinent market movements, which cannot be assured. Because currency-linked securities usually relate to foreign currencies, some of which may be currency from emerging markets countries, there are certain additional risks associated with such investments. See "Descriptions of Permissible Investments--Foreign Securities."

     With respect to structured products, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities. See also, "Descriptions of Permissible Investments--Private Placement Securities and Other Restricted Securities."

     SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. In addition, because individual investments in SPDRs are not redeemable, except upon termination of the unit investment trust, the liquidity of small holdings of SPDRs will depend upon the existence of a secondary market. Large holdings of SPDRs are called "creation unit size" and are redeemable in-kind only and are not redeemable for cash from the unit investment trust. The price of a SPDR is derived from and based upon the securities held by the unit investment trust. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Fund could result in losses on SPDRs.

     MONEY MARKET INSTRUMENTS

     Money market instruments are high-quality, short-term debt obligations, which include: (1) bank obligations; (2) funding agreements; (3) repurchase agreements; (4) U.S. Government obligations; and (5) certain corporate debt securities, such as commercial paper, corporate bonds and extendible commercial notes; (6) asset-backed securities; and (7) municipal securities. Such instruments also may be structured to be, what would not otherwise be, a money market instrument by modifying the maturity of a security or interest rate adjustment feature to come within permissible limits.

     Money market mutual funds (i.e., funds that comply with Rule 2a-7 of the 1940 Act) are permitted to purchase most money market instruments, subject to certain credit quality, maturity and other restrictions.

     See "Descriptions of Permissible Investments--Bank Obligations," "Descriptions of Permissible Investments--Corporate Debt Securities," "Descriptions of Permissible Investments--Guaranteed Investment Contracts and Funding Agreements," "Descriptions of Permissible Investments--Repurchase Agreements" "Descriptions of Permissible Investments - Asset-Backed Securities," "Descriptions of Permissible Investments--Municipal Securities" and "Descriptions of Permissible Investments--U.S. Government Obligations."

     Key Considerations and Risks: Money market instruments (other than certain U.S. Government obligations) are not backed or insured by the U.S. Government, its agencies or instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

     MORTGAGE-BACKED SECURITIES

     A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans. See "Descriptions of Permissible Investments--Pass-Through Securities."

     Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association ("Ginnie Mae" or "GNMA"), Federal National Mortgage Association ("Fannie Mae" or "FNMA") or Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC"), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. Its objective is to increase the affordability of home mortgage funds for low- and middle-income home buyers. FNMA is a congressionally chartered company, although neither its stock nor the securities it issues are insured or guaranteed by the federal government. For example, the pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The corporation's stock is owned by savings institutions across the U.S. and is held in trust by the Federal Home Loan Bank System. Pass-through securities issued by the FHLMC are guaranteed as to timely payment of interest and ultimately collection of principal only by the FHLMC.

     Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government. The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

     Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively referred to hereinafter as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets. All references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

     Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

     Key Considerations and Risks: Investment in mortgage-backed securities poses several risks, including, among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. Government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. Government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.

     MUNICIPAL SECURITIES

     Municipal Bonds - Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, and also by their political subdivisions, duly constituted offering authorities and instrumentalities. States, territories, possessions and municipalities may issue municipal bonds for a variety of reasons, including, for example, to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities also issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, industrial facilities or for water supply, gas, electricity or waste disposal facilities.

     Municipal bonds generally are classified as "general obligation" or "revenue" bonds. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Municipal bonds may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

     Private activity bonds (such as an industrial development or industrial revenue bond) held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Private activity bonds have been or are issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities, and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Private activity bonds are also issued for privately held or publicly owned corporations in the financing of commercial or industrial facilities. Most governments are authorized to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

     Municipal Notes - Municipal notes are issued by states, municipalities and other tax-exempt issuers in order to finance short-term cash needs or, occasionally, to finance construction. Most municipal notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the related fiscal period. Municipal obligation notes generally have maturities of one year or less. Municipal notes are subdivided into three categories of short-term obligations: municipal notes, municipal commercial paper and municipal demand obligations.

     Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

     Municipal demand obligations are subdivided into two general types: variable rate demand notes and master demand obligations. Variable rate demand notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months.

     Master demand obligations are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund has no specific percentage limitations on investments in master demand obligations.

     Municipal Leases - Municipal securities also may include participations in privately arranged loans to state or local government borrowers, some of which may be referred to as "municipal leases." Generally, such loans are unrated, in which case they will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable.

     Although lease obligations do not constitute general obligations of the municipal issuer to which the government's taxing power is pledged, a lease obligation is ordinarily backed by the government's covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the government has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. In the case of a "non-appropriation" lease, a Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property in the event that foreclosure might prove difficult.

     For a detailed discussion of the economic conditions, relevant legal matters and key risks associated with investments in each of California, Florida, Georgia, Maryland, New York, North Carolina, South Carolina, Texas and Virginia, see "Appendix C" to the SAI.

     Key Considerations and Risks: There are variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of municipal securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different yields while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of municipal securities may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by that Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the obligation.

     The payment of principal and interest on most securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. Each state, each of their political subdivisions, municipalities, and public authorities, as well as the District of Columbia, Puerto Rico, Guam, and the Virgin Islands, is a separate "issuer." An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

     There are particular considerations and risks relevant to investing in a portfolio of a single state's municipal securities, such as the greater risk of the concentration of a Fund versus the greater relative safety that comes with a less concentrated investment portfolio.

     The Internal Revenue Service ("IRS") and other tax authorities are paying increased attention on whether obligations intended to produce interest exempt from federal (and state) income taxation, such as municipal bonds and notes, in fact meet the requirements for such exemption. Ordinarily, the Funds rely on an opinion from the issuer's bond counsel that interest on the issuer's obligation will be exempt from applicable income taxation. However, no assurance can be given that a tax authority will not successfully challenge such exemption, which could cause interest on the obligation to be taxable and could jeopardize an investing Fund's ability to pay exempt-interest distributions for federal or applicable state income tax purposes.

     OTHER INVESTMENT COMPANIES

     In seeking to attain their investment objectives, certain Funds may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, its rules and regulations and any exemptive orders obtained by the Funds from the SEC. See also "Investment Policies and Limitations--Exemptive Orders."

     The 1940 Act generally requires that each Fund limit its investments in another investment company or series thereof so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company;
(b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (c) not more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by the Fund or by the company as a whole.

     A Fund may purchase shares of exchange-traded funds ("ETFs"), which are a type of investment company. A Fund may purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts - to obtain relatively low-cost exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Fund. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. A Fund may also purchase ETF shares for other purposes, including improving its ability to track its underlying index.

     Each Fund has obtained permission from the SEC (via exemptive order) to purchase shares of other mutual funds in the Columbia Funds Family. The SEC order is subject to certain conditions, including that a Board, before approving an advisory contract (including the advisory fee) applicable to a Fund, will find that the advisory fees applicable to the Fund relying on the order are for services in addition to, rather than duplicative of, services provided pursuant to the "investee" Fund's advisory contract.

     Each Fund also has obtained separate permission from the SEC (via exemptive order) to purchase shares of Money Market Funds. To seek to achieve a return on uninvested cash or for other reasons, investing Funds may invest up to 25% of their assets in any Money Market Fund. These investments are generally on a short-term basis. CMA and its affiliates are entitled to receive fees from the Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. One condition of the SEC order is that a Money Market Fund may not acquire securities of any other investment company in excess of the limits stated in the paragraph above.

     Key Considerations and Risks: A Fund may derive certain advantages from being able to invest in shares of other investment companies; for example, this ability may allow the Fund to gain exposure to a type of security. It also may facilitate a Fund being fully invested. However, there may be certain disadvantages; for example, it may cost more in terms of fees. That is to say, a shareholder may be charged fees not only on the Fund shares held directly, but also on the mutual fund shares that the Fund purchases. Whether any anticipated return from such an investment will outweigh the costs of purchasing such mutual fund shares when deciding to invest will be considered by the Funds.

     Feeder Funds and Master Portfolios - The 1940 Act also permits, under certain conditions, a Fund to invest all of its assets in another mutual fund. Under this structure, called a master/feeder structure, which is described above, the Feeder Funds (which are identified on p. 2 of this SAI) invest all of their assets in a corresponding Master Portfolio with the same investment objective, principal investment strategies and risks. The Master Portfolios are separate series of CMIT, which is organized as a statutory trust under the laws of Delaware, and is itself a registered investment company in the Columbia Funds Family. Other entities (e.g., other investment companies, commingled trust funds, institutional and certain individual investors), along with the Master Portfolios, may invest in the Master Portfolios from time to time. Accordingly, there may also be other investment companies, as well as other investment vehicles, through which you can invest in the Master Portfolio which may have higher or lower fees and expenses than those of its corresponding Fund, and which may therefore have different performance results than the Feeder Fund.

     The primary advantages of such a structure are expected economies of scale--that is to say, the larger asset size of the Master Portfolio may allow it to purchase securities and engage in brokerage transactions on more favorable terms than might otherwise be available to a Feeder Fund alone, as well as to, over time, enjoy other benefits associated with achieving economies of scale.

     However, there are certain considerations and risks that are inherent in the master/feeder structure. For example, each Feeder Fund is potentially liable for certain legal obligations of the Master Portfolio in which it invests. The risk of the Feeder Fund's incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and a Master Portfolio itself is unable to meet its obligations. Accordingly, the Board believes that neither a Feeder Fund nor its shareholders should be adversely affected by reason of the Feeder Fund's investing in a Master Portfolio. As with any mutual fund, other investors in the Master Portfolios could control the results of voting at the Master Portfolio level in certain instances (e.g., a change in fundamental policies by the Master Portfolio which was not approved by the Fund's shareholders). This could lead a Feeder Fund to decide to withdraw its investment in the Master Portfolio. A Feeder Fund also may withdraw its investment in a Master Portfolio at any time if the Board determines that it is in the best interest of the Feeder Fund to do so. Upon such withdrawal, the Board would consider what action might be taken, including the investment of all of the assets of the Feeder Fund in another pooled investment entity having the same (or similar) investment objective, principal investment strategies and risks as the Feeder Fund or the hiring of an investment adviser to manage the Feeder Fund's assets in accordance with its investment objective and principal investment strategies. Further, the withdrawal of other entities that may from time to time invest in the Master Portfolios could have an adverse effect on the performance of such Master Portfolios and their corresponding Feeder Fund, such as decreased economies of scale, and increased per share operating expenses.

     When a Feeder Fund is required to vote as an interest holder of the Master Portfolio, current regulations provide that in those circumstances the Feeder Fund may either pass-through the vote to its shareholders or the Feeder Fund may vote its shares in the Master Portfolio in the same proportion of all other security holders in the Master Portfolio.

     An investment in an ETF generally presents the same primary risks as an investment in an open-end investment company that is not exchange traded that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the securities held by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to an open-end investment company that is not exchange-traded: (i) the market price of the ETF's shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

     PASS-THROUGH SECURITIES (PARTICIPATION INTERESTS AND COMPANY RECEIPTS)

     A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Funds. The most common type of pass-through securities are mortgage-backed securities. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Fund may purchase modified pass-through GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

     FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates and guaranteed mortgage certificates. Participation certificates resemble GNMA Certificates in that the participation certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FHLMC guarantees timely payments of interest on the participation certificates and the full return of principal. Guaranteed mortgage certificates also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.

     FNMA issues guaranteed mortgage pass-through certificates. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by the FNMA as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.

     Key Considerations and Risks: Except for guaranteed mortgage certificates, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the securities holders, such as the Funds, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. Estimated prepayment rates will be a factor considered in calculating the average weighted maturity of a Fund which owns these securities. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

     PREFERRED STOCK

     Preferred stock are units of ownership of a public corporation that pay dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. Most preferred stock is cumulative; if dividends are passed (i.e., not paid for any reason), they accumulate and must be paid before common stock dividends. A passed dividend on noncumulative preferred stock is generally gone forever. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred stock, which is limited to the stipulated dividend. Convertible preferred stock is exchangeable for a given number of common shares and thus tends to be more volatile than nonconvertible preferred stock, which generally behaves more like a fixed-income bond.

     Auction preferred stock ("APS") is a type of adjustable-rate preferred stock with a dividend determined every seven weeks in a dutch auction process by corporate bidders. Shares are typically bought and sold at face values ranging from $100,000 to $500,000 per share. Auction preferred stock is sometimes known by the proprietary name given by the relevant broker, e.g., Merrill Lynch's AMPS (auction market preferred stock), Salomon Smith Barney's DARTS or First Boston's STARS. Benefits of APS include:

     - Reduced interest rate risk--Because these securities generally reset within a short period of time, the exposure to interest rate risk is somewhat mitigated.

     - Preservation of principal--The frequency of the dividend reset provisions makes APS an attractive cash management instrument. The auction reset mechanism generally assures that the shares will trade at par on the auction date. For those that reset frequently, the share price is not expected to fluctuate from par, however, the reset rate will reflect factors such as market conditions, demand and supply for a particular credit confidence in the issuer.

     - Credit quality--most corporate APS carry an investment grade credit rating from both Moody's and S&P, municipal APS typically carry the highest credit rating from both Moody's and S&P (Aaa/AAA). This is primarily because the issuers of municipal APS are required under the 1940 Act to maintain at least 300% asset coverage for senior securities.

Key Considerations and Risks: In addition to reinvestment risk if interest rates fall, some specific risks with regard to APS include:

     - Failed auction--Such a breakdown of the auction process is unlikely; however, in the event that the process fails, the rate is reset at the maximum applicable rate, which is usually described in the prospectus and is typically influenced by the issuer's credit rating. In a failed auction, current shareholders are generally unable to sell some, or all, of the shares when the auction is completed. Typically, the liquidity for APS that have experienced a failed auction becomes very limited. If a failed auction were to occur, the shareholder may hold his or her shares until the next auction. Should there not be subsequent auctions that 'unfail' the process, the shareholder may: 1) hold the APS in anticipation of a refinancing by the issuer that would cause the APS to be called, or 2) hold securities either indefinitely or in anticipation of the development of a secondary market.

     - Early call risk--Although unlikely, the preferred shares are redeemable at any time, at the issuers option, at par plus accrued dividends.

     Also see Key Considerations and Risks under "Descriptions of Permissible Investments--Common Stock" and "Descriptions of Permissible
Investments--Convertible Securities," many of which are applicable to a preferred stock investment.

     PRIVATE PLACEMENT SECURITIES AND OTHER RESTRICTED SECURITIES

     Although many securities are offered publicly, some are offered privately only to certain qualified investors. Private placements may often offer attractive opportunities for investment not otherwise available on the open market. However, the securities so purchased are often "restricted," i.e., they cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), or they are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale.

     Generally speaking, private placements may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.

     Private placements may be considered illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that has been determined to be liquid under procedures approved by the Board). Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions.

     Key Considerations and Risks: Private placements are generally subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value due to the absence of a trading market.

     Unlike public offerings, restricted securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

     REITS AND MASTER LIMITED PARTNERSHIPS

     A real estate investment trust, or REIT, is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls or loans on such properties. An equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gains from any sales of properties. A mortgage REIT specializes in lending money to owners of properties, and passes any interest income it may earn to its shareholders.

     Partnership units of real estate and other types of companies are sometimes organized as master limited partnerships in which ownership interests are publicly traded. Master limited partnerships often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects.

     Generally, a master limited partnership is operated under the supervision of one or more managing general partners. Limited partners (like a Fund that invests in a master limited partnership) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement.

     Key Considerations and Risks: REITs may be affected by changes in the value of the underlying property owned or financed by the REIT; mortgage REITs also may be affected by the quality of credit extended. Both equity and mortgage REITs are dependent upon management skills and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for preferential treatment under the Code.

     The real estate industry is particularly sensitive to economic downturns. The value of securities of issuers in the real estate industry is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding, extended vacancies of properties and the issuer's management skills. In addition, the value of a REIT can depend on the structure of and cash flow generated by the REIT. Mortgage REITs are subject to the risk that mortgagors may not meet their payment obligations. Each investment also has its unique interest rate and payment priority characteristics. In addition, REITs are subject to unique tax requirements which, if not met, could adversely affect dividend payments. Also, in the event of a default of an underlying borrower or lessee, a REIT could experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

     The risks of investing in a master limited partnership are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in a master limited partnership than investors in a corporation. Additional risks involved with investing in a master limited partnership are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

     REPURCHASE AGREEMENTS

     A repurchase agreement is a money market instrument that is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). Repurchase agreements may be viewed, in effect, as loans made by a Fund which are collateralized by the securities subject to repurchase. Typically, the Funds will enter into repurchase agreements only with commercial banks and registered broker/dealers and only with respect to the highest quality securities, such as U.S. Government obligations. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest. See "Descriptions of Permissible Investments--Money Market Instruments."

     Key Considerations and Risks: Repurchase Agreements are generally subject to counterparty risk, which is the risk that the counterparty to the agreement could default on the agreement. If a seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement, including interest. In addition, if the seller becomes involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if, for example, the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller or its assigns.

     Pursuant to an exemptive order issued by the SEC, the Funds may "combine" uninvested cash balances into a joint account, which may be invested in one or more repurchase agreements.

     REVERSE REPURCHASE AGREEMENTS

     A reverse repurchase agreement is a contract under which a Fund sells a security for cash for a relatively short period (usually not more than one week) subject to the obligation of the Fund to repurchase such security at a fixed time and price (representing the seller's cost plus interest). Reverse repurchase agreements may be viewed as borrowings made by a Fund.

     Key Considerations and Risks: Reverse repurchase agreements involve the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds' obligation to repurchase the securities. In addition, reverse repurchase agreements are techniques involving leverage, and are subject to asset coverage requirements. Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings.

     SECURITIES LENDING

     For various reasons, including to enhance a Fund's return, a Fund may lend its portfolio securities to broker/dealers and other institutional investors. Loans are typically made pursuant to agreements that require the loans to be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Such loans may not be made if, as a result, the aggregate amount of all outstanding securities loans for a Fund exceeds one-third of the value of the Fund's total assets. A Fund will continue to receive interest on the loaned securities while simultaneously earning interest on the investment of the collateral. However, a Fund will normally pay lending fees to such broker/dealers and related expenses from the interest earned on invested collateral.

     The Money Market Funds do not engage in securities lending.

     Key Considerations and Risks: Securities lending transactions are generally subject to counterparty risk, which is the risk that the counterparty to the transaction could default. In other words, the risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, loans are made only to borrowers deemed to be of good standing and when, in the Adviser's judgment, the income to be earned from the loan justifies the attendant risks.

     SHORT SALES

     Selling a security short is the sale of a security or commodity futures contract not owned by the seller. The technique is used in order to take advantage of an anticipated decline in the price or to protect a profit in a long-term position. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

     A Fund will sometimes make short sales of securities when the Fund owns an equal amount of such securities as those securities sold short. This is a technique known as selling short "against the box."

     Key Considerations and Risks: The successful use by the Funds of short sales will be subject to the ability of the Adviser to correctly predict movements in the directions of the relevant market. The Funds therefore bear the risk that the Adviser will incorrectly predict future price directions. In addition, if a Fund sells a security short, and that security's price goes up, the Fund will have to make up the margin on its open position (i.e., purchase more securities on the market to cover the position). It may be unable to do so and thus its position may not be closed out. There can be no assurance that the Fund will not incur significant losses in such a case.

     Selling securities short "against the box" entails many of the same risks and considerations described above. However, when a Fund sells short "against the box" it typically limits the amount of securities that the Fund has leveraged.

     STRIPPED SECURITIES

     Stripped securities are derivatives in which an instrument's coupon (or interest ) is separated from its corpus (or principal) and then are re-sold separately, usually as zero-coupon bonds. See generally "Descriptions of Permissible Investments--Derivatives." Because stripped securities are typically products of brokerage houses and the U.S. Government, there are many different types and variations. For example, separately traded interest and principal securities, or STRIPS, can be component parts of a U.S. Treasury security where the principal and interest components are traded independently through the Federal Book-Entry System. Stripped mortgage-backed securities, or SMBS, can also issued by the U.S. Government or an agency. TIGERS are Treasury securities stripped by brokers. See also "Descriptions of Permissible Investments--Zero-Coupon Securities."

     The Adviser will only purchase stripped securities for Money Market Funds where the securities have a remaining maturity of 397 days or less; therefore, the Money Market Funds may only purchase the interest component parts of U.S. Treasury securities.

     Key Considerations and Risks: If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recover its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recovered. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Trust's Board if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund's per share net asset value.

     SWAP CONTRACTS

     Swap agreements are derivative instruments. See generally "Descriptions of Permissible Investments--

Derivatives." They can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names, including interest rate, index, credit, equity, credit default and currency exchange rate swap agreements. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund's exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options.

     Key Considerations and Risks: Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield. Additionally, whether a Fund's use of swap contracts will be successful in furthering its investment objective will depend on the Adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. However, a Fund will closely monitor the credit of a swap contract counterparty in order to minimize this risk. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

     The Adviser does not believe that a Fund's obligations under swap contracts are senior securities and, accordingly, a Fund will not treat them as being subject to its borrowing restrictions.

     U.S. GOVERNMENT OBLIGATIONS

     U.S. Government obligations include securities that are issued or guaranteed by the United States Treasury, by various agencies of the U.S. Government, or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and FNMA.

     Because of their relative liquidity and high credit quality, U.S. Government obligations are often purchased by the Money Market Funds, and can in some instances, such as for Treasury Reserves, comprise almost all of their portfolios.

     Key Considerations and Risks: In the case of those U.S. Government obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment.

     VARIABLE- AND FLOATING-RATE INSTRUMENTS

     These types of securities have variable- or floating-rates of interest and, under certain limited circumstances, may have varying principal amounts. Unlike a fixed interest rate, a variable or floating interest rate is one that rises and falls based on the movement of an underlying index of interest rates. For example, many credit cards charge variable interest rates, based on a specific spread over the prime rate. Most home equity loans charge variable rates tied to the prime rate.

     Variable- and floating-rate instruments pay interest at rates that are adjusted periodically according to a specified formula; for example, some adjust daily and some adjust every six months. The variable- or floating-rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

     Key Considerations and Risks: In order to most effectively use these investments, the Adviser must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the Adviser incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable- or floating-rate obligations.

     WARRANTS AND RIGHTS

     A warrant is a type of security, usually issued together with a bond or preferred stock, that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common stock, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks. A warrant is usually issued as a sweetener in order to enhance the marketability of the accompanying fixed-income securities. Warrants are freely transferable and are traded on major exchanges. The prices of warrants do not necessarily correlate with the prices of the underlying securities and are, therefore, generally considered speculative investments.

     Key Considerations and Risks: The purchase of warrants involves the risk that the purchaser could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration, if any. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price, such as when there is no movement in the level of the underlying security.

     WHEN-ISSUED PURCHASES, DELAYED DELIVERY AND FORWARD COMMITMENTS

     A Fund may agree to purchase securities on a when-issued or delayed delivery basis or enter into a forward commitment to purchase securities. These types of securities are those for which the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). The payment obligation and, if applicable, the interest rate that will be received on the securities, are fixed at the time that the buyer enters into the commitment.

     A Fund will make commitments to purchase securities on a when-issued or delayed delivery basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss.

     The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the net asset value of a Fund starting on the date that the Fund agrees to purchase the securities. The Fund does not earn dividends on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets. Fluctuations in the value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

     Risks and Other Considerations: Investment in securities on a when-issued or delayed delivery basis may increase the Fund's exposure to market fluctuation and may increase the possibility that the Fund's shareholders will suffer adverse federal income tax consequences if the Fund must engage in portfolio transactions in order to honor a when-issued or delayed delivery commitment. In a delayed delivery transaction, the Fund relies on the other party to complete the transaction. If the transaction is not completed, the Fund may miss a price or yield considered to be advantageous.

     In delayed delivery transactions, delivery of the securities occurs beyond normal settlement periods, but a Fund would not pay for such securities or start earning interest on them until they are delivered. However, when a Fund purchases securities on such a delayed delivery basis, it immediately assumes the risk of ownership, including the risk of price fluctuation. Failure by a counterparty to deliver a security purchased on a delayed delivery basis may result in a loss or missed opportunity to make an alternative investment. Depending upon market conditions, a Fund's delayed delivery purchase commitments could cause its net asset value to be more volatile, because such securities may increase the amount by which the Fund's total assets, including the value of when-issued and delayed delivery securities held by the Fund, exceed its net assets.

     ZERO-COUPON, PAY-IN-KIND AND STEP-COUPON SECURITIES

     A zero-coupon security is one that makes no periodic interest payments but instead is sold at a deep discount from its face value. There are many different kinds of zero-coupon securities. The most commonly known is the zero-coupon bond, which either may be issued at a deep discount by a corporation or government entity or may be created by a brokerage firm when it strips the coupons off a bond and sells the bond of the note and the coupon separately. This technique is used frequently with U.S. Treasury bonds, and the zero-coupon issue is marketed under such names as CATS (Certificate of Accrual on Treasury Securities), TIGER (Treasury Investor Growth Receipt) or STRIPS (Separate Trading of Registered Interest and Principal of Securities). Zero-coupon bonds are also issued by municipalities. Buying a municipal zero-coupon bond frees its purchaser of the obligation to pay regular federal income tax on imputed interest, since the interest is exempt for regular federal income tax purposes. Zero-coupon certificates of deposit and zero-coupon mortgages also exist; they work on the same principle as zero-coupon bonds--the CD holder or mortgage holder receives face value at maturity, and no payments until then. See "Descriptions of Permissible Investments--Stripped Securities."

     Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

     Step-coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue.

     In general, owners of zero-coupon, step-coupon and pay-in-kind bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of these bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer, and are not required to act in concert with other holders of such bonds.

     Key Considerations and Risks: Generally, the market prices of zero-coupon, step-coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

     Because zero-coupon securities bear no interest, they are the most volatile of all fixed-income securities. Since zero-coupon bondholders do not receive interest payments, zero-coupon securities fall more dramatically than bonds paying out interest on a current basis when interest rates rise. However, when interest rates fall, zero-coupon securities rise more rapidly in value than full-coupon bonds, because the bonds have locked in a particular rate of reinvestment that becomes more attractive the further rates fall. The greater the number of years that a zero-coupon security has until maturity, the less an investor has to pay for it, and the more leverage is at work for the investor. For example, a bond maturing in 5 years may double in value, but one maturing in 25 years may increase in value 10 times, depending on the interest rate of the bond.

     OTHER CONSIDERATIONS

     TEMPORARY DEFENSIVE PURPOSES

     Each Fund may hold cash or money market instruments. It may invest in these securities without limit, when the Adviser: (i) believes that the market conditions are not favorable for profitable investing; (ii) is unable to locate favorable investment opportunities; or (iii) determines that a temporary defensive position is advisable or necessary in order to meet anticipated redemption requests, or for other reasons.

     When a Fund engages in such strategies, it may not achieve its investment objective.

     PORTFOLIO TURNOVER

     The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as "portfolio turnover." A Fund may engage in frequent and active trading of portfolio securities in order to achieve its investment objective. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in adverse tax consequences to a Fund's shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

     For each Fund's portfolio turnover rate, see the "Financial Highlights" in the prospectus for that Fund.

     The portfolio turnover rate for the Marsico International Opportunities Fund and the Marsico 21st Century Fund may be greater than most funds due to the investment style of the funds. Turnover rates for concentrated growth portfolios may be substantially impacted by market conditions. The portfolio turnover rate for the Small Cap Value Fund II was higher this year due to the generally volatile economy and the changing market environment, which caused the Adviser to reposition Fund holdings.

     DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

     The Board has adopted policies, and CMA has adopted policies and procedures, both with respect to the disclosure of the Funds' portfolio holdings by the Funds, CMA, or their affiliates. The Board has also adopted policies and procedures designed to ensure that disclosure of information regarding the Funds' portfolio securities is in the best interest of Fund shareholders. These procedures address the resolution of possible conflicts of interest of a Fund's shareholders, on the one hand, and those of CMA, a Fund's sub-adviser, distributor, or any affiliated person of a Fund, on the other. These policies provide that Fund portfolio holdings information generally may not be disclosed to any party prior to: (1) the business day next following the posting of such information on the Funds' website at www.columbiafunds.com, if applicable, or
(2) the business day next following the filing of the information with the SEC in a required filing. Certain limited exceptions that have been approved as part of the Funds' policies are described below. The Board will be updated as needed regarding the Funds' compliance with the policies, including information relating to any potential conflicts of interest between the interests of Fund shareholders and those of CMA and its affiliates. The Funds' policies prohibit CMA and the Funds' other service providers from entering into any agreement to disclose Fund portfolio holdings information in exchange for any form of consideration. These policies apply to disclosure of portfolio holding information to all categories of persons, including, without limitation, individual investors, institutional investors, intermediaries that distribute the Funds' shares, third-party service providers, rating and ranking organizations and affiliated persons of the Funds.

     PUBLIC DISCLOSURES

     The Funds' portfolio holdings are currently disclosed to the public through required filings with the SEC and on the Funds' website at www.columbiafunds.com. This information is produced currently quarterly on a fiscal year basis and is available on the Funds' website. The top ten holdings list also is provided quarterly in Fund descriptions that are included in the offering materials of variable annuity contracts and/or variable life insurance products.

     The Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of each Fund's fiscal year). Shareholders may obtain the Funds' Form N-CSR and N-Q filings on the SEC's website at www.sec.gov. In addition, the Funds' Form N-CSR and N-Q filings may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's website or the operation of the public room. A complete list of each Fund's holdings for each calendar quarter will be available on the Columbia Funds website at www.columbiafunds.com by clicking on the link relating to N-Q filings and will remain available on the linked website as part of the Trust's filings with the SEC.

     The scope of the information provided pursuant to the Funds' policies relating to each Fund's portfolio that is made available on the website may change from time to time without prior notice.

     The Funds, CMA or their affiliates may include portfolio holdings information that has already been made public through a web posting or SEC filing in marketing literature and other communications to shareholders, advisers or other parties, provided that the information is disclosed no earlier than the business day after the date the information is disclosed publicly.

     OTHER DISCLOSURES

     The Funds' policies provide that non-public disclosures of the Funds' portfolio holdings may be made if (1) the Funds have a legitimate business purpose for making such disclosure, (2) the Funds' chief executive officer authorizes such non-public disclosure of information, and (3) the party receiving the non-public information enters into a confidentiality agreement, and the receiving party is subject to a duty not to trade on the non-public information.

     In determining the existence of a legitimate business purpose, the following factors, and any additional relevant factors, are considered: (1) that any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of CMA; (2) any conflicts of interest between the interests of Fund shareholders, on the one hand, and those of CMA, CMDI or any affiliated person of the Fund on the other; and (3) that prior disclosure to a third party, although subject to a confidentiality agreement, would not make lawful conduct that is otherwise unlawful.

     In addition, the Funds' periodically disclose their portfolio information on a confidential basis to various service providers that require such information in order to assist the Funds with their day-to-day business affairs. In addition to CMA and its affiliates, these service providers include the Funds' sub-advisers, the Funds' independent registered public accounting firm, legal counsel, financial printers, the Fund's proxy solicitor, the Funds' proxy voting service provider, rating agencies that maintain ratings on certain Columbia Funds. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. The Funds may also disclose portfolio holdings information to broker/dealers and certain other entities in connection with potential transactions and management of the Fund, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

     The Funds currently have ongoing arrangements with certain approved recipients to disclose portfolio holdings information prior to their being made public. These special arrangements include the following:

                                                                              INDIVIDUAL OR
                                                                               CATEGORY OF
                                                                               INDIVIDUALS
                    COMPENSATION/          CONDITIONS/                           WHO MAY
   IDENTITY OF      CONSIDERATION    RESTRICTIONS ON USE OF    FREQUENCY OF     AUTHORIZE
    RECIPIENT          RECEIVED            INFORMATION          DISCLOSURE      DISCLOSURE
   -----------      -------------   ------------------------   ------------   -------------
Computershare            None       Use of portfolio           Periodically   Officers and
Trust Company,                      holdings information for                  Employees
N.A.                                reconciliation purposes.

Electra                  None       Use of portfolio           Daily          Chief
Information                         holdings information for                  Executive
Systems                             Columbia Multi-Advisor                    Officer
                                    International Equity
                                    Fund for trade
                                    reconciliation purposes.

FitchRatings             None       Use of portfolio           Weekly         Chief
                                    holdings information                      Executive
                                    solely for FitchRatings'                  Officer
                                    use in maintaining
                                    ratings on certain money
                                    market funds.

InvestorTools,           None       Access to holdings         Real time      Chief
Inc.                                granted solely for the                    Executive
                                    purpose of testing back                   Officer

                                    office conversion of
                                    trading systems.

Thomson Financial        None       Access to holdings         Real time      Chief
                                    granted solely for the                    Executive
                                    purpose of testing back                   Officer
                                    office conversion of
                                    trading systems.

UBS                      None       Access to holdings         Real time      Chief
                                    granted solely to enable                  Executive
                                    UBS to conduct due                        Officer
                                    diligence on funds as
                                    offered through its wrap
                                    program platform.

                             MANAGEMENT OF THE TRUST

     THE TRUSTEES AND OFFICERS

     The Board of the Trust oversees the Funds. All of the Trustees are "independent," meaning that they have no affiliation with Bank of America, its affiliates, or the Funds, apart from personal investments that most Trustees have made in certain of the Funds as private individuals. The Trustees are charged with the fiduciary duty of protecting shareholders interests when supervising and overseeing the management and operations of the Trust and have the responsibility of assuring that the Trust's Funds are managed in the best interests of shareholders. The following table provides basic information about the Trustees and the executive officers ("Officers") of the Trust as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each Trustee is: c/o Columbia Management Advisors, LLC, One Financial Center, Mail Stop MA5-515-11-05, Boston, MA 02111.

                                                                          NUMBER
                            TERM OF                                         OF
                            OFFICE                                         FUNDS
                              AND                                           IN
  NAME, YEAR OF BIRTH       LENGTH                                         FUND
 AND POSITION HELD WITH     OF TIME     PRINCIPAL OCCUPATION(S) DURING    COMPLEX    OTHER DIRECTORSHIPS HELD
       THE TRUST            SERVED           THE PAST FIVE YEARS         OVERSEEN           BY TRUSTEE
 ----------------------   ----------   -------------------------------   --------   -------------------------
                                    TRUSTEES

Edward J. Boudreau, Jr.   Indefinite   Managing Director - E.J.             79      None
(Born 1944)               term;        Boudreau & Associates
Trustee                   Trustee      (consulting), through current;
                          since
                          January
                          2005

William P. Carmichael     Indefinite   Retired                              79      Director - Cobra
(Born 1943)               term;                                                     Electronics Corporation
Trustee and Chairman of   Trustee                                                   (electronic equipment
the Board                 since                                                     manufacturer); Spectrum
                          1999                                                      Brands, Inc. (batteries);
                                                                                    Simmons Company
                                                                                    (bedding); and The Finish
                                                                                    Line (apparel)

William A. Hawkins        Indefinite   President, Retail Banking -          79      None
(Born 1942)               term;        IndyMac Bancorp, Inc., from
Trustee                   Trustee      September 1999 to August 2003
                          since
                          January
                          2005

R. Glenn Hilliard         Indefinite   Chairman and Chief Executive         79      Director - Conseco, Inc.
(Born 1943)               term;        Officer - Hilliard Group LLC                 (insurance) and Alea
Trustee                   Trustee      (investing and consulting),                  Group Holdings (Bermuda),
                          since        from April 2003 through                      Ltd. (insurance)
                          January      current; Chairman and Chief
                          2005         Executive Officer - ING
                                       Americas, from 1999 to April
                                       2003; and Non-Executive
                                       Chairman - Conseco, Inc.
                                       (insurance), from September
                                       2004 through current

Minor M. Shaw             Indefinite   President - Micco Corporation        79      Board Member - Piedmont
                                       and Mickel                                   Natural

                                                                          NUMBER
                            TERM OF                                         OF
                            OFFICE                                         FUNDS
                              AND                                           IN
  NAME, YEAR OF BIRTH       LENGTH                                         FUND
 AND POSITION HELD WITH     OF TIME     PRINCIPAL OCCUPATION(S) DURING    COMPLEX    OTHER DIRECTORSHIPS HELD
       THE TRUST            SERVED           THE PAST FIVE YEARS         OVERSEEN           BY TRUSTEE
 ----------------------   ----------   -------------------------------   --------   -------------------------
(Born 1947)               term;        Investment Group                             Gas
Trustee                   Trustee
                          since
                          2003

                                              YEAR
                                             FIRST
                                            ELECTED
                                              OR
  NAME, YEAR OF BIRTH      POSITION WITH   APPOINTED
      AND ADDRESS            THE TRUST     TO OFFICE     PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
  -------------------     --------------   ---------   -----------------------------------------------------
                                    OFFICERS

Christopher L. Wilson     President and       2004     Head of Mutual Funds since August 2004 and Managing
(Born 1957)               Chief                        Director of the Advisor since September 2005;
One Financial Center      Executive                    President and Chief Executive Officer, CDC IXIS
Boston, MA 02110          Officer                      Asset Management Services, Inc. from September 1998
                                                       to August 2004

James R. Bordewick, Jr.   Senior Vice         2006     Associate General Counsel, Bank of America, since
(Born 1959)               President,                   April 2005; Senior Vice President and Associate
One Financial Center      Secretary and                General Counsel, MFS Investment Management prior to
Boston, MA 02110          Chief Legal                  April 2005
                          Officer

J. Kevin Connaughton      Senior Vice         2004     Managing Director of the Advisor since February 1998
(Born 1964)               President,
One Financial Center      Chief
Boston, MA 02110          Financial
                          Officer and
                          Treasurer

Mary Joan Hoene           Senior Vice         2004     Senior Vice President and Chief Compliance Officer
(Born 1949)               President and                of various funds in the Columbia Funds Complex;
100 Federal Street        Chief                        Partner, Carter, Ledyard & Milburn LLP (law firm)
Boston, MA 02110          Compliance                   from January 2001 to August 2004
                          Officer

Michael G. Clarke         Chief               2004     Managing Director of the Advisor since February 2001
(Born 1969)               Accounting
One Financial Center      Officer and
Boston, MA 02110          Assistant
                          Treasurer

Stephen T. Welsh          Vice President      2004     President, Columbia Management Services, Inc. since
(Born 1957)                                            July 2004; Senior Vice President and Controller,
One Financial Center                                   Columbia Management Services, Inc. prior to July 2004
Boston, MA 02110

Jeffrey R. Coleman        Deputy              2004     Group Operations Manager of the Advisor since
(Born 1969)               Treasurer                    October 2004; Vice President of CDC IXIS Asset
One Financial Center                                   Management Services, Inc. from August 2000 to
Boston, MA 02110                                       September 2004

Joseph F. DiMaria         Deputy              2005     Senior Compliance Manager of the Advisor since
(Born 1968)               Treasurer                    January 2005; Director of Trustee Administration of
One Financial Center                                   the Advisor from May 2003 to January 2005; Senior
Boston, MA 02110                                       Audit Manager, PwC (independent registered
                                                       accounting firm) from July 2000 to April 2003

Ty S. Edwards             Deputy              2005     Vice President of the Advisor since 2002; Assistant
(Born 1966)               Treasurer                    Vice President and Director, State Street
One Financial Center                                   Corporation (financial services) prior to 2002
Boston, MA 02110

Barry S. Vallan           Controller          2006     Vice President - Fund Treasury of the Advisor since
(Born 1969)                                            October 2004: Vice President - Trustee Reporting
One Financial Center                                   from April 2002 to October 2004; Management
Boston, MA 02110                                       Consultant, PwC prior to 2002

Peter T. Fariel           Assistant           2006     Associate General Counsel, Bank of America since
(Born 1957)               Secretary                    April 2005; Partner, Goodwin Procter LLP (law firm)
One Financial Center                                   prior to April 2005

                                              YEAR
                                             FIRST
                                            ELECTED
                                              OR
  NAME, YEAR OF BIRTH      POSITION WITH   APPOINTED
      AND ADDRESS            THE TRUST     TO OFFICE     PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
  -------------------     --------------   ---------   -----------------------------------------------------
Boston, MA 02110

Ryan C. Larrenaga         Assistant           2006     Assistant General Counsel, Bank of America since
(Born 1970)               Secretary                    March 2005; Associate Ropes & Gray LLP (law firm)
One Financial Center                                   from 1998 to February 2005
Boston, MA 02110

Barry S. Finkle           Assistant           2005     Senior Manager and Head of Fund Performance of the
(Born 1965)               Treasurer                    Advisor since January 2001
One Financial Center
Boston, MA 02110

Kathryn Dwyer-Thompson    Assistant           2006     Vice President, Mutual Fund Accounting Oversight of
(Born 1967)               Treasurer                    the Advisor since December 2004; Vice President,
One Financial Center                                   State Street Corporation (financial services) prior
Boston, MA 02111                                       to December 2004.

Marybeth C. Pilat         Assistant           2006     Vice President, Mutual Fund Valuation of the Advisor
(Born 1968)               Treasurer                    since January 2006; Vice President, Mutual Fund
One Financial Center                                   Accounting Oversight of the Advisor prior to January
Boston, MA 02111                                       2006.

Philip N. Prefontaine     Assistant           2006     Vice President, Mutual Fund Reporting of the Advisor
(Born 1948)               Treasurer                    since November 2004; Assistant Vice President of CDC
One Financial Center                                   IXIS Asset Management Services, Inc. (investment
Boston, MA 02111                                       management) prior to November 2004.

Keith E. Stone (Born      Assistant           2006     Vice President, Trustee Reporting of the Advisor
1974)                     Treasurer                    since September 2003; Manager, Investors Bank &
One Financial Center                                   Trust Company (financial services) from December
Boston, MA 02111                                       2002 to September 2003; Audit Senior, Deloitte &
                                                       Touche, LLP prior to December 2002.

Julian Quero              Assistant           2006     Senior Compliance Manager of the Advisor since April
(Born 1967)               Treasurer                    2002; Assistant Vice President of Taxes and
One Financial Center                                   Distributions of the Advisor from 2001 to April 2002
Boston, MA 02110

     BOARD COMMITTEES

     The Trust has an Audit Committee, a Governance Committee and an Investment Committee.

     The function of each Audit Committee is oversight. Management (which generally means the appropriate officers of a Company, and a Fund's investment adviser(s), administrator(s) and other key service providers (other than the independent auditors)) is primarily responsible for the preparation the financial statements of each Fund, and the independent auditors are responsible for auditing those financial statements. Management is also responsible for maintaining appropriate systems for accounting and "internal controls over financial reporting" (as such term is defined in Rule 30a-3 under the 1940 Act), and the independent auditors are primarily responsible for considering such internal controls over financial reporting in connection with their financial statement audits. While each Audit Committee has the duties and powers set forth in the Audit Committee charter, each Audit Committee is not responsible for planning or conducting any Fund audit or for determining whether a Fund's financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

     The Audit Committee has, among other things, specific power and responsibility to: i) oversee its Funds' accounting and financial reporting processes and practices, its internal controls over financial reporting and, as appropriate, the internal controls over financial reporting of key service providers; ii) approve, and recommend to the full Board for its approval in accordance with applicable law, the selection and appointment of an independent auditor for each Fund prior to the engagement of such independent auditor; iii) pre-approve all audit and non-audit services provided to each Fund by its independent auditor, directly or by establishing pre-approval policies and procedures pursuant to which such services may be rendered, provided however, that the policies and procedures are detailed as to the particular service and the Audit Committee is informed of each service, and such policies do not include the delegation to management of the Audit Committee's responsibilities under the Securities Exchange Act of 1934 or applicable rules or listing requirements; and iv) pre-approve all non-audit services provided by a Fund's independent auditor to the Fund's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. Each Trustee is a member of the Audit Committee. The Audit Committee members are all not "interested" persons (as defined in the 1940 Act). The Audit Committee met 5 times in 2005.

     The primary responsibilities of the Governance Committee include, as set forth in its charter: i) nominating Independent Trustees; ii) addressing matters relating to compensation of Trustees who are not current directors, officers or employees of a Fund's investment adviser or sub-adviser or any control affiliate thereof ("Unaffiliated Trustees"), including deferred compensation and retirement policies; and iii) evaluating each Board and its committee structure as often as it deems necessary or desirable to determine whether each is functioning effectively. Each Governance Committee shall determine the nature of the evaluation and its role therein in its sole discretion. Each Trustee is a member of the Governance Committee. The Governance Committee met 4 times in 2005.

     The primary responsibilities of the Investment Committee are, as set forth in its charter, to assist the Board in carrying out its oversight responsibilities in specific areas of investment management, both by acting as liaison between the full Board and the Adviser on investment matters, and by acting on behalf of the Board, on an interim basis, on investment issues in non-recurring or extraordinary circumstances when it is impractical to convene a meeting of the full Board. In carrying out these general responsibilities, the Investment Committee assists the Board in connection with issues relating to: the investment policies and procedures adopted for the Funds; appropriate performance benchmarks and other comparative issues; portfolio management staffing and other personnel issues of the Adviser; investment related compliance issues; possible exemptive applications or other relief necessary or appropriate with respect to investment matters; and other investment related matters referred from time to time to the Committee by the full Board. The Committee reports its activities to the full Board on a regular basis and is responsible for making such recommendations with respect to the matters described above and other matters as the Committee may deem necessary or appropriate. Each Trustee is a member of the Investment Committee. The Investment Committee met 5 times in 2005.

     BOARD COMPENSATION

     Trustees are compensated for their services to the Columbia Funds Family on a complex-wide basis, and not on a per registered investment company or per fund basis, as follows:

Base Compensation

Base Retainer Fee..................   $75,000 per year

In-Person Meeting Fee..............   $7,000 per meeting (paid on a per meeting
                                      basis, even if meeting occurs over
                                      multiple days)

Telephonic Meeting Fee.............   $1,000 per meeting

Audit Committee Meeting Fee........   $1,000 per meeting (if not held in
                                      connection with a regularly scheduled
                                      Board meeting)

Governance Committee Meeting Fee...   $1,000 per meeting (if not held in
                                      connection with a regularly scheduled
                                      Board meeting)

Investment Committee Meeting Fee...   $1,000 per meeting (if not held in
                                      connection with a regularly scheduled
                                      Board meeting)

Additional Compensation

Chairman...........................   25% of the combined total of the base
                                      retainer fee and all meeting fees

Audit Committee Chairman...........   10% of the combined total of the base
                                      retainer fee and all meeting fees

Governance Committee Chairman......   10% of the combined total of the base
                                      retainer fee and all meeting fees

Investment Committee Chairman......   10% of the combined total of the base
                                      retainer fee and all meeting fees

           Compensation Table for the Fiscal Year Ended March 31, 2006

                                              Total Compensation
                              Aggregate        from the Columbia
                          Compensation from   Funds Complex Paid
Name of Trustee              the Trust(1)     to Directors(2)(3)
---------------           -----------------   ------------------
Edward J. Boudreau, Jr.        $110,099            $146,700
William P. Carmichael           125,719             167,500
Minor M. Shaw                   109,275             145,600
R. Glenn Hilliard                99,827             133,000
William A. Hawkins              110,099             146,700

----------
(1) All Trustees receive reasonable reimbursements for expenses related to their attendance at meetings of the Board. Except to the extent that William P. Carmichael, as Chairman of the Boards, can be deemed to be an officer of the Trust, no officer of any Trust receives direct remuneration from such Trust for serving in such capacities.

(2) The Trustees received compensation from three investment companies that are deemed to be part of the Columbia Funds "fund complex," as that term is defined under Item 12 of Form N-1A: the Trust, CVIT I and CMIT.

(3) Total compensation amounts include deferred compensation payable to or accrued to the following Trustees: Edward J. Boudreau, Jr. -- $59,419; William P. Carmichael -- $151,431; Minor M. Shaw -- $65,814; and R. Glenn Hilliard -- $120,241.

     COLUMBIA FUNDS DEFERRED COMPENSATION PLAN

     Under the terms of the Columbia Funds Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan"), each Trustee may elect, on an annual basis, to defer all or any portion of the annual board fees (including the annual retainer and all attendance fees) payable to the Trustee for that calendar year. An application was submitted to and approved by the SEC to permit deferring Trustees to elect to tie the rate of return on fees deferred pursuant to the Deferred Compensation Plan to one or more of certain investment portfolios of certain Funds. Distributions from the deferring Trustees' deferral accounts will be paid in cash, in generally equal quarterly installments over a period up to ten years beginning on the first day of the first calendar quarter following the later of the quarter in which the Trustee attains age 65 or the quarter in which the Trustee terminates service as Trustee of the Funds. The Board, in its sole discretion, may accelerate or extend such payments after a Trustee's termination of service. If a deferring Trustee dies prior to the commencement of the distribution of amounts in his deferral account, the balance of the deferral account will be distributed to his designated beneficiary in a lump sum as soon as practicable after the Trustee's death. If a deferring Trustee dies after the commencement of such distribution, but prior to the complete distribution of his deferral account, the balance of the amounts credited to his deferral account will be distributed to his designated beneficiary over the remaining period during which such amounts were distributable to the Trustee. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way and deferring Trustees have the status of unsecured creditors of the Trust.

     BENEFICIAL EQUITY OWNERSHIP INFORMATION

     As of the date of this SAI, Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust.

     The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: A = $0; B = $1-$10,000; C = $10,001-$50,000; D =
$50,001-$100,000; and E = over $100,000.

                    Beneficial Equity Ownership in Funds and
           Columbia Funds Family Calendar Year Ended December 31, 2005

                                                    AGGREGATE DOLLAR RANGE
                          DOLLAR RANGE OF EQUITY   OF EQUITY SECURITIES OF
TRUSTEE                    SECURITIES OF A FUND     COLUMBIA FUNDS FAMILY
-------                   ----------------------   -----------------------
Edward J. Boudreau, Jr.                                       E
William P. Carmichael                                         E
William A. Hawkins                                            E
R. Glenn Hilliard                                             E
Minor M. Shaw                                                 E

     CODES OF ETHICS

     The Trust, each Adviser and CMD have adopted a Code of Ethics which contains policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These Codes of Ethics substantially comply in all material respects with recently amended Rule 17j-1 under the 1940 Act, which, among other things, provides that the Board must review each Code of Ethics at least annually.

     The Codes of Ethics, among other things, prohibit each access person from purchasing or selling securities when such person knows or should have known that, at the time of the transaction, the security (i) was being considered for purchase or sale by a Fund, or (ii) was being purchased or sold by a Fund. For purposes of the Codes of Ethics, an access person means (i) a director or officer of the Trust, (ii) any employee of the Trust (or any company in a control relationship with the Trust) who, in the course of his/her regular duties, obtains information about, or makes recommendations with respect to, the purchase or sale of securities by the Trust, and (iii) any natural person in a control relationship with the Trust who obtains information concerning recommendations made to the Trust regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions, including a requirement that they disgorge to the Trust any profits realized on short-term trading (i.e., the purchase/sale or sale/purchase of securities within any 60-day period). The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the Codes of Ethics generally require access persons, other than Independent Trustees, to submit reports to the Trust's designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The Codes of Ethics for the Trust, Advisers and CMD are on public file with, and are available from, the SEC.

                      PROXY VOTING POLICIES AND PROCEDURES

     For a copy of the Adviser and Sub-Adviser policies and procedures that are used to determine how to vote proxies relating to portfolio securities held by the Funds (except the Money Market Funds), see Appendix E to this SAI.

     Information regarding how the Funds (except certain Funds that do not invest in voting securities) voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available by August 31 of this year free of charge: (1) through the Funds' website at www.columbiafunds.com; and (2) on the SEC's website at www.sec.gov.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of July 21, 2006, Bank of America, N.A., One Bank of America Plaza, Charlotte, NC 28255, a wholly-owned subsidiary of Bank of America Corporation, may be deemed a "control person" (as that term is defined in the 1940 Act) of those Funds it is deemed to beneficially own greater than 25% of the outstanding shares by virtue of its fiduciary or trust roles. As of July 21, 2005, the Trustees and Officers of the Trust as a group owned less than 1% of each class of shares of each Fund.

     As of July 21, 2005, the name, address and percentage of ownership of each person who may be deemed to be a principal holder (i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund's outstanding shares) are shown in Appendix D to this SAI.

                     INVESTMENT ADVISORY AND OTHER SERVICES

     INVESTMENT ADVISER AND SUB-ADVISERS

     CMA (formerly known as Banc of America Capital Management, LLC or BACAP) is the investment adviser to the Funds. CMA is a wholly-owned subsidiary of Columbia Management Group, LLC, which in turn is a wholly-owned subsidiary of Bank of America, which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. The principal offices of CMA are located at 100 Federal Street, Boston MA 02110.

     Marsico Capital is located at 1200 17th Street, Suite 1600, Denver, CO 80202. Marsico Capital was organized in September 1997 as a registered investment adviser and became a wholly owned indirect subsidiary of Bank of America in January 2001. Marsico Capital provides investment management services to other mutual funds and private accounts and, as of December 31, 2004, had approximately $44 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of Marsico Capital. Marsico Capital is the investment sub-adviser to: Columbia Marsico Focused Equities Master Portfolio; Columbia Marsico Growth Master Portfolio; Columbia Marsico 21st Century Master Portfolio; Columbia Marsico Mid Cap Growth Fund; Columbia Marsico International Opportunities Master Portfolio; and Columbia Multi-Advisor International Equity Master Portfolio.

     Causeway is co-investment sub-adviser to approximately half of the assets of the Multi-Advisor International Equity Master Portfolio. Causeway is a registered investment adviser with approximately $16.158 billion in assets under management as of June 30, 2006. Causeway has its principal offices at 11111 Santa Monica Boulevard, Suite 1550, Los Angeles, CA 90025.

     Brandes is the investment sub-adviser to Global Value Fund and International Value Master Portfolio. Brandes Investment Partners, LLC is 100% beneficially owned either directly or indirectly, by senior professionals of the firm. The principal offices of Brandes are located at 11988 El Camino Real, Suite 500, San Diego, California 92130.

     MacKay Shields is the investment sub-adviser to the Columbia High Income Master Portfolio. MacKay Shields is located at 9 West 57th Street, New York, NY 10019.

     PORTFOLIO MANAGERS

     Other Accounts Managed by Portfolio Managers

     The following table shows the number and assets of other investment accounts (or portions of investment accounts) that each Fund's portfolio managers managed as of each Fund's fiscal year-end.

                              OTHER SEC-REGISTERED OPEN     OTHER POOLED INVESTMENT
                              -END AND CLOSED-END FUNDS            VEHICLES                  OTHER ACCOUNTS
                             --------------------------   --------------------------   --------------------------
                             Number of                    Number of                    Number of
     PORTFOLIO MANAGER        accounts       Assets        accounts       Assets        accounts       Assets
     -----------------       ---------   --------------   ---------   --------------   ---------   --------------
    Leonard A. Aplet(1)          10      $2.942 billion        9      $1.73 billion        125     $7.67 billion
    Leonard A. Aplet(2)          10      $1.732 billion        9      $1.73 billion        125     $7.67 billion
    Leonard A. Aplet(3)          10       $2.05 billion        9      $1.73 billion        125     $7.67 billion
    Leonard A. Aplet(4)          10      $2.911 billion        9      $1.73 billion        125     $7.67 billion
    Paul J. Berlinguet            3       $1.86 billion        1       $370 million         22      $677 million
     Glenn R. Carlson            11      $11.18 billion       56      $12.34 billion      9057     $83.81 billion
   Kimberly A. Campbell           3      $2.065 million        0            N/A             12      $800 million
      Daniel H. Cole              8       $975 million         1       $21 million          10      $291 million
  Keith Colestock (old
         brandes)
    Brian M. Condon(5)            1       $97 million          2       $354 million        574     $1.239 billion

                              OTHER SEC-REGISTERED OPEN     OTHER POOLED INVESTMENT
                              -END AND CLOSED-END FUNDS            VEHICLES                  OTHER ACCOUNTS
                             --------------------------   --------------------------   --------------------------
                             Number of                    Number of                    Number of
     PORTFOLIO MANAGER        accounts       Assets        accounts       Assets        accounts       Assets
     -----------------       ---------   --------------   ---------   --------------   ---------   --------------
      Kevin L. Cronk             13       $8.38 billion       10      $1.135 billion         5      $420 million
   Richard R. Cutts(6)           10      $2.942 billion        9      $1.73 billion        116      $7.67 billion
   Richard R. Cutts(7)           10      $1.732 billion        9      $1.73 billion        116      $7.67 billion
   Richard R. Cutts(8)           10      $2.911 billion        9      $1.73 billion        116      $7.67 billion
   Richard E. Dahlberg            2       $1.0 billion         0            N/A            118      $957 million
    Daniele M. Donahoe            8       $973 million         1       $21 million           6      $289 million
      James A. Doyle              3      $5.376 billion        7      $1.692 billion        68     $7.939 billion
   Brian Drainville(9)            2       $682 million        13       $3.4 billion         68      $2.3 billion
   Brian Drainville(10)           2       $868 million        13       $3.4 billion         68      $2.3 billion
   Brian Drainville(11)           2      $1.422 billion       13       $3.4 billion         68      $2.3 billion
     Kevin V. Durkin              3      $5.376 billion        7      $1.692 billion        62     $7.938 billion
     Douglas C. Edman             7       $10.8 billion       35      $11.08 billion      7696     $77.99 billion
     Jonathan P. Eng              3      $5.376 billion        7      $1.692 billion        63     $7.938 billion
   Lori J. Ensinger(12)          12       $3.4 billion         2       $566 million       3748      $3.5 billion
   Lori J. Ensinger(13)          12       $4.6 billion         2       $566 million       3748      $3.5 billion
  James G. Gendelman(14)         14      $4.217 billion        0            N/A              5      $362 million
  James G. Gendelman(15)         14      $5.203 billion        0            N/A              5      $362 million
 Corydon J. Gilchrist(16)         4      $1.272 billion        0            N/A              3      $968 million
 Corydon J. Gilchrist(17)         4      $1.857 billion        0            N/A              3      $968 million
      Jarl Ginsberg               0            N/A             0            N/A             17       $10 million
    Harry W. Hartford             3      $5.376 billion        7      $1.692 billion        68     $7.947 billion
   David J. Hoffman(18)          13       $4.1 billion         2       $566 million       3761      $3.5 billion
   David J. Hoffman(19)          13       $5.3 billion         2       $566 million       3761      $3.5 billion
         Yan Jin                  2       $25 million          0            N/A              2     $150 thousand
    Sarah H. Ketterer             3      $5.376 billion        7      $1.692 billion        64     $7.938 billion
  Vikram J. Kuriyan(20)          19      $10.31 billion       40      $4.04 billion        124      $8.90 billion
  Vikram J. Kuriyan(21)          19       $8.02 billion       40      $4.04 billion        124      $8.90 billion
  Vikram J. Kuriyan(22)          19       $8.38 billion       40      $4.04 billion        124      $8.90 billion
  Vikram J. Kuriyan(23)          19       $8.82 billion       40      $4.04 billion        124      $8.90 billion
  Vikram J. Kuriyan(24)          19       $9.98 billion       40      $4.04 billion        124      $8.90 billion
  Vikram J. Kuriyan(25)          19       $9.93 billion       40      $4.04 billion        124      $8.90 billion
  Vikram J. Kuriyan(26)          19       $9.6 billion        40      $4.04 billion        124      $8.90 billion
  Vikram J. Kuriyan(27)          19      $10.26 billion       40      $4.04 billion        124      $8.90 billion
  Vikram J. Kuriyan(28)          19      $10.45 billion       40      $4.04 billion        124      $8.90 billion
  Vikram J. Kuriyan(29)          19      $10.48 billion       40      $4.04 billion        124      $8.90 billion
  Vikram J. Kuriyan(30)          19      $10.47 billion       40      $4.04 billion        124      $8.90 billion
  Vikram J. Kuriyan(31)          19      $10.46 billion       40      $4.04 billion        124      $8.90 billion
    Thomas A. LaPointe           13      $8.38 billion        10      $1.135 billion         6      $420 million
      Craig Leopold               0            N/A             2       $354 million        564     $1.238 billion
      Kelly Mainelli              9       $18 billion          0            N/A              2      $225 thousand
     George P. Maris              0            N/A             2       $354 million        573     $1.238 billion
  Thomas F. Marsico(32)          37      $27.4 billion        14      $1.94 billion        200      $26.1 billion
  Thomas F. Marsico(33)          37      $27.2 billion        14      $1.94 billion        200      $26.1 billion
Robert K. McConnaughey(34)        1       $686 million         2       $354 million        570     $1.317 billion

                          OTHER SEC-REGISTERED OPEN-     OTHER POOLED INVESTMENT
                           END AND CLOSED-END FUNDS             VEHICLES                  OTHER ACCOUNTS
                          --------------------------   --------------------------   --------------------------
                          Number of                    Number of                    Number of
   PORTFOLIO MANAGER       accounts       Assets        accounts       Assets        accounts       Assets
   -----------------      ---------   --------------   ---------   --------------   ---------   --------------
    Colin Moore(35)            1      $1.615 billion        2       $354 million        565     $1.24 billion
   Jon Michael Morgan          8       $975 million         1        $21 million          7      $289 million
    Amelia M. Morris          11      $11.18 billion       56      $12.34 billion      9124     $83.81 billion
  Wendy E. Norman(36)          1       $132 million         0           N/A               2      $565 million
  Wendy E. Norman(37)          1       $125 million         0           N/A               2      $565 million
  Wendy E. Norman(38)          1       $188 million         0           N/A               2      $565 million
  Wendy E. Norman(39)          1       $168 million         0           N/A               2      $565 million
  Wendy E. Norman(40)          1       $191 million         0           N/A               2      $565 million
  Wendy E. Norman(41)          1       $195 million         0           N/A               2      $565 million
  Wendy E. Norman(42)          1       $324 million         0           N/A               2      $565 million
   Laura A. Ostrander          3       $1.8 billion         0           N/A               8     $867 thousand
     Edward Y. Paik            1       $370 million         0           N/A              30      $36 million
    Ann T. Peterson            2       $1.1 billion         0           N/A               3     $600 thousand
  Noah J. Petrucci(43)        12       $3.4 billion         2       $566 million       3747      $3.5 billion
  Noah J. Petrucci(44)        12       $4.6 billion         2       $566 million       3747      $3.5 billion
  J. Matthew Philo(45)         3      $5.77 billion         1       $287 million         44     $9.09 billion
   William Pickering          11      $11.18 billion       56      $12.34 billion      9124     $83.81 billion
   Susan A. Sanderson          2       $2.5 billion         2       $721 million
     Peter Santoro             0           N/A              2       $354 million        565     $1.238 billion
 Marie M. Schofield(46)        3      $3.275 billion        1        $26 million         13      $161 million
 Maria M. Schofield(47)        3      $4.767 billion        1        $26 million         13      $161 million
 Maria M. Schofield(48)        3      $3.508 billion        1        $26 million         13      $161 million
   Clifford D. Siverd          8       $975 million         1        $21 million         13      $290 million
   Diane L. Sobin(49)         12       $3.4 billion         2       $566 million       3756      $3.5 billion
   Diane L. Sobin(50)         12       $4.6 billion         2       $566 million       3756      $3.5 billion
Christian K. Stadlinger        0           N/A              0           N/A              18      $10 million
     Brent V. Woods           11      $11.18 billion       56      $12.23 billion      9124     $83.81 billion
   Yanfang (Emma) Yan          2       $25 million          0           N/A              12      $2.5 million

1   "Other SEC-registered open-end and closed-end funds" represents funds other than Columbia Asset Allocation Fund II

2   "Other SEC-registered open-end and closed-end funds" represents funds other than Columbia Short Term Bond Fund

3   "Other SEC-registered open-end and closed-end funds" represents funds other than Columbia Total Return Bond Fund

4   "Other SEC-registered open-end and closed-end funds" represents funds other than Columbia Mortgage-and Asset-Backed Portfolio

5   "Other SEC-registered open-end and closed-end funds" represents funds other than Columbia Large Cap Core Fund

6   "Other SEC-registered open-end and closed-end funds" represents funds other than Columbia Asset Allocation Fund II

7   "Other SEC-registered open-end and closed-end funds" represents funds other than Columbia Short Term Bond Fund

8   "Other SEC-registered open-end and closed-end funds" represents funds other than Columbia Mortgage-and Asset-Backed Portfolio

9   "Other SEC-registered open-end and closed-end funds" represents funds other than Columbia Intermediate Core Bond Portfolio

10 "Other SEC-registered open-end and closed-end funds" represents funds other than Columbia Total Return Bond Portfolio

11 "Other SEC-registered open-end and closed-end funds" represents funds other than Columbia Corporate Bond portfolio

12 "Other SEC-registered open-end and closed-end funds" represents funds other than Columbia Large Cap Value Fund

13 "Other SEC-registered open-end and closed-end funds" represents funds other than Columbia Mid Cap Value Fund

14 "Other SEC-registered open-end and closed-end funds" represents funds other than Columbia Marsico International Opportunities Fund

15 "Other SEC-registered open-end and closed-end funds" represents funds other than Columbia Multi-Advisor International Equity Fund

16 "Other SEC-registered open-end and closed-end funds" represents funds other than Columbia Marsico 21st Century Fund. One of the "other Accounts" is a wrap fee platform, which includes 3,865 underlying clients with total assets of approximately $960 million.

17 "Other SEC-registered open-end and closed-end funds" represents funds other than Columbia Marsico Mid Cap Growth Fund. One of the "Other Accounts" is a wrap fee platform, which includes 3,865 underlying clients with total assets of approximately $960 million.

18 "Other SEC-registered open-end and closed-end funds" represents funds other than Columbia Large Cap Value Fund

19 "Other SEC-registered open-end and closed-end funds" represents funds other than Columbia Mid Cap Value Fund

20 "Other SEC-registered open-end and closed-end funds" represents funds other than Columbia Asset Allocation Fund II

21 "Other SEC-registered open-end and closed-end funds" represents funds other than Columbia Large Cap Index Fund

22 "Other SEC-registered open-end and closed-end funds" represents funds other than Columbia Mid Cap Index Fund

23 "Other SEC-registered open-end and closed-end funds" represents funds other than Columbia Small Cap Index Fund

24 "Other SEC-registered open-end and closed-end funds" represents funds other than Columbia Large Cap Enhanced Core Fund

25 "Other SEC-registered open-end and closed-end funds" represents funds other than Columbia LifeGoal Growth Portfolio

26 "Other SEC-registered open-end and closed-end funds" represents funds other than Columbia LifeGoal Balanced Growth Portfolio

27 "Other SEC-registered open-end and closed-end funds" represents funds other than Columbia LifeGoal Income and Growth Portfolio

28 "Other SEC-registered open-end and closed-end funds" represents funds other than Columbia LifeGoal Income Portfolio

29 "Other SEC-registered open-end and closed-end funds" represents funds other than Columbia Masters Global Equity Portfolio

30 "Other SEC-registered open-end and closed-end funds" represents funds other than Columbia Masters International Equity Portfolio

31 "Other SEC-registered open-end and closed-end funds" represents funds other than Columbia Masters Heritage Portfolio

32 "Other SEC-registered open-end and closed-end funds" represents funds other than Columbia Marsico Focused Equities Fund. One of the "Other Accounts" is a wrap fee platform, which includes 29,924 underlying clients with total assets of approximately $11.353 billion

33 "Other SEC-registered open-end and closed-end funds" represents funds other than Columbia Marsico Growth Fund. One of the "Other Accounts" is a wrap fee platform, which includes 29,924 underlying clients with total assets of approximately $11.353 billion

34 "Other SEC-registered open-end and closed-end funds" represents funds other than Columbia Large Cap Core Fund

35 "Other SEC-registered open-end and closed-end funds" represents funds other than Columbia Large Cap Core Fund

36 "Other SEC-registered open-end and closed-end funds" represents funds other than Columbia California Intermediate Municipal Bond Fund

37 "Other SEC-registered open-end and closed-end funds" represents funds other than Columbia Georgia Intermediate Municipal Bond Fund

38 "Other SEC-registered open-end and closed-end funds" represents funds other than Columbia Maryland Intermediate Municipal Bond Fund

39 "Other SEC-registered open-end and closed-end funds" represents funds other than Columbia North Carolina Intermediate Municipal Bond Fund

40 "Other SEC-registered open-end and closed-end funds" represents funds other than Columbia South Caroline Intermediate Municipal Bond Fund

41 "Other SEC-registered open-end and closed-end funds" represents funds other than Columbia Texas Intermediate Municipal Bond Fund

42 "Other SEC-registered open-end and closed-end funds" represents funds other than Columbia Virginia Intermediate Municipal Bond Fund

43 "Other SEC-registered open-end and closed-end funds" represents funds other than Columbia Large Cap Value Fund

44 "Other SEC-registered open-end and closed-end funds" represents funds other than Columbia Mid Cap Value Fund

45 "Other SEC-registered open-end and closed-end funds" represents funds other than Columbia High Income Fund and the Columbia High Yield Fund

46 "Other SEC-registered open-end and closed-end funds" represents funds other than Columbia Total Return Bond Fund

47 "Other SEC-registered open-end and closed-end funds" represents funds other than Columbia Income Fund

48 "Other SEC-registered open-end and closed-end funds" represents funds other than Columbia Intermediate Bond Fund

49 "Other SEC-registered open-end and closed-end funds" represents funds other than Columbia Large Cap Value Fund

50 "Other SEC-registered open-end and closed-end funds" represents funds other than Columbia Mid Cap Value Fund

ACCOUNTS AND ASSETS FOR WHICH ADVISORY FEE IS BASED ON PERFORMANCE

                     OTHER SEC-REGISTERED OPEN-     OTHER POOLED INVESTMENT
                      END AND CLOSED-END FUNDS             VEHICLES                  OTHER ACCOUNTS
                     --------------------------   --------------------------   --------------------------
                     Number of                    Number of                    Number of
PORTFOLIO MANAGER     accounts       Assets        accounts       Assets        accounts       Assets
-----------------    ---------   --------------   ---------   --------------   ---------   --------------
 Glenn R. Carlson                                                                  20      $10.88 billion
  Kevin L. Cronk          0            N/A            4        $843 million         0           N/A
  James A. Doyle          0            N/A            0             N/A             2       $663 million
 Kevin V. Durkin          0            N/A            0             N/A             2       $663 million
 Douglas C. Edman                                                                  17      $10.11 billion
 Jonathan P. Eng          0            N/A            0             N/A             2       $663 million
Harry W. Hartford         0            N/A            0             N/A             2       $663 million
Sarah H. Ketterer         0            N/A            0             N/A             2       $663 million
Vikram J. Kuriyan         0            N/A            0             N/A             2       $30 million
Thomas A. LaPointe        0            N/A            4        $843 million         0           N/A
  Kelly Mainelli          0            N/A            0             N/A             9       $1.5 billion
 Amelia M. Morris                                                                  20      $10.88 billion
William Pickering                                                                  20      $10.88 billion
  Brent V. Woods                                                                   20      $10.88 billion

     Ownership of Securities

     The table below shows the dollar ranges of shares of each Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended) by the portfolio managers listed above at the end of each Fund's most recent fiscal year:

                                               Dollar Range of Equity Securities
              Portfolio Manager                  in the Fund Beneficially Owned
              -----------------                ---------------------------------
              Leonard A. Aplet
     Columbia Asset Allocation Fund II                 $               0
       Columbia Short Term Bond Fund                   $100,001-$500,000
      Columbia Total Return Bond Fund                  $       1-$10,000
Columbia Mortgage-and Asset-Backed Portfolio           $               0
             Paul J. Berlinguet                        $               0
            Kimberly A. Campbell                       $               0
              Glenn R. Carlson
               Daniel H. Cole                          $100,000-$500,000
              Keith Colestock
              Brian M. Condon

         Columbia Large Cap Core Fund               $50,000-$100,000
          Columbia World Equity Fund                $50,000-$100,000
                Kevin L. Cronk                             $0
               Richard R. Cutts
       Columbia Asset Allocation Fund II                   $0
         Columbia Short Term Bond Fund              $100,001-$500,000
 Columbia Mortgage-and Asset-Backed Portfolio              $0
              Richard E. Dahlberg                          $0
              Daniele M. Donahoe                           $0
                James A. Doyle                             $0
               Brian Drainville                            $0
                Kevin V. Durkin                            $0
                Jonathan P. Eng                            $0
               Douglas C. Edman
               Lori J. Ensinger
         Columbia Large Cap Value Fund            $500,001-$1,000,000*
          Columbia Mid Cap Value Fund               $100,001-$500,000
              James J. Gendelman                           $0
             Corydon J. Gilchrist                          $0
                 Jarl Ginsberg                         $1-$10,000
               Harry W. Hartford                           $0
               David I. Hoffman
         Columbia Large Cap Value Fund             $100,001-$500,000*
          Columbia Mid Cap Value Fund               $50,001-$100,000
                    Yan Jin                                $0
               Sarah H. Ketterer                           $0
               Vikram J. Kuriyan
       Columbia Asset Allocation Fund II                   $0
         Columbia Large Cap Index Fund                     $0
          Columbia Mid Cap Index Fund                      $0
         Columbia Small Cap Index Fund                     $0
     Columbia Large Cap Enhanced Core Fund                 $0
      Columbia LifeGoal Growth Portfolio            $100,001-$500,000
  Columbia LifeGoal Balanced Growth Portfolio              $0
 Columbia LifeGoal Income and Growth Portfolio             $0
      Columbia LifeGoal Income Portfolio                   $0
   Columbia Masters Global Equity Portfolio                $0
Columbia Masters International Equity Portfolio            $0
      Columbia Masters Heritage Portfolio                  $0
               Thomas A.LaPointe                           $0
                 Craig Leopold                       $10,001-$50000
                Kelly Mainelli                             $0
                George P. Maris                     $100,001-$500,000
            Robert K. McConnaughey                         $0
                  Colin Moore
         Columbia Large Cap Core Fund               $100,001-$500,000
          Columbia World Equity Fund                       $0
              Jon Michael Morgan                       $1-$10,000
                 Amelia Morris
                Wendy E. Norman                            $0
              Laura A. Ostrander                           $0
                Edward Y. Paik                         $1-$10,000
                Ann T. Peterson                            $0
               Noah J. Petrucci
         Columbia Large Cap Value Fund              $50,001-$100,000
          Columbia Mid Cap Value Fund                      $0
              J. Matthew Philo                             $0
               William Pickering
              Susan A. Sanderson                           $0
                 Peter Santoro
         Columbia Large Cap Core Fund                $10,001-$50,000
              Clifford D. Siverd                           $0
              Maria M. Schofield                           $0
                Diane L. Sobin
         Columbia Large Cap Value Fund              $100,001-$500,000
          Columbia Mid Cap Value Fund               $100,001-$500,000
            Christian K. Stadlinger
       Columbia Small Cap Value Fund II            $500,001-$1,000,000

                Brent V. Woods
              Yanfang (Emma) Yan
     Columbia Convertible Securities Fund           $100,001-$500,000

* Includes notional investments through a deferred compensation account, the value of which are measured by reference to the performance of the fund in which the account is invested.

     Compensation

     As of the Fund's most recent fiscal year end, the portfolio managers received all of their compensation from the Adviser and its parent company, Columbia Management Group, in the form of salary, bonus, stock options and restricted stock. A portfolio manager's bonus is variable and is generally based on (1) an evaluation of the manager's investment performance and (2) the results of a peer and/or management review of such individual, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Adviser generally considers the one-, three- and five-year performance of mutual funds and other accounts under the portfolio manager's oversight relative to the benchmarks and peer groups noted below, emphasizing each manager's three- and five-year performance. The Adviser may also consider a portfolio manager's performance in managing client assets in sectors and industries assigned to the manager as part of his or her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group's overall investment performance.

   PORTFOLIO MANAGER                   PERFORMANCE BENCHMARK                                      PEER GROUP
   -----------------      ----------------------------------------------   --------------------------------------------------------
Leonard Aplet             Russell 1000 Index                               Morningstar Moderate Allocation Category

                          Merrill Lynch 1-3 Treasury Index                 Lipper Short Investment Grade Debt Funds Category

                          Lehman Brothers U.S. Aggregate Index             Lipper Intermediate Investment Grade Debt Funds Category

Paul J. Berlinguet

Glenn R. Carlson

Kimberly A. Campbell      Lehman Brothers Municipal Bond Index             Lipper General Municipal Debt Funds Category

Daniel H. Cole            Russell 2000 Growth Index                        Morningstar Small Growth Category

Keith Colestock

Brian M. Condon

Kevin Cronk               Lehman Brothers U.S. Aggregate Index             Lipper Multi Sector Income Funds Category and Lipper
                                                                           Intermediate Investment Grade Debt Funds Category

Richard R. Cutts          Russell 1000 Index                               Morningstar Moderate Allocation Category

                          Merrill Lynch 1-3 Treasury Index                 Lipper Short Investment Grade Debt Funds Category

Richard Dahlberg          Merrill Lynch All Convertibles All Qualities     Morningstar Convertibles Category
                          Index

Daniele M. Donahoe

Brian Drainville          Lehman Brothers Intermediate Government/Credit   Lipper Short-Intermediate Investment Grade Debt Funds
                          Index                                            Category

                          Lehman Brothers U.S. Aggregate Index             Lipper Intermediate Investment Grade Debt Funds

   PORTFOLIO MANAGER                   PERFORMANCE BENCHMARK                                      PEER GROUP
   -----------------      ----------------------------------------------   --------------------------------------------------------
                                                                           Category

Kevin V. Durkin

Douglas C. Edman

Lori J. Ensinger          Russell 1000 Value Index                         Morningstar Large Value Category

                          Russell Midcap Value Index                       Morningstar Mid Value Category

James G. Gendelman

Corydon J. Gilchrist

Jarl Ginsberg             Russell 2000 Value Index                         Morningstar Small Value Category

David L. Hoffman          Russell 1000 Value Index                         Morningstar Large Value Category

                          Russell Midcap Value Index                       Morningstar Mid Value Category

Yan Jin

Vikram J. Kuriyan         Russell 1000 Index                               Morningstar Moderate Allocation Category

                          Russell 1000 Value Index

                          Russell 2000 Value Index

                          Russell 2000 Growth Index

                          Russell 3000 Index

                          S&P 500 Index                                    Morningstar Conservative Allocation Category, Morningstar
                                                                           Large Blend Category, and Morningstar Moderate Allocation
                                                                           Category

                          Lehman Brothers Aggregate Bond Index

                          S&P MidCap 400 Index                             Morningstar Mid Blend Category

                          S&P SmallCap 600 Index                           Morningstar Small Blend Category

                          S&P 1500 Composite Index

Thomas LaPointe           Lehman Brothers U.S. Aggregate Index             Lipper Multi Sector Income Funds Category and Lipper
                                                                           Intermediate Investment Grade Debt Funds Category

Craig Leopold             S&P 500 Index                                    Morningstar Large Blend Category

David L. Lindsay

Kelly Mainelli            Lehman Brothers 1-Year Municipal Bond Index      Lipper Short municipal Debt Category

                          Lehman Brothers 3-Year Municipal bond Index

   PORTFOLIO MANAGER                   PERFORMANCE BENCHMARK                                      PEER GROUP
   -----------------      ----------------------------------------------   --------------------------------------------------------
George Maris              S&P 500 Index                                    Morningstar Large Blend Category

Thomas F. Marsico

Robert K. McConnaughey

Colin Moore               S&P 500 Index                                    Morningstar Large Blend Category

Jan Michael Morgan

Amelia Morris

Wendy E. Norman           Lehman Brothers Quality Intermediate Municipal   Lipper Other States Intermediate Municipal Debt Funds
                          Index                                            Category

Laura A. Ostrander        Lehman Brothers U.S. Aggregate Index             Lipper Multi Sector Income Funds Category and Lipper
                                                                           Intermediate Investment Grade Debt Funds Category

Edward Y. Paik            Merrill Lynch All Convertibles All Qualities     Morningstar Convertibles Category
                          Index

Ann T. Peterson           Lehman Brothers U.S. Government Intermediate     Lipper General U.S. Government Funds Category
                          Index

Noah J. Petrucci          Russell 1000 Value Index                         Morningstar Large Value Category

                          Russell Midcap Value Index                       Morningstar Mid Value Category

J. Matthew Philo

William Pickering

Susan A. Sanderson

Peter Santoro             S&P 500 Index                                    Morningstar Large Blend Category

Marie Schofield           Lehman Brothers U.S. Aggregate Index             Lipper Intermediate Investment Grade Debt Funds Category

                          Lehman Brothers U.S. Government Intermediate     Lipper Short-Intermediate U.S. Government Funds Category
                          Index

Clifford D. Siverd

Diane L. Sobin            Russell 1000 Value Index                         Morningstar Large Value Category

                          Russell Midcap Value Index                       Morningstar Mid Value Category

Christian K. Stadlinger   Russell 2000 Value Index                         Morningstar Small Value Category

Craig Weisenberger

Brent V. Woods

Yanfang (Emma) Yan        Merrill Lynch All Convertibles All Qualities     Morningstar Convertibles Category
                          Index

     The size of the overall bonus pool each year is determined by Columbia Management Group and depends in part on levels of compensation generally in the investment management industry (based on market compensation data) and the Adviser's profitability for the year, which is influenced by assets under management.

Marsico Capital

     Marsico Capital's portfolio managers are generally subject to the compensation structure applicable to all Marsico Capital employees. As such, each Marsico Capital portfolio manager's compensation consists of a base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) Marsico Capital's overall profitability for the period, and (2) individual achievement and contribution.

     Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts. Exceptional individual efforts are rewarded through greater participation in the bonus pool. Portfolio manager compensation comes solely from Marsico Capital.

     Although Marsico Capital may compare account performance with relevant benchmark indices, portfolio manager compensation is not directly tied to achieving any pre-determined or specified level of performance. In order to encourage a long-term time horizon for managing portfolios, Marsico Capital seeks to evaluate the portfolio manager's individual performance over periods longer than the immediate compensation period. In addition, portfolio managers are compensated based on other criteria, including effectiveness of leadership within Marsico Capital's Investment Team, contributions to Marsico Capital's overall investment performance, discrete securities analysis, and other factors.

     In addition to his salary and bonus, each Marsico Capital portfolio manager may participate in other Marsico Capital benefits to the same extent and on the same basis as other Marsico Capital employees.

Brandes

     Brandes' compensation structure for portfolio managers/analysts is three-fold:

     -    Competitive base salaries

     -    Participation in an annual bonus plan

     - Eligibility for participation in the firm's equity through partnership or phantom equity

     Compensation is fixed. Participation in the annual bonus plan is linked to a number of qualitative and quantitative evaluation criteria. The criteria include research productivity, performance of portfolio management professionals, and the attainment of client service goals.

MacKay Shields

     MacKay Shields establishes salaries at competitive levels, verified through industry surveys, to attract and maintain the best professional talent. In addition, an incentive bonus equal to a significant percentage of the firm's pre-tax profits is paid annually to the firm's employees based upon an individual's performance and the profitability of the firm. The bonus generally represents a sizable amount relative to the base salary, and when considered with the base salary, results in a highly attractive level of total cash compensation for the firm's professional employees. Every MacKay Shields employee participates in the bonus pool. This approach instills a strong sense of commitment on the part of each employee towards the overall success of the firm. There is no difference between the method used in determining portfolio managers' compensation with respect to the Funds and other accounts.

     MacKay Shields has performance-based fee arrangements with "eligible clients", as that term is defined under Rule 205-3 of the Investment Advisers Act of 1940 ("Advisers Act"), who have requested such arrangements. Performance-based fees may be calculated as a percentage of returns, or as a percentage of the increase in net asset value, and may be tied to a client-directed benchmark or loss carry forward. A portion of these performance-based fees forms a part of the bonus pool for all MacKay Shields employees. Such arrangements may appear to create an incentive to make riskier, more speculative investments than would be the case under a solely asset-based fee arrangement.

     MacKay Shields offers a Phantom Stock Plan, which enhances the firm's ability to attract, retain, motivate, and reward key executives. Awards can be made annually and vesting takes place over a period of several subsequent years. Participation in the Plan by senior professionals is contingent upon the execution of an Executive Employment Agreement.

Causeway

     Causeway manages a portion of the Columbia Multi-Advisor International Equity Master Portfolio (the "Causeway Segment"). Ms. Ketterer and Mr. Hartford, the Chief Executive Officer and President of Causeway, respectively, and Causeway's two senior portfolio managers, receive annual salary and are entitled, as controlling owners of the firm, to distributions of the firm's profits based on their ownership interests. They do not receive incentive compensation. Messrs. Doyle, Eng and Durkin receive salary, incentive compensation and distributions of firm profits based on their minority ownership interests. Salary and incentive compensation are determined by the firm's Operating Committee, led by Ms. Ketterer and Mr. Hartford, weighing a variety of objective and subjective factors. No specific formula is used and salary and incentive compensation are not based on the specific performance of the Causeway Segment or any single client account managed by Causeway. The following factors are among those considered in determining incentive compensation: individual research contribution, portfolio management contribution, group research contribution and client service contribution.

     Potential Conflicts of Interests

CMA

     Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which CMA believes are faced by investment professionals at most major financial firms. CMA and the Trustees have adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

     - The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

     - The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

     - The trading of other accounts could be used to benefit higher-fee accounts (front- running).

     - The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

     Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, CMA's investment professionals do not have the opportunity to invest in client accounts, other than the Funds.

     A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, CMA's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold - for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

     "Cross trades," in which one CMA account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. CMA and the Funds' Trustees have adopted compliance procedures that provide that any transactions between the Funds and another CMA-advised account are to be made at an independent current market price, as required by law.

     Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

     A Fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

     A Fund's portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of
1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

     CMA or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

     A Fund's portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. In addition, a Fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at CMA, including each Fund's portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by CMA and the Funds, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds.

The investment activities of CMA and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated investors. From time to time, the Fund's activities may also be restricted because of regulatory restrictions applicable to CMA and its affiliates, and/or their internal policies designed to comply with such restrictions.

Marsico Capital

     Portfolio managers at Marsico Capital typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations, and accounts managed on behalf of individuals), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. Consequently, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities decline.

     Potential conflicts of interest may also arise when allocating and/or aggregating trades. Marsico Capital often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under Marsico Capital's trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is Marsico Capital's policy to seek to assure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with such situations, Marsico Capital has adopted policies and procedures for allocating such transactions across multiple accounts. Marsico Capital's policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. Marsico Capital's compliance department monitors transactions made on behalf of multiple clients to seek to assure adherence to its policies.

     As discussed above, Marsico Capital has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, Marsico Capital monitors a variety of areas, including compliance with primary Portfolio guidelines, the allocation of securities, and compliance with its Code of Ethics.

Brandes

     Performance-Based Fees. For a small number of accounts, Brandes may be compensated based on the profitability of the account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for Brandes with regard to other accounts where Brandes is paid based on a percentage of assets in that the portfolio manager may have an incentive to allocate securities preferentially to the accounts where Brandes might share in investment gains. In order to address these potential conflicts, Brandes' investment decision-making and trade allocation policies and procedures are designed to ensure that none of Brandes' clients are disadvantaged in Brandes' management of accounts. Additionally, Brandes' internal controls are tested on a routine schedule as part of the firm's Compliance Monitoring Program.

     Investment Opportunities. It is possible that at times identical securities will be held by more than one fund and/or account. If the Large Cap Investment Committee identifies a limited investment opportunity that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, Brandes has adopted procedures for allocating portfolio transactions across multiple accounts. For client accounts, including the Fund, that are able to participate in aggregated transactions, Brandes utilizes a rotational trading system to execute client transactions in order to provide, over the long-run, fair treatment for each client account.

     Investment in the Fund. Members of the Large Cap Investment Committee may invest in a fund or other account that they are involved in the management of and a conflict may arise where they may therefore have an incentive to treat the fund that they invest in preferentially as compared to other accounts. In order to address this potential conflict, Brandes' investment decision-making and trade allocation policies and procedures are designed to ensure that none of Brandes' clients are disadvantaged in Brandes' management of accounts.

MacKay Shields

     Mr. Morgan is responsible for managing certain institutional accounts and shares a performance fee based on the performance of such account. These accounts are distinguishable from the Fund because they use techniques that are not permitted for the Fund, such as short sales and leveraging.

     To address potential conflicts of interest between the clients and the adviser, MacKay Shields has developed Allocation Procedures, a Code of Ethics and Policy and Procedures for Portfolio Management and Trades in Securities, to assist and guide the portfolio managers and other investment personnel when faced with a conflict. Although MacKay Shields has adopted such policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a manner that is fair and appropriate, it is possible that unforeseen or unusual circumstances may arise that may require different treatment between the Funds and other accounts managed.

Causeway

     The portfolio managers at Causeway who manage a portion of the Columbia Multi-Advisor International Equity Master Portfolio (the "Causeway Segment") also provide investment management services to other accounts, including corporate, pension, public, Taft-Hartley, endowment and foundation, mutual fund, charitable, private trust, wrap fee program, and other institutional and individual accounts including their personal accounts (collectively, "Other Causeway Accounts"). In managing the Other Causeway Accounts, the portfolio managers may employ an investment strategy similar to that used in managing the Causeway Segment, subject to certain variations in investment restrictions. The portfolio managers purchase and sell securities for the Causeway Segment that they may also recommend to Other Causeway Accounts. The portfolio managers may at times give advice or take action with respect to certain accounts that differs from the advice given other accounts with similar investment strategies. Certain of the Other Causeway Accounts may pay higher management fee rates than the Causeway Segment or pay performance-based fees to Causeway. All of the portfolio managers have personal investments in Causeway International Value Fund, which is managed and sponsored by Causeway. Ms. Ketterer and Mr. Hartford hold a controlling interest in Causeway's equity and Messrs. Doyle, Eng and Durkin have minority interests in Causeway's equity.

     Actual or potential conflicts of interest may arise from the portfolio managers' management responsibilities with respect to the Other Causeway Accounts. These responsibilities may cause portfolio managers to devote unequal time and attention across client accounts and the differing fees, incentives and relationships with the various accounts may provide an incentive to favor certain accounts. Causeway has written compliance policies and procedures designed to mitigate or manage these conflicts of interest, including policies and procedures to seek fair and equitable allocation of investment opportunities (including IPOs) and trade allocations among all client accounts and policies and procedures concerning the disclosure and use of portfolio transaction information, as well as a Code of Ethics which, among other things, limits personal trading by portfolio managers and other employees of Causeway. There is no guarantee that any such policies or procedures will cover every situation in which a conflict of interest arises.

     INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

     Pursuant to the terms of the Trust's Investment Advisory Agreement, CMA, as investment adviser to the Funds, is responsible for the overall management and supervision of the investment management of each Fund and individually selects and manages the investments of the Funds for which no sub-adviser is employed. For those Funds that do have investment sub-advisers, pursuant to the terms of the Trust's respective Investment Sub-Advisory Agreements, Brandes, Causeway, MacKay Shields, and/or Marsico Capital select and manage the respective investments of the Funds for which they serve as sub-adviser. Each Adviser performs its duties subject at all times to the control of the Board and in conformity with the stated policies of each Fund. The Investment Advisory Agreement and Investment Sub-Advisory Agreements are sometimes referred to as the "Advisory Agreements."

     The Advisory Agreements generally provide that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of an Adviser's obligations or duties thereunder, or any of its respective officers, directors, employees or agents, the Adviser shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

     Each Advisory Agreement became effective with respect to a Fund after approval by the Board, and after an initial two year period, continues from year to year, provided that such continuation of the Advisory Agreement is specifically approved at least annually by the Trust's Board, including its Independent Trustees. The respective Advisory Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by CMA on 60 days' written notice.

     The Funds pay CMA an annual fee for its investment advisory services, as set forth in the Investment Advisory Agreements. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. For those Funds that have investment sub-advisers, CMA, in turn, from these fees it receives, pays investment sub-advisers for the services they provide to each Fund based on the percentage of the average daily net assets of each Fund, as set forth in the Investment Sub-Advisory Agreements.

     CMA also may pay amounts from its own assets to CMD or to selling or servicing agents for services they provide. The investment advisory agreements and the investment sub-advisory agreements for the Master Portfolios are generally similar to the Advisory Agreements.

     EXPENSE LIMITATIONS

     CMA (or its predecessor) and/or CMD has committed to: (i) waive investment advisory fees and/or administration fees payable to it; and (ii) limit certain Fund level expenses to the extent necessary to maintain the expense ratios (through fee waivers or expense reimbursements) reflected in the schedules below.

         COLUMBIA FUNDS CONTRACTUAL ADVISORY/ADMINISTRATION FEE WAIVERS
                  PERIOD FROM AUGUST 1, 2006, TO JULY 31, 2007

                           ADVISORY   ADMINISTRATION
FIXED INCOME FUNDS          WAIVERS      WAIVERS
------------------         --------   --------------
Columbia Short Term Bond      n/a         0.02%

                           ADVISORY   ADMINISTRATION
EQUITY FUNDS                WAIVERS      WAIVERS
------------------         --------   --------------
Columbia Large Cap Value      (1)          (1)
Columbia LifeGoal Income   0.10%(2)      0.10%(3)

(1) CMA shall waive a specified portion (0.04% of net assets) of the administration fees payable to it under the Administration Agreement on assets up to $500 million. Fees will not be waived on assets in excess of $500 million. Commencing upon the consummation of the reorganization of Columbia Growth and Income Fund into Columbia Large Cap Value Fund, in addition to such waiver, CMA shall waive administration fees payable to it under the Administration Agreement and/or CMA shall waive advisory fees payable to it under the Investment Advisory Agreement to the extent necessary to ensure that the combined total of such fees does not exceed the following fee schedule:

          0.77% up to $500 million
          0.72% in excess of $500 million and up to $1 billion 0.60% in excess of $1 billion and up to $1.5 billion 0.60% in excess of $1.5 billion and up to $3 billion 0.60% in excess of $3 billion and up to $6 billion 0.58% in excess of $6 billion

(2) CMA shall waive advisory fees payable to it under the Investment Advisory Agreement on assets invested in individual securities and CMA-advised Fixed Income Sector Portfolios.

(3) CMA shall waive administration fees payable to it under the Administration Agreement on assets invested in other Columbia Funds (Fixed Income Sector Portfolios are not considered Columbia Funds).

                                 COLUMBIA FUNDS
              EXPENSE COMMITMENTS ESTABLISHED AT OVERALL FUND LEVEL
                  PERIOD FROM AUGUST 1, 2006, TO JULY 31, 2007

                                                   FUND LEVEL EXPENSE COMMITMENT *
                                                   -------------------------------
TAX-EXEMPT FUNDS
Columbia Municipal Income**                                    0.60%
Columbia Short Term Municipal Bond**                           0.40%
Columbia California Intermediate Municipal**                   0.50%
Columbia Florida Intermediate Municipal**                      0.50%
Columbia Georgia Intermediate Municipal**                      0.50%
Columbia Maryland Intermediate Municipal**                     0.50%
Columbia North Carolina Intermediate Municipal**               0.50%
Columbia South Carolina Intermediate Municipal**               0.50%
Columbia Texas Intermediate Municipal**                        0.50%
Columbia Virginia Intermediate Municipal**                     0.50%

FIXED INCOME FUNDS
Columbia High Income                                           0.93%
Columbia Total Return Bond**                                   0.60%
Columbia Intermediate Core Bond**                              0.81%

EQUITY INDEX FUNDS
Columbia Large Cap Index**                                     0.14%
Columbia Large Cap Enhanced Core**                             0.50%
Columbia Mid Cap Index                                         0.14%
Columbia Small Cap Index**                                     0.21%

CORE PORTFOLIO
High Income Portfolio**                                        0.10%

FUND-OF FUNDS
Columbia LifeGoal Income**                                     0.42%

EQUITY FUNDS
Columbia Mid Cap Value**                                       1.25%
Columbia Small Cap Value II**                                  1.30%
Columbia Small Cap Growth II**                                 1.15%

INTERNATIONAL FUNDS
Columbia Global Value**                                        1.40%
Columbia Marsico International Opportunities                   1.50%

* Waivers of CMA advisory and/or administration fees and/or other expense reimbursements will result in the listed fund level expense commitments (excluding 12b-1 distribution/shareholder servicing/shareholder administration fees and the Board approved class specific account expense relating to R Shares).

** CMA and CMD are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment then in effect.

                                 COLUMBIA FUNDS
              EXPENSE COMMITMENTS ESTABLISHED AT OVERALL FUND LEVEL
                  PERIOD FROM AUGUST 1, 2006, TO JULY 31, 2007

                                            FUND LEVEL EXPENSE CAP *
                                            ------------------------
MONEY MARKET FUNDS
Columbia California Tax-Exempt Reserves**             0.20%
Columbia Cash Reserves**                              0.20%
Columbia Government Reserves**                        0.20%
Columbia Money Market Reserves**                      0.20%
Columbia Municipal Reserves**                         0.20%
Columbia New York Tax-Exempt Reserves**               0.20%
Columbia Tax-Exempt Reserves**                        0.20%
Columbia Treasury Reserves**                          0.20%

* Waivers of CMA advisory and/or administration fees and/or other expense reimbursements will result in the listed Fund level expense commitments (excluding 12b-1 distribution/shareholder servicing/shareholder administration fees and the Board approved class specific account expense relating to R Shares).

** CMA and CMD are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment then in effect.


              COLUMBIA FUNDS CONTRACTUAL 12B-1 DISTRIBUTION FEE WAIVERS
                     PERIOD FROM AUGUST 1, 2006, TO JULY 31, 2007

                                              12B-1 DISTRIBUTION FEE
                                                    WAIVERS *
                                              ----------------------
MONEY MARKET FUNDS (LIQUIDITY CLASS SHARES)
Columbia California Tax-Exempt Reserves              0.10%
Columbia Cash Reserves                               0.10%
Columbia Government Reserves                         0.10%
Columbia Money Market Reserves                       0.10%
Columbia Municipal Reserves                          0.10%

Columbia New York Tax-Exempt Reserves                0.10%
Columbia Tax-Exempt Reserves                         0.10%
Columbia Treasury Reserves                           0.10%

                                              SHAREHOLDER SERVICING FEE
                                                      WAIVERS *
                                              -------------------------
MONEY MARKET FUNDS (LIQUIDITY CLASS SHARES)
Columbia California Tax-Exempt Reserves               0.10%
Columbia Cash Reserves                                0.10%
Columbia Government Reserves                          0.10%
Columbia Money Market Reserves                        0.10%
Columbia Municipal Reserves                           0.10%
Columbia New York Tax-Exempt Reserves                 0.10%
Columbia Tax-Exempt Reserves                          0.10%
Columbia Treasury Reserves                            0.10%

* CMD waives its 12b-1 distribution fees and/or shareholder servicing fees to the extent necessary to achieve a combined waiver of 0.10%, therefore, to the extent that CMD waives 12b-1 distribution fees and/or waives shareholder servicing fees, the total of such 12b-1 distribution and/or shareholder servicing fee waivers will not exceed 0.10%.

                                 COLUMBIA FUNDS
              EXPENSE COMMITMENTS ESTABLISHED AT OVERALL FUND LEVEL
               PERIOD FROM FEBRUARY 15, 2006, TO FEBRUARY 15, 2008

                                                    OTHER OPERATING EXPENSES CAP *
                                                    ------------------------------
MASTERS PORTFOLIOS
Columbia Masters Global Equity Portfolio                         0.00%
Columbia Masters Heritage Portfolio                              0.00%
Columbia Masters International Equity Portfolio                  0.00%

* Waivers of CMA advisory and/or administration fees and/or other expense reimbursements will result in the listed fund level expense commitments (excluding any management fess, distribution and service fees, interest, fees on borrowing, extraordinary expenses and expenses associated with the Portfolios' investments in other investment companies).

     CMA received fees from the Funds for its services as reflected in the following chart, which shows the net advisory fees paid to CMA, the advisory fees waived and expense reimbursements, where applicable, for the fiscal year ended March 31, 2006. The Fixed-Income Sector Portfolios are only offered through certain wrap fee programs sponsored by Bank of America and certain of its affiliates. Participants in these programs pay asset-based fees for investment services, brokerage services and investment consultation. Out of the fees CMA received from the wrap accounts, it pays for distribution, administration, transfer agency, custody and other services for each Fixed-Income Sector Portfolio. Accordingly, the Fixed-Income Sector Portfolios do not separately charge advisory fees.


                                                                     Amount      Reimbursed       Other
                                                    Amount Paid      Waived      by Adviser   Reimbursements*
                                                    -----------   -----------   -----------   ---------------
INTERNATIONAL/GLOBAL STOCK FUNDS
Global Value Fund                                   $ 3,409,435   $         0   $         0     $        0
Multi-Advisor International Equity Fund(a)          $ 9,737,323   $         0   $         0     $  915,341
International Value Fund(a)                         $30,530,833   $         0   $         0     $2,228,554
Marsico International Opportunities Fund(a)         $11,179,126   $         0   $         0     $        0

STOCK FUNDS
Asset Allocation Fund II                            $ 1,052,089   $         0   $         0     $        0
Convertible Securities Fund                         $ 8,467,535   $         0   $         0     $  857,944
Marsico 21st Century Fund(a)                        $ 4,882,197   $         0   $         0     $        0
Marsico Focused Equities Fund(a)                    $22,150,762   $         0   $         0     $2,101,710
Marsico Growth Fund(a)                              $21,312,518   $         0   $         0     $1,981,131
Marsico Mid Cap Growth Fund                         $ 3,404,856   $         0   $         0     $        0
Mid Cap Value Fund                                  $ 8,994,560   $         0   $         0     $        0
Small Cap Growth Fund II(a)                         $ 3,417,409   $         0   $         0     $  290,658
Small Cap Value Fund II(a)                          $ 1,486,919   $         0   $         0     $        0
Large Cap Core Fund(a)                              $ 8,483,178   $         0   $         0     $  939,106
Large Cap Value Fund                                $13,620,302   $   200,002   $         0     $1,705,234

INDEX FUNDS
Large Cap Index Fund                                $ 2,013,756   $   381,563   $ 1,213,568     $1,231,972
Large Cap Enhanced Core Fund                        $ 1,464,109   $         0   $   363,714     $  255,885
Mid Cap Index Fund                                  $ 1,726,396   $         0   $ 1,527,190     $1,055,620
Small Cap Index Fund                                $ 1,314,412   $         0   $   175,070     $  804,518

LIFEGOAL PORTFOLIOS AND MASTERS PORTFOLIOS
LifeGoal Balanced Growth Portfolio                  $ 1,994,103   $         0   $         0     $        0
LifeGoal Growth Portfolio                           $ 1,124,041   $         0   $         0     $        0
LifeGoal Income and Growth Portfolio                $   528,011   $         0   $         0     $        0
LifeGoal Income Portfolio                           $    31,376   $     6,234   $   106,213     $        0
Columbia Masters Global Equity Portfolio**                   --   $         0   $    62,350     $        0
Columbia Masters Heritage Portfolio**                        --   $         0   $    70,634     $        0
Columbia Masters International Equity Portfolio**            --   $         0   $    64,553     $        0

GOVERNMENT & CORPORATE BOND FUNDS
Total Return Bond Fund                              $ 6,679,625   $         0   $         0     $1,197,707
High Income Fund(a)                                 $ 5,429,545   $         0   $         0     $        0
Intermediate Core Bond Fund(a)                      $ 2,932,990   $         0   $         0     $        0
Short Term Bond Fund                                $ 3,600,226   $         0   $         0     $  733,294

MUNICIPAL BOND FUNDS
Municipal Income Fund                               $ 2,377,088   $         0   $         0     $  361,402
Short Term Municipal Bond Fund                      $ 2,202,184   $         0   $   622,983     $        0

STATE MUNICIPAL BOND FUNDS
California Intermediate Bond Fund                   $   503,810   $         0   $   223,600     $        0
Florida Intermediate Bond Fund                      $   946,647   $         0   $   332,711     $        0
Georgia Intermediate Bond Fund                      $   538,951   $         0   $   260,729     $        0

                                                                     Amount      Reimbursed       Other
                                                    Amount Paid      Waived      by Adviser   Reimbursements*
                                                    -----------   -----------   -----------   ---------------
Maryland Intermediate Bond Fund                     $   781,517   $         0   $   308,526     $        0
North Carolina Intermediate Bond Fund               $   716,173   $         0   $   295,622     $        0
South Carolina Intermediate Bond Fund               $   817,304   $         0   $   290,174     $        0
Texas Intermediate Bond Fund                        $   824,495   $         0   $   277,561     $        0
Virginia Intermediate Bond Fund                     $ 1,350,192   $         0   $   390,700     $        0

FIXED-INCOME SECTOR PORTFOLIOS
Corporate Bond Portfolio                            $         0   $         0   $         0     $        0
Mortgage- and Asset-Backed Portfolio                $         0   $         0   $         0     $        0

MONEY MARKET FUNDS
California Tax-Exempt Reserves                      $ 4,311,514   $   862,303   $ 1,000,828     $        0
Cash Reserves                                       $82,081,496   $16,416,380   $19,408,160     $        0
Government Reserves                                 $ 6,876,801   $ 1,375,539   $ 1,715,786     $        0
Money Market Reserves                               $20,111,601   $ 4,022,070   $ 4,348,428     $        0
Municipal Reserves                                  $ 9,569,187   $ 1,913,836   $ 2,191,608     $        0
New York Tax-Exempt Reserves                        $   274,968   $         0   $   263,365     $        0
Tax-Exempt Reserves                                 $ 5,553,568   $ 1,110,714   $ 1,498,918     $        0
Treasury Reserves                                   $17,424,708   $ 3,484,941   $ 3,707,328     $        0

(a) Because this Feeder Fund's advisory fees are paid at the Master Portfolio level, amounts shown are for its Master Portfolio, which may include one or more additional feeder funds.

* These fees were reimbursed by CMA in connection with a commitment by Bank of America to return certain fees to any Fund that was the subject of a market timing agreement, irrespective or not as to whether or not there was an independent determination of any negative impact to any Fund shareholders.

** The Masters Portfolios have not yet completed a full fiscal year end. Accordingly, fees paid are only shown from their date of inception (February 15, 2006) through March 31, 2006.

     CMA received fees from the Funds for its services as reflected in the following chart, which shows the net advisory fees paid to CMA, the advisory fees waived and expense reimbursements, where applicable, for the fiscal year ended March 31, 2005. The Fixed-Income Sector Portfolios are only offered through certain wrap fee programs sponsored by Bank of America and certain of its affiliates. Participants in these programs pay asset-based fees for investment services, brokerage services and investment consultation. Out of the fees CMA received from the wrap accounts, it pays for distribution, administration, transfer agency, custody and other services for each Fixed-Income Sector Portfolio. Accordingly, the Fixed-Income Sector Portfolios do not separately charge advisory fees.

                                                              Amount       Reimbursed        Other
                                              Amount Paid     Waived       by Adviser   Reimbursements*
                                              -----------   -----------   -----------   ---------------
INTERNATIONAL/GLOBAL STOCK FUNDS
Global Value Fund                             $ 3,565,099   $         0   $         0         $0
Multi-Advisor International Equity Fund(a)      7,886,345       579,256             0          0
International Value Fund(a)                    34,459,176     1,820,335             0          0
Marsico International Opportunities Fund(a)     6,149,883             0             0          0

STOCK FUNDS
Asset Allocation Fund II                        1,129,286       126,294             0          0
Convertible Securities Fund                     9,736,822             0             0          0
Marsico 21st Century Fund(a)                    1,729,384             0             0          0
Marsico Focused Equities Fund(a)               19,323,084             0             0          0
Marsico Growth Fund(a)                         11,838,790             0             0          0
Marsico Mid Cap Growth Fund                     3,082,049             0             0          0
Mid Cap Value Fund                              3,472,030             0             0          0
Small Cap Growth Fund II(a)                     5,276,927             0             0          0
Small Cap Value Fund II                         1,436,112             0        21,754          0
Large Cap Core Fund(a)                         10,365,266             0             0          0

                                                              Amount       Reimbursed        Other
                                              Amount Paid     Waived       by Adviser   Reimbursements*
                                              -----------   -----------   -----------   ---------------
Large Cap Value Fund                            9,382,253       488,522             0          0

INDEX FUNDS
Large Cap Index Fund                            1,327,735             0       800,970          0
Large Cap Enhanced Core Fund                    1,094,271             0       640,524          0
Mid Cap Index Fund                              1,531,604             0     1,675,122          0
Small Cap Index Fund                            1,302,801             0       482,962          0

LIFEGOAL PORTFOLIOS
LifeGoal Balanced Growth Portfolio              1,567,442             0             0          0
LifeGoal Growth Portfolio                         807,668             0             0          0
LifeGoal Income and Growth Portfolio              487,143             0             0          0
LifeGoal Income Portfolio                          49,851         9,970       193,624          0

GOVERNMENT & CORPORATE BOND FUNDS
Total Return Bond Fund                          7,919,056        13,210     1,044,185          0
High Income Fund(a)                             6,293,507             0             0          0
Intermediate Core Bond Fund(a)                  2,745,058             0             0          0
Short Term Bond Fund                            3,444,984       793,999             0          0

MUNICIPAL BOND FUNDS
Municipal Income Fund                           2,929,195             0       864,563          0
Short Term Municipal Bond Fund                  3,123,267             0     1,654,068          0

STATE MUNICIPAL BOND FUNDS
California Intermediate Bond Fund                 513,095             0       355,379          0
Florida Intermediate Bond Fund                    837,581             0       456,315          0
Georgia Intermediate Bond Fund                    611,265             0       385,979          0
Maryland Intermediate Bond Fund                   865,185             0       491,226          0
North Carolina Intermediate Bond Fund             813,522             0       473,009          0
South Carolina Intermediate Bond Fund             914,453             0       492,127          0
Texas Intermediate Bond Fund                      958,818             0       513,068          0
Virginia Intermediate Bond Fund                 1,370,521             0       650,981          0

FIXED-INCOME SECTOR PORTFOLIOS
Corporate Bond Portfolio                                0             0             0          0
Mortgage- and Asset-Backed Portfolio                    0             0             0          0

MONEY MARKET FUNDS
California Tax-Exempt Reserves                  3,068,881       613,776     1,010,595          0
Cash Reserves                                  79,985,439    15,997,088    18,907,787          0
Government Reserves                             5,948,097     1,189,619     1,628,420          0
Money Market Reserves                          15,329,132     3,065,826     3,769,872          0
Municipal Reserves                              7,995,163     1,599,033     2,510,805          0
New York Tax-Exempt Reserves                      133,019             0       294,863          0
Tax-Exempt Reserves                             4,451,902       890,380     1,552,161          0
Treasury Reserves                              13,752,131     2,750,426     3,528,974          0

(a) Because this Feeder Fund's advisory fees are paid at the Master Portfolio level, amounts shown are for its Master Portfolio, which may include one or more additional feeder funds.

* These fees were reimbursed by CMA in connection with a commitment by Bank of America to return certain fees to any Fund that was the subject of a market timing agreement, irrespective or not as to whether or not there was an independent determination of any negative impact to any Fund shareholders.

     CMA received fees from the Funds for its services as reflected in the following chart, which shows the net advisory fees paid to CMA, the advisory fees waived and expense reimbursements, where applicable, for the fiscal year ended March 31, 2004. The Fixed-Income Sector Portfolios are only offered through certain wrap fee programs sponsored by Bank of America and certain of its affiliates. Participants in these programs pay asset-based fees for investment services, brokerage services and investment consultation. Out of the fees CMA received from the wrap accounts, it pays for distribution, administration, transfer agency, custody and other services for each Fixed-Income Sector Portfolio. Accordingly, the Fixed-Income Sector Portfolios do not separately charge advisory fees.

                                                              Amount      Reimbursed        Other
                                              Amount Paid     Waived      by Adviser   Reimbursements*
                                              -----------   -----------   ----------   ---------------
INTERNATIONAL/GLOBAL STOCK FUNDS
Global Value Fund                             $ 2,656,561   $         0       $0          $      0
Multi-Advisor International Equity Fund(a)      6,441,131             0        0            66,200
International Value Fund(a)                    30,403,935     2,344,261        0                 0
Marsico International Opportunities Fund(a)     2,182,616             0        0                 0

STOCK FUNDS
Asset Allocation Fund II                        1,290,432        50,610        0                 0
Convertible Securities Fund                     8,830,350             0        0            44,200
Marsico 21st Century Fund(a)                      725,971             0        0                 0
Marsico Focused Equities Fund(a)               16,671,462             0        0                 0
Marsico Growth Fund(a)                          7,205,480             0        0                 0
Marsico Mid Cap Growth Fund                     3,312,234             0        0                 0
Mid Cap Value Fund                              3,038,158             0        0                 0
Small Cap Growth Fund II(a)                     6,301,293       137,552        0                 0
Small Cap Value Fund II                         1,100,222             0        0           130,000
Large Cap Core Fund(a)                         12,122,326             0        0             4,250
Large Cap Value Fund                            6,814,548       173,121        0             3,100

INDEX FUNDS
Large Cap Index Fund                              834,998     2,234,498        0             1,100
Large Cap Enhanced Core Fund                      412,552       581,572        0               200
Mid Cap Index Fund                              1,218,157     1,909,654        0             3,300
Small Cap Index Fund                              821,683     1,327,206        0               800

LIFEGOAL PORTFOLIOS
LifeGoal Balanced Growth Portfolio              1,104,691             0        0                 0
LifeGoal Growth Portfolio                         510,775             0        0                 0
LifeGoal Income and Growth Portfolio              360,992             0        0                 0
LifeGoal Income Portfolio(b)                          n/a           n/a      n/a               n/a

GOVERNMENT & CORPORATE BOND FUNDS
Total Return Bond Fund                          9,469,574       100,411        0                 0
High Income Fund(a)                             6,232,296             0        0                 0
Intermediate Core Bond Fund(a)                  3,045,031             0        0                 0
Short Term Bond Fund                            2,171,623     1,085,811        0            55,000

MUNICIPAL BOND FUNDS
Municipal Income Fund                           2,398,028     1,352,728        0            64,062
Short Term Municipal Bond Fund                  1,384,108     2,099,911        0                 0

STATE MUNICIPAL BOND FUNDS
California Intermediate Bond Fund                 232,653       340,855        0                 0
Florida Intermediate Bond Fund                    466,242       531,501        0                 0
Georgia Intermediate Bond Fund                    296,056       403,547        0                 0
Maryland Intermediate Bond Fund                   442,994       540,987        0                 0
North Carolina Intermediate Bond Fund             440,814       525,173        0                 0
South Carolina Intermediate Bond Fund             492,095       542,400        0                 0
Texas Intermediate Bond Fund                      521,311       562,512        0                 0
Virginia Intermediate Bond Fund                   708,431       695,327        0                 0

FIXED-INCOME SECTOR PORTFOLIOS
Corporate Bond Portfolio                                0             0        0                 0
Mortgage- and Asset-Backed Portfolio                    0             0        0                 0

MONEY MARKET FUNDS
California Tax-Exempt Reserves                  2,571,065       642,772        0                 0
Cash Reserves                                  77,627,992    19,406,998        0           106,000
Government Reserves                             5,826,806     1,456,701        0                 0
Money Market Reserves                          15,943,772     3,985,943        0                 0
Municipal Reserves                              4,687,522     1,171,880        0                 0
New York Tax-Exempt Reserves                       75,832             0        0                 0

                                                              Amount      Reimbursed        Other
                                              Amount Paid     Waived      by Adviser   Reimbursements*
                                              -----------   -----------   ----------   ---------------
Tax-Exempt Reserves                             3,504,497       894,703        0                 0
Treasury Reserves                              12,295,451     3,073,863        0                 0

(a) Because this Feeder Fund's advisory fees are paid at the Master Portfolio level, amounts shown are for its Master Portfolio, which may include one or more additional feeder funds.

(b) There are no amounts shown for this Fund because it had not yet completed a full fiscal year.

* These fees were reimbursed by CMA in connection with a commitment by Bank of America to return certain fees to any Fund that was the subject of a market timing agreement, irrespective or not as to whether or not there was an independent determination of any negative impact to any Fund shareholders.

     SUB-ADVISORY FEE RATES

     The maximum advisory fee rate payable by a Fund, along with the actual advisory fee rate (after taking into account any waivers) paid by a Fund last fiscal year, are shown in the Funds' prospectuses. CMA, from the fees that it receives, pays the Funds' investment sub-advisers. The rates at which the various investment sub-advisers are paid as follows:

                                                      Sub-Advisory Fee
                                                           Rate
                                                      ----------------
INTERNATIONAL/GLOBAL STOCK FUNDS (SUB-ADVISER)
Global Value Fund (Brandes)
Assets < or = to $1 billion                                0.500%
Assets > $1 billion                                        0.450%

International Value Fund (Brandes)                         0.500%
Multi-Advisor International Equity Master Portfolio
   (Marsico Capital)                                       0.450%
   (Causeway)*                                             0.430%

GOVERNMENT & CORPORATE BOND FUNDS (SUB-ADVISER)
High Income Fund (MacKay Shields)
Assets < or = to $100 million                              0.400%
Assets > $100 million to $200 million                      0.375%
Assets > $200 million                                      0.350%

*    Became sub-adviser effective May 11, 2004.

     SUB-ADVISORY FEES PAID

     The Funds' investment sub-advisers (or their predecessors) received sub-advisory fees from CMA for their services as reflected in the following chart, which shows the net sub-advisory fees paid to the indicated sub-adviser, the advisory fees waived and expense reimbursements where applicable for the fiscal year ended March 31, 2006. Sub-advisory fees paid to affiliated sub-advisers are not required to be shown; accordingly, sub-advisory fees paid to Marsico Capital are not shown separately.

                                                                                  Amount   Reimbursed
                                                                    Amount Paid   Waived   by Adviser
                                                                    -----------   ------   ----------
INTERNATIONAL/GLOBAL STOCK FUNDS (SUB-ADVISER)
Global Value Fund (Brandes)                                         $ 1,894,503     $0         $0
International Value Fund(a) (Brandes)                                20,913,354      0          0
Multi-Advisor International Equity Master Portfolio(a) (Causeway)     3,212,964      0          0

GOVERNMENT & CORPORATE BOND FUNDS (SUB-ADVISER)
High Income Fund(a) (MacKay Shields)                                  3,633,316      0          0

     (a) Because this Feeder Fund's advisory fees are paid at the Master Portfolio level, amounts shown are for its Master Portfolio, which include one or more additional feeder funds.

The Funds' investment sub-advisers (or their predecessors) received sub-advisory fees from CMA for their services as reflected in the following chart, which shows the net sub-advisory fees paid to the indicated sub-adviser, the advisory fees waived and expense reimbursements where applicable for the fiscal year ended March 31, 2005. Sub-advisory fees paid to affiliated sub-advisers are not required to be shown; accordingly, sub-advisory fees paid to Marsico Capital are not shown separately.

                                                                Amount   Reimbursed
                                                  Amount Paid   Waived   by Adviser
                                                  -----------   ------   ----------
INTERNATIONAL/GLOBAL STOCK FUNDS (SUB-ADVISER)
Global Value Fund (Brandes)                       $ 1,978,820     $0         $0
International Value Fund(a) (Brandes)              20,547,909      0          0
Multi-Advisor International Equity Master
Portfolio(a)
   (INVESCO)**                                        176,026      0          0
   (Marsico Capital)                                2,243,262      0          0
   (Causeway)*                                      2,033,622      0          0
GOVERNMENT & CORPORATE BOND FUNDS (SUB-ADVISER)
High Income Fund(a) (MacKay Shields)                4,610,855      0          0

(a) Because this Feeder Fund's advisory fees are paid at the Master Portfolio level, amounts shown are for its Master Portfolio, which include one or more additional feeder funds.

*    Became sub-adviser effective May 11, 2004.

**   Sub-advisory agreement terminated as of May 10, 2004.

     The Funds' investment sub-advisers (or their predecessors) received sub-advisory fees from CMA for their services as reflected in the following chart, which shows the net sub-advisory fees paid to the indicated sub-adviser, the advisory fees waived and expense reimbursements where applicable for the fiscal year ended March 31, 2004. Sub-advisory fees paid to affiliated sub-advisers are not required to be shown; accordingly, sub-advisory fees paid to Marsico Capital are not shown separately.

                                                                Amount   Reimbursed
                                                  Amount Paid   Waived   by Adviser
                                                  -----------   ------   ----------
INTERNATIONAL/GLOBAL STOCK FUNDS (SUB-ADVISER)
Global Value Fund (Brandes)                       $ 1,478,420      $0         $0
International Value Fund(a) (Brandes)             $18,234,670       0          0
Multi-Advisor International Equity Master
Portfolio(a)
   (INVESCO)**                                    $ 1,421,151       0          0
   (Marsico Capital)                                      n/a     n/a        n/a
   (Putnam)**                                     $ 1,420,486       0          0
   (Causeway)*                                            n/a     n/a        n/a
GOVERNMENT & CORPORATE BOND FUNDS (SUB-ADVISER)
High Income Fund(a) (MacKay Shields)              $ 4,055,583       0          0

(a) Because this Feeder Fund's advisory fees are paid at the Master Portfolio level, amounts shown are for its Master Portfolio, which include one or more additional feeder funds.

*    Became sub-adviser effective May 11, 2004.

**   Sub-advisory agreement terminated as of May 10, 2004.

                                  ADMINISTRATOR

     CMA serves as Administrator of the Funds. Prior to August 22, 2005, BACAP

Distributors was the Funds' administrator and BNY was the Funds' sub-administrator. The Administrator serves under an Administration Agreement which provides that the Administrator may receive fees as compensation for its services, which are computed daily and paid monthly, at the annual rate of:

FUND                                                       ADMINISTRATION FEE
----                                                       ------------------
Corporate Bond Portfolio                                   As mutually agreed upon by the Trust and CMA
                                                           from time to time. Pursuant to a separate
                                                           agreement for this Fund, an affiliate of CMA
                                                           has agreed to absorb all fees and expenses
                                                           incurred under this Agreement.

Mortgage- and Asset-Backed Portfolio                       As mutually agreed upon by the Trust and CMA
                                                           from time to time. Pursuant to a separate
                                                           agreement for this Fund, an affiliate of CMA
                                                           has agreed to absorb all fees and expenses
                                                           incurred under this Agreement.

Columbia Asset Allocation Fund II                          0.12%
Columbia California Intermediate Municipal Bond Fund       0.15%
Columbia California Tax-Exempt Reserves                    0.10%
Columbia Cash Reserves                                     0.10%
Columbia Convertible Securities Fund                       0.17%
Columbia Florida Intermediate Municipal Bond Fund          0.15%
Columbia Georgia Intermediate Municipal Bond Fund          0.15%
Columbia Global Value Fund                                 0.17%
Columbia Government Reserves                               0.10%
Columbia High Income Fund                                  0.18%
Columbia Intermediate Core Bond Fund                       0.13%
Columbia International Value Fund                          0.17%
Columbia Large Cap Core Fund                               0.12%
Columbia Large Cap Enhanced Core Fund                      0.17%
Columbia Large Cap Index Fund                              0.10%

Columbia LifeGoal Balanced Growth Portfolio                As mutually agreed upon by the Trust and CMA
                                                           from time to time. Pursuant to a separate
                                                           agreement for this Fund, an affiliate of CMA
                                                           has agreed to absorb all fees and expenses
                                                           incurred under this Agreement.

FUND                                                       ADMINISTRATION FEE
----                                                       ------------------
Columbia LifeGoal Growth Portfolio                         As mutually agreed upon by the Trust and CMA
                                                           from time to time. Pursuant to a separate
                                                           agreement for this Fund, an affiliate of CMA
                                                           has agreed to absorb all fees and expenses
                                                           incurred under this Agreement.

Columbia LifeGoal Income and Growth Portfolio              As mutually agreed upon by the Trust and CMA
                                                           from time to time. Pursuant to a separate
                                                           agreement for this Fund, an affiliate of CMA
                                                           has agreed to absorb all fees and expenses
                                                           incurred under this Agreement.

Columbia LifeGoal Income Portfolio                         0.23%
Columbia Marsico 21st Century Fund                         0.22%
Columbia Marsico Focused Equities Fund                     0.12%
Columbia Marsico Growth Fund                               0.12%
Columbia Marsico International Opportunities Fund          0.22%
Columbia Marsico Mid Cap Growth Fund                       0.23%
Columbia Maryland Intermediate Municipal Bond Fund         0.15%
Columbia Mid Cap Index Fund                                0.10%
Columbia Large Cap Value Fund                              0.17%
Columbia Mid Cap Value Fund                                0.17%
Columbia Money Market Reserves                             0.10%
Columbia Multi-Advisor International Equity Fund           0.17%
Columbia Municipal Income Fund                             0.14%
Columbia Municipal Reserves                                0.10%
Columbia New York Tax-Exempt Reserves                      0.10%
Columbia North Carolina Intermediate Municipal Bond Fund   0.15%
Columbia Prime Reserves                                    0.07%
Columbia Short Term Bond Fund                              0.14%
Columbia Short Term Municipal Bond Fund                    0.15%

FUND                                                       ADMINISTRATION FEE
----                                                       ------------------
Columbia Small Cap Growth Fund II                          0.12%
Columbia Small Cap Index Fund                              0.10%
Columbia Small Cap Value Fund II                           0.17%
Columbia South Carolina Intermediate Municipal Bond Fund   0.15%
Columbia Tax-Exempt Reserves                               0.10%
Columbia Texas Intermediate Municipal Bond Fund            0.15%
Columbia Total Return Bond Fund                            0.15%
Columbia Treasury Reserves                                 0.10%
Columbia Virginia Intermediate Municipal Bond Fund         0.15%
Columbia Masters International Equity Portfolio            0.00%
Columbia Masters Global Equity Portfolio                   0.00%
Columbia Masters Heritage Portfolio                        0.00%

     Each percentage amount is of the average daily net assets of a Fund. CMA also may pay amounts from its own assets to selling or servicing agents for services they provide.

     The Fixed-Income Sector Portfolios are only offered through certain wrap fee programs sponsored by Bank of America and certain of its affiliates. Participants in these programs pay asset-based fees for investment services, brokerage services and investment consultation. Out of the fees CMA received from the wrap accounts, it pays distribution, administration, transfer agency, custody and other services for each Fixed-Income Sector Portfolio. Accordingly, the Fixed-Income Sector Portfolios do not separately charge administration fees.

     Pursuant to the Administration Agreement, CMA has agreed to, among other things, (i) maintain office facilities for the Funds, (ii) furnish statistical and research data, data processing, clerical, and internal executive and administrative services to the Trust, (iii) furnish corporate secretarial services to the Trust, including coordinating the preparation and distribution of materials for Board meetings, (iv) coordinate the provision of legal advice to the Trust with respect to regulatory matters, (v) coordinate the preparation of reports to each Fund's shareholders and the SEC, including annual and semi-annual reports, (vi) coordinate the provision of services to the Trust by the Transfer Agent, Sub-Transfer Agent and the Custodian, and (vii) generally assist in all aspects of the Trust's operations, (viii) compute each Fund's net asset value and net income, (ix) accumulate information required for the Trust's reports to shareholders and the SEC, (x) prepare and file the Trust's federal and state tax returns, (xi) perform monthly compliance testing for the Trust, and (xiii) prepare and furnish the Trust monthly broker security transaction summaries and transaction listings and performance information.

     The Administration Agreement may be terminated by a vote of a majority of the Trustees or by CMA, on 60 days' written notice without penalty. The Administration Agreement is not assignable without the written consent of the other party. Furthermore, the Administration Agreement provides that CMA shall not be liable to the Funds or to their shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty on the part of either CMA.

     ADMINISTRATION FEES PAID

     The table set forth below states the net administration fees paid to CMA for each Fund's fiscal year ended March 31, 2006.

                                              Administration
                                                   Fees
                                                Paid to CMA
                                                by the Fund    Amount Waived
                                              --------------   -------------
INTERNATIONAL/GLOBAL STOCK FUNDS
Global Value Fund                              $   607,094       $      0
Multi-Advisor International Equity Fund(a)     $ 2,486,178              0
International Value Fund(a)                    $ 6,173,316              0
Marsico International Opportunities Fund(a)    $ 3,021,701              0

DOMESTIC STOCK FUNDS
Asset Allocation Fund II                       $   182,699              0
Convertible Securities Fund                    $ 2,332,950              0
Marsico 21st Century Fund(a)                   $ 1,406,994              0
Marsico Focused Equities Fund(a)               $ 4,099,988              0
Marsico Growth Fund(a)                         $ 3,862,115              0
Marsico Mid Cap Growth Fund                    $ 1,158,048              0
Mid Cap Value Fund                             $ 2,603,232              0
Small Cap Value Fund II                        $   331,117              0
Small Cap Growth Fund II(a)                    $   551,382              0
Large Cap Core Fund(a)                         $ 1,823,544              0
Large Cap Value Fund                           $ 4,684,232        200,002

INDEX FUNDS
Large Cap Index Fund                           $ 2,013,756              0
Large Cap Enhanced Core Fund                   $   668,755              0
Mid Cap Index Fund                             $ 1,673,682              0
Small Cap Index Fund                           $ 1,314,412              0

LIFEGOAL PORTFOLIOS
LifeGoal Balanced Growth Portfolio             $         0              0
LifeGoal Growth Portfolio                      $         0              0
LifeGoal Income and Growth Portfolio           $         0              0
LifeGoal Income Portfolio                      $    76,349         34,231
Columbia Masters Global Equity Portfolio**     $         0              0
Columbia Masters Heritage Portfolio**          $         0              0
Columbia Masters International Equity
   Portfolio**                                 $         0              0

GOVERNMENT & CORPORATE BOND FUNDS
Total Return Bond Fund                         $ 2,885,235              0
High Income Fund(a)                            $ 1,739,806              0
Intermediate Core Bond Fund                    $ 1,007,059              0
Short Term Bond Fund                           $ 1,627,603        240,015

MUNICIPAL BOND FUNDS
Municipal Income Fund                          $   779,080              0
Short Term Municipal Bond Fund                 $ 1,119,283              0

STATE MUNICIPAL BOND FUNDS
California Intermediate Bond Fund              $   163,976              0
Florida Intermediate Bond Fund                 $   322,711              0
Georgia Intermediate Bond Fund                 $   177,330              0

                                              Administration
                                                   Fees
                                                Paid to CMA
                                                by the Fund    Amount Waived
                                              --------------   -------------
Maryland Intermediate Bond Fund                $   265,115              0
North Carolina Intermediate Bond Fund          $   241,603              0
South Carolina Intermediate Bond Fund          $   178,345              0
Texas Intermediate Bond Fund                   $   280,892              0
Virginia Intermediate Bond Fund                $   471,456              0

FIXED-INCOME SECTOR PORTFOLIOS
Corporate Bond Portfolio                       $         0              0
Mortgage- and Asset-Backed Portfolio           $         0              0

MONEY MARKET FUNDS
California Tax-Exempt Reserves                 $ 2,821,841              0
Cash Reserves                                  $54,668,495              0
Government Reserves                            $ 4,532,032              0
Money Market Reserves                          $13,355,232              0
Municipal Reserves                             $ 6,326,956              0
New York Tax-Exempt Reserves                   $   152,256              0
Tax-Exempt Reserves                            $ 3,649,877              0
Treasury Reserves                              $11,563,967              0

** The Masters Portfolios have not yet completed a full fiscal year end. Accordingly, fee paid are only shown from their date of inception (February 15, 2006) through March 31, 2006.

(a) The Administration fees are paid at both the Master and Feeder level; amounts shown above include only the portion paid at the Feeder Fund level.

     The table set forth below states the net administration fees paid to BACAP Distributors (the former administrator for the Funds) for each Fund's fiscal year ended March 31, 2005.

                                              Administration
                                                   Fees
                                               Paid to BACAP
                                               Distributors
                                               by the Fund*
                                              --------------
INTERNATIONAL/GLOBAL STOCK FUNDS
Global Value Fund                               $  566,209
Multi-Advisor International Equity Fund(a)       1,511,804
International Value Fund(a)                      5,249,498
Marsico International Opportunities Fund(a)      1,256,432

DOMESTIC STOCK FUNDS
Asset Allocation Fund II                           248,581
Convertible Securities Fund                      2,601,866
Marsico 21st Century Fund(a)                       380,702
Marsico Focused Equities Fund(a)                 2,634,629
Marsico Growth Fund(a)                           1,353,511
Marsico Mid Cap Growth Fund                        829,683
Mid Cap Value Fund                                 825,158
Small Cap Value Fund II                            265,042
Small Cap Growth Fund II(a)                        662,848
Large Cap Core Fund(a)                           2,021,703
Large Cap Value Fund                             2,573,437

INDEX FUNDS
Large Cap Index Fund                               745,716
Large Cap Enhanced Core Fund                       436,265
Mid Cap Index Fund                                 901,400
Small Cap Index Fund                               493,582

LIFEGOAL PORTFOLIOS
LifeGoal Balanced Growth Portfolio                       0
LifeGoal Growth Portfolio                                0
LifeGoal Income and Growth Portfolio                     0
LifeGoal Income Portfolio                          128,171

GOVERNMENT & CORPORATE BOND FUNDS

                                              Administration
                                                   Fees
                                               Paid to BACAP
                                               Distributors
                                               by the Fund*
                                              --------------
Total Return Bond Fund                           3,601,913
High Income Fund(a)                              1,370,286
Intermediate Core Bond Fund(a)                   1,099,541
Short Term Bond Fund                             1,809,491

MUNICIPAL BOND FUNDS
Municipal Income Fund                              973,763
Short Term Municipal Bond Fund                   1,702,952

STATE MUNICIPAL BOND FUNDS
California Intermediate Bond Fund                  195,192
Florida Intermediate Bond Fund                     320,659
Georgia Intermediate Bond Fund                     232,794
Maryland Intermediate Bond Fund                     46,654
North Carolina Intermediate Bond Fund              311,046
South Carolina Intermediate Bond Fund              348,535
Texas Intermediate Bond Fund                       365,715
Virginia Intermediate Bond Fund                    518,513

FIXED-INCOME SECTOR PORTFOLIOS
Corporate Bond Portfolio                                 0
Mortgage- and Asset-Backed Portfolio                     0

MONEY MARKET FUNDS
California Tax-Exempt Reserves                   1,842,476
Cash Reserves                                   51,790,536
Government Reserves                              3,666,263
Money Market Reserves                            9,763,936
Municipal Reserves                               4,996,856
New York Tax-Exempt Reserves                        79,802
Tax-Exempt Reserves                              2,695,340
Treasury Reserves                                8,738,885

(a) The Administration fees are paid at both the Master and Feeder level; amounts shown above include only the portion paid at the Feeder Fund level.

* Amounts are reduced by fees paid by BACAP Distributors to The Bank of New York, the Fund's former sub-administrator.

     The table set forth below states the net administration fees paid to BACAP Distributors (the former administrator for the Funds) for each Fund's fiscal year ended March 31, 2004.

                                              Administration
                                                   Fees
                                               Paid to BACAP
                                               Distributors
                                               by the Fund*
                                              --------------
INTERNATIONAL/GLOBAL STOCK FUNDS
Global Value Fund                               $  541,704
Multi-Advisor International Equity Fund(a)       1,317,554
International Value Fund(a)                      4,445,399
Marsico International Opportunities Fund(a)        436,142

DOMESTIC STOCK FUNDS
Asset Allocation Fund II                           365,274
Convertible Securities Fund                      2,536,565
Marsico 21st Century Fund(a)                       164,345
Marsico Focused Equities Fund(a)                 2,134,066
Marsico Growth Fund(a)                             743,367
Marsico Mid Cap Growth Fund                        893,016
Mid Cap Value Fund                                 736,981
Small Cap Value Fund II                            153,452
Small Cap Growth Fund II(a)                        703,599
Large Cap Core Fund(a)                           2,635,493
Large Cap Value Fund                             1,628,081

INDEX FUNDS

                                              Administration
                                                   Fees
                                               Paid to BACAP
                                               Distributors
                                               by the Fund*
                                              --------------
Large Cap Index Fund                             1,186,926
Large Cap Enhanced Core Fund                       434,806
Mid Cap Index Fund                                 679,475
Small Cap Index Fund                               707,584

LIFEGOAL PORTFOLIOS
LifeGoal Balanced Growth Portfolio                       0
LifeGoal Growth Portfolio                                0
LifeGoal Income and Growth Portfolio                     0
LifeGoal Income Portfolio                                0

GOVERNMENT & CORPORATE BOND FUNDS
Total Return Bond Fund                           4,863,355
High Income Fund(a)                              1,349,879
Intermediate Core Bond Fund(a)                     938,071
Short Term Bond Fund                             1,969,969

MUNICIPAL BOND FUNDS
Municipal Income Fund                            1,338,181
Short Term Municipal Bond Fund                   2,118,663

STATE MUNICIPAL BOND FUNDS
California Intermediate Bond Fund                  250,900
Florida Intermediate Bond Fund                     436,493
Georgia Intermediate Bond Fund                     306,066
Maryland Intermediate Bond Fund                    430,479
North Carolina Intermediate Bond Fund              422,604
South Carolina Intermediate Bond Fund              452,571
Texas Intermediate Bond Fund                       474,150
Virginia Intermediate Bond Fund                    614,120

MONEY MARKET FUNDS
California Tax-Exempt Reserves                   1,061,772
Cash Reserves                                   41,646,588
Government Reserves                              2,861,668
Money Market Reserves                            8,482,090
Municipal Reserves                               2,080,135
New York Tax-Exempt Reserves                       (90,624)
Tax-Exempt Reserves                              1,544,628
Treasury Reserves                                6,365,197

* Amounts are reduced by fees paid by BACAP Distributors to The Bank of New York, the Fund's former sub-administrator.

(a) The Administration fees are paid at both the Master and Feeder level; amounts shown above include only the portion paid at the Feeder Fund level.

     PRICING AND BOOKKEEPING AGENT

     CMA is responsible for providing certain pricing and bookkeeping services to the Funds. Effective December 1, 2005, the Trust entered into a Pricing and Bookkeeping Agreement and an amended Administration Agreement with CMA. Under these agreements, the Funds will continue to receive substantially the same pricing, bookkeeping and administrative services as they currently received under the Administration Agreement prior to December 1, 2005. Under a separate agreement (the "Outsourcing Agreement"), CMA has delegated the pricing and bookkeeping function to State Street. CMA pays fees to State Street under the Outsourcing Agreement. CMA and State Street will continue to provide these services to the Funds. For services provided under the Pricing and Bookkeeping Agreement, the funds will pay CMA or to such other person(s) as CMA may direct, an annual fee, payable monthly, consisting of: (i) for Fund accounting services, $25,000 plus an additional monthly fee based on a Fund's net asset value ("Fund Accounting Fee"); and (ii) for financial reporting services, $13,000 ("Financial Reporting Fee"); provided that during any 12-month period, the aggregate Fund Accounting Reporting Fee shall not exceed $140,000 (exclusive of out-of-pocket expenses and charges). The Fund will bear certain reimbursable costs and expenses as provided in the Pricing and Bookkeeping Agreement and the Administration Agreement.

     PRICING AND BOOKKEEPING AGENCY FEES PAID

     The table set forth below states the net pricing and bookkeeping fees paid to CMA from December 1, 2005, the date that CMA was engaged as Pricing and Bookkeeping Agent, through March 31, 2006, for the fiscal year ended March 31, 2006. Prior to December 1, 2005, pricing and bookkeeping agency services were provided by CMA under the Administration Agreement.

                                                 Pricing and
                                              Bookkeeping Fees
                                                 Paid to CMA
                                                 by the Fund
                                              ----------------
INTERNATIONAL/GLOBAL STOCK FUNDS
Global Value Fund                                   $42,923
Multi-Advisor International Equity Fund(a)          $66,712
International Value Fund(a)                         $18,502
Marsico International Opportunities Fund(a)         $63,808

DOMESTIC STOCK FUNDS
Asset Allocation Fund II                            $34,545
Convertible Securities Fund                         $57,015
Marsico 21st Century Fund(a)                        $57,806
Marsico Focused Equities Fund(a)                    $18,502
Marsico Growth Fund(a)                              $18,502
Marsico Mid Cap Growth Fund                         $47,184
Mid Cap Value Fund                                  $54,428
Small Cap Value Fund II                             $30,738
Small Cap Growth Fund II(a)                         $18,502
Large Cap Core Fund(a)                              $18,502
Large Cap Value Fund                                $53,764

INDEX FUNDS
Large Cap Index Fund                                $     0
Large Cap Enhanced Core Fund                        $44,908
Mid Cap Index Fund                                  $56,290
Small Cap Index Fund                                $     0

LIFEGOAL PORTFOLIOS
LifeGoal Balanced Growth Portfolio                  $     0
LifeGoal Growth Portfolio                           $     0
LifeGoal Income and Growth Portfolio                $     0
LifeGoal Income Portfolio                           $16,168
Columbia Masters Global Equity Portfolio**          $ 3,945
Columbia Masters Heritage Portfolio**               $ 3,945
Columbia Masters International Equity
   Portfolio**                                      $ 3,945

GOVERNMENT & CORPORATE BOND FUNDS
Total Return Bond Fund                              $69,239
High Income Fund(a)                                 $18,502
Intermediate Core Bond Fund                         $18,502
Short Term Bond Fund                                $63,079

MUNICIPAL BOND FUNDS
Municipal Income Fund                               $65,251
Short Term Municipal Bond Fund                      $72,626

STATE MUNICIPAL BOND FUNDS
California Intermediate Bond Fund                   $ 9,108
Florida Intermediate Bond Fund                      $15,974
Georgia Intermediate Bond Fund                      $ 9,022

                                           Pricing and
                                        Bookkeeping Fees
                                          Paid to CMA
                                           by the Fund
                                        ----------------
Maryland Intermediate Bond Fund              $37,027
North Carolina Intermediate Bond Fund        $36,880
South Carolina Intermediate Bond Fund        $34,654
Texas Intermediate Bond Fund                 $37,896
Virginia Intermediate Bond Fund              $46,862

FIXED-INCOME SECTOR PORTFOLIOS
Corporate Bond Portfolio                     $     0
Mortgage- and Asset-Backed Portfolio         $     0

MONEY MARKET FUNDS
California Tax-Exempt Reserves               $67,691
Cash Reserves                                $97,285
Government Reserves                          $54,692
Money Market Reserves                        $57,193
Municipal Reserves                           $87,690
New York Tax-Exempt Reserves                 $34,454
Tax-Exempt Reserves                          $72,771
Treasury Reserves                            $54,368

** The Masters Portfolios have not yet completed a full fiscal year end. Accordingly, fee paid are only shown from their date of inception (February 15, 2006) through March 31, 2006.

(a)  The amounts shown are only the portion paid at the Feeder Fund level.

                                   12B-1 PLANS

     The Trust has adopted a Rule 12b-1, or distribution plan, for the Class A Shares, Class B Shares, Class C Shares, Class R Shares, Daily Class Shares, Investor Class Shares, Liquidity Class Shares, Market Class Shares and Service Class Shares of the Funds that offer those classes. See "Capital Stock--Description of the Trust's Shares" for information about which Funds offer which classes of shares.

     With respect to a Fund's Class A Shares, the Trust has adopted a combined distribution and shareholder servicing plan. The Class A Distribution and Shareholder Servicing Plan and the Class A Distribution Plan provide that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling agents for sales support services they may provide or to Servicing Agents for shareholder services they may provide, up to 0.10% (on an annualized basis) of the average daily net asset value of the Class A Shares of the Money Market Funds and up to 0.25% (on an annualized basis) of the average daily net asset value of the Non-Money Market Funds.

     With respect to a Fund's Class B Shares, the Trust has adopted a distribution plan. The Class B Distribution Plan provides that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling agents for sales support services they may provide, up to 0.75% (on an annualized basis) of the average daily net asset value of the Class B Shares of the Funds. CMD has entered into an arrangement whereby sales commissions payable to broker/dealers with respect to sales of Class B Shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, CMD has assigned certain amounts that it is entitled to receive pursuant to the Class B Distribution Plan to the third party lender, as reimbursement and consideration for these payments.

     With respect to a Fund's Class C Shares, the Trust has adopted a distribution plan. The Class C Distribution Plan provides that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling agents for sales support services they may provide, up to 0.75% (on an annualized basis) of the average daily net asset value of the Class C Shares of the Funds.

     With respect to a Fund's Class R Shares, the Trust has adopted a distribution plan. The Class R Distribution Plan provides that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling agents for sales support services they may provide, up to 0.50% (on an annualized basis) of the average daily net asset value of the Class R Shares of the Funds.

     With respect to a Fund's Daily Class Shares, the Trust has adopted a distribution plan. The Daily Class Distribution Plan provides that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling agents for sales support services they may provide, up to 0.35% (on an annualized basis) of the average daily net asset value of the Daily Class Shares of the Funds.

     The Liquidity Class Distribution Plan provides that a Fund may reimburse distribution-related expenses of the Distributor for Liquidity Class Shares up to 0.25% (on an annualized basis) of the Funds' Liquidity Class Shares average daily net asset value and additionally, a Fund may pay the Distributor a fee of up to 0.25% (on an annualized basis) of the Liquidity Class Funds' average daily net assets. However, under the plan, to the extent that the Liquidity Class Shares of the Funds reimburse expenses or make payments pursuant to the Distribution Plan and/or their separate Shareholder Servicing Plan, the total of such reimbursements and payments may not exceed 0.25% (on an annualized basis) of the average daily net assets of any such Fund's Liquidity Class Shares.

     With respect to the Money Market Funds, the Trust has adopted a reduced distribution (12b-1) and shareholder servicing fee rates for the Liquidity Class Shares and a reduced distribution (12b-1) fee for the Service Class Shares. Under the revised Liquidity Class Distribution Plan, the Trust may reimburse distribution-related expenses of CMD for Liquidity Class Shares at an annual rate of 0.25% of the average daily net assets of the Funds' Liquidity Class Shares and additionally, the Trust may pay CMD a fee of up to 0.25% of the Liquidity Class Funds' average daily net assets. CMD may reimburse or compensate certain selling agents from these amounts. In addition, the Trust's revised Liquidity Class Shares Shareholder Servicing Plan provides that shareholder servicing fees of up to 0.25% of the average daily net assets of the Funds' Liquidity Class Shares can be paid to shareholder servicing agents. However, under the revised plans, to the extent that any Liquidity Class Shares of the Funds reimburse expenses or make payments pursuant to the Distribution Plan and/or their separate Shareholder Servicing Plan, the total of such reimbursements and payments may not exceed, on an annual basis, 0.25% of the average daily net assets of any such Fund's Liquidity Class Shares. The Trust has also adopted a reduction in the contractual waiver of distribution and shareholder servicing fees so that the net total Fund operating expense remained the same under the new distribution and shareholder servicing fees and a reduced distribution (12b-1) fee for the Service Class Shares of 0.55% of the average daily net assets of the Funds' Service Class Shares.

     With respect to a Fund's Market Class Shares, the Trust has adopted a distribution plan. The Market Class Distribution Plan provides that a Fund may compensate or reimburse the

Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling agents for sales support services they may provide, up to 0.20% (on an annualized basis) of the average daily net asset value of the Market Class Shares of the Funds.

     With respect to a Fund's Service Class Shares, the Trust has adopted a distribution plan. The Service Class Distribution Plan provides that a Fund may pay the Distributor up to 0.55% (on an annualized basis) of the average daily net asset value of the Service Class Shares of the Funds that the Distributor may use to compensate Selling Agents.

     Payments under the Class A Distribution and Servicing Plan, the Class A Distribution Plan, Class B Distribution Plan, Class C Distribution Plan, Daily Class Distribution Plan, Market Class or Service Class Distribution Plan and Investor Class Distribution Plan generally may be made with respect to the following: (i) preparation, printing and distribution of prospectuses, sales literature and advertising materials; (ii) commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iii) overhead and other office expenses of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iv) opportunity costs relating to the foregoing (which may be calculated as a carrying charge on the Distributor's or Selling Agents' unreimbursed expenses incurred in connection with distribution or sales support activities, respectively); and (v) any other costs and expenses relating to distribution or sales support activities.

     Payments under the Liquidity Distribution Plan may be made with respect to the following: (i) the incremental printing costs incurred in producing for and distributing to persons other than current shareholders, the reports, prospectuses, notices and similar materials that are prepared for current shareholders; (ii) the cost of complying with state and federal laws pertaining to the distribution of the shares; (iii) advertising; (iv) the costs of preparing, printing and distributing any literature used in connection with the offering of the shares; (v) expenses incurred in connection with the promotion and sale of the shares including, travel and communication expenses and expenses for the compensation of and benefits for sales personnel; and (vi) any other expenses reasonably incurred in connection with the distribution and marketing of the shares.

     Payments under the Market Class Distribution Plan may be made with respect to the following: (i) to compensate Selling Agents for providing distribution assistance relating to that shares; (ii) for promotional activities intended to result in the sale of the shares such as by paying for the preparation, printing and distribution of prospectuses for other than current shareholders; and (iii) to compensate Selling Agents for providing distribution services with regard to their customers who are, from time to time, beneficial and record owners of shares.

     All of the Distribution Plans may be terminated with respect to their respective shares by vote of a majority of the Trustees, including a majority of the Independent Board Members, or by vote of a majority of the holders of the outstanding voting securities of the appropriate share class. Any change in a 12b-1 Plan that would increase materially the distribution expenses paid by the appropriate share class requires shareholder approval.

     Expenses incurred by the Distributor pursuant to a Distribution Plan in any given year may exceed the sum of the fees received under the Distribution Plan. Any such excess may be recovered by the Distributor in future years so long as the Distribution Plan is in effect. If the

Distribution Plan were terminated or not continued, a Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund. There were no unreimbursed expenses incurred under any of the Distribution Plans in the previous fiscal year to be carried over to the current fiscal year.

     The Funds participate in joint distribution activities with other Funds in the Columbia Funds Family. The fees paid under each Distribution Plan adopted by a Fund may be used to finance the distribution of the shares of other Funds in the Columbia Funds Family. Such distribution costs are allocated based on the relative net asset size of the respective Funds.

     For the Class A Distribution and Shareholder Servicing Plan and the Class A Distribution Plan, the Funds paid the following 12b-1 fees to the Distributor for the fiscal year ended March 31, 2006. The Trust is not aware as to what amount, if any, of the 12b-1 fees paid to the Distributor were, on a Fund-by-Fund basis, used for advertising, printing and mailing of prospectuses to other than current shareholders, compensation to broker-dealers, compensation to sales personnel or interest, carrying or other financing charges.

                                             12b-1 Fees     Amount Waived
                                                Paid        or Reimbursed
                                           --------------   -------------
INTERNATIONAL/GLOBAL STOCK FUNDS
Global Value Fund                            $  309,064       $     0
Multi-Advisor International Equity Fund      $   84,164             0
International Value Fund                     $2,289,050             0
Marsico International Opportunities Fund     $  196,000             0

STOCK FUNDS
Asset Allocation Fund II                     $  288,814             0
Convertible Securities Fund                  $  904,040             0
Marsico 21st Century Fund                    $  874,452             0
Marsico Focused Equities Fund                $4,024,866             0
Marsico Growth Fund                          $3,580,942             0
Marsico Mid Cap Growth Fund                  $   63,673             0
Mid Cap Value Fund                           $  987,166             0
Small Cap Value Fund II                      $   14,836             0
Small Cap Growth Fund II                     $  336,617             0
Large Cap Core Fund                          $  512,518             0
Large Cap Value Fund                         $1,675,266             0

INDEX FUNDS
Large Cap Index Fund                         $  133,867             0
Large Cap Enhanced Core Fund                 $   43,830             0
Mid Cap Index Fund                           $   33,868             0
Small Cap Index Fund                         $   67,732             0

LIFEGOAL PORTFOLIOS
LifeGoal Balanced Growth Portfolio           $  459,950             0
LifeGoal Growth Portfolio                    $  283,696             0
LifeGoal Income and Growth Portfolio         $  113,890             0
LifeGoal Income Portfolio                    $   50,188             0
Columbia Masters Global Equity Portfolio     $      473             0
Columbia Masters Heritage Portfolio          $    1,724             0
Columbia Masters International Equity
Portfolio                                    $      718             0

GOVERNMENT & CORPORATE BOND FUNDS
Total Return Bond Fund                       $   85,564             0
High Income Fund                             $  333,020             0
Intermediate Core Bond Fund                  $   87,111         2,383
Short Term Bond Fund                         $  159,240             0

MUNICIPAL BOND FUNDS
Municipal Income Fund                        $   75,864             0
Short Term Municipal Bond Fund               $  170,616             0

STATE MUNICIPAL BOND FUNDS

                                             12b-1 Fees     Amount Waived
                                                Paid        or Reimbursed
                                             ----------     -------------
California Intermediate Bond Fund              $ 13,291             0
Florida Intermediate Bond Fund                 $ 85,030             0
Georgia Intermediate Bond Fund                 $ 47,313             0
Maryland Intermediate Bond Fund                $ 75,283             0
North Carolina Intermediate Bond Fund          $ 49,518             0
South Carolina Intermediate Bond Fund          $ 54,724             0
Texas Intermediate Bond Fund                   $ 17,447             0
Virginia Intermediate Bond Fund                $127,180             0

MONEY MARKET FUNDS
California Tax-Exempt Reserves                       --             0
Cash Reserves                                  $277,374             0
Government Reserves                            $ 23,770             0
Money Market Reserves                                --             0
Municipal Reserves                                   --             0
New York Tax-Exempt Reserves                         --             0
Tax-Exempt Reserves                            $ 26,584             0
Treasury Reserves                              $650,284             0

     For the Class B Distribution Plan, the Funds paid the following 12b-1 fees to the Distributor for the fiscal year ended March 31, 2006. The Trust is not aware as to what amount, if any, of the 12b-1 fees paid to the Distributor were, on a Fund-by-Fund basis, used for advertising, printing and mailing of prospectuses to other than current shareholders, compensation to broker-dealers, compensation to sales personnel or interest, carrying or other financing charges.

                                           12b-1 Fees       Amount Waived
                                              Paid          or Reimbursed
                                           ----------       -------------
INTERNATIONAL/GLOBAL STOCK FUNDS
Global Value Fund                            $  331,687             0
Multi-Advisor International Equity Fund      $   70,958             0
International Value Fund                     $  818,802             0
Marsico International Opportunities Fund     $  201,625             0

STOCK FUNDS
Asset Allocation Fund II                     $  237,164             0
Convertible Securities Fund                  $1,296,677             0
Marsico 21st Century Fund                    $  543,827             0
Marsico Focused Equities Fund                $3,860,428             0
Marsico Growth Fund                          $1,478,402             0
Marsico Mid Cap Growth Fund                  $  140,647             0
Mid Cap Value Fund                           $1,215,520             0
Small Cap Growth Fund II                     $  117,147             0
Small Cap Value Fund II                      $   12,625             0
Large Cap Core Fund                          $  257,601             0
Large Cap Value Fund                         $4,198,239             0

INDEX FUNDS
Large Cap Index Fund                         $   49,030             0
Large Cap Enhanced Core Fund                        N/A             0
Mid Cap Index Fund                                  N/A             0
Small Cap Index Fund                                N/A             0

LIFEGOAL PORTFOLIOS
LifeGoal Balanced Growth Portfolio           $2,248,162             0
LifeGoal Growth Portfolio                    $1,016,335             0
LifeGoal Income and Growth Portfolio         $  641,803             0
LifeGoal Income Portfolio                    $   92,355             0
Columbia Masters Global Equity Portfolio     $      462             0
Columbia Masters Heritage Portfolio          $    1,631             0
Columbia Masters International Equity
Portfolio                                    $      378             0

GOVERNMENT & CORPORATE BOND FUNDS
Total Return Bond Fund                       $  102,146             0

                                             12b-1 Fees     Amount Waived
                                                Paid        or Reimbursed
                                             ----------     -------------
High Income Fund                               $863,701             0
Intermediate Core Bond Fund                    $ 67,692             0
Short Term Bond Fund                           $169,361        55,130

MUNICIPAL BOND FUNDS
Municipal Income Fund                          $ 39,832             0
Short Term Municipal Bond Fund                 $  8,126             0

STATE MUNICIPAL BOND FUNDS
California Intermediate Bond Fund              $  9,566             0
Florida Intermediate Bond Fund                 $ 59,583             0
Georgia Intermediate Bond Fund                 $ 32,879             0
Maryland Intermediate Bond Fund                $ 80,438             0
North Carolina Intermediate Bond Fund          $ 65,962             0
South Carolina Intermediate Bond Fund          $ 60,713             0
Texas Intermediate Bond Fund                   $ 16,259             0
Virginia Intermediate Bond Fund                $ 85,967             0

MONEY MARKET FUNDS
California Tax-Exempt Reserves                 $     49             0
Cash Reserves                                  $265,470             0
Government Reserves                            $  4,395             0
Money Market Reserves                          $ 42,851             0
Municipal Reserves                             $    599             0
New York Tax-Exempt Reserves                         --             0
Tax-Exempt Reserves                                  --             0
Treasury Reserves                              $  1,761             0

     For the Class C Distribution Plan, the Funds paid the following 12b-1 fees to the Distributor for the fiscal year ended March 31, 2006. The Trust is not aware as to what amount, if any, of the 12b-1 fees paid to the Distributor were, on a Fund-by-Fund basis, used for advertising, printing and mailing of prospectuses to other than current shareholders, compensation to broker-dealers, compensation to sales personnel or interest, carrying or other financing charges.

                                           12b-1 Fees       Amount Waived
                                              Paid          or Reimbursed
                                           ----------       -------------
INTERNATIONAL/GLOBAL STOCK FUNDS
Global Value Fund                            $  719,093              0
Multi-Advisor International Equity Fund      $   21,804              0
International Value Fund                     $1,195,431              0
Marsico International Opportunities Fund     $  203,535              0

STOCK FUNDS
Asset Allocation Fund II                        $18,361              0
Convertible Securities Fund                  $  462,539              0
Marsico 21st Century Fund                    $  584,569              0
Marsico Focused Equities Fund                $3,323,497              0
Marsico Growth Fund                          $3,819,841              0
Marsico Mid Cap Growth Fund                  $   12,470              0
Mid Cap Value Fund                           $  354,619              0
Small Cap Growth Fund II                     $   27,222              0
Small Cap Value Fund II                      $    5,708              0
Large Cap Core Fund                          $  108,718              0
Large Cap Value Fund                         $  454,178              0

INDEX FUNDS
Large Cap Index Fund                                N/A              0
Large Cap Enhanced Core Fund                        N/A              0
Mid Cap Index Fund                                  N/A              0
Small Cap Index Fund                                N/A              0

LIFEGOAL PORTFOLIOS
LifeGoal Balanced Growth Portfolio           $  610,497              0

                                           12b-1 Fees       Amount Waived
                                              Paid          or Reimbursed
                                           ----------       -------------
LifeGoal Growth Portfolio                      $367,199              0
LifeGoal Income and Growth Portfolio           $150,346              0
LifeGoal Income Portfolio                      $ 56,665              0
Columbia Masters Global Equity Portfolio       $    308              0
Columbia Masters Heritage Portfolio            $  1,274              0
Columbia Masters International Equity
Portfolio                                      $    991              0

GOVERNMENT & CORPORATE BOND FUNDS
Total Return Bond Fund                         $ 16,692              0
High Income Fund                               $319,687              0
Intermediate Core Bond Fund                    $ 27,386          1,141
Short Term Bond Fund                           $153,233         55,130

MUNICIPAL BOND FUNDS
Municipal Income Fund                          $  5,980              0
Short Term Municipal Bond Fund                 $200,870              0

STATE MUNICIPAL BOND FUNDS
California Intermediate Bond Fund              $ 16,858              0
Florida Intermediate Bond Fund                 $ 56,195              0
Georgia Intermediate Bond Fund                 $ 21,851              0
Maryland Intermediate Bond Fund                $ 18,957              0
North Carolina Intermediate Bond Fund          $ 35,766              0
South Carolina Intermediate Bond Fund          $ 59,948              0
Texas Intermediate Bond Fund                   $  2,315              0
Virginia Intermediate Bond Fund                $ 12,162              0

MONEY MARKET FUNDS
California Tax-Exempt Reserves                       --              0
Cash Reserves                                  $ 12,800              0
Government Reserves                                  --              0
Money Market Reserves                          $  3,746              0
Municipal Reserves                                   --              0
New York Tax-Exempt Reserves                         --              0
Tax-Exempt Reserves                                  --              0
Treasury Reserves                                    --              0

     For the Daily Class Distribution Plan, the Funds paid the following 12b-1 fees to the Distributor for the fiscal year ended March 31, 2006. The Trust is not aware as to what amount, if any, of the 12b-1 fees paid to the Distributor were, on a Fund-by-Fund basis, used for advertising, printing and mailing of prospectuses to other than current shareholders, compensation to broker-dealers, compensation to sales personnel or interest, carrying or other financing charges:

                                 12b-1 Fees       Amount Waived
                                    Paid          or Reimbursed
                                 ----------       -------------
MONEY MARKET FUNDS
California Tax-Exempt Reserves     $ 3,525,881          $0
Cash Reserves                      $44,576,417           0
Government Reserves                $ 1,573,534           0
Money Market Reserves              $    16,781           0
Municipal Reserves                 $ 3,363,255           0
New York Tax-Exempt Reserves                --           0
Tax-Exempt Reserves                $   110,260           0
Treasury Reserves                  $ 1,435,238           0

     For the Investor Class Distribution Plan, the Funds paid the following 12b-1 fees to the Distributor for the fiscal year ended March 31, 2006. The Trust is not aware as to what amount, if any, of the 12b-1 fees paid to the Distributor were, on a Fund-by-Fund basis, used for advertising, printing and mailing of prospectuses to other than current shareholders, compensation to broker-dealers, compensation to sales personnel or interest, carrying or other financing charges:


                                                Amount
                                    12b-1      Waived or
                                  Fees Paid   Reimbursed
                                 ----------   ----------
MONEY MARKET FUNDS
California Tax-Exempt Reserves   $  276,822       $0
Cash Reserves                    $1,563,801        0
Government Reserves              $  376,493        0
Money Market Reserves            $  101,151        0
Municipal Reserves               $   72,468        0
New York Tax-Exempt Reserves             --        0
Tax-Exempt Reserves              $   11,672        0
Treasury Reserves                $  293,394        0

     For the Class R Distribution Plan, the Funds paid the following 12b-1 fees to the Distributor for the fiscal year ended March 31, 2006. The Trust is not aware as to what amount, if any, of the 12b-1 fees paid to the Distributor were, on a Fund-by-Fund basis, used for advertising, printing and mailing of prospectuses to other than current shareholders, compensation to broker-dealers, compensation to sales personnel or interest, carrying or other financing charges:


                                                           Amount
                                               12b-1      Waived or
                                             Fees Paid   Reimbursed
                                             ---------   ----------
INTERNATIONAL/GLOBAL STOCK FUNDS
Multi-Advisor International Equity Fund         $10          $0
Marsico International Opportunities Fund        $10           0

STOCK FUNDS
Marsico 21st Century Fund                       $10           0
Marsico Growth Fund                             $22           0
Mid Cap Value Fund                              $10           0
Small Cap Value Fund II                         $10           0
Large Cap Value Fund                            $10           0

INDEX FUNDS
Large Cap Enhanced Core Fund                    $10           0

LIFEGOAL PORTFOLIOS AND MASTERS PORTFOLIOS
LifeGoal Balanced Growth Portfolio              $10           0
LifeGoal Growth Portfolio                       $10           0
LifeGoal Income and Growth Portfolio            $10           0
Columbia Masters International Equity           $ 6           0
Portfolio

     For the Liquidity Class Distribution Plan, the Funds paid the following 12b-1 fees to the Distributor for the fiscal year ended March 31, 2006. The Trust is not aware as to what amount, if any, of the 12b-1 fees paid to the Distributor were, on a Fund-by-Fund basis, used for advertising, printing and mailing of prospectuses to other than current shareholders, compensation to broker-dealers, compensation to sales personnel or interest, carrying or other financing charges:


                                                Amount
                                    12b-1      Waived or
                                  Fees Paid   Reimbursed
                                 ----------   ----------
MONEY MARKET FUNDS
California Tax-Exempt Reserves   $   61,651   $   24,660
Cash Reserves                    $2,925,075   $1,170,020
Government Reserves              $1,740,464   $  696,186
Money Market Reserves            $2,146,927   $  858,772
Municipal Reserves               $  815,360   $  326,144

                                                Amount
                                  Net 12b-1    Waived or
                                  Fees Paid   Reimbursed
                                 ----------   ----------
New York Tax-Exempt Reserves             --           --
Tax-Exempt Reserves              $   21,133   $    8,453
Treasury Reserves                $1,306,800   $  522,720

     For the Market Class Distribution Plan, the Funds paid the following 12b-1 fees to the Distributor for the fiscal year ended March 31, 2006. The Trust is not aware as to what amount, if any, of the 12b-1 fees paid to the Distributor were, on a Fund-by-Fund basis, used for advertising, printing and mailing of prospectuses to other than current shareholders, compensation to broker-dealers, compensation to sales personnel or interest, carrying or other financing charges:

                                               Amount
                                 Net 12b-1    Waived or
                                 Fees Paid   Reimbursed
                                 ---------   ----------
MONEY MARKET FUNDS
California Tax-Exempt Reserves    $     9        $0
Cash Reserves                     $ 1,654         0
Government Reserves               $    26         0
Money Market Reserves             $   224         0
Municipal Reserves                $     9         0
New York Tax-Exempt Reserves      $77,983         0
Tax-Exempt Reserves                    --         0
Treasury Reserves                 $     9         0

     For the Service Class Distribution Plan, the Funds paid the following 12b-1 fees to the Distributor for the fiscal year ended March 31, 2006. The Trust is not aware as to what amount, if any, of the 12b-1 fees paid to the Distributor were, on a Fund-by-Fund basis, used for advertising, printing and mailing of prospectuses to other than current shareholders, compensation to broker-dealers, compensation to sales personnel or interest, carrying or other financing charges:

                                               Amount
                                 Net 12b-1    Waived or
                                 Fees Paid   Reimbursed
                                 ---------   ----------
Money Market Funds
California Tax-Exempt Reserves         --        $0
Cash Reserves                          --         0
Government Reserves                    --         0
Money Market Reserves             $15,835         0
Municipal Reserves                     --         0
New York Tax-Exempt Reserves           --         0
Tax-Exempt Reserves                    --         0
Treasury Reserves                      --         0

EXPENSES

     The Distributor and Administrator furnish, without additional cost to the Trust, the services of certain officers of the Trust and such other personnel (other than the personnel of an Adviser) as are required for the proper conduct of the Trust's affairs. The Distributor bears the incremental expenses of printing and distributing prospectuses used by the Distributor or furnished by the Distributor to investors in connection with the public offering of the Trust's shares and the costs of any other promotional or sales literature, except that to the extent permitted under the Distribution Plans of each Fund, sales-related expenses incurred by the Distributor may be reimbursed by the Trust.

     The Trust pays or causes to be paid all other expenses of the Trust, including, without limitation: the fees of the Adviser, the Distributor, Administrator and Sub-Administrator; the charges and expenses of any registrar, any custodian or depository appointed by the Trust for the safekeeping of its cash, Fund securities and other property, and any stock transfer, dividend or accounting agent or agents appointed by the Trust; brokerage commissions chargeable to the Trust in connection with Fund securities transactions to which the Trust is a party; all taxes, including securities issuance and transfer taxes; corporate fees payable by the Trust to federal, state or other governmental agencies; all costs and expenses in connection with the registration and maintenance of registration of the Trust and its Funds' shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of typesetting prospectuses and statements of additional information of the Trust (including supplements thereto) and periodic reports and of printing and distributing such prospectuses and statements of additional information (including supplements thereto) to the Trust's shareholders; all expenses of shareholders' and Trustee meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any distribution, whether in shares or cash; charges and expenses of any outside service used for pricing of the Trust's shares; fees and expenses of legal counsel and of independent auditors in connection with any matter relating to the Trust; membership dues of industry associations; interest payable on Trust borrowings; postage and long-distance telephone charges; insurance premiums on property or personnel (including officers and directors) of the Trust which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Trust's operation unless otherwise explicitly assumed by the Adviser), the Administrator or Sub-Administrator.

     Expenses of the Trust which are not attributable to the operations of any class of shares or Fund are pro-rated among all classes of shares or Fund based upon the relative net assets of each class or Fund. Expenses which are not directly attributable to a specific class of shares but are attributable to a specific Fund are prorated among all the classes of shares of such Fund based upon the relative net assets of each such class of shares. Expenses which are directly attributable to a class of shares are charged against the income available for distribution as dividends to such class of shares.

     OTHER SERVICE PROVIDERS

     TRANSFER AGENTS AND CUSTODIANS

     CMS, P.O. Box 8081, Boston, Massachusetts 02286-8081, acts as Transfer Agent for each Fund's shares. Prior to August 22, 2005, PFPC was the Transfer Agent for the Funds' shares. Under the Transfer Agency Agreement, the Transfer Agent maintains shareholder account records for the Trust, handles certain communications between shareholders and the Trust, distributes distributions payable by the Trust to shareholders, produces statements with respect to account activity for the Trust and its shareholders for these services and provides other shareholder servicing functions. The Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts that it maintains for the Trust during the month and is reimbursed for out-of-pocket expenses. In addition the Trust may pay CMS the fees and expenses it pays to third-party dealer firms that maintain omnibus accounts with the Funds. CMS retains BFDS/DST, 2 Heritage Drive, North Quincy, MA 02171 as the Funds' sub-transfer agent. BFDS/DST assists CMS in carrying out its duties as Transfer Agent.

     State Street, Two Avenue de Lafayette, LCC/4S, Boston, Massachusetts 02111 acts as the Funds' custodian. Prior to June 13, 2005, BNY was the Funds' Custodian. As Custodian, State Street maintains the Funds' securities, cash and other property, delivers securities against payment upon sale and pays for securities against delivery upon purchase, makes payments on behalf of such Funds for payments of dividends, distributions and redemptions, endorses and collects on behalf of such Funds all checks, and receives all dividends and other distributions made on securities owned by such Funds.

     With respect to foreign custody activities, the SEC has amended Rule 17f-5 under the 1940 Act and adopted Rule 17f-7 to permit the Board to delegate certain foreign custody matters to foreign custody managers and to modify the criteria applied in the selection process. Accordingly, State Street serves as Foreign Custody Manager, pursuant to the Custodian Agreement, under which the Board retains the responsibility for selecting foreign compulsory depositories, although State Street agrees to make certain findings with respect to such depositories and to monitor such depositories.

     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Trust issues unaudited financial information semi-annually and audited financial statements annually. The annual financial statements for the Funds fiscal year ended March 31, 2006 have been audited by PricewaterhouseCoopers LLP. The Board has selected PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, as the Trust's independent registered public accounting firm to audit the Trust's books and review its tax returns for the fiscal year ended March 31, 2007.

     The Funds' Annual Reports for the fiscal period ended March 31, 2006 are incorporated herein by reference into this SAI.

     COUNSEL

     Morrison & Foerster LLP serves as legal counsel to the Trust. Its address is 2000 Pennsylvania Avenue, N.W., Washington, D.C. 20006.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     GENERAL BROKERAGE POLICY, BROKERAGE TRANSACTIONS AND BROKER SELECTION

     Subject to policies established by the Board, the Adviser (which in this context refers to the investment sub-adviser(s) who make the day-to-day decisions for a Fund) is responsible for decisions to buy and sell securities for each Fund, for the selection of broker/dealers, for the execution of a Fund's securities transactions, and for the allocation of brokerage in connection with such transactions. The Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Purchases and sales of securities on a securities exchange are effected through brokers who charge negotiated commissions for their services. Orders may be directed to any broker to the extent and in the manner permitted by applicable law.

     In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     The Funds are affiliated with the NYSE specialist firm Fleet Specialist, Inc. In order to ensure that markets are fair, orderly and competitive, NYSE specialist firms are responsible for maintaining a liquid and continuous two-sided auction market by acting as both an agent and a principal. Specialists are entrusted to hold the interest of customer orders above the specialist's own interest and will buy and sell securities as principal when such transactions are necessary to minimize imbalances between supply and demand. Fleet Specialist may make a market in certain securities held by the Funds.

     In placing orders for portfolio securities of a Fund, the Adviser gives primary consideration to obtaining the most favorable price and efficient execution. This means that the Adviser will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker/dealer, the reputation, reliability, experience and financial condition of the broker/dealer, the value and quality of the services rendered by the broker/dealer in this instant and other transactions, and the reasonableness of the spread or commission, if any. Research services received from broker/dealers supplement the Adviser's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; Fund management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Adviser and to the Board with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

     The outside research is useful to the Adviser since, in certain instances, the broker/dealers utilized by the Adviser may follow a different universe of securities issuers and other matters than the Adviser's staff can follow. In addition, this research provides the Adviser with a different perspective on financial markets, even if the securities research obtained relates to issues followed by the Adviser. Research services which are provided to the Adviser by broker/dealers are available for the benefit of all accounts managed or advised by the Adviser. In some cases, the research services are available only from the broker/dealer providing such services. In other cases, the research services may be obtainable from alternative sources. The Adviser is of the opinion that because the broker/dealer research supplements rather than replaces its research, the receipt of such research does not tend to decrease its expenses, but tends to improve the quality of its investment advice. However, to the extent that the Adviser would have purchased any such research services had such services not been provided by broker/dealers, the expenses of such services to the Adviser could be considered to have been reduced accordingly. Certain research services furnished by broker/dealers may be useful to the Adviser with clients other than the Funds.

Similarly, any research services received by the Adviser through the placement of transactions of other clients may be of value to the Adviser in fulfilling its obligations to the Funds. The Adviser is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Trust by improving the quality of the Adviser's investment advice. The advisory fees paid by the Trust are not reduced because the Adviser receives such services.

     Under Section 28(e) of the 1934 Act, the Adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), the Adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided...viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker/dealer provide an adviser with lawful and appropriate assistance in the performance of its investment decision making responsibilities." Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Some broker/dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser's clients, including the Funds.

     Commission rates are established pursuant to negotiations with the broker/dealers based on the quality and quantity of execution services provided by the broker/dealer in light of generally prevailing rates. On exchanges on which commissions are negotiated, the cost of transactions may vary among different broker/dealers. Transactions on foreign stock exchanges involve payment of brokerage commissions which are generally fixed. Transactions in both foreign and domestic over-the-counter markets are generally principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser, where possible, will deal directly with dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere.

     In certain instances there may be securities which are suitable for more than one Fund as well as for one or more of the other clients of the Adviser. Investment decisions for each Fund and for the Adviser's other clients are made with the goal of achieving their respective investment objectives. A particular security may be bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when a number of accounts receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. In some cases, this policy could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned.

     The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Fund's interests.

     The Trust will not execute portfolio transactions through, or purchase or sell portfolio securities from or to, the Distributor, the Adviser, the Administrator, the Administrator or its affiliates, acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by applicable law, regulation or order. In addition, the Trust will not give preference to Bank of America or any of its affiliates, with respect to such transactions or securities. However, the Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain broker/dealers and financial institutions, including, in the case of agency transactions, broker/dealers and financial institutions which are affiliated with Bank of America. To the extent that a Fund executes any securities trades with an affiliate of Bank of America, a Fund does so in conformity with Rule 17e-1 under the 1940 Act and the procedures that each Fund has adopted pursuant to the rule. In this regard, for each transaction, the Board will determine that: (a) the transaction resulted in prices for and execution of securities transactions at least as favorable to the particular Fund as those likely to be derived from a non-affiliated qualified broker/dealer; (b) the affiliated broker/dealer charged the Fund commission rates consistent with those charged by the affiliated broker/dealer in similar transactions to clients comparable to the Fund and that are not affiliated with the broker/dealer in question; and (c) the fees, commissions or other remuneration paid by the Fund did not exceed 2% of the sales price of the securities if the sale was effected in connection with a secondary distribution, or 1% of the purchase or sale price of such securities if effected in other than a secondary distribution.

     Certain affiliates of Bank of America Corporation, such as its subsidiary banks, may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds purchased by certain of the Funds. Bank of America or certain of its affiliates may serve as trustee, custodian, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of municipal securities. Under certain circumstances, the Funds may purchase municipal securities from a member of an underwriting syndicate in which an affiliate of Bank of America is a member. The Trust has adopted procedures pursuant to Rule 10f-3 under the 1940 Act, and intends to comply with the requirements of Rule 10f-3, in connection with any purchases of municipal securities that may be subject to the Rule.

     Particularly given the breadth of the Adviser's investment management activities, investment decisions for each Fund are not always made independently from those for the other Funds, or other investment companies and accounts advised or managed by the Adviser. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Funds and another investment portfolio, investment company, or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each Fund and such other investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment portfolios, investment companies, or accounts in executing transactions.

                         AGGREGATE BROKERAGE COMMISSIONS

                                                  Fiscal Year Ended   Fiscal Year Ended   Fiscal Year Ended
                                                    March 31, 2006      March 31, 2005      March 31, 2004
                                                  -----------------   -----------------   -----------------
INTERNATIONAL/GLOBAL STOCK FUNDS
Global Value Fund                                     $  272,455          $  305,490          $  489,391
Multi-Advisor International Equity Fund(a)             3,732,968           4,413,519           3,112,943
Marsico International Opportunities Fund(a)            5,516,454           6,260,063           2,169,189
International Value Fund                               2,170,695           2,596,294           1,876,769

STOCK FUNDS
Asset Allocation Fund II                                                     107,412             314,046
Convertible Securities Fund                              294,402             597,582           1,030,507
Marsico 21st Century Fund(a)                           3,415,987             924,414             624,850
Marsico Focused Equities Fund(a)                       5,462,075           5,389,341           4,836,576
Marsico Growth Fund(a)                                 6,427,955           2,913,964           2,453,050
Marsico Mid Cap Growth Fund                            1,768,615           1,168,083           1,135,055
Mid Cap Value Fund                                     2,270,763           1,030,900           1,507,165
Small Cap Value Fund II                                  853,883             600,605           1,034,932
Small Cap Growth Fund II                               2,130,373           2,124,099           1,534,725
Large Cap Core Fund                                    2,462,744           4,390,106           2,414,696
Large Cap Value Fund                                   3,474,135           2,643,850           2,672,518

INDEX FUNDS
Large Cap Index Fund                                      36,585              16,935              14,705
Mid Cap Index Fund                                       140,823              53,188              72,098
Small Cap Index Fund                                      53,577              64,320             110,429
Large Cap Enhanced Core Fund                             480,489             509,507             811,723

LIFEGOAL PORTFOLIOS
LifeGoal Balanced Growth Portfolio                    $        0                   0                   0
LifeGoal Growth Portfolio                             $        0                   0                   0
LifeGoal Income and Growth Portfolio                  $        0                   0                   0
LifeGoal Income Portfolio                             $        0                   0                   0
Columbia Masters Global Equity Portfolio              $        0                 n/a                 n/a
Columbia Masters Heritage Portfolio                   $        0                 n/a                 n/a
Columbia Masters International Equity Portfolio       $        0                 n/a                 n/a

GOVERNMENT & CORPORATE BOND FUNDS

                                                  Fiscal Year Ended   Fiscal Year Ended   Fiscal Year Ended
                                                    March 31, 2006      March 31, 2005      March 31, 2004
                                                  -----------------   -----------------   -----------------
Total Return Bond Fund                                $        0                   0                   0
High Income Fund(a)                                       39,773              78,236              27,483
Intermediate Core Bond Fund(a)                        $        0                   0                   0
Short Term Bond Fund                                  $        0                   0                   0

MUNICIPAL BOND FUNDS                                  $        0                   0                   0
Municipal Income Fund                                 $        0                   0                   0
Short Term Municipal Bond Fund                        $        0                   0                   0

STATE MUNICIPAL BOND FUNDS
California Intermediate Bond Fund                     $        0                   0                   0
Florida Intermediate Bond Fund                        $        0                   0                   0
Georgia Intermediate Bond Fund                        $        0                   0                   0
Maryland Intermediate Bond Fund                       $        0                   0                   0
North Carolina Intermediate Bond Fund                 $        0                   0                   0
South Carolina Intermediate Bond Fund                 $        0                   0                   0
Texas Intermediate Bond Fund                          $        0                   0                   0
Virginia Intermediate Bond Fund                       $        0                   0                   0

FIXED-INCOME SECTOR PORTFOLIOS
Corporate Bond Portfolio                              $        0                   0                   0
Mortgage- and Asset-Backed Portfolio                  $        0                   0                   0

MONEY MARKET FUNDS
California Tax-Exempt Reserves                        $        0                   0                   0
Cash Reserves                                         $        0                   0                   0
Government Reserves                                   $        0                   0                   0
Money Market Reserves                                 $        0                   0                   0
Municipal Reserves                                    $        0                   0                   0
New York Tax-Exempt Reserves                          $        0                   0                   0
Tax-Exempt Reserves                                   $        0                   0                   0
Treasury Reserves                                     $        0                   0                   0

(a) Because this Feeder Fund's advisory fees are paid at the Master Portfolio level, amounts shown are for its Master Portfolio, which include one or more additional feeder funds.

     BROKERAGE COMMISSIONS PAID TO AFFILIATES

     In certain instances the Funds may pay brokerage commissions to broker/dealers that are affiliates of Bank of America. As indicated above, all such transactions involving the payment of brokerage commissions are done in compliance with Rule 17e-1 under the 1940 Act.

     The following Funds (or their Master Portfolios) have paid no brokerage commissions to affiliated broker/dealers for the fiscal year ended March 31, 2006.

     The following Funds (or their Master Portfolios) have paid brokerage commissions to the indicated affiliated broker/dealers for the fiscal year ended March 31, 2005 as follows:

                                                                                    Percentage of Fund's Aggregate
                             Affiliated Broker/Dealer         Aggregate Brokerage    Brokerage Commission Paid to
        Fund                  (relationship to Fund)               Commission          Affiliated Broker/Dealer
        ----                 ------------------------         -------------------   ------------------------------
Mid Cap Value Fund     Banc of America Securities LLC                $7,915                      0.77%
                       (a securities underwriting affiliate
                       of Bank of America Corporation)

Large Cap Value Fund   Same                                           4,670                      0.18%

     The following Funds (or their Master Portfolios) have paid brokerage commissions to the indicated affiliated broker/dealers for the fiscal year ended March 31, 2004 as follows:

                                                                                           Percentage of Fund's Aggregate
                                    Affiliated Broker/Dealer         Aggregate Brokerage    Brokerage Commission Paid to
            Fund                     (relationship to Fund)               Commission          Affiliated Broker/Dealer
            ----              ------------------------------------   -------------------   ------------------------------
Asset Allocation Fund II      Banc of America Securities LLC                $ 35,106                   11.18%
                              (a securities underwriting affiliate
                              of Bank of America Corporation)
Convertible Securities Fund   Same                                            76,007                   7.38%
Marsico Mid Cap Growth Fund   Same                                            82,026                   7.23%
Mid Cap Value Fund            Same                                           131,180                   8.70%
Small Cap Growth Fund II      Same                                            44,953                   2.93%
Small Cap Value Fund II       Same                                            69,620                   6.73%
Large Cap Core Fund           Same                                            90,788                   3.76%
Large Cap Value Fund          Same                                           195,110                   7.30%

     No other Funds paid brokerage fees during the fiscal years ended March 31, 2006, 2005 and 2004.

     DIRECTED BROKERAGE

     A Fund or the Adviser, through an agreement or understanding with a broker/dealer, or otherwise through an internal allocation procedure, may direct, subject to applicable legal requirements, the Fund's brokerage transactions to a broker/dealer because of the research services it provides the Fund or the Adviser. During the fiscal year ended March 31, 2006, the Funds directed brokerage transactions in this manner as follows:

                                                    Amount of         Related
                                                  Transaction(s)   Commission(s)
                                                  --------------   -------------
INTERNATIONAL/GLOBAL STOCK FUNDS
Global Value Fund                                       $0               $0
Multi-Advisor International Equity Fund(a)               0                0
International Value Fund                                 0                0
Marsico International Opportunities Fund(a)              0                0

STOCK FUNDS
Asset Allocation Fund II                                 0                0
Convertible Securities Fund                              0                0
Marsico 21st Century Fund(a)                             0                0
Marsico Focused Equities Fund(a)                         0                0
Marsico Growth Fund(a)                                   0                0
Marsico Mid Cap Growth Fund                              0                0
Mid Cap Value Fund                                       0                0
Small Cap Value Fund II(a)                               0                0
Small Cap Growth Fund II                                 0                0
Large Cap Core Fund(a)                                   0                0
Large Cap Value Fund                                     0                0

INDEX FUNDS
Large Cap Index Fund                                     0                0
Large Cap Enhanced Core Fund                             0                0
Mid Cap Index Fund                                       0                0
Small Cap Index Fund                                     0                0

LIFEGOAL PORTFOLIOS
LifeGoal Balanced Growth Portfolio                       0                0
LifeGoal Growth Portfolio                                0                0
LifeGoal Income and Growth Portfolio                     0                0
LifeGoal Income Portfolio                                0                0
Columbia Masters Global Equity Portfolio                 0                0
Columbia Masters Heritage Portfolio                      0                0
Columbia Masters International Equity Portfolio          0                0

GOVERNMENT & CORPORATE BOND FUNDS
Total Return Bond Fund                                   0                0
High Income Fund(a)                                      0                0
Intermediate Core Bond Fund(a)                           0                0
Short Term Bond Fund                                     0                0

MUNICIPAL BOND FUNDS

                                                    Amount of         Related
                                                  Transaction(s)   Commission(s)
                                                  --------------   -------------
Municipal Income Fund                                    0                0
Short Term Municipal Bond Fund                           0                0

STATE MUNICIPAL BOND FUNDS
California Intermediate Bond Fund                        0                0
Florida Intermediate Bond Fund                           0                0
Georgia Intermediate Bond Fund                           0                0
Maryland Intermediate Bond Fund                          0                0
North Carolina Intermediate Bond Fund                    0                0
South Carolina Intermediate Bond Fund                    0                0
Texas Intermediate Bond Fund                             0                0
Virginia Intermediate Bond Fund                          0                0

FIXED-INCOME SECTOR PORTFOLIOS
Corporate Bond Portfolio                                 0                0
Mortgage- and Asset-Backed Portfolio                     0                0

MONEY MARKET FUNDS
California Tax-Exempt Reserves                           0                0
Cash Reserves                                            0                0
Government Reserves                                      0                0
Money Market Reserves                                    0                0
Municipal Reserves                                       0                0
New York Tax-Exempt Reserves                             0                0
Tax-Exempt Reserves                                      0                0
Treasury Reserves                                        0                0

(a) Because this Feeder Fund's advisory fees are paid at the Master Portfolio level, amounts shown are for its Master Portfolio, which include one or more additional feeder funds.

     SECURITIES OF REGULAR BROKER/DEALERS

     In certain cases, the Funds as part of their principal investment strategy, or otherwise as a permissible investment, will invest in the common stock or debt obligations of the regular broker/dealers that the Adviser uses to transact brokerage for the Columbia Funds Family. As of March 31, 2006 the Funds owned securities of its "regular brokers or dealers" or their parents, as defined in Rule 10b-1 of the 1940 Act, as follows:

                                                                                                DOLLAR AMOUNT OF
FUND                                                 BROKER/DEALER                               SECURITIES HELD
----                                                 -------------                              ----------------
Columbia Intermediate Core Bond Fund                 Citigroup, Inc.                               $13,256,492
                                                     JPMorgan Chase & Company                      $10,114,097
                                                     Wells Fargo & Company                         $ 9,201,046
                                                     Goldman Sachs Group Inc.                      $ 5,856,286
                                                     Wachovia Corporation                          $ 5,577,287
                                                     Merrill Lynch & Company, Inc.                 $ 5,507,783
                                                     Lehman Brothers Holding, Inc.                 $ 5,267,818
                                                     Prudential Financial, Inc                     $ 2,929,220
                                                     Countrywide Financial Corporation             $ 1,822,144
                                                     Bear Stearns Companies, Inc.                  $ 1,761,784
                                                     Credit Suisse FB USA, Inc.                    $ 1,645,380
                                                     Hartford Financial Services Group Inc         $ 1,642,670
                                                     Morgan Stanley Dean Witter                    $ 1,395,270
                                                     Marsh & McLennan Cos Inc.                     $   492,768

Columbia Short Term Bond Fund                        Wells Fargo Financial Inc.                    $16,993,896
                                                     Citigroup, Inc.                               $10,013,376
                                                     Wachovia Corporation                          $ 9,580,396
                                                     Morgan Stanley                                $ 9,060,380
                                                     Merrill Lynch & Co.                           $ 7,770,001
                                                     Lehman Brothers Holding, Inc.                 $7,690,0921
                                                     Countrywide Financial Corporation             $ 6,695,543
                                                     Bear Stearns Companies, Inc.                  $ 5,917,410
                                                     Credit Suisse First Boston USA Global         $ 5,365,247
                                                     Goldman Sachs Group, Inc.                     $ 5,181,057

                                                                                                DOLLAR AMOUNT OF
FUND                                                               BROKER/DEALER                 SECURITIES HELD
----                                                               -------------                ----------------
                                                     U.S. Bancorp                                 $  4,807,846
                                                     JPMorgan Chase & Co.                         $  2,382,776
                                                     Genworth Financial Inc.                      $  1,970,933
                                                     Boams                                        $  1,230,886
                                                     Hartford Financial Services Group Inc.       $    696,052

Columbia Large Cap Value Fund                        Citigroup Inc.                               $146,153,707
                                                     Wachovia Corporation                         $101,265,927
                                                     Merrill Lynch & Co., Inc.                    $ 96,440,517
                                                     U.S. Bancorp                                 $ 88,705,651
                                                     Wells Fargo & Co.                            $ 88,051,629
                                                     JPMorgan Chase & Co.                         $ 58,471,304
                                                     Bank New York, Inc.                          $ 57,991,351
                                                     Marshall & Ilsley Corporation                $ 44,360,213
                                                     Goldman Sachs Group, Inc.                    $ 43,490,634
                                                     PNC Financial Services Group                 $ 42,720,243
                                                     Golden West Financial Corporation            $ 42,580,090
                                                     Genworth Financial, Inc.                     $ 40,599,062
                                                     Hartford Financial Services Group            $ 38,999,088
                                                     Ambac Financial Group, Inc.                  $ 38,723,251
                                                     Morgan Stanley                               $ 31,585,205
                                                     Lehman Brothers Holding, Inc.                $ 23,471,672
                                                     Nuveen Investments, Inc.                     $ 22,596,795
                                                     UnikonBanCal Corporation                     $ 20,009,632
                                                     Suntrust Banks. Inc.                         $ 15,519,708
                                                     Deutsche Bank AG                             $ 10,658,592
                                                     Franklin Resources, Inc.                     $    470,635

Columbia Marsico Growth Fund*                        UBS AG                                       $166,476,655
                                                     Lehman Brothers Holdings, Inc.               $141,857,640
                                                     Chicago Mercantile Exchange Holdings         $113,728,993
                                                     Goldman Sachs Group, Inc.                    $ 87,767,794
                                                     Genworth Financial, Inc.                     $ 64,522,307

Columbia Marsico Focused Equities Fund*              Goldman Sachs Group, Inc.                    $218,336,540
                                                     UBS AG                                       $199,144,563
                                                     Chicago Mercantile Exchange Holdings         $127,224,698
                                                     Lehman Brothers Holdings, Inc.               $118,731,684
                                                     Genworth Financial, Inc.                     $ 62,219,314

Columbia Large Cap Enhanced Core Fund                Citigroup, Inc.                              $  9,776,610
                                                     JPMorgan Chase & Co.                         $  8,952,600
                                                     Merrill Lynch & Co., Inc.                    $  5,513,200
                                                     Goldman Sachs Group, Inc.                    $  5,211,072
                                                     Lehman Brothers Holdings, Inc.               $  4,726,131
                                                     Wells Fargo & Company                        $  4,707,219
                                                     Wachovia Corporation                         $  3,979,550
                                                     Morgan Stanley                               $  3,781,764
                                                     U.S. Bancorp                                 $  3,681,350
                                                     Hartford Financial Services Group            $  3,012,570
                                                     Prudential Financial, Inc.                   $  2,463,825
                                                     Bear Stearns Companies, Inc.                 $  2,025,020
                                                     Genworth Financial, Inc.                     $  1,440,833
                                                     Mellon Financial Corporation                 $    961,200
                                                     Bank New York, Inc.                          $    843,336
                                                     Principal Financial Group, Inc.              $    644,160
                                                     Janus Capital Group, Inc.                    $    630,224
                                                     Charles Schwab Corporation                   $    461,228
                                                     State Street Corporation                     $    380,709
                                                     Ambac Financial Group, Inc.                  $    310,440
                                                     Synovus Financial Corporation                $    297,990
                                                     Countrywide Financial Corporation            $     69,730

Columbia Intermediate Core Bond Fund*                Citigroup, Inc.                              $ 24,572,971
                                                     JPMorgan Chase & Co.                         $ 15,264,855
                                                     Merrill Lunch & Co., Inc.                    $  7,783,212
                                                     Morgan Stanley                               $  6,696,733
                                                     Wachovia Corporation                         $  4,886,002

                                                                                                DOLLAR AMOUNT OF
FUND                                                               BROKER/DEALER                 SECURITIES HELD
----                                                               -------------                ----------------
                                                     Goldman Sachs Group, Inc.                    $  3,590,301
                                                     Lehman Brothers Holdings, Inc.               $  2,860,402
                                                     LaBranche & Co., Inc.                        $  2,215,000

Columbia Marsico 21st Century Fund*                  UBS AG                                       $ 51,572,768
                                                     Chicago Mercantile Exchange Holdings         $ 30,097,508
                                                     Jefferies Group, Inc.                        $ 29,865,186
                                                     ICICI Bank Ltd.                              $ 16,394,892

Columbia Asset Allocation Fund II                    Citigroup, Inc.                              $   2561,941
                                                     JPMorgan Chase & Co.                         $  1,979,936
                                                     Goldman Sachs                                $  1,417,028
                                                     Merrill Lynch & Co.                          $  1,317,503
                                                     Morgan Stanley                               $  1,266,662
                                                     Wachovia Corporation                         $    975,899
                                                     U.S. Bancorp                                 $    954,650
                                                     Wells Fargo & Co.                            $    875,019
                                                     Lehman Brothers Holdings, Inc.               $    846,958
                                                     Prudential Financial, Inc.                   $    788,424
                                                     State Street Corporation                     $    700,988
                                                     Hartford Financial Services                  $    628,290
                                                     Ambac Financial Group, Inc.                  $    461,680
                                                     Mellon Financial Corporation                 $    466,360
                                                     HSBN Financial Corporation                   $    423,474
                                                     Principal Financial Group                    $    375,760
                                                     Marshall & Ilsley Corporation                $    370,444
                                                     Suntrust Banks. Inc.                         $    363,800
                                                     Charles Schwab Corporation                   $    328,711
                                                     Genworth Financial, Inc.                     $    318,683
                                                     Bear Sterns Companies, Inc.                  $    289,161
                                                     Credit Suisse First Boston                   $    195,812
                                                     Countrywide Financial Corporation            $    113,770
                                                     Salomon Smith Barney Holdings                $     71,529
                                                     T. Rowe Price Group, Inc.                    $     62,568
                                                     PNC Financial Services                       $     53,848
                                                     Ameriprise Financial, Inc.                   $     40,554

Columbia High Income Master Fund*                    LaBranche & Co., Inc.                        $  8,011,125

Columbia Multi-Adviser International Equity Fund*    UBS AG                                       $ 34,126,776
                                                     Mitsubishi Tokyo Financial Group, Inc.       $ 22,238,551
                                                     Royal Bank of Scotland Group                 $ 17,698,606
                                                     Zurich Financial Services                    $ 17,628,659
                                                     ICICI Bank Ltd.                              $ 17,480,363
                                                     AXA Group                                    $ 17,312,750
                                                     BNP Paribas                                  $ 15,128,136
                                                     Credit Suisse Group                          $ 15,110,397
                                                     ABN Amro Holding NV                          $ 12,044,178

Columbia International Value Master Portfolio*       ABN Amro Holding NV                          $ 96,717,078
                                                     Unicredito Italiano SPA                      $ 88,865,314
                                                     Overseas Chinese Bank                        $ 54,242,056
                                                     Banco Santander Central Hispano              $ 38,322,798

Columbia Global Value Fund                           ABN Amro Holding NV                          $  7,141,955
                                                     Mitsubishi Tokyo Financial Group, Inc.       $  5,666,261
                                                     Zurich Financial Services                    $  4,429,493
                                                     Unicredito Italiano SPA                      $  3,787,745
                                                     JPMorgan Chase & Co.                         $  3,027,228
                                                     Banco Santander Central Hispano              $  1,189,214

Columbia Small Cap Value Fund II*                    Affiliated Managers Group                    $  3,304,910
                                                     Lazard Ltd.                                  $  2,801,025
                                                     Cardinal Financial Corporation               $  1,888,585

Columbia Large Cap Index Fund                        Citigroup, Inc.                              $ 48,750,098
                                                     Bank of America Corporation                  $ 43,742,718
                                                     JPMorgan Chase & Co.                         $ 30,014,820
                                                     Wells Fargo & Co.                            $ 22,135,745
                                                     Wachovia Corporation                         $ 18,806,400
                                                     Merrill Lynch & Co., Inc.                    $ 14,959,281

                                                                                                DOLLAR AMOUNT OF
FUND                                                               BROKER/DEALER                 SECURITIES HELD
----                                                               -------------                ----------------
                                                     Goldman Sachs Group, Inc.                    $ 14,153,868
                                                     Morgan Stanley                               $ 13,948,239
                                                     U.S. Bancorp                                 $ 11,359,725
                                                     Lehman Brothers Holding, Inc.                $  8,084,286
                                                     Prudential Financial, Inc.                   $  7,761,049
                                                     Bank New York, Inc.                          $  5,750,002
                                                     Suntrust Banks, Inc.                         $  5,578,509
                                                     Hartford Financial Services Group            $  5,038,403
                                                     Countrywide Financial Corporation            $  4,576,417
                                                     State Street Corporation                     $  4,161,814
                                                     PNC Financial Services Group                 $  4,069,563
                                                     Charles Schwab Corporation                   $  3,671,840
                                                     Golden West Financial Corporation            $  3,592,589
                                                     Bear Stearns Companies, Inc.                 $  3,418,262
                                                     Marsh & McLennan Co., Inc.                   $  3,322,524
                                                     Mellon Financial Corporation                 $  3,050,386
                                                     Franklin Resources, Inc.                     $  2,975,157
                                                     North Fork Bancorporation                    $  2,837,362
                                                     Principal Financial Group, Inc.              $  2,823,080
                                                     Genworth Financial, Inc.                     $  2,604,197
                                                     Ameriprise Financial, Inc.                   $  2,336,136
                                                     E*Trade Group, Inc.                          $  2,332,421
                                                     T. Rowe Price Group, Inc.                    $  2,136,697
                                                     AmSouth Bancorp                              $  1,932,317
                                                     Marshall & Ilsley Corporation                $  1,890,718
                                                     Synovus Financial Corporation                $  1,754,484
                                                     Ambac Financial Group, Inc.                  $  1,733,688
                                                     Cincinnati Financial Corporation             $  1,515,446
                                                     Janus Capital Group, Inc.                    $  1,029,907
                                                     Federated Investor, Inc.                     $    679,080

Columbia Mid Cap Value Fund                          Marshall & Ilsley Corporation                $ 39,208,926
                                                     Bear Stearns Companies, Inc.                 $ 32,497,410
                                                     Bank of Hawaii Corporation                   $ 29,091,267
                                                     Ambac Financial Group, Inc.                  $ 28,445,060
                                                     Golden West Financial Corporation            $ 28,361,830
                                                     Cullen/Frost Bankers, Inc.                   $ 27,447,438
                                                     Genworth Financial, Inc.                     $ 20,890,407
                                                     Mercantile Bankshares Corporation            $ 20,320,825
                                                     UnionBanCal Corporation                      $ 20,171,000
                                                     City National Corporation                    $ 19,696,635
                                                     Nuveen Investments, Inc.                     $ 18,147,735
                                                     Whitney Holding Corporation                  $ 15,988,914
                                                     North Fork Bancorporation                    $  9,757,888
                                                     Waddell & Reed Financial                     $  7,171,672

Columbia Total Return Bond Fund                      Citicorp                                     $ 22,880,048
                                                     Chase Manhattan Corporation                  $ 16,030,241
                                                     Merrill Lynch & Company, Inc.                $ 11,768,168
                                                     Goldman Sachs Group, Inc.                    $ 11,658,410
                                                     Wells Fargo & Company                        $  7,401,285
                                                     Prudential Funding Corporation               $  6,936,925
                                                     Morgan Stanley Dean Witter                   $  6,864,534
                                                     Bear Stearns Companies, Inc.                 $  6,026,091
                                                     Lehman Brothers Holdings, Inc.               $  5,500,309
                                                     Credit Suisse First Boston                   $  3,556,576
                                                     Salomon Smith Barney Holdings                $  2,612,841
                                                     Wachovia Corporation                         $  2,038,764
                                                     Genworth Financial, Inc.                     $  1,470,846
                                                     Marshall & Ilsley Corporation                $  1,294,532
                                                     LaBranche & Company, Inc.                    $    996,750
                                                     E*Trade Financial Corporation                $    436,800

Columbia Corporate Bond Portfolio                    Citicorp                                     $  2,123,547
                                                     Lehman Brothers Holdings, Inc.               $  1,073,503
                                                     Goldman Sachs Group, Inc.                    $  1,035,207
                                                     JPMorgan Chase & Company                     $  1,034,742
                                                     Merrill Lynch & Company, Inc.                $    990,047
                                                     Morgan Stanley                               $    816,628
                                                     Bear Stearns Companies, Inc.                 $    628,039

                                                                                                DOLLAR AMOUNT OF
FUND                                                               BROKER/DEALER                 SECURITIES HELD
----                                                               -------------                ----------------
                                                     Prudential Funding Corporation               $    408,657
                                                     Credit Suisse First Boston                   $    333,844
                                                     Salomon Smith Barney Holdings                $    214,586
                                                     Hartford Financial Services Group, Inc.      $    145,503

Columbia Large Cap Core Fund*                        Citigroup, Inc.                              $ 53,820,947
                                                     JPMorgan Chase & Company                     $ 32,187,720
                                                     Wachovia Corporation                         $ 27,499,531
                                                     Hartford Financial Services Group            $ 26,048,259
                                                     Lehman Brothers Holdings, Inc.               $ 18,152,968
                                                     Bank New York, Inc.                          $ 16,336,932
                                                     PNC Financial Services Group                 $ 14,609,299
                                                     Cullen/Frost Bankers, Inc.                   $ 12,074,938
                                                     Edwards (A.G.), Inc.                         $  8,760,402
                                                     Legg Mason, Inc.                             $  6,441,962

Columbia Small Cap Index Fund                        Whitney Holding Corporation                  $  6,240,960
                                                     Investment Technology Group                  $  5,846,520
                                                     Boston Private Financial Holdings, Inc.      $  3,291,146
                                                     Piper Jaffray Companies                      $  3,168,000
                                                     LaBranche & Company, Inc.                    $  2,663,985
                                                     SWS Group, Inc.                              $  1,153,215

Columbia Mid Cap Index Fund                          Legg Mason, Inc.                             $ 26,536,998
                                                     Mercantile Bankshares Corporation            $  8,091,803
                                                     Edwards (A.G.), Inc.                         $  6,453,131
                                                     Eaton Vance Corporation                      $  6,050,980
                                                     City National Corporation                    $  5,455,930
                                                     Investors Financial Services Corporation     $  5,234,207
                                                     Jeffries Group, Inc.                         $  5,044,163
                                                     Bank of Hawaii Corporation                   $  4,679,285
                                                     SEI Investments Company                      $  4,399,532
                                                     Raymond James Financial, Inc.                $  4,389,084
                                                     Cullen/Frost Bankers, Inc.                   $  4,361,813
                                                     Waddell & Reed Financial                     $  3,311,385

Small Cap Growth Fund*                               Affiliated Managers Group                    $  8,721,124
                                                     Boston Private Financial Holdings            $  4,670,386
                                                     optionsXpress Holdings, Inc.                 $  2,654,422
                                                     Calamos Asset Management, Inc.               $  1,962,715
                                                     International Securities Exchange            $  1,613,521

Columbia Convertible Securities Fund                 Citigroup Global Markets Holdings, Inc.      $ 16,252,320
                                                     Lehman Brothers Holdings, Inc.               $ 11,938,250
                                                     Prudential Financial, Inc.                   $  7,132,053
                                                     Wells Fargo & Company                        $  4,791,080
                                                     Hartford Financial Services Group, Inc.      $  3,446,325

Columbia Marsico International Opportunities Fund*   UBS AG                                       $ 67,593,716
                                                     Mitsubishi Tokyo Financial Group, Inc.       $ 43,608,885
                                                     ICICI Bank Ltd.                              $ 34,268,892

     ADDITIONAL INVESTOR SERVICING PAYMENTS

     The Funds, along with the transfer agent and/or distributor may pay significant amounts to financial intermediaries (as defined below), including other Bank of America affiliates, for providing the types of services that would typically be provided directly by a Fund's transfer agent. The level of payments made to financial intermediaries may vary. A number of factors may be considered in determining payments to a financial intermediary, including, without limitation, the nature of the services provided to shareholders or retirement plan participants that invest in the Fund through retirement plans. These services may include sub-accounting, sub-transfer agency or similar recordkeeping services, shareholder or participant reporting, shareholder or participant transaction processing, and/or the provision of call center support ("additional shareholder services"). These payments for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.30% of the total Fund assets in the program on an annual basis for those classes of shares that pay a service fee pursuant to a 12b-1 Plan, and 0.40% of total Fund assets in the program on an annual basis for those classes of shares that do not pay service fees pursuant to a 12b-1 Plan. As of September 1, 2005, the Trust's Board has authorized the Funds to pay up to 0.11% of this amount. Such payments will be made by the Fund to its transfer agent who will in turn make payments to the financial intermediary for the provision of such additional shareholder services. The Fund's transfer agent, distributor or their affiliates will pay, from their own resources, amounts in excess of the amount paid by the Fund to financial intermediaries in connection with the provision of these additional shareholder services and other services (See "Additional Financial Intermediary Payments" for more information including a list of the financial intermediaries, as of the date of this SAI, receiving such payments).

     For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with CMD or one of its affiliates.

     The Funds may also make additional payments to financial intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts through the NSCC.

     ADDITIONAL FINANCIAL INTERMEDIARY PAYMENTS

     Financial intermediaries may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the Funds. These other payments may include servicing payments to retirement plan administrators and other institutions at rates up to those described below under "Investor Servicing Payments". For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with CMD or one of its affiliates.

     CMD and its affiliates may pay additional compensation to selected financial intermediaries, including other Bank of America affiliates, under the categories described below. These categories are not mutually exclusive, and a single financial intermediary may receive payments under all categories. A financial intermediary may also receive payments described above in "Additional Investor Servicing Payments". These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of a Fund to its customers. The amount of payments made to financial intermediaries may vary. In determining the amount of payments to be made, CMD and its affiliates may consider a number of factors, including, without limitation, asset mix and length or relationship with the financial intermediary, the size of the customer/shareholder base of the financial intermediary, the manner in which customers of the financial intermediary make investments in the Funds, the nature and scope of marketing support or services provided by the financial intermediary (as more fully described below), and the costs incurred by the financial intermediary in connection with maintaining the infrastructure necessary or desirable to support investments in the Funds.

     These additional payments by CMD or its affiliates are made pursuant to agreements between CMD and its affiliates and financial intermediaries and do not change the price paid by investors for the purchase of a share, the amount a Fund will receive as proceeds from such sales, or the distribution (12b-1) fees and expenses paid by the Fund as shown under the heading "Fees and Expenses" in the Fund's prospectus.

     MARKETING SUPPORT PAYMENTS

     CMD or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services, including, but not limited to, business planning assistance, educating financial intermediary personnel about the Funds and shareholder financial planning needs, placement on the financial intermediary's preferred or recommended fund list or otherwise identifying a Fund as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the financial intermediary, client servicing, and systems infrastructure support. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by CMD attributable to that financial intermediary, gross sales of the mutual funds distributed by CMD attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment.

     While the financial arrangements may vary for each financial intermediary, the marketing support payments to each financial intermediary are generally expected to be between 0.02% and 0.10% (between 0.03% and 0.12% in the case of the Money Market Funds) on an annual basis for payments based on average net assets of the Funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds (other than the Money Market Funds) attributable to the financial intermediary. CMD or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in the Fund.

     As of the date of this SAI, CMD or its affiliates had agreed to make marketing support payments to the following financial intermediaries or their affiliates:

A. G. Edwards & Sons, Inc.
AIG Advisor Group
Ameriprise Financial Services, Inc.
AXA Advisors, LLC
Banc of America Securities LLC
Banc of America Securities Limited
Bank of America, N.A.
Bank of New York
Bear Stearns & Co. Inc.
BMO Nesbitt Burns
Brown Brothers Harriman & Co.
Chicago Mercantile Exchange
Citicorp Investment Services
Commonwealth Financial Network
Custodial Trust Company
FAS Corp.
Ferris Baker Watts, Incorporated
Fidelity Brokerage Services, Inc.
FinancialOxygen, Inc.
Genworth Financial, Inc.
Goldman, Sachs & Co.
Harris Corp.
Huntington Capital Corp.
Independent Financial Markets Group, Inc.
ING Group
J.J.B. Hilliard, W.L. Lyons, Inc.
Lincoln Financial Advisors Corp.
Linsco/Private Ledger Corp. (LPL)
Mellon Financial Markets, LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Money Market One
Morgan Stanley DW Inc.
New York State Deferred Compensation Board
Pershing LLC
PNC Bank, N.A.
Raymond James & Associates, Inc.
Raymond James Financial Services, Inc.
Security Benefit Life Insurance Company
SEI Investments Inc.
Silicon Valley Bank
Summit Bank
Sungard Institutional Brokerage Inc.
Sun Life Assurance Company of Canada
TIAA-CREF Life Insurance Company
Transamerica Corporation
UBS Financial Services Inc.
US Bank Trust
Wachovia Securities LLC
Webster Investment Services, Inc.
Wells Fargo Investments, LLC

     CMD or its affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

     INVESTOR SERVICING PAYMENTS

CMD or its affiliates may also make payments to certain financial intermediaries, including other Bank of America affiliates, that provide investor services to retirement plans and other investment programs to compensate financial intermediaries for a variety of services they provide to such programs. These amounts are in addition to amounts that may be paid on behalf of the Funds (see "Additional Investor Servicing Payments") and may be in addition to the marketing support payments paid by CMD described above. A financial intermediary may perform program services itself or may arrange with a third party to perform program services. These investor services may include sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. Payments by CMD or its affiliates for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.30% of the total Fund assets in the program on an annual basis for those classes of shares that pay a service fee pursuant to a 12b-1 Plan, and 0.40% of total Fund assets in the program on an annual basis for those classes of shares that do not pay service fees pursuant to a 12b-1 Plan. In addition, CMD or its affiliates may make lump sum payments to selected financial intermediaries receiving investor servicing payments in reimbursement of printing costs for literature for participants, account maintenance fees or fees for establishment of the Funds on the financial intermediary's system or other similar services.

     As of the date of this SAI, CMD or its affiliates had agreed to make investor servicing payments to the following financial intermediaries or their affiliates:

ACS HR Solutions LLC
Administrative Management Group
Ameriprise Financial Services, Inc.
AST Trust Company
Benefit Plan Administrators
Bisys Retirement Services
Ceridian Retirement Plan Services
Charles Schwab & Co.
Citigroup Global Markets Inc.
CitiStreet LLC
City National Bank
CNA Trust Corporation
Compensation & Capital Administrative Services, Inc
CompuSys Erisa Group of Companies
Crown Point Trust Company
Daily Access Concepts, Inc.
Digital Retirement Solutions
Edgewood Services, Inc.
ExpertPlan
Fidelity Investments Institutional Operations Co.
Fiserv Trust Company
GWFS Equities, Inc.
Hartford Life Insurance Company
Hewitt Associates LLC
Investmart, Inc.
JP Morgan Retirement Plan Services LLC
Lincoln Financial Group
Matrix Settlement & Clearance Services
Mercer HR Services, LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Mid Atlantic Capital Corporation
National Investor Services Corp.
Nationwide Investment Services
NYLife Distributors LLC
PNC Advisors
Princeton Retirement Group
RBC Dain Rauscher Inc.
Stanton Trust
Sungard Investment Products, Inc.
The 401k Company
T. Rowe Price Group, Inc.
Unified Trust Company, N.A.
The Gem Group, L.P.
The Principal Financial Group
The Vanguard Group, Inc.
Wachovia Securities, LLC
Wells Fargo Investments, LLC
Wilmington Trust Corporation

CMD or its affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

     OTHER PAYMENTS

     From time to time, CMD, from its own resources, may provide additional compensation to certain financial intermediaries that sell or arrange for the sale of shares of a Fund to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the NASD. Such compensation provided by CMD may include financial assistance to financial intermediaries that enable CMD to participate in and/or present at financial intermediary-sponsored conferences or seminars, sales or training programs for invited registered representatives and other financial intermediary employees, financial intermediary entertainment, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. CMD makes payments for entertainment events it deems appropriate, subject to CMD's internal guidelines and applicable law. These payments may vary upon the nature of the event.

     Your financial intermediary may charge you fees or commissions in addition to those disclosed in this Statement of Additional Information. You can ask your financial intermediary for information about any payments it receives from CMD and its affiliates and any services it provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular Fund or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.

                                  CAPITAL STOCK

     DESCRIPTION OF THE TRUST'S SHARES

     The Funds of the Trust offer shares in the following classes. Subject to certain limited exceptions discussed in the Fund's prospectuses, the International Value Fund and Global Value Fund are no longer accepting new investments from current or prospective investors. The Trust, however, may at any time and without notice, offer any of these classes to the general public for investment.

                                                  CLASS Z   CLASS A   CLASS B   CLASS C   CLASS R
FUND                                               SHARES    SHARES    SHARES    SHARES    SHARES
----                                              -------   -------   -------   -------   -------
INTERNATIONAL/GLOBAL STOCK FUNDS                     X         X         X         X
Global Value Fund                                    X         X         X         X
Multi-Advisor International Equity Fund              X         X         X         X         X
Marsico International Opportunities Fund             X         X         X         X         X
International Value Fund                             X         X         X         X

STOCK FUNDS                                          X         X         X         X
Asset Allocation Fund II                             X         X         X         X
Convertible Securities Fund                          X         X         X         X
Marsico 21st Century Fund                            X         X         X         X         X
Marsico Focused Equities Fund                        X         X         X         X
Marsico Growth Fund                                  X         X         X         X         X
Marsico Mid Cap Growth Fund                          X         X         X         X
Mid Cap Value Fund                                   X         X         X         X         X
Small Cap Value Fund II                              X         X         X         X         X
Small Cap Growth Fund II                             X         X         X         X
Large Cap Core Fund                                  X         X         X         X
Large Cap Value Fund                                 X         X         X         X         X

INDEX FUNDS
Large Cap Index Fund                                 X         X
Mid Cap Index Fund                                   X         X
Small Cap Index Fund                                 X         X
Large Cap Enhanced Core Fund                         X         X                             X

LIFEGOAL PORTFOLIOS
LifeGoal Balanced Growth Portfolio                   X         X         X         X         X
LifeGoal Growth Portfolio                            X         X         X         X         X
LifeGoal Income and Growth Portfolio                 X         X         X         X         X
LifeGoal Income Portfolio                            X         X         X         X
Columbia Masters Global Equity Portfolio             X         X         X         X
Columbia Masters Heritage Portfolio                  X         X         X         X
Columbia Masters International Equity Portfolio      X         X         X         X         X

GOVERNMENT & CORPORATE BOND FUNDS
Total Return Bond Fund                               X         X         X         X
High Income Fund                                     X         X         X         X
Intermediate Core Bond Fund                          X         X         X         X
Short Term Bond Fund                                 X         X         X         X

MUNICIPAL BOND FUNDS
Municipal Income Fund                                X         X         X         X
Short Term Municipal Bond Fund                       X         X         X         X

STATE MUNICIPAL BOND FUNDS
California Intermediate Bond Fund                    X         X         X         X
Florida Intermediate Bond Fund                       X         X         X         X
Georgia Intermediate Bond Fund                       X         X         X         X
Maryland Intermediate Bond Fund                      X         X         X         X
North Carolina Intermediate Bond Fund                X         X         X         X
South Carolina Intermediate Bond Fund                X         X         X         X
Texas Intermediate Bond Fund                         X         X         X         X

                                                  CLASS Z   CLASS A   CLASS B   CLASS C   CLASS R
FUND                                               SHARES    SHARES    SHARES    SHARES    SHARES
----                                              -------   -------   -------   -------   -------
Virginia Intermediate Bond Fund                      X         X         X         X

     The MONEY MARKET FUNDS offer the following classes: Capital Class Shares, Liquidity Class Shares, Adviser Class Shares, Market Class Shares, Daily Class Shares, Service Class Shares, Investor Class Shares, Trust Class Shares, Institutional Class Shares, Class A Shares (only Cash Reserves, Treasury Reserves, Government Reserves and Tax-Exempt Reserves), Class B Shares, Class C Shares, Class Z Shares (only Cash Reserves and Municipal Reserves), G-Trust Shares (only Government Reserves, Money Market Reserves, New York Tax-Exempt Reserves and Tax-Exempt Reserves) and Retail A Shares (only Government Reserves, Money Market Reserves, New York Tax-Exempt Reserves and Tax-Exempt Reserves). In addition, Cash Reserves offers Marsico Shares.

     The FIXED-INCOME SECTOR PORTFOLIOS offer only one, single, unnamed class of shares.

     ABOUT THE TRUST'S CAPITAL STOCK

     The Trust's Amended and Restated Declaration of Trust permits it to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of that Fund without thereby changing the proportionate beneficial interests in that Fund and to divide such shares into classes. Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Board. However, different share classes of a Fund pay different distribution amounts, because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

     Restrictions on Holding or Disposing of Shares. There are no restrictions on the right of shareholders to retain or dispose of the Fund's shares, other than the possible future termination of the Fund. The Fund may be terminated by reorganization into another mutual fund or by liquidation and distribution of the assets of the affected Fund. Unless terminated by reorganization or liquidation, the Fund will continue indefinitely.

     Shareholder Liability. The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Fund will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of a Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

     Dividend Rights. The shareholders of a Fund are entitled to receive any dividends or other distributions declared for such Fund. No shares have priority or preference over any other shares of the same Fund with respect to distributions. Distributions will be made from the assets of a Fund, and will be paid ratably to all shareholders of the Fund (or class) according to the number of shares of such Fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the same Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

     Voting Rights. Shareholders have the power to vote only as expressly granted under the 1940 Act or under Delaware statutory trust law. Shareholders have no independent right to vote on any matter, including the creation, operation, dissolution or termination of the Trust. Shareholders have the right to vote on other matters only as the Board authorizes. Currently, the 1940 Act requires that shareholders have the right to vote, under certain circumstances, to: (i) elect Trustees; (ii) approve investment advisory agreements and principal underwriting agreements; (iii) approve a change in subclassification of a Fund; (iv) approve any change in fundamental investment policies; (v) approve a distribution plan under Rule 12b-1 under the 1940 Act; and (vi) to terminate the independent accountant.

     With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a distribution plan applicable to that class. Subject to the foregoing, all shares of the Trust have equal voting rights and will be voted in the aggregate, and not by Fund, except where voting by Fund is required by law or where the matter involved only affects one Fund. For example, a change in the Fund's fundamental investment policy affects only one Fund and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an Advisory Agreement, since it only affects one Fund, is a matter to be determined separately by each

Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those Funds. Shareholders are entitled to one vote for each whole share held and a proportional fractional vote for each fractional vote held, on matters on which they are entitled to vote. Fund shareholders do not have cumulative voting rights. The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders.

     Liquidation Rights. In the event of the liquidation or dissolution of the Trust or a Fund, shareholders of the Fund are entitled to receive the assets attributable to the relevant class of shares of the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Board may determine.

     Preemptive Rights. There are no preemptive rights associated with Fund shares.

     Conversion Rights. Shareholders have the right, which is subject to change by the Board, to convert or "exchange" shares of one class for another. Such right is outlined and subject to certain conditions set forth in the Funds' prospectuses.

     Redemptions. Each Fund's dividend, distribution and redemption policies can be found in its prospectus under the headings "About your investment--Information for investors--Buying, selling and exchanging shares" and "About your investment--Information for investors--Distributions and taxes." However, the Board may suspend the right of shareholders to redeem shares when permitted or required to do so by law, or compel redemptions of shares in certain cases.

     Sinking Fund Provisions. The Trust has no sinking fund provisions.

     Calls or Assessment. All Fund shares are issued in uncertificated form only, and when issued will be fully paid and non-assessable by the Trust.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

     PURCHASE, REDEMPTION AND EXCHANGE

     An investor may purchase, redeem and exchange shares in the Funds utilizing the methods, and subject to the restrictions, described in the Funds' prospectuses. The following information supplements that which can be found in the Funds' prospectuses.

     Purchases and Redemptions

     The Funds have authorized one or more broker-dealers to accept purchase and redemption orders on the Funds' behalf. These broker-dealers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker-dealer, or, if applicable, a broker-dealer's authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker-dealer or the broker's authorized designee.

     The Trust may redeem shares involuntarily in order to reimburse the Funds for any loss sustained by reason of the failure of a shareholder to make full payment for Investor Shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Investor Shares as provided in the related prospectuses from time to time. The Trust also may make payment for redemptions in readily marketable securities or other property if it is appropriate to do so in light of the Trust's responsibilities under the 1940 Act.

     Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; (d) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions).

     The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, as a result of which a Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

CONTINGENT DEFERRED SALES CHARGES
(Class A, Class B and Class C shares)

Shareholders won't pay a CDSC on the following transactions:

DEATH: CDSCs may be waived on redemptions following the death of:

     -    The sole shareholder on an individual account

     - A joint tenant where the surviving joint tenant is the deceased's spouse

     - The beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfer to Minors Act (UTMA) or other custodial account.

If the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

AUTOMATIC WITHDRAWAL PLAN (AWP): CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual AWP established with the Transfer Agent, to the extent that the redemptions do not exceed, on an annual basis, 12% of the account's value at the time that the AWP is established. Otherwise a CDSC will be charged on AWP redemptions until this requirement is met; this requirement does not apply if the AWP is set up at the time the account is established, and distributions are being reinvested.

DISABILITY: CDSCs may be waived on redemptions after the sole shareholder on an individual account or a joint tenant on a joint tenant spousal account becomes disabled (as defined by Section 72(m)(7) of the Code). To be eligible for such a waiver:

     -    The disability must arise after the purchase of shares and

     - The disabled shareholder must have been under the age of 65 at the time of the initial determination of disability; and

     - A letter from a physician must be signed under penalty of perjury stating the nature of the disability

If the account is transferred to a new registration and then shares are redeemed, the applicable CDSC will be charged.

DEATH OF A TRUSTEE: CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where:

     - The grantor of the trust is the sole trustee and the sole life beneficiary

     -    Death occurs following the purchase and

     - The trust document provides for the dissolution of the trust upon the trustee's death.

If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.


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RETURNS OF EXCESS CONTRIBUTIONS: CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the Financial Services Firm (FSF) agrees to return the applicable portion of any commission paid by the Distributor.

QUALIFIED RETIREMENT PLANS: CDSCs may be waived on shares sold by employee benefit plans created according to Section 403(b) of the Code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the Code. To qualify for the waiver, the plan must be a participant in an alliance program that has signed an agreement with Columbia Funds or the Distributor.

RETURN OF COMMISSION: CDSCs may be waived on shares sold by intermediaries that are part of the Nations Funds selling group where the intermediary has entered into an agreement with Columbia Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

NON-US INVESTORS: CDSCs may be waived on shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-US investors.

IRS SECTION 401 AND 457: CDSCs may be waived on shares sold by certain pension, profit-sharing or other employee benefit plans established under Section 401 or 457 of the Code.

MEDICAL PAYMENTS: CDSC may be waived on shares redeemed for medical payments that exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

SHARES LIQUIDATED BY TRANSFER AGENT: CDSC may be waived for shares sold under the Distributor's right to liquidate a shareholder's account, including but not limited to, instances where the aggregate net asset value of Class A, Class B or Class C shares held in the account is less than the minimum account size.

PLANS OF REORGANIZATION: At the Funds' discretion, CDSC may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party.

CDSC may be waived on the sale of Class C shares sold by a non-profit organization qualified under Section 501(c)(3) of the Code in connection with the BANC OF AMERICA CAPITAL MANAGEMENT CHARITABLE GIVING PROGRAM.

     Automatic Withdrawal Plan - Additional Information.

     Shareholders who hold shares in one or more Columbia Funds through certain wrap fee programs with a minimum account size in the wrap program will be deemed to have met the $5,000 minimum account balance required to set up the Automatic Withdrawal Plan.

     Anti-Money Laundering Compliance.

     The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional required information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth and permanent street address. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to "freeze" a shareholder's account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken the actions described above.

     OFFERING PRICE


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     Money Market Funds

     The Money Market Funds use the amortized cost method of valuation to value their shares in such Funds. Pursuant to this method, a security is valued at its cost initially and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. Where it is not appropriate to value a security by the amortized cost method, the security will be valued either by market quotations or by procedures adopted by the Board. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the security. The net asset value per share of the Money Market Funds will be determined (unless the Funds close earlier) as of the times outlined in their prospectuses.

     Each of the Money Market Funds invests only in high-quality instruments and maintains a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that a Fund will neither purchase any security deemed to have a remaining maturity of more than 397 days within the meaning of the 1940 Act nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Board has established procedures reasonably designed, taking into account current market conditions and each Money Market Fund's investment objective, to stabilize the net asset value per share of each Money Market Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Board at such intervals as it deems appropriate to determine the extent, if any, to which the net asset value per share of each Money Market Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, a Board will promptly consider what action, if any, should be initiated. If the Board believes that the extent of any deviation from a Money Market Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it has agreed to take such steps as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of a Fund's outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

     Non-Money Market Funds

     The share price of the Non-Money Market Funds is based on a Fund's net asset value per share, which is calculated for each class of shares as of the close of regular trading on the NYSE (which is usually 4:00 p.m. unless the NYSE closes earlier) on each day a Fund is open for business, unless a Board determines otherwise.

     The value of a Fund's portfolio securities for which a market quotation is available is determined in accordance with the Trust's valuation procedures. In general terms, the valuation procedures provide that domestic exchange traded securities (other than NASDAQ listed equity securities) generally will be valued at their last traded sale prices as reported on the principal exchange where those securities are traded. If no sales of those securities are reported on a particular day on the principal exchange, the securities generally will be valued at the mean between the latest bid and asked prices as reported on the principal exchange where those securities are traded. Securities traded on a foreign securities exchange will be valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange. Securities traded primarily on Nasdaq will generally be valued at the Nasdaq Official Closing Price ("NOCP") (which is the last trade price at or before 4:00:02 p.m. (Eastern Time) adjusted up to Nasdaq's best bid price if the last trade price is below such bid price and down to Nasdaq's best ask price if the last trade price is above such ask price). If no NOCP is available, the security will generally be valued at the last sale price shown on Nasdaq prior to the calculation of the NAV of the Fund. If no sale price is shown on Nasdaq, the latest bid price will be used. If no sale price is shown and no latest bid price is available, the price will be deemed "stale" and the value will be determined in accordance with the Funds' fair valuation procedures. Securities traded on a foreign securities exchange will generally be valued at their last traded sale prices on a primary exchange. In the absence of a reported sale on a particular day, the securities will generally be valued at the mean between the latest bid and asked prices.

     Securities not traded upon any exchange will generally be valued at the mean between the latest bid and asked prices based upon quotes furnished by the appropriate market makers. If quoted prices are unavailable or are


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believed to be inaccurate, market values will generally be determined based on quotes obtained from one or more broker(s) or dealer(s) or based on a price obtained from a reputable independent pricing service.

     Financial futures will generally be valued at the latest reported sales price. Forward foreign currency contracts will generally be valued using market quotations from a widely used quotation system that reflects the current cost of covering or off-setting the contract. Exchange traded options will generally be valued at the latest reported sales price on their exchange. If there is no reported sale on the valuation date, the options will generally be valued at the mean between the latest bid and asked prices.

     Over-the-counter derivatives will generally be valued at fair value in accordance with the Funds' fair valuation procedures.

     Repurchase agreements will generally be valued at a price equal to the amount of the cash invested in the repurchase agreement at the time of valuation. The market value of the securities underlying a repurchase agreement will be determined in accordance with the procedures above, as appropriate, for the purpose of determining the adequacy of collateral.

     Shares of open-end investment companies held in a Fund's portfolio will generally be valued at the latest net asset value reported by the investment company.

     Debt securities will generally be valued by a pricing service which may employ a matrix or other indications of value, including but not limited to broker quotes, to determine valuations for normal institutional size trading units. The matrix can take into account various factors including, without limitation, bids, yield spreads, and/or other market data and specific security characteristics (e.g., credit quality, maturity and coupon rate). Debt securities for which a pricing service does not furnish valuations and for which market quotations are readily available will generally be valued based on the mean of the latest bid prices obtained from one or more dealers. Debt securities with remaining maturities of 60 days or less will, absent unusual circumstances, be valued at amortized cost.

     Securities for which market quotations are not readily available for any reason, including that the latest quotation is deemed unreliable or unreasonable, securities and other assets and liabilities are valued at "fair value" as determined in good faith by the Adviser's valuation committee. In general, any one or more of the following factors may be taken into account in determining fair value: the fundamental analytical data relating to the security; the value of other financial instruments, including derivative securities, traded on other markets or among dealers; trading volumes on markets, exchanges, or among dealers; values of baskets of securities traded on other markets; changes in interest rates; observations from financial institutions; government (domestic or foreign) actions or pronouncements; other news events; information as to any transactions or offers with respect to the security; price and extent of public trading in similar securities of the issuer or comparable companies; nature and expected duration of the event, if any, giving rise to the valuation issue; pricing history of the security; the relative size of the position in the portfolio; and other relevant information.

     With respect to securities traded on foreign markets, the following factors also may be relevant: the value of foreign securities traded on other foreign markets; ADR trading; closed-end fund trading; foreign currency exchange activity; and the trading of financial products that are tied to baskets of foreign securities, such as WEBS.

     The Board has determined, and the valuation procedures provide, that in certain circumstances it may be necessary to use an alternative valuation method, such as in-kind redemptions with affiliated benefit plans where the Department of Labor requires that valuation to be done in accordance with Rule 17a-7 of the 1940 Act.

                          INFORMATION CONCERNING TAXES

     The following information supplements and should be read in conjunction with the section in each prospectus entitled "Taxes." The prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income and certain state taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and


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practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

     A shareholder's tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through a tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

     The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in a Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

     QUALIFICATION AS A REGULATED INVESTMENT COMPANY

     The Trust intends to continue to qualify each Fund as a "regulated investment company" under Subchapter M of Subtitle A, Chapter 1 of the Code, as long as such qualification is in the best interests of the Fund's shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, even though each regulated investment company is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

     In order to qualify as a regulated investment company under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). Pursuant to future Treasury Regulations, the IRS may limit qualifying income from foreign currency gains that are directly related to a Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities. Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)) or the securities of two or more issuers the Fund controls and which are engaged in the same, similar, or related trades or businesses. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

     In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss and at least 90% of its net tax-exempt interest income earned in each taxable year. If a Fund meets all of the regulated investment company requirements, it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31


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of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

     If, for any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund's current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gains) to its shareholders will be taxable as dividend income. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

     EXCISE TAX

     A 4% nondeductible excise tax will be imposed on each Fund's net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute by December 31 of each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its net capital gain (adjusted for ordinary losses) for the 12 month period ending on October 31 of that year, and all of its ordinary income and net capital gain from previous years that were not distributed during such years. Each Fund intends to actually or be deemed to distribute substantially all of its net income and gain, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.

     CAPITAL LOSS CARRY-FORWARDS

     A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses.

     If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its own capital loss carry-forwards and the use of its unrealized losses against future realized gains, or such losses of other funds participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable. The Funds have engaged in reorganizations or may engage in reorganizations in the future.

     EQUALIZATION ACCOUNTING

     Each Fund may use the so-called "equalization method" of accounting to allocate a portion of its "earnings and profits," which generally equals a Fund's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds, and thus the use of this method may be subject to IRS scrutiny.

     INVESTMENT THROUGH MASTER PORTFOLIOS

     Some of the Funds seek to continue to qualify as regulated investment companies by investing their assets through one or more Master Portfolios. Each Master Portfolio will be treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in the corresponding Master Portfolio, as disregarded from the Fund)


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for federal income tax purposes rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a Master Portfolio will be deemed to have been realized (i.e., "passed-through") to its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the Master Portfolio. Each investor in a Master Portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular Master Portfolio, the Code and Treasury Regulations, in determining such investor's federal income tax liability. Therefore, to the extent that a Master Portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the Master Portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of income and gains without a corresponding distribution. Furthermore, each Master Portfolio's assets, income and distributions will be managed in such a way that an investor in a Master Portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the Master Portfolio.

     TAXATION OF FUND INVESTMENTS

     In general, realized gains or losses on the sale of portfolio securities will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

     If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount ("OID"), such as a zero-coupon bond, the Fund may be required to annually include in its distributable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. In general, inflation-protection bonds can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold.

     If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

     Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed "Section 1256 contracts." A Fund will be required to "mark to market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the "60%/40%" rule and may require the Fund to defer the recognition of losses on certain future contracts, foreign currency contracts, and non-equity options.

     Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary


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income or loss and may affect the amount and timing of recognition of the Fund's income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss exceeds a Fund's net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

     Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to if a Fund had not engaged in such transactions.

     If a Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund's holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Fund's holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

     The amount of long-term capital gain a Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

     "Passive foreign investment corporations" ("PFICs") are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If a Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Fund could be subject to federal income tax and IRS interest charges on "excess distributions" received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

     A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax


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consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Fund may incur the tax and interest charges described above in some instances.

     Rules governing the federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of a recent IRS revenue ruling that held that income from a derivative contract with respect to a commodity index is not qualifying income. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be jeopardized. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in derivatives.

     In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements. In addition, payments received by the Funds in connection with securities lending and repurchase agreements will not qualify for reductions in individual federal income tax on certain dividends and so may be taxable as ordinary income.

     TAXATION OF DISTRIBUTIONS

     Except for exempt-interest distributions paid out by the Tax-Exempt Funds, discussed below, all distributions paid out of a Fund's current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. For federal income tax purposes, a Fund's earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund's current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in his or her Fund shares and then capital gain. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

     Distributions designated by a Fund as capital gain distributions will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Each Fund will designate capital gain distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. Government if the Fund meets the state's minimum investment or reporting requirements, if any. Investments in Government National Mortgage Association ("Ginnie Mae") or Federal National Mortgage Association ("Fannie Mae") securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

     SALES AND EXCHANGES OF FUND SHARES

     In general, as long as a Money Market Fund maintains a net asset value of $1.00 per share, no gain or loss should be recognized upon the sale or exchange of Fund shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the


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case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise. Under certain circumstances, an individual shareholder receiving qualified dividend income from a Fund, explained further below, may be required to treat a loss on the sale or exchange of Fund shares as a long-term capital loss.

     If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss may be disallowed under "wash sale" rules to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

     If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest distributions (defined below) received with respect to the shares. The Treasury Department is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular distributions where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any. No such regulations have been issued as of the date of this SAI. The loss disallowance rules described in this paragraph do not apply to losses realized under a periodic redemption plan.

     FOREIGN TAXES

     Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. Only an International/Global Stock Fund may qualify for and make the election; however, even if an International/Global Stock Fund qualifies for the election for a year, it may not make the election for such year. An International/Global Stock Fund will notify each shareholder within 60 days after the close of the Fund's taxable year whether it has elected for the foreign taxes paid by the Fund to "pass-through" for that year.

     Even if an International/Global Stock Fund qualifies for the election, foreign income and similar taxes will only pass-through to the Fund's shareholders if the Fund and its shareholders meet certain holding period requirements. Specifically, (i) the shareholders must have held the Fund shares for at least 16 days during the 31-day period beginning 15 days prior to the date upon which the shareholders became entitled to receive Fund distributions corresponding with the pass-through of such foreign taxes paid by the Fund, and
(ii) with respect to dividends received by the Fund on foreign shares giving rise to such foreign taxes, the Fund must have held the shares for at least 16 days during the 31-day period beginning 15 days prior to the date upon which the Fund became entitled to the dividend. These holding periods increase for certain dividends on preferred stock. An International/Global Stock Fund may choose not to make the election if the International/Global Stock Fund has not satisfied its holding requirement.

     If an International/Global Stock Fund makes the election, the Fund will not be permitted to claim a credit or deduction for foreign taxes paid in that year, and the Fund's dividends-paid deduction will be increased by the amount of foreign taxes paid that year. Fund shareholders that have satisfied the holding period requirements shall include their proportionate share of the foreign taxes paid by the Fund in their gross income and treat that amount as paid by them for the purpose of the foreign tax credit or deduction. If such shareholder claims a credit for foreign taxes paid, the credit will be limited to the extent it exceeds the shareholder's federal income tax attributable to foreign source taxable income or the amount specified in the notice mailed to that shareholder within 60 days after


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the close of the year. If the credit is attributable, wholly or in part, to qualified dividend income (as defined below), special rules will be used to limit the credit in a manner that reflects any resulting dividend rate differential.

     In general, an individual with $300 or less of creditable foreign taxes may elect to be exempt from the foreign source taxable income and qualified dividend income limitations if the individual has no foreign source income other than qualified passive income. This $300 threshold is increased to $600 for joint filers. A deduction for foreign taxes paid may only be claimed by shareholders that itemize their deductions.

     FEDERAL INCOME TAX RATES

     As of the printing of this SAI, the maximum stated federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net capital gain.

     Current federal income tax law also provides for a maximum individual federal income tax rate applicable to "qualified dividend income" equal to the highest net long-term capital gains rate, which generally is 15%. In general, "qualified dividend income" is income attributable to dividends received from certain domestic and foreign corporations on or after January 1, 2003, as long as certain holding period requirements are met. If 95% or more of a Fund's gross income constitutes qualified dividend income, all of its distributions generally will be treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund's ex-dividend date. If less than 95% of the Fund's income is attributable to qualified dividend income, then only the portion of the Fund's distributions that are attributable to and designated as such in a timely manner will be so treated in the hands of individual shareholders. Only dividends from direct investments will qualify. Payments received by the Fund from securities lending, repurchase and other derivative transactions ordinarily will not. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners.

     The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions to reduce or eliminate the benefit of lower marginal income tax rates. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various "sunset" provisions of federal income tax laws.

     BACKUP WITHHOLDING

     The Trust may be required to withhold, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if the shareholder fails to furnish the Fund with a correct "taxpayer identification number" ("TIN"), generally the shareholder's social security or employer identification number, if (when required to do so), the shareholder fails to certify under penalty of perjury that the TIN provided is correct and that the shareholder is not subject to backup withholding, or if the IRS notifies the Fund that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. This backup withholding is not an additional tax imposed on the shareholder. If backup withholding provisions are applicable, any distributions or proceeds, whether paid in cash or received in additional shares, will be reduced by the amounts required to be withheld. The shareholder may apply amounts required to be withheld as a credit against his or her future federal income tax liability, provided that the required information is furnished to the IRS. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase in future years under "sunset" provisions of law enacted in 2001.

     TAX-DEFERRED PLANS

     The shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

     CORPORATE SHAREHOLDERS


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     Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund attributable to domestic corporations if received directly by the corporate shareholder, would qualify for such a deduction. The dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will only be eligible for the deduction if certain holding period requirements are met. These requirements are complex, and, therefore, corporate shareholders of the Funds are urged to consult their own tax advisors and financial planners.

     FOREIGN SHAREHOLDERS

     With respect to taxable years beginning on or after January 1, 2005 and before January 1, 2008, distributions designated by a Fund as "interest-related distributions" generally attributable to the Fund's net interest income earned on certain debt obligations paid to a nonresident alien individual, a foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), a foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or a foreign corporation (each, a "foreign shareholder") generally will be exempt from federal income tax withholding tax, provided the Fund obtains a properly completed and signed certificate of foreign status from such foreign shareholder ("exempt foreign shareholder"). In order to qualify as an interest-related distribution, the Fund must designate a distribution as such not later than 60 days after the close of the Fund's taxable year. Distributions made to exempt foreign shareholders attributable to net investment income from other sources, such as dividends received by a Fund, generally will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). However, this tax generally will not apply to exempt-interest distributions from a Fund, described below. Notwithstanding the foregoing, if a distribution described above is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

     In general, a foreign shareholder's capital gains realized on the disposition of Fund shares, capital gain distributions and, with respect to taxable years of a Fund beginning on or after January 1, 2005 and before January 1, 2008, "short-term capital gain distributions" (defined below) are not subject to federal income tax withholding, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or
(iii) with respect to taxable years of a Fund beginning on or after January 1, 2005, and before January 1, 2008, such gains or distributions are attributable to gain from the sale or exchange of a U.S. real property interest. If such gains or distributions are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the tax, reporting and withholding requirements applicable to U.S. persons generally will apply to the foreign shareholder. If such gains or distributions are not effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income tax withholding tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). If more than half of a Fund's assets are invested directly or indirectly in U.S. real property holding companies or REITs, distributions attributable to gain from the Fund's sale or exchange of U.S. real property interests will be taxed to a foreign shareholder as if that gain were effectively connected with the shareholder's conduct of a U.S. trade or business. Such gains or distributions may be required to be reported by a foreign shareholder on a U.S. federal income tax return and will be subject to U.S. income tax at the rates applicable to U.S. holders and/or may be subject to federal income tax withholding at a rate of 35% (or less to the extent provided in Treasury Regulations). If a foreign shareholder disposes its Fund shares prior to a distribution and the Fund has income attributable to a U.S. real property interest, under certain circumstances the foreign shareholder may be treated as having received a distribution attributable to gain from the Fund's sale or exchange of U.S. real property interests. While the Funds do not expect Fund shares to constitute U.S. real property interests, a portion of a Fund's distributions may be attributable to gain from the sale or exchange of U.S. real property interests. Foreign shareholders should contact their tax advisors and financial planners regarding the tax consequences to them of such distributions. "Short-term capital gain distributions" are distributions designated as such from a Fund in a written notice mailed by the Fund to


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its shareholders not later than 60 days after the close of the Fund's taxable year generally attributable to its net short-term capital gain.

     Even if permitted to do so, the Funds provide no assurance that they will designate any distributions as interest-related distributions or short-term capital gain distributions. Even if a Fund makes such designations, if you hold Fund shares through an intermediary, no assurance can be made that your intermediary will respect such designations.

     If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder's death, Fund shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). Under recently enacted tax legislation, with respect to estates of decedents dying after December 31, 2004, and before January 1, 2008, if a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the United States at the time of the shareholder's death, Fund shares will not be deemed property situated in the United States in the proportion that, at the end of the quarter of the Fund's taxable year immediately preceding the shareholder's date of death, the assets of the Fund that were "qualifying assets" (i.e., bank deposits, debt obligations or property not within the United States) with respect to the decedent bore to the total assets of the Fund. In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

     The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

     Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships. If an International/Global Stock Fund qualifies and makes an election to pass-through foreign taxes to its shareholders, foreign shareholders of the Fund generally will be subject to increased federal income taxation without a corresponding benefit for the pass-through.

     SPECIAL TAX CONSIDERATIONS PERTAINING TO ALL THE TAX-EXEMPT FUNDS

     If at least 50% of the value of a regulated investment company's total assets at the close of each quarter of its taxable years consists of obligations the interest on which is exempt from federal income tax, it will qualify under the Code to pay "exempt-interest distributions." The Tax-Exempt Funds intend to so qualify and are designed to provide shareholders with a high level of income exempt from federal income tax in the form of exempt-interest distributions.

     Distributions of capital gains or income not attributable to interest on a Tax-Exempt Fund's tax-exempt obligations will not constitute exempt-interest distributions and will be taxable to its shareholders. The exemption of interest income derived from investments in tax-exempt obligations for federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority.

     Not later than 60 days after the close of its taxable year, each Tax-Exempt Fund will notify its shareholders of the portion of the distributions for the taxable year which constitutes exempt-interest distributions. The designated portion cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by the Tax-Exempt Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Interest on indebtedness incurred to purchase or carry shares of a Tax-Exempt Fund will not be deductible to the extent that the Fund's distributions are exempt from federal income tax.

     In addition, certain deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for purposes of calculating federal alternative minimum tax ("AMT"). Tax preference items include tax-exempt interest on "private activity bonds." To the extent that a Tax-Exempt Fund invests in private activity bonds, its shareholders will be required to report that portion of a Tax-Exempt Fund's distributions attributable to income from the bonds as a tax preference item in determining their AMT, if any. Shareholders will be notified of the tax status of distributions made by a Tax-Exempt Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax


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advisors before purchasing shares in a Tax-Exempt Fund. Furthermore, shareholders will not be permitted to deduct any of their share of a Tax-Exempt Fund's expenses in computing their AMT. In addition, exempt-interest distributions paid by a Tax-Exempt Fund to a corporate shareholder is included in the shareholder's "adjusted current earnings" as part of its AMT calculation. As of the printing of this SAI, individuals are subject to an AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about the AMT should consult own their tax advisors.

     The IRS is paying increased attention on whether obligations intended to produce interest exempt from federal income taxation in fact meet the requirements for such exemption. Ordinarily, the Tax-Exempt Funds rely on an opinion from the issuer's bond counsel that interest on the issuer's obligation will be exempt from federal income taxation. However, no assurance can be given that the IRS will not successfully challenge such exemption, which could cause interest on the obligation to be taxable and could jeopardize a Tax-Exempt Fund's ability to pay exempt-interest distributions. Similar challenges may occur as to state-specific exemptions.

     SPECIAL TAX CONSIDERATIONS PERTAINING TO THE CALIFORNIA FUNDS

     If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company consists of obligations the interest on which, if held by an individual, is exempt from taxation by California ("California Exempt Securities"), then the regulated investment company will be qualified to make distributions that are exempt from California state individual income tax ("California exempt-interest distributions"). For this purpose, California Exempt Securities generally are limited to California municipal securities and certain U.S. Government and U.S. possession obligations. The California Funds intend to qualify under the above requirements so that they can pay California exempt-interest distributions.

     Within sixty days after the close of its taxable year, each California Fund will notify its shareholders of the portion of the distributions paid by the Fund that is exempt from California state individual income tax. The total amount of California exempt-interest distributions paid by a California Fund with respect to any taxable year cannot exceed the excess of the amount of interest received by the Fund for such year on California Exempt Securities over any amounts that, if the Fund were treated as an individual, would be considered expenses related to tax exempt income or amortizable bond premium and would thus not be deductible under federal income or California state individual income tax law.

     Interest on indebtedness incurred by a shareholder in a taxable year to purchase or carry shares of a California Fund is not deductible for California state individual income tax purposes if the Fund distributes California exempt-interest distributions during the shareholder's taxable year.

     The foregoing is only a summary of some of the important California state individual income tax considerations generally affecting the California Funds and their shareholders. No attempt is made to present a detailed explanation of the California state income tax treatment of the California Funds or their shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of any California Fund distributions constituting California exempt-interest distributions is excludable from income for California state individual income tax purposes only. Any distributions paid to shareholders subject to California state franchise tax or California state corporate income tax may be taxable for such purposes. Accordingly, potential investors in the California Funds, including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their own tax advisors with respect to the application of such taxes to the receipt of the California Funds' distributions and as to their own California state tax situation, in general.

     SPECIAL TAX CONSIDERATIONS PERTAINING TO THE FLORIDA INTERMEDIATE BOND FUND

     Florida does not impose an individual income tax. Thus individual shareholders of the Florida Intermediate Bond Fund will not be subject to any Florida income tax on distributions received from the Florida Intermediate Bond Fund. However, Florida does impose an income tax on corporations. Florida also imposes an annual intangible personal property tax on intangible personal property (including but not limited to stocks or shares of business trusts or mutual funds) held by persons domiciled in the State of Florida, regardless of where such property is kept. Florida counsel has, however, advised the Trust that shares in the Florida Intermediate Bond Fund shall not be subject to Florida's intangible personal property tax if on January 1 of each tax year at least 90 percent of the net asset value of the portfolio of such Florida Intermediate Bond Fund consists of obligations of the government of the United States of America, its agencies, instrumentalities, the Commonwealth of Puerto Rico, the government of


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Guam, the government of American Samoa, the government of the Northern Mariana
Islands, the State of Florida, its political subdivisions, municipalities or other taxing districts. Florida counsel has further advised that the intangible personal property tax has been repealed effective January 1, 2007.

     The Florida Intermediate Bond Fund anticipates that at least 90 percent of the net assets of the portfolio will contain assets that are exempt from Florida's intangible personal property tax on January 1 of each tax year. If the portfolio of the Florida Intermediate Bond Fund did not, however, meet this 90 percent test, then only the portion of the net asset value of the portfolio which is made up of direct obligations of the United States of America, its agencies, territories and possessions (as described above) may be removed from the net asset value for purposes of computing the intangible personal property tax. The remaining net asset value of the portfolio and hence a portion of the net asset value of the shares in the Florida Intermediate Bond Fund would be subject to the intangible personal property tax. Notice as to the tax status of your shares will be mailed to you annually. Shareholders of the Florida Intermediate Bond Fund should consult their own tax advisors with specific reference to their own tax situation if advised that a portion of the portfolio of such Fund consisted on January 1, 2006 or any prior year of assets which are not exempt from Florida's annual intangible personal property tax. Such annual intangible personal property tax, if any, is due and payable on June 30 of such year in which the tax liability arises. As noted above, this tax has been repealed effective January 1, 2007.

     SPECIAL TAX CONSIDERATIONS PERTAINING TO THE GEORGIA INTERMEDIATE BOND FUND

     The portion of the Fund's exempt-interest distributions paid to residents of Georgia attributable to interest received by the Georgia Funds on tax-exempt obligations of the State of Georgia or its political subdivision or authorities and other Fund distributions attributable to interest received from U.S. Government obligations will be exempt from Georgia individual and corporate income taxes. There is no Georgia intangibles tax or other personal property tax applicable to the shares of the Georgia Funds owned by investors residing in Georgia. The Georgia intangibles tax was repealed by the Georgia General Assembly on March 21, 1996, further ratified by a Constitutional Amendment approved in the November 1996 General Election (GA. L 1996, P.130 Section 9). The Georgia intangibles tax was repealed for taxable years beginning after January 1, 1996. Distributions attributable to capital gains realized from the sale of Georgia municipal bonds and U.S. Government obligations will be subject to the State of Georgia short-term or long-term capital gains tax, which follow the federal income tax treatment. Interest received by a Georgia resident from non-Georgia municipal state bonds and distributions received from mutual funds that derive income from non-Georgia municipal or state bonds will be subject to Georgia income tax.

     SPECIAL TAX CONSIDERATIONS PERTAINING TO THE MARYLAND INTERMEDIATE BOND
FUND

     The portion of the Maryland Intermediate Bond Fund's exempt-interest distributions attributable to interest received by the Fund on tax-exempt obligations of the state of Maryland or its political subdivisions or authorities, or obligations issued by the government of Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa or their authorities ("Maryland Municipal Bonds") and distributions attributable to gains from the disposition Maryland Municipal Bonds (other than obligations issued by U.S. possessions) or interest on U.S. Government obligations will be exempt from Maryland individual and corporate income taxes; any other Fund distributions will be subject to Maryland income tax. Fund shareholders will be informed annually regarding the portion of the Maryland Intermediate Bond Fund's distributions that constitutes exempt-interest distributions exempt from Maryland income taxes. Maryland presently includes in Maryland taxable income a portion of certain items of tax preference as defined in the Code. Interest paid on certain private activity bonds constitutes such a tax preference if the bonds (i) are not Maryland Municipal Bonds or (ii) are Maryland Municipal Bonds issued by U.S. possessions. Accordingly, up to 50% of any distributions from the Maryland Intermediate Bond Fund attributable to interest on such private activity bonds may not be exempt from Maryland state and local individual income taxes. Shares of the Maryland Intermediate Bond Fund will not be subject to the Maryland personal property tax.

     SPECIAL TAX CONSIDERATIONS PERTAINING TO NEW YORK TAX-EXEMPT RESERVES

     The portion of the New York Tax-Reserves' exempt-interest distributions attributable to interest received by the Fund on tax-exempt obligations of the State of New York or its political subdivisions will be exempt from New York State and City individual income taxes and from the New York City unincorporated business tax. Such distributions made to corporate shareholders subject to New York State and/or City corporate franchise or income tax may be taxable for such purposes. Accordingly, potential corporate investors in New York Tax-Exempt Reserves, including, in particular, corporate investors that may be subject to New York State and/or City corporate franchise or income tax, should consult their own tax advisors with respect to the application of such taxes to the Fund's distributions.

     SPECIAL TAX CONSIDERATIONS PERTAINING TO THE NORTH CAROLINA INTERMEDIATE BOND FUND

     The portion of the North Carolina Intermediate Bond Fund's exempt-interest distributions attributable to interest received by the Fund on tax-exempt obligations of the State of North Carolina or its political subdivisions, commissions, authorities, agencies or non-profit educational institutions organized or chartered under the laws of North Carolina, or obligations issued by the United States or its possessions will be exempt from North Carolina individual and corporate income taxes. Although capital gain distributions generally are subject to tax in North Carolina, individual shareholders of the North Carolina Intermediate Bond Fund may deduct the amount of capital gain distributions (if any) attributable to the sale of certain obligations issued before July 1, 1995 for purposes of determining their North Carolina taxable income.

     SPECIAL TAX CONSIDERATIONS PERTAINING TO THE SOUTH CAROLINA INTERMEDIATE BOND FUND

     The portion of the South Carolina Intermediate Bond Fund's exempt-interest distributions attributable to interest received by the Fund on tax-exempt obligations of the State of South Carolina, its political subdivisions or exempt interest upon obligations of the United States will be exempt from South Carolina income taxes. Distributions of capital gains or income not attributable to interest from tax-exempt obligations of the State of South Carolina, its political subdivisions or exempt interest on obligations of the United States may be subject to South Carolina income taxes.

     Although distributions of capital gains and the gain recognized with respect to the sale or exchange of shares of the Fund may be subject to the South Carolina state income tax, individuals, estates and trusts are entitled to a deduction for South Carolina taxable income purposes equal to 44% of the net capital gain recognized in South Carolina during a taxable year. The definition of net capital gain for federal income tax purposes is utilized for purposes of this deduction. In the case of estates or trusts, the deduction is applicable only to income taxed to the estate or trust or individual beneficiaries and not income passed through to nonindividual beneficiaries.

     SPECIAL TAX CONSIDERATIONS PERTAINING TO THE VIRGINIA INTERMEDIATE BOND
FUND

     Distributions will not be subject to Virginia income tax if the Virginia Intermediate Bond Fund pays distributions to shareholders that derived from (i) interest on debt obligations of Virginia or its political subdivisions, (ii) debt obligations of the United States excludable from Virginia income tax under the laws of the United States, or (iii) debt obligations of Puerto Rico, Guam, or the Virgin islands, that are backed by the full faith and credit of the borrowing government.

                     UNDERWRITER COMPENSATION AND PAYMENTS

     CMD is the principal underwriter and Distributor of the shares of the Funds. Its address is: One Financial Center, Boston, MA 02111.

     Pursuant to a Distribution Agreement, the Distributor, as agent, sells shares of the Funds on a continuous basis and transmits purchase and redemption orders that it receives to the Trust or the Transfer Agent. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Funds, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be reimbursed for all or a portion of such expenses to the extent permitted by a Distribution Plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act.

     The Distribution Agreement became effective with respect to a Fund after approved by its Board, and continues from year to year, provided that such continuation of the Distribution Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Distribution Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Distributor on 60 days' written notice.

     During the fiscal year ended March 31, 2006, the Distributor received $________ in underwriting commissions for all Funds it serves, of which the Distributor retained $________. During the fiscal year ended March 31, 2005, the Distributor received $11,205,844 in underwriting commissions for all Funds it serves, of which the Distributor retained $11,205,844. During the fiscal year ended March 31, 2004, the Distributor received $5,980,053 in underwriting commissions for all Funds it serves, of which the Distributor retained $5,980,053.

     The following table shows all commissions and other compensation received by CMD from each Fund for the period April 1, 2005 through March 31, 2006.

                                                    NET UNDERWRITING   COMPENSATION ON
                                                      DISCOUNTS AND    REDEMPTIONS AND    BROKERAGE        OTHER
FUND                                                   COMMISSIONS       REPURCHASES     COMMISSIONS   COMPENSATION
----                                                ----------------   ---------------   -----------   ------------
INTERNATIONAL/GLOBAL STOCK FUNDS
Global Value Fund                                       $  1,620           $ 68,479           $0            $0
Multi-Advisor International Equity Fund                    5,798              8,261            0             0
International Value Fund                                   2,855            141,764            0             0
Marsico International Opportunities Fund                 109,552                988            0             0

STOCK FUNDS
Asset Allocation Fund II                                $  5,936           $ 31,203           $0            $0
Convertible Securities Fund                               31,888            275,634            0             0
Marsico 21st Century Fund                                392,889            161,239            0             0
Marsico Focused Equities Fund                            190,701            704,182            0             0
Marsico Growth Fund                                      372,406            360,427            0             0
Marsico Mid Cap Growth Fund                                6,984             36,211            0             0
Mid Cap Value Fund                                       101,458            240,932            0             0
Small Cap Value Fund II                                    2,626              5,099            0             0
Small Cap Growth Fund II                                   4,974             28,756            0             0
Large Cap Core Fund                                       34,803             40,802            0             0
Large Cap Value Fund                                      53,089            834,387            0             0
                                                                                               0

INDEX FUNDS
Large Cap Index Fund                                    $      0           $      0           $0            $0
Mid Cap Index Fund                                             0                  0            0             0
Small Cap Index Fund                                           0                  0            0             0
Large Cap Enhanced Core Fund                                   0                  0            0             0

LIFEGOAL PORTFOLIOS
LifeGoal Balanced Growth Portfolio                      $355,665           $641,782           $0            $0
LifeGoal Growth Portfolio                                207,692            291,595            0             0
LifeGoal Income and Growth Portfolio                      43,791            270,527            0             0
LifeGoal Income Portfolio                                  3,049             36,422            0             0
Columbia Masters Global Equity Portfolio**                16,734              2,005            0             0
Columbia Masters Heritage Portfolio**                     67,282                586            0             0
Columbia Masters International Equity Portfolio**         21,607                  ?            0             0

GOVERNMENT & CORPORATE BOND FUNDS
Total Return Bond Fund                                  $  1,090           $ 13,828           $0            $0
High Income Fund                                         117,897            163,360            0             0
Intermediate Core Bond Fund                                6,322             21,514            0             0
Short Term Bond Fund                                       3,588             14,231            0             0

MUNICIPAL BOND FUNDS
Municipal Income Fund                                   $ 12,026           $  3,244           $0            $0
Short Term Municipal Bond Fund                            18,324              2,322            0             0

STATE MUNICIPAL BOND FUNDS
California Intermediate Bond Fund                       $ 13,562           $  2,088           $0            $0
Florida Intermediate Bond Fund                             3,580             10,986            0             0
Georgia Intermediate Bond Fund                             8,944              6,532            0             0
Maryland Intermediate Bond Fund                           21,998             12,336            0             0
North Carolina Intermediate Bond Fund                      2,374             14,219            0             0
South Carolina Intermediate Bond Fund                      1,751             11,350            0             0
Texas Intermediate Bond Fund                                  --                 21            0             0
Virginia Intermediate Bond Fund                           11,783              6,867            0             0

FIXED-INCOME SECTOR PORTFOLIOS                          $      0           $      0           $0            $0
Corporate Bond Portfolio                                       0                  0            0             0

                                                    NET UNDERWRITING   COMPENSATION ON
                                                      DISCOUNTS AND    REDEMPTIONS AND    BROKERAGE        OTHER
FUND                                                   COMMISSIONS       REPURCHASES     COMMISSIONS   COMPENSATION
----                                                ----------------   ---------------   -----------   ------------
Mortgage- and Asset-Backed Portfolio                           0                  0            0             0

MONEY MARKET FUNDS
California Tax-Exempt Reserves                          $      0           $      0           $0            $0
Cash Reserves                                                  0            138,257            0             0
Government Reserves                                            0                180            0             0
Money Market Reserves                                          0             36,068            0             0
Municipal Reserves                                             0              1,395           $0            $0
New York Tax-Exempt Reserves                                   0                  0            0             0
Tax-Exempt Reserves                                            0                  0            0             0
Treasury Reserves                                              0                  0            0             0

     ADVERTISING FUND PERFORMANCE

     Performance information for the Funds may be obtained by calling (800) 321-7854 or (800) 765-2668 (for institutional investors only) or by visiting www.columbiafunds.com. From time to time, the performance of a Fund's shares may be quoted in advertisements, shareholder reports, and other communications to shareholders. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     Standardized performance for the Funds, i.e., that required in both form and content by Form N-1A, is either shown below or incorporated by reference from the Funds' Annual Reports, and may be advertised by the Funds. The main purpose of standardized performance is to allow an investor to review the performance of a Fund's class of shares and compare such performance with that of investment alternatives, including other mutual funds.

     Non-standardized performance also may be advertised by the Funds. One purpose of providing non-standardized performance to an investor is to give that Class A different performance perspective that may not be captured by standardized performance. The non-standardized performance of a Fund's class of shares, however, may not be directly comparable to the performance of investment alternatives because of differences in specific variables (such as the length of time over which performance is shown and the exclusion of certain charges or expenses) and methods used to value portfolio securities, compute expenses and calculate performance. Non-standardized performance may include, but is not limited to, performance for non-standardized periods, including year-to-date and other periods less than a year, performance not reflecting the deduction of certain charges, fees and/or expenses, and performance reflecting the deduction of applicable state or federal taxes, or so-called "after-tax performance" After-tax returns are generally calculated using the same methodology as that used in calculating total return, except that such after-tax returns reflect the deduction of taxes according to applicable federal income and capital gain tax rates attributable to dividends, distributions and an investor's redemptions. Of course, after-tax returns for individual investors will vary as the tax rates applicable to such investors vary. In addition, the Funds may also advertise their tax efficiency ratios and compare those ratios with other mutual funds. A tax efficiency ratio is intended to let an investor know how tax efficient a Fund has been over a period of time, and is typically related to its portfolio turnover rate. That is, an investor could expect that the higher a Fund's portfolio turnover rate, the greater the percentage of gains realized and the lower the level of tax efficiency over a given period of time.

     In general, comparisons to other mutual funds or investment alternatives may be useful to investors who wish to compare past performance of the Funds or a class with that of competitors. Of course, past performance is not a guarantee of future results.

     Each Fund may quote information obtained from the Investment Company Institute, national financial publications, trade journals, industry sources and other periodicals in its advertising and sales literature. In addition, the Funds also may compare the performance and yield of a class or series of shares to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance and yield of a class of shares in a Fund may be compared to data prepared by Lipper Analytical Services, Inc. Performance and yield data as reported in national financial publications such as Money Magazine,

Forbes, Barron's, The Wall Street Journal, and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of a class of shares in a Fund. The "yield" and "effective yield" of each class of shares of a Money Market Fund may be compared to the respective averages compiled by Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market funds, or to the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by leading banks and thrift institutions in the top five metropolitan statistical areas.

     The Funds also may use the following information in advertisements and other types of literature: (i) the Consumer Price Index may be used, for example, to assess the real rate of return from an investment in a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used, among other things, to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return, among other things, on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector. In addition, the performance of a Fund's class of shares may be compared to the S&P 500, the Dow Jones Industrial Average, a recognized index of common stocks of 30 industrial companies listed on the NYSE, the Europe, Far East and Australia Index, a recognized index of international stocks, or any similar recognized index. The performance of a Fund's class of shares also may be compared to a customized composite index.

     In addition, the Funds also may use, in advertisements and other types of literature, information and statements: (1) showing that although bank savings accounts may offer a guaranteed return of principal and a fixed rate of interest, they offer no opportunity for capital growth; and (2) describing Bank of America, and its affiliates and predecessors, as one of the first investment managers to use asset allocation and index strategies in managing and advising accounts. The Funds also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

     The Funds also may discuss in advertising and other types of literature that a Fund has been assigned a rating by an NRSRO, such as S&P. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to buy, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Funds may compare a Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

     The Funds also may disclose in sales literature the distribution rate on the shares of a Fund. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent net asset value or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.

     In addition, certain potential benefits of investing in global securities markets may be discussed in promotional materials. Such benefits include, but are not limited to: a) the expanded opportunities for investment in securities markets outside the U.S.; b) the growth of securities markets outside the U.S. vis-a-vis U.S. markets; c) the relative return associated with foreign securities markets vis-a-vis U.S. markets; and d) a reduced risk of portfolio volatility resulting from a diversified securities portfolio consisting of both U.S. and foreign securities.

     Ibbotson Associates of Chicago, Illinois, and other companies provide historical returns of the capital markets in the United States. The Funds may compare the performance of their share classes or series to the long-term performance of the U.S. capital markets in order to demonstrate general long-term risk versus reward investment scenarios. Performance comparisons could also include the value of a hypothetical investment in common stocks, long-term bonds or treasuries.

                   APPENDIX A--DESCRIPTION OF SECURITY RATINGS

     The following summarizes the highest six ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment-grade securities.

          AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

          A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

          BB, B - Bonds rated BB and B are regarded, on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

     To provide more detailed indications of credit quality, the AA, A and BBB, BB and B ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

     The following summarizes the highest six ratings used by Moody's for corporate and municipal bonds. The first four denote investment-grade securities.

          Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A - Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa - Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B - Bond that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

     The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds, each of which denotes that the securities are investment-grade.

          AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

          AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

          A - Bonds that are rated A have protection factors which are average but adequate. However risk factors are more variable and greater in periods of economic stress.

          BBB - Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

     To provide more detailed indications of credit quality, the AA, A and BBB ratings may modified by the addition of a plus or minus sign to show relative standing within these major categories.

     The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds, each of which denotes that the securities are investment-grade:

          AAA - Bonds considered to be investment-grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

          AA - Bonds considered to be investment-grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

          A - Bonds considered to be investment-grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

          BBB - Bonds considered to be investment-grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment-grade is higher than for bonds with higher ratings.

     To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

     The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable-rate demand obligations:

     MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

     The following summarizes the two highest ratings used by S&P for short-term municipal notes:

     SP-1 - Indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 - Indicates satisfactory capacity to pay principal and interest.

                              APPENDIX B--GLOSSARY

Term Used in SAI                             Definition
----------------                             ----------
1933 Act..................................   Securities Act of 1933, as amended
1934 Act..................................   Securities Exchange Act of 1934, as amended
1940 Act..................................   Investment Company Act of 1940, as amended
Administrator.............................   CMA
Adviser...................................   CMA, Brandes, Marsico Capital, MacKay Shields and/or Causeway,
                                             as the context may require
Advisory Agreements.......................   The respective Investment Advisory Agreements and Investment
                                             Sub-Advisory Agreements for the Funds
AMEX......................................   American Stock Exchange
Asset Allocation Fund II..................   Columbia Asset Allocation Fund II
                                             (formerly known as Nations Asset Allocation Fund)
BA Advisors...............................   Banc of America Advisors, LLC
BACAP.....................................   Banc of America Capital Management, LLC
BACAP Distributors........................   BACAP Distributors, LLC
Bank of America...........................   Bank of America, N.A.
BFDS/DST..................................   Boston Financial Data Services, Inc./DST Systems, Inc.
BNY.......................................   The Bank of New York
Board.....................................   The Trust's Board of Trustees
Brandes...................................   Brandes Investment Partners, L.P.
California Fund(s)........................   One or more of California Intermediate Bond Fund and
                                             California Tax-Exempt Reserves
California Intermediate Bond Fund.........   Columbia California Intermediate Municipal Bond Fund
                                             (formerly known as Nations California Intermediate Municipal
                                             Bond Fund)
California Tax-Exempt Reserves............   Columbia California Tax-Exempt Reserves
                                             (formerly known as Nations California Tax-Exempt Reserves)
Cash Reserves.............................   Columbia Cash Reserves
                                             (formerly known as Nations Cash Reserves)
Causeway..................................   Causeway Capital Management LLC
CFST......................................   The Trust
CFTC......................................   Commodity Futures Trading Commission
CFVIT I...................................   Columbia Funds Variable Insurance Trust I (formerly known as
                                             Nations Separate Account Trust), a registered investment
                                             company in the Columbia Funds Family
CMA.......................................   Columbia Management Advisors, LLC
                                             (formerly known as BACAP)
CMD.......................................   Columbia Management Distributors, Inc.
                                             (formerly known as BACAP Distributors)
CMIT......................................   Columbia Funds Master Investment Trust
                                             (formerly known as Nations Master Investment Trust), a
                                             registered investment company in the Columbia Funds Family
CMOs......................................   Collateralized mortgage obligations
CMS.......................................   Columbia Management Services, Inc.
Code......................................   Internal Revenue Code of 1986, as amended
Code(s) of Ethics.........................   The codes of ethics adopted by the Board pursuant to Rule
                                             17j-1 under the 1940 Act
Columbia Funds or Columbia Funds Family...   The fund complex that is comprised of the Trust, along with
                                             CFVIT I and CMIT
Companies.................................   Two or more of CFVIT I, CMIT or the Trust, as the context may require
Company...................................   Any one of CFVIT I, CMIT or the Trust, as the context may
                                             require
Convertible Securities Fund...............   Columbia Convertible Securities Fund
                                             (formerly known as Nations Convertible Securities Fund)
Custodian.................................   State Street

Distributor...............................   CMD
Distribution Plan(s)......................   One or more of the plans adopted by the Board pursuant to Rule
                                             12b-1 under the 1940 Act for the distribution of the Funds'
                                             shares
FDIC......................................   Federal Deposit Insurance Corporation
FHLMC.....................................   Federal Home Loan Mortgage Corporation
Fixed-Income Sector Portfolios............   Corporate Bond Portfolio and Mortgage- and Asset-Backed
                                             Portfolio
Florida Intermediate Bond Fund............   Columbia Florida Intermediate Municipal Bond Fund
                                             (formerly known as Nations Florida Intermediate Municipal Bond
                                             Fund)
FNMA......................................   Federal National Mortgage Association
Fund......................................   One of the open-end management investment companies (listed on the front cover of this SAI) that is a series of the Trust
Funds.....................................   Two or more of the open-end management investment companies
                                             (listed on the front cover of this SAI) that is a series of the Trust
Georgia Intermediate Bond Fund............   Columbia Georgia Intermediate Municipal Bond Fund
                                             (formerly known as Nations Georgia Intermediate Municipal Bond
                                             Fund)
Global Value Fund.........................   Columbia Global Value Fund
                                             (formerly known as Nations Global Value Fund)
GNMA......................................   Government National Mortgage Association
Government & Corporate Bond Fund(s).......   One or more of those Funds shown under the heading "Government
                                             & Corporate Bond Funds" on the front cover of the SAI
Government Reserves.......................   Columbia Government Reserves
                                             (formerly known as Nations Government Reserves)
High Income Fund..........................   Columbia High Income Fund
                                             (formerly known as Nations High Yield Bond Fund)
Index Fund(s).............................   One or more of those Funds shown under the heading
                                             "Index Funds" on the front cover of the SAI
Intermediate Core Bond Fund...............   Columbia Intermediate Core Bond Fund
                                             (formerly known as Nations Intermediate Bond Fund)
International/Global Stock Fund(s)........   One or more of those Funds shown under the heading
                                             "International/Global Stock Funds" on the front cover of the
                                             SAI
International Value Fund..................   Columbia International Value Fund
                                             (formerly known as Nations International Value Fund)
INVESCO...................................   INVESCO Global Asset Management (N.A.), Inc.
Investment Advisory Agreement(s)..........   The investment advisory agreement(s) with between the Trust, on behalf of its Funds, and CMA
Investment Sub-Advisory Agreement(s)......   The investment sub-advisory agreement(s) with and between the
                                             Trust, on behalf of each of its respective Funds, Brandes,
                                             Marsico Capital, MacKay Shields and/or Causeway, as the case may be
IRS.......................................   United States Internal Revenue Service
Large Cap Core Fund.......................   Columbia Large Cap Core Fund
                                             (formerly known as Nations Strategic Growth Fund)
Large Cap Enhanced Core Fund..............   Columbia Large Cap Enhanced Core Fund
                                             (formerly known as Nations LargeCap Enhanced Core Fund)
Large Cap Index Fund......................   Columbia Large Cap Index Fund
                                             (formerly known as Nations LargeCap Index Fund)
Large Cap Value Fund......................   Columbia Large Cap Value Fund
                                             (formerly known as Nations Value Fund)
LIBOR.....................................   London Interbank Offered Rate
LifeGoal Portfolio(s).....................   One or more of those Funds shown under the heading
                                             "LifeGoal Portfolios" on the front cover of the SAI
MacKay Shields............................   MacKay Shields LLC
Marsico 21st Century Fund.................   Columbia Marsico 21st Century Fund
                                             (formerly known as Nations Marsico 21st Century Fund)
Marsico Capital...........................   Marsico Capital Management, LLC
Marsico Focused Equities Fund.............   Columbia Marsico Focused Equities Fund

                                             (formerly known as Nations Marsico Focused Equities Fund)
Marsico Growth Fund.......................   Columbia Marsico Growth Fund
                                             (formerly known as Nations Marsico Growth Fund)
Marsico Mid Cap Growth Fund...............   Columbia Marsico Mid Cap Growth Fund
                                             (formerly known as Nations Marsico MidCap Growth Fund)
Marsico International Opportunities Fund..   Columbia Marsico International Opportunities Fund
                                             (formerly known as Nations Marsico International Opportunities
                                             Fund)
Maryland Intermediate Bond Fund...........   Columbia Maryland Intermediate Municipal Bond Fund
                                             (formerly known as Nations Maryland Intermediate Municipal
                                             Bond Fund)
Mid Cap Index Fund........................   Columbia Mid Cap Index Fund
                                             (formerly known as Nations MidCap Index Fund)
Mid Cap Value Fund........................   Columbia Mid Cap Value Fund
                                             (formerly known as Nations MidCap Value Fund)
Money Market Fund(s)......................   One or more of those Funds shown under the heading
                                             "Money Market Funds" on the front cover of the SAI
Money Market Reserves.....................   Columbia Money Market Reserves
                                             (formerly known as Nations Money Market Reserves)
Moody's...................................   Moody's Investors Service, Inc.
Multi-Advisor International Equity Fund...   Columbia Multi-Advisor International Equity Fund
                                             (formerly known as Nations International Equity Fund)
Municipal Bond Fund(s)....................   One or more of those Funds shown under the heading
                                             "Municipal Bond Funds" on the front cover of the SAI
Municipal Income Fund.....................   Columbia Municipal Income Fund
                                             (formerly known as Nations Municipal Income Fund)
Municipal Reserves........................   Columbia Municipal Reserves
                                             (formerly known as Nations Municipal Reserves)
New York Tax-Exempt Reserves..............   Columbia New York Tax-Exempt Reserves
                                             (formerly known as Nations New York Tax-Exempt Reserves)
Non-Money Market Fund(s)..................   One or more of the mutual funds of the Trust, other than the
                                             Money Market Funds
North Carolina Intermediate Bond Fund.....   Columbia North Carolina Intermediate Municipal Bond Fund
                                             (formerly known as Nations North Carolina Intermediate
                                             Municipal Bond Fund)
NRSRO.....................................   Nationally recognized statistical ratings organization
                                             (such as Moody's or S&P)
NYSE......................................   New York Stock Exchange
PFPC......................................   PFPC Inc.
Putnam....................................   Putnam Investment Management, LLC
REIT......................................   Real estate investment trust
S&P.......................................   Standard & Poor's Corporation
SAI.......................................   This Statement of Additional Information
SEC.......................................   United States Securities and Exchange Commission
Selling Agent.............................   Banks, broker/dealers or other financial institutions that have entered into a sales support agreement with the
                                             Distributor
Servicing Agent...........................   Banks, broker/dealers or other financial institutions that have entered into a shareholder servicing agreement with the
                                             Distributor
Short Term Bond Fund......................   Columbia Short Term Bond Fund
                                             (formerly known as Nations Short-Term Income Fund)
Short Term Municipal Bond Fund............   Columbia Short Term Municipal Bond Fund
                                             (formerly known as Nations Short-Term Municipal Income Fund)
Small Cap Growth Fund II..................   Columbia Small Cap Growth Fund II
                                             (formerly known as Nations Small Company Fund)
Small Cap Index Fund......................   Columbia Small Cap Index Fund
                                             (formerly known as Nations SmallCap Index Fund)
Small Cap Value Fund II...................   Columbia Small Cap Value Fund II

                                             (formerly known as Nations SmallCap Value Fund)
SMBS......................................   Stripped mortgage-backed securities
South Carolina Intermediate Bond Fund.....   Columbia South Carolina Intermediate Municipal Bond Fund
                                             (formerly known as Nations South Carolina Intermediate
                                             Municipal Bond Fund)
State Municipal Bond Fund(s)..............   One or more of the California Intermediate Bond Fund, Florida
                                             Intermediate Bond Fund, Georgia Intermediate Bond Fund,
                                             Maryland Intermediate Bond Fund, North Carolina Intermediate
                                             Bond Fund, South Carolina Intermediate Bond Fund, Texas
                                             Intermediate Bond Fund and Virginia Intermediate Bond Fund
State Street..............................   State Street Bank and Trust Company
Stephens..................................   Stephens Inc.
Stock Funds...............................   One or more of those Funds shown under the heading
                                             "Stock Funds" on the front cover of the SAI
Tax-Exempt Fund(s)........................   One or more of Municipal Reserves, California Tax-Exempt
                                             Reserves, Tax-Exempt Reserves and the Municipal Bond Funds
Tax-Exempt Reserves.......................   Columbia Tax-Exempt Reserves
                                             (formerly known as Nations Tax-Exempt Reserves)
Texas Intermediate Bond Fund..............   Columbia Texas Intermediate Municipal Bond Fund
                                             (formerly known as Nations Texas Intermediate Municipal Bond
                                             Fund)
Total Return Bond Fund....................   Columbia Total Return Bond Fund
                                             (formerly known as Nations Bond Fund)
Transfer Agent............................   CMS
Transfer Agency Agreement.................   The transfer agency agreement between the Trust, on behalf of its respective Funds, and CMS
Treasury Reserves.........................   Columbia Treasury Reserves
                                             (formerly known as Nations Treasury Reserves)
The Trust.................................   Columbia Funds Series Trust (or CFST), the registered
                                             investment company in the Columbia Funds Family to which this
                                             SAI relates
Trustee(s)................................   One or more Trustees of the Trust
Virginia Intermediate Bond Fund...........   Columbia Virginia Intermediate Municipal Bond Fund
                                             (formerly known as Nations Virginia Intermediate Municipal
                                             Bond Fund)

                   APPENDIX C--DESCRIPTION OF STATE CONDITIONS

     CALIFORNIA

     In addition to the general financial condition of the State, certain California constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives could adversely affect the ability of issuers of California municipal obligations to pay interest and principal on such obligations. The following information relates specifically to Columbia California Intermediate Municipal Bond Fund and Columbia California Tax-Exempt Reserves (each, a "Fund" and together, the "Funds"). This summary does not purport to be a comprehensive description of all relevant facts. Although the Funds have no reason to believe that the information summarized herein is not correct in all material respects, this information has not been independently verified for accuracy or thoroughness by us. Rather, this information has been culled from official statements and prospectuses issued in connection with various securities offerings of the State of California and local agencies in California, available as of the date of this Statement of Additional Information. Further, these estimates and projections should not be construed as statements of fact. They are based upon assumptions, which may be affected by numerous factors, and there can be no assurance that target levels will be achieved.

     General Economic Factors. The economy of the State of California is the largest among the 50 States and is one of the largest in the world, with prominence in the high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services sectors. The State's General Fund depends heavily on revenue sources that are cyclical, notably personal income and sales taxes. During the boom in the mid- to late- 1990s, record revenues flowed into the General Fund. The Legislature absorbed the unanticipated revenues by enacting new spending mandates and significant tax cuts took effect. Beginning in 2001, California's economy slid into recession and, as thousands of jobs were lost and capital gains taxes on stock transfers dropped, General Fund revenues sharply declined. The budgetary stresses resulting from dependence on cyclical revenue sources have been compounded by an underlying structural imbalance between anticipated revenues and spending commitments, some of which increase annually by law regardless of revenue. While the Legislative Analyst's Office ("LAO"), a nonpartisan agency, estimates that the 2006-07 fiscal years will end with a meaningful budget reserve, it expects that operating shortfalls will continue in subsequent years, reaching nearly $4 billion in 2007-08 and nearly $5 billion in 2008-09.

     The California economy strengthened and generally outperformed expectations in 2005. California non-farm payroll employment was 1.5 percent higher than a year earlier in the first 11 months of 2005. In the first 11 months in 2004, in contrast, non-farm payroll employment was only 1 percent higher than for the comparable period a year earlier. The State's unemployment rate dropped from an average of 6.3 percent in the first 11 months of 2004 to 5.4 percent in the first 11 months of 2005, as the number of unemployed persons fell below 1,000,000 for the first time in nearly four years. The average national unemployment rate in 2005 was 5.1 percent.

     After several years of record sales and soaring prices, real estate home sales showed signs of softening in the final quarter of 2005. The median price for existing home sales more than doubled between 2001 and mid-2005, but then began declining in late in 2005. Other indicators pointing to a housing slowdown include fewer loan applications, rising inventories of homes on the market and a slower pace of new building permit activity. According to the 2006-07 Governor's Budget, the major risk for the outlook of the California economy is a sharp slowdown in residential construction. Other risks to the State's economy include higher-than-anticipated energy and interest costs, which are expected to take their toll on consumer confidence and discretionary incomes.

     Bond Ratings. Three major credit rating agencies, Moody's Investors Service, Standard and Poor's ("S&P") and Fitch Ratings, assign ratings to California long-term general obligation bonds. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield.

     In May 2006, S&P and Moody's each raised the State's general obligation bond rating from A to A+ and from A2 to A1, respectively, citing the State's strong economy and increased tax revenues. In July

2005, Fitch upgraded the ratings on these same bonds from A- to A. It is not possible to determine whether or the extent to which Moody's, S&P or Fitch will change such ratings in the future.

     Notwithstanding the upgrades by the rating services, California's general obligation bonds currently have lower ratings than other rated states. Lower ratings make it more expensive for the State to raise revenues, and, in some cases, could prevent the State from issuing general obligation bonds in the quantity otherwise desired. Downgrades may negatively impact the marketability and price of securities in the Fund's portfolio.

     State Finances. The monies of California are segregated into the General Fund and approximately 900 Special Funds. The General Fund consists of the revenues received by the State's Treasury that are not otherwise required by law to be credited to another fund, as well as earnings from State monies not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most major revenue sources of the State. Monies in the General Fund are appropriated pursuant to constitutional mandates or by legislation.

     A new Special Reserve Fund was created in 2004 with the successful passage of Proposition 58. The State is required to contribute to the Special Reserve Fund one percent of revenues in 2006-07, two percent in 2007-08 and three percent in subsequent years, subject to a cap. Part of the Special Reserve Fund is dedicated to repayment of the economic recovery bonds ("ERBs") issued by the State in 2004; the fund will also be used to cushion future economic downturns or remediate natural disasters.

     Fiscal Year 2005-06 Budget.

     California's fiscal year runs from July 1 to the following June 30. The January before the existing budget expires, the Governor proposes a new budget. The Governor's proposal is based on assumptions about the Budget Act then in effect, is updated in May and is subject to negotiation with the Legislature before enactment in the summer. Pursuant to Proposition 58, which was adopted by voters in March 2004, the Legislature is required to enact a balanced budget. Previously, governors were required to propose a balance budget, but the Legislature could have enacted a deficit budget. Approval of a budget statute requires a two-thirds vote in the Legislature.

     The 2005-06 Budget Act, enacted on July 11, 2005 (the "2005-06 Budget"), projected an increase in General Fund revenues of 5.7 percent, from $79.9 billion in 2004-05 to $84.5 billion in 2005-06. The revenue projections assumed a continued but moderate growth in the State's economy. The 2005-06 Budget contained an increase in General Fund appropriations of 9.2 percent, from $81.7 billion in 2004-05 to $90.0 billion in 2005-06. The difference between revenues and expenditures was funded by using a part of the $7.5 billion reserve balance at June 30, 2005. At the time the 2005-06 Budget was enacted, the resulting shortfall was expected to draw down the current year reserve to $1.3 billion at the end of fiscal year 2005-06. About $900 million of this reserve will be set aside for payment in 2006-07 of tax refunds and other adjustments related to the tax amnesty program implemented in early 2005.

     As signed by the Governor, the 2005-06 Budget funded the 2005-06 minimum legally required level for K-12 education, using the levels set in the 2004-05 Budget as the basis for mandated increases. The State saved $3.8 billion in 2004-05 by not paying the minimum guaranteed level for 2004-05; under current law, this amount must be restored in future years. The 2005-06 Budget also repays local governments $1.2 billion owed to them by August 2006 for vehicle-license fees ("VLF") pursuant to a cost avoidance mechanism incorporated into the 2004-05 Budget and approved by voters in November 2004. The 2005-06 Budget provided for the transfer of $1.3 billion of gasoline tax revenues to State transportation initiatives, consistent with Proposition 42. The 2005-06 Budget also deferred payments of some obligations, including a proposed $464 million bond to fund a judgment against the State for flood damage. The Governor's proposal to sell $1.7 billion of additional ERBs was deleted from the 2005-06 Budget following higher revenue estimates in the May revision of the 2005-06 Budget. The 2005-06 Budget contained no new taxes.

     The 2005-06 Budget continued to rely on a compact reached with local governments and approved by voters in November 2004 that permitted the State to keep $1.3 billion in property tax revenues otherwise owed to local governments for each of fiscal years 2004-05 and 2005-06. Beginning in 2006-07, State authority to reduce local governments' share of tax revenue is curbed. The measure also replaced local governments' 1/4 cent of sales tax revenue with a share of property tax revenue, permanently reduced the

VLF to 0.65 percent and eliminated the State's obligation to backfill VLF revenues that previously were dedicated to local governments.

     Some of the revenue and cost-saving assumptions reflected in the 2005-06 Budget were uncertain at the time of enactment. Revenue from a proposed $1 billion bond offering secured by payments from Native American tribal gaming under new compacts was included in the 2005-06 Budget, despite a pending lawsuit challenging the compacts. The new compacts are expected to result in substantial payments to the State in exchange for expanded gambling rights. The Department of Finance now anticipates that such funding will likely not be available until fiscal year 2006-07. Also, the 2005-06 Budget included $525 million in pension bond revenue; however, these bonds are subject to legal challenge on the same grounds that a similar pension bond issuance was blocked during fiscal year 2004-05.

     In a September 2005 report, the LAO concluded that, despite some corrective actions in the 2005-06 Budget, the State's ongoing structural budget problem remains a major concern. The LAO noted that the 2005-06 Budget contained a significant number of one-time or limited-term solutions, including, among others, holding Proposition 98 funding for 2004-05 at the level provided in the 2004-05 budget for a savings of about $3 billion, cutting $455 million in social services, retaining $380 million in certain sales taxes on gasoline (so-called "spillover funds") in the General Fund instead of using them for public transit purposes, and certain borrowings and revenue increases.

     In the LAO's November 2005 Fiscal Outlook report, the LAO predicted that the State will generate a reserve of about $5.2 billion during the 2005-06 budget year, up by nearly $4 billion from the 2005-06 budget estimate. The LAO report predicted that the reserve will be more than sufficient to overcome the approximately $4 billion operating deficit predicted for 2006-07, without additional program reductions or sources of revenue. However, the LAO warned that multibillion-dollar operating deficits will persist in future budgets and that the State continues to have a longer-term structural deficit problem.

     Proposed Fiscal Year 2006-07 Budget

     On January 10, 2006, Governor Schwarzenegger released his proposed budget for 2006-07 (the "2006-07 Governor's Budget"). The 2006-07 Governor's Budget proposed an increase in General Fund appropriations of 8.4 percent, from an estimated $90.3 billion in 2005-06 to $97.9 billion in 2006-07, while revenues were projected to increase 4.9 percent, from an estimated $87.7 billion in 2005-06 to $92.0 billion in 2006-07. The operating shortfall is expected to reduce the budget reserve from an anticipated balance of $6.5 billion at the end of fiscal year 2005-06 to $613 million by the close of fiscal year 2006-07.

     The 2005-06 Governor's Budget provides for a significant increase in education spending. Proposition 98 General Fund expenditures are proposed at $40.5 billion, an increase of $4.1 billion or 11.4 percent, compared to the revised 2005-06 Budget. The level of funding reflects $1.7 billion in Proposition 98 spending above the minimum level required by the Proposition 98 guarantee for 2006-07. In addition, the budget provides $428 million in new spending for K-12 after school programs as required by Proposition 49 and includes funding in lieu of planned tuition fee increases of eight percent and ten percent for undergraduate and graduate students, respectively, attending the California State University and University of California colleges.

     Other features of the 2006-07 Governor's Budget include modest expansions in the criminal justice area for additional judgeships and expanded inmate and parolee programs and increased spending on Health and Social Services programs, including allocating $47.4 million to bolster state and local capacity to prevent and respond to disease outbreaks and natural or intentional disasters, and full funding of the Budget Stabilization Account (the "BSA") pursuant to Proposition 58 in the estimated amount of $920 million, of which half will remain in the BSA as a reserve and the other half will be further transferred for the purpose of early retirement of ERBs.

     In May 2006, Governor Schwarzenegger released his revised budget for 2006-07 (the "2006-07 May Revision"), which projected an additional $7.5 billion in combined revenues for fiscal years 2005-06 and 2006-07 primarily as a result of stronger-than-expected collections of personal income taxes in April 2006. The 2006-07 May Revision estimated General Fund revenues and transfers of $94.3 billion and General Fund expenditures of $101.0 billion. The Governor proposed to use nearly 40 percent of the $7.5 billion increase in revenues on education spending. Other key components of the 2006-07 May Revision include $1.6 billion to prepay budgetary debt, $400 million for hospitals and public health clinics for disaster preparedness and $500 million on inmate population and corrections-related health care costs. The 2006-07 May Revision now estimates that the 2005-06 and 2006-07 fiscal years will end with a budgetary reserve of $8.8 billion and $2.2 billion, respectively.

     In presenting his 2006-07 Budget, the Governor also proposed a comprehensive Strategic Growth Plan, which is the first installment of a 20-year investment in the State's infrastructure in the following five areas: transportation and air quality; education; flood control and water supply; public safety; and court and other public service infrastructure. Specifically, this plan lays out more than $222 billion in infrastructure investments over the first ten years, of which $68 billion will be financed with general obligations bonds, and the remainder will come from a mixture of existing and new funding sources. The general obligation bonds will be put before the citizens of California over a series of elections between 2006 and 2014. The Department of Finance estimates that the increase in debt service costs associated with the Strategic Growth Plan will amount to approximately one percentage point in the State's debt service ratio (annual cost for debt service as a percentage of General Fund revenues) and will keep the debt service ratio below six percent over the next 20 years.

     In addition, the Governor is proposing a constitutional amendment, currently drafted as Senate Constitutional Amendment 21 ("SCA 21"). Under SCA 21, the annual Governor's Budget would be required to contain an estimate of the principal and interest costs, or the debt service costs, for current and proposed General Fund supported debt for five years in the future, and an estimate of General Fund revenues for the same years. SCA 21 would then require that the Budget Act for each year not include appropriations from the sale of new General Fund-supported debt in that year if the debt service costs on that new debt, combined with the debt service costs of bonds already outstanding or for which appropriations have been encumbered, would cause the total debt service on General Fund-supported debt to exceed six percent of estimated General Fund revenues.

     The Governor is also proposing a constitutional amendment to permanently protect Proposition 42 funds for transportation and eliminate the option for future governors and legislatures to suspend the allocation. Proposition 42, enacted in 2002, permits the suspension of the annual transfer of motor vehicle fuel sales tax revenues from the General Fund to the Transportation Investment Fund if the Governor declares that the transfer will result in a significant negative fiscal impact on the General Fund and the Legislature agrees with a two-thirds vote of each house. The proposed constitutional amendment would repeal the provisions that allow this suspension. In 2003-04, the scheduled Proposition 42 transfer of $868 million was suspended and, in 2004-05, the transfer of $1.3 billion was suspended. The Proposition 42 transfer was fully funded in 2005-06 at $1.3 billion, and the 2006-07 Governor's Budget proposed to fully fund the Proposition 42 transfer at $1.4 billion for 2006-07, and also included $920 million for advance repayment of a portion of the 2004-05 suspension.

     In a February 2006 report entitled "The 2006-07 Budget: Perspectives and Issues," the LAO noted that while the 2006-07 fiscal year will end with a meaningful reserve, operating shortfalls will continue under the 2006-07 Governor's Budget, reaching nearly $4 billion in 2007-08, and nearly $5 billion in 2008-09. In addition, risks and pressures associated with, among other things, higher energy costs, a steeper-than-expected slowdown in real estate sales and activity and the outcome of pending lawsuits involving the State could add several billions of dollars to the operating shortfalls during the next several years were they to materialize. In addition to these near-term risks, longer-term risks identified in the LAO report include tens of billions of dollars in financial burdens from unfunded liabilities related to employee retirement.

     Many of the Governor's budget proposals are controversial and there can be no assurance that any of the cost-cutting or revenue raising proposals will be enacted by the Legislature or withstand judicial scrutiny. Final action on budget adjustments for 2005-06 and enactment of the 2006-07 Budget Act will occur following negotiations between the Legislature and the Governor.

     Future Budgets. We cannot predict what actions will be taken in the future by the State Legislature, the Governor and voters to deal with changing State revenues and expenditures. Governor Schwarzenegger has presented budget reforms and spending proposals directly to voters as ballot propositions that would amend the State Constitution. Embedding near-term solutions into the State Constitution, particularly solutions that defer current costs and that anticipate benefits in the future, may impair the State's flexibility and limit its options in the future. The State budget will be affected by national and State economic conditions and other factors.

     State Indebtedness.

     The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies.

     General Obligation Bonds. California's capacity to issue general obligation bonds is described in the State Constitution. General obligation indebtedness of the State may not be created without the approval of a majority of voters. Debt service on general obligation bonds is the second charge to the General Fund after the support of the public school system and public institutions of higher education. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds. As of March 1, 2006, the State had outstanding approximately $47.8 billion aggregate principal amount of long-term general obligation bonds.

     The Legislature has approved a new bond for the construction and renovation of public libraries of approximately $600 million for voter approval in the June 2006 primary election. A $9.95 billion bond measure for high speed rail projects has been placed on the November 2006 general election ballot but legislation is pending to defer this measure until 2008. In addition, the Legislature has approved a $10.4 billion general obligation bond to fund K-12 and Higher Education, a $2.85 billion general obligation bond providing homeownership, rental and permanent housing opportunities, a $4.09 billion general obligation bond to repair and maintain levees and improve flood control systems and a $19.9 billion general obligation bond to fund road repairs, reduce congestion, improve bridge safety, expand public transit and improve port security on the November 2006 general election ballot. These proposed general obligation bonds are part of the Governor's Strategic Growth Plan. Additional bond proposals may be added to the 2006 primary or general election ballots.

     In November 2004, voters approved issuance of $3 billion in state general obligation bond to provide $295 million annually for 10 years to California schools, institutes and private companies conducting stem cell research. The measure is intended to be self-funding, with repayment made from patent royalties and tax revenues generated by new jobs. Voters also approved $15 billion in economic recovery bonds in March 2004.

     Commercial Paper. Voter-approved general obligation indebtedness may be issued as commercial paper notes for some bond issues. Pursuant to the terms of the bank credit agreement supporting the general obligation commercial paper program, not more than $1.5 billion in general obligation commercial paper notes may be outstanding at any time. As of March 1, 2006, the State had $981 million aggregate principal amount of general obligation commercial paper notes outstanding.

     Lease-Revenue Bonds. In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-revenue bonds. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease which provides the source of payment of the debt service on the lease-revenue bonds. The State had approximately $7.7 billion General Fund-supported lease-revenue debt outstanding at March 1, 2006.

     Non-Recourse Debt. Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. State agencies and authorities had outstanding about $49.8 billion in aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund as of December 31, 2005.

     Cash Flow Borrowings. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State issued $3.0 billion of Revenue Anticipation Notes to meet its short-term cash flow needs in fiscal year 2005-06.

     Inter-fund Borrowing. The unreserved fund balance of the General Fund is known as the Special Fund for Economic Uncertainties ("SFEU"). The SFEU consists of the residual of total resources after total expenditures and all legal reserves (such as a reserve for encumbrances). The State draws on the SFEU to fund general activities when revenues decline or expenditures unexpectedly increase. Any appropriation made from the SFEU is an appropriation from the General Fund for budgeting and accounting purposes.

     Inter-fund borrowing permits the General Fund to transfer money from special funds when the General Fund is or will be exhausted. All transfers must be restored to the transferor special fund as soon as there is sufficient money in the General Fund to do so, and no transfer may be made if it would interfere with the objective for which such special fund was created. As of March 31, 2996, outstanding loans to the General Fund consisted of $2.3 billion from the SFEU and other inter-fund sources.

     Constitutional, Legislative and Other Factors. California voters have approved a series of tax-limiting initiatives, adding complexity to the revenue-raising process of the State and local entities. California also has a rule of taxpayer standing (Cal. C.C.P. 526a) that permits any citizen or corporation liable to pay a tax to challenge the assessment in court to prevent illegal expenditure, waste or injury, provided that no bonds for public improvements or public utilities may be enjoined. With this relatively low bar to taxpayer lawsuits, the California judiciary has interpreted many of the tax-related initiatives, sometimes with results unexpected by taxing authorities. No assurances can be given that California entities will be able to raise taxes to meet future spending requirements. It is also possible that California entities have not successfully complied with the complex legislative framework, and may in the future be required to return revenues previously collected.

     The initiatives began in 1978 with Proposition 13 (Cal. Const. Art. XIIIA), which, as amended, generally caps the maximum real property tax that may be imposed at one percent, caps annual increases in assessed property values at two percent, permits reassessment to market value only on sale (subject to certain exemptions), and requires local governments to obtain the approval of two-thirds of the electorate to impose special taxes (taxes imposed for specific purposes). Proposition 13 also gave the State legislature responsibility for allocating the remaining proceeds of the property tax. Proposition 13 was intended to stop local governments from relying on open-ended voter approval to incur governmental expenses deemed desirable from year to year, and from levying taxes accordingly. Proposition 13 is believed to have altered local land development policies by encouraging localities to approve development of retail facilities over housing: typically, cities and counties obtain the highest net revenues from retail developments, and housing and manufacturing developments often yield more costs than tax revenues. Furthermore, because the basic one percent ad valorum tax is based on the value of the property as of the owner's acquisition, the amount of tax on comparable properties varies widely.

     Proposition 4 or the "Gann Initiative" (Cal. Const. Art. XIIIB) was adopted in 1979 and restricts State and local spending of revenues derived from taxes, regulatory licenses, user charges or other fees. The spending limits are adjusted annually to reflect changes in the cost of living and population growth. If revenues exceed limits, local governments must return excess revenues to taxpayers in the form of rate reductions; the State is obligated to refund half of the excess to taxpayers, and to transfer the remaining half to schools and community colleges.

     Both Propositions 13 and 4 have been amended several times, but both continue to constrain State and local spending. After the passage of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the lost property tax revenues, including taking over the principal responsibility for funding local K-12 schools and community colleges. During the recession of the early 1990s, the State curtailed post-Proposition 13 aid to local government entities other than school districts by requiring cities and counties to transfer some of their allocated property tax revenues to school districts. Notwithstanding the cutbacks, local governments have continued to rely on the State to support basic local functions, including local law enforcement, juvenile justice and crime prevention programs. The State withheld these allocations in part in 2003-04 and 2004-05 to deal with the State's financial challenges, and such withholdings must be repaid in the future.

     In 1986, California voters approved Proposition 62, a statute that requires super-majority approvals of local government taxes. Two-thirds of the local entity's legislative body and a majority of its electorate must approve any tax for general governmental purposes, and two-thirds vote of the electorate


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must approve any special tax for specific purposes. In 1995, the California
Supreme Court upheld the constitutionality of Proposition 62.

     In 1996, California voters approved Proposition 218 (Cal. Const. Arts. XIIIC and XIIID), an initiative with a purpose of "limiting local government revenue and enhancing taxpayer consent." Proposition 218 requires a majority of a local entity's electorate to approve any imposition or increase in a general tax, and two-thirds of the local entity's electorate to approve any imposition or increase in a specific tax. Proposition 218 also precludes special districts, including school districts, from levying general taxes; accordingly, special districts are required to obtain two-thirds approval for any increases. Proposition 218 has a retroactive effect, in that it enables voters to use initiatives to repeal previously authorized taxes, assessments, fees and charges.

     Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments, and for this reason, some California cities and counties experienced lowered credit ratings, and other local governments may be reduced in the future. In recent lawsuits, the California Court of Appeal has applied the anti-tax intent of Proposition 218 broadly to find city and county taxes and charges invalid.

     Other litigation and initiatives complicate the State's ability to spend tax revenue.

     In 1988, voters passed Proposition 98, which, as modified by Proposition 111, guarantees K-12 schools and community colleges a minimum share of General Fund revenues. Proposition 98 permits the Legislature, by a two-thirds vote in both houses and with the Governor's concurrence, to suspend the minimum funding formula for a one-year period. The 2004-05 Budget suspended the level of Proposition 98 spending by approximately $2 billion. However, subsequent growth in General Fund revenues has increased the estimated 2004-05 Proposition 98 guarantee calculation by an additional $1.7 billion, bringing the total value of the suspension to $3.7 billion. This suspended amount is added to the existing maintenance factor, or the difference between Proposition 98 guarantees and actual appropriations. After estimated and proposed payments in 2005-06 and 2006-07, the total estimated maintenance factor balance will be $1.3 billion at the end of fiscal year 2006-07. This maintenance factor balance is required to be restored in future years as economic conditions improve.

     With a constitutional initiative in November 2004, voters endorsed a complex tax swap arrangement to provide funding for local governments. The measure shifted $1.3 billion from local governments in each of 2004-05 and 2005-06, but would prohibit such transfers in the future. At the same time, voters approved a one percent surcharge on incomes over $1 million to pay for county mental health services. The LAO cites this enactment as a potential obstacle to efforts to reduce the volatility of state revenues, because it may impede adjustments to the progressive structure of the State's personal income tax.

     The full impact of these propositions and initiatives on existing and future California security obligations remains to be seen. Further, it is unknown whether additional legislation bearing on State and local government revenues will be enacted in the future and, if enacted, whether such legislation will provide California issuers enough revenues to pay their obligations.

     The State is involved in certain legal proceedings (described in the State's recent financial statements). Some of these have been recently decided against the State, including a judgment requiring the State Controller to transfer $500 million from the General Fund to the State teachers' retirement board a trial court's decision invalidating a proposed issuance of up to $960 million in pension obligation bonds and a judgment awarding a cost of living adjustment to recipients of CalWorks program benefits that is estimated to cost the State approximately $350 million if the judgment is upheld on appeal. In February 2006, a federal court appointed a receiver to run and operate the State's prison medical system following the entry of a stipulated judgment in a lawsuit challenging the adequacy of medical care provided to State prisoners. The ensuing costs cannot be predicted. Additional pending suits may cause the State to incur judgment costs in the future or prevent the State from raising revenues, such as through tribal gaming bonds.

     Penalties against the State for administrative errors may require the State to make significant future payments. The State expects to receive about $56.2 billion in federal funds in 2005-06, with roughly $30.0 billion dedicated to various health and social services programs and about $14.6 billion allocated to education. Compliance with federal program requirements is enforced by penalties. The State has incurred


                                      C-7

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more than $970 million in penalties for failing to implement a statewide computer system to track child support payments; if the system is operational in 2006, the federal penalty may be waived.

     Other Considerations. Certain debt obligations held by the Funds may be obligations payable solely from lease payments on real or personal property leased to the State, cities, counties or their various public entities. California law provides that a lessor may not be required to make payments during any period that it is denied use and occupancy of the property in proportion to such loss. Moreover, the lessor only agrees to appropriate funding for lease payments in its annual budget for each fiscal year. In case of a default under the lease, the only remedy available against the lessor is that of reletting the property; no acceleration of lease payments is permitted. Each of these factors presents a risk that the lease financing obligations held by a Fund would not be paid in a timely manner.

     Certain debt obligations held by the Funds may be obligations payable solely from the revenues of health care institutions. The method of reimbursement for indigent care, California's selective contracting with health care providers for such care and selective contracting by health insurers for care of its beneficiaries now in effect under California and federal law may adversely affect these revenues and, consequently, payment on those debt obligations.

     Recent Developments Regarding Energy. The stability of California's power grid and its transmission capacity remains of concern. In its Summer 2006 Electricity Supply and Demand Outlook the California Energy commission predicted adequate capacity to meet anticipated summer 2006 demands and to maintain minimum reserve requirements under average weather conditions. Southern California, however, may encounter insufficient capacity and reserve levels if the summer of 2006 is hotter than anticipated. Heat waves in Southern California in the Spring of 2004 resulted in transmission emergencies, which have prompted cuts to certain volunteer customers and also short rotating blackouts. In 2000 and 2001, at the height of California's energy crisis, the State experienced rolling blackouts, or cuts of power to entire blocks of the power grid. Since 2001, California's supply of electric energy has been augmented by net new capacity of 8,674 megawatts, and transmission lines have been upgraded.

     Natural gas prices in California are not regulated and therefore may fluctuate. Significant interruption in natural gas supplies could adversely affect the economy, including generation of electricity, much of which is fueled by natural gas.

     There can be no assurance that there will not be continued and future disruptions in energy supplies or related developments that could adversely affect the State's and local governments' economies, and that could in turn affect State and local revenues.

     Seismic Activity. Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damage. Neither event has had any long-term negative economic impact. Seismic retrofitting is an ongoing expense for State infrastructure. An estimated $2.6 billion has been allocated for seismic retrofitting of the seven State-owned toll bridges in California, including the Bay Bridge connecting Oakland and San Francisco. Any California municipal obligation in the fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

     Fire. Due to hot summers, low humidity and dry winds, California is subject to certain risks with regard to wildfires. The State bears responsibility for fire control in 31 million acres of wildland, mostly privately owned. In October 2003, wildfires engulfed over 746,000 acres and hundreds of homes in Los Angeles, Riverside, San Bernardino, San Diego and Ventura Counties. Losses have been estimated in the range of $1.5 to $2.5 billion. Southern California is continuing to experience a drought that increases its vulnerability to wildfire. Fire protection costs have increased over the last 10 years due to increased population in wildland areas, labor costs and unhealthy forest conditions, where trees are dry due to infestation and drought.

     Water Supply and Flooding. Due to aspects of its geography, climate and continually growing population, California is subject to certain risks with regard to its water resources. California has


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intermittently experienced droughts and floods. During prior droughts, some urban areas resorted to mandatory rationing, farmers in several agricultural areas chose to leave part of their acreage fallow, and ecosystems in some regions endured severe deprivations. Heavy rainfall may result in floods and landslides, particularly in areas damaged by wildfire. On February 27, 2006, the Governor declared a State of Emergency to permit immediate work on repair of levees and waterways in the Sacramento-San Joaquin Flood Control System. These emergency repairs are expected to cost approximately $200 million, some or all of which may be reimbursed by the federal government or from bond funds. The California Department of Water Resources has declared that in the Central Valley in particular, flood control infrastructure is deteriorating, local land use decision-makers are not properly considering risks posed by development in flood plains, and court decisions have clarified State liability for flood damage. The California Bay-Delta Authority (CALFED), a joint state and federal agency, has an approved budget of $8.1 billion in the next 10 years, but the source of such funds is unclear. Historically, the State has contributed 60% of CALFED's funds. As with the potential risks associated with seismic activity, any California municipal obligation in the fund could be affected by an interruption of revenues because of damaged facilities or income tax deductions for casualty losses or property tax assessment reductions.

     FLORIDA

     In recent years Florida voters have passed a number of constitutional amendments mandating state spending. Voters passed the High Speed Rail Act in 1999 requiring the State Legislature to fund construction of a high speed rail train from Tampa to Miami. The estimated cost of this project ranges from $10 to $20 billion. In November 2004 the citizens of Florida voted to repeal the High Speed Rail Amendment to the Florida Constitution that was enacted in November of 2000. In its 2005 Report to the Legislature, the Florida High Speed Rail Authority recommends the state continue with the development of Phase One (Tampa-Orlando) of the high speed rail system. No action has been taken on this recommendation.

     In calendar year 2002 voters passed the Class Size Amendment. This amendment requires the student/teacher ratio to be reduced sharply over the next decade. Requirements will include adding many new teachers and adding additional classrooms. The annual salary additions and capital cost of new facilities is forecast to reach $3 billion per year by 2010. The legislature appropriated $1 billion during the fiscal year ending June 30, 2004 for these purposes.

     Associated with the classroom size amendment is a second amendment which also passed in calendar year 2002, mandating pre-school education for 4 year olds throughout the State of Florida (the "State"). Facilities and training provisions for additional teachers are estimated to cost the State $1 billion per year.

     In calendar year 2004, the legislature adopted Article V which relates to the judicial branch and Revision 7; the constitutional element adopted by the State's voters in 1998. Revision 7 is intended to shift certain costs of the State court system so that the financial responsibilities of the State and counties would be evened out. Costs to the State to fund the court system are estimated to reach $500 million per year.

     Total costs of these amendments and actions to Florida's state budget are estimated to reach $6 billion per year over the long-term. The State is unable to fund these mandates by cutting costs or services elsewhere. To date the Governor has been unable to place voter repeal referenda on the ballot. Without voter repeal the State will be forced to raise additional revenues or face severe budget shortfalls. A one penny increase in the State sales tax is a likely solution to fund these additional needs and avoid severe State budget shortfalls. To date the sale tax increase has been avoided due to more austere budget planning and sharply increasing tax revenues due to property valuation increases at the local level. The rate of growth in ad valorem property values is expected so slow sharply over the next two to three years as the housing markets cool.

     These new mandates suggest there will be considerable additional spending over the next decade at the school board level in local counties. State bonding needs for the high speed rail can also be expected to rise. This will expand volume of government bond issuance annually in Florida over the coming decade on the order of $3 billion to $6 billion per year, over current levels.


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     Florida is the fourth most populous state with an estimated 2005 population of 17,789,864. The population change from 1995-2005 has been 25.73%. By the year 2010, population will likely exceed 19.2 million. Miami-Dade County leads the State as the most populous county exceeding 2.4 million. Miami-Dade County is followed by Broward, West Palm Beach and Hillsborough Counties at 1.7, 1.2, and
1.1 million respectively. Flagler County located along the Atlantic Coast was the fastest-growing county with a 10.7% population increase from July 2004 to July 2005. In addition, according to the Census Bureau, Flagler led the U.S.
with a huge 53 percent increase since 2000. Population growth has historically been driven by retirement migration with local economies weighted heavily in tourism and agriculture. Over the past twenty years, retirement, agriculture and tourism have been complemented by high technology jobs, service sector jobs and international trade. In the meantime, the three traditional industries have taken on global character. Trade and tourism, for example, have become international and this has fueled foreign retirement migration in some markets.

     The health of the national economy plays an important role in Florida's fiscal soundness and economic development. Local growth is supported by migration from other regions of the country which become source feeder markets for population growth In Florida.

     The emergence of Florida as the fourth most populous state in the United States has placed significant pressure on state and local government to provide infrastructure and municipal and urban services. During the 1980s and 1990s, growth was so rapid that a significant backlog of need emerged which today, is still being filled. Across the state, construction of new highway systems, airport expansions, local school and university systems, hospitals and jails are being put in place. Much of this growth is being funded by bonded revenues secured by the expanding real property tax base. As of 2005, real property values exceeded $1.4 trillion, a 15.29% increase over 2003 Residential property values accounted for over $959 billion in value. In addition to the rapid population growth and resulting increases in improved residential properties, commercial and industrial valuations have also grown consistently. There is now over $218 billion in improved real property value in commercial and industrial properties in Florida.

     One reason commercial and industrial values have increased is the strategic nature of the industries that have located and grown in the State. The Florida industrial base is concentrated in high technology industries such as electronics, medical equipment, laser optics, computer simulation and space travel. As a result, while defense contract spending has declined nationally by over 25 percent, in real terms, from 1985 to 2000, Florida's value of defense contracts has increased from $8.3 billion in 2004 to $10.3 billion in 2005, a 23.4% increase; the highest awards being given to Orange and Brevard Counties, Florida. Florida improved in rank from seventh to fifth in dollar volume awards.

     With increasing demands for services and comparatively low taxes, Florida has experienced a rapid growth in the volume of bond debt. However, because of rapid population growth, Florida's per capita state debt of $1,334 as of 2004 remains well below the national average of $2,560.

     The Growth Management Act of 1985 and the concurrency rules promulgated have affected Florida's economic growth and development in some regions of the State and could continue to impact the economy in the future. Concurrency means the services and infrastructure needed by new development must be in place on or before such new development is operational. In addition, the location of new development will be more carefully scrutinized with the respect to environmental sensitivity and natural resource limitations. Growth management legislation affects all areas of the State with varying degrees of impact depending on the specific local conditions such as, existing infrastructure capacity, local environmental constraints, and limitations on natural resources such as potable water and habitat preservation. Having now experienced twenty years subject to growth management rules, it appears that the Growth Management Act of 1985 has, on balance, been beneficial. Growth management has helped improve quality of life, ease infrastructure shortfalls and focused the State agenda on preserving quality of life through growth management regulation and other funded environmental land preservation programs. Under the current state administration, a trend is developing where local development and growth management issues are being turned back to the county level. This may increase partnership at the local level as well as an increase in the number of special interest groups at the county level. This year concurrency and growth management legislation has been updated. Special attention is also being paid to a more rigorous method of determining and accounting for the costs of growth. This effort being


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spearheaded at both State and local levels is designed to assure proper capital funding for new growth and development at the local level.

     The new growth management legislation includes road planning, water planning, and school concurrency for Florida's growing population. The bill provides $1.5 billion for infrastructure funding for transportation, water and schools, with recurring funding of $750 million annually thereafter. The pay as you grow system bases decisions about new development on the ability to provide sufficient infrastructure in Florida's ever growing communities including a capital improvement element and regulatory relief. School concurrency programs will be put in place by 2008. This means many counties across the State will significantly increase school impact fees and raise expenditures to meet capital school requirements.

     Florida suffered severe hurricane seasons in 2004 and 2005. Total insured losses reached $23.2 billion during the two season period. Schools experienced considerable damage. In St. Lucie County which bore the brunt of 2 major storms, system wide school damage reached $40 million, most of which was covered by insurance claims. Infrastructure damage to utilities, including water systems and electrical distribution systems was extensive across the entire state. Storm debris cleanup also diverted to limited funds to operating budgets in local municipalities where damage was extensive. Recouping these funds through higher taxes or increased user fees is likely as hurricane seasons are forecast to remain active during the next few years. It is estimated that one in five homes were damaged during the 2004 hurricane season. In December 2004, the Governor signed into law a package of hurricane-related bills to help with the burdens of Florida homeowners and to restore Florida's coastline. The bills include reimbursements for multiple insurance deductibles, tax rebates for homeowners unable to live in their homes for two months due to hurricane damage, sales tax refund for residents whose mobile homes were destroyed and aid for Florida citrus growers. Federal Emergency Management Agency received over 1.25 million requests for aid due to the 2004 hurricane season. It is expected that cities, counties and school districts will spend more on hurricane preparedness. This legislative session, the Governor signed into law an additional series of bills to provide state funding for hurricane preparedness, response and recovery. This will help in the ability to prepare, respond and recover from future hurricanes in Florida.

     Base realignment and closure procedures (herein "BRAC") were created to restructure the military and its installations. The 2005 BRAC list was made public in May and no major military installations in Florida were ordered closed. Two closures were ordered with respect to the Defense Finance and Accounting Service in Orlando and the Navy Reserve Center in St Petersburg.

     Within Florida, regional economies perform differently according to their urban or rural qualities and level of economic diversification. The spectrum of regional economies spans dense urban centers such as Miami and Tampa to rural agricultural regions of citrus, cattle ranching and sugar cane production.

     Southeast Florida includes Miami, Fort Lauderdale, West Palm Beach, and the Florida Keys. This area is highly urban and economically diverse. Tourism, retirement, high technology computer manufacturing, medical industries, international trade, winter vegetable crops and sugar cane production are the prominent features of this area. Hurricane Andrew struck South Dade County in Fall, 1992. Some 80,000 homes were destroyed along with local businesses and Homestead Air Force Base. Since the hurricane, approximately 80 to 90 percent of the homes have been restored. The restoration and rebuilding process is now essentially complete. Over the long term, the effects of the hurricane may speed the suburbanization of South Florida. However, in the interim, extensive reinvestment and redevelopment is still needed. Other factors helping to diminish agriculture locally include environmental preservations in sugarcane lands, the effect of foreign competition due to NAFTA on sugar prices, local winter fruit and vegetable prices and citrus canker which has destroyed most of the lime groves in the region. Federal government price support programs for sugar cane growers can be expected to continue. In 2005, Florida led the nation in new housing units authorized with more than 280,800 units permitted. The demand for new single and multifamily homes will remain robust while home mortgage interest rates remain at historic low levels, Across the State, new construction and renovations to existing structures is fueling the construction industry. Redevelopment of the Orlando Naval Training Center and the construction of Florida Gulf Coast University in Ft. Myers are worthy examples of new infrastructure meeting the demands of increasing population.

     In Broward and Palm Beach Counties, in particular, growth management's concurrency requirements have played a significant role in limiting economic expansion as compared with other regions


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of the State because of the lack of infrastructure capacity. Community consensus based long range planning efforts recently have been undertaken in northern Palm Beach County. However, the high capital cost of major infrastructure improvements remain an impediment to development in far western Palm Beach County. The decision to locate Scripps, a major medical research facility, in the northern portion of Palm Beach County will drive long term growth in northern Palm Beach County. Recent property sales from the MacArthur Foundation land holdings in northern Palm Beach County have prompted new upscale development there. High land costs and infrastructure backlog in Palm Beach has pushed the edge of new development north to St. Lucie County. Nearly 10,000 acres are under development in mixed use communities there with another 10,000 acres planned.

     Southwest Florida has emerged as a strong growth market. Traditionally, very retirement oriented, the region's economy has begun to diversify through increased employment opportunities and migration southward of citrus production. Increased employment opportunity has occurred due to the overall size of the market and improvements in infrastructure capacity. The improvement in transportation access also has helped tourism and as a result indirectly buoyed population growth rates by providing exposure and increased awareness of the region as a retirement destination among visitors. The State of Florida has opened Florida Gulf Coast University in Lee County, near the Fort Myers airport. This is the State's tenth university in the public university higher education system. Florida Gulf Coast University will accommodate 10,000 students within a decade and provide opportunities for synergy between industry and education.

     Central Florida is a premier world class resort/vacation destination. The presence of Disney World, Universal Studios and other tourist oriented recreational parks drives the central Florida economy. While the total size of the market has grown rapidly, the economy is dependent on tourism and population growth. Sharp but temporary declines in tourism, travel and hotel occupancy were noted in the Orlando market in the period immediately following the attacks of September 11. Through the first half of 2002, however, a recovery was made erasing much of the year over year losses. Two additional local industry concentrations, the laser/optical research node and motion picture industries are helping to diversify the local economy. Universal Studios has begun to expand its motion picture and theme park facilities. Disney World has opened its fourth theme park, "Animal Kingdom," covering 500 acres. Disney's Celebration community of residential and commercial activity is among the fastest-absorbing residential communities in Central Florida. Projected strong growth in tourism and large land areas available for expansion suggests this region will lead the state in population growth in the near term. International tourism has fueled the growth of an international retirement and second home market throughout Florida. Today, in the tourist areas of the market, one-fifth of new homes built are sold to foreign investors, foreign retirees or foreign vacation homeowners. Common places of origin include England, Germany, South America, and Puerto Rico. International retirement markets are also growing in southwest and Southeast Florida. There were an estimated 27 million overnight visitors to the Orlando market in 2005. This market consists of the following counties: Orange, Lake, Osceola, and Seminole. The hotel market remains strong with an estimated 113,000 rooms in the Orlando market

     North Florida is rural in many areas. Jacksonville is the major city in North Florida. The logging and paper industries, defense and retirement dominate the local economy. The insurance industry also has a strong presence in Jacksonville. Growth in North Florida peaked in the mid 1980's, coinciding with the military defense buildup, prior to the full implementation of growth management legislation. As urbanization and living costs increase in the south and central parts of the State, population growth from national retirement migration sources are increasing locally. Some large local landholders are shifting focus away from forestry and agriculture to residential development of land resources. This shift may be due to a number of factors including, anticipated long term climate change, more restrictive environmental rules and population growth pressure. The high volume of growth and associated growth pressures are moving into North Florida markets traditionally known as second or third tier markets. These include Ocala, Gainesville and St. Johns County, south of Jacksonville.

     The Florida panhandle is quite rural with reliance on tourism, defense and state government for employment opportunities. This area of the State has the lowest per capita incomes and the smallest volume of population growth. With the uncertainty of state budget funding in recent years and continuing defense cutbacks, strong growth in this region of the State is not expected. Coastal counties, however, remain attractive to continued economic development and retirement migration because of the pristine


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beaches along the Gulf of Mexico. Vacation home and resort communities are growing rapidly in such places as Destin and Highway 30, a corridor from Panama City to Fort Walton Beach to Pensacola. Property values in these locations have been increasing very rapidly.

     In general, pursuant to the Florida Constitution and certain statutory provisions, there are two basic types of obligations that may be issued in the State of Florida: general obligation bonds and revenue bonds.

     General obligation bonds are also known as full faith and credit bonds because their repayment is based on the general credit and taxing power of the borrowing government. The ad valorem tax is the most common source of revenue pledged for the repayment of general obligation bonds. Being tax-supported, general obligation bonds are typically used to finance the capital portion of tax supported general purpose governmental projects, with public banking, roads, criminal justice facilities, and schools being the most common. Only units of local government with taxing power can levy and collect ad valorem taxes. The State of Florida has no ad valorem taxing power. Secondly, general obligation bonds payable from ad valorem taxes may be issued to finance capital projects authorized by law only if the issuance of such bond is approved by the qualified electors.

     Revenue bonds are obligations of a unit of government payable solely from the revenues of a particular enterprise, such as a water and sewer system, or from the revenues derived from a particular facility or user, or from non-valorem revenues, such as the sales tax, or from other special funds authorized to be pledged as additional security. Revenue bonds may also be payable from non-specific revenues budgeted each year by the issuer. Unlike general obligation bonds, revenue bonds do not constitute a debt of the issuing unit or a pledge of its faith and credit, and they are not backed by the issuer's taxing power.

     The Florida courts have validated debt obligations commonly referred to as certificates of participation or "COPS." In a typical COPS transaction, the issuer leases either real or personal property from a special purpose corporation. The special purpose corporation assigns its rights to the lease payments to a corporate trustee who in turn issues certificates evidencing an undivided proportionate interest of the owners of such certificates to receive the lease payments. Although ad valorem taxes can be used to make the lease payments, the Florida Supreme Court has held that a referendum is not required because the obligation to make lease payments is an annual obligation subject to renewal each year. If the issuing body elects not to renew its lease for the next succeeding year and therefore fails to appropriate the necessary moneys to make lease payments, the holders of the COPS would be limited to the remedies available under the lease. At least one Florida court has upheld the right of a government and to not exercise the annual renewal option of the lease.

     In Florida, the Division of Bond Finance has authority over the issuance of State bonds pledging the full faith and credit of the State and the issuance of revenue bonds payable solely from funds derived from sources other than State tax revenues or rents or fees paid from State tax revenues.

     Pursuant to the Florida Constitution, moneys sufficient to pay debt service on State bonds must be appropriated as the same become due. Furthermore, to the extent necessary, all State tax revenues, other than trust funds, must be available for such appropriation purposes.

     At the November 1994 general election, voters in the State approved an amendment to the Florida Constitution limiting the amount of taxes, fees, licenses and charges imposed by the State and collected during any fiscal year to the amount of revenues allowed for the prior fiscal year, plus an adjustment for growth. Growth is defined as the amount equal to the average annual rate of growth in Florida personal income over the most recent twenty quarters times the State revenues allowed for the prior fiscal year. The revenues allowed for any fiscal year can be increased by two-thirds vote of the State Legislature.

     The total outstanding principal of State bonds pledging the full faith and credit of the State may not exceed fifty percent of the total tax revenues of the State for the two preceding fiscal years, excluding any tax revenues held in trust.

     Generally, state bonds pledging the full faith and credit of the State, except certain refunding bonds, generally may be issued only to finance or refinance the cost of State fixed capital outlay projects subject to approval by a vote of the electors.

     Revenue bonds may be issued by the State of Florida or its agencies without voter approval only to finance or refinance the cost of state capital projects payable solely from funds derived from sources other than state tax revenues or rents or fees paid from state tax revenues.

     Generally, the Florida Constitution and Florida Statutes require that the budget of the State and that of the units of local government in the State be kept in balance from currently available revenues during each fiscal year. If revenues collected during a fiscal year are less than anticipated, expenditures must be reduced in order to comply with the balanced budget requirement.

     Florida Statutes provide for a statewide maximum bond interest rate which is flexible with the bond market and from which are exempted bonds rated in one of the three highest ratings by nationally recognized rating services. Nevertheless, upon request of a governmental unit, the State Board of Administration may authorize a rate of interest in excess of the maximum rate, provided relevant financial data and information relating to the sale of the bonds is submitted to the State Board.

     The Florida Sunshine Law, among other things, precludes public officials from meeting with respect to the issuance of bonds, other than at duly noticed public meetings of the governmental entity. These provisions apply to all meetings of any board or commission of any State agency or authority, or of any county, municipal corporation, or political subdivision. No resolution, rule, or formal action is considered binding except as taken at such duly noticed public meetings.

     GEORGIA

     Located in the southeastern region of the United States, the State of Georgia ("Georgia" and the "State") has experienced substantial growth over the last several decades. Since 1960, the population of Georgia has more than doubled, currently making Georgia the country's ninth most populated. (2005 Census estimate: 9,072,576).

     Georgia's economy is fairly diversified, with private sector employment almost equally spread between manufacturing, services, wholesale sales and retail sales. Until recently, this diversity allowed Georgia to experience almost continuous economic growth for the past several decades, while other states more dependent upon a single business sector have experienced some periods of economic contraction. And even though this diversity was insufficient to insulate Georgia's economy from the national economic downturn that occurred earlier this decade, the diversity has been invaluable in facilitating the Georgia economy's recovery from that downturn and its return to a growth path.

     One example of this is Georgia's labor market. Historically, Georgia has enjoyed an unemployment rate significantly below the national average. However, in late 2002 as Georgia began to feel the effects of the nationwide economic downturn, its unemployment rate actually climbed at a higher pace than the national average, such that in September and October 2002, the Georgia unemployment rate substantially equaled the national average (approximately 5.2%). This parity was short-lived as Georgia's economy was able to reverse the downward trend more quickly than the national economy, and by April 2003, the national average had increased to 6.0%, while the Georgia rate had declined to 4.6%. Because of some well publicized job losses this year described below, the Georgia economy has recently fallen slightly behind the national economy with a current unemployment rate of 4.7% versus a 4.4% unemployment rate nationally.

     Historically, most of the job growth in Georgia has been in the Atlanta MSA. However, over the last several years, there has been great emphasis placed upon developing other parts of the state, so that these areas can begin to reap the economic benefits traditionally limited to the Atlanta MSA. One example of this is the OneGeorgia Authority, which is discussed below. Those efforts have begun to bear fruit, as for 2 of the last 3 years (April 2002-April 2003, and April 2004-April 2005), the statewide growth rate has exceeded the Atlanta MSA growth rate (2.4% vs. 2.1% and 2.2% vs. 2.0%, respectively).

     Another contributing factor to Georgia's economic success is its location, which affords its residents and businesses easy access to commercial centers throughout the world.

     For ground transportation, the capital city of Atlanta is one of the few major US cities with 3 interstate highways. As a result, Georgia manufacturers and distributors are within 2 truckload days of 82% of the US industrial market.

     Renamed in October 2003 to honor the late Mayor Maynard Jackson, Atlanta's Hartsfield-Jackson Airport is one of the world's busiest, serving over 83,600,000 passengers in 2004 (a 5.71% increase over 2003); passenger traffic is anticipated to increase to 121,000,000 by 2015. The airport also has over 1,200,000 square feet of cargo dock handling space, which allowed the airport to handle more than 860,000 metric tons of cargo in 2004 (an 7.48% increase from 2003), including a record 351,000 metric tons of international cargo.

     To facilitate this increased usage, the airport is in the sixth year of a 10-year $5.4 billion capital improvement project, which is the largest such project in the history of the State of Georgia.

     Finally, with respect to water transport, Georgia has two significant deepwater ports, Savannah and Brunswick, as well as two inland barge operations, Columbus and Bainbridge. Like the airport, these ports have also experienced a significant increase in traffic. Savannah has just passed Charleston to become the fourth largest container port in the country.

     Also like the airport, Georgia's water ports are also currently involved in significant capital improvement projects. The Brunswick Deepening Project is scheduled for completion this year, while the preliminary work for the Savannah Harbor Expansion Project has been completed.

     These factors have all contributed to Georgia's significant link to the international economy, which is recognized by the 10 international banks with offices in the State as well as the 53 countries that have consular, trade, or chamber of commerce offices in Atlanta. More than 1,600 internationally-owned facilities representing 39 countries are located in Georgia. Georgia's status as an international player was reaffirmed by the recent holding of the G-8 Summit in Sea Island, Georgia on June 8-14, 2004.

     As mentioned above, historically much of this economic largesse has centered around the capital city of Atlanta. However, recently the State government has taken several steps to ensure that the other areas of Georgia share in this growth. Of particular note is the OneGeorgia Authority (the "Authority"). Established in 2000 and funded with a portion of the State's recovery in the nationwide tobacco litigation settlement, the Authority was created to provide financial assistance to development projects targeted to assist Georgia's economically distressed areas. It is anticipated that the Authority will spend over $1.6 billion over the term of the tobacco settlement.

     The State government of Georgia and its elected officials have historically adopted a very conservative fiscal approach. This approach has resulted in the State having one of the lowest debt levels, per capita, in the United States. As a result, Georgia is one of only seven states to maintain a triple "A" bond rating by all three major rating agencies.

     General obligation bonds are typically issued by the State pursuant to
Article VII, Section IV of the Constitution of the State of Georgia (the "Georgia Constitution"), which provides that such bonds are the direct and general obligations of the State. The operative language is set forth in Article VII, Section IV, Paragraph VI of the Georgia Constitution which provides:

          "The full faith, credit and taxing power of the State are hereby pledged to the payment of all public debt incurred under this article and all such debt and the interest on the debt shall be exempt from taxation (emphasis added). . ."

     The Georgia Constitution further obligates the Georgia General Assembly to "raise by taxation and appropriate each fiscal year ... such amounts as are necessary to pay debt service requirements in such fiscal year on all general obligation debt." The Georgia Constitution also establishes a special trust fund (the "State of Georgia General Obligation Debt Sinking Fund"), which is used for the payment of debt service requirements on all general obligation debt.

     The Georgia Constitution also establishes certain limitations upon the amount of debt that the State can incur. In particular, Article VII, Section IV, Paragraph II(b) of the Georgia Constitution provides that, except in certain emergency situations (i.e., in times of war or to cover a temporary budget shortfall) the State may not incur additional debt if, in that fiscal year or any subsequent year, the cumulative annual debt service for both general obligation debt and guaranteed revenue debt (including the proposed debt) will exceed 10% of the total revenue receipts, less refunds, for the prior fiscal year. The Georgia Constitution prevents State departments and agencies from circumventing these debt limitation provisions by prohibiting them from executing contracts that may be deemed to constitute a security for bonds or other public obligations. (See Article VII, Section IV, Paragraph IV of the Georgia Constitution).

     As mentioned above, the State may incur "public debt to supply a temporary deficit in the State treasury in any fiscal year created by a delay in collecting the taxes of that year. Such debt shall not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which such debt is incurred." (See Georgia Constitution, Article VII, Section IV, Paragraph I(b).) However, since this provision was enacted, the State has never had to exercise this power.

     Virtually all debt obligations represented by bonds issued by the State of Georgia, counties or municipalities or other public subdivisions, and public authorities require validation by a judicial proceeding prior to the issuance of such obligation. The judicial validation makes these obligations incontestable and conclusive, as provided under the Georgia Constitution. (See Article VII, Section VI, Paragraph VI of the Georgia Constitution).

     The State of Georgia operates on a fiscal year beginning on July 1 and ending on June 30. Each year the State Economist, the Governor and the State Revenue Commissioner jointly prepare a revenue forecast upon which is based the State budget which is considered, amended, and approved by the Georgia General Assembly.

     To protect the State in the event of a decline in State revenues, and reflective of its conservative fiscal approach, in 1976 the Georgia General Assembly established the Revenue Shortfall Reserve. This reserve is funded by surplus revenue collections. As of June 30, 2001 the reserve had a balance of $734,449,390, which represented a 3.3% increase over the prior year balance. This increase continued a period of nine (9) years of consecutive growth of the reserve. However, economic woes during the 2002 fiscal year caused the fund balance to drop to $700,273,960 as of June 30, 2002. That trend continued in FY 2003, FY 2004, and FY 2005.

     The state's finances are now recovering from their sudden decline in the early part of the decade, when revenues shrank in both fiscal 2002 and 2003. Balance was maintained through expenditure cuts, unanticipated federal aid, and use of surplus and reserve funds. The revenue shortfall reserve dropped from $700 million at June 30, 2002 to $52 million at the close of fiscal 2004. General fund tax collections grew 6% in fiscal 2004 and 8% in fiscal 2005, enabling the state to rebuild the revenue shortfall reserve balance to $251 million by fiscal year-end 2005. Revenue strength has continued into fiscal 2006, with the state now anticipating tax collections to rise 10.4%, or $1.6 billion, over fiscal 2005. Personal income and sales tax collections are leading the growth, rising 10.5% and 10.6%, respectively. The budget reserve is expected to rise to $703 million this year, or 4% of net revenues. The fiscal 2007 budget conservatively anticipates revenue growth of $783 million, or 4.9%, over the fiscal 2006 budget. Appropriations growth, which had been restrained prior to 2005, climbs 7.7% in fiscal 2006 and 4.5% in fiscal 2007, led by spending on education.

     Importantly, key components of the tax stream that are most closely associated with economic growth are experiencing strong growth. These include the individual income tax, sales and use tax and corporate income tax.

     Through April 2006, fiscal year to date, individuals' income tax revenues have grown by 9.4% in FY 2006 as compared to the same period during FY2005. Overall growth in individual income tax revenue has been by high growth rates in estimated payments of 19.7% and in final payments and returns of 35.3%. Growth in withholding payments, the largest component of individual income tax, is running at 8.2%, well above growth experienced in FY 2005.

     Through April 2006, fiscal year to date sales and use tax revenue has grown by 8.7%. Sales and use tax growth has been especially strong in several business segments including utilities, home furnishings and equipment and apparel.

     Through April 2006, fiscal year to date corporate income tax revenue has grown by 33.9%. This comes on top of 49.8% growth in this category in FY 2005. Growth in fiscal year 2006 has been bolstered by a large settlement agreement with one taxpayer which resulted in a one-time payment of $39.7 million.

     This broad-based growth in tax revenues indicates Georgia's economic growth remains on-track. Non-farm employment growth has been steady in Georgia. Recent benchmark revisions to non-farm employment data for Georgia that were issued by the U.S. Bureau of Labor Statistics ("BLS") have significantly increased reported payroll growth for 2005. Based on employment data as originally reported by BLS, employment growth had sagged in FY2005, but had then accelerated rapidly since June of 2005.

     The revised data indicate that employment growth had remained strong throughout FY2005 and FY2006. The revisions also resulted in a very different relationship between Georgia's employment growth and that of the U.S. Based on the original data, Georgia's growth fell short of that of the U.S. beginning in September 2004 and lasting through October 2005. In contrast, the revised data showed that Georgia's employment growth has exceeded that of the U.S. each month since September 2004. The result was that at calendar year end 2005, the revisions to Georgia's employment data increased non-farm employment by approximately 60,000 jobs, or 1.5%

     Personal income is a second key indicator of economic conditions in Georgia. Total personal income, relative to that of the U.S., has been growing strongly. For calendar year 2005, Georgia's personal income grew by 6.3% compared to 5.6% for the US. Georgia's growth ranked 16th among the U.S. states and the District of Columbia.

     While Georgia's revenue growth accelerated from FY2004 to FY2005, the FY2006 amended budget and FY2007 budget are based upon forecasts of moderate revenue growth. The FY2006 amended budget and FY2007 budget were submitted to the Georgia legislature in January 2006. The amended FY2006 revenue estimate, which is not subject to change by the legislature, is based upon forecasts of 6.1% growth in revenues from taxes and 5.6% growth in the total General Fund revenues. The revenue estimate for FY2007 is based upon forecasts of 5% growth in tax revenues and 5.5% growth in total General Fund revenue.

     As of September 1, 2005, Georgia suspended collection of its motor fuel excise and prepaid sales taxes for 30 days. The estimated impact of this suspension is to reduce motor fuel taxes by $66.1 million and sales tax revenue by $9.4 million. This suspension terminated on October 1, 2005.

     On September 14, 2005, Delta Air Lines, a major employer in the State of Georgia, declared bankruptcy. Delta continues to operate under Chapter 11. Delta's announced restructuring plans include reductions in capacity, system-wide reductions in employment of 7,000 to 9,000 jobs out of a system total of approximately 52,000 jobs and pay reductions of 7 to 10%. The specific impacts on operations and employment in Georgia is unknown at this time.

     Georgia's Department of Economic Development estimates Delta's employment levels in Georgia at approximately 20,600 employees, which represents about 0.5% of Georgia's total non-farm employment.

     Two other employers in Georgia have announced restructuring plans that might negatively impact Georgia's economic growth rate. General Motors has announced its intention to shut-down production at its manufacturing facility in Doraville, Georgia. This is expected to occur sometime in 2008. This plant employs around 3,000 workers, which represents about 0.08% of Georgia's total non-farm employment.

     Ford Motor Company has announced its intention to shut-down production at its Hapeville, Georgia production facility. This plant employs approximately 2,100 employees, which represents about 0.05% of Georgia's total non-farm employment. The shut-down is expected to occur in the second half of calendar year 2006.

     Kia Motor Co. ("Kia"), a South Korean automaker, has announced plans to build a new automobile assembly plant in West Point, Troup County, Georgia, which is located off Interstate 85 near the Georgia-Alabama border. Per Kia's public announcement, construction of the facility will commence during calendar year 2006 and the plant will employ approximately 2,893 workers. Also, five supplier companies are expected to locate near the facility and are expected to employ approximately 2,600 workers. Kia officials have stated that they anticipate the facility to be completed in 2009. No assurance can be given, however, as to whether or when the Kia facility will be completed, given an ongoing investigation of Kia and its parent company, Hyundai Motor Co., by government officials in South Korea.

     Georgia has also undergone significant political change in recent years. In November 2002, the State elected its first Republican Governor since Reconstruction. In addition, in light of significant election gains, as well as the well-publicized switch of political parties by several State Senators, the Republican Party gained control of the State Senate. This trend continued in 2004, as the Republican Party gained control of the State House and the state elected a second Republican Senator (making it the first time since Reconstruction that Georgia had 2 Republican Senators). The Republicans are expected to maintain control of both Houses in the Fall 2006 Election. At this time it is too early to determine what, if any, effect this political situation will have on Georgia's economy.

SIGNIFICANT CONTINGENT LIABILITIES

     Kelly Kennedy, et al. v. Department of Human Resources, Fulton Superior Court Civil Action No. 2005-CV-104147. The plaintiff in this case is a custodial parent receiving child support enforcement services from the Department of Human Resources' Office of Child Support Services ("OCSS"). The plaintiff has filed an action seeking class certification on behalf of all custodial parents who have ever received services from OCSS, alleging contractual and tort-based claims for damages based on OCSS's alleged failure to collect statutory interest charges that may have accrued on the plaintiff's child support judgment. If the plaintiff were to succeed in obtaining class certification and to prevail on her claims, the State's estimated potential liability could be $400,000,000 or greater. OCSS contends that it has good and adequate defenses against the plaintiff's claim and intends to defend the suit on its merits vigorously and to oppose vigorously the granting of class certification.

     Plymel, et al. v. Teachers' Retirement System, et al., Fulton Superior Court Civil Action No. 2004-CV-84312. The plaintiffs in this case filed a civil action seeking additional benefits retroactive to the time of each individual plaintiffs' respective retirement dates for a class of those retirees who elected survivorship options and who retired between 1983 and February 1, 2003, in the retirement plan administered by the Teachers' Retirement System of Georgia ("TRS"). Plaintiffs alleged that they are due such additional benefits for monies lost due to TRS' allegedly inappropriate use of option factors and the mortality tables implicit in them to calculate retirees' monthly benefits. Cross motions for summary judgment were pending, after a hearing held May 4, 2005.The motion for summary judgment of TRS and its Trustees was granted by order January 9, 2006. Plaintiffs appealed, and the parties have filed briefs. Oral argument before the Georgia Supreme Court will be June 27, 2006.

     Steel, Inc. v. Hardin/Russell/Mitchell, J.V., et al, v. Georgia State Financing and Investment Commission v. U.S.F&G, Travelers Casualty & Surety Co., Archer Western Contractors, Ltd., Ivey Mechanical, LLC, ELDECO Inc., National Fire Ins. Co., of Hartford, and Federal Ins. Co., Fulton Superior Court Civil Action No. 2003-CV-70191. This case, filed July 3, 2003, involves a third-party action by the joint venture construction manager, HRM, for the Georgia World Congress Center Phase IV expansion project based upon indemnity from a number of subcontractors' claims and HRM's own delay and disruption claims, all based upon a number of different construction situations. The subcontractors' claims of approximately $50,000,000 were submitted to arbitration, with a ruling issued on April 21, 2005, denying the vast majority of claims and awarding approximately $5,000,000 to the subcontractors. Court-directed mediation commenced in late October, with HRM including the arbitration awards in its overall mediation claim totaling approximately $32,000,000. GSFIC asserted counterclaims totaling $28,000,000 and has withheld retainage of $8,000,000 as a set-off to fund the GSFIC claims. The mediation was suspended because of insurance issues that needed to be resolved. The parties expect to reconvene the mediation in early 2006 to conclude mediation. GSFIC believes it has good and valid defenses to many if not all of the asserted claims and intends to defend its position and, further, to pursue its counterclaims vigorously.

SIGNIFICANT MATTERS

     Financial Statements and Audit of the Department of Community Health; Software Development and Third Party Administration of Health Benefit and Insurance Programs; Contract Dispute with Affiliated Computer Services, Inc., and related matters. On August 15, 2001, the Georgia Department of Community Health ("DCH") retained Affiliated Computer Services, Inc. ("ACS"), to develop a software system for the administration of certain health care benefit and health insurance programs, including but not limited to, Georgia's medical assistance program ("Medicaid"), and the state children's health insurance program, popularly known as "PeachCare for Kids" (tm). The contract also provided for third party administrative services. Phase I of the system went "live" on April 1, 2003, with respect only to Medicaid and PeachCare. Certain problems and disputes arose with respect to the Phase I development, implementation, support, and administration. The parties resolved their disputes in part by a July 21, 2004, Compromise Agreement, and continue to work on system adjustments and corrections.

     The problems with Phase I delayed certification of the DCH Medicaid Management Information System ("MMIS") by the federal Centers for Medicare and Medicaid Services ("CMS"), which in turn delayed related federal financial assistance for administrative costs and other issues. However, on April 20, 2005, CMS certified the MMIS, retroactive to August 1, 2003.

     The problems with Phase I also required DCH to make prospective payments to providers during the first years of operation because in some cases, the system could not adjudicate claims. This was done to ensure that participating Medicaid and PeachCare providers received interim payments while errors were being corrected that were preventing claims adjudication and payment. Certain mass adjustments and reprocessing of claims have been necessary to correct claims that were processed in error. These have been and remain dependent to some extent upon system corrections and are not completed. The overall situation and remedial efforts have resulted in both underpayments and overpayments to providers.

     Depending upon recoupment of overpayments, discussed in the next to last paragraph below, DCH faced the possibility that funds on hand for the fiscal year ended June 30, 2004 ("Fiscal Year 2004") might not equal total claims for such fiscal year. DCH's financial statements for Fiscal Year 2004 have now been audited, and fiscal year appropriations covered expenditures. Regarding underpayments, health care providers and attorneys for health care providers earlier notified DCH of potential legal actions for damages attributed to the Medicaid claims processing services, but DCH responded remedially and factually, and at this writing no claims and lawsuits are outstanding. There can be no assurance that claims and disputes will not result from the situation.

     The implementation problems and need for mass adjustments have affected DCH's ability to produce financial statements and to be audited. DCH elected not to ask its independent auditors to continue to await a management statement and certain remedial measures necessary for its independent auditors to complete their work on the audit for fiscal year ended June 30, 2003 ("Fiscal Year 2003"). As a result, the Independent Auditor's Report for DCH for the Fiscal Year 2003, issued January 7, 2005, does not express an opinion on the financial statements of DCH with respect to its governmental activities and general fund. Consequently, the "Georgia Comprehensive Annual Financial Report" by the Department of Audits and Accounts for Fiscal Year 2003 is similarly disclaimed as is the State of Georgia's "Single Audit" issued for the United States with particular respect to administration of federal financial assistance.

     DCH continues to work with ACS to implement remedies for Medicaid/PeachCare claim processing, payment, and reporting. DCH has carefully recorded all prospective payments and can identify the amount paid to each payee, the amount recovered to date, and the outstanding balance due, if any. Following a recovery process common to state Medicaid programs, DCH is recovering prospective payments by retaining a portion of payments resulting from the current processing of claims filed by the provider. DCH began recovering these payments in July, 2003, and as of May 22, 2006, had recovered approximately $1,767,599,297.80, leaving a balance of approximately $15,591,702.32 to be collected. DCH expects to recoup most of the balance in the normal course by December, 2006, although an uncertain amount of such prospective payments may ultimately prove to be unrecoverable.

     Given these problems, DCH was aware of potential reporting uncertainty associated with Medicaid and PeachCare benefit information for Fiscal Years 2004 and 2005. To gather evidence for, and to accomplish, the fair presentation of Fiscal Year 2004 and Fiscal Year 2005 benefit information, DCH contracted for comprehensive claim sampling and re-pricing by professional consultants specializing in State Medicaid claim review work and in statistical analysis. DCH has used the sample results to estimate the dollar amounts of overpayments and underpayments in the unadjusted benefit expenditure population. The resulting Fiscal Year 2004 and Fiscal Year 2005 financial statements reflect the effects of the needed adjustments to expenditures, receivables, and liabilities.

     Through this process and other continuing remedial measures, DCH was able to obtain the opinion of its independent auditor in a report dated July 6, 2005 that its "financial statements . . . present fairly, in all material respects, the respective financial position of the governmental activities, the business-type activities, the major governmental - general fund, and the major proprietary fund-enterprise fund . . . as of June 30, 2004." The auditor did not express an opinion on the statement of activities of the governmental activities and the statement of revenues, expenditures, and changes in fund balance (deficit) of the major governmental fund - general fund, because of the material effect on these statements that the auditors did not express an opinion on the 2003 statements.

     However, for the following fiscal year, FY 2005, in a report dated November 8, 2005, DCH's independent auditor reported that DCH's "financial statements . . .. present fairly, in all material respects, the respective financial position of the governmental activities, the business-type activities, and each major fund of the Department of Community Health, as of June 30, 2005, and the respective changes in financial position, and where applicable, cash flows, thereof for the year then ended ..."

     DCH has not stopped in its remedial efforts to reconcile claims accounts, and expects to continue to address claims adjustments as necessary to ensure that claims have been properly paid, denied, or suspended in accordance with federal and state laws and DCH policy. DCH will make adjustments to previously processed claims as necessary to correct specific errors in the prior processing. DCH continues to recover overpayments by reconciliation of the amounts paid against processed or reprocessed claims, with a goal of recovery of most overpayments by December, 2006. As DCH identifies underpayments, payments are made to the appropriate providers.

     On June 1, 2006, DCH will begin the first phase of a transition to providing Medicaid and PeachCare services through private care management organizations ("CMO's"), beginning with members living in the Atlanta and central regions of Georgia. Other areas of the State will complete the transition as of September 1, 2006. Under care management, DCH also will convert from cash basis payments to providers to payment of capitation fees to CMO's. For an interim transition period, DCH will be making both capitation payments and direct payments as it works through a tail of incurred but not reported claims. DCH's contracts with CMO's require the CMO's to support DCH's reconciliation process by recovering and remitting to DCH amounts owed to the DCH by the CMO's providers.

     Other Post Employment Benefits ("OPEB"). The Governmental Accounting Standards Board ("GASB") has issued two pronouncements that will impact the State's accounting and financial reporting for retiree healthcare plans and employer participants, commonly known as Other Post Employment Benefits ("OPEB"): GASB Statement 43 and GASB Statement 45 (collectively the "GASB Statements").

     Briefly, the State has not previously reported in its financial statements costs associated with future participation of retirees in health benefit plans. The GASB Statements are based on the premise that the "costs" of employee services should be reported during the periods when the services are rendered. Beginning with the fiscal year ending June 30, 2007, the State will implement financial reporting requirements for OPEB "substantive plans" under GASB Statement 43; beginning with the fiscal year ending June 30, 2008, the State will implement accounting and financial reporting requirements as an employer under GASB Statement 45. Financial statements will report OPEB funded status and funding progress and any "premium subsidy" resulting from the pooling of retiree participants with active employees in the health benefit plans. For "employer" OPEB reporting the State will report "expense" on an accrual basis in the amount of the "annual required contribution" and a "liability" for the amount of the "annual required contribution" that was not actually paid (with the quoted expressions of this paragraph being understood in the accounting sense and not necessarily in the strict legal sense).

     In accounting terms, the State Health Benefit Plan, which is administered by the Board of Community Health and which provides healthcare benefits to active employees and retirees, operates on a "pay-as-you-go" basis. This is also true for the separate group health and life insurance plan administered for active employees and retirees by the Board of Regents of the University System of Georgia, under its general power to govern, control and manage the University System of Georgia. Each fiscal year the General Assembly in the general appropriations act determines the amount of the State's contribution, and the Board of Community Health and the Board of Regents, respectively, reacting to input from various entities, determine plan benefits, terms and conditions and the subscription (premium) rate for participants.

     Funds have not been set aside to pay future costs of retirees, but the General Assembly in response to the GASB Statements has made statutory changes to create a trust fund, in which employer contributions for future retiree health costs may be accumulated and invested and which is expected to facilitate the separate financial reporting of OPEB. (The Board of Regents has under consideration comparable procedures pursuant to its separate powers of governance.) However, the State's participation in the costs of the health benefit plans remains subject to the annual appropriations process, and the plan terms, benefits and cost to participants remain within the discretion of the Board of Community Health and the Board of Regents. This is not changed by the GASB Statements, which are financial reporting standards and do not govern fiscal management or establish legal requirements.

     Policy, budget and program areas of state government are actively considering and planning proper responses to health care costs in general and including specifically retiree health costs. As a part of that process and part of the process for planning compliance with the GASB Statements, senior staff of the Department of Community Health and the Board of Regents have engaged separate actuarial firms for help in strategic planning. Preliminary information from the actuaries indicates that OPEB liability when reported in compliance with the GASB Statements will likely be material in relation to the State's currently reported liabilities (where OPEB liability is understood as it is used in the GASB Statements and not necessarily in the strict legal sense). However, the State is not yet able to reliably quantify OPEB information. Actuarial consultations remain pending, and no final reports have been accepted. Neither the Board of Regents nor its management, and neither the Board of Community Health nor its management at the Department of Community Health, is able to make a representation of financial statements relating to OPEB at the present time.

     Both staffs have under consideration complex matters. There are issues to be resolved in regard to actuarial assumptions such as medical trends and discount rates. The Department of Community Health administers the State Health Benefit Plan and a health insurance fund which combines the health insurance funds of separate health insurance programs for state employees and retirees, for teachers and retired teachers and for public school employees and their retirees, plus relatively smaller legislative and judicial programs. The employer contribution to these programs involves state funding in a variety of ways and also involves contributions from local school systems. In reporting OPEB it may be important to sort out these various lines of budgetary responsibility. The Department of Community Health must determine how to coordinate its administration of the new trust fund for retiree health benefits and the combined health insurance fund. The GASB Statements require that the State base its financial reporting of OPEB on actuarial studies conducted within two years of the report. For Fiscal Year 2007 the Department of Community Health and the Board of Regents must decide whether to use valuations from the fiscal year ended June 30, 2005, or the fiscal year ending June 30, 2006. For Fiscal Year 2008 the Department of Community Health and the Board of Regents must decide whether to use valuations from the fiscal year ending June 30, 2006, or the fiscal year ending June 30, 2007. The Department of Community Health is in fact negotiating the terms of engagement for actuarial valuations in accordance with Actuarial Standards of Practice for the State's OPEB for the fiscal year ended June 30, 2005. These valuations may be used in reporting the financial statements for the "OPEB substantive" plans for FY 2007. However, both the State Health Benefit Plan and the Board of Regents health plans implemented changes in regard to Medicare Part D (prescription drugs) on January 1, 2006, which they expect to have a significant, OPEB impact. The State Health Benefit plan adopted a coordination of benefit change to encourage use of Plan D, which the Department of Community Health believes will act favorably upon OPEB liabilities and costs. The Board of Regents continued primary coverage for Plan D-eligible participants but will accept a federal subsidy for doing so, which it believes may also act favorably upon OPEB accounting, depending upon whether a pending GASB Technical Bulletin is adopted. If the financial statements for Fiscal Year 2007 rely on actuarial valuations for the Fiscal Year 2005, they will not take into account the prescription drug changes. However, if the FY 2007 financial statements rely on actuarial valuations for Fiscal Year 2006, they will take into account the prescription drug changes, but a report for Fiscal Year 2006, to be completed in time for Fiscal Year 07 statements, will necessarily have to rely on hard data for only six months of the year and projections for the latter.

     In summary, there is a complex decision tree regarding OPEB, partly illustrated above. The State is in active planning for proper responses to health care costs, including retiree health care costs, (significant changes from such planning already having been implemented in regard to Medicare), and there is active planning for current, accurate financial reporting in regard to OPEB.

     For additional information on the health benefit plans and OPEB, see Note 16, "Postemployment Benefits," on page 90 in "Notes to the Financial Statements for the Year ended June 30, 2005," in Appendix B hereto. [The reference in Note 16 to the Board of Personnel Administration should be a reference to the Board of Community Health.] For additional information on the State's pension plans, see

Note 15, "Retirement Systems," on page 87, also in "Notes to the Financial Statements for the Year ended June 30, 2005," in Appendix B hereto.

     Consortium for Adequate School Funding, Inc., et al. v. State of Georgia, et al., Fulton County Superior Court Civil Action No. 2004cv91004; ("Consortium"). This is a challenge to the State's system of funding public education brought predominantly by rural school districts. The suit claims funding is inadequate as a matter of law and violates the equal protection clause of the Georgia Constitution. Plaintiffs seek to enjoin the current funding system; they do not seek damages. However, if plaintiffs' theories prevail, the cost to the State would be significant. The State believes substantially the same issues have already been settled favorably by McDaniel v. Thomas, 248 Ga. 632 (1981) and is contesting the claims vigorously. The matter is with the trial court on the State's motion to dismiss following oral argument. In a somewhat similar case, Williams et al. v. State of Georgia, et al., Fulton Superior Court Civil Action File No. 2005CV96425, plaintiffs allege that they are being denied their "educational freedom" in that they cannot choose their own schools and that the education provided their children is, in their view, both inadequate and unequal. They seek declaratory and injunctive relief against the alleged disparity in funding and affirmative relief in the form of assistance involving "scholarships, tax credits and charter schools" so they can send their children to a school of their choice. The State's motion to dismiss was granted in part and denied in part. The State's application for leave to file an interlocutory appeal was denied, and the case will proceed to discovery.

     MARYLAND

     The following is a brief summary of some of the more significant matters relating to the State of Maryland and its economy. Other factors will affect State and local government issuers, and borrowers under conduit loan bond arrangements. This information constitutes only a brief summary and does not purport to be a complete description of the potential risks associated with investments in the State of Maryland. This summary is based primarily upon statistics and other information provided by Maryland agencies, official statements of the State of Maryland, independent sources, and public information available as of the date hereof. The State of Maryland and its local governments issue demographic and fiscal data infrequently, and such data will not necessarily reflect recent events and trends. This information has not been updated, nor will it be updated during the year. We have not independently verified the information. Estimates and projections are based upon assumptions which could be affected by many factors and there can be no assurance that such estimates and projections will prove, or continue, to be accurate.

     The State and Its Economy. According to the 2000 Census, Maryland's population in that year was 5,296,486, an increase of 9.4% from the 1990 Census. Maryland's population is concentrated in urban areas. Approximately 87.1% of Maryland's population live in the densely populated Baltimore-Washington region. Per capita income in 2004 was $39,629 in Maryland, compared to the national average of $33,041 in that year. Total personal income increased at an annual rate of 5.8% in 2004, below the national average of 6.0%.

     Maryland's economy is more reliant on the service and government sectors than the nation as a whole, while the manufacturing sectors are much less significant than they are nationwide. Maryland's economy is particularly sensitive to changes in federal employment and spending. The percentage of personal income earned from federal and military employment in 2004 was 9.4% for Maryland residents, compared to 3.7% nationwide. According to the United States Bureau of Labor Statistics, the unemployment rate was 3.5% in Maryland and 4.7% nationally in April 2006. Unemployment in Maryland could increase as a result of national or local economic conditions.

     State Fiscal Information. The Maryland Constitution requires the State to enact a balanced budget for each of its fiscal years, which run from July 1 to June 30. Maryland's fiscal year 2005 ended with a $1.2 billion general fund balance on a budgetary basis and $521.4 million in the Revenue Stabilization Account of the State Reserve Fund and other reserve funds. The Revenue Stabilization Account provides financial support for future needs of the State and is intended to reduce the need for future tax increases. However, the State can move some of those funds in the Revenue Stabilization Account to cover other areas of its budget, so the actual balances may be lower in the future. Over the last few years, the State has experienced revenues lower than budgeted and has needed to make transfers from the State Reserve Fund and the State's Transportation Trust Fund, in addition to enacting cuts in expenditures. Additionally, the State expects a potential budget shortfall in fiscal year 2008 as described below.

     2006 and 2007 Budgets. On April 9, 2005 the General Assembly approved the budget for the 2006 fiscal year. The budget includes, among other things: (i) sufficient funds to the State's retirement and pension system to maintain within the "corridor" of 90% - 110% full funding; (ii) $2.5 million for capital projects and $20.0 for a fund to reimburse the General Fund when heritage income tax credits are claimed; (iii) $4.5 billion in aid to local governments from general funds, reflecting full funding of the public school enhancements enacted at the 2002 session of the General Assembly; (iv) $325.7 million to the State Reserve Fund; and (v) general fund deficiency appropriations of $100.4 million for fiscal year 2005. The 2006 budget reflects the continuation of the employment policies that have, since fiscal year 2002, resulted in a nearly 7% decrease in permanent positions in the non-higher education agencies in the Executive Branch of the State. As part of the fiscal year 2006 budget plan, the General Assembly enacted the Budget Reconciliation and Financing Act of 2005, legislation that authorizes various transfers and funding changes resulting in increased general fund revenues and decreased general fund appropriations. It is currently estimated that the general fund balance on a budgetary basis at June 30, 2006 will be approximately $1.2 billion. In addition, it is estimated that the balance in the Revenue Stabilization Account of the State Reserve Fund, net of a fiscal year 2006 transfer for capital projects of $42.5 million, will be $755.9 million, equal to approximately 6.2% of estimated general fund revenues.

     On March 25, 2006 the General Assembly approved the budget for the 2007 fiscal year. The budget includes, among other things: (i) sufficient funds to the State's retirement and pension system to maintain within the "corridor" of 90% - 110% full funding; (ii) $5.0 billion in aid to local governments from general funds, reflecting full funding of the public school enhancements enacted at the 2002 session of the General Assembly; and (iii) $593.3 million to the State Reserve Fund, reflecting in part an increase to set aside funds for projected shortfalls in fiscal year 2008 and for the State's retiree health unfunded liability. A cap on employment was again enacted for fiscal year 2007, exclusive of higher education and other agency positions. Overall, the 2006 budget reflects a rebound with agency spending growth of 9.8% after several years of cost containment. Overall appropriations totaled $29.0 billion, representing an increase of $2.4 billion over fiscal 2006. The State again considered gaming alternatives, but the General Assembly failed to pass legislation providing for video lottery terminals. It is currently estimated that the general fund balance on a budgetary basis at June 30, 2007, will be approximately $119.6 million. In addition, it is estimated that the balance in the Revenue Stabilization Account of the State Reserve Fund will be $1,389.6 million.

     A potential cash shortfall of about $200 million between revenues and current services spending is projected for fiscal 2008. The shortfall is expected to widen to around $1.3 billion in fiscal year 2009 due to reliance on cash balances in fiscal year 2008 and steadily increasing Medicaid spending. By fiscal year 2011, the shortfall is projected to reach $1.5 billion. The forecast assumes that in fiscal year 2008 the State will spend the $120 million balance in the general fund as well as the $879 million Revenue Stabilization Account balance in excess of 5 percent of general fund revenues. Another $678 million of contingency resources would remain in the Revenue Stabilization Account balance available to mitigate the outstanding problem. However, if revenues out perform current estimates or spending is constrained from current services levels, the need to draw on contingency resources is diminished.

     STATE-LEVEL MUNICIPAL OBLIGATIONS. Neither the Constitution nor general laws of Maryland impose any limit on the amount of debt the State can incur. However, Maryland's Constitution prohibits the creation of State debt unless it is authorized by a law that provides for the collection of an annual tax or taxes sufficient to pay the interest when due and to discharge the principal within 15 years of the date of issuance. Taxes levied for this purpose may not be repealed or applied to any other purpose until the debt is fully discharged. These restrictions do not necessarily apply to other issuers within the State. The General Assembly, by separate enabling act, typically authorizes a particular loan for a particular project or purpose. Beginning with its 1990 session, the General Assembly has annually enacted a Maryland Consolidated Capital Bond Loan Act, or "capital bond bill," that within a single enabling act authorizes various capital programs administered by State agencies and other projects for local governments or private institutions. The Board of Public Works authorizes State general obligation bond issues and supervises the expenditure of funds received therefrom, as well as all funds appropriated for capital improvements other than roads, bridges and highways. Maryland had $6.5 billion of State tax-supported debt outstanding as of March 1, 2006.

     The public indebtedness of the State of Maryland and its agencies can be generally divided into the following categories:

- The State and various counties, agencies and municipalities of the State issue general obligation bonds, payable from ad valorem taxes, for capital improvements and for various projects including local-government initiatives and grants to private, nonprofit, cultural and educational institutions. The State's real property tax is pledged exclusively to the repayment of its bonds. The Board of Public Works is required to fix the property tax rate by each May 1 in an amount sufficient to pay all debt service on the State's general obligation bonds for the coming fiscal year. At least since the end of the Civil War, Maryland has paid the principal of and interest on its general obligation bonds when due. As of March 2006, the State's general obligation bonds were rated AAA by Fitch, Aaa by Moody's Investors Service, Inc., and AAA by Standard & Poor's. We cannot assure you that such ratings will be maintained in the future.

- The Maryland Department of Transportation issues limited special-obligation bonds for transportation purposes, payable primarily from specific, fixed-rate excise taxes and other revenues generated from the financial facilities, including an expansion to the BWI airport, rail transportation facilities, highways and other transportation facilities. Holders of these bonds are not entitled to look to any other sources of payment.

- The Maryland Stadium Authority issues limited special-obligation bonds and notes to finance stadiums, conference centers and recreational facilities payable primarily from lease rentals, sports lottery and other revenues.

- Certain other State units, such as Maryland's university systems, the Maryland Transportation Authority and the Maryland Water Quality Financing Administration, as well as several local governments, are authorized to borrow funds pursuant to legislation that expressly provides that the State will not be deemed to have given any pledge or assurance of repayment, and for which the State will have no liability for repayment. These obligations are payable solely from specific non-tax revenues of the borrowers, including loan obligations from nonprofit organizations, corporations and other private entities. The issuers of these obligations are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the quality of obligations backed by the full faith and credit of the State of Maryland. For example, the Maryland Transportation Authority, like the Maryland Department of Transportation, has issued bonds which are payable solely from collections from airline travel; any significant decline in air traffic for the BWI airport could impede repayment on such bonds. In 2005, the General Assembly authorized funding for the Inter-County Connector highway project to be built in the Maryland suburbs of Washington, D.C. The Maryland Transportation Authority is authorized to issue grant anticipation revenue (GARVEE) bonds in an amount not to exceed $750 million; these bonds will be repaid from a portion of Maryland's future federal highway aid. It is expected that the Maryland Transportation Authority will issue the first of these bonds in early 2007 in the approximate amount of $380 million.

- The State, its agencies and departments, and the various localities also enter into a variety of municipal leases, installment purchase, conditional purchase, sale-leaseback and similar transactions to finance the construction and acquisition of facilities and equipment. Such arrangements are not general obligations to which the issuing government's taxing power is pledged but are ordinarily backed by the issuer's covenant to budget for, appropriate and make the payments due. Such arrangements generally contain "non-appropriation" clauses which provide that the issuing government has no obligation to make payments in future years unless money is appropriated for such purpose on a yearly basis. In the event that appropriations are not made, the issuing government can not be held contractually liable for the payments.

     Although the State has the authority to make short-term borrowings up to a maximum of $100 million in anticipation of taxes and other receipts, in the past 20 years the State has not issued short-term tax anticipation notes or made any other similar short-term borrowings for cash flow purposes. The State has not issued bond anticipation notes except in connection with a State program to ameliorate the impact of the failure of certain State-chartered savings and loan associations in 1985; all such notes were redeemed without the issuance of debt.

     OTHER ISSUERS OF MUNICIPAL BONDS. Maryland can be divided into 24 subdivisions, comprised of 23 counties plus the independent City of Baltimore. Some of the counties and the City of Baltimore operate pursuant to the provisions of charters or codes of their own adoption, while others operate pursuant to State statutes. As a result, not all localities in Maryland follow the debt-authorization procedures outlined above. Maryland counties and the City of Baltimore typically receive most of their revenues from taxes on real and personal property, income taxes, miscellaneous taxes, and aid from the State. Their expenditures include public education, public safety, public works, health, public welfare, court and correctional services, and general governmental costs. Although some of these localities have received ratings of AAA from rating agencies, these ratings are often achieved through insurance. Other issuers within Maryland have received lower ratings.

     Many of Maryland's counties have established subsidiary agencies with bond-issuing powers, such as sanitary districts, housing authorities, parking revenue authorities and industrial development authorities. For example, the Washington Suburban Sanitary Commission, which provides water and sewerage services in the District of Columbia area, and the Maryland-National Capital Park and Planning Commission, which administers a park system, both issue general obligation bonds. Many of the municipal corporations in Maryland have issued general obligation bonds. In addition, all Maryland localities have the authority under State law to issue bonds payable from payments from private borrowers. All of these entities are subject to various economic risks and uncertainties, including the risks faced by the Maryland economy generally, and the credit quality of the securities issued by them varies with the financial strengths of the respective borrowers. Local governments in Maryland receive substantial aid from the State for a variety of programs, including public school construction and discretionary grants. However, the continued shortfall in State aid to local governments has required some Maryland counties to find creative sources of revenue. The actual and projected budget shortfalls at the State level, and other future events, might require further reductions in or the discontinuation of some or all aid payments to local governments. Any such cutback in State aid will adversely affect local economies.

     RISKS AND UNCERTAINTIES. Generally, the primary default risk associated with government obligations is the nonpayment of taxes supporting such indebtedness. In addition, certain debt obligations in the Fund may be obligations of issuers other than the State of Maryland, such as those listed above. Although the State of Maryland regularly receives the highest ratings from ratings agencies, local governments and other issuers may have higher debt-to-assessment ratios, and/or greater credit risk, than the State itself, and as a result may be unable to repay the State on the underlying indebtedness. Other obligations are issued by entities which lack taxing power to repay their obligations, such as industrial development authorities and housing authorities. Certain debt may be obligations which are payable solely from the revenues of private institutions within one industry, such as health care. The default risk may be higher for such obligations, since the decline in one industry could impede repayment.

     The Federal Reserve has continued to raise short-term interest rates for some time. Gasoline and construction material prices are high. Maryland electric rates are also projected to increase substantially during the summer of 2006. The resulting effects of higher interest rates, higher gasoline and construction material prices, and increased electric rates on spending by consumers and borrowing or investments by businesses and individuals is difficult to predict. Furthermore, Maryland's economy is unusually dependent on the federal government and the service sector because a large percentage of Maryland residents are employed in those fields. In addition, a significant proportion of Maryland's revenues comes from the federal government, both in direct aid and through federal payment for goods and services provided by Maryland businesses and local governments. A slowing of the pace of economic growth in the service sector, reductions in federal jobs, or funds otherwise available to Maryland could continue to create budget difficulties at the State and local level. Slower economic growth may generate insufficient income tax and sales tax revenues, which are important components of the State's budgeted revenues. These trends could force Maryland to further decrease spending, cut employment, raise taxes or take other measures to balance its budget. These and other factors will also affect the county and local economies in Maryland, and to the extent they stress the State's budget, will diminish the amount of State aid available to local jurisdictions.

     Finally, national and international developments, such as rising oil costs, could have a materially adverse effect on the economy in Maryland. Governments and businesses could incur costs in replacing employees who are called to serve in the armed forces. Layoffs and cutbacks in the transportation and tourism industries could increase unemployment in Maryland, and declines in related industries could hamper Maryland's economy. Baltimore and other municipalities, many of which were already experiencing fiscal pressures due to general economic conditions and other factors, continue to need funds to cover anti-terrorism costs. However, we cannot assure you that such funds will be available; and, if such funds are unavailable, these jurisdictions could face economic difficulties in the future. Economic factors affecting the State will also affect the counties and the City of Baltimore, as well as agencies and private borrowers. In particular, local governments depend on State aid, and any cutbacks in such aid required to balance the State budget could adversely affect local budgets. If negative trends continue, Maryland's State and local governments might need to take more drastic measures, such as increasing taxes, to balance their budgets.

     NEW YORK

     The following information relates specifically to New York Tax-Exempt Reserves. The information about New York State (the "State") and its municipalities, including, in particular, New York City (the "City"), constitutes only a brief summary of a number of complex factors that may affect issuers of New York municipal bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of New York municipal bonds may be subject. This information is derived from official statements utilized in connection with the preparation of State and City budgets as well as the issuance of municipal bonds by the State, the City and other municipalities as well as from other publicly available documents. Such information has not been independently verified by us and we assume no responsibility for the completeness or accuracy of such information. The summary below does not include all of the information pertaining to the budget, receipts and disbursements of the State or the City that would ordinarily be included in various public documents issued thereby, such as an Official Statement prepared in connection with the issuance of general obligations bonds of the State. Such an Official Statement, together with any updates or supplements thereto, may generally be obtained upon request to the budget office of the State or at websites maintained by State and City agencies.

     New York State Economy - Special Considerations

     Like most states, New York continues to face significant fiscal challenges. The national recession, in conjunction with the economic dislocation caused by the September 11, 2001 attacks produced consecutive year-to-year declines in total tax receipts and resulted in a lengthening of the State's recession. Despite such challenges, the State economy has been and continues to expand. Recent above-trend national growth rates have helped to support the State economy, enabling it to approach a full recovery from the impact of the September 11 attack, and reversing several years where the State's job base was in decline. Total New York nonfarm employment is projected to grow 1.0% for calendar year 2005, with private sector job growth of 1.3% also projected. The continued strengthening of the State economy will help to support the housing market in calendar year 2005; however it is not likely that the accelerated pace of growth enjoyed in 2004 can be sustained. Due to a resurgence of equity market activity toward the end of 2004, the securities industry saw solid profit levels, although below those earned in 2003. As a result, bonus growth for calendar year 2005 will fall short of the level of growth experienced in 2004, offsetting the impact of higher employment growth on personal income and wages. Both New York personal income and its largest component, wages and salaries, are expected to grow 4.9% for calendar year 2005. Flexible reserves which were depleted in past years should begin to be replenished in the State fiscal year ending March 31, 2006 ("State Fiscal 2006").

     Notwithstanding the State's economic turnaround, higher than national average inflation and interest rates will continue to challenge the State's ability to balance the upcoming year budgets. Costs for employee pensions have increased as well as obligations to satisfy settlements reached and to be reached in recent State collective bargaining efforts. Increased court-ordered funding for the City's public schools due to the decision in the Campaign for Fiscal Equity, Inc. et al, Supreme Court New York County (the "CFE Case") will also add to State expenditures in the coming years.

     The State is impacted by the national economic forecast. For example, higher energy prices and global instability present significant risks to equity market performance. In addition to the risks associated with the national economic forecast, there also exist specific risks to the State economy. The City is the nation's leading center of banking and finance. As a result, this is a far more important sector in the State than in the nation as a whole. Although the sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages. Chief among them is any prolonged downturn or weaker performance in the financial sector. The State is disproportionately impacted by a weaker performance within the financial sector than other states or the national economy and rising interest rates tend to have a more negative impact on the New York economy than on the nation as a whole. Wall Street bonuses have a significant impact on the State's personal income tax collections and, therefore, projected increases in tax collections for the upcoming fiscal years are notably impacted by the level of such bonuses. A weaker-than-expected financial market performance could result in lower bonus payment growth than projected, though this impact would be largely felt during the first quarter of calendar year 2006. A stronger than expected national economy could result in stronger equity market growth, and in turn, greater demand for financial market services that could lead to even stronger income growth in that sector than projected.

     Finally, national and State officials continue to warn of the possibility of additional terrorist attacks. The State is especially vulnerable due to its high visibility symbolic targets, as well as its concentration of wealth and population.

     Many other complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's financial planning. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The State's budget is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies.

     New York State Budgetary Outlook

     For the first time in 20 years, the Governor and the State Legislature enacted an on-time budget for State Fiscal 2006 (which began on April 1, 2005) (the "Enacted Budget") on March 31, 2005 with the exception of final approval of a comprehensive five-year transportation and financial plan (with detail on programs, projects or commitment schedules), which is expected to be finalized later this year. Specifically, on March 8, 2005, the State Legislature enacted appropriations for all State-supported contingent contractual, and certain other debt service obligations for the entire State Fiscal 2006. On March 31, 2005, the Legislature completed action on the remaining appropriations and related legislation constituting the budget for State Fiscal 2006. Thereafter, on April 12, 2005, the Legislature enacted several amendments to the Enacted Budget that authorized funding for the Temporary Assistance for Needy Families program, the Environmental Protection Fund and the Help America Vote Act. The 2005-06 Enacted Budget Financial Plan (the "Enacted Plan") was prepared by the Division of the Budget ("DOB") and evidences the actions of the Legislature and Governor of the State through April 12, 2005.

     The Enacted Plan contains estimates and projections of future results that should not be construed as statements of fact. These estimates and projections are premised upon various assumptions that may be affected by numerous factors, including future economic conditions in the State and nation, federal law changes and adverse judgments against the State. There can be no assurance that actual results will not differ materially and adversely from the estimates and projections contained in the Enacted Plan.

     Overview. The State's current fiscal year began on April 1, 2005 and ends on March 31, 2006. On January 18, 2005, Governor George E. Pataki issued his proposed State Fiscal 2006 budget (the "Executive Budget"). As noted above, as of March 31, 2005, the State Legislature enacted appropriations for all State-supported, contingent contractual, and certain other debt service obligations as well as completed action on the remaining appropriations and accompanying legislation constituting the budget for State Fiscal 2006.

     The Executive Budget for 2005-06 presented a balanced General Fund financial plan that eliminated a projected budget gap of $4.2 billion. The Enacted Plan is also balanced due to newly identified resources and the approval of approximately $3.3 billion of the $4.1 billion in Executive Budget gap-closing recommendations. As set forth in the State's Annual Information Statement, released on May 4, 2005 (the "Information Statement"), the Enacted Budget identified an additional $1.4 billion in new General Fund resources to finance the $1.4 billion in net additions it added. The Enacted Budget reflected a General Fund balanced budget, projected a closing fund balance of $1.8 billion as well as budget gaps of approximately $3.2 billion in the State fiscal year ending March 31, 2007 ("State Fiscal 2007") and $4.1 billion in the State fiscal year ending March 31, 2008 ("State Fiscal 2008"). The State's general reserves are projected to total $1.5 billion in State Fiscal 2006.

     According to the 2005-06 Budget Analysis, released by the Office of the State Comptroller (the "Budget Analysis"), while the Enacted Budget is balanced, it is dependent on a high level of non-recurring resources (one-time resources used to pay for annually recurring costs) and, therefore, does not present a financial model that is sustainable long-term. Additional risks of approximately $3.6 billion in possible spending increases and revenues risks could increase the structural gaps to $4.9 in State Fiscal 2007 and $6 billion in State Fiscal 2008, making the two-year combined out-year structural gap as high as $10.9 billion.

     The Budget Analysis notes that the Enacted Budget relies heavily on debt to balance the Enacted Plan. The Enacted Budget reflects an increase of $7.7 billion in State outstanding debt from the State Fiscal year ending March 31, 2005 ("State Fiscal 2005"). By State fiscal year 2009-10, the State will have over $55 billion in outstanding debt and will pay nearly $6 billion annually in debt service, representing a $1.8 billion or 45% increase from State Fiscal 2005. A portion of the new debt reflected in the Enacted Budget/Enacted Plan includes: (i) $2.9 billion related to the Rebuild and Renew New York Transportation Bond Act ("Transportation Bond Act"); (ii) restructure of current debt by extending the terms (up to an additional 13 years) of $3 billion in Dedicated Highway and Bridge Trust Fund bonds and (iii) authorization of another $340 million in debt to be used for various economic development projects.

     The Transportation Bond Act was passed by the Legislature to further supplement transportation spending for highways, bridges and the Metropolitan Transportation Authority ("MTA"). In the November 2005 general election, voters will be asked to approve an additional $2.9 billion in general obligation bonds to be divided evenly between highways and bridges and the MTA. The last two bond acts put before voters (namely, $3.8 billion in 2000 for transportation and $2.4 billion in 1997 for school construction) failed.

     General Fund. The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest single fund and receives most State taxes and other resources not dedicated to particular purposes. General Fund moneys are also transferred to and from other funds, primarily to support certain capital projects and debt service payments in other fund types.

     For State Fiscal 2005, DOB reported a General Fund operating surplus of $1.2 billion. Total receipts, including transfers from other funds, were $43.8 billion. Disbursements, including transfers to other funds, totaled $44.1 billion.

     The State projects General Fund receipts, including transfers from other funds, to total $46.8 billion in State Fiscal 2006, an increase of $3.0 billion (6.9%) from State Fiscal 2005. Projected growth in personal income and sales tax, resulting from temporary tax actions taken in the State Fiscal 2005 enacted budget and the economic recovery, are primarily responsible for the growth. The significant revenue increase experienced in State Fiscal 2005 (almost 12% in base growth) was supported by a number of positive economic and tax policy related factors acting in concert. These factors supported higher than expected receipts growth through the fiscal year and included: (i) higher than anticipated growth in incomes, particularly from high- income payers; (ii) an associated increase in personal income tax ("PIT") from taxpayers subject to the temporary tax surcharge on incomes about $150,000; (iii) a rapid appreciation in real estate values, especially in downstate New York which supported higher real estate transfer and PIT collections; (iv) an unusually large number of significant estate tax payments over the fiscal year and (v) a large increase in corporate tax payments reflecting both improved business profitability and a reduction in refunds requested from overpayments of prior year liability.

     General Fund receipts for State Fiscal 2007, are projected to increase by $1.5 billion from State Fiscal 2006. Underlying revenue growth of $3.1 billion is offset by the loss of several one-time revenues ($531 million), the phase-out of the PIT surcharge and a one-quarter percent increase in sales tax ($1.0 billion), lower transfers from the Revenue Bond Tax Fund ("RBTF") due to increasing debt service costs ($180 million), and higher transfers to finance the School Tax Relief ("STAR") program ($188 million).

     For State Fiscal 2006, the Enacted Plan projects General Fund spending, including transfers to other funds, to total $46.2 billion, an increase of $2.1 billion (4.7%) from State Fiscal 2005. Increases in grants to local governments ($1.4 billion), State operations ($502 million), and general State charges ($396 million), account for much of the change. Grants to local governments include financial aid to local governments and nonprofit organizations as well as entitlement payments to individuals. Local assistance spending is projected at $31.4 billion in State Fiscal 2006, an increase of $1.4 billion (4.8%) from State Fiscal 2005. Growth in school aid and City University of New York ("CUNY") operating costs (mainly for salary growth and increases in fixed costs) and CUNY/State University of New York ("SUNY") community college enrollment growth are partially offset by savings from Medicaid cost containment and a patient income revenue reclassification. State operations accounts for the cost of running the executive, legislative, and judicial branches of government and is projected to total $8.1 billion in State Fiscal 2006, an increase of $502 million (6.6%) from the prior year. Personal service costs (e.g., State employee payroll) comprise 72% of State operations spending. The remaining 28% represents non-personal service costs for contracts, rent, supplies, and other operating expenses. General State charges account for the costs of providing fringe benefits to State employees and retirees of the executive, legislative and judicial branches as well as, fixed costs for taxes on public lands and litigation costs. General Fund spending for general State charges is projected to be $4.0 billion in State Fiscal 2006, an increase of $396 million (10.8%) over State Fiscal 2005. The annual increase is due mostly to rising costs of employee health benefits, higher costs related to employer pension contributions and fringe benefit increases for unsettled collective bargaining agreements. Higher fringe benefit cost reimbursements to the General Fund which are payable from other funds, thus reducing General Fund costs, partially offset the growth.

     As noted above, DOB has estimated that $1.4 billion in new resources above the Executive Budget forecast have become available for State Fiscal 2006. Such additional resources include $1.1 billion from projected higher tax collections in State Fiscal 2005 and 2006. The Executive and Legislature initially agreed to projected higher revenues of $350 million in 2004-05 and $250 million in 2005-06; however, DOB now projects that annual revenues for State Fiscal 2005 and 2006 will exceed the initial forecast by $461 million (based on the recent collections information), bringing the total revised tax collections to $1.1 billion. In addition, welfare caseload projections have been revised downward based, on recent trends. For State Fiscal 2005, the total caseload is now expected to average 627,000 recipients, a decrease of 5,000 from the Executive Budget forecast. For State Fiscal 2006, it is projected at 620,000, a decrease of 29,000 recipients from the Executive Budget forecast. The lower caseload levels should reduce previously estimated costs by $115 million annually. The remaining increases in new resources are attributable to: (i) recently created legislation to sweep $112 million in additional balances to the General Fund (significant balances will be transferred from a Higher Education Services Corporation sole custody account and various special revenue funds; (ii) an additional $90 million in abandoned property resources to be available in State Fiscal 2006 and (iii) the reduction or elimination in the Enacted Budget of, among other things, the operating budgets of several agencies and shared-service grants to local governments.

     Spending is projected to increase by $4.7 billion in State Fiscal 2007. Medicaid growth of $2.7 billion is primarily attributable to the increasing cost of providing health care services as well as the rising number of recipients and corresponding increases in medical service utilization. For State Fiscal 2007, school aid spending is projected to grow by $461 million. The projections assume growth in expense-based programs and other selected aid categories. State operations spending is projected to increase by $592 million. General State charges are expected to increase by $375 million. All other spending growth is comprised of inflationary spending increases across numerous local assistance programs and is consistent with State Fiscal 2005 and 2006 growth trends.

     The General Fund is projected to end State Fiscal 2006 with a $1.8 billion fund balance, consisting of $872 million in the Tax Stabilization Reserve Fund (the "Rainy Day Reserve"), $601 million in the Fiscal Stability Reserve, $316 million in the Community Projects Fund, and $21 million in the Contingency Reserve fund. The Fiscal Stability Reserve is a flexible reserve in which the use of funds deposited is not restricted in any way. It is currently projected that this reserve will guard against potential risks in State Fiscal 2006 and be used in equal installments to help close future outyear budget gaps.

     All Governmental Funds. All Governmental Funds includes activity in the four governmental funds types: the General Fund, Special Revenue Funds, Capital Projects Funds, and Debt Service funds. All Governmental Funds spending combines State funds with Federal grants across these fund types. It excludes Fiduciary, Internal Services, and Enterprise Funds.

     The State ended State Fiscal 2005 with an All Governmental Funds cash balance of $3.0 billion. All Governmental Funds receipts for State Fiscal 2005 totaled $100.6 billion, a decrease of $546 million from the projections projected in the financial plan submitted to the Financial Control Board in February 2005 (the "February 2005 Financial Plan"). The variance was primarily the result of lower-than-expected collections from federal grants, partially offset by higher-than-expected receipts from miscellaneous receipts and taxes.

     All Governmental Funds disbursements for State Fiscal 2005 totaled $100.7 billion, a decrease of $514 million from the February 2005 Financial Plan projections. The decline in State Funds spending of $54 million, combined with a decline in Federal Funds spending of $460 million, account for the change. Federal funds for education programs and World Trade Center reimbursement were also revised downward.

     All Governmental Funds receipts are estimated to reach $106.5 billion in State Fiscal 2006, an annual increase of $4.5 billion (4.4%). The Enacted Budget projects receipts of $52.5 billion in taxes, $17.6 billion in miscellaneous receipts and $36.4 billion in federal grants which represent 8.3%, 1.5% and .6%, respectively, increases over the State Fiscal 2005 actual results.

     All Governmental Funds spending in State Fiscal 2006 is estimated to be $106.5 billion, an increase of $4.4 billion (4.3%) from State Fiscal 2005. The largest All Governmental Funds spending increases are for Medicaid ($1.7 billion), school aid ($953 million) and (iii) higher education ($832 million). Medicaid increases are due to the increasing cost of providing health care services, the rising number of recipients, corresponding increases in medical service utilization, the expiration in June 2004 of a temporary 2.95% federal share (which will result in $109 million in higher State share spending in State Fiscal 2006), the phase-in of the State takeover of local government Family Health Plus program ("FHP") costs (which will grow to $252 million in State Fiscal 2006), the commencement of the State takeover of all local Medicaid costs in excess of 2005 spending levels plus an additional 3.5% ($121 million) and other changes including the discontinuation of certain county shares adjustments. School aid increases primarily reflect the balance of aid payable for the 2004-05 school year ($248 million), the fiscal year costs of the 2005-06 school year increase ($593 million) and higher federal spending ($173 million); a decrease in capital projects spending partially offsets the annual growth. Higher education increases are primarily due to higher salaries, inflationary increases, and program growth at SUNY, CUNY and Higher Education Services Corporation ($371 million) as well as higher capital spending for the public universities ($461 million).

     Additional increases in All Government Funds spending are due to a rise in spending for (i) transportation costs, (ii) general state charges, (iii) other education aid and (iv) annual growth in welfare, children and family services, environmental conservation and the STAR program. For transportation costs, growth in capital spending financed from the Dedicated Highway and Bridge Trust Fund and a proposed Transportation Bond Act as well as higher operating support for the MTA and other transit systems account for the annual change. For other education aid, the annual growth consists of higher federal funding under the Individuals with Disabilities Education Act program, costs related to enrollment growth in the Preschool Special Education Program, and funding for legislatively-directed education spending originally planned for State Fiscal 2005 but now expected to occur in State Fiscal 2006. For general State charges, higher costs for pensions and health insurance to State employees and retirees are responsible for most of the increase.

     Federal aid granted to New York City in State Fiscal 2005 for the creation of a captive insurance company to address claims related to recovery efforts at the World Trade Center will not recur in State Fiscal 2006 (this includes $1 billion for captive insurance and $200 million in other Federal aid). The aid "passes through" the State's All Funds Financial Plan and is counted as spending.

     The Enacted Budget projects that All Governmental Funds will end State Fiscal 2006 with a $3.17 billion fund balance, a 7.3% increase over State Fiscal 2005 results.

     Reserves and Risks. As of the close of State Fiscal 2005, the balance in the State's principal reserves to guard against unbudgeted risks totaled $1.2 billion. The reserves include $872 million in the Rainy Day Reserve, $21 million in the Contingency Reserve Fund for litigation and $325 million in the Community Project Fund. To permanently improve the State's reserve levels, the Governor has proposed legislation to increase both the maximum size of the State's Rainy Day Reserve from 2% to 5% of General Fund spending, and the maximum annual deposits from two-tenths of one percent to five-tenths of one percent of spending. The General Fund is currently at its statutory maximum balance of 2% and can only increase as the size of the budget increases.

     The Enacted Plan projects the balance of reserves at the close of State Fiscal 2006 to be $872 million in the Rainy Day Reserve, $21 million in the Contingency Reserve Fund, $316 in the Community Project Fund and $601 in the Fiscal Stability Reserve. Aside from the $21 million in the Contingency Reserve Fund, the Enacted Plan does not set aside specific reserves to cover potential costs that could materialize as a result of adverse rulings in pending litigation, the cost of collective bargaining agreements with State employee unions, federal disallowances, or other federal actions that could adversely affect the State's projections of receipts and disbursements.

     According to the Budget Analysis, the Enacted Plan has a number of risks that could require corrective action during State Fiscal 2006. The Enacted Budget relies heavily on $4.2 billion in non-recurring resources and provides for approximately $2.1 billion in other risks that could have a significant impact on the Financial Plan.

     In June 2003, in the CFE Case, the State Court of Appeals ruled that New York City's schoolchildren were not receiving the constitutionally mandated opportunity for sound basic education ("SBE") and that plaintiffs had established that the present education funding system for City public schools was causally linked to the failure to provide such SBE. The Court of Appeals remitted the case to the Supreme Court for further proceedings in accordance with its decision.

     On August 3, 2004, the Supreme Court, New York County, appointed a three member panel to study and recommend ways to provide City schoolchildren with a SBE. In a report released on November 30, 2004, the panel recommended that the Supreme Court direct the State to pay to City schools a total of $14.08 billion over the next four years in additional funding and $9.179 billion over the next five years for capital improvements. The panel also recommended that no later than 90 days from the date of the Court's order, the State should implement a multi-year phased-in plan to provide the City schools with such additional funding. On March 15, 2005, the Supreme Court, New York County, issued an order confirming the panel's report and recommendations and directing the State to take all steps necessary to provide funding for City schools as follows: $1.41 billion in 2005-06, $2.82 billion in 2006-07, $4.22 billion in 2007-08 and $5.63 billion in 2008-09, respectively (totaling $14.08 billion) over the next four years as well as, additional capital funding of $1.836 billion annually (totaling $9.179 billion) over the next five years.

     The State appealed the March 15, 2005 order to the Appellate Division, First Department and the trial court's decision was stayed pending resolution of the appeal. On May 3, 2005, the Appellate Division, First Department denied the plaintiffs' motion to lift the automatic stay. A negative ruling for the State on its latest CFE appeal and other cases that may appear in court could result in a required increase in school aid to New York City of up to $1.4 billion annually for four years.

     The 2005-06 Enacted Plan projections assume that Video Lottery Terminal ("VLT") revenues will be used to finance the SBE program; the State Court of Appeals has upheld the constitutionality of VLTs as a lottery game for education funding. The Enacted Budge provides for $325 million in VLT revenues to be used for SBE; however, it does not include capital funding amounts or address any other CFE-related issues. DOB has now reduced the State Fiscal 2006 revenue projections for VLTs due to the delayed opening of the VLT facilities at Aqueduct and Yonkers but projects that VLT revenues will increase substantially in the future with the openings of up to four new facilities (most importantly, Aqueduct and Yonkers). Absent realized-as-projected VLT revenues, the submitted financial plans for State Fiscal 2007 and 2008 may be out of balance by as wide a margin as $300 million and $500 million for 2006-07 and 2007-08, respectively.

     The Medicaid program provides health care for low-income individuals, long-term care for the elderly and services for the disabled, primarily through payments to health care providers. Medicaid costs currently represent 29% of All Governmental Funds spending. The Enacted Budget placed all spending related to the Health Care Reform Act ("HCRA") on budget and extended the program for an additional two years, through June 20, 2007; however, there is a potential for a shortfall of HCRA funds that could exceed $1 billion for State Fiscal 2006. The shortfall is associated with the risk that proceeds from conversions of not-for-profit insurance companies to for-profit status may not materialize.

     The State is involved in the use of proceeds from the conversion of Empire Blue Cross/Blue Shield from a not-for-profit corporation to a for-profit corporation. The State is counting on $2.2 billion in conversion proceeds, $1.8 million in proceeds from Empire that are tied up in litigation and $400 million in proceeds from additional conversions, to finance HCRA programs in State Fiscal 2006. Currently, the receipt of $1.8 billion in Empire conversion proceeds planned in State Fiscal 2005 (including $200 million that will support General Fund Medicaid spending) have been delayed pending resolution of ongoing litigation that is expected to occur in State Fiscal 2006. To insure General Fund balance, the Enacted Budget provides that no spending for certain HCRA programs may occur after June 30, 2005 unless conversion proceeds become available. Although $400 million in proceeds from other insurance company conversions is projected in State Fiscal 2006, the Enacted Budget did not authorize the additional conversions proposed by the Governor. If the State is prohibited from using proceeds of insurance company conversions, the Enacted Plan will be negatively affected in both State Fiscal 2006 and 2007 (approximately $1 billion in funds that may need to be replaced to maintain current spending levels in State Fiscal 2007).

     The State Public Employment Relations Board ("Employment Relations Board") defines negotiating units for State employees. The Governor's office of Employee Relations conducts collective bargaining negotiations with the State's unions, except any employees of the Judiciary, public authority and the Legislature. In 2004-05, the State negotiated new collective bargaining agreements with the Civil Service Employees Association, the United University Professions, the Public Employees Federation, District Council 37 of the American Federation of State, County and Municipal Employees ("DC 37"), the Graduate Student Employees Union and certain employee unions which cover most of the employees in the Judiciary. These agreements will govern employee compensation and benefit policies through early calendar year 2007. Investigators of the Bureau of Criminal Investigation in the Division of State Police were recently provided a two-year arbitration award for the period 2003 through early 2005, and are in the midst of interest arbitration for the period through 2007. The DC 37 settlement ("DC 37 Settlement") provided for a $1,000 lump sum payment at settlement and a 3% wage increase on the first day of the second year and provided that any additional increases will be offset by negotiated productivity savings in subsequent fiscal years. In the case of DC 37, a 2% wage increase offset by productivity savings was negotiated for the third year and an additional 1% was provided for with the recent identification by the City and DC 37 of additional savings to offset the cost.

     Other litigation includes ongoing claims by several Indian nations alleging wrongful possession of lands by the State and several counties as well as claims involving the adequacy of shelter allowances for families on public assistance. The claims seek a range of court action including monetary damages and ejectment with regard to claims of ownership of certain land. Settlement agreements for certain claims have been entered into by some of the Indian nations. Passage of State and federal legislation is required for such settlement agreements to become effective. Although the Governor had proposed legislation to approve certain Indian land claims and settlement agreements, as of April 15, 2005, the Governor withdrew such legislation.

     The Federal government is currently auditing Medicaid claims submitted since 1993 under the School Supportive Health Services Program. These audits have not been finalized, and, as a result, the liability of the State and school districts for any disallowances cannot be determined. Federal regulations include an appeals process that could postpone repayment of any disallowances. The current Enacted Plan assumes the Federal government will fully reimburse these costs.

     In addition, a portion of Federal Medicaid payments related to School Supportive Health Services have been deferred by the Federal Centers for Medicare and Medicaid Services pending finalization of audits. Since the State has continued to reimburse local school districts for these costs, these Federal deferrals, if not resolved, could negatively impact the Financial Plan. Alternatively, if the State suspends reimbursement, local governments could be adversely affected.

     In December 2003, the State received partial Federal approval of the Medicaid State Plan Amendment necessary to make disproportionate share hospital payments over two years to public hospitals throughout the State, including the New York City Health and Hospital Corporation ("HHC"), SUNY and other State and county operated hospitals. Although full payment for SUNY and State-operated hospitals was secured with the initial approval, the State continues to seek Federal approval of the balance of anticipated payments totaling roughly $1.3 billion for HHC and other county hospitals. Failure of the Federal government to approve these remaining payments in a timely manner will exacerbate the current adverse impact of these delays on the State's health care financing system.

     According to recent articles in the New York Times newspaper, in July, 2005, the Governor ordered a substantial overhaul of the State agencies that supported Medicaid to prevent fraud and abuse. The Governor created an independent inspector general's office and is bringing in a former federal prosecutor to help reorganize policy of the program. The inspector general will take over authority from the State Department of Health. Moreover, Attorney General Eliot Spitzer called on state lawmakers to pass two bills to help prosecute fraud in the State's Medicaid system namely, a false claims act that would increase civil penalties for fraud and encourage whistle-blowers and another law that would create a new category of crimes specific to health care. Any increase in the detection and of State Medicaid fraud and correlative reduction in Medicaid costs for the State will likely not be realized, if at all, for a number of years.

     New York City

     New York City, with a population of approximately 8 million, is an international center of business and culture. The City has a highly diversified economic base. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the city's total employment earnings. Manufacturing activity in the city is conducted primarily in apparel and printing. The City is a major hub and focal point for international business and many of the major corporations headquartered in the City are multinational with extensive foreign operations. Additionally, the City is the nation's leading tourist destination.

     Economic activity in the City has gone through periods of growth and recession and such periods can be expected to continue in the future. The City experienced a recession in the early 1970s through the middle of the decade and then a period of expansion in the late 1970s through the late 1980s. A second recession followed in the early 1990s followed by the expansion that continue through 2001. Most recently, the City experienced a large scale economic slowdown that began in 2001 as a result of the September 11 attacks on the World Trade Center, the national economic recession and a downturn in the securities industry. According to the financial plan submitted by the City to the Financial Control Board on July 6, 2005 (the "City Financial Plan"), the 2001 economic slowdown ended in 2004 and continued moderate growth is expected through calendar year 2005.

     The fiscal health of the City is affected by the fiscal health of the State, as it continues to receive significant financial assistance from the State for its normal operations. State aid contributes to the City's ability to balance its budget and meet its cash requirements. There can be no assurance that there will not be delays or reductions in State aid to the City from amounts currently projected or that any such delays or reductions will not have adverse impacts on the City's cash flow or expenditures. The City may also be affected by its, and certain other entities issuing debt for the benefit of the City, ability to market their securities successfully in the public credit markets. In addition, the federal budget negotiation process could result in reductions or delays in the receipt of federal grants, which would have additional adverse effects on the City's cash flow or revenues.

     For each of the 1981 through 2004 City fiscal years, the City's General Fund has had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with generally accepted accounting principles ("GAAP") after discretionary and other transfers. Historically, the City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will be able to maintain balanced operating results as required by State law without proposed tax or other revenue increases or reductions in City services or entitlement programs which could adversely affect the City's economic base.

     City fiscal years end on June 30th and are referenced by the calendar year in which they end. The Mayor firsts submits a preliminary budget in January; the executive budget in late April or early May; and following debate by the City Council, the budget is required to be adopted by June 30th of each year. As required by relevant law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and includes the City's capital, revenue, and expense projections, and outlines proposed gap-closing programs for years with projected budget gaps. It also prepares a comprehensive annual financial report each October describing its most recent fiscal year.

     According to the Review of the Financial Plan of the City of New York dated June 2005 ("City Financial Plan Review"), the City has managed its budget well since the attack on the World Trade Center and the economy is continuing to improve. However, sustained economic recovery through the entire financial plan period, for the City fiscal years ended June 30, 2005-June 30, 2008, is questionable. The City's economic expectations have been downsized since its financial plan report released in February 2005. Possible increases in inflation and interest rates, most notably in calendar years 2006-07, are two major factors that will determine whether economic growth can be sustained. Local inflation has risen to annualized rates not seen since the early 1990s, approaching 4.1% during the first four months of 2005. Although higher energy costs have affected both national and local inflation rates, core inflation (i.e., inflation on all items except food and energy) was 1.3% higher in the City that in the nation during this period. The City forecasts that local inflation will average 3% for the year before decreasing to 2.4% in calendar year 2006. To offset inflation, the City expects Wall Street profits to grow due to increased activity in underwriting and mergers and acquisitions although higher interest rates are expected to lower profits in 2007.

     The largest near-term budget risk to the City's budget and financial plan is the completion of the current round of collective bargaining in which it is engaged with its uniformed employee and teachers' unions. While the City has set aside resources to fund wage increases, these employees are seeking larger increases. Additional risks to the City's sustained economic growth include high oil prices, high consumer and business debt levels, widening federal budget and trade deficits and the declining value of the United States dollar.

     As noted above, the City submitted its financial plan to the Financial Control Board on July 6, 2005. The City Financial Plan relates to the City and certain entities that receive funds from the City and reflects changes as a result of the City's expense and capital budgets for the City fiscal year ending on June 30, 2006 ("City Fiscal 2006") which were adopted on June 30, 2005. The City Financial Plan includes a modification to the financial plan submitted by the City to the Control Board on June 29, 2004 (the "June 2004 Financial Plan") for City fiscal years 2005 through 2008, as subsequently modified by the financial plans submitted to the Control Board on October 21, 2004, February 2, 2005 and May 9, 2005 (the "May Financial Plan").

     The City's expense and capital budgets for City fiscal year ending June 30, 2005 ("City Fiscal 2005") were adopted on June 25, 2004. The June 2004 Financial Plan was consistent with the City's expense and capital budgets as adopted for City Fiscal 2005. The June 2004 Financial Plan projected revenues and expenditures for City Fiscal 2005 balanced in accordance with GAAP and gaps of $3.7 billion, $4.5 billion, $3.7 billon for City fiscal years 2006, 2007, and 2008, respectively. The City Financial Plan altered the June 2004 Financial Plan results reflecting a $3.5 billion surplus for City Fiscal 2005.

     In applying the $3.5 billion surplus to the City Fiscal 2006 budget, the City Financial Plan projects revenues and expenditures for City Fiscal 2005 and 2006 balanced in accordance with GAAP, and projects gaps of $4.5 billion, $4.5 billion, and $3.9 billion in City fiscal years 2007 through 2009, respectively, after implementation of the presented gap-closing program. The City Financial Plan sets forth gap-closing actions to eliminate the previously projected gap for the City Fiscal 2006 and to reduce previously projected gaps for City fiscal years 2007 and 2008. The gap-closing actions include: (i) reduced agency expenditures or increased revenues totaling $402 million, $477 million, $318 million and $317 million in City fiscal years 2005 through 2008, respectively;
(ii) debt service savings of $10 million and $85 million in City fiscal years 2005 and 2006, respectively; (iii) $85 million in fiscal year 2005 from the lease with The Port Authority of New York and New Jersey (the "Port Authority") for LaGuardia and John F Kennedy International Airports and taxi medallion sales and (iv) State actions of $23 million, $317 million, $375 million and $443 million in City fiscal years 2005 through 2008, respectively.

     The City derives its revenues from various local taxes, user charges and miscellaneous revenues as well as federal and State unrestricted and categorical grants. State aid as a percentage of the City's revenues has remained constant over the period from 1980-2004 while unrestricted federal aid has been sharply reduced. The City projects that local revenues will provide approximately 70.0% of total revenues in State Fiscal 2006; federal aid, including categorical grants, will provide 10.3% and State aid, including unrestricted aid and categorical grants, will provide 19.7%.

     The City Financial Plan reflects increases in projected net revenues since the June 2004 Financial Plan to total $3.6 billion, $2.2 billion, $1.9 billion and $1.3 billion in City fiscal years 2005 through 2008, respectively. The changes in projected revenues since the June 2004 Financial Plan include the following increases: (i) projected net tax revenues of $3.5 billion, $2 billion, $1.9 billion and $1.3 billion in fiscal years 2005 through 2008, respectively, resulting primarily from increases in personal income and business tax revenues, securities industry profits and an improving economy, and increases in mortgage recording, real property transfer and sales tax revenues and (ii) increases in non-tax revenues of $274 million, $121 million, $51 million and $45 million in fiscal years 2005 through 2008, respectively, primarily due to increased investment earnings. The real estate tax is the single largest source of the City's revenues and the City expects to derive approximately 41.1% of its total tax revenues and 24.8% of its total revenues for City Fiscal 2006 from the real estate tax. The City projects that 58.9% of its total tax revenues for City Fiscal 2006 will be derived from the following: (i) personal income tax on City residents; (ii) a general corporation tax charged on the income of corporations doing business in the City; (iii) a banking corporation tax imposed on the income of banking corporations doing business in the City and (iv) the 41/8% sales and compensating use tax, in addition to the 41/2% sales and use tax imposed by the State upon receipts from retail sales of tangible personal property and certain services to the City. Miscellaneous revenues include City charges for the issuance of licenses, permits and franchises; interest earned by the City on the investment of City cash balances; tuition and fees at the community colleges and rents collected from tenants in City-owned property.

     The changes in projected revenues are offset by the following delays and reductions: (i) the delay from City Fiscal 2005 to City Fiscal 2006 of the receipt from TSASC, Inc. ("TSASC") of $120 million tobacco settlement receivables ("TSRs") retained in the TSASC trapping account and (ii) the reduction in anticipated federal assistance of $50 million in City Fiscal 2005.

     For projected net expenditures, the City Financial Plan shows increases since the June 2004 Financial Plan totaling $577 million, $2.4 billion, $2.3 billion and $2.7 billion in City fiscal years 2005 through 2008, respectively. Increases in projected expenditures since the June 2004 Financial Plan include:
(i) a reserve available to cover increased expenditures, primarily for uniformed employees, expected to result from the eventual conclusion of the 2002-2005 round of bargaining of $778 million, $357 million, $282 million and $230 million in City fiscal years 2005 through 2008, respectively; (ii) increased expenses for the next round of collective bargaining of $100 million, $350 million and $625 million in fiscal years 2006 through 2008, respectively; (iii) increased Medicaid expenses of $184 million, $334 million, $508 million and $699 million in City fiscal years 2005 through 2008, respectively;(iv) increased pension and fringe benefit expenditures of $14 million, $711 million, $608 million and $514 million in City fiscal years 2005 through 2008, respectively; (v) increased expenditures for education of $110 million in City Fiscal 2005, $177 million in City Fiscal 2006 and $116 million in each of City fiscal years 2007 and 2008 and
(vi) increased agency spending of $114 million, $812 million, $333 million and $346 million in City fiscal years 2005 through 2008, respectively.

     As noted above, the State previously negotiated a new collective bargaining agreement with DC 37. The City Financial Plan reflects the costs of collective bargaining increases in the 2002-05 round of bargaining consistent with the DC 37 Settlement. Subsequent to the DC 37 settlement, the City reached settlements on terms substantially consistent with the pattern established by the DC 37 settlement with seventeen additional unions, which collectively represent approximately 33,000 employees.

     The Employment Relations Board had declared impasses in the City's negotiations with the Police Benevolent Association ("PBA"), the Uniformed Firefighters Association ("UFA"), and the United Federation of Teachers ("UFT") for the 2002-2005 contract period. The arbitration panel appointed by the Employment Relations Board in the PBA impasse recently issued an award. This two year award is binding on the parties and calls for a 5% wage increase on the agreement and an additional 5% wage increase on the first day of the second year. In addition, the award grants significant productivity savings including a sharply reduced hiring rate which is not retroactive but grows over time. The City Financial Plan has reserves sufficient to cover the PBA award.

     The Reserve for Collective Bargaining contains funds for the cost of collective bargaining increases for the 2002-05 round of bargaining for (i) all unsettled education employees, consistent with the recent DC 37 Settlement; (ii) all uniformed employees excluding the PBA consistent with the recent PBA award;
(iii) a 1% wage increase for all civilian employees and (iv) small amounts reserved for remaining unsettled contracts from the 2000-02 round consistent with the terms of the 2000-02 settlement with DC 27. In addition, the Reserve for Collective Bargaining contains funds for providing all employees a 1.25% wage increase in each year beyond current contracts. If the employees with whom the City has not negotiated new collective bargaining agreements seek higher increases that the DC 37 Settlement or the PBA award, the City will incur higher-than-accounted for collective bargaining costs.

     Since August 2004, the Uniformed Firefighters Association ("UFA"), Sergeants Benevolent Association ("SBA") and Detectives' Endowment Association ("DEA") have all had numerous mediation sessions with the City and have each requested a declaration of impasse with the Employment Relations Board. The United Federation of Teachers ("UFT") requested a declaration of impasse with the Employment Relations Board and on March 15, 2005, the Employment Relations Board upheld the UFT request and ordered the appointment of a fact-finding panel. The parties selected a panel and hearings were held in June 2005. Negotiations in good faith continue with UFT, SBA, DEA and UFT all of which are authorized to utilize binding arbitration at impasse.

     The City is required by law to provide medical assistance through Medicaid to all City residents meeting certain eligibility requirements. The State and federal government pay significant portions of the City's required Medicaid payments. Currently, the State has assumed 81.2% of the non-federal share of long-term care costs, all costs of providing mentally disabled medical assistance and 50% of the non-federal share of Medicaid costs for all other clients. The federal government pays 50% of the Medicaid costs for federally eligible recipients. The State's Enacted Budget has authorized many Medicaid cost containment actions and additional funding to finance certain Medicaid costs outside the General Fund. Actions taken by the State since August 2004 will reduce annual City-funded Medicaid costs by $1 billion by fiscal year 2009.

     Regarding education expenditures, as described above, in November 2004, a court-ordered panel determined that the State must take all steps necessary to provide the established funding levels for City schools as follows ($14.08 billion phased in over the next four years and $9.179 billion over the next five years). The court stated that the Legislature should determine how the costs are split between the State and the City, but that the burden placed on the City could not be arbitrary or unreasonable. The City maintains that the State is responsible for providing all required incremental educational funding but the State has proposed that the City should cover a substantial portion of such funding. Depending on the resolution of the CFE lawsuit, an increase in the City's obligation in funding for education could result.

     Potential resources that could contribute to a City Fiscal 2006 surplus (and narrow the fiscal year 2007 budget gap) include: (i) savings from changes in actuarial methods proposed by the City Actuary, (ii) a State rejection of the Mayor's proposal to reinstate the sales tax exemption on clothing purchases and
(iii) realized tax revenues that are higher than the Financial Plan forecasts.

     Litigation

     Both New York State and New York City are currently defendants in significant numbers of lawsuits. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims can not be predicted, adverse determination in certain of them could have a material adverse effect upon the State and City's ability to carry out their respective financial plans.

     Other New York Risk Factors

     When compared with the average ratings among other states of full faith and credit state debt obligations, the credit risk associated with obligations of the State and its agencies and authorities, including general obligation and revenue bonds, "moral obligation" bonds, lease debt, appropriation debt and notes is higher than average. Moreover, the credit quality of such obligations may be more volatile insofar as the State's credit rating has historically been upgraded and downgraded much more frequently than most other states.

     The combined State and local taxes of residents of the State, and particularly of residents of the City, are among the highest in the country, which may limit the ability of the State and its localities to raise additional revenue. In addition, combined State and local debt per capita in the State is significantly above the national average and debt service expenditures have represented an increasing claim on state and local budgets.

     The creditworthiness of obligations issued by local State issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no responsibility on the part of the State to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within the State, and it is possible that investments will be made in obligations of particular issuers as to which such specific factors are applicable. Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance may not be fully reflected in the projections of the State's Enacted Plan for 2005-06 or thereafter.

     Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial conditions of such issuers. We cannot predict whether or to what extent such factors or other factors may affect the issuers of New York municipal bonds, the market value or marketability of such securities or the ability of the respective issuers of such securities to pay interest on or principal of such securities.

     NORTH CAROLINA

     The North Carolina Constitution requires that the total expenditures of the State for the fiscal period covered by the budget not exceed the total receipts during the period plus any surplus remaining in the State Treasury at the beginning of the period. The State operates on a fiscal year ending June 30. The North Carolina General Assembly adopts a biennial budget during its long session held in odd-numbered years. During the short session, held in even-numbered years, the General Assembly makes adjustments to the budget based on revenue collections. The initial, biennial budget for 2005-2007 was signed by the State's Governor on August 13, 2005, but the short session adjusted budget for 2006-2007 has not been adopted at June 15, 2006.

     The State of North Carolina is the eleventh most populous state according to the U.S. Census Bureau's 2005 estimates. Its economy is a combination of manufacturing, agriculture, services and tourism. In recent years, the State has moved from an agricultural economy to a services and goods based economy. Despite the state's economic improvement, the manufacturing slowdown continues to be felt in North Carolina. While North Carolina remains the national leader in textile employment, the textile and apparel sector employment continues to decline. From March 2005 to March 2006, textile and apparel manufacturing employment in North Carolina fell by 11.2%, from 56,900 to 50,500 jobs. In addition, the elimination of trade quotas on textiles and apparel products at the start of 2005 could exacerbate the current trend in this sector's employment losses as even more production is sent overseas, especially to China.

     The State's largest city, Charlotte, is now the second largest financial services center in the nation, based on the assets of the banks headquartered there. The Research Triangle Park (Raleigh/ Durham/ Chapel Hill) boasts three major universities and is known internationally for its technology and pharmaceutical industries. The State's seasonally adjusted unemployment rate in April 2006 was 4.3%, compared to the national average of 4.7%.

     The total General Fund appropriations and authorized reserve expenditures for the 2006-2007 fiscal year were $17.40 billion. The differing budgets passed by the House of Representatives and the Senate by June 15, 2006 would both authorize expenditures exceeding $18.8 billion for the 2006-2007 fiscal year. Fiscal pressures continue, with growing Medicaid costs and school enrollment driving the spending needs.

     In November 1998, pursuant to the Clean Water and Natural Gas Critical Needs Bond Act passed by the North Carolina General Assembly, the State's voters approved the issuance of $800 million in bonds to finance improvements to water and sewer systems across the state. The $70 million issuance of clean water bonds on March 15, 2006 is a part of this voter-approved issuance. Additionally, in November 2000, North Carolina voters approved the issuance of $3.1 billion in bonds to finance identified repairs and renovations to facilities at the University of North Carolina's sixteen constituent campuses and the State's community colleges ($2.5 billion for the universities and $600 million for the community colleges). The $300 million issuance of higher education bonds on June 14, 2006 is a part of this voter-approved issuance.

     The following are cases pending in which the State faces the risk of either a loss of revenue or an unanticipated expenditure. Although an adverse result in any of the cases could have negative budgetary consequences, in the opinion of the Department of State Treasurer after consultation with the Attorney General, an adverse decision in any of these cases would not materially adversely affect the State's ability to meet its financial obligations.

     Hoke County et al. v. State of North Carolina and State Board of Education -- Funding of Public Education (formerly Leandro). In 1994, students and boards of education in five counties in the State filed suit in Superior Court requesting a declaration that the public education system of North Carolina, including its system of funding, violates the State constitution by failing to provide adequate or substantially equal educational opportunities, by denying due process of law, and by violating various statutes relating to public education. Five other school boards and students therein intervened, alleging claims for relief on the basis of the high proportion of at-risk and high-cost students in their counties' systems.

     The suit is similar to a number of suits in other states, some of which resulted in holdings that the respective systems of public education funding were unconstitutional under the applicable state law. The State filed a motion to dismiss, which was denied. On appeal, the North Carolina Supreme Court upheld the present funding system against the claim that it unlawfully discriminated against low wealth counties, but remanded the case for trial on the claim for relief based on the Court's conclusion that the State Constitution guarantees every child the opportunity to obtain a sound basic education. Trial on the claim of one plaintiff-county was held in the fall of 1999. On October 26, 2000, the trial court, in Section Two of a projected three-part ruling, concluded that at-risk children in North Carolina are constitutionally entitled to such pre-kindergarten educational programs as may be necessary to prepare them for higher levels of education and the "sound basic education" mandated by the Supreme Court. On March 26, 2001, the Court issued Section Three of the three-part ruling, in which the judge ordered all parties to investigate certain school systems to determine why they are succeeding without additional funding. The State filed a Notice of Appeal to the Court of Appeals, which resulted in the Court's decision to re-open the trial and call additional witnesses. That proceeding took place in the fall of 2001. On April 4, 2002 the Court entered Section Four of the ruling, ordering the State to take such actions as may be necessary to remedy the constitutional deficiency for those children who are not being provided with access to a sound basic education and to report to the Court at 90-day intervals remedial actions being implemented. On July 30, 2004, the North Carolina Supreme Court affirmed the majority of the trial court's orders, thereby directing the executive and legislative branches to take corrective action necessary to ensure that every child has the opportunity to obtain a sound, basic education. The Supreme Court did agree with the State that the trial court exceeded its authority in ordering pre-kindergarten programs for at-risk children. The State is now undertaking measures to respond to the trial court's directives. The magnitude of State resources which may ultimately be required cannot be determined at this time, however, the total cost could exceed $100 million.

     N.C. School Boards Association, et al. v. Richard H. Moore, State Treasurer, et. al. -- Use of Administrative Payments. On December 14, 1998, plaintiffs, including county school boards of Wake, Durham, Johnston, Buncombe, Edgecombe and Lenoir Counties, filed suit in Superior Court requesting a declaration that certain payments to State administrative agencies must be distributed to the public schools on the theory that such amounts are civil penalties which under the North Carolina Constitution must be paid to the schools.

     On December 14, 2001 the Superior Court of Wake County granted summary judgment in favor of the plaintiffs on all issues, concluding that the funds in dispute are civil fines or penalties required by

Article IX, Section 7 of the Constitution to be remitted to the public schools in the county where the violation occurred. The court further determined a three-year statute of limitations applied, making the order retroactive to December 1995. This case was argued in the Court of Appeals in February, 2003. The North Carolina Court of Appeals rendered a decision in September 2003 substantially favorable to the State. On July 1, 2005 the Supreme Court reversed the Court of Appeals in part, concluding that a majority of the funds in dispute are civil penalties required to be paid into the Civil Penalty and Forfeiture Fund for the benefit of public schools. The amount which state agencies owe to the Fund, retroactive to December 1995, is to be determined.

     Southeast Compact Commission -- Disposal of Low-level Radioactive Waste. North Carolina and seven other southeastern states created the Southeast Interstate Low-level Radioactive Waste Management Compact to plan and develop a site for the disposal of low-level radioactive waste generated in the member states. North Carolina was assigned responsibility for development of the first disposal site, with costs to be distributed equitably among the Compact members. In 1997, the Compact Commission discontinued funding of the development of the North Carolina site, alleging that the State was not actively pursuing the permitting and development of the proposed site. North Carolina withdrew from the Compact in 1999. The Compact subsequently asked the United States Supreme Court to accept its Complaint against North Carolina demanding the repayment, with interest, of $80 million of Compact payments expended on the permitting of the site, plus $10 million of future lost income, interest and attorney fees. The Supreme Court denied this motion in August 2001. On August 5, 2002, the Compact, with the addition of four member states as plaintiffs, filed a new motion requesting the United States Supreme Court to accept the claim under its original jurisdiction. On June 16, 2003, the Court accepted jurisdiction of the case and the State filed an answer and motion to dismiss on August 21, 2003. On November 17, 2003, the motion to dismiss was denied, and the United States Supreme Court appointed a Special Master with authority to determine when additional pleadings will be filed in the case. The Special Master heard oral arguments on dispositive motions filed by both sides on September 3, 2004.

     Philip Morris USA Inc. v. Tolson -- Refund of Corporate Income Tax. On June 13, 2000, Philip Morris filed a complaint in Wake County Superior Court for a refund of approximately $30 million in corporate income taxes paid for 1989 through 1991. An order of the Augmented Tax Review Board in the 1970's allowed it to apportion its income under a modified formula, which included a more favorable property factor. When the law changed in 1989 to move to double weighting of the sales factor, Philip Morris incorporated this change into its formula. The Board's order did not permit double weighting. Philip Morris argued that the principle of in pari materia required incorporation of the amendment, and that failure to allow double weighting violated the equal protection and separation of powers clauses. The Wake County Superior Court recently ruled that Philip Morris was required to use the formula approved by the Board without double weighting the sales factor unless the statutory formula (without the modified property factor) produced a more favorable result. Philip Morris appealed this ruling to the North Carolina Court of Appeals, which issued a unanimous opinion affirming the Superior Court. Philip Morris has filed a notice of appeal and for discretionary review with the North Carolina Supreme Court.

     State Employees Association of North Carolina v. State; Stone v. State - Diversion of Employer's Retirement System Contribution. On May 22, 2001, SEANC filed an action in Wake County Superior Court demanding repayment of approximately $129 million in employer retirement contributions to the Retirement Systems. The Governor withheld, and subsequently used, the withheld funds under his constitutional authority to balance the State budget. The trial court dismissed the action on May 23, 2001, and the North Carolina Court of Appeals affirmed this dismissal on December 3, 2002. The Supreme Court, on June 13, 2003, reversed the Court of Appeals on issues related to class standing and remanded with instructions to consider procedural issues raised but not addressed by the Court of Appeals.

     In June 2002, the Stone case was filed in Wake County Superior Court on behalf of individual State employees and retirees seeking repayment of the withheld employer contribution and a prohibition against future diversions. A class comprised of all members of the Retirement Systems has been certified and the case is currently proceeding through class notification and toward trial. The parties are waiting for a ruling on cross-motions for summary judgment.

     Goldston v. State of North Carolina - Highway Trust Fund Transfers. On November 14, 2002, a lawsuit was filed in Wake County Superior Court demanding that $80 million transferred by the Governor from the Highway Trust Fund to the General Fund for purposes of balancing the State budget be returned to the Highway Trust Fund. The suit further alleges that actions of the General Assembly regarding the transfer of funds from the Highway Trust Fund to the General Fund constitute a borrowing by the State of Highway Trust Fund cash surplus and are unlawful and unconstitutional. The lawsuit requests a declaration that taxes collected for purposes of Highway Trust Fund expenditures cannot be used for other purposes. Summary judgment was granted in favor of the State on all issues and Plaintiff has filed a notice of appeal. On September 20, 2005, the North Carolina Court of Appeals upheld the trial court's order. The plaintiff filed a petition for discretionary review with the North Carolina Supreme Court, and the Court agreed in March 2006 to review a portion of the Court of Appeals' decision.

     Diana Coley, et al. v. State of North Carolina, et al. -- Refund of Income Tax. On April 25, 2003, Plaintiffs filed suit in the Superior Court of Wake County against the State of North Carolina and the Secretary of Revenue challenging the constitutionality of retroactively applying the 2001 increase in the highest rate of North Carolina's state income tax to the entire 2001 tax year.

     Plaintiffs seek refunds, for themselves and a proposed class of similarly situated taxpayers, of all taxes paid for the year 2001 in excess of the prior 7.75% maximum rate, on the theory that a retroactive midyear tax increase violates the State and federal constitutions. Plaintiffs claim the total amount of taxes involved exceeds $76 million, plus interest. On June 30, 2004, the trial court granted summary judgment in favor of the State on all issues. Plaintiffs appealed to the Court of Appeals, which issued a two-to-one opinion sustaining the constitutionality of the tax. Plaintiffs appealed to the North Carolina Supreme Court, which heard arguments in March 2006.

     DirecTV, Inc. and EchoStar Satellite Corporation v. State of North Carolina et al. -- Refund of Sales Tax. Effective January 1, 2002, the General Assembly imposed the sales tax on satellite TV service providers. On September 30, 2003, DirecTV and EchoStar filed a complaint in Wake County Superior Court for a refund of state sales tax paid, which currently amounts to approximately $70 million. Plaintiffs claim this tax, which is not imposed on cable television providers, is unconstitutional under the commerce clause because it discriminates against interstate commerce. It is the State's position that although cable providers are not subject to this tax, they are subject to city and county franchise taxes. The tax on satellite companies was enacted to equalize the tax burden on these various forms of entertainment. Summary judgment has been granted in the State's favor. Plaintiffs have appealed to the North Carolina Court of Appeals which heard oral arguments on May 9, 2006.

     Lessie J. Dunn, et al. v. The State of North Carolina, et al. -- Tax on Municipal Bonds On February 9, 2004, Plaintiffs, on behalf of a class of all others similarly situated, filed suit in Forsyth County Superior Court alleging that the State's imposition and collection of State income tax on interest received by certain taxpayers on municipal bonds issued by non-North Carolina state and local governments constitutes a violation of the Commerce Clause of the United States Constitution. An order certifying a class has been entered by the Superior Court. The State has appealed the scope of the class certification to the North Carolina Court of Appeals which heard oral arguments in April 2006.

     Bio-Medical Applications of North Carolina, Inc., Bio-Medical Applications of Clinton, Inc., and Bio-Medical Applications of Fayetteville, Inc. v. Electronic Data Systems Corporation, Carmen Hooker Odom, in her official capacity, and Mark Benton, in his official capacity -- Withheld Medicaid Payments. On February 25, 2005, three providers of dialysis services filed this action in the Eastern District of North Carolina alleging that defendant Electronic Data Systems Corporation (EDS), and through it the N. C. Division of Medical Assistance, DHHS (DMA) violated four provisions of the Medicaid Act in responding to Plaintiffs' claims for Medicaid reimbursement. Plaintiffs object to EDS/DMA decisions not to cover/reimburse various combinations and quantities of prescription drugs during dialysis and to procedures adopted to make coverage/reimbursement determinations. Plaintiffs seek $24 million in allegedly wrongfully withheld Medicaid payments from EDS, the State's Medicaid contract fiscal agent, and, under an Unfair and Deceptive Trade Practices claims, treble damages. On April 13, 2005, prior to filing an answer, the State defendants filed a motion to dismiss on multiple grounds. EDS also filed a motion. The State's motion to dismiss was allowed in January 2006.

     State of North Carolina v. Phillip Morris, Inc., et al.,- Master Settlement Agreement ("MSA") Payments. On April 20, 2006, the State of North Carolina filed a Motion for Declaratory Order in the North Carolina Business Court against defendants Phillip Morris, Inc., R. J. Reynolds Tobacco Company and Lorillard Tobacco Company. The Motion is seeking a declaration that (1) in 2003, North Carolina continuously had a Qualifying Statute in full force and effect and "diligently enforced" its provisions throughout that year in accordance with the MSA; (2) North Carolina is not subject to a Non-Participating Manufacturers' Adjustment for 2003; and (3) defendants are obligated not to withhold or pay into a disputed payments account any payments due, or seek any offset of any payments made, on the basis that North Carolina is subject to a Non-Participating Manufacturers' Adjustment for 2003. If the State is unable to ultimately prevail in the diligent enforcement litigation, the State may be unable to recover a portion of this year's MSA payment.

     The Adviser believes that the information summarized above describes the more significant matters relating to the North Carolina Intermediate Municipal Bond Fund. The sources of the information are the official statements of the Department of the State Treasurer of North Carolina, other publicly available documents, and oral statements from various State agencies and individuals. The Adviser has not independently verified any of the information contained in the official statements, other publicly available documents, or oral statements from various State agencies.

     SOUTH CAROLINA

     The South Carolina ("State") Constitution mandates a balanced budget. If a deficit appears likely, the State Budget and Control Board, composed of the Governor, the State Treasurer, the State Comptroller General, the Chairman of the Senate Finance Committee, and the Chairman of the House Ways and Means Committee, may reduce appropriations during the current fiscal year as necessary to prevent the deficit. If it is determined that a fiscal year has ended with an operating deficit, the State Constitution requires that monies appropriated from the Capital Reserve Fund must be reduced to the extent necessary and applied to the year end operating deficit before withdrawing monies from the General Reserve Fund for such purpose.

     By statute, the State General Assembly has provided that if monies in the Capital Reserve Fund and General Reserve Fund are insufficient to balance the Budgetary General Fund, the State Budget and Control Board is authorized to borrow the amount needed to balance the Budgetary General Fund from any department of State government with a surplus to the credit of the State department on hand in the Office of the State Treasurer. Amounts borrowed must be repaid from the General Fund no later than June 30th of the following fiscal year.

     The State Constitution limits annual increases in the State appropriations to the average growth rate of the economy of the State and annual increases in the number of State employees to the average growth rate of the population of the State; provided, however, that these two limitations are subject to suspension for any one fiscal year by a special vote in each House of the General Assembly.

     The State Constitution requires a General Reserve Fund that equals three percent of General Fund revenue for the latest completed fiscal year. Funds may be withdrawn from the General Reserve Fund only for the purpose of covering operating deficits of State government. The State Constitution also requires a Capital Reserve Fund equal to two percent of General Fund revenue for the latest completed fiscal year. Both the General Reserve Fund and the Capital Reserve Fund are fully funded at $153.5 million and $102.3 million, respectively.

     The State Constitution requires that the General Assembly provide that, if revenue forecasts before March 1 project that revenues for the current fiscal year will be less than expenditures authorized by appropriation for the current fiscal year, the current fiscal year's appropriation to the Capital Reserve Fund shall first be reduced to the extent necessary before any reduction is made in operating appropriations.

     After March 1, monies from the Capital Reserve Fund may be appropriated by a special vote of the General Assembly to finance previously authorized capital improvement bond projects, to retire principal or interest on bonds previously issued, and to pay for capital improvements or other nonrecurring purposes. Monies in the Capital Reserve Fund not appropriated or any appropriation for a particular project or item that has been reduced due to application of the monies to a year-end deficit must lapse and be credited to the General Fund.

     The State operates on a fiscal year beginning July 1 and ending June 30. The State's budgetary General Fund ended fiscal year 2004-2005 with a budgetary surplus of $405 million prior to a one time adjustment of $105 million to correct an error in accruals from prior years. The remaining $300 million was designated for expenditure in subsequent years.

     The revenue estimate of the State's Budgetary General Fund for fiscal year 2005-2006 as enacted by the General Assembly was $5,965.9 million. Through March 31, 2006, year-to-date total general fund revenue collections exceeded prior year collections for the same period by $269.8 million or 6.7%.

     South Carolina's economy was predominantly dependent on agriculture until well into the 20th century; thereafter, manufacturing became the leading contributor to the gross state product. Since the 1950s, the State's economy has undergone a gradual transition to other activities.

     Real Gross State Product. In 2004, the leading contributors to South Carolina's real gross state product were the manufacturing (20.5%), retail and wholesale trade (15.4%), real estate services (10.8%), and healthcare services (5.3%) industries. Government services is also a significant contributor. Fastest growing contributors to real gross state product were the information services (6.7% compound five-year growth), finance and insurance (5.1%) and utilities (4.4%) industries. The largest contributor to real gross state product, the manufacturing industry, has grown at 2.2% on the same basis, with durable goods growing at 4.9% and nondurable goods declining at 0.4%. Tourism is also an important and growing industry for the State. South Carolina's gross state product grew at a five-year compound rate of 2.6% from 2000 to 2004, and 4.1% from 2003 to 2004, compared to 2.4% and 4.3% for the same periods nationally, and 2.9% and 4.8% for the same periods in the southeastern states.

     Employment. South Carolina's unemployment rate for 2005 was 6.8%, unchanged from 2004. Nationally, the unemployment rate was 5.1% in 2005. In February, 2006, South Carolina's unemployment rate was 6.9% while the national unemployment rate was 5.2%. Over the past four years, South Carolina's unemployment rates have trended higher than the unemployment rates of other southeastern states and the nation. Largest contributors to the State's unemployment rate are declines in manufacturing jobs (declining at an annualized rate of 4.9% from 2000 to 2005), and strong growth in the labor force. While South Carolina's economy is generating jobs, not enough jobs were created to address the expanding labor force. Strongest job growth through the period 2000-2005 occurred in the educational and healthcare (3.5%) and other services (4.7%) industries. The State's nonagricultural job count advanced 1.5% to 1.86 million in 2005, adding 27,400 jobs. Strongest growth occurred in the service sector. Largest gains were in professional and business services (up 8,600 jobs/4.4%), trade, transportation and utilities (up 4,500 jobs/1.3%), educational and health services (up 4,100 jobs/2.3%), and financial activities (up 4,000 jobs/4.3%). Manufacturing continued to decline (by 2.2%), particularly in non-durable goods (down 5.7%), mitigated by a modest increase in durable goods of 1.2%. The only other sector experiencing declines was natural resources and mining (down 300 jobs/2.7%). In March, 2006, the U.S. Bureau of Labor Statistics released revised employment data for the state covering the last two calendar years. The data were revised sharply upward. Initial releases indicated job growth for 2005 of 0.4 percent. The revised data indicate growth of 1.5 percent, with the pace accelerating toward the end of the calendar year. The revised growth in employment is more consistent with other measures of economic growth in the State.

     Per Capita Income. In 2005, the State's per capita income increased to $28,352 or 4.29%, compared to an increase of 4.19% for the southeast and 4.65% for the nation. The State's per capita income was 82.0% of the national per capita income (compared to 82.3% in 2004), and 91.4% of the southeast average per capita income (unchanged from 2004).

     Population. The State's population estimate at July 1, 2005 was 4.2 million. The State's rate of growth is presently the 13th fastest in the United States.

     Economic Development. For the calendar year 2005, the South Carolina Department of Commerce reported $2.6 billion in new capital investments that are expected to create about 12,370 new jobs. The projected average wage for Commerce-assisted job creation was $39,283, up 13% from 2004, and 139% of the State's per capita income. About 3,700 jobs were created in the State's rural areas. Manufacturing was the leading sector for investment (81%) and job creation (83%).

     Anonymous Taxpayers vs. South Carolina Department of Revenue. This action for impairment of contract and an unconstitutional taking of property was brought by a retired State employee to contest the validity of Act No. 189 of the Acts and Joint Resolutions of the South Carolina General Assembly of 1989. The petitioner in Anonymous Taxpayers asserts that the tax exemption of State retirement income, which existed prior to the adoption of Act. No. 189 of 1989, was contractual in nature or a vested property right and not subject to repeal by statute. The trial court dismissed the original action. The State Supreme Court heard an appeal of the dismissal in January 2001. On March 12, 2001, the State Supreme Court entered its decision and remanded the case with instructions to dismiss the complaint without prejudice finding that the petitioner had failed to follow the proper administrative remedy.

     In light of the State Supreme Court's dismissal, the petitioner elected to pursue an administrative remedy before the South Carolina Department of Revenue. The petitioner's refund claim was denied by the Department of Revenue, and his appeal was denied by the Administrative Law Court. Thereafter, petitioner sought rehearing which was denied. The petitioner has filed a petition for judicial review in the Circuit Court seeking judicial review of the decisions of the Administrative Law Court. The Circuit Court heard the appeal on February 6, 2006, but has not yet issued its opinion. The State is pursuing its defense in Anonymous Taxpayers vigorously and believes that the decision of the Administrative Law Court will be upheld.

     The State's estimated potential exposure in the event of an adverse decision in Anonymous Taxpayers is $750 million in refunds of previously paid taxes, and $60-$70 million annually in lost tax revenue going forward.

     Abbeville County School District, et. al. v. State of South Carolina. This action was originally brought seeking declaratory and injunctive relief on behalf of certain school districts, taxpayers, and individuals alleging that the State's method of funding primary and secondary public education violated several provisions of State and federal law. The lower court dismissed the complaint on all counts. The State Supreme Court affirmed the lower court's dismissal of all but one of the counts, but reversed the lower court's dismissal of a claim arising under the education clause of the State Constitution. Specifically, the State Supreme Court held that the State Constitution requires the State to provide the opportunity for each child within the State to receive a minimally adequate education. Finding that the complaint stated a claim under this provision, the State Supreme Court remanded the case for further proceedings. Following the remand, the plaintiffs requested leave to amend their complaint in the action to add a claim for damages for past actions or omissions of the State. The Court accepted the amended complaint. The suit also contains requests for declaratory and injunctive relief that could result in the State's providing additional monies for public education and, possibly, for other purposes. On December 29, 2005, the Court issued an order concluding (a) that the instructional facilities in the school districts are safe and adequate to provide the opportunity for a minimally adequate education; (b) that the State's curriculum standards at the minimum encompass the knowledge and skills necessary to satisfy the definition for a minimally adequate education; (c) that the State's system of teacher licensure is sufficient to ensure at least minimally competent teachers to provide instruction consistent with the curriculum standards; (d) that inputs into the educational system, except for the funding of early childhood intervention programs, are sufficient to satisfy the constitutional requirement; (e) that the constitutional requirement of adequate funding is not met by the State as a result of its failure to adequately fund early childhood intervention programs; and (f) that the students in the school districts are denied the opportunity to receive a minimally adequate education because of the lack of effective and adequately funded early childhood intervention programs designed to address the impact of poverty on their educational abilities and achievements. Motions for reconsideration were filed by both parties in January, 2006, with briefs filed by the parties on April 4, 2006. The court has yet to make a decision on the reconsideration request. There is no official legislative response at this time, and there is no official estimate of the fiscal impact of any remedial action that will be necessitated by the findings of the Court.

     Layman, et al., v. State of South Carolina. Four State employees, on their own behalf and alleging that they are representatives of a class, filed a complaint in the Richland County Court of Common Pleas asserting among other things that by requiring that employees who return to work after retirement (including employees participating in the Teacher and Employee Retention Incentive (TERI) Program) resume making contributions into the retirement system, the provisions of Act No. 153 of the Acts and Joint Resolutions of the General Assembly of the State for the year 2005 (Act 153) constitute a breach of contract, an unconstitutional impairment of the plaintiffs' contract rights, an unconstitutional taking of the plaintiffs' property, and that such contributions are precluded by promissory estoppel. The complaint seeks damages, refunds, and a preliminary and permanent injunction enjoining the State from applying the Act to the plaintiffs.

     On August 11, 2005, the State Supreme Court assumed jurisdiction of this case. On August 26, 2005, the State Supreme Court certified a class of South Carolina TERI participants who retired before July 1, 2005 and other working retirees who returned to work after retirement, but before July 1, 2005. On December 1, 2005, the State Supreme Court heard oral arguments in the case. On May 4, 2006, the State Supreme Court issued its order holding that the TERI statute created a contract for retirees who entered the TERI program prior to July 1, 2005, and that contract was breached by requiring retirement contributions. The State Supreme Court ordered the South Carolina Retirement System (SCRS) to refund all contributions received by these retirees while they were participating in the TERI program, plus interest.

     The State Supreme Court remanded the issue of breach of contract related to the working retirees who retired and returned to work (not under the TERI program) prior to July 1, 2005.

     The State and SCRS filed a Petition for Rehearing on May 19, 2006. On June 1, 2006, the State Supreme Court denied the State and SCRS's petition in most respects; however, the Court did agree to decertify the class. The Court further ordered SCRS to make refund contributions to TERI participants who entered the TERI program prior to July 1, 2005, by July 1, 2006 with interest of 4%. (The interest rate was changed from 6% to 4% in the State Supreme Court Order dated June 6, 2006). Post judgment interest of 11.25% would begin to accrue on July 1, 2006 for refunds not paid by that date. The Court also remanded the case for a determination of whether attorneys' fees are appropriate under S .C. Code Ann.
Section 15-77-300 and if so, the amount of those attorneys' fees.

     SCRS is currently processing refund checks and estimates that payments will be approximately $36,500,000, plus interest.

     Arnold et al. v. the South Carolina Police Officers Retirement System, the South Carolina Retirement System and the State of South Carolina. Civil Action Number 2005-CP-22-756. The case is a putative class action case filed on August 9, 2005, alleging that provisions in Act 153 requiring working retirees in the Police Officers Retirement System ("PORS") and the South Carolina Retirement System ("SCRS") to make employee contributions are unconstitutional and illegal. Specifically, the plaintiffs allege that the provisions of Act 153 requiring working retirees to make contributions impairs contractual rights, constitutes an unlawful act of taking property, and violates due process. Plaintiffs seek a declaration that provisions in Act 153 affecting members who retired prior to July 1, 2005, are unconstitutional, an injunction enjoining the defendants from collecting employee contributions from plaintiffs, and a refund of all contributions paid by working retirees under Act 153, including attorney's fees. If the plaintiffs were to prevail, the defendants estimate the potential loss from the South Carolina Police Officers System to be $2.15 million. The South Carolina Police Officers System, the South Carolina Retirement System, and the State of South Carolina believe their defense is meritorious and they are vigorously defending the case.

     Other litigation. Certain other legal actions to which the State is a party are discussed in the Notes to the State's audited financial statements available at www.cg.state.us. Those discussions accurately portray the status and potential impact of such actions, based upon information currently available to the State.

     In November, 2000, the State's electorate approved an amendment to the State Constitution to permit the implementation of a lottery. The amendment was adopted by the South Carolina General Assembly during its 2001 legislative session, and the lottery became operational in January, 2002. As adopted, revised Article XVII, Section 7 of the State Constitution permits lotteries and requires lottery revenues to be applied first to pay operating expenses and prizes, with the remainder credited to a separate

Education Lottery Account in the State Treasury. All account proceeds, including earnings from the investments thereof, must be allocated by the General Assembly for educational purposes and educational programs.

     A total of $285 million net of operating expenses was transferred to the Education Lottery Account through June 30, 2005. Monies in the Education Lottery Account must be used to supplement and not supplant existing funds for education including pre-school, elementary, high school, technical and higher learning programs, scholarships, tuition assistance, libraries, endowed chairs at various institutions of higher learning, and acquisition of school buses.

     The Adviser believes that the information summarized above describes some of the more significant matters relating to the South Carolina Intermediate Municipal Bond Fund and South Carolina Municipal Bond Fund. The sources of the information are the official statements of issuers located in South Carolina, other publicly available documents, or oral statements from various State agencies. The Adviser has not independently verified any of the information contained in the official statements, other publicly available documents, or oral statements from various State agencies.

     TEXAS

     Constitutional Issues

     The Texas Constitution generally prohibits the creation of debt by or on behalf of the State, with only limited exceptions or except as specifically authorized. In addition, the Constitution prohibits the Legislature from lending the credit of the State to any person, including municipalities, or pledging the credit of the State in any manner for the payment of the liabilities of any individual, association of individuals, corporation or municipality. The limitations of the Constitution do not prohibit the issuance of revenue bonds, since the Texas courts (like the courts of most states) have held that certain obligations do not create a "debt" within the meaning of the Constitution. The State and various State agencies have issued revenue bonds payable from the revenues produced by various facilities or from lease payments appropriated by the Legislature. Furthermore, obligations that are payable from funds expected to be available during the current budget period do not constitute "debt" within the meaning of the constitutional prohibition. From time to time, Texas voters by constitutional amendment have authorized the issuance of general obligation indebtedness for which the full faith, credit and taxing power of the State are pledged. In some cases, the authorized indebtedness may not be issued without the approval of the Legislature, but in other cases, the constitutional amendments are self-operating and the debt may be issued without specific legislative action.

     Article III, Section 49-j of the Texas Constitution prohibits the Legislature from authorizing additional state debt payable from general revenues, including authorized but unissued bonds and lease purchase contracts in excess of $250,000 or for a term of greater than five years, if the resulting annual debt service exceeds five percent of an amount equal to the average amount of general revenue for the three immediately preceding years, excluding revenues constitutionally dedicated for purposes other than payment of debt service. Self-supporting general obligation bonds, although backed by the full faith and credit of the State, are reasonably expected to be paid from other revenue sources and are therefore not expected to create a general revenue draw. At the end of the State's fiscal year 2005, the State's debt service ratio for outstanding debt was 1.51 percent, and with the inclusion of authorized but unissued debt, was 2.21percent as of the same date.

     State Debt

     The State historically has had low levels of bonded indebtedness. Bonds have been issued to finance loan programs that generally are self-supportive. Regarding capital projects, the majority, such as prisons, buildings and other capital projects, are financed through the general revenues of the State. Since 1986, this type of indebtedness has increased and the various types of projects financed through this mechanism have expanded.

     Debt obligations supported by general revenues (as compared to obligations that are self-supporting) versus project revenues has significantly increased in recent years. The following table sets forth information concerning the principal amount of general obligation bonds and revenue bonds payable from the State's general revenue fund for selected years and the amount of debt service paid from the general revenue fund on such bonds. This table does not include debt service information on outstanding general obligation or revenue bonds paid from sources other than State general revenue.

General Obligation Bonds and Revenue Bonds Payable from General Revenue

Fiscal Year Ending August 31

                                                                 2001        2002        2003        2004        2005
                                                              ---------   ---------   ---------   ---------   ---------
Principal Amount Outstanding (Millions)(1)                    $6,395.16   $6,544.41   $6,421.13   $6,486.64   $7,629.49
Principal Amount Per Capita (1)                               $  306.70   $  310.16   $  294.82   $  287.64   $  332.34
Principal Amount as a Percentage of Personal Income(1)             1.06%       1.05%       1.06%       0.98%       1.15%
Annual Debt Service Paid from General Revenue (Millions)(2)   $  378.59   $  376.11   $  375.45   $  331.84   $  390.25
Debt Service Paid from General Revenue as a Percentage of
Available General Revenue Fund Revenues(2)                         1.41%       1.43%       1.44%       1.17%       1.30%
Annual Debt Service Paid from General Revenue Per Capita(2)   $   18.16   $   17.82   $   17.24   $   14.71   $   17.00
Debt Service Paid from General Revenue as a Percentage of
Personal Income (2)                                                0.06%       0.06%       0.06%       0.05%       0.06%

(1) Includes general obligation bonds, which although legally secured by the State's taxing authority, are expected to be repaid with sources outside of the State's general revenue fund.

(2) Includes only that debt service that was paid out of the State's general revenue fund.

Source: Texas Comptroller of Public Accounts and Texas Bond Review Board, Office of the Executive Director.

     Recent Developments

     In June 1999, Moody's Investors Service raised the rating on the State of Texas general obligations to Aa1 from Aa2. This upgrade affects self-supporting and non-self-supporting general obligation debt issued by various State agencies. Additionally, the rating on lease revenue debt was upgraded to Aa2 from A1, affecting approximately $808 million in lease revenue obligations.

     In August 1999, Standard and Poor's Rating Services revised its outlook on Texas to stable from positive and affirmed its AA rating on the State's outstanding general obligation debt. Their rating on Texas' general obligation debt reflects, "a steadily growing and diversifying economy, solid long-term economic prospects, good trends of revenue growth supporting a balanced budget and a low tax-supported debt burden. The rating outlook is returned to stable from positive due to the expectation that, while revenues will continue to grow with the economy, financial reserves will be kept at modest levels."

     The State has been cited by the rating agencies as having: a modest level of financial reserves, a lack of capital planning, and questions regarding the future of internet taxation. Currently, the major credit rating agencies Moody's, Standard and Poor's, and Fitch IBCA, rate Texas general obligation debt Aa1/AA/AA+, respectively.

     General Economic Information

     The State has long been identified with the oil and gas industry, but the Texas economy has diversified in recent years, particularly with the growth of the service producing industries and high technology manufacturing. Oil and gas related industries currently account for about 9.2 percent of the State's economy, while high technology industries exceeded this amount in recent years. However, due to relatively high oil and gas prices and recent setbacks in the high technology industry, high technology now comprises approximately 8 percent of the Texas gross state product. Service-producing sectors (which include trade, transportation and utilities; information; financial activities, educational/health/professional/leisure and hospitality/business services; and government) have been the major sources of job growth in Texas in recent years. Service producing jobs now account for more than 83 percent of total nonfarm employment. Texas' location and transportation accessibility have made it a distribution center for the southwestern United States as well as a growing international market for export trade. According to the Foreign Trade Division of the U.S. Census Bureau, Texas exports in 2005 totaled more than $128.8 billion, up from $117.2 billion in 2004. Texas ranks first among all states in foreign export trade. With the growth of productivity and exports, manufacturing job growth is expected to remain a significant part of Texas' long-term economic future. The State Comptroller of Public Accounts has predicted that the overall Texas economy will slightly outpace national economic growth in the long term.

     The vast size of the State, together with cultural, climatic and geological differences within its borders, has produced great variations in the economics of the various parts of the State. The State generally can be divided into six geo-economic regions. The east region is a largely non-metropolitan region, in which the economy is dependent on agricultural activities and the production and processing of coal, petroleum and wood. The Dallas-Ft. Worth metroplex region is mostly metropolitan, with diversified manufacturing, financial and commercial sectors. The Panhandle, Permian Basin and Concho Valley regions are relatively sparsely populated areas of the State, with an economy drawing heavily from petroleum production and agriculture. The border region stretching from El Paso to Brownsville is characterized by its economic ties to Mexico, tourism and agriculture. The Gulf Coast region is the most populous region in the State and has an economy centered on energy and health services, petro-chemical industries and commercial activities resulting from seaport trade, manufacturing and agriculture. The economy of the central corridor is grounded in the public and private service sector, high-technology manufacturing, communications and recreation/tourism. Because the economic base is different from region to region, economic developments, such as the strength of the U.S. economy, international politics and export markets, or changes in oil prices or defense spending, can be expected to affect the economy of each region differently.

     For the first time in five years, all of the State's major industries are now experiencing year-to-year job growth. In step with national patterns, manufacturing and information, in particular, had suffered through four years of jobs losses. From March 2005 to March 2006, however, the number of jobs in Texas' information industry grew by 0.2 percent, while manufacturing added jobs at a 0.8 percent rate. Manufacturing employment in Texas and the nation has been affected by a five-year weakness in domestic and international markets, a reduction in high technology investments, outsourcing of jobs to other nations, and rapid productivity gains per worker, but a turnaround is taking shape in several durable goods sectors. Overall, with the strength of energy and construction, and renewed growth in manufacturing, goods jobs have been growing at a faster pace than service-providing jobs for over a year. From March 2005 to March 2006, goods-producing employment in Texas has increased by a total of 49,500 jobs.

     Service-providing industries expanded by 229,900 jobs from March 2005 to March 2006, representing a growth of 2.9 percent. Even with some of the nation's highest unemployment rates along the international border, the State's unemployment rate has narrowed its gap with the U.S. rate, partly due to marked improvements in those traditionally high border rates, in addition to recent improvements in the energy industry. Texas has some of the nation's lowest unemployment rates in Midland, Amarillo, and Lubbock, each with rates between 3 and 4 percent. Unemployment rates vary widely among Texas' 26 metropolitan areas, ranging from a low of 3.45 percent in Midland to a high of 6.9 percent in Beaumont/Port Arthur, the only Texas metropolitan area with major damage from 2005's Hurricane Rita. Statewide, after dropping to a thirty-year low of 3.8 percent in December 2000, Texas' unemployment rate peaked at 6.9 percent in April 2003, before settling to 5.0 percent during the first quarter of 2006.

     It is believed that the mix of job growth in Texas provides a strong base for sustainable growth because the new jobs are largely in industries with better-than-average prospects for long-term growth, such as knowledge-based manufacturing and services.

     General Revenue Fund

     The State's general revenue fund provides an indication of the State's financial condition. In the fiscal year 2005, the general revenue fund accounted for most of the State's net revenue. As of the 2005 fiscal year end, total revenues increased 5.1% to $83.23 billion while net expenditures declined by 3.7% to $80.45 billion. Driven by Medicaid spending and other health and human services programs requiring federal matching revenues, federal receipts were the State's primary source of income in fiscal year 2005. Sales tax, accounting for 55 percent of total tax revenue, was second. Licenses, fees, permits, fines and penalties are the third largest source of revenue to the State, with motor fuel taxes and motor vehicle sales/rentals taxes following as fourth largest and fifth largest, respectively. The remainder of the State's revenues is derived primarily from severance taxes, franchise taxes, lottery proceeds, interest and investment income, insurance premium tax, and other taxes. The State has no personal or corporate income tax, although the State does impose a corporate franchise tax based on the amount of a corporation's "net taxable capital" and "net taxable earned surplus," which includes corporate net income and officers' and directors' compensation. For each of the fiscal years ended August 31, 2001, 2002, 2003, 2004 and 2005, the general revenue fund contained a cash surplus of approximately $$4.963 billion, $2.688 billion, $0.409 billion, $2.015 billion and $4.801 billion, respectively.

     Litigation

     The State is a party to various legal proceedings relating to its operations, such as cases related to school finance and its provision of mental health services. These cases are unrelated to bonds offered by the State or its instrumentalities, although an adverse judgment in these cases could have a material adverse effect on the long-term financial condition of the State. In addition, the State's Comptroller of Public Accounts is a party to various proceedings related to State tax law but unrelated to bonds offered by the State or its instrumentalities. Taken individually, the Comptroller believes that none of the cases if finally decided adversely to the State would have a materially adverse effect on the long-term financial condition of the State; however, if numerous adverse decisions were to be applied to all similarly situated taxpayers, then there could be a possible adverse effect on the financial condition of the State.

     VIRGINIA

     Debt may be issued by or on behalf of the Commonwealth of Virginia in accordance with the provisions of Article X, Section 9 of the Virginia Constitution. Virginia counties, cities and towns may issue debt pursuant to the provisions of Article VII, Section 10 of the Virginia Constitution and the Public Finance Act of 1991 (Virginia Code Sections 15.2-2600 through 15.2-2663). In addition, certain types of debt, including private activity bonds may be issued by various special purpose authorities, including industrial development authorities created pursuant to the Industrial Development and Revenue Bond Act (Virginia Code Sections 15.2-4900 through 15.2-4920).

     Sections 9(a), (b) and (c) of Article X of the Virginia Constitution provide for the issuance of debt to which the Commonwealth's full faith and credit is pledged. Section 9(d) provides for the issuance of debt not secured by the full faith and credit of the Commonwealth, but which may be supported by and paid from Commonwealth tax collections. The Commonwealth and its localities may also enter into leases and contracts that are not "debt" for constitutional purposes, but are classified as long-term indebtedness on the issuer's financial statements.

     General obligation debt of the Commonwealth is authorized for various purposes, including to meet emergencies, to redeem previous debt obligations, and to pay the costs of certain capital projects. The Virginia Constitution imposes certain restrictions on the amount of general obligation debt that may be issued by the Commonwealth and, in some cases, such debt is subject to approval in a state-wide election.

     The restrictions applicable to general obligation debt of the Commonwealth, including limitations on the outstanding amount that may be issued by the Commonwealth, do not apply to obligations issued by the Commonwealth or any of its institutions, agencies or authorities if the full faith and credit of the Commonwealth is not pledged to the payment of such obligations. Various types of revenue bonds have been issued under Section 9(d) of Article X for which the Commonwealth's full faith and credit is not pledged. These bonds may be paid in whole or in part from revenues received as appropriations by the General Assembly from general tax revenues or solely from revenues derived from revenue-producing undertakings. The Commonwealth has also incurred numerous obligations with respect to the leasing or installment purchase of buildings, equipment and personal property. These agreements are for various terms and typically contain a nonappropriation clause so that the continuation of any such lease or installment purchase agreement is subject to funding by the General Assembly.

     The Virginia Intermediate Bond Fund also invests in debt obligations issued by local governments. As of June 30, 2005, local government in the Commonwealth was comprised of approximately 95 counties, 39 incorporated cities, and 190 incorporated towns. The Commonwealth is unique in that cities and counties are independent and their land areas do not overlap. Cities and counties each levy and collect their own taxes and provide their own services. Towns, which are units of local government and which continue to be part of the counties in which they are located, levy and collect taxes for town purposes but their residents are also subject to county taxes. Generally, the largest expenditure by local governments in the Commonwealth is for public education. Each county and city in the Commonwealth, with few exceptions, constitutes a separate school district. Counties, cities and towns typically also provide such services as water and sewer services, police and fire protection, and recreational facilities.

     Local governments are authorized to issue general obligation debt and debt secured by revenues of a revenue-producing undertaking under Article VII,
Section 10 of the Virginia Constitution. Generally, debt issued by a county pledging the full faith and credit of the county is subject to voter approval but is not limited as to outstanding amount. Debt pledging the full faith and credit of a town or city is generally subject to a limit on the outstanding amount of such debt equal to 10% of the assessed valuation of the real estate subject to taxation in the city or town. Revenue bonds payable from revenues derived from a revenue-producing undertaking and certain lease or installment sale obligations that are subject to appropriation each year by the governing body of the locality are not subject to such limit and are not subject to voter approval in counties.

     The primary sources of money available to localities to pay debt service on general obligation bonds are real and personal property taxes, sales tax and business license taxes. Virginia Code Section 15.2-2659, known as the "state aid intercept provision" provides a mechanism for applying appropriations to be made from the Commonwealth to any locality to any overdue debt service on general obligation bonds issued by such locality.

     Numerous obligations are also issued by industrial development authorities, redevelopment and housing authorities, water and sewer authorities and other issuers created and empowered to issue bonds by Virginia statute. These issuers typically issue bonds payable from the revenues derived from a particular undertaking and not secured by a pledge of the faith and credit of the Commonwealth or any county, city or town. Typically these issuers do not have taxing power.

     The General Fund of the Commonwealth derives its revenues primarily from five major taxes imposed by the Commonwealth: individual and fiduciary income; corporation income; state sales and use; deeds, contracts, wills and suits; and premiums of insurance companies. Historically, balances in the General Fund have decreased in some years, such as fiscal years 1995, 2001, 2002 and 2003 and have increased at varying rates in other years, such as fiscal years 1996, 1997, 1998, 1999, 2000 2004, and 2005. The General Fund balance rose by $755.7 million in fiscal year 2005, an increase of 68 percent from fiscal year 2004. Overall tax revenues increased by 18 percent from fiscal year 2004 to fiscal year 2005.and Individual and Fiduciary Income tax revenues increased by 16.1 percent. Additional tax revenue growth occurred in the form of a 15 percent increase in state sales and use taxes, a 44.9 percent increase in corporate income taxes and a 6.3 percent increase in insurance premium taxes. An increase also occurred in public service corporation taxes, which grew by 1.7 percent. Overall revenue increased by 14.9 percent and non-tax revenues decreased by 6.8 percent. Overall expenditures rose by 13.5 percent in fiscal year 2005, compared to 0.4 percent increase in fiscal year 2004. For fiscal year 2005, individual and family service expenditures grew by $468 million, or 17.0 percent, while education expenditures grew by $552 million, or 10 percent. In addition, general government expenditures decreased by $46.2 million or 2.9 percent compared to fiscal year 2004.

     Of the June 30, 2005, $1,865.3 million General Fund balance, $664.2 million was reserved for the Revenue Stabilization Fund. This fund is segregated from the General Fund and can only be used for Constitutionally authorized purposes. Virginia law directs that the fund be included as a component of the General Fund only for financial reporting purposes. Based on the certification of the Auditor of Public Accounts of actual tax revenues for fiscal year 2005, a deposit of $402.2 million will be made for fiscal year 2005. The reserved amount in the General Fund exceeds the required contribution for 2005, and under current projections, the Revenue Stabilization Fund will reach its constitutional limit by fiscal year 2006. No amounts were withdrawn from the Revenue Stabilization Fund in fiscal year 2005.

     The Commonwealth's 2005 population of 7,567,465 was 2.55 percent of the United States' total. Among the 50 states, it ranked twelfth in population. With 39,594 square miles of land area, its 2005 population density was 191.1 persons per square mile, compared with 82.5 persons per square mile for the United States. According to the U.S. Department of Commerce, Bureau of Economic Analysis, in 2005, the Commonwealth had per capita income of $38,390, the highest of the Southeast region and greater than the national average of $34,586. According to the U.S. Department of Labor, Bureau of Labor Statistics, Virginia had an unemployment rate of 3.5% in 2005 compared to 5.1% nationally. Assessed value of locally taxed property exceeded $715 billion in 2004 according to the Virginia Department of Taxation.

     The Commonwealth joined leading United States tobacco product manufacturers, 45 other states, the District of Columbia and five territories in the National Tobacco Settlement (or the Settlement), which became final in November 1999. The Settlement provides, among other things, that tobacco companies pay a total of $206 billion to the participating states by the year 2025; significantly curb their advertising; and disband industry trade groups. The Commonwealth's share of the total amount paid to states through 2025 would be approximately $4.1 billion. The exact dollar amount is contingent upon certain adjustments as set forth in the Settlement. Under the Settlement, the tobacco companies will make three types of payments. Under the Settlement, the tobacco companies make "annual payments" into perpetuity that will be adjusted annually based on inflation and volume adjustments as determined by future sales of cigarettes. Approximately $8.6 billion of the Settlement will be deposited into a strategic contribution fund and allocated based on the states' contribution toward resolving the Settlement. The "strategic contribution payments" will be made in equal installments over a 10-year period beginning in 2008.

     Of the total Settlement, $1.5 billion is dedicated to finance a national public education fund for tobacco control and $250 million is set aside for a foundation dedicated to reducing teen smoking. To ensure the industry complies with the agreement, the Settlement would be enforceable through consent decrees, which could be entered in each state court. In addition, the tobacco industry will pay $50 million to be used to assist states in enforcing and implementing the agreement and to investigate potential violations of state tobacco laws. States will also be reimbursed for costs, expenses, and attorney fees incurred as a result of the Settlement.

     The allocation and expenditures of the annual amounts received by the Commonwealth from the Settlement are subject to appropriation and disposition by the General Assembly. During the 1999 General Assembly Session, legislation was adopted to create the Tobacco Indemnification and Community Revitalization Commission (the "TICR Commission") and Tobacco Indemnification and Community Revitalization Fund (the "TICR Fund"). Under the legislation, fifty percent of the annual amount received by the Commonwealth from the Settlement will be deposited into the Fund. The TICR Commission is to determine the appropriate recipients of moneys in the TICR Fund and distribute moneys in the TICR Fund to
(i) provide payments to tobacco farmers as compensation for the elimination or decline in tobacco quota and (ii) promote economic growth and development in tobacco dependent communities. The legislation also created the Virginia Tobacco Settlement Foundation (the "VTS Foundation") and the Virginia Tobacco Settlement Fund (the "VTS Fund"). Ten percent of the annual amount received by the Commonwealth from the Settlement will be deposited into the VTS Fund. The VTS Foundation is to determine the appropriate recipients of moneys in the VTS Fund and distribute moneys in the VTS Fund to assist in financing efforts to restrict the use of tobacco products by minors. The remaining 40% unallocated Settlement payments were deposited to the General Fund in fiscal years 2000 through 2005.

     The next biennial budget, $72 billion for fiscal years 2007 and 2008, was recently approved by the Virginia legislature. The main components of the new budget legislation repealed Virginia's estate tax and provide for increases in state spending. Due to higher than anticipated tax revenues produced by an improved economy, the budget agreement for 2007-08 included additional spending for most of the core government services.

     In addition to the 2007-2008 budget, the Assembly also agreed to commit almost all of its $544.6 million revenue surplus: (1) $402.2 million to the Revenue Stabilization Fund to meet the constitutionally required deposit and provide for a supplemental deposit in fiscal year 2005 to further strengthen the Fund in the event of a future downturn in state revenues; (2) $54.4 million to the Water Quality Improvement Fund; (3) $26.2 million in sales tax revenues to the Transportation Trust Fund; (4) $25 million to assist localities affected by the federal Base Realignment and Closure process; and (5) $8.9 million to fully fund the Standards of Quality for public education in fiscal year 2006.

     As fiscal year 2006 begins, Moody's, Standard & Poor's and Fitch continue to hold Virginia with a AAA bond rating for long-term general obligation bonds.

     The sources of the information described above include the statutes and constitutional provisions referenced, to which reference is made for more detailed information, and official statements of the Commonwealth and other publicly available documents. Columbia Funds have not independently verified any of the information contained in these official statements or documents.

             APPENDIX D--CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Fund/Share Class and Shareholder Name and Address                    Share Balance    Percent of Class
-------------------------------------------------                  ----------------   ----------------
COLUMBIA ASSET ALLOCATION FUND II - Class C Shares                           69,395         61.14

STATE STREET BANK & TRUST CO TTEE
FBO COASTGEAR & COMPANY
ATTN: KEVIN SMITH
105 ROSEMONT RD
WESTWOOD MA 02090-2318

COLUMBIA ASSET ALLOCATION FUND II - Class C Shares                           10,892          9.60

UBS FINANCIAL SERVICES INC. FBO
BARBARA PHILLIPS
8610 NE 17TH ST
BELLEVUE WA 98004-3241

COLUMBIA ASSET ALLOCATION FUND II - Class C Shares                            8,862          7.81

MERRILL LYNCH, PIERCE, FENNER
& SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTENTION SERVICE TEAM
4800 DEER LAKE DRIVE EAST 3RD FLOO
JACKSONVILLE FL 32246-6484

COLUMBIA ASSET ALLOCATION FUND II - Class Z Shares                          909,044         88.46

BANK OF AMERICA NA
ATTN JOAN WRAY/FUNDS ACCOUNTING
411 N AKARD ST # TX1-945-06
DALLAS TX 75201-3307

COLUMBIA ASSET ALLOCATION FUND II - Class Z Shares                          111,137         10.82

DIVERSIFIED INVESTMENT ADVISORS
ATTN: BHEESHAM PERSAUD
MAIL DROP 2-52
4 MANHATTANVILLE ROAD
PURCHASE NY 10577-2139

COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND - Class A              234,405         28.79
Shares

MERRILL LYNCH, PIERCE, FENNER
& SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTENTION SERVICE TEAM
4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484

COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND - Class A              117,601         14.44
Shares

NFS LLC FEBO
WILEY FAMILYTRUST
GEORGE R WILEY
635 OCAMPO DR
PACIFIC PLSDS CA 90272-4442

Fund/Share Class and Shareholder Name and Address                    Share Balance    Percent of Class
-------------------------------------------------                  ----------------   ----------------
COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND - Class A              105,956         13.01
Shares

NFS LLC FEBO
JOHN A & ADELLA KEIPP TTEE
JOHN A KEIPP & ADELLA KEIPP
MARITAL TR U/A
7510 4TH PL
DOWNEY CA 90241-3226

COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND - Class A               53,265          6.54
Shares

NFS LLC FEBO
SCHERRY LAMARCHE TTEE
LAMARCHE FAMILYTRUST
33 MARBELLA
MONARCH BEACH CA 92629-4118

COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND - Class B               56,406         40.60
Shares

MERRILL LYNCH, PIERCE, FENNER
& SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTENTION SERVICE TEAM
4800 DEER LAKE DRIVE EAST 3RD FLOO
JACKSONVILLE FL 32246-6484

COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND - Class B               11,263          8.11
Shares

NFS LLC FEBO
OSCAR & ZENAIDA VILLENA FAMILY L
OSCAR E VILLENA
10849 E CLEARWATER WAY
CLOVIS CA 93619-4653

COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND - Class B               11,237          8.09
Shares

CITIGROUP GLOBAL MARKETS, INC.
HOUSE ACCOUNT
ATTN: PETER BOOTH 7TH FLOOR
333 W 34TH ST
NEW YORK NY 10001-2402

COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND - Class B               10,487          7.55
Shares

NFS LLC FEBO
OF THE WILKINSON TR
HARMON S WILKINSON
11228 KEITH DR
WHITTIER CA 90606-1640

COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND - Class B                9,852          7.09
Shares

NFS LLC FEBO
THE GARY R WEITKAMP FAMILY TRUST

Fund/Share Class and Shareholder Name and Address                    Share Balance    Percent of Class
-------------------------------------------------                  ----------------   ----------------
GARY R WEITKAMP
17117 GUNTHER ST
GRANADA HILLS CA 91344-2538

COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND - Class B                9,639          6.94
Shares

NFS LLC FEBO
H R ZAMORA TTEE
H R ZAMORA LIVING TRUST
42 ROCK LN
BERKELEY CA 94708-1310

COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND - Class C               28,725         20.45
Shares

NFS LLC FEBO
JOAN L ALFLEN TTEE
THE JOAN L ALFLEN TR
504 KNOB HILL AVE
REDONDO BEACH CA 90277-4252

COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND - Class C               18,019         12.83
Shares

NFS LLC FEBO
FREDRICK ROY WAUGH TTEE
WAUGH FAMILY TRUST
PO BOX 7997
RIVERSIDE CA 92513-7997

COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND - Class C               17,339         12.35
Shares

NFS LLC FEBO
THE 2004 SICHI FAMILY REVOCABLE
YOLANDA T SICHI
2555 TODD CT
ARCATA CA 95521-5147

COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND - Class C               14,229         10.13

NFS LLC FEBO
MARY LOU KELLY TTEE
OF THE MARY LOU KELLY 1998
LIVING TR,
1880 COUNTY LN
EUREKA CA 95501-2605

COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND - Class C               10,590          7.54

NFS LLC FEBO
THE JORDAN FAMILY TRUST
JAMES S JORDAN
4300 CANDLEBERRY AVE
SEAL BEACH CA 90740-2827

Fund/Share Class and Shareholder Name and Address                    Share Balance    Percent of Class
-------------------------------------------------                  ----------------   ----------------
COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND - Class C                9,998          7.12

NFS LLC FEBO
ANDREW A KRUEGER TTEE
THE KRUEGER REV LIVING TR
3736 TOWNE PARK CIR
POMONA CA 91767-1255


COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND - Class C                9,823          6.99

NFS LLC FEBO
LATULIPPE LIVING TRUST
MARCEL LATULIPPE
2190 E MCMANUS DR
PALM SPRINGS CA 92262-6529

COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND - Class Z           12,652,129         98.83

BANK OF AMERICA NA
ATTN JOAN WRAY/FUNDS ACCOUNTING
411 N AKARD ST FL 5
DALLAS TX 75201-3307

COLUMBIA CALIFORNIA TAX-EXEMPT RESERVES - Adviser Class                 328,253,662         93.74

NATIONAL FINANCIAL FOR THE
EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY ST
1 WORLD FINANCIAL CTR
ATTN MUTUAL FUNDS 5TH FLR
NEW YORK NY 10281-1003

COLUMBIA CALIFORNIA TAX-EXEMPT RESERVES - Capital Class                  40,435,456         10.69

BANK OF AMERICA NA
ATTN FUNDS ACCOUNTING (ACI)
TX1-945-06-07
411 NORTH AKARD ST
DALLAS TX 75201-3307

COLUMBIA CALIFORNIA TAX-EXEMPT RESERVES - Capital Class                  30,003,047          7.93

NFS LLC FEBO
JAMES W HIRSCHMANN III
LAURA A HIRSCHMANN
408 JOHN ST
MANHATTAN BCH CA 90266-6657

COLUMBIA CALIFORNIA TAX-EXEMPT RESERVES - Capital Class                  26,223,972          6.93

NFS LLC FEBO
F WILLIAM BROWN TTEE
FALCON TRUST
448 VIA MEDIA
PLS VRDS EST CA 90274-1250

COLUMBIA CALIFORNIA TAX-EXEMPT RESERVES - Capital Class                  24,091,866          6.37

Fund/Share Class and Shareholder Name and Address                    Share Balance    Percent of Class
-------------------------------------------------                  ----------------   ----------------
NFS LLC FEBO
HENRY KHACHATURIAN
RITA M KHACHATURIAN COM PROP
360 POST ST STE 401
SAN FRANCISCO CA 94108-4907

COLUMBIA CALIFORNIA TAX-EXEMPT RESERVES - Capital Class                  22,046,798          5.83

NFS LLC FEBO
OF THE CABLE FAM TR
MARTIN CABLE
2419 STAFFORD RD
THOUSAND OAKS CA 91361-5034

COLUMBIA CALIFORNIA TAX-EXEMPT RESERVES - Capital Class                  19,013,164          5.03

BANC OF AMERICA SECURITIES LLC
OMNIBUS ACCT FOR THE EXCLUSIVE BENE
FIT OF OUR CLIENTS
NC1-004-03-06
200 N COLLEGE STREET 3RD FLOOR
CHARLOTTE NC 28255-0001

COLUMBIA CALIFORNIA TAX-EXEMPT RESERVES - Daily Class                 1,265,080,733         99.98

NATIONAL FINANCIAL FOR THE
EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY ST
1 WORLD FINANCIAL CTR
ATTN MUTUAL FUNDS 5TH FLR
NEW YORK NY 10281-1003

COLUMBIA CALIFORNIA TAX-EXEMPT RESERVES - Institutional Class           543,774,403         91.13

NATIONAL FINANCIAL FOR THE
EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY ST
1 WORLD FINANCIAL CTR
ATTN MUTUAL FUNDS 5TH FLR
NEW YORK NY 10281-1003

COLUMBIA CALIFORNIA TAX-EXEMPT RESERVES - Institutional Class            50,139,659          8.40

ADP CLEARING & OUTSOURCING SERVICES
ATTN ROSA SANTIAGO MONEY MKT FDS
26 BROADWAY 13TH FLOOR MONEY FUNDS
NEW YORK NY 10004-1703

COLUMBIA CALIFORNIA TAX-EXEMPT RESERVES - Investor Class                228,324,793         98.65

NATIONAL FINANCIAL FOR THE
EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY ST
1 WORLD FINANCIAL CTR
ATTN MUTUAL FUNDS 5TH FLR
NEW YORK NY 10281-1003

COLUMBIA CALIFORNIA TAX-EXEMPT RESERVES - Liquidity Class                31,281,056        100.00

Fund/Share Class and Shareholder Name and Address                    Share Balance    Percent of Class
-------------------------------------------------                  ----------------   ----------------
BANC OF AMERICA SECURITIES LLC
OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS
NC1-004-03-06
200 N COLLEGE STREET 3RD FLOOR
CHARLOTTE NC 28255-0001

COLUMBIA CALIFORNIA TAX-EXEMPT RESERVES - Market Class                       10,174        100.00

FIM FUNDING INC
C/O COLUMBIA FUNDS GROUP
MAIL STOP MA5 100 11 05
100 FEDERAL STREET
BOSTON MA 02110-1802

COLUMBIA CALIFORNIA TAX-EXEMPT RESERVES - Trust Class                   443,592,230         94.92

BANK OF AMERICA NA
ATTN FUNDS ACCOUNTING (ACI)
TX1-945-06-07
411 NORTH AKARD ST
DALLAS TX 75201-3307

COLUMBIA CALIFORNIA TAX-EXEMPT RESERVES - Class B                             6,674         99.98

NFS LLC FEBO
STACY D SCHMIDT
4272 24TH ST
SAN FRANCISCO CA 94114-3617

COLUMBIA CASH RESERVES - Adviser Class                                8,573,000,000         56.38

BANK OF AMERICA NA SWP DISBURSEM NC
BANK OF AMERICA NA SWEEP/AUTOBORROW
101 N TRYON STREET
ONE INDEPENDENCE CENTER
NC1-001-05-29
CHARLOTTE NC 28255-0001

COLUMBIA CASH RESERVES - Adviser Class                                3,215,664,861         21.15

BANK OF AMERICA OF TEXAS NA NA CUST
GLOBAL FINANCE SWEEP CUSTOMERS
ATTN: RENEE HAKUL
1201 MAIN ST TX1-609-21-01
DALLAS TX 75202-3920

COLUMBIA CASH RESERVES - Adviser Class                                1,559,918,130         10.26

BANC OF AMERICA SECURITIES LLC
OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR
CLIENTS
NC1-004-03-06
200 N COLLEGE STREET 3RD FLOOR
CHARLOTTE NC 28255-0001

COLUMBIA CASH RESERVES - Adviser Class                                1,078,419,974          7.09

NATIONAL FINANCIAL FOR THE
EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY ST
1 WORLD FINANCIAL CTR

Fund/Share Class and Shareholder Name and Address                    Share Balance    Percent of Class
-------------------------------------------------                  ----------------   ----------------
ATTN MUTUAL FUNDS 5TH FLR
NEW YORK NY 10281-1003

COLUMBIA CASH RESERVES - Capital Class                                8,960,080,305         55.39

BANC OF AMERICA SECURITIES LLC
OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS
NC1-004-03-06
200 N COLLEGE STREET 3RD FLOOR
CHARLOTTE NC 28255-0001

COLUMBIA CASH RESERVES - Capital Class                                4,794,861,236         29.64

BANK OF AMERICA NA
ATTN FUNDS ACCOUNTING (ACI)
TX1-945-06-07
411 NORTH AKARD ST
DALLAS TX 75201-3307

COLUMBIA CASH RESERVES - Daily Class                                 16,962,446,286         99.86

NATIONAL FINANCIAL FOR THE
EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY ST
1 WORLD FINANCIAL CTR
ATTN MUTUAL FUNDS 5TH FLR
NEW YORK NY 10281-1003

COLUMBIA CASH RESERVES - Institutional Class                          2,356,803,643         40.29

ADP CLEARING & OUTSOURCING SERVICES
ATTN ROSA SANTIAGO MONEY MKT FDS
26 BROADWAY 13TH FLOOR MONEY FUNDS
NEW YORK NY 10004-1703

COLUMBIA CASH RESERVES - Institutional Class                          2,218,920,004         37.93

BANC OF AMERICA SECURITIES LLC
OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS
NC1-004-03-06
200 N COLLEGE STREET 3RD FLOOR
CHARLOTTE NC 28255-0001

COLUMBIA CASH RESERVES - Institutional Class                            914,474,582         15.63

NATIONAL FINANCIAL FOR THE
EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY ST
1 WORLD FINANCIAL CTR
ATTN MUTUAL FUNDS 5TH FLR
NEW YORK NY 10281-1003

COLUMBIA CASH RESERVES - Investor Class                                 481,371,054         33.93

BANC OF AMERICA SECURITIES LLC
OMNIBUS ACCT FOR THE EXCLUSIVE BENE
FIT OF OUR CLIENTS
NC1-004-03-06
200 N COLLEGE STREET 3RD FLOOR
CHARLOTTE NC 28255-0001

Fund/Share Class and Shareholder Name and Address                    Share Balance    Percent of Class
-------------------------------------------------                  ----------------   ----------------
COLUMBIA CASH RESERVES - Investor Class                                 356,799,042         25.15

ADP CLEARING & OUTSOURCING SERVICES
ATTN ROSA SANTIAGO MONEY MKT FDS
26 BROADWAY 13TH FLOOR MONEY FUNDS
NEW YORK NY 10004-1703

COLUMBIA CASH RESERVES - Investor Class                                 339,077,807         23.90

NATIONAL FINANCIAL FOR THE
EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY ST
1 WORLD FINANCIAL CTR
ATTN MUTUAL FUNDS 5TH FLR
NEW YORK NY 10281-1003

COLUMBIA CASH RESERVES - Investor Class                                 201,971,036         14.24

THE BANK OF NEW YORK
ATTN FRANK NOTARO
111 SANDERS CREEK PKWY
EAST SYRACUSE NY 13057-1381

COLUMBIA CASH RESERVES - Liquidity Class                              1,062,599,783         87.62

BANC OF AMERICA SECURITIES LLC
OMNIBUS ACCT FOR THE EXCLUSIVE BENE
FIT OF OUR CLIENTS
NC1-004-03-06
200 N COLLEGE STREET 3RD FLOOR
CHARLOTTE NC 28255-0001

COLUMBIA CASH RESERVES - Liquidity Class                                118,000,000          9.73

BANK OF AMERICA NA SWP DISBURSEM NC
BANK OF AMERICA NA SWEEP/AUTOBORROW
101 N TRYON STREET
ONE INDEPENDENCE CENTER
NC1-001-05-29
CHARLOTTE NC 28255-0001

COLUMBIA CASH RESERVES - Market Class                                       300,522          7.02

BANK OF AMERICA NA IRA
WILLIAM R COLLINS
57 REES DR
OXFORD CT 06478-1813

COLUMBIA CASH RESERVES - Marsico Class                                   12,151,627        100.00

UMB FUND SERVICES INC
AS AGENT FOR MARSICO FUNDS INC
803 W MICHIGAN ST SUITE A
MILWAUKEE WI 53233-2301

COLUMBIA CASH RESERVES - Trust Class                                  3,775,848,589         97.66

BANK OF AMERICA NA
ATTN FUNDS ACCOUNTING (ACI)

Fund/Share Class and Shareholder Name and Address                    Share Balance    Percent of Class
-------------------------------------------------                  ----------------   ----------------
TX1-945-06-07
411 NORTH AKARD ST
DALLAS TX 75201-3307

COLUMBIA CASH RESERVES - Class A                                        233,818,608         89.46

NATIONAL FINANCIAL FOR THE
EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY ST
1 WORLD FINANCIAL CTR
ATTN MUTUAL FUNDS 5TH FLR
NEW YORK NY 10281-1003

COLUMBIA CASH RESERVES - Class C                                          1,872,015         27.75

CITIGROUP GLOBAL MARKETS, INC.
HOUSE ACCOUNT
ATTN: PETER BOOTH 7TH FLOOR
333 W 34TH ST
NEW YORK NY 10001-2402

COLUMBIA CASH RESERVES - Class C                                            350,912          5.20

PERSHING LLC
P. O. BOX 2052
JERSEY CITY NJ 07303-2052

COLUMBIA CASH RESERVES - Class Z                                         64,159,621          8.72

COLUMBIA MGMT DISTRIBUTORS, INC
100 FEDERAL STREET
MADE10021E
BOSTON MA 02110-1802

COLUMBIA CONVERTIBLE SECURITIES FUND - Class B                              449,806          6.70

MERRILL LYNCH, PIERCE, FENNER
& SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTENTION SERVICE TEAM
4800 DEER LAKE DRIVE EAST 3RD FLOO
JACKSONVILLE FL 32246-6484

COLUMBIA CONVERTIBLE SECURITIES FUND - Class C                            1,268,412         38.50

MERRILL LYNCH, PIERCE, FENNER
& SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTENTION SERVICE TEAM
4800 DEER LAKE DRIVE EAST 3RD FLOO
JACKSONVILLE FL 32246-6484

                                                                         38,241,495         93.39
COLUMBIA CONVERTIBLE SECURITIES FUND - Class Z

BANK OF AMERICA NA
ATTN JOAN WRAY/FUNDS ACCOUNTING
411 N AKARD ST FL 5
DALLAS TX 75201-3307

COLUMBIA FLORIDA INTERMEDIATE MUNICIPAL BOND FUND -                         222,179          5.20

Fund/Share Class and Shareholder Name and Address                    Share Balance    Percent of Class
-------------------------------------------------                  ----------------   ----------------
Class A

MERRILL LYNCH, PIERCE, FENNER
& SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTENTION SERVICE TEAM
4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484

COLUMBIA FLORIDA INTERMEDIATE MUNICIPAL BOND FUND - Class B                 140,820         18.64

MERRILL LYNCH, PIERCE, FENNER
& SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTENTION SERVICE TEAM
4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484

COLUMBIA FLORIDA INTERMEDIATE MUNICIPAL BOND FUND - Class C                 416,560         66.08

MERRILL LYNCH, PIERCE, FENNER
& SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTENTION SERVICE TEAM
4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484

COLUMBIA FLORIDA INTERMEDIATE MUNICIPAL BOND FUND - Class C                  35,727          5.67

NFS LLC FEBO
RICHARD M CAMPBELL TTEE
RICHARD M CAMPBELL TRUST
PO BOX 656
BOCA GRANDE FL 33921-0656

COLUMBIA FLORIDA INTERMEDIATE MUNICIPAL BOND FUND - Class C                  34,527          5.48

PERSHING LLC
P.O. BOX 2052
JERSEY CITY NJ 07303-2052

COLUMBIA FLORIDA INTERMEDIATE MUNICIPAL BOND FUND - Class Z              17,651,274         95.88

BANK OF AMERICA NA
ATTN JOAN WRAY/FUNDS ACCOUNTING
TX1-945-08-18
411 N AKARD ST
DALLAS TX 75201-3307

COLUMBIA GEORGIA INTERMEDIATE MUNICIPAL BOND FUND - Class A                 115,213          6.82

NFS LLC FEBO
RICHARD M CORBETT
SILVIA CORBETT
5960 BROADWATER TRL
CUMMING GA 30040-9518

Fund/Share Class and Shareholder Name and Address                    Share Balance    Percent of Class
-------------------------------------------------                  ----------------   ----------------
COLUMBIA GEORGIA INTERMEDIATE MUNICIPAL BOND FUND - Class B                  15,389          6.74

NFS LLC FEBO
BETTY M MATTOX
635 COUNTRY CLUB RD
LAGRANGE GA 30240-1006

COLUMBIA GEORGIA INTERMEDIATE MUNICIPAL BOND FUND - Class C                  52,858         27.76

MERRILL LYNCH, PIERCE, FENNER
& SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTENTION SERVICE TEAM
4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484

COLUMBIA GEORGIA INTERMEDIATE MUNICIPAL BOND FUND - Class C                  18,884          9.92

UBS FINANCIAL SERVICES INC. FBO
KAY S MIXON
1512 N CHENEY DR
VIDALIA GA 30474-4322

COLUMBIA GEORGIA INTERMEDIATE MUNICIPAL BOND FUND - Class C                  10,519          5.52

NFS LLC FEBO
FAYE HUDSON ROBERTS
7675 JOHNSON RD
PALMETTO GA 30268-2449

COLUMBIA GEORGIA INTERMEDIATE MUNICIPAL BOND FUND - Class C                   9,700          5.09

NFS LLC FEBO
BERNICE R BAUMAN
8592 ROSWELL RD APT 420
ATLANTA GA 30350-1889

COLUMBIA GEORGIA INTERMEDIATE MUNICIPAL BOND FUND - Class Z               9,504,395         97.67

BANK OF AMERICA NA
ATTN JOAN WRAY/FUNDS ACCOUNTING
TX1-945-08-18
411 N AKARD ST
DALLAS TX 75201-3307

COLUMBIA GLOBAL VALUE FUND - Class A                                      3,349,344         34.50

MERRILL LYNCH, PIERCE, FENNER
& SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTENTION SERVICE TEAM
4800 DEER LAKE DRIVE EAST 3RD FLOO
JACKSONVILLE FL 32246-6484

COLUMBIA GLOBAL VALUE FUND - Class B                                        614,707         23.43

Fund/Share Class and Shareholder Name and Address                    Share Balance    Percent of Class
-------------------------------------------------                  ----------------   ----------------
MERRILL LYNCH, PIERCE, FENNER
& SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTENTION SERVICE TEAM
4800 DEER LAKE DRIVE EAST 3RD FLOO
JACKSONVILLE FL 32246-6484

COLUMBIA GLOBAL VALUE FUND - Class B                                        413,203         15.75

MORGAN STANLEY DW
ATTN: MUTUAL FUND OPERATIONS
HARBORSIDE PLAZA 3, 6TH FLOOR
JERSEY CITY NJ 07311

COLUMBIA GLOBAL VALUE FUND - Class C                                      2,611,518         33.68

MERRILL LYNCH, PIERCE, FENNER
& SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTENTION SERVICE TEAM
4800 DEER LAKE DRIVE EAST 3RD FLOO
JACKSONVILLE FL 32246-6484

COLUMBIA GLOBAL VALUE FUND - Class C                                        594,554          7.67

CITIGROUP GLOBAL MARKETS, INC.
HOUSE ACCOUNT
ATTN: PETER BOOTH 7TH FLOOR
333 W 34TH ST
NEW YORK NY 10001-2402

COLUMBIA GLOBAL VALUE FUND - Class Z                                      7,578,934         84.28

BANK OF AMERICA NA
ATTN JOAN WRAY/FUNDS ACCOUNTING
411 N AKARD ST FL 5
DALLAS TX 75201-3307

COLUMBIA GLOBAL VALUE FUND - Class Z                                        491,624          5.47

CHARLES SCHWAB & CO INC
SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4151

COLUMBIA GOVERNMENT RESERVES - Adviser Class                            968,000,000         73.70

BANK OF AMERICA NA SWP DISBURSEM NC
BANK OF AMERICA NA SWEEP/AUTOBORROW
101 N TRYON STREET
ONE INDEPENDENCE CENTER
NC1-001-05-29
CHARLOTTE NC 28255-0001

COLUMBIA GOVERNMENT RESERVES - Adviser Class                            199,480,358         15.19

BANC OF AMERICA SECURITIES LLC
OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS
NC1-004-03-06

Fund/Share Class and Shareholder Name and Address                    Share Balance    Percent of Class
-------------------------------------------------                  ----------------   ----------------
200 N COLLEGE STREET 3RD FLOOR
CHARLOTTE NC 28255-0001

COLUMBIA GOVERNMENT RESERVES - Adviser Class                            110,191,180          8.39

NATIONAL FINANCIAL FOR THE
EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY ST
1 WORLD FINANCIAL CTR
ATTN MUTUAL FUNDS 5TH FLR
NEW YORK NY 10281-1003

COLUMBIA GOVERNMENT RESERVES - Capital Class                          1,165,319,725         88.16

BANC OF AMERICA SECURITIES LLC
OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS
NC1-004-03-06
200 N COLLEGE STREET 3RD FLOOR
CHARLOTTE NC 28255-0001

COLUMBIA GOVERNMENT RESERVES - Daily Class                              542,194,909         98.95

NATIONAL FINANCIAL FOR THE
EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY ST
1 WORLD FINANCIAL CTR
ATTN MUTUAL FUNDS 5TH FLR
NEW YORK NY 10281-1003

COLUMBIA GOVERNMENT RESERVES - Institutional Class                      101,895,900         59.43

BANC OF AMERICA SECURITIES LLC
OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS
NC1-004-03-06
200 N COLLEGE STREET 3RD FLOOR
CHARLOTTE NC 28255-0001

COLUMBIA GOVERNMENT RESERVES - Institutional Class                       67,590,906         39.42

NATIONAL FINANCIAL FOR THE
EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY ST
1 WORLD FINANCIAL CTR
ATTN MUTUAL FUNDS 5TH FLR
NEW YORK NY 10281-1003

COLUMBIA GOVERNMENT RESERVES - Investor Class                           252,424,076         64.84

BANC OF AMERICA SECURITIES LLC
OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS
NC1-004-03-06
200 N COLLEGE STREET 3RD FLOOR
CHARLOTTE NC 28255-0001

COLUMBIA GOVERNMENT RESERVES - Investor Class                            96,327,942         24.74

Fund/Share Class and Shareholder Name and Address                    Share Balance    Percent of Class
-------------------------------------------------                  ----------------   ----------------
NATIONAL FINANCIAL FOR THE
EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY ST
1 WORLD FINANCIAL CTR
ATTN MUTUAL FUNDS 5TH FLR
NEW YORK NY 10281-1003

COLUMBIA GOVERNMENT RESERVES - Investor Class                            36,990,931          9.50

THE BANK OF NEW YORK
ATTN FRANK NOTARO
111 SANDERS CREEK PKWY
EAST SYRACUSE NY 13057-1381

COLUMBIA GOVERNMENT RESERVES - Liquidity Class                          560,317,695         82.36

BANC OF AMERICA SECURITIES LLC
OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS
NC1-004-03-06
200 N COLLEGE STREET 3RD FLOOR
CHARLOTTE NC 28255-0001

COLUMBIA GOVERNMENT RESERVES - Liquidity Class                          120,000,000         17.64

BANK OF AMERICA NA SWP DISBURSEM NC
BANK OF AMERICA NA SWEEP/AUTOBORROW
101 N TRYON STREET
ONE INDEPENDENCE CENTER
NC1-001-05-29
CHARLOTTE NC 28255-0001

COLUMBIA GOVERNMENT RESERVES - Market Class                                  15,191         57.23

NFS LLC FEBO
NFS/FMTC ROLLOVER IRA
FBO RALPH V DODD
174 AZALEA AVE
GARDEN CITY GA 31408-1332

COLUMBIA GOVERNMENT RESERVES - Market Class                                  10,274         38.70

FIM FUNDING INC
C/O COLUMBIA FUNDS GROUP
MAIL STOP MA5 100 11 05
100 FEDERAL STREET
BOSTON MA 02110-1802

COLUMBIA GOVERNMENT RESERVES - Trust Class                              349,224,675         99.90

BANK OF AMERICA NA
ATTN FUNDS ACCOUNTING (ACI)
TX1-945-06-07
411 NORTH AKARD ST
DALLAS TX 75201-3307

COLUMBIA GOVERNMENT RESERVES - Class A                                    3,058,229         17.79

BANC OF AMERICA SECURITIES LLC

Fund/Share Class and Shareholder Name and Address                    Share Balance    Percent of Class
-------------------------------------------------                  ----------------   ----------------
OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS
NC1-004-03-06
200 N COLLEGE STREET 3RD FLOOR
CHARLOTTE NC 28255-0001

COLUMBIA GOVERNMENT RESERVES - Class A                                    3,017,495         17.55

NFS LLC FEBO
DONALD N TEST JR
6123 MEADOWCREST DR
DALLAS TX 75230-2907

COLUMBIA GOVERNMENT RESERVES - Class A                                    2,438,612         14.19

NFS LLC FEBO
KATHERINE A BINDER
WILLIAM P BINDER
90 CASCADE KY
BELLEVUE WA 98006-1030

COLUMBIA GOVERNMENT RESERVES - Class A                                    2,296,964         13.36

NFS LLC FEBO
SOHEIL KHAYYAM
27 HARBOUR RD
KINGS POINT NY 11024-1203

COLUMBIA GOVERNMENT RESERVES - Class A                                    1,219,632          7.09

PERSHING LLC
PO BOX 2052
JERSEY CITY NJ 07303-2052

COLUMBIA GOVERNMENT RESERVES - Class A                                    1,128,839          6.57

NFS LLC FEBO
CARLOS EXPOSITO
40 NW 124TH AVE
MIAMI FL 33182-1234

COLUMBIA GOVERNMENT RESERVES - Class B                                      132,288         43.73

NFS LLC FEBO
RICHARD WENTWORTH
MARGERY WENTWORTH
579 NE PLANTATION ROAD
OCEAN HOUSE 308 N
STUART FL 34996-1765

COLUMBIA GOVERNMENT RESERVES-B                                               28,808          9.52

NFS LLC FEBO
NFS/FMTC IRA
FBO MARIA REFUGIO LEMOS
1332 E COUNTRY CLUB BLVD
BIG BEAR CITY CA 92314-9712

COLUMBIA GOVERNMENT RESERVES-B                                               22,549          7.45

Fund/Share Class and Shareholder Name and Address                    Share Balance    Percent of Class
-------------------------------------------------                  ----------------   ----------------
NFS LLC FEBO
NFS/FMTC IRA
FBO TERENCE P MCCARTHY
3 KINGSTON CT
STUART FL 34996-6332

COLUMBIA GOVERNMENT RESERVES-B                                               21,384          7.07

NFS LLC FEBO
PETER G ROODE
FMT CO TTEE PSRP MP
1710 SW 98TH ST
GAINESVILLE FL 32607-3205

COLUMBIA GOVERNMENT RESERVES-B                                               15,127          5.00

NFS LLC FEBO
WILLIAM H DECHAU
CAROLYN M DECHAU
1004 SE 26TH TER
CAPE CORAL FL 33904-2918

COLUMBIA GOVT PLUS RES - ADVISER                                          8,396,758        100.00

BANK OF AMERICA SECURITIES LLC BAC
MONEY FUND OPERATION GROUP
200 NORTH COLLEGE ST
3RD FLOOR MAILCODE NC10040306
CHARLOTTE NC 28255-0001

COLUMBIA GOVT PLUS RES - CAPITAL                                        256,317,299         80.82

BANK OF AMERICA NA
TX1-945-06-07
411 N AKARD ST 6TH FLOOR
DALLAS TX 75201-3307

COLUMBIA GOVT PLUS RES - CAPITAL                                         60,821,707         19.18

BANK OF AMERICA SECURITIES LLC BAC
MONEY FUND OPERATION GROUP
200 NORTH COLLEGE ST
3RD FLOOR MAILCODE NC10040306
CHARLOTTE NC 28255-0001

COLUMBIA GOVT PLUS RES - G TRUST                                        177,658,245         91.91

BANK OF AMERICA NA
TX1-945-06-07
411 N AKARD ST 6TH FLOOR
DALLAS TX 75201-3307

COLUMBIA GOVT PLUS RES - RETAIL A                                           816,915          7.33

CLIFFORD LAWTON
KATHY A LAWTON
14 HICKORY HILL WAY
WEST GRANBY CT 06090-1503

COLUMBIA GOVT PLUS RES - RETAIL A                                           587,265          5.27

Fund/Share Class and Shareholder Name and Address                    Share Balance    Percent of Class
-------------------------------------------------                  ----------------   ----------------
NATIONAL FINANCIAL SERVICES LLC
FOR EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUND DEPT 5TH FLOOR
ONE WORLD FINANCIAL CENTER
200 LIBERTY ST FL 5
NEW YORK NY 10281-5503

COLUMBIA GOVT PLUS RESERVES INSTIT                                       18,953,412        100.00

BANC OF AMERICA SECURITIES LLC
OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS
NC1-004-03-06
200 N COLLEGE STREET 3RD FLOOR
CHARLOTTE NC 28255-0001

COLUMBIA GOVT PLUS RESERVES LIQUIDITY                                        10,266        100.00

FIM FUNDING INC
C/O COLUMBIA FUNDS GROUP
MAIL STOP MA5 100 11 05
100 FEDERAL STREET
BOSTON MA 02110-1802

COLUMBIA GOVT RES - G TRUST                                        245,585,090.5300         98.09

BANK OF AMERICA NA
TX1-945-06-07
411 N AKARD ST 6TH FLOOR
DALLAS TX 75201-3307

COLUMBIA HIGH INCOME FUND-A                                               1,988,724         17.15

CHARLES SCHWAB & CO INC
SPECIAL CUSTODY ACCOUNT
FOR BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4151

COLUMBIA HIGH INCOME FUND-A                                                 696,572          6.01

MERRILL LYNCH, PIERCE, FENNER
& SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTENTION SERVICE TEAM
4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484

COLUMBIA HIGH INCOME FUND-C                                                 716,159         16.53

MERRILL LYNCH, PIERCE, FENNER
& SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTENTION SERVICE TEAM
4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484

COLUMBIA HIGH INCOME FUND-C                                                 327,271          7.56

Fund/Share Class and Shareholder Name and Address                    Share Balance    Percent of Class
-------------------------------------------------                  ----------------   ----------------
MORGAN STANLEY DW
ATTN: MUTUAL FUND OPERATIONS
HARBORSIDE PLAZA 3, 6TH FLOOR
JERSEY CITY NJ 07311

COLUMBIA HIGH INCOME FUND-Z                                              58,113,237         80.05

BANK OF AMERICA NA
ATTN JOAN WRAY/FUNDS ACCOUNTING
411 N AKARD ST # TX1-945-06-07
DALLAS TX 75201-3307

COLUMBIA HIGH INCOME FUND-Z                                               5,103,224          7.03

STATE STREET BANK & TRUST COMPANY
AAF LIFEGOAL BALANCED GROWTH
ATTN JIM BOTSOLIS
TWO AVENUE DE LAFAYETTE, LCC/4S
BOSTON MA 02111-1724

COLUMBIA INTERMEDIATE CORE BOND FD-B                                         56,844          6.08

MERRILL LYNCH, PIERCE, FENNER
& SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTENTION SERVICE TEAM
4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484

COLUMBIA INTERMEDIATE CORE BOND FD-C                                        141,955         49.75

MERRILL LYNCH, PIERCE, FENNER
& SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTENTION SERVICE TEAM
4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484

COLUMBIA INTERMEDIATE CORE BOND FD-C                                         16,693          5.85

NATIONAL PHILANTHROPIC TRUST
165 TOWNSHIP LINE RD STE 150
JENKINTOWN PA 19046-3594

COLUMBIA INTERMEDIATE CORE BOND FD-Z                                     77,415,022         97.50

BANK OF AMERICA NA
ATTN JOAN WRAY/FUNDS ACCOUNTING
TX1-945-08-18
411 N AKARD ST
DALLAS TX 75201-3307

COLUMBIA INTERMEDIATE MUNI BOND FD-A                                        438,534          7.60

MERRILL LYNCH PIERCE FENNER & SMITH
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTN FUND ADMINISTRATION #97AX8
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

Fund/Share Class and Shareholder Name and Address                    Share Balance    Percent of Class
-------------------------------------------------                  ----------------   ----------------
COLUMBIA INTERMEDIATE MUNI BOND FD-A                                        300,574          5.21

WILBRANCH & CO
ATTN MUTUAL FUNDS PROCESSING
PO BOX 2887
WILSON NC 27894-2887

COLUMBIA INTERNATIONAL VALUE FUND-A                                       6,402,775         15.17

MERRILL LYNCH, PIERCE, FENNER
& SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTENTION SERVICE TEAM
4800 DEER LAKE DRIVE EAST 3RD FLOO
JACKSONVILLE FL 32246-6484

COLUMBIA INTERNATIONAL VALUE FUND-A                                       5,267,982         12.49

PRUDENTIAL RETIREMENT INS & ANN CO
FBO VARIOUS RETIREMENT PLANS
280 TRUMBULL ST
HARTFORD CT 06103-3509

COLUMBIA INTERNATIONAL VALUE FUND-A                                       4,109,789          9.74

CHARLES SCHWAB & CO INC
SPECIAL CUSTODY ACCOUNT
FOR BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4151

COLUMBIA INTERNATIONAL VALUE FUND-A                                       3,850,315          9.13

THE NORTHERN TRUST CO AS TTEE FBO
PO BOX 92994
CHICAGO IL 60675-2994

COLUMBIA INTERNATIONAL VALUE FUND-A                                       3,042,847          7.21

THE NORTHERN TRUST CO AS TTEE FBO
HARRIS CORP MASTER TRUST PLAN-DV
PO BOX 92994
CHICAGO IL 60675-2994

COLUMBIA INTERNATIONAL VALUE FUND-B                                         671,612         14.17

MERRILL LYNCH, PIERCE, FENNER
& SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTENTION SERVICE TEAM
4800 DEER LAKE DRIVE EAST 3RD FLOO
JACKSONVILLE FL 32246-6484

COLUMBIA INTERNATIONAL VALUE FUND-C                                       2,176,398         30.84

MERRILL LYNCH, PIERCE, FENNER
& SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS

Fund/Share Class and Shareholder Name and Address                    Share Balance    Percent of Class
-------------------------------------------------                  ----------------   ----------------
ATTENTION SERVICE TEAM
4800 DEER LAKE DRIVE EAST 3RD FLOO
JACKSONVILLE FL 32246-6484

COLUMBIA INTERNATIONAL VALUE FUND-C                                         830,258         11.77

CITIGROUP GLOBAL MARKETS, INC.
HOUSE ACCOUNT
ATTN: PETER BOOTH 7TH FLOOR
333 W 34TH ST
NEW YORK NY 10001-2402

COLUMBIA INTERNATIONAL VALUE FUND-Z                                      66,776,867         64.14

BANK OF AMERICA NA
ATTN JOAN WRAY/FUNDS ACCOUNTING
411 N AKARD ST FL 5
DALLAS TX 75201-3307

COLUMBIA INTERNATIONAL VALUE FUND-Z                                      15,352,608         14.75

CHARLES SCHWAB & CO INC
SPECIAL CUSTODY ACCOUNT
FOR BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4151

COLUMBIA LARGECAP CORE FUND-C                                               854,384         80.80

STATE STREET BANK & TRUST CO TTEE
FBO COASTGEAR & COMPANY
ATTN: KEVIN SMITH
105 ROSEMONT RD
WESTWOOD MA 02090-2318

COLUMBIA LARGECAP CORE FUND-Z                                            74,361,007         73.73

BANK OF AMERICA NA
ATTN JOAN WRAY/FUNDS ACCOUNTING
411 N AKARD ST FL 5
DALLAS TX 75201-3307

COLUMBIA LARGECAP CORE FUND-Z                                             8,078,345          8.01

STATE STREET BANK & TRUST COMPANY
AAF LIFEGOAL GROWTH PORTFOLIO
ATTN JIM BOTSOLIS
TWO AVENUE DE LAFAYETTE, LCC/4S
BOSTON MA 02111-1724

COLUMBIA LARGECAP CORE FUND-Z                                             6,356,339          6.30

STATE STREET BANK & TRUST COMPANY
AAF LIFEGOAL BALANCED GROWTH
ATTN JIM BOTSOLIS
TWO AVENUE DE LAFAYETTE, LCC/4S
BOSTON MA 02111-1724

COLUMBIA LARGECAP ENHANCED CORE FD-A                                        193,434         14.54

Fund/Share Class and Shareholder Name and Address                    Share Balance    Percent of Class
-------------------------------------------------                  ----------------   ----------------
MERRILL LYNCH, PIERCE, FENNER
& SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTENTION SERVICE TEAM
4800 DEER LAKE DRIVE EAST 3RD FLOO
JACKSONVILLE FL 32246-6484

COLUMBIA LARGECAP ENHANCED CORE FD-R                                            749        100.00

FIM FUNDING INC
C/O COLUMBIA FUNDS GROUP
MAIL STOP MA5 100 11 05
100 FEDERAL STREET
BOSTON MA 02110-1802

COLUMBIA LARGECAP ENHANCED CORE FD-Z                                     32,540,351         91.87

BANK OF AMERICA NA
ATTN JOAN WRAY/FUNDS ACCOUNTING
411 N AKARD ST FL 5
DALLAS TX 75201-3307

COLUMBIA LARGECAP ENHANCED CORE FD-Z                                      1,828,532          5.16

COLUMBIA THERMOSTAT FUND
227 W MONROE ST STE 3000
CHICAGO IL 60606-5018

COLUMBIA LARGECAP INDEX FUND-A                                              147,332          5.22

DIVERSIFIED INVESTMENT ADVISORS
ATTN: BHEESHAM PERSAUD
MAIL DROP 2-52
4 MANHATTANVILLE ROAD
PURCHASE NY 10577-2139

COLUMBIA LARGECAP INDEX FUND-B                                               32,321          7.16

CITIGROUP GLOBAL MARKETS, INC.
HOUSE ACCOUNT
ATTN: PETER BOOTH 7TH FLOOR
333 W 34TH ST
NEW YORK NY 10001-2402

COLUMBIA LARGECAP INDEX FUND-Z                                           33,190,885         35.90

BANK OF AMERICA NA
ATTN JOAN WRAY/FUNDS ACCOUNTING
TX1-945-08-18
411 N AKARD ST
DALLAS TX 75201-3307

COLUMBIA LARGECAP INDEX FUND-Z                                           30,395,943         32.88

BANK OF AMERICA NA TTEE
BANK OF AMERICA 401K PLAN
ATTN NORMA AJA / TX4-213-06-14
P O BOX 2518
HOUSTON TX 77252-2518

Fund/Share Class and Shareholder Name and Address                    Share Balance    Percent of Class
-------------------------------------------------                  ----------------   ----------------
COLUMBIA LARGECAP INDEX FUND-Z                                            6,227,196          6.74

BANK OF AMERICA TTEE
401 (K) FOR LEGACY FLEET TRUST
700 LOUISIANA ST # TX4-213-07-14
HOUSTON TX 77002-2700

COLUMBIA LARGECAP VALUE FUND B                                            2,874,286          6.26

CITIGROUP GLOBAL MARKETS, INC.
HOUSE ACCOUNT
ATTN: PETER BOOTH 7TH FLOOR
333 W 34TH ST
NEW YORK NY 10001-2402

COLUMBIA LARGECAP VALUE FUND C                                              628,514          9.11

MERRILL LYNCH, PIERCE, FENNER
& SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTENTION SERVICE TEAM
4800 DEER LAKE DRIVE EAST 3RD FLOO
JACKSONVILLE FL 32246-6484

COLUMBIA LARGECAP VALUE FUND Z                                           75,683,703         52.99

BANK OF AMERICA NA
ATTN JOAN WRAY/FUNDS ACCOUNTING
TX1-945-08-18
411 N AKARD ST
DALLAS TX 75201-3307

COLUMBIA LARGECAP VALUE FUND Z                                           14,887,328         10.42

BANK OF AMERICA TTEE
401 (K) FOR LEGACY FLEET TRUST
700 LOUISIANA ST # TX4-213-07-14
HOUSTON TX 77002-2700

COLUMBIA LARGECAP VALUE FUND Z                                           14,254,792          9.98

BANK OF AMERICA NA TTEE
BANK OF AMERICA 401K PLAN
ATTN NORMA AJA / TX4-213-06-14
P O BOX 2518
HOUSTON TX 77252-2518

COLUMBIA LARGECAP VALUE FUND Z                                            7,724,419          5.41

STATE STREET BANK & TRUST COMPANY
AAF LIFEGOAL GROWTH PORTFOLIO
ATTN JIM BOTSOLIS
TWO AVENUE DE LAFAYETTE, LCC/4S
BOSTON MA 02111-1724

COLUMBIA LARGECAP VALUE FUND-R                                                  727        100.00

FIM FUNDING INC
C/O COLUMBIA FUNDS GROUP
MAIL STOP MA5 100 11 05

Fund/Share Class and Shareholder Name and Address                    Share Balance    Percent of Class
-------------------------------------------------                  ----------------   ----------------
100 FEDERAL STREET
BOSTON MA 02110-1802

COLUMBIA LIFEGOAL BALANCED GROWTH FD-C                                    2,313,349         26.20

MERRILL LYNCH, PIERCE, FENNER
& SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTENTION SERVICE TEAM
4800 DEER LAKE DRIVE EAST 3RD FLOO
JACKSONVILLE FL 32246-6484

COLUMBIA LIFEGOAL BALANCED GROWTH FD-R                                          876        100.00

FIM FUNDING INC
C/O COLUMBIA FUNDS GROUP
MAIL STOP MA5 100 11 05
100 FEDERAL STREET
BOSTON MA 02110-1802

COLUMBIA LIFEGOAL BALANCED GROWTH FD-Z                                   19,883,160         91.09

BANK OF AMERICA NA TTEE
BANK OF AMERICA 401K PLAN
ATTN NORMA AJA / TX4-213-06-14
P O BOX 2518
HOUSTON TX 77252-2518

COLUMBIA LIFEGOAL GROWTH FUND-C                                           1,292,599         22.92

MERRILL LYNCH, PIERCE, FENNER
& SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTENTION SERVICE TEAM
4800 DEER LAKE DRIVE EAST 3RD FLOO
JACKSONVILLE FL 32246-6484

COLUMBIA LIFEGOAL GROWTH FUND-C                                             322,778          5.72

CITIGROUP GLOBAL MARKETS, INC.
HOUSE ACCOUNT
ATTN: PETER BOOTH 7TH FLOOR
333 W 34TH ST
NEW YORK NY 10001-2402

COLUMBIA LIFEGOAL GROWTH FUND-R                                                 761        100.00

FIM FUNDING INC
C/O COLUMBIA FUNDS GROUP
MAIL STOP MA5 100 11 05
100 FEDERAL STREET
BOSTON MA 02110-1802

COLUMBIA LIFEGOAL GROWTH FUND-Z                                          12,436,650         87.23

BANK OF AMERICA NA TTEE
BANK OF AMERICA 401K PLAN
ATTN NORMA AJA / TX4-213-06-14
P O BOX 2518
HOUSTON TX 77252-2518

Fund/Share Class and Shareholder Name and Address                    Share Balance    Percent of Class
-------------------------------------------------                  ----------------   ----------------
COLUMBIA LIFEGOAL INC & GROWTH FD-A                                         364,771          7.89

NFS LLC FEBO
ASSET CORP OF THE SOUTH LLC
BANK OF AMERICA COLLATERAL NA
4521 SHARON RD, SUITE 420
CHARLOTTE NC 28211-3627

COLUMBIA LIFEGOAL INC & GROWTH FD-C                                         327,520         15.93

MERRILL LYNCH, PIERCE, FENNER
& SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTENTION SERVICE TEAM
4800 DEER LAKE DRIVE EAST 3RD FLOO
JACKSONVILLE FL 32246-6484

COLUMBIA LIFEGOAL INC & GROWTH FD-C                                         178,005          8.66

STATE STREET BANK & TRUST CO TTEE
FBO COASTGEAR & COMPANY
ATTN: KEVIN SMITH
105 ROSEMONT RD
WESTWOOD MA 02090-2318

COLUMBIA LIFEGOAL INC & GROWTH FD-R                                             956        100.00

FIM FUNDING INC
C/O COLUMBIA FUNDS GROUP
MAIL STOP MA5 100 11 05
100 FEDERAL STREET
BOSTON MA 02110-1802

COLUMBIA LIFEGOAL INC & GROWTH FD-Z                                       4,484,593         71.06

BANK OF AMERICA NA TTEE
BANK OF AMERICA 401K PLAN
ATTN NORMA AJA / TX4-213-06-14
P O BOX 2518
HOUSTON TX 77252-2518

COLUMBIA LIFEGOAL INC & GROWTH FD-Z                                       1,543,329         24.45

DIVERSIFIED INVESTMENT ADVISORS
ATTN: BHEESHAM PERSAUD
MAIL DROP 2-52
4 MANHATTANVILLE ROAD
PURCHASE NY 10577-2139

COLUMBIA LIFEGOAL INCOME FUND-A                                             119,102          8.24

NFS LLC FEBO
MICHAEL A HENOS
1018 CHERBURY LN
ALPHARETTA GA 30022-7146

COLUMBIA LIFEGOAL INCOME FUND-A                                              78,461          5.43

NFS LLC FEBO

Fund/Share Class and Shareholder Name and Address                    Share Balance    Percent of Class
-------------------------------------------------                  ----------------   ----------------
W STANLEY MARTIN EX
E/O MAUREEN MARTIN
3959 ROMAN CT
TUCKER GA 30084-7418

COLUMBIA LIFEGOAL INCOME FUND-C                                              36,935          6.36

NFS LLC FEBO
NICHOLAS S YOUNG GDN
IMOGENE S YOUNG
116 HOMELAND AVE
BALTIMORE MD 21212-3434

COLUMBIA LIFEGOAL INCOME FUND-Z                                              22,088         80.97

BANK OF AMERICA NA
ATTN JOAN WRAY/FUNDS ACCOUNTING
411 N AKARD ST FL 5
DALLAS TX 75201-3307

COLUMBIA LIFEGOAL INCOME FUND-Z                                               1,655          6.07

INVESTORS BANK & TRUST FBO
VARIOUS RETIREMENT PLANS
4 MANHATTANVILLE RD
PURCHASE NY 10577-2139

COLUMBIA MARSICO 21ST CENTURY FUND-A                                     23,472,508         32.29

CHARLES SCHWAB & CO INC
SPECIAL CUSTODY ACCOUNT
FOR BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4151

COLUMBIA MARSICO 21ST CENTURY FUND-A                                      6,790,350          9.34

MERRILL LYNCH, PIERCE, FENNER
& SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTENTION SERVICE TEAM
4800 DEER LAKE DRIVE EAST 3RD FLOO
JACKSONVILLE FL 32246-6484

COLUMBIA MARSICO 21ST CENTURY FUND-B                                        829,654          9.72

MERRILL LYNCH, PIERCE, FENNER
& SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTENTION SERVICE TEAM
4800 DEER LAKE DRIVE EAST 3RD FLOO
JACKSONVILLE FL 32246-6484

COLUMBIA MARSICO 21ST CENTURY FUND-B                                        571,064          6.69

CITIGROUP GLOBAL MARKETS, INC.
HOUSE ACCOUNT
ATTN: PETER BOOTH 7TH FLOOR
333 W 34TH ST
NEW YORK NY 10001-2402

Fund/Share Class and Shareholder Name and Address                    Share Balance    Percent of Class
-------------------------------------------------                  ----------------   ----------------
COLUMBIA MARSICO 21ST CENTURY FUND-C                                      4,804,166         26.68

MERRILL LYNCH, PIERCE, FENNER
& SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTENTION SERVICE TEAM
4800 DEER LAKE DRIVE EAST 3RD FLOO
JACKSONVILLE FL 32246-6484

COLUMBIA MARSICO 21ST CENTURY FUND-C                                      2,444,042         13.57

CITIGROUP GLOBAL MARKETS, INC.
HOUSE ACCOUNT
ATTN: PETER BOOTH 7TH FLOOR
333 W 34TH ST
NEW YORK NY 10001-2402

COLUMBIA MARSICO 21ST CENTURY FUND-R                                            799        100.00

FIM FUNDING INC
C/O COLUMBIA FUNDS GROUP
MAIL STOP MA5 100 11 05
100 FEDERAL STREET
BOSTON MA 02110-1802

COLUMBIA MARSICO 21ST CENTURY FUND-Z                                     17,382,494         66.90

BANK OF AMERICA NA
ATTN JOAN WRAY/FUNDS ACCOUNTING
411 N AKARD ST FL 5
DALLAS TX 75201-3307

COLUMBIA MARSICO 21ST CENTURY FUND-Z                                      3,437,847         13.23

CHARLES SCHWAB & CO INC
SPECIAL CUSTODY ACCOUNT
FOR BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4151

COLUMBIA MARSICO 21ST CENTURY FUND-Z                                      1,330,893          5.12

COLUMBIA MANAGEMENT ADVISORS INC
FBO COLUMBIA MASTERS HERITAGE
PORTFOLIO
ATTN JIM MARIN MA5-516-03-08
245 SUMMER ST FL 3
BOSTON MA 02210-1133

COLUMBIA MARSICO FOCUSED EQUITIES FD-A                                   30,632,865         29.94

MERRILL LYNCH, PIERCE, FENNER
& SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTENTION SERVICE TEAM
4800 DEER LAKE DRIVE EAST 3RD FLOO
JACKSONVILLE FL 32246-6484

Fund/Share Class and Shareholder Name and Address                    Share Balance    Percent of Class
-------------------------------------------------                  ----------------   ----------------
COLUMBIA MARSICO FOCUSED EQUITIES FD-B                                    4,345,684         18.34

MERRILL LYNCH, PIERCE, FENNER
& SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTENTION SERVICE TEAM
4800 DEER LAKE DRIVE EAST 3RD FLOO
JACKSONVILLE FL 32246-6484

COLUMBIA MARSICO FOCUSED EQUITIES FD-C                                   16,442,076         59.20

MERRILL LYNCH, PIERCE, FENNER
& SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTENTION SERVICE TEAM
4800 DEER LAKE DRIVE EAST 3RD FLOO
JACKSONVILLE FL 32246-6484

COLUMBIA MARSICO FOCUSED EQUITIES FD-C                                    1,745,399          6.28

CITIGROUP GLOBAL MARKETS, INC.
HOUSE ACCOUNT
ATTN: PETER BOOTH 7TH FLOOR
333 W 34TH ST
NEW YORK NY 10001-2402

COLUMBIA MARSICO FOCUSED EQUITIES FD-Z                                   19,963,642         40.09
BANK OF AMERICA NA
ATTN JOAN WRAY/FUNDS ACCOUNTING
411 N AKARD ST FL 5
DALLAS TX 75201-3307

COLUMBIA MARSICO FOCUSED EQUITIES FD-Z                                    9,088,789         18.25

BANK OF AMERICA NA TTEE
BANK OF AMERICA 401K PLAN
ATTN NORMA AJA / TX4-213-06-14
P O BOX 2518
HOUSTON TX 77252-2518

COLUMBIA MARSICO FOCUSED EQUITIES FD-Z                                    5,306,242         10.66

STATE STREET BANK & TRUST COMPANY
AAF LIFEGOAL GROWTH PORTFOLIO
ATTN JIM BOTSOLIS
TWO AVENUE DE LAFAYETTE, LCC/4S
BOSTON MA 02111-1724

COLUMBIA MARSICO FOCUSED EQUITIES FD-Z                                    4,169,082          8.37

STATE STREET BANK & TRUST COMPANY
AAF LIFEGOAL BALANCED GROWTH
ATTN JIM BOTSOLIS
TWO AVENUE DE LAFAYETTE, LCC/4S
BOSTON MA 02111-1724

COLUMBIA MARSICO FOCUSED EQUITIES FD-Z                                    3,083,456          6.19

CHARLES SCHWAB & CO INC

Fund/Share Class and Shareholder Name and Address                    Share Balance    Percent of Class
-------------------------------------------------                  ----------------   ----------------
SPECIAL CUSTODY ACCOUNT
FOR BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4151

COLUMBIA MARSICO GROWTH FUND-A                                           27,464,483         24.85

MERRILL LYNCH, PIERCE, FENNER
& SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTENTION SERVICE TEAM
4800 DEER LAKE DRIVE EAST 3RD FLOO
JACKSONVILLE FL 32246-6484

COLUMBIA MARSICO GROWTH FUND-A                                           17,017,802         15.40

CHARLES SCHWAB & CO INC
SPECIAL CUSTODY ACCOUNT
FOR BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4151

COLUMBIA MARSICO GROWTH FUND-B                                            2,582,371         25.41

MERRILL LYNCH, PIERCE, FENNER
& SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTENTION SERVICE TEAM
4800 DEER LAKE DRIVE EAST 3RD FLOO
JACKSONVILLE FL 32246-6484

COLUMBIA MARSICO GROWTH FUND-B                                              555,613          5.47

CITIGROUP GLOBAL MARKETS, INC.
HOUSE ACCOUNT
ATTN: PETER BOOTH 7TH FLOOR
333 W 34TH ST
NEW YORK NY 10001-2402

COLUMBIA MARSICO GROWTH FUND-C                                           27,633,257         70.15

MERRILL LYNCH, PIERCE, FENNER
& SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTENTION SERVICE TEAM
4800 DEER LAKE DRIVE EAST 3RD FLOO
JACKSONVILLE FL 32246-6484

COLUMBIA MARSICO GROWTH FUND-C                                            3,186,094          8.09

CITIGROUP GLOBAL MARKETS, INC.
HOUSE ACCOUNT
ATTN: PETER BOOTH 7TH FLOOR
333 W 34TH ST
NEW YORK NY 10001-2402

COLUMBIA MARSICO GROWTH FUND-R                                                9,257         94.70

Fund/Share Class and Shareholder Name and Address                    Share Balance    Percent of Class
-------------------------------------------------                  ----------------   ----------------
MG TRUST CO CUST FBO
R J CARROLL CO
700 17TH ST STE 300
DENVER CO 80202-3531

COLUMBIA MARSICO GROWTH FUND-R                                                  518          5.30

FIM FUNDING INC
C/O COLUMBIA FUNDS GROUP
MAIL STOP MA5 100 11 05
100 FEDERAL STREET
BOSTON MA 02110-1802

COLUMBIA MARSICO GROWTH FUND-Z                                           56,961,094         71.47

BANK OF AMERICA NA
ATTN JOAN WRAY/FUNDS ACCOUNTING
411 N AKARD ST FL 5
DALLAS TX 75201-3307

COLUMBIA MARSICO GROWTH FUND-Z                                            4,414,184          5.54

CHARLES SCHWAB & CO INC
SPECIAL CUSTODY ACCOUNT
FOR BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4151

COLUMBIA MARSICO INTL OPPS FUND-A                                         1,641,980         11.41

JOHN HANCOCK LIFE INSURANCE
COMPANY (USA)
250 BLOOR ST EAST 7TH FLOOR
TORONTO ONTARIO CANADA M4W1E5

COLUMBIA MARSICO INTL OPPS FUND-A                                         1,386,841          9.63

MERRILL LYNCH, PIERCE, FENNER
& SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTENTION SERVICE TEAM
4800 DEER LAKE DRIVE EAST 3RD FLOO
JACKSONVILLE FL 32246-6484

COLUMBIA MARSICO INTL OPPS FUND-A                                         1,383,082          9.61

CITIGROUP GLOBAL MARKETS, INC.
HOUSE ACCOUNT
ATTN: PETER BOOTH 7TH FLOOR
333 W 34TH ST
NEW YORK NY 10001-2402

COLUMBIA MARSICO INTL OPPS FUND-A                                         1,203,087          8.36

CHARLES SCHWAB & CO INC
SPECIAL CUSTODY ACCOUNT
FOR BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4151

Fund/Share Class and Shareholder Name and Address                    Share Balance    Percent of Class
-------------------------------------------------                  ----------------   ----------------
COLUMBIA MARSICO INTL OPPS FUND-B                                           304,313         12.43

MERRILL LYNCH, PIERCE, FENNER
& SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTENTION SERVICE TEAM
4800 DEER LAKE DRIVE EAST 3RD FLOO
JACKSONVILLE FL 32246-6484

COLUMBIA MARSICO INTL OPPS FUND-C                                         1,506,931         33.73

MERRILL LYNCH, PIERCE, FENNER
& SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTENTION SERVICE TEAM
4800 DEER LAKE DRIVE EAST 3RD FLOO
JACKSONVILLE FL 32246-6484

COLUMBIA MARSICO INTL OPPS FUND-C                                           567,359         12.70

CITIGROUP GLOBAL MARKETS, INC.
HOUSE ACCOUNT
ATTN: PETER BOOTH 7TH FLOOR
333 W 34TH ST
NEW YORK NY 10001-2402

COLUMBIA MARSICO INTL OPPS FUND-R                                               761        100.00

FIM FUNDING INC
C/O COLUMBIA FUNDS GROUP
MAIL STOP MA5 100 11 05
100 FEDERAL STREET
BOSTON MA 02110-1802

COLUMBIA MARSICO INTL OPPS FUND-Z                                       107,666,682         84.64

BANK OF AMERICA NA
ATTN JOAN WRAY/FUNDS ACCOUNTING
411 N AKARD ST FL 5
DALLAS TX 75201-3307

COLUMBIA MARSICO MIDCAP GROWTH FUND-C                                        37,795         21.17

MERRILL LYNCH, PIERCE, FENNER
& SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTENTION SERVICE TEAM
4800 DEER LAKE DRIVE EAST 3RD FLOO
JACKSONVILLE FL 32246-6484

COLUMBIA MARSICO MIDCAP GROWTH FUND-C                                        13,785          7.72

NFS LLC FEBO
JOHN L MANNING III P/ADM
ORGAIN READY MIX PFT SHRING PL
240 KRAFT ST
CLARKSVILLE TN 37040-4913

Fund/Share Class and Shareholder Name and Address                    Share Balance    Percent of Class
-------------------------------------------------                  ----------------   ----------------
COLUMBIA MARSICO MIDCAP GROWTH FUND-C                                        12,962          7.26

CITIGROUP GLOBAL MARKETS, INC.
HOUSE ACCOUNT
ATTN: PETER BOOTH 7TH FLOOR
333 W 34TH ST
NEW YORK NY 10001-2402

COLUMBIA MARSICO MIDCAP GROWTH FUND-Z                                    24,690,744         68.80

BANK OF AMERICA NA
ATTN JOAN WRAY/FUNDS ACCOUNTING
411 N AKARD ST FL 5
DALLAS TX 75201-3307

COLUMBIA MARSICO MIDCAP GROWTH FUND-Z                                     3,624,240         10.10

STATE STREET BANK & TRUST COMPANY
AAF LIFEGOAL BALANCED GROWTH
ATTN JIM BOTSOLIS
TWO AVENUE DE LAFAYETTE, LCC/4S
BOSTON MA 02111-1724

COLUMBIA MARSICO MIDCAP GROWTH FUND-Z                                     3,444,696          9.60

STATE STREET BANK & TRUST COMPANY
AAF LIFEGOAL GROWTH PORTFOLIO
ATTN JIM BOTSOLIS
TWO AVENUE DE LAFAYETTE, LCC/4S
BOSTON MA 02111-1724

COLUMBIA MASTERS GLOBAL EQUITY FUND-Z                                         2,935         15.11

LPL FINANCIAL SERVICES
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121-1968

COLUMBIA MASTERS GLOBAL EQUITY FUND-Z                                         2,510         12.92

BANK OF AMERICA NA IRA
TOMMY T MOORE
2772 OWENS RD
TERRY MS 39170-8733

COLUMBIA MASTERS GLOBAL EQUITY FUND-Z                                         2,234         11.50

NFS LLC FEBO
NFS/FMTC IRA
FBO JOHN H SHOSTAK
18 BUENA VISTA DR
AUGUSTA ME 04330-4002

COLUMBIA MASTERS GLOBAL EQUITY FUND-Z                                         1,993         10.26

BANK OF AMERICA NA IRA
RONALD P BERGMAN DECEASED
GLORIA J BERGMAN BENEFICIARY
3224 165TH AVE SE
BELLEVUE WA 98008-5727

COLUMBIA MASTERS GLOBAL EQUITY FUND-Z                                         1,063          5.47

Fund/Share Class and Shareholder Name and Address                    Share Balance    Percent of Class
-------------------------------------------------                  ----------------   ----------------
NFS LLC FEBO
NFS/FMTC IRA
FBO LISA M PAREDES
2102 VIA AGUILA
SAN CLEMENTE CA 92673-5654

COLUMBIA MASTERS GLOBAL EQUITY FUND-Z                                         1,028          5.29

LPL FINANCIAL SERVICES
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121-1968

COLUMBIA MASTERS GLOBAL EQUITY FUND-Z                                         1,000          5.15

FIM FUNDING
ATTN WILLIAM GAY
100 FEDERAL ST
MA 5-100-11-05
BOSTON MA 02110-1802

COLUMBIA MASTERS GLOBAL EQUITY FUND-Z                                           989          5.09

LPL FINANCIAL SERVICES
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121-1968

COLUMBIA MASTERS GLOBAL EQUITY FUND-Z                                           978          5.04

LPL FINANCIAL SERVICES
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121-1968

COLUMBIA MASTERS HERITAGE FUND-C                                             60,184          7.19

MERRILL LYNCH, PIERCE, FENNER
& SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTENTION SERVICE TEAM
4800 DEER LAKE DRIVE EAST 3RD FLOO
JACKSONVILLE FL 32246-6484

COLUMBIA MASTERS HERITAGE FUND-Z                                             30,440         16.31

BANK OF AMERICA NA IRA
JOHN G ANDERSON
121 CORTEZ RD APT 252
HOT SPRINGS AR 71909-6113

COLUMBIA MASTERS HERITAGE FUND-Z                                             23,563         12.63

BANK OF AMERICA NA IRA
MARY SAYLER
01414 SW CORBETT HILL CIR
PORTLAND OR 97219-8355

COLUMBIA MASTERS HERITAGE FUND-Z                                             22,523         12.07

BANK OF AMERICA NA IRA
EUGENE A SAYLER
01414 SW CORBETT HILL CIR
PORTLAND OR 97219-8355

Fund/Share Class and Shareholder Name and Address                    Share Balance    Percent of Class
-------------------------------------------------                  ----------------   ----------------
COLUMBIA MASTERS HERITAGE FUND-Z                                             16,464          8.82

LPL FINANCIAL SERVICES
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121-1968

COLUMBIA MASTERS INTL EQUITY FUND-A                                         226,834         13.58

MORGAN STANLEY DW
ATTN: MUTUAL FUND OPERATIONS
HARBORSIDE PLAZA 3, 6TH FLOOR
JERSEY CITY NJ 07311

COLUMBIA MASTERS INTL EQUITY FUND-A                                         178,907         10.71

MERRILL LYNCH, PIERCE, FENNER
& SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTENTION SERVICE TEAM
4800 DEER LAKE DRIVE EAST 3RD FLOO
JACKSONVILLE FL 32246-6484

COLUMBIA MASTERS INTL EQUITY FUND-A                                         115,820          6.94

CHARLES SCHWAB & CO INC
SPECIAL CUSTODY ACCOUNT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4151

COLUMBIA MASTERS INTL EQUITY FUND-B                                          46,248         14.62

MERRILL LYNCH, PIERCE, FENNER
& SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTENTION SERVICE TEAM
4800 DEER LAKE DRIVE EAST 3RD FLOO
JACKSONVILLE FL 32246-6484

COLUMBIA MASTERS INTL EQUITY FUND-C                                         376,601         41.03

MERRILL LYNCH, PIERCE, FENNER
& SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTENTION SERVICE TEAM
4800 DEER LAKE DRIVE EAST 3RD FLOO
JACKSONVILLE FL 32246-6484

COLUMBIA MASTERS INTL EQUITY FUND-C                                         101,270         11.03

MORGAN STANLEY DW
ATTN: MUTUAL FUND OPERATIONS
HARBORSIDE PLAZA 3, 6TH FLOOR
JERSEY CITY NJ 07311

COLUMBIA MASTERS INTL EQUITY FUND-R                                           1,000        100.00

Fund/Share Class and Shareholder Name and Address                    Share Balance    Percent of Class
-------------------------------------------------                  ----------------   ----------------
FIM FUNDING
ATTN WILLIAM GAY
100 FEDERAL ST
MA 5-100-11-05
BOSTON MA 02110-1802

COLUMBIA MASTERS INTL EQUITY FUND-Z                                           9,960         11.20

LPL FINANCIAL SERVICES
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121-1968

COLUMBIA MASTERS INTL EQUITY FUND-Z                                           9,172         10.31

NFS LLC FEBO
JULIE DITMAR
320 PLEASANT ST
MARSHFIELD MA 02050-6312

COLUMBIA MASTERS INTL EQUITY FUND-Z                                           7,805          8.78

NFS LLC FEBO
NFS/FMTC R/O IRA
FBO KEITH H VAN ETTEN
62 SURRY DR
COHASSET MA 02025-1024

COLUMBIA MASTERS INTL EQUITY FUND-Z                                           5,964          6.71

LPL FINANCIAL SERVICES
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121-1968

COLUMBIA MASTERS INTL EQUITY FUND-Z                                           5,248          5.90

LPL FINANCIAL SERVICES
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121-1968

COLUMBIA MASTERS INTL EQUITY FUND-Z                                           4,825          5.43

PERSHING LLC
PO BOX 2052
JERSEY CITY NJ 07303-2052

COLUMBIA MD INTERM MUNI BOND FUND-A                                         376,017         15.78

NFS LLC FEBO
ROBERT GLADSTONE
LESLIE GLADSTONE
2468 BELMONT RD NW
WASHINGTON DC 20008-1610

COLUMBIA MD INTERM MUNI BOND FUND-A                                         146,216          6.14

NFS LLC FEBO
BIRCH E BAYH
KATHERINE H BAYH
3805 BLACKTHORN ST
CHEVY CHASE MD 20815-4905

Fund/Share Class and Shareholder Name and Address                    Share Balance    Percent of Class
-------------------------------------------------                  ----------------   ----------------
COLUMBIA MD INTERM MUNI BOND FUND-B                                          59,936         10.03

MERRILL LYNCH, PIERCE, FENNER
& SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTENTION SERVICE TEAM
4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484

COLUMBIA MD INTERM MUNI BOND FUND-B                                          35,363          5.92

CITIGROUP GLOBAL MARKETS, INC.
HOUSE ACCOUNT
ATTN: PETER BOOTH 7TH FLOOR
333 W 34TH ST
NEW YORK NY 10001-2402

COLUMBIA MD INTERM MUNI BOND FUND-C                                          52,033         29.46

NFS LLC FEBO
DOUGLAS S GOODWIN REVOCABLE TRUS
DOUGLAS S & HILDA GOODWIN TTEE
8002 BRYNMOR COURT
UNIT 304
BALTIMORE MD 21208-4361

COLUMBIA MD INTERM MUNI BOND FUND-C                                          24,414         13.82

NFS LLC FEBO
PETE STAKIAS
BANK OF AMERICA COLLATERAL
9707 WINKLER ST
WHITE MARSH MD 21162-1000

COLUMBIA MD INTERM MUNI BOND FUND-C                                          17,310          9.80

MERRILL LYNCH, PIERCE, FENNER
& SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTENTION SERVICE TEAM
4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484

COLUMBIA MD INTERM MUNI BOND FUND-C                                          15,958          9.04

UBS FINANCIAL SERVICES INC. FBO
GREAT MILLS CONSTRUCTION CO.
PO BOX 52
GREAT MILLS MD 20634-0052

COLUMBIA MD INTERM MUNI BOND FUND-C                                           9,931          5.62

NFS LLC FEBO
RICHARD C HRYBYK
SUSAN I HRYBYK
208 HOMEWOOD RD
LINTHICUM MD 21090-2606

COLUMBIA MD INTERM MUNI BOND FUND-C                                           9,308          5.27

Fund/Share Class and Shareholder Name and Address                    Share Balance    Percent of Class
-------------------------------------------------                  ----------------   ----------------
NFS LLC FEBO
JOSEPH J HOCK III
GLORIA D HOCK
1342 ASTER DR
GLEN BURNIE MD 21061-2946

COLUMBIA MD INTERM MUNI BOND FUND-Z                                      13,610,514         98.23

BANK OF AMERICA NA
ATTN JOAN WRAY/FUNDS ACCOUNTING
411 N AKARD ST FL 5
DALLAS TX 75201-3307

COLUMBIA MIDCAP INDEX FUND-A                                                732,105         30.05

NEW YORK LIFE TRUST COMPANY
690 CANTON ST STE 100
WESTWOOD MA 02090-2324

COLUMBIA MIDCAP INDEX FUND-A                                                126,288          5.18

ANDOVER LIMITED PARTNERSHIP
1122 KENILWORTH DR STE 401
TOWSON MD 21204-2147

COLUMBIA MIDCAP INDEX FUND-Z                                            100,560,253         63.84

BANK OF AMERICA NA
ATTN JOAN WRAY/FUNDS ACCOUNTING
411 N AKARD ST FL 5
DALLAS TX 75201-3307

COLUMBIA MIDCAP INDEX FUND-Z                                             34,341,168         21.80

BANK OF AMERICA NA TTEE
BANK OF AMERICA 401K PLAN
ATTN NORMA AJA / TX4-213-06-14
P O BOX 2518
HOUSTON TX 77252-2518

COLUMBIA MIDCAP INDEX FUND-Z                                             18,051,074         11.46

BANK OF AMERICA TTEE
401 (K) FOR LEGACY FLEET TRUST
700 LOUISIANA ST # TX4-213-07-14
HOUSTON TX 77002-2700

COLUMBIA MIDCAP VALUE FUND-A                                              5,116,275          7.70

CHARLES SCHWAB & CO INC CUST
ATTN MUTUAL FUNDS DEPT
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151

COLUMBIA MIDCAP VALUE FUND-B                                              1,053,189          5.14

CITIGROUP GLOBAL MARKETS, INC.
HOUSE ACCOUNT
ATTN: PETER BOOTH 7TH FLOOR

Fund/Share Class and Shareholder Name and Address                    Share Balance    Percent of Class
-------------------------------------------------                  ----------------   ----------------
333 W 34TH ST
NEW YORK NY 10001-2402

COLUMBIA MIDCAP VALUE FUND-C                                              2,977,874         26.50

MERRILL LYNCH, PIERCE, FENNER
& SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTENTION SERVICE TEAM
4800 DEER LAKE DRIVE EAST 3RD FLOO
JACKSONVILLE FL 32246-6484

COLUMBIA MIDCAP VALUE FUND-C                                                866,246          7.71

CITIGROUP GLOBAL MARKETS, INC.
HOUSE ACCOUNT
ATTN: PETER BOOTH 7TH FLOOR
333 W 34TH ST
NEW YORK NY 10001-2402

COLUMBIA MIDCAP VALUE FUND-R                                                    739         54.67

FIM FUNDING INC
C/O COLUMBIA FUNDS GROUP
MAIL STOP MA5 100 11 05
100 FEDERAL STREET
BOSTON MA 02110-1802

COLUMBIA MIDCAP VALUE FUND-R                                                    613         45.32

COMMUNITY BANK, N.A. CUST FBO
GEORGIA STONE INDSUSTRIES 401(K)
PLAN
6 RHOADS DR STE 7
UTICA NY 13502-6317

COLUMBIA MIDCAP VALUE FUND-Z                                             52,961,501         52.78

BANK OF AMERICA NA
ATTN JOAN WRAY/FUNDS ACCOUNTING
TX1-945-08-18
411 N AKARD ST
DALLAS TX 75201-3307

COLUMBIA MIDCAP VALUE FUND-Z                                              6,975,121          6.95

CHARLES SCHWAB & CO INC
SPECIAL CUSTODY ACCOUNT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151

COLUMBIA MONEY MARKET RES - G TRUST                                     716,553,024         95.99
BANK OF AMERICA NA
TX1-945-06-07
411 N AKARD ST 6TH FLOOR
DALLAS TX 75201-3307

COLUMBIA MONEY MARKET RESERVES ADV                                    4,555,000,000         86.76

Fund/Share Class and Shareholder Name and Address                    Share Balance    Percent of Class
-------------------------------------------------                  ----------------   ----------------
BANK OF AMERICA NA SWP DISBURSEM NC
BANK OF AMERICA NA SWEEP/AUTOBORROW
101 N TRYON STREET
ONE INDEPENDENCE CENTER
NC1-001-05-29
CHARLOTTE NC 28255-0001

COLUMBIA MONEY MARKET RESERVES ADV                                      442,854,631          8.43

BANC OF AMERICA SECURITIES LLC
OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS
NC1-004-03-06
200 N COLLEGE STREET 3RD FLOOR
CHARLOTTE NC 28255-0001

COLUMBIA MONEY MARKET RESERVES CAPIT                                  3,341,193,904         56.84

BANC OF AMERICA SECURITIES LLC
OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS
NC1-004-03-06
200 N COLLEGE STREET 3RD FLOOR
CHARLOTTE NC 28255-0001
ATTN FRANK NOTARO
111 SANDERS CREEK PKWY
EAST SYRACUSE NY 13057-1381

COLUMBIA MONEY MARKET RESERVES CAPIT                                    447,732,123          7.62

US BANK
ATTN ACM DEPT
P O BOX 1787
MILWAUKEE WI 53201-1787

COLUMBIA MONEY MARKET RESERVES CAPIT                                    379,909,478          6.46

BANK OF AMERICA NA
ATTN FUNDS ACCOUNTING (ACI)
TX1-945-06-07
411 NORTH AKARD ST
DALLAS TX 75201-3307

COLUMBIA MONEY MARKET RESERVES DAILY                                      3,632,540         93.32

NATIONAL FINANCIAL FOR THE
EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY ST
1 WORLD FINANCIAL CTR
ATTN MUTUAL FUNDS 5TH FLR
NEW YORK NY 10281-1003

COLUMBIA MONEY MARKET RESERVES DAILY                                        259,925          6.68

BANC OF AMERICA SECURITIES LLC
OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS
NC1-004-03-06
200 N COLLEGE STREET 3RD FLOOR
CHARLOTTE NC 28255-0001

Fund/Share Class and Shareholder Name and Address                    Share Balance    Percent of Class
-------------------------------------------------                  ----------------   ----------------
COLUMBIA MONEY MARKET RESERVES INSTIT                                 2,606,674,065         99.58

BANC OF AMERICA SECURITIES LLC
OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS
NC1-004-03-06
200 N COLLEGE STREET 3RD FLOOR
CHARLOTTE NC 28255-0001

COLUMBIA MONEY MARKET RESERVES INVEST                                    15,400,056         16.67

THE BANK OF NY TRUST CO OF FL AS
TTEE FOR NORTEX HOUSING FINANCE
CORP 2001-1
ATTN PEG MAKOWSKI
600 NORTH PEARL ST STE 420
DALLAS TX 75201-4141

COLUMBIA MONEY MARKET RESERVES INVEST                                    15,202,369         16.46

THE BANK OF NEW YORK CO OF FL AS
TTEE FOR CAPITAL AREA HOUSING
FINANCE CORP SER 2000-1
ATTN PEG MAKOWSKI
600 NORTH PEARL ST STE 420
DALLAS TX 75201-4141

COLUMBIA MONEY MARKET RESERVES INVEST                                    14,684,554         15.90

THE BANK OF NY TRUST CO OF FL AS
TTEE FOR ALAMO HOUSING FINANCE CORP
SERIES 2001
ATTN PEG MAKOWSKI
600 NORTH PEARL ST STE 420
DALLAS TX 75201-4141

COLUMBIA MONEY MARKET RESERVES INVEST                                    11,766,317         12.74

THE BANK OF NY TRUST CO OF FL AS
TTEE FOR COASTAL BEND HOUSING
FINANCE CORP SERIES 2001-1
ATTN PEG MAKOWSKI
600 NORTH PEARL ST STE 420
DALLAS TX 75201-4141

COLUMBIA MONEY MARKET RESERVES INVEST                                    11,564,558         12.52

THE BANK OF NY TRUST CO OF FL AS
TTEE FOR FT BEND HOUSING FINANCE
CORP SERIES 2001-1
ATTN PEG MAKOWSKI
600 NORTH PEARL ST STE 420
DALLAS TX 75201-4141

COLUMBIA MONEY MARKET RESERVES INVEST                                    11,143,691         12.06

WELLS FARGO BANK TX NA TRUSTEE FOR

Fund/Share Class and Shareholder Name and Address                    Share Balance    Percent of Class
-------------------------------------------------                  ----------------   ----------------
HIDALGO/WILLACY
ATTN CORPORATE TRUST-MELISSA SCOTT
505 MAIN ST STE 301
FORT WORTH TX 76102-5469

COLUMBIA MONEY MARKET RESERVES INVEST                                     7,447,554          8.06

THE BANK OF NY TRUST CO OF FL AS
TTEE FOR TEXOMA HOUSING FINANCE
DRAW NOTES 2001-1
ATTN PEG MAKOWSKI
600 NORTH PEARL ST STE 420
DALLAS TX 75201-4141

COLUMBIA MONEY MARKET RESERVES INVEST                                     5,163,166          5.59

BANC OF AMERICA SECURITIES LLC
OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS
NC1-004-03-06
200 N COLLEGE STREET 3RD FLOOR
CHARLOTTE NC 28255-0001

COLUMBIA MONEY MARKET RESERVES LIQUID                                 1,024,757,032         85.30

BANC OF AMERICA SECURITIES LLC
OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS
NC1-004-03-06
200 N COLLEGE STREET 3RD FLOOR
CHARLOTTE NC 28255-0001

COLUMBIA MONEY MARKET RESERVES LIQUID                                   161,000,000         13.40

BANK OF AMERICA NA SWP DISBURSEM NC
BANK OF AMERICA NA SWEEP/AUTOBORROW
101 N TRYON STREET
ONE INDEPENDENCE CENTER
NC1-001-05-29
CHARLOTTE NC 28255-0001

COLUMBIA MONEY MARKET RESERVES MARKET                                        58,274         16.52

NFS LLC FEBO
ALFRED REED GODFREY
ALICE MARIE GODFREY
1684 GODFREY LN
VIRGINIA BCH VA 23454-1302

COLUMBIA MONEY MARKET RESERVES MARKET                                        44,033         12.48

NFS LLC FEBO
JEFFREY B SANFORD CUST
HANNAH MARIE SANFORD UGMA SC
1165 PARTRIDGE RD
SPARTANBURG SC 29302-3355

COLUMBIA MONEY MARKET RESERVES MARKET                                        22,184          6.29

NFS LLC FEBO

Fund/Share Class and Shareholder Name and Address                    Share Balance    Percent of Class
-------------------------------------------------                  ----------------   ----------------
ROSEMARY SHOTWELL
5616 RED JASPER WAY
ANTELOPE CA 95843-3741

COLUMBIA MONEY MARKET RESERVES MARKET                                        21,116          5.98

NFS LLC FEBO
LOUIS IORIO
1520 S DOBSON RD STE 203
MESA AZ 85202-4726

COLUMBIA MONEY MARKET RESERVES MARKET                                        20,404          5.78

NFS LLC FEBO
NFS/FMTC IRA
FBO ALFONZ PALMER
503 TRAPPERS RUN DR
CARY NC 27513-4837

COLUMBIA MONEY MARKET RESERVES MARKET                                        20,176          5.72

NFS LLC FEBO
NFS/FMTC ROLLOVER IRA
FBO NHO TRAN
21132 PEPPERTREE LN
MISSION VIEJO CA 92691-6602

COLUMBIA MONEY MARKET RESERVES MARKET                                        19,163          5.43

NFS LLC FEBO
NFS/FMTC ROLLOVER IRA
FBO LYNDON C BOYD
301 FORREST CREST CT
OCOEE FL 34761-4008

COLUMBIA MONEY MARKET RESERVES TRUST                                     45,447,430         97.42

BANK OF AMERICA NA
ATTN FUNDS ACCOUNTING (ACI)
TX1-945-06-07
411 NORTH AKARD ST
DALLAS TX 75201-3307

COLUMBIA MONEY MARKET RESERVES-C                                            132,144         16.64

H&R BLOCK FINANCIAL ADVISORS
DIME BUILDING
719 GRISWOLD ST STE 1700
DETROIT MI 48226-3318

COLUMBIA MONEY MARKET RESERVES-C                                            121,357         15.28

H&R BLOCK FINANCIAL ADVISORS
DIME BUILDING
719 GRISWOLD ST STE 1700
DETROIT MI 48226-3318

COLUMBIA MONEY MARKET RESERVES-C                                            119,559         15.05

H&R BLOCK FINANCIAL ADVISORS

Fund/Share Class and Shareholder Name and Address                    Share Balance    Percent of Class
-------------------------------------------------                  ----------------   ----------------
DIME BUILDING
719 GRISWOLD ST STE 1700
DETROIT MI 48226-3318

COLUMBIA MONEY MARKET RESERVES-C                                            116,961         14.73

H&R BLOCK FINANCIAL ADVISORS
DIME BUILDING
719 GRISWOLD ST STE 1700
DETROIT MI 48226-3318

COLUMBIA MONEY MARKET RESERVES-C                                             73,344          9.23

NFS LLC FEBO
BARBARA SEGSCHNEIDER
676 DIAMOND GLEN CIR
FOLSOM CA 95630-3168

COLUMBIA MONEY MARKET RESERVES-C                                             47,528          5.98

PERSHING LLC
PO BOX 2052
JERSEY CITY NJ 07303-2052

COLUMBIA MONEY MARKET RESERVES-C                                             40,820          5.14

LPL FINANCIAL SERVICES
9785 TOWNE CENTRE DRIVE
SAN DIEGO CA 92121-1968

COLUMBIA MULTI-ADVISR INTL EQUITY FD-A                                      134,399          5.35

MERRILL LYNCH, PIERCE, FENNER
& SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTENTION SERVICE TEAM
4800 DEER LAKE DRIVE EAST 3RD FLOO
JACKSONVILLE FL 32246-6484

COLUMBIA MULTI-ADVISR INTL EQUITY FD-B                                       30,792          9.44

MERRILL LYNCH, PIERCE, FENNER
& SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTENTION SERVICE TEAM
4800 DEER LAKE DRIVE EAST 3RD FLOO
JACKSONVILLE FL 32246-6484

COLUMBIA MULTI-ADVISR INTL EQUITY FD-C                                       98,852         43.79

MERRILL LYNCH, PIERCE, FENNER
& SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTENTION SERVICE TEAM
4800 DEER LAKE DRIVE EAST 3RD FLOO
JACKSONVILLE FL 32246-6484

COLUMBIA MULTI-ADVISR INTL EQUITY FD-C                                       16,854          7.47

PATTERSON & CO FBO

Fund/Share Class and Shareholder Name and Address                    Share Balance    Percent of Class
-------------------------------------------------                  ----------------   ----------------
HIGHTOWER CONSTRUCTION 401K PLAN
2055899140 NC-1151
1525 WEST WT HARRIS BLVD
CHARLOTTE NC 28288-0001

COLUMBIA MULTI-ADVISR INTL EQUITY FD-C                                       16,362          7.25

NATIONAL PHILANTHROPIC TRUST
165 TOWNSHIP LINE RD STE 150
JENKINTOWN PA 19046-3594

COLUMBIA MULTI-ADVISR INTL EQUITY FD-R                                          671        100.00

FIM FUNDING INC
C/O COLUMBIA FUNDS GROUP
MAIL STOP MA5 100 11 05
100 FEDERAL STREET
BOSTON MA 02110-1802

COLUMBIA MULTI-ADVISR INTL EQUITY FD-Z                                   96,349,480         80.81

BANK OF AMERICA NA
ATTN JOAN WRAY/FUNDS ACCOUNTING
411 N AKARD ST FL 5
DALLAS TX 75201-3307

COLUMBIA MULTI-ADVISR INTL EQUITY FD-Z                                   11,426,930          9.58

BANK OF AMERICA NA TTEE
BANK OF AMERICA 401K PLAN
ATTN NORMA AJA / TX4-213-06-14
P O BOX 2518
HOUSTON TX 77252-2518

COLUMBIA MUNICIPAL INCOME FUND-B                                             35,255          9.06

MERRILL LYNCH, PIERCE, FENNER
& SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTENTION SERVICE TEAM
4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484

COLUMBIA MUNICIPAL INCOME FUND-B                                             23,105          5.94

JANNEY MONTGOMERY SCOTT LLC
BERNICE GUILD REVOCTRUST
1801 MARKET ST
PHILADELPHIA PA 19103-1628

COLUMBIA MUNICIPAL INCOME FUND-C                                             14,328         15.84

MERRILL LYNCH, PIERCE, FENNER
& SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTENTION SERVICE TEAM
4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484

COLUMBIA MUNICIPAL INCOME FUND-C                                              9,046         10.00

Fund/Share Class and Shareholder Name and Address                    Share Balance    Percent of Class
-------------------------------------------------                  ----------------   ----------------
A G EDWARDS & SONS INC FBO
RUTH K LAMBERT TTEE
RUTH K LAMBERT LIVING
ONE NORTH JEFFERSON
ST LOUIS MO 63103

COLUMBIA MUNICIPAL INCOME FUND-C                                              8,924          9.87

NFS LLC FEBO
BOBBIE G DIXON
S E FOSTER
11136 CREEKMERE DR
DALLAS TX 75218-1951

COLUMBIA MUNICIPAL INCOME FUND-C                                              5,312          5.87

NFS LLC FEBO
MADELINE G WYATT
TOD BARBARA HILL, TOD S BURKE
TOD M SHEFFERLY, TOD G ARCHER
PO BOX 447
TOMBSTONE AZ 85638-0447

COLUMBIA MUNICIPAL INCOME FUND-C                                              5,147          5.69

NFS LLC FEBO
DONNA L COHEN
244 MADISON AVE APT 12K
NEW YORK NY 10016-2814

COLUMBIA MUNICIPAL INCOME FUND-C                                              5,145          5.69

NFS LLC FEBO
DONALD H WIESE
NANCY M WIESE
6318 CHERRY HILLS RD
HOUSTON TX 77069-1348

COLUMBIA MUNICIPAL INCOME FUND-C                                              5,145          5.69

NFS LLC FEBO
DONALD WIESE JR
6318 CHERRY HILLS RD
HOUSTON TX 77069-1348

COLUMBIA MUNICIPAL INCOME FUND-C                                              4,758          5.26

ADAM P WALTER
320 CLEARBROOK CIRCLE #105
VENICE FL 34292-7548

COLUMBIA MUNICIPAL INCOME FUND-Z                                         51,148,471         96.85

BANK OF AMERICA NA
ATTN JOAN WRAY/FUNDS ACCOUNTING
411 N AKARD ST FL 5
DALLAS TX 75201-3307

COLUMBIA MUNICIPAL RESERVES ADVISER                                     291,000,000         55.88

Fund/Share Class and Shareholder Name and Address                    Share Balance    Percent of Class
-------------------------------------------------                  ----------------   ----------------
BANK OF AMERICA NA SWP DISBURSEM NC
BANK OF AMERICA NA SWEEP/AUTOBORROW
101 N TRYON STREET
ONE INDEPENDENCE CENTER
NC1-001-05-29
CHARLOTTE NC 28255-0001

COLUMBIA MUNICIPAL RESERVES ADVISER                                     168,407,517         32.34

NATIONAL FINANCIAL FOR THE
EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY ST
1 WORLD FINANCIAL CTR
ATTN MUTUAL FUNDS 5TH FLR
NEW YORK NY 10281-1003

COLUMBIA MUNICIPAL RESERVES ADVISER                                      57,219,798         10.99
BANC OF AMERICA SECURITIES LLC
OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS
NC1-004-03-06
200 N COLLEGE STREET 3RD FLOOR
CHARLOTTE NC 28255-0001

COLUMBIA MUNICIPAL RESERVES CAPITAL                                   1,932,282,074         48.20

BANC OF AMERICA SECURITIES LLC
OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS
NC1-004-03-06
200 N COLLEGE STREET 3RD FLOOR
CHARLOTTE NC 28255-0001

COLUMBIA MUNICIPAL RESERVES CAPITAL                                     688,241,379         17.17

BEAR STEARNS SECURITIES CORP
FBO 2201924319
ATTN: DENISE DILORENZO-SIEGEL
ONE METROTECH CENTER NORTH
BROOKLYN NY 11201-3870

COLUMBIA MUNICIPAL RESERVES CAPITAL                                     347,959,629          8.68

NATIONAL FINANCIAL FOR THE
EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY ST
1 WORLD FINANCIAL CTR
ATTN MUTUAL FUNDS 5TH FLR
NEW YORK NY 10281-1003

COLUMBIA MUNICIPAL RESERVES CAPITAL                                     333,500,000          8.32

PACCAR INC
ATTN: T.M. CAPPETTO
777 106TH AVE NE
BELLEVUE WA 98004-5027

COLUMBIA MUNICIPAL RESERVES CAPITAL                                     242,775,139          6.06

Fund/Share Class and Shareholder Name and Address                    Share Balance    Percent of Class
-------------------------------------------------                  ----------------   ----------------
BANK OF AMERICA NA
ATTN FUNDS ACCOUNTING (ACI)
TX1-945-06-07
411 NORTH AKARD ST
DALLAS TX 75201-3307

COLUMBIA MUNICIPAL RESERVES DAILY                                     1,265,804,885        100.00

NATIONAL FINANCIAL FOR THE
EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY ST
1 WORLD FINANCIAL CTR
ATTN MUTUAL FUNDS 5TH FLR
NEW YORK NY 10281-1003

COLUMBIA MUNICIPAL RESERVES INSTIT                                      704,321,777         73.67

BANC OF AMERICA SECURITIES LLC
OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS
NC1-004-03-06
200 N COLLEGE STREET 3RD FLOOR
CHARLOTTE NC 28255-0001

COLUMBIA MUNICIPAL RESERVES INSTIT                                      219,111,094         22.92
NATIONAL FINANCIAL FOR THE
EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY ST
1 WORLD FINANCIAL CTR
ATTN MUTUAL FUNDS 5TH FLR
NEW YORK NY 10281-1003

COLUMBIA MUNICIPAL RESERVES INVESTOR                                     48,193,896         73.34

NATIONAL FINANCIAL FOR THE
EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY ST
1 WORLD FINANCIAL CTR
ATTN MUTUAL FUNDS 5TH FLR
NEW YORK NY 10281-1003

COLUMBIA MUNICIPAL RESERVES INVESTOR                                     16,632,892         25.31

BANC OF AMERICA SECURITIES LLC
OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS
NC1-004-03-06
200 N COLLEGE STREET 3RD FLOOR
CHARLOTTE NC 28255-0001

COLUMBIA MUNICIPAL RESERVES LIQUIDITY                                   175,000,000         52.30

BANK OF AMERICA NA SWP DISBURSEM NC
BANK OF AMERICA NA SWEEP/AUTOBORROW
101 N TRYON STREET
ONE INDEPENDENCE CENTER
NC1-001-05-29
CHARLOTTE NC 28255-0001

Fund/Share Class and Shareholder Name and Address                    Share Balance    Percent of Class
-------------------------------------------------                  ----------------   ----------------
COLUMBIA MUNICIPAL RESERVES LIQUIDITY                                   148,644,042         44.42

BANC OF AMERICA SECURITIES LLC
OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS
NC1-004-03-06
200 N COLLEGE STREET 3RD FLOOR
CHARLOTTE NC 28255-0001

COLUMBIA MUNICIPAL RESERVES MARKET                                           10,177         93.29

FIM FUNDING INC
C/O COLUMBIA FUNDS GROUP
MAIL STOP MA5 100 11 05
100 FEDERAL STREET
BOSTON MA 02110-1802

COLUMBIA MUNICIPAL RESERVES MARKET                                              732          6.71

BARBARA J ROGERS TOD
1536 BROAD RUN RD
JANE LEW WV 26378-7908

COLUMBIA MUNICIPAL RESERVES TRUST                                       505,511,140         98.99

BANK OF AMERICA NA
ATTN FUNDS ACCOUNTING (ACI)
TX1-945-06-07
411 NORTH AKARD ST
DALLAS TX 75201-3307

COLUMBIA MUNICIPAL RESERVES-B                                                19,064         51.94

LPL FINANCIAL SERVICES
9785 TOWNE CENTRE DRIVE
SAN DIEGO CA 92121-1968

COLUMBIA MUNICIPAL RESERVES-B                                                 6,000         16.35

BARBARA J ROGERS TOD
1536 BROAD RUN RD
JANE LEW WV 26378-7908

COLUMBIA MUNICIPAL RESERVES-B                                                 4,094         11.15

JANNEY MONTGOMERY SCOTT LLC
RICHARD A DAVIS
1801 MARKET STREET
PHILADELPHIA PA 19103-1628

COLUMBIA MUNICIPAL RESERVES-B                                                 2,238          6.10

DOMINIC J DIPILATO
MATTHEW DIPLATO JTWROS
9 SEATTLE ST
WORCESTER MA 01605-1621

Fund/Share Class and Shareholder Name and Address                    Share Balance    Percent of Class
-------------------------------------------------                  ----------------   ----------------
COLUMBIA NC INTERM MUNI BOND FUND-B                                          30,386          7.77

STERNE AGEE & LEACH, INC
813 SHADES CREEK PKWY STE 100B
BIRMINGHAM AL 35209-4459

COLUMBIA NC INTERM MUNI BOND FUND-B                                          27,792          7.10

RBC DAIN RAUSCHER FBO
EDWARD SANDERS
JANE L. SANDERS
JT TEN/WROS
2218 RICHARDSON DR
CHARLOTTE NC 28211-3265

COLUMBIA NC INTERM MUNI BOND FUND-B                                          22,584          5.77

NFS LLC FEBO
PAUL W VOGEL
MARY H VOGEL
2164 HOMESTEAD HILLS DR
WINSTON SALEM NC 27103-6444

COLUMBIA NC INTERM MUNI BOND FUND-B                                          19,810          5.06

NFS LLC FEBO
JEFFREY NESBITT
DOROTHEA SCOTT NESBITT
746 STILL RUN LN
GRAHAM NC 27253-9488

COLUMBIA NC INTERM MUNI BOND FUND-C                                         358,339         77.60

MERRILL LYNCH, PIERCE, FENNER
& SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTENTION SERVICE TEAM
4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484

COLUMBIA NC INTERM MUNI BOND FUND-C                                          25,095          5.43

NFS LLC FEBO
CREIGHTON W SOSSOMON
BANK OF AMERICA COLLATERAL
PO BOX 9
HIGHLANDS NC 28741-0009

COLUMBIA NC INTERM MUNI BOND FUND-Z                                      13,229,813         96.17

BANK OF AMERICA NA
ATTN JOAN WRAY/FUNDS ACCOUNTING
411 N AKARD ST FL 5
DALLAS TX 75201-3307

COLUMBIA NY TAX EXEMPT RES - G TRUST                                     19,597,986        100.00

BANK OF AMERICA NA
TX1-945-06-07
411 N AKARD ST 6TH FLOOR
DALLAS TX 75201-3307

Fund/Share Class and Shareholder Name and Address                    Share Balance    Percent of Class
-------------------------------------------------                  ----------------   ----------------
COLUMBIA NY TAX EXEMPT RES - RETAIL A                                        50,234         63.48

KELLY K PHILIP
336 EAST 71ST STREET
APT 5B
NEW YORK NY 10021-5221

COLUMBIA NY TAX EXEMPT RES - RETAIL A                                        28,897         36.52

DOMENIC J VIGLIOTTI
PO BOX 205
SOMERS NY 10589-0205

COLUMBIA NY TAX-EXEMPT RESERVES ADV                                       2,618,853         74.49

BANC OF AMERICA SECURITIES LLC
OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS
NC1-004-03-06
200 N COLLEGE STREET 3RD FLOOR
CHARLOTTE NC 28255-0001

COLUMBIA NY TAX-EXEMPT RESERVES ADV                                         309,153          8.79

NFS LLC FEBO
BRIAN SIVIN
MARNI SIVIN
1 SADDLE LN
ROSLYN HTS NY 11577-2727

COLUMBIA NY TAX-EXEMPT RESERVES ADV                                         232,274          6.61

NFS LLC FEBO
SALVATORE TROVATO
ANTOINETTE TROVATO
30 STONE HILL DRIVE
MANHASSET NY 11030

COLUMBIA NY TAX-EXEMPT RESERVES ADV                                         201,758          5.74

NFS LLC FEBO
BRIAN SIVIN
MARNI SIVIN
1 SADDLE LN
ROSLYN HTS NY 11577-2727

COLUMBIA NY TAX-EXEMPT RESERVES CAPIT                                    13,042,539         52.49

BANK OF AMERICA NA
ATTN FUNDS ACCOUNTING (ACI)
TX1-945-06-07
411 NORTH AKARD ST
DALLAS TX 75201-3307

COLUMBIA NY TAX-EXEMPT RESERVES CAPIT                                     2,638,027         10.62

NFS LLC FEBO
GORDON A LENZ MR
180 EAST MAIN STREET
E PATCHOGUE NY 11772-3171

Fund/Share Class and Shareholder Name and Address                    Share Balance    Percent of Class
-------------------------------------------------                  ----------------   ----------------
COLUMBIA NY TAX-EXEMPT RESERVES CAPIT                                     2,510,614         10.10

BANC OF AMERICA SECURITIES LLC
OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS
NC1-004-03-06
200 N COLLEGE STREET 3RD FLOOR
CHARLOTTE NC 28255-0001

COLUMBIA NY TAX-EXEMPT RESERVES CAPIT                                     2,070,007          8.33

NFS LLC FEBO
ANDREW M POLLAK
PAMELA S POLLAK
889 HARRISON AVE
RIVERHEAD NY 11901-2090

COLUMBIA NY TAX-EXEMPT RESERVES CAPIT                                     1,504,511          6.06
NFS LLC FEBO
EDWIN W BITTER
ADRIANA BITTER
29 MORGAN LN
LOCUST VALLEY NY 11560-2418

COLUMBIA NY TAX-EXEMPT RESERVES INSTIT                                  125,735,595         75.08

NATIONAL FINANCIAL FOR THE
EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY ST
1 WORLD FINANCIAL CTR
ATTN MUTUAL FUNDS 5TH FLR
NEW YORK NY 10281-1003

COLUMBIA NY TAX-EXEMPT RESERVES INSTIT                                   25,222,820         15.06

BANC OF AMERICA SECURITIES LLC
OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS
NC1-004-03-06
200 N COLLEGE STREET 3RD FLOOR
CHARLOTTE NC 28255-0001

COLUMBIA NY TAX-EXEMPT RESERVES INSTIT                                   10,013,097          5.98

CAPINCO
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

COLUMBIA NY TAX-EXEMPT RESERVES MARKET                                   32,399,805        100.00

NATIONAL FINANCIAL FOR THE
EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY ST
1 WORLD FINANCIAL CTR
ATTN MUTUAL FUNDS 5TH FLR
NEW YORK NY 10281-1003

Fund/Share Class and Shareholder Name and Address                    Share Balance    Percent of Class
-------------------------------------------------                  ----------------   ----------------
COLUMBIA NY TAX-EXEMPT RESERVES TRUST                                    32,413,282         98.35

BANK OF AMERICA NA
ATTN FUNDS ACCOUNTING (ACI)
TX1-945-06-07
411 NORTH AKARD ST
DALLAS TX 75201-3307

COLUMBIA SC INTERM MUNI BOND FUND-A                                         105,038          6.08

MORGAN STANLEY DW
ATTN: MUTUAL FUND OPERATIONS
HARBORSIDE PLAZA 3, 6TH FLOOR
JERSEY CITY NJ 07311

COLUMBIA SC INTERM MUNI BOND FUND-B                                          19,919          5.36

NFS LLC FEBO
EDWARD L SMITH JR
DIANE H SMITH
2412 TIFFANY DR
CHARLESTON SC 29414-5537

COLUMBIA SC INTERM MUNI BOND FUND-C                                         190,515         28.84

MERRILL LYNCH, PIERCE, FENNER
& SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTENTION SERVICE TEAM
4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484

COLUMBIA SC INTERM MUNI BOND FUND-C                                          81,394         12.32

CITIGROUP GLOBAL MARKETS, INC.
HOUSE ACCOUNT
ATTN: PETER BOOTH 7TH FLOOR
333 W 34TH ST
NEW YORK NY 10001-2402

COLUMBIA SC INTERM MUNI BOND FUND-Z                                      15,446,690         97.06

BANK OF AMERICA NA
ATTN JOAN WRAY/FUNDS ACCOUNTING
411 N AKARD ST FL 5
DALLAS TX 75201-3307

COLUMBIA SHORT-TERM BOND FUND-A                                             513,155          6.40

NFS LLC FEBO
BURGESS PIGMENT CO
PO BOX 349 DECK BLVD
SANDERSVILLE GA 31082-0349

COLUMBIA SHORT-TERM BOND FUND-C                                             205,792          9.75

MERRILL LYNCH, PIERCE, FENNER
& SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTENTION SERVICE TEAM

Fund/Share Class and Shareholder Name and Address                    Share Balance    Percent of Class
-------------------------------------------------                  ----------------   ----------------
4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484

COLUMBIA SHORT-TERM BOND FUND-Z                                          82,873,352         76.79

BANK OF AMERICA NA
ATTN JOAN WRAY/FUNDS ACCOUNTING
TX1-945-08-18
411 N AKARD ST
DALLAS TX 75201-3307

COLUMBIA SHORT-TERM BOND FUND-Z                                           7,306,592          6.77

STATE STREET BANK & TRUST COMPANY
AAF LIFEGOAL INCOME & GROWTH
ATTN JIM BOTSOLIS
TWO AVENUE DE LAFAYETTE, LCC/4S
BOSTON MA 02111-1724

COLUMBIA SHORT-TERM MUNI BOND FUND-A                                        330,510          7.49

MERRILL LYNCH, PIERCE, FENNER
& SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTENTION SERVICE TEAM
4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484

COLUMBIA SHORT-TERM MUNI BOND FUND-A                                        272,344          6.17

NFS LLC FEBO
EL CAMINO ASSC
A PARTNERSHIP
ATT CHARLES CARLISE
2400 E MISSOURI AVE # 7370
PHOENIX AZ 85016-3106

COLUMBIA SHORT-TERM MUNI BOND FUND-B                                         11,961         14.34

PERSHING LLC
PO BOX 2052
JERSEY CITY NJ 07303-2052

COLUMBIA SHORT-TERM MUNI BOND FUND-B                                          7,483          8.97

NFS LLC FEBO
KATHLYN C KEOGH
7729 NEWPORT AVE
NORFOLK VA 23505-2305

COLUMBIA SHORT-TERM MUNI BOND FUND-B                                          7,188          8.62

NFS LLC FEBO
THE ROSE ROTHBERG REV LI TR
R ROTHBERG, SAMUEL ROTHBER TTEE
15107 INTERLACHEN DRIVE
APT 820
SILVER SPRING MD 20906-5633

Fund/Share Class and Shareholder Name and Address                    Share Balance    Percent of Class
-------------------------------------------------                  ----------------   ----------------
COLUMBIA SHORT-TERM MUNI BOND FUND-B                                          6,739          8.08

NFS LLC FEBO
WILLIAM H FITZ
CATHERINE W FITZ
5605 ONTARIO CIR
BETHESDA MD 20816-2461

COLUMBIA SHORT-TERM MUNI BOND FUND-B                                          6,477          7.76

NFS LLC FEBO
EDWIN C GLASSELL
DEBORAH C GLASSELL
308 FAIRWAY DR
CLARKSVILLE TN 37043-4729

COLUMBIA SHORT-TERM MUNI BOND FUND-B                                          4,567          5.48

NFS LLC FEBO
KEVIN W BARR
FRANCINE BARR
4705 TRAIL WYND CT
GLEN ALLEN VA 23059-2532

COLUMBIA SHORT-TERM MUNI BOND FUND-B                                          4,290          5.14

NFS LLC FEBO
DARRELL C REED
MAUREEN O REED
4681 SHELBURNE RD
RADFORD VA 24141-8057

COLUMBIA SHORT-TERM MUNI BOND FUND-B                                          4,261          5.11

NFS LLC FEBO
RICHARD L BEADLES
1500 WESTBROOK CT APT 4119
RICHMOND VA 23227-3375

COLUMBIA SHORT-TERM MUNI BOND FUND-C                                        673,949         31.36

MERRILL LYNCH, PIERCE, FENNER
& SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTENTION SERVICE TEAM
4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484

COLUMBIA SHORT-TERM MUNI BOND FUND-C                                        162,274          7.55

NFS LLC FEBO
ROBERT FETZER
PO BOX 348
REDWOOD VLY CA 95470-0348

COLUMBIA SHORT-TERM MUNI BOND FUND-Z                                     43,925,566         97.60

BANK OF AMERICA NA
ATTN JOAN WRAY/FUNDS ACCOUNTING
411 N AKARD ST FL 5
DALLAS TX 75201-3307

Fund/Share Class and Shareholder Name and Address                    Share Balance    Percent of Class
-------------------------------------------------                  ----------------   ----------------
COLUMBIA SMALLCAP GROWTH FUND II-C                                          121,269         38.27

MERRILL LYNCH, PIERCE, FENNER
& SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTENTION SERVICE TEAM
4800 DEER LAKE DRIVE EAST 3RD FLOO
JACKSONVILLE FL 32246-6484

COLUMBIA SMALLCAP GROWTH FUND II-C                                           16,037          5.06

NATIONAL PHILANTHROPIC TRUST
165 TOWNSHIP LINE RD STE 150
JENKINTOWN PA 19046-3594

COLUMBIA SMALLCAP GROWTH FUND II-Z                                       14,558,488         84.11

BANK OF AMERICA NA
ATTN JOAN WRAY/FUNDS ACCOUNTING
411 N AKARD ST FL 5
DALLAS TX 75201-3307

COLUMBIA SMALLCAP INDEX FUND-Z                                           38,576,128         55.81

BANK OF AMERICA NA
ATTN JOAN WRAY/FUNDS ACCOUNTING
411 N AKARD ST # TX1-945-06-07
DALLAS TX 75201-3307

COLUMBIA SMALLCAP INDEX FUND-Z                                           12,987,612         18.79

BANK OF AMERICA NA TTEE
BANK OF AMERICA 401K PLAN
ATTN NORMA AJA / TX4-213-06-14
P O BOX 2518
HOUSTON TX 77252-2518

COLUMBIA SMALLCAP VALUE FUND II-A                                           527,880         28.68

AIG FEDERAL SAVINGS BANK AS CUST
FBO CENTRA HEALTH MATCHING TAX
DEFERRED SAVINGS PLAN
2929 ALLEN PKWY STE L3-00
HOUSTON TX 77019-7104

COLUMBIA SMALLCAP VALUE FUND II-A                                           464,281         25.23

MERRILL LYNCH, PIERCE, FENNER
& SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTENTION SERVICE TEAM
4800 DEER LAKE DRIVE EAST 3RD FLOO
JACKSONVILLE FL 32246-6484

COLUMBIA SMALLCAP VALUE FUND II-A                                           106,663          5.80

TRANSAMERICA LIFE INS & ANNUITY CO
1150 S OLIVE ST STE 10-01
LOS ANGELES CA 90015-2209

Fund/Share Class and Shareholder Name and Address                    Share Balance    Percent of Class
-------------------------------------------------                  ----------------   ----------------
COLUMBIA SMALLCAP VALUE FUND II-C                                            54,977         19.62

MERRILL LYNCH, PIERCE, FENNER
& SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTENTION SERVICE TEAM
4800 DEER LAKE DRIVE EAST 3RD FLOO
JACKSONVILLE FL 32246-6484

COLUMBIA SMALLCAP VALUE FUND II-R                                               796         99.99

FIM FUNDING INC
C/O COLUMBIA FUNDS GROUP
MAIL STOP MA5 100 11 05
100 FEDERAL STREET
BOSTON MA 02110-1802

COLUMBIA SMALLCAP VALUE FUND II-Z                                        12,485,598         68.18

BANK OF AMERICA NA
ATTN JOAN WRAY/FUNDS ACCOUNTING
411 N AKARD ST # TX1-945-06-07
DALLAS TX 75201-3307

COLUMBIA SMALLCAP VALUE FUND II-Z                                         2,045,635         11.17

STATE STREET BANK & TRUST COMPANY
AAF LIFEGOAL BALANCED GROWTH
ATTN JIM BOTSOLIS
TWO AVENUE DE LAFAYETTE, LCC/4S
BOSTON MA 02111-1724

COLUMBIA SMALLCAP VALUE FUND II-Z                                         1,734,731          9.47

STATE STREET BANK & TRUST COMPANY
AAF LIFEGOAL GROWTH PORTFOLIO
ATTN JIM BOTSOLIS
TWO AVENUE DE LAFAYETTE, LCC/4S
BOSTON MA 02111-1724

COLUMBIA TAX EXEMPT RES - G TRUST                                       672,853,281         99.37

BANK OF AMERICA NA
TX1-945-06-07
411 N AKARD ST 6TH FLOOR
DALLAS TX 75201-3307

COLUMBIA TAX EXEMPT RES - RETAIL A                                        2,099,904         11.01

STEPHEN D R MOORE
PATRICIA MOORE JT TEN
10 BELLEVUE AVE
CAMBRIDGE MA 02140-3614

COLUMBIA TAX EXEMPT RES - RETAIL A                                        1,086,901          5.70

PAUL G PANARIELLO
JANE N PANARIELLO JT TEN
3 STONEHILL LN
MILTON MA 02186-5232

Fund/Share Class and Shareholder Name and Address                    Share Balance    Percent of Class
-------------------------------------------------                  ----------------   ----------------
COLUMBIA TAX EXEMPT RES - RETAIL A                                        1,016,322          5.33

JOHN C STOWE
C/O LUTCO BALL BEARINGS
677 CAMBRIDGE ST
WORCESTER MA 01610-2631

COLUMBIA TAX-EXEMPT RESERVES ADVISER                                     24,598,128         72.85

BANC OF AMERICA SECURITIES LLC
OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS
NC1-004-03-06
200 N COLLEGE STREET 3RD FLOOR
CHARLOTTE NC 28255-0001

COLUMBIA TAX-EXEMPT RESERVES ADVISER                                      9,165,484         27.14

NATIONAL FINANCIAL FOR THE
EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY ST
1 WORLD FINANCIAL CTR
ATTN MUTUAL FUNDS 5TH FLR
NEW YORK NY 10281-1003

COLUMBIA TAX-EXEMPT RESERVES CAPITAL                                    754,029,223         51.49

BANC OF AMERICA SECURITIES LLC
OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS
NC1-004-03-06
200 N COLLEGE STREET 3RD FLOOR
CHARLOTTE NC 28255-0001

COLUMBIA TAX-EXEMPT RESERVES CAPITAL                                    310,958,928         21.23

BANK OF AMERICA NA
ATTN FUNDS ACCOUNTING (ACI)
TX1-945-06-07
411 NORTH AKARD ST
DALLAS TX 75201-3307

COLUMBIA TAX-EXEMPT RESERVES CAPITAL                                    100,000,000          6.83

THE BANK OF NEW YORK
ATTN FRANK NOTARO
111 SANDERS CREEK PKWY
EAST SYRACUSE NY 13057-1381

COLUMBIA TAX-EXEMPT RESERVES DAILY                                       30,710,847         98.08

NATIONAL FINANCIAL FOR THE
EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY ST
1 WORLD FINANCIAL CTR
ATTN MUTUAL FUNDS 5TH FLR
NEW YORK NY 10281-1003

Fund/Share Class and Shareholder Name and Address                    Share Balance    Percent of Class
-------------------------------------------------                  ----------------   ----------------
COLUMBIA TAX-EXEMPT RESERVES INSTIT                                      95,984,703         54.23

NATIONAL FINANCIAL FOR THE
EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY ST
1 WORLD FINANCIAL CTR
ATTN MUTUAL FUNDS 5TH FLR
NEW YORK NY 10281-1003

COLUMBIA TAX-EXEMPT RESERVES INSTIT                                      76,144,030         43.02

BANC OF AMERICA SECURITIES LLC
OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS
NC1-004-03-06
200 N COLLEGE STREET 3RD FLOOR
CHARLOTTE NC 28255-0001

COLUMBIA TAX-EXEMPT RESERVES INVESTOR                                       782,690         14.74

GILES C UPSHUR III
6601 RIVER ROAD
RICHMOND VA 23229-8528

COLUMBIA TAX-EXEMPT RESERVES INVESTOR                                       721,226         13.59

NFS LLC FEBO
JOHN W FEIK
221 GENESEO
SAN ANTONIO TX 78209-5913

COLUMBIA TAX-EXEMPT RESERVES INVESTOR                                       542,946         10.23

NFS LLC FEBO
MORTON J MACKS REVOCABLE TRUST
MORTON J MACKS TTEE
4750 OWINGS MILLS BLVD
OWINGS MILLS MD 21117-4904

COLUMBIA TAX-EXEMPT RESERVES INVESTOR                                       497,445          9.37

BANK OF AMERICA ESCROW AGT FOR
YELLOW HOLDING INC & CONNEX NORTH
AMERICA INC (SELF INSURANCE)
8757 GEORGIA AVE SUITE 1300
SILVER SPRING MD 20910-3756

COLUMBIA TAX-EXEMPT RESERVES INVESTOR                                       360,780          6.80

THE BANK OF NEW YORK
ATTN FRANK NOTARO
111 SANDERS CREEK PKWY
EAST SYRACUSE NY 13057-1381

COLUMBIA TAX-EXEMPT RESERVES INVESTOR                                       334,926          6.31

SHELLEY JOAN KAY
4606 MORGAN DRIVE
CHEVY CHASE MD 20815-5315

Fund/Share Class and Shareholder Name and Address                    Share Balance    Percent of Class
-------------------------------------------------                  ----------------   ----------------
COLUMBIA TAX-EXEMPT RESERVES LIQUID                                      14,744,313         83.40

BANC OF AMERICA SECURITIES LLC
OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS
NC1-004-03-06
200 N COLLEGE STREET 3RD FLOOR
CHARLOTTE NC 28255-0001

COLUMBIA TAX-EXEMPT RESERVES LIQUID                                       2,934,385         16.60

NATIONAL FINANCIAL FOR THE
EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY ST
1 WORLD FINANCIAL CTR
ATTN MUTUAL FUNDS 5TH FLR
NEW YORK NY 10281-1003

COLUMBIA TAX-EXEMPT RESERVES TRUST                                    2,461,635,493         98.75

BANK OF AMERICA NA
ATTN FUNDS ACCOUNTING (ACI)
TX1-945-06-07
411 NORTH AKARD ST
DALLAS TX 75201-3307

COLUMBIA TAX-EXEMPT RESERVES-A                                           21,108,049         90.56

NATIONAL FINANCIAL FOR THE
EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY ST
1 WORLD FINANCIAL CTR
ATTN MUTUAL FUNDS 5TH FLR
NEW YORK NY 10281-1003

COLUMBIA TAX-EXEMPT RESERVES-A                                            1,373,991          5.89

BANC OF AMERICA SECURITIES LLC
OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS
NC1-004-03-06
200 N COLLEGE STREET 3RD FLOOR
CHARLOTTE NC 28255-0001

COLUMBIA TOTAL RETURN BOND FUND-A                                           219,507          7.30

CHARLES SCHWAB & CO INC
SPECIAL CUSTODY ACCOUNT
FOR BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4151

COLUMBIA TOTAL RETURN BOND FUND-C                                            77,242         27.26

MERRILL LYNCH, PIERCE, FENNER
& SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTENTION SERVICE TEAM
4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484

Fund/Share Class and Shareholder Name and Address                    Share Balance    Percent of Class
-------------------------------------------------                  ----------------   ----------------
COLUMBIA TOTAL RETURN BOND FUND-C                                            17,069          6.02

BANK OF AMERICA NA SEP IRA
EDWARD J HANNAN
12 MILLER LN
TROY NY 12180-9615

COLUMBIA TOTAL RETURN BOND FUND-Z                                       140,810,155         68.73

BANK OF AMERICA NA
ATTN JOAN WRAY/FUNDS ACCOUNTING
411 N AKARD ST # TX1-945-06-07
DALLAS TX 75201-3307

COLUMBIA TOTAL RETURN BOND FUND-Z                                        35,102,766         17.13

STATE STREET BANK & TRUST COMPANY
AAF LIFEGOAL BALANCED GROWTH
ATTN JIM BOTSOLIS
TWO AVENUE DE LAFAYETTE, LCC/4S
BOSTON MA 02111-1724

COLUMBIA TREASURY RESERVES ADVISER                                    5,149,000,000         66.65

BANK OF AMERICA NA SWP DISBURSEM NC
BANK OF AMERICA NA SWEEP/AUTOBORROW
101 N TRYON STREET
ONE INDEPENDENCE CENTER
NC1-001-05-29
CHARLOTTE NC 28255-0001

COLUMBIA TREASURY RESERVES ADVISER                                    1,155,032,012         14.95

BANK OF AMERICA OF TEXAS NA NA CUST
GLOBAL FINANCE SWEEP CUSTOMERS
ATTN: RENEE HAKUL
1201 MAIN ST TX1-609-21-01
DALLAS TX 75202-3920

COLUMBIA TREASURY RESERVES ADVISER                                      644,979,802          8.35

THE BANK OF NEW YORK
ATTN FRANK NOTARO
111 SANDERS CREEK PKWY
EAST SYRACUSE NY 13057-1381

COLUMBIA TREASURY RESERVES ADVISER                                      483,882,370          6.26

BANC OF AMERICA SECURITIES LLC
OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS
NC1-004-03-06
200 N COLLEGE STREET 3RD FLOOR
CHARLOTTE NC 28255-0001

COLUMBIA TREASURY RESERVES CAPITAL                                    1,280,506,716         52.58

Fund/Share Class and Shareholder Name and Address                    Share Balance    Percent of Class
-------------------------------------------------                  ----------------   ----------------
BANC OF AMERICA SECURITIES LLC
OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS
NC1-004-03-06
200 N COLLEGE STREET 3RD FLOOR
CHARLOTTE NC 28255-0001

COLUMBIA TREASURY RESERVES CAPITAL                                      434,552,261         17.84

BANK OF AMERICA NA
ATTN FUNDS ACCOUNTING (ACI)
TX1-945-06-07
411 NORTH AKARD ST
DALLAS TX 75201-3307

COLUMBIA TREASURY RESERVES CAPITAL                                      136,870,918          5.62

BEAR STEARNS SECURITIES CORP
ATTN: DENISE DILORENZO-SIEGEL
ONE METROTECH CENTER NORTH
BROOKLYN NY 11201-3870

COLUMBIA TREASURY RESERVES DAILY                                        626,507,104         98.82

NATIONAL FINANCIAL FOR THE
EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY ST
1 WORLD FINANCIAL CTR
ATTN MUTUAL FUNDS 5TH FLR
NEW YORK NY 10281-1003

COLUMBIA TREASURY RESERVES INSTIT                                       613,505,908         52.44

BANC OF AMERICA SECURITIES LLC
OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS
NC1-004-03-06
200 N COLLEGE STREET 3RD FLOOR
CHARLOTTE NC 28255-0001

COLUMBIA TREASURY RESERVES INSTIT                                       278,197,468         23.78

NATIONAL FINANCIAL FOR THE
EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY ST
1 WORLD FINANCIAL CTR
ATTN MUTUAL FUNDS 5TH FLR
NEW YORK NY 10281-1003

COLUMBIA TREASURY RESERVES INSTIT                                       235,947,442         20.17

ADP CLEARING & OUTSOURCING SERVICES
ATTN ROSA SANTIAGO MONEY MKT FDS
26 BROADWAY 13TH FLOOR MONEY FUNDS
NEW YORK NY 10004-1703

COLUMBIA TREASURY RESERVES INVESTOR                                      93,144,128         48.43

ADP CLEARING & OUTSOURCING SERVICES
ATTN ROSA SANTIAGO MONEY MKT FDS

Fund/Share Class and Shareholder Name and Address                    Share Balance    Percent of Class
-------------------------------------------------                  ----------------   ----------------
26 BROADWAY 13TH FLOOR MONEY FUNDS
NEW YORK NY 10004-1703

COLUMBIA TREASURY RESERVES INVESTOR                                      63,778,754         33.16

THE BANK OF NEW YORK
ATTN FRANK NOTARO
111 SANDERS CREEK PKWY
EAST SYRACUSE NY 13057-1381

COLUMBIA TREASURY RESERVES INVESTOR                                      28,318,389         14.72

NATIONAL FINANCIAL FOR THE
EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY ST
1 WORLD FINANCIAL CTR
ATTN MUTUAL FUNDS 5TH FLR
NEW YORK NY 10281-1003

COLUMBIA TREASURY RESERVES LIQUIDITY                                    389,877,729         81.86

BANC OF AMERICA SECURITIES LLC
OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS
NC1-004-03-06
200 N COLLEGE STREET 3RD FLOOR
CHARLOTTE NC 28255-0001

COLUMBIA TREASURY RESERVES LIQUIDITY                                     57,000,000         11.97

BANK OF AMERICA NA SWP DISBURSEM NC
BANK OF AMERICA NA SWEEP/AUTOBORROW
101 N TRYON STREET
ONE INDEPENDENCE CENTER
NC1-001-05-29
CHARLOTTE NC 28255-0001

COLUMBIA TREASURY RESERVES LIQUIDITY                                     24,288,985          5.10

NATIONAL FINANCIAL FOR THE
EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY ST
1 WORLD FINANCIAL CTR
ATTN MUTUAL FUNDS 5TH FLR
NEW YORK NY 10281-1003

COLUMBIA TREASURY RESERVES MARKET                                            10,263         90.77

FIM FUNDING INC
C/O COLUMBIA FUNDS GROUP
MAIL STOP MA5 100 11 05
100 FEDERAL STREET
BOSTON MA 02110-1802

COLUMBIA TREASURY RESERVES MARKET                                             1,043          9.23

BANK OF AMERICA NA SEP IRA
DONALD RAY OWNBEY JR
2908 VALLEY FARM RD
WAXHAW NC 28173-9205

Fund/Share Class and Shareholder Name and Address                    Share Balance    Percent of Class
-------------------------------------------------                  ----------------   ----------------
COLUMBIA TREASURY RESERVES TRUST                                        648,242,050         98.67

BANK OF AMERICA NA
ATTN FUNDS ACCOUNTING (ACI)
TX1-945-06-07
411 NORTH AKARD ST
DALLAS TX 75201-3307

COLUMBIA TREASURY RESERVES-A                                            615,154,928         98.27

THE BANK OF NEW YORK
ATTN FRANK NOTARO
111 SANDERS CREEK PKWY
EAST SYRACUSE NY 13057-1381

COLUMBIA TREASURY RESERVES-B                                                 92,276         36.94

NFS LLC FEBO
NFS/FMTC IRA
FBO CARLOS O RIOJA
11903 AMBAUM BLVD SW
SEATTLE WA 98146-2649

COLUMBIA TREASURY RESERVES-B                                                 44,718         17.90

NFS LLC FEBO
NFS/FMTC ROLLOVER IRA
FBO DANNY MODISETTE
2513 KENSINGTON DR
TYLER TX 75703-2727

COLUMBIA TREASURY RESERVES-B                                                 43,175         17.28

BANK OF AMERICA NA SEP IRA
DONALD RAY OWNBEY JR
2908 VALLEY FARM RD
WAXHAW NC 28173-9205

COLUMBIA TREASURY RESERVES-B                                                 26,206         10.49

BANK OF AMERICA NA IRA
DONALD RAY OWNBEY JR
2908 VALLEY FARM RD
WAXHAW NC 28173-9205

COLUMBIA TREASURY RESERVES-B                                                 21,116          8.45

NFS LLC FEBO
ROBERT L COLEMAN
12218 QUADRILLE LN
BOWIE MD 20720-4386

COLUMBIA TX INTERM MUNI BOND FUND-A                                         242,310         33.84

MERRILL LYNCH, PIERCE, FENNER
& SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTENTION SERVICE TEAM

Fund/Share Class and Shareholder Name and Address                    Share Balance    Percent of Class
-------------------------------------------------                  ----------------   ----------------
4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484

COLUMBIA TX INTERM MUNI BOND FUND-A                                          47,070          6.57

SOUTHWEST SECURITIES FOB
P.O. BOX 509002
DALLAS TX 75250-9002

COLUMBIA TX INTERM MUNI BOND FUND-A                                          43,112          6.02

NFS LLC FEBO
AUDREY P DAY TTEE
AUDREY P DAY TRUST DTD
140 FOX GLEN DR
NAPLES FL 34104-5100

COLUMBIA TX INTERM MUNI BOND FUND-B                                           6,260         18.19

LPL FINANCIAL SERVICES
9785 TOWNE CENTRE DRIVE
SAN DIEGO CA 92121-1968

COLUMBIA TX INTERM MUNI BOND FUND-B                                           5,817         16.90

NFS LLC FEBO
JAMES R BLACK
DAGMAR BLACK
4805 KERRVILLE DR
CRP CHRISTI TX 78413-6105

COLUMBIA TX INTERM MUNI BOND FUND-B                                           5,541         16.10

NFS LLC FEBO
THOMAS H LYON
ESTELLA P LYON
126 DIAMOND POINT DR
MABANK TX 75156-9141

COLUMBIA TX INTERM MUNI BOND FUND-B                                           4,591         13.34

MERRILL LYNCH, PIERCE, FENNER
& SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTENTION SERVICE TEAM
4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484

COLUMBIA TX INTERM MUNI BOND FUND-B                                           3,763         10.93

NFS LLC FEBO
A J BAXTER
MARIANNE P BAXTER
4300 CASA BLANCA DR
GEORGETOWN TX 78628-1610

COLUMBIA TX INTERM MUNI BOND FUND-B                                           2,899          8.42

NFS LLC FEBO

Fund/Share Class and Shareholder Name and Address                    Share Balance    Percent of Class
-------------------------------------------------                  ----------------   ----------------
THOMAS W NABORS
2603 JONES RD APT 131
AUSTIN TX 78745-2694

COLUMBIA TX INTERM MUNI BOND FUND-B                                           2,656          7.72

NFS LLC FEBO
CARSON M GASPARD
MARY EILEEN GASPARD
TOD CHRISTOPHER LEE GASPARD
3107 PGA BLVD
NAVARRE FL 32566-8861

COLUMBIA TX INTERM MUNI BOND FUND-C                                          20,272         79.50

LPL FINANCIAL SERVICES
9785 TOWNE CENTRE DRIVE
SAN DIEGO CA 92121-1968

COLUMBIA TX INTERM MUNI BOND FUND-C                                           3,341         13.10

CITIGROUP GLOBAL MARKETS, INC.
HOUSE ACCOUNT
ATTN: PETER BOOTH 7TH FLOOR
333 W 34TH ST
NEW YORK NY 10001-2402

COLUMBIA TX INTERM MUNI BOND FUND-Z                                      17,361,677         98.59

BANK OF AMERICA NA
ATTN JOAN WRAY/FUNDS ACCOUNTING
411 N AKARD ST # TX1-945-06-07
DALLAS TX 75201-3307

COLUMBIA VA INTERM MUNI BOND FUND-B                                          21,486          5.49

MERRILL LYNCH, PIERCE, FENNER
& SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTENTION SERVICE TEAM
4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484

COLUMBIA VA INTERM MUNI BOND FUND-B                                          21,134          5.40

NFS LLC FEBO
AGNES R BOGGUS TTEE
THE AGNES R BOGGUS TRUST
1021 COMMODORE DR
VIRGINIA BCH VA 23454-2858

COLUMBIA VA INTERM MUNI BOND FUND-C                                          25,450         18.64

MERRILL LYNCH, PIERCE, FENNER
& SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTENTION SERVICE TEAM
4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484

Fund/Share Class and Shareholder Name and Address                    Share Balance    Percent of Class
-------------------------------------------------                  ----------------   ----------------
COLUMBIA VA INTERM MUNI BOND FUND-C                                          23,995         17.57

UBS FINANCIAL SERVICES INC. FBO
MR. GARY KLINE
4496 OCCOQUAN VIEW CT
WOODBRIDGE VA 22192-5803

COLUMBIA VA INTERM MUNI BOND FUND-C                                          11,827          8.66

DOROTHY LEE WALSHE
5801 MILL SPRING RD
MIDLOTHIAN VA 23112-2341

COLUMBIA VA INTERM MUNI BOND FUND-C                                           9,362          6.86

NFS LLC FEBO
RONALD E SWEENEY
TOD RONALD E SWEENEY TRUST
12309 OLD GREENWAY CT
GLEN ALLEN VA 23059-7064

COLUMBIA VA INTERM MUNI BOND FUND-C                                           8,540          6.25

NFS LLC FEBO
ELRICA GRAHAM
708 WREN DR
PULASKI VA 24301-2727

COLUMBIA VA INTERM MUNI BOND FUND-Z                                      24,596,894         98.57

BANK OF AMERICA NA
ATTN JOAN WRAY/FUNDS ACCOUNTING
411 N AKARD ST # TX1-945-06-07
DALLAS TX 75201-3307

CORPORATE BOND PORTFOLIO-A                                                6,044,720         91.50

BANK OF AMERICA NA
ATTN JOAN WRAY/FUNDS ACCOUNTING
411 N AKARD ST # TX1-945-06-07
DALLAS TX 75201-3307

CORPORATE BOND PORTFOLIO-A                                                  376,126          5.69

PERSHING LLC
P. O. BOX 2052
JERSEY CITY NJ 07303-2052

MORTGAGE AND ASSET BACKED PORT-A                                          8,564,266         87.11

BANK OF AMERICA NA
ATTN JOAN WRAY/FUNDS ACCOUNTING
411 N AKARD ST # TX1-945-06-07
DALLAS TX 75201-3307

MORTGAGE AND ASSET BACKED PORT-A                                            532,292          5.41

PERSHING LLC
P. O. BOX 2052
JERSEY CITY NJ 07303-2052

                APPENDIX E--PROXY VOTING POLICIES AND PROCEDURES

                                  PROXY VOTING

                             POLICIES AND PROCEDURES

                        COLUMBIA MANAGEMENT ADVISORS, LLC

PROXY VOTING POLICY:

All proxies(1) regarding client securities for which Columbia Management Advisors, LLC ("CMA") has assumed authority to vote shall, unless CMA determines in accordance with policies stated below to abstain from voting, be voted in a manner considered by CMA to be in the best interest of CMA's clients, including the CMG Family Funds(2) and their shareholders, without regard to any resulting benefit or detriment to CMA or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as CMA determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, CMA shall vote as the client clearly instructs, provided CMA receives such instructions in time to act accordingly.

CMA endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following exceptions (unless otherwise agreed) when CMA expects to routinely abstain from voting:

     1. Proxies will usually not be voted in cases where the security has been loaned from the Client's account.

     2. Proxies will usually not be voted in cases where CMA deems the costs to the Client and/or the administrative inconvenience of voting the security (e.g., some foreign securities) outweigh the benefit of doing so.

CMA seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines, as stated below. For those proxy proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guidelines, the Columbia Management Proxy Committee will determine the best interest of CMA's clients and vote accordingly, without consideration of any resulting benefit or detriment to CMA or its affiliates.

OVERVIEW:

Section 206 of the Investment Advisers Act of 1940 ("Advisers Act") imposes a fiduciary duty upon advisers to, at all times, act in the best interest of its clients. Citing this obligation, the Securities and Exchange Commission ("SEC") has adopted rules pursuant to the Advisers Act and Investment Company Act of 1940 ("1940 Act") with respect to proxy voting.

PROCEDURES AND CONTROLS:

I. ACCOUNT POLICIES

Except as otherwise directed by the client, CMA shall vote as follows:

SEPARATELY MANAGED ACCOUNTS

CMA shall vote proxies on securities held in its separately managed accounts.

COLUMBIA FUNDS/CMA FUND TRUST

CMA shall vote proxies on securities held in the Funds, including multi-managed and sub-advised Funds.

NATIONS FUNDS

CMA shall vote proxies on securities held in the Funds, excluding sub-advised Funds which the sub-adviser shall vote.

COLUMBIA PRIVATE PORTFOLIO

CMA shall vote proxies on securities held in its separately managed accounts.

II. PROXY COMMITTEE

CMA has established a Proxy Committee whose standing members shall include a Sr. Columbia Management executive as the chair of the committee, four members of the equity team (one of each core equity, value, growth and income strategies), and two members from the research team (one of each equity research and fixed income research). Each standing member has a designated senior portfolio manager or a senior analyst officer to act as a substitute in a given matter on their behalf.

The Proxy Committee's functions shall include, in part,

     (a) direction of the vote on proposals where there has been a recommendation to the Proxy Committee, pursuant to Section IV.B, not to vote according to the predetermined Voting Guidelines stated in Section IV.A or on proposals which require special, individual consideration in accordance with Section IV.C;

     (b) review at least annually of this Proxy Voting Policy and Procedure to ensure consistency with internal policies, client disclosures and regulatory requirements;

     (c) review at least annually of existing Voting Guidelines and need for development of additional Voting Guidelines to assist in the review of proxy proposals; and

     (d) development and modification of Voting Procedures, as stated in Section V, as it deems appropriate or necessary.

The Proxy Committee has an established charter, which sets forth the Proxy Committee's purpose, membership and operation. The Proxy Committee's charter is consistent, in all material respects, with this policy and procedure.

III. CONFLICTS OF INTEREST

With Other Bank of America Businesses

Bank of America Corporation ("BAC"), the ultimate corporate parent of CMA, Bank of America, N.A. and all of their numerous affiliates owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of Firm-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with CMA's duty, in the proxy voting process, to act in the best economic interest of its clients.

Within CMA

Conflicts of interest may also arise from the business activities of CMA. For example, CMA might manage (or be seeking to manage) the assets of a benefit plan for an issuer. CMA may also be presented with an actual or apparent conflict of interest where proxies of securities issued by BAC or a CMG Family Fund, for which CMA serves as investment adviser, are to be voted for a client's account.

Management of Conflicts

CMA's policy is to always vote proxies in the best interest of its clients, as a whole, without regard to its own self-interest or that of its affiliates. BAC as well as CMA has various compliance policies and procedures in place in order to address any material conflicts of interest that might arise in this context.

     1. BAC's enterprise-wide Code of Ethics specifically prohibits the flow of certain business-related information between associates on the commercial and/or investment banking side of the corporation and associates charged with trust or non-trust fiduciary responsibilities, including investment decision-making and proxy voting.

     2. In addition, BAC has adopted "Global Policies and Procedures Regarding Information Walls and Inside Information." Pursuant to these policies and procedures, "information barriers" have been established between various BAC business lines designed to prohibit the passage of certain information across those barriers.

     3. Within CMA, CMA's Code of Ethics affirmatively requires that associates of CMA act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate's interests and those of CMA's Clients.

     4. By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee and any CMA or BAC associate advising or acting under the supervision or oversight of the Proxy Committee undertakes:

          - To disclose to the chairperson of the Proxy Committee and the chairperson to the head of Columbia Management Compliance any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer's or dissident's management or otherwise) in determining whether or how CMA shall vote proxies. In the event the chairperson of the Proxy Committee has a conflict of interest regarding a given matter, he or she shall abstain from participating in the Committee's determination of whether and/or how to vote in the matter; and

          - To refrain from taking into consideration, in the decision as to whether or how CMA shall vote proxies:

                    - The existence of any current or prospective material business relationship between CMA, BAC or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand; and/or

                    - Any direct, indirect or perceived influence or attempt to influence such action which the member or associate views as being inconsistent with the purpose or provisions of this Policy or the Code of Ethics of CMA or BAC.

Where a material conflict of interest is determined to have arisen in the proxy voting process that may not be adequately mitigated by voting in accordance with the predetermined Voting Guidelines, CMA's policy is to invoke one or more of the following conflict management procedures:

     1. Convene the Proxy Committee for the purpose of voting the affected proxies in a manner that is free of the conflict.

     2. Causing the proxies to be voted in accordance with the recommendations of a qualified, independent third party, which may include CMA's proxy voting agent.

     3. In unusual cases, with the Client's consent and upon ample notice, forwarding the proxies to CMA's clients so that they may vote the proxies directly.

IV. VOTING GUIDELINES

A. THE PROXY COMMITTEE HAS ADOPTED THE FOLLOWING GUIDELINES FOR VOTING PROXIES:

1. Matters Relating to the Board of Directors/Corporate Governance

CMA generally will vote FOR:

     - Proposals for the election of directors or for an increase or decrease in the number of directors, provided that no more than one-third of the Board of Directors would, presently or at any time during the previous three-year period, be from management. However, CMA generally will WITHHOLD votes from pertinent director nominees if:

               (i) the board as proposed to be constituted would have more than one-third of its members from management;

               (ii) the board does not have audit, nominating, and compensation committees composed solely of directors who qualify as being regarded as "independent," i.e. having no material relationship, directly or indirectly, with the Company, as CMA's proxy voting agent may determine (subject to the Proxy Committee's contrary determination of independence or non-independence);

               (iii) the nominee, as a member of the audit committee, permitted the company to incur excessive non-audit fees (as defined below regarding other business matters -- ratification of the appointment of auditors);

               (iv) a director serves on more than six public company boards;

               (v) the CEO serves on more than two public company boards other than the company's board.

          On a CASE-BY-CASE basis, CMA may WITHHOLD votes for a director nominee who has failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g. failing to implement policies for which a majority of shareholders has previously cast votes in favor), has demonstrated a disregard for the interests of shareholders.

     - Proposals requesting that the board audit, compensation and/or nominating committee be composed solely of independent directors. The Audit Committee must satisfy the independence and experience requirements established by the SEC and the New York Stock Exchange ("NYSE"), or appropriate local requirements for foreign securities. At least one member of the Audit Committee must qualify as a "financial expert" in accordance with SEC rules.

     - Proposals to declassify a board, absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.

CMA generally will vote FOR:

     - Proposals to create or eliminate positions or titles for senior management. CMA generally prefers that the role of Chairman of the Board and CEO be held by different persons unless there are compelling reasons to vote AGAINST a proposal to separate these positions, such as the existence of a counter-balancing governance structure that includes at least the following elements in addition to applicable listing standards:

               Established governance standards and guidelines.

               Full board composed of not less than two-thirds "independent" directors, as defined by applicable regulatory and listing standards.

               Compensation, as well as audit and nominating (or corporate governance) committees composed entirely of independent directors.

               A designated or rotating presiding independent director appointed by and from the independent directors with the authority and responsibility to call and preside at regularly and, as necessary, specially scheduled meetings of the independent directors to be conducted, unless the participating independent directors otherwise wish, in executive session with no members of management present.

               Disclosed processes for communicating with any individual director, the presiding independent director (or, alternatively, all of the independent directors, as a group) and the entire board of directors, as a group.

               The pertinent class of the Company's voting securities has out-performed, on a three-year basis, both an appropriate peer group and benchmark index, as indicated in the performance summary table of the Company's proxy materials. This requirement shall not apply if there has been a change in the Chairman/CEO position within the three-year period.

     - Proposals that grant or restore shareholder ability to remove directors with or without cause.

     - Proposals to permit shareholders to elect directors to fill board vacancies.

     - Proposals that encourage directors to own a minimum amount of company stock.

     -    Proposals to provide or to restore shareholder appraisal rights.

     -    Proposals to adopt cumulative voting.

     -    Proposals for the company to adopt confidential voting.

CMA generally will vote AGAINST:

     - Proposals to classify boards, absent special circumstances indicating that shareholder interests would be better served by a classified board structure.

     - Proposals that give management the ability to alter the size of the board without shareholder approval.

     - Proposals that provide directors may be removed only by supermajority vote.

     -    Proposals to eliminate cumulative voting.

     - Proposals which allow more than one vote per share in the election of directors.

     - Proposals that provide that only continuing directors may elect replacements to fill board vacancies.

     - Proposals that mandate a minimum amount of company stock that directors must own.

     -    Proposals to limit the tenure of non-management directors.

CMA will vote on a CASE-BY-CASE basis in contested elections of directors.

CMA generally will vote on a CASE-BY-CASE basis on board approved proposals relating to corporate governance. Such proposals include, but are not limited to:

     - Director and officer indemnification and liability protection. CMA is opposed to entirely eliminating directors' and officers' liability for monetary damages for violating the duty of care. CMA is also opposed to expanding coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. CMA supports proposals which provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (i) the director was found to have acted in good faith and in a manner that he/she reasonably believed was in the best interests of the company, AND (ii) if the director's legal expenses would be covered.

     - Reimbursement of proxy solicitation expenses taking into consideration whether or not CMA was in favor of the dissidents.

     - Proxy contest advance notice. CMA generally will vote FOR proposals that allow shareholders to submit proposals as close to the meeting date as possible while allowing for sufficient time for Company response, SEC review, and analysis by other shareholders.

2. Compensation

CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares for expired options) exceeds an average of 10% of the currently outstanding shares over the previous three years or an average of 3% over the previous three years for directors only, the proposal should be referred to the Proxy Committee. The Committee will then consider the circumstances surrounding the issue and vote in the best interest of CMA's clients. CMA requires that management provide substantial justification for the repricing of options.

CMA generally will vote FOR:

     - Proposals requiring that executive severance arrangements be submitted for shareholder ratification.

     -    Proposals asking a company to expense stock options.

     -    Proposals to put option repricings to a shareholder vote.

     - Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

CMA generally will vote AGAINST:

     - Stock option plans that permit issuance of options with an exercise price below the stock's current market price, or that permit replacing or repricing of out-of-the money options.

     - Proposals to authorize the replacement or repricing of out-of-the money options.

CMA will vote on a CASE-BY-CASE basis proposals regarding approval of specific executive severance arrangements.

3. Capitalization

CMA generally will vote FOR:

     - Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover measure or a general issuance proposal increases the authorization by more than 30% without a clear need presented by the company. Proposals for reverse stock splits should include an overall reduction in authorization. For companies recognizing preemptive rights for existing shareholders, CMA generally will vote FOR general issuance proposals that increase the authorized shares by more than 30%. CMA will vote on a CASE-BY-CASE basis all such proposals by companies that do not recognize preemptive rights for existing shareholders.

     - Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

     - Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

     - Proposals to reduce or change the par value of common stock, provided the number of shares is also changed in order to keep the capital unchanged.

4. Mergers, Restructurings and Other Transactions

CMA will review, on a CASE-BY-CASE basis, business transactions such as mergers, acquisitions, reorganizations, liquidations, spinoffs, buyouts and sale of all or substantially all of a company's assets.

5. Anti-Takeover Measures

CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

Poison Pills

     - CMA votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

     - CMA generally votes FOR shareholder proposals to eliminate a poison pill.

     - CMA generally votes AGAINST management proposals to ratify a poison pill.

Greenmail

     - CMA will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or to otherwise restrict a company's ability to make greenmail payments.

Supermajority vote

     - CMA will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions.

Control Share Acquisition Provisions

     - CMA will vote FOR proposals to opt out of control share acquisition statutes.

6. Other Business Matters

CMA generally will vote FOR:

     - Proposals to approve routine business matters such as changing the company's name and procedural matters relating to the shareholder meeting such as approving the minutes of a prior meeting.

     - Proposals to ratify the appointment of auditors, unless any of the following apply in which case CMA will generally vote AGAINST the proposal:

               -    Credible reason exists to question:

                         The auditor's independence, as determined by applicable regulatory requirements.

                         The accuracy or reliability of the auditor's opinion as to the company's financial position.

               - Fees paid to the auditor or its affiliates for "non-audit" services were excessive, i.e., in excess of the total fees paid for "audit," "audit-related" and "tax compliance" and/or "tax return preparation" services, as disclosed in the company's proxy materials.

     - Bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

     - Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.

CMA generally will vote AGAINST:

     - Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

     - Proposals providing management with authority to adjourn an annual or special shareholder meeting absent compelling reasons, or to adopt, amend or repeal bylaws without shareholder approval, or to vote unmarked proxies in favor of management.

     - Shareholder proposals to change the date, time or location of the company's annual meeting of shareholders.

CMA will vote AGAINST:

     - Authorization to transact other unidentified substantive (as opposed to procedural) business at a meeting.

CMA will vote on a CASE-BY-CASE basis:

     - Proposals to change the location of the company's state of incorporation. CMA considers whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights.

     - Proposals on whether and how to vote on "bundled" or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.

CMA generally will ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. CMA may, on a CASE-BY-CASE basis, vote:



     - FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders; and



     - FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other burdens) to share value which may be expected to flow from passage of the proposal.


7. Other Matters Relating to Foreign Issues

CMA generally will vote FOR:

     - Most stock (scrip) dividend proposals. CMA votes AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

     - Proposals to capitalize the company's reserves for bonus issues of shares or to increase the par value of shares.

     - Proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

     - Management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company's auditors/directors and/or legal action is being taken against the board by other shareholders.

     - Management proposals concerning allocation of income and the distribution of dividends, unless the dividend payout ratio has been consistently below 30 percent without adequate explanation or the payout is excessive given the company's financial position.

     - Proposals for the adoption of financing plans if they are in the best economic interests of shareholders.

8. Investment Company Matters

Election of Directors:

CMA will vote on a CASE-BY-CASE basis proposals for the election of directors, considering the following factors:

     -    Board structure

     -    Attendance at board and committee meetings.

CMA will WITHHOLD votes from directors who:

     - Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

     - Ignore a shareholder proposal that is approved by a majority of shares outstanding;

     - Ignore a shareholder proposal this is approved by a majority of the votes cast for two consecutive years;

     -    Are interested directors and sit on the audit or nominating committee;
          or

     - Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Proxy Contests:

CMA will vote on a CASE-BY-CASE basis proposals for proxy contests, considering the following factors:

     -    Past performance relative to its peers

     -    Market in which fund invests

     - Measures taken by the board to address the pertinent issues (e.g., closed-end fond share market value discount to NAV)

     - Past shareholder activism, board activity and votes on related proposals

     -    Strategy of the incumbents versus the dissidents

     -    Independence of incumbent directors; director nominees

     -    Experience and skills of director nominees

     -    Governance profile of the company

     -    Evidence of management entrenchment

Converting Closed-end Fund to Open-end Fund:

CMA will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

     -    Past performance as a closed-end fund

     -    Market in which the fond invests

     -    Measures taken by the board to address the discount

     - Past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements:

CMA will vote investment advisory agreements on a CASE-BY-CASE basis, considering the following factors:

     -    Proposed and current fee schedules

     -    Fund category/investment objective

     -    Performance benchmarks

     -    Share price performance as compared with peers

     - Resulting fees relative to peers o Assignments (where the adviser undergoes a change of control)

Approving New Classes or Series of Shares:

CMA will vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals:

CMA will vote on a CASE-BY-CASE basis proposals for the authorization for or increase in the preferred shares, considering the following factors:

     -    Stated specific financing purpose

     -    Possible dilution for common shares

     -    Whether the shares can be used for antitakover purposes

Policies Addressed by the 1940 Act:

CMA will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a

CASE-BY-CASE basis, considering the following factors:

     -    Potential competitiveness

     -    Regulatory developments

     -    Current and potential returns

     -    Current and potential risk

CMA generally will vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with current SEC interpretations.

Changing a Fundamental Restriction to a Non-fundamental Restriction:

CMA will vote on a CASE-BY-CASE basis proposals to change a fundamental restriction to a nonfundamental restriction, considering the following factors:

     -    Fund's target investments

     -    Reasons given by the fund for the change

     -    Projected impact of the change on the portfolio

Change Fundamental Investment Objective to Non-fundamental:

CMA will vote AGAINST proposals to change a fund's investment objective from fundamental to non-fundamental unless management acknowledges meaningful limitations upon its future requested ability to change the objective

Name Change Proposals:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund's name, considering the following factors:

     -    Political/economic changes in the target market

     -    Consolidation in the target market

     -    Current asset composition

Change in Fund's Subclassification:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund's Subclassification, considering the following factors:

     -    Potential competitiveness

     -    Current and potential returns

     -    Risk of concentration

     -    Consolidation in target industry

Disposition of Assets/Termination/Liquidation:

CMA will vote on a CASE-BY-CASE basis these proposals, considering the following factors:

     -    Strategies employed to salvage the company

     -    Past performance of the fund

     -    Terms of the liquidation

Changes to the Charter Document:

CMA will vote on a CASE-BY-CASE basis proposals to change the charter document, considering the following factors:

     -    The degree of change implied by the proposal

     -    The efficiencies that could result

     -    The state of incorporation; net effect on shareholder rights

     -    Regulatory standards and implications

CMA will vote FOR:

     - Proposals allowing the Board to impose, without shareholder approval, fees payable upon redemption of fund shares, provided imposition of such fees is likely to benefit long-term fund investors (e.g., by deterring market timing activity by other fund investors)

     - Proposals enabling the Board to amend, without shareholder approval, the fund's management agreement(s) with its investment adviser(s) or sub-advisers, provided the amendment is not required by applicable law (including the 1940 Act) or interpretations there under to require such approval

 CMA will vote AGAINST:

     -    Proposals enabling the Board to:

     -    Change, without shareholder approval the domicile of the fund

          - Adopt, without shareholder approval, material amendments of the fund's declaration of trust or other organizational document

Changing the Domicile of a Fund:

CMA will vote on a CASE-BY-CASE basis proposals to reincorporate, considering the following factors:

     -    Regulations of both states

     -    Required fundamental policies of both states

     -    The increased flexibility available

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder
Approval:

CMA will vote FOR proposals to enable the Board or Investment Adviser to hire and terminate sub-advisers, without shareholder approval, in accordance with applicable rules or exemptive orders under the 1940 Act.

Distribution Agreements:

CMA will vote these proposals on a CASE-BY-CASE basis, considering the following factors:

     -    Fees charged to comparably sized funds with similar objectives

     -    The proposed distributor's reputation and past performance

     -    The competitiveness of the fund in the industry

     -    Terms of the agreement

Master-Feeder Structure:

CMA will vote FOR the establishment of a master-feeder structure.

Mergers:

CMA will vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

     -    Resulting fee structure

     -    Performance of both funds

     -    Continuity of management personnel

     -    Changes in corporate governance and their impact on shareholder rights

Shareholder Proposals to Establish Director Ownership Requirement:

CMA will generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While CMA favors stockownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Shareholder for Expenses Incurred:

CMA will vote on a CASE-BY-CASE basis proposals to reimburse proxy solicitation expenses. Shareholder Proposals to Terminate the Investment Adviser:

CMA will vote on a CASE-BY-CASE basis proposals to terminate the investment adviser, considering the following factors:

     -    Performance of the fund's NAV

     -    The fund's history of shareholder relations

     -    The performance of other funds under the adviser's management

B. ABILITY TO VOTE PROXIES OTHER THAN AS PROVIDED IN A ABOVE.

A Portfolio Manager, sub-adviser or other party involved with a client's account may conclude that the best interest of the firm's client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines stated in Section IV.A. In this situation, he or she shall request that the Proxy Committee consider voting the proxy other than according such Guidelines. If any person, group, or entity requests the Proxy Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person shall furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's, group's, or entity's relationship, if any, with the parties proposing and/or opposing the matter's adoption.

C. PROPOSALS REQUIRING SPECIAL CONSIDERATION

The following proposals require special, individual consideration. The Proxy Committee will determine how proxies related to all such proposals will be voted.

          1. NEW PROPOSALS. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Voting Guideline which will be incorporated into this Policy.

          2. ACCOUNTS ADHERING TO TAFT HARTLEY PRINCIPLES. All proposals for these accounts shall be voted according to the Taft Hartley Guidelines developed by an independent, third-party vendor proxy voting agent.

          3. ACCOUNTS ADHERING TO SOCIALLY RESPONSIBLE PRINCIPLES. All proposals for these accounts shall be voted according to the Socially Responsible Guidelines developed by an independent, third-party vendor proxy voting agent or as specified by the client.

          4. PROXIES OF INTERNATIONAL ISSUERS WHICH BLOCK SECURITIES SALES BETWEEN THE TIME A SHAREHOLDER SUBMITS A PROXY AND THE VOTE. Proposals for these securities shall be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy.

          5. PROXIES OF INVESTMENT COMPANY SHARES. Proposals on issues other than those specified in Section IV.A.

          6. EXECUTIVE/DIRECTOR COMPENSATION. Except as provided in Section IV. A, proposals relating to compensation of any executive or director will be voted as recommended by an independent, third-party vendor proxy voting agent or as otherwise directed by the Proxy Committee.

          7. PREEMPTIVE RIGHTS. Proposals to create or eliminate shareholder preemptive rights. In evaluating these proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

V. VOTING PROCEDURES

The Proxy Committee has developed the following procedures to aid the voting of proxies according to the Voting Guidelines set forth in Section IV above. The Proxy Committee may revise these procedures from time to time, as it deems necessary or appropriate to affect the purposes of this Policy.

     - CMA shall use an independent, third-party vendor (currently Institutional Shareholder Services ("ISS")), to implement its proxy voting process as CMAs proxy voting agent. This retention is subject to CMA continuously assessing the vendor's independence from CMA and its affiliates, and the vendor's ability to perform its responsibilities (and, especially, its responsibility to vote client proxies in accordance with CMA's proxy voting guidelines) free of any actual, potential or apparent material conflicts of interests that may arise between the interests of the vendor, its affiliates, the vendor's other clients and the owners, officers or employees of any such firm, on the one hand, and CMA's clients, on the other hand. As means of performing this assessment, CMA will require various reports and notices from the vendor, as well as periodic audits of the vendor's voting record and other due diligence.

     - ISS shall provide proxy analysis and record keeping services in addition to voting proxies on behalf of CMA in accordance with this Policy.

     - On a daily basis CMA shall send to ISS a holdings file detailing each equity holding held in all accounts over which CMA has voting authority. Information regarding equity holdings for international portfolio shall be sent weekly.

     - ISS shall receive proxy material information from Proxy Edge or the custodian bank for the account. This shall include issues to be voted upon, together with a breakdown of holdings for CMA accounts. ISS shall then reconcile information it receives from CMA with that it has received from Proxy Edge and custodian banks. Any discrepancies shall be promptly noted and resolved by ISS, with notice to CMA.

     - Whenever a vote is solicited, ISS shall execute the vote according to CMA's Voting Guidelines previously delivered by CMA to ISS as set forth in Section IV.A.

               If ISS is not sure how to vote a particular proxy, then ISS will issue a request for voting instructions to CMA over a secure website. CMA personnel shall check this website regularly. The request shall be accompanied by a recommended vote. The recommended vote shall be based upon CMA's understanding of the Voting Guidelines previously delivered to ISS. CMA shall promptly provide ISS with any amendments or modifications to the Voting Guidelines if necessary. CMA shall return a final instruction to vote to ISS, which ISS shall record with Proxy Edge or the custodian bank as our agent.

     - Each time that ISS shall send CMA a request to vote the request shall be accompanied by the recommended vote determined in accordance with CMA's Voting Guidelines. ISS shall vote as indicated in the request unless the client has reserved discretion, the Proxy Committee determines that the best interest of clients requires another vote or the proposal is a matter as to which the Proxy Committee affords special, individual consideration under Section IV.C. In such situations ISS shall vote based on the direction of the client or the Proxy Committee, as the case may be. The interests of CMA's Taft Hartley or Socially Responsible clients may impact a proposal that normally should be voted in a certain way. ISS shall inform CMA of all proposals having impact on its Taft Hartley and or Socially Responsible clients. The Proxy Voting Committee shall be consulted before a vote is placed in cases where Taft Hartley or Socially Responsible issues are presented.

     - ISS shall have procedures in place to ensure that a vote is cast on every security holding maintained by CMA on which a vote is solicited unless otherwise directed by the Proxy Committee. On a yearly basis, or as required by our clients CMA shall receive a report from ISS detailing CMA's voting for the previous period.

     - If CMA determines before the voting deadline that ISS has cast a vote on CMA's behalf that is not in accordance with this policy, CMA shall resubmit the vote in accordance to the voting guidelines.

          - However, after the voting deadline, it is not possible to change a vote, so the issue shall be raised to the Proxy Committee and addressed with ISS.

VI. AVAILABILITY OF PROXY POLICY AND VOTING RECORD

A summary disclosure regarding the provisions of this Policy is available in CMA's Form ADV. Upon receipt of a Client's request for more information, CMA will provide to the Client a copy of this Policy and/or how CMA voted proxies for the Client pursuant to this Policy for up to a one-year period.

ISS 2006 US PROXY VOTING GUIDELINES

                                                               2099 GAITHER ROAD
                                                                       SUITE 501
                                                      ROCKVILLE, MD - 20850-4045
                                                                  (301) 556-0500
                                                              FAX (301) 556-0486
                                                                WWW.ISSPROXY.COM

All rights reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher.

Requests for permission to make copies of any part of this work should be sent to:

Institutional Shareholder Services
Marketing Department
2099 Gaither Road
Rockville, MD 20850
ISS is a trademark used herein under license.

(C) 2005 Institutional Shareholder Services Inc. All Rights Reserved.

Liquidations

Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition Private Placements/Warrants/Convertible Debentures

                    ISS 2006 PROXY VOTING GUIDELINES SUMMARY

                       EFFECTIVE FOR MEETINGS FEB 1, 2006
                              UPDATED DEC 19, 2005

     The following is a condensed version of the proxy voting recommendations contained in the ISS Proxy Voting Manual.

1. OPERATIONAL ITEMS

Adjourn Meeting
Amend Quorum Requirements
Amend Minor Bylaws
Change Company Name
Change Date, Time, or Location of Annual Meeting
Ratifying Auditors
Transact Other Business

2. BOARD OF DIRECTORS:

Voting on Director Nominees in Uncontested Elections
2006 Classification of Directors
Age Limits
Board Size
Classification/Declassification of the Board
Cumulative Voting
Director and Officer Indemnification and Liability Protection
Establish/Amend Nominee Qualifications
Filling Vacancies/Removal of Directors
Independent Chair (Separate Chair/CEO)
Majority of Independent Directors/Establishment of Committees
Majority Vote Shareholder Proposals
Office of the Board
Open Access
Stock Ownership Requirements
Term Limits

3. PROXY CONTESTS

Voting for Director Nominees in Contested Elections
Reimbursing Proxy Solicitation Expenses
Confidential Voting

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

Advance Notice Requirements for Shareholder Proposals/Nominations
Amend Bylaws without Shareholder Consent
Poison Pills
Shareholder Ability to Act by Written Consent
Shareholder Ability to Call Special Meetings
Supermajority Vote Requirements

5. MERGERS AND CORPORATE RESTRUCTURINGS

Overall Approach
Appraisal Rights
Asset Purchases
Asset Sales
Bundled Proposals
Conversion of Securities
Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans
Formation of Holding Company

Going Private Transactions (LBOs, Minority Squeezeouts, and Going Dark) Joint Ventures
Spinoffs
Value Maximization Proposals

6. STATE OF INCORPORATION

Control Share Acquisition Provisions
Control Share Cash-out Provisions
Disgorgement Provisions
Fair Price Provisions
Freeze-out Provisions
Greenmail
Reincorporation Proposals
Stakeholder Provisions
State Antitakeover Statutes

7. CAPITAL STRUCTURE

Adjustments to Par Value of Common Stock
Common Stock Authorization
Dual-Class Stock
Issue Stock for Use with Rights Plan
Preemptive Rights
Preferred Stock
Recapitalization
Reverse Stock Splits
Share Repurchase Programs
Stock Distributions: Splits and Dividends
Tracking Stock

8. EXECUTIVE AND DIRECTOR COMPENSATION

Equity Compensation Plans
Cost of Equity Plans
Repricing Provisions
Pay-for Performance Disconnect
Three-Year Burn Rate/Burn Rate Commitment
Poor Pay Practices
Specific Treatment of Certain Award Types in Equity Plan Evaluations:
Dividend Equivalent Rights
Liberal Share Recycling Provisions
Transferable Stock Option Awards
Other Compensation Proposals and Policies
401(k) Employee Benefit Plans
Director Compensation
Director Retirement Plans
Disclosure of CEO Compensation-Tally Sheet
Employee Stock Ownership Plans (ESOPs)
Employee Stock Purchase Plans-- Qualified Plans
Employee Stock Purchase Plans-- Non-Qualified Plans
Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)
Option Exchange Programs/Repricing Options
Stock Plans in Lieu of Cash
Transfer Programs of Stock Options
Shareholder Proposals on Compensation
Disclosure/Setting Levels or Types of Compensation for Executives and Directors
Option Expensing

Option Repricing
Pension Plan Income Accounting
Performance-Based Awards
Severance Agreements for Executives/Golden Parachutes
Supplemental Executive Retirement Plans (SERPs)

9. CORPORATE RESPONSIBILITY

Consumer Issues and Public Safety
Animal Rights
Drug Pricing
Drug Reimportation
Genetically Modified Foods
Handguns
HIV/AIDS
Predatory Lending
Tobacco
Toxic Chemicals
Environment and Energy
Arctic National Wildlife Refuge
CERES Principles
Concentrated Area Feeding Operations (CAFOs)
Environmental-Economic Risk Report
Environmental Reports
Global Warming
Kyoto Protocol Compliance
Land Use
Nuclear Safety
Operations in Protected Areas
Recycling
Renewable Energy
Sustainability Report
General Corporate Issues
Charitable/Political Contributions
Link Executive Compensation to Social Performance
Outsourcing/Offshoring
Labor Standards and Human Rights
China Principles
Country-specific Human Rights Reports
International Codes of Conduct/Vendor Standards
MacBride Principles
Military Business
Foreign Military Sales/Offsets
Landmines and Cluster Bombs
Nuclear Weapons
Operations in Nations Sponsoring Terrorism (e.g., Iran)
Spaced-Based Weaponization
Workplace Diversity
Board Diversity
Equal Employment Opportunity (EEO)
Glass Ceiling
Sexual Orientation

10. MUTUAL FUND PROXIES

Election of Directors
Converting Closed-end Fund to Open-end Fund
Proxy Contests

Investment Advisory Agreements
Approving New Classes or Series of Shares
Preferred Stock Proposals
1940 Act Policies
Changing a Fundamental Restriction to a Nonfundamental Restriction
Change Fundamental Investment Objective to Nonfundamental
Name Change Proposals
Change in Fund's Subclassification
Disposition of Assets/Termination/Liquidation
Changes to the Charter Document
Changing the Domicile of a Fund
Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder approval
Distribution Agreements
Master-Feeder Structure
Mergers
Shareholder Proposals for Mutual Funds
Establish Director Ownership Requirement
Reimburse Shareholder for Expenses Incurred
Terminate the Investment Advisor

1. OPERATIONAL ITEMS

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

     - An auditor has a financial interest in or association with the company, and is therefore not independent,

     - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position, or

     -    Fees for non-audit services ("Other" fees) are excessive.

Non-audit fees are excessive if: Non-audit ("other") fees >audit fees + audit-related fees + tax compliance/preparation fees.

Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to "Other" fees. If the breakout of tax fees cannot be determined, add all tax fees to "Other" fees.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, the number of Audit Committee meetings held each year, the number of financial experts serving on the committee, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

2. BOARD OF DIRECTORS:

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

     -    Composition of the board and key board committees;

     -    Attendance at board and committee meetings;

     -    Corporate governance provisions and takeover activity;

     -    Disclosures under Section 404 of Sarbanes-Oxley Act;

     -    Long-term company performance relative to a market and peer index;

     -    Extent of the director's investment in the company;

     -    Existence of related party transactions;

     -    Whether the chairman is also serving as CEO;

     -    Whether a retired CEO sits on the board;

     -    Number of outside boards at which a director serves.

WITHHOLD from individual directors who:

     - Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

     -    Sit on more than six public company boards;

     - Are CEOs of public companies who sit on the boards of more than two public companies besides their own--withhold only at their outside boards.

WITHHOLD from the entire board of directors, (excepting new nominees, who should be considered on a CASE-BY-CASE basis) if:

     - The company's poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

     - The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;

     - The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;

     - The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

     - The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

     - At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;

     - A Russell 3000 company underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group (GICS) based on a weighted average TSR. The weightings are as follows: 20 percent weight on 1-year TSR; 30 percent weight on 3-year TSR; and 50 percent weight on 5-year TSR. Company's response to performance issues will be considered before withholding.

WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

     - The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

     - The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

     -    The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

     - The non -audit fees paid to the auditor are excessive (see discussion under Ratifying Auditors);

     - A material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

WITHHOLD from the members of the Compensation Committee if:

     - There is a negative correlation between chief executive pay and company performance (see discussion under Equity compensation Plans);

     - The company fails to submit one-time transfers of stock options to a shareholder vote;

     - The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

     - The company has poor compensation practices, which include, but are not limited to:

          - Egregious employment contracts including excessive severance provisions;

          -    Excessive perks that dominate compensation;

          -    Huge bonus payouts without justifiable performance linkage;

          - Performance metrics that are changed during the performance period;

          -    Egregious SERP (Supplemental Executive Retirement Plans) payouts;

          -    New CEO with overly generous new hire package;

          -    Internal pay disparity;

          - Other excessive compensation payouts or poor pay practices at the company.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

2006 CLASSIFICATION OF DIRECTORS

INSIDE DIRECTOR (I)

     -    Employee of the company or one of its affiliates; (1)

     - Non-employee officer of the company if among the five most highly paid individuals (excluding interim CEO);

     -    Listed as a Section 16 officer; (2)

     -    Current interim CEO;

     - Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a defined group).

AFFILIATED OUTSIDE DIRECTOR (AO)

     -    Board attestation that an outside director is not independent;

     -    Former CEO of the company;

     -    Former CEO of an acquired company within the past five years;

     - Former interim CEO if the service was longer than 18 months. If the service was between twelve and eighteen months an assessment of the interim CEO's employment agreement will be made;(3)

     - Former executive of the company, an affiliate or an acquired firm within the past five years;

     - Executive of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years;

     - Executive, former executive, general or limited partner of a joint venture or partnership with the company;

     -    Relative (4) of a current employee of company or its affiliates;

     - Relative (4) of former executive, including CEO, of company or its affiliate within the last five years;

     - Currently provides (or a relative provides) professional services directly to the company, to an affiliate of the company or an individual officer of the company or one of its affiliates;

     - Employed by (or a relative is employed by) a significant customer or supplier; (5)

     - Has (or a relative has) any transactional relationship with the company or its affiliates excluding investments in the company through a private placement; (5)

     - Any material financial tie or other related party transactional relationship to the company;

     - Party to a voting agreement to vote in line with management on proposals being brought to shareholder vote;

     - Has (or a relative has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation and Stock Option Committee; (6)

     -    Founder (7) of the company but not currently an employee;

     - Is (or a relative is) a trustee, director or employee of a charitable or non-profit organization that receives grants or endowments (5) from the company or its affiliates. (1)

INDEPENDENT OUTSIDE DIRECTOR (IO)

     -    No material (8) connection to the company other than a board seat.

----------
FOOTNOTES:

(1) "Affiliate" includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

(2) "Executives" (officers subject to Section 16 of the Securities and Exchange Act of 1934) include the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division or policy function).

(3) ISS will look at the terms of the interim CEO's employment contract to determine if it contains severance pay, long-term health and pension benefits or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was underway for a full-time CEO at the time.

(4) "Relative" follows the NYSE definition of "immediate family members" which covers: spouses, parents, children, siblings, in-laws, and anyone sharing the director's home.

(5) If the company makes or receives annual payments exceeding the greater of $200,000 or five percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction).

(6) Interlocks include: (a) executive officers serving as directors on each other's compensation or similar committees (or, in the absence of such a committee, on the board) or (b) executive officers sitting on each other's boards and at least one serves on the other's compensation or similar committees (or, in the absence of such a committee, on the board).

(7) The operating involvement of the Founder with the company will be considered. Little to no operating involvement may cause ISS to deem the Founder as an independent outsider.

(8) For purposes of ISS' director independence classification, "material" will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

AGE LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through mandatory retirement ages.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Generally vote AGAINST proposals to eliminate cumulative voting. Vote CASE-BY-CASE if the company has in place one of the three corporate governance structures that are listed below.

Vote CASE-BY-CASE on proposals to restore or permit cumulative voting. If one of these three structures is present, vote AGAINST the proposal:

     -    the presence of a majority threshold voting standard;

     - a proxy access provision in the company's bylaws or governance documents; or

     - a counterbalancing governance structure coupled with acceptable relative performance.

The counterbalancing governance structure coupled with acceptable relative performance should include all of the following:

     -    Annually elected board;

     -    Two-thirds of the board composed of independent directors;

     -    Nominating committee composed solely of independent directors;

     - Confidential voting; however, there may be a provision for suspending confidential voting during proxy contests;

     - Ability of shareholders to call special meetings or act by written consent with 90 days' notice;

     -    Absence of superior voting rights for one or more classes of stock;

     - Board does not have the right to change the size of the board beyond a stated range that has been approved by shareholders;

     - The company has not under-performed its peers and index on a one-year and three-year basis, unless there has been a change in the CEO position within the last three years;

     - No director received WITHHOLD votes of 35% or more of the votes cast in the previous election.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

     - The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

     -    If only the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders' ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

     - Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:

          - Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

          - Serves as liaison between the chairman and the independent directors,

          -    Approves information sent to the board,

          -    Approves meeting agendas for the board,

          - Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,

          -    Has the authority to call meetings of the independent directors,

          - If requested by major shareholders, ensures that he is available for consultation and direct communication;

     -    Two-thirds independent board;

     -    All-independent key committees;

     -    Established governance guidelines;

     -    The company does not under-perform its peers.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

MAJORITY VOTE SHAREHOLDER PROPOSALS

Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g. contested elections).

Consider voting AGAINST the shareholder proposal if the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

Policies should address the specific circumstances at each company. At a minimum, a company's policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election:

     - Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;

     - The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee's status;

     - The policy needs to specify that the process of determining the nominee's status will be managed by independent directors and must exclude the nominee in question;

     - An outline of a range of remedies that can be considered concerning the nominee needs to be in the policy (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);

     - The final decision on the nominee's status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe in which the decision will be disclosed and a full explanation of how the decision was reached.

In addition, the company should articulate to shareholders why this alternative to a full majority threshold voting standard is the best structure at this time for demonstrating accountability to shareholders. Also evaluate the company's history of accountability to shareholders in its governance structure and in its actions. In particular, a classified board structure or a history of ignoring majority supported shareholder proposals will be considered at a company which receives a shareholder proposal requesting the elimination of plurality voting in favor of majority threshold for electing directors.

OFFICE OF THE BOARD

Generally vote FOR shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communications between shareholders and non-management directors, unless the company has all of the following:

     - Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

     - Effectively disclosed information with respect to this structure to its shareholders;

     - Company has not ignored majority supported shareholder proposals or a majority WITHHOLD on a director nominee; and

     - The company has an independent chairman or a lead/presiding director, according to ISS' definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

OPEN ACCESS

Generally vote FOR reasonably crafted shareholder proposals providing shareholders with the ability to nominate director candidates to be included on management's proxy card, provided the proposal substantially mirrors the SEC's proposed two-trigger formulation (see the proposed "Security Holder Director Nominations" rule (http://www.sec.gov/rules/proposed/34-48626.htm) or ISS' comment letter to the SEC dated 6/13/2003, available on ISS website under Governance Center- ISS Position Papers).

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is desired, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

TERM LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

     - Long-term financial performance of the target company relative to its industry;

     -    Management's track record;

     -    Background to the proxy contest;

     -    Qualifications of director nominees (both slates);

     - Strategic plan of dissident slate and quality of critique against management;

     - Likelihood that the proposed goals and objectives can be achieved (both slates);

     -    Stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

     -    Shareholders have approved the adoption of the plan; or

     - The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

     -    No lower than a 20% trigger, flip-in or flip-over;

     -    A term of no more than three years;

     - No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

     - Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS

OVERALL APPROACH

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

     - Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

     - Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

     - Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

     - Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

     - Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to

     - non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

     - Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

     -    Purchase price;

     -    Fairness opinion;

     -    Financial and strategic benefits;

     -    How the deal was negotiated;

     -    Conflicts of interest;

     -    Other alternatives for the business;

     -    Non-completion risk.

ASSET SALES

Vote CASE-BY-CASE on asset sales, considering the following factors:

     -    Impact on the balance sheet/working capital;

     -    Potential elimination of diseconomies;

     -    Anticipated financial and operating benefits;

     -    Anticipated use of funds;

     -    Value received for the asset;

     -    Fairness opinion;

     -    How the deal was negotiated;

     -    Conflicts of interest.

BUNDLED PROPOSALS

Vote CASE-BY-CASE on bundled or "conditional" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the following:

     -    Dilution to existing shareholders' position;

     -    Terms of the offer;

     -    Financial issues;

     -    Management's efforts to pursue other alternatives;

     -    Control issues;

     -    Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

     -    The reasons for the change;

     -    Any financial or tax benefits;

     -    Regulatory benefits;

     -    Increases in capital structure;

     -    Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

     - Increases in common or preferred stock in excess of the allowable maximum (see discussion under "Capital Structure");

     -    Adverse changes in shareholder rights.

GOING PRIVATE TRANSACTIONS (LBOS, MINORITY SQUEEZEOUTS, AND GOING DARK)

Vote CASE-BY-CASE on going private transactions, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

Vote CASE-BY-CASE on "going dark" transactions, determining whether the transaction enhances shareholder value by taking into consideration:

     - Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

     -    Cash-out value;

     - Whether the interests of continuing and cashed-out shareholders are balanced; and

     -    The market reaction to public announcement of transaction.

JOINT VENTURES

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

     -    Percentage of assets/business contributed;

     -    Percentage ownership;

     -    Financial and strategic benefits;

     -    Governance structure;

     -    Conflicts of interest;

     -    Other alternatives;

     -    Noncompletion risk.

LIQUIDATIONS

Vote CASE-BY-CASE on liquidations, taking into account the following:

     -    Management's efforts to pursue other alternatives;

     -    Appraisal value of assets; and

     -    The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

Vote CASE-BY-CASE on mergers and acquisitions, determining whether the transaction enhances shareholder value by giving consideration to items listed under "Mergers and Corporate Restructurings: Overall Approach."

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Vote CASE-BY-CASE on proposals regarding private placements, taking into consideration:

     -    Dilution to existing shareholders' position;

     -    Terms of the offer;

     -    Financial issues;

     -    Management's efforts to pursue other alternatives;

     -    Control issues;

     -    Conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS

Vote CASE-BY-CASE on spin-offs, considering:

     -    Tax and regulatory advantages;

     -    Planned use of the sale proceeds;

     -    Valuation of spinoff;

     -    Fairness opinion;

     -    Benefits to the parent company;

     -    Conflicts of interest;

     -    Managerial incentives;

     -    Corporate governance changes;

     -    Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:

     -    Prolonged poor performance with no turnaround in sight;

     -    Signs of entrenched board and management;

     -    Strategic plan in place for improving value;

     -    Likelihood of receiving reasonable value in a sale or dissolution; and

     - Whether company is actively exploring its strategic options, including retaining a financial advisor.

6. STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASH-OUT PROVISIONS

Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

DISGORGEMENT PROVISIONS

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZE-OUT PROVISIONS

Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

GREENMAIL

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws.

Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes

Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7. CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

     -    Rationale;

     - Good performance with respect to peers and index on a five-year total shareholder return basis;

     -    Absence of non-shareholder approved poison pill;

     -    Reasonable equity compensation burn rate;

     -    No non-shareholder approved pay plans; and

     -    Absence of egregious equity compensation practices.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

     - It is intended for financing purposes with minimal or no dilution to current shareholders;

     - It is not designed to preserve the voting power of an insider or significant shareholder.

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration: the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

     -    More simplified capital structure;

     -    Enhanced liquidity;

     -    Fairness of conversion terms;

     -    Impact on voting power and dividends;

     -    Reasons for the reclassification;

     -    Conflicts of interest; and

     -    Other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increased calculated using the Capital Structure model.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

     -    Adverse governance changes;

     -    Excessive increases in authorized capital stock;

     -    Unfair method of distribution;

     -    Diminution of voting rights;

     -    Adverse conversion features;

     -    Negative impact on stock option plans; and

     -    Alternatives such as spin-off.

8. EXECUTIVE AND DIRECTOR COMPENSATION

EQUITY COMPENSATION PLANS

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

     -    The total cost of the company's equity plans is unreasonable;

     - The plan expressly permits the repricing of stock options without prior shareholder approval;

     -    There is a disconnect between CEO pay and the company's performance;

     - The company's three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or

     -    The plan is a vehicle for poor pay practices.

Each of these factors is further described below:

COST OF EQUITY PLANS

Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders' equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers' historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company's allowable cap.

REPRICING PROVISIONS

Vote AGAINST plans that expressly permit the repricing of stock options without prior shareholder approval, even if the cost of the plan is reasonable.

Vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.

PAY-FOR PERFORMANCE DISCONNECT

Generally vote AGAINST plans in which:

     - there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance);

     -    the main source of the pay increase (over half) is equity-based, and

     -    the CEO is a participant of the equity proposal.

Performance decreases are based on negative one- and three-year total shareholder returns. CEO pay increases are based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year.

WITHHOLD votes from the Compensation Committee members when the company has a pay for performance disconnect.

On a CASE-BY-CASE basis, vote for equity plans and FOR compensation committee members with a pay-for-performance disconnect if compensation committee members can present strong and compelling evidence of improved committee performance. This evidence must go beyond the usual compensation committee report disclosure. This additional evidence necessary includes all of the following:

     - The compensation committee has reviewed all components of the CEO's compensation, including the following:

          -    Base salary, bonus, long-term incentives;

          - Accumulative realized and unrealized stock option and restricted stock gains;

          - Dollar value of perquisites and other personal benefits to the CEO and the total cost to the company;

          - Earnings and accumulated payment obligations under the company's nonqualified deferred compensation program;

          - Actual projected payment obligations under the company's supplemental executive retirement plan (SERPs).

A tally sheet setting forth all the above components was prepared and reviewed affixing dollar amounts under the various payout scenarios. (A complete breakdown of pay components also can be found in Disclosure of CEO Compensation
- Tally Sheet.)

A tally sheet with all the above components should be disclosed for the following termination scenarios:

          -    Payment if termination occurs within 12 months: $ _____ ;

          - Payment if "not for cause" termination occurs within 12 months: $ _____ ;

          - Payment if "change of control" termination occurs within 12 months: $ _____ .

The compensation committee is committed to providing additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered, as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet ISS' requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

The compensation committee is committed to granting a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options(1) or performance-accelerated grants.(2) Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

THREE-YEAR BURN RATE/BURN RATE COMMITMENT

Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean (per the following Burn Rate Table) and is over two percent of common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.

However, vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation, assuming all other conditions for voting FOR the plan have been met. If a company fails to fulfill its burn rate commitment, vote to WITHHOLD from the compensation committee.

----------
(1) Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company's underlying performance.

(2) Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).

2006 PROXY SEASON BURN RATE TABLE

                                                                 RUSSELL 3000                    NON-RUSSELL 3000
                                                      ---------------------------------   ------------------------------
                                                                STANDARD                           STANDARD
    GICS                   DESCRIPTION                 MEAN     DEVIATION    MEAN+STDEV    MEAN   DEVIATION   MEAN+STDEV
    ----      -------------------------------------   -----   ------------   ----------   -----   ---------   ----------
    1010      Energy                                  1.53%       0.96%         2.50%     2.03%      2.53%       4.56%
    1510      Materials                               1.37%       0.74%         2.11%     2.15%      2.01%       4.16%
    2010      Capital Goods                           1.84%       1.09%         2.93%     2.74%      2.63%       5.37%
    2020      Commercial Services & Supplies          2.73%       1.60%         4.33%     3.43%      4.18%       7.61%
    2030      Transportation                          1.76%       1.71%         3.47%     2.18%      2.12%       4.30%
    2510      Automobiles & Components                1.97%       1.27%         3.24%     2.23%      2.29%       4.51%
    2520      Consumer Durables & Apparel             2.04%       1.22%         3.26%     2.86%      2.48%       5.35%
    2530      Hotels Restaurants & Leisure            2.22%       1.09%         3.31%     2.71%      2.46%       5.17%
    2540      Media                                   2.14%       1.24%         3.38%     3.26%      2.52%       5.77%
    2550      Retailing                               2.54%       1.59%         4.12%     4.01%      4.03%       8.03%
3010, 3020,
    3030      Food & Staples Retailing                1.82%       1.31%         3.13%     2.20%      2.79%       4.99%
    3510      Health Care Equipment & Services        3.20%       1.71%         4.91%     4.33%      3.20%       7.53%
    3520      Pharmaceuticals & Biotechnology         3.70%       1.87%         5.57%     5.41%      4.74%      10.15%
    4010      Banks                                   1.46%       1.00%         2.46%     1.38%      1.42%       2.79%
    4020      Diversified Financials                  3.00%       2.28%         5.28%     4.46%      4.01%       8.47%
    4030      Insurance                               1.52%       1.04%         2.56%     2.25%      2.85%       5.10%
    4040      Real Estate                             1.30%       1.01%         2.31%     1.12%      1.67%       2.79%
    4510      Software & Services                     5.02%       2.98%         8.00%     6.92%      6.05%      12.97%
    4520      Technology Hardware & Equipment         3.64%       2.48%         6.11%     4.73%      4.02%       8.75%
    4530      Semiconductors & Semiconductor Equip.   4.81%       2.86%         7.67%     5.01%      3.06%       8.07%
    5010      Telecommunication Services              2.31%       1.61%         3.92%     3.70%      3.41%       7.11%
    5510      Utilities                               0.94%       0.62%         1.56%     2.11%      4.13%       6.24%

For companies that grant both full value awards and stock options to their employees, apply a premium on full value awards for the past three fiscal years as follows:

                             ANNUAL STOCK PRICE VOLATILITY                    PREMIUM
                             -----------------------------   ----------------------------------------
High annual volatility       53% and higher                  1 full-value award for 1.5 option shares
Moderate annual volatility   25% - 52%                       1 full-value award for 2.0 option shares
Low annual volatility        Less than 25%                   1 full-value award for 4.0 option shares

POOR PAY PRACTICES

Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

WITHHOLD from compensation committee members if the company has poor compensation practices.

Poor compensation practices include, but are not limited to, the following:

     - Egregious employment contracts including excessive severance provisions;

     -    Excessive perks that dominate compensation;

     -    Huge bonus payouts without justifiable performance linkage;

     -    Performance metrics that are changed during the performance period;

     -    Egregious SERP (Supplemental Executive Retirement Plans) payouts;

     -    New CEO with overly generous hiring package;

     -    Internal pay disparity;

     - Other excessive compensation payouts or poor pay practices at the company.

SPECIFIC TREATMENT OF CERTAIN AWARD TYPES IN EQUITY PLAN EVALUATIONS:

DIVIDEND EQUIVALENT RIGHTS

Equity plans that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

LIBERAL SHARE RECYCLING PROVISIONS

Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

TRANSFERABLE STOCK OPTION AWARDS

For transferable stock option award types within a new equity plan, calculate the cost of the awards by setting their forfeiture rate to zero when comparing to the allowable cap. In addition, in order to vote FOR plans with such awards, the structure and mechanics of the ongoing transferable stock option program must be disclosed to shareholders; and amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

OTHER COMPENSATION PROPOSALS AND POLICIES

401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

DIRECTOR COMPENSATION

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:

     - Director stock ownership guidelines with a minimum of three times the annual cash retainer.

     -    Vesting schedule or mandatory holding/deferral period:

          - A minimum vesting of three years for stock options or restricted stock; or

          - Deferred stock payable at the end of a three-year deferral period.

     -    Mix between cash and equity:

          - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

          - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

     - No retirement/benefits and perquisites provided to non-employee directors; and

     - Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

DISCLOSURE OF CEO COMPENSATION-TALLY SHEET

Encourage companies to provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.

In addition to the current SEC requirements, the following table sets forth the current minimum standard on CEO pay disclosure according to ISS's guidelines:

           Component                  Amount Earned/Granted                       Description
           ---------                  ---------------------                       -----------
Base Salary                      Current figure                   Explanation of any increase in base salary

Annual Incentive                 Target:                          Explanation of specific performance
                                 Actual earned:                   measures and actual deliverables.

                                                                  State amount tied to actual
                                                                  performance.

                                                                  State any discretionary bonus.

Stock Options                    Number granted:                  Rationale for determining the

                                 Exercise price:                  number of stock options
                                 Vesting:                         issued to CEO.
                                 Grant value:

                                                                  Accumulated dividend
                                                                  equivalents (if any).

Restricted Stock                 Number granted:                  Performance based or time
                                 Vesting:                         based.
                                 Grant value:

                                                                  Rationale for determining the
                                                                  number of restricted stock
                                                                  issued to CEO.

                                                                  Accumulated dividends on
                                                                  vested and unvested portion.

Performance Shares               Minimum:                         Explanation of specific
                                 Target:                          performance measures and
                                 Maximum:                         actual deliverables.
                                 Actual earned:
                                 Grant value:                     Any dividends on unearned
                                                                  performance shares.

Deferred compensation            Executive portion:               Provide structure and terms of
                                 Company match (if any):          program.

                                 Accumulated executive portion:   Explanation of interest,
                                 Accumulated company match        formulas, minimum
                                 (if any):                        guarantees or multipliers on
                                                                  deferred compensation.

                                                                  Any holding periods on the
                                                                  company match portion.

                                                                  Funding mechanism

Supplemental retirement          Actual projected payment         Provide structure and terms of
benefit                          obligations                      program.

                                                                  Explanation of formula,
                                                                  additional credits for years not
                                                                  worked, multipliers or interest
                                                                  on SERPs.

                                                                  Funding mechanism.

Executive perquisites            Breakdown of the market          The types of perquisites
                                 value of various perquisites     provided. Examples: company
                                                                  aircraft, company cars, etc.

Gross-ups (if any)               Breakdown of gross-ups for
                                 any pay component

Severance associated with        Estimated payout amounts for     Single trigger or double
change-in-control                cash, equity and benefits        trigger.

Severance (Termination           Estimated payout amounts for
scenario under "for cause" and   cash, equity and benefits
"not for cause")                 under different scenarios

Post retirement package          Estimated value of consulting
                                 agreement and continuation of
                                 benefits

ESTIMATED TOTAL PACKAGE          $

See the remedy for Pay for Performance disconnect for a more qualitative description of certain pay components.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

EMPLOYEE STOCK PURCHASE PLANS-- QUALIFIED PLANS

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

     -    Purchase price is at least 85 percent of fair market value;

     -    Offering period is 27 months or less; and

     - The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

     -    Purchase price is less than 85 percent of fair market value; or

     -    Offering period is greater than 27 months; or

     - The number of shares allocated to the plan is more than ten percent of the outstanding shares.

EMPLOYEE STOCK PURCHASE PLANS-- NON-QUALIFIED PLANS

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

     - Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

     - Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

     - Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;

     - No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Vote CASE-BY-CASE on amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) as long as the plan does not exceed the allowable cap and the plan does not violate any of the supplemental policies.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

OPTION EXCHANGE PROGRAMS/REPRICING OPTIONS

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

     -    Historic trading patterns;

     -    Rationale for the repricing;

     -    Value-for-value exchange;

     -    Treatment of surrendered options;

     -    Option vesting;

     -    Term of the option;

     -    Exercise price;

     -    Participation.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's three-year average burn rate.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

STOCK PLANS IN LIEU OF CASH

Vote CASE-by-CASE on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote FOR non-employee director only equity plans which provide a dollar-for-dollar cash for stock exchange.

Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

TRANSFER PROGRAMS OF STOCK OPTIONS

One-time Transfers: WITHHOLD votes from compensation committee members if they fail to submit one-time transfers for to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

     - Executive officers and non-employee directors are excluded from participating;

     - Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

     - There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the-money" over the near term.

SHAREHOLDER PROPOSALS ON COMPENSATION

DISCLOSURE/SETTING LEVELS OR TYPES OF COMPENSATION FOR EXECUTIVES AND DIRECTORS

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

OPTION REPRICING

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

PENSION PLAN INCOME ACCOUNTING

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

PERFORMANCE-BASED AWARDS

Generally vote FOR shareholder proposals advocating the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless:

     - The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options);

     - The company demonstrates that it is using a substantial portion of performance-based awards for its top executives, where substantial portion would constitute 50 percent of the shares awarded to those executives for that fiscal year.

SEVERANCE AGREEMENTS FOR EXECUTIVES/GOLDEN PARACHUTES

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

     -    The triggering mechanism should be beyond the control of management;

     - The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

     - Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

9. CORPORATE RESPONSIBILITY

CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

     - The company is conducting animal testing programs that are unnecessary or not required by regulation;

     - The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

     - The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

     - The company has already published a set of animal welfare standards and monitors compliance;

     - The company's standards are comparable to or better than those of peer firms; and

     - There are no serious controversies surrounding the company's treatment of animals.

DRUG PRICING

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

     -    The existing level of disclosure on pricing policies;

     -    Deviation from established industry pricing norms;

     - The company's existing initiatives to provide its products to needy consumers;

     - Whether the proposal focuses on specific products or geographic regions.

DRUG REIMPORTATION

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation.

GENETICALLY MODIFIED FOODS

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

     - The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;

     - The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure;

     - Company's current disclosure on the feasibility of GE product labeling, including information on the related costs;

     - Any voluntary labeling initiatives undertaken or considered by the company.

Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds. Evaluate the following:

     - The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;

     - The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure;

     - The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:

     - The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees;

     - The company's existing healthcare policies, including benefits and healthcare access for local workers;

     -    Company donations to healthcare providers operating in the region.

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

     - Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;

     - Whether the company has adequately disclosed the financial risks of its subprime business;

     - Whether the company has been subject to violations of lending laws or serious lending controversies;

     -    Peer companies' policies to prevent abusive lending practices.

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

     - Whether the company complies with all local ordinances and regulations;

     - The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness;

     -    The risk of any health-related liabilities.

Advertising to youth:

     - Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations;

     - Whether the company has gone as far as peers in restricting advertising;

     - Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;

     - Whether restrictions on marketing to youth extend to foreign countries.

Cease production of tobacco-related products or avoid selling products to tobacco companies:

     -    The percentage of the company's business affected;

     - The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spin-off tobacco-related businesses:

     -    The percentage of the company's business affected;

     -    The feasibility of a spin-off;

     - Potential future liabilities related to the company's tobacco business.

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

TOXIC CHEMICALS

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals.

Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals, considering:

     -    Current regulations in the markets in which the company operates;

     - Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and

     -    The current level of disclosure on this topic.

Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

     - New legislation is adopted allowing development and drilling in the ANWR region;

     -    The company intends to pursue operations in the ANWR; and

     - The company does not currently disclose an environmental risk report for their operations in the ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

     - The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES;

     - The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills;

     - Environmentally conscious practices of peer companies, including endorsement of CERES;

     -    Costs of membership and implementation.

CONCENTRATED AREA FEEDING OPERATIONS (CAFOS)

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

     - The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

     -    The company does not directly source from CAFOs.

ENVIRONMENTAL-ECONOMIC RISK REPORT

Vote CASE-BY-CASE on proposals requesting an economic risk assessment of environmental performance considering:

     -    The feasibility of financially quantifying environmental risk factors;

     - The company's compliance with applicable legislation and/or regulations regarding environmental performance;

     -    The costs associated with implementing improved standards;

     - The potential costs associated with remediation resulting from poor environmental performance; and

     - The current level of disclosure on environmental policies and initiatives.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

KYOTO PROTOCOL COMPLIANCE

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

     -    The company does not maintain operations in Kyoto signatory markets;

     - The company already evaluates and substantially discloses such information; or,

     - Greenhouse gas emissions do not significantly impact the company's core businesses.

LAND USE

Generally vote AGAINST resolutions that request the disclosure of detailed information on a company's policies related to land use or development unless the company has been the subject of recent, significant fines or litigation stemming from its land use.

NUCLEAR SAFETY

Generally vote AGAINST resolutions requesting that companies report on risks associated with their nuclear reactor designs and/or the production and interim storage of irradiated fuel rods unless:

     - The company does not have publicly disclosed guidelines describing its policies and procedures for addressing risks associated with its operations;

     - The company is non-compliant with Nuclear Regulatory Commission (NRC) requirements; or

     - The company stands out amongst its peers or competitors as having significant problems with safety or environmental performance related to its nuclear operations.

OPERATIONS IN PROTECTED AREAS

Generally vote FOR requests for reports outlining potential environmental damage from operations in protected regions, including wildlife refuges unless:

     - The company does not currently have operations or plans to develop operations in these protected regions; or,

     - The company provides disclosure on its operations and environmental policies in these regions comparable to industry peers.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

     -    The nature of the company's business and the percentage affected;

     -    The extent that peer companies are recycling;

     -    The timetable prescribed by the proposal;

     -    The costs and methods of implementation;

     - Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY

In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

SUSTAINABILITY REPORT

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

     - The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

     - The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

GENERAL CORPORATE ISSUES

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

     - The company is in compliance with laws governing corporate political activities; and

     - The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering:

     - Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and

     -    The public availability of a policy on political contributions.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

     -    The relevance of the issue to be linked to pay;

     - The degree that social performance is already included in the company's pay structure and disclosed;

     - The degree that social performance is used by peer companies in setting pay;

     - Violations or complaints filed against the company relating to the particular social performance measure;

     - Artificial limits sought by the proposal, such as freezing or capping executive pay

     -    Independence of the compensation committee;

     -    Current company pay levels.

OUTSOURCING/OFFSHORING

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:

     -    Risks associated with certain international markets;

     -    The utility of such a report to shareholders;

     - The existence of a publicly available code of corporate conduct that applies to international operations.

LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES


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Vote AGAINST proposals to implement the China Principles unless:

     - There are serious controversies surrounding the company's China operations; and

     - The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

     -    The nature and amount of company business in that country;

     -    The company's workplace code of conduct;

     -    Proprietary and confidential information involved;

     -    Company compliance with U.S. regulations on investing in the country;

     -    Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

     - The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent;

     -    Agreements with foreign suppliers to meet certain workplace standards;

     -    Whether company and vendor facilities are monitored and how;

     -    Company participation in fair labor organizations;

     -    Type of business;

     -    Proportion of business conducted overseas;

     -    Countries of operation with known human rights abuses;

     - Whether the company has been recently involved in significant labor and human rights controversies or violations;

     -    Peer company standards and practices;

     -    Union presence in company's international factories.

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

     - The company does not operate in countries with significant human rights violations;

     -    The company has no recent human rights controversies or violations; or

     - The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

     - Company compliance with or violations of the Fair Employment Act of 1989;

     - Company antidiscrimination policies that already exceed the legal requirements;

     -    The cost and feasibility of adopting all nine principles;

     - The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles);

     -    The potential for charges of reverse discrimination;


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     -    The potential that any company sales or contracts in the rest of the
          United Kingdom could be negatively impacted;

     -    The level of the company's investment in Northern Ireland;

     -    The number of company employees in Northern Ireland;

     -    The degree that industry peers have adopted the MacBride Principles;

     - Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

     -    Whether the company has in the past manufactured landmine components;

     -    Whether the company's peers have renounced future production.

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

     -    What weapons classifications the proponent views as cluster bombs;

     - Whether the company currently or in the past has manufactured cluster bombs or their components;

     -    The percentage of revenue derived from cluster bomb manufacture;

     -    Whether the company's peers have renounced future production.

NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

OPERATIONS IN NATIONS SPONSORING TERRORISM (E.G., IRAN)

Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in a terrorism-sponsoring state, taking into account current disclosure on:

     - The nature and purpose of the operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption;

     -    Compliance with U.S. sanctions and laws.

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

     -    The information is already publicly available; or

     -    The disclosures sought could compromise proprietary information.


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WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

     - The board composition is reasonably inclusive in relation to companies of similar size and business; or

     - The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

     -    The degree of board diversity;

     -    Comparison with peer companies;

     -    Established process for improving board diversity;

     -    Existence of independent nominating committee;

     -    Use of outside search firm;

     -    History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

     -    The company has well-documented equal opportunity programs;

     - The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and

     -    The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

     - The composition of senior management and the board is fairly inclusive;

     - The company has well-documented programs addressing diversity initiatives and leadership development;

     - The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and

     - The company has had no recent, significant EEO-related violations or litigation.

SEXUAL ORIENTATION

Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Vote AGAINST proposals to ext end company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

10. MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

CONVERTING CLOSED-END FUND TO OPEN-END FUND

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

     -    Past performance as a closed-end fund;

     -    Market in which the fund invests;

     -    Measures taken by the board to address the discount; and

     - Past shareholder activism, board activity, and votes on related proposals.

PROXY CONTESTS

Vote CASE-BY-CASE on proxy contests, considering the following factors:

     -    Past performance relative to its peers;

     -    Market in which fund invests;

     -    Measures taken by the board to address the issues;

     - Past shareholder activism, board activity, and votes on related proposals;

     -    Strategy of the incumbents versus the dissidents;

     -    Independence of directors;

     -    Experience and skills of director candidates;

     -    Governance profile of the company;

     -    Evidence of management entrenchment.

INVESTMENT ADVISORY AGREEMENTS

Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

     -    Proposed and current fee schedules;

     -    Fund category/investment objective;

     -    Performance benchmarks;

     -    Share price performance as compared with peers;

     -    Resulting fees relative to peers;

     -    Assignments (where the advisor undergoes a change of control).

APPROVING NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

     -    Stated specific financing purpose;

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     -    Possible dilution for common shares;

     -    Whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES

Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

     -    Potential competitiveness;

     -    Regulatory developments;

     -    Current and potential returns; and

     -    Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION

Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

     -    The fund's target investments;

     -    The reasons given by the fund for the change; and

     -    The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

NAME CHANGE PROPOSALS

Vote CASE-BY-CASE on name change proposals, considering the following factors:

     -    Political/economic changes in the target market;

     -    Consolidation in the target market; and

     -    Current asset composition.

CHANGE IN FUND'S SUBCLASSIFICATION

Vote CASE-BY-CASE on changes in a fund's sub-classification, considering the following factors:

     -    Potential competitiveness;

     -    Current and potential returns;

     -    Risk of concentration;

     -    Consolidation in target industry.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

     -    Strategies employed to salvage the company;

     -    The fund's past performance;

     -    The terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

     -    The degree of change implied by the proposal;

     -    The efficiencies that could result;

     -    The state of incorporation;

     -    Regulatory standards and implications.

Vote AGAINST any of the following changes:

     - Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

     - Removal of shareholder approval requirement for amendments to the new declaration of trust;

     - Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

     - Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;

     - Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

     - Removal of shareholder approval requirement to change the domicile of the fund.

CHANGING THE DOMICILE OF A FUND

Vote CASE-BY-CASE on re-incorporations, considering the following factors:

     -    Regulations of both states;

     -    Required fundamental policies of both states;

     -    The increased flexibility available.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

     -    Fees charged to comparably sized funds with similar objectives;

     -    The proposed distributor's reputation and past performance;

     -    The competitiveness of the fund in the industry;

     -    The terms of the agreement.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote CASE-BY-CASE on merger proposals, considering the following factors:

     -    Resulting fee structure;

     -    Performance of both funds;

     -    Continuity of management personnel;

     - Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURREd

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

TERMINATE THE INVESTMENT ADVISOR

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

     -    Performance of the fund's Net Asset Value (NAV);

     -    The fund's history of shareholder relations;

     -    The performance of other funds under the advisor's management.

MacKay Shields LLC
Proxy Voting Policies and Procedures

1.   Introduction

MacKay Shields LLC ("MacKay Shields" or the "Firm"), has adopted these "Proxy Voting Policy and Procedures" (the "Policy") to ensure the Firm's compliance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act") and other applicable fiduciary obligations. The Policy applies to proxies relating to securities held by clients of MacKay Shields who have delegated the responsibility of voting proxies to the Firm. The Policy is designed to assist Firm employees in meeting their specific responsibilities in this area and to ensure that proxies are voted in the best interests of the Firm's clients.

2.   Statement of Policy

2.1 It is the policy of MacKay Shields that where the Firm has voting authority, all proxies are to be voted in the best interest of the client without regard to the interests of MacKay Shields or other related parties. Specifically, MacKay Shields shall not subordinate the interests of clients to unrelated objectives. MacKay Shields shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. For purposes of the Policy, the "best interests of clients" shall mean, unless otherwise specified by the client, the clients' best economic interests over the long term - that is, the common interest that all MacKay Shields clients share in seeing the value of a common investment increase over time. It is further the policy of the Firm that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records as required by the Advisers Act, be made available to its clients.

2.2 When proxies with respect to securities held by clients of MacKay Shields have not been received by MacKay Shields or its proxy voting service provider, MacKay Shields will make reasonable efforts to obtain missing proxies. MacKay Shields is not responsible for voting proxies it or its proxy voting service provider does not receive.

2.3 MacKay Shields may choose not to vote proxies under the following circumstances:

If the effect on the client's economic interests or the value of the portfolio holding is indeterminable or insignificant;

If the cost of voting the proxy outweighs the possible benefit; or

If a jurisdiction imposes share blocking restrictions which prevent the Firm from trading shares.

3.   Use of Third Party Proxy Voting Service Provider

In an effort to discharge its responsibility, MacKay Shields has examined third-party services that assist in the researching and voting of proxies and the development of voting guidelines. After such review, the Firm has selected Institutional Shareholder Services ("ISS") to assist it in researching voting proposals, analyzing the financial implications of voting proposals and voting proxies. MacKay Shields utilizes the research and analytical services, operational implementation, administration, record-keeping and reporting services provided by ISS.

4.   Proxy Voting Guidelines

4.1 MacKay Shields has determined that, except as set forth in Sections 6 and 7, proxies for non-union clients will be voted in accordance with the voting recommendations contained in the applicable ISS domestic or global proxy voting guidelines, as in effect from time to time. A summary of the current applicable ISS proxy voting guidelines is attached as Exhibit A.

4.2 MacKay Shields has determined that, except as set forth in Sections 6 and 7, proxies for union or Taft-Hartley clients who so specify will be voted in accordance with the voting recommendations contained in the applicable ISS Taft-Hartley domestic or global proxy voting guidelines, as in effect from time to time. A summary of the current applicable ISS proxy voting guidelines is attached as Exhibit B.

4.3 For purposes of the Policy, the guidelines described in Sections 4.2 and 4.3 are collectively referred to as the Standard Guidelines.

4.4 A client may choose to use proxy voting guidelines different from the Standard Guidelines ("Custom Guidelines"). Any Custom Guidelines must be furnished by the client to MacKay Shields in writing.

4.5 In the event the Standard Guidelines or any client's Custom Guidelines do not address how a proxy should be voted or state that the vote is to be determined on a "case-by-case" basis, the proxy will be voted in accordance with ISS recommendations, subject to Section 6. In the event that ISS has not made a recommendation, MacKay Shields will follow the procedure set forth in Section 7.

4.6 Notwithstanding the foregoing, MacKay Shields will vote a proxy with respect to a particular security held by a client in accordance with such client's specific request even if it is in a manner inconsistent with the Standard Guidelines or the client's Custom Guidelines, as the case may be. Any such specific requests must be furnished to MacKay Shields by the client in writing and must be received by MacKay on a timely basis for instructing ISS how to cast the vote.

4.7 In order to avoid possible conflicts of interest, MacKay Shields votes proxies based on the Standard Guidelines or a client's Custom Guidelines, as the case may be. However, it is recognized that the Firm's portfolio management team has the ultimate responsibility for proxy voting.

4.8 For clients using the Standard Guidelines, the Firm will instruct ISS to cast votes in accordance with the Standard Guidelines. For clients using Custom Guidelines, the Firm will provide ISS with a copy of such Custom Guidelines and will instruct ISS to cast votes in accordance with such Custom Guidelines. ISS will cast votes in accordance with the Standard Guidelines or Custom Guidelines, as the case may be, unless instructed otherwise by MacKay Shields as set forth in Sections 6 and 7. Upon receipt of a specific request from a client pursuant to Section 4.6, the Firm will instruct ISS to cast such client's proxy in accordance with such request.

5.   Client Account Set-up and Review

5.1 Initially, MacKay Shields must determine whether the client seeks to retain the responsibility of voting proxies, or seeks to delegate that responsibility to the Firm. The marketing or client service person responsible for setting up the account, in conjunction with MacKay's Legal/Compliance Department, will have primary responsibility for making that determination. In its sole discretion, the Firm may decline to accept authority to vote a client's proxies. Any such refusal shall be in writing and sent to the client via certified mail.

5.2 In most cases, the delegation of voting authority to MacKay Shields, and the Firm's use of a third-party proxy voting service provider shall be memorialized in the client's investment management agreement. The client may choose to have the Firm vote proxies in accordance with the Standard Guidelines or in accordance with the client's Custom Guidelines.

5.3 MacKay Shields shall notify ISS of new client accounts using such form as ISS shall specify from time to time. Designated personnel within the Firm will be responsible for ensuring that each new client's account for which the Firm has proxy voting authority is established on the appropriate systems.

6.   Overriding Guidelines

     A portfolio manager may propose that a particular proxy vote be cast in a manner different from the Standard Guidelines or an ISS voting recommendation, or may propose an abstention from voting, if he/she believes that to do so, based on all facts and circumstances, is in the best interest of the Firm's clients as a whole. Any portfolio manager who proposes to override the Standard Guidelines or an ISS voting recommendation on a particular vote or to abstain from voting must complete a Proxy Vote Override/Decision Form, which is set forth in Exhibit C.

7.   Referral of Voting Decision by ISS to MacKay Shields

7.1 In the event that the Standard Guidelines or a client's Custom Guidelines do not address how a proxy should be voted on a specific proposal for an issuer and ISS has not made a recommendation as to how such proxy should be voted, ISS will so advise MacKay Shields, In that event, the Legal/Compliance Department will request that the appropriate portfolio manager make a voting recommendation and complete a Proxy Vote Override/Decision Form.

7.2 In the event that the Standard Guidelines or a client's Custom Guidelines require a "case-by-case" determination on a particular proxy vote and ISS has not made a recommendation as to how such proxy should be voted, ISS will so advise MacKay Shields. In that event, the Legal/Compliance Department will request that the appropriate portfolio manager make a voting recommendation and complete a Proxy Vote Override/Decision Form.

7.3 In the event that ISS determines that a conflict of interest exists as a result of which ISS is precluded from making a recommendation as to how a proxy should be voted on a specific proposal for an issuer, ISS will so advise MacKay Shields. In that event, the Legal/Compliance Department will request that the appropriate portfolio manager make a voting recommendation and complete a Proxy Vote Override/Decision Form.

8.   Conflicts of Interest

8.1 The Firm's portfolio managers may make proxy voting decisions in connection with (i) overriding the Standard Guidelines or an ISS voting recommendation pursuant to Section 6, or (ii) deciding on a vote pursuant to Section 7. In such event, the portfolio managers have an affirmative duty to disclose any potential conflict of interest known to them that exists between the Firm and the client on whose behalf the proxy is to be voted ("Conflict").

8.2. By way of example, Conflicts may exist in situations where the Firm is called to vote on a proxy involving an issuer or proponent of a proxy proposal regarding the issuer where MacKay Shields or an affiliated person of the Firm also:

Manages the issuer's or proponent's pension plan;
Administers the issuer's or proponent's employee benefit plan;
Provided brokerage, underwriting, insurance or banking services to the issuer or proponent; or
Manages money for an employee group.

Additional Conflicts may exist, among others, if an executive of the Firm or its control affiliates is a close relative of, or has a personal or business relationship with:

An executive of the issuer or proponent;
A director of the issuer or proponent;
A person who is a candidate to be a director of the issuer;
A participant in the proxy contest; or
A proponent of a proxy proposal.

8.3 Whether a relationship creates a Conflict will depend on the facts and circumstances. Even if these parties do not attempt to influence the Firm with respect to voting, the value of the relationship to MacKay Shields or an affiliate can create a Conflict.

8.4 After a Proxy Vote Override/Decision Form is completed pursuant to Sections 6 or 7, such Form, which elicits information as to whether a potential Conflict exists, must be submitted to the

MacKay Shields LLC
Proxy Voting Policies and Procedures

1.   Introduction

MacKay Shields LLC ("MacKay Shields" or the "Firm"), has adopted these "Proxy Voting Policy and Procedures" (the "Policy") to ensure the Firm's compliance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act") and other applicable fiduciary obligations. The Policy applies to proxies relating to securities held by clients of MacKay Shields who have delegated the responsibility of voting proxies to the Firm. The Policy is designed to assist Firm employees in meeting their specific responsibilities in this area and to ensure that proxies are voted in the best interests of the Firm's clients.

2.   Statement of Policy

2.1 It is the policy of MacKay Shields that where the Firm has voting authority, all proxies are to be voted in the best interest of the client without regard to the interests of MacKay Shields or other related parties. Specifically, MacKay Shields shall not subordinate the interests of clients to unrelated objectives. MacKay Shields shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. For purposes of the Policy, the "best interests of clients" shall mean, unless otherwise specified by the client, the clients' best economic interests over the long term - that is, the common interest that all MacKay Shields clients share in seeing the value of a common investment increase over time. It is further the policy of the Firm that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records as required by the Advisers Act, be made available to its clients.

2.2 When proxies with respect to securities held by clients of MacKay Shields have not been received by MacKay Shields or its proxy voting service provider, MacKay Shields will make reasonable efforts to obtain missing proxies. MacKay Shields is not responsible for voting proxies it or its proxy voting service provider does not receive.

2.3 MacKay Shields may choose not to vote proxies under the following circumstances:

If the effect on the client's economic interests or the value of the portfolio holding is indeterminable or insignificant;

If the cost of voting the proxy outweighs the possible benefit; or

If a jurisdiction imposes share blocking restrictions which prevent the Firm from trading shares.

3.   Use of Third Party Proxy Voting Service Provider

In an effort to discharge its responsibility, MacKay Shields has examined third-party services that assist in the researching and voting of proxies and the development of voting guidelines. After such review, the Firm has selected Institutional Shareholder Services ("ISS") to assist it in researching voting proposals, analyzing the financial implications of voting proposals and voting proxies. MacKay Shields utilizes the research and analytical services, operational implementation, administration, record-keeping and reporting services provided by ISS.

4.   Proxy Voting Guidelines

4.1 MacKay Shields has determined that, except as set forth in Sections 6 and 7, proxies for non-union clients will be voted in accordance with the voting recommendations contained in the applicable ISS domestic or global proxy voting guidelines, as in effect from time to time. A summary of the current applicable ISS proxy voting guidelines is attached as Exhibit A.

4.2 MacKay Shields has determined that, except as set forth in Sections 6 and 7, proxies for union or Taft-Hartley clients who so specify will be voted in accordance with the voting recommendations contained in the applicable ISS Taft-Hartley domestic or global proxy voting guidelines, as in effect from time to time. A summary of the current applicable ISS proxy voting guidelines is attached as Exhibit B.

4.3 For purposes of the Policy, the guidelines described in Sections 4.2 and 4.3 are collectively referred to as the Standard Guidelines.

4.4 A client may choose to use proxy voting guidelines different from the Standard Guidelines ("Custom Guidelines"). Any Custom Guidelines must be furnished by the client to MacKay Shields in writing.

4.5 In the event the Standard Guidelines or any client's Custom Guidelines do not address how a proxy should be voted or state that the vote is to be determined on a "case-by-case" basis, the proxy will be voted in accordance with ISS recommendations, subject to Section 6. In the event that ISS has not made a recommendation, MacKay Shields will follow the procedure set forth in Section 7.

4.6 Notwithstanding the foregoing, MacKay Shields will vote a proxy with respect to a particular security held by a client in accordance with such client's specific request even if it is in a manner inconsistent with the Standard Guidelines or the client's Custom Guidelines, as the case may be. Any such specific requests must be furnished to MacKay Shields by the client in writing and must be received by MacKay on a timely basis for instructing ISS how to cast the vote.

4.7 In order to avoid possible conflicts of interest, MacKay Shields votes proxies based on the Standard Guidelines or a client's Custom Guidelines, as the case may be. However, it is recognized that the Firm's portfolio management team has the ultimate responsibility for proxy voting.

4.8 For clients using the Standard Guidelines, the Firm will instruct ISS to cast votes in accordance with the Standard Guidelines. For clients using Custom Guidelines, the Firm will provide ISS with a copy of such Custom Guidelines and will instruct ISS to cast votes in accordance with such Custom Guidelines. ISS will cast votes in accordance with the Standard Guidelines or Custom Guidelines, as the case may be, unless instructed otherwise by MacKay Shields as set forth in Sections 6 and 7. Upon receipt of a specific request from a client pursuant to Section 4.6, the Firm will instruct ISS to cast such client's proxy in accordance with such request.

5.   Client Account Set-up and Review

5.1 Initially, MacKay Shields must determine whether the client seeks to retain the responsibility of voting proxies, or seeks to delegate that responsibility to the Firm. The marketing or client service person responsible for setting up the account, in conjunction with MacKay's Legal/Compliance Department, will have primary responsibility for making that determination. In its sole discretion, the Firm may decline to accept authority to vote a client's proxies. Any such refusal shall be in writing and sent to the client via certified mail.

5.2 In most cases, the delegation of voting authority to MacKay Shields, and the Firm's use of a third-party proxy voting service provider shall be memorialized in the client's investment management agreement. The client may choose to have the Firm vote proxies in accordance with the Standard Guidelines or in accordance with the client's Custom Guidelines.

5.3 MacKay Shields shall notify ISS of new client accounts using such form as ISS shall specify from time to time. Designated personnel within the Firm will be responsible for ensuring that each new client's account for which the Firm has proxy voting authority is established on the appropriate systems.

6.   Overriding Guidelines

     A portfolio manager may propose that a particular proxy vote be cast in a manner different from the Standard Guidelines or an ISS voting recommendation, or may propose an abstention from voting, if he/she believes that to do so, based on all facts and circumstances, is in the best interest of the Firm's clients as a whole. Any portfolio manager who proposes to override the Standard Guidelines or an ISS voting recommendation on a particular vote or to abstain from voting must complete a Proxy Vote Override/Decision Form, which is set forth in Exhibit C.

7.   Referral of Voting Decision by ISS to MacKay Shields

7.1 In the event that the Standard Guidelines or a client's Custom Guidelines do not address how a proxy should be voted on a specific proposal for an issuer and ISS has not made a recommendation as to how such proxy should be voted, ISS will so advise MacKay Shields, In that event, the Legal/Compliance Department will request that the appropriate portfolio manager make a voting recommendation and complete a Proxy Vote Override/Decision Form.

7.2 In the event that the Standard Guidelines or a client's Custom Guidelines require a "case-by-case" determination on a particular proxy vote and ISS has not made a recommendation as to how such proxy should be voted, ISS will so advise MacKay Shields. In that event, the Legal/Compliance Department will request that the appropriate portfolio manager make a voting recommendation and complete a Proxy Vote Override/Decision Form.

7.3 In the event that ISS determines that a conflict of interest exists as a result of which ISS is precluded from making a recommendation as to how a proxy should be voted on a specific proposal for an issuer, ISS will so advise MacKay Shields. In that event, the Legal/Compliance Department will request that the appropriate portfolio manager make a voting recommendation and complete a Proxy Vote Override/Decision Form.

8.   Conflicts of Interest

8.1 The Firm's portfolio managers may make proxy voting decisions in connection with (i) overriding the Standard Guidelines or an ISS voting recommendation pursuant to Section 6, or (ii) deciding on a vote pursuant to Section 7. In such event, the portfolio managers have an affirmative duty to disclose any potential conflict of interest known to them that exists between the Firm and the client on whose behalf the proxy is to be voted ("Conflict").

8.2. By way of example, Conflicts may exist in situations where the Firm is called to vote on a proxy involving an issuer or proponent of a proxy proposal regarding the issuer where MacKay Shields or an affiliated person of the Firm also:

Manages the issuer's or proponent's pension plan;
Administers the issuer's or proponent's employee benefit plan;
Provided brokerage, underwriting, insurance or banking services to the issuer or proponent; or
Manages money for an employee group.

Additional Conflicts may exist, among others, if an executive of the Firm or its control affiliates is a close relative of, or has a personal or business relationship with:

An executive of the issuer or proponent;
A director of the issuer or proponent;
A person who is a candidate to be a director of the issuer;
A participant in the proxy contest; or
A proponent of a proxy proposal.

8.3 Whether a relationship creates a Conflict will depend on the facts and circumstances. Even if these parties do not attempt to influence the Firm with respect to voting, the value of the relationship to MacKay Shields or an affiliate can create a Conflict.

8.4 After a Proxy Vote Override/Decision Form is completed pursuant to Sections 6 or 7, such Form, which elicits information as to whether a potential Conflict exists, must be submitted to the clients as a whole. Any portfolio manager who proposes to override the Standard Guidelines or an ISS voting recommendation on a particular vote or to abstain from voting must complete a Proxy Vote Override/Decision Form, which is set forth in Exhibit C.

7.   Referral of Voting Decision by ISS to MacKay Shields

7.1 In the event that the Standard Guidelines or a client's Custom Guidelines do not address how a proxy should be voted on a specific proposal for an issuer and ISS has not made a recommendation as to how such proxy should be voted, ISS will so advise MacKay Shields, In that event, the Legal/Compliance Department will request that the appropriate portfolio manager make a voting recommendation and complete a Proxy Vote Override/Decision Form.

7.2 In the event that the Standard Guidelines or a client's Custom Guidelines require a "case-by-case" determination on a particular proxy vote and ISS has not made a recommendation as to how such proxy should be voted, ISS will so advise MacKay Shields. In that event, the Legal/Compliance Department will request that the appropriate portfolio manager make a voting recommendation and complete a Proxy Vote Override/Decision Form.

7.3 In the event that ISS determines that a conflict of interest exists as a result of which ISS is precluded from making a recommendation as to how a proxy should be voted on a specific proposal for an issuer, ISS will so advise MacKay Shields. In that event, the Legal/Compliance Department will request that the appropriate portfolio manager make a voting recommendation and complete a Proxy Vote Override/Decision Form.

8.   Conflicts of Interest

8.1 The Firm's portfolio managers may make proxy voting decisions in connection with (i) overriding the Standard Guidelines or an ISS voting recommendation pursuant to Section 6, or (ii) deciding on a vote pursuant to Section 7. In such event, the portfolio managers have an affirmative duty to disclose any potential conflict of interest known to them that exists between the Firm and the client on whose behalf the proxy is to be voted ("Conflict").

8.2. By way of example, Conflicts may exist in situations where the Firm is called to vote on a proxy involving an issuer or proponent of a proxy proposal regarding the issuer where MacKay Shields or an affiliated person of the Firm also:

Manages the issuer's or proponent's pension plan;
Administers the issuer's or proponent's employee benefit plan;
Provided brokerage, underwriting, insurance or banking services to the issuer or proponent; or
Manages money for an employee group.

Additional Conflicts may exist, among others, if an executive of the Firm or its control affiliates is a close relative of, or has a personal or business relationship with:

An executive of the issuer or proponent;
A director of the issuer or proponent;
A person who is a candidate to be a director of the issuer;
A participant in the proxy contest; or
A proponent of a proxy proposal.

8.3 Whether a relationship creates a Conflict will depend on the facts and circumstances. Even if these parties do not attempt to influence the Firm with respect to voting, the value of the relationship to MacKay Shields or an affiliate can create a Conflict.

8.4 After a Proxy Vote Override/Decision Form is completed pursuant to Sections 6 or 7, such Form, which elicits information as to whether a potential Conflict exists, must be submitted to the

Legal/Compliance Department for review. If the Firm's General Counsel ("GC") or Chief Compliance Officer ("CCO") determines that there is no potential Conflict, the GC or CCO or their designate may instruct ISS to vote the proxy issue as set forth in the completed Form.

8.5 If the GC or CCO determines that there exists or may exist a Conflict, he or she will refer the issue to the Compliance Committee for consideration by convening (in person or via telephone) an emergency meeting of the Compliance Committee. For purposes of this Policy, a majority vote of those members present shall resolve any Conflict. The Compliance Committee will consider the facts and circumstances of the pending proxy vote and the potential or actual Conflict and make a determination as to how to vote the proxy - i.e., whether to permit or deny the recommendation of the portfolio manager, or whether to take other action, such as delegating the proxy vote to an independent third party or obtaining voting instructions from clients.

8.6 In considering the proxy vote and potential Conflict, the Compliance Committee may review the following factors, including but not limited to:

The percentage of outstanding securities of the issuer held on behalf of clients by the Firm.

The nature of the relationship of the issuer with the Firm, its affiliates or its executive officers.

Whether there has been any attempt to directly or indirectly influence the portfolio manager's decision. Whether the direction (for or against) of the proposed vote would appear to benefit the Firm or a related party.

Whether an objective decision to vote in a certain way will still create a strong appearance of a Conflict.

MacKay Shields may not abstain from voting any such proxy for the purpose of avoiding Conflict.

9.   Securities Lending

MacKay Shields will monitor upcoming meetings and call stock loans, if applicable, in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. In determining whether to call stock loans, the relevant portfolio manager(s) shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the stock on loan.

10.  Reporting

Upon request, MacKay Shields shall report annually (or more frequently if specifically requested) to its clients on proxy votes cast on their behalf. MacKay Shields will provide any client who makes a written or verbal request with a copy of a report disclosing how MacKay Shields voted securities held in that client's portfolio. The report will generally contain the following information:

The name of the issuer of the security;
The security's exchange ticker symbol;
The security's CUSIP number;
The shareholder meeting date;
A brief identification of the matter voted on;
Whether the matter was proposed by the issuer of by a security holder; Whether MacKay Shields cast its vote on the matter;
How MacKay Shields voted; and
Whether MacKay Shields voted for or against management.

11.  Record-Keeping

Either MacKay Shields or ISS as indicated below will maintain the following records:

A copy of the Policy and MacKay's Standard Guidelines;


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

A copy of each proxy statement received by MacKay Shields or forwarded to ISS by the client's custodian regarding client securities;

A record of each vote cast by MacKay Shields on behalf of a client;

A copy of all documents created by MacKay Shields that were material to making a decision on the proxy voting, (or abstaining from voting) of client securities or that memorialize the basis for that decision including the resolution of any Conflict, a copy of all guideline override requests and all supporting documents; and

A copy of each written request by a client for information on how MacKay Shields voted proxies on behalf of the client, as well as a copy of any written response by MacKay Shields to any request by a client for information on how MacKay Shields voted proxies on behalf of the client; records of oral requests for information or oral responses will not be kept.

Such records must be maintained for at least seven years.

12.  Review of Voting and Guidelines

As part of its periodic reviews, MacKay Shields' Legal/Compliance Department will conduct an annual review of the prior year's proxy voting as well as the guidelines established for proxy voting. Documentation shall be maintained of this review and a report setting forth the results of the review will be presented annually to the Compliance Committee.

13.  How to Request Information On How the Firm Voted Proxies

Clients may, at anytime, request and receive information from MacKay Shields as to how the Firm voted proxies for securities held in their account. Any such proxy information request should be in writing and mailed or faxed ((212)-754-9205) to MacKay Shields Client Services Department at:

MacKay Shields LLC
9 West 57th Street
New York, NY 10019
ATTN: Client Services

Attachments:

Schedule A - Summary of Standard Guidelines for non-union clients
Schedule B - Summary of Standard Guidelines for union clients (Taft-Hartley)
Schedule C - Proxy Vote Override/Decision Form

----------

Effective January 2005

Exhibit A

ISS Proxy Voting Guidelines Summary

Following is a concise summary of ISS's proxy voting policy guidelines.

Auditors

Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

Tenure of the audit firm

Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price

Length of the rotation period advocated in the proposal

Significant audit-related issues

Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally, vote CASE-BY-CASE. But WITHHOLD votes from:

Insiders and affiliated outsiders on boards that are not at least majority independent

Directors who sit on more than six boards

Compensation Committee members if there is a disconnect between the CEO's pay and performance

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Open Access (shareholder resolution)

Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent's rationale.

Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.


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

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

Reincorporation Proposals

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

It is intended for financing purposes with minimal or no dilution to current shareholders

It is not designed to preserve the voting power of an insider or significant shareholder

Executive and Director Compensation

ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.

Vote AGAINST a plan if the cost exceeds the allowable cap.

Vote FOR a plan if the cost is reasonable (below the cap) unless either of the following conditions apply:

The plan expressly permits repricing without shareholder approval for listed companies; or

There is a disconnect between the CEO's pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

Historic trading patterns

Rationale for the repricing

Value-for-value exchange

Option vesting

Term of the option

Exercise price

Participation

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

Purchase price is at least 85 percent of fair market value

Offering period is 27 months or less, and

Potential voting power dilution (VPD) is 10 percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

Shareholder Proposals on Compensation

Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:

Advocate performance-based equity awards (indexed options, premium-priced options, performance-vested awards), unless the proposal is overly restrictive or the company already substantially uses such awards Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote:

FOR proposals for the company to amend its Equal Employment Opportunity (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.

AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.

Concise Global Proxy Voting Guidelines

Following is a concise summary of general policies for voting global proxies. In addition, ISS has country- and market-specific policies, which are not captured below.

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

there are concerns about the accounts presented or audit procedures used; or

the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

there are serious concerns about the accounts presented or the audit procedures used;

the auditors are being changed without explanation; or

nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

there are serious concerns about the statutory reports presented or the audit procedures used;

questions exist concerning any of the statutory auditors being appointed; or

the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

the dividend payout ratio has been consistently below 30 percent without adequate explanation; or the payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

Director Elections

Vote FOR management nominees in the election of directors, unless:

Adequate disclosure has not been met in a timely fashion;

There are clear concerns over questionable finances or restatements;

There have been questionable transactions with conflicts of interest;

There are any records of abuses against minority shareholder interests; and

The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Director Compensation

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

Discharge of Board and Management

Vote FOR discharge of the board and management, unless:

there are serious questions about actions of the board or management for the year in question; or legal action is being taken against the board by other shareholders.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans:

Vote FOR share repurchase plans, unless:

clear evidence of past abuse of the authority is available; or

the plan contains no safeguards against selective buybacks.

Reissuance of Shares Repurchased:

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase In Par Value:

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings:

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions:

Vote FOR mergers and acquisitions, unless:

the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

Mandatory Takeover Bid Waivers:

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals:

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities:

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions:

Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans:

Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms:

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals:

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

Exhibit B

Introduction:

PVS Proxy Voting Guidelines

The PVS Taft-Hartley Voting Policy is based upon the AFL-CIO Proxy Voting Guidelines, which comply with all the fiduciary standards delineated by the U.S. Department of Labor.

Taft-Hartley client accounts are governed by the Employee Retirement Income Security Act (ERISA). ERISA sets forth the tenets under which pension fund assets must be managed and invested. Proxy voting rights have been declared by the Department of Labor to be valuable plan assets and therefore must be exercised in accordance with the fiduciary duties of loyalty and prudence. The duty of loyalty requires that the voting fiduciary exercise proxy voting authority solely in the economic interest of participants and plan beneficiaries. The duty of prudence requires that decisions be made based on financial criteria and that a clear process exists for evaluating proxy issues.

The PVS Taft-Hartley voting policy was carefully crafted to meet those requirements by promoting long-term shareholder value, emphasizing the "economic best interests" of plan participants and beneficiaries. PVS will assess the short-term and long-term impact of a vote and will promote a position that is consistent with the long-term economic best interests of plan members embodied in the principle of a "worker-owner view of value."

Our guidelines address a broad range of issues, including election of directors, executive compensation, proxy contests, auditor ratification, and tender offer defenses - all significant voting items that affect long-term shareholder value. In addition, these guidelines delve deeper into workplace issues that may have an impact on corporate performance, including:

Corporate policies that affect job security and wage levels;

Corporate policies that affect local economic development and stability;

Corporate responsibility to employees and communities; and

Workplace safety and health issues.

All votes will be reviewed on a case-by-case basis, and no issues will be considered strictly routine. Each issue will be considered in the context of the company under review. In other words, proxy voting guidelines are just that - guidelines. When company-specific factors are taken into account, every proxy voting decision becomes a case-by-case decision. Keeping in mind the concept that no issue is considered "routine", outlined in the following pages are general voting parameters for various types of proxy voting issues (when there are no company-specific reasons for voting to the contrary).

I) BOARD OF DIRECTORS PROPOSALS

Electing directors is the single most important stock ownership right that shareholders can exercise. The board of directors is responsible for holding management accountable to performance standards on behalf of the shareholders. PVS holds directors to a high standard when voting on their election, qualifications, and compensation.

Votes on entire board of directors take into account factors that include:

Company performance relative to its peers;

Lack of independence of the full board and key board committees (fully independent audit, compensation, and nominating committees);

Board diversity;

Executive compensation-related (excessive salaries/bonuses/pensions, stock option repricing, misallocation of corporate funds, etc.);

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Failure of board to respond to majority shareholder votes.

Votes on individual director nominees are made on a case-by-case basis, taking into account factors that include:

Poor attendance;

Independence of the key board committees (audit, compensation, and nominating);

Performance of the key board committees;

Failure to establish key board committees; and

Interlocking and excessive directorships.

CEO Serving as Chairman: a principal function of the board is to monitor management, and a fundamental responsibility of the chairman is to monitor the company's CEO. This duty is obviously compromised when the chairman is the CEO. Approximately 60 percent of companies in both the S&P 500 and Russell 3000 have joint chairman and CEO positions. A recent McKinsey survey of board members at 500 U.S. companies found that nearly 70 percent of directors polled said a CEO should not run the board. As executive compensation is heavily correlated to the managerial power relationship in the boardroom, the separation of the CEO and chairman positions is a critical step in curtailing excessive pay. Indeed, a number of academic studies have demonstrated that executive compensation is twenty to forty percent higher if the CEO is also the chairman of the board. We WITHHOLD votes from CEOs who serve as chairman, and we vote FOR proposals to separate these positions.

Independent Directors: PVS believes that a board independent of management is of critical value to safeguard a company and its shareholders. Board independence helps ensure that directors carry out their duties in an objective manner and without manager interference to select, monitor, and compensate management. We will cast votes in a manner consistent with supporting and reinforcing this philosophy. Independence is evaluated upon factors including: past or current employment with the company or its subsidiaries; the provision of consulting services; familial relationships; board interlocks; and service with a non-profit that receives contributions from the company. We vote FOR proposals that request that the board comprise of a two-thirds majority of independent directors, and/or its audit, compensation, and nominating committees be comprised wholly of independent directors. We WITHHOLD votes from non-independent director nominees on boards that are not at least two-thirds (67 percent) independent.

Board Structure: PVS supports the principle that all directors should be accountable to shareholder vote on an annual basis. A classified board is a board divided into separate classes (typically three), with only one class of nominees coming up to vote at the annual meeting each year. As a result, shareholders are only able to vote a single director approximately once every three years. A classified board makes it difficult to change control of the board through a proxy contest because typically only one-third of the seats will be at stake. The ultimate result is that classified boards can entrench management and preclude most takeover bids or proxy contests. Good corporate governance practice supports annually elected boards. We vote AGAINST classified boards when the issue comes up for vote.

Board and Committee Size: While there is no hard and fast rule among institutional investors as to what may be an optimal size board, PVS believes there is an acceptable range which companies should strive to meet and not exceed. A board that is too large may function inefficiently. Conversely, a board that is too small may allow the CEO to exert disproportionate influence or may stretch the time requirements of individual directors too thin. Given that the preponderance of boards in the U.S. range between five and fifteen directors, we believe this is a useful benchmark for evaluating such proposals. We vote AGAINST any proposal seeking to amend the company's board size to fewer than five seats or more than fifteen seats. On a CASE-BY-CASE basis, we consider WITHHOLDS or other action at companies that have fewer than five directors and more than 15 directors on their board.


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Proposals on Board Inclusiveness: PVS votes FOR shareholder proposals asking a company to make efforts to seek more women and minority group members for service on the board. A more diverse group of directors benefits shareholders and the company.

Cumulative Voting: Under a cumulative voting scheme, shareholders are permitted to have one vote per share for each director to be elected and may apportion these votes among the director candidates in any manner they wish. This voting method allows minority shareholders to influence the outcome of director contests by "cumulating" their votes for one nominee, thereby creating a measure of independence from management control. PVS votes FOR proposals to allow cumulative voting and votes AGAINST proposals to eliminate it.

Poison Pills: Shareholder rights plans, more commonly known as poison pills, are warrants issued to shareholders allowing them to purchase shares from the company at a price far below market value when a certain ownership threshold has been reached, thereby effectively preventing a takeover. Poison pills can entrench management and give the board veto power over takeover bids, thereby altering the balance of power between shareholders and management. While we evaluate poison pills on a case-by-case basis depending on a company's particular set of circumstances, PVS generally votes FOR proposals to submit a company's poison pill to shareholder vote and/or eliminate or redeem poison pills. We WITHHOLD votes from boards where a dead-hand poison pill provision is in place. From a shareholder perspective, there is no justification for a dead-hand provision.

II) CAPITAL STRUCTURE

Increase Authorized Common Stock: corporations seek shareholder approval to increase their supply of common stock for a variety of business reasons. We vote FOR proposals to increase authorized common stock when management has provided a specific justification for the increase, evaluating proposals on a case-by-case basis. We believe that an increase of up to 50 percent is enough to allow a company to meet its capital needs. We vote AGAINST proposals to increase an authorization by more than 50 percent unless management provides compelling reasons for the increase.

Dual Class Structures: PVS does not support dual share class structures. Incumbent management can use a dual class structure to gain unequal voting rights. A separate class of shares with superior voting rights can allow management to concentrate its power and insulate itself from the majority of its shareholders. An additional drawback is the added cost and complication of maintaining the two class system. We will vote FOR a one share, one vote capital structure, and we will vote AGAINST the creation or continuation of dual class structures.

III) Ratifying Auditors

Ratifying auditors is no longer a routine procedure. Accounting scandals at companies such as Enron and WorldCom underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. A study by Richard Frankel, Marilyn Johnson, and Karen Nelson found that the ratio of non-audit fees to total fees paid is negatively associated with stock market returns on the filing date, indicating that investors associate non-audit fees "with lower quality audits and, by implication, lower quality earnings." This study also found that companies that pay high non-audit fees are more likely to engage in earnings management.

Auditors are the backbone upon which a company's financial health is measured, and auditor independence is essential for rendering objective opinions upon which investors then rely. When an auditor is paid more in consulting fees than for auditing, its relationship with the company is left open to conflicts of interest. Because accounting scandals evaporate shareholder value, any proposal to ratify auditors is examined for potential conflicts of interest, with particular attention to the fees paid to the auditor, as well as whether the ratification of auditors has been put up for shareholder vote. Failure by a company to present its selection of auditors for shareholder


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ratification should be discouraged as it undermines good governance and disenfranchises shareholders.

We vote AGAINST ratification of a company's auditor if it receives more than one-quarter of its total fees for consulting and WITHHOLD votes from Audit Committee members when auditor ratification is not included on the proxy ballot and/or when consulting fees exceed audit fees. We support shareholder proposals to ensure auditor independence and effect mandatory auditor ratification.

IV) MERGERS, ACQUISITIONS, AND TRANSACTIONS

PVS votes for corporate transactions that take the high road to competitiveness and company growth. PVS believes that structuring merging companies to build long-term relationships with a stable and quality work force and preserving good jobs creates long-term company value. We oppose corporate transactions which indiscriminately layoff workers and shed valuable competitive resources.

Factors taken into account for mergers and acquisitions include:

Impact on shareholder value;

Potential synergies;

Corporate governance and shareholder rights;

Fairness opinion;

Offer price (cost vs. premium); and

Impact on community stakeholders and workforce employees.

Reincorporation: PVS reviews proposals to change a company's state of incorporation on a case-by-case basis. We vote FOR proposals to reincorporate in another state when the company has provided satisfactory business reasons and there is no significant reduction in shareholder rights. We vote AGAINST proposals to reincorporate that reduce shareholder rights. In cases of offshore reincorporations to tax havens, among other factors, we evaluate the effect upon any and all legal recourse of shareholders in a new jurisdiction, potential harm to company brands and image, and any actual, qualified economic benefit.

V) EXECUTIVE COMPENSATION

Stock Option Plans: PVS supports compensating executives at a reasonable rate and believes that executive compensation should be strongly correlated to performance. Stock option and other forms of compensation should be performance-based with an eye toward improving shareholder value. Well-designed stock option plans align the interests of executives and shareholders by providing that executives benefit when stock prices rise as the company-- and shareholders-- prosper together.

Many plans sponsored by management provide goals so easily attained that executives can realize massive rewards even though shareholder value is not necessarily created. Stock options that are awarded selectively and excessively can dilute shareholders' share value and voting power. In general, PVS supports plans that are offered at fair terms to executives who satisfy well-defined performance goals. We evaluate option plans on a case-by-case basis, taking into consideration factors including: offer price, dilution to outstanding share value, dilution to share voting power, stock option expensing, annual burn rate, executive concentration ratios, pay-for-performance and the presence of any repricing provisions. We support plans that retain tax deductibility through the use of performance goals and oppose plans whose award size exceeds the tax deduction limit.


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PVS votes FOR option plans that provide legitimately challenging performance targets that truly motivate executives in the pursuit of excellent performance. Likewise, we vote AGAINST plans that offer unreasonable benefits to executives that are not available to any other shareholders.

Stock Option Expensing: A recent long-term study of stock option awards found that there was no correlation whatsoever between executive stock ownership and company performance. Given stock option's accounting treatment of not being charged as an expense against earnings, options have provided the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives an incentive to inflate their company's earnings or make irresponsibly optimistic forecasts in order to cash in on options in hand. PVS supports shareholder resolutions calling for stock option grants to be treated as an expense and opposes the use of stock options if the stock options are not fully expensed.

Proposals to Limit Executive and Director Pay: PVS votes FOR shareholder proposals that seek additional disclosure of executive and director pay information (current SEC requirements only call for the disclosure of the top five most highly compensated executives and only if they earn more than $100,000 in salary and benefits). We vote FOR shareholder proposals that seek to eliminate outside directors' retirement benefits. We review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay. This includes shareholder proposals that seek to link executive compensation to customer, employee, or stakeholder satisfaction.

Golden Parachutes: golden parachutes are designed to protect the senior level employees of a corporation in the event of a change-in-control. Under most golden parachute agreements, senior level management employees receive a lump sum pay-out triggered by a change-in-control at usually two to three times base salary. These severance agreements grant extremely generous benefits to well-paid executives and most often offer no value to shareholders. PVS votes FOR shareholder proposals to have all golden parachute agreements submitted for shareholder ratification, and we generally vote AGAINST all proposals to ratify golden parachutes.

Employee Stock Ownership Plans (ESOPs): PVS generally votes FOR ESOPs which allow a company's employees to acquire stock in the company at a slight discount. Such plans help link employees' self-interest to the interests of the shareholders, thereby benefiting the company, its customers, and shareholders and creating long-term company value.

VI) SOCIAL AND ENVIRONMENTAL ISSUES

Increasingly, shareholders are presenting proposals related to company environmental practices, workplace practices, social issues and sustainability goals. PVS provides specific narrative explanations for votes on these types of shareholder proposals. PVS evaluates shareholder proposals on a case-by-case basis to determine if they are in the best economic interests of the plan participants and beneficiaries. PVS clients select investment strategies and criteria for their portfolios. PVS views its responsibility to protect plan beneficiary economic interests through the use of the proxy. To meet this obligation, PVS votes consistent with the economic best interests of the participants and beneficiaries to create "high road" shareholder and economic value.

In most cases, PVS supports proposals that request management to report to shareholders information and practices that would help in evaluating the company's operations. In order to be able to intelligently monitor their investments, shareholders often need information best provided by the company itself. PVS supports proposals that seek management compliance with shareholder interests to ensure that shareholders are fully informed about actions harmful to society with special attention to the company's legal and ethical obligations, impact on company profitability, and the potential negative publicity for disreputable practices.

CERES Principles: the CERES Principles, formulated by the Coalition of Environmentally Responsible Economies, require signing companies to address environmental issues, including


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protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. Evidence suggests that environmentally conscious companies may realize long-term savings by implementing programs to pollute less and conserve resources while realizing good public relations and new marketing opportunities. Moreover, the reports that are required of signing companies provide shareholders with more information concerning topics they may deem relevant to their company's financial well-being.

Many companies have voluntarily adopted these principles and proven that environmental sensitivity makes good business sense. PVS supports proposals that improve a company's public image, reduce exposure to liabilities, and establish standards so that environmentally responsible companies and markets are not at a competitive financial disadvantage. PVS votes FOR the adoption of the CERES Principles and FOR reporting to shareholders on environmental issues.

Corporate Conduct, Human Rights, and Labor Codes: PVS generally supports proposals that call for the adoption and/or enforcement of clear principles or codes of conduct relating to countries in which there are systematic violations of human rights. These conditions include the use of slave, child, or prison labor, undemocratically elected governments, widespread reports by human rights advocates, fervent pro-democracy protests, and/or economic sanctions and boycotts.

Many proposals refer to the seven core conventions, commonly referred to as the "Declaration on Fundamental Principles and Rights At Work," ratified by the International Labor Organization (ILO). The seven conventions fall under four broad categories: i) Right to organize and bargain collectively; ii) Non-discrimination in employment; iii) Abolition of forced labor; and iv) End of child labor. Each of the 180 member nations of the ILO body are bound to respect and promote these rights to the best of their abilities. PVS supports the principles and codes of conduct relating to company investment in countries with patterns of human rights abuses (Northern Ireland, Columbia, Burma, former Soviet Union, and China). PVS votes FOR proposals to implement and report on ILO codes of conduct.

SCHEDULE C

Proxy Vote Override/Decision Form

Portfolio Manager Requesting Override/Making Decision: _________________________

Portfolio Management Product Area (check one): [ ] Growth [ ] Value
[ ] International Equity [ ]Convertible [ ] Fixed (High Yield)
[ ] Fixed (High Grade)

Security Issuer: ________________

Security's exchange ticker symbol: _______________

Cusip #: _____________

# of Shares held: ____________

Percentage of outstanding shares held: ____________

Type of accounts holding security: Mutual Funds (name each fund): ___ Separate Accounts (specify number): ____
Other (describe): _________

Applicable Guidelines (check one): [ ] MacKay Standard (A or B)
[ ] Other (specify): __________________

Shareholder Meeting Date: __________________

Response Deadline: ____________________

Brief Description of the Matter to be Voted On:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Proposal Type (check one): [ ] Management Proposal

[ ] Shareholder Proposal (identify proponent: _________________________________)

Recommended vote by issuer's management (check one): [ ] For   [ ] Against


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Recommended vote by ISS (check one): [ ] For   [ ]Against   [ ] Abstain
                                     [ ] No Recommendation

Portfolio manager recommended vote (check one): [ ] For [ ] Against [ ] Abstain

Describe in detail why you believe this override/decision is in the client's best interest (attach supporting documentation):
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
__________________________________________________________

Are you aware of any relationship between the issuer, or its officers or directors, and MacKay Shields or any of its affiliates?

               [ ] No   [ ] Yes (describe below)

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
___________________________________

Are you aware of any relationship between the issuer, including its officers or directors, and any executive officers of MacKay Shields or any of its affiliates?

               [ ] No   [ ] Yes (describe below)

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
___________________________________

Are you aware of any relationship between the proponent of the proxy proposal (if not the issuer) and MacKay Shields or any of its affiliates?

               [ ] No   [ ] Yes (describe below)

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
___________________________________


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Are you aware of any relationship between the proponent of the proxy proposal
(if not the issuer) and any executive officers of MacKay Shields or any of its affiliates?

               [ ] No   [ ] Yes (describe below)

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
___________________________________

Has anyone (outside of your portfolio management area) contacted you in an attempt to influence your decision to vote this proxy matter?

               [ ] No   [ ] Yes

If yes, please describe below who contacted you and on whose behalf, the manner in which you were contacted (such as by phone, by mail, as part of group, individually etc.), the subject matter of the communication and any other relevant information, and attach copies of any written communications.
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
______

Are you aware of any facts related to this proxy vote that may present a potential conflict of interest with the interests of the client(s) on whose behalf the proxies are to be voted?

               [ ] No   [ ] Yes (describe below)

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
___________________________________

Certification:

The undersigned hereby certifies that to the best of his or her knowledge, the above statements are complete and accurate, and that such override/decision is in the client(s)' best interests without regard to the interests of MacKay Shields or any related parties.


                                                Date:
------------------------------------                  --------------------------
Name:
      ------------------------------
Title:
       -----------------------------

Product Head Concurrence with Override Request/Decision:


                                                Date:
------------------------------------                  --------------------------
Name:
      ------------------------------
Title:
       -----------------------------

Legal/Compliance Action:

[ ] Override/decision approved

[ ] Referred to Compliance Committee for Further Consideration


                                                Date:
------------------------------------                  --------------------------
Name:
      ------------------------------
Title:
       -----------------------------

                         MARSICO CAPITAL MANAGEMENT, LLC
                       PROXY VOTING POLICY AND PROCEDURES

A. STATEMENT OF POLICY

1. It is the policy of Marsico Capital Management, LLC ("MCM") to seek to vote or otherwise process (such as by a decision to abstain or take no action) all proxies over which it has voting authority in the best interest of MCM's clients, as summarized here.

- Under MCM's investment discipline, one of the qualities MCM usually seeks in companies it invests in for client portfolios is good management. Because MCM has some confidence that the managements of most portfolio companies it invests in for clients seek to serve shareholders' best interests, we believe that voting proxies in our clients' best economic interest ordinarily means voting with these managements' recommendations.

- Although MCM ordinarily will vote proxies with management recommendations, MCM's analysts generally review proxy proposals as part of our normal monitoring of portfolio companies and their managements. In rare cases, MCM might decide to vote a proxy against a management recommendation. MCM may notify affected clients of such a decision if it is reasonably feasible to do so.

- MCM may process certain proxies in a manner other than by voting them, such as by abstaining from voting or by taking no action on certain proxies. Some examples include, without limitation, proxies issued by companies we have decided to sell, proxies issued for securities we did not select for a client portfolio (such as, without limitation, securities that were selected by the client or by a previous adviser, unsupervised securities held in a client's account, or money market securities or other securities selected by clients or their representatives other than MCM), or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney, or holding requirements. MCM also may abstain from voting, or take no action on, proxies in other circumstances, such as when voting with management may not be in the best economic interest of clients, or as an alternative to voting with management, or when voting may be unduly burdensome or expensive. MCM will not notify clients of these routine abstentions or decisions not to take action.

- In circumstances when there may be an apparent material conflict of interest between MCM's interests and clients' interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client), MCM generally will resolve any appearance concerns by causing those proxies to be "echo voted" or "mirror voted" in the same proportion as other votes, or by voting the proxies as recommended by an independent service provider. MCM will not notify clients if it uses these routine procedures to resolve an apparent conflict. In rare cases, MCM might use other procedures to resolve an apparent conflict, and give notice to clients if it is reasonably feasible to do so.

- MCM generally uses an independent service provider to help vote proxies, keep voting records, and disclose voting information to clients. MCM's proxy voting policy and information about the voting of a client's proxies are available to the client on request.

- MCM seeks to ensure that, to the extent reasonably feasible, proxies for which MCM receives ballots in good order and receives timely notice will be voted or otherwise processed (such as through a decision to abstain or take no action) as intended under MCM's Proxy Voting policy and procedures. MCM may be unable to vote or otherwise process proxy ballots that are not received or processed in a timely manner due to functional limitations of the proxy voting system or other factors beyond MCM's control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by the client or its custodian, ballots not timely forwarded by a


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     custodian, or ballots for which MCM does not receive timely notice from a proxy voting service provider.

B. DEFINITIONS

2. By "best interest of MCM's clients," MCM means clients' best economic interest over the long term -- that is, the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interest is generally uniform.

3.a. By "material conflict of interest," MCM means circumstances when MCM itself knowingly does business with a particular proxy issuer or closely affiliated entity, and may appear to have a significant conflict of interest between its own interests and the interests of clients in how proxies of that issuer are voted. A material conflict of interest might also exist in unusual circumstances when MCM has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and MCM's parent company, Bank of America Corporation ("BAC") or a BAC subsidiary.

3.b. A material conflict of interest ordinarily does not exist when BAC or a BAC subsidiary other than MCM does business with a particular proxy issuer or closely affiliated entity, because: (i) MCM is separately managed from BAC and other subsidiaries; (ii) MCM's employees work in a separate location from BAC and other subsidiaries and do not routinely communicate with them; (iii) MCM generally is not aware of a proxy issuer's (or affiliated entity's) business arrangements with BAC or other subsidiaries, and is not aware of the materiality of such arrangements to BAC or other subsidiaries; and (iv) MCM has no direct interest in any such business arrangements.

C. PROCEDURES: MCM INVESTS WITH MANAGEMENTS THAT SEEK SHAREHOLDERS' BEST INTERESTS, AND ORDINARILY VOTES PROXIES WITH MANAGEMENT RECOMMENDATIONS

4. Under MCM's investment discipline, one of the qualities MCM usually seeks in portfolio companies it invests in for clients is good management. MCM has some confidence that the managements of most companies in which MCM invests for client portfolios seek to serve shareholders' best interests. Because MCM has some confidence in the managements of most portfolio companies, it believes that these managements' decisions and recommendations on issues such as proxy voting ordinarily are likely to be in shareholders' best interests.

5. Therefore, when portfolio companies in which MCM has invested client funds issue proxies, MCM ordinarily votes the proxies with management recommendations, because it believes that recommendations by these companies' managements generally are in shareholders' best interests, and therefore in the best economic interest of MCM's clients.

6. MCM may periodically reassess its view of companies' managements. If MCM concludes that a company's management no longer serves shareholders' best interests, MCM may sell its clients' shares of the company. MCM believes that clients do not usually benefit from holding shares of a poorly managed company or engaging in proxy contests with management.

D. PROCEDURES: USE OF AN INDEPENDENT SERVICE PROVIDER

7. MCM may engage an independent service provider to assist with the administrative and ministerial aspects of proxy voting. The independent service provider may perform functions such as voting proxies for MCM in accordance with MCM's instructions based on MCM's proxy voting policy, maintaining records of proxy votes, and assisting in preparing certain reports. To avoid the possibility that MCM's proxy votes could be affected by potential conflicts of interest that may exist between an independent service provider and a proxy issuer, MCM generally does not follow such a service provider's voting recommendations, or cause such a service provider to vote proxies for MCM based on the service


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

provider's recommendations (although MCM may do so in certain circumstances discussed in "Alternative Procedures for Potential Material Conflicts of Interest" below).

E. PROCEDURES: VOTING/ABSTENTION/NO ACTION/OTHER EXCEPTIONS

8. MCM seeks to ensure that, to the extent reasonably feasible, proxies for which MCM receives ballots in good order and receives timely notice will be voted or otherwise processed as intended under MCM's Proxy Voting policy and procedures. MCM employs a number of measures, including certain reconciliations and other cross-check procedures, to attempt to verify that proxies are voted or otherwise processed as intended, although such checks may not be feasible or reliable in some cases because of the complexity of the proxy voting process. MCM's ability to vote or otherwise process proxies may be limited by these or other factors, and by MCM's dependence on custodians and independent proxy voting service providers to assist in processing proxies. MCM may be unable to vote or otherwise process proxy ballots that are not received or processed in a timely manner due to functional limitations of the proxy voting system or other factors beyond MCM's control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by a client or its custodian, ballots not timely forwarded by a custodian, or ballots for which MCM does not receive timely notice from a proxy voting service provider.

9.a MCM may process some proxies in a manner other than by voting them, such as through a decision to abstain or take no action on such proxies. If MCM has decided to sell the shares of a company, MCM generally may abstain from voting or may take no action on proxies issued by the company. If MCM receives proxies relating to securities acquired as a result of an account transition (such as, without limitation, securities delivered into a newly opened MCM account that were selected by the client or by a previous adviser), MCM generally may choose to abstain from voting or to take no action on the proxies because the related shares may not be retained in the account for a substantial period of time. MCM also may abstain or take no action on proxies issued for other securities that MCM did not select for a client portfolio (such as, without limitation, unsupervised securities held in a client's account, or money market securities or other securities selected by clients or their representatives other than
MCM). MCM generally will not notify clients when any of these types of abstentions (or decisions to take no action) occur.

9.b. MCM also may abstain from voting or take no action on proxies in other circumstances. MCM may determine, for example, that abstaining from voting or taking no action on proxies is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of clients, such as when foreign proxy issuers impose burdensome or unreasonable voting, power of attorney, or holding requirements, when abstention or taking no action may be the most appropriate response to a proposal, when voting with management may not be in the best economic interests of clients in MCM's view, or as an alternative to voting with management. MCM generally will not notify clients when this type of abstention (or decision to take no action) occurs.

10. On an exceptions basis, MCM may for other reasons choose to depart from its usual procedure of ordinarily voting proxies as recommended by management. MCM may notify affected clients of such a decision if it is reasonably feasible to do so. The procedures in this policy apply to all proxy voting matters over which MCM has voting authority, including changes in corporate governance structures, the adoption or amendment of compensation plans (including stock options), and matters involving social issues or corporate responsibility.

F. ALTERNATIVE PROCEDURES FOR POTENTIAL MATERIAL CONFLICTS OF INTEREST

11. In certain circumstances, such as when the proponent of a proxy proposal is also a client of MCM, an appearance might arise of a potential conflict between MCM's interests and the interests of affected clients in how the proxies of that issuer are voted.

12. Because MCM ordinarily votes proxies as recommended by management, no potential conflict of interest could actually affect MCM's voting of the proxies.

13.a. Nevertheless, when MCM itself knowingly does business with a particular proxy issuer or closely affiliated entity (or has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity, on the one hand, and BAC or a BAC subsidiary, on the other), and a material conflict of interest between MCM's interests and clients' interests may appear to exist, MCM generally would, to avoid any appearance concerns, follow an alternative procedure rather than vote proxies as recommended by management. Such an alternative procedure generally would involve either:

     (i) Directing an independent service provider to cause the proxies to be "echo voted" or "mirror voted" in the same proportion as the votes of other proxy holders that are not MCM clients if the service provider indicates it can do so; or

     (ii) Directing the proxies to be voted in accordance with the recommendations of an independent service provider that MCM may use to assist in voting proxies. This procedure will only be used if it can be determined that the independent service provider appears able to make such recommendations in an impartial manner and in the best interests of MCM's clients. In making this determination, MCM may (1) require the independent service provider to represent or otherwise demonstrate, each time the service provider makes a voting recommendation upon which MCM proposes to rely, that the service provider faces no conflict of interest with respect to the vote, or (2) ask the independent service provider to disclose to MCM relevant facts concerning the firm's relationship with the proxy issuer and certify that the service provider has taken steps to ensure that no actual conflicts exist.

MCM generally will not notify clients if it uses either of these usual procedures to resolve an apparent material conflict of interest. MCM will document the identification of any material conflict of interest and its procedure for resolving the particular conflict.

13.b. In unusual cases, MCM may use other alternative procedures to address circumstances when a material conflict of interest may appear to exist, such as, without limitation:

     (i) Notifying affected clients of the conflict of interest (if it is reasonably feasible to do so), and seeking a waiver of the conflict to permit MCM to vote the proxies under its usual policy;

     (ii) Abstaining from voting, or taking no action on, the proxies; or

     (iii) Forwarding the proxies to clients so that clients may vote the proxies themselves.

14. MCM generally would notify affected clients if it is reasonably feasible to do so if it uses one of these alternative procedures to resolve a material conflict of interest.

G. VOTING BY CLIENT INSTEAD OF MCM

15. An MCM client may vote its own proxies instead of directing MCM to do so. MCM recommends this approach if a client believes that proxies should be voted based on political or social interests.

16. MCM generally will not accept proxy voting authority from a client (and will encourage the client to vote its own proxies) if the client seeks to impose client-specific voting guidelines that may be inconsistent with MCM's guidelines or with the client's best economic interest in MCM's view.

17. MCM generally will abstain from voting on or will take no action on proxy votes relating to the commencement of legal proceedings such as shareholder class actions or bankruptcy proceedings.

H. PERSONS RESPONSIBLE FOR IMPLEMENTING MCM'S POLICY

18. MCM's Client Services staff has primary responsibility for implementing MCM's proxy voting procedures, including ensuring that proxies are timely submitted. MCM also generally uses a service provider to assist in voting proxies, recordkeeping, and other matters.

19. MCM's Investment Management Department, including security analysts, routinely review proxy proposals as part of their ongoing reassessment of companies and their managements.

I. RECORDKEEPING

20.a. MCM or a service provider maintains, in accordance with Rule 204-2 of the Investment Advisers Act:

     (i) Copies of all proxy voting policies and procedures;

     (ii) Copies of proxy statements received (unless maintained elsewhere as described below);

     (iii) Records of proxy votes cast on behalf of clients;

     (iv) Documents prepared by MCM that are material to a decision on how to vote or memorializing the basis for a decision;

     (v) Written client requests for proxy voting information, and (vi) written responses by MCM to written or oral client requests.

20.b. Under MCM's Proxy Voting policy and procedures, MCM will document instances in which it identifies a material conflict of interest, as well as the procedure utilized for resolving the particular conflict. MCM's Client Services Department also documents certain other non-routine proxy voting issues, including: (1) the basis for any decision in which MCM determines to vote against a management recommendation; and (2) any decision to abstain or take no action on a proxy that is intended by MCM to demonstrate divergence from a management recommendation.

20.c. MCM will not document other, more routine instances in which it may abstain or take no action on a particular proxy, including certain situations identified in MCM's Proxy Voting policy and procedures. MCM generally will not document, for example, the basis for routine decisions to abstain or take no action on proxies in circumstances when foreign issuers impose burdensome or unreasonable voting, power of attorney. or holding requirements, when MCM has determined to sell a security, when MCM did not select the securities for the client portfolio (such as, without limitation, securities that were selected by the client or by a previous adviser, unsupervised securities held in a client's account, or money market securities or other securities selected by clients or their representatives other than MCM), or in other routine situations identified in section 9 above. MCM also cannot document decisions not to vote or otherwise process proxies that were not received in good order, not received in a timely fashion, or otherwise not processed for reasons beyond MCM's control, such as certain situations addressed in section 8 above.

21. MCM will obtain an undertaking from any service provider that the service provider will provide copies of proxy voting records and other documents promptly upon request if MCM relies on the service provider to maintain related records.

22. MCM or its service provider may rely on the SEC's EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (as is generally true in the case of larger U.S.-based issuers).

23. All proxy-related records will be maintained in an easily accessible place for five years (and an appropriate office of MCM or a service provider for the first two years).

J. AVAILABILITY OF POLICY AND PROXY VOTING RECORDS TO CLIENTS

24. MCM will initially inform clients of this policy and how a client may learn of MCM's voting record for the client's securities through summary disclosure in
Part II of MCM's Form ADV. Upon receipt of a client's request for more information, MCM will provide to the client a copy of this proxy voting policy and/or how MCM voted proxies for the client during the period since this policy was adopted.

                                      ***

MCM's Chief Compliance Officer will review this policy at least annually to determine whether it should be amended or updated. Any amendments to this policy require the written approval of the Chief Compliance Officer.


Approved by:      Steven Carlson /s/
                  --------------------------------
Title:            Chief Compliance Officer
Effective Date:   October 1, 2004

Policy Amended:   February 10, 2006
Approved by:      Steven Carlson
Title:            Chief Compliance Officer
Effective Date:   February 10, 2006

July 1, 2003
BRANDES INVESTMENT PARTNERS, L.P.

SUMMARY OF OUR PROXY VOTING POLICY

Brandes Investment Partners, L.P. generally votes proxies for securities we have selected that are held in client accounts, unless the client has directed us to the contrary in writing. We have adopted written policies and procedures reasonably designed to ensure that we vote client securities in the best interest of clients. You may obtain information from us about how we voted proxies for securities in your account, on request. You also may obtain a copy of our proxy voting policies and procedures upon request.

HOW WE VOTE POLICES:

We generally vote proxies with a view to enhancing the value of the shares of stock held in client accounts. The financial interest of our clients is the primary consideration in determining how proxies should be voted. In the case of social and political responsibility issues that in our view do not primarily involve financial considerations, it is not possible to represent fairly the diverse views of our clients. Unless a client has given us other instructions, we generally vote in accordance with the recommendations of Institutional Shareholder Services, Inc. ("ISS") on these social and political issues and we consider the Ceres, MacBride and Burma Principles when applicable, although we sometimes abstain from voting on these issues.

We have developed Proxy Voting Guidelines, which our Corporate Governance Committee and the relevant investment research team(s) and/or investment committee(s) use in deciding how to vote proxies. The Guidelines, which have been developed with reference to the positions of ISS, set forth our positions on recurring proxy issues and criteria for addressing non-recurring issues and incorporates many of ISS's standard operating policies. Our proxy voting policy and procedures set out these Guidelines.

CLIENT PROXY VOTING POLICIES

If a client has a proxy-voting policy and instructs us to follow it, we will comply with that policy except when doing so would be contrary to the client's economic interests or otherwise imprudent or unlawful. As a fiduciary to ERISA plans, we are required to discharge our duties in accordance with the documents governing the plan (insofar as they are consistent with ERISA), including statements of proxy voting policy. We will, to the extent possible, comply with each client's proxy voting policy. If client policies conflict, we may vote proxies to reflect each policy in proportion to the respective client's interest in any pooled account (unless voting in such a manner would be imprudent or otherwise inconsistent with applicable law).

ARRANGEMENTS WITH OUTSIDE FIRMS

We use three outside firms, ISS, Investor Responsibility Research Center, and ADP Financial Services, Inc. to assist us in voting proxies. These firms keep us informed of shareholder meeting dates, forward proxy materials to us, translate proxy materials printed in a foreign language, provide us with research on proxy proposals and voting recommendations, and vote proxies in accordance with our instructions. Although we may consider ISS's and others' recommendations on proxy issues, we are ultimately responsible for proxy voting decisions.

CONFLICTS

From time to time, proxy voting proposals may raise conflicts between the interests of our clients and the interests of Brandes and its employees. For example, we may have a conflict when a company that is soliciting a proxy is an advisory client of Brandes, or when Brandes personnel have a business or personal relationship with participants in proxy contests, corporate directors or director candidates. Our Corporate Governance Committee is responsible for identifying proxy voting proposals that present a conflict of interest. If the Committee identifies such a proposal, the Committee will decide whether it presents a material conflict of interest.

Proxy proposals that are "routine," such as uncontested elections of directors, meeting formalities, and approval of an annual report/financial statements are presumed not to involve a material conflict of interest, unless the Corporate Governance Committee has actual knowledge that a routine proposal should be treated as material. Non-routine proxy proposals are presumed to involve a material conflict of interest, unless the Corporate Governance Committee determines that neither Brandes nor its personnel have such a conflict of interest. Non-routine proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans, and retirement plans).

If the Corporate Governance Committee determines that Brandes has a material conflict of interest, we may vote a proxy regarding that proposal using any of the following methods:

We may obtain instructions from the client on how to vote the proxy.

If we are able to disclose the conflict to the client, we may do so and obtain the client's consent as to how we will vote on the proposal (or otherwise obtain instructions from the client on how the proxy should be voted).

We may vote according to our Guidelines or, if applicable, the client's proxy voting policies.

Subject to any client imposed proxy voting policies, we may follow the recommendations of an independent third party, such as ISS, for all proxies. Subject to any client imposed proxy voting policies, we may follow the recommendations of an independent third party only for the proposals that involve a material conflict of interest.

WHEN WE DO NOT VOTE PROXIES

We generally do not vote proxies for securities we have not selected but that are held in a client account, or where we do not have discretionary authority over securities held in a client account.

We generally do not vote proxies when the cost of voting on a particular proxy proposal could exceed the expected benefit to a client, and thus it would not be prudent to vote the proxy. For example, we generally will not vote securities loaned to another party when the costs to the client and/or administrative inconvenience of retrieving these securities outweighs the benefit of voting. Also, voting proxies for shares of foreign stocks may involve significantly greater effort and corresponding costs, such as translation of proxy materials. Some countries have laws that prevent us from selling shares for a period of time before or after a shareholder meeting. We may decide not to vote shares of foreign stocks subject to these restrictions when we believe the benefit from voting the shares is outweighed by the interest of maintaining client liquidity in the shares.

FOR MORE INFORMATION

Please contact your Brandes portfolio management team for more information about our proxy voting policy and procedures, or to obtain a copy of the policy and procedures, which describe our positions on proxy voting issues such as the election of directors, the appointment of auditors, defenses for proxy contests, tender offer defenses (such as poison pills), corporate governance matters, executive and director compensation, and mergers and restructurings. In addition, please contact your Brandes portfolio management team for information concerning how securities in your account were voted.

                         CAUSEWAY CAPITAL MANAGEMENT LLC
                      PROXY VOTING POLICIES AND PROCEDURES

Overview

As an investment adviser with fiduciary responsibilities to its clients, Causeway Capital Management LLC ("Causeway") votes the proxies of companies owned by Causeway International Value Fund (the "Fund"), for which it serves as investment adviser. In addition, Causeway votes the proxies of companies owned by institutional and private clients who have granted Causeway such voting authority. Causeway has adopted these Proxy Voting Policies and Procedures to govern how it performs and documents its fiduciary duty regarding the voting of proxies.

Proxies are voted solely in the best interests of the client, the Fund shareholders or, where employee benefit assets are involved, in the best interests of plan participants and beneficiaries (collectively "clients"). Causeway's intent has always been to vote proxies, wherever possible to do so, in a manner consistent with its fiduciary obligations. Practicalities involved in international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

The Chief Operating Officer of Causeway supervises the proxy voting process. Portfolio managers have final decision-making authority over case-by-case votes. To assist in fulfilling its responsibility for voting proxies, Causeway uses independent research and recordkeeping software provided by third parties. Causeway uses Institutional Shareholder Services ("ISS") ProxyMaster for research, which assists the decision-making process, and ProxyEdge software, which organizes and tracks pending proxies, communicates voting decisions to custodian banks and maintains records.

PROXY VOTING GUIDELINES

Causeway will generally vote on specific matters in accordance with the proxy voting guidelines set forth below. However, Causeway reserves the right to vote proxies on behalf of clients on a case-by-case basis if the facts and circumstances so warrant.

Causeway's proxy voting guidelines are designed to ensure, to the extent feasible, that votes cast are consistent with certain basic principles: (i) increasing shareholder value; (ii) maintaining or increasing shareholder influence over the board of directors and management; (iii) establishing and enhancing a strong and independent board of directors; (iv) maintaining or increasing the rights of shareholders; and (v) aligning the interests of management and employees with those of shareholders with a view toward the reasonableness of executive compensation and shareholder dilution. Causeway's guidelines also recognize that a company's management is charged with the day-to-day operations and, therefore, Causeway generally votes on routine business matters in favor of management's proposals or positions.

Causeway generally votes for:

     -    distributions of income

     -    appointment of auditors

     -    director compensation, unless deemed excessive

     - boards of directors - Causeway generally votes for management's slate of director nominees. However, it votes against incumbent nominees with poor attendance records, or who have otherwise acted in a manner Causeway believes is not in the best interests of shareholders.

          Causeway generally opposes attempts to classify boards of directors or to eliminate cumulative voting.

     -    financial results/director and auditor reports

     -    share repurchase plans

     -    changing corporate names and other similar matters

Causeway generally votes the following matters on a case-by-case basis:

     -    amendments to articles of association or other governing documents

     -    changes in board or corporate governance structure

     -    changes in authorized capital including proposals to issue shares

     - compensation - Causeway believes that it is important that a company's equity-based compensation plans, including stock option or restricted stock plans, are aligned with the interests of shareholders, including Causeway's clients. Causeway evaluates compensation plans on a case-by-case basis. Causeway generally opposes packages that it believes provide excessive awards or create excessive shareholder dilution. Causeway generally opposes proposals to reprice options because the underlying stock has fallen in value.

     -    debt issuance requests

     - mergers, acquisitions and other corporate reorganizations or restructurings

     -    changes in state or country of incorporation

     -    related party transactions

Causeway generally votes against:

     - anti-takeover mechanisms - Causeway generally opposes anti-takeover mechanisms including poison pills, unequal voting rights plans, staggered boards, provisions requiring supermajority approval of a merger and other matters that are designed to limit the ability of shareholders to approve merger transactions.

Causeway generally votes with management regarding:

     - social issues - Causeway believes that it is management's responsibility to handle such issues, and generally votes with management on these types of issues, or abstains. Causeway will oppose social proposals that it believes will be a detriment to the investment performance of a portfolio company.

Conflicts of Interest

Causeway's interests may, in certain proxy voting situations, be in conflict with the interests of clients. Causeway may have a conflict if a company that is soliciting a proxy is a client of Causeway or is a major vendor for Causeway. Causeway may also have a conflict if Causeway personnel have a significant business or personal relationship with participants in proxy contests, corporate directors or director candidates.

The Chief Operating Officer will determine the issuers with which Causeway may have a significant business relationship. For this purpose, a "significant business relationship" is one that: (1) represents 1.5% or $1,000,000 of Causeway's revenues reasonably expected for the current fiscal year, whichever is less; (2) represents 2.5% or $2,000,000 of revenues of an affiliate reasonably expected for the current fiscal year, whichever is less; or (3) may not directly involve revenue to Causeway or its affiliates but is otherwise determined by the Chief Operating Officer to be significant to Causeway or its affiliates, such as a significant relationship with the company that might create an incentive for Causeway to vote in favor of management.

The Chief Operating Officer will identify issuers with which Causeway's employees who are involved in the proxy voting process may have a significant personal or family relationship. For this purpose, a "significant personal or family relationship" is one that would be reasonably likely to influence how Causeway votes proxies.

The Chief Operating Officer will reasonably investigate information relating to conflicts of interest. For purposes of identifying conflicts under this policy, the Chief Operating Officer will rely on publicly available information about Causeway and its affiliates, information about Causeway and its affiliates that is generally known by Causeway's employees, and other information actually known by the Chief Operating Officer. Absent actual knowledge, the Chief Operating Officer is not required to investigate possible conflicts involving Causeway where the information is (i) non-public, (ii) subject to information blocking procedures, or (iii) otherwise not readily available to the Chief Operating Officer.

The Chief Operating Officer will maintain a list of issuers with which there may be a conflict and will monitor for potential conflicts of interest on an ongoing basis.

Proxy proposals that are "routine," such as uncontested elections of directors, meeting formalities and approvals of annual reports/financial statements are presumed not to involve material conflicts of interest. For non-routine proposals, the Chief Operating Officer in consultation with Causeway's General Counsel decides if they involve a material conflict of interest.

If a proposal is determined to involve a material conflict of interest, Causeway may, but is not required to, obtain instructions from the client on how to vote the proxy or obtain the client's consent for Causeway's vote. If Causeway does not seek the client's instructions or consent, Causeway will vote as follows:

     - If a "for" or "against" or "with management" guideline applies to the proposal, Causeway will vote in accordance with that guideline.

     - If a "for" or "against" or "with management" guideline does not apply to the proposal, Causeway will follow the recommendation of an independent third party such as ISS.

Voting Proxies for Non-US Companies; Inadequate Information

While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, may involve a number of problems that may restrict or prevent Causeway's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings;
(iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person,
(v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with powers of attorney to facilitate Causeway's voting instructions. As a result, clients' non-US proxies will be voted on a best efforts basis only.

In addition, regarding US and non-US companies, Causeway will not vote proxies if it does not receive adequate information from the client's custodian in sufficient time to cast the vote.

                           COLUMBIA FUNDS SERIES TRUST

                              ONE FINANCIAL CENTER
                           BOSTON, MASSACHUSETTS 02111
                                 1-800-345-6611

                                    FORM N-1A

                                     PART C

                                OTHER INFORMATION

ITEM 23. EXHIBITS

All references to the "Registration Statement" in the following list of Exhibits refer to the Registrant's Registration Statement on Form N-1A (File Nos. 333-89661; 811-09645)

EXHIBIT LETTER                             DESCRIPTION
--------------                             -----------
(a)              Articles of Incorporation:

(a)(1) Certificate of Trust dated October 22, 1999, incorporated by reference to Post-Effective Amendment No. 1, filed February 10,
                 2000.

(a)(2)           Certificate of Amendment of Certificate of Trust dated
                 September 21, 2005, incorporated by reference to Post-Effective
                 Amendment No. 41, filed November 21, 2005.

(a)(3)           Amended and Restated Declaration of Trust dated September 26,
                 2005, incorporated by reference to Post-Effective Amendment No.
                 41, filed November 21, 2005.

(b)              Bylaws:

                 Not Applicable

(c)              Instruments Defining Rights of Securities Holders:

                 Not Applicable

(d)              Investment Advisory Contracts:

(d)(1)           Investment Advisory Agreement between Columbia Management
                 Advisors, LLC ("CMA") and Columbia Funds Series Trust (the
                 "Registrant") dated September 30, 2005, Schedule I last amended
                 February 15, 2006, filed herewith.

EXHIBIT LETTER                             DESCRIPTION
--------------                             -----------
(d)(2)           CMA Assumption Agreement on behalf of the LifeGoal Portfolios dated September 30, 2005, incorporated by reference to
                 Post-Effective Amendment No. 41, filed November 21, 2005.

(d)(3) Investment Advisory Agreement between CMA and the Registrant on behalf of the Fixed Income Sector Portfolios dated September
                 30, 2005, Schedule I last amended March 6, 2006, filed herewith.

(d)(4)           CMA Assumption Agreement on behalf of the Fixed Income Sector
                 Portfolios dated September 30, 2005, incorporated by reference to Post-Effective Amendment No. 41, filed November 21, 2005.

(d)(5)           Investment Sub-Advisory Agreement among CMA, Brandes Investment
                 Partners, L.P. ("Brandes") and the Registrant dated September
                 30, 2005, filed herewith.

(d)(6)           Investment Sub-Advisory Agreement among CMA, Marsico Capital
                 Management, LLC ("Marsico Capital") and the Registrant dated
                 September 30, 2005, incorporated by reference to Post-Effective
                 Amendment No. 41, filed November 21, 2005.

(e)              Underwriting Contract:

(e)(1)           Distribution Agreement with Columbia Management Distributors,
                 Inc. ("CMD") dated September 26, 2005, Schedule I last amended
                 March 6, 2006, and Schedule II amended February 15, 2006, filed herewith.

(f)              Bonus or Profit Sharing Contracts:

(f)(1) Deferred Compensation Plan adopted December 9, 1999, last amended November 19, 2003, incorporated by reference to Post-Effective Amendment No. 35, filed July 30, 2004.

(g)              Custodian Agreements:

(g)(1)           Master Custodian Agreement between the Registrant and State
                 Street Bank and Trust Company ("State Street") dated June 13,
                 2005, Appendix A amended June 1, 2006, filed herewith.

(g)(2)           Amendment No. 1 to the Master Custodian Agreement between the
                 Registrant and State Street, dated June 1, 2006, incorporated by reference to Post-Effective Amendment 45, filed June 14,
                 2006.

EXHIBIT LETTER                             DESCRIPTION
--------------                             -----------
(h)              Other Material Contracts:

(h)(1)           Administration Agreement between the Registrant and CMA, dated
                 December 1, 2005, Schedule A last amended March 6, 2006, filed herewith.

(h)(2)           Pricing and Bookkeeping Agreement between the Registrant and
                 CMA, dated December 1, 2005, Schedule A last amended March 6,
                 2006, filed herewith.

(h)(3) Shareholder Servicing Plan relating to all share classes of the Registrant, Exhibit I amended February 15, 2006, filed herewith.

(h)(4)           Shareholder Administration Plan relating to Class A Shares,
                 Exhibit I amended September 26, 2005, incorporated by reference to Post-Effective Amendment No. 41, filed November 21, 2005.

(h)(5)           Shareholder Administration Plan relating to Class B and Class C
                 Shares, Exhibit I last amended September 26, 2005, incorporated by reference to Post-Effective Amendment No. 41, filed November
                 21, 2005.

(h)(6)           Shareholder Administration Plan relating to Institutional Class
                 Shares, Exhibit I last amended November 18, 2005, incorporated by reference to Post-Effective Amendment No. 41, filed November
                 21, 2005.

(h)(7)           Shareholder Administration Plan relating to Marsico Shares,
                 Exhibit I amended September 26, 2005, incorporated by reference to Post-Effective Amendment No. 41, filed November 21, 2005.

(h)(8)           Shareholder Administration Plan relating to Trust Class Shares,
                 Exhibit I amended November 18, 2005, incorporated by reference to Post-Effective Amendment No. 41, filed November 21, 2005.

(h)(9)           Transfer Dividend Disbursing and Shareholders' Servicing Agent
                 Agreement between Columbia Funds Services, Inc. ("CFS"), CMA and the Registrant dated September 30, 2005, Appendix I last amended March 6, 2006, filed herewith.

EXHIBIT LETTER                             DESCRIPTION
--------------                             -----------
(h)(10)          Cross Indemnification Agreement between Columbia Funds Master
                 Investment Trust and the Registrant dated September 26, 2005, incorporated by reference to Post-Effective Amendment 45, filed
                 June 14, 2006.

(h)(11)          Mutual Fund Fee and Expense Agreement between the Registrant,
                 Columbia Funds Master Investment Trust ("Master Trust"), CMA and CMD dated June 13, 2005, filed herewith.

(i)              Legal Opinion

(i)(1)           Opinion of Morrison & Foerster LLP, filed herewith.

(j)              Other Opinions

(j)(1)           Opinion of PricewaterhouseCoopers LLP, filed herewith.

(k)              Omitted Financial Statements

                 Not Applicable

(l)              Initial Capital Agreements:

(l)(1)           Investor Letter, incorporated by reference to Post-Effective
                 Amendment No. 1, filed February 10, 2000.

(m)              Rule 12b-1 Plans:

(m)(1)           Shareholder Servicing and Distribution Plan relating to Class A
                 Shares, Exhibit I amended February 15, 2006, incorporated by reference to Post-Effective Amendment No. 44, filed February
                 28, 2006.

(m)(2) Distribution Plan relating to all share classes of the Registrant, Exhibits I and II amended February 15, 2006, incorporated by reference to Post-Effective Amendment No. 44, filed February 28, 2006.

EXHIBIT LETTER                             DESCRIPTION
--------------                             -----------
(n)              Financial Data Schedule:

                 Not Applicable.

(o)              Rule 18f-3 Plan:

(o)(1)           Rule 18f-3 Multi-Class Plan, incorporated by reference to
                 Post-Effective Amendment No. 45, filed June 14, 2006.

(p)              Codes of Ethics:

(p)(1) Columbia Funds Family Code of Ethics, incorporated by reference to Post-Effective Amendment 45, filed June 14, 2006.

(p)(2)           Columbia Management Group Code of Ethics, effective July 1,
                 2006, filed herewith.

(p)(3) Brandes Code of Ethics, incorporated by reference to Post-Effective Amendment No. 9, filed April 9, 2001.

(p)(4)           Marsico Capital Code of Ethics, filed herewith.

(q)(1)           Powers of Attorney for Minor Mickel Shaw, Edward J. Boudreau,
                 Jr., William A. Hawkins, R. Glenn Hilliard, William P.
                 Carmichael, incorporated by reference to Post-Effective
                 Amendment 45, filed June 14, 2006.

(q)(3) Power of Attorney for Keith Banks, incorporated by reference to Post-Effective Amendment No. 34, filed June 29, 2004.

ITEM 24. PERSONS CONTROLLED BY OF UNDER COMMON CONTROL WITH THE FUND

     No person is controlled by or under common control with the Registrant.

ITEM 25. INDEMNIFICATION

     Article VII of the Registrant's Declaration of Trust provides for the indemnification of the Registrant's trustees, officers, employees and other agents. Indemnification of the Registrant's administrators, distributor, custodian and transfer agents is provided for, respectively, in the
Registrant's:

          1.   Administration Agreement with CMA;

          2.   Distribution Agreement with CMD;

          3.   Custody Agreement with State Street; and

          4.   Transfer Agency and Services Agreement with CMS and CMA.

     The Registrant has entered into a Cross Indemnification Agreement with the "Master Trust" dated September 26, 2005. The Master Trust will indemnify and hold harmless the Trust against any losses, claims, damages or liabilities to which the Trust may become subject under the Act, the 1940 Act, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Prospectuses, any Preliminary Prospectuses, the Registration Statements, any other Prospectuses relating to the Securities, or any amendments or supplements to the foregoing (hereinafter referred to collectively as the "Offering Documents"), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Offering Documents in reliance upon and in conformity with written information furnished to the Trust by the Master Trust expressly for use therein; and will reimburse the Trust for any legal or other expenses reasonably incurred by the Trust in connection with investigating or defending any such action or claim; provided, however, that the Master Trust shall not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Offering Documents in reliance upon and in conformity with written information furnished to the Master Trust by the Trust for use in the Offering Documents.

     The Trust will indemnify and hold harmless the Master Trust against any losses, claims, damages or liabilities to which the Master Trust may become subject under the Act, the 1940 Act, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Offering Documents or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Offering Documents in reliance upon and in conformity with written information furnished to the Master Trust by the Trust expressly for use therein; and will reimburse the Master Trust for any legal or other expenses reasonably incurred by the Master Trust in connection with investigating or defending any such action or claim; provided, however, that the Trust shall not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Offering Documents in reliance upon and in conformity with written information furnished to the Trust by the Master Trust for use in the Offering Documents.

     Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party or parties under such subsection, notify the indemnifying party or parties in writing of the commencement thereof; but the omission to so notify the indemnifying party or parties shall not relieve it or them from any liability which it or they may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party or parties of the commencement thereof, the indemnifying party or parties shall be entitled to participate therein and, to the extent that either indemnifying party or both shall wish, to assume the defense thereof, with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party or parties to such indemnified part of its or their election so to assume the defense thereof, the indemnifying party or parties shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

     The Registrant has obtained from a major insurance carrier a trustees' and officers' liability policy covering certain types of errors and omissions. In no event will the Registrant indemnify any of its trustees, officers, employees, or agents against any liability to which such person would otherwise be subject by reason of his/her willful misfeasance, bad faith, gross negligence in the performance of his/her duties, or by reason of his/her reckless disregard of the duties involved in the conduct of his/her office or arising under his agreement with the Registrant. The Registrant will comply with Rule 484 under the 1933 Act and Release No. 11330 under the 1940 Act, in connection with any indemnification.

     Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission ("SEC") such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

     To the knowledge of the Registrant, none of the directors or officers of CMA, the adviser to the Registrant's portfolios, or Brandes or Marsico Capital, the investment sub-advisers to certain portfolios, except those set forth below, are or have been, at any time during the past two calendar years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers also hold various positions with, and engage in business for, the company that owns all the outstanding stock (other than directors' qualifying shares) of CMA or Marsico Capital, or other subsidiaries of Bank of America Corporation.

     (a) CMA performs investment advisory services for the Registrant and certain other customers. CMA is a wholly-owned subsidiary of Bank of America Corporation. Information with respect to each director and officer of the investment sub-adviser is incorporated by reference to Form ADV filed by CMA (formerly, Banc of America Capital Management, LLC ("BACAP")) with the SEC pursuant to the Advisers Act (file no. 801-50372).

     (b) Brandes performs investment sub-advisory services for the Registrant and certain other customers. Information with respect to each director and officer of the investment sub-adviser is incorporated by reference to Form ADV filed by Brandes with the SEC pursuant to the Advisers Act (file no. 801-24986).

     (c) Marsico Capital performs investment sub-advisory services for the Registrant and certain other customers. Marsico Capital is a wholly-owned subsidiary of Bank of America Corporation. Information with respect to each director and officer of the investment sub-adviser is incorporated by reference to Form ADV filed by Marsico Capital with the SEC pursuant to the Advisers Act (file no. 801-54914).

ITEM 27. PRINCIPAL UNDERWRITERS

     (a) CMD, distributor for the Registrant, does not presently act as investment adviser for any other registered investment companies, but does act as distributor for Columbia Funds Variable Insurance Trust I and as placement agent for the Master Trust, both of which are registered open-end management investment companies. CMD is also the Registrant's principal underwriter. CMD acts in such capacity for each series of Columbia Funds Series Trust I, Columbia Funds Trust I, Columbia Funds Trust II, Columbia Funds Trust III, Columbia Funds Trust IV, Columbia Funds Trust V, Columbia Funds Trust VI, Columbia Funds Trust VII, Columbia Funds Trust VIII, Columbia Funds Trust XI, Columbia Acorn Trust, Columbia Balanced Fund, Inc., Columbia Conservative High Yield Fund, Inc., Columbia Oregon Intermediate Municipal Bond Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia Small Cap Growth Fund I, Columbia Mid Cap Growth Fund, Inc., Columbia Strategic Investor Fund Inc., Columbia Technology Fund, Inc., Liberty Variable Investment Trust, SteinRoe Variable Investment Trust and Wanger Advisors Trust.

     (b) Information with respect to each director and officer of the principal underwriter is incorporated by reference to Post-Effective Amendment No. 1, filing June 7, 2006 filed by Banc of America Funds Trust with the SEC pursuant to the 1940 Act (file no. 811-21862).

     (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     (1) CMA, One Financial Center, Boston, MA 02111 (records relating to its function as investment sub-adviser).

     (2) Brandes, 11988 El Camino Real, San Diego, CA 92130 (records relating to its function as investment sub-adviser).

     (3) Marsico Capital, 1200 17th Street, Suite 1600, Denver, CO 80202 (records relating to its function as investment sub-adviser).

     (4) Columbia Management Services (formerly known as CFS), P.O. Box 8081, Boston, MA 02266-8081 (records relating to its function as transfer agent).

     (5) CMD, One Financial Center, Boston, MA 02110 (records relating to its function as distributor).

     (6) State Street, Two Avenue de Lafayette, LCC/4S, Boston, MA 0211 (records relating to its function as custodian).

ITEM 29. MANAGEMENT SERVICES

     Not Applicable

ITEM 30. UNDERTAKINGS

     Not Applicable

July 28, 2006
Page Two


     We consent to the inclusion of this opinion as an exhibit to the Registration Statement.

     In addition, we consent to the use of our name and to the reference to our Firm under the heading "Counsel" in the Statement of Additional Information.

                                       Very truly yours,


                                       /s/ MORRISON & FOERSTER LLP

                                       MORRISON & FOERSTER LLP

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, State of Massachusetts on the 28th day of July, 2006.

                                       COLUMBIA FUNDS SERIES TRUST


                                       By: /s/ Christopher L. Wilson
                                           -------------------------------------
                                           Christopher L. Wilson
                                           President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

        SIGNATURES                          TITLE                     DATE
        ----------                          -----                     ----


/s/ Christopher L. Wilson               President and            July 28, 2006
---------------------------        Chief Executive Officer
(Christopher L. Wilson)         (Principal Executive Officer)


/s/ J. Kevin Connaughton      Senior Vice President, Treasurer   July 28, 2006
---------------------------      and Chief Financial Officer
(J. Kevin Connaughton)            (Principal Financial and
                                     Accounting Officer)


            *                             Chairman               July 28, 2006
---------------------------       of the Board of Trustees
(William P. Carmichael)


            *                              Trustee               July 28, 2006
---------------------------
(Edward J. Boudreau, Jr.)


            *                              Trustee               July 28, 2006
---------------------------
(William A. Hawkins)


            *                              Trustee               July 28, 2006
---------------------------
(R. Glenn Hilliard)


            *                              Trustee               July 28, 2006
---------------------------
(Minor Mickel Shaw)


/s/ James R. Bordewick, Jr.
---------------------------
James R. Bordewick, Jr.

*    Attorney-in-Fact for each Trustee

                                  EXHIBIT LIST
                                CFST 485B filing

Exhibit (d)(1)    Investment Advisory Agreement
Exhibit (d)(3)    Investment Advisory Agreement (FISP)
Exhibit (d)(5)    Investment Sub-Advisory Agreement (BRANDES)
Exhibit (e)(1)    Distribution Agreement
Exhibit (g)(1)    Master Custodian Agreement
Exhibit (h)(1)    Administration Agreement
Exhibit (h)(2)    Pricing and Bookkeeping Agreement
Exhibit (h)(3)    Shareholder Servicing Plan
Exhibit (h)(9)    Transfer, Dividend Disbursing and S/H Serv. Agreement
Exhibit (h)(10)   Mutual Fund Fee and Expense Agreement
Exhibit (i)(1)    Morrison & Foerster Legal opinion
EXHIBIT (J)(1)    PWC OPINION
Exhibit (p)(2)    Columbia Management Group Code of Ethics
Exhibit (p)(4)    Marsico Capital Code of Ethics